Prospectus	April 30, 2013

  ING American Century Small-Mid Cap Value Portfolio Class: ADV/IASAX; S/IASSX

  ING Baron Growth Portfolio Class: ADV/IBSAX; S/IBSSX

  ING Columbia Contrarian Core Portfolio Class: ADV/ISBAX; S/ISCSX

  ING Columbia Small Cap Value II Portfolio Class: ADV/ICSAX; S/ICSSX

  ING Global Bond Portfolio Class: ADV/IOSAX; S/IOSSX

  ING Invesco Comstock Portfolio Class: ADV/IVKAX; S/IVKSX

  ING Invesco Equity and Income Portfolio Class: ADV/IUAAX; S/IUASX

  ING JPMorgan Mid Cap Value Portfolio Class: ADV/IJMAX; S/IJMSX

  ING Oppenheimer Global Portfolio Class: ADV/IGMAX; S/IGMSX

  ING PIMCO Total Return Portfolio Class: ADV/IPRAX; S/IPTSX

  ING Pioneer High Yield Portfolio Class: S/IPHSX

  ING T. Rowe Price Diversified Mid Cap Growth Portfolio Class: ADV/IAXAX; S/IAXSX

  ING T. Rowe Price Growth Equity Portfolio Class: ADV/IGEAX; S/ITGSX

  ING Templeton Foreign Equity Portfolio Class: ADV/IFTAX; S/IFTSX

Each Portfolio’s shares may be offered to insurance company separate accounts serving as investment options under variable annuity contracts and variable life insurance policies (“Variable Contracts”), qualified pension and retirement plans (“Qualified Plans”), custodial accounts, and certain investment advisers and their affiliates in connection with the creation or management of the Portfolios, other investment companies, and other permitted investors.
NOT ALL PORTFOLIOS MAY BE AVAILABLE IN ALL JURISDICTIONS, UNDER ALL VARIABLE CONTRACTS OR UNDER ALL QUALIFIED PLANS.
The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities nor has the SEC judged whether the information in this Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

INVESTMENTS

ING American Century Small-Mid Cap Value Portfolio

INVESTMENT OBJECTIVES

The Portfolio seeks long-term capital growth. Income is a secondary objective.

FEES AND EXPENSES OF THE PORTFOLIO

The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class		ADV	S
Management Fees	%	1.00	1.00
Distribution and/or Shareholder Services (12b-1) Fees	%	0.50	0.25
Administrative Services Fees	%	0.10	0.10
Other Expenses	%	0.06	0.06
Acquired Fund Fees and Expenses	%	0.01	0.01
Total Annual Portfolio Operating Expenses[2]	%	1.67	1.42
Waivers and Reimbursements[3]	%	(0.23)	(0.23)
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	%	1.44	1.19

1	Expense ratios have been adjusted to reflect current fees.

2	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

3	The adviser is contractually obligated to limit expenses to 1.52% and 1.27% of Class ADV and Class S shares, respectively, through May 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years. In addition, the adviser is contractually obligated to waive a portion of the management fee through May 1, 2014. Based upon net assets as of December 31, 2012, the management fee waiver for the Portfolio would be (0.09)%. There is no guarantee that the management fee waiver will continue after May 1, 2014. The management fee waiver will only renew if the adviser elects to renew it.

Expense Examples $

The Examples are intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Examples do not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated. The Examples also assume that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
ADV	$147	504	886	1,957
S	$121	427	754	1,682

The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Examples, affect the Portfolio’s performance.

During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 95% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of small- and mid-capitalization companies. The Portfolio will provide shareholders with at least 60 days’ prior written notice of any change in this non-fundamental investment policy. The sub-adviser (“Sub-Adviser”) defines small-capitalization companies to include those with a market capitalization no larger than that of the largest company in the S&P SmallCap 600 Index or the Russell 2000® Index and mid-capitalization companies to include those whose market capitalization at the time of purchase is within the capitalization range of the Russell 3000® Index, excluding the largest 100 such companies (in terms of market capitalization). The Portfolio may invest up to 20% of its assets in companies outside these two capitalization ranges, measured at the time of purchase.

The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).

The Sub-Adviser uses a value investment strategy that looks for companies that are temporarily out of favor in the market. The Sub-Adviser attempts to purchase the stocks of these undervalued companies and hold each stock until it has returned to favor in the market and its stock price has risen to, or is higher than, a level the Sub-Adviser believes more accurately reflects the company’s fair value. The Sub-Adviser uses a multi-capitalization approach under which one of its teams of portfolio managers

ING American Century Small-Mid Cap Value Portfolio	1

focuses on investments in the securities of small-capitalization companies and the second focuses on selecting investments in securities of mid-capitalization companies for the Portfolio.

Equity securities include common stocks, preferred stocks, and equity-equivalent securities, such as debt securities and preferred stocks convertible into common stocks, and stocks or stock index futures contracts.

The Portfolio may invest a portion of its assets in derivative instruments, including futures contracts, for cash management purposes. The Portfolio may also invest a portion of its assets in foreign securities, debt obligations of governments and their agencies, and other similar securities.

The Sub-Adviser may also sell stocks from the Portfolio’s investment portfolio if it believes: a stock no longer meets its valuation criteria; a stock’s risk parameters outweigh its return opportunity; more attractive alternatives are identified; or specific events alter a stock’s prospects.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio. Any of the following risks, among others, could affect Portfolio performance or cause the Portfolio to lose money or to underperform market averages of other funds.

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Convertible Securities   Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.

Credit   Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Currency   To the extent that the Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio and reduce its returns. Derivatives may not perform as expected, so the Portfolio may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio to the risk of improper valuation.

Foreign Investments   Investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

Interest Rate   With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase the Portfolio’s exposure to risks associated with rising interest rates.

Liquidity   If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Portfolio’s manager might wish to sell, and the security could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Portfolio could realize upon disposition. The Portfolio may make investments that become less liquid in response to market developments or adverse investor perception. The Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the Portfolio.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Portfolio costs and impair the ability of the Portfolio to achieve its investment objectives.

2	ING American Century Small-Mid Cap Value Portfolio

Mid-Capitalization Company   Investments in mid-capitalization companies may involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio.

Securities Lending   Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolio will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

Small-Capitalization Company   Investments in small-capitalization companies may involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volume typical on a national securities exchange.

Sovereign Debt   These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

Value Investing   Securities that appear to be undervalued may never appreciate to the extent expected. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings and industrial production.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio’s Class ADV shares’ performance from year to year, and the table compares the Portfolio’s Class ADV shares’ and Class S shares’ performance to the performance of a broad-based securities market index/indices for the same period. Class ADV shares and Class S shares of the Portfolio would have substantially similar performance because they invest in the same portfolio of securities. However, Class S shares’ performance would be higher than Class ADV shares’ performance because of the higher expenses paid by Class ADV shares. The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio’s past performance is no guarantee of future results.

Calendar Year Total Returns Class ADV
(as of December 31 of each year)

Best quarter: 2nd, 2009, 20.70% and Worst quarter: 4th, 2008, (20.37)%

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs	10 Yrs	Inception Date
Class ADV	%	16.07	6.23	10.25	05/01/02
Class S	%	16.35	6.50	10.54	05/01/02
Russell 2500TM Value Index[1]	%	19.21	4.54	10.20	—
S&P Small Cap 600/Citigroup Value Index[1]	%	18.21	4.72	10.03	—

1	The index returns do not reflect deductions for fees, expenses, or taxes.

ING American Century Small-Mid Cap Value Portfolio	3

PORTFOLIO MANAGEMENT

Investment Adviser	Sub-Adviser
Directed Services LLC	American Century Investment Management, Inc.

Portfolio Managers
Benjamin Z. Giele	Kevin Toney
Portfolio Manager (since 08/02)	Portfolio Manager (since 08/06)
Phillip N. Davidson	Brian Woglom
Portfolio Manager (since 05/06)	Portfolio Manager (since 02/12)
Michael Liss	Jeff John
Portfolio Manager (since 05/06)	Portfolio Manager (since 05/12)

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

4	ING American Century Small-Mid Cap Value Portfolio

ING Baron Growth Portfolio

INVESTMENT OBJECTIVE

The Portfolio seeks capital appreciation.

FEES AND EXPENSES OF THE PORTFOLIO

The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class		ADV	S
Management Fees	%	0.85	0.85
Distribution and/or Shareholder Services (12b-1) Fees	%	0.50	0.25
Administrative Services Fees	%	0.10	0.10
Other Expenses	%	0.04	0.04
Acquired Fund Fees and Expenses	%	0.01	0.01
Total Annual Portfolio Operating Expenses[2]	%	1.50	1.25
Waivers and Reimbursements[3]	%	None	None
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	%	1.50	1.25

1	Expense ratios have been adjusted to reflect current fees.

2	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

3	The adviser is contractually obligated to limit expenses to 1.59% and 1.34% of Class ADV and Class S shares, respectively, through May 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years. The distributor is contractually obligated to waive a portion of its service fee so that the Portfolio’s Total Annual Portfolio Operating Expenses after Waivers and Reimbursements for Class S shares do not exceed 1.31% through May 1, 2014. There is no guarantee that the service fee waiver will continue after May 1, 2014. The service fee waiver will only renew if the distributor elects to renew it. Any fees waived pursuant to the service fee waiver shall not be eligible for recoupment.

Expense Examples $

The Examples are intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Examples do not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated. The Examples also assume that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
ADV	$153	474	818	1,791
S	$127	397	686	1,511

The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Examples, affect the Portfolio’s performance.

During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 15% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in the securities of small-sized growth companies with market capitalizations of under $2.5 billion as measured at the time of purchase. The Portfolio will provide shareholders with at least 60 days’ prior written notice of any change in this non-fundamental investment policy. The Portfolio will not sell positions just because their market values have increased. Because of its long-term approach, the Portfolio could have a significant percentage of its assets invested in securities that have appreciated beyond their original market capitalizations.

The Portfolio may invest up to 20% in foreign securities, including American Depositary Receipts.

The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).

The Portfolio purchases stocks that the sub-adviser (“Sub-Adviser”) believes are undervalued relative to their businesses’ long-term growth prospects, future cash flows and asset values. The Sub-Adviser seeks to invest in businesses before their long-term growth prospects are appreciated by other investors. The Portfolio may make significant investments in companies in which the Sub-Adviser has great conviction.

ING Baron Growth Portfolio	5

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio. Any of the following risks, among others, could affect Portfolio performance or cause the Portfolio to lose money or to underperform market averages of other funds.

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Currency   To the extent that the Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Foreign Investments   Investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

Growth Investing   Prices of growth stocks typically reflect high expectations for future company growth, and may fall quickly and significantly if investors suspect that actual growth may be less than expected. Growth companies typically lack any dividends that might cushion price declines. Growth stocks tend to be more volatile than value stocks, and may underperform the market as a whole over any given time period.

Liquidity   If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Portfolio’s manager might wish to sell, and the security could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Portfolio could realize upon disposition. The Portfolio may make investments that become less liquid in response to market developments or adverse investor perception. The Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the Portfolio.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Portfolio costs and impair the ability of the Portfolio to achieve its investment objectives.

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing the Portfolio that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio.

Securities Lending   Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolio will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio’s Class ADV shares’ performance from year to year, and the table compares the Portfolio’s Class ADV shares’ and Class S shares’ performance to the performance of a broad-based securities market index/indices for the same period. Class ADV shares and Class S shares of the Portfolio would have substantially similar performance because they invest in

6	ING Baron Growth Portfolio

the same portfolio of securities. However, Class S shares’ performance would be higher than Class ADV shares’ performance because of the higher expenses paid by Class ADV shares. The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio’s past performance is no guarantee of future results.

Calendar Year Total Returns Class ADV
(as of December 31 of each year)

Best quarter: 2nd, 2009, 20.43% and Worst quarter: 4th, 2008, (27.03)%

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs	10 Yrs	Inception Date
Class ADV	%	19.40	3.94	10.39	05/01/02
Class S	%	19.67	4.21	10.67	05/01/02
Russell 2000® Growth Index[1]	%	14.59	3.49	9.80	—
Russell 2500 Growth Index[1,2]	%	16.13	4.07	10.55	—
Russell 2000® Index[1,2]	%	16.35	3.56	9.72	—

1	The index returns do not reflect deductions for fees, expenses, or taxes.

2	On April 30, 2013 the Portfolio changed its benchmark from the Russell 2000® Index to the Russell 2500 Growth Index because the Russell 2500 Growth Index is considered by the adviser to be a more appropriate benchmark reflecting the type of securities in which the Portfolio invests.

PORTFOLIO MANAGEMENT

Investment Adviser	Sub-Adviser
Directed Services LLC	BAMCO, Inc.

Portfolio Manager
Ronald Baron
Portfolio Manager (since 05/02)

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

ING Baron Growth Portfolio	7

ING Columbia Contrarian Core Portfolio (formerly, ING Davis New York Venture Portfolio)

INVESTMENT OBJECTIVE

The Portfolio seeks total return, consisting of long-term capital appreciation and current income.

FEES AND EXPENSES OF THE PORTFOLIO

The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class		ADV	S
Management Fees	%	0.80	0.80
Distribution and/or Shareholder Services (12b-1) Fees	%	0.50	0.25
Administrative Services Fees	%	0.10	0.10
Other Expenses	%	0.06	0.06
Total Annual Portfolio Operating Expenses	%	1.46	1.21
Waivers and Reimbursements[2]	%	(0.21)	(0.21)
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	%	1.25	1.00

1	Expense ratios have been adjusted to reflect current fees.

2	The adviser is contractually obligated to limit expenses to 1.25% and 1.00% of Class ADV and Class S shares, respectively, through May 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses. There is no guarantee that this obligation will continue after May 1, 2014. The obligation will only continue if the adviser elects to renew it. Any fees waived pursuant to this obligation shall not be eligible for recoupment. In addition, the adviser is contractually obligated to waive a portion of the management fee through May 1, 2014. Based upon net assets as of December 31, 2012, the management fee waiver for the Portfolio would be an estimated (0.02)%. There is no guarantee that the management fee waiver will continue after May 1, 2014. The management fee waiver will only renew if the adviser elects to renew it.

Expense Examples $

The Examples are intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Examples do not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated. The Examples also assume that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
ADV	$127	441	777	1,728
S	$102	363	645	1,447

The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Examples, affect the Portfolio’s performance.

During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 20% of the average value of its portfolio.

Beginning April 15, 2013, Davis Selected Advisors, L.P. was terminated as sub-adviser to the Portfolio. On April 30, 2013, Columbia Management Investment Advisers, LLC began managing the Portfolio. During the period from April 15, 2013 through the close of business on April 29, 2013, the Portfolio was in a transition period which resulted in significant buy and sell transactions which will likely cause an increase in the Portfolio’s portfolio turnover rate. In addition, these transactions resulted in transaction costs which will be borne by the shareholders.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio invests at least 80% of its net assets in common stocks. In addition, under normal market conditions, the Portfolio invests at least 80% of its net assets in equity securities of U.S. companies that have large market capitalization (generally over $2 billion) that the sub-adviser (“Sub-Adviser”) believes are undervalued and have the potential for long-term growth and current income.

The Portfolio may also invest up to 20% of its net assets in foreign securities. The Portfolio may invest directly in foreign securities or indirectly through depositary receipts.

The Portfolio may invest in derivatives such as futures, forward contracts, options and swap contracts, including credit default swaps. The Portfolio may use derivative instruments for both hedging and non-hedging purposes, including, for example, to produce incremental earnings, to hedge existing positions, to provide a substitute for a position in an underlying asset, to increase or reduce market or credit exposure, or to increase flexibility.

The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).

8	ING Columbia Contrarian Core Portfolio

The Sub-Adviser combines fundamental and quantitative analysis with risk management in identifying investment opportunities and constructing the Portfolio’s portfolio. The Sub-Adviser considers, among other factors:

  various measures of valuation, including price-to-cash flow, price-to-earnings, price-to-sales, and price-to-book value. The Sub-Adviser believes that companies with lower valuations are generally more likely to provide opportunities for capital appreciation;
  potential indicators of stock price appreciation, such as anticipated earnings growth, company restructuring, changes in management, business model changes, new product opportunities, or anticipated improvements in macroeconomic factors;
  the financial condition and management of a company, including its competitive position, the quality of its balance sheet and earnings, its future prospects, and the potential for growth and stock price appreciation; and
  overall economic and market conditions.

The Sub-Adviser may sell a security when the security’s price reaches a target set by the Sub-Adviser; if the Sub-Adviser believes that there is deterioration in the issuer’s financial circumstances or fundamental prospects, or that other investments are more attractive; or for other reasons.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio. Any of the following risks, among others, could affect Portfolio performance or cause the Portfolio to lose money or to underperform market averages of other funds.

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Credit Default Swaps   The Portfolio may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the Portfolio pays a fee to protect against the risk that a security held by the Portfolio will default. As a seller of the swap, the Portfolio receives payment(s) in return for its obligation to pay the counterparty an agreed upon value of a security in the event of a default of the security issuer. Credit default swaps are largely unregulated and susceptible to liquidity, credit, and counterparty risks.

Currency   To the extent that the Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio and reduce its returns. Derivatives may not perform as expected, so the Portfolio may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio to the risk of improper valuation.

Foreign Investments   Investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

Investment Model   The manager’s proprietary model may not adequately allow for existing or unforeseen market factors or the interplay between such factors.

Liquidity   If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Portfolio’s manager might wish to sell, and the security could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Portfolio could realize upon disposition. The Portfolio may make investments that become less liquid in response to market developments or adverse investor perception. The Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the Portfolio.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth-oriented securities in which the Portfolio invests. Rather, the market could favor value-oriented securities or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Portfolio costs and impair the ability of the Portfolio to achieve its investment objectives.

ING Columbia Contrarian Core Portfolio	9

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing the Portfolio that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio.

Securities Lending   Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolio will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio’s Class ADV shares’ performance from year to year, and the table compares the Portfolio’s Class ADV shares’ and Class S shares’ performance to the performance of a broad-based securities market index/indices for the same period. Class ADV shares and Class S shares of the Portfolio would have substantially similar performance because they invest in the same portfolio of securities. However, Class S shares’ performance would be higher than Class ADV shares’ performance because of the higher expenses paid by Class ADV shares. The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio’s past performance is no guarantee of future results.

Calendar Year Total Returns Class ADV
(as of December 31 of each year)

Best quarter: 2nd, 2009, 20.57% and Worst quarter: 4th, 2008, (24.26)%

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs	10 Yrs	Inception Date
Class ADV	%	11.99	(1.08)	5.81	12/10/01
Class S	%	12.27	(0.83)	6.07	12/10/01
Russell 1000® Index[1,2]	%	16.42	1.92	7.52	—
S&P 500® Index[1,2]	%	16.00	1.66	7.10	—

1	The index returns do not reflect deductions for fees, expenses, or taxes.

2	On April 15, 2013 the Portfolio changed its benchmark from the S&P 500® Index to the Russell 1000® Index because the Russell 1000® Index is considered by the adviser to be a more appropriate benchmark reflecting the type of securities in which the Portfolio invests.

PORTFOLIO MANAGEMENT

Beginning April 15, 2013 through the close of business on April 29, 2013, the Portfolio was managed by a transition manager in preparation for a sub-adviser change from Davis Selected Advisers, L.P. to Columbia Management Investment Advisers, LLC. Effective April 30, 2013, the following serve as adviser, sub-adviser, and portfolio manager to the Portfolio:

Investment Adviser	Sub-Adviser
Directed Services LLC	Columbia Management Investment Advisers, LLC

Portfolio Manager
Guy W. Pope
Portfolio Manager (since 04/13)

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may

10	ING Columbia Contrarian Core Portfolio

apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

ING Columbia Contrarian Core Portfolio	11

ING Columbia Small Cap Value II Portfolio

INVESTMENT OBJECTIVE

The Portfolio seeks long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO

The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class		ADV	S
Management Fees	%	0.75	0.75
Distribution and/or Shareholder Services (12b-1) Fees	%	0.50	0.25
Administrative Services Fees	%	0.10	0.10
Other Expenses	%	0.04	0.04
Total Annual Portfolio Operating Expenses	%	1.39	1.14
Waivers and Reimbursements[2]	%	None	None
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	%	1.39	1.14

1	Expense ratios have been adjusted to reflect current fees.

2	The adviser is contractually obligated to limit expenses to 1.65% and 1.40% of Class ADV and Class S shares, respectively, through May 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years. Also, the adviser is contractually obligated to waive a portion of the management fee through May 1, 2014. Based upon net assets as of December 31, 2012, the management fee waiver for the Portfolio would be an estimated (0.02)%. There is no guarantee that the management fee waiver will continue after May 1, 2014. The management fee waiver will only renew if the adviser elects to renew it.

Expense Examples $

The Examples are intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Examples do not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated. The Examples also assume that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
ADV	$142	440	761	1,669
S	$116	362	628	1,386

The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Examples, affect the Portfolio’s performance.

During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 44% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies that have market capitalizations in the range of the companies within the Russell 2000® Value Index (which measures the performance of the small-cap value segment of the U.S. equity universe), at the time of purchase, that the sub-adviser (“Sub-Adviser”) believes are undervalued and have the potential for long-term growth. The Portfolio will provide shareholders with at least 60 days’ prior written notice of any change in this investment policy. The market capitalization of companies in the Russell 2000® Value Index as of December 31, 2012, ranged from $41.2 million and $4.7 billion.

The Portfolio may invest up to 20% of its total assets in foreign securities and depositary receipts. The Portfolio may invest in real estate investment trusts. The Portfolio may invest a significant portion of its assets in a particular sector. The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”); convertible securities; initial public offerings; and derivatives, including options on securities, options on stock indices, covered calls, secured put options, and over-the-counter options. The Portfolio may use derivatives for, among other reasons, investment purposes, for risk management (hedging) purposes, to increase investment flexibility, or to reduce transaction costs.

The Sub-Adviser combines fundamental and quantitative analysis with risk management to identify value opportunities and construct the Portfolio. The management team considers, among other things: businesses that are believed to be fundamentally sound and undervalued due to investor indifference, investor

12	ING Columbia Small Cap Value II Portfolio

misperception of company prospects, or other factors; various measures of valuation, including price-to-cash flow, price-to-earnings, price-to-sales, and price-to-book value (the Sub-Adviser believes that companies with lower valuations are generally more likely to provide opportunities for capital appreciation); a company’s current operating margins relative to its historic range and future potential; and potential indicators of stock price appreciation. These could take the form of anticipated earnings growth, company restructuring, changes in management, new product opportunities, business model changes, or anticipated improvements in macroeconomic factors.

The Sub-Adviser may sell a security when its price reaches a target set by the Sub-Adviser; if the Sub-Adviser believes there is deterioration in the company’s financial circumstances or fundamental prospects, when the Sub-Adviser believes other investments are more attractive or for other reasons.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio. Any of the following risks, among others, could affect Portfolio performance or cause the Portfolio to lose money or to underperform market averages of other funds.

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Convertible Securities   Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.

Credit   Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Currency   To the extent that the Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio and reduce its returns. Derivatives may not perform as expected, so the Portfolio may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio to the risk of improper valuation.

Focused Investing   To the extent that the Portfolio invests a substantial portion of its assets in a particular industry, sector, market segment, or geographical area, its investments will be sensitive to developments in that industry, sector, market segment, or geographical area. The Portfolio assumes the risk that changing economic conditions; changing political or regulatory conditions; or natural and other disasters affecting the particular industry, sector, market segment, or geographical area in which the Portfolio focuses its investments could have a significant impact on its investment performance and could ultimately cause the Portfolio to underperform, or be more volatile than, other funds that invest more broadly.

Foreign Investments   Investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

Initial Public Offerings   Initial Public Offerings (“IPOs”) and companies that have recently gone public have the potential to produce substantial gains for the Portfolio. However, there is no assurance that the Portfolio will have access to profitable IPOs or that IPOs in which the Portfolio invests will rise in value. Furthermore, the value of securities of newly public companies may decline in value shortly after the IPO. When the Portfolio’s asset base is small, the impact of such investments on the Portfolio’s return will be magnified. If the Portfolio’s assets grow, it is likely that the effect of the Portfolio’s investment in IPOs on the Portfolio’s return will decline.

Interest Rate   With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase the Portfolio’s exposure to risks associated with rising interest rates.

Investment Model   The manager’s proprietary model may not adequately allow for existing or unforeseen market factors or the interplay between such factors.

ING Columbia Small Cap Value II Portfolio	13

Liquidity   If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Portfolio’s manager might wish to sell, and the security could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Portfolio could realize upon disposition. The Portfolio may make investments that become less liquid in response to market developments or adverse investor perception. The Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the Portfolio.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Portfolio costs and impair the ability of the Portfolio to achieve its investment objectives.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio.

Over-the-Counter Investments   Investments purchased over-the-counter (“OTC”), including securities and derivatives, can involve greater risks than securities traded on recognized stock exchanges. OTC securities are generally securities of smaller or newer companies that may have limited product lines and markets compared to larger companies. They also can have less management depth, more reliance on key personnel, and less access to capital and credit. OTC securities tend to trade less frequently and in lower volume, and as a result have greater liquidity risk. Many of the protections afforded to participants on some organized exchanges, such as the performance guarantee of an exchange clearing house, are not available in connection with OTC derivatives transactions. Additionally, OTC investments are generally purchased either directly from a dealer or in negotiated transactions with the issuer and as such may expose the Portfolio to counterparty risk.

Real Estate Companies and Real Estate Investment Trusts (“REITs”)   Investing in real estate companies and REITs may subject the Portfolio to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.

Securities Lending   Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolio will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

Small-Capitalization Company   Investments in small-capitalization companies may involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volume typical on a national securities exchange.

Value Investing   Securities that appear to be undervalued may never appreciate to the extent expected. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings and industrial production.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio’s Class ADV shares’ performance from year to year, and the table compares the Portfolio’s Class ADV shares’ and Class S shares’ performance to the performance of a broad-based securities market index/indices for the same period. Class ADV shares and Class S shares of the Portfolio would have substantially similar performance because they invest in the same portfolio of securities. However, Class S shares’ performance would be higher than Class ADV shares’ performance because of the higher expenses paid by Class ADV shares. The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio’s past performance is no guarantee of future results.

14	ING Columbia Small Cap Value II Portfolio

Calendar Year Total Returns Class ADV
(as of December 31 of each year)

Best quarter: 3rd, 2009, 21.34% and Worst quarter: 4th, 2008, (24.25)%

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs	10 Yrs (or since inception)	Inception Date
Class ADV	%	14.01	2.48	2.52	12/29/06
Russell 2000® Value Index[1]	%	18.05	3.55	1.20[2]	—
Class S	%	14.20	2.74	2.80	05/01/06
Russell 2000® Value Index[1]	%	18.05	3.55	2.32[2]	—

1	The index returns do not reflect deductions for fees, expenses, or taxes.

2	Reflects index performance since the date closest to the Class’ inception for which data is available.

PORTFOLIO MANAGEMENT

Investment Adviser	Sub-Adviser
Directed Services LLC	Columbia Management Investment Advisers, LLC

Portfolio Managers
Christian K. Stadlinger, Ph.D., CFA	Jarl Ginsberg, CFA
Portfolio Manager (since 05/06)	Portfolio Manager (since 05/06)

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

ING Columbia Small Cap Value II Portfolio	15

ING Global Bond Portfolio

INVESTMENT OBJECTIVE

The Portfolio seeks to maximize total return through a combination of current income and capital appreciation.

FEES AND EXPENSES OF THE PORTFOLIO

The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class		ADV	S
Management Fees	%	0.50	0.50
Distribution and/or Shareholder Services (12b-1) Fees	%	0.50	0.25
Administrative Services Fees	%	0.10	0.10
Other Expenses	%	0.08	0.08
Acquired Fund Fees and Expenses	%	0.02	0.02
Total Annual Portfolio Operating Expenses[2]	%	1.20	0.95
Waivers and Reimbursements[3]	%	(0.08)	(0.08)
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	%	1.12	0.87

1	Expense ratios have been adjusted to reflect current contractual rates.

2	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

3	The adviser is contractually obligated to limit expenses to 1.10% and 0.85% for Class ADV and Class S shares, respectively, through May 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses. This obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the management agreement and is subject to possible recoupment by the adviser within three years. In addition, the adviser is contractually obligated to waive a portion of the management fee through May 1, 2014. Based upon net assets as of December 31, 2012, the management fee waiver for the Portfolio would be (0.02)%. There is no guarantee that this management fee waiver will continue after May 1, 2014. This management fee waiver will continue only if the adviser elects to renew it.

Expense Examples $

The Examples are intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Examples do not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated. The Examples also assume that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
ADV	$114	373	652	1,447
S	$89	295	518	1,159

The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Examples, affect the Portfolio’s performance.

During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 487% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in bonds of issuers in a number of different countries, which may include the United States. The Portfolio will provide shareholders with at least 60 days’ prior written notice of any change in this investment policy.

The Portfolio may invest in securities of issuers located in developed and emerging market countries. Securities may be denominated in foreign currencies or in the U.S. dollar. The Portfolio may hedge its exposure to securities denominated in foreign currencies. The Portfolio may also borrow money from banks and invest the proceeds of such loans in portfolio securities to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”). This investment technique is known as “leveraging.”

The Portfolio invests primarily in investment-grade securities which include, but are not limited to, corporate and government bonds which, at the time of investment, are rated investment-grade (at least BBB- by Standard & Poor’s Rating Services or Baa3 by Moody’s Investors Service, Inc.) or have an equivalent rating by a nationally recognized statistical rating organization, or are of comparable quality if unrated. The Portfolio may also invest in preferred stocks, money market instruments, municipal bonds, commercial and residential mortgage-related securities, asset-backed securities, other securitized and structured debt products, private placements, sovereign debt, and other investment companies.

16	ING Global Bond Portfolio

The Portfolio may also invest its assets in bank loans and in a combination of floating rate secured loans (“Senior Loans”) and shares of ING Prime Rate Trust, a closed-end investment company that invests in Senior Loans. Although the Portfolio may invest a portion of its assets in high-yield debt securities rated below investment grade (commonly referred to as “junk bonds”), the Portfolio will seek to maintain a minimum weighted average portfolio quality rating of at least investment grade. The dollar-weighted average portfolio duration of the Portfolio will generally range between two and nine years. Duration is the most commonly used measure of risk in fixed-income investment as it incorporates multiple features of the fixed-income instrument ( e.g .., yield, coupon, maturity, etc.) into one number. Duration is a measure of sensitivity of the price of a fixed-income instrument to a change in interest rates. Duration is a weighted average of the times that interest payments and the final return of principal are received. The weights are the amounts of the payments discounted by the yield-to-maturity of the fixed-income instrument. Duration is expressed as a number of years. The bigger the duration number, the greater the interest-rate risk or reward for the fixed-income instrument prices. For example, the price of a bond with an average duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. Conversely, the price of a bond with an average duration of five years would be expected to rise approximately 5% if interest rates drop by one percentage point.

The Portfolio may use derivatives, including futures, swaps (including interest rate swaps, total return swaps, and credit default swaps), and options, among others, to seek to enhance return, to hedge some of the risks of its investments in fixed-income securities, or as a substitute for a position in an underlying asset. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls and reverse repurchase agreements). The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the 1940 Act.

The investment process focuses on allocating assets among various sectors of the global bond markets and buying bonds at a discount to their intrinsic value. The sub-adviser (“Sub-Adviser”) utilizes proprietary quantitative techniques to identify bonds or sectors that are cheap relative to other bonds or sectors based on their historical price relationships. Teams of asset specialists use this relative value analysis to guide them in the security selection process.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio. Any of the following risks, among others, could affect Portfolio performance or cause the Portfolio to lose money or to underperform market averages of other funds.

Call   During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income.

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Credit   Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Credit Default Swaps   The Portfolio may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the Portfolio pays a fee to protect against the risk that a security held by the Portfolio will default. As a seller of the swap, the Portfolio receives payment(s) in return for its obligation to pay the counterparty an agreed upon value of a security in the event of a default of the security issuer. Credit default swaps are largely unregulated and susceptible to liquidity, credit, and counterparty risks.

Currency   To the extent that the Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio and reduce its returns. Derivatives may not perform as expected, so the Portfolio may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio to the risk of improper valuation.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement;

ING Global Bond Portfolio	17

potential for default on sovereign debt; or political changes or diplomatic developments. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. Foreign investment risks may be greater in developing and emerging markets than in developed markets.

High-Yield Securities   Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Interest in Loans   The value and the income streams of interests in loans (including participation interests in lease financings and assignments in secured variable or floating rate loans) will decline if borrowers delay payments or fail to pay altogether. A large rise in interest rates could increase this risk. Although loans are generally fully collateralized when purchased, the collateral may become illiquid or decline in value. Many loans themselves carry liquidity and valuation risks.

Interest Rate   With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase the Portfolio’s exposure to risks associated with rising interest rates.

Investment Model   The manager’s proprietary model may not adequately allow for existing or unforeseen market factors or the interplay between such factors.

Leverage   Certain transactions and investment strategies may give rise to leverage. Such transactions and investment strategies, include, but are not limited to: borrowing, dollar rolls, reverse repurchase agreements, loans of portfolio securities and the use of when-issued, delayed-delivery or forward-commitment transactions. The use of certain derivatives may also increase leveraging risk. The use of leverage may increase the Portfolio’s expenses and increase the impact of the Portfolio’s other risks.

Liquidity   If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Portfolio’s manager might wish to sell, and the security could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Portfolio could realize upon disposition. The Portfolio may make investments that become less liquid in response to market developments or adverse investor perception. The Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the Portfolio.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Portfolio costs and impair the ability of the Portfolio to achieve its investment objectives.

Mortgage- and/or Asset-Backed Securities Defaults on or the low credit quality or liquidity of the underlying assets of the asset-backed (including mortgage-backed) securities held by the Portfolio may impair the value of the securities. There may be limitations on the enforceability of any security interest granted with respect to those underlying assets. These securities also present a higher degree of prepayment and extension risk and interest rate risk than do other types of fixed-income securities.

Municipal Obligations   The municipal market in which the Portfolio invests is volatile and can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio.

Prepayment and Extension   Prepayment risk is the risk that principal on mortgages or other loan obligations underlying a security may be repaid prior to the stated maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. Extension risk is the risk that an issuer will exercise its right to repay principal on an obligation held by the Portfolio later than expected, which may decrease the value of the obligation and prevent the Portfolio from investing expected repayment proceeds in securities paying yields higher than the yields paid by the securities that were expected to be repaid.

Securities Lending   Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolio will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

Sovereign Debt   These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political

18	ING Global Bond Portfolio

considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio’s Class ADV shares’ performance from year to year, and the table compares the Portfolio’s Class ADV shares’ and Class S shares’ performance to the performance of a broad-based securities market index/indices for the same period. Class ADV shares and Class S shares of the Portfolio would have substantially similar performance because they invest in the same portfolio of securities. However, Class S shares’ performance would be higher than Class ADV shares’ performance because of the higher expenses paid by Class ADV shares. The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio’s past performance is no guarantee of future results.

Calendar Year Total Returns Class ADV
(as of December 31 of each year)

Best quarter: 2nd, 2009, 11.03% and Worst quarter: 4th, 2008, (10.16)%

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs	10 Yrs (or since inception)	Inception Date
Class ADV	%	7.36	5.38	5.51	11/08/04
Class S	%	7.65	5.65	5.78	11/08/04
BCGA Index[1]	%	4.32	5.44	5.22[2]	—

1	The index returns do not reflect deductions for fees, expenses, or taxes.

2	Reflects index performance since the date closest to the Class’ inception for which data is available.

PORTFOLIO MANAGEMENT

Investment Adviser	Sub-Adviser
Directed Services LLC	ING Investment Management Co. LLC

Portfolio Managers
Christine Hurtsellers	Michael Mata
Portfolio Manager (since 04/11)	Portfolio Manager (since 01/11)
Robert Robis
Portfolio Manager (since 07/11)

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest

ING Global Bond Portfolio	19

by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

20	ING Global Bond Portfolio

ING Invesco Comstock Portfolio (formerly, ING Invesco Van Kampen Comstock Portfolio)

INVESTMENT OBJECTIVE

The Portfolio seeks capital growth and income.

FEES AND EXPENSES OF THE PORTFOLIO

The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class		ADV	S
Management Fees	%	0.60	0.60
Distribution and/or Shareholder Services (12b-1) Fees	%	0.50	0.25
Administrative Services Fees	%	0.10	0.10
Other Expenses	%	0.05	0.05
Aquired Fund Fees and Expenses	%	0.01	0.01
Total Annual Portfolio Operating Expenses[2]	%	1.26	1.01
Waivers and Reimbursements[3]	%	None	None
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	%	1.26	1.01

1	Expense ratios have been adjusted to reflect current fees.

2	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

3	The adviser is contractually obligated to limit expenses to 1.31% and 1.06% of Class ADV and Class S shares, respectively, through May 1, 2014. There is no guarantee this obligation will continue after May 1, 2014 and the obligation will only continue if the adviser elects to renew it. Any fees waived pursuant to this obligation shall not be eligible for recoupment. In addition, the adviser is contractually obligated to waive a portion of the management fee through May 1, 2014. Based upon net assets as of December 31, 2012, the management fee waiver for the Portfolio would be (0.00)%. There is no guarantee that the management fee waiver will continue after May 1, 2014. The management fee waiver will only renew if the adviser elects to renew it.

Expense Examples $

The Examples are intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Examples do not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated. The Examples also assume that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
ADV	$128	400	692	1,523
S	$103	322	558	1,236

The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Examples, affect the Portfolio’s performance.

During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 18% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio primarily invests in equity securities, including common stocks, preferred stocks, and securities convertible into common and preferred stocks. Additionally, the Portfolio may invest up to 15% of its assets in real estate investment trusts. The Portfolio emphasizes a value style of investing seeking well-established, undervalued companies believed by the sub-adviser (“Sub-Adviser”) to possess the potential for capital growth and income.

The Portfolio may invest up to 25% of its assets in securities of foreign issuers. The Portfolio may also invest in American Depositary Receipts without limitation and may purchase and sell certain derivative instruments, such as options, forward contracts, futures, and options on futures, for various portfolio management purposes including to seek to hedge against currency risk. The Portfolio generally holds up to 10% of its assets in high-quality short-term debt securities and investment-grade corporate debt securities in order to provide liquidity.

The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).

The Sub-Adviser generally seeks to identify companies that are undervalued and have identifiable factors that might lead to improved valuations. This catalyst could come from within the company in the form of new management, operational enhancements, restructuring, or reorganization. It could also be an external factor, such as an improvement in industry conditions or a regulatory change. The Portfolio’s style of investment presents

ING Invesco Comstock Portfolio	21

a risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market. The Portfolio may invest in companies of any market capitalization. The securities of medium- or small-sized companies may be subject to more abrupt or erratic market movements than securities of larger companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than larger companies. Thus, to the extent the Sub-Adviser invests in medium- and small-sized companies, the Portfolio may be subject to greater risk than that assumed through investment in securities of larger companies.

Portfolio securities are typically sold when the Sub-Adviser’s assessment of the capital growth and income potential for such securities materially changes.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio. Any of the following risks, among others, could affect Portfolio performance or cause the Portfolio to lose money or to underperform market averages of other funds.

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Convertible Securities   Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.

Credit   Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Currency   To the extent that the Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio and reduce its returns. Derivatives may not perform as expected, so the Portfolio may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio to the risk of improper valuation.

Foreign Investments   Investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

Interest Rate   With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase the Portfolio’s exposure to risks associated with rising interest rates.

Liquidity   If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Portfolio’s manager might wish to sell, and the security could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Portfolio could realize upon disposition. The Portfolio may make investments that become less liquid in response to market developments or adverse investor perception. The Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the Portfolio.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the value-oriented securities in which the Portfolio invests. Rather, the market could favor growth-oriented securities or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Portfolio costs and impair the ability of the Portfolio to achieve its investment objectives.

22	ING Invesco Comstock Portfolio

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing the Portfolio that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio.

Real Estate Companies and Real Estate Investment Trusts (“REITs”)   Investing in real estate companies and REITs may subject the Portfolio to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.

Securities Lending   Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolio will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio’s Class ADV shares’ performance from year to year, and the table compares the Portfolio’s Class ADV shares’ and Class S shares’ performance to the performance of a broad-based securities market index/indices for the same period. Class ADV shares and Class S shares of the Portfolio would have substantially similar performance because they invest in the same portfolio of securities. However, Class S shares’ performance would be higher than Class ADV shares’ performance because of the higher expenses paid by Class ADV shares. The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio’s past performance is no guarantee of future results.

Calendar Year Total Returns Class ADV
(as of December 31 of each year)

Best quarter: 3rd, 2009, 19.03% and Worst quarter: 4th, 2008, (23.26)%

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs	10 Yrs	Inception Date
Class ADV	%	18.30	1.51	6.56	05/01/02
Class S	%	18.66	1.78	6.83	05/01/02
Russell 1000® Value Index[1]	%	17.51	0.59	7.38	—
S&P 500® Index[1]	%	16.00	1.66	7.10	—

1	The index returns do not reflect deductions for fees, expenses, or taxes.

PORTFOLIO MANAGEMENT

Investment Adviser	Sub-Adviser
Directed Services LLC	Invesco Advisers, Inc.

Portfolio Managers
Kevin Holt	Jason Leder
Lead Portfolio Manager (since 05/02)	Portfolio Manager (since 05/02)
James Warwick	Devin Armstrong
Portfolio Manager (since 07/07)	Portfolio Manager (since 07/07)
Matthew Seinsheimer
Portfolio Manager (since 06/10)

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information

ING Invesco Comstock Portfolio	23

on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

24	ING Invesco Comstock Portfolio

ING Invesco Equity and Income Portfolio (formerly, ING Invesco Van Kampen Equity and Income Portfolio)

INVESTMENT OBJECTIVE

The Portfolio seeks total return, consisting of long-term capital appreciation and current income.

FEES AND EXPENSES OF THE PORTFOLIO

The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class		ADV	S
Management Fees	%	0.55	0.55
Distribution and/or Shareholder Services (12b-1) Fees	%	0.50	0.25
Administrative Services Fees	%	0.10	0.10
Other Expenses	%	0.03	0.03
Acquired Fund Fees and Expenses	%	0.01	0.01
Total Annual Portfolio Operating Expenses[2]	%	1.19	0.94
Waivers and Reimbursements[3]	%	(0.03)	(0.03)
Total Annual Portfolio Operating Expenses after Wavers and Reimbursements	%	1.16	0.91

1	Expense ratios have been adjusted to reflect current fees.

2	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

3	The adviser is contractually obligated to limit expenses to 1.15% and 0.90% of Class ADV and Class S shares, respectively, through May 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years.

Expense Examples $

The Examples are intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Examples do not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated. The Examples also assume that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
ADV	$118	375	651	1,441
S	$93	297	517	1,152

The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Examples, affect the Portfolio’s performance.

During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 27% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity and income securities at the time of investment. The Portfolio will provide shareholders with at least 60 days’ prior written notice of any change in this non-fundamental investment policy.

The Portfolio seeks to achieve its investment objective by investing primarily in income-producing equity instruments (including common stocks, preferred stocks, and convertible securities) and investment-grade quality debt securities. Investment-grade securities are securities rated BBB or higher by Standard & Poor’s Ratings Services or Baa or higher by Moody’s Investors Service, Inc. or unrated securities determined by the sub-adviser (“Sub-Adviser”) to be of comparable quality. The composition of the Portfolio’s investments will vary over time based upon evaluations of economic conditions by the Sub-Adviser and its belief about which securities would best accomplish the Portfolio’s investment objective.

The Portfolio emphasizes a value style of investing, seeking well-established, undervalued companies that the Sub-Adviser believes offer the potential for income and long-term growth of capital. The Sub-Adviser seeks to identify companies that are undervalued and have identifiable factors that might lead to improved valuations. The Portfolio’s style of investment presents the risk that the valuations never improve or that the returns on value securities are less than returns on other styles of investing or the overall market.

The Portfolio may invest in securities that do not pay dividends or interest and securities that have above-average volatility of price movement, including warrants or rights to acquire securities. Because prices of equity securities and debt securities fluctuate, the value of an investment in the Portfolio will vary based on

ING Invesco Equity and Income Portfolio	25

the Portfolio’s investment performance. In an effort to reduce the Portfolio’s overall exposure to any individual security price decline, the Portfolio spreads its investments over many different companies in a variety of industries. The Sub-Adviser focuses on large-capitalization companies, although the Portfolio may invest in companies of any size.

Portfolio securities are typically sold when the assessments of the Sub-Adviser of income or growth potential of such securities materially change.

Under normal market conditions, the Portfolio invests at least 65% of its assets in income-producing equity securities and up to 10% of its assets in illiquid securities and certain restricted securities. The Portfolio may invest up to 15% of its assets in real estate investment trusts and 25% of its assets in securities of foreign issuers. The Portfolio may purchase and sell certain derivative instruments, such as options, futures contracts, and options on futures contracts, structured notes and other types of structured investments, and swaps for various portfolio management purposes, including to earn income, facilitate portfolio management, and mitigate risks.

The Portfolio may invest in collateralized mortgage obligations and commercial mortgage-backed securities.

The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio. Any of the following risks, among others, could affect Portfolio performance or cause the Portfolio to lose money or to underperform market averages of other funds.

Asset Allocation   The success of the Portfolio’s strategy depends on the Sub-Adviser’s skill in allocating Portfolio assets between equity securities and debt instruments and in choosing investments within those categories. There is a risk that the Portfolio may allocate assets to an asset class that underperforms other asset classes.

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Convertible Securities   Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.

Credit   Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Currency   To the extent that the Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio and reduce its returns. Derivatives may not perform as expected, so the Portfolio may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio to the risk of improper valuation.

Dividend   Companies that issue dividend yielding equity securities are not required to continue to pay dividends on such securities. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future.

Foreign Investments   Investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

Interest Rate   With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, interest

26	ING Invesco Equity and Income Portfolio

rates in the United States are at or near historic lows, which may increase the Portfolio’s exposure to risks associated with rising interest rates.

Liquidity   If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Portfolio’s manager might wish to sell, and the security could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Portfolio could realize upon disposition. The Portfolio may make investments that become less liquid in response to market developments or adverse investor perception. The Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the Portfolio.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the value-oriented securities in which the Portfolio invests. Rather, the market could favor growth-oriented securities or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Portfolio costs and impair the ability of the Portfolio to achieve its investment objectives.

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing the Portfolio that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Mortgage- and/or Asset-Backed Securities Defaults on or the low credit quality or liquidity of the underlying assets of the asset-backed (including mortgage-backed) securities held by the Portfolio may impair the value of the securities. There may be limitations on the enforceability of any security interest granted with respect to those underlying assets. These securities also present a higher degree of prepayment and extension risk and interest rate risk than do other types of fixed-income securities.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio.

Prepayment and Extension   Prepayment risk is the risk that principal on mortgages or other loan obligations underlying a security may be repaid prior to the stated maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. Extension risk is the risk that an issuer will exercise its right to repay principal on an obligation held by the Portfolio later than expected, which may decrease the value of the obligation and prevent the Portfolio from investing expected repayment proceeds in securities paying yields higher than the yields paid by the securities that were expected to be repaid.

Real Estate Companies and Real Estate Investment Trusts (“REITs”)   Investing in real estate companies and REITs may subject the Portfolio to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.

Securities Lending   Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolio will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio’s Class ADV shares’ performance from year to year, and the table compares the Portfolio’s Class ADV shares’ and Class S shares’ performance to the performance of a broad-based securities market index/indices for the same period. Class ADV shares and Class S shares of the Portfolio would have substantially similar performance because they invest in the same portfolio of securities. However, Class S shares’ performance would be higher than Class ADV shares’ performance because of the higher expenses paid by Class ADV shares. The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a

ING Invesco Equity and Income Portfolio	27

Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio’s past performance is no guarantee of future results.

Calendar Year Total Returns Class ADV
(as of December 31 of each year)

Best quarter: 3rd, 2009, 16.70% and Worst quarter: 3rd, 2011, (12.80)%

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs	10 Yrs	Inception Date
Class ADV	%	12.23	2.81	7.15	12/10/01
Class S	%	12.52	3.07	7.42	12/10/01
Russell 1000® Value Index[1]	%	17.51	0.59	7.38	—
Barclays Capital U.S. Government/Credit Index[1]	%	4.82	6.06	5.25	—
60% Russell 1000® Value Index/40% Barclays Capital U.S. Government/Credit Index[1]	%	12.45	3.27	6.86	—

1	The index returns do not reflect deductions for fees, expenses, or taxes.

PORTFOLIO MANAGEMENT

Investment Adviser	Sub-Adviser
Directed Services LLC	Invesco Advisers, Inc.

Portfolio Managers
Thomas Bastian	Mary Jayne Maly
Lead Portfolio Manager (since 04/03)	Portfolio Manager (since 07/08)
James Roeder	Mark Laskin
Portfolio Manager (since 05/99)	Portfolio Manager (since 01/07)
Sergio Marcheli	Chuck Burge
Portfolio Manager (since 04/03)	Portfolio Manager (since 06/10)

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

28	ING Invesco Equity and Income Portfolio

ING JPMorgan Mid Cap Value Portfolio

INVESTMENT OBJECTIVE

The Portfolio seeks growth from capital appreciation.

FEES AND EXPENSES OF THE PORTFOLIO

The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class		ADV	S
Management Fees	%	0.75	0.75
Distribution and/or Shareholder Services (12b-1) Fees	%	0.50	0.25
Administrative Services Fees	%	0.10	0.10
Other Expenses	%	0.05	0.05
Acquired Fund Fees and Expenses	%	0.01	0.01
Total Annual Portfolio Operating Expenses[2]	%	1.41	1.16
Waivers and Reimbursements[3]	%	None	None
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	%	1.41	1.16

1	Expense ratios have been adjusted to reflect current fees.

2	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

3	The adviser is contractually obligated to limit expenses to 1.50% and 1.25% of Class ADV and Class S shares, respectively, through May 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years.

Expense Examples $

The Examples are intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Examples do not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated. The Examples also assume that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
ADV	$144	446	771	1,691
S	$118	368	638	1,409

The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Examples, affect the Portfolio’s performance.

During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 28% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of mid-capitalization companies. The sub-adviser (“Sub-Adviser”) defines mid-capitalization companies as those companies with market capitalizations between $1 billion and $20 billion at the time of purchase. The Portfolio seeks to invest in equity securities that the Sub-Adviser believes to be be undervalued. The Portfolio will provide shareholders with at least 60 days’ prior written notice of any change in this non-fundamental investment policy. Market capitalization is the total market value of a company’s shares. Under normal market conditions, the Portfolio will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States.

The Portfolio may invest in other equity securities, which include preferred stocks, convertible securities, and foreign securities, which may take the form of depositary receipts. The Portfolio also may use derivatives, which are instruments that have a value based on another instrument, exchange rate or index, as substitutes for securities in which the Portfolio can invest. The Portfolio may use futures contracts to more effectively gain targeted equity exposure from its cash position. The Portfolio may also invest up to 15% in real estate investments trusts.

The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).

The Sub-Adviser employs a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening, and proprietary fundamental analysis. The Sub-Adviser’s investment philosophy is centered on the belief that companies possessing the ability to consistently generate

ING JPMorgan Mid Cap Value Portfolio	29

free cash flow led by management teams that are effective allocators of capital have the greatest potential to grow intrinsic value per share. The Sub-Adviser conducts a comprehensive analysis evaluating the business, management, and financial factors for all potential investments. The Sub-Adviser, in conjunction with their assessment of valuation, will overlay their subjective analysis of business and management factors to form a view of the stock’s future potential. The research process is designed to uncover companies with predictable and durable business models deemed capable of achieving sustainable growth and to purchase them at a discount.

The Sub-Adviser may sell a security due to a change in the company’s fundamentals. A change in the original reason for purchase of the original investment may cause the security to be eliminated from the Portfolio. The Sub-Adviser may sell a security due to opportunity cost. As a result, a new company may displace a current holding. Finally, the Sub-Adviser may sell a security due to extreme over valuation. While the Sub-Adviser will not automatically sell when a security reaches a certain price, the attainment of an intermediary price target will trigger a re-evaluation of the company’s fundamentals and future potential.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio. Any of the following risks, among others, could affect Portfolio performance or cause the Portfolio to lose money or to underperform market averages of other funds.

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Convertible Securities   Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.

Credit   Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Currency   To the extent that the Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio and reduce its returns. Derivatives may not perform as expected, so the Portfolio may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio to the risk of improper valuation.

Foreign Investments   Investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

Interest Rate   With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase the Portfolio’s exposure to risks associated with rising interest rates.

Investment Model   The manager’s proprietary model may not adequately allow for existing or unforeseen market factors or the interplay between such factors.

Liquidity   If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Portfolio’s manager might wish to sell, and the security could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Portfolio could realize upon disposition. The Portfolio may make investments that become less liquid in response to market developments or adverse investor perception. The Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the Portfolio.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time,

30	ING JPMorgan Mid Cap Value Portfolio

and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Portfolio costs and impair the ability of the Portfolio to achieve its investment objectives.

Mid-Capitalization Company   Investments in mid-capitalization companies may involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio.

Over-the-Counter Investments   Investments purchased over-the-counter (“OTC”), including securities and derivatives, can involve greater risks than securities traded on recognized stock exchanges. OTC securities are generally securities of smaller or newer companies that may have limited product lines and markets compared to larger companies. They also can have less management depth, more reliance on key personnel, and less access to capital and credit. OTC securities tend to trade less frequently and in lower volume, and as a result have greater liquidity risk. Many of the protections afforded to participants on some organized exchanges, such as the performance guarantee of an exchange clearing house, are not available in connection with OTC derivatives transactions. Additionally, OTC investments are generally purchased either directly from a dealer or in negotiated transactions with the issuer and as such may expose the Portfolio to counterparty risk.

Real Estate Companies and Real Estate Investment Trusts (“REITs”)   Investing in real estate companies and REITs may subject the Portfolio to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.

Securities Lending   Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolio will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

Value Investing   Securities that appear to be undervalued may never appreciate to the extent expected. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings and industrial production.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio’s Class ADV shares’ performance from year to year, and the table compares the Portfolio’s Class ADV shares’ and Class S shares’ performance to the performance of a broad-based securities market index/indices for the same period. Class ADV shares and Class S shares of the Portfolio would have substantially similar performance because they invest in the same portfolio of securities. However, Class S shares’ performance would be higher than Class ADV shares’ performance because of the higher expenses paid by Class ADV shares. The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio’s past performance is no guarantee of future results.

Calendar Year Total Returns Class ADV
(as of December 31 of each year)

Best quarter: 3rd, 2009, 17.92% and Worst quarter: 4th, 2008, (21.61)%

ING JPMorgan Mid Cap Value Portfolio	31

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs	10 Yrs	Inception Date
Class ADV	%	19.69	4.55	9.60	05/01/02
Class S	%	20.02	4.80	9.88	05/01/02
Russell Midcap® Value Index[1]	%	18.51	3.79	10.63	—

1	The index returns do not reflect deductions for fees, expenses, or taxes.

PORTFOLIO MANAGEMENT

Investment Adviser	Sub-Adviser
Directed Services LLC	J.P. Morgan Investment Management Inc.

Portfolio Managers
Jonathan K.L. Simon	Lawrence Playford
Portfolio Manager (since 10/04)	Portfolio Manager (since 10/04)
Gloria Fu
Portfolio Manager (since 05/06)

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

32	ING JPMorgan Mid Cap Value Portfolio

ING Oppenheimer Global Portfolio

INVESTMENT OBJECTIVE

The Portfolio seeks capital appreciation.

FEES AND EXPENSES OF THE PORTFOLIO

The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class		ADV	S
Management Fees	%	0.60	0.60
Distribution and/or Shareholder Services (12b-1) Fees	%	0.50	0.25
Administrative Services Fees	%	0.10	0.10
Other Expenses	%	0.05	0.05
Total Annual Portfolio Operating Expenses	%	1.25	1.00
Waivers and Reimbursements[2]	%	None	None
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	%	1.25	1.00

1	Expense ratios have been adjusted to reflect current fees.

2	The adviser is contractually obligated to limit expenses to 1.30% and 1.05% of Class ADV and Class S shares, respectively, through May 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years.

Expense Examples $

The Examples are intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Examples do not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated. The Examples also assume that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
ADV	$127	397	686	1,511
S	$102	318	552	1,225

The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Examples, affect the Portfolio’s performance.

During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 13% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio invests mainly in common stocks of companies in the United States and foreign countries. The Portfolio can invest without limit in foreign securities and can invest in any country, including countries with developing or emerging markets. However, the Portfolio currently emphasizes investments in developed markets such as the United States, Western European countries and Japan. The Portfolio does not limit its investments to companies in a particular capitalization range, but currently focuses its investments in mid- and large-capitalization companies.

The Portfolio is not required to allocate its investments in any set percentages in any particular country. The Portfolio normally will invest in at least three countries (one of which may be the United States). In selecting securities for the Portfolio, the sub-adviser (“Sub-Adviser”) looks primarily for foreign and U.S. companies with high growth potential. The Sub-Adviser uses fundamental analysis of a company’s financial statements, management structure, operations and product development, and considers factors affecting the industry of which the issuer is a part.

The foreign securities the Portfolio can buy include stocks and other equity securities of companies organized under the laws of a foreign country, or companies that have a substantial portion of their operations or assets abroad, or derive a substantial portion of their revenue or profits from businesses, investments, or sales outside the United States. Foreign securities include securities traded primarily on foreign securities exchanges, or in the foreign over-the-counter market. The Portfolio may purchase American Depository Shares (“ADS”) as part of American Depository Receipt (“ADR”) issuances, which are negotiable certificates traded on a U.S. exchange issued by a U.S. bank representing a specified number of shares in a foreign stock.

The Portfolio’s investments include common stocks of foreign and domestic companies that the Sub-Adviser believes have growth potential. Growth companies can be new or established companies

ING Oppenheimer Global Portfolio	33

that may be developing new products or services that have relatively favorable prospects, or that are expanding into new and growing markets. Growth companies may be applying new technology, new or improved distribution techniques, or developing new services that might enable them to capture a dominant or important market position. Growth companies tend to retain a large part of their earnings and therefore, do not tend to emphasize paying dividends and may not pay dividends for some time. They are selected because the Sub-Adviser believes the price of their stock will increase over the long term.

The Portfolio may also invest in other equity instruments such as preferred stocks, warrants, and securities convertible into common stocks. In addition, the Portfolio may invest in derivative instruments, including options, futures, and forward contracts. The Portfolio can buy and sell hedging instruments (forward contracts, futures contracts and put and call options). Derivatives may allow the Portfolio to increase or decrease its exposure to certain markets or risk. The Portfolio may use derivatives to seek to increase its investment return or for hedging purposes against certain market risks. The Portfolio can also buy debt securities. The Portfolio normally does not intend to invest more than 5% of its total assets in debt securities.

The allocation of the Portfolio’s investment portfolio among different investments will vary over time based upon the Sub-Adviser’s evaluation of economic and market trends. The Portfolio’s investment portfolio might not always include all of the different types of investments described in this Prospectus. The Sub-Adviser tries to reduce risks by carefully researching securities before they are purchased. The Portfolio attempts to reduce its exposure to market risks by diversifying its investments. Also, the Portfolio does not concentrate 25% or more of its assets in any one industry. However, changes in the overall market prices of securities and the income they pay can occur at any time. In addition, from time to time, the Portfolio may increase the relative emphasis of its investments in a particular industry. The share price of the Portfolio will change daily based on changes in market prices of securities and market conditions and in response to other economic events.

The Sub-Adviser considers overall and relative economic conditions in U.S. and foreign markets, and seeks broad portfolio diversification in different countries to help moderate the special risks of foreign investing. The Sub-Adviser currently focuses on the factors below (which may vary in particular cases and may change over time), looking for: stocks of growth-oriented companies of any market capitalization worldwide; companies that stand to benefit from global growth trends; businesses with strong competitive positions and high demand for their products or services; and cyclical opportunities in the business cycle and sectors or industries that may benefit from those opportunities.

In applying these and other selection criteria, the Sub-Adviser considers the effect of worldwide trends on the growth of various business sectors. The trends, or global “themes,” currently considered include development of new technologies, corporate restructuring, the growth of mass affluence and demographic changes.

The Portfolio may invest up to 15% of its assets in illiquid or restricted securities. The Portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio. Any of the following risks, among others, could affect Portfolio performance or cause the Portfolio to lose money or to underperform market averages of other funds.

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Convertible Securities   Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.

Credit   Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Currency   To the extent that the Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio and reduce its returns. Derivatives may not perform as expected, so the Portfolio may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio to the risk of improper valuation.

34	ING Oppenheimer Global Portfolio

Focused Investing   To the extent that the Portfolio invests a substantial portion of its assets in a particular industry, sector, market segment, or geographical area, its investments will be sensitive to developments in that industry, sector, market segment, or geographical area. The Portfolio assumes the risk that changing economic conditions; changing political or regulatory conditions; or natural and other disasters affecting the particular industry, sector, market segment, or geographical area in which the Portfolio focuses its investments could have a significant impact on its investment performance and could ultimately cause the Portfolio to underperform, or be more volatile than, other funds that invest more broadly.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. Foreign investment risks may be greater in developing and emerging markets than in developed markets.

Interest Rate   With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase the Portfolio’s exposure to risks associated with rising interest rates.

Liquidity   If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Portfolio’s manager might wish to sell, and the security could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Portfolio could realize upon disposition. The Portfolio may make investments that become less liquid in response to market developments or adverse investor perception. The Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the Portfolio.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth-oriented securities in which the Portfolio invests. Rather, the market could favor value-oriented securities or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Portfolio costs and impair the ability of the Portfolio to achieve its investment objectives.

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing the Portfolio that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio.

Over-the-Counter Investments   Investments purchased over-the-counter (“OTC”), including securities and derivatives, can involve greater risks than securities traded on recognized stock exchanges. OTC securities are generally securities of smaller or newer companies that may have limited product lines and markets compared to larger companies. They also can have less management depth, more reliance on key personnel, and less access to capital and credit. OTC securities tend to trade less frequently and in lower volume, and as a result have greater liquidity risk. Many of the protections afforded to participants on some organized exchanges, such as the performance guarantee of an exchange clearing house, are not available in connection with OTC derivatives transactions. Additionally, OTC investments are generally purchased either directly from a dealer or in negotiated transactions with the issuer and as such may expose the Portfolio to counterparty risk.

Securities Lending   Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolio will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

ING Oppenheimer Global Portfolio	35

Special Situations   A “special situation” arises when, in the Sub-Adviser’s opinion, securities of a particular company will appreciate in value within a reasonable period because of unique circumstances applicable to the company. Special situations often involve much greater risk than is inherent in ordinary investment securities. Investments in special situation companies may not appreciate and the Portfolio’s performance could suffer if an anticipated development does not occur or does not produce the anticipated result.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio’s Class ADV shares’ performance from year to year, and the table compares the Portfolio’s Class ADV shares’ and Class S shares’ performance to the performance of a broad-based securities market index/indices for the same period. Class ADV shares and Class S shares of the Portfolio would have substantially similar performance because they invest in the same portfolio of securities. However, Class S shares’ performance would be higher than Class ADV shares’ performance because of the higher expenses paid by Class ADV shares. The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio’s past performance is no guarantee of future results.

Calendar Year Total Returns Class ADV
(as of December 31 of each year)

Best quarter: 2nd, 2009, 23.10% and Worst quarter: 4th, 2008, (21.50)%

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs	10 Yrs	Inception Date
Class ADV	%	21.18	1.07	8.40	05/01/02
Class S	%	21.33	1.32	8.65	05/01/02
MSCI World IndexSM [1]	%	15.83	(1.18)	7.51	—
MSCI ACW IndexSM [1]	%	16.13	(1.16)	8.11	—

1	The index returns include the reinvestment of dividends and distributions net of witholding taxes, but do not reflect fees, brokerage commissions, or other expenses.

PORTFOLIO MANAGEMENT

Investment Adviser	Sub-Adviser
Directed Services LLC	OppenheimerFunds, Inc.

Portfolio Manager
Rajeev Bhaman, CFA
Portfolio Manager (since 08/04)

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by

36	ING Oppenheimer Global Portfolio

influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

ING Oppenheimer Global Portfolio	37

ING PIMCO Total Return Portfolio

INVESTMENT OBJECTIVE

The Portfolio seeks maximum total return, consistent with capital preservation and prudent investment management.

FEES AND EXPENSES OF THE PORTFOLIO

The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class		ADV	S
Management Fees	%	0.44	0.44
Distribution and/or Shareholder Services (12b-1) Fees	%	0.50	0.25
Administrative Services Fees	%	0.10	0.10
Other Expenses	%	0.04	0.04
Total Annual Portfolio Operating Expenses	%	1.08	0.83
Waivers and Reimbursements[2]	%	None	None
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	%	1.08	0.83

1	Expense ratios have been adjusted to reflect current fees.

2	The adviser is contractually obligated to limit expenses to 1.08% and 0.83% of Class ADV and Class S shares, respectively, through May 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years.

Expense Examples $

The Examples are intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Examples do not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated. The Examples also assume that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
ADV	$110	343	595	1,317
S	$85	265	460	1,025

The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Examples, affect the Portfolio’s performance.

During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 897% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio invests at least 65% of its total assets in a diversified portfolio of fixed-income instruments of varying maturities which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The average portfolio duration of this Portfolio normally varies within two years (plus or minus) of the duration of the Barclays Capital U.S. Aggregate Bond Index as calculated by the sub-adviser (“Sub-Adviser”).

The debt instruments in which the Portfolio may invest include: securities issued or guaranteed by the U.S. government, its agencies or government-sponsored enterprises, corporate debt instruments of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; mortgage-backed and asset-backed securities; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or “indexed” securities and event-linked bonds; bank capital and trust preferred securities; loan participations and assignments; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed-time deposits and bankers’ acceptances; repurchase agreements or debt instruments and reverse repurchase agreements or debt instruments; debt securities issued by state or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities. The Portfolio may invest in derivatives based on debt instruments, such as options, futures contracts, or swap agreements to generate income, to manage credit exposure, and as a substitute for physical securities.

The Portfolio invests primarily in investment-grade debt instruments, but may invest up to 10% of its total assets in high-yield securities (“junk bonds”) rated below investment-grade but rated B or higher at the time of investment by Moody’s Investors Services, Inc., Standard & Poor’s Ratings Services, or by Fitch Ratings or, if unrated, determined by the Sub-Adviser to be of comparable quality (except that within such limitation, the Portfolio may invest

38	ING PIMCO Total Return Portfolio

in mortgage-related securities rated below B). The Portfolio may engage in short sales and may invest up to 10% of its total assets in equity-related securities. Equity-related securities share characteristics of both debt and equity, such as convertibles and preferred stock. The Portfolio may invest up to 30% of its total assets in non-U.S. dollar-denominated securities, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. Foreign exposure may be obtained through both developed countries and countries with emerging securities markets. The Portfolio may invest up to 15% of its total assets in securities and instruments that are economically tied to countries with emerging securities markets. The Portfolio may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of its total assets.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts, or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buybacks or dollar rolls). The total return sought by the Portfolio consists of income earned on the Portfolio’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio. Any of the following risks, among others, could affect Portfolio performance or cause the Portfolio to lose money or to underperform market averages of other funds.

Bank Instruments   The Portfolio may invest in certificates of deposit, fixed-time deposits, bankers’ acceptances, and other debt and deposit-type obligations issued by banks. Although the Portfolio attempts to invest only with high-quality banking institutions, most banking institutions are dependent on other institutions to fulfill their obligations. As a result, changes in economic, regulatory, political conditions, or other events that affect the banking industry may have an adverse effect on the banking institutions in which the Portfolio invests or that serve as counterparties in transactions with the Portfolio.

Call   During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income.

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Convertible Securities   Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.

Credit   Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Credit Default Swaps   The Portfolio may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the Portfolio pays a fee to protect against the risk that a security held by the Portfolio will default. As a seller of the swap, the Portfolio receives payment(s) in return for its obligation to pay the counterparty an agreed upon value of a security in the event of a default of the security issuer. Credit default swaps are largely unregulated and susceptible to liquidity, credit, and counterparty risks.

Currency   To the extent that the Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio and reduce its returns. Derivatives may not perform as expected, so the Portfolio may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio to the risk of improper valuation.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing

ING PIMCO Total Return Portfolio	39

standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. Foreign investment risks may be greater in developing and emerging markets than in developed markets.

High-Yield Securities   Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Inflation-Indexed Bonds   If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Interest in Loans   The value and the income streams of interests in loans (including participation interests in lease financings and assignments in secured variable or floating rate loans) will decline if borrowers delay payments or fail to pay altogether. A large rise in interest rates could increase this risk. Although loans are generally fully collateralized when purchased, the collateral may become illiquid or decline in value. Many loans themselves carry liquidity and valuation risks.

Interest Rate   With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase the Portfolio’s exposure to risks associated with rising interest rates.

Leverage   Certain transactions and investment strategies may give rise to leverage. Such transactions and investment strategies, include, but are not limited to: borrowing, dollar rolls, reverse repurchase agreements, loans of portfolio securities and the use of when-issued, delayed-delivery or forward-commitment transactions. The use of certain derivatives may also increase leveraging risk. The use of leverage may increase the Portfolio’s expenses and increase the impact of the Portfolio’s other risks.

Liquidity   If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Portfolio’s manager might wish to sell, and the security could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Portfolio could realize upon disposition. The Portfolio may make investments that become less liquid in response to market developments or adverse investor perception. The Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the Portfolio.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Portfolio costs and impair the ability of the Portfolio to achieve its investment objectives.

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing the Portfolio that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Mortgage- and/or Asset-Backed Securities Defaults on or the low credit quality or liquidity of the underlying assets of the asset-backed (including mortgage-backed) securities held by the Portfolio may impair the value of the securities. There may be limitations on the enforceability of any security interest granted with respect to those underlying assets. These securities also present a higher degree of prepayment and extension risk and interest rate risk than do other types of fixed-income securities.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio.

Prepayment and Extension   Prepayment risk is the risk that principal on mortgages or other loan obligations underlying a security may be repaid prior to the stated maturity date, which

40	ING PIMCO Total Return Portfolio

may reduce the market value of the security and the anticipated yield-to-maturity. Extension risk is the risk that an issuer will exercise its right to repay principal on an obligation held by the Portfolio later than expected, which may decrease the value of the obligation and prevent the Portfolio from investing expected repayment proceeds in securities paying yields higher than the yields paid by the securities that were expected to be repaid.

Securities Lending   Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolio will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

Short Sales   Short sales involve selling a security the Portfolio does not own in anticipation that the security’s price will decline. When the Portfolio sells a security short and the price of that security rises, it creates a loss for the Portfolio. Short sales create leverage and could increase the volatility of the Portfolio’s share price.

Sovereign Debt   These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

U.S. Government Securities and Obligations   U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored enterprises. U.S. government securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio’s Class ADV shares’ performance from year to year, and the table compares the Portfolio’s Class ADV shares’ and Class S shares’ performance to the performance of a broad-based securities market index/indices for the same period. Class ADV shares and Class S shares of the Portfolio would have substantially similar performance because they invest in the same portfolio of securities. However, Class S shares’ performance would be higher than Class ADV shares’ performance because of the higher expenses paid by Class ADV shares. The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio’s past performance is no guarantee of future results.

Calendar Year Total Returns Class ADV
(as of December 31 of each year)

Best quarter: 2nd, 2009, 5.97% and Worst quarter: 3rd, 2008, (5.60)%

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs	10 Yrs	Inception Date
Class ADV	%	7.61	5.84	5.17	05/01/02
Class S	%	7.88	6.12	5.44	05/01/02
BCAB Index[1]	%	4.21	5.95	5.18	—

1	The index returns do not reflect deductions for fees, expenses, or taxes.

PORTFOLIO MANAGEMENT

Investment Adviser	Sub-Adviser
Directed Services LLC	Pacific Investment Management Company LLC

Portfolio Manager
William H. Gross
Portfolio Manager (since 05/07)

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may

ING PIMCO Total Return Portfolio	41

apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

42	ING PIMCO Total Return Portfolio

ING Pioneer High Yield Portfolio

INVESTMENT OBJECTIVE

The Portfolio seeks to maximize total return through income and capital appreciation.

FEES AND EXPENSES OF THE PORTFOLIO

The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

Annual Portfolio Operating Expenses
Expenses you pay each year as a % of the value of your investment

Class	S
Management Fee	0.60%
Distribution and/or Shareholder Services (12b-1) Fees	0.25%
Administrative Services Fee	0.10%
Other Expenses	0.05%
Acquired Fund Fees and Expenses	0.01%
Total Annual Portfolio Operating Expenses[1]	1.01%
Waivers and Reimbursements[2]	(0.04)%
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	0.97%

1	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

2	The adviser is contractually obligated to limit expenses to 0.96% of Class S shares, through May 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years.

Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Examples do not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
S	$99	318	554	1,233

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Example, affect the Portfolio’s performance.

During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 34% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in below investment-grade (high-yield) debt securities and preferred stocks. The Portfolio will provide shareholders with at least 60 days’ prior written notice of any change in this non-fundamental investment policy. Debt securities rated below investment-grade are commonly referred to as “junk bonds” and may be considered speculative. The Portfolio may invest in high-yield securities of any rating, including securities where the issuer is in default or bankruptcy at the time of purchase. For purposes of satisfying the 80% requirement, the Portfolio also may invest in derivative instruments that have economic characteristics similar to such high-yield debt securities and preferred stocks.

The Portfolio’s investments (which may include bank loans) may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed-rate, adjustable rate, floating rate, zero-coupon, contingent, deferred, payment in kind, and auction rate features. The Portfolio’s investments may include investments that allow for balloon payments or negative amortization payments. The Portfolio invests in securities with a broad range of maturities, and its high-yield securities investments may be convertible into equity securities of the issuer. The Portfolio may also invest in event-linked bonds, and credit default swaps.

The Portfolio may invest in securities of Canadian issuers to the same extent as securities of U.S. issuers. The Portfolio may invest up to 15% of its assets in foreign securities (excluding Canadian issuers) including debt and equity securities of corporate issuers and debt securities of government issuers in developed and emerging markets.

The Portfolio may invest in investment-grade and below investment-grade convertible bonds and preferred stocks that are convertible into the equity securities of the issuer. The Portfolio also may invest in mortgage-related securities, including “sub-prime” mortgages and asset-backed securities, mortgage

ING Pioneer High Yield Portfolio	43

derivatives and structured securities. Consistent with its investment objective, the Portfolio invests in equity securities of U.S. and non-U.S. issuers when the sub-adviser (“Sub-Adviser”) believes they offer the potential for capital appreciation or to diversify the Portfolio’s investment portfolio. Equity securities may include common stocks, depositary receipts, warrants, rights, and other equity interests.The Portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”), and in real estate investment trusts.

The Portfolio may use futures and options on securities, indices and currencies; forward foreign currency exchange contracts; and other derivatives. The Portfolio may use derivatives for a variety of purposes, including: as a hedge against adverse changes in the market prices of securities; interest rates or currency exchange rates; as a substitute for purchasing or selling securities; to increase the Portfolio’s return as a non-hedging strategy that may be considered speculative; and to manage the portfolio characteristics.

The Sub-Adviser uses a value investing approach in managing the Portfolio, seeking securities selling at reasonable prices or substantial discounts to their underlying values. The Portfolio then holds these securities for their incremental yields or until market values reflect their intrinsic values. The Sub-Adviser evaluates a security’s potential value, including the attractiveness of its market valuation, based on the company’s assets and prospects for earnings growth. In determining whether an investment is appropriate for the Portfolio, the Sub-Adviser employs fundamental research and an evaluation of the issuer based on its financial statements and operations and a security’s potential to provide income. From time to time, the Portfolio may invest more than 25% of its assets in the same market segment.

In assessing the appropriate maturity, rating and sector weighting of the Portfolio’s investment portfolio, the Sub-Adviser considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, such as the rates of economic growth and inflation; Federal Reserve monetary policy; and the relative value of the U.S. dollar compared to other currencies. The Sub-Adviser adjusts sector weightings to reflect its outlook on the market for high-yield securities, rather than using a fixed sector allocation. The Sub-Adviser makes these adjustments periodically as part of its ongoing review of the Portfolio’s investment portfolio.

Normally, the Portfolio invests substantially all of its assets to meet its investment objective. The Portfolio may invest the remainder of its assets in securities with remaining maturities of less than one year, cash equivalents or may hold cash.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio. Any of the following risks, among others, could affect Portfolio performance or cause the Portfolio to lose money or to underperform market averages of other funds.

Call   During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income.

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Convertible Securities   Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.

Credit   Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Credit Default Swaps   The Portfolio may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the Portfolio pays a fee to protect against the risk that a security held by the Portfolio will default. As a seller of the swap, the Portfolio receives payment(s) in return for its obligation to pay the counterparty an agreed upon value of a security in the event of a default of the security issuer. Credit default swaps are largely unregulated and susceptible to liquidity, credit, and counterparty risks.

Currency   To the extent that the Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio and reduce its returns. Derivatives may not perform as expected, so the Portfolio may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio to the risk of improper valuation.

44	ING Pioneer High Yield Portfolio

Floating Rate Loans   The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans and many floating rate loans are subject to restrictions on resale.

Focused Investing   To the extent that the Portfolio invests a substantial portion of its assets in a particular industry, sector, market segment, or geographical area, its investments will be sensitive to developments in that industry, sector, market segment, or geographical area. The Portfolio assumes the risk that changing economic conditions; changing political or regulatory conditions; or natural and other disasters affecting the particular industry, sector, market segment, or geographical area in which the Portfolio focuses its investments could have a significant impact on its investment performance and could ultimately cause the Portfolio to underperform, or be more volatile than, other funds that invest more broadly.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. Foreign investment risks may be greater in developing and emerging markets than in developed markets.

High-Yield Securities   Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Interest in Loans   The value and the income streams of interests in loans (including participation interests in lease financings and assignments in secured variable or floating rate loans) will decline if borrowers delay payments or fail to pay altogether. A large rise in interest rates could increase this risk. Although loans are generally fully collateralized when purchased, the collateral may become illiquid or decline in value. Many loans themselves carry liquidity and valuation risks.

Interest Rate   With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase the Portfolio’s exposure to risks associated with rising interest rates.

Leverage   Certain transactions and investment strategies may give rise to leverage. Such transactions and investment strategies, include, but are not limited to: borrowing, dollar rolls, reverse repurchase agreements, loans of portfolio securities and the use of when-issued, delayed-delivery or forward-commitment transactions. The use of certain derivatives may also increase leveraging risk. The use of leverage may increase the Portfolio’s expenses and increase the impact of the Portfolio’s other risks.

Liquidity   If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Portfolio’s manager might wish to sell, and the security could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Portfolio could realize upon disposition. The Portfolio may make investments that become less liquid in response to market developments or adverse investor perception. The Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the Portfolio.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the value-oriented securities in which the Portfolio invests. Rather, the market could favor growth-oriented securities or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Portfolio costs and impair the ability of the Portfolio to achieve its investment objectives.

Mortgage- and/or Asset-Backed Securities Defaults on or the low credit quality or liquidity of the underlying assets of the asset-backed (including mortgage-backed) securities held by the Portfolio may impair the value of the securities. There may be limitations on the enforceability of any security interest granted with respect to those underlying assets. These securities also present a higher degree of prepayment and extension risk and interest rate risk than do other types of fixed-income securities.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio.

ING Pioneer High Yield Portfolio	45

Prepayment and Extension   Prepayment risk is the risk that principal on mortgages or other loan obligations underlying a security may be repaid prior to the stated maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. Extension risk is the risk that an issuer will exercise its right to repay principal on an obligation held by the Portfolio later than expected, which may decrease the value of the obligation and prevent the Portfolio from investing expected repayment proceeds in securities paying yields higher than the yields paid by the securities that were expected to be repaid.

Real Estate Companies and Real Estate Investment Trusts (“REITs”)   Investing in real estate companies and REITs may subject the Portfolio to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.

Securities Lending   Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolio will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

Sovereign Debt   These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

Zero-Coupon Bonds and Pay-in-Kind Securities   Zero-coupon bonds and pay-in-kind securities may be subject to greater fluctuations in price from interest rate changes than conventional interest-bearing securities. The Portfolio may have to pay out the imputed income on zero-coupon bonds without receiving the actual cash currency. The values of interest-only and principal-only mortgage-related securities also are subject to prepayment risk and interest rate risks.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio’s Class S shares’ performance from year to year, and the table compares the Portfolio’s Class S shares’ performance to the performance of a broad-based securities market index/indices for the same period. The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio’s past performance is no guarantee of future results.

Calendar Year Total Returns
(as of December 31 of each year)

Best quarter: 2nd, 2009, 28.73% and Worst quarter: 4th, 2008, (20.87)%

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs	10 Yrs (or since inception)	Inception Date
Class S	%	15.84	9.83	9.07	01/20/06
BoA/ML HYM II Index[1]	%	15.58	10.01	8.97[2]	—
BoA/ML ACSQ Index[1]	%	16.89	5.33	6.04[2]	—

1	The index returns do not reflect deductions for fees, expenses, or taxes.

2	Reflects index performance since the date closest to the Class’ inception for which data is available.

PORTFOLIO MANAGEMENT

Investment Adviser	Sub-Adviser
Directed Services LLC	Pioneer Investment Management, Inc.

Portfolio Managers
Andrew Feltus	Tracy Wright
Portfolio Manager (since 04/07)	Portfolio Manager (since 04/07)

46	ING Pioneer High Yield Portfolio

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

ING Pioneer High Yield Portfolio	47

ING T. Rowe Price Diversified Mid Cap Growth Portfolio

INVESTMENT OBJECTIVE

The Portfolio seeks long-term capital appreciation.

FEES AND EXPENSES OF THE PORTFOLIO

The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class		ADV	S
Management Fees	%	0.64	0.64
Distribution and/or Shareholder Services (12b-1) Fees	%	0.50	0.25
Administrative Services Fees	%	0.10	0.10
Other Expenses	%	0.04	0.04
Total Annual Portfolio Operating Expenses	%	1.28	1.03
Waivers and Reimbursements[2]	%	(0.03)	(0.03)
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	%	1.25	1.00

1	Expense ratios have been adjusted to reflect current fees.

2	The adviser is contractually obligated to limit expenses to 1.25% and 1.00% of Class ADV and Class S shares, respectively, through May 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years.

Expense Examples $

The Examples are intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Examples do not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated. The Examples also assume that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
ADV	$127	403	699	1,543
S	$102	325	566	1,257

The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Examples, affect the Portfolio’s performance.

During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 17% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in the equity securities of companies having a market capitalization within the range of companies in the Russell Midcap® Growth Index or the Standard and Poor’s MidCap 400 Index (the “Indices”) at the time of purchase. The Portfolio will provide shareholders with at least 60 days’ prior written notice of any change in this non-fundamental investment policy. As of December 31, 2012 the smallest company in the Russell Midcap® Growth Index had a market capitalization of $403.7 million and the largest had a market capitalization of $21.2 billion. As of December 31, 2012 the smallest company in the Standard and Poor’s MidCap 400 Index had a market capitalization of $498.4 million and the largest had a market capitalization of $16.3 billion. The sub-adviser (“Sub-Adviser”) focuses on mid-sized companies whose earnings are expected to grow at a rate faster than the average company.

The Portfolio may on occasion purchase a stock whose market capitalization is outside of the capitalization range of mid-sized companies. The market capitalization of the companies in the Portfolio and the Indices will change over time, and the Portfolio will not automatically sell or cease to purchase a stock of a company it already owns just because the company’s market capitalization grows or falls outside of the index ranges.

Stock selection is based on a combination of fundamental, bottom-up analysis and top-down quantitative strategies in an effort to identify companies with superior long-term appreciation prospects. The Sub-Adviser generally uses a growth approach, looking for companies with one or more of the following characteristics: a demonstrated ability to consistently increase revenues, earnings, and cash flow; capable management; attractive business niches; and a sustainable competitive advantage.

Valuation measures, such as a company’s price/earnings ratio relative to the market and its own growth rate, are also considered. Most holdings are expected to have relatively low dividend yields.

48	ING T. Rowe Price Diversified Mid Cap Growth Portfolio

In pursuing its investment objective, the Sub-Adviser has the discretion to deviate from the Portfolio’s normal investment criteria, as described above, and purchase securities that it believes will provide an opportunity for gain. These special situations might arise when the Sub-Adviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, a new product introduction or innovation, or a favorable competitive development.

While most assets will be invested in U.S. common stocks, to a limited extent, other securities may also be purchased, including foreign stocks, futures, and forward foreign currency exchange contracts, in keeping with the Portfolio’s investment objective. Any investments in futures would typically serve as an efficient means of gaining exposure to certain markets or as a cash management tool to maintain liquidity while being invested in the market. Forward foreign currency exchange contracts would primarily be used to help protect the Portfolio’s foreign holdings from unfavorable changes in foreign currency exchange rates.

The Portfolio may also invest, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”), in shares of T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund, internally managed money market funds of the Sub-Adviser. In addition, the Portfolio may invest in U.S. and foreign dollar denominated money market securities and U.S. and foreign dollar currencies.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio. Any of the following risks, among others, could affect Portfolio performance or cause the Portfolio to lose money or to underperform market averages of other funds.

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Currency   To the extent that the Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio and reduce its returns. Derivatives may not perform as expected, so the Portfolio may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio to the risk of improper valuation.

Foreign Investments   Investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

Growth Investing   Prices of growth stocks typically reflect high expectations for future company growth, and may fall quickly and significantly if investors suspect that actual growth may be less than expected. Growth companies typically lack any dividends that might cushion price declines. Growth stocks tend to be more volatile than value stocks, and may underperform the market as a whole over any given time period.

Investment Model   The manager’s proprietary model may not adequately allow for existing or unforeseen market factors or the interplay between such factors.

Liquidity   If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Portfolio’s manager might wish to sell, and the security could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Portfolio could realize upon disposition. The Portfolio may make investments that become less liquid in response to market developments or adverse investor perception. The Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the Portfolio.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Portfolio costs and impair the ability of the Portfolio to achieve its investment objectives.

ING T. Rowe Price Diversified Mid Cap Growth Portfolio	49

Mid-Capitalization Company   Investments in mid-capitalization companies may involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio.

Securities Lending   Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolio will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

Special Situations   A “special situation” arises when, in the Sub-Adviser’s opinion, securities of a particular company will appreciate in value within a reasonable period because of unique circumstances applicable to the company. Special situations often involve much greater risk than is inherent in ordinary investment securities. Investments in special situation companies may not appreciate and the Portfolio’s performance could suffer if an anticipated development does not occur or does not produce the anticipated result.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio’s Class ADV shares’ performance from year to year, and the table compares the Portfolio’s Class ADV shares’ and Class S shares’ performance to the performance of a broad-based securities market index/indices for the same period. Class ADV shares and Class S shares of the Portfolio would have substantially similar performance because they invest in the same portfolio of securities. However, Class S shares’ performance would be higher than Class ADV shares’ performance because of the higher expenses paid by Class ADV shares. The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio’s past performance is no guarantee of future results.

Calendar Year Total Returns Class ADV
(as of December 31 of each year)

Best quarter: 2nd, 2003, 19.81% and Worst quarter: 4th, 2008, (27.57)%

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs	10 Yrs	Inception Date
Class ADV	%	15.70	3.15	9.28	12/10/01
Class S	%	15.87	3.40	9.55	12/10/01
S&P MidCap 400 Index[1]	%	17.88	5.15	10.53	—
Russell Midcap® Growth Index[1]	%	15.81	3.23	10.32	—

1	The index returns do not reflect deductions for fees, expenses, or taxes.

PORTFOLIO MANAGEMENT

Investment Adviser	Sub-Adviser
Directed Services LLC	T. Rowe Price Associates, Inc.

Portfolio Managers
Donald J. Peters	Donald J. Easley
Portfolio Manager (since 11/04)	Portfolio Manager (since 05/09)

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

50	ING T. Rowe Price Diversified Mid Cap Growth Portfolio

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

ING T. Rowe Price Diversified Mid Cap Growth Portfolio	51

ING T. Rowe Price Growth Equity Portfolio

INVESTMENT OBJECTIVES

The Portfolio seeks long-term capital growth, and secondarily, increasing dividend income.

FEES AND EXPENSES OF THE PORTFOLIO

The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class		ADV	S
Management Fees	%	0.60	0.60
Distribution and/or Shareholder Services (12b-1) Fees	%	0.50	0.25
Administrative Services Fees	%	0.10	0.10
Other Expenses	%	0.04	0.04
Total Annual Portfolio Operating Expenses	%	1.24	0.99
Waivers and Reimbursements[2]	%	(0.01)	(0.01)
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	%	1.23	0.98

1	Expense ratios have been adjusted to reflect current fees.

2	The adviser is contractually obligated to limit expenses to 1.25% and 1.00% of Class ADV and Class S shares, respectively, through May 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years. In addition, the adviser is contractually obligated to waive a portion of the management fee through May 1, 2014. Lastly, the adviser is contractually obligated to further waive a portion of the management fee through May 1, 2014. Based upon net assets as of December 31, 2012, these management fee waivers for the Portfolio would be (0.01)%. There is no guarantee that these management fee waivers will continue after May 1, 2014. These management fee waivers will only renew if the adviser elects to renew them.

Expense Examples $

The Examples are intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Examples do not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated. The Examples also assume that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
ADV	$125	392	680	1,499
S	$100	314	546	1,212

The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Examples, affect the Portfolio’s performance.

During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 38% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks. The Portfolio will provide shareholders with at least 60 days’ prior written notice of any change in this non-fundamental investment policy. The Portfolio concentrates its investments in growth companies. The sub-adviser (“Sub-Adviser”) seeks investments in companies that have the ability to pay increasing dividends through strong cash flows and whose rates of earnings growth are considered above average. In addition, the Sub-Adviser seeks companies with a lucrative niche in the economy that the Sub-Adviser believes will give them the ability to sustain earnings momentum even during times of slow economic growth. As growth investors, the Sub-Adviser believes that when a company’s earnings grow faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.

The Portfolio may also purchase, to a limited extent, foreign stocks, hybrid securities, futures, and forward foreign currency exchange contracts, in keeping with its objectives. Any investments in futures would typically serve as an efficient means of gaining exposure to certain markets or as a cash management tool to maintain liquidity while being invested in the market. Forward foreign currency exchange contracts would primarily be used to help protect the Portfolio’s foreign holdings from unfavorable changes in foreign currency exchange rates. The Portfolio may have exposure to foreign currencies through its investment in foreign securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase

52	ING T. Rowe Price Growth Equity Portfolio

or sale of a fixed quantity of foreign currency at a future date. The Portfolio’s investments in foreign securities are limited to 30% of the Portfolio’s assets.

The Portfolio may also invest, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”), in shares of T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund, internally managed money market funds of the Sub-Adviser. In addition, the Portfolio may invest in U.S. and foreign dollar denominated money market securities and U.S. and foreign dollar currencies.

In pursuing its investment objectives, the Sub-Adviser has the discretion to deviate from its normal investment criteria, as described above, and purchase securities that it believes will provide an opportunity for gain. These special situations might arise when the Sub-Adviser believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, a new product introduction or innovation, or a favorable competitive development.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio. Any of the following risks, among others, could affect Portfolio performance or cause the Portfolio to lose money or to underperform market averages of other funds.

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Currency   To the extent that the Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio and reduce its returns. Derivatives may not perform as expected, so the Portfolio may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio to the risk of improper valuation.

Foreign Investments   Investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

Growth Investing   Prices of growth stocks typically reflect high expectations for future company growth, and may fall quickly and significantly if investors suspect that actual growth may be less than expected. Growth companies typically lack any dividends that might cushion price declines. Growth stocks tend to be more volatile than value stocks, and may underperform the market as a whole over any given time period.

Liquidity   If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Portfolio’s manager might wish to sell, and the security could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Portfolio could realize upon disposition. The Portfolio may make investments that become less liquid in response to market developments or adverse investor perception. The Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the Portfolio.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Portfolio costs and impair the ability of the Portfolio to achieve its investment objectives.

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing the Portfolio that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading

ING T. Rowe Price Growth Equity Portfolio	53

market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio.

Securities Lending   Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolio will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

Special Situations   A “special situation” arises when, in the Sub-Adviser’s opinion, securities of a particular company will appreciate in value within a reasonable period because of unique circumstances applicable to the company. Special situations often involve much greater risk than is inherent in ordinary investment securities. Investments in special situation companies may not appreciate and the Portfolio’s performance could suffer if an anticipated development does not occur or does not produce the anticipated result.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio’s Class ADV shares’ performance from year to year, and the table compares the Portfolio’s Class ADV shares’ and Class S shares’ performance to the performance of a broad-based securities market index/indices for the same period. Class ADV shares and Class S shares of the Portfolio would have substantially similar performance because they invest in the same portfolio of securities. However, Class S shares’ performance would be higher than Class ADV shares’ performance because of the higher expenses paid by Class ADV shares. The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio’s past performance is no guarantee of future results.

Calendar Year Total Returns Class ADV
(as of December 31 of each year)

Best quarter: 1st, 2012, 18.96% and Worst quarter: 4th, 2008, (23.65)%

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs	10 Yrs	Inception Date
Class ADV	%	18.33	2.07	7.48	12/10/01
Class S	%	18.62	2.33	7.75	12/10/01
S&P 500® Index[1]	%	16.00	1.66	7.10	—
Russell 1000® Growth Index[1]	%	15.26	3.12	7.52	—

1	The index returns do not reflect deductions for fees, expenses, or taxes.

PORTFOLIO MANAGEMENT

Investment Adviser	Sub-Adviser
Directed Services LLC	T. Rowe Price Associates, Inc.

Portfolio Manager
P. Robert Bartolo
Portfolio Manager (since 10/07)

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents

54	ING T. Rowe Price Growth Equity Portfolio

of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

ING T. Rowe Price Growth Equity Portfolio	55

ING Templeton Foreign Equity Portfolio

INVESTMENT OBJECTIVE

The Portfolio seeks long-term capital growth.

FEES AND EXPENSES OF THE PORTFOLIO

The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class		ADV	S
Management Fees	%	0.78	0.78
Distribution and/or Shareholder Services (12b-1) Fees	%	0.50	0.25
Administrative Services Fees	%	0.10	0.10
Other Expenses	%	0.08	0.08
Total Annual Portfolio Operating Expenses	%	1.46	1.21
Waivers and Reimbursements[2]	%	(0.04)	(0.04)
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	%	1.42	1.17

1	Expense ratios have been adjusted to reflect current contractual rates.

2	The adviser is contractually obligated to limit expenses to 1.48% and 1.23% of Class ADV and Class S shares, respectively, through May 1, 2014. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years. In addition, the adviser is contractually obligated to further limit expenses to 1.42% and 1.17% for Class ADV and Class S shares, respectively, through May 1, 2014. There is no guarantee that this obligation will continue after May 1, 2014 and the obligation will continue only if the adviser elects renew it. Any fees waived pursuant to this obligation shall not be eligible for recoupment. These obligations do not extend to interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses.

Expense Examples $

The Examples are intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Examples do not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated. The Examples also assume that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
ADV	$145	458	794	1,743
S	$119	380	661	1,462

The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Examples, affect the Portfolio’s performance.

During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 9% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in foreign (non-U.S.) equity securities, including countries with emerging securities markets. The Portfolio will provide shareholders with at least 60 days’ prior written notice of any change in this non-fundamental investment policy. Equity securities include common stocks, preferred stocks, and convertible securities. Convertible securities are debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances.

The Portfolio also invests in depositary receipts. The Portfolio, from time to time, may have significant investments in one or more countries or in particular sectors, such as financial institutions or industrial companies.

The Portfolio may use certain derivative strategies, which would include futures and equity linked notes, seeking to protect its assets, implement a cash or tax management strategy, or enhance its returns.

The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).

When choosing equity investments for the Portfolio, the sub-adviser (“Sub-Adviser”) applies a “bottom up,” value-oriented, long-term approach, focusing on the market price of a company’s securities relative to the Sub-Adviser’s evaluation of the company’s long-term earnings, asset value and cash flow potential. The Sub-Adviser also considers a company’s price/earnings ratio, profit margins and liquidation value.

56	ING Templeton Foreign Equity Portfolio

In selecting securities for the Portfolio, the Sub-Adviser attempts to identify those companies that offer above-average opportunities for capital appreciation in various countries and industries where economic and political factors, including currency movements, are favorable to capital growth.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio. Any of the following risks, among others, could affect Portfolio performance or cause the Portfolio to lose money or to underperform market averages of other funds.

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Convertible Securities   Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.

Credit   Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Currency   To the extent that the Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio and reduce its returns. Derivatives may not perform as expected, so the Portfolio may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio to the risk of improper valuation.

Focused Investing   To the extent that the Portfolio invests a substantial portion of its assets in a particular industry, sector, market segment, or geographical area, its investments will be sensitive to developments in that industry, sector, market segment, or geographical area. The Portfolio assumes the risk that changing economic conditions; changing political or regulatory conditions; or natural and other disasters affecting the particular industry, sector, market segment, or geographical area in which the Portfolio focuses its investments could have a significant impact on its investment performance and could ultimately cause the Portfolio to underperform, or be more volatile than, other funds that invest more broadly.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. Foreign investment risks may be greater in developing and emerging markets than in developed markets.

Interest Rate   With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase the Portfolio’s exposure to risks associated with rising interest rates.

Liquidity   If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Portfolio’s manager might wish to sell, and the security could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Portfolio could realize upon disposition. The Portfolio may make investments that become less liquid in response to market developments or adverse investor perception. The Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the Portfolio.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other

ING Templeton Foreign Equity Portfolio	57

asset classes during some periods. From time to time, the stock market may not favor the value-oriented securities in which the Portfolio invests. Rather, the market could favor growth-oriented securities or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Portfolio costs and impair the ability of the Portfolio to achieve its investment objectives.

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing the Portfolio that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio.

Securities Lending   Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolio will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio’s Class ADV shares’ performance from year to year, and the table compares the Portfolio’s Class ADV shares’ and Class S shares’ performance to the performance of a broad-based securities market index/indices for the same period. Class ADV shares and Class S shares of the Portfolio would have substantially similar performance because they invest in the same portfolio of securities. However, Class S shares’ performance would be higher than Class ADV shares’ performance because of the higher expenses paid by Class ADV shares. The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio’s past performance is no guarantee of future results.

Calendar Year Total Returns Class ADV
(as of December 31 of each year)

Best quarter: 2nd, 2009, 25.78% and Worst quarter: 3rd, 2011, (21.39)%

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs	10 Yrs (or since inception)	Inception Date
Class ADV	%	18.32	(2.61)	0.30	12/20/06
MSCI ACW IndexSM Ex-U.S.[1]	%	16.83	(2.89)	0.12[2]	—
MSCI EAFE® Index[1]	%	17.32	(3.69)	(1.36)[2]	—
Class S	%	18.64	(2.40)	3.09	01/12/06
MSCI ACW IndexSM Ex-U.S.[1]	%	16.83	(2.89)	3.54[2]	—
MSCI EAFE® Index[1]	%	17.32	(3.69)	2.19[2]	—

1	The index returns include the reinvestment of dividends and distributions net of witholding taxes, but do not reflect fees, brokerage commissions, or other expenses.

2	Reflects index performance since the date closest to the Class’ inception for which data is available.

PORTFOLIO MANAGEMENT

Investment Adviser	Sub-Adviser
Directed Services LLC	Templeton Investment Counsel, LLC

Portfolio Managers
Antonio T. Docal, CFA	Peter A. Nori, CFA
Portfolio Manager (since 11/06)	Portfolio Manager (since 11/06)
Cindy L. Sweeting, CFA
Portfolio Manager (since 11/06)

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts,

58	ING Templeton Foreign Equity Portfolio

and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

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KEY PORTFOLIO INFORMATION

This Prospectus contains information about the Portfolios and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.

The Portfolios’ Statement of Additional Information (“SAI”) is incorporated by reference into (legally made a part of) this Prospectus. It identifies investment restrictions, more detailed risk descriptions, a description of how the bond rating system works, and other information that may be helpful to you in your decision to invest. You may obtain a copy, without charge, from the Portfolios.

Other ING Funds may also be offered to the public that have similar names, investment objectives, and principal investment strategies as those of the Portfolios. You should be aware that a Portfolio is likely to differ from these other ING Funds in size and cash flow pattern. Accordingly, the performance of a Portfolio can be expected to vary from those of other ING Funds.

Other mutual funds and/or funds-of-funds may invest in the Portfolios. So long as the Portfolios accept investments by other investment companies, they will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

Each of the Portfolios is a series of ING Partners, Inc. (“Company”), a Maryland corporation. Each Portfolio is managed by Directed Services LLC (“DSL” or “Adviser”).

The Portfolios’ shares are classified into up to four classes of shares, Adviser Class (“Class ADV”), Initial Class (“Class I”), Service Class (“Class S”) and Service 2 Class (“Class S2”) shares. The classes of shares of each Portfolio are identical except for different expenses, certain related rights, and certain shareholder services. All share classes of each Portfolio have a common investment objective and investment portfolio. Only Class ADV and Class S shares are offered in this Prospectus. Class ADV and Class S shares are not subject to any sales loads.

Fundamental Policies

Fundamental investment policies contained in the SAI may not be changed without shareholder approval. The Board of Directors (“Board”) and/or the Adviser may change any other policies and investment strategies.

Non-Fundamental Investment Policies

Certain Portfolios have adopted non-fundamental investment policies to invest the Portfolio’s assets in securities that are consistent with the Portfolio’s name. For more information about these policies, please consult the SAI.

Portfolio Diversification

Each Portfolio is diversified, as such term is defined in the Investment Company Act of 1940 (“1940 Act”). A diversified fund may not, as to 75% of its total assets, invest more than 5% of its total assets in any one issuer and may not purchase more than 10% of the outstanding voting securities of any one issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or other investment companies). A non-diversified fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer.

Investor Diversification

Although the Portfolios are designed to serve as a component of a diversified investment portfolio of securities, no single mutual fund can provide an appropriate investment program for all investors. You should evaluate each Portfolio in the context of your personal financial situation, investment objectives, and other investments.

Temporary Defensive Strategies

When the Adviser or sub-adviser (if applicable) to a Portfolio anticipates unusual market or other conditions, the Portfolio may temporarily depart from its principal investment strategies as a defensive measure. In such circumstances, that Portfolio may invest in securities believed to present less risk, such as cash, cash equivalents, money market fund shares and other money market instruments, debt securities that are high quality or higher quality than normal, more liquid securities, or others. While a Portfolio invests defensively, it may not achieve its investment objective. A Portfolio’s defensive investment position may not be effective in protecting its value. It is impossible to predict accurately how long such alternative strategies may be utilized. The types of defensive positions in which a Portfolio may engage are identified and discussed in the SAI.

Percentage and Rating Limitations

The percentage and rating limitations on Portfolio investments listed in this Prospectus apply at the time of investment.

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KEY PORTFOLIO INFORMATION  (continued)

Investment Not Guaranteed

Please note your investment is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

Shareholder Reports

Each Portfolio’s fiscal year ends December 31. Each Portfolio will send financial statements to its shareholders at least semi-annually. An annual shareholder report containing financial statements audited by an independent registered public accounting firm will be sent to shareholders every year.

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Additional Information About the Investment Objectives

Each Portfolio’s investment objective is non-fundamental and may be changed by a vote of the Portfolio’s Board, without shareholder approval. A Portfolio will provide 60 days’ prior written notice of any change in a non-fundamental investment objective. There is no guarantee the Portfolios will achieve their respective investment objectives.

Additional Information About Principal Investment Strategies

For a complete description of each Portfolio’s principal investment strategies, please see the Portfolio’s summary prospectus or the summary section of this Prospectus.

Additional Information About the Risks

All mutual funds involve risk - some more than others - and there is always the chance that you could lose money or not earn as much as you hope. A Portfolio’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. Below is a discussion of the risks associated with certain of the types of securities in which the Portfolios may invest and certain of the investment practices that the Portfolios may use. For more information about these and other types of securities and investment techniques that may be used by the Portfolios, see the SAI.

Many of the investment techniques and strategies discussed in this Prospectus and in the SAI are discretionary which means that the Adviser or sub-adviser can decide whether to use them. The Portfolios may invest in these securities or use these techniques as part of the Portfolios’ principal investment strategies. However, the Adviser or sub-adviser may also use these investment techniques or make investments in securities that are not a part of the Portfolios’ principal investment strategies.

The discussions below expand on the risks included in a Portfolio’s summary section of the Prospectus. Please see the SAI for a further discussion of the principal and other investment strategies employed by each Portfolio.

Asset Allocation.  The success of a portfolio’s strategy depends on the sub-adviser’s skill in allocating portfolio assets between equity securities and debt instruments and in choosing investments within those categories. There is a risk that portfolio may allocate assets to an asset class that underperforms other asset classes.

Bank Instruments.  A portfolio may invest in certificates of deposit, fixed-time deposits, bankers’ acceptances, and other debt and deposit-type obligations issued by banks. Although a portfolio attempts to invest only with high-quality banking institutions, most banking institutions are dependent on other institutions to fulfill their obligations. As a result, changes in economic, regulatory, political conditions, or other events that affect the banking industry may have an adverse effect on the banking institutions in which a portfolio invests or that serve as counterparties in transactions with the portfolio.

Call.  During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, a portfolio would experience a decline in income.

Company.  The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Convertible Securities.  Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.

The value of a convertible security will normally fluctuate in some proportion to changes in the value of the underlying security because of the conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying security. A convertible security may also provide income and be subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk. In the event the issuer of a convertible security is unable to meet its financial obligations, declares bankruptcy, or becomes insolvent, a portfolio could lose money. A portfolio may be forced to convert a convertible security before it otherwise would do so, which may decrease the portfolio’s returns.

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Credit.  Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Credit Default Swaps.  A portfolio may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, a portfolio pays a fee to protect against the risk that a security held by the portfolio will default. As a seller of the swap, a portfolio receives payment(s) in return for its obligation to pay the counterparty an agreed upon value of a security in the event of a default of the security issuer. Credit default swaps are largely unregulated and susceptible to liquidity, credit, and counterparty risks.

Currency.  To the extent that a portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad. As a result, a portfolio’s investments in foreign currency or foreign currency-denominated securities may reduce the value of the portfolio’s assets.

Derivative Instruments.  Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of a portfolio and reduce its returns. Derivatives may not perform as expected, so a portfolio may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose a portfolio to the risk of improper valuation. Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. The investment of a portfolio’s assets required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the portfolio; therefore, the purchase of certain derivatives may have an economic leveraging effect on the portfolio; thus exaggerating any increase or decrease in the net asset value of the portfolio. Investments in derivatives are generally negotiated over-the-counter with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability to perform its obligations and further that any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a portfolio to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or for prices that do not reflect current market value. A portfolio’s adviser or sub-adviser might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains to a portfolio.

Dividend.  Companies that issue dividend yielding equity securities are not required to continue to pay dividends on such securities. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future.

Floating Rate Loans.  The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans and many floating rate loans are subject to restrictions on resale.

Focused Investing.  To the extent that a portfolio invests a substantial portion of its assets in a particular industry, sector, market segment, or geographical area, its investments will be sensitive to developments in that industry, sector, market segment, or geographical area. A portfolio assumes the risk that changing economic conditions; changing political or regulatory conditions; or natural and other disasters affecting the particular industry, sector, market segment, or geographical area in which the portfolio focuses its investments could have a significant impact on its investment performance and could ultimately cause the portfolio to underperform, or be more volatile than, other funds that invest more broadly.

Foreign Investments/Developing and Emerging Markets.  To the extent a portfolio invests in securities of issuers in markets outside the United States, its share price may be more volatile than if it invested in securities of issuers in the U.S. market due to, among other things, the following factors: comparatively unstable political, social and economic

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MORE INFORMATION ABOUT THE PORTFOLIOS  (continued) conditions, and limited or ineffectual judicial systems; comparatively small market sizes, making securities less liquid and securities prices more sensitive to the movements of large investors and more vulnerable to manipulation; governmental policies or actions, such as high taxes, restrictions on currency movements, replacement of currency, potential for default on sovereign debt, trade or diplomatic disputes, creation of monopolies, and the seizure of private property through confiscatory taxation and expropriation or nationalization of company assets; incomplete, outdated, or unreliable information about securities issuers due to less stringent market regulation and accounting standards; comparatively undeveloped markets and weak banking and financial systems; market inefficiencies, such as higher transaction costs, and administrative difficulties, such as delays in processing transactions; and fluctuations in foreign currency exchange rates, which could reduce gains or widen losses. In addition, foreign taxes could reduce the income available to distribute to shareholders, and special U.S. tax considerations could apply to foreign investments. Depositary receipts are subject to risks of foreign investments and might not always track the price of the underlying foreign security. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

Foreign investment risks typically are greater in developing and emerging markets than in developed markets, for such reasons as social or political unrest, heavy economic dependence on agriculture or exports (particularly commodities), undeveloped or overburdened infrastructures, vulnerability to natural disasters, significant and unpredictable government intervention in markets or the economy, currency devaluations, runaway inflation, environmental problems, and business practices that depart from norms for developed countries and less developed or liquid markets for securities generally.

Growth Investing.  Prices of growth stocks typically reflect high expectations for future company growth, and may fall quickly and significantly if investors suspect that actual growth may be less than expected. Growth companies typically lack any dividends that might cushion price declines. Growth stocks tend to be more volatile than value stocks, and may underperform the market as a whole over any given time period. Growth-oriented stocks typically sell at relatively high valuations as compared to other types of securities. Securities of growth companies may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth potential, they usually invest a high portion of earnings in their business, and they may lack the dividends of value stocks that can cushion stock prices in a falling market. The market may not favor growth-oriented stocks or may not favor equities at all. In addition, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth. Historically, growth-oriented stocks have been more volatile than value-oriented stocks.

High-Yield Securities.  Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments. Investments in high-yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt instruments, but they also typically entail greater potential price volatility and principal and income risk. The prices of high-yield securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. High-yield securities structured as zero-coupon or pay-in-kind securities tend to be more volatile. The secondary market in which high-yield securities are traded is generally less liquid than the market for higher grade bonds. At times of less liquidity, it may be more difficult to value high-yield securities.

Inflation-Indexed Bonds.  If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Initial Public Offerings.  Initial Public Offerings (“IPOs”) and companies that have recently gone public have the potential to produce substantial gains for a portfolio. However, there is no assurance that a portfolio will have access to profitable IPOs or that IPOs in which the portfolio invests will rise in value. Furthermore, the value of securities of newly public companies may decline in value shortly after the IPO. When a portfolio’s asset base is small, the impact of such investments on the portfolio’s return will be magnified. If a portfolio’s assets grow, it is likely that the effect of the portfolio’s investment in IPOs on the portfolio’s return will decline.

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Interest in Loans.  The value and the income streams of interests in loans (including participation interests in lease financings and assignments in secured variable or floating rate loans) will decline if borrowers delay payments or fail to pay altogether. A large rise in interest rates could increase this risk. Although loans are generally fully collateralized when purchased, the collateral may become illiquid or decline in value. Many loans themselves carry liquidity and valuation risks.

Interest Rate.  With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase a portfolio’s exposure to risks associated with rising interest rates.

Investment Model.  The manager’s proprietary model may not adequately allow for existing or unforeseen market factors or the interplay between such factors. The proprietary models used by a manager to evaluate securities or securities markets are based on the manager’s understanding of the interplay of market factors and do not assure successful investment. The markets, or the price of individual securities, may be affected by factors not foreseen in developing the models.

Leverage.  Certain transactions and investment strategies may give rise to leverage. Such transactions and investment strategies include, among others: borrowing, dollar rolls, reverse repurchase agreements, loans of portfolio securities and the use of when-issued, delayed-delivery or forward-commitment transactions. The use of certain derivatives may also create leveraging risk. The use of leverage may exaggerate any increase or decrease in the net asset value of a portfolio. The use of leverage may increase a portfolio’s expenses and increase the impact of the portfolio’s other risks. To mitigate leveraging risk, a portfolio will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements resulting in increased volatility of returns. Leverage, including borrowing, may cause a portfolio to be more volatile than if the portfolio had not been leveraged.

Liquidity.  If a security is illiquid, the adviser or sub-adviser might be unable to sell the security at a time when a portfolio’s manager might wish to sell, and the security could have the effect of decreasing the overall level of the portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount a portfolio could realize upon disposition. A portfolio may make investments that become less liquid in response to market developments or adverse investor perception. A portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the portfolio.

Market.  Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which a portfolio invests. Rather, the market could favor securities to which a portfolio is not exposed or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to portfolio costs and impair the ability of a portfolio to achieve its investment objectives.

Market Capitalization.  Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing a portfolio that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

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Mid-Capitalization Company.  Investments in mid-capitalization companies may involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

Mortgage- and/or Asset-Backed Securities.  Defaults on or low credit quality or liquidity of the underlying assets of the asset-backed (including mortgage-backed) securities held by a portfolio may impair the value of the securities. There may be limitations on the enforceability of any security interest granted with respect to those underlying assets. These securities also present a higher degree of prepayment and extension risk and interest rate risk than do other types of fixed-income securities. Because of prepayment risk and extension risk, small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain asset-backed securities. The value of longer-term securities generally changes more in response to changes in interest rates than shorter term securities.

During an economic downturn, the mortgages, commercial or consumer loans, trade or credit card receivables, installment purchase obligations, leases, or other debt obligations underlying an asset-backed security may experience an increase in defaults as borrowers experience difficulties in repaying their loans which may cause the valuation of such securities to be more volatile and may reduce the value of such securities. These risks are particularly heightened for investments in asset-backed securities that contain sub-prime loans which are loans made to borrowers with weakened credit histories and often have higher default rates.

Municipal Obligations.  The municipal market in which a portfolio invests is volatile and can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities. Municipal revenue obligations are backed by the revenues generated from a specific project or facility and include industrial development bonds and private activity bonds. Private activity and industrial development bonds are dependent on the ability of the facility’s user to meet its financial obligations and the value of any real or personal property pledged as security for such payment. Many municipal securities are issued to finance projects relating to education, health care, transportation and utilities. Conditions in those sectors may affect the overall municipal market. In addition, municipal securities backed by current or anticipated revenues from a specific project or specific asset may be adversely affected by the discontinuance of the taxation supporting the project or asset or the inability to collect revenues for the project or from assets. If an issuer of a municipal security does not comply with applicable tax requirements, interest from the security may become taxable and the security could decline in value.

Other Investment Companies.  The main risk of investing in other investment companies, including exchange-traded funds (“ETFs”), is the risk that the value of the securities underlying an investment company might decrease. Because a portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the portfolio.

Other investment companies include ETFs and Holding Company Depositary Receipts (“HOLDRs”), among others. ETFs are exchange-traded investment companies that are, in many cases, designed to provide investment results corresponding to an index. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Additional risks of investments in ETFs include: (i) the market price of an ETF’s shares may trade at a discount to its net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading may be halted if the listing exchanges’ officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value.

Over-the-Counter Investments.  Investments purchased over-the-counter (“OTC”), including securities and derivatives, can involve greater risks than securities traded on recognized stock exchanges. OTC securities are generally securities of smaller or newer companies that may have limited product lines and markets compared to larger companies. They also can have less management depth, more reliance on key personnel, and less access to capital and credit. OTC securities tend to trade less frequently and in lower volume, and as a result have greater liquidity risk. Many of the protections

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MORE INFORMATION ABOUT THE PORTFOLIOS  (continued) afforded to participants on some organized exchanges, such as the performance guarantee of an exchange clearing house, are not available in connection with OTC derivatives transactions. Additionally, OTC investments are generally purchased either directly from a dealer or in negotiated transactions with the issuer and as such may expose a portfolio to counterparty risk.

Prepayment and Extension.  Prepayment risk is the risk that principal on mortgages or other loan obligations underlying a security may be repaid prior to the stated maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. Extension risk is the risk that an issuer will exercise its right to repay principal on an obligation held by a portfolio later than expected, which may decrease the value of the obligation and prevent the portfolio from investing expected repayment proceeds in securities paying yields higher than the yields paid by the securities that were expected to be repaid.

Real Estate Companies and Real Estate Investment Trusts (“REITs”).  Investing in real estate companies and REITs may subject the portfolio to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property. Some REITs may invest in a limited number of properties, in a narrow geographic area or in a single property type, which increases the risk that a portfolio could be unfavorably affected by the poor performance of a single investment or investment type. These companies are also sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. Borrowers could default on or sell investments the REIT holds, which could reduce the cash flow needed to make distributions to investors. In addition, REITs may also be affected by tax and regulatory requirements in that a REIT may not qualify for preferential tax treatments or exemptions. REITs require specialized management and pay management expenses.

Securities Lending.  Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that a portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that a portfolio will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

To generate additional income, a portfolio may lend securities to financial institutions that are believed to be creditworthy by the adviser. When lending securities, a portfolio will receive cash or U.S. government securities as collateral.

When a portfolio lends its securities, it is responsible for investing the cash it receives as collateral from the borrower, and the portfolio could incur losses in connection with the investment of such collateral, often referred to as “investment risk.” A portfolio will minimize investment risk by limiting the investment of cash collateral to high-quality instruments of short maturity.

A portfolio may also lose money from the failure of a borrower to return a borrowed security in a timely manner, often referred to as “borrower default risk.” In the event of a borrower default, a portfolio will be protected to the extent the portfolio is able to exercise its rights in the collateral promptly and the value of such collateral is sufficient to purchase replacement securities. In addition, a portfolio will be protected by its securities lending agent, which has agreed to indemnify the portfolio from losses resulting from borrower default.

Short Sales.  Short sales involve selling a security a portfolio does not own in anticipation that the security’s price will decline. When a portfolio sells a security short and the price of that security rises, it creates a loss for the portfolio. Short sales create leverage and could increase the volatility of a portfolio’s share price.

Short sales expose a portfolio to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the portfolio. When a portfolio must purchase the security it borrowed in a short sale as prevailing market rates, the potential loss may be greater for a short sale than for a short sale “against the box.” A short sale “against the box” may be used to hedge against market risks when the sub-adviser believes that the price of a security may decline, causing the value of a security owned by a portfolio or a security convertible into or exchangeable for such security, to decline. In such case, any future losses in the portfolio’s long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the portfolio owns.

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MORE INFORMATION ABOUT THE PORTFOLIOS  (continued)

Small-Capitalization Company.  Investments in small-capitalization companies may involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volume typical on a national securities exchange.

Sovereign Debt.  These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

Special Situations.  A “special situation” arises when, in a sub-adviser’s opinion, securities of a particular company will appreciate in value within a reasonable period because of unique circumstances applicable to the company. Special situations often involve much greater risk than is inherent in ordinary investment securities. Investments in special situation companies may not appreciate and a portfolio’s performance could suffer if an anticipated development does not occur or does not produce the anticipated result.

U.S. Government Securities and Obligations.  U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored enterprises. U.S. government securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. Some U.S. government securities are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. These include direct obligations of the U.S. Treasury such as U.S. Treasury notes, bills and bonds, as well as indirect obligations including certain securities of the Government National Mortgage Association, the Small Business Administration, and the Farmers Home Administration, among others. Other U.S. government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury, including certain securities of the Federal Financing Bank, the Federal Home Loan Bank, and the U.S. Postal Service. Still other agencies and instrumentalities are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. government. These include securities issued by the Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation, and the Federal Farm Credit Bank, among others. Consequently, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. No assurance can be given that the U.S. government would provide financial support to such agencies if it is not obligated to do so by law. U.S. government securities may be subject to varying degrees of credit risk and all U.S. government securities may be subject to price declines due to changing interest rates. Securities directly supported by the full faith and credit of the U.S. government have less credit risk.

Value Investing.  Securities that appear to be undervalued may never appreciate to the extent expected. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings and industrial production. The sub-adviser may be wrong in its assessment of a company’s value and the securities a portfolio holds may not reach their full values. A particular risk of a portfolio’s value approach is that some holdings may not recover and provide the capital growth anticipated or a security judged to be undervalued may actually be appropriately priced. The market may not favor value-oriented securities and may not favor equities at all. During those periods, a portfolio’s relative performance may suffer.

Zero-Coupon Bonds and Pay-in-Kind Securities.  Zero-coupon bonds and pay-in-kind securities may be subject to greater fluctuations in price from interest rate changes than conventional interest-bearing securities. A portfolio may have to pay out the imputed income on zero-coupon bonds without receiving the actual cash currency. The values of interest-only and principal-only mortgage-related securities also are subject to prepayment risk and interest rate risks.

Additional Risks

The discussion below also includes risks that are not considered to be principal risks of a Portfolio, but are considered to be relevant to each Portfolio.

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MORE INFORMATION ABOUT THE PORTFOLIOS  (continued)

Counterparty.  The entity with which a portfolio conducts portfolio-related business (such as trading or securities lending), or that underwrites, distributes or guarantees investments or agreements that the portfolio owns or is otherwise exposed to, may refuse or may become unable to honor its obligations under the terms of a transaction or agreement. As a result, that portfolio may sustain losses and be less likely to achieve its investment objective. These risks may be greater when engaging in over-the-counter transactions.

Duration.  One measure of risk for fixed-income securities is duration. Duration measures the sensitivity of a bond’s price to interest rate movements and is one of the tools used by a portfolio manager in selection of fixed-income securities. Historically, the maturity of a bond was also used as a proxy for the sensitivity of a bond’s price to changes in interest rates, otherwise known as a bond’s interest rate risk or volatility. According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of average life of a bond on a present value basis which was developed to incorporate a bond’s yield, coupons, final maturity and call features into one measure. As a point of reference, the duration of a noncallable 7% coupon bond with a remaining maturity of 5 years is approximately 4.5 years and the duration of a noncallable 7% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation. For example, the price of a bond with an average duration of 4.5 years would be expected to fall approximately 4.5% if interest rates rose by one percentage point. Conversely, the price of a bond with an average duration of 4.5 years would be expected to rise approximately 4.5% if interest rates drop by one percentage point.

Increase in Expenses.  Your actual cost of investing in a portfolio may be higher or lower than the expenses shown in the portfolio’s Annual Portfolio Operating Expenses for a variety of reasons. For example, expense ratios may be higher than those shown if the portfolio’s assets decrease. The portfolio’s assets may decrease and portfolio expense ratios increase for many reasons, including volatility in the portfolio’s net asset value caused by volatility in the secondary markets for assets in which the portfolio invests.

Investment by Other Funds.  Various other mutual funds and/or funds-of-funds, including some ING funds, may invest in a portfolio. If investments by these other funds result in large inflows or outflows of cash from the portfolio, the portfolio’s performance or realization of capital gains could be affected. While it is very difficult to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, these transactions could also increase transaction costs or portfolio turnover. The adviser or sub-adviser will monitor transactions by the funds-of-funds and will attempt to minimize any adverse effects on a portfolio and funds-of-funds as a result of these transactions.

Manager.  A portfolio is subject to manager risk because it is an actively managed investment portfolio. The adviser, the sub-adviser or each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for a portfolio, but there can be no guarantee that these will produce the desired results. Many managers of equity funds employ styles that are characterized as “value” or “growth.” However, these terms can have different application by different managers. One manager’s value approach may be different from another, and one manager’s growth approach may be different from another. For example, some value managers employ a style in which they seek to identify companies that they believe are valued at a more substantial or “deeper discount” to a company’s net worth than other value managers. Therefore, some funds that are characterized as growth or value can have greater volatility than other funds managed by other managers in a growth or value style.

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PORTFOLIO HOLDINGS INFORMATION

Portfolio Holdings Information

A description of each Portfolio’s policies and procedures regarding the release of portfolio holdings information is available in the Portfolios’ SAI. Portfolio holdings information can be reviewed online at www.INGInvestment.com.

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MANAGEMENT OF THE PORTFOLIOS

The Investment Adviser

DSL, a Delaware limited liability company, serves as the investment adviser to each of the Portfolios. DSL has overall responsibility for the management of the Portfolios. DSL provides or oversees all investment advisory and portfolio management services for the Portfolios and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. DSL is registered with the SEC as an investment adviser and with Financial Industry Regulatory Authority (“FINRA”) as a broker-dealer.

The Adviser is an indirect, wholly-owned subsidiary of ING U.S., Inc. (“ING U.S.”). ING U.S. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries. As of the date of this Prospectus, ING U.S. is a wholly-owned subsidiary of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin, with operations in more than 40 countries.

In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including ING U.S., before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep must divest at least 25% of ING U.S. by the end of 2013, more than 50% by the end of 2014, and the remaining interest by the end of 2016 (such divestment, the “Separation Plan”).

On November 9, 2012, ING U.S. filed a Registration Statement on Form S-1 (the “Form S-1”) with the U.S. Securities and Exchange Commission (“SEC”) to register an initial public offering of ING U.S. common stock (the “IPO”). Following an IPO, ING Groep would likely continue to own a majority of the common stock of ING U.S. Subsequent to an IPO, ING Groep would likely sell its controlling ownership interest in ING U.S. over time. While the base case for the Separation Plan is the IPO, all options remain open and it is possible that ING Groep’s divestment of ING U.S. may take place by means of a sale to a single buyer or group of buyers. Notwithstanding the filing of the Form S-1, there can be no assurance that the IPO will occur.

It is anticipated that one or more of the transactions contemplated by the Separation Plan would result in the automatic termination of the existing advisory and sub-advisory agreements under which the Adviser and sub-adviser(s) provide services to each Portfolio. In order to ensure that the existing investment advisory and sub-advisory services can continue uninterrupted, the Board approved new advisory and sub-advisory agreements for the Portfolios, as applicable, in connection with the IPO. In addition, shareholders of each Portfolio approved the new investment advisory and sub-advisory agreements prompted by the IPO, as well as any future advisory and sub-advisory agreements prompted by the Separation Plan that are approved by the Board and whose terms are not be materially different from the current agreements. This means that shareholders may not have another opportunity to vote on a new agreement with the Adviser or an affiliated sub-adviser even if they undergo a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of ING U.S.

The Separation Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of ING U.S. and its subsidiaries, including the Adviser and affiliated entities that provide services to the Portfolios, and may cause, among other things, interruption of business operations or services, diversion of management’s attention from day-to-day operations, reduced access to capital, and loss of key employees or customers. The completion of the Separation Plan is expected to result in the Adviser’s loss of access to the resources of ING Groep, which could adversely affect its business. It is anticipated that ING U.S., as a stand-alone entity, may be a publicly held U.S. company subject to the reporting requirements of the Securities Exchange Act of 1934 as well as other U.S. government and state regulations, and subject to the risk of changing regulation.

During the time that ING Groep retains a majority interest in ING U.S., circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep by European and other authorities, may also affect ING U.S. A failure to complete the Separation Plan could create uncertainty about the nature of the relationship between ING U.S. and ING Groep, and could adversely affect ING U.S. and the Adviser and its affiliates. Currently, the Adviser and its affiliates do not anticipate that the Separation Plan will have a material adverse impact on their operations or the Portfolios and their operations.

DSL’s principal office is located at 1475 Dunwoody Drive, West Chester, PA 19380. As of December 31, 2012, DSL managed approximately $42.1 billion in registered investment company assets.

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MANAGEMENT OF THE PORTFOLIOS  (continued)

Management Fees

DSL receives an annual fee for its advisory services to the Portfolios based on the average daily net assets of each of the Portfolios.

The following table shows the aggregate annual management fee paid by each Portfolio for the most recent fiscal year as a percentage of that Portfolio’s average daily net assets.

Management Fees
ING American Century Small-Mid Cap Value Portfolio	1.00%
ING Baron Growth Portfolio	0.85%
ING Columbia Contrarian Core Portfolio	0.80%
ING Columbia Small Cap Value II Portfolio	0.75%
ING Global Bond Portfolio	0.50%
ING Invesco Comstock Portfolio	0.60%
ING Invesco Equity and Income Portfolio	0.55%
ING JPMorgan Mid Cap Value Portfolio	0.75%
ING Oppenheimer Global Portfolio	0.60%
ING PIMCO Total Return Portfolio[1]	0.46%
ING Pioneer High Yield Portfolio	0.60%
ING T. Rowe Price Diversified Mid Cap Growth Portfolio	0.64%
ING T. Rowe Price Growth Equity Portfolio	0.60%
ING Templeton Foreign Equity Portfolio	0.78%

1	Effective May 1, 2012, the management fee was lowered from 0.50% to 0.44%.

The Adviser is responsible for all of its own costs, including costs of its personnel required to carry out its investment advisory duties.

For information regarding the basis for the Board’s approval of the investment advisory and investment sub-advisory relationships (if applicable), please refer to the Portfolios’ annual shareholder report dated December 31, 2012.

The Sub-Advisers and Portfolio Managers

The Adviser has engaged sub-advisers to provide the day-to-day management of each Portfolio’s portfolio. One of these sub-advisers is an affiliate of the Adviser.

The Adviser acts as a “manager-of-managers” for the Portfolios. The Adviser delegates to the sub-advisers of the Portfolios the responsibility for investment management, subject to the Adviser’s oversight. The Adviser is responsible for monitoring the investment program and performance of the sub-advisers of the Portfolios.

From time to time, the Adviser may also recommend the appointment of additional sub-advisers or replacement of non-affiliated sub-advisers to the Portfolios’ Board. It is not expected that DSL would normally recommend replacement of an affiliated sub-adviser as part of its oversight responsibilities. The Portfolios and the Adviser have received exemptive relief from the SEC to permit the Adviser, with the approval of the Portfolios’ Board, to appoint an additional non-affiliated sub-adviser or to replace an existing sub-adviser with a non-affiliated sub-adviser, as well as change the terms of a contract with a non-affiliated sub-adviser, without submitting the contract to a vote of the Portfolios’ shareholders. The Portfolios will notify shareholders of any change in the identity of a sub-adviser of the Portfolios, the addition of a sub-adviser to the Portfolios, or any change in the terms of a contract with a non-affiliated sub-adviser. In this event, the names of the Portfolios and their investment strategies may also change.

Under the terms of each sub-advisory agreement, the agreement can be terminated by the Adviser or a Portfolio’s Board. In the event a sub-advisory agreement is terminated, the sub-adviser may be replaced subject to any regulatory requirements or the Adviser may assume day-to-day investment management of a Portfolio.

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MANAGEMENT OF THE PORTFOLIOS  (continued)

ING American Century Small-Mid Cap Value Portfolio

American Century Investment Management, Inc.

American Century Investment Management, Inc. (“American Century” or “Sub-Adviser”), has been an investment adviser since 1958. The principal address of American Century is 4500 Main Street, Kansas City, Missouri 64111. As of December 31, 2012, American Century had assets under management of approximately $124.6 billion.

ING American Century Small-Mid Cap Value Portfolio is managed by a team of portfolio managers comprised of Benjamin Z. Giele, Jeff John, Phillip N. Davidson, Kevin Toney, Michael Liss and Brian Woglom. Mr. Giele and Mr. John are responsible for the management of small-capitalization assets of the Portfolio. Mr. Davidson, Mr. Toney, Mr. Liss and Mr. Woglom are responsible for the management of the mid-capitalization assets of the Portfolio.

Benjamin Z. Giele, CFA, Senior Vice President and Senior Portfolio Manager, joined American Century in 1998 and has been a portfolio manager since 1999.

Phillip N. Davidson, CFA, Chief Investment Officer (value equity), Senior Vice President and Senior Portfolio Manager, joined American Century in 1993 as a portfolio manager.

Kevin Toney, CFA, Vice President and Senior Portfolio Manager, joined American Century in 1999 and became a portfolio manager in 2006.

Michael Liss, CFA, CPA, Vice President and Senior Portfolio Manager, joined American Century in 1998 and became a portfolio manager in 2004.

Brian Woglom, CFA, Portfolio Manager, joined American Century Investments in 2005 as an investment analyst and became a portfolio manager in 2012.

Jeff John, CFA, Portfolio Manager, joined American Century Investments in 2008 as an analyst and became a portfolio manager in 2012.

ING Baron Growth Portfolio

BAMCO, Inc.

BAMCO, Inc. (“BAMCO” or “Sub-Adviser”), a subsidiary of Baron Capital Group, Inc., has been an investment adviser since March 6, 1987. The principal address of BAMCO is 767 Fifth Avenue, 49th Floor, New York, New York 10153. As of December 31, 2012, BAMCO had assets under management of approximately $15.2 billion.

The following individual is responsible for the day-to-day management of ING Baron Growth Portfolio.

Ronald Baron, Founder, Chief Executive Officer, Chief Investment Officer, and Chairman of BAMCO, has been a portfolio manager since 1987 and has managed money for others since 1975.

ING Columbia Contrarian Core Portfolio and ING Columbia Small Cap Value II Portfolio

Columbia Management Investment Advisers, LLC

Columbia Management Investment Advisers, LLC (“CMIA” or “Sub-Adviser”) (formerly, known as RiverSource Investments, LLC), is a registered investment adviser and is a wholly-owned subsidiary of Ameriprise Financial, Inc. Ameriprise Financial, Inc. is a financial planning and financial services company that has been offering solutions for clients’ asset accumulation, income management, and protection needs for more than 110 years. CMIA’s management experience covers all major asset classes, including equity securities, fixed-income securities and money market instruments. In addition to serving as an investment adviser to mutual funds, CMIA acts as an investment manager for itself, its affiliates, individuals, corporations, retirement plans, private investment companies, exchange-traded funds and financial intermediaries. The principal address of CMIA is 225 Franklin Street, Boston, MA 02110. As of December 31, 2012, CMIA had assets under management of approximately $331.8 billion.

The following individual is responsible for the day-to-day management of ING Columbia Contrarian Core Portfolio.

Guy W. Pope, Senior Portfolio Manager, has served as senior portfolio manager and managing director at Columbia Management Investment Advisers, LLC since 2004.

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MANAGEMENT OF THE PORTFOLIOS  (continued)
Historical adviser/name and strategies information:
Effective Date	Portfolio Name	Adviser
4/30/13	ING Columbia Contrarian Core Portfolio*	Columbia Management Investment Advisers, LLC
10/31/05	ING Davis New York Venture Portfolio*	Davis Selected Advisers, L.P
Since Inception	ING Salomon Brothers Fundamental Value Portfolio	Salomon Brothers Asset Management Inc.

*	Name change, change in sub-adviser, change in investment objective and principal investment strategies. Performance prior to the effective date is attributable to the previous sub-adviser.

The following individuals are jointly responsible for the day-to-day management of ING Columbia Small Cap Value II Portfolio.

Christian K. Stadlinger, Ph.D., CFA, is a Portfolio Manager of CMIA. From 2002 until he joined CMIA in May 2010, Dr. Stadlinger was associated with Columbia Management Advisors, LLC or its predecessors as an investment professional. Dr. Stadlinger has been a member of the investment community since 1989.

Jarl Ginsberg, CFA, is a Portfolio Manager of CMIA. From 2003 until he joined CMIA in May 2010, Mr. Ginsberg was associated with Columbia Management Advisors, LLC or its predecessors as an investment professional. Mr. Ginsberg has been a member of the investment community since 1987.

Historical sub-adviser/name and strategies information:
Effective Date	Portfolio Name	Sub-Adviser
4/29/11	ING Columbia Small Cap Value II Portfolio	Columbia Management Investment Advisers, LLC
5/01/10	ING Columbia Small Cap Value Portfolio	Columbia Management Investment Advisers, LLC*
Since Inception	ING Columbia Small Cap Value II Portfolio	Columbia Management Advisors, LLC

*	Sub-Adviser changed due to a sale transaction.

ING Global Bond Portfolio

ING Investment Management Co. LLC

ING Investment Management Co. LLC (“ING IM” or “Sub-Adviser”), a Delaware limited liability company, was founded in 1972 and is registered with the SEC as an investment adviser. ING IM is an indirect, wholly-owned subsidiary of ING U.S. and is an affiliate of ING Investments. ING IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. The principal office of ING IM is located at 230 Park Avenue, New York, New York 10169. As of December 31, 2012, ING IM managed approximately $66.3 billion in assets.

The Adviser may, from time to time, obtain from each of the following ING IM affiliates investment advice, including factual information, research reports, investment recommendations and trading services and to grant to one or more of the affiliates investment management authority if the Adviser believes that doing so would benefit the Portfolio. Each ING IM affiliate set forth below is a registered investment adviser and an indirect wholly-owned subsidiary of ING Groep:

ING Investment Management Advisors B.V.

ING Investment Management Advisors B.V. (“IIMA” or “Sub-Adviser”) is a Netherlands corporation organized in 1896 and became an investment advisory company in 1991. IIMA is registered with the SEC as an investment adviser. IIMA is a company organized to manage investments and provide investment advice to entities in Canada and United States. IIMA is an indirect, wholly-owned subsidiary of ING Groep and is an affiliate of ING Investments. The principal address of IIMA is Schenkkade 65, 2595 AS, The Hague, The Netherlands. As of December 31, 2012,

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MANAGEMENT OF THE PORTFOLIOS  (continued) IIMA had approximately $3.7 billion in assets under management. IIMA operates under the collective management of ING Investment Management Europe (“IIM Europe”) which, as of December 31, 2012, had approximately $242.4 billion in assets under management.

ING Investment Management Asia Pacific (Hong Kong) Limited

ING Investment Management Asia Pacific (Hong Kong) Limited (“IIM Asia Pacific” or “Sub-Adviser”) is an indirect, wholly-owned subsidiary belonging to ING Groep. IIM Asia Pacific is registered with the SEC as an investment adviser. IIM Asia Pacific operates under the collective management of ING Investment Management (“IIM”). The principal address of IIM Asia Pacific is Level 81, International Commerce Centre, 1 Austin Road, West Kowloon, Hong Kong. As of December 31, 2012, IIM Asia Pacific had over $1.1 billion assets under management.

ING IM will manage ING Global Bond Portfolio’s assets. However, in the future, DSL may allocate the Portfolio’s assets to IIM B.V. and/or IIM Asia Pacific for management, and may change the allocation of the Portfolio’s assets among all three sub-advisers in its discretion to pursue the Portfolio’s investment objective. Each sub-adviser would make investment decisions for the assets it is allocated to manage.

The following individuals are jointly responsible for the day-to-day management of ING Global Bond Portfolio.

Christine Hurtsellers, CFA, Portfolio Manager, has been with ING IM since 2005 and leads the fixed-income business for ING IM. From 1999 to 2005, Ms. Hurtsellers worked at Freddie Mac® where she managed adjustable-rate mortgages, mortgage-backed securities, collateralized mortgage obligations, and mortgage derivatives portfolios. Ms. Hurtsellers also managed portfolios for Alliance Capital Management and Banc One.

Michael Mata, Portfolio Manager, joined ING IM in 2004, and is head of multi-sector fixed-income strategies for the ING IM fixed-income group, that includes our U.S. core, core plus, and global bond strategies. Prior to joining ING IM, Mr. Mata was employed by Putnam Investments, where he was the senior risk manager for fixed-income portfolios. His previous experience includes risk management for fixed-income derivative and bond arbitrage trading at Lehman Brothers.

Robert Robis, CFA, Portfolio Manager, is head of fixed-income macro strategies for ING IM. In this role, Mr. Robis is responsible for contributing to strategy-setting across global rates, sectors, and currencies. Prior to joining ING IM in 2011, Mr. Robis was the senior fixed-income portfolio manager and global macro strategist at Oppenheimer Funds Inc. from 2005 to 2010. He began his career in 1995 with The Bank Credit Analyst Research Group.

Historical sub-adviser/name and strategies information:
Effective Date	Portfolio Name	Sub-Adviser
1/21/11	ING Global Bond Portfolio*	ING Investment Management Co
Since Inception	ING Oppenheimer Global Strategic Income Portfolio	OppenheimerFunds, Inc.

*	Name change, change in sub-adviser, change in investment objective and principal investment strategies. Performance prior to the effective date is attributable to the previous sub-adviser.

ING Invesco Comstock Portfolio and ING Invesco Equity and Income Portfolio

Invesco Advisers, Inc.

Invesco Advisers, Inc. (“Invesco” or “Sub-Adviser”) is a registered investment adviser and is a direct subsidiary of Invesco Ltd., a publicly traded company that, through its subsidiaries, engages in the business of investment management on an international basis. The principal address of Invesco is 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. As of December 31, 2012, Invesco had approximately $687.7 billion in assets under management.

The following individuals are jointly responsible for the day-to-day management of ING Invesco Comstock Portfolio.

Kevin Holt, Lead Portfolio Manager, joined Invesco in June 2010. Prior to that, Mr. Holt was with Van Kampen Asset Management since 1999.

Jason Leder, Portfolio Manager, joined Invesco in June 2010. Prior to that, Mr. Leder was with Van Kampen Asset Management since 1995.

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MANAGEMENT OF THE PORTFOLIOS  (continued)

Devin Armstrong, Portfolio Manager, joined Invesco in June 2010. Prior to that, Mr. Armstrong was with Van Kampen Asset Managment since 2007. He began his career with Morgan Stanley in 2004.

James Warwick, Portfolio Manager, joined Invesco in June 2010. Prior to that, Mr. Warwick was with Van Kampen Asset Management since 2002.

Matthew Seinsheimer, Portfolio Manager, has been associated with Invesco and/or its affiilates since 1998.

Historical adviser/name and strategies information:
Effective Date	Portfolio Name	Adviser
04/30/13	ING Invesco Comstock Portfolio	Invesco Advisers, Inc.
04/26/11	ING Invesco Van Kampen Comstock Portfolio*	Invesco Advisers, Inc.
6/01/10	ING Van Kampen Comstock Portfolio	Invesco Advisers, Inc.*

*	Name of Portfolio and Sub-Adviser changed due to a change in control.

The following individuals are jointly responsible for the day-to-day management of ING Invesco Equity and Income Portfolio.

Thomas Bastian, CFA, Lead Portfolio Manager, joined Invesco in June 2010. Prior to that, Mr. Bastian was with Van Kampen Asset Management since 2003 and from 2001 to 2003, Mr. Bastian was a portfolio manager at Eagle Asset Management.

Mark Laskin, Portfolio Manager, joined Invesco in June 2010. Prior to that, Mr. Laskin was with Van Kampen Asset Management since 2000.

Mary Jayne Maly, Portfolio Manager, joined Invesco in June 2010. Prior to that, Ms. Maly was with Van Kampen Asset Management since 1992.

Sergio Marcheli, Portfolio Manager joined Invesco in June 2010. Prior to that, Mr. Marcheli was with Van Kampen Asset Management since 2002.

James Roeder, Portfolio Manager, joined Invesco in June 2010. Prior to that, Mr. Roeder was with Van Kampen Asset Management since 1999.

Chuck Burge, Portfolio Manager, has been associated with Invesco and/or its affiliates since 2002.

Historical adviser/name and strategies information:
Effective Date	Portfolio Name	Adviser
04/30/13	ING Invesco Equity and Income Portfolio	Invesco Advisers, Inc.
04/29/11	ING Invesco Van Kampen Equity and Income Portfolio*	Invesco Advisers, Inc.
06/01/10	ING Van Kampen Equity and Income Portfolio	Invesco Advisers, Inc.*

*	Name of Portfolio and Sub-Adviser changed due to a change in control.

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MANAGEMENT OF THE PORTFOLIOS  (continued)

ING JPMorgan Mid Cap Value Portfolio

J.P. Morgan Investment Management Inc.

J.P. Morgan Investment Management Inc. (“JPMorgan” or “Sub-Adviser”) is an indirect wholly-owned subsidiary of JPMorgan Chase & Co., a bank holding company. JPMorgan also provides discretionary investment services to institutional clients. The principal address of JPMorgan is 270 Park Avenue, New York, New York 10017. As of December 31, 2012, JPMorgan and its affiliates had approximately $1.4 trillion in assets under management.

The following individuals are jointly responsible for the day-to-day management of ING JPMorgan Mid Cap Value Portfolio.

Jonathan K.L. Simon, Managing Director and Portfolio Manager in the U.S. equity value group. An employee since 1980, Mr. Simon joined JPMorgan as an analyst in the London office, transferred to New York in 1983, and became a portfolio manager in 1987. Mr. Simon has held numerous key positions, including president of Robert Fleming’s U.S. asset management operations and chief investment officer of U.S. value equity.

Lawrence Playford, CFA, Executive Director, and Portfolio Manager in the U.S. equity value group. An employee since 1993, Mr. Playford joined the investment team as an analyst in October 2003 and was named a portfolio manager in 2004.

Gloria Fu, CFA, Executive Director, and Portfolio Manager in the U.S. equity value group. An employee since 2002, Ms. Fu previously worked at JPMorgan Securities as a sell-side analyst focusing on the gaming and lodging industries. Ms. Fu joined the investment team as an analyst in February of 2004 and was named a portfolio manager in 2006.

ING Oppenheimer Global Portfolio

OppenheimerFunds, Inc.

OppenheimerFunds, Inc. (“OppenheimerFunds” or “Sub-Adviser”), is wholly-owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company. It has been an investment adviser since January 1960. The principal address of OppenheimerFunds is Two World Financial Center, 225 Liberty Street – 11th Floor, New York, New York 10281-1008. As of December 31, 2012, OppenheimerFunds and its subsidiaries and controlled affiliates managed over $195.7 billion in assets.

The following individual is responsible for the day-to-day management of ING Oppenheimer Global Portfolio.

Rajeev Bhaman, CFA, joined Oppenheimer in 1996 and has been a Senior Vice President of Oppenheimer since 2006 and is a portfolio manager of other funds managed by Oppenheimer.

ING PIMCO Total Return Portfolio

Pacific Investment Management Company LLC

Pacific Investment Management Company LLC (“PIMCO” or “Sub-Adviser”), is a majority-owned subsidiary of Allianz Asset Management with a minority interest held by PIMCO Partners, LLC, a California limited liability company. Prior to December 31, 2011, Allianz Asset Management was named Allianz Global Investors of America L.P. PIMCO Partners, LLC is owned by the current managing directors and executive management of PIMCO. Through various holding company structures, Allianz Asset Management is majority-owned by Allianz SE. The principal address of PIMCO is 840 Newport Center Drive, Newport Beach, California 92660. As of December 31, 2012, PIMCO had approximately $2.003 trillion in assets under management.

The following individual is responsible for the day-to-day management of ING PIMCO Total Return Portfolio.

William H. Gross, CFA, Managing Director, Chief Investment Officer, and Portfolio Manager, was a founding partner of PIMCO in 1971. Mr. Gross heads PIMCO’s investment committee, which is responsible for the development of major investment themes and sets targets for various portfolio characteristics in accounts managed by PIMCO.

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MANAGEMENT OF THE PORTFOLIOS  (continued)

ING Pioneer High Yield Portfolio

Pioneer Investment Management, Inc.

Pioneer Investment Management, Inc. (“Pioneer” or “Sub-Adviser”) is an indirect, wholly-owned subsidiary of UniCredit S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. The principal address of Pioneer is 60 State Street, Boston, Massachusetts 02109. As of December 31, 2012, assets under management were approximately $204 billion worldwide, including over $62 billion in assets under management by Pioneer and its U.S affiliates.

The following individuals are jointly responsible for the day-to-day management of ING Pioneer High Yield Portfolio.

Andrew Feltus, a senior vice president of Pioneer joined Pioneer in 1994.

Tracy Wright, a senior vice president, joined Pioneer as an analyst in 2004. Prior to joining Pioneer, she was a high yield analyst at State Street Global Advisors from 2001-2004.

ING T. Rowe Price Diversified Mid Cap Growth Portfolio and ING T. Rowe Price Growth Equity Portfolio

T. Rowe Price Associates, Inc.

T. Rowe Price Associates, Inc. (“T. Rowe Price” or “Sub-Adviser”) was founded in 1937 by the late Thomas Rowe Price, Jr. and is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly held financial services holding company. The principal address of T. Rowe Price is 100 East Pratt Street, Baltimore, Maryland 21202. As of December 31, 2012, the firm and its affiliates managed over $576.8 billion in assets.

ING T. Rowe Price Diversified Mid Cap Growth Portfolio is managed by an investment advisory committee. The following co-chairmen are jointly responsible for the day-to-day management of the Portfolio and work with the committee in developing and executing the Portfolio’s investment program.

Donald J. Peters is a Vice President of T. Rowe Price and has been managing investments since joining T. Rowe Price in 1993. Mr. Peters is a portfolio manager for major institutional relationships at T. Rowe Price with structured active tax-efficient strategies.

Donald J. Easley, CFA, Vice President and a Portfolio Manager in the U.S. equity division for the tax-efficient and structured active mid-cap growth strategies, joined T. Rowe Price in 2000. Prior to that, he worked as a credit analyst with the Bank of New York.

ING T. Rowe Price Growth Equity Portfolio is managed by an investment advisory committee. The following individual has day-to-day responsibility for managing the Portfolio and works with the committee in developing and executing the Portfolio’s investment program.

P. Robert Bartolo joined T. Rowe Price in 2002 and is Vice President of T. Rowe Price Group, Inc. and T. Rowe Price Associates, Inc. and a portfolio manager in the equity division. Prior to joining T. Rowe Price, Mr. Bartolo was director of finance for MGM Mirage, Inc.

ING Templeton Foreign Equity Portfolio

Templeton Investment Counsel, LLC

Templeton Investment Counsel, LLC (“Templeton” or “Sub-Adviser”) is an indirect wholly-owned subsidiary of Franklin Resources, Inc. The principal address of Templeton is 300 S.E 2nd Street, Fort Lauderdale, Florida 33301. As of December 31, 2012, Templeton and its affiliates had over $781.1 billion in assets under management.

The following individuals are responsible for the day-to-day management of ING Templeton Foreign Equity Portfolio. Mr. Nori has primary responsibility for the Portfolio’s investments. Mr. Docal and Ms. Sweeting have secondary portfolio management responsibilities.

Peter A. Nori, CFA, Executive Vice President and information technology sector team leader joined Franklin Templeton Investments in 1987. Mr. Nori has research responsibility for the global semiconductor and the global pharmaceutical industries.

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MANAGEMENT OF THE PORTFOLIOS  (continued)

Antonio T. Docal, CFA, Executive Vice President, joined Franklin Templeton Investments in 2001 and has research responsibility for the global chemical and automobile industries.

Cindy L. Sweeting, CFA, President of Templeton Investment Counsel, LLC and director of portfolio management for the Templeton Global Equity Group, joined Franklin Templeton Investments in 1997. Ms. Sweeting oversees the institutional segment of the global investment management business.

Additional Information Regarding the Portfolio Managers

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of securities in the Portfolios.

Performance of Similarly Managed Mutual Funds

ING Columbia Contrarian Core Portfolio and ING Global Bond Portfolio each have substantially similar investment objectives, policies and investment strategies as existing mutual funds (“Comparable Portfolios”) that are sold directly to the public on a retail basis or through variable products and that are advised or sub-advised by Columbia and ING IM, respectively.

The historical performance of the Comparable Portfolios are presented below. You should not consider the performance of a Comparable Portfolio as an indication of the future performance of the Portfolio. The performance figures shown below reflect the deduction of the historical fees and expenses paid by a Comparable Portfolio and not those to be paid by a Portfolio. The Comparable Portfolios’ performance information shown below does not reflect the deduction of any insurance fees or charges that are imposed by the insurance company in connection with its sale of Variable Contracts. You should refer to the separate account prospectuses, prospectus summary or disclosure statement describing the Variable Contracts for information pertaining to these insurance fees and charges. If the insurance fees or charges were included, the performance results would be lower. The results shown below reflect the reinvestment of dividends and distributions and, aside from fee and expense differences, were calculated in the same manner that will be used by a Portfolio to calculate its own performance. Performance is net of all other fees including sales load. Please be advised that the sub-adviser of a Portfolio may manage other substantially similar mutual funds, the performance of which is not shown.

While a Portfolio is managed in a manner similar to that of a Comparable Portfolio, investors should be aware that the Portfolio is not the same fund and will not have the same performance. Investments made by a Portfolio at any given time may not be the same as those made by the Comparable Portfolio. Different performance will result due to factors such as differences in the cash flows into and out of a Portfolio, different fees and expenses, and differences in portfolio size and positions. In addition, you should note that the total operating expenses of a Comparable Portfolio may be lower than the total operating expenses of the Portfolio. In such instances, the performance of a Comparable Portfolio would be negatively impacted if the total operating expenses of the Portfolio had been used to compute the Comparable Portfolio’s performance.

The following tables show the average annual total returns of the Comparable Portfolios for the stated periods ended December 31, 2012, as well as a comparison with the performance of the applicable benchmark(s).

ING Columbia Contrarian Core Portfolio

		1 Year	3 Years	5 Years	10 Years
Columbia Contrarian Core Fund- Class A (LCCAX)%		18.33	10.66	3.40	8.22
Russell 1000® Index[1]	%	16.42	11.12	1.92	7.52

1	The index returns do not reflect deductions for fees, expenses, or taxes.

ING Global Bond Portfolio

	1 Year	3 Years	5 Years	10 Years (or since inception)
ING Global Bond Fund - Class A (INGBX)%	7.27	4.98	7.63	8.28[1]
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MANAGEMENT OF THE PORTFOLIOS  (continued)
		1 Year	3 Years	5 Years	10 Years (or since inception)
BCGA Index[2]	%	4.32	5.17	5.44	6.30[3]

1	The Fund commenced operations on June 30, 2006.

2	The index returns do not reflect deductions for fees, expenses, or taxes.

3	Reflects index performance since the date closest to the class’ inception for which data is available.

The Administrator

ING Funds Services, LLC (“Administrator”) serves as administrator to each Portfolio and receives an annual administrative services fee equal to 0.10% of each Portfolio’s average daily net assets.

The administrative services provided to each Portfolio includes acting as a liaison among the various service providers to the Portfolio, including the custodian, portfolio accounting agent, the Sub-Advisers, and the insurance companies to which a Portfolio offers its shares. The Administrator also reviews the Portfolios for compliance with applicable legal requirements and monitors the Sub-Advisers for compliance with requirements under applicable law and with the investment policies and restrictions of the Portfolios.

The Distributor

ING Investments Distributor, LLC (“Distributor”) is the principal underwriter and distributor of each Portfolio. It is a Delaware limited liability company with its principal offices at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258.

The Distributor is a member of the Financial Industry Regulatory Authority (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org or the Public Disclosure Hotline at 800-289-9999.

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HOW SHARES ARE PRICED

The net asset value (“NAV”) per share for each class of each Portfolio is determined each business day as of the close of regular trading (“Market Close”) on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The Portfolios are open for business every day the NYSE is open. The NYSE is closed on all weekends and on all national holidays and Good Friday. Portfolio shares will not be priced on those days. The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. To the extent a Portfolio invests in other open-end funds (other than ETFs), the Portfolio will calculate its NAV using the NAV of the funds in which it invests as described in that fund’s prospectus.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services. Shares of investment companies held by the Portfolios (other than ETF shares) will generally be valued at the latest NAV reported by that investment company. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when a Portfolio’s NAV is not calculated. As a result, the NAV of a Portfolio may change on days when shareholders will not be able to purchase or redeem a Portfolio’s shares. When market quotations are not available or are deemed unreliable, a Portfolio will use a fair value for an asset that is determined in accordance with procedures adopted by the Portfolio’s Board. The types of assets for which such fair value pricing might be required include, but are not limited to:

  Foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades likely would have changed by the time of the close of the NYSE, or the closing value is otherwise deemed unreliable;
  Securities of an issuer that has entered into a restructuring;
  Securities whose trading has been halted or suspended;
  Fixed-income securities that have gone into default and for which there are no current market value quotations; and
  Securities that are restricted as to transfer or resale.

The Portfolios or the Adviser may rely on the recommendations of a fair value pricing service approved by the Portfolios’ Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. The Adviser will make such determinations in good faith in accordance with procedures adopted by the Portfolios’ Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a Portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Portfolio determines its NAV per share.

When your Variable Contract or Qualified Plan is buying shares of a Portfolio, it will pay the NAV that is next calculated after the order from the Variable Contract Holder or Qualified Plan Participant is received in proper form. When the Variable Contract Holder or Qualified Plan Participant is selling shares, it will normally receive the NAV that is next calculated after the order form is received from the Variable Contract Holder or Qualified Plan participant in proper form. Investments will be processed at the NAV next calculated after an order is received and accepted by a Portfolio or its designated agent. In order to receive that day’s price, your order must be received by Market Close.

81

HOW TO BUY AND SELL SHARES

Each Portfolio’s shares may be offered to insurance company separate accounts serving as investment options under Variable Contracts, Qualified Plans outside the separate account context, custodial accounts, certain investment advisers and their affiliates in connection with the creation or management of the Portfolios, other investment companies and other investors as permitted by the diversification and other requirements of section 817(h) of the Internal Revenue Code of 1986, as amended (the “Code”) and the underlying U.S. Treasury Regulations. Certain Portfolios may not be available as investment options in your Variable Contract, through your Qualified Plan or other investment company. Please refer to the prospectus for the appropriate insurance company separate account, investment company or your plan documents for information on how to direct investments in, or redemptions from, an investment option corresponding to one of the Portfolios and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolios’ behalf.

The Portfolios currently do not foresee any disadvantages to investors if a Portfolio serves as an investment option for Variable Contracts and it offers its shares directly to Qualified Plans and other permitted investors. However, it is possible that the interest of owners of Variable Contracts, Qualified Plans and other permitted investors, for which a Portfolio serves as an investment option, might at some time be in conflict because of differences in tax treatment or other considerations. The Board directed the Adviser to monitor events to identify any material conflicts between Variable Contract owners, Qualified Plans and other permitted investors and would have to determine what action, if any, should be taken in the event of such conflict. If such a conflict occurred, an insurance company participating in the Portfolio might be required to redeem the investment of one or more of its separate accounts from the Portfolio or a Qualified Plan, investment company or other permitted investor might be required to redeem its investment, which might force the Portfolio to sell securities at disadvantageous prices. The Portfolios may discontinue sales to a Qualified Plan and require plan participants with existing investments in the Portfolio to redeem those investments if the Qualified Plan loses (or in the opinion of the Adviser, is at risk of losing) its Qualified Plan status.

In addition, each Portfolio’s shares may be purchased by certain other management investment companies, including through fund-of-fund arrangements with ING affiliated funds. In some cases the Portfolio may serve as a primary or significant investment vehicle for the fund-of-funds. From time to time, a Portfolio may experience large investments or redemptions due to allocation or rebalancing by these funds-of-funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on Portfolio management. For example, a Portfolio may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales or securities result in gains and could also increase transaction costs or portfolio turnover. The Adviser and each Sub-Adviser will monitor transactions by the funds-of-funds and will attempt to minimize any adverse effects on a Portfolio as a result of these transactions. So long as a Portfolio accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

The Portfolios reserve the right to suspend the offering of shares or to reject any specific purchase order. The Portfolios may suspend redemptions or postpone payments when the NYSE is closed or when trading is restricted for any reason or under emergency circumstances as determined by the SEC.

Distribution Plan and Shareholder Service Plan

Each Portfolio has a Plan of Distribution pursuant to Rule 12b-1 (“Distribution Plan”) in accordance with Rule 12b-1 under the 1940 Act for the Class ADV shares. Under the Distribution Plan, each Portfolio makes payment at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to its Class ADV shares. These payments are made to the Distributor on an ongoing basis as compensation for services the Distributor provides and expenses it bears in connection with the marketing and other fees to support the sale and distribution of the Class ADV shares of the Portfolios. Because these fees are paid out of a Portfolio’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

In addition, each Portfolio has a Shareholder Service Plan (“Service Plan”) for its Class ADV and Class S shares. The Service Plan allows the Company to enter into shareholder servicing agreements with insurance companies, broker dealers (including the Adviser) and other financial intermediaries that provide shareholder and administrative services relating to Class ADV and Class S shares of the Portfolios and their shareholders. Under the Service Plan, each Portfolio makes payments at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to each of its Class ADV and Class S shares. These payments are made to the Distributor in connection with personal services rendered to Portfolio shareholders and the maintenance of shareholders’ accounts.

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HOW TO BUY AND SELL SHARES  (continued)
Portfolio	Class ADV	Class S
ING American Century Small-Mid Cap Value	0.50%	0.25%
ING Baron Growth	0.50%	0.25%[1]
ING Columbia Contrarian Core	0.50%	0.25%
ING Columbia Small Cap Value II	0.50%	0.25%
ING Global Bond	0.50%	0.25%
ING Invesco Comstock	0.50%	0.25%
ING Invesco Equity and Income	0.50%	0.25%
ING JPMorgan Mid Cap Value	0.50%	0.25%
ING Oppenheimer Global	0.50%	0.25%
ING PIMCO Total Return	0.50%	0.25%
ING Pioneer High Yield	N/A2	0.25%
ING T Rowe Price Diversified Mid Cap Growth	0.50%	0.25%
ING T. Rowe Price Growth Equity	0.50%	0.25%
ING Templeton Foreign Equity	0.50%	0.25%

1	ING Investments Distributor, LLC has agreed to waive a portion of its service fee through May 1, 2014.

2	The Portfolio does not offer this class of shares.

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FREQUENT TRADING - MARKET TIMING

The Portfolios are intended for long-term investment and not as short-term trading vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not purchase shares of a Portfolio. Shares of the Portfolios are primarily sold through omnibus account arrangements with financial intermediaries, as investment options for Variable Contracts issued by insurance companies and as investment options for Qualified Plans. Omnibus accounts generally do not identify customers’ trading activity on an individual basis. The Portfolios’ administrator has agreements which require such intermediaries to provide detailed account information, including trading history, upon request of the Portfolios.

The Portfolios rely on the financial intermediaries to monitor frequent, short-term trading within a Portfolio by their customers. You should review the materials provided to you by your financial intermediary including, in the case of a Variable Contract, the prospectus that describes the contract or, in the case of a Qualified Plan, the plan documentation for its policies regarding frequent, short-term trading. With trading information received as a result of these agreements, the Portfolios may make a determination that certain trading activity is harmful to the Portfolios and their shareholders, even if such activity is not strictly prohibited by the intermediaries’ excessive trading policy. As a result, a shareholder investing directly or indirectly in the Portfolios may have their trading privileges suspended without violating the stated excessive trading policy of the intermediary. The Portfolios reserve the right, in their sole discretion and without prior notice, to reject, restrict, or refuse purchase orders whether directly or by exchange including purchase orders that have been accepted by a financial intermediary. The Portfolios seek assurances from the financial intermediaries that they have procedures adequate to monitor and address frequent, short-term trading. There is, however, no guarantee that the procedures of the financial intermediaries will be able to curtail frequent, short-term trading activity.

The Portfolios believe that market timing or frequent, short-term trading in any account, including a Variable Contract or Qualified Plan account, is not in the best interest of the Portfolios or their shareholders. Due to the disruptive nature of this activity, it can adversely impact the ability of the Adviser or the Sub-Adviser (if applicable) to invest assets in an orderly, long-term manner. Frequent trading can disrupt the management of the Portfolios and raise their expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; lost opportunity costs; and large asset swings that decrease a Portfolio’s ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on a Portfolio’s performance.

Portfolios that invest in foreign securities may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time a Portfolio computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Portfolio’s current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Portfolios based on such pricing discrepancies. This is often referred to as “price arbitrage.” Such price arbitrage opportunities may also occur in portfolios which do not invest in foreign securities. For example, if trading in a security held by a Portfolio is halted and does not resume prior to the time the Portfolio calculates its NAV, such “stale pricing” presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, Portfolios that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Portfolios have adopted fair valuation policies and procedures intended to reduce the Portfolios’ exposure to price arbitrage, stale pricing, and other potential pricing discrepancies. However, to the extent that a Portfolio’s NAV does not immediately reflect these changes in market conditions, short-term trading may dilute the value of Portfolio shares, which negatively affects long-term shareholders.

Although the policies and procedures known to the Portfolios that are followed by the financial intermediaries that use the Portfolios and the monitoring by the Portfolios are designed to discourage frequent, short-term trading, none of these measures can eliminate the possibility that frequent, short-term trading activity in the Portfolios will occur. Moreover, decisions about allowing trades in the Portfolios may be required. These decisions are inherently subjective, and will be made in a manner that is in the best interest of a Portfolio’s shareholders.

84

PAYMENTS TO FINANCIAL INTERMEDIARIES

ING mutual funds may be offered as investment options in Variable Contracts issued by affiliated and non-affiliated insurance companies and in Qualified Plans. Fees derived from a Portfolio’s Distribution and/or Service Plans (if applicable) may be paid to insurance companies, broker-dealers and companies that service Qualified Plans for selling the Portfolio’s shares and/or for servicing shareholder accounts. In addition, a Portfolio’s Adviser, Distributor, Administrator or their affiliated entities, out of their own resources and without additional cost to the Portfolio or its shareholders, may pay additional compensation to these insurance companies, broker-dealers, or companies that service Qualified Plans. The Adviser, Distributor, Administrator, or affiliated entities of a Portfolio may also share their profits with affiliated insurance companies or other ING entities through inter-company payments.

For non-affiliated insurance companies and Qualified Plans, payments from a Portfolio’s Distribution and/or Service Plans (if applicable) as well as payments (if applicable) from the Portfolio’s Adviser and/or Distributor generally are based upon an annual percentage of the average net assets held in the Portfolio by those companies. A Portfolio’s Adviser and Distributor may make payments for administrative, record keeping, or other services that insurance companies or Qualified Plans provide to facilitate investment in the Portfolio. These payments as well as payments from a Portfolio’s Distribution and/or Service Plans (if applicable) may also provide incentive for insurance companies or Qualified Plans to make the Portfolio available through Variable Contracts or Qualified Plans, and thus they may promote the distribution of the shares of the Portfolio.

As of the date of this Prospectus, the Distributor has entered into agreements with the following non-affiliated insurance companies: Zürich Kemper Life Insurance Company; Symetra Life Insurance Company; and First Fortis Life Insurance Company. Fees payable under these agreements are at annual rates that range from 0.15% to 0.25%. This is computed as a percentage of the average aggregate amount invested in a Portfolio by Variable Contract holders through the relevant insurance company’s Variable Contracts.

The insurance companies issuing Variable Contracts or Qualified Plans that use a Portfolio as investment options may also pay fees to third parties in connection with distribution of the Variable Contracts and for services provided to Variable Contract owners. Entities that service Qualified Plans may also pay fees to third parties to help service the Qualified Plans or the accounts of their participants. A Portfolio, the Adviser, and the Distributor are not parties to these arrangements. Variable Contract owners should consult the prospectus and statement of additional information for their Variable Contracts for a discussion of these payments and should consult with their agent or broker. Qualified Plan participants should consult with their pension servicing agent.

Ultimately, the agent or broker selling the Variable Contract to you could have a financial interest in selling you a particular product to increase the compensation they receive. Please make sure you read fully each prospectus and discuss any questions you have with your agent or broker.

85

DIVIDENDS, DISTRIBUTIONS, AND TAXES

Dividends and Distributions

Each Portfolio (except ING Pioneer High Yield Portfolio) declares and pays dividends from net investment income at least annually. Each Portfolio will also pay distributions from net realized capital gains, reduced by available capital losses, at least annually. All dividends and capital gain distributions will be automatically reinvested in additional shares of the Portfolios at the NAV of such shares on the payment date unless a participating insurance company’s separate account is permitted to hold cash and elects to receive payment in cash. From time to time, a portion of a Portfolio’s distributions may constitute a return of capital.

ING Pioneer High Yield Portfolio declares dividends on ordinary income on a daily basis and pays on a monthly basis, and distributes capital gains distributions, if any, on an annual basis.

To comply with federal tax regulations, the Portfolios may also pay an additional capital gains distribution.

Tax Matters

Holders of Variable Contracts should refer to the prospectus for their contracts for information regarding the tax consequences of owning such contracts and should consult their tax advisers before investing.

Each Portfolio intends to qualify as a regulated investment company (“RIC”) for federal income tax purposes by satisfying the requirements under Subchapter M of the Code, including requirements with respect to diversification of assets, distribution of income and sources of income. As a RIC, a Portfolio generally will not be subject to tax on its net investment company taxable income and net realized capital gains that it distributes to its shareholders.

Each Portfolio also intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for Variable Contracts so that owners of these contracts should not be subject to federal tax on distributions of dividends and income from a Portfolio to the insurance company’s separate accounts.

Since the sole shareholders of the Portfolios will be separate accounts or other permitted investors, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the policies, see the attached prospectus for the policy.

See the SAI for further information about tax matters.

THE TAX STATUS OF YOUR INVESTMENT IN A PORTFOLIO DEPENDS UPON THE FEATURES OF YOUR VARIABLE CONTRACT. FOR FURTHER INFORMATION, PLEASE REFER TO THE PROSPECTUS FOR THE VARIABLE CONTACT.

86

INDEX DESCRIPTIONS

The Barclays Capital U.S. Government/Credit Index includes securities in the government and credit indices. The government index includes treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (i.e., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The credit index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.

The Barclays Capital U.S. Aggregate Bond (“BCAB”) Index is a widely recognized, unmanaged index of publicly issued, investment-grade U.S. Government, mortgage-backed, asset-backed, and corporate debt securities.

The Barclays Capital Global Aggregate (“BCGA”) Index provides a broad-based measure of the global investment-grade fixed-rate debt markets.

The Bank of America/Merrill Lynch High Yield Master II (“BoA/ML HYM II”) Index is a broad-based index consisting of all U.S. dollar-denominated high-yield bonds with a minimum outstanding amount of $100 million and with a maturity of greater than one year.

The Bank of America/Merrill Lynch All Convertibles (speculative) (“BoA/ML ACSQ”) Index includes about 270 convertible securities and represents the non-investment-grade convertible market.

The MSCI All Country World (“MSCI ACW”) IndexSM is a free-float adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets.

The MSCI All Country World (“MSCI ACW”) IndexSM Ex-U.S. is a free-float adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the United States.

The MSCI - Europe, Australasia, and Far East® (“MSCI EAFE® ”) Index is an unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia, and the Far East.

The MSCI World IndexSM is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance.

The Russell 1000® Index is an unmanaged comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies.

The Russell 1000® Growth Index is an unmanaged index that measures the performance of those companies in the Russell 1000® Index with higher than average price-to-book ratio and forecasted growth. The index returns reflect no deductions for fees, expenses or taxes.

The Russell 1000® Value Index is an unmanaged index that measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-value ratios and higher forecasted growth values.

The Russell 2000® Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000® Index. The Russell 3000® Index is an unmanaged index that measures the performance of 3,000 U.S. companies based on total market capitalization.

The Russell 2000® Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 2500 Growth Index measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 Index companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 2500TM Value Index measures the performance of the small- to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell Midcap® Growth Index is an unmanaged index that measures the performance of those companies included in the Russell Midcap® Index with relatively higher price-to-book ratio and higher forecasted growth values.

87

INDEX DESCRIPTIONS  (continued)

The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

The Standard and Poor’s (“S&P”) MidCap 400 Index is an unmanaged index that measures the performance of the mid-size company segment of the U.S. market.

The Standard and Poor’s (“S&P”) Small Cap 600/Citigroup Value Index measures the performance of those S&P 600 Index companies with lower price-to-book ratios. The S&P 600 Index is a market value-weighted index of 600 small-sized domestic stocks.

88

FINANCIAL HIGHLIGHTS

The following financial highlights are intended to help you understand each Portfolio’s Class ADV and/or Class S shares’ financial performance for the past five years. Certain information reflects financial results for a single share. The total returns represent the rate that an investor would have earned (or lost) on an investment in a share of the Portfolios (assuming reinvestment of all dividends and distributions). This information has been derived from the Portfolios’ financial statements that were audited by KPMG LLP, an independent registered public accounting firm. The report of KPMG LLP, along with the financial statements included in the annual shareholder report dated December 31, 2012, are incorporated herein by reference.

89

FINANCIAL HIGHLIGHTS  (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments, if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(4)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING American Century Small-Mid Cap Value Portfolio
Class ADV
12-31-12	11.08	0.18•	1.53	1.71	0.12	0.91	—	1.03	—	11.76	16.07	1.70	1.43	1.43	1.55	56,202	95
12-31-11	11.63	0.12•	(0.54)	(0.42)	0.13	0.00*	—	0.13	—	11.08	(3.47)	1.75	1.44	1.44	1.07	37,525	109
12-31-10	9.65	0.15•	1.93	2.08	0.10	—	—	0.10	—	11.63	21.80	1.75	1.44†	1.44†	1.47†	26,712	98
12-31-09	7.23	0.14	2.39	2.53	0.11	—	—	0.11	—	9.65	35.20	1.75	1.44†	1.44†	1.82†	10,511	135
12-31-08	11.24	0.15	(2.80)	(2.65)	0.05	1.31	—	1.36	—	7.23	(26.69)	1.75	1.52	1.52	1.50	7,861	191
ING American Century Small-Mid Cap Value Portfolio
Class S
12-31-12	11.30	0.19	1.59	1.78	0.14	0.91	—	1.05	—	12.03	16.35	1.45	1.18	1.18	1.76	84,475	95
12-31-11	11.82	0.15	(0.54)	(0.39)	0.13	0.00*	—	0.13	—	11.30	(3.16)	1.50	1.19	1.19	1.28	72,824	109
12-31-10	9.80	0.14	1.99	2.13	0.11	—	—	0.11	—	11.82	22.02	1.50	1.19†	1.19†	1.68†	75,285	98
12-31-09	7.34	0.16•	2.44	2.60	0.14	—	—	0.14	—	9.80	35.68	1.50	1.19†	1.19†	2.03†	53,596	135
12-31-08	11.40	0.17•	(2.84)	(2.67)	0.08	1.31	—	1.39	—	7.34	(26.56)	1.50	1.27	1.27	1.80	31,260	191
ING Baron Growth Portfolio
Class ADV
12-31-12	18.87	0.30•	3.36	3.66	—	—	—	—	—	22.53	19.40	1.52	1.52	1.52	1.45	61,428	15
12-31-11	18.52	(0.19)	0.54	0.35	—	—	—	—	—	18.87	1.89	1.58	1.58	1.58	(0.98)	54,052	14
12-31-10	14.67	(0.10)	3.95	3.85	—	—	—	—	—	18.52	26.24	1.58	1.58†	1.58†	(0.65)†	51,458	19
12-31-09	10.88	(0.12)	3.91	3.79	—	—	—	—	—	14.67	34.83	1.58	1.57	1.57	(1.07)	36,133	13
12-31-08	19.16	(0.14)	(7.62)	(7.76)	—	0.52	—	0.52	—	10.88	(41.41)	1.58	1.58†	1.58†	(0.80)†	23,542	30
ING Baron Growth Portfolio
Class S
12-31-12	19.37	0.35•	3.46	3.81	—	—	—	—	—	23.18	19.67	1.27	1.27	1.27	1.65	551,582	15
12-31-11	18.95	(0.14)•	0.56	0.42	—	—	—	—	—	19.37	2.22	1.33	1.31	1.31	(0.72)	526,672	14
12-31-10	14.98	(0.07)	4.04	3.97	—	—	—	—	—	18.95	26.50	1.33	1.31†	1.31†	(0.41)†	560,004	19
12-31-09	11.08	(0.09)	3.99	3.90	—	—	—	—	—	14.98	35.20	1.33	1.30	1.30	(0.80)	466,746	13
12-31-08	19.45	(0.08)•	(7.77)	(7.85)	—	0.52	—	0.52	—	11.08	(41.25)	1.33	1.31†	1.31†	(0.52)†	291,833	30
ING Columbia Contrarian Core Portfolio
Class ADV
12-31-12	16.53	0.15	1.83	1.98	0.02	—	—	0.02	—	18.49	11.99	1.44	1.25	1.25	0.86	10,347	20
12-31-11	17.57	0.05•	(0.93)	(0.88)	0.16	—	—	0.16	—	16.53	(4.92)	1.40	1.38	1.38	0.31	9,266	12
12-31-10	15.77	0.05•	1.80	1.85	0.05	—	—	0.05	—	17.57	11.79	1.40	1.38	1.38	0.30	8,442	15
12-31-09	12.02	0.04•	3.71	3.75	—	—	—	—	—	15.77	31.20	1.40	1.39	1.39	0.31	4,844	23
12-31-08	20.07	0.09	(7.92)	(7.83)	0.04	0.18	—	0.22	—	12.02	(39.35)	1.40	1.40	1.40	0.41	5,662	20
See Accompanying Notes to Financial Highlights

90

FINANCIAL HIGHLIGHTS  (continued) Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments, if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(4)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING Columbia Contrarian Core Portfolio
Class S
12-31-12	16.75	0.20•	1.85	2.05	0.05	—	—	0.05	—	18.75	12.27	1.19	1.00	1.00	1.09	272,420	20
12-31-11	17.76	0.09•	(0.93)	(0.84)	0.17	—	—	0.17	—	16.75	(4.63)	1.15	1.13	1.13	0.56	270,261	12
12-31-10	15.93	0.09	1.81	1.90	0.07	—	—	0.07	—	17.76	11.99	1.15	1.13	1.13	0.51	328,415	15
12-31-09	12.18	0.06	3.78	3.84	0.09	—	—	0.09	—	15.93	31.62	1.15	1.14	1.14	0.49	303,513	23
12-31-08	20.39	0.11•	(8.02)	(7.91)	0.12	0.18	—	0.30	—	12.18	(39.22)	1.15	1.15	1.15	0.67	213,686	20
ING Columbia Small Cap Value II Portfolio
Class ADV
12-31-12	9.92	0.06	1.33	1.39	0.03	—	—	0.03	—	11.28	14.01	1.39	1.39	1.37	0.69	6,763	44
12-31-11	10.29	(0.01)	(0.30)	(0.31)	0.06	—	—	0.06	—	9.92	(2.96)	1.40	1.40	1.38	0.06	4,677	36
12-31-10	8.36	0.02•	2.04	2.06	0.13	—	—	0.13	—	10.29	24.98	1.40	1.40†	1.37†	0.25†	2,071	62
12-31-09	6.78	0.05	1.59	1.64	0.06	—	—	0.06	—	8.36	24.28	1.45	1.44†	1.44†	0.52†	534	86
12-31-08	10.41	0.09•	(3.62)	(3.53)	0.02	0.08	—	0.10	—	6.78	(34.22)	1.41	1.41†	1.38†	1.03†	444	73
ING Columbia Small Cap Value II Portfolio
Class S
12-31-12	10.06	0.10•	1.33	1.43	0.03	—	—	0.03	—	11.46	14.20	1.14	1.14	1.12	0.88	135,653	44
12-31-11	10.39	0.03	(0.32)	(0.29)	0.04	—	—	0.04	—	10.06	(2.69)	1.15	1.15	1.13	0.21	138,626	36
12-31-10	8.41	0.04•	2.06	2.10	0.12	—	—	0.12	—	10.39	25.28	1.15	1.15†	1.12†	0.41†	167,293	62
12-31-09	6.82	0.06	1.62	1.68	0.09	—	—	0.09	—	8.41	24.72	1.20	1.19†	1.19†	0.75†	165,922	86
12-31-08	10.44	0.11•	(3.64)	(3.53)	0.01	0.08	—	0.09	—	6.82	(34.08)	1.16	1.16†	1.13†	1.22†	150,309	73
ING Global Bond Portfolio
Class ADV
12-31-12	11.22	0.41•	0.39	0.80	0.67	—	—	0.67	—	11.35	7.36	1.18	1.02	1.02	3.61	34,927	487
12-31-11	11.67	0.44•	(0.04)	0.40	0.85	—	—	0.85	—	11.22	3.26	1.16	1.02	1.02	3.73	30,299	590
12-31-10	10.45	0.70•	0.88	1.58	0.36	—	—	0.36	—	11.67	15.22	1.04	1.02	1.02	6.27	30,887	117
12-31-09	8.84	0.40	1.51	1.91	0.30	—	—	0.30	—	10.45	21.66	1.04	1.01	1.01	4.79	20,170	136
12-31-08	11.12	0.55•	(2.28)	(1.73)	0.51	0.04	—	0.55	—	8.84	(16.38)	1.04	1.00†	1.00†	5.19†	16,393	108
ING Global Bond Portfolio
Class S
12-31-12	11.33	0.47•	0.37	0.84	0.69	—	—	0.69	—	11.48	7.65	0.93	0.77	0.77	4.05	66,533	487
12-31-11	11.76	0.47•	(0.04)	0.43	0.86	—	—	0.86	—	11.33	3.51	0.91	0.77	0.77	3.97	67,103	590
12-31-10	10.50	0.74•	0.88	1.62	0.36	—	—	0.36	—	11.76	15.54	0.79	0.77	0.77	6.57	93,346	117
12-31-09	8.92	0.49•	1.45	1.94	0.36	—	—	0.36	—	10.50	21.85	0.79	0.76	0.76	5.04	97,596	136
12-31-08	11.21	0.48•	(2.19)	(1.71)	0.54	0.04	—	0.58	—	8.92	(16.10)	0.79	0.75†	0.75†	4.53†	88,592	108
See Accompanying Notes to Financial Highlights
91

FINANCIAL HIGHLIGHTS  (continued) Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments, if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(4)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING Invesco Comstock Portfolio
Class ADV
12-31-12	9.77	0.13	1.66	1.79	0.12	—	—	0.12	—	11.44	18.30	1.28	1.27	1.26	1.25	22,633	18
12-31-11	10.13	0.11	(0.35)	(0.24)	0.12	—	—	0.12	—	9.77	(2.32)	1.35	1.31	1.31	1.09	17,338	23
12-31-10	8.92	0.09	1.23	1.32	0.11	—	—	0.11	—	10.13	14.81	1.35	1.31†	1.31†	0.90†	17,041	23
12-31-09	7.09	0.09	1.91	2.00	0.17	—	—	0.17	—	8.92	28.22	1.35	1.31	1.31	1.16	16,306	27
12-31-08	12.34	0.17•	(4.47)	(4.30)	0.30	0.65	—	0.95	—	7.09	(36.64)	1.35	1.31	1.31	1.66	13,778	47
ING Invesco Comstock Portfolio
Class S
12-31-12	9.82	0.16•	1.67	1.83	0.14	—	—	0.14	—	11.51	18.66	1.03	1.02	1.01	1.49	259,717	18
12-31-11	10.18	0.15	(0.37)	(0.22)	0.14	—	—	0.14	—	9.82	(2.09)	1.10	1.06	1.06	1.34	238,369	23
12-31-10	8.96	0.11	1.24	1.35	0.13	—	—	0.13	—	10.18	15.13	1.10	1.06†	1.06†	1.15†	264,791	23
12-31-09	7.12	0.11	1.92	2.03	0.19	—	—	0.19	—	8.96	28.53	1.10	1.06	1.06	1.42	237,588	27
12-31-08	12.49	0.21	(4.53)	(4.32)	0.40	0.65	—	1.05	—	7.12	(36.48)	1.10	1.06	1.06	1.95	197,126	47
ING Invesco Equity and Income Portfolio
Class ADV
12-31-12	32.57	0.53•	3.45	3.98	0.54	—	—	0.54	—	36.01	12.23	1.18	1.15	1.15	1.52	19,776	27
12-31-11	33.75	0.49•	(1.04)	(0.55)	0.63	—	—	0.63	—	32.57	(1.58)	1.15	1.15	1.15	1.46	22,313	20
12-31-10	30.64	0.46•	3.13	3.59	0.48	—	—	0.48	—	33.75	11.77	1.15	1.15†	1.15†	1.44†	14,995	38
12-31-09	25.44	0.44•	5.17	5.61	0.41	—	—	0.41	—	30.64	22.06	1.13	1.13†	1.12†	1.66†	10,735	74
12-31-08	37.09	0.71•	(9.08)	(8.37)	1.37	1.91	—	3.28	—	25.44	(23.76)	1.07	1.07	1.07	2.21	10,334	111
ING Invesco Equity and Income Portfolio
Class S
12-31-12	32.81	0.62•	3.48	4.10	0.68	—	—	0.68	—	36.23	12.52	0.93	0.90	0.90	1.76	198,595	27
12-31-11	33.97	0.57•	(1.04)	(0.47)	0.69	—	—	0.69	—	32.81	(1.33)	0.90	0.90	0.90	1.67	205,145	20
12-31-10	30.81	0.54•	3.16	3.70	0.54	—	—	0.54	—	33.97	12.05	0.90	0.90†	0.90†	1.71†	240,865	38
12-31-09	25.58	0.51•	5.21	5.72	0.49	—	—	0.49	—	30.81	22.37	0.88	0.88†	0.87†	1.91†	217,798	74
12-31-08	37.50	0.79•	(9.16)	(8.37)	1.64	1.91	—	3.55	—	25.58	(23.56)	0.82	0.82	0.82	2.49	193,142	111
ING JPMorgan Mid Cap Value Portfolio
Class ADV
12-31-12	13.91	0.09	2.65	2.74	0.08	—	—	0.08	—	16.57	19.69	1.43	1.43	1.43	0.64	42,637	28
12-31-11	13.78	0.07	0.15	0.22	0.09	—	—	0.09	—	13.91	1.60	1.50	1.50	1.50	0.54	30,671	36
12-31-10	11.30	0.07	2.48	2.55	0.07	—	—	0.07	—	13.78	22.63	1.50	1.50†	1.50†	0.69†	26,954	40
12-31-09	9.24	0.12	2.21	2.33	0.11	0.16	—	0.27	—	11.30	25.34	1.50	1.50†	1.50†	1.33†	16,622	40
12-31-08	15.50	0.14	(4.90)	(4.76)	0.18	1.32	—	1.50	—	9.24	(33.17)	1.50	1.50†	1.50†	0.94†	13,624	58
See Accompanying Notes to Financial Highlights
92

FINANCIAL HIGHLIGHTS  (continued) Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments, if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(4)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING JPMorgan Mid Cap Value Portfolio
Class S
12-31-12	14.01	0.13	2.67	2.80	0.11	—	—	0.11	—	16.70	20.02	1.18	1.18	1.18	0.89	248,115	28
12-31-11	13.88	0.11	0.14	0.25	0.12	—	—	0.12	—	14.01	1.82	1.25	1.25	1.25	0.78	178,083	36
12-31-10	11.37	0.11	2.50	2.61	0.10	—	—	0.10	—	13.88	22.97	1.25	1.25†	1.25†	0.94†	172,465	40
12-31-09	9.29	0.15	2.22	2.37	0.13	0.16	—	0.29	—	11.37	25.65	1.25	1.25†	1.25†	1.58†	113,016	40
12-31-08	15.67	0.16•	(4.94)	(4.78)	0.28	1.32	—	1.60	—	9.29	(33.04)	1.25	1.25†	1.25†	1.29†	78,604	58
ING Oppenheimer Global Portfolio
Class ADV
12-31-12	12.15	0.14	2.42	2.56	0.11	—	—	0.11	—	14.60	21.18	1.22	1.22	1.22	1.00	76,791	13
12-31-11	13.46	0.13	(1.29)	(1.16)	0.15	—	—	0.15	—	12.15	(8.60)	1.16	1.16	1.16	0.96	65,051	12
12-31-10	11.83	0.11•	1.69	1.80	0.17	—	—	0.17	—	13.46	15.42	1.16	1.16†	1.16†	0.88†	71,603	15
12-31-09	8.80	0.11•	3.28	3.39	0.17	0.19	—	0.36	—	11.83	39.04	1.16	1.16†	1.16†	1.09†	54,626	12
12-31-08	16.38	0.30	(6.53)	(6.23)	0.23	1.12	—	1.35	—	8.80	(40.65)	1.16	1.16†	1.16†	1.60†	40,813	12
ING Oppenheimer Global Portfolio
Class S
12-31-12	12.19	0.17•	2.41	2.58	0.14	—	—	0.14	—	14.63	21.33	0.97	0.97	0.97	1.26	192,122	13
12-31-11	13.50	0.16	(1.30)	(1.14)	0.17	—	—	0.17	—	12.19	(8.38)	0.91	0.91	0.91	1.20	171,755	12
12-31-10	11.84	0.14•	1.70	1.84	0.18	—	—	0.18	—	13.50	15.80	0.91	0.91†	0.91†	1.17†	184,961	15
12-31-09	8.82	0.14•	3.30	3.44	0.23	0.19	—	0.42	—	11.84	39.51	0.91	0.91†	0.91†	1.45†	182,326	12
12-31-08	16.46	0.23•	(6.46)	(6.23)	0.29	1.12	—	1.41	—	8.82	(40.55)	0.91	0.91†	0.91†	1.80†	157,261	12
ING PIMCO Total Return Portfolio
Class ADV
12-31-12	11.48	0.21•	0.66	0.87	0.35	—	—	0.35	—	12.00	7.61	1.09	1.08	1.08	1.76	205,882	897
12-31-11	11.89	0.28•	0.07	0.35	0.34	0.42	—	0.76	—	11.48	2.95	1.09	1.08	1.08	2.41	161,860	783
12-31-10	11.46	0.23•	0.61	0.84	0.39	0.02	—	0.41	—	11.89	7.30	1.09	1.08	1.08	1.96	152,733	558
12-31-09	10.91	0.35•	0.96	1.31	0.35	0.41	—	0.76	—	11.46	12.32	1.13	1.12	1.12	3.10	93,043	737
12-31-08	11.66	0.46•	(0.52)	(0.06)	0.52	0.17	—	0.69	—	10.91	(0.54)	1.16	1.15	1.15	4.04	44,599	872
ING PIMCO Total Return Portfolio
Class S
12-31-12	11.65	0.23	0.68	0.91	0.37	—	—	0.37	—	12.19	7.88	0.84	0.83	0.83	2.01	539,300	897
12-31-11	12.04	0.31	0.08	0.39	0.36	0.42	—	0.78	—	11.65	3.25	0.84	0.83	0.83	2.65	493,803	783
12-31-10	11.58	0.26•	0.62	0.88	0.40	0.02	—	0.42	—	12.04	7.56	0.84	0.83	0.83	2.18	474,076	558
12-31-09	11.01	0.39•	0.96	1.35	0.37	0.41	—	0.78	—	11.58	12.62	0.88	0.87	0.87	3.42	352,984	737
12-31-08	11.75	0.49•	(0.52)	(0.03)	0.54	0.17	—	0.71	—	11.01	(0.28)	0.91	0.90	0.90	4.30	192,259	872
See Accompanying Notes to Financial Highlights
93

FINANCIAL HIGHLIGHTS  (continued) Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments, if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(4)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING Pioneer High Yield Portfolio
Class S
12-31-12	10.54	0.57	1.07	1.64	0.60	—	—	0.60	—	11.58	15.84	1.00	0.96	0.96	5.39	4,089	34
12-31-11	11.23	0.60•	(0.69)	(0.09)	0.60	—	—	0.60	—	10.54	(0.97)	1.02	0.96	0.96	5.34	1,712	41
12-31-10	10.04	0.62•	1.19	1.81	0.62	—	—	0.62	—	11.23	18.73	1.00	0.96†	0.96†	5.97†	2,307	41
12-31-09	6.52	0.61•	3.52	4.13	0.61	—	—	0.61	—	10.04	66.30	1.03	0.97†	0.96†	7.50†	2,995	53
12-31-08	10.25	0.67•	(3.49)	(2.82)	0.68	0.23	—	0.91	—	6.52	(29.45)(a)	0.99	0.98†	0.98†	7.32†	2,170	38
ING T. Rowe Price Diversified Mid Cap Growth Portfolio
Class ADV
12-31-12	7.89	0.01	1.19	1.20	0.00*	0.74	—	0.74	—	8.35	15.70	1.24	1.22	1.22	0.14	21,538	17
12-31-11	8.25	(0.03)	(0.32)	(0.35)	0.01	—	—	0.01	—	7.89	(4.23)	1.16	1.16	1.16	(0.28)	18,993	38
12-31-10	6.46	(0.01)	1.80	1.79	0.00*	—	—	0.00*	—	8.25	27.79	1.16	1.16	1.16	(0.13)	31,927	28
12-31-09	4.44	(0.00)*	2.02	2.02	0.00*	—	—	—	—	6.46	45.55	1.16	1.16	1.16	(0.01)	24,468	27
12-31-08	9.22	(0.02)	(3.48)	(3.50)	—	1.28	—	1.28	—	4.44	(43.35)	1.16	1.16	1.16	(0.25)	15,401	28
ING T. Rowe Price Diversified Mid Cap Growth Portfolio
Class S
12-31-12	8.11	0.03	1.22	1.25	0.02	0.74	—	0.76	—	8.60	15.87	0.99	0.97	0.97	0.35	18,731	17
12-31-11	8.45	0.00*	(0.33)	(0.33)	0.01	—	—	0.01	—	8.11	(3.89)	0.91	0.91	0.91	0.01	21,669	38
12-31-10	6.60	0.01	1.84	1.85	0.00*	—	—	0.00*	—	8.45	28.12	0.91	0.91	0.91	0.12	23,701	28
12-31-09	4.53	0.01	2.07	2.08	0.01	—	—	0.01	—	6.60	46.00	0.91	0.91	0.91	0.25	20,494	27
12-31-08	9.37	(0.00)*	(3.56)	(3.56)	0.00*	1.28	—	1.28	—	4.53	(43.27)	0.91	0.91	0.91	0.03	9,009	28
ING T. Rowe Price Growth Equity Portfolio
Class ADV
12-31-12	52.59	(0.16)•	9.80	9.64	—	—	—	—	—	62.23	18.33	1.24	1.23	1.23	(0.26)	112,773	38
12-31-11	53.43	(0.27)•	(0.57)	(0.84)	—	—	—	—	—	52.59	(1.57)	1.25	1.24	1.24	(0.50)	92,701	28
12-31-10	45.97	(0.21)	7.69	7.48	0.02	—	—	0.02	—	53.43	16.27	1.25	1.25	1.25	(0.48)	102,242	41
12-31-09	32.31	(0.10)	13.76	13.66	—	—	—	—	—	45.97	42.28	1.25	1.25	1.25	(0.27)	73,747	64
12-31-08	60.78	(0.04)•	(24.38)	(24.42)	0.08	3.92	0.05	4.05	—	32.31	(42.51)	1.25	1.24	1.24	(0.09)	49,551	54
ING T. Rowe Price Growth Equity Portfolio
Class S
12-31-12	53.21	(0.00)*	9.91	9.91	—	—	—	—	—	63.12	18.62	0.99	0.98	0.98	(0.00)*	238,987	38
12-31-11	53.92	(0.13)	(0.58)	(0.71)	—	—	—	—	—	53.21	(1.32)	1.00	0.99	0.99	(0.24)	173,070	28
12-31-10	46.27	(0.11)	7.78	7.67	0.02	—	—	0.02	—	53.92	16.58	1.00	1.00	1.00	(0.24)	171,878	41
12-31-09	32.45	(0.01)	13.83	13.82	0.00*	—	—	—	—	46.27	42.60	1.00	1.00	1.00	(0.03)	152,008	64
12-31-08	61.35	0.07•	(24.56)	(24.49)	0.44	3.92	0.05	4.41	—	32.45	(42.35)	1.00	0.99	0.99	0.15	69,896	54
See Accompanying Notes to Financial Highlights
94

FINANCIAL HIGHLIGHTS  (continued) Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments, if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(4)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING Templeton Foreign Equity Portfolio
Class ADV
12-31-12	9.45	0.17•	1.55	1.72	0.12	—	—	0.12	—	11.05	18.32	1.46	1.44	1.44	1.71	36,360	9
12-31-11	10.99	0.20•	(1.57)	(1.37)	0.17	—	—	0.17	—	9.45	(12.42)	1.48	1.48	1.48	1.94	23,120	14
12-31-10	10.36	0.13•	0.70	0.83	0.20	—	—	0.20	—	10.99	8.25	1.46	1.46	1.46	1.33	15,178	14
12-31-09	7.84	0.14	2.38	2.52	—	—	—	—	—	10.36	32.14	1.47	1.47	1.47	1.63	11,334	27
12-31-08	13.65	0.23•	(5.81)	(5.58)	0.23	—	—	0.23	—	7.84	(40.88)	1.46	1.47	1.47	2.22	9,418	11
ING Templeton Foreign Equity Portfolio
Class S
12-31-12	9.48	0.14•	1.60	1.74	0.14	—	—	0.14	—	11.08	18.64	1.21	1.19	1.19	1.38	648,985	9
12-31-11	11.00	0.25•	(1.59)	(1.34)	0.18	—	—	0.18	—	9.48	(12.21)	1.23	1.23	1.23	2.29	204,315	14
12-31-10	10.36	0.17	0.69	0.86	0.22	—	—	0.22	—	11.00	8.59	1.21	1.21	1.21	1.68	275,408	14
12-31-09	7.81	0.14	2.41	2.55	—	—	—	—	—	10.36	32.65	1.22	1.22	1.22	1.81	254,180	27
12-31-08	13.63	0.28•	(5.87)	(5.59)	0.23	—	—	0.23	—	7.81	(40.97)	1.21	1.22	1.22	2.56	167,638	11

See Accompanying Notes to Financial Highlights
95

ACCOMPANYING NOTES TO FINANCIAL HIGHLIGHTS

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.

(3)	Expense ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

(4)	Expense ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by an Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(5)	Commencement of operations.

(a)	There was no impact on total return by the affiliate payment.

•	Calculated using average number of shares outstanding throughout the period.

*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

96

TO OBTAIN MORE INFORMATION
You’ll find more information about the Portfolios in our:

ANNUAL/SEMI-ANNUAL SHAREHOLDER REPORTS
In the Portfolios’ annual/semi-annual shareholder reports, you will find a discussion of the recent market conditions and principal investment strategies that significantly affected the Portfolios’ performance during the last fiscal year, the financial statements and the independent registered public accounting firm’s reports (in the annual shareholder report only).

STATEMENT OF ADDITIONAL INFORMATION
The SAI contains more detailed information about the Portfolios. The SAI is legally part of this Prospectus (it is incorporated by reference). A copy has been filed with the SEC.

Please write, call or visit our website for a free copy of the current annual/semi-annual shareholder reports, the SAI, or other Portfolio information.

To make shareholder inquiries contact: The ING Funds 7337 East Doubletree Ranch Road, Suite 100
Scottsdale, AZ 85258-2034 1-800-262-3862 or visit our website at www.INGInvestment.com

This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC’s Public Reference Room in Washington, D.C. or call 202-551-8090 for information on the operation of the Public Reference Room. Otherwise, you may obtain the information for a fee, by contacting the SEC at:

U.S. Securities and Exchange Commission Public Reference Section
100 F Street, N.E.
Washington, D.C. 20549

or at the e-mail address: publicinfo@sec.gov

Or obtain the information at no cost by visiting the SEC’s Internet website at www.sec.gov.

When contacting the SEC, you will want to refer to the Portfolios’ SEC file number. The file number is as follows:

ING Partners, Inc.	811-8319
ING American Century Small-Mid Cap Value Portfolio
ING Baron Growth Portfolio
ING Columbia Contrarian Core Portfolio
ING Columbia Small Cap Value II Portfolio
ING Global Bond Portfolio
ING Invesco Comstock Portfolio
ING Invesco Equity and Income Portfolio
ING JPMorgan Mid Cap Value Portfolio	ING Oppenheimer Global Portfolio
ING PIMCO Total Return Portfolio
ING Pioneer High Yield Portfolio
ING T. Rowe Price Diversified Mid Cap Growth Portfolio
ING T. Rowe Price Growth Equity Portfolio
ING Templeton Foreign Equity Portfolio

PRO-IPISA (0413-043013)

Prospectus	April 30, 2013

  ING American Century Small-Mid Cap Value Portfolio Class: I/IACIX

  ING Baron Growth Portfolio Class: I/IBGIX

  ING Columbia Contrarian Core Portfolio Class: I/ISFIX

  ING Columbia Small Cap Value II Portfolio Class: I/ICISX

  ING Global Bond Portfolio Class: I/IOSIX

  ING Invesco Comstock Portfolio Class: I/IVKIX

  ING Invesco Equity and Income Portfolio Class: I/IUAIX

  ING JPMorgan Mid Cap Value Portfolio Class: I/IJMIX

  ING Oppenheimer Global Portfolio Class: I/IGMIX

  ING PIMCO Total Return Portfolio Class: I/IPTIX

  ING Pioneer High Yield Portfolio Class: I/IPHIX

  ING T. Rowe Price Diversified Mid Cap Growth Portfolio Class: I/IAXIX

  ING T. Rowe Price Growth Equity Portfolio Class: I/ITGIX

  ING Templeton Foreign Equity Portfolio Class: I/IFTIX

Each Portfolio’s shares may be offered to insurance company separate accounts serving as investment options under variable annuity contracts and variable life insurance policies (“Variable Contracts”), qualified pension and retirement plans (“Qualified Plans”), custodial accounts, and certain investment advisers and their affiliates in connection with the creation or management of the Portfolios, other investment companies, and other permitted investors.
NOT ALL PORTFOLIOS MAY BE AVAILABLE IN ALL JURISDICTIONS, UNDER ALL VARIABLE CONTRACTS OR UNDER ALL QUALIFIED PLANS.
The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities nor has the SEC judged whether the information in this Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

INVESTMENTS

ING American Century Small-Mid Cap Value Portfolio

INVESTMENT OBJECTIVES

The Portfolio seeks long-term capital growth. Income is a secondary objective.

FEES AND EXPENSES OF THE PORTFOLIO

The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class	I
Management Fee	1.00%
Distribution and/or Shareholder Services (12b-1) Fees	None
Administrative Services Fee	0.10%
Other Expenses	0.06%
Acquired Fund Fees and Expenses	0.01%
Total Annual Portfolio Operating Expenses[2]	1.17%
Waivers and Reimbursements[3]	(0.23)%
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	0.94%

1	The expense ratio has been adjusted to reflect current fees.

2	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

3	The adviser is contractually obligated to limit expenses to 1.02% of Class I shares through May 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years. In addition, the adviser is contractually obligated to waive a portion of the management fee through May 1, 2014. Based upon net assets as of December 31, 2012, the management fee waiver for the Portfolio would be (0.09)%. There is no guarantee that the management fee waiver will continue after May 1, 2014. The management fee waiver will only renew if the adviser elects to renew it.

Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
I	$96	349	621	1,400

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Example, affect the Portfolio’s performance.

During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 95% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of small- and mid-capitalization companies. The Portfolio will provide shareholders with at least 60 days’ prior written notice of any change in this non-fundamental investment policy. The sub-adviser (“Sub-Adviser”) defines small-capitalization companies to include those with a market capitalization no larger than that of the largest company in the S&P SmallCap 600 Index or the Russell 2000® Index and mid-capitalization companies to include those whose market capitalization at the time of purchase is within the capitalization range of the Russell 3000® Index, excluding the largest 100 such companies (in terms of market capitalization). The Portfolio may invest up to 20% of its assets in companies outside these two capitalization ranges, measured at the time of purchase.

The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).

The Sub-Adviser uses a value investment strategy that looks for companies that are temporarily out of favor in the market. The Sub-Adviser attempts to purchase the stocks of these undervalued companies and hold each stock until it has returned to favor in the market and its stock price has risen to, or is higher than, a level the Sub-Adviser believes more accurately reflects the company’s fair value. The Sub-Adviser uses a multi-capitalization approach under which one of its teams of portfolio managers

ING American Century Small-Mid Cap Value Portfolio	1

focuses on investments in the securities of small-capitalization companies and the second focuses on selecting investments in securities of mid-capitalization companies for the Portfolio.

Equity securities include common stocks, preferred stocks, and equity-equivalent securities, such as debt securities and preferred stocks convertible into common stocks, and stocks or stock index futures contracts.

The Portfolio may invest a portion of its assets in derivative instruments, including futures contracts, for cash management purposes. The Portfolio may also invest a portion of its assets in foreign securities, debt obligations of governments and their agencies, and other similar securities.

The Sub-Adviser may also sell stocks from the Portfolio’s investment portfolio if it believes: a stock no longer meets its valuation criteria; a stock’s risk parameters outweigh its return opportunity; more attractive alternatives are identified; or specific events alter a stock’s prospects.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio. Any of the following risks, among others, could affect Portfolio performance or cause the Portfolio to lose money or to underperform market averages of other funds.

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Convertible Securities   Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.

Credit   Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Currency   To the extent that the Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio and reduce its returns. Derivatives may not perform as expected, so the Portfolio may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio to the risk of improper valuation.

Foreign Investments   Investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

Interest Rate   With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase the Portfolio’s exposure to risks associated with rising interest rates.

Liquidity   If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Portfolio’s manager might wish to sell, and the security could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Portfolio could realize upon disposition. The Portfolio may make investments that become less liquid in response to market developments or adverse investor perception. The Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the Portfolio.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Portfolio costs and impair the ability of the Portfolio to achieve its investment objectives.

2	ING American Century Small-Mid Cap Value Portfolio

Mid-Capitalization Company   Investments in mid-capitalization companies may involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio.

Securities Lending   Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolio will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

Small-Capitalization Company   Investments in small-capitalization companies may involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volume typical on a national securities exchange.

Sovereign Debt   These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

Value Investing   Securities that appear to be undervalued may never appreciate to the extent expected. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings and industrial production.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio’s Class I shares’ performance from year to year, and the table compares the Portfolio’s Class I shares’ performance to the performance of a broad-based securities market index/indices for the same period. The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio’s past performance is no guarantee of future results.

Calendar Year Total Returns
(as of December 31 of each year)

Best quarter: 3rd, 2009, 20.69% and Worst quarter: 4th, 2008, (20.30)%

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs	10 Yrs	Inception Date
Class I	%	16.59	6.76	10.79	05/01/02
Russell 2500TM Value Index[1]	%	19.21	4.54	10.20	—
S&P Small Cap 600/Citigroup Value Index[1]	%	18.21	4.72	10.03	—

1	The index returns do not reflect deductions for fees, expenses, or taxes.

PORTFOLIO MANAGEMENT

Investment Adviser	Sub-Adviser
Directed Services LLC	American Century Investment Management, Inc.

ING American Century Small-Mid Cap Value Portfolio	3

Portfolio Managers
Benjamin Z. Giele	Kevin Toney
Portfolio Manager (since 08/02)	Portfolio Manager (since 08/06)
Phillip N. Davidson	Brian Woglom
Portfolio Manager (since 05/06)	Portfolio Manager (since 02/12)
Michael Liss	Jeff John
Portfolio Manager (since 05/06)	Portfolio Manager (since 05/12)

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

4	ING American Century Small-Mid Cap Value Portfolio

ING Baron Growth Portfolio

INVESTMENT OBJECTIVE

The Portfolio seeks capital appreciation.

FEES AND EXPENSES OF THE PORTFOLIO

The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class	I
Management Fee	0.85%
Distribution and/or Shareholder Services (12b-1) Fees	None
Administrative Services Fee	0.10%
Other Expenses	0.04%
Acquired Fund Fees and Expenses	0.01%
Total Annual Portfolio Operating Expenses[2]	1.00%
Waivers and Reimbursements[3]	None
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	1.00%

1	The expense ratio has been adjusted to reflect current fees.

2	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

3	The adviser is contractually obligated to limit expenses to 1.09% of Class I shares through May 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end or the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years.

Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
I	$102	318	552	1,225

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Example, affect the Portfolio’s performance.

During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 15% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in the securities of small-sized growth companies with market capitalizations of under $2.5 billion as measured at the time of purchase. The Portfolio will provide shareholders with at least 60 days’ prior written notice of any change in this non-fundamental investment policy. The Portfolio will not sell positions just because their market values have increased. Because of its long-term approach, the Portfolio could have a significant percentage of its assets invested in securities that have appreciated beyond their original market capitalizations.

The Portfolio may invest up to 20% in foreign securities, including American Depositary Receipts.

The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).

The Portfolio purchases stocks that the sub-adviser (“Sub-Adviser”) believes are undervalued relative to their businesses’ long-term growth prospects, future cash flows and asset values. The Sub-Adviser seeks to invest in businesses before their long-term growth prospects are appreciated by other investors. The Portfolio may make significant investments in companies in which the Sub-Adviser has great conviction.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio. Any of the following risks, among others, could affect Portfolio performance or cause the Portfolio to lose money or to underperform market averages of other funds.

ING Baron Growth Portfolio	5

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Currency   To the extent that the Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Foreign Investments   Investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

Growth Investing   Prices of growth stocks typically reflect high expectations for future company growth, and may fall quickly and significantly if investors suspect that actual growth may be less than expected. Growth companies typically lack any dividends that might cushion price declines. Growth stocks tend to be more volatile than value stocks, and may underperform the market as a whole over any given time period.

Liquidity   If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Portfolio’s manager might wish to sell, and the security could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Portfolio could realize upon disposition. The Portfolio may make investments that become less liquid in response to market developments or adverse investor perception. The Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the Portfolio.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Portfolio costs and impair the ability of the Portfolio to achieve its investment objectives.

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing the Portfolio that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio.

Securities Lending   Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolio will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio’s Class I shares’ performance from year to year, and the table compares the Portfolio’s Class I shares’ performance to the performance of a broad-based securities market index/indices for the same period. The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio’s past performance is no guarantee of future results.

6	ING Baron Growth Portfolio

Calendar Year Total Returns
(as of December 31 of each year)

Best quarter: 2nd, 2009, 20.55% and Worst quarter: 4th, 2008, (26.96)%

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs	10 Yrs	Inception Date
Class I	%	19.96	4.45	10.94	05/01/02
Russell 2000® Growth Index[1]	%	14.59	3.49	9.80	—
Russell 2500 Growth Index[1,2]	%	16.13	4.07	10.55	—
Russell 2000® Index[1,2]	%	16.35	3.56	9.72	—

1	The index returns do not reflect deductions for fees, expenses, or taxes.

2	On April 30, 2013 the Portfolio changed its benchmark from the Russell 2000® Index to the Russell 2500 Growth Index because the Russell 2500 Growth Index is considered by the adviser to be a more appropriate benchmark reflecting the type of securities in which the Portfolio invests.

PORTFOLIO MANAGEMENT

Investment Adviser	Sub-Adviser
Directed Services LLC	BAMCO, Inc.

Portfolio Manager
Ronald Baron
Portfolio Manager (since 05/02)

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

ING Baron Growth Portfolio	7

ING Columbia Contrarian Core Portfolio (formerly, ING Davis New York Venture Portfolio)

INVESTMENT OBJECTIVE

The Portfolio seeks total return, consisting of long-term capital appreciation and current income.

FEES AND EXPENSES OF THE PORTFOLIO

The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class	I
Management Fee	0.80%
Distribution and/or Shareholder Services (12b-1) Fees	None
Administrative Services Fee	0.10%
Other Expenses	0.06%
Total Annual Portfolio Operating Expenses	0.96%
Waivers and Reimbursements[2]	(0.21)%
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	0.75%

1	The expense ratio has been adjusted to reflect current fees.

2	The adviser is contractually obligated to limit expenses to 0.75% of Class I shares through May 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses. There is no guarantee that this obligation will continue after May 1, 2014. The obligation will only continue if the adviser elects to renew it. Any fees waived pursuant to this obligation shall not be eligible for recoupment. In addition, the adviser is contractually obligated to waive a portion of the management fee through May 1, 2014. Based upon net assets as of December 31, 2012, the management fee waiver for the Portfolio would be an estimated (0.02)%. There is no guarantee that the management fee waiver will continue after May 1, 2014. The management fee waiver will only renew if the adviser elects to renew it.

Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
I	$77	285	510	1,159

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Example, affect the Portfolio’s performance.

During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 20% of the average value of its portfolio.

Beginning April 15, 2013, Davis Selected Advisors, L.P. was terminated as sub-adviser to the Portfolio. On April 30, 2013, Columbia Management Investment Advisers, LLC began managing the Portfolio. During the period from April 15, 2013 through the close of business on April 29, 2013, the Portfolio was in a transition period which resulted in significant buy and sell transactions which will likely cause an increase in the Portfolio’s portfolio turnover rate. In addition, these transactions resulted in transaction costs which will be borne by the shareholders.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio invests at least 80% of its net assets in common stocks. In addition, under normal market conditions, the Portfolio invests at least 80% of its net assets in equity securities of U.S. companies that have large market capitalization (generally over $2 billion) that the sub-adviser (“Sub-Adviser”) believes are undervalued and have the potential for long-term growth and current income.

The Portfolio may also invest up to 20% of its net assets in foreign securities. The Portfolio may invest directly in foreign securities or indirectly through depositary receipts.

The Portfolio may invest in derivatives such as futures, forward contracts, options and swap contracts, including credit default swaps. The Portfolio may use derivative instruments for both hedging and non-hedging purposes, including, for example, to produce incremental earnings, to hedge existing positions, to provide a substitute for a position in an underlying asset, to increase or reduce market or credit exposure, or to increase flexibility.

The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).

The Sub-Adviser combines fundamental and quantitative analysis with risk management in identifying investment opportunities and constructing the Portfolio’s portfolio. The Sub-Adviser considers, among other factors:

8	ING Columbia Contrarian Core Portfolio

  various measures of valuation, including price-to-cash flow, price-to-earnings, price-to-sales, and price-to-book value. The Sub-Adviser believes that companies with lower valuations are generally more likely to provide opportunities for capital appreciation;
  potential indicators of stock price appreciation, such as anticipated earnings growth, company restructuring, changes in management, business model changes, new product opportunities, or anticipated improvements in macroeconomic factors;
  the financial condition and management of a company, including its competitive position, the quality of its balance sheet and earnings, its future prospects, and the potential for growth and stock price appreciation; and
  overall economic and market conditions.

The Sub-Adviser may sell a security when the security’s price reaches a target set by the Sub-Adviser; if the Sub-Adviser believes that there is deterioration in the issuer’s financial circumstances or fundamental prospects, or that other investments are more attractive; or for other reasons.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio. Any of the following risks, among others, could affect Portfolio performance or cause the Portfolio to lose money or to underperform market averages of other funds.

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Credit Default Swaps   The Portfolio may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the Portfolio pays a fee to protect against the risk that a security held by the Portfolio will default. As a seller of the swap, the Portfolio receives payment(s) in return for its obligation to pay the counterparty an agreed upon value of a security in the event of a default of the security issuer. Credit default swaps are largely unregulated and susceptible to liquidity, credit, and counterparty risks.

Currency   To the extent that the Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio and reduce its returns. Derivatives may not perform as expected, so the Portfolio may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio to the risk of improper valuation.

Foreign Investments   Investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

Investment Model   The manager’s proprietary model may not adequately allow for existing or unforeseen market factors or the interplay between such factors.

Liquidity   If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Portfolio’s manager might wish to sell, and the security could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Portfolio could realize upon disposition. The Portfolio may make investments that become less liquid in response to market developments or adverse investor perception. The Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the Portfolio.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth-oriented securities in which the Portfolio invests. Rather, the market could favor value-oriented securities or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Portfolio costs and impair the ability of the Portfolio to achieve its investment objectives.

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and

ING Columbia Contrarian Core Portfolio	9

small-sized companies causing the Portfolio that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio.

Securities Lending   Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolio will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio’s Class I shares’ performance from year to year, and the table compares the Portfolio’s Class I shares’ performance to the performance of a broad-based securities market index/indices for the same period. The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio’s past performance is no guarantee of future results.

Calendar Year Total Returns
(as of December 31 of each year)

Best quarter: 2nd, 2009, 20.68% and Worst quarter: 4th, 2008, (24.14)%

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs	10 Yrs	Inception Date
Class I	%	12.56	(0.59)	6.34	12/10/01
Russell 1000® Index[1,2]	%	16.42	1.92	7.52	—
S&P 500® Index[1,2]	%	16.00	1.66	7.10	—

1	The index returns do not reflect deductions for fees, expenses or taxes.

2	On April 15, 2013 the Portfolio changed its benchmark from the S&P 500® Index to the Russell 1000® Index because the Russell 1000® Index is considered by the adviser to be a more appropriate benchmark reflecting the type of securities in which the Portfolio invests.

PORTFOLIO MANAGEMENT

Beginning April 15, 2013 through the close of business on April 29, 2013, the Portfolio was managed by a transition manager in preparation for a sub-adviser change from Davis Selected Advisers, L.P. to Columbia Management Investment Advisers, LLC. Effective April 30, 2013, the following serve as adviser, sub-adviser, and portfolio manager to the Portfolio:

Investment Adviser	Sub-Adviser
Directed Services LLC	Columbia Management Investment Advisers, LLC

Portfolio Manager
Guy W. Pope
Portfolio Manager (since 04/13)

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

10	ING Columbia Contrarian Core Portfolio

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

ING Columbia Contrarian Core Portfolio	11

ING Columbia Small Cap Value II Portfolio

INVESTMENT OBJECTIVE

The Portfolio seeks long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO

The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class	I
Management Fee	0.75%
Distribution and/or Shareholder Services (12b-1) Fees	None
Administrative Services Fee	0.10%
Other Expenses	0.04%
Total Annual Portfolio Operating Expenses	0.89%
Waivers and Reimbursements[2]	None
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	0.89%

1	The expense ratio has been adjusted to reflect current fees.

2	The adviser is contractually obligated to limit expenses to 1.15% of Class I shares through May 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years. Also, the adviser is contractually obligated to waive a portion of the management fee through May 1, 2014. Based upon net assets as of December 31, 2012, the management fee waiver for the Portfolio would be an estimated (0.02)%. There is no guarantee that the management fee waiver will continue after May 1, 2014. The management fee waiver will only renew if the adviser elects to renew it.

Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
I	$91	284	493	1,096

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Example, affect the Portfolio’s performance.

During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 44% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies that have market capitalizations in the range of the companies within the Russell 2000® Value Index (which measures the performance of the small-cap value segment of the U.S. equity universe), at the time of purchase, that the sub-adviser (“Sub-Adviser”) believes are undervalued and have the potential for long-term growth. The Portfolio will provide shareholders with at least 60 days’ prior written notice of any change in this investment policy. The market capitalization of companies in the Russell 2000® Value Index as of December 31, 2012, ranged from $41.2 million and $4.7 billion.

The Portfolio may invest up to 20% of its total assets in foreign securities and depositary receipts. The Portfolio may invest in real estate investment trusts. The Portfolio may invest a significant portion of its assets in a particular sector. The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”); convertible securities; initial public offerings; and derivatives, including options on securities, options on stock indices, covered calls, secured put options, and over-the-counter options. The Portfolio may use derivatives for, among other reasons, investment purposes, for risk management (hedging) purposes, to increase investment flexibility, or to reduce transaction costs.

The Sub-Adviser combines fundamental and quantitative analysis with risk management to identify value opportunities and construct the Portfolio. The management team considers, among other things: businesses that are believed to be fundamentally sound and undervalued due to investor indifference, investor misperception of company prospects, or other factors; various measures of valuation, including price-to-cash flow, price-to-earnings, price-to-sales, and price-to-book value (the Sub-Adviser believes that companies with lower valuations are generally more likely to provide opportunities for capital

12	ING Columbia Small Cap Value II Portfolio

appreciation); a company’s current operating margins relative to its historic range and future potential; and potential indicators of stock price appreciation. These could take the form of anticipated earnings growth, company restructuring, changes in management, new product opportunities, business model changes, or anticipated improvements in macroeconomic factors.

The Sub-Adviser may sell a security when its price reaches a target set by the Sub-Adviser; if the Sub-Adviser believes there is deterioration in the company’s financial circumstances or fundamental prospects, when the Sub-Adviser believes other investments are more attractive or for other reasons.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio. Any of the following risks, among others, could affect Portfolio performance or cause the Portfolio to lose money or to underperform market averages of other funds.

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Convertible Securities   Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.

Credit   Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Currency   To the extent that the Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio and reduce its returns. Derivatives may not perform as expected, so the Portfolio may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio to the risk of improper valuation.

Focused Investing   To the extent that the Portfolio invests a substantial portion of its assets in a particular industry, sector, market segment, or geographical area, its investments will be sensitive to developments in that industry, sector, market segment, or geographical area. The Portfolio assumes the risk that changing economic conditions; changing political or regulatory conditions; or natural and other disasters affecting the particular industry, sector, market segment, or geographical area in which the Portfolio focuses its investments could have a significant impact on its investment performance and could ultimately cause the Portfolio to underperform, or be more volatile than, other funds that invest more broadly.

Foreign Investments   Investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

Initial Public Offerings   Initial Public Offerings (“IPOs”) and companies that have recently gone public have the potential to produce substantial gains for the Portfolio. However, there is no assurance that the Portfolio will have access to profitable IPOs or that IPOs in which the Portfolio invests will rise in value. Furthermore, the value of securities of newly public companies may decline in value shortly after the IPO. When the Portfolio’s asset base is small, the impact of such investments on the Portfolio’s return will be magnified. If the Portfolio’s assets grow, it is likely that the effect of the Portfolio’s investment in IPOs on the Portfolio’s return will decline.

Interest Rate   With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase the Portfolio’s exposure to risks associated with rising interest rates.

Investment Model   The manager’s proprietary model may not adequately allow for existing or unforeseen market factors or the interplay between such factors.

ING Columbia Small Cap Value II Portfolio	13

Liquidity   If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Portfolio’s manager might wish to sell, and the security could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Portfolio could realize upon disposition. The Portfolio may make investments that become less liquid in response to market developments or adverse investor perception. The Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the Portfolio.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Portfolio costs and impair the ability of the Portfolio to achieve its investment objectives.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio.

Over-the-Counter Investments   Investments purchased over-the-counter (“OTC”), including securities and derivatives, can involve greater risks than securities traded on recognized stock exchanges. OTC securities are generally securities of smaller or newer companies that may have limited product lines and markets compared to larger companies. They also can have less management depth, more reliance on key personnel, and less access to capital and credit. OTC securities tend to trade less frequently and in lower volume, and as a result have greater liquidity risk. Many of the protections afforded to participants on some organized exchanges, such as the performance guarantee of an exchange clearing house, are not available in connection with OTC derivatives transactions. Additionally, OTC investments are generally purchased either directly from a dealer or in negotiated transactions with the issuer and as such may expose the Portfolio to counterparty risk.

Real Estate Companies and Real Estate Investment Trusts (“REITs”)   Investing in real estate companies and REITs may subject the Portfolio to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.

Securities Lending   Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolio will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

Small-Capitalization Company   Investments in small-capitalization companies may involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volume typical on a national securities exchange.

Value Investing   Securities that appear to be undervalued may never appreciate to the extent expected. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings and industrial production.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio’s Class I shares’ performance from year to year, and the table compares the Portfolio’s Class I shares’ performance to the performance of a broad-based securities market index/indices for the same period. The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio’s past performance is no guarantee of future results.

14	ING Columbia Small Cap Value II Portfolio

Calendar Year Total Returns
(as of December 31 of each year)

Best quarter: 3rd, 2009, 21.62% and Worst quarter: 4th, 2008, (24.23)%

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs	10 Yrs (or since inception)	Inception Date
Class I	%	14.56	3.01	2.99	04/28/06
Russell 2000® Value Index[1]	%	18.05	3.55	2.32[2]	—

1	The index returns do not reflect deductions for fees, expenses, or taxes.

2	Reflects index performance since the date closest to the Class’ inception for which data is available.

PORTFOLIO MANAGEMENT

Investment Adviser	Sub-Adviser
Directed Services LLC	Columbia Management Investment Advisers, LLC

Portfolio Managers
Christian K. Stadlinger, Ph.D., CFA	Jarl Ginsberg, CFA
Portfolio Manager (since 05/06)	Portfolio Manager (since 05/06)

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

ING Columbia Small Cap Value II Portfolio	15

ING Global Bond Portfolio

INVESTMENT OBJECTIVE

The Portfolio seeks to maximize total return through a combination of current income and capital appreciation.

FEES AND EXPENSES OF THE PORTFOLIO

The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class	I
Management Fee	0.50%
Distribution and/or Shareholder Services (12b-1) Fees	None
Administrative Services Fee	0.10%
Other Expenses	0.08%
Acquired Fund Fees and Expenses	0.02%
Total Annual Portfolio Operating Expenses[2]	0.70%
Waivers and Reimbursements[3]	(0.08)%
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	0.62%

1	The expense ratio has been adjusted to reflect current contractual rates.

2	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

3	The adviser is contractually obligated to limit expenses to 0.60% for Class I shares through May 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses. This obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the management agreement and is subject to possible recoupment by the adviser within three years. In addition, the adviser is contractually obligated to waive a portion of the management fee through May 1, 2014. Based upon net assets as of December 31, 2012, the management fee waiver for the Portfolio would be (0.02)%. There is no guarantee that this management fee waiver will continue after May 1, 2014. This management fee waiver will continue only if the adviser elects to renew it.

Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
I	$63	216	382	863

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Example, affect the Portfolio’s performance.

During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 487% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in bonds of issuers in a number of different countries, which may include the United States. The Portfolio will provide shareholders with at least 60 days’ prior written notice of any change in this investment policy.

The Portfolio may invest in securities of issuers located in developed and emerging market countries. Securities may be denominated in foreign currencies or in the U.S. dollar. The Portfolio may hedge its exposure to securities denominated in foreign currencies. The Portfolio may also borrow money from banks and invest the proceeds of such loans in portfolio securities to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”). This investment technique is known as “leveraging.”

The Portfolio invests primarily in investment-grade securities which include, but are not limited to, corporate and government bonds which, at the time of investment, are rated investment-grade (at least BBB- by Standard & Poor’s Rating Services or Baa3 by Moody’s Investors Service, Inc.) or have an equivalent rating by a nationally recognized statistical rating organization, or are of comparable quality if unrated. The Portfolio may also invest in preferred stocks, money market instruments, municipal bonds, commercial and residential mortgage-related securities, asset-backed securities, other securitized and structured debt products, private placements, sovereign debt, and other investment companies.

16	ING Global Bond Portfolio

The Portfolio may also invest its assets in bank loans and in a combination of floating rate secured loans (“Senior Loans”) and shares of ING Prime Rate Trust, a closed-end investment company that invests in Senior Loans. Although the Portfolio may invest a portion of its assets in high-yield debt securities rated below investment grade (commonly referred to as “junk bonds”), the Portfolio will seek to maintain a minimum weighted average portfolio quality rating of at least investment grade. The dollar-weighted average portfolio duration of the Portfolio will generally range between two and nine years. Duration is the most commonly used measure of risk in fixed-income investment as it incorporates multiple features of the fixed-income instrument ( e.g .., yield, coupon, maturity, etc.) into one number. Duration is a measure of sensitivity of the price of a fixed-income instrument to a change in interest rates. Duration is a weighted average of the times that interest payments and the final return of principal are received. The weights are the amounts of the payments discounted by the yield-to-maturity of the fixed-income instrument. Duration is expressed as a number of years. The bigger the duration number, the greater the interest-rate risk or reward for the fixed-income instrument prices. For example, the price of a bond with an average duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. Conversely, the price of a bond with an average duration of five years would be expected to rise approximately 5% if interest rates drop by one percentage point.

The Portfolio may use derivatives, including futures, swaps (including interest rate swaps, total return swaps, and credit default swaps), and options, among others, to seek to enhance return, to hedge some of the risks of its investments in fixed-income securities, or as a substitute for a position in an underlying asset. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls and reverse repurchase agreements). The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the 1940 Act.

The investment process focuses on allocating assets among various sectors of the global bond markets and buying bonds at a discount to their intrinsic value. The sub-adviser (“Sub-Adviser”) utilizes proprietary quantitative techniques to identify bonds or sectors that are cheap relative to other bonds or sectors based on their historical price relationships. Teams of asset specialists use this relative value analysis to guide them in the security selection process.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio. Any of the following risks, among others, could affect Portfolio performance or cause the Portfolio to lose money or to underperform market averages of other funds.

Call   During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income.

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Credit   Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Credit Default Swaps   The Portfolio may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the Portfolio pays a fee to protect against the risk that a security held by the Portfolio will default. As a seller of the swap, the Portfolio receives payment(s) in return for its obligation to pay the counterparty an agreed upon value of a security in the event of a default of the security issuer. Credit default swaps are largely unregulated and susceptible to liquidity, credit, and counterparty risks.

Currency   To the extent that the Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio and reduce its returns. Derivatives may not perform as expected, so the Portfolio may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio to the risk of improper valuation.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement;

ING Global Bond Portfolio	17

potential for default on sovereign debt; or political changes or diplomatic developments. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. Foreign investment risks may be greater in developing and emerging markets than in developed markets.

High-Yield Securities   Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Interest in Loans   The value and the income streams of interests in loans (including participation interests in lease financings and assignments in secured variable or floating rate loans) will decline if borrowers delay payments or fail to pay altogether. A large rise in interest rates could increase this risk. Although loans are generally fully collateralized when purchased, the collateral may become illiquid or decline in value. Many loans themselves carry liquidity and valuation risks.

Interest Rate   With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase the Portfolio’s exposure to risks associated with rising interest rates.

Investment Model   The manager’s proprietary model may not adequately allow for existing or unforeseen market factors or the interplay between such factors.

Leverage   Certain transactions and investment strategies may give rise to leverage. Such transactions and investment strategies, include, but are not limited to: borrowing, dollar rolls, reverse repurchase agreements, loans of portfolio securities and the use of when-issued, delayed-delivery or forward-commitment transactions. The use of certain derivatives may also increase leveraging risk. The use of leverage may increase the Portfolio’s expenses and increase the impact of the Portfolio’s other risks.

Liquidity   If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Portfolio’s manager might wish to sell, and the security could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Portfolio could realize upon disposition. The Portfolio may make investments that become less liquid in response to market developments or adverse investor perception. The Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the Portfolio.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Portfolio costs and impair the ability of the Portfolio to achieve its investment objectives.

Mortgage- and/or Asset-Backed Securities Defaults on or the low credit quality or liquidity of the underlying assets of the asset-backed (including mortgage-backed) securities held by the Portfolio may impair the value of the securities. There may be limitations on the enforceability of any security interest granted with respect to those underlying assets. These securities also present a higher degree of prepayment and extension risk and interest rate risk than do other types of fixed-income securities.

Municipal Obligations   The municipal market in which the Portfolio invests is volatile and can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio.

Prepayment and Extension   Prepayment risk is the risk that principal on mortgages or other loan obligations underlying a security may be repaid prior to the stated maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. Extension risk is the risk that an issuer will exercise its right to repay principal on an obligation held by the Portfolio later than expected, which may decrease the value of the obligation and prevent the Portfolio from investing expected repayment proceeds in securities paying yields higher than the yields paid by the securities that were expected to be repaid.

Securities Lending   Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolio will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

Sovereign Debt   These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political

18	ING Global Bond Portfolio

considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio’s Class I shares’ performance from year to year, and the table compares the Portfolio’s Class I shares’ performance to the performance of a broad-based securities market index/indices for the same period. The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio’s past performance is no guarantee of future results.

Calendar Year Total Returns
(as of December 31 of each year)

Best quarter: 2nd, 2009, 11.16% and Worst quarter: 4th, 2008, (9.99)%

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs	10 Yrs (or since inception)	Inception Date
Class I	%	7.91	5.90	6.02	11/08/04
BCGA Index[1]	%	4.32	5.44	5.22[2]	—

1	The index returns do not reflect deductions for fees, expenses, or taxes.

2	Reflects index performance since the date closest to the Class’ inception for which data is available.

PORTFOLIO MANAGEMENT

Investment Adviser	Sub-Adviser
Directed Services LLC	ING Investment Management Co. LLC

Portfolio Managers
Christine Hurtsellers	Michael Mata
Portfolio Manager (since 04/11)	Portfolio Manager (since 01/11)
Robert Robis
Portfolio Manager (since 07/11)

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

ING Global Bond Portfolio	19

ING Invesco Comstock Portfolio (formerly, ING Invesco Van Kampen Comstock Portfolio)

INVESTMENT OBJECTIVE

The Portfolio seeks capital growth and income.

FEES AND EXPENSES OF THE PORTFOLIO

The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class	I
Management Fee	0.60%
Distribution and/or Shareholder Services (12b-1) Fees	None
Administrative Services Fee	0.10%
Other Expenses	0.05%
Acquired Fund Fees and Expenses	0.01%
Total Annual Portfolio Operating Expenses[2]	0.76%
Waivers and Reimbursements[3]	None
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	0.76%

1	The expense ratio has been adjusted to reflect current fees.

2	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

3	The adviser is contractually obligated to limit expenses to 0.81% of Class I shares through May 1, 2014. There is no guarantee this obligation will continue after May 1, 2014 and the obligation will only continue if the adviser elects to renew it. Any fees waived pursuant to this obligation shall not be eligible for recoupment. In addition, the adviser is contractually obligated to waive a portion of the management fee through May 1, 2014. Based upon net assets as of December 31, 2012, the management fee waiver for the Portfolio would be (0.00)%. There is no guarantee that the management fee waiver will continue after May 1, 2014. The management fee waiver will only renew if the adviser elects to renew it.

Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
I	$78	243	422	942

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Example, affect the Portfolio’s performance.

During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 18% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio primarily invests in equity securities, including common stocks, preferred stocks, and securities convertible into common and preferred stocks. Additionally, the Portfolio may invest up to 15% of its assets in real estate investment trusts. The Portfolio emphasizes a value style of investing seeking well-established, undervalued companies believed by the sub-adviser (“Sub-Adviser”) to possess the potential for capital growth and income.

The Portfolio may invest up to 25% of its assets in securities of foreign issuers. The Portfolio may also invest in American Depositary Receipts without limitation and may purchase and sell certain derivative instruments, such as options, forward contracts, futures, and options on futures, for various portfolio management purposes including to seek to hedge against currency risk. The Portfolio generally holds up to 10% of its assets in high-quality short-term debt securities and investment-grade corporate debt securities in order to provide liquidity.

The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).

The Sub-Adviser generally seeks to identify companies that are undervalued and have identifiable factors that might lead to improved valuations. This catalyst could come from within the company in the form of new management, operational enhancements, restructuring, or reorganization. It could also be an external factor, such as an improvement in industry conditions or a regulatory change. The Portfolio’s style of investment presents a risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market. The Portfolio may invest in companies of any market capitalization. The securities of

20	ING Invesco Comstock Portfolio

medium- or small-sized companies may be subject to more abrupt or erratic market movements than securities of larger companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than larger companies. Thus, to the extent the Sub-Adviser invests in medium- and small-sized companies, the Portfolio may be subject to greater risk than that assumed through investment in securities of larger companies.

Portfolio securities are typically sold when the Sub-Adviser’s assessment of the capital growth and income potential for such securities materially changes.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio. Any of the following risks, among others, could affect Portfolio performance or cause the Portfolio to lose money or to underperform market averages of other funds.

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Convertible Securities   Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.

Credit   Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Currency   To the extent that the Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio and reduce its returns. Derivatives may not perform as expected, so the Portfolio may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio to the risk of improper valuation.

Foreign Investments   Investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

Interest Rate   With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase the Portfolio’s exposure to risks associated with rising interest rates.

Liquidity   If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Portfolio’s manager might wish to sell, and the security could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Portfolio could realize upon disposition. The Portfolio may make investments that become less liquid in response to market developments or adverse investor perception. The Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the Portfolio.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the value-oriented securities in which the Portfolio invests. Rather, the market could favor growth-oriented securities or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Portfolio costs and impair the ability of the Portfolio to achieve its investment objectives.

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market

ING Invesco Comstock Portfolio	21

conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing the Portfolio that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio.

Real Estate Companies and Real Estate Investment Trusts (“REITs”)   Investing in real estate companies and REITs may subject the Portfolio to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.

Securities Lending   Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolio will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio’s Class I shares’ performance from year to year, and the table compares the Portfolio’s Class I shares’ performance to the performance of a broad-based securities market index/indices for the same period. The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio’s past performance is no guarantee of future results.

Calendar Year Total Returns
(as of December 31 of each year)

Best quarter: 3rd, 2009, 19.18% and Worst quarter: 4th, 2008, (23.23)%

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs	10 Yrs	Inception Date
Class I	%	18.83	2.01	7.07	05/01/02
Russell 1000® Value Index[1]	%	17.51	0.59	7.38	—
S&P 500® Index[1]	%	16.00	1.66	7.10	—

1	The index returns do not reflect deductions for fees, expenses, or taxes.

PORTFOLIO MANAGEMENT

Investment Adviser	Sub-Adviser
Directed Services LLC	Invesco Advisers, Inc.

Portfolio Managers
Kevin Holt	Jason Leder
Lead Portfolio Manager (since 05/02)	Portfolio Manager (since 05/02)
James Warwick	Devin Armstrong
Portfolio Manager (since 07/07)	Portfolio Manager (since 07/07)
Matthew Seinsheimer
Portfolio Manager (since 06/10)

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not

22	ING Invesco Comstock Portfolio

cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

ING Invesco Comstock Portfolio	23

ING Invesco Equity and Income Portfolio (formerly, ING Invesco Van Kampen Equity and Income Portfolio)

INVESTMENT OBJECTIVE

The Portfolio seeks total return, consisting of long-term capital appreciation and current income.

FEES AND EXPENSES OF THE PORTFOLIO

The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class	I
Management Fee	0.55%
Distribution and/or Shareholder Services (12b-1) Fees	None
Administrative Services Fee	0.10%
Other Expenses	0.03%
Acquired Fund Fees and Expenses	0.01%
Total Annual Portfolio Operating Expenses[2]	0.69%
Waivers and Reimbursements[3]	(0.03)%
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	0.66%

1	The expense ratio has been adjusted to reflect current fees.

2	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

3	The adviser is contractually obligated to limit expenses to 0.65% of Class I shares through May 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years.

Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
I	$67	218	381	856

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Example, affect the Portfolio’s performance.

During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 27% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity and income securities at the time of investment. The Portfolio will provide shareholders with at least 60 days’ prior written notice of any change in this non-fundamental investment policy.

The Portfolio seeks to achieve its investment objective by investing primarily in income-producing equity instruments (including common stocks, preferred stocks, and convertible securities) and investment-grade quality debt securities. Investment-grade securities are securities rated BBB or higher by Standard & Poor’s Ratings Services or Baa or higher by Moody’s Investors Service, Inc. or unrated securities determined by the sub-adviser (“Sub-Adviser”) to be of comparable quality. The composition of the Portfolio’s investments will vary over time based upon evaluations of economic conditions by the Sub-Adviser and its belief about which securities would best accomplish the Portfolio’s investment objective.

The Portfolio emphasizes a value style of investing, seeking well-established, undervalued companies that the Sub-Adviser believes offer the potential for income and long-term growth of capital. The Sub-Adviser seeks to identify companies that are undervalued and have identifiable factors that might lead to improved valuations. The Portfolio’s style of investment presents the risk that the valuations never improve or that the returns on value securities are less than returns on other styles of investing or the overall market.

The Portfolio may invest in securities that do not pay dividends or interest and securities that have above-average volatility of price movement, including warrants or rights to acquire securities. Because prices of equity securities and debt securities fluctuate, the value of an investment in the Portfolio will vary based on the Portfolio’s investment performance. In an effort to reduce the Portfolio’s overall exposure to any individual security price decline, the Portfolio spreads its investments over many different

24	ING Invesco Equity and Income Portfolio

companies in a variety of industries. The Sub-Adviser focuses on large-capitalization companies, although the Portfolio may invest in companies of any size.

Portfolio securities are typically sold when the assessments of the Sub-Adviser of income or growth potential of such securities materially change.

Under normal market conditions, the Portfolio invests at least 65% of its assets in income-producing equity securities and up to 10% of its assets in illiquid securities and certain restricted securities. The Portfolio may invest up to 15% of its assets in real estate investment trusts and 25% of its assets in securities of foreign issuers. The Portfolio may purchase and sell certain derivative instruments, such as options, futures contracts, and options on futures contracts, structured notes and other types of structured investments, and swaps for various portfolio management purposes, including to earn income, facilitate portfolio management, and mitigate risks.

The Portfolio may invest in collateralized mortgage obligations and commercial mortgage-backed securities.

The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio. Any of the following risks, among others, could affect Portfolio performance or cause the Portfolio to lose money or to underperform market averages of other funds.

Asset Allocation   The success of the Portfolio’s strategy depends on the Sub-Adviser’s skill in allocating Portfolio assets between equity securities and debt instruments and in choosing investments within those categories. There is a risk that the Portfolio may allocate assets to an asset class that underperforms other asset classes.

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Convertible Securities   Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.

Credit   Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Currency   To the extent that the Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio and reduce its returns. Derivatives may not perform as expected, so the Portfolio may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio to the risk of improper valuation.

Dividend   Companies that issue dividend yielding equity securities are not required to continue to pay dividends on such securities. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future.

Foreign Investments   Investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

Interest Rate   With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase the Portfolio’s exposure to risks associated with rising interest rates.

Liquidity   If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Portfolio’s manager might wish to sell, and the security could have the effect of decreasing

ING Invesco Equity and Income Portfolio	25

the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Portfolio could realize upon disposition. The Portfolio may make investments that become less liquid in response to market developments or adverse investor perception. The Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the Portfolio.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the value-oriented securities in which the Portfolio invests. Rather, the market could favor growth-oriented securities or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Portfolio costs and impair the ability of the Portfolio to achieve its investment objectives.

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing the Portfolio that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Mortgage- and/or Asset-Backed Securities Defaults on or the low credit quality or liquidity of the underlying assets of the asset-backed (including mortgage-backed) securities held by the Portfolio may impair the value of the securities. There may be limitations on the enforceability of any security interest granted with respect to those underlying assets. These securities also present a higher degree of prepayment and extension risk and interest rate risk than do other types of fixed-income securities.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio.

Prepayment and Extension   Prepayment risk is the risk that principal on mortgages or other loan obligations underlying a security may be repaid prior to the stated maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. Extension risk is the risk that an issuer will exercise its right to repay principal on an obligation held by the Portfolio later than expected, which may decrease the value of the obligation and prevent the Portfolio from investing expected repayment proceeds in securities paying yields higher than the yields paid by the securities that were expected to be repaid.

Real Estate Companies and Real Estate Investment Trusts (“REITs”)   Investing in real estate companies and REITs may subject the Portfolio to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.

Securities Lending   Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolio will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio’s Class I shares’ performance from year to year, and the table compares the Portfolio’s Class I shares’ performance to the performance of a broad-based securities market index/indices for the same period. The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio’s past performance is no guarantee of future results.

26	ING Invesco Equity and Income Portfolio

Calendar Year Total Returns
(as of December 31 of each year)

Best quarter: 3rd, 2009, 16.88% and Worst quarter: 3rd, 2011, (12.68)%

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs	10 Yrs	Inception Date
Class I	%	12.79	3.33	7.69	12/10/01
Russell 1000® Value Index[1]	%	17.51	0.59	7.38	—
Barclays Capital U.S. Government/Credit Index[1]	%	4.82	6.06	5.25	—
60% Russell 1000® Value Index/40%Barclays Capital U.S. Government/Credit Index[1]	%	12.45	3.27	6.86	—

1	The index returns do not reflect deductions for fees, expenses, or taxes.

PORTFOLIO MANAGEMENT

Investment Adviser	Sub-Adviser
Directed Services LLC	Invesco Advisers, Inc.

Portfolio Managers
Thomas Bastian	Mary Jayne Maly
Lead Portfolio Manager (since 04/03)	Portfolio Manager (since 07/08)
James Roeder	Mark Laskin
Portfolio Manager (since 05/99)	Portfolio Manager (since 01/07)
Sergio Marcheli	Chuck Burge
Portfolio Manager (since 04/03)	Portfolio Manager (since 06/10)

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

ING Invesco Equity and Income Portfolio	27

ING JPMorgan Mid Cap Value Portfolio

INVESTMENT OBJECTIVE

The Portfolio seeks growth from capital appreciation.

FEES AND EXPENSES OF THE PORTFOLIO

The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class	I
Management Fee	0.75%
Distribution and/or Shareholder Services (12b-1) Fees	None
Administrative Services Fee	0.10%
Other Expenses	0.05%
Acquired Fund Fees and Expenses	0.01%
Total Annual Portfolio Operating Expenses[2]	0.91%
Waivers and Reimbursements[3]	None
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	0.91%

1	The expense ratio has been adjusted to reflect current fees.

2	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

3	The adviser is contractually obligated to limit expenses to 1.00% of Class I shares through May 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years.

Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
I	$93	290	504	1,120

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Example, affect the Portfolio’s performance.

During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 28% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of mid-capitalization companies. The sub-adviser (“Sub-Adviser”) defines mid-capitalization companies as those companies with market capitalizations between $1 billion and $20 billion at the time of purchase. The Portfolio seeks to invest in equity securities that the Sub-Adviser believes to be be undervalued. The Portfolio will provide shareholders with at least 60 days’ prior written notice of any change in this non-fundamental investment policy. Market capitalization is the total market value of a company’s shares. Under normal market conditions, the Portfolio will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States.

The Portfolio may invest in other equity securities, which include preferred stocks, convertible securities, and foreign securities, which may take the form of depositary receipts. The Portfolio also may use derivatives, which are instruments that have a value based on another instrument, exchange rate or index, as substitutes for securities in which the Portfolio can invest. The Portfolio may use futures contracts to more effectively gain targeted equity exposure from its cash position. The Portfolio may also invest up to 15% in real estate investments trusts.

The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).

The Sub-Adviser employs a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening, and proprietary fundamental analysis. The Sub-Adviser’s investment philosophy is centered on the belief that companies possessing the ability to consistently generate free cash flow led by management teams that are effective allocators of capital have the greatest potential to grow intrinsic value per share. The Sub-Adviser conducts a comprehensive analysis evaluating the business, management, and financial factors for

28	ING JPMorgan Mid Cap Value Portfolio

all potential investments. The Sub-Adviser, in conjunction with their assessment of valuation, will overlay their subjective analysis of business and management factors to form a view of the stock’s future potential. The research process is designed to uncover companies with predictable and durable business models deemed capable of achieving sustainable growth and to purchase them at a discount.

The Sub-Adviser may sell a security due to a change in the company’s fundamentals. A change in the original reason for purchase of the original investment may cause the security to be eliminated from the Portfolio. The Sub-Adviser may sell a security due to opportunity cost. As a result, a new company may displace a current holding. Finally, the Sub-Adviser may sell a security due to extreme over valuation. While the Sub-Adviser will not automatically sell when a security reaches a certain price, the attainment of an intermediary price target will trigger a re-evaluation of the company’s fundamentals and future potential.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio. Any of the following risks, among others, could affect Portfolio performance or cause the Portfolio to lose money or to underperform market averages of other funds.

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Convertible Securities   Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.

Credit   Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Currency   To the extent that the Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio and reduce its returns. Derivatives may not perform as expected, so the Portfolio may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio to the risk of improper valuation.

Foreign Investments   Investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

Interest Rate   With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase the Portfolio’s exposure to risks associated with rising interest rates.

Investment Model   The manager’s proprietary model may not adequately allow for existing or unforeseen market factors or the interplay between such factors.

Liquidity   If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Portfolio’s manager might wish to sell, and the security could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Portfolio could realize upon disposition. The Portfolio may make investments that become less liquid in response to market developments or adverse investor perception. The Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the Portfolio.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely

ING JPMorgan Mid Cap Value Portfolio	29

impact the investment techniques available to a manager, add to Portfolio costs and impair the ability of the Portfolio to achieve its investment objectives.

Mid-Capitalization Company   Investments in mid-capitalization companies may involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio.

Over-the-Counter Investments   Investments purchased over-the-counter (“OTC”), including securities and derivatives, can involve greater risks than securities traded on recognized stock exchanges. OTC securities are generally securities of smaller or newer companies that may have limited product lines and markets compared to larger companies. They also can have less management depth, more reliance on key personnel, and less access to capital and credit. OTC securities tend to trade less frequently and in lower volume, and as a result have greater liquidity risk. Many of the protections afforded to participants on some organized exchanges, such as the performance guarantee of an exchange clearing house, are not available in connection with OTC derivatives transactions. Additionally, OTC investments are generally purchased either directly from a dealer or in negotiated transactions with the issuer and as such may expose the Portfolio to counterparty risk.

Real Estate Companies and Real Estate Investment Trusts (“REITs”)   Investing in real estate companies and REITs may subject the Portfolio to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.

Securities Lending   Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolio will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

Value Investing   Securities that appear to be undervalued may never appreciate to the extent expected. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings and industrial production.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio’s Class I shares’ performance from year to year, and the table compares the Portfolio’s Class I shares’ performance to the performance of a broad-based securities market index/indices for the same period. The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio’s past performance is no guarantee of future results.

Calendar Year Total Returns
(as of December 31 of each year)

Best quarter: 3rd, 2009, 18.01% and Worst quarter: 4th, 2008, (21.52)%

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs	10 Yrs	Inception Date
Class I	%	20.33	5.06	10.14	05/01/02
Russell Midcap® Value Index[1]	%	18.51	3.79	10.63	—

1	The index returns do not reflect deductions for fees, expenses, or taxes.

PORTFOLIO MANAGEMENT

Investment Adviser	Sub-Adviser
Directed Services LLC	J.P. Morgan Investment Management Inc.

30	ING JPMorgan Mid Cap Value Portfolio

Portfolio Managers
Jonathan K.L. Simon	Lawrence Playford
Portfolio Manager (since 10/04)	Portfolio Manager (since 10/04)
Gloria Fu
Portfolio Manager (since 05/06)

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

ING JPMorgan Mid Cap Value Portfolio	31

ING Oppenheimer Global Portfolio

INVESTMENT OBJECTIVE

The Portfolio seeks capital appreciation.

FEES AND EXPENSES OF THE PORTFOLIO

The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class	I
Management Fee	0.60%
Distribution and/or Shareholder Services (12b-1) Fees	None
Administrative Services Fee	0.10%
Other Expenses	0.05%
Total Annual Portfolio Operating Expenses	0.75%
Waivers and Reimbursements[2]	None
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	0.75%

1	The expense ratio has been adjusted to reflect current fees.

2	The adviser is contractually obligated to limit expenses to 0.80% of Class I shares through May 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years.

Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
I	$77	240	417	930

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Example, affect the Portfolio’s performance.

During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 13% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio invests mainly in common stocks of companies in the United States and foreign countries. The Portfolio can invest without limit in foreign securities and can invest in any country, including countries with developing or emerging markets. However, the Portfolio currently emphasizes investments in developed markets such as the United States, Western European countries and Japan. The Portfolio does not limit its investments to companies in a particular capitalization range, but currently focuses its investments in mid- and large-capitalization companies.

The Portfolio is not required to allocate its investments in any set percentages in any particular country. The Portfolio normally will invest in at least three countries (one of which may be the United States). In selecting securities for the Portfolio, the sub-adviser (“Sub-Adviser”) looks primarily for foreign and U.S. companies with high growth potential. The Sub-Adviser uses fundamental analysis of a company’s financial statements, management structure, operations and product development, and considers factors affecting the industry of which the issuer is a part.

The foreign securities the Portfolio can buy include stocks and other equity securities of companies organized under the laws of a foreign country, or companies that have a substantial portion of their operations or assets abroad, or derive a substantial portion of their revenue or profits from businesses, investments, or sales outside the United States. Foreign securities include securities traded primarily on foreign securities exchanges, or in the foreign over-the-counter market. The Portfolio may purchase American Depository Shares (“ADS”) as part of American Depository Receipt (“ADR”) issuances, which are negotiable certificates traded on a U.S. exchange issued by a U.S. bank representing a specified number of shares in a foreign stock.

The Portfolio’s investments include common stocks of foreign and domestic companies that the Sub-Adviser believes have growth potential. Growth companies can be new or established companies that may be developing new products or services that have relatively favorable prospects, or that are expanding into new and growing markets. Growth companies may be applying new technology, new or improved distribution techniques, or developing new

32	ING Oppenheimer Global Portfolio

services that might enable them to capture a dominant or important market position. Growth companies tend to retain a large part of their earnings and therefore, do not tend to emphasize paying dividends and may not pay dividends for some time. They are selected because the Sub-Adviser believes the price of their stock will increase over the long term.

The Portfolio may also invest in other equity instruments such as preferred stocks, warrants, and securities convertible into common stocks. In addition, the Portfolio may invest in derivative instruments, including options, futures, and forward contracts. The Portfolio can buy and sell hedging instruments (forward contracts, futures contracts and put and call options). Derivatives may allow the Portfolio to increase or decrease its exposure to certain markets or risk. The Portfolio may use derivatives to seek to increase its investment return or for hedging purposes against certain market risks. The Portfolio can also buy debt securities. The Portfolio normally does not intend to invest more than 5% of its total assets in debt securities.

The allocation of the Portfolio’s investment portfolio among different investments will vary over time based upon the Sub-Adviser’s evaluation of economic and market trends. The Portfolio’s investment portfolio might not always include all of the different types of investments described in this Prospectus. The Sub-Adviser tries to reduce risks by carefully researching securities before they are purchased. The Portfolio attempts to reduce its exposure to market risks by diversifying its investments. Also, the Portfolio does not concentrate 25% or more of its assets in any one industry. However, changes in the overall market prices of securities and the income they pay can occur at any time. In addition, from time to time, the Portfolio may increase the relative emphasis of its investments in a particular industry. The share price of the Portfolio will change daily based on changes in market prices of securities and market conditions and in response to other economic events.

The Sub-Adviser considers overall and relative economic conditions in U.S. and foreign markets, and seeks broad portfolio diversification in different countries to help moderate the special risks of foreign investing. The Sub-Adviser currently focuses on the factors below (which may vary in particular cases and may change over time), looking for: stocks of growth-oriented companies of any market capitalization worldwide; companies that stand to benefit from global growth trends; businesses with strong competitive positions and high demand for their products or services; and cyclical opportunities in the business cycle and sectors or industries that may benefit from those opportunities.

In applying these and other selection criteria, the Sub-Adviser considers the effect of worldwide trends on the growth of various business sectors. The trends, or global “themes,” currently considered include development of new technologies, corporate restructuring, the growth of mass affluence and demographic changes.

The Portfolio may invest up to 15% of its assets in illiquid or restricted securities. The Portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio. Any of the following risks, among others, could affect Portfolio performance or cause the Portfolio to lose money or to underperform market averages of other funds.

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Convertible Securities   Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.

Credit   Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Currency   To the extent that the Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio and reduce its returns. Derivatives may not perform as expected, so the Portfolio may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio to the risk of improper valuation.

Focused Investing   To the extent that the Portfolio invests a substantial portion of its assets in a particular industry, sector, market segment, or geographical area, its investments will be sensitive to developments in that industry, sector, market segment,

ING Oppenheimer Global Portfolio	33

or geographical area. The Portfolio assumes the risk that changing economic conditions; changing political or regulatory conditions; or natural and other disasters affecting the particular industry, sector, market segment, or geographical area in which the Portfolio focuses its investments could have a significant impact on its investment performance and could ultimately cause the Portfolio to underperform, or be more volatile than, other funds that invest more broadly.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. Foreign investment risks may be greater in developing and emerging markets than in developed markets.

Interest Rate   With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase the Portfolio’s exposure to risks associated with rising interest rates.

Liquidity   If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Portfolio’s manager might wish to sell, and the security could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Portfolio could realize upon disposition. The Portfolio may make investments that become less liquid in response to market developments or adverse investor perception. The Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the Portfolio.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth-oriented securities in which the Portfolio invests. Rather, the market could favor value-oriented securities or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Portfolio costs and impair the ability of the Portfolio to achieve its investment objectives.

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing the Portfolio that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio.

Over-the-Counter Investments   Investments purchased over-the-counter (“OTC”), including securities and derivatives, can involve greater risks than securities traded on recognized stock exchanges. OTC securities are generally securities of smaller or newer companies that may have limited product lines and markets compared to larger companies. They also can have less management depth, more reliance on key personnel, and less access to capital and credit. OTC securities tend to trade less frequently and in lower volume, and as a result have greater liquidity risk. Many of the protections afforded to participants on some organized exchanges, such as the performance guarantee of an exchange clearing house, are not available in connection with OTC derivatives transactions. Additionally, OTC investments are generally purchased either directly from a dealer or in negotiated transactions with the issuer and as such may expose the Portfolio to counterparty risk.

Securities Lending   Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolio will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

Special Situations   A “special situation” arises when, in the Sub-Adviser’s opinion, securities of a particular company will appreciate in value within a reasonable period because of unique circumstances applicable to the company. Special situations often involve much greater risk than is inherent in ordinary investment

34	ING Oppenheimer Global Portfolio

securities. Investments in special situation companies may not appreciate and the Portfolio’s performance could suffer if an anticipated development does not occur or does not produce the anticipated result.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio’s Class I shares’ performance from year to year, and the table compares the Portfolio’s Class I shares’ performance to the performance of a broad-based securities market index/indices for the same period. The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio’s past performance is no guarantee of future results.

Calendar Year Total Returns
(as of December 31 of each year)

Best quarter: 2nd, 2009, 23.22% and Worst quarter: 4th, 2008, (21.40)%

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs	10 Yrs	Inception Date
Class I	%	21.70	1.57	9.06	05/01/02
MSCI World IndexSM [1]	%	15.83	(1.18)	7.51	—
MSCI ACW IndexSM [1]	%	16.13	(1.16)	8.11	—

1	The index returns include the reinvestment of dividends and distributions net of witholding taxes, but do not reflect fees, brokerage commissions, or other expenses.

PORTFOLIO MANAGEMENT

Investment Adviser	Sub-Adviser
Directed Services LLC	OppenheimerFunds, Inc.

Portfolio Manager
Rajeev Bhaman, CFA
Portfolio Manager (since 08/04)

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

ING Oppenheimer Global Portfolio	35

ING PIMCO Total Return Portfolio

INVESTMENT OBJECTIVE

The Portfolio seeks maximum total return, consistent with capital preservation and prudent investment management.

FEES AND EXPENSES OF THE PORTFOLIO

The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class	I
Management Fee	0.44%
Distribution and/or Shareholder Services (12b-1) Fees	None
Administrative Services Fee	0.10%
Other Expenses	0.04%
Total Annual Portfolio Operating Expenses	0.58%
Waivers and Reimbursements[2]	None
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	0.58%

1	The expense ratio has been adjusted to reflect current fees.

2	The adviser is contractually obligated to limit expenses to 0.58% of Class I shares through May 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years.

Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
I	$59	186	324	726

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Example, affect the Portfolio’s performance.

During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 897% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio invests at least 65% of its total assets in a diversified portfolio of fixed-income instruments of varying maturities which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The average portfolio duration of this Portfolio normally varies within two years (plus or minus) of the duration of the Barclays Capital U.S. Aggregate Bond Index as calculated by the sub-adviser (“Sub-Adviser”).

The debt instruments in which the Portfolio may invest include: securities issued or guaranteed by the U.S. government, its agencies or government-sponsored enterprises, corporate debt instruments of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; mortgage-backed and asset-backed securities; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or “indexed” securities and event-linked bonds; bank capital and trust preferred securities; loan participations and assignments; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed-time deposits and bankers’ acceptances; repurchase agreements or debt instruments and reverse repurchase agreements or debt instruments; debt securities issued by state or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities. The Portfolio may invest in derivatives based on debt instruments, such as options, futures contracts, or swap agreements to generate income, to manage credit exposure, and as a substitute for physical securities.

The Portfolio invests primarily in investment-grade debt instruments, but may invest up to 10% of its total assets in high-yield securities (“junk bonds”) rated below investment-grade but rated B or higher at the time of investment by Moody’s Investors Services, Inc., Standard & Poor’s Ratings Services, or by Fitch Ratings or, if unrated, determined by the Sub-Adviser to be of comparable quality (except that within such limitation, the Portfolio may invest in mortgage-related securities rated below B). The Portfolio may engage in short sales and may invest up to 10% of its total assets in equity-related securities. Equity-related securities share

36	ING PIMCO Total Return Portfolio

characteristics of both debt and equity, such as convertibles and preferred stock. The Portfolio may invest up to 30% of its total assets in non-U.S. dollar-denominated securities, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. Foreign exposure may be obtained through both developed countries and countries with emerging securities markets. The Portfolio may invest up to 15% of its total assets in securities and instruments that are economically tied to countries with emerging securities markets. The Portfolio may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of its total assets.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts, or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buybacks or dollar rolls). The total return sought by the Portfolio consists of income earned on the Portfolio’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio. Any of the following risks, among others, could affect Portfolio performance or cause the Portfolio to lose money or to underperform market averages of other funds.

Bank Instruments   The Portfolio may invest in certificates of deposit, fixed-time deposits, bankers’ acceptances, and other debt and deposit-type obligations issued by banks. Although the Portfolio attempts to invest only with high-quality banking institutions, most banking institutions are dependent on other institutions to fulfill their obligations. As a result, changes in economic, regulatory, political conditions, or other events that affect the banking industry may have an adverse effect on the banking institutions in which the Portfolio invests or that serve as counterparties in transactions with the Portfolio.

Call   During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income.

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Convertible Securities   Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.

Credit   Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Credit Default Swaps   The Portfolio may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the Portfolio pays a fee to protect against the risk that a security held by the Portfolio will default. As a seller of the swap, the Portfolio receives payment(s) in return for its obligation to pay the counterparty an agreed upon value of a security in the event of a default of the security issuer. Credit default swaps are largely unregulated and susceptible to liquidity, credit, and counterparty risks.

Currency   To the extent that the Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio and reduce its returns. Derivatives may not perform as expected, so the Portfolio may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio to the risk of improper valuation.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Markets and economies throughout

ING PIMCO Total Return Portfolio	37

the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. Foreign investment risks may be greater in developing and emerging markets than in developed markets.

High-Yield Securities   Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Inflation-Indexed Bonds   If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Interest in Loans   The value and the income streams of interests in loans (including participation interests in lease financings and assignments in secured variable or floating rate loans) will decline if borrowers delay payments or fail to pay altogether. A large rise in interest rates could increase this risk. Although loans are generally fully collateralized when purchased, the collateral may become illiquid or decline in value. Many loans themselves carry liquidity and valuation risks.

Interest Rate   With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase the Portfolio’s exposure to risks associated with rising interest rates.

Leverage   Certain transactions and investment strategies may give rise to leverage. Such transactions and investment strategies, include, but are not limited to: borrowing, dollar rolls, reverse repurchase agreements, loans of portfolio securities and the use of when-issued, delayed-delivery or forward-commitment transactions. The use of certain derivatives may also increase leveraging risk. The use of leverage may increase the Portfolio’s expenses and increase the impact of the Portfolio’s other risks.

Liquidity   If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Portfolio’s manager might wish to sell, and the security could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Portfolio could realize upon disposition. The Portfolio may make investments that become less liquid in response to market developments or adverse investor perception. The Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the Portfolio.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Portfolio costs and impair the ability of the Portfolio to achieve its investment objectives.

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing the Portfolio that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Mortgage- and/or Asset-Backed Securities Defaults on or the low credit quality or liquidity of the underlying assets of the asset-backed (including mortgage-backed) securities held by the Portfolio may impair the value of the securities. There may be limitations on the enforceability of any security interest granted with respect to those underlying assets. These securities also present a higher degree of prepayment and extension risk and interest rate risk than do other types of fixed-income securities.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio.

Prepayment and Extension   Prepayment risk is the risk that principal on mortgages or other loan obligations underlying a security may be repaid prior to the stated maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. Extension risk is the risk that an issuer will exercise its right to repay principal on an obligation held by the Portfolio later than expected, which may decrease the value of the obligation

38	ING PIMCO Total Return Portfolio

and prevent the Portfolio from investing expected repayment proceeds in securities paying yields higher than the yields paid by the securities that were expected to be repaid.

Securities Lending   Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolio will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

Short Sales   Short sales involve selling a security the Portfolio does not own in anticipation that the security’s price will decline. When the Portfolio sells a security short and the price of that security rises, it creates a loss for the Portfolio. Short sales create leverage and could increase the volatility of the Portfolio’s share price.

Sovereign Debt   These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

U.S. Government Securities and Obligations   U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored enterprises. U.S. government securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio’s Class I shares’ performance from year to year, and the table compares the Portfolio’s Class I shares’ performance to the performance of a broad-based securities market index/indices for the same period. The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio’s past performance is no guarantee of future results.

Calendar Year Total Returns
(as of December 31 of each year)

Best quarter: 2nd, 2009, 6.15% and Worst quarter: 3rd, 2008, (5.48)%

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs	10 Yrs	Inception Date
Class I	%	8.22	6.38	5.71	05/01/02
BCAB Index[1]	%	4.21	5.95	5.18	—

1	The index returns do not reflect deductions for fees, expenses, or taxes.

PORTFOLIO MANAGEMENT

Investment Adviser	Sub-Adviser
Directed Services LLC	Pacific Investment Management Company LLC

Portfolio Manager
William H. Gross
Portfolio Manager (since 05/07)

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents

ING PIMCO Total Return Portfolio	39

of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

40	ING PIMCO Total Return Portfolio

ING Pioneer High Yield Portfolio

INVESTMENT OBJECTIVE

The Portfolio seeks to maximize total return through income and capital appreciation.

FEES AND EXPENSES OF THE PORTFOLIO

The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

Annual Portfolio Operating Expenses
Expenses you pay each year as a % of the value of your investment

Class	I
Management Fee	0.60%
Distribution and/or Shareholder Services (12b-1) Fees	None
Administrative Services Fee	0.10%
Other Expenses	0.05%
Acquired Fund Fees and Expenses	0.01%
Total Annual Portfolio Operating Expenses[1]	0.76%
Waivers and Reimbursements[2]	(0.04)%
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	0.72%

1	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

2	The adviser is contractually obligated to limit expenses to 0.71% of Class I shares through May 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years.

Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
I	$74	239	418	939

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Example, affect the Portfolio’s performance.

During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 34% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in below investment-grade (high-yield) debt securities and preferred stocks. The Portfolio will provide shareholders with at least 60 days’ prior written notice of any change in this non-fundamental investment policy. Debt securities rated below investment-grade are commonly referred to as “junk bonds” and may be considered speculative. The Portfolio may invest in high-yield securities of any rating, including securities where the issuer is in default or bankruptcy at the time of purchase. For purposes of satisfying the 80% requirement, the Portfolio also may invest in derivative instruments that have economic characteristics similar to such high-yield debt securities and preferred stocks.

The Portfolio’s investments (which may include bank loans) may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed-rate, adjustable rate, floating rate, zero-coupon, contingent, deferred, payment in kind, and auction rate features. The Portfolio’s investments may include investments that allow for balloon payments or negative amortization payments. The Portfolio invests in securities with a broad range of maturities, and its high-yield securities investments may be convertible into equity securities of the issuer. The Portfolio may also invest in event-linked bonds, and credit default swaps.

The Portfolio may invest in securities of Canadian issuers to the same extent as securities of U.S. issuers. The Portfolio may invest up to 15% of its assets in foreign securities (excluding Canadian issuers) including debt and equity securities of corporate issuers and debt securities of government issuers in developed and emerging markets.

The Portfolio may invest in investment-grade and below investment-grade convertible bonds and preferred stocks that are convertible into the equity securities of the issuer. The Portfolio also may invest in mortgage-related securities, including “sub-prime” mortgages and asset-backed securities, mortgage

ING Pioneer High Yield Portfolio	41

derivatives and structured securities. Consistent with its investment objective, the Portfolio invests in equity securities of U.S. and non-U.S. issuers when the sub-adviser (“Sub-Adviser”) believes they offer the potential for capital appreciation or to diversify the Portfolio’s investment portfolio. Equity securities may include common stocks, depositary receipts, warrants, rights, and other equity interests.The Portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”), and in real estate investment trusts.

The Portfolio may use futures and options on securities, indices and currencies; forward foreign currency exchange contracts; and other derivatives. The Portfolio may use derivatives for a variety of purposes, including: as a hedge against adverse changes in the market prices of securities; interest rates or currency exchange rates; as a substitute for purchasing or selling securities; to increase the Portfolio’s return as a non-hedging strategy that may be considered speculative; and to manage the portfolio characteristics.

The Sub-Adviser uses a value investing approach in managing the Portfolio, seeking securities selling at reasonable prices or substantial discounts to their underlying values. The Portfolio then holds these securities for their incremental yields or until market values reflect their intrinsic values. The Sub-Adviser evaluates a security’s potential value, including the attractiveness of its market valuation, based on the company’s assets and prospects for earnings growth. In determining whether an investment is appropriate for the Portfolio, the Sub-Adviser employs fundamental research and an evaluation of the issuer based on its financial statements and operations and a security’s potential to provide income. From time to time, the Portfolio may invest more than 25% of its assets in the same market segment.

In assessing the appropriate maturity, rating and sector weighting of the Portfolio’s investment portfolio, the Sub-Adviser considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, such as the rates of economic growth and inflation; Federal Reserve monetary policy; and the relative value of the U.S. dollar compared to other currencies. The Sub-Adviser adjusts sector weightings to reflect its outlook on the market for high-yield securities, rather than using a fixed sector allocation. The Sub-Adviser makes these adjustments periodically as part of its ongoing review of the Portfolio’s investment portfolio.

Normally, the Portfolio invests substantially all of its assets to meet its investment objective. The Portfolio may invest the remainder of its assets in securities with remaining maturities of less than one year, cash equivalents or may hold cash.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio. Any of the following risks, among others, could affect Portfolio performance or cause the Portfolio to lose money or to underperform market averages of other funds.

Call   During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income.

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Convertible Securities   Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.

Credit   Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Credit Default Swaps   The Portfolio may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the Portfolio pays a fee to protect against the risk that a security held by the Portfolio will default. As a seller of the swap, the Portfolio receives payment(s) in return for its obligation to pay the counterparty an agreed upon value of a security in the event of a default of the security issuer. Credit default swaps are largely unregulated and susceptible to liquidity, credit, and counterparty risks.

Currency   To the extent that the Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio and reduce its returns. Derivatives may not perform as expected, so the Portfolio may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio to the risk of improper valuation.

42	ING Pioneer High Yield Portfolio

Floating Rate Loans   The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans and many floating rate loans are subject to restrictions on resale.

Focused Investing   To the extent that the Portfolio invests a substantial portion of its assets in a particular industry, sector, market segment, or geographical area, its investments will be sensitive to developments in that industry, sector, market segment, or geographical area. The Portfolio assumes the risk that changing economic conditions; changing political or regulatory conditions; or natural and other disasters affecting the particular industry, sector, market segment, or geographical area in which the Portfolio focuses its investments could have a significant impact on its investment performance and could ultimately cause the Portfolio to underperform, or be more volatile than, other funds that invest more broadly.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. Foreign investment risks may be greater in developing and emerging markets than in developed markets.

High-Yield Securities   Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Interest in Loans   The value and the income streams of interests in loans (including participation interests in lease financings and assignments in secured variable or floating rate loans) will decline if borrowers delay payments or fail to pay altogether. A large rise in interest rates could increase this risk. Although loans are generally fully collateralized when purchased, the collateral may become illiquid or decline in value. Many loans themselves carry liquidity and valuation risks.

Interest Rate   With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase the Portfolio’s exposure to risks associated with rising interest rates.

Leverage   Certain transactions and investment strategies may give rise to leverage. Such transactions and investment strategies, include, but are not limited to: borrowing, dollar rolls, reverse repurchase agreements, loans of portfolio securities and the use of when-issued, delayed-delivery or forward-commitment transactions. The use of certain derivatives may also increase leveraging risk. The use of leverage may increase the Portfolio’s expenses and increase the impact of the Portfolio’s other risks.

Liquidity   If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Portfolio’s manager might wish to sell, and the security could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Portfolio could realize upon disposition. The Portfolio may make investments that become less liquid in response to market developments or adverse investor perception. The Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the Portfolio.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the value-oriented securities in which the Portfolio invests. Rather, the market could favor growth-oriented securities or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Portfolio costs and impair the ability of the Portfolio to achieve its investment objectives.

Mortgage- and/or Asset-Backed Securities Defaults on or the low credit quality or liquidity of the underlying assets of the asset-backed (including mortgage-backed) securities held by the Portfolio may impair the value of the securities. There may be limitations on the enforceability of any security interest granted with respect to those underlying assets. These securities also present a higher degree of prepayment and extension risk and interest rate risk than do other types of fixed-income securities.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio.

ING Pioneer High Yield Portfolio	43

Prepayment and Extension   Prepayment risk is the risk that principal on mortgages or other loan obligations underlying a security may be repaid prior to the stated maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. Extension risk is the risk that an issuer will exercise its right to repay principal on an obligation held by the Portfolio later than expected, which may decrease the value of the obligation and prevent the Portfolio from investing expected repayment proceeds in securities paying yields higher than the yields paid by the securities that were expected to be repaid.

Real Estate Companies and Real Estate Investment Trusts (“REITs”)   Investing in real estate companies and REITs may subject the Portfolio to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.

Securities Lending   Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolio will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

Sovereign Debt   These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

Zero-Coupon Bonds and Pay-in-Kind Securities   Zero-coupon bonds and pay-in-kind securities may be subject to greater fluctuations in price from interest rate changes than conventional interest-bearing securities. The Portfolio may have to pay out the imputed income on zero-coupon bonds without receiving the actual cash currency. The values of interest-only and principal-only mortgage-related securities also are subject to prepayment risk and interest rate risks.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio’s Class I shares’ performance from year to year, and the table compares the Portfolio’s Class I shares’ performance to the performance of a broad-based securities market index/indices for the same period. The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio’s past performance is no guarantee of future results.

Calendar Year Total Returns
(as of December 31 of each year)

Best quarter: 2nd, 2009, 28.78% and Worst quarter: 4th, 2008, (20.82)%

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs	10 Yrs (or since inception)	Inception Date
Class I	%	16.21	10.12	9.29	01/03/06
BoA/ML HYM II Index[1]	%	15.58	10.01	9.11[2]	—
BoA/ML ACSQ Index[1]	%	16.89	5.33	6.81[2]	—

1	The index returns do not reflect deductions for fees, expenses, or taxes.

2	Reflects index performance since the date closest to the Class’ inception for which data is available.

PORTFOLIO MANAGEMENT

Investment Adviser	Sub-Adviser
Directed Services LLC	Pioneer Investment Management, Inc.

Portfolio Managers
Andrew Feltus	Tracy Wright
Portfolio Manager (since 04/07)	Portfolio Manager (since 04/07)

44	ING Pioneer High Yield Portfolio

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

ING Pioneer High Yield Portfolio	45

ING T. Rowe Price Diversified Mid Cap Growth Portfolio

INVESTMENT OBJECTIVE

The Portfolio seeks long-term capital appreciation.

FEES AND EXPENSES OF THE PORTFOLIO

The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class	I
Management Fee	0.64%
Distribution and/or Shareholder Services (12b-1) Fees	None
Administrative Services Fee	0.10%
Other Expenses	0.04%
Total Annual Portfolio Operating Expenses	0.78%
Waivers and Reimbursements[2]	(0.03)%
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	0.75%

1	The expense ratio has been adjusted to reflect current fees.

2	The adviser is contractually obligated to limit expenses to 0.75% of Class I shares through May 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years.

Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
I	$77	246	430	963

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Example, affect the Portfolio’s performance.

During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 17% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in the equity securities of companies having a market capitalization within the range of companies in the Russell Midcap® Growth Index or the Standard and Poor’s MidCap 400 Index (the “Indices”) at the time of purchase. The Portfolio will provide shareholders with at least 60 days’ prior written notice of any change in this non-fundamental investment policy. As of December 31, 2012 the smallest company in the Russell Midcap® Growth Index had a market capitalization of $403.7 million and the largest had a market capitalization of $21.2 billion. As of December 31, 2012 the smallest company in the Standard and Poor’s MidCap 400 Index had a market capitalization of $498.4 million and the largest had a market capitalization of $16.3 billion. The sub-adviser (“Sub-Adviser”) focuses on mid-sized companies whose earnings are expected to grow at a rate faster than the average company.

The Portfolio may on occasion purchase a stock whose market capitalization is outside of the capitalization range of mid-sized companies. The market capitalization of the companies in the Portfolio and the Indices will change over time, and the Portfolio will not automatically sell or cease to purchase a stock of a company it already owns just because the company’s market capitalization grows or falls outside of the index ranges.

Stock selection is based on a combination of fundamental, bottom-up analysis and top-down quantitative strategies in an effort to identify companies with superior long-term appreciation prospects. The Sub-Adviser generally uses a growth approach, looking for companies with one or more of the following characteristics: a demonstrated ability to consistently increase revenues, earnings, and cash flow; capable management; attractive business niches; and a sustainable competitive advantage.

Valuation measures, such as a company’s price/earnings ratio relative to the market and its own growth rate, are also considered. Most holdings are expected to have relatively low dividend yields.

In pursuing its investment objective, the Sub-Adviser has the discretion to deviate from the Portfolio’s normal investment criteria, as described above, and purchase securities that it believes will

46	ING T. Rowe Price Diversified Mid Cap Growth Portfolio

provide an opportunity for gain. These special situations might arise when the Sub-Adviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, a new product introduction or innovation, or a favorable competitive development.

While most assets will be invested in U.S. common stocks, to a limited extent, other securities may also be purchased, including foreign stocks, futures, and forward foreign currency exchange contracts, in keeping with the Portfolio’s investment objective. Any investments in futures would typically serve as an efficient means of gaining exposure to certain markets or as a cash management tool to maintain liquidity while being invested in the market. Forward foreign currency exchange contracts would primarily be used to help protect the Portfolio’s foreign holdings from unfavorable changes in foreign currency exchange rates.

The Portfolio may also invest, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”), in shares of T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund, internally managed money market funds of the Sub-Adviser. In addition, the Portfolio may invest in U.S. and foreign dollar denominated money market securities and U.S. and foreign dollar currencies.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio. Any of the following risks, among others, could affect Portfolio performance or cause the Portfolio to lose money or to underperform market averages of other funds.

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Currency   To the extent that the Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio and reduce its returns. Derivatives may not perform as expected, so the Portfolio may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio to the risk of improper valuation.

Foreign Investments   Investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

Growth Investing   Prices of growth stocks typically reflect high expectations for future company growth, and may fall quickly and significantly if investors suspect that actual growth may be less than expected. Growth companies typically lack any dividends that might cushion price declines. Growth stocks tend to be more volatile than value stocks, and may underperform the market as a whole over any given time period.

Investment Model   The manager’s proprietary model may not adequately allow for existing or unforeseen market factors or the interplay between such factors.

Liquidity   If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Portfolio’s manager might wish to sell, and the security could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Portfolio could realize upon disposition. The Portfolio may make investments that become less liquid in response to market developments or adverse investor perception. The Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the Portfolio.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Portfolio costs and impair the ability of the Portfolio to achieve its investment objectives.

Mid-Capitalization Company   Investments in mid-capitalization companies may involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management.

ING T. Rowe Price Diversified Mid Cap Growth Portfolio	47

Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio.

Securities Lending   Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolio will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

Special Situations   A “special situation” arises when, in the Sub-Adviser’s opinion, securities of a particular company will appreciate in value within a reasonable period because of unique circumstances applicable to the company. Special situations often involve much greater risk than is inherent in ordinary investment securities. Investments in special situation companies may not appreciate and the Portfolio’s performance could suffer if an anticipated development does not occur or does not produce the anticipated result.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio’s Class I shares’ performance from year to year, and the table compares the Portfolio’s Class I shares’ performance to the performance of a broad-based securities market index/indices for the same period. The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio’s past performance is no guarantee of future results.

Calendar Year Total Returns
(as of December 31 of each year)

Best quarter: 2nd, 2003, 20.08% and Worst quarter: 4th, 2008, (27.63)%

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs	10 Yrs	Inception Date
Class I	%	16.13	3.65	9.81	12/10/01
S&P MidCap 400 Index[1]	%	17.88	5.15	10.53	—
Russell Midcap® Growth Index[1]	%	15.81	3.23	10.32	—

1	The index returns do not reflect deductions for fees, expenses, or taxes.

PORTFOLIO MANAGEMENT

Investment Adviser	Sub-Adviser
Directed Services LLC	T. Rowe Price Associates, Inc.

Portfolio Managers
Donald J. Peters	Donald J. Easley
Portfolio Manager (since 11/04)	Portfolio Manager (since 05/09)

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

48	ING T. Rowe Price Diversified Mid Cap Growth Portfolio

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

ING T. Rowe Price Diversified Mid Cap Growth Portfolio	49

ING T. Rowe Price Growth Equity Portfolio

INVESTMENT OBJECTIVES

The Portfolio seeks long-term capital growth, and secondarily, increasing dividend income.

FEES AND EXPENSES OF THE PORTFOLIO

The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class	I
Management Fee	0.60%
Distribution and/or Shareholder Services (12b-1) Fees	None
Administrative Services Fee	0.10%
Other Expenses	0.04%
Total Annual Portfolio Operating Expenses	0.74%
Waivers and Reimbursements[2]	(0.01)%
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	0.73%

1	The expense ratio has been adjusted to reflect current fees.

2	The adviser is contractually obligated to limit expenses to 0.75% of Class I shares through May 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years. In addition, the adviser is contractually obligated to waive a portion of the management fee through May 1, 2014. Lastly, the adviser is contractually obligated to further waive a portion of the management fee through May 1, 2014. Based upon net assets as of December 31, 2012, these management fee waivers for the Portfolio would be (0.01)%. There is no guarantee that these management fee waivers will continue after May 1, 2014. These management fee waivers will only renew if the adviser elects to renew them.

Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
I	$75	236	410	917

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Example, affect the Portfolio’s performance.

During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 38% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks. The Portfolio will provide shareholders with at least 60 days’ prior written notice of any change in this non-fundamental investment policy. The Portfolio concentrates its investments in growth companies. The sub-adviser (“Sub-Adviser”) seeks investments in companies that have the ability to pay increasing dividends through strong cash flows and whose rates of earnings growth are considered above average. In addition, the Sub-Adviser seeks companies with a lucrative niche in the economy that the Sub-Adviser believes will give them the ability to sustain earnings momentum even during times of slow economic growth. As growth investors, the Sub-Adviser believes that when a company’s earnings grow faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.

The Portfolio may also purchase, to a limited extent, foreign stocks, hybrid securities, futures, and forward foreign currency exchange contracts, in keeping with its objectives. Any investments in futures would typically serve as an efficient means of gaining exposure to certain markets or as a cash management tool to maintain liquidity while being invested in the market. Forward foreign currency exchange contracts would primarily be used to help protect the Portfolio’s foreign holdings from unfavorable changes in foreign currency exchange rates. The Portfolio may have exposure to foreign currencies through its investment in foreign securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of foreign currency at a future date. The Portfolio’s investments in foreign securities are limited to 30% of the Portfolio’s assets.

50	ING T. Rowe Price Growth Equity Portfolio

The Portfolio may also invest, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”), in shares of T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund, internally managed money market funds of the Sub-Adviser. In addition, the Portfolio may invest in U.S. and foreign dollar denominated money market securities and U.S. and foreign dollar currencies.

In pursuing its investment objectives, the Sub-Adviser has the discretion to deviate from its normal investment criteria, as described above, and purchase securities that it believes will provide an opportunity for gain. These special situations might arise when the Sub-Adviser believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, a new product introduction or innovation, or a favorable competitive development.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio. Any of the following risks, among others, could affect Portfolio performance or cause the Portfolio to lose money or to underperform market averages of other funds.

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Currency   To the extent that the Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio and reduce its returns. Derivatives may not perform as expected, so the Portfolio may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio to the risk of improper valuation.

Foreign Investments   Investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

Growth Investing   Prices of growth stocks typically reflect high expectations for future company growth, and may fall quickly and significantly if investors suspect that actual growth may be less than expected. Growth companies typically lack any dividends that might cushion price declines. Growth stocks tend to be more volatile than value stocks, and may underperform the market as a whole over any given time period.

Liquidity   If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Portfolio’s manager might wish to sell, and the security could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Portfolio could realize upon disposition. The Portfolio may make investments that become less liquid in response to market developments or adverse investor perception. The Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the Portfolio.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Portfolio costs and impair the ability of the Portfolio to achieve its investment objectives.

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing the Portfolio that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

ING T. Rowe Price Growth Equity Portfolio	51

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio.

Securities Lending   Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolio will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

Special Situations   A “special situation” arises when, in the Sub-Adviser’s opinion, securities of a particular company will appreciate in value within a reasonable period because of unique circumstances applicable to the company. Special situations often involve much greater risk than is inherent in ordinary investment securities. Investments in special situation companies may not appreciate and the Portfolio’s performance could suffer if an anticipated development does not occur or does not produce the anticipated result.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio’s Class I shares’ performance from year to year, and the table compares the Portfolio’s Class I shares’ performance to the performance of a broad-based securities market index/indices for the same period. The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio’s past performance is no guarantee of future results.

Calendar Year Total Returns
(as of December 31 of each year)

Best quarter: 1st, 2012, 19.11% and Worst quarter: 4th, 2008, (23.55)%

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs	10 Yrs	Inception Date
Class I	%	18.92	2.58	8.02	11/28/97
S&P 500® Index[1]	%	16.00	1.66	7.10	—
Russell 1000® Growth Index[1]	%	15.26	3.12	7.52	—

1	The index returns do not reflect deductions for fees, expenses, or taxes.

PORTFOLIO MANAGEMENT

Investment Adviser	Sub-Adviser
Directed Services LLC	T. Rowe Price Associates, Inc.

Portfolio Manager
P. Robert Bartolo
Portfolio Manager (since 10/07)

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

52	ING T. Rowe Price Growth Equity Portfolio

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

ING T. Rowe Price Growth Equity Portfolio	53

ING Templeton Foreign Equity Portfolio

INVESTMENT OBJECTIVE

The Portfolio seeks long-term capital growth.

FEES AND EXPENSES OF THE PORTFOLIO

The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class	I
Management Fee	0.78%
Distribution and/or Shareholder Services (12b-1) Fees	None
Administrative Services Fee	0.10%
Other Expenses	0.08%
Total Annual Portfolio Operating Expenses	0.96%
Waivers and Reimbursements[2]	(0.04)%
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	0.92%

1	The expense ratio has been adjusted to reflect current contractual rates.

2	The adviser is contractually obligated to limit expenses to 0.98% of Class I shares through May 1, 2014. This obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years. In addition, the adviser is contractually obligated to further limit expenses to 0.92% for Class I shares through May 1, 2014. There is no guarantee that this obligation will continue after May 1, 2014 and the obligation will only continue if the adviser elects to renew it. Any fees waived pursuant to this obligation shall not be eligble for recoupment. These obligations does not extend to interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses.

Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
I	$94	302	527	1,174

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Example, affect the Portfolio’s performance.

During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 9% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in foreign (non-U.S.) equity securities, including countries with emerging securities markets. The Portfolio will provide shareholders with at least 60 days’ prior written notice of any change in this non-fundamental investment policy. Equity securities include common stocks, preferred stocks, and convertible securities. Convertible securities are debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances.

The Portfolio also invests in depositary receipts. The Portfolio, from time to time, may have significant investments in one or more countries or in particular sectors, such as financial institutions or industrial companies.

The Portfolio may use certain derivative strategies, which would include futures and equity linked notes, seeking to protect its assets, implement a cash or tax management strategy, or enhance its returns.

The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).

When choosing equity investments for the Portfolio, the sub-adviser (“Sub-Adviser”) applies a “bottom up,” value-oriented, long-term approach, focusing on the market price of a company’s securities relative to the Sub-Adviser’s evaluation of the company’s long-term earnings, asset value and cash flow potential. The Sub-Adviser also considers a company’s price/earnings ratio, profit margins and liquidation value.

In selecting securities for the Portfolio, the Sub-Adviser attempts to identify those companies that offer above-average opportunities for capital appreciation in various countries and industries where economic and political factors, including currency movements, are favorable to capital growth.

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The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio. Any of the following risks, among others, could affect Portfolio performance or cause the Portfolio to lose money or to underperform market averages of other funds.

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Convertible Securities   Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.

Credit   Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Currency   To the extent that the Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio and reduce its returns. Derivatives may not perform as expected, so the Portfolio may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio to the risk of improper valuation.

Focused Investing   To the extent that the Portfolio invests a substantial portion of its assets in a particular industry, sector, market segment, or geographical area, its investments will be sensitive to developments in that industry, sector, market segment, or geographical area. The Portfolio assumes the risk that changing economic conditions; changing political or regulatory conditions; or natural and other disasters affecting the particular industry, sector, market segment, or geographical area in which the Portfolio focuses its investments could have a significant impact on its investment performance and could ultimately cause the Portfolio to underperform, or be more volatile than, other funds that invest more broadly.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. Foreign investment risks may be greater in developing and emerging markets than in developed markets.

Interest Rate   With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase the Portfolio’s exposure to risks associated with rising interest rates.

Liquidity   If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Portfolio’s manager might wish to sell, and the security could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Portfolio could realize upon disposition. The Portfolio may make investments that become less liquid in response to market developments or adverse investor perception. The Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the Portfolio.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the value-oriented securities in which the Portfolio invests. Rather, the market could favor growth-oriented securities or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may

ING Templeton Foreign Equity Portfolio	55

adversely impact the investment techniques available to a manager, add to Portfolio costs and impair the ability of the Portfolio to achieve its investment objectives.

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing the Portfolio that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio.

Securities Lending   Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolio will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio’s Class I shares’ performance from year to year, and the table compares the Portfolio’s Class I shares’ performance to the performance of a broad-based securities market index/indices for the same period. The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio’s past performance is no guarantee of future results.

Calendar Year Total Returns
(as of December 31 of each year)

Best quarter: 2nd, 2009, 26.08% and Worst quarter: 3rd, 2011, (21.24)%

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs	10 Yrs (or since inception)	Inception Date
Class I	%	18.89	(2.15)	3.37	01/03/06
MSCI ACW IndexSM Ex-U.S.[1]	%	16.83	(2.89)	3.54[2]	—
MSCI EAFE® Index[1]	%	17.32	(3.69)	2.19[2]	—

1	The index returns include the reinvestment of dividends and distributions net of witholding taxes, but do not reflect fees, brokerage commissions, or other expenses.

2	Reflects index performance since the date closest to the Class’ inception for which data is available.

PORTFOLIO MANAGEMENT

Investment Adviser	Sub-Adviser
Directed Services LLC	Templeton Investment Counsel, LLC

Portfolio Managers
Antonio T. Docal, CFA	Peter A. Nori, CFA
Portfolio Manager (since 11/06)	Portfolio Manager (since 11/06)
Cindy L. Sweeting, CFA
Portfolio Manager (since 11/06)

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

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TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

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KEY PORTFOLIO INFORMATION

This Prospectus contains information about the Portfolios and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.

The Portfolios’ Statement of Additional Information (“SAI”) is incorporated by reference into (legally made a part of) this Prospectus. It identifies investment restrictions, more detailed risk descriptions, a description of how the bond rating system works, and other information that may be helpful to you in your decision to invest. You may obtain a copy, without charge, from the Portfolios.

Other ING Funds may also be offered to the public that have similar names, investment objectives, and principal investment strategies as those of the Portfolios. You should be aware that a Portfolio is likely to differ from these other ING Funds in size and cash flow pattern. Accordingly, the performance of a Portfolio can be expected to vary from those of other ING Funds.

Other mutual funds and/or funds-of-funds may invest in the Portfolios. So long as the Portfolios accept investments by other investment companies, they will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

Each of the Portfolios is a series of ING Partners, Inc. (“Company”), a Maryland corporation. Each Portfolio is managed by Directed Services LLC (“DSL” or “Adviser”).

The Portfolios’ shares are classified into up to four classes of shares, Adviser Class (“Class ADV”), Initial Class (“Class I”), Service Class (“Class S”) and Service 2 Class (“Class S2”) shares. The classes of shares of each Portfolio are identical except for different expenses, certain related rights, and certain shareholder services. All share classes of each Portfolio have a common investment objective and investment portfolio. Only Class I shares are offered in this Prospectus. Class I shares are not subject to any sales loads.

Fundamental Policies

Fundamental investment policies contained in the SAI may not be changed without shareholder approval. The Board of Directors (“Board”) and/or the Adviser may change any other policies and investment strategies.

Non-Fundamental Investment Policies

Certain Portfolios have adopted non-fundamental investment policies to invest the Portfolio’s assets in securities that are consistent with the Portfolio’s name. For more information about these policies, please consult the SAI.

Portfolio Diversification

Each Portfolio is diversified, as such term is defined in the Investment Company Act of 1940 (“1940 Act”). A diversified fund may not, as to 75% of its total assets, invest more than 5% of its total assets in any one issuer and may not purchase more than 10% of the outstanding voting securities of any one issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or other investment companies). A non-diversified fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer.

Investor Diversification

Although the Portfolios are designed to serve as a component of a diversified investment portfolio of securities, no single mutual fund can provide an appropriate investment program for all investors. You should evaluate each Portfolio in the context of your personal financial situation, investment objectives, and other investments.

Temporary Defensive Strategies

When the Adviser or sub-adviser (if applicable) to a Portfolio anticipates unusual market or other conditions, the Portfolio may temporarily depart from its principal investment strategies as a defensive measure. In such circumstances, that Portfolio may invest in securities believed to present less risk, such as cash, cash equivalents, money market fund shares and other money market instruments, debt securities that are high quality or higher quality than normal, more liquid securities, or others. While a Portfolio invests defensively, it may not achieve its investment objective. A Portfolio’s defensive investment position may not be effective in protecting its value. It is impossible to predict accurately how long such alternative strategies may be utilized. The types of defensive positions in which a Portfolio may engage are identified and discussed in the SAI.

Percentage and Rating Limitations

The percentage and rating limitations on Portfolio investments listed in this Prospectus apply at the time of investment.

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KEY PORTFOLIO INFORMATION  (continued)

Investment Not Guaranteed

Please note your investment is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

Shareholder Reports

Each Portfolio’s fiscal year ends December 31. Each Portfolio will send financial statements to its shareholders at least semi-annually. An annual shareholder report containing financial statements audited by an independent registered public accounting firm will be sent to shareholders every year.

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MORE INFORMATION ABOUT THE PORTFOLIOS

Additional Information About the Investment Objectives

Each Portfolio’s investment objective is non-fundamental and may be changed by a vote of the Portfolio’s Board, without shareholder approval. A Portfolio will provide 60 days’ prior written notice of any change in a non-fundamental investment objective. There is no guarantee the Portfolios will achieve their respective investment objectives.

Additional Information About Principal Investment Strategies

For a complete description of each Portfolio’s principal investment strategies, please see the Portfolio’s summary prospectus or the summary section of this Prospectus.

Additional Information About the Risks

All mutual funds involve risk - some more than others - and there is always the chance that you could lose money or not earn as much as you hope. A Portfolio’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. Below is a discussion of the risks associated with certain of the types of securities in which the Portfolios may invest and certain of the investment practices that the Portfolios may use. For more information about these and other types of securities and investment techniques that may be used by the Portfolios, see the SAI.

Many of the investment techniques and strategies discussed in this Prospectus and in the SAI are discretionary which means that the Adviser or sub-adviser can decide whether to use them. The Portfolios may invest in these securities or use these techniques as part of the Portfolios’ principal investment strategies. However, the Adviser or sub-adviser may also use these investment techniques or make investments in securities that are not a part of the Portfolios’ principal investment strategies.

The discussions below expand on the risks included in a Portfolio’s summary section of the Prospectus. Please see the SAI for a further discussion of the principal and other investment strategies employed by each Portfolio.

Asset Allocation.  The success of a portfolio’s strategy depends on the sub-adviser’s skill in allocating portfolio assets between equity securities and debt instruments and in choosing investments within those categories. There is a risk that portfolio may allocate assets to an asset class that underperforms other asset classes.

Bank Instruments.  A portfolio may invest in certificates of deposit, fixed-time deposits, bankers’ acceptances, and other debt and deposit-type obligations issued by banks. Although a portfolio attempts to invest only with high-quality banking institutions, most banking institutions are dependent on other institutions to fulfill their obligations. As a result, changes in economic, regulatory, political conditions, or other events that affect the banking industry may have an adverse effect on the banking institutions in which a portfolio invests or that serve as counterparties in transactions with the portfolio.

Call.  During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, a portfolio would experience a decline in income.

Company.  The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Convertible Securities.  Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.

The value of a convertible security will normally fluctuate in some proportion to changes in the value of the underlying security because of the conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying security. A convertible security may also provide income and be subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk. In the event the issuer of a convertible security is unable to meet its financial obligations, declares bankruptcy, or becomes insolvent, a portfolio could lose money. A portfolio may be forced to convert a convertible security before it otherwise would do so, which may decrease the portfolio’s returns.

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MORE INFORMATION ABOUT THE PORTFOLIOS  (continued)

Credit.  Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Credit Default Swaps.  A portfolio may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, a portfolio pays a fee to protect against the risk that a security held by the portfolio will default. As a seller of the swap, a portfolio receives payment(s) in return for its obligation to pay the counterparty an agreed upon value of a security in the event of a default of the security issuer. Credit default swaps are largely unregulated and susceptible to liquidity, credit, and counterparty risks.

Currency.  To the extent that a portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad. As a result, a portfolio’s investments in foreign currency or foreign currency-denominated securities may reduce the value of the portfolio’s assets.

Derivative Instruments.  Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of a portfolio and reduce its returns. Derivatives may not perform as expected, so a portfolio may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose a portfolio to the risk of improper valuation. Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. The investment of a portfolio’s assets required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the portfolio; therefore, the purchase of certain derivatives may have an economic leveraging effect on the portfolio; thus exaggerating any increase or decrease in the net asset value of the portfolio. Investments in derivatives are generally negotiated over-the-counter with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability to perform its obligations and further that any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a portfolio to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or for prices that do not reflect current market value. A portfolio’s adviser or sub-adviser might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains to a portfolio.

Dividend.  Companies that issue dividend yielding equity securities are not required to continue to pay dividends on such securities. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future.

Floating Rate Loans.  The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans and many floating rate loans are subject to restrictions on resale.

Focused Investing.  To the extent that a portfolio invests a substantial portion of its assets in a particular industry, sector, market segment, or geographical area, its investments will be sensitive to developments in that industry, sector, market segment, or geographical area. A portfolio assumes the risk that changing economic conditions; changing political or regulatory conditions; or natural and other disasters affecting the particular industry, sector, market segment, or geographical area in which the portfolio focuses its investments could have a significant impact on its investment performance and could ultimately cause the portfolio to underperform, or be more volatile than, other funds that invest more broadly.

Foreign Investments/Developing and Emerging Markets.  To the extent a portfolio invests in securities of issuers in markets outside the United States, its share price may be more volatile than if it invested in securities of issuers in the U.S. market due to, among other things, the following factors: comparatively unstable political, social and economic

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MORE INFORMATION ABOUT THE PORTFOLIOS  (continued) conditions, and limited or ineffectual judicial systems; comparatively small market sizes, making securities less liquid and securities prices more sensitive to the movements of large investors and more vulnerable to manipulation; governmental policies or actions, such as high taxes, restrictions on currency movements, replacement of currency, potential for default on sovereign debt, trade or diplomatic disputes, creation of monopolies, and the seizure of private property through confiscatory taxation and expropriation or nationalization of company assets; incomplete, outdated, or unreliable information about securities issuers due to less stringent market regulation and accounting standards; comparatively undeveloped markets and weak banking and financial systems; market inefficiencies, such as higher transaction costs, and administrative difficulties, such as delays in processing transactions; and fluctuations in foreign currency exchange rates, which could reduce gains or widen losses. In addition, foreign taxes could reduce the income available to distribute to shareholders, and special U.S. tax considerations could apply to foreign investments. Depositary receipts are subject to risks of foreign investments and might not always track the price of the underlying foreign security. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

Foreign investment risks typically are greater in developing and emerging markets than in developed markets, for such reasons as social or political unrest, heavy economic dependence on agriculture or exports (particularly commodities), undeveloped or overburdened infrastructures, vulnerability to natural disasters, significant and unpredictable government intervention in markets or the economy, currency devaluations, runaway inflation, environmental problems, and business practices that depart from norms for developed countries and less developed or liquid markets for securities generally.

Growth Investing.  Prices of growth stocks typically reflect high expectations for future company growth, and may fall quickly and significantly if investors suspect that actual growth may be less than expected. Growth companies typically lack any dividends that might cushion price declines. Growth stocks tend to be more volatile than value stocks, and may underperform the market as a whole over any given time period. Growth-oriented stocks typically sell at relatively high valuations as compared to other types of securities. Securities of growth companies may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth potential, they usually invest a high portion of earnings in their business, and they may lack the dividends of value stocks that can cushion stock prices in a falling market. The market may not favor growth-oriented stocks or may not favor equities at all. In addition, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth. Historically, growth-oriented stocks have been more volatile than value-oriented stocks.

High-Yield Securities.  Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments. Investments in high-yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt instruments, but they also typically entail greater potential price volatility and principal and income risk. The prices of high-yield securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. High-yield securities structured as zero-coupon or pay-in-kind securities tend to be more volatile. The secondary market in which high-yield securities are traded is generally less liquid than the market for higher grade bonds. At times of less liquidity, it may be more difficult to value high-yield securities.

Inflation-Indexed Bonds.  If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Initial Public Offerings.  Initial Public Offerings (“IPOs”) and companies that have recently gone public have the potential to produce substantial gains for a portfolio. However, there is no assurance that a portfolio will have access to profitable IPOs or that IPOs in which the portfolio invests will rise in value. Furthermore, the value of securities of newly public companies may decline in value shortly after the IPO. When a portfolio’s asset base is small, the impact of such investments on the portfolio’s return will be magnified. If a portfolio’s assets grow, it is likely that the effect of the portfolio’s investment in IPOs on the portfolio’s return will decline.

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MORE INFORMATION ABOUT THE PORTFOLIOS  (continued)

Interest in Loans.  The value and the income streams of interests in loans (including participation interests in lease financings and assignments in secured variable or floating rate loans) will decline if borrowers delay payments or fail to pay altogether. A large rise in interest rates could increase this risk. Although loans are generally fully collateralized when purchased, the collateral may become illiquid or decline in value. Many loans themselves carry liquidity and valuation risks.

Interest Rate.  With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase a portfolio’s exposure to risks associated with rising interest rates.

Investment Model.  The manager’s proprietary model may not adequately allow for existing or unforeseen market factors or the interplay between such factors. The proprietary models used by a manager to evaluate securities or securities markets are based on the manager’s understanding of the interplay of market factors and do not assure successful investment. The markets, or the price of individual securities, may be affected by factors not foreseen in developing the models.

Leverage.  Certain transactions and investment strategies may give rise to leverage. Such transactions and investment strategies include, among others: borrowing, dollar rolls, reverse repurchase agreements, loans of portfolio securities and the use of when-issued, delayed-delivery or forward-commitment transactions. The use of certain derivatives may also create leveraging risk. The use of leverage may exaggerate any increase or decrease in the net asset value of a portfolio. The use of leverage may increase a portfolio’s expenses and increase the impact of the portfolio’s other risks. To mitigate leveraging risk, a portfolio will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements resulting in increased volatility of returns. Leverage, including borrowing, may cause a portfolio to be more volatile than if the portfolio had not been leveraged.

Liquidity.  If a security is illiquid, the adviser or sub-adviser might be unable to sell the security at a time when a portfolio’s manager might wish to sell, and the security could have the effect of decreasing the overall level of the portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount a portfolio could realize upon disposition. A portfolio may make investments that become less liquid in response to market developments or adverse investor perception. A portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the portfolio.

Market.  Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which a portfolio invests. Rather, the market could favor securities to which a portfolio is not exposed or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to portfolio costs and impair the ability of a portfolio to achieve its investment objectives.

Market Capitalization.  Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing a portfolio that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

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MORE INFORMATION ABOUT THE PORTFOLIOS  (continued)

Mid-Capitalization Company.  Investments in mid-capitalization companies may involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

Mortgage- and/or Asset-Backed Securities.  Defaults on or low credit quality or liquidity of the underlying assets of the asset-backed (including mortgage-backed) securities held by a portfolio may impair the value of the securities. There may be limitations on the enforceability of any security interest granted with respect to those underlying assets. These securities also present a higher degree of prepayment and extension risk and interest rate risk than do other types of fixed-income securities. Because of prepayment risk and extension risk, small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain asset-backed securities. The value of longer-term securities generally changes more in response to changes in interest rates than shorter term securities.

During an economic downturn, the mortgages, commercial or consumer loans, trade or credit card receivables, installment purchase obligations, leases, or other debt obligations underlying an asset-backed security may experience an increase in defaults as borrowers experience difficulties in repaying their loans which may cause the valuation of such securities to be more volatile and may reduce the value of such securities. These risks are particularly heightened for investments in asset-backed securities that contain sub-prime loans which are loans made to borrowers with weakened credit histories and often have higher default rates.

Municipal Obligations.  The municipal market in which a portfolio invests is volatile and can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities. Municipal revenue obligations are backed by the revenues generated from a specific project or facility and include industrial development bonds and private activity bonds. Private activity and industrial development bonds are dependent on the ability of the facility’s user to meet its financial obligations and the value of any real or personal property pledged as security for such payment. Many municipal securities are issued to finance projects relating to education, health care, transportation and utilities. Conditions in those sectors may affect the overall municipal market. In addition, municipal securities backed by current or anticipated revenues from a specific project or specific asset may be adversely affected by the discontinuance of the taxation supporting the project or asset or the inability to collect revenues for the project or from assets. If an issuer of a municipal security does not comply with applicable tax requirements, interest from the security may become taxable and the security could decline in value.

Other Investment Companies.  The main risk of investing in other investment companies, including exchange-traded funds (“ETFs”), is the risk that the value of the securities underlying an investment company might decrease. Because a portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the portfolio.

Other investment companies include ETFs and Holding Company Depositary Receipts (“HOLDRs”), among others. ETFs are exchange-traded investment companies that are, in many cases, designed to provide investment results corresponding to an index. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Additional risks of investments in ETFs include: (i) the market price of an ETF’s shares may trade at a discount to its net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading may be halted if the listing exchanges’ officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value.

Over-the-Counter Investments.  Investments purchased over-the-counter (“OTC”), including securities and derivatives, can involve greater risks than securities traded on recognized stock exchanges. OTC securities are generally securities of smaller or newer companies that may have limited product lines and markets compared to larger companies. They also can have less management depth, more reliance on key personnel, and less access to capital and credit. OTC securities tend to trade less frequently and in lower volume, and as a result have greater liquidity risk. Many of the protections

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MORE INFORMATION ABOUT THE PORTFOLIOS  (continued) afforded to participants on some organized exchanges, such as the performance guarantee of an exchange clearing house, are not available in connection with OTC derivatives transactions. Additionally, OTC investments are generally purchased either directly from a dealer or in negotiated transactions with the issuer and as such may expose a portfolio to counterparty risk.

Prepayment and Extension.  Prepayment risk is the risk that principal on mortgages or other loan obligations underlying a security may be repaid prior to the stated maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. Extension risk is the risk that an issuer will exercise its right to repay principal on an obligation held by a portfolio later than expected, which may decrease the value of the obligation and prevent the portfolio from investing expected repayment proceeds in securities paying yields higher than the yields paid by the securities that were expected to be repaid.

Real Estate Companies and Real Estate Investment Trusts (“REITs”).  Investing in real estate companies and REITs may subject the portfolio to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property. Some REITs may invest in a limited number of properties, in a narrow geographic area or in a single property type, which increases the risk that a portfolio could be unfavorably affected by the poor performance of a single investment or investment type. These companies are also sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. Borrowers could default on or sell investments the REIT holds, which could reduce the cash flow needed to make distributions to investors. In addition, REITs may also be affected by tax and regulatory requirements in that a REIT may not qualify for preferential tax treatments or exemptions. REITs require specialized management and pay management expenses.

Securities Lending.  Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that a portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that a portfolio will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

To generate additional income, a portfolio may lend securities to financial institutions that are believed to be creditworthy by the adviser. When lending securities, a portfolio will receive cash or U.S. government securities as collateral.

When a portfolio lends its securities, it is responsible for investing the cash it receives as collateral from the borrower, and the portfolio could incur losses in connection with the investment of such collateral, often referred to as “investment risk.” A portfolio will minimize investment risk by limiting the investment of cash collateral to high-quality instruments of short maturity.

A portfolio may also lose money from the failure of a borrower to return a borrowed security in a timely manner, often referred to as “borrower default risk.” In the event of a borrower default, a portfolio will be protected to the extent the portfolio is able to exercise its rights in the collateral promptly and the value of such collateral is sufficient to purchase replacement securities. In addition, a portfolio will be protected by its securities lending agent, which has agreed to indemnify the portfolio from losses resulting from borrower default.

Short Sales.  Short sales involve selling a security a portfolio does not own in anticipation that the security’s price will decline. When a portfolio sells a security short and the price of that security rises, it creates a loss for the portfolio. Short sales create leverage and could increase the volatility of a portfolio’s share price.

Short sales expose a portfolio to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the portfolio. When a portfolio must purchase the security it borrowed in a short sale as prevailing market rates, the potential loss may be greater for a short sale than for a short sale “against the box.” A short sale “against the box” may be used to hedge against market risks when the sub-adviser believes that the price of a security may decline, causing the value of a security owned by a portfolio or a security convertible into or exchangeable for such security, to decline. In such case, any future losses in the portfolio’s long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the portfolio owns.

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MORE INFORMATION ABOUT THE PORTFOLIOS  (continued)

Small-Capitalization Company.  Investments in small-capitalization companies may involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volume typical on a national securities exchange.

Sovereign Debt.  These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

Special Situations.  A “special situation” arises when, in a sub-adviser’s opinion, securities of a particular company will appreciate in value within a reasonable period because of unique circumstances applicable to the company. Special situations often involve much greater risk than is inherent in ordinary investment securities. Investments in special situation companies may not appreciate and a portfolio’s performance could suffer if an anticipated development does not occur or does not produce the anticipated result.

U.S. Government Securities and Obligations.  U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored enterprises. U.S. government securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. Some U.S. government securities are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. These include direct obligations of the U.S. Treasury such as U.S. Treasury notes, bills and bonds, as well as indirect obligations including certain securities of the Government National Mortgage Association, the Small Business Administration, and the Farmers Home Administration, among others. Other U.S. government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury, including certain securities of the Federal Financing Bank, the Federal Home Loan Bank, and the U.S. Postal Service. Still other agencies and instrumentalities are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. government. These include securities issued by the Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation, and the Federal Farm Credit Bank, among others. Consequently, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. No assurance can be given that the U.S. government would provide financial support to such agencies if it is not obligated to do so by law. U.S. government securities may be subject to varying degrees of credit risk and all U.S. government securities may be subject to price declines due to changing interest rates. Securities directly supported by the full faith and credit of the U.S. government have less credit risk.

Value Investing.  Securities that appear to be undervalued may never appreciate to the extent expected. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings and industrial production. The sub-adviser may be wrong in its assessment of a company’s value and the securities a portfolio holds may not reach their full values. A particular risk of a portfolio’s value approach is that some holdings may not recover and provide the capital growth anticipated or a security judged to be undervalued may actually be appropriately priced. The market may not favor value-oriented securities and may not favor equities at all. During those periods, a portfolio’s relative performance may suffer.

Zero-Coupon Bonds and Pay-in-Kind Securities.  Zero-coupon bonds and pay-in-kind securities may be subject to greater fluctuations in price from interest rate changes than conventional interest-bearing securities. A portfolio may have to pay out the imputed income on zero-coupon bonds without receiving the actual cash currency. The values of interest-only and principal-only mortgage-related securities also are subject to prepayment risk and interest rate risks.

Additional Risks

The discussion below also includes risks that are not considered to be principal risks of a Portfolio, but are considered to be relevant to each Portfolio.

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MORE INFORMATION ABOUT THE PORTFOLIOS  (continued)

Counterparty.  The entity with which a portfolio conducts portfolio-related business (such as trading or securities lending), or that underwrites, distributes or guarantees investments or agreements that the portfolio owns or is otherwise exposed to, may refuse or may become unable to honor its obligations under the terms of a transaction or agreement. As a result, that portfolio may sustain losses and be less likely to achieve its investment objective. These risks may be greater when engaging in over-the-counter transactions.

Duration.  One measure of risk for fixed-income securities is duration. Duration measures the sensitivity of a bond’s price to interest rate movements and is one of the tools used by a portfolio manager in selection of fixed-income securities. Historically, the maturity of a bond was also used as a proxy for the sensitivity of a bond’s price to changes in interest rates, otherwise known as a bond’s interest rate risk or volatility. According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of average life of a bond on a present value basis which was developed to incorporate a bond’s yield, coupons, final maturity and call features into one measure. As a point of reference, the duration of a noncallable 7% coupon bond with a remaining maturity of 5 years is approximately 4.5 years and the duration of a noncallable 7% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation. For example, the price of a bond with an average duration of 4.5 years would be expected to fall approximately 4.5% if interest rates rose by one percentage point. Conversely, the price of a bond with an average duration of 4.5 years would be expected to rise approximately 4.5% if interest rates drop by one percentage point.

Increase in Expenses.  Your actual cost of investing in a portfolio may be higher or lower than the expenses shown in the portfolio’s Annual Portfolio Operating Expenses for a variety of reasons. For example, expense ratios may be higher than those shown if the portfolio’s assets decrease. The portfolio’s assets may decrease and portfolio expense ratios increase for many reasons, including volatility in the portfolio’s net asset value caused by volatility in the secondary markets for assets in which the portfolio invests.

Investment by Other Funds.  Various other mutual funds and/or funds-of-funds, including some ING funds, may invest in a portfolio. If investments by these other funds result in large inflows or outflows of cash from the portfolio, the portfolio’s performance or realization of capital gains could be affected. While it is very difficult to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, these transactions could also increase transaction costs or portfolio turnover. The adviser or sub-adviser will monitor transactions by the funds-of-funds and will attempt to minimize any adverse effects on a portfolio and funds-of-funds as a result of these transactions.

Manager.  A portfolio is subject to manager risk because it is an actively managed investment portfolio. The adviser, the sub-adviser or each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for a portfolio, but there can be no guarantee that these will produce the desired results. Many managers of equity funds employ styles that are characterized as “value” or “growth.” However, these terms can have different application by different managers. One manager’s value approach may be different from another, and one manager’s growth approach may be different from another. For example, some value managers employ a style in which they seek to identify companies that they believe are valued at a more substantial or “deeper discount” to a company’s net worth than other value managers. Therefore, some funds that are characterized as growth or value can have greater volatility than other funds managed by other managers in a growth or value style.

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PORTFOLIO HOLDINGS INFORMATION

Portfolio Holdings Information

A description of each Portfolio’s policies and procedures regarding the release of portfolio holdings information is available in the Portfolios’ SAI. Portfolio holdings information can be reviewed online at www.INGInvestment.com.

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MANAGEMENT OF THE PORTFOLIOS

The Investment Adviser

DSL, a Delaware limited liability company, serves as the investment adviser to each of the Portfolios. DSL has overall responsibility for the management of the Portfolios. DSL provides or oversees all investment advisory and portfolio management services for the Portfolios and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. DSL is registered with the SEC as an investment adviser and with Financial Industry Regulatory Authority (“FINRA”) as a broker-dealer.

The Adviser is an indirect, wholly-owned subsidiary of ING U.S., Inc. (“ING U.S.”). ING U.S. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries. As of the date of this Prospectus, ING U.S. is a wholly-owned subsidiary of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin, with operations in more than 40 countries.

In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including ING U.S., before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep must divest at least 25% of ING U.S. by the end of 2013, more than 50% by the end of 2014, and the remaining interest by the end of 2016 (such divestment, the “Separation Plan”).

On November 9, 2012, ING U.S. filed a Registration Statement on Form S-1 (the “Form S-1”) with the U.S. Securities and Exchange Commission (“SEC”) to register an initial public offering of ING U.S. common stock (the “IPO”). Following an IPO, ING Groep would likely continue to own a majority of the common stock of ING U.S. Subsequent to an IPO, ING Groep would likely sell its controlling ownership interest in ING U.S. over time. While the base case for the Separation Plan is the IPO, all options remain open and it is possible that ING Groep’s divestment of ING U.S. may take place by means of a sale to a single buyer or group of buyers. Notwithstanding the filing of the Form S-1, there can be no assurance that the IPO will occur.

It is anticipated that one or more of the transactions contemplated by the Separation Plan would result in the automatic termination of the existing advisory and sub-advisory agreements under which the Adviser and sub-adviser(s) provide services to each Portfolio. In order to ensure that the existing investment advisory and sub-advisory services can continue uninterrupted, the Board approved new advisory and sub-advisory agreements for the Portfolios, as applicable, in connection with the IPO. In addition, shareholders of each Portfolio approved the new investment advisory and sub-advisory agreements prompted by the IPO, as well as any future advisory and sub-advisory agreements prompted by the Separation Plan that are approved by the Board and whose terms are not be materially different from the current agreements. This means that shareholders may not have another opportunity to vote on a new agreement with the Adviser or an affiliated sub-adviser even if they undergo a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of ING U.S.

The Separation Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of ING U.S. and its subsidiaries, including the Adviser and affiliated entities that provide services to the Portfolios, and may cause, among other things, interruption of business operations or services, diversion of management’s attention from day-to-day operations, reduced access to capital, and loss of key employees or customers. The completion of the Separation Plan is expected to result in the Adviser’s loss of access to the resources of ING Groep, which could adversely affect its business. It is anticipated that ING U.S., as a stand-alone entity, may be a publicly held U.S. company subject to the reporting requirements of the Securities Exchange Act of 1934 as well as other U.S. government and state regulations, and subject to the risk of changing regulation.

During the time that ING Groep retains a majority interest in ING U.S., circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep by European and other authorities, may also affect ING U.S. A failure to complete the Separation Plan could create uncertainty about the nature of the relationship between ING U.S. and ING Groep, and could adversely affect ING U.S. and the Adviser and its affiliates. Currently, the Adviser and its affiliates do not anticipate that the Separation Plan will have a material adverse impact on their operations or the Portfolios and their operations.

DSL’s principal office is located at 1475 Dunwoody Drive, West Chester, PA 19380. As of December 31, 2012, DSL managed approximately $42.1 billion in registered investment company assets.

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MANAGEMENT OF THE PORTFOLIOS  (continued)

Management Fees

DSL receives an annual fee for its advisory services to the Portfolios based on the average daily net assets of each of the Portfolios.

The following table shows the aggregate annual management fee paid by each Portfolio for the most recent fiscal year as a percentage of that Portfolio’s average daily net assets.

Management Fees
ING American Century Small-Mid Cap Value Portfolio	1.00%
ING Baron Growth Portfolio	0.85%
ING Columbia Contrarian Core Portfolio	0.80%
ING Columbia Small Cap Value II Portfolio	0.75%
ING Global Bond Portfolio	0.50%
ING Invesco Comstock Portfolio	0.60%
ING Invesco Equity and Income Portfolio	0.55%
ING JPMorgan Mid Cap Value Portfolio	0.75%
ING Oppenheimer Global Portfolio	0.60%
ING PIMCO Total Return Portfolio[1]	0.46%
ING Pioneer High Yield Portfolio	0.60%
ING T. Rowe Price Diversified Mid Cap Growth Portfolio	0.64%
ING T. Rowe Price Growth Equity Portfolio	0.60%
ING Templeton Foreign Equity Portfolio	0.78%

1	Effective May 1, 2012, the management fee was lowered from 0.50% to 0.44%.

The Adviser is responsible for all of its own costs, including costs of its personnel required to carry out its investment advisory duties.

For information regarding the basis for the Board’s approval of the investment advisory and investment sub-advisory relationships (if applicable), please refer to the Portfolios’ annual shareholder report dated December 31, 2012.

The Sub-Advisers and Portfolio Managers

The Adviser has engaged sub-advisers to provide the day-to-day management of each Portfolio’s portfolio. One of these sub-advisers is an affiliate of the Adviser.

The Adviser acts as a “manager-of-managers” for the Portfolios. The Adviser delegates to the sub-advisers of the Portfolios the responsibility for investment management, subject to the Adviser’s oversight. The Adviser is responsible for monitoring the investment program and performance of the sub-advisers of the Portfolios.

From time to time, the Adviser may also recommend the appointment of additional sub-advisers or replacement of non-affiliated sub-advisers to the Portfolios’ Board. It is not expected that DSL would normally recommend replacement of an affiliated sub-adviser as part of its oversight responsibilities. The Portfolios and the Adviser have received exemptive relief from the SEC to permit the Adviser, with the approval of the Portfolios’ Board, to appoint an additional non-affiliated sub-adviser or to replace an existing sub-adviser with a non-affiliated sub-adviser, as well as change the terms of a contract with a non-affiliated sub-adviser, without submitting the contract to a vote of the Portfolios’ shareholders. The Portfolios will notify shareholders of any change in the identity of a sub-adviser of the Portfolios, the addition of a sub-adviser to the Portfolios, or any change in the terms of a contract with a non-affiliated sub-adviser. In this event, the names of the Portfolios and their investment strategies may also change.

Under the terms of each sub-advisory agreement, the agreement can be terminated by the Adviser or a Portfolio’s Board. In the event a sub-advisory agreement is terminated, the sub-adviser may be replaced subject to any regulatory requirements or the Adviser may assume day-to-day investment management of a Portfolio.

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MANAGEMENT OF THE PORTFOLIOS  (continued)

ING American Century Small-Mid Cap Value Portfolio

American Century Investment Management, Inc.

American Century Investment Management, Inc. (“American Century” or “Sub-Adviser”), has been an investment adviser since 1958. The principal address of American Century is 4500 Main Street, Kansas City, Missouri 64111. As of December 31, 2012, American Century had assets under management of approximately $124.6 billion.

ING American Century Small-Mid Cap Value Portfolio is managed by a team of portfolio managers comprised of Benjamin Z. Giele, Jeff John, Phillip N. Davidson, Kevin Toney, Michael Liss and Brian Woglom. Mr. Giele and Mr. John are responsible for the management of small-capitalization assets of the Portfolio. Mr. Davidson, Mr. Toney, Mr. Liss and Mr. Woglom are responsible for the management of the mid-capitalization assets of the Portfolio.

Benjamin Z. Giele, CFA, Senior Vice President and Senior Portfolio Manager, joined American Century in 1998 and has been a portfolio manager since 1999.

Phillip N. Davidson, CFA, Chief Investment Officer (value equity), Senior Vice President and Senior Portfolio Manager, joined American Century in 1993 as a portfolio manager.

Kevin Toney, CFA, Vice President and Senior Portfolio Manager, joined American Century in 1999 and became a portfolio manager in 2006.

Michael Liss, CFA, CPA, Vice President and Senior Portfolio Manager, joined American Century in 1998 and became a portfolio manager in 2004.

Brian Woglom, CFA, Portfolio Manager, joined American Century Investments in 2005 as an investment analyst and became a portfolio manager in 2012.

Jeff John, CFA, Portfolio Manager, joined American Century Investments in 2008 as an analyst and became a portfolio manager in 2012.

ING Baron Growth Portfolio

BAMCO, Inc.

BAMCO, Inc. (“BAMCO” or “Sub-Adviser”), a subsidiary of Baron Capital Group, Inc., has been an investment adviser since March 6, 1987. The principal address of BAMCO is 767 Fifth Avenue, 49th Floor, New York, New York 10153. As of December 31, 2012, BAMCO had assets under management of approximately $15.2 billion.

The following individual is responsible for the day-to-day management of ING Baron Growth Portfolio.

Ronald Baron, Founder, Chief Executive Officer, Chief Investment Officer, and Chairman of BAMCO, has been a portfolio manager since 1987 and has managed money for others since 1975.

ING Columbia Contrarian Core Portfolio and ING Columbia Small Cap Value II Portfolio

Columbia Management Investment Advisers, LLC

Columbia Management Investment Advisers, LLC (“CMIA” or “Sub-Adviser”) (formerly, known as RiverSource Investments, LLC), is a registered investment adviser and is a wholly-owned subsidiary of Ameriprise Financial, Inc. Ameriprise Financial, Inc. is a financial planning and financial services company that has been offering solutions for clients’ asset accumulation, income management, and protection needs for more than 110 years. CMIA’s management experience covers all major asset classes, including equity securities, fixed-income securities and money market instruments. In addition to serving as an investment adviser to mutual funds, CMIA acts as an investment manager for itself, its affiliates, individuals, corporations, retirement plans, private investment companies, exchange-traded funds and financial intermediaries. The principal address of CMIA is 225 Franklin Street, Boston, MA 02110. As of December 31, 2012, CMIA had assets under management of approximately $331.8 billion.

The following individual is responsible for the day-to-day management of ING Columbia Contrarian Core Portfolio.

Guy W. Pope, Senior Portfolio Manager, has served as senior portfolio manager and managing director at Columbia Management Investment Advisers, LLC since 2004.

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MANAGEMENT OF THE PORTFOLIOS  (continued)
Historical adviser/name and strategies information:
Effective Date	Portfolio Name	Adviser
4/30/13	ING Columbia Contrarian Core Portfolio*	Columbia Management Investment Advisers, LLC
10/31/05	ING Davis New York Venture Portfolio*	Davis Selected Advisers, L.P
Since Inception	ING Salomon Brothers Fundamental Value Portfolio	Salomon Brothers Asset Management Inc.

*	Name change, change in sub-adviser, change in investment objective and principal investment strategies. Performance prior to the effective date is attributable to the previous sub-adviser.

The following individuals are jointly responsible for the day-to-day management of ING Columbia Small Cap Value II Portfolio.

Christian K. Stadlinger, Ph.D., CFA, is a Portfolio Manager of CMIA. From 2002 until he joined CMIA in May 2010, Dr. Stadlinger was associated with Columbia Management Advisors, LLC or its predecessors as an investment professional. Dr. Stadlinger has been a member of the investment community since 1989.

Jarl Ginsberg, CFA, is a Portfolio Manager of CMIA. From 2003 until he joined CMIA in May 2010, Mr. Ginsberg was associated with Columbia Management Advisors, LLC or its predecessors as an investment professional. Mr. Ginsberg has been a member of the investment community since 1987.

Historical sub-adviser/name and strategies information:
Effective Date	Portfolio Name	Sub-Adviser
4/29/11	ING Columbia Small Cap Value II Portfolio	Columbia Management Investment Advisers, LLC
5/01/10	ING Columbia Small Cap Value Portfolio	Columbia Management Investment Advisers, LLC*
Since Inception	ING Columbia Small Cap Value II Portfolio	Columbia Management Advisors, LLC

*	Sub-Adviser changed due to a sale transaction.

ING Global Bond Portfolio

ING Investment Management Co. LLC

ING Investment Management Co. LLC (“ING IM” or “Sub-Adviser”), a Delaware limited liability company, was founded in 1972 and is registered with the SEC as an investment adviser. ING IM is an indirect, wholly-owned subsidiary of ING U.S. and is an affiliate of ING Investments. ING IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. The principal office of ING IM is located at 230 Park Avenue, New York, New York 10169. As of December 31, 2012, ING IM managed approximately $66.3 billion in assets.

The Adviser may, from time to time, obtain from each of the following ING IM affiliates investment advice, including factual information, research reports, investment recommendations and trading services and to grant to one or more of the affiliates investment management authority if the Adviser believes that doing so would benefit the Portfolio. Each ING IM affiliate set forth below is a registered investment adviser and an indirect wholly-owned subsidiary of ING Groep:

ING Investment Management Advisors B.V.

ING Investment Management Advisors B.V. (“IIMA” or “Sub-Adviser”) is a Netherlands corporation organized in 1896 and became an investment advisory company in 1991. IIMA is registered with the SEC as an investment adviser. IIMA is a company organized to manage investments and provide investment advice to entities in Canada and United States. IIMA is an indirect, wholly-owned subsidiary of ING Groep and is an affiliate of ING Investments. The principal address of IIMA is Schenkkade 65, 2595 AS, The Hague, The Netherlands. As of December 31, 2012,

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MANAGEMENT OF THE PORTFOLIOS  (continued) IIMA had approximately $3.7 billion in assets under management. IIMA operates under the collective management of ING Investment Management Europe (“IIM Europe”) which, as of December 31, 2012, had approximately $242.4 billion in assets under management.

ING Investment Management Asia Pacific (Hong Kong) Limited

ING Investment Management Asia Pacific (Hong Kong) Limited (“IIM Asia Pacific” or “Sub-Adviser”) is an indirect, wholly-owned subsidiary belonging to ING Groep. IIM Asia Pacific is registered with the SEC as an investment adviser. IIM Asia Pacific operates under the collective management of ING Investment Management (“IIM”). The principal address of IIM Asia Pacific is Level 81, International Commerce Centre, 1 Austin Road, West Kowloon, Hong Kong. As of December 31, 2012, IIM Asia Pacific had over $1.1 billion assets under management.

ING IM will manage ING Global Bond Portfolio’s assets. However, in the future, DSL may allocate the Portfolio’s assets to IIM B.V. and/or IIM Asia Pacific for management, and may change the allocation of the Portfolio’s assets among all three sub-advisers in its discretion to pursue the Portfolio’s investment objective. Each sub-adviser would make investment decisions for the assets it is allocated to manage.

The following individuals are jointly responsible for the day-to-day management of ING Global Bond Portfolio.

Christine Hurtsellers, CFA, Portfolio Manager, has been with ING IM since 2005 and leads the fixed-income business for ING IM. From 1999 to 2005, Ms. Hurtsellers worked at Freddie Mac® where she managed adjustable-rate mortgages, mortgage-backed securities, collateralized mortgage obligations, and mortgage derivatives portfolios. Ms. Hurtsellers also managed portfolios for Alliance Capital Management and Banc One.

Michael Mata, Portfolio Manager, joined ING IM in 2004, and is head of multi-sector fixed-income strategies for the ING IM fixed-income group, that includes our U.S. core, core plus, and global bond strategies. Prior to joining ING IM, Mr. Mata was employed by Putnam Investments, where he was the senior risk manager for fixed-income portfolios. His previous experience includes risk management for fixed-income derivative and bond arbitrage trading at Lehman Brothers.

Robert Robis, CFA, Portfolio Manager, is head of fixed-income macro strategies for ING IM. In this role, Mr. Robis is responsible for contributing to strategy-setting across global rates, sectors, and currencies. Prior to joining ING IM in 2011, Mr. Robis was the senior fixed-income portfolio manager and global macro strategist at Oppenheimer Funds Inc. from 2005 to 2010. He began his career in 1995 with The Bank Credit Analyst Research Group.

Historical sub-adviser/name and strategies information:
Effective Date	Portfolio Name	Sub-Adviser
1/21/11	ING Global Bond Portfolio*	ING Investment Management Co
Since Inception	ING Oppenheimer Global Strategic Income Portfolio	OppenheimerFunds, Inc.

*	Name change, change in sub-adviser, change in investment objective and principal investment strategies. Performance prior to the effective date is attributable to the previous sub-adviser.

ING Invesco Comstock Portfolio and ING Invesco Equity and Income Portfolio

Invesco Advisers, Inc.

Invesco Advisers, Inc. (“Invesco” or “Sub-Adviser”) is a registered investment adviser and is a direct subsidiary of Invesco Ltd., a publicly traded company that, through its subsidiaries, engages in the business of investment management on an international basis. The principal address of Invesco is 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. As of December 31, 2012, Invesco had approximately $687.7 billion in assets under management.

The following individuals are jointly responsible for the day-to-day management of ING Invesco Comstock Portfolio.

Kevin Holt, Lead Portfolio Manager, joined Invesco in June 2010. Prior to that, Mr. Holt was with Van Kampen Asset Management since 1999.

Jason Leder, Portfolio Manager, joined Invesco in June 2010. Prior to that, Mr. Leder was with Van Kampen Asset Management since 1995.

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MANAGEMENT OF THE PORTFOLIOS  (continued)

Devin Armstrong, Portfolio Manager, joined Invesco in June 2010. Prior to that, Mr. Armstrong was with Van Kampen Asset Managment since 2007. He began his career with Morgan Stanley in 2004.

James Warwick, Portfolio Manager, joined Invesco in June 2010. Prior to that, Mr. Warwick was with Van Kampen Asset Management since 2002.

Matthew Seinsheimer, Portfolio Manager, has been associated with Invesco and/or its affiilates since 1998.

Historical adviser/name and strategies information:
Effective Date	Portfolio Name	Adviser
04/30/13	ING Invesco Comstock Portfolio	Invesco Advisers, Inc.
04/26/11	ING Invesco Van Kampen Comstock Portfolio*	Invesco Advisers, Inc.
6/01/10	ING Van Kampen Comstock Portfolio	Invesco Advisers, Inc.*

*	Name of Portfolio and Sub-Adviser changed due to a change in control.

The following individuals are jointly responsible for the day-to-day management of ING Invesco Equity and Income Portfolio.

Thomas Bastian, CFA, Lead Portfolio Manager, joined Invesco in June 2010. Prior to that, Mr. Bastian was with Van Kampen Asset Management since 2003 and from 2001 to 2003, Mr. Bastian was a portfolio manager at Eagle Asset Management.

Mark Laskin, Portfolio Manager, joined Invesco in June 2010. Prior to that, Mr. Laskin was with Van Kampen Asset Management since 2000.

Mary Jayne Maly, Portfolio Manager, joined Invesco in June 2010. Prior to that, Ms. Maly was with Van Kampen Asset Management since 1992.

Sergio Marcheli, Portfolio Manager joined Invesco in June 2010. Prior to that, Mr. Marcheli was with Van Kampen Asset Management since 2002.

James Roeder, Portfolio Manager, joined Invesco in June 2010. Prior to that, Mr. Roeder was with Van Kampen Asset Management since 1999.

Chuck Burge, Portfolio Manager, has been associated with Invesco and/or its affiliates since 2002.

Historical adviser/name and strategies information:
Effective Date	Portfolio Name	Adviser
04/30/13	ING Invesco Equity and Income Portfolio	Invesco Advisers, Inc.
04/29/11	ING Invesco Van Kampen Equity and Income Portfolio*	Invesco Advisers, Inc.
06/01/10	ING Van Kampen Equity and Income Portfolio	Invesco Advisers, Inc.*

*	Name of Portfolio and Sub-Adviser changed due to a change in control.

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MANAGEMENT OF THE PORTFOLIOS  (continued)

ING JPMorgan Mid Cap Value Portfolio

J.P. Morgan Investment Management Inc.

J.P. Morgan Investment Management Inc. (“JPMorgan” or “Sub-Adviser”) is an indirect wholly-owned subsidiary of JPMorgan Chase & Co., a bank holding company. JPMorgan also provides discretionary investment services to institutional clients. The principal address of JPMorgan is 270 Park Avenue, New York, New York 10017. As of December 31, 2012, JPMorgan and its affiliates had approximately $1.4 trillion in assets under management.

The following individuals are jointly responsible for the day-to-day management of ING JPMorgan Mid Cap Value Portfolio.

Jonathan K.L. Simon, Managing Director and Portfolio Manager in the U.S. equity value group. An employee since 1980, Mr. Simon joined JPMorgan as an analyst in the London office, transferred to New York in 1983, and became a portfolio manager in 1987. Mr. Simon has held numerous key positions, including president of Robert Fleming’s U.S. asset management operations and chief investment officer of U.S. value equity.

Lawrence Playford, CFA, Executive Director, and Portfolio Manager in the U.S. equity value group. An employee since 1993, Mr. Playford joined the investment team as an analyst in October 2003 and was named a portfolio manager in 2004.

Gloria Fu, CFA, Executive Director, and Portfolio Manager in the U.S. equity value group. An employee since 2002, Ms. Fu previously worked at JPMorgan Securities as a sell-side analyst focusing on the gaming and lodging industries. Ms. Fu joined the investment team as an analyst in February of 2004 and was named a portfolio manager in 2006.

ING Oppenheimer Global Portfolio

OppenheimerFunds, Inc.

OppenheimerFunds, Inc. (“OppenheimerFunds” or “Sub-Adviser”), is wholly-owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company. It has been an investment adviser since January 1960. The principal address of OppenheimerFunds is Two World Financial Center, 225 Liberty Street – 11th Floor, New York, New York 10281-1008. As of December 31, 2012, OppenheimerFunds and its subsidiaries and controlled affiliates managed over $195.7 billion in assets.

The following individual is responsible for the day-to-day management of ING Oppenheimer Global Portfolio.

Rajeev Bhaman, CFA, joined Oppenheimer in 1996 and has been a Senior Vice President of Oppenheimer since 2006 and is a portfolio manager of other funds managed by Oppenheimer.

ING PIMCO Total Return Portfolio

Pacific Investment Management Company LLC

Pacific Investment Management Company LLC (“PIMCO” or “Sub-Adviser”), is a majority-owned subsidiary of Allianz Asset Management with a minority interest held by PIMCO Partners, LLC, a California limited liability company. Prior to December 31, 2011, Allianz Asset Management was named Allianz Global Investors of America L.P. PIMCO Partners, LLC is owned by the current managing directors and executive management of PIMCO. Through various holding company structures, Allianz Asset Management is majority-owned by Allianz SE. The principal address of PIMCO is 840 Newport Center Drive, Newport Beach, California 92660. As of December 31, 2012, PIMCO had approximately $2.003 trillion in assets under management.

The following individual is responsible for the day-to-day management of ING PIMCO Total Return Portfolio.

William H. Gross, CFA, Managing Director, Chief Investment Officer, and Portfolio Manager, was a founding partner of PIMCO in 1971. Mr. Gross heads PIMCO’s investment committee, which is responsible for the development of major investment themes and sets targets for various portfolio characteristics in accounts managed by PIMCO.

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MANAGEMENT OF THE PORTFOLIOS  (continued)

ING Pioneer High Yield Portfolio

Pioneer Investment Management, Inc.

Pioneer Investment Management, Inc. (“Pioneer” or “Sub-Adviser”) is an indirect, wholly-owned subsidiary of UniCredit S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. The principal address of Pioneer is 60 State Street, Boston, Massachusetts 02109. As of December 31, 2012, assets under management were approximately $204 billion worldwide, including over $62 billion in assets under management by Pioneer and its U.S affiliates.

The following individuals are jointly responsible for the day-to-day management of ING Pioneer High Yield Portfolio.

Andrew Feltus, a senior vice president of Pioneer joined Pioneer in 1994.

Tracy Wright, a senior vice president, joined Pioneer as an analyst in 2004. Prior to joining Pioneer, she was a high yield analyst at State Street Global Advisors from 2001-2004.

ING T. Rowe Price Diversified Mid Cap Growth Portfolio and ING T. Rowe Price Growth Equity Portfolio

T. Rowe Price Associates, Inc.

T. Rowe Price Associates, Inc. (“T. Rowe Price” or “Sub-Adviser”) was founded in 1937 by the late Thomas Rowe Price, Jr. and is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly held financial services holding company. The principal address of T. Rowe Price is 100 East Pratt Street, Baltimore, Maryland 21202. As of December 31, 2012, the firm and its affiliates managed over $576.8 billion in assets.

ING T. Rowe Price Diversified Mid Cap Growth Portfolio is managed by an investment advisory committee. The following co-chairmen are jointly responsible for the day-to-day management of the Portfolio and work with the committee in developing and executing the Portfolio’s investment program.

Donald J. Peters is a Vice President of T. Rowe Price and has been managing investments since joining T. Rowe Price in 1993. Mr. Peters is a portfolio manager for major institutional relationships at T. Rowe Price with structured active tax-efficient strategies.

Donald J. Easley, CFA, Vice President and a Portfolio Manager in the U.S. equity division for the tax-efficient and structured active mid-cap growth strategies, joined T. Rowe Price in 2000. Prior to that, he worked as a credit analyst with the Bank of New York.

ING T. Rowe Price Growth Equity Portfolio is managed by an investment advisory committee. The following individual has day-to-day responsibility for managing the Portfolio and works with the committee in developing and executing the Portfolio’s investment program.

P. Robert Bartolo joined T. Rowe Price in 2002 and is Vice President of T. Rowe Price Group, Inc. and T. Rowe Price Associates, Inc. and a portfolio manager in the equity division. Prior to joining T. Rowe Price, Mr. Bartolo was director of finance for MGM Mirage, Inc.

ING Templeton Foreign Equity Portfolio

Templeton Investment Counsel, LLC

Templeton Investment Counsel, LLC (“Templeton” or “Sub-Adviser”) is an indirect wholly-owned subsidiary of Franklin Resources, Inc. The principal address of Templeton is 300 S.E 2nd Street, Fort Lauderdale, Florida 33301. As of December 31, 2012, Templeton and its affiliates had over $781.1 billion in assets under management.

The following individuals are responsible for the day-to-day management of ING Templeton Foreign Equity Portfolio. Mr. Nori has primary responsibility for the Portfolio’s investments. Mr. Docal and Ms. Sweeting have secondary portfolio management responsibilities.

Peter A. Nori, CFA, Executive Vice President and information technology sector team leader joined Franklin Templeton Investments in 1987. Mr. Nori has research responsibility for the global semiconductor and the global pharmaceutical industries.

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MANAGEMENT OF THE PORTFOLIOS  (continued)

Antonio T. Docal, CFA, Executive Vice President, joined Franklin Templeton Investments in 2001 and has research responsibility for the global chemical and automobile industries.

Cindy L. Sweeting, CFA, President of Templeton Investment Counsel, LLC and director of portfolio management for the Templeton Global Equity Group, joined Franklin Templeton Investments in 1997. Ms. Sweeting oversees the institutional segment of the global investment management business.

Additional Information Regarding the Portfolio Managers

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of securities in the Portfolios.

Performance of Similarly Managed Mutual Funds

ING Columbia Contrarian Core Portfolio and ING Global Bond Portfolio each have substantially similar investment objectives, policies and investment strategies as existing mutual funds (“Comparable Portfolios”) that are sold directly to the public on a retail basis or through variable products and that are advised or sub-advised by Columbia and ING IM, respectively.

The historical performance of the Comparable Portfolios are presented below. You should not consider the performance of a Comparable Portfolio as an indication of the future performance of the Portfolio. The performance figures shown below reflect the deduction of the historical fees and expenses paid by a Comparable Portfolio and not those to be paid by a Portfolio. The Comparable Portfolios’ performance information shown below does not reflect the deduction of any insurance fees or charges that are imposed by the insurance company in connection with its sale of Variable Contracts. You should refer to the separate account prospectuses, prospectus summary or disclosure statement describing the Variable Contracts for information pertaining to these insurance fees and charges. If the insurance fees or charges were included, the performance results would be lower. The results shown below reflect the reinvestment of dividends and distributions and, aside from fee and expense differences, were calculated in the same manner that will be used by a Portfolio to calculate its own performance. Performance is net of all other fees including sales load. Please be advised that the sub-adviser of a Portfolio may manage other substantially similar mutual funds, the performance of which is not shown.

While a Portfolio is managed in a manner similar to that of a Comparable Portfolio, investors should be aware that the Portfolio is not the same fund and will not have the same performance. Investments made by a Portfolio at any given time may not be the same as those made by the Comparable Portfolio. Different performance will result due to factors such as differences in the cash flows into and out of a Portfolio, different fees and expenses, and differences in portfolio size and positions. In addition, you should note that the total operating expenses of a Comparable Portfolio may be lower than the total operating expenses of the Portfolio. In such instances, the performance of a Comparable Portfolio would be negatively impacted if the total operating expenses of the Portfolio had been used to compute the Comparable Portfolio’s performance.

The following tables show the average annual total returns of the Comparable Portfolios for the stated periods ended December 31, 2012, as well as a comparison with the performance of the applicable benchmark(s).

ING Columbia Contrarian Core Portfolio

		1 Year	3 Years	5 Years	10 Years
Columbia Contrarian Core Fund- Class A (LCCAX)%		18.33	10.66	3.40	8.22
Russell 1000® Index[1]	%	16.42	11.12	1.92	7.52

1	The index returns do not reflect deductions for fees, expenses, or taxes.

ING Global Bond Portfolio

	1 Year	3 Years	5 Years	10 Years (or since inception)
ING Global Bond Fund - Class A (INGBX)%	7.27	4.98	7.63	8.28[1]
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MANAGEMENT OF THE PORTFOLIOS  (continued)
		1 Year	3 Years	5 Years	10 Years (or since inception)
BCGA Index[2]	%	4.32	5.17	5.44	6.30[3]

1	The Fund commenced operations on June 30, 2006.

2	The index returns do not reflect deductions for fees, expenses, or taxes.

3	Reflects index performance since the date closest to the class’ inception for which data is available.

The Administrator

ING Funds Services, LLC (“Administrator”) serves as administrator to each Portfolio and receives an annual administrative services fee equal to 0.10% of each Portfolio’s average daily net assets.

The administrative services provided to each Portfolio includes acting as a liaison among the various service providers to the Portfolio, including the custodian, portfolio accounting agent, the Sub-Advisers, and the insurance companies to which a Portfolio offers its shares. The Administrator also reviews the Portfolios for compliance with applicable legal requirements and monitors the Sub-Advisers for compliance with requirements under applicable law and with the investment policies and restrictions of the Portfolios.

The Distributor

ING Investments Distributor, LLC (“Distributor”) is the principal underwriter and distributor of each Portfolio. It is a Delaware limited liability company with its principal offices at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258.

The Distributor is a member of the Financial Industry Regulatory Authority (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org or the Public Disclosure Hotline at 800-289-9999.

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HOW SHARES ARE PRICED

The net asset value (“NAV”) per share for each class of each Portfolio is determined each business day as of the close of regular trading (“Market Close”) on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The Portfolios are open for business every day the NYSE is open. The NYSE is closed on all weekends and on all national holidays and Good Friday. Portfolio shares will not be priced on those days. The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. To the extent a Portfolio invests in other open-end funds (other than ETFs), the Portfolio will calculate its NAV using the NAV of the funds in which it invests as described in that fund’s prospectus.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services. Shares of investment companies held by the Portfolios (other than ETF shares) will generally be valued at the latest NAV reported by that investment company. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when a Portfolio’s NAV is not calculated. As a result, the NAV of a Portfolio may change on days when shareholders will not be able to purchase or redeem a Portfolio’s shares. When market quotations are not available or are deemed unreliable, a Portfolio will use a fair value for an asset that is determined in accordance with procedures adopted by the Portfolio’s Board. The types of assets for which such fair value pricing might be required include, but are not limited to:

  Foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades likely would have changed by the time of the close of the NYSE, or the closing value is otherwise deemed unreliable;
  Securities of an issuer that has entered into a restructuring;
  Securities whose trading has been halted or suspended;
  Fixed-income securities that have gone into default and for which there are no current market value quotations; and
  Securities that are restricted as to transfer or resale.

The Portfolios or the Adviser may rely on the recommendations of a fair value pricing service approved by the Portfolios’ Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. The Adviser will make such determinations in good faith in accordance with procedures adopted by the Portfolios’ Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a Portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Portfolio determines its NAV per share.

When your Variable Contract or Qualified Plan is buying shares of a Portfolio, it will pay the NAV that is next calculated after the order from the Variable Contract Holder or Qualified Plan Participant is received in proper form. When the Variable Contract Holder or Qualified Plan Participant is selling shares, it will normally receive the NAV that is next calculated after the order form is received from the Variable Contract Holder or Qualified Plan participant in proper form. Investments will be processed at the NAV next calculated after an order is received and accepted by a Portfolio or its designated agent. In order to receive that day’s price, your order must be received by Market Close.

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HOW TO BUY AND SELL SHARES

Each Portfolio’s shares may be offered to insurance company separate accounts serving as investment options under Variable Contracts, Qualified Plans outside the separate account context, custodial accounts, certain investment advisers and their affiliates in connection with the creation or management of the Portfolios, other investment companies and other investors as permitted by the diversification and other requirements of section 817(h) of the Internal Revenue Code of 1986, as amended (the “Code”) and the underlying U.S. Treasury Regulations. Certain Portfolios may not be available as investment options in your Variable Contract, through your Qualified Plan or other investment company. Please refer to the prospectus for the appropriate insurance company separate account, investment company or your plan documents for information on how to direct investments in, or redemptions from, an investment option corresponding to one of the Portfolios and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolios’ behalf.

The Portfolios currently do not foresee any disadvantages to investors if a Portfolio serves as an investment option for Variable Contracts and it offers its shares directly to Qualified Plans and other permitted investors. However, it is possible that the interest of owners of Variable Contracts, Qualified Plans and other permitted investors, for which a Portfolio serves as an investment option, might at some time be in conflict because of differences in tax treatment or other considerations. The Board directed the Adviser to monitor events to identify any material conflicts between Variable Contract owners, Qualified Plans and other permitted investors and would have to determine what action, if any, should be taken in the event of such conflict. If such a conflict occurred, an insurance company participating in the Portfolio might be required to redeem the investment of one or more of its separate accounts from the Portfolio or a Qualified Plan, investment company or other permitted investor might be required to redeem its investment, which might force the Portfolio to sell securities at disadvantageous prices. The Portfolios may discontinue sales to a Qualified Plan and require plan participants with existing investments in the Portfolio to redeem those investments if the Qualified Plan loses (or in the opinion of the Adviser, is at risk of losing) its Qualified Plan status.

In addition, each Portfolio’s shares may be purchased by certain other management investment companies, including through fund-of-fund arrangements with ING affiliated funds. In some cases the Portfolio may serve as a primary or significant investment vehicle for the fund-of-funds. From time to time, a Portfolio may experience large investments or redemptions due to allocation or rebalancing by these funds-of-funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on Portfolio management. For example, a Portfolio may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales or securities result in gains and could also increase transaction costs or portfolio turnover. The Adviser and each Sub-Adviser will monitor transactions by the funds-of-funds and will attempt to minimize any adverse effects on a Portfolio as a result of these transactions. So long as a Portfolio accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

The Portfolios reserve the right to suspend the offering of shares or to reject any specific purchase order. The Portfolios may suspend redemptions or postpone payments when the NYSE is closed or when trading is restricted for any reason or under emergency circumstances as determined by the SEC.

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FREQUENT TRADING - MARKET TIMING

The Portfolios are intended for long-term investment and not as short-term trading vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not purchase shares of a Portfolio. Shares of the Portfolios are primarily sold through omnibus account arrangements with financial intermediaries, as investment options for Variable Contracts issued by insurance companies and as investment options for Qualified Plans. Omnibus accounts generally do not identify customers’ trading activity on an individual basis. The Portfolios’ administrator has agreements which require such intermediaries to provide detailed account information, including trading history, upon request of the Portfolios.

The Portfolios rely on the financial intermediaries to monitor frequent, short-term trading within a Portfolio by their customers. You should review the materials provided to you by your financial intermediary including, in the case of a Variable Contract, the prospectus that describes the contract or, in the case of a Qualified Plan, the plan documentation for its policies regarding frequent, short-term trading. With trading information received as a result of these agreements, the Portfolios may make a determination that certain trading activity is harmful to the Portfolios and their shareholders, even if such activity is not strictly prohibited by the intermediaries’ excessive trading policy. As a result, a shareholder investing directly or indirectly in the Portfolios may have their trading privileges suspended without violating the stated excessive trading policy of the intermediary. The Portfolios reserve the right, in their sole discretion and without prior notice, to reject, restrict, or refuse purchase orders whether directly or by exchange including purchase orders that have been accepted by a financial intermediary. The Portfolios seek assurances from the financial intermediaries that they have procedures adequate to monitor and address frequent, short-term trading. There is, however, no guarantee that the procedures of the financial intermediaries will be able to curtail frequent, short-term trading activity.

The Portfolios believe that market timing or frequent, short-term trading in any account, including a Variable Contract or Qualified Plan account, is not in the best interest of the Portfolios or their shareholders. Due to the disruptive nature of this activity, it can adversely impact the ability of the Adviser or the Sub-Adviser (if applicable) to invest assets in an orderly, long-term manner. Frequent trading can disrupt the management of the Portfolios and raise their expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; lost opportunity costs; and large asset swings that decrease a Portfolio’s ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on a Portfolio’s performance.

Portfolios that invest in foreign securities may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time a Portfolio computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Portfolio’s current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Portfolios based on such pricing discrepancies. This is often referred to as “price arbitrage.” Such price arbitrage opportunities may also occur in portfolios which do not invest in foreign securities. For example, if trading in a security held by a Portfolio is halted and does not resume prior to the time the Portfolio calculates its NAV, such “stale pricing” presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, Portfolios that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Portfolios have adopted fair valuation policies and procedures intended to reduce the Portfolios’ exposure to price arbitrage, stale pricing, and other potential pricing discrepancies. However, to the extent that a Portfolio’s NAV does not immediately reflect these changes in market conditions, short-term trading may dilute the value of Portfolio shares, which negatively affects long-term shareholders.

Although the policies and procedures known to the Portfolios that are followed by the financial intermediaries that use the Portfolios and the monitoring by the Portfolios are designed to discourage frequent, short-term trading, none of these measures can eliminate the possibility that frequent, short-term trading activity in the Portfolios will occur. Moreover, decisions about allowing trades in the Portfolios may be required. These decisions are inherently subjective, and will be made in a manner that is in the best interest of a Portfolio’s shareholders.

81

PAYMENTS TO FINANCIAL INTERMEDIARIES

ING mutual funds may be offered as investment options in Variable Contracts issued by affiliated and non-affiliated insurance companies and in Qualified Plans. Fees derived from a Portfolio’s Distribution and/or Service Plans (if applicable) may be paid to insurance companies, broker-dealers and companies that service Qualified Plans for selling the Portfolio’s shares and/or for servicing shareholder accounts. In addition, a Portfolio’s Adviser, Distributor, Administrator or their affiliated entities, out of their own resources and without additional cost to the Portfolio or its shareholders, may pay additional compensation to these insurance companies, broker-dealers, or companies that service Qualified Plans. The Adviser, Distributor, Administrator, or affiliated entities of a Portfolio may also share their profits with affiliated insurance companies or other ING entities through inter-company payments.

For non-affiliated insurance companies and Qualified Plans, payments from a Portfolio’s Distribution and/or Service Plans (if applicable) as well as payments (if applicable) from the Portfolio’s Adviser and/or Distributor generally are based upon an annual percentage of the average net assets held in the Portfolio by those companies. A Portfolio’s Adviser and Distributor may make payments for administrative, record keeping, or other services that insurance companies or Qualified Plans provide to facilitate investment in the Portfolio. These payments as well as payments from a Portfolio’s Distribution and/or Service Plans (if applicable) may also provide incentive for insurance companies or Qualified Plans to make the Portfolio available through Variable Contracts or Qualified Plans, and thus they may promote the distribution of the shares of the Portfolio.

As of the date of this Prospectus, the Distributor has entered into agreements with the following non-affiliated insurance companies: Zürich Kemper Life Insurance Company; Symetra Life Insurance Company; and First Fortis Life Insurance Company. Fees payable under these agreements are at annual rates that range from 0.15% to 0.25%. This is computed as a percentage of the average aggregate amount invested in a Portfolio by Variable Contract holders through the relevant insurance company’s Variable Contracts.

The insurance companies issuing Variable Contracts or Qualified Plans that use a Portfolio as investment options may also pay fees to third parties in connection with distribution of the Variable Contracts and for services provided to Variable Contract owners. Entities that service Qualified Plans may also pay fees to third parties to help service the Qualified Plans or the accounts of their participants. A Portfolio, the Adviser, and the Distributor are not parties to these arrangements. Variable Contract owners should consult the prospectus and statement of additional information for their Variable Contracts for a discussion of these payments and should consult with their agent or broker. Qualified Plan participants should consult with their pension servicing agent.

Ultimately, the agent or broker selling the Variable Contract to you could have a financial interest in selling you a particular product to increase the compensation they receive. Please make sure you read fully each prospectus and discuss any questions you have with your agent or broker.

82

DIVIDENDS, DISTRIBUTIONS, AND TAXES

Dividends and Distributions

Each Portfolio (except ING Pioneer High Yield Portfolio) declares and pays dividends from net investment income at least annually. Each Portfolio will also pay distributions from net realized capital gains, reduced by available capital losses, at least annually. All dividends and capital gain distributions will be automatically reinvested in additional shares of the Portfolios at the NAV of such shares on the payment date unless a participating insurance company’s separate account is permitted to hold cash and elects to receive payment in cash. From time to time, a portion of a Portfolio’s distributions may constitute a return of capital.

ING Pioneer High Yield Portfolio declares dividends on ordinary income on a daily basis and pays on a monthly basis, and distributes capital gains distributions, if any, on an annual basis.

To comply with federal tax regulations, the Portfolios may also pay an additional capital gains distribution.

Tax Matters

Holders of Variable Contracts should refer to the prospectus for their contracts for information regarding the tax consequences of owning such contracts and should consult their tax advisers before investing.

Each Portfolio intends to qualify as a regulated investment company (“RIC”) for federal income tax purposes by satisfying the requirements under Subchapter M of the Code, including requirements with respect to diversification of assets, distribution of income and sources of income. As a RIC, a Portfolio generally will not be subject to tax on its net investment company taxable income and net realized capital gains that it distributes to its shareholders.

Each Portfolio also intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for Variable Contracts so that owners of these contracts should not be subject to federal tax on distributions of dividends and income from a Portfolio to the insurance company’s separate accounts.

Since the sole shareholders of the Portfolios will be separate accounts or other permitted investors, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the policies, see the attached prospectus for the policy.

See the SAI for further information about tax matters.

THE TAX STATUS OF YOUR INVESTMENT IN A PORTFOLIO DEPENDS UPON THE FEATURES OF YOUR VARIABLE CONTRACT. FOR FURTHER INFORMATION, PLEASE REFER TO THE PROSPECTUS FOR THE VARIABLE CONTACT.

83

INDEX DESCRIPTIONS

The Barclays Capital U.S. Government/Credit Index includes securities in the government and credit indices. The government index includes treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (i.e., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The credit index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.

The Barclays Capital U.S. Aggregate Bond (“BCAB”) Index is a widely recognized, unmanaged index of publicly issued, investment-grade U.S. Government, mortgage-backed, asset-backed, and corporate debt securities.

The Barclays Capital Global Aggregate (“BCGA”) Index provides a broad-based measure of the global investment-grade fixed-rate debt markets.

The Bank of America/Merrill Lynch High Yield Master II (“BoA/ML HYM II”) Index is a broad-based index consisting of all U.S. dollar-denominated high-yield bonds with a minimum outstanding amount of $100 million and with a maturity of greater than one year.

The Bank of America/Merrill Lynch All Convertibles (speculative) (“BoA/ML ACSQ”) Index includes about 270 convertible securities and represents the non-investment-grade convertible market.

The MSCI All Country World (“MSCI ACW”) IndexSM is a free-float adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets.

The MSCI All Country World (“MSCI ACW”) IndexSM Ex-U.S. is a free-float adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the United States.

The MSCI - Europe, Australasia, and Far East® (“MSCI EAFE® ”) Index is an unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia, and the Far East.

The MSCI World IndexSM is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance.

The Russell 1000® Index is an unmanaged comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies.

The Russell 1000® Growth Index is an unmanaged index that measures the performance of those companies in the Russell 1000® Index with higher than average price-to-book ratio and forecasted growth. The index returns reflect no deductions for fees, expenses or taxes.

The Russell 1000® Value Index is an unmanaged index that measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-value ratios and higher forecasted growth values.

The Russell 2000® Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000® Index. The Russell 3000® Index is an unmanaged index that measures the performance of 3,000 U.S. companies based on total market capitalization.

The Russell 2000® Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 2500 Growth Index measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 Index companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 2500TM Value Index measures the performance of the small- to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell Midcap® Growth Index is an unmanaged index that measures the performance of those companies included in the Russell Midcap® Index with relatively higher price-to-book ratio and higher forecasted growth values.

84

INDEX DESCRIPTIONS  (continued)

The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

The Standard and Poor’s (“S&P”) MidCap 400 Index is an unmanaged index that measures the performance of the mid-size company segment of the U.S. market.

The Standard and Poor’s (“S&P”) Small Cap 600/Citigroup Value Index measures the performance of those S&P 600 Index companies with lower price-to-book ratios. The S&P 600 Index is a market value-weighted index of 600 small-sized domestic stocks.

85

FINANCIAL HIGHLIGHTS

The following financial highlights are intended to help you understand each Portfolio’s Class I shares’ financial performance for the past five years. Certain information reflects financial results for a single share. The total returns represent the rate that an investor would have earned (or lost) on an investment in a share of the Portfolios (assuming reinvestment of all dividends and distributions). This information has been derived from the Portfolios’ financial statements that were audited by KPMG LLP, an independent registered public accounting firm. The report of KPMG LLP, along with the financial statements included in the annual shareholder report dated December 31, 2012, are incorporated herein by reference.

86

FINANCIAL HIGHLIGHTS  (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments, if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(4)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING American Century Small-Mid Cap Value Portfolio
Class I
12-31-12	11.38	0.24•	1.58	1.82	0.17	0.91	—	1.08	—	12.12	16.59	1.20	0.93	0.93	2.05	116,175	95
12-31-11	11.91	0.18	(0.56)	(0.38)	0.15	0.00*	—	0.15	—	11.38	(2.97)	1.25	0.94	0.94	1.54	87,411	109
12-31-10	9.86	0.20•	1.98	2.18	0.13	—	—	0.13	—	11.91	22.36	1.25	0.94†	0.94†	1.92†	91,413	98
12-31-09	7.38	0.17	2.47	2.64	0.16	—	—	0.16	—	9.86	36.02	1.25	0.94†	0.94†	2.28†	51,654	135
12-31-08	11.46	0.20•	(2.86)	(2.66)	0.11	1.31	—	1.42	—	7.38	(26.37)	1.25	1.02	1.02	2.04	35,922	191
ING Baron Growth Portfolio
Class I
12-31-12	19.84	0.43•	3.53	3.96	—	—	—	—	—	23.80	19.96	1.02	1.02	1.02	1.95	169,708	15
12-31-11	19.37	(0.10)•	0.57	0.47	—	—	—	—	—	19.84	2.43	1.08	1.08	1.08	(0.51)	153,934	14
12-31-10	15.27	(0.03)	4.13	4.10	—	—	—	—	—	19.37	26.85	1.08	1.08†	1.08†	(0.17)†	231,264	19
12-31-09	11.27	(0.07)	4.07	4.00	—	—	—	—	—	15.27	35.49	1.08	1.07	1.07	(0.57)	184,220	13
12-31-08	19.73	(0.05)•	(7.89)	(7.94)	—	0.52	—	0.52	—	11.27	(41.12)	1.08	1.08†	1.08†	(0.29)†	131,199	30
ING Columbia Contrarion Core Portfolio
Class I
12-31-12	16.94	0.25•	1.87	2.12	0.10	—	—	0.10	—	18.96	12.56	0.94	0.75	0.75	1.37	92,694	20
12-31-11	17.99	0.14	(0.97)	(0.83)	0.22	—	—	0.22	—	16.94	(4.52)	0.90	0.88	0.88	0.80	109,831	12
12-31-10	16.12	0.12•	1.85	1.97	0.10	—	—	0.10	—	17.99	12.33	0.90	0.88	0.88	0.74	143,679	15
12-31-09	12.32	0.10•	3.82	3.92	0.12	—	—	0.12	—	16.12	31.96	0.90	0.89	0.89	0.76	165,713	23
12-31-08	20.60	0.15•	(8.09)	(7.94)	0.16	0.18	—	0.34	—	12.32	(39.06)	0.90	0.90	0.90	0.92	133,936	20
ING Columbia Small Cap Value II Portfolio
Class I
12-31-12	10.10	0.12•	1.35	1.47	0.06	—	—	0.06	—	11.51	14.56	0.89	0.89	0.87	1.14	16,180	44
12-31-11	10.44	0.03•	(0.30)	(0.27)	0.07	—	—	0.07	—	10.10	(2.48)	0.90	0.90	0.88	0.31	17,304	36
12-31-10	8.46	0.06	2.06	2.12	0.14	—	—	0.14	—	10.44	25.48	0.90	0.90†	0.87†	0.67†	55,866	62
12-31-09	6.85	0.07•	1.65	1.72	0.11	—	—	0.11	—	8.46	25.20	0.95	0.94†	0.94†	1.09†	46,600	86
12-31-08	10.48	0.14•	(3.67)	(3.53)	0.02	0.08	—	0.10	—	6.85	(33.93)	0.91	0.91†	0.88†	1.63†	225,673	73
ING Global Bond Portfolio
Class I
12-31-12	11.32	0.47•	0.40	0.87	0.73	—	—	0.73	—	11.46	7.91	0.68	0.52	0.52	4.09	309,348	487
12-31-11	11.77	0.50•	(0.05)	0.45	0.90	—	—	0.90	—	11.32	3.70	0.66	0.52	0.52	4.22	330,477	590
12-31-10	10.48	0.75	0.90	1.65	0.36	—	—	0.36	—	11.77	15.86	0.54	0.52	0.52	6.82	386,383	117
12-31-09	8.92	0.48•	1.49	1.97	0.41	—	—	0.41	—	10.48	22.14	0.54	0.53	0.53	4.99	334,527	136
12-31-08	11.20	0.54•	(2.22)	(1.68)	0.56	0.04	—	0.60	—	8.92	(15.89)	0.54	0.54†	0.54†	5.12†	451,197	108
See Accompanying Notes to Financial Highlights
87

FINANCIAL HIGHLIGHTS  (continued) Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments, if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(4)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING Invesco Comstock Portfolio
Class I
12-31-12	9.83	0.19•	1.66	1.85	0.17	—	—	0.17	—	11.51	18.83	0.78	0.77	0.76	1.74	48,793	18
12-31-11	10.19	0.16	(0.35)	(0.19)	0.17	—	—	0.17	—	9.83	(1.81)	0.85	0.81	0.81	1.59	45,814	23
12-31-10	8.97	0.14	1.23	1.37	0.15	—	—	0.15	—	10.19	15.38	0.85	0.81†	0.81†	1.40†	49,022	23
12-31-09	7.12	0.13•	1.93	2.06	0.21	—	—	0.21	—	8.97	28.92	0.85	0.81	0.81	1.78	50,240	27
12-31-08	12.55	0.23	(4.55)	(4.32)	0.46	0.65	—	1.11	—	7.12	(36.36)	0.85	0.81	0.81	2.20	357,863	47
ING Invesco Equity and Income Portfolio
Class I
12-31-12	33.05	0.71•	3.51	4.22	0.84	—	—	0.84	—	36.43	12.79	0.68	0.65	0.65	2.01	499,847	27
12-31-11	34.22	0.66•	(1.05)	(0.39)	0.78	—	—	0.78	—	33.05	(1.08)	0.65	0.65	0.65	1.93	530,983	20
12-31-10	31.03	0.63•	3.18	3.81	0.62	—	—	0.62	—	34.22	12.32	0.65	0.65†	0.65†	1.96†	594,282	38
12-31-09	25.75	0.59•	5.25	5.84	0.56	—	—	0.56	—	31.03	22.69	0.63	0.63†	0.62†	2.16†	572,527	74
12-31-08	37.76	1.03	(9.38)	(8.35)	1.75	1.91	—	3.66	—	25.75	(23.38)	0.57	0.57	0.57	2.70	516,378	111
ING JPMorgan Mid Cap Value Portfolio
Class I
12-31-12	14.08	0.17	2.69	2.86	0.15	—	—	0.15	—	16.79	20.33	0.93	0.93	0.93	1.15	171,485	28
12-31-11	13.95	0.15	0.13	0.28	0.15	—	—	0.15	—	14.08	2.07	1.00	1.00	1.00	1.03	125,233	36
12-31-10	11.42	0.14	2.52	2.66	0.13	—	—	0.13	—	13.95	23.30	1.00	1.00†	1.00†	1.18†	126,864	40
12-31-09	9.33	0.17	2.23	2.40	0.15	0.16	—	0.31	—	11.42	25.90	1.00	1.00†	1.00†	1.83†	100,239	40
12-31-08	15.77	0.22	(5.00)	(4.78)	0.34	1.32	—	1.66	—	9.33	(32.86)	1.00	1.00†	1.00†	1.46†	80,515	58
ING Oppenheimer Global Portfolio
Class I
12-31-12	12.54	0.21•	2.49	2.70	0.18	—	—	0.18	—	15.06	21.70	0.72	0.72	0.72	1.52	1,324,037	13
12-31-11	13.88	0.20•	(1.34)	(1.14)	0.20	—	—	0.20	—	12.54	(8.13)	0.66	0.66	0.66	1.46	1,234,551	12
12-31-10	12.17	0.18•	1.74	1.92	0.21	—	—	0.21	—	13.88	16.06	0.66	0.66†	0.66†	1.40†	1,479,319	15
12-31-09	9.07	0.17•	3.38	3.55	0.26	0.19	—	0.45	—	12.17	39.73	0.66	0.66†	0.66†	1.63†	1,414,460	12
12-31-08	16.87	0.32	(6.67)	(6.35)	0.33	1.12	—	1.45	—	9.07	(40.38)	0.66	0.66†	0.66†	2.07†	1,124,127	12
ING PIMCO Total Return Portfolio
Class I
12-31-12	11.76	0.28	0.68	0.96	0.40	—	—	0.40	—	12.32	8.22	0.59	0.58	0.58	2.26	550,994	897
12-31-11	12.15	0.36	0.06	0.42	0.39	0.42	—	0.81	—	11.76	3.46	0.59	0.58	0.58	2.90	523,551	783
12-31-10	11.67	0.29•	0.63	0.92	0.42	0.02	—	0.44	—	12.15	7.84	0.59	0.58	0.58	2.43	534,495	558
12-31-09	11.08	0.42•	0.97	1.39	0.39	0.41	—	0.80	—	11.67	12.89	0.63	0.62	0.62	3.67	430,220	737
12-31-08	11.81	0.53•	(0.54)	(0.01)	0.55	0.17	—	0.72	—	11.08	(0.04)	0.66	0.65	0.65	4.55	265,311	872
See Accompanying Notes to Financial Highlights
88

FINANCIAL HIGHLIGHTS  (continued) Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments, if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(4)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING Pioneer High Yield Portfolio
Class I
12-31-12	10.55	0.63•	1.04	1.67	0.62	—	—	0.62	—	11.60	16.21	0.75	0.71	0.71	5.58	104,882	34
12-31-11	11.24	0.63	(0.70)	(0.07)	0.62	—	—	0.62	—	10.55	(0.72)	0.77	0.71	0.71	5.64	87,529	41
12-31-10	10.05	0.65	1.19	1.84	0.65	—	—	0.65	—	11.24	19.02	0.75	0.71†	0.71†	6.23†	98,394	41
12-31-09	6.52	0.67•	3.49	4.16	0.63	—	—	0.63	—	10.05	66.75	0.78	0.72†	0.71†	8.88†	92,714	53
12-31-08	10.25	0.74•	(3.54)	(2.80)	0.70	0.23	—	0.93	—	6.52	(29.27)(a)	0.74	0.73†	0.72†	8.82†	279,168	38
ING T. Rowe Price Diversified Mid Cap Growth Portfolio
Class I
12-31-12	8.25	0.06	1.23	1.29	0.04	0.74	—	0.78	—	8.76	16.13	0.74	0.72	0.72	0.61	668,143	17
12-31-11	8.60	0.02	(0.34)	(0.32)	0.03	—	—	0.03	—	8.25	(3.71)	0.66	0.66	0.66	0.25	663,904	38
12-31-10	6.71	0.03	1.88	1.91	0.02	—	—	0.02	—	8.60	28.51	0.66	0.66	0.66	0.37	762,608	28
12-31-09	4.60	0.03	2.10	2.13	0.02	—	—	0.02	—	6.71	46.41	0.66	0.66	0.66	0.48	659,322	27
12-31-08	9.52	0.02	(3.63)	(3.61)	0.03	1.28	—	1.31	—	4.60	(43.15)	0.66	0.66	0.66	0.26	487,968	28
ING T. Rowe Price Growth Equity Portfolio
Class I
12-31-12	53.91	0.14•	10.06	10.20	0.10	—	—	0.10	—	64.01	18.92	0.74	0.73	0.73	0.22	801,969	38
12-31-11	54.49	0.00*	(0.58)	(0.58)	—	—	—	—	—	53.91	(1.06)	0.75	0.74	0.74	0.00*	722,532	28
12-31-10	46.65	0.01	7.85	7.86	0.02	—	—	0.02	—	54.49	16.86	0.75	0.75	0.75	0.02	808,032	41
12-31-09	32.68	0.09•	13.95	14.04	0.07	—	—	0.07	—	46.65	42.96	0.75	0.75	0.75	0.24	758,453	64
12-31-08	61.89	0.26	(24.86)	(24.60)	0.64	3.92	0.05	4.61	—	32.68	(42.21)	0.75	0.74	0.74	0.42	745,790	54
ING Templeton Foreign Equity Portfolio
Class I
12-31-12	9.52	0.22•	1.56	1.78	0.15	—	—	0.15	—	11.15	18.89	0.96	0.94	0.94	2.15	375,814	9
12-31-11	11.05	0.26•	(1.59)	(1.33)	0.20	—	—	0.20	—	9.52	(12.00)	0.98	0.98	0.98	2.42	289,934	14
12-31-10	10.40	0.19•	0.70	0.89	0.24	—	—	0.24	—	11.05	8.87	0.96	0.96	0.96	1.89	401,997	14
12-31-09	7.83	0.20•	2.37	2.57	—	—	—	—	—	10.40	32.82	0.97	0.97	0.97	2.42	273,992	27
12-31-08	13.66	0.29•	(5.85)	(5.56)	0.27	—	—	0.27	—	7.83	(40.72)	0.96	0.97	0.97	2.77	405,874	11

See Accompanying Notes to Financial Highlights
89

ACCOMPANYING NOTES TO FINANCIAL HIGHLIGHTS

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.

(3)	Expense ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

(4)	Expense ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by an Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(5)	Commencement of operations.

(a)	There was no impact on total return by the affiliate payment.

•	Calculated using average number of shares outstanding throughout the period.

*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

90

TO OBTAIN MORE INFORMATION
You’ll find more information about the Portfolios in our:

ANNUAL/SEMI-ANNUAL SHAREHOLDER REPORTS
In the Portfolios’ annual/semi-annual shareholder reports, you will find a discussion of the recent market conditions and principal investment strategies that significantly affected the Portfolios’ performance during the last fiscal year, the financial statements and the independent registered public accounting firm’s reports (in the annual shareholder report only).

STATEMENT OF ADDITIONAL INFORMATION
The SAI contains more detailed information about the Portfolios. The SAI is legally part of this Prospectus (it is incorporated by reference). A copy has been filed with the SEC.

Please write, call or visit our website for a free copy of the current annual/semi-annual shareholder reports, the SAI, or other Portfolio information.

To make shareholder inquiries contact: The ING Funds 7337 East Doubletree Ranch Road, Suite 100
Scottsdale, AZ 85258-2034 1-800-262-3862 or visit our website at www.INGInvestment.com

This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC’s Public Reference Room in Washington, D.C. or call 202-551-8090 for information on the operation of the Public Reference Room. Otherwise, you may obtain the information for a fee, by contacting the SEC at:

U.S. Securities and Exchange Commission Public Reference Section
100 F Street, N.E.
Washington, D.C. 20549

or at the e-mail address: publicinfo@sec.gov

Or obtain the information at no cost by visiting the SEC’s Internet website at www.sec.gov.

When contacting the SEC, you will want to refer to the Portfolios’ SEC file number. The file number is as follows:

ING Partners, Inc.	811-8319
ING American Century Small-Mid Cap Value Portfolio
ING Baron Growth Portfolio
ING Columbia Contrarian Core Portfolio
ING Columbia Small Cap Value II Portfolio
ING Global Bond Portfolio
ING Invesco Comstock Portfolio
ING Invesco Equity and Income Portfolio
ING JPMorgan Mid Cap Value Portfolio	ING Oppenheimer Global Portfolio
ING PIMCO Total Return Portfolio
ING Pioneer High Yield Portfolio
ING T. Rowe Price Diversified Mid Cap Growth Portfolio
ING T. Rowe Price Growth Equity Portfolio
ING Templeton Foreign Equity Portfolio

PRO-IPII (0413-043013)

Prospectus	April 30, 2013

  ING American Century Small-Mid Cap Value Portfolio S2/ISMSX

  ING Baron Growth Portfolio S2/IBCGX

  ING Columbia Small Cap Value II Portfolio S2/ICVPX

  ING Invesco Equity and Income Portfolio S2/IVIPX

  ING JPMorgan Mid Cap Value Portfolio S2/IJPMX

  ING Oppenheimer Global Portfolio S2/IOGPX

  ING PIMCO Total Return Portfolio S2/IPTRX

  ING T. Rowe Price Diversified Mid Cap Growth Portfolio S2/IAXTX

  ING T. Rowe Price Growth Equity Portfolio S2/ITRGX

  ING Templeton Foreign Equity Portfolio S2/ITFEX

Each Portfolio’s shares may be offered to insurance company separate accounts serving as investment options under variable annuity contracts and variable life insurance policies (“Variable Contracts”), qualified pension and retirement plans (“Qualified Plans”), custodial accounts, and certain investment advisers and their affiliates in connection with the creation or management of the Portfolios, other investment companies, and other permitted investors.
NOT ALL PORTFOLIOS MAY BE AVAILABLE IN ALL JURISDICTIONS, UNDER ALL VARIABLE CONTRACTS OR UNDER ALL QUALIFIED PLANS.
The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities nor has the SEC judged whether the information in this Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

INVESTMENTS

ING American Century Small-Mid Cap Value Portfolio

INVESTMENT OBJECTIVES

The Portfolio seeks long-term capital growth. Income is a secondary objective.

FEES AND EXPENSES OF THE PORTFOLIO

The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class	S2
Management Fee	1.00%
Distribution and/or Shareholder Services (12b-1) Fee	0.50%
Administrative Services Fee	0.10%
Other Expenses	0.06%
Acquired Fund Fees and Expenses	0.01%
Total Annual Portfolio Operating Expenses[2]	1.67%
Waivers and Reimbursements[3]	(0.33)%
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	1.34%

1	The expense ratio has been adjusted to reflect current fees.

2	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

3	The adviser is contractually obligated to limit expenses to 1.42% of Class S2 shares through May 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years. In addition, the adviser is contractually obligated to waive a portion of the management fee through May 1, 2014. Based upon net assets as of December 31, 2012, the management fee waiver for the Portfolio would be (0.09)%. There is no guarantee that the management fee waiver will continue after May 1, 2014. The management fee waiver will only renew if the adviser elects to renew it. Lastly, the distributor is obligated to waive 0.10% of the distribution fee through May 1, 2014. There is no guarantee that the distribution fee waiver will continue after May 1, 2014. The distribution fee waiver will only renew if the distributor elects to renew it.

Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
S2	$136	494	876	1,949

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Example, affect the Portfolio’s performance.

During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 95% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of small- and mid-capitalization companies. The Portfolio will provide shareholders with at least 60 days’ prior written notice of any change in this non-fundamental investment policy. The sub-adviser (“Sub-Adviser”) defines small-capitalization companies to include those with a market capitalization no larger than that of the largest company in the S&P SmallCap 600 Index or the Russell 2000® Index and mid-capitalization companies to include those whose market capitalization at the time of purchase is within the capitalization range of the Russell 3000® Index, excluding the largest 100 such companies (in terms of market capitalization). The Portfolio may invest up to 20% of its assets in companies outside these two capitalization ranges, measured at the time of purchase.

The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).

The Sub-Adviser uses a value investment strategy that looks for companies that are temporarily out of favor in the market. The Sub-Adviser attempts to purchase the stocks of these undervalued companies and hold each stock until it has returned to favor in the market and its stock price has risen to, or is higher than, a level the Sub-Adviser believes more accurately reflects the company’s fair value. The Sub-Adviser uses a multi-capitalization approach under which one of its teams of portfolio managers

ING American Century Small-Mid Cap Value Portfolio	1

focuses on investments in the securities of small-capitalization companies and the second focuses on selecting investments in securities of mid-capitalization companies for the Portfolio.

Equity securities include common stocks, preferred stocks, and equity-equivalent securities, such as debt securities and preferred stocks convertible into common stocks, and stocks or stock index futures contracts.

The Portfolio may invest a portion of its assets in derivative instruments, including futures contracts, for cash management purposes. The Portfolio may also invest a portion of its assets in foreign securities, debt obligations of governments and their agencies, and other similar securities.

The Sub-Adviser may also sell stocks from the Portfolio’s investment portfolio if it believes: a stock no longer meets its valuation criteria; a stock’s risk parameters outweigh its return opportunity; more attractive alternatives are identified; or specific events alter a stock’s prospects.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio. Any of the following risks, among others, could affect Portfolio performance or cause the Portfolio to lose money or to underperform market averages of other funds.

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Convertible Securities   Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.

Credit   Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Currency   To the extent that the Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio and reduce its returns. Derivatives may not perform as expected, so the Portfolio may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio to the risk of improper valuation.

Foreign Investments   Investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

Interest Rate   With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase the Portfolio’s exposure to risks associated with rising interest rates.

Liquidity   If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Portfolio’s manager might wish to sell, and the security could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Portfolio could realize upon disposition. The Portfolio may make investments that become less liquid in response to market developments or adverse investor perception. The Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the Portfolio.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Portfolio costs and impair the ability of the Portfolio to achieve its investment objectives.

2	ING American Century Small-Mid Cap Value Portfolio

Mid-Capitalization Company   Investments in mid-capitalization companies may involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio.

Securities Lending   Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolio will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

Small-Capitalization Company   Investments in small-capitalization companies may involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volume typical on a national securities exchange.

Sovereign Debt   These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

Value Investing   Securities that appear to be undervalued may never appreciate to the extent expected. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings and industrial production.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio’s Class S2 shares’ and Class S shares’ performance from year to year, and the table compares the Portfolio’s Class S2 shares’ and Class S shares’ performance to the performance of a broad-based securities market index/indices for the same period. Class S shares’ performance has been adjusted to reflect the higher expenses of Class S2 shares. The Class S2 shares and Class S shares of the Portfolio would have substantially similar performance because they invest in the same portfolio of securities. However, Class S shares’ performance would be higher than Class S2 shares’ performance because of the higher expenses paid by Class S2 shares. The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio’s past performance is no guarantee of future results.

The bar chart below shows the Portfolio’s adjusted Class S shares’ performance (2003-2009) and Class S2 shares’ performance (2010-2012).

Calendar Year Total Returns
(as of December 31 of each year)

Best quarter: 2nd, 2009, 20.61% and Worst quarter: 4th, 2008, (20.34)%

ING American Century Small-Mid Cap Value Portfolio	3

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs (or since inception)	10 Yrs	Inception Date
Class S2%		16.24	24.18	N/A	02/27/09
Russell 2500TM Value Index[1]	%	19.21	25.42[2]	N/A	—
S&P Small Cap 600/Citigroup Value Index[1]	%	18.21	25.37[2]	N/A	—
Class S (adjusted)%		16.20	6.35	10.39	05/01/02
Russell 2500TM Value Index[1]	%	19.21	4.54	10.20	—
S&P Small Cap 600/Citigroup Value Index[1]	%	18.21	4.72	10.03	—

1	The index returns do not reflect deductions for fees, expenses, or taxes.

2	Reflects index performance since the date closest to the Class’ inception for which data is available.

PORTFOLIO MANAGEMENT

Investment Adviser	Sub-Adviser
Directed Services LLC	American Century Investment Management, Inc.

Portfolio Managers
Benjamin Z. Giele	Kevin Toney
Portfolio Manager (since 08/02)	Portfolio Manager (since 08/06)
Phillip N. Davidson	Brian Woglom
Portfolio Manager (since 05/06)	Portfolio Manager (since 02/12)
Michael Liss	Jeff John
Portfolio Manager (since 05/06)	Portfolio Manager (since 05/12)

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

4	ING American Century Small-Mid Cap Value Portfolio

ING Baron Growth Portfolio

INVESTMENT OBJECTIVE

The Portfolio seeks capital appreciation.

FEES AND EXPENSES OF THE PORTFOLIO

The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class	S2
Management Fee	0.85%
Distribution and/or Shareholder Services (12b-1) Fees	0.50%
Administrative Services Fee	0.10%
Other Expenses	0.04%
Acquired Fund Fees and Expenses	0.01%
Total Annual Portfolio Operating Expenses[2]	1.50%
Waivers and Reimbursements[3]	(0.10)%
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	1.40%

1	The expense ratio has been adjusted to reflect current fees.

2	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

3	The adviser is contractually obligated to limit expenses to 1.49% of Class S2 shares through May 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years. In addition, the distributor is contractually obligated to waive 0.10% of the distribution fee through May 1, 2014. There is no guarantee that the distribution fee waiver will continue after May 1, 2014. The distribution fee waiver will only renew if the distributor elects to renew it.

Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
S2	$143	464	809	1,782

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Example, affect the Portfolio’s performance.

During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 15% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in the securities of small-sized growth companies with market capitalizations of under $2.5 billion as measured at the time of purchase. The Portfolio will provide shareholders with at least 60 days’ prior written notice of any change in this non-fundamental investment policy. The Portfolio will not sell positions just because their market values have increased. Because of its long-term approach, the Portfolio could have a significant percentage of its assets invested in securities that have appreciated beyond their original market capitalizations.

The Portfolio may invest up to 20% in foreign securities, including American Depositary Receipts.

The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).

The Portfolio purchases stocks that the sub-adviser (“Sub-Adviser”) believes are undervalued relative to their businesses’ long-term growth prospects, future cash flows and asset values. The Sub-Adviser seeks to invest in businesses before their long-term growth prospects are appreciated by other investors. The Portfolio may make significant investments in companies in which the Sub-Adviser has great conviction.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

ING Baron Growth Portfolio	5

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio. Any of the following risks, among others, could affect Portfolio performance or cause the Portfolio to lose money or to underperform market averages of other funds.

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Currency   To the extent that the Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Foreign Investments   Investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

Growth Investing   Prices of growth stocks typically reflect high expectations for future company growth, and may fall quickly and significantly if investors suspect that actual growth may be less than expected. Growth companies typically lack any dividends that might cushion price declines. Growth stocks tend to be more volatile than value stocks, and may underperform the market as a whole over any given time period.

Liquidity   If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Portfolio’s manager might wish to sell, and the security could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Portfolio could realize upon disposition. The Portfolio may make investments that become less liquid in response to market developments or adverse investor perception. The Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the Portfolio.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Portfolio costs and impair the ability of the Portfolio to achieve its investment objectives.

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing the Portfolio that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio.

Securities Lending   Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolio will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio’s Class S2 shares’ and Class S shares’ performance from year to year, and the table compares the Portfolio’s Class S2 shares’ and Class S shares’ performance to the performance of a broad-based securities market index/indices for the same period. Class S shares’ performance has been adjusted to reflect the higher expenses of Class S2 shares. The Class S2 shares and Class S shares of the Portfolio would have substantially similar performance because they invest in the same portfolio of securities. However, Class S shares’ performance would be higher than Class S2 shares’ performance because of the higher expenses paid by Class S2 shares. The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such

6	ING Baron Growth Portfolio

fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio’s past performance is no guarantee of future results.

The bar chart below shows the Portfolio’s adjusted Class S shares’ performance (2003-2009) and Class S2 shares’ performance (2010-2012).

Calendar Year Total Returns
(as of December 31 of each year)

Best quarter: 2nd, 2009, 20.38% and Worst quarter: 4th, 2008, (27.00)%

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs (or since inception)	10 Yrs	Inception Date
Class S2%		19.49	26.04	N/A	02/27/09
Russell 2000® Growth Index[1]	%	14.59	24.68[2]	N/A	—
Russell 2500 Growth Index[1,3]	%	16.13	26.03[2]	N/A	—
Russell 2000® Index[1,3]	%	16.35	24.29[2]	N/A	—
Class S (adjusted)%		19.49	4.06	10.52	05/01/02
Russell 2000® Growth Index[1]	%	14.59	3.49	9.80	—
Russell 2500 Growth Index[1,3]	%	16.13	4.07	10.55	—
Russell 2000® Index[1,3]	%	16.35	3.56	9.72	—

1	The index returns do not reflect deductions for fees, expenses, or taxes.

2	Reflects index performance since the date closest to the Class’ inception for which data is available.

3	On April 30, 2013 the Portfolio changed its benchmark from the Russell 2000® Index to the Russell 2500 Growth Index because the Russell 2500 Growth Index is considered by the adviser to be a more appropriate benchmark reflecting the type of securities in which the Portfolio invests.

PORTFOLIO MANAGEMENT

Investment Adviser	Sub-Adviser
Directed Services LLC	BAMCO, Inc.

Portfolio Manager
Ronald Baron
Portfolio Manager (since 05/02)

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

ING Baron Growth Portfolio	7

ING Columbia Small Cap Value II Portfolio

INVESTMENT OBJECTIVE

The Portfolio seeks long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO

The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class	S2
Management Fee	0.75%
Distribution and/or Shareholder Services (12b-1) Fees	0.50%
Administrative Services Fee	0.10%
Other Expenses	0.04%
Total Annual Portfolio Operating Expenses	1.39%
Waivers and Reimbursements[2]	(0.10)%
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	1.29%

1	The expense ratio has been adjusted to reflect current fees.

2	The adviser is contractually obligated to limit expenses to 1.55% of Class S2 shares through May 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses. The obligation will automatically renew for one-year terms unless terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years. In addition, the adviser is contractually obligated to waive a portion of the management fee through May 1, 2014. Based upon net assets as of December 31, 2012, the management fee waiver for the Portfolio would be an estimated (0.02)%. There is no guarantee that the management fee waiver will continue after May 1, 2014. The management fee waiver will only renew if the adviser elects to renew it. Lastly, the distributor is contractually obligated to waive 0.10% of the distribution fee through May 1, 2014. There is no guarantee that the distribution fee waiver will continue after May 1, 2014. The distribution fee waiver will only renew if the distributor elects to renew it.

Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
S2	$131	430	751	1,660

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Example, affect the Portfolio’s performance.

During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 44% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies that have market capitalizations in the range of the companies within the Russell 2000® Value Index (which measures the performance of the small-cap value segment of the U.S. equity universe), at the time of purchase, that the sub-adviser (“Sub-Adviser”) believes are undervalued and have the potential for long-term growth. The Portfolio will provide shareholders with at least 60 days’ prior written notice of any change in this investment policy. The market capitalization of companies in the Russell 2000® Value Index as of December 31, 2012, ranged from $41.2 million and $4.7 billion.

The Portfolio may invest up to 20% of its total assets in foreign securities and depositary receipts. The Portfolio may invest in real estate investment trusts. The Portfolio may invest a significant portion of its assets in a particular sector. The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”); convertible securities; initial public offerings; and derivatives, including options on securities, options on stock indices, covered calls, secured put options, and over-the-counter options. The Portfolio may use derivatives for, among other reasons, investment purposes, for risk management (hedging) purposes, to increase investment flexibility, or to reduce transaction costs.

The Sub-Adviser combines fundamental and quantitative analysis with risk management to identify value opportunities and construct the Portfolio. The management team considers, among other things: businesses that are believed to be fundamentally sound and undervalued due to investor indifference, investor misperception of company prospects, or other factors; various

8	ING Columbia Small Cap Value II Portfolio

measures of valuation, including price-to-cash flow, price-to-earnings, price-to-sales, and price-to-book value (the Sub-Adviser believes that companies with lower valuations are generally more likely to provide opportunities for capital appreciation); a company’s current operating margins relative to its historic range and future potential; and potential indicators of stock price appreciation. These could take the form of anticipated earnings growth, company restructuring, changes in management, new product opportunities, business model changes, or anticipated improvements in macroeconomic factors.

The Sub-Adviser may sell a security when its price reaches a target set by the Sub-Adviser; if the Sub-Adviser believes there is deterioration in the company’s financial circumstances or fundamental prospects, when the Sub-Adviser believes other investments are more attractive or for other reasons.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio. Any of the following risks, among others, could affect Portfolio performance or cause the Portfolio to lose money or to underperform market averages of other funds.

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Convertible Securities   Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.

Credit   Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Currency   To the extent that the Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio and reduce its returns. Derivatives may not perform as expected, so the Portfolio may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio to the risk of improper valuation.

Focused Investing   To the extent that the Portfolio invests a substantial portion of its assets in a particular industry, sector, market segment, or geographical area, its investments will be sensitive to developments in that industry, sector, market segment, or geographical area. The Portfolio assumes the risk that changing economic conditions; changing political or regulatory conditions; or natural and other disasters affecting the particular industry, sector, market segment, or geographical area in which the Portfolio focuses its investments could have a significant impact on its investment performance and could ultimately cause the Portfolio to underperform, or be more volatile than, other funds that invest more broadly.

Foreign Investments   Investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

Initial Public Offerings   Initial Public Offerings (“IPOs”) and companies that have recently gone public have the potential to produce substantial gains for the Portfolio. However, there is no assurance that the Portfolio will have access to profitable IPOs or that IPOs in which the Portfolio invests will rise in value. Furthermore, the value of securities of newly public companies may decline in value shortly after the IPO. When the Portfolio’s asset base is small, the impact of such investments on the Portfolio’s return will be magnified. If the Portfolio’s assets grow, it is likely that the effect of the Portfolio’s investment in IPOs on the Portfolio’s return will decline.

Interest Rate   With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase the Portfolio’s exposure to risks associated with rising interest rates.

Investment Model   The manager’s proprietary model may not adequately allow for existing or unforeseen market factors or the interplay between such factors.

ING Columbia Small Cap Value II Portfolio	9

Liquidity   If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Portfolio’s manager might wish to sell, and the security could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Portfolio could realize upon disposition. The Portfolio may make investments that become less liquid in response to market developments or adverse investor perception. The Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the Portfolio.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Portfolio costs and impair the ability of the Portfolio to achieve its investment objectives.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio.

Over-the-Counter Investments   Investments purchased over-the-counter (“OTC”), including securities and derivatives, can involve greater risks than securities traded on recognized stock exchanges. OTC securities are generally securities of smaller or newer companies that may have limited product lines and markets compared to larger companies. They also can have less management depth, more reliance on key personnel, and less access to capital and credit. OTC securities tend to trade less frequently and in lower volume, and as a result have greater liquidity risk. Many of the protections afforded to participants on some organized exchanges, such as the performance guarantee of an exchange clearing house, are not available in connection with OTC derivatives transactions. Additionally, OTC investments are generally purchased either directly from a dealer or in negotiated transactions with the issuer and as such may expose the Portfolio to counterparty risk.

Real Estate Companies and Real Estate Investment Trusts (“REITs”)   Investing in real estate companies and REITs may subject the Portfolio to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.

Securities Lending   Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolio will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

Small-Capitalization Company   Investments in small-capitalization companies may involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volume typical on a national securities exchange.

Value Investing   Securities that appear to be undervalued may never appreciate to the extent expected. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings and industrial production.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio’s Class S2 shares’ and Class S shares’ performance from year to year, and the table compares the Portfolio’s Class S2 shares’ and Class S shares’ performance to the performance of a broad-based securities market index/indices for the same period. Class S shares’ performance has been adjusted to reflect the higher expenses of Class S2 shares. The Class S2 shares and Class S shares of the Portfolio would have substantially similar performance because they invest in the same portfolio of securities. However, Class S shares’ performance would be higher than Class S2 shares’ performance because of the higher expenses paid by Class S2 shares. The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment

10	ING Columbia Small Cap Value II Portfolio

products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio’s past performance is no guarantee of future results.

The bar chart below shows the Portfolio’s adjusted Class S shares’ performance (2007-2009) and Class S2 shares’ performance (2010-2012).

Calendar Year Total Returns
(as of December 31 of each year)

Best quarter: 3rd, 2009, 21.41% and Worst quarter: 4th, 2008, (24.26)%

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs (or since inception)	10 Yrs (or since inception)	Inception Date
Class S2%		14.07	23.54	N/A	02/27/09
Russell 2000® Value Index[1]	%	18.05	23.80[2]	N/A	—
Class S (adjusted)%		14.03	2.59	2.65	05/01/06
Russell 2000® Value Index[1]	%	18.05	3.55	2.32[2]	—

1	The index returns do not reflect deductions for fees, expenses, or taxes.

2	Reflects index performance since the date closest to the Class’ inception for which data is available.

PORTFOLIO MANAGEMENT

Investment Adviser	Sub-Adviser
Directed Services LLC	Columbia Management Investment Advisers, LLC

Portfolio Managers
Christian K. Stadlinger, Ph.D., CFA	Jarl Ginsberg, CFA
Portfolio Manager (since 05/06)	Portfolio Manager (since 05/06)

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

ING Columbia Small Cap Value II Portfolio	11

ING Invesco Equity and Income Portfolio (formerly, ING Invesco Van Kampen Equity and Income Portfolio)

INVESTMENT OBJECTIVE

The Portfolio seeks total return, consisting of long-term capital appreciation and current income.

FEES AND EXPENSES OF THE PORTFOLIO

The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class	S2
Management Fee	0.55%
Distribution and/or Shareholder Services (12b-1) Fees	0.50%
Administrative Services Fee	0.10%
Other Expenses	0.03%
Acquired Fund Fees and Expenses	0.01%
Total Annual Portfolio Operating Expenses[2]	1.19%
Waivers and Reimbursements[3]	(0.13)%
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	1.06%

1	The expense ratio has been adjusted to reflect current fees.

2	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

3	The adviser is contractually obligated to limit expenses to 1.05% of Class S2 shares through May 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years. In addition, the distributor is contractually obligated to waive 0.10% of the distribution fee through May 1, 2014. There is no guarantee that the distribution fee waiver will continue after May 1, 2014. The distribution fee waiver will only renew if the distributor elects to renew it.

Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
S2	$108	365	642	1,432

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Example, affect the Portfolio’s performance.

During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 27% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity and income securities at the time of investment. The Portfolio will provide shareholders with at least 60 days’ prior written notice of any change in this non-fundamental investment policy.

The Portfolio seeks to achieve its investment objective by investing primarily in income-producing equity instruments (including common stocks, preferred stocks, and convertible securities) and investment-grade quality debt securities. Investment-grade securities are securities rated BBB or higher by Standard & Poor’s Ratings Services or Baa or higher by Moody’s Investors Service, Inc. or unrated securities determined by the sub-adviser (“Sub-Adviser”) to be of comparable quality. The composition of the Portfolio’s investments will vary over time based upon evaluations of economic conditions by the Sub-Adviser and its belief about which securities would best accomplish the Portfolio’s investment objective.

The Portfolio emphasizes a value style of investing, seeking well-established, undervalued companies that the Sub-Adviser believes offer the potential for income and long-term growth of capital. The Sub-Adviser seeks to identify companies that are undervalued and have identifiable factors that might lead to improved valuations. The Portfolio’s style of investment presents the risk that the valuations never improve or that the returns on value securities are less than returns on other styles of investing or the overall market.

The Portfolio may invest in securities that do not pay dividends or interest and securities that have above-average volatility of price movement, including warrants or rights to acquire securities. Because prices of equity securities and debt securities fluctuate, the value of an investment in the Portfolio will vary based on the Portfolio’s investment performance. In an effort to reduce

12	ING Invesco Equity and Income Portfolio

the Portfolio’s overall exposure to any individual security price decline, the Portfolio spreads its investments over many different companies in a variety of industries. The Sub-Adviser focuses on large-capitalization companies, although the Portfolio may invest in companies of any size.

Portfolio securities are typically sold when the assessments of the Sub-Adviser of income or growth potential of such securities materially change.

Under normal market conditions, the Portfolio invests at least 65% of its assets in income-producing equity securities and up to 10% of its assets in illiquid securities and certain restricted securities. The Portfolio may invest up to 15% of its assets in real estate investment trusts and 25% of its assets in securities of foreign issuers. The Portfolio may purchase and sell certain derivative instruments, such as options, futures contracts, and options on futures contracts, structured notes and other types of structured investments, and swaps for various portfolio management purposes, including to earn income, facilitate portfolio management, and mitigate risks.

The Portfolio may invest in collateralized mortgage obligations and commercial mortgage-backed securities.

The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio. Any of the following risks, among others, could affect Portfolio performance or cause the Portfolio to lose money or to underperform market averages of other funds.

Asset Allocation   The success of the Portfolio’s strategy depends on the Sub-Adviser’s skill in allocating Portfolio assets between equity securities and debt instruments and in choosing investments within those categories. There is a risk that the Portfolio may allocate assets to an asset class that underperforms other asset classes.

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Convertible Securities   Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.

Credit   Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Currency   To the extent that the Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio and reduce its returns. Derivatives may not perform as expected, so the Portfolio may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio to the risk of improper valuation.

Dividend   Companies that issue dividend yielding equity securities are not required to continue to pay dividends on such securities. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future.

Foreign Investments   Investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

Interest Rate   With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, interest

ING Invesco Equity and Income Portfolio	13

rates in the United States are at or near historic lows, which may increase the Portfolio’s exposure to risks associated with rising interest rates.

Liquidity   If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Portfolio’s manager might wish to sell, and the security could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Portfolio could realize upon disposition. The Portfolio may make investments that become less liquid in response to market developments or adverse investor perception. The Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the Portfolio.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the value-oriented securities in which the Portfolio invests. Rather, the market could favor growth-oriented securities or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Portfolio costs and impair the ability of the Portfolio to achieve its investment objectives.

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing the Portfolio that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Mortgage- and/or Asset-Backed Securities Defaults on or the low credit quality or liquidity of the underlying assets of the asset-backed (including mortgage-backed) securities held by the Portfolio may impair the value of the securities. There may be limitations on the enforceability of any security interest granted with respect to those underlying assets. These securities also present a higher degree of prepayment and extension risk and interest rate risk than do other types of fixed-income securities.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio.

Prepayment and Extension   Prepayment risk is the risk that principal on mortgages or other loan obligations underlying a security may be repaid prior to the stated maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. Extension risk is the risk that an issuer will exercise its right to repay principal on an obligation held by the Portfolio later than expected, which may decrease the value of the obligation and prevent the Portfolio from investing expected repayment proceeds in securities paying yields higher than the yields paid by the securities that were expected to be repaid.

Real Estate Companies and Real Estate Investment Trusts (“REITs”)   Investing in real estate companies and REITs may subject the Portfolio to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.

Securities Lending   Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolio will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio’s Class S2 shares’ and Class S shares’ performance from year to year, and the table compares the Portfolio’s Class S2 shares’ and Class S shares’ performance to the performance of a broad-based securities market index/indices for the same period. Class S shares’ performance has been adjusted to reflect the higher expenses of Class S2 shares. The Class S2 shares and Class S shares of the Portfolio would have substantially similar performance because they invest in the same portfolio of securities. However, Class S shares’ performance would be higher than Class S2 shares’ performance because of the higher expenses paid by Class S2 shares. The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns

14	ING Invesco Equity and Income Portfolio

table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio’s past performance is no guarantee of future results.

The bar chart below shows the Portfolio’s adjusted Class S shares’ performance (2003-2009) and Class S2 shares’ performance (2010-2012).

..

Calendar Year Total Returns
(as of December 31 of each year)

Best quarter: 3rd, 2009, 16.70% and Worst quarter: 3rd, 2011, (12.78)%

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs (or since inception)	10 Yrs	Inception Date
Class S2%		12.34	15.46	N/A	02/27/09
Russell 1000® Value Index[1]	%	17.51	21.73[2]	N/A	—
Barclays Capital U.S. Government/Credit Index[1]	%	4.82	7.08[2]	N/A	—
60% Russell 1000® Value Index/40% Barclays Capital U.S. Government/Credit Index[1]	%	12.45	16.06[2]	N/A	—
Class S (adjusted)%		12.34	2.92	7.27	12/10/01
Russell 1000® Value Index[1]	%	17.51	0.59	7.38	—
Barclays Capital U.S. Government/Credit Index[1]	%	4.82	6.06	5.25	—
60% Russell 1000® Value Index/40% Barclays Capital U.S. Government/Credit Index[1]	%	12.45	3.27	6.86	—

1	The index returns do not reflect deductions for fees, expenses, or taxes.

2	Reflects index performance since the date closest to the Class’ inception for which data is available.

PORTFOLIO MANAGEMENT

Investment Adviser	Sub-Adviser
Directed Services LLC	Invesco Advisers, Inc.

Portfolio Managers
Thomas Bastian	Mary Jayne Maly
Lead Portfolio Manager (since 04/03)	Portfolio Manager (since 07/08)
James Roeder	Mark Laskin
Portfolio Manager (since 05/99)	Portfolio Manager (since 01/07)
Sergio Marcheli	Chuck Burge
Portfolio Manager (since 04/03)	Portfolio Manager (since 06/10)

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

ING Invesco Equity and Income Portfolio	15

ING JPMorgan Mid Cap Value Portfolio

INVESTMENT OBJECTIVE

The Portfolio seeks growth from capital appreciation.

FEES AND EXPENSES OF THE PORTFOLIO

The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class	S2
Management Fee	0.75%
Distribution and/or Shareholder Services (12b-1) Fees	0.50%
Administrative Services Fee	0.10%
Other Expenses	0.05%
Acquired Fund Fees and Expenses	0.01%
Total Annual Portfolio Operating Expenses[2]	1.41%
Waivers and Reimbursements[3]	(0.10)%
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	1.31%

1	The expense ratio has been adjusted to reflect current fees.

2	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

3	The adviser is contractually obligated to limit expenses to 1.40% of Class S2 shares through May 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years. In addition, the distributor is contractually obligated to waive 0.10% of the distribution fee through May 1, 2014. There is no guarantee that the distribution fee waiver will continue after May 1, 2014. The distribution fee waiver will only renew if the distributor elects to renew it.

Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
S2	$133	436	762	1,682

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Example, affect the Portfolio’s performance.

During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 28% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of mid-capitalization companies. The sub-adviser (“Sub-Adviser”) defines mid-capitalization companies as those companies with market capitalizations between $1 billion and $20 billion at the time of purchase. The Portfolio seeks to invest in equity securities that the Sub-Adviser believes to be be undervalued. The Portfolio will provide shareholders with at least 60 days’ prior written notice of any change in this non-fundamental investment policy. Market capitalization is the total market value of a company’s shares. Under normal market conditions, the Portfolio will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States.

The Portfolio may invest in other equity securities, which include preferred stocks, convertible securities, and foreign securities, which may take the form of depositary receipts. The Portfolio also may use derivatives, which are instruments that have a value based on another instrument, exchange rate or index, as substitutes for securities in which the Portfolio can invest. The Portfolio may use futures contracts to more effectively gain targeted equity exposure from its cash position. The Portfolio may also invest up to 15% in real estate investments trusts.

The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).

The Sub-Adviser employs a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening, and proprietary fundamental analysis. The Sub-Adviser’s investment philosophy is centered on the belief that companies possessing the ability to consistently generate free cash flow led by management teams that are effective

16	ING JPMorgan Mid Cap Value Portfolio

allocators of capital have the greatest potential to grow intrinsic value per share. The Sub-Adviser conducts a comprehensive analysis evaluating the business, management, and financial factors for all potential investments. The Sub-Adviser, in conjunction with their assessment of valuation, will overlay their subjective analysis of business and management factors to form a view of the stock’s future potential. The research process is designed to uncover companies with predictable and durable business models deemed capable of achieving sustainable growth and to purchase them at a discount.

The Sub-Adviser may sell a security due to a change in the company’s fundamentals. A change in the original reason for purchase of the original investment may cause the security to be eliminated from the Portfolio. The Sub-Adviser may sell a security due to opportunity cost. As a result, a new company may displace a current holding. Finally, the Sub-Adviser may sell a security due to extreme over valuation. While the Sub-Adviser will not automatically sell when a security reaches a certain price, the attainment of an intermediary price target will trigger a re-evaluation of the company’s fundamentals and future potential.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio. Any of the following risks, among others, could affect Portfolio performance or cause the Portfolio to lose money or to underperform market averages of other funds.

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Convertible Securities   Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.

Credit   Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Currency   To the extent that the Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio and reduce its returns. Derivatives may not perform as expected, so the Portfolio may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio to the risk of improper valuation.

Foreign Investments   Investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

Interest Rate   With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase the Portfolio’s exposure to risks associated with rising interest rates.

Investment Model   The manager’s proprietary model may not adequately allow for existing or unforeseen market factors or the interplay between such factors.

Liquidity   If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Portfolio’s manager might wish to sell, and the security could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Portfolio could realize upon disposition. The Portfolio may make investments that become less liquid in response to market developments or adverse investor perception. The Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the Portfolio.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time,

ING JPMorgan Mid Cap Value Portfolio	17

and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Portfolio costs and impair the ability of the Portfolio to achieve its investment objectives.

Mid-Capitalization Company   Investments in mid-capitalization companies may involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio.

Over-the-Counter Investments   Investments purchased over-the-counter (“OTC”), including securities and derivatives, can involve greater risks than securities traded on recognized stock exchanges. OTC securities are generally securities of smaller or newer companies that may have limited product lines and markets compared to larger companies. They also can have less management depth, more reliance on key personnel, and less access to capital and credit. OTC securities tend to trade less frequently and in lower volume, and as a result have greater liquidity risk. Many of the protections afforded to participants on some organized exchanges, such as the performance guarantee of an exchange clearing house, are not available in connection with OTC derivatives transactions. Additionally, OTC investments are generally purchased either directly from a dealer or in negotiated transactions with the issuer and as such may expose the Portfolio to counterparty risk.

Real Estate Companies and Real Estate Investment Trusts (“REITs”)   Investing in real estate companies and REITs may subject the Portfolio to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.

Securities Lending   Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolio will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

Value Investing   Securities that appear to be undervalued may never appreciate to the extent expected. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings and industrial production.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio’s Class S2 shares’ and Class S shares’ performance from year to year, and the table compares the Portfolio’s Class S2 shares’ and Class S shares’ performance to the performance of a broad-based securities market index/indices for the same period. Class S shares’ performance has been adjusted to reflect the higher expenses of Class S2 shares. The Class S2 shares and Class S shares of the Portfolio would have substantially similar performance because they invest in the same portfolio of securities. However, Class S shares’ performance would be higher than Class S2 shares’ performance because of the higher expenses paid by Class S2 shares. The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio’s past performance is no guarantee of future results.

The bar chart below shows the Portfolio’s adjusted Class S shares’ performance (2003-2009) and Class S2 shares’ performance (2010-2012).

Calendar Year Total Returns
(as of December 31 of each year)

Best quarter: 3rd, 2009, 17.85% and Worst quarter: 4th, 2008, (21.57)%

18	ING JPMorgan Mid Cap Value Portfolio

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs (or since inception)	10 Yrs	Inception Date
Class S2%		19.86	24.25	N/A	02/27/09
Russell Midcap® Value Index[1]	%	18.51	26.87[2]	N/A	—
Class S (adjusted)%		19.84	4.66	9.74	05/01/02
Russell Midcap® Value Index[1]	%	18.51	3.79	10.63	—

1	The index returns do not reflect deductions for fees, expenses, or taxes.

2	Reflects index performance since the date closest to the Class’ inception for which data is available.

PORTFOLIO MANAGEMENT

Investment Adviser	Sub-Adviser
Directed Services LLC	J.P. Morgan Investment Management Inc.

Portfolio Managers
Jonathan K.L. Simon	Lawrence Playford
Portfolio Manager (since 10/04)	Portfolio Manager (since 10/04)
Gloria Fu
Portfolio Manager (since 05/06)

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

ING JPMorgan Mid Cap Value Portfolio	19

ING Oppenheimer Global Portfolio

INVESTMENT OBJECTIVE

The Portfolio seeks capital appreciation.

FEES AND EXPENSES OF THE PORTFOLIO

The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class	S2
Management Fee	0.60%
Distribution and/or Shareholder Services (12b-1) Fees	0.50%
Administrative Services Fee	0.10%
Other Expenses	0.05%
Total Annual Portfolio Operating Expenses	1.25%
Waivers and Reimbursements[2]	(0.10)%
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	1.15%

1	The expense ratio has been adjusted to reflect current fees.

2	The adviser is contractually obligated to limit expenses to 1.20% of Class S2 shares through May 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years. In addition, the distributor is contractually obligated to waive 0.10% of the distribution fee through May 1, 2014. There is no guarantee that the distribution fee waiver will continue after May 1, 2014. The distribution fee waiver will only renew if the distributor elects to renew it.

Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
S2	$117	387	677	1,502

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Example, affect the Portfolio’s performance.

During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 13% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio invests mainly in common stocks of companies in the United States and foreign countries. The Portfolio can invest without limit in foreign securities and can invest in any country, including countries with developing or emerging markets. However, the Portfolio currently emphasizes investments in developed markets such as the United States, Western European countries and Japan. The Portfolio does not limit its investments to companies in a particular capitalization range, but currently focuses its investments in mid- and large-capitalization companies.

The Portfolio is not required to allocate its investments in any set percentages in any particular country. The Portfolio normally will invest in at least three countries (one of which may be the United States). In selecting securities for the Portfolio, the sub-adviser (“Sub-Adviser”) looks primarily for foreign and U.S. companies with high growth potential. The Sub-Adviser uses fundamental analysis of a company’s financial statements, management structure, operations and product development, and considers factors affecting the industry of which the issuer is a part.

The foreign securities the Portfolio can buy include stocks and other equity securities of companies organized under the laws of a foreign country, or companies that have a substantial portion of their operations or assets abroad, or derive a substantial portion of their revenue or profits from businesses, investments, or sales outside the United States. Foreign securities include securities traded primarily on foreign securities exchanges, or in the foreign over-the-counter market. The Portfolio may purchase American Depository Shares (“ADS”) as part of American Depository Receipt (“ADR”) issuances, which are negotiable certificates traded on a U.S. exchange issued by a U.S. bank representing a specified number of shares in a foreign stock.

The Portfolio’s investments include common stocks of foreign and domestic companies that the Sub-Adviser believes have growth potential. Growth companies can be new or established companies

20	ING Oppenheimer Global Portfolio

that may be developing new products or services that have relatively favorable prospects, or that are expanding into new and growing markets. Growth companies may be applying new technology, new or improved distribution techniques, or developing new services that might enable them to capture a dominant or important market position. Growth companies tend to retain a large part of their earnings and therefore, do not tend to emphasize paying dividends and may not pay dividends for some time. They are selected because the Sub-Adviser believes the price of their stock will increase over the long term.

The Portfolio may also invest in other equity instruments such as preferred stocks, warrants, and securities convertible into common stocks. In addition, the Portfolio may invest in derivative instruments, including options, futures, and forward contracts. The Portfolio can buy and sell hedging instruments (forward contracts, futures contracts and put and call options). Derivatives may allow the Portfolio to increase or decrease its exposure to certain markets or risk. The Portfolio may use derivatives to seek to increase its investment return or for hedging purposes against certain market risks. The Portfolio can also buy debt securities. The Portfolio normally does not intend to invest more than 5% of its total assets in debt securities.

The allocation of the Portfolio’s investment portfolio among different investments will vary over time based upon the Sub-Adviser’s evaluation of economic and market trends. The Portfolio’s investment portfolio might not always include all of the different types of investments described in this Prospectus. The Sub-Adviser tries to reduce risks by carefully researching securities before they are purchased. The Portfolio attempts to reduce its exposure to market risks by diversifying its investments. Also, the Portfolio does not concentrate 25% or more of its assets in any one industry. However, changes in the overall market prices of securities and the income they pay can occur at any time. In addition, from time to time, the Portfolio may increase the relative emphasis of its investments in a particular industry. The share price of the Portfolio will change daily based on changes in market prices of securities and market conditions and in response to other economic events.

The Sub-Adviser considers overall and relative economic conditions in U.S. and foreign markets, and seeks broad portfolio diversification in different countries to help moderate the special risks of foreign investing. The Sub-Adviser currently focuses on the factors below (which may vary in particular cases and may change over time), looking for: stocks of growth-oriented companies of any market capitalization worldwide; companies that stand to benefit from global growth trends; businesses with strong competitive positions and high demand for their products or services; and cyclical opportunities in the business cycle and sectors or industries that may benefit from those opportunities.

In applying these and other selection criteria, the Sub-Adviser considers the effect of worldwide trends on the growth of various business sectors. The trends, or global “themes,” currently considered include development of new technologies, corporate restructuring, the growth of mass affluence and demographic changes.

The Portfolio may invest up to 15% of its assets in illiquid or restricted securities. The Portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio. Any of the following risks, among others, could affect Portfolio performance or cause the Portfolio to lose money or to underperform market averages of other funds.

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Convertible Securities   Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.

Credit   Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Currency   To the extent that the Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio and reduce its returns. Derivatives may not perform as expected, so the Portfolio may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio to the risk of improper valuation.

ING Oppenheimer Global Portfolio	21

Focused Investing   To the extent that the Portfolio invests a substantial portion of its assets in a particular industry, sector, market segment, or geographical area, its investments will be sensitive to developments in that industry, sector, market segment, or geographical area. The Portfolio assumes the risk that changing economic conditions; changing political or regulatory conditions; or natural and other disasters affecting the particular industry, sector, market segment, or geographical area in which the Portfolio focuses its investments could have a significant impact on its investment performance and could ultimately cause the Portfolio to underperform, or be more volatile than, other funds that invest more broadly.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. Foreign investment risks may be greater in developing and emerging markets than in developed markets.

Interest Rate   With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase the Portfolio’s exposure to risks associated with rising interest rates.

Liquidity   If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Portfolio’s manager might wish to sell, and the security could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Portfolio could realize upon disposition. The Portfolio may make investments that become less liquid in response to market developments or adverse investor perception. The Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the Portfolio.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth-oriented securities in which the Portfolio invests. Rather, the market could favor value-oriented securities or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Portfolio costs and impair the ability of the Portfolio to achieve its investment objectives.

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing the Portfolio that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio.

Over-the-Counter Investments   Investments purchased over-the-counter (“OTC”), including securities and derivatives, can involve greater risks than securities traded on recognized stock exchanges. OTC securities are generally securities of smaller or newer companies that may have limited product lines and markets compared to larger companies. They also can have less management depth, more reliance on key personnel, and less access to capital and credit. OTC securities tend to trade less frequently and in lower volume, and as a result have greater liquidity risk. Many of the protections afforded to participants on some organized exchanges, such as the performance guarantee of an exchange clearing house, are not available in connection with OTC derivatives transactions. Additionally, OTC investments are generally purchased either directly from a dealer or in negotiated transactions with the issuer and as such may expose the Portfolio to counterparty risk.

Securities Lending   Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolio will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

22	ING Oppenheimer Global Portfolio

Special Situations   A “special situation” arises when, in the Sub-Adviser’s opinion, securities of a particular company will appreciate in value within a reasonable period because of unique circumstances applicable to the company. Special situations often involve much greater risk than is inherent in ordinary investment securities. Investments in special situation companies may not appreciate and the Portfolio’s performance could suffer if an anticipated development does not occur or does not produce the anticipated result.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio’s Class S2 shares’ and Class S shares’ performance from year to year, and the table compares the Portfolio’s Class S2 shares’ and Class S shares’ performance to the performance of a broad-based securities market index/indices for the same period. Class S shares’ performance has been adjusted to reflect the higher expenses of Class S2 shares. The Class S2 shares and Class S shares of the Portfolio would have substantially similar performance because they invest in the same portfolio of securities. However, Class S shares’ performance would be higher than Class S2 shares’ performance because of the higher expenses paid by Class S2 shares. The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio’s past performance is no guarantee of future results.

The bar chart below shows the Portfolio’s adjusted Class S shares’ performance (2003-2009) and Class S2 shares’ performance (2010-2012).

Calendar Year Total Returns
(as of December 31 of each year)

Best quarter: 2nd, 2009, 23.10% and Worst quarter: 4th, 2008, (21.56)%

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs (or since inception)	10 Yrs	Inception Date
Class S2%		21.17	21.83	N/A	02/27/09
MSCI World IndexSM [1]	%	15.83	18.88[2]	N/A	—
MSCI ACW IndexSM [1]	%	16.13	19.48[2]	N/A	—
Class S (adjusted)%		21.15	1.17	8.51	05/01/02
MSCI World IndexSM [1]	%	15.83	(1.18)	7.51	—
MSCI ACW IndexSM [1]	%	16.13	(1.16)	8.11	—

1	The index returns include the reinvestment of dividends and distributions net of withholding taxes, but do not reflect fees, brokerage commissions, or other expenses.

2	Reflects index performance since the date closest to the Class’ inception for which data is available.

PORTFOLIO MANAGEMENT

Investment Adviser	Sub-Adviser
Directed Services LLC	OppenheimerFunds, Inc.

Portfolio Manager
Rajeev Bhaman, CFA
Portfolio Manager (since 08/04)

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

ING Oppenheimer Global Portfolio	23

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

24	ING Oppenheimer Global Portfolio

ING PIMCO Total Return Portfolio

INVESTMENT OBJECTIVE

The Portfolio seeks maximum total return, consistent with capital preservation and prudent investment management.

FEES AND EXPENSES OF THE PORTFOLIO

The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class	S2
Management Fee	0.44%
Distribution and/or Shareholder Services (12b-1) Fees	0.50%
Administrative Services Fee	0.10%
Other Expenses	0.04%
Total Annual Portfolio Operating Expenses	1.08%
Waivers and Reimbursements[2]	(0.10)%
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	0.98%

1	The expense ratio has been adjusted to reflect current fees.

2	The adviser is contractually obligated to limit expenses to 0.98% of Class S2 shares through May 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years. In addition, the distributor is contractually obligated to waive 0.10% of the distribution fee through May 1, 2014. There is no guarantee that the distribution fee waiver will continue after May 1, 2014. The distribution fee waiver will only renew if the distributor elects to renew it.

Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
S2	$100	334	586	1,308

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Example, affect the Portfolio’s performance.

During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 897% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio invests at least 65% of its total assets in a diversified portfolio of fixed-income instruments of varying maturities which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The average portfolio duration of this Portfolio normally varies within two years (plus or minus) of the duration of the Barclays Capital U.S. Aggregate Bond Index as calculated by the sub-adviser (“Sub-Adviser”).

The debt instruments in which the Portfolio may invest include: securities issued or guaranteed by the U.S. government, its agencies or government-sponsored enterprises, corporate debt instruments of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; mortgage-backed and asset-backed securities; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or “indexed” securities and event-linked bonds; bank capital and trust preferred securities; loan participations and assignments; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed-time deposits and bankers’ acceptances; repurchase agreements or debt instruments and reverse repurchase agreements or debt instruments; debt securities issued by state or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities. The Portfolio may invest in derivatives based on debt instruments, such as options, futures contracts, or swap agreements to generate income, to manage credit exposure, and as a substitute for physical securities.

The Portfolio invests primarily in investment-grade debt instruments, but may invest up to 10% of its total assets in high-yield securities (“junk bonds”) rated below investment-grade but rated B or higher at the time of investment by Moody’s Investors Services, Inc., Standard & Poor’s Ratings Services, or by Fitch Ratings or, if unrated, determined by the Sub-Adviser to be of comparable quality (except that within such limitation, the Portfolio may invest

ING PIMCO Total Return Portfolio	25

in mortgage-related securities rated below B). The Portfolio may engage in short sales and may invest up to 10% of its total assets in equity-related securities. Equity-related securities share characteristics of both debt and equity, such as convertibles and preferred stock. The Portfolio may invest up to 30% of its total assets in non-U.S. dollar-denominated securities, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. Foreign exposure may be obtained through both developed countries and countries with emerging securities markets. The Portfolio may invest up to 15% of its total assets in securities and instruments that are economically tied to countries with emerging securities markets. The Portfolio may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of its total assets.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts, or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buybacks or dollar rolls). The total return sought by the Portfolio consists of income earned on the Portfolio’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio. Any of the following risks, among others, could affect Portfolio performance or cause the Portfolio to lose money or to underperform market averages of other funds.

Bank Instruments   The Portfolio may invest in certificates of deposit, fixed-time deposits, bankers’ acceptances, and other debt and deposit-type obligations issued by banks. Although the Portfolio attempts to invest only with high-quality banking institutions, most banking institutions are dependent on other institutions to fulfill their obligations. As a result, changes in economic, regulatory, political conditions, or other events that affect the banking industry may have an adverse effect on the banking institutions in which the Portfolio invests or that serve as counterparties in transactions with the Portfolio.

Call   During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income.

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Convertible Securities   Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.

Credit   Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Credit Default Swaps   The Portfolio may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the Portfolio pays a fee to protect against the risk that a security held by the Portfolio will default. As a seller of the swap, the Portfolio receives payment(s) in return for its obligation to pay the counterparty an agreed upon value of a security in the event of a default of the security issuer. Credit default swaps are largely unregulated and susceptible to liquidity, credit, and counterparty risks.

Currency   To the extent that the Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio and reduce its returns. Derivatives may not perform as expected, so the Portfolio may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio to the risk of improper valuation.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing

26	ING PIMCO Total Return Portfolio

standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. Foreign investment risks may be greater in developing and emerging markets than in developed markets.

High-Yield Securities   Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Inflation-Indexed Bonds   If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Interest in Loans   The value and the income streams of interests in loans (including participation interests in lease financings and assignments in secured variable or floating rate loans) will decline if borrowers delay payments or fail to pay altogether. A large rise in interest rates could increase this risk. Although loans are generally fully collateralized when purchased, the collateral may become illiquid or decline in value. Many loans themselves carry liquidity and valuation risks.

Interest Rate   With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase the Portfolio’s exposure to risks associated with rising interest rates.

Leverage   Certain transactions and investment strategies may give rise to leverage. Such transactions and investment strategies, include, but are not limited to: borrowing, dollar rolls, reverse repurchase agreements, loans of portfolio securities and the use of when-issued, delayed-delivery or forward-commitment transactions. The use of certain derivatives may also increase leveraging risk. The use of leverage may increase the Portfolio’s expenses and increase the impact of the Portfolio’s other risks.

Liquidity   If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Portfolio’s manager might wish to sell, and the security could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Portfolio could realize upon disposition. The Portfolio may make investments that become less liquid in response to market developments or adverse investor perception. The Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the Portfolio.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Portfolio costs and impair the ability of the Portfolio to achieve its investment objectives.

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing the Portfolio that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Mortgage- and/or Asset-Backed Securities Defaults on or the low credit quality or liquidity of the underlying assets of the asset-backed (including mortgage-backed) securities held by the Portfolio may impair the value of the securities. There may be limitations on the enforceability of any security interest granted with respect to those underlying assets. These securities also present a higher degree of prepayment and extension risk and interest rate risk than do other types of fixed-income securities.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio.

Prepayment and Extension   Prepayment risk is the risk that principal on mortgages or other loan obligations underlying a security may be repaid prior to the stated maturity date, which

ING PIMCO Total Return Portfolio	27

may reduce the market value of the security and the anticipated yield-to-maturity. Extension risk is the risk that an issuer will exercise its right to repay principal on an obligation held by the Portfolio later than expected, which may decrease the value of the obligation and prevent the Portfolio from investing expected repayment proceeds in securities paying yields higher than the yields paid by the securities that were expected to be repaid.

Securities Lending   Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolio will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

Short Sales   Short sales involve selling a security the Portfolio does not own in anticipation that the security’s price will decline. When the Portfolio sells a security short and the price of that security rises, it creates a loss for the Portfolio. Short sales create leverage and could increase the volatility of the Portfolio’s share price.

Sovereign Debt   These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

U.S. Government Securities and Obligations   U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored enterprises. U.S. government securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio’s Class S2 shares’ and Class S shares’ performance from year to year, and the table compares the Portfolio’s Class S2 shares’ and Class S shares’ performance to the performance of a broad-based securities market index/indices for the same period. Class S shares’ performance has been adjusted to reflect the higher expenses of Class S2 shares. The Class S2 shares and Class S shares of the Portfolio would have substantially similar performance because they invest in the same portfolio of securities. However, Class S shares’ performance would be higher than Class S2 shares’ performance because of the higher expenses paid by Class S2 shares. The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio’s past performance is no guarantee of future results.

The bar chart below shows the Portfolio’s adjusted Class S shares’ performance (2003-2009) and Class S2 shares’ performance (2010-2012).

Calendar Year Total Returns
(as of December 31 of each year)

Best quarter: 2nd, 2009, 6.07% and Worst quarter: 3rd, 2008, (5.60)%

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs (or since inception)	10 Yrs	Inception Date
Class S2%		7.73	8.92	N/A	02/27/09
BCAB Index[1]	%	4.21	6.74[2]	N/A	—
Class S (adjusted)%		7.73	5.98	5.30	05/01/02
BCAB Index[1]	%	4.21	5.95	5.18	—

1	The index returns do not reflect deductions for fees, expenses, or taxes.

2	Reflects index performance since the date closest to the Class’ inception for which data is available.

PORTFOLIO MANAGEMENT

Investment Adviser	Sub-Adviser
Directed Services LLC	Pacific Investment Management Company LLC

Portfolio Manager
William H. Gross
Portfolio Manager (since 05/07)

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under

28	ING PIMCO Total Return Portfolio

Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

ING PIMCO Total Return Portfolio	29

ING T. Rowe Price Diversified Mid Cap Growth Portfolio

INVESTMENT OBJECTIVE

The Portfolio seeks long-term capital appreciation.

FEES AND EXPENSES OF THE PORTFOLIO

The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class	S2
Management Fee	0.64%
Distribution and/or Shareholder Services (12b-1) Fees	0.50%
Administrative Services Fee	0.10%
Other Expenses	0.04%
Total Annual Portfolio Operating Expenses	1.28%
Waivers and Reimbursements[2]	(0.13)%
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	1.15%

1	The expense ratio has been adjusted to reflect current fees.

2	The adviser is contractually obligated to limit expenses to 1.15% of Class S2 shares through May 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years. In addition, the distributor is contractually obligated to waive 0.10% of the distribution fee through May 1, 2014. There is no guarantee that the distribution fee waiver will continue after May 1, 2014. The distribution fee waiver will only renew if the distributor elects to renew it.

Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
S2	$117	393	690	1,534

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Example, affect the Portfolio’s performance.

During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 17% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in the equity securities of companies having a market capitalization within the range of companies in the Russell Midcap® Growth Index or the Standard and Poor’s MidCap 400 Index (the “Indices”) at the time of purchase. The Portfolio will provide shareholders with at least 60 days’ prior written notice of any change in this non-fundamental investment policy. As of December 31, 2012 the smallest company in the Russell Midcap® Growth Index had a market capitalization of $403.7 million and the largest had a market capitalization of $21.2 billion. As of December 31, 2012 the smallest company in the Standard and Poor’s MidCap 400 Index had a market capitalization of $498.4 million and the largest had a market capitalization of $16.3 billion. The sub-adviser (“Sub-Adviser”) focuses on mid-sized companies whose earnings are expected to grow at a rate faster than the average company.

The Portfolio may on occasion purchase a stock whose market capitalization is outside of the capitalization range of mid-sized companies. The market capitalization of the companies in the Portfolio and the Indices will change over time, and the Portfolio will not automatically sell or cease to purchase a stock of a company it already owns just because the company’s market capitalization grows or falls outside of the index ranges.

Stock selection is based on a combination of fundamental, bottom-up analysis and top-down quantitative strategies in an effort to identify companies with superior long-term appreciation prospects. The Sub-Adviser generally uses a growth approach, looking for companies with one or more of the following characteristics: a demonstrated ability to consistently increase revenues, earnings, and cash flow; capable management; attractive business niches; and a sustainable competitive advantage.

Valuation measures, such as a company’s price/earnings ratio relative to the market and its own growth rate, are also considered. Most holdings are expected to have relatively low dividend yields.

30	ING T. Rowe Price Diversified Mid Cap Growth Portfolio

In pursuing its investment objective, the Sub-Adviser has the discretion to deviate from the Portfolio’s normal investment criteria, as described above, and purchase securities that it believes will provide an opportunity for gain. These special situations might arise when the Sub-Adviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, a new product introduction or innovation, or a favorable competitive development.

While most assets will be invested in U.S. common stocks, to a limited extent, other securities may also be purchased, including foreign stocks, futures, and forward foreign currency exchange contracts, in keeping with the Portfolio’s investment objective. Any investments in futures would typically serve as an efficient means of gaining exposure to certain markets or as a cash management tool to maintain liquidity while being invested in the market. Forward foreign currency exchange contracts would primarily be used to help protect the Portfolio’s foreign holdings from unfavorable changes in foreign currency exchange rates.

The Portfolio may also invest, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”), in shares of T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund, internally managed money market funds of the Sub-Adviser. In addition, the Portfolio may invest in U.S. and foreign dollar denominated money market securities and U.S. and foreign dollar currencies.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio. Any of the following risks, among others, could affect Portfolio performance or cause the Portfolio to lose money or to underperform market averages of other funds.

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Currency   To the extent that the Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio and reduce its returns. Derivatives may not perform as expected, so the Portfolio may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio to the risk of improper valuation.

Foreign Investments   Investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

Growth Investing   Prices of growth stocks typically reflect high expectations for future company growth, and may fall quickly and significantly if investors suspect that actual growth may be less than expected. Growth companies typically lack any dividends that might cushion price declines. Growth stocks tend to be more volatile than value stocks, and may underperform the market as a whole over any given time period.

Investment Model   The manager’s proprietary model may not adequately allow for existing or unforeseen market factors or the interplay between such factors.

Liquidity   If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Portfolio’s manager might wish to sell, and the security could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Portfolio could realize upon disposition. The Portfolio may make investments that become less liquid in response to market developments or adverse investor perception. The Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the Portfolio.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Portfolio costs and impair the ability of the Portfolio to achieve its investment objectives.

ING T. Rowe Price Diversified Mid Cap Growth Portfolio	31

Mid-Capitalization Company   Investments in mid-capitalization companies may involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio.

Securities Lending   Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolio will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

Special Situations   A “special situation” arises when, in the Sub-Adviser’s opinion, securities of a particular company will appreciate in value within a reasonable period because of unique circumstances applicable to the company. Special situations often involve much greater risk than is inherent in ordinary investment securities. Investments in special situation companies may not appreciate and the Portfolio’s performance could suffer if an anticipated development does not occur or does not produce the anticipated result.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio’s Class S2 shares’ and Class S shares’ performance from year to year, and the table compares the Portfolio’s Class S2 shares’ and Class S shares’ performance to the performance of a broad-based securities market index/indices for the same period. Class S shares’ performance has been adjusted to reflect the higher expenses of Class S2 shares. The Class S2 shares and Class S shares of the Portfolio would have substantially similar performance because they invest in the same portfolio of securities. However, Class S shares’ performance would be higher than Class S2 shares’ performance because of the higher expenses paid by Class S2 shares. The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio’s past performance is no guarantee of future results.

The bar chart below shows the Portfolio’s adjusted Class S shares’ performance (2003-2009) and Class S2 shares’ performance (2010-2012).

Calendar Year Total Returns
(as of December 31 of each year)

Best quarter: 2nd, 2003, 19.92% and Worst quarter: 4th, 2008, (27.64)%

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs (or since inception)	10 Yrs	Inception Date
Class S2%		15.73	24.65	N/A	02/27/09
S&P MidCap 400 Index[1]	%	17.88	25.70[2]	N/A	—
Russell Midcap® Growth Index[1]	%	15.81	25.44[2]	N/A	—
Class S (adjusted)%		15.70	3.24	9.40	12/10/01
S&P MidCap 400 Index[1]	%	17.88	5.15	10.53	—
Russell Midcap® Growth Index[1]	%	15.81	3.23	10.32	—

1	The index returns do not reflect deductions for fees, expenses, or taxes.

2	Reflects index performance since the date closest to the Class’ inception for which data is available.

PORTFOLIO MANAGEMENT

Investment Adviser	Sub-Adviser
Directed Services LLC	T. Rowe Price Associates, Inc.

Portfolio Managers
Donald J. Peters	Donald J. Easley
Portfolio Manager (since 11/04)	Portfolio Manager (since 05/09)

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information

32	ING T. Rowe Price Diversified Mid Cap Growth Portfolio

on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

ING T. Rowe Price Diversified Mid Cap Growth Portfolio	33

ING T. Rowe Price Growth Equity Portfolio

INVESTMENT OBJECTIVE

The Portfolio seeks long-term capital growth, and secondarily, increasing dividend income.

FEES AND EXPENSES OF THE PORTFOLIO

The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class	S2
Management Fee	0.60%
Distribution and/or Shareholder Services (12b-1) Fees	0.50%
Administrative Services Fee	0.10%
Other Expenses	0.04%
Total Annual Portfolio Operating Expenses	1.24%
Waivers and Reimbursements[2]	(0.11)%
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	1.13%

1	The expense ratio has been adjusted to reflect current fees.

2	The adviser is contractually obligated to limit expenses to 1.15% of Class S2 shares through May 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years. In addition, the adviser is contractually obligated to waive a portion of the management fee through May 1, 2014. Also, the adviser is contractually obligated to further waive a portion of the management fee through May 1, 2014. Based upon net assets as of December 31, 2012, these management fee waivers for the Portfolio would be (0.01)%. There is no guarantee that these management fee waivers will continue after May 1, 2014. These management fee waivers will only renew if the adviser elects to renew them. Lastly, the distributor is contractually obligated to waive 0.10% of the distribution fee through May 1, 2014. There is no guarantee that the distribution fee waiver will continue after May 1, 2014. The distribution fee waiver will only renew if the distributor elects to renew it.

Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
S2	$115	383	670	1,490

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Example, affect the Portfolio’s performance.

During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 38% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks. The Portfolio will provide shareholders with at least 60 days’ prior written notice of any change in this non-fundamental investment policy. The Portfolio concentrates its investments in growth companies. The sub-adviser (“Sub-Adviser”) seeks investments in companies that have the ability to pay increasing dividends through strong cash flows and whose rates of earnings growth are considered above average. In addition, the Sub-Adviser seeks companies with a lucrative niche in the economy that the Sub-Adviser believes will give them the ability to sustain earnings momentum even during times of slow economic growth. As growth investors, the Sub-Adviser believes that when a company’s earnings grow faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.

The Portfolio may also purchase, to a limited extent, foreign stocks, hybrid securities, futures, and forward foreign currency exchange contracts, in keeping with its objectives. Any investments in futures would typically serve as an efficient means of gaining exposure to certain markets or as a cash management tool to maintain liquidity while being invested in the market. Forward foreign currency exchange contracts would primarily be used to help protect the Portfolio’s foreign holdings from unfavorable changes in foreign currency exchange rates. The Portfolio may have exposure to foreign currencies through its investment in foreign securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase

34	ING T. Rowe Price Growth Equity Portfolio

or sale of a fixed quantity of foreign currency at a future date. The Portfolio’s investments in foreign securities are limited to 30% of the Portfolio’s assets.

The Portfolio may also invest, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”), in shares of T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund, internally managed money market funds of the Sub-Adviser. In addition, the Portfolio may invest in U.S. and foreign dollar denominated money market securities and U.S. and foreign dollar currencies.

In pursuing its investment objectives, the Sub-Adviser has the discretion to deviate from its normal investment criteria, as described above, and purchase securities that it believes will provide an opportunity for gain. These special situations might arise when the Sub-Adviser believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, a new product introduction or innovation, or a favorable competitive development.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio. Any of the following risks, among others, could affect Portfolio performance or cause the Portfolio to lose money or to underperform market averages of other funds.

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Currency   To the extent that the Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio and reduce its returns. Derivatives may not perform as expected, so the Portfolio may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio to the risk of improper valuation.

Foreign Investments   Investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

Growth Investing   Prices of growth stocks typically reflect high expectations for future company growth, and may fall quickly and significantly if investors suspect that actual growth may be less than expected. Growth companies typically lack any dividends that might cushion price declines. Growth stocks tend to be more volatile than value stocks, and may underperform the market as a whole over any given time period.

Liquidity   If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Portfolio’s manager might wish to sell, and the security could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Portfolio could realize upon disposition. The Portfolio may make investments that become less liquid in response to market developments or adverse investor perception. The Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the Portfolio.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Portfolio costs and impair the ability of the Portfolio to achieve its investment objectives.

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing the Portfolio that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading

ING T. Rowe Price Growth Equity Portfolio	35

market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio.

Securities Lending   Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolio will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

Special Situations   A “special situation” arises when, in the Sub-Adviser’s opinion, securities of a particular company will appreciate in value within a reasonable period because of unique circumstances applicable to the company. Special situations often involve much greater risk than is inherent in ordinary investment securities. Investments in special situation companies may not appreciate and the Portfolio’s performance could suffer if an anticipated development does not occur or does not produce the anticipated result.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio’s Class S2 shares’ and Class S shares’ performance from year to year, and the table compares the Portfolio’s Class S2 shares’ and Class S shares’ performance to the performance of a broad-based securities market index/indices for the same period. Class S shares’ performance has been adjusted to reflect the higher expenses of Class S2 shares. The Class S2 shares and Class S shares of the Portfolio would have substantially similar performance because they invest in the same portfolio of securities. However, Class S shares’ performance would be higher than Class S2 shares’ performance because of the higher expenses paid by Class S2 shares. The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio’s past performance is no guarantee of future results.

The bar chart below shows the Portfolio’s adjusted Class S shares’ performance (2003-2009) and Class S2 shares’ performance (2010-2012).

Calendar Year Total Returns
(as of December 31 of each year)

Best quarter: 1st, 2012, 18.99% and Worst quarter: 4th, 2008, (23.63)%

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs (or since inception)	10 Yrs	Inception Date
Class S2%		18.46	21.33	N/A	02/27/09
S&P 500® Index[1]	%	16.00	21.42[2]	N/A	—
Russell 1000® Growth Index[1]	%	15.26	22.10[2]	N/A	—
Class S (adjusted)%		18.45	2.18	7.61	12/10/01
S&P 500® Index[1]	%	16.00	1.66	7.10	—
Russell 1000® Growth Index[1]	%	15.26	3.12	7.52	—

1	The index returns do not reflect deductions for fees, expenses or taxes.

2	Reflects index performance since the date closest to the Class’ inception for which data is available.

PORTFOLIO MANAGEMENT

Investment Adviser	Sub-Adviser
Directed Services LLC	T. Rowe Price Associates, Inc.

Portfolio Manager
P. Robert Bartolo
Portfolio Manager (since 10/07)

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may

36	ING T. Rowe Price Growth Equity Portfolio

apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

ING T. Rowe Price Growth Equity Portfolio	37

ING Templeton Foreign Equity Portfolio

INVESTMENT OBJECTIVE

The Portfolio seeks long-term capital growth.

FEES AND EXPENSES OF THE PORTFOLIO

The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class	S2
Management Fee	0.78%
Distribution and/or Shareholder Services (12b-1) Fees	0.50%
Administrative Services Fee	0.10%
Other Expenses	0.08%
Total Annual Portfolio Operating Expenses	1.46%
Waivers and Reimbursements[2]	(0.14)%
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	1.32%

1	The expense ratio has been adjusted to reflect current contractual rates.

2	The adviser is contractually obligated to limit expenses to 1.38% of Class S2 shares through May 1, 2014. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years. In addition, the adviser is contractually obligated to further limit expenses to 1.32% for Class S2 shares through May 1, 2014. There is no guarantee that this obligation will continue after May 1, 2014 and the obligation will only continue if the adviser elects to renew it. Any fees waived pursuant to this obligation shall not be eligible for recoupment. These obligations do not extend to interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses. In addition, the distributor is contractually obligated to waive 0.10% of the distribution fee through May 1, 2014. There is no guarantee that the distribution fee waiver will continue after May 1, 2014. The distribution fee waiver will only renew if the distributor elects to renew it.

Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
S2	$134	448	784	1,734

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Example, affect the Portfolio’s performance.

During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 9% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in foreign (non-U.S.) equity securities, including countries with emerging securities markets. The Portfolio will provide shareholders with at least 60 days’ prior written notice of any change in this non-fundamental investment policy. Equity securities include common stocks, preferred stocks, and convertible securities. Convertible securities are debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances.

The Portfolio also invests in depositary receipts. The Portfolio, from time to time, may have significant investments in one or more countries or in particular sectors, such as financial institutions or industrial companies.

The Portfolio may use certain derivative strategies, which would include futures and equity linked notes, seeking to protect its assets, implement a cash or tax management strategy, or enhance its returns.

The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).

When choosing equity investments for the Portfolio, the sub-adviser (“Sub-Adviser”) applies a “bottom up,” value-oriented, long-term approach, focusing on the market price of a company’s securities relative to the Sub-Adviser’s evaluation of the company’s long-term earnings, asset value and cash flow potential. The Sub-Adviser also considers a company’s price/earnings ratio, profit margins and liquidation value.

38	ING Templeton Foreign Equity Portfolio

In selecting securities for the Portfolio, the Sub-Adviser attempts to identify those companies that offer above-average opportunities for capital appreciation in various countries and industries where economic and political factors, including currency movements, are favorable to capital growth.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio. Any of the following risks, among others, could affect Portfolio performance or cause the Portfolio to lose money or to underperform market averages of other funds.

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Convertible Securities   Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.

Credit   Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Currency   To the extent that the Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio and reduce its returns. Derivatives may not perform as expected, so the Portfolio may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio to the risk of improper valuation.

Focused Investing   To the extent that the Portfolio invests a substantial portion of its assets in a particular industry, sector, market segment, or geographical area, its investments will be sensitive to developments in that industry, sector, market segment, or geographical area. The Portfolio assumes the risk that changing economic conditions; changing political or regulatory conditions; or natural and other disasters affecting the particular industry, sector, market segment, or geographical area in which the Portfolio focuses its investments could have a significant impact on its investment performance and could ultimately cause the Portfolio to underperform, or be more volatile than, other funds that invest more broadly.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. Foreign investment risks may be greater in developing and emerging markets than in developed markets.

Interest Rate   With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase the Portfolio’s exposure to risks associated with rising interest rates.

Liquidity   If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Portfolio’s manager might wish to sell, and the security could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Portfolio could realize upon disposition. The Portfolio may make investments that become less liquid in response to market developments or adverse investor perception. The Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the Portfolio.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other

ING Templeton Foreign Equity Portfolio	39

asset classes during some periods. From time to time, the stock market may not favor the value-oriented securities in which the Portfolio invests. Rather, the market could favor growth-oriented securities or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Portfolio costs and impair the ability of the Portfolio to achieve its investment objectives.

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing the Portfolio that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio.

Securities Lending   Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolio will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio’s Class S2 shares’ and Class S shares’ performance from year to year, and the table compares the Portfolio’s Class S2 shares’ and Class S shares’ performance to the performance of a broad-based securities market index/indices for the same period. Class S shares’ performance has been adjusted to reflect the higher expenses of Class S2 shares. The Class S2 shares and Class S shares of the Portfolio would have substantially similar performance because they invest in the same portfolio of securities. However, Class S shares’ performance would be higher than Class S2 shares’ performance because of the higher expenses paid by Class S2 shares. The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio’s past performance is no guarantee of future results.

The bar chart below shows the Portfolio’s adjusted Class S shares’ performance (2007-2009) and Class S2 shares’ performance (2010-2012).

Calendar Year Total Returns
(as of December 31 of each year)

Best quarter: 2nd, 2009, 25.93% and Worst quarter: 3rd, 2011, (21.31)%

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs (or since inception)	10 Yrs (or since inception)	Inception Date
Class S2%		18.40	17.41	N/A	02/27/09
MSCI ACW IndexSM Ex-U.S.[1]	%	16.83	18.51[2]	N/A	—
MSCI EAFE® Index[1]	%	17.32	16.71[2]	N/A	—
Class S (adjusted)%		18.44	(2.55)	2.94	01/12/06
MSCI ACW IndexSM Ex-U.S.[1]	%	16.83	(2.89)	3.54[2]	—
MSCI EAFE® Index[1]	%	17.32	(3.69)	2.19[2]	—

1	The index returns include the reinvestment of dividends and distributions net of witholding taxes, but do not reflect fees, brokerage commissions, or other expenses.

2	Reflects index performance since the date closest to the Class’ inception for which data is available.

PORTFOLIO MANAGEMENT

Investment Adviser	Sub-Adviser
Directed Services LLC	Templeton Investment Counsel, LLC

Portfolio Managers
Antonio T. Docal, CFA	Peter A. Nori, CFA
Portfolio Manager (since 11/06)	Portfolio Manager (since 11/06)
Cindy L. Sweeting, CFA
Portfolio Manager (since 11/06)

40	ING Templeton Foreign Equity Portfolio

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

ING Templeton Foreign Equity Portfolio	41

KEY PORTFOLIO INFORMATION

This Prospectus contains information about the Portfolios and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.

The Portfolios’ Statement of Additional Information (“SAI”) is incorporated by reference into (legally made a part of) this Prospectus. It identifies investment restrictions, more detailed risk descriptions, a description of how the bond rating system works, and other information that may be helpful to you in your decision to invest. You may obtain a copy, without charge, from the Portfolios.

Other ING Funds may also be offered to the public that have similar names, investment objectives, and principal investment strategies as those of the Portfolios. You should be aware that a Portfolio is likely to differ from these other ING Funds in size and cash flow pattern. Accordingly, the performance of a Portfolio can be expected to vary from those of other ING Funds.

Other mutual funds and/or funds-of-funds may invest in the Portfolios. So long as the Portfolios accept investments by other investment companies, they will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

Each of the Portfolios is a series of ING Partners, Inc. (“Company”), a Maryland corporation. Each Portfolio is managed by Directed Services LLC (“DSL” or “Adviser”).

The Portfolios’ shares are classified into up to four classes of shares, Adviser Class (“Class ADV”), Initial Class (“Class I”), Service Class (“Class S”) and Service 2 Class (“Class S2”) shares. The classes of shares of each Portfolio are identical except for different expenses, certain related rights, and certain shareholder services. All share classes of each Portfolio have a common investment objective and investment portfolio. Only Class S2 shares are offered in this Prospectus. Class S2 shares are not subject to any sales loads.

Fundamental Policies

Fundamental investment policies contained in the SAI may not be changed without shareholder approval. The Board of Directors (“Board”) and/or the Adviser may change any other policies and investment strategies.

Non-Fundamental Investment Policies

Certain Portfolios have adopted non-fundamental investment policies to invest the Portfolio’s assets in securities that are consistent with the Portfolio’s name. For more information about these policies, please consult the SAI.

Portfolio Diversification

Each Portfolio is diversified, as such term is defined in the Investment Company Act of 1940 (“1940 Act”). A diversified fund may not, as to 75% of its total assets, invest more than 5% of its total assets in any one issuer and may not purchase more than 10% of the outstanding voting securities of any one issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or other investment companies). A non-diversified fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer.

Investor Diversification

Although the Portfolios are designed to serve as a component of a diversified investment portfolio of securities, no single mutual fund can provide an appropriate investment program for all investors. You should evaluate each Portfolio in the context of your personal financial situation, investment objectives, and other investments.

Temporary Defensive Strategies

When the Adviser or sub-adviser (if applicable) to a Portfolio anticipates unusual market or other conditions, the Portfolio may temporarily depart from its principal investment strategies as a defensive measure. In such circumstances, that Portfolio may invest in securities believed to present less risk, such as cash, cash equivalents, money market fund shares and other money market instruments, debt securities that are high quality or higher quality than normal, more liquid securities, or others. While a Portfolio invests defensively, it may not achieve its investment objective. A Portfolio’s defensive investment position may not be effective in protecting its value. It is impossible to predict accurately how long such alternative strategies may be utilized. The types of defensive positions in which a Portfolio may engage are identified and discussed in the SAI.

Percentage and Rating Limitations

The percentage and rating limitations on Portfolio investments listed in this Prospectus apply at the time of investment.

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KEY PORTFOLIO INFORMATION  (continued)

Investment Not Guaranteed

Please note your investment is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

Shareholder Reports

Each Portfolio’s fiscal year ends December 31. Each Portfolio will send financial statements to its shareholders at least semi-annually. An annual shareholder report containing financial statements audited by an independent registered public accounting firm will be sent to shareholders every year.

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Additional Information About the Investment Objectives

Each Portfolio’s investment objective is non-fundamental and may be changed by a vote of the Portfolio’s Board, without shareholder approval. A Portfolio will provide 60 days’ prior written notice of any change in a non-fundamental investment objective. There is no guarantee the Portfolios will achieve their respective investment objectives.

Additional Information About Principal Investment Strategies

For a complete description of each Portfolio’s principal investment strategies, please see the Portfolio’s summary prospectus or the summary section of this Prospectus.

Additional Information About the Risks

All mutual funds involve risk - some more than others - and there is always the chance that you could lose money or not earn as much as you hope. A Portfolio’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. Below is a discussion of the risks associated with certain of the types of securities in which the Portfolios may invest and certain of the investment practices that the Portfolios may use. For more information about these and other types of securities and investment techniques that may be used by the Portfolios, see the SAI.

Many of the investment techniques and strategies discussed in this Prospectus and in the SAI are discretionary which means that the Adviser or sub-adviser can decide whether to use them. The Portfolios may invest in these securities or use these techniques as part of the Portfolios’ principal investment strategies. However, the Adviser or sub-adviser may also use these investment techniques or make investments in securities that are not a part of the Portfolios’ principal investment strategies.

The discussions below expand on the risks included in a Portfolio’s summary section of the Prospectus. Please see the SAI for a further discussion of the principal and other investment strategies employed by each Portfolio.

Asset Allocation.  The success of a portfolio’s strategy depends on the sub-adviser’s skill in allocating portfolio assets between equity securities and debt instruments and in choosing investments within those categories. There is a risk that portfolio may allocate assets to an asset class that underperforms other asset classes.

Bank Instruments.  A portfolio may invest in certificates of deposit, fixed-time deposits, bankers’ acceptances, and other debt and deposit-type obligations issued by banks. Although a portfolio attempts to invest only with high-quality banking institutions, most banking institutions are dependent on other institutions to fulfill their obligations. As a result, changes in economic, regulatory, political conditions, or other events that affect the banking industry may have an adverse effect on the banking institutions in which a portfolio invests or that serve as counterparties in transactions with the portfolio.

Call.  During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, a portfolio would experience a decline in income.

Company.  The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Convertible Securities.  Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.

The value of a convertible security will normally fluctuate in some proportion to changes in the value of the underlying security because of the conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying security. A convertible security may also provide income and be subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk. In the event the issuer of a convertible security is unable to meet its financial obligations, declares bankruptcy, or becomes insolvent, a portfolio could lose money. A portfolio may be forced to convert a convertible security before it otherwise would do so, which may decrease the portfolio’s returns.

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Credit.  Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Credit Default Swaps.  A portfolio may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, a portfolio pays a fee to protect against the risk that a security held by the portfolio will default. As a seller of the swap, a portfolio receives payment(s) in return for its obligation to pay the counterparty an agreed upon value of a security in the event of a default of the security issuer. Credit default swaps are largely unregulated and susceptible to liquidity, credit, and counterparty risks.

Currency.  To the extent that a portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad. As a result, a portfolio’s investments in foreign currency or foreign currency-denominated securities may reduce the value of the portfolio’s assets.

Derivative Instruments.  Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of a portfolio and reduce its returns. Derivatives may not perform as expected, so a portfolio may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose a portfolio to the risk of improper valuation. Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. The investment of a portfolio’s assets required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the portfolio; therefore, the purchase of certain derivatives may have an economic leveraging effect on the portfolio; thus exaggerating any increase or decrease in the net asset value of the portfolio. Investments in derivatives are generally negotiated over-the-counter with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability to perform its obligations and further that any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a portfolio to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or for prices that do not reflect current market value. A portfolio’s adviser or sub-adviser might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains to a portfolio.

Dividend.  Companies that issue dividend yielding equity securities are not required to continue to pay dividends on such securities. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future.

Focused Investing.  To the extent that a portfolio invests a substantial portion of its assets in a particular industry, sector, market segment, or geographical area, its investments will be sensitive to developments in that industry, sector, market segment, or geographical area. A portfolio assumes the risk that changing economic conditions; changing political or regulatory conditions; or natural and other disasters affecting the particular industry, sector, market segment, or geographical area in which the portfolio focuses its investments could have a significant impact on its investment performance and could ultimately cause the portfolio to underperform, or be more volatile than, other funds that invest more broadly.

Foreign Investments/Developing and Emerging Markets.  To the extent a portfolio invests in securities of issuers in markets outside the United States, its share price may be more volatile than if it invested in securities of issuers in the U.S. market due to, among other things, the following factors: comparatively unstable political, social and economic conditions, and limited or ineffectual judicial systems; comparatively small market sizes, making securities less liquid and securities prices more sensitive to the movements of large investors and more vulnerable to manipulation; governmental policies or actions, such as high taxes, restrictions on currency movements, replacement of currency, potential for default on sovereign debt, trade or diplomatic disputes, creation of monopolies, and the seizure of private property through

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MORE INFORMATION ABOUT THE PORTFOLIOS  (continued) confiscatory taxation and expropriation or nationalization of company assets; incomplete, outdated, or unreliable information about securities issuers due to less stringent market regulation and accounting standards; comparatively undeveloped markets and weak banking and financial systems; market inefficiencies, such as higher transaction costs, and administrative difficulties, such as delays in processing transactions; and fluctuations in foreign currency exchange rates, which could reduce gains or widen losses. In addition, foreign taxes could reduce the income available to distribute to shareholders, and special U.S. tax considerations could apply to foreign investments. Depositary receipts are subject to risks of foreign investments and might not always track the price of the underlying foreign security. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

Foreign investment risks typically are greater in developing and emerging markets than in developed markets, for such reasons as social or political unrest, heavy economic dependence on agriculture or exports (particularly commodities), undeveloped or overburdened infrastructures, vulnerability to natural disasters, significant and unpredictable government intervention in markets or the economy, currency devaluations, runaway inflation, environmental problems, and business practices that depart from norms for developed countries and less developed or liquid markets for securities generally.

Growth Investing.  Prices of growth stocks typically reflect high expectations for future company growth, and may fall quickly and significantly if investors suspect that actual growth may be less than expected. Growth companies typically lack any dividends that might cushion price declines. Growth stocks tend to be more volatile than value stocks, and may underperform the market as a whole over any given time period. Growth-oriented stocks typically sell at relatively high valuations as compared to other types of securities. Securities of growth companies may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth potential, they usually invest a high portion of earnings in their business, and they may lack the dividends of value stocks that can cushion stock prices in a falling market. The market may not favor growth-oriented stocks or may not favor equities at all. In addition, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth. Historically, growth-oriented stocks have been more volatile than value-oriented stocks.

High-Yield Securities.  Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments. Investments in high-yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt instruments, but they also typically entail greater potential price volatility and principal and income risk. The prices of high-yield securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. High-yield securities structured as zero-coupon or pay-in-kind securities tend to be more volatile. The secondary market in which high-yield securities are traded is generally less liquid than the market for higher grade bonds. At times of less liquidity, it may be more difficult to value high-yield securities.

Inflation-Indexed Bonds.  If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Initial Public Offerings.  Initial Public Offerings (“IPOs”) and companies that have recently gone public have the potential to produce substantial gains for a portfolio. However, there is no assurance that a portfolio will have access to profitable IPOs or that IPOs in which the portfolio invests will rise in value. Furthermore, the value of securities of newly public companies may decline in value shortly after the IPO. When a portfolio’s asset base is small, the impact of such investments on the portfolio’s return will be magnified. If a portfolio’s assets grow, it is likely that the effect of the portfolio’s investment in IPOs on the portfolio’s return will decline.

Interest in Loans.  The value and the income streams of interests in loans (including participation interests in lease financings and assignments in secured variable or floating rate loans) will decline if borrowers delay payments or fail to pay altogether. A large rise in interest rates could increase this risk. Although loans are generally fully collateralized when purchased, the collateral may become illiquid or decline in value. Many loans themselves carry liquidity and valuation risks.

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Interest Rate.  With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase a portfolio’s exposure to risks associated with rising interest rates.

Investment Model.  The manager’s proprietary model may not adequately allow for existing or unforeseen market factors or the interplay between such factors. The proprietary models used by a manager to evaluate securities or securities markets are based on the manager’s understanding of the interplay of market factors and do not assure successful investment. The markets, or the price of individual securities, may be affected by factors not foreseen in developing the models.

Leverage.  Certain transactions and investment strategies may give rise to leverage. Such transactions and investment strategies include, among others: borrowing, dollar rolls, reverse repurchase agreements, loans of portfolio securities and the use of when-issued, delayed-delivery or forward-commitment transactions. The use of certain derivatives may also create leveraging risk. The use of leverage may exaggerate any increase or decrease in the net asset value of a portfolio. The use of leverage may increase a portfolio’s expenses and increase the impact of the portfolio’s other risks. To mitigate leveraging risk, a portfolio will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements resulting in increased volatility of returns. Leverage, including borrowing, may cause a portfolio to be more volatile than if the portfolio had not been leveraged.

Liquidity.  If a security is illiquid, the adviser or sub-adviser might be unable to sell the security at a time when a portfolio’s manager might wish to sell, and the security could have the effect of decreasing the overall level of the portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount a portfolio could realize upon disposition. A portfolio may make investments that become less liquid in response to market developments or adverse investor perception. A portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the portfolio.

Market.  Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which a portfolio invests. Rather, the market could favor securities to which a portfolio is not exposed or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to portfolio costs and impair the ability of a portfolio to achieve its investment objectives.

Market Capitalization.  Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing a portfolio that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Mid-Capitalization Company.  Investments in mid-capitalization companies may involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

Mortgage- and/or Asset-Backed Securities.  Defaults on or low credit quality or liquidity of the underlying assets of the asset-backed (including mortgage-backed) securities held by a portfolio may impair the value of the securities. There may be limitations on the enforceability of any security interest granted with respect to those underlying assets. These

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MORE INFORMATION ABOUT THE PORTFOLIOS  (continued) securities also present a higher degree of prepayment and extension risk and interest rate risk than do other types of fixed-income securities. Because of prepayment risk and extension risk, small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain asset-backed securities. The value of longer-term securities generally changes more in response to changes in interest rates than shorter term securities.

During an economic downturn, the mortgages, commercial or consumer loans, trade or credit card receivables, installment purchase obligations, leases, or other debt obligations underlying an asset-backed security may experience an increase in defaults as borrowers experience difficulties in repaying their loans which may cause the valuation of such securities to be more volatile and may reduce the value of such securities. These risks are particularly heightened for investments in asset-backed securities that contain sub-prime loans which are loans made to borrowers with weakened credit histories and often have higher default rates.

Other Investment Companies.  The main risk of investing in other investment companies, including exchange-traded funds (“ETFs”), is the risk that the value of the securities underlying an investment company might decrease. Because a portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the portfolio.

Other investment companies include ETFs and Holding Company Depositary Receipts (“HOLDRs”), among others. ETFs are exchange-traded investment companies that are, in many cases, designed to provide investment results corresponding to an index. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Additional risks of investments in ETFs include: (i) the market price of an ETF’s shares may trade at a discount to its net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading may be halted if the listing exchanges’ officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value.

Over-the-Counter Investments.  Investments purchased over-the-counter (“OTC”), including securities and derivatives, can involve greater risks than securities traded on recognized stock exchanges. OTC securities are generally securities of smaller or newer companies that may have limited product lines and markets compared to larger companies. They also can have less management depth, more reliance on key personnel, and less access to capital and credit. OTC securities tend to trade less frequently and in lower volume, and as a result have greater liquidity risk. Many of the protections afforded to participants on some organized exchanges, such as the performance guarantee of an exchange clearing house, are not available in connection with OTC derivatives transactions. Additionally, OTC investments are generally purchased either directly from a dealer or in negotiated transactions with the issuer and as such may expose a portfolio to counterparty risk.

Prepayment and Extension.  Prepayment risk is the risk that principal on mortgages or other loan obligations underlying a security may be repaid prior to the stated maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. Extension risk is the risk that an issuer will exercise its right to repay principal on an obligation held by a portfolio later than expected, which may decrease the value of the obligation and prevent the portfolio from investing expected repayment proceeds in securities paying yields higher than the yields paid by the securities that were expected to be repaid.

Real Estate Companies and Real Estate Investment Trusts (“REITs”).  Investing in real estate companies and REITs may subject the portfolio to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property. Some REITs may invest in a limited number of properties, in a narrow geographic area or in a single property type, which increases the risk that a portfolio could be unfavorably affected by the poor performance of a single investment or investment type. These companies are also sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. Borrowers could default on or sell investments the REIT holds, which could reduce the cash flow needed to make distributions to investors. In addition, REITs may also be affected by tax and regulatory requirements in that a REIT may not qualify for preferential tax treatments or exemptions. REITs require specialized management and pay management expenses.

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Securities Lending.  Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that a portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that a portfolio will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

To generate additional income, a portfolio may lend securities to financial institutions that are believed to be creditworthy by the adviser. When lending securities, a portfolio will receive cash or U.S. government securities as collateral.

When a portfolio lends its securities, it is responsible for investing the cash it receives as collateral from the borrower, and the portfolio could incur losses in connection with the investment of such collateral, often referred to as “investment risk.” A portfolio will minimize investment risk by limiting the investment of cash collateral to high-quality instruments of short maturity.

A portfolio may also lose money from the failure of a borrower to return a borrowed security in a timely manner, often referred to as “borrower default risk.” In the event of a borrower default, a portfolio will be protected to the extent the portfolio is able to exercise its rights in the collateral promptly and the value of such collateral is sufficient to purchase replacement securities. In addition, a portfolio will be protected by its securities lending agent, which has agreed to indemnify the portfolio from losses resulting from borrower default.

Short Sales.  Short sales involve selling a security a portfolio does not own in anticipation that the security’s price will decline. When a portfolio sells a security short and the price of that security rises, it creates a loss for the portfolio. Short sales create leverage and could increase the volatility of a portfolio’s share price.

Short sales expose a portfolio to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the portfolio. When a portfolio must purchase the security it borrowed in a short sale as prevailing market rates, the potential loss may be greater for a short sale than for a short sale “against the box.” A short sale “against the box” may be used to hedge against market risks when the sub-adviser believes that the price of a security may decline, causing the value of a security owned by a portfolio or a security convertible into or exchangeable for such security, to decline. In such case, any future losses in the portfolio’s long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the portfolio owns.

Small-Capitalization Company.  Investments in small-capitalization companies may involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volume typical on a national securities exchange.

Sovereign Debt.  These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

Special Situations.  A “special situation” arises when, in a sub-adviser’s opinion, securities of a particular company will appreciate in value within a reasonable period because of unique circumstances applicable to the company. Special situations often involve much greater risk than is inherent in ordinary investment securities. Investments in special situation companies may not appreciate and a portfolio’s performance could suffer if an anticipated development does not occur or does not produce the anticipated result.

U.S. Government Securities and Obligations.  U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored enterprises. U.S. government securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. Some U.S. government securities are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. These include direct obligations of the U.S. Treasury such as U.S. Treasury notes, bills and bonds, as well as indirect obligations

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MORE INFORMATION ABOUT THE PORTFOLIOS  (continued) including certain securities of the Government National Mortgage Association, the Small Business Administration, and the Farmers Home Administration, among others. Other U.S. government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury, including certain securities of the Federal Financing Bank, the Federal Home Loan Bank, and the U.S. Postal Service. Still other agencies and instrumentalities are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. government. These include securities issued by the Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation, and the Federal Farm Credit Bank, among others. Consequently, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. No assurance can be given that the U.S. government would provide financial support to such agencies if it is not obligated to do so by law. U.S. government securities may be subject to varying degrees of credit risk and all U.S. government securities may be subject to price declines due to changing interest rates. Securities directly supported by the full faith and credit of the U.S. government have less credit risk.

Value Investing.  Securities that appear to be undervalued may never appreciate to the extent expected. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings and industrial production. The sub-adviser may be wrong in its assessment of a company’s value and the securities a portfolio holds may not reach their full values. A particular risk of a portfolio’s value approach is that some holdings may not recover and provide the capital growth anticipated or a security judged to be undervalued may actually be appropriately priced. The market may not favor value-oriented securities and may not favor equities at all. During those periods, a portfolio’s relative performance may suffer.

Additional Risks

The discussion below also includes risks that are not considered to be principal risks of a Portfolio, but are considered to be relevant to each Portfolio.

Counterparty.  The entity with which a portfolio conducts portfolio-related business (such as trading or securities lending), or that underwrites, distributes or guarantees investments or agreements that the portfolio owns or is otherwise exposed to, may refuse or may become unable to honor its obligations under the terms of a transaction or agreement. As a result, that portfolio may sustain losses and be less likely to achieve its investment objective. These risks may be greater when engaging in over-the-counter transactions.

Duration.  One measure of risk for fixed-income securities is duration. Duration measures the sensitivity of a bond’s price to interest rate movements and is one of the tools used by a portfolio manager in selection of fixed-income securities. Historically, the maturity of a bond was also used as a proxy for the sensitivity of a bond’s price to changes in interest rates, otherwise known as a bond’s interest rate risk or volatility. According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of average life of a bond on a present value basis which was developed to incorporate a bond’s yield, coupons, final maturity and call features into one measure. As a point of reference, the duration of a noncallable 7% coupon bond with a remaining maturity of 5 years is approximately 4.5 years and the duration of a noncallable 7% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation. For example, the price of a bond with an average duration of 4.5 years would be expected to fall approximately 4.5% if interest rates rose by one percentage point. Conversely, the price of a bond with an average duration of 4.5 years would be expected to rise approximately 4.5% if interest rates drop by one percentage point.

Increase in Expenses.  Your actual cost of investing in a portfolio may be higher or lower than the expenses shown in the portfolio’s Annual Portfolio Operating Expenses for a variety of reasons. For example, expense ratios may be higher than those shown if the portfolio’s assets decrease. The portfolio’s assets may decrease and portfolio expense ratios increase for many reasons, including volatility in the portfolio’s net asset value caused by volatility in the secondary markets for assets in which the portfolio invests.

Investment by Other Funds.  Various other mutual funds and/or funds-of-funds, including some ING funds, may invest in a portfolio. If investments by these other funds result in large inflows or outflows of cash from the portfolio, the portfolio’s performance or realization of capital gains could be affected. While it is very difficult to predict the overall impact of

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MORE INFORMATION ABOUT THE PORTFOLIOS  (continued) these transactions over time, there could be adverse effects on portfolio management. For example, these transactions could also increase transaction costs or portfolio turnover. The adviser or sub-adviser will monitor transactions by the funds-of-funds and will attempt to minimize any adverse effects on a portfolio and funds-of-funds as a result of these transactions.

Manager.  A portfolio is subject to manager risk because it is an actively managed investment portfolio. The adviser, the sub-adviser or each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for a portfolio, but there can be no guarantee that these will produce the desired results. Many managers of equity funds employ styles that are characterized as “value” or “growth.” However, these terms can have different application by different managers. One manager’s value approach may be different from another, and one manager’s growth approach may be different from another. For example, some value managers employ a style in which they seek to identify companies that they believe are valued at a more substantial or “deeper discount” to a company’s net worth than other value managers. Therefore, some funds that are characterized as growth or value can have greater volatility than other funds managed by other managers in a growth or value style.

51

PORTFOLIO HOLDINGS INFORMATION

Portfolio Holdings Information

A description of each Portfolio’s policies and procedures regarding the release of portfolio holdings information is available in the Portfolios’ SAI. Portfolio holdings information can be reviewed online at www.INGInvestment.com.

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MANAGEMENT OF THE PORTFOLIOS

The Investment Adviser

DSL, a Delaware limited liability company, serves as the investment adviser to each of the Portfolios. DSL has overall responsibility for the management of the Portfolios. DSL provides or oversees all investment advisory and portfolio management services for the Portfolios and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. DSL is registered with the SEC as an investment adviser and with Financial Industry Regulatory Authority (“FINRA”) as a broker-dealer.

The Adviser is an indirect, wholly-owned subsidiary of ING U.S., Inc. (“ING U.S.”). ING U.S. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries. As of the date of this Prospectus, ING U.S. is a wholly-owned subsidiary of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin, with operations in more than 40 countries.

In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including ING U.S., before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep must divest at least 25% of ING U.S. by the end of 2013, more than 50% by the end of 2014, and the remaining interest by the end of 2016 (such divestment, the “Separation Plan”).

On November 9, 2012, ING U.S. filed a Registration Statement on Form S-1 (the “Form S-1”) with the U.S. Securities and Exchange Commission (“SEC”) to register an initial public offering of ING U.S. common stock (the “IPO”). Following an IPO, ING Groep would likely continue to own a majority of the common stock of ING U.S. Subsequent to an IPO, ING Groep would likely sell its controlling ownership interest in ING U.S. over time. While the base case for the Separation Plan is the IPO, all options remain open and it is possible that ING Groep’s divestment of ING U.S. may take place by means of a sale to a single buyer or group of buyers. Notwithstanding the filing of the Form S-1, there can be no assurance that the IPO will occur.

It is anticipated that one or more of the transactions contemplated by the Separation Plan would result in the automatic termination of the existing advisory and sub-advisory agreements under which the Adviser and sub-adviser(s) provide services to each Portfolio. In order to ensure that the existing investment advisory and sub-advisory services can continue uninterrupted, the Board approved new advisory and sub-advisory agreements for the Portfolios, as applicable, in connection with the IPO. In addition, shareholders of each Portfolio approved the new investment advisory and sub-advisory agreements prompted by the IPO, as well as any future advisory and sub-advisory agreements prompted by the Separation Plan that are approved by the Board and whose terms are not be materially different from the current agreements. This means that shareholders may not have another opportunity to vote on a new agreement with the Adviser or an affiliated sub-adviser even if they undergo a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of ING U.S.

The Separation Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of ING U.S. and its subsidiaries, including the Adviser and affiliated entities that provide services to the Portfolios, and may cause, among other things, interruption of business operations or services, diversion of management’s attention from day-to-day operations, reduced access to capital, and loss of key employees or customers. The completion of the Separation Plan is expected to result in the Adviser’s loss of access to the resources of ING Groep, which could adversely affect its business. It is anticipated that ING U.S., as a stand-alone entity, may be a publicly held U.S. company subject to the reporting requirements of the Securities Exchange Act of 1934 as well as other U.S. government and state regulations, and subject to the risk of changing regulation.

During the time that ING Groep retains a majority interest in ING U.S., circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep by European and other authorities, may also affect ING U.S. A failure to complete the Separation Plan could create uncertainty about the nature of the relationship between ING U.S. and ING Groep, and could adversely affect ING U.S. and the Adviser and its affiliates. Currently, the Adviser and its affiliates do not anticipate that the Separation Plan will have a material adverse impact on their operations or the Portfolios and their operations.

DSL’s principal office is located at 1475 Dunwoody Drive, West Chester, PA 19380. As of December 31, 2012, DSL managed approximately $42.1 billion in registered investment company assets.

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MANAGEMENT OF THE PORTFOLIOS  (continued)

Management Fees

DSL receives an annual fee for its advisory services to the Portfolios based on the average daily net assets of each of the Portfolios.

The following table shows the aggregate annual management fee paid by each Portfolio for the most recent fiscal year as a percentage of that Portfolio’s average daily net assets.

Management Fees
ING American Century Small-Mid Cap Value Portfolio	1.00%
ING Baron Growth Portfolio	0.85%
ING Columbia Small Cap Value II Portfolio	0.75%
ING Invesco Equity and Income Portfolio	0.55%
ING JPMorgan Mid Cap Value Portfolio	0.75%
ING Oppenheimer Global Portfolio	0.60%
ING PIMCO Total Return Portfolio[1]	0.46%
ING T. Rowe Price Diversified Mid Cap Growth Portfolio	0.64%
ING T. Rowe Price Growth Equity Portfolio	0.60%
ING Templeton Foreign Equity Portfolio	0.78%

1	Effective May 1, 2012, the management fee was lowered from 0.50% to 0.44%.

The Adviser is responsible for all of its own costs, including costs of its personnel required to carry out its investment advisory duties.

For information regarding the basis for the Board’s approval of the investment advisory and investment sub-advisory relationships (if applicable), please refer to the Portfolios’ annual shareholder report dated December 31, 2012.

The Sub-Advisers and Portfolio Managers

The Adviser has engaged sub-advisers to provide the day-to-day management of each Portfolio’s portfolio. The sub-advisers are not affiliates of the Adviser.

The Adviser acts as a “manager-of-managers” for the Portfolios. The Adviser delegates to the sub-advisers of the Portfolios the responsibility for investment management, subject to the Adviser’s oversight. The Adviser is responsible for monitoring the investment program and performance of the sub-advisers of the Portfolios.

From time to time, the Adviser may also recommend the appointment of additional sub-advisers or replacement of non-affiliated sub-advisers to the Portfolios’ Board. It is not expected that DSL would normally recommend replacement of an affiliated sub-adviser as part of its oversight responsibilities. The Portfolios and the Adviser have received exemptive relief from the SEC to permit the Adviser, with the approval of the Portfolios’ Board, to appoint an additional non-affiliated sub-adviser or to replace an existing sub-adviser with a non-affiliated sub-adviser, as well as change the terms of a contract with a non-affiliated sub-adviser, without submitting the contract to a vote of the Portfolios’ shareholders. The Portfolios will notify shareholders of any change in the identity of a sub-adviser of the Portfolios, the addition of a sub-adviser to the Portfolios, or any change in the terms of a contract with a non-affiliated sub-adviser. In this event, the names of the Portfolios and their investment strategies may also change.

Under the terms of each sub-advisory agreement, the agreement can be terminated by the Adviser or a Portfolio’s Board. In the event a sub-advisory agreement is terminated, the sub-adviser may be replaced subject to any regulatory requirements or the Adviser may assume day-to-day investment management of a Portfolio.

ING American Century Small-Mid Cap Value Portfolio

American Century Investment Management, Inc.

American Century Investment Management, Inc. (“American Century” or “Sub-Adviser”), has been an investment adviser since 1958. The principal address of American Century is 4500 Main Street, Kansas City, Missouri 64111. As of December 31, 2012, American Century had assets under management of approximately $124.6 billion.

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MANAGEMENT OF THE PORTFOLIOS  (continued)

ING American Century Small-Mid Cap Value Portfolio is managed by a team of portfolio managers comprised of Benjamin Z. Giele, Jeff John, Phillip N. Davidson, Kevin Toney, Michael Liss and Brian Woglom. Mr. Giele and Mr. John are responsible for the management of small-capitalization assets of the Portfolio. Mr. Davidson, Mr. Toney, Mr. Liss and Mr. Woglom are responsible for the management of the mid-capitalization assets of the Portfolio.

Benjamin Z. Giele, CFA, Senior Vice President and Senior Portfolio Manager, joined American Century in 1998 and has been a portfolio manager since 1999.

Phillip N. Davidson, CFA, Chief Investment Officer (value equity), Senior Vice President and Senior Portfolio Manager, joined American Century in 1993 as a portfolio manager.

Kevin Toney, CFA, Vice President and Senior Portfolio Manager, joined American Century in 1999 and became a portfolio manager in 2006.

Michael Liss, CFA, CPA, Vice President and Senior Portfolio Manager, joined American Century in 1998 and became a portfolio manager in 2004.

Brian Woglom, CFA, Portfolio Manager, joined American Century Investments in 2005 as an investment analyst and became a portfolio manager in 2012.

Jeff John, CFA, Portfolio Manager, joined American Century Investments in 2008 as an analyst and became a portfolio manager in 2012.

ING Baron Growth Portfolio

BAMCO, Inc.

BAMCO, Inc. (“BAMCO” or “Sub-Adviser”), a subsidiary of Baron Capital Group, Inc., has been an investment adviser since March 6, 1987. The principal address of BAMCO is 767 Fifth Avenue, 49th Floor, New York, New York 10153. As of December 31, 2012, BAMCO had assets under management of approximately $15.2 billion.

The following individual is responsible for the day-to-day management of ING Baron Growth Portfolio.

Ronald Baron, Founder, Chief Executive Officer, Chief Investment Officer, and Chairman of BAMCO, has been a portfolio manager since 1987 and has managed money for others since 1975.

ING Columbia Small Cap Value II Portfolio

Columbia Management Investment Advisers, LLC

Columbia Management Investment Advisers, LLC (“CMIA” or “Sub-Adviser”) (formerly, known as RiverSource Investments, LLC), is a registered investment adviser and is a wholly-owned subsidiary of Ameriprise Financial, Inc. Ameriprise Financial, Inc. is a financial planning and financial services company that has been offering solutions for clients’ asset accumulation, income management, and protection needs for more than 110 years. CMIA’s management experience covers all major asset classes, including equity securities, fixed-income securities and money market instruments. In addition to serving as an investment adviser to mutual funds, CMIA acts as an investment manager for itself, its affiliates, individuals, corporations, retirement plans, private investment companies, exchange-traded funds and financial intermediaries. The principal address of CMIA is 225 Franklin Street, Boston, MA 02110. As of December 31, 2012, CMIA had assets under management of approximately $331.8 billion.

The following individuals are jointly responsible for the day-to-day management of ING Columbia Small Cap Value II Portfolio.

Christian K. Stadlinger, Ph.D., CFA, is a Portfolio Manager of CMIA. From 2002 until he joined CMIA in May 2010, Dr. Stadlinger was associated with Columbia Management Advisors, LLC or its predecessors as an investment professional. Dr. Stadlinger has been a member of the investment community since 1989.

Jarl Ginsberg, CFA, is a Portfolio Manager of CMIA. From 2003 until he joined CMIA in May 2010, Mr. Ginsberg was associated with Columbia Management Advisors, LLC or its predecessors as an investment professional. Mr. Ginsberg has been a member of the investment community since 1987.

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MANAGEMENT OF THE PORTFOLIOS  (continued)
Historical sub-adviser/name and strategies information:
Effective Date	Portfolio Name	Sub-Adviser
4/29/11	ING Columbia Small Cap Value II Portfolio	Columbia Management Investment Advisers, LLC
5/01/10	ING Columbia Small Cap Value Portfolio	Columbia Management Investment Advisers, LLC*
Since Inception	ING Columbia Small Cap Value II Portfolio	Columbia Management Advisors, LLC

*	Sub-Adviser changed due to a sale transaction.

ING Invesco Equity and Income Portfolio

Invesco Advisers, Inc.

Invesco Advisers, Inc. (“Invesco” or “Sub-Adviser”) is a registered investment adviser and is a direct subsidiary of Invesco Ltd., a publicly traded company that, through its subsidiaries, engages in the business of investment management on an international basis. The principal address of Invesco is 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. As of December 31, 2012, Invesco had approximately $687.7 billion in assets under management.

The following individuals are jointly responsible for the day-to-day management of ING Invesco Equity and Income Portfolio.

Thomas Bastian, CFA, Lead Portfolio Manager, joined Invesco in June 2010. Prior to that, Mr. Bastian was with Van Kampen Asset Management since 2003 and from 2001 to 2003, Mr. Bastian was a portfolio manager at Eagle Asset Management.

James Roeder, Portfolio Manager, joined Invesco in June 2010. Prior to that, Mr. Roeder was with Van Kampen Asset Management since 1999.

Mark Laskin, Portfolio Manager, joined Invesco in June 2010. Prior to that, Mr. Laskin was with Van Kampen Asset Management since 2000.

Mary Jayne Maly, Portfolio Manager, joined Invesco in June 2010. Prior to that, Ms. Maly was with Van Kampen Asset Management since 1992.

Sergio Marcheli, Portfolio Manager joined Invesco in June 2010. Prior to that, Mr. Marcheli was with Van Kampen Asset Management since 2002.

Chuck Burge, Portfolio Manager, has been associated with Invesco and/or its affiliates since 2002.

Historical adviser/name and strategies information:
Effective Date	Portfolio Name	Adviser
04/30/13	ING Invesco Equity and Income Portfolio	Invesco Advisers, Inc.
04/29/11	ING Invesco Van Kampen Equity and Income Portfolio*	Invesco Advisers, Inc.
06/01/10	ING Van Kampen Equity and Income Portfolio	Invesco Advisers, Inc.*

*	Name of Portfolio and Sub-Adviser changed due to a change in control.

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MANAGEMENT OF THE PORTFOLIOS  (continued)

ING JPMorgan Mid Cap Value Portfolio

J.P. Morgan Investment Management Inc.

J.P. Morgan Investment Management Inc. (“JPMorgan” or “Sub-Adviser”) is an indirect wholly-owned subsidiary of JPMorgan Chase & Co., a bank holding company. JPMorgan also provides discretionary investment services to institutional clients. The principal address of JPMorgan is 270 Park Avenue, New York, New York 10017. As of December 31, 2012, JPMorgan and its affiliates had approximately $1.4 trillion in assets under management.

The following individuals are jointly responsible for the day-to-day management of ING JPMorgan Mid Cap Value Portfolio.

Jonathan K.L. Simon, Managing Director and Portfolio Manager in the U.S. equity value group. An employee since 1980, Mr. Simon joined JPMorgan as an analyst in the London office, transferred to New York in 1983, and became a portfolio manager in 1987. Mr. Simon has held numerous key positions, including president of Robert Fleming’s U.S. asset management operations and chief investment officer of U.S. value equity.

Lawrence Playford, CFA, Executive Director, and Portfolio Manager in the U.S. equity value group. An employee since 1993, Mr. Playford joined the investment team as an analyst in October 2003 and was named a portfolio manager in 2004.

Gloria Fu, CFA, Executive Director, and Portfolio Manager in the U.S. equity value group. An employee since 2002, Ms. Fu previously worked at JPMorgan Securities as a sell-side analyst focusing on the gaming and lodging industries. Ms. Fu joined the investment team as an analyst in February of 2004 and was named a portfolio manager in 2006.

ING Oppenheimer Global Portfolio

OppenheimerFunds, Inc.

OppenheimerFunds, Inc. (“OppenheimerFunds” or “Sub-Adviser”), is wholly-owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company. It has been an investment adviser since January 1960. The principal address of OppenheimerFunds is Two World Financial Center, 225 Liberty Street – 11th Floor, New York, New York 10281-1008. As of December 31, 2012, OppenheimerFunds and its subsidiaries and controlled affiliates managed over $195.7 billion in assets.

The following individual is responsible for the day-to-day management of ING Oppenheimer Global Portfolio.

Rajeev Bhaman, CFA, joined Oppenheimer in 1996 and has been a Senior Vice President of Oppenheimer since 2006 and is a portfolio manager of other funds managed by Oppenheimer.

ING PIMCO Total Return Portfolio

Pacific Investment Management Company LLC

Pacific Investment Management Company LLC (“PIMCO” or “Sub-Adviser”), is a majority-owned subsidiary of Allianz Asset Management with a minority interest held by PIMCO Partners, LLC, a California limited liability company. Prior to December 31, 2011, Allianz Asset Management was named Allianz Global Investors of America L.P. PIMCO Partners, LLC is owned by the current managing directors and executive management of PIMCO. Through various holding company structures, Allianz Asset Management is majority-owned by Allianz SE. The principal address of PIMCO is 840 Newport Center Drive, Newport Beach, California 92660. As of December 31, 2012, PIMCO had approximately $2.003 trillion in assets under management.

The following individual is responsible for the day-to-day management of ING PIMCO Total Return Portfolio.

William H. Gross, CFA, Managing Director, Chief Investment Officer, and Portfolio Manager, was a founding partner of PIMCO in 1971. Mr. Gross heads PIMCO’s investment committee, which is responsible for the development of major investment themes and sets targets for various portfolio characteristics in accounts managed by PIMCO.

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MANAGEMENT OF THE PORTFOLIOS  (continued)

ING T. Rowe Price Diversified Mid Cap Growth Portfolio and ING T. Rowe Price Growth Equity Portfolio

T. Rowe Price Associates, Inc.

T. Rowe Price Associates, Inc. (“T. Rowe Price” or “Sub-Adviser”) was founded in 1937 by the late Thomas Rowe Price, Jr. and is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly held financial services holding company. The principal address of T. Rowe Price is 100 East Pratt Street, Baltimore, Maryland 21202. As of December 31, 2012, the firm and its affiliates managed over $576.8 billion in assets.

ING T. Rowe Price Diversified Mid Cap Growth Portfolio is managed by an investment advisory committee. The following co-chairmen are jointly responsible for the day-to-day management of the Portfolio and work with the committee in developing and executing the Portfolio’s investment program.

Donald J. Peters is a Vice President of T. Rowe Price and has been managing investments since joining T. Rowe Price in 1993. Mr. Peters is a portfolio manager for major institutional relationships at T. Rowe Price with structured active tax-efficient strategies.

Donald J. Easley, CFA, Vice President and a Portfolio Manager in the U.S. equity division for the tax-efficient and structured active mid-cap growth strategies, joined T. Rowe Price in 2000. Prior to that, he worked as a credit analyst with the Bank of New York.

ING T. Rowe Price Growth Equity Portfolio is managed by an investment advisory committee. The following individual has day-to-day responsibility for managing the Portfolio and works with the committee in developing and executing the Portfolio’s investment program.

P. Robert Bartolo joined T. Rowe Price in 2002 and is Vice President of T. Rowe Price Group, Inc. and T. Rowe Price Associates, Inc. and a portfolio manager in the equity division. Prior to joining T. Rowe Price, Mr. Bartolo was director of finance for MGM Mirage, Inc.

ING Templeton Foreign Equity Portfolio

Templeton Investment Counsel, LLC

Templeton Investment Counsel, LLC (“Templeton” or “Sub-Adviser”) is an indirect wholly-owned subsidiary of Franklin Resources, Inc. The principal address of Templeton is 300 S.E 2nd Street, Fort Lauderdale, Florida 33301. As of December 31, 2012, Templeton and its affiliates had over $781.1 billion in assets under management.

The following individuals are responsible for the day-to-day management of ING Templeton Foreign Equity Portfolio. Mr. Nori has primary responsibility for the Portfolio’s investments. Mr. Docal and Ms. Sweeting have secondary portfolio management responsibilities.

Peter A. Nori, CFA, Executive Vice President and information technology sector team leader joined Franklin Templeton Investments in 1987. Mr. Nori has research responsibility for the global semiconductor and the global pharmaceutical industries.

Antonio T. Docal, CFA, Executive Vice President, joined Franklin Templeton Investments in 2001 and has research responsibility for the global chemical and automobile industries.

Cindy L. Sweeting, CFA, President of Templeton Investment Counsel, LLC and director of portfolio management for the Templeton Global Equity Group, joined Franklin Templeton Investments in 1997. Ms. Sweeting oversees the institutional segment of the global investment management business.

Additional Information Regarding the Portfolio Managers

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of securities in the Portfolios.

The Administrator

ING Funds Services, LLC (“Administrator”) serves as administrator to each Portfolio and receives an annual administrative services fee equal to 0.10% of each Portfolio’s average daily net assets.

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MANAGEMENT OF THE PORTFOLIOS  (continued)

The administrative services provided to each Portfolio includes acting as a liaison among the various service providers to the Portfolio, including the custodian, portfolio accounting agent, the Sub-Advisers, and the insurance companies to which a Portfolio offers its shares. The Administrator also reviews the Portfolios for compliance with applicable legal requirements and monitors the Sub-Advisers for compliance with requirements under applicable law and with the investment policies and restrictions of the Portfolios.

The Distributor

ING Investments Distributor, LLC (“Distributor”) is the principal underwriter and distributor of each Portfolio. It is a Delaware limited liability company with its principal offices at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258.

The Distributor is a member of the Financial Industry Regulatory Authority (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org or the Public Disclosure Hotline at 800-289-9999.

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HOW SHARES ARE PRICED

The net asset value (“NAV”) per share for each class of each Portfolio is determined each business day as of the close of regular trading (“Market Close”) on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The Portfolios are open for business every day the NYSE is open. The NYSE is closed on all weekends and on all national holidays and Good Friday. Portfolio shares will not be priced on those days. The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. To the extent a Portfolio invests in other open-end funds (other than ETFs), the Portfolio will calculate its NAV using the NAV of the funds in which it invests as described in that fund’s prospectus.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services. Shares of investment companies held by the Portfolios (other than ETF shares) will generally be valued at the latest NAV reported by that investment company. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when a Portfolio’s NAV is not calculated. As a result, the NAV of a Portfolio may change on days when shareholders will not be able to purchase or redeem a Portfolio’s shares. When market quotations are not available or are deemed unreliable, a Portfolio will use a fair value for an asset that is determined in accordance with procedures adopted by the Portfolio’s Board. The types of assets for which such fair value pricing might be required include, but are not limited to:

  Foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades likely would have changed by the time of the close of the NYSE, or the closing value is otherwise deemed unreliable;
  Securities of an issuer that has entered into a restructuring;
  Securities whose trading has been halted or suspended;
  Fixed-income securities that have gone into default and for which there are no current market value quotations; and
  Securities that are restricted as to transfer or resale.

The Portfolios or the Adviser may rely on the recommendations of a fair value pricing service approved by the Portfolios’ Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. The Adviser will make such determinations in good faith in accordance with procedures adopted by the Portfolios’ Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a Portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Portfolio determines its NAV per share.

When your Variable Contract or Qualified Plan is buying shares of a Portfolio, it will pay the NAV that is next calculated after the order from the Variable Contract Holder or Qualified Plan Participant is received in proper form. When the Variable Contract Holder or Qualified Plan Participant is selling shares, it will normally receive the NAV that is next calculated after the order form is received from the Variable Contract Holder or Qualified Plan participant in proper form. Investments will be processed at the NAV next calculated after an order is received and accepted by a Portfolio or its designated agent. In order to receive that day’s price, your order must be received by Market Close.

60

HOW TO BUY AND SELL SHARES

Each Portfolio’s shares may be offered to insurance company separate accounts serving as investment options under Variable Contracts, Qualified Plans outside the separate account context, custodial accounts, certain investment advisers and their affiliates in connection with the creation or management of the Portfolios, other investment companies and other investors as permitted by the diversification and other requirements of section 817(h) of the Internal Revenue Code of 1986, as amended (the “Code”) and the underlying U.S. Treasury Regulations. Certain Portfolios may not be available as investment options in your Variable Contract, through your Qualified Plan or other investment company. Please refer to the prospectus for the appropriate insurance company separate account, investment company or your plan documents for information on how to direct investments in, or redemptions from, an investment option corresponding to one of the Portfolios and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolios’ behalf.

The Portfolios currently do not foresee any disadvantages to investors if a Portfolio serves as an investment option for Variable Contracts and it offers its shares directly to Qualified Plans and other permitted investors. However, it is possible that the interest of owners of Variable Contracts, Qualified Plans and other permitted investors, for which a Portfolio serves as an investment option, might at some time be in conflict because of differences in tax treatment or other considerations. The Board directed the Adviser to monitor events to identify any material conflicts between Variable Contract owners, Qualified Plans and other permitted investors and would have to determine what action, if any, should be taken in the event of such conflict. If such a conflict occurred, an insurance company participating in the Portfolio might be required to redeem the investment of one or more of its separate accounts from the Portfolio or a Qualified Plan, investment company or other permitted investor might be required to redeem its investment, which might force the Portfolio to sell securities at disadvantageous prices. The Portfolios may discontinue sales to a Qualified Plan and require plan participants with existing investments in the Portfolio to redeem those investments if the Qualified Plan loses (or in the opinion of the Adviser, is at risk of losing) its Qualified Plan status.

In addition, each Portfolio’s shares may be purchased by certain other management investment companies, including through fund-of-fund arrangements with ING affiliated funds. In some cases the Portfolio may serve as a primary or significant investment vehicle for the fund-of-funds. From time to time, a Portfolio may experience large investments or redemptions due to allocation or rebalancing by these funds-of-funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on Portfolio management. For example, a Portfolio may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales or securities result in gains and could also increase transaction costs or portfolio turnover. The Adviser and each Sub-Adviser will monitor transactions by the funds-of-funds and will attempt to minimize any adverse effects on a Portfolio as a result of these transactions. So long as a Portfolio accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

The Portfolios reserve the right to suspend the offering of shares or to reject any specific purchase order. The Portfolios may suspend redemptions or postpone payments when the NYSE is closed or when trading is restricted for any reason or under emergency circumstances as determined by the SEC.

Distribution Plan and Shareholder Service Plan

Each Portfolio has a Plan of Distribution pursuant to Rule 12b-1 (“Distribution Plan”) in accordance with Rule 12b-1 under the 1940 Act for the Class S2 shares. Under the Distribution Plan, each Portfolio makes payment at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to its Class S2 shares. The Distributor has agreed to waive 0.10% of the distribution fees through May 1, 2014. These payments are made to the Distributor on an ongoing basis as compensation for services the Distributor provides and expenses it bears in connection with the marketing and other fees to support the sale and distribution of the Class S2 shares of the Portfolios. Because these fees are paid out of a Portfolio’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

In addition, each Portfolio has a Shareholder Service Plan (“Service Plan”) for its Class S2 shares. The Service Plan allows the Company to enter into shareholder servicing agreements with insurance companies, broker dealers (including the Adviser) and other financial intermediaries that provide shareholder and administrative services relating to Class S2 shares

61

HOW TO BUY AND SELL SHARES  (continued) of the Portfolios and their shareholders. Under the Service Plan, each Portfolio makes payments at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to each of its Class S2 shares. These payments are made to the Distributor in connection with personal services rendered to Portfolio shareholders and the maintenance of shareholders’ accounts.

Portfolio	Class S2
ING American Century Small-Mid Cap Value	0.50%
ING Baron Growth	0.50%
ING Columbia Small Cap Value II	0.50%
ING Invesco Equity and Income	0.50%
ING JPMorgan Mid Cap Value	0.50%
ING Oppenheimer Global	0.50%
ING PIMCO Total Return	0.50%
ING T Rowe Price Diversified Mid Cap Growth	0.50%
ING T. Rowe Price Growth Equity	0.50%
ING Templeton Foreign Equity	0.50%

62

FREQUENT TRADING - MARKET TIMING

The Portfolios are intended for long-term investment and not as short-term trading vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not purchase shares of a Portfolio. Shares of the Portfolios are primarily sold through omnibus account arrangements with financial intermediaries, as investment options for Variable Contracts issued by insurance companies and as investment options for Qualified Plans. Omnibus accounts generally do not identify customers’ trading activity on an individual basis. The Portfolios’ administrator has agreements which require such intermediaries to provide detailed account information, including trading history, upon request of the Portfolios.

The Portfolios rely on the financial intermediaries to monitor frequent, short-term trading within a Portfolio by their customers. You should review the materials provided to you by your financial intermediary including, in the case of a Variable Contract, the prospectus that describes the contract or, in the case of a Qualified Plan, the plan documentation for its policies regarding frequent, short-term trading. With trading information received as a result of these agreements, the Portfolios may make a determination that certain trading activity is harmful to the Portfolios and their shareholders, even if such activity is not strictly prohibited by the intermediaries’ excessive trading policy. As a result, a shareholder investing directly or indirectly in the Portfolios may have their trading privileges suspended without violating the stated excessive trading policy of the intermediary. The Portfolios reserve the right, in their sole discretion and without prior notice, to reject, restrict, or refuse purchase orders whether directly or by exchange including purchase orders that have been accepted by a financial intermediary. The Portfolios seek assurances from the financial intermediaries that they have procedures adequate to monitor and address frequent, short-term trading. There is, however, no guarantee that the procedures of the financial intermediaries will be able to curtail frequent, short-term trading activity.

The Portfolios believe that market timing or frequent, short-term trading in any account, including a Variable Contract or Qualified Plan account, is not in the best interest of the Portfolios or their shareholders. Due to the disruptive nature of this activity, it can adversely impact the ability of the Adviser or the Sub-Adviser (if applicable) to invest assets in an orderly, long-term manner. Frequent trading can disrupt the management of the Portfolios and raise their expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; lost opportunity costs; and large asset swings that decrease a Portfolio’s ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on a Portfolio’s performance.

Portfolios that invest in foreign securities may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time a Portfolio computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Portfolio’s current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Portfolios based on such pricing discrepancies. This is often referred to as “price arbitrage.” Such price arbitrage opportunities may also occur in portfolios which do not invest in foreign securities. For example, if trading in a security held by a Portfolio is halted and does not resume prior to the time the Portfolio calculates its NAV, such “stale pricing” presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, Portfolios that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Portfolios have adopted fair valuation policies and procedures intended to reduce the Portfolios’ exposure to price arbitrage, stale pricing, and other potential pricing discrepancies. However, to the extent that a Portfolio’s NAV does not immediately reflect these changes in market conditions, short-term trading may dilute the value of Portfolio shares, which negatively affects long-term shareholders.

Although the policies and procedures known to the Portfolios that are followed by the financial intermediaries that use the Portfolios and the monitoring by the Portfolios are designed to discourage frequent, short-term trading, none of these measures can eliminate the possibility that frequent, short-term trading activity in the Portfolios will occur. Moreover, decisions about allowing trades in the Portfolios may be required. These decisions are inherently subjective, and will be made in a manner that is in the best interest of a Portfolio’s shareholders.

63

PAYMENTS TO FINANCIAL INTERMEDIARIES

ING mutual funds may be offered as investment options in Variable Contracts issued by affiliated and non-affiliated insurance companies and in Qualified Plans. Fees derived from a Portfolio’s Distribution and/or Service Plans (if applicable) may be paid to insurance companies, broker-dealers and companies that service Qualified Plans for selling the Portfolio’s shares and/or for servicing shareholder accounts. In addition, a Portfolio’s Adviser, Distributor, Administrator or their affiliated entities, out of their own resources and without additional cost to the Portfolio or its shareholders, may pay additional compensation to these insurance companies, broker-dealers, or companies that service Qualified Plans. The Adviser, Distributor, Administrator, or affiliated entities of a Portfolio may also share their profits with affiliated insurance companies or other ING entities through inter-company payments.

For non-affiliated insurance companies and Qualified Plans, payments from a Portfolio’s Distribution and/or Service Plans (if applicable) as well as payments (if applicable) from the Portfolio’s Adviser and/or Distributor generally are based upon an annual percentage of the average net assets held in the Portfolio by those companies. A Portfolio’s Adviser and Distributor may make payments for administrative, record keeping, or other services that insurance companies or Qualified Plans provide to facilitate investment in the Portfolio. These payments as well as payments from a Portfolio’s Distribution and/or Service Plans (if applicable) may also provide incentive for insurance companies or Qualified Plans to make the Portfolio available through Variable Contracts or Qualified Plans, and thus they may promote the distribution of the shares of the Portfolio.

As of the date of this Prospectus, the Distributor has entered into agreements with the following non-affiliated insurance companies: Zürich Kemper Life Insurance Company; Symetra Life Insurance Company; and First Fortis Life Insurance Company. Fees payable under these agreements are at annual rates that range from 0.15% to 0.25%. This is computed as a percentage of the average aggregate amount invested in a Portfolio by Variable Contract holders through the relevant insurance company’s Variable Contracts.

The insurance companies issuing Variable Contracts or Qualified Plans that use a Portfolio as investment options may also pay fees to third parties in connection with distribution of the Variable Contracts and for services provided to Variable Contract owners. Entities that service Qualified Plans may also pay fees to third parties to help service the Qualified Plans or the accounts of their participants. A Portfolio, the Adviser, and the Distributor are not parties to these arrangements. Variable Contract owners should consult the prospectus and statement of additional information for their Variable Contracts for a discussion of these payments and should consult with their agent or broker. Qualified Plan participants should consult with their pension servicing agent.

Ultimately, the agent or broker selling the Variable Contract to you could have a financial interest in selling you a particular product to increase the compensation they receive. Please make sure you read fully each prospectus and discuss any questions you have with your agent or broker.

64

DIVIDENDS, DISTRIBUTIONS, AND TAXES

Dividends and Distributions

Each Portfolio declares and pays dividends from net investment income at least annually. Each Portfolio will also pay distributions from net realized capital gains, reduced by available capital losses, at least annually. All dividends and capital gain distributions will be automatically reinvested in additional shares of the Portfolios at the NAV of such shares on the payment date unless a participating insurance company’s separate account is permitted to hold cash and elects to receive payment in cash. From time to time, a portion of a Portfolio’s distributions may constitute a return of capital.

To comply with federal tax regulations, the Portfolios may also pay an additional capital gains distribution.

Tax Matters

Holders of Variable Contracts should refer to the prospectus for their contracts for information regarding the tax consequences of owning such contracts and should consult their tax advisers before investing.

Each Portfolio intends to qualify as a regulated investment company (“RIC”) for federal income tax purposes by satisfying the requirements under Subchapter M of the Code, including requirements with respect to diversification of assets, distribution of income and sources of income. As a RIC, a Portfolio generally will not be subject to tax on its net investment company taxable income and net realized capital gains that it distributes to its shareholders.

Each Portfolio also intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for Variable Contracts so that owners of these contracts should not be subject to federal tax on distributions of dividends and income from a Portfolio to the insurance company’s separate accounts.

Since the sole shareholders of the Portfolios will be separate accounts or other permitted investors, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the policies, see the attached prospectus for the policy.

See the SAI for further information about tax matters.

THE TAX STATUS OF YOUR INVESTMENT IN A PORTFOLIO DEPENDS UPON THE FEATURES OF YOUR VARIABLE CONTRACT. FOR FURTHER INFORMATION, PLEASE REFER TO THE PROSPECTUS FOR THE VARIABLE CONTACT.

65

INDEX DESCRIPTIONS

The Barclays Capital U.S. Government/Credit Index includes securities in the government and credit indices. The government index includes treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (i.e., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The credit index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.

The Barclays Capital U.S. Aggregate Bond (“BCAB”) Index is a widely recognized, unmanaged index of publicly issued, investment-grade U.S. Government, mortgage-backed, asset-backed, and corporate debt securities.

The MSCI All Country World (“MSCI ACW”) IndexSM is a free-float adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets.

The MSCI All Country World (“MSCI ACW”) IndexSM Ex-U.S. is a free-float adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the United States.

The MSCI - Europe, Australasia, and Far East® (“MSCI EAFE® ”) Index is an unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia, and the Far East.

The MSCI World IndexSM is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance.

The Russell 1000® Growth Index is an unmanaged index that measures the performance of those companies in the Russell 1000® Index with higher than average price-to-book ratio and forecasted growth. The index returns reflect no deductions for fees, expenses or taxes.

The Russell 1000® Value Index is an unmanaged index that measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-value ratios and higher forecasted growth values.

The Russell 2000® Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000® Index. The Russell 3000® Index is an unmanaged index that measures the performance of 3,000 U.S. companies based on total market capitalization.

The Russell 2000® Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 2500 Growth Index measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 Index companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 2500TM Value Index measures the performance of the small- to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell Midcap® Growth Index is an unmanaged index that measures the performance of those companies included in the Russell Midcap® Index with relatively higher price-to-book ratio and higher forecasted growth values.

The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

The Standard and Poor’s (“S&P”) MidCap 400 Index is an unmanaged index that measures the performance of the mid-size company segment of the U.S. market.

The Standard and Poor’s (“S&P”) Small Cap 600/Citigroup Value Index measures the performance of those S&P 600 Index companies with lower price-to-book ratios. The S&P 600 Index is a market value-weighted index of 600 small-sized domestic stocks.

66

FINANCIAL HIGHLIGHTS

The following financial highlights are intended to help you understand the Portfolio’s Class S2 shares’ financial performance for the past five years or, if shorter, the period of the share class’ operations. Certain information reflects financial results for a single share. The total returns represent the rate that an investor would have earned (or lost) on an investment in a share of the Portfolio (assuming reinvestment of all dividends and distributions). This information has been derived from the Portfolio’s financial statements that were audited by KPMG LLP, an independent registered public accounting firm. The report of KPMG LLP, along with the financial statements included in the annual shareholder report dated December 31, 2012, are incorporated herein by reference.

67

FINANCIAL HIGHLIGHTS  (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments, if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(4)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING American Century Small-Mid Cap Value Portfolio
Class S2
12-31-12	11.03	0.19•	1.53	1.72	0.14	0.91	—	1.05	—	11.70	16.24	1.70	1.33	1.33	1.68	3,205	95
12-31-11	11.59	0.14•	(0.55)	(0.41)	0.15	0.00*	—	0.15	—	11.03	(3.33)	1.75	1.34	1.34	1.26	1,891	109
12-31-10	9.61	0.22•	1.86	2.08	0.10	—	—	0.10	—	11.59	21.87	1.75	1.34†	1.34†	2.01†	326	98
02-27-09(5) - 12-31-09	5.84	0.14•	3.79	3.93	0.16	—	—	0.16	—	9.61	67.61	1.75	1.34†	1.34†	2.06†	5	135
ING Baron Growth Portfolio
Class S2
12-31-12	18.93	0.36•	3.33	3.69	—	—	—	—	—	22.62	19.49	1.52	1.42	1.42	1.70	1,427	15
12-31-11	18.55	(0.13)•	0.51	0.38	—	—	—	—	—	18.93	2.05	1.58	1.48	1.48	(0.68)	339	14
12-31-10	14.69	(0.09)	3.95	3.86	—	—	—	—	—	18.55	26.28	1.58	1.48†	1.48†	(0.58)†	6	19
02-27-09(5) - 12-31-09	9.31	(0.10)	5.48	5.38	—	—	—	—	—	14.69	57.79	1.58	1.47	1.47	(0.97)	5	13
ING Columbia Small Cap Value II Portfolio
Class S2
12-31-12	9.90	0.07	1.32	1.39	0.05	—	—	0.05	—	11.24	14.07	1.39	1.29	1.27	0.76	604	44
12-31-11	10.27	0.04	(0.35)	(0.31)	0.06	—	—	0.06	—	9.90	(2.88)	1.40	1.30	1.28	0.49	436	36
12-31-10	8.33	0.03	2.03	2.06	0.12	—	—	0.12	—	10.27	25.04	1.40	1.30†	1.27†	0.29†	6	62
02-27-09(5) - 12-31-09	5.20	0.04•	3.20	3.24	0.11	—	—	0.11	—	8.33	62.42	1.45	1.34†	1.34†	0.60†	5	86
ING Invesco Equity and Income Portfolio
Class S2
12-31-12	32.52	0.56•	3.45	4.01	0.66	—	—	0.66	—	35.87	12.34	1.18	1.05	1.05	1.60	1,540	27
12-31-11	33.70	0.52•	(1.03)	(0.51)	0.67	—	—	0.67	—	32.52	(1.48)	1.15	1.05	1.05	1.55	967	20
12-31-10	30.62	0.50•	3.12	3.62	0.54	—	—	0.54	—	33.70	11.88	1.15	1.05†	1.05†	1.61†	843	38
02-27-09(5) - 12-31-09	22.18	0.33	8.58	8.91	0.47	—	—	0.47	—	30.62	40.18	1.13	1.03†	1.02†	1.65†	4	74
ING JPMorgan Mid Cap Value Portfolio
Class S2
12-31-12	13.88	0.14•	2.62	2.76	0.12	—	—	0.12	—	16.52	19.86	1.43	1.33	1.33	0.86	2,664	28
12-31-11	13.79	0.13•	0.10	0.23	0.14	—	—	0.14	—	13.88	1.67	1.50	1.40	1.40	0.97	178	36
12-31-10	11.30	0.09	2.48	2.57	0.08	—	—	0.08	—	13.79	22.75	1.50	1.40†	1.40†	0.76†	5	40
02-27-09(5) - 12-31-09	7.54	0.12	3.92	4.04	0.12	0.16	—	0.28	—	11.30	53.76	1.50	1.40†	1.40†	1.51†	4	40
See Accompanying Notes to Financial Highlights

68

FINANCIAL HIGHLIGHTS  (continued) Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments, if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(4)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING Oppenheimer Global Portfolio
Class S2
12-31-12	12.01	0.13•	2.39	2.52	0.16	—	—	0.16	—	14.37	21.17	1.22	1.12	1.12	1.01	2,082	13
12-31-11	13.36	0.06•	(1.21)	(1.15)	0.20	—	—	0.20	—	12.01	(8.52)	1.16	1.06	1.06	0.52	755	12
12-31-10	11.73	0.12	1.68	1.80	0.17	—	—	0.17	—	13.36	15.63	1.16	1.06†	1.06†	0.98†	5	15
02-27-09(5) - 12-31-09	7.35	0.12•	4.71	4.83	0.26	0.19	—	0.45	—	11.73	66.43	1.16	1.06†	1.06†	1.34†	5	12
ING PIMCO Total Return Portfolio
Class S2
12-31-12	11.42	0.22•	0.66	0.88	0.38	—	—	0.38	—	11.92	7.73	1.09	0.98	0.98	1.83	5,026	897
12-31-11	11.85	0.30•	0.07	0.37	0.38	0.42	—	0.80	—	11.42	3.10	1.09	0.98	0.98	2.54	1,829	783
12-31-10	11.44	0.29•	0.56	0.85	0.42	0.02	—	0.44	—	11.85	7.38	1.09	0.98	0.98	2.42	1,003	558
02-27-09(5) - 12-31-09	10.55	0.35•	1.34	1.69	0.39	0.41	—	0.80	—	11.44	16.38	1.13	1.02	1.02	3.67	3	737
ING T. Rowe Price Diversified Mid Cap Growth Portfolio
Class S2
12-31-12	7.89	0.02	1.19	1.21	0.02	0.74	—	0.76	—	8.34	15.73	1.24	1.12	1.12	0.29	1,025	17
12-31-11	8.25	(0.00)*	(0.34)	(0.34)	0.02	—	—	0.02	—	7.89	(4.07)	1.16	1.06	1.06	(0.07)	739	38
12-31-10	6.45	(0.00)*	1.80	1.80	0.00*	—	—	0.00*	—	8.25	27.99	1.16	1.06	1.06	(0.03)	6	28
02-27-09(5) - 12-31-09	3.94	0.01	2.51	2.52	0.01	—	—	0.01	—	6.45	63.88	1.16	1.06	1.06	0.09	5	27
ING T. Rowe Price Growth Equity Portfolio
Class S2
12-31-12	52.72	(0.09)	9.82	9.73	—	—	—	—	—	62.45	18.46	1.24	1.13	1.13	(0.16)	1,534	38
12-31-11	53.51	(0.17)•	(0.62)	(0.79)	—	—	—	—	—	52.72	(1.48)	1.25	1.14	1.14	(0.32)	622	28
12-31-10	45.99	(0.18)	7.72	7.54	0.02	—	—	0.02	—	53.51	16.39	1.25	1.15	1.15	(0.37)	5	41
02-27-09(5) - 12-31-09	29.76	(0.05)	16.28	16.23	—	—	—	—	—	45.99	54.54	1.25	1.15	1.15	(0.16)	5	64
ING Templeton Foreign Equity Portfolio
Class S2
12-31-12	9.45	0.17	1.55	1.72	0.13	—	—	0.13	—	11.04	18.40	1.46	1.34	1.34	1.89	1,310	9
12-31-11	11.01	0.17•	(1.53)	(1.36)	0.20	—	—	0.20	—	9.45	(12.34)	1.48	1.38	1.38	1.67	1,013	14
12-31-10	10.37	0.07•	0.78	0.85	0.21	—	—	0.21	—	11.01	8.53	1.46	1.36	1.36	0.69	102	14
02-27-09(5) - 12-31-09	6.31	0.14	3.92	4.06	—	—	—	—	—	10.37	64.34	1.47	1.37	1.37	1.93	5	27

See Accompanying Notes to Financial Highlights
69

ACCOMPANYING NOTES TO FINANCIAL HIGHLIGHTS

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.

(3)	Expense ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

(4)	Expense ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by an Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(5)	Commencement of operations.

(a)	There was no impact on total return by the affiliate payment.

•	Calculated using average number of shares outstanding throughout the period.

*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

70

TO OBTAIN MORE INFORMATION
You’ll find more information about the Portfolios in our:

ANNUAL/SEMI-ANNUAL SHAREHOLDER REPORTS
In the Portfolios’ annual/semi-annual shareholder reports, you will find a discussion of the recent market conditions and principal investment strategies that significantly affected the Portfolios’ performance during the last fiscal year, the financial statements and the independent registered public accounting firm’s reports (in the annual shareholder report only).

STATEMENT OF ADDITIONAL INFORMATION
The SAI contains more detailed information about the Portfolios. The SAI is legally part of this Prospectus (it is incorporated by reference). A copy has been filed with the SEC.

Please write, call or visit our website for a free copy of the current annual/semi-annual shareholder reports, the SAI, or other Portfolio information.

To make shareholder inquiries contact: The ING Funds 7337 East Doubletree Ranch Road, Suite 100
Scottsdale, AZ 85258-2034 1-800-262-3862 or visit our website at www.INGInvestment.com

This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC’s Public Reference Room in Washington, D.C. or call 202-551-8090 for information on the operation of the Public Reference Room. Otherwise, you may obtain the information for a fee, by contacting the SEC at:

U.S. Securities and Exchange Commission Public Reference Section
100 F Street, N.E.
Washington, D.C. 20549

or at the e-mail address: publicinfo@sec.gov

Or obtain the information at no cost by visiting the SEC’s Internet website at www.sec.gov.

When contacting the SEC, you will want to refer to the Portfolios’ SEC file number. The file number is as follows:

ING Partners, Inc.	811-8319
ING American Century Small-Mid Cap Value Portfolio
ING Baron Growth Portfolio
ING Columbia Small Cap Value II Portfolio
ING Invesco Equity and Income Portfolio
ING JPMorgan Mid Cap Value Portfolio
ING Oppenheimer Global Portfolio	ING PIMCO Total Return Portfolio ING T. Rowe Price Diversified Mid Cap Growth Portfolio ING T. Rowe Price Growth Equity Portfolio ING Templeton Foreign Equity Portfolio

PRO-IPIS2 (0413-043013)

Prospectus	April 30, 2013

  ING Fidelity® VIP Contrafund® Portfolio* Class: ADV/VPCAX; S/VPCSX

  ING Fidelity® VIP Equity-Income Portfolio* Class: ADV/VPEAX; S/VPESX

  ING Fidelity® VIP Mid Cap Portfolio* Class: ADV/VPFAX; S/VPFSX

* Fidelity and Contrafund are registered trademarks of Fidelity Management & Research LLC.

Each Portfolio’s shares may be offered to insurance company separate accounts serving as investment options under variable annuity contracts and variable life insurance policies (“Variable Contracts”), qualified pension and retirement plans (“Qualified Plans”), custodial accounts, and certain investment advisers and their affiliates in connection with the creation or management of the Portfolios, other investment companies, and other permitted investors.
NOT ALL PORTFOLIOS MAY BE AVAILABLE IN ALL JURISDICTIONS, UNDER ALL VARIABLE CONTRACTS OR UNDER ALL QUALIFIED PLANS.
The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities nor has the SEC judged whether the information in this Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

INVESTMENTS

ING Fidelity® VIP Contrafund® Portfolio

INVESTMENT OBJECTIVE

The Portfolio seeks long-term capital appreciation.

FEES AND EXPENSES OF THE PORTFOLIO

The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

Annual Portfolio Operating Expenses1,2
Expenses you pay each year as a % of the value of your investment

Class		ADV	S
Management Fees[3]	%	0.56	0.56
Distribution and/or Shareholder Services (12b-1) Fees	%	0.50	0.25
Administrative Services Fees	%	0.10	0.10
Shareholder Services Fee[4]	%	0.25	0.25
Other Expenses	%	0.11	0.11
Total Annual Portfolio Operating Expenses	%	1.52	1.27
Waivers and Reimbursements[5]	%	(0.08)	(0.08)
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	%	1.44	1.19

1	This table and the Expense Examples below reflect the aggregate expenses of both the Portfolio and the Fidelity® VIP Contrafund® Portfolio (“Master Fund”).

2	Expense ratios have been adjusted to reflect current fees.

3	Based on the management fee of the Master Fund of 0.56%. The adviser does not charge a management fee when the assets of the Portfolio are invested in the Master Fund.

4	Service Class 2 shareholders of the Master Fund, including the Portfolio, pay a shareholder servicing fee of 0.25%.

5	The adviser is contractually obligated to limit expenses to 0.55% and 0.30% of Class ADV and Class S shares, respectively, through May 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, Master Fund Fees and Expenses, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years.

Expense Examples $

The Examples are intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Examples do not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated. The Examples also assume that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
ADV	$147	472	821	1,806
S	$121	395	689	1,527

The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Examples, affect the Portfolio’s performance.

During the most recent fiscal year, the Master Fund’s portfolio turnover rate was 87% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests all of its assets in Service Class 2 shares of the Master Fund, a series of Variable Insurance Products Fund II, a registered open-end investment company. In turn, the Master Fund normally invests primarily in a portfolio of common stocks. The Master Fund invests in securities of companies whose value the Master Fund’s adviser (“Adviser”) or sub-adviser (“Sub-Adviser”) believes is not fully recognized by the public. The types of companies in which the Master Fund may invest include companies experiencing positive fundamental change, companies whose earnings potential has increased or is expected to increase more than generally perceived; companies that have enjoyed recent market popularity but which appear to have fallen temporarily out of favor for reasons that are considered non-recurring or short-term; and the companies that are undervalued in relation to securities of other companies in the same industry. The Master Fund’s Adviser or Sub-Adviser may invest the Master Fund’s assets in securities of foreign issuers in addition to securities of domestic issuers. The Master Fund’s assets are allocated across different market sectors, using different portfolio managers. Additionally, the Master Fund’s Adviser or Sub-Adviser may invest in growth stocks or value stocks or both.

For additional information regarding the principal investment strategies of the Master Fund, please refer to the Master Fund prospectus. The principal investment strategies of the Portfolio can be changed without shareholder approval.

ING Fidelity® VIP Contrafund® Portfolio	1

The Portfolio has the same investment objective and limitations as the Master Fund. Investment of the Portfolio’s assets in the Service Class 2 shares of the Master Fund is not a fundamental policy of the Portfolio, and a shareholder vote is not required for the Portfolio to withdraw its investment in the Master Fund.

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio. The value of your investment in the Portfolio changes with the values of the Master Fund and its investments. Because the Portfolio invests all of its assets in the Master Fund, the Portfolio and its shareholders will bear the fees and expenses of the Portfolio and the Master Fund, with the result that the Portfolio’s expenses may be higher than those of other mutual funds which invest directly in securities. The Portfolio and the Master Fund expect to maintain consistent investment objectives, but if they do not, the Portfolio may withdraw from the Master Fund and receive either cash or securities in exchange for its interest in the Master Fund. The Board of Directors (“Board”) would then consider whether the Portfolio should hire its own sub-adviser, invest in a different master fund, or take other appropriate action. Under the master/feeder structure, the Portfolio may also withdraw its investment in the Master Fund if the Board determines that it is in the best interests of the Portfolio and its shareholders to do so. Any such withdrawal could result in the Portfolio incurring additional costs or expenses and could also result in a distribution in kind of portfolio securities (as opposed to a cash distribution from the Master Fund). The Portfolio could incur brokerage fees or other transaction costs in converting such securities to cash. Any of the following risks, among others, could affect the Portfolio’s or Master Fund’s performance or cause the Portfolio or Master Fund to lose money or to underperform market averages of other similar funds.

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Currency   To the extent that the Master Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Foreign Investments   Investing in foreign (non-U.S.) securities may result in the Master Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

Liquidity   If a security is illiquid, the Master Fund might be unable to sell the security at a time when the Master Fund’s manager might wish to sell, and the security could have the effect of decreasing the overall level of the Master Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Master Fund could realize upon disposition. The Master Fund may make investments that become less liquid in response to market developments or adverse investor perception. The Master Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Master Fund.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which the Master Fund invests. Rather, the market could favor securities to which the Master Fund is not exposed or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Master Fund costs and impair the ability of the Master Fund to achieve its investment objectives.

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing the Master Fund, if it invests in these companies, to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio’s Class ADV shares’ performance

2	ING Fidelity® VIP Contrafund® Portfolio

from year to year, and the table compares the Portfolio’s Class ADV shares’ and Class S shares’ performance to the performance of a broad-based securities market index/indices for the same period. Class ADV shares and Class S shares of the Portfolio would have substantially similar performance because they invest in the same portfolio of securities. However, Class S shares’ performance would be higher than Class ADV shares’ performance because of the higher expenses paid by Class ADV shares. The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio’s past performance is no guarantee of future results.

Calendar Year Total Returns Class ADV
(as of December 31 of each year)

Best quarter: 2nd, 2009, 18.60% and Worst quarter: 4th, 2008, (23.25)%

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs	10 Yrs (or since inception)	Inception Date
Class ADV	%	15.46	(0.06)	5.50	11/15/04
Class S	%	15.82	0.20	5.78	11/15/04
S&P 500® Index[1]	%	16.00	1.66	5.07[2]	—

1	The index returns do not reflect deductions for fees, expenses, or taxes.

2	Reflects index performance since the date closest to the Class’ inception for which data is available.

PORTFOLIO MANAGEMENT

Investment Adviser to the Portfolio
Directed Services LLC
Investment Adviser to the Master Fund	Sub-Adviser to the Master Fund
Fidelity Management & Research Company	FMR Co., Inc.

Portfolio Managers of the Master Fund
Robert Stansky	Peter Saperstone
Portfolio Manager (since 10/07)	Portfolio Manager (since 03/11)
Robert Lee	Tobias Welo
Portfolio Manager (since 10/07)	Portfolio Manager (since 11/11)
Steven Kaye	John Avery
Portfolio Manager (since 10/07)	Portfolio Manager (since 10/07)
Brian Lempel	Douglas Simmons
Portfolio Manager (since 04/13)	Portfolio Manager (since 10/07)
Pierre Sorel	Nathan Strik
Portfolio Manager (since 10/07)	Portfolio Manager (since 01/10)

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

ING Fidelity® VIP Contrafund® Portfolio	3

ING Fidelity® VIP Equity-Income Portfolio

INVESTMENT OBJECTIVE

The Portfolio seeks reasonable income. The Portfolio will also consider the potential for capital appreciation. The Portfolio’s goal is to achieve a yield that exceeds the composite yield on the securities comprising the S&P 500® Index.

FEES AND EXPENSES OF THE PORTFOLIO

The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

Annual Portfolio Operating Expenses1,2
Expenses you pay each year as a % of the value of your investment

Class		ADV	S
Management Fees[3]	%	0.46	0.46
Distribution and/or Shareholder Services (12b-1) Fees	%	0.50	0.25
Administrative Services Fees	%	0.10	0.10
Shareholder Services Fees[4]	%	0.25	0.25
Other Expenses	%	0.20	0.20
Total Annual Portfolio Operating Expenses	%	1.51	1.26
Waivers and Reimbursements[5]	%	(0.16)	(0.16)
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	%	1.35	1.10

1	This table and the Expense Examples below reflect the aggregate expenses of both the Portfolio and the Fidelity® VIP Equity-Income Portfolio (“Master Fund”).

2	Expense ratios have been adjusted to reflect current fees.

3	Based on the management fee of the Master Fund of 0.46%. The adviser does not charge a management fee when the assets of the Portfolio are invested in the Master Fund.

4	Service Class 2 shareholders of the Master Fund, including the Portfolio, pay a shareholder servicing fee of 0.25%.

5	The adviser is contractually obligated to limit expenses to 0.55% and 0.30% of Class ADV and Class S shares, respectively, through May 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, Master Fund Fees and Expenses, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years.

Expense Examples $

The Examples are intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Examples do not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated. The Examples also assume that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
ADV	$137	462	809	1,788
S	$112	384	676	1,509

The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Examples, affect the Portfolio’s performance.

During the most recent fiscal year, the Master Fund’s portfolio turnover rate was 48% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests all of its assets in the Service Class 2 shares of the Master Fund, a series of Variable Insurance Products Fund, a registered open-end investment company. In turn, the Master Fund normally invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities. The Master Fund normally invests primarily in income-producing equity securities, which tend to lead to investments in large cap value stocks. Investments can potentially include other types of equity securities and debt securities, including lower-quality debt securities, commonly referred to as “junk bonds.” The Master Fund’s adviser (“Adviser”) or sub-adviser (“Sub-Adviser”) may invest the Master Fund’s assets in securities of foreign issuers in addition to securities of domestic issuers.

For additional information regarding the principal investment strategies of the Master Fund, please refer to the Master Fund prospectus. The principal investment strategies of the Portfolio can be changed without shareholder approval.

The Portfolio has the same investment objective and limitations as the Master Fund. Investment of the Portfolio’s assets in the Service Class 2 shares of the Master Fund is not a fundamental policy of the Portfolio, and a shareholder vote is not required for the Portfolio to withdraw its investment in the Master Fund.

4	ING Fidelity® VIP Equity-Income Portfolio

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio. The value of your investment in the Portfolio changes with the values of the Master Fund and its investments. Because the Portfolio invests all of its assets in the Master Fund, the Portfolio and its shareholders will bear the fees and expenses of the Portfolio and the Master Fund, with the result that the Portfolio’s expenses may be higher than those of other mutual funds which invest directly in securities. The Portfolio and the Master Fund expect to maintain consistent investment objectives, but if they do not, the Portfolio may withdraw from the Master Fund and receive either cash or securities in exchange for its interest in the Master Fund. The Board of Directors (“Board”) would then consider whether the Portfolio should hire its own sub-adviser, invest in a different master fund, or take other appropriate action. Under the master/feeder structure, the Portfolio may also withdraw its investment in the Master Fund if the Board determines that it is in the best interests of the Portfolio and its shareholders to do so. Any such withdrawal could result in the Portfolio incurring additional costs or expenses and could also result in a distribution in kind of portfolio securities (as opposed to a cash distribution from the Master Fund). The Portfolio could incur brokerage fees or other transaction costs in converting such securities to cash. Any of the following risks, among others, could affect the Portfolio’s or Master Fund’s performance or cause the Portfolio or Master Fund to lose money or to underperform market averages of other similar funds.

Call   During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, a Master Fund would experience a decline in income.

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Credit   Prices of bonds and other debt securities can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether. Lower quality securities (including securities that have fallen below investment-grade and are classified as “junk bonds”) have greater credit risk and liquidity risk than higher quality (investment-grade) securities, and their issuers’ long-term ability to make payments is considered speculative. Prices of lower quality bonds or other debt instruments are also more volatile, are more sensitive to negative news about the economy or the issuer, and have greater liquidity and price volatility risk.

Currency   To the extent that the Master Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Dividend   Companies that issue dividend yielding equity securities are not required to continue to pay dividends on such securities. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future.

Foreign Investments   Investing in foreign (non-U.S.) securities may result in the Master Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

High-Yield Securities   Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Interest Rate   With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase the Portfolio’s exposure to risks associated with rising interest rates.

Liquidity   If a security is illiquid, the Master Fund might be unable to sell the security at a time when the Master Fund’s manager might wish to sell, and the security could have the effect of decreasing the overall level of the Master Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Master Fund could realize upon disposition. The Master Fund may make investments that become less liquid in response to market developments or adverse investor perception. The Master Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Master Fund.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain

ING Fidelity® VIP Equity-Income Portfolio	5

out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the value-oriented securities in which the Master Fund invests. Rather, the market could favor growth-oriented securities or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Master Fund costs and impair the ability of the Master Fund to achieve its investment objectives.

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing the Master Fund, if it invests in these companies, to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio’s Class ADV shares’ performance from year to year, and the table compares the Portfolio’s Class ADV shares’ and Class S shares’ performance to the performance of a broad-based securities market index/indices for the same period. Class ADV shares and Class S shares of the Portfolio would have substantially similar performance because they invest in the same portfolio of securities. However, Class S shares’ performance would be higher than Class ADV shares’ performance because of the higher expenses paid by Class ADV shares. The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio’s past performance is no guarantee of future results.

Calendar Year Total Returns Class ADV
(as of December 31 of each year)

Best quarter: 2nd, 2009, 20.42% and Worst quarter: 4th, 2008, (24.46)%

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs	10 Yrs (or since inception)	Inception Date
Class ADV	%	16.47	(0.42)	2.95	11/15/04
Class S	%	16.68	(0.19)	3.24	11/15/04
Russell 3000® Value Index[1]	%	17.55	0.83	4.81[2]	—

1	The index returns do not reflect deductions for fees, expenses, or taxes.

2	Reflects index performance since the date closest to the Class’ inception for which data is available.

PORTFOLIO MANAGEMENT

Investment Adviser to the Portfolio
Directed Services LLC
Investment Adviser to the Master Fund	Sub-Adviser to the Master Fund
Fidelity Management & Research Company	FMR Co., Inc.

Portfolio Managers of the Master Fund
James Morrow	Adam Kramer
Portfolio Manager (since 04/11)	Portfolio Manager (since 04/11)

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not

6	ING Fidelity® VIP Equity-Income Portfolio

cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

ING Fidelity® VIP Equity-Income Portfolio	7

ING Fidelity® VIP Mid Cap Portfolio

INVESTMENT OBJECTIVE

The Portfolio seeks long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO

The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

Annual Portfolio Operating Expenses1,2
Expenses you pay each year as a % of the value of your investment

Class		ADV	S
Management Fees[3]	%	0.56	0.56
Distribution and/or Shareholder Services (12b-1) Fees	%	0.50	0.25
Administrative Services Fees	%	0.10	0.10
Shareholder Services Fees[4]	%	0.25	0.25
Other Expenses	%	0.19	0.19
Total Annual Portfolio Operating Expenses	%	1.60	1.35
Waivers and Reimbursements[5]	%	(0.15)	(0.15)
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	%	1.45	1.20

1	This table and the Expense Examples below reflect the aggregate expenses of both the Portfolio and the Fidelity® VIP Mid Cap Portfolio (“Master Fund”).

2	Expense ratios have been adjusted to reflect current fees.

3	Based on the management fee of the Master Fund of 0.56%. The adviser does not charge a management fee when the assets of the Portfolio are invested in the Master Fund.

4	Service Class 2 shareholders of the Master Fund, including the Portfolio, pay a shareholder servicing fee of 0.25%.

5	The adviser is contractually obligated to limit expenses to 0.55% and 0.30% of Class ADV and Class S shares, respectively, through May 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, Master Fund Fees and Expenses, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years.

Expense Examples $

The Examples are intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Examples do not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated. The Examples also assume that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
ADV	$148	490	857	1,888
S	$122	413	725	1,611

The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Examples, affect the Portfolio’s performance.

During the most recent fiscal year, the Master Fund’s portfolio turnover rate was 187% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests all of its assets in the Service Class 2 shares of the Master Fund, a series of Variable Insurance Products III, a registered open-end investment company. In turn, the Master Fund normally invests primarily in a portfolio of common stocks. The Master Fund normally invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of companies with medium market capitalizations (which, for the purposes of the Master Fund are defined as those companies with market capitalizations similar to companies in the Russell Midcap® Index or the Standard and Poor’s MidCap 400 Index). As of December 31, 2012 the smallest company in the Russell Midcap® Index had a market capitalization of $319.4 million and the largest had a market capitalization of $21.5 billion. As of December 31, 2012 the smallest company in the Standard and Poor’s MidCap 400 Index had a market capitalization of $498.4 million and the largest had a market capitalization of $16.3 billion. Investments can potentially include companies with smaller or larger market capitalizations. The Master Fund’s Adviser or Sub-Adviser may invest the Master Fund’s assets in securities of foreign issuers in addition to securities of domestic issuers. Additionally, the Master Fund’s Adviser or Sub-Adviser may invest in growth stocks or value stocks or both.

For additional information regarding the principal investment strategies of the Portfolio, please refer to the Master Fund prospectus. The principal investment strategies of the Portfolio can be changed without shareholder approval.

8	ING Fidelity® VIP Mid Cap Portfolio

The Portfolio has the same investment objective and limitations as the Master Fund. Investment of the Portfolio’s assets in the Service Class 2 shares of the Master Fund is not a fundamental policy of the Portfolio and a shareholder vote is not required for the Portfolio to withdraw its investment in the Master Fund.

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio. The value of your investment in the Portfolio changes with the values of the Master Fund and its investments. Because the Portfolio invests all of its assets in the Master Fund, the Portfolio and its shareholders will bear the fees and expenses of the Portfolio and the Master Fund, with the result that the Portfolio’s expenses may be higher than those of other mutual funds which invest directly in securities. The Portfolio and the Master Fund expect to maintain consistent investment objectives, but if they do not, the Portfolio may withdraw from the Master Fund and receive either cash or securities in exchange for its interest in the Master Fund. The Board of Directors (“Board”) would then consider whether the Portfolio should hire its own sub-adviser, invest in a different master fund, or take other appropriate action. Under the master/feeder structure, the Portfolio may also withdraw its investment in the Master Fund if the Board determines that it is in the best interests of the Portfolio and its shareholders to do so. Any such withdrawal could result in the Portfolio incurring additional costs or expenses and could also result in a distribution in kind of portfolio securities (as opposed to a cash distribution from the Master Fund). The Portfolio could incur brokerage fees or other transaction costs in converting such securities to cash. Any of the following risks, among others, could affect the Portfolio’s or Master Fund’s performance or cause the Portfolio or Master Fund to lose money or to underperform market averages of other similar funds.

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Currency   To the extent that the Master Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Foreign Investments   Investing in foreign (non-U.S.) securities may result in the Master Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

Liquidity   If a security is illiquid, the Master Fund might be unable to sell the security at a time when the Master Fund’s manager might wish to sell, and the security could have the effect of decreasing the overall level of the Master Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Master Fund could realize upon disposition. The Master Fund may make investments that become less liquid in response to market developments or adverse investor perception. The Master Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Master Fund.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which the Master Fund invests. Rather, the market could favor securities to which the Master Fund is not exposed or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Master Fund costs and impair the ability of the Master Fund to achieve its investment objectives.

Mid-Capitalization Company   Investments in mid-capitalization companies may involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio’s Class ADV shares’ performance from year to year, and the table compares the Portfolio’s Class ADV shares’ and Class S shares’ performance to the performance of a broad-based securities market index/indices for the same period. Class ADV shares and Class S shares of the Portfolio would have substantially similar performance because they invest in the same portfolio of securities. However, Class S shares’ performance would be higher than Class ADV shares’ performance

ING Fidelity® VIP Mid Cap Portfolio	9

because of the higher expenses paid by Class ADV shares. The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio’s past performance is no guarantee of future results.

Calendar Year Total Returns Class ADV
(as of December 31 of each year)

Best quarter: 2nd, 2009, 19.08% and Worst quarter: 4th, 2008, (23.79)%

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs	10 Yrs (or since inception)	Inception Date
Class ADV	%	13.94	1.53	6.85	11/15/04
Class S	%	14.22	1.77	7.12	11/15/04
S&P MidCap 400 Index[1]	%	17.88	5.15	8.19[2]	—

1	The index returns do not reflect deductions for fees, expenses, or taxes.

2	Reflects index performance since the date closest to the Class’ inception for which data is available.

PORTFOLIO MANAGEMENT

Investment Adviser to the Portfolio
Directed Services LLC
Investment Adviser to the Master Fund	Sub-Adviser to the Master Fund
Fidelity Management & Research Company	FMR Co., Inc.
Portfolio Manager of the Master Fund
Tom Allen
Portfolio Manager (since 06/01)

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

10	ING Fidelity® VIP Mid Cap Portfolio

KEY PORTFOLIO INFORMATION

This Prospectus contains information about the Portfolios and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.

The Portfolios’ Statement of Additional Information (“SAI”) is incorporated by reference into (legally made a part of) this Prospectus. It identifies investment restrictions, more detailed risk descriptions, a description of how the bond rating system works, and other information that may be helpful to you in your decision to invest. You may obtain a copy, without charge, from the Portfolios. In addition, the statement of additional information for the Master Funds discusses the types of securities in which the Master Funds invest. You may obtain a copy of the Master Funds’ prospectus or statement of additional information by contacting the Master Fund or by downloading it from the SEC’s website at www.sec.gov.

Each of the Portfolios is a series of ING Partners, Inc. (“Company”), a Maryland corporation. Each Portfolio is managed by Directed Services LLC (“DSL” or “Adviser”).

The Portfolios’ shares are classified into three classes of shares, Adviser Class (“Class ADV”), Service Class (“Class S”), and Service 2 Class (“Class S2”). The classes of shares of each Portfolio are identical except for different expenses, certain related rights, and certain shareholder services. All share classes of each Portfolio have a common investment objective and investment portfolio. Only Class ADV and Class S shares are offered in this Prospectus. Class ADV and Class S shares are not subject to any sales loads.

Fundamental Policies

Fundamental investment policies contained in the SAI may not be changed without shareholder approval. The Board and/or the Adviser may change any other policies and investment strategies.

Non-Fundamental Investment Policies

Certain Portfolios have adopted non-fundamental investment policies to invest the Portfolio’s assets in securities that are consistent with the Portfolio’s name. For more information about these policies, please consult the SAI.

Portfolio Diversification

Each Portfolio is diversified, as such term is defined in the Investment Company Act of 1940 (“1940 Act”). A diversified fund may not, as to 75% of its total assets, invest more than 5% of its total assets in any one issuer and may not purchase more than 10% of the outstanding voting securities of any one issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or other investment companies). A non-diversified fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer.

Investor Diversification

Although the Portfolios are designed to serve as a component of a diversified investment portfolio of securities, no single mutual fund can provide an appropriate investment program for all investors. You should evaluate each Portfolio in the context of your personal financial situation, investment objectives, and other investments.

Temporary Defensive Strategies

When the Adviser or sub-adviser (if applicable) to a Portfolio or Master Fund anticipates unusual market or other conditions, the Portfolio or Master Fund may temporarily depart from its principal investment strategies as a defensive measure. In such circumstances, that Portfolio or Master Fund may invest in securities believed to present less risk, such as cash, cash equivalents, money market fund shares and other money market instruments, debt securities that are high quality or higher quality than normal, more liquid securities, or others. While a Portfolio or Master Fund invests defensively, it may not achieve its investment objective. A Portfolio’s or Master Fund’s defensive investment position may not be effective in protecting its value. It is impossible to predict accurately how long such alternative strategies may be utilized. The types of defensive positions in which a Portfolio may engage are identified and discussed in the SAI.

Percentage and Rating Limitations

The percentage and rating limitations on Portfolio investments listed in this Prospectus apply at the time of investment.

Investment Not Guaranteed

Please note your investment is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

11

KEY PORTFOLIO INFORMATION  (continued)

Shareholder Reports

Each Portfolio’s fiscal year ends December 31. Each Portfolio will send financial statements to its shareholders at least semi-annually. An annual shareholder report containing financial statements audited by an independent registered public accounting firm will be sent to shareholders every year.

12

MORE INFORMATION ABOUT THE PORTFOLIOS

Additional Information About the Investment Objectives

Each Portfolio’s investment objective is non-fundamental and may be changed by a vote of the Portfolio’s Board, without shareholder approval. A Portfolio will provide 60 days’ prior written notice of any change in a non-fundamental investment objective. There is no guarantee the Portfolios will achieve their respective investment objectives.

Additional Information About Principal Investment Strategies

For a complete description of each Portfolio’s principal investment strategies, please see the Portfolio’s summary prospectus or the summary section of this Prospectus.

Master/Feeder Mutual Fund Structure

Each Portfolio described in this Prospectus operates as a “feeder fund” which means it invests all of its assets in a separate mutual fund: Fidelity® VIP Contrafund® Portfolio, Fidelity® VIP Equity-Income Portfolio, and Fidelity® VIP Mid Cap Portfolio (each a “Master Fund” and collectively, the “Master Funds”). Fidelity® VIP Equity-Income Portfolio is a series of the Variable Insurance Products Fund, Fidelity® VIP Contrafund® Portfolio is a series of the Variable Insurance Products Fund II and Fidelity® VIP Mid Cap Portfolio is a series of the Variable Insurance Products III. Each Portfolio has the same investment objective and limitations as the Master Fund in which it invests. The differences in objectives and policies among the Master Funds can be expected to affect the return of each Portfolio and the degree of market risk and financial risk to which each Portfolio is subject. The Portfolios do not buy investment securities directly. The Master Funds, on the other hand, invest directly in portfolio securities. Each Master Fund may accept investments from multiple feeder funds, which bear the Master Fund’s expenses in proportion to their assets. Each Master Fund may also accept investments directly from separate accounts in connection with Variable Contracts or Qualified Plans.

Each Portfolio and its corresponding Master Fund expect to maintain consistent investment objectives, but if they do not, a Portfolio may withdraw from the Master Fund and receive either cash or securities in exchange for its interest in the Master Fund. The Board would then consider whether a Portfolio should hire its own sub-adviser, invest in a different master fund, or take other appropriate action. Under the master/feeder structure, each Portfolio may also withdraw its investment in the corresponding Master Fund if the Board determines that it is in the best interests of the Portfolio and its shareholders to do so.

Any such withdrawal could result in a Portfolio incurring additional costs or expenses and could also result in a distribution in kind of portfolio securities (as opposed to a cash distribution from such Master Fund). A Portfolio could incur brokerage fees or other transaction costs in converting such securities to cash. In addition, a distribution in kind could result in a less diversified portfolio of investments or adversely affect the liquidity of a Portfolio. Upon any such withdrawal, the Board would consider what action might be taken, including investing of all the assets of the Portfolio in another pooled investment entity, asking the Adviser to manage the Portfolio either directly or with a sub-adviser under the investment advisory agreement between the Company and the Adviser, or taking other appropriate action.

Investment of each Portfolio’s assets in its corresponding Master Fund is not a fundamental policy of any Portfolio, and a shareholder vote is not required for any Portfolio to withdraw its investment from its corresponding Master Fund.

Because each Portfolio invests all of its assets in a Master Fund, the Portfolio and its shareholders will bear the fees and expenses of the Portfolio and the Master Fund in which it invests, with the result that the Portfolio’s expenses may be higher than those of other mutual funds which invest directly in securities. This structure is different from that of most of the other ING funds and many other investment companies, which directly acquire and manage their own portfolio of securities. Each Master Fund may have other shareholders, each of whom will pay their proportionate share of the Master Fund’s expenses. However, other investors in a Master Fund may bear different expenses and sales charges than the Portfolio which would result in differences in returns received by those investors. The Master Funds are not established as partnerships, and therefore do not allocate income and expenses, but pay distributions to its corresponding Portfolio.

Information about the Master Funds and Fidelity Variable Insurance Products and Fidelity Management & Research Company (“FMR”) is provided with their permission and based on information provided by FMR or derived from the Master Fund’s prospectus. FMR is the investment adviser to each Master Fund. The prospectus for each Master Fund is delivered together with this Prospectus.

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MORE INFORMATION ABOUT THE PORTFOLIOS  (continued)

Additional Information About the Risks

All mutual funds involve risk - some more than others - and there is always the chance that you could lose money or not earn as much as you hope. A Portfolio’s risk profile is largely a factor of the principal securities in which its Master Fund invests and investment techniques that its Master Fund uses. Below is a discussion of the risks associated with certain of the types of securities in which the Master Funds may invest and certain of the investment practices that the Master Funds may use. For more information about these and other types of securities and investment techniques that may be used by the Portfolios, see the SAI.

Many of the investment techniques and strategies discussed in this Prospectus and in the SAI are discretionary which means that the Master Funds’ adviser or sub-adviser can decide whether to use them. The Master Funds may invest in these securities or use these techniques as part of the Master Funds’ principal investment strategies. However, the Master Funds’ adviser or sub-adviser may also use these investment techniques or make investments in securities that are not a part of the Master Funds’ principal investment strategies.

The discussions below expand on the risks included in a Portfolio’s summary section of the Prospectus. Please see the SAI for a further discussion of the principal and other investment strategies employed by each Master Fund.

Call.  During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, a Master Fund would experience a decline in income.

Company.  The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Credit.  Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Currency.  To the extent that a Master Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad. As a result, a Master Fund’s investments in foreign currency or foreign currency-denominated securities may reduce the value of the Master Fund’s assets.

Dividend.  Companies that issue dividend yielding equity securities are not required to continue to pay dividends on such securities. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future.

Foreign Investments.  To the extent a Master Fund invests in securities of issuers in markets outside the United States, its share price may be more volatile than if it invested in securities of issuers in the U.S. market due to, among other things, the following factors: comparatively unstable political, social and economic conditions and limited or ineffectual judicial systems; comparatively small market sizes, making securities less liquid and securities prices more sensitive to the movements of large investors and more vulnerable to manipulation; governmental policies or actions, such as high taxes, restrictions on currency movements, replacement of currency, potential for default on sovereign debt, trade or diplomatic disputes, creation of monopolies, and seizure of private property through confiscatory taxation and expropriation or nationalization of company assets; incomplete, outdated, or unreliable information about securities issuers due to less stringent market regulation and accounting standards; comparatively undeveloped markets and weak banking and financial systems; market inefficiencies, such as higher transaction costs, and administrative difficulties, such as delays in processing transactions; and fluctuations in foreign currency exchange rates, which could reduce gains or widen losses. In addition, foreign taxes could reduce the income available to distribute to shareholders, and special U.S. tax considerations could apply to foreign investments. Depositary receipts are subject to risks of foreign investments and might not always track the price of the underlying foreign security. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

14

MORE INFORMATION ABOUT THE PORTFOLIOS  (continued)

High-Yield Securities.  Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments. Investments in high-yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt instruments, but they also typically entail greater potential price volatility and principal and income risk. The prices of high-yield securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. High-yield securities structured as zero-coupon or pay-in-kind securities tend to be more volatile. The secondary market in which high-yield securities are traded is generally less liquid than the market for higher grade bonds. At times of less liquidity, it may be more difficult to value high-yield securities.

Interest Rate.  With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase a portfolio’s exposure to risks associated with rising interest rates.

Liquidity.  If a security is illiquid, a Master Fund might be unable to sell the security at a time when the Master Fund’s manager might wish to sell, and the security could have the effect of decreasing the overall level of the Master Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount a Master Fund could realize upon disposition. A Master Fund may make investments that become less liquid in response to market developments or adverse investor perception. A Master Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Master Fund.

Market.  Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which the Master Fund invests. Rather, the market could favor securities to which the Master Fund is not exposed or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Master Fund costs and impair the ability of the Master Fund to achieve its investment objectives.

Market Capitalization.  Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing a Master Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Mid-Capitalization Company.  Investments in mid-capitalization companies may involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

Additional Risks

The discussion below also includes risks that are not considered to be principal risks of a Portfolio, but are considered to be relevant to each Portfolio.

15

MORE INFORMATION ABOUT THE PORTFOLIOS  (continued)

Counterparty.  The entity with which a Master Fund conducts portfolio-related business (such as trading or securities lending), or that underwrites, distributes or guarantees investments or agreements that the Master Fund owns or is otherwise exposed to, may refuse or may become unable to honor its obligations under the terms of a transaction or agreement. As a result, that Master Fund may sustain losses and be less likely to achieve its investment objective. These risks may be greater when engaging in over-the-counter transactions.

Duration.  One measure of risk for fixed-income securities is duration. Duration measures the sensitivity of a bond’s price to interest rate movements and is one of the tools used by a portfolio manager in selection of fixed-income securities. Historically, the maturity of a bond was also used as a proxy for the sensitivity of a bond’s price to changes in interest rates, otherwise known as a bond’s interest rate risk or volatility. According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of average life of a bond on a present value basis which was developed to incorporate a bond’s yield, coupons, final maturity and call features into one measure. As a point of reference, the duration of a noncallable 7% coupon bond with a remaining maturity of 5 years is approximately 4.5 years and the duration of a noncallable 7% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation. For example, the price of a bond with an average duration of 4.5 years would be expected to fall approximately 4.5% if interest rates rose by one percentage point. Conversely, the price of a bond with an average duration of 4.5 years would be expected to rise approximately 4.5% if interest rates drop by one percentage point.

Increase in Expenses.  Your actual cost of investing in a portfolio may be higher or lower than the expenses shown in the portfolio’s “Annual Portfolio Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if a portfolio’s Acquired Fund Fees and Expenses increase as a result of the decrease in the Master Fund’s assets. The Master Fund’s assets may decrease and Master Fund expense ratios increase for many reasons, including volatility in the Master Fund’s net asset value caused by volatility in the secondary markets for assets in which the Master Fund invests.

Manager.  A Master Fund is subject to manager risk because it is an actively managed investment portfolio. The Master Fund’s adviser, the sub-adviser, or each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for a Master Fund, but there can be no guarantee that these will produce the desired results. Many managers of equity funds employ styles that are characterized as “value” or “growth.” However, these terms can have different application by different managers. One manager’s value approach may be different from another, and one manager’s growth approach may be different from another. For example, some value managers employ a style in which they seek to identify companies that they believe are valued at a more substantial or “deeper discount” to a company’s net worth than other value managers. Therefore, some funds that are characterized as growth or value can have greater volatility than other funds managed by other managers in a growth or value style.

16

PORTFOLIO HOLDINGS INFORMATION

Portfolio Holdings Information

A description of each Portfolio’s policies and procedures regarding the release of portfolio holdings information is available in the Portfolios’ SAI. Portfolio holdings information can be reviewed online at www.INGInvestment.com.

17

MANAGEMENT OF THE PORTFOLIOS

The Investment Adviser

DSL, a Delaware limited liability company, serves as the investment adviser to each of the Portfolios. DSL has overall responsibility for the management of the Portfolios. DSL provides or oversees all investment advisory and portfolio management services for the Portfolios and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. DSL is registered with the SEC as an investment adviser and with Financial Industry Regulatory Authority (“FINRA”) as a broker-dealer.

The Adviser is an indirect, wholly-owned subsidiary of ING U.S., Inc. (“ING U.S.”). ING U.S. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries. As of the date of this Prospectus, ING U.S. is a wholly-owned subsidiary of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin, with operations in more than 40 countries.

In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including ING U.S., before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep must divest at least 25% of ING U.S. by the end of 2013, more than 50% by the end of 2014, and the remaining interest by the end of 2016 (such divestment, the “Separation Plan”).

On November 9, 2012, ING U.S. filed a Registration Statement on Form S-1 (the “Form S-1”) with the U.S. Securities and Exchange Commission (“SEC”) to register an initial public offering of ING U.S. common stock (the “IPO”). Following an IPO, ING Groep would likely continue to own a majority of the common stock of ING U.S. Subsequent to an IPO, ING Groep would likely sell its controlling ownership interest in ING U.S. over time. While the base case for the Separation Plan is the IPO, all options remain open and it is possible that ING Groep’s divestment of ING U.S. may take place by means of a sale to a single buyer or group of buyers. Notwithstanding the filing of the Form S-1, there can be no assurance that the IPO will occur.

It is anticipated that one or more of the transactions contemplated by the Separation Plan would result in the automatic termination of the existing advisory and sub-advisory agreements under which the Adviser and sub-adviser(s) provide services to each Portfolio. In order to ensure that the existing investment advisory and sub-advisory services can continue uninterrupted, the Board approved new advisory and sub-advisory agreements for the Portfolios, as applicable, in connection with the IPO. In addition, shareholders of each Portfolio approved the new investment advisory and sub-advisory agreements prompted by the IPO, as well as any future advisory and sub-advisory agreements prompted by the Separation Plan that are approved by the Board and whose terms are not be materially different from the current agreements. This means that shareholders may not have another opportunity to vote on a new agreement with the Adviser or an affiliated sub-adviser even if they undergo a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of ING U.S.

The Separation Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of ING U.S. and its subsidiaries, including the Adviser and affiliated entities that provide services to the Portfolios, and may cause, among other things, interruption of business operations or services, diversion of management’s attention from day-to-day operations, reduced access to capital, and loss of key employees or customers. The completion of the Separation Plan is expected to result in the Adviser’s loss of access to the resources of ING Groep, which could adversely affect its business. It is anticipated that ING U.S., as a stand-alone entity, may be a publicly held U.S. company subject to the reporting requirements of the Securities Exchange Act of 1934 as well as other U.S. government and state regulations, and subject to the risk of changing regulation.

During the time that ING Groep retains a majority interest in ING U.S., circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep by European and other authorities, may also affect ING U.S. A failure to complete the Separation Plan could create uncertainty about the nature of the relationship between ING U.S. and ING Groep, and could adversely affect ING U.S. and the Adviser and its affiliates. Currently, the Adviser and its affiliates do not anticipate that the Separation Plan will have a material adverse impact on their operations or the Portfolios and their operations.

DSL’s principal office is located at 1475 Dunwoody Drive, West Chester, PA 19380. As of December 31, 2012, DSL managed approximately $42.1 billion in registered investment company assets.

18

MANAGEMENT OF THE PORTFOLIOS  (continued)

The Adviser, subject to the supervision of the Board, oversees the Portfolios’ day-to-day operations and manages the investment activities of each Portfolio. In the event the Board determines it is in the best interests of a Portfolio and its shareholders to withdraw a Portfolio’s assets from the corresponding Master Fund, the Adviser may assume direct management of the Portfolio or may oversee a sub-adviser to manage the Portfolio’s assets. The Adviser is not entitled to compensation from a Portfolio while the Portfolio is functioning as a feeder fund. However, if a Portfolio ceases to function as a feeder fund, pursuant to its investment management agreement with the Company, the Adviser may charge an annual advisory fee based on a percentage of the Portfolio’s average daily net assets as reflected in the “Adviser to the Portfolios” section of the SAI.

For information regarding the basis for the Board’s approval of the investment advisory and investment sub-advisory relationships (if applicable), please refer to the Portfolios’ annual shareholder report dated December 31, 2012.

Manager-of-Managers Structure

The Adviser may engage one or more sub-advisers to provide the day-to-day management of each Portfolio’s portfolio. A sub-adviser may be an affiliate of DSL or may be independent.

The Adviser may act as a “manager-of-managers” for the Portfolios and may engage one or more sub-advisers to provide day to day management of the Portfolios. The Adviser may delegate to a sub-adviser the responsibility for investment management, subject to the Adviser’s oversight. The Adviser would be responsible for monitoring the investment program and performance of any sub-adviser of the Portfolios.

From time to time, the Adviser may also recommend the appointment of additional sub-advisers or replacement of non-affiliated sub-advisers to the Portfolios’ Board. It is not expected that DSL would normally recommend replacement of an affiliated sub-adviser as part of its oversight responsibilities. The Portfolios and the Adviser have received exemptive relief from the SEC to permit the Adviser, with the approval of Portfolios’ Board, to appoint an additional non-affiliated sub-adviser or to replace an existing sub-adviser with a non-affiliated sub-adviser, as well as change the terms of a contract with a non-affiliated sub-adviser, without submitting the contract to a vote of Portfolios’ shareholders. The Portfolios will notify shareholders of any change in the identity of a sub-adviser of the Portfolios, the addition of a sub-adviser to the Portfolios, or any change in the terms of a contract with a non-affiliated sub-adviser. In this event, the names of the Portfolios and their investment strategies may also change.

The Adviser has not appointed, and does not intend to appoint, a sub-adviser for these Portfolios.

Adviser to each Master Fund

FMR serves as manager to each Master Fund and to other mutual funds, including the Fidelity® Variable Insurance Products family of funds. FMR’s principal office is located at 245 Summer Street, Boston, MA 02210. As of December 31, 2012, FMR managed approximately $1 billion in discretionary assets under management.

The Portfolios and Master Funds

Each Portfolio’s Master Fund is as follows:

Feeder Fund	Master Fund
ING Fidelity® VIP Contrafund® Portfolio	Fidelity® VIP Contrafund® Portfolio
ING Fidelity® VIP Equity-Income Portfolio	Fidelity® VIP Equity-Income Portfolio
ING Fidelity® VIP Mid Cap Portfolio	Fidelity® VIP Mid Cap Portfolio

The total management fee paid by each Master Fund for the most recent fiscal year, as a percentage of average net assets is as follows:

Management Fees
Fidelity® VIP Contrafund® Portfolio	0.56%
Fidelity® VIP Equity-Income Portfolio	0.46%
Fidelity® VIP Mid Cap Portfolio	0.56%

As the manager for each Master Fund, FMR has overall responsibility for directing each Master Fund’s investments and handling each Master Fund’s business affairs.

19

MANAGEMENT OF THE PORTFOLIOS  (continued)

Sub-Adviser to each Master Fund

The following affiliates of FMR serve as sub-adviser for each Master Fund:

  FMR Co., Inc. (“FMRC”), at 245 Summer Street, Boston, MA 02210, has day-to-day responsibility for choosing investments for each Master Fund. As of December 31, 2012, FMRC had approximately $684.7 billion in discretionary assets under management.
  Fidelity Management & Research (U.K.) Inc. (“FMR U.K.”), at 10 Paternoster Square, 4th Floor, London, EC4M 7LS, United Kingdom, has day-to-day responsibility for choosing certain types of investments for each Master Fund. FMR U.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for each Master Fund.
  Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), at Floor 19, 41 Connaught Road Central, Hong Kong, has day-to-day responsibility for choosing certain types of investments for each Master Fund. FMR H.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for each Master Fund.
  Fidelity Management & Research (Japan) Inc. (FMR Japan), at Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo, Japan. FMR Japan was organized in 2008 to provide investment research and advice on issuers based outside the United States. Currently, FMR Japan has day-to-day responsibility for choosing certain types of investments for each Master Fund. FMR Japan may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for each Master Fund.

FMR pays FMRC, FMR U.K., FMR H.K., and FMR Japan for providing sub-advisory services.

Fidelity® VIP Contrafund® Portfolio is managed by FMR’s Stock Selector Large Cap Group. The following individuals are jointly responsible for the day-to-day management of Fidelity® VIP Contrafund® Portfolio.

Robert Stansky is the head of FMR’s stock selector large cap group. Since joining Fidelity Investments in 1983, Mr. Stansky has worked as a research analyst and portfolio manager.

Robert Lee is a member of FMR’s stock selector large cap group (consumer staples sector). Since joining Fidelity Investments in 2001, Mr. Lee has worked as a research analyst and portfolio manager.

Steven Kaye is a member of FMR’s stock selector large cap group (health care sector). Since joining Fidelity Investments in 1985, Mr. Kaye has worked as a research analyst, portfolio manager, and assistant director of equity research.

John Avery is a member of FMR’s stock selector large cap group (industrials sector). Since joining Fidelity Investments in 1995, Mr. Avery has worked as a research analyst and portfolio manager.

Brian Lempel is a member of FMR’s stock selector large cap group (information technology sector). Since joining Fidelity Investments in 2004, Mr. Lempel has worked as a research analyst and portfolio manager.

Douglas Simmons is a member of FMR’s stock selector large cap group (telecommunications and utilities sectors). Since joining Fidelity Investments in 2003, Mr. Simmons has worked as a portfolio manager.

Pierre Sorel is a member of FMR’s stock selector large cap group (financial sector). Since joining Fidelity in 1998, Mr. Sorel has worked as an equity research analyst and portfolio manager managing funds for investors outside the United States.

Peter Saperstone is a member of FMR’s stock selector large cap group (consumer discretionary sector). Since joining Fidelity in 1995, Mr. Saperstone has worked as a research analyst and portfolio manager.

Nathan Strik is a member of FMR’s stock selector large cap group (energy sector). Since joining Fidelity Investments in 2002, Mr. Strik has worked as a research analyst and portfolio manager.

Tobias Welo is a member of FMR’s stock selector large cap group (materials sector). Since joining Fidelity Investments in 2005, Mr. Welo has worked as a research analyst and portfolio manager.

The following individuals are jointly responsible for the day-to-day management of Fidelity® VIP Equity-Income Portfolio.

James Morrow is lead portfolio manager of Fidelity® VIP Equity-Income Portfolio. Since joining Fidelity Investments in 1999, Mr. Morrow has worked as a research analyst and portfolio manager.

20

MANAGEMENT OF THE PORTFOLIOS  (continued)

Adam Kramer is co-manager of Fidelity® VIP Equity-Income Portfolio. Since joining Fidelity Investments in 2000, Mr. Kramer has worked as a research analyst, a portfolio assistant, and a portfolio manager.

The following individual is responsible for the day-to-day management of Fidelity® VIP Mid Cap Portfolio.

Tom Allen is portfolio manager of Fidelity® VIP Mid Cap Portfolio. Since joining Fidelity Investments in 1995, Mr. Allen has worked as a research analyst and manager.

Additional Information Regarding the Portfolio Managers

The Master Funds’ SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of securities in the Master Funds.

Performance of the Master Funds

The table below presents total annualized returns of the Service Class 2 shares of each Master Fund for the periods shown. The information does not present the actual performance of the Portfolios. Rather, the table presents the historical performance of the Master Funds. Performance does not reflect the expenses of the Portfolios, any Qualified Plan, or any Variable Contract and performance would be lower if it did.

Average Annual Total Returns (as of December 31,2012)
Master Fund	1 Year	5 Years	10 Years
Fidelity® VIP Contrafund® Portfolio	16.14%	0.49%	8.72%
Fidelity® VIP Equity-Income Portfolio	17.05%	0.11%	6.43%
Fidelity® VIP Mid Cap Portfolio	14.56%	2.08%	11.32%

The Administrator

ING Funds Services, LLC (“Administrator”) serves as administrator to each Portfolio and receives an annual administrative services fee equal to 0.10% of each Portfolio’s average daily net assets.

The administrative services provided to each Portfolio includes acting as a liaison among the various service providers to the Portfolio, including the custodian, portfolio accounting agent, and the insurance companies to which a Portfolio offers its shares. The Administrator also reviews the Portfolios for compliance with applicable legal requirements and with the investment policies and restrictions of the Portfolios.

The Distributor

ING Investments Distributor, LLC (“Distributor”) is the principal underwriter and distributor of each Portfolio. It is a Delaware limited liability company with its principal offices at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258.

The Distributor is a member of the Financial Industry Regulatory Authority (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org or the Public Disclosure Hotline at 800-289-9999.

21

HOW SHARES ARE PRICED

The net asset value (“NAV”) per share for each class of each Portfolio is determined each business day as of the close of regular trading (“Market Close”) on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The Portfolios are open for business every day the NYSE is open. The NYSE is closed on all weekends and on all national holidays and Good Friday. Portfolio shares will not be priced on those days. The NAV per share of each class of each Portfolio is computed by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. The NAV of each Portfolio is determined based upon the NAV of the respective Master Fund.

Securities of each Master Fund are valued at their NAV. For more information regarding the determination of NAV of each Master Fund, including the circumstances under which the Master Funds will use fair value pricing and the effects of using fair value pricing, see the Master Funds’ Prospectus and SAI.

When your Variable Contract or Qualified Plan is buying shares of a Portfolio, it will pay the NAV that is next calculated after the order from the Variable Contract Holder or Qualified Plan Participant is received in proper form. When the Variable Contract Holder or Qualified Plan Participant is selling shares, it will normally receive the NAV that is next calculated after the order form is received from the Variable Contract Holder or Qualified Plan participant in proper form. Investments will be processed at the NAV next calculated after an order is received and accepted by a Portfolio or its designated agent. In order to receive that day’s price, your order must be received by Market Close.

22

HOW TO BUY AND SELL SHARES

Each Portfolio’s shares may be offered to insurance company separate accounts serving as investment options under Variable Contracts, Qualified Plans outside the separate account context, custodial accounts, certain investment advisers and their affiliates in connection with the creation or management of the Portfolios, other investment companies and other investors as permitted by the diversification and other requirements of section 817(h) of the Internal Revenue Code of 1986, as amended (the “Code”) and the underlying U.S. Treasury Regulations. Certain Portfolios may not be available as investment options in your Variable Contract, through your Qualified Plan or other investment company. Please refer to the prospectus for the appropriate insurance company separate account, investment company or your plan documents for information on how to direct investments in, or redemptions from, an investment option corresponding to one of the Portfolios and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolios’ behalf.

The Portfolios currently do not foresee any disadvantages to investors if a Portfolio serves as an investment option for Variable Contracts and it offers its shares directly to Qualified Plans and other permitted investors. However, it is possible that the interest of owners of Variable Contracts, Qualified Plans and other permitted investors, for which a Portfolio serves as an investment option, might at some time be in conflict because of differences in tax treatment or other considerations. The Board directed the Adviser to monitor events to identify any material conflicts between Variable Contract owners, Qualified Plans and other permitted investors and would have to determine what action, if any, should be taken in the event of such conflict. If such a conflict occurred, an insurance company participating in the Portfolio might be required to redeem the investment of one or more of its separate accounts from the Portfolio or a Qualified Plan, investment company or other permitted investor might be required to redeem its investment, which might force the Portfolio to sell securities at disadvantageous prices. The Portfolios may discontinue sales to a Qualified Plan and require plan participants with existing investments in the Portfolio to redeem those investments if the Qualified Plan loses (or in the opinion of the Adviser, is at risk of losing) its Qualified Plan status.

The Portfolios reserve the right to suspend the offering of shares or to reject any specific purchase order. The Portfolios may suspend redemptions or postpone payments when the NYSE is closed or when trading is restricted for any reason or under emergency circumstances as determined by the SEC.

Distribution Plan and Shareholder Service Plan

Each Portfolio has a Plan of Distribution pursuant to Rule 12b-1 (“Distribution Plan”) in accordance with Rule 12b-1 under the 1940 Act for the Class ADV shares. Under the Distribution Plan, each Portfolio makes payment at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to its Class ADV shares. These payments are made to the Distributor on an ongoing basis as compensation for services the Distributor provides and expenses it bears in connection with the marketing and other fees to support the sale and distribution of the Class ADV shares of the Portfolios. Because these fees are paid out of a Portfolio’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

In addition, each Portfolio has a Shareholder Service Plan (“Service Plan”) for its Class ADV and Class S shares. The Service Plan allows the Company to enter into shareholder servicing agreements with insurance companies, broker dealers (including the Adviser) and other financial intermediaries that provide shareholder and administrative services relating to Class ADV and Class S shares of the Portfolios and their shareholders. Under the Service Plan, each Portfolio makes payments at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to each of its Class ADV and Class S shares. These payments are made to the Distributor in connection with personal services rendered to Portfolio shareholders and the maintenance of shareholders’ accounts.

Portfolio	Class ADV	Class S
ING Fidelity® VIP Contrafund®	0.50%	0.25%
ING Fidelity® VIP Equity-Income	0.50%	0.25%
ING Fidelity® VIP Mid Cap	0.50%	0.25%

Fidelity Distributors Corporation (“FDC”) distributes Service Class 2 shares of each Master Fund.

Service Class 2 of each Master Fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. Under the plan, Service Class 2 of each Master Fund is authorized to pay their distributor, FDC, a 12b-1 (service) fee as compensation for providing support services that benefit variable product owners. Service Class 2 of each Master Fund

23

HOW TO BUY AND SELL SHARES  (continued) currently pays FDC a 12b-1 (service) fee at a annual rate of 0.25% of its average net assets throughout the month. Shareholders of Class ADV and Class S shares of each Portfolio that invests in Service Class 2 shares of its corresponding Master Fund pay only their proportionate share of the Master Fund 12b-1 Plan expenses.

24

FREQUENT TRADING - MARKET TIMING

The Portfolios are intended for long-term investment and not as short-term trading vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not purchase shares of a Portfolio. Shares of the Portfolios are primarily sold through omnibus account arrangements with financial intermediaries, as investment options for Variable Contracts issued by insurance companies and as investment options for Qualified Plans. Omnibus accounts generally do not identify customers’ trading activity on an individual basis. The Portfolios’ administrator has agreements which require such intermediaries to provide detailed account information, including trading history, upon request of the Portfolios.

The Portfolios rely on the financial intermediaries to monitor frequent, short-term trading within a Portfolio by their customers. You should review the materials provided to you by your financial intermediary including, in the case of a Variable Contract, the prospectus that describes the contract or, in the case of a Qualified Plan, the plan documentation for its policies regarding frequent, short-term trading. With trading information received as a result of these agreements, the Portfolios may make a determination that certain trading activity is harmful to the Portfolios and their shareholders, even if such activity is not strictly prohibited by the intermediaries’ excessive trading policy. As a result, a shareholder investing directly or indirectly in the Portfolios may have their trading privileges suspended without violating the stated excessive trading policy of the intermediary. The Portfolios reserve the right, in their sole discretion and without prior notice, to reject, restrict, or refuse purchase orders whether directly or by exchange including purchase orders that have been accepted by a financial intermediary. The Portfolios seek assurances from the financial intermediaries that they have procedures adequate to monitor and address frequent, short-term trading. There is, however, no guarantee that the procedures of the financial intermediaries will be able to curtail frequent, short-term trading activity.

The Portfolios believe that market timing or frequent, short-term trading in any account, including a Variable Contract or Qualified Plan account, is not in the best interest of the Portfolios or their shareholders. Due to the disruptive nature of this activity, it can adversely impact the ability of the Adviser or the Sub-Adviser (if applicable) to invest assets in an orderly, long-term manner. Frequent trading can disrupt the management of the Portfolios and raise their expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; lost opportunity costs; and large asset swings that decrease a Portfolio’s ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on a Portfolio’s performance.

Portfolios that invest in foreign securities may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time a Portfolio computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Portfolio’s current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Portfolios based on such pricing discrepancies. This is often referred to as “price arbitrage.” Such price arbitrage opportunities may also occur in portfolios which do not invest in foreign securities. For example, if trading in a security held by a Portfolio is halted and does not resume prior to the time the Portfolio calculates its NAV, such “stale pricing” presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, Portfolios that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Portfolios have adopted fair valuation policies and procedures intended to reduce the Portfolios’ exposure to price arbitrage, stale pricing, and other potential pricing discrepancies. However, to the extent that a Portfolio’s NAV does not immediately reflect these changes in market conditions, short-term trading may dilute the value of Portfolio shares, which negatively affects long-term shareholders.

Although the policies and procedures known to the Portfolios that are followed by the financial intermediaries that use the Portfolios and the monitoring by the Portfolios are designed to discourage frequent, short-term trading, none of these measures can eliminate the possibility that frequent, short-term trading activity in the Portfolios will occur. Moreover, decisions about allowing trades in the Portfolios may be required. These decisions are inherently subjective, and will be made in a manner that is in the best interest of a Portfolio’s shareholders.

25

PAYMENTS TO FINANCIAL INTERMEDIARIES

ING mutual funds may be offered as investment options in Variable Contracts issued by affiliated and non-affiliated insurance companies and in Qualified Plans. Fees derived from a Portfolio’s Distribution and/or Service Plans (if applicable) may be paid to insurance companies, broker-dealers and companies that service Qualified Plans for selling the Portfolio’s shares and/or for servicing shareholder accounts. In addition, a Portfolio’s Adviser, Distributor, Administrator or their affiliated entities, out of their own resources and without additional cost to the Portfolio or its shareholders, may pay additional compensation to these insurance companies, broker-dealers, or companies that service Qualified Plans. The Adviser, Distributor, Administrator, or affiliated entities of a Portfolio may also share their profits with affiliated insurance companies or other ING entities through inter-company payments.

For non-affiliated insurance companies and Qualified Plans, payments from a Portfolio’s Distribution and/or Service Plans (if applicable) as well as payments (if applicable) from the Portfolio’s Adviser and/or Distributor generally are based upon an annual percentage of the average net assets held in the Portfolio by those companies. A Portfolio’s Adviser and Distributor may make payments for administrative, record keeping, or other services that insurance companies or Qualified Plans provide to facilitate investment in the Portfolio. These payments as well as payments from a Portfolio’s Distribution and/or Service Plans (if applicable) may also provide incentive for insurance companies or Qualified Plans to make the Portfolio available through Variable Contracts or Qualified Plans, and thus they may promote the distribution of the shares of the Portfolio.

As of the date of this Prospectus, the Distributor has entered into agreements with the following non-affiliated insurance companies: Zürich Kemper Life Insurance Company; Symetra Life Insurance Company; and First Fortis Life Insurance Company. Fees payable under these agreements are at annual rates that range from 0.15% to 0.25%. This is computed as a percentage of the average aggregate amount invested in a Portfolio by Variable Contract holders through the relevant insurance company’s Variable Contracts.

The insurance companies issuing Variable Contracts or Qualified Plans that use a Portfolio as investment options may also pay fees to third parties in connection with distribution of the Variable Contracts and for services provided to Variable Contract owners. Entities that service Qualified Plans may also pay fees to third parties to help service the Qualified Plans or the accounts of their participants. A Portfolio, the Adviser, and the Distributor are not parties to these arrangements. Variable Contract owners should consult the prospectus and statement of additional information for their Variable Contracts for a discussion of these payments and should consult with their agent or broker. Qualified Plan participants should consult with their pension servicing agent.

Ultimately, the agent or broker selling the Variable Contract to you could have a financial interest in selling you a particular product to increase the compensation they receive. Please make sure you read fully each prospectus and discuss any questions you have with your agent or broker.

26

DIVIDENDS, DISTRIBUTIONS, AND TAXES

Dividends and Distributions

Each Portfolio declares and pays dividends from net investment income at least annually. Each Portfolio will also pay distributions from net realized capital gains, reduced by available capital losses, at least annually. All dividends and capital gain distributions will be automatically reinvested in additional shares of the Portfolios at the NAV of such shares on the payment date unless a participating insurance company’s separate account is permitted to hold cash and elects to receive payment in cash. From time to time, a portion of a Portfolio’s distributions may constitute a return of capital.

To comply with federal tax regulations, the Portfolios may also pay an additional capital gains distribution.

Tax Matters

Holders of Variable Contracts should refer to the prospectus for their contracts for information regarding the tax consequences of owning such contracts and should consult their tax advisers before investing.

Each Portfolio intends to qualify as a regulated investment company (“RIC”) for federal income tax purposes by satisfying the requirements under Subchapter M of the Code, including requirements with respect to diversification of assets, distribution of income and sources of income. As a RIC, a Portfolio generally will not be subject to tax on its net investment company taxable income and net realized capital gains that it distributes to its shareholders.

Each Portfolio also intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for Variable Contracts so that owners of these contracts should not be subject to federal tax on distributions of dividends and income from a Portfolio to the insurance company’s separate accounts.

Since the sole shareholders of the Portfolios will be separate accounts or other permitted investors, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the policies, see the attached prospectus for the policy.

See the SAI for further information about tax matters.

THE TAX STATUS OF YOUR INVESTMENT IN A PORTFOLIO DEPENDS UPON THE FEATURES OF YOUR VARIABLE CONTRACT. FOR FURTHER INFORMATION, PLEASE REFER TO THE PROSPECTUS FOR THE VARIABLE CONTACT.

27

INDEX DESCRIPTIONS

The Russell 3000® Value Index is a market capitalization-weighted index of stocks of the 3,000 largest U.S. domiciled companies that exhibit value-oriented characteristics.

The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

The Standard and Poor’s (“S&P”) MidCap 400 Index is an unmanaged index that measures the performance of the mid-size company segment of the U.S. market.

28

FINANCIAL HIGHLIGHTS

The following financial highlights are intended to help you understand the financial performance of each applicable share class of each Portfolio for the past five years. Certain information reflects financial results for a single share. The total returns represent the rate that an investor would have earned (or lost) on an investment in a share of the Portfolios (assuming reinvestment of all dividends and distributions). This information has been derived from the Portfolios’ financial statements that were audited by KPMG LLP, an independent registered public accounting firm. The report of KPMG LLP, along with the financial statements included in the annual shareholder report dated December 31, 2012, are incorporated herein by reference.

29

FINANCIAL HIGHLIGHTS  (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less distributions						Ratios to average net assets			Supplemental data		Ratios and supplemental data including the master fund
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss) on master fund	Total from investment operations	From net investment income	From net realized gains from master fund	From return of capital from master fund	Total distributions	Net asset value, end of year or period	Total Return(1)	Gross expenses excluding expenses of the master fund(2)(3)(4)	Net expenses excluding expenses of the master fund(2)(3)(4)	Net investment income (loss) excluding expenses of the master fund(2)(4)	Net assets, end of year or period	Portfolio turnover rate(5)	Expenses including gross expenses of the master fund(2)(3)(4)	Expenses including expenses net of voluntary waivers, if any, of the master fund(2)(3)(4)	Expenses including expenses net of all reductions of the master fund(2)(3)(4)	Portfolio turnover rate of the master fund
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	($000’s)	(%)	(%)	(%)	(%)	(%)
ING Fidelity® VIP Contrafund® Portfolio
Class ADV
12-31-12	9.05	0.07	1.33	1.40	0.03	—	—	0.03	10.42	15.46	0.61	0.55	0.77	5,451	5	1.50	1.44	1.43	87
12-31-11	9.42	0.01	(0.33)	(0.32)	0.05	—	—	0.05	9.05	(3.31)	0.55	0.55	0.24	4,023	8	1.45	1.44	1.43	135
12-31-10	8.16	0.03•	1.29	1.32	0.06	—	—	0.06	9.42	16.29	0.55	0.55	0.40	4,024	5	1.45	1.45	1.43	117
12-31-09	6.24	0.05	2.09	2.14	0.02	0.20	—	0.22	8.16	34.71	0.55	0.55	0.57	4,268	12	1.47	1.47	1.45	145
12-31-08	14.62	0.05•	(5.34)	(5.29)	0.58	2.51	—	3.09	6.24	(43.00)	0.55	0.55	0.51	3,897	8	1.46	1.46	1.45	172
ING Fidelity® VIP Contrafund® Portfolio
Class S
12-31-12	9.10	0.08•	1.36	1.44	0.05	—	—	0.05	10.49	15.82	0.36	0.30	0.77	309,112	5	1.25	1.19	1.18	87
12-31-11	9.47	0.05	(0.35)	(0.30)	0.07	—	—	0.07	9.10	(3.10)	0.30	0.30	0.45	311,215	8	1.20	1.19	1.18	135
12-31-10	8.20	0.06•	1.29	1.35	0.08	—	—	0.08	9.47	16.63	0.30	0.30	0.73	355,013	5	1.20	1.20	1.18	117
12-31-09	6.28	0.06	2.12	2.18	0.06	0.20	—	0.26	8.20	35.13	0.30	0.30	0.83	371,263	12	1.22	1.22	1.20	145
12-31-08	14.72	0.06•	(5.37)	(5.31)	0.62	2.51	—	3.13	6.28	(42.90)	0.30	0.30	0.58	290,170	8	1.21	1.21	1.20	172
ING Fidelity® VIP Equity-Income Portfolio
Class ADV
12-31-12	8.36	0.10•	1.27	1.37	0.11	—	—	0.11	9.62	16.47	0.69	0.55	1.08	203	17	1.49	1.35	1.34	48
12-31-11	8.47	0.16	(0.16)	0.00*	0.11	—	—	0.11	8.36	0.14	0.55	0.55	1.83	454	20	1.36	1.36	1.35	96
12-31-10	7.55	0.08	0.97	1.05	0.13	—	—	0.13	8.47	14.21	0.55	0.55	0.90	473	8	1.36	1.35	1.35	29
12-31-09	5.99	0.10	1.63	1.73	0.16	0.01	—	0.17	7.55	29.15	0.55	0.55	1.65	510	14	1.38	1.38	1.38	29
12-31-08	11.94	0.22	(4.97)	(4.75)	0.18	1.02	—	1.20	5.99	(43.07)	0.55	0.55	1.83	399	23	1.37	1.37	1.37	34
ING Fidelity® VIP Equity-Income Portfolio
Class S
12-31-12	8.43	0.22•	1.18	1.40	0.20	—	—	0.20	9.63	16.68	0.44	0.30	2.44	16,883	17	1.24	1.10	1.09	48
12-31-11	8.54	0.14•	(0.13)	0.01	0.12	—	—	0.12	8.43	0.33	0.30	0.30	1.66	17,687	20	1.11	1.11	1.10	96
12-31-10	7.59	0.08•	1.01	1.09	0.14	—	—	0.14	8.54	14.68	0.30	0.30	1.02	23,979	8	1.11	1.10	1.10	29
12-31-09	6.04	0.10•	1.65	1.75	0.19	0.01	—	0.20	7.59	29.32	0.30	0.30	1.62	34,044	14	1.13	1.13	1.13	29
12-31-08	12.06	0.20•	(4.98)	(4.78)	0.22	1.02	—	1.24	6.04	(42.96)	0.30	0.30	2.14	32,759	23	1.12	1.12	1.12	34
See Accompanying Notes to Financial Highlights

30

FINANCIAL HIGHLIGHTS  (continued) Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less distributions						Ratios to average net assets			Supplemental data		Ratios and supplemental data including the master fund
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss) on master fund	Total from investment operations	From net investment income	From net realized gains from master fund	From return of capital from master fund	Total distributions	Net asset value, end of year or period	Total Return(1)	Gross expenses excluding expenses of the master fund(2)(3)(4)	Net expenses excluding expenses of the master fund(2)(3)(4)	Net investment income (loss) excluding expenses of the master fund(2)(4)	Net assets, end of year or period	Portfolio turnover rate(5)	Expenses including gross expenses of the master fund(2)(3)(4)	Expenses including expenses net of voluntary waivers, if any, of the master fund(2)(3)(4)	Expenses including expenses net of all reductions of the master fund(2)(3)(4)	Portfolio turnover rate of the master fund
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	($000’s)	(%)	(%)	(%)	(%)	(%)
ING Fidelity® VIP Mid Cap Portfolio
Class ADV
12-31-12	11.62	(0.04)	1.66	1.62	—	—	—	—	13.24	13.94	0.65	0.55	(0.23)	1,609	11	1.55	1.45	1.43	187
12-31-11	13.10	(0.07)•	(1.41)	(1.48)	—	—	—	—	11.62	(11.30)	0.55	0.55	(0.54)	1,783	6	1.46	1.46	1.45	84
12-31-10	10.28	(0.04)	2.90	2.86	0.04	—	—	0.04	13.10	27.88	0.55	0.55	(0.41)	3,453	13	1.46	1.46	1.45	25
12-31-09	8.81	(0.01)	3.24	3.23	0.47	1.29	—	1.76	10.28	38.89	0.55	0.55	(0.10)	2,613	13	1.48	1.48	1.48	57
12-31-08	15.59	(0.03)•	(5.91)	(5.94)	—	0.84	—	0.84	8.81	(39.90)	0.55	0.55	(0.20)	1,953	13	1.48	1.48	1.47	145
ING Fidelity® VIP Mid Cap Portfolio
Class S
12-31-12	11.74	0.00*	1.67	1.67	—	—	—	—	13.41	14.22	0.40	0.30	0.03	38,972	11	1.30	1.20	1.18	187
12-31-11	13.23	(0.04)	(1.43)	(1.47)	0.02	—	—	0.02	11.74	(11.11)	0.30	0.30	(0.28)	49,159	6	1.21	1.21	1.20	84
12-31-10	10.38	(0.02)	2.93	2.91	0.06	—	—	0.06	13.23	28.16	0.30	0.30	(0.18)	72,007	13	1.21	1.21	1.20	25
12-31-09	8.88	0.01	3.29	3.30	0.51	1.29	—	1.80	10.38	39.40	0.30	0.30	0.15	63,154	13	1.23	1.23	1.23	57
12-31-08	15.72	(0.01)•	(5.95)	(5.96)	0.04	0.84	—	0.88	8.88	(39.82)	0.30	0.30	(0.06)	49,238	13	1.23	1.23	1.22	145

See Accompanying Notes to Financial Highlights
31

ACCOMPANYING NOTES TO FINANCIAL HIGHLIGHTS

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital, if any, at net asset value. Total return for periods less than one year is not annualized. The Portfolio’s performance is shown without the imposition of any expenses or charges, which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

(2)	Annualized for periods less than one year.

(3)	Expense ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

(4)	Expense ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage commission recapture arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor but prior to reductions from brokerage commission recapture arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(5)	Portfolio turnover rate is calculated based on the Portfolio’s purchases or sales of the master fund.

(6)	Commencement of operations.

•	Calculated using average number of shares outstanding throughout the period.

*	Amount is less than $0.005 or more than $(0.005).

32

TO OBTAIN MORE INFORMATION
You’ll find more information about the Portfolios in our:

ANNUAL/SEMI-ANNUAL SHAREHOLDER REPORTS
In the Portfolios’ annual/semi-annual shareholder reports, you will find a discussion of the recent market conditions and principal investment strategies that significantly affected the Portfolios’ performance during the last fiscal year, the financial statements and the independent registered public accounting firm’s reports (in the annual shareholder report only).

STATEMENT OF ADDITIONAL INFORMATION
The SAI contains more detailed information about the Portfolios. The SAI is legally part of this Prospectus (it is incorporated by reference). A copy has been filed with the SEC.

Please write, call or visit our website for a free copy of the current annual/semi-annual shareholder reports, the SAI, or other Portfolio information.

To make shareholder inquiries contact: The ING Funds 7337 East Doubletree Ranch Road, Suite 100
Scottsdale, AZ 85258-2034 1-800-262-3862 or visit our website at www.INGInvestment.com

This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC’s Public Reference Room in Washington, D.C. or call 202-551-8090 for information on the operation of the Public Reference Room. Otherwise, you may obtain the information for a fee, by contacting the SEC at:

U.S. Securities and Exchange Commission Public Reference Section
100 F Street, N.E.
Washington, D.C. 20549

or at the e-mail address: publicinfo@sec.gov

Or obtain the information at no cost by visiting the SEC’s Internet website at www.sec.gov.

When contacting the SEC, you will want to refer to the Portfolios’ SEC file number. The file number is as follows:

ING Partners, Inc.	811-8319
ING Fidelity® VIP Contrafund® Portfolio ING Fidelity® VIP Equity-Income Portfolio ING Fidelity® VIP Mid Cap Portfolio

PRO-IPIFSA (0413-043013)

Prospectus	April 30, 2013

  ING Fidelity® VIP Mid Cap Portfolio* Class: S2/IFVMX

* Fidelity is a registered trademark of Fidelity Management & Research LLC.

The Portfolio’s shares may be offered to insurance company separate accounts serving as investment options under variable annuity contracts and variable life insurance policies (“Variable Contracts”), qualified pension and retirement plans (“Qualified Plans”), custodial accounts, and certain investment advisers and their affiliates in connection with the creation or management of the Portfolio, other investment companies, and other permitted investors.
THE PORTFOLIO MAY NOT BE AVAILABLE IN ALL JURISDICTIONS, UNDER ALL VARIABLE CONTRACTS OR UNDER ALL QUALIFIED PLANS.
The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities nor has the SEC judged whether the information in this Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

INVESTMENTS

ING Fidelity® VIP Mid Cap Portfolio

INVESTMENT OBJECTIVE

The Portfolio seeks long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO

The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

Annual Portfolio Operating Expenses1,2
Expenses you pay each year as a % of the value of your investment

Class	S2
Management Fee[3]	0.56%
Distribution and/or Shareholder Services (12b-1) Fees	0.50%
Administrative Services Fee	0.10%
Shareholder Services Fee[4]	0.25%
Other Expenses	0.19%
Total Annual Portfolio Operating Expenses	1.60%
Waivers and Reimbursements[5]	(0.25)%
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	1.35%

1	This table and the Expense Example below reflect the aggregate expenses of both the Portfolio and the Fidelity® VIP Mid Cap Portfolio (“Master Fund”).

2	The expense ratio has been adjusted to reflect current fees.

3	Based on the management fee of the Master Fund of 0.56%. The adviser does not charge a management fee when the assets of the Portfolio are invested in the Master Fund.

4	Service Class 2 shareholders of the Master Fund, including the Portfolio, pay a shareholder servicing fee of 0.25%.

5	The adviser is contractually obligated to limit expenses to 0.45% of Class S2 shares through May 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, Master Fund Fees and Expenses, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years. The distributor is obligated to waive 0.10% of the distribution fee through May 1, 2014. There is no guarantee that the distribution fee waiver will continue after May 1, 2014. The distribution fee waiver will only renew if the distributor elects to renew it.

Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
S2	$137	481	847	1,879

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Example, affect the Portfolio’s performance.

During the most recent fiscal year, the Master Fund’s portfolio turnover rate was 187% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests all of its assets in the Service Class 2 shares of the Master Fund, a series of Variable Insurance Products III, a registered open-end investment company. In turn, the Master Fund normally invests primarily in a portfolio of common stocks. The Master Fund normally invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of companies with medium market capitalizations (which, for the purposes of the Master Fund are defined as those companies with market capitalizations similar to companies in the Russell Midcap® Index or the Standard and Poor’s MidCap 400 Index). As of December 31, 2012 the smallest company in the Russell Midcap® Index had a market capitalization of $319.4 million and the largest had a market capitalization of $21.5 billion. As of December 31, 2012 the smallest company in the Standard and Poor’s MidCap 400 Index had a market capitalization of $498.4 million and the largest had a market capitalization of $16.3 billion. Investments can potentially include companies with smaller or larger market capitalizations. The Master Fund’s Adviser or Sub-Adviser may invest the Master Fund’s assets in securities of foreign issuers in addition to securities of domestic issuers. Additionally, the Master Fund’s Adviser or Sub-Adviser may invest in growth stocks or value stocks or both.

For additional information regarding the principal investment strategies of the Portfolio, please refer to the Master Fund prospectus. The principal investment strategies of the Portfolio can be changed without shareholder approval.

ING Fidelity® VIP Mid Cap Portfolio	1

The Portfolio has the same investment objective and limitations as the Master Fund. Investment of the Portfolio’s assets in the Service Class 2 shares of the Master Fund is not a fundamental policy of the Portfolio and a shareholder vote is not required for the Portfolio to withdraw its investment in the Master Fund.

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio. The value of your investment in the Portfolio changes with the values of the Master Fund and its investments. Because the Portfolio invests all of its assets in the Master Fund, the Portfolio and its shareholders will bear the fees and expenses of the Portfolio and the Master Fund, with the result that the Portfolio’s expenses may be higher than those of other mutual funds which invest directly in securities. The Portfolio and the Master Fund expect to maintain consistent investment objectives, but if they do not, the Portfolio may withdraw from the Master Fund and receive either cash or securities in exchange for its interest in the Master Fund. The Board of Directors (“Board”) would then consider whether the Portfolio should hire its own sub-adviser, invest in a different master fund, or take other appropriate action. Under the master/feeder structure, the Portfolio may also withdraw its investment in the Master Fund if the Board determines that it is in the best interests of the Portfolio and its shareholders to do so. Any such withdrawal could result in the Portfolio incurring additional costs or expenses and could also result in a distribution in kind of portfolio securities (as opposed to a cash distribution from the Master Fund). The Portfolio could incur brokerage fees or other transaction costs in converting such securities to cash. Any of the following risks, among others, could affect the Portfolio’s or Master Fund’s performance or cause the Portfolio or Master Fund to lose money or to underperform market averages of other similar funds.

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Currency   To the extent that the Master Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Foreign Investments   Investing in foreign (non-U.S.) securities may result in the Master Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

Liquidity   If a security is illiquid, the Master Fund might be unable to sell the security at a time when the Master Fund’s manager might wish to sell, and the security could have the effect of decreasing the overall level of the Master Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Master Fund could realize upon disposition. The Master Fund may make investments that become less liquid in response to market developments or adverse investor perception. The Master Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Master Fund.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which the Master Fund invests. Rather, the market could favor securities to which the Master Fund is not exposed or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Master Fund costs and impair the ability of the Master Fund to achieve its investment objectives.

Mid-Capitalization Company   Investments in mid-capitalization companies may involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio’s Class S2 shares’ and Class S shares’ performance from year to year, and the table compares the Portfolio’s Class S2 shares’ and Class S shares’ performance to the performance of a broad-based securities market index/indices for the same period. Class S shares’ performance has been adjusted to reflect the higher expenses of Class S2 shares. The Class S2 shares and Class S shares of the Portfolio would have substantially similar performance because they invest in the same portfolio

2	ING Fidelity® VIP Mid Cap Portfolio

of securities. However, Class S shares’ performance would be higher than Class S2 shares’ performance because of the higher expenses paid by Class S2 shares. The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio’s past performance is no guarantee of future results.

The bar chart below shows the Portfolio’s adjusted Class S shares’ performance (2005-2009) and Class S2 shares’ performance (2010-2012).

Calendar Year Total Returns
(as of December 31 of each year)

Best quarter: 2nd, 2009, 18.97% and Worst quarter: 4th, 2008, (23.81)%

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs (or since inception)	10 Yrs (or since inception)	Inception Date
Class S2%		13.94	13.91	N/A	05/28/09
S&P MidCap 400 Index[1]	%	17.88	19.06[2]	N/A	—
Class S (adjusted)%		14.07	1.62	6.97	11/15/04
S&P MidCap 400 Index[1]	%	17.88	5.15	8.19[2]	—

1	The index returns do not reflect deductions for fees, expenses, or taxes.

2	Reflects index performance since the date closest to the Class’ inception for which data is available.

PORTFOLIO MANAGEMENT

Investment Adviser to the Portfolio
Directed Services LLC
Investment Adviser to the Master Fund	Sub-Adviser to the Master Fund
Fidelity Management & Research Company	FMR Co., Inc.

Portfolio Manager of the Master Fund
Tom Allen
Portfolio Manager (since 06/01)

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

ING Fidelity® VIP Mid Cap Portfolio	3

KEY PORTFOLIO INFORMATION

This Prospectus contains information about the Portfolio and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.

The Portfolio’s Statement of Additional Information (“SAI”) is incorporated by reference into (legally made a part of) this Prospectus. It identifies investment restrictions, more detailed risk descriptions, a description of how the bond rating system works, and other information that may be helpful to you in your decision to invest. You may obtain a copy, without charge, from the Portfolio. In addition, the statement of additional information for the Master Fund discusses the types of securities in which the Master Fund invests. You may obtain a copy of the Master Fund’s prospectus or statement of additional information by contacting the Company or by downloading it from the SEC’s website at www.sec.gov.

The Portfolio is a series of ING Partners, Inc. (“Company”), a Maryland corporation. The Portfolio is managed by Directed Services LLC (“DSL” or “Adviser”).

The Portfolio’s shares are classified into three classes of shares, Adviser Class (“Class ADV”), Service Class (“Class S”), and Service 2 Class (“Class S2”). The classes of shares of the Portfolio are identical except for different expenses, certain related rights, and certain shareholder services. All share classes of the Portfolio have a common investment objective and investment portfolio. Only Class S2 shares are offered in this Prospectus. Class S2 shares are not subject to any sales loads.

Fundamental Policies

Fundamental investment policies contained in the SAI may not be changed without shareholder approval. The Board and/or the Adviser may change any other policies and investment strategies.

Non-Fundamental Investment Policies

The Portfolio has adopted non-fundamental investment policies to invest the Portfolio’s assets in securities that are consistent with the Portfolio’s name. For more information about these policies, please consult the SAI.

Portfolio Diversification

The Portfolio is diversified, as such term is defined in the Investment Company Act of 1940 (“1940 Act”). A diversified fund may not, as to 75% of its total assets, invest more than 5% of its total assets in any one issuer and may not purchase more than 10% of the outstanding voting securities of any one issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or other investment companies). A non-diversified fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer.

Investor Diversification

Although the Portfolio is designed to serve as a component of a diversified investment portfolio of securities, no single mutual fund can provide an appropriate investment program for all investors. You should evaluate the Portfolio in the context of your personal financial situation, investment objectives, and other investments.

Temporary Defensive Strategies

When the Adviser or sub-adviser (if applicable) to the Portfolio or Master Fund anticipates unusual market or other conditions, the Portfolio or Master Fund may temporarily depart from its principal investment strategies as a defensive measure. In such circumstances, that Portfolio or Master Fund may invest in securities believed to present less risk, such as cash, cash equivalents, money market fund shares and other money market instruments, debt securities that are high quality or higher quality than normal, more liquid securities, or others. While the Portfolio or Master Fund invests defensively, it may not achieve its investment objective. The Portfolio’s or Master Fund’s defensive investment position may not be effective in protecting its value. It is impossible to predict accurately how long such alternative strategies may be utilized. The types of defensive positions in which the Portfolio may engage are identified and discussed in the SAI.

Percentage and Rating Limitations

The percentage and rating limitations on Portfolio investments listed in this Prospectus apply at the time of investment.

Investment Not Guaranteed

Please note your investment is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

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KEY PORTFOLIO INFORMATION  (continued)

Shareholder Reports

The Portfolio’s fiscal year ends December 31. The Portfolio will send financial statements to its shareholders at least semi-annually. An annual shareholder report containing financial statements audited by the independent registered public accounting firm will be sent to shareholders every year.

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MORE INFORMATION ABOUT THE PORTFOLIO

Additional Information About the Investment Objective

The Portfolio’s investment objective is non-fundamental and may be changed by a vote of the Portfolio’s Board, without shareholder approval. The Portfolio will provide 60 days’ prior written notice of any change in the non-fundamental investment objective. There is no guarantee the Portfolio will achieve its investment objective.

Additional Information About Principal Investment Strategies

For a complete description of the Portfolio’s principal investment strategies, please see the Portfolio’s summary prospectus or the summary section of this Prospectus.

Master/Feeder Mutual Fund Structure

The Portfolio described in this Prospectus operates as a “feeder fund” which means it invests all of its assets in a separate mutual fund: Fidelity® VIP Mid Cap Portfolio (“Master Fund”). Fidelity® VIP Mid Cap Portfolio is a series of the Variable Insurance Products III. The Portfolio has the same investment objective and limitations as the Master Fund in which it invests. The differences in objectives and policies of the Master Fund can be expected to affect the return of the Portfolio and the degree of market risk and financial risk to which the Portfolio is subject. The Portfolio does not buy investment securities directly. The Master Fund, on the other hand, invests directly in portfolio securities. The Master Fund may accept investments from multiple feeder funds, which bear the Master Fund’s expenses in proportion to their assets. The Master Fund may also accept investments directly from separate accounts in connection with Variable Contracts or Qualified Plans.

The Portfolio and its corresponding Master Fund expect to maintain consistent investment objectives, but if they do not, the Portfolio may withdraw from the Master Fund and receive either cash or securities in exchange for its interest in the Master Fund. The Board would then consider whether the Portfolio should hire its own sub-adviser, invest in a different master fund, or take other appropriate action. Under the master/feeder structure, the Portfolio may also withdraw its investment in the corresponding Master Fund if the Board determines that it is in the best interests of the Portfolio and its shareholders to do so.

Any such withdrawal could result in the Portfolio incurring additional costs or expenses and could also result in a distribution in kind of portfolio securities (as opposed to a cash distribution from such Master Fund). The Portfolio could incur brokerage fees or other transaction costs in converting such securities to cash. In addition, a distribution in kind could result in a less diversified portfolio of investments or adversely affect the liquidity of the Portfolio. Upon any such withdrawal, the Board would consider what action might be taken, including investing of all the assets of the Portfolio in another pooled investment entity, asking the Adviser to manage the Portfolio either directly or with a sub-adviser under the investment advisory agreement between the Company and the Adviser, or taking other appropriate action.

Investment of the Portfolio’s assets in its corresponding Master Fund is not a fundamental policy of the Portfolio, and a shareholder vote is not required for the Portfolio to withdraw its investment from its corresponding Master Fund.

Because the Portfolio invests all of its assets in the Master Fund, the Portfolio and its shareholders will bear the fees and expenses of the Portfolio and the Master Fund in which it invests, with the result that the Portfolio’s expenses may be higher than those of other mutual funds which invest directly in securities. This structure is different from that of most of the other ING funds and many other investment companies, which directly acquire and manage their own portfolio of securities. The Master Fund may have other shareholders, each of whom will pay their proportionate share of the Master Fund’s expenses. However, other investors in the Master Fund may bear different expenses and sales charges than the Portfolio which would result in differences in returns received by those investors. The Master Fund is not established as a partnership, and therefore does not allocate income and expenses, but pays distributions to its corresponding Portfolio.

Information about the Master Fund and Fidelity Variable Insurance Products and Fidelity Management & Research Company (“FMR”) is provided with their permission and based on information provided by FMR or derived from the Master Fund’s prospectus. FMR prospectus. The prospectus for the Master Fund is delivered together with this Prospectus.

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MORE INFORMATION ABOUT THE PORTFOLIO  (continued)

Additional Information About the Risks

All mutual funds involve risk - some more than others - and there is always the chance that you could lose money or not earn as much as you hope. The Portfolio’s risk profile is largely a factor of the principal securities in which its Master Fund invests and investment techniques that its Master Fund uses. Below is a discussion of the risks associated with certain of the types of securities in which the Master Fund may invest and certain of the investment practices that the Master Fund may use. For more information about these and other types of securities and investment techniques that may be used by the Portfolio, see the SAI.

Many of the investment techniques and strategies discussed in this Prospectus and in the SAI are discretionary which means that the Master Fund’s adviser or sub-adviser can decide whether to use them. The Master Fund may invest in these securities or use these techniques as part of the Master Fund’s principal investment strategies. However, the Master Fund’s adviser or sub-adviser may also use these investment techniques or make investments in securities that are not a part of the Master Fund’s principal investment strategies.

The discussions below expand on the risks included in the Portfolio’s summary section of the Prospectus. Please see the SAI for a further discussion of the principal and other investment strategies employed by the Master Fund.

Company.  The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Currency.  To the extent that a Master Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad. As a result, a Master Fund’s investments in foreign currency or foreign currency-denominated securities may reduce the value of the Master Fund’s assets.

Foreign Investments.  To the extent a Master Fund invests in securities of issuers in markets outside the United States, its share price may be more volatile than if it invested in securities of issuers in the U.S. market due to, among other things, the following factors: comparatively unstable political, social and economic conditions and limited or ineffectual judicial systems; comparatively small market sizes, making securities less liquid and securities prices more sensitive to the movements of large investors and more vulnerable to manipulation; governmental policies or actions, such as high taxes, restrictions on currency movements, replacement of currency, potential for default on sovereign debt, trade or diplomatic disputes, creation of monopolies, and seizure of private property through confiscatory taxation and expropriation or nationalization of company assets; incomplete, outdated, or unreliable information about securities issuers due to less stringent market regulation and accounting standards; comparatively undeveloped markets and weak banking and financial systems; market inefficiencies, such as higher transaction costs, and administrative difficulties, such as delays in processing transactions; and fluctuations in foreign currency exchange rates, which could reduce gains or widen losses. In addition, foreign taxes could reduce the income available to distribute to shareholders, and special U.S. tax considerations could apply to foreign investments. Depositary receipts are subject to risks of foreign investments and might not always track the price of the underlying foreign security. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

Liquidity.  If a security is illiquid, a Master Fund might be unable to sell the security at a time when the Master Fund’s manager might wish to sell, and the security could have the effect of decreasing the overall level of the Master Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount a Master Fund could realize upon disposition. A Master Fund may make investments that become less liquid in response to market developments or adverse investor perception. A Master Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Master Fund.

Market.  Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short

7

MORE INFORMATION ABOUT THE PORTFOLIO  (continued) or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which the Master Fund invests. Rather, the market could favor securities to which the Master Fund is not exposed or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Master Fund costs and impair the ability of the Master Fund to achieve its investment objectives.

Mid-Capitalization Company.  Investments in mid-capitalization companies may involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

Additional Risks

The discussion below also includes risks that are not considered to be principal risks of the Portfolio, but are considered to be relevant to the Portfolio.

Counterparty.  The entity with which a Master Fund conducts portfolio-related business (such as trading or securities lending), or that underwrites, distributes or guarantees investments or agreements that the Master Fund owns or is otherwise exposed to, may refuse or may become unable to honor its obligations under the terms of a transaction or agreement. As a result, that Master Fund may sustain losses and be less likely to achieve its investment objective. These risks may be greater when engaging in over-the-counter transactions.

Increase in Expenses.  Your actual cost of investing in a portfolio may be higher or lower than the expenses shown in the portfolio’s “Annual Portfolio Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if a portfolio’s Acquired Fund Fees and Expenses increase as a result of the decrease in the Master Fund’s assets. The Master Fund’s assets may decrease and Master Fund expense ratios increase for many reasons, including volatility in the Master Fund’s net asset value caused by volatility in the secondary markets for assets in which the Master Fund invests.

Manager.  A Master Fund is subject to manager risk because it is an actively managed investment portfolio. The Master Fund’s adviser, the sub-adviser, or each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for a Master Fund, but there can be no guarantee that these will produce the desired results. Many managers of equity funds employ styles that are characterized as “value” or “growth.” However, these terms can have different application by different managers. One manager’s value approach may be different from another, and one manager’s growth approach may be different from another. For example, some value managers employ a style in which they seek to identify companies that they believe are valued at a more substantial or “deeper discount” to a company’s net worth than other value managers. Therefore, some funds that are characterized as growth or value can have greater volatility than other funds managed by other managers in a growth or value style.

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PORTFOLIO HOLDINGS INFORMATION

Portfolio Holdings Information

A description of the Portfolio’s policies and procedures regarding the release of portfolio holdings information is available in the Portfolio’s SAI. Portfolio holdings information can be reviewed online at www.INGInvestment.com.

9

MANAGEMENT OF THE PORTFOLIO

The Investment Adviser

DSL, a Delaware limited liability company, serves as the investment adviser to the Portfolio. DSL has overall responsibility for the management of the Portfolio. DSL provides or oversees all investment advisory and portfolio management services for the Portfolio and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolio, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. DSL is registered with the SEC as an investment adviser and with Financial Industry Regulatory Authority (“FINRA”) as a broker-dealer.

The Adviser is an indirect, wholly-owned subsidiary of ING U.S., Inc. (“ING U.S.”). ING U.S. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries. As of the date of this Prospectus, ING U.S. is a wholly-owned subsidiary of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin, with operations in more than 40 countries.

In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including ING U.S., before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep must divest at least 25% of ING U.S. by the end of 2013, more than 50% by the end of 2014, and the remaining interest by the end of 2016 (such divestment, the “Separation Plan”).

On November 9, 2012, ING U.S. filed a Registration Statement on Form S-1 (the “Form S-1”) with the U.S. Securities and Exchange Commission (“SEC”) to register an initial public offering of ING U.S. common stock (the “IPO”). Following an IPO, ING Groep would likely continue to own a majority of the common stock of ING U.S. Subsequent to an IPO, ING Groep would likely sell its controlling ownership interest in ING U.S. over time. While the base case for the Separation Plan is the IPO, all options remain open and it is possible that ING Groep’s divestment of ING U.S. may take place by means of a sale to a single buyer or group of buyers. Notwithstanding the filing of the Form S-1, there can be no assurance that the IPO will occur.

It is anticipated that one or more of the transactions contemplated by the Separation Plan would result in the automatic termination of the existing advisory and sub-advisory agreements under which the Adviser and sub-adviser(s) provide services to the Portfolio. In order to ensure that the existing investment advisory and sub-advisory services can continue uninterrupted, the Board approved new advisory and sub-advisory agreements for the Portfolio, as applicable, in connection with the IPO. In addition, shareholders of the Portfolio approved the new investment advisory and sub-advisory agreements prompted by the IPO, as well as any future advisory and sub-advisory agreements prompted by the Separation Plan that are approved by the Board and whose terms are not be materially different from the current agreements. This means that shareholders may not have another opportunity to vote on a new agreement with the Adviser or an affiliated sub-adviser even if they undergo a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of ING U.S.

The Separation Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of ING U.S. and its subsidiaries, including the Adviser and affiliated entities that provide services to the Portfolio, and may cause, among other things, interruption of business operations or services, diversion of management’s attention from day-to-day operations, reduced access to capital, and loss of key employees or customers. The completion of the Separation Plan is expected to result in the Adviser’s loss of access to the resources of ING Groep, which could adversely affect its business. It is anticipated that ING U.S., as a stand-alone entity, may be a publicly held U.S. company subject to the reporting requirements of the Securities Exchange Act of 1934 as well as other U.S. government and state regulations, and subject to the risk of changing regulation.

During the time that ING Groep retains a majority interest in ING U.S., circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep by European and other authorities, may also affect ING U.S. A failure to complete the Separation Plan could create uncertainty about the nature of the relationship between ING U.S. and ING Groep, and could adversely affect ING U.S. and the Adviser and its affiliates. Currently, the Adviser and its affiliates do not anticipate that the Separation Plan will have a material adverse impact on their operations or the Portfolio and its operations.

DSL’s principal office is located at 1475 Dunwoody Drive, West Chester, PA 19380. As of December 31, 2012, DSL managed approximately $42.1 billion in registered investment company assets.

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MANAGEMENT OF THE PORTFOLIO  (continued)

The Adviser, subject to the supervision of the Board, oversees the Portfolio’s day-to-day operations and manages the investment activities of the Portfolio. In the event the Board determines it is in the best interests of the Portfolio and its shareholders to withdraw the Portfolio’s assets from the corresponding Master Fund, the Adviser may assume direct management of the Portfolio or may oversee a sub-adviser to manage the Portfolio’s assets. The Adviser is not entitled to compensation from the Portfolio while the Portfolio is functioning as a feeder fund. However, if the Portfolio ceases to function as a feeder fund, pursuant to its investment management agreement with the Company, the Adviser may charge an annual advisory fee based on a percentage of the Portfolio’s average daily net assets as reflected in the “Adviser to the Portfolio” section of the SAI.

For information regarding the basis for the Board’s approval of the investment advisory and investment sub-advisory relationships (if applicable), please refer to the Portfolio’s annual shareholder report dated December 31, 2012.

Manager-of-Managers Structure

The Adviser may engage one or more sub-advisers to provide the day-to-day management of the Portfolio’s portfolio. A sub-adviser may be an affiliate of DSL or may be independent.

The Adviser may act as a “manager-of-managers” for the Portfolio and may engage one or more sub-advisers to provide day to day management of the Portfolio. The Adviser may delegate to a sub-adviser the responsibility for investment management, subject to the Adviser’s oversight. The Adviser would be responsible for monitoring the investment program and performance of any sub-adviser of the Portfolio.

From time to time, the Adviser may also recommend the appointment of additional sub-advisers or replacement of non-affiliated sub-advisers to the Portfolio’s Board. It is not expected that DSL would normally recommend replacement of an affiliated sub-adviser as part of its oversight responsibilities. The Portfolio and the Adviser have received exemptive relief from the SEC to permit the Adviser, with the approval of the Portfolio’s Board, to appoint an additional non-affiliated sub-adviser or to replace an existing sub-adviser with a non-affiliated sub-adviser, as well as change the terms of a contract with a non-affiliated sub-adviser, without submitting the contract to a vote of the Portfolio’s shareholders. The Portfolio will notify shareholders of any change in the identity of the sub-adviser of the Portfolio, the addition of a sub-adviser to the Portfolio, or any change in the terms of a contract with a non-affiliated sub-adviser. In this event, the name of the Portfolio and its investment strategies may also change.

The Adviser has not appointed, and does not intend to appoint, a sub-adviser for the Portfolio.

Adviser to the Master Fund

FMR serves as manager to the Master Fund and to other mutual funds, including the Fidelity® Variable Insurance Products family of funds. FMR’s principal office is located at 245 Summer Street, Boston, MA 02210. As of December 31, 2012, FMR managed approximately $1 billion in discretionary assets under management.

The Portfolio and Master Fund

The Portfolio’s Master Fund is as follows:

Feeder Fund	Master Fund
ING Fidelity® VIP Mid Cap Portfolio	Fidelity® VIP Mid Cap Portfolio

The total management fee paid by the Master Fund for the most recent fiscal year, as a percentage of average net assets is as follows:

Management Fee
Fidelity® VIP Mid Cap Portfolio	0.56%

As the manager for the Master Fund, FMR has overall responsibility for directing the Master Fund’s investments and handling the Master Fund’s business affairs.

11

MANAGEMENT OF THE PORTFOLIO  (continued)

Sub-Adviser to the Master Fund

The following affiliates of FMR serve as sub-adviser for the Master Fund:

  FMR Co., Inc. (“FMRC”), at 245 Summer Street, Boston, MA 02210, has day-to-day responsibility for choosing investments for the Master Fund. As of December 31, 2012, FMRC had approximately $684.7 billion in discretionary assets under management.
  Fidelity Management & Research (U.K.) Inc. (“FMR U.K.”), at 10 Paternoster Square, 4th Floor, London, EC4M 7LS, United Kingdom, has day-to-day responsibility for choosing certain types of investments for the Master Fund. FMR U.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the Master Fund.
  Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), at Floor 19, 41 Connaught Road Central, Hong Kong, has day-to-day responsibility for choosing certain types of investments for the Master Fund. FMR H.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the Master Fund.
  Fidelity Management & Research (Japan) Inc. (FMR Japan), at Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo, Japan. FMR Japan was organized in 2008 to provide investment research and advice on issuers based outside the United States. Currently, FMR Japan has day-to-day responsibility for choosing certain types of investments for the Master Fund. FMR Japan may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the Master Fund.

FMR pays FMRC, FMR U.K., FMR H.K., and FMR Japan for providing sub-advisory services.

The following individual is responsible for the day-to-day management of Fidelity® VIP Mid Cap Portfolio.

Tom Allen is portfolio manager of Fidelity® VIP Mid Cap Portfolio. Since joining Fidelity Investments in 1995, Mr. Allen has worked as a research analyst and manager.

Additional Information Regarding the Portfolio Manager

The Master Fund’s SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Master Fund.

Performance of the Master Fund

The table below presents total annualized returns of the Service Class 2 shares of the Master Fund for the periods shown. The information does not present the actual performance of the Portfolio. Rather, the table presents the historical performance of the Master Fund. Performance does not reflect the expenses of the Portfolio, any Qualified Plan, or any Variable Contract and performance would be lower if it did.

Average Annual Total Returns (as of December 31,2012)
Master Fund	1 Year	5 Years	10 Years
Fidelity® VIP Mid Cap Portfolio	14.56%	2.08%	11.32%

The Administrator

ING Funds Services, LLC (“Administrator”) serves as administrator to the Portfolio and receives an annual administrative services fee equal to 0.10% of the Portfolio’s average daily net assets.

The administrative services provided to the Portfolio includes acting as a liaison among the various service providers to the Portfolio, including the custodian, portfolio accounting agent, and the insurance companies to which the Portfolio offers its shares. The Administrator also reviews the Portfolio for compliance with applicable legal requirements and with the investment policies and restrictions of the Portfolio.

12

MANAGEMENT OF THE PORTFOLIO  (continued)

The Distributor

ING Investments Distributor, LLC (“Distributor”) is the principal underwriter and distributor of the Portfolio. It is a Delaware limited liability company with its principal offices at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258.

The Distributor is a member of the Financial Industry Regulatory Authority (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org or the Public Disclosure Hotline at 800-289-9999.

13

HOW SHARES ARE PRICED

The net asset value (“NAV”) per share for each class of the Portfolio is determined each business day as of the close of regular trading (“Market Close”) on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The Portfolio is open for business every day the NYSE is open. The NYSE is closed on all weekends and on all national holidays and Good Friday. Portfolio shares will not be priced on those days. The NAV per share of each class of the Portfolio is computed by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. The NAV of the Portfolio is determined based upon the NAV of the Master Fund.

Securities of the Master Fund are valued at their NAV. For more information regarding the determination of NAV of the Master Fund, including the circumstances under which the Master Fund will use fair value pricing and the effects of using fair value pricing, see the Master Fund’s Prospectus and SAI.

When your Variable Contract or Qualified Plan is buying shares of the Portfolio, it will pay the NAV that is next calculated after the order from the Variable Contract Holder or Qualified Plan Participant is received in proper form. When the Variable Contract Holder or Qualified Plan Participant is selling shares, it will normally receive the NAV that is next calculated after the order form is received from the Variable Contract Holder or Qualified Plan participant in proper form. Investments will be processed at the NAV next calculated after an order is received and accepted by the Portfolio or its designated agent. In order to receive that day’s price, your order must be received by Market Close.

14

HOW TO BUY AND SELL SHARES

The Portfolio’s shares may be offered to insurance company separate accounts serving as investment options under Variable Contracts, Qualified Plans outside the separate account context, custodial accounts, certain investment advisers and their affiliates in connection with the creation or management of the Portfolio, other investment companies and other investors as permitted by the diversification and other requirements of section 817(h) of the Internal Revenue Code of 1986, as amended (the “Code”) and the underlying U.S. Treasury Regulations. The Portfolio may not be available as investment options in your Variable Contract, through your Qualified Plan or other investment company. Please refer to the prospectus for the appropriate insurance company separate account, investment company or your plan documents for information on how to direct investments in, or redemptions from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

The Portfolio currently does not foresee any disadvantages to investors if the Portfolio serves as an investment option for Variable Contracts and it offers its shares directly to Qualified Plans and other permitted investors. However, it is possible that the interest of owners of Variable Contracts, Qualified Plans and other permitted investors, for which the Portfolio serves as an investment option, might at some time be in conflict because of differences in tax treatment or other considerations. The Board directed the Adviser to monitor events to identify any material conflicts between Variable Contract owners, Qualified Plans and other permitted investors and would have to determine what action, if any, should be taken in the event of such conflict. If such a conflict occurred, an insurance company participating in the Portfolio might be required to redeem the investment of one or more of its separate accounts from the Portfolio or a Qualified Plan, investment company or other permitted investor might be required to redeem its investment, which might force the Portfolio to sell securities at disadvantageous prices. The Portfolio may discontinue sales to a Qualified Plan and require plan participants with existing investments in the Portfolio to redeem those investments if the Qualified Plan loses (or in the opinion of the Adviser, is at risk of losing) its Qualified Plan status.

The Portfolio reserves the right to suspend the offering of shares or to reject any specific purchase order. The Portfolio may suspend redemptions or postpone payments when the NYSE is closed or when trading is restricted for any reason or under emergency circumstances as determined by the SEC.

Distribution Plan and Shareholder Service Plan

The Portfolio has a Plan of Distribution pursuant to Rule 12b-1 (“Distribution Plan”) in accordance with Rule 12b-1 under the 1940 Act for the Class S2 shares. Under the Distribution Plan, the Portfolio makes payment at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to its Class S2 shares. The Distributor has agreed to waive 0.10% of the distribution fees through May 1, 2014. These payments are made to the Distributor on an ongoing basis as compensation for services the Distributor provides and expenses it bears in connection with the marketing and other fees to support the sale and distribution of the Class S2 shares of the Portfolio. Because these fees are paid out of the Portfolio’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

In addition, the Portfolio has a Shareholder Service Plan (“Service Plan”) for the Class S2 shares. The Service Plan allows the Company to enter into shareholder servicing agreements with insurance companies, broker dealers (including the Adviser) and other financial intermediaries that provide shareholder and administrative services relating to Class S2 shares of the Portfolio and its shareholders. Under the Service Plan, the Portfolio makes payments at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to each of its Class S2 shares. The Distributor has agreed to waive 0.10% of the distribution fees through May 1, 2014. These payments are made to the Distributor in connection with personal services rendered to Portfolio shareholders and the maintenance of shareholders’ accounts.

Portfolio	Class S2
ING Fidelity® VIP Mid Cap	0.50%

Fidelity Distributors Corporation (“FDC”) distributes Service Class 2 shares of the Master Fund.

Service Class 2 of the Master Fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. Under the plan, Service Class 2 of the Master Fund is authorized to pay its distributor, FDC, a 12b-1 (service) fee as compensation for providing support services that benefit variable product owners. Service Class 2 of the Master Fund currently pays FDC a 12b-1 (service) fee at a annual rate of 0.25% of its average net assets throughout the month. Shareholders of Service Class 2 shares of the Portfolio that invests in Service Class 2 shares of its corresponding Master Fund pay only its proportionate share of the Master Fund 12b-1 Plan expenses.

15

FREQUENT TRADING - MARKET TIMING

The Portfolio is intended for long-term investment and not as a short-term trading vehicle. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not purchase shares of the Portfolio. Shares of the Portfolio are primarily sold through omnibus account arrangements with financial intermediaries, as investment options for Variable Contracts issued by insurance companies and as investment options for Qualified Plans. Omnibus accounts generally do not identify customers’ trading activity on an individual basis. The Portfolio’s administrator has agreements which require such intermediaries to provide detailed account information, including trading history, upon request of the Portfolio.

The Portfolio relies on the financial intermediaries to monitor frequent, short-term trading within the Portfolio by its customers. You should review the materials provided to you by your financial intermediary including, in the case of a Variable Contract, the prospectus that describes the contract or, in the case of a Qualified Plan, the plan documentation for its policies regarding frequent, short-term trading. With trading information received as a result of these agreements, the Portfolio may make a determination that certain trading activity is harmful to the Portfolio and its shareholders, even if such activity is not strictly prohibited by the intermediaries’ excessive trading policy. As a result, a shareholder investing directly or indirectly in the Portfolio may have their trading privileges suspended without violating the stated excessive trading policy of the intermediary. The Portfolio reserves the right, in its sole discretion and without prior notice, to reject, restrict, or refuse purchase orders whether directly or by exchange including purchase orders that have been accepted by a financial intermediary. The Portfolio seeks assurances from the financial intermediaries that they have procedures adequate to monitor and address frequent, short-term trading. There is, however, no guarantee that the procedures of the financial intermediaries will be able to curtail frequent, short-term trading activity.

The Portfolio believes that market timing or frequent, short-term trading in any account, including a Variable Contract or Qualified Plan account, is not in the best interest of the Portfolio or its shareholders. Due to the disruptive nature of this activity, it can adversely impact the ability of the Adviser or the Sub-Adviser (if applicable) to invest assets in an orderly, long-term manner. Frequent trading can disrupt the management of the Portfolio and raise their expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; lost opportunity costs; and large asset swings that decrease the Portfolio’s ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on the Portfolio’s performance.

If the Portfolio invests in foreign securities, it may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time the Portfolio computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Portfolio’s current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Portfolio based on such pricing discrepancies. This is often referred to as “price arbitrage.” Such price arbitrage opportunities may also occur in portfolios which do not invest in foreign securities. For example, if trading in a security held by the Portfolio is halted and does not resume prior to the time the Portfolio calculates its NAV, such “stale pricing” presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, portfolios that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Portfolio has adopted fair valuation policies and procedures intended to reduce the Portfolio’s exposure to price arbitrage, stale pricing, and other potential pricing discrepancies. However, to the extent that the Portfolio’s NAV does not immediately reflect these changes in market conditions, short-term trading may dilute the value of Portfolio shares, which negatively affects long-term shareholders.

Although the policies and procedures known to the Portfolio that are followed by the financial intermediaries that use the Portfolio and the monitoring by the Portfolio are designed to discourage frequent, short-term trading, none of these measures can eliminate the possibility that frequent, short-term trading activity in the Portfolio will occur. Moreover, decisions about allowing trades in the Portfolio may be required. These decisions are inherently subjective, and will be made in a manner that is in the best interest of the Portfolio’s shareholders.

16

PAYMENTS TO FINANCIAL INTERMEDIARIES

ING mutual funds may be offered as investment options in Variable Contracts issued by affiliated and non-affiliated insurance companies and in Qualified Plans. Fees derived from the Portfolio’s Distribution and/or Service Plans (if applicable) may be paid to insurance companies, broker-dealers and companies that service Qualified Plans for selling the Portfolio’s shares and/or for servicing shareholder accounts. In addition, the Portfolio’s Adviser, Distributor, Administrator or its affiliated entities, out of their own resources and without additional cost to the Portfolio or its shareholders, may pay additional compensation to these insurance companies, broker-dealers, or companies that service Qualified Plans. The Adviser, Distributor, Administrator, or affiliated entities of the Portfolio may also share their profits with affiliated insurance companies or other ING entities through inter-company payments.

For non-affiliated insurance companies and Qualified Plans, payments from the Portfolio’s Distribution and/or Service Plans (if applicable) as well as payments (if applicable) from the Portfolio’s Adviser and/or Distributor generally are based upon an annual percentage of the average net assets held in the Portfolio by those companies. The Portfolio’s Adviser and Distributor may make payments for administrative, record keeping, or other services that insurance companies or Qualified Plans provide to facilitate investment in the Portfolio. These payments as well as payments from the Portfolio’s Distribution and/or Service Plans (if applicable) may also provide incentive for insurance companies or Qualified Plans to make the Portfolio available through Variable Contracts or Qualified Plans, and thus they may promote the distribution of the shares of the Portfolio.

As of the date of this Prospectus, the Distributor has entered into agreements with the following non-affiliated insurance companies: Zürich Kemper Life Insurance Company; Symetra Life Insurance Company; and First Fortis Life Insurance Company. Fees payable under these agreements are at annual rates that range from 0.15% to 0.25%. This is computed as a percentage of the average aggregate amount invested in the Portfolio by Variable Contract holders through the relevant insurance company’s Variable Contracts.

The insurance companies issuing Variable Contracts or Qualified Plans that use the Portfolio as an investment option may also pay fees to third parties in connection with distribution of the Variable Contracts and for services provided to Variable Contract owners. Entities that service Qualified Plans may also pay fees to third parties to help service the Qualified Plans or the accounts of their participants. The Portfolio, the Adviser, and the Distributor are not parties to these arrangements. Variable Contract owners should consult the prospectus and statement of additional information for their Variable Contracts for a discussion of these payments and should consult with their agent or broker. Qualified Plan participants should consult with their pension servicing agent.

Ultimately, the agent or broker selling the Variable Contract to you could have a financial interest in selling you a particular product to increase the compensation they receive. Please make sure you read fully each prospectus and discuss any questions you have with your agent or broker.

17

DIVIDENDS, DISTRIBUTIONS, AND TAXES

Dividends and Distributions

Dividends from net investment income are declared and paid by the Portfolio at least annually. The Portfolio will also pay distributions from net realized capital gains, reduced by available capital losses, at least annually. All dividends and capital gain distributions will be automatically reinvested in additional shares of the Portfolio at the NAV of such shares on the payment date unless a participating insurance company’s separate account is permitted to hold cash and elects to receive payment in cash. From time to time, a portion of the Portfolio’s distributions may constitute a return of capital.

To comply with federal tax regulations, the Portfolio may also pay an additional capital gains distribution.

Tax Matters

Holders of Variable Contracts should refer to the prospectus for their contracts for information regarding the tax consequences of owning such contracts and should consult their tax advisers before investing.

The Portfolio intends to qualify as a regulated investment company (“RIC”) for federal income tax purposes by satisfying the requirements under Subchapter M of the Code, including requirements with respect to diversification of assets, distribution of income and sources of income. As a RIC, the Portfolio generally will not be subject to tax on its net investment company taxable income and net realized capital gains that it distributes to its shareholders.

The Portfolio also intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for Variable Contracts so that owners of these contracts should not be subject to federal tax on distributions of dividends and income from the Portfolio to the insurance company’s separate accounts.

Since the sole shareholders of the Portfolio will be separate accounts or other permitted investors, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the policies, see the attached prospectus for the policy.

See the SAI for further information about tax matters.

THE TAX STATUS OF YOUR INVESTMENT IN THE PORTFOLIO DEPENDS UPON THE FEATURES OF YOUR VARIABLE CONTRACT. FOR FURTHER INFORMATION, PLEASE REFER TO THE PROSPECTUS FOR THE VARIABLE CONTACT.

18

INDEX DESCRIPTIONS

The Standard and Poor’s (“S&P”) MidCap 400 Index is an unmanaged index that measures the performance of the mid-size company segment of the U.S. market.

19

FINANCIAL HIGHLIGHTS

The following financial highlights are intended to help you understand the Portfolio’s Class S2 shares’ financial performance for the past five years or, if shorter, the period of the share class’ operations. Certain information reflects financial results for a single share. The total returns represent the rate that an investor would have earned (or lost) on an investment in a share of the Portfolio (assuming reinvestment of all dividends and distributions). This information has been derived from the Portfolio’s financial statements that were audited by KPMG LLP, an independent registered public accounting firm. The report of KPMG LLP, along with the financial statements included in the annual shareholder report dated December 31, 2012, are incorporated herein by reference.

20

FINANCIAL HIGHLIGHTS  (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less distributions						Ratios to average net assets			Supplemental data		Ratios and supplemental data including the master fund
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss) on master fund	Total from investment operations	From net investment income	From net realized gains from master fund	From return of capital from master fund	Total distributions	Net asset value, end of year or period	Total Return(1)	Gross expenses excluding expenses of the master fund(2)(3)(4)	Net expenses excluding expenses of the master fund(2)(3)(4)	Net investment income (loss) excluding expenses of the master fund(2)(4)	Net assets, end of year or period	Portfolio turnover rate(5)	Expenses including gross expenses of the master fund(2)(3)(4)	Expenses including expenses net of voluntary waivers, if any, of the master fund(2)(3)(4)	Expenses including expenses net of all reductions of the master fund(2)(3)(4)	Portfolio turnover rate of the master fund
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	($000’s)	(%)	(%)	(%)	(%)	(%)
ING Fidelity® VIP Mid Cap Portfolio
Class S2
12-31-12	11.55	(0.01)	1.62	1.61	—	—	—	—	13.16	13.94	0.65	0.45	(0.05)	4	11	1.55	1.35	1.33	187
12-31-11	13.02	(0.05)	(1.41)	(1.46)	0.01	—	—	0.01	11.55	(11.19)	0.55	0.45	(0.43)	3	6	1.46	1.36	1.35	84
12-31-10	10.23	(0.04)	2.89	2.85	0.06	—	—	0.06	13.02	28.02	0.55	0.45	(0.33)	4	13	1.46	1.36	1.35	25
05-28-09(6) - 12-31-09	9.95	0.01•	2.10	2.11	0.54	1.29	—	1.83	10.23	23.22	0.55	0.45	0.11	3	13	1.48	1.38	1.38	57
See Accompanying Notes to Financial Highlights
21

ACCOMPANYING NOTES TO FINANCIAL HIGHLIGHTS

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital, if any, at net asset value. Total return for periods less than one year is not annualized. The Portfolio’s performance is shown without the imposition of any expenses or charges, which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

(2)	Annualized for periods less than one year.

(3)	Expense ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

(4)	Expense ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage commission recapture arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor but prior to reductions from brokerage commission recapture arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(5)	Portfolio turnover rate is calculated based on the Portfolio’s purchases or sales of the master fund.

(6)	Commencement of operations.

•	Calculated using average number of shares outstanding throughout the period.

*	Amount is less than $0.005 or more than $(0.005).

22

TO OBTAIN MORE INFORMATION

You’ll find more information about the Portfolio in our:

ANNUAL/SEMI-ANNUAL SHAREHOLDER REPORTS

In the Portfolio’s annual/semi-annual shareholder reports, you will find a discussion of the recent market conditions and principal investment strategies that significantly affected the Portfolio’s performance during the last fiscal year, the financial statements and the independent registered public accounting firm’s reports (in the annual shareholder report only).

STATEMENT OF ADDITIONAL INFORMATION

The SAI contains more detailed information about the Portfolio. The SAI is legally part of this Prospectus (it is incorporated by reference). A copy has been filed with the SEC.

Please write, call or visit our website for a free copy of the current annual/semi-annual shareholder reports, the SAI, or other Portfolio information.

To make shareholder inquiries contact: The ING Funds 7337 East Doubletree Ranch Road, Suite 100
Scottsdale, AZ 85258-2034 1-800-262-3862 or visit our website at www.INGInvestment.com

This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC’s Public Reference Room in Washington, D.C. or call 202-551-8090 for information on the operation of the Public Reference Room. Otherwise, you may obtain the information for a fee, by contacting the SEC at:

U.S. Securities and Exchange Commission Public Reference Section
100 F Street, N.E.
Washington, D.C. 20549

or at the e-mail address: publicinfo@sec.gov

Or obtain the information at no cost by visiting the SEC’s Internet website at www.sec.gov.

When contacting the SEC, you will want to refer to the Portfolio’s SEC file number. The file number is as follows:

ING Partners, Inc.	811-8319
ING Fidelity® VIP Mid Cap Portfolio

PRO-IPIFS2 (0413-043013)

Prospectus	April 30, 2013

  ING Solution Aggressive Portfolio Class: ADV/IAVAX; S/IAVSX

  ING Solution Balanced Portfolio Class: ADV/ISGAX; S/ISGKX

  ING Solution Conservative Portfolio Class: ADV/ICGAX; S/ICGSX

  ING Solution Income Portfolio Class: ADV/ISWAX; S/ISWSX

  ING Solution Moderately Aggressive Portfolio Class: ADV/IAGAX; S/IAGSX

  ING Solution Moderately Conservative Portfolio Class: ADV/ISPGX; S/ISPSX

  ING Solution 2015 Portfolio Class: ADV/ISOAX; S/ISOSX

  ING Solution 2020 Portfolio Class: ADV/ISNAX; S/ISNCX

  ING Solution 2025 Portfolio Class: ADV/ISZAX; S/ISZSX

  ING Solution 2030 Portfolio Class: ADV/ISNFX; S/ISNHX

  ING Solution 2035 Portfolio Class: ADV/ISQAX; S/ISQSX

  ING Solution 2040 Portfolio Class: ADV/ISNKX; S/ISNMX

  ING Solution 2045 Portfolio Class: ADV/ISRAX; S/ISRSX

  ING Solution 2050 Portfolio Class: ADV/ISNPX; S/ISNRX

  ING Solution 2055 Portfolio Class: ADV/IASPX; S/ISSPX

Each Portfolio’s shares may be offered to insurance company separate accounts serving as investment options under variable annuity contracts and variable life insurance policies (“Variable Contracts”), qualified pension and retirement plans (“Qualified Plans”), custodial accounts, and certain investment advisers and their affiliates in connection with the creation or management of the Portfolios, other investment companies, and other permitted investors.
NOT ALL PORTFOLIOS MAY BE AVAILABLE IN ALL JURISDICTIONS, UNDER ALL VARIABLE CONTRACTS OR UNDER ALL QUALIFIED PLANS.
The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities nor has the SEC judged whether the information in this Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

INVESTMENTS

ING Solution Aggressive Portfolio

INVESTMENT OBJECTIVE

The Portfolio seeks growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO

The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

Annual Portfolio Operating Expenses
Expenses you pay each year as a % of the value of your investment

Class		ADV	S
Management Fees	%	0.14	0.14
Distribution and/or Shareholder Services (12b-1) Fees	%	0.50	0.25
Administrative Services Fees	%	0.10	0.10
Other Expenses[1]	%	0.20	0.20
Acquired Fund Fees and Expenses[1]	%	0.79	0.79
Total Annual Portfolio Operating Expenses[2]	%	1.73	1.48
Waivers and Reimbursements[3]	%	(0.34)	(0.34)
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	%	1.39	1.14

1	Other Expenses and Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year.

2	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

3	The adviser is contractually obligated to limit expenses to 1.39% and 1.14% of Class ADV and Class S shares, respectively, through May 1, 2015; the obligation does not extend to interest, taxes, brokerage commissions, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years.

Expense Examples $

The Examples are intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Examples do not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated. The Examples also assume that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Yr	3 Yrs
ADV	$142	463
S	$116	385

The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first two years of the three-year period.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Examples, affect the Portfolio’s performance.

Since the Portfolio had not commenced operations as of December 31, 2012, there is no annual portfolio turnover rate information included.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio may invest up to 100% of its assets in a combination of Underlying Funds, which are actively managed funds or passively managed funds (index funds), that predominantly invest in equity securities of U.S. and foreign issuers.

The Target Allocations are measured with reference to the primary investment strategies of the Underlying Funds; actual exposure to equity securities and debt instruments will vary from the Target Allocations if an Underlying Fund is not substantially invested in accordance with its primary investment strategy. The Portfolio may periodically deviate from the Target Allocations based on an assessment of the current market conditions or other factors. Generally, the deviations fall within the range of +/- 10% relative to the current Target Allocations. The sub-adviser (“Sub-Adviser”) may determine, in light of market conditions or other factors, to deviate by a wider margin in order to protect the Portfolio, achieve its investment objective, or to take advantage of particular opportunities.

The Underlying Funds provide exposure to a wide range of traditional asset classes which include stocks, bonds, and cash and non-traditional asset classes (also known as alternative strategies) which include, but are not limited to, real estate, commodities, and floating rate loans.

Equity securities in which the Underlying Funds invest include, but are not limited to, domestic and international large-, mid-, and small-capitalization stocks (may be growth oriented, value oriented, or a blend); emerging market securities; domestic and international real estate stocks, including real estate investment trusts; and natural resource/commodity securities.

ING Solution Aggressive Portfolio	1

Debt instruments in which the Underlying Funds invest include, but are not limited to, domestic and international intermediate, long-term and short-term bonds; high-yield bonds commonly referred to as “junk bonds;” floating rate loans; and Treasury inflation protected securities.

The Portfolio may also invest in derivatives, including futures, and swaps (including interest rate swaps, total return swaps, and credit default swaps), to make tactical asset allocations, to seek to minimize risk, and to assist in managing cash.

The Portfolio may invest up to 20% of its total assets in exchange-traded funds.

The Portfolio may also allocate in the future to the following asset class: emerging markets debt instruments. There can be no assurance that this allocation will occur.

The Portfolio will be rebalanced periodically to return to the Target Allocation. The Target Allocation may be changed at any time by the Sub-Adviser.

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio, even near, at, or after the Target Date. There is no guarantee that the Portfolio will provide adequate income at and through your retirement or for any of your financial goals. The value of your investment in the Portfolio changes with the values of the Underlying Funds and their investments. Any of the following risks, among others, could affect the Portfolio’s or an Underlying Fund’s performance or cause the Portfolio or an Underlying Fund to lose money or to underperform market averages of other funds.

Asset Allocation   Assets will be allocated among Underlying Funds and markets based on judgments by the Adviser. There is a risk that the Portfolio may allocate assets to an Underlying Fund or asset class that underperforms other funds or asset classes.

Call   During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, an Underlying Fund would experience a decline in income.

Commodities   The operations and financial performance of companies in natural resources industries may be directly affected by commodity prices. This risk is exacerbated for those natural resources companies that own the underlying commodity.

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Credit   Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Credit Default Swaps   The Portfolio or an Underlying Fund may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the Portfolio or an Underlying Fund pays a fee to protect against the risk that a security held by the Portfolio or the Underlying Fund will default. As a seller of the swap, the Portfolio or an Underlying Fund receives payment(s) in return for its obligation to pay the counterparty the full national value of the security in the event of a default of the security issuer. As a seller of a swap, the Portfolio or an Underlying Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio or an Underlying Fund would be subject to investment exposure on the notional value of the swap. Credit default swaps are largely unregulated and susceptible to liquidity, credit, and counterparty risks.

Currency   To the extent that an Underlying Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio or an Underlying Fund and reduce its returns. Derivatives may not perform as expected, so the Portfolio or an Underlying Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio or an Underlying Fund to the risk of improper valuation.

Floating Rate Loans   The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans and many floating rate loans are subject to restrictions on resale.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Underlying Funds experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Foreign investment risks may be greater in developing and emerging markets than in developed markets. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

2	ING Solution Aggressive Portfolio

High-Yield Securities   Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Index Strategy   The index selected may underperform the overall market and an Underlying Fund might fail to track its target index. The correlation between an Underlying Fund and index performance may be affected by the Underlying Fund’s expenses and the timing of purchases and redemptions of the Underlying Fund’s shares. An Underlying Fund’s actual holdings might not match the Index and the Underlying Fund’s effective exposure to index securities at any given time may not equal 100%.

Inflation-Indexed Bonds   If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Interest Rate   With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase an Underlying Fund’s exposure to risks associated with rising interest rates.

Liquidity   If a security is illiquid, an Underlying Fund might be unable to sell the security at a time when the manager might wish to sell, and the security could have the effect of decreasing the overall level of an Underlying Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount an Underlying Fund could realize upon disposition. An Underlying Fund may make investments that become less liquid in response to market developments or adverse investor perception. An Underlying Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to an Underlying Fund.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which the Underlying Funds invest. Rather, the market could favor securities to which the Underlying Funds are not exposed or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Underlying Funds costs and impair the ability of the Underlying Funds to achieve its investment objectives.

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio or an Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio and a proportionate share of the expenses of each Underlying Fund.

Real Estate Companies and Real Estate Investment Trusts (“REITs”)   Investing in real estate companies and REITs may subject an Underlying Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.

Sovereign Debt   These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting

ING Solution Aggressive Portfolio	3

sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

Because the Portfolio had not commenced operations as of the calendar year ended December 31, 2012, there is no annual performance information included.

PORTFOLIO MANAGEMENT

Investment Adviser	Sub-Adviser
Directed Services LLC	ING Investment Management Co. LLC

Portfolio Managers
Heather Hackett, CFA	Halvard Kvaale, CIMA
Portfolio Manager (since 04/13)	Portfolio Manager (since 04/13)
Paul Zemsky, CFA
Portfolio Manager (since 04/13)

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

4	ING Solution Aggressive Portfolio

ING Solution Balanced Portfolio (formerly, ING Solution Growth Portfolio)

INVESTMENT OBJECTIVE

The Portfolio seeks to provide capital growth through a diversified asset allocation strategy.

FEES AND EXPENSES OF THE PORTFOLIO

The tables describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The tables do not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

On March 18, 2013, shareholders of the Portfolio were sent a proxy statement, which asked shareholders to approve a new fee structure (the “Amended Fee Structure”), which would modify the fees payable to the Adviser. Under the proposed Amended Fee Structure, the current Management Fee rate would continue to be charged with respect to assets invested in underlying funds in the ING Fund Complex (“Underlying Funds”), but a higher Management Fee rate would be charged on assets invested in other types of securities.

If the Amended Fee Structure is approved by shareholders, the fees you would pay if you buy and hold shares of the Portfolio will change. The current fee structure is reflected in Fee Table A below. The Amended Fee Structure is reflected below in Fee Table B. Similarly, if the Amended Fee Structure is approved, the expenses you pay as a shareholder of the Portfolio may change. An example intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds is also included below. Expense Example Table A shows an example based on the current fee structure. Expense Example Table B shows an example based on the Amended Fee Structure.

There is no guarantee that shareholders will approve the Amended Fee Structure, in which case the Portfolio will continue to operate under the current fee structure. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Portfolio’s website at www.INGFunds.com/vp/literature.

Fee Table A - Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class		ADV	S
Management Fees	%	0.10	0.10
Distribution and/or Shareholder Services (12b-1) Fees	%	0.50	0.25
Administrative Services Fees	%	0.10	0.10
Other Expenses	%	0.03	0.03
Acquired Fund Fees and Expenses	%	0.69	0.69
Total Annual Portfolio Operating Expenses[2]	%	1.42	1.17
Waivers and Reimbursements[3]	%	(0.11)	(0.11)
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	%	1.31	1.06

1	Expense ratios have been adjusted to reflect current fees.

2	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

3	The adviser is contractually obligated to limit expenses to 0.62% and 0.37% of Class ADV and Class S shares, respectively, through May 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years.

Expense Examples $

The Examples are intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Examples do not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated. The Examples also assume that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Example Table A

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
ADV	$133	439	766	1,692
S	$108	361	633	1,411

The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.

Fee Table B - Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class		ADV	S
Management Fees[2]	%	0.14	0.14
Distribution and/or Shareholder Services (12b-1) Fees	%	0.50	0.25
Administrative Services Fees	%	0.10	0.10
Other Expenses	%	0.03	0.03
Acquired Fund Fees and Expenses	%	0.69	0.69
Total Annual Portfolio Operating Expenses[3]	%	1.46	1.21

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Class		ADV	S
Waivers and Reimbursements[4]	%	(0.16)	(0.16)
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	%	1.30	1.05

1	Expense ratios have been adjusted to reflect current contractual rates.

2	Pending shareholder approval, the Portfolio’s Management Fee structure was changed to a “bifurcated fee” structure as follows: an annual rate of 0.10% of the Portfolio’s average daily net assets invested in Underlying Funds within the ING Funds complex, and 0.30% of the Portfolio’s average daily net assets invested in direct investments, which include, but are not limited to, exchange-traded funds, securities issued by non-investment company issuers, such as operating companies, and derivative instruments. The Management Fee reflected in the table is calculated based on an estimated investment of 20% of the Portfolio’s assets in direct investments.

3	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

4	The adviser is contractually obligated to limit expenses to 1.30% and 1.05% of Class ADV and Class S shares, respectively, through at least May 1, 2018; the obligation does not extend to interest, taxes, brokerage commissions, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years.

Expense Examples $

The Examples are intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Examples do not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated. The Examples also assume that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Example Table B

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
ADV	$132	412	713	1,669
S	$107	334	579	1,386

The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-, three-, and five-year periods and the first five years of the ten-year period.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Examples, affect the Portfolio’s performance.

During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 75% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests in a combination of Underlying Funds, which are actively managed funds or passively managed funds (index funds), that invest in U.S. stocks, international stocks, U.S. bonds, and other debt instruments and the Portfolio uses an asset allocation strategy designed for investors saving for retirement. The Portfolio’s current approximate target investment allocations (expressed as a percentage of its net assets) among the Underlying Funds are: 65% in equity securities; and 35% in debt instruments. As these are Target Allocations, the actual allocations of the Portfolios assets may deviate from the percentages shown.

The Target Allocations are measured with reference to the primary investment strategies of the Underlying Funds; actual exposure to equity securities and debt instruments will vary from the Target Allocations if an Underlying Fund is not substantially invested in accordance with its primary investment strategy. The Portfolio may periodically deviate from the Target Allocations based on an assessment of the current market conditions or other factors. Generally, the deviations fall within the range of +/- 10% relative to the current Target Allocations. The Portfolio may, in light of market conditions or other factors, deviate by a wider margin in order to protect the Portfolio, achieve its investment objective, or to take advantage of particular opportunities.

The Underlying Funds provide exposure to a wide range of traditional asset classes which include stocks, bonds, and cash and non-traditional asset classes (also known as alternative strategies) which include, but are not limited to, real estate, commodities, and floating rate loans.

Equity securities in which the Underlying Funds invest include, but are not limited to, domestic and international large-, mid-, and small-capitalization stocks (may be growth oriented, value oriented, or a blend); emerging market securities; domestic and international real estate stocks, including real estate investment trusts; and natural resource/commodity securities.

Debt instruments in which the Underlying Funds invest include, but are not limited to, domestic and international intermediate, long-term and short-term bonds; high-yield bonds commonly referred to as “junk bonds;” floating rate loans; and Treasury inflation protected securities.

The Portfolio may also invest in derivatives, including futures, and swaps (including interest rate swaps, total return swaps, and credit default swaps), to make tactical asset allocations, to seek to minimize risk, and to assist in managing cash.

The Portfolio may invest up to 20% of its total assets in exchange-traded funds.

The Portfolio may also allocate in the future to the following asset class: emerging markets debt instruments. There can be no assurance that this allocation will occur.

The Portfolio will be rebalanced periodically to return to the Target Allocation. The Target Allocation may be changed at any time by the Sub-Adviser.

6	ING Solution Balanced Portfolio

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio. The value of your investment in the Portfolio changes with the values of the Underlying Funds and their investments. Any of the following risks, among others, could affect the Portfolio’s or an Underlying Fund’s performance or cause the Portfolio or an Underlying Fund to lose money or to underperform market averages of other funds.

Asset Allocation   Assets will be allocated among Underlying Funds and markets based on judgments by the Adviser. There is a risk that the Portfolio may allocate assets to an Underlying Fund or asset class that underperforms other funds or asset classes.

Call   During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, an Underlying Fund would experience a decline in income.

Commodities   The operations and financial performance of companies in natural resources industries may be directly affected by commodity prices. This risk is exacerbated for those natural resources companies that own the underlying commodity.

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Credit   Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Credit Default Swaps   The Portfolio or an Underlying Fund may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the Portfolio or an Underlying Fund pays a fee to protect against the risk that a security held by the Portfolio or the Underlying Fund will default. As a seller of the swap, the Portfolio or an Underlying Fund receives payment(s) in return for its obligation to pay the counterparty the full national value of the security in the event of a default of the security issuer. As a seller of a swap, the Portfolio or an Underlying Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio or an Underlying Fund would be subject to investment exposure on the notional value of the swap. Credit default swaps are largely unregulated and susceptible to liquidity, credit, and counterparty risks.

Currency   To the extent that an Underlying Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio or an Underlying Fund and reduce its returns. Derivatives may not perform as expected, so the Portfolio or an Underlying Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio or an Underlying Fund to the risk of improper valuation.

Floating Rate Loans   The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans and many floating rate loans are subject to restrictions on resale.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Underlying Funds experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Foreign investment risks may be greater in developing and emerging markets than in developed markets. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

High-Yield Securities   Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Index Strategy   The index selected may underperform the overall market and an Underlying Fund might fail to track its target index. The correlation between an Underlying Fund and index performance may be affected by the Underlying Fund’s expenses and the timing of purchases and redemptions of the Underlying Fund’s shares. An Underlying Fund’s actual holdings might not match the Index and the Underlying Fund’s effective exposure to index securities at any given time may not equal 100%.

Inflation-Indexed Bonds   If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

ING Solution Balanced Portfolio	7

Interest Rate   With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase an Underlying Fund’s exposure to risks associated with rising interest rates.

Liquidity   If a security is illiquid, an Underlying Fund might be unable to sell the security at a time when the manager might wish to sell, and the security could have the effect of decreasing the overall level of an Underlying Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount an Underlying Fund could realize upon disposition. An Underlying Fund may make investments that become less liquid in response to market developments or adverse investor perception. An Underlying Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to an Underlying Fund.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which the Underlying Funds invest. Rather, the market could favor securities to which the Underlying Funds are not exposed or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Underlying Funds costs and impair the ability of the Underlying Funds to achieve its investment objectives.

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio or an Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio and a proportionate share of the expenses of each Underlying Fund.

Real Estate Companies and Real Estate Investment Trusts (“REITs”)   Investing in real estate companies and REITs may subject an Underlying Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.

Sovereign Debt   These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio’s Class ADV shares’ performance from year to year, and the table compares the Portfolio’s Class ADV shares’ and Class S shares’ performance to the performance of a broad-based securities market index/indices for the same period. Class ADV shares and Class S shares of the Portfolio would have substantially similar performance because they invest in the same portfolio of securities. However, Class S shares’ performance would be higher than Class ADV shares’ performance because of the higher expenses paid by Class ADV shares. The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a

8	ING Solution Balanced Portfolio

Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio’s past performance is no guarantee of future results.

Calendar Year Total Returns Class ADV
(as of December 31 of each year)

Best quarter: 2nd, 2009, 15.68% and Worst quarter: 4th, 2008, (17.55)%

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs	10 Yrs (or since inception)	Inception Date
Class ADV	%	13.35	0.84	0.41	07/02/07
Class S	%	13.71	1.20	0.78	07/02/07
S&P Target Risk Growth Index[1]	%	11.72	2.21	2.22[2]	—

1	The index returns do not reflect deductions for fees, expenses, or taxes.

2	Reflects index performance since the date closest to the Class’ inception for which data is available.

PORTFOLIO MANAGEMENT

On March 18, 2013, shareholders of the Portfolio were sent a proxy statement, which asked shareholders to approve the appointment of ING Investment Management Co., LLC as the Sub-Adviser to the Portfolio. If shareholders approve this proposal, ING Investment Management Co., LLC will become the Sub-Adviser to the Portfolio; however, the individuals listed as members of the Investment Committee will continue to be responsible for the day-to-day management of the Portfolio. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Portfolio’s website at www.INGFunds.com/vp/literature.

Investment Adviser
Directed Services LLC

Investment Committee
Heather Hackett, CFA	Halvard Kvaale, CIMA
Committee Member (since 08/09)	Committee Member (since 08/12)
Paul Zemsky, CFA
Committee Member (since 12/07)

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

ING Solution Balanced Portfolio	9

ING Solution Conservative Portfolio

INVESTMENT OBJECTIVE

The Portfolio seeks to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

FEES AND EXPENSES OF THE PORTFOLIO

The tables describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The tables do not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

On March 18, 2013, shareholders of the Portfolio were sent a proxy statement, which asked shareholders to approve a new fee structure (the “Amended Fee Structure”), which would modify the fees payable to the Adviser. Under the proposed Amended Fee Structure, the current Management Fee rate would continue to be charged with respect to assets invested in underlying funds in the ING Fund Complex (“Underlying Funds”), but a higher Management Fee rate would be charged on assets invested in other types of securities.

If the Amended Fee Structure is approved by shareholders, the fees you would pay if you buy and hold shares of the Portfolio will change. The current fee structure is reflected in Fee Table A below. The Amended Fee Structure is reflected below in Fee Table B. Similarly, if the Amended Fee Structure is approved, the expenses you pay as a shareholder of the Portfolio may change. An example intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds is also included below. Expense Example Table A shows an example based on the current fee structure. Expense Example Table B shows an example based on the Amended Fee Structure.

There is no guarantee that shareholders will approve the Amended Fee Structure, in which case the Portfolio will continue to operate under the current fee structure. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Portfolio’s website at www.INGFunds.com/vp/literature.

Fee Table A - Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class		ADV	S
Management Fees	%	0.10	0.10
Distribution and/or Shareholder Services (12b-1) Fees	%	0.50	0.25
Administrative Services Fees	%	0.10	0.10
Other Expenses	%	0.07	0.07
Acquired Fund Fees and Expenses	%	0.56	0.56
Total Annual Portfolio Operating Expenses[2]	%	1.33	1.08
Waivers and Reimbursements[3]	%	(0.15)	(0.15)
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	%	1.18	0.93

1	Expense ratios have been adjusted to reflect current fees.

2	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

3	The adviser is contractually obligated to limit expenses to 0.62% and 0.37% of Class ADV and Class S shares, respectively, through May 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years.

Expense Examples $

The Examples are intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Examples do not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated. The Examples also assume that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Example Table A

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
ADV	$120	407	714	1,588
S	$95	329	581	1,304

The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.

Fee Table B - Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class		ADV	S
Management Fees[2]	%	0.14	0.14
Distribution and/or Shareholder Services (12b-1) Fees	%	0.50	0.25
Administrative Services Fees	%	0.10	0.10
Other Expenses	%	0.07	0.07
Acquired Fund Fees and Expenses	%	0.56	0.56

10	ING Solution Conservative Portfolio

Class		ADV	S
Total Annual Portfolio Operating Expenses[3]	%	1.37	1.12
Waivers and Reimbursements[4]	%	(0.21)	(0.21)
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	%	1.16	0.91

1	Expense ratios have been adjusted to reflect current contractual rates.

2	Pending shareholder approval, the Portfolio’s Management Fee structure was changed to a “bifurcated fee” structure as follows: an annual rate of 0.10% of the Portfolio’s average daily net assets invested in Underlying Funds within the ING Funds complex, and 0.30% of the Portfolio’s average daily net assets invested in direct investments, which include, but are not limited to, exchange-traded funds, securities issued by non-investment company issuers, such as operating companies, and derivative instruments. The Management Fee reflected in the table is calculated based on an estimated investment of 20% of the Portfolio’s assets in direct investments.

3	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

4	The adviser is contractually obligated to limit expenses to 1.16% and 0.91% of Class ADV and Class S shares, respectively, through at least May 1, 2018; the obligation does not extend to interest, taxes, brokerage commissions, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years.

Expense Examples $

The Examples are intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Examples do not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated. The Examples also assume that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Example Table B

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
ADV	$118	368	638	1,544
S	$93	290	504	1,258

The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-, three-, and five-year periods and the first five years of the ten-year period.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Examples, affect the Portfolio’s performance.

During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 69% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests in a combination of Underlying Funds, which are actively managed funds or passively managed funds (index funds) that invest in U.S. stocks, international stocks, U.S. bonds, and other debt instruments and the Portfolio uses an asset allocation strategy designed for investors saving for retirement. The Portfolio’s current approximate target investment allocations (expressed as a percentage of its net assets) among the Underlying Funds are: 25% in equity securities; and 75% in debt instruments. As these are Target Allocations, the actual allocations of the Portfolio’s assets may deviate from the percentages shown.

The Target Allocations are measured with reference to the primary investment strategies of the Underlying Funds; actual exposure to equity securities and debt instruments will vary from the Target Allocations if an Underlying Fund is not substantially invested in accordance with its primary investment strategy. The Portfolio may periodically deviate from the Target Allocations based on an assessment of the current market conditions or other factors. Generally, the deviations fall within the range of +/- 10% relative to the current Target Allocations. The Portfolio may, in light of market conditions or other factors, deviate by a wider margin in order to protect the Portfolio, achieve its investment objective, or to take advantage of particular opportunities.

The Underlying Funds provide exposure to a wide range of traditional asset classes which include stocks, bonds, and cash and non-traditional asset classes (also known as alternative strategies) which include, but are not limited to, real estate, commodities, and floating rate loans.

Equity securities in which the Underlying Funds invest include, but are not limited to, domestic and international large-, mid-, and small-capitalization stocks (may be growth oriented, value oriented, or a blend); emerging market securities; domestic and international real estate stocks, including real estate investment trusts; and natural resource/commodity securities.

Debt instruments in which the Underlying Funds invest include, but are not limited to, domestic and international intermediate, long-term and short-term bonds; high-yield bonds commonly referred to as “junk bonds;” floating rate loans; and Treasury inflation protected securities.

The Portfolio may also invest in derivatives, including futures, and swaps (including interest rate swaps, total return swaps, and credit default swaps), to make tactical asset allocations, to seek to minimize risk, and to assist in managing cash.

The Portfolio may invest up to 20% of its total assets in exchange-traded funds.

The Portfolio may also allocate in the future to the following asset class: emerging markets debt instruments. There can be no assurance that this allocation will occur.

The Portfolio will be rebalanced periodically to return to the Target Allocation. The Target Allocation may be changed at any time by the Sub-Adviser.

ING Solution Conservative Portfolio	11

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio. The value of your investment in the Portfolio changes with the values of the Underlying Funds and their investments. Any of the following risks, among others, could affect the Portfolio’s or an Underlying Fund’s performance or cause the Portfolio or an Underlying Fund to lose money or to underperform market averages of other funds.

Asset Allocation   Assets will be allocated among Underlying Funds and markets based on judgments by the Adviser. There is a risk that the Portfolio may allocate assets to an Underlying Fund or asset class that underperforms other funds or asset classes.

Call   During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, an Underlying Fund would experience a decline in income.

Commodities   The operations and financial performance of companies in natural resources industries may be directly affected by commodity prices. This risk is exacerbated for those natural resources companies that own the underlying commodity.

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Credit   Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Credit Default Swaps   The Portfolio or an Underlying Fund may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the Portfolio or an Underlying Fund pays a fee to protect against the risk that a security held by the Portfolio or the Underlying Fund will default. As a seller of the swap, the Portfolio or an Underlying Fund receives payment(s) in return for its obligation to pay the counterparty the full national value of the security in the event of a default of the security issuer. As a seller of a swap, the Portfolio or an Underlying Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio or an Underlying Fund would be subject to investment exposure on the notional value of the swap. Credit default swaps are largely unregulated and susceptible to liquidity, credit, and counterparty risks.

Currency   To the extent that an Underlying Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio or an Underlying Fund and reduce its returns. Derivatives may not perform as expected, so the Portfolio or an Underlying Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio or an Underlying Fund to the risk of improper valuation.

Floating Rate Loans   The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans and many floating rate loans are subject to restrictions on resale.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Underlying Funds experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Foreign investment risks may be greater in developing and emerging markets than in developed markets. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

High-Yield Securities   Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Index Strategy   The index selected may underperform the overall market and an Underlying Fund might fail to track its target index. The correlation between an Underlying Fund and index performance may be affected by the Underlying Fund’s expenses and the timing of purchases and redemptions of the Underlying Fund’s shares. An Underlying Fund’s actual holdings might not match the Index and the Underlying Fund’s effective exposure to index securities at any given time may not equal 100%.

Inflation-Indexed Bonds   If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

12	ING Solution Conservative Portfolio

Interest Rate   With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase an Underlying Fund’s exposure to risks associated with rising interest rates.

Liquidity   If a security is illiquid, an Underlying Fund might be unable to sell the security at a time when the manager might wish to sell, and the security could have the effect of decreasing the overall level of an Underlying Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount an Underlying Fund could realize upon disposition. An Underlying Fund may make investments that become less liquid in response to market developments or adverse investor perception. An Underlying Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to an Underlying Fund.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which the Underlying Funds invest. Rather, the market could favor securities to which the Underlying Funds are not exposed or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Underlying Funds costs and impair the ability of the Underlying Funds to achieve its investment objectives.

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio or an Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio and a proportionate share of the expenses of each Underlying Fund.

Real Estate Companies and Real Estate Investment Trusts (“REITs”)   Investing in real estate companies and REITs may subject an Underlying Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.

Sovereign Debt   These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio’s Class ADV shares’ performance from year to year, and the table compares the Portfolio’s Class ADV shares’ and Class S shares’ performance to the performance of a broad-based securities market index/indices for the same period. Class ADV shares and Class S shares of the Portfolio would have substantially similar performance because they invest in the same portfolio of securities. However, Class S shares’ performance would be higher than Class ADV shares’ performance because of the higher expenses paid by Class ADV shares. The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a

ING Solution Conservative Portfolio	13

Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio’s past performance is no guarantee of future results.

Calendar Year Total Returns Class ADV
(as of December 31 of each year)

Best quarter: 1st, 2012, 5.84% and Worst quarter: 3rd, 2011, (7.05)%

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs (or since inception)	10 Yrs	Inception Date
Class ADV	%	10.19	5.65	N/A	04/30/10
Class S	%	10.34	5.90	N/A	04/30/10
S&P Target Risk Conservative Index[1]	%	6.86	5.87[2]	N/A	—

1	The index returns do not reflect deductions for fees, expenses, or taxes.

2	Reflects index performance since the date closest to the Class’ inception for which data is available.

PORTFOLIO MANAGEMENT

On March 18, 2013, shareholders of the Portfolio were sent a proxy statement, which asked shareholders to approve the appointment of ING Investment Management Co., LLC as the Sub-Adviser to the Portfolio. If shareholders approve this proposal, ING Investment Management Co., LLC will become the Sub-Adviser to the Portfolio; however, the individuals listed as members of the Investment Committee will continue to be responsible for the day-to-day management of the Portfolio. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Portfolio’s website at www.INGFunds.com/vp/literature.

Investment Adviser
Directed Services LLC

Investment Committee
Heather Hackett, CFA	Halvard Kvaale, CIMA
Committee Member (since 04/10)	Committee Member (since 08/12)
Paul Zemsky, CFA
Committee Member (since 04/10)

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

14	ING Solution Conservative Portfolio

ING Solution Income Portfolio

INVESTMENT OBJECTIVE

The Portfolio seeks to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

FEES AND EXPENSES OF THE PORTFOLIO

The tables describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The tables do not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

On March 18, 2013, shareholders of the Portfolio were sent a proxy statement, which asked shareholders to approve a new fee structure (the “Amended Fee Structure”), which would modify the fees payable to the Adviser. Under the proposed Amended Fee Structure, the current Management Fee rate would continue to be charged with respect to assets invested in underlying funds in the ING Fund Complex (“Underlying Funds”), but a higher Management Fee rate would be charged on assets invested in other types of securities.

If the Amended Fee Structure is approved by shareholders, the fees you would pay if you buy and hold shares of the Portfolio will change. The current fee structure is reflected in Fee Table A below. The Amended Fee Structure is reflected below in Fee Table B. Similarly, if the Amended Fee Structure is approved, the expenses you pay as a shareholder of the Portfolio may change. An example intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds is also included below. Expense Example Table A shows an example based on the current fee structure. Expense Example Table B shows an example based on the Amended Fee Structure.

There is no guarantee that shareholders will approve the Amended Fee Structure, in which case the Portfolio will continue to operate under the current fee structure. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Portfolio’s website at www.INGFunds.com/vp/literature.

Fee Table A - Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class		ADV	S
Management Fees	%	0.10	0.10
Distribution and/or Shareholder Services (12b-1) Fees	%	0.50	0.25
Administrative Services Fees	%	0.10	0.10
Other Expenses	%	0.02	0.02
Acquired Fund Fees and Expenses	%	0.57	0.57
Total Annual Portfolio Operating Expenses[2]	%	1.29	1.04
Waivers and Reimbursements[3]	%	(0.10)	(0.10)
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	%	1.19	0.94

1	Expense ratios have been adjusted to reflect current fees.

2	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

3	The adviser is contractually obligated to limit expenses to 0.62% and 0.37% of Class ADV and Class S shares, respectively, through May 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years.

Expense Examples $

The Examples are intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Examples do not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated. The Examples also assume that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Example Table A

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
ADV	$121	399	698	1,548
S	$96	321	564	1,262

The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.

Fee Table B - Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class		ADV	S
Management Fees[2]	%	0.14	0.14
Distribution and/or Shareholder Services (12b-1) Fees	%	0.50	0.25
Administrative Services Fees	%	0.10	0.10
Other Expenses	%	0.02	0.02
Acquired Fund Fees and Expenses	%	0.57	0.57

ING Solution Income Portfolio	15

Class		ADV	S
Total Annual Portfolio Operating Expenses[3]	%	1.33	1.08
Waivers and Reimbursements[4]	%	(0.15)	(0.15)
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	%	1.18	0.93

1	Expense ratios have been adjusted to reflect current contractual rates.

2	Pending shareholder approval, the Portfolio’s Management Fee structure was changed to a “bifurcated fee” structure as follows: an annual rate of 0.10% of the Portfolio’s average daily net assets invested in Underlying Funds within the ING Funds complex, and 0.30% of the Portfolio’s average daily net assets invested in direct investments, which include, but are not limited to, exchange-traded funds, securities issued by non-investment company issuers, such as operating companies, and derivative instruments. The Management Fee reflected in the table is calculated based on an estimated investment of 20% of the Portfolio’s assets in direct investments.

3	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

4	The adviser is contractually obligated to limit expenses to 1.18% and 0.93% of Class ADV and Class S shares, respectively, through at least May 1, 2018; the obligation does not extend to interest, taxes, brokerage commissions, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years.

Expense Examples $

The Examples are intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Examples do not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated. The Examples also assume that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Example Table B

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
ADV	$120	375	649	1,528
S	$95	296	515	1,242

The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-, three-, and five-year periods and the first five years of the ten-year period.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Examples, affect the Portfolio’s performance.

During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 71% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests in a combination of Underlying Funds, which are actively managed funds or passively managed funds (index funds), that invest in U.S. stocks, international stocks, U.S. bonds, and other debt instruments and the Portfolio uses an asset allocation strategy designed for investors expecting to retire soon or are already retired. The Portfolio’s current approximate target investment allocations (expressed as a percentage of its net assets) among the Underlying Funds are: 35% in equity securities; and 65% in debt instruments. As these are Target Allocations, the actual allocations of the Portfolio’s assets may deviate from the percentages shown.

The Target Allocations are measured with reference to the primary investment strategies of the Underlying Funds; actual exposure to equity securities and debt instruments will vary from the Target Allocations if an Underlying Fund is not substantially invested in accordance with its primary investment strategy. The Portfolio may periodically deviate from the Target Allocations based on an assessment of the current market conditions or other factors. Generally, the deviations fall within the range of +/- 10% relative to the current Target Allocations. The Portfolio may, in light of market conditions or other factors, deviate by a wider margin in order to protect the Portfolio, achieve its investment objective, or to take advantage of particular opportunities.

The Underlying Funds provide exposure to a wide range of traditional asset classes which include stocks, bonds, and cash and non-traditional asset classes (also known as alternative strategies) which include, but are not limited to, real estate, commodities, and floating rate loans.

Equity securities in which the Underlying Funds invest include, but are not limited to, domestic and international large-, mid-, and small-capitalization stocks (may be growth oriented, value oriented, or a blend); emerging market securities; domestic and international real estate stocks, including real estate investment trusts; and natural resource/commodity securities.

Debt instruments in which the Underlying Funds invest include, but are not limited to, domestic and international intermediate, long-term and short-term bonds; high-yield bonds commonly referred to as “junk bonds;” floating rate loans; and Treasury inflation protected securities.

The Portfolio may also invest in derivatives, including futures, and swaps (including interest rate swaps, total return swaps, and credit default swaps), to make tactical asset allocations, to seek to minimize risk, and to assist in managing cash.

The Portfolio may invest up to 20% of its total assets in exchange-traded funds.

The Portfolio may also allocate in the future to the following asset class: emerging markets debt instruments. There can be no assurance that this allocation will occur.

The Portfolio will be rebalanced periodically to return to the Target Allocation. The Target Allocation may be changed at any time by the Sub-Adviser.

16	ING Solution Income Portfolio

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio. The value of your investment in the Portfolio changes with the values of the Underlying Funds and their investments. Any of the following risks, among others, could affect the Portfolio’s or an Underlying Fund’s performance or cause the Portfolio or an Underlying Fund to lose money or to underperform market averages of other funds.

Asset Allocation   Assets will be allocated among Underlying Funds and markets based on judgments by the Adviser. There is a risk that the Portfolio may allocate assets to an Underlying Fund or asset class that underperforms other funds or asset classes.

Call   During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, an Underlying Fund would experience a decline in income.

Commodities   The operations and financial performance of companies in natural resources industries may be directly affected by commodity prices. This risk is exacerbated for those natural resources companies that own the underlying commodity.

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Credit   Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Credit Default Swaps   The Portfolio or an Underlying Fund may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the Portfolio or an Underlying Fund pays a fee to protect against the risk that a security held by the Portfolio or the Underlying Fund will default. As a seller of the swap, the Portfolio or an Underlying Fund receives payment(s) in return for its obligation to pay the counterparty the full national value of the security in the event of a default of the security issuer. As a seller of a swap, the Portfolio or an Underlying Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio or an Underlying Fund would be subject to investment exposure on the notional value of the swap. Credit default swaps are largely unregulated and susceptible to liquidity, credit, and counterparty risks.

Currency   To the extent that an Underlying Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio or an Underlying Fund and reduce its returns. Derivatives may not perform as expected, so the Portfolio or an Underlying Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio or an Underlying Fund to the risk of improper valuation.

Floating Rate Loans   The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans and many floating rate loans are subject to restrictions on resale.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Underlying Funds experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Foreign investment risks may be greater in developing and emerging markets than in developed markets. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

High-Yield Securities   Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Index Strategy   The index selected may underperform the overall market and an Underlying Fund might fail to track its target index. The correlation between an Underlying Fund and index performance may be affected by the Underlying Fund’s expenses and the timing of purchases and redemptions of the Underlying Fund’s shares. An Underlying Fund’s actual holdings might not match the Index and the Underlying Fund’s effective exposure to index securities at any given time may not equal 100%.

Inflation-Indexed Bonds   If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

ING Solution Income Portfolio	17

Interest Rate   With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase an Underlying Fund’s exposure to risks associated with rising interest rates.

Liquidity   If a security is illiquid, an Underlying Fund might be unable to sell the security at a time when the manager might wish to sell, and the security could have the effect of decreasing the overall level of an Underlying Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount an Underlying Fund could realize upon disposition. An Underlying Fund may make investments that become less liquid in response to market developments or adverse investor perception. An Underlying Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to an Underlying Fund.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which the Underlying Funds invest. Rather, the market could favor securities to which the Underlying Funds are not exposed or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Underlying Funds costs and impair the ability of the Underlying Funds to achieve its investment objectives.

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio or an Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio and a proportionate share of the expenses of each Underlying Fund.

Real Estate Companies and Real Estate Investment Trusts (“REITs”)   Investing in real estate companies and REITs may subject an Underlying Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.

Sovereign Debt   These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio’s Class ADV shares’ performance from year to year, and the table compares the Portfolio’s Class ADV shares’ and Class S shares’ performance to the performance of a broad-based securities market index/indices for the same period. Class ADV shares and Class S shares of the Portfolio would have substantially similar performance because they invest in the same portfolio of securities. However, Class S shares’ performance would be higher than Class ADV shares’ performance because of the higher expenses paid by Class ADV shares. The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a

18	ING Solution Income Portfolio

Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio’s past performance is no guarantee of future results.

Calendar Year Total Returns Class ADV
(as of December 31 of each year)

Best quarter: 2nd, 2009, 9.88% and Worst quarter: 4th, 2008, (9.56)%

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs	10 Yrs (or since inception)	Inception Date
Class ADV	%	9.57	3.10	4.04	04/29/05
Class S	%	9.77	3.35	4.30	04/29/05
S&P Target Date Retirement Income Index[1]	%	7.78	3.63	4.99[2]	—
Russell 3000® Index[1]	%	16.42	2.04	5.37[2]	—
MSCI EAFE® Index[3]	%	17.32	(3.69)	4.05[2]	—
BCAB Index[1]	%	4.21	5.95	5.54[2]	—

1	The index returns do not reflect deductions for fees, expenses, or taxes.

2	Reflects index performance since the date closest to the Class’ inception for which data is available.

3	The index returns include the reinvestment of dividends and distributions net of withholding taxes, but do not reflect fees, brokerage commissions, or other expenses.

PORTFOLIO MANAGEMENT

On March 18, 2013, shareholders of the Portfolio were sent a proxy statement, which asked shareholders to approve the appointment of ING Investment Management Co., LLC as the Sub-Adviser to the Portfolio. If shareholders approve this proposal, ING Investment Management Co., LLC will become the Sub-Adviser to the Portfolio; however, the individuals listed as members of the Investment Committee will continue to be responsible for the day-to-day management of the Portfolio. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Portfolio’s website at www.INGFunds.com/vp/literature.

Investment Adviser
Directed Services LLC

Investment Committee
Heather Hackett, CFA	Halvard Kvaale, CIMA
Committee Member (since 08/09)	Committee Member (since 08/12)
Paul Zemsky, CFA
Committee Member (since 12/07)

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

ING Solution Income Portfolio	19

ING Solution Moderately Aggressive Portfolio (formerly, ING Solution Aggressive Growth Portfolio)

INVESTMENT OBJECTIVE

The Portfolio seeks to provide capital growth through a diversified asset allocation strategy.

FEES AND EXPENSES OF THE PORTFOLIO

The tables describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The tables do not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

On March 18, 2013, shareholders of the Portfolio were sent a proxy statement, which asked shareholders to approve a new fee structure (the “Amended Fee Structure”), which would modify the fees payable to the Adviser. Under the proposed Amended Fee Structure, the current Management Fee rate would continue to be charged with respect to assets invested in underlying funds in the ING Fund Complex (“Underlying Funds”), but a higher Management Fee rate would be charged on assets invested in other types of securities.

If the Amended Fee Structure is approved by shareholders, the fees you would pay if you buy and hold shares of the Portfolio will change. The current fee structure is reflected in Fee Table A below. The Amended Fee Structure is reflected below in Fee Table B. Similarly, if the Amended Fee Structure is approved, the expenses you pay as a shareholder of the Portfolio may change. An example intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds is also included below. Expense Example Table A shows an example based on the current fee structure. Expense Example Table B shows an example based on the Amended Fee Structure.

There is no guarantee that shareholders will approve the Amended Fee Structure, in which case the Portfolio will continue to operate under the current fee structure. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Portfolio’s website at www.INGFunds.com/vp/literature.

Fee Table A - Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class		ADV	S
Management Fees	%	0.10	0.10
Distribution and/or Shareholder Services (12b-1) Fees	%	0.50	0.25
Administrative Services Fees	%	0.10	0.10
Other Expenses	%	0.05	0.05
Acquired Fund Fees and Expenses	%	0.76	0.76
Total Annual Portfolio Operating Expenses[2]	%	1.51	1.26
Waivers and Reimbursements[3]	%	(0.13)	(0.13)
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	%	1.38	1.13

1	Expense ratios have been adjusted to reflect current fees.

2	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

3	The adviser is contractually obligated to limit expenses to 0.62% and 0.37% of Class ADV and Class S shares, respectively, through May 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years.

Expense Examples $

The Examples are intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Examples do not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated. The Examples also assume that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Example Table A

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
ADV	$140	464	811	1,790
S	$115	387	679	1,511

The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.

Fee Table B - Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class		ADV	S
Management Fees[2]	%	0.14	0.14
Distribution and/or Shareholder Services (12b-1) Fees	%	0.50	0.25
Administrative Services Fees	%	0.10	0.10
Other Expenses	%	0.05	0.05
Acquired Fund Fees and Expenses	%	0.76	0.76
Total Annual Portfolio Operating Expenses[3]	%	1.55	1.30

20	ING Solution Moderately Aggressive Portfolio

Class		ADV	S
Waivers and Reimbursements[4]	%	(0.17)	(0.17)
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	%	1.38	1.13

1	Expense ratios have been adjusted to reflect current contractual rates.

2	Pending shareholder approval, the Portfolio’s Management Fee structure was changed to a “bifurcated fee” structure as follows: an annual rate of 0.10% of the Portfolio’s average daily net assets invested in Underlying Funds within the ING Funds complex, and 0.30% of the Portfolio’s average daily net assets invested in direct investments, which include, but are not limited to, exchange-traded funds, securities issued by non-investment company issuers, such as operating companies, and derivative instruments. The Management Fee reflected in the table is calculated based on an estimated investment of 20% of the Portfolio’s assets in direct investments.

3	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

4	The adviser is contractually obligated to limit expenses to 1.38% and 1.13% of Class ADV and Class S shares, respectively, through at least May 1, 2018; the obligation does not extend to interest, taxes, brokerage commissions, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years.

Expense Examples $

The Examples are intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Examples do not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated. The Examples also assume that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Example Table B

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
ADV	$140	437	755	1,764
S	$115	359	622	1,484

The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-, three-, and five-year periods and the first five years of the ten-year period.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Examples, affect the Portfolio’s performance.

During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 70% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests in a combination of Underlying Funds, which are actively managed funds or passively managed funds (index funds) that invest in U.S. stocks, international stocks, U.S. bonds, and other debt instruments and the Portfolio uses an asset allocation strategy designed for investors saving for retirement. The Portfolio’s current approximate target investment allocations (expressed as a percentage of its net assets) among the Underlying Funds are: 85% in equity securities; and 15% in debt instruments. As these are Target Allocations, the actual allocations of the Portfolio’s assets may deviate from the percentages shown.

The Target Allocations are measured with reference to the primary investment strategies of the Underlying Funds; actual exposure to equity securities and debt instruments will vary from the Target Allocations if an Underlying Fund is not substantially invested in accordance with its primary investment strategy. The Portfolio may periodically deviate from the Target Allocations based on an assessment of the current market conditions or other factors. Generally, the deviations fall within the range of +/- 10% relative to the current Target Allocations. The Portfolio may, in light of market conditions or other factors, deviate by a wider margin in order to protect the Portfolio, achieve its investment objective, or to take advantage of particular opportunities.

The Underlying Funds provide exposure to a wide range of traditional asset classes which include stocks, bonds, and cash and non-traditional asset classes (also known as alternative strategies) which include, but are not limited to, real estate, commodities, and floating rate loans.

Equity securities in which the Underlying Funds invest include, but are not limited to, domestic and international large-, mid-, and small-capitalization stocks (may be growth oriented, value oriented, or a blend); emerging market securities; domestic and international real estate stocks, including real estate investment trusts; and natural resource/commodity securities.

Debt instruments in which the Underlying Funds invest include, but are not limited to, domestic and international intermediate, long-term and short-term bonds; high-yield bonds commonly referred to as “junk bonds;” floating rate loans; and Treasury inflation protected securities.

The Portfolio may also invest in derivatives, including futures, and swaps (including interest rate swaps, total return swaps, and credit default swaps), to make tactical asset allocations, to seek to minimize risk, and to assist in managing cash.

The Portfolio may invest up to 20% of its total assets in exchange-traded funds.

The Portfolio may also allocate in the future to the following asset class: emerging markets debt instruments. There can be no assurance that this allocation will occur.

The Portfolio will be rebalanced periodically to return to the Target Allocation. The Target Allocation may be changed at any time by the Sub-Adviser.

ING Solution Moderately Aggressive Portfolio	21

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio. The value of your investment in the Portfolio changes with the values of the Underlying Funds and their investments. Any of the following risks, among others, could affect the Portfolio’s or an Underlying Fund’s performance or cause the Portfolio or an Underlying Fund to lose money or to underperform market averages of other funds.

Asset Allocation   Assets will be allocated among Underlying Funds and markets based on judgments by the Adviser. There is a risk that the Portfolio may allocate assets to an Underlying Fund or asset class that underperforms other funds or asset classes.

Call   During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, an Underlying Fund would experience a decline in income.

Commodities   The operations and financial performance of companies in natural resources industries may be directly affected by commodity prices. This risk is exacerbated for those natural resources companies that own the underlying commodity.

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Credit   Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Credit Default Swaps   The Portfolio or an Underlying Fund may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the Portfolio or an Underlying Fund pays a fee to protect against the risk that a security held by the Portfolio or the Underlying Fund will default. As a seller of the swap, the Portfolio or an Underlying Fund receives payment(s) in return for its obligation to pay the counterparty the full national value of the security in the event of a default of the security issuer. As a seller of a swap, the Portfolio or an Underlying Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio or an Underlying Fund would be subject to investment exposure on the notional value of the swap. Credit default swaps are largely unregulated and susceptible to liquidity, credit, and counterparty risks.

Currency   To the extent that an Underlying Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio or an Underlying Fund and reduce its returns. Derivatives may not perform as expected, so the Portfolio or an Underlying Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio or an Underlying Fund to the risk of improper valuation.

Floating Rate Loans   The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans and many floating rate loans are subject to restrictions on resale.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Underlying Funds experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Foreign investment risks may be greater in developing and emerging markets than in developed markets. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

High-Yield Securities   Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Index Strategy   The index selected may underperform the overall market and an Underlying Fund might fail to track its target index. The correlation between an Underlying Fund and index performance may be affected by the Underlying Fund’s expenses and the timing of purchases and redemptions of the Underlying Fund’s shares. An Underlying Fund’s actual holdings might not match the Index and the Underlying Fund’s effective exposure to index securities at any given time may not equal 100%.

Inflation-Indexed Bonds   If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

22	ING Solution Moderately Aggressive Portfolio

Interest Rate   With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase an Underlying Fund’s exposure to risks associated with rising interest rates.

Liquidity   If a security is illiquid, an Underlying Fund might be unable to sell the security at a time when the manager might wish to sell, and the security could have the effect of decreasing the overall level of an Underlying Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount an Underlying Fund could realize upon disposition. An Underlying Fund may make investments that become less liquid in response to market developments or adverse investor perception. An Underlying Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to an Underlying Fund.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which the Underlying Funds invest. Rather, the market could favor securities to which the Underlying Funds are not exposed or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Underlying Funds costs and impair the ability of the Underlying Funds to achieve its investment objectives.

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio or an Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio and a proportionate share of the expenses of each Underlying Fund.

Real Estate Companies and Real Estate Investment Trusts (“REITs”)   Investing in real estate companies and REITs may subject an Underlying Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.

Sovereign Debt   These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio’s Class ADV shares’ performance from year to year, and the table compares the Portfolio’s Class ADV shares’ and Class S shares’ performance to the performance of a broad-based securities market index/indices for the same period. Class ADV shares and Class S shares of the Portfolio would have substantially similar performance because they invest in the same portfolio of securities. However, Class S shares’ performance would be higher than Class ADV shares’ performance because of the higher expenses paid by Class ADV shares. The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a

ING Solution Moderately Aggressive Portfolio	23

Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio’s past performance is no guarantee of future results.

Calendar Year Total Returns Class ADV
(as of December 31 of each year)

Best quarter: 1st, 2012, 12.00% and Worst quarter: 3rd, 2011, (16.45)%

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs (or since inception)	10 Yrs	Inception Date
Class ADV	%	15.07	6.64	N/A	04/30/10
Class S	%	15.28	6.91	N/A	04/30/10
S&P Target Risk Aggressive Index[1]	%	15.47	8.72[2]	N/A	—

1	The index returns do not reflect deductions for fees, expenses, or taxes.

2	Reflects index performance since the date closest to the Class’ inception for which data is available.

PORTFOLIO MANAGEMENT

On March 18, 2013, shareholders of the Portfolio were sent a proxy statement, which asked shareholders to approve the appointment of ING Investment Management Co., LLC as the Sub-Adviser to the Portfolio. If shareholders approve this proposal, ING Investment Management Co., LLC will become the Sub-Adviser to the Portfolio; however, the individuals listed as members of the Investment Committee will continue to be responsible for the day-to-day management of the Portfolio. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Portfolio’s website at www.INGFunds.com/vp/literature.

Investment Adviser
Directed Services LLC

Investment Committee
Heather Hackett, CFA	Halvard Kvaale, CIMA
Committee Member (since 04/10)	Committee Member (since 08/12)
Paul Zemsky, CFA
Committee Member (since 04/10)

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

24	ING Solution Moderately Aggressive Portfolio

ING Solution Moderately Conservative Portfolio (formerly, ING Solution Moderate Portfolio)

INVESTMENT OBJECTIVE

The Portfolio seeks to provide a combination of total return and stability of principal through a diversified asset allocation strategy.

FEES AND EXPENSES OF THE PORTFOLIO

The tables describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The tables do not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

On March 18, 2013, shareholders of the Portfolio were sent a proxy statement, which asked shareholders to approve a new fee structure (the “Amended Fee Structure”), which would modify the fees payable to the Adviser. Under the proposed Amended Fee Structure, the current Management Fee rate would continue to be charged with respect to assets invested in underlying funds in the ING Fund Complex (“Underlying Funds”), but a higher Management Fee rate would be charged on assets invested in other types of securities.

If the Amended Fee Structure is approved by shareholders, the fees you would pay if you buy and hold shares of the Portfolio will change. The current fee structure is reflected in Fee Table A below. The Amended Fee Structure is reflected below in Fee Table B. Similarly, if the Amended Fee Structure is approved, the expenses you pay as a shareholder of the Portfolio may change. An example intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds is also included below. Expense Example Table A shows an example based on the current fee structure. Expense Example Table B shows an example based on the Amended Fee Structure.

There is no guarantee that shareholders will approve the Amended Fee Structure, in which case the Portfolio will continue to operate under the current fee structure. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Portfolio’s website at www.INGFunds.com/vp/literature.

Fee Table A - Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class		ADV	S
Management Fees	%	0.10	0.10
Distribution and/or Shareholder Services (12b-1) Fees	%	0.50	0.25
Administrative Services Fees	%	0.10	0.10
Other Expenses	%	0.02	0.02
Acquired Fund Fees and Expenses	%	0.62	0.62
Total Annual Portfolio Operating Expenses[2]	%	1.34	1.09
Waivers and Reimbursements[3]	%	(0.10)	(0.10)
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	%	1.24	0.99

1	Expense ratios have been adjusted to reflect current fees.

2	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

3	The adviser is contractually obligated to limit expenses to 0.62% and 0.37% of Class ADV and Class S shares, respectively, through May 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years.

Expense Examples $

The Examples are intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Examples do not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated. The Examples also assume that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Example Table A

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
ADV	$126	415	725	1,604
S	$101	337	591	1,320

The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.

Fee Table B - Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class		ADV	S
Management Fees[2]	%	0.14	0.14
Distribution and/or Shareholder Services (12b-1) Fees	%	0.50	0.25
Administrative Services Fees	%	0.10	0.10
Other Expenses	%	0.02	0.02
Acquired Fund Fees and Expenses	%	0.62	0.62
Total Annual Portfolio Operating Expenses[3]	%	1.38	1.13

ING Solution Moderately Conservative Portfolio	25

Class		ADV	S
Waivers and Reimbursements[4]	%	(0.14)	(0.14)
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	%	1.24	0.99

1	Expense ratios have been adjusted to reflect current contractual rates.

2	Pending shareholder approval, the Portfolio’s Management Fee structure was changed to a “bifurcated fee” structure as follows: an annual rate of 0.10% of the Portfolio’s average daily net assets invested in Underlying Funds within the ING Funds complex, and 0.30% of the Portfolio’s average daily net assets invested in direct investments, which include, but are not limited to, exchange-traded funds, securities issued by non-investment company issuers, such as operating companies, and derivative instruments. The Management Fee reflected in the table is calculated based on an estimated investment of 20% of the Portfolio’s assets in direct investments.

3	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

4	The adviser is contractually obligated to limit expenses to 1.24% and 0.99% of Class ADV and Class S shares, respectively, through at least May 1, 2018; the obligation does not extend to interest, taxes, brokerage commissions, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years.

Expense Examples $

The Examples are intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Examples do not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated. The Examples also assume that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Example Table B

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
ADV	$126	393	681	1,589
S	$101	315	547	1,305

The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-, three-, and five-year periods and the first five years of the ten-year period.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Examples, affect the Portfolio’s performance.

During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 85% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests in a combination of Underlying Funds, which are actively managed funds or passively managed funds (index funds), that invest in U.S. stocks, international stocks, U.S. bonds, and other debt instruments and the Portfolio uses an asset allocation strategy designed for investors saving for retirement. The Portfolio’s current approximate target investment allocations (expressed as a percentage of its net assets) among the Underlying Funds are: 45% in equity securities; and 55% in debt instruments. As these are Target Allocations, the actual allocations of the Portfolio’s assets may deviate from the percentages shown.

The Target Allocations are measured with reference to the primary investment strategies of the Underlying Funds; actual exposure to equity securities and debt instruments will vary from the Target Allocations if an Underlying Fund is not substantially invested in accordance with its primary investment strategy. The Portfolio may periodically deviate from the Target Allocations based on an assessment of the current market conditions or other factors. Generally, the deviations fall within the range of +/- 10% relative to the current Target Allocations. The Portfolio may, in light of market conditions or other factors, deviate by a wider margin in order to protect the Portfolio, achieve its investment objective, or to take advantage of particular opportunities.

The Underlying Funds provide exposure to a wide range of traditional asset classes which include stocks, bonds, and cash and non-traditional asset classes (also known as alternative strategies) which include, but are not limited to, real estate, commodities, and floating rate loans.

Equity securities in which the Underlying Funds invest include, but are not limited to, domestic and international large-, mid-, and small-capitalization stocks (may be growth oriented, value oriented, or a blend); emerging market securities; domestic and international real estate stocks, including real estate investment trusts; and natural resource/commodity securities.

Debt instruments in which the Underlying Funds invest include, but are not limited to, domestic and international intermediate, long-term and short-term bonds; high-yield bonds commonly referred to as “junk bonds;” floating rate loans; and Treasury inflation protected securities.

The Portfolio may also invest in derivatives, including futures, and swaps (including interest rate swaps, total return swaps, and credit default swaps), to make tactical asset allocations, to seek to minimize risk, and to assist in managing cash.

The Portfolio may invest up to 20% of its total assets in exchange-traded funds.

The Portfolio may also allocate in the future to the following asset class: emerging markets debt instruments. There can be no assurance that this allocation will occur.

The Portfolio will be rebalanced periodically to return to the Target Allocation. The Target Allocation may be changed at any time by the Sub-Adviser.

26	ING Solution Moderately Conservative Portfolio

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio. The value of your investment in the Portfolio changes with the values of the Underlying Funds and their investments. Any of the following risks, among others, could affect the Portfolio’s or an Underlying Fund’s performance or cause the Portfolio or an Underlying Fund to lose money or to underperform market averages of other funds.

Asset Allocation   Assets will be allocated among Underlying Funds and markets based on judgments by the Adviser. There is a risk that the Portfolio may allocate assets to an Underlying Fund or asset class that underperforms other funds or asset classes.

Call   During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, an Underlying Fund would experience a decline in income.

Commodities   The operations and financial performance of companies in natural resources industries may be directly affected by commodity prices. This risk is exacerbated for those natural resources companies that own the underlying commodity.

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Credit   Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Credit Default Swaps   The Portfolio or an Underlying Fund may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the Portfolio or an Underlying Fund pays a fee to protect against the risk that a security held by the Portfolio or the Underlying Fund will default. As a seller of the swap, the Portfolio or an Underlying Fund receives payment(s) in return for its obligation to pay the counterparty the full national value of the security in the event of a default of the security issuer. As a seller of a swap, the Portfolio or an Underlying Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio or an Underlying Fund would be subject to investment exposure on the notional value of the swap. Credit default swaps are largely unregulated and susceptible to liquidity, credit, and counterparty risks.

Currency   To the extent that an Underlying Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio or an Underlying Fund and reduce its returns. Derivatives may not perform as expected, so the Portfolio or an Underlying Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio or an Underlying Fund to the risk of improper valuation.

Floating Rate Loans   The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans and many floating rate loans are subject to restrictions on resale.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Underlying Funds experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Foreign investment risks may be greater in developing and emerging markets than in developed markets. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

High-Yield Securities   Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Index Strategy   The index selected may underperform the overall market and an Underlying Fund might fail to track its target index. The correlation between an Underlying Fund and index performance may be affected by the Underlying Fund’s expenses and the timing of purchases and redemptions of the Underlying Fund’s shares. An Underlying Fund’s actual holdings might not match the Index and the Underlying Fund’s effective exposure to index securities at any given time may not equal 100%.

Inflation-Indexed Bonds   If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

ING Solution Moderately Conservative Portfolio	27

Interest Rate   With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase an Underlying Fund’s exposure to risks associated with rising interest rates.

Liquidity   If a security is illiquid, an Underlying Fund might be unable to sell the security at a time when the manager might wish to sell, and the security could have the effect of decreasing the overall level of an Underlying Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount an Underlying Fund could realize upon disposition. An Underlying Fund may make investments that become less liquid in response to market developments or adverse investor perception. An Underlying Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to an Underlying Fund.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which the Underlying Funds invest. Rather, the market could favor securities to which the Underlying Funds are not exposed or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Underlying Funds costs and impair the ability of the Underlying Funds to achieve its investment objectives.

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio or an Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio and a proportionate share of the expenses of each Underlying Fund.

Real Estate Companies and Real Estate Investment Trusts (“REITs”)   Investing in real estate companies and REITs may subject an Underlying Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.

Sovereign Debt   These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio’s Class ADV shares’ performance from year to year, and the table compares the Portfolio’s Class ADV shares’ and Class S shares’ performance to the performance of a broad-based securities market index/indices for the same period. Class ADV shares and Class S shares of the Portfolio would have substantially similar performance because they invest in the same portfolio of securities. However, Class S shares’ performance would be higher than Class ADV shares’ performance because of the higher expenses paid by Class ADV shares. The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a

28	ING Solution Moderately Conservative Portfolio

Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio’s past performance is no guarantee of future results.

Calendar Year Total Returns Class ADV
(as of December 31 of each year)

Best quarter: 2nd, 2009, 12.01% and Worst quarter: 4th, 2008, (13.03)%

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs	10 Yrs (or since inception)	Inception Date
Class ADV	%	11.79	2.17	1.97	07/02/07
Class S	%	11.99	2.59	2.39	07/02/07
S&P Target Risk Moderate Index[1]	%	8.86	2.68	2.85[2]	—

1	The index returns do not reflect deductions for fees, expenses, or taxes.

2	Reflects index performance since the date closest to the Class’ inception for which data is available.

PORTFOLIO MANAGEMENT

On March 18, 2013, shareholders of the Portfolio were sent a proxy statement, which asked shareholders to approve the appointment of ING Investment Management Co., LLC as the Sub-Adviser to the Portfolio. If shareholders approve this proposal, ING Investment Management Co., LLC will become the Sub-Adviser to the Portfolio; however, the individuals listed as members of the Investment Committee will continue to be responsible for the day-to-day management of the Portfolio. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Portfolio’s website at www.INGFunds.com/vp/literature.

Investment Adviser
Directed Services LLC

Investment Committee
Heather Hackett, CFA	Halvard Kvaale, CIMA
Committee Member (since 08/09)	Committee Member (since 08/12)
Paul Zemsky, CFA
Committee Member (since 12/07)

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

ING Solution Moderately Conservative Portfolio	29

ING Solution 2015 Portfolio

INVESTMENT OBJECTIVE

Until the day prior to its Target Date (defined below), the Portfolio seeks to provide total return consistent with an asset allocation targeted at retirement in approximately 2015. On the Target Date, the Portfolio’s investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

FEES AND EXPENSES OF THE PORTFOLIO

The tables describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The tables do not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

On March 18, 2013, shareholders of the Portfolio were sent a proxy statement, which asked shareholders to approve a new fee structure (the “Amended Fee Structure”), which would modify the fees payable to the Adviser. Under the proposed Amended Fee Structure, the current Management Fee rate would continue to be charged with respect to assets invested in underlying funds in the ING Fund Complex (“Underlying Funds”), but a higher Management Fee rate would be charged on assets invested in other types of securities.

If the Amended Fee Structure is approved by shareholders, the fees you would pay if you buy and hold shares of the Portfolio will change. The current fee structure is reflected in Fee Table A below. The Amended Fee Structure is reflected below in Fee Table B. Similarly, if the Amended Fee Structure is approved, the expenses you pay as a shareholder of the Portfolio may change. An example intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds is also included below. Expense Example Table A shows an example based on the current fee structure. Expense Example Table B shows an example based on the Amended Fee Structure.

There is no guarantee that shareholders will approve the Amended Fee Structure, in which case the Portfolio will continue to operate under the current fee structure. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Portfolio’s website at www.INGFunds.com/vp/literature.

Fee Table A - Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class		ADV	S
Management Fees	%	0.10	0.10
Distribution and/or Shareholder Services (12b-1) Fees	%	0.50	0.25
Administrative Services Fees	%	0.10	0.10
Other Expenses	%	0.03	0.03
Acquired Fund Fees and Expenses	%	0.61	0.61
Total Annual Portfolio Operating Expenses[2]	%	1.34	1.09
Waivers and Reimbursements[3]	%	(0.11)	(0.11)
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	%	1.23	0.98

1	Expense ratios have been adjusted to reflect current fees.

2	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

3	The adviser is contractually obligated to limit expenses to 0.62% and 0.37% of Class ADV and Class S shares, respectively, through May 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years.

Expense Examples $

The Examples are intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Examples do not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated. The Examples also assume that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Example Table A

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
ADV	$125	414	724	1,603
S	$100	336	590	1,319

The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.

Fee Table B - Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class		ADV	S
Management Fees[2]	%	0.14	0.14
Distribution and/or Shareholder Services (12b-1) Fees	%	0.50	0.25

30	ING Solution 2015 Portfolio

Class		ADV	S
Administrative Services Fees	%	0.10	0.10
Other Expenses	%	0.03	0.03
Acquired Fund Fees and Expenses	%	0.61	0.61
Total Annual Portfolio Operating Expenses[3]	%	1.38	1.13
Waivers and Reimbursements[4]	%	(0.15)	(0.15)
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	%	1.23	0.98

1	Expense ratios have been adjusted to reflect current contractual rates.

2	Pending shareholder approval, the Portfolio’s Management Fee structure was changed to a “bifurcated fee” structure as follows: an annual rate of 0.10% of the Portfolio’s average daily net assets invested in Underlying Funds within the ING Funds complex, and 0.30% of the Portfolio’s average daily net assets invested in direct investments, which include, but are not limited to, exchange-traded funds, securities issued by non-investment company issuers, such as operating companies, and derivative instruments. The Management Fee reflected in the table is calculated based on an estimated investment of 20% of the Portfolio’s assets in direct investments.

3	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

4	The adviser is contractually obligated to limit expenses to 1.23% and 0.98% of Class ADV and Class S shares, respectively, through at least May 1, 2018; the obligation does not extend to interest, taxes, brokerage commissions, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years.

Expense Examples $

The Examples are intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Examples do not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated. The Examples also assume that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Example Table B

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
ADV	$125	390	676	1,584
S	$100	312	542	1,299

The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-, three-, and five-year periods and the first five years of the ten-year period.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Examples, affect the Portfolio’s performance.

During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 63% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests in a combination of Underlying Funds, which are actively managed funds or passively managed funds (index funds), that invest in U.S. stocks, international stocks, U.S. bonds, and other debt instruments and the Portfolio uses an asset allocation strategy designed for investors expecting to retire around the year 2015. The Portfolio’s current approximate target investment allocations (expressed as a percentage of its net assets) among the Underlying Funds are as follows: 42% in equity securities; and 58% in debt instruments. As these are Target Allocations, the actual allocations of the Portfolio’s assets may deviate from the percentages shown.

The Target Allocations are measured with reference to the primary investment strategies of the Underlying Funds; actual exposure to equity securities and debt instruments will vary from the Target Allocations if an Underlying Fund is not substantially invested in accordance with its primary investment strategy. The Portfolio may periodically deviate from the Target Allocations based on an assessment of the current market conditions or other factors. Generally, the deviations fall within the range of +/- 10% relative to the current Target Allocations. The Portfolio may, in light of market conditions or other factors, deviate by a wider margin in order to protect the Portfolio, achieve its investment objective, or to take advantage of particular opportunities.

The Underlying Funds provide exposure to a wide range of traditional asset classes which include stocks, bonds, and cash and non-traditional asset classes (also known as alternative strategies) which include, but are not limited to, real estate, commodities, and floating rate loans.

Equity securities in which the Underlying Funds invest include, but are not limited to, domestic and international large-, mid-, and small-capitalization stocks (may be growth oriented, value oriented, or a blend); emerging market securities; domestic and international real estate stocks, including real estate investment trusts; and natural resource/commodity securities.

Debt instruments in which the Underlying Funds invest include, but are not limited to, domestic and international intermediate, long-term and short-term bonds; high-yield bonds commonly referred to as “junk bonds;” floating rate loans; and Treasury inflation protected securities.

The Portfolio may also invest in derivatives, including futures, and swaps (including interest rate swaps, total return swaps, and credit default swaps), to make tactical asset allocations, to seek to minimize risk, and to assist in managing cash.

ING Solution 2015 Portfolio	31

The Portfolio may invest up to 20% of its total assets in exchange-traded funds.

The Portfolio may also allocate in the future to the following asset class: emerging markets debt instruments. There can be no assurance that this allocation will occur.

The Portfolio is designed primarily for long-term investors in tax-advantaged accounts. The Portfolio is structured and managed around a specific target retirement or financial goal date 2015 (“Target Date”). The Target Date is the approximate year that an investor in the Portfolio would plan to make withdrawals from the Portfolio for retirement or other financial goals. The chart below shows the glide path and illustrates how the equity securities and debt instruments allocations will change over time. Generally, the Portfolio’s glide path will transition to the target asset allocations illustrated below on an annual basis and become more conservative as the Portfolio approaches the Target Date. As the Portfolio approaches its Target Date in 2015, the Portfolio’s Target Allocation is anticipated to be the same as that of ING Solution Income Portfolio, which is equal to approximately 35% equity securities and 65% debt instruments.

As the Portfolio’s Target Allocation migrates toward that of ING Solution Income Portfolio by the Target Date, it is anticipated that the Portfolio would be merged with and into the ING Solution Income Portfolio. The ING Solution Income Portfolio is for those investors who are retired, nearing retirement or in need of making withdrawals from their portfolio soon.

In summary, the Portfolio is designed for an investor who plans to withdraw the value of the investor’s investments in the Portfolio gradually on or after the Target Date. The mix of investments in the Portfolio’s Target Allocation will change over time and seek to reduce investment risk as the Portfolio approaches its Target Date.

The Portfolio will be rebalanced periodically to return to the Target Allocation. The Target Allocation may be changed at any time by the Sub-Adviser.

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio, even near, at, or after the Target Date. There is no guarantee that the Portfolio will provide adequate income at and through your retirement or for any of your financial goals. The value of your investment in the Portfolio changes with the values of the Underlying Funds and their investments. Any of the following risks, among others, could affect the Portfolio’s or an Underlying Fund’s performance or cause the Portfolio or an Underlying Fund to lose money or to underperform market averages of other funds.

Asset Allocation   Assets will be allocated among Underlying Funds and markets based on judgments by the Adviser. There is a risk that the Portfolio may allocate assets to an Underlying Fund or asset class that underperforms other funds or asset classes.

Call   During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, an Underlying Fund would experience a decline in income.

Commodities   The operations and financial performance of companies in natural resources industries may be directly affected by commodity prices. This risk is exacerbated for those natural resources companies that own the underlying commodity.

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Credit   Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Credit Default Swaps   The Portfolio or an Underlying Fund may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the Portfolio or an Underlying Fund pays a fee to protect against the risk that a security held by the Portfolio or the Underlying Fund will default. As a seller of the swap, the Portfolio or an Underlying Fund receives payment(s) in return for its obligation to pay the counterparty the full national value of the security in the event of a default of the security issuer. As a seller of a swap, the Portfolio or an Underlying Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio or an Underlying Fund would be subject to investment exposure on the notional value of the swap. Credit default swaps are largely unregulated and susceptible to liquidity, credit, and counterparty risks.

Currency   To the extent that an Underlying Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and

32	ING Solution 2015 Portfolio

liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio or an Underlying Fund and reduce its returns. Derivatives may not perform as expected, so the Portfolio or an Underlying Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio or an Underlying Fund to the risk of improper valuation.

Floating Rate Loans   The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans and many floating rate loans are subject to restrictions on resale.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Underlying Funds experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Foreign investment risks may be greater in developing and emerging markets than in developed markets. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

High-Yield Securities   Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Index Strategy   The index selected may underperform the overall market and an Underlying Fund might fail to track its target index. The correlation between an Underlying Fund and index performance may be affected by the Underlying Fund’s expenses and the timing of purchases and redemptions of the Underlying Fund’s shares. An Underlying Fund’s actual holdings might not match the Index and the Underlying Fund’s effective exposure to index securities at any given time may not equal 100%.

Inflation-Indexed Bonds   If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Interest Rate   With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase an Underlying Fund’s exposure to risks associated with rising interest rates.

Liquidity   If a security is illiquid, an Underlying Fund might be unable to sell the security at a time when the manager might wish to sell, and the security could have the effect of decreasing the overall level of an Underlying Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount an Underlying Fund could realize upon disposition. An Underlying Fund may make investments that become less liquid in response to market developments or adverse investor perception. An Underlying Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to an Underlying Fund.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which the Underlying Funds invest. Rather, the market could favor securities to which the Underlying Funds are not exposed or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Underlying Funds costs and impair the ability of the Underlying Funds to achieve its investment objectives.

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment

ING Solution 2015 Portfolio	33

company might decrease. Because the Portfolio or an Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio and a proportionate share of the expenses of each Underlying Fund.

Real Estate Companies and Real Estate Investment Trusts (“REITs”)   Investing in real estate companies and REITs may subject an Underlying Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.

Sovereign Debt   These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio’s Class ADV shares’ performance from year to year, and the table compares the Portfolio’s Class ADV shares’ and Class S shares’ performance to the performance of a broad-based securities market index/indices for the same period. Class ADV shares and Class S shares of the Portfolio would have substantially similar performance because they invest in the same portfolio of securities. However, Class S shares’ performance would be higher than Class ADV shares’ performance because of the higher expenses paid by Class ADV shares. The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio’s past performance is no guarantee of future results.

Calendar Year Total Returns Class ADV
(as of December 31 of each year)

Best quarter: 2nd, 2009, 13.68% and Worst quarter: 4th, 2008, (15.64)%

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs	10 Yrs (or since inception)	Inception Date
Class ADV	%	11.14	1.70	3.91	04/29/05
Class S	%	11.48	1.95	4.18	04/29/05
S&P Target Date 2015 Index[1]	%	10.60	3.24	5.42[2]	—
Russell 3000® Index[1]	%	16.42	2.04	5.37[2]	—
MSCI EAFE® Index[3]	%	17.32	(3.69)	4.05[2]	—
BCAB Index[1]	%	4.21	5.95	5.54[2]	—

1	The index returns do not reflect deductions for fees, expenses, or taxes.

2	Reflects index performance since the date closest to the Class’ inception for which data is available.

3	The index returns include the reinvestment of dividends and distributions net of withholding taxes, but do not reflect fees, brokerage commissions, or other expenses.

PORTFOLIO MANAGEMENT

On March 18, 2013, shareholders of the Portfolio were sent a proxy statement, which asked shareholders to approve the appointment of ING Investment Management Co., LLC as the Sub-Adviser to the Portfolio. If shareholders approve this proposal, ING Investment Management Co., LLC will become the Sub-Adviser to the Portfolio; however, the individuals listed as members of the Investment Committee will continue to be responsible for the day-to-day management of the Portfolio. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Portfolio’s website at www.INGFunds.com/vp/literature.

Investment Adviser
Directed Services LLC

Investment Committee
Heather Hackett, CFA	Halvard Kvaale, CIMA
Committee Member (since 08/09)	Committee Member (since 08/12)
Paul Zemsky, CFA
Committee Member (since 12/07)

34	ING Solution 2015 Portfolio

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

ING Solution 2015 Portfolio	35

ING Solution 2020 Portfolio

INVESTMENT OBJECTIVE

Until the day prior to its Target Date (defined below), the Portfolio seeks to provide total return consistent with an asset allocation targeted at retirement in approximately 2020. On the Target Date, the Portfolio’s investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

FEES AND EXPENSES OF THE PORTFOLIO

The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class		ADV	S
Management Fees[2]	%	0.14	0.14
Distribution and/or Shareholder Services (12b-1) Fees	%	0.50	0.25
Administrative Services Fees	%	0.10	0.10
Other Expenses	%	45.18	45.18
Acquired Fund Fees and Expenses	%	0.64	0.64
Total Annual Portfolio Operating Expenses[3]	%	46.56	46.31
Waivers and Reimbursements[4]	%	(45.30)	(45.30)
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	%	1.26	1.01

1	Expense ratios have been adjusted to reflect current contractual rates.

2	Effective April 30, 2013, the Portfolio’s Management Fee structure was changed to a “bifurcated fee” structure as follows: an annual rate of 0.10% of the Portfolio’s average daily net assets invested in Underlying Funds within the ING Funds complex, and 0.30% of the Portfolio’s average daily net assets invested in direct investments, which include, but are not limited to, exchange-traded funds, securities issued by non-investment company issuers, such as operating companies, and derivative instruments. The Management Fee reflected in the table is calculated based on an estimated investment of 20% of the Portfolio’s assets in direct investments.

3	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

4	The adviser is contractually obligated to limit expenses to 1.26% and 1.01% of Class ADV and Class S shares, respectively, through at least May 1, 2018; the obligation does not extend to interest, taxes, brokerage commissions, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years.

Expense Examples $

The Examples are intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Examples do not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated. The Examples also assume that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
ADV	$128	400	692	10,628
S	$103	322	558	10,621

The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-, three-, and five-year periods and the first five years of the ten-year period.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Examples, affect the Portfolio’s performance.

During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 72% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests in a combination of Underlying Funds, which are actively managed funds or passively managed funds (index funds), that invest in U.S. stocks, international stocks, U.S. bonds, and other debt instruments and the Portfolio uses an asset allocation strategy designed for investors expecting to retire around the year 2020. The Portfolio’s current approximate target investment allocations (expressed as a percentage of its net assets) among the Underlying Funds are as follows: 55% in equity securities; and 45% in debt instruments. As these are Target Allocations, the actual allocations of the Portfolio’s assets may deviate from the percentages shown.

The Target Allocations are measured with reference to the primary investment strategies of the Underlying Funds; actual exposure to equity securities and debt instruments will vary from the Target Allocations if an Underlying Fund is not substantially invested in accordance with its primary investment strategy. The Portfolio may periodically deviate from the Target Allocations based on an assessment of the current market conditions or other factors. Generally, the deviations fall within the range of +/- 10% relative to the current Target Allocations. The sub-adviser (“Sub-Adviser”)

36	ING Solution 2020 Portfolio

may determine, in light of market conditions or other factors, to deviate by a wider margin in order to protect the Portfolio, achieve its investment objective, or to take advantage of particular opportunities.

The Underlying Funds provide exposure to a wide range of traditional asset classes which include stocks, bonds, and cash and non-traditional asset classes (also known as alternative strategies) which include, but are not limited to, real estate, commodities, and floating rate loans.

Equity securities in which the Underlying Funds invest include, but are not limited to, domestic and international large-, mid-, and small-capitalization stocks (may be growth oriented, value oriented, or a blend); emerging market securities; domestic and international real estate stocks, including real estate investment trusts; and natural resource/commodity securities.

Debt instruments in which the Underlying Funds invest include, but are not limited to, domestic and international intermediate, long-term and short-term bonds; high-yield bonds commonly referred to as “junk bonds;” floating rate loans; and Treasury inflation protected securities.

The Portfolio may also invest in derivatives, including futures, and swaps (including interest rate swaps, total return swaps, and credit default swaps), to make tactical asset allocations, to seek to minimize risk, and to assist in managing cash.

The Portfolio may invest up to 20% of its total assets in exchange-traded funds.

The Portfolio may also allocate in the future to the following asset class: emerging markets debt instruments. There can be no assurance that this allocation will occur.

The Portfolio is designed primarily for long-term investors in tax-advantaged accounts. The Portfolio is structured and managed around a specific target retirement or financial goal date 2020 (“Target Date”). The Target Date is the approximate year that an investor in the Portfolio would plan to make withdrawals from the Portfolio for retirement or other financial goals. The chart below shows the glide path and illustrates how the equity securities and debt instruments allocations will change over time. Generally, the Portfolio’s glide path will transition to the target asset allocations illustrated below on an annual basis and become more conservative as the Portfolio approaches the Target Date. As the Portfolio approaches its Target Date in 2020, the Portfolio’s Target Allocation is anticipated to be the same as that of ING Solution Income Portfolio, which is equal to approximately 35% equity securities and 65% debt securities.

As the Portfolio’s Target Allocation migrates toward that of ING Solution Income Portfolio by the Target Date, it is anticipated that the Portfolio would be merged with and into the ING Solution Income Portfolio. The ING Solution Income Portfolio is for those investors who are retired, nearing retirement or in need of making withdrawals from their portfolio soon.

In summary, the Portfolio is designed for an investor who plans to withdraw the value of the investor’s investments in the Portfolio gradually on or after the Target Date. The mix of investments in the Portfolio’s Target Allocation will change over time and seek to reduce investment risk as the Portfolio approaches its Target Date.

The Portfolio will be rebalanced periodically to return to the Target Allocation. The Target Allocation may be changed at any time by the Sub-Adviser.

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio, even near, at, or after the Target Date. There is no guarantee that the Portfolio will provide adequate income at and through your retirement or for any of your financial goals. The value of your investment in the Portfolio changes with the values of the Underlying Funds and their investments. Any of the following risks, among others, could affect the Portfolio’s or an Underlying Fund’s performance or cause the Portfolio or an Underlying Fund to lose money or to underperform market averages of other funds.

Asset Allocation   Assets will be allocated among Underlying Funds and markets based on judgments by the Adviser. There is a risk that the Portfolio may allocate assets to an Underlying Fund or asset class that underperforms other funds or asset classes.

Call   During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, an Underlying Fund would experience a decline in income.

Commodities   The operations and financial performance of companies in natural resources industries may be directly affected by commodity prices. This risk is exacerbated for those natural resources companies that own the underlying commodity.

ING Solution 2020 Portfolio	37

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Credit   Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Credit Default Swaps   The Portfolio or an Underlying Fund may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the Portfolio or an Underlying Fund pays a fee to protect against the risk that a security held by the Portfolio or the Underlying Fund will default. As a seller of the swap, the Portfolio or an Underlying Fund receives payment(s) in return for its obligation to pay the counterparty the full national value of the security in the event of a default of the security issuer. As a seller of a swap, the Portfolio or an Underlying Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio or an Underlying Fund would be subject to investment exposure on the notional value of the swap. Credit default swaps are largely unregulated and susceptible to liquidity, credit, and counterparty risks.

Currency   To the extent that an Underlying Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio or an Underlying Fund and reduce its returns. Derivatives may not perform as expected, so the Portfolio or an Underlying Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio or an Underlying Fund to the risk of improper valuation.

Floating Rate Loans   The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans and many floating rate loans are subject to restrictions on resale.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Underlying Funds experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Foreign investment risks may be greater in developing and emerging markets than in developed markets. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

High-Yield Securities   Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Index Strategy   The index selected may underperform the overall market and an Underlying Fund might fail to track its target index. The correlation between an Underlying Fund and index performance may be affected by the Underlying Fund’s expenses and the timing of purchases and redemptions of the Underlying Fund’s shares. An Underlying Fund’s actual holdings might not match the Index and the Underlying Fund’s effective exposure to index securities at any given time may not equal 100%.

Inflation-Indexed Bonds   If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Interest Rate   With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase an Underlying Fund’s exposure to risks associated with rising interest rates.

Liquidity   If a security is illiquid, an Underlying Fund might be unable to sell the security at a time when the manager might wish to sell, and the security could have the effect of decreasing the overall level of an Underlying Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount an Underlying Fund could realize upon disposition. An Underlying Fund may make investments that become less liquid in response

38	ING Solution 2020 Portfolio

to market developments or adverse investor perception. An Underlying Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to an Underlying Fund.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which the Underlying Funds invest. Rather, the market could favor securities to which the Underlying Funds are not exposed or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Underlying Funds costs and impair the ability of the Underlying Funds to achieve its investment objectives.

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio or an Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio and a proportionate share of the expenses of each Underlying Fund.

Real Estate Companies and Real Estate Investment Trusts (“REITs”)   Investing in real estate companies and REITs may subject an Underlying Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.

Sovereign Debt   These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the performance of the Portfolio’s Class ADV shares’ for the first full calendar year of operations, and the table compares the Portfolio’s Class ADV shares’ and Class S shares’ performance to the performance of a broad-based securities market index/indices for the same period. The Class ADV shares and Class S shares of the Portfolio would have substantially similar performance because they invest in the same portfolio of securities. However, Class S shares’ performance would be higher than Class ADV shares’ performance because of the higher expenses paid by Class ADV shares. The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio’s past performance is no guarantee of future results.

Calendar Year Total Returns Class ADV
(as of December 31)

ING Solution 2020 Portfolio	39

Best quarter: 1st, 2012, 8.57% and Worst quarter: 2nd, 2012, (2.29)%

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs (or since inception)	10 Yrs	Inception Date
Class ADV	%	11.76	16.79	N/A	10/03/11
Class S	%	11.90	16.91	N/A	10/03/11
S&P Target Date 2020 Index[1]	%	11.76	17.47	N/A	—

1	The index returns do not reflect deductions for fees, expenses, or taxes.

PORTFOLIO MANAGEMENT

Investment Adviser	Sub-Adviser
Directed Services LLC	ING Investment Management Co. LLC

Portfolio Managers
Heather Hackett, CFA	Halvard Kvaale,CIMA
Portfolio Manager (since 09/11)	Portfolio Manager (since 08/12)
Paul Zemsky, CFA
Portfolio Manager (since 09/11)

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

40	ING Solution 2020 Portfolio

ING Solution 2025 Portfolio

INVESTMENT OBJECTIVE

Until the day prior to its Target Date (defined below), the Portfolio seeks to provide total return consistent with an asset allocation targeted at retirement in approximately 2025. On the Target Date, the Portfolio’s investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

FEES AND EXPENSES OF THE PORTFOLIO

The tables describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The tables do not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

On March 18, 2013, shareholders of the Portfolio were sent a proxy statement, which asked shareholders to approve a new fee structure (the “Amended Fee Structure”), which would modify the fees payable to the Adviser. Under the proposed Amended Fee Structure, the current Management Fee rate would continue to be charged with respect to assets invested in underlying funds in the ING Fund Complex (“Underlying Funds”), but a higher Management Fee rate would be charged on assets invested in other types of securities.

If the Amended Fee Structure is approved by shareholders, the fees you would pay if you buy and hold shares of the Portfolio will change. The current fee structure is reflected in Fee Table A below. The Amended Fee Structure is reflected below in Fee Table B. Similarly, if the Amended Fee Structure is approved, the expenses you pay as a shareholder of the Portfolio may change. An example intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds is also included below. Expense Example Table A shows an example based on the current fee structure. Expense Example Table B shows an example based on the Amended Fee Structure.

There is no guarantee that shareholders will approve the Amended Fee Structure, in which case the Portfolio will continue to operate under the current fee structure. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Portfolio’s website at www.INGFunds.com/vp/literature.

Fee Table A - Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class		ADV	S
Management Fees	%	0.10	0.10
Distribution and/or Shareholder Services (12b-1) Fees	%	0.50	0.25
Administrative Services Fees	%	0.10	0.10
Other Expenses	%	0.03	0.03
Acquired Fund Fees and Expenses	%	0.69	0.69
Total Annual Portfolio Operating Expenses[2]	%	1.42	1.17
Waivers and Reimbursements[3]	%	(0.11)	(0.11)
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	%	1.31	1.06

1	Expense ratios have been adjusted to reflect current fees.

2	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

3	The adviser is contractually obligated to limit expenses to 0.62% and 0.37% of Class ADV and Class S shares, respectively, through May 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years.

Expense Examples $

The Examples are intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Examples do not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated. The Examples also assume that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Example Table A

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
ADV	$133	439	766	1,692
S	$108	361	633	1,411

The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.

Fee Table B - Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class		ADV	S
Management Fees[2]	%	0.14	0.14
Distribution and/or Shareholder Services (12b-1) Fees	%	0.50	0.25

ING Solution 2025 Portfolio	41

Class		ADV	S
Administrative Services Fees	%	0.10	0.10
Other Expenses	%	0.03	0.03
Acquired Fund Fees and Expenses	%	0.69	0.69
Total Annual Portfolio Operating Expenses[3]	%	1.46	1.21
Waivers and Reimbursements[4]	%	(0.16)	(0.16)
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	%	1.30	1.05

1	Expense ratios have been adjusted to reflect current contractual rates.

2	Pending shareholder approval, the Portfolio’s Management Fee structure was changed to a “bifurcated fee” structure as follows: an annual rate of 0.10% of the Portfolio’s average daily net assets invested in Underlying Funds within the ING Funds complex, and 0.30% of the Portfolio’s average daily net assets invested in direct investments, which include, but are not limited to, exchange-traded funds, securities issued by non-investment company issuers, such as operating companies, and derivative instruments. The Management Fee reflected in the table is calculated based on an estimated investment of 20% of the Portfolio’s assets in direct investments.

3	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

4	The adviser is contractually obligated to limit expenses to 1.30% and 1.05% of Class ADV and Class S shares, respectively, through at least May 1, 2018; the obligation does not extend to interest, taxes, brokerage commissions, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years.

Expense Examples $

The Examples are intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Examples do not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated. The Examples also assume that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Example Table B

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
ADV	$132	412	713	1,669
S	$107	334	579	1,386

The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-, three-, and five-year periods and the first five years of the ten-year period.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Examples, affect the Portfolio’s performance.

During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 65% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests in a combination of Underlying Funds, which are actively managed funds or passively managed funds (index funds), that invest in U.S. stocks, international stocks, U.S. bonds, and other debt instruments and the Portfolio uses an asset allocation strategy designed for investors expecting to retire around the year 2025. The Portfolio’s current approximate target investment allocations (expressed as a percentage of its net assets) among the Underlying Funds are as follows: 66% in equity securities; and 34% in debt instruments. As these are Target Allocations, the actual allocations of the Portfolio’s assets may deviate from the percentages shown.

The Target Allocations are measured with reference to the primary investment strategies of the Underlying Funds; actual exposure to equity securities and debt instruments will vary from the Target Allocations if an Underlying Fund is not substantially invested in accordance with its primary investment strategy. The Portfolio may periodically deviate from the Target Allocations based on an assessment of the current market conditions or other factors. Generally, the deviations fall within the range of +/- 10% relative to the current Target Allocations. The Portfolio may, in light of market conditions or other factors, deviate by a wider margin in order to protect the Portfolio, achieve its investment objective, or to take advantage of particular opportunities.

The Underlying Funds provide exposure to a wide range of traditional asset classes which include stocks, bonds, and cash and non-traditional asset classes (also known as alternative strategies) which include, but are not limited to, real estate, commodities, and floating rate loans.

Equity securities in which the Underlying Funds invest include, but are not limited to, domestic and international large-, mid-, and small-capitalization stocks (may be growth oriented, value oriented, or a blend); emerging market securities; domestic and international real estate stocks, including real estate investment trusts; and natural resource/commodity securities.

Debt instruments in which the Underlying Funds invest include, but are not limited to, domestic and international intermediate, long-term and short-term bonds; high-yield bonds commonly referred to as “junk bonds;” floating rate loans; and Treasury inflation protected securities.

The Portfolio may also invest in derivatives, including futures, and swaps (including interest rate swaps, total return swaps, and credit default swaps), to make tactical asset allocations, to seek to minimize risk, and to assist in managing cash.

42	ING Solution 2025 Portfolio

The Portfolio may invest up to 20% of its total assets in exchange-traded funds.

The Portfolio may also allocate in the future to the following asset class: emerging markets debt instruments. There can be no assurance that this allocation will occur.

The Portfolio is designed primarily for long-term investors in tax-advantaged accounts. The Portfolio is structured and managed around a specific target retirement or financial goal date 2025 (“Target Date”). The Target Date is the approximate year that an investor in the Portfolio would plan to make withdrawals from the Portfolio for retirement or other financial goals. The chart below shows the glide path and illustrates how the equity securities and debt instruments allocations will change over time. Generally, the Portfolio’s glide path will transition to the target asset allocations illustrated below on an annual basis and become more conservative as the Portfolio approaches the Target Date. As the Portfolio approaches its Target Date in 2025, the Portfolio’s Target Allocation is anticipated to be the same as that of ING Solution Income Portfolio, which is equal to approximately 35% equity securities and 65% debt instruments.

As the Portfolio’s Target Allocation migrates toward that of ING Solution Income Portfolio by the Target Date, it is anticipated that the Portfolio would be merged with and into the ING Solution Income Portfolio. The ING Solution Income Portfolio is for those investors who are retired, nearing retirement or in need of making withdrawals from their portfolio soon.

In summary, the Portfolio is designed for an investor who plans to withdraw the value of the investor’s investments in the Portfolio gradually on or after the Target Date. The mix of investments in the Portfolio’s Target Allocation will change over time and seek to reduce investment risk as the Portfolio approaches its Target Date.

The Portfolio will be rebalanced periodically to return to the Target Allocation. The Target Allocation may be changed at any time by the Sub-Adviser.

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio, even near, at, or after the Target Date. There is no guarantee that the Portfolio will provide adequate income at and through your retirement or for any of your financial goals. The value of your investment in the Portfolio changes with the values of the Underlying Funds and their investments. Any of the following risks, among others, could affect the Portfolio’s or an Underlying Fund’s performance or cause the Portfolio or an Underlying Fund to lose money or to underperform market averages of other funds.

Asset Allocation   Assets will be allocated among Underlying Funds and markets based on judgments by the Adviser. There is a risk that the Portfolio may allocate assets to an Underlying Fund or asset class that underperforms other funds or asset classes.

Call   During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, an Underlying Fund would experience a decline in income.

Commodities   The operations and financial performance of companies in natural resources industries may be directly affected by commodity prices. This risk is exacerbated for those natural resources companies that own the underlying commodity.

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Credit   Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Credit Default Swaps   The Portfolio or an Underlying Fund may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the Portfolio or an Underlying Fund pays a fee to protect against the risk that a security held by the Portfolio or the Underlying Fund will default. As a seller of the swap, the Portfolio or an Underlying Fund receives payment(s) in return for its obligation to pay the counterparty the full national value of the security in the event of a default of the security issuer. As a seller of a swap, the Portfolio or an Underlying Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio or an Underlying Fund would be subject to investment exposure on the notional value of the swap. Credit default swaps are largely unregulated and susceptible to liquidity, credit, and counterparty risks.

Currency   To the extent that an Underlying Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and

ING Solution 2025 Portfolio	43

liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio or an Underlying Fund and reduce its returns. Derivatives may not perform as expected, so the Portfolio or an Underlying Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio or an Underlying Fund to the risk of improper valuation.

Floating Rate Loans   The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans and many floating rate loans are subject to restrictions on resale.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Underlying Funds experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Foreign investment risks may be greater in developing and emerging markets than in developed markets. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

High-Yield Securities   Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Index Strategy   The index selected may underperform the overall market and an Underlying Fund might fail to track its target index. The correlation between an Underlying Fund and index performance may be affected by the Underlying Fund’s expenses and the timing of purchases and redemptions of the Underlying Fund’s shares. An Underlying Fund’s actual holdings might not match the Index and the Underlying Fund’s effective exposure to index securities at any given time may not equal 100%.

Inflation-Indexed Bonds   If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Interest Rate   With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase an Underlying Fund’s exposure to risks associated with rising interest rates.

Liquidity   If a security is illiquid, an Underlying Fund might be unable to sell the security at a time when the manager might wish to sell, and the security could have the effect of decreasing the overall level of an Underlying Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount an Underlying Fund could realize upon disposition. An Underlying Fund may make investments that become less liquid in response to market developments or adverse investor perception. An Underlying Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to an Underlying Fund.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which the Underlying Funds invest. Rather, the market could favor securities to which the Underlying Funds are not exposed or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Underlying Funds costs and impair the ability of the Underlying Funds to achieve its investment objectives.

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment

44	ING Solution 2025 Portfolio

company might decrease. Because the Portfolio or an Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio and a proportionate share of the expenses of each Underlying Fund.

Real Estate Companies and Real Estate Investment Trusts (“REITs”)   Investing in real estate companies and REITs may subject an Underlying Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.

Sovereign Debt   These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio’s Class ADV shares’ performance from year to year, and the table compares the Portfolio’s Class ADV shares’ and Class S shares’ performance to the performance of a broad-based securities market index/indices for the same period. Class ADV shares and Class S shares of the Portfolio would have substantially similar performance because they invest in the same portfolio of securities. However, Class S shares’ performance would be higher than Class ADV shares’ performance because of the higher expenses paid by Class ADV shares. The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio’s past performance is no guarantee of future results.

Calendar Year Total Returns Class ADV
(as of December 31 of each year)

Best quarter: 2nd, 2009, 16.51% and Worst quarter: 4th, 2008, (19.56)%

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs	10 Yrs (or since inception)	Inception Date
Class ADV	%	13.24	0.56	3.64	04/29/05
Class S	%	13.44	0.80	3.91	04/29/05
S&P Target Date 2025 Index[1]	%	12.79	2.65	5.54[2]	—
Russell 3000® Index[1]	%	16.42	2.04	5.37[2]	—
MSCI EAFE® Index[3]	%	17.32	(3.69)	4.05[2]	—
BCAB Index[1]	%	4.21	5.95	5.54[2]	—

1	The index returns do not reflect deductions for fees, expenses, or taxes.

2	Reflects index performance since the date closest to the Class’ inception for which data is available.

3	The index returns include the reinvestment of dividends and distributions net of withholding taxes, but do not reflect fees, brokerage commissions, or other expenses.

PORTFOLIO MANAGEMENT

On March 18, 2013, shareholders of the Portfolio were sent a proxy statement, which asked shareholders to approve the appointment of ING Investment Management Co., LLC as the Sub-Adviser to the Portfolio. If shareholders approve this proposal, ING Investment Management Co., LLC will become the Sub-Adviser to the Portfolio; however, the individuals listed as members of the Investment Committee will continue to be responsible for the day-to-day management of the Portfolio. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Portfolio’s website at www.INGFunds.com/vp/literature.

Investment Adviser
Directed Services LLC

Investment Committee
Heather Hackett, CFA	Halvard Kvaale, CIMA
Committee Member (since 08/09)	Committee Member (since 08/12)
Paul Zemsky, CFA
Committee Member (since 12/07)

ING Solution 2025 Portfolio	45

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

46	ING Solution 2025 Portfolio

ING Solution 2030 Portfolio

INVESTMENT OBJECTIVE

Until the day prior to its Target Date (defined below), the Portfolio seeks to provide total return consistent with an asset allocation targeted at retirement in approximately 2030. On the Target Date, the Portfolio’s investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

FEES AND EXPENSES OF THE PORTFOLIO

The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class		ADV	S
Management Fees[2]	%	0.14	0.14
Distribution and/or Shareholder Services (12b-1) Fees	%	0.50	0.25
Administrative Services Fees	%	0.10	0.10
Other Expenses	%	41.67	41.67
Acquired Fund Fees and Expenses	%	0.70	0.70
Total Annual Portfolio Operating Expenses[3]	%	43.11	42.86
Waivers and Reimbursements[4]	%	(41.78)	(41.78)
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	%	1.33	1.08

1	Expense ratios have been adjusted to reflect current contractual rates.

2	Effective April 30, 2013, the Portfolio’s Management Fee structure was changed to a “bifurcated fee” structure as follows: an annual rate of 0.10% of the Portfolio’s average daily net assets invested in Underlying Funds within the ING Funds complex, and 0.30% of the Portfolio’s average daily net assets invested in direct investments, which include, but are not limited to, exchange-traded funds, securities issued by non-investment company issuers, such as operating companies, and derivative instruments. The Management Fee reflected in the table is calculated based on an estimated investment of 20% of the Portfolio’s assets in direct investments.

3	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

4	The adviser is contractually obligated to limit expenses to 1.33% and 1.08% of Class ADV and Class S shares, respectively, through at least May 1, 2018; the obligation does not extend to interest, taxes, brokerage commissions, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years.

Expense Examples $

The Examples are intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Examples do not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated. The Examples also assume that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
ADV	$135	421	729	10,698
S	$110	343	595	10,688

The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-, three-, and five-year periods and the first five years of the ten-year period.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Examples, affect the Portfolio’s performance.

During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 76% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests in a combination of Underlying Funds, which are actively managed funds or passively managed funds (index funds), that invest in U.S. stocks, international stocks, U.S. bonds, and other debt instruments and the Portfolio uses an asset allocation strategy designed for investors expecting to retire around the year 2030. The Portfolio’s current approximate target investment allocations (expressed as a percentage of its net assets) among the Underlying Funds are as follows: 75% in equity securities; and 25% in debt instruments. As these are Target Allocations, the actual allocations of the Portfolio’s assets may deviate from the percentages shown.

The Target Allocations are measured with reference to the primary investment strategies of the Underlying Funds; actual exposure to equity securities and debt instruments will vary from the Target Allocations if an Underlying Fund is not substantially invested in accordance with its primary investment strategy. The Portfolio may periodically deviate from the Target Allocations based on an assessment of the current market conditions or other factors. Generally, the deviations fall within the range of +/- 10% relative to the current Target Allocations. The sub-adviser (“Sub-Adviser”)

ING Solution 2030 Portfolio	47

may determine, in light of market conditions or other factors, to deviate by a wider margin in order to protect the Portfolio, achieve its investment objective, or to take advantage of particular opportunities.

The Underlying Funds provide exposure to a wide range of traditional asset classes which include stocks, bonds, and cash and non-traditional asset classes (also known as alternative strategies) which include, but are not limited to, real estate, commodities, and floating rate loans.

Equity securities in which the Underlying Funds invest include, but are not limited to, domestic and international large-, mid-, and small-capitalization stocks (may be growth oriented, value oriented, or a blend); emerging market securities; domestic and international real estate stocks, including real estate investment trusts; and natural resource/commodity securities.

Debt instruments in which the Underlying Funds invest include, but are not limited to, domestic and international intermediate, long-term and short-term bonds; high-yield bonds commonly referred to as “junk bonds;” floating rate loans; and Treasury inflation protected securities.

The Portfolio may also invest in derivatives, including futures, and swaps (including interest rate swaps, total return swaps, and credit default swaps), to make tactical asset allocations, to seek to minimize risk, and to assist in managing cash.

The Portfolio may invest up to 20% of its total assets in exchange-traded funds.

The Portfolio may also allocate in the future to the following asset class: emerging markets debt instruments. There can be no assurance that this allocation will occur.

The Portfolio is designed primarily for long-term investors in tax-advantaged accounts. The Portfolio is structured and managed around a specific target retirement or financial goal date 2030 (“Target Date”). The Target Date is the approximate year that an investor in the Portfolio would plan to make withdrawals from the Portfolio for retirement or other financial goals. The chart below shows the glide path and illustrates how the equity securities and debt instruments allocations will change over time. Generally, the Portfolio’s glide path will transition to the target asset allocations illustrated below on an annual basis and become more conservative as the Portfolio approaches the Target Date. As the Portfolio approaches its Target Date in 2030, the Portfolio’s Target Allocation is anticipated to be the same as that of ING Solution Income Portfolio, which is equal to approximately 35% equity securities and 65% debt instruments.

As the Portfolio’s Target Allocation migrates toward that of ING Solution Income Portfolio by the Target Date, it is anticipated that the Portfolio would be merged with and into the ING Solution Income Portfolio. The ING Solution Income Portfolio is for those investors who are retired, nearing retirement or in need of making withdrawals from their portfolio soon.

In summary, the Portfolio is designed for an investor who plans to withdraw the value of the investor’s investments in the Portfolio gradually on or after the Target Date. The mix of investments in the Portfolio’s Target Allocation will change over time and seek to reduce investment risk as the Portfolio approaches its Target Date.

The Portfolio will be rebalanced periodically to return to the Target Allocation. The Target Allocation may be changed at any time by the Sub-Adviser.

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio, even near, at, or after the Target Date. There is no guarantee that the Portfolio will provide adequate income at and through your retirement or for any of your financial goals. The value of your investment in the Portfolio changes with the values of the Underlying Funds and their investments. Any of the following risks, among others, could affect the Portfolio’s or an Underlying Fund’s performance or cause the Portfolio or an Underlying Fund to lose money or to underperform market averages of other funds.

Asset Allocation   Assets will be allocated among Underlying Funds and markets based on judgments by the Adviser. There is a risk that the Portfolio may allocate assets to an Underlying Fund or asset class that underperforms other funds or asset classes.

Call   During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, an Underlying Fund would experience a decline in income.

Commodities   The operations and financial performance of companies in natural resources industries may be directly affected by commodity prices. This risk is exacerbated for those natural resources companies that own the underlying commodity.

48	ING Solution 2030 Portfolio

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Credit   Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Credit Default Swaps   The Portfolio or an Underlying Fund may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the Portfolio or an Underlying Fund pays a fee to protect against the risk that a security held by the Portfolio or the Underlying Fund will default. As a seller of the swap, the Portfolio or an Underlying Fund receives payment(s) in return for its obligation to pay the counterparty the full national value of the security in the event of a default of the security issuer. As a seller of a swap, the Portfolio or an Underlying Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio or an Underlying Fund would be subject to investment exposure on the notional value of the swap. Credit default swaps are largely unregulated and susceptible to liquidity, credit, and counterparty risks.

Currency   To the extent that an Underlying Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio or an Underlying Fund and reduce its returns. Derivatives may not perform as expected, so the Portfolio or an Underlying Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio or an Underlying Fund to the risk of improper valuation.

Floating Rate Loans   The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans and many floating rate loans are subject to restrictions on resale.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Underlying Funds experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Foreign investment risks may be greater in developing and emerging markets than in developed markets. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

High-Yield Securities   Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Index Strategy   The index selected may underperform the overall market and an Underlying Fund might fail to track its target index. The correlation between an Underlying Fund and index performance may be affected by the Underlying Fund’s expenses and the timing of purchases and redemptions of the Underlying Fund’s shares. An Underlying Fund’s actual holdings might not match the Index and the Underlying Fund’s effective exposure to index securities at any given time may not equal 100%.

Inflation-Indexed Bonds   If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Interest Rate   With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase an Underlying Fund’s exposure to risks associated with rising interest rates.

Liquidity   If a security is illiquid, an Underlying Fund might be unable to sell the security at a time when the manager might wish to sell, and the security could have the effect of decreasing the overall level of an Underlying Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount an Underlying Fund could realize upon disposition. An Underlying Fund may make investments that become less liquid in response

ING Solution 2030 Portfolio	49

to market developments or adverse investor perception. An Underlying Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to an Underlying Fund.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which the Underlying Funds invest. Rather, the market could favor securities to which the Underlying Funds are not exposed or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Underlying Funds costs and impair the ability of the Underlying Funds to achieve its investment objectives.

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.
Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio or an Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio and a proportionate share of the expenses of each Underlying Fund.

Real Estate Companies and Real Estate Investment Trusts (“REITs”)   Investing in real estate companies and REITs may subject an Underlying Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.

Sovereign Debt   These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the performance of the Portfolio’s Class ADV shares’ for the first full calendar year of operations, and the table compares the Portfolio’s Class ADV shares’ and Class S shares’ performance to the performance of a broad-based securities market index/indices for the same period. The Class ADV shares and Class S shares of the Portfolio would have substantially similar performance because they invest in the same portfolio of securities. However, Class S shares’ performance would be higher than Class ADV shares’ performance because of the higher expenses paid by Class ADV shares. The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio’s past performance is no guarantee of future results.

Calendar Year Total Returns Class ADV
(as of December 31)

50	ING Solution 2030 Portfolio

Best quarter: 1st, 2012, 10.85% and Worst quarter: 2nd, 2012, (3.92)%

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs (or since inception)	10 Yrs	Inception Date
Class ADV	%	13.48	20.07	N/A	10/03/11
Class S	%	13.62	20.19	N/A	10/03/11
S&P Target Date 2030 Index[1]	%	13.71	20.83	N/A	—

1	The index returns do not reflect deductions for fees, expenses, or taxes.

PORTFOLIO MANAGEMENT

Investment Adviser	Sub-Adviser
Directed Services LLC	ING Investment Management Co. LLC

Portfolio Managers
Heather Hackett, CFA	Halvard Kvaale,CIMA
Portfolio Manager (since 09/11)	Portfolio Manager (since 08/12)
Paul Zemsky, CFA
Portfolio Manager (since 09/11)

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

ING Solution 2030 Portfolio	51

ING Solution 2035 Portfolio

INVESTMENT OBJECTIVE

Until the day prior to its Target Date (defined below), the Portfolio seeks to provide total return consistent with an asset allocation targeted at retirement in approximately 2035. On the Target Date, the Portfolio’s investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

FEES AND EXPENSES OF THE PORTFOLIO

The tables describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The tables do not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

On March 18, 2013, shareholders of the Portfolio were sent a proxy statement, which asked shareholders to approve a new fee structure (the “Amended Fee Structure”), which would modify the fees payable to the Adviser. Under the proposed Amended Fee Structure, the current Management Fee rate would continue to be charged with respect to assets invested in underlying funds in the ING Fund Complex (“Underlying Funds”), but a higher Management Fee rate would be charged on assets invested in other types of securities.

If the Amended Fee Structure is approved by shareholders, the fees you would pay if you buy and hold shares of the Portfolio will change. The current fee structure is reflected in Fee Table A below. The Amended Fee Structure is reflected below in Fee Table B. Similarly, if the Amended Fee Structure is approved, the expenses you pay as a shareholder of the Portfolio may change. An example intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds is also included below. Expense Example Table A shows an example based on the current fee structure. Expense Example Table B shows an example based on the Amended Fee Structure.

There is no guarantee that shareholders will approve the Amended Fee Structure, in which case the Portfolio will continue to operate under the current fee structure. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Portfolio’s website at www.INGFunds.com/vp/literature.

Fee Table A - Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class		ADV	S
Management Fees	%	0.10	0.10
Distribution and/or Shareholder Services (12b-1) Fees	%	0.50	0.25
Administrative Services Fees	%	0.10	0.10
Other Expenses	%	0.03	0.03
Acquired Fund Fees and Expenses	%	0.75	0.75
Total Annual Portfolio Operating Expenses[2]	%	1.48	1.23
Waivers and Reimbursements[3]	%	(0.11)	(0.11)
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	%	1.37	1.12

1	Expense ratios have been adjusted to reflect current fees.

2	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

3	The adviser is contractually obligated to limit expenses to 0.62% and 0.37% of Class ADV and Class S shares, respectively, through May 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years.

Expense Examples $

The Examples are intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Examples do not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated. The Examples also assume that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Example Table A

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
ADV	$139	457	798	1,759
S	$114	379	665	1,479

The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.

Fee Table B - Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class		ADV	S
Management Fees[2]	%	0.14	0.14
Distribution and/or Shareholder Services (12b-1) Fees	%	0.50	0.25

52	ING Solution 2035 Portfolio

Class		ADV	S
Administrative Services Fees	%	0.10	0.10
Other Expenses	%	0.03	0.03
Acquired Fund Fees and Expenses	%	0.75	0.75
Total Annual Portfolio Operating Expenses[3]	%	1.52	1.27
Waivers and Reimbursements[4]	%	(0.15)	(0.15)
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	%	1.37	1.12

1	Expense ratios have been adjusted to reflect current contractual rates.

2	Pending shareholder approval, the Portfolio’s Management Fee structure was changed to a “bifurcated fee” structure as follows: an annual rate of 0.10% of the Portfolio’s average daily net assets invested in Underlying Funds within the ING Funds complex, and 0.30% of the Portfolio’s average daily net assets invested in direct investments, which include, but are not limited to, exchange-traded funds, securities issued by non-investment company issuers, such as operating companies, and derivative instruments. The Management Fee reflected in the table is calculated based on an estimated investment of 20% of the Portfolio’s assets in direct investments.

3	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

4	The adviser is contractually obligated to limit expenses to 1.37% and 1.12% of Class ADV and Class S shares, respectively, through at least May 1, 2018; the obligation does not extend to interest, taxes, brokerage commissions, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years.

Expense Examples $

The Examples are intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Examples do not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated. The Examples also assume that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Example Table B

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
ADV	$139	434	750	1,741
S	$114	356	617	1,460

The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-, three-, and five-year periods and the first five years of the ten-year period.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Examples, affect the Portfolio’s performance.

During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 58% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests in a combination of Underlying Funds, which are actively managed funds or passively managed funds (index funds), that invest in U.S. stocks, international stocks, U.S. bonds, and other debt instruments and the Portfolio uses an asset allocation strategy designed for investors expecting to retire around the year 2035. The Portfolio’s current approximate target investment allocations (expressed as a percentage of its net assets) among the Underlying Funds are as follows: 83% in equity securities; and 17% in debt instruments. As these are Target Allocations, the actual allocations of the Portfolio’s assets may deviate from the percentages shown.

The Target Allocations are measured with reference to the primary investment strategies of the Underlying Funds; actual exposure to equity securities and debt instruments will vary from the Target Allocations if an Underlying Fund is not substantially invested in accordance with its primary investment strategy. The Portfolio may periodically deviate from the Target Allocations based on an assessment of the current market conditions or other factors. Generally, the deviations fall within the range of +/- 10% relative to the current Target Allocations. The Portfolio may, in light of market conditions or other factors, deviate by a wider margin in order to protect the Portfolio, achieve its investment objective, or to take advantage of particular opportunities.

The Underlying Funds provide exposure to a wide range of traditional asset classes which include stocks, bonds, and cash and non-traditional asset classes (also known as alternative strategies) which include, but are not limited to, real estate, commodities, and floating rate loans.

Equity securities in which the Underlying Funds invest include, but are not limited to, domestic and international large-, mid-, and small-capitalization stocks (may be growth oriented, value oriented, or a blend); emerging market securities; domestic and international real estate stocks, including real estate investment trusts; and natural resource/commodity securities.

Debt instruments in which the Underlying Funds invest include, but are not limited to, domestic and international intermediate, long-term and short-term bonds; high-yield bonds commonly referred to as “junk bonds;” floating rate loans; and Treasury inflation protected securities.

The Portfolio may also invest in derivatives, including futures, and swaps (including interest rate swaps, total return swaps, and credit default swaps), to make tactical asset allocations, to seek to minimize risk, and to assist in managing cash.

ING Solution 2035 Portfolio	53

The Portfolio may invest up to 20% of its total assets in exchange-traded funds.

The Portfolio may also allocate in the future to the following asset class: emerging markets debt instruments. There can be no assurance that this allocation will occur.

The Portfolio is designed primarily for long-term investors in tax-advantaged accounts. The Portfolio is structured and managed around a specific target retirement or financial goal date 2035 (“Target Date”). The Target Date is the approximate year that an investor in the Portfolio would plan to make withdrawals from the Portfolio for retirement or other financial goals. The chart below shows the glide path and illustrates how the equity securities and debt instruments allocations will change over time. Generally, the Portfolio’s glide path will transition to the target asset allocations illustrated below on an annual basis and become more conservative as the Portfolio approaches the Target Date. As the Portfolio approaches its Target Date in 2035, the Portfolio’s Target Allocation is anticipated to be the same as that of ING Solution Income Portfolio, which is equal to approximately 35% equity securities and 65% debt instruments.

As the Portfolio’s Target Allocation migrates toward that of ING Solution Income Portfolio by the Target Date, it is anticipated that the Portfolio would be merged with and into the ING Solution Income Portfolio. The ING Solution Income Portfolio is for those investors who are retired, nearing retirement or in need of making withdrawals from their portfolio soon.

In summary, the Portfolio is designed for an investor who plans to withdraw the value of the investor’s investments in the Portfolio gradually on or after the Target Date. The mix of investments in the Portfolio’s Target Allocation will change over time and seek to reduce investment risk as the Portfolio approaches its Target Date.

The Portfolio will be rebalanced periodically to return to the Target Allocation. The Target Allocation may be changed at any time by the Sub-Adviser.

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio, even near, at, or after the Target Date. There is no guarantee that the Portfolio will provide adequate income at and through your retirement or for any of your financial goals. The value of your investment in the Portfolio changes with the values of the Underlying Funds and their investments. Any of the following risks, among others, could affect the Portfolio’s or an Underlying Fund’s performance or cause the Portfolio or an Underlying Fund to lose money or to underperform market averages of other funds.

Asset Allocation   Assets will be allocated among Underlying Funds and markets based on judgments by the Adviser. There is a risk that the Portfolio may allocate assets to an Underlying Fund or asset class that underperforms other funds or asset classes.

Call   During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, an Underlying Fund would experience a decline in income.

Commodities   The operations and financial performance of companies in natural resources industries may be directly affected by commodity prices. This risk is exacerbated for those natural resources companies that own the underlying commodity.

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Credit   Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Credit Default Swaps   The Portfolio or an Underlying Fund may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the Portfolio or an Underlying Fund pays a fee to protect against the risk that a security held by the Portfolio or the Underlying Fund will default. As a seller of the swap, the Portfolio or an Underlying Fund receives payment(s) in return for its obligation to pay the counterparty the full national value of the security in the event of a default of the security issuer. As a seller of a swap, the Portfolio or an Underlying Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio or an Underlying Fund would be subject to investment exposure on the notional value of the swap. Credit default swaps are largely unregulated and susceptible to liquidity, credit, and counterparty risks.

Currency   To the extent that an Underlying Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and

54	ING Solution 2035 Portfolio

liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio or an Underlying Fund and reduce its returns. Derivatives may not perform as expected, so the Portfolio or an Underlying Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio or an Underlying Fund to the risk of improper valuation.

Floating Rate Loans   The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans and many floating rate loans are subject to restrictions on resale.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Underlying Funds experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Foreign investment risks may be greater in developing and emerging markets than in developed markets. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

High-Yield Securities   Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Index Strategy   The index selected may underperform the overall market and an Underlying Fund might fail to track its target index. The correlation between an Underlying Fund and index performance may be affected by the Underlying Fund’s expenses and the timing of purchases and redemptions of the Underlying Fund’s shares. An Underlying Fund’s actual holdings might not match the Index and the Underlying Fund’s effective exposure to index securities at any given time may not equal 100%.

Inflation-Indexed Bonds   If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Interest Rate   With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase an Underlying Fund’s exposure to risks associated with rising interest rates.

Liquidity   If a security is illiquid, an Underlying Fund might be unable to sell the security at a time when the manager might wish to sell, and the security could have the effect of decreasing the overall level of an Underlying Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount an Underlying Fund could realize upon disposition. An Underlying Fund may make investments that become less liquid in response to market developments or adverse investor perception. An Underlying Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to an Underlying Fund.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which the Underlying Funds invest. Rather, the market could favor securities to which the Underlying Funds are not exposed or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Underlying Funds costs and impair the ability of the Underlying Funds to achieve its investment objectives.

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment

ING Solution 2035 Portfolio	55

company might decrease. Because the Portfolio or an Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio and a proportionate share of the expenses of each Underlying Fund.

Real Estate Companies and Real Estate Investment Trusts (“REITs”)   Investing in real estate companies and REITs may subject an Underlying Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.

Sovereign Debt   These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio’s Class ADV shares’ performance from year to year, and the table compares the Portfolio’s Class ADV shares’ and Class S shares’ performance to the performance of a broad-based securities market index/indices for the same period. Class ADV shares and Class S shares of the Portfolio would have substantially similar performance because they invest in the same portfolio of securities. However, Class S shares’ performance would be higher than Class ADV shares’ performance because of the higher expenses paid by Class ADV shares. The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio’s past performance is no guarantee of future results.

Calendar Year Total Returns Class ADV
(as of December 31 of each year)

Best quarter: 2nd, 2009, 18.00% and Worst quarter: 4th, 2008, (21.31)%

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs	10 Yrs (or since inception)	Inception Date
Class ADV	%	14.89	0.08	3.76	04/29/05
Class S	%	15.09	0.33	4.03	04/29/05
S&P Target Date 2035 Index[1]	%	14.41	1.93	5.39[2]	—
Russell 3000® Index[1]	%	16.42	2.04	5.37[2]	—
MSCI EAFE® Index[3]	%	17.32	(3.69)	4.05[2]	—
BCAB Index[1]	%	4.21	5.95	5.54[2]	—

1	The index returns do not reflect deductions for fees, expenses, or taxes.

2	Reflects index performance since the date closest to the Class’ inception for which data is available.

3	The index returns include the reinvestment of dividends and distributions net of withholding taxes, but do not reflect fees, brokerage commissions, or other expenses.

PORTFOLIO MANAGEMENT

On March 18, 2013, shareholders of the Portfolio were sent a proxy statement, which asked shareholders to approve the appointment of ING Investment Management Co., LLC as the Sub-Adviser to the Portfolio. If shareholders approve this proposal, ING Investment Management Co., LLC will become the Sub-Adviser to the Portfolio; however, the individuals listed as members of the Investment Committee will continue to be responsible for the day-to-day management of the Portfolio. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Portfolio’s website at www.INGFunds.com/vp/literature.

Investment Adviser
Directed Services LLC

Investment Committee
Heather Hackett, CFA	Halvard Kvaale, CIMA
Committee Member (since 08/09)	Committee Member (since 08/12)
Paul Zemsky, CFA
Committee Member (since 12/07)

56	ING Solution 2035 Portfolio

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

ING Solution 2035 Portfolio	57

ING Solution 2040 Portfolio

INVESTMENT OBJECTIVE

Until the day prior to its Target Date (defined below), the Portfolio seeks to provide total return consistent with an asset allocation targeted at retirement in approximately 2040. On the Target Date, the Portfolio’s investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

FEES AND EXPENSES OF THE PORTFOLIO

The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class		ADV	S
Management Fees[2]	%	0.14	0.14
Distribution and/or Shareholder Services (12b-1) Fees	%	0.50	0.25
Administrative Services Fees	%	0.10	0.10
Other Expenses	%	44.28	44.28
Acquired Fund Fees and Expenses	%	0.75	0.75
Total Annual Portfolio Operating Expenses[3]	%	45.77	45.52
Waivers and Reimbursements[4]	%	(44.39)	(44.39)
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	%	1.38	1.13

1	Expense ratios have been adjusted to reflect current contractual rates.

2	Effective April 30, 2013, the Portfolio’s Management Fee structure was changed to a “bifurcated fee” structure as follows: an annual rate of 0.10% of the Portfolio’s average daily net assets invested in Underlying Funds within the ING Funds complex, and 0.30% of the Portfolio’s average daily net assets invested in direct investments, which include, but are not limited to, exchange-traded funds, securities issued by non-investment company issuers, such as operating companies, and derivative instruments. The Management Fee reflected in the table is calculated based on an estimated investment of 20% of the Portfolio’s assets in direct investments.

3	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

4	The adviser is contractually obligated to limit expenses to 1.38% and 1.13% of Class ADV and Class S shares, respectively, through at least May 1, 2018; the obligation does not extend to interest, taxes, brokerage commissions, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years.

Expense Examples $

The Examples are intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Examples do not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated. The Examples also assume that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
ADV	$140	437	755	10,654
S	$115	359	622	10,647

The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-, three-, and five-year periods and the first five years of the ten-year period.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Examples, affect the Portfolio’s performance.

During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 64% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests in a combination of Underlying Funds, which are actively managed funds or passively managed funds (index funds), that invest in U.S. stocks, international stocks, U.S. bonds, and other debt instruments and the Portfolio uses an asset allocation strategy designed for investors expecting to retire around the year 2040. The Portfolio’s current approximate target investment allocations (expressed as a percentage of its net assets) among the Underlying Funds are as follows: 91% in equity securities; and 9% in debt instruments. As these are Target Allocations, the actual allocations of the Portfolio’s assets may deviate from the percentages shown.

The Target Allocations are measured with reference to the primary investment strategies of the Underlying Funds; actual exposure to equity securities and debt instruments will vary from the Target Allocations if an Underlying Fund is not substantially invested in accordance with its primary investment strategy. The Portfolio may periodically deviate from the Target Allocations based on an assessment of the current market conditions or other factors. Generally, the deviations fall within the range of +/- 10% relative to the current Target Allocations. The sub-adviser (“Sub-Adviser”)

58	ING Solution 2040 Portfolio

may determine, in light of market conditions or other factors, to deviate by a wider margin in order to protect the Portfolio, achieve its investment objective, or to take advantage of particular opportunities.

The Underlying Funds provide exposure to a wide range of traditional asset classes which include stocks, bonds, and cash and non-traditional asset classes (also known as alternative strategies) which include, but are not limited to, real estate, commodities, and floating rate loans.

Equity securities in which the Underlying Funds invest include, but are not limited to, domestic and international large-, mid-, and small-capitalization stocks (may be growth oriented, value oriented, or a blend); emerging market securities; domestic and international real estate stocks, including real estate investment trusts; and natural resource/commodity securities.

Debt instruments in which the Underlying Funds invest include, but are not limited to, domestic and international intermediate, long-term and short-term bonds; high-yield bonds commonly referred to as “junk bonds;” floating rate loans; and Treasury inflation protected securities.

The Portfolio may also invest in derivatives, including futures, and swaps (including interest rate swaps, total return swaps, and credit default swaps), to make tactical asset allocations, to seek to minimize risk, and to assist in managing cash.

The Portfolio may invest up to 20% of its total assets in exchange-traded funds.

The Portfolio may also allocate in the future to the following asset class: emerging markets debt instruments. There can be no assurance that this allocation will occur.

The Portfolio is designed primarily for long-term investors in tax-advantaged accounts. The Portfolio is structured and managed around a specific target retirement or financial goal date 2040 (“Target Date”). The Target Date is the approximate year that an investor in the Portfolio would plan to make withdrawals from the Portfolio for retirement or other financial goals. The chart below shows the glide path and illustrates how the equity securities and debt instruments allocations will change over time. Generally, the Portfolio’s glide path will transition to the target asset allocations illustrated below on an annual basis and become more conservative as the Portfolio approaches the Target Date. As the Portfolio approaches its Target Date in 2040, the Portfolio’s Target Allocation is anticipated to be the same as that of ING Solution Income Portfolio, which is equal to approximately 35% equity securities and 65% debt instruments.

As the Portfolio’s Target Allocation migrates toward that of ING Solution Income Portfolio by the Target Date, it is anticipated that the Portfolio would be merged with and into the ING Solution Income Portfolio. The ING Solution Income Portfolio is for those investors who are retired, nearing retirement or in need of making withdrawals from their portfolio soon.

In summary, the Portfolio is designed for an investor who plans to withdraw the value of the investor’s investments in the Portfolio gradually on or after the Target Date. The mix of investments in the Portfolio’s Target Allocation will change over time and seek to reduce investment risk as the Portfolio approaches its Target Date.

The Portfolio will be rebalanced periodically to return to the Target Allocation. The Target Allocation may be changed at any time by the Sub-Adviser.

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio, even near, at, or after the Target Date. There is no guarantee that the Portfolio will provide adequate income at and through your retirement or for any of your financial goals. The value of your investment in the Portfolio changes with the values of the Underlying Funds and their investments. Any of the following risks, among others, could affect the Portfolio’s or an Underlying Fund’s performance or cause the Portfolio or an Underlying Fund to lose money or to underperform market averages of other funds.

Asset Allocation   Assets will be allocated among Underlying Funds and markets based on judgments by the Adviser. There is a risk that the Portfolio may allocate assets to an Underlying Fund or asset class that underperforms other funds or asset classes.

Call   During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, an Underlying Fund would experience a decline in income.

Commodities   The operations and financial performance of companies in natural resources industries may be directly affected by commodity prices. This risk is exacerbated for those natural resources companies that own the underlying commodity.

ING Solution 2040 Portfolio	59

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Credit   Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Credit Default Swaps   The Portfolio or an Underlying Fund may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the Portfolio or an Underlying Fund pays a fee to protect against the risk that a security held by the Portfolio or the Underlying Fund will default. As a seller of the swap, the Portfolio or an Underlying Fund receives payment(s) in return for its obligation to pay the counterparty the full national value of the security in the event of a default of the security issuer. As a seller of a swap, the Portfolio or an Underlying Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio or an Underlying Fund would be subject to investment exposure on the notional value of the swap. Credit default swaps are largely unregulated and susceptible to liquidity, credit, and counterparty risks.

Currency   To the extent that an Underlying Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio or an Underlying Fund and reduce its returns. Derivatives may not perform as expected, so the Portfolio or an Underlying Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio or an Underlying Fund to the risk of improper valuation.

Floating Rate Loans   The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans and many floating rate loans are subject to restrictions on resale.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Underlying Funds experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Foreign investment risks may be greater in developing and emerging markets than in developed markets. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

High-Yield Securities   Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Index Strategy   The index selected may underperform the overall market and an Underlying Fund might fail to track its target index. The correlation between an Underlying Fund and index performance may be affected by the Underlying Fund’s expenses and the timing of purchases and redemptions of the Underlying Fund’s shares. An Underlying Fund’s actual holdings might not match the Index and the Underlying Fund’s effective exposure to index securities at any given time may not equal 100%.

Inflation-Indexed Bonds   If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Interest Rate   With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase an Underlying Fund’s exposure to risks associated with rising interest rates.

Liquidity   If a security is illiquid, an Underlying Fund might be unable to sell the security at a time when the manager might wish to sell, and the security could have the effect of decreasing the overall level of an Underlying Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount an Underlying Fund could realize upon disposition. An Underlying Fund may make investments that become less liquid in response

60	ING Solution 2040 Portfolio

to market developments or adverse investor perception. An Underlying Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to an Underlying Fund.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which the Underlying Funds invest. Rather, the market could favor securities to which the Underlying Funds are not exposed or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Underlying Funds costs and impair the ability of the Underlying Funds to achieve its investment objectives.

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio or an Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio and a proportionate share of the expenses of each Underlying Fund.

Real Estate Companies and Real Estate Investment Trusts (“REITs”)   Investing in real estate companies and REITs may subject an Underlying Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.

Sovereign Debt   These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the performance of the Portfolio’s Class ADV shares’ for the first full calendar year of operations, and the table compares the Portfolio’s Class ADV shares’ and Class S shares’ performance to the performance of a broad-based securities market index/indices for the same period. The Class ADV shares and Class S shares of the Portfolio would have substantially similar performance because they invest in the same portfolio of securities. However, Class S shares’ performance would be higher than Class ADV shares’ performance because of the higher expenses paid by Class ADV shares. The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio’s past performance is no guarantee of future results.

ING Solution 2040 Portfolio	61

Calendar Year Total Returns Class ADV
(as of December 31)

Best quarter: 1st, 2012, 12.38% and Worst quarter: 2nd, 2012, (4.91)%

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs (or since inception)	10 Yrs	Inception Date
Class ADV	%	14.70	22.61	N/A	10/03/11
Class S	%	15.02	22.89	N/A	10/03/11
S&P Target Date 2040 Index[1]	%	14.98	22.84	N/A	—

1	The index returns do not reflect deductions for fees, expenses, or taxes.

PORTFOLIO MANAGEMENT

Investment Adviser	Sub-Adviser
Directed Services LLC	ING Investment Management Co. LLC

Portfolio Managers
Heather Hackett, CFA	Halvard Kvaale,CIMA
Portfolio Manager (since 09/11)	Portfolio Manager (since 08/12)
Paul Zemsky, CFA
Portfolio Manager (since 09/11)

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

62	ING Solution 2040 Portfolio

ING Solution 2045 Portfolio

INVESTMENT OBJECTIVE

Until the day prior to its Target Date (defined below), the Portfolio seeks to provide total return consistent with an asset allocation targeted at retirement in approximately 2045. On the Target Date, the Portfolio’s investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

FEES AND EXPENSES OF THE PORTFOLIO

The tables describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The tables do not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

On March 18, 2013, shareholders of the Portfolio were sent a proxy statement, which asked shareholders to approve a new fee structure (the “Amended Fee Structure”), which would modify the fees payable to the Adviser. Under the proposed Amended Fee Structure, the current Management Fee rate would continue to be charged with respect to assets invested in underlying funds in the ING Fund Complex (“Underlying Funds”), but a higher Management Fee rate would be charged on assets invested in other types of securities.

If the Amended Fee Structure is approved by shareholders, the fees you would pay if you buy and hold shares of the Portfolio will change. The current fee structure is reflected in Fee Table A below. The Amended Fee Structure is reflected below in Fee Table B. Similarly, if the Amended Fee Structure is approved, the expenses you pay as a shareholder of the Portfolio may change. An example intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds is also included below. Expense Example Table A shows an example based on the current fee structure. Expense Example Table B shows an example based on the Amended Fee Structure.

There is no guarantee that shareholders will approve the Amended Fee Structure, in which case the Portfolio will continue to operate under the current fee structure. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Portfolio’s website at www.INGFunds.com/vp/literature.

Fee Table A - Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class		ADV	S
Management Fees	%	0.10	0.10
Distribution and/or Shareholder Services (12b-1) Fees	%	0.50	0.25
Administrative Services Fees	%	0.10	0.10
Other Expenses	%	0.03	0.03
Acquired Fund Fees and Expenses	%	0.77	0.77
Total Annual Portfolio Operating Expenses[2]	%	1.50	1.25
Waivers and Reimbursements[3]	%	(0.11)	(0.11)
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	%	1.39	1.14

1	Expense ratios have been adjusted to reflect current fees.

2	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

3	The adviser is contractually obligated to limit expenses to 0.62% and 0.37% of Class ADV and Class S shares, respectively, through May 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years.

Expense Examples $

The Examples are intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Examples do not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated. The Examples also assume that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Example Table A

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
ADV	$142	463	808	1,781
S	$116	386	676	1,502

The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.

Fee Table B - Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class		ADV	S
Management Fees[2]	%	0.14	0.14
Distribution and/or Shareholder Services (12b-1) Fees	%	0.50	0.25

ING Solution 2045 Portfolio	63

Class		ADV	S
Administrative Services Fees	%	0.10	0.10
Other Expenses	%	0.03	0.03
Acquired Fund Fees and Expenses	%	0.77	0.77
Total Annual Portfolio Operating Expenses[3]	%	1.54	1.29
Waivers and Reimbursements[4]	%	(0.15)	(0.15)
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	%	1.39	1.14

1	Expense ratios have been adjusted to reflect current contractual rates.

2	Pending shareholder approval, the Portfolio’s Management Fee structure was changed to a “bifurcated fee” structure as follows: an annual rate of 0.10% of the Portfolio’s average daily net assets invested in Underlying Funds within the ING Funds complex, and 0.30% of the Portfolio’s average daily net assets invested in direct investments, which include, but are not limited to, exchange-traded funds, securities issued by non-investment company issuers, such as operating companies, and derivative instruments. The Management Fee reflected in the table is calculated based on an estimated investment of 20% of the Portfolio’s assets in direct investments.

3	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

4	The adviser is contractually obligated to limit expenses to 1.39% and 1.14% of Class ADV and Class S shares, respectively, through at least May 1, 2018; the obligation does not extend to interest, taxes, brokerage commissions, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years.

Expense Examples $

The Examples are intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Examples do not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated. The Examples also assume that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Example Table B

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
ADV	$142	440	761	1,763
S	$116	362	628	1,483

The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-, three-, and five-year periods and the first five years of the ten-year period.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Examples, affect the Portfolio’s performance.

During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 50% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests in a combination of Underlying Funds, which are actively managed funds or passively managed funds (index funds), that invest in U.S. stocks, international stocks, U.S. bonds, and other debt instruments and the Portfolio uses an asset allocation strategy designed for investors expecting to retire around the year 2045. The Portfolio’s current approximate target investment allocations (expressed as a percentage of its net assets) among the Underlying Funds are as follows: 95% in equity securities; and 5% in debt instruments. As these are Target Allocations, the actual allocations of the Portfolio’s assets may deviate from the percentages shown.

The Target Allocations are measured with reference to the primary investment strategies of the Underlying Funds; actual exposure to equity securities and debt instruments will vary from the Target Allocations if an Underlying Fund is not substantially invested in accordance with its primary investment strategy. The Portfolio may periodically deviate from the Target Allocations based on an assessment of the current market conditions or other factors. Generally, the deviations fall within the range of +/- 10% relative to the current Target Allocations. The Portfolio may, in light of market conditions or other factors, deviate by a wider margin in order to protect the Portfolio, achieve its investment objective, or to take advantage of particular opportunities.

The Underlying Funds provide exposure to a wide range of traditional asset classes which include stocks, bonds, and cash and non-traditional asset classes (also known as alternative strategies) which include, but are not limited to, real estate, commodities, and floating rate loans.

Equity securities in which the Underlying Funds invest include, but are not limited to, domestic and international large-, mid-, and small-capitalization stocks (may be growth oriented, value oriented, or a blend); emerging market securities; domestic and international real estate stocks, including real estate investment trusts; and natural resource/commodity securities.

Debt instruments in which the Underlying Funds invest include, but are not limited to, domestic and international intermediate, long-term and short-term bonds; high-yield bonds commonly referred to as “junk bonds;” floating rate loans; and Treasury inflation protected securities.

The Portfolio may also invest in derivatives, including futures, and swaps (including interest rate swaps, total return swaps, and credit default swaps), to make tactical asset allocations, to seek to minimize risk, and to assist in managing cash.

64	ING Solution 2045 Portfolio

The Portfolio may invest up to 20% of its total assets in exchange-traded funds.

The Portfolio may also allocate in the future to the following asset class: emerging markets debt instruments. There can be no assurance that this allocation will occur.

The Portfolio is designed primarily for long-term investors in tax-advantaged accounts. The Portfolio is structured and managed around a specific target retirement or financial goal date 2045 (“Target Date”). The Target Date is the approximate year that an investor in the Portfolio would plan to make withdrawals from the Portfolio for retirement or other financial goals. The chart below shows the glide path and illustrates how the equity securities and debt instruments allocations will change over time. Generally, the Portfolio’s glide path will transition to the target asset allocations illustrated below on an annual basis and become more conservative as the Portfolio approaches the Target Date. As the Portfolio approaches its Target Date in 2045, the Portfolio’s Target Allocation is anticipated to be the same as that of ING Solution Income Portfolio, which is equal to approximately 35% equity securities and 65% debt instruments.

As the Portfolio’s Target Allocation migrates toward that of ING Solution Income Portfolio by the Target Date, it is anticipated that the Portfolio would be merged with and into the ING Solution Income Portfolio. The ING Solution Income Portfolio is for those investors who are retired, nearing retirement or in need of making withdrawals from their portfolio soon.

In summary, the Portfolio is designed for an investor who plans to withdraw the value of the investor’s investments in the Portfolio gradually on or after the Target Date. The mix of investments in the Portfolio’s Target Allocation will change over time and seek to reduce investment risk as the Portfolio approaches its Target Date.

The Portfolio will be rebalanced periodically to return to the Target Allocation. The Target Allocation may be changed at any time by the Sub-Adviser.

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio, even near, at, or after the Target Date. There is no guarantee that the Portfolio will provide adequate income at and through your retirement or for any of your financial goals. The value of your investment in the Portfolio changes with the values of the Underlying Funds and their investments. Any of the following risks, among others, could affect the Portfolio’s or an Underlying Fund’s performance or cause the Portfolio or an Underlying Fund to lose money or to underperform market averages of other funds.

Asset Allocation   Assets will be allocated among Underlying Funds and markets based on judgments by the Adviser. There is a risk that the Portfolio may allocate assets to an Underlying Fund or asset class that underperforms other funds or asset classes.

Call   During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, an Underlying Fund would experience a decline in income.

Commodities   The operations and financial performance of companies in natural resources industries may be directly affected by commodity prices. This risk is exacerbated for those natural resources companies that own the underlying commodity.

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Credit   Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Credit Default Swaps   The Portfolio or an Underlying Fund may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the Portfolio or an Underlying Fund pays a fee to protect against the risk that a security held by the Portfolio or the Underlying Fund will default. As a seller of the swap, the Portfolio or an Underlying Fund receives payment(s) in return for its obligation to pay the counterparty the full national value of the security in the event of a default of the security issuer. As a seller of a swap, the Portfolio or an Underlying Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio or an Underlying Fund would be subject to investment exposure on the notional value of the swap. Credit default swaps are largely unregulated and susceptible to liquidity, credit, and counterparty risks.

Currency   To the extent that an Underlying Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and

ING Solution 2045 Portfolio	65

liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio or an Underlying Fund and reduce its returns. Derivatives may not perform as expected, so the Portfolio or an Underlying Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio or an Underlying Fund to the risk of improper valuation.

Floating Rate Loans   The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans and many floating rate loans are subject to restrictions on resale.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Underlying Funds experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Foreign investment risks may be greater in developing and emerging markets than in developed markets. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

High-Yield Securities   Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Index Strategy   The index selected may underperform the overall market and an Underlying Fund might fail to track its target index. The correlation between an Underlying Fund and index performance may be affected by the Underlying Fund’s expenses and the timing of purchases and redemptions of the Underlying Fund’s shares. An Underlying Fund’s actual holdings might not match the Index and the Underlying Fund’s effective exposure to index securities at any given time may not equal 100%.

Inflation-Indexed Bonds   If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Interest Rate   With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase an Underlying Fund’s exposure to risks associated with rising interest rates.

Liquidity   If a security is illiquid, an Underlying Fund might be unable to sell the security at a time when the manager might wish to sell, and the security could have the effect of decreasing the overall level of an Underlying Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount an Underlying Fund could realize upon disposition. An Underlying Fund may make investments that become less liquid in response to market developments or adverse investor perception. An Underlying Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to an Underlying Fund.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which the Underlying Funds invest. Rather, the market could favor securities to which the Underlying Funds are not exposed or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Underlying Funds costs and impair the ability of the Underlying Funds to achieve its investment objectives.

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment

66	ING Solution 2045 Portfolio

company might decrease. Because the Portfolio or an Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio and a proportionate share of the expenses of each Underlying Fund.

Real Estate Companies and Real Estate Investment Trusts (“REITs”)   Investing in real estate companies and REITs may subject an Underlying Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.

Sovereign Debt   These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio’s Class ADV shares’ performance from year to year, and the table compares the Portfolio’s Class ADV shares’ and Class S shares’ performance to the performance of a broad-based securities market index/indices for the same period. Class ADV shares and Class S shares of the Portfolio would have substantially similar performance because they invest in the same portfolio of securities. However, Class S shares’ performance would be higher than Class ADV shares’ performance because of the higher expenses paid by Class ADV shares. The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio’s past performance is no guarantee of future results.

Calendar Year Total Returns Class ADV
(as of December 31 of each year)

Best quarter: 2nd, 2009, 19.31% and Worst quarter: 4th, 2008, (23.14)%

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs	10 Yrs (or since inception)	Inception Date
Class ADV	%	15.23	(0.55)	3.76	04/29/05
Class S	%	15.47	(0.31)	4.01	04/29/05
S&P Target Date 2045 Index[1]	%	15.43	1.46	N/A2	—
Russell 3000® Index[1]	%	16.42	2.04	5.37[3]	—
MSCI EAFE® Index[4]	%	17.32	(3.69)	4.05[3]	—
BCAB Index[1]	%	4.21	5.95	5.54[3]	—

1	The index returns do not reflect deductions for fees, expenses, or taxes.

2	The inception date of the S&P Target Date 2045 Index is May 31, 2005.

3	Reflects index performance since the date closest to the Class’ inception for which data is available.

4	The index returns include the reinvestment of dividends and distributions net of withholding taxes, but do not reflect fees, brokerage commissions, or other expenses.

PORTFOLIO MANAGEMENT

On March 18, 2013, shareholders of the Portfolio were sent a proxy statement, which asked shareholders to approve the appointment of ING Investment Management Co., LLC as the Sub-Adviser to the Portfolio. If shareholders approve this proposal, ING Investment Management Co., LLC will become the Sub-Adviser to the Portfolio; however, the individuals listed as members of the Investment Committee will continue to be responsible for the day-to-day management of the Portfolio. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Portfolio’s website at www.INGFunds.com/vp/literature.

Investment Adviser
Directed Services LLC

Investment Committee
Heather Hackett, CFA	Halvard Kvaale, CIMA
Committee Member (since 08/09)	Committee Member (since 08/12)
Paul Zemsky, CFA
Committee Member (since 12/07)

ING Solution 2045 Portfolio	67

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

68	ING Solution 2045 Portfolio

ING Solution 2050 Portfolio

INVESTMENT OBJECTIVE

Until the day prior to its Target Date (defined below), the Portfolio seeks to provide total return consistent with an asset allocation targeted at retirement in approximately 2050. On the Target Date, the Portfolio’s investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

FEES AND EXPENSES OF THE PORTFOLIO

The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class		ADV	S
Management Fees[2]	%	0.14	0.14
Distribution and/or Shareholder Services (12b-1) Fees	%	0.50	0.25
Administrative Services Fees	%	0.10	0.10
Other Expenses	%	41.09	41.09
Acquired Fund Fees and Expenses	%	0.76	0.76
Total Annual Portfolio Operating Expenses[3]	%	42.59	42.34
Waivers and Reimbursements[4]	%	(41.20)	(41.20)
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	%	1.39	1.14

1	Expense ratios have been adjusted to reflect current contractual rates.

2	Effective April 30, 2013, the Portfolio’s Management Fee structure was changed to a “bifurcated fee” structure as follows: an annual rate of 0.10% of the Portfolio’s average daily net assets invested in Underlying Funds within the ING Funds complex, and 0.30% of the Portfolio’s average daily net assets invested in direct investments, which include, but are not limited to, exchange-traded funds, securities issued by non-investment company issuers, such as operating companies, and derivative instruments. The Management Fee reflected in the table is calculated based on an estimated investment of 20% of the Portfolio’s assets in direct investments.

3	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

4	The adviser is contractually obligated to limit expenses to 1.39% and 1.14% of Class ADV and Class S shares, respectively, through at least May 1, 2018; the obligation does not extend to interest, taxes, brokerage commissions, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years.

Expense Examples $

The Examples are intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Examples do not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated. The Examples also assume that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
ADV	$142	440	761	10,706
S	$116	362	628	10,696

The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-, three-, and five-year periods and the first five years of the ten-year period.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Examples, affect the Portfolio’s performance.

During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 59% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests in a combination of Underlying Funds, which are actively managed funds or passively managed funds (index funds), that invest in U.S. stocks, international stocks, U.S. bonds, and other debt instruments and the Portfolio uses an asset allocation strategy designed for investors expecting to retire around the year 2050. The Portfolio’s current approximate target investment allocations (expressed as a percentage of its net assets) among the Underlying Funds are as follows: 95% in equity securities; and 5% in debt instruments. As these are Target Allocations, the actual allocations of the Portfolio’s assets may deviate from the percentages shown.

The Target Allocations are measured with reference to the primary investment strategies of the Underlying Funds; actual exposure to equity securities and debt instruments will vary from the Target Allocations if an Underlying Fund is not substantially invested in accordance with its primary investment strategy. The Portfolio may periodically deviate from the Target Allocations based on an assessment of the current market conditions or other factors. Generally, the deviations fall within the range of +/- 10% relative to the current Target Allocations. The sub-adviser (“Sub-Adviser”)

ING Solution 2050 Portfolio	69

may determine, in light of market conditions or other factors, to deviate by a wider margin in order to protect the Portfolio, achieve its investment objective, or to take advantage of particular opportunities.

The Underlying Funds provide exposure to a wide range of traditional asset classes which include stocks, bonds, and cash and non-traditional asset classes (also known as alternative strategies) which include, but are not limited to, real estate, commodities, and floating rate loans.

Equity securities in which the Underlying Funds invest include, but are not limited to, domestic and international large-, mid-, and small-capitalization stocks (may be growth oriented, value oriented, or a blend); emerging market securities; domestic and international real estate stocks, including real estate investment trusts; and natural resource/commodity securities.

Debt instruments in which the Underlying Funds invest include, but are not limited to, domestic and international intermediate, long-term and short-term bonds; high-yield bonds commonly referred to as “junk bonds;” floating rate loans; and Treasury inflation protected securities.

The Portfolio may also invest in derivatives, including futures, and swaps (including interest rate swaps, total return swaps, and credit default swaps), to make tactical asset allocations, to seek to minimize risk, and to assist in managing cash.

The Portfolio may invest up to 20% of its total assets in exchange-traded funds.

The Portfolio may also allocate in the future to the following asset class: emerging markets debt instruments. There can be no assurance that this allocation will occur.

The Portfolio is designed primarily for long-term investors in tax-advantaged accounts. The Portfolio is structured and managed around a specific target retirement or financial goal date 2050 (“Target Date”). The Target Date is the approximate year that an investor in the Portfolio would plan to make withdrawals from the Portfolio for retirement or other financial goals. The chart below shows the glide path and illustrates how the equity securities and debt instruments allocations will change over time. Generally, the Portfolio’s glide path will transition to the target asset allocations illustrated below on an annual basis and become more conservative as the Portfolio approaches the Target Date. As the Portfolio approaches its Target Date in 2050, the Portfolio’s Target Allocation is anticipated to be the same as that of ING Solution Income Portfolio, which is equal to approximately 35% equity securities and 65% debt instruments.

As the Portfolio’s Target Allocation migrates toward that of ING Solution Income Portfolio by the Target Date, it is anticipated that the Portfolio would be merged with and into the ING Solution Income Portfolio. The ING Solution Income Portfolio is for those investors who are retired, nearing retirement or in need of making withdrawals from their portfolio soon.

In summary, the Portfolio is designed for an investor who plans to withdraw the value of the investor’s investments in the Portfolio gradually on or after the Target Date. The mix of investments in the Portfolio’s Target Allocation will change over time and seek to reduce investment risk as the Portfolio approaches its Target Date.

The Portfolio will be rebalanced periodically to return to the Target Allocation. The Target Allocation may be changed at any time by the Sub-Adviser.

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio, even near, at, or after the Target Date. There is no guarantee that the Portfolio will provide adequate income at and through your retirement or for any of your financial goals. The value of your investment in the Portfolio changes with the values of the Underlying Funds and their investments. Any of the following risks, among others, could affect the Portfolio’s or an Underlying Fund’s performance or cause the Portfolio or an Underlying Fund to lose money or to underperform market averages of other funds.

Asset Allocation   Assets will be allocated among Underlying Funds and markets based on judgments by the Adviser. There is a risk that the Portfolio may allocate assets to an Underlying Fund or asset class that underperforms other funds or asset classes.

Call   During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, an Underlying Fund would experience a decline in income.

Commodities   The operations and financial performance of companies in natural resources industries may be directly affected by commodity prices. This risk is exacerbated for those natural resources companies that own the underlying commodity.

70	ING Solution 2050 Portfolio

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Credit   Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Credit Default Swaps   The Portfolio or an Underlying Fund may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the Portfolio or an Underlying Fund pays a fee to protect against the risk that a security held by the Portfolio or the Underlying Fund will default. As a seller of the swap, the Portfolio or an Underlying Fund receives payment(s) in return for its obligation to pay the counterparty the full national value of the security in the event of a default of the security issuer. As a seller of a swap, the Portfolio or an Underlying Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio or an Underlying Fund would be subject to investment exposure on the notional value of the swap. Credit default swaps are largely unregulated and susceptible to liquidity, credit, and counterparty risks.

Currency   To the extent that an Underlying Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio or an Underlying Fund and reduce its returns. Derivatives may not perform as expected, so the Portfolio or an Underlying Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio or an Underlying Fund to the risk of improper valuation.

Floating Rate Loans   The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans and many floating rate loans are subject to restrictions on resale.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Underlying Funds experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Foreign investment risks may be greater in developing and emerging markets than in developed markets. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

High-Yield Securities   Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Index Strategy   The index selected may underperform the overall market and an Underlying Fund might fail to track its target index. The correlation between an Underlying Fund and index performance may be affected by the Underlying Fund’s expenses and the timing of purchases and redemptions of the Underlying Fund’s shares. An Underlying Fund’s actual holdings might not match the Index and the Underlying Fund’s effective exposure to index securities at any given time may not equal 100%.

Inflation-Indexed Bonds   If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Interest Rate   With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase an Underlying Fund’s exposure to risks associated with rising interest rates.

Liquidity   If a security is illiquid, an Underlying Fund might be unable to sell the security at a time when the manager might wish to sell, and the security could have the effect of decreasing the overall level of an Underlying Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount an Underlying Fund could realize upon disposition. An Underlying Fund may make investments that become less liquid in response

ING Solution 2050 Portfolio	71

to market developments or adverse investor perception. An Underlying Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to an Underlying Fund.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which the Underlying Funds invest. Rather, the market could favor securities to which the Underlying Funds are not exposed or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Underlying Funds costs and impair the ability of the Underlying Funds to achieve its investment objectives.

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio or an Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio and a proportionate share of the expenses of each Underlying Fund.

Real Estate Companies and Real Estate Investment Trusts (“REITs”)   Investing in real estate companies and REITs may subject an Underlying Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.

Sovereign Debt   These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the performance of the Portfolio’s Class ADV shares’ for the first full calendar year of operations, and the table compares the Portfolio’s Class ADV shares’ and Class S shares’ performance to the performance of a broad-based securities market index/indices for the same period. The Class ADV shares and Class S shares of the Portfolio would have substantially similar performance because they invest in the same portfolio of securities. However, Class S shares’ performance would be higher than Class ADV shares’ performance because of the higher expenses paid by Class ADV shares. The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio’s past performance is no guarantee of future results.

Calendar Year Total Returns Class ADV
(as of December 31)

72	ING Solution 2050 Portfolio

Best quarter: 1st, 2012, 12.47% and Worst quarter: 2nd, 2012, (5.07)%

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs (or since inception)	10 Yrs	Inception Date
Class ADV	%	14.78	22.68	N/A	10/03/11
Class S	%	15.01	22.88	N/A	10/03/11
S&P Target Date 2045 Index[1]	%	15.43	23.50	N/A	—

1	The index returns do not reflect deductions for fees, expenses or taxes.

PORTFOLIO MANAGEMENT

Investment Adviser	Sub-Adviser
Directed Services LLC	ING Investment Management Co. LLC

Portfolio Managers
Heather Hackett, CFA	Halvard Kvaale,CIMA
Portfolio Manager (since 09/11)	Portfolio Manager (since 08/12)
Paul Zemsky, CFA
Portfolio Manager (since 09/11)

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

ING Solution 2050 Portfolio	73

ING Solution 2055 Portfolio

INVESTMENT OBJECTIVE

Until the day prior to its Target Date (defined below), the Portfolio seeks to provide total return consistent with an asset allocation targeted at retirement in approximately 2055. On the Target Date, the Portfolio’s investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

FEES AND EXPENSES OF THE PORTFOLIO

The tables describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The tables do not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

On March 18, 2013, shareholders of the Portfolio were sent a proxy statement, which asked shareholders to approve a new fee structure (the “Amended Fee Structure”), which would modify the fees payable to the Adviser. Under the proposed Amended Fee Structure, the current Management Fee rate would continue to be charged with respect to assets invested in underlying funds in the ING Fund Complex (“Underlying Funds”), but a higher Management Fee rate would be charged on assets invested in other types of securities.

If the Amended Fee Structure is approved by shareholders, the fees you would pay if you buy and hold shares of the Portfolio will change. The current fee structure is reflected in Fee Table A below. The Amended Fee Structure is reflected below in Fee Table B. Similarly, if the Amended Fee Structure is approved, the expenses you pay as a shareholder of the Portfolio may change. An example intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds is also included below. Expense Example Table A shows an example based on the current fee structure. Expense Example Table B shows an example based on the Amended Fee Structure.

There is no guarantee that shareholders will approve the Amended Fee Structure, in which case the Portfolio will continue to operate under the current fee structure. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Portfolio’s website at www.INGFunds.com/vp/literature.

Fee Table A - Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class		ADV	S
Management Fees	%	0.10	0.10
Distribution and/or Shareholder Services (12b-1) Fees	%	0.50	0.25
Administrative Services Fees	%	0.10	0.10
Other Expenses	%	0.04	0.04
Acquired Fund Fees and Expenses	%	0.77	0.77
Total Annual Portfolio Operating Expenses[2]	%	1.51	1.26
Waivers and Reimbursements[3]	%	(0.12)	(0.12)
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	%	1.39	1.14

1	Expense ratios have been adjusted to reflect current fees.

2	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

3	The adviser is contractually obligated to limit expenses to 0.62% and 0.37% of Class ADV and Class S shares, respectively, through May 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years.

Expense Examples $

The Examples are intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Examples do not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated. The Examples also assume that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Example Table A

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
ADV	$142	465	812	1,791
S	$116	388	680	1,512

The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.

Fee Table B - Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class		ADV	S
Management Fees[2]	%	0.14	0.14
Distribution and/or Shareholder Services (12b-1) Fees	%	0.50	0.25

74	ING Solution 2055 Portfolio

Class		ADV	S
Administrative Services Fees	%	0.10	0.10
Other Expenses	%	0.04	0.04
Acquired Fund Fees and Expenses	%	0.77	0.77
Total Annual Portfolio Operating Expenses[3]	%	1.55	1.30
Waivers and Reimbursements[4]	%	(0.16)	(0.16)
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	%	1.39	1.14

1	Expense ratios have been adjusted to reflect current contractual rates.

2	Pending shareholder approval, the Portfolio’s Management Fee structure was changed to a “bifurcated fee” structure as follows: an annual rate of 0.10% of the Portfolio’s average daily net assets invested in Underlying Funds within the ING Funds complex, and 0.30% of the Portfolio’s average daily net assets invested in direct investments, which include, but are not limited to, exchange-traded funds, securities issued by non-investment company issuers, such as operating companies, and derivative instruments. The Management Fee reflected in the table is calculated based on an estimated investment of 20% of the Portfolio’s assets in direct investments.

3	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

4	The adviser is contractually obligated to limit expenses to 1.39% and 1.14% of Class ADV and Class S shares, respectively, through at least May 1, 2018; the obligation does not extend to interest, taxes, brokerage commissions, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years.

Expense Examples $

The Examples are intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Examples do not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated. The Examples also assume that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Example Table B

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
ADV	$142	440	761	1,769
S	$116	362	628	1,489

The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-, three-, and five-year periods and the first five years of the ten-year period.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Examples, affect the Portfolio’s performance.

During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 55% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests in a combination of Underlying Funds, which are actively managed funds or passively managed funds (index funds), that invest in U.S. stocks, international stocks, U.S. bonds, and other debt instruments and the Portfolio uses an asset allocation strategy designed for investors expecting to retire around the year 2055. The Portfolio’s current approximate target investment allocations (expressed as a percentage of its net assets) among the Underlying Funds are as follows: 95% in equity securities; and 5% in debt instruments. As these are Target Allocations, the actual allocations of the Portfolio’s assets may deviate from the percentages shown.

The Target Allocations are measured with reference to the primary investment strategies of the Underlying Funds; actual exposure to equity securities and debt instruments will vary from the Target Allocations if an Underlying Fund is not substantially invested in accordance with its primary investment strategy. The Portfolio may periodically deviate from the Target Allocations based on an assessment of the current market conditions or other factors. Generally, the deviations fall within the range of +/- 10% relative to the current Target Allocations. The Portfolio may, in light of market conditions or other factors, deviate by a wider margin in order to protect the Portfolio, achieve its investment objective, or to take advantage of particular opportunities.

The Underlying Funds provide exposure to a wide range of traditional asset classes which include stocks, bonds, and cash and non-traditional asset classes (also known as alternative strategies) which include, but are not limited to, real estate, commodities, and floating rate loans.

Equity securities in which the Underlying Funds invest include, but are not limited to, domestic and international large-, mid-, and small-capitalization stocks (may be growth oriented, value oriented, or a blend); emerging market securities; domestic and international real estate stocks, including real estate investment trusts; and natural resource/commodity securities.

Debt instruments in which the Underlying Funds invest include, but are not limited to, domestic and international intermediate, long-term and short-term bonds; high-yield bonds commonly referred to as “junk bonds;” floating rate loans; and Treasury inflation protected securities.

The Portfolio may also invest in derivatives, including futures, and swaps (including interest rate swaps, total return swaps, and credit default swaps), to make tactical asset allocations, to seek to minimize risk, and to assist in managing cash.

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The Portfolio may invest up to 20% of its total assets in exchange-traded funds.

The Portfolio may also allocate in the future to the following asset class: emerging markets debt instruments. There can be no assurance that this allocation will occur.

The Portfolio is designed primarily for long-term investors in tax-advantaged accounts. The Portfolio is structured and managed around a specific target retirement or financial goal date 2055 (“Target Date”). The Target Date is the approximate year that an investor in the Portfolio would plan to make withdrawals from the Portfolio for retirement or other financial goals. The chart below shows the glide path and illustrates how the equity securities and debt instruments allocations will change over time. Generally, the Portfolio’s glide path will transition to the target asset allocations illustrated below on an annual basis and become more conservative as the Portfolio approaches the Target Date. As the Portfolio approaches its Target Date in 2055, the Portfolio’s Target Allocation is anticipated to be the same as that of ING Solution Income Portfolio, which is equal to approximately 35% equity securities and 65% debt instruments.

As the Portfolio’s Target Allocation migrates toward that of ING Solution Income Portfolio by the Target Date, it is anticipated that the Portfolio would be merged with and into the ING Solution Income Portfolio. The ING Solution Income Portfolio is for those investors who are retired, nearing retirement or in need of making withdrawals from their portfolio soon.

In summary, the Portfolio is designed for an investor who plans to withdraw the value of the investor’s investments in the Portfolio gradually on or after the Target Date. The mix of investments in the Portfolio’s Target Allocation will change over time and seek to reduce investment risk as the Portfolio approaches its Target Date.

The Portfolio will be rebalanced periodically to return to the Target Allocation. The Target Allocation may be changed at any time by the Sub-Adviser.

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio, even near, at, or after the Target Date. There is no guarantee that the Portfolio will provide adequate income at and through your retirement or for any of your financial goals. The value of your investment in the Portfolio changes with the values of the Underlying Funds and their investments. Any of the following risks, among others, could affect the Portfolio’s or an Underlying Fund’s performance or cause the Portfolio or an Underlying Fund to lose money or to underperform market averages of other funds.

Asset Allocation   Assets will be allocated among Underlying Funds and markets based on judgments by the Adviser. There is a risk that the Portfolio may allocate assets to an Underlying Fund or asset class that underperforms other funds or asset classes.

Call   During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, an Underlying Fund would experience a decline in income.

Commodities   The operations and financial performance of companies in natural resources industries may be directly affected by commodity prices. This risk is exacerbated for those natural resources companies that own the underlying commodity.

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Credit   Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Credit Default Swaps   The Portfolio or an Underlying Fund may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the Portfolio or an Underlying Fund pays a fee to protect against the risk that a security held by the Portfolio or the Underlying Fund will default. As a seller of the swap, the Portfolio or an Underlying Fund receives payment(s) in return for its obligation to pay the counterparty the full national value of the security in the event of a default of the security issuer. As a seller of a swap, the Portfolio or an Underlying Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio or an Underlying Fund would be subject to investment exposure on the notional value of the swap. Credit default swaps are largely unregulated and susceptible to liquidity, credit, and counterparty risks.

Currency   To the extent that an Underlying Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and

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liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio or an Underlying Fund and reduce its returns. Derivatives may not perform as expected, so the Portfolio or an Underlying Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio or an Underlying Fund to the risk of improper valuation.

Floating Rate Loans   The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans and many floating rate loans are subject to restrictions on resale.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Underlying Funds experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Foreign investment risks may be greater in developing and emerging markets than in developed markets. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

High-Yield Securities   Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Index Strategy   The index selected may underperform the overall market and an Underlying Fund might fail to track its target index. The correlation between an Underlying Fund and index performance may be affected by the Underlying Fund’s expenses and the timing of purchases and redemptions of the Underlying Fund’s shares. An Underlying Fund’s actual holdings might not match the Index and the Underlying Fund’s effective exposure to index securities at any given time may not equal 100%.

Inflation-Indexed Bonds   If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Interest Rate   With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase an Underlying Fund’s exposure to risks associated with rising interest rates.

Liquidity   If a security is illiquid, an Underlying Fund might be unable to sell the security at a time when the manager might wish to sell, and the security could have the effect of decreasing the overall level of an Underlying Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount an Underlying Fund could realize upon disposition. An Underlying Fund may make investments that become less liquid in response to market developments or adverse investor perception. An Underlying Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to an Underlying Fund.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which the Underlying Funds invest. Rather, the market could favor securities to which the Underlying Funds are not exposed or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Underlying Funds costs and impair the ability of the Underlying Funds to achieve its investment objectives.

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment

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company might decrease. Because the Portfolio or an Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio and a proportionate share of the expenses of each Underlying Fund.

Real Estate Companies and Real Estate Investment Trusts (“REITs”)   Investing in real estate companies and REITs may subject an Underlying Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.

Sovereign Debt   These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio’s Class ADV shares’ performance from year to year, and the table compares the Portfolio’s Class ADV shares’ and Class S shares’ performance to the performance of a broad-based securities market index/indices for the same period. Class ADV shares and Class S shares of the Portfolio would have substantially similar performance because they invest in the same portfolio of securities. However, Class S shares’ performance would be higher than Class ADV shares’ performance because of the higher expenses paid by Class ADV shares. The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio’s past performance is no guarantee of future results.

Calendar Year Total Returns Class ADV
(as of December 31 of each year)

Best quarter: 1st, 2012, 12.57% and Worst quarter: 3rd, 2011, (16.99)%

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs (or since inception)	10 Yrs	Inception Date
Class ADV	%	15.27	7.75	N/A	03/08/10
Class S	%	15.53	8.00	N/A	03/08/10
S&P Target Date 2045 Index[1]	%	15.43	10.26[2]	N/A	—

1	The index returns do not reflect deductions for fees, expenses or taxes.

2	Reflects index performance since the date closest to the Class’ inception for which data is available.

PORTFOLIO MANAGEMENT

On March 18, 2013, shareholders of the Portfolio were sent a proxy statement, which asked shareholders to approve the appointment of ING Investment Management Co., LLC as the Sub-Adviser to the Portfolio. If shareholders approve this proposal, ING Investment Management Co., LLC will become the Sub-Adviser to the Portfolio; however, the individuals listed as members of the Investment Committee will continue to be responsible for the day-to-day management of the Portfolio. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Portfolio’s website at www.INGFunds.com/vp/literature.

Investment Adviser
Directed Services LLC

Investment Committee
Heather Hackett, CFA	Halvard Kvaale, CIMA
Committee Member (since 03/10)	Committee Member (since 08/12)
Paul Zemsky, CFA
Committee Member (since 03/10)

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts,

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and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

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KEY PORTFOLIO INFORMATION

This Prospectus contains information about the Portfolios and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.

The Portfolios’ Statement of Additional Information (“SAI”) is incorporated by reference into (legally made a part of) this Prospectus. It identifies investment restrictions, more detailed risk descriptions, a description of how the bond rating system works, and other information that may be helpful to you in your decision to invest. You may obtain a copy, without charge, from the Portfolios.

Other ING Funds may also be offered to the public that have similar names, investment objectives, and principal investment strategies as those of the Portfolios. You should be aware that a Portfolio is likely to differ from these other ING Funds in size and cash flow pattern. Accordingly, the performance of a Portfolio can be expected to vary from those of other ING Funds.

Each of the Portfolios is a series of ING Partners, Inc. (“Company”), a Maryland corporation. Each Portfolio is managed by Directed Services LLC (“DSL” or “Adviser”). ING Investment Management Co. LLC (“ING IM” or “Sub-Adviser”) is the Sub-Adviser to ING Solution Aggressive Portfolio, ING Solution 2020 Portfolio, ING Solution 2030 Portfolio, ING Solution 2040 Portfolio, and ING Solution 2050 Portfolio (the “Sub-Advised Portfolios”). ING IM serves as a consultant (“Consultant”) to ING Solution Balanced Portfolio (formerly, ING Solution Growth Portfolio), ING Solution Conservative Portfolio, ING Solution Income Portfolio, ING Solution Moderately Aggressive Portfolio (formerly, ING Solution Aggressive Growth Portfolio), ING Solution Moderately Conservative Portfolio (formerly, ING Solution Moderate Portfolio), ING Solution 2015 Portfolio, ING Solution 2025 Portfolio, ING Solution 2035 Portfolio, ING Solution 2045 Portfolio, and ING Solution 2055 Portfolio (the “Consultant Portfolios”). On March 18, 2013, shareholders of the Consultant Portfolios were sent a proxy statement, which asked shareholders to approve the appointment of ING IM as the Sub-Adviser to the Consultant Portfolios. If shareholders approve this proposal, ING IM will become the Sub-Adviser to the Consultant Portfolios. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Consultant Portfolios’ website at www.INGFunds.com/vp/literature.

The Adviser and the Sub-Adviser/Consultant are indirect, wholly-owned subsidiaries of ING U.S., Inc. For more information about the Portfolios, the Adviser and the Sub-Adviser, please read “Management of the Portfolios” later in this Prospectus and the SAI.

The Portfolios’ shares are classified into up to five classes of shares, Adviser Class (“Class ADV”), Service Class (“Class S”), Initial Class (“Class I”), Service 2 Class (“Class S2”), and Class T shares. The classes of shares of each Portfolio are identical except for different expenses, certain related rights, and certain shareholder services. All share classes of each Portfolio have a common investment objective and investment portfolio. Only Class ADV and Class S shares are offered in this Prospectus. Class ADV and Class S shares are not subject to any sales loads.

Conflicts of Interest

In making decisions on the allocation of the assets of the Portfolios among the Underlying Funds, the Adviser is subject to several conflicts of interest because it, or an affiliate, may serve as the investment adviser to the Portfolios, and it or an affiliate serves as adviser, or may serve as sub-adviser to an Underlying Fund. These conflicts could arise because the Adviser or its affiliates earn higher net advisory fees (the advisory fee received less any sub-advisory fee paid and fee waivers or expense subsidies) on some of the Underlying Funds than others. For example, where the Underlying Funds have a sub-adviser that is affiliated with the Adviser, the entire advisory fee is retained by an ING company. Even where the net advisory fee is not higher for Underlying Funds sub-advised by an affiliate of the Adviser, the Adviser may have an incentive to prefer affiliated sub-advisers for other reasons, such as increasing assets under management or supporting new investment strategies, which in turn would lead to increased income to ING. Further, the Adviser may believe that redemption from an Underlying Fund will be harmful to that Underlying Fund, the Adviser, or an affiliate. Therefore, the Adviser may have incentives to allocate and reallocate in a fashion that would advance its own economic interests, the economic interests of an affiliate, or the interests of an Underlying Fund rather than a Portfolio.

The Adviser has informed the Company’s Board that its investment process may be influenced by an affiliated insurance company that issues financial products in which the Portfolios are offered as investment options. In certain of those products an affiliated insurance company may offer guaranteed lifetime income or death benefits. The Adviser’s investment decisions for the Portfolios, including its allocation decisions with respect to the Portfolios’ Underlying Funds, may benefit the affiliated insurance company issuing such benefits. For example, selecting and allocating assets to Underlying Funds which invest primarily in fixed-income securities or in a more conservative or less volatile investment style, may reduce the regulatory

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KEY PORTFOLIO INFORMATION  (continued) capital requirements which the affiliated insurance company must satisfy to support its guarantees under its products, may help reduce the affiliated insurance company’s risk from the lifetime income or death benefits, or may make it easier for the insurance company to manage its risk through the use of various hedging techniques. The Adviser has developed an investment process using an allocation committee which seeks to ensure that the Portfolios are managed in the best interest of their shareholders. Further, the Adviser has adopted various policies and procedures that are intended to identify, monitor, and address actual or potential conflicts of interest. Nonetheless, investors bear the risk that the Adviser’s allocation decisions may be affected by its conflicts of interest.

Fundamental Policies

Fundamental investment policies contained in the SAI may not be changed without shareholder approval. The Board of Directors (“Board”) and/or the Adviser may change any other policies and investment strategies.

Portfolio Diversification

Each Portfolio is diversified, as such term is defined in the Investment Company Act of 1940 (“1940 Act”).

Investor Diversification

Although an investor may achieve the same level of diversification by investing directly in a variety of the Underlying Funds, the Portfolios provide investors with a means to simplify their investment decisions by investing in a single diversified portfolio. For more information about the Underlying Funds, please see “Key Information About the Underlying Funds” later in this Prospectus.

Although the Portfolios are designed to serve as a component of a diversified investment portfolio of securities, no single mutual fund can provide an appropriate investment program for all investors. You should evaluate the Portfolios in the context of your personal financial situation, investment objectives and other investments.

Combination with ING Solution Income Portfolio

When ING Solution 2015 Portfolio, ING Solution 2020 Portfolio, ING Solution 2025 Portfolio, ING Solution 2030 Portfolio, ING Solution 2035 Portfolio, ING Solution 2040 Portfolio, ING Solution 2045 Portfolio, ING Solution 2050 Portfolio and ING Solution 2055 Portfolio reach their respective Target Dates, they may be combined with ING Solution Income Portfolio, without a vote of shareholders if the Company’s Board determines that combining such Portfolio with ING Solution Income Portfolio would be in the best interests of the Portfolio and its shareholders. Prior to any combination (which likely would take the form of a re-organization and may occur on or after each Portfolio’s Target Date), a Portfolio will notify shareholders of such Portfolio of the combination and any tax consequences. If, and when, such a combination occurs, shareholders of a Portfolio will become shareholders of ING Solution Income Portfolio.

Temporary Defensive Strategies

When the Adviser or sub-adviser (if applicable) to a Portfolio anticipates unusual market or other conditions, the Portfolio may temporarily depart from its principal investment strategies as a defensive measure. In such circumstances, that Portfolio may invest in securities believed to present less risk, such as cash, cash equivalents, money market fund shares and other money market instruments, debt securities that are high quality or higher quality than normal, more liquid securities, or others. While a Portfolio invests defensively, it may not achieve its investment objective. A Portfolio’s defensive investment position may not be effective in protecting its value. It is impossible to predict accurately how long such alternative strategies may be utilized. The types of defensive positions in which a Portfolio may engage are identified and discussed in the SAI.

Percentage and Rating Limitations

The percentage and rating limitations on Portfolio investments listed in this Prospectus apply at the time of investment.

Investment Not Guaranteed

Please note your investment is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

Shareholder Reports

Each Portfolio’s fiscal year ends December 31. Each Portfolio will send financial statements to its shareholders at least semi-annually. An annual shareholder report containing financial statements audited by an independent registered public accounting firm will be sent to shareholders every year.

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MORE INFORMATION ABOUT THE PORTFOLIOS

Additional Information About the Investment Objectives

Each Portfolio’s investment objective is non-fundamental and may be changed by a vote of the Portfolio’s Board, without shareholder approval. A Portfolio will provide 60 days’ prior written notice of any change in a non-fundamental investment objective. There is no guarantee the Portfolios will achieve their respective investment objectives.

Additional Information About Principal Investment Strategies

The Portfolios invest in a combination of Underlying Funds that, in turn, invest directly in a wide range of U.S. and international stocks, U.S. bonds and other debt instruments; and uses asset allocation strategies to determine how much to invest in each Underlying Fund. The Portfolios are designed to meet the needs of investors who wish to seek exposure to various types of securities through a single diversified investment. For a complete description of each Portfolio’s principal investment strategies, please see the Portfolio’s summary prospectus or the summary section of this Prospectus.

Asset Allocation Process

On March 18, 2013, shareholders of those Portfolios identified as the “Consultant Portfolios” in the section of the Prospectus entitled “Key Portfolio Information,” were sent a proxy statement, which asked shareholders to approve the appointment of ING Investment Management Co., LLC as the Sub-Adviser to the Consultant Portfolios. If shareholders approve this proposal, ING Investment Management Co., LLC will become the Sub-Adviser to the Consultant Portfolios; however, the individuals listed as members of the Investment Committee will continue to be responsible for the day-to-day management of the Portfolio. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Consultant Portfolio’s website at www.INGFunds.com/vp/literature.

The Adviser and Sub-Adviser/Consultant have designed the Portfolios which were constructed and are managed using an asset allocation process to determine each Portfolio’s investment mix. This asset allocation process can be described as follows:

In the first stage, the mix of asset classes ( i.e .., stocks and fixed-income securities of various types) that the Sub-Adviser/Consultant believes is likely to produce the optimal return for each Portfolio is estimated. These estimates are made with reference to an investment model that incorporates historical and expected returns, standard deviations and correlation coefficients of various asset classes as well as other financial variables. The mix of asset classes arrived at for each Portfolio is called the “Target Allocation.” The Sub-Adviser/Consultant will review the Target Allocations at least annually regarding proposed changes. The Sub-Adviser/Consultant will also make tactical allocations to overweight certain asset classes and styles, while underweighting other asset classes. These tactical allocations are intended to be in response to changing market conditions, and to enable the Sub-Adviser/Consultant to shift to those asset classes that are expected to outperform under certain market conditions.

For the Consultant Portfolios, the Adviser has set up a team of professionals to consider and review the recommendations of the Consultant, and will retain discretion over implementation of the Consultant’s recommendations, as necessary.

In the second stage, the Sub-Adviser/Consultant determines the Underlying Funds in which the Portfolios invest to attain their Target Allocations. In choosing an Underlying Fund, the Sub-Adviser/Consultant considers, among other factors, the degree to which the Underlying Fund’s holdings or other characteristics correspond to the desired Target Allocation. The Sub-Adviser/Consultant, at any time, may change the Underlying Funds in which the Portfolios invest, may add or drop Underlying Funds, and may determine to make tactical changes in the Portfolios’ Target Allocations depending on market conditions. The Sub-Adviser/Consultant determines the Target Allocations and the selection of Underlying Funds.

Periodically, based upon a variety of quantitative and qualitative factors, the Sub-Adviser/Consultant uses economic and statistical methods to determine the optimal Target Allocations and ranges for the Portfolios, the resulting allocations to the Underlying Funds, and whether any Underlying Funds should be added or removed from the mix.

The factors considered may include the following: (i) the investment objective of each Portfolio and each of the Underlying Funds; (ii) economic and market forecasts; (iii) proprietary and third-party reports and analysis; (iv) the risk/return characteristics, relative performance, and volatility of Underlying Funds; and (v) the correlation and covariance among Underlying Funds.

As market prices of the Underlying Funds’ portfolio securities change, each Portfolio’s actual allocations will vary somewhat from its respective Target Allocation, although the percentages generally will remain within an acceptable range of the Target Allocations percentages, as determined by the Sub-Adviser/Consultant. If changes are made as described above,

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MORE INFORMATION ABOUT THE PORTFOLIOS  (continued) those changes will be reflected in the Prospectus. However, it may take some time to fully implement the changes. The Sub-Adviser/Consultant will implement the changes over a reasonable period of time while seeking to minimize disruptive effects and added costs to the Portfolios and the Underlying Funds.

The Sub-Adviser/Consultant intends to rebalance the Portfolios on at least a quarterly basis, but may rebalance more or less frequently as deemed appropriate, to attain the Target Allocations for the Portfolios. These allocations, however, are targets, and each Portfolio’s allocations could change substantially as the Underlying Funds’ asset values change due to market movements and portfolio manager decisions. On an ongoing basis, the actual mix of assets and included strategies for each Portfolio may deviate from the Target Allocation percentages. If the Sub-Adviser/Consultant believes it is in the best interests of a Portfolio and its shareholders, to deviate from the Portfolio’s Target Allocation, it may rebalance more frequently than quarterly, limit the degree of rebalancing or avoid rebalancing altogether. The Target Allocations may be changed at any time by the Sub-Adviser/Consultant.

The Sub-Adviser/Consultant will have sole authority over the asset allocations, investments in particular Underlying Funds (including any Underlying Funds organized in the future) and the Target Allocations for the Portfolios, including determining the transition pattern of the Portfolios in a timely but reasonable manner based upon market conditions at the time of allocation changes. The pre-defined mixes will be reviewed at least annually and analyzed for consistency with current market conditions and industry trends.

With the exception of ING Solution Aggressive Portfolio ING Solution Balanced Portfolio, ING Solution Conservative Portfolio, ING Solution Income Portfolio, ING Solution Moderately Aggressive Portfolio, and ING Solution Moderately Conservative Portfolio, each Portfolio is structured and managed around a specific target retirement or financial goal date (“Target Date”) as follows: 2055, 2050, 2045, 2040, 2035, 2030, 2025, 2020, and 2015. For example investors looking to retire in or near the year 2055 would likely choose the ING Solution 2055 Portfolio and the mix of this Portfolio would migrate toward that of the ING Solution 2050 Portfolio in approximately 5 years time, the ING Solution 2045 Portfolio in approximately 10 years time, the ING Solution 2040 Portfolio in approximately 15 years time, the ING Solution 2035 Portfolio in approximately 20 years time, the ING Solution 2030 Portfolio in approximately 25 years time, the ING Solution 2025 Portfolio in approximately 30 years time, the ING Solution 2020 Portfolio in approximately 35 years time, the ING Solution 2015 Portfolio in approximately 40 years time and finally combine with the ING Solution Income Portfolio after about 45 years or about 2055. The ING Solution Conservative Portfolio, ING Solution Income Portfolio, and ING Solution Moderately Conservative Portfolio are for those who are retired, nearing retirement or in need of drawing down income from their Portfolio soon.

With respect to the ING Solution 2055 Portfolio, ING Solution 2050 Portfolio, ING Solution 2045 Portfolio, ING Solution 2040 Portfolio, ING Solution 2035 Portfolio, ING Solution 2030 Portfolio, ING Solution 2025 Portfolio, ING Solution 2020 Portfolio, and ING Solution 2015 Portfolio, in summary, the mix of investments in the Target Allocations will change over time and seek to produce reduced investment risk and preserve capital as the Portfolio approaches its Target Date.

Asset Allocation is No Guarantee Against Loss

Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from the historical performance and the assumptions used to form the asset allocations for the Portfolios. Furthermore, the Sub-Adviser’s allocation of the Portfolios’ assets may not anticipate market trends successfully. For example, weighting Underlying Funds that invest in equity securities too heavily during a stock market decline may result in a failure to preserve capital. Conversely, investing too heavily in Underlying Funds that invest in debt instruments during a period of stock market appreciation may result in lower total return.

There is a risk that you could achieve better returns by investing in an Underlying Fund or other mutual funds representing a single asset class than in the Portfolios.

Assets will be allocated among funds and markets based on judgments made by the Sub-Adviser/Consultant. There is a risk that the Portfolios may allocate assets to an asset class or market that underperforms other funds. For example, a Portfolio may be underweighted in assets or a market that is experiencing significant returns or overweighted in assets or a market with significant declines.

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MORE INFORMATION ABOUT THE PORTFOLIOS  (continued) Performance of the Underlying Funds Will Vary

The performance of the Portfolios depends upon the performance of the Underlying Funds, which are affected by changes in the economy and financial markets. The value of the Portfolios changes as the asset values of the Underlying Funds the Portfolios hold go up or down. The value of your shares will fluctuate and may be worth more or less than the original cost. The timing of your investment may also affect performance.

Additional Information About the Portfolios’ and/or the Underlying Funds’ Risks

All mutual funds involve risk - some more than others - and there is always the chance that you could lose money or not earn as much as you hope. Each Portfolio’s risk profile is largely a factor of the principal securities in which the Underlying Funds invest and investment techniques that the Underlying Funds use.

Below is a discussion of the risks associated with certain of the types of securities in which the Portfolios and/or the Underlying Funds may invest and certain of the investment practices that the Portfolios and/or the Underlying Funds may use. For more information about these and other types of securities and investment techniques that may be used by the Portfolios and/or the Underlying Funds, see the SAI.

Many of the investment techniques and strategies discussed in this Prospectus and in the SAI are discretionary which means that the adviser or sub-adviser of the Portfolios and/or the Underlying Funds can decide whether to use them. The Portfolios and/or the Underlying Funds may invest in these securities or use these techniques as part of their principal investment strategies. However, the adviser or sub-adviser may also use these investment techniques or make investments in securities that are not a part of the Portfolios’ and/or the Underlying Funds’ principal investment strategies.

For more information about principal risks that apply only to the Underlying Funds, please see “Key Information About the Underlying Funds.”

Asset Allocation.  Assets will be allocated among Underlying Funds and markets based on judgments by the Adviser. There is a risk that a portfolio may allocate assets to an Underlying Fund or asset class that underperforms other funds or asset classes.

Call.  During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, an Underlying Fund would experience a decline in income.

Commodities.  The operations and financial performance of companies in natural resources industries may be directly affected by commodity prices. This risk is exacerbated for those natural resources companies that own the underlying commodity. Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand, the impact of interest rate and inflation on production and demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices, which may lead to a reduction in production or supply, may also negatively impact the performance of companies in natural resources industries that are solely involved in the transportation, processing, storing, distribution or marketing of commodities. Volatility of commodity prices may also make it more difficult for companies in natural resources industries to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices.

Company.  The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Credit.  Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Credit Default Swaps.  A portfolio or an Underlying Fund may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the portfolio or an Underlying Fund pays a fee to protect against the risk that a security held by the portfolio or the Underlying Fund will default. As a seller of the swap, a portfolio or an Underlying Fund receives payment(s) in return for its obligation to pay the counterparty the full national value of the security in the event of a default of the security issuer. As a seller of a swap, a portfolio or an Underlying Fund would effectively add

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MORE INFORMATION ABOUT THE PORTFOLIOS  (continued) leverage to its portfolio because, in addition to its total net assets, a portfolio or an Underlying Fund would be subject to investment exposure on the notional value of the swap. Credit default swaps are largely unregulated and susceptible to liquidity, credit, and counterparty risks.

Currency.  To the extent that an Underlying Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad. As a result, an Underlying Fund’s investments in foreign currency or foreign currency-denominated securities may reduce the value of an Underlying Fund’s assets.

Derivative Instruments.  Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of a portfolio or an Underlying Fund and reduce its returns. Derivatives may not perform as expected, so a portfolio an Underlying Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose a portfolio an Underlying Fund to the risk of improper valuation. Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. The investment of a portfolio or an Underlying Fund’s assets required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a portfolio or an Underlying Fund; therefore, the purchase of certain derivatives may have an economic leveraging effect on a portfolio or an Underlying Fund; thus exaggerating any increase or decrease in the net asset value of a portfolio or an Underlying Fund. Investments in derivatives are generally negotiated over-the-counter with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability to perform its obligations and further that any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a portfolio or an Underlying Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or for prices that do not reflect current market value. A portfolio or an Underlying Fund’s adviser or sub-adviser might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains to a portfolio or an Underlying Fund.

Floating Rate Loans.  The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans and many floating rate loans are subject to restrictions on resale.

Foreign Investments/Developing and Emerging Markets.  To the extent an Underlying Fund invests in securities of issuers in markets outside the United States, its share price may be more volatile than if it invested in securities of issuers in the U.S. market due to, among other things, the following factors: comparatively unstable political, social and economic conditions, and limited or ineffectual judicial systems; comparatively small market sizes, making securities less liquid and securities prices more sensitive to the movements of large investors and more vulnerable to manipulation; governmental policies or actions, such as high taxes, restrictions on currency movements, replacement of currency, potential for default on sovereign debt, trade or diplomatic disputes, creation of monopolies, and the seizure of private property through confiscatory taxation and expropriation or nationalization of company assets; incomplete, outdated, or unreliable information about securities issuers due to less stringent market regulation and accounting standards; comparatively undeveloped markets and weak banking and financial systems; market inefficiencies, such as higher transaction costs, and administrative difficulties, such as delays in processing transactions; and fluctuations in foreign currency exchange rates, which could reduce gains or widen losses. In addition, foreign taxes could reduce the income available to distribute to shareholders, and special U.S. tax considerations could apply to foreign investments. Depositary receipts are subject to risks of foreign investments and might not always track the price of the underlying foreign security. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

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Foreign investment risks typically are greater in developing and emerging markets than in developed markets, for such reasons as social or political unrest, heavy economic dependence on agriculture or exports (particularly commodities), undeveloped or overburdened infrastructures, vulnerability to natural disasters, significant and unpredictable government intervention in markets or the economy, currency devaluations, runaway inflation, environmental problems, and business practices that depart from norms for developed countries and less developed or liquid markets for securities generally.

High-Yield Securities.  Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments. Investments in high-yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt instruments, but they also typically entail greater potential price volatility and principal and income risk. The prices of high-yield securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. High-yield securities structured as zero-coupon or pay-in-kind securities tend to be more volatile. The secondary market in which high-yield securities are traded is generally less liquid than the market for higher grade bonds. At times of less liquidity, it may be more difficult to value high-yield securities.

Index Strategy.  The index selected may underperform the overall market and an Underlying Fund might fail to track its target index. The correlation between an Underlying Fund and index performance may be affected by the Underlying Fund’s expenses and the timing of purchases and redemptions of the Underlying Fund’s shares. An Underlying Fund’s actual holdings might not match the Index and the Underlying Fund’s effective exposure to index securities at any given time may not equal 100%.

Inflation-Indexed Bonds.  If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Interest Rate.  With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase an Underlying Fund’s exposure to risks associated with rising interest rates.

Liquidity.  If a security is illiquid, an Underlying Fund might be unable to sell the security at a time when an Underlying Fund’s manager might wish to sell, and the security could have the effect of decreasing the overall level of an Underlying Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount an Underlying Fund could realize upon disposition. An Underlying Fund may make investments that become less liquid in response to market developments or adverse investor perception. An Underlying Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Underlying Fund.

Market.  Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which the Underlying Funds invest. Rather, the market could favor securities to which the Underlying Funds are not exposed or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Underlying Funds costs and impair the ability of the Underlying Funds to achieve its investment objectives.

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Market Capitalization.  Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies.  The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because a portfolio or an Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of a portfolio and a proportionate share of the Underlying Fund.

Other investment companies include exchange-traded funds (“ETFs”) and Holding Company Depositary Receipts (“HOLDRs”), among others. ETFs are exchange-traded investment companies that are, in many cases, designed to provide investment results corresponding to an index. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Additional risks of investments in ETFs include: (i) the market price of an ETF’s shares may trade at a discount to its net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading may be halted if the listing exchanges’ officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value.

Real Estate Companies and Real Estate Investment Trusts (“REITs”).  Investing in real estate companies and REITs may subject the portfolio to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property. Some REITs may invest in a limited number of properties, in a narrow geographic area or in a single property type, which increases the risk that a portfolio could be unfavorably affected by the poor performance of a single investment or investment type. These companies are also sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. Borrowers could default on or sell investments the REIT holds, which could reduce the cash flow needed to make distributions to investors. In addition, REITs may also be affected by tax and regulatory requirements in that a REIT may not qualify for preferential tax treatments or exemptions. REITs require specialized management and pay management expenses.

Sovereign Debt.  These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

Additional Risks

The discussion below also includes risks that are not considered to be principal risks of a Portfolio, but are considered to be relevant to each Portfolio or an Underlying Fund (including risks arising from a Portfolio’s investments in Underlying Funds).

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Counterparty.  The entity with which a portfolio or an Underlying Fund conducts portfolio-related business (such as trading or securities lending), or that underwrites, distributes or guarantees investments or agreements that the portfolio or the Underlying Fund owns or is otherwise exposed to, may refuse or may become unable to honor its obligations under the terms of a transaction or agreement. As a result, a portfolio or an Underlying Fund may sustain losses and be less likely to achieve its investment objective. These risks may be greater when engaging in over-the-counter transactions.

Duration.  One measure of risk for fixed-income securities is duration. Duration measures the sensitivity of a bond’s price to interest rate movements and is one of the tools used by a portfolio manager in selection of fixed-income securities. Historically, the maturity of a bond was also used as a proxy for the sensitivity of a bond’s price to changes in interest rates, otherwise known as a bond’s interest rate risk or volatility. According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of average life of a bond on a present value basis which was developed to incorporate a bond’s yield, coupons, final maturity and call features into one measure. As a point of reference, the duration of a noncallable 7% coupon bond with a remaining maturity of 5 years is approximately 4.5 years and the duration of a noncallable 7% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation. For example, the price of a bond with an average duration of 4.5 years would be expected to fall approximately 4.5% if interest rates rose by one percentage point. Conversely, the price of a bond with an average duration of 4.5 years would be expected to rise approximately 4.5% if interest rates drop by one percentage point.

Increase in Expenses.  Your actual cost of investing in a portfolio may be higher or lower than the expenses shown in the portfolio’s “Annual Portfolio Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if a portfolio’s Acquired Fund Fees and Expenses increase as a result of the decrease in the Underlying Funds’ assets. The Underlying Funds’ assets may decrease and Underlying Funds expense ratios increase for many reasons, including volatility in the Underlying Funds’ net asset value caused by volatility in the secondary markets for assets in which the Underlying Funds invests.

Manager.  A portfolio, and each Underlying Fund (except index funds), is subject to manager risk because it is an actively managed investment portfolio. The adviser, the sub-adviser, or each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for a portfolio or an Underlying Fund, but there can be no guarantee that these will produce the desired results.

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS

The Portfolios seek to meet their investment objectives by allocating their assets among the Underlying Funds. Because the Portfolios invest in the Underlying Funds, shareholders will be affected by the investment strategies of each Underlying Fund. Information is provided below as of the date of this Prospectus regarding each Underlying Fund, including its investment adviser, sub-adviser, investment objective, main investments and main risks. This information is intended to provide potential investors in the Portfolios with information that they may find useful in understanding the investment history and risks of the Underlying Funds.

You should note that the adviser or sub-adviser (if applicable) may or may not invest in each of the Underlying Funds listed. Further, over time, the Portfolios will alter their allocation of assets among the Underlying Funds and may add or remove Underlying Funds that are considered for investment. Therefore, it is not possible to predict the extent to which the Portfolios will be invested in each Underlying Fund at any one time. As a result, the degree to which the Portfolios may be subject to the risks of a particular Underlying Fund will depend on the extent to which the Portfolios have invested in the Underlying Fund.

Underlying Fund: ING American Century Small-Mid Cap Value Portfolio

Investment Adviser: Directed Services LLC

Sub-Adviser: American Century Investment Management, Inc.

Investment Objectives: Long-term capital growth, income is a secondary objective.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of small- and mid-capitalization companies. The sub-adviser defines small-capitalization companies to include those with a market capitalization no larger than that of the largest company in the Standard and Poor’s SmallCap 600 Index or the Russell 2000® Index and mid-capitalization companies to include those whose market capitalization at the time of purchase is within the capitalization range of the Russell 3000® Index, excluding the largest 100 such companies (in terms of market capitalization). The portfolio may invest up to 20% of its assets in companies outside these two capitalization ranges, measured at the time of purchase. The portfolio may invest in derivative instruments including, futures contracts. The portfolio may also invest in foreign securities, debt obligations of governments, and their agencies and other similar securities. Equity securities include common and preferred stocks, and equity-equivalent securities, such as debt securities and preferred stocks convertible into common stocks, and stocks or stock index futures contracts. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, convertible securities, credit, currency, derivative instruments, foreign investments, interest rate, liquidity, market, mid-capitalization company, other investment companies, securities lending, small-capitalization company, sovereign debt, and value investing.

Underlying Fund: ING Baron Growth Portfolio

Investment Adviser: Directed Services LLC

Sub-Adviser: BAMCO, Inc.

Investment Objective: Capital appreciation.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of small-sized growth companies with market capitalizations of under $2.5 billion as measured at the time of purchase. The portfolio may invest up to 20% in foreign securities, including American Depositary Receipts. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, currency, foreign investments, growth investing, liquidity, market, market capitalization, other investment companies, and securities lending.

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Underlying Fund: ING BlackRock Inflation Protected Bond Portfolio

Investment Adviser: Directed Services LLC

Sub-Adviser: BlackRock Financial Management, Inc.

Investment Objective: Maximum real return, consistent with preservation of real capital and prudent investment management.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and U.S. and non-U.S. corporations and derivative instruments that have economic characteristics similar to inflation indexed bonds. Inflation-indexed bonds are debt instruments that are structured to provide protection against inflation. The portfolio may invest up to 20% of its assets in non-investment-grade bonds (high-yield or junk bonds) or debt securities of emerging market issuers. The portfolio may invest up to 20% of its assets in non-dollar denominated securities of non-U.S. issuers, and may invest, without limit, in U.S. dollar denominated securities of non-U.S. issuers. The portfolio is non-diversified which means it may invest a significant portion of its assets in a single issuer. The portfolio may also purchase: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, collateralized mortgage obligations, investment-grade corporate bonds, and asset-backed securities. Non-investment grade bonds acquired by the portfolio will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor’s Ratings Services or Ba or lower by Moody’s Investors Service, Inc.) or will be determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating. The portfolio may buy or sell options or futures, or enter into swaps (including credit default swaps), interest rate, or foreign currency transactions (collectively, commonly known as “derivatives”). The portfolio may also enter into reverse repurchase agreements or dollar rolls. The portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Call, credit, credit default swaps, currency, deflation, derivative instruments, foreign investments/developing and emerging markets, high-yield securities, inflation-indexed bonds, interest rate, issuer non-diversification, leverage, liquidity, mortgage- and/or asset-backed securities, other investment companies, prepayment and extension, securities lending, sovereign debt, and U.S. government securities and obligations.

Underlying Fund: ING BlackRock Large Cap Growth Portfolio

Investment Adviser: Directed Services LLC

Sub-Adviser: BlackRock Investment Management, LLC

Investment Objective: Long-term growth of capital.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of large-capitalization companies (those which, at the time of purchase, have a market capitalization equal to or greater than the top 80% of the companies that comprise the Russell 1000® Index). The portfolio may invest up to 10% of its total assets in foreign securities in the form of American Depositary Receipts. The portfolio may also invest in investment-grade convertible securities, preferred stocks, illiquid securities, and U.S. government debt securities of any maturity. The portfolio may purchase or sell securities on a when-issued or delayed delivery basis or through a forward commitment. The portfolio may invest in derivatives and short-term debt instruments, such as commercial paper. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, convertible securities, credit, derivative instruments, foreign investments, growth investing, interest rate, investment model, leverage, liquidity, market, other investment companies, securities lending, U.S. government securities and obligations, and when issued and delayed delivery securities and forward commitments.

Underlying Fund: ING Clarion Global Real Estate Portfolio

Investment Adviser: ING Investments, LLC

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Sub-Adviser: CBRE Clarion Securities LLC

Investment Objective: High total return consisting of capital appreciation and current income.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in a portfolio of equity securities of companies that are principally engaged in the real estate industry. A company shall be considered to be “principally engaged” in the real estate industry if it: (i) derives at least 50% of its total revenue or earnings from owning, operating, developing, constructing, financing, managing and/or selling commercial, industrial, or residential real estate; or (ii) has at least 50% of its assets invested in real estate in a number of different countries located throughout the world, including the United States. The portfolio expects these investments to be in common stocks of large-, mid-, and small-sized companies, including real estate investment trusts. The portfolio may invest in companies located in countries with emerging securities markets. The portfolio may also invest in convertible securities, initial public offerings and Rule 144A securities. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, concentration, convertible securities, credit, currency, foreign investments/developing and emerging markets, initial public offerings, interest rate, liquidity, market, market capitalization, other investment companies, real estate companies and real estate investment trusts, and securities lending.

Underlying Fund: ING Clarion Real Estate Portfolio

Investment Adviser: Directed Services LLC

Sub-Adviser: CBRE Clarion Securities LLC

Investment Objective: Total return including capital appreciation and current income.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in common and preferred stocks of U.S. real estate investment trusts and real estate companies. A company shall be considered to be “principally engaged” in the real estate industry if it: (i) derives at least 50% of its total revenue or earnings from the owning, relating, developing, constructing, financing, managing, and/or selling commercial, industrial, or residential real estate; or (ii) has at least 50% of its assets invested in real estate. The portfolio may invest in companies of any market capitalization, although will generally not invest in companies with market capitalization of less than $100 million at the time of purchase. The portfolio may also invest in convertible securities, initial public offerings, and Rule 144A securities. The portfolio is non-diversified, which means it may invest a significant portion of its assets in a single issuer. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, concentration, convertible securities, credit, initial public offerings, interest rate, investment model, issuer non-diversification, liquidity, market, market capitalization, other investment companies, real estate companies and real estate investment trusts, and securities lending.

Underlying Fund: ING Columbia Contrarian Core Portfolio (formerly, ING Davis New York Venture Portfolio)

Investment Adviser: Directed Services LLC

Sub-Adviser: Columbia Management Investment Advisers, LLC

Investment Objective: Total return consisting of long-term capital appreciation and current income.

Main Investments: The portfolio invests at least 80% of its net assets in common stocks. In addition, under normal market conditions, the portfolio invests at least 80% of its net assets in equity securities of U.S. companies that have large market capitalizations (generally over $2 billion) that the sub-adviser believes are undervalued and have the potential for long-term growth and current income. The portfolio may also invest up to 20% of its net assets in foreign securities. The portfolio may invest directly in foreign securities or indirectly through depositary receipts. The portfolio may invest in derivatives such as futures, forward contracts, options and swap contracts, including credit default swaps. The portfolio

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued) may use derivative instruments for both hedging and non-hedging purposes, including, for example, to produce incremental earnings, to hedge existing positions, to provide a substitute for a position in an underlying asset, to increase or reduce market or credit exposure, or to increase flexibility. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, currency, derivative instruments, foreign investments, investment model, liquidity, market, market capitalization, other investment companies, and securities lending.

Underlying Fund: ING Columbia Small Cap Value II Portfolio

Investment Adviser: Directed Services LLC

Sub-Adviser: Columbia Management Investment Advisers, LLC

Investment Objective: Long-term growth of capital.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies that have market capitalizations in the range of the companies within the Russell 2000® Value Index at the time of purchase. The portfolio may invest up to 20% of its total assets in foreign securities and depositary receipts. The portfolio may also invest in real estate investment trusts. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may also invest in convertible securities, initial public offerings, and derivatives, including options on securities, options on stock indices, covered calls, secured put options, and over-the-counter options. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, convertible securities, credit, currency, derivative instruments, focus investing, foreign investments, initial public offerings, interest rate, liquidity, market, other investment companies, over-the-counter investments, real estate companies and real estate investment trusts, securities lending, small-capitalization company, and value investing.

Underlying Fund: ING Emerging Markets Equity Fund

Investment Adviser: ING Investments, LLC

Sub-Adviser: Delaware Management Company and J.P. Morgan Investment Management Inc.

Investment Objective: Long-term capital appreciation.

Main Investments: The fund invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of issuers in emerging markets. Developing or emerging countries include most countries in the world except Australia, Canada,Japan, New Zealand, Hong Kong, Singapore, the United Kingdom, the United States, and most of the countries of Western Europe. An emerging market company is one that is organized under the laws of, or has a principal place of business in, an emerging market; where the principal securities market is in an emerging market; that derives at least 50% of its total revenues or profits from goods that are produced or sold, investments made, or services performed in an emerging market; or at least 50% of the assets of which are located in an emerging market. The fund may invest in companies of any market capitalization. Equity securities may include common stock, preferred stock, convertible securities, depositary receipts, participatory notes, trust or partnership interests, warrants and rights to buy common stock, and privately placed securities. The fund may also invest in real estate investment trusts and non-investment grade bonds (high-yield or “junk bonds”). The fund may invest in derivatives, including but not limited to, futures, options, swaps, and forwards. The fund may invest in securities denominated in U.S. dollars, major reserve currencies, and currencies of other countries in which it can invest. The fund typically maintains full currency exposure to those markets in which it invests. However, the fund may, from time to time, hedge a portion of its foreign currency exposure into the U.S. dollar. The fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The fund may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued)

Main Risks: Call, company, convertible securities, credit, currency, derivative instruments, foreign investments/developing and emerging markets, high-yield securities, interest rate, investment model, liquidity, market, market capitalization, other investment companies, real estate companies and real estate investment trusts, and securities lending.

Underlying Fund: ING Emerging Markets Index Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of an index that measures the investment return of emerging markets securities (“Index”).

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies, which are at the time of purchase, included in an Index that measures the investment return of emerging markets securities; depositary receipts representing securities in the Index; convertible securities that are convertible into stocks included in the Index; other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components; and exchange-traded funds. Under normal market conditions, the portfolio invests all, or substantially all of its assets in these securities. The portfolio currently invests principally in equity securities and employs a “passive management” approach designed to track the performance of the Index (currently MSCI Emerging Markets IndexSM (“Index”)). As of February 28, 2013, a portion of the Index was concentrated in the financials sector (including a focus in the commercial banks industry). The portfolio is non-diversified, which means it may invest a significant portion of its assets in a single issuer. The portfolio may invest in other investment companies to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, concentration, convertible securities, credit, currency, derivative instruments, focused investing, foreign investments/developing and emerging markets, index strategy, interest rate, issuer non-diversification, liquidity, market, market capitalization, other investment companies, and securities lending.

Underlying Fund: ING Euro STOXX 50® Index Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the EURO STOXX 50® Index (“Index”).

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies which are, at the time of purchase, included in the Index, convertible securities that are convertible into stocks included in the Index, other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components and exchange-traded funds. Under normal market conditions, the portfolio invests all, or substantially all of its assets in these securities. The portfolio invests principally in common stocks and employs a “passive management” approach designed to track the performance of the Index. As of February 28, 2013, a portion of the Index was concentrated in the financials sector. The portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the portfolio’s cash position. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, concentration, convertible securities, credit, currency, derivative instruments, foreign investments, index strategy, interest rate, liquidity, market, market capitalization, other investment companies, and securities lending.

Underlying Fund: ING Floating Rate Fund

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued)

Investment Objective: High level of current income.

Main Investments: The fund invests at least 80% of its net assets (plus borrowing for investment purposes) in U.S. dollar denominated floating rate loans and other floating rate debt instruments, including: floating rate bonds; floating rate notes; money market instruments with a remaining maturity of 60 days or less; floating rate debentures; and tranches of floating rate asset-backed securities, including structured notes, made to, or issued by, U.S. and non-U.S. corporations or other business entities (collectively “Floating Rate Debt”). The fund normally invests substantially in floating rate loans. The fund generally invests in below investment-grade floating rate loans that either hold the most senior position in the capital structure of the borrower, hold an equal ranking with other senior debt, or have characteristics (such as a senior position secured by liens on a borrower’s assets) that the sub-adviser believes justify treatment as senior debt. The fund may invest in floating rate loans of companies whose financial condition is troubled or uncertain and that may be involved in bankruptcy proceedings, reorganizations, or financial restructurings. Although the fund has no restrictions on investment maturity, normally the floating rate loans will have remaining maturities of ten years or less. The fund may invest in the following derivative instruments: interest rate swaps and futures or forward contracts. The fund may invest up to 20% of its assets, measured at the time of purchase, in a combination of one or more of the following types of U.S. dollar denominated investments: senior or subordinated fixed rate debt instruments, including notes and bonds, whether secured and unsecured; equity securities: (i) as an incident to the purchase or ownership of Floating Rate Debt or fixed rate debt instruments; (ii) in connection with a restructuring of a borrower or issuer or its debt; or (iii) if the fund already owns Floating Rate Debt or a fixed rate debt instrument of the issuer of such equity; short-term debt obligations, repurchase agreements, cash and cash equivalents that do not otherwise qualify as Floating Rate Debt; and other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder.

Main Risks: Credit for floating rate loan funds, demand for loans, derivative instruments, equity securities incidental to investments in loans, foreign investments for floating rate loan funds, high-yield securities, interest in loans, interest rate for floating rate loan funds, leverage for floating rate loan funds, limited secondary market for floating rate loans, liquidity for floating rate loan funds, other investment companies, prepayment and extension for floating rate loans, and valuation of loans.

Underlying Fund: ING FMRSM Diversified Mid Cap Portfolio

Investment Adviser: Directed Services LLC

Sub-Adviser: Fidelity Management & Research Company

Investment Objective: Long-term growth of capital.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of companies with medium market capitalizations at the time of purchase defined as those whose market capitalizations are similar to the market capitalizations of companies in the Russell Midcap® Index or the Standard and Poor’s MidCap 400 Index. The portfolio may also invest in companies with smaller or larger market capitalizations. The portfolio normally invests its assets in common stocks. The portfolio may invest up to 25% of assets in foreign securities, including emerging markets. The portfolio may buy and sell future contracts and other investment companies, including, exchange-traded funds. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, currency, derivative instruments, foreign investments/developing and emerging markets, liquidity, market, market capitalization, mid-capitalization company, other investment companies, and securities lending.

Underlying Fund: ING Franklin Income Portfolio

Investment Adviser: Directed Services LLC

Sub-Adviser: Franklin Advisers, Inc.

Investment Objective: Maximize income while maintaining prospects for capital appreciation.

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued)

Main Investments: The portfolio invests in a diversified portfolio of debt instruments and equity securities. Debt instruments include all varieties of fixed, floating, and variable rate instruments including secured and unsecured bonds, bonds convertible into common stocks, mortgage- and asset-backed securities, debentures, zero-coupon bonds, notes, and short-term debt instruments. Equity securities include common stocks, preferred stocks, and convertible securities, among others. However, the equity securities in which the portfolio invests consist primarily of common stocks. The portfolio may invest up to 100% of its total assets in debt instruments that are rated below investment-grade. The portfolio may invest up to 25% of its assets in foreign securities. It ordinarily buys foreign securities that are traded in the United States or American Depositary Receipts. The portfolio may invest up to 10% of its assets in secured and unsecured corporate bank loans and loan participations. The portfolio may, from time to time, seek to hedge (protect) against currency risks, using principally forward foreign currency exchange contracts. The portfolio is limited in this ability to 25% of its net assets. The portfolio may also, from time to time, seek to hedge against market risk, using a variety of derivative instruments, which may include purchasing or selling call and put options. The portfolio may invest in exchange-traded and over-the-counter equity and equity index options for hedging purposes. The portfolio may invest up to 10% of its net assets in equity-linked notes for hedging and investment purposes. The portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Call, company, convertible securities, credit, currency, derivative instruments, dividend, foreign investments, high-yield securities, interest rate, liquidity, market, mortgage- and/or asset-backed securities, other investment companies, over-the-counter investments, prepayment and extension, securities lending, sovereign debt, U.S. government securities and obligations, and zero-coupon bonds and pay-in-kind securities.

Underlying Fund: ING Franklin Mutual Shares Portfolio

Investment Adviser: Directed Services LLC

Sub-Adviser: Franklin Mutual Advisers, LLC

Investment Objectives: Capital appreciation with a secondary goal of income.

Main Investments: The portfolio invests primarily in equity securities (including securities convertible into, or that are expected to be exchanged for, common or preferred stocks), of companies of any nation that the sub-adviser believes are available at market prices less than their value based on certain recognized or objective criteria. Following this value oriented strategy, under normal market conditions, the portfolio invests primarily in undervalued securities (securities trading at a discount to their intrinsic value). The equity securities in which the portfolio invests are primarily common stocks. The portfolio currently invests the equity portion of its portfolio primarily to predominantly in companies with market capitalizations greater than $5 billion, with a portion or significant amount in small-capitalization companies and is not limited to pre-set maximums or minimums governing size of companies in which it may invest. The portfolio may invest significantly (up to 35% of its assets) in foreign securities. The portfolio may, from time to time, invest in derivative instruments including, currency and cross-currency forwards, currency and currency index futures contracts, and credit default swaps for hedging purposes. The portfolio may also invest (up to 25%) in exchange-traded and over-the-counter equity and equity index options for hedging purposes. The portfolio may also engage, from time to time, in an “arbitrage” strategy including short sales and may invest in distressed companies, including bank debt, lower rated or defaulted debt instruments, comparable unrated debt instruments, or other indebtedness of, or trade claims against, such companies. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Call, company, convertible securities, credit, credit default swaps, currency, derivative instruments, foreign investments, high-yield securities, interest in loans, interest rate, investment model, leverage, liquidity, market, market capitalization, other investment companies, over-the-counter investments, prepayment and extension, risk arbitraged securities and distressed companies, securities lending, and short sales.

Underlying Fund: ING FTSE 100 Index® Portfolio

Investment Adviser: ING Investments, LLC

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued)

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the FTSE 100 Index® (“Index”).

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies which are, at the time of purchase, included in the Index, convertible securities that are convertible into stocks included in the Index, other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components, and exchange-traded funds. Under normal market conditions, the portfolio invests all, or substantially all of its assets in these securities. The portfolio invests principally in common stocks and employs a “passive management” approach designed to track the performance of the Index. As of February 28, 2013, portions of the Index were focused in the consumer staples sector, the energy sector (including the oil, gas, and consumable fuels industry), and the financials sector (including the commercial banks industry). The portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the portfolio’s cash position. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio is non-diversified, which means it may invest a significant portion of its assets in a single issuer. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, convertible securities, credit, currency, derivative instruments, focused investing, foreign investments, index strategy, interest rate, issuer non-diversification, liquidity, market, market capitalization, other investment companies, and securities lending.

Underlying Fund: ING Global Bond Fund

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Maximize total return through a combination of current income and capital appreciation.

Main Investments: The fund invests at least 80% of its net assets (plus borrowings for investment purposes) in bonds of issuers in a number of different countries, which may include the United States. The fund may invest in securities of issuers located in developed and emerging market countries. Securities may be denominated in foreign currencies or in the U.S. dollar. The fund may hedge its exposure to securities denominated in foreign currencies. The fund may borrow money from banks and invest the proceeds of such loans in portfolio securities to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The fund invests primarily in investment-grade securities which include, but are not limited to, corporate and government bonds which, at the time of investment, are rated investment-grade (at least BBB- by Standard & Poor’s Ratings Services or Baa3 by Moody’s Investors Service, Inc.) or have an equivalent rating by a nationally recognized statistical rating organization, or are of comparable quality if unrated. The fund may also invest in preferred stocks, money market instruments, municipal bonds, commercial and residential mortgage-related securities, asset-backed securities, other securities and structured debt products, private placements, sovereign debt, and other investment companies. The fund may also invest its assets in bank loans and in a combination of floating rate secured loans (“Senior Loans”) and shares of ING Prime Rate Trust, a closed-end investment company that invests in Senior Loans. Although the fund may invest a portion of its assets in high-yield debt securities rated below investment-grade (“junk bonds”), the fund will seek to maintain a minimum weighted average portfolio quality rating of at least investment-grade. The dollar-weighted average portfolio duration will generally range between two and nine years. The fund may use derivatives, including futures, swaps (including interest rate swaps, total return swaps, and credit default swaps), and options, among others. The fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls and reverse repurchase agreements.) The fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the 1940 Act. The fund is non-diversified, which means it may invest a significant portion of its assets in a single issuer. The fund may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued)

Main Risks: Call, company, credit, credit default swaps, currency, derivative instruments, foreign investments/developing and emerging markets, high-yield securities, interest in loans, interest rate, investment model, issuer non-diversification, leverage, liquidity, market, mortgage- and/or asset-backed securities, municipal obligations, other investment companies, prepayment and extension, securities lending, and sovereign debt.

Underlying Fund: ING Global Bond Portfolio

Investment Adviser: Directed Services LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Maximize total return through a combination of current income and capital appreciation.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in bonds of issuers in a number of different countries, which may include the United States. The portfolio may invest in securities of issuers located in developed and emerging market countries. Securities may be denominated in foreign currencies or in the U.S. dollar. The portfolio may hedge its exposure to securities denominated in foreign currencies. The portfolio may also borrow money from banks and invest the proceeds of such loans in portfolio securities to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio invests primarily in investment-grade securities which include, but are not limited to, corporate and government bonds which, at the time of investment, are rated investment-grade (at least BBB- by Standard & Poor’s Ratings Services or Baa3 by Moody’s Investors Service, Inc.) or have an equivalent rating by a nationally recognized statistical rating organization, or are of comparable quality if unrated. The portfolio may also invest in preferred stocks, money market instruments, municipal bonds, commercial and residential mortgage-related securities, asset-backed securities, other securitized and structured debt products, private placements, sovereign debt, and other investment companies. The portfolio may also invest its assets in bank loans and a combination of floating rate secured loans (“Senior Loans”) and shares of ING Prime Rate Trust, a closed-end investment company that invests in Senior Loans. Although the portfolio may invest a portion of its assets in high-yield debt securities rated below investment-grade, the portfolio will seek to maintain a minimum weighted average portfolio quality rating of at least investment-grade. The dollar-weighted average portfolio duration of the portfolio will generally range between two and nine years. The portfolio may use derivatives, including futures, swaps (including interest rate swaps, total return swaps and credit default swaps), and options, among others, to seek to enhance return, to hedge some of the risks of its investments in fixed-income securities, or as a substitute for a position in an underlying asset. The portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls and reverse repurchase agreements). The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Call, company, credit, credit default swaps, currency, derivative instruments, foreign investments/developing and emerging markets, high-yield securities, interest in loans, interest rate, investment model, leverage, liquidity, market, mortgage- and/or asset-backed securities, municipal obligations, other investment companies, prepayment and extension, securities lending, and sovereign debt.

Underlying Fund: ING Global Resources Portfolio

Investment Adviser: Directed Services LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Long-term capital appreciation.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in the equity securities of companies in the natural resources industries located in a number of different countries, one of which may be the United States. A company is considered to be in a natural resources industry when it is significantly engaged, directly or indirectly, in natural resources, meaning at least 50% of its assets, revenues, or operating profits are involved in, or result from, researching, exploring, developing, mining, refining, processing, fabricating, transporting, trading, distributing, or owning natural resources assets. The portfolio may invest up to a maximum of 50% of its net assets in any single

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued) industry of natural resources. The portfolio may also invest in: securities issued by companies that are not in natural resources industries; investment-grade corporate debt; repurchase agreements; derivatives; and commodities including, gold bullion and coins. The portfolio may invest without limit in securities of foreign issuers, including emerging markets. Equity securities in which the portfolio invests may be listed on the U.S. or foreign securities exchanges or traded over-the-counter and include: common stocks, direct equity interests in trusts (including Canadian Royalty Trusts), preferred stocks, partnerships (including master limited partnerships), restricted securities, American Depositary Receipts, and Global Depositary Receipts. The portfolio normally invests in companies with a large-capitalization, but may also invest in mid- and small-sized companies. The portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may invest in derivative securities and structured notes, whose value is linked to the price of a commodity or commodity index. The portfolio is non-diversified, which means it may invest a significant portion of its assets in a single issuer. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Commodities, company, concentration, credit, currency, derivative instruments, foreign investments/developing and emerging markets, interest rate, issuer non-diversification, liquidity, market, market capitalization, other investment companies, over-the-counter investments, real estate companies and real estate investment trusts, and securities lending.

Underlying Fund: ING GNMA Income Fund

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: High level of current income consistent with liquidity and safety of principal through investment primarily in Government National Mortgage Association (“GNMA”) mortgage-backed securities (also known as GNMA Certificates) that are guaranteed as to the timely payment of principal and interest by the U.S. government.

Main Investments: The fund invests at least 80% of its net assets (plus borrowings for investment purposes) in GNMA Certificates. The remaining assets of the fund will be invested in other securities issued or guaranteed by the U.S. government, including U.S. Treasury securities, and securities issued by other agencies and instrumentalities of the U.S. government. The fund may invest in debt securities of any maturity, although the sub-adviser expects to invest in securities with effective maturities in excess of one year. The fund may invest in futures, including U.S. Treasury futures, to manage the duration of the fund. The fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The fund may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Credit, derivative instruments, interest rate, liquidity, mortgage- and/or asset-backed securities, other investment companies, prepayment and extension, securities lending, and U.S. government securities and obligations.

Underlying Fund: ING Goldman Sachs Commodity Strategy Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: Goldman Sachs Asset Management, L.P.

Investment Objective: Long-term total return consisting of capital appreciation and income.

Main Investments: The portfolio invests in a portfolio of commodity index-linked securities (including leveraged and unleveraged structured notes), other commodity-linked securities and derivative instruments, and in other fixed-income and debt instruments. The portfolio may also gain exposure to the performance of the commodity markets through investments in a wholly-owned subsidiary of the portfolio organized as a company under the laws of the Cayman Islands (“Cayman Subsidiary”). The Cayman Subsidiary (unlike the portfolio) may invest, without limitation, in commodity index-linked securities (including leveraged structured notes) and other commodity-linked securities and derivative instruments, such as swaps and futures, that provide exposure to the performance of the commodity markets. The portfolio invests in commodity-linked derivative instruments such as commodity-linked structured notes and commodity-linked notes. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets. The portfolio invests in investment-grade fixed-income securities. The portfolio may invest in corporate securities, U.S. government securities, mortgage-backed securities, asset-backed securities, and fixed-income securities issued by or on behalf of states, territories, and possessions

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued) of the United States (including the District of Columbia) and the political subdivisions, agencies and instrumentalities thereof and other types of fixed-income securities. The portfolio may invest up to 35% of its net assets in foreign securities including: countries with emerging markets, other foreign securities, and foreign currency transactions; and up to 10% of its assets in non-investment-grade fixed-income securities. The portfolio may also invest in repurchase agreements, convertibles, options, futures, forwards, and swaps. The portfolio may invest up to 25% of its total assets in the Cayman Subsidiary. The portfolio employs commodity roll-timing strategies. The portfolio seeks to provide exposure to commodities markets and returns that correspond to the performance of the Dow Jones – UBS Commodity IndexSM (“Index”). The Index is composed of commodities traded on U.S. exchanges or on the London Metal Exchange. The portfolio will not invest 25% or more of its total assets in instruments issued by companies in any one industry. The portfolio’s portfolio will reflect greater than 25% exposure to the group of industries represented in the Index, however, if in the future, industries are added to or removed from representation in the Index, the group of industries in which the portfolio’s exposure is concentrated will likewise change. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio is non-diversified, which means it may invest a significant portion of its assets in a single issuer.

Main Risks: Call, Cayman subsidiary, commodities, company, concentration, convertible securities, credit, currency, derivative instruments, foreign investments/developing and emerging markets, high-yield securities, interest rate, issuer non-diversification, leverage, liquidity, market, market-capitalization, mortgage- and/or asset-backed securities, municipal obligations, other investment companies, over-the-counter investments, prepayment and extension, securities lending, U.S. government securities and obligations, and when-issued and delayed delivery securities and forward commitments.

Underlying Fund: ING Growth and Income Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Maximize total return through investments in a diversified portfolio of common stock and securities convertible into common stocks. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return.

Main Investments: The portfolio invests at least 65% of its total assets in common stocks believed to have significant potential for capital appreciation, income growth, or both. The portfolio may invest principally in common stocks and securities convertible into common stocks. The portfolio may also engage in option writing. The portfolio emphasizes stocks of larger companies; looks to strategically invest the portfolio’s assets in stocks of mid-sized companies and up to 25% of its total assets in stocks of foreign issuers. The portfolio may invest in derivatives, including, but not limited to, put and call options. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, convertible securities, credit, currency, derivative instruments, foreign investments, interest rate, liquidity, market, market capitalization, other investment companies, and securities lending.

Underlying Fund: ING Hang Seng Index Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Hang Seng Index (“Index”).

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies which are, at the time of purchase, included in the Index, convertible securities that are convertible into stocks included in the Index, other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components, and exchange-traded funds. Under normal market conditions, the portfolio

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued) invests all, or substantially all of its assets in these securities. The portfolio invests principally in common stocks and employs a “passive management” approach designed to track the performance of the Index. As of February 28, 2013, a portion of the Index was concentrated in the financials sector (including the commercial banks industry). The portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the portfolio’s cash position. The portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio is non-diversified, which means it may invest a significant portion of its assets in a single issuer. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, concentration, convertible securities, credit, currency, derivative instruments, foreign investments/developing and emerging markets, index strategy, interest rate, issuer non-diversification, liquidity, market, market capitalization, other investment companies, and securities lending.

Underlying Fund: ING High Yield Bond Fund

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: High level of current income and total return.

Main Investments: The fund invests at least 80% of its net assets (plus borrowings for investment purposes) in a portfolio of high-yield (high risk) bonds, commonly referred to as “junk bonds.” The fund defines high-yield bonds to include: bank loans; payment-in-kind securities; fixed and variable floating rate and deferred interest debt obligations; zero-coupon bonds and debt obligations provided they are unrated or rated below investment-grade. There are no restrictions on the rating level of the securities in the fund’s portfolio and the fund may purchase and hold securities in default. There are no restrictions on the average maturity of the fund or the maturity of any single investment. The fund may invest in investment-grade debt securities; common and preferred stocks; U.S. government securities; money market instruments; and debt securities of foreign issuers including securities of companies in emerging markets. The fund may invest in derivatives, including, but not limited to structured debt obligations, dollar roll transactions and swap agreements, including credit default swaps. The fund may invest in companies of any size. The fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The fund may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Call, company, credit, credit default swaps, currency, derivative instruments, foreign investments/developing and emerging markets, high-yield securities, interest rate, liquidity, market, market capitalization, other investment companies, securities lending, U.S. government securities and obligations, and zero-coupon bonds and pay-in-kind securities.

Underlying Fund: ING Index Plus LargeCap Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Outperform the total return performance of the S&P 500® Index while maintaining a market level of risk.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of large-capitalization companies included in the S&P 500® Index and have a market capitalization of at least $3 billion. The portfolio may invest in derivative instruments including, but not limited to, index futures. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, derivative instruments, investment model, liquidity, market, other investment companies, and securities lending.

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued)

Underlying Fund: ING Index Plus MidCap Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Outperform the total return performance of the Standard and Poor’s MidCap 400 Index while maintaining a market level of risk.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of mid-capitalization companies included in the Standard and Poor’s MidCap 400 Index. The Index is a stock market index comprised of common stocks of 400 mid-capitalization companies traded in the United States. The portfolio may invest in derivative instruments including, but not limited to, index futures. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, derivative instruments, investment model, liquidity, market, mid-capitalization company, other investment companies, and securities lending.

Underlying Fund: ING Index Plus SmallCap Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Outperform the total return performance of the Standard and Poor’s SmallCap 600 Index while maintaining a market level of risk.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of small-capitalization companies included in the Standard and Poor’s SmallCap 600 Index. The Index is a stock market index comprised of common stocks of 600 small-capitalization companies traded in the United States. The portfolio may invest in derivative instruments including, but not limited to, index futures. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, derivative instruments, investment model, liquidity, market, other investment companies, securities lending, and small-capitalization company.

Underlying Fund: ING Intermediate Bond Fund

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Maximum total return through income and capital appreciation.

Main Investments: The fund invests at least 80% of its net assets (plus borrowings for investment purposes) in a portfolio of bonds, including but not limited to corporate, government and mortgage bonds which, at the time of purchase, are rated investment-grade (for example, rated at least BBB- by Standard & Poor’s Ratings Services or Baa3 by Moody’s Investors Service, Inc.) or have an equivalent rating by a nationally recognized statistical rating organization, or of comparable quality if unrated. Although the fund may invest a portion of its assets in high-yield (high risk) debt securities, commonly referred to as “junk bonds,” rated below investment-grade, the fund will seek to maintain a minimum average portfolio quality rating of at least investment-grade. Generally, the sub-adviser maintains a dollar-weighted average duration between three and ten years. The fund may also invest in: preferred stocks; high quality money market instruments; municipal bonds; debt securities of foreign issuers (including those located in emerging market countries); securities denominated in foreign currencies; foreign currencies; mortgage-backed and asset-backed securities; bank loans and floating rate secured loans (“Senior Loans”); and derivatives including futures, options, and swaps involving securities, securities indices and interest rates, which may be denominated in the U.S. dollar or foreign currencies. The fund may seek to obtain exposure

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued) to the securities in which it invests by entering into a series of purchase and sale contracts or through other investment techniques such as buy backs and dollar rolls. The fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The fund may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Call, company, credit, currency, derivative instruments, foreign investments/developing and emerging markets, high-yield securities, interest in loans, interest rate, investment model, liquidity, market, mortgage- and/or asset-backed securities, municipal obligations, other investment companies, prepayment and extension, securities lending, and U.S. government securities and obligations.

Underlying Fund: ING Intermediate Bond Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Maximize total return consistent with reasonable risk. Seeks its objective through investments in a diversified portfolio consisting primarily of debt securities. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in a portfolio of bonds, including but not limited to corporate, government and mortgage bonds which, at the time of purchase, are rated investment-grade (for example, rated at least BBB- by Standard & Poor’s Ratings Services or Baa3 by Moody’s Investors Service, Inc.) or have an equivalent rating by a nationally recognized statistical rating organization, or of comparable quality if unrated. Although the portfolio may invest a portion of its assets in high-yield (high risk) debt instruments, commonly referred to as “junk bonds,” rated below investment-grade, the portfolio will seek to maintain a minimum average portfolio quality rating of at least investment-grade. Generally, the sub-adviser maintains a dollar-weighted average duration between three and ten years. The portfolio may also invest in: preferred stocks; high quality money market instruments; municipal bonds; debt instruments of foreign issuers (including those located in emerging market countries); securities denominated in foreign currencies; foreign currencies; mortgage-backed and asset-backed securities; bank loans and floating rate loans (“Senior Loans”); and derivatives including futures, options, and swaps involving securities, securities indices and interest rates, which may be denominated in the U.S. dollar or foreign currencies. The portfolio may seek to obtain exposure to the securities in which it invests by entering into a series of purchase and sale contracts or through other investment techniques such as buy backs and dollar rolls. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Call, company, credit, currency, derivative instruments, foreign investments/developing and emerging markets, high-yield securities, interest in loans, interest rate, investment model, liquidity, market, mortgage- and/or asset-backed securities, municipal obligations, other investment companies, prepayment and extension, securities lending, and U.S. government securities and obligations.

Underlying Fund: ING International Core Fund

Investment Adviser: ING Investments, LLC

Sub-Advisers: Thornburg Investment Management, Inc. and Wellington Management Company, LLP

Investment Objective: Long-term growth of capital.

Main Investments: The fund invests at least 65% of its total assets in equity securities of companies located in a number of different countries other than the United States. The fund may invest in countries with emerging securities markets. The fund may also invest in depositary receipts of foreign issuers. The Fund may invest up to 15% of its assets in real estate investment trusts. The fund may use derivatives, including futures, options, swaps, and forward contracts. The

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued) fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The fund may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Call, company, credit, currency, derivative instruments, foreign investments/developing and emerging markets, high-yield securities, interest rate, liquidity, market, market capitalization, other investment companies, real estate companies and real estate investment trusts, and securities lending.

Underlying Fund: ING International Growth Fund

Investment Adviser: ING Investments, LLC

Sub-Advisers: Baillie Gifford Overseas Limited and T. Rowe Price Associates, Inc.

Investment Objective: Long-term growth of capital.

Main Investments: The fund invests at least 65% of its total assets in common stocks and convertible securities of companies organized under the laws of, or with principal offices located in, a number of different countries outside of the United States, including companies in countries in emerging markets. The fund does not focus its investments in a particular industry or country. The fund may invest in companies of any market capitalization. The fund also may invest in foreign issuers through depositary receipts or similar investment vehicles. The fund may hold cash in U.S. dollars or foreign currencies. While the fund invests primarily in common stocks, it may invest in other securities. The fund invests a substantial amount of its assets in foreign investments which are denominated in currencies other than the U.S. dollar and can be affected by fluctuations in exchange rates.The fund may invest in derivative instruments including options, futures, and forward foreign currency exchange contracts. The fund may invest in other investment companies, including exchange traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The fund may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, convertible securities, credit, currency, derivative instruments, foreign investments/developing and emerging markets, growth investing, interest rate, investment model, liquidity, market, market capitalization, other investment companies, and securities lending.

Underlying Fund: ING International Index Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of a widely accepted international index (“Index”).

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies which are, at the time of purchase, included in the Index, convertible securities that are convertible into stocks included in the Index, other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components, and exchange-traded funds. Under normal market conditions, the portfolio invests all, or substantially all of its assets in these securities. The portfolio invests principally in common stocks and employs a “passive management” approach designed to track the performance of the Index (currently, the MSCI - Europe, Australasia, and Far East® (“MSCI EAFE® ”) Index). As of February 28, 2013, a portion of the MSCI EAFE® Index was concentrated in the financials sector. The portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the portfolio’s cash position. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, concentration, convertible securities, credit, currency, derivative instruments, foreign investments/developing and emerging markets, index strategy, interest rate, liquidity, market, market capitalization, other investment companies, and securities lending.

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued)

Underlying Fund: ING International Real Estate Fund

Investment Adviser: ING Investments, LLC

Sub-Adviser: CBRE Clarion Securities LLC

Investment Objective: High total return.

Main Investments: The fund invests at least 80% of its net assets (plus borrowings for investment purposes) in a portfolio of equity securities of companies that are principally engaged in the real estate industry. At least 65% of the fund’s assets will normally be invested in companies located in a number of different countries other than the United States. These companies may have investments that provide exposure to the U.S. real estate industry. The sub-adviser defines a real estate company as a company that: (i) derives at least 50% of its total revenue or earnings from owning, operating, developing, constructing, financing, managing, and/or selling commercial, industrial, or residential real estate; or (ii) has at least 50% of its assets invested in real estate. The fund expects these investments to be in common stocks of companies of any market capitalization, including real estate investment trusts. The fund may invest in companies located in countries with emerging securities markets. The fund may also invest in convertible securities, initial public offerings, and Rule 144A securities. The fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The fund is non-diversified, which means it may invest a significant portion of its assets in a single issuer. The fund may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, concentration, convertible securities, credit, currency, foreign investments/developing and emerging markets, initial public offerings, interest rate, issuer non-diversification, liquidity, market, market capitalization, other investment companies, real estate companies and real estate investment trusts, and securities lending.

Underlying Fund: ING International Small Cap Fund

Investment Adviser: ING Investments, LLC

Sub-Advisers: Acadian Asset Management LLC and Wellington Management Company, LLP

Investment Objective: Maximum long-term capital appreciation.

Main Investments: The fund invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of small market capitalization companies (defined as those companies that have a market capitalization, at the time of purchase, of up to $5 billion). At least 65% of the fund’s assets will normally be invested in companies located outside the United States, including companies located in countries with emerging securities markets. The fund may invest up to 35% of its assets in U.S. issuers. The fund may hold both growth and value stocks and at times may favor one over the other based on available opportunities. The fund invests primarily in common stocks or securities convertible into common stocks of international issuers, but may invest from time to time in such instruments as forward currency contracts, futures contracts, rights, and depositary receipts. The fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The fund may lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets.

Main Risks: Company, convertible securities, credit, currency, derivative instruments, foreign investments/developing and emerging markets, interest rate, investment model, liquidity, market, other investment companies, securities lending, and small-capitalization company.

Underlying Fund: ING International Value Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Long-term capital appreciation.

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued)

Main Investments: The portfolio invests at least 65% of its assets in equity securities of companies located in a number of different countries outside of the United States. The portfolio invests primarily in companies with a large market capitalization, but may also invest in mid- and small-sized companies. The portfolio generally invests in common and preferred stocks, warrants, and convertible securities. The portfolio may invest in companies located in emerging markets countries. The portfolio may invest in government debt securities of developed foreign countries. The portfolio may also invest up to 35% of assets in securities of U.S. issuers, including investment-grade government and corporate debt securities. The portfolio may invest in derivative instruments, including futures, options and swaps. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, convertible securities, credit, currency, derivative instruments, foreign investments/developing and emerging markets, interest rate, liquidity, market, market capitalization, other investment companies, securities lending, sovereign debt, U.S. government securities and obligations, and value investing.

Underlying Fund: ING Invesco Comstock Portfolio (formerly, ING Invesco Van Kampen Comstock Portfolio)

Investment Adviser: Directed Services LLC

Sub-Adviser: Invesco Advisers, Inc.

Investment Objective: Capital growth and income.

Main Investments: The portfolio primarily invests in equity securities, including common stocks, preferred stocks, and securities convertible into common and preferred stocks. The portfolio may invest up to 15% of its assets in real estate investment trusts. The portfolio generally holds up to 10% of its assets in high-quality short-term debt securities and investment-grade corporate debt securities. The portfolio may invest up to 25% of assets in securities of foreign issuers. The portfolio may also invest in American Depositary Receipts without limitation and may purchase and sell certain derivative instruments, such as options, forward contracts, futures, and options on futures. The portfolio may invest in companies of any market capitalization. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, convertible securities, credit, currency, derivative instruments, foreign investments, interest rate, liquidity, market, market capitalization, other investment companies, real estate companies and real estate investment trusts, and securities lending.

Underlying Fund: ING Invesco Equity and Income Portfolio (formerly, ING Invesco Van Kampen Equity and Income Portfolio)

Investment Adviser: Directed Services LLC

Sub-Adviser: Invesco Advisers, Inc.

Investment Objective: Total return consisting of long-term capital appreciation and current income.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity and income securities at the time of investment. The portfolio seeks to achieve its investment objective by investing primarily in income-producing equity instruments (including common stocks, preferred stocks, and convertible securities) and investment-grade quality debt securities. Investment-grade securities are securities rated BBB or higher by Standard & Poor’s Ratings Services or Baa or higher by Moody’s Investors Service, Inc. or unrated securities determined by the sub-adviser to be of comparable quality. The portfolio emphasizes a value style of investing, seeking well-established, undervalued companies that the sub-adviser believes offer the potential for income and long-term growth of capital. The portfolio may invest in securities that do not pay dividends or interest and securities that have above-average volatility of price movement, including warrants or rights to acquire securities. In an effort to reduce the portfolio’s overall exposure to any individual security price decline, the portfolio spreads its investments over many different companies in a variety of industries. The sub-adviser focuses on large-capitalization companies, although the portfolio may invest in companies

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued) of any size. Under normal market conditions, the portfolio invests at least 65% of its assets in income-producing equity securities and up to 10% of its assets in illiquid securities and certain restricted securities. The portfolio may invest up to 15% of its assets in real estate investment trusts and 25% of its assets in securities of foreign issuers. The portfolio may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts, structured notes, and other types of structured investments, and swaps for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks. The portfolio may invest in collateralized mortgage obligations and commercial mortgage-backed securities. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Asset allocation, company, convertible securities, credit, currency, derivative instruments, dividend, foreign investments, interest rate, liquidity, market, market capitalization, mortgage- and/or asset-backed securities, other investment companies, prepayment and extension, real estate companies and real estate investment trusts, and securities lending.

Underlying Fund: ING Invesco Growth and Income Portfolio (formerly, ING Invesco Van Kampen Growth and Income Portfolio)

Investment Adviser: Directed Services LLC

Sub-Adviser: Invesco Advisers, Inc.

Investment Objective: Long-term growth of capital and income.

Main Investments: The portfolio invests primarily in what the sub-adviser believes to be income-producing equity securities, including common stocks and convertible securities; although investments are also made in non-convertible preferred stocks and debt instruments rated “investment-grade,” which are securities rated within the four highest grades assigned by Standard & Poor’s Ratings Services or by Moody’s Investors Service, Inc. Although the portfolio may invest in companies of any size, the sub-adviser may focus on larger capitalization companies which it believes possess characteristics for improved valuation. The portfolio may invest up to 15% of its total assets in real estate investment trusts and up to 25% of its total assets in securities of foreign issuers. The portfolio may purchase and sell certain derivative instruments, such as options, futures, and options on futures. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, convertible securities, credit, currency, derivative instruments, foreign investments, growth investing, interest rate, liquidity, market, market capitalization, other investment companies, real estate companies and real estate investment trusts, and securities lending.

Underlying Fund: ING Japan TOPIX Index® Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Tokyo Stock Price Index® (“Index”).

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies which are, at the time of purchase, included in the Index, convertible securities that are convertible into stocks included in the Index, other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components, and exchange-traded funds. Under normal market conditions, the portfolio invests all, or substantially all of its assets in these securities. The portfolio invests principally in common stocks and employs a “passive management” approach designed to track the performance of the Index. As of February 28, 2013, portions of the Index were focused in the consumer discretionary sector, the financials sector, and the industrials sector. The portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the portfolio’s cash position. The portfolio may invest in other investment companies,

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued) including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, convertible securities, credit, currency, derivative instruments, focused investing, foreign investments, index strategy, interest rate, liquidity, market, market capitalization, other investment companies, and securities lending.

Underlying Fund: ING JPMorgan Emerging Markets Equity Portfolio

Investment Adviser: Directed Services LLC

Sub-Adviser: J.P. Morgan Investment Management Inc.

Investment Objective: Capital appreciation.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of issuers located in at least three countries with emerging securities markets. An emerging market company is one: that is organized under the laws of, or has a principal place of business in an emerging market; where the principal securities market is in an emerging market; that derives at least 50% of its total revenues or profits from goods that are produced or sold, investments made, or services performed in an emerging market; or at least 50% of the assets of which are located in an emerging market. Equity securities in which the portfolio can invest may include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks and privately placed securities, and other investment companies. The portfolio may also invest to a lesser extent in debt securities of issuers in countries with emerging markets. The portfolio may invest in derivatives (including futures contracts, options, and swaps). The portfolio may invest in securities denominated in U.S. dollars, major reserve currencies, and currencies of other countries in which it can invest. The portfolio may also invest in high-quality, short-term money market instruments and repurchase agreements. The portfolio may also invest in high-yield securities which are below investment-grade (junk bonds) and mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers including, collateralized mortgage obligations, and principal-only and interest-only stripped mortgage-backed securities. The portfolio may enter into “dollar rolls.” The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. Where the capital markets in certain countries are either less developed or not easy to access, the portfolio may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries, subject to the limitations of the 1940 Act. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets.

Main Risks: Call, company, convertible securities, credit, currency, derivative instruments, foreign investments/developing and emerging markets, high-yield securities, interest rate, liquidity, market, market capitalization, mortgage- and/or asset-backed securities, other investment companies, prepayment and extension, securities lending, and U.S. government securities and obligations.

Underlying Fund: ING JPMorgan Mid Cap Value Portfolio

Investment Adviser: Directed Services LLC

Sub-Adviser: J.P. Morgan Investment Management Inc.

Investment Objective: Growth from capital appreciation.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of mid-capitalization companies (those with market capitalizations between $1 billion and $20 billion at the time of purchase) that the sub-adviser believes are undervalued. The portfolio normally invests in securities that are traded on registered exchanges or the over-the-counter market in the United States. The portfolio may invest in other equity securities, including preferred stocks, convertible securities, foreign securities (including depositary receipts) and derivatives (including futures contracts). The portfolio may also invest up to 15% in real estate investment trusts. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued)

Main Risks: Company, convertible securities, credit, currency, derivative instruments, foreign investments, interest rate, liquidity, market, mid-capitalization company, other investment companies, over-the-counter investments, real estate companies and real estate investment trusts, securities lending, and value investing.

Underlying Fund: ING JPMorgan Small Cap Core Equity Portfolio

Investment Adviser: Directed Services LLC

Sub-Adviser: J.P. Morgan Investment Management Inc.

Investment Objective: Capital growth over the long term.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of small-capitalization companies (defined as those with market capitalization equal to those within a universe of Russell 2000® Index stocks at the time of purchase). The portfolio may also invest up to 20% of its total assets in foreign securities (including depositary receipts). The portfolio may also invest up to 20% of its total assets in convertible securities. The portfolio may also invest up to 20% of its total assets in high-quality money market instruments and repurchase agreements. Investments in equity securities may include real estate investment trusts. The portfolio may invest in derivatives including, but not limited to, futures contracts, options, and swaps. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, convertible securities, credit, currency, derivative instruments, dividend, foreign investments, interest rate, investment model, liquidity, market, other investment companies, real estate companies and real estate investment trusts, securities lending, and small-capitalization company.

Underlying Fund: ING Large Cap Growth Portfolio

Investment Adviser: Directed Services LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Long-term capital growth.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of large-capitalization companies. For this portfolio, large-capitalization companies are companies with market capitalizations which fall within the range of companies in the Russell 1000® Growth Index at the time of purchase. The portfolio may also invest in derivative instruments, which include, but are not limited to index futures and options. The portfolio may also invest up to 25% of its assets in foreign securities. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, currency, derivative instruments, foreign investments, growth investing, investment model, liquidity, market, other investment companies, and securities lending.

Underlying Fund: ING Large Cap Value Fund (formerly, ING Equity Dividend Fund)

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Long-term growth of capital and current income.

Main Investments: The fund invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of dividend paying, large-capitalization issuers. The sub-adviser defines large-capitalization companies that fall within the collective range of companies with the Russell 1000® Value Index (“Index”) at the time of purchase. Capitalization of companies in the index will change with market conditions. Equity securities include common and preferred stocks, warrants, and convertible securities. The fund may invest in foreign securities, including companies located in countries

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued) with emerging securities markets, when the sub-adviser believes they present attractive investment opportunities. The sub-adviser seeks to construct a portfolio of securities with a dividend yield that exceeds the average dividend yield of the companies included in the Index. The fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The fund may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, convertible securities, credit, currency, dividend, foreign investments/developing and emerging markets, interest rate, investment model, liquidity, market, market capitalization, other investment companies, securities lending, and value investing.

Underlying Fund: ING Large Cap Value Portfolio

Investment Adviser: Directed Services LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objectives: Long-term growth of capital and current income.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in a portfolio of equity securities of dividend-paying, large-capitalization issuers (usually those with market capitalization in excess of $1 billion). The sub-adviser defines large-capitalization companies as companies with market capitalization that fall within the collective range of companies within the Russell 1000® Value Index at the time of purchase. Equity securities include common stocks, preferred stocks, warrants, and convertible securities. The portfolio may invest in foreign securities, including companies located in countries with emerging securities markets. The portfolio may also invest up to 20% of its assets in small- and mid-capitalization companies. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, convertible securities, credit, currency, dividend, foreign investments/developing and emerging markets, interest rate, investment model, liquidity, market, other investment companies, securities lending, and value investing.

Underlying Fund: ING Limited Maturity Bond Portfolio

Investment Adviser: Directed Services LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objectives: Highest current income consistent with low risk to principal and liquidity. As a secondary objective, the portfolio seeks to enhance its total return through capital appreciation when market factors, such as falling interest rates and rising bond prices, indicate that capital appreciation may be available without significant risk to principal.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of bonds that are limited maturity debt instruments. These short- to intermediate-term debt instruments have remaining maturities of seven years or less. The dollar-weighted average maturity of the portfolio generally will not exceed five years and in periods of rising interest rates may be shortened to one year or less. Under normal market conditions, the portfolio maintains significant exposure to government securities. The portfolio invests in non-government securities, issued by companies of all sizes, only if rated Baa3 or better by Moody’s Investors Service, Inc. or BBB- or better by Standard & Poor’s Ratings Services and Fitch Ratings, or if not rated determined that they are of comparable quality. Money market securities must be rated in the two highest rating categories by Moody’s (P-1 or P-2), S&P (A-1+, A-1 or A-2), or Fitch (A-1+, A-1 or A-2), or determined, at the time of purchase, to be of comparable quality by the sub-adviser. The portfolio may also invest in: preferred stocks; U.S. government securities, securities of foreign governments and supranational organizations; mortgage bonds; municipal bonds, notes and commercial paper; and debt instruments of foreign issuers. The portfolio may engage in dollar roll transactions and swap agreements, including credit default swaps. The portfolio may use options and futures contracts involving securities, securities indices and interest rates to hedge against market risk, to enhance returns and as a substitute for conventional securities. A portion of the portfolio’s assets may be invested in mortgage-backed

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued) and asset-backed debt instruments. In addition, private placements of debt instruments (which are often restricted securities) are eligible for purchase along with other illiquid securities, subject to appropriate limits. The portfolio may borrow up to 10% of the value of its net assets. This amount may be increased to 25% for temporary purposes. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, credit, credit default swaps, currency, derivative instruments, foreign investments, interest rate, leverage, liquidity, market, market capitalization, mortgage- and/or asset-backed securities, municipal obligations, other investment companies, prepayment and extension, securities lending, sovereign debt, and U.S. government securities and obligations.

Underlying Fund: ING Liquid Assets Portfolio

Investment Adviser: Directed Services LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Seeks high level of current income consistent with the preservation of capital and liquidity.

Main Investments: The portfolio invests in high-quality, U.S. dollar-denominated, short-term debt instruments that are determined by the sub-adviser to present minimal credit risks. The portfolio may maintain a rating from one or more rating agencies that provide ratings on money market funds. Obligations in which the portfolio invests generally have remaining maturities of 397 days or less, although it may, to the extent permissible under Rule 2a-7, invest in instruments subject to repurchase agreements and certain variable and floating rate obligations that bear longer final maturities. The dollar-weighted average portfolio maturity will not exceed 60 days and the dollar-weighted average life to maturity of the portfolio will not exceed 120 days. The portfolio will invest in obligations permitted under Rule 2a-7 including, but not limited to: U.S. government securities and obligations of its agencies or instrumentalities; commercial paper, mortgage- and asset-backed securities, repurchase agreements, guaranteed investment contracts, municipal securities, loan participation interests, and medium-term notes; other money market mutual funds; and domestic, Yankee Dollar and Eurodollar obligations including certificates of deposit, time deposits, bankers acceptances, and other promissory notes, including floating and variable rate obligations issued by U.S. or foreign bank holding companies and their bank subsidiaries, branches, and agencies. The portfolio may invest more than 25% of its total assets in instruments issued by domestic banks. The portfolio may significantly invest in securities issued by financial services companies, including, among other entities, banks and bank holding companies, investment banks, trust companies, insurance companies, finance companies, and broker-dealers. The portfolio may purchase securities on a when-issued basis and purchase or sell them on a forward-commitment basis. The portfolio may also invest in variable rate master demand obligations. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder.

Main Risks: Bank instruments, credit, currency, focused investing, foreign investments, interest in loans, interest rate, liquidity, mortgage- and/or asset-backed securities, municipal obligations, other investment companies, prepayment and extension, U.S. government securities and obligations, and when issued and delayed delivery securities and forward commitments.

Underlying Fund: ING Marsico Growth Portfolio

Investment Adviser: Directed Services LLC

Sub-Adviser: Marsico Capital Management, LLC

Investment Objective: Capital appreciation.

Main Investments: The portfolio invests primarily in equity securities selected for their long-term growth potential. The portfolio will normally hold a core position of between 35 and 50 common stocks primarily emphasizing larger companies (those with market capitalizations of $5 billion or more at the time of purchase). The portfolio may also invest in securities of less mature companies, companies with more aggressive growth characteristics, and securities of companies undergoing significant positive development. The portfolio may also invest in foreign securities, including American Depositary Receipts or other depositary receipts (including emerging markets) and forward foreign currency contracts, futures and options.

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued) The portfolio may invest more than 25% of its total assets in securities of companies in a single market sector. The portfolio generally will not invest more than 25% of its total assets in a particular industry within a sector. Substantial cash holdings may increase in the absence of attractive investment opportunities. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, currency, derivative instruments, focused investing, foreign investments/developing and emerging markets, growth investing, investment model, leverage, liquidity, market, market capitalization, other investment companies, securities lending, and special situations.

Underlying Fund: ING MFS Total Return Portfolio

Investment Adviser: Directed Services LLC

Sub-Adviser: Massachusetts Financial Services Company

Investment Objectives: Above-average income (compared to a portfolio entirely invested in equity securities) consistent with the prudent employment of capital. A secondary objective is the reasonable opportunity for growth of capital and income.

Main Investments: The portfolio invests in equity securities and debt instruments. Equity securities include, but are not limited to, common stocks, preferred stocks, securities convertible into stocks, and depositary receipts for those securities. Debt instruments include, but are not limited to, corporate bonds, mortgage-related securities, U.S. government securities, asset-backed instruments, municipal instruments, foreign government securities, and inflation-adjusted bonds. The sub-adviser seeks to invest between 40% and 75% of the portfolio’s assets in equity securities and at least 25% of the portfolio’s assets in fixed-income senior securities. The sub-adviser may invest up to 25% of the portfolio’s assets in foreign securities, including up to 10% in emerging market securities. The sub-adviser focuses on investing the portfolio’s assets in the stocks of companies that it believes are undervalued compared to their perceived worth (value companies). While the sub-adviser may invest the portfolio’s assets in companies of any size, the sub-adviser generally focuses on companies with large-capitalizations. With respect to the portfolio’s investments in debt securities, the sub-adviser generally invests substantially all of the portfolio’s investments in investment-grade debt instruments. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The sub-adviser may use derivatives, including but not limited to, futures, forward contracts, options, and swaps. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Asset allocation, company, convertible securities, credit, currency, derivative instruments, foreign investments/developing and emerging markets, inflation-indexed bonds, interest rate, investment model, leverage, liquidity, market, market capitalization, mortgage- and/or asset-backed securities, municipal obligations, other investment companies, prepayment and extension, securities lending, sovereign debt, and U.S. government securities and obligations.

Underlying Fund: ING Mid Cap Value Fund

Investment Adviser: ING Investments, LLC

Sub-Advisers: RBC Global Asset Management (U.S.) Inc. and Wellington Management Company, LLP

Investment Objective: Long-term capital appreciation.

Main Investments: The fund invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of mid-capitalization companies. The sub-advisers define mid-capitalization companies as those companies with market capitalizations that fall within the collective range of companies within the Russell Midcap® Index and the Standard and Poor’s MidCap 400 Index at the time of purchase. Capitalization of companies in these indices will change with market conditions. The fund focuses on securities that the sub-advisers believe are undervalued in the marketplace. The fund expects to invest primarily in securities of U.S.-based companies, but may also invest in securities of non-U.S. companies, including companies located in countries with emerging securities markets. The fund may also invest up to 20% of its

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued) net assets in real estate investment trusts. The fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The fund may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, currency, foreign investments/developing and emerging markets, investment model, liquidity, market, mid-capitalization company, other investment companies, real estate investment companies and real estate investment trusts, securities lending, and value investing.

Underlying Fund: ING MidCap Opportunities Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Long-term capital appreciation.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in common stock of mid-sized U.S. companies. Mid-sized companies are those with market capitalizations that fall within the range of companies in the Russell Midcap® Growth Index at the time of purchase. The portfolio may also invest in derivative instruments including futures or index futures that have a similar profile to the benchmark for the portfolio. The portfolio may also invest in foreign securities. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, currency, derivative instruments, foreign investments, investment model, liquidity, market, mid-capitalization company, other investment companies, and securities lending.

Underlying Fund: ING Money Market Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: High current return, consistent with preservation of capital and liquidity through investment in high-quality money market investments while maintaining a stable share price of $1.00.

Main Investments: The portfolio invests in a portfolio of high-quality, U.S. dollar-denominated, short-term debt securities that are determined by the sub-adviser to present minimal credit risks. The portfolio may maintain a rating from one or more rating agencies that provide ratings on money market funds. Obligations in which the fund invests generally have remaining maturities of 397 days or less, although it may, to the extent permissible under Rule 2a-7, invest in instruments subject to repurchase agreements and certain variable and floating rate obligations that bear longer final maturities. The dollar-weighted average portfolio maturity will not exceed 60 days and the dollar weighted average life to maturity of the portfolio will not exceed 120 days. The portfolio will invest in obligations permitted under Rule 2a-7 including, but not limited to: U.S. government securities and obligations of its agencies or instrumentalities; commercial paper, mortgage- and asset-backed securities, repurchase agreements, guaranteed investment contracts, municipal securities, loan participation interests and medium-term notes; other money market mutual funds; and domestic Yankee Dollar and Eurodollar obligations including certificates of deposit, time deposits, bankers acceptances, and other promissory notes including floating and variable rate obligations issued by U.S. or foreign bank holding companies and their bank subsidiaries, branches, and agencies. The portfolio may invest more than 25% of its total assets in instruments issued by domestic banks. The portfolio may significantly invest in securities issued by financial services companies including, among other entities, banks and bank holding companies, investment banks, trust companies, insurance companies, finance companies, and broker-dealers. The portfolio may purchase securities on a when-issued basis and purchase or sell them on a forward-commitment basis. The portfolio may also invest in variable rate master demand obligations. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder.

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued)

Main Risks: Bank instruments, credit, currency, focused investing, foreign investments, interest rate, liquidity, mortgage- and/or asset-backed securities, municipal obligations, other investment companies-money market funds, prepayment and extension, U.S. government securities and obligations, and when-issued securities, delayed-delivery securities and forward-commitments.

Underlying Fund: ING Oppenheimer Global Portfolio

Investment Adviser: Directed Services LLC

Sub-Adviser: OppenheimerFunds, Inc.

Investment Objective: Capital appreciation.

Main Investments: The portfolio invests mainly in common stocks of companies in the United States and foreign countries. The portfolio can invest without limit in foreign securities and can invest in any country, including countries with developing or emerging markets. However, the portfolio currently emphasizes investments in developed markets such as the United States, Western European countries, and Japan. The portfolio does not limit its investments to companies in a particular capitalization range, but currently focuses its investments in mid- and large-capitalization companies. The portfolio does not concentrate 25% or more of its assets in any one industry. The foreign securities the portfolio can buy include stocks and other equity securities of companies organized under the laws of a foreign country or companies that have a substantial portion of their operations or assets abroad, or derive a substantial portion of their revenue or profits from businesses, investments, or sales outside the United States. Foreign securities include securities traded primarily on foreign securities exchanges, or in the foreign over-the-counter market. The portfolio may purchase American Depositary Shares as part of American Depositary Receipt issuances, which are negotiable certificates traded on a U.S. exchange issued by a U.S. bank representing a specified number of shares in a foreign stock. The portfolio can also buy debt securities. The portfolio normally does not intend to invest more than 5% of its total assets in debt securities. The portfolio’s investments include common stocks of foreign and domestic companies that the sub-adviser believes have growth potential. The portfolio may also invest in other equity instruments such as preferred stocks, warrants and securities convertible into common stocks. The portfolio may invest in derivative instruments, including options, futures, and forward contracts. The portfolio can buy and sell hedging instruments (forward contracts, futures contracts and put and call options). The portfolio is not required to allocate its investments in any set percentages in any particular country. The portfolio normally will invest in at least three countries (one of which may be the United States). The portfolio may invest up to 15% of its assets in illiquid or restricted securities. The portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, convertible securities, credit, currency, derivative instruments, focused investing, foreign investments/developing and emerging markets, interest rate, liquidity, market, market capitalization, other investment companies, over-the-counter investments, securities lending, and special situations.

Underlying Fund: ING PIMCO High Yield Portfolio

Investment Adviser: Directed Services LLC

Sub-Adviser: Pacific Investment Management Company LLC

Investment Objective: Maximize total return, consistent with preservation of capital and prudent investment management.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of high-yield securities (“junk bonds”) rated below investment-grade by Moody’s Investors Service, Inc., Standard and Poor’s Ratings Services, or Fitch Ratings, or if unrated, determined to be of comparable quality, subject to a maximum of 20% of total assets in Caa or below by Moody’s Investors Service, Inc or equivalently rated by S&P or Fitch, or if unrated, determined by the sub-adviser to be of comparable quality. The remainder of assets may be invested in investment-grade debt instruments. The portfolio may invest up to 20% in non-U.S. dollar-denominated securities and without limit in U.S. dollar-denominated foreign issuers and up to 15% of its total assets in emerging markets. The portfolio may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Foreign currency exposure (from non-U.S.

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued) dollar-denominated securities or currencies) normally will be limited to 20% of the portfolio’s total assets. The portfolio may invest in debt instruments including: securities issued or guaranteed by the U.S. government, its agencies or government-sponsored enterprises; corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or “indexed” securities and event-linked bonds; bank capital and trust preferred securities; loan participations and assignments; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits and bankers’ acceptances; repurchase agreements on debt instruments and reverse repurchase agreements on debt instruments; debt instruments issued by state or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies, and government-sponsored enterprises; obligations of international agencies or supranational entities. The portfolio may engage in short sales and may invest up to 10% of its total assets in preferred stocks. The portfolio may invest all of its assets in derivative instruments such as options, futures contracts, or swap agreements. The portfolio may invest all of its assets in mortgage- or asset-backed securities. The portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as “buy backs” or “dollar rolls”). The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Bank instruments, call, company, convertible securities, credit, credit default swaps, currency, derivative instruments, foreign investments/developing and emerging markets, high-yield securities, inflation-indexed bonds, interest rate, leverage, liquidity, market, mortgage- and/or asset-backed securities, municipal obligations, other investment companies, prepayment and extension, securities lending, short sales, sovereign debt, U.S. government securities and obligations, and when issued and delayed delivery securities and forward commitments.

Underlying Fund: ING PIMCO Total Return Bond Portfolio

Investment Adviser: Directed Services LLC

Sub-Adviser: Pacific Investment Management Company LLC

Investment Objective: Maximize total return, consistent with preservation of capital and prudent investment management.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of debt instruments of varying maturities which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The average portfolio duration of the portfolio normally varies within two years (plus or minus) of the duration of the Barclays Capital U.S. Aggregate Bond Index. The portfolio may invest in debt instruments including: securities issued or guaranteed by the U.S. government, its agencies or government-sponsored enterprises; corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued both by governments and corporations; structured notes, including hybrid or “indexed” securities and event-linked bonds; bank capital and trust preferred securities; loan participations and assignments; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits and bankers’ acceptances; repurchase agreements on debt instruments and reverse repurchase agreements on debt instruments; debt securities issued by state or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies and government sponsored enterprises; and obligations of international agencies or supranational entities. The portfolio may invest in derivatives based on debt instruments, such as forwards, options, futures contracts, or swap agreements and engage in short sales. The portfolio may also invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements or in mortgage- or asset-backed securities. The portfolio may also invest up to 10% of its total assets in equity-related securities, such as convertible securities and preferred stocks. Invests primarily in investment-grade debt securities, but may invest up to 10% of its total assets in high-yield securities (“junk bonds”). The portfolio may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. Foreign currency exposure normally will be limited to 20% of the portfolio’s total assets. The portfolio may invest up to 15% of its total assets in securities and instruments that are economically tied

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued) to countries with emerging securities markets. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Bank instruments, call, company, convertible securities, credit, credit default swaps, currency, derivative instruments, foreign investments/developing and emerging markets, high-yield securities, inflation-indexed bonds, interest in loans, interest rate, leverage, liquidity, market, mortgage- and/or asset-backed securities, municipal obligations, other investment companies, prepayment and extension, securities lending, short sales, sovereign debt, and U.S. government securities and obligations.

PRIOR TO MAY 1, 2013

Underlying Fund: ING Pioneer Fund Portfolio

Investment Adviser: Directed Services LLC

Sub-Adviser: Pioneer Investment Management, Inc.

Investment Objective: Reasonable income and capital growth.

Main Investments: The portfolio invests in a broad group of carefully selected securities believed to be reasonably priced, rather than in securities whose prices reflect a premium resulting from their current market popularity. The portfolio invests predominantly in equity securities (including common stocks, convertible debt, and other equity instruments, such as exchange-traded funds that invest primarily in equity securities, equity interests in real estate investment trusts, depositary receipts, warrants, rights, and preferred stocks). The portfolio may invest up to 20% of its net assets in real estate investment trusts and up to 20% of its assets in foreign issuers. The portfolio does not count securities of Canadian issuers against the limit on investment in securities of non-U.S. issuers. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, convertible securities, currency, foreign investments, liquidity, market, market capitalization, other investment companies, real estate companies and real estate investment trusts, and securities lending.

AS OF MAY 1, 2013

Underlying Fund: ING Multi-Manager Large Cap Core Portfolio (formerly, ING Pioneer Fund Portfolio)

Investment Adviser: Directed Services LLC

Sub-Adviser: Columbia Management Investment Advisers, LLC and The London Company of Virginia, LLC d/b/a The London Company

Investment Objective: Reasonable income and capital growth.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of large-capitalization companies. Large-capitalization companies are companies with market capitalizations which fall within the range of companies in the S&P 500® Index at the time of purchase. The market capitalization of companies within the S&P 500 Index will change with market conditions. The portfolio generally invests in securities of U.S. issuers but may also invest up to 20% of its total assets in securities of foreign issuers. The portfolio may invest directly in foreign securities or indirectly through depositary receipts. The portfolio may invest in derivatives such as futures, forward contracts, options and swap contracts, including credit default swaps. The portfolio may use derivative instruments for both hedging and non-hedging purposes, including, for example, to produce incremental earnings, to hedge existing positions, to provide a substitute for a position in an underlying asset, to increase or reduce market or credit exposure, or to increase flexibility. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued)

Main Risks: Company, currency, derivative instruments, foreign investments, investment model, liquidity, market, other investment companies, and securities lending.

Underlying Fund: ING Pioneer High Yield Portfolio

Investment Adviser: Directed Services LLC

Sub-Adviser: Pioneer Investment Management, Inc.

Investment Objective: Maximize total return through income and capital appreciation.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in below investment-grade (high-yield) debt securities and preferred stocks. The portfolio may invest in high-yield securities of any rating, including securities where the issuer is in default or bankruptcy at the time of purchase. For purpose of satisfying the 80% requirement, the portfolio also may invest in derivative instruments that have economic characteristics similar to such high-yield debt securities and preferred stocks. The portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder, and real estate investment trusts. The portfolio invests in securities with a broad range of maturities, and its high-yield securities investments may be convertible into equity securities. The portfolio may invest in event-linked bonds, bank loans, and credit default swaps. The portfolio may invest more than 25% of its assets in the same market segment. The portfolio may invest in securities of Canadian issuers to the same extent as securities of U.S. issuers. The portfolio may invest up to 15% of its total assets in foreign securities (excluding Canadian issuers) including debt and equity securities of corporate issuers and debt securities of government issuers in developed and emerging markets. The portfolio may invest in investment-grade and below investment-grade convertible bonds and preferred stocks that are convertible into equity securities, mortgage-related securities including “sub-prime” mortgages and asset-backed securities, mortgage derivatives, and structured securities. The portfolio may also invest in equity securities of U.S. and non-U.S. issuers including common stocks, depositary receipts, warrants, rights, and other equity interests. The portfolio may use derivatives including, futures and options on securities, indices and currencies; forward foreign currency exchange contracts; and other derivatives, for hedging, but from time to time may use derivatives as a substitute for purchasing or selling securities or to increase the portfolio’s return. The portfolio may invest the remainder of its assets in securities with remaining maturities of less than one year, cash equivalents or may hold cash. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Call, company, convertible securities, credit, credit default swaps, currency, derivative instruments, floating rate loans, focused investing, foreign investments/developing and emerging markets, high-yield securities, interest rate, leverage, liquidity, market, mortgage- and/or asset-backed securities, other investment companies, prepayment and extension, real estate companies and real estate investment trusts, securities lending, sovereign debt, and zero-coupon bonds and pay-in-kind securities.

Underlying Fund: ING Pioneer Mid Cap Value Portfolio

Investment Adviser: Directed Services LLC

Sub-Adviser: Pioneer Investment Management, Inc.

Investment Objective: Capital appreciation.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of mid-capitalization companies (defined as those companies whose market values, at the time of purchase, do not exceed the greater of the market capitalization of the largest company included in the Russell Midcap® Value Index or the 3-year rolling average of the market capitalization of the largest company within the Russell Midcap® Value Index as measured at the end of the preceding month and are not less than the smallest company in the index). The equity securities in which the portfolio invests include common and preferred stocks, depositary receipts, convertible debt, and equity interests in real estate investment trusts. The portfolio may invest up to 25% of its total assets in equity securities and debt instruments of non-U.S. issuers. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued)

Main Risks: Company, convertible securities, credit, currency, foreign investments, interest rate, liquidity, market, mid-capitalization company, other investment companies, real estate companies and real estate investment trusts, securities lending, and value investing.

Underlying Fund: ING RussellTM Large Cap Growth Index Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Top 200® Growth Index (“Index”).

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies which are, at the time of purchase, included in the Index, convertible securities that are convertible into stocks included in the Index, other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components, and exchange-traded funds. Under normal market conditions, the portfolio invests all, or substantially all of its assets in these securities. The portfolio invests principally in common stocks and employs a “passive management” approach designed to track the performance of the Index. As of February 28, 2013, a portion of the Index was concentrated in the information technology sector. The portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the portfolio’s cash position. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, concentration, convertible securities, credit, derivative instruments, growth investing, index strategy, interest rate, liquidity, market, other investment companies, and securities lending.

Underlying Fund: ING RussellTM Large Cap Index Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Top 200® Index (“Index”).

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies which are, at the time of purchase, included in the Index, convertible securities that are convertible into stocks included in the Index, other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components, and exchange-traded funds. Under normal market conditions, the portfolio invests all, or substantially all of its assets in these securities. The portfolio invests principally in common stocks and employs a “passive management” approach designed to track the performance of the Index. As of February 28, 2013, portions of the Index were focused in the financials sector and in the information technology sector. The portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the portfolio’s cash position. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, convertible securities, credit, derivative instruments, focused investing, index strategy, interest rate, liquidity, market, other investment companies, and securities lending.

Underlying Fund: ING RussellTM Large Cap Value Index Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued)

Investment Objective: Investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Top 200® Value Index (“Index”).

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies which are, at the time of purchase, included in the Index, convertible securities that are convertible into stocks included in the Index, other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components, and exchange-traded funds. Under normal market conditions, the portfolio invests all, or substantially all of its assets in these securities. The portfolio invests principally in common stocks and employs a “passive management” approach designed to track the performance of the Index. As of February 28, 2013, a portion of the Index was concentrated in the financials sector and a portion of the Index was focused in the energy sector (including the oil, gas, and consumable fuels industry). The portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the portfolio’s cash position. The portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, concentration, convertible securities, credit, derivative instruments, focused investing, index strategy, interest rate, liquidity, market, other investment companies, securities lending, and value investing.

Underlying Fund: ING RussellTM Mid Cap Growth Index Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Midcap® Growth Index (“Index”).

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies which are, at the time of purchase, included in the Index, convertible securities that are convertible into stocks included in the Index, other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components, and exchange-traded funds. Under normal market conditions, the portfolio invests all, or substantially all of its assets in these securities. The portfolio invests principally in common stocks and employs a “passive management” approach designed to track the performance of the Index. As of February 28, 2013, a portion of the Index was concentrated in the consumer discretionary sector; and portions of the Index were focused in the industrials sector and the information technology sector. The portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the portfolio’s cash position. The portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, concentration, convertible securities, credit, derivative instruments, focused investing, growth investing, index strategy, interest rate, liquidity, market, mid-capitalization company, other investment companies, and securities lending.

Underlying Fund: ING RussellTM Mid Cap Index Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Midcap® Index (“Index”).

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies which are, at the time of purchase, included in the Index, convertible securities that are convertible into stocks included in the Index, other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components, and exchange-traded funds. Under normal market conditions, the portfolio invests all, or substantially all of its assets in these securities. The portfolio invests principally in common stocks and employs

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued) a “passive management” approach designed to track the performance of the Index. As of February 28, 2013, portions of the Index were focused in the consumer discretionary sector and the financials sector. The portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the portfolio’s cash position. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, convertible securities, credit, derivative instruments, focused investing, index strategy, interest rate, liquidity, market, mid-capitalization company, other investment companies, and securities lending.

Underlying Fund: ING RussellTM Small Cap Index Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell 2000® Index (“Index”).

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies which are, at the time of purchase, included in the Index, convertible securities that are convertible into stocks included in the Index, other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components, and exchange-traded funds. Under normal market conditions, the portfolio invests all, or substantially all of its assets in these securities. The portfolio invests principally in common stocks and employs a “passive management” approach designed to track the performance of the Index. As of February 28, 2013, portions of the Index were focused in the financials sector, the industrials sector, and the information technology sector. The portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the portfolio’s cash position. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, convertible securities, credit, derivative instruments, focused investing, index strategy, interest rate, liquidity, market, other investment companies, securities lending, and small-capitalization company.

Underlying Fund: ING Short Term Bond Fund

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Maximum total return.

Main Investments: The fund invests at least 80% of its net assets (plus borrowing for investment purposes) in a diversified portfolio of bonds or derivative instruments having economic characteristics similar to bonds. The average dollar-weighted maturity of the fund will not exceed 3 years. Because of the fund’s holdings in asset-backed, mortgage-backed, and similar securities, the fund’s average dollar-weighted maturity is equivalent to the average weighted maturity of the cash flows in the securities held by the fund given certain prepayment assumptions (also known as weighted average life). The fund invests in non-government issued debt securities, issued by companies of all sizes, rated investment-grade, but may also invest up to 10% of its total assets in high yield securities, (commonly referred to as “junk bonds”). The fund may also invest in: preferred stocks; U.S. government securities, securities of foreign governments, and supranational organizations; mortgage-backed and asset-backed debt securities; municipal bonds, notes, and commercial paper; and debt securities of foreign issuers. The fund may engage in dollar roll transactions and swap agreements, including credit default swaps. The fund may use options and futures contracts involving securities, securities indices and interest rates to hedge against market risk, to enhance returns, and as a substitute for taking a position in the underlying asset. In addition, private placements of debt securities (which are often restricted securities) are eligible for purchase along with other illiquid securities.

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued) The fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The fund may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Call, company, credit, credit default swaps, currency, derivative instruments, foreign investments, high-yield securities, interest rate, liquidity, market, mortgage- and/or asset-backed securities, municipal obligations, other investment companies, prepayment and extension, securities lending, sovereign debt, and U.S. government securities and obligations.

Underlying Fund: ING Small Company Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Growth of capital primarily through investment in a diversified portfolio of common stocks of companies with small market capitalizations.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of small-capitalization companies (defined as those included in Standard and Poor’s SmallCap 600 Index or the Russell 2000® Index, or if not included in either index, have market capitalizations that fall within the range of the market capitalizations of companies included in either index). The portfolio may invest in derivative instruments including, but not limited to, put and call options. The portfolio may also invest, to a limited extent, in foreign stock. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, currency, derivative instruments, foreign investments, investment model, liquidity, market, other investment companies, securities lending, and small-capitalization company.

Underlying Fund: ING SmallCap Opportunities Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Long-term capital appreciation.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in common stock of smaller, lesser-known U.S. companies. Smaller companies are those with market capitalizations that fall within the range of companies in the Russell 2000® Growth Index at the time of purchase. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 33% of its total assets.

Main Risks: Company, investment model, liquidity, market, other investment companies, securities lending, and small-capitalization company.

Underlying Fund: ING T. Rowe Price Capital Appreciation Portfolio

Investment Adviser: Directed Services LLC

Sub-Adviser: T. Rowe Price Associates, Inc.

Investment Objective: Over the long-term, a high total investment return, consistent with the preservation of capital and with prudent investment risk.

Main Investments: The portfolio invests among three asset classes: equity securities, debt instruments and money market instruments. The portfolio invests primarily in common stocks of established U.S. companies believed to have above-average potential for capital growth. Common stocks typically comprise at least half of the portfolio’s assets. The remaining assets may be invested in other securities, including convertibles, warrants, preferred stocks, corporate and government debt,

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued) futures, and options. Debt instruments and convertible bonds may often constitute a significant portion of the portfolio’s investment portfolio. The portfolio may purchase debt instruments of any maturity and credit quality. The portfolio may invest up to 25% of its assets in debt instruments that are rated below investment-grade or, if not rated, of equivalent quality (“junk bonds”) and bank loans. Up to 25% of the portfolio’s net assets may be invested in foreign equity securities. There is no limit on the portfolio’s investment in convertible securities. The portfolio may invest in futures, options, and call and put options. The portfolio may borrow securities. If there are remaining assets available for investment, the portfolio may invest the balance in any of the following money market instruments with remaining maturities not exceeding one year: (1) shares of the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund, internally managed money market funds of T. Rowe Price; (2) U.S. government obligations; (3) negotiable certificates of deposit, bankers’ acceptances, and fixed time deposits and other obligations of domestic banks that have more than $1 billion in assets and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation; (4) commercial paper rated at the date of purchase in the two highest rating categories by at least one rating agency; (5) repurchase agreements; and (6) U.S dollar and non-U.S. dollar currencies. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Asset allocation, bank instruments, call, company, convertible securities, credit, currency, derivative instruments, foreign investments, high-yield securities, interest in loans, interest rate, leverage, liquidity, market, market capitalization, other investment companies, securities lending, special situations, and U.S. government securities and obligations.

Underlying Fund: ING T. Rowe Price Diversified Mid Cap Growth Portfolio

Investment Adviser: Directed Services LLC

Sub-Adviser: T. Rowe Price Associates, Inc.

Investment Objective: Long-term capital appreciation.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies having market capitalization within the range of companies in the Russell Midcap® Growth Index or the Standard and Poor’s MidCap 400 Index at the time of purchase. The sub-adviser focuses on mid-size companies but may, on occasion, purchase stocks whose market capitalization is outside the capitalization range of mid-sized companies. Most of the portfolio’s investments will be in U.S. common stocks but may also invest in foreign stocks, futures, and forward foreign currency exchange contracts. The portfolio may also invest in shares of the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund. The portfolio may also invest in U.S. and foreign dollar denominated money market securities and U.S. and foreign dollar currencies. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, currency, derivative instruments, foreign investments, growth investing, investment model, liquidity, market, market capitalization, mid-capitalization company, other investment companies, securities lending, and special situations.

Underlying Fund: ING T. Rowe Price Equity Income Portfolio

Investment Adviser: Directed Services LLC

Sub-Adviser: T. Rowe Price Associates, Inc.

Investment Objective: Substantial dividend income as well as long-term growth of capital.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends. The portfolio may invest in convertible securities, warrants, preferred stocks, foreign securities, debt instruments, including high-yield debt securities and futures and options. The portfolio’s investments in a company may also be made through

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued) a privately negotiated note or loan, including loan participations and assignments. The portfolio may also invest in shares of the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund. The portfolio may also invest in U.S. and foreign dollar-denominated money market securities and U.S. dollar and non-U.S. dollar currencies. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Call, company, convertible securities, credit, currency, derivative instruments, dividend, foreign investments, high-yield securities, interest rate, liquidity, market, market capitalization, other investment companies, securities lending, and special situations.

Underlying Fund: ING T. Rowe Price Growth Equity Portfolio

Investment Adviser: Directed Services LLC

Sub-Adviser: T. Rowe Price Associates, Inc.

Investment Objectives: Long-term capital growth, and secondarily, increasing dividend income.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks. The portfolio concentrates its investments in growth companies. The portfolio may also purchase, to a limited extent, foreign stock, hybrid securities, futures, and forward foreign currency exchange contracts. The portfolio may have exposure to foreign currencies. Investment in foreign securities is limited to 30% of the portfolio’s assets. The portfolio may also invest in shares of the T. Rowe Price Reserve Investment Funds and T. Rowe Price Government Reserve Investment Fund. The portfolio may also invest in U.S. dollar and foreign dollar denominated money market securities and U.S. and foreign dollar currencies. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, currency, derivative instruments, foreign investments, growth investing, liquidity, market, market capitalization, other investment companies, securities lending, and special situations.

Underlying Fund: ING T. Rowe Price International Stock Portfolio

Investment Adviser: Directed Services LLC

Sub-Adviser: T. Rowe Price Associates, Inc.

Investment Objective: Long term growth of capital.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in stocks. The portfolio expects to invest substantially all of its assets in stocks outside the United States and to diversify broadly among developed and emerging countries throughout the world. The portfolio may invest in companies of any market capitalization, but focuses on large-sized companies and, to a lesser extent, medium-sized companies. While the portfolio invests primarily in common stocks, it may invest in other securities and may use futures, options and other derivatives and forward currency exhange contracts in keeping with its objective. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, currency, derivative instruments, foreign investments/developing and emerging markets, liquidity, market, market capitalization, other investment companies, and securities lending.

Underlying Fund: ING Templeton Foreign Equity Portfolio

Investment Adviser: Directed Services LLC

Sub-Adviser: Templeton Investment Counsel, LLC

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued)

Investment Objective: Long-term capital growth.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in foreign (non-U.S.) equity securities, including countries with emerging securities markets. Equity securities include common stocks, preferred stocks and convertible securities. The portfolio may also invest in depositary receipts. The portfolio may also have significant investments in one or more countries or in particular sectors, such as financial institutions or industrial companies. The portfolio may use derivative strategies. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, convertible securities, credit, currency, derivative instruments, focused investing, foreign investments/developing and emerging markets, interest rate, liquidity, market, market capitalization, other investment companies, and securities lending.

Underlying Fund: ING Templeton Global Growth Portfolio

Investment Adviser: Directed Services LLC

Sub-Adviser: Templeton Global Advisors Limited

Investment Objective: Capital appreciation. Current income is only an incidental consideration.

Main Investments: The portfolio invests mainly in equity securities, including common and preferred stocks and convertible securities, of companies located in a number of different countries anywhere in the world, including emerging markets. The portfolio also invests in depositary receipts and derivatives, including up to 5% of its total assets in options and swap agreements. The portfolio may invest up to 25% of its total assets in debt instruments of companies and governments located anywhere in the world. The portfolio may invest up to 15% of its net assets in equity-linked notes for hedging and investment purposes. The portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, convertible securities, credit, currency, derivative instruments, foreign investments/developing and emerging markets, growth investing, interest rate, liquidity, market, other investment companies, securities lending, and sovereign debt.

Underlying Fund: ING U.S. Bond Index Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Barclays Capital U.S. Aggregate Bond Index (“Index”).

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in investment-grade debt instruments, rated at least A by Moody’s Investors Service, Inc. or at least A by Standard & Poor’s Ratings Services, or of comparable quality if unrated which are, at the time of purchase, included in the Index, derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components, and exchange-traded funds. Under normal market conditions, the portfolio invests all, or substantially all of its assets in these securities. To Be Announced purchase commitments (“TBA”) shall be deemed included in the Index upon entering into the contract for the TBA if the underlying securities are included in the Index. The portfolio maintains a weighted average effective duration within one year on either side of the duration of the Index, which generally ranges between 3.5 and 6 years. The portfolio may also invest in futures and other derivatives as a substitute for the sale or purchase of debt securities in the Index and to provide fixed-income exposure to the portfolio’s cash position. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued)

Main Risks: Credit, derivative instruments, index strategy, interest rate, investment model, liquidity, mortgage- and/or asset-backed securities, other investment companies, prepayment and extension, securities lending, and U.S. government securities and obligations.

Underlying Fund: ING U.S. Stock Index Portfolio

Investment Adviser: Directed Services LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Total return.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies included in the S&P 500® Index (“Index”) or equity securities of companies that are representative of the Index (including derivatives). The portfolio invests principally in common stocks and employs a “passive management” approach designed to track the performance of the Index, which is denominated by stocks of large U.S. companies. The portfolio usually attempts to replicate the target index by investing all, or substantially all, of its assets in stocks that make up the Index. The portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the portfolio’s cash position. In the event that the portfolio’s market value is $50 million or less, in order to replicate investment in stocks listed on the Index, the sub-adviser may invest the entire amount of the portfolio’s assets in index futures, in exchange-traded funds, or in a combination of index futures and exchange-traded funds, subject to any limitation on the portfolio’s investments in such securities. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, derivative instruments, index strategy, liquidity, market, other investment companies, and securities lending.

MORE INFORMATION ABOUT PRINCIPAL RISKS THAT APPLY ONLY TO THE UNDERLYING FUNDS

The following are principal risks that apply only to the Underlying Funds:

Asset Allocation.  The success of an Underlying Fund’s strategy depends on the manager’s skill in allocating the Underlying Fund’s assets between equity securities, debt instruments, and/or money market instruments and in choosing investments within those categories. There is a risk that an Underlying Fund may allocate assets to an asset class that underperforms other asset classes.

Bank Instruments.  An Underlying Fund may invest in certificates of deposit, fixed-time deposits, bankers’ acceptances, and other debt and deposit-type obligations issued by banks. Although an Underlying Fund attempts to invest only with high-quality banking institutions, most banking institutions are dependent on other institutions to fulfill their obligations. As a result, changes in economic, regulatory, political conditions, or other events that affect the banking industry may have an adverse effect on the banking institutions in which an Underlying Fund invests or that serve as counterparties in transactions with the Underlying Fund.

Cayman Subsidiary.  The Cayman Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. An Underlying Fund relies on a private letter ruling from the Internal Revenue Service with respect to the investment in the Cayman Subsidiary. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of an Underlying Fund and/or the Cayman Subsidiary to operate as described in the Underlying Fund’s prospectus and the SAI and could adversely affect the Underlying Fund. The tax treatment of the Underlying Fund’s investments in the Cayman Subsidiary may be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the Internal Revenue Service that could affect whether income from such investments is “qualifying income” under Subchapter M of the Code, or otherwise affect the character, timing and/or amount of the Underlying Fund’s taxable income or any gains and distributions made by the Underlying Fund.

Concentration in Banking Industry.  As a result of an Underlying Fund “concentrating,” as that term is defined in the 1940 Act, its assets in securities related to a particular industry, the Underlying Fund may be subject to greater market fluctuations than a fund that has securities representing a broader range of investment alternatives. If securities of the particular industry as a group fall out of favor, an Underlying Fund could underperform funds that have greater industry

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued) diversification. When an Underlying Fund is concentrated in the banking industry, the risks include, but are not limited to, credit risk, interest rate risk, and regulatory risk. Banks and other financial institutions can be affected by such factors as downturns in the U.S. and foreign economies, the deterioration or failure of other financial institutions, and changes in banking or securities regulations. Changes in legislation in past years have increased competition in the industry. Interest rate changes can have a significant impact on the banking industry, particularly on banks that face exposure to credit losses.

Concentration in Natural Resources Industry.  As a result of an Underlying Fund “concentrating,” as that term is defined in the 1940 Act, its assets in securities related to a particular industry, an Underlying Fund may be subject to greater market fluctuations than a fund that has securities representing a broader range of investment alternatives. If securities of the particular industry as a group fall out of favor, an Underlying Fund could underperform funds that have greater industry diversification. Securities of companies involved in natural resources may be subject to broad price fluctuations, reflecting volatility of energy and basic materials’ prices and possible instability of supply of various natural resources. In addition, some companies may be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazards associated with natural resources, such as fire, drought, and increased regulatory and environmental costs. The production and marketing of natural resources may be affected by action and changes in governments.

Concentration in Real Estate Industry.  As a result of an Underlying Fund “concentrating,” as that term is defined in the 1940 Act, its assets in securities related to a particular industry, an Underlying Fund may be subject to greater market fluctuations than a fund that has securities representing a broader range of investment alternatives. If securities of the particular industry as a group fall out of favor, an Underlying Fund could underperform funds that have greater industry diversification. When an Underlying Fund is concentrated in the real estate industry, investments in issuers principally engaged in real estate, including real estate investment trusts, may subject the Underlying Fund to risks similar to those associated with the direct ownership of real estate including terrorist attacks, war or other acts that destroy real property. In addition these investments may be affected by such factors as falling real estate prices, rising interest rates or property taxes, high foreclosure rates, environmental problems, zoning changes, overbuilding, overall declines in the economy and the management skill and creditworthiness of the company. Real estate investment trusts may also be affected by tax and regulatory requirements.

Concentration in Technology Sector.  As a result of an Underlying Fund “concentrating,” as that term is defined in the 1940 Act, its assets in securities related to a particular industry, an Underlying Fund may be subject to greater market fluctuations than a fund that has securities representing a broader range of investment alternatives. If securities of the particular industry as a group fall out of favor, an Underlying Fund could underperform funds that have greater industry diversification. Some of the risks of investing in companies in the technology sector are that they may face special risks that their products or services may not prove to be commercially successful. Technology related companies are also strongly affected by worldwide scientific or technological developments. As a result, technology companies may be vulnerable to obsolescence of existing technology, expired patents, short product cycles, price competition, market saturation and new market entrants. Many technology companies are smaller companies that may have limited business lines and limited financial resources, making them highly vulnerable to business and economic risks. Such companies are also often subject to governmental regulation and may, therefore, be adversely affected by governmental policies. Last, securities of companies involved in the technology sector may be subject to broad price fluctuations.

Convertible Securities.  Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.

The value of a convertible security will normally fluctuate in some proportion to changes in the value of the underlying security because of the conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying security. A convertible security may also provide income and be subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk. In the event the issuer of a convertible security is unable to meet its financial obligations, declares bankruptcy, or becomes insolvent, an Underlying Fund could lose money. An Underlying Fund may be forced to convert a convertible security before it otherwise would do so, which may decrease the Underlying Fund’s returns.

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued)

Credit for Floating Rate Loan Funds.  The value of an Underlying Fund’s shares, and the Underlying Fund’s ability to pay dividends, is dependent upon the performance of the assets in its portfolio. Prices of an Underlying Fund’s investments can fall if the actual or perceived financial health of the borrowers on, or issuers of, such investments deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the borrower or issuer could be late in paying interest or principal, or could fail to pay altogether.

In the event a borrower fails to pay scheduled interest or principal payments on an investment held by an Underlying Fund, the Underlying Fund will experience a reduction in its income and a decline in the market value of such investment. This will likely reduce the amount of dividends paid by an Underlying Fund and likely lead to a decline in the net asset value of the Underlying Fund’s shares.

An Underlying Fund generally invests in floating rate loans that are senior in the capital structure of the borrower or issuer, and that are secured with specific collateral. Loans that are senior and secured generally involve less risk than unsecured or subordinated debt and equity instruments of the same borrower because the payment of principal and interest on senior loans is an obligation of the borrower that, in most instances, takes precedence over the payment of dividends or the return of capital to the borrower’s shareholders, and payments to bond holders; and because of the collateral supporting the repayment of the debt instrument. However, the value of the collateral may not equal an Underlying Fund’s investment when the debt instrument is acquired or may decline below the principal amount of the debt instrument subsequent to the Underlying Fund’s investment. Also, to the extent that collateral consists of stocks of the borrower, or its subsidiaries or affiliates, an Underlying Fund bears the risk that the stocks may decline in value, be relatively illiquid, or may lose all or substantially all of their value, causing the Underlying Fund’s investment to be undercollateralized. Therefore, the liquidation of the collateral underlying a floating rate loan in which an Underlying Fund has invested, may not satisfy the borrower’s obligation to the Underlying Fund in the event of non-payment of scheduled interest or principal, and the collateral may not be able to be readily liquidated.

In the event of the bankruptcy of a borrower or issuer, an Underlying Fund could experience delays and limitations on its ability to realize the benefits of the collateral securing the Underlying Fund’s investment. Among the risks involved in a bankruptcy are assertions that the pledge of collateral to secure a loan constitutes a fraudulent conveyance or preferential transfer that would have the effect of nullifying or subordinating an Underlying Fund’s rights to the collateral.

The Floating Rate Debt in which an Underlying Fund invests is generally rated lower than investment-grade credit quality, i.e. , rated lower than Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) or BBB- by Standard & Poor’s Ratings Services (“S&P”), or have been made to borrowers who have issued debt securities that are rated lower than investment-grade in quality or, if unrated, would be rated lower than investment-grade credit quality. An Underlying Fund’s investments in lower than investment-grade floating rate loans will generally be rated at the time of purchase between B3 and Ba1 by Moody’s and B- and BB+ by S&P or, if not rated, would be of similar credit quality. Investment decisions for an Underlying Fund will be based largely on the credit analysis performed by the sub-adviser, and not on rating agency evaluation. This analysis may be difficult to perform. Information about a loan and its borrower generally is not in the public domain. Many borrowers have not issued securities to the public and are not subject to reporting requirements under federal securities laws. Generally, however, borrowers are required to provide financial information to lenders and information may be available from other loan market participants or agents that originate or administer loans.

Deflation.  Deflation risk is the possibility that prices throughout the economy decline over time - the opposite of inflation. If inflation is negative, the principal and income of an inflation-protected bond will decline and could result in losses for a portfolio.

Demand for Loans.  The loan market, as represented by the S&P/LSTA Leveraged Loan Index, experienced significant growth in terms of number and aggregate volume of loans outstanding since the inception of the index in 1997. In 1997, the total amount of loans in the market aggregated less than $10 billion. By April of 2000, it had grown to over $100 billion, and by July of 2007 the market had grown to over $500 billion. The size of the market peaked in November of 2008 at $594 billion. During this period, the demand for loans and the number of investors participating in the loan market also increased significantly.

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued)

Since 2008, the market has contracted, characterized by limited new loan issuance and payoffs of outstanding loans. From the peak in 2008 through February 2012, the overall size of the loan market contracted by approximately 13%. The number of market participants also decreased during that period. Although the number of new loans being issued in the market in 2012 is increasing, there can be no assurance that the size of the loan market, and the number of participants, will return to earlier levels.

An increase in demand for loans may benefit a portfolio by providing increased liquidity for such loans and higher sales prices, but it may also adversely affect the rate of interest payable on such loans acquired by the portfolio and the rights provided to the portfolio under the terms of the applicable loan agreement, and may increase the price of loans that the portfolio wishes to purchase in the secondary market. A decrease in the demand for loans may adversely affect the price of loans in a portfolio’s portfolio, which could cause the portfolio’s net asset value to decline.

Dividend.  Companies that issue dividend yielding equity securities are not required to continue to pay dividends on such securities. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future.

Equity Securities Incidental to Investments in Loans.  The value of equity securities in which an Underlying Fund invests may be affected more rapidly, and to a greater extent, by company-specific developments and general market conditions. These risks may increase fluctuations in an Underlying Fund’s net asset value. An Underlying Fund may frequently possess material non-public information about a borrower as a result of its ownership of a loan of such borrower. Because of prohibitions on trading in securities of issuers while in possession of such information an Underlying Fund might be unable to enter into a transaction in a security of such a borrower when it would otherwise be advantageous to do so.

Floating Rate Loans.  The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans and many floating rate loans are subject to restrictions on resale.

Focused Investing.  To the extent that an Underlying Fund invests a substantial portion of its assets in a particular industry, sector, market segment, or geographical area, its investments will be sensitive to developments in that industry, sector, market segment, or geographical area. An Underlying Fund assumes the risk that changing economic conditions; changing political or regulatory conditions; or natural and other disasters affecting the particular industry, sector, market segment, or geographical area in which the Underlying Fund focuses its investments could have a significant impact on its investment performance and could ultimately cause the Underlying Fund to underperform, or be more volatile than, other funds that invest more broadly.

Foreign Investments for Floating Rate Loan Funds.  To the extent an Underlying Fund invests in debt instruments of borrowers in markets outside the United States, its share price may be more volatile than if it invested in debt instruments of borrowers in the U.S. market due to, among other things, the following factors: comparatively unstable political, social and economic conditions and limited or ineffectual judicial systems; comparatively small market sizes, making loans less liquid and loan prices more sensitive to the movements of large investors and more vulnerable to manipulation; governmental policies or actions, such as high taxes, restrictions on currency movements, replacement of currency, potential for default on sovereign debt, trade or diplomatic disputes, creation of monopolies, and seizure of private property through confiscatory taxation and expropriation or nationalization of company assets; incomplete, outdated, or unreliable information about borrowers due to less stringent market regulation and accounting standards; comparatively undeveloped markets and weak banking and financial systems; market inefficiencies, such as higher transaction costs, and administrative difficulties, such as delays in processing transactions; and fluctuations in foreign currency exchange rates, which could reduce gains or widen losses. In addition, foreign taxes could reduce the income available to distribute to shareholders, and special U.S. tax considerations could apply to foreign investments. Depositary receipts are subject to risks of foreign investments and might not always track the price of the underlying foreign security. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

Growth Investing.  Prices of growth stocks typically reflect high expectations for future company growth, and may fall quickly and significantly if investors suspect that actual growth may be less than expected. Growth companies typically lack any dividends that might cushion price declines. Growth stocks tend to be more volatile than value stocks, and may underperform the market as a whole over any given time period. Growth-oriented stocks typically sell at relatively high valuations as compared to other types of securities. Securities of growth companies may be more volatile than other

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued) stocks because they are more sensitive to investor perceptions of the issuing company’s growth potential, they usually invest a high portion of earnings in their business, and they may lack the dividends of value stocks that can cushion stock prices in a falling market. The market may not favor growth-oriented stocks or may not favor equities at all. In addition, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth. Historically, growth-oriented stocks have been more volatile than value-oriented stocks.

Interest in Loans.  The value and the income streams of interests in loans (including participation interests in lease financings and assignments in secured variable or floating rate loans) will decline if borrowers delay payments or fail to pay altogether. A large rise in interest rates could increase this risk. Although loans are generally fully collateralized when purchased, the collateral may become illiquid or decline in value. Many loans themselves carry liquidity and valuation risks.

Interest Rate for Floating Rate Loan Funds.  Changes in short-term market interest rates will directly affect the yield on the shares of an Underlying Fund whose investments are normally invested in Floating Rate Debt. If short-term market interest rates fall, the yield on an Underlying Fund’s shares will also fall. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on the Floating Rate Debt in an Underlying Fund’s portfolio, the impact of rising rates will be delayed to the extent of such lag. The impact of market interest rate changes on an Underlying Fund’s yield will also be affected by whether, and the extent to which, the Floating Rate Debt in the Underlying Fund’s portfolio is subject to floors on the LIBOR base rate on which interest is calculated for such loans (a “LIBOR floor”). So long as the base rate for a loan remains under the LIBOR floor, changes in short-term interest rates will not affect the yield on such loans. In addition, to the extent that the interest rate spreads on Floating Rate Debt in an Underlying Fund’s portfolio experience a general decline, the yield on the Underlying Fund’s shares will fall and the value of the Underlying Fund’s assets may decrease, which will cause the Underlying Fund’s net asset value to decrease. With respect to an Underlying Fund’s investments in fixed rate instruments, a rise in interest rates generally causes values to fall. The values of fixed rate instruments with longer maturities or duration are more sensitive to changes in interest rates. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase an Underlying Fund’s exposure to risks associated with rising interest rates.

Initial Public Offerings.  Initial Public Offerings (“IPOs”) and companies that have recently gone public have the potential to produce substantial gains for an Underlying Fund. However, there is no assurance that an Underlying Fund will have access to profitable IPOs or that IPOs in which the Underlying Fund invests will rise in value. Furthermore, the value of securities of newly public companies may decline in value shortly after the IPO. When an Underlying Fund’s asset base is small, the impact of such investments on the Underlying Fund’s return will be magnified. If an Underlying Fund’s assets grow, it is likely that the effect of the Underlying Fund’s investment in IPOs on the Underlying Fund’s return will decline.

Issuer Non-Diversification.  One or more of the Underlying Funds may be classified as a “non-diversified” investment company and, therefore, is subject to the risks of focusing investments in a small number of issuers, industries or foreign currencies, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Underlying Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than Underlying Funds that are “diversified.” Even though classified as non-diversified, an Underlying Fund may actually maintain a portfolio that is diversified with a large number of issuers. In such an event, the Underlying Fund would benefit less from appreciation in a single issuer than if it had greater exposure to that issuer.

Investment by Other Funds.  Various other mutual funds and/or funds-of-funds, including some ING funds, are allowed to invest in an Underlying Fund. In some cases, an Underlying Fund may serve as a primary or significant investment vehicle for a fund-of-fund. If the purchases, redemptions or rebalancing in these other funds result in large inflows or outflows of cash from the Underlying Fund, the Underlying Fund could be required to sell securities or invest cash at times, or in ways, that could hurt its performance, speed the realization of capital gains, or increase transaction costs. While it is very difficult to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, these transactions could also increase transaction costs or portfolio turnover. The adviser or sub-adviser will monitor transactions by the funds-of-funds and will attempt to minimize any adverse effects on an Underlying Fund and funds-of-funds as a result of these transactions. So long as an Underlying Fund accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued)

Investment Model.  Certain Underlying Funds invest based on a model implemented by the Underlying Fund’s manager. The manager’s proprietary model may not adequately address existing or unforeseen market factors or the interplay between such factors. The proprietary models used by an Underlying Fund’s manager to evaluate securities or securities markets are based on the manager’s understanding of the interplay of market factors and do not assure successful investment. The markets, or the price of individual securities, may be affected by factors not foreseen in developing the models.

Leverage.  Certain transactions and investment strategies may give rise to leverage. Such transactions and investment strategies include, among others: borrowing, dollar rolls, reverse repurchase agreements, loans of portfolio securities and the use of when-issued, delayed-delivery or forward-commitment transactions. The use of certain derivatives may also create leveraging risk. The use of leverage may increase an Underlying Fund’s expenses and increase the impact of an Underlying Fund’s other risks. The use of leverage may exaggerate any increase or decrease in the net asset value of an Underlying Fund. To mitigate leveraging risk, an Underlying Fund will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause an Underlying Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements resulting in increased volatility of returns. Leverage, including borrowing, may cause an Underlying Fund to be more volatile than if an Underlying Fund had not been leveraged.

Leverage for Floating Rate Loan Funds.  Certain transactions and investment strategies may give rise to leverage. Such transactions and investment strategies include, among others: borrowing and the use of forward-commitment transactions. The use of certain derivatives may also create leveraging risk. The use of leverage may increase an Underlying Fund’s expenses and increase the impact of the Underlying Fund’s other risks. The use of leverage may exaggerate any increase or decrease in the net asset value of an Underlying Fund. To mitigate leveraging risk, an Underlying Fund will segregate liquid assets or otherwise cover the Underlying Fund’s obligation under transactions such as reverse repurchase agreements, when issued and delayed delivery securities, and forward commitment transactions. The use of leverage may cause an Underlying Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements resulting in increased volatility of returns. Leverage, including borrowing, may cause an Underlying Fund to be more volatile than if the Underlying Fund had not been leveraged.

Limited Secondary Market for Floating Rate Loans.  Although the re-sale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or board of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated inter-dealer or inter-bank re-sale market.

Floating rate loans usually trade in large denominations. Trades can be infrequent and the market for floating rate loans may experience substantial volatility. In addition, the market for floating rate loans has limited transparency so that information about actual trades may be difficult to obtain. Accordingly, some of the floating rate loans in which an Underlying Fund invests will be relatively illiquid.

In addition, the floating rate loans in which an Underlying Fund invests may require the consent of the borrower and/or the agent prior to sale or assignment. These consent requirements can delay or impede an Underlying Fund’s ability to sell floating rate loans and can adversely affect the price that can be obtained. An Underlying Fund may have difficulty disposing of floating rate loans if it needs cash to repay debt, to fund redemptions, to pay dividends, to pay expenses or to take advantage of new investment opportunities.

These considerations may cause an Underlying Fund to sell floating rate loans at lower prices than it would otherwise consider to meet cash needs or cause the Underlying Fund to maintain a greater portion of its assets in money market instruments than it would otherwise, which could negatively impact performance. An Underlying Fund may seek to avoid the necessity of selling assets to meet redemption requests or liquidity needs by the use of borrowings. Such borrowings, even though they are for the purpose of satisfying redemptions or meeting liquidity needs and not to generate leveraged returns, nevertheless would produce leverage and the risks that are inherent in leverage. However, there can be no assurance that sales of floating rate loans at such lower prices can be avoided.

From time to time, the occurrence of one or more of the factors described above may create a cascading effect where the market for debt instruments (including the market for floating rate loans) first experiences volatility and then decreased liquidity. Such conditions, or other similar conditions, may then adversely affect the value of floating rate loans and other instruments, widening spreads against higher-quality debt instruments, and making it harder to sell floating rate loans at prices at which they have historically or recently traded, thereby further reducing liquidity. For example, during the

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued) global liquidity crisis in the second half of 2008, the average price of loans in the S&P/LSTA Leverage Loan Index declined by 32% (which included a decline of 3.06% on a single day) prior to rebounding substantially in 2009 and in early 2010. Declines in an Underlying Fund’s share price or other market developments (which could be more severe than these prior declines) may lead to increased redemptions, which could cause the Underlying Fund to have to sell floating rate loans and other instruments at disadvantageous prices and inhibit the ability of the Underlying Fund to retain its assets in the hope of greater stabilization in the secondary markets. In addition, these or similar circumstances could cause an Underlying Fund to sell its highest quality and most liquid floating rate loans and other investments in order to satisfy an initial wave of redemptions while leaving the Underlying Fund with a remaining portfolio of lower-quality and less liquid investments. In anticipation of such circumstances, an Underlying Fund may also need to maintain a larger portion of its assets in liquid instruments than usual. However, there can be no assurance that an Underlying Fund will foresee the need to maintain greater liquidity or that actual efforts to maintain a larger portion of assets in liquid investments would successfully mitigate the foregoing risks.

Liquidity for Floating Rate Loan Funds.  If a loan is illiquid, an Underlying Fund might be unable to sell the loan at a time when the Underlying Fund’s manager might wish to sell, thereby having the effect of decreasing the Underlying Fund’s overall level of liquidity. Further, as described in Valuation of Loans, the lack of an established secondary market may make it more difficult to value illiquid loans, which could result in floating rate loans being assigned values which prove to be higher than the amounts that an Underlying Fund ultimately realizes upon its actual sales of those loans. An Underlying Fund may make investments that become less liquid in response to market developments or adverse investor perception, including but not limited to, those circumstances described in Limited Secondary Market for Floating Rate Loans. An Underlying Fund could lose money if it cannot sell a loan at the time and price that would be most beneficial to the Underlying Fund.

Mid-Capitalization Company.  Investments in mid-capitalization companies may involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

Mortgage- and/or Asset-Backed Securities.  Defaults on or low credit quality or liquidity of the underlying assets of the asset-backed (including mortgage-backed) securities held by an Underlying Fund may impair the value of the securities. There may be limitations on the enforceability of any security interest granted with respect to those underlying assets. These securities also present a higher degree of prepayment and extension risk and interest rate risk than do other types of fixed-income securities. Because of prepayment risk and extension risk, small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain asset-backed securities. The value of longer-term securities generally changes more in response to changes in interest rates than shorter term securities.

During an economic downturn, the mortgages, commercial or consumer loans, trade or credit card receivables, installment purchase obligations, leases, or other debt obligations underlying an asset-backed security may experience an increase in defaults as borrowers experience difficulties in repaying their loans which may cause the valuation of such securities to be more volatile and may reduce the value of such securities. These risks are particularly heightened for investments in asset-backed securities that contain sub-prime loans which are loans made to borrowers with weakened credit histories and often have higher default rates.

Municipal Obligations.  The municipal market in which an Underlying Fund invests is volatile and can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities. Municipal revenue obligations are backed by the revenues generated from a specific project or facility and include industrial development bonds and private activity bonds. Private activity and industrial development bonds are dependent on the ability of the facility’s user to meet its financial obligations and the value of any real or personal property pledged as security for such payment. Many municipal securities are issued to finance projects relating to education, health care, transportation and utilities. Conditions in those sectors may affect the overall municipal market. In addition, municipal securities backed by current or anticipated revenues from a specific project or specific asset may be adversely affected by the discontinuance of the taxation supporting the project or asset or the inability to collect revenues for the project or from assets. If an issuer of a municipal security does not comply with applicable tax requirements, interest from the security may become taxable and the security could decline in value.

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued)

Over-the-Counter Investments.  Investments purchased over-the-counter (“OTC”), including securities and derivatives, can involve greater risks than securities traded on recognized stock exchanges. OTC securities are generally securities of smaller or newer companies that may have limited product lines and markets compared to larger companies. They also can have less management depth, more reliance on key personnel, and less access to capital and credit. OTC securities tend to trade less frequently and in lower volume, and as a result have greater liquidity risk. Many of the protections afforded to participants on some organized exchanges, such as the performance guarantee of an exchange clearing house, are not available in connection with OTC derivatives transactions. Additionally, OTC investments are generally purchased either directly from a dealer or in negotiated transactions with the issuer and as such may expose an Underlying Fund to counterparty risk.

Prepayment and Extension for Floating Rate Loans.  Prepayment risk is the risk that principal on a debt obligation may be repaid earlier than anticipated. Floating rate loans typically do not have call protection and may be prepaid partially or in full at any time without penalty. If a floating rate loan is prepaid, an Underlying Fund may realize proceeds that are less than the value that had been assigned to the loan and/or may be forced to reinvest the proceeds in assets with lower yields than the loan that was repaid. For an Underlying Fund’s fixed rate investments, prepayment risk is the risk that principal on mortgages or other loan obligations underlying a security may be repaid prior to the stated maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. Extension risk is the risk that an issuer will exercise its right to repay principal on a fixed rate obligation held by an Underlying Fund later than expected, which may decrease the value of the obligation and may prevent the Underlying Fund from investing expected repayment proceeds in securities paying yields higher than the yields paid by the securities that were expected to be repaid.

Risk Arbitraged Securities and Distressed Companies.  Risk arbitrage securities are securities of companies involved in restructurings (such as mergers, acquisitions, consolidations, liquidations, spin offs, or tender or exchange offers) or that a sub-adviser believes are cheap relative to an economically equivalent security of the same or another company. Distressed companies are companies that are, or are about to be, involved in reorganizations, financial restructurings or bankruptcy.

A merger, tender or exchange offer, or other corporate restructuring proposed at the time an Underlying Fund invests in risk arbitrage securities may not be completed on the terms or within the time frame contemplated, resulting in losses to the portfolio. Debt obligations of distressed companies typically are unrated, lower rated, in default, or close to default. Also, securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies.

Securities Lending.  Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that an Underlying Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that an Underlying Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

To generate additional income, an Underlying Fund may lend securities to financial institutions that are believed to be creditworthy by its adviser. When lending securities, an Underlying Fund will receive cash or U.S. government securities as collateral.

When an Underlying Fund lends its securities, it is responsible for investing the cash it receives as collateral from the borrower, and an Underlying Fund could incur losses in connection with the investment of such collateral, often referred to as “investment risk.” An Underlying Fund will minimize investment risk by limiting the investment of cash collateral to high quality instruments of short maturity.

An Underlying Fund may also lose money from the failure of a borrower to return a borrowed security in a timely manner, often referred to as “borrower default risk.” In the event of a borrower default, an Underlying Fund will be protected to the extent an Underlying Fund is able to exercise its rights in the collateral promptly and the value of such collateral is sufficient to purchase replacement securities. In addition, an Underlying Fund will be protected by its securities lending agent, which has agreed to indemnify the portfolio from losses resulting from borrower default.

Short Sales.  Short sales involve selling a security an Underlying Fund does not own in anticipation that the security’s price will decline. When an Underlying Fund sells a security short and the price of that security rises, it creates a loss for the Underlying Fund. Short sales create leverage and could increase the volatility of an Underlying Fund’s share price.

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued)

Short sales expose an Underlying Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Underlying Fund. When an Underlying Fund must purchase the security it borrowed in a short sale as prevailing market rates, the potential loss may be greater for a short sale than for a short sale “against the box.” A short sale “against the box” may be used to hedge against market risks when the sub-adviser believes that the price of a security may decline, causing the value of a security owned by an Underlying Fund or a security convertible into or exchangeable for such security, to decline. In such case, any future losses in an Underlying Fund’s long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities an Underlying Fund owns.

Small-Capitalization Company.  Investments in small-capitalization companies may involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volume typical on a national securities exchange.

Special Situations.  A “special situation” arises when, in a sub-adviser’s opinion, securities of a particular company will appreciate in value within a reasonable period because of unique circumstances applicable to the company. Special situations often involve much greater risk than is inherent in ordinary investment securities. Investments in special situation companies may not appreciate and an Underlying Fund’s performance could suffer if an anticipated development does not occur or does not produce the anticipated result.

U.S. Government Securities and Obligations.  U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored enterprises. U.S. government securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. Some U.S. government securities are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. These include direct obligations of the U.S. Treasury such as U.S. Treasury notes, bills and bonds, as well as indirect obligations including certain securities of the Government National Mortgage Association, the Small Business Administration, and the Farmers Home Administration, among others. Other U.S. government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury, including certain securities of the Federal Financing Bank, the Federal Home Loan Bank, and the U.S. Postal Service. Still other agencies and instrumentalities are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. government. These include securities issued by the Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation, and the Federal Farm Credit Bank, among others. Consequently, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. No assurance can be given that the U.S. government would provide financial support to such agencies if it is not obligated to do so by law. U.S. government securities may be subject to varying degrees of credit risk and all U.S. government securities may be subject to price declines due to changing interest rates. Securities directly supported by the full faith and credit of the U.S. government have less credit risk.

Valuation of Loans.  A portfolio values its assets daily. However, because the secondary market for floating rate loans is limited, it may be difficult to value loans. Reliable market value quotations may not be readily available for some loans and valuation of such loans may require more research than for liquid securities. In addition, elements of judgment may play a greater role in valuation of loans than for securities with a more developed secondary market because there is less reliable, objective market value data available. In addition, if a portfolio purchases a relatively large portion of a loan, the limitations of the secondary market may inhibit the portfolio from selling a portion of the loan and reducing its exposure to a borrower when the adviser or sub-adviser deems it advisable to do so. Even if a portfolio itself does not own a relatively large portion of a particular loan, the portfolio, in combination with other similar accounts under management by the same portfolio managers, may own large portions of loans. The combination of holdings could create similar risks if and when the portfolio managers decide to sell those loans. These risks could include, for example, the risk that the sale of an initial portion of the loan could be at a price lower than the price at which the loan was valued by a portfolio, the risk that the initial sale could adversely impact the price at which additional portions of the loan are sold, and the risk that the foregoing events could warrant a reduced valuation being assigned to the remaining portion of the loan still owned by the portfolio.

Value Investing.  Securities that appear to be undervalued may never appreciate to the extent expected. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued) and industrial production. The sub-adviser may be wrong in its assessment of a company’s value and the securities a portfolio holds may not reach their full values. A particular risk of a portfolio’s value approach is that some holdings may not recover and provide the capital growth anticipated or a security judged to be undervalued may actually be appropriately priced. The market may not favor value-oriented securities and may not favor equities at all. During those periods, a portfolio’s relative performance may suffer.

When Issued and Delayed Delivery Securities and Forward Commitments.  When issued securities, delayed delivery securities and forward commitments involve the risk that the security an Underlying Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party will not meet its obligation. If this occurs, an Underlying Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Zero-Coupon Bonds and Pay-in-Kind Securities.  Zero-coupon bonds and pay-in-kind securities may be subject to greater fluctuations in price from interest rate changes than conventional interest-bearing securities. An Underlying Fund may have to pay out the imputed income on zero-coupon bonds without receiving the actual cash currency. The values of interest-only and principal-only mortgage-related securities also are subject to prepayment risk and interest rate risks.

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PORTFOLIO HOLDINGS INFORMATION

Portfolio Holdings Information

A description of each Portfolio’s policies and procedures regarding the release of portfolio holdings information is available in the Portfolios’ SAI. Portfolio holdings information can be reviewed online at www.INGInvestment.com.

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MANAGEMENT OF THE PORTFOLIOS

The Investment Adviser

DSL, a Delaware limited liability company, serves as the investment adviser to each of the Portfolios. DSL has overall responsibility for the management of the Portfolios. DSL provides or oversees all investment advisory and portfolio management services for the Portfolios and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. DSL is registered with the SEC as an investment adviser and with Financial Industry Regulatory Authority (“FINRA”) as a broker-dealer.

The Adviser is an indirect, wholly-owned subsidiary of ING U.S., Inc. (“ING U.S.”). ING U.S. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries. As of the date of this Prospectus, ING U.S. is a wholly-owned subsidiary of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin, with operations in more than 40 countries.

In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including ING U.S., before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep must divest at least 25% of ING U.S. by the end of 2013, more than 50% by the end of 2014, and the remaining interest by the end of 2016 (such divestment, the “Separation Plan”).

On November 9, 2012, ING U.S. filed a Registration Statement on Form S-1 (the “Form S-1”) with the U.S. Securities and Exchange Commission (“SEC”) to register an initial public offering of ING U.S. common stock (the “IPO”). Following an IPO, ING Groep would likely continue to own a majority of the common stock of ING U.S. Subsequent to an IPO, ING Groep would likely sell its controlling ownership interest in ING U.S. over time. While the base case for the Separation Plan is the IPO, all options remain open and it is possible that ING Groep’s divestment of ING U.S. may take place by means of a sale to a single buyer or group of buyers. Notwithstanding the filing of the Form S-1, there can be no assurance that the IPO will occur.

It is anticipated that one or more of the transactions contemplated by the Separation Plan would result in the automatic termination of the existing advisory and sub-advisory agreements under which the Adviser and an affiliated sub-adviser provide services to each Portfolio. In order to ensure that the existing investment advisory and sub-advisory services can continue uninterrupted, the Board approved new advisory and sub-advisory agreements for the Portfolios, as applicable, in connection with the IPO. In addition, shareholders of ING Solution Aggressive Portfolio, ING Solution 2020 Portfolio, ING Solution 2030 Portfolio, ING Solution 2040 Portfolio, and ING Solution 2050 Portfolio, approved the new investment advisory and sub-advisory agreements prompted by the IPO, as well as any future advisory and sub-advisory agreements prompted by the Separation Plan that are approved by the Board and whose terms are not materially different from the current agreements. This means that shareholders may not have another opportunity to vote on a new agreement with the Adviser or an affiliated sub-adviser even if they undergo a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of ING U.S.

On March 18, 2013, shareholders of ING Solution Balanced Portfolio (formerly, ING Solution Growth Portfolio), ING Solution Conservative Portfolio, ING Solution Income Portfolio, ING Solution Moderately Aggressive Portfolio (formerly, ING Solution Aggressive Growth Portfolio), ING Solution Moderately Conservative Portfolio (formerly, ING Solution Moderate Portfolio), ING Solution 2015 Portfolio, ING Solution 2025 Portfolio, ING Solution 2035 Portfolio; ING Solution 2045 Portfolio and ING Solution 2055 Portfolio were sent a proxy statement asking them to approve new investment advisory and sub-advisory agreements prompted by the IPO, as well as any future advisory and sub-advisory agreements prompted by the Separation Plan that are approved by the Board and whose terms are not materially different from the current agreements. If this proposal is approved, shareholders may not have another opportunity to vote on a new agreement with the Adviser or an affiliated sub-adviser even if they undergo a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of ING U.S.

The Separation Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of ING U.S. and its subsidiaries, including the Adviser and affiliated entities that provide services to the Portfolios, and may cause, among other things, interruption of business operations or services, diversion of management’s attention from day-to-day operations, reduced access to capital, and loss of key employees or customers. The completion of the Separation Plan is expected to result in the Adviser’s loss of access to the resources of ING Groep, which could adversely

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MANAGEMENT OF THE PORTFOLIOS  (continued) affect its business. It is anticipated that ING U.S., as a stand-alone entity, may be a publicly held U.S. company subject to the reporting requirements of the Securities Exchange Act of 1934 as well as other U.S. government and state regulations, and subject to the risk of changing regulation.

During the time that ING Groep retains a majority interest in ING U.S., circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep by European and other authorities, may also affect ING U.S. A failure to complete the Separation Plan could create uncertainty about the nature of the relationship between ING U.S. and ING Groep, and could adversely affect ING U.S. and the Adviser and its affiliates. Currently, the Adviser and its affiliates do not anticipate that the Separation Plan will have a material adverse impact on their operations or the Portfolios and their operations.

DSL’s principal office is located at 1475 Dunwoody Drive, West Chester, PA 19380. As of December 31, 2012, DSL managed approximately $42.1 billion in registered investment company assets.

Management Fees

DSL receives an annual fee of 0.10% for its advisory services to the Portfolios (except ING Solution Aggressive Portfolio) based on the average daily net assets of each of the Portfolios. For ING Solution Aggressive Portfolio, DSL receives annual fee for its advisory services payable in monthly installments based on 0.10% of average daily net assets of the Portfolio for assets held in Underlying Funds and 0.30% of average daily net assets held in direct investments.

The following table shows the aggregate annual management fee paid by each Portfolio (except ING Solution Aggressive Portfolio) for the most recent fiscal year as a percentage of that Portfolio’s average daily net assets.

Management Fees
ING Solution Balanced Portfolio[1]	0.10%
ING Solution Conservative Portfolio[1]	0.10%
ING Solution Income Portfolio[1]	0.10%
ING Solution Moderately Aggressive Portfolio[1]	0.10%
ING Solution Moderately Conservative Portfolio[1]	0.10%
ING Solution 2015 Portfolio[1]	0.10%
ING Solution 2020 Portfolio[2]	0.10%
ING Solution 2025 Portfolio[1]	0.10%
ING Solution 2030 Portfolio[2]	0.10%
ING Solution 2035 Portfolio[1]	0.10%
ING Solution 2040 Portfolio[2]	0.10%
ING Solution 2045 Portfolio[1]	0.10%
ING Solution 2050 Portfolio[2]	0.10%
ING Solution 2055 Portfolio[1]	0.10%

1	On March 18, 2013, shareholders of the Portfolio were sent a proxy statement, which asked shareholders to approve a revision to each Portfolio’s Management Fee structure from 0.10% of the Portfolio’s average daily net assets to a “bifurcated” fee structure (the “Amended Fee Structure”), which would modify the fees payable to the Adviser as follows: 0.10% of the Portfolio’s average daily net assets invested in Underlying Funds within the ING Funds complex; and 0.30% of the Portfolio’s average daily net assets in direct investments which include, but are not limited to, exchange-traded funds; securities issued by non-investment company issuers, such as operating companies; and derivative instruments. There is no guarantee that shareholders will approve the Amended Fee Structure, in which case the Portfolio will continue to operate under the current fee structure. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Portfolio’s Prospectus which will be available on the Portfolio’s website at ww.INGFunds.com/vp/literature.

2	Effective April 30, 2013, each Portfolio’s Management Fee was revised to a “bifurcated fee” structure as follows: 0.10% of the Portfolio’s average daily net assets invested in Underlying Funds within the ING Funds complex; and 0.30% of the Portfolio’s average daily net assets in direct investments which include, but are not limited to, exchange-traded funds; securities issued by non-investment company issuers, such as operating companies; and derivative instruments.

For information regarding the basis for the Board’s approval of the investment advisory relationships, please refer to the Portfolios’ annual shareholder report dated December 31, 2012, with the exception of ING Solution Aggressive Portfolio. For information regarding the basis for the Board’s approval of the investment advisory relationships for ING Solution Aggressive Portfolio, please refer to the Portfolio’s semi-annual shareholder report to be dated June 30, 2013. For information regarding the basis for the Board’s approval of the investment sub-advisory relationships, please refer to the Portfolios’ semi-annual shareholder report to be dated June 30, 2013.

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MANAGEMENT OF THE PORTFOLIOS  (continued)

The Adviser may act as a “manager-of-managers” for the Portfolios and may engage one or more sub-advisers to provide day to day management of the Portfolios. The Adviser may delegate to a sub-adviser the responsibility for investment management, subject to the Adviser’s oversight. The Adviser would be responsible for monitoring the investment program and performance of any sub-adviser of the Portfolios.

From time to time, the Adviser may also recommend the appointment of additional sub-advisers or replacement of non-affiliated sub-advisers to the Portfolios’ Board. It is not expected that DSL would normally recommend replacement of an affiliated sub-adviser as part of its oversight responsibilities. The Portfolios and the Adviser have received exemptive relief from the SEC to permit the Adviser, with the approval of Portfolios’ Board, to appoint an additional non-affiliated sub-adviser or to replace an existing sub-adviser with a non-affiliated sub-adviser, as well as change the terms of a contract with a non-affiliated sub-adviser, without submitting the contract to a vote of Portfolios’ shareholders. The Portfolios will notify shareholders of any change in the identity of a sub-adviser of the Portfolios, the addition of a sub-adviser to the Portfolios, or any change in the terms of a contract with a non-affiliated sub-adviser. In this event, the names of the Portfolios and their investment strategies may also change.

ING Investment Management Co. LLC

ING Investment Management Co. LLC (“ING IM,” “Sub-Adviser,” or “Consultant”), a Delaware limited liability company, was founded in 1972 and is registered with the SEC as an investment adviser. ING IM is an indirect, wholly-owned subsidiary of ING U.S. and is an affiliate of ING Investments. ING IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. As noted earlier in the section of the Prospectus entitled “Key Portfolio Information,” ING IM serves as the Sub-Adviser for those Portfolios identified as the “Sub-Advised Portfolios” and as a Consultant for those Portfolios identified as the “Consultant Portfolios.” The principal office of ING IM is located at 230 Park Avenue, New York, New York 10169. As of December 31, 2012, ING IM managed approximately $66.3 billion in assets.

As the Consultant, ING IM provides strategic and tactical asset allocation services to the Consultant Portfolios. The Adviser has set up an Investment Committee that reviews the allocations of each Consultant Portfolio’s assets. The Investment Committee considers the annual recommendations of the Consultant, reviews their basis for arriving at these recommendations and determines the asset allocations for each Consultant Portfolio. The Investment Committee is responsible for the day-to-day management of each Consultant Portfolio. No member of the Investment Committee is solely responsible for making recommendations for portfolio purchases and sales or asset allocation recommendations. On March 18, 2013, shareholders of the Consultant Portfolios were sent a proxy statement, which asked shareholders to approve the appointment of ING IM as the Sub-Adviser. If shareholders approve this proposal, ING IM will become the Sub-Adviser to the Consultant Portfolios; however, the individuals listed as members of the Investment Committee will continue to be responsible for the day-to-day management of the Consultant Portfolios. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Consultant Portfolios’ website at www.INGFunds.com/vp/literature.

The following individuals are jointly responsible for the day-to-day management of all the Portfolios either as Portfolio Managers or Investment Committee Members:

Heather Hackett, CFA, Vice President, and Portfolio Manager/Committee Member, has been with ING IM since 2005 and is primarily responsible for outcome-oriented asset allocation products and customized portfolios for clients. She joined ING IM in 2005 as a portfolio specialist supporting the international equity and asset allocation teams. Prior to joining ING IM, Ms. Hackett was an analyst in the consulting group of Smith Barney.

Halvard Kvaale, CIMA, and Portfolio Manager/Committee Member, as well as Head of ING IM’s Manager Research and Selection within the Multi-Asset Strategies and Solutions Group, has been with ING since August 2012. Prior to joining ING, Mr. Kvaale was with Morgan Stanley Smith Barney Consulting Group from 2006 to 2012, most recently as managing director and head of their portfolio advisory services group. Prior to that, he served as the head of global manager research and fee-based advisory solutions at Deutsche Bank, and at Prudential Investments he managed the third party Consulting Programs as well as running the Investment Management Analysis Unit and the Senior Consulting Group.

Paul Zemsky, CFA, Portfolio Manager/Committee Member, and Chief Investment Officer of ING IM’s Multi-Asset Strategies. He joined ING IM in 2005 as head of derivative strategies.

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MANAGEMENT OF THE PORTFOLIOS  (continued)

Additional Information Regarding the Portfolio Managers/Committee Members

The SAI provides additional information about each portfolio manager’s/committee member’s compensation, other accounts managed by each portfolio manager/committee member, and each portfolio manager’s/committee member’s ownership of securities in the Portfolios.

Consulting Fee

The Adviser, not the Consultant Portfolios, pays the Consultant a consulting fee equal to the following percentages based on the aggregated assets of each Consultant Portfolio’s average daily net assets: 0.03% of the first $500 million; 0.025% of the next $500 million; 0.02% of the next $1 billion; and 0.01% of amounts over $2 billion.

The Administrator

ING Funds Services, LLC (“Administrator”) serves as administrator to each Portfolio and receives an annual administrative services fee equal to 0.10% of each Portfolio’s average daily net assets.

The administrative services provided to each Portfolio includes acting as a liaison among the various service providers to the Portfolio, including the custodian, portfolio accounting agent, the Sub-Adviser/Consultant, and the insurance companies to which a Portfolio offers its shares. The Administrator also reviews the Portfolios for compliance with applicable legal requirements and monitors the Sub-Adviser/Consultant for compliance with requirements under applicable law and with the investment policies and restrictions of the Portfolios.

The Distributor

ING Investments Distributor, LLC (“Distributor”) is the principal underwriter and distributor of each Portfolio. It is a Delaware limited liability company with its principal offices at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258.

The Distributor is a member of the Financial Industry Regulatory Authority (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org or the Public Disclosure Hotline at 800-289-9999.

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HOW SHARES ARE PRICED

The net asset value (“NAV”) per share for each class of the Portfolios is determined each business day as of the close of regular trading (“Market Close”) on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The Portfolios are open for business every day the NYSE is open. The NYSE is closed on all weekends and on all national holidays and Good Friday. Portfolio shares will not be priced on those days. The NAV per share of each class of the Portfolios is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding.

The NAV of the Portfolios is based upon the NAVs of the Underlying Funds. In general, assets of the Underlying Funds are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services. Shares of investment companies held by the Underlying Funds will generally be valued at the latest NAV reported by that investment company. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when the Portfolios’ or an Underlying Fund’s NAV is not calculated. As a result, the NAV of the Portfolios or an Underlying Fund may change on days when shareholders will not be able to purchase or redeem the Portfolios’ shares. When market quotations are not available or are deemed unreliable, a sub-adviser to an Underlying Fund will use a fair value for an asset that is determined in accordance with procedures adopted by an Underlying Fund’s board. The types of assets for which such fair value pricing might be required include, but are not limited to:

  Foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades likely would have changed by the time of the close of the NYSE, or the closing value is otherwise deemed unreliable;
  Securities of an issuer that has entered into a restructuring;
  Securities whose trading has been halted or suspended;
  Fixed-income securities that have gone into default and for which there are no current market value quotations; and
  Securities that are restricted as to transfer or resale.

Each Underlying Fund’s adviser or sub-adviser may rely on the recommendations of a fair value pricing service approved by an Underlying Fund’s board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. Each Underlying Fund’s adviser or sub-adviser will make such determinations in good faith in accordance with procedures adopted by the Underlying Fund’s board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that an Underlying Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which an Underlying Fund determines its NAV per share. Please refer to the prospectus for each Underlying Fund for an explanation of the circumstances under which an Underlying Fund will use fair value pricing and the effect of fair value pricing.

When your Variable Contract or Qualified Plan is buying shares of a Portfolio, it will pay the NAV that is next calculated after the order from the Variable Contract Holder or Qualified Plan Participant is received in proper form. When the Variable Contract Holder or Qualified Plan Participant is selling shares, it will normally receive the NAV that is next calculated after the order form is received from the Variable Contract Holder or Qualified Plan participant in proper form. Investments will be processed at the NAV next calculated after an order is received and accepted by a Portfolio or its designated agent. In order to receive that day’s price, your order must be received by Market Close.

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HOW TO BUY AND SELL SHARES

Each Portfolio’s shares may be offered to insurance company separate accounts serving as investment options under Variable Contracts, Qualified Plans outside the separate account context, custodial accounts, certain investment advisers and their affiliates in connection with the creation or management of the Portfolios, other investment companies and other investors as permitted by the diversification and other requirements of section 817(h) of the Internal Revenue Code of 1986, as amended (the “Code”) and the underlying U.S. Treasury Regulations. Certain Portfolios may not be available as investment options in your Variable Contract, through your Qualified Plan or other investment company. Please refer to the prospectus for the appropriate insurance company separate account, investment company or your plan documents for information on how to direct investments in, or redemptions from, an investment option corresponding to one of the Portfolios and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolios’ behalf.

The Portfolios currently do not foresee any disadvantages to investors if a Portfolio serves as an investment option for Variable Contracts and it offers its shares directly to Qualified Plans and other permitted investors. However, it is possible that the interest of owners of Variable Contracts, Qualified Plans and other permitted investors, for which a Portfolio serves as an investment option, might at some time be in conflict because of differences in tax treatment or other considerations. The Board directed the Adviser to monitor events to identify any material conflicts between Variable Contract owners, Qualified Plans and other permitted investors and would have to determine what action, if any, should be taken in the event of such conflict. If such a conflict occurred, an insurance company participating in the Portfolio might be required to redeem the investment of one or more of its separate accounts from the Portfolio or a Qualified Plan, investment company or other permitted investor might be required to redeem its investment, which might force the Portfolio to sell securities at disadvantageous prices. The Portfolios may discontinue sales to a Qualified Plan and require plan participants with existing investments in the Portfolio to redeem those investments if the Qualified Plan loses (or in the opinion of the Adviser, is at risk of losing) its Qualified Plan status.

The Portfolios reserve the right to suspend the offering of shares or to reject any specific purchase order. The Portfolios may suspend redemptions or postpone payments when the NYSE is closed or when trading is restricted for any reason or under emergency circumstances as determined by the SEC.

Distribution Plan and Shareholder Service Plan

Each Portfolio has a Plan of Distribution pursuant to Rule 12b-1 (“Distribution Plan”) in accordance with Rule 12b-1 under the 1940 Act for the Class ADV shares. Under the Distribution Plan, each Portfolio makes payment at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to its Class ADV shares. These payments are made to the Distributor on an ongoing basis as compensation for services the Distributor provides and expenses it bears in connection with the marketing and other fees to support the sale and distribution of the Class ADV shares of the Portfolios. Because these fees are paid out of a Portfolio’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

In addition, each Portfolio has a Shareholder Service Plan (“Service Plan”) for its Class ADV and Class S shares. The Service Plan allows the Company to enter into shareholder servicing agreements with insurance companies, broker dealers (including the Adviser) and other financial intermediaries that provide shareholder and administrative services relating to Class ADV and Class S shares of the Portfolios and their shareholders. Under the Service Plan, each Portfolio makes payments at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to each of its Class ADV and Class S shares. These payments are made to the Distributor in connection with personal services rendered to Portfolio shareholders and the maintenance of shareholders’ accounts.

Portfolio	Class ADV	Class S
ING Solution Aggressive	0.50%	0.25%
ING Solution Balanced	0.50%	0.25%
ING Solution Conservative	0.50%	0.25%
ING Solution Income	0.50%	0.25%
ING Solution Moderately Aggressive	0.50%	0.25%
ING Solution Moderately Conservative	0.50%	0.25%
ING Solution 2015	0.50%	0.25%
ING Solution 2020	0.50%	0.25%
ING Solution 2025	0.50%	0.25%

140

HOW TO BUY AND SELL SHARES  (continued)
Portfolio	Class ADV	Class S
ING Solution 2030	0.50%	0.25%
ING Solution 2035	0.50%	0.25%
ING Solution 2040	0.50%	0.25%
ING Solution 2045	0.50%	0.25%
ING Solution 2050	0.50%	0.25%
ING Solution 2055	0.50%	0.25%

141

FREQUENT TRADING - MARKET TIMING

The Portfolios are intended for long-term investment and not as short-term trading vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not purchase shares of a Portfolio. Shares of the Portfolios are primarily sold through omnibus account arrangements with financial intermediaries, as investment options for Variable Contracts issued by insurance companies, and as investment options for Qualified Plans. Each Portfolio reserves the right, in its sole discretion and without prior notice, to reject, restrict, or refuse purchase orders whether directly or by exchange, including purchase orders that have been accepted by a financial intermediary or that a Portfolio determines not to be in the best interest of the Portfolio.

The Portfolios rely on the financial intermediaries to monitor frequent, short-term trading within a Portfolio by their customers. You should review the materials provided to you by your financial intermediary, including, in the case of a Variable Contract, the prospectus that describes the contract, or in the case of a Qualified Plan, the plan documentation, for its policies regarding frequent, short-term trading. The Portfolios seek assurances from the financial intermediaries that they have procedures adequate to monitor and address frequent, short-term trading. There is, however, no guarantee that the procedures of the financial intermediaries will be able to curtail frequent, short-term trading activity.

The Portfolios believe that market timing or frequent, short-term trading in any account, including a Variable Contract or Qualified Plan account, is not in the best interest of the Portfolios or their shareholders. Due to the disruptive nature of this activity, it can adversely impact the ability of the Adviser or the Sub-Adviser (if applicable) to invest assets in an orderly, long-term manner. Frequent trading can disrupt the management of the Portfolios and raise their expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; lost opportunity costs; and large asset swings that decrease a Portfolio’s ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on a Portfolio’s performance.

Because some Underlying Funds invest in foreign securities they may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time an Underlying Fund computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Underlying Fund’s current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Underlying Funds based on such pricing discrepancies. This is often referred to as “price arbitrage.” Such price arbitrage opportunities may also occur in Underlying Funds which do not invest in foreign securities. For example, if trading in a security held by an Underlying Fund is halted and does not resume prior to the time the Underlying Fund calculates its NAV, such “stale pricing” presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, Underlying Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Underlying Funds have adopted fair valuation policies and procedures intended to reduce the Underlying Funds’ exposure to price arbitrage, stale pricing and other potential pricing discrepancies; however, to the extent that an Underlying Fund does not immediately reflect these changes in market conditions, short-term trading may dilute the value of the Underlying Funds’ shares, which negatively affects long-term shareholders.

Although the policies and procedures known to the Portfolios that are followed by the financial intermediaries that use the Portfolios and the monitoring by the Portfolios are designed to discourage frequent, short-term trading, none of these measures can eliminate the possibility that frequent, short-term trading activity in the Portfolios will occur. Moreover, decisions about allowing trades in the Portfolios may be required. These decisions are inherently subjective, and will be made in a manner that is in the best interest of a Portfolio’s shareholders.

142

PAYMENTS TO FINANCIAL INTERMEDIARIES

ING mutual funds may be offered as investment options in Variable Contracts issued by affiliated and non-affiliated insurance companies and in Qualified Plans. Fees derived from a Portfolio’s Distribution and/or Service Plans (if applicable) may be paid to insurance companies, broker-dealers and companies that service Qualified Plans for selling the Portfolio’s shares and/or for servicing shareholder accounts. In addition, a Portfolio’s Adviser, Distributor, Administrator or their affiliated entities, out of their own resources and without additional cost to the Portfolio or its shareholders, may pay additional compensation to these insurance companies, broker-dealers, or companies that service Qualified Plans. The Adviser, Distributor, Administrator, or affiliated entities of a Portfolio may also share their profits with affiliated insurance companies or other ING entities through inter-company payments.

For non-affiliated insurance companies and Qualified Plans, payments from a Portfolio’s Distribution and/or Service Plans (if applicable) as well as payments (if applicable) from the Portfolio’s Adviser and/or Distributor generally are based upon an annual percentage of the average net assets held in the Portfolio by those companies. A Portfolio’s Adviser and Distributor may make payments for administrative, record keeping, or other services that insurance companies or Qualified Plans provide to facilitate investment in the Portfolio. These payments as well as payments from a Portfolio’s Distribution and/or Service Plans (if applicable) may also provide incentive for insurance companies or Qualified Plans to make the Portfolio available through Variable Contracts or Qualified Plans, and thus they may promote the distribution of the shares of the Portfolio.

As of the date of this Prospectus, the Distributor has entered into agreements with the following non-affiliated insurance companies: Zürich Kemper Life Insurance Company; Symetra Life Insurance Company; and First Fortis Life Insurance Company. Fees payable under these agreements are at annual rates that range from 0.15% to 0.25%. This is computed as a percentage of the average aggregate amount invested in a Portfolio by Variable Contract holders through the relevant insurance company’s Variable Contracts.

The insurance companies issuing Variable Contracts or Qualified Plans that use a Portfolio as investment options may also pay fees to third parties in connection with distribution of the Variable Contracts and for services provided to Variable Contract owners. Entities that service Qualified Plans may also pay fees to third parties to help service the Qualified Plans or the accounts of their participants. A Portfolio, the Adviser, and the Distributor are not parties to these arrangements. Variable Contract owners should consult the prospectus and statement of additional information for their Variable Contracts for a discussion of these payments and should consult with their agent or broker. Qualified Plan participants should consult with their pension servicing agent.

Ultimately, the agent or broker selling the Variable Contract to you could have a financial interest in selling you a particular product to increase the compensation they receive. Please make sure you read fully each prospectus and discuss any questions you have with your agent or broker.

143

DIVIDENDS, DISTRIBUTIONS, AND TAXES

Dividends and Distributions

Each Portfolio declares and pays dividends from net investment income at least annually. Each Portfolio will also pay distributions from net realized capital gains, reduced by available capital losses, at least annually. All dividends and capital gain distributions will be automatically reinvested in additional shares of the Portfolios at the NAV of such shares on the payment date unless a participating insurance company’s separate account is permitted to hold cash and elects to receive payment in cash. From time to time, a portion of a Portfolio’s distributions may constitute a return of capital.

To comply with federal tax regulations, the Portfolios may also pay an additional capital gains distribution.

Tax Matters

Holders of Variable Contracts should refer to the prospectus for their contracts for information regarding the tax consequences of owning such contracts and should consult their tax advisers before investing.

Each Portfolio intends to qualify as a regulated investment company (“RIC”) for federal income tax purposes by satisfying the requirements under Subchapter M of the Code, including requirements with respect to diversification of assets, distribution of income and sources of income. As a RIC, a Portfolio generally will not be subject to tax on its net investment company taxable income and net realized capital gains that it distributes to its shareholders.

Each Portfolio also intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for Variable Contracts so that owners of these contracts should not be subject to federal tax on distributions of dividends and income from a Portfolio to the insurance company’s separate accounts.

Since the sole shareholders of the Portfolios will be separate accounts or other permitted investors, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the policies, see the attached prospectus for the policy.

See the SAI for further information about tax matters.

THE TAX STATUS OF YOUR INVESTMENT IN A PORTFOLIO DEPENDS UPON THE FEATURES OF YOUR VARIABLE CONTRACT. FOR FURTHER INFORMATION, PLEASE REFER TO THE PROSPECTUS FOR THE VARIABLE CONTACT.

144

INDEX DESCRIPTIONS

The Barclays Capital U.S. Aggregate Bond (“BCAB”) Index is a widely recognized, unmanaged index of publicly issued, investment-grade U.S. Government, mortgage-backed, asset-backed, and corporate debt securities.

The Dow Jones-UBS (“DJ-UBS”) Commodity Index Total ReturnSM is composed of commodities traded on U.S. exchanges, with the exception of aluminum, nickel, and zinc, which trade on the London Metal Exchange.

EURO STOXX 50® Index is Europe’s leading Blue-Chip index for the Eurozone, provides a Blue-Chip representation of supersector leaders in the Eurozone. The index covers 50 stocks from 12 Eurozone countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal, and Spain.

The Financial Times Stock Exchange (“FTSE”) 100 Index® is a share index of the 100 most capitalized United Kingdom companies listed on the London Stock Exchange.

The MSCI - Europe, Australasia, and Far East® (“MSCI EAFE® ”) Index is an unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia, and the Far East.

The MSCI Emerging Markets IndexSM is an unmanaged index that measures the performance of securities listed on exchanges in developing nations throughout the world.

The Russell 1000® Index is an unmanaged comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies.

The Russell 1000® Growth Index is an unmanaged index that measures the performance of those companies in the Russell 1000® Index with higher than average price-to-book ratio and forecasted growth. The index returns reflect no deductions for fees, expenses or taxes.

The Russell 1000® Value Index is an unmanaged index that measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-value ratios and higher forecasted growth values.

The Russell 2000® Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000® Index. The Russell 3000® Index is an unmanaged index that measures the performance of 3,000 U.S. companies based on total market capitalization.

The Russell 3000® Index is a broad-based, market capitalization weighted index that represents approximately 98% of the investable U.S. equity market.

The Russell Midcap® Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000® Index.

The Russell Midcap® Growth Index is an unmanaged index that measures the performance of those companies included in the Russell Midcap® Index with relatively higher price-to-book ratio and higher forecasted growth values.

The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Top 200 Index® is an unmanaged index that measures the performance of the 200 largest companies in the Russell 1000® Index, which together represent approximately 69% of the total market capitalization of the Russell 1000® Index.

The Russell Top 200® Growth Index measures the performance of the especially large cap segment of the U.S. equity universe represented by stocks in the largest 200 by market cap that exhibit growth characteristics. It includes Russell Top 200 Index companies with higher price-to-book ratios and higher growth values.

The Russell Top 200® Value Index measures the performance of the especially large cap segment of the U.S. equity universe represented by stocks in the largest 200 by market cap that exhibit value characteristics. It includes Russell Top 200 companies with lower price-to-book ratios and lower forecasted growth values.

The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

145

INDEX DESCRIPTIONS  (continued)

The Standard and Poor’s (“S&P”) MidCap 400 Index is an unmanaged index that measures the performance of the mid-size company segment of the U.S. market.

The Standard and Poor’s (“S&P”) SmallCap 600 Index is an unmanaged index used to measure stock market performance composed of companies with an average market value of approximately $630 million.

The Standard and Poor’s (“S&P”) Target Risk Aggressive Growth Index seeks to emphasize exposure to equity securities, maximizing opportunities for long-term capital accumulation. It may include small allocations in fixed-income securities to enhance portfolio efficiency.

The Standard and Poor’s (“S&P”) Target Risk Conservative Index seeks to emphasize exposure to fixed income in order to produce a current income stream and avoid excessive volatility of returns. Equity securities are included to protect long-term purchasing power.

The Standard and Poor’s (“S&P”) Target Risk Growth Index is a broad-based index that seeks to measure the performance of an asset allocation strategy targeted to a growth-focused risk profile. The index is fully investable, with varying levels of exposure to equities and fixed-income through a family of exchange-traded funds. The index offers increased exposure to equities, while also using some fixed-income exposure to diversify risk.

The Standard and Poor’s (“S&P”) Target Risk Moderate Index seeks to measure the performance of an asset allocation strategy targeted to a moderate risk profile.

The Standard and Poor’s (“S&P”) Target Date Retirement Income Index seeks to represent asset allocations which target an immediate retirement horizon.

The Standard and Poor’s (“S&P”) Target Date 2015 Index seeks to represent the market consensus for asset allocations which target an approximate 2015 retirement horizon.

The Standard and Poor’s (“S&P”) Target Date 2020 Index seeks to represent the market consensus for asset allocations which target an approximate 2020 retirement horizon.

The Standard and Poor’s (“S&P”) Target Date 2025 Index seeks to represent the market consensus for asset allocations which target an approximate 2025 retirement horizon.

The Standard and Poor’s (“S&P”) Target Date 2030 Index seeks to represent the market consensus for asset allocations which target an approximate 2030 retirement horizon.

The Standard and Poor’s (“S&P”) Target Date 2035 Index seeks to represent the market consensus for asset allocations which target an approximate 2035 retirement horizon.

The Standard and Poor’s (“S&P”) Target Date 2040 Index seeks to represent the market consensus for asset allocations which target an approximate 2040 retirement horizon.

The Standard and Poor’s Target Date (“S&P”) Target Date 2045 Index seeks to represent the market consensus for asset allocations which target an approximate 2045 retirement horizon.

The Tokyo Stock Price (“TOPIX”) Index® is a capitalization-weighted index of all firms that are considered to be under the large firms or “first section” on the Tokyo Stock Exchange.

146

FINANCIAL HIGHLIGHTS

The following financial highlights are intended to help you understand each Portfolio’s Class ADV and Class S shares’ financial performance for the past five years or, if shorter, the period of the share class’ operations. Certain information reflects financial results for a single share. The total returns represent the rate that an investor would have earned (or lost) on an investment in a share of the Portfolios (assuming reinvestment of all dividends and distributions). This information has been derived from the Portfolios’ financial statements that were audited by KPMG LLP, an independent registered public accounting firm. The report of KPMG LLP, along with the financial statements included in the annual shareholder report dated December 31, 2012, are incorporated herein by reference.

Because ING Solution Aggressive Portfolio had not commenced operations as of December 31, 2012, financial highlights are not available.

147

FINANCIAL HIGHLIGHTS  (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments, if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(4)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING Solution Balanced Portfolio
Class ADV
12-31-12	8.84	0.14•	1.03	1.17	0.14	0.03	—	0.17	—	9.84	13.35	0.71	0.62	0.62	1.44	24,244	75
12-31-11	9.16	0.24•	(0.49)	(0.25)	0.03	0.04	—	0.07	—	8.84	(2.68)	0.62	0.62	0.62	2.63	16,050	70
12-31-10	8.24	0.26•	0.73	0.99	0.07	—	—	0.07	—	9.16	12.07	0.62	0.62	0.62	2.95	4,837	43
12-31-09	6.67	0.14	1.46	1.60	0.02	0.01	—	0.03	—	8.24	24.00	0.62	0.62	0.62	1.89	1	77
12-31-08	9.81	0.14•	(3.28)	(3.14)	—	0.00*	—	0.00*	—	6.67	(32.00)	0.62	0.62	0.62	1.59	1	283
ING Solution Balanced Portfolio
Class S
12-31-12	8.92	0.16•	1.05	1.21	0.15	0.03	—	0.18	—	9.95	13.71	0.46	0.37	0.37	1.70	18,349	75
12-31-11	9.22	0.24•	(0.47)	(0.23)	0.03	0.04	—	0.07	—	8.92	(2.46)	0.37	0.37	0.37	2.66	12,042	70
12-31-10	8.27	0.20•	0.84	1.04	0.09	—	—	0.09	—	9.22	12.74	0.37	0.37	0.37	2.28	4,729	43
12-31-09	6.70	0.20•	1.44	1.64	0.06	0.01	—	0.07	—	8.27	24.48	0.37	0.37	0.37	2.67	739	77
12-31-08	9.83	0.22•	(3.35)	(3.13)	—	0.00*	—	0.00*	—	6.70	(31.81)	0.37	0.37	0.37	3.14	173	283
ING Solution Conservative Portfolio
Class ADV
12-31-12	10.44	0.24•	0.82	1.06	0.28	—	—	0.28	—	11.22	10.19	0.75	0.62	0.62	2.19	9,541	69
12-31-11	10.50	0.39•	(0.38)	0.01	0.04	0.03	—	0.07	—	10.44	0.09	0.62	0.62	0.62	3.67	6,411	84
04-30-10(5) - 12-31-10	10.00	0.36•	0.14	0.50	—	—	—	—	—	10.50	5.00	0.62	0.62	0.62	5.24	1,911	51
ING Solution Conservative Portfolio
Class S
12-31-12	10.49	0.28•	0.80	1.08	0.30	—	—	0.30	—	11.27	10.34	0.50	0.37	0.37	2.51	5,285	69
12-31-11	10.53	0.40•	(0.37)	0.03	0.04	0.03	—	0.07	—	10.49	0.28	0.37	0.37	0.37	3.76	2,941	84
04-30-10(5) - 12-31-10	10.00	0.29•	0.24	0.53	—	—	—	—	—	10.53	5.30	0.37	0.37	0.37	4.23	1,098	51
ING Solution Income Portfolio
Class ADV
12-31-12	10.40	0.20•	0.78	0.98	0.49	—	—	0.49	—	10.89	9.57	0.70	0.62	0.62	1.82	111,796	71
12-31-11	10.83	0.34	(0.34)	0.00*	0.43	—	—	0.43	—	10.40	0.14	0.62	0.62	0.62	3.23	109,184	75
12-31-10	10.24	0.33•	0.60	0.93	0.34	—	—	0.34	—	10.83	9.26	0.62	0.62	0.62	3.11	110,352	64
12-31-09	9.27	0.31•	1.23	1.54	0.53	0.04	—	0.57	—	10.24	16.98	0.62	0.62	0.62	3.24	107,684	70
12-31-08	11.54	0.37•	(2.27)	(1.90)	0.19	0.18	—	0.37	—	9.27	(16.93)	0.62	0.62	0.62	3.46	85,343	84
See Accompanying Notes to Financial Highlights

148

FINANCIAL HIGHLIGHTS  (continued) Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments, if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(4)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING Solution Income Portfolio
Class S
12-31-12	10.53	0.22•	0.80	1.02	0.52	—	—	0.52	—	11.03	9.77	0.45	0.37	0.37	2.02	68,703	71
12-31-11	10.96	0.37•	(0.34)	0.03	0.46	—	—	0.46	—	10.53	0.35	0.37	0.37	0.37	3.39	80,716	75
12-31-10	10.35	0.36•	0.61	0.97	0.36	—	—	0.36	—	10.96	9.60	0.37	0.37	0.37	3.40	93,940	64
12-31-09	9.37	0.33	1.24	1.57	0.55	0.04	—	0.59	—	10.35	17.20	0.37	0.37	0.37	3.41	90,135	70
12-31-08	11.63	0.40•	(2.29)	(1.89)	0.19	0.18	—	0.37	—	9.37	(16.66)	0.37	0.37	0.37	3.70	77,076	84
ING Solution Moderately Aggressive Portfolio
Class ADV
12-31-12	10.25	0.11•	1.42	1.53	0.12	0.05	—	0.17	—	11.61	15.07	0.73	0.62	0.62	0.98	13,603	70
12-31-11	10.89	0.21•	(0.79)	(0.58)	0.02	0.04	—	0.06	—	10.25	(5.29)	0.62	0.62	0.62	1.96	9,527	83
04-30-10(5) - 12-31-10	10.00	0.11•	0.78	0.89	—	—	—	—	—	10.89	8.90	0.62	0.62	0.62	1.57	4,677	26
ING Solution Moderately Aggressive Portfolio
Class S
12-31-12	10.30	0.14•	1.42	1.56	0.14	0.05	—	0.19	—	11.67	15.28	0.48	0.37	0.37	1.29	9,256	70
12-31-11	10.92	0.23•	(0.79)	(0.56)	0.02	0.04	—	0.06	—	10.30	(5.05)	0.37	0.37	0.37	2.20	5,379	83
04-30-10(5) - 12-31-10	10.00	0.10•	0.82	0.92	—	—	—	—	—	10.92	9.20	0.37	0.37	0.37	1.46	1,438	26
ING Solution Moderately Conservative Portfolio
Class ADV
12-31-12	9.55	0.18•	0.94	1.12	0.19	0.06	—	0.25	—	10.42	11.79	0.70	0.62	0.62	1.74	22,425	85
12-31-11	9.79	0.34•	(0.44)	(0.10)	0.06	0.08	—	0.14	—	9.55	(0.94)	0.62	0.62	0.62	3.54	13,782	77
12-31-10	9.06	0.41•	0.51	0.92	0.14	0.05	—	0.19	—	9.79	10.35	0.62	0.62	0.62	4.34	2,690	47
12-31-09	7.61	0.20	1.29	1.49	0.03	0.01	—	0.04	—	9.06	19.69	0.62	0.62	0.62	2.47	1	87
12-31-08	10.00	0.16	(2.55)	(2.39)	—	0.00*	—	—	—	7.61	(23.88)	0.62	0.62	0.62	1.78	1	212
ING Solution Moderately Conservative Portfolio
Class S
12-31-12	9.70	0.21•	0.95	1.16	0.20	0.06	—	0.26	—	10.60	11.99	0.45	0.37	0.37	2.02	22,653	85
12-31-11	9.91	0.32•	(0.40)	(0.08)	0.05	0.08	—	0.13	—	9.70	(0.69)	0.37	0.37	0.37	3.26	15,227	77
12-31-10	9.09	0.26•	0.74	1.00	0.13	0.05	—	0.18	—	9.91	11.19	0.37	0.37	0.37	2.74	6,911	47
12-31-09	7.64	0.25•	1.29	1.54	0.08	0.01	—	0.09	—	9.09	20.31	0.37	0.37	0.37	2.98	1,529	87
12-31-08	10.02	0.46•	(2.82)	(2.36)	0.02	0.00*	—	0.02	—	7.64	(23.63)	0.37	0.37	0.37	6.07	625	212
See Accompanying Notes to Financial Highlights
149

FINANCIAL HIGHLIGHTS  (continued) Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments, if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(4)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING Solution 2015 Portfolio
Class ADV
12-31-12	10.48	0.18•	0.98	1.16	0.44	—	—	0.44	—	11.20	11.14	0.70	0.62	0.62	1.62	297,552	63
12-31-11	10.92	0.30•	(0.41)	(0.11)	0.33	—	—	0.33	—	10.48	(0.90)	0.62	0.62	0.62	2.79	312,854	74
12-31-10	10.07	0.27	0.80	1.07	0.22	—	—	0.22	—	10.92	10.82	0.62	0.62	0.62	2.54	336,038	61
12-31-09	8.63	0.21•	1.67	1.88	0.35	0.09	—	0.44	—	10.07	22.16	0.62	0.62	0.62	2.32	310,244	60
12-31-08	12.26	0.28•	(3.51)	(3.23)	0.17	0.23	—	0.40	—	8.63	(27.05)	0.62	0.62	0.62	2.56	231,719	59
ING Solution 2015 Portfolio
Class S
12-31-12	10.60	0.21•	0.99	1.20	0.46	—	—	0.46	—	11.34	11.48	0.45	0.37	0.37	1.88	312,616	63
12-31-11	11.05	0.33•	(0.42)	(0.09)	0.36	—	—	0.36	—	10.60	(0.73)	0.37	0.37	0.37	3.00	328,277	74
12-31-10	10.17	0.29	0.83	1.12	0.24	—	—	0.24	—	11.05	11.25	0.37	0.37	0.37	2.82	380,318	61
12-31-09	8.72	0.21	1.70	1.91	0.37	0.09	—	0.46	—	10.17	22.32	0.37	0.37	0.37	2.53	345,876	60
12-31-08	12.36	0.30•	(3.53)	(3.23)	0.18	0.23	—	0.41	—	8.72	(26.86)	0.37	0.37	0.37	2.78	265,937	59
ING Solution 2020 Portfolio
Class ADV
12-31-12	10.85	0.15	1.12	1.27	0.11	0.21	—	0.32	—	11.80	11.76	45.86	0.62	0.62	1.28	4	72
10-03-11(5) - 12-31-11	10.00	0.08	0.77	0.85	—	—	—	—	—	10.85	8.50	0.62	0.62	0.62	3.31	3	15
ING Solution 2020 Portfolio
Class S
12-31-12	10.85	0.18	1.11	1.29	0.12	0.21	—	0.33	—	11.81	11.90	45.61	0.37	0.37	1.56	4	72
10-03-11(5) - 12-31-11	10.00	0.09	0.76	0.85	—	—	—	—	—	10.85	8.50	0.37	0.37	0.37	3.55	3	15
ING Solution 2025 Portfolio
Class ADV
12-31-12	10.39	0.14•	1.23	1.37	0.28	—	—	0.28	—	11.48	13.24	0.70	0.62	0.62	1.22	494,888	65
12-31-11	10.98	0.22	(0.60)	(0.38)	0.21	—	—	0.21	—	10.39	(3.37)	0.62	0.62	0.62	2.01	494,505	71
12-31-10	9.82	0.18	1.12	1.30	0.14	—	—	0.14	—	10.98	13.50	0.62	0.62	0.62	1.84	522,321	56
12-31-09	8.06	0.15•	1.88	2.03	0.26	0.01	—	0.27	—	9.82	25.54	0.62	0.62	0.62	1.73	457,213	51
12-31-08	12.71	0.20•	(4.41)	(4.21)	0.13	0.31	—	0.44	—	8.06	(34.05)	0.62	0.62	0.62	1.87	321,460	62
See Accompanying Notes to Financial Highlights
150

FINANCIAL HIGHLIGHTS  (continued) Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments, if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(4)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING Solution 2025 Portfolio
Class S
12-31-12	10.52	0.17•	1.23	1.40	0.30	—	—	0.30	—	11.62	13.44	0.45	0.37	0.37	1.48	512,357	65
12-31-11	11.11	0.25•	(0.61)	(0.36)	0.23	—	—	0.23	—	10.52	(3.10)	0.37	0.37	0.37	2.24	503,345	71
12-31-10	9.93	0.21	1.13	1.34	0.16	—	—	0.16	—	11.11	13.79	0.37	0.37	0.37	2.11	574,267	56
12-31-09	8.15	0.17•	1.90	2.07	0.28	0.01	—	0.29	—	9.93	25.78	0.37	0.37	0.37	1.98	502,884	51
12-31-08	12.82	0.22•	(4.44)	(4.22)	0.14	0.31	—	0.45	—	8.15	(33.87)	0.37	0.37	0.37	2.06	341,919	62
ING Solution 2030 Portfolio
Class ADV
12-31-12	11.06	0.11	1.38	1.49	0.10	0.33	—	0.43	—	12.12	13.48	42.34	0.62	0.62	0.96	4	76
10-03-11(5) - 12-31-11	10.00	0.07	0.99	1.06	—	—	—	—	—	11.06	10.60	0.62	0.62	0.62	2.82	3	11
ING Solution 2030 Portfolio
Class S
12-31-12	11.06	0.14	1.37	1.51	0.11	0.33	—	0.44	—	12.13	13.62	42.09	0.37	0.37	1.21	4	76
10-03-11(5) - 12-31-11	10.00	0.08	0.98	1.06	—	—	—	—	—	11.06	10.60	0.37	0.37	0.37	3.10	3	11
ING Solution 2035 Portfolio
Class ADV
12-31-12	10.48	0.10•	1.45	1.55	0.21	—	—	0.21	—	11.82	14.89	0.70	0.62	0.62	0.86	411,758	58
12-31-11	11.19	0.17	(0.73)	(0.56)	0.15	—	—	0.15	—	10.48	(4.90)	0.62	0.62	0.62	1.54	418,753	71
12-31-10	9.90	0.14	1.26	1.40	0.11	—	—	0.11	—	11.19	14.29	0.62	0.62	0.62	1.39	453,363	56
12-31-09	7.94	0.12•	2.08	2.20	0.23	0.01	—	0.24	—	9.90	28.00	0.62	0.62	0.62	1.35	389,542	46
12-31-08	13.19	0.15•	(4.91)	(4.76)	0.14	0.35	—	0.49	—	7.94	(37.18)	0.62	0.62	0.62	1.38	252,226	62
ING Solution 2035 Portfolio
Class S
12-31-12	10.61	0.13•	1.46	1.59	0.24	—	—	0.24	—	11.96	15.09	0.45	0.37	0.37	1.15	456,581	58
12-31-11	11.32	0.21	(0.74)	(0.53)	0.18	—	—	0.18	—	10.61	(4.61)	0.37	0.37	0.37	1.77	416,250	71
12-31-10	10.01	0.16	1.28	1.44	0.13	—	—	0.13	—	11.32	14.56	0.37	0.37	0.37	1.65	477,985	56
12-31-09	8.02	0.14•	2.11	2.25	0.25	0.01	—	0.26	—	10.01	28.35	0.37	0.37	0.37	1.59	406,568	46
12-31-08	13.29	0.17•	(4.94)	(4.77)	0.15	0.35	—	0.50	—	8.02	(37.01)	0.37	0.37	0.37	1.59	269,288	62
ING Solution 2040 Portfolio
Class ADV
12-31-12	11.23	0.08	1.57	1.65	0.09	0.34	—	0.43	—	12.45	14.70	44.95	0.62	0.62	0.63	4	64
10-03-11(5) - 12-31-11	10.00	0.06	1.17	1.23	—	—	—	—	—	11.23	12.30	0.62	0.62	0.62	2.25	3	10
See Accompanying Notes to Financial Highlights
151

FINANCIAL HIGHLIGHTS  (continued) Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments, if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(4)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING Solution 2040 Portfolio
Class S
12-31-12	11.23	0.11	1.58	1.69	0.10	0.34	—	0.44	—	12.48	15.02	44.70	0.37	0.37	0.92	4	64
10-03-11(5) - 21-31-11	10.00	0.07	1.16	1.23	—	—	—	—	—	11.23	12.30	0.37	0.37	0.37	2.57	3	10
ING Solution 2045 Portfolio
Class ADV
12-31-12	10.56	0.07•	1.53	1.60	0.18	—	—	0.18	—	11.98	15.23	0.70	0.62	0.62	0.60	239,901	50
12-31-11	11.29	0.14	(0.76)	(0.62)	0.11	—	—	0.11	—	10.56	(5.42)	0.62	0.62	0.62	1.28	244,111	77
12-31-10	9.90	0.11	1.35	1.46	0.07	—	—	0.07	—	11.29	14.92	0.62	0.62	0.62	1.04	262,653	40
12-31-09	7.87	0.09•	2.20	2.29	0.19	0.07	—	0.26	—	9.90	29.50	0.62	0.62	0.62	1.07	229,164	36
12-31-08	13.66	0.12•	(5.44)	(5.32)	0.11	0.36	—	0.47	—	7.87	(40.02)	0.62	0.62	0.62	1.14	136,526	57
ING Solution 2045 Portfolio
Class S
12-31-12	10.67	0.11	1.53	1.64	0.21	—	—	0.21	—	12.10	15.47	0.45	0.37	0.37	0.91	313,757	50
12-31-11	11.40	0.18	(0.78)	(0.60)	0.13	—	—	0.13	—	10.67	(5.14)	0.37	0.37	0.37	1.51	277,998	77
12-31-10	10.00	0.13	1.36	1.49	0.09	—	—	0.09	—	11.40	15.12	0.37	0.37	0.37	1.33	319,163	40
12-31-09	7.94	0.11•	2.23	2.34	0.21	0.07	—	0.28	—	10.00	29.86	0.37	0.37	0.37	1.32	260,130	36
12-31-08	13.75	0.15•	(5.48)	(5.33)	0.12	0.36	—	0.48	—	7.94	(39.86)	0.37	0.37	0.37	1.32	156,122	57
ING Solution 2050 Portfolio
Class ADV
12-31-12	11.23	0.07	1.59	1.66	0.09	0.36	—	0.45	—	12.44	14.78	41.76	0.62	0.62	0.56	4	59
10-03-11(5) - 12-31-11	10.00	0.06	1.17	1.23	—	—	—	—	—	11.23	12.30	0.62	0.62	0.62	2.22	3	12
ING Solution 2050 Portfolio
Class S
12-31-12	11.23	0.10	1.59	1.69	0.10	0.36	—	0.46	—	12.46	15.01	41.51	0.37	0.37	0.84	4	59
10-03-11(5) - 12-31-11	10.00	0.06	1.17	1.23	—	—	—	—	—	11.23	12.30	0.37	0.37	0.37	2.32	3	12
ING Solution 2055 Portfolio
Class ADV
12-31-12	10.66	0.09•	1.52	1.61	0.10	0.12	—	0.22	—	12.05	15.27	0.72	0.62	0.62	0.78	19,927	55
12-31-11	11.34	0.17•	(0.79)	(0.62)	0.03	0.03	—	0.06	—	10.66	(5.45)	0.62	0.62	0.62	1.58	11,461	81
03-08-10(5) - 12-31-10	10.02	0.15•	1.17	1.32	—	—	—	—	—	11.34	13.17	0.62	0.62	0.62	1.72	3,923	33
See Accompanying Notes to Financial Highlights
152

FINANCIAL HIGHLIGHTS  (continued) Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments, if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(4)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING Solution 2055 Portfolio
Class S
12-31-12	10.70	0.13•	1.52	1.65	0.12	0.12	—	0.24	—	12.11	15.53	0.47	0.37	0.37	1.14	22,055	55
12-31-11	11.35	0.20•	(0.78)	(0.58)	0.04	0.03	—	0.07	—	10.70	(5.13)	0.37	0.37	0.37	1.77	10,061	81
03-08-10(5) - 12-31-10	10.02	0.15•	1.18	1.33	—	—	—	—	—	11.35	13.27	0.37	0.37	0.37	1.80	4,717	33

See Accompanying Notes to Financial Highlights
153

ACCOMPANYING NOTES TO FINANCIAL HIGHLIGHTS

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.

(3)	Expense ratios do not include expenses of underlying funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

(4)	Expense ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by an Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(5)	Commencement of operations.

•	Calculated using average number of shares outstanding throughout the period.

*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

154

TO OBTAIN MORE INFORMATION
You’ll find more information about the Portfolios in our:

ANNUAL/SEMI-ANNUAL SHAREHOLDER REPORTS
In the Portfolios’ annual/semi-annual shareholder reports, you will find a discussion of the recent market conditions and principal investment strategies that significantly affected the Portfolios’ performance during the last fiscal year, the financial statements and the independent registered public accounting firm’s reports (in the annual shareholder report only).

STATEMENT OF ADDITIONAL INFORMATION
The SAI contains more detailed information about the Portfolios. The SAI is legally part of this Prospectus (it is incorporated by reference). A copy has been filed with the SEC.

Please write, call or visit our website for a free copy of the current annual/semi-annual shareholder reports, the SAI, or other Portfolio information.

To make shareholder inquiries contact: The ING Funds 7337 East Doubletree Ranch Road, Suite 100
Scottsdale, AZ 85258-2034 1-800-262-3862 or visit our website at www.INGInvestment.com

This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC’s Public Reference Room in Washington, D.C. or call 202-551-8090 for information on the operation of the Public Reference Room. Otherwise, you may obtain the information for a fee, by contacting the SEC at:

U.S. Securities and Exchange Commission Public Reference Section
100 F Street, N.E.
Washington, D.C. 20549

or at the e-mail address: publicinfo@sec.gov

Or obtain the information at no cost by visiting the SEC’s Internet website at www.sec.gov.

When contacting the SEC, you will want to refer to the Portfolios’ SEC file number. The file number is as follows:

ING Partners, Inc.	811-8319
ING Solution Aggressive Portfolio
ING Solution Balanced Portfolio
ING Solution Conservative Portfolio
ING Solution Income Portfolio
ING Solution Moderately Aggressive Portfolio
ING Solution Moderately Conservative Portfolio
ING Solution 2015 Portfolio
ING Solution 2020 Portfolio
ING Solution 2025 Portfolio
ING Solution 2030 Portfolio
ING Solution 2035 Portfolio
ING Solution 2040 Portfolio
ING Solution 2045 Portfolio
ING Solution 2050 Portfolio
ING Solution 2055 Portfolio

PRO-IPISSA (0413-043013)

Prospectus	April 30, 2013

  ING Solution Aggressive Portfolio I/IAVIX

  ING Solution Balanced Portfolio I/ISGJX

  ING Solution Conservative Portfolio I/ICGIX

  ING Solution Income Portfolio I/ISWIX

  ING Solution Moderately Aggressive Portfolio I/IAGIX

  ING Solution Moderately Conservative Portfolio I/ISPRX

  ING Solution 2015 Portfolio I/ISOIX

  ING Solution 2020 Portfolio I/ISNBX

  ING Solution 2025 Portfolio I/ISZIX

  ING Solution 2030 Portfolio I/ISNGX

  ING Solution 2035 Portfolio I/ISQIX

  ING Solution 2040 Portfolio I/ISNLX

  ING Solution 2045 Portfolio I/ISRIX

  ING Solution 2050 Portfolio I/ISNQX

  ING Solution 2055 Portfolio I/IISPX

Each Portfolio’s shares may be offered to insurance company separate accounts serving as investment options under variable annuity contracts and variable life insurance policies (“Variable Contracts”), qualified pension and retirement plans (“Qualified Plans”), custodial accounts, and certain investment advisers and their affiliates in connection with the creation or management of the Portfolios, other investment companies, and other permitted investors.
NOT ALL PORTFOLIOS MAY BE AVAILABLE IN ALL JURISDICTIONS, UNDER ALL VARIABLE CONTRACTS OR UNDER ALL QUALIFIED PLANS.
The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities nor has the SEC judged whether the information in this Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

INVESTMENTS

ING Solution Aggressive Portfolio

INVESTMENT OBJECTIVE

The Portfolio seeks growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO

The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

Annual Portfolio Operating Expenses
Expenses you pay each year as a % of the value of your investment

Class	I
Management Fee	0.14%
Distribution and/or Shareholder Services (12b-1) Fees	None
Administrative Services Fee	0.10%
Other Expenses[1]	0.20%
Acquired Fund Fees and Expenses[1]	0.79%
Total Annual Portfolio Operating Expenses[2]	1.23%
Waivers and Reimbursements[3]	(0.34)%
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	0.89%

1	Other Expenses and Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year.

2	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

3	The adviser is contractually obligated to limit expenses to 0.89% of Class I shares through May 1, 2015; the obligation does not extend to interest, taxes, brokerage commissions, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years.

Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Yr	3 Yrs
I	$91	307

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first two years of the three-year period.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Example, affect the Portfolio’s performance.

Since the Portfolio had not commenced operations as of December 31, 2012, there is no annual portfolio turnover rate information included.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio may invest up to 100% of its assets in a combination of Underlying Funds, which are actively managed funds or passively managed funds (index funds), that predominantly invest in equity securities of U.S. and foreign issuers.

The Target Allocations are measured with reference to the primary investment strategies of the Underlying Funds; actual exposure to equity securities and debt instruments will vary from the Target Allocations if an Underlying Fund is not substantially invested in accordance with its primary investment strategy. The Portfolio may periodically deviate from the Target Allocations based on an assessment of the current market conditions or other factors. Generally, the deviations fall within the range of +/- 10% relative to the current Target Allocations. The sub-adviser (“Sub-Adviser”) may determine, in light of market conditions or other factors, to deviate by a wider margin in order to protect the Portfolio, achieve its investment objective, or to take advantage of particular opportunities.

The Underlying Funds provide exposure to a wide range of traditional asset classes which include stocks, bonds, and cash and non-traditional asset classes (also known as alternative strategies) which include, but are not limited to, real estate, commodities, and floating rate loans.

Equity securities in which the Underlying Funds invest include, but are not limited to, domestic and international large-, mid-, and small-capitalization stocks (may be growth oriented, value oriented, or a blend); emerging market securities; domestic and international real estate stocks, including real estate investment trusts; and natural resource/commodity securities.

Debt instruments in which the Underlying Funds invest include, but are not limited to, domestic and international intermediate, long-term and short-term bonds; high-yield bonds commonly referred to as “junk bonds;” floating rate loans; and Treasury inflation protected securities.

ING Solution Aggressive Portfolio	1

The Portfolio may also invest in derivatives, including futures, and swaps (including interest rate swaps, total return swaps, and credit default swaps), to make tactical asset allocations, to seek to minimize risk, and to assist in managing cash.

The Portfolio may invest up to 20% of its total assets in exchange-traded funds.

The Portfolio may also allocate in the future to the following asset class: emerging markets debt instruments. There can be no assurance that this allocation will occur.

The Portfolio will be rebalanced periodically to return to the Target Allocation. The Target Allocation may be changed at any time by the Sub-Adviser.

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio, even near, at, or after the Target Date. There is no guarantee that the Portfolio will provide adequate income at and through your retirement or for any of your financial goals. The value of your investment in the Portfolio changes with the values of the Underlying Funds and their investments. Any of the following risks, among others, could affect the Portfolio’s or an Underlying Fund’s performance or cause the Portfolio or an Underlying Fund to lose money or to underperform market averages of other funds.

Asset Allocation   Assets will be allocated among Underlying Funds and markets based on judgments by the Adviser. There is a risk that the Portfolio may allocate assets to an Underlying Fund or asset class that underperforms other funds or asset classes.

Call   During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, an Underlying Fund would experience a decline in income.

Commodities   The operations and financial performance of companies in natural resources industries may be directly affected by commodity prices. This risk is exacerbated for those natural resources companies that own the underlying commodity.

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Credit   Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Credit Default Swaps   The Portfolio or an Underlying Fund may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the Portfolio or an Underlying Fund pays a fee to protect against the risk that a security held by the Portfolio or the Underlying Fund will default. As a seller of the swap, the Portfolio or an Underlying Fund receives payment(s) in return for its obligation to pay the counterparty the full national value of the security in the event of a default of the security issuer. As a seller of a swap, the Portfolio or an Underlying Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio or an Underlying Fund would be subject to investment exposure on the notional value of the swap. Credit default swaps are largely unregulated and susceptible to liquidity, credit, and counterparty risks.

Currency   To the extent that an Underlying Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio or an Underlying Fund and reduce its returns. Derivatives may not perform as expected, so the Portfolio or an Underlying Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio or an Underlying Fund to the risk of improper valuation.

Floating Rate Loans   The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans and many floating rate loans are subject to restrictions on resale.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Underlying Funds experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Foreign investment risks may be greater in developing and emerging markets than in developed markets. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

High-Yield Securities   Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

2	ING Solution Aggressive Portfolio

Index Strategy   The index selected may underperform the overall market and an Underlying Fund might fail to track its target index. The correlation between an Underlying Fund and index performance may be affected by the Underlying Fund’s expenses and the timing of purchases and redemptions of the Underlying Fund’s shares. An Underlying Fund’s actual holdings might not match the Index and the Underlying Fund’s effective exposure to index securities at any given time may not equal 100%.

Inflation-Indexed Bonds   If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Interest Rate   With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase an Underlying Fund’s exposure to risks associated with rising interest rates.

Liquidity   If a security is illiquid, an Underlying Fund might be unable to sell the security at a time when the manager might wish to sell, and the security could have the effect of decreasing the overall level of an Underlying Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount an Underlying Fund could realize upon disposition. An Underlying Fund may make investments that become less liquid in response to market developments or adverse investor perception. An Underlying Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to an Underlying Fund.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which the Underlying Funds invest. Rather, the market could favor securities to which the Underlying Funds are not exposed or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Underlying Funds costs and impair the ability of the Underlying Funds to achieve its investment objectives.

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio or an Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio and a proportionate share of the expenses of each Underlying Fund.

Real Estate Companies and Real Estate Investment Trusts (“REITs”)   Investing in real estate companies and REITs may subject an Underlying Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.

Sovereign Debt   These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

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An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

Because the Portfolio had not commenced operations as of the calendar year ended December 31, 2012, there is no annual performance information included.

PORTFOLIO MANAGEMENT

Investment Adviser	Sub-Adviser
Directed Services LLC	ING Investment Management Co. LLC

Portfolio Managers
Heather Hackett, CFA	Halvard Kvaale, CIMA
Portfolio Manager (since 04/13)	Portfolio Manager (since 04/13)
Paul Zemsky, CFA
Portfolio Manager (since 04/13)

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

4	ING Solution Aggressive Portfolio

ING Solution Balanced Portfolio (formerly, ING Solution Growth Portfolio)

INVESTMENT OBJECTIVE

The Portfolio seeks to provide capital growth through a diversified asset allocation strategy.

FEES AND EXPENSES OF THE PORTFOLIO

The tables describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The tables do not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

On March 18, 2013, shareholders of the Portfolio were sent a proxy statement, which asked shareholders to approve a new fee structure (the “Amended Fee Structure”), which would modify the fees payable to the Adviser. Under the proposed Amended Fee Structure, the current Management Fee rate would continue to be charged with respect to assets invested in underlying funds in the ING Fund Complex (“Underlying Funds”), but a higher Management Fee rate would be charged on assets invested in other types of securities.

If the Amended Fee Structure is approved by shareholders, the fees you would pay if you buy and hold shares of the Portfolio will change. The current fee structure is reflected in Fee Table A below. The Amended Fee Structure is reflected below in Fee Table B. Similarly, if the Amended Fee Structure is approved, the expenses you pay as a shareholder of the Portfolio may change. An example intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds is also included below. Expense Example Table A shows an example based on the current fee structure. Expense Example Table B shows an example based on the Amended Fee Structure.

There is no guarantee that shareholders will approve the Amended Fee Structure, in which case the Portfolio will continue to operate under the current fee structure. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Portfolio’s website at www.INGFunds.com/vp/literature.

Fee Table A - Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class	I
Management Fee	0.10%
Distribution and/or Shareholder Services (12b-1) Fees	None
Administrative Services Fee	0.10%
Other Expenses	0.03%
Acquired Fund Fees and Expenses	0.69%
Total Annual Portfolio Operating Expenses[2]	0.92%
Waivers and Reimbursements[3]	(0.11)%
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	0.81%

1	The expense ratio has been adjusted to reflect current fees.

2	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

3	The adviser is contractually obligated to limit expenses to 0.12% of Class I shares through May 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years.

Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Example Table A

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
I	$83	282	499	1,121

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.

Fee Table B - Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class	I
Management Fee[2]	0.14%
Distribution and/or Shareholder Services (12b-1) Fees	None
Administrative Services Fee	0.10%
Other Expenses	0.03%
Acquired Fund Fees and Expenses	0.69%
Total Annual Portfolio Operating Expenses[3]	0.96%
Waivers and Reimbursements[4]	(0.16)%
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	0.80%
1	The expense ratio has been adjusted to reflect current contractual rates.
2	Pending shareholder approval, the Portfolio’s Management Fee structure was changed to a “bifurcated fee” structure as follows: an annual rate of

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0.10% of the Portfolio’s average daily net assets invested in Underlying Funds within the ING Funds complex, and 0.30% of the Portfolio’s average daily net assets invested in direct investments, which include, but are not limited to, exchange-traded funds, securities issued by non-investment company issuers, such as operating companies, and derivative instruments. The Management Fee reflected in the table is calculated based on an estimated investment of 20% of the Portfolio’s assets in direct investments.
3	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.
4	The adviser is contractually obligated to limit expenses to 0.80% of Class I shares through at least May 1, 2018; the obligation does not extend to interest, taxes, brokerage commissions, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years.

Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Example Table B

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
I	$82	255	444	1,096

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-, three-, and five-year periods and the first five years of the ten-year period.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Example, affect the Portfolio’s performance.

During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 75% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests in a combination of Underlying Funds, which are actively managed funds or passively managed funds (index funds), that invest in U.S. stocks, international stocks, U.S. bonds, and other debt instruments and the Portfolio uses an asset allocation strategy designed for investors saving for retirement. The Portfolio’s current approximate target investment allocations (expressed as a percentage of its net assets) among the Underlying Funds are: 65% in equity securities; and 35% in debt instruments. As these are Target Allocations, the actual allocations of the Portfolios assets may deviate from the percentages shown.

The Target Allocations are measured with reference to the primary investment strategies of the Underlying Funds; actual exposure to equity securities and debt instruments will vary from the Target Allocations if an Underlying Fund is not substantially invested in accordance with its primary investment strategy. The Portfolio may periodically deviate from the Target Allocations based on an assessment of the current market conditions or other factors. Generally, the deviations fall within the range of +/- 10% relative to the current Target Allocations. The Portfolio may, in light of market conditions or other factors, deviate by a wider margin in order to protect the Portfolio, achieve its investment objective, or to take advantage of particular opportunities.

The Underlying Funds provide exposure to a wide range of traditional asset classes which include stocks, bonds, and cash and non-traditional asset classes (also known as alternative strategies) which include, but are not limited to, real estate, commodities, and floating rate loans.

Equity securities in which the Underlying Funds invest include, but are not limited to, domestic and international large-, mid-, and small-capitalization stocks (may be growth oriented, value oriented, or a blend); emerging market securities; domestic and international real estate stocks, including real estate investment trusts; and natural resource/commodity securities.

Debt instruments in which the Underlying Funds invest include, but are not limited to, domestic and international intermediate, long-term and short-term bonds; high-yield bonds commonly referred to as “junk bonds;” floating rate loans; and Treasury inflation protected securities.

The Portfolio may also invest in derivatives, including futures, and swaps (including interest rate swaps, total return swaps, and credit default swaps), to make tactical asset allocations, to seek to minimize risk, and to assist in managing cash.

The Portfolio may invest up to 20% of its total assets in exchange-traded funds.

The Portfolio may also allocate in the future to the following asset class: emerging markets debt instruments. There can be no assurance that this allocation will occur.

The Portfolio will be rebalanced periodically to return to the Target Allocation. The Target Allocation may be changed at any time by the Sub-Adviser.

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio. The value of your investment in the Portfolio changes with the values of the Underlying Funds and their investments. Any of the following risks, among others, could affect the Portfolio’s or an Underlying Fund’s performance or cause the Portfolio or an Underlying Fund to lose money or to underperform market averages of other funds.

Asset Allocation   Assets will be allocated among Underlying Funds and markets based on judgments by the Adviser. There is a risk that the Portfolio may allocate assets to an Underlying Fund or asset class that underperforms other funds or asset classes.

6	ING Solution Balanced Portfolio

Call   During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, an Underlying Fund would experience a decline in income.

Commodities   The operations and financial performance of companies in natural resources industries may be directly affected by commodity prices. This risk is exacerbated for those natural resources companies that own the underlying commodity.

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Credit   Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Credit Default Swaps   The Portfolio or an Underlying Fund may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the Portfolio or an Underlying Fund pays a fee to protect against the risk that a security held by the Portfolio or the Underlying Fund will default. As a seller of the swap, the Portfolio or an Underlying Fund receives payment(s) in return for its obligation to pay the counterparty the full national value of the security in the event of a default of the security issuer. As a seller of a swap, the Portfolio or an Underlying Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio or an Underlying Fund would be subject to investment exposure on the notional value of the swap. Credit default swaps are largely unregulated and susceptible to liquidity, credit, and counterparty risks.

Currency   To the extent that an Underlying Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio or an Underlying Fund and reduce its returns. Derivatives may not perform as expected, so the Portfolio or an Underlying Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio or an Underlying Fund to the risk of improper valuation.

Floating Rate Loans   The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans and many floating rate loans are subject to restrictions on resale.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Underlying Funds experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Foreign investment risks may be greater in developing and emerging markets than in developed markets. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

High-Yield Securities   Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Index Strategy   The index selected may underperform the overall market and an Underlying Fund might fail to track its target index. The correlation between an Underlying Fund and index performance may be affected by the Underlying Fund’s expenses and the timing of purchases and redemptions of the Underlying Fund’s shares. An Underlying Fund’s actual holdings might not match the Index and the Underlying Fund’s effective exposure to index securities at any given time may not equal 100%.

Inflation-Indexed Bonds   If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Interest Rate   With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase an Underlying Fund’s exposure to risks associated with rising interest rates.

ING Solution Balanced Portfolio	7

Liquidity   If a security is illiquid, an Underlying Fund might be unable to sell the security at a time when the manager might wish to sell, and the security could have the effect of decreasing the overall level of an Underlying Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount an Underlying Fund could realize upon disposition. An Underlying Fund may make investments that become less liquid in response to market developments or adverse investor perception. An Underlying Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to an Underlying Fund.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which the Underlying Funds invest. Rather, the market could favor securities to which the Underlying Funds are not exposed or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Underlying Funds costs and impair the ability of the Underlying Funds to achieve its investment objectives.

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio or an Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio and a proportionate share of the expenses of each Underlying Fund.

Real Estate Companies and Real Estate Investment Trusts (“REITs”)   Investing in real estate companies and REITs may subject an Underlying Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.

Sovereign Debt   These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio’s Class I shares’ performance from year to year, and the table compares the Portfolio’s Class I shares’ performance to the performance of a broad-based securities market index/indices for the same period. The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio’s past performance is no guarantee of future results.

8	ING Solution Balanced Portfolio

Calendar Year Total Returns
(as of December 31 of each year)

Best quarter: 2nd, 2009, 15.66% and Worst quarter: 4th, 2008, (17.60)%

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs	10 Yrs (or since inception)	Inception Date
Class I	%	13.86	1.46	1.05	07/02/07
S&P Target Risk Growth Index[1]	%	11.72	2.21	2.22[2]	—

1	The index returns do not reflect deductions for fees, expenses, or taxes.

2	Reflects index performance since the date closest to the Class’ inception for which data is available.

PORTFOLIO MANAGEMENT

On March 18, 2013, shareholders of the Portfolio were sent a proxy statement, which asked shareholders to approve the appointment of ING Investment Management Co., LLC as the Sub-Adviser to the Portfolio. If shareholders approve this proposal, ING Investment Management Co., LLC will become the Sub-Adviser to the Portfolio; however, the individuals listed as members of the Investment Committee will continue to be responsible for the day-to-day management of the Portfolio. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Portfolio’s website at www.INGFunds.com/vp/literature.

Investment Adviser
Directed Services LLC

Investment Committee
Heather Hackett, CFA	Halvard Kvaale, CIMA
Committee Member (since 08/09)	Committee Member (since 08/12)
Paul Zemsky, CFA
Committee Member (since 12/07)

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

ING Solution Balanced Portfolio	9

ING Solution Conservative Portfolio

INVESTMENT OBJECTIVE

The Portfolio seeks to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

FEES AND EXPENSES OF THE PORTFOLIO

The tables describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The tables do not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

On March 18, 2013, shareholders of the Portfolio were sent a proxy statement, which asked shareholders to approve a new fee structure (the “Amended Fee Structure”), which would modify the fees payable to the Adviser. Under the proposed Amended Fee Structure, the current Management Fee rate would continue to be charged with respect to assets invested in underlying funds in the ING Fund Complex (“Underlying Funds”), but a higher Management Fee rate would be charged on assets invested in other types of securities.

If the Amended Fee Structure is approved by shareholders, the fees you would pay if you buy and hold shares of the Portfolio will change. The current fee structure is reflected in Fee Table A below. The Amended Fee Structure is reflected below in Fee Table B. Similarly, if the Amended Fee Structure is approved, the expenses you pay as a shareholder of the Portfolio may change. An example intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds is also included below. Expense Example Table A shows an example based on the current fee structure. Expense Example Table B shows an example based on the Amended Fee Structure.

There is no guarantee that shareholders will approve the Amended Fee Structure, in which case the Portfolio will continue to operate under the current fee structure. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Portfolio’s website at www.INGFunds.com/vp/literature.

Fee Table A - Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class	I
Management Fee	0.10%
Distribution and/or Shareholder Services (12b-1) Fees	None
Administrative Services Fee	0.10%
Other Expenses	0.07%
Acquired Fund Fees and Expenses	0.56%
Total Annual Portfolio Operating Expenses[2]	0.83%
Waivers and Reimbursements[3]	(0.15)%
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	0.68%

1	The expense ratio has been adjusted to reflect current fees.

2	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

3	The adviser is contractually obligated to limit expenses to 0.12% of Class I shares through May 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years.

Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Example Table A

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
I	$69	250	446	1,011

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.

Fee Table B - Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class	I
Management Fee[2]	0.14%
Distribution and/or Shareholder Services (12b-1) Fees	None
Administrative Services Fee	0.10%
Other Expenses	0.07%
Acquired Fund Fees and Expenses	0.56%
Total Annual Portfolio Operating Expenses[3]	0.87%
Waivers and Reimbursements[4]	(0.21)%
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	0.66%

1	The expense ratio has been adjusted to reflect current contractual rates.

10	ING Solution Conservative Portfolio

2	Pending shareholder approval, the Portfolio’s Management Fee structure was changed to a “bifurcated fee” structure as follows: an annual rate of 0.10% of the Portfolio’s average daily net assets invested in Underlying Funds within the ING Funds complex, and 0.30% of the Portfolio’s average daily net assets invested in direct investments, which include, but are not limited to, exchange-traded funds, securities issued by non-investment company issuers, such as operating companies, and derivative instruments. The Management Fee reflected in the table is calculated based on an estimated investment of 20% of the Portfolio’s assets in direct investments.

3	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

4	The adviser is contractually obligated to limit expenses to 0.66% of Class I shares through at least May 1, 2018; the obligation does not extend to interest, taxes, brokerage commissions, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years.

Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Example Table B

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
I	$67	211	368	964

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-, three-, and five-year periods and the first five years of the ten-year period.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Example, affect the Portfolio’s performance.

During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 69% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests in a combination of Underlying Funds, which are actively managed funds or passively managed funds (index funds) that invest in U.S. stocks, international stocks, U.S. bonds, and other debt instruments and the Portfolio uses an asset allocation strategy designed for investors saving for retirement. The Portfolio’s current approximate target investment allocations (expressed as a percentage of its net assets) among the Underlying Funds are: 25% in equity securities; and 75% in debt instruments. As these are Target Allocations, the actual allocations of the Portfolio’s assets may deviate from the percentages shown.

The Target Allocations are measured with reference to the primary investment strategies of the Underlying Funds; actual exposure to equity securities and debt instruments will vary from the Target Allocations if an Underlying Fund is not substantially invested in accordance with its primary investment strategy. The Portfolio may periodically deviate from the Target Allocations based on an assessment of the current market conditions or other factors. Generally, the deviations fall within the range of +/- 10% relative to the current Target Allocations. The Portfolio may, in light of market conditions or other factors, deviate by a wider margin in order to protect the Portfolio, achieve its investment objective, or to take advantage of particular opportunities.

The Underlying Funds provide exposure to a wide range of traditional asset classes which include stocks, bonds, and cash and non-traditional asset classes (also known as alternative strategies) which include, but are not limited to, real estate, commodities, and floating rate loans.

Equity securities in which the Underlying Funds invest include, but are not limited to, domestic and international large-, mid-, and small-capitalization stocks (may be growth oriented, value oriented, or a blend); emerging market securities; domestic and international real estate stocks, including real estate investment trusts; and natural resource/commodity securities.

Debt instruments in which the Underlying Funds invest include, but are not limited to, domestic and international intermediate, long-term and short-term bonds; high-yield bonds commonly referred to as “junk bonds;” floating rate loans; and Treasury inflation protected securities.

The Portfolio may also invest in derivatives, including futures, and swaps (including interest rate swaps, total return swaps, and credit default swaps), to make tactical asset allocations, to seek to minimize risk, and to assist in managing cash.

The Portfolio may invest up to 20% of its total assets in exchange-traded funds.

The Portfolio may also allocate in the future to the following asset class: emerging markets debt instruments. There can be no assurance that this allocation will occur.

The Portfolio will be rebalanced periodically to return to the Target Allocation. The Target Allocation may be changed at any time by the Sub-Adviser.

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio. The value of your investment in the Portfolio changes with the values of the Underlying Funds and their investments. Any of the following risks, among others, could affect the Portfolio’s or an Underlying Fund’s performance or cause the Portfolio or an Underlying Fund to lose money or to underperform market averages of other funds.

ING Solution Conservative Portfolio	11

Asset Allocation   Assets will be allocated among Underlying Funds and markets based on judgments by the Adviser. There is a risk that the Portfolio may allocate assets to an Underlying Fund or asset class that underperforms other funds or asset classes.

Call   During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, an Underlying Fund would experience a decline in income.

Commodities   The operations and financial performance of companies in natural resources industries may be directly affected by commodity prices. This risk is exacerbated for those natural resources companies that own the underlying commodity.

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Credit   Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Credit Default Swaps   The Portfolio or an Underlying Fund may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the Portfolio or an Underlying Fund pays a fee to protect against the risk that a security held by the Portfolio or the Underlying Fund will default. As a seller of the swap, the Portfolio or an Underlying Fund receives payment(s) in return for its obligation to pay the counterparty the full national value of the security in the event of a default of the security issuer. As a seller of a swap, the Portfolio or an Underlying Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio or an Underlying Fund would be subject to investment exposure on the notional value of the swap. Credit default swaps are largely unregulated and susceptible to liquidity, credit, and counterparty risks.

Currency   To the extent that an Underlying Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio or an Underlying Fund and reduce its returns. Derivatives may not perform as expected, so the Portfolio or an Underlying Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio or an Underlying Fund to the risk of improper valuation.

Floating Rate Loans   The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans and many floating rate loans are subject to restrictions on resale.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Underlying Funds experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Foreign investment risks may be greater in developing and emerging markets than in developed markets. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

High-Yield Securities   Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Index Strategy   The index selected may underperform the overall market and an Underlying Fund might fail to track its target index. The correlation between an Underlying Fund and index performance may be affected by the Underlying Fund’s expenses and the timing of purchases and redemptions of the Underlying Fund’s shares. An Underlying Fund’s actual holdings might not match the Index and the Underlying Fund’s effective exposure to index securities at any given time may not equal 100%.

Inflation-Indexed Bonds   If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Interest Rate   With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, interest

12	ING Solution Conservative Portfolio

rates in the United States are at or near historic lows, which may increase an Underlying Fund’s exposure to risks associated with rising interest rates.

Liquidity   If a security is illiquid, an Underlying Fund might be unable to sell the security at a time when the manager might wish to sell, and the security could have the effect of decreasing the overall level of an Underlying Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount an Underlying Fund could realize upon disposition. An Underlying Fund may make investments that become less liquid in response to market developments or adverse investor perception. An Underlying Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to an Underlying Fund.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which the Underlying Funds invest. Rather, the market could favor securities to which the Underlying Funds are not exposed or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Underlying Funds costs and impair the ability of the Underlying Funds to achieve its investment objectives.

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio or an Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio and a proportionate share of the expenses of each Underlying Fund.

Real Estate Companies and Real Estate Investment Trusts (“REITs”)   Investing in real estate companies and REITs may subject an Underlying Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.

Sovereign Debt   These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio’s Class I shares’ performance from year to year, and the table compares the Portfolio’s Class I shares’ performance to the performance of a broad-based securities market index/indices for the same period. The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio’s past performance is no guarantee of future results.

ING Solution Conservative Portfolio	13

Calendar Year Total Returns
(as of December 31 of each year)

Best quarter: 1st, 2012, 5.88% and Worst quarter: 3rd, 2011, (6.88)%

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs (or since inception)	10 Yrs	Inception Date
Class I	%	10.60	6.19	N/A	04/30/10
S&P Target Risk Conservative Index[1]	%	6.86	5.87[2]	N/A	—

1	The index returns do not reflect deductions for fees, expenses, or taxes.

2	Reflects index performance since the date closest to the Class’ inception for which data is available.

PORTFOLIO MANAGEMENT

On March 18, 2013, shareholders of the Portfolio were sent a proxy statement, which asked shareholders to approve the appointment of ING Investment Management Co., LLC as the Sub-Adviser to the Portfolio. If shareholders approve this proposal, ING Investment Management Co., LLC will become the Sub-Adviser to the Portfolio; however, the individuals listed as members of the Investment Committee will continue to be responsible for the day-to-day management of the Portfolio. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Portfolio’s website at www.INGFunds.com/vp/literature.

Investment Adviser
Directed Services LLC

Investment Committee
Heather Hackett, CFA	Halvard Kvaale, CIMA
Committee Member (since 04/10)	Committee Member (since 08/12)
Paul Zemsky, CFA
Committee Member (since 04/10)

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

14	ING Solution Conservative Portfolio

ING Solution Income Portfolio

INVESTMENT OBJECTIVE

The Portfolio seeks to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

FEES AND EXPENSES OF THE PORTFOLIO

The tables describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The tables do not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

On March 18, 2013, shareholders of the Portfolio were sent a proxy statement, which asked shareholders to approve a new fee structure (the “Amended Fee Structure”), which would modify the fees payable to the Adviser. Under the proposed Amended Fee Structure, the current Management Fee rate would continue to be charged with respect to assets invested in underlying funds in the ING Fund Complex (“Underlying Funds”), but a higher Management Fee rate would be charged on assets invested in other types of securities.

If the Amended Fee Structure is approved by shareholders, the fees you would pay if you buy and hold shares of the Portfolio will change. The current fee structure is reflected in Fee Table A below. The Amended Fee Structure is reflected below in Fee Table B. Similarly, if the Amended Fee Structure is approved, the expenses you pay as a shareholder of the Portfolio may change. An example intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds is also included below. Expense Example Table A shows an example based on the current fee structure. Expense Example Table B shows an example based on the Amended Fee Structure.

There is no guarantee that shareholders will approve the Amended Fee Structure, in which case the Portfolio will continue to operate under the current fee structure. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Portfolio’s website at www.INGFunds.com/vp/literature.

Fee Table A - Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class	I
Management Fee	0.10%
Distribution and/or Shareholder Services (12b-1) Fees	None
Administrative Services Fee	0.10%
Other Expenses	0.02%
Acquired Fund Fees and Expenses	0.57%
Total Annual Portfolio Operating Expenses[2]	0.79%
Waivers and Reimbursements[3]	(0.10)%
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	0.69%

1	The expense ratio has been adjusted to reflect current fees.

2	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

3	The adviser is contractually obligated to limit expenses to 0.12% of Class I shares through May 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years.

Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Example Table A

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
I	$70	242	429	969

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.

Fee Table B - Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class	I
Management Fee[2]	0.14%
Distribution and/or Shareholder Services (12b-1) Fees	None
Administrative Services Fee	0.10%
Other Expenses	0.02%
Acquired Fund Fees and Expenses	0.57%
Total Annual Portfolio Operating Expenses[3]	0.83%
Waivers and Reimbursements[4]	(0.15)%
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	0.68%

1	The expense ratio has been adjusted to reflect current contractual rates.

ING Solution Income Portfolio	15

2	Pending shareholder approval, the Portfolio’s Management Fee structure was changed to a “bifurcated fee” structure as follows: an annual rate of 0.10% of the Portfolio’s average daily net assets invested in Underlying Funds within the ING Funds complex, and 0.30% of the Portfolio’s average daily net assets invested in direct investments, which include, but are not limited to, exchange-traded funds, securities issued by non-investment company issuers, such as operating companies, and derivative instruments. The Management Fee reflected in the table is calculated based on an estimated investment of 20% of the Portfolio’s assets in direct investments.

3	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

4	The adviser is contractually obligated to limit expenses to 0.68% of Class I shares through at least May 1, 2018; the obligation does not extend to interest, taxes, brokerage commissions, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years.

Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Example Table B

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
I	$69	218	379	948

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-, three-, and five-year periods and the first five years of the ten-year period.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Example, affect the Portfolio’s performance.

During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 71% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests in a combination of Underlying Funds, which are actively managed funds or passively managed funds (index funds), that invest in U.S. stocks, international stocks, U.S. bonds, and other debt instruments and the Portfolio uses an asset allocation strategy designed for investors expecting to retire soon or are already retired. The Portfolio’s current approximate target investment allocations (expressed as a percentage of its net assets) among the Underlying Funds are: 35% in equity securities; and 65% in debt instruments. As these are Target Allocations, the actual allocations of the Portfolio’s assets may deviate from the percentages shown.

The Target Allocations are measured with reference to the primary investment strategies of the Underlying Funds; actual exposure to equity securities and debt instruments will vary from the Target Allocations if an Underlying Fund is not substantially invested in accordance with its primary investment strategy. The Portfolio may periodically deviate from the Target Allocations based on an assessment of the current market conditions or other factors. Generally, the deviations fall within the range of +/- 10% relative to the current Target Allocations. The Portfolio may, in light of market conditions or other factors, deviate by a wider margin in order to protect the Portfolio, achieve its investment objective, or to take advantage of particular opportunities.

The Underlying Funds provide exposure to a wide range of traditional asset classes which include stocks, bonds, and cash and non-traditional asset classes (also known as alternative strategies) which include, but are not limited to, real estate, commodities, and floating rate loans.

Equity securities in which the Underlying Funds invest include, but are not limited to, domestic and international large-, mid-, and small-capitalization stocks (may be growth oriented, value oriented, or a blend); emerging market securities; domestic and international real estate stocks, including real estate investment trusts; and natural resource/commodity securities.

Debt instruments in which the Underlying Funds invest include, but are not limited to, domestic and international intermediate, long-term and short-term bonds; high-yield bonds commonly referred to as “junk bonds;” floating rate loans; and Treasury inflation protected securities.

The Portfolio may also invest in derivatives, including futures, and swaps (including interest rate swaps, total return swaps, and credit default swaps), to make tactical asset allocations, to seek to minimize risk, and to assist in managing cash.

The Portfolio may invest up to 20% of its total assets in exchange-traded funds.

The Portfolio may also allocate in the future to the following asset class: emerging markets debt instruments. There can be no assurance that this allocation will occur.

The Portfolio will be rebalanced periodically to return to the Target Allocation. The Target Allocation may be changed at any time by the Sub-Adviser.

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio. The value of your investment in the Portfolio changes with the values of the Underlying Funds and their investments. Any of the following risks, among others, could affect the Portfolio’s or an Underlying Fund’s performance or cause the Portfolio or an Underlying Fund to lose money or to underperform market averages of other funds.

16	ING Solution Income Portfolio

Asset Allocation   Assets will be allocated among Underlying Funds and markets based on judgments by the Adviser. There is a risk that the Portfolio may allocate assets to an Underlying Fund or asset class that underperforms other funds or asset classes.

Call   During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, an Underlying Fund would experience a decline in income.

Commodities   The operations and financial performance of companies in natural resources industries may be directly affected by commodity prices. This risk is exacerbated for those natural resources companies that own the underlying commodity.

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Credit   Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Credit Default Swaps   The Portfolio or an Underlying Fund may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the Portfolio or an Underlying Fund pays a fee to protect against the risk that a security held by the Portfolio or the Underlying Fund will default. As a seller of the swap, the Portfolio or an Underlying Fund receives payment(s) in return for its obligation to pay the counterparty the full national value of the security in the event of a default of the security issuer. As a seller of a swap, the Portfolio or an Underlying Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio or an Underlying Fund would be subject to investment exposure on the notional value of the swap. Credit default swaps are largely unregulated and susceptible to liquidity, credit, and counterparty risks.

Currency   To the extent that an Underlying Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio or an Underlying Fund and reduce its returns. Derivatives may not perform as expected, so the Portfolio or an Underlying Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio or an Underlying Fund to the risk of improper valuation.

Floating Rate Loans   The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans and many floating rate loans are subject to restrictions on resale.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Underlying Funds experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Foreign investment risks may be greater in developing and emerging markets than in developed markets. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

High-Yield Securities   Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Index Strategy   The index selected may underperform the overall market and an Underlying Fund might fail to track its target index. The correlation between an Underlying Fund and index performance may be affected by the Underlying Fund’s expenses and the timing of purchases and redemptions of the Underlying Fund’s shares. An Underlying Fund’s actual holdings might not match the Index and the Underlying Fund’s effective exposure to index securities at any given time may not equal 100%.

Inflation-Indexed Bonds   If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Interest Rate   With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, interest

ING Solution Income Portfolio	17

rates in the United States are at or near historic lows, which may increase an Underlying Fund’s exposure to risks associated with rising interest rates.

Liquidity   If a security is illiquid, an Underlying Fund might be unable to sell the security at a time when the manager might wish to sell, and the security could have the effect of decreasing the overall level of an Underlying Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount an Underlying Fund could realize upon disposition. An Underlying Fund may make investments that become less liquid in response to market developments or adverse investor perception. An Underlying Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to an Underlying Fund.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which the Underlying Funds invest. Rather, the market could favor securities to which the Underlying Funds are not exposed or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Underlying Funds costs and impair the ability of the Underlying Funds to achieve its investment objectives.

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio or an Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio and a proportionate share of the expenses of each Underlying Fund.

Real Estate Companies and Real Estate Investment Trusts (“REITs”)   Investing in real estate companies and REITs may subject an Underlying Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.

Sovereign Debt   These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio’s Class I shares’ performance from year to year, and the table compares the Portfolio’s Class I shares’ performance to the performance of a broad-based securities market index/indices for the same period. The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio’s past performance is no guarantee of future results.

18	ING Solution Income Portfolio

Calendar Year Total Returns
(as of December 31 of each year)

Best quarter: 2nd, 2009, 10.02% and Worst quarter: 4th, 2008, (9.41)%

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs	10 Yrs (or since inception)	Inception Date
Class I	%	10.12	3.62	4.57	04/29/05
S&P Target Date Retirement Income Index[1]	%	7.78	3.63	4.99[2]	—
Russell 3000® Index[1]	%	16.42	2.04	5.37[2]	—
MSCI EAFE® Index[3]	%	17.32	(3.69)	4.05[2]	—
BCAB Index[1]	%	4.21	5.95	5.54[2]	—

1	The index returns do not reflect deductions for fees, expenses, or taxes.

2	Reflects index performance since the date closest to the Class’ inception for which data is available.

3	The index returns include the reinvestment of dividends and distributions net of withholding taxes, but do not reflect fees, brokerage commissions, or other expenses.

PORTFOLIO MANAGEMENT

On March 18, 2013, shareholders of the Portfolio were sent a proxy statement, which asked shareholders to approve the appointment of ING Investment Management Co., LLC as the Sub-Adviser to the Portfolio. If shareholders approve this proposal, ING Investment Management Co., LLC will become the Sub-Adviser to the Portfolio; however, the individuals listed as members of the Investment Committee will continue to be responsible for the day-to-day management of the Portfolio. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Portfolio’s website at www.INGFunds.com/vp/literature.

Investment Adviser
Directed Services LLC

Investment Committee
Heather Hackett, CFA	Halvard Kvaale, CIMA
Committee Member (since 08/09)	Committee Member (since 08/12)
Paul Zemsky, CFA
Committee Member (since 12/07)

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

ING Solution Income Portfolio	19

ING Solution Moderately Aggressive Portfolio (formerly, ING Solution Aggressive Growth Portfolio)

INVESTMENT OBJECTIVE

The Portfolio seeks to provide capital growth through a diversified asset allocation strategy.

FEES AND EXPENSES OF THE PORTFOLIO

The tables describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The tables do not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

On March 18, 2013, shareholders of the Portfolio were sent a proxy statement, which asked shareholders to approve a new fee structure (the “Amended Fee Structure”), which would modify the fees payable to the Adviser. Under the proposed Amended Fee Structure, the current Management Fee rate would continue to be charged with respect to assets invested in underlying funds in the ING Fund Complex (“Underlying Funds”), but a higher Management Fee rate would be charged on assets invested in other types of securities.

If the Amended Fee Structure is approved by shareholders, the fees you would pay if you buy and hold shares of the Portfolio will change. The current fee structure is reflected in Fee Table A below. The Amended Fee Structure is reflected below in Fee Table B. Similarly, if the Amended Fee Structure is approved, the expenses you pay as a shareholder of the Portfolio may change. An example intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds is also included below. Expense Example Table A shows an example based on the current fee structure. Expense Example Table B shows an example based on the Amended Fee Structure.

There is no guarantee that shareholders will approve the Amended Fee Structure, in which case the Portfolio will continue to operate under the current fee structure. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Portfolio’s website at www.INGFunds.com/vp/literature.

Fee Table A - Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class	I
Management Fee	0.10%
Distribution and/or Shareholder Services (12b-1) Fees	None
Administrative Services Fee	0.10%
Other Expenses	0.05%
Acquired Fund Fees and Expenses	0.76%
Total Annual Portfolio Operating Expenses[2]	1.01%
Waivers and Reimbursements[3]	(0.13)%
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	0.88%

1	The expense ratio has been adjusted to reflect current fees.

2	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

3	The adviser is contractually obligated to limit expenses to 0.12% of Class I shares through May 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years.

Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Example Table A

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
I	$90	309	545	1,224

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.

Fee Table B - Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class	I
Management Fee[2]	0.14%
Distribution and/or Shareholder Services (12b-1) Fees	None
Administrative Services Fee	0.10%
Other Expenses	0.05%
Acquired Fund Fees and Expenses	0.76%
Total Annual Portfolio Operating Expenses[3]	1.05%
Waivers and Reimbursements[4]	(0.17)%
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	0.88%
1	The expense ratio has been adjusted to reflect current contractual rates.
2	Pending shareholder approval, the Portfolio’s Management Fee structure was changed to a “bifurcated fee” structure as follows: an annual rate of

20	ING Solution Moderately Aggressive Portfolio

0.10% of the Portfolio’s average daily net assets invested in Underlying Funds within the ING Funds complex, and 0.30% of the Portfolio’s average daily net assets invested in direct investments, which include, but are not limited to, exchange-traded funds, securities issued by non-investment company issuers, such as operating companies, and derivative instruments. The Management Fee reflected in the table is calculated based on an estimated investment of 20% of the Portfolio’s assets in direct investments.
3	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.
4	The adviser is contractually obligated to limit expenses to 0.88% of Class I shares through at least May 1, 2018; the obligation does not extend to interest, taxes, brokerage commissions, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years.

Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Example Table B

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
I	$90	281	488	1,197

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-, three-, and five-year periods and the first five years of the ten-year period.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Example, affect the Portfolio’s performance.

During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 70% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests in a combination of Underlying Funds, which are actively managed funds or passively managed funds (index funds) that invest in U.S. stocks, international stocks, U.S. bonds, and other debt instruments and the Portfolio uses an asset allocation strategy designed for investors saving for retirement. The Portfolio’s current approximate target investment allocations (expressed as a percentage of its net assets) among the Underlying Funds are: 85% in equity securities; and 15% in debt instruments. As these are Target Allocations, the actual allocations of the Portfolio’s assets may deviate from the percentages shown.

The Target Allocations are measured with reference to the primary investment strategies of the Underlying Funds; actual exposure to equity securities and debt instruments will vary from the Target Allocations if an Underlying Fund is not substantially invested in accordance with its primary investment strategy. The Portfolio may periodically deviate from the Target Allocations based on an assessment of the current market conditions or other factors. Generally, the deviations fall within the range of +/- 10% relative to the current Target Allocations. The Portfolio may, in light of market conditions or other factors, deviate by a wider margin in order to protect the Portfolio, achieve its investment objective, or to take advantage of particular opportunities.

The Underlying Funds provide exposure to a wide range of traditional asset classes which include stocks, bonds, and cash and non-traditional asset classes (also known as alternative strategies) which include, but are not limited to, real estate, commodities, and floating rate loans.

Equity securities in which the Underlying Funds invest include, but are not limited to, domestic and international large-, mid-, and small-capitalization stocks (may be growth oriented, value oriented, or a blend); emerging market securities; domestic and international real estate stocks, including real estate investment trusts; and natural resource/commodity securities.

Debt instruments in which the Underlying Funds invest include, but are not limited to, domestic and international intermediate, long-term and short-term bonds; high-yield bonds commonly referred to as “junk bonds;” floating rate loans; and Treasury inflation protected securities.

The Portfolio may also invest in derivatives, including futures, and swaps (including interest rate swaps, total return swaps, and credit default swaps), to make tactical asset allocations, to seek to minimize risk, and to assist in managing cash.

The Portfolio may invest up to 20% of its total assets in exchange-traded funds.

The Portfolio may also allocate in the future to the following asset class: emerging markets debt instruments. There can be no assurance that this allocation will occur.

The Portfolio will be rebalanced periodically to return to the Target Allocation. The Target Allocation may be changed at any time by the Sub-Adviser.

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio. The value of your investment in the Portfolio changes with the values of the Underlying Funds and their investments. Any of the following risks, among others, could affect the Portfolio’s or an Underlying Fund’s performance or cause the Portfolio or an Underlying Fund to lose money or to underperform market averages of other funds.

Asset Allocation   Assets will be allocated among Underlying Funds and markets based on judgments by the Adviser. There is a risk that the Portfolio may allocate assets to an Underlying Fund or asset class that underperforms other funds or asset classes.

ING Solution Moderately Aggressive Portfolio	21

Call   During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, an Underlying Fund would experience a decline in income.

Commodities   The operations and financial performance of companies in natural resources industries may be directly affected by commodity prices. This risk is exacerbated for those natural resources companies that own the underlying commodity.

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Credit   Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Credit Default Swaps   The Portfolio or an Underlying Fund may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the Portfolio or an Underlying Fund pays a fee to protect against the risk that a security held by the Portfolio or the Underlying Fund will default. As a seller of the swap, the Portfolio or an Underlying Fund receives payment(s) in return for its obligation to pay the counterparty the full national value of the security in the event of a default of the security issuer. As a seller of a swap, the Portfolio or an Underlying Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio or an Underlying Fund would be subject to investment exposure on the notional value of the swap. Credit default swaps are largely unregulated and susceptible to liquidity, credit, and counterparty risks.

Currency   To the extent that an Underlying Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio or an Underlying Fund and reduce its returns. Derivatives may not perform as expected, so the Portfolio or an Underlying Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio or an Underlying Fund to the risk of improper valuation.

Floating Rate Loans   The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans and many floating rate loans are subject to restrictions on resale.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Underlying Funds experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Foreign investment risks may be greater in developing and emerging markets than in developed markets. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

High-Yield Securities   Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Index Strategy   The index selected may underperform the overall market and an Underlying Fund might fail to track its target index. The correlation between an Underlying Fund and index performance may be affected by the Underlying Fund’s expenses and the timing of purchases and redemptions of the Underlying Fund’s shares. An Underlying Fund’s actual holdings might not match the Index and the Underlying Fund’s effective exposure to index securities at any given time may not equal 100%.

Inflation-Indexed Bonds   If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Interest Rate   With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase an Underlying Fund’s exposure to risks associated with rising interest rates.

22	ING Solution Moderately Aggressive Portfolio

Liquidity   If a security is illiquid, an Underlying Fund might be unable to sell the security at a time when the manager might wish to sell, and the security could have the effect of decreasing the overall level of an Underlying Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount an Underlying Fund could realize upon disposition. An Underlying Fund may make investments that become less liquid in response to market developments or adverse investor perception. An Underlying Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to an Underlying Fund.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which the Underlying Funds invest. Rather, the market could favor securities to which the Underlying Funds are not exposed or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Underlying Funds costs and impair the ability of the Underlying Funds to achieve its investment objectives.

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio or an Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio and a proportionate share of the expenses of each Underlying Fund.

Real Estate Companies and Real Estate Investment Trusts (“REITs”)   Investing in real estate companies and REITs may subject an Underlying Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.

Sovereign Debt   These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio’s Class I shares’ performance from year to year, and the table compares the Portfolio’s Class I shares’ performance to the performance of a broad-based securities market index/indices for the same period. The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio’s past performance is no guarantee of future results.

ING Solution Moderately Aggressive Portfolio	23

Calendar Year Total Returns
(as of December 31 of each year)

Best quarter: 1st, 2012, 12.09% and Worst quarter: 3rd, 2011, (16.38)%

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs (or since inception)	10 Yrs	Inception Date
Class I	%	15.62	7.20	N/A	04/30/10
S&P Target Risk Aggressive Index[1]	%	15.47	8.72[2]	N/A	—

1	The index returns do not reflect deductions for fees, expenses, or taxes.

2	Reflects index performance since the date closest to the Class’ inception for which data is available.

PORTFOLIO MANAGEMENT

On March 18, 2013, shareholders of the Portfolio were sent a proxy statement, which asked shareholders to approve the appointment of ING Investment Management Co., LLC as the Sub-Adviser to the Portfolio. If shareholders approve this proposal, ING Investment Management Co., LLC will become the Sub-Adviser to the Portfolio; however, the individuals listed as members of the Investment Committee will continue to be responsible for the day-to-day management of the Portfolio. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Portfolio’s website at www.INGFunds.com/vp/literature.

Investment Adviser
Directed Services LLC

Investment Committee
Heather Hackett, CFA	Halvard Kvaale, CIMA
Committee Member (since 04/10)	Committee Member (since 08/12)
Paul Zemsky, CFA
Committee Member (since 04/10)

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

24	ING Solution Moderately Aggressive Portfolio

ING Solution Moderately Conservative Portfolio (formerly, ING Solution Moderate Portfolio)

INVESTMENT OBJECTIVE

The Portfolio seeks to provide a combination of total return and stability of principal through a diversified asset allocation strategy.

FEES AND EXPENSES OF THE PORTFOLIO

The tables describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The tables do not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

On March 18, 2013, shareholders of the Portfolio were sent a proxy statement, which asked shareholders to approve a new fee structure (the “Amended Fee Structure”), which would modify the fees payable to the Adviser. Under the proposed Amended Fee Structure, the current Management Fee rate would continue to be charged with respect to assets invested in underlying funds in the ING Fund Complex (“Underlying Funds”), but a higher Management Fee rate would be charged on assets invested in other types of securities.

If the Amended Fee Structure is approved by shareholders, the fees you would pay if you buy and hold shares of the Portfolio will change. The current fee structure is reflected in Fee Table A below. The Amended Fee Structure is reflected below in Fee Table B. Similarly, if the Amended Fee Structure is approved, the expenses you pay as a shareholder of the Portfolio may change. An example intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds is also included below. Expense Example Table A shows an example based on the current fee structure. Expense Example Table B shows an example based on the Amended Fee Structure.

There is no guarantee that shareholders will approve the Amended Fee Structure, in which case the Portfolio will continue to operate under the current fee structure. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Portfolio’s website at www.INGFunds.com/vp/literature.

Fee Table A - Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class	I
Management Fee	0.10%
Distribution and/or Shareholder Services (12b-1) Fees	None
Administrative Services Fee	0.10%
Other Expenses	0.02%
Acquired Fund Fees and Expenses	0.62%
Total Annual Portfolio Operating Expenses[2]	0.84%
Waivers and Reimbursements[3]	(0.10)%
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	0.74%

1	The expense ratio has been adjusted to reflect current fees.

2	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

3	The adviser is contractually obligated to limit expenses to 0.12% of Class I shares through May 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years.

Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Example Table A

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
I	$76	258	456	1,028

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.

Fee Table B - Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class	I
Management Fee[2]	0.14%
Distribution and/or Shareholder Services (12b-1) Fees	None
Administrative Services Fee	0.10%
Other Expenses	0.02%
Acquired Fund Fees and Expenses	0.62%
Total Annual Portfolio Operating Expenses[3]	0.88%
Waivers and Reimbursements[4]	(0.14)%
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	0.74%
1	The expense ratio has been adjusted to reflect current contractual rates.
2	Pending shareholder approval, the Portfolio’s Management Fee structure was changed to a “bifurcated fee” structure as follows: an annual rate of

ING Solution Moderately Conservative Portfolio	25

0.10% of the Portfolio’s average daily net assets invested in Underlying Funds within the ING Funds complex, and 0.30% of the Portfolio’s average daily net assets invested in direct investments, which include, but are not limited to, exchange-traded funds, securities issued by non-investment company issuers, such as operating companies, and derivative instruments. The Management Fee reflected in the table is calculated based on an estimated investment of 20% of the Portfolio’s assets in direct investments.
3	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.
4	The adviser is contractually obligated to limit expenses to 0.74% of Class I shares through at least May 1, 2018; the obligation does not extend to interest, taxes, brokerage commissions, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years.

Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Example Table B

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
I	$76	237	411	1,012

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-, three-, and five-year periods and the first five years of the ten-year period.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Example, affect the Portfolio’s performance.

During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 85% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests in a combination of Underlying Funds, which are actively managed funds or passively managed funds (index funds), that invest in U.S. stocks, international stocks, U.S. bonds, and other debt instruments and the Portfolio uses an asset allocation strategy designed for investors saving for retirement. The Portfolio’s current approximate target investment allocations (expressed as a percentage of its net assets) among the Underlying Funds are: 45% in equity securities; and 55% in debt instruments. As these are Target Allocations, the actual allocations of the Portfolio’s assets may deviate from the percentages shown.

The Target Allocations are measured with reference to the primary investment strategies of the Underlying Funds; actual exposure to equity securities and debt instruments will vary from the Target Allocations if an Underlying Fund is not substantially invested in accordance with its primary investment strategy. The Portfolio may periodically deviate from the Target Allocations based on an assessment of the current market conditions or other factors. Generally, the deviations fall within the range of +/- 10% relative to the current Target Allocations. The Portfolio may, in light of market conditions or other factors, deviate by a wider margin in order to protect the Portfolio, achieve its investment objective, or to take advantage of particular opportunities.

The Underlying Funds provide exposure to a wide range of traditional asset classes which include stocks, bonds, and cash and non-traditional asset classes (also known as alternative strategies) which include, but are not limited to, real estate, commodities, and floating rate loans.

Equity securities in which the Underlying Funds invest include, but are not limited to, domestic and international large-, mid-, and small-capitalization stocks (may be growth oriented, value oriented, or a blend); emerging market securities; domestic and international real estate stocks, including real estate investment trusts; and natural resource/commodity securities.

Debt instruments in which the Underlying Funds invest include, but are not limited to, domestic and international intermediate, long-term and short-term bonds; high-yield bonds commonly referred to as “junk bonds;” floating rate loans; and Treasury inflation protected securities.

The Portfolio may also invest in derivatives, including futures, and swaps (including interest rate swaps, total return swaps, and credit default swaps), to make tactical asset allocations, to seek to minimize risk, and to assist in managing cash.

The Portfolio may invest up to 20% of its total assets in exchange-traded funds.

The Portfolio may also allocate in the future to the following asset class: emerging markets debt instruments. There can be no assurance that this allocation will occur.

The Portfolio will be rebalanced periodically to return to the Target Allocation. The Target Allocation may be changed at any time by the Sub-Adviser.

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio. The value of your investment in the Portfolio changes with the values of the Underlying Funds and their investments. Any of the following risks, among others, could affect the Portfolio’s or an Underlying Fund’s performance or cause the Portfolio or an Underlying Fund to lose money or to underperform market averages of other funds.

Asset Allocation   Assets will be allocated among Underlying Funds and markets based on judgments by the Adviser. There is a risk that the Portfolio may allocate assets to an Underlying Fund or asset class that underperforms other funds or asset classes.

26	ING Solution Moderately Conservative Portfolio

Call   During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, an Underlying Fund would experience a decline in income.

Commodities   The operations and financial performance of companies in natural resources industries may be directly affected by commodity prices. This risk is exacerbated for those natural resources companies that own the underlying commodity.

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Credit   Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Credit Default Swaps   The Portfolio or an Underlying Fund may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the Portfolio or an Underlying Fund pays a fee to protect against the risk that a security held by the Portfolio or the Underlying Fund will default. As a seller of the swap, the Portfolio or an Underlying Fund receives payment(s) in return for its obligation to pay the counterparty the full national value of the security in the event of a default of the security issuer. As a seller of a swap, the Portfolio or an Underlying Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio or an Underlying Fund would be subject to investment exposure on the notional value of the swap. Credit default swaps are largely unregulated and susceptible to liquidity, credit, and counterparty risks.

Currency   To the extent that an Underlying Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio or an Underlying Fund and reduce its returns. Derivatives may not perform as expected, so the Portfolio or an Underlying Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio or an Underlying Fund to the risk of improper valuation.

Floating Rate Loans   The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans and many floating rate loans are subject to restrictions on resale.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Underlying Funds experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Foreign investment risks may be greater in developing and emerging markets than in developed markets. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

High-Yield Securities   Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Index Strategy   The index selected may underperform the overall market and an Underlying Fund might fail to track its target index. The correlation between an Underlying Fund and index performance may be affected by the Underlying Fund’s expenses and the timing of purchases and redemptions of the Underlying Fund’s shares. An Underlying Fund’s actual holdings might not match the Index and the Underlying Fund’s effective exposure to index securities at any given time may not equal 100%.

Inflation-Indexed Bonds   If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Interest Rate   With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase an Underlying Fund’s exposure to risks associated with rising interest rates.

ING Solution Moderately Conservative Portfolio	27

Liquidity   If a security is illiquid, an Underlying Fund might be unable to sell the security at a time when the manager might wish to sell, and the security could have the effect of decreasing the overall level of an Underlying Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount an Underlying Fund could realize upon disposition. An Underlying Fund may make investments that become less liquid in response to market developments or adverse investor perception. An Underlying Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to an Underlying Fund.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which the Underlying Funds invest. Rather, the market could favor securities to which the Underlying Funds are not exposed or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Underlying Funds costs and impair the ability of the Underlying Funds to achieve its investment objectives.

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio or an Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio and a proportionate share of the expenses of each Underlying Fund.

Real Estate Companies and Real Estate Investment Trusts (“REITs”)   Investing in real estate companies and REITs may subject an Underlying Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.

Sovereign Debt   These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio’s Class I shares’ performance from year to year, and the table compares the Portfolio’s Class I shares’ performance to the performance of a broad-based securities market index/indices for the same period. The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio’s past performance is no guarantee of future results.

28	ING Solution Moderately Conservative Portfolio

Calendar Year Total Returns
(as of December 31 of each year)

Best quarter: 2nd, 2009, 12.29% and Worst quarter: 4th, 2008, (13.01)%

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs	10 Yrs (or since inception)	Inception Date
Class I	%	12.23	2.91	2.72	07/02/07
S&P Target Risk Moderate Index[1]	%	8.86	2.68	2.85[2]	—

1	The index returns do not reflect deductions for fees, expenses, or taxes.

2	Reflects index performance since the date closest to the Class’ inception for which data is available.

PORTFOLIO MANAGEMENT

On March 18, 2013, shareholders of the Portfolio were sent a proxy statement, which asked shareholders to approve the appointment of ING Investment Management Co., LLC as the Sub-Adviser to the Portfolio. If shareholders approve this proposal, ING Investment Management Co., LLC will become the Sub-Adviser to the Portfolio; however, the individuals listed as members of the Investment Committee will continue to be responsible for the day-to-day management of the Portfolio. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Portfolio’s website at www.INGFunds.com/vp/literature.

Investment Adviser
Directed Services LLC

Investment Committee
Heather Hackett, CFA	Halvard Kvaale, CIMA
Committee Member (since 08/09)	Committee Member (since 08/12)
Paul Zemsky, CFA
Committee Member (since 12/07)

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

ING Solution Moderately Conservative Portfolio	29

ING Solution 2015 Portfolio

INVESTMENT OBJECTIVE

Until the day prior to its Target Date (defined below), the Portfolio seeks to provide total return consistent with an asset allocation targeted at retirement in approximately 2015. On the Target Date, the Portfolio’s investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

FEES AND EXPENSES OF THE PORTFOLIO

The tables describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The tables do not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

On March 18, 2013, shareholders of the Portfolio were sent a proxy statement, which asked shareholders to approve a new fee structure (the “Amended Fee Structure”), which would modify the fees payable to the Adviser. Under the proposed Amended Fee Structure, the current Management Fee rate would continue to be charged with respect to assets invested in underlying funds in the ING Fund Complex (“Underlying Funds”), but a higher Management Fee rate would be charged on assets invested in other types of securities.

If the Amended Fee Structure is approved by shareholders, the fees you would pay if you buy and hold shares of the Portfolio will change. The current fee structure is reflected in Fee Table A below. The Amended Fee Structure is reflected below in Fee Table B. Similarly, if the Amended Fee Structure is approved, the expenses you pay as a shareholder of the Portfolio may change. An example intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds is also included below. Expense Example Table A shows an example based on the current fee structure. Expense Example Table B shows an example based on the Amended Fee Structure.

There is no guarantee that shareholders will approve the Amended Fee Structure, in which case the Portfolio will continue to operate under the current fee structure. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Portfolio’s website at www.INGFunds.com/vp/literature.

Fee Table A - Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class	I
Management Fee	0.10%
Distribution and/or Shareholder Services (12b-1) Fees	None
Administrative Services Fee	0.10%
Other Expenses	0.03%
Acquired Fund Fees and Expenses	0.61%
Total Annual Portfolio Operating Expenses[2]	0.84%
Waivers and Reimbursements[3]	(0.11)%
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	0.73%

1	The expense ratio has been adjusted to reflect current fees.

2	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

3	The adviser is contractually obligated to limit expenses to 0.12% of Class I shares through May 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years.

Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Example Table A

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
I	$75	257	455	1,027

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.

Fee Table B - Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class	I
Management Fee[2]	0.14%
Distribution and/or Shareholder Services (12b-1) Fees	None
Administrative Services Fee	0.10%
Other Expenses	0.03%
Acquired Fund Fees and Expenses	0.61%
Total Annual Portfolio Operating Expenses[3]	0.88%
Waivers and Reimbursements[4]	(0.15)%

30	ING Solution 2015 Portfolio

Class	I
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	0.73%

1	The expense ratio has been adjusted to reflect current contractual rates.

2	Pending shareholder approval, the Portfolio’s Management Fee structure was changed to a “bifurcated fee” structure as follows: an annual rate of 0.10% of the Portfolio’s average daily net assets invested in Underlying Funds within the ING Funds complex, and 0.30% of the Portfolio’s average daily net assets invested in direct investments, which include, but are not limited to, exchange-traded funds, securities issued by non-investment company issuers, such as operating companies, and derivative instruments. The Management Fee reflected in the table is calculated based on an estimated investment of 20% of the Portfolio’s assets in direct investments.

3	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

4	The adviser is contractually obligated to limit expenses to 0.73% of Class I shares through at least May 1, 2018; the obligation does not extend to interest, taxes, brokerage commissions, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years.

Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Example Table B

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
I	$75	233	406	1,007

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-, three-, and five-year periods and the first five years of the ten-year period.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Example, affect the Portfolio’s performance.

During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 63% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests in a combination of Underlying Funds, which are actively managed funds or passively managed funds (index funds), that invest in U.S. stocks, international stocks, U.S. bonds, and other debt instruments and the Portfolio uses an asset allocation strategy designed for investors expecting to retire around the year 2015. The Portfolio’s current approximate target investment allocations (expressed as a percentage of its net assets) among the Underlying Funds are as follows: 42% in equity securities; and 58% in debt instruments. As these are Target Allocations, the actual allocations of the Portfolio’s assets may deviate from the percentages shown.

The Target Allocations are measured with reference to the primary investment strategies of the Underlying Funds; actual exposure to equity securities and debt instruments will vary from the Target Allocations if an Underlying Fund is not substantially invested in accordance with its primary investment strategy. The Portfolio may periodically deviate from the Target Allocations based on an assessment of the current market conditions or other factors. Generally, the deviations fall within the range of +/- 10% relative to the current Target Allocations. The Portfolio may, in light of market conditions or other factors, deviate by a wider margin in order to protect the Portfolio, achieve its investment objective, or to take advantage of particular opportunities.

The Underlying Funds provide exposure to a wide range of traditional asset classes which include stocks, bonds, and cash and non-traditional asset classes (also known as alternative strategies) which include, but are not limited to, real estate, commodities, and floating rate loans.

Equity securities in which the Underlying Funds invest include, but are not limited to, domestic and international large-, mid-, and small-capitalization stocks (may be growth oriented, value oriented, or a blend); emerging market securities; domestic and international real estate stocks, including real estate investment trusts; and natural resource/commodity securities.

Debt instruments in which the Underlying Funds invest include, but are not limited to, domestic and international intermediate, long-term and short-term bonds; high-yield bonds commonly referred to as “junk bonds;” floating rate loans; and Treasury inflation protected securities.

The Portfolio may also invest in derivatives, including futures, and swaps (including interest rate swaps, total return swaps, and credit default swaps), to make tactical asset allocations, to seek to minimize risk, and to assist in managing cash.

The Portfolio may invest up to 20% of its total assets in exchange-traded funds.

The Portfolio may also allocate in the future to the following asset class: emerging markets debt instruments. There can be no assurance that this allocation will occur.

The Portfolio is designed primarily for long-term investors in tax-advantaged accounts. The Portfolio is structured and managed around a specific target retirement or financial goal date 2015 (“Target Date”). The Target Date is the approximate year that an investor in the Portfolio would plan to make withdrawals from the Portfolio for retirement or other financial goals. The chart below shows the glide path and illustrates how the equity securities and debt instruments allocations will change over time. Generally, the Portfolio’s glide path will transition to the target

ING Solution 2015 Portfolio	31

asset allocations illustrated below on an annual basis and become more conservative as the Portfolio approaches the Target Date. As the Portfolio approaches its Target Date in 2015, the Portfolio’s Target Allocation is anticipated to be the same as that of ING Solution Income Portfolio, which is equal to approximately 35% equity securities and 65% debt instruments.

As the Portfolio’s Target Allocation migrates toward that of ING Solution Income Portfolio by the Target Date, it is anticipated that the Portfolio would be merged with and into the ING Solution Income Portfolio. The ING Solution Income Portfolio is for those investors who are retired, nearing retirement or in need of making withdrawals from their portfolio soon.

In summary, the Portfolio is designed for an investor who plans to withdraw the value of the investor’s investments in the Portfolio gradually on or after the Target Date. The mix of investments in the Portfolio’s Target Allocation will change over time and seek to reduce investment risk as the Portfolio approaches its Target Date.

The Portfolio will be rebalanced periodically to return to the Target Allocation. The Target Allocation may be changed at any time by the Sub-Adviser.

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio, even near, at, or after the Target Date. There is no guarantee that the Portfolio will provide adequate income at and through your retirement or for any of your financial goals. The value of your investment in the Portfolio changes with the values of the Underlying Funds and their investments. Any of the following risks, among others, could affect the Portfolio’s or an Underlying Fund’s performance or cause the Portfolio or an Underlying Fund to lose money or to underperform market averages of other funds.

Asset Allocation   Assets will be allocated among Underlying Funds and markets based on judgments by the Adviser. There is a risk that the Portfolio may allocate assets to an Underlying Fund or asset class that underperforms other funds or asset classes.

Call   During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, an Underlying Fund would experience a decline in income.

Commodities   The operations and financial performance of companies in natural resources industries may be directly affected by commodity prices. This risk is exacerbated for those natural resources companies that own the underlying commodity.

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Credit   Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Credit Default Swaps   The Portfolio or an Underlying Fund may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the Portfolio or an Underlying Fund pays a fee to protect against the risk that a security held by the Portfolio or the Underlying Fund will default. As a seller of the swap, the Portfolio or an Underlying Fund receives payment(s) in return for its obligation to pay the counterparty the full national value of the security in the event of a default of the security issuer. As a seller of a swap, the Portfolio or an Underlying Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio or an Underlying Fund would be subject to investment exposure on the notional value of the swap. Credit default swaps are largely unregulated and susceptible to liquidity, credit, and counterparty risks.

Currency   To the extent that an Underlying Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio or an Underlying Fund and reduce its returns. Derivatives may not perform as expected, so the Portfolio or an Underlying Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio or an Underlying Fund to the risk of improper valuation.

Floating Rate Loans   The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans and many floating rate loans are subject to restrictions on resale.

32	ING Solution 2015 Portfolio

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Underlying Funds experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Foreign investment risks may be greater in developing and emerging markets than in developed markets. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

High-Yield Securities   Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Index Strategy   The index selected may underperform the overall market and an Underlying Fund might fail to track its target index. The correlation between an Underlying Fund and index performance may be affected by the Underlying Fund’s expenses and the timing of purchases and redemptions of the Underlying Fund’s shares. An Underlying Fund’s actual holdings might not match the Index and the Underlying Fund’s effective exposure to index securities at any given time may not equal 100%.

Inflation-Indexed Bonds   If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Interest Rate   With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase an Underlying Fund’s exposure to risks associated with rising interest rates.

Liquidity   If a security is illiquid, an Underlying Fund might be unable to sell the security at a time when the manager might wish to sell, and the security could have the effect of decreasing the overall level of an Underlying Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount an Underlying Fund could realize upon disposition. An Underlying Fund may make investments that become less liquid in response to market developments or adverse investor perception. An Underlying Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to an Underlying Fund.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which the Underlying Funds invest. Rather, the market could favor securities to which the Underlying Funds are not exposed or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Underlying Funds costs and impair the ability of the Underlying Funds to achieve its investment objectives.

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio or an Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio and a proportionate share of the expenses of each Underlying Fund.

Real Estate Companies and Real Estate Investment Trusts (“REITs”)   Investing in real estate companies and REITs may subject an Underlying Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws,

ING Solution 2015 Portfolio	33

regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.

Sovereign Debt   These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio’s Class I shares’ performance from year to year, and the table compares the Portfolio’s Class I shares’ performance to the performance of a broad-based securities market index/indices for the same period. The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio’s past performance is no guarantee of future results.

Calendar Year Total Returns
(as of December 31 of each year)

Best quarter: 2nd, 2009, 13.79% and Worst quarter: 4th, 2008, (15.58)%

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs	10 Yrs (or since inception)	Inception Date
Class I	%	11.70	2.20	4.44	04/29/05
S&P Target Date 2015 Index[1]	%	10.60	3.24	5.42[2]	—
Russell 3000® Index[1]	%	16.42	2.04	5.37[2]	—
MSCI EAFE® Index[3]	%	17.32	(3.69)	4.05[2]	—
BCAB Index[1]	%	4.21	5.95	5.54[2]	—

1	The index returns do not reflect deductions for fees, expenses, or taxes.

2	Reflects index performance since the date closest to the Class’ inception for which data is available.

3	The index returns include the reinvestment of dividends and distributions net of withholding taxes, but do not reflect fees, brokerage commissions, or other expenses.

PORTFOLIO MANAGEMENT

On March 18, 2013, shareholders of the Portfolio were sent a proxy statement, which asked shareholders to approve the appointment of ING Investment Management Co., LLC as the Sub-Adviser to the Portfolio. If shareholders approve this proposal, ING Investment Management Co., LLC will become the Sub-Adviser to the Portfolio; however, the individuals listed as members of the Investment Committee will continue to be responsible for the day-to-day management of the Portfolio. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Portfolio’s website at www.INGFunds.com/vp/literature.

Investment Adviser
Directed Services LLC

Investment Committee
Heather Hackett, CFA	Halvard Kvaale, CIMA
Committee Member (since 08/09)	Committee Member (since 08/12)
Paul Zemsky, CFA
Committee Member (since 12/07)

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not

34	ING Solution 2015 Portfolio

cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

ING Solution 2015 Portfolio	35

ING Solution 2020 Portfolio

INVESTMENT OBJECTIVE

Until the day prior to its Target Date (defined below), the Portfolio seeks to provide total return consistent with an asset allocation targeted at retirement in approximately 2020. On the Target Date, the Portfolio’s investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

FEES AND EXPENSES OF THE PORTFOLIO

The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class	I
Management Fee[2]	0.14%
Distribution and/or Shareholder Services (12b-1) Fees	None
Administrative Services Fee	0.10%
Other Expenses	45.18%
Acquired Fund Fees and Expenses	0.64%
Total Annual Portfolio Operating Expenses[3]	46.06%
Waivers and Reimbursements[4]	(45.30)%
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	0.76%

1	The expense ratio has been adjusted to reflect current contractual rates.

2	Effective April 30, 2013, the Portfolio’s Management Fee structure was changed to a “bifurcated fee” structure as follows: an annual rate of 0.10% of the Portfolio’s average daily net assets invested in Underlying Funds within the ING Funds complex, and 0.30% of the Portfolio’s average daily net assets invested in direct investments, which include, but are not limited to, exchange-traded funds, securities issued by non-investment company issuers, such as operating companies, and derivative instruments. The Management Fee reflected in the table is calculated based on an estimated investment of 20% of the Portfolio’s assets in direct investments.

3	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

4	The adviser is contractually obligated to limit expenses to 0.76% of Class I shares through at least May 1, 2018; the obligation does not extend to interest, taxes, brokerage commissions, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years.

Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
I	$78	243	422	10,614

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-, three-, and five-year periods and the first five years of the ten-year period.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Example, affect the Portfolio’s performance.

During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 72% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests in a combination of Underlying Funds, which are actively managed funds or passively managed funds (index funds), that invest in U.S. stocks, international stocks, U.S. bonds, and other debt instruments and the Portfolio uses an asset allocation strategy designed for investors expecting to retire around the year 2020. The Portfolio’s current approximate target investment allocations (expressed as a percentage of its net assets) among the Underlying Funds are as follows: 55% in equity securities; and 45% in debt instruments. As these are Target Allocations, the actual allocations of the Portfolio’s assets may deviate from the percentages shown.

The Target Allocations are measured with reference to the primary investment strategies of the Underlying Funds; actual exposure to equity securities and debt instruments will vary from the Target Allocations if an Underlying Fund is not substantially invested in accordance with its primary investment strategy. The Portfolio may periodically deviate from the Target Allocations based on an assessment of the current market conditions or other factors. Generally, the deviations fall within the range of +/- 10% relative to the current Target Allocations. The sub-adviser (“Sub-Adviser”)

36	ING Solution 2020 Portfolio

may determine, in light of market conditions or other factors, to deviate by a wider margin in order to protect the Portfolio, achieve its investment objective, or to take advantage of particular opportunities.

The Underlying Funds provide exposure to a wide range of traditional asset classes which include stocks, bonds, and cash and non-traditional asset classes (also known as alternative strategies) which include, but are not limited to, real estate, commodities, and floating rate loans.

Equity securities in which the Underlying Funds invest include, but are not limited to, domestic and international large-, mid-, and small-capitalization stocks (may be growth oriented, value oriented, or a blend); emerging market securities; domestic and international real estate stocks, including real estate investment trusts; and natural resource/commodity securities.

Debt instruments in which the Underlying Funds invest include, but are not limited to, domestic and international intermediate, long-term and short-term bonds; high-yield bonds commonly referred to as “junk bonds;” floating rate loans; and Treasury inflation protected securities.

The Portfolio may also invest in derivatives, including futures, and swaps (including interest rate swaps, total return swaps, and credit default swaps), to make tactical asset allocations, to seek to minimize risk, and to assist in managing cash.

The Portfolio may invest up to 20% of its total assets in exchange-traded funds.

The Portfolio may also allocate in the future to the following asset class: emerging markets debt instruments. There can be no assurance that this allocation will occur.

The Portfolio is designed primarily for long-term investors in tax-advantaged accounts. The Portfolio is structured and managed around a specific target retirement or financial goal date 2020 (“Target Date”). The Target Date is the approximate year that an investor in the Portfolio would plan to make withdrawals from the Portfolio for retirement or other financial goals. The chart below shows the glide path and illustrates how the equity securities and debt instruments allocations will change over time. Generally, the Portfolio’s glide path will transition to the target asset allocations illustrated below on an annual basis and become more conservative as the Portfolio approaches the Target Date. As the Portfolio approaches its Target Date in 2020, the Portfolio’s Target Allocation is anticipated to be the same as that of ING Solution Income Portfolio, which is equal to approximately 35% equity securities and 65% debt securities.

As the Portfolio’s Target Allocation migrates toward that of ING Solution Income Portfolio by the Target Date, it is anticipated that the Portfolio would be merged with and into the ING Solution Income Portfolio. The ING Solution Income Portfolio is for those investors who are retired, nearing retirement or in need of making withdrawals from their portfolio soon.

In summary, the Portfolio is designed for an investor who plans to withdraw the value of the investor’s investments in the Portfolio gradually on or after the Target Date. The mix of investments in the Portfolio’s Target Allocation will change over time and seek to reduce investment risk as the Portfolio approaches its Target Date.

The Portfolio will be rebalanced periodically to return to the Target Allocation. The Target Allocation may be changed at any time by the Sub-Adviser.

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio, even near, at, or after the Target Date. There is no guarantee that the Portfolio will provide adequate income at and through your retirement or for any of your financial goals. The value of your investment in the Portfolio changes with the values of the Underlying Funds and their investments. Any of the following risks, among others, could affect the Portfolio’s or an Underlying Fund’s performance or cause the Portfolio or an Underlying Fund to lose money or to underperform market averages of other funds.

Asset Allocation   Assets will be allocated among Underlying Funds and markets based on judgments by the Adviser. There is a risk that the Portfolio may allocate assets to an Underlying Fund or asset class that underperforms other funds or asset classes.

Call   During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, an Underlying Fund would experience a decline in income.

Commodities   The operations and financial performance of companies in natural resources industries may be directly affected by commodity prices. This risk is exacerbated for those natural resources companies that own the underlying commodity.

ING Solution 2020 Portfolio	37

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Credit   Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Credit Default Swaps   The Portfolio or an Underlying Fund may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the Portfolio or an Underlying Fund pays a fee to protect against the risk that a security held by the Portfolio or the Underlying Fund will default. As a seller of the swap, the Portfolio or an Underlying Fund receives payment(s) in return for its obligation to pay the counterparty the full national value of the security in the event of a default of the security issuer. As a seller of a swap, the Portfolio or an Underlying Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio or an Underlying Fund would be subject to investment exposure on the notional value of the swap. Credit default swaps are largely unregulated and susceptible to liquidity, credit, and counterparty risks.

Currency   To the extent that an Underlying Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio or an Underlying Fund and reduce its returns. Derivatives may not perform as expected, so the Portfolio or an Underlying Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio or an Underlying Fund to the risk of improper valuation.

Floating Rate Loans   The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans and many floating rate loans are subject to restrictions on resale.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Underlying Funds experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Foreign investment risks may be greater in developing and emerging markets than in developed markets. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

High-Yield Securities   Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Index Strategy   The index selected may underperform the overall market and an Underlying Fund might fail to track its target index. The correlation between an Underlying Fund and index performance may be affected by the Underlying Fund’s expenses and the timing of purchases and redemptions of the Underlying Fund’s shares. An Underlying Fund’s actual holdings might not match the Index and the Underlying Fund’s effective exposure to index securities at any given time may not equal 100%.

Inflation-Indexed Bonds   If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Interest Rate   With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase an Underlying Fund’s exposure to risks associated with rising interest rates.

Liquidity   If a security is illiquid, an Underlying Fund might be unable to sell the security at a time when the manager might wish to sell, and the security could have the effect of decreasing the overall level of an Underlying Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount an Underlying Fund could realize upon disposition. An Underlying Fund may make investments that become less liquid in response

38	ING Solution 2020 Portfolio

to market developments or adverse investor perception. An Underlying Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to an Underlying Fund.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which the Underlying Funds invest. Rather, the market could favor securities to which the Underlying Funds are not exposed or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Underlying Funds costs and impair the ability of the Underlying Funds to achieve its investment objectives.

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio or an Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio and a proportionate share of the expenses of each Underlying Fund.

Real Estate Companies and Real Estate Investment Trusts (“REITs”)   Investing in real estate companies and REITs may subject an Underlying Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.

Sovereign Debt   These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the Portfolio’s Class I shares’ performance for the first full calendar year of operations, and the table compares the Portfolio’s Class I shares’ performance to the performance of a broad-based securities market index/indices for the same period. The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio’s past performance is no guarantee of future results.

Calendar Year Total Returns
(as of December 31)

Best quarter: 1st, 2012, 8.75% and Worst quarter: 2nd, 2012, (2.20)%

ING Solution 2020 Portfolio	39

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs (or since inception)	10 Yrs	Inception Date
Class I	%	12.22	17.27	N/A	10/03/11
S&P Target Date 2020 Index[1]	%	11.76	17.47	N/A	—

1	The index returns do not reflect deductions for fees, expenses, or taxes.

PORTFOLIO MANAGEMENT

Investment Adviser	Sub-Adviser
Directed Services LLC	ING Investment Management Co. LLC

Portfolio Managers
Heather Hackett, CFA	Halvard Kvaale,CIMA
Portfolio Manager (since 09/11)	Portfolio Manager (since 08/12)
Paul Zemsky, CFA
Portfolio Manager (since 09/11)

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

40	ING Solution 2020 Portfolio

ING Solution 2025 Portfolio

INVESTMENT OBJECTIVE

Until the day prior to its Target Date (defined below), the Portfolio seeks to provide total return consistent with an asset allocation targeted at retirement in approximately 2025. On the Target Date, the Portfolio’s investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

FEES AND EXPENSES OF THE PORTFOLIO

The tables describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The tables do not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

On March 18, 2013, shareholders of the Portfolio were sent a proxy statement, which asked shareholders to approve a new fee structure (the “Amended Fee Structure”), which would modify the fees payable to the Adviser. Under the proposed Amended Fee Structure, the current Management Fee rate would continue to be charged with respect to assets invested in underlying funds in the ING Fund Complex (“Underlying Funds”), but a higher Management Fee rate would be charged on assets invested in other types of securities.

If the Amended Fee Structure is approved by shareholders, the fees you would pay if you buy and hold shares of the Portfolio will change. The current fee structure is reflected in Fee Table A below. The Amended Fee Structure is reflected below in Fee Table B. Similarly, if the Amended Fee Structure is approved, the expenses you pay as a shareholder of the Portfolio may change. An example intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds is also included below. Expense Example Table A shows an example based on the current fee structure. Expense Example Table B shows an example based on the Amended Fee Structure.

There is no guarantee that shareholders will approve the Amended Fee Structure, in which case the Portfolio will continue to operate under the current fee structure. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Portfolio’s website at www.INGFunds.com/vp/literature.

Fee Table A - Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class	I
Management Fee	0.10%
Distribution and/or Shareholder Services (12b-1) Fees	None
Administrative Services Fee	0.10%
Other Expenses	0.03%
Acquired Fund Fees and Expenses	0.69%
Total Annual Portfolio Operating Expenses[2]	0.92%
Waivers and Reimbursements[3]	(0.11)%
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	0.81%

1	The expense ratio has been adjusted to reflect current fees.

2	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

3	The adviser is contractually obligated to limit expenses to 0.12% of Class I shares through May 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years.

Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Example Table A

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
I	$83	282	499	1,121

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.

Fee Table B - Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class	I
Management Fee[2]	0.14%
Distribution and/or Shareholder Services (12b-1) Fees	None
Administrative Services Fee	0.10%
Other Expenses	0.03%
Acquired Fund Fees and Expenses	0.69%
Total Annual Portfolio Operating Expenses[3]	0.96%
Waivers and Reimbursements[4]	(0.16)%

ING Solution 2025 Portfolio	41

Class	I
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	0.80%

1	The expense ratio has been adjusted to reflect current contractual rates.

2	Pending shareholder approval, the Portfolio’s Management Fee structure was changed to a “bifurcated fee” structure as follows: an annual rate of 0.10% of the Portfolio’s average daily net assets invested in Underlying Funds within the ING Funds complex, and 0.30% of the Portfolio’s average daily net assets invested in direct investments, which include, but are not limited to, exchange-traded funds, securities issued by non-investment company issuers, such as operating companies, and derivative instruments. The Management Fee reflected in the table is calculated based on an estimated investment of 20% of the Portfolio’s assets in direct investments.

3	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

4	The adviser is contractually obligated to limit expenses to 0.80% of Class I shares through at least May 1, 2018; the obligation does not extend to interest, taxes, brokerage commissions, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years.

Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Example Table B

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
I	$82	255	444	1,096

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-, three-, and five-year periods and the first five years of the ten-year period.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Example, affect the Portfolio’s performance.

During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 65% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests in a combination of Underlying Funds, which are actively managed funds or passively managed funds (index funds), that invest in U.S. stocks, international stocks, U.S. bonds, and other debt instruments and the Portfolio uses an asset allocation strategy designed for investors expecting to retire around the year 2025. The Portfolio’s current approximate target investment allocations (expressed as a percentage of its net assets) among the Underlying Funds are as follows: 66% in equity securities; and 34% in debt instruments. As these are Target Allocations, the actual allocations of the Portfolio’s assets may deviate from the percentages shown.

The Target Allocations are measured with reference to the primary investment strategies of the Underlying Funds; actual exposure to equity securities and debt instruments will vary from the Target Allocations if an Underlying Fund is not substantially invested in accordance with its primary investment strategy. The Portfolio may periodically deviate from the Target Allocations based on an assessment of the current market conditions or other factors. Generally, the deviations fall within the range of +/- 10% relative to the current Target Allocations. The Portfolio may, in light of market conditions or other factors, deviate by a wider margin in order to protect the Portfolio, achieve its investment objective, or to take advantage of particular opportunities.

The Underlying Funds provide exposure to a wide range of traditional asset classes which include stocks, bonds, and cash and non-traditional asset classes (also known as alternative strategies) which include, but are not limited to, real estate, commodities, and floating rate loans.

Equity securities in which the Underlying Funds invest include, but are not limited to, domestic and international large-, mid-, and small-capitalization stocks (may be growth oriented, value oriented, or a blend); emerging market securities; domestic and international real estate stocks, including real estate investment trusts; and natural resource/commodity securities.

Debt instruments in which the Underlying Funds invest include, but are not limited to, domestic and international intermediate, long-term and short-term bonds; high-yield bonds commonly referred to as “junk bonds;” floating rate loans; and Treasury inflation protected securities.

The Portfolio may also invest in derivatives, including futures, and swaps (including interest rate swaps, total return swaps, and credit default swaps), to make tactical asset allocations, to seek to minimize risk, and to assist in managing cash.

The Portfolio may invest up to 20% of its total assets in exchange-traded funds.

The Portfolio may also allocate in the future to the following asset class: emerging markets debt instruments. There can be no assurance that this allocation will occur.

The Portfolio is designed primarily for long-term investors in tax-advantaged accounts. The Portfolio is structured and managed around a specific target retirement or financial goal date 2025 (“Target Date”). The Target Date is the approximate year that an investor in the Portfolio would plan to make withdrawals from the Portfolio for retirement or other financial goals. The chart below shows the glide path and illustrates how the equity securities and debt instruments allocations will change over time. Generally, the Portfolio’s glide path will transition to the target

42	ING Solution 2025 Portfolio

asset allocations illustrated below on an annual basis and become more conservative as the Portfolio approaches the Target Date. As the Portfolio approaches its Target Date in 2025, the Portfolio’s Target Allocation is anticipated to be the same as that of ING Solution Income Portfolio, which is equal to approximately 35% equity securities and 65% debt instruments.

As the Portfolio’s Target Allocation migrates toward that of ING Solution Income Portfolio by the Target Date, it is anticipated that the Portfolio would be merged with and into the ING Solution Income Portfolio. The ING Solution Income Portfolio is for those investors who are retired, nearing retirement or in need of making withdrawals from their portfolio soon.

In summary, the Portfolio is designed for an investor who plans to withdraw the value of the investor’s investments in the Portfolio gradually on or after the Target Date. The mix of investments in the Portfolio’s Target Allocation will change over time and seek to reduce investment risk as the Portfolio approaches its Target Date.

The Portfolio will be rebalanced periodically to return to the Target Allocation. The Target Allocation may be changed at any time by the Sub-Adviser.

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio, even near, at, or after the Target Date. There is no guarantee that the Portfolio will provide adequate income at and through your retirement or for any of your financial goals. The value of your investment in the Portfolio changes with the values of the Underlying Funds and their investments. Any of the following risks, among others, could affect the Portfolio’s or an Underlying Fund’s performance or cause the Portfolio or an Underlying Fund to lose money or to underperform market averages of other funds.

Asset Allocation   Assets will be allocated among Underlying Funds and markets based on judgments by the Adviser. There is a risk that the Portfolio may allocate assets to an Underlying Fund or asset class that underperforms other funds or asset classes.

Call   During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, an Underlying Fund would experience a decline in income.

Commodities   The operations and financial performance of companies in natural resources industries may be directly affected by commodity prices. This risk is exacerbated for those natural resources companies that own the underlying commodity.

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Credit   Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Credit Default Swaps   The Portfolio or an Underlying Fund may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the Portfolio or an Underlying Fund pays a fee to protect against the risk that a security held by the Portfolio or the Underlying Fund will default. As a seller of the swap, the Portfolio or an Underlying Fund receives payment(s) in return for its obligation to pay the counterparty the full national value of the security in the event of a default of the security issuer. As a seller of a swap, the Portfolio or an Underlying Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio or an Underlying Fund would be subject to investment exposure on the notional value of the swap. Credit default swaps are largely unregulated and susceptible to liquidity, credit, and counterparty risks.

Currency   To the extent that an Underlying Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio or an Underlying Fund and reduce its returns. Derivatives may not perform as expected, so the Portfolio or an Underlying Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio or an Underlying Fund to the risk of improper valuation.

Floating Rate Loans   The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans and many floating rate loans are subject to restrictions on resale.

ING Solution 2025 Portfolio	43

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Underlying Funds experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Foreign investment risks may be greater in developing and emerging markets than in developed markets. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

High-Yield Securities   Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Index Strategy   The index selected may underperform the overall market and an Underlying Fund might fail to track its target index. The correlation between an Underlying Fund and index performance may be affected by the Underlying Fund’s expenses and the timing of purchases and redemptions of the Underlying Fund’s shares. An Underlying Fund’s actual holdings might not match the Index and the Underlying Fund’s effective exposure to index securities at any given time may not equal 100%.

Inflation-Indexed Bonds   If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Interest Rate   With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase an Underlying Fund’s exposure to risks associated with rising interest rates.

Liquidity   If a security is illiquid, an Underlying Fund might be unable to sell the security at a time when the manager might wish to sell, and the security could have the effect of decreasing the overall level of an Underlying Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount an Underlying Fund could realize upon disposition. An Underlying Fund may make investments that become less liquid in response to market developments or adverse investor perception. An Underlying Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to an Underlying Fund.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which the Underlying Funds invest. Rather, the market could favor securities to which the Underlying Funds are not exposed or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Underlying Funds costs and impair the ability of the Underlying Funds to achieve its investment objectives.

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio or an Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio and a proportionate share of the expenses of each Underlying Fund.

Real Estate Companies and Real Estate Investment Trusts (“REITs”)   Investing in real estate companies and REITs may subject an Underlying Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws,

44	ING Solution 2025 Portfolio

regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.

Sovereign Debt   These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio’s Class I shares’ performance from year to year, and the table compares the Portfolio’s Class I shares’ performance to the performance of a broad-based securities market index/indices for the same period. The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio’s past performance is no guarantee of future results.

Calendar Year Total Returns
(as of December 31 of each year)

Best quarter: 2nd, 2009, 16.73% and Worst quarter: 4th, 2008, (19.43)%

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs	10 Yrs (or since inception)	Inception Date
Class I	%	13.83	1.06	4.19	04/29/05
S&P Target Date 2025 Index[1]	%	12.79	2.65	5.54[2]	—
Russell 3000® Index[1]	%	16.42	2.04	5.37[2]	—
MSCI EAFE® Index[3]	%	17.32	(3.69)	4.05[2]	—
BCAB Index[1]	%	4.21	5.95	5.54[2]	—

1	The index returns do not reflect deductions for fees, expenses, or taxes.

2	Reflects index performance since the date closest to the Class’ inception for which data is available.

3	The index returns include the reinvestment of dividends and distributions net of withholding taxes, but do not reflect fees, brokerage commissions, or other expenses.

PORTFOLIO MANAGEMENT

On March 18, 2013, shareholders of the Portfolio were sent a proxy statement, which asked shareholders to approve the appointment of ING Investment Management Co., LLC as the Sub-Adviser to the Portfolio. If shareholders approve this proposal, ING Investment Management Co., LLC will become the Sub-Adviser to the Portfolio; however, the individuals listed as members of the Investment Committee will continue to be responsible for the day-to-day management of the Portfolio. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Portfolio’s website at www.INGFunds.com/vp/literature.

Investment Adviser
Directed Services LLC

Investment Committee
Heather Hackett, CFA	Halvard Kvaale, CIMA
Committee Member (since 08/09)	Committee Member (since 08/12)
Paul Zemsky, CFA
Committee Member (since 12/07)

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not

ING Solution 2025 Portfolio	45

cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

46	ING Solution 2025 Portfolio

ING Solution 2030 Portfolio

INVESTMENT OBJECTIVE

Until the day prior to its Target Date (defined below), the Portfolio seeks to provide total return consistent with an asset allocation targeted at retirement in approximately 2030. On the Target Date, the Portfolio’s investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

FEES AND EXPENSES OF THE PORTFOLIO

The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class	I
Management Fee[2]	0.14%
Distribution and/or Shareholder Services (12b-1) Fees	None
Administrative Services Fee	0.10%
Other Expenses	41.67%
Acquired Fund Fees and Expenses	0.70%
Total Annual Portfolio Operating Expenses[3]	42.61%
Waivers and Reimbursements[4]	(41.78)%
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	0.83%

1	The expense ratio has been adjusted to reflect current contractual rates.

2	Effective April 30, 2013, the Portfolio’s Management Fee structure was changed to a “bifurcated fee” structure as follows: an annual rate of 0.10% of the Portfolio’s average daily net assets invested in Underlying Funds within the ING Funds complex, and 0.30% of the Portfolio’s average daily net assets invested in direct investments, which include, but are not limited to, exchange-traded funds, securities issued by non-investment company issuers, such as operating companies, and derivative instruments. The Management Fee reflected in the table is calculated based on an estimated investment of 20% of the Portfolio’s assets in direct investments.

3	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

4	The adviser is contractually obligated to limit expenses to 0.83% of Class I shares through at least May 1, 2018; the obligation does not extend to interest, taxes, brokerage commissions, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years.

Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
I	$85	265	460	10,678

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-, three-, and five-year periods and the first five years of the ten-year period.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Example, affect the Portfolio’s performance.

During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 76% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests in a combination of Underlying Funds, which are actively managed funds or passively managed funds (index funds), that invest in U.S. stocks, international stocks, U.S. bonds, and other debt instruments and the Portfolio uses an asset allocation strategy designed for investors expecting to retire around the year 2030. The Portfolio’s current approximate target investment allocations (expressed as a percentage of its net assets) among the Underlying Funds are as follows: 75% in equity securities; and 25% in debt instruments. As these are Target Allocations, the actual allocations of the Portfolio’s assets may deviate from the percentages shown.

The Target Allocations are measured with reference to the primary investment strategies of the Underlying Funds; actual exposure to equity securities and debt instruments will vary from the Target Allocations if an Underlying Fund is not substantially invested in accordance with its primary investment strategy. The Portfolio may periodically deviate from the Target Allocations based on an assessment of the current market conditions or other factors. Generally, the deviations fall within the range of +/- 10% relative to the current Target Allocations. The sub-adviser (“Sub-Adviser”)

ING Solution 2030 Portfolio	47

may determine, in light of market conditions or other factors, to deviate by a wider margin in order to protect the Portfolio, achieve its investment objective, or to take advantage of particular opportunities.

The Underlying Funds provide exposure to a wide range of traditional asset classes which include stocks, bonds, and cash and non-traditional asset classes (also known as alternative strategies) which include, but are not limited to, real estate, commodities, and floating rate loans.

Equity securities in which the Underlying Funds invest include, but are not limited to, domestic and international large-, mid-, and small-capitalization stocks (may be growth oriented, value oriented, or a blend); emerging market securities; domestic and international real estate stocks, including real estate investment trusts; and natural resource/commodity securities.

Debt instruments in which the Underlying Funds invest include, but are not limited to, domestic and international intermediate, long-term and short-term bonds; high-yield bonds commonly referred to as “junk bonds;” floating rate loans; and Treasury inflation protected securities.

The Portfolio may also invest in derivatives, including futures, and swaps (including interest rate swaps, total return swaps, and credit default swaps), to make tactical asset allocations, to seek to minimize risk, and to assist in managing cash.

The Portfolio may invest up to 20% of its total assets in exchange-traded funds.

The Portfolio may also allocate in the future to the following asset class: emerging markets debt instruments. There can be no assurance that this allocation will occur.

The Portfolio is designed primarily for long-term investors in tax-advantaged accounts. The Portfolio is structured and managed around a specific target retirement or financial goal date 2030 (“Target Date”). The Target Date is the approximate year that an investor in the Portfolio would plan to make withdrawals from the Portfolio for retirement or other financial goals. The chart below shows the glide path and illustrates how the equity securities and debt instruments allocations will change over time. Generally, the Portfolio’s glide path will transition to the target asset allocations illustrated below on an annual basis and become more conservative as the Portfolio approaches the Target Date. As the Portfolio approaches its Target Date in 2030, the Portfolio’s Target Allocation is anticipated to be the same as that of ING Solution Income Portfolio, which is equal to approximately 35% equity securities and 65% debt instruments.

As the Portfolio’s Target Allocation migrates toward that of ING Solution Income Portfolio by the Target Date, it is anticipated that the Portfolio would be merged with and into the ING Solution Income Portfolio. The ING Solution Income Portfolio is for those investors who are retired, nearing retirement or in need of making withdrawals from their portfolio soon.

In summary, the Portfolio is designed for an investor who plans to withdraw the value of the investor’s investments in the Portfolio gradually on or after the Target Date. The mix of investments in the Portfolio’s Target Allocation will change over time and seek to reduce investment risk as the Portfolio approaches its Target Date.

The Portfolio will be rebalanced periodically to return to the Target Allocation. The Target Allocation may be changed at any time by the Sub-Adviser.

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio, even near, at, or after the Target Date. There is no guarantee that the Portfolio will provide adequate income at and through your retirement or for any of your financial goals. The value of your investment in the Portfolio changes with the values of the Underlying Funds and their investments. Any of the following risks, among others, could affect the Portfolio’s or an Underlying Fund’s performance or cause the Portfolio or an Underlying Fund to lose money or to underperform market averages of other funds.

Asset Allocation   Assets will be allocated among Underlying Funds and markets based on judgments by the Adviser. There is a risk that the Portfolio may allocate assets to an Underlying Fund or asset class that underperforms other funds or asset classes.

Call   During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, an Underlying Fund would experience a decline in income.

Commodities   The operations and financial performance of companies in natural resources industries may be directly affected by commodity prices. This risk is exacerbated for those natural resources companies that own the underlying commodity.

48	ING Solution 2030 Portfolio

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Credit   Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Credit Default Swaps   The Portfolio or an Underlying Fund may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the Portfolio or an Underlying Fund pays a fee to protect against the risk that a security held by the Portfolio or the Underlying Fund will default. As a seller of the swap, the Portfolio or an Underlying Fund receives payment(s) in return for its obligation to pay the counterparty the full national value of the security in the event of a default of the security issuer. As a seller of a swap, the Portfolio or an Underlying Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio or an Underlying Fund would be subject to investment exposure on the notional value of the swap. Credit default swaps are largely unregulated and susceptible to liquidity, credit, and counterparty risks.

Currency   To the extent that an Underlying Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio or an Underlying Fund and reduce its returns. Derivatives may not perform as expected, so the Portfolio or an Underlying Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio or an Underlying Fund to the risk of improper valuation.

Floating Rate Loans   The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans and many floating rate loans are subject to restrictions on resale.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Underlying Funds experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Foreign investment risks may be greater in developing and emerging markets than in developed markets. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

High-Yield Securities   Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Index Strategy   The index selected may underperform the overall market and an Underlying Fund might fail to track its target index. The correlation between an Underlying Fund and index performance may be affected by the Underlying Fund’s expenses and the timing of purchases and redemptions of the Underlying Fund’s shares. An Underlying Fund’s actual holdings might not match the Index and the Underlying Fund’s effective exposure to index securities at any given time may not equal 100%.

Inflation-Indexed Bonds   If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Interest Rate   With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase an Underlying Fund’s exposure to risks associated with rising interest rates.

Liquidity   If a security is illiquid, an Underlying Fund might be unable to sell the security at a time when the manager might wish to sell, and the security could have the effect of decreasing the overall level of an Underlying Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount an Underlying Fund could realize upon disposition. An Underlying Fund may make investments that become less liquid in response

ING Solution 2030 Portfolio	49

to market developments or adverse investor perception. An Underlying Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to an Underlying Fund.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which the Underlying Funds invest. Rather, the market could favor securities to which the Underlying Funds are not exposed or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Underlying Funds costs and impair the ability of the Underlying Funds to achieve its investment objectives.

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio or an Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio and a proportionate share of the expenses of each Underlying Fund.

Real Estate Companies and Real Estate Investment Trusts (“REITs”)   Investing in real estate companies and REITs may subject an Underlying Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.

Sovereign Debt   These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the Portfolio’s Class I shares’ performance for the first full calendar year of operations, and the table compares the Portfolio’s Class I shares’ performance to the performance of a broad-based securities market index/indices for the same period. The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio’s past performance is no guarantee of future results.

Calendar Year Total Returns
(as of December 31)

Best quarter: 1st, 2012, 11.02% and Worst quarter: 2nd, 2012, (3.82)%

50	ING Solution 2030 Portfolio

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs (or since inception)	10 Yrs	Inception Date
Class I	%	13.94	20.55	N/A	10/03/11
S&P Target Date 2030 Index[1]	%	13.71	20.83	N/A	—

1	The index returns do not reflect deductions for fees, expenses, or taxes.

PORTFOLIO MANAGEMENT

Investment Adviser	Sub-Adviser
Directed Services LLC	ING Investment Management Co. LLC

Portfolio Managers
Heather Hackett, CFA	Halvard Kvaale,CIMA
Portfolio Manager (since 09/11)	Portfolio Manager (since 08/12)
Paul Zemsky, CFA
Portfolio Manager (since 09/11)

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

ING Solution 2030 Portfolio	51

ING Solution 2035 Portfolio

INVESTMENT OBJECTIVE

Until the day prior to its Target Date (defined below), the Portfolio seeks to provide total return consistent with an asset allocation targeted at retirement in approximately 2035. On the Target Date, the Portfolio’s investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

FEES AND EXPENSES OF THE PORTFOLIO

The tables describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The tables do not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

On March 18, 2013, shareholders of the Portfolio were sent a proxy statement, which asked shareholders to approve a new fee structure (the “Amended Fee Structure”), which would modify the fees payable to the Adviser. Under the proposed Amended Fee Structure, the current Management Fee rate would continue to be charged with respect to assets invested in underlying funds in the ING Fund Complex (“Underlying Funds”), but a higher Management Fee rate would be charged on assets invested in other types of securities.

If the Amended Fee Structure is approved by shareholders, the fees you would pay if you buy and hold shares of the Portfolio will change. The current fee structure is reflected in Fee Table A below. The Amended Fee Structure is reflected below in Fee Table B. Similarly, if the Amended Fee Structure is approved, the expenses you pay as a shareholder of the Portfolio may change. An example intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds is also included below. Expense Example Table A shows an example based on the current fee structure. Expense Example Table B shows an example based on the Amended Fee Structure.

There is no guarantee that shareholders will approve the Amended Fee Structure, in which case the Portfolio will continue to operate under the current fee structure. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Portfolio’s website at www.INGFunds.com/vp/literature.

Fee Table A - Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class	I
Management Fee	0.10%
Distribution and/or Shareholder Services (12b-1) Fees	None
Administrative Services Fee	0.10%
Other Expenses	0.03%
Acquired Fund Fees and Expenses	0.75%
Total Annual Portfolio Operating Expenses[2]	0.98%
Waivers and Reimbursements[3]	(0.11)%
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	0.87%

1	The expense ratio has been adjusted to reflect current fees.

2	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

3	The adviser is contractually obligated to limit expenses to 0.12% of Class I shares through May 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years.

Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Example Table A

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
I	$89	301	531	1,191

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.

Fee Table B - Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class	I
Management Fee[2]	0.14%
Distribution and/or Shareholder Services (12b-1) Fees	None
Administrative Services Fee	0.10%
Other Expenses	0.03%
Acquired Fund Fees and Expenses	0.75%
Total Annual Portfolio Operating Expenses[3]	1.02%
Waivers and Reimbursements[4]	(0.15)%

52	ING Solution 2035 Portfolio

Class	I
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	0.87%

1	The expense ratio has been adjusted to reflect current contractual rates.

2	Pending shareholder approval, the Portfolio’s Management Fee structure was changed to a “bifurcated fee” structure as follows: an annual rate of 0.10% of the Portfolio’s average daily net assets invested in Underlying Funds within the ING Funds complex, and 0.30% of the Portfolio’s average daily net assets invested in direct investments, which include, but are not limited to, exchange-traded funds, securities issued by non-investment company issuers, such as operating companies, and derivative instruments. The Management Fee reflected in the table is calculated based on an estimated investment of 20% of the Portfolio’s assets in direct investments.

3	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

4	The adviser is contractually obligated to limit expenses to 0.87% of Class I shares through at least May 1, 2018; the obligation does not extend to interest, taxes, brokerage commissions, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years.

Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Example Table B

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
I	$89	278	482	1,172

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-, three-, and five-year periods and the first five years of the ten-year period.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Example, affect the Portfolio’s performance.

During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 58% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests in a combination of Underlying Funds, which are actively managed funds or passively managed funds (index funds), that invest in U.S. stocks, international stocks, U.S. bonds, and other debt instruments and the Portfolio uses an asset allocation strategy designed for investors expecting to retire around the year 2035. The Portfolio’s current approximate target investment allocations (expressed as a percentage of its net assets) among the Underlying Funds are as follows: 83% in equity securities; and 17% in debt instruments. As these are Target Allocations, the actual allocations of the Portfolio’s assets may deviate from the percentages shown.

The Target Allocations are measured with reference to the primary investment strategies of the Underlying Funds; actual exposure to equity securities and debt instruments will vary from the Target Allocations if an Underlying Fund is not substantially invested in accordance with its primary investment strategy. The Portfolio may periodically deviate from the Target Allocations based on an assessment of the current market conditions or other factors. Generally, the deviations fall within the range of +/- 10% relative to the current Target Allocations. The Portfolio may, in light of market conditions or other factors, deviate by a wider margin in order to protect the Portfolio, achieve its investment objective, or to take advantage of particular opportunities.

The Underlying Funds provide exposure to a wide range of traditional asset classes which include stocks, bonds, and cash and non-traditional asset classes (also known as alternative strategies) which include, but are not limited to, real estate, commodities, and floating rate loans.

Equity securities in which the Underlying Funds invest include, but are not limited to, domestic and international large-, mid-, and small-capitalization stocks (may be growth oriented, value oriented, or a blend); emerging market securities; domestic and international real estate stocks, including real estate investment trusts; and natural resource/commodity securities.

Debt instruments in which the Underlying Funds invest include, but are not limited to, domestic and international intermediate, long-term and short-term bonds; high-yield bonds commonly referred to as “junk bonds;” floating rate loans; and Treasury inflation protected securities.

The Portfolio may also invest in derivatives, including futures, and swaps (including interest rate swaps, total return swaps, and credit default swaps), to make tactical asset allocations, to seek to minimize risk, and to assist in managing cash.

The Portfolio may invest up to 20% of its total assets in exchange-traded funds.

The Portfolio may also allocate in the future to the following asset class: emerging markets debt instruments. There can be no assurance that this allocation will occur.

The Portfolio is designed primarily for long-term investors in tax-advantaged accounts. The Portfolio is structured and managed around a specific target retirement or financial goal date 2035 (“Target Date”). The Target Date is the approximate year that an investor in the Portfolio would plan to make withdrawals from the Portfolio for retirement or other financial goals. The chart below shows the glide path and illustrates how the equity securities and debt instruments allocations will change over time. Generally, the Portfolio’s glide path will transition to the target

ING Solution 2035 Portfolio	53

asset allocations illustrated below on an annual basis and become more conservative as the Portfolio approaches the Target Date. As the Portfolio approaches its Target Date in 2035, the Portfolio’s Target Allocation is anticipated to be the same as that of ING Solution Income Portfolio, which is equal to approximately 35% equity securities and 65% debt instruments.

As the Portfolio’s Target Allocation migrates toward that of ING Solution Income Portfolio by the Target Date, it is anticipated that the Portfolio would be merged with and into the ING Solution Income Portfolio. The ING Solution Income Portfolio is for those investors who are retired, nearing retirement or in need of making withdrawals from their portfolio soon.

In summary, the Portfolio is designed for an investor who plans to withdraw the value of the investor’s investments in the Portfolio gradually on or after the Target Date. The mix of investments in the Portfolio’s Target Allocation will change over time and seek to reduce investment risk as the Portfolio approaches its Target Date.

The Portfolio will be rebalanced periodically to return to the Target Allocation. The Target Allocation may be changed at any time by the Sub-Adviser.

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio, even near, at, or after the Target Date. There is no guarantee that the Portfolio will provide adequate income at and through your retirement or for any of your financial goals. The value of your investment in the Portfolio changes with the values of the Underlying Funds and their investments. Any of the following risks, among others, could affect the Portfolio’s or an Underlying Fund’s performance or cause the Portfolio or an Underlying Fund to lose money or to underperform market averages of other funds.

Asset Allocation   Assets will be allocated among Underlying Funds and markets based on judgments by the Adviser. There is a risk that the Portfolio may allocate assets to an Underlying Fund or asset class that underperforms other funds or asset classes.

Call   During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, an Underlying Fund would experience a decline in income.

Commodities   The operations and financial performance of companies in natural resources industries may be directly affected by commodity prices. This risk is exacerbated for those natural resources companies that own the underlying commodity.

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Credit   Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Credit Default Swaps   The Portfolio or an Underlying Fund may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the Portfolio or an Underlying Fund pays a fee to protect against the risk that a security held by the Portfolio or the Underlying Fund will default. As a seller of the swap, the Portfolio or an Underlying Fund receives payment(s) in return for its obligation to pay the counterparty the full national value of the security in the event of a default of the security issuer. As a seller of a swap, the Portfolio or an Underlying Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio or an Underlying Fund would be subject to investment exposure on the notional value of the swap. Credit default swaps are largely unregulated and susceptible to liquidity, credit, and counterparty risks.

Currency   To the extent that an Underlying Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio or an Underlying Fund and reduce its returns. Derivatives may not perform as expected, so the Portfolio or an Underlying Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio or an Underlying Fund to the risk of improper valuation.

Floating Rate Loans   The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans and many floating rate loans are subject to restrictions on resale.

54	ING Solution 2035 Portfolio

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Underlying Funds experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Foreign investment risks may be greater in developing and emerging markets than in developed markets. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

High-Yield Securities   Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Index Strategy   The index selected may underperform the overall market and an Underlying Fund might fail to track its target index. The correlation between an Underlying Fund and index performance may be affected by the Underlying Fund’s expenses and the timing of purchases and redemptions of the Underlying Fund’s shares. An Underlying Fund’s actual holdings might not match the Index and the Underlying Fund’s effective exposure to index securities at any given time may not equal 100%.

Inflation-Indexed Bonds   If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Interest Rate   With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase an Underlying Fund’s exposure to risks associated with rising interest rates.

Liquidity   If a security is illiquid, an Underlying Fund might be unable to sell the security at a time when the manager might wish to sell, and the security could have the effect of decreasing the overall level of an Underlying Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount an Underlying Fund could realize upon disposition. An Underlying Fund may make investments that become less liquid in response to market developments or adverse investor perception. An Underlying Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to an Underlying Fund.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which the Underlying Funds invest. Rather, the market could favor securities to which the Underlying Funds are not exposed or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Underlying Funds costs and impair the ability of the Underlying Funds to achieve its investment objectives.

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio or an Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio and a proportionate share of the expenses of each Underlying Fund.

Real Estate Companies and Real Estate Investment Trusts (“REITs”)   Investing in real estate companies and REITs may subject an Underlying Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws,

ING Solution 2035 Portfolio	55

regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.

Sovereign Debt   These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio’s Class I shares’ performance from year to year, and the table compares the Portfolio’s Class I shares’ performance to the performance of a broad-based securities market index/indices for the same period. The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio’s past performance is no guarantee of future results.

Calendar Year Total Returns
(as of December 31 of each year)

Best quarter: 2nd, 2009, 18.09% and Worst quarter: 4th, 2008, (21.17)%

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs	10 Yrs (or since inception)	Inception Date
Class I	%	15.37	0.56	4.29	04/29/05
S&P Target Date 2035 Index[1]	%	14.41	1.93	5.39[2]	—
Russell 3000® Index[1]	%	16.42	2.04	5.37[2]	—
MSCI EAFE® Index[3]	%	17.32	(3.69)	4.05[2]	—
BCAB Index[1]	%	4.21	5.95	5.54[2]	—

1	The index returns do not reflect deductions for fees, expenses, or taxes.

2	Reflects index performance since the date closest to the Class’ inception for which data is available.

3	The index returns include the reinvestment of dividends and distributions net of withholding taxes, but do not reflect fees, brokerage commissions, or other expenses.

PORTFOLIO MANAGEMENT

On March 18, 2013, shareholders of the Portfolio were sent a proxy statement, which asked shareholders to approve the appointment of ING Investment Management Co., LLC as the Sub-Adviser to the Portfolio. If shareholders approve this proposal, ING Investment Management Co., LLC will become the Sub-Adviser to the Portfolio; however, the individuals listed as members of the Investment Committee will continue to be responsible for the day-to-day management of the Portfolio. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Portfolio’s website at www.INGFunds.com/vp/literature.

Investment Adviser
Directed Services LLC

Investment Committee
Heather Hackett, CFA	Halvard Kvaale, CIMA
Committee Member (since 08/09)	Committee Member (since 08/12)
Paul Zemsky, CFA
Committee Member (since 12/07)

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not

56	ING Solution 2035 Portfolio

cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

ING Solution 2035 Portfolio	57

ING Solution 2040 Portfolio

INVESTMENT OBJECTIVE

Until the day prior to its Target Date (defined below), the Portfolio seeks to provide total return consistent with an asset allocation targeted at retirement in approximately 2040. On the Target Date, the Portfolio’s investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

FEES AND EXPENSES OF THE PORTFOLIO

The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class	I
Management Fee[2]	0.14%
Distribution and/or Shareholder Services (12b-1) Fees	None
Administrative Services Fee	0.10%
Other Expenses	44.28%
Acquired Fund Fees and Expenses	0.75%
Total Annual Portfolio Operating Expenses[3]	45.27%
Waivers and Reimbursements[4]	(44.39)%
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	0.88%

1	The expense ratio has been adjusted to reflect current contractual rates.

2	Effective April 30, 2013, the Portfolio’s Management Fee structure was changed to a “bifurcated fee” structure as follows: an annual rate of 0.10% of the Portfolio’s average daily net assets invested in Underlying Funds within the ING Funds complex, and 0.30% of the Portfolio’s average daily net assets invested in direct investments, which include, but are not limited to, exchange-traded funds, securities issued by non-investment company issuers, such as operating companies, and derivative instruments. The Management Fee reflected in the table is calculated based on an estimated investment of 20% of the Portfolio’s assets in direct investments.

3	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

4	The adviser is contractually obligated to limit expenses to 0.88% of Class I shares through at least May 1, 2018; the obligation does not extend to interest, taxes, brokerage commissions, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years.

Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
I	$90	281	488	10,639

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-, three-, and five-year periods and the first five years of the ten-year period.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Example, affect the Portfolio’s performance.

During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 64% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests in a combination of Underlying Funds, which are actively managed funds or passively managed funds (index funds), that invest in U.S. stocks, international stocks, U.S. bonds, and other debt instruments and the Portfolio uses an asset allocation strategy designed for investors expecting to retire around the year 2040. The Portfolio’s current approximate target investment allocations (expressed as a percentage of its net assets) among the Underlying Funds are as follows: 91% in equity securities; and 9% in debt instruments. As these are Target Allocations, the actual allocations of the Portfolio’s assets may deviate from the percentages shown.

The Target Allocations are measured with reference to the primary investment strategies of the Underlying Funds; actual exposure to equity securities and debt instruments will vary from the Target Allocations if an Underlying Fund is not substantially invested in accordance with its primary investment strategy. The Portfolio may periodically deviate from the Target Allocations based on an assessment of the current market conditions or other factors. Generally, the deviations fall within the range of +/- 10% relative to the current Target Allocations. The sub-adviser (“Sub-Adviser”)

58	ING Solution 2040 Portfolio

may determine, in light of market conditions or other factors, to deviate by a wider margin in order to protect the Portfolio, achieve its investment objective, or to take advantage of particular opportunities.

The Underlying Funds provide exposure to a wide range of traditional asset classes which include stocks, bonds, and cash and non-traditional asset classes (also known as alternative strategies) which include, but are not limited to, real estate, commodities, and floating rate loans.

Equity securities in which the Underlying Funds invest include, but are not limited to, domestic and international large-, mid-, and small-capitalization stocks (may be growth oriented, value oriented, or a blend); emerging market securities; domestic and international real estate stocks, including real estate investment trusts; and natural resource/commodity securities.

Debt instruments in which the Underlying Funds invest include, but are not limited to, domestic and international intermediate, long-term and short-term bonds; high-yield bonds commonly referred to as “junk bonds;” floating rate loans; and Treasury inflation protected securities.

The Portfolio may also invest in derivatives, including futures, and swaps (including interest rate swaps, total return swaps, and credit default swaps), to make tactical asset allocations, to seek to minimize risk, and to assist in managing cash.

The Portfolio may invest up to 20% of its total assets in exchange-traded funds.

The Portfolio may also allocate in the future to the following asset class: emerging markets debt instruments. There can be no assurance that this allocation will occur.

The Portfolio is designed primarily for long-term investors in tax-advantaged accounts. The Portfolio is structured and managed around a specific target retirement or financial goal date 2040 (“Target Date”). The Target Date is the approximate year that an investor in the Portfolio would plan to make withdrawals from the Portfolio for retirement or other financial goals. The chart below shows the glide path and illustrates how the equity securities and debt instruments allocations will change over time. Generally, the Portfolio’s glide path will transition to the target asset allocations illustrated below on an annual basis and become more conservative as the Portfolio approaches the Target Date. As the Portfolio approaches its Target Date in 2040, the Portfolio’s Target Allocation is anticipated to be the same as that of ING Solution Income Portfolio, which is equal to approximately 35% equity securities and 65% debt instruments.

As the Portfolio’s Target Allocation migrates toward that of ING Solution Income Portfolio by the Target Date, it is anticipated that the Portfolio would be merged with and into the ING Solution Income Portfolio. The ING Solution Income Portfolio is for those investors who are retired, nearing retirement or in need of making withdrawals from their portfolio soon.

In summary, the Portfolio is designed for an investor who plans to withdraw the value of the investor’s investments in the Portfolio gradually on or after the Target Date. The mix of investments in the Portfolio’s Target Allocation will change over time and seek to reduce investment risk as the Portfolio approaches its Target Date.

The Portfolio will be rebalanced periodically to return to the Target Allocation. The Target Allocation may be changed at any time by the Sub-Adviser.

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio, even near, at, or after the Target Date. There is no guarantee that the Portfolio will provide adequate income at and through your retirement or for any of your financial goals. The value of your investment in the Portfolio changes with the values of the Underlying Funds and their investments. Any of the following risks, among others, could affect the Portfolio’s or an Underlying Fund’s performance or cause the Portfolio or an Underlying Fund to lose money or to underperform market averages of other funds.

Asset Allocation   Assets will be allocated among Underlying Funds and markets based on judgments by the Adviser. There is a risk that the Portfolio may allocate assets to an Underlying Fund or asset class that underperforms other funds or asset classes.

Call   During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, an Underlying Fund would experience a decline in income.

Commodities   The operations and financial performance of companies in natural resources industries may be directly affected by commodity prices. This risk is exacerbated for those natural resources companies that own the underlying commodity.

ING Solution 2040 Portfolio	59

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Credit   Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Credit Default Swaps   The Portfolio or an Underlying Fund may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the Portfolio or an Underlying Fund pays a fee to protect against the risk that a security held by the Portfolio or the Underlying Fund will default. As a seller of the swap, the Portfolio or an Underlying Fund receives payment(s) in return for its obligation to pay the counterparty the full national value of the security in the event of a default of the security issuer. As a seller of a swap, the Portfolio or an Underlying Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio or an Underlying Fund would be subject to investment exposure on the notional value of the swap. Credit default swaps are largely unregulated and susceptible to liquidity, credit, and counterparty risks.

Currency   To the extent that an Underlying Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio or an Underlying Fund and reduce its returns. Derivatives may not perform as expected, so the Portfolio or an Underlying Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio or an Underlying Fund to the risk of improper valuation.

Floating Rate Loans   The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans and many floating rate loans are subject to restrictions on resale.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Underlying Funds experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Foreign investment risks may be greater in developing and emerging markets than in developed markets. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

High-Yield Securities   Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Index Strategy   The index selected may underperform the overall market and an Underlying Fund might fail to track its target index. The correlation between an Underlying Fund and index performance may be affected by the Underlying Fund’s expenses and the timing of purchases and redemptions of the Underlying Fund’s shares. An Underlying Fund’s actual holdings might not match the Index and the Underlying Fund’s effective exposure to index securities at any given time may not equal 100%.

Inflation-Indexed Bonds   If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Interest Rate   With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase an Underlying Fund’s exposure to risks associated with rising interest rates.

Liquidity   If a security is illiquid, an Underlying Fund might be unable to sell the security at a time when the manager might wish to sell, and the security could have the effect of decreasing the overall level of an Underlying Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount an Underlying Fund could realize upon disposition. An Underlying Fund may make investments that become less liquid in response

60	ING Solution 2040 Portfolio

to market developments or adverse investor perception. An Underlying Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to an Underlying Fund.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which the Underlying Funds invest. Rather, the market could favor securities to which the Underlying Funds are not exposed or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Underlying Funds costs and impair the ability of the Underlying Funds to achieve its investment objectives.

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio or an Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio and a proportionate share of the expenses of each Underlying Fund.

Real Estate Companies and Real Estate Investment Trusts (“REITs”)   Investing in real estate companies and REITs may subject an Underlying Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.

Sovereign Debt   These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the Portfolio’s Class I shares’ performance for the first full calendar year of operations, and the table compares the Portfolio’s Class I shares’ performance to the performance of a broad-based securities market index/indices for the same period. The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio’s past performance is no guarantee of future results.

Calendar Year Total Returns
(as of December 31)

Best quarter: 1st, 2012, 12.54% and Worst quarter: 2nd, 2012, (4.74)%

ING Solution 2040 Portfolio	61

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs (or since inception)	10 Yrs	Inception Date
Class I	%	15.34	23.24	N/A	10/03/11
S&P Target Date 2040 Index[1]	%	14.98	22.84	N/A	—

1	The index returns do not reflect deductions for fees, expenses, or taxes.

PORTFOLIO MANAGEMENT

Investment Adviser	Sub-Adviser
Directed Services LLC	ING Investment Management Co. LLC

Portfolio Managers
Heather Hackett, CFA	Halvard Kvaale,CIMA
Portfolio Manager (since 09/11)	Portfolio Manager (since 08/12)
Paul Zemsky, CFA
Portfolio Manager (since 09/11)

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

62	ING Solution 2040 Portfolio

ING Solution 2045 Portfolio

INVESTMENT OBJECTIVE

Until the day prior to its Target Date (defined below), the Portfolio seeks to provide total return consistent with an asset allocation targeted at retirement in approximately 2045. On the Target Date, the Portfolio’s investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

FEES AND EXPENSES OF THE PORTFOLIO

The tables describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The tables do not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

On March 18, 2013, shareholders of the Portfolio were sent a proxy statement, which asked shareholders to approve a new fee structure (the “Amended Fee Structure”), which would modify the fees payable to the Adviser. Under the proposed Amended Fee Structure, the current Management Fee rate would continue to be charged with respect to assets invested in underlying funds in the ING Fund Complex (“Underlying Funds”), but a higher Management Fee rate would be charged on assets invested in other types of securities.

If the Amended Fee Structure is approved by shareholders, the fees you would pay if you buy and hold shares of the Portfolio will change. The current fee structure is reflected in Fee Table A below. The Amended Fee Structure is reflected below in Fee Table B. Similarly, if the Amended Fee Structure is approved, the expenses you pay as a shareholder of the Portfolio may change. An example intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds is also included below. Expense Example Table A shows an example based on the current fee structure. Expense Example Table B shows an example based on the Amended Fee Structure.

There is no guarantee that shareholders will approve the Amended Fee Structure, in which case the Portfolio will continue to operate under the current fee structure. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Portfolio’s website at www.INGFunds.com/vp/literature.

Fee Table A - Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class	I
Management Fee	0.10%
Distribution and/or Shareholder Services (12b-1) Fees	None
Administrative Services Fee	0.10%
Other Expenses	0.03%
Acquired Fund Fees and Expenses	0.77%
Total Annual Portfolio Operating Expenses[2]	1.00%
Waivers and Reimbursements[3]	(0.11)%
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	0.89%

1	The expense ratio has been adjusted to reflect current fees.

2	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

3	The adviser is contractually obligated to limit expenses to 0.12% of Class I shares through May 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years.

Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Example Table A

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
I	$91	307	542	1,215

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.

Fee Table B - Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class	I
Management Fee[2]	0.14%
Distribution and/or Shareholder Services (12b-1) Fees	None
Administrative Services Fee	0.10%
Other Expenses	0.03%
Acquired Fund Fees and Expenses	0.77%
Total Annual Portfolio Operating Expenses[3]	1.04%
Waivers and Reimbursements[4]	(0.15)%

ING Solution 2045 Portfolio	63

Class	I
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	0.89%

1	The expense ratio has been adjusted to reflect current contractual rates.

2	Pending shareholder approval, the Portfolio’s Management Fee structure was changed to a “bifurcated fee” structure as follows: an annual rate of 0.10% of the Portfolio’s average daily net assets invested in Underlying Funds within the ING Funds complex, and 0.30% of the Portfolio’s average daily net assets invested in direct investments, which include, but are not limited to, exchange-traded funds, securities issued by non-investment company issuers, such as operating companies, and derivative instruments. The Management Fee reflected in the table is calculated based on an estimated investment of 20% of the Portfolio’s assets in direct investments.

3	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

4	The adviser is contractually obligated to limit expenses to 0.89% of Class I shares through at least May 1, 2018; the obligation does not extend to interest, taxes, brokerage commissions, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years.

Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Example Table B

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
I	$91	284	493	1,195

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-, three-, and five-year periods and the first five years of the ten-year period.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Example, affect the Portfolio’s performance.

During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 50% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests in a combination of Underlying Funds, which are actively managed funds or passively managed funds (index funds), that invest in U.S. stocks, international stocks, U.S. bonds, and other debt instruments and the Portfolio uses an asset allocation strategy designed for investors expecting to retire around the year 2045. The Portfolio’s current approximate target investment allocations (expressed as a percentage of its net assets) among the Underlying Funds are as follows: 95% in equity securities; and 5% in debt instruments. As these are Target Allocations, the actual allocations of the Portfolio’s assets may deviate from the percentages shown.

The Target Allocations are measured with reference to the primary investment strategies of the Underlying Funds; actual exposure to equity securities and debt instruments will vary from the Target Allocations if an Underlying Fund is not substantially invested in accordance with its primary investment strategy. The Portfolio may periodically deviate from the Target Allocations based on an assessment of the current market conditions or other factors. Generally, the deviations fall within the range of +/- 10% relative to the current Target Allocations. The Portfolio may, in light of market conditions or other factors, deviate by a wider margin in order to protect the Portfolio, achieve its investment objective, or to take advantage of particular opportunities.

The Underlying Funds provide exposure to a wide range of traditional asset classes which include stocks, bonds, and cash and non-traditional asset classes (also known as alternative strategies) which include, but are not limited to, real estate, commodities, and floating rate loans.

Equity securities in which the Underlying Funds invest include, but are not limited to, domestic and international large-, mid-, and small-capitalization stocks (may be growth oriented, value oriented, or a blend); emerging market securities; domestic and international real estate stocks, including real estate investment trusts; and natural resource/commodity securities.

Debt instruments in which the Underlying Funds invest include, but are not limited to, domestic and international intermediate, long-term and short-term bonds; high-yield bonds commonly referred to as “junk bonds;” floating rate loans; and Treasury inflation protected securities.

The Portfolio may also invest in derivatives, including futures, and swaps (including interest rate swaps, total return swaps, and credit default swaps), to make tactical asset allocations, to seek to minimize risk, and to assist in managing cash.

The Portfolio may invest up to 20% of its total assets in exchange-traded funds.

The Portfolio may also allocate in the future to the following asset class: emerging markets debt instruments. There can be no assurance that this allocation will occur.

The Portfolio is designed primarily for long-term investors in tax-advantaged accounts. The Portfolio is structured and managed around a specific target retirement or financial goal date 2045 (“Target Date”). The Target Date is the approximate year that an investor in the Portfolio would plan to make withdrawals from the Portfolio for retirement or other financial goals. The chart below shows the glide path and illustrates how the equity securities and debt instruments allocations will change over time. Generally, the Portfolio’s glide path will transition to the target

64	ING Solution 2045 Portfolio

asset allocations illustrated below on an annual basis and become more conservative as the Portfolio approaches the Target Date. As the Portfolio approaches its Target Date in 2045, the Portfolio’s Target Allocation is anticipated to be the same as that of ING Solution Income Portfolio, which is equal to approximately 35% equity securities and 65% debt instruments.

As the Portfolio’s Target Allocation migrates toward that of ING Solution Income Portfolio by the Target Date, it is anticipated that the Portfolio would be merged with and into the ING Solution Income Portfolio. The ING Solution Income Portfolio is for those investors who are retired, nearing retirement or in need of making withdrawals from their portfolio soon.

In summary, the Portfolio is designed for an investor who plans to withdraw the value of the investor’s investments in the Portfolio gradually on or after the Target Date. The mix of investments in the Portfolio’s Target Allocation will change over time and seek to reduce investment risk as the Portfolio approaches its Target Date.

The Portfolio will be rebalanced periodically to return to the Target Allocation. The Target Allocation may be changed at any time by the Sub-Adviser.

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio, even near, at, or after the Target Date. There is no guarantee that the Portfolio will provide adequate income at and through your retirement or for any of your financial goals. The value of your investment in the Portfolio changes with the values of the Underlying Funds and their investments. Any of the following risks, among others, could affect the Portfolio’s or an Underlying Fund’s performance or cause the Portfolio or an Underlying Fund to lose money or to underperform market averages of other funds.

Asset Allocation   Assets will be allocated among Underlying Funds and markets based on judgments by the Adviser. There is a risk that the Portfolio may allocate assets to an Underlying Fund or asset class that underperforms other funds or asset classes.

Call   During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, an Underlying Fund would experience a decline in income.

Commodities   The operations and financial performance of companies in natural resources industries may be directly affected by commodity prices. This risk is exacerbated for those natural resources companies that own the underlying commodity.

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Credit   Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Credit Default Swaps   The Portfolio or an Underlying Fund may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the Portfolio or an Underlying Fund pays a fee to protect against the risk that a security held by the Portfolio or the Underlying Fund will default. As a seller of the swap, the Portfolio or an Underlying Fund receives payment(s) in return for its obligation to pay the counterparty the full national value of the security in the event of a default of the security issuer. As a seller of a swap, the Portfolio or an Underlying Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio or an Underlying Fund would be subject to investment exposure on the notional value of the swap. Credit default swaps are largely unregulated and susceptible to liquidity, credit, and counterparty risks.

Currency   To the extent that an Underlying Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio or an Underlying Fund and reduce its returns. Derivatives may not perform as expected, so the Portfolio or an Underlying Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio or an Underlying Fund to the risk of improper valuation.

Floating Rate Loans   The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans and many floating rate loans are subject to restrictions on resale.

ING Solution 2045 Portfolio	65

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Underlying Funds experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Foreign investment risks may be greater in developing and emerging markets than in developed markets. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

High-Yield Securities   Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Index Strategy   The index selected may underperform the overall market and an Underlying Fund might fail to track its target index. The correlation between an Underlying Fund and index performance may be affected by the Underlying Fund’s expenses and the timing of purchases and redemptions of the Underlying Fund’s shares. An Underlying Fund’s actual holdings might not match the Index and the Underlying Fund’s effective exposure to index securities at any given time may not equal 100%.

Inflation-Indexed Bonds   If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Interest Rate   With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase an Underlying Fund’s exposure to risks associated with rising interest rates.

Liquidity   If a security is illiquid, an Underlying Fund might be unable to sell the security at a time when the manager might wish to sell, and the security could have the effect of decreasing the overall level of an Underlying Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount an Underlying Fund could realize upon disposition. An Underlying Fund may make investments that become less liquid in response to market developments or adverse investor perception. An Underlying Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to an Underlying Fund.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which the Underlying Funds invest. Rather, the market could favor securities to which the Underlying Funds are not exposed or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Underlying Funds costs and impair the ability of the Underlying Funds to achieve its investment objectives.

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio or an Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio and a proportionate share of the expenses of each Underlying Fund.

Real Estate Companies and Real Estate Investment Trusts (“REITs”)   Investing in real estate companies and REITs may subject an Underlying Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws,

66	ING Solution 2045 Portfolio

regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.

Sovereign Debt   These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio’s Class I shares’ performance from year to year, and the table compares the Portfolio’s Class I shares’ performance to the performance of a broad-based securities market index/indices for the same period. The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio’s past performance is no guarantee of future results.

Calendar Year Total Returns
(as of December 31 of each year)

Best quarter: 2nd, 2009, 19.55% and Worst quarter: 4th, 2008, (23.00)%

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs	10 Yrs (or since inception)	Inception Date
Class I	%	15.81	(0.05)	4.28	04/29/05
S&P Target Date 2045 Index[1]	%	15.43	1.46	N/A2	—
Russell 3000® Index[1]	%	16.42	2.04	5.37[3]	—
MSCI EAFE® Index[4]	%	17.32	(3.69)	4.05[3]	—
BCAB Index[1]	%	4.21	5.95	5.54[3]	—

1	The index returns do not reflect deductions for fees, expenses, or taxes.

2	The inception date of the S&P Target Date 2045 Index is May 31, 2005.

3	Reflects index performance since the date closest to the Class’ inception for which data is available.

4	The index returns include the reinvestment of dividends and distributions net of withholding taxes, but do not reflect fees, brokerage commissions, or other expenses.

PORTFOLIO MANAGEMENT

On March 18, 2013, shareholders of the Portfolio were sent a proxy statement, which asked shareholders to approve the appointment of ING Investment Management Co., LLC as the Sub-Adviser to the Portfolio. If shareholders approve this proposal, ING Investment Management Co., LLC will become the Sub-Adviser to the Portfolio; however, the individuals listed as members of the Investment Committee will continue to be responsible for the day-to-day management of the Portfolio. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Portfolio’s website at www.INGFunds.com/vp/literature.

Investment Adviser
Directed Services LLC

Investment Committee
Heather Hackett, CFA	Halvard Kvaale, CIMA
Committee Member (since 08/09)	Committee Member (since 08/12)
Paul Zemsky, CFA
Committee Member (since 12/07)

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

ING Solution 2045 Portfolio	67

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

68	ING Solution 2045 Portfolio

ING Solution 2050 Portfolio

INVESTMENT OBJECTIVE

Until the day prior to its Target Date (defined below), the Portfolio seeks to provide total return consistent with an asset allocation targeted at retirement in approximately 2050. On the Target Date, the Portfolio’s investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

FEES AND EXPENSES OF THE PORTFOLIO

The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class	I
Management Fee[2]	0.14%
Distribution and/or Shareholder Services (12b-1) Fees	None
Administrative Services Fee	0.10%
Other Expenses	41.09%
Acquired Fund Fees and Expenses	0.76%
Total Annual Portfolio Operating Expenses[3]	42.09%
Waivers and Reimbursements[4]	(41.20)%
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	0.89%

1	The expense ratio has been adjusted to reflect current contractual rates.

2	Effective April 30, 2013, the Portfolio’s Management Fee structure was changed to a “bifurcated fee” structure as follows: an annual rate of 0.10% of the Portfolio’s average daily net assets invested in Underlying Funds within the ING Funds complex, and 0.30% of the Portfolio’s average daily net assets invested in direct investments, which include, but are not limited to, exchange-traded funds, securities issued by non-investment company issuers, such as operating companies, and derivative instruments. The Management Fee reflected in the table is calculated based on an estimated investment of 20% of the Portfolio’s assets in direct investments.

3	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

4	The adviser is contractually obligated to limit expenses to 0.89% of Class I shares through at least May 1, 2018; the obligation does not extend to interest, taxes, brokerage commissions, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years.

Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
I	$91	284	493	10,685

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-, three-, and five-year periods and the first five years of the ten-year period.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Example, affect the Portfolio’s performance.

During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 59% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests in a combination of Underlying Funds, which are actively managed funds or passively managed funds (index funds), that invest in U.S. stocks, international stocks, U.S. bonds, and other debt instruments and the Portfolio uses an asset allocation strategy designed for investors expecting to retire around the year 2050. The Portfolio’s current approximate target investment allocations (expressed as a percentage of its net assets) among the Underlying Funds are as follows: 95% in equity securities; and 5% in debt instruments. As these are Target Allocations, the actual allocations of the Portfolio’s assets may deviate from the percentages shown.

The Target Allocations are measured with reference to the primary investment strategies of the Underlying Funds; actual exposure to equity securities and debt instruments will vary from the Target Allocations if an Underlying Fund is not substantially invested in accordance with its primary investment strategy. The Portfolio may periodically deviate from the Target Allocations based on an assessment of the current market conditions or other factors. Generally, the deviations fall within the range of +/- 10% relative to the current Target Allocations. The sub-adviser (“Sub-Adviser”)

ING Solution 2050 Portfolio	69

may determine, in light of market conditions or other factors, to deviate by a wider margin in order to protect the Portfolio, achieve its investment objective, or to take advantage of particular opportunities.

The Underlying Funds provide exposure to a wide range of traditional asset classes which include stocks, bonds, and cash and non-traditional asset classes (also known as alternative strategies) which include, but are not limited to, real estate, commodities, and floating rate loans.

Equity securities in which the Underlying Funds invest include, but are not limited to, domestic and international large-, mid-, and small-capitalization stocks (may be growth oriented, value oriented, or a blend); emerging market securities; domestic and international real estate stocks, including real estate investment trusts; and natural resource/commodity securities.

Debt instruments in which the Underlying Funds invest include, but are not limited to, domestic and international intermediate, long-term and short-term bonds; high-yield bonds commonly referred to as “junk bonds;” floating rate loans; and Treasury inflation protected securities.

The Portfolio may also invest in derivatives, including futures, and swaps (including interest rate swaps, total return swaps, and credit default swaps), to make tactical asset allocations, to seek to minimize risk, and to assist in managing cash.

The Portfolio may invest up to 20% of its total assets in exchange-traded funds.

The Portfolio may also allocate in the future to the following asset class: emerging markets debt instruments. There can be no assurance that this allocation will occur.

The Portfolio is designed primarily for long-term investors in tax-advantaged accounts. The Portfolio is structured and managed around a specific target retirement or financial goal date 2050 (“Target Date”). The Target Date is the approximate year that an investor in the Portfolio would plan to make withdrawals from the Portfolio for retirement or other financial goals. The chart below shows the glide path and illustrates how the equity securities and debt instruments allocations will change over time. Generally, the Portfolio’s glide path will transition to the target asset allocations illustrated below on an annual basis and become more conservative as the Portfolio approaches the Target Date. As the Portfolio approaches its Target Date in 2050, the Portfolio’s Target Allocation is anticipated to be the same as that of ING Solution Income Portfolio, which is equal to approximately 35% equity securities and 65% debt instruments.

As the Portfolio’s Target Allocation migrates toward that of ING Solution Income Portfolio by the Target Date, it is anticipated that the Portfolio would be merged with and into the ING Solution Income Portfolio. The ING Solution Income Portfolio is for those investors who are retired, nearing retirement or in need of making withdrawals from their portfolio soon.

In summary, the Portfolio is designed for an investor who plans to withdraw the value of the investor’s investments in the Portfolio gradually on or after the Target Date. The mix of investments in the Portfolio’s Target Allocation will change over time and seek to reduce investment risk as the Portfolio approaches its Target Date.

The Portfolio will be rebalanced periodically to return to the Target Allocation. The Target Allocation may be changed at any time by the Sub-Adviser.

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio, even near, at, or after the Target Date. There is no guarantee that the Portfolio will provide adequate income at and through your retirement or for any of your financial goals. The value of your investment in the Portfolio changes with the values of the Underlying Funds and their investments. Any of the following risks, among others, could affect the Portfolio’s or an Underlying Fund’s performance or cause the Portfolio or an Underlying Fund to lose money or to underperform market averages of other funds.

Asset Allocation   Assets will be allocated among Underlying Funds and markets based on judgments by the Adviser. There is a risk that the Portfolio may allocate assets to an Underlying Fund or asset class that underperforms other funds or asset classes.

Call   During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, an Underlying Fund would experience a decline in income.

Commodities   The operations and financial performance of companies in natural resources industries may be directly affected by commodity prices. This risk is exacerbated for those natural resources companies that own the underlying commodity.

70	ING Solution 2050 Portfolio

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Credit   Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Credit Default Swaps   The Portfolio or an Underlying Fund may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the Portfolio or an Underlying Fund pays a fee to protect against the risk that a security held by the Portfolio or the Underlying Fund will default. As a seller of the swap, the Portfolio or an Underlying Fund receives payment(s) in return for its obligation to pay the counterparty the full national value of the security in the event of a default of the security issuer. As a seller of a swap, the Portfolio or an Underlying Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio or an Underlying Fund would be subject to investment exposure on the notional value of the swap. Credit default swaps are largely unregulated and susceptible to liquidity, credit, and counterparty risks.

Currency   To the extent that an Underlying Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio or an Underlying Fund and reduce its returns. Derivatives may not perform as expected, so the Portfolio or an Underlying Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio or an Underlying Fund to the risk of improper valuation.

Floating Rate Loans   The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans and many floating rate loans are subject to restrictions on resale.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Underlying Funds experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Foreign investment risks may be greater in developing and emerging markets than in developed markets. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

High-Yield Securities   Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Index Strategy   The index selected may underperform the overall market and an Underlying Fund might fail to track its target index. The correlation between an Underlying Fund and index performance may be affected by the Underlying Fund’s expenses and the timing of purchases and redemptions of the Underlying Fund’s shares. An Underlying Fund’s actual holdings might not match the Index and the Underlying Fund’s effective exposure to index securities at any given time may not equal 100%.

Inflation-Indexed Bonds   If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Interest Rate   With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase an Underlying Fund’s exposure to risks associated with rising interest rates.

Liquidity   If a security is illiquid, an Underlying Fund might be unable to sell the security at a time when the manager might wish to sell, and the security could have the effect of decreasing the overall level of an Underlying Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount an Underlying Fund could realize upon disposition. An Underlying Fund may make investments that become less liquid in response

ING Solution 2050 Portfolio	71

to market developments or adverse investor perception. An Underlying Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to an Underlying Fund.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which the Underlying Funds invest. Rather, the market could favor securities to which the Underlying Funds are not exposed or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Underlying Funds costs and impair the ability of the Underlying Funds to achieve its investment objectives.

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio or an Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio and a proportionate share of the expenses of each Underlying Fund.

Real Estate Companies and Real Estate Investment Trusts (“REITs”)   Investing in real estate companies and REITs may subject an Underlying Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.

Sovereign Debt   These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the Portfolio’s Class I shares’ performance for the first full calendar year of operations, and the table compares the Portfolio’s Class I shares’ performance to the performance of a broad-based securities market index/indices for the same period. The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio’s past performance is no guarantee of future results.

Calendar Year Total Returns
(as of December 31)

Best quarter: 1st, 2012, 12.63% and Worst quarter: 2nd, 2012, (4.98)%

72	ING Solution 2050 Portfolio

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs (or since inception)	10 Yrs	Inception Date
Class I	%	15.42	23.32	N/A	10/03/11
S&P Target Date 2045 Index[1]	%	15.43	23.50	N/A	—

1	The index returns do not reflect deductions for fees, expenses or taxes.

PORTFOLIO MANAGEMENT

Investment Adviser	Sub-Adviser
Directed Services LLC	ING Investment Management Co. LLC

Portfolio Managers
Heather Hackett, CFA	Halvard Kvaale,CIMA
Portfolio Manager (since 09/11)	Portfolio Manager (since 08/12)
Paul Zemsky, CFA
Portfolio Manager (since 09/11)

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

ING Solution 2050 Portfolio	73

ING Solution 2055 Portfolio

INVESTMENT OBJECTIVE

Until the day prior to its Target Date (defined below), the Portfolio seeks to provide total return consistent with an asset allocation targeted at retirement in approximately 2055. On the Target Date, the Portfolio’s investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

FEES AND EXPENSES OF THE PORTFOLIO

The tables describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The tables do not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

On March 18, 2013, shareholders of the Portfolio were sent a proxy statement, which asked shareholders to approve a new fee structure (the “Amended Fee Structure”), which would modify the fees payable to the Adviser. Under the proposed Amended Fee Structure, the current Management Fee rate would continue to be charged with respect to assets invested in underlying funds in the ING Fund Complex (“Underlying Funds”), but a higher Management Fee rate would be charged on assets invested in other types of securities.

If the Amended Fee Structure is approved by shareholders, the fees you would pay if you buy and hold shares of the Portfolio will change. The current fee structure is reflected in Fee Table A below. The Amended Fee Structure is reflected below in Fee Table B. Similarly, if the Amended Fee Structure is approved, the expenses you pay as a shareholder of the Portfolio may change. An example intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds is also included below. Expense Example Table A shows an example based on the current fee structure. Expense Example Table B shows an example based on the Amended Fee Structure.

There is no guarantee that shareholders will approve the Amended Fee Structure, in which case the Portfolio will continue to operate under the current fee structure. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Portfolio’s website at www.INGFunds.com/vp/literature.

Fee Table A - Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class	I
Management Fee	0.10%
Distribution and/or Shareholder Services (12b-1) Fees	None
Administrative Services Fee	0.10%
Other Expenses	0.04%
Acquired Fund Fees and Expenses	0.77%
Total Annual Portfolio Operating Expenses[2]	1.01%
Waivers and Reimbursements[3]	(0.12)%
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	0.89%

1	The expense ratio has been adjusted to reflect current fees.

2	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

3	The adviser is contractually obligated to limit expenses to 0.12% of Class I shares through May 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years.

Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Example Table A

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
I	$91	310	546	1,225

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.

Fee Table B - Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class	I
Management Fee[2]	0.14%
Distribution and/or Shareholder Services (12b-1) Fees	None
Administrative Services Fee	0.10%
Other Expenses	0.04%
Acquired Fund Fees and Expenses	0.77%
Total Annual Portfolio Operating Expenses[3]	1.05%
Waivers and Reimbursements[4]	(0.16)%

74	ING Solution 2055 Portfolio

Class	I
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	0.89%

1	The expense ratio has been adjusted to reflect current contractual rates.

2	Pending shareholder approval, the Portfolio’s Management Fee structure was changed to a “bifurcated fee” structure as follows: an annual rate of 0.10% of the Portfolio’s average daily net assets invested in Underlying Funds within the ING Funds complex, and 0.30% of the Portfolio’s average daily net assets invested in direct investments, which include, but are not limited to, exchange-traded funds, securities issued by non-investment company issuers, such as operating companies, and derivative instruments. The Management Fee reflected in the table is calculated based on an estimated investment of 20% of the Portfolio’s assets in direct investments.

3	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

4	The adviser is contractually obligated to limit expenses to 0.89% of Class I shares through at least May 1, 2018; the obligation does not extend to interest, taxes, brokerage commissions, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years.

Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Example Table B

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
I	$91	284	493	1,202

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-, three-, and five-year periods and the first five years of the ten-year period.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Example, affect the Portfolio’s performance.

During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 55% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests in a combination of Underlying Funds, which are actively managed funds or passively managed funds (index funds), that invest in U.S. stocks, international stocks, U.S. bonds, and other debt instruments and the Portfolio uses an asset allocation strategy designed for investors expecting to retire around the year 2055. The Portfolio’s current approximate target investment allocations (expressed as a percentage of its net assets) among the Underlying Funds are as follows: 95% in equity securities; and 5% in debt instruments. As these are Target Allocations, the actual allocations of the Portfolio’s assets may deviate from the percentages shown.

The Target Allocations are measured with reference to the primary investment strategies of the Underlying Funds; actual exposure to equity securities and debt instruments will vary from the Target Allocations if an Underlying Fund is not substantially invested in accordance with its primary investment strategy. The Portfolio may periodically deviate from the Target Allocations based on an assessment of the current market conditions or other factors. Generally, the deviations fall within the range of +/- 10% relative to the current Target Allocations. The Portfolio may, in light of market conditions or other factors, deviate by a wider margin in order to protect the Portfolio, achieve its investment objective, or to take advantage of particular opportunities.
The Underlying Funds provide exposure to a wide range of traditional asset classes which include stocks, bonds, and cash and non-traditional asset classes (also known as alternative strategies) which include, but are not limited to, real estate, commodities, and floating rate loans.

Equity securities in which the Underlying Funds invest include, but are not limited to, domestic and international large-, mid-, and small-capitalization stocks (may be growth oriented, value oriented, or a blend); emerging market securities; domestic and international real estate stocks, including real estate investment trusts; and natural resource/commodity securities.

Debt instruments in which the Underlying Funds invest include, but are not limited to, domestic and international intermediate, long-term and short-term bonds; high-yield bonds commonly referred to as “junk bonds;” floating rate loans; and Treasury inflation protected securities.

The Portfolio may also invest in derivatives, including futures, and swaps (including interest rate swaps, total return swaps, and credit default swaps), to make tactical asset allocations, to seek to minimize risk, and to assist in managing cash.

The Portfolio may invest up to 20% of its total assets in exchange-traded funds.

The Portfolio may also allocate in the future to the following asset class: emerging markets debt instruments. There can be no assurance that this allocation will occur.

The Portfolio is designed primarily for long-term investors in tax-advantaged accounts. The Portfolio is structured and managed around a specific target retirement or financial goal date 2055 (“Target Date”). The Target Date is the approximate year that an investor in the Portfolio would plan to make withdrawals from the Portfolio for retirement or other financial goals. The chart below shows the glide path and illustrates how the equity securities and debt instruments allocations will change over time. Generally, the Portfolio’s glide path will transition to the target

ING Solution 2055 Portfolio	75

asset allocations illustrated below on an annual basis and become more conservative as the Portfolio approaches the Target Date. As the Portfolio approaches its Target Date in 2055, the Portfolio’s Target Allocation is anticipated to be the same as that of ING Solution Income Portfolio, which is equal to approximately 35% equity securities and 65% debt instruments.

As the Portfolio’s Target Allocation migrates toward that of ING Solution Income Portfolio by the Target Date, it is anticipated that the Portfolio would be merged with and into the ING Solution Income Portfolio. The ING Solution Income Portfolio is for those investors who are retired, nearing retirement or in need of making withdrawals from their portfolio soon.

In summary, the Portfolio is designed for an investor who plans to withdraw the value of the investor’s investments in the Portfolio gradually on or after the Target Date. The mix of investments in the Portfolio’s Target Allocation will change over time and seek to reduce investment risk as the Portfolio approaches its Target Date.

The Portfolio will be rebalanced periodically to return to the Target Allocation. The Target Allocation may be changed at any time by the Sub-Adviser.

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio, even near, at, or after the Target Date. There is no guarantee that the Portfolio will provide adequate income at and through your retirement or for any of your financial goals. The value of your investment in the Portfolio changes with the values of the Underlying Funds and their investments. Any of the following risks, among others, could affect the Portfolio’s or an Underlying Fund’s performance or cause the Portfolio or an Underlying Fund to lose money or to underperform market averages of other funds.

Asset Allocation   Assets will be allocated among Underlying Funds and markets based on judgments by the Adviser. There is a risk that the Portfolio may allocate assets to an Underlying Fund or asset class that underperforms other funds or asset classes.

Call   During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, an Underlying Fund would experience a decline in income.

Commodities   The operations and financial performance of companies in natural resources industries may be directly affected by commodity prices. This risk is exacerbated for those natural resources companies that own the underlying commodity.

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Credit   Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Credit Default Swaps   The Portfolio or an Underlying Fund may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the Portfolio or an Underlying Fund pays a fee to protect against the risk that a security held by the Portfolio or the Underlying Fund will default. As a seller of the swap, the Portfolio or an Underlying Fund receives payment(s) in return for its obligation to pay the counterparty the full national value of the security in the event of a default of the security issuer. As a seller of a swap, the Portfolio or an Underlying Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio or an Underlying Fund would be subject to investment exposure on the notional value of the swap. Credit default swaps are largely unregulated and susceptible to liquidity, credit, and counterparty risks.

Currency   To the extent that an Underlying Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio or an Underlying Fund and reduce its returns. Derivatives may not perform as expected, so the Portfolio or an Underlying Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio or an Underlying Fund to the risk of improper valuation.

Floating Rate Loans   The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans and many floating rate loans are subject to restrictions on resale.

76	ING Solution 2055 Portfolio

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Underlying Funds experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Foreign investment risks may be greater in developing and emerging markets than in developed markets. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

High-Yield Securities   Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Index Strategy   The index selected may underperform the overall market and an Underlying Fund might fail to track its target index. The correlation between an Underlying Fund and index performance may be affected by the Underlying Fund’s expenses and the timing of purchases and redemptions of the Underlying Fund’s shares. An Underlying Fund’s actual holdings might not match the Index and the Underlying Fund’s effective exposure to index securities at any given time may not equal 100%.

Inflation-Indexed Bonds   If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Interest Rate   With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase an Underlying Fund’s exposure to risks associated with rising interest rates.

Liquidity   If a security is illiquid, an Underlying Fund might be unable to sell the security at a time when the manager might wish to sell, and the security could have the effect of decreasing the overall level of an Underlying Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount an Underlying Fund could realize upon disposition. An Underlying Fund may make investments that become less liquid in response to market developments or adverse investor perception. An Underlying Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to an Underlying Fund.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which the Underlying Funds invest. Rather, the market could favor securities to which the Underlying Funds are not exposed or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Underlying Funds costs and impair the ability of the Underlying Funds to achieve its investment objectives.

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio or an Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio and a proportionate share of the expenses of each Underlying Fund.

Real Estate Companies and Real Estate Investment Trusts (“REITs”)   Investing in real estate companies and REITs may subject an Underlying Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws,

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regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.

Sovereign Debt   These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio’s Class I shares’ performance from year to year, and the table compares the Portfolio’s Class I shares’ performance to the performance of a broad-based securities market index/indices for the same period. The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio’s past performance is no guarantee of future results.

Calendar Year Total Returns
(as of December 31 of each year)

Best quarter: 1st, 2012, 12.66% and Worst quarter: 3rd, 2011, (16.89)%

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs (or since inception)	10 Yrs	Inception Date
Class I	%	15.80	8.25	N/A	03/08/10
S&P Target Date 2045 Index[1]	%	15.43	10.26[2]	N/A	—

1	The index returns do not reflect deductions for fees, expenses or taxes.

2	Reflects index performance since the date closest to the Class’ inception for which data is available.

PORTFOLIO MANAGEMENT

On March 18, 2013, shareholders of the Portfolio were sent a proxy statement, which asked shareholders to approve the appointment of ING Investment Management Co., LLC as the Sub-Adviser to the Portfolio. If shareholders approve this proposal, ING Investment Management Co., LLC will become the Sub-Adviser to the Portfolio; however, the individuals listed as members of the Investment Committee will continue to be responsible for the day-to-day management of the Portfolio. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Portfolio’s website at www.INGFunds.com/vp/literature.

Investment Adviser
Directed Services LLC

Investment Committee
Heather Hackett, CFA	Halvard Kvaale, CIMA
Committee Member (since 03/10)	Committee Member (since 08/12)
Paul Zemsky, CFA
Committee Member (since 03/10)

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents

78	ING Solution 2055 Portfolio

of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

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KEY PORTFOLIO INFORMATION

This Prospectus contains information about the Portfolios and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.

The Portfolios’ Statement of Additional Information (“SAI”) is incorporated by reference into (legally made a part of) this Prospectus. It identifies investment restrictions, more detailed risk descriptions, a description of how the bond rating system works, and other information that may be helpful to you in your decision to invest. You may obtain a copy, without charge, from the Portfolios.

Other ING Funds may also be offered to the public that have similar names, investment objectives, and principal investment strategies as those of the Portfolios. You should be aware that a Portfolio is likely to differ from these other ING Funds in size and cash flow pattern. Accordingly, the performance of a Portfolio can be expected to vary from those of other ING Funds.

Each of the Portfolios is a series of ING Partners, Inc. (“Company”), a Maryland corporation. Each Portfolio is managed by Directed Services LLC (“DSL” or “Adviser”). ING Investment Management Co. LLC (“ING IM” or “Sub-Adviser”) is the Sub-Adviser to ING Solution Aggressive Portfolio, ING Solution 2020 Portfolio, ING Solution 2030 Portfolio, ING Solution 2040 Portfolio, and ING Solution 2050 Portfolio (the “Sub-Advised Portfolios”). ING IM serves as a consultant (“Consultant”) to ING Solution Balanced Portfolio (formerly, ING Solution Growth Portfolio), ING Solution Conservative Portfolio, ING Solution Income Portfolio, ING Solution Moderately Aggressive Portfolio (formerly, ING Solution Aggressive Growth Portfolio), ING Solution Moderately Conservative Portfolio (formerly, ING Solution Moderate Portfolio), ING Solution 2015 Portfolio, ING Solution 2025 Portfolio, ING Solution 2035 Portfolio, ING Solution 2045 Portfolio, and ING Solution 2055 Portfolio (the “Consultant Portfolios”). On March 18, 2013, shareholders of the Consultant Portfolios were sent a proxy statement, which asked shareholders to approve the appointment of ING IM as the Sub-Adviser to the Consultant Portfolios. If shareholders approve this proposal, ING IM will become the Sub-Adviser to the Consultant Portfolios. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Consultant Portfolios’ website at www.INGFunds.com/vp/literature.

The Adviser and the Sub-Adviser/Consultant are indirect, wholly-owned subsidiaries of ING U.S., Inc. For more information about the Portfolios, the Adviser and the Sub-Adviser, please read “Management of the Portfolios” later in this Prospectus and the SAI.

The Portfolios’ shares are classified into up to five classes of shares, Adviser Class (“Class ADV”), Service Class (“Class S”), Initial Class (“Class I”), Service 2 Class (“Class S2”), and Class T shares. The classes of shares of each Portfolio are identical except for different expenses, certain related rights, and certain shareholder services. All share classes of each Portfolio have a common investment objective and investment portfolio. Only Class I shares are offered in this Prospectus. Class I shares are not subject to any sales loads.

Conflicts of Interest

In making decisions on the allocation of the assets of the Portfolios among the Underlying Funds, the Adviser is subject to several conflicts of interest because it, or an affiliate, may serve as the investment adviser to the Portfolios, and it or an affiliate serves as adviser, or may serve as sub-adviser to an Underlying Fund. These conflicts could arise because the Adviser or its affiliates earn higher net advisory fees (the advisory fee received less any sub-advisory fee paid and fee waivers or expense subsidies) on some of the Underlying Funds than others. For example, where the Underlying Funds have a sub-adviser that is affiliated with the Adviser, the entire advisory fee is retained by an ING company. Even where the net advisory fee is not higher for Underlying Funds sub-advised by an affiliate of the Adviser, the Adviser may have an incentive to prefer affiliated sub-advisers for other reasons, such as increasing assets under management or supporting new investment strategies, which in turn would lead to increased income to ING. Further, the Adviser may believe that redemption from an Underlying Fund will be harmful to that Underlying Fund, the Adviser, or an affiliate. Therefore, the Adviser may have incentives to allocate and reallocate in a fashion that would advance its own economic interests, the economic interests of an affiliate, or the interests of an Underlying Fund rather than a Portfolio.

The Adviser has informed the Company’s Board that its investment process may be influenced by an affiliated insurance company that issues financial products in which the Portfolios are offered as investment options. In certain of those products an affiliated insurance company may offer guaranteed lifetime income or death benefits. The Adviser’s investment decisions for the Portfolios, including its allocation decisions with respect to the Portfolios’ Underlying Funds, may benefit the affiliated insurance company issuing such benefits. For example, selecting and allocating assets to Underlying Funds which invest primarily in fixed-income securities or in a more conservative or less volatile investment style, may reduce the regulatory

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KEY PORTFOLIO INFORMATION  (continued) capital requirements which the affiliated insurance company must satisfy to support its guarantees under its products, may help reduce the affiliated insurance company’s risk from the lifetime income or death benefits, or may make it easier for the insurance company to manage its risk through the use of various hedging techniques. The Adviser has developed an investment process using an allocation committee which seeks to ensure that the Portfolios are managed in the best interest of their shareholders. Further, the Adviser has adopted various policies and procedures that are intended to identify, monitor, and address actual or potential conflicts of interest. Nonetheless, investors bear the risk that the Adviser’s allocation decisions may be affected by its conflicts of interest.

Fundamental Policies

Fundamental investment policies contained in the SAI may not be changed without shareholder approval. The Board of Directors (“Board”) and/or the Adviser may change any other policies and investment strategies.

Portfolio Diversification

Each Portfolio is diversified, as such term is defined in the Investment Company Act of 1940 (“1940 Act”).

Investor Diversification

Although an investor may achieve the same level of diversification by investing directly in a variety of the Underlying Funds, the Portfolios provide investors with a means to simplify their investment decisions by investing in a single diversified portfolio. For more information about the Underlying Funds, please see “Key Information About the Underlying Funds” later in this Prospectus.

Although the Portfolios are designed to serve as a component of a diversified investment portfolio of securities, no single mutual fund can provide an appropriate investment program for all investors. You should evaluate the Portfolios in the context of your personal financial situation, investment objectives and other investments.

Combination with ING Solution Income Portfolio

When ING Solution 2015 Portfolio, ING Solution 2020 Portfolio, ING Solution 2025 Portfolio, ING Solution 2030 Portfolio, ING Solution 2035 Portfolio, ING Solution 2040 Portfolio, ING Solution 2045 Portfolio, ING Solution 2050 Portfolio and ING Solution 2055 Portfolio reach their respective Target Dates, they may be combined with ING Solution Income Portfolio, without a vote of shareholders if the Company’s Board determines that combining such Portfolio with ING Solution Income Portfolio would be in the best interests of the Portfolio and its shareholders. Prior to any combination (which likely would take the form of a re-organization and may occur on or after each Portfolio’s Target Date), a Portfolio will notify shareholders of such Portfolio of the combination and any tax consequences. If, and when, such a combination occurs, shareholders of a Portfolio will become shareholders of ING Solution Income Portfolio.

Temporary Defensive Strategies

When the Adviser or sub-adviser (if applicable) to a Portfolio anticipates unusual market or other conditions, the Portfolio may temporarily depart from its principal investment strategies as a defensive measure. In such circumstances, that Portfolio may invest in securities believed to present less risk, such as cash, cash equivalents, money market fund shares and other money market instruments, debt securities that are high quality or higher quality than normal, more liquid securities, or others. While a Portfolio invests defensively, it may not achieve its investment objective. A Portfolio’s defensive investment position may not be effective in protecting its value. It is impossible to predict accurately how long such alternative strategies may be utilized. The types of defensive positions in which a Portfolio may engage are identified and discussed in the SAI.

Percentage and Rating Limitations

The percentage and rating limitations on Portfolio investments listed in this Prospectus apply at the time of investment.

Investment Not Guaranteed

Please note your investment is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

Shareholder Reports

Each Portfolio’s fiscal year ends December 31. Each Portfolio will send financial statements to its shareholders at least semi-annually. An annual shareholder report containing financial statements audited by an independent registered public accounting firm will be sent to shareholders every year.

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MORE INFORMATION ABOUT THE PORTFOLIOS

Additional Information About the Investment Objectives

Each Portfolio’s investment objective is non-fundamental and may be changed by a vote of the Portfolio’s Board, without shareholder approval. A Portfolio will provide 60 days’ prior written notice of any change in a non-fundamental investment objective. There is no guarantee the Portfolios will achieve their respective investment objectives.

Additional Information About Principal Investment Strategies

The Portfolios invest in a combination of Underlying Funds that, in turn, invest directly in a wide range of U.S. and international stocks, U.S. bonds and other debt instruments; and uses asset allocation strategies to determine how much to invest in each Underlying Fund. The Portfolios are designed to meet the needs of investors who wish to seek exposure to various types of securities through a single diversified investment. For a complete description of each Portfolio’s principal investment strategies, please see the Portfolio’s summary prospectus or the summary section of this Prospectus.

Asset Allocation Process

On March 18, 2013, shareholders of those Portfolios identified as the “Consultant Portfolios” in the section of the Prospectus entitled “Key Portfolio Information,” were sent a proxy statement, which asked shareholders to approve the appointment of ING Investment Management Co., LLC as the Sub-Adviser to the Consultant Portfolios. If shareholders approve this proposal, ING Investment Management Co., LLC will become the Sub-Adviser to the Consultant Portfolios; however, the individuals listed as members of the Investment Committee will continue to be responsible for the day-to-day management of the Portfolio. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Consultant Portfolio’s website at www.INGFunds.com/vp/literature.

The Adviser and Sub-Adviser/Consultant have designed the Portfolios which were constructed and are managed using an asset allocation process to determine each Portfolio’s investment mix. This asset allocation process can be described as follows:

In the first stage, the mix of asset classes ( i.e .., stocks and fixed-income securities of various types) that the Sub-Adviser/Consultant believes is likely to produce the optimal return for each Portfolio is estimated. These estimates are made with reference to an investment model that incorporates historical and expected returns, standard deviations and correlation coefficients of various asset classes as well as other financial variables. The mix of asset classes arrived at for each Portfolio is called the “Target Allocation.” The Sub-Adviser/Consultant will review the Target Allocations at least annually regarding proposed changes. The Sub-Adviser/Consultant will also make tactical allocations to overweight certain asset classes and styles, while underweighting other asset classes. These tactical allocations are intended to be in response to changing market conditions, and to enable the Sub-Adviser/Consultant to shift to those asset classes that are expected to outperform under certain market conditions.

For the Consultant Portfolios, the Adviser has set up a team of professionals to consider and review the recommendations of the Consultant, and will retain discretion over implementation of the Consultant’s recommendations, as necessary.

In the second stage, the Sub-Adviser/Consultant determines the Underlying Funds in which the Portfolios invest to attain their Target Allocations. In choosing an Underlying Fund, the Sub-Adviser/Consultant considers, among other factors, the degree to which the Underlying Fund’s holdings or other characteristics correspond to the desired Target Allocation. The Sub-Adviser/Consultant, at any time, may change the Underlying Funds in which the Portfolios invest, may add or drop Underlying Funds, and may determine to make tactical changes in the Portfolios’ Target Allocations depending on market conditions. The Sub-Adviser/Consultant determines the Target Allocations and the selection of Underlying Funds.

Periodically, based upon a variety of quantitative and qualitative factors, the Sub-Adviser/Consultant uses economic and statistical methods to determine the optimal Target Allocations and ranges for the Portfolios, the resulting allocations to the Underlying Funds, and whether any Underlying Funds should be added or removed from the mix.

The factors considered may include the following: (i) the investment objective of each Portfolio and each of the Underlying Funds; (ii) economic and market forecasts; (iii) proprietary and third-party reports and analysis; (iv) the risk/return characteristics, relative performance, and volatility of Underlying Funds; and (v) the correlation and covariance among Underlying Funds.

As market prices of the Underlying Funds’ portfolio securities change, each Portfolio’s actual allocations will vary somewhat from its respective Target Allocation, although the percentages generally will remain within an acceptable range of the Target Allocations percentages, as determined by the Sub-Adviser/Consultant. If changes are made as described above,

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MORE INFORMATION ABOUT THE PORTFOLIOS  (continued) those changes will be reflected in the Prospectus. However, it may take some time to fully implement the changes. The Sub-Adviser/Consultant will implement the changes over a reasonable period of time while seeking to minimize disruptive effects and added costs to the Portfolios and the Underlying Funds.

The Sub-Adviser/Consultant intends to rebalance the Portfolios on at least a quarterly basis, but may rebalance more or less frequently as deemed appropriate, to attain the Target Allocations for the Portfolios. These allocations, however, are targets, and each Portfolio’s allocations could change substantially as the Underlying Funds’ asset values change due to market movements and portfolio manager decisions. On an ongoing basis, the actual mix of assets and included strategies for each Portfolio may deviate from the Target Allocation percentages. If the Sub-Adviser/Consultant believes it is in the best interests of a Portfolio and its shareholders, to deviate from the Portfolio’s Target Allocation, it may rebalance more frequently than quarterly, limit the degree of rebalancing or avoid rebalancing altogether. The Target Allocations may be changed at any time by the Sub-Adviser/Consultant.

The Sub-Adviser/Consultant will have sole authority over the asset allocations, investments in particular Underlying Funds (including any Underlying Funds organized in the future) and the Target Allocations for the Portfolios, including determining the transition pattern of the Portfolios in a timely but reasonable manner based upon market conditions at the time of allocation changes. The pre-defined mixes will be reviewed at least annually and analyzed for consistency with current market conditions and industry trends.

With the exception of ING Solution Aggressive Portfolio ING Solution Balanced Portfolio, ING Solution Conservative Portfolio, ING Solution Income Portfolio, ING Solution Moderately Aggressive Portfolio, and ING Solution Moderately Conservative Portfolio, each Portfolio is structured and managed around a specific target retirement or financial goal date (“Target Date”) as follows: 2055, 2050, 2045, 2040, 2035, 2030, 2025, 2020, and 2015. For example investors looking to retire in or near the year 2055 would likely choose the ING Solution 2055 Portfolio and the mix of this Portfolio would migrate toward that of the ING Solution 2050 Portfolio in approximately 5 years time, the ING Solution 2045 Portfolio in approximately 10 years time, the ING Solution 2040 Portfolio in approximately 15 years time, the ING Solution 2035 Portfolio in approximately 20 years time, the ING Solution 2030 Portfolio in approximately 25 years time, the ING Solution 2025 Portfolio in approximately 30 years time, the ING Solution 2020 Portfolio in approximately 35 years time, the ING Solution 2015 Portfolio in approximately 40 years time and finally combine with the ING Solution Income Portfolio after about 45 years or about 2055. The ING Solution Conservative Portfolio, ING Solution Income Portfolio, and ING Solution Moderately Conservative Portfolio are for those who are retired, nearing retirement or in need of drawing down income from their Portfolio soon.

With respect to the ING Solution 2055 Portfolio, ING Solution 2050 Portfolio, ING Solution 2045 Portfolio, ING Solution 2040 Portfolio, ING Solution 2035 Portfolio, ING Solution 2030 Portfolio, ING Solution 2025 Portfolio, ING Solution 2020 Portfolio, and ING Solution 2015 Portfolio, in summary, the mix of investments in the Target Allocations will change over time and seek to produce reduced investment risk and preserve capital as the Portfolio approaches its Target Date.

Asset Allocation is No Guarantee Against Loss

Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from the historical performance and the assumptions used to form the asset allocations for the Portfolios. Furthermore, the Sub-Adviser’s allocation of the Portfolios’ assets may not anticipate market trends successfully. For example, weighting Underlying Funds that invest in equity securities too heavily during a stock market decline may result in a failure to preserve capital. Conversely, investing too heavily in Underlying Funds that invest in debt instruments during a period of stock market appreciation may result in lower total return.

There is a risk that you could achieve better returns by investing in an Underlying Fund or other mutual funds representing a single asset class than in the Portfolios.

Assets will be allocated among funds and markets based on judgments made by the Sub-Adviser/Consultant. There is a risk that the Portfolios may allocate assets to an asset class or market that underperforms other funds. For example, a Portfolio may be underweighted in assets or a market that is experiencing significant returns or overweighted in assets or a market with significant declines.

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MORE INFORMATION ABOUT THE PORTFOLIOS  (continued) Performance of the Underlying Funds Will Vary

The performance of the Portfolios depends upon the performance of the Underlying Funds, which are affected by changes in the economy and financial markets. The value of the Portfolios changes as the asset values of the Underlying Funds the Portfolios hold go up or down. The value of your shares will fluctuate and may be worth more or less than the original cost. The timing of your investment may also affect performance.

Additional Information About the Portfolios’ and/or the Underlying Funds’ Risks

All mutual funds involve risk - some more than others - and there is always the chance that you could lose money or not earn as much as you hope. Each Portfolio’s risk profile is largely a factor of the principal securities in which the Underlying Funds invest and investment techniques that the Underlying Funds use.

Below is a discussion of the risks associated with certain of the types of securities in which the Portfolios and/or the Underlying Funds may invest and certain of the investment practices that the Portfolios and/or the Underlying Funds may use. For more information about these and other types of securities and investment techniques that may be used by the Portfolios and/or the Underlying Funds, see the SAI.

Many of the investment techniques and strategies discussed in this Prospectus and in the SAI are discretionary which means that the adviser or sub-adviser of the Portfolios and/or the Underlying Funds can decide whether to use them. The Portfolios and/or the Underlying Funds may invest in these securities or use these techniques as part of their principal investment strategies. However, the adviser or sub-adviser may also use these investment techniques or make investments in securities that are not a part of the Portfolios’ and/or the Underlying Funds’ principal investment strategies.

For more information about principal risks that apply only to the Underlying Funds, please see “Key Information About the Underlying Funds.”

Asset Allocation.  Assets will be allocated among Underlying Funds and markets based on judgments by the Adviser. There is a risk that a portfolio may allocate assets to an Underlying Fund or asset class that underperforms other funds or asset classes.

Call.  During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, an Underlying Fund would experience a decline in income.

Commodities.  The operations and financial performance of companies in natural resources industries may be directly affected by commodity prices. This risk is exacerbated for those natural resources companies that own the underlying commodity. Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand, the impact of interest rate and inflation on production and demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices, which may lead to a reduction in production or supply, may also negatively impact the performance of companies in natural resources industries that are solely involved in the transportation, processing, storing, distribution or marketing of commodities. Volatility of commodity prices may also make it more difficult for companies in natural resources industries to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices.

Company.  The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Credit.  Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Credit Default Swaps.  A portfolio or an Underlying Fund may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the portfolio or an Underlying Fund pays a fee to protect against the risk that a security held by the portfolio or the Underlying Fund will default. As a seller of the swap, a portfolio or an Underlying Fund receives payment(s) in return for its obligation to pay the counterparty the full national value of the security in the event of a default of the security issuer. As a seller of a swap, a portfolio or an Underlying Fund would effectively add

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MORE INFORMATION ABOUT THE PORTFOLIOS  (continued) leverage to its portfolio because, in addition to its total net assets, a portfolio or an Underlying Fund would be subject to investment exposure on the notional value of the swap. Credit default swaps are largely unregulated and susceptible to liquidity, credit, and counterparty risks.

Currency.  To the extent that an Underlying Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad. As a result, an Underlying Fund’s investments in foreign currency or foreign currency-denominated securities may reduce the value of an Underlying Fund’s assets.

Derivative Instruments.  Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of a portfolio or an Underlying Fund and reduce its returns. Derivatives may not perform as expected, so a portfolio an Underlying Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose a portfolio an Underlying Fund to the risk of improper valuation. Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. The investment of a portfolio or an Underlying Fund’s assets required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a portfolio or an Underlying Fund; therefore, the purchase of certain derivatives may have an economic leveraging effect on a portfolio or an Underlying Fund; thus exaggerating any increase or decrease in the net asset value of a portfolio or an Underlying Fund. Investments in derivatives are generally negotiated over-the-counter with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability to perform its obligations and further that any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a portfolio or an Underlying Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or for prices that do not reflect current market value. A portfolio or an Underlying Fund’s adviser or sub-adviser might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains to a portfolio or an Underlying Fund.

Floating Rate Loans.  The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans and many floating rate loans are subject to restrictions on resale.

Foreign Investments/Developing and Emerging Markets.  To the extent an Underlying Fund invests in securities of issuers in markets outside the United States, its share price may be more volatile than if it invested in securities of issuers in the U.S. market due to, among other things, the following factors: comparatively unstable political, social and economic conditions, and limited or ineffectual judicial systems; comparatively small market sizes, making securities less liquid and securities prices more sensitive to the movements of large investors and more vulnerable to manipulation; governmental policies or actions, such as high taxes, restrictions on currency movements, replacement of currency, potential for default on sovereign debt, trade or diplomatic disputes, creation of monopolies, and the seizure of private property through confiscatory taxation and expropriation or nationalization of company assets; incomplete, outdated, or unreliable information about securities issuers due to less stringent market regulation and accounting standards; comparatively undeveloped markets and weak banking and financial systems; market inefficiencies, such as higher transaction costs, and administrative difficulties, such as delays in processing transactions; and fluctuations in foreign currency exchange rates, which could reduce gains or widen losses. In addition, foreign taxes could reduce the income available to distribute to shareholders, and special U.S. tax considerations could apply to foreign investments. Depositary receipts are subject to risks of foreign investments and might not always track the price of the underlying foreign security. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

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Foreign investment risks typically are greater in developing and emerging markets than in developed markets, for such reasons as social or political unrest, heavy economic dependence on agriculture or exports (particularly commodities), undeveloped or overburdened infrastructures, vulnerability to natural disasters, significant and unpredictable government intervention in markets or the economy, currency devaluations, runaway inflation, environmental problems, and business practices that depart from norms for developed countries and less developed or liquid markets for securities generally.

High-Yield Securities.  Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments. Investments in high-yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt instruments, but they also typically entail greater potential price volatility and principal and income risk. The prices of high-yield securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. High-yield securities structured as zero-coupon or pay-in-kind securities tend to be more volatile. The secondary market in which high-yield securities are traded is generally less liquid than the market for higher grade bonds. At times of less liquidity, it may be more difficult to value high-yield securities.

Index Strategy.  The index selected may underperform the overall market and an Underlying Fund might fail to track its target index. The correlation between an Underlying Fund and index performance may be affected by the Underlying Fund’s expenses and the timing of purchases and redemptions of the Underlying Fund’s shares. An Underlying Fund’s actual holdings might not match the Index and the Underlying Fund’s effective exposure to index securities at any given time may not equal 100%.

Inflation-Indexed Bonds.  If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Interest Rate.  With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase an Underlying Fund’s exposure to risks associated with rising interest rates.

Liquidity.  If a security is illiquid, an Underlying Fund might be unable to sell the security at a time when an Underlying Fund’s manager might wish to sell, and the security could have the effect of decreasing the overall level of an Underlying Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount an Underlying Fund could realize upon disposition. An Underlying Fund may make investments that become less liquid in response to market developments or adverse investor perception. An Underlying Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Underlying Fund.

Market.  Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which the Underlying Funds invest. Rather, the market could favor securities to which the Underlying Funds are not exposed or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Underlying Funds costs and impair the ability of the Underlying Funds to achieve its investment objectives.

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Market Capitalization.  Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies.  The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because a portfolio or an Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of a portfolio and a proportionate share of the Underlying Fund.

Other investment companies include exchange-traded funds (“ETFs”) and Holding Company Depositary Receipts (“HOLDRs”), among others. ETFs are exchange-traded investment companies that are, in many cases, designed to provide investment results corresponding to an index. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Additional risks of investments in ETFs include: (i) the market price of an ETF’s shares may trade at a discount to its net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading may be halted if the listing exchanges’ officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value.

Real Estate Companies and Real Estate Investment Trusts (“REITs”).  Investing in real estate companies and REITs may subject the portfolio to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property. Some REITs may invest in a limited number of properties, in a narrow geographic area or in a single property type, which increases the risk that a portfolio could be unfavorably affected by the poor performance of a single investment or investment type. These companies are also sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. Borrowers could default on or sell investments the REIT holds, which could reduce the cash flow needed to make distributions to investors. In addition, REITs may also be affected by tax and regulatory requirements in that a REIT may not qualify for preferential tax treatments or exemptions. REITs require specialized management and pay management expenses.

Sovereign Debt.  These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

Additional Risks

The discussion below also includes risks that are not considered to be principal risks of a Portfolio, but are considered to be relevant to each Portfolio or an Underlying Fund (including risks arising from a Portfolio’s investments in Underlying Funds).

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Counterparty.  The entity with which a portfolio or an Underlying Fund conducts portfolio-related business (such as trading or securities lending), or that underwrites, distributes or guarantees investments or agreements that the portfolio or the Underlying Fund owns or is otherwise exposed to, may refuse or may become unable to honor its obligations under the terms of a transaction or agreement. As a result, a portfolio or an Underlying Fund may sustain losses and be less likely to achieve its investment objective. These risks may be greater when engaging in over-the-counter transactions.

Duration.  One measure of risk for fixed-income securities is duration. Duration measures the sensitivity of a bond’s price to interest rate movements and is one of the tools used by a portfolio manager in selection of fixed-income securities. Historically, the maturity of a bond was also used as a proxy for the sensitivity of a bond’s price to changes in interest rates, otherwise known as a bond’s interest rate risk or volatility. According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of average life of a bond on a present value basis which was developed to incorporate a bond’s yield, coupons, final maturity and call features into one measure. As a point of reference, the duration of a noncallable 7% coupon bond with a remaining maturity of 5 years is approximately 4.5 years and the duration of a noncallable 7% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation. For example, the price of a bond with an average duration of 4.5 years would be expected to fall approximately 4.5% if interest rates rose by one percentage point. Conversely, the price of a bond with an average duration of 4.5 years would be expected to rise approximately 4.5% if interest rates drop by one percentage point.

Increase in Expenses.  Your actual cost of investing in a portfolio may be higher or lower than the expenses shown in the portfolio’s “Annual Portfolio Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if a portfolio’s Acquired Fund Fees and Expenses increase as a result of the decrease in the Underlying Funds’ assets. The Underlying Funds’ assets may decrease and Underlying Funds expense ratios increase for many reasons, including volatility in the Underlying Funds’ net asset value caused by volatility in the secondary markets for assets in which the Underlying Funds invests.

Manager.  A portfolio, and each Underlying Fund (except index funds), is subject to manager risk because it is an actively managed investment portfolio. The adviser, the sub-adviser, or each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for a portfolio or an Underlying Fund, but there can be no guarantee that these will produce the desired results.

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The Portfolios seek to meet their investment objectives by allocating their assets among the Underlying Funds. Because the Portfolios invest in the Underlying Funds, shareholders will be affected by the investment strategies of each Underlying Fund. Information is provided below as of the date of this Prospectus regarding each Underlying Fund, including its investment adviser, sub-adviser, investment objective, main investments and main risks. This information is intended to provide potential investors in the Portfolios with information that they may find useful in understanding the investment history and risks of the Underlying Funds.

You should note that the adviser or sub-adviser (if applicable) may or may not invest in each of the Underlying Funds listed. Further, over time, the Portfolios will alter their allocation of assets among the Underlying Funds and may add or remove Underlying Funds that are considered for investment. Therefore, it is not possible to predict the extent to which the Portfolios will be invested in each Underlying Fund at any one time. As a result, the degree to which the Portfolios may be subject to the risks of a particular Underlying Fund will depend on the extent to which the Portfolios have invested in the Underlying Fund.

Underlying Fund: ING American Century Small-Mid Cap Value Portfolio

Investment Adviser: Directed Services LLC

Sub-Adviser: American Century Investment Management, Inc.

Investment Objectives: Long-term capital growth, income is a secondary objective.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of small- and mid-capitalization companies. The sub-adviser defines small-capitalization companies to include those with a market capitalization no larger than that of the largest company in the Standard and Poor’s SmallCap 600 Index or the Russell 2000® Index and mid-capitalization companies to include those whose market capitalization at the time of purchase is within the capitalization range of the Russell 3000® Index, excluding the largest 100 such companies (in terms of market capitalization). The portfolio may invest up to 20% of its assets in companies outside these two capitalization ranges, measured at the time of purchase. The portfolio may invest in derivative instruments including, futures contracts. The portfolio may also invest in foreign securities, debt obligations of governments, and their agencies and other similar securities. Equity securities include common and preferred stocks, and equity-equivalent securities, such as debt securities and preferred stocks convertible into common stocks, and stocks or stock index futures contracts. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, convertible securities, credit, currency, derivative instruments, foreign investments, interest rate, liquidity, market, mid-capitalization company, other investment companies, securities lending, small-capitalization company, sovereign debt, and value investing.

Underlying Fund: ING Baron Growth Portfolio

Investment Adviser: Directed Services LLC

Sub-Adviser: BAMCO, Inc.

Investment Objective: Capital appreciation.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of small-sized growth companies with market capitalizations of under $2.5 billion as measured at the time of purchase. The portfolio may invest up to 20% in foreign securities, including American Depositary Receipts. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, currency, foreign investments, growth investing, liquidity, market, market capitalization, other investment companies, and securities lending.

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Underlying Fund: ING BlackRock Inflation Protected Bond Portfolio

Investment Adviser: Directed Services LLC

Sub-Adviser: BlackRock Financial Management, Inc.

Investment Objective: Maximum real return, consistent with preservation of real capital and prudent investment management.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and U.S. and non-U.S. corporations and derivative instruments that have economic characteristics similar to inflation indexed bonds. Inflation-indexed bonds are debt instruments that are structured to provide protection against inflation. The portfolio may invest up to 20% of its assets in non-investment-grade bonds (high-yield or junk bonds) or debt securities of emerging market issuers. The portfolio may invest up to 20% of its assets in non-dollar denominated securities of non-U.S. issuers, and may invest, without limit, in U.S. dollar denominated securities of non-U.S. issuers. The portfolio is non-diversified which means it may invest a significant portion of its assets in a single issuer. The portfolio may also purchase: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, collateralized mortgage obligations, investment-grade corporate bonds, and asset-backed securities. Non-investment grade bonds acquired by the portfolio will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor’s Ratings Services or Ba or lower by Moody’s Investors Service, Inc.) or will be determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating. The portfolio may buy or sell options or futures, or enter into swaps (including credit default swaps), interest rate, or foreign currency transactions (collectively, commonly known as “derivatives”). The portfolio may also enter into reverse repurchase agreements or dollar rolls. The portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Call, credit, credit default swaps, currency, deflation, derivative instruments, foreign investments/developing and emerging markets, high-yield securities, inflation-indexed bonds, interest rate, issuer non-diversification, leverage, liquidity, mortgage- and/or asset-backed securities, other investment companies, prepayment and extension, securities lending, sovereign debt, and U.S. government securities and obligations.

Underlying Fund: ING BlackRock Large Cap Growth Portfolio

Investment Adviser: Directed Services LLC

Sub-Adviser: BlackRock Investment Management, LLC

Investment Objective: Long-term growth of capital.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of large-capitalization companies (those which, at the time of purchase, have a market capitalization equal to or greater than the top 80% of the companies that comprise the Russell 1000® Index). The portfolio may invest up to 10% of its total assets in foreign securities in the form of American Depositary Receipts. The portfolio may also invest in investment-grade convertible securities, preferred stocks, illiquid securities, and U.S. government debt securities of any maturity. The portfolio may purchase or sell securities on a when-issued or delayed delivery basis or through a forward commitment. The portfolio may invest in derivatives and short-term debt instruments, such as commercial paper. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, convertible securities, credit, derivative instruments, foreign investments, growth investing, interest rate, investment model, leverage, liquidity, market, other investment companies, securities lending, U.S. government securities and obligations, and when issued and delayed delivery securities and forward commitments.

Underlying Fund: ING Clarion Global Real Estate Portfolio

Investment Adviser: ING Investments, LLC

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Sub-Adviser: CBRE Clarion Securities LLC

Investment Objective: High total return consisting of capital appreciation and current income.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in a portfolio of equity securities of companies that are principally engaged in the real estate industry. A company shall be considered to be “principally engaged” in the real estate industry if it: (i) derives at least 50% of its total revenue or earnings from owning, operating, developing, constructing, financing, managing and/or selling commercial, industrial, or residential real estate; or (ii) has at least 50% of its assets invested in real estate in a number of different countries located throughout the world, including the United States. The portfolio expects these investments to be in common stocks of large-, mid-, and small-sized companies, including real estate investment trusts. The portfolio may invest in companies located in countries with emerging securities markets. The portfolio may also invest in convertible securities, initial public offerings and Rule 144A securities. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, concentration, convertible securities, credit, currency, foreign investments/developing and emerging markets, initial public offerings, interest rate, liquidity, market, market capitalization, other investment companies, real estate companies and real estate investment trusts, and securities lending.

Underlying Fund: ING Clarion Real Estate Portfolio

Investment Adviser: Directed Services LLC

Sub-Adviser: CBRE Clarion Securities LLC

Investment Objective: Total return including capital appreciation and current income.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in common and preferred stocks of U.S. real estate investment trusts and real estate companies. A company shall be considered to be “principally engaged” in the real estate industry if it: (i) derives at least 50% of its total revenue or earnings from the owning, relating, developing, constructing, financing, managing, and/or selling commercial, industrial, or residential real estate; or (ii) has at least 50% of its assets invested in real estate. The portfolio may invest in companies of any market capitalization, although will generally not invest in companies with market capitalization of less than $100 million at the time of purchase. The portfolio may also invest in convertible securities, initial public offerings, and Rule 144A securities. The portfolio is non-diversified, which means it may invest a significant portion of its assets in a single issuer. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, concentration, convertible securities, credit, initial public offerings, interest rate, investment model, issuer non-diversification, liquidity, market, market capitalization, other investment companies, real estate companies and real estate investment trusts, and securities lending.

Underlying Fund: ING Columbia Contrarian Core Portfolio (formerly, ING Davis New York Venture Portfolio)

Investment Adviser: Directed Services LLC

Sub-Adviser: Columbia Management Investment Advisers, LLC

Investment Objective: Total return consisting of long-term capital appreciation and current income.

Main Investments: The portfolio invests at least 80% of its net assets in common stocks. In addition, under normal market conditions, the portfolio invests at least 80% of its net assets in equity securities of U.S. companies that have large market capitalizations (generally over $2 billion) that the sub-adviser believes are undervalued and have the potential for long-term growth and current income. The portfolio may also invest up to 20% of its net assets in foreign securities. The portfolio may invest directly in foreign securities or indirectly through depositary receipts. The portfolio may invest in derivatives such as futures, forward contracts, options and swap contracts, including credit default swaps. The portfolio

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued) may use derivative instruments for both hedging and non-hedging purposes, including, for example, to produce incremental earnings, to hedge existing positions, to provide a substitute for a position in an underlying asset, to increase or reduce market or credit exposure, or to increase flexibility. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, currency, derivative instruments, foreign investments, investment model, liquidity, market, market capitalization, other investment companies, and securities lending.

Underlying Fund: ING Columbia Small Cap Value II Portfolio

Investment Adviser: Directed Services LLC

Sub-Adviser: Columbia Management Investment Advisers, LLC

Investment Objective: Long-term growth of capital.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies that have market capitalizations in the range of the companies within the Russell 2000® Value Index at the time of purchase. The portfolio may invest up to 20% of its total assets in foreign securities and depositary receipts. The portfolio may also invest in real estate investment trusts. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may also invest in convertible securities, initial public offerings, and derivatives, including options on securities, options on stock indices, covered calls, secured put options, and over-the-counter options. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, convertible securities, credit, currency, derivative instruments, focus investing, foreign investments, initial public offerings, interest rate, liquidity, market, other investment companies, over-the-counter investments, real estate companies and real estate investment trusts, securities lending, small-capitalization company, and value investing.

Underlying Fund: ING Emerging Markets Equity Fund

Investment Adviser: ING Investments, LLC

Sub-Adviser: Delaware Management Company and J.P. Morgan Investment Management Inc.

Investment Objective: Long-term capital appreciation.

Main Investments: The fund invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of issuers in emerging markets. Developing or emerging countries include most countries in the world except Australia, Canada,Japan, New Zealand, Hong Kong, Singapore, the United Kingdom, the United States, and most of the countries of Western Europe. An emerging market company is one that is organized under the laws of, or has a principal place of business in, an emerging market; where the principal securities market is in an emerging market; that derives at least 50% of its total revenues or profits from goods that are produced or sold, investments made, or services performed in an emerging market; or at least 50% of the assets of which are located in an emerging market. The fund may invest in companies of any market capitalization. Equity securities may include common stock, preferred stock, convertible securities, depositary receipts, participatory notes, trust or partnership interests, warrants and rights to buy common stock, and privately placed securities. The fund may also invest in real estate investment trusts and non-investment grade bonds (high-yield or “junk bonds”). The fund may invest in derivatives, including but not limited to, futures, options, swaps, and forwards. The fund may invest in securities denominated in U.S. dollars, major reserve currencies, and currencies of other countries in which it can invest. The fund typically maintains full currency exposure to those markets in which it invests. However, the fund may, from time to time, hedge a portion of its foreign currency exposure into the U.S. dollar. The fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The fund may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

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Main Risks: Call, company, convertible securities, credit, currency, derivative instruments, foreign investments/developing and emerging markets, high-yield securities, interest rate, investment model, liquidity, market, market capitalization, other investment companies, real estate companies and real estate investment trusts, and securities lending.

Underlying Fund: ING Emerging Markets Index Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of an index that measures the investment return of emerging markets securities (“Index”).

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies, which are at the time of purchase, included in an Index that measures the investment return of emerging markets securities; depositary receipts representing securities in the Index; convertible securities that are convertible into stocks included in the Index; other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components; and exchange-traded funds. Under normal market conditions, the portfolio invests all, or substantially all of its assets in these securities. The portfolio currently invests principally in equity securities and employs a “passive management” approach designed to track the performance of the Index (currently MSCI Emerging Markets IndexSM (“Index”)). As of February 28, 2013, a portion of the Index was concentrated in the financials sector (including a focus in the commercial banks industry). The portfolio is non-diversified, which means it may invest a significant portion of its assets in a single issuer. The portfolio may invest in other investment companies to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, concentration, convertible securities, credit, currency, derivative instruments, focused investing, foreign investments/developing and emerging markets, index strategy, interest rate, issuer non-diversification, liquidity, market, market capitalization, other investment companies, and securities lending.

Underlying Fund: ING Euro STOXX 50® Index Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the EURO STOXX 50® Index (“Index”).

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies which are, at the time of purchase, included in the Index, convertible securities that are convertible into stocks included in the Index, other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components and exchange-traded funds. Under normal market conditions, the portfolio invests all, or substantially all of its assets in these securities. The portfolio invests principally in common stocks and employs a “passive management” approach designed to track the performance of the Index. As of February 28, 2013, a portion of the Index was concentrated in the financials sector. The portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the portfolio’s cash position. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, concentration, convertible securities, credit, currency, derivative instruments, foreign investments, index strategy, interest rate, liquidity, market, market capitalization, other investment companies, and securities lending.

Underlying Fund: ING Floating Rate Fund

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

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Investment Objective: High level of current income.

Main Investments: The fund invests at least 80% of its net assets (plus borrowing for investment purposes) in U.S. dollar denominated floating rate loans and other floating rate debt instruments, including: floating rate bonds; floating rate notes; money market instruments with a remaining maturity of 60 days or less; floating rate debentures; and tranches of floating rate asset-backed securities, including structured notes, made to, or issued by, U.S. and non-U.S. corporations or other business entities (collectively “Floating Rate Debt”). The fund normally invests substantially in floating rate loans. The fund generally invests in below investment-grade floating rate loans that either hold the most senior position in the capital structure of the borrower, hold an equal ranking with other senior debt, or have characteristics (such as a senior position secured by liens on a borrower’s assets) that the sub-adviser believes justify treatment as senior debt. The fund may invest in floating rate loans of companies whose financial condition is troubled or uncertain and that may be involved in bankruptcy proceedings, reorganizations, or financial restructurings. Although the fund has no restrictions on investment maturity, normally the floating rate loans will have remaining maturities of ten years or less. The fund may invest in the following derivative instruments: interest rate swaps and futures or forward contracts. The fund may invest up to 20% of its assets, measured at the time of purchase, in a combination of one or more of the following types of U.S. dollar denominated investments: senior or subordinated fixed rate debt instruments, including notes and bonds, whether secured and unsecured; equity securities: (i) as an incident to the purchase or ownership of Floating Rate Debt or fixed rate debt instruments; (ii) in connection with a restructuring of a borrower or issuer or its debt; or (iii) if the fund already owns Floating Rate Debt or a fixed rate debt instrument of the issuer of such equity; short-term debt obligations, repurchase agreements, cash and cash equivalents that do not otherwise qualify as Floating Rate Debt; and other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder.

Main Risks: Credit for floating rate loan funds, demand for loans, derivative instruments, equity securities incidental to investments in loans, foreign investments for floating rate loan funds, high-yield securities, interest in loans, interest rate for floating rate loan funds, leverage for floating rate loan funds, limited secondary market for floating rate loans, liquidity for floating rate loan funds, other investment companies, prepayment and extension for floating rate loans, and valuation of loans.

Underlying Fund: ING FMRSM Diversified Mid Cap Portfolio

Investment Adviser: Directed Services LLC

Sub-Adviser: Fidelity Management & Research Company

Investment Objective: Long-term growth of capital.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of companies with medium market capitalizations at the time of purchase defined as those whose market capitalizations are similar to the market capitalizations of companies in the Russell Midcap® Index or the Standard and Poor’s MidCap 400 Index. The portfolio may also invest in companies with smaller or larger market capitalizations. The portfolio normally invests its assets in common stocks. The portfolio may invest up to 25% of assets in foreign securities, including emerging markets. The portfolio may buy and sell future contracts and other investment companies, including, exchange-traded funds. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, currency, derivative instruments, foreign investments/developing and emerging markets, liquidity, market, market capitalization, mid-capitalization company, other investment companies, and securities lending.

Underlying Fund: ING Franklin Income Portfolio

Investment Adviser: Directed Services LLC

Sub-Adviser: Franklin Advisers, Inc.

Investment Objective: Maximize income while maintaining prospects for capital appreciation.

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Main Investments: The portfolio invests in a diversified portfolio of debt instruments and equity securities. Debt instruments include all varieties of fixed, floating, and variable rate instruments including secured and unsecured bonds, bonds convertible into common stocks, mortgage- and asset-backed securities, debentures, zero-coupon bonds, notes, and short-term debt instruments. Equity securities include common stocks, preferred stocks, and convertible securities, among others. However, the equity securities in which the portfolio invests consist primarily of common stocks. The portfolio may invest up to 100% of its total assets in debt instruments that are rated below investment-grade. The portfolio may invest up to 25% of its assets in foreign securities. It ordinarily buys foreign securities that are traded in the United States or American Depositary Receipts. The portfolio may invest up to 10% of its assets in secured and unsecured corporate bank loans and loan participations. The portfolio may, from time to time, seek to hedge (protect) against currency risks, using principally forward foreign currency exchange contracts. The portfolio is limited in this ability to 25% of its net assets. The portfolio may also, from time to time, seek to hedge against market risk, using a variety of derivative instruments, which may include purchasing or selling call and put options. The portfolio may invest in exchange-traded and over-the-counter equity and equity index options for hedging purposes. The portfolio may invest up to 10% of its net assets in equity-linked notes for hedging and investment purposes. The portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Call, company, convertible securities, credit, currency, derivative instruments, dividend, foreign investments, high-yield securities, interest rate, liquidity, market, mortgage- and/or asset-backed securities, other investment companies, over-the-counter investments, prepayment and extension, securities lending, sovereign debt, U.S. government securities and obligations, and zero-coupon bonds and pay-in-kind securities.

Underlying Fund: ING Franklin Mutual Shares Portfolio

Investment Adviser: Directed Services LLC

Sub-Adviser: Franklin Mutual Advisers, LLC

Investment Objectives: Capital appreciation with a secondary goal of income.

Main Investments: The portfolio invests primarily in equity securities (including securities convertible into, or that are expected to be exchanged for, common or preferred stocks), of companies of any nation that the sub-adviser believes are available at market prices less than their value based on certain recognized or objective criteria. Following this value oriented strategy, under normal market conditions, the portfolio invests primarily in undervalued securities (securities trading at a discount to their intrinsic value). The equity securities in which the portfolio invests are primarily common stocks. The portfolio currently invests the equity portion of its portfolio primarily to predominantly in companies with market capitalizations greater than $5 billion, with a portion or significant amount in small-capitalization companies and is not limited to pre-set maximums or minimums governing size of companies in which it may invest. The portfolio may invest significantly (up to 35% of its assets) in foreign securities. The portfolio may, from time to time, invest in derivative instruments including, currency and cross-currency forwards, currency and currency index futures contracts, and credit default swaps for hedging purposes. The portfolio may also invest (up to 25%) in exchange-traded and over-the-counter equity and equity index options for hedging purposes. The portfolio may also engage, from time to time, in an “arbitrage” strategy including short sales and may invest in distressed companies, including bank debt, lower rated or defaulted debt instruments, comparable unrated debt instruments, or other indebtedness of, or trade claims against, such companies. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Call, company, convertible securities, credit, credit default swaps, currency, derivative instruments, foreign investments, high-yield securities, interest in loans, interest rate, investment model, leverage, liquidity, market, market capitalization, other investment companies, over-the-counter investments, prepayment and extension, risk arbitraged securities and distressed companies, securities lending, and short sales.

Underlying Fund: ING FTSE 100 Index® Portfolio

Investment Adviser: ING Investments, LLC

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Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the FTSE 100 Index® (“Index”).

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies which are, at the time of purchase, included in the Index, convertible securities that are convertible into stocks included in the Index, other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components, and exchange-traded funds. Under normal market conditions, the portfolio invests all, or substantially all of its assets in these securities. The portfolio invests principally in common stocks and employs a “passive management” approach designed to track the performance of the Index. As of February 28, 2013, portions of the Index were focused in the consumer staples sector, the energy sector (including the oil, gas, and consumable fuels industry), and the financials sector (including the commercial banks industry). The portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the portfolio’s cash position. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio is non-diversified, which means it may invest a significant portion of its assets in a single issuer. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, convertible securities, credit, currency, derivative instruments, focused investing, foreign investments, index strategy, interest rate, issuer non-diversification, liquidity, market, market capitalization, other investment companies, and securities lending.

Underlying Fund: ING Global Bond Fund

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Maximize total return through a combination of current income and capital appreciation.

Main Investments: The fund invests at least 80% of its net assets (plus borrowings for investment purposes) in bonds of issuers in a number of different countries, which may include the United States. The fund may invest in securities of issuers located in developed and emerging market countries. Securities may be denominated in foreign currencies or in the U.S. dollar. The fund may hedge its exposure to securities denominated in foreign currencies. The fund may borrow money from banks and invest the proceeds of such loans in portfolio securities to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The fund invests primarily in investment-grade securities which include, but are not limited to, corporate and government bonds which, at the time of investment, are rated investment-grade (at least BBB- by Standard & Poor’s Ratings Services or Baa3 by Moody’s Investors Service, Inc.) or have an equivalent rating by a nationally recognized statistical rating organization, or are of comparable quality if unrated. The fund may also invest in preferred stocks, money market instruments, municipal bonds, commercial and residential mortgage-related securities, asset-backed securities, other securities and structured debt products, private placements, sovereign debt, and other investment companies. The fund may also invest its assets in bank loans and in a combination of floating rate secured loans (“Senior Loans”) and shares of ING Prime Rate Trust, a closed-end investment company that invests in Senior Loans. Although the fund may invest a portion of its assets in high-yield debt securities rated below investment-grade (“junk bonds”), the fund will seek to maintain a minimum weighted average portfolio quality rating of at least investment-grade. The dollar-weighted average portfolio duration will generally range between two and nine years. The fund may use derivatives, including futures, swaps (including interest rate swaps, total return swaps, and credit default swaps), and options, among others. The fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls and reverse repurchase agreements.) The fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the 1940 Act. The fund is non-diversified, which means it may invest a significant portion of its assets in a single issuer. The fund may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued)

Main Risks: Call, company, credit, credit default swaps, currency, derivative instruments, foreign investments/developing and emerging markets, high-yield securities, interest in loans, interest rate, investment model, issuer non-diversification, leverage, liquidity, market, mortgage- and/or asset-backed securities, municipal obligations, other investment companies, prepayment and extension, securities lending, and sovereign debt.

Underlying Fund: ING Global Bond Portfolio

Investment Adviser: Directed Services LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Maximize total return through a combination of current income and capital appreciation.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in bonds of issuers in a number of different countries, which may include the United States. The portfolio may invest in securities of issuers located in developed and emerging market countries. Securities may be denominated in foreign currencies or in the U.S. dollar. The portfolio may hedge its exposure to securities denominated in foreign currencies. The portfolio may also borrow money from banks and invest the proceeds of such loans in portfolio securities to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio invests primarily in investment-grade securities which include, but are not limited to, corporate and government bonds which, at the time of investment, are rated investment-grade (at least BBB- by Standard & Poor’s Ratings Services or Baa3 by Moody’s Investors Service, Inc.) or have an equivalent rating by a nationally recognized statistical rating organization, or are of comparable quality if unrated. The portfolio may also invest in preferred stocks, money market instruments, municipal bonds, commercial and residential mortgage-related securities, asset-backed securities, other securitized and structured debt products, private placements, sovereign debt, and other investment companies. The portfolio may also invest its assets in bank loans and a combination of floating rate secured loans (“Senior Loans”) and shares of ING Prime Rate Trust, a closed-end investment company that invests in Senior Loans. Although the portfolio may invest a portion of its assets in high-yield debt securities rated below investment-grade, the portfolio will seek to maintain a minimum weighted average portfolio quality rating of at least investment-grade. The dollar-weighted average portfolio duration of the portfolio will generally range between two and nine years. The portfolio may use derivatives, including futures, swaps (including interest rate swaps, total return swaps and credit default swaps), and options, among others, to seek to enhance return, to hedge some of the risks of its investments in fixed-income securities, or as a substitute for a position in an underlying asset. The portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls and reverse repurchase agreements). The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Call, company, credit, credit default swaps, currency, derivative instruments, foreign investments/developing and emerging markets, high-yield securities, interest in loans, interest rate, investment model, leverage, liquidity, market, mortgage- and/or asset-backed securities, municipal obligations, other investment companies, prepayment and extension, securities lending, and sovereign debt.

Underlying Fund: ING Global Resources Portfolio

Investment Adviser: Directed Services LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Long-term capital appreciation.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in the equity securities of companies in the natural resources industries located in a number of different countries, one of which may be the United States. A company is considered to be in a natural resources industry when it is significantly engaged, directly or indirectly, in natural resources, meaning at least 50% of its assets, revenues, or operating profits are involved in, or result from, researching, exploring, developing, mining, refining, processing, fabricating, transporting, trading, distributing, or owning natural resources assets. The portfolio may invest up to a maximum of 50% of its net assets in any single

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued) industry of natural resources. The portfolio may also invest in: securities issued by companies that are not in natural resources industries; investment-grade corporate debt; repurchase agreements; derivatives; and commodities including, gold bullion and coins. The portfolio may invest without limit in securities of foreign issuers, including emerging markets. Equity securities in which the portfolio invests may be listed on the U.S. or foreign securities exchanges or traded over-the-counter and include: common stocks, direct equity interests in trusts (including Canadian Royalty Trusts), preferred stocks, partnerships (including master limited partnerships), restricted securities, American Depositary Receipts, and Global Depositary Receipts. The portfolio normally invests in companies with a large-capitalization, but may also invest in mid- and small-sized companies. The portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may invest in derivative securities and structured notes, whose value is linked to the price of a commodity or commodity index. The portfolio is non-diversified, which means it may invest a significant portion of its assets in a single issuer. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Commodities, company, concentration, credit, currency, derivative instruments, foreign investments/developing and emerging markets, interest rate, issuer non-diversification, liquidity, market, market capitalization, other investment companies, over-the-counter investments, real estate companies and real estate investment trusts, and securities lending.

Underlying Fund: ING GNMA Income Fund

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: High level of current income consistent with liquidity and safety of principal through investment primarily in Government National Mortgage Association (“GNMA”) mortgage-backed securities (also known as GNMA Certificates) that are guaranteed as to the timely payment of principal and interest by the U.S. government.

Main Investments: The fund invests at least 80% of its net assets (plus borrowings for investment purposes) in GNMA Certificates. The remaining assets of the fund will be invested in other securities issued or guaranteed by the U.S. government, including U.S. Treasury securities, and securities issued by other agencies and instrumentalities of the U.S. government. The fund may invest in debt securities of any maturity, although the sub-adviser expects to invest in securities with effective maturities in excess of one year. The fund may invest in futures, including U.S. Treasury futures, to manage the duration of the fund. The fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The fund may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Credit, derivative instruments, interest rate, liquidity, mortgage- and/or asset-backed securities, other investment companies, prepayment and extension, securities lending, and U.S. government securities and obligations.

Underlying Fund: ING Goldman Sachs Commodity Strategy Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: Goldman Sachs Asset Management, L.P.

Investment Objective: Long-term total return consisting of capital appreciation and income.

Main Investments: The portfolio invests in a portfolio of commodity index-linked securities (including leveraged and unleveraged structured notes), other commodity-linked securities and derivative instruments, and in other fixed-income and debt instruments. The portfolio may also gain exposure to the performance of the commodity markets through investments in a wholly-owned subsidiary of the portfolio organized as a company under the laws of the Cayman Islands (“Cayman Subsidiary”). The Cayman Subsidiary (unlike the portfolio) may invest, without limitation, in commodity index-linked securities (including leveraged structured notes) and other commodity-linked securities and derivative instruments, such as swaps and futures, that provide exposure to the performance of the commodity markets. The portfolio invests in commodity-linked derivative instruments such as commodity-linked structured notes and commodity-linked notes. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets. The portfolio invests in investment-grade fixed-income securities. The portfolio may invest in corporate securities, U.S. government securities, mortgage-backed securities, asset-backed securities, and fixed-income securities issued by or on behalf of states, territories, and possessions

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued) of the United States (including the District of Columbia) and the political subdivisions, agencies and instrumentalities thereof and other types of fixed-income securities. The portfolio may invest up to 35% of its net assets in foreign securities including: countries with emerging markets, other foreign securities, and foreign currency transactions; and up to 10% of its assets in non-investment-grade fixed-income securities. The portfolio may also invest in repurchase agreements, convertibles, options, futures, forwards, and swaps. The portfolio may invest up to 25% of its total assets in the Cayman Subsidiary. The portfolio employs commodity roll-timing strategies. The portfolio seeks to provide exposure to commodities markets and returns that correspond to the performance of the Dow Jones – UBS Commodity IndexSM (“Index”). The Index is composed of commodities traded on U.S. exchanges or on the London Metal Exchange. The portfolio will not invest 25% or more of its total assets in instruments issued by companies in any one industry. The portfolio’s portfolio will reflect greater than 25% exposure to the group of industries represented in the Index, however, if in the future, industries are added to or removed from representation in the Index, the group of industries in which the portfolio’s exposure is concentrated will likewise change. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio is non-diversified, which means it may invest a significant portion of its assets in a single issuer.

Main Risks: Call, Cayman subsidiary, commodities, company, concentration, convertible securities, credit, currency, derivative instruments, foreign investments/developing and emerging markets, high-yield securities, interest rate, issuer non-diversification, leverage, liquidity, market, market-capitalization, mortgage- and/or asset-backed securities, municipal obligations, other investment companies, over-the-counter investments, prepayment and extension, securities lending, U.S. government securities and obligations, and when-issued and delayed delivery securities and forward commitments.

Underlying Fund: ING Growth and Income Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Maximize total return through investments in a diversified portfolio of common stock and securities convertible into common stocks. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return.

Main Investments: The portfolio invests at least 65% of its total assets in common stocks believed to have significant potential for capital appreciation, income growth, or both. The portfolio may invest principally in common stocks and securities convertible into common stocks. The portfolio may also engage in option writing. The portfolio emphasizes stocks of larger companies; looks to strategically invest the portfolio’s assets in stocks of mid-sized companies and up to 25% of its total assets in stocks of foreign issuers. The portfolio may invest in derivatives, including, but not limited to, put and call options. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, convertible securities, credit, currency, derivative instruments, foreign investments, interest rate, liquidity, market, market capitalization, other investment companies, and securities lending.

Underlying Fund: ING Hang Seng Index Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Hang Seng Index (“Index”).

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies which are, at the time of purchase, included in the Index, convertible securities that are convertible into stocks included in the Index, other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components, and exchange-traded funds. Under normal market conditions, the portfolio

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued) invests all, or substantially all of its assets in these securities. The portfolio invests principally in common stocks and employs a “passive management” approach designed to track the performance of the Index. As of February 28, 2013, a portion of the Index was concentrated in the financials sector (including the commercial banks industry). The portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the portfolio’s cash position. The portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio is non-diversified, which means it may invest a significant portion of its assets in a single issuer. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, concentration, convertible securities, credit, currency, derivative instruments, foreign investments/developing and emerging markets, index strategy, interest rate, issuer non-diversification, liquidity, market, market capitalization, other investment companies, and securities lending.

Underlying Fund: ING High Yield Bond Fund

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: High level of current income and total return.

Main Investments: The fund invests at least 80% of its net assets (plus borrowings for investment purposes) in a portfolio of high-yield (high risk) bonds, commonly referred to as “junk bonds.” The fund defines high-yield bonds to include: bank loans; payment-in-kind securities; fixed and variable floating rate and deferred interest debt obligations; zero-coupon bonds and debt obligations provided they are unrated or rated below investment-grade. There are no restrictions on the rating level of the securities in the fund’s portfolio and the fund may purchase and hold securities in default. There are no restrictions on the average maturity of the fund or the maturity of any single investment. The fund may invest in investment-grade debt securities; common and preferred stocks; U.S. government securities; money market instruments; and debt securities of foreign issuers including securities of companies in emerging markets. The fund may invest in derivatives, including, but not limited to structured debt obligations, dollar roll transactions and swap agreements, including credit default swaps. The fund may invest in companies of any size. The fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The fund may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Call, company, credit, credit default swaps, currency, derivative instruments, foreign investments/developing and emerging markets, high-yield securities, interest rate, liquidity, market, market capitalization, other investment companies, securities lending, U.S. government securities and obligations, and zero-coupon bonds and pay-in-kind securities.

Underlying Fund: ING Index Plus LargeCap Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Outperform the total return performance of the S&P 500® Index while maintaining a market level of risk.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of large-capitalization companies included in the S&P 500® Index and have a market capitalization of at least $3 billion. The portfolio may invest in derivative instruments including, but not limited to, index futures. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, derivative instruments, investment model, liquidity, market, other investment companies, and securities lending.

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued)

Underlying Fund: ING Index Plus MidCap Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Outperform the total return performance of the Standard and Poor’s MidCap 400 Index while maintaining a market level of risk.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of mid-capitalization companies included in the Standard and Poor’s MidCap 400 Index. The Index is a stock market index comprised of common stocks of 400 mid-capitalization companies traded in the United States. The portfolio may invest in derivative instruments including, but not limited to, index futures. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, derivative instruments, investment model, liquidity, market, mid-capitalization company, other investment companies, and securities lending.

Underlying Fund: ING Index Plus SmallCap Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Outperform the total return performance of the Standard and Poor’s SmallCap 600 Index while maintaining a market level of risk.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of small-capitalization companies included in the Standard and Poor’s SmallCap 600 Index. The Index is a stock market index comprised of common stocks of 600 small-capitalization companies traded in the United States. The portfolio may invest in derivative instruments including, but not limited to, index futures. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, derivative instruments, investment model, liquidity, market, other investment companies, securities lending, and small-capitalization company.

Underlying Fund: ING Intermediate Bond Fund

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Maximum total return through income and capital appreciation.

Main Investments: The fund invests at least 80% of its net assets (plus borrowings for investment purposes) in a portfolio of bonds, including but not limited to corporate, government and mortgage bonds which, at the time of purchase, are rated investment-grade (for example, rated at least BBB- by Standard & Poor’s Ratings Services or Baa3 by Moody’s Investors Service, Inc.) or have an equivalent rating by a nationally recognized statistical rating organization, or of comparable quality if unrated. Although the fund may invest a portion of its assets in high-yield (high risk) debt securities, commonly referred to as “junk bonds,” rated below investment-grade, the fund will seek to maintain a minimum average portfolio quality rating of at least investment-grade. Generally, the sub-adviser maintains a dollar-weighted average duration between three and ten years. The fund may also invest in: preferred stocks; high quality money market instruments; municipal bonds; debt securities of foreign issuers (including those located in emerging market countries); securities denominated in foreign currencies; foreign currencies; mortgage-backed and asset-backed securities; bank loans and floating rate secured loans (“Senior Loans”); and derivatives including futures, options, and swaps involving securities, securities indices and interest rates, which may be denominated in the U.S. dollar or foreign currencies. The fund may seek to obtain exposure

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued) to the securities in which it invests by entering into a series of purchase and sale contracts or through other investment techniques such as buy backs and dollar rolls. The fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The fund may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Call, company, credit, currency, derivative instruments, foreign investments/developing and emerging markets, high-yield securities, interest in loans, interest rate, investment model, liquidity, market, mortgage- and/or asset-backed securities, municipal obligations, other investment companies, prepayment and extension, securities lending, and U.S. government securities and obligations.

Underlying Fund: ING Intermediate Bond Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Maximize total return consistent with reasonable risk. Seeks its objective through investments in a diversified portfolio consisting primarily of debt securities. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in a portfolio of bonds, including but not limited to corporate, government and mortgage bonds which, at the time of purchase, are rated investment-grade (for example, rated at least BBB- by Standard & Poor’s Ratings Services or Baa3 by Moody’s Investors Service, Inc.) or have an equivalent rating by a nationally recognized statistical rating organization, or of comparable quality if unrated. Although the portfolio may invest a portion of its assets in high-yield (high risk) debt instruments, commonly referred to as “junk bonds,” rated below investment-grade, the portfolio will seek to maintain a minimum average portfolio quality rating of at least investment-grade. Generally, the sub-adviser maintains a dollar-weighted average duration between three and ten years. The portfolio may also invest in: preferred stocks; high quality money market instruments; municipal bonds; debt instruments of foreign issuers (including those located in emerging market countries); securities denominated in foreign currencies; foreign currencies; mortgage-backed and asset-backed securities; bank loans and floating rate loans (“Senior Loans”); and derivatives including futures, options, and swaps involving securities, securities indices and interest rates, which may be denominated in the U.S. dollar or foreign currencies. The portfolio may seek to obtain exposure to the securities in which it invests by entering into a series of purchase and sale contracts or through other investment techniques such as buy backs and dollar rolls. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Call, company, credit, currency, derivative instruments, foreign investments/developing and emerging markets, high-yield securities, interest in loans, interest rate, investment model, liquidity, market, mortgage- and/or asset-backed securities, municipal obligations, other investment companies, prepayment and extension, securities lending, and U.S. government securities and obligations.

Underlying Fund: ING International Core Fund

Investment Adviser: ING Investments, LLC

Sub-Advisers: Thornburg Investment Management, Inc. and Wellington Management Company, LLP

Investment Objective: Long-term growth of capital.

Main Investments: The fund invests at least 65% of its total assets in equity securities of companies located in a number of different countries other than the United States. The fund may invest in countries with emerging securities markets. The fund may also invest in depositary receipts of foreign issuers. The Fund may invest up to 15% of its assets in real estate investment trusts. The fund may use derivatives, including futures, options, swaps, and forward contracts. The

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued) fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The fund may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Call, company, credit, currency, derivative instruments, foreign investments/developing and emerging markets, high-yield securities, interest rate, liquidity, market, market capitalization, other investment companies, real estate companies and real estate investment trusts, and securities lending.

Underlying Fund: ING International Growth Fund

Investment Adviser: ING Investments, LLC

Sub-Advisers: Baillie Gifford Overseas Limited and T. Rowe Price Associates, Inc.

Investment Objective: Long-term growth of capital.

Main Investments: The fund invests at least 65% of its total assets in common stocks and convertible securities of companies organized under the laws of, or with principal offices located in, a number of different countries outside of the United States, including companies in countries in emerging markets. The fund does not focus its investments in a particular industry or country. The fund may invest in companies of any market capitalization. The fund also may invest in foreign issuers through depositary receipts or similar investment vehicles. The fund may hold cash in U.S. dollars or foreign currencies. While the fund invests primarily in common stocks, it may invest in other securities. The fund invests a substantial amount of its assets in foreign investments which are denominated in currencies other than the U.S. dollar and can be affected by fluctuations in exchange rates.The fund may invest in derivative instruments including options, futures, and forward foreign currency exchange contracts. The fund may invest in other investment companies, including exchange traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The fund may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, convertible securities, credit, currency, derivative instruments, foreign investments/developing and emerging markets, growth investing, interest rate, investment model, liquidity, market, market capitalization, other investment companies, and securities lending.

Underlying Fund: ING International Index Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of a widely accepted international index (“Index”).

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies which are, at the time of purchase, included in the Index, convertible securities that are convertible into stocks included in the Index, other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components, and exchange-traded funds. Under normal market conditions, the portfolio invests all, or substantially all of its assets in these securities. The portfolio invests principally in common stocks and employs a “passive management” approach designed to track the performance of the Index (currently, the MSCI - Europe, Australasia, and Far East® (“MSCI EAFE® ”) Index). As of February 28, 2013, a portion of the MSCI EAFE® Index was concentrated in the financials sector. The portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the portfolio’s cash position. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, concentration, convertible securities, credit, currency, derivative instruments, foreign investments/developing and emerging markets, index strategy, interest rate, liquidity, market, market capitalization, other investment companies, and securities lending.

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued)

Underlying Fund: ING International Real Estate Fund

Investment Adviser: ING Investments, LLC

Sub-Adviser: CBRE Clarion Securities LLC

Investment Objective: High total return.

Main Investments: The fund invests at least 80% of its net assets (plus borrowings for investment purposes) in a portfolio of equity securities of companies that are principally engaged in the real estate industry. At least 65% of the fund’s assets will normally be invested in companies located in a number of different countries other than the United States. These companies may have investments that provide exposure to the U.S. real estate industry. The sub-adviser defines a real estate company as a company that: (i) derives at least 50% of its total revenue or earnings from owning, operating, developing, constructing, financing, managing, and/or selling commercial, industrial, or residential real estate; or (ii) has at least 50% of its assets invested in real estate. The fund expects these investments to be in common stocks of companies of any market capitalization, including real estate investment trusts. The fund may invest in companies located in countries with emerging securities markets. The fund may also invest in convertible securities, initial public offerings, and Rule 144A securities. The fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The fund is non-diversified, which means it may invest a significant portion of its assets in a single issuer. The fund may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, concentration, convertible securities, credit, currency, foreign investments/developing and emerging markets, initial public offerings, interest rate, issuer non-diversification, liquidity, market, market capitalization, other investment companies, real estate companies and real estate investment trusts, and securities lending.

Underlying Fund: ING International Small Cap Fund

Investment Adviser: ING Investments, LLC

Sub-Advisers: Acadian Asset Management LLC and Wellington Management Company, LLP

Investment Objective: Maximum long-term capital appreciation.

Main Investments: The fund invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of small market capitalization companies (defined as those companies that have a market capitalization, at the time of purchase, of up to $5 billion). At least 65% of the fund’s assets will normally be invested in companies located outside the United States, including companies located in countries with emerging securities markets. The fund may invest up to 35% of its assets in U.S. issuers. The fund may hold both growth and value stocks and at times may favor one over the other based on available opportunities. The fund invests primarily in common stocks or securities convertible into common stocks of international issuers, but may invest from time to time in such instruments as forward currency contracts, futures contracts, rights, and depositary receipts. The fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The fund may lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets.

Main Risks: Company, convertible securities, credit, currency, derivative instruments, foreign investments/developing and emerging markets, interest rate, investment model, liquidity, market, other investment companies, securities lending, and small-capitalization company.

Underlying Fund: ING International Value Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Long-term capital appreciation.

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued)

Main Investments: The portfolio invests at least 65% of its assets in equity securities of companies located in a number of different countries outside of the United States. The portfolio invests primarily in companies with a large market capitalization, but may also invest in mid- and small-sized companies. The portfolio generally invests in common and preferred stocks, warrants, and convertible securities. The portfolio may invest in companies located in emerging markets countries. The portfolio may invest in government debt securities of developed foreign countries. The portfolio may also invest up to 35% of assets in securities of U.S. issuers, including investment-grade government and corporate debt securities. The portfolio may invest in derivative instruments, including futures, options and swaps. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, convertible securities, credit, currency, derivative instruments, foreign investments/developing and emerging markets, interest rate, liquidity, market, market capitalization, other investment companies, securities lending, sovereign debt, U.S. government securities and obligations, and value investing.

Underlying Fund: ING Invesco Comstock Portfolio (formerly, ING Invesco Van Kampen Comstock Portfolio)

Investment Adviser: Directed Services LLC

Sub-Adviser: Invesco Advisers, Inc.

Investment Objective: Capital growth and income.

Main Investments: The portfolio primarily invests in equity securities, including common stocks, preferred stocks, and securities convertible into common and preferred stocks. The portfolio may invest up to 15% of its assets in real estate investment trusts. The portfolio generally holds up to 10% of its assets in high-quality short-term debt securities and investment-grade corporate debt securities. The portfolio may invest up to 25% of assets in securities of foreign issuers. The portfolio may also invest in American Depositary Receipts without limitation and may purchase and sell certain derivative instruments, such as options, forward contracts, futures, and options on futures. The portfolio may invest in companies of any market capitalization. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, convertible securities, credit, currency, derivative instruments, foreign investments, interest rate, liquidity, market, market capitalization, other investment companies, real estate companies and real estate investment trusts, and securities lending.

Underlying Fund: ING Invesco Equity and Income Portfolio (formerly, ING Invesco Van Kampen Equity and Income Portfolio)

Investment Adviser: Directed Services LLC

Sub-Adviser: Invesco Advisers, Inc.

Investment Objective: Total return consisting of long-term capital appreciation and current income.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity and income securities at the time of investment. The portfolio seeks to achieve its investment objective by investing primarily in income-producing equity instruments (including common stocks, preferred stocks, and convertible securities) and investment-grade quality debt securities. Investment-grade securities are securities rated BBB or higher by Standard & Poor’s Ratings Services or Baa or higher by Moody’s Investors Service, Inc. or unrated securities determined by the sub-adviser to be of comparable quality. The portfolio emphasizes a value style of investing, seeking well-established, undervalued companies that the sub-adviser believes offer the potential for income and long-term growth of capital. The portfolio may invest in securities that do not pay dividends or interest and securities that have above-average volatility of price movement, including warrants or rights to acquire securities. In an effort to reduce the portfolio’s overall exposure to any individual security price decline, the portfolio spreads its investments over many different companies in a variety of industries. The sub-adviser focuses on large-capitalization companies, although the portfolio may invest in companies

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued) of any size. Under normal market conditions, the portfolio invests at least 65% of its assets in income-producing equity securities and up to 10% of its assets in illiquid securities and certain restricted securities. The portfolio may invest up to 15% of its assets in real estate investment trusts and 25% of its assets in securities of foreign issuers. The portfolio may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts, structured notes, and other types of structured investments, and swaps for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks. The portfolio may invest in collateralized mortgage obligations and commercial mortgage-backed securities. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Asset allocation, company, convertible securities, credit, currency, derivative instruments, dividend, foreign investments, interest rate, liquidity, market, market capitalization, mortgage- and/or asset-backed securities, other investment companies, prepayment and extension, real estate companies and real estate investment trusts, and securities lending.

Underlying Fund: ING Invesco Growth and Income Portfolio (formerly, ING Invesco Van Kampen Growth and Income Portfolio)

Investment Adviser: Directed Services LLC

Sub-Adviser: Invesco Advisers, Inc.

Investment Objective: Long-term growth of capital and income.

Main Investments: The portfolio invests primarily in what the sub-adviser believes to be income-producing equity securities, including common stocks and convertible securities; although investments are also made in non-convertible preferred stocks and debt instruments rated “investment-grade,” which are securities rated within the four highest grades assigned by Standard & Poor’s Ratings Services or by Moody’s Investors Service, Inc. Although the portfolio may invest in companies of any size, the sub-adviser may focus on larger capitalization companies which it believes possess characteristics for improved valuation. The portfolio may invest up to 15% of its total assets in real estate investment trusts and up to 25% of its total assets in securities of foreign issuers. The portfolio may purchase and sell certain derivative instruments, such as options, futures, and options on futures. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, convertible securities, credit, currency, derivative instruments, foreign investments, growth investing, interest rate, liquidity, market, market capitalization, other investment companies, real estate companies and real estate investment trusts, and securities lending.

Underlying Fund: ING Japan TOPIX Index® Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Tokyo Stock Price Index® (“Index”).

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies which are, at the time of purchase, included in the Index, convertible securities that are convertible into stocks included in the Index, other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components, and exchange-traded funds. Under normal market conditions, the portfolio invests all, or substantially all of its assets in these securities. The portfolio invests principally in common stocks and employs a “passive management” approach designed to track the performance of the Index. As of February 28, 2013, portions of the Index were focused in the consumer discretionary sector, the financials sector, and the industrials sector. The portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the portfolio’s cash position. The portfolio may invest in other investment companies,

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued) including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, convertible securities, credit, currency, derivative instruments, focused investing, foreign investments, index strategy, interest rate, liquidity, market, market capitalization, other investment companies, and securities lending.

Underlying Fund: ING JPMorgan Emerging Markets Equity Portfolio

Investment Adviser: Directed Services LLC

Sub-Adviser: J.P. Morgan Investment Management Inc.

Investment Objective: Capital appreciation.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of issuers located in at least three countries with emerging securities markets. An emerging market company is one: that is organized under the laws of, or has a principal place of business in an emerging market; where the principal securities market is in an emerging market; that derives at least 50% of its total revenues or profits from goods that are produced or sold, investments made, or services performed in an emerging market; or at least 50% of the assets of which are located in an emerging market. Equity securities in which the portfolio can invest may include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks and privately placed securities, and other investment companies. The portfolio may also invest to a lesser extent in debt securities of issuers in countries with emerging markets. The portfolio may invest in derivatives (including futures contracts, options, and swaps). The portfolio may invest in securities denominated in U.S. dollars, major reserve currencies, and currencies of other countries in which it can invest. The portfolio may also invest in high-quality, short-term money market instruments and repurchase agreements. The portfolio may also invest in high-yield securities which are below investment-grade (junk bonds) and mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers including, collateralized mortgage obligations, and principal-only and interest-only stripped mortgage-backed securities. The portfolio may enter into “dollar rolls.” The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. Where the capital markets in certain countries are either less developed or not easy to access, the portfolio may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries, subject to the limitations of the 1940 Act. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets.

Main Risks: Call, company, convertible securities, credit, currency, derivative instruments, foreign investments/developing and emerging markets, high-yield securities, interest rate, liquidity, market, market capitalization, mortgage- and/or asset-backed securities, other investment companies, prepayment and extension, securities lending, and U.S. government securities and obligations.

Underlying Fund: ING JPMorgan Mid Cap Value Portfolio

Investment Adviser: Directed Services LLC

Sub-Adviser: J.P. Morgan Investment Management Inc.

Investment Objective: Growth from capital appreciation.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of mid-capitalization companies (those with market capitalizations between $1 billion and $20 billion at the time of purchase) that the sub-adviser believes are undervalued. The portfolio normally invests in securities that are traded on registered exchanges or the over-the-counter market in the United States. The portfolio may invest in other equity securities, including preferred stocks, convertible securities, foreign securities (including depositary receipts) and derivatives (including futures contracts). The portfolio may also invest up to 15% in real estate investment trusts. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued)

Main Risks: Company, convertible securities, credit, currency, derivative instruments, foreign investments, interest rate, liquidity, market, mid-capitalization company, other investment companies, over-the-counter investments, real estate companies and real estate investment trusts, securities lending, and value investing.

Underlying Fund: ING JPMorgan Small Cap Core Equity Portfolio

Investment Adviser: Directed Services LLC

Sub-Adviser: J.P. Morgan Investment Management Inc.

Investment Objective: Capital growth over the long term.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of small-capitalization companies (defined as those with market capitalization equal to those within a universe of Russell 2000® Index stocks at the time of purchase). The portfolio may also invest up to 20% of its total assets in foreign securities (including depositary receipts). The portfolio may also invest up to 20% of its total assets in convertible securities. The portfolio may also invest up to 20% of its total assets in high-quality money market instruments and repurchase agreements. Investments in equity securities may include real estate investment trusts. The portfolio may invest in derivatives including, but not limited to, futures contracts, options, and swaps. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, convertible securities, credit, currency, derivative instruments, dividend, foreign investments, interest rate, investment model, liquidity, market, other investment companies, real estate companies and real estate investment trusts, securities lending, and small-capitalization company.

Underlying Fund: ING Large Cap Growth Portfolio

Investment Adviser: Directed Services LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Long-term capital growth.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of large-capitalization companies. For this portfolio, large-capitalization companies are companies with market capitalizations which fall within the range of companies in the Russell 1000® Growth Index at the time of purchase. The portfolio may also invest in derivative instruments, which include, but are not limited to index futures and options. The portfolio may also invest up to 25% of its assets in foreign securities. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, currency, derivative instruments, foreign investments, growth investing, investment model, liquidity, market, other investment companies, and securities lending.

Underlying Fund: ING Large Cap Value Fund (formerly, ING Equity Dividend Fund)

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Long-term growth of capital and current income.

Main Investments: The fund invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of dividend paying, large-capitalization issuers. The sub-adviser defines large-capitalization companies that fall within the collective range of companies with the Russell 1000® Value Index (“Index”) at the time of purchase. Capitalization of companies in the index will change with market conditions. Equity securities include common and preferred stocks, warrants, and convertible securities. The fund may invest in foreign securities, including companies located in countries

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued) with emerging securities markets, when the sub-adviser believes they present attractive investment opportunities. The sub-adviser seeks to construct a portfolio of securities with a dividend yield that exceeds the average dividend yield of the companies included in the Index. The fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The fund may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, convertible securities, credit, currency, dividend, foreign investments/developing and emerging markets, interest rate, investment model, liquidity, market, market capitalization, other investment companies, securities lending, and value investing.

Underlying Fund: ING Large Cap Value Portfolio

Investment Adviser: Directed Services LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objectives: Long-term growth of capital and current income.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in a portfolio of equity securities of dividend-paying, large-capitalization issuers (usually those with market capitalization in excess of $1 billion). The sub-adviser defines large-capitalization companies as companies with market capitalization that fall within the collective range of companies within the Russell 1000® Value Index at the time of purchase. Equity securities include common stocks, preferred stocks, warrants, and convertible securities. The portfolio may invest in foreign securities, including companies located in countries with emerging securities markets. The portfolio may also invest up to 20% of its assets in small- and mid-capitalization companies. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, convertible securities, credit, currency, dividend, foreign investments/developing and emerging markets, interest rate, investment model, liquidity, market, other investment companies, securities lending, and value investing.

Underlying Fund: ING Limited Maturity Bond Portfolio

Investment Adviser: Directed Services LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objectives: Highest current income consistent with low risk to principal and liquidity. As a secondary objective, the portfolio seeks to enhance its total return through capital appreciation when market factors, such as falling interest rates and rising bond prices, indicate that capital appreciation may be available without significant risk to principal.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of bonds that are limited maturity debt instruments. These short- to intermediate-term debt instruments have remaining maturities of seven years or less. The dollar-weighted average maturity of the portfolio generally will not exceed five years and in periods of rising interest rates may be shortened to one year or less. Under normal market conditions, the portfolio maintains significant exposure to government securities. The portfolio invests in non-government securities, issued by companies of all sizes, only if rated Baa3 or better by Moody’s Investors Service, Inc. or BBB- or better by Standard & Poor’s Ratings Services and Fitch Ratings, or if not rated determined that they are of comparable quality. Money market securities must be rated in the two highest rating categories by Moody’s (P-1 or P-2), S&P (A-1+, A-1 or A-2), or Fitch (A-1+, A-1 or A-2), or determined, at the time of purchase, to be of comparable quality by the sub-adviser. The portfolio may also invest in: preferred stocks; U.S. government securities, securities of foreign governments and supranational organizations; mortgage bonds; municipal bonds, notes and commercial paper; and debt instruments of foreign issuers. The portfolio may engage in dollar roll transactions and swap agreements, including credit default swaps. The portfolio may use options and futures contracts involving securities, securities indices and interest rates to hedge against market risk, to enhance returns and as a substitute for conventional securities. A portion of the portfolio’s assets may be invested in mortgage-backed

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued) and asset-backed debt instruments. In addition, private placements of debt instruments (which are often restricted securities) are eligible for purchase along with other illiquid securities, subject to appropriate limits. The portfolio may borrow up to 10% of the value of its net assets. This amount may be increased to 25% for temporary purposes. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, credit, credit default swaps, currency, derivative instruments, foreign investments, interest rate, leverage, liquidity, market, market capitalization, mortgage- and/or asset-backed securities, municipal obligations, other investment companies, prepayment and extension, securities lending, sovereign debt, and U.S. government securities and obligations.

Underlying Fund: ING Liquid Assets Portfolio

Investment Adviser: Directed Services LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Seeks high level of current income consistent with the preservation of capital and liquidity.

Main Investments: The portfolio invests in high-quality, U.S. dollar-denominated, short-term debt instruments that are determined by the sub-adviser to present minimal credit risks. The portfolio may maintain a rating from one or more rating agencies that provide ratings on money market funds. Obligations in which the portfolio invests generally have remaining maturities of 397 days or less, although it may, to the extent permissible under Rule 2a-7, invest in instruments subject to repurchase agreements and certain variable and floating rate obligations that bear longer final maturities. The dollar-weighted average portfolio maturity will not exceed 60 days and the dollar-weighted average life to maturity of the portfolio will not exceed 120 days. The portfolio will invest in obligations permitted under Rule 2a-7 including, but not limited to: U.S. government securities and obligations of its agencies or instrumentalities; commercial paper, mortgage- and asset-backed securities, repurchase agreements, guaranteed investment contracts, municipal securities, loan participation interests, and medium-term notes; other money market mutual funds; and domestic, Yankee Dollar and Eurodollar obligations including certificates of deposit, time deposits, bankers acceptances, and other promissory notes, including floating and variable rate obligations issued by U.S. or foreign bank holding companies and their bank subsidiaries, branches, and agencies. The portfolio may invest more than 25% of its total assets in instruments issued by domestic banks. The portfolio may significantly invest in securities issued by financial services companies, including, among other entities, banks and bank holding companies, investment banks, trust companies, insurance companies, finance companies, and broker-dealers. The portfolio may purchase securities on a when-issued basis and purchase or sell them on a forward-commitment basis. The portfolio may also invest in variable rate master demand obligations. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder.

Main Risks: Bank instruments, credit, currency, focused investing, foreign investments, interest in loans, interest rate, liquidity, mortgage- and/or asset-backed securities, municipal obligations, other investment companies, prepayment and extension, U.S. government securities and obligations, and when issued and delayed delivery securities and forward commitments.

Underlying Fund: ING Marsico Growth Portfolio

Investment Adviser: Directed Services LLC

Sub-Adviser: Marsico Capital Management, LLC

Investment Objective: Capital appreciation.

Main Investments: The portfolio invests primarily in equity securities selected for their long-term growth potential. The portfolio will normally hold a core position of between 35 and 50 common stocks primarily emphasizing larger companies (those with market capitalizations of $5 billion or more at the time of purchase). The portfolio may also invest in securities of less mature companies, companies with more aggressive growth characteristics, and securities of companies undergoing significant positive development. The portfolio may also invest in foreign securities, including American Depositary Receipts or other depositary receipts (including emerging markets) and forward foreign currency contracts, futures and options.

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued) The portfolio may invest more than 25% of its total assets in securities of companies in a single market sector. The portfolio generally will not invest more than 25% of its total assets in a particular industry within a sector. Substantial cash holdings may increase in the absence of attractive investment opportunities. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, currency, derivative instruments, focused investing, foreign investments/developing and emerging markets, growth investing, investment model, leverage, liquidity, market, market capitalization, other investment companies, securities lending, and special situations.

Underlying Fund: ING MFS Total Return Portfolio

Investment Adviser: Directed Services LLC

Sub-Adviser: Massachusetts Financial Services Company

Investment Objectives: Above-average income (compared to a portfolio entirely invested in equity securities) consistent with the prudent employment of capital. A secondary objective is the reasonable opportunity for growth of capital and income.

Main Investments: The portfolio invests in equity securities and debt instruments. Equity securities include, but are not limited to, common stocks, preferred stocks, securities convertible into stocks, and depositary receipts for those securities. Debt instruments include, but are not limited to, corporate bonds, mortgage-related securities, U.S. government securities, asset-backed instruments, municipal instruments, foreign government securities, and inflation-adjusted bonds. The sub-adviser seeks to invest between 40% and 75% of the portfolio’s assets in equity securities and at least 25% of the portfolio’s assets in fixed-income senior securities. The sub-adviser may invest up to 25% of the portfolio’s assets in foreign securities, including up to 10% in emerging market securities. The sub-adviser focuses on investing the portfolio’s assets in the stocks of companies that it believes are undervalued compared to their perceived worth (value companies). While the sub-adviser may invest the portfolio’s assets in companies of any size, the sub-adviser generally focuses on companies with large-capitalizations. With respect to the portfolio’s investments in debt securities, the sub-adviser generally invests substantially all of the portfolio’s investments in investment-grade debt instruments. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The sub-adviser may use derivatives, including but not limited to, futures, forward contracts, options, and swaps. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Asset allocation, company, convertible securities, credit, currency, derivative instruments, foreign investments/developing and emerging markets, inflation-indexed bonds, interest rate, investment model, leverage, liquidity, market, market capitalization, mortgage- and/or asset-backed securities, municipal obligations, other investment companies, prepayment and extension, securities lending, sovereign debt, and U.S. government securities and obligations.

Underlying Fund: ING Mid Cap Value Fund

Investment Adviser: ING Investments, LLC

Sub-Advisers: RBC Global Asset Management (U.S.) Inc. and Wellington Management Company, LLP

Investment Objective: Long-term capital appreciation.

Main Investments: The fund invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of mid-capitalization companies. The sub-advisers define mid-capitalization companies as those companies with market capitalizations that fall within the collective range of companies within the Russell Midcap® Index and the Standard and Poor’s MidCap 400 Index at the time of purchase. Capitalization of companies in these indices will change with market conditions. The fund focuses on securities that the sub-advisers believe are undervalued in the marketplace. The fund expects to invest primarily in securities of U.S.-based companies, but may also invest in securities of non-U.S. companies, including companies located in countries with emerging securities markets. The fund may also invest up to 20% of its

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued) net assets in real estate investment trusts. The fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The fund may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, currency, foreign investments/developing and emerging markets, investment model, liquidity, market, mid-capitalization company, other investment companies, real estate investment companies and real estate investment trusts, securities lending, and value investing.

Underlying Fund: ING MidCap Opportunities Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Long-term capital appreciation.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in common stock of mid-sized U.S. companies. Mid-sized companies are those with market capitalizations that fall within the range of companies in the Russell Midcap® Growth Index at the time of purchase. The portfolio may also invest in derivative instruments including futures or index futures that have a similar profile to the benchmark for the portfolio. The portfolio may also invest in foreign securities. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, currency, derivative instruments, foreign investments, investment model, liquidity, market, mid-capitalization company, other investment companies, and securities lending.

Underlying Fund: ING Money Market Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: High current return, consistent with preservation of capital and liquidity through investment in high-quality money market investments while maintaining a stable share price of $1.00.

Main Investments: The portfolio invests in a portfolio of high-quality, U.S. dollar-denominated, short-term debt securities that are determined by the sub-adviser to present minimal credit risks. The portfolio may maintain a rating from one or more rating agencies that provide ratings on money market funds. Obligations in which the fund invests generally have remaining maturities of 397 days or less, although it may, to the extent permissible under Rule 2a-7, invest in instruments subject to repurchase agreements and certain variable and floating rate obligations that bear longer final maturities. The dollar-weighted average portfolio maturity will not exceed 60 days and the dollar weighted average life to maturity of the portfolio will not exceed 120 days. The portfolio will invest in obligations permitted under Rule 2a-7 including, but not limited to: U.S. government securities and obligations of its agencies or instrumentalities; commercial paper, mortgage- and asset-backed securities, repurchase agreements, guaranteed investment contracts, municipal securities, loan participation interests and medium-term notes; other money market mutual funds; and domestic Yankee Dollar and Eurodollar obligations including certificates of deposit, time deposits, bankers acceptances, and other promissory notes including floating and variable rate obligations issued by U.S. or foreign bank holding companies and their bank subsidiaries, branches, and agencies. The portfolio may invest more than 25% of its total assets in instruments issued by domestic banks. The portfolio may significantly invest in securities issued by financial services companies including, among other entities, banks and bank holding companies, investment banks, trust companies, insurance companies, finance companies, and broker-dealers. The portfolio may purchase securities on a when-issued basis and purchase or sell them on a forward-commitment basis. The portfolio may also invest in variable rate master demand obligations. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder.

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued)

Main Risks: Bank instruments, credit, currency, focused investing, foreign investments, interest rate, liquidity, mortgage- and/or asset-backed securities, municipal obligations, other investment companies-money market funds, prepayment and extension, U.S. government securities and obligations, and when-issued securities, delayed-delivery securities and forward-commitments.

Underlying Fund: ING Oppenheimer Global Portfolio

Investment Adviser: Directed Services LLC

Sub-Adviser: OppenheimerFunds, Inc.

Investment Objective: Capital appreciation.

Main Investments: The portfolio invests mainly in common stocks of companies in the United States and foreign countries. The portfolio can invest without limit in foreign securities and can invest in any country, including countries with developing or emerging markets. However, the portfolio currently emphasizes investments in developed markets such as the United States, Western European countries, and Japan. The portfolio does not limit its investments to companies in a particular capitalization range, but currently focuses its investments in mid- and large-capitalization companies. The portfolio does not concentrate 25% or more of its assets in any one industry. The foreign securities the portfolio can buy include stocks and other equity securities of companies organized under the laws of a foreign country or companies that have a substantial portion of their operations or assets abroad, or derive a substantial portion of their revenue or profits from businesses, investments, or sales outside the United States. Foreign securities include securities traded primarily on foreign securities exchanges, or in the foreign over-the-counter market. The portfolio may purchase American Depositary Shares as part of American Depositary Receipt issuances, which are negotiable certificates traded on a U.S. exchange issued by a U.S. bank representing a specified number of shares in a foreign stock. The portfolio can also buy debt securities. The portfolio normally does not intend to invest more than 5% of its total assets in debt securities. The portfolio’s investments include common stocks of foreign and domestic companies that the sub-adviser believes have growth potential. The portfolio may also invest in other equity instruments such as preferred stocks, warrants and securities convertible into common stocks. The portfolio may invest in derivative instruments, including options, futures, and forward contracts. The portfolio can buy and sell hedging instruments (forward contracts, futures contracts and put and call options). The portfolio is not required to allocate its investments in any set percentages in any particular country. The portfolio normally will invest in at least three countries (one of which may be the United States). The portfolio may invest up to 15% of its assets in illiquid or restricted securities. The portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, convertible securities, credit, currency, derivative instruments, focused investing, foreign investments/developing and emerging markets, interest rate, liquidity, market, market capitalization, other investment companies, over-the-counter investments, securities lending, and special situations.

Underlying Fund: ING PIMCO High Yield Portfolio

Investment Adviser: Directed Services LLC

Sub-Adviser: Pacific Investment Management Company LLC

Investment Objective: Maximize total return, consistent with preservation of capital and prudent investment management.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of high-yield securities (“junk bonds”) rated below investment-grade by Moody’s Investors Service, Inc., Standard and Poor’s Ratings Services, or Fitch Ratings, or if unrated, determined to be of comparable quality, subject to a maximum of 20% of total assets in Caa or below by Moody’s Investors Service, Inc or equivalently rated by S&P or Fitch, or if unrated, determined by the sub-adviser to be of comparable quality. The remainder of assets may be invested in investment-grade debt instruments. The portfolio may invest up to 20% in non-U.S. dollar-denominated securities and without limit in U.S. dollar-denominated foreign issuers and up to 15% of its total assets in emerging markets. The portfolio may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Foreign currency exposure (from non-U.S.

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued) dollar-denominated securities or currencies) normally will be limited to 20% of the portfolio’s total assets. The portfolio may invest in debt instruments including: securities issued or guaranteed by the U.S. government, its agencies or government-sponsored enterprises; corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or “indexed” securities and event-linked bonds; bank capital and trust preferred securities; loan participations and assignments; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits and bankers’ acceptances; repurchase agreements on debt instruments and reverse repurchase agreements on debt instruments; debt instruments issued by state or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies, and government-sponsored enterprises; obligations of international agencies or supranational entities. The portfolio may engage in short sales and may invest up to 10% of its total assets in preferred stocks. The portfolio may invest all of its assets in derivative instruments such as options, futures contracts, or swap agreements. The portfolio may invest all of its assets in mortgage- or asset-backed securities. The portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as “buy backs” or “dollar rolls”). The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Bank instruments, call, company, convertible securities, credit, credit default swaps, currency, derivative instruments, foreign investments/developing and emerging markets, high-yield securities, inflation-indexed bonds, interest rate, leverage, liquidity, market, mortgage- and/or asset-backed securities, municipal obligations, other investment companies, prepayment and extension, securities lending, short sales, sovereign debt, U.S. government securities and obligations, and when issued and delayed delivery securities and forward commitments.

Underlying Fund: ING PIMCO Total Return Bond Portfolio

Investment Adviser: Directed Services LLC

Sub-Adviser: Pacific Investment Management Company LLC

Investment Objective: Maximize total return, consistent with preservation of capital and prudent investment management.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of debt instruments of varying maturities which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The average portfolio duration of the portfolio normally varies within two years (plus or minus) of the duration of the Barclays Capital U.S. Aggregate Bond Index. The portfolio may invest in debt instruments including: securities issued or guaranteed by the U.S. government, its agencies or government-sponsored enterprises; corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued both by governments and corporations; structured notes, including hybrid or “indexed” securities and event-linked bonds; bank capital and trust preferred securities; loan participations and assignments; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits and bankers’ acceptances; repurchase agreements on debt instruments and reverse repurchase agreements on debt instruments; debt securities issued by state or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies and government sponsored enterprises; and obligations of international agencies or supranational entities. The portfolio may invest in derivatives based on debt instruments, such as forwards, options, futures contracts, or swap agreements and engage in short sales. The portfolio may also invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements or in mortgage- or asset-backed securities. The portfolio may also invest up to 10% of its total assets in equity-related securities, such as convertible securities and preferred stocks. Invests primarily in investment-grade debt securities, but may invest up to 10% of its total assets in high-yield securities (“junk bonds”). The portfolio may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. Foreign currency exposure normally will be limited to 20% of the portfolio’s total assets. The portfolio may invest up to 15% of its total assets in securities and instruments that are economically tied

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued) to countries with emerging securities markets. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Bank instruments, call, company, convertible securities, credit, credit default swaps, currency, derivative instruments, foreign investments/developing and emerging markets, high-yield securities, inflation-indexed bonds, interest in loans, interest rate, leverage, liquidity, market, mortgage- and/or asset-backed securities, municipal obligations, other investment companies, prepayment and extension, securities lending, short sales, sovereign debt, and U.S. government securities and obligations.

PRIOR TO MAY 1, 2013

Underlying Fund: ING Pioneer Fund Portfolio

Investment Adviser: Directed Services LLC

Sub-Adviser: Pioneer Investment Management, Inc.

Investment Objective: Reasonable income and capital growth.

Main Investments: The portfolio invests in a broad group of carefully selected securities believed to be reasonably priced, rather than in securities whose prices reflect a premium resulting from their current market popularity. The portfolio invests predominantly in equity securities (including common stocks, convertible debt, and other equity instruments, such as exchange-traded funds that invest primarily in equity securities, equity interests in real estate investment trusts, depositary receipts, warrants, rights, and preferred stocks). The portfolio may invest up to 20% of its net assets in real estate investment trusts and up to 20% of its assets in foreign issuers. The portfolio does not count securities of Canadian issuers against the limit on investment in securities of non-U.S. issuers. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, convertible securities, currency, foreign investments, liquidity, market, market capitalization, other investment companies, real estate companies and real estate investment trusts, and securities lending.

AS OF MAY 1, 2013

Underlying Fund: ING Multi-Manager Large Cap Core Portfolio (formerly, ING Pioneer Fund Portfolio)

Investment Adviser: Directed Services LLC

Sub-Adviser: Columbia Management Investment Advisers, LLC and The London Company of Virginia, LLC d/b/a The London Company

Investment Objective: Reasonable income and capital growth.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of large-capitalization companies. Large-capitalization companies are companies with market capitalizations which fall within the range of companies in the S&P 500® Index at the time of purchase. The market capitalization of companies within the S&P 500 Index will change with market conditions. The portfolio generally invests in securities of U.S. issuers but may also invest up to 20% of its total assets in securities of foreign issuers. The portfolio may invest directly in foreign securities or indirectly through depositary receipts. The portfolio may invest in derivatives such as futures, forward contracts, options and swap contracts, including credit default swaps. The portfolio may use derivative instruments for both hedging and non-hedging purposes, including, for example, to produce incremental earnings, to hedge existing positions, to provide a substitute for a position in an underlying asset, to increase or reduce market or credit exposure, or to increase flexibility. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued)

Main Risks: Company, currency, derivative instruments, foreign investments, investment model, liquidity, market, other investment companies, and securities lending.

Underlying Fund: ING Pioneer High Yield Portfolio

Investment Adviser: Directed Services LLC

Sub-Adviser: Pioneer Investment Management, Inc.

Investment Objective: Maximize total return through income and capital appreciation.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in below investment-grade (high-yield) debt securities and preferred stocks. The portfolio may invest in high-yield securities of any rating, including securities where the issuer is in default or bankruptcy at the time of purchase. For purpose of satisfying the 80% requirement, the portfolio also may invest in derivative instruments that have economic characteristics similar to such high-yield debt securities and preferred stocks. The portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder, and real estate investment trusts. The portfolio invests in securities with a broad range of maturities, and its high-yield securities investments may be convertible into equity securities. The portfolio may invest in event-linked bonds, bank loans, and credit default swaps. The portfolio may invest more than 25% of its assets in the same market segment. The portfolio may invest in securities of Canadian issuers to the same extent as securities of U.S. issuers. The portfolio may invest up to 15% of its total assets in foreign securities (excluding Canadian issuers) including debt and equity securities of corporate issuers and debt securities of government issuers in developed and emerging markets. The portfolio may invest in investment-grade and below investment-grade convertible bonds and preferred stocks that are convertible into equity securities, mortgage-related securities including “sub-prime” mortgages and asset-backed securities, mortgage derivatives, and structured securities. The portfolio may also invest in equity securities of U.S. and non-U.S. issuers including common stocks, depositary receipts, warrants, rights, and other equity interests. The portfolio may use derivatives including, futures and options on securities, indices and currencies; forward foreign currency exchange contracts; and other derivatives, for hedging, but from time to time may use derivatives as a substitute for purchasing or selling securities or to increase the portfolio’s return. The portfolio may invest the remainder of its assets in securities with remaining maturities of less than one year, cash equivalents or may hold cash. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Call, company, convertible securities, credit, credit default swaps, currency, derivative instruments, floating rate loans, focused investing, foreign investments/developing and emerging markets, high-yield securities, interest rate, leverage, liquidity, market, mortgage- and/or asset-backed securities, other investment companies, prepayment and extension, real estate companies and real estate investment trusts, securities lending, sovereign debt, and zero-coupon bonds and pay-in-kind securities.

Underlying Fund: ING Pioneer Mid Cap Value Portfolio

Investment Adviser: Directed Services LLC

Sub-Adviser: Pioneer Investment Management, Inc.

Investment Objective: Capital appreciation.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of mid-capitalization companies (defined as those companies whose market values, at the time of purchase, do not exceed the greater of the market capitalization of the largest company included in the Russell Midcap® Value Index or the 3-year rolling average of the market capitalization of the largest company within the Russell Midcap® Value Index as measured at the end of the preceding month and are not less than the smallest company in the index). The equity securities in which the portfolio invests include common and preferred stocks, depositary receipts, convertible debt, and equity interests in real estate investment trusts. The portfolio may invest up to 25% of its total assets in equity securities and debt instruments of non-U.S. issuers. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued)

Main Risks: Company, convertible securities, credit, currency, foreign investments, interest rate, liquidity, market, mid-capitalization company, other investment companies, real estate companies and real estate investment trusts, securities lending, and value investing.

Underlying Fund: ING RussellTM Large Cap Growth Index Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Top 200® Growth Index (“Index”).

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies which are, at the time of purchase, included in the Index, convertible securities that are convertible into stocks included in the Index, other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components, and exchange-traded funds. Under normal market conditions, the portfolio invests all, or substantially all of its assets in these securities. The portfolio invests principally in common stocks and employs a “passive management” approach designed to track the performance of the Index. As of February 28, 2013, a portion of the Index was concentrated in the information technology sector. The portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the portfolio’s cash position. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, concentration, convertible securities, credit, derivative instruments, growth investing, index strategy, interest rate, liquidity, market, other investment companies, and securities lending.

Underlying Fund: ING RussellTM Large Cap Index Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Top 200® Index (“Index”).

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies which are, at the time of purchase, included in the Index, convertible securities that are convertible into stocks included in the Index, other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components, and exchange-traded funds. Under normal market conditions, the portfolio invests all, or substantially all of its assets in these securities. The portfolio invests principally in common stocks and employs a “passive management” approach designed to track the performance of the Index. As of February 28, 2013, portions of the Index were focused in the financials sector and in the information technology sector. The portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the portfolio’s cash position. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, convertible securities, credit, derivative instruments, focused investing, index strategy, interest rate, liquidity, market, other investment companies, and securities lending.

Underlying Fund: ING RussellTM Large Cap Value Index Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued)

Investment Objective: Investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Top 200® Value Index (“Index”).

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies which are, at the time of purchase, included in the Index, convertible securities that are convertible into stocks included in the Index, other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components, and exchange-traded funds. Under normal market conditions, the portfolio invests all, or substantially all of its assets in these securities. The portfolio invests principally in common stocks and employs a “passive management” approach designed to track the performance of the Index. As of February 28, 2013, a portion of the Index was concentrated in the financials sector and a portion of the Index was focused in the energy sector (including the oil, gas, and consumable fuels industry). The portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the portfolio’s cash position. The portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, concentration, convertible securities, credit, derivative instruments, focused investing, index strategy, interest rate, liquidity, market, other investment companies, securities lending, and value investing.

Underlying Fund: ING RussellTM Mid Cap Growth Index Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Midcap® Growth Index (“Index”).

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies which are, at the time of purchase, included in the Index, convertible securities that are convertible into stocks included in the Index, other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components, and exchange-traded funds. Under normal market conditions, the portfolio invests all, or substantially all of its assets in these securities. The portfolio invests principally in common stocks and employs a “passive management” approach designed to track the performance of the Index. As of February 28, 2013, a portion of the Index was concentrated in the consumer discretionary sector; and portions of the Index were focused in the industrials sector and the information technology sector. The portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the portfolio’s cash position. The portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, concentration, convertible securities, credit, derivative instruments, focused investing, growth investing, index strategy, interest rate, liquidity, market, mid-capitalization company, other investment companies, and securities lending.

Underlying Fund: ING RussellTM Mid Cap Index Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Midcap® Index (“Index”).

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies which are, at the time of purchase, included in the Index, convertible securities that are convertible into stocks included in the Index, other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components, and exchange-traded funds. Under normal market conditions, the portfolio invests all, or substantially all of its assets in these securities. The portfolio invests principally in common stocks and employs

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued) a “passive management” approach designed to track the performance of the Index. As of February 28, 2013, portions of the Index were focused in the consumer discretionary sector and the financials sector. The portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the portfolio’s cash position. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, convertible securities, credit, derivative instruments, focused investing, index strategy, interest rate, liquidity, market, mid-capitalization company, other investment companies, and securities lending.

Underlying Fund: ING RussellTM Small Cap Index Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell 2000® Index (“Index”).

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies which are, at the time of purchase, included in the Index, convertible securities that are convertible into stocks included in the Index, other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components, and exchange-traded funds. Under normal market conditions, the portfolio invests all, or substantially all of its assets in these securities. The portfolio invests principally in common stocks and employs a “passive management” approach designed to track the performance of the Index. As of February 28, 2013, portions of the Index were focused in the financials sector, the industrials sector, and the information technology sector. The portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the portfolio’s cash position. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, convertible securities, credit, derivative instruments, focused investing, index strategy, interest rate, liquidity, market, other investment companies, securities lending, and small-capitalization company.

Underlying Fund: ING Short Term Bond Fund

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Maximum total return.

Main Investments: The fund invests at least 80% of its net assets (plus borrowing for investment purposes) in a diversified portfolio of bonds or derivative instruments having economic characteristics similar to bonds. The average dollar-weighted maturity of the fund will not exceed 3 years. Because of the fund’s holdings in asset-backed, mortgage-backed, and similar securities, the fund’s average dollar-weighted maturity is equivalent to the average weighted maturity of the cash flows in the securities held by the fund given certain prepayment assumptions (also known as weighted average life). The fund invests in non-government issued debt securities, issued by companies of all sizes, rated investment-grade, but may also invest up to 10% of its total assets in high yield securities, (commonly referred to as “junk bonds”). The fund may also invest in: preferred stocks; U.S. government securities, securities of foreign governments, and supranational organizations; mortgage-backed and asset-backed debt securities; municipal bonds, notes, and commercial paper; and debt securities of foreign issuers. The fund may engage in dollar roll transactions and swap agreements, including credit default swaps. The fund may use options and futures contracts involving securities, securities indices and interest rates to hedge against market risk, to enhance returns, and as a substitute for taking a position in the underlying asset. In addition, private placements of debt securities (which are often restricted securities) are eligible for purchase along with other illiquid securities.

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued) The fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The fund may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Call, company, credit, credit default swaps, currency, derivative instruments, foreign investments, high-yield securities, interest rate, liquidity, market, mortgage- and/or asset-backed securities, municipal obligations, other investment companies, prepayment and extension, securities lending, sovereign debt, and U.S. government securities and obligations.

Underlying Fund: ING Small Company Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Growth of capital primarily through investment in a diversified portfolio of common stocks of companies with small market capitalizations.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of small-capitalization companies (defined as those included in Standard and Poor’s SmallCap 600 Index or the Russell 2000® Index, or if not included in either index, have market capitalizations that fall within the range of the market capitalizations of companies included in either index). The portfolio may invest in derivative instruments including, but not limited to, put and call options. The portfolio may also invest, to a limited extent, in foreign stock. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, currency, derivative instruments, foreign investments, investment model, liquidity, market, other investment companies, securities lending, and small-capitalization company.

Underlying Fund: ING SmallCap Opportunities Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Long-term capital appreciation.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in common stock of smaller, lesser-known U.S. companies. Smaller companies are those with market capitalizations that fall within the range of companies in the Russell 2000® Growth Index at the time of purchase. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 33% of its total assets.

Main Risks: Company, investment model, liquidity, market, other investment companies, securities lending, and small-capitalization company.

Underlying Fund: ING T. Rowe Price Capital Appreciation Portfolio

Investment Adviser: Directed Services LLC

Sub-Adviser: T. Rowe Price Associates, Inc.

Investment Objective: Over the long-term, a high total investment return, consistent with the preservation of capital and with prudent investment risk.

Main Investments: The portfolio invests among three asset classes: equity securities, debt instruments and money market instruments. The portfolio invests primarily in common stocks of established U.S. companies believed to have above-average potential for capital growth. Common stocks typically comprise at least half of the portfolio’s assets. The remaining assets may be invested in other securities, including convertibles, warrants, preferred stocks, corporate and government debt,

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued) futures, and options. Debt instruments and convertible bonds may often constitute a significant portion of the portfolio’s investment portfolio. The portfolio may purchase debt instruments of any maturity and credit quality. The portfolio may invest up to 25% of its assets in debt instruments that are rated below investment-grade or, if not rated, of equivalent quality (“junk bonds”) and bank loans. Up to 25% of the portfolio’s net assets may be invested in foreign equity securities. There is no limit on the portfolio’s investment in convertible securities. The portfolio may invest in futures, options, and call and put options. The portfolio may borrow securities. If there are remaining assets available for investment, the portfolio may invest the balance in any of the following money market instruments with remaining maturities not exceeding one year: (1) shares of the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund, internally managed money market funds of T. Rowe Price; (2) U.S. government obligations; (3) negotiable certificates of deposit, bankers’ acceptances, and fixed time deposits and other obligations of domestic banks that have more than $1 billion in assets and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation; (4) commercial paper rated at the date of purchase in the two highest rating categories by at least one rating agency; (5) repurchase agreements; and (6) U.S dollar and non-U.S. dollar currencies. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Asset allocation, bank instruments, call, company, convertible securities, credit, currency, derivative instruments, foreign investments, high-yield securities, interest in loans, interest rate, leverage, liquidity, market, market capitalization, other investment companies, securities lending, special situations, and U.S. government securities and obligations.

Underlying Fund: ING T. Rowe Price Diversified Mid Cap Growth Portfolio

Investment Adviser: Directed Services LLC

Sub-Adviser: T. Rowe Price Associates, Inc.

Investment Objective: Long-term capital appreciation.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies having market capitalization within the range of companies in the Russell Midcap® Growth Index or the Standard and Poor’s MidCap 400 Index at the time of purchase. The sub-adviser focuses on mid-size companies but may, on occasion, purchase stocks whose market capitalization is outside the capitalization range of mid-sized companies. Most of the portfolio’s investments will be in U.S. common stocks but may also invest in foreign stocks, futures, and forward foreign currency exchange contracts. The portfolio may also invest in shares of the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund. The portfolio may also invest in U.S. and foreign dollar denominated money market securities and U.S. and foreign dollar currencies. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, currency, derivative instruments, foreign investments, growth investing, investment model, liquidity, market, market capitalization, mid-capitalization company, other investment companies, securities lending, and special situations.

Underlying Fund: ING T. Rowe Price Equity Income Portfolio

Investment Adviser: Directed Services LLC

Sub-Adviser: T. Rowe Price Associates, Inc.

Investment Objective: Substantial dividend income as well as long-term growth of capital.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends. The portfolio may invest in convertible securities, warrants, preferred stocks, foreign securities, debt instruments, including high-yield debt securities and futures and options. The portfolio’s investments in a company may also be made through

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued) a privately negotiated note or loan, including loan participations and assignments. The portfolio may also invest in shares of the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund. The portfolio may also invest in U.S. and foreign dollar-denominated money market securities and U.S. dollar and non-U.S. dollar currencies. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Call, company, convertible securities, credit, currency, derivative instruments, dividend, foreign investments, high-yield securities, interest rate, liquidity, market, market capitalization, other investment companies, securities lending, and special situations.

Underlying Fund: ING T. Rowe Price Growth Equity Portfolio

Investment Adviser: Directed Services LLC

Sub-Adviser: T. Rowe Price Associates, Inc.

Investment Objectives: Long-term capital growth, and secondarily, increasing dividend income.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks. The portfolio concentrates its investments in growth companies. The portfolio may also purchase, to a limited extent, foreign stock, hybrid securities, futures, and forward foreign currency exchange contracts. The portfolio may have exposure to foreign currencies. Investment in foreign securities is limited to 30% of the portfolio’s assets. The portfolio may also invest in shares of the T. Rowe Price Reserve Investment Funds and T. Rowe Price Government Reserve Investment Fund. The portfolio may also invest in U.S. dollar and foreign dollar denominated money market securities and U.S. and foreign dollar currencies. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, currency, derivative instruments, foreign investments, growth investing, liquidity, market, market capitalization, other investment companies, securities lending, and special situations.

Underlying Fund: ING T. Rowe Price International Stock Portfolio

Investment Adviser: Directed Services LLC

Sub-Adviser: T. Rowe Price Associates, Inc.

Investment Objective: Long term growth of capital.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in stocks. The portfolio expects to invest substantially all of its assets in stocks outside the United States and to diversify broadly among developed and emerging countries throughout the world. The portfolio may invest in companies of any market capitalization, but focuses on large-sized companies and, to a lesser extent, medium-sized companies. While the portfolio invests primarily in common stocks, it may invest in other securities and may use futures, options and other derivatives and forward currency exhange contracts in keeping with its objective. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, currency, derivative instruments, foreign investments/developing and emerging markets, liquidity, market, market capitalization, other investment companies, and securities lending.

Underlying Fund: ING Templeton Foreign Equity Portfolio

Investment Adviser: Directed Services LLC

Sub-Adviser: Templeton Investment Counsel, LLC

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued)

Investment Objective: Long-term capital growth.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in foreign (non-U.S.) equity securities, including countries with emerging securities markets. Equity securities include common stocks, preferred stocks and convertible securities. The portfolio may also invest in depositary receipts. The portfolio may also have significant investments in one or more countries or in particular sectors, such as financial institutions or industrial companies. The portfolio may use derivative strategies. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, convertible securities, credit, currency, derivative instruments, focused investing, foreign investments/developing and emerging markets, interest rate, liquidity, market, market capitalization, other investment companies, and securities lending.

Underlying Fund: ING Templeton Global Growth Portfolio

Investment Adviser: Directed Services LLC

Sub-Adviser: Templeton Global Advisors Limited

Investment Objective: Capital appreciation. Current income is only an incidental consideration.

Main Investments: The portfolio invests mainly in equity securities, including common and preferred stocks and convertible securities, of companies located in a number of different countries anywhere in the world, including emerging markets. The portfolio also invests in depositary receipts and derivatives, including up to 5% of its total assets in options and swap agreements. The portfolio may invest up to 25% of its total assets in debt instruments of companies and governments located anywhere in the world. The portfolio may invest up to 15% of its net assets in equity-linked notes for hedging and investment purposes. The portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, convertible securities, credit, currency, derivative instruments, foreign investments/developing and emerging markets, growth investing, interest rate, liquidity, market, other investment companies, securities lending, and sovereign debt.

Underlying Fund: ING U.S. Bond Index Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Barclays Capital U.S. Aggregate Bond Index (“Index”).

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in investment-grade debt instruments, rated at least A by Moody’s Investors Service, Inc. or at least A by Standard & Poor’s Ratings Services, or of comparable quality if unrated which are, at the time of purchase, included in the Index, derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components, and exchange-traded funds. Under normal market conditions, the portfolio invests all, or substantially all of its assets in these securities. To Be Announced purchase commitments (“TBA”) shall be deemed included in the Index upon entering into the contract for the TBA if the underlying securities are included in the Index. The portfolio maintains a weighted average effective duration within one year on either side of the duration of the Index, which generally ranges between 3.5 and 6 years. The portfolio may also invest in futures and other derivatives as a substitute for the sale or purchase of debt securities in the Index and to provide fixed-income exposure to the portfolio’s cash position. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued)

Main Risks: Credit, derivative instruments, index strategy, interest rate, investment model, liquidity, mortgage- and/or asset-backed securities, other investment companies, prepayment and extension, securities lending, and U.S. government securities and obligations.

Underlying Fund: ING U.S. Stock Index Portfolio

Investment Adviser: Directed Services LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Total return.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies included in the S&P 500® Index (“Index”) or equity securities of companies that are representative of the Index (including derivatives). The portfolio invests principally in common stocks and employs a “passive management” approach designed to track the performance of the Index, which is denominated by stocks of large U.S. companies. The portfolio usually attempts to replicate the target index by investing all, or substantially all, of its assets in stocks that make up the Index. The portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the portfolio’s cash position. In the event that the portfolio’s market value is $50 million or less, in order to replicate investment in stocks listed on the Index, the sub-adviser may invest the entire amount of the portfolio’s assets in index futures, in exchange-traded funds, or in a combination of index futures and exchange-traded funds, subject to any limitation on the portfolio’s investments in such securities. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, derivative instruments, index strategy, liquidity, market, other investment companies, and securities lending.

MORE INFORMATION ABOUT PRINCIPAL RISKS THAT APPLY ONLY TO THE UNDERLYING FUNDS

The following are principal risks that apply only to the Underlying Funds:

Asset Allocation.  The success of an Underlying Fund’s strategy depends on the manager’s skill in allocating the Underlying Fund’s assets between equity securities, debt instruments, and/or money market instruments and in choosing investments within those categories. There is a risk that an Underlying Fund may allocate assets to an asset class that underperforms other asset classes.

Bank Instruments.  An Underlying Fund may invest in certificates of deposit, fixed-time deposits, bankers’ acceptances, and other debt and deposit-type obligations issued by banks. Although an Underlying Fund attempts to invest only with high-quality banking institutions, most banking institutions are dependent on other institutions to fulfill their obligations. As a result, changes in economic, regulatory, political conditions, or other events that affect the banking industry may have an adverse effect on the banking institutions in which an Underlying Fund invests or that serve as counterparties in transactions with the Underlying Fund.

Cayman Subsidiary.  The Cayman Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. An Underlying Fund relies on a private letter ruling from the Internal Revenue Service with respect to the investment in the Cayman Subsidiary. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of an Underlying Fund and/or the Cayman Subsidiary to operate as described in the Underlying Fund’s prospectus and the SAI and could adversely affect the Underlying Fund. The tax treatment of the Underlying Fund’s investments in the Cayman Subsidiary may be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the Internal Revenue Service that could affect whether income from such investments is “qualifying income” under Subchapter M of the Code, or otherwise affect the character, timing and/or amount of the Underlying Fund’s taxable income or any gains and distributions made by the Underlying Fund.

Concentration in Banking Industry.  As a result of an Underlying Fund “concentrating,” as that term is defined in the 1940 Act, its assets in securities related to a particular industry, the Underlying Fund may be subject to greater market fluctuations than a fund that has securities representing a broader range of investment alternatives. If securities of the particular industry as a group fall out of favor, an Underlying Fund could underperform funds that have greater industry

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued) diversification. When an Underlying Fund is concentrated in the banking industry, the risks include, but are not limited to, credit risk, interest rate risk, and regulatory risk. Banks and other financial institutions can be affected by such factors as downturns in the U.S. and foreign economies, the deterioration or failure of other financial institutions, and changes in banking or securities regulations. Changes in legislation in past years have increased competition in the industry. Interest rate changes can have a significant impact on the banking industry, particularly on banks that face exposure to credit losses.

Concentration in Natural Resources Industry.  As a result of an Underlying Fund “concentrating,” as that term is defined in the 1940 Act, its assets in securities related to a particular industry, an Underlying Fund may be subject to greater market fluctuations than a fund that has securities representing a broader range of investment alternatives. If securities of the particular industry as a group fall out of favor, an Underlying Fund could underperform funds that have greater industry diversification. Securities of companies involved in natural resources may be subject to broad price fluctuations, reflecting volatility of energy and basic materials’ prices and possible instability of supply of various natural resources. In addition, some companies may be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazards associated with natural resources, such as fire, drought, and increased regulatory and environmental costs. The production and marketing of natural resources may be affected by action and changes in governments.

Concentration in Real Estate Industry.  As a result of an Underlying Fund “concentrating,” as that term is defined in the 1940 Act, its assets in securities related to a particular industry, an Underlying Fund may be subject to greater market fluctuations than a fund that has securities representing a broader range of investment alternatives. If securities of the particular industry as a group fall out of favor, an Underlying Fund could underperform funds that have greater industry diversification. When an Underlying Fund is concentrated in the real estate industry, investments in issuers principally engaged in real estate, including real estate investment trusts, may subject the Underlying Fund to risks similar to those associated with the direct ownership of real estate including terrorist attacks, war or other acts that destroy real property. In addition these investments may be affected by such factors as falling real estate prices, rising interest rates or property taxes, high foreclosure rates, environmental problems, zoning changes, overbuilding, overall declines in the economy and the management skill and creditworthiness of the company. Real estate investment trusts may also be affected by tax and regulatory requirements.

Concentration in Technology Sector.  As a result of an Underlying Fund “concentrating,” as that term is defined in the 1940 Act, its assets in securities related to a particular industry, an Underlying Fund may be subject to greater market fluctuations than a fund that has securities representing a broader range of investment alternatives. If securities of the particular industry as a group fall out of favor, an Underlying Fund could underperform funds that have greater industry diversification. Some of the risks of investing in companies in the technology sector are that they may face special risks that their products or services may not prove to be commercially successful. Technology related companies are also strongly affected by worldwide scientific or technological developments. As a result, technology companies may be vulnerable to obsolescence of existing technology, expired patents, short product cycles, price competition, market saturation and new market entrants. Many technology companies are smaller companies that may have limited business lines and limited financial resources, making them highly vulnerable to business and economic risks. Such companies are also often subject to governmental regulation and may, therefore, be adversely affected by governmental policies. Last, securities of companies involved in the technology sector may be subject to broad price fluctuations.

Convertible Securities.  Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.

The value of a convertible security will normally fluctuate in some proportion to changes in the value of the underlying security because of the conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying security. A convertible security may also provide income and be subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk. In the event the issuer of a convertible security is unable to meet its financial obligations, declares bankruptcy, or becomes insolvent, an Underlying Fund could lose money. An Underlying Fund may be forced to convert a convertible security before it otherwise would do so, which may decrease the Underlying Fund’s returns.

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued)

Credit for Floating Rate Loan Funds.  The value of an Underlying Fund’s shares, and the Underlying Fund’s ability to pay dividends, is dependent upon the performance of the assets in its portfolio. Prices of an Underlying Fund’s investments can fall if the actual or perceived financial health of the borrowers on, or issuers of, such investments deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the borrower or issuer could be late in paying interest or principal, or could fail to pay altogether.

In the event a borrower fails to pay scheduled interest or principal payments on an investment held by an Underlying Fund, the Underlying Fund will experience a reduction in its income and a decline in the market value of such investment. This will likely reduce the amount of dividends paid by an Underlying Fund and likely lead to a decline in the net asset value of the Underlying Fund’s shares.

An Underlying Fund generally invests in floating rate loans that are senior in the capital structure of the borrower or issuer, and that are secured with specific collateral. Loans that are senior and secured generally involve less risk than unsecured or subordinated debt and equity instruments of the same borrower because the payment of principal and interest on senior loans is an obligation of the borrower that, in most instances, takes precedence over the payment of dividends or the return of capital to the borrower’s shareholders, and payments to bond holders; and because of the collateral supporting the repayment of the debt instrument. However, the value of the collateral may not equal an Underlying Fund’s investment when the debt instrument is acquired or may decline below the principal amount of the debt instrument subsequent to the Underlying Fund’s investment. Also, to the extent that collateral consists of stocks of the borrower, or its subsidiaries or affiliates, an Underlying Fund bears the risk that the stocks may decline in value, be relatively illiquid, or may lose all or substantially all of their value, causing the Underlying Fund’s investment to be undercollateralized. Therefore, the liquidation of the collateral underlying a floating rate loan in which an Underlying Fund has invested, may not satisfy the borrower’s obligation to the Underlying Fund in the event of non-payment of scheduled interest or principal, and the collateral may not be able to be readily liquidated.

In the event of the bankruptcy of a borrower or issuer, an Underlying Fund could experience delays and limitations on its ability to realize the benefits of the collateral securing the Underlying Fund’s investment. Among the risks involved in a bankruptcy are assertions that the pledge of collateral to secure a loan constitutes a fraudulent conveyance or preferential transfer that would have the effect of nullifying or subordinating an Underlying Fund’s rights to the collateral.

The Floating Rate Debt in which an Underlying Fund invests is generally rated lower than investment-grade credit quality, i.e. , rated lower than Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) or BBB- by Standard & Poor’s Ratings Services (“S&P”), or have been made to borrowers who have issued debt securities that are rated lower than investment-grade in quality or, if unrated, would be rated lower than investment-grade credit quality. An Underlying Fund’s investments in lower than investment-grade floating rate loans will generally be rated at the time of purchase between B3 and Ba1 by Moody’s and B- and BB+ by S&P or, if not rated, would be of similar credit quality. Investment decisions for an Underlying Fund will be based largely on the credit analysis performed by the sub-adviser, and not on rating agency evaluation. This analysis may be difficult to perform. Information about a loan and its borrower generally is not in the public domain. Many borrowers have not issued securities to the public and are not subject to reporting requirements under federal securities laws. Generally, however, borrowers are required to provide financial information to lenders and information may be available from other loan market participants or agents that originate or administer loans.

Deflation.  Deflation risk is the possibility that prices throughout the economy decline over time - the opposite of inflation. If inflation is negative, the principal and income of an inflation-protected bond will decline and could result in losses for a portfolio.

Demand for Loans.  The loan market, as represented by the S&P/LSTA Leveraged Loan Index, experienced significant growth in terms of number and aggregate volume of loans outstanding since the inception of the index in 1997. In 1997, the total amount of loans in the market aggregated less than $10 billion. By April of 2000, it had grown to over $100 billion, and by July of 2007 the market had grown to over $500 billion. The size of the market peaked in November of 2008 at $594 billion. During this period, the demand for loans and the number of investors participating in the loan market also increased significantly.

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Since 2008, the market has contracted, characterized by limited new loan issuance and payoffs of outstanding loans. From the peak in 2008 through February 2012, the overall size of the loan market contracted by approximately 13%. The number of market participants also decreased during that period. Although the number of new loans being issued in the market in 2012 is increasing, there can be no assurance that the size of the loan market, and the number of participants, will return to earlier levels.

An increase in demand for loans may benefit a portfolio by providing increased liquidity for such loans and higher sales prices, but it may also adversely affect the rate of interest payable on such loans acquired by the portfolio and the rights provided to the portfolio under the terms of the applicable loan agreement, and may increase the price of loans that the portfolio wishes to purchase in the secondary market. A decrease in the demand for loans may adversely affect the price of loans in a portfolio’s portfolio, which could cause the portfolio’s net asset value to decline.

Dividend.  Companies that issue dividend yielding equity securities are not required to continue to pay dividends on such securities. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future.

Equity Securities Incidental to Investments in Loans.  The value of equity securities in which an Underlying Fund invests may be affected more rapidly, and to a greater extent, by company-specific developments and general market conditions. These risks may increase fluctuations in an Underlying Fund’s net asset value. An Underlying Fund may frequently possess material non-public information about a borrower as a result of its ownership of a loan of such borrower. Because of prohibitions on trading in securities of issuers while in possession of such information an Underlying Fund might be unable to enter into a transaction in a security of such a borrower when it would otherwise be advantageous to do so.

Floating Rate Loans.  The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans and many floating rate loans are subject to restrictions on resale.

Focused Investing.  To the extent that an Underlying Fund invests a substantial portion of its assets in a particular industry, sector, market segment, or geographical area, its investments will be sensitive to developments in that industry, sector, market segment, or geographical area. An Underlying Fund assumes the risk that changing economic conditions; changing political or regulatory conditions; or natural and other disasters affecting the particular industry, sector, market segment, or geographical area in which the Underlying Fund focuses its investments could have a significant impact on its investment performance and could ultimately cause the Underlying Fund to underperform, or be more volatile than, other funds that invest more broadly.

Foreign Investments for Floating Rate Loan Funds.  To the extent an Underlying Fund invests in debt instruments of borrowers in markets outside the United States, its share price may be more volatile than if it invested in debt instruments of borrowers in the U.S. market due to, among other things, the following factors: comparatively unstable political, social and economic conditions and limited or ineffectual judicial systems; comparatively small market sizes, making loans less liquid and loan prices more sensitive to the movements of large investors and more vulnerable to manipulation; governmental policies or actions, such as high taxes, restrictions on currency movements, replacement of currency, potential for default on sovereign debt, trade or diplomatic disputes, creation of monopolies, and seizure of private property through confiscatory taxation and expropriation or nationalization of company assets; incomplete, outdated, or unreliable information about borrowers due to less stringent market regulation and accounting standards; comparatively undeveloped markets and weak banking and financial systems; market inefficiencies, such as higher transaction costs, and administrative difficulties, such as delays in processing transactions; and fluctuations in foreign currency exchange rates, which could reduce gains or widen losses. In addition, foreign taxes could reduce the income available to distribute to shareholders, and special U.S. tax considerations could apply to foreign investments. Depositary receipts are subject to risks of foreign investments and might not always track the price of the underlying foreign security. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

Growth Investing.  Prices of growth stocks typically reflect high expectations for future company growth, and may fall quickly and significantly if investors suspect that actual growth may be less than expected. Growth companies typically lack any dividends that might cushion price declines. Growth stocks tend to be more volatile than value stocks, and may underperform the market as a whole over any given time period. Growth-oriented stocks typically sell at relatively high valuations as compared to other types of securities. Securities of growth companies may be more volatile than other

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued) stocks because they are more sensitive to investor perceptions of the issuing company’s growth potential, they usually invest a high portion of earnings in their business, and they may lack the dividends of value stocks that can cushion stock prices in a falling market. The market may not favor growth-oriented stocks or may not favor equities at all. In addition, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth. Historically, growth-oriented stocks have been more volatile than value-oriented stocks.

Interest in Loans.  The value and the income streams of interests in loans (including participation interests in lease financings and assignments in secured variable or floating rate loans) will decline if borrowers delay payments or fail to pay altogether. A large rise in interest rates could increase this risk. Although loans are generally fully collateralized when purchased, the collateral may become illiquid or decline in value. Many loans themselves carry liquidity and valuation risks.

Interest Rate for Floating Rate Loan Funds.  Changes in short-term market interest rates will directly affect the yield on the shares of an Underlying Fund whose investments are normally invested in Floating Rate Debt. If short-term market interest rates fall, the yield on an Underlying Fund’s shares will also fall. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on the Floating Rate Debt in an Underlying Fund’s portfolio, the impact of rising rates will be delayed to the extent of such lag. The impact of market interest rate changes on an Underlying Fund’s yield will also be affected by whether, and the extent to which, the Floating Rate Debt in the Underlying Fund’s portfolio is subject to floors on the LIBOR base rate on which interest is calculated for such loans (a “LIBOR floor”). So long as the base rate for a loan remains under the LIBOR floor, changes in short-term interest rates will not affect the yield on such loans. In addition, to the extent that the interest rate spreads on Floating Rate Debt in an Underlying Fund’s portfolio experience a general decline, the yield on the Underlying Fund’s shares will fall and the value of the Underlying Fund’s assets may decrease, which will cause the Underlying Fund’s net asset value to decrease. With respect to an Underlying Fund’s investments in fixed rate instruments, a rise in interest rates generally causes values to fall. The values of fixed rate instruments with longer maturities or duration are more sensitive to changes in interest rates. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase an Underlying Fund’s exposure to risks associated with rising interest rates.

Initial Public Offerings.  Initial Public Offerings (“IPOs”) and companies that have recently gone public have the potential to produce substantial gains for an Underlying Fund. However, there is no assurance that an Underlying Fund will have access to profitable IPOs or that IPOs in which the Underlying Fund invests will rise in value. Furthermore, the value of securities of newly public companies may decline in value shortly after the IPO. When an Underlying Fund’s asset base is small, the impact of such investments on the Underlying Fund’s return will be magnified. If an Underlying Fund’s assets grow, it is likely that the effect of the Underlying Fund’s investment in IPOs on the Underlying Fund’s return will decline.

Issuer Non-Diversification.  One or more of the Underlying Funds may be classified as a “non-diversified” investment company and, therefore, is subject to the risks of focusing investments in a small number of issuers, industries or foreign currencies, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Underlying Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than Underlying Funds that are “diversified.” Even though classified as non-diversified, an Underlying Fund may actually maintain a portfolio that is diversified with a large number of issuers. In such an event, the Underlying Fund would benefit less from appreciation in a single issuer than if it had greater exposure to that issuer.

Investment by Other Funds.  Various other mutual funds and/or funds-of-funds, including some ING funds, are allowed to invest in an Underlying Fund. In some cases, an Underlying Fund may serve as a primary or significant investment vehicle for a fund-of-fund. If the purchases, redemptions or rebalancing in these other funds result in large inflows or outflows of cash from the Underlying Fund, the Underlying Fund could be required to sell securities or invest cash at times, or in ways, that could hurt its performance, speed the realization of capital gains, or increase transaction costs. While it is very difficult to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, these transactions could also increase transaction costs or portfolio turnover. The adviser or sub-adviser will monitor transactions by the funds-of-funds and will attempt to minimize any adverse effects on an Underlying Fund and funds-of-funds as a result of these transactions. So long as an Underlying Fund accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued)

Investment Model.  Certain Underlying Funds invest based on a model implemented by the Underlying Fund’s manager. The manager’s proprietary model may not adequately address existing or unforeseen market factors or the interplay between such factors. The proprietary models used by an Underlying Fund’s manager to evaluate securities or securities markets are based on the manager’s understanding of the interplay of market factors and do not assure successful investment. The markets, or the price of individual securities, may be affected by factors not foreseen in developing the models.

Leverage.  Certain transactions and investment strategies may give rise to leverage. Such transactions and investment strategies include, among others: borrowing, dollar rolls, reverse repurchase agreements, loans of portfolio securities and the use of when-issued, delayed-delivery or forward-commitment transactions. The use of certain derivatives may also create leveraging risk. The use of leverage may increase an Underlying Fund’s expenses and increase the impact of an Underlying Fund’s other risks. The use of leverage may exaggerate any increase or decrease in the net asset value of an Underlying Fund. To mitigate leveraging risk, an Underlying Fund will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause an Underlying Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements resulting in increased volatility of returns. Leverage, including borrowing, may cause an Underlying Fund to be more volatile than if an Underlying Fund had not been leveraged.

Leverage for Floating Rate Loan Funds.  Certain transactions and investment strategies may give rise to leverage. Such transactions and investment strategies include, among others: borrowing and the use of forward-commitment transactions. The use of certain derivatives may also create leveraging risk. The use of leverage may increase an Underlying Fund’s expenses and increase the impact of the Underlying Fund’s other risks. The use of leverage may exaggerate any increase or decrease in the net asset value of an Underlying Fund. To mitigate leveraging risk, an Underlying Fund will segregate liquid assets or otherwise cover the Underlying Fund’s obligation under transactions such as reverse repurchase agreements, when issued and delayed delivery securities, and forward commitment transactions. The use of leverage may cause an Underlying Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements resulting in increased volatility of returns. Leverage, including borrowing, may cause an Underlying Fund to be more volatile than if the Underlying Fund had not been leveraged.

Limited Secondary Market for Floating Rate Loans.  Although the re-sale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or board of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated inter-dealer or inter-bank re-sale market.

Floating rate loans usually trade in large denominations. Trades can be infrequent and the market for floating rate loans may experience substantial volatility. In addition, the market for floating rate loans has limited transparency so that information about actual trades may be difficult to obtain. Accordingly, some of the floating rate loans in which an Underlying Fund invests will be relatively illiquid.

In addition, the floating rate loans in which an Underlying Fund invests may require the consent of the borrower and/or the agent prior to sale or assignment. These consent requirements can delay or impede an Underlying Fund’s ability to sell floating rate loans and can adversely affect the price that can be obtained. An Underlying Fund may have difficulty disposing of floating rate loans if it needs cash to repay debt, to fund redemptions, to pay dividends, to pay expenses or to take advantage of new investment opportunities.

These considerations may cause an Underlying Fund to sell floating rate loans at lower prices than it would otherwise consider to meet cash needs or cause the Underlying Fund to maintain a greater portion of its assets in money market instruments than it would otherwise, which could negatively impact performance. An Underlying Fund may seek to avoid the necessity of selling assets to meet redemption requests or liquidity needs by the use of borrowings. Such borrowings, even though they are for the purpose of satisfying redemptions or meeting liquidity needs and not to generate leveraged returns, nevertheless would produce leverage and the risks that are inherent in leverage. However, there can be no assurance that sales of floating rate loans at such lower prices can be avoided.

From time to time, the occurrence of one or more of the factors described above may create a cascading effect where the market for debt instruments (including the market for floating rate loans) first experiences volatility and then decreased liquidity. Such conditions, or other similar conditions, may then adversely affect the value of floating rate loans and other instruments, widening spreads against higher-quality debt instruments, and making it harder to sell floating rate loans at prices at which they have historically or recently traded, thereby further reducing liquidity. For example, during the

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued) global liquidity crisis in the second half of 2008, the average price of loans in the S&P/LSTA Leverage Loan Index declined by 32% (which included a decline of 3.06% on a single day) prior to rebounding substantially in 2009 and in early 2010. Declines in an Underlying Fund’s share price or other market developments (which could be more severe than these prior declines) may lead to increased redemptions, which could cause the Underlying Fund to have to sell floating rate loans and other instruments at disadvantageous prices and inhibit the ability of the Underlying Fund to retain its assets in the hope of greater stabilization in the secondary markets. In addition, these or similar circumstances could cause an Underlying Fund to sell its highest quality and most liquid floating rate loans and other investments in order to satisfy an initial wave of redemptions while leaving the Underlying Fund with a remaining portfolio of lower-quality and less liquid investments. In anticipation of such circumstances, an Underlying Fund may also need to maintain a larger portion of its assets in liquid instruments than usual. However, there can be no assurance that an Underlying Fund will foresee the need to maintain greater liquidity or that actual efforts to maintain a larger portion of assets in liquid investments would successfully mitigate the foregoing risks.

Liquidity for Floating Rate Loan Funds.  If a loan is illiquid, an Underlying Fund might be unable to sell the loan at a time when the Underlying Fund’s manager might wish to sell, thereby having the effect of decreasing the Underlying Fund’s overall level of liquidity. Further, as described in Valuation of Loans, the lack of an established secondary market may make it more difficult to value illiquid loans, which could result in floating rate loans being assigned values which prove to be higher than the amounts that an Underlying Fund ultimately realizes upon its actual sales of those loans. An Underlying Fund may make investments that become less liquid in response to market developments or adverse investor perception, including but not limited to, those circumstances described in Limited Secondary Market for Floating Rate Loans. An Underlying Fund could lose money if it cannot sell a loan at the time and price that would be most beneficial to the Underlying Fund.

Mid-Capitalization Company.  Investments in mid-capitalization companies may involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

Mortgage- and/or Asset-Backed Securities.  Defaults on or low credit quality or liquidity of the underlying assets of the asset-backed (including mortgage-backed) securities held by an Underlying Fund may impair the value of the securities. There may be limitations on the enforceability of any security interest granted with respect to those underlying assets. These securities also present a higher degree of prepayment and extension risk and interest rate risk than do other types of fixed-income securities. Because of prepayment risk and extension risk, small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain asset-backed securities. The value of longer-term securities generally changes more in response to changes in interest rates than shorter term securities.

During an economic downturn, the mortgages, commercial or consumer loans, trade or credit card receivables, installment purchase obligations, leases, or other debt obligations underlying an asset-backed security may experience an increase in defaults as borrowers experience difficulties in repaying their loans which may cause the valuation of such securities to be more volatile and may reduce the value of such securities. These risks are particularly heightened for investments in asset-backed securities that contain sub-prime loans which are loans made to borrowers with weakened credit histories and often have higher default rates.

Municipal Obligations.  The municipal market in which an Underlying Fund invests is volatile and can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities. Municipal revenue obligations are backed by the revenues generated from a specific project or facility and include industrial development bonds and private activity bonds. Private activity and industrial development bonds are dependent on the ability of the facility’s user to meet its financial obligations and the value of any real or personal property pledged as security for such payment. Many municipal securities are issued to finance projects relating to education, health care, transportation and utilities. Conditions in those sectors may affect the overall municipal market. In addition, municipal securities backed by current or anticipated revenues from a specific project or specific asset may be adversely affected by the discontinuance of the taxation supporting the project or asset or the inability to collect revenues for the project or from assets. If an issuer of a municipal security does not comply with applicable tax requirements, interest from the security may become taxable and the security could decline in value.

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued)

Over-the-Counter Investments.  Investments purchased over-the-counter (“OTC”), including securities and derivatives, can involve greater risks than securities traded on recognized stock exchanges. OTC securities are generally securities of smaller or newer companies that may have limited product lines and markets compared to larger companies. They also can have less management depth, more reliance on key personnel, and less access to capital and credit. OTC securities tend to trade less frequently and in lower volume, and as a result have greater liquidity risk. Many of the protections afforded to participants on some organized exchanges, such as the performance guarantee of an exchange clearing house, are not available in connection with OTC derivatives transactions. Additionally, OTC investments are generally purchased either directly from a dealer or in negotiated transactions with the issuer and as such may expose an Underlying Fund to counterparty risk.

Prepayment and Extension for Floating Rate Loans.  Prepayment risk is the risk that principal on a debt obligation may be repaid earlier than anticipated. Floating rate loans typically do not have call protection and may be prepaid partially or in full at any time without penalty. If a floating rate loan is prepaid, an Underlying Fund may realize proceeds that are less than the value that had been assigned to the loan and/or may be forced to reinvest the proceeds in assets with lower yields than the loan that was repaid. For an Underlying Fund’s fixed rate investments, prepayment risk is the risk that principal on mortgages or other loan obligations underlying a security may be repaid prior to the stated maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. Extension risk is the risk that an issuer will exercise its right to repay principal on a fixed rate obligation held by an Underlying Fund later than expected, which may decrease the value of the obligation and may prevent the Underlying Fund from investing expected repayment proceeds in securities paying yields higher than the yields paid by the securities that were expected to be repaid.

Risk Arbitraged Securities and Distressed Companies.  Risk arbitrage securities are securities of companies involved in restructurings (such as mergers, acquisitions, consolidations, liquidations, spin offs, or tender or exchange offers) or that a sub-adviser believes are cheap relative to an economically equivalent security of the same or another company. Distressed companies are companies that are, or are about to be, involved in reorganizations, financial restructurings or bankruptcy.

A merger, tender or exchange offer, or other corporate restructuring proposed at the time an Underlying Fund invests in risk arbitrage securities may not be completed on the terms or within the time frame contemplated, resulting in losses to the portfolio. Debt obligations of distressed companies typically are unrated, lower rated, in default, or close to default. Also, securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies.

Securities Lending.  Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that an Underlying Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that an Underlying Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

To generate additional income, an Underlying Fund may lend securities to financial institutions that are believed to be creditworthy by its adviser. When lending securities, an Underlying Fund will receive cash or U.S. government securities as collateral.

When an Underlying Fund lends its securities, it is responsible for investing the cash it receives as collateral from the borrower, and an Underlying Fund could incur losses in connection with the investment of such collateral, often referred to as “investment risk.” An Underlying Fund will minimize investment risk by limiting the investment of cash collateral to high quality instruments of short maturity.

An Underlying Fund may also lose money from the failure of a borrower to return a borrowed security in a timely manner, often referred to as “borrower default risk.” In the event of a borrower default, an Underlying Fund will be protected to the extent an Underlying Fund is able to exercise its rights in the collateral promptly and the value of such collateral is sufficient to purchase replacement securities. In addition, an Underlying Fund will be protected by its securities lending agent, which has agreed to indemnify the portfolio from losses resulting from borrower default.

Short Sales.  Short sales involve selling a security an Underlying Fund does not own in anticipation that the security’s price will decline. When an Underlying Fund sells a security short and the price of that security rises, it creates a loss for the Underlying Fund. Short sales create leverage and could increase the volatility of an Underlying Fund’s share price.

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued)

Short sales expose an Underlying Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Underlying Fund. When an Underlying Fund must purchase the security it borrowed in a short sale as prevailing market rates, the potential loss may be greater for a short sale than for a short sale “against the box.” A short sale “against the box” may be used to hedge against market risks when the sub-adviser believes that the price of a security may decline, causing the value of a security owned by an Underlying Fund or a security convertible into or exchangeable for such security, to decline. In such case, any future losses in an Underlying Fund’s long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities an Underlying Fund owns.

Small-Capitalization Company.  Investments in small-capitalization companies may involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volume typical on a national securities exchange.

Special Situations.  A “special situation” arises when, in a sub-adviser’s opinion, securities of a particular company will appreciate in value within a reasonable period because of unique circumstances applicable to the company. Special situations often involve much greater risk than is inherent in ordinary investment securities. Investments in special situation companies may not appreciate and an Underlying Fund’s performance could suffer if an anticipated development does not occur or does not produce the anticipated result.

U.S. Government Securities and Obligations.  U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored enterprises. U.S. government securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. Some U.S. government securities are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. These include direct obligations of the U.S. Treasury such as U.S. Treasury notes, bills and bonds, as well as indirect obligations including certain securities of the Government National Mortgage Association, the Small Business Administration, and the Farmers Home Administration, among others. Other U.S. government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury, including certain securities of the Federal Financing Bank, the Federal Home Loan Bank, and the U.S. Postal Service. Still other agencies and instrumentalities are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. government. These include securities issued by the Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation, and the Federal Farm Credit Bank, among others. Consequently, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. No assurance can be given that the U.S. government would provide financial support to such agencies if it is not obligated to do so by law. U.S. government securities may be subject to varying degrees of credit risk and all U.S. government securities may be subject to price declines due to changing interest rates. Securities directly supported by the full faith and credit of the U.S. government have less credit risk.

Valuation of Loans.  A portfolio values its assets daily. However, because the secondary market for floating rate loans is limited, it may be difficult to value loans. Reliable market value quotations may not be readily available for some loans and valuation of such loans may require more research than for liquid securities. In addition, elements of judgment may play a greater role in valuation of loans than for securities with a more developed secondary market because there is less reliable, objective market value data available. In addition, if a portfolio purchases a relatively large portion of a loan, the limitations of the secondary market may inhibit the portfolio from selling a portion of the loan and reducing its exposure to a borrower when the adviser or sub-adviser deems it advisable to do so. Even if a portfolio itself does not own a relatively large portion of a particular loan, the portfolio, in combination with other similar accounts under management by the same portfolio managers, may own large portions of loans. The combination of holdings could create similar risks if and when the portfolio managers decide to sell those loans. These risks could include, for example, the risk that the sale of an initial portion of the loan could be at a price lower than the price at which the loan was valued by a portfolio, the risk that the initial sale could adversely impact the price at which additional portions of the loan are sold, and the risk that the foregoing events could warrant a reduced valuation being assigned to the remaining portion of the loan still owned by the portfolio.

Value Investing.  Securities that appear to be undervalued may never appreciate to the extent expected. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued) and industrial production. The sub-adviser may be wrong in its assessment of a company’s value and the securities a portfolio holds may not reach their full values. A particular risk of a portfolio’s value approach is that some holdings may not recover and provide the capital growth anticipated or a security judged to be undervalued may actually be appropriately priced. The market may not favor value-oriented securities and may not favor equities at all. During those periods, a portfolio’s relative performance may suffer.

When Issued and Delayed Delivery Securities and Forward Commitments.  When issued securities, delayed delivery securities and forward commitments involve the risk that the security an Underlying Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party will not meet its obligation. If this occurs, an Underlying Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Zero-Coupon Bonds and Pay-in-Kind Securities.  Zero-coupon bonds and pay-in-kind securities may be subject to greater fluctuations in price from interest rate changes than conventional interest-bearing securities. An Underlying Fund may have to pay out the imputed income on zero-coupon bonds without receiving the actual cash currency. The values of interest-only and principal-only mortgage-related securities also are subject to prepayment risk and interest rate risks.

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PORTFOLIO HOLDINGS INFORMATION

Portfolio Holdings Information

A description of each Portfolio’s policies and procedures regarding the release of portfolio holdings information is available in the Portfolios’ SAI. Portfolio holdings information can be reviewed online at www.INGInvestment.com.

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The Investment Adviser

DSL, a Delaware limited liability company, serves as the investment adviser to each of the Portfolios. DSL has overall responsibility for the management of the Portfolios. DSL provides or oversees all investment advisory and portfolio management services for the Portfolios and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. DSL is registered with the SEC as an investment adviser and with Financial Industry Regulatory Authority (“FINRA”) as a broker-dealer.

The Adviser is an indirect, wholly-owned subsidiary of ING U.S., Inc. (“ING U.S.”). ING U.S. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries. As of the date of this Prospectus, ING U.S. is a wholly-owned subsidiary of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin, with operations in more than 40 countries.

In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including ING U.S., before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep must divest at least 25% of ING U.S. by the end of 2013, more than 50% by the end of 2014, and the remaining interest by the end of 2016 (such divestment, the “Separation Plan”).

On November 9, 2012, ING U.S. filed a Registration Statement on Form S-1 (the “Form S-1”) with the U.S. Securities and Exchange Commission (“SEC”) to register an initial public offering of ING U.S. common stock (the “IPO”). Following an IPO, ING Groep would likely continue to own a majority of the common stock of ING U.S. Subsequent to an IPO, ING Groep would likely sell its controlling ownership interest in ING U.S. over time. While the base case for the Separation Plan is the IPO, all options remain open and it is possible that ING Groep’s divestment of ING U.S. may take place by means of a sale to a single buyer or group of buyers. Notwithstanding the filing of the Form S-1, there can be no assurance that the IPO will occur.

It is anticipated that one or more of the transactions contemplated by the Separation Plan would result in the automatic termination of the existing advisory and sub-advisory agreements under which the Adviser and an affiliated sub-adviser provide services to each Portfolio. In order to ensure that the existing investment advisory and sub-advisory services can continue uninterrupted, the Board approved new advisory and sub-advisory agreements for the Portfolios, as applicable, in connection with the IPO. In addition, shareholders of ING Solution Aggressive Portfolio, ING Solution 2020 Portfolio, ING Solution 2030 Portfolio, ING Solution 2040 Portfolio, and ING Solution 2050 Portfolio, approved the new investment advisory and sub-advisory agreements prompted by the IPO, as well as any future advisory and sub-advisory agreements prompted by the Separation Plan that are approved by the Board and whose terms are not materially different from the current agreements. This means that shareholders may not have another opportunity to vote on a new agreement with the Adviser or an affiliated sub-adviser even if they undergo a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of ING U.S.

On March 18, 2013, shareholders of ING Solution Balanced Portfolio (formerly, ING Solution Growth Portfolio), ING Solution Conservative Portfolio, ING Solution Income Portfolio, ING Solution Moderately Aggressive Portfolio (formerly, ING Solution Aggressive Growth Portfolio), ING Solution Moderately Conservative Portfolio (formerly, ING Solution Moderate Portfolio), ING Solution 2015 Portfolio, ING Solution 2025 Portfolio, ING Solution 2035 Portfolio; ING Solution 2045 Portfolio and ING Solution 2055 Portfolio were sent a proxy statement asking them to approve new investment advisory and sub-advisory agreements prompted by the IPO, as well as any future advisory and sub-advisory agreements prompted by the Separation Plan that are approved by the Board and whose terms are not materially different from the current agreements. If this proposal is approved, shareholders may not have another opportunity to vote on a new agreement with the Adviser or an affiliated sub-adviser even if they undergo a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of ING U.S.

The Separation Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of ING U.S. and its subsidiaries, including the Adviser and affiliated entities that provide services to the Portfolios, and may cause, among other things, interruption of business operations or services, diversion of management’s attention from day-to-day operations, reduced access to capital, and loss of key employees or customers. The completion of the Separation Plan is expected to result in the Adviser’s loss of access to the resources of ING Groep, which could adversely

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MANAGEMENT OF THE PORTFOLIOS  (continued) affect its business. It is anticipated that ING U.S., as a stand-alone entity, may be a publicly held U.S. company subject to the reporting requirements of the Securities Exchange Act of 1934 as well as other U.S. government and state regulations, and subject to the risk of changing regulation.

During the time that ING Groep retains a majority interest in ING U.S., circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep by European and other authorities, may also affect ING U.S. A failure to complete the Separation Plan could create uncertainty about the nature of the relationship between ING U.S. and ING Groep, and could adversely affect ING U.S. and the Adviser and its affiliates. Currently, the Adviser and its affiliates do not anticipate that the Separation Plan will have a material adverse impact on their operations or the Portfolios and their operations.

DSL’s principal office is located at 1475 Dunwoody Drive, West Chester, PA 19380. As of December 31, 2012, DSL managed approximately $42.1 billion in registered investment company assets.

Management Fees

DSL receives an annual fee of 0.10% for its advisory services to the Portfolios (except ING Solution Aggressive Portfolio) based on the average daily net assets of each of the Portfolios. For ING Solution Aggressive Portfolio, DSL receives annual fee for its advisory services payable in monthly installments based on 0.10% of average daily net assets of the Portfolio for assets held in Underlying Funds and 0.30% of average daily net assets held in direct investments.

The following table shows the aggregate annual management fee paid by each Portfolio (except ING Solution Aggressive Portfolio) for the most recent fiscal year as a percentage of that Portfolio’s average daily net assets.

Management Fees
ING Solution Balanced Portfolio[1]	0.10%
ING Solution Conservative Portfolio[1]	0.10%
ING Solution Income Portfolio[1]	0.10%
ING Solution Moderately Aggressive Portfolio[1]	0.10%
ING Solution Moderately Conservative Portfolio[1]	0.10%
ING Solution 2015 Portfolio[1]	0.10%
ING Solution 2020 Portfolio[2]	0.10%
ING Solution 2025 Portfolio[1]	0.10%
ING Solution 2030 Portfolio[2]	0.10%
ING Solution 2035 Portfolio[1]	0.10%
ING Solution 2040 Portfolio[2]	0.10%
ING Solution 2045 Portfolio[1]	0.10%
ING Solution 2050 Portfolio[2]	0.10%
ING Solution 2055 Portfolio[1]	0.10%

1	On March 18, 2013, shareholders of the Portfolio were sent a proxy statement, which asked shareholders to approve a revision to each Portfolio’s Management Fee structure from 0.10% of the Portfolio’s average daily net assets to a “bifurcated” fee structure (the “Amended Fee Structure”), which would modify the fees payable to the Adviser as follows: 0.10% of the Portfolio’s average daily net assets invested in Underlying Funds within the ING Funds complex; and 0.30% of the Portfolio’s average daily net assets in direct investments which include, but are not limited to, exchange-traded funds; securities issued by non-investment company issuers, such as operating companies; and derivative instruments. There is no guarantee that shareholders will approve the Amended Fee Structure, in which case the Portfolio will continue to operate under the current fee structure. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Portfolio’s Prospectus which will be available on the Portfolio’s website at ww.INGFunds.com/vp/literature.

2	Effective April 30, 2013, each Portfolio’s Management Fee was revised to a “bifurcated fee” structure as follows: 0.10% of the Portfolio’s average daily net assets invested in Underlying Funds within the ING Funds complex; and 0.30% of the Portfolio’s average daily net assets in direct investments which include, but are not limited to, exchange-traded funds; securities issued by non-investment company issuers, such as operating companies; and derivative instruments.

For information regarding the basis for the Board’s approval of the investment advisory relationships, please refer to the Portfolios’ annual shareholder report dated December 31, 2012, with the exception of ING Solution Aggressive Portfolio. For information regarding the basis for the Board’s approval of the investment advisory relationships for ING Solution Aggressive Portfolio, please refer to the Portfolio’s semi-annual shareholder report to be dated June 30, 2013. For information regarding the basis for the Board’s approval of the investment sub-advisory relationships, please refer to the Portfolios’ semi-annual shareholder report to be dated June 30, 2013.

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MANAGEMENT OF THE PORTFOLIOS  (continued)

The Adviser may act as a “manager-of-managers” for the Portfolios and may engage one or more sub-advisers to provide day to day management of the Portfolios. The Adviser may delegate to a sub-adviser the responsibility for investment management, subject to the Adviser’s oversight. The Adviser would be responsible for monitoring the investment program and performance of any sub-adviser of the Portfolios.

From time to time, the Adviser may also recommend the appointment of additional sub-advisers or replacement of non-affiliated sub-advisers to the Portfolios’ Board. It is not expected that DSL would normally recommend replacement of an affiliated sub-adviser as part of its oversight responsibilities. The Portfolios and the Adviser have received exemptive relief from the SEC to permit the Adviser, with the approval of Portfolios’ Board, to appoint an additional non-affiliated sub-adviser or to replace an existing sub-adviser with a non-affiliated sub-adviser, as well as change the terms of a contract with a non-affiliated sub-adviser, without submitting the contract to a vote of Portfolios’ shareholders. The Portfolios will notify shareholders of any change in the identity of a sub-adviser of the Portfolios, the addition of a sub-adviser to the Portfolios, or any change in the terms of a contract with a non-affiliated sub-adviser. In this event, the names of the Portfolios and their investment strategies may also change.

ING Investment Management Co. LLC

ING Investment Management Co. LLC (“ING IM,” “Sub-Adviser,” or “Consultant”), a Delaware limited liability company, was founded in 1972 and is registered with the SEC as an investment adviser. ING IM is an indirect, wholly-owned subsidiary of ING U.S. and is an affiliate of ING Investments. ING IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. As noted earlier in the section of the Prospectus entitled “Key Portfolio Information,” ING IM serves as the Sub-Adviser for those Portfolios identified as the “Sub-Advised Portfolios” and as a Consultant for those Portfolios identified as the “Consultant Portfolios.” The principal office of ING IM is located at 230 Park Avenue, New York, New York 10169. As of December 31, 2012, ING IM managed approximately $66.3 billion in assets.

As the Consultant, ING IM provides strategic and tactical asset allocation services to the Consultant Portfolios. The Adviser has set up an Investment Committee that reviews the allocations of each Consultant Portfolio’s assets. The Investment Committee considers the annual recommendations of the Consultant, reviews their basis for arriving at these recommendations and determines the asset allocations for each Consultant Portfolio. The Investment Committee is responsible for the day-to-day management of each Consultant Portfolio. No member of the Investment Committee is solely responsible for making recommendations for portfolio purchases and sales or asset allocation recommendations. On March 18, 2013, shareholders of the Consultant Portfolios were sent a proxy statement, which asked shareholders to approve the appointment of ING IM as the Sub-Adviser. If shareholders approve this proposal, ING IM will become the Sub-Adviser to the Consultant Portfolios; however, the individuals listed as members of the Investment Committee will continue to be responsible for the day-to-day management of the Consultant Portfolios. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Consultant Portfolios’ website at www.INGFunds.com/vp/literature.

The following individuals are jointly responsible for the day-to-day management of all the Portfolios either as Portfolio Managers or Investment Committee Members:

Heather Hackett, CFA, Vice President, and Portfolio Manager/Committee Member, has been with ING IM since 2005 and is primarily responsible for outcome-oriented asset allocation products and customized portfolios for clients. She joined ING IM in 2005 as a portfolio specialist supporting the international equity and asset allocation teams. Prior to joining ING IM, Ms. Hackett was an analyst in the consulting group of Smith Barney.

Halvard Kvaale, CIMA, and Portfolio Manager/Committee Member, as well as Head of ING IM’s Manager Research and Selection within the Multi-Asset Strategies and Solutions Group, has been with ING since August 2012. Prior to joining ING, Mr. Kvaale was with Morgan Stanley Smith Barney Consulting Group from 2006 to 2012, most recently as managing director and head of their portfolio advisory services group. Prior to that, he served as the head of global manager research and fee-based advisory solutions at Deutsche Bank, and at Prudential Investments he managed the third party Consulting Programs as well as running the Investment Management Analysis Unit and the Senior Consulting Group.

Paul Zemsky, CFA, Portfolio Manager/Committee Member, and Chief Investment Officer of ING IM’s Multi-Asset Strategies. He joined ING IM in 2005 as head of derivative strategies.

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MANAGEMENT OF THE PORTFOLIOS  (continued)

Additional Information Regarding the Portfolio Managers/Committee Members

The SAI provides additional information about each portfolio manager’s/committee member’s compensation, other accounts managed by each portfolio manager/committee member, and each portfolio manager’s/committee member’s ownership of securities in the Portfolios.

Consulting Fee

The Adviser, not the Consultant Portfolios, pays the Consultant a consulting fee equal to the following percentages based on the aggregated assets of each Consultant Portfolio’s average daily net assets: 0.03% of the first $500 million; 0.025% of the next $500 million; 0.02% of the next $1 billion; and 0.01% of amounts over $2 billion.

The Administrator

ING Funds Services, LLC (“Administrator”) serves as administrator to each Portfolio and receives an annual administrative services fee equal to 0.10% of each Portfolio’s average daily net assets.

The administrative services provided to each Portfolio includes acting as a liaison among the various service providers to the Portfolio, including the custodian, portfolio accounting agent, the Sub-Adviser/Consultant, and the insurance companies to which a Portfolio offers its shares. The Administrator also reviews the Portfolios for compliance with applicable legal requirements and monitors the Sub-Adviser/Consultant for compliance with requirements under applicable law and with the investment policies and restrictions of the Portfolios.

The Distributor

ING Investments Distributor, LLC (“Distributor”) is the principal underwriter and distributor of each Portfolio. It is a Delaware limited liability company with its principal offices at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258.

The Distributor is a member of the Financial Industry Regulatory Authority (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org or the Public Disclosure Hotline at 800-289-9999.

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HOW SHARES ARE PRICED

The net asset value (“NAV”) per share for each class of the Portfolios is determined each business day as of the close of regular trading (“Market Close”) on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The Portfolios are open for business every day the NYSE is open. The NYSE is closed on all weekends and on all national holidays and Good Friday. Portfolio shares will not be priced on those days. The NAV per share of each class of the Portfolios is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding.

The NAV of the Portfolios is based upon the NAVs of the Underlying Funds. In general, assets of the Underlying Funds are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services. Shares of investment companies held by the Underlying Funds will generally be valued at the latest NAV reported by that investment company. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when the Portfolios’ or an Underlying Fund’s NAV is not calculated. As a result, the NAV of the Portfolios or an Underlying Fund may change on days when shareholders will not be able to purchase or redeem the Portfolios’ shares. When market quotations are not available or are deemed unreliable, a sub-adviser to an Underlying Fund will use a fair value for an asset that is determined in accordance with procedures adopted by an Underlying Fund’s board. The types of assets for which such fair value pricing might be required include, but are not limited to:

  Foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades likely would have changed by the time of the close of the NYSE, or the closing value is otherwise deemed unreliable;
  Securities of an issuer that has entered into a restructuring;
  Securities whose trading has been halted or suspended;
  Fixed-income securities that have gone into default and for which there are no current market value quotations; and
  Securities that are restricted as to transfer or resale.

Each Underlying Fund’s adviser or sub-adviser may rely on the recommendations of a fair value pricing service approved by an Underlying Fund’s board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. Each Underlying Fund’s adviser or sub-adviser will make such determinations in good faith in accordance with procedures adopted by the Underlying Fund’s board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that an Underlying Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which an Underlying Fund determines its NAV per share. Please refer to the prospectus for each Underlying Fund for an explanation of the circumstances under which an Underlying Fund will use fair value pricing and the effect of fair value pricing.

When your Variable Contract or Qualified Plan is buying shares of a Portfolio, it will pay the NAV that is next calculated after the order from the Variable Contract Holder or Qualified Plan Participant is received in proper form. When the Variable Contract Holder or Qualified Plan Participant is selling shares, it will normally receive the NAV that is next calculated after the order form is received from the Variable Contract Holder or Qualified Plan participant in proper form. Investments will be processed at the NAV next calculated after an order is received and accepted by a Portfolio or its designated agent. In order to receive that day’s price, your order must be received by Market Close.

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HOW TO BUY AND SELL SHARES

Each Portfolio’s shares may be offered to insurance company separate accounts serving as investment options under Variable Contracts, Qualified Plans outside the separate account context, custodial accounts, certain investment advisers and their affiliates in connection with the creation or management of the Portfolios, other investment companies and other investors as permitted by the diversification and other requirements of section 817(h) of the Internal Revenue Code of 1986, as amended (the “Code”) and the underlying U.S. Treasury Regulations. Certain Portfolios may not be available as investment options in your Variable Contract, through your Qualified Plan or other investment company. Please refer to the prospectus for the appropriate insurance company separate account, investment company or your plan documents for information on how to direct investments in, or redemptions from, an investment option corresponding to one of the Portfolios and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolios’ behalf.

The Portfolios currently do not foresee any disadvantages to investors if a Portfolio serves as an investment option for Variable Contracts and it offers its shares directly to Qualified Plans and other permitted investors. However, it is possible that the interest of owners of Variable Contracts, Qualified Plans and other permitted investors, for which a Portfolio serves as an investment option, might at some time be in conflict because of differences in tax treatment or other considerations. The Board directed the Adviser to monitor events to identify any material conflicts between Variable Contract owners, Qualified Plans and other permitted investors and would have to determine what action, if any, should be taken in the event of such conflict. If such a conflict occurred, an insurance company participating in the Portfolio might be required to redeem the investment of one or more of its separate accounts from the Portfolio or a Qualified Plan, investment company or other permitted investor might be required to redeem its investment, which might force the Portfolio to sell securities at disadvantageous prices. The Portfolios may discontinue sales to a Qualified Plan and require plan participants with existing investments in the Portfolio to redeem those investments if the Qualified Plan loses (or in the opinion of the Adviser, is at risk of losing) its Qualified Plan status.

The Portfolios reserve the right to suspend the offering of shares or to reject any specific purchase order. The Portfolios may suspend redemptions or postpone payments when the NYSE is closed or when trading is restricted for any reason or under emergency circumstances as determined by the SEC.

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FREQUENT TRADING - MARKET TIMING

The Portfolios are intended for long-term investment and not as short-term trading vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not purchase shares of a Portfolio. Shares of the Portfolios are primarily sold through omnibus account arrangements with financial intermediaries, as investment options for Variable Contracts issued by insurance companies, and as investment options for Qualified Plans. Each Portfolio reserves the right, in its sole discretion and without prior notice, to reject, restrict, or refuse purchase orders whether directly or by exchange, including purchase orders that have been accepted by a financial intermediary or that a Portfolio determines not to be in the best interest of the Portfolio.

The Portfolios rely on the financial intermediaries to monitor frequent, short-term trading within a Portfolio by their customers. You should review the materials provided to you by your financial intermediary, including, in the case of a Variable Contract, the prospectus that describes the contract, or in the case of a Qualified Plan, the plan documentation, for its policies regarding frequent, short-term trading. The Portfolios seek assurances from the financial intermediaries that they have procedures adequate to monitor and address frequent, short-term trading. There is, however, no guarantee that the procedures of the financial intermediaries will be able to curtail frequent, short-term trading activity.

The Portfolios believe that market timing or frequent, short-term trading in any account, including a Variable Contract or Qualified Plan account, is not in the best interest of the Portfolios or their shareholders. Due to the disruptive nature of this activity, it can adversely impact the ability of the Adviser or the Sub-Adviser (if applicable) to invest assets in an orderly, long-term manner. Frequent trading can disrupt the management of the Portfolios and raise their expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; lost opportunity costs; and large asset swings that decrease a Portfolio’s ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on a Portfolio’s performance.

Because some Underlying Funds invest in foreign securities they may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time an Underlying Fund computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Underlying Fund’s current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Underlying Funds based on such pricing discrepancies. This is often referred to as “price arbitrage.” Such price arbitrage opportunities may also occur in Underlying Funds which do not invest in foreign securities. For example, if trading in a security held by an Underlying Fund is halted and does not resume prior to the time the Underlying Fund calculates its NAV, such “stale pricing” presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, Underlying Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Underlying Funds have adopted fair valuation policies and procedures intended to reduce the Underlying Funds’ exposure to price arbitrage, stale pricing and other potential pricing discrepancies; however, to the extent that an Underlying Fund does not immediately reflect these changes in market conditions, short-term trading may dilute the value of the Underlying Funds’ shares, which negatively affects long-term shareholders.

Although the policies and procedures known to the Portfolios that are followed by the financial intermediaries that use the Portfolios and the monitoring by the Portfolios are designed to discourage frequent, short-term trading, none of these measures can eliminate the possibility that frequent, short-term trading activity in the Portfolios will occur. Moreover, decisions about allowing trades in the Portfolios may be required. These decisions are inherently subjective, and will be made in a manner that is in the best interest of a Portfolio’s shareholders.

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PAYMENTS TO FINANCIAL INTERMEDIARIES

ING mutual funds may be offered as investment options in Variable Contracts issued by affiliated and non-affiliated insurance companies and in Qualified Plans. Fees derived from a Portfolio’s Distribution and/or Service Plans (if applicable) may be paid to insurance companies, broker-dealers and companies that service Qualified Plans for selling the Portfolio’s shares and/or for servicing shareholder accounts. In addition, a Portfolio’s Adviser, Distributor, Administrator or their affiliated entities, out of their own resources and without additional cost to the Portfolio or its shareholders, may pay additional compensation to these insurance companies, broker-dealers, or companies that service Qualified Plans. The Adviser, Distributor, Administrator, or affiliated entities of a Portfolio may also share their profits with affiliated insurance companies or other ING entities through inter-company payments.

For non-affiliated insurance companies and Qualified Plans, payments from a Portfolio’s Distribution and/or Service Plans (if applicable) as well as payments (if applicable) from the Portfolio’s Adviser and/or Distributor generally are based upon an annual percentage of the average net assets held in the Portfolio by those companies. A Portfolio’s Adviser and Distributor may make payments for administrative, record keeping, or other services that insurance companies or Qualified Plans provide to facilitate investment in the Portfolio. These payments as well as payments from a Portfolio’s Distribution and/or Service Plans (if applicable) may also provide incentive for insurance companies or Qualified Plans to make the Portfolio available through Variable Contracts or Qualified Plans, and thus they may promote the distribution of the shares of the Portfolio.

As of the date of this Prospectus, the Distributor has entered into agreements with the following non-affiliated insurance companies: Zürich Kemper Life Insurance Company; Symetra Life Insurance Company; and First Fortis Life Insurance Company. Fees payable under these agreements are at annual rates that range from 0.15% to 0.25%. This is computed as a percentage of the average aggregate amount invested in a Portfolio by Variable Contract holders through the relevant insurance company’s Variable Contracts.

The insurance companies issuing Variable Contracts or Qualified Plans that use a Portfolio as investment options may also pay fees to third parties in connection with distribution of the Variable Contracts and for services provided to Variable Contract owners. Entities that service Qualified Plans may also pay fees to third parties to help service the Qualified Plans or the accounts of their participants. A Portfolio, the Adviser, and the Distributor are not parties to these arrangements. Variable Contract owners should consult the prospectus and statement of additional information for their Variable Contracts for a discussion of these payments and should consult with their agent or broker. Qualified Plan participants should consult with their pension servicing agent.

Ultimately, the agent or broker selling the Variable Contract to you could have a financial interest in selling you a particular product to increase the compensation they receive. Please make sure you read fully each prospectus and discuss any questions you have with your agent or broker.

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DIVIDENDS, DISTRIBUTIONS, AND TAXES

Dividends and Distributions

Each Portfolio declares and pays dividends from net investment income at least annually. Each Portfolio will also pay distributions from net realized capital gains, reduced by available capital losses, at least annually. All dividends and capital gain distributions will be automatically reinvested in additional shares of the Portfolios at the NAV of such shares on the payment date unless a participating insurance company’s separate account is permitted to hold cash and elects to receive payment in cash. From time to time, a portion of a Portfolio’s distributions may constitute a return of capital.

To comply with federal tax regulations, the Portfolios may also pay an additional capital gains distribution.

Tax Matters

Holders of Variable Contracts should refer to the prospectus for their contracts for information regarding the tax consequences of owning such contracts and should consult their tax advisers before investing.

Each Portfolio intends to qualify as a regulated investment company (“RIC”) for federal income tax purposes by satisfying the requirements under Subchapter M of the Code, including requirements with respect to diversification of assets, distribution of income and sources of income. As a RIC, a Portfolio generally will not be subject to tax on its net investment company taxable income and net realized capital gains that it distributes to its shareholders.

Each Portfolio also intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for Variable Contracts so that owners of these contracts should not be subject to federal tax on distributions of dividends and income from a Portfolio to the insurance company’s separate accounts.

Since the sole shareholders of the Portfolios will be separate accounts or other permitted investors, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the policies, see the attached prospectus for the policy.

See the SAI for further information about tax matters.

THE TAX STATUS OF YOUR INVESTMENT IN A PORTFOLIO DEPENDS UPON THE FEATURES OF YOUR VARIABLE CONTRACT. FOR FURTHER INFORMATION, PLEASE REFER TO THE PROSPECTUS FOR THE VARIABLE CONTACT.

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INDEX DESCRIPTIONS

The Barclays Capital U.S. Aggregate Bond (“BCAB”) Index is a widely recognized, unmanaged index of publicly issued, investment-grade U.S. Government, mortgage-backed, asset-backed, and corporate debt securities.

The Dow Jones-UBS (“DJ-UBS”) Commodity Index Total ReturnSM is composed of commodities traded on U.S. exchanges, with the exception of aluminum, nickel, and zinc, which trade on the London Metal Exchange.

EURO STOXX 50® Index is Europe’s leading Blue-Chip index for the Eurozone, provides a Blue-Chip representation of supersector leaders in the Eurozone. The index covers 50 stocks from 12 Eurozone countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal, and Spain.

The Financial Times Stock Exchange (“FTSE”) 100 Index® is a share index of the 100 most capitalized United Kingdom companies listed on the London Stock Exchange.

The MSCI - Europe, Australasia, and Far East® (“MSCI EAFE® ”) Index is an unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia, and the Far East.

The MSCI Emerging Markets IndexSM is an unmanaged index that measures the performance of securities listed on exchanges in developing nations throughout the world.

The Russell 1000® Index is an unmanaged comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies.

The Russell 1000® Growth Index is an unmanaged index that measures the performance of those companies in the Russell 1000® Index with higher than average price-to-book ratio and forecasted growth. The index returns reflect no deductions for fees, expenses or taxes.

The Russell 1000® Value Index is an unmanaged index that measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-value ratios and higher forecasted growth values.

The Russell 2000® Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000® Index. The Russell 3000® Index is an unmanaged index that measures the performance of 3,000 U.S. companies based on total market capitalization.

The Russell 3000® Index is a broad-based, market capitalization weighted index that represents approximately 98% of the investable U.S. equity market.

The Russell Midcap® Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000® Index.

The Russell Midcap® Growth Index is an unmanaged index that measures the performance of those companies included in the Russell Midcap® Index with relatively higher price-to-book ratio and higher forecasted growth values.

The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Top 200 Index® is an unmanaged index that measures the performance of the 200 largest companies in the Russell 1000® Index, which together represent approximately 69% of the total market capitalization of the Russell 1000® Index.

The Russell Top 200® Growth Index measures the performance of the especially large cap segment of the U.S. equity universe represented by stocks in the largest 200 by market cap that exhibit growth characteristics. It includes Russell Top 200 Index companies with higher price-to-book ratios and higher growth values.

The Russell Top 200® Value Index measures the performance of the especially large cap segment of the U.S. equity universe represented by stocks in the largest 200 by market cap that exhibit value characteristics. It includes Russell Top 200 companies with lower price-to-book ratios and lower forecasted growth values.

The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

144

INDEX DESCRIPTIONS  (continued)

The Standard and Poor’s (“S&P”) MidCap 400 Index is an unmanaged index that measures the performance of the mid-size company segment of the U.S. market.

The Standard and Poor’s (“S&P”) SmallCap 600 Index is an unmanaged index used to measure stock market performance composed of companies with an average market value of approximately $630 million.

The Standard and Poor’s (“S&P”) Target Risk Aggressive Growth Index seeks to emphasize exposure to equity securities, maximizing opportunities for long-term capital accumulation. It may include small allocations in fixed-income securities to enhance portfolio efficiency.

The Standard and Poor’s (“S&P”) Target Risk Conservative Index seeks to emphasize exposure to fixed income in order to produce a current income stream and avoid excessive volatility of returns. Equity securities are included to protect long-term purchasing power.

The Standard and Poor’s (“S&P”) Target Risk Growth Index is a broad-based index that seeks to measure the performance of an asset allocation strategy targeted to a growth-focused risk profile. The index is fully investable, with varying levels of exposure to equities and fixed-income through a family of exchange-traded funds. The index offers increased exposure to equities, while also using some fixed-income exposure to diversify risk.

The Standard and Poor’s (“S&P”) Target Risk Moderate Index seeks to measure the performance of an asset allocation strategy targeted to a moderate risk profile.

The Standard and Poor’s (“S&P”) Target Date Retirement Income Index seeks to represent asset allocations which target an immediate retirement horizon.

The Standard and Poor’s (“S&P”) Target Date 2015 Index seeks to represent the market consensus for asset allocations which target an approximate 2015 retirement horizon.

The Standard and Poor’s (“S&P”) Target Date 2020 Index seeks to represent the market consensus for asset allocations which target an approximate 2020 retirement horizon.

The Standard and Poor’s (“S&P”) Target Date 2025 Index seeks to represent the market consensus for asset allocations which target an approximate 2025 retirement horizon.

The Standard and Poor’s (“S&P”) Target Date 2030 Index seeks to represent the market consensus for asset allocations which target an approximate 2030 retirement horizon.

The Standard and Poor’s (“S&P”) Target Date 2035 Index seeks to represent the market consensus for asset allocations which target an approximate 2035 retirement horizon.

The Standard and Poor’s (“S&P”) Target Date 2040 Index seeks to represent the market consensus for asset allocations which target an approximate 2040 retirement horizon.

The Standard and Poor’s Target Date (“S&P”) Target Date 2045 Index seeks to represent the market consensus for asset allocations which target an approximate 2045 retirement horizon.

The Tokyo Stock Price (“TOPIX”) Index® is a capitalization-weighted index of all firms that are considered to be under the large firms or “first section” on the Tokyo Stock Exchange.

145

FINANCIAL HIGHLIGHTS

The following financial highlights are intended to help you understand each Portfolio’s Class I shares’ financial performance for the past five years or, if shorter, the period of the share class’ operations. Certain information reflects financial results for a single share. The total returns represent the rate that an investor would have earned (or lost) on an investment in a share of the Portfolios (assuming reinvestment of all dividends and distributions). This information has been derived from the Portfolios’ financial statements that were audited by KPMG LLP, an independent registered public accounting firm. The report of KPMG LLP, along with the financial statements included in the annual shareholder report dated December 31, 2012, are incorporated herein by reference.

Because ING Solution Aggressive Portfolio had not commenced operations as of December 31, 2012, financial highlights are not available.

146

FINANCIAL HIGHLIGHTS  (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments, if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(4)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING Solution Balanced Portfolio
Class I
12-31-12	9.05	0.18	1.06	1.24	0.16	0.03	—	0.19	—	10.10	13.86	0.21	0.12	0.12	1.85	1	75
12-31-11	9.33	0.26	(0.47)	(0.21)	0.03	0.04	—	0.07	—	9.05	(2.17)	0.12	0.12	0.12	2.78	1	70
12-31-10	8.34	0.18	0.90	1.08	0.09	—	—	0.09	—	9.33	13.11	0.12	0.12	0.12	2.10	1	43
12-31-09	6.74	0.18	1.48	1.66	0.05	0.01	—	0.06	—	8.34	24.68	0.12	0.12	0.12	2.50	1	77
12-31-08	9.85	0.19•	(3.30)	(3.11)	—	0.00*	—	0.00*	—	6.74	(31.57)	0.12	0.12	0.12	2.19	1	283
ING Solution Conservative Portfolio
Class I
12-31-12	10.54	0.29•	0.82	1.11	0.31	—	—	0.31	—	11.34	10.60	0.25	0.12	0.12	2.61	3	69
12-31-11	10.54	0.40	(0.33)	0.07	0.04	0.03	—	0.07	—	10.54	0.69	0.12	0.12	0.12	3.72	3	84
04-30-10(5) - 12-31-10	10.00	0.34	0.20	0.54	—	—	—	—	—	10.54	5.40	0.12	0.12	0.12	5.03	3	51
ING Solution Income Portfolio
Class I
12-31-12	10.61	0.24	0.82	1.06	0.55	—	—	0.55	—	11.12	10.12	0.20	0.12	0.12	2.32	25,403	71
12-31-11	11.05	0.40•	(0.35)	0.05	0.49	—	—	0.49	—	10.61	0.54	0.12	0.12	0.12	3.63	22,837	75
12-31-10	10.43	0.39•	0.62	1.01	0.39	—	—	0.39	—	11.05	9.86	0.12	0.12	0.12	3.69	24,509	64
12-31-09	9.43	0.28•	1.34	1.62	0.58	0.04	—	0.62	—	10.43	17.62	0.12	0.12	0.12	2.87	18,772	70
12-31-08	11.70	0.48•	(2.35)	(1.87)	0.22	0.18	—	0.40	—	9.43	(16.49)	0.12	0.12	0.12	4.41	24,417	84
ING Solution Moderately Aggressive Portfolio
Class I
12-31-12	10.34	0.16	1.44	1.60	0.15	0.05	—	0.20	—	11.74	15.62	0.23	0.12	0.12	1.42	4	70
12-31-11	10.94	0.23	(0.77)	(0.54)	0.02	0.04	—	0.06	—	10.34	(4.84)	0.12	0.12	0.12	2.16	3	83
04-30-10(5) - 12-31-10	10.00	0.16	0.78	0.94	—	—	—	—	—	10.94	9.40	0.12	0.12	0.12	2.50	3	26
ING Solution Moderately Conservative Portfolio
Class I
12-31-12	9.86	0.23	0.97	1.20	0.21	0.06	—	0.27	—	10.79	12.23	0.20	0.12	0.12	2.16	1	85
12-31-11	10.04	0.34	(0.38)	(0.04)	0.06	0.08	—	0.14	—	9.86	(0.30)	0.12	0.12	0.12	3.39	1	77
12-31-10	9.17	0.26	0.79	1.05	0.13	0.05	—	0.18	—	10.04	11.66	0.12	0.12	0.12	2.75	1	47
12-31-09	7.69	0.24•	1.32	1.56	0.07	0.01	—	0.08	—	9.17	20.46	0.12	0.12	0.12	2.93	1	87
12-31-08	10.04	0.21•	(2.55)	(2.34)	0.01	0.00*	—	0.01	—	7.69	(23.32)	0.12	0.12	0.12	2.26	1	212
See Accompanying Notes to Financial Highlights

147

FINANCIAL HIGHLIGHTS  (continued) Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments, if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(4)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING Solution 2015 Portfolio
Class I
12-31-12	10.69	0.25•	0.99	1.24	0.50	—	—	0.50	—	11.43	11.70	0.20	0.12	0.12	2.19	104,662	63
12-31-11	11.14	0.36•	(0.43)	(0.07)	0.38	—	—	0.38	—	10.69	(0.46)	0.12	0.12	0.12	3.38	81,565	74
12-31-10	10.25	0.32	0.83	1.15	0.26	—	—	0.26	—	11.14	11.49	0.12	0.12	0.12	3.03	75,820	61
12-31-09	8.78	0.25	1.70	1.95	0.39	0.09	—	0.48	—	10.25	22.70	0.12	0.12	0.12	2.68	65,252	60
12-31-08	12.44	0.34•	(3.57)	(3.23)	0.20	0.23	—	0.43	—	8.78	(26.71)	0.12	0.12	0.12	3.10	51,793	59
ING Solution 2020 Portfolio
Class I
12-31-12	10.86	0.21	1.12	1.33	0.13	0.21	—	0.34	—	11.85	12.22	45.36	0.12	0.12	1.81	4	72
10-03-11(5) - 12-31-11	10.00	0.09	0.77	0.86	—	—	—	—	—	10.86	8.60	0.12	0.12	0.12	3.81	3	15
ING Solution 2025 Portfolio
Class I
12-31-12	10.61	0.20•	1.25	1.45	0.33	—	—	0.33	—	11.73	13.83	0.20	0.12	0.12	1.75	191,144	65
12-31-11	11.21	0.28•	(0.62)	(0.34)	0.26	—	—	0.26	—	10.61	(2.92)	0.12	0.12	0.12	2.55	152,184	71
12-31-10	10.01	0.23	1.15	1.38	0.18	—	—	0.18	—	11.21	14.10	0.12	0.12	0.12	2.34	126,678	56
12-31-09	8.21	0.17	1.95	2.12	0.31	0.01	—	0.32	—	10.01	26.13	0.12	0.12	0.12	2.15	102,548	51
12-31-08	12.91	0.26•	(4.49)	(4.23)	0.16	0.31	—	0.47	—	8.21	(33.72)	0.12	0.12	0.12	2.41	72,518	62
ING Solution 2030 Portfolio
Class I
12-31-12	11.07	0.18	1.37	1.55	0.12	0.33	—	0.45	—	12.17	13.94	41.84	0.12	0.12	1.48	4	76
10-03-11(5) - 12-31-11	10.00	0.08	0.99	1.07	—	—	—	—	—	11.07	10.70	0.12	0.12	0.12	3.32	3	11
ING Solution 2035 Portfolio
Class I
12-31-12	10.69	0.16•	1.47	1.63	0.27	—	—	0.27	—	12.05	15.37	0.20	0.12	0.12	1.39	168,154	58
12-31-11	11.41	0.24•	(0.76)	(0.52)	0.20	—	—	0.20	—	10.69	(4.42)	0.12	0.12	0.12	2.10	140,503	71
12-31-10	10.09	0.20•	1.27	1.47	0.15	—	—	0.15	—	11.41	14.77	0.12	0.12	0.12	1.90	115,744	56
12-31-09	8.08	0.16•	2.13	2.29	0.27	0.01	—	0.28	—	10.09	28.68	0.12	0.12	0.12	1.82	85,142	46
12-31-08	13.38	0.21•	(4.99)	(4.78)	0.17	0.35	—	0.52	—	8.08	(36.85)	0.12	0.12	0.12	1.96	50,607	62
ING Solution 2040 Portfolio
Class I
12-31-12	11.24	0.14	1.58	1.72	0.10	0.34	—	0.44	—	12.52	15.34	44.45	0.12	0.12	1.16	4	64
10-03-11(5) - 12-31-11	10.00	0.07	1.17	1.24	—	—	—	—	—	11.24	12.40	0.12	0.12	0.12	2.75	3	10
See Accompanying Notes to Financial Highlights
148

FINANCIAL HIGHLIGHTS  (continued) Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments, if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(4)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING Solution 2045 Portfolio
Class I
12-31-12	10.76	0.11	1.58	1.69	0.24	—	—	0.24	—	12.21	15.81	0.20	0.12	0.12	1.11	124,166	50
12-31-11	11.51	0.21•	(0.80)	(0.59)	0.16	—	—	0.16	—	10.76	(5.02)	0.12	0.12	0.12	1.86	109,358	77
12-31-10	10.08	0.16•	1.38	1.54	0.11	—	—	0.11	—	11.51	15.51	0.12	0.12	0.12	1.59	88,176	40
12-31-09	8.00	0.13•	2.25	2.38	0.23	0.07	—	0.30	—	10.08	30.16	0.12	0.12	0.12	1.54	61,035	36
12-31-08	13.84	0.19•	(5.53)	(5.34)	0.14	0.36	—	0.50	—	8.00	(39.70)	0.12	0.12	0.12	1.71	33,161	57
ING Solution 2050 Portfolio
Class I
12-31-12	11.24	0.13	1.60	1.73	0.10	0.36	—	0.46	—	12.51	15.42	41.26	0.12	0.12	1.09	4	59
10-03-11(5) - 12-31-11	10.00	0.07	1.17	1.24	—	—	—	—	—	11.24	12.40	0.12	0.12	0.12	2.73	3	12
ING Solution 2055 Portfolio
Class I
12-31-12	10.74	0.14•	1.54	1.68	0.13	0.12	—	0.25	—	12.17	15.80	0.22	0.12	0.12	1.21	8,034	55
12-31-11	11.37	0.24•	(0.80)	(0.56)	0.04	0.03	—	0.07	—	10.74	(4.91)	0.12	0.12	0.12	2.16	4,746	81
03-08-10(5) - 12-31-10	10.02	0.18•	1.17	1.35	—	—	—	—	—	11.37	13.47	0.12	0.12	0.12	2.11	1,648	33

See Accompanying Notes to Financial Highlights
149

ACCOMPANYING NOTES TO FINANCIAL HIGHLIGHTS

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.

(3)	Expense ratios do not include expenses of underlying funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

(4)	Expense ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by an Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(5)	Commencement of operations.

•	Calculated using average number of shares outstanding throughout the period.

*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

150

TO OBTAIN MORE INFORMATION
You’ll find more information about the Portfolios in our:

ANNUAL/SEMI-ANNUAL SHAREHOLDER REPORTS
In the Portfolios’ annual/semi-annual shareholder reports, you will find a discussion of the recent market conditions and principal investment strategies that significantly affected the Portfolios’ performance during the last fiscal year, the financial statements and the independent registered public accounting firm’s reports (in the annual shareholder report only).

STATEMENT OF ADDITIONAL INFORMATION
The SAI contains more detailed information about the Portfolios. The SAI is legally part of this Prospectus (it is incorporated by reference). A copy has been filed with the SEC.

Please write, call or visit our website for a free copy of the current annual/semi-annual shareholder reports, the SAI, or other Portfolio information.

To make shareholder inquiries contact: The ING Funds 7337 East Doubletree Ranch Road, Suite 100
Scottsdale, AZ 85258-2034 1-800-262-3862 or visit our website at www.INGInvestment.com

This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC’s Public Reference Room in Washington, D.C. or call 202-551-8090 for information on the operation of the Public Reference Room. Otherwise, you may obtain the information for a fee, by contacting the SEC at:

U.S. Securities and Exchange Commission Public Reference Section
100 F Street, N.E.
Washington, D.C. 20549

or at the e-mail address: publicinfo@sec.gov

Or obtain the information at no cost by visiting the SEC’s Internet website at www.sec.gov.

When contacting the SEC, you will want to refer to the Portfolios’ SEC file number. The file number is as follows:

ING Partners, Inc.	811-8319
ING Solution Aggressive Portfolio
ING Solution Balanced Portfolio
ING Solution Conservative Portfolio
ING Solution Income Portfolio
ING Solution Moderately Aggressive Portfolio
ING Solution Moderately Conservative Portfolio
ING Solution 2015 Portfolio
ING Solution 2020 Portfolio
ING Solution 2025 Portfolio
ING Solution 2030 Portfolio
ING Solution 2035 Portfolio
ING Solution 2040 Portfolio
ING Solution 2045 Portfolio
ING Solution 2050 Portfolio
ING Solution 2055 Portfolio

PRO-IPISI (0413-043013)

Prospectus	April 30, 2013

  ING Solution Aggressive Portfolio S2/IAVTX

  ING Solution Balanced Portfolio S2/ISGTX

  ING Solution Conservative Portfolio S2/ICGTX

  ING Solution Income Portfolio S2/IJKBX

  ING Solution Moderately Aggressive Portfolio S2/IAGTX

  ING Solution Moderately Conservative Portfolio S2/ISPTX

  ING Solution 2015 Portfolio S2/ISPAX

  ING Solution 2020 Portfolio S2/ISNDX

  ING Solution 2025 Portfolio S2/ISPBX

  ING Solution 2030 Portfolio S2/ISNIX

  ING Solution 2035 Portfolio S2/ISPCX

  ING Solution 2040 Portfolio S2/ISNNX

  ING Solution 2045 Portfolio S2/ISPDX

  ING Solution 2050 Portfolio S2/ISNSX

  ING Solution 2055 Portfolio S2/ITSPX

Each Portfolio’s shares may be offered to insurance company separate accounts serving as investment options under variable annuity contracts and variable life insurance policies (“Variable Contracts”), qualified pension and retirement plans (“Qualified Plans”), custodial accounts, and certain investment advisers and their affiliates in connection with the creation or management of the Portfolios, other investment companies, and other permitted investors.
NOT ALL PORTFOLIOS MAY BE AVAILABLE IN ALL JURISDICTIONS, UNDER ALL VARIABLE CONTRACTS OR UNDER ALL QUALIFIED PLANS.
The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities nor has the SEC judged whether the information in this Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

INVESTMENTS

ING Solution Aggressive Portfolio

INVESTMENT OBJECTIVE

The Portfolio seeks growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO

The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

Annual Portfolio Operating Expenses
Expenses you pay each year as a % of the value of your investment

Class	S2
Management Fee	0.14%
Distribution and/or Shareholder Services (12b-1) Fees	0.50%
Administrative Services Fee	0.10%
Other Expenses[1]	0.20%
Acquired Fund Fees and Expenses[1]	0.79%
Total Annual Portfolio Operating Expenses[2]	1.73%
Waivers and Reimbursements[3]	(0.44)%
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	1.29%

1	Other Expenses and Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year.

2	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

3	The adviser is contractually obligated to limit expenses to 1.29% of Class S2 shares through May 1, 2015; the obligation does not extend to interest, taxes, brokerage commissions, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years. The distributor is contractually obligated to waive 0.10% of the distribution fee through May 1, 2014. There is no guarantee that the distribution fee waiver will continue after May 1, 2014. The distribution fee waiver will only renew if the distributor elects to renew it.

Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Yr	3 Yrs
S2	$131	443

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first two years of the three-year period.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Example, affect the Portfolio’s performance.

Since the Portfolio had not commenced operations as of December 31, 2012, there is no annual portfolio turnover rate information included.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio may invest up to 100% of its assets in a combination of Underlying Funds, which are actively managed funds or passively managed funds (index funds), that predominantly invest in equity securities of U.S. and foreign issuers.

The Target Allocations are measured with reference to the primary investment strategies of the Underlying Funds; actual exposure to equity securities and debt instruments will vary from the Target Allocations if an Underlying Fund is not substantially invested in accordance with its primary investment strategy. The Portfolio may periodically deviate from the Target Allocations based on an assessment of the current market conditions or other factors. Generally, the deviations fall within the range of +/- 10% relative to the current Target Allocations. The sub-adviser (“Sub-Adviser”) may determine, in light of market conditions or other factors, to deviate by a wider margin in order to protect the Portfolio, achieve its investment objective, or to take advantage of particular opportunities.

The Underlying Funds provide exposure to a wide range of traditional asset classes which include stocks, bonds, and cash and non-traditional asset classes (also known as alternative strategies) which include, but are not limited to, real estate, commodities, and floating rate loans.

Equity securities in which the Underlying Funds invest include, but are not limited to, domestic and international large-, mid-, and small-capitalization stocks (may be growth oriented, value oriented, or a blend); emerging market securities; domestic and international real estate stocks, including real estate investment trusts; and natural resource/commodity securities.

ING Solution Aggressive Portfolio	1

Debt instruments in which the Underlying Funds invest include, but are not limited to, domestic and international intermediate, long-term and short-term bonds; high-yield bonds commonly referred to as “junk bonds;” floating rate loans; and Treasury inflation protected securities.

The Portfolio may also invest in derivatives, including futures, and swaps (including interest rate swaps, total return swaps, and credit default swaps), to make tactical asset allocations, to seek to minimize risk, and to assist in managing cash.

The Portfolio may invest up to 20% of its total assets in exchange-traded funds.

The Portfolio may also allocate in the future to the following asset class: emerging markets debt instruments. There can be no assurance that this allocation will occur.

The Portfolio will be rebalanced periodically to return to the Target Allocation. The Target Allocation may be changed at any time by the Sub-Adviser.

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio, even near, at, or after the Target Date. There is no guarantee that the Portfolio will provide adequate income at and through your retirement or for any of your financial goals. The value of your investment in the Portfolio changes with the values of the Underlying Funds and their investments. Any of the following risks, among others, could affect the Portfolio’s or an Underlying Fund’s performance or cause the Portfolio or an Underlying Fund to lose money or to underperform market averages of other funds.

Asset Allocation   Assets will be allocated among Underlying Funds and markets based on judgments by the Adviser. There is a risk that the Portfolio may allocate assets to an Underlying Fund or asset class that underperforms other funds or asset classes.

Call   During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, an Underlying Fund would experience a decline in income.

Commodities   The operations and financial performance of companies in natural resources industries may be directly affected by commodity prices. This risk is exacerbated for those natural resources companies that own the underlying commodity.

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Credit   Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Credit Default Swaps   The Portfolio or an Underlying Fund may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the Portfolio or an Underlying Fund pays a fee to protect against the risk that a security held by the Portfolio or the Underlying Fund will default. As a seller of the swap, the Portfolio or an Underlying Fund receives payment(s) in return for its obligation to pay the counterparty the full national value of the security in the event of a default of the security issuer. As a seller of a swap, the Portfolio or an Underlying Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio or an Underlying Fund would be subject to investment exposure on the notional value of the swap. Credit default swaps are largely unregulated and susceptible to liquidity, credit, and counterparty risks.

Currency   To the extent that an Underlying Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio or an Underlying Fund and reduce its returns. Derivatives may not perform as expected, so the Portfolio or an Underlying Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio or an Underlying Fund to the risk of improper valuation.

Floating Rate Loans   The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans and many floating rate loans are subject to restrictions on resale.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Underlying Funds experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Foreign investment risks may be greater in developing and emerging markets than in developed markets. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

2	ING Solution Aggressive Portfolio

High-Yield Securities   Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Index Strategy   The index selected may underperform the overall market and an Underlying Fund might fail to track its target index. The correlation between an Underlying Fund and index performance may be affected by the Underlying Fund’s expenses and the timing of purchases and redemptions of the Underlying Fund’s shares. An Underlying Fund’s actual holdings might not match the Index and the Underlying Fund’s effective exposure to index securities at any given time may not equal 100%.

Inflation-Indexed Bonds   If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Interest Rate   With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase an Underlying Fund’s exposure to risks associated with rising interest rates.

Liquidity   If a security is illiquid, an Underlying Fund might be unable to sell the security at a time when the manager might wish to sell, and the security could have the effect of decreasing the overall level of an Underlying Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount an Underlying Fund could realize upon disposition. An Underlying Fund may make investments that become less liquid in response to market developments or adverse investor perception. An Underlying Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to an Underlying Fund.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which the Underlying Funds invest. Rather, the market could favor securities to which the Underlying Funds are not exposed or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Underlying Funds costs and impair the ability of the Underlying Funds to achieve its investment objectives.

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio or an Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio and a proportionate share of the expenses of each Underlying Fund.

Real Estate Companies and Real Estate Investment Trusts (“REITs”)   Investing in real estate companies and REITs may subject an Underlying Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.

Sovereign Debt   These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting

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sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

Because the Portfolio had not commenced operations as of the calendar year ended December 31, 2012, there is no annual performance information included.

PORTFOLIO MANAGEMENT

Investment Adviser	Sub-Adviser
Directed Services LLC	ING Investment Management Co. LLC

Portfolio Managers
Heather Hackett, CFA	Halvard Kvaale, CIMA
Portfolio Manager (since 04/13)	Portfolio Manager (since 04/13)
Paul Zemsky, CFA
Portfolio Manager (since 04/13)

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

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ING Solution Balanced Portfolio (formerly, ING Solution Growth Portfolio)

INVESTMENT OBJECTIVE

The Portfolio seeks to provide capital growth through a diversified asset allocation strategy.

FEES AND EXPENSES OF THE PORTFOLIO

The tables describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The tables do not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

On March 18, 2013, shareholders of the Portfolio were sent a proxy statement, which asked shareholders to approve a new fee structure (the “Amended Fee Structure”), which would modify the fees payable to the Adviser. Under the proposed Amended Fee Structure, the current Management Fee rate would continue to be charged with respect to assets invested in underlying funds in the ING Fund Complex (“Underlying Funds”), but a higher Management Fee rate would be charged on assets invested in other types of securities.

If the Amended Fee Structure is approved by shareholders, the fees you would pay if you buy and hold shares of the Portfolio will change. The current fee structure is reflected in Fee Table A below. The Amended Fee Structure is reflected below in Fee Table B. Similarly, if the Amended Fee Structure is approved, the expenses you pay as a shareholder of the Portfolio may change. An example intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds is also included below. Expense Example Table A shows an example based on the current fee structure. Expense Example Table B shows an example based on the Amended Fee Structure.

There is no guarantee that shareholders will approve the Amended Fee Structure, in which case the Portfolio will continue to operate under the current fee structure. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Portfolio’s website at www.INGFunds.com/vp/literature.

Fee Table A - Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class	S2
Management Fee	0.10%
Distribution and/or Shareholder Services (12b-1) Fees	0.50%
Administrative Services Fee	0.10%
Other Expenses	0.03%
Acquired Fund Fees and Expenses	0.69%
Total Annual Portfolio Operating Expenses[2]	1.42%
Waivers and Reimbursements[3]	(0.21)%
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	1.21%

1	The expense ratio has been adjusted to reflect current fees.

2	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

3	The adviser is contractually obligated to limit expenses to 0.52% of Class S2 shares through May 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years. The distributor is contractually obligated to waive 0.10% of the distribution fee through May 1, 2014. There is no guarantee that the distribution fee waiver will continue after May 1, 2014. The distribution fee waiver will only renew if the distributor elects to renew it.

Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Example Table A

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
S2	$123	429	756	1,684

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.

Fee Table B - Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class	S2
Management Fee[2]	0.14%
Distribution and/or Shareholder Services (12b-1) Fees	0.50%
Administrative Services Fee	0.10%
Other Expenses	0.03%
Acquired Fund Fees and Expenses	0.69%
Total Annual Portfolio Operating Expenses[3]	1.46%
Waivers and Reimbursements[4]	(0.26)%
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	1.20%

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1	The expense ratio has been adjusted to reflect current contractual rates.

2	Pending shareholder approval, the Portfolio’s Management Fee structure was changed to a “bifurcated fee” structure as follows: an annual rate of 0.10% of the Portfolio’s average daily net assets invested in Underlying Funds within the ING Funds complex, and 0.30% of the Portfolio’s average daily net assets invested in direct investments, which include, but are not limited to, exchange-traded funds, securities issued by non-investment company issuers, such as operating companies, and derivative instruments. The Management Fee reflected in the table is calculated based on an estimated investment of 20% of the Portfolio’s assets in direct investments.

3	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

4	The adviser is contractually obligated to limit expenses to 1.20% of Class S2 shares through at least May 1, 2018; the obligation does not extend to interest, taxes, brokerage commissions, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years. The distributor is contractually obligated to waive 0.10% of the distribution fee through May 1, 2014. There is no guarantee that the distribution fee waiver will continue after May 1, 2014. The distribution fee waiver will only renew if the distributor elects to renew it.

Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Example Table B

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
S2	$122	381	660	1,621

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-, three-, and five-year periods and the first five years of the ten-year period.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Example, affect the Portfolio’s performance.

During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 75% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests in a combination of Underlying Funds, which are actively managed funds or passively managed funds (index funds), that invest in U.S. stocks, international stocks, U.S. bonds, and other debt instruments and the Portfolio uses an asset allocation strategy designed for investors saving for retirement. The Portfolio’s current approximate target investment allocations (expressed as a percentage of its net assets) among the Underlying Funds are: 65% in equity securities; and 35% in debt instruments. As these are Target Allocations, the actual allocations of the Portfolios assets may deviate from the percentages shown.

The Target Allocations are measured with reference to the primary investment strategies of the Underlying Funds; actual exposure to equity securities and debt instruments will vary from the Target Allocations if an Underlying Fund is not substantially invested in accordance with its primary investment strategy. The Portfolio may periodically deviate from the Target Allocations based on an assessment of the current market conditions or other factors. Generally, the deviations fall within the range of +/- 10% relative to the current Target Allocations. The Portfolio may, in light of market conditions or other factors, deviate by a wider margin in order to protect the Portfolio, achieve its investment objective, or to take advantage of particular opportunities.

The Underlying Funds provide exposure to a wide range of traditional asset classes which include stocks, bonds, and cash and non-traditional asset classes (also known as alternative strategies) which include, but are not limited to, real estate, commodities, and floating rate loans.

Equity securities in which the Underlying Funds invest include, but are not limited to, domestic and international large-, mid-, and small-capitalization stocks (may be growth oriented, value oriented, or a blend); emerging market securities; domestic and international real estate stocks, including real estate investment trusts; and natural resource/commodity securities.

Debt instruments in which the Underlying Funds invest include, but are not limited to, domestic and international intermediate, long-term and short-term bonds; high-yield bonds commonly referred to as “junk bonds;” floating rate loans; and Treasury inflation protected securities.

The Portfolio may also invest in derivatives, including futures, and swaps (including interest rate swaps, total return swaps, and credit default swaps), to make tactical asset allocations, to seek to minimize risk, and to assist in managing cash.

The Portfolio may invest up to 20% of its total assets in exchange-traded funds.

The Portfolio may also allocate in the future to the following asset class: emerging markets debt instruments. There can be no assurance that this allocation will occur.

The Portfolio will be rebalanced periodically to return to the Target Allocation. The Target Allocation may be changed at any time by the Sub-Adviser.

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio. The value of your investment in the Portfolio changes with the values of the Underlying Funds and their investments. Any of the following risks, among others, could affect the Portfolio’s or an Underlying Fund’s performance or cause the Portfolio or an Underlying Fund to lose money or to underperform market averages of other funds.

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Asset Allocation   Assets will be allocated among Underlying Funds and markets based on judgments by the Adviser. There is a risk that the Portfolio may allocate assets to an Underlying Fund or asset class that underperforms other funds or asset classes.

Call   During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, an Underlying Fund would experience a decline in income.

Commodities   The operations and financial performance of companies in natural resources industries may be directly affected by commodity prices. This risk is exacerbated for those natural resources companies that own the underlying commodity.

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Credit   Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Credit Default Swaps   The Portfolio or an Underlying Fund may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the Portfolio or an Underlying Fund pays a fee to protect against the risk that a security held by the Portfolio or the Underlying Fund will default. As a seller of the swap, the Portfolio or an Underlying Fund receives payment(s) in return for its obligation to pay the counterparty the full national value of the security in the event of a default of the security issuer. As a seller of a swap, the Portfolio or an Underlying Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio or an Underlying Fund would be subject to investment exposure on the notional value of the swap. Credit default swaps are largely unregulated and susceptible to liquidity, credit, and counterparty risks.

Currency   To the extent that an Underlying Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio or an Underlying Fund and reduce its returns. Derivatives may not perform as expected, so the Portfolio or an Underlying Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio or an Underlying Fund to the risk of improper valuation.

Floating Rate Loans   The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans and many floating rate loans are subject to restrictions on resale.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Underlying Funds experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Foreign investment risks may be greater in developing and emerging markets than in developed markets. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

High-Yield Securities   Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Index Strategy   The index selected may underperform the overall market and an Underlying Fund might fail to track its target index. The correlation between an Underlying Fund and index performance may be affected by the Underlying Fund’s expenses and the timing of purchases and redemptions of the Underlying Fund’s shares. An Underlying Fund’s actual holdings might not match the Index and the Underlying Fund’s effective exposure to index securities at any given time may not equal 100%.

Inflation-Indexed Bonds   If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Interest Rate   With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, interest

ING Solution Balanced Portfolio	7

rates in the United States are at or near historic lows, which may increase an Underlying Fund’s exposure to risks associated with rising interest rates.

Liquidity   If a security is illiquid, an Underlying Fund might be unable to sell the security at a time when the manager might wish to sell, and the security could have the effect of decreasing the overall level of an Underlying Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount an Underlying Fund could realize upon disposition. An Underlying Fund may make investments that become less liquid in response to market developments or adverse investor perception. An Underlying Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to an Underlying Fund.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which the Underlying Funds invest. Rather, the market could favor securities to which the Underlying Funds are not exposed or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Underlying Funds costs and impair the ability of the Underlying Funds to achieve its investment objectives.

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio or an Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio and a proportionate share of the expenses of each Underlying Fund.

Real Estate Companies and Real Estate Investment Trusts (“REITs”)   Investing in real estate companies and REITs may subject an Underlying Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.

Sovereign Debt   These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio’s Class S2 shares’ and Class S shares’ performance from year to year, and the table compares the Portfolio’s Class S2 shares’ and Class S shares’ performance to the performance of a broad-based securities market index/indices for the same period. Class S shares’ performance has been adjusted to reflect the higher expenses of Class S2 shares. The Class S2 shares and Class S shares of the Portfolio would have substantially similar performance because they invest in the same portfolio of securities. However, Class S shares’ performance would be higher than Class S2 shares’ performance because of the higher expenses paid by Class S2 shares. The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment

8	ING Solution Balanced Portfolio

products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio’s past performance is no guarantee of future results.

The bar chart below shows the Portfolio’s adjusted Class S shares’ performance (2008-2010) and Class S2 shares’ performance (2011 - 2012).

Calendar Year Total Returns
(as of December 31 of each year)

Best quarter: 2nd, 2009, 15.56% and Worst quarter: 4th, 2008, (17.83)%

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs (or since inception)	10 Yrs (or since inception)	Inception Date
Class S2%		13.54	6.57	N/A	04/30/10
S&P Target Risk Growth Index[1]	%	11.72	7.47[2]	N/A	—
Class S (adjusted)%		13.54	1.05	0.62	07/02/07
S&P Target Risk Growth Index[1]	%	11.72	2.21	2.22[2]	—

1	The index returns do not reflect deductions for fees, expenses, or taxes.

2	Reflects index performance since the date closest to the Class’ inception for which data is available.

PORTFOLIO MANAGEMENT

On March 18, 2013, shareholders of the Portfolio were sent a proxy statement, which asked shareholders to approve the appointment of ING Investment Management Co., LLC as the Sub-Adviser to the Portfolio. If shareholders approve this proposal, ING Investment Management Co., LLC will become the Sub-Adviser to the Portfolio; however, the individuals listed as members of the Investment Committee will continue to be responsible for the day-to-day management of the Portfolio. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Portfolio’s website at www.INGFunds.com/vp/literature.

Investment Adviser
Directed Services LLC

Investment Committee
Heather Hackett, CFA	Halvard Kvaale, CIMA
Committee Member (since 08/09)	Committee Member (since 08/12)
Paul Zemsky, CFA
Committee Member (since 12/07)

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

ING Solution Balanced Portfolio	9

ING Solution Conservative Portfolio

INVESTMENT OBJECTIVE

The Portfolio seeks to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

FEES AND EXPENSES OF THE PORTFOLIO

The tables describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The tables do not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

On March 18, 2013, shareholders of the Portfolio were sent a proxy statement, which asked shareholders to approve a new fee structure (the “Amended Fee Structure”), which would modify the fees payable to the Adviser. Under the proposed Amended Fee Structure, the current Management Fee rate would continue to be charged with respect to assets invested in underlying funds in the ING Fund Complex (“Underlying Funds”), but a higher Management Fee rate would be charged on assets invested in other types of securities.

If the Amended Fee Structure is approved by shareholders, the fees you would pay if you buy and hold shares of the Portfolio will change. The current fee structure is reflected in Fee Table A below. The Amended Fee Structure is reflected below in Fee Table B. Similarly, if the Amended Fee Structure is approved, the expenses you pay as a shareholder of the Portfolio may change. An example intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds is also included below. Expense Example Table A shows an example based on the current fee structure. Expense Example Table B shows an example based on the Amended Fee Structure.

There is no guarantee that shareholders will approve the Amended Fee Structure, in which case the Portfolio will continue to operate under the current fee structure. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Portfolio’s website at www.INGFunds.com/vp/literature.

Fee Table A - Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class	S2
Management Fee	0.10%
Distribution and/or Shareholder Services (12b-1) Fees	0.50%
Administrative Services Fee	0.10%
Other Expenses	0.07%
Acquired Fund Fees and Expenses	0.56%
Total Annual Portfolio Operating Expenses[2]	1.33%
Waivers and Reimbursements[3]	(0.25)%
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	1.08%

1	The expense ratio has been adjusted to reflect current fees.

2	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

3	The adviser is contractually obligated to limit expenses to 0.52% of Class S2 shares through May 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years. The distributor is contractually obligated to waive 0.10% of the distribution fee through May 1, 2014. There is no guarantee that the distribution fee waiver will continue after May 1, 2014. The distribution fee waiver will only renew if the distributor elects to renew it.

Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Example Table A

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
S2	$110	397	705	1,580

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.

Fee Table B - Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class	S2
Management Fee[2]	0.14%
Distribution and/or Shareholder Services (12b-1) Fees	0.50%
Administrative Services Fee	0.10%
Other Expenses	0.07%
Acquired Fund Fees and Expenses	0.56%
Total Annual Portfolio Operating Expenses[3]	1.37%
Waivers and Reimbursements[4]	(0.31)%

10	ING Solution Conservative Portfolio

Class	S2
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	1.06%

1	The expense ratio has been adjusted to reflect current contractual rates.

2	Pending shareholder approval, the Portfolio’s Management Fee structure was changed to a “bifurcated fee” structure as follows: an annual rate of 0.10% of the Portfolio’s average daily net assets invested in Underlying Funds within the ING Funds complex, and 0.30% of the Portfolio’s average daily net assets invested in direct investments, which include, but are not limited to, exchange-traded funds, securities issued by non-investment company issuers, such as operating companies, and derivative instruments. The Management Fee reflected in the table is calculated based on an estimated investment of 20% of the Portfolio’s assets in direct investments.

3	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

4	The adviser is contractually obligated to limit expenses to 1.06% of Class S2 shares through at least May 1, 2018; the obligation does not extend to interest, taxes, brokerage commissions, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years. The distributor is contractually obligated to waive 0.10% of the distribution fee through May 1, 2014. There is no guarantee that the distribution fee waiver will continue after May 1, 2014. The distribution fee waiver will only renew if the distributor elects to renew it.

Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Example Table B

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
S2	$108	337	585	1,495

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-, three-, and five-year periods and the first five years of the ten-year period.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Example, affect the Portfolio’s performance.

During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 69% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests in a combination of Underlying Funds, which are actively managed funds or passively managed funds (index funds) that invest in U.S. stocks, international stocks, U.S. bonds, and other debt instruments and the Portfolio uses an asset allocation strategy designed for investors saving for retirement. The Portfolio’s current approximate target investment allocations (expressed as a percentage of its net assets) among the Underlying Funds are: 25% in equity securities; and 75% in debt instruments. As these are Target Allocations, the actual allocations of the Portfolio’s assets may deviate from the percentages shown.

The Target Allocations are measured with reference to the primary investment strategies of the Underlying Funds; actual exposure to equity securities and debt instruments will vary from the Target Allocations if an Underlying Fund is not substantially invested in accordance with its primary investment strategy. The Portfolio may periodically deviate from the Target Allocations based on an assessment of the current market conditions or other factors. Generally, the deviations fall within the range of +/- 10% relative to the current Target Allocations. The Portfolio may, in light of market conditions or other factors, deviate by a wider margin in order to protect the Portfolio, achieve its investment objective, or to take advantage of particular opportunities.

The Underlying Funds provide exposure to a wide range of traditional asset classes which include stocks, bonds, and cash and non-traditional asset classes (also known as alternative strategies) which include, but are not limited to, real estate, commodities, and floating rate loans.

Equity securities in which the Underlying Funds invest include, but are not limited to, domestic and international large-, mid-, and small-capitalization stocks (may be growth oriented, value oriented, or a blend); emerging market securities; domestic and international real estate stocks, including real estate investment trusts; and natural resource/commodity securities.

Debt instruments in which the Underlying Funds invest include, but are not limited to, domestic and international intermediate, long-term and short-term bonds; high-yield bonds commonly referred to as “junk bonds;” floating rate loans; and Treasury inflation protected securities.

The Portfolio may also invest in derivatives, including futures, and swaps (including interest rate swaps, total return swaps, and credit default swaps), to make tactical asset allocations, to seek to minimize risk, and to assist in managing cash.

The Portfolio may invest up to 20% of its total assets in exchange-traded funds.

The Portfolio may also allocate in the future to the following asset class: emerging markets debt instruments. There can be no assurance that this allocation will occur.

The Portfolio will be rebalanced periodically to return to the Target Allocation. The Target Allocation may be changed at any time by the Sub-Adviser.

ING Solution Conservative Portfolio	11

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio. The value of your investment in the Portfolio changes with the values of the Underlying Funds and their investments. Any of the following risks, among others, could affect the Portfolio’s or an Underlying Fund’s performance or cause the Portfolio or an Underlying Fund to lose money or to underperform market averages of other funds.

Asset Allocation   Assets will be allocated among Underlying Funds and markets based on judgments by the Adviser. There is a risk that the Portfolio may allocate assets to an Underlying Fund or asset class that underperforms other funds or asset classes.

Call   During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, an Underlying Fund would experience a decline in income.

Commodities   The operations and financial performance of companies in natural resources industries may be directly affected by commodity prices. This risk is exacerbated for those natural resources companies that own the underlying commodity.

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Credit   Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Credit Default Swaps   The Portfolio or an Underlying Fund may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the Portfolio or an Underlying Fund pays a fee to protect against the risk that a security held by the Portfolio or the Underlying Fund will default. As a seller of the swap, the Portfolio or an Underlying Fund receives payment(s) in return for its obligation to pay the counterparty the full national value of the security in the event of a default of the security issuer. As a seller of a swap, the Portfolio or an Underlying Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio or an Underlying Fund would be subject to investment exposure on the notional value of the swap. Credit default swaps are largely unregulated and susceptible to liquidity, credit, and counterparty risks.

Currency   To the extent that an Underlying Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio or an Underlying Fund and reduce its returns. Derivatives may not perform as expected, so the Portfolio or an Underlying Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio or an Underlying Fund to the risk of improper valuation.

Floating Rate Loans   The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans and many floating rate loans are subject to restrictions on resale.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Underlying Funds experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Foreign investment risks may be greater in developing and emerging markets than in developed markets. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

High-Yield Securities   Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Index Strategy   The index selected may underperform the overall market and an Underlying Fund might fail to track its target index. The correlation between an Underlying Fund and index performance may be affected by the Underlying Fund’s expenses and the timing of purchases and redemptions of the Underlying Fund’s shares. An Underlying Fund’s actual holdings might not match the Index and the Underlying Fund’s effective exposure to index securities at any given time may not equal 100%.

Inflation-Indexed Bonds   If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

12	ING Solution Conservative Portfolio

Interest Rate   With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase an Underlying Fund’s exposure to risks associated with rising interest rates.

Liquidity   If a security is illiquid, an Underlying Fund might be unable to sell the security at a time when the manager might wish to sell, and the security could have the effect of decreasing the overall level of an Underlying Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount an Underlying Fund could realize upon disposition. An Underlying Fund may make investments that become less liquid in response to market developments or adverse investor perception. An Underlying Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to an Underlying Fund.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which the Underlying Funds invest. Rather, the market could favor securities to which the Underlying Funds are not exposed or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Underlying Funds costs and impair the ability of the Underlying Funds to achieve its investment objectives.

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio or an Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio and a proportionate share of the expenses of each Underlying Fund.

Real Estate Companies and Real Estate Investment Trusts (“REITs”)   Investing in real estate companies and REITs may subject an Underlying Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.

Sovereign Debt   These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio’s Class S2 shares’ performance from year to year, and the table compares the Portfolio’s Class S2 shares’ performance to the performance of a broad-based securities market index/indices for the same period. The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment

ING Solution Conservative Portfolio	13

products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio’s past performance is no guarantee of future results.

Calendar Year Total Returns
(as of December 31 of each year)

Best quarter: 1st, 2012, 5.83% and Worst quarter: 3rd, 2011, (6.95)%

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs (or since inception)	10 Yrs	Inception Date
Class S2%		10.23	5.74	N/A	04/30/10
S&P Target Risk Conservative Index[1]	%	6.86	5.87[2]	N/A	—

1	The index returns do not reflect deductions for fees, expenses, or taxes.

2	Reflects index performance since the date closest to the Class’ inception for which data is available.

PORTFOLIO MANAGEMENT

On March 18, 2013, shareholders of the Portfolio were sent a proxy statement, which asked shareholders to approve the appointment of ING Investment Management Co., LLC as the Sub-Adviser to the Portfolio. If shareholders approve this proposal, ING Investment Management Co., LLC will become the Sub-Adviser to the Portfolio; however, the individuals listed as members of the Investment Committee will continue to be responsible for the day-to-day management of the Portfolio. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Portfolio’s website at www.INGFunds.com/vp/literature.

Investment Adviser
Directed Services LLC

Investment Committee
Heather Hackett, CFA	Halvard Kvaale, CIMA
Committee Member (since 04/10)	Committee Member (since 08/12)
Paul Zemsky, CFA
Committee Member (since 04/10)

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

14	ING Solution Conservative Portfolio

ING Solution Income Portfolio

INVESTMENT OBJECTIVE

The Portfolio seeks to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

FEES AND EXPENSES OF THE PORTFOLIO

The tables describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The tables do not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

On March 18, 2013, shareholders of the Portfolio were sent a proxy statement, which asked shareholders to approve a new fee structure (the “Amended Fee Structure”), which would modify the fees payable to the Adviser. Under the proposed Amended Fee Structure, the current Management Fee rate would continue to be charged with respect to assets invested in underlying funds in the ING Fund Complex (“Underlying Funds”), but a higher Management Fee rate would be charged on assets invested in other types of securities.

If the Amended Fee Structure is approved by shareholders, the fees you would pay if you buy and hold shares of the Portfolio will change. The current fee structure is reflected in Fee Table A below. The Amended Fee Structure is reflected below in Fee Table B. Similarly, if the Amended Fee Structure is approved, the expenses you pay as a shareholder of the Portfolio may change. An example intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds is also included below. Expense Example Table A shows an example based on the current fee structure. Expense Example Table B shows an example based on the Amended Fee Structure.

There is no guarantee that shareholders will approve the Amended Fee Structure, in which case the Portfolio will continue to operate under the current fee structure. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Portfolio’s website at www.INGFunds.com/vp/literature.

Fee Table A - Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class	S2
Management Fee	0.10%
Distribution and/or Shareholder Services (12b-1) Fees	0.50%
Administrative Services Fee	0.10%
Other Expenses	0.02%
Acquired Fund Fees and Expenses	0.57%
Total Annual Portfolio Operating Expenses[2]	1.29%
Waivers and Reimbursements[3]	(0.20)%
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	1.09%

1	The expense ratio has been adjusted to reflect current fees.

2	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

3	The adviser is contractually obligated to limit expenses to 0.52% of Class S2 shares through May 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years. The distributor is contractually obligated to waive 0.10% of the distribution fee through May 1, 2014. There is no guarantee that the distribution fee waiver will continue after May 1, 2014. The distribution fee waiver will only renew if the distributor elects to renew it.

Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Example Table A

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
S2	$111	389	688	1,539

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.

Fee Table B - Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class	S2
Management Fee[2]	0.14%
Distribution and/or Shareholder Services (12b-1) Fees	0.50%
Administrative Services Fee	0.10%
Other Expenses	0.02%
Acquired Fund Fees and Expenses	0.57%
Total Annual Portfolio Operating Expenses[3]	1.33%
Waivers and Reimbursements[4]	(0.25)%

ING Solution Income Portfolio	15

Class	S2
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	1.08%

1	The expense ratio has been adjusted to reflect current contractual rates.

2	Pending shareholder approval, the Portfolio’s Management Fee structure was changed to a “bifurcated fee” structure as follows: an annual rate of 0.10% of the Portfolio’s average daily net assets invested in Underlying Funds within the ING Funds complex, and 0.30% of the Portfolio’s average daily net assets invested in direct investments, which include, but are not limited to, exchange-traded funds, securities issued by non-investment company issuers, such as operating companies, and derivative instruments. The Management Fee reflected in the table is calculated based on an estimated investment of 20% of the Portfolio’s assets in direct investments.

3	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

4	The adviser is contractually obligated to limit expenses to 1.08% of Class S2 shares through at least May 1, 2018; the obligation does not extend to interest, taxes, brokerage commissions, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years. The distributor is contractually obligated to waive 0.10% of the distribution fee through May 1, 2014. There is no guarantee that the distribution fee waiver will continue after May 1, 2014. The distribution fee waiver will only renew if the distributor elects to renew it.

Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Example Table B

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
S2	$110	343	595	1,479

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-, three-, and five-year periods and the first five years of the ten-year period.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Example, affect the Portfolio’s performance.

During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 71% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests in a combination of Underlying Funds, which are actively managed funds or passively managed funds (index funds), that invest in U.S. stocks, international stocks, U.S. bonds, and other debt instruments and the Portfolio uses an asset allocation strategy designed for investors expecting to retire soon or are already retired. The Portfolio’s current approximate target investment allocations (expressed as a percentage of its net assets) among the Underlying Funds are: 35% in equity securities; and 65% in debt instruments. As these are Target Allocations, the actual allocations of the Portfolio’s assets may deviate from the percentages shown.

The Target Allocations are measured with reference to the primary investment strategies of the Underlying Funds; actual exposure to equity securities and debt instruments will vary from the Target Allocations if an Underlying Fund is not substantially invested in accordance with its primary investment strategy. The Portfolio may periodically deviate from the Target Allocations based on an assessment of the current market conditions or other factors. Generally, the deviations fall within the range of +/- 10% relative to the current Target Allocations. The Portfolio may, in light of market conditions or other factors, deviate by a wider margin in order to protect the Portfolio, achieve its investment objective, or to take advantage of particular opportunities.

The Underlying Funds provide exposure to a wide range of traditional asset classes which include stocks, bonds, and cash and non-traditional asset classes (also known as alternative strategies) which include, but are not limited to, real estate, commodities, and floating rate loans.

Equity securities in which the Underlying Funds invest include, but are not limited to, domestic and international large-, mid-, and small-capitalization stocks (may be growth oriented, value oriented, or a blend); emerging market securities; domestic and international real estate stocks, including real estate investment trusts; and natural resource/commodity securities.

Debt instruments in which the Underlying Funds invest include, but are not limited to, domestic and international intermediate, long-term and short-term bonds; high-yield bonds commonly referred to as “junk bonds;” floating rate loans; and Treasury inflation protected securities.

The Portfolio may also invest in derivatives, including futures, and swaps (including interest rate swaps, total return swaps, and credit default swaps), to make tactical asset allocations, to seek to minimize risk, and to assist in managing cash.

The Portfolio may invest up to 20% of its total assets in exchange-traded funds.

The Portfolio may also allocate in the future to the following asset class: emerging markets debt instruments. There can be no assurance that this allocation will occur.

The Portfolio will be rebalanced periodically to return to the Target Allocation. The Target Allocation may be changed at any time by the Sub-Adviser.

16	ING Solution Income Portfolio

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio. The value of your investment in the Portfolio changes with the values of the Underlying Funds and their investments. Any of the following risks, among others, could affect the Portfolio’s or an Underlying Fund’s performance or cause the Portfolio or an Underlying Fund to lose money or to underperform market averages of other funds.

Asset Allocation   Assets will be allocated among Underlying Funds and markets based on judgments by the Adviser. There is a risk that the Portfolio may allocate assets to an Underlying Fund or asset class that underperforms other funds or asset classes.

Call   During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, an Underlying Fund would experience a decline in income.

Commodities   The operations and financial performance of companies in natural resources industries may be directly affected by commodity prices. This risk is exacerbated for those natural resources companies that own the underlying commodity.

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Credit   Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Credit Default Swaps   The Portfolio or an Underlying Fund may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the Portfolio or an Underlying Fund pays a fee to protect against the risk that a security held by the Portfolio or the Underlying Fund will default. As a seller of the swap, the Portfolio or an Underlying Fund receives payment(s) in return for its obligation to pay the counterparty the full national value of the security in the event of a default of the security issuer. As a seller of a swap, the Portfolio or an Underlying Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio or an Underlying Fund would be subject to investment exposure on the notional value of the swap. Credit default swaps are largely unregulated and susceptible to liquidity, credit, and counterparty risks.

Currency   To the extent that an Underlying Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio or an Underlying Fund and reduce its returns. Derivatives may not perform as expected, so the Portfolio or an Underlying Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio or an Underlying Fund to the risk of improper valuation.

Floating Rate Loans   The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans and many floating rate loans are subject to restrictions on resale.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Underlying Funds experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Foreign investment risks may be greater in developing and emerging markets than in developed markets. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

High-Yield Securities   Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Index Strategy   The index selected may underperform the overall market and an Underlying Fund might fail to track its target index. The correlation between an Underlying Fund and index performance may be affected by the Underlying Fund’s expenses and the timing of purchases and redemptions of the Underlying Fund’s shares. An Underlying Fund’s actual holdings might not match the Index and the Underlying Fund’s effective exposure to index securities at any given time may not equal 100%.

Inflation-Indexed Bonds   If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

ING Solution Income Portfolio	17

Interest Rate   With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase an Underlying Fund’s exposure to risks associated with rising interest rates.

Liquidity   If a security is illiquid, an Underlying Fund might be unable to sell the security at a time when the manager might wish to sell, and the security could have the effect of decreasing the overall level of an Underlying Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount an Underlying Fund could realize upon disposition. An Underlying Fund may make investments that become less liquid in response to market developments or adverse investor perception. An Underlying Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to an Underlying Fund.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which the Underlying Funds invest. Rather, the market could favor securities to which the Underlying Funds are not exposed or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Underlying Funds costs and impair the ability of the Underlying Funds to achieve its investment objectives.

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio or an Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio and a proportionate share of the expenses of each Underlying Fund.

Real Estate Companies and Real Estate Investment Trusts (“REITs”)   Investing in real estate companies and REITs may subject an Underlying Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.

Sovereign Debt   These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio’s Class S2 shares’ and Class S shares’ performance from year to year, and the table compares the Portfolio’s Class S2 shares’ and Class S shares’ performance to the performance of a broad-based securities market index/indices for the same period. Class S shares’ performance has been adjusted to reflect the higher expenses of Class S2 shares. The Class S2 shares and Class S shares of the Portfolio would have substantially similar performance because they invest in the same portfolio of securities. However, Class S shares’ performance would be higher than Class S2 shares’ performance because of the higher expenses paid by Class S2 shares. The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns

18	ING Solution Income Portfolio

table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio’s past performance is no guarantee of future results.

The bar chart below shows the Portfolio’s adjusted Class S shares’ performance (2006-2009) and Class S2 shares’ performance (2010-2012).

Calendar Year Total Returns
(as of December 31 of each year)

Best quarter: 2nd, 2009, 9.95% and Worst quarter: 4th, 2008, (9.51)%

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs (or since inception)	10 Yrs (or since inception)	Inception Date
Class S2%		9.62	8.97	N/A	05/28/09
S&P Target Date Retirement Income Index[1]	%	7.78	8.77[2]	N/A	—
Russell 3000® Index[1]	%	16.42	15.94[2]	N/A	—
MSCI EAFE® Index[3]	%	17.32	8.69[2]	N/A	—
BCAB Index[1]	%	4.21	6.46[2]	N/A	—
Class S (adjusted)%		9.60	3.20	4.15	04/29/05
S&P Target Date Retirement Income Index[1]	%	7.78	3.63	4.99[2]	—
Russell 3000® Index[1]	%	16.42	2.04	5.37[2]	—
MSCI EAFE® Index[3]	%	17.32	(3.69)	4.05[2]	—
BCAB Index[1]	%	4.21	5.95	5.54[2]	—

1	The index returns do not reflect deductions for fees, expenses, or taxes.

2	Reflects index performance since the date closest to the Class’ inception for which data is available.

3	The index returns include the reinvestment of dividends and distributions net of withholding taxes, but do not reflect fees, brokerage commissions, or other expenses.

PORTFOLIO MANAGEMENT

On March 18, 2013, shareholders of the Portfolio were sent a proxy statement, which asked shareholders to approve the appointment of ING Investment Management Co., LLC as the Sub-Adviser to the Portfolio. If shareholders approve this proposal, ING Investment Management Co., LLC will become the Sub-Adviser to the Portfolio; however, the individuals listed as members of the Investment Committee will continue to be responsible for the day-to-day management of the Portfolio. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Portfolio’s website at www.INGFunds.com/vp/literature.

Investment Adviser
Directed Services LLC

Investment Committee
Heather Hackett, CFA	Halvard Kvaale, CIMA
Committee Member (since 08/09)	Committee Member (since 08/12)
Paul Zemsky, CFA
Committee Member (since 12/07)

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

ING Solution Income Portfolio	19

ING Solution Moderately Aggressive Portfolio (formerly, ING Solution Aggressive Growth Portfolio)

INVESTMENT OBJECTIVE

The Portfolio seeks to provide capital growth through a diversified asset allocation strategy.

FEES AND EXPENSES OF THE PORTFOLIO

The tables describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The tables do not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

On March 18, 2013, shareholders of the Portfolio were sent a proxy statement, which asked shareholders to approve a new fee structure (the “Amended Fee Structure”), which would modify the fees payable to the Adviser. Under the proposed Amended Fee Structure, the current Management Fee rate would continue to be charged with respect to assets invested in underlying funds in the ING Fund Complex (“Underlying Funds”), but a higher Management Fee rate would be charged on assets invested in other types of securities.

If the Amended Fee Structure is approved by shareholders, the fees you would pay if you buy and hold shares of the Portfolio will change. The current fee structure is reflected in Fee Table A below. The Amended Fee Structure is reflected below in Fee Table B. Similarly, if the Amended Fee Structure is approved, the expenses you pay as a shareholder of the Portfolio may change. An example intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds is also included below. Expense Example Table A shows an example based on the current fee structure. Expense Example Table B shows an example based on the Amended Fee Structure.

There is no guarantee that shareholders will approve the Amended Fee Structure, in which case the Portfolio will continue to operate under the current fee structure. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Portfolio’s website at www.INGFunds.com/vp/literature.

Fee Table A - Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class	S2
Management Fee	0.10%
Distribution and/or Shareholder Services (12b-1) Fees	0.50%
Administrative Services Fee	0.10%
Other Expenses	0.05%
Acquired Fund Fees and Expenses	0.76%
Total Annual Portfolio Operating Expenses[2]	1.51%
Waivers and Reimbursements[3]	(0.23)%
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	1.28%

1	The expense ratio has been adjusted to reflect current fees.

2	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

3	The adviser is contractually obligated to limit expenses to 0.52% of Class S2 shares through May 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years. The distributor is contractually obligated to waive 0.10% of the distribution fee through May 1, 2014. There is no guarantee that the distribution fee waiver will continue after May 1, 2014. The distribution fee waiver will only renew if the distributor elects to renew it.

Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Example Table A

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
S2	$130	455	802	1,782

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.

Fee Table B - Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class	S2
Management Fee[2]	0.14%
Distribution and/or Shareholder Services (12b-1) Fees	0.50%
Administrative Services Fee	0.10%
Other Expenses	0.05%
Acquired Fund Fees and Expenses	0.76%
Total Annual Portfolio Operating Expenses[3]	1.55%
Waivers and Reimbursements[4]	(0.27)%
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	1.28%

20	ING Solution Moderately Aggressive Portfolio

1	The expense ratio has been adjusted to reflect current contractual rates.

2	Pending shareholder approval, the Portfolio’s Management Fee structure was changed to a “bifurcated fee” structure as follows: an annual rate of 0.10% of the Portfolio’s average daily net assets invested in Underlying Funds within the ING Funds complex, and 0.30% of the Portfolio’s average daily net assets invested in direct investments, which include, but are not limited to, exchange-traded funds, securities issued by non-investment company issuers, such as operating companies, and derivative instruments. The Management Fee reflected in the table is calculated based on an estimated investment of 20% of the Portfolio’s assets in direct investments.

3	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

4	The adviser is contractually obligated to limit expenses to 1.28% of Class S2 shares through at least May 1, 2018; the obligation does not extend to interest, taxes, brokerage commissions, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years. The distributor is contractually obligated to waive 0.10% of the distribution fee through May 1, 2014. There is no guarantee that the distribution fee waiver will continue after May 1, 2014. The distribution fee waiver will only renew if the distributor elects to renew it.

Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Example Table B

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
S2	$130	406	702	1,716

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-, three-, and five-year periods and the first five years of the ten-year period.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Example, affect the Portfolio’s performance.

During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 70% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests in a combination of Underlying Funds, which are actively managed funds or passively managed funds (index funds) that invest in U.S. stocks, international stocks, U.S. bonds, and other debt instruments and the Portfolio uses an asset allocation strategy designed for investors saving for retirement. The Portfolio’s current approximate target investment allocations (expressed as a percentage of its net assets) among the Underlying Funds are: 85% in equity securities; and 15% in debt instruments. As these are Target Allocations, the actual allocations of the Portfolio’s assets may deviate from the percentages shown.

The Target Allocations are measured with reference to the primary investment strategies of the Underlying Funds; actual exposure to equity securities and debt instruments will vary from the Target Allocations if an Underlying Fund is not substantially invested in accordance with its primary investment strategy. The Portfolio may periodically deviate from the Target Allocations based on an assessment of the current market conditions or other factors. Generally, the deviations fall within the range of +/- 10% relative to the current Target Allocations. The Portfolio may, in light of market conditions or other factors, deviate by a wider margin in order to protect the Portfolio, achieve its investment objective, or to take advantage of particular opportunities.

The Underlying Funds provide exposure to a wide range of traditional asset classes which include stocks, bonds, and cash and non-traditional asset classes (also known as alternative strategies) which include, but are not limited to, real estate, commodities, and floating rate loans.

Equity securities in which the Underlying Funds invest include, but are not limited to, domestic and international large-, mid-, and small-capitalization stocks (may be growth oriented, value oriented, or a blend); emerging market securities; domestic and international real estate stocks, including real estate investment trusts; and natural resource/commodity securities.

Debt instruments in which the Underlying Funds invest include, but are not limited to, domestic and international intermediate, long-term and short-term bonds; high-yield bonds commonly referred to as “junk bonds;” floating rate loans; and Treasury inflation protected securities.

The Portfolio may also invest in derivatives, including futures, and swaps (including interest rate swaps, total return swaps, and credit default swaps), to make tactical asset allocations, to seek to minimize risk, and to assist in managing cash.

The Portfolio may invest up to 20% of its total assets in exchange-traded funds.

The Portfolio may also allocate in the future to the following asset class: emerging markets debt instruments. There can be no assurance that this allocation will occur.

The Portfolio will be rebalanced periodically to return to the Target Allocation. The Target Allocation may be changed at any time by the Sub-Adviser.

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio. The value of your investment in the Portfolio changes with the values of the Underlying Funds and their investments. Any of the following risks, among others, could affect the Portfolio’s or an Underlying Fund’s performance or cause the Portfolio or an Underlying Fund to lose money or to underperform market averages of other funds.

ING Solution Moderately Aggressive Portfolio	21

Asset Allocation   Assets will be allocated among Underlying Funds and markets based on judgments by the Adviser. There is a risk that the Portfolio may allocate assets to an Underlying Fund or asset class that underperforms other funds or asset classes.

Call   During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, an Underlying Fund would experience a decline in income.

Commodities   The operations and financial performance of companies in natural resources industries may be directly affected by commodity prices. This risk is exacerbated for those natural resources companies that own the underlying commodity.

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Credit   Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Credit Default Swaps   The Portfolio or an Underlying Fund may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the Portfolio or an Underlying Fund pays a fee to protect against the risk that a security held by the Portfolio or the Underlying Fund will default. As a seller of the swap, the Portfolio or an Underlying Fund receives payment(s) in return for its obligation to pay the counterparty the full national value of the security in the event of a default of the security issuer. As a seller of a swap, the Portfolio or an Underlying Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio or an Underlying Fund would be subject to investment exposure on the notional value of the swap. Credit default swaps are largely unregulated and susceptible to liquidity, credit, and counterparty risks.

Currency   To the extent that an Underlying Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio or an Underlying Fund and reduce its returns. Derivatives may not perform as expected, so the Portfolio or an Underlying Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio or an Underlying Fund to the risk of improper valuation.

Floating Rate Loans   The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans and many floating rate loans are subject to restrictions on resale.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Underlying Funds experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Foreign investment risks may be greater in developing and emerging markets than in developed markets. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

High-Yield Securities   Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Index Strategy   The index selected may underperform the overall market and an Underlying Fund might fail to track its target index. The correlation between an Underlying Fund and index performance may be affected by the Underlying Fund’s expenses and the timing of purchases and redemptions of the Underlying Fund’s shares. An Underlying Fund’s actual holdings might not match the Index and the Underlying Fund’s effective exposure to index securities at any given time may not equal 100%.

Inflation-Indexed Bonds   If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Interest Rate   With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, interest

22	ING Solution Moderately Aggressive Portfolio

rates in the United States are at or near historic lows, which may increase an Underlying Fund’s exposure to risks associated with rising interest rates.

Liquidity   If a security is illiquid, an Underlying Fund might be unable to sell the security at a time when the manager might wish to sell, and the security could have the effect of decreasing the overall level of an Underlying Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount an Underlying Fund could realize upon disposition. An Underlying Fund may make investments that become less liquid in response to market developments or adverse investor perception. An Underlying Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to an Underlying Fund.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which the Underlying Funds invest. Rather, the market could favor securities to which the Underlying Funds are not exposed or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Underlying Funds costs and impair the ability of the Underlying Funds to achieve its investment objectives.

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio or an Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio and a proportionate share of the expenses of each Underlying Fund.

Real Estate Companies and Real Estate Investment Trusts (“REITs”)   Investing in real estate companies and REITs may subject an Underlying Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.

Sovereign Debt   These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio’s Class S2 shares’ performance from year to year, and the table compares the Portfolio’s Class S2 shares’ performance to the performance of a broad-based securities market index/indices for the same period. The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio’s past performance is no guarantee of future results.

ING Solution Moderately Aggressive Portfolio	23

Calendar Year Total Returns
(as of December 31 of each year)

Best quarter: 1st, 2012, 11.94% and Worst quarter: 3rd, 2011, (16.48)%

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs (or since inception)	10 Yrs	Inception Date
Class S2%		15.18	6.79	N/A	04/30/10
S&P Target Risk Aggressive Index[1]	%	15.47	8.72[2]	N/A	—

1	The index returns do not reflect deductions for fees, expenses, or taxes.

2	Reflects index performance since the date closest to the Class’ inception for which data is available.

PORTFOLIO MANAGEMENT

On March 18, 2013, shareholders of the Portfolio were sent a proxy statement, which asked shareholders to approve the appointment of ING Investment Management Co., LLC as the Sub-Adviser to the Portfolio. If shareholders approve this proposal, ING Investment Management Co., LLC will become the Sub-Adviser to the Portfolio; however, the individuals listed as members of the Investment Committee will continue to be responsible for the day-to-day management of the Portfolio. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Portfolio’s website at www.INGFunds.com/vp/literature.

Investment Adviser
Directed Services LLC

Investment Committee
Heather Hackett, CFA	Halvard Kvaale, CIMA
Committee Member (since 04/10)	Committee Member (since 08/12)
Paul Zemsky, CFA
Committee Member (since 04/10)

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

24	ING Solution Moderately Aggressive Portfolio

ING Solution Moderately Conservative Portfolio (formerly, ING Solution Moderate Portfolio)

INVESTMENT OBJECTIVE

The Portfolio seeks to provide a combination of total return and stability of principal through a diversified asset allocation strategy.

FEES AND EXPENSES OF THE PORTFOLIO

The tables describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The tables do not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

On March 18, 2013, shareholders of the Portfolio were sent a proxy statement, which asked shareholders to approve a new fee structure (the “Amended Fee Structure”), which would modify the fees payable to the Adviser. Under the proposed Amended Fee Structure, the current Management Fee rate would continue to be charged with respect to assets invested in underlying funds in the ING Fund Complex (“Underlying Funds”), but a higher Management Fee rate would be charged on assets invested in other types of securities.

If the Amended Fee Structure is approved by shareholders, the fees you would pay if you buy and hold shares of the Portfolio will change. The current fee structure is reflected in Fee Table A below. The Amended Fee Structure is reflected below in Fee Table B. Similarly, if the Amended Fee Structure is approved, the expenses you pay as a shareholder of the Portfolio may change. An example intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds is also included below. Expense Example Table A shows an example based on the current fee structure. Expense Example Table B shows an example based on the Amended Fee Structure.

There is no guarantee that shareholders will approve the Amended Fee Structure, in which case the Portfolio will continue to operate under the current fee structure. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Portfolio’s website at www.INGFunds.com/vp/literature.

Fee Table A - Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class	S2
Management Fee	0.10%
Distribution and/or Shareholder Services (12b-1) Fees	0.50%
Administrative Services Fee	0.10%
Other Expenses	0.02%
Acquired Fund Fees and Expenses	0.62%
Total Annual Portfolio Operating Expenses[2]	1.34%
Waivers and Reimbursements[3]	(0.20)%
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	1.14%

1	The expense ratio has been adjusted to reflect current fees.

2	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

3	The adviser is contractually obligated to limit expenses to 0.52% of Class S2 shares through May 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years. The distributor is contractually obligated to waive 0.10% of the distribution fee through May 1, 2014. There is no guarantee that the distribution fee waiver will continue after May 1, 2014. The distribution fee waiver will only renew if the distributor elects to renew it.

Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Example Table A

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
S2	$116	405	715	1,595

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.

Fee Table B - Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class	S2
Management Fee[2]	0.14%
Distribution and/or Shareholder Services (12b-1) Fees	0.50%
Administrative Services Fee	0.10%
Other Expenses	0.02%
Acquired Fund Fees and Expenses	0.62%
Total Annual Portfolio Operating Expenses[3]	1.38%
Waivers and Reimbursements[4]	(0.24)%
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	1.14%

ING Solution Moderately Conservative Portfolio	25

1	The expense ratio has been adjusted to reflect current contractual rates.

2	Pending shareholder approval, the Portfolio’s Management Fee structure was changed to a “bifurcated fee” structure as follows: an annual rate of 0.10% of the Portfolio’s average daily net assets invested in Underlying Funds within the ING Funds complex, and 0.30% of the Portfolio’s average daily net assets invested in direct investments, which include, but are not limited to, exchange-traded funds, securities issued by non-investment company issuers, such as operating companies, and derivative instruments. The Management Fee reflected in the table is calculated based on an estimated investment of 20% of the Portfolio’s assets in direct investments.

3	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

4	The adviser is contractually obligated to limit expenses to 1.14% of Class S2 shares through at least May 1, 2018; the obligation does not extend to interest, taxes, brokerage commissions, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years. The distributor is contractually obligated to waive 0.10% of the distribution fee through May 1, 2014. There is no guarantee that the distribution fee waiver will continue after May 1, 2014. The distribution fee waiver will only renew if the distributor elects to renew it.

Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Example Table B

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
S2	$116	362	628	1,540

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-, three-, and five-year periods and the first five years of the ten-year period.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Example, affect the Portfolio’s performance.

During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 85% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests in a combination of Underlying Funds, which are actively managed funds or passively managed funds (index funds), that invest in U.S. stocks, international stocks, U.S. bonds, and other debt instruments and the Portfolio uses an asset allocation strategy designed for investors saving for retirement. The Portfolio’s current approximate target investment allocations (expressed as a percentage of its net assets) among the Underlying Funds are: 45% in equity securities; and 55% in debt instruments. As these are Target Allocations, the actual allocations of the Portfolio’s assets may deviate from the percentages shown.

The Target Allocations are measured with reference to the primary investment strategies of the Underlying Funds; actual exposure to equity securities and debt instruments will vary from the Target Allocations if an Underlying Fund is not substantially invested in accordance with its primary investment strategy. The Portfolio may periodically deviate from the Target Allocations based on an assessment of the current market conditions or other factors. Generally, the deviations fall within the range of +/- 10% relative to the current Target Allocations. The Portfolio may, in light of market conditions or other factors, deviate by a wider margin in order to protect the Portfolio, achieve its investment objective, or to take advantage of particular opportunities.

The Underlying Funds provide exposure to a wide range of traditional asset classes which include stocks, bonds, and cash and non-traditional asset classes (also known as alternative strategies) which include, but are not limited to, real estate, commodities, and floating rate loans.

Equity securities in which the Underlying Funds invest include, but are not limited to, domestic and international large-, mid-, and small-capitalization stocks (may be growth oriented, value oriented, or a blend); emerging market securities; domestic and international real estate stocks, including real estate investment trusts; and natural resource/commodity securities.

Debt instruments in which the Underlying Funds invest include, but are not limited to, domestic and international intermediate, long-term and short-term bonds; high-yield bonds commonly referred to as “junk bonds;” floating rate loans; and Treasury inflation protected securities.

The Portfolio may also invest in derivatives, including futures, and swaps (including interest rate swaps, total return swaps, and credit default swaps), to make tactical asset allocations, to seek to minimize risk, and to assist in managing cash.

The Portfolio may invest up to 20% of its total assets in exchange-traded funds.

The Portfolio may also allocate in the future to the following asset class: emerging markets debt instruments. There can be no assurance that this allocation will occur.

The Portfolio will be rebalanced periodically to return to the Target Allocation. The Target Allocation may be changed at any time by the Sub-Adviser.

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio. The value of your investment in the Portfolio changes with the values of the Underlying Funds and their investments. Any of the following risks, among others, could affect the Portfolio’s or an Underlying Fund’s performance or cause the Portfolio or an Underlying Fund to lose money or to underperform market averages of other funds.

26	ING Solution Moderately Conservative Portfolio

Asset Allocation   Assets will be allocated among Underlying Funds and markets based on judgments by the Adviser. There is a risk that the Portfolio may allocate assets to an Underlying Fund or asset class that underperforms other funds or asset classes.

Call   During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, an Underlying Fund would experience a decline in income.

Commodities   The operations and financial performance of companies in natural resources industries may be directly affected by commodity prices. This risk is exacerbated for those natural resources companies that own the underlying commodity.

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Credit   Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Credit Default Swaps   The Portfolio or an Underlying Fund may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the Portfolio or an Underlying Fund pays a fee to protect against the risk that a security held by the Portfolio or the Underlying Fund will default. As a seller of the swap, the Portfolio or an Underlying Fund receives payment(s) in return for its obligation to pay the counterparty the full national value of the security in the event of a default of the security issuer. As a seller of a swap, the Portfolio or an Underlying Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio or an Underlying Fund would be subject to investment exposure on the notional value of the swap. Credit default swaps are largely unregulated and susceptible to liquidity, credit, and counterparty risks.

Currency   To the extent that an Underlying Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio or an Underlying Fund and reduce its returns. Derivatives may not perform as expected, so the Portfolio or an Underlying Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio or an Underlying Fund to the risk of improper valuation.

Floating Rate Loans   The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans and many floating rate loans are subject to restrictions on resale.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Underlying Funds experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Foreign investment risks may be greater in developing and emerging markets than in developed markets. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

High-Yield Securities   Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Index Strategy   The index selected may underperform the overall market and an Underlying Fund might fail to track its target index. The correlation between an Underlying Fund and index performance may be affected by the Underlying Fund’s expenses and the timing of purchases and redemptions of the Underlying Fund’s shares. An Underlying Fund’s actual holdings might not match the Index and the Underlying Fund’s effective exposure to index securities at any given time may not equal 100%.

Inflation-Indexed Bonds   If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Interest Rate   With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, interest

ING Solution Moderately Conservative Portfolio	27

rates in the United States are at or near historic lows, which may increase an Underlying Fund’s exposure to risks associated with rising interest rates.

Liquidity   If a security is illiquid, an Underlying Fund might be unable to sell the security at a time when the manager might wish to sell, and the security could have the effect of decreasing the overall level of an Underlying Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount an Underlying Fund could realize upon disposition. An Underlying Fund may make investments that become less liquid in response to market developments or adverse investor perception. An Underlying Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to an Underlying Fund.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which the Underlying Funds invest. Rather, the market could favor securities to which the Underlying Funds are not exposed or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Underlying Funds costs and impair the ability of the Underlying Funds to achieve its investment objectives.

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio or an Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio and a proportionate share of the expenses of each Underlying Fund.

Real Estate Companies and Real Estate Investment Trusts (“REITs”)   Investing in real estate companies and REITs may subject an Underlying Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.

Sovereign Debt   These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio’s Class S2 shares’ and Class S shares’ performance from year to year, and the table compares the Portfolio’s Class S2 shares’ and Class S shares’ performance to the performance of a broad-based securities market index/indices for the same period. Class S shares’ performance has been adjusted to reflect the higher expenses of Class S2 shares. The Class S2 shares and Class S shares of the Portfolio would have substantially similar performance because they invest in the same portfolio of securities. However, Class S shares’ performance would be higher than Class S2 shares’ performance because of the higher expenses paid by Class S2 shares. The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment

28	ING Solution Moderately Conservative Portfolio

products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio’s past performance is no guarantee of future results.

The bar chart below shows the Portfolio’s adjusted Class S shares’ performance (2008-2010) and Class S2 shares’ performance (2011-2012).

Calendar Year Total Returns
(as of December 31 of each year)

Best quarter: 2nd, 2009, 12.33% and Worst quarter: 4th, 2008, (13.12)%

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs (or since inception)	10 Yrs (or since inception)	Inception Date
Class S2%		11.85	6.37	N/A	04/30/10
S&P Target Risk Moderate Index[1]	%	8.86	6.23[2]	N/A	—
Class S (adjusted)%		11.84	2.44	2.24	07/02/07
S&P Target Risk Moderate Index[1]	%	8.86	2.68	2.85[2]	—

1	The index returns do not reflect deductions for fees, expenses, or taxes.

2	Reflects index performance since the date closest to the Class’ inception for which data is available.

PORTFOLIO MANAGEMENT

On March 18, 2013, shareholders of the Portfolio were sent a proxy statement, which asked shareholders to approve the appointment of ING Investment Management Co., LLC as the Sub-Adviser to the Portfolio. If shareholders approve this proposal, ING Investment Management Co., LLC will become the Sub-Adviser to the Portfolio; however, the individuals listed as members of the Investment Committee will continue to be responsible for the day-to-day management of the Portfolio. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Portfolio’s website at www.INGFunds.com/vp/literature.

Investment Adviser
Directed Services LLC

Investment Committee
Heather Hackett, CFA	Halvard Kvaale, CIMA
Committee Member (since 08/09)	Committee Member (since 08/12)
Paul Zemsky, CFA
Committee Member (since 12/07)

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

ING Solution Moderately Conservative Portfolio	29

ING Solution 2015 Portfolio

INVESTMENT OBJECTIVE

Until the day prior to its Target Date (defined below), the Portfolio seeks to provide total return consistent with an asset allocation targeted at retirement in approximately 2015. On the Target Date, the Portfolio’s investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

FEES AND EXPENSES OF THE PORTFOLIO

The tables describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The tables do not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

On March 18, 2013, shareholders of the Portfolio were sent a proxy statement, which asked shareholders to approve a new fee structure (the “Amended Fee Structure”), which would modify the fees payable to the Adviser. Under the proposed Amended Fee Structure, the current Management Fee rate would continue to be charged with respect to assets invested in underlying funds in the ING Fund Complex (“Underlying Funds”), but a higher Management Fee rate would be charged on assets invested in other types of securities.

If the Amended Fee Structure is approved by shareholders, the fees you would pay if you buy and hold shares of the Portfolio will change. The current fee structure is reflected in Fee Table A below. The Amended Fee Structure is reflected below in Fee Table B. Similarly, if the Amended Fee Structure is approved, the expenses you pay as a shareholder of the Portfolio may change. An example intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds is also included below. Expense Example Table A shows an example based on the current fee structure. Expense Example Table B shows an example based on the Amended Fee Structure.

There is no guarantee that shareholders will approve the Amended Fee Structure, in which case the Portfolio will continue to operate under the current fee structure. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Portfolio’s website at www.INGFunds.com/vp/literature.

Fee Table A - Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class	S2
Management Fee	0.10%
Distribution and/or Shareholder Services (12b-1) Fees	0.50%
Administrative Services Fee	0.10%
Other Expenses	0.03%
Acquired Fund Fees and Expenses	0.61%
Total Annual Portfolio Operating Expenses[2]	1.34%
Waivers and Reimbursements[3]	(0.21)%
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	1.13%

1	The expense ratio has been adjusted to reflect current fees.

2	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

3	The adviser is contractually obligated to limit expenses to 0.52% of Class S2 shares through May 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years. The distributor is contractually obligated to waive 0.10% of the distribution fee through May 1, 2014. There is no guarantee that the distribution fee waiver will continue after May 1, 2014. The distribution fee waiver will only renew if the distributor elects to renew it.

Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Example Table A

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
S2	$115	404	714	1,594

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.

Fee Table B - Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class	S2
Management Fee[2]	0.14%
Distribution and/or Shareholder Services (12b-1) Fees	0.50%
Administrative Services Fee	0.10%
Other Expenses	0.03%
Acquired Fund Fees and Expenses	0.61%

30	ING Solution 2015 Portfolio

Class	S2
Total Annual Portfolio Operating Expenses[3]	1.38%
Waivers and Reimbursements[4]	(0.25)%
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	1.13%

1	The expense ratio has been adjusted to reflect current contractual rates.

2	Pending shareholder approval, the Portfolio’s Management Fee structure was changed to a “bifurcated fee” structure as follows: an annual rate of 0.10% of the Portfolio’s average daily net assets invested in Underlying Funds within the ING Funds complex, and 0.30% of the Portfolio’s average daily net assets invested in direct investments, which include, but are not limited to, exchange-traded funds, securities issued by non-investment company issuers, such as operating companies, and derivative instruments. The Management Fee reflected in the table is calculated based on an estimated investment of 20% of the Portfolio’s assets in direct investments.

3	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

4	The adviser is contractually obligated to limit expenses to 1.13% of Class S2 shares through at least May 1, 2018; the obligation does not extend to interest, taxes, brokerage commissions, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years. The distributor is contractually obligated to waive 0.10% of the distribution fee through May 1, 2014. There is no guarantee that the distribution fee waiver will continue after May 1, 2014. The distribution fee waiver will only renew if the distributor elects to renew it.

Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Example Table B

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
S2	$115	359	622	1,535

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-, three-, and five-year periods and the first five years of the ten-year period.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Example, affect the Portfolio’s performance.

During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 63% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests in a combination of Underlying Funds, which are actively managed funds or passively managed funds (index funds), that invest in U.S. stocks, international stocks, U.S. bonds, and other debt instruments and the Portfolio uses an asset allocation strategy designed for investors expecting to retire around the year 2015. The Portfolio’s current approximate target investment allocations (expressed as a percentage of its net assets) among the Underlying Funds are as follows: 42% in equity securities; and 58% in debt instruments. As these are Target Allocations, the actual allocations of the Portfolio’s assets may deviate from the percentages shown.

The Target Allocations are measured with reference to the primary investment strategies of the Underlying Funds; actual exposure to equity securities and debt instruments will vary from the Target Allocations if an Underlying Fund is not substantially invested in accordance with its primary investment strategy. The Portfolio may periodically deviate from the Target Allocations based on an assessment of the current market conditions or other factors. Generally, the deviations fall within the range of +/- 10% relative to the current Target Allocations. The Portfolio may, in light of market conditions or other factors, deviate by a wider margin in order to protect the Portfolio, achieve its investment objective, or to take advantage of particular opportunities.

The Underlying Funds provide exposure to a wide range of traditional asset classes which include stocks, bonds, and cash and non-traditional asset classes (also known as alternative strategies) which include, but are not limited to, real estate, commodities, and floating rate loans.

Equity securities in which the Underlying Funds invest include, but are not limited to, domestic and international large-, mid-, and small-capitalization stocks (may be growth oriented, value oriented, or a blend); emerging market securities; domestic and international real estate stocks, including real estate investment trusts; and natural resource/commodity securities.

Debt instruments in which the Underlying Funds invest include, but are not limited to, domestic and international intermediate, long-term and short-term bonds; high-yield bonds commonly referred to as “junk bonds;” floating rate loans; and Treasury inflation protected securities.

The Portfolio may also invest in derivatives, including futures, and swaps (including interest rate swaps, total return swaps, and credit default swaps), to make tactical asset allocations, to seek to minimize risk, and to assist in managing cash.

The Portfolio may invest up to 20% of its total assets in exchange-traded funds.

The Portfolio may also allocate in the future to the following asset class: emerging markets debt instruments. There can be no assurance that this allocation will occur.

The Portfolio is designed primarily for long-term investors in tax-advantaged accounts. The Portfolio is structured and managed around a specific target retirement or financial goal date 2015 (“Target Date”). The Target Date is the approximate year that

ING Solution 2015 Portfolio	31

an investor in the Portfolio would plan to make withdrawals from the Portfolio for retirement or other financial goals. The chart below shows the glide path and illustrates how the equity securities and debt instruments allocations will change over time. Generally, the Portfolio’s glide path will transition to the target asset allocations illustrated below on an annual basis and become more conservative as the Portfolio approaches the Target Date. As the Portfolio approaches its Target Date in 2015, the Portfolio’s Target Allocation is anticipated to be the same as that of ING Solution Income Portfolio, which is equal to approximately 35% equity securities and 65% debt instruments.

As the Portfolio’s Target Allocation migrates toward that of ING Solution Income Portfolio by the Target Date, it is anticipated that the Portfolio would be merged with and into the ING Solution Income Portfolio. The ING Solution Income Portfolio is for those investors who are retired, nearing retirement or in need of making withdrawals from their portfolio soon.

In summary, the Portfolio is designed for an investor who plans to withdraw the value of the investor’s investments in the Portfolio gradually on or after the Target Date. The mix of investments in the Portfolio’s Target Allocation will change over time and seek to reduce investment risk as the Portfolio approaches its Target Date.

The Portfolio will be rebalanced periodically to return to the Target Allocation. The Target Allocation may be changed at any time by the Sub-Adviser.

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio, even near, at, or after the Target Date. There is no guarantee that the Portfolio will provide adequate income at and through your retirement or for any of your financial goals. The value of your investment in the Portfolio changes with the values of the Underlying Funds and their investments. Any of the following risks, among others, could affect the Portfolio’s or an Underlying Fund’s performance or cause the Portfolio or an Underlying Fund to lose money or to underperform market averages of other funds.

Asset Allocation   Assets will be allocated among Underlying Funds and markets based on judgments by the Adviser. There is a risk that the Portfolio may allocate assets to an Underlying Fund or asset class that underperforms other funds or asset classes.

Call   During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, an Underlying Fund would experience a decline in income.

Commodities   The operations and financial performance of companies in natural resources industries may be directly affected by commodity prices. This risk is exacerbated for those natural resources companies that own the underlying commodity.

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Credit   Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Credit Default Swaps   The Portfolio or an Underlying Fund may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the Portfolio or an Underlying Fund pays a fee to protect against the risk that a security held by the Portfolio or the Underlying Fund will default. As a seller of the swap, the Portfolio or an Underlying Fund receives payment(s) in return for its obligation to pay the counterparty the full national value of the security in the event of a default of the security issuer. As a seller of a swap, the Portfolio or an Underlying Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio or an Underlying Fund would be subject to investment exposure on the notional value of the swap. Credit default swaps are largely unregulated and susceptible to liquidity, credit, and counterparty risks.

Currency   To the extent that an Underlying Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio or an Underlying Fund and reduce its returns. Derivatives may not perform as expected, so the Portfolio or an Underlying Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio or an Underlying Fund to the risk of improper valuation.

32	ING Solution 2015 Portfolio

Floating Rate Loans   The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans and many floating rate loans are subject to restrictions on resale.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Underlying Funds experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Foreign investment risks may be greater in developing and emerging markets than in developed markets. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

High-Yield Securities   Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Index Strategy   The index selected may underperform the overall market and an Underlying Fund might fail to track its target index. The correlation between an Underlying Fund and index performance may be affected by the Underlying Fund’s expenses and the timing of purchases and redemptions of the Underlying Fund’s shares. An Underlying Fund’s actual holdings might not match the Index and the Underlying Fund’s effective exposure to index securities at any given time may not equal 100%.

Inflation-Indexed Bonds   If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Interest Rate   With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase an Underlying Fund’s exposure to risks associated with rising interest rates.

Liquidity   If a security is illiquid, an Underlying Fund might be unable to sell the security at a time when the manager might wish to sell, and the security could have the effect of decreasing the overall level of an Underlying Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount an Underlying Fund could realize upon disposition. An Underlying Fund may make investments that become less liquid in response to market developments or adverse investor perception. An Underlying Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to an Underlying Fund.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which the Underlying Funds invest. Rather, the market could favor securities to which the Underlying Funds are not exposed or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Underlying Funds costs and impair the ability of the Underlying Funds to achieve its investment objectives.

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio or an Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio and a proportionate share of the expenses of each Underlying Fund.

ING Solution 2015 Portfolio	33

Real Estate Companies and Real Estate Investment Trusts (“REITs”)   Investing in real estate companies and REITs may subject an Underlying Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.

Sovereign Debt   These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio’s Class S2 shares’ and Class S shares’ performance from year to year, and the table compares the Portfolio’s Class S2 shares’ and Class S shares’ performance to the performance of a broad-based securities market index/indices for the same period. Class S shares’ performance has been adjusted to reflect the higher expenses of Class S2 shares. The Class S2 shares and Class S shares of the Portfolio would have substantially similar performance because they invest in the same portfolio of securities. However, Class S shares’ performance would be higher than Class S2 shares’ performance because of the higher expenses paid by Class S2 shares. The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio’s past performance is no guarantee of future results.

The bar chart below shows the Portfolio’s adjusted Class S shares’ performance (2006-2009) and Class S2 shares’ performance (2010-2012).

Calendar Year Total Returns
(as of December 31 of each year)

Best quarter: 2nd, 2009, 13.75% and Worst quarter: 4th, 2008, (15.62)%

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs (or since inception)	10 Yrs (or since inception)	Inception Date
Class S2%		11.22	10.68	N/A	05/28/09
S&P Target Date 2015 Index[1]	%	10.60	10.94[2]	N/A	—
Russell 3000® Index[1]	%	16.42	15.94[2]	N/A	—
MSCI EAFE® Index[3]	%	17.32	8.69[2]	N/A	—
BCAB Index[1]	%	4.21	6.46[2]	N/A	—
Class S (adjusted)%		11.32	1.80	4.03	04/29/05
S&P Target Date 2015 Index[1]	%	10.60	3.24	5.42[2]	—
Russell 3000® Index[1]	%	16.42	2.04	5.37[2]	—
MSCI EAFE® Index[3]	%	17.32	(3.69)	4.05[2]	—
BCAB Index[1]	%	4.21	5.95	5.54[2]	—

1	The index returns do not reflect deductions for fees, expenses, or taxes.

2	Reflects index performance since the date closest to the Class’ inception for which data is available.

3	The index returns include the reinvestment of dividends and distributions net of withholding taxes, but do not reflect fees, brokerage commissions, or other expenses.

PORTFOLIO MANAGEMENT

On March 18, 2013, shareholders of the Portfolio were sent a proxy statement, which asked shareholders to approve the appointment of ING Investment Management Co., LLC as the Sub-Adviser to the Portfolio. If shareholders approve this proposal, ING Investment Management Co., LLC will become the Sub-Adviser to the Portfolio; however, the individuals listed as members of the Investment Committee will continue to be responsible for the day-to-day management of the Portfolio. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Portfolio’s website at www.INGFunds.com/vp/literature.

Investment Adviser
Directed Services LLC

34	ING Solution 2015 Portfolio

Investment Committee
Heather Hackett, CFA	Halvard Kvaale, CIMA
Committee Member (since 08/09)	Committee Member (since 08/12)
Paul Zemsky, CFA
Committee Member (since 12/07)

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

ING Solution 2015 Portfolio	35

ING Solution 2020 Portfolio

INVESTMENT OBJECTIVE

Until the day prior to its Target Date (defined below), the Portfolio seeks to provide total return consistent with an asset allocation targeted at retirement in approximately 2020. On the Target Date, the Portfolio’s investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

FEES AND EXPENSES OF THE PORTFOLIO

The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class	S2
Management Fee[2]	0.14%
Distribution and/or Shareholder Services (12b-1) Fees	0.50%
Administrative Services Fee	0.10%
Other Expenses	45.18%
Acquired Fund Fees and Expenses	0.64%
Total Annual Portfolio Operating Expenses[3]	46.56%
Waivers and Reimbursements[4]	(45.40)%
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	1.16%

1	The expense ratio has been adjusted to reflect current contractual rates.

2	Effective April 30, 2013, the Portfolio’s Management Fee structure was changed to a “bifurcated fee” structure as follows: an annual rate of 0.10% of the Portfolio’s average daily net assets invested in Underlying Funds within the ING Funds complex, and 0.30% of the Portfolio’s average daily net assets invested in direct investments, which include, but are not limited to, exchange-traded funds, securities issued by non-investment company issuers, such as operating companies, and derivative instruments. The Management Fee reflected in the table is calculated based on an estimated investment of 20% of the Portfolio’s assets in direct investments.

3	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

4	The adviser is contractually obligated to limit expenses to 1.16% of Class S2 shares through at least May 1, 2018; the obligation does not extend to interest, taxes, brokerage commissions, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years. The distributor is contractually obligated to waive 0.10% of the distribution fee through May 1, 2014. There is no guarantee that the distribution fee waiver will continue after May 1, 2014. The distribution fee waiver will only renew if the distributor elects to renew it.

Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
S2	$118	368	638	10,623

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-, three-, and five-year periods and the first five years of the ten-year period.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Example, affect the Portfolio’s performance.

During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 72% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests in a combination of Underlying Funds, which are actively managed funds or passively managed funds (index funds), that invest in U.S. stocks, international stocks, U.S. bonds, and other debt instruments and the Portfolio uses an asset allocation strategy designed for investors expecting to retire around the year 2020. The Portfolio’s current approximate target investment allocations (expressed as a percentage of its net assets) among the Underlying Funds are as follows: 55% in equity securities; and 45% in debt instruments. As these are Target Allocations, the actual allocations of the Portfolio’s assets may deviate from the percentages shown.

The Target Allocations are measured with reference to the primary investment strategies of the Underlying Funds; actual exposure to equity securities and debt instruments will vary from the Target Allocations if an Underlying Fund is not substantially invested in accordance with its primary investment strategy. The Portfolio may periodically deviate from the Target Allocations based on an assessment of the current market conditions or other factors. Generally, the deviations fall within the range of +/- 10% relative to the current Target Allocations. The sub-adviser (“Sub-Adviser”)

36	ING Solution 2020 Portfolio

may determine, in light of market conditions or other factors, to deviate by a wider margin in order to protect the Portfolio, achieve its investment objective, or to take advantage of particular opportunities.

The Underlying Funds provide exposure to a wide range of traditional asset classes which include stocks, bonds, and cash and non-traditional asset classes (also known as alternative strategies) which include, but are not limited to, real estate, commodities, and floating rate loans.

Equity securities in which the Underlying Funds invest include, but are not limited to, domestic and international large-, mid-, and small-capitalization stocks (may be growth oriented, value oriented, or a blend); emerging market securities; domestic and international real estate stocks, including real estate investment trusts; and natural resource/commodity securities.

Debt instruments in which the Underlying Funds invest include, but are not limited to, domestic and international intermediate, long-term and short-term bonds; high-yield bonds commonly referred to as “junk bonds;” floating rate loans; and Treasury inflation protected securities.

The Portfolio may also invest in derivatives, including futures, and swaps (including interest rate swaps, total return swaps, and credit default swaps), to make tactical asset allocations, to seek to minimize risk, and to assist in managing cash.

The Portfolio may invest up to 20% of its total assets in exchange-traded funds.

The Portfolio may also allocate in the future to the following asset class: emerging markets debt instruments. There can be no assurance that this allocation will occur.

The Portfolio is designed primarily for long-term investors in tax-advantaged accounts. The Portfolio is structured and managed around a specific target retirement or financial goal date 2020 (“Target Date”). The Target Date is the approximate year that an investor in the Portfolio would plan to make withdrawals from the Portfolio for retirement or other financial goals. The chart below shows the glide path and illustrates how the equity securities and debt instruments allocations will change over time. Generally, the Portfolio’s glide path will transition to the target asset allocations illustrated below on an annual basis and become more conservative as the Portfolio approaches the Target Date. As the Portfolio approaches its Target Date in 2020, the Portfolio’s Target Allocation is anticipated to be the same as that of ING Solution Income Portfolio, which is equal to approximately 35% equity securities and 65% debt securities.

As the Portfolio’s Target Allocation migrates toward that of ING Solution Income Portfolio by the Target Date, it is anticipated that the Portfolio would be merged with and into the ING Solution Income Portfolio. The ING Solution Income Portfolio is for those investors who are retired, nearing retirement or in need of making withdrawals from their portfolio soon.

In summary, the Portfolio is designed for an investor who plans to withdraw the value of the investor’s investments in the Portfolio gradually on or after the Target Date. The mix of investments in the Portfolio’s Target Allocation will change over time and seek to reduce investment risk as the Portfolio approaches its Target Date.

The Portfolio will be rebalanced periodically to return to the Target Allocation. The Target Allocation may be changed at any time by the Sub-Adviser.

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio, even near, at, or after the Target Date. There is no guarantee that the Portfolio will provide adequate income at and through your retirement or for any of your financial goals. The value of your investment in the Portfolio changes with the values of the Underlying Funds and their investments. Any of the following risks, among others, could affect the Portfolio’s or an Underlying Fund’s performance or cause the Portfolio or an Underlying Fund to lose money or to underperform market averages of other funds.

Asset Allocation   Assets will be allocated among Underlying Funds and markets based on judgments by the Adviser. There is a risk that the Portfolio may allocate assets to an Underlying Fund or asset class that underperforms other funds or asset classes.

Call   During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, an Underlying Fund would experience a decline in income.

Commodities   The operations and financial performance of companies in natural resources industries may be directly affected by commodity prices. This risk is exacerbated for those natural resources companies that own the underlying commodity.

ING Solution 2020 Portfolio	37

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Credit   Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Credit Default Swaps   The Portfolio or an Underlying Fund may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the Portfolio or an Underlying Fund pays a fee to protect against the risk that a security held by the Portfolio or the Underlying Fund will default. As a seller of the swap, the Portfolio or an Underlying Fund receives payment(s) in return for its obligation to pay the counterparty the full national value of the security in the event of a default of the security issuer. As a seller of a swap, the Portfolio or an Underlying Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio or an Underlying Fund would be subject to investment exposure on the notional value of the swap. Credit default swaps are largely unregulated and susceptible to liquidity, credit, and counterparty risks.

Currency   To the extent that an Underlying Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio or an Underlying Fund and reduce its returns. Derivatives may not perform as expected, so the Portfolio or an Underlying Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio or an Underlying Fund to the risk of improper valuation.

Floating Rate Loans   The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans and many floating rate loans are subject to restrictions on resale.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Underlying Funds experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Foreign investment risks may be greater in developing and emerging markets than in developed markets. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

High-Yield Securities   Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Index Strategy   The index selected may underperform the overall market and an Underlying Fund might fail to track its target index. The correlation between an Underlying Fund and index performance may be affected by the Underlying Fund’s expenses and the timing of purchases and redemptions of the Underlying Fund’s shares. An Underlying Fund’s actual holdings might not match the Index and the Underlying Fund’s effective exposure to index securities at any given time may not equal 100%.

Inflation-Indexed Bonds   If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Interest Rate   With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase an Underlying Fund’s exposure to risks associated with rising interest rates.

Liquidity   If a security is illiquid, an Underlying Fund might be unable to sell the security at a time when the manager might wish to sell, and the security could have the effect of decreasing the overall level of an Underlying Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount an Underlying Fund could realize upon disposition. An Underlying Fund may make investments that become less liquid in response

38	ING Solution 2020 Portfolio

to market developments or adverse investor perception. An Underlying Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to an Underlying Fund.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which the Underlying Funds invest. Rather, the market could favor securities to which the Underlying Funds are not exposed or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Underlying Funds costs and impair the ability of the Underlying Funds to achieve its investment objectives.

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio or an Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio and a proportionate share of the expenses of each Underlying Fund.

Real Estate Companies and Real Estate Investment Trusts (“REITs”)   Investing in real estate companies and REITs may subject an Underlying Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.

Sovereign Debt   These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the Portfolio’s Class S2 shares’ performance for the first full calendar year of operations, and the table compares the Portfolio’s Class S2 shares’ performance to the performance of a broad-based securities market index/indices for the same period. The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio’s past performance is no guarantee of future results.

Calendar Year Total Returns
(as of December 31)

Best quarter: 1st, 2012, 8.66% and Worst quarter: 2nd, 2012, (2.29)%

ING Solution 2020 Portfolio	39

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs (or since inception)	10 Yrs	Inception Date
Class S2%		11.88	16.89	N/A	10/03/11
S&P Target Date 2020 Index[1]	%	11.76	17.47	N/A	—

1	The index returns do not reflect deductions for fees, expenses, or taxes.

PORTFOLIO MANAGEMENT

Investment Adviser	Sub-Adviser
Directed Services LLC	ING Investment Management Co. LLC

Portfolio Managers
Heather Hackett, CFA	Halvard Kvaale,CIMA
Portfolio Manager (since 09/11)	Portfolio Manager (since 08/12)
Paul Zemsky, CFA
Portfolio Manager (since 09/11)

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

40	ING Solution 2020 Portfolio

ING Solution 2025 Portfolio

INVESTMENT OBJECTIVE

Until the day prior to its Target Date (defined below), the Portfolio seeks to provide total return consistent with an asset allocation targeted at retirement in approximately 2025. On the Target Date, the Portfolio’s investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

FEES AND EXPENSES OF THE PORTFOLIO

The tables describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The tables do not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

On March 18, 2013, shareholders of the Portfolio were sent a proxy statement, which asked shareholders to approve a new fee structure (the “Amended Fee Structure”), which would modify the fees payable to the Adviser. Under the proposed Amended Fee Structure, the current Management Fee rate would continue to be charged with respect to assets invested in underlying funds in the ING Fund Complex (“Underlying Funds”), but a higher Management Fee rate would be charged on assets invested in other types of securities.

If the Amended Fee Structure is approved by shareholders, the fees you would pay if you buy and hold shares of the Portfolio will change. The current fee structure is reflected in Fee Table A below. The Amended Fee Structure is reflected below in Fee Table B. Similarly, if the Amended Fee Structure is approved, the expenses you pay as a shareholder of the Portfolio may change. An example intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds is also included below. Expense Example Table A shows an example based on the current fee structure. Expense Example Table B shows an example based on the Amended Fee Structure.

There is no guarantee that shareholders will approve the Amended Fee Structure, in which case the Portfolio will continue to operate under the current fee structure. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Portfolio’s website at www.INGFunds.com/vp/literature.

Fee Table A - Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class	S2
Management Fee	0.10%
Distribution and/or Shareholder Services (12b-1) Fees	0.50%
Administrative Services Fee	0.10%
Other Expenses	0.03%
Acquired Fund Fees and Expenses	0.69%
Total Annual Portfolio Operating Expenses[2]	1.42%
Waivers and Reimbursements[3]	(0.21)%
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	1.21%

1	The expense ratio has been adjusted to reflect current fees.

2	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

3	The adviser is contractually obligated to limit expenses to 0.52% of Class S2 shares through May 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years. The distributor is contractually obligated to waive 0.10% of the distribution fee through May 1, 2014. There is no guarantee that the distribution fee waiver will continue after May 1, 2014. The distribution fee waiver will only renew if the distributor elects to renew it.

Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Example Table A

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
S2	$123	429	756	1,684

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.

Fee Table B - Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class	S2
Management Fee[2]	0.14%
Distribution and/or Shareholder Services (12b-1) Fees	0.50%
Administrative Services Fee	0.10%
Other Expenses	0.03%
Acquired Fund Fees and Expenses	0.69%

ING Solution 2025 Portfolio	41

Class	S2
Total Annual Portfolio Operating Expenses[3]	1.46%
Waivers and Reimbursements[4]	(0.26)%
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	1.20%

1	The expense ratio has been adjusted to reflect current contractual rates.

2	Pending shareholder approval, the Portfolio’s Management Fee structure was changed to a “bifurcated fee” structure as follows: an annual rate of 0.10% of the Portfolio’s average daily net assets invested in Underlying Funds within the ING Funds complex, and 0.30% of the Portfolio’s average daily net assets invested in direct investments, which include, but are not limited to, exchange-traded funds, securities issued by non-investment company issuers, such as operating companies, and derivative instruments. The Management Fee reflected in the table is calculated based on an estimated investment of 20% of the Portfolio’s assets in direct investments.

3	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

4	The adviser is contractually obligated to limit expenses to 1.20% of Class S2 shares through at least May 1, 2018; the obligation does not extend to interest, taxes, brokerage commissions, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years. The distributor is contractually obligated to waive 0.10% of the distribution fee through May 1, 2014. There is no guarantee that the distribution fee waiver will continue after May 1, 2014. The distribution fee waiver will only renew if the distributor elects to renew it.

Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Example Table B

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
S2	$122	381	660	1,621

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-, three-, and five-year periods and the first five years of the ten-year period.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Example, affect the Portfolio’s performance.

During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 65% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests in a combination of Underlying Funds, which are actively managed funds or passively managed funds (index funds), that invest in U.S. stocks, international stocks, U.S. bonds, and other debt instruments and the Portfolio uses an asset allocation strategy designed for investors expecting to retire around the year 2025. The Portfolio’s current approximate target investment allocations (expressed as a percentage of its net assets) among the Underlying Funds are as follows: 66% in equity securities; and 34% in debt instruments. As these are Target Allocations, the actual allocations of the Portfolio’s assets may deviate from the percentages shown.

The Target Allocations are measured with reference to the primary investment strategies of the Underlying Funds; actual exposure to equity securities and debt instruments will vary from the Target Allocations if an Underlying Fund is not substantially invested in accordance with its primary investment strategy. The Portfolio may periodically deviate from the Target Allocations based on an assessment of the current market conditions or other factors. Generally, the deviations fall within the range of +/- 10% relative to the current Target Allocations. The Portfolio may, in light of market conditions or other factors, deviate by a wider margin in order to protect the Portfolio, achieve its investment objective, or to take advantage of particular opportunities.

The Underlying Funds provide exposure to a wide range of traditional asset classes which include stocks, bonds, and cash and non-traditional asset classes (also known as alternative strategies) which include, but are not limited to, real estate, commodities, and floating rate loans.

Equity securities in which the Underlying Funds invest include, but are not limited to, domestic and international large-, mid-, and small-capitalization stocks (may be growth oriented, value oriented, or a blend); emerging market securities; domestic and international real estate stocks, including real estate investment trusts; and natural resource/commodity securities.

Debt instruments in which the Underlying Funds invest include, but are not limited to, domestic and international intermediate, long-term and short-term bonds; high-yield bonds commonly referred to as “junk bonds;” floating rate loans; and Treasury inflation protected securities.

The Portfolio may also invest in derivatives, including futures, and swaps (including interest rate swaps, total return swaps, and credit default swaps), to make tactical asset allocations, to seek to minimize risk, and to assist in managing cash.

The Portfolio may invest up to 20% of its total assets in exchange-traded funds.

The Portfolio may also allocate in the future to the following asset class: emerging markets debt instruments. There can be no assurance that this allocation will occur.

The Portfolio is designed primarily for long-term investors in tax-advantaged accounts. The Portfolio is structured and managed around a specific target retirement or financial goal date 2025 (“Target Date”). The Target Date is the approximate year that

42	ING Solution 2025 Portfolio

an investor in the Portfolio would plan to make withdrawals from the Portfolio for retirement or other financial goals. The chart below shows the glide path and illustrates how the equity securities and debt instruments allocations will change over time. Generally, the Portfolio’s glide path will transition to the target asset allocations illustrated below on an annual basis and become more conservative as the Portfolio approaches the Target Date. As the Portfolio approaches its Target Date in 2025, the Portfolio’s Target Allocation is anticipated to be the same as that of ING Solution Income Portfolio, which is equal to approximately 35% equity securities and 65% debt instruments.

As the Portfolio’s Target Allocation migrates toward that of ING Solution Income Portfolio by the Target Date, it is anticipated that the Portfolio would be merged with and into the ING Solution Income Portfolio. The ING Solution Income Portfolio is for those investors who are retired, nearing retirement or in need of making withdrawals from their portfolio soon.

In summary, the Portfolio is designed for an investor who plans to withdraw the value of the investor’s investments in the Portfolio gradually on or after the Target Date. The mix of investments in the Portfolio’s Target Allocation will change over time and seek to reduce investment risk as the Portfolio approaches its Target Date.

The Portfolio will be rebalanced periodically to return to the Target Allocation. The Target Allocation may be changed at any time by the Sub-Adviser.

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio, even near, at, or after the Target Date. There is no guarantee that the Portfolio will provide adequate income at and through your retirement or for any of your financial goals. The value of your investment in the Portfolio changes with the values of the Underlying Funds and their investments. Any of the following risks, among others, could affect the Portfolio’s or an Underlying Fund’s performance or cause the Portfolio or an Underlying Fund to lose money or to underperform market averages of other funds.

Asset Allocation   Assets will be allocated among Underlying Funds and markets based on judgments by the Adviser. There is a risk that the Portfolio may allocate assets to an Underlying Fund or asset class that underperforms other funds or asset classes.

Call   During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, an Underlying Fund would experience a decline in income.

Commodities   The operations and financial performance of companies in natural resources industries may be directly affected by commodity prices. This risk is exacerbated for those natural resources companies that own the underlying commodity.

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Credit   Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Credit Default Swaps   The Portfolio or an Underlying Fund may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the Portfolio or an Underlying Fund pays a fee to protect against the risk that a security held by the Portfolio or the Underlying Fund will default. As a seller of the swap, the Portfolio or an Underlying Fund receives payment(s) in return for its obligation to pay the counterparty the full national value of the security in the event of a default of the security issuer. As a seller of a swap, the Portfolio or an Underlying Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio or an Underlying Fund would be subject to investment exposure on the notional value of the swap. Credit default swaps are largely unregulated and susceptible to liquidity, credit, and counterparty risks.

Currency   To the extent that an Underlying Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio or an Underlying Fund and reduce its returns. Derivatives may not perform as expected, so the Portfolio or an Underlying Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio or an Underlying Fund to the risk of improper valuation.

ING Solution 2025 Portfolio	43

Floating Rate Loans   The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans and many floating rate loans are subject to restrictions on resale.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Underlying Funds experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Foreign investment risks may be greater in developing and emerging markets than in developed markets. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

High-Yield Securities   Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Index Strategy   The index selected may underperform the overall market and an Underlying Fund might fail to track its target index. The correlation between an Underlying Fund and index performance may be affected by the Underlying Fund’s expenses and the timing of purchases and redemptions of the Underlying Fund’s shares. An Underlying Fund’s actual holdings might not match the Index and the Underlying Fund’s effective exposure to index securities at any given time may not equal 100%.

Inflation-Indexed Bonds   If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Interest Rate   With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase an Underlying Fund’s exposure to risks associated with rising interest rates.

Liquidity   If a security is illiquid, an Underlying Fund might be unable to sell the security at a time when the manager might wish to sell, and the security could have the effect of decreasing the overall level of an Underlying Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount an Underlying Fund could realize upon disposition. An Underlying Fund may make investments that become less liquid in response to market developments or adverse investor perception. An Underlying Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to an Underlying Fund.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which the Underlying Funds invest. Rather, the market could favor securities to which the Underlying Funds are not exposed or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Underlying Funds costs and impair the ability of the Underlying Funds to achieve its investment objectives.

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio or an Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio and a proportionate share of the expenses of each Underlying Fund.

44	ING Solution 2025 Portfolio

Real Estate Companies and Real Estate Investment Trusts (“REITs”)   Investing in real estate companies and REITs may subject an Underlying Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.

Sovereign Debt   These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio’s Class S2 shares’ and Class S shares’ performance from year to year, and the table compares the Portfolio’s Class S2 shares’ and Class S shares’ performance to the performance of a broad-based securities market index/indices for the same period. Class S shares’ performance has been adjusted to reflect the higher expenses of Class S2 shares. The Class S2 shares and Class S shares of the Portfolio would have substantially similar performance because they invest in the same portfolio of securities. However, Class S shares’ performance would be higher than Class S2 shares’ performance because of the higher expenses paid by Class S2 shares. The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio’s past performance is no guarantee of future results.

The bar chart below shows the Portfolio’s adjusted Class S shares’ performance (2006-2009) and Class S2 shares’ performance (2010-2012).

Calendar Year Total Returns
(as of December 31 of each year)

Best quarter: 2nd, 2009, 16.56% and Worst quarter: 4th, 2008, (19.51)%

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs (or since inception)	10 Yrs (or since inception)	Inception Date
Class S2%		13.33	11.90	N/A	05/28/09
S&P Target Date 2025 Index[1]	%	12.79	12.45[2]	N/A	—
Russell 3000® Index[1]	%	16.42	15.94[2]	N/A	—
MSCI EAFE® Index[3]	%	17.32	8.69[2]	N/A	—
BCAB Index[1]	%	4.21	6.46[2]	N/A	—
Class S (adjusted)%		13.26	0.65	3.76	04/29/05
S&P Target Date 2025 Index[1]	%	12.79	2.65	5.54[2]	—
Russell 3000® Index[1]	%	16.42	2.04	5.37[2]	—
MSCI EAFE® Index[3]	%	17.32	(3.69)	4.05[2]	—
BCAB Index[1]	%	4.21	5.95	5.54[2]	—

1	The index returns do not reflect deductions for fees, expenses, or taxes.

2	Reflects index performance since the date closest to the Class’ inception for which data is available.

3	The index returns include the reinvestment of dividends and distributions net of withholding taxes, but do not reflect fees, brokerage commissions, or other expenses.

PORTFOLIO MANAGEMENT

On March 18, 2013, shareholders of the Portfolio were sent a proxy statement, which asked shareholders to approve the appointment of ING Investment Management Co., LLC as the Sub-Adviser to the Portfolio. If shareholders approve this proposal, ING Investment Management Co., LLC will become the Sub-Adviser to the Portfolio; however, the individuals listed as members of the Investment Committee will continue to be responsible for the day-to-day management of the Portfolio. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Portfolio’s website at www.INGFunds.com/vp/literature.

Investment Adviser
Directed Services LLC

ING Solution 2025 Portfolio	45

Investment Committee
Heather Hackett, CFA	Halvard Kvaale, CIMA
Committee Member (since 08/09)	Committee Member (since 08/12)
Paul Zemsky, CFA
Committee Member (since 12/07)

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

46	ING Solution 2025 Portfolio

ING Solution 2030 Portfolio

INVESTMENT OBJECTIVE

Until the day prior to its Target Date (defined below), the Portfolio seeks to provide total return consistent with an asset allocation targeted at retirement in approximately 2030. On the Target Date, the Portfolio’s investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

FEES AND EXPENSES OF THE PORTFOLIO

The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class	S2
Management Fee[2]	0.14%
Distribution and/or Shareholder Services (12b-1) Fees	0.50%
Administrative Services Fee	0.10%
Other Expenses	41.67%
Acquired Fund Fees and Expenses	0.70%
Total Annual Portfolio Operating Expenses[3]	43.11%
Waivers and Reimbursements[4]	(41.88)%
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	1.23%

1	The expense ratio has been adjusted to reflect current contractual rates.

2	Effective April 30, 2013, the Portfolio’s Management Fee structure was changed to a “bifurcated fee” structure as follows: an annual rate of 0.10% of the Portfolio’s average daily net assets invested in Underlying Funds within the ING Funds complex, and 0.30% of the Portfolio’s average daily net assets invested in direct investments, which include, but are not limited to, exchange-traded funds, securities issued by non-investment company issuers, such as operating companies, and derivative instruments. The Management Fee reflected in the table is calculated based on an estimated investment of 20% of the Portfolio’s assets in direct investments.

3	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

4	The adviser is contractually obligated to limit expenses to 1.23% of Class S2 shares through at least May 1, 2018; the obligation does not extend to interest, taxes, brokerage commissions, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years. The distributor is contractually obligated to waive 0.10% of the distribution fee through May 1, 2014. There is no guarantee that the distribution fee waiver will continue after May 1, 2014. The distribution fee waiver will only renew if the distributor elects to renew it.

Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
S2	$125	390	676	10,693

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-, three-, and five-year periods and the first five years of the ten-year period.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Example, affect the Portfolio’s performance.

During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 76% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests in a combination of Underlying Funds, which are actively managed funds or passively managed funds (index funds), that invest in U.S. stocks, international stocks, U.S. bonds, and other debt instruments and the Portfolio uses an asset allocation strategy designed for investors expecting to retire around the year 2030. The Portfolio’s current approximate target investment allocations (expressed as a percentage of its net assets) among the Underlying Funds are as follows: 75% in equity securities; and 25% in debt instruments. As these are Target Allocations, the actual allocations of the Portfolio’s assets may deviate from the percentages shown.

The Target Allocations are measured with reference to the primary investment strategies of the Underlying Funds; actual exposure to equity securities and debt instruments will vary from the Target Allocations if an Underlying Fund is not substantially invested in accordance with its primary investment strategy. The Portfolio may periodically deviate from the Target Allocations based on an assessment of the current market conditions or other factors. Generally, the deviations fall within the range of +/- 10% relative to the current Target Allocations. The sub-adviser (“Sub-Adviser”)

ING Solution 2030 Portfolio	47

may determine, in light of market conditions or other factors, to deviate by a wider margin in order to protect the Portfolio, achieve its investment objective, or to take advantage of particular opportunities.

The Underlying Funds provide exposure to a wide range of traditional asset classes which include stocks, bonds, and cash and non-traditional asset classes (also known as alternative strategies) which include, but are not limited to, real estate, commodities, and floating rate loans.

Equity securities in which the Underlying Funds invest include, but are not limited to, domestic and international large-, mid-, and small-capitalization stocks (may be growth oriented, value oriented, or a blend); emerging market securities; domestic and international real estate stocks, including real estate investment trusts; and natural resource/commodity securities.

Debt instruments in which the Underlying Funds invest include, but are not limited to, domestic and international intermediate, long-term and short-term bonds; high-yield bonds commonly referred to as “junk bonds;” floating rate loans; and Treasury inflation protected securities.

The Portfolio may also invest in derivatives, including futures, and swaps (including interest rate swaps, total return swaps, and credit default swaps), to make tactical asset allocations, to seek to minimize risk, and to assist in managing cash.

The Portfolio may invest up to 20% of its total assets in exchange-traded funds.

The Portfolio may also allocate in the future to the following asset class: emerging markets debt instruments. There can be no assurance that this allocation will occur.

The Portfolio is designed primarily for long-term investors in tax-advantaged accounts. The Portfolio is structured and managed around a specific target retirement or financial goal date 2030 (“Target Date”). The Target Date is the approximate year that an investor in the Portfolio would plan to make withdrawals from the Portfolio for retirement or other financial goals. The chart below shows the glide path and illustrates how the equity securities and debt instruments allocations will change over time. Generally, the Portfolio’s glide path will transition to the target asset allocations illustrated below on an annual basis and become more conservative as the Portfolio approaches the Target Date. As the Portfolio approaches its Target Date in 2030, the Portfolio’s Target Allocation is anticipated to be the same as that of ING Solution Income Portfolio, which is equal to approximately 35% equity securities and 65% debt instruments.

As the Portfolio’s Target Allocation migrates toward that of ING Solution Income Portfolio by the Target Date, it is anticipated that the Portfolio would be merged with and into the ING Solution Income Portfolio. The ING Solution Income Portfolio is for those investors who are retired, nearing retirement or in need of making withdrawals from their portfolio soon.

In summary, the Portfolio is designed for an investor who plans to withdraw the value of the investor’s investments in the Portfolio gradually on or after the Target Date. The mix of investments in the Portfolio’s Target Allocation will change over time and seek to reduce investment risk as the Portfolio approaches its Target Date.

The Portfolio will be rebalanced periodically to return to the Target Allocation. The Target Allocation may be changed at any time by the Sub-Adviser.

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio, even near, at, or after the Target Date. There is no guarantee that the Portfolio will provide adequate income at and through your retirement or for any of your financial goals. The value of your investment in the Portfolio changes with the values of the Underlying Funds and their investments. Any of the following risks, among others, could affect the Portfolio’s or an Underlying Fund’s performance or cause the Portfolio or an Underlying Fund to lose money or to underperform market averages of other funds.

Asset Allocation   Assets will be allocated among Underlying Funds and markets based on judgments by the Adviser. There is a risk that the Portfolio may allocate assets to an Underlying Fund or asset class that underperforms other funds or asset classes.

Call   During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, an Underlying Fund would experience a decline in income.

Commodities   The operations and financial performance of companies in natural resources industries may be directly affected by commodity prices. This risk is exacerbated for those natural resources companies that own the underlying commodity.

48	ING Solution 2030 Portfolio

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Credit   Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Credit Default Swaps   The Portfolio or an Underlying Fund may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the Portfolio or an Underlying Fund pays a fee to protect against the risk that a security held by the Portfolio or the Underlying Fund will default. As a seller of the swap, the Portfolio or an Underlying Fund receives payment(s) in return for its obligation to pay the counterparty the full national value of the security in the event of a default of the security issuer. As a seller of a swap, the Portfolio or an Underlying Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio or an Underlying Fund would be subject to investment exposure on the notional value of the swap. Credit default swaps are largely unregulated and susceptible to liquidity, credit, and counterparty risks.

Currency   To the extent that an Underlying Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio or an Underlying Fund and reduce its returns. Derivatives may not perform as expected, so the Portfolio or an Underlying Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio or an Underlying Fund to the risk of improper valuation.

Floating Rate Loans   The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans and many floating rate loans are subject to restrictions on resale.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Underlying Funds experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Foreign investment risks may be greater in developing and emerging markets than in developed markets. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

High-Yield Securities   Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Index Strategy   The index selected may underperform the overall market and an Underlying Fund might fail to track its target index. The correlation between an Underlying Fund and index performance may be affected by the Underlying Fund’s expenses and the timing of purchases and redemptions of the Underlying Fund’s shares. An Underlying Fund’s actual holdings might not match the Index and the Underlying Fund’s effective exposure to index securities at any given time may not equal 100%.

Inflation-Indexed Bonds   If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Interest Rate   With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase an Underlying Fund’s exposure to risks associated with rising interest rates.

Liquidity   If a security is illiquid, an Underlying Fund might be unable to sell the security at a time when the manager might wish to sell, and the security could have the effect of decreasing the overall level of an Underlying Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount an Underlying Fund could realize upon disposition. An Underlying Fund may make investments that become less liquid in response

ING Solution 2030 Portfolio	49

to market developments or adverse investor perception. An Underlying Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to an Underlying Fund.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which the Underlying Funds invest. Rather, the market could favor securities to which the Underlying Funds are not exposed or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Underlying Funds costs and impair the ability of the Underlying Funds to achieve its investment objectives.

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio or an Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio and a proportionate share of the expenses of each Underlying Fund.

Real Estate Companies and Real Estate Investment Trusts (“REITs”)   Investing in real estate companies and REITs may subject an Underlying Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.

Sovereign Debt   These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the Portfolio’s Class S2 shares’ performance for the first full calendar year of operations, and the table compares the Portfolio’s Class S2 shares’ performance to the performance of a broad-based securities market index/indices for the same period. The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio’s past performance is no guarantee of future results.

Calendar Year Total Returns
(as of December 31)

Best quarter: 1st, 2012, 10.94% and Worst quarter: 2nd, 2012, (3.91)%

50	ING Solution 2030 Portfolio

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs (or since inception)	10 Yrs	Inception Date
Class S2%		13.60	20.17	N/A	10/03/11
S&P Target Date 2030 Index[1]	%	13.71	20.83	N/A	—

1	The index returns do not reflect deductions for fees, expenses, or taxes.

PORTFOLIO MANAGEMENT

Investment Adviser	Sub-Adviser
Directed Services LLC	ING Investment Management Co. LLC

Portfolio Managers
Heather Hackett, CFA	Halvard Kvaale,CIMA
Portfolio Manager (since 09/11)	Portfolio Manager (since 08/12)
Paul Zemsky, CFA
Portfolio Manager (since 09/11)

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

ING Solution 2030 Portfolio	51

ING Solution 2035 Portfolio

INVESTMENT OBJECTIVE

Until the day prior to its Target Date (defined below), the Portfolio seeks to provide total return consistent with an asset allocation targeted at retirement in approximately 2035. On the Target Date, the Portfolio’s investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

FEES AND EXPENSES OF THE PORTFOLIO

The tables describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The tables do not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

On March 18, 2013, shareholders of the Portfolio were sent a proxy statement, which asked shareholders to approve a new fee structure (the “Amended Fee Structure”), which would modify the fees payable to the Adviser. Under the proposed Amended Fee Structure, the current Management Fee rate would continue to be charged with respect to assets invested in underlying funds in the ING Fund Complex (“Underlying Funds”), but a higher Management Fee rate would be charged on assets invested in other types of securities.

If the Amended Fee Structure is approved by shareholders, the fees you would pay if you buy and hold shares of the Portfolio will change. The current fee structure is reflected in Fee Table A below. The Amended Fee Structure is reflected below in Fee Table B. Similarly, if the Amended Fee Structure is approved, the expenses you pay as a shareholder of the Portfolio may change. An example intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds is also included below. Expense Example Table A shows an example based on the current fee structure. Expense Example Table B shows an example based on the Amended Fee Structure.

There is no guarantee that shareholders will approve the Amended Fee Structure, in which case the Portfolio will continue to operate under the current fee structure. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Portfolio’s website at www.INGFunds.com/vp/literature.

Fee Table A - Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class	S2
Management Fee	0.10%
Distribution and/or Shareholder Services (12b-1) Fees	0.50%
Administrative Services Fee	0.10%
Other Expenses	0.03%
Acquired Fund Fees and Expenses	0.75%
Total Annual Portfolio Operating Expenses[2]	1.48%
Waivers and Reimbursements[3]	(0.21)%
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	1.27%

1	The expense ratio has been adjusted to reflect current fees.

2	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

3	The adviser is contractually obligated to limit expenses to 0.52% of Class S2 shares through May 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years. The distributor is contractually obligated to waive 0.10% of the distribution fee through May 1, 2014. There is no guarantee that the distribution fee waiver will continue after May 1, 2014. The distribution fee waiver will only renew if the distributor elects to renew it.

Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Example Table A

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
S2	$129	447	788	1,750

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.

Fee Table B - Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class	S2
Management Fee[2]	0.14%
Distribution and/or Shareholder Services (12b-1) Fees	0.50%
Administrative Services Fee	0.10%
Other Expenses	0.03%
Acquired Fund Fees and Expenses	0.75%

52	ING Solution 2035 Portfolio

Class	S2
Total Annual Portfolio Operating Expenses[3]	1.52%
Waivers and Reimbursements[4]	(0.25)%
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	1.27%

1	The expense ratio has been adjusted to reflect current contractual rates.

2	Pending shareholder approval, the Portfolio’s Management Fee structure was changed to a “bifurcated fee” structure as follows: an annual rate of 0.10% of the Portfolio’s average daily net assets invested in Underlying Funds within the ING Funds complex, and 0.30% of the Portfolio’s average daily net assets invested in direct investments, which include, but are not limited to, exchange-traded funds, securities issued by non-investment company issuers, such as operating companies, and derivative instruments. The Management Fee reflected in the table is calculated based on an estimated investment of 20% of the Portfolio’s assets in direct investments.

3	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

4	The adviser is contractually obligated to limit expenses to 1.27% of Class S2 shares through at least May 1, 2018; the obligation does not extend to interest, taxes, brokerage commissions, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years. The distributor is contractually obligated to waive 0.10% of the distribution fee through May 1, 2014. There is no guarantee that the distribution fee waiver will continue after May 1, 2014. The distribution fee waiver will only renew if the distributor elects to renew it.

Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Example Table B

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
S2	$129	403	697	1,692

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-, three-, and five-year periods and the first five years of the ten-year period.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Example, affect the Portfolio’s performance.

During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 58% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests in a combination of Underlying Funds, which are actively managed funds or passively managed funds (index funds), that invest in U.S. stocks, international stocks, U.S. bonds, and other debt instruments and the Portfolio uses an asset allocation strategy designed for investors expecting to retire around the year 2035. The Portfolio’s current approximate target investment allocations (expressed as a percentage of its net assets) among the Underlying Funds are as follows: 83% in equity securities; and 17% in debt instruments. As these are Target Allocations, the actual allocations of the Portfolio’s assets may deviate from the percentages shown.

The Target Allocations are measured with reference to the primary investment strategies of the Underlying Funds; actual exposure to equity securities and debt instruments will vary from the Target Allocations if an Underlying Fund is not substantially invested in accordance with its primary investment strategy. The Portfolio may periodically deviate from the Target Allocations based on an assessment of the current market conditions or other factors. Generally, the deviations fall within the range of +/- 10% relative to the current Target Allocations. The Portfolio may, in light of market conditions or other factors, deviate by a wider margin in order to protect the Portfolio, achieve its investment objective, or to take advantage of particular opportunities.

The Underlying Funds provide exposure to a wide range of traditional asset classes which include stocks, bonds, and cash and non-traditional asset classes (also known as alternative strategies) which include, but are not limited to, real estate, commodities, and floating rate loans.

Equity securities in which the Underlying Funds invest include, but are not limited to, domestic and international large-, mid-, and small-capitalization stocks (may be growth oriented, value oriented, or a blend); emerging market securities; domestic and international real estate stocks, including real estate investment trusts; and natural resource/commodity securities.

Debt instruments in which the Underlying Funds invest include, but are not limited to, domestic and international intermediate, long-term and short-term bonds; high-yield bonds commonly referred to as “junk bonds;” floating rate loans; and Treasury inflation protected securities.

The Portfolio may also invest in derivatives, including futures, and swaps (including interest rate swaps, total return swaps, and credit default swaps), to make tactical asset allocations, to seek to minimize risk, and to assist in managing cash.

The Portfolio may invest up to 20% of its total assets in exchange-traded funds.

The Portfolio may also allocate in the future to the following asset class: emerging markets debt instruments. There can be no assurance that this allocation will occur.

The Portfolio is designed primarily for long-term investors in tax-advantaged accounts. The Portfolio is structured and managed around a specific target retirement or financial goal date 2035 (“Target Date”). The Target Date is the approximate year that

ING Solution 2035 Portfolio	53

an investor in the Portfolio would plan to make withdrawals from the Portfolio for retirement or other financial goals. The chart below shows the glide path and illustrates how the equity securities and debt instruments allocations will change over time. Generally, the Portfolio’s glide path will transition to the target asset allocations illustrated below on an annual basis and become more conservative as the Portfolio approaches the Target Date. As the Portfolio approaches its Target Date in 2035, the Portfolio’s Target Allocation is anticipated to be the same as that of ING Solution Income Portfolio, which is equal to approximately 35% equity securities and 65% debt instruments.

As the Portfolio’s Target Allocation migrates toward that of ING Solution Income Portfolio by the Target Date, it is anticipated that the Portfolio would be merged with and into the ING Solution Income Portfolio. The ING Solution Income Portfolio is for those investors who are retired, nearing retirement or in need of making withdrawals from their portfolio soon.

In summary, the Portfolio is designed for an investor who plans to withdraw the value of the investor’s investments in the Portfolio gradually on or after the Target Date. The mix of investments in the Portfolio’s Target Allocation will change over time and seek to reduce investment risk as the Portfolio approaches its Target Date.

The Portfolio will be rebalanced periodically to return to the Target Allocation. The Target Allocation may be changed at any time by the Sub-Adviser.

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio, even near, at, or after the Target Date. There is no guarantee that the Portfolio will provide adequate income at and through your retirement or for any of your financial goals. The value of your investment in the Portfolio changes with the values of the Underlying Funds and their investments. Any of the following risks, among others, could affect the Portfolio’s or an Underlying Fund’s performance or cause the Portfolio or an Underlying Fund to lose money or to underperform market averages of other funds.

Asset Allocation   Assets will be allocated among Underlying Funds and markets based on judgments by the Adviser. There is a risk that the Portfolio may allocate assets to an Underlying Fund or asset class that underperforms other funds or asset classes.

Call   During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, an Underlying Fund would experience a decline in income.

Commodities   The operations and financial performance of companies in natural resources industries may be directly affected by commodity prices. This risk is exacerbated for those natural resources companies that own the underlying commodity.

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Credit   Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Credit Default Swaps   The Portfolio or an Underlying Fund may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the Portfolio or an Underlying Fund pays a fee to protect against the risk that a security held by the Portfolio or the Underlying Fund will default. As a seller of the swap, the Portfolio or an Underlying Fund receives payment(s) in return for its obligation to pay the counterparty the full national value of the security in the event of a default of the security issuer. As a seller of a swap, the Portfolio or an Underlying Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio or an Underlying Fund would be subject to investment exposure on the notional value of the swap. Credit default swaps are largely unregulated and susceptible to liquidity, credit, and counterparty risks.

Currency   To the extent that an Underlying Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio or an Underlying Fund and reduce its returns. Derivatives may not perform as expected, so the Portfolio or an Underlying Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio or an Underlying Fund to the risk of improper valuation.

54	ING Solution 2035 Portfolio

Floating Rate Loans   The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans and many floating rate loans are subject to restrictions on resale.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Underlying Funds experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Foreign investment risks may be greater in developing and emerging markets than in developed markets. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

High-Yield Securities   Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Index Strategy   The index selected may underperform the overall market and an Underlying Fund might fail to track its target index. The correlation between an Underlying Fund and index performance may be affected by the Underlying Fund’s expenses and the timing of purchases and redemptions of the Underlying Fund’s shares. An Underlying Fund’s actual holdings might not match the Index and the Underlying Fund’s effective exposure to index securities at any given time may not equal 100%.

Inflation-Indexed Bonds   If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Interest Rate   With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase an Underlying Fund’s exposure to risks associated with rising interest rates.

Liquidity   If a security is illiquid, an Underlying Fund might be unable to sell the security at a time when the manager might wish to sell, and the security could have the effect of decreasing the overall level of an Underlying Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount an Underlying Fund could realize upon disposition. An Underlying Fund may make investments that become less liquid in response to market developments or adverse investor perception. An Underlying Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to an Underlying Fund.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which the Underlying Funds invest. Rather, the market could favor securities to which the Underlying Funds are not exposed or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Underlying Funds costs and impair the ability of the Underlying Funds to achieve its investment objectives.

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio or an Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio and a proportionate share of the expenses of each Underlying Fund.

ING Solution 2035 Portfolio	55

Real Estate Companies and Real Estate Investment Trusts (“REITs”)   Investing in real estate companies and REITs may subject an Underlying Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.

Sovereign Debt   These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio’s Class S2 shares’ and Class S shares’ performance from year to year, and the table compares the Portfolio’s Class S2 shares’ and Class S shares’ performance to the performance of a broad-based securities market index/indices for the same period. Class S shares’ performance has been adjusted to reflect the higher expenses of Class S2 shares. The Class S2 shares and Class S shares of the Portfolio would have substantially similar performance because they invest in the same portfolio of securities. However, Class S shares’ performance would be higher than Class S2 shares’ performance because of the higher expenses paid by Class S2 shares. The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio’s past performance is no guarantee of future results.

The bar chart below shows the Portfolio’s adjusted Class S shares’ performance (2006-2009) and Class S2 shares’ performance (2010-2012).

Calendar Year Total Returns
(as of December 31 of each year)

Best quarter: 2nd, 2009, 18.06% and Worst quarter: 4th, 2008, (21.25)%

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs (or since inception)	10 Yrs (or since inception)	Inception Date
Class S2%		14.97	12.50	N/A	05/28/09
S&P Target Date 2035 Index[1]	%	14.41	13.30[2]	N/A	—
Russell 3000® Index[1]	%	16.42	15.94[2]	N/A	—
MSCI EAFE® Index[3]	%	17.32	8.69[2]	N/A	—
BCAB Index[1]	%	4.21	6.46[2]	N/A	—
Class S (adjusted)%		14.94	0.18	3.88	04/29/05
S&P Target Date 2035 Index[1]	%	14.41	1.93	5.39[2]	—
Russell 3000® Index[1]	%	16.42	2.04	5.37[2]	—
MSCI EAFE® Index[3]	%	17.32	(3.69)	4.05[2]	—
BCAB Index[1]	%	4.21	5.95	5.54[2]	—

1	The index returns do not reflect deductions for fees, expenses, or taxes.

2	Reflects index performance since the date closest to the Class’ inception for which data is available.

3	The index returns include the reinvestment of dividends and distributions net of withholding taxes, but do not reflect fees, brokerage commissions, or other expenses.

PORTFOLIO MANAGEMENT

On March 18, 2013, shareholders of the Portfolio were sent a proxy statement, which asked shareholders to approve the appointment of ING Investment Management Co., LLC as the Sub-Adviser to the Portfolio. If shareholders approve this proposal, ING Investment Management Co., LLC will become the Sub-Adviser to the Portfolio; however, the individuals listed as members of the Investment Committee will continue to be responsible for the day-to-day management of the Portfolio. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Portfolio’s website at www.INGFunds.com/vp/literature.

Investment Adviser
Directed Services LLC

56	ING Solution 2035 Portfolio

Investment Committee
Heather Hackett, CFA	Halvard Kvaale, CIMA
Committee Member (since 08/09)	Committee Member (since 08/12)
Paul Zemsky, CFA
Committee Member (since 12/07)

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

ING Solution 2035 Portfolio	57

ING Solution 2040 Portfolio

INVESTMENT OBJECTIVE

Until the day prior to its Target Date (defined below), the Portfolio seeks to provide total return consistent with an asset allocation targeted at retirement in approximately 2040. On the Target Date, the Portfolio’s investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

FEES AND EXPENSES OF THE PORTFOLIO

The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class	S2
Management Fee[2]	0.14%
Distribution and/or Shareholder Services (12b-1) Fees	0.50%
Administrative Services Fee	0.10%
Other Expenses	44.28%
Acquired Fund Fees and Expenses	0.75%
Total Annual Portfolio Operating Expenses[3]	45.77%
Waivers and Reimbursements[4]	(44.49)%
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	1.28%

1	The expense ratio has been adjusted to reflect current contractual rates.

2	Effective April 30, 2013, the Portfolio’s Management Fee structure was changed to a “bifurcated fee” structure as follows: an annual rate of 0.10% of the Portfolio’s average daily net assets invested in Underlying Funds within the ING Funds complex, and 0.30% of the Portfolio’s average daily net assets invested in direct investments, which include, but are not limited to, exchange-traded funds, securities issued by non-investment company issuers, such as operating companies, and derivative instruments. The Management Fee reflected in the table is calculated based on an estimated investment of 20% of the Portfolio’s assets in direct investments.

3	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

4	The adviser is contractually obligated to limit expenses to 1.28% of Class S2 shares through at least May 1, 2018; the obligation does not extend to interest, taxes, brokerage commissions, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years. The distributor is contractually obligated to waive 0.10% of the distribution fee through May 1, 2014. There is no guarantee that the distribution fee waiver will continue after May 1, 2014. The distribution fee waiver will only renew if the distributor elects to renew it.

Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
S2	$130	406	702	10,649

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-, three-, and five-year periods and the first five years of the ten-year period.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Example, affect the Portfolio’s performance.

During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 64% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests in a combination of Underlying Funds, which are actively managed funds or passively managed funds (index funds), that invest in U.S. stocks, international stocks, U.S. bonds, and other debt instruments and the Portfolio uses an asset allocation strategy designed for investors expecting to retire around the year 2040. The Portfolio’s current approximate target investment allocations (expressed as a percentage of its net assets) among the Underlying Funds are as follows: 91% in equity securities; and 9% in debt instruments. As these are Target Allocations, the actual allocations of the Portfolio’s assets may deviate from the percentages shown.

The Target Allocations are measured with reference to the primary investment strategies of the Underlying Funds; actual exposure to equity securities and debt instruments will vary from the Target Allocations if an Underlying Fund is not substantially invested in accordance with its primary investment strategy. The Portfolio may periodically deviate from the Target Allocations based on an assessment of the current market conditions or other factors. Generally, the deviations fall within the range of +/- 10% relative to the current Target Allocations. The sub-adviser (“Sub-Adviser”)

58	ING Solution 2040 Portfolio

may determine, in light of market conditions or other factors, to deviate by a wider margin in order to protect the Portfolio, achieve its investment objective, or to take advantage of particular opportunities.

The Underlying Funds provide exposure to a wide range of traditional asset classes which include stocks, bonds, and cash and non-traditional asset classes (also known as alternative strategies) which include, but are not limited to, real estate, commodities, and floating rate loans.

Equity securities in which the Underlying Funds invest include, but are not limited to, domestic and international large-, mid-, and small-capitalization stocks (may be growth oriented, value oriented, or a blend); emerging market securities; domestic and international real estate stocks, including real estate investment trusts; and natural resource/commodity securities.

Debt instruments in which the Underlying Funds invest include, but are not limited to, domestic and international intermediate, long-term and short-term bonds; high-yield bonds commonly referred to as “junk bonds;” floating rate loans; and Treasury inflation protected securities.

The Portfolio may also invest in derivatives, including futures, and swaps (including interest rate swaps, total return swaps, and credit default swaps), to make tactical asset allocations, to seek to minimize risk, and to assist in managing cash.

The Portfolio may invest up to 20% of its total assets in exchange-traded funds.

The Portfolio may also allocate in the future to the following asset class: emerging markets debt instruments. There can be no assurance that this allocation will occur.

The Portfolio is designed primarily for long-term investors in tax-advantaged accounts. The Portfolio is structured and managed around a specific target retirement or financial goal date 2040 (“Target Date”). The Target Date is the approximate year that an investor in the Portfolio would plan to make withdrawals from the Portfolio for retirement or other financial goals. The chart below shows the glide path and illustrates how the equity securities and debt instruments allocations will change over time. Generally, the Portfolio’s glide path will transition to the target asset allocations illustrated below on an annual basis and become more conservative as the Portfolio approaches the Target Date. As the Portfolio approaches its Target Date in 2040, the Portfolio’s Target Allocation is anticipated to be the same as that of ING Solution Income Portfolio, which is equal to approximately 35% equity securities and 65% debt instruments.

As the Portfolio’s Target Allocation migrates toward that of ING Solution Income Portfolio by the Target Date, it is anticipated that the Portfolio would be merged with and into the ING Solution Income Portfolio. The ING Solution Income Portfolio is for those investors who are retired, nearing retirement or in need of making withdrawals from their portfolio soon.

In summary, the Portfolio is designed for an investor who plans to withdraw the value of the investor’s investments in the Portfolio gradually on or after the Target Date. The mix of investments in the Portfolio’s Target Allocation will change over time and seek to reduce investment risk as the Portfolio approaches its Target Date.

The Portfolio will be rebalanced periodically to return to the Target Allocation. The Target Allocation may be changed at any time by the Sub-Adviser.

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio, even near, at, or after the Target Date. There is no guarantee that the Portfolio will provide adequate income at and through your retirement or for any of your financial goals. The value of your investment in the Portfolio changes with the values of the Underlying Funds and their investments. Any of the following risks, among others, could affect the Portfolio’s or an Underlying Fund’s performance or cause the Portfolio or an Underlying Fund to lose money or to underperform market averages of other funds.

Asset Allocation   Assets will be allocated among Underlying Funds and markets based on judgments by the Adviser. There is a risk that the Portfolio may allocate assets to an Underlying Fund or asset class that underperforms other funds or asset classes.

Call   During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, an Underlying Fund would experience a decline in income.

Commodities   The operations and financial performance of companies in natural resources industries may be directly affected by commodity prices. This risk is exacerbated for those natural resources companies that own the underlying commodity.

ING Solution 2040 Portfolio	59

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Credit   Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Credit Default Swaps   The Portfolio or an Underlying Fund may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the Portfolio or an Underlying Fund pays a fee to protect against the risk that a security held by the Portfolio or the Underlying Fund will default. As a seller of the swap, the Portfolio or an Underlying Fund receives payment(s) in return for its obligation to pay the counterparty the full national value of the security in the event of a default of the security issuer. As a seller of a swap, the Portfolio or an Underlying Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio or an Underlying Fund would be subject to investment exposure on the notional value of the swap. Credit default swaps are largely unregulated and susceptible to liquidity, credit, and counterparty risks.

Currency   To the extent that an Underlying Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio or an Underlying Fund and reduce its returns. Derivatives may not perform as expected, so the Portfolio or an Underlying Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio or an Underlying Fund to the risk of improper valuation.

Floating Rate Loans   The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans and many floating rate loans are subject to restrictions on resale.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Underlying Funds experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Foreign investment risks may be greater in developing and emerging markets than in developed markets. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

High-Yield Securities   Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Index Strategy   The index selected may underperform the overall market and an Underlying Fund might fail to track its target index. The correlation between an Underlying Fund and index performance may be affected by the Underlying Fund’s expenses and the timing of purchases and redemptions of the Underlying Fund’s shares. An Underlying Fund’s actual holdings might not match the Index and the Underlying Fund’s effective exposure to index securities at any given time may not equal 100%.

Inflation-Indexed Bonds   If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Interest Rate   With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase an Underlying Fund’s exposure to risks associated with rising interest rates.

Liquidity   If a security is illiquid, an Underlying Fund might be unable to sell the security at a time when the manager might wish to sell, and the security could have the effect of decreasing the overall level of an Underlying Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount an Underlying Fund could realize upon disposition. An Underlying Fund may make investments that become less liquid in response

60	ING Solution 2040 Portfolio

to market developments or adverse investor perception. An Underlying Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to an Underlying Fund.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which the Underlying Funds invest. Rather, the market could favor securities to which the Underlying Funds are not exposed or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Underlying Funds costs and impair the ability of the Underlying Funds to achieve its investment objectives.

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio or an Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio and a proportionate share of the expenses of each Underlying Fund.

Real Estate Companies and Real Estate Investment Trusts (“REITs”)   Investing in real estate companies and REITs may subject an Underlying Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.

Sovereign Debt   These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the Portfolio’s Class S2 shares’ performance for the first full calendar year of operations, and the table compares the Portfolio’s Class S2 shares’ performance to the performance of a broad-based securities market index/indices for the same period. The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio’s past performance is no guarantee of future results.

Calendar Year Total Returns
(as of December 31)

Best quarter: 1st, 2012, 12.47% and Worst quarter: 2nd, 2012, (4.91)%

ING Solution 2040 Portfolio	61

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs (or since inception)	10 Yrs	Inception Date
Class S2%		14.91	22.79	N/A	10/03/11
S&P Target Date 2040 Index[1]	%	14.98	22.84	N/A	—

1	The index returns do not reflect deductions for fees, expenses, or taxes.

PORTFOLIO MANAGEMENT

Investment Adviser	Sub-Adviser
Directed Services LLC	ING Investment Management Co. LLC

Portfolio Managers
Heather Hackett, CFA	Halvard Kvaale,CIMA
Portfolio Manager (since 09/11)	Portfolio Manager (since 08/12)
Paul Zemsky, CFA
Portfolio Manager (since 09/11)

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

62	ING Solution 2040 Portfolio

ING Solution 2045 Portfolio

INVESTMENT OBJECTIVE

Until the day prior to its Target Date (defined below), the Portfolio seeks to provide total return consistent with an asset allocation targeted at retirement in approximately 2045. On the Target Date, the Portfolio’s investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

FEES AND EXPENSES OF THE PORTFOLIO

The tables describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The tables do not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

On March 18, 2013, shareholders of the Portfolio were sent a proxy statement, which asked shareholders to approve a new fee structure (the “Amended Fee Structure”), which would modify the fees payable to the Adviser. Under the proposed Amended Fee Structure, the current Management Fee rate would continue to be charged with respect to assets invested in underlying funds in the ING Fund Complex (“Underlying Funds”), but a higher Management Fee rate would be charged on assets invested in other types of securities.

If the Amended Fee Structure is approved by shareholders, the fees you would pay if you buy and hold shares of the Portfolio will change. The current fee structure is reflected in Fee Table A below. The Amended Fee Structure is reflected below in Fee Table B. Similarly, if the Amended Fee Structure is approved, the expenses you pay as a shareholder of the Portfolio may change. An example intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds is also included below. Expense Example Table A shows an example based on the current fee structure. Expense Example Table B shows an example based on the Amended Fee Structure.

There is no guarantee that shareholders will approve the Amended Fee Structure, in which case the Portfolio will continue to operate under the current fee structure. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Portfolio’s website at www.INGFunds.com/vp/literature.

Fee Table A - Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class	S2
Management Fee	0.10%
Distribution and/or Shareholder Services (12b-1) Fees	0.50%
Administrative Services Fee	0.10%
Other Expenses	0.03%
Acquired Fund Fees and Expenses	0.77%
Total Annual Portfolio Operating Expenses[2]	1.50%
Waivers and Reimbursements[3]	(0.21)%
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	1.29%

1	The expense ratio has been adjusted to reflect current fees.

2	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

3	The adviser is contractually obligated to limit expenses to 0.52% of Class S2 shares through May 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years. The distributor is contractually obligated to waive 0.10% of the distribution fee through May 1, 2014. There is no guarantee that the distribution fee waiver will continue after May 1, 2014. The distribution fee waiver will only renew if the distributor elects to renew it.

Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Example Table A

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
S2	$131	454	799	1,773

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.

Fee Table B - Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class	S2
Management Fee[2]	0.14%
Distribution and/or Shareholder Services (12b-1) Fees	0.50%
Administrative Services Fee	0.10%
Other Expenses	0.03%
Acquired Fund Fees and Expenses	0.77%

ING Solution 2045 Portfolio	63

Class	S2
Total Annual Portfolio Operating Expenses[3]	1.54%
Waivers and Reimbursements[4]	(0.25)%
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	1.29%

1	The expense ratio has been adjusted to reflect current contractual rates.

2	Pending shareholder approval, the Portfolio’s Management Fee structure was changed to a “bifurcated fee” structure as follows: an annual rate of 0.10% of the Portfolio’s average daily net assets invested in Underlying Funds within the ING Funds complex, and 0.30% of the Portfolio’s average daily net assets invested in direct investments, which include, but are not limited to, exchange-traded funds, securities issued by non-investment company issuers, such as operating companies, and derivative instruments. The Management Fee reflected in the table is calculated based on an estimated investment of 20% of the Portfolio’s assets in direct investments.

3	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

4	The adviser is contractually obligated to limit expenses to 1.29% of Class S2 shares through at least May 1, 2018; the obligation does not extend to interest, taxes, brokerage commissions, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years. The distributor is contractually obligated to waive 0.10% of the distribution fee through May 1, 2014. There is no guarantee that the distribution fee waiver will continue after May 1, 2014. The distribution fee waiver will only renew if the distributor elects to renew it.

Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Example Table B

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
S2	$131	409	708	1,715

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-, three-, and five-year periods and the first five years of the ten-year period.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Example, affect the Portfolio’s performance.

During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 50% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests in a combination of Underlying Funds, which are actively managed funds or passively managed funds (index funds), that invest in U.S. stocks, international stocks, U.S. bonds, and other debt instruments and the Portfolio uses an asset allocation strategy designed for investors expecting to retire around the year 2045. The Portfolio’s current approximate target investment allocations (expressed as a percentage of its net assets) among the Underlying Funds are as follows: 95% in equity securities; and 5% in debt instruments. As these are Target Allocations, the actual allocations of the Portfolio’s assets may deviate from the percentages shown.

The Target Allocations are measured with reference to the primary investment strategies of the Underlying Funds; actual exposure to equity securities and debt instruments will vary from the Target Allocations if an Underlying Fund is not substantially invested in accordance with its primary investment strategy. The Portfolio may periodically deviate from the Target Allocations based on an assessment of the current market conditions or other factors. Generally, the deviations fall within the range of +/- 10% relative to the current Target Allocations. The Portfolio may, in light of market conditions or other factors, deviate by a wider margin in order to protect the Portfolio, achieve its investment objective, or to take advantage of particular opportunities.

The Underlying Funds provide exposure to a wide range of traditional asset classes which include stocks, bonds, and cash and non-traditional asset classes (also known as alternative strategies) which include, but are not limited to, real estate, commodities, and floating rate loans.

Equity securities in which the Underlying Funds invest include, but are not limited to, domestic and international large-, mid-, and small-capitalization stocks (may be growth oriented, value oriented, or a blend); emerging market securities; domestic and international real estate stocks, including real estate investment trusts; and natural resource/commodity securities.

Debt instruments in which the Underlying Funds invest include, but are not limited to, domestic and international intermediate, long-term and short-term bonds; high-yield bonds commonly referred to as “junk bonds;” floating rate loans; and Treasury inflation protected securities.

The Portfolio may also invest in derivatives, including futures, and swaps (including interest rate swaps, total return swaps, and credit default swaps), to make tactical asset allocations, to seek to minimize risk, and to assist in managing cash.

The Portfolio may invest up to 20% of its total assets in exchange-traded funds.

The Portfolio may also allocate in the future to the following asset class: emerging markets debt instruments. There can be no assurance that this allocation will occur.

The Portfolio is designed primarily for long-term investors in tax-advantaged accounts. The Portfolio is structured and managed around a specific target retirement or financial goal date 2045 (“Target Date”). The Target Date is the approximate year that

64	ING Solution 2045 Portfolio

an investor in the Portfolio would plan to make withdrawals from the Portfolio for retirement or other financial goals. The chart below shows the glide path and illustrates how the equity securities and debt instruments allocations will change over time. Generally, the Portfolio’s glide path will transition to the target asset allocations illustrated below on an annual basis and become more conservative as the Portfolio approaches the Target Date. As the Portfolio approaches its Target Date in 2045, the Portfolio’s Target Allocation is anticipated to be the same as that of ING Solution Income Portfolio, which is equal to approximately 35% equity securities and 65% debt instruments.

As the Portfolio’s Target Allocation migrates toward that of ING Solution Income Portfolio by the Target Date, it is anticipated that the Portfolio would be merged with and into the ING Solution Income Portfolio. The ING Solution Income Portfolio is for those investors who are retired, nearing retirement or in need of making withdrawals from their portfolio soon.

In summary, the Portfolio is designed for an investor who plans to withdraw the value of the investor’s investments in the Portfolio gradually on or after the Target Date. The mix of investments in the Portfolio’s Target Allocation will change over time and seek to reduce investment risk as the Portfolio approaches its Target Date.

The Portfolio will be rebalanced periodically to return to the Target Allocation. The Target Allocation may be changed at any time by the Sub-Adviser.

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio, even near, at, or after the Target Date. There is no guarantee that the Portfolio will provide adequate income at and through your retirement or for any of your financial goals. The value of your investment in the Portfolio changes with the values of the Underlying Funds and their investments. Any of the following risks, among others, could affect the Portfolio’s or an Underlying Fund’s performance or cause the Portfolio or an Underlying Fund to lose money or to underperform market averages of other funds.

Asset Allocation   Assets will be allocated among Underlying Funds and markets based on judgments by the Adviser. There is a risk that the Portfolio may allocate assets to an Underlying Fund or asset class that underperforms other funds or asset classes.

Call   During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, an Underlying Fund would experience a decline in income.

Commodities   The operations and financial performance of companies in natural resources industries may be directly affected by commodity prices. This risk is exacerbated for those natural resources companies that own the underlying commodity.

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Credit   Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Credit Default Swaps   The Portfolio or an Underlying Fund may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the Portfolio or an Underlying Fund pays a fee to protect against the risk that a security held by the Portfolio or the Underlying Fund will default. As a seller of the swap, the Portfolio or an Underlying Fund receives payment(s) in return for its obligation to pay the counterparty the full national value of the security in the event of a default of the security issuer. As a seller of a swap, the Portfolio or an Underlying Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio or an Underlying Fund would be subject to investment exposure on the notional value of the swap. Credit default swaps are largely unregulated and susceptible to liquidity, credit, and counterparty risks.

Currency   To the extent that an Underlying Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio or an Underlying Fund and reduce its returns. Derivatives may not perform as expected, so the Portfolio or an Underlying Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio or an Underlying Fund to the risk of improper valuation.

ING Solution 2045 Portfolio	65

Floating Rate Loans   The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans and many floating rate loans are subject to restrictions on resale.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Underlying Funds experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Foreign investment risks may be greater in developing and emerging markets than in developed markets. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

High-Yield Securities   Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Index Strategy   The index selected may underperform the overall market and an Underlying Fund might fail to track its target index. The correlation between an Underlying Fund and index performance may be affected by the Underlying Fund’s expenses and the timing of purchases and redemptions of the Underlying Fund’s shares. An Underlying Fund’s actual holdings might not match the Index and the Underlying Fund’s effective exposure to index securities at any given time may not equal 100%.

Inflation-Indexed Bonds   If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Interest Rate   With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase an Underlying Fund’s exposure to risks associated with rising interest rates.

Liquidity   If a security is illiquid, an Underlying Fund might be unable to sell the security at a time when the manager might wish to sell, and the security could have the effect of decreasing the overall level of an Underlying Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount an Underlying Fund could realize upon disposition. An Underlying Fund may make investments that become less liquid in response to market developments or adverse investor perception. An Underlying Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to an Underlying Fund.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which the Underlying Funds invest. Rather, the market could favor securities to which the Underlying Funds are not exposed or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Underlying Funds costs and impair the ability of the Underlying Funds to achieve its investment objectives.

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio or an Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio and a proportionate share of the expenses of each Underlying Fund.

66	ING Solution 2045 Portfolio

Real Estate Companies and Real Estate Investment Trusts (“REITs”)   Investing in real estate companies and REITs may subject an Underlying Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.

Sovereign Debt   These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio’s Class S2 shares’ and Class S shares’ performance from year to year, and the table compares the Portfolio’s Class S2 shares’ and Class S shares’ performance to the performance of a broad-based securities market index/indices for the same period. Class S shares’ performance has been adjusted to reflect the higher expenses of Class S2 shares. The Class S2 shares and Class S shares of the Portfolio would have substantially similar performance because they invest in the same portfolio of securities. However, Class S shares’ performance would be higher than Class S2 shares’ performance because of the higher expenses paid by Class S2 shares. The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio’s past performance is no guarantee of future results.

The bar chart below shows the Portfolio’s adjusted Class S shares’ performance (2006-2009) and Class S2 shares’ performance (2010-2012).

Calendar Year Total Returns
(as of December 31 of each year)

Best quarter: 2nd, 2009, 19.54% and Worst quarter: 4th, 2008, (23.09)%

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs (or since inception)	10 Yrs (or since inception)	Inception Date
Class S2%		15.37	12.79	N/A	05/28/09
S&P Target Date 2045 Index[1]	%	15.43	13.65[2]	N/A	—
Russell 3000® Index[1]	%	16.42	15.94[2]	N/A	—
MSCI EAFE® Index[3]	%	17.32	8.69[2]	N/A	—
BCAB Index[1]	%	4.21	6.46[2]	N/A	—
Class S (adjusted)%		15.29	(0.45)	3.86	04/29/05
S&P Target Date 2045 Index[1]	%	15.43	1.46	N/A4	—
Russell 3000® Index[1]	%	16.42	2.04	5.37[2]	—
MSCI EAFE® Index[3]	%	17.32	(3.69)	4.05[2]	—
BCAB Index[1]	%	4.21	5.95	5.54[2]	—

1	The index returns do not reflect deductions for fees, expenses, or taxes.

2	Reflects index performance since the date closest to the Class’ inception for which data is available.

3	The index returns include the reinvestment of dividends and distributions net of withholding taxes, but do not reflect fees, brokerage commissions, or other expenses.

4	The inception date of the S&P Target Date 2045 Index is May 31, 2005.

PORTFOLIO MANAGEMENT

On March 18, 2013, shareholders of the Portfolio were sent a proxy statement, which asked shareholders to approve the appointment of ING Investment Management Co., LLC as the Sub-Adviser to the Portfolio. If shareholders approve this proposal, ING Investment Management Co., LLC will become the Sub-Adviser to the Portfolio; however, the individuals listed as members of the Investment Committee will continue to be responsible for the day-to-day management of the Portfolio. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Portfolio’s website at www.INGFunds.com/vp/literature.

Investment Adviser
Directed Services LLC

ING Solution 2045 Portfolio	67

Investment Committee
Heather Hackett, CFA	Halvard Kvaale, CIMA
Committee Member (since 08/09)	Committee Member (since 08/12)
Paul Zemsky, CFA
Committee Member (since 12/07)

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

68	ING Solution 2045 Portfolio

ING Solution 2050 Portfolio

INVESTMENT OBJECTIVE

Until the day prior to its Target Date (defined below), the Portfolio seeks to provide total return consistent with an asset allocation targeted at retirement in approximately 2050. On the Target Date, the Portfolio’s investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

FEES AND EXPENSES OF THE PORTFOLIO

The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class	S2
Management Fee[2]	0.14%
Distribution and/or Shareholder Services (12b-1) Fees	0.50%
Administrative Services Fee	0.10%
Other Expenses	41.09%
Acquired Fund Fees and Expenses	0.76%
Total Annual Portfolio Operating Expenses[3]	42.59%
Waivers and Reimbursements[4]	(41.30)%
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	1.29%

1	The expense ratio has been adjusted to reflect current contractual rates.

2	Effective April 30, 2013, the Portfolio’s Management Fee structure was changed to a “bifurcated fee” structure as follows: an annual rate of 0.10% of the Portfolio’s average daily net assets invested in Underlying Funds within the ING Funds complex, and 0.30% of the Portfolio’s average daily net assets invested in direct investments, which include, but are not limited to, exchange-traded funds, securities issued by non-investment company issuers, such as operating companies, and derivative instruments. The Management Fee reflected in the table is calculated based on an estimated investment of 20% of the Portfolio’s assets in direct investments.

3	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

4	The adviser is contractually obligated to limit expenses to 1.29% of Class S2 shares through at least May 1, 2018; the obligation does not extend to interest, taxes, brokerage commissions, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years. The distributor is contractually obligated to waive 0.10% of the distribution fee through May 1, 2014. There is no guarantee that the distribution fee waiver will continue after May 1, 2014. The distribution fee waiver will only renew if the distributor elects to renew it.

Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
S2	$131	409	708	10,701

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-, three-, and five-year periods and the first five years of the ten-year period.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Example, affect the Portfolio’s performance.

During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 59% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests in a combination of Underlying Funds, which are actively managed funds or passively managed funds (index funds), that invest in U.S. stocks, international stocks, U.S. bonds, and other debt instruments and the Portfolio uses an asset allocation strategy designed for investors expecting to retire around the year 2050. The Portfolio’s current approximate target investment allocations (expressed as a percentage of its net assets) among the Underlying Funds are as follows: 95% in equity securities; and 5% in debt instruments. As these are Target Allocations, the actual allocations of the Portfolio’s assets may deviate from the percentages shown.

The Target Allocations are measured with reference to the primary investment strategies of the Underlying Funds; actual exposure to equity securities and debt instruments will vary from the Target Allocations if an Underlying Fund is not substantially invested in accordance with its primary investment strategy. The Portfolio may periodically deviate from the Target Allocations based on an assessment of the current market conditions or other factors. Generally, the deviations fall within the range of +/- 10% relative to the current Target Allocations. The sub-adviser (“Sub-Adviser”)

ING Solution 2050 Portfolio	69

may determine, in light of market conditions or other factors, to deviate by a wider margin in order to protect the Portfolio, achieve its investment objective, or to take advantage of particular opportunities.

The Underlying Funds provide exposure to a wide range of traditional asset classes which include stocks, bonds, and cash and non-traditional asset classes (also known as alternative strategies) which include, but are not limited to, real estate, commodities, and floating rate loans.

Equity securities in which the Underlying Funds invest include, but are not limited to, domestic and international large-, mid-, and small-capitalization stocks (may be growth oriented, value oriented, or a blend); emerging market securities; domestic and international real estate stocks, including real estate investment trusts; and natural resource/commodity securities.

Debt instruments in which the Underlying Funds invest include, but are not limited to, domestic and international intermediate, long-term and short-term bonds; high-yield bonds commonly referred to as “junk bonds;” floating rate loans; and Treasury inflation protected securities.

The Portfolio may also invest in derivatives, including futures, and swaps (including interest rate swaps, total return swaps, and credit default swaps), to make tactical asset allocations, to seek to minimize risk, and to assist in managing cash.

The Portfolio may invest up to 20% of its total assets in exchange-traded funds.

The Portfolio may also allocate in the future to the following asset class: emerging markets debt instruments. There can be no assurance that this allocation will occur.

The Portfolio is designed primarily for long-term investors in tax-advantaged accounts. The Portfolio is structured and managed around a specific target retirement or financial goal date 2050 (“Target Date”). The Target Date is the approximate year that an investor in the Portfolio would plan to make withdrawals from the Portfolio for retirement or other financial goals. The chart below shows the glide path and illustrates how the equity securities and debt instruments allocations will change over time. Generally, the Portfolio’s glide path will transition to the target asset allocations illustrated below on an annual basis and become more conservative as the Portfolio approaches the Target Date. As the Portfolio approaches its Target Date in 2050, the Portfolio’s Target Allocation is anticipated to be the same as that of ING Solution Income Portfolio, which is equal to approximately 35% equity securities and 65% debt instruments.

As the Portfolio’s Target Allocation migrates toward that of ING Solution Income Portfolio by the Target Date, it is anticipated that the Portfolio would be merged with and into the ING Solution Income Portfolio. The ING Solution Income Portfolio is for those investors who are retired, nearing retirement or in need of making withdrawals from their portfolio soon.

In summary, the Portfolio is designed for an investor who plans to withdraw the value of the investor’s investments in the Portfolio gradually on or after the Target Date. The mix of investments in the Portfolio’s Target Allocation will change over time and seek to reduce investment risk as the Portfolio approaches its Target Date.

The Portfolio will be rebalanced periodically to return to the Target Allocation. The Target Allocation may be changed at any time by the Sub-Adviser.

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio, even near, at, or after the Target Date. There is no guarantee that the Portfolio will provide adequate income at and through your retirement or for any of your financial goals. The value of your investment in the Portfolio changes with the values of the Underlying Funds and their investments. Any of the following risks, among others, could affect the Portfolio’s or an Underlying Fund’s performance or cause the Portfolio or an Underlying Fund to lose money or to underperform market averages of other funds.

Asset Allocation   Assets will be allocated among Underlying Funds and markets based on judgments by the Adviser. There is a risk that the Portfolio may allocate assets to an Underlying Fund or asset class that underperforms other funds or asset classes.

Call   During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, an Underlying Fund would experience a decline in income.

Commodities   The operations and financial performance of companies in natural resources industries may be directly affected by commodity prices. This risk is exacerbated for those natural resources companies that own the underlying commodity.

70	ING Solution 2050 Portfolio

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Credit   Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Credit Default Swaps   The Portfolio or an Underlying Fund may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the Portfolio or an Underlying Fund pays a fee to protect against the risk that a security held by the Portfolio or the Underlying Fund will default. As a seller of the swap, the Portfolio or an Underlying Fund receives payment(s) in return for its obligation to pay the counterparty the full national value of the security in the event of a default of the security issuer. As a seller of a swap, the Portfolio or an Underlying Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio or an Underlying Fund would be subject to investment exposure on the notional value of the swap. Credit default swaps are largely unregulated and susceptible to liquidity, credit, and counterparty risks.

Currency   To the extent that an Underlying Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio or an Underlying Fund and reduce its returns. Derivatives may not perform as expected, so the Portfolio or an Underlying Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio or an Underlying Fund to the risk of improper valuation.

Floating Rate Loans   The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans and many floating rate loans are subject to restrictions on resale.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Underlying Funds experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Foreign investment risks may be greater in developing and emerging markets than in developed markets. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

High-Yield Securities   Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Index Strategy   The index selected may underperform the overall market and an Underlying Fund might fail to track its target index. The correlation between an Underlying Fund and index performance may be affected by the Underlying Fund’s expenses and the timing of purchases and redemptions of the Underlying Fund’s shares. An Underlying Fund’s actual holdings might not match the Index and the Underlying Fund’s effective exposure to index securities at any given time may not equal 100%.

Inflation-Indexed Bonds   If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Interest Rate   With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase an Underlying Fund’s exposure to risks associated with rising interest rates.

Liquidity   If a security is illiquid, an Underlying Fund might be unable to sell the security at a time when the manager might wish to sell, and the security could have the effect of decreasing the overall level of an Underlying Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount an Underlying Fund could realize upon disposition. An Underlying Fund may make investments that become less liquid in response

ING Solution 2050 Portfolio	71

to market developments or adverse investor perception. An Underlying Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to an Underlying Fund.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which the Underlying Funds invest. Rather, the market could favor securities to which the Underlying Funds are not exposed or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Underlying Funds costs and impair the ability of the Underlying Funds to achieve its investment objectives.

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio or an Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio and a proportionate share of the expenses of each Underlying Fund.

Real Estate Companies and Real Estate Investment Trusts (“REITs”)   Investing in real estate companies and REITs may subject an Underlying Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.

Sovereign Debt   These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the Portfolio’s Class S2 shares’ performance for the first full calendar year of operations, and the table compares the Portfolio’s Class S2 shares’ performance to the performance of a broad-based securities market index/indices for the same period. The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio’s past performance is no guarantee of future results.

Calendar Year Total Returns
(as of December 31)

Best quarter: 1st, 2012, 12.56% and Worst quarter: 2nd, 2012, (5.14)%

72	ING Solution 2050 Portfolio

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs (or since inception)	10 Yrs	Inception Date
Class S2%		14.90	22.78	N/A	10/03/11
S&P Target Date 2045 Index[1]	%	15.43	23.50	N/A	—

1	The index returns do not reflect deductions for fees, expenses or taxes.

PORTFOLIO MANAGEMENT

Investment Adviser	Sub-Adviser
Directed Services LLC	ING Investment Management Co. LLC

Portfolio Managers
Heather Hackett, CFA	Halvard Kvaale,CIMA
Portfolio Manager (since 09/11)	Portfolio Manager (since 08/12)
Paul Zemsky, CFA
Portfolio Manager (since 09/11)

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

ING Solution 2050 Portfolio	73

ING Solution 2055 Portfolio

INVESTMENT OBJECTIVE

Until the day prior to its Target Date (defined below), the Portfolio seeks to provide total return consistent with an asset allocation targeted at retirement in approximately 2055. On the Target Date, the Portfolio’s investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

FEES AND EXPENSES OF THE PORTFOLIO

The tables describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The tables do not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

On March 18, 2013, shareholders of the Portfolio were sent a proxy statement, which asked shareholders to approve a new fee structure (the “Amended Fee Structure”), which would modify the fees payable to the Adviser. Under the proposed Amended Fee Structure, the current Management Fee rate would continue to be charged with respect to assets invested in underlying funds in the ING Fund Complex (“Underlying Funds”), but a higher Management Fee rate would be charged on assets invested in other types of securities.

If the Amended Fee Structure is approved by shareholders, the fees you would pay if you buy and hold shares of the Portfolio will change. The current fee structure is reflected in Fee Table A below. The Amended Fee Structure is reflected below in Fee Table B. Similarly, if the Amended Fee Structure is approved, the expenses you pay as a shareholder of the Portfolio may change. An example intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds is also included below. Expense Example Table A shows an example based on the current fee structure. Expense Example Table B shows an example based on the Amended Fee Structure.

There is no guarantee that shareholders will approve the Amended Fee Structure, in which case the Portfolio will continue to operate under the current fee structure. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Portfolio’s website at www.INGFunds.com/vp/literature.

Fee Table A - Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class	S2
Management Fee	0.10%
Distribution and/or Shareholder Services (12b-1) Fees	0.50%
Administrative Services Fee	0.10%
Other Expenses	0.04%
Acquired Fund Fees and Expenses	0.77%
Total Annual Portfolio Operating Expenses[2]	1.51%
Waivers and Reimbursements[3]	(0.22)%
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	1.29%

1	The expense ratio has been adjusted to reflect current fees.

2	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

3	The adviser is contractually obligated to limit expenses to 0.52% of Class S2 shares through May 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years. The distributor is contractually obligated to waive 0.10% of the distribution fee through May 1, 2014. There is no guarantee that the distribution fee waiver will continue after May 1, 2014. The distribution fee waiver will only renew if the distributor elects to renew it.

Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Example Table A

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
S2	$131	456	803	1,783

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.

Fee Table B - Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class	S2
Management Fee[2]	0.14%
Distribution and/or Shareholder Services (12b-1) Fees	0.50%
Administrative Services Fee	0.10%
Other Expenses	0.04%
Acquired Fund Fees and Expenses	0.77%

74	ING Solution 2055 Portfolio

Class	S2
Total Annual Portfolio Operating Expenses[3]	1.55%
Waivers and Reimbursements[4]	(0.26)%
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	1.29%

1	The expense ratio has been adjusted to reflect current contractual rates.

2	Pending shareholder approval, the Portfolio’s Management Fee structure was changed to a “bifurcated fee” structure as follows: an annual rate of 0.10% of the Portfolio’s average daily net assets invested in Underlying Funds within the ING Funds complex, and 0.30% of the Portfolio’s average daily net assets invested in direct investments, which include, but are not limited to, exchange-traded funds, securities issued by non-investment company issuers, such as operating companies, and derivative instruments. The Management Fee reflected in the table is calculated based on an estimated investment of 20% of the Portfolio’s assets in direct investments.

3	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

4	The adviser is contractually obligated to limit expenses to 1.29% of Class S2 shares through at least May 1, 2018; the obligation does not extend to interest, taxes, brokerage commissions, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years. The distributor is contractually obligated to waive 0.10% of the distribution fee through May 1, 2014. There is no guarantee that the distribution fee waiver will continue after May 1, 2014. The distribution fee waiver will only renew if the distributor elects to renew it.

Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Example Table B

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
S2	$131	409	708	1,721

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-, three-, and five-year periods and the first five years of the ten-year period.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Example, affect the Portfolio’s performance.

During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 55% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests in a combination of Underlying Funds, which are actively managed funds or passively managed funds (index funds), that invest in U.S. stocks, international stocks, U.S. bonds, and other debt instruments and the Portfolio uses an asset allocation strategy designed for investors expecting to retire around the year 2055. The Portfolio’s current approximate target investment allocations (expressed as a percentage of its net assets) among the Underlying Funds are as follows: 95% in equity securities; and 5% in debt instruments. As these are Target Allocations, the actual allocations of the Portfolio’s assets may deviate from the percentages shown.

The Target Allocations are measured with reference to the primary investment strategies of the Underlying Funds; actual exposure to equity securities and debt instruments will vary from the Target Allocations if an Underlying Fund is not substantially invested in accordance with its primary investment strategy. The Portfolio may periodically deviate from the Target Allocations based on an assessment of the current market conditions or other factors. Generally, the deviations fall within the range of +/- 10% relative to the current Target Allocations. The Portfolio may, in light of market conditions or other factors, deviate by a wider margin in order to protect the Portfolio, achieve its investment objective, or to take advantage of particular opportunities.

The Underlying Funds provide exposure to a wide range of traditional asset classes which include stocks, bonds, and cash and non-traditional asset classes (also known as alternative strategies) which include, but are not limited to, real estate, commodities, and floating rate loans.

Equity securities in which the Underlying Funds invest include, but are not limited to, domestic and international large-, mid-, and small-capitalization stocks (may be growth oriented, value oriented, or a blend); emerging market securities; domestic and international real estate stocks, including real estate investment trusts; and natural resource/commodity securities.

Debt instruments in which the Underlying Funds invest include, but are not limited to, domestic and international intermediate, long-term and short-term bonds; high-yield bonds commonly referred to as “junk bonds;” floating rate loans; and Treasury inflation protected securities.

The Portfolio may also invest in derivatives, including futures, and swaps (including interest rate swaps, total return swaps, and credit default swaps), to make tactical asset allocations, to seek to minimize risk, and to assist in managing cash.

The Portfolio may invest up to 20% of its total assets in exchange-traded funds.

The Portfolio may also allocate in the future to the following asset class: emerging markets debt instruments. There can be no assurance that this allocation will occur.

The Portfolio is designed primarily for long-term investors in tax-advantaged accounts. The Portfolio is structured and managed around a specific target retirement or financial goal date 2055 (“Target Date”). The Target Date is the approximate year that

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an investor in the Portfolio would plan to make withdrawals from the Portfolio for retirement or other financial goals. The chart below shows the glide path and illustrates how the equity securities and debt instruments allocations will change over time. Generally, the Portfolio’s glide path will transition to the target asset allocations illustrated below on an annual basis and become more conservative as the Portfolio approaches the Target Date. As the Portfolio approaches its Target Date in 2055, the Portfolio’s Target Allocation is anticipated to be the same as that of ING Solution Income Portfolio, which is equal to approximately 35% equity securities and 65% debt instruments.

As the Portfolio’s Target Allocation migrates toward that of ING Solution Income Portfolio by the Target Date, it is anticipated that the Portfolio would be merged with and into the ING Solution Income Portfolio. The ING Solution Income Portfolio is for those investors who are retired, nearing retirement or in need of making withdrawals from their portfolio soon.

In summary, the Portfolio is designed for an investor who plans to withdraw the value of the investor’s investments in the Portfolio gradually on or after the Target Date. The mix of investments in the Portfolio’s Target Allocation will change over time and seek to reduce investment risk as the Portfolio approaches its Target Date.

The Portfolio will be rebalanced periodically to return to the Target Allocation. The Target Allocation may be changed at any time by the Sub-Adviser.

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio, even near, at, or after the Target Date. There is no guarantee that the Portfolio will provide adequate income at and through your retirement or for any of your financial goals. The value of your investment in the Portfolio changes with the values of the Underlying Funds and their investments. Any of the following risks, among others, could affect the Portfolio’s or an Underlying Fund’s performance or cause the Portfolio or an Underlying Fund to lose money or to underperform market averages of other funds.

Asset Allocation   Assets will be allocated among Underlying Funds and markets based on judgments by the Adviser. There is a risk that the Portfolio may allocate assets to an Underlying Fund or asset class that underperforms other funds or asset classes.

Call   During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, an Underlying Fund would experience a decline in income.

Commodities   The operations and financial performance of companies in natural resources industries may be directly affected by commodity prices. This risk is exacerbated for those natural resources companies that own the underlying commodity.

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Credit   Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Credit Default Swaps   The Portfolio or an Underlying Fund may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the Portfolio or an Underlying Fund pays a fee to protect against the risk that a security held by the Portfolio or the Underlying Fund will default. As a seller of the swap, the Portfolio or an Underlying Fund receives payment(s) in return for its obligation to pay the counterparty the full national value of the security in the event of a default of the security issuer. As a seller of a swap, the Portfolio or an Underlying Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio or an Underlying Fund would be subject to investment exposure on the notional value of the swap. Credit default swaps are largely unregulated and susceptible to liquidity, credit, and counterparty risks.

Currency   To the extent that an Underlying Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio or an Underlying Fund and reduce its returns. Derivatives may not perform as expected, so the Portfolio or an Underlying Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio or an Underlying Fund to the risk of improper valuation.

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Floating Rate Loans   The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans and many floating rate loans are subject to restrictions on resale.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Underlying Funds experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Foreign investment risks may be greater in developing and emerging markets than in developed markets. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

High-Yield Securities   Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Index Strategy   The index selected may underperform the overall market and an Underlying Fund might fail to track its target index. The correlation between an Underlying Fund and index performance may be affected by the Underlying Fund’s expenses and the timing of purchases and redemptions of the Underlying Fund’s shares. An Underlying Fund’s actual holdings might not match the Index and the Underlying Fund’s effective exposure to index securities at any given time may not equal 100%.

Inflation-Indexed Bonds   If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Interest Rate   With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase an Underlying Fund’s exposure to risks associated with rising interest rates.

Liquidity   If a security is illiquid, an Underlying Fund might be unable to sell the security at a time when the manager might wish to sell, and the security could have the effect of decreasing the overall level of an Underlying Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount an Underlying Fund could realize upon disposition. An Underlying Fund may make investments that become less liquid in response to market developments or adverse investor perception. An Underlying Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to an Underlying Fund.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which the Underlying Funds invest. Rather, the market could favor securities to which the Underlying Funds are not exposed or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Underlying Funds costs and impair the ability of the Underlying Funds to achieve its investment objectives.

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio or an Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio and a proportionate share of the expenses of each Underlying Fund.

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Real Estate Companies and Real Estate Investment Trusts (“REITs”)   Investing in real estate companies and REITs may subject an Underlying Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.

Sovereign Debt   These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio’s Class S2 shares’ performance from year to year, and the table compares the Portfolio’s Class S2 shares’ performance to the performance of a broad-based securities market index/indices for the same period. The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio’s past performance is no guarantee of future results.

Calendar Year Total Returns
(as of December 31 of each year)

Best quarter: 1st, 2012, 12.45% and Worst quarter: 3rd, 2011, (16.96)%

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs (or since inception)	10 Yrs	Inception Date
Class S2%		15.30	7.83	N/A	03/08/10
S&P Target Date 2045 Index[1]	%	15.43	10.26[2]	N/A	—

1	The index returns do not reflect deductions for fees, expenses or taxes.

2	Reflects index performance since the date closest to the Class’ inception for which data is available.

PORTFOLIO MANAGEMENT

On March 18, 2013, shareholders of the Portfolio were sent a proxy statement, which asked shareholders to approve the appointment of ING Investment Management Co., LLC as the Sub-Adviser to the Portfolio. If shareholders approve this proposal, ING Investment Management Co., LLC will become the Sub-Adviser to the Portfolio; however, the individuals listed as members of the Investment Committee will continue to be responsible for the day-to-day management of the Portfolio. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Portfolio’s website at www.INGFunds.com/vp/literature.

Investment Adviser
Directed Services LLC

Investment Committee
Heather Hackett, CFA	Halvard Kvaale, CIMA
Committee Member (since 03/10)	Committee Member (since 08/12)
Paul Zemsky, CFA
Committee Member (since 03/10)

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may

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apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

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KEY PORTFOLIO INFORMATION

This Prospectus contains information about the Portfolios and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.

The Portfolios’ Statement of Additional Information (“SAI”) is incorporated by reference into (legally made a part of) this Prospectus. It identifies investment restrictions, more detailed risk descriptions, a description of how the bond rating system works, and other information that may be helpful to you in your decision to invest. You may obtain a copy, without charge, from the Portfolios.

Other ING Funds may also be offered to the public that have similar names, investment objectives, and principal investment strategies as those of the Portfolios. You should be aware that a Portfolio is likely to differ from these other ING Funds in size and cash flow pattern. Accordingly, the performance of a Portfolio can be expected to vary from those of other ING Funds.

Each of the Portfolios is a series of ING Partners, Inc. (“Company”), a Maryland corporation. Each Portfolio is managed by Directed Services LLC (“DSL” or “Adviser”). ING Investment Management Co. LLC (“ING IM” or “Sub-Adviser”) is the Sub-Adviser to ING Solution Aggressive Portfolio, ING Solution 2020 Portfolio, ING Solution 2030 Portfolio, ING Solution 2040 Portfolio, and ING Solution 2050 Portfolio (the “Sub-Advised Portfolios”). ING IM serves as a consultant (“Consultant”) to ING Solution Balanced Portfolio (formerly, ING Solution Growth Portfolio), ING Solution Conservative Portfolio, ING Solution Income Portfolio, ING Solution Moderately Aggressive Portfolio (formerly, ING Solution Aggressive Growth Portfolio), ING Solution Moderately Conservative Portfolio (formerly, ING Solution Moderate Portfolio), ING Solution 2015 Portfolio, ING Solution 2025 Portfolio, ING Solution 2035 Portfolio, ING Solution 2045 Portfolio, and ING Solution 2055 Portfolio (the “Consultant Portfolios”). On March 18, 2013, shareholders of the Consultant Portfolios were sent a proxy statement, which asked shareholders to approve the appointment of ING IM as the Sub-Adviser to the Consultant Portfolios. If shareholders approve this proposal, ING IM will become the Sub-Adviser to the Consultant Portfolios. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Consultant Portfolios’ website at www.INGFunds.com/vp/literature.

The Adviser and the Sub-Adviser/Consultant are indirect, wholly-owned subsidiaries of ING U.S., Inc. For more information about the Portfolios, the Adviser and the Sub-Adviser, please read “Management of the Portfolios” later in this Prospectus and the SAI.

The Portfolios’ shares are classified into up to five classes of shares, Adviser Class (“Class ADV”), Service Class (“Class S”), Initial Class (“Class I”), Service 2 Class (“Class S2”), and Class T shares. The classes of shares of each Portfolio are identical except for different expenses, certain related rights, and certain shareholder services. All share classes of each Portfolio have a common investment objective and investment portfolio. Only Class S2 shares are offered in this Prospectus. Class S2 shares are not subject to any sales loads.

Conflicts of Interest

In making decisions on the allocation of the assets of the Portfolios among the Underlying Funds, the Adviser is subject to several conflicts of interest because it, or an affiliate, may serve as the investment adviser to the Portfolios, and it or an affiliate serves as adviser, or may serve as sub-adviser to an Underlying Fund. These conflicts could arise because the Adviser or its affiliates earn higher net advisory fees (the advisory fee received less any sub-advisory fee paid and fee waivers or expense subsidies) on some of the Underlying Funds than others. For example, where the Underlying Funds have a sub-adviser that is affiliated with the Adviser, the entire advisory fee is retained by an ING company. Even where the net advisory fee is not higher for Underlying Funds sub-advised by an affiliate of the Adviser, the Adviser may have an incentive to prefer affiliated sub-advisers for other reasons, such as increasing assets under management or supporting new investment strategies, which in turn would lead to increased income to ING. Further, the Adviser may believe that redemption from an Underlying Fund will be harmful to that Underlying Fund, the Adviser, or an affiliate. Therefore, the Adviser may have incentives to allocate and reallocate in a fashion that would advance its own economic interests, the economic interests of an affiliate, or the interests of an Underlying Fund rather than a Portfolio.

The Adviser has informed the Company’s Board that its investment process may be influenced by an affiliated insurance company that issues financial products in which the Portfolios are offered as investment options. In certain of those products an affiliated insurance company may offer guaranteed lifetime income or death benefits. The Adviser’s investment decisions for the Portfolios, including its allocation decisions with respect to the Portfolios’ Underlying Funds, may benefit the affiliated insurance company issuing such benefits. For example, selecting and allocating assets to Underlying Funds which invest primarily in fixed-income securities or in a more conservative or less volatile investment style, may reduce the regulatory

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KEY PORTFOLIO INFORMATION  (continued) capital requirements which the affiliated insurance company must satisfy to support its guarantees under its products, may help reduce the affiliated insurance company’s risk from the lifetime income or death benefits, or may make it easier for the insurance company to manage its risk through the use of various hedging techniques. The Adviser has developed an investment process using an allocation committee which seeks to ensure that the Portfolios are managed in the best interest of their shareholders. Further, the Adviser has adopted various policies and procedures that are intended to identify, monitor, and address actual or potential conflicts of interest. Nonetheless, investors bear the risk that the Adviser’s allocation decisions may be affected by its conflicts of interest.

Fundamental Policies

Fundamental investment policies contained in the SAI may not be changed without shareholder approval. The Board of Directors (“Board”) and/or the Adviser may change any other policies and investment strategies.

Portfolio Diversification

Each Portfolio is diversified, as such term is defined in the Investment Company Act of 1940 (“1940 Act”).

Investor Diversification

Although an investor may achieve the same level of diversification by investing directly in a variety of the Underlying Funds, the Portfolios provide investors with a means to simplify their investment decisions by investing in a single diversified portfolio. For more information about the Underlying Funds, please see “Key Information About the Underlying Funds” later in this Prospectus.

Although the Portfolios are designed to serve as a component of a diversified investment portfolio of securities, no single mutual fund can provide an appropriate investment program for all investors. You should evaluate the Portfolios in the context of your personal financial situation, investment objectives and other investments.

Combination with ING Solution Income Portfolio

When ING Solution 2015 Portfolio, ING Solution 2020 Portfolio, ING Solution 2025 Portfolio, ING Solution 2030 Portfolio, ING Solution 2035 Portfolio, ING Solution 2040 Portfolio, ING Solution 2045 Portfolio, ING Solution 2050 Portfolio and ING Solution 2055 Portfolio reach their respective Target Dates, they may be combined with ING Solution Income Portfolio, without a vote of shareholders if the Company’s Board determines that combining such Portfolio with ING Solution Income Portfolio would be in the best interests of the Portfolio and its shareholders. Prior to any combination (which likely would take the form of a re-organization and may occur on or after each Portfolio’s Target Date), a Portfolio will notify shareholders of such Portfolio of the combination and any tax consequences. If, and when, such a combination occurs, shareholders of a Portfolio will become shareholders of ING Solution Income Portfolio.

Temporary Defensive Strategies

When the Adviser or sub-adviser (if applicable) to a Portfolio anticipates unusual market or other conditions, the Portfolio may temporarily depart from its principal investment strategies as a defensive measure. In such circumstances, that Portfolio may invest in securities believed to present less risk, such as cash, cash equivalents, money market fund shares and other money market instruments, debt securities that are high quality or higher quality than normal, more liquid securities, or others. While a Portfolio invests defensively, it may not achieve its investment objective. A Portfolio’s defensive investment position may not be effective in protecting its value. It is impossible to predict accurately how long such alternative strategies may be utilized. The types of defensive positions in which a Portfolio may engage are identified and discussed in the SAI.

Percentage and Rating Limitations

The percentage and rating limitations on Portfolio investments listed in this Prospectus apply at the time of investment.

Investment Not Guaranteed

Please note your investment is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

Shareholder Reports

Each Portfolio’s fiscal year ends December 31. Each Portfolio will send financial statements to its shareholders at least semi-annually. An annual shareholder report containing financial statements audited by an independent registered public accounting firm will be sent to shareholders every year.

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MORE INFORMATION ABOUT THE PORTFOLIOS

Additional Information About the Investment Objectives

Each Portfolio’s investment objective is non-fundamental and may be changed by a vote of the Portfolio’s Board, without shareholder approval. A Portfolio will provide 60 days’ prior written notice of any change in a non-fundamental investment objective. There is no guarantee the Portfolios will achieve their respective investment objectives.

Additional Information About Principal Investment Strategies

The Portfolios invest in a combination of Underlying Funds that, in turn, invest directly in a wide range of U.S. and international stocks, U.S. bonds and other debt instruments; and uses asset allocation strategies to determine how much to invest in each Underlying Fund. The Portfolios are designed to meet the needs of investors who wish to seek exposure to various types of securities through a single diversified investment. For a complete description of each Portfolio’s principal investment strategies, please see the Portfolio’s summary prospectus or the summary section of this Prospectus.

Asset Allocation Process

On March 18, 2013, shareholders of those Portfolios identified as the “Consultant Portfolios” in the section of the Prospectus entitled “Key Portfolio Information,” were sent a proxy statement, which asked shareholders to approve the appointment of ING Investment Management Co., LLC as the Sub-Adviser to the Consultant Portfolios. If shareholders approve this proposal, ING Investment Management Co., LLC will become the Sub-Adviser to the Consultant Portfolios; however, the individuals listed as members of the Investment Committee will continue to be responsible for the day-to-day management of the Portfolio. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Consultant Portfolio’s website at www.INGFunds.com/vp/literature.

The Adviser and Sub-Adviser/Consultant have designed the Portfolios which were constructed and are managed using an asset allocation process to determine each Portfolio’s investment mix. This asset allocation process can be described as follows:

In the first stage, the mix of asset classes ( i.e .., stocks and fixed-income securities of various types) that the Sub-Adviser/Consultant believes is likely to produce the optimal return for each Portfolio is estimated. These estimates are made with reference to an investment model that incorporates historical and expected returns, standard deviations and correlation coefficients of various asset classes as well as other financial variables. The mix of asset classes arrived at for each Portfolio is called the “Target Allocation.” The Sub-Adviser/Consultant will review the Target Allocations at least annually regarding proposed changes. The Sub-Adviser/Consultant will also make tactical allocations to overweight certain asset classes and styles, while underweighting other asset classes. These tactical allocations are intended to be in response to changing market conditions, and to enable the Sub-Adviser/Consultant to shift to those asset classes that are expected to outperform under certain market conditions.

For the Consultant Portfolios, the Adviser has set up a team of professionals to consider and review the recommendations of the Consultant, and will retain discretion over implementation of the Consultant’s recommendations, as necessary.

In the second stage, the Sub-Adviser/Consultant determines the Underlying Funds in which the Portfolios invest to attain their Target Allocations. In choosing an Underlying Fund, the Sub-Adviser/Consultant considers, among other factors, the degree to which the Underlying Fund’s holdings or other characteristics correspond to the desired Target Allocation. The Sub-Adviser/Consultant, at any time, may change the Underlying Funds in which the Portfolios invest, may add or drop Underlying Funds, and may determine to make tactical changes in the Portfolios’ Target Allocations depending on market conditions. The Sub-Adviser/Consultant determines the Target Allocations and the selection of Underlying Funds.

Periodically, based upon a variety of quantitative and qualitative factors, the Sub-Adviser/Consultant uses economic and statistical methods to determine the optimal Target Allocations and ranges for the Portfolios, the resulting allocations to the Underlying Funds, and whether any Underlying Funds should be added or removed from the mix.

The factors considered may include the following: (i) the investment objective of each Portfolio and each of the Underlying Funds; (ii) economic and market forecasts; (iii) proprietary and third-party reports and analysis; (iv) the risk/return characteristics, relative performance, and volatility of Underlying Funds; and (v) the correlation and covariance among Underlying Funds.

As market prices of the Underlying Funds’ portfolio securities change, each Portfolio’s actual allocations will vary somewhat from its respective Target Allocation, although the percentages generally will remain within an acceptable range of the Target Allocations percentages, as determined by the Sub-Adviser/Consultant. If changes are made as described above,

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MORE INFORMATION ABOUT THE PORTFOLIOS  (continued) those changes will be reflected in the Prospectus. However, it may take some time to fully implement the changes. The Sub-Adviser/Consultant will implement the changes over a reasonable period of time while seeking to minimize disruptive effects and added costs to the Portfolios and the Underlying Funds.

The Sub-Adviser/Consultant intends to rebalance the Portfolios on at least a quarterly basis, but may rebalance more or less frequently as deemed appropriate, to attain the Target Allocations for the Portfolios. These allocations, however, are targets, and each Portfolio’s allocations could change substantially as the Underlying Funds’ asset values change due to market movements and portfolio manager decisions. On an ongoing basis, the actual mix of assets and included strategies for each Portfolio may deviate from the Target Allocation percentages. If the Sub-Adviser/Consultant believes it is in the best interests of a Portfolio and its shareholders, to deviate from the Portfolio’s Target Allocation, it may rebalance more frequently than quarterly, limit the degree of rebalancing or avoid rebalancing altogether. The Target Allocations may be changed at any time by the Sub-Adviser/Consultant.

The Sub-Adviser/Consultant will have sole authority over the asset allocations, investments in particular Underlying Funds (including any Underlying Funds organized in the future) and the Target Allocations for the Portfolios, including determining the transition pattern of the Portfolios in a timely but reasonable manner based upon market conditions at the time of allocation changes. The pre-defined mixes will be reviewed at least annually and analyzed for consistency with current market conditions and industry trends.

With the exception of ING Solution Aggressive Portfolio ING Solution Balanced Portfolio, ING Solution Conservative Portfolio, ING Solution Income Portfolio, ING Solution Moderately Aggressive Portfolio, and ING Solution Moderately Conservative Portfolio, each Portfolio is structured and managed around a specific target retirement or financial goal date (“Target Date”) as follows: 2055, 2050, 2045, 2040, 2035, 2030, 2025, 2020, and 2015. For example investors looking to retire in or near the year 2055 would likely choose the ING Solution 2055 Portfolio and the mix of this Portfolio would migrate toward that of the ING Solution 2050 Portfolio in approximately 5 years time, the ING Solution 2045 Portfolio in approximately 10 years time, the ING Solution 2040 Portfolio in approximately 15 years time, the ING Solution 2035 Portfolio in approximately 20 years time, the ING Solution 2030 Portfolio in approximately 25 years time, the ING Solution 2025 Portfolio in approximately 30 years time, the ING Solution 2020 Portfolio in approximately 35 years time, the ING Solution 2015 Portfolio in approximately 40 years time and finally combine with the ING Solution Income Portfolio after about 45 years or about 2055. The ING Solution Conservative Portfolio, ING Solution Income Portfolio, and ING Solution Moderately Conservative Portfolio are for those who are retired, nearing retirement or in need of drawing down income from their Portfolio soon.

With respect to the ING Solution 2055 Portfolio, ING Solution 2050 Portfolio, ING Solution 2045 Portfolio, ING Solution 2040 Portfolio, ING Solution 2035 Portfolio, ING Solution 2030 Portfolio, ING Solution 2025 Portfolio, ING Solution 2020 Portfolio, and ING Solution 2015 Portfolio, in summary, the mix of investments in the Target Allocations will change over time and seek to produce reduced investment risk and preserve capital as the Portfolio approaches its Target Date.

Asset Allocation is No Guarantee Against Loss

Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from the historical performance and the assumptions used to form the asset allocations for the Portfolios. Furthermore, the Sub-Adviser’s allocation of the Portfolios’ assets may not anticipate market trends successfully. For example, weighting Underlying Funds that invest in equity securities too heavily during a stock market decline may result in a failure to preserve capital. Conversely, investing too heavily in Underlying Funds that invest in debt instruments during a period of stock market appreciation may result in lower total return.

There is a risk that you could achieve better returns by investing in an Underlying Fund or other mutual funds representing a single asset class than in the Portfolios.

Assets will be allocated among funds and markets based on judgments made by the Sub-Adviser/Consultant. There is a risk that the Portfolios may allocate assets to an asset class or market that underperforms other funds. For example, a Portfolio may be underweighted in assets or a market that is experiencing significant returns or overweighted in assets or a market with significant declines.

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MORE INFORMATION ABOUT THE PORTFOLIOS  (continued) Performance of the Underlying Funds Will Vary

The performance of the Portfolios depends upon the performance of the Underlying Funds, which are affected by changes in the economy and financial markets. The value of the Portfolios changes as the asset values of the Underlying Funds the Portfolios hold go up or down. The value of your shares will fluctuate and may be worth more or less than the original cost. The timing of your investment may also affect performance.

Additional Information About the Portfolios’ and/or the Underlying Funds’ Risks

All mutual funds involve risk - some more than others - and there is always the chance that you could lose money or not earn as much as you hope. Each Portfolio’s risk profile is largely a factor of the principal securities in which the Underlying Funds invest and investment techniques that the Underlying Funds use.

Below is a discussion of the risks associated with certain of the types of securities in which the Portfolios and/or the Underlying Funds may invest and certain of the investment practices that the Portfolios and/or the Underlying Funds may use. For more information about these and other types of securities and investment techniques that may be used by the Portfolios and/or the Underlying Funds, see the SAI.

Many of the investment techniques and strategies discussed in this Prospectus and in the SAI are discretionary which means that the adviser or sub-adviser of the Portfolios and/or the Underlying Funds can decide whether to use them. The Portfolios and/or the Underlying Funds may invest in these securities or use these techniques as part of their principal investment strategies. However, the adviser or sub-adviser may also use these investment techniques or make investments in securities that are not a part of the Portfolios’ and/or the Underlying Funds’ principal investment strategies.

For more information about principal risks that apply only to the Underlying Funds, please see “Key Information About the Underlying Funds.”

Asset Allocation.  Assets will be allocated among Underlying Funds and markets based on judgments by the Adviser. There is a risk that a portfolio may allocate assets to an Underlying Fund or asset class that underperforms other funds or asset classes.

Call.  During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, an Underlying Fund would experience a decline in income.

Commodities.  The operations and financial performance of companies in natural resources industries may be directly affected by commodity prices. This risk is exacerbated for those natural resources companies that own the underlying commodity. Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand, the impact of interest rate and inflation on production and demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices, which may lead to a reduction in production or supply, may also negatively impact the performance of companies in natural resources industries that are solely involved in the transportation, processing, storing, distribution or marketing of commodities. Volatility of commodity prices may also make it more difficult for companies in natural resources industries to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices.

Company.  The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Credit.  Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Credit Default Swaps.  A portfolio or an Underlying Fund may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the portfolio or an Underlying Fund pays a fee to protect against the risk that a security held by the portfolio or the Underlying Fund will default. As a seller of the swap, a portfolio or an Underlying Fund receives payment(s) in return for its obligation to pay the counterparty the full national value of the security in the event of a default of the security issuer. As a seller of a swap, a portfolio or an Underlying Fund would effectively add

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MORE INFORMATION ABOUT THE PORTFOLIOS  (continued) leverage to its portfolio because, in addition to its total net assets, a portfolio or an Underlying Fund would be subject to investment exposure on the notional value of the swap. Credit default swaps are largely unregulated and susceptible to liquidity, credit, and counterparty risks.

Currency.  To the extent that an Underlying Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad. As a result, an Underlying Fund’s investments in foreign currency or foreign currency-denominated securities may reduce the value of an Underlying Fund’s assets.

Derivative Instruments.  Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of a portfolio or an Underlying Fund and reduce its returns. Derivatives may not perform as expected, so a portfolio an Underlying Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose a portfolio an Underlying Fund to the risk of improper valuation. Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. The investment of a portfolio or an Underlying Fund’s assets required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a portfolio or an Underlying Fund; therefore, the purchase of certain derivatives may have an economic leveraging effect on a portfolio or an Underlying Fund; thus exaggerating any increase or decrease in the net asset value of a portfolio or an Underlying Fund. Investments in derivatives are generally negotiated over-the-counter with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability to perform its obligations and further that any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a portfolio or an Underlying Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or for prices that do not reflect current market value. A portfolio or an Underlying Fund’s adviser or sub-adviser might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains to a portfolio or an Underlying Fund.

Floating Rate Loans.  The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans and many floating rate loans are subject to restrictions on resale.

Foreign Investments/Developing and Emerging Markets.  To the extent an Underlying Fund invests in securities of issuers in markets outside the United States, its share price may be more volatile than if it invested in securities of issuers in the U.S. market due to, among other things, the following factors: comparatively unstable political, social and economic conditions, and limited or ineffectual judicial systems; comparatively small market sizes, making securities less liquid and securities prices more sensitive to the movements of large investors and more vulnerable to manipulation; governmental policies or actions, such as high taxes, restrictions on currency movements, replacement of currency, potential for default on sovereign debt, trade or diplomatic disputes, creation of monopolies, and the seizure of private property through confiscatory taxation and expropriation or nationalization of company assets; incomplete, outdated, or unreliable information about securities issuers due to less stringent market regulation and accounting standards; comparatively undeveloped markets and weak banking and financial systems; market inefficiencies, such as higher transaction costs, and administrative difficulties, such as delays in processing transactions; and fluctuations in foreign currency exchange rates, which could reduce gains or widen losses. In addition, foreign taxes could reduce the income available to distribute to shareholders, and special U.S. tax considerations could apply to foreign investments. Depositary receipts are subject to risks of foreign investments and might not always track the price of the underlying foreign security. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

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Foreign investment risks typically are greater in developing and emerging markets than in developed markets, for such reasons as social or political unrest, heavy economic dependence on agriculture or exports (particularly commodities), undeveloped or overburdened infrastructures, vulnerability to natural disasters, significant and unpredictable government intervention in markets or the economy, currency devaluations, runaway inflation, environmental problems, and business practices that depart from norms for developed countries and less developed or liquid markets for securities generally.

High-Yield Securities.  Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments. Investments in high-yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt instruments, but they also typically entail greater potential price volatility and principal and income risk. The prices of high-yield securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. High-yield securities structured as zero-coupon or pay-in-kind securities tend to be more volatile. The secondary market in which high-yield securities are traded is generally less liquid than the market for higher grade bonds. At times of less liquidity, it may be more difficult to value high-yield securities.

Index Strategy.  The index selected may underperform the overall market and an Underlying Fund might fail to track its target index. The correlation between an Underlying Fund and index performance may be affected by the Underlying Fund’s expenses and the timing of purchases and redemptions of the Underlying Fund’s shares. An Underlying Fund’s actual holdings might not match the Index and the Underlying Fund’s effective exposure to index securities at any given time may not equal 100%.

Inflation-Indexed Bonds.  If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Interest Rate.  With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase an Underlying Fund’s exposure to risks associated with rising interest rates.

Liquidity.  If a security is illiquid, an Underlying Fund might be unable to sell the security at a time when an Underlying Fund’s manager might wish to sell, and the security could have the effect of decreasing the overall level of an Underlying Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount an Underlying Fund could realize upon disposition. An Underlying Fund may make investments that become less liquid in response to market developments or adverse investor perception. An Underlying Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Underlying Fund.

Market.  Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which the Underlying Funds invest. Rather, the market could favor securities to which the Underlying Funds are not exposed or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Underlying Funds costs and impair the ability of the Underlying Funds to achieve its investment objectives.

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Market Capitalization.  Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies.  The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because a portfolio or an Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of a portfolio and a proportionate share of the Underlying Fund.

Other investment companies include exchange-traded funds (“ETFs”) and Holding Company Depositary Receipts (“HOLDRs”), among others. ETFs are exchange-traded investment companies that are, in many cases, designed to provide investment results corresponding to an index. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Additional risks of investments in ETFs include: (i) the market price of an ETF’s shares may trade at a discount to its net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading may be halted if the listing exchanges’ officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value.

Real Estate Companies and Real Estate Investment Trusts (“REITs”).  Investing in real estate companies and REITs may subject the portfolio to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property. Some REITs may invest in a limited number of properties, in a narrow geographic area or in a single property type, which increases the risk that a portfolio could be unfavorably affected by the poor performance of a single investment or investment type. These companies are also sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. Borrowers could default on or sell investments the REIT holds, which could reduce the cash flow needed to make distributions to investors. In addition, REITs may also be affected by tax and regulatory requirements in that a REIT may not qualify for preferential tax treatments or exemptions. REITs require specialized management and pay management expenses.

Sovereign Debt.  These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

Additional Risks

The discussion below also includes risks that are not considered to be principal risks of a Portfolio, but are considered to be relevant to each Portfolio or an Underlying Fund (including risks arising from a Portfolio’s investments in Underlying Funds).

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Counterparty.  The entity with which a portfolio or an Underlying Fund conducts portfolio-related business (such as trading or securities lending), or that underwrites, distributes or guarantees investments or agreements that the portfolio or the Underlying Fund owns or is otherwise exposed to, may refuse or may become unable to honor its obligations under the terms of a transaction or agreement. As a result, a portfolio or an Underlying Fund may sustain losses and be less likely to achieve its investment objective. These risks may be greater when engaging in over-the-counter transactions.

Duration.  One measure of risk for fixed-income securities is duration. Duration measures the sensitivity of a bond’s price to interest rate movements and is one of the tools used by a portfolio manager in selection of fixed-income securities. Historically, the maturity of a bond was also used as a proxy for the sensitivity of a bond’s price to changes in interest rates, otherwise known as a bond’s interest rate risk or volatility. According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of average life of a bond on a present value basis which was developed to incorporate a bond’s yield, coupons, final maturity and call features into one measure. As a point of reference, the duration of a noncallable 7% coupon bond with a remaining maturity of 5 years is approximately 4.5 years and the duration of a noncallable 7% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation. For example, the price of a bond with an average duration of 4.5 years would be expected to fall approximately 4.5% if interest rates rose by one percentage point. Conversely, the price of a bond with an average duration of 4.5 years would be expected to rise approximately 4.5% if interest rates drop by one percentage point.

Increase in Expenses.  Your actual cost of investing in a portfolio may be higher or lower than the expenses shown in the portfolio’s “Annual Portfolio Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if a portfolio’s Acquired Fund Fees and Expenses increase as a result of the decrease in the Underlying Funds’ assets. The Underlying Funds’ assets may decrease and Underlying Funds expense ratios increase for many reasons, including volatility in the Underlying Funds’ net asset value caused by volatility in the secondary markets for assets in which the Underlying Funds invests.

Manager.  A portfolio, and each Underlying Fund (except index funds), is subject to manager risk because it is an actively managed investment portfolio. The adviser, the sub-adviser, or each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for a portfolio or an Underlying Fund, but there can be no guarantee that these will produce the desired results.

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS

The Portfolios seek to meet their investment objectives by allocating their assets among the Underlying Funds. Because the Portfolios invest in the Underlying Funds, shareholders will be affected by the investment strategies of each Underlying Fund. Information is provided below as of the date of this Prospectus regarding each Underlying Fund, including its investment adviser, sub-adviser, investment objective, main investments and main risks. This information is intended to provide potential investors in the Portfolios with information that they may find useful in understanding the investment history and risks of the Underlying Funds.

You should note that the adviser or sub-adviser (if applicable) may or may not invest in each of the Underlying Funds listed. Further, over time, the Portfolios will alter their allocation of assets among the Underlying Funds and may add or remove Underlying Funds that are considered for investment. Therefore, it is not possible to predict the extent to which the Portfolios will be invested in each Underlying Fund at any one time. As a result, the degree to which the Portfolios may be subject to the risks of a particular Underlying Fund will depend on the extent to which the Portfolios have invested in the Underlying Fund.

Underlying Fund: ING American Century Small-Mid Cap Value Portfolio

Investment Adviser: Directed Services LLC

Sub-Adviser: American Century Investment Management, Inc.

Investment Objectives: Long-term capital growth, income is a secondary objective.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of small- and mid-capitalization companies. The sub-adviser defines small-capitalization companies to include those with a market capitalization no larger than that of the largest company in the Standard and Poor’s SmallCap 600 Index or the Russell 2000® Index and mid-capitalization companies to include those whose market capitalization at the time of purchase is within the capitalization range of the Russell 3000® Index, excluding the largest 100 such companies (in terms of market capitalization). The portfolio may invest up to 20% of its assets in companies outside these two capitalization ranges, measured at the time of purchase. The portfolio may invest in derivative instruments including, futures contracts. The portfolio may also invest in foreign securities, debt obligations of governments, and their agencies and other similar securities. Equity securities include common and preferred stocks, and equity-equivalent securities, such as debt securities and preferred stocks convertible into common stocks, and stocks or stock index futures contracts. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, convertible securities, credit, currency, derivative instruments, foreign investments, interest rate, liquidity, market, mid-capitalization company, other investment companies, securities lending, small-capitalization company, sovereign debt, and value investing.

Underlying Fund: ING Baron Growth Portfolio

Investment Adviser: Directed Services LLC

Sub-Adviser: BAMCO, Inc.

Investment Objective: Capital appreciation.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of small-sized growth companies with market capitalizations of under $2.5 billion as measured at the time of purchase. The portfolio may invest up to 20% in foreign securities, including American Depositary Receipts. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, currency, foreign investments, growth investing, liquidity, market, market capitalization, other investment companies, and securities lending.

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Underlying Fund: ING BlackRock Inflation Protected Bond Portfolio

Investment Adviser: Directed Services LLC

Sub-Adviser: BlackRock Financial Management, Inc.

Investment Objective: Maximum real return, consistent with preservation of real capital and prudent investment management.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and U.S. and non-U.S. corporations and derivative instruments that have economic characteristics similar to inflation indexed bonds. Inflation-indexed bonds are debt instruments that are structured to provide protection against inflation. The portfolio may invest up to 20% of its assets in non-investment-grade bonds (high-yield or junk bonds) or debt securities of emerging market issuers. The portfolio may invest up to 20% of its assets in non-dollar denominated securities of non-U.S. issuers, and may invest, without limit, in U.S. dollar denominated securities of non-U.S. issuers. The portfolio is non-diversified which means it may invest a significant portion of its assets in a single issuer. The portfolio may also purchase: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, collateralized mortgage obligations, investment-grade corporate bonds, and asset-backed securities. Non-investment grade bonds acquired by the portfolio will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor’s Ratings Services or Ba or lower by Moody’s Investors Service, Inc.) or will be determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating. The portfolio may buy or sell options or futures, or enter into swaps (including credit default swaps), interest rate, or foreign currency transactions (collectively, commonly known as “derivatives”). The portfolio may also enter into reverse repurchase agreements or dollar rolls. The portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Call, credit, credit default swaps, currency, deflation, derivative instruments, foreign investments/developing and emerging markets, high-yield securities, inflation-indexed bonds, interest rate, issuer non-diversification, leverage, liquidity, mortgage- and/or asset-backed securities, other investment companies, prepayment and extension, securities lending, sovereign debt, and U.S. government securities and obligations.

Underlying Fund: ING BlackRock Large Cap Growth Portfolio

Investment Adviser: Directed Services LLC

Sub-Adviser: BlackRock Investment Management, LLC

Investment Objective: Long-term growth of capital.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of large-capitalization companies (those which, at the time of purchase, have a market capitalization equal to or greater than the top 80% of the companies that comprise the Russell 1000® Index). The portfolio may invest up to 10% of its total assets in foreign securities in the form of American Depositary Receipts. The portfolio may also invest in investment-grade convertible securities, preferred stocks, illiquid securities, and U.S. government debt securities of any maturity. The portfolio may purchase or sell securities on a when-issued or delayed delivery basis or through a forward commitment. The portfolio may invest in derivatives and short-term debt instruments, such as commercial paper. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, convertible securities, credit, derivative instruments, foreign investments, growth investing, interest rate, investment model, leverage, liquidity, market, other investment companies, securities lending, U.S. government securities and obligations, and when issued and delayed delivery securities and forward commitments.

Underlying Fund: ING Clarion Global Real Estate Portfolio

Investment Adviser: ING Investments, LLC

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Sub-Adviser: CBRE Clarion Securities LLC

Investment Objective: High total return consisting of capital appreciation and current income.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in a portfolio of equity securities of companies that are principally engaged in the real estate industry. A company shall be considered to be “principally engaged” in the real estate industry if it: (i) derives at least 50% of its total revenue or earnings from owning, operating, developing, constructing, financing, managing and/or selling commercial, industrial, or residential real estate; or (ii) has at least 50% of its assets invested in real estate in a number of different countries located throughout the world, including the United States. The portfolio expects these investments to be in common stocks of large-, mid-, and small-sized companies, including real estate investment trusts. The portfolio may invest in companies located in countries with emerging securities markets. The portfolio may also invest in convertible securities, initial public offerings and Rule 144A securities. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, concentration, convertible securities, credit, currency, foreign investments/developing and emerging markets, initial public offerings, interest rate, liquidity, market, market capitalization, other investment companies, real estate companies and real estate investment trusts, and securities lending.

Underlying Fund: ING Clarion Real Estate Portfolio

Investment Adviser: Directed Services LLC

Sub-Adviser: CBRE Clarion Securities LLC

Investment Objective: Total return including capital appreciation and current income.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in common and preferred stocks of U.S. real estate investment trusts and real estate companies. A company shall be considered to be “principally engaged” in the real estate industry if it: (i) derives at least 50% of its total revenue or earnings from the owning, relating, developing, constructing, financing, managing, and/or selling commercial, industrial, or residential real estate; or (ii) has at least 50% of its assets invested in real estate. The portfolio may invest in companies of any market capitalization, although will generally not invest in companies with market capitalization of less than $100 million at the time of purchase. The portfolio may also invest in convertible securities, initial public offerings, and Rule 144A securities. The portfolio is non-diversified, which means it may invest a significant portion of its assets in a single issuer. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, concentration, convertible securities, credit, initial public offerings, interest rate, investment model, issuer non-diversification, liquidity, market, market capitalization, other investment companies, real estate companies and real estate investment trusts, and securities lending.

Underlying Fund: ING Columbia Contrarian Core Portfolio (formerly, ING Davis New York Venture Portfolio)

Investment Adviser: Directed Services LLC

Sub-Adviser: Columbia Management Investment Advisers, LLC

Investment Objective: Total return consisting of long-term capital appreciation and current income.

Main Investments: The portfolio invests at least 80% of its net assets in common stocks. In addition, under normal market conditions, the portfolio invests at least 80% of its net assets in equity securities of U.S. companies that have large market capitalizations (generally over $2 billion) that the sub-adviser believes are undervalued and have the potential for long-term growth and current income. The portfolio may also invest up to 20% of its net assets in foreign securities. The portfolio may invest directly in foreign securities or indirectly through depositary receipts. The portfolio may invest in derivatives such as futures, forward contracts, options and swap contracts, including credit default swaps. The portfolio

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued) may use derivative instruments for both hedging and non-hedging purposes, including, for example, to produce incremental earnings, to hedge existing positions, to provide a substitute for a position in an underlying asset, to increase or reduce market or credit exposure, or to increase flexibility. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, currency, derivative instruments, foreign investments, investment model, liquidity, market, market capitalization, other investment companies, and securities lending.

Underlying Fund: ING Columbia Small Cap Value II Portfolio

Investment Adviser: Directed Services LLC

Sub-Adviser: Columbia Management Investment Advisers, LLC

Investment Objective: Long-term growth of capital.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies that have market capitalizations in the range of the companies within the Russell 2000® Value Index at the time of purchase. The portfolio may invest up to 20% of its total assets in foreign securities and depositary receipts. The portfolio may also invest in real estate investment trusts. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may also invest in convertible securities, initial public offerings, and derivatives, including options on securities, options on stock indices, covered calls, secured put options, and over-the-counter options. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, convertible securities, credit, currency, derivative instruments, focus investing, foreign investments, initial public offerings, interest rate, liquidity, market, other investment companies, over-the-counter investments, real estate companies and real estate investment trusts, securities lending, small-capitalization company, and value investing.

Underlying Fund: ING Emerging Markets Equity Fund

Investment Adviser: ING Investments, LLC

Sub-Adviser: Delaware Management Company and J.P. Morgan Investment Management Inc.

Investment Objective: Long-term capital appreciation.

Main Investments: The fund invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of issuers in emerging markets. Developing or emerging countries include most countries in the world except Australia, Canada,Japan, New Zealand, Hong Kong, Singapore, the United Kingdom, the United States, and most of the countries of Western Europe. An emerging market company is one that is organized under the laws of, or has a principal place of business in, an emerging market; where the principal securities market is in an emerging market; that derives at least 50% of its total revenues or profits from goods that are produced or sold, investments made, or services performed in an emerging market; or at least 50% of the assets of which are located in an emerging market. The fund may invest in companies of any market capitalization. Equity securities may include common stock, preferred stock, convertible securities, depositary receipts, participatory notes, trust or partnership interests, warrants and rights to buy common stock, and privately placed securities. The fund may also invest in real estate investment trusts and non-investment grade bonds (high-yield or “junk bonds”). The fund may invest in derivatives, including but not limited to, futures, options, swaps, and forwards. The fund may invest in securities denominated in U.S. dollars, major reserve currencies, and currencies of other countries in which it can invest. The fund typically maintains full currency exposure to those markets in which it invests. However, the fund may, from time to time, hedge a portion of its foreign currency exposure into the U.S. dollar. The fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The fund may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued)

Main Risks: Call, company, convertible securities, credit, currency, derivative instruments, foreign investments/developing and emerging markets, high-yield securities, interest rate, investment model, liquidity, market, market capitalization, other investment companies, real estate companies and real estate investment trusts, and securities lending.

Underlying Fund: ING Emerging Markets Index Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of an index that measures the investment return of emerging markets securities (“Index”).

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies, which are at the time of purchase, included in an Index that measures the investment return of emerging markets securities; depositary receipts representing securities in the Index; convertible securities that are convertible into stocks included in the Index; other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components; and exchange-traded funds. Under normal market conditions, the portfolio invests all, or substantially all of its assets in these securities. The portfolio currently invests principally in equity securities and employs a “passive management” approach designed to track the performance of the Index (currently MSCI Emerging Markets IndexSM (“Index”)). As of February 28, 2013, a portion of the Index was concentrated in the financials sector (including a focus in the commercial banks industry). The portfolio is non-diversified, which means it may invest a significant portion of its assets in a single issuer. The portfolio may invest in other investment companies to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, concentration, convertible securities, credit, currency, derivative instruments, focused investing, foreign investments/developing and emerging markets, index strategy, interest rate, issuer non-diversification, liquidity, market, market capitalization, other investment companies, and securities lending.

Underlying Fund: ING Euro STOXX 50® Index Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the EURO STOXX 50® Index (“Index”).

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies which are, at the time of purchase, included in the Index, convertible securities that are convertible into stocks included in the Index, other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components and exchange-traded funds. Under normal market conditions, the portfolio invests all, or substantially all of its assets in these securities. The portfolio invests principally in common stocks and employs a “passive management” approach designed to track the performance of the Index. As of February 28, 2013, a portion of the Index was concentrated in the financials sector. The portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the portfolio’s cash position. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, concentration, convertible securities, credit, currency, derivative instruments, foreign investments, index strategy, interest rate, liquidity, market, market capitalization, other investment companies, and securities lending.

Underlying Fund: ING Floating Rate Fund

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued)

Investment Objective: High level of current income.

Main Investments: The fund invests at least 80% of its net assets (plus borrowing for investment purposes) in U.S. dollar denominated floating rate loans and other floating rate debt instruments, including: floating rate bonds; floating rate notes; money market instruments with a remaining maturity of 60 days or less; floating rate debentures; and tranches of floating rate asset-backed securities, including structured notes, made to, or issued by, U.S. and non-U.S. corporations or other business entities (collectively “Floating Rate Debt”). The fund normally invests substantially in floating rate loans. The fund generally invests in below investment-grade floating rate loans that either hold the most senior position in the capital structure of the borrower, hold an equal ranking with other senior debt, or have characteristics (such as a senior position secured by liens on a borrower’s assets) that the sub-adviser believes justify treatment as senior debt. The fund may invest in floating rate loans of companies whose financial condition is troubled or uncertain and that may be involved in bankruptcy proceedings, reorganizations, or financial restructurings. Although the fund has no restrictions on investment maturity, normally the floating rate loans will have remaining maturities of ten years or less. The fund may invest in the following derivative instruments: interest rate swaps and futures or forward contracts. The fund may invest up to 20% of its assets, measured at the time of purchase, in a combination of one or more of the following types of U.S. dollar denominated investments: senior or subordinated fixed rate debt instruments, including notes and bonds, whether secured and unsecured; equity securities: (i) as an incident to the purchase or ownership of Floating Rate Debt or fixed rate debt instruments; (ii) in connection with a restructuring of a borrower or issuer or its debt; or (iii) if the fund already owns Floating Rate Debt or a fixed rate debt instrument of the issuer of such equity; short-term debt obligations, repurchase agreements, cash and cash equivalents that do not otherwise qualify as Floating Rate Debt; and other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder.

Main Risks: Credit for floating rate loan funds, demand for loans, derivative instruments, equity securities incidental to investments in loans, foreign investments for floating rate loan funds, high-yield securities, interest in loans, interest rate for floating rate loan funds, leverage for floating rate loan funds, limited secondary market for floating rate loans, liquidity for floating rate loan funds, other investment companies, prepayment and extension for floating rate loans, and valuation of loans.

Underlying Fund: ING FMRSM Diversified Mid Cap Portfolio

Investment Adviser: Directed Services LLC

Sub-Adviser: Fidelity Management & Research Company

Investment Objective: Long-term growth of capital.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of companies with medium market capitalizations at the time of purchase defined as those whose market capitalizations are similar to the market capitalizations of companies in the Russell Midcap® Index or the Standard and Poor’s MidCap 400 Index. The portfolio may also invest in companies with smaller or larger market capitalizations. The portfolio normally invests its assets in common stocks. The portfolio may invest up to 25% of assets in foreign securities, including emerging markets. The portfolio may buy and sell future contracts and other investment companies, including, exchange-traded funds. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, currency, derivative instruments, foreign investments/developing and emerging markets, liquidity, market, market capitalization, mid-capitalization company, other investment companies, and securities lending.

Underlying Fund: ING Franklin Income Portfolio

Investment Adviser: Directed Services LLC

Sub-Adviser: Franklin Advisers, Inc.

Investment Objective: Maximize income while maintaining prospects for capital appreciation.

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued)

Main Investments: The portfolio invests in a diversified portfolio of debt instruments and equity securities. Debt instruments include all varieties of fixed, floating, and variable rate instruments including secured and unsecured bonds, bonds convertible into common stocks, mortgage- and asset-backed securities, debentures, zero-coupon bonds, notes, and short-term debt instruments. Equity securities include common stocks, preferred stocks, and convertible securities, among others. However, the equity securities in which the portfolio invests consist primarily of common stocks. The portfolio may invest up to 100% of its total assets in debt instruments that are rated below investment-grade. The portfolio may invest up to 25% of its assets in foreign securities. It ordinarily buys foreign securities that are traded in the United States or American Depositary Receipts. The portfolio may invest up to 10% of its assets in secured and unsecured corporate bank loans and loan participations. The portfolio may, from time to time, seek to hedge (protect) against currency risks, using principally forward foreign currency exchange contracts. The portfolio is limited in this ability to 25% of its net assets. The portfolio may also, from time to time, seek to hedge against market risk, using a variety of derivative instruments, which may include purchasing or selling call and put options. The portfolio may invest in exchange-traded and over-the-counter equity and equity index options for hedging purposes. The portfolio may invest up to 10% of its net assets in equity-linked notes for hedging and investment purposes. The portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Call, company, convertible securities, credit, currency, derivative instruments, dividend, foreign investments, high-yield securities, interest rate, liquidity, market, mortgage- and/or asset-backed securities, other investment companies, over-the-counter investments, prepayment and extension, securities lending, sovereign debt, U.S. government securities and obligations, and zero-coupon bonds and pay-in-kind securities.

Underlying Fund: ING Franklin Mutual Shares Portfolio

Investment Adviser: Directed Services LLC

Sub-Adviser: Franklin Mutual Advisers, LLC

Investment Objectives: Capital appreciation with a secondary goal of income.

Main Investments: The portfolio invests primarily in equity securities (including securities convertible into, or that are expected to be exchanged for, common or preferred stocks), of companies of any nation that the sub-adviser believes are available at market prices less than their value based on certain recognized or objective criteria. Following this value oriented strategy, under normal market conditions, the portfolio invests primarily in undervalued securities (securities trading at a discount to their intrinsic value). The equity securities in which the portfolio invests are primarily common stocks. The portfolio currently invests the equity portion of its portfolio primarily to predominantly in companies with market capitalizations greater than $5 billion, with a portion or significant amount in small-capitalization companies and is not limited to pre-set maximums or minimums governing size of companies in which it may invest. The portfolio may invest significantly (up to 35% of its assets) in foreign securities. The portfolio may, from time to time, invest in derivative instruments including, currency and cross-currency forwards, currency and currency index futures contracts, and credit default swaps for hedging purposes. The portfolio may also invest (up to 25%) in exchange-traded and over-the-counter equity and equity index options for hedging purposes. The portfolio may also engage, from time to time, in an “arbitrage” strategy including short sales and may invest in distressed companies, including bank debt, lower rated or defaulted debt instruments, comparable unrated debt instruments, or other indebtedness of, or trade claims against, such companies. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Call, company, convertible securities, credit, credit default swaps, currency, derivative instruments, foreign investments, high-yield securities, interest in loans, interest rate, investment model, leverage, liquidity, market, market capitalization, other investment companies, over-the-counter investments, prepayment and extension, risk arbitraged securities and distressed companies, securities lending, and short sales.

Underlying Fund: ING FTSE 100 Index® Portfolio

Investment Adviser: ING Investments, LLC

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued)

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the FTSE 100 Index® (“Index”).

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies which are, at the time of purchase, included in the Index, convertible securities that are convertible into stocks included in the Index, other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components, and exchange-traded funds. Under normal market conditions, the portfolio invests all, or substantially all of its assets in these securities. The portfolio invests principally in common stocks and employs a “passive management” approach designed to track the performance of the Index. As of February 28, 2013, portions of the Index were focused in the consumer staples sector, the energy sector (including the oil, gas, and consumable fuels industry), and the financials sector (including the commercial banks industry). The portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the portfolio’s cash position. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio is non-diversified, which means it may invest a significant portion of its assets in a single issuer. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, convertible securities, credit, currency, derivative instruments, focused investing, foreign investments, index strategy, interest rate, issuer non-diversification, liquidity, market, market capitalization, other investment companies, and securities lending.

Underlying Fund: ING Global Bond Fund

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Maximize total return through a combination of current income and capital appreciation.

Main Investments: The fund invests at least 80% of its net assets (plus borrowings for investment purposes) in bonds of issuers in a number of different countries, which may include the United States. The fund may invest in securities of issuers located in developed and emerging market countries. Securities may be denominated in foreign currencies or in the U.S. dollar. The fund may hedge its exposure to securities denominated in foreign currencies. The fund may borrow money from banks and invest the proceeds of such loans in portfolio securities to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The fund invests primarily in investment-grade securities which include, but are not limited to, corporate and government bonds which, at the time of investment, are rated investment-grade (at least BBB- by Standard & Poor’s Ratings Services or Baa3 by Moody’s Investors Service, Inc.) or have an equivalent rating by a nationally recognized statistical rating organization, or are of comparable quality if unrated. The fund may also invest in preferred stocks, money market instruments, municipal bonds, commercial and residential mortgage-related securities, asset-backed securities, other securities and structured debt products, private placements, sovereign debt, and other investment companies. The fund may also invest its assets in bank loans and in a combination of floating rate secured loans (“Senior Loans”) and shares of ING Prime Rate Trust, a closed-end investment company that invests in Senior Loans. Although the fund may invest a portion of its assets in high-yield debt securities rated below investment-grade (“junk bonds”), the fund will seek to maintain a minimum weighted average portfolio quality rating of at least investment-grade. The dollar-weighted average portfolio duration will generally range between two and nine years. The fund may use derivatives, including futures, swaps (including interest rate swaps, total return swaps, and credit default swaps), and options, among others. The fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls and reverse repurchase agreements.) The fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the 1940 Act. The fund is non-diversified, which means it may invest a significant portion of its assets in a single issuer. The fund may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued)

Main Risks: Call, company, credit, credit default swaps, currency, derivative instruments, foreign investments/developing and emerging markets, high-yield securities, interest in loans, interest rate, investment model, issuer non-diversification, leverage, liquidity, market, mortgage- and/or asset-backed securities, municipal obligations, other investment companies, prepayment and extension, securities lending, and sovereign debt.

Underlying Fund: ING Global Bond Portfolio

Investment Adviser: Directed Services LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Maximize total return through a combination of current income and capital appreciation.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in bonds of issuers in a number of different countries, which may include the United States. The portfolio may invest in securities of issuers located in developed and emerging market countries. Securities may be denominated in foreign currencies or in the U.S. dollar. The portfolio may hedge its exposure to securities denominated in foreign currencies. The portfolio may also borrow money from banks and invest the proceeds of such loans in portfolio securities to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio invests primarily in investment-grade securities which include, but are not limited to, corporate and government bonds which, at the time of investment, are rated investment-grade (at least BBB- by Standard & Poor’s Ratings Services or Baa3 by Moody’s Investors Service, Inc.) or have an equivalent rating by a nationally recognized statistical rating organization, or are of comparable quality if unrated. The portfolio may also invest in preferred stocks, money market instruments, municipal bonds, commercial and residential mortgage-related securities, asset-backed securities, other securitized and structured debt products, private placements, sovereign debt, and other investment companies. The portfolio may also invest its assets in bank loans and a combination of floating rate secured loans (“Senior Loans”) and shares of ING Prime Rate Trust, a closed-end investment company that invests in Senior Loans. Although the portfolio may invest a portion of its assets in high-yield debt securities rated below investment-grade, the portfolio will seek to maintain a minimum weighted average portfolio quality rating of at least investment-grade. The dollar-weighted average portfolio duration of the portfolio will generally range between two and nine years. The portfolio may use derivatives, including futures, swaps (including interest rate swaps, total return swaps and credit default swaps), and options, among others, to seek to enhance return, to hedge some of the risks of its investments in fixed-income securities, or as a substitute for a position in an underlying asset. The portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls and reverse repurchase agreements). The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Call, company, credit, credit default swaps, currency, derivative instruments, foreign investments/developing and emerging markets, high-yield securities, interest in loans, interest rate, investment model, leverage, liquidity, market, mortgage- and/or asset-backed securities, municipal obligations, other investment companies, prepayment and extension, securities lending, and sovereign debt.

Underlying Fund: ING Global Resources Portfolio

Investment Adviser: Directed Services LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Long-term capital appreciation.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in the equity securities of companies in the natural resources industries located in a number of different countries, one of which may be the United States. A company is considered to be in a natural resources industry when it is significantly engaged, directly or indirectly, in natural resources, meaning at least 50% of its assets, revenues, or operating profits are involved in, or result from, researching, exploring, developing, mining, refining, processing, fabricating, transporting, trading, distributing, or owning natural resources assets. The portfolio may invest up to a maximum of 50% of its net assets in any single

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued) industry of natural resources. The portfolio may also invest in: securities issued by companies that are not in natural resources industries; investment-grade corporate debt; repurchase agreements; derivatives; and commodities including, gold bullion and coins. The portfolio may invest without limit in securities of foreign issuers, including emerging markets. Equity securities in which the portfolio invests may be listed on the U.S. or foreign securities exchanges or traded over-the-counter and include: common stocks, direct equity interests in trusts (including Canadian Royalty Trusts), preferred stocks, partnerships (including master limited partnerships), restricted securities, American Depositary Receipts, and Global Depositary Receipts. The portfolio normally invests in companies with a large-capitalization, but may also invest in mid- and small-sized companies. The portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may invest in derivative securities and structured notes, whose value is linked to the price of a commodity or commodity index. The portfolio is non-diversified, which means it may invest a significant portion of its assets in a single issuer. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Commodities, company, concentration, credit, currency, derivative instruments, foreign investments/developing and emerging markets, interest rate, issuer non-diversification, liquidity, market, market capitalization, other investment companies, over-the-counter investments, real estate companies and real estate investment trusts, and securities lending.

Underlying Fund: ING GNMA Income Fund

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: High level of current income consistent with liquidity and safety of principal through investment primarily in Government National Mortgage Association (“GNMA”) mortgage-backed securities (also known as GNMA Certificates) that are guaranteed as to the timely payment of principal and interest by the U.S. government.

Main Investments: The fund invests at least 80% of its net assets (plus borrowings for investment purposes) in GNMA Certificates. The remaining assets of the fund will be invested in other securities issued or guaranteed by the U.S. government, including U.S. Treasury securities, and securities issued by other agencies and instrumentalities of the U.S. government. The fund may invest in debt securities of any maturity, although the sub-adviser expects to invest in securities with effective maturities in excess of one year. The fund may invest in futures, including U.S. Treasury futures, to manage the duration of the fund. The fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The fund may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Credit, derivative instruments, interest rate, liquidity, mortgage- and/or asset-backed securities, other investment companies, prepayment and extension, securities lending, and U.S. government securities and obligations.

Underlying Fund: ING Goldman Sachs Commodity Strategy Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: Goldman Sachs Asset Management, L.P.

Investment Objective: Long-term total return consisting of capital appreciation and income.

Main Investments: The portfolio invests in a portfolio of commodity index-linked securities (including leveraged and unleveraged structured notes), other commodity-linked securities and derivative instruments, and in other fixed-income and debt instruments. The portfolio may also gain exposure to the performance of the commodity markets through investments in a wholly-owned subsidiary of the portfolio organized as a company under the laws of the Cayman Islands (“Cayman Subsidiary”). The Cayman Subsidiary (unlike the portfolio) may invest, without limitation, in commodity index-linked securities (including leveraged structured notes) and other commodity-linked securities and derivative instruments, such as swaps and futures, that provide exposure to the performance of the commodity markets. The portfolio invests in commodity-linked derivative instruments such as commodity-linked structured notes and commodity-linked notes. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets. The portfolio invests in investment-grade fixed-income securities. The portfolio may invest in corporate securities, U.S. government securities, mortgage-backed securities, asset-backed securities, and fixed-income securities issued by or on behalf of states, territories, and possessions

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued) of the United States (including the District of Columbia) and the political subdivisions, agencies and instrumentalities thereof and other types of fixed-income securities. The portfolio may invest up to 35% of its net assets in foreign securities including: countries with emerging markets, other foreign securities, and foreign currency transactions; and up to 10% of its assets in non-investment-grade fixed-income securities. The portfolio may also invest in repurchase agreements, convertibles, options, futures, forwards, and swaps. The portfolio may invest up to 25% of its total assets in the Cayman Subsidiary. The portfolio employs commodity roll-timing strategies. The portfolio seeks to provide exposure to commodities markets and returns that correspond to the performance of the Dow Jones – UBS Commodity IndexSM (“Index”). The Index is composed of commodities traded on U.S. exchanges or on the London Metal Exchange. The portfolio will not invest 25% or more of its total assets in instruments issued by companies in any one industry. The portfolio’s portfolio will reflect greater than 25% exposure to the group of industries represented in the Index, however, if in the future, industries are added to or removed from representation in the Index, the group of industries in which the portfolio’s exposure is concentrated will likewise change. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio is non-diversified, which means it may invest a significant portion of its assets in a single issuer.

Main Risks: Call, Cayman subsidiary, commodities, company, concentration, convertible securities, credit, currency, derivative instruments, foreign investments/developing and emerging markets, high-yield securities, interest rate, issuer non-diversification, leverage, liquidity, market, market-capitalization, mortgage- and/or asset-backed securities, municipal obligations, other investment companies, over-the-counter investments, prepayment and extension, securities lending, U.S. government securities and obligations, and when-issued and delayed delivery securities and forward commitments.

Underlying Fund: ING Growth and Income Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Maximize total return through investments in a diversified portfolio of common stock and securities convertible into common stocks. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return.

Main Investments: The portfolio invests at least 65% of its total assets in common stocks believed to have significant potential for capital appreciation, income growth, or both. The portfolio may invest principally in common stocks and securities convertible into common stocks. The portfolio may also engage in option writing. The portfolio emphasizes stocks of larger companies; looks to strategically invest the portfolio’s assets in stocks of mid-sized companies and up to 25% of its total assets in stocks of foreign issuers. The portfolio may invest in derivatives, including, but not limited to, put and call options. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, convertible securities, credit, currency, derivative instruments, foreign investments, interest rate, liquidity, market, market capitalization, other investment companies, and securities lending.

Underlying Fund: ING Hang Seng Index Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Hang Seng Index (“Index”).

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies which are, at the time of purchase, included in the Index, convertible securities that are convertible into stocks included in the Index, other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components, and exchange-traded funds. Under normal market conditions, the portfolio

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued) invests all, or substantially all of its assets in these securities. The portfolio invests principally in common stocks and employs a “passive management” approach designed to track the performance of the Index. As of February 28, 2013, a portion of the Index was concentrated in the financials sector (including the commercial banks industry). The portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the portfolio’s cash position. The portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio is non-diversified, which means it may invest a significant portion of its assets in a single issuer. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, concentration, convertible securities, credit, currency, derivative instruments, foreign investments/developing and emerging markets, index strategy, interest rate, issuer non-diversification, liquidity, market, market capitalization, other investment companies, and securities lending.

Underlying Fund: ING High Yield Bond Fund

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: High level of current income and total return.

Main Investments: The fund invests at least 80% of its net assets (plus borrowings for investment purposes) in a portfolio of high-yield (high risk) bonds, commonly referred to as “junk bonds.” The fund defines high-yield bonds to include: bank loans; payment-in-kind securities; fixed and variable floating rate and deferred interest debt obligations; zero-coupon bonds and debt obligations provided they are unrated or rated below investment-grade. There are no restrictions on the rating level of the securities in the fund’s portfolio and the fund may purchase and hold securities in default. There are no restrictions on the average maturity of the fund or the maturity of any single investment. The fund may invest in investment-grade debt securities; common and preferred stocks; U.S. government securities; money market instruments; and debt securities of foreign issuers including securities of companies in emerging markets. The fund may invest in derivatives, including, but not limited to structured debt obligations, dollar roll transactions and swap agreements, including credit default swaps. The fund may invest in companies of any size. The fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The fund may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Call, company, credit, credit default swaps, currency, derivative instruments, foreign investments/developing and emerging markets, high-yield securities, interest rate, liquidity, market, market capitalization, other investment companies, securities lending, U.S. government securities and obligations, and zero-coupon bonds and pay-in-kind securities.

Underlying Fund: ING Index Plus LargeCap Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Outperform the total return performance of the S&P 500® Index while maintaining a market level of risk.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of large-capitalization companies included in the S&P 500® Index and have a market capitalization of at least $3 billion. The portfolio may invest in derivative instruments including, but not limited to, index futures. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, derivative instruments, investment model, liquidity, market, other investment companies, and securities lending.

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued)

Underlying Fund: ING Index Plus MidCap Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Outperform the total return performance of the Standard and Poor’s MidCap 400 Index while maintaining a market level of risk.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of mid-capitalization companies included in the Standard and Poor’s MidCap 400 Index. The Index is a stock market index comprised of common stocks of 400 mid-capitalization companies traded in the United States. The portfolio may invest in derivative instruments including, but not limited to, index futures. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, derivative instruments, investment model, liquidity, market, mid-capitalization company, other investment companies, and securities lending.

Underlying Fund: ING Index Plus SmallCap Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Outperform the total return performance of the Standard and Poor’s SmallCap 600 Index while maintaining a market level of risk.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of small-capitalization companies included in the Standard and Poor’s SmallCap 600 Index. The Index is a stock market index comprised of common stocks of 600 small-capitalization companies traded in the United States. The portfolio may invest in derivative instruments including, but not limited to, index futures. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, derivative instruments, investment model, liquidity, market, other investment companies, securities lending, and small-capitalization company.

Underlying Fund: ING Intermediate Bond Fund

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Maximum total return through income and capital appreciation.

Main Investments: The fund invests at least 80% of its net assets (plus borrowings for investment purposes) in a portfolio of bonds, including but not limited to corporate, government and mortgage bonds which, at the time of purchase, are rated investment-grade (for example, rated at least BBB- by Standard & Poor’s Ratings Services or Baa3 by Moody’s Investors Service, Inc.) or have an equivalent rating by a nationally recognized statistical rating organization, or of comparable quality if unrated. Although the fund may invest a portion of its assets in high-yield (high risk) debt securities, commonly referred to as “junk bonds,” rated below investment-grade, the fund will seek to maintain a minimum average portfolio quality rating of at least investment-grade. Generally, the sub-adviser maintains a dollar-weighted average duration between three and ten years. The fund may also invest in: preferred stocks; high quality money market instruments; municipal bonds; debt securities of foreign issuers (including those located in emerging market countries); securities denominated in foreign currencies; foreign currencies; mortgage-backed and asset-backed securities; bank loans and floating rate secured loans (“Senior Loans”); and derivatives including futures, options, and swaps involving securities, securities indices and interest rates, which may be denominated in the U.S. dollar or foreign currencies. The fund may seek to obtain exposure

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued) to the securities in which it invests by entering into a series of purchase and sale contracts or through other investment techniques such as buy backs and dollar rolls. The fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The fund may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Call, company, credit, currency, derivative instruments, foreign investments/developing and emerging markets, high-yield securities, interest in loans, interest rate, investment model, liquidity, market, mortgage- and/or asset-backed securities, municipal obligations, other investment companies, prepayment and extension, securities lending, and U.S. government securities and obligations.

Underlying Fund: ING Intermediate Bond Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Maximize total return consistent with reasonable risk. Seeks its objective through investments in a diversified portfolio consisting primarily of debt securities. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in a portfolio of bonds, including but not limited to corporate, government and mortgage bonds which, at the time of purchase, are rated investment-grade (for example, rated at least BBB- by Standard & Poor’s Ratings Services or Baa3 by Moody’s Investors Service, Inc.) or have an equivalent rating by a nationally recognized statistical rating organization, or of comparable quality if unrated. Although the portfolio may invest a portion of its assets in high-yield (high risk) debt instruments, commonly referred to as “junk bonds,” rated below investment-grade, the portfolio will seek to maintain a minimum average portfolio quality rating of at least investment-grade. Generally, the sub-adviser maintains a dollar-weighted average duration between three and ten years. The portfolio may also invest in: preferred stocks; high quality money market instruments; municipal bonds; debt instruments of foreign issuers (including those located in emerging market countries); securities denominated in foreign currencies; foreign currencies; mortgage-backed and asset-backed securities; bank loans and floating rate loans (“Senior Loans”); and derivatives including futures, options, and swaps involving securities, securities indices and interest rates, which may be denominated in the U.S. dollar or foreign currencies. The portfolio may seek to obtain exposure to the securities in which it invests by entering into a series of purchase and sale contracts or through other investment techniques such as buy backs and dollar rolls. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Call, company, credit, currency, derivative instruments, foreign investments/developing and emerging markets, high-yield securities, interest in loans, interest rate, investment model, liquidity, market, mortgage- and/or asset-backed securities, municipal obligations, other investment companies, prepayment and extension, securities lending, and U.S. government securities and obligations.

Underlying Fund: ING International Core Fund

Investment Adviser: ING Investments, LLC

Sub-Advisers: Thornburg Investment Management, Inc. and Wellington Management Company, LLP

Investment Objective: Long-term growth of capital.

Main Investments: The fund invests at least 65% of its total assets in equity securities of companies located in a number of different countries other than the United States. The fund may invest in countries with emerging securities markets. The fund may also invest in depositary receipts of foreign issuers. The Fund may invest up to 15% of its assets in real estate investment trusts. The fund may use derivatives, including futures, options, swaps, and forward contracts. The

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued) fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The fund may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Call, company, credit, currency, derivative instruments, foreign investments/developing and emerging markets, high-yield securities, interest rate, liquidity, market, market capitalization, other investment companies, real estate companies and real estate investment trusts, and securities lending.

Underlying Fund: ING International Growth Fund

Investment Adviser: ING Investments, LLC

Sub-Advisers: Baillie Gifford Overseas Limited and T. Rowe Price Associates, Inc.

Investment Objective: Long-term growth of capital.

Main Investments: The fund invests at least 65% of its total assets in common stocks and convertible securities of companies organized under the laws of, or with principal offices located in, a number of different countries outside of the United States, including companies in countries in emerging markets. The fund does not focus its investments in a particular industry or country. The fund may invest in companies of any market capitalization. The fund also may invest in foreign issuers through depositary receipts or similar investment vehicles. The fund may hold cash in U.S. dollars or foreign currencies. While the fund invests primarily in common stocks, it may invest in other securities. The fund invests a substantial amount of its assets in foreign investments which are denominated in currencies other than the U.S. dollar and can be affected by fluctuations in exchange rates.The fund may invest in derivative instruments including options, futures, and forward foreign currency exchange contracts. The fund may invest in other investment companies, including exchange traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The fund may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, convertible securities, credit, currency, derivative instruments, foreign investments/developing and emerging markets, growth investing, interest rate, investment model, liquidity, market, market capitalization, other investment companies, and securities lending.

Underlying Fund: ING International Index Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of a widely accepted international index (“Index”).

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies which are, at the time of purchase, included in the Index, convertible securities that are convertible into stocks included in the Index, other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components, and exchange-traded funds. Under normal market conditions, the portfolio invests all, or substantially all of its assets in these securities. The portfolio invests principally in common stocks and employs a “passive management” approach designed to track the performance of the Index (currently, the MSCI - Europe, Australasia, and Far East® (“MSCI EAFE® ”) Index). As of February 28, 2013, a portion of the MSCI EAFE® Index was concentrated in the financials sector. The portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the portfolio’s cash position. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, concentration, convertible securities, credit, currency, derivative instruments, foreign investments/developing and emerging markets, index strategy, interest rate, liquidity, market, market capitalization, other investment companies, and securities lending.

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued)

Underlying Fund: ING International Real Estate Fund

Investment Adviser: ING Investments, LLC

Sub-Adviser: CBRE Clarion Securities LLC

Investment Objective: High total return.

Main Investments: The fund invests at least 80% of its net assets (plus borrowings for investment purposes) in a portfolio of equity securities of companies that are principally engaged in the real estate industry. At least 65% of the fund’s assets will normally be invested in companies located in a number of different countries other than the United States. These companies may have investments that provide exposure to the U.S. real estate industry. The sub-adviser defines a real estate company as a company that: (i) derives at least 50% of its total revenue or earnings from owning, operating, developing, constructing, financing, managing, and/or selling commercial, industrial, or residential real estate; or (ii) has at least 50% of its assets invested in real estate. The fund expects these investments to be in common stocks of companies of any market capitalization, including real estate investment trusts. The fund may invest in companies located in countries with emerging securities markets. The fund may also invest in convertible securities, initial public offerings, and Rule 144A securities. The fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The fund is non-diversified, which means it may invest a significant portion of its assets in a single issuer. The fund may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, concentration, convertible securities, credit, currency, foreign investments/developing and emerging markets, initial public offerings, interest rate, issuer non-diversification, liquidity, market, market capitalization, other investment companies, real estate companies and real estate investment trusts, and securities lending.

Underlying Fund: ING International Small Cap Fund

Investment Adviser: ING Investments, LLC

Sub-Advisers: Acadian Asset Management LLC and Wellington Management Company, LLP

Investment Objective: Maximum long-term capital appreciation.

Main Investments: The fund invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of small market capitalization companies (defined as those companies that have a market capitalization, at the time of purchase, of up to $5 billion). At least 65% of the fund’s assets will normally be invested in companies located outside the United States, including companies located in countries with emerging securities markets. The fund may invest up to 35% of its assets in U.S. issuers. The fund may hold both growth and value stocks and at times may favor one over the other based on available opportunities. The fund invests primarily in common stocks or securities convertible into common stocks of international issuers, but may invest from time to time in such instruments as forward currency contracts, futures contracts, rights, and depositary receipts. The fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The fund may lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets.

Main Risks: Company, convertible securities, credit, currency, derivative instruments, foreign investments/developing and emerging markets, interest rate, investment model, liquidity, market, other investment companies, securities lending, and small-capitalization company.

Underlying Fund: ING International Value Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Long-term capital appreciation.

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued)

Main Investments: The portfolio invests at least 65% of its assets in equity securities of companies located in a number of different countries outside of the United States. The portfolio invests primarily in companies with a large market capitalization, but may also invest in mid- and small-sized companies. The portfolio generally invests in common and preferred stocks, warrants, and convertible securities. The portfolio may invest in companies located in emerging markets countries. The portfolio may invest in government debt securities of developed foreign countries. The portfolio may also invest up to 35% of assets in securities of U.S. issuers, including investment-grade government and corporate debt securities. The portfolio may invest in derivative instruments, including futures, options and swaps. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, convertible securities, credit, currency, derivative instruments, foreign investments/developing and emerging markets, interest rate, liquidity, market, market capitalization, other investment companies, securities lending, sovereign debt, U.S. government securities and obligations, and value investing.

Underlying Fund: ING Invesco Comstock Portfolio (formerly, ING Invesco Van Kampen Comstock Portfolio)

Investment Adviser: Directed Services LLC

Sub-Adviser: Invesco Advisers, Inc.

Investment Objective: Capital growth and income.

Main Investments: The portfolio primarily invests in equity securities, including common stocks, preferred stocks, and securities convertible into common and preferred stocks. The portfolio may invest up to 15% of its assets in real estate investment trusts. The portfolio generally holds up to 10% of its assets in high-quality short-term debt securities and investment-grade corporate debt securities. The portfolio may invest up to 25% of assets in securities of foreign issuers. The portfolio may also invest in American Depositary Receipts without limitation and may purchase and sell certain derivative instruments, such as options, forward contracts, futures, and options on futures. The portfolio may invest in companies of any market capitalization. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, convertible securities, credit, currency, derivative instruments, foreign investments, interest rate, liquidity, market, market capitalization, other investment companies, real estate companies and real estate investment trusts, and securities lending.

Underlying Fund: ING Invesco Equity and Income Portfolio (formerly, ING Invesco Van Kampen Equity and Income Portfolio)

Investment Adviser: Directed Services LLC

Sub-Adviser: Invesco Advisers, Inc.

Investment Objective: Total return consisting of long-term capital appreciation and current income.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity and income securities at the time of investment. The portfolio seeks to achieve its investment objective by investing primarily in income-producing equity instruments (including common stocks, preferred stocks, and convertible securities) and investment-grade quality debt securities. Investment-grade securities are securities rated BBB or higher by Standard & Poor’s Ratings Services or Baa or higher by Moody’s Investors Service, Inc. or unrated securities determined by the sub-adviser to be of comparable quality. The portfolio emphasizes a value style of investing, seeking well-established, undervalued companies that the sub-adviser believes offer the potential for income and long-term growth of capital. The portfolio may invest in securities that do not pay dividends or interest and securities that have above-average volatility of price movement, including warrants or rights to acquire securities. In an effort to reduce the portfolio’s overall exposure to any individual security price decline, the portfolio spreads its investments over many different companies in a variety of industries. The sub-adviser focuses on large-capitalization companies, although the portfolio may invest in companies

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued) of any size. Under normal market conditions, the portfolio invests at least 65% of its assets in income-producing equity securities and up to 10% of its assets in illiquid securities and certain restricted securities. The portfolio may invest up to 15% of its assets in real estate investment trusts and 25% of its assets in securities of foreign issuers. The portfolio may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts, structured notes, and other types of structured investments, and swaps for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks. The portfolio may invest in collateralized mortgage obligations and commercial mortgage-backed securities. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Asset allocation, company, convertible securities, credit, currency, derivative instruments, dividend, foreign investments, interest rate, liquidity, market, market capitalization, mortgage- and/or asset-backed securities, other investment companies, prepayment and extension, real estate companies and real estate investment trusts, and securities lending.

Underlying Fund: ING Invesco Growth and Income Portfolio (formerly, ING Invesco Van Kampen Growth and Income Portfolio)

Investment Adviser: Directed Services LLC

Sub-Adviser: Invesco Advisers, Inc.

Investment Objective: Long-term growth of capital and income.

Main Investments: The portfolio invests primarily in what the sub-adviser believes to be income-producing equity securities, including common stocks and convertible securities; although investments are also made in non-convertible preferred stocks and debt instruments rated “investment-grade,” which are securities rated within the four highest grades assigned by Standard & Poor’s Ratings Services or by Moody’s Investors Service, Inc. Although the portfolio may invest in companies of any size, the sub-adviser may focus on larger capitalization companies which it believes possess characteristics for improved valuation. The portfolio may invest up to 15% of its total assets in real estate investment trusts and up to 25% of its total assets in securities of foreign issuers. The portfolio may purchase and sell certain derivative instruments, such as options, futures, and options on futures. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, convertible securities, credit, currency, derivative instruments, foreign investments, growth investing, interest rate, liquidity, market, market capitalization, other investment companies, real estate companies and real estate investment trusts, and securities lending.

Underlying Fund: ING Japan TOPIX Index® Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Tokyo Stock Price Index® (“Index”).

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies which are, at the time of purchase, included in the Index, convertible securities that are convertible into stocks included in the Index, other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components, and exchange-traded funds. Under normal market conditions, the portfolio invests all, or substantially all of its assets in these securities. The portfolio invests principally in common stocks and employs a “passive management” approach designed to track the performance of the Index. As of February 28, 2013, portions of the Index were focused in the consumer discretionary sector, the financials sector, and the industrials sector. The portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the portfolio’s cash position. The portfolio may invest in other investment companies,

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued) including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, convertible securities, credit, currency, derivative instruments, focused investing, foreign investments, index strategy, interest rate, liquidity, market, market capitalization, other investment companies, and securities lending.

Underlying Fund: ING JPMorgan Emerging Markets Equity Portfolio

Investment Adviser: Directed Services LLC

Sub-Adviser: J.P. Morgan Investment Management Inc.

Investment Objective: Capital appreciation.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of issuers located in at least three countries with emerging securities markets. An emerging market company is one: that is organized under the laws of, or has a principal place of business in an emerging market; where the principal securities market is in an emerging market; that derives at least 50% of its total revenues or profits from goods that are produced or sold, investments made, or services performed in an emerging market; or at least 50% of the assets of which are located in an emerging market. Equity securities in which the portfolio can invest may include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks and privately placed securities, and other investment companies. The portfolio may also invest to a lesser extent in debt securities of issuers in countries with emerging markets. The portfolio may invest in derivatives (including futures contracts, options, and swaps). The portfolio may invest in securities denominated in U.S. dollars, major reserve currencies, and currencies of other countries in which it can invest. The portfolio may also invest in high-quality, short-term money market instruments and repurchase agreements. The portfolio may also invest in high-yield securities which are below investment-grade (junk bonds) and mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers including, collateralized mortgage obligations, and principal-only and interest-only stripped mortgage-backed securities. The portfolio may enter into “dollar rolls.” The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. Where the capital markets in certain countries are either less developed or not easy to access, the portfolio may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries, subject to the limitations of the 1940 Act. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets.

Main Risks: Call, company, convertible securities, credit, currency, derivative instruments, foreign investments/developing and emerging markets, high-yield securities, interest rate, liquidity, market, market capitalization, mortgage- and/or asset-backed securities, other investment companies, prepayment and extension, securities lending, and U.S. government securities and obligations.

Underlying Fund: ING JPMorgan Mid Cap Value Portfolio

Investment Adviser: Directed Services LLC

Sub-Adviser: J.P. Morgan Investment Management Inc.

Investment Objective: Growth from capital appreciation.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of mid-capitalization companies (those with market capitalizations between $1 billion and $20 billion at the time of purchase) that the sub-adviser believes are undervalued. The portfolio normally invests in securities that are traded on registered exchanges or the over-the-counter market in the United States. The portfolio may invest in other equity securities, including preferred stocks, convertible securities, foreign securities (including depositary receipts) and derivatives (including futures contracts). The portfolio may also invest up to 15% in real estate investment trusts. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued)

Main Risks: Company, convertible securities, credit, currency, derivative instruments, foreign investments, interest rate, liquidity, market, mid-capitalization company, other investment companies, over-the-counter investments, real estate companies and real estate investment trusts, securities lending, and value investing.

Underlying Fund: ING JPMorgan Small Cap Core Equity Portfolio

Investment Adviser: Directed Services LLC

Sub-Adviser: J.P. Morgan Investment Management Inc.

Investment Objective: Capital growth over the long term.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of small-capitalization companies (defined as those with market capitalization equal to those within a universe of Russell 2000® Index stocks at the time of purchase). The portfolio may also invest up to 20% of its total assets in foreign securities (including depositary receipts). The portfolio may also invest up to 20% of its total assets in convertible securities. The portfolio may also invest up to 20% of its total assets in high-quality money market instruments and repurchase agreements. Investments in equity securities may include real estate investment trusts. The portfolio may invest in derivatives including, but not limited to, futures contracts, options, and swaps. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, convertible securities, credit, currency, derivative instruments, dividend, foreign investments, interest rate, investment model, liquidity, market, other investment companies, real estate companies and real estate investment trusts, securities lending, and small-capitalization company.

Underlying Fund: ING Large Cap Growth Portfolio

Investment Adviser: Directed Services LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Long-term capital growth.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of large-capitalization companies. For this portfolio, large-capitalization companies are companies with market capitalizations which fall within the range of companies in the Russell 1000® Growth Index at the time of purchase. The portfolio may also invest in derivative instruments, which include, but are not limited to index futures and options. The portfolio may also invest up to 25% of its assets in foreign securities. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, currency, derivative instruments, foreign investments, growth investing, investment model, liquidity, market, other investment companies, and securities lending.

Underlying Fund: ING Large Cap Value Fund (formerly, ING Equity Dividend Fund)

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Long-term growth of capital and current income.

Main Investments: The fund invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of dividend paying, large-capitalization issuers. The sub-adviser defines large-capitalization companies that fall within the collective range of companies with the Russell 1000® Value Index (“Index”) at the time of purchase. Capitalization of companies in the index will change with market conditions. Equity securities include common and preferred stocks, warrants, and convertible securities. The fund may invest in foreign securities, including companies located in countries

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued) with emerging securities markets, when the sub-adviser believes they present attractive investment opportunities. The sub-adviser seeks to construct a portfolio of securities with a dividend yield that exceeds the average dividend yield of the companies included in the Index. The fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The fund may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, convertible securities, credit, currency, dividend, foreign investments/developing and emerging markets, interest rate, investment model, liquidity, market, market capitalization, other investment companies, securities lending, and value investing.

Underlying Fund: ING Large Cap Value Portfolio

Investment Adviser: Directed Services LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objectives: Long-term growth of capital and current income.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in a portfolio of equity securities of dividend-paying, large-capitalization issuers (usually those with market capitalization in excess of $1 billion). The sub-adviser defines large-capitalization companies as companies with market capitalization that fall within the collective range of companies within the Russell 1000® Value Index at the time of purchase. Equity securities include common stocks, preferred stocks, warrants, and convertible securities. The portfolio may invest in foreign securities, including companies located in countries with emerging securities markets. The portfolio may also invest up to 20% of its assets in small- and mid-capitalization companies. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, convertible securities, credit, currency, dividend, foreign investments/developing and emerging markets, interest rate, investment model, liquidity, market, other investment companies, securities lending, and value investing.

Underlying Fund: ING Limited Maturity Bond Portfolio

Investment Adviser: Directed Services LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objectives: Highest current income consistent with low risk to principal and liquidity. As a secondary objective, the portfolio seeks to enhance its total return through capital appreciation when market factors, such as falling interest rates and rising bond prices, indicate that capital appreciation may be available without significant risk to principal.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of bonds that are limited maturity debt instruments. These short- to intermediate-term debt instruments have remaining maturities of seven years or less. The dollar-weighted average maturity of the portfolio generally will not exceed five years and in periods of rising interest rates may be shortened to one year or less. Under normal market conditions, the portfolio maintains significant exposure to government securities. The portfolio invests in non-government securities, issued by companies of all sizes, only if rated Baa3 or better by Moody’s Investors Service, Inc. or BBB- or better by Standard & Poor’s Ratings Services and Fitch Ratings, or if not rated determined that they are of comparable quality. Money market securities must be rated in the two highest rating categories by Moody’s (P-1 or P-2), S&P (A-1+, A-1 or A-2), or Fitch (A-1+, A-1 or A-2), or determined, at the time of purchase, to be of comparable quality by the sub-adviser. The portfolio may also invest in: preferred stocks; U.S. government securities, securities of foreign governments and supranational organizations; mortgage bonds; municipal bonds, notes and commercial paper; and debt instruments of foreign issuers. The portfolio may engage in dollar roll transactions and swap agreements, including credit default swaps. The portfolio may use options and futures contracts involving securities, securities indices and interest rates to hedge against market risk, to enhance returns and as a substitute for conventional securities. A portion of the portfolio’s assets may be invested in mortgage-backed

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued) and asset-backed debt instruments. In addition, private placements of debt instruments (which are often restricted securities) are eligible for purchase along with other illiquid securities, subject to appropriate limits. The portfolio may borrow up to 10% of the value of its net assets. This amount may be increased to 25% for temporary purposes. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, credit, credit default swaps, currency, derivative instruments, foreign investments, interest rate, leverage, liquidity, market, market capitalization, mortgage- and/or asset-backed securities, municipal obligations, other investment companies, prepayment and extension, securities lending, sovereign debt, and U.S. government securities and obligations.

Underlying Fund: ING Liquid Assets Portfolio

Investment Adviser: Directed Services LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Seeks high level of current income consistent with the preservation of capital and liquidity.

Main Investments: The portfolio invests in high-quality, U.S. dollar-denominated, short-term debt instruments that are determined by the sub-adviser to present minimal credit risks. The portfolio may maintain a rating from one or more rating agencies that provide ratings on money market funds. Obligations in which the portfolio invests generally have remaining maturities of 397 days or less, although it may, to the extent permissible under Rule 2a-7, invest in instruments subject to repurchase agreements and certain variable and floating rate obligations that bear longer final maturities. The dollar-weighted average portfolio maturity will not exceed 60 days and the dollar-weighted average life to maturity of the portfolio will not exceed 120 days. The portfolio will invest in obligations permitted under Rule 2a-7 including, but not limited to: U.S. government securities and obligations of its agencies or instrumentalities; commercial paper, mortgage- and asset-backed securities, repurchase agreements, guaranteed investment contracts, municipal securities, loan participation interests, and medium-term notes; other money market mutual funds; and domestic, Yankee Dollar and Eurodollar obligations including certificates of deposit, time deposits, bankers acceptances, and other promissory notes, including floating and variable rate obligations issued by U.S. or foreign bank holding companies and their bank subsidiaries, branches, and agencies. The portfolio may invest more than 25% of its total assets in instruments issued by domestic banks. The portfolio may significantly invest in securities issued by financial services companies, including, among other entities, banks and bank holding companies, investment banks, trust companies, insurance companies, finance companies, and broker-dealers. The portfolio may purchase securities on a when-issued basis and purchase or sell them on a forward-commitment basis. The portfolio may also invest in variable rate master demand obligations. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder.

Main Risks: Bank instruments, credit, currency, focused investing, foreign investments, interest in loans, interest rate, liquidity, mortgage- and/or asset-backed securities, municipal obligations, other investment companies, prepayment and extension, U.S. government securities and obligations, and when issued and delayed delivery securities and forward commitments.

Underlying Fund: ING Marsico Growth Portfolio

Investment Adviser: Directed Services LLC

Sub-Adviser: Marsico Capital Management, LLC

Investment Objective: Capital appreciation.

Main Investments: The portfolio invests primarily in equity securities selected for their long-term growth potential. The portfolio will normally hold a core position of between 35 and 50 common stocks primarily emphasizing larger companies (those with market capitalizations of $5 billion or more at the time of purchase). The portfolio may also invest in securities of less mature companies, companies with more aggressive growth characteristics, and securities of companies undergoing significant positive development. The portfolio may also invest in foreign securities, including American Depositary Receipts or other depositary receipts (including emerging markets) and forward foreign currency contracts, futures and options.

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued) The portfolio may invest more than 25% of its total assets in securities of companies in a single market sector. The portfolio generally will not invest more than 25% of its total assets in a particular industry within a sector. Substantial cash holdings may increase in the absence of attractive investment opportunities. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, currency, derivative instruments, focused investing, foreign investments/developing and emerging markets, growth investing, investment model, leverage, liquidity, market, market capitalization, other investment companies, securities lending, and special situations.

Underlying Fund: ING MFS Total Return Portfolio

Investment Adviser: Directed Services LLC

Sub-Adviser: Massachusetts Financial Services Company

Investment Objectives: Above-average income (compared to a portfolio entirely invested in equity securities) consistent with the prudent employment of capital. A secondary objective is the reasonable opportunity for growth of capital and income.

Main Investments: The portfolio invests in equity securities and debt instruments. Equity securities include, but are not limited to, common stocks, preferred stocks, securities convertible into stocks, and depositary receipts for those securities. Debt instruments include, but are not limited to, corporate bonds, mortgage-related securities, U.S. government securities, asset-backed instruments, municipal instruments, foreign government securities, and inflation-adjusted bonds. The sub-adviser seeks to invest between 40% and 75% of the portfolio’s assets in equity securities and at least 25% of the portfolio’s assets in fixed-income senior securities. The sub-adviser may invest up to 25% of the portfolio’s assets in foreign securities, including up to 10% in emerging market securities. The sub-adviser focuses on investing the portfolio’s assets in the stocks of companies that it believes are undervalued compared to their perceived worth (value companies). While the sub-adviser may invest the portfolio’s assets in companies of any size, the sub-adviser generally focuses on companies with large-capitalizations. With respect to the portfolio’s investments in debt securities, the sub-adviser generally invests substantially all of the portfolio’s investments in investment-grade debt instruments. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The sub-adviser may use derivatives, including but not limited to, futures, forward contracts, options, and swaps. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Asset allocation, company, convertible securities, credit, currency, derivative instruments, foreign investments/developing and emerging markets, inflation-indexed bonds, interest rate, investment model, leverage, liquidity, market, market capitalization, mortgage- and/or asset-backed securities, municipal obligations, other investment companies, prepayment and extension, securities lending, sovereign debt, and U.S. government securities and obligations.

Underlying Fund: ING Mid Cap Value Fund

Investment Adviser: ING Investments, LLC

Sub-Advisers: RBC Global Asset Management (U.S.) Inc. and Wellington Management Company, LLP

Investment Objective: Long-term capital appreciation.

Main Investments: The fund invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of mid-capitalization companies. The sub-advisers define mid-capitalization companies as those companies with market capitalizations that fall within the collective range of companies within the Russell Midcap® Index and the Standard and Poor’s MidCap 400 Index at the time of purchase. Capitalization of companies in these indices will change with market conditions. The fund focuses on securities that the sub-advisers believe are undervalued in the marketplace. The fund expects to invest primarily in securities of U.S.-based companies, but may also invest in securities of non-U.S. companies, including companies located in countries with emerging securities markets. The fund may also invest up to 20% of its

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued) net assets in real estate investment trusts. The fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The fund may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, currency, foreign investments/developing and emerging markets, investment model, liquidity, market, mid-capitalization company, other investment companies, real estate investment companies and real estate investment trusts, securities lending, and value investing.

Underlying Fund: ING MidCap Opportunities Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Long-term capital appreciation.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in common stock of mid-sized U.S. companies. Mid-sized companies are those with market capitalizations that fall within the range of companies in the Russell Midcap® Growth Index at the time of purchase. The portfolio may also invest in derivative instruments including futures or index futures that have a similar profile to the benchmark for the portfolio. The portfolio may also invest in foreign securities. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, currency, derivative instruments, foreign investments, investment model, liquidity, market, mid-capitalization company, other investment companies, and securities lending.

Underlying Fund: ING Money Market Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: High current return, consistent with preservation of capital and liquidity through investment in high-quality money market investments while maintaining a stable share price of $1.00.

Main Investments: The portfolio invests in a portfolio of high-quality, U.S. dollar-denominated, short-term debt securities that are determined by the sub-adviser to present minimal credit risks. The portfolio may maintain a rating from one or more rating agencies that provide ratings on money market funds. Obligations in which the fund invests generally have remaining maturities of 397 days or less, although it may, to the extent permissible under Rule 2a-7, invest in instruments subject to repurchase agreements and certain variable and floating rate obligations that bear longer final maturities. The dollar-weighted average portfolio maturity will not exceed 60 days and the dollar weighted average life to maturity of the portfolio will not exceed 120 days. The portfolio will invest in obligations permitted under Rule 2a-7 including, but not limited to: U.S. government securities and obligations of its agencies or instrumentalities; commercial paper, mortgage- and asset-backed securities, repurchase agreements, guaranteed investment contracts, municipal securities, loan participation interests and medium-term notes; other money market mutual funds; and domestic Yankee Dollar and Eurodollar obligations including certificates of deposit, time deposits, bankers acceptances, and other promissory notes including floating and variable rate obligations issued by U.S. or foreign bank holding companies and their bank subsidiaries, branches, and agencies. The portfolio may invest more than 25% of its total assets in instruments issued by domestic banks. The portfolio may significantly invest in securities issued by financial services companies including, among other entities, banks and bank holding companies, investment banks, trust companies, insurance companies, finance companies, and broker-dealers. The portfolio may purchase securities on a when-issued basis and purchase or sell them on a forward-commitment basis. The portfolio may also invest in variable rate master demand obligations. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder.

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued)

Main Risks: Bank instruments, credit, currency, focused investing, foreign investments, interest rate, liquidity, mortgage- and/or asset-backed securities, municipal obligations, other investment companies-money market funds, prepayment and extension, U.S. government securities and obligations, and when-issued securities, delayed-delivery securities and forward-commitments.

Underlying Fund: ING Oppenheimer Global Portfolio

Investment Adviser: Directed Services LLC

Sub-Adviser: OppenheimerFunds, Inc.

Investment Objective: Capital appreciation.

Main Investments: The portfolio invests mainly in common stocks of companies in the United States and foreign countries. The portfolio can invest without limit in foreign securities and can invest in any country, including countries with developing or emerging markets. However, the portfolio currently emphasizes investments in developed markets such as the United States, Western European countries, and Japan. The portfolio does not limit its investments to companies in a particular capitalization range, but currently focuses its investments in mid- and large-capitalization companies. The portfolio does not concentrate 25% or more of its assets in any one industry. The foreign securities the portfolio can buy include stocks and other equity securities of companies organized under the laws of a foreign country or companies that have a substantial portion of their operations or assets abroad, or derive a substantial portion of their revenue or profits from businesses, investments, or sales outside the United States. Foreign securities include securities traded primarily on foreign securities exchanges, or in the foreign over-the-counter market. The portfolio may purchase American Depositary Shares as part of American Depositary Receipt issuances, which are negotiable certificates traded on a U.S. exchange issued by a U.S. bank representing a specified number of shares in a foreign stock. The portfolio can also buy debt securities. The portfolio normally does not intend to invest more than 5% of its total assets in debt securities. The portfolio’s investments include common stocks of foreign and domestic companies that the sub-adviser believes have growth potential. The portfolio may also invest in other equity instruments such as preferred stocks, warrants and securities convertible into common stocks. The portfolio may invest in derivative instruments, including options, futures, and forward contracts. The portfolio can buy and sell hedging instruments (forward contracts, futures contracts and put and call options). The portfolio is not required to allocate its investments in any set percentages in any particular country. The portfolio normally will invest in at least three countries (one of which may be the United States). The portfolio may invest up to 15% of its assets in illiquid or restricted securities. The portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, convertible securities, credit, currency, derivative instruments, focused investing, foreign investments/developing and emerging markets, interest rate, liquidity, market, market capitalization, other investment companies, over-the-counter investments, securities lending, and special situations.

Underlying Fund: ING PIMCO High Yield Portfolio

Investment Adviser: Directed Services LLC

Sub-Adviser: Pacific Investment Management Company LLC

Investment Objective: Maximize total return, consistent with preservation of capital and prudent investment management.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of high-yield securities (“junk bonds”) rated below investment-grade by Moody’s Investors Service, Inc., Standard and Poor’s Ratings Services, or Fitch Ratings, or if unrated, determined to be of comparable quality, subject to a maximum of 20% of total assets in Caa or below by Moody’s Investors Service, Inc or equivalently rated by S&P or Fitch, or if unrated, determined by the sub-adviser to be of comparable quality. The remainder of assets may be invested in investment-grade debt instruments. The portfolio may invest up to 20% in non-U.S. dollar-denominated securities and without limit in U.S. dollar-denominated foreign issuers and up to 15% of its total assets in emerging markets. The portfolio may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Foreign currency exposure (from non-U.S.

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued) dollar-denominated securities or currencies) normally will be limited to 20% of the portfolio’s total assets. The portfolio may invest in debt instruments including: securities issued or guaranteed by the U.S. government, its agencies or government-sponsored enterprises; corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or “indexed” securities and event-linked bonds; bank capital and trust preferred securities; loan participations and assignments; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits and bankers’ acceptances; repurchase agreements on debt instruments and reverse repurchase agreements on debt instruments; debt instruments issued by state or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies, and government-sponsored enterprises; obligations of international agencies or supranational entities. The portfolio may engage in short sales and may invest up to 10% of its total assets in preferred stocks. The portfolio may invest all of its assets in derivative instruments such as options, futures contracts, or swap agreements. The portfolio may invest all of its assets in mortgage- or asset-backed securities. The portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as “buy backs” or “dollar rolls”). The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Bank instruments, call, company, convertible securities, credit, credit default swaps, currency, derivative instruments, foreign investments/developing and emerging markets, high-yield securities, inflation-indexed bonds, interest rate, leverage, liquidity, market, mortgage- and/or asset-backed securities, municipal obligations, other investment companies, prepayment and extension, securities lending, short sales, sovereign debt, U.S. government securities and obligations, and when issued and delayed delivery securities and forward commitments.

Underlying Fund: ING PIMCO Total Return Bond Portfolio

Investment Adviser: Directed Services LLC

Sub-Adviser: Pacific Investment Management Company LLC

Investment Objective: Maximize total return, consistent with preservation of capital and prudent investment management.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of debt instruments of varying maturities which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The average portfolio duration of the portfolio normally varies within two years (plus or minus) of the duration of the Barclays Capital U.S. Aggregate Bond Index. The portfolio may invest in debt instruments including: securities issued or guaranteed by the U.S. government, its agencies or government-sponsored enterprises; corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued both by governments and corporations; structured notes, including hybrid or “indexed” securities and event-linked bonds; bank capital and trust preferred securities; loan participations and assignments; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits and bankers’ acceptances; repurchase agreements on debt instruments and reverse repurchase agreements on debt instruments; debt securities issued by state or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies and government sponsored enterprises; and obligations of international agencies or supranational entities. The portfolio may invest in derivatives based on debt instruments, such as forwards, options, futures contracts, or swap agreements and engage in short sales. The portfolio may also invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements or in mortgage- or asset-backed securities. The portfolio may also invest up to 10% of its total assets in equity-related securities, such as convertible securities and preferred stocks. Invests primarily in investment-grade debt securities, but may invest up to 10% of its total assets in high-yield securities (“junk bonds”). The portfolio may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. Foreign currency exposure normally will be limited to 20% of the portfolio’s total assets. The portfolio may invest up to 15% of its total assets in securities and instruments that are economically tied

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued) to countries with emerging securities markets. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Bank instruments, call, company, convertible securities, credit, credit default swaps, currency, derivative instruments, foreign investments/developing and emerging markets, high-yield securities, inflation-indexed bonds, interest in loans, interest rate, leverage, liquidity, market, mortgage- and/or asset-backed securities, municipal obligations, other investment companies, prepayment and extension, securities lending, short sales, sovereign debt, and U.S. government securities and obligations.

PRIOR TO MAY 1, 2013

Underlying Fund: ING Pioneer Fund Portfolio

Investment Adviser: Directed Services LLC

Sub-Adviser: Pioneer Investment Management, Inc.

Investment Objective: Reasonable income and capital growth.

Main Investments: The portfolio invests in a broad group of carefully selected securities believed to be reasonably priced, rather than in securities whose prices reflect a premium resulting from their current market popularity. The portfolio invests predominantly in equity securities (including common stocks, convertible debt, and other equity instruments, such as exchange-traded funds that invest primarily in equity securities, equity interests in real estate investment trusts, depositary receipts, warrants, rights, and preferred stocks). The portfolio may invest up to 20% of its net assets in real estate investment trusts and up to 20% of its assets in foreign issuers. The portfolio does not count securities of Canadian issuers against the limit on investment in securities of non-U.S. issuers. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, convertible securities, currency, foreign investments, liquidity, market, market capitalization, other investment companies, real estate companies and real estate investment trusts, and securities lending.

AS OF MAY 1, 2013

Underlying Fund: ING Multi-Manager Large Cap Core Portfolio (formerly, ING Pioneer Fund Portfolio)

Investment Adviser: Directed Services LLC

Sub-Adviser: Columbia Management Investment Advisers, LLC and The London Company of Virginia, LLC d/b/a The London Company

Investment Objective: Reasonable income and capital growth.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of large-capitalization companies. Large-capitalization companies are companies with market capitalizations which fall within the range of companies in the S&P 500® Index at the time of purchase. The market capitalization of companies within the S&P 500 Index will change with market conditions. The portfolio generally invests in securities of U.S. issuers but may also invest up to 20% of its total assets in securities of foreign issuers. The portfolio may invest directly in foreign securities or indirectly through depositary receipts. The portfolio may invest in derivatives such as futures, forward contracts, options and swap contracts, including credit default swaps. The portfolio may use derivative instruments for both hedging and non-hedging purposes, including, for example, to produce incremental earnings, to hedge existing positions, to provide a substitute for a position in an underlying asset, to increase or reduce market or credit exposure, or to increase flexibility. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued)

Main Risks: Company, currency, derivative instruments, foreign investments, investment model, liquidity, market, other investment companies, and securities lending.

Underlying Fund: ING Pioneer High Yield Portfolio

Investment Adviser: Directed Services LLC

Sub-Adviser: Pioneer Investment Management, Inc.

Investment Objective: Maximize total return through income and capital appreciation.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in below investment-grade (high-yield) debt securities and preferred stocks. The portfolio may invest in high-yield securities of any rating, including securities where the issuer is in default or bankruptcy at the time of purchase. For purpose of satisfying the 80% requirement, the portfolio also may invest in derivative instruments that have economic characteristics similar to such high-yield debt securities and preferred stocks. The portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder, and real estate investment trusts. The portfolio invests in securities with a broad range of maturities, and its high-yield securities investments may be convertible into equity securities. The portfolio may invest in event-linked bonds, bank loans, and credit default swaps. The portfolio may invest more than 25% of its assets in the same market segment. The portfolio may invest in securities of Canadian issuers to the same extent as securities of U.S. issuers. The portfolio may invest up to 15% of its total assets in foreign securities (excluding Canadian issuers) including debt and equity securities of corporate issuers and debt securities of government issuers in developed and emerging markets. The portfolio may invest in investment-grade and below investment-grade convertible bonds and preferred stocks that are convertible into equity securities, mortgage-related securities including “sub-prime” mortgages and asset-backed securities, mortgage derivatives, and structured securities. The portfolio may also invest in equity securities of U.S. and non-U.S. issuers including common stocks, depositary receipts, warrants, rights, and other equity interests. The portfolio may use derivatives including, futures and options on securities, indices and currencies; forward foreign currency exchange contracts; and other derivatives, for hedging, but from time to time may use derivatives as a substitute for purchasing or selling securities or to increase the portfolio’s return. The portfolio may invest the remainder of its assets in securities with remaining maturities of less than one year, cash equivalents or may hold cash. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Call, company, convertible securities, credit, credit default swaps, currency, derivative instruments, floating rate loans, focused investing, foreign investments/developing and emerging markets, high-yield securities, interest rate, leverage, liquidity, market, mortgage- and/or asset-backed securities, other investment companies, prepayment and extension, real estate companies and real estate investment trusts, securities lending, sovereign debt, and zero-coupon bonds and pay-in-kind securities.

Underlying Fund: ING Pioneer Mid Cap Value Portfolio

Investment Adviser: Directed Services LLC

Sub-Adviser: Pioneer Investment Management, Inc.

Investment Objective: Capital appreciation.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of mid-capitalization companies (defined as those companies whose market values, at the time of purchase, do not exceed the greater of the market capitalization of the largest company included in the Russell Midcap® Value Index or the 3-year rolling average of the market capitalization of the largest company within the Russell Midcap® Value Index as measured at the end of the preceding month and are not less than the smallest company in the index). The equity securities in which the portfolio invests include common and preferred stocks, depositary receipts, convertible debt, and equity interests in real estate investment trusts. The portfolio may invest up to 25% of its total assets in equity securities and debt instruments of non-U.S. issuers. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued)

Main Risks: Company, convertible securities, credit, currency, foreign investments, interest rate, liquidity, market, mid-capitalization company, other investment companies, real estate companies and real estate investment trusts, securities lending, and value investing.

Underlying Fund: ING RussellTM Large Cap Growth Index Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Top 200® Growth Index (“Index”).

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies which are, at the time of purchase, included in the Index, convertible securities that are convertible into stocks included in the Index, other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components, and exchange-traded funds. Under normal market conditions, the portfolio invests all, or substantially all of its assets in these securities. The portfolio invests principally in common stocks and employs a “passive management” approach designed to track the performance of the Index. As of February 28, 2013, a portion of the Index was concentrated in the information technology sector. The portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the portfolio’s cash position. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, concentration, convertible securities, credit, derivative instruments, growth investing, index strategy, interest rate, liquidity, market, other investment companies, and securities lending.

Underlying Fund: ING RussellTM Large Cap Index Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Top 200® Index (“Index”).

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies which are, at the time of purchase, included in the Index, convertible securities that are convertible into stocks included in the Index, other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components, and exchange-traded funds. Under normal market conditions, the portfolio invests all, or substantially all of its assets in these securities. The portfolio invests principally in common stocks and employs a “passive management” approach designed to track the performance of the Index. As of February 28, 2013, portions of the Index were focused in the financials sector and in the information technology sector. The portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the portfolio’s cash position. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, convertible securities, credit, derivative instruments, focused investing, index strategy, interest rate, liquidity, market, other investment companies, and securities lending.

Underlying Fund: ING RussellTM Large Cap Value Index Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued)

Investment Objective: Investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Top 200® Value Index (“Index”).

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies which are, at the time of purchase, included in the Index, convertible securities that are convertible into stocks included in the Index, other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components, and exchange-traded funds. Under normal market conditions, the portfolio invests all, or substantially all of its assets in these securities. The portfolio invests principally in common stocks and employs a “passive management” approach designed to track the performance of the Index. As of February 28, 2013, a portion of the Index was concentrated in the financials sector and a portion of the Index was focused in the energy sector (including the oil, gas, and consumable fuels industry). The portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the portfolio’s cash position. The portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, concentration, convertible securities, credit, derivative instruments, focused investing, index strategy, interest rate, liquidity, market, other investment companies, securities lending, and value investing.

Underlying Fund: ING RussellTM Mid Cap Growth Index Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Midcap® Growth Index (“Index”).

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies which are, at the time of purchase, included in the Index, convertible securities that are convertible into stocks included in the Index, other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components, and exchange-traded funds. Under normal market conditions, the portfolio invests all, or substantially all of its assets in these securities. The portfolio invests principally in common stocks and employs a “passive management” approach designed to track the performance of the Index. As of February 28, 2013, a portion of the Index was concentrated in the consumer discretionary sector; and portions of the Index were focused in the industrials sector and the information technology sector. The portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the portfolio’s cash position. The portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, concentration, convertible securities, credit, derivative instruments, focused investing, growth investing, index strategy, interest rate, liquidity, market, mid-capitalization company, other investment companies, and securities lending.

Underlying Fund: ING RussellTM Mid Cap Index Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Midcap® Index (“Index”).

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies which are, at the time of purchase, included in the Index, convertible securities that are convertible into stocks included in the Index, other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components, and exchange-traded funds. Under normal market conditions, the portfolio invests all, or substantially all of its assets in these securities. The portfolio invests principally in common stocks and employs

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued) a “passive management” approach designed to track the performance of the Index. As of February 28, 2013, portions of the Index were focused in the consumer discretionary sector and the financials sector. The portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the portfolio’s cash position. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, convertible securities, credit, derivative instruments, focused investing, index strategy, interest rate, liquidity, market, mid-capitalization company, other investment companies, and securities lending.

Underlying Fund: ING RussellTM Small Cap Index Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell 2000® Index (“Index”).

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies which are, at the time of purchase, included in the Index, convertible securities that are convertible into stocks included in the Index, other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components, and exchange-traded funds. Under normal market conditions, the portfolio invests all, or substantially all of its assets in these securities. The portfolio invests principally in common stocks and employs a “passive management” approach designed to track the performance of the Index. As of February 28, 2013, portions of the Index were focused in the financials sector, the industrials sector, and the information technology sector. The portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the portfolio’s cash position. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, convertible securities, credit, derivative instruments, focused investing, index strategy, interest rate, liquidity, market, other investment companies, securities lending, and small-capitalization company.

Underlying Fund: ING Short Term Bond Fund

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Maximum total return.

Main Investments: The fund invests at least 80% of its net assets (plus borrowing for investment purposes) in a diversified portfolio of bonds or derivative instruments having economic characteristics similar to bonds. The average dollar-weighted maturity of the fund will not exceed 3 years. Because of the fund’s holdings in asset-backed, mortgage-backed, and similar securities, the fund’s average dollar-weighted maturity is equivalent to the average weighted maturity of the cash flows in the securities held by the fund given certain prepayment assumptions (also known as weighted average life). The fund invests in non-government issued debt securities, issued by companies of all sizes, rated investment-grade, but may also invest up to 10% of its total assets in high yield securities, (commonly referred to as “junk bonds”). The fund may also invest in: preferred stocks; U.S. government securities, securities of foreign governments, and supranational organizations; mortgage-backed and asset-backed debt securities; municipal bonds, notes, and commercial paper; and debt securities of foreign issuers. The fund may engage in dollar roll transactions and swap agreements, including credit default swaps. The fund may use options and futures contracts involving securities, securities indices and interest rates to hedge against market risk, to enhance returns, and as a substitute for taking a position in the underlying asset. In addition, private placements of debt securities (which are often restricted securities) are eligible for purchase along with other illiquid securities.

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued) The fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The fund may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Call, company, credit, credit default swaps, currency, derivative instruments, foreign investments, high-yield securities, interest rate, liquidity, market, mortgage- and/or asset-backed securities, municipal obligations, other investment companies, prepayment and extension, securities lending, sovereign debt, and U.S. government securities and obligations.

Underlying Fund: ING Small Company Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Growth of capital primarily through investment in a diversified portfolio of common stocks of companies with small market capitalizations.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of small-capitalization companies (defined as those included in Standard and Poor’s SmallCap 600 Index or the Russell 2000® Index, or if not included in either index, have market capitalizations that fall within the range of the market capitalizations of companies included in either index). The portfolio may invest in derivative instruments including, but not limited to, put and call options. The portfolio may also invest, to a limited extent, in foreign stock. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, currency, derivative instruments, foreign investments, investment model, liquidity, market, other investment companies, securities lending, and small-capitalization company.

Underlying Fund: ING SmallCap Opportunities Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Long-term capital appreciation.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in common stock of smaller, lesser-known U.S. companies. Smaller companies are those with market capitalizations that fall within the range of companies in the Russell 2000® Growth Index at the time of purchase. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 33% of its total assets.

Main Risks: Company, investment model, liquidity, market, other investment companies, securities lending, and small-capitalization company.

Underlying Fund: ING T. Rowe Price Capital Appreciation Portfolio

Investment Adviser: Directed Services LLC

Sub-Adviser: T. Rowe Price Associates, Inc.

Investment Objective: Over the long-term, a high total investment return, consistent with the preservation of capital and with prudent investment risk.

Main Investments: The portfolio invests among three asset classes: equity securities, debt instruments and money market instruments. The portfolio invests primarily in common stocks of established U.S. companies believed to have above-average potential for capital growth. Common stocks typically comprise at least half of the portfolio’s assets. The remaining assets may be invested in other securities, including convertibles, warrants, preferred stocks, corporate and government debt,

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued) futures, and options. Debt instruments and convertible bonds may often constitute a significant portion of the portfolio’s investment portfolio. The portfolio may purchase debt instruments of any maturity and credit quality. The portfolio may invest up to 25% of its assets in debt instruments that are rated below investment-grade or, if not rated, of equivalent quality (“junk bonds”) and bank loans. Up to 25% of the portfolio’s net assets may be invested in foreign equity securities. There is no limit on the portfolio’s investment in convertible securities. The portfolio may invest in futures, options, and call and put options. The portfolio may borrow securities. If there are remaining assets available for investment, the portfolio may invest the balance in any of the following money market instruments with remaining maturities not exceeding one year: (1) shares of the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund, internally managed money market funds of T. Rowe Price; (2) U.S. government obligations; (3) negotiable certificates of deposit, bankers’ acceptances, and fixed time deposits and other obligations of domestic banks that have more than $1 billion in assets and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation; (4) commercial paper rated at the date of purchase in the two highest rating categories by at least one rating agency; (5) repurchase agreements; and (6) U.S dollar and non-U.S. dollar currencies. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Asset allocation, bank instruments, call, company, convertible securities, credit, currency, derivative instruments, foreign investments, high-yield securities, interest in loans, interest rate, leverage, liquidity, market, market capitalization, other investment companies, securities lending, special situations, and U.S. government securities and obligations.

Underlying Fund: ING T. Rowe Price Diversified Mid Cap Growth Portfolio

Investment Adviser: Directed Services LLC

Sub-Adviser: T. Rowe Price Associates, Inc.

Investment Objective: Long-term capital appreciation.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies having market capitalization within the range of companies in the Russell Midcap® Growth Index or the Standard and Poor’s MidCap 400 Index at the time of purchase. The sub-adviser focuses on mid-size companies but may, on occasion, purchase stocks whose market capitalization is outside the capitalization range of mid-sized companies. Most of the portfolio’s investments will be in U.S. common stocks but may also invest in foreign stocks, futures, and forward foreign currency exchange contracts. The portfolio may also invest in shares of the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund. The portfolio may also invest in U.S. and foreign dollar denominated money market securities and U.S. and foreign dollar currencies. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, currency, derivative instruments, foreign investments, growth investing, investment model, liquidity, market, market capitalization, mid-capitalization company, other investment companies, securities lending, and special situations.

Underlying Fund: ING T. Rowe Price Equity Income Portfolio

Investment Adviser: Directed Services LLC

Sub-Adviser: T. Rowe Price Associates, Inc.

Investment Objective: Substantial dividend income as well as long-term growth of capital.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends. The portfolio may invest in convertible securities, warrants, preferred stocks, foreign securities, debt instruments, including high-yield debt securities and futures and options. The portfolio’s investments in a company may also be made through

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued) a privately negotiated note or loan, including loan participations and assignments. The portfolio may also invest in shares of the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund. The portfolio may also invest in U.S. and foreign dollar-denominated money market securities and U.S. dollar and non-U.S. dollar currencies. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Call, company, convertible securities, credit, currency, derivative instruments, dividend, foreign investments, high-yield securities, interest rate, liquidity, market, market capitalization, other investment companies, securities lending, and special situations.

Underlying Fund: ING T. Rowe Price Growth Equity Portfolio

Investment Adviser: Directed Services LLC

Sub-Adviser: T. Rowe Price Associates, Inc.

Investment Objectives: Long-term capital growth, and secondarily, increasing dividend income.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks. The portfolio concentrates its investments in growth companies. The portfolio may also purchase, to a limited extent, foreign stock, hybrid securities, futures, and forward foreign currency exchange contracts. The portfolio may have exposure to foreign currencies. Investment in foreign securities is limited to 30% of the portfolio’s assets. The portfolio may also invest in shares of the T. Rowe Price Reserve Investment Funds and T. Rowe Price Government Reserve Investment Fund. The portfolio may also invest in U.S. dollar and foreign dollar denominated money market securities and U.S. and foreign dollar currencies. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, currency, derivative instruments, foreign investments, growth investing, liquidity, market, market capitalization, other investment companies, securities lending, and special situations.

Underlying Fund: ING T. Rowe Price International Stock Portfolio

Investment Adviser: Directed Services LLC

Sub-Adviser: T. Rowe Price Associates, Inc.

Investment Objective: Long term growth of capital.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in stocks. The portfolio expects to invest substantially all of its assets in stocks outside the United States and to diversify broadly among developed and emerging countries throughout the world. The portfolio may invest in companies of any market capitalization, but focuses on large-sized companies and, to a lesser extent, medium-sized companies. While the portfolio invests primarily in common stocks, it may invest in other securities and may use futures, options and other derivatives and forward currency exhange contracts in keeping with its objective. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, currency, derivative instruments, foreign investments/developing and emerging markets, liquidity, market, market capitalization, other investment companies, and securities lending.

Underlying Fund: ING Templeton Foreign Equity Portfolio

Investment Adviser: Directed Services LLC

Sub-Adviser: Templeton Investment Counsel, LLC

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued)

Investment Objective: Long-term capital growth.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in foreign (non-U.S.) equity securities, including countries with emerging securities markets. Equity securities include common stocks, preferred stocks and convertible securities. The portfolio may also invest in depositary receipts. The portfolio may also have significant investments in one or more countries or in particular sectors, such as financial institutions or industrial companies. The portfolio may use derivative strategies. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, convertible securities, credit, currency, derivative instruments, focused investing, foreign investments/developing and emerging markets, interest rate, liquidity, market, market capitalization, other investment companies, and securities lending.

Underlying Fund: ING Templeton Global Growth Portfolio

Investment Adviser: Directed Services LLC

Sub-Adviser: Templeton Global Advisors Limited

Investment Objective: Capital appreciation. Current income is only an incidental consideration.

Main Investments: The portfolio invests mainly in equity securities, including common and preferred stocks and convertible securities, of companies located in a number of different countries anywhere in the world, including emerging markets. The portfolio also invests in depositary receipts and derivatives, including up to 5% of its total assets in options and swap agreements. The portfolio may invest up to 25% of its total assets in debt instruments of companies and governments located anywhere in the world. The portfolio may invest up to 15% of its net assets in equity-linked notes for hedging and investment purposes. The portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, convertible securities, credit, currency, derivative instruments, foreign investments/developing and emerging markets, growth investing, interest rate, liquidity, market, other investment companies, securities lending, and sovereign debt.

Underlying Fund: ING U.S. Bond Index Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Barclays Capital U.S. Aggregate Bond Index (“Index”).

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in investment-grade debt instruments, rated at least A by Moody’s Investors Service, Inc. or at least A by Standard & Poor’s Ratings Services, or of comparable quality if unrated which are, at the time of purchase, included in the Index, derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components, and exchange-traded funds. Under normal market conditions, the portfolio invests all, or substantially all of its assets in these securities. To Be Announced purchase commitments (“TBA”) shall be deemed included in the Index upon entering into the contract for the TBA if the underlying securities are included in the Index. The portfolio maintains a weighted average effective duration within one year on either side of the duration of the Index, which generally ranges between 3.5 and 6 years. The portfolio may also invest in futures and other derivatives as a substitute for the sale or purchase of debt securities in the Index and to provide fixed-income exposure to the portfolio’s cash position. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued)

Main Risks: Credit, derivative instruments, index strategy, interest rate, investment model, liquidity, mortgage- and/or asset-backed securities, other investment companies, prepayment and extension, securities lending, and U.S. government securities and obligations.

Underlying Fund: ING U.S. Stock Index Portfolio

Investment Adviser: Directed Services LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Total return.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies included in the S&P 500® Index (“Index”) or equity securities of companies that are representative of the Index (including derivatives). The portfolio invests principally in common stocks and employs a “passive management” approach designed to track the performance of the Index, which is denominated by stocks of large U.S. companies. The portfolio usually attempts to replicate the target index by investing all, or substantially all, of its assets in stocks that make up the Index. The portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the portfolio’s cash position. In the event that the portfolio’s market value is $50 million or less, in order to replicate investment in stocks listed on the Index, the sub-adviser may invest the entire amount of the portfolio’s assets in index futures, in exchange-traded funds, or in a combination of index futures and exchange-traded funds, subject to any limitation on the portfolio’s investments in such securities. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, derivative instruments, index strategy, liquidity, market, other investment companies, and securities lending.

MORE INFORMATION ABOUT PRINCIPAL RISKS THAT APPLY ONLY TO THE UNDERLYING FUNDS

The following are principal risks that apply only to the Underlying Funds:

Asset Allocation.  The success of an Underlying Fund’s strategy depends on the manager’s skill in allocating the Underlying Fund’s assets between equity securities, debt instruments, and/or money market instruments and in choosing investments within those categories. There is a risk that an Underlying Fund may allocate assets to an asset class that underperforms other asset classes.

Bank Instruments.  An Underlying Fund may invest in certificates of deposit, fixed-time deposits, bankers’ acceptances, and other debt and deposit-type obligations issued by banks. Although an Underlying Fund attempts to invest only with high-quality banking institutions, most banking institutions are dependent on other institutions to fulfill their obligations. As a result, changes in economic, regulatory, political conditions, or other events that affect the banking industry may have an adverse effect on the banking institutions in which an Underlying Fund invests or that serve as counterparties in transactions with the Underlying Fund.

Cayman Subsidiary.  The Cayman Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. An Underlying Fund relies on a private letter ruling from the Internal Revenue Service with respect to the investment in the Cayman Subsidiary. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of an Underlying Fund and/or the Cayman Subsidiary to operate as described in the Underlying Fund’s prospectus and the SAI and could adversely affect the Underlying Fund. The tax treatment of the Underlying Fund’s investments in the Cayman Subsidiary may be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the Internal Revenue Service that could affect whether income from such investments is “qualifying income” under Subchapter M of the Code, or otherwise affect the character, timing and/or amount of the Underlying Fund’s taxable income or any gains and distributions made by the Underlying Fund.

Concentration in Banking Industry.  As a result of an Underlying Fund “concentrating,” as that term is defined in the 1940 Act, its assets in securities related to a particular industry, the Underlying Fund may be subject to greater market fluctuations than a fund that has securities representing a broader range of investment alternatives. If securities of the particular industry as a group fall out of favor, an Underlying Fund could underperform funds that have greater industry
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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued) diversification. When an Underlying Fund is concentrated in the banking industry, the risks include, but are not limited to, credit risk, interest rate risk, and regulatory risk. Banks and other financial institutions can be affected by such factors as downturns in the U.S. and foreign economies, the deterioration or failure of other financial institutions, and changes in banking or securities regulations. Changes in legislation in past years have increased competition in the industry. Interest rate changes can have a significant impact on the banking industry, particularly on banks that face exposure to credit losses.

Concentration in Natural Resources Industry.  As a result of an Underlying Fund “concentrating,” as that term is defined in the 1940 Act, its assets in securities related to a particular industry, an Underlying Fund may be subject to greater market fluctuations than a fund that has securities representing a broader range of investment alternatives. If securities of the particular industry as a group fall out of favor, an Underlying Fund could underperform funds that have greater industry diversification. Securities of companies involved in natural resources may be subject to broad price fluctuations, reflecting volatility of energy and basic materials’ prices and possible instability of supply of various natural resources. In addition, some companies may be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazards associated with natural resources, such as fire, drought, and increased regulatory and environmental costs. The production and marketing of natural resources may be affected by action and changes in governments.

Concentration in Real Estate Industry.  As a result of an Underlying Fund “concentrating,” as that term is defined in the 1940 Act, its assets in securities related to a particular industry, an Underlying Fund may be subject to greater market fluctuations than a fund that has securities representing a broader range of investment alternatives. If securities of the particular industry as a group fall out of favor, an Underlying Fund could underperform funds that have greater industry diversification. When an Underlying Fund is concentrated in the real estate industry, investments in issuers principally engaged in real estate, including real estate investment trusts, may subject the Underlying Fund to risks similar to those associated with the direct ownership of real estate including terrorist attacks, war or other acts that destroy real property. In addition these investments may be affected by such factors as falling real estate prices, rising interest rates or property taxes, high foreclosure rates, environmental problems, zoning changes, overbuilding, overall declines in the economy and the management skill and creditworthiness of the company. Real estate investment trusts may also be affected by tax and regulatory requirements.

Concentration in Technology Sector.  As a result of an Underlying Fund “concentrating,” as that term is defined in the 1940 Act, its assets in securities related to a particular industry, an Underlying Fund may be subject to greater market fluctuations than a fund that has securities representing a broader range of investment alternatives. If securities of the particular industry as a group fall out of favor, an Underlying Fund could underperform funds that have greater industry diversification. Some of the risks of investing in companies in the technology sector are that they may face special risks that their products or services may not prove to be commercially successful. Technology related companies are also strongly affected by worldwide scientific or technological developments. As a result, technology companies may be vulnerable to obsolescence of existing technology, expired patents, short product cycles, price competition, market saturation and new market entrants. Many technology companies are smaller companies that may have limited business lines and limited financial resources, making them highly vulnerable to business and economic risks. Such companies are also often subject to governmental regulation and may, therefore, be adversely affected by governmental policies. Last, securities of companies involved in the technology sector may be subject to broad price fluctuations.

Convertible Securities.  Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.

The value of a convertible security will normally fluctuate in some proportion to changes in the value of the underlying security because of the conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying security. A convertible security may also provide income and be subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk. In the event the issuer of a convertible security is unable to meet its financial obligations, declares bankruptcy, or becomes insolvent, an Underlying Fund could lose money. An Underlying Fund may be forced to convert a convertible security before it otherwise would do so, which may decrease the Underlying Fund’s returns.

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued)

Credit for Floating Rate Loan Funds.  The value of an Underlying Fund’s shares, and the Underlying Fund’s ability to pay dividends, is dependent upon the performance of the assets in its portfolio. Prices of an Underlying Fund’s investments can fall if the actual or perceived financial health of the borrowers on, or issuers of, such investments deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the borrower or issuer could be late in paying interest or principal, or could fail to pay altogether.

In the event a borrower fails to pay scheduled interest or principal payments on an investment held by an Underlying Fund, the Underlying Fund will experience a reduction in its income and a decline in the market value of such investment. This will likely reduce the amount of dividends paid by an Underlying Fund and likely lead to a decline in the net asset value of the Underlying Fund’s shares.

An Underlying Fund generally invests in floating rate loans that are senior in the capital structure of the borrower or issuer, and that are secured with specific collateral. Loans that are senior and secured generally involve less risk than unsecured or subordinated debt and equity instruments of the same borrower because the payment of principal and interest on senior loans is an obligation of the borrower that, in most instances, takes precedence over the payment of dividends or the return of capital to the borrower’s shareholders, and payments to bond holders; and because of the collateral supporting the repayment of the debt instrument. However, the value of the collateral may not equal an Underlying Fund’s investment when the debt instrument is acquired or may decline below the principal amount of the debt instrument subsequent to the Underlying Fund’s investment. Also, to the extent that collateral consists of stocks of the borrower, or its subsidiaries or affiliates, an Underlying Fund bears the risk that the stocks may decline in value, be relatively illiquid, or may lose all or substantially all of their value, causing the Underlying Fund’s investment to be undercollateralized. Therefore, the liquidation of the collateral underlying a floating rate loan in which an Underlying Fund has invested, may not satisfy the borrower’s obligation to the Underlying Fund in the event of non-payment of scheduled interest or principal, and the collateral may not be able to be readily liquidated.

In the event of the bankruptcy of a borrower or issuer, an Underlying Fund could experience delays and limitations on its ability to realize the benefits of the collateral securing the Underlying Fund’s investment. Among the risks involved in a bankruptcy are assertions that the pledge of collateral to secure a loan constitutes a fraudulent conveyance or preferential transfer that would have the effect of nullifying or subordinating an Underlying Fund’s rights to the collateral.

The Floating Rate Debt in which an Underlying Fund invests is generally rated lower than investment-grade credit quality, i.e. , rated lower than Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) or BBB- by Standard & Poor’s Ratings Services (“S&P”), or have been made to borrowers who have issued debt securities that are rated lower than investment-grade in quality or, if unrated, would be rated lower than investment-grade credit quality. An Underlying Fund’s investments in lower than investment-grade floating rate loans will generally be rated at the time of purchase between B3 and Ba1 by Moody’s and B- and BB+ by S&P or, if not rated, would be of similar credit quality. Investment decisions for an Underlying Fund will be based largely on the credit analysis performed by the sub-adviser, and not on rating agency evaluation. This analysis may be difficult to perform. Information about a loan and its borrower generally is not in the public domain. Many borrowers have not issued securities to the public and are not subject to reporting requirements under federal securities laws. Generally, however, borrowers are required to provide financial information to lenders and information may be available from other loan market participants or agents that originate or administer loans.

Deflation.  Deflation risk is the possibility that prices throughout the economy decline over time - the opposite of inflation. If inflation is negative, the principal and income of an inflation-protected bond will decline and could result in losses for a portfolio.

Demand for Loans.  The loan market, as represented by the S&P/LSTA Leveraged Loan Index, experienced significant growth in terms of number and aggregate volume of loans outstanding since the inception of the index in 1997. In 1997, the total amount of loans in the market aggregated less than $10 billion. By April of 2000, it had grown to over $100 billion, and by July of 2007 the market had grown to over $500 billion. The size of the market peaked in November of 2008 at $594 billion. During this period, the demand for loans and the number of investors participating in the loan market also increased significantly.

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued)

Since 2008, the market has contracted, characterized by limited new loan issuance and payoffs of outstanding loans. From the peak in 2008 through February 2012, the overall size of the loan market contracted by approximately 13%. The number of market participants also decreased during that period. Although the number of new loans being issued in the market in 2012 is increasing, there can be no assurance that the size of the loan market, and the number of participants, will return to earlier levels.

An increase in demand for loans may benefit a portfolio by providing increased liquidity for such loans and higher sales prices, but it may also adversely affect the rate of interest payable on such loans acquired by the portfolio and the rights provided to the portfolio under the terms of the applicable loan agreement, and may increase the price of loans that the portfolio wishes to purchase in the secondary market. A decrease in the demand for loans may adversely affect the price of loans in a portfolio’s portfolio, which could cause the portfolio’s net asset value to decline.

Dividend.  Companies that issue dividend yielding equity securities are not required to continue to pay dividends on such securities. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future.

Equity Securities Incidental to Investments in Loans.  The value of equity securities in which an Underlying Fund invests may be affected more rapidly, and to a greater extent, by company-specific developments and general market conditions. These risks may increase fluctuations in an Underlying Fund’s net asset value. An Underlying Fund may frequently possess material non-public information about a borrower as a result of its ownership of a loan of such borrower. Because of prohibitions on trading in securities of issuers while in possession of such information an Underlying Fund might be unable to enter into a transaction in a security of such a borrower when it would otherwise be advantageous to do so.

Floating Rate Loans.  The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans and many floating rate loans are subject to restrictions on resale.

Focused Investing.  To the extent that an Underlying Fund invests a substantial portion of its assets in a particular industry, sector, market segment, or geographical area, its investments will be sensitive to developments in that industry, sector, market segment, or geographical area. An Underlying Fund assumes the risk that changing economic conditions; changing political or regulatory conditions; or natural and other disasters affecting the particular industry, sector, market segment, or geographical area in which the Underlying Fund focuses its investments could have a significant impact on its investment performance and could ultimately cause the Underlying Fund to underperform, or be more volatile than, other funds that invest more broadly.

Foreign Investments for Floating Rate Loan Funds.  To the extent an Underlying Fund invests in debt instruments of borrowers in markets outside the United States, its share price may be more volatile than if it invested in debt instruments of borrowers in the U.S. market due to, among other things, the following factors: comparatively unstable political, social and economic conditions and limited or ineffectual judicial systems; comparatively small market sizes, making loans less liquid and loan prices more sensitive to the movements of large investors and more vulnerable to manipulation; governmental policies or actions, such as high taxes, restrictions on currency movements, replacement of currency, potential for default on sovereign debt, trade or diplomatic disputes, creation of monopolies, and seizure of private property through confiscatory taxation and expropriation or nationalization of company assets; incomplete, outdated, or unreliable information about borrowers due to less stringent market regulation and accounting standards; comparatively undeveloped markets and weak banking and financial systems; market inefficiencies, such as higher transaction costs, and administrative difficulties, such as delays in processing transactions; and fluctuations in foreign currency exchange rates, which could reduce gains or widen losses. In addition, foreign taxes could reduce the income available to distribute to shareholders, and special U.S. tax considerations could apply to foreign investments. Depositary receipts are subject to risks of foreign investments and might not always track the price of the underlying foreign security. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

Growth Investing.  Prices of growth stocks typically reflect high expectations for future company growth, and may fall quickly and significantly if investors suspect that actual growth may be less than expected. Growth companies typically lack any dividends that might cushion price declines. Growth stocks tend to be more volatile than value stocks, and may underperform the market as a whole over any given time period. Growth-oriented stocks typically sell at relatively high valuations as compared to other types of securities. Securities of growth companies may be more volatile than other

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued) stocks because they are more sensitive to investor perceptions of the issuing company’s growth potential, they usually invest a high portion of earnings in their business, and they may lack the dividends of value stocks that can cushion stock prices in a falling market. The market may not favor growth-oriented stocks or may not favor equities at all. In addition, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth. Historically, growth-oriented stocks have been more volatile than value-oriented stocks.

Interest in Loans.  The value and the income streams of interests in loans (including participation interests in lease financings and assignments in secured variable or floating rate loans) will decline if borrowers delay payments or fail to pay altogether. A large rise in interest rates could increase this risk. Although loans are generally fully collateralized when purchased, the collateral may become illiquid or decline in value. Many loans themselves carry liquidity and valuation risks.

Interest Rate for Floating Rate Loan Funds.  Changes in short-term market interest rates will directly affect the yield on the shares of an Underlying Fund whose investments are normally invested in Floating Rate Debt. If short-term market interest rates fall, the yield on an Underlying Fund’s shares will also fall. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on the Floating Rate Debt in an Underlying Fund’s portfolio, the impact of rising rates will be delayed to the extent of such lag. The impact of market interest rate changes on an Underlying Fund’s yield will also be affected by whether, and the extent to which, the Floating Rate Debt in the Underlying Fund’s portfolio is subject to floors on the LIBOR base rate on which interest is calculated for such loans (a “LIBOR floor”). So long as the base rate for a loan remains under the LIBOR floor, changes in short-term interest rates will not affect the yield on such loans. In addition, to the extent that the interest rate spreads on Floating Rate Debt in an Underlying Fund’s portfolio experience a general decline, the yield on the Underlying Fund’s shares will fall and the value of the Underlying Fund’s assets may decrease, which will cause the Underlying Fund’s net asset value to decrease. With respect to an Underlying Fund’s investments in fixed rate instruments, a rise in interest rates generally causes values to fall. The values of fixed rate instruments with longer maturities or duration are more sensitive to changes in interest rates. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase an Underlying Fund’s exposure to risks associated with rising interest rates.

Initial Public Offerings.  Initial Public Offerings (“IPOs”) and companies that have recently gone public have the potential to produce substantial gains for an Underlying Fund. However, there is no assurance that an Underlying Fund will have access to profitable IPOs or that IPOs in which the Underlying Fund invests will rise in value. Furthermore, the value of securities of newly public companies may decline in value shortly after the IPO. When an Underlying Fund’s asset base is small, the impact of such investments on the Underlying Fund’s return will be magnified. If an Underlying Fund’s assets grow, it is likely that the effect of the Underlying Fund’s investment in IPOs on the Underlying Fund’s return will decline.

Issuer Non-Diversification.  One or more of the Underlying Funds may be classified as a “non-diversified” investment company and, therefore, is subject to the risks of focusing investments in a small number of issuers, industries or foreign currencies, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Underlying Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than Underlying Funds that are “diversified.” Even though classified as non-diversified, an Underlying Fund may actually maintain a portfolio that is diversified with a large number of issuers. In such an event, the Underlying Fund would benefit less from appreciation in a single issuer than if it had greater exposure to that issuer.

Investment by Other Funds.  Various other mutual funds and/or funds-of-funds, including some ING funds, are allowed to invest in an Underlying Fund. In some cases, an Underlying Fund may serve as a primary or significant investment vehicle for a fund-of-fund. If the purchases, redemptions or rebalancing in these other funds result in large inflows or outflows of cash from the Underlying Fund, the Underlying Fund could be required to sell securities or invest cash at times, or in ways, that could hurt its performance, speed the realization of capital gains, or increase transaction costs. While it is very difficult to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, these transactions could also increase transaction costs or portfolio turnover. The adviser or sub-adviser will monitor transactions by the funds-of-funds and will attempt to minimize any adverse effects on an Underlying Fund and funds-of-funds as a result of these transactions. So long as an Underlying Fund accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued)

Investment Model.  Certain Underlying Funds invest based on a model implemented by the Underlying Fund’s manager. The manager’s proprietary model may not adequately address existing or unforeseen market factors or the interplay between such factors. The proprietary models used by an Underlying Fund’s manager to evaluate securities or securities markets are based on the manager’s understanding of the interplay of market factors and do not assure successful investment. The markets, or the price of individual securities, may be affected by factors not foreseen in developing the models.

Leverage.  Certain transactions and investment strategies may give rise to leverage. Such transactions and investment strategies include, among others: borrowing, dollar rolls, reverse repurchase agreements, loans of portfolio securities and the use of when-issued, delayed-delivery or forward-commitment transactions. The use of certain derivatives may also create leveraging risk. The use of leverage may increase an Underlying Fund’s expenses and increase the impact of an Underlying Fund’s other risks. The use of leverage may exaggerate any increase or decrease in the net asset value of an Underlying Fund. To mitigate leveraging risk, an Underlying Fund will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause an Underlying Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements resulting in increased volatility of returns. Leverage, including borrowing, may cause an Underlying Fund to be more volatile than if an Underlying Fund had not been leveraged.

Leverage for Floating Rate Loan Funds.  Certain transactions and investment strategies may give rise to leverage. Such transactions and investment strategies include, among others: borrowing and the use of forward-commitment transactions. The use of certain derivatives may also create leveraging risk. The use of leverage may increase an Underlying Fund’s expenses and increase the impact of the Underlying Fund’s other risks. The use of leverage may exaggerate any increase or decrease in the net asset value of an Underlying Fund. To mitigate leveraging risk, an Underlying Fund will segregate liquid assets or otherwise cover the Underlying Fund’s obligation under transactions such as reverse repurchase agreements, when issued and delayed delivery securities, and forward commitment transactions. The use of leverage may cause an Underlying Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements resulting in increased volatility of returns. Leverage, including borrowing, may cause an Underlying Fund to be more volatile than if the Underlying Fund had not been leveraged.

Limited Secondary Market for Floating Rate Loans.  Although the re-sale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or board of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated inter-dealer or inter-bank re-sale market.

Floating rate loans usually trade in large denominations. Trades can be infrequent and the market for floating rate loans may experience substantial volatility. In addition, the market for floating rate loans has limited transparency so that information about actual trades may be difficult to obtain. Accordingly, some of the floating rate loans in which an Underlying Fund invests will be relatively illiquid.

In addition, the floating rate loans in which an Underlying Fund invests may require the consent of the borrower and/or the agent prior to sale or assignment. These consent requirements can delay or impede an Underlying Fund’s ability to sell floating rate loans and can adversely affect the price that can be obtained. An Underlying Fund may have difficulty disposing of floating rate loans if it needs cash to repay debt, to fund redemptions, to pay dividends, to pay expenses or to take advantage of new investment opportunities.

These considerations may cause an Underlying Fund to sell floating rate loans at lower prices than it would otherwise consider to meet cash needs or cause the Underlying Fund to maintain a greater portion of its assets in money market instruments than it would otherwise, which could negatively impact performance. An Underlying Fund may seek to avoid the necessity of selling assets to meet redemption requests or liquidity needs by the use of borrowings. Such borrowings, even though they are for the purpose of satisfying redemptions or meeting liquidity needs and not to generate leveraged returns, nevertheless would produce leverage and the risks that are inherent in leverage. However, there can be no assurance that sales of floating rate loans at such lower prices can be avoided.

From time to time, the occurrence of one or more of the factors described above may create a cascading effect where the market for debt instruments (including the market for floating rate loans) first experiences volatility and then decreased liquidity. Such conditions, or other similar conditions, may then adversely affect the value of floating rate loans and other instruments, widening spreads against higher-quality debt instruments, and making it harder to sell floating rate loans at prices at which they have historically or recently traded, thereby further reducing liquidity. For example, during the

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued) global liquidity crisis in the second half of 2008, the average price of loans in the S&P/LSTA Leverage Loan Index declined by 32% (which included a decline of 3.06% on a single day) prior to rebounding substantially in 2009 and in early 2010. Declines in an Underlying Fund’s share price or other market developments (which could be more severe than these prior declines) may lead to increased redemptions, which could cause the Underlying Fund to have to sell floating rate loans and other instruments at disadvantageous prices and inhibit the ability of the Underlying Fund to retain its assets in the hope of greater stabilization in the secondary markets. In addition, these or similar circumstances could cause an Underlying Fund to sell its highest quality and most liquid floating rate loans and other investments in order to satisfy an initial wave of redemptions while leaving the Underlying Fund with a remaining portfolio of lower-quality and less liquid investments. In anticipation of such circumstances, an Underlying Fund may also need to maintain a larger portion of its assets in liquid instruments than usual. However, there can be no assurance that an Underlying Fund will foresee the need to maintain greater liquidity or that actual efforts to maintain a larger portion of assets in liquid investments would successfully mitigate the foregoing risks.

Liquidity for Floating Rate Loan Funds.  If a loan is illiquid, an Underlying Fund might be unable to sell the loan at a time when the Underlying Fund’s manager might wish to sell, thereby having the effect of decreasing the Underlying Fund’s overall level of liquidity. Further, as described in Valuation of Loans, the lack of an established secondary market may make it more difficult to value illiquid loans, which could result in floating rate loans being assigned values which prove to be higher than the amounts that an Underlying Fund ultimately realizes upon its actual sales of those loans. An Underlying Fund may make investments that become less liquid in response to market developments or adverse investor perception, including but not limited to, those circumstances described in Limited Secondary Market for Floating Rate Loans. An Underlying Fund could lose money if it cannot sell a loan at the time and price that would be most beneficial to the Underlying Fund.

Mid-Capitalization Company.  Investments in mid-capitalization companies may involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

Mortgage- and/or Asset-Backed Securities.  Defaults on or low credit quality or liquidity of the underlying assets of the asset-backed (including mortgage-backed) securities held by an Underlying Fund may impair the value of the securities. There may be limitations on the enforceability of any security interest granted with respect to those underlying assets. These securities also present a higher degree of prepayment and extension risk and interest rate risk than do other types of fixed-income securities. Because of prepayment risk and extension risk, small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain asset-backed securities. The value of longer-term securities generally changes more in response to changes in interest rates than shorter term securities.

During an economic downturn, the mortgages, commercial or consumer loans, trade or credit card receivables, installment purchase obligations, leases, or other debt obligations underlying an asset-backed security may experience an increase in defaults as borrowers experience difficulties in repaying their loans which may cause the valuation of such securities to be more volatile and may reduce the value of such securities. These risks are particularly heightened for investments in asset-backed securities that contain sub-prime loans which are loans made to borrowers with weakened credit histories and often have higher default rates.

Municipal Obligations.  The municipal market in which an Underlying Fund invests is volatile and can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities. Municipal revenue obligations are backed by the revenues generated from a specific project or facility and include industrial development bonds and private activity bonds. Private activity and industrial development bonds are dependent on the ability of the facility’s user to meet its financial obligations and the value of any real or personal property pledged as security for such payment. Many municipal securities are issued to finance projects relating to education, health care, transportation and utilities. Conditions in those sectors may affect the overall municipal market. In addition, municipal securities backed by current or anticipated revenues from a specific project or specific asset may be adversely affected by the discontinuance of the taxation supporting the project or asset or the inability to collect revenues for the project or from assets. If an issuer of a municipal security does not comply with applicable tax requirements, interest from the security may become taxable and the security could decline in value.

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued)

Over-the-Counter Investments.  Investments purchased over-the-counter (“OTC”), including securities and derivatives, can involve greater risks than securities traded on recognized stock exchanges. OTC securities are generally securities of smaller or newer companies that may have limited product lines and markets compared to larger companies. They also can have less management depth, more reliance on key personnel, and less access to capital and credit. OTC securities tend to trade less frequently and in lower volume, and as a result have greater liquidity risk. Many of the protections afforded to participants on some organized exchanges, such as the performance guarantee of an exchange clearing house, are not available in connection with OTC derivatives transactions. Additionally, OTC investments are generally purchased either directly from a dealer or in negotiated transactions with the issuer and as such may expose an Underlying Fund to counterparty risk.

Prepayment and Extension for Floating Rate Loans.  Prepayment risk is the risk that principal on a debt obligation may be repaid earlier than anticipated. Floating rate loans typically do not have call protection and may be prepaid partially or in full at any time without penalty. If a floating rate loan is prepaid, an Underlying Fund may realize proceeds that are less than the value that had been assigned to the loan and/or may be forced to reinvest the proceeds in assets with lower yields than the loan that was repaid. For an Underlying Fund’s fixed rate investments, prepayment risk is the risk that principal on mortgages or other loan obligations underlying a security may be repaid prior to the stated maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. Extension risk is the risk that an issuer will exercise its right to repay principal on a fixed rate obligation held by an Underlying Fund later than expected, which may decrease the value of the obligation and may prevent the Underlying Fund from investing expected repayment proceeds in securities paying yields higher than the yields paid by the securities that were expected to be repaid.

Risk Arbitraged Securities and Distressed Companies.  Risk arbitrage securities are securities of companies involved in restructurings (such as mergers, acquisitions, consolidations, liquidations, spin offs, or tender or exchange offers) or that a sub-adviser believes are cheap relative to an economically equivalent security of the same or another company. Distressed companies are companies that are, or are about to be, involved in reorganizations, financial restructurings or bankruptcy.

A merger, tender or exchange offer, or other corporate restructuring proposed at the time an Underlying Fund invests in risk arbitrage securities may not be completed on the terms or within the time frame contemplated, resulting in losses to the portfolio. Debt obligations of distressed companies typically are unrated, lower rated, in default, or close to default. Also, securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies.

Securities Lending.  Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that an Underlying Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that an Underlying Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

To generate additional income, an Underlying Fund may lend securities to financial institutions that are believed to be creditworthy by its adviser. When lending securities, an Underlying Fund will receive cash or U.S. government securities as collateral.

When an Underlying Fund lends its securities, it is responsible for investing the cash it receives as collateral from the borrower, and an Underlying Fund could incur losses in connection with the investment of such collateral, often referred to as “investment risk.” An Underlying Fund will minimize investment risk by limiting the investment of cash collateral to high quality instruments of short maturity.

An Underlying Fund may also lose money from the failure of a borrower to return a borrowed security in a timely manner, often referred to as “borrower default risk.” In the event of a borrower default, an Underlying Fund will be protected to the extent an Underlying Fund is able to exercise its rights in the collateral promptly and the value of such collateral is sufficient to purchase replacement securities. In addition, an Underlying Fund will be protected by its securities lending agent, which has agreed to indemnify the portfolio from losses resulting from borrower default.

Short Sales.  Short sales involve selling a security an Underlying Fund does not own in anticipation that the security’s price will decline. When an Underlying Fund sells a security short and the price of that security rises, it creates a loss for the Underlying Fund. Short sales create leverage and could increase the volatility of an Underlying Fund’s share price.

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued)

Short sales expose an Underlying Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Underlying Fund. When an Underlying Fund must purchase the security it borrowed in a short sale as prevailing market rates, the potential loss may be greater for a short sale than for a short sale “against the box.” A short sale “against the box” may be used to hedge against market risks when the sub-adviser believes that the price of a security may decline, causing the value of a security owned by an Underlying Fund or a security convertible into or exchangeable for such security, to decline. In such case, any future losses in an Underlying Fund’s long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities an Underlying Fund owns.

Small-Capitalization Company.  Investments in small-capitalization companies may involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volume typical on a national securities exchange.

Special Situations.  A “special situation” arises when, in a sub-adviser’s opinion, securities of a particular company will appreciate in value within a reasonable period because of unique circumstances applicable to the company. Special situations often involve much greater risk than is inherent in ordinary investment securities. Investments in special situation companies may not appreciate and an Underlying Fund’s performance could suffer if an anticipated development does not occur or does not produce the anticipated result.

U.S. Government Securities and Obligations.  U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored enterprises. U.S. government securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. Some U.S. government securities are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. These include direct obligations of the U.S. Treasury such as U.S. Treasury notes, bills and bonds, as well as indirect obligations including certain securities of the Government National Mortgage Association, the Small Business Administration, and the Farmers Home Administration, among others. Other U.S. government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury, including certain securities of the Federal Financing Bank, the Federal Home Loan Bank, and the U.S. Postal Service. Still other agencies and instrumentalities are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. government. These include securities issued by the Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation, and the Federal Farm Credit Bank, among others. Consequently, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. No assurance can be given that the U.S. government would provide financial support to such agencies if it is not obligated to do so by law. U.S. government securities may be subject to varying degrees of credit risk and all U.S. government securities may be subject to price declines due to changing interest rates. Securities directly supported by the full faith and credit of the U.S. government have less credit risk.

Valuation of Loans.  A portfolio values its assets daily. However, because the secondary market for floating rate loans is limited, it may be difficult to value loans. Reliable market value quotations may not be readily available for some loans and valuation of such loans may require more research than for liquid securities. In addition, elements of judgment may play a greater role in valuation of loans than for securities with a more developed secondary market because there is less reliable, objective market value data available. In addition, if a portfolio purchases a relatively large portion of a loan, the limitations of the secondary market may inhibit the portfolio from selling a portion of the loan and reducing its exposure to a borrower when the adviser or sub-adviser deems it advisable to do so. Even if a portfolio itself does not own a relatively large portion of a particular loan, the portfolio, in combination with other similar accounts under management by the same portfolio managers, may own large portions of loans. The combination of holdings could create similar risks if and when the portfolio managers decide to sell those loans. These risks could include, for example, the risk that the sale of an initial portion of the loan could be at a price lower than the price at which the loan was valued by a portfolio, the risk that the initial sale could adversely impact the price at which additional portions of the loan are sold, and the risk that the foregoing events could warrant a reduced valuation being assigned to the remaining portion of the loan still owned by the portfolio.

Value Investing.  Securities that appear to be undervalued may never appreciate to the extent expected. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued) and industrial production. The sub-adviser may be wrong in its assessment of a company’s value and the securities a portfolio holds may not reach their full values. A particular risk of a portfolio’s value approach is that some holdings may not recover and provide the capital growth anticipated or a security judged to be undervalued may actually be appropriately priced. The market may not favor value-oriented securities and may not favor equities at all. During those periods, a portfolio’s relative performance may suffer.

When Issued and Delayed Delivery Securities and Forward Commitments.  When issued securities, delayed delivery securities and forward commitments involve the risk that the security an Underlying Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party will not meet its obligation. If this occurs, an Underlying Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Zero-Coupon Bonds and Pay-in-Kind Securities.  Zero-coupon bonds and pay-in-kind securities may be subject to greater fluctuations in price from interest rate changes than conventional interest-bearing securities. An Underlying Fund may have to pay out the imputed income on zero-coupon bonds without receiving the actual cash currency. The values of interest-only and principal-only mortgage-related securities also are subject to prepayment risk and interest rate risks.

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PORTFOLIO HOLDINGS INFORMATION

Portfolio Holdings Information

A description of each Portfolio’s policies and procedures regarding the release of portfolio holdings information is available in the Portfolios’ SAI. Portfolio holdings information can be reviewed online at www.INGInvestment.com.

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MANAGEMENT OF THE PORTFOLIOS

The Investment Adviser

DSL, a Delaware limited liability company, serves as the investment adviser to each of the Portfolios. DSL has overall responsibility for the management of the Portfolios. DSL provides or oversees all investment advisory and portfolio management services for the Portfolios and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. DSL is registered with the SEC as an investment adviser and with Financial Industry Regulatory Authority (“FINRA”) as a broker-dealer.

The Adviser is an indirect, wholly-owned subsidiary of ING U.S., Inc. (“ING U.S.”). ING U.S. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries. As of the date of this Prospectus, ING U.S. is a wholly-owned subsidiary of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin, with operations in more than 40 countries.

In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including ING U.S., before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep must divest at least 25% of ING U.S. by the end of 2013, more than 50% by the end of 2014, and the remaining interest by the end of 2016 (such divestment, the “Separation Plan”).

On November 9, 2012, ING U.S. filed a Registration Statement on Form S-1 (the “Form S-1”) with the U.S. Securities and Exchange Commission (“SEC”) to register an initial public offering of ING U.S. common stock (the “IPO”). Following an IPO, ING Groep would likely continue to own a majority of the common stock of ING U.S. Subsequent to an IPO, ING Groep would likely sell its controlling ownership interest in ING U.S. over time. While the base case for the Separation Plan is the IPO, all options remain open and it is possible that ING Groep’s divestment of ING U.S. may take place by means of a sale to a single buyer or group of buyers. Notwithstanding the filing of the Form S-1, there can be no assurance that the IPO will occur.

It is anticipated that one or more of the transactions contemplated by the Separation Plan would result in the automatic termination of the existing advisory and sub-advisory agreements under which the Adviser and an affiliated sub-adviser provide services to each Portfolio. In order to ensure that the existing investment advisory and sub-advisory services can continue uninterrupted, the Board approved new advisory and sub-advisory agreements for the Portfolios, as applicable, in connection with the IPO. In addition, shareholders of ING Solution Aggressive Portfolio, ING Solution 2020 Portfolio, ING Solution 2030 Portfolio, ING Solution 2040 Portfolio, and ING Solution 2050 Portfolio, approved the new investment advisory and sub-advisory agreements prompted by the IPO, as well as any future advisory and sub-advisory agreements prompted by the Separation Plan that are approved by the Board and whose terms are not materially different from the current agreements. This means that shareholders may not have another opportunity to vote on a new agreement with the Adviser or an affiliated sub-adviser even if they undergo a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of ING U.S.

On March 18, 2013, shareholders of ING Solution Balanced Portfolio (formerly, ING Solution Growth Portfolio), ING Solution Conservative Portfolio, ING Solution Income Portfolio, ING Solution Moderately Aggressive Portfolio (formerly, ING Solution Aggressive Growth Portfolio), ING Solution Moderately Conservative Portfolio (formerly, ING Solution Moderate Portfolio), ING Solution 2015 Portfolio, ING Solution 2025 Portfolio, ING Solution 2035 Portfolio; ING Solution 2045 Portfolio and ING Solution 2055 Portfolio were sent a proxy statement asking them to approve new investment advisory and sub-advisory agreements prompted by the IPO, as well as any future advisory and sub-advisory agreements prompted by the Separation Plan that are approved by the Board and whose terms are not materially different from the current agreements. If this proposal is approved, shareholders may not have another opportunity to vote on a new agreement with the Adviser or an affiliated sub-adviser even if they undergo a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of ING U.S.

The Separation Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of ING U.S. and its subsidiaries, including the Adviser and affiliated entities that provide services to the Portfolios, and may cause, among other things, interruption of business operations or services, diversion of management’s attention from day-to-day operations, reduced access to capital, and loss of key employees or customers. The completion of the Separation Plan is expected to result in the Adviser’s loss of access to the resources of ING Groep, which could adversely

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MANAGEMENT OF THE PORTFOLIOS  (continued) affect its business. It is anticipated that ING U.S., as a stand-alone entity, may be a publicly held U.S. company subject to the reporting requirements of the Securities Exchange Act of 1934 as well as other U.S. government and state regulations, and subject to the risk of changing regulation.

During the time that ING Groep retains a majority interest in ING U.S., circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep by European and other authorities, may also affect ING U.S. A failure to complete the Separation Plan could create uncertainty about the nature of the relationship between ING U.S. and ING Groep, and could adversely affect ING U.S. and the Adviser and its affiliates. Currently, the Adviser and its affiliates do not anticipate that the Separation Plan will have a material adverse impact on their operations or the Portfolios and their operations.

DSL’s principal office is located at 1475 Dunwoody Drive, West Chester, PA 19380. As of December 31, 2012, DSL managed approximately $42.1 billion in registered investment company assets.

Management Fees

DSL receives an annual fee for its advisory services to the Portfolios (except ING Solution Aggressive Portfolio) based on the average daily net assets of each of the Portfolios. For ING Solution Aggressive Portfolio, DSL receives annual fee for its advisory services payable in monthly installments based on 0.10% of average daily net assets of the Portfolio for assets held in Underlying Funds and 0.30% of average daily net assets held in direct investments.

The following table shows the aggregate annual management fee paid by each Portfolio (except ING Solution Aggressive Portfolio) for the most recent fiscal year as a percentage of that Portfolio’s average daily net assets.

Management Fees
ING Solution Balanced Portfolio[1]	0.10%
ING Solution Conservative Portfolio[1]	0.10%
ING Solution Income Portfolio[1]	0.10%
ING Solution Moderately Aggressive Portfolio[1]	0.10%
ING Solution Moderately Conservative Portfolio[1]	0.10%
ING Solution 2015 Portfolio[1]	0.10%
ING Solution 2020 Portfolio[2]	0.10%
ING Solution 2025 Portfolio[1]	0.10%
ING Solution 2030 Portfolio[2]	0.10%
ING Solution 2035 Portfolio[1]	0.10%
ING Solution 2040 Portfolio[2]	0.10%
ING Solution 2045 Portfolio[1]	0.10%
ING Solution 2050 Portfolio[2]	0.10%
ING Solution 2055 Portfolio[1]	0.10%

1	On March 18, 2013, shareholders of the Portfolio were sent a proxy statement, which asked shareholders to approve a revision to each Portfolio’s Management Fee structure from 0.10% of the Portfolio’s average daily net assets to a “bifurcated” fee structure (the “Amended Fee Structure”), which would modify the fees payable to the Adviser as follows: 0.10% of the Portfolio’s average daily net assets invested in Underlying Funds within the ING Funds complex; and 0.30% of the Portfolio’s average daily net assets in direct investments which include, but are not limited to, exchange-traded funds; securities issued by non-investment company issuers, such as operating companies; and derivative instruments. There is no guarantee that shareholders will approve the Amended Fee Structure, in which case the Portfolio will continue to operate under the current fee structure. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Portfolio’s Prospectus which will be available on the Portfolio’s website at ww.INGFunds.com/vp/literature.

2	Effective April 30, 2013, each Portfolio’s Management Fee was revised to a “bifurcated fee” structure as follows: 0.10% of the Portfolio’s average daily net assets invested in Underlying Funds within the ING Funds complex; and 0.30% of the Portfolio’s average daily net assets in direct investments which include, but are not limited to, exchange-traded funds; securities issued by non-investment company issuers, such as operating companies; and derivative instruments.

For information regarding the basis for the Board’s approval of the investment advisory relationships, please refer to the Portfolios’ annual shareholder report dated December 31, 2012, with the exception of ING Solution Aggressive Portfolio. For information regarding the basis for the Board’s approval of the investment advisory relationships for ING Solution Aggressive Portfolio, please refer to the Portfolio’s semi-annual shareholder report to be dated June 30, 2013. For information regarding the basis for the Board’s approval of the investment sub-advisory relationships, please refer to the Portfolios’ semi-annual shareholder report to be dated June 30, 2013.

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MANAGEMENT OF THE PORTFOLIOS  (continued)

The Adviser may act as a “manager-of-managers” for the Portfolios and may engage one or more sub-advisers to provide day to day management of the Portfolios. The Adviser may delegate to a sub-adviser the responsibility for investment management, subject to the Adviser’s oversight. The Adviser would be responsible for monitoring the investment program and performance of any sub-adviser of the Portfolios.

From time to time, the Adviser may also recommend the appointment of additional sub-advisers or replacement of non-affiliated sub-advisers to the Portfolios’ Board. It is not expected that DSL would normally recommend replacement of an affiliated sub-adviser as part of its oversight responsibilities. The Portfolios and the Adviser have received exemptive relief from the SEC to permit the Adviser, with the approval of Portfolios’ Board, to appoint an additional non-affiliated sub-adviser or to replace an existing sub-adviser with a non-affiliated sub-adviser, as well as change the terms of a contract with a non-affiliated sub-adviser, without submitting the contract to a vote of Portfolios’ shareholders. The Portfolios will notify shareholders of any change in the identity of a sub-adviser of the Portfolios, the addition of a sub-adviser to the Portfolios, or any change in the terms of a contract with a non-affiliated sub-adviser. In this event, the names of the Portfolios and their investment strategies may also change.

ING Investment Management Co. LLC

ING Investment Management Co. LLC (“ING IM,” “Sub-Adviser,” or “Consultant”), a Delaware limited liability company, was founded in 1972 and is registered with the SEC as an investment adviser. ING IM is an indirect, wholly-owned subsidiary of ING U.S. and is an affiliate of ING Investments. ING IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. As noted earlier in the section of the Prospectus entitled “Key Portfolio Information,” ING IM serves as the Sub-Adviser for those Portfolios identified as the “Sub-Advised Portfolios” and as a Consultant for those Portfolios identified as the “Consultant Portfolios.” The principal office of ING IM is located at 230 Park Avenue, New York, New York 10169. As of December 31, 2012, ING IM managed approximately $66.3 billion in assets.

As the Consultant, ING IM provides strategic and tactical asset allocation services to the Consultant Portfolios. The Adviser has set up an Investment Committee that reviews the allocations of each Consultant Portfolio’s assets. The Investment Committee considers the annual recommendations of the Consultant, reviews their basis for arriving at these recommendations and determines the asset allocations for each Consultant Portfolio. The Investment Committee is responsible for the day-to-day management of each Consultant Portfolio. No member of the Investment Committee is solely responsible for making recommendations for portfolio purchases and sales or asset allocation recommendations. On March 18, 2013, shareholders of the Consultant Portfolios were sent a proxy statement, which asked shareholders to approve the appointment of ING IM as the Sub-Adviser. If shareholders approve this proposal, ING IM will become the Sub-Adviser to the Consultant Portfolios; however, the individuals listed as members of the Investment Committee will continue to be responsible for the day-to-day management of the Consultant Portfolios. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Consultant Portfolios’ website at www.INGFunds.com/vp/literature.

The following individuals are jointly responsible for the day-to-day management of all the Portfolios either as Portfolio Managers or Investment Committee Members:

Heather Hackett, CFA, Vice President, and Portfolio Manager/Committee Member, has been with ING IM since 2005 and is primarily responsible for outcome-oriented asset allocation products and customized portfolios for clients. She joined ING IM in 2005 as a portfolio specialist supporting the international equity and asset allocation teams. Prior to joining ING IM, Ms. Hackett was an analyst in the consulting group of Smith Barney.

Halvard Kvaale, CIMA, and Portfolio Manager/Committee Member, as well as Head of ING IM’s Manager Research and Selection within the Multi-Asset Strategies and Solutions Group, has been with ING since August 2012. Prior to joining ING, Mr. Kvaale was with Morgan Stanley Smith Barney Consulting Group from 2006 to 2012, most recently as managing director and head of their portfolio advisory services group. Prior to that, he served as the head of global manager research and fee-based advisory solutions at Deutsche Bank, and at Prudential Investments he managed the third party Consulting Programs as well as running the Investment Management Analysis Unit and the Senior Consulting Group.

Paul Zemsky, CFA, Portfolio Manager/Committee Member, and Chief Investment Officer of ING IM’s Multi-Asset Strategies. He joined ING IM in 2005 as head of derivative strategies.

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MANAGEMENT OF THE PORTFOLIOS  (continued)

Additional Information Regarding the Portfolio Managers/Committee Members

The SAI provides additional information about each portfolio manager’s/committee member’s compensation, other accounts managed by each portfolio manager/committee member, and each portfolio manager’s/committee member’s ownership of securities in the Portfolios.

Consulting Fee

The Adviser, not the Consultant Portfolios, pays the Consultant a consulting fee equal to the following percentages based on the aggregated assets of each Consultant Portfolio’s average daily net assets: 0.03% of the first $500 million; 0.025% of the next $500 million; 0.02% of the next $1 billion; and 0.01% of amounts over $2 billion.

The Administrator

ING Funds Services, LLC (“Administrator”) serves as administrator to each Portfolio and receives an annual administrative services fee equal to 0.10% of each Portfolio’s average daily net assets.

The administrative services provided to each Portfolio includes acting as a liaison among the various service providers to the Portfolio, including the custodian, portfolio accounting agent, the Sub-Adviser/Consultant, and the insurance companies to which a Portfolio offers its shares. The Administrator also reviews the Portfolios for compliance with applicable legal requirements and monitors the Sub-Adviser/Consultant for compliance with requirements under applicable law and with the investment policies and restrictions of the Portfolios.

The Distributor

ING Investments Distributor, LLC (“Distributor”) is the principal underwriter and distributor of each Portfolio. It is a Delaware limited liability company with its principal offices at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258.

The Distributor is a member of the Financial Industry Regulatory Authority (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org or the Public Disclosure Hotline at 800-289-9999.

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HOW SHARES ARE PRICED

The net asset value (“NAV”) per share for each class of the Portfolios is determined each business day as of the close of regular trading (“Market Close”) on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The Portfolios are open for business every day the NYSE is open. The NYSE is closed on all weekends and on all national holidays and Good Friday. Portfolio shares will not be priced on those days. The NAV per share of each class of the Portfolios is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding.

The NAV of the Portfolios is based upon the NAVs of the Underlying Funds. In general, assets of the Underlying Funds are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services. Shares of investment companies held by the Underlying Funds will generally be valued at the latest NAV reported by that investment company. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when the Portfolios’ or an Underlying Fund’s NAV is not calculated. As a result, the NAV of the Portfolios or an Underlying Fund may change on days when shareholders will not be able to purchase or redeem the Portfolios’ shares. When market quotations are not available or are deemed unreliable, a sub-adviser to an Underlying Fund will use a fair value for an asset that is determined in accordance with procedures adopted by an Underlying Fund’s board. The types of assets for which such fair value pricing might be required include, but are not limited to:

  Foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades likely would have changed by the time of the close of the NYSE, or the closing value is otherwise deemed unreliable;
  Securities of an issuer that has entered into a restructuring;
  Securities whose trading has been halted or suspended;
  Fixed-income securities that have gone into default and for which there are no current market value quotations; and
  Securities that are restricted as to transfer or resale.

Each Underlying Fund’s adviser or sub-adviser may rely on the recommendations of a fair value pricing service approved by an Underlying Fund’s board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. Each Underlying Fund’s adviser or sub-adviser will make such determinations in good faith in accordance with procedures adopted by the Underlying Fund’s board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that an Underlying Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which an Underlying Fund determines its NAV per share. Please refer to the prospectus for each Underlying Fund for an explanation of the circumstances under which an Underlying Fund will use fair value pricing and the effect of fair value pricing.

When your Variable Contract or Qualified Plan is buying shares of a Portfolio, it will pay the NAV that is next calculated after the order from the Variable Contract Holder or Qualified Plan Participant is received in proper form. When the Variable Contract Holder or Qualified Plan Participant is selling shares, it will normally receive the NAV that is next calculated after the order form is received from the Variable Contract Holder or Qualified Plan participant in proper form. Investments will be processed at the NAV next calculated after an order is received and accepted by a Portfolio or its designated agent. In order to receive that day’s price, your order must be received by Market Close.

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HOW TO BUY AND SELL SHARES

Each Portfolio’s shares may be offered to insurance company separate accounts serving as investment options under Variable Contracts, Qualified Plans outside the separate account context, custodial accounts, certain investment advisers and their affiliates in connection with the creation or management of the Portfolios, other investment companies and other investors as permitted by the diversification and other requirements of section 817(h) of the Internal Revenue Code of 1986, as amended (the “Code”) and the underlying U.S. Treasury Regulations. Certain Portfolios may not be available as investment options in your Variable Contract, through your Qualified Plan or other investment company. Please refer to the prospectus for the appropriate insurance company separate account, investment company or your plan documents for information on how to direct investments in, or redemptions from, an investment option corresponding to one of the Portfolios and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolios’ behalf.

The Portfolios currently do not foresee any disadvantages to investors if a Portfolio serves as an investment option for Variable Contracts and it offers its shares directly to Qualified Plans and other permitted investors. However, it is possible that the interest of owners of Variable Contracts, Qualified Plans and other permitted investors, for which a Portfolio serves as an investment option, might at some time be in conflict because of differences in tax treatment or other considerations. The Board directed the Adviser to monitor events to identify any material conflicts between Variable Contract owners, Qualified Plans and other permitted investors and would have to determine what action, if any, should be taken in the event of such conflict. If such a conflict occurred, an insurance company participating in the Portfolio might be required to redeem the investment of one or more of its separate accounts from the Portfolio or a Qualified Plan, investment company or other permitted investor might be required to redeem its investment, which might force the Portfolio to sell securities at disadvantageous prices. The Portfolios may discontinue sales to a Qualified Plan and require plan participants with existing investments in the Portfolio to redeem those investments if the Qualified Plan loses (or in the opinion of the Adviser, is at risk of losing) its Qualified Plan status.

The Portfolios reserve the right to suspend the offering of shares or to reject any specific purchase order. The Portfolios may suspend redemptions or postpone payments when the NYSE is closed or when trading is restricted for any reason or under emergency circumstances as determined by the SEC.

Distribution Plan and Shareholder Service Plan

Each Portfolio has a Plan of Distribution pursuant to Rule 12b-1 (“Distribution Plan”) in accordance with Rule 12b-1 under the 1940 Act for the Class S2 shares. Under the Distribution Plan, each Portfolio makes payment at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to its Class S2 shares. The Distributor has agreed to waive 0.10% of the distribution fees through May 1, 2014. These payments are made to the Distributor on an ongoing basis as compensation for services the Distributor provides and expenses it bears in connection with the marketing and other fees to support the sale and distribution of the Class S2 shares of the Portfolios. Because these fees are paid out of a Portfolio’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

In addition, each Portfolio has a Shareholder Service Plan (“Service Plan”) for its Class S2 shares. The Service Plan allows the Company to enter into shareholder servicing agreements with insurance companies, broker dealers (including the Adviser) and other financial intermediaries that provide shareholder and administrative services relating to Class S2 shares of the Portfolios and their shareholders. Under the Service Plan, each Portfolio makes payments at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to each of its Class S2 shares. These payments are made to the Distributor in connection with personal services rendered to Portfolio shareholders and the maintenance of shareholders’ accounts.

Portfolio	Class S2
ING Solution Aggressive	0.50%
ING Solution Balanced	0.50%
ING Solution Conservative	0.50%
ING Solution Income	0.50%
ING Solution Moderately Aggressive	0.50%
ING Solution Moderately Conservative	0.50%
ING Solution 2015	0.50%
ING Solution 2020	0.50%

140

HOW TO BUY AND SELL SHARES  (continued)
Portfolio	Class S2
ING Solution 2025	0.50%
ING Solution 2030	0.50%
ING Solution 2035	0.50%
ING Solution 2040	0.50%
ING Solution 2045	0.50%
ING Solution 2050	0.50%
ING Solution 2055	0.50%

141

FREQUENT TRADING - MARKET TIMING

The Portfolios are intended for long-term investment and not as short-term trading vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not purchase shares of a Portfolio. Shares of the Portfolios are primarily sold through omnibus account arrangements with financial intermediaries, as investment options for Variable Contracts issued by insurance companies, and as investment options for Qualified Plans. Each Portfolio reserves the right, in its sole discretion and without prior notice, to reject, restrict, or refuse purchase orders whether directly or by exchange, including purchase orders that have been accepted by a financial intermediary or that a Portfolio determines not to be in the best interest of the Portfolio.

The Portfolios rely on the financial intermediaries to monitor frequent, short-term trading within a Portfolio by their customers. You should review the materials provided to you by your financial intermediary, including, in the case of a Variable Contract, the prospectus that describes the contract, or in the case of a Qualified Plan, the plan documentation, for its policies regarding frequent, short-term trading. The Portfolios seek assurances from the financial intermediaries that they have procedures adequate to monitor and address frequent, short-term trading. There is, however, no guarantee that the procedures of the financial intermediaries will be able to curtail frequent, short-term trading activity.

The Portfolios believe that market timing or frequent, short-term trading in any account, including a Variable Contract or Qualified Plan account, is not in the best interest of the Portfolios or their shareholders. Due to the disruptive nature of this activity, it can adversely impact the ability of the Adviser or the Sub-Adviser (if applicable) to invest assets in an orderly, long-term manner. Frequent trading can disrupt the management of the Portfolios and raise their expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; lost opportunity costs; and large asset swings that decrease a Portfolio’s ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on a Portfolio’s performance.

Because some Underlying Funds invest in foreign securities they may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time an Underlying Fund computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Underlying Fund’s current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Underlying Funds based on such pricing discrepancies. This is often referred to as “price arbitrage.” Such price arbitrage opportunities may also occur in Underlying Funds which do not invest in foreign securities. For example, if trading in a security held by an Underlying Fund is halted and does not resume prior to the time the Underlying Fund calculates its NAV, such “stale pricing” presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, Underlying Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Underlying Funds have adopted fair valuation policies and procedures intended to reduce the Underlying Funds’ exposure to price arbitrage, stale pricing and other potential pricing discrepancies; however, to the extent that an Underlying Fund does not immediately reflect these changes in market conditions, short-term trading may dilute the value of the Underlying Funds’ shares, which negatively affects long-term shareholders.

Although the policies and procedures known to the Portfolios that are followed by the financial intermediaries that use the Portfolios and the monitoring by the Portfolios are designed to discourage frequent, short-term trading, none of these measures can eliminate the possibility that frequent, short-term trading activity in the Portfolios will occur. Moreover, decisions about allowing trades in the Portfolios may be required. These decisions are inherently subjective, and will be made in a manner that is in the best interest of a Portfolio’s shareholders.

142

PAYMENTS TO FINANCIAL INTERMEDIARIES

ING mutual funds may be offered as investment options in Variable Contracts issued by affiliated and non-affiliated insurance companies and in Qualified Plans. Fees derived from a Portfolio’s Distribution and/or Service Plans (if applicable) may be paid to insurance companies, broker-dealers and companies that service Qualified Plans for selling the Portfolio’s shares and/or for servicing shareholder accounts. In addition, a Portfolio’s Adviser, Distributor, Administrator or their affiliated entities, out of their own resources and without additional cost to the Portfolio or its shareholders, may pay additional compensation to these insurance companies, broker-dealers, or companies that service Qualified Plans. The Adviser, Distributor, Administrator, or affiliated entities of a Portfolio may also share their profits with affiliated insurance companies or other ING entities through inter-company payments.

For non-affiliated insurance companies and Qualified Plans, payments from a Portfolio’s Distribution and/or Service Plans (if applicable) as well as payments (if applicable) from the Portfolio’s Adviser and/or Distributor generally are based upon an annual percentage of the average net assets held in the Portfolio by those companies. A Portfolio’s Adviser and Distributor may make payments for administrative, record keeping, or other services that insurance companies or Qualified Plans provide to facilitate investment in the Portfolio. These payments as well as payments from a Portfolio’s Distribution and/or Service Plans (if applicable) may also provide incentive for insurance companies or Qualified Plans to make the Portfolio available through Variable Contracts or Qualified Plans, and thus they may promote the distribution of the shares of the Portfolio.

As of the date of this Prospectus, the Distributor has entered into agreements with the following non-affiliated insurance companies: Zürich Kemper Life Insurance Company; Symetra Life Insurance Company; and First Fortis Life Insurance Company. Fees payable under these agreements are at annual rates that range from 0.15% to 0.25%. This is computed as a percentage of the average aggregate amount invested in a Portfolio by Variable Contract holders through the relevant insurance company’s Variable Contracts.

The insurance companies issuing Variable Contracts or Qualified Plans that use a Portfolio as investment options may also pay fees to third parties in connection with distribution of the Variable Contracts and for services provided to Variable Contract owners. Entities that service Qualified Plans may also pay fees to third parties to help service the Qualified Plans or the accounts of their participants. A Portfolio, the Adviser, and the Distributor are not parties to these arrangements. Variable Contract owners should consult the prospectus and statement of additional information for their Variable Contracts for a discussion of these payments and should consult with their agent or broker. Qualified Plan participants should consult with their pension servicing agent.

Ultimately, the agent or broker selling the Variable Contract to you could have a financial interest in selling you a particular product to increase the compensation they receive. Please make sure you read fully each prospectus and discuss any questions you have with your agent or broker.

143

DIVIDENDS, DISTRIBUTIONS, AND TAXES

Dividends and Distributions

Each Portfolio declares and pays dividends from net investment income at least annually. Each Portfolio will also pay distributions from net realized capital gains, reduced by available capital losses, at least annually. All dividends and capital gain distributions will be automatically reinvested in additional shares of the Portfolios at the NAV of such shares on the payment date unless a participating insurance company’s separate account is permitted to hold cash and elects to receive payment in cash. From time to time, a portion of a Portfolio’s distributions may constitute a return of capital.

To comply with federal tax regulations, the Portfolios may also pay an additional capital gains distribution.

Tax Matters

Holders of Variable Contracts should refer to the prospectus for their contracts for information regarding the tax consequences of owning such contracts and should consult their tax advisers before investing.

Each Portfolio intends to qualify as a regulated investment company (“RIC”) for federal income tax purposes by satisfying the requirements under Subchapter M of the Code, including requirements with respect to diversification of assets, distribution of income and sources of income. As a RIC, a Portfolio generally will not be subject to tax on its net investment company taxable income and net realized capital gains that it distributes to its shareholders.

Each Portfolio also intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for Variable Contracts so that owners of these contracts should not be subject to federal tax on distributions of dividends and income from a Portfolio to the insurance company’s separate accounts.

Since the sole shareholders of the Portfolios will be separate accounts or other permitted investors, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the policies, see the attached prospectus for the policy.

See the SAI for further information about tax matters.

THE TAX STATUS OF YOUR INVESTMENT IN A PORTFOLIO DEPENDS UPON THE FEATURES OF YOUR VARIABLE CONTRACT. FOR FURTHER INFORMATION, PLEASE REFER TO THE PROSPECTUS FOR THE VARIABLE CONTACT.

144

INDEX DESCRIPTIONS

The Barclays Capital U.S. Aggregate Bond (“BCAB”) Index is a widely recognized, unmanaged index of publicly issued, investment-grade U.S. Government, mortgage-backed, asset-backed, and corporate debt securities.

The Dow Jones-UBS (“DJ-UBS”) Commodity Index Total ReturnSM is composed of commodities traded on U.S. exchanges, with the exception of aluminum, nickel, and zinc, which trade on the London Metal Exchange.

EURO STOXX 50® Index is Europe’s leading Blue-Chip index for the Eurozone, provides a Blue-Chip representation of supersector leaders in the Eurozone. The index covers 50 stocks from 12 Eurozone countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal, and Spain.

The Financial Times Stock Exchange (“FTSE”) 100 Index® is a share index of the 100 most capitalized United Kingdom companies listed on the London Stock Exchange.

The MSCI - Europe, Australasia, and Far East® (“MSCI EAFE® ”) Index is an unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia, and the Far East.

The MSCI Emerging Markets IndexSM is an unmanaged index that measures the performance of securities listed on exchanges in developing nations throughout the world.

The Russell 1000® Index is an unmanaged comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies.

The Russell 1000® Growth Index is an unmanaged index that measures the performance of those companies in the Russell 1000® Index with higher than average price-to-book ratio and forecasted growth. The index returns reflect no deductions for fees, expenses or taxes.

The Russell 1000® Value Index is an unmanaged index that measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-value ratios and higher forecasted growth values.

The Russell 2000® Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000® Index. The Russell 3000® Index is an unmanaged index that measures the performance of 3,000 U.S. companies based on total market capitalization.

The Russell 3000® Index is a broad-based, market capitalization weighted index that represents approximately 98% of the investable U.S. equity market.

The Russell Midcap® Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000® Index.

The Russell Midcap® Growth Index is an unmanaged index that measures the performance of those companies included in the Russell Midcap® Index with relatively higher price-to-book ratio and higher forecasted growth values.

The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Top 200 Index® is an unmanaged index that measures the performance of the 200 largest companies in the Russell 1000® Index, which together represent approximately 69% of the total market capitalization of the Russell 1000® Index.

The Russell Top 200® Growth Index measures the performance of the especially large cap segment of the U.S. equity universe represented by stocks in the largest 200 by market cap that exhibit growth characteristics. It includes Russell Top 200 Index companies with higher price-to-book ratios and higher growth values.

The Russell Top 200® Value Index measures the performance of the especially large cap segment of the U.S. equity universe represented by stocks in the largest 200 by market cap that exhibit value characteristics. It includes Russell Top 200 companies with lower price-to-book ratios and lower forecasted growth values.

The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

145

INDEX DESCRIPTIONS  (continued)

The Standard and Poor’s (“S&P”) MidCap 400 Index is an unmanaged index that measures the performance of the mid-size company segment of the U.S. market.

The Standard and Poor’s (“S&P”) SmallCap 600 Index is an unmanaged index used to measure stock market performance composed of companies with an average market value of approximately $630 million.

The Standard and Poor’s (“S&P”) Target Risk Aggressive Growth Index seeks to emphasize exposure to equity securities, maximizing opportunities for long-term capital accumulation. It may include small allocations in fixed-income securities to enhance portfolio efficiency.

The Standard and Poor’s (“S&P”) Target Risk Conservative Index seeks to emphasize exposure to fixed income in order to produce a current income stream and avoid excessive volatility of returns. Equity securities are included to protect long-term purchasing power.

The Standard and Poor’s (“S&P”) Target Risk Growth Index is a broad-based index that seeks to measure the performance of an asset allocation strategy targeted to a growth-focused risk profile. The index is fully investable, with varying levels of exposure to equities and fixed-income through a family of exchange-traded funds. The index offers increased exposure to equities, while also using some fixed-income exposure to diversify risk.

The Standard and Poor’s (“S&P”) Target Risk Moderate Index seeks to measure the performance of an asset allocation strategy targeted to a moderate risk profile.

The Standard and Poor’s (“S&P”) Target Date Retirement Income Index seeks to represent asset allocations which target an immediate retirement horizon.

The Standard and Poor’s (“S&P”) Target Date 2015 Index seeks to represent the market consensus for asset allocations which target an approximate 2015 retirement horizon.

The Standard and Poor’s (“S&P”) Target Date 2020 Index seeks to represent the market consensus for asset allocations which target an approximate 2020 retirement horizon.

The Standard and Poor’s (“S&P”) Target Date 2025 Index seeks to represent the market consensus for asset allocations which target an approximate 2025 retirement horizon.

The Standard and Poor’s (“S&P”) Target Date 2030 Index seeks to represent the market consensus for asset allocations which target an approximate 2030 retirement horizon.

The Standard and Poor’s (“S&P”) Target Date 2035 Index seeks to represent the market consensus for asset allocations which target an approximate 2035 retirement horizon.

The Standard and Poor’s (“S&P”) Target Date 2040 Index seeks to represent the market consensus for asset allocations which target an approximate 2040 retirement horizon.

The Standard and Poor’s Target Date (“S&P”) Target Date 2045 Index seeks to represent the market consensus for asset allocations which target an approximate 2045 retirement horizon.

The Tokyo Stock Price (“TOPIX”) Index® is a capitalization-weighted index of all firms that are considered to be under the large firms or “first section” on the Tokyo Stock Exchange.

146

FINANCIAL HIGHLIGHTS

The following financial highlights are intended to help you understand each Portfolio’s Class S2 shares’ financial performance for the past five years or, if shorter, the period of the share class’ operations. Certain information reflects financial results for a single share. The total returns represent the rate that an investor would have earned (or lost) on an investment in a share of the Portfolios (assuming reinvestment of all dividends and distributions). This information has been derived from the Portfolios’ financial statements that were audited by KPMG LLP, an independent registered public accounting firm. The report of KPMG LLP, along with the financial statements included in the annual shareholder report dated December 31, 2012, are incorporated herein by reference.

Because ING Solution Aggressive Portfolio had not commenced operations as of December 31, 2012, financial highlights are not available.

147

FINANCIAL HIGHLIGHTS  (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments, if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(4)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING Solution Balanced Portfolio
Class S2
12-31-12	8.88	0.17•	1.02	1.19	0.14	0.03	—	0.17	—	9.90	13.54	0.71	0.52	0.52	1.75	1,022	75
12-31-11	9.20	0.19•	(0.44)	(0.25)	0.03	0.04	—	0.07	—	8.88	(2.71)	0.62	0.52	0.52	2.04	415	70
04-30-10(5) - 12-31-10	8.68	0.12•	0.50	0.62	0.10	—	—	0.10	—	9.20	7.28	0.62	0.52	0.52	2.10	291	43
ING Solution Conservative Portfolio
Class S2
12-31-12	10.46	0.29•	0.77	1.06	0.29	—	—	0.29	—	11.23	10.23	0.75	0.52	0.52	2.61	298	69
12-31-11	10.51	0.46•	(0.44)	0.02	0.04	0.03	—	0.07	—	10.46	0.17	0.62	0.52	0.52	4.36	122	84
04-30-10(5) - 12-31-10	10.00	0.44•	0.07	0.51	—	—	—	—	—	10.51	5.10	0.62	0.52	0.52	6.35	64	51
ING Solution Income Portfolio
Class S2
12-31-12	10.32	0.21•	0.77	0.98	0.51	—	—	0.51	—	10.79	9.62	0.70	0.52	0.52	2.00	5,889	71
12-31-11	10.75	0.33•	(0.32)	0.01	0.44	—	—	0.44	—	10.32	0.25	0.62	0.52	0.52	3.13	4,697	75
12-31-10	10.20	0.43•	0.51	0.94	0.39	—	—	0.39	—	10.75	9.39	0.62	0.52	0.52	4.17	5,543	64
05-28-09(5) - 12-31-09	9.59	0.31•	0.92	1.23	0.58	0.04	—	0.62	—	10.20	13.26	0.62	0.52	0.52	5.29	3	70
ING Solution Moderately Aggressive Portfolio
Class S2
12-31-12	10.30	0.14•	1.41	1.55	0.08	0.05	—	0.13	—	11.72	15.18	0.73	0.52	0.52	1.27	84	70
12-31-11	10.91	0.08•	(0.65)	(0.57)	—	0.04	—	0.04	—	10.30	(5.18)	0.62	0.52	0.52	0.70	37	83
04-30-10(5) - 12-31-10	10.00	0.09•	0.82	0.91	—	—	—	—	—	10.91	9.10	0.62	0.52	0.52	1.29	138	26
ING Solution Moderately Conservative Portfolio
Class S2
12-31-12	9.67	0.23•	0.91	1.14	0.20	0.06	—	0.26	—	10.55	11.85	0.70	0.52	0.52	2.23	712	85
12-31-11	9.90	0.32•	(0.41)	(0.09)	0.06	0.08	—	0.14	—	9.67	(0.84)	0.62	0.52	0.52	3.21	178	77
04-30-10(5) - 12-31-10	9.51	0.21•	0.37	0.58	0.14	0.05	—	0.19	—	9.90	6.30	0.62	0.52	0.52	3.30	32	47
ING Solution 2015 Portfolio
Class S2
12-31-12	10.38	0.19•	0.96	1.15	0.46	—	—	0.46	—	11.07	11.22	0.70	0.52	0.52	1.76	26,644	63
12-31-11	10.84	0.32•	(0.42)	(0.10)	0.36	—	—	0.36	—	10.38	(0.83)	0.62	0.52	0.52	2.97	22,792	74
12-31-10	10.02	0.36•	0.72	1.08	0.26	—	—	0.26	—	10.84	11.05	0.62	0.52	0.52	3.54	15,289	61
05-28-09(5) - 12-31-09	8.97	0.21•	1.32	1.53	0.39	0.09	—	0.48	—	10.02	17.53	0.62	0.52	0.52	3.70	3	60
See Accompanying Notes to Financial Highlights
148

FINANCIAL HIGHLIGHTS  (continued) Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments, if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(4)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING Solution 2020 Portfolio
Class S2
12-31-12	10.85	0.16	1.13	1.29	0.12	0.21	—	0.33	—	11.81	11.88	45.86	0.52	0.52	1.39	4	72
10-03-11(5) - 12-31-11	10.00	0.08	0.77	0.85	—	—	—	—	—	10.85	8.50	0.62	0.52	0.52	3.42	3	15
ING Solution 2025 Portfolio
Class S2
12-31-12	10.32	0.15•	1.21	1.36	0.30	—	—	0.30	—	11.38	13.33	0.70	0.52	0.52	1.40	43,134	65
12-31-11	10.92	0.24•	(0.61)	(0.37)	0.23	—	—	0.23	—	10.32	(3.23)	0.62	0.52	0.52	2.25	32,053	71
12-31-10	9.80	0.26•	1.04	1.30	0.18	—	—	0.18	—	10.92	13.59	0.62	0.52	0.52	2.59	20,678	56
05-28-09(5) - 12-31-09	8.44	0.16•	1.52	1.68	0.31	0.01	—	0.32	—	9.80	20.20	0.62	0.52	0.52	2.84	3	51
ING Solution 2030 Portfolio
Class S2
12-31-12	11.06	0.13	1.38	1.51	0.11	0.33	—	0.44	—	12.13	13.60	42.34	0.52	0.52	1.06	4	76
10-03-11(5) - 12-31-11	10.00	0.07	0.99	1.06	—	—	—	—	—	11.06	10.60	0.62	0.52	0.52	2.93	3	11
ING Solution 2035 Portfolio
Class S2
12-31-12	10.36	0.12•	1.42	1.54	0.24	—	—	0.24	—	11.66	14.97	0.70	0.52	0.52	1.07	36,830	58
12-31-11	11.08	0.19•	(0.73)	(0.54)	0.18	—	—	0.18	—	10.36	(4.79)	0.62	0.52	0.52	1.78	26,630	71
12-31-10	9.83	0.21•	1.19	1.40	0.15	—	—	0.15	—	11.08	14.44	0.62	0.52	0.52	2.08	18,369	56
05-28-09(5) - 12-31-09	8.32	0.13•	1.66	1.79	0.27	0.01	—	0.28	—	9.83	21.84	0.62	0.52	0.52	2.35	4	46
ING Solution 2040 Portfolio
Class S2
12-31-12	11.23	0.09	1.58	1.67	0.09	0.34	—	0.43	—	12.47	14.91	44.95	0.52	0.52	0.73	4	64
10-03-11(5) - 12-31-11	10.00	0.06	1.17	1.23	—	—	—	—	—	11.23	12.30	0.62	0.52	0.52	2.36	3	10
ING Solution 2045 Portfolio
Class S2
12-31-12	10.49	0.09•	1.51	1.60	0.20	—	—	0.20	—	11.89	15.37	0.70	0.52	0.52	0.76	22,458	50
12-31-11	11.24	0.16•	(0.77)	(0.61)	0.14	—	—	0.14	—	10.49	(5.38)	0.62	0.52	0.52	1.49	19,318	77
12-31-10	9.89	0.18•	1.28	1.46	0.11	—	—	0.11	—	11.24	15.00	0.62	0.52	0.52	1.74	14,341	40
05-28-09(5) - 12-31-09	8.33	0.11•	1.75	1.86	0.23	0.07	—	0.30	—	9.89	22.72	0.62	0.52	0.52	1.93	4	36
See Accompanying Notes to Financial Highlights
149

FINANCIAL HIGHLIGHTS  (continued) Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments, if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(4)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING Solution 2050 Portfolio
Class S2
12-31-12	11.23	0.08	1.59	1.67	0.09	0.36	—	0.45	—	12.45	14.90	41.76	0.52	0.52	0.66	4	59
10-03-11(5) - 12-31-11	10.00	0.06	1.17	1.23	—	—	—	—	—	11.23	12.30	0.62	0.52	0.52	2.34	3	12
ING Solution 2055 Portfolio
Class S2
12-31-12	10.68	0.10•	1.52	1.62	0.11	0.12	—	0.23	—	12.07	15.30	0.72	0.52	0.52	0.90	1,294	55
12-31-11	11.34	0.19•	(0.79)	(0.60)	0.03	0.03	—	0.06	—	10.68	(5.26)	0.62	0.52	0.52	1.73	745	81
03-08-10(5) - 12-31-10	10.02	0.15•	1.17	1.32	—	—	—	—	—	11.34	13.17	0.62	0.52	0.52	1.73	275	33
See Accompanying Notes to Financial Highlights
150

ACCOMPANYING NOTES TO FINANCIAL HIGHLIGHTS

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.

(3)	Expense ratios do not include expenses of underlying funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

(4)	Expense ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by an Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(5)	Commencement of operations.

•	Calculated using average number of shares outstanding throughout the period.

*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

151

TO OBTAIN MORE INFORMATION
You’ll find more information about the Portfolios in our:

ANNUAL/SEMI-ANNUAL SHAREHOLDER REPORTS
In the Portfolios’ annual/semi-annual shareholder reports, you will find a discussion of the recent market conditions and principal investment strategies that significantly affected the Portfolios’ performance during the last fiscal year, the financial statements and the independent registered public accounting firm’s reports (in the annual shareholder report only).

STATEMENT OF ADDITIONAL INFORMATION
The SAI contains more detailed information about the Portfolios. The SAI is legally part of this Prospectus (it is incorporated by reference). A copy has been filed with the SEC.

Please write, call or visit our website for a free copy of the current annual/semi-annual shareholder reports, the SAI, or other Portfolio information.

To make shareholder inquiries contact: The ING Funds 7337 East Doubletree Ranch Road, Suite 100
Scottsdale, AZ 85258-2034 1-800-262-3862 or visit our website at www.INGInvestment.com

This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC’s Public Reference Room in Washington, D.C. or call 202-551-8090 for information on the operation of the Public Reference Room. Otherwise, you may obtain the information for a fee, by contacting the SEC at:

U.S. Securities and Exchange Commission Public Reference Section
100 F Street, N.E.
Washington, D.C. 20549

or at the e-mail address: publicinfo@sec.gov

Or obtain the information at no cost by visiting the SEC’s Internet website at www.sec.gov.

When contacting the SEC, you will want to refer to the Portfolios’ SEC file number. The file number is as follows:

ING Partners, Inc.	811-8319
ING Solution Aggressive Portfolio
ING Solution Balanced Portfolio
ING Solution Conservative Portfolio
ING Solution Income Portfolio
ING Solution Moderately Aggressive Portfolio
ING Solution Moderately Conservative Portfolio
ING Solution 2015 Portfolio
ING Solution 2020 Portfolio
ING Solution 2025 Portfolio
ING Solution 2030 Portfolio
ING Solution 2035 Portfolio
ING Solution 2040 Portfolio
ING Solution 2045 Portfolio
ING Solution 2050 Portfolio
ING Solution 2055 Portfolio

PRO-IPISS2 (0413-043013)

Prospectus	April 30, 2013

  ING Solution Income Portfolio T/ISWTX

  ING Solution 2015 Portfolio T/ISOTX

  ING Solution 2020 Portfolio T/ISNEX

  ING Solution 2025 Portfolio T/ISZTX

  ING Solution 2030 Portfolio T/ISNJX

  ING Solution 2035 Portfolio T/ISQTX

  ING Solution 2040 Portfolio T/ISNOX

  ING Solution 2045 Portfolio T/ISRTX

  ING Solution 2050 Portfolio T/ISNTX

  ING Solution 2055 Portfolio T/ISTPX

Each Portfolio’s shares may be offered to insurance company separate accounts serving as investment options under variable annuity contracts and variable life insurance policies (“Variable Contracts”), qualified pension and retirement plans (“Qualified Plans”), custodial accounts, and certain investment advisers and their affiliates in connection with the creation or management of the Portfolios, other investment companies, and other permitted investors.
NOT ALL PORTFOLIOS MAY BE AVAILABLE IN ALL JURISDICTIONS, UNDER ALL VARIABLE CONTRACTS OR UNDER ALL QUALIFIED PLANS.
The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities nor has the SEC judged whether the information in this Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

INVESTMENTS

ING Solution Income Portfolio

INVESTMENT OBJECTIVE

The Portfolio seeks to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

FEES AND EXPENSES OF THE PORTFOLIO

The tables describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The tables do not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

On March 18, 2013, shareholders of the Portfolio were sent a proxy statement, which asked shareholders to approve a new fee structure (the “Amended Fee Structure”), which would modify the fees payable to the Adviser. Under the proposed Amended Fee Structure, the current Management Fee rate would continue to be charged with respect to assets invested in underlying funds in the ING Fund Complex (“Underlying Funds”), but a higher Management Fee rate would be charged on assets invested in other types of securities.

If the Amended Fee Structure is approved by shareholders, the fees you would pay if you buy and hold shares of the Portfolio will change. The current fee structure is reflected in Fee Table A below. The Amended Fee Structure is reflected below in Fee Table B. Similarly, if the Amended Fee Structure is approved, the expenses you pay as a shareholder of the Portfolio may change. An example intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds is also included below. Expense Example Table A shows an example based on the current fee structure. Expense Example Table B shows an example based on the Amended Fee Structure.

There is no guarantee that shareholders will approve the Amended Fee Structure, in which case the Portfolio will continue to operate under the current fee structure. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Portfolio’s website at www.INGFunds.com/vp/literature.

Fee Table A - Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class	T
Management Fee	0.10%
Distribution and/or Shareholder Services (12b-1) Fees	0.75%
Administrative Services Fee	0.10%
Other Expenses	0.02%
Acquired Fund Fees and Expenses	0.57%
Total Annual Portfolio Operating Expenses[2]	1.54%
Waivers and Reimbursements[3]	(0.15)%
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	1.39%

1	The expense ratio has been adjusted to reflect current fees.

2	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

3	The adviser is contractually obligated to limit expenses to 0.82% of Class T shares through May 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years. The distributor is contractually obligated to waive 0.05% of the distribution fee through May 1, 2014. There is no guarantee that the distribution fee waiver will continue after May 1, 2014. The distribution fee waiver will only renew if the distributor elects to renew it.

Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Example Table A

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
T	$142	472	825	1,822

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.

Fee Table B - Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class	T
Management Fee[2]	0.14%
Distribution and/or Shareholder Services (12b-1) Fees	0.75%
Administrative Services Fee	0.10%
Other Expenses	0.02%
Acquired Fund Fees and Expenses	0.57%
Total Annual Portfolio Operating Expenses[3]	1.58%
Waivers and Reimbursements[4]	(0.20)%

ING Solution Income Portfolio	1

Class	T
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	1.38%

1	The expense ratio has been adjusted to reflect current contractual rates.

2	Pending shareholder approval, the Portfolio’s Management Fee structure was changed to a “bifurcated fee” structure as follows: an annual rate of 0.10% of the Portfolio’s average daily net assets invested in Underlying Funds within the ING Funds complex, and 0.30% of the Portfolio’s average daily net assets invested in direct investments, which include, but are not limited to, exchange-traded funds, securities issued by non-investment company issuers, such as operating companies, and derivative instruments. The Management Fee reflected in the table is calculated based on an estimated investment of 20% of the Portfolio’s assets in direct investments.

3	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

4	The adviser is contractually obligated to limit expenses to 1.38% of Class T shares through at least May 1, 2018; the obligation does not extend to interest, taxes, brokerage commissions, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years. The distributor is contractually obligated to waive 0.05% of the distribution fee through May 1, 2014. There is no guarantee that the distribution fee waiver will continue after May 1, 2014. The distribution fee waiver will only renew if the distributor elects to renew it.

Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Example Table B

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
T	$140	437	755	1,783

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-, three-, and five-year periods and the first five years of the ten-year period.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Example, affect the Portfolio’s performance.

During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 71% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests in a combination of Underlying Funds, which are actively managed funds or passively managed funds (index funds), that invest in U.S. stocks, international stocks, U.S. bonds, and other debt instruments and the Portfolio uses an asset allocation strategy designed for investors expecting to retire soon or are already retired. The Portfolio’s current approximate target investment allocations (expressed as a percentage of its net assets) among the Underlying Funds are: 35% in equity securities; and 65% in debt instruments. As these are Target Allocations, the actual allocations of the Portfolio’s assets may deviate from the percentages shown.

The Target Allocations are measured with reference to the primary investment strategies of the Underlying Funds; actual exposure to equity securities and debt instruments will vary from the Target Allocations if an Underlying Fund is not substantially invested in accordance with its primary investment strategy. The Portfolio may periodically deviate from the Target Allocations based on an assessment of the current market conditions or other factors. Generally, the deviations fall within the range of +/- 10% relative to the current Target Allocations. The Portfolio may, in light of market conditions or other factors, deviate by a wider margin in order to protect the Portfolio, achieve its investment objective, or to take advantage of particular opportunities.

The Underlying Funds provide exposure to a wide range of traditional asset classes which include stocks, bonds, and cash and non-traditional asset classes (also known as alternative strategies) which include, but are not limited to, real estate, commodities, and floating rate loans.

Equity securities in which the Underlying Funds invest include, but are not limited to, domestic and international large-, mid-, and small-capitalization stocks (may be growth oriented, value oriented, or a blend); emerging market securities; domestic and international real estate stocks, including real estate investment trusts; and natural resource/commodity securities.

Debt instruments in which the Underlying Funds invest include, but are not limited to, domestic and international intermediate, long-term and short-term bonds; high-yield bonds commonly referred to as “junk bonds;” floating rate loans; and Treasury inflation protected securities.

The Portfolio may also invest in derivatives, including futures, and swaps (including interest rate swaps, total return swaps, and credit default swaps), to make tactical asset allocations, to seek to minimize risk, and to assist in managing cash.

The Portfolio may invest up to 20% of its total assets in exchange-traded funds.

The Portfolio may also allocate in the future to the following asset class: emerging markets debt instruments. There can be no assurance that this allocation will occur.

The Portfolio will be rebalanced periodically to return to the Target Allocation. The Target Allocation may be changed at any time by the Sub-Adviser.

2	ING Solution Income Portfolio

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio. The value of your investment in the Portfolio changes with the values of the Underlying Funds and their investments. Any of the following risks, among others, could affect the Portfolio’s or an Underlying Fund’s performance or cause the Portfolio or an Underlying Fund to lose money or to underperform market averages of other funds.

Asset Allocation   Assets will be allocated among Underlying Funds and markets based on judgments by the Adviser. There is a risk that the Portfolio may allocate assets to an Underlying Fund or asset class that underperforms other funds or asset classes.

Call   During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, an Underlying Fund would experience a decline in income.

Commodities   The operations and financial performance of companies in natural resources industries may be directly affected by commodity prices. This risk is exacerbated for those natural resources companies that own the underlying commodity.

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Credit   Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Credit Default Swaps   The Portfolio or an Underlying Fund may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the Portfolio or an Underlying Fund pays a fee to protect against the risk that a security held by the Portfolio or the Underlying Fund will default. As a seller of the swap, the Portfolio or an Underlying Fund receives payment(s) in return for its obligation to pay the counterparty the full national value of the security in the event of a default of the security issuer. As a seller of a swap, the Portfolio or an Underlying Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio or an Underlying Fund would be subject to investment exposure on the notional value of the swap. Credit default swaps are largely unregulated and susceptible to liquidity, credit, and counterparty risks.

Currency   To the extent that an Underlying Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio or an Underlying Fund and reduce its returns. Derivatives may not perform as expected, so the Portfolio or an Underlying Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio or an Underlying Fund to the risk of improper valuation.

Floating Rate Loans   The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans and many floating rate loans are subject to restrictions on resale.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Underlying Funds experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Foreign investment risks may be greater in developing and emerging markets than in developed markets. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

High-Yield Securities   Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Index Strategy   The index selected may underperform the overall market and an Underlying Fund might fail to track its target index. The correlation between an Underlying Fund and index performance may be affected by the Underlying Fund’s expenses and the timing of purchases and redemptions of the Underlying Fund’s shares. An Underlying Fund’s actual holdings might not match the Index and the Underlying Fund’s effective exposure to index securities at any given time may not equal 100%.

Inflation-Indexed Bonds   If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

ING Solution Income Portfolio	3

Interest Rate   With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase an Underlying Fund’s exposure to risks associated with rising interest rates.

Liquidity   If a security is illiquid, an Underlying Fund might be unable to sell the security at a time when the manager might wish to sell, and the security could have the effect of decreasing the overall level of an Underlying Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount an Underlying Fund could realize upon disposition. An Underlying Fund may make investments that become less liquid in response to market developments or adverse investor perception. An Underlying Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to an Underlying Fund.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which the Underlying Funds invest. Rather, the market could favor securities to which the Underlying Funds are not exposed or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Underlying Funds costs and impair the ability of the Underlying Funds to achieve its investment objectives.

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio or an Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio and a proportionate share of the expenses of each Underlying Fund.

Real Estate Companies and Real Estate Investment Trusts (“REITs”)   Investing in real estate companies and REITs may subject an Underlying Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.

Sovereign Debt   These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio’s Class T shares’ performance from year to year, and the table compares the Portfolio’s Class T shares’ performance to the performance of a broad-based securities market index/indices for the same period. The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment

4	ING Solution Income Portfolio

products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio’s past performance is no guarantee of future results.

Calendar Year Total Returns
(as of December 31 of each year)

Best quarter: 2nd, 2009, 9.80% and Worst quarter: 4th, 2008, (9.58)%

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs	10 Yrs (or since inception)	Inception Date
Class T	%	9.29	2.89	3.63	08/31/05
S&P Target Date Retirement Income Index[1]	%	7.78	3.63	4.70[2]	—
Russell 3000® Index[1]	%	16.42	2.04	4.55[2]	—
MSCI EAFE® Index[3]	%	17.32	(3.69)	3.26[2]	—
BCAB Index[1]	%	4.21	5.95	5.52[2]	—

1	The index returns do not reflect deductions for fees, expenses, or taxes.

2	Reflects index performance since the date closest to the Class’ inception for which data is available.

3	The index returns include the reinvestment of dividends and distributions net of withholding taxes, but do not reflect fees, brokerage commissions, or other expenses.

PORTFOLIO MANAGEMENT

On March 18, 2013, shareholders of the Portfolio were sent a proxy statement, which asked shareholders to approve the appointment of ING Investment Management Co., LLC as the Sub-Adviser to the Portfolio. If shareholders approve this proposal, ING Investment Management Co., LLC will become the Sub-Adviser to the Portfolio; however, the individuals listed as members of the Investment Committee will continue to be responsible for the day-to-day management of the Portfolio. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Portfolio’s website at www.INGFunds.com/vp/literature.

Investment Adviser
Directed Services LLC

Investment Committee
Heather Hackett, CFA	Halvard Kvaale, CIMA
Committee Member (since 08/09)	Committee Member (since 08/12)
Paul Zemsky, CFA
Committee Member (since 12/07)

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

ING Solution Income Portfolio	5

ING Solution 2015 Portfolio

INVESTMENT OBJECTIVE

Until the day prior to its Target Date (defined below), the Portfolio seeks to provide total return consistent with an asset allocation targeted at retirement in approximately 2015. On the Target Date, the Portfolio’s investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

FEES AND EXPENSES OF THE PORTFOLIO

The tables describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The tables do not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

On March 18, 2013, shareholders of the Portfolio were sent a proxy statement, which asked shareholders to approve a new fee structure (the “Amended Fee Structure”), which would modify the fees payable to the Adviser. Under the proposed Amended Fee Structure, the current Management Fee rate would continue to be charged with respect to assets invested in underlying funds in the ING Fund Complex (“Underlying Funds”), but a higher Management Fee rate would be charged on assets invested in other types of securities.

If the Amended Fee Structure is approved by shareholders, the fees you would pay if you buy and hold shares of the Portfolio will change. The current fee structure is reflected in Fee Table A below. The Amended Fee Structure is reflected below in Fee Table B. Similarly, if the Amended Fee Structure is approved, the expenses you pay as a shareholder of the Portfolio may change. An example intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds is also included below. Expense Example Table A shows an example based on the current fee structure. Expense Example Table B shows an example based on the Amended Fee Structure.

There is no guarantee that shareholders will approve the Amended Fee Structure, in which case the Portfolio will continue to operate under the current fee structure. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Portfolio’s website at www.INGFunds.com/vp/literature.

Fee Table A - Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class	T
Management Fee	0.10%
Distribution and/or Shareholder Services (12b-1) Fees	0.75%
Administrative Services Fee	0.10%
Other Expenses	0.03%
Acquired Fund Fees and Expenses	0.61%
Total Annual Portfolio Operating Expenses[2]	1.59%
Waivers and Reimbursements[3]	(0.16)%
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	1.43%

1	The expense ratio has been adjusted to reflect current fees.

2	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

3	The adviser is contractually obligated to limit expenses to 0.82% of Class T shares through May 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years. The distributor is contractually obligated to waive 0.05% of the distribution fee through May 1, 2014. There is no guarantee that the distribution fee waiver will continue after May 1, 2014. The distribution fee waiver will only renew if the distributor elects to renew it.

Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Example Table A

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
T	$146	486	851	1,876

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.

Fee Table B - Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class	T
Management Fee[2]	0.14%
Distribution and/or Shareholder Services (12b-1) Fees	0.75%
Administrative Services Fee	0.10%
Other Expenses	0.03%
Acquired Fund Fees and Expenses	0.61%

6	ING Solution 2015 Portfolio

Class	T
Total Annual Portfolio Operating Expenses[3]	1.63%
Waivers and Reimbursements[4]	(0.20)%
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	1.43%

1	The expense ratio has been adjusted to reflect current contractual rates.

2	Pending shareholder approval, the Portfolio’s Management Fee structure was changed to a “bifurcated fee” structure as follows: an annual rate of 0.10% of the Portfolio’s average daily net assets invested in Underlying Funds within the ING Funds complex, and 0.30% of the Portfolio’s average daily net assets invested in direct investments, which include, but are not limited to, exchange-traded funds, securities issued by non-investment company issuers, such as operating companies, and derivative instruments. The Management Fee reflected in the table is calculated based on an estimated investment of 20% of the Portfolio’s assets in direct investments.

3	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

4	The adviser is contractually obligated to limit expenses to 1.43% of Class T shares through at least May 1, 2018; the obligation does not extend to interest, taxes, brokerage commissions, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years. The distributor is contractually obligated to waive 0.05% of the distribution fee through May 1, 2014. There is no guarantee that the distribution fee waiver will continue after May 1, 2014. The distribution fee waiver will only renew if the distributor elects to renew it.

Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Example Table B

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
T	$146	452	782	1,838

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-, three-, and five-year periods and the first five years of the ten-year period.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Example, affect the Portfolio’s performance.

During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 63% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests in a combination of Underlying Funds, which are actively managed funds or passively managed funds (index funds), that invest in U.S. stocks, international stocks, U.S. bonds, and other debt instruments and the Portfolio uses an asset allocation strategy designed for investors expecting to retire around the year 2015. The Portfolio’s current approximate target investment allocations (expressed as a percentage of its net assets) among the Underlying Funds are as follows: 42% in equity securities; and 58% in debt instruments. As these are Target Allocations, the actual allocations of the Portfolio’s assets may deviate from the percentages shown.

The Target Allocations are measured with reference to the primary investment strategies of the Underlying Funds; actual exposure to equity securities and debt instruments will vary from the Target Allocations if an Underlying Fund is not substantially invested in accordance with its primary investment strategy. The Portfolio may periodically deviate from the Target Allocations based on an assessment of the current market conditions or other factors. Generally, the deviations fall within the range of +/- 10% relative to the current Target Allocations. The Portfolio may, in light of market conditions or other factors, deviate by a wider margin in order to protect the Portfolio, achieve its investment objective, or to take advantage of particular opportunities.

The Underlying Funds provide exposure to a wide range of traditional asset classes which include stocks, bonds, and cash and non-traditional asset classes (also known as alternative strategies) which include, but are not limited to, real estate, commodities, and floating rate loans.

Equity securities in which the Underlying Funds invest include, but are not limited to, domestic and international large-, mid-, and small-capitalization stocks (may be growth oriented, value oriented, or a blend); emerging market securities; domestic and international real estate stocks, including real estate investment trusts; and natural resource/commodity securities.

Debt instruments in which the Underlying Funds invest include, but are not limited to, domestic and international intermediate, long-term and short-term bonds; high-yield bonds commonly referred to as “junk bonds;” floating rate loans; and Treasury inflation protected securities.

The Portfolio may also invest in derivatives, including futures, and swaps (including interest rate swaps, total return swaps, and credit default swaps), to make tactical asset allocations, to seek to minimize risk, and to assist in managing cash.

The Portfolio may invest up to 20% of its total assets in exchange-traded funds.

The Portfolio may also allocate in the future to the following asset class: emerging markets debt instruments. There can be no assurance that this allocation will occur.

The Portfolio is designed primarily for long-term investors in tax-advantaged accounts. The Portfolio is structured and managed around a specific target retirement or financial goal date 2015 (“Target Date”). The Target Date is the approximate year that

ING Solution 2015 Portfolio	7

an investor in the Portfolio would plan to make withdrawals from the Portfolio for retirement or other financial goals. The chart below shows the glide path and illustrates how the equity securities and debt instruments allocations will change over time. Generally, the Portfolio’s glide path will transition to the target asset allocations illustrated below on an annual basis and become more conservative as the Portfolio approaches the Target Date. As the Portfolio approaches its Target Date in 2015, the Portfolio’s Target Allocation is anticipated to be the same as that of ING Solution Income Portfolio, which is equal to approximately 35% equity securities and 65% debt instruments.

As the Portfolio’s Target Allocation migrates toward that of ING Solution Income Portfolio by the Target Date, it is anticipated that the Portfolio would be merged with and into the ING Solution Income Portfolio. The ING Solution Income Portfolio is for those investors who are retired, nearing retirement or in need of making withdrawals from their portfolio soon.

In summary, the Portfolio is designed for an investor who plans to withdraw the value of the investor’s investments in the Portfolio gradually on or after the Target Date. The mix of investments in the Portfolio’s Target Allocation will change over time and seek to reduce investment risk as the Portfolio approaches its Target Date.

The Portfolio will be rebalanced periodically to return to the Target Allocation. The Target Allocation may be changed at any time by the Sub-Adviser.

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio, even near, at, or after the Target Date. There is no guarantee that the Portfolio will provide adequate income at and through your retirement or for any of your financial goals. The value of your investment in the Portfolio changes with the values of the Underlying Funds and their investments. Any of the following risks, among others, could affect the Portfolio’s or an Underlying Fund’s performance or cause the Portfolio or an Underlying Fund to lose money or to underperform market averages of other funds.

Asset Allocation   Assets will be allocated among Underlying Funds and markets based on judgments by the Adviser. There is a risk that the Portfolio may allocate assets to an Underlying Fund or asset class that underperforms other funds or asset classes.

Call   During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, an Underlying Fund would experience a decline in income.

Commodities   The operations and financial performance of companies in natural resources industries may be directly affected by commodity prices. This risk is exacerbated for those natural resources companies that own the underlying commodity.

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Credit   Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Credit Default Swaps   The Portfolio or an Underlying Fund may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the Portfolio or an Underlying Fund pays a fee to protect against the risk that a security held by the Portfolio or the Underlying Fund will default. As a seller of the swap, the Portfolio or an Underlying Fund receives payment(s) in return for its obligation to pay the counterparty the full national value of the security in the event of a default of the security issuer. As a seller of a swap, the Portfolio or an Underlying Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio or an Underlying Fund would be subject to investment exposure on the notional value of the swap. Credit default swaps are largely unregulated and susceptible to liquidity, credit, and counterparty risks.

Currency   To the extent that an Underlying Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio or an Underlying Fund and reduce its returns. Derivatives may not perform as expected, so the Portfolio or an Underlying Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio or an Underlying Fund to the risk of improper valuation.

8	ING Solution 2015 Portfolio

Floating Rate Loans   The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans and many floating rate loans are subject to restrictions on resale.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Underlying Funds experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Foreign investment risks may be greater in developing and emerging markets than in developed markets. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

High-Yield Securities   Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Index Strategy   The index selected may underperform the overall market and an Underlying Fund might fail to track its target index. The correlation between an Underlying Fund and index performance may be affected by the Underlying Fund’s expenses and the timing of purchases and redemptions of the Underlying Fund’s shares. An Underlying Fund’s actual holdings might not match the Index and the Underlying Fund’s effective exposure to index securities at any given time may not equal 100%.

Inflation-Indexed Bonds   If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Interest Rate   With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase an Underlying Fund’s exposure to risks associated with rising interest rates.

Liquidity   If a security is illiquid, an Underlying Fund might be unable to sell the security at a time when the manager might wish to sell, and the security could have the effect of decreasing the overall level of an Underlying Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount an Underlying Fund could realize upon disposition. An Underlying Fund may make investments that become less liquid in response to market developments or adverse investor perception. An Underlying Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to an Underlying Fund.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which the Underlying Funds invest. Rather, the market could favor securities to which the Underlying Funds are not exposed or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Underlying Funds costs and impair the ability of the Underlying Funds to achieve its investment objectives.

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio or an Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio and a proportionate share of the expenses of each Underlying Fund.

ING Solution 2015 Portfolio	9

Real Estate Companies and Real Estate Investment Trusts (“REITs”)   Investing in real estate companies and REITs may subject an Underlying Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.

Sovereign Debt   These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio’s Class T shares’ performance from year to year, and the table compares the Portfolio’s Class T shares’ performance to the performance of a broad-based securities market index/indices for the same period. The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio’s past performance is no guarantee of future results.

Calendar Year Total Returns
(as of December 31 of each year)

Best quarter: 2nd, 2009, 13.72% and Worst quarter: 4th, 2008, (15.62)%

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs	10 Yrs (or since inception)	Inception Date
Class T	%	10.98	1.49	3.22	08/31/05
S&P Target Date 2015 Index[1]	%	10.60	3.24	4.96[2]	—
Russell 3000® Index[1]	%	16.42	2.04	4.55[2]	—
MSCI EAFE® Index[3]	%	17.32	(3.69)	3.26[2]	—
BCAB Index[1]	%	4.21	5.95	5.52[2]	—

1	The index returns do not reflect deductions for fees, expenses, or taxes.

2	Reflects index performance since the date closest to the Class’ inception for which data is available.

3	The index returns include the reinvestment of dividends and distributions net of withholding taxes, but do not reflect fees, brokerage commissions, or other expenses.

PORTFOLIO MANAGEMENT

On March 18, 2013, shareholders of the Portfolio were sent a proxy statement, which asked shareholders to approve the appointment of ING Investment Management Co., LLC as the Sub-Adviser to the Portfolio. If shareholders approve this proposal, ING Investment Management Co., LLC will become the Sub-Adviser to the Portfolio; however, the individuals listed as members of the Investment Committee will continue to be responsible for the day-to-day management of the Portfolio. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Portfolio’s website at www.INGFunds.com/vp/literature.

Investment Adviser
Directed Services LLC

Investment Committee
Heather Hackett, CFA	Halvard Kvaale, CIMA
Committee Member (since 08/09)	Committee Member (since 08/12)
Paul Zemsky, CFA
Committee Member (since 12/07)

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment

10	ING Solution 2015 Portfolio

companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

ING Solution 2015 Portfolio	11

ING Solution 2020 Portfolio

INVESTMENT OBJECTIVE

Until the day prior to its Target Date (defined below), the Portfolio seeks to provide total return consistent with an asset allocation targeted at retirement in approximately 2020. On the Target Date, the Portfolio’s investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

FEES AND EXPENSES OF THE PORTFOLIO

The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class	T
Management Fee[2]	0.14%
Distribution and/or Shareholder Services (12b-1) Fees	0.75%
Administrative Services Fee	0.10%
Other Expenses	45.18%
Acquired Fund Fees and Expenses	0.64%
Total Annual Portfolio Operating Expenses[3]	46.81%
Waivers and Reimbursements[4]	(45.35)%
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	1.46%

1	The expense ratio has been adjusted to reflect current contractual rates.

2	Effective April 30, 2013, the Portfolio’s Management Fee structure was changed to a “bifurcated fee” structure as follows: an annual rate of 0.10% of the Portfolio’s average daily net assets invested in Underlying Funds within the ING Funds complex, and 0.30% of the Portfolio’s average daily net assets invested in direct investments, which include, but are not limited to, exchange-traded funds, securities issued by non-investment company issuers, such as operating companies, and derivative instruments. The Management Fee reflected in the table is calculated based on an estimated investment of 20% of the Portfolio’s assets in direct investments.

3	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

4	The adviser is contractually obligated to limit expenses to 1.46% of Class T shares through at least May 1, 2018; the obligation does not extend to interest, taxes, brokerage commissions, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years. The distributor is contractually obligated to waive 0.05% of the distribution fee through May 1, 2014. There is no guarantee that the distribution fee waiver will continue after May 1, 2014. The distribution fee waiver will only renew if the distributor elects to renew it.

Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
T	$149	462	797	10,632

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-, three-, and five-year periods and the first five years of the ten-year period.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Example, affect the Portfolio’s performance.

During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 72% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests in a combination of Underlying Funds, which are actively managed funds or passively managed funds (index funds), that invest in U.S. stocks, international stocks, U.S. bonds, and other debt instruments and the Portfolio uses an asset allocation strategy designed for investors expecting to retire around the year 2020. The Portfolio’s current approximate target investment allocations (expressed as a percentage of its net assets) among the Underlying Funds are as follows: 55% in equity securities; and 45% in debt instruments. As these are Target Allocations, the actual allocations of the Portfolio’s assets may deviate from the percentages shown.

The Target Allocations are measured with reference to the primary investment strategies of the Underlying Funds; actual exposure to equity securities and debt instruments will vary from the Target Allocations if an Underlying Fund is not substantially invested in accordance with its primary investment strategy. The Portfolio may periodically deviate from the Target Allocations based on an assessment of the current market conditions or other factors. Generally, the deviations fall within the range of +/- 10% relative to the current Target Allocations. The sub-adviser (“Sub-Adviser”)

12	ING Solution 2020 Portfolio

may determine, in light of market conditions or other factors, to deviate by a wider margin in order to protect the Portfolio, achieve its investment objective, or to take advantage of particular opportunities.

The Underlying Funds provide exposure to a wide range of traditional asset classes which include stocks, bonds, and cash and non-traditional asset classes (also known as alternative strategies) which include, but are not limited to, real estate, commodities, and floating rate loans.

Equity securities in which the Underlying Funds invest include, but are not limited to, domestic and international large-, mid-, and small-capitalization stocks (may be growth oriented, value oriented, or a blend); emerging market securities; domestic and international real estate stocks, including real estate investment trusts; and natural resource/commodity securities.

Debt instruments in which the Underlying Funds invest include, but are not limited to, domestic and international intermediate, long-term and short-term bonds; high-yield bonds commonly referred to as “junk bonds;” floating rate loans; and Treasury inflation protected securities.

The Portfolio may also invest in derivatives, including futures, and swaps (including interest rate swaps, total return swaps, and credit default swaps), to make tactical asset allocations, to seek to minimize risk, and to assist in managing cash.

The Portfolio may invest up to 20% of its total assets in exchange-traded funds.

The Portfolio may also allocate in the future to the following asset class: emerging markets debt instruments. There can be no assurance that this allocation will occur.

The Portfolio is designed primarily for long-term investors in tax-advantaged accounts. The Portfolio is structured and managed around a specific target retirement or financial goal date 2020 (“Target Date”). The Target Date is the approximate year that an investor in the Portfolio would plan to make withdrawals from the Portfolio for retirement or other financial goals. The chart below shows the glide path and illustrates how the equity securities and debt instruments allocations will change over time. Generally, the Portfolio’s glide path will transition to the target asset allocations illustrated below on an annual basis and become more conservative as the Portfolio approaches the Target Date. As the Portfolio approaches its Target Date in 2020, the Portfolio’s Target Allocation is anticipated to be the same as that of ING Solution Income Portfolio, which is equal to approximately 35% equity securities and 65% debt securities.

As the Portfolio’s Target Allocation migrates toward that of ING Solution Income Portfolio by the Target Date, it is anticipated that the Portfolio would be merged with and into the ING Solution Income Portfolio. The ING Solution Income Portfolio is for those investors who are retired, nearing retirement or in need of making withdrawals from their portfolio soon.

In summary, the Portfolio is designed for an investor who plans to withdraw the value of the investor’s investments in the Portfolio gradually on or after the Target Date. The mix of investments in the Portfolio’s Target Allocation will change over time and seek to reduce investment risk as the Portfolio approaches its Target Date.

The Portfolio will be rebalanced periodically to return to the Target Allocation. The Target Allocation may be changed at any time by the Sub-Adviser.

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio, even near, at, or after the Target Date. There is no guarantee that the Portfolio will provide adequate income at and through your retirement or for any of your financial goals. The value of your investment in the Portfolio changes with the values of the Underlying Funds and their investments. Any of the following risks, among others, could affect the Portfolio’s or an Underlying Fund’s performance or cause the Portfolio or an Underlying Fund to lose money or to underperform market averages of other funds.

Asset Allocation   Assets will be allocated among Underlying Funds and markets based on judgments by the Adviser. There is a risk that the Portfolio may allocate assets to an Underlying Fund or asset class that underperforms other funds or asset classes.

Call   During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, an Underlying Fund would experience a decline in income.

Commodities   The operations and financial performance of companies in natural resources industries may be directly affected by commodity prices. This risk is exacerbated for those natural resources companies that own the underlying commodity.

ING Solution 2020 Portfolio	13

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Credit   Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Credit Default Swaps   The Portfolio or an Underlying Fund may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the Portfolio or an Underlying Fund pays a fee to protect against the risk that a security held by the Portfolio or the Underlying Fund will default. As a seller of the swap, the Portfolio or an Underlying Fund receives payment(s) in return for its obligation to pay the counterparty the full national value of the security in the event of a default of the security issuer. As a seller of a swap, the Portfolio or an Underlying Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio or an Underlying Fund would be subject to investment exposure on the notional value of the swap. Credit default swaps are largely unregulated and susceptible to liquidity, credit, and counterparty risks.

Currency   To the extent that an Underlying Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio or an Underlying Fund and reduce its returns. Derivatives may not perform as expected, so the Portfolio or an Underlying Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio or an Underlying Fund to the risk of improper valuation.

Floating Rate Loans   The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans and many floating rate loans are subject to restrictions on resale.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Underlying Funds experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Foreign investment risks may be greater in developing and emerging markets than in developed markets. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

High-Yield Securities   Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Index Strategy   The index selected may underperform the overall market and an Underlying Fund might fail to track its target index. The correlation between an Underlying Fund and index performance may be affected by the Underlying Fund’s expenses and the timing of purchases and redemptions of the Underlying Fund’s shares. An Underlying Fund’s actual holdings might not match the Index and the Underlying Fund’s effective exposure to index securities at any given time may not equal 100%.

Inflation-Indexed Bonds   If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Interest Rate   With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase an Underlying Fund’s exposure to risks associated with rising interest rates.

Liquidity   If a security is illiquid, an Underlying Fund might be unable to sell the security at a time when the manager might wish to sell, and the security could have the effect of decreasing the overall level of an Underlying Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount an Underlying Fund could realize upon disposition. An Underlying Fund may make investments that become less liquid in response

14	ING Solution 2020 Portfolio

to market developments or adverse investor perception. An Underlying Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to an Underlying Fund.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which the Underlying Funds invest. Rather, the market could favor securities to which the Underlying Funds are not exposed or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Underlying Funds costs and impair the ability of the Underlying Funds to achieve its investment objectives.

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio or an Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio and a proportionate share of the expenses of each Underlying Fund.

Real Estate Companies and Real Estate Investment Trusts (“REITs”)   Investing in real estate companies and REITs may subject an Underlying Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.

Sovereign Debt   These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the Portfolio’s Class T shares’ performance for the first full calendar year of operations, and the table compares the Portfolio’s Class T shares’ performance to the performance of a broad-based securities market index/indices for the same period. The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio’s past performance is no guarantee of future results.

Calendar Year Total Returns
(as of December 31)

Best quarter: 1st, 2012, 8.58% and Worst quarter: 2nd, 2012, (2.29)%

ING Solution 2020 Portfolio	15

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs (or since inception)	10 Yrs	Inception Date
Class T	%	11.53	16.51	N/A	10/03/11
S&P Target Date 2020 Index[1]	%	11.76	17.47	N/A	—

1	The index returns do not reflect deductions for fees, expenses, or taxes.

PORTFOLIO MANAGEMENT

Investment Adviser	Sub-Adviser
Directed Services LLC	ING Investment Management Co. LLC

Portfolio Managers
Heather Hackett, CFA	Halvard Kvaale,CIMA
Portfolio Manager (since 09/11)	Portfolio Manager (since 08/12)
Paul Zemsky, CFA
Portfolio Manager (since 09/11)

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

16	ING Solution 2020 Portfolio

ING Solution 2025 Portfolio

INVESTMENT OBJECTIVE

Until the day prior to its Target Date (defined below), the Portfolio seeks to provide total return consistent with an asset allocation targeted at retirement in approximately 2025. On the Target Date, the Portfolio’s investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

FEES AND EXPENSES OF THE PORTFOLIO

The tables describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The tables do not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

On March 18, 2013, shareholders of the Portfolio were sent a proxy statement, which asked shareholders to approve a new fee structure (the “Amended Fee Structure”), which would modify the fees payable to the Adviser. Under the proposed Amended Fee Structure, the current Management Fee rate would continue to be charged with respect to assets invested in underlying funds in the ING Fund Complex (“Underlying Funds”), but a higher Management Fee rate would be charged on assets invested in other types of securities.

If the Amended Fee Structure is approved by shareholders, the fees you would pay if you buy and hold shares of the Portfolio will change. The current fee structure is reflected in Fee Table A below. The Amended Fee Structure is reflected below in Fee Table B. Similarly, if the Amended Fee Structure is approved, the expenses you pay as a shareholder of the Portfolio may change. An example intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds is also included below. Expense Example Table A shows an example based on the current fee structure. Expense Example Table B shows an example based on the Amended Fee Structure.

There is no guarantee that shareholders will approve the Amended Fee Structure, in which case the Portfolio will continue to operate under the current fee structure. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Portfolio’s website at www.INGFunds.com/vp/literature.

Fee Table A - Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class	T
Management Fee	0.10%
Distribution and/or Shareholder Services (12b-1) Fees	0.75%
Administrative Services Fee	0.10%
Other Expenses	0.03%
Acquired Fund Fees and Expenses	0.69%
Total Annual Portfolio Operating Expenses[2]	1.67%
Waivers and Reimbursements[3]	(0.16)%
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	1.51%

1	The expense ratio has been adjusted to reflect current fees.

2	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

3	The adviser is contractually obligated to limit expenses to 0.82% of Class T shares through May 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years. The distributor is contractually obligated to waive 0.05% of the distribution fee through May 1, 2014. There is no guarantee that the distribution fee waiver will continue after May 1, 2014. The distribution fee waiver will only renew if the distributor elects to renew it.

Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Example Table A

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
T	$154	511	892	1,963

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.

Fee Table B - Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class	T
Management Fee[2]	0.14%
Distribution and/or Shareholder Services (12b-1) Fees	0.75%
Administrative Services Fee	0.10%
Other Expenses	0.03%
Acquired Fund Fees and Expenses	0.69%

ING Solution 2025 Portfolio	17

Class	T
Total Annual Portfolio Operating Expenses[3]	1.71%
Waivers and Reimbursements[4]	(0.21)%
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	1.50%

1	The expense ratio has been adjusted to reflect current contractual rates.

2	Pending shareholder approval, the Portfolio’s Management Fee structure was changed to a “bifurcated fee” structure as follows: an annual rate of 0.10% of the Portfolio’s average daily net assets invested in Underlying Funds within the ING Funds complex, and 0.30% of the Portfolio’s average daily net assets invested in direct investments, which include, but are not limited to, exchange-traded funds, securities issued by non-investment company issuers, such as operating companies, and derivative instruments. The Management Fee reflected in the table is calculated based on an estimated investment of 20% of the Portfolio’s assets in direct investments.

3	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

4	The adviser is contractually obligated to limit expenses to 1.50% of Class T shares through at least May 1, 2018; the obligation does not extend to interest, taxes, brokerage commissions, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years. The distributor is contractually obligated to waive 0.05% of the distribution fee through May 1, 2014. There is no guarantee that the distribution fee waiver will continue after May 1, 2014. The distribution fee waiver will only renew if the distributor elects to renew it.

Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Example Table B

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
T	$153	474	818	1,921

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-, three-, and five-year periods and the first five years of the ten-year period.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Example, affect the Portfolio’s performance.

During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 65% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests in a combination of Underlying Funds, which are actively managed funds or passively managed funds (index funds), that invest in U.S. stocks, international stocks, U.S. bonds, and other debt instruments and the Portfolio uses an asset allocation strategy designed for investors expecting to retire around the year 2025. The Portfolio’s current approximate target investment allocations (expressed as a percentage of its net assets) among the Underlying Funds are as follows: 66% in equity securities; and 34% in debt instruments. As these are Target Allocations, the actual allocations of the Portfolio’s assets may deviate from the percentages shown.

The Target Allocations are measured with reference to the primary investment strategies of the Underlying Funds; actual exposure to equity securities and debt instruments will vary from the Target Allocations if an Underlying Fund is not substantially invested in accordance with its primary investment strategy. The Portfolio may periodically deviate from the Target Allocations based on an assessment of the current market conditions or other factors. Generally, the deviations fall within the range of +/- 10% relative to the current Target Allocations. The Portfolio may, in light of market conditions or other factors, deviate by a wider margin in order to protect the Portfolio, achieve its investment objective, or to take advantage of particular opportunities.

The Underlying Funds provide exposure to a wide range of traditional asset classes which include stocks, bonds, and cash and non-traditional asset classes (also known as alternative strategies) which include, but are not limited to, real estate, commodities, and floating rate loans.

Equity securities in which the Underlying Funds invest include, but are not limited to, domestic and international large-, mid-, and small-capitalization stocks (may be growth oriented, value oriented, or a blend); emerging market securities; domestic and international real estate stocks, including real estate investment trusts; and natural resource/commodity securities.

Debt instruments in which the Underlying Funds invest include, but are not limited to, domestic and international intermediate, long-term and short-term bonds; high-yield bonds commonly referred to as “junk bonds;” floating rate loans; and Treasury inflation protected securities.

The Portfolio may also invest in derivatives, including futures, and swaps (including interest rate swaps, total return swaps, and credit default swaps), to make tactical asset allocations, to seek to minimize risk, and to assist in managing cash.

The Portfolio may invest up to 20% of its total assets in exchange-traded funds.

The Portfolio may also allocate in the future to the following asset class: emerging markets debt instruments. There can be no assurance that this allocation will occur.

The Portfolio is designed primarily for long-term investors in tax-advantaged accounts. The Portfolio is structured and managed around a specific target retirement or financial goal date 2025 (“Target Date”). The Target Date is the approximate year that

18	ING Solution 2025 Portfolio

an investor in the Portfolio would plan to make withdrawals from the Portfolio for retirement or other financial goals. The chart below shows the glide path and illustrates how the equity securities and debt instruments allocations will change over time. Generally, the Portfolio’s glide path will transition to the target asset allocations illustrated below on an annual basis and become more conservative as the Portfolio approaches the Target Date. As the Portfolio approaches its Target Date in 2025, the Portfolio’s Target Allocation is anticipated to be the same as that of ING Solution Income Portfolio, which is equal to approximately 35% equity securities and 65% debt instruments.

As the Portfolio’s Target Allocation migrates toward that of ING Solution Income Portfolio by the Target Date, it is anticipated that the Portfolio would be merged with and into the ING Solution Income Portfolio. The ING Solution Income Portfolio is for those investors who are retired, nearing retirement or in need of making withdrawals from their portfolio soon.

In summary, the Portfolio is designed for an investor who plans to withdraw the value of the investor’s investments in the Portfolio gradually on or after the Target Date. The mix of investments in the Portfolio’s Target Allocation will change over time and seek to reduce investment risk as the Portfolio approaches its Target Date.

The Portfolio will be rebalanced periodically to return to the Target Allocation. The Target Allocation may be changed at any time by the Sub-Adviser.

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio, even near, at, or after the Target Date. There is no guarantee that the Portfolio will provide adequate income at and through your retirement or for any of your financial goals. The value of your investment in the Portfolio changes with the values of the Underlying Funds and their investments. Any of the following risks, among others, could affect the Portfolio’s or an Underlying Fund’s performance or cause the Portfolio or an Underlying Fund to lose money or to underperform market averages of other funds.

Asset Allocation   Assets will be allocated among Underlying Funds and markets based on judgments by the Adviser. There is a risk that the Portfolio may allocate assets to an Underlying Fund or asset class that underperforms other funds or asset classes.

Call   During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, an Underlying Fund would experience a decline in income.

Commodities   The operations and financial performance of companies in natural resources industries may be directly affected by commodity prices. This risk is exacerbated for those natural resources companies that own the underlying commodity.

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Credit   Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Credit Default Swaps   The Portfolio or an Underlying Fund may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the Portfolio or an Underlying Fund pays a fee to protect against the risk that a security held by the Portfolio or the Underlying Fund will default. As a seller of the swap, the Portfolio or an Underlying Fund receives payment(s) in return for its obligation to pay the counterparty the full national value of the security in the event of a default of the security issuer. As a seller of a swap, the Portfolio or an Underlying Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio or an Underlying Fund would be subject to investment exposure on the notional value of the swap. Credit default swaps are largely unregulated and susceptible to liquidity, credit, and counterparty risks.

Currency   To the extent that an Underlying Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio or an Underlying Fund and reduce its returns. Derivatives may not perform as expected, so the Portfolio or an Underlying Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio or an Underlying Fund to the risk of improper valuation.

ING Solution 2025 Portfolio	19

Floating Rate Loans   The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans and many floating rate loans are subject to restrictions on resale.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Underlying Funds experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Foreign investment risks may be greater in developing and emerging markets than in developed markets. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

High-Yield Securities   Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Index Strategy   The index selected may underperform the overall market and an Underlying Fund might fail to track its target index. The correlation between an Underlying Fund and index performance may be affected by the Underlying Fund’s expenses and the timing of purchases and redemptions of the Underlying Fund’s shares. An Underlying Fund’s actual holdings might not match the Index and the Underlying Fund’s effective exposure to index securities at any given time may not equal 100%.

Inflation-Indexed Bonds   If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Interest Rate   With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase an Underlying Fund’s exposure to risks associated with rising interest rates.

Liquidity   If a security is illiquid, an Underlying Fund might be unable to sell the security at a time when the manager might wish to sell, and the security could have the effect of decreasing the overall level of an Underlying Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount an Underlying Fund could realize upon disposition. An Underlying Fund may make investments that become less liquid in response to market developments or adverse investor perception. An Underlying Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to an Underlying Fund.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which the Underlying Funds invest. Rather, the market could favor securities to which the Underlying Funds are not exposed or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Underlying Funds costs and impair the ability of the Underlying Funds to achieve its investment objectives.

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio or an Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio and a proportionate share of the expenses of each Underlying Fund.

20	ING Solution 2025 Portfolio

Real Estate Companies and Real Estate Investment Trusts (“REITs”)   Investing in real estate companies and REITs may subject an Underlying Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.

Sovereign Debt   These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio’s Class T shares’ performance from year to year, and the table compares the Portfolio’s Class T shares’ performance to the performance of a broad-based securities market index/indices for the same period. The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio’s past performance is no guarantee of future results.

Calendar Year Total Returns
(as of December 31 of each year)

Best quarter: 2nd, 2009, 16.60% and Worst quarter: 4th, 2008, (19.56)%

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs	10 Yrs (or since inception)	Inception Date
Class T	%	12.95	0.35	2.75	08/31/05
S&P Target Date 2025 Index[1]	%	12.79	2.65	4.94[2]	—
Russell 3000® Index[1]	%	16.42	2.04	4.55[2]	—
MSCI EAFE® Index[3]	%	17.32	(3.69)	3.26[2]	—
BCAB Index[1]	%	4.21	5.95	5.52[2]	—

1	The index returns do not reflect deductions for fees, expenses, or taxes.

2	Reflects index performance since the date closest to the Class’ inception for which data is available.

3	The index returns include the reinvestment of dividends and distributions net of withholding taxes, but do not reflect fees, brokerage commissions, or other expenses.

PORTFOLIO MANAGEMENT

On March 18, 2013, shareholders of the Portfolio were sent a proxy statement, which asked shareholders to approve the appointment of ING Investment Management Co., LLC as the Sub-Adviser to the Portfolio. If shareholders approve this proposal, ING Investment Management Co., LLC will become the Sub-Adviser to the Portfolio; however, the individuals listed as members of the Investment Committee will continue to be responsible for the day-to-day management of the Portfolio. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Portfolio’s website at www.INGFunds.com/vp/literature.

Investment Adviser
Directed Services LLC

Investment Committee
Heather Hackett, CFA	Halvard Kvaale, CIMA
Committee Member (since 08/09)	Committee Member (since 08/12)
Paul Zemsky, CFA
Committee Member (since 12/07)

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment

ING Solution 2025 Portfolio	21

companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

22	ING Solution 2025 Portfolio

ING Solution 2030 Portfolio

INVESTMENT OBJECTIVE

Until the day prior to its Target Date (defined below), the Portfolio seeks to provide total return consistent with an asset allocation targeted at retirement in approximately 2030. On the Target Date, the Portfolio’s investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

FEES AND EXPENSES OF THE PORTFOLIO

The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class	T
Management Fee[2]	0.14%
Distribution and/or Shareholder Services (12b-1) Fees	0.75%
Administrative Services Fee	0.10%
Other Expenses	41.67%
Acquired Fund Fees and Expenses	0.70%
Total Annual Portfolio Operating Expenses[3]	43.36%
Waivers and Reimbursements[4]	(41.83)%
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	1.53%

1	The expense ratio has been adjusted to reflect current contractual rates.

2	Effective April 30, 2013, the Portfolio’s Management Fee structure was changed to a “bifurcated fee” structure as follows: an annual rate of 0.10% of the Portfolio’s average daily net assets invested in Underlying Funds within the ING Funds complex, and 0.30% of the Portfolio’s average daily net assets invested in direct investments, which include, but are not limited to, exchange-traded funds, securities issued by non-investment company issuers, such as operating companies, and derivative instruments. The Management Fee reflected in the table is calculated based on an estimated investment of 20% of the Portfolio’s assets in direct investments.

3	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

4	The adviser is contractually obligated to limit expenses to 1.53% of Class T shares through at least May 1, 2018; the obligation does not extend to interest, taxes, brokerage commissions, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years. The distributor is contractually obligated to waive 0.05% of the distribution fee through May 1, 2014. There is no guarantee that the distribution fee waiver will continue after May 1, 2014. The distribution fee waiver will only renew if the distributor elects to renew it.

Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
T	$156	483	834	10,704

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-, three-, and five-year periods and the first five years of the ten-year period.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Example, affect the Portfolio’s performance.

During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 76% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests in a combination of Underlying Funds, which are actively managed funds or passively managed funds (index funds), that invest in U.S. stocks, international stocks, U.S. bonds, and other debt instruments and the Portfolio uses an asset allocation strategy designed for investors expecting to retire around the year 2030. The Portfolio’s current approximate target investment allocations (expressed as a percentage of its net assets) among the Underlying Funds are as follows: 75% in equity securities; and 25% in debt instruments. As these are Target Allocations, the actual allocations of the Portfolio’s assets may deviate from the percentages shown.

The Target Allocations are measured with reference to the primary investment strategies of the Underlying Funds; actual exposure to equity securities and debt instruments will vary from the Target Allocations if an Underlying Fund is not substantially invested in accordance with its primary investment strategy. The Portfolio may periodically deviate from the Target Allocations based on an assessment of the current market conditions or other factors. Generally, the deviations fall within the range of +/- 10% relative to the current Target Allocations. The sub-adviser (“Sub-Adviser”)

ING Solution 2030 Portfolio	23

may determine, in light of market conditions or other factors, to deviate by a wider margin in order to protect the Portfolio, achieve its investment objective, or to take advantage of particular opportunities.

The Underlying Funds provide exposure to a wide range of traditional asset classes which include stocks, bonds, and cash and non-traditional asset classes (also known as alternative strategies) which include, but are not limited to, real estate, commodities, and floating rate loans.

Equity securities in which the Underlying Funds invest include, but are not limited to, domestic and international large-, mid-, and small-capitalization stocks (may be growth oriented, value oriented, or a blend); emerging market securities; domestic and international real estate stocks, including real estate investment trusts; and natural resource/commodity securities.

Debt instruments in which the Underlying Funds invest include, but are not limited to, domestic and international intermediate, long-term and short-term bonds; high-yield bonds commonly referred to as “junk bonds;” floating rate loans; and Treasury inflation protected securities.

The Portfolio may also invest in derivatives, including futures, and swaps (including interest rate swaps, total return swaps, and credit default swaps), to make tactical asset allocations, to seek to minimize risk, and to assist in managing cash.

The Portfolio may invest up to 20% of its total assets in exchange-traded funds.

The Portfolio may also allocate in the future to the following asset class: emerging markets debt instruments. There can be no assurance that this allocation will occur.

The Portfolio is designed primarily for long-term investors in tax-advantaged accounts. The Portfolio is structured and managed around a specific target retirement or financial goal date 2030 (“Target Date”). The Target Date is the approximate year that an investor in the Portfolio would plan to make withdrawals from the Portfolio for retirement or other financial goals. The chart below shows the glide path and illustrates how the equity securities and debt instruments allocations will change over time. Generally, the Portfolio’s glide path will transition to the target asset allocations illustrated below on an annual basis and become more conservative as the Portfolio approaches the Target Date. As the Portfolio approaches its Target Date in 2030, the Portfolio’s Target Allocation is anticipated to be the same as that of ING Solution Income Portfolio, which is equal to approximately 35% equity securities and 65% debt instruments.

As the Portfolio’s Target Allocation migrates toward that of ING Solution Income Portfolio by the Target Date, it is anticipated that the Portfolio would be merged with and into the ING Solution Income Portfolio. The ING Solution Income Portfolio is for those investors who are retired, nearing retirement or in need of making withdrawals from their portfolio soon.

In summary, the Portfolio is designed for an investor who plans to withdraw the value of the investor’s investments in the Portfolio gradually on or after the Target Date. The mix of investments in the Portfolio’s Target Allocation will change over time and seek to reduce investment risk as the Portfolio approaches its Target Date.

The Portfolio will be rebalanced periodically to return to the Target Allocation. The Target Allocation may be changed at any time by the Sub-Adviser.

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio, even near, at, or after the Target Date. There is no guarantee that the Portfolio will provide adequate income at and through your retirement or for any of your financial goals. The value of your investment in the Portfolio changes with the values of the Underlying Funds and their investments. Any of the following risks, among others, could affect the Portfolio’s or an Underlying Fund’s performance or cause the Portfolio or an Underlying Fund to lose money or to underperform market averages of other funds.

Asset Allocation   Assets will be allocated among Underlying Funds and markets based on judgments by the Adviser. There is a risk that the Portfolio may allocate assets to an Underlying Fund or asset class that underperforms other funds or asset classes.

Call   During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, an Underlying Fund would experience a decline in income.

Commodities   The operations and financial performance of companies in natural resources industries may be directly affected by commodity prices. This risk is exacerbated for those natural resources companies that own the underlying commodity.

24	ING Solution 2030 Portfolio

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Credit   Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Credit Default Swaps   The Portfolio or an Underlying Fund may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the Portfolio or an Underlying Fund pays a fee to protect against the risk that a security held by the Portfolio or the Underlying Fund will default. As a seller of the swap, the Portfolio or an Underlying Fund receives payment(s) in return for its obligation to pay the counterparty the full national value of the security in the event of a default of the security issuer. As a seller of a swap, the Portfolio or an Underlying Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio or an Underlying Fund would be subject to investment exposure on the notional value of the swap. Credit default swaps are largely unregulated and susceptible to liquidity, credit, and counterparty risks.

Currency   To the extent that an Underlying Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio or an Underlying Fund and reduce its returns. Derivatives may not perform as expected, so the Portfolio or an Underlying Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio or an Underlying Fund to the risk of improper valuation.

Floating Rate Loans   The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans and many floating rate loans are subject to restrictions on resale.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Underlying Funds experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Foreign investment risks may be greater in developing and emerging markets than in developed markets. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

High-Yield Securities   Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Index Strategy   The index selected may underperform the overall market and an Underlying Fund might fail to track its target index. The correlation between an Underlying Fund and index performance may be affected by the Underlying Fund’s expenses and the timing of purchases and redemptions of the Underlying Fund’s shares. An Underlying Fund’s actual holdings might not match the Index and the Underlying Fund’s effective exposure to index securities at any given time may not equal 100%.

Inflation-Indexed Bonds   If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Interest Rate   With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase an Underlying Fund’s exposure to risks associated with rising interest rates.

Liquidity   If a security is illiquid, an Underlying Fund might be unable to sell the security at a time when the manager might wish to sell, and the security could have the effect of decreasing the overall level of an Underlying Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount an Underlying Fund could realize upon disposition. An Underlying Fund may make investments that become less liquid in response

ING Solution 2030 Portfolio	25

to market developments or adverse investor perception. An Underlying Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to an Underlying Fund.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which the Underlying Funds invest. Rather, the market could favor securities to which the Underlying Funds are not exposed or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Underlying Funds costs and impair the ability of the Underlying Funds to achieve its investment objectives.

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio or an Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio and a proportionate share of the expenses of each Underlying Fund.

Real Estate Companies and Real Estate Investment Trusts (“REITs”)   Investing in real estate companies and REITs may subject an Underlying Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.

Sovereign Debt   These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the Portfolio’s Class T shares’ performance for the first full calendar year of operations, and the table compares the Portfolio’s Class T shares’ performance to the performance of a broad-based securities market index/indices for the same period. The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio’s past performance is no guarantee of future results.

Calendar Year Total Returns
(as of December 31)

Best quarter: 1st, 2012, 10.86% and Worst quarter: 2nd, 2012, (4.00)%

26	ING Solution 2030 Portfolio

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs (or since inception)	10 Yrs	Inception Date
Class T	%	13.25	19.79	N/A	10/03/11
S&P Target Date 2030 Index[1]	%	13.71	20.83	N/A	—

1	The index returns do not reflect deductions for fees, expenses, or taxes.

PORTFOLIO MANAGEMENT

Investment Adviser	Sub-Adviser
Directed Services LLC	ING Investment Management Co. LLC

Portfolio Managers
Heather Hackett, CFA	Halvard Kvaale,CIMA
Portfolio Manager (since 09/11)	Portfolio Manager (since 08/12)
Paul Zemsky, CFA
Portfolio Manager (since 09/11)

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

ING Solution 2030 Portfolio	27

ING Solution 2035 Portfolio

INVESTMENT OBJECTIVE

Until the day prior to its Target Date (defined below), the Portfolio seeks to provide total return consistent with an asset allocation targeted at retirement in approximately 2035. On the Target Date, the Portfolio’s investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

FEES AND EXPENSES OF THE PORTFOLIO

The tables describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The tables do not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

On March 18, 2013, shareholders of the Portfolio were sent a proxy statement, which asked shareholders to approve a new fee structure (the “Amended Fee Structure”), which would modify the fees payable to the Adviser. Under the proposed Amended Fee Structure, the current Management Fee rate would continue to be charged with respect to assets invested in underlying funds in the ING Fund Complex (“Underlying Funds”), but a higher Management Fee rate would be charged on assets invested in other types of securities.

If the Amended Fee Structure is approved by shareholders, the fees you would pay if you buy and hold shares of the Portfolio will change. The current fee structure is reflected in Fee Table A below. The Amended Fee Structure is reflected below in Fee Table B. Similarly, if the Amended Fee Structure is approved, the expenses you pay as a shareholder of the Portfolio may change. An example intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds is also included below. Expense Example Table A shows an example based on the current fee structure. Expense Example Table B shows an example based on the Amended Fee Structure.

There is no guarantee that shareholders will approve the Amended Fee Structure, in which case the Portfolio will continue to operate under the current fee structure. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Portfolio’s website at www.INGFunds.com/vp/literature.

Fee Table A - Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class	T
Management Fee	0.10%
Distribution and/or Shareholder Services (12b-1) Fees	0.75%
Administrative Services Fee	0.10%
Other Expenses	0.03%
Acquired Fund Fees and Expenses	0.75%
Total Annual Portfolio Operating Expenses[2]	1.73%
Waivers and Reimbursements[3]	(0.16)%
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	1.57%

1	The expense ratio has been adjusted to reflect current fees.

2	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

3	The adviser is contractually obligated to limit expenses to 0.82% of Class T shares through May 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years. The distributor is contractually obligated to waive 0.05% of the distribution fee through May 1, 2014. There is no guarantee that the distribution fee waiver will continue after May 1, 2014. The distribution fee waiver will only renew if the distributor elects to renew it.

Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Example Table A

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
T	$160	529	924	2,028

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.

Fee Table B - Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class	T
Management Fee[2]	0.14%
Distribution and/or Shareholder Services (12b-1) Fees	0.75%
Administrative Services Fee	0.10%
Other Expenses	0.03%
Acquired Fund Fees and Expenses	0.75%

28	ING Solution 2035 Portfolio

Class	T
Total Annual Portfolio Operating Expenses[3]	1.77%
Waivers and Reimbursements[4]	(0.20)%
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	1.57%

1	The expense ratio has been adjusted to reflect current contractual rates.

2	Pending shareholder approval, the Portfolio’s Management Fee structure was changed to a “bifurcated fee” structure as follows: an annual rate of 0.10% of the Portfolio’s average daily net assets invested in Underlying Funds within the ING Funds complex, and 0.30% of the Portfolio’s average daily net assets invested in direct investments, which include, but are not limited to, exchange-traded funds, securities issued by non-investment company issuers, such as operating companies, and derivative instruments. The Management Fee reflected in the table is calculated based on an estimated investment of 20% of the Portfolio’s assets in direct investments.

3	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

4	The adviser is contractually obligated to limit expenses to 1.57% of Class T shares through at least May 1, 2018; the obligation does not extend to interest, taxes, brokerage commissions, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years. The distributor is contractually obligated to waive 0.05% of the distribution fee through May 1, 2014. There is no guarantee that the distribution fee waiver will continue after May 1, 2014. The distribution fee waiver will only renew if the distributor elects to renew it.

Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Example Table B

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
T	$160	496	855	1,991

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-, three-, and five-year periods and the first five years of the ten-year period.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Example, affect the Portfolio’s performance.

During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 58% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests in a combination of Underlying Funds, which are actively managed funds or passively managed funds (index funds), that invest in U.S. stocks, international stocks, U.S. bonds, and other debt instruments and the Portfolio uses an asset allocation strategy designed for investors expecting to retire around the year 2035. The Portfolio’s current approximate target investment allocations (expressed as a percentage of its net assets) among the Underlying Funds are as follows: 83% in equity securities; and 17% in debt instruments. As these are Target Allocations, the actual allocations of the Portfolio’s assets may deviate from the percentages shown.

The Target Allocations are measured with reference to the primary investment strategies of the Underlying Funds; actual exposure to equity securities and debt instruments will vary from the Target Allocations if an Underlying Fund is not substantially invested in accordance with its primary investment strategy. The Portfolio may periodically deviate from the Target Allocations based on an assessment of the current market conditions or other factors. Generally, the deviations fall within the range of +/- 10% relative to the current Target Allocations. The Portfolio may, in light of market conditions or other factors, deviate by a wider margin in order to protect the Portfolio, achieve its investment objective, or to take advantage of particular opportunities.

The Underlying Funds provide exposure to a wide range of traditional asset classes which include stocks, bonds, and cash and non-traditional asset classes (also known as alternative strategies) which include, but are not limited to, real estate, commodities, and floating rate loans.

Equity securities in which the Underlying Funds invest include, but are not limited to, domestic and international large-, mid-, and small-capitalization stocks (may be growth oriented, value oriented, or a blend); emerging market securities; domestic and international real estate stocks, including real estate investment trusts; and natural resource/commodity securities.

Debt instruments in which the Underlying Funds invest include, but are not limited to, domestic and international intermediate, long-term and short-term bonds; high-yield bonds commonly referred to as “junk bonds;” floating rate loans; and Treasury inflation protected securities.

The Portfolio may also invest in derivatives, including futures, and swaps (including interest rate swaps, total return swaps, and credit default swaps), to make tactical asset allocations, to seek to minimize risk, and to assist in managing cash.

The Portfolio may invest up to 20% of its total assets in exchange-traded funds.

The Portfolio may also allocate in the future to the following asset class: emerging markets debt instruments. There can be no assurance that this allocation will occur.

The Portfolio is designed primarily for long-term investors in tax-advantaged accounts. The Portfolio is structured and managed around a specific target retirement or financial goal date 2035 (“Target Date”). The Target Date is the approximate year that

ING Solution 2035 Portfolio	29

an investor in the Portfolio would plan to make withdrawals from the Portfolio for retirement or other financial goals. The chart below shows the glide path and illustrates how the equity securities and debt instruments allocations will change over time. Generally, the Portfolio’s glide path will transition to the target asset allocations illustrated below on an annual basis and become more conservative as the Portfolio approaches the Target Date. As the Portfolio approaches its Target Date in 2035, the Portfolio’s Target Allocation is anticipated to be the same as that of ING Solution Income Portfolio, which is equal to approximately 35% equity securities and 65% debt instruments.

As the Portfolio’s Target Allocation migrates toward that of ING Solution Income Portfolio by the Target Date, it is anticipated that the Portfolio would be merged with and into the ING Solution Income Portfolio. The ING Solution Income Portfolio is for those investors who are retired, nearing retirement or in need of making withdrawals from their portfolio soon.

In summary, the Portfolio is designed for an investor who plans to withdraw the value of the investor’s investments in the Portfolio gradually on or after the Target Date. The mix of investments in the Portfolio’s Target Allocation will change over time and seek to reduce investment risk as the Portfolio approaches its Target Date.

The Portfolio will be rebalanced periodically to return to the Target Allocation. The Target Allocation may be changed at any time by the Sub-Adviser.

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio, even near, at, or after the Target Date. There is no guarantee that the Portfolio will provide adequate income at and through your retirement or for any of your financial goals. The value of your investment in the Portfolio changes with the values of the Underlying Funds and their investments. Any of the following risks, among others, could affect the Portfolio’s or an Underlying Fund’s performance or cause the Portfolio or an Underlying Fund to lose money or to underperform market averages of other funds.

Asset Allocation   Assets will be allocated among Underlying Funds and markets based on judgments by the Adviser. There is a risk that the Portfolio may allocate assets to an Underlying Fund or asset class that underperforms other funds or asset classes.

Call   During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, an Underlying Fund would experience a decline in income.

Commodities   The operations and financial performance of companies in natural resources industries may be directly affected by commodity prices. This risk is exacerbated for those natural resources companies that own the underlying commodity.

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Credit   Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Credit Default Swaps   The Portfolio or an Underlying Fund may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the Portfolio or an Underlying Fund pays a fee to protect against the risk that a security held by the Portfolio or the Underlying Fund will default. As a seller of the swap, the Portfolio or an Underlying Fund receives payment(s) in return for its obligation to pay the counterparty the full national value of the security in the event of a default of the security issuer. As a seller of a swap, the Portfolio or an Underlying Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio or an Underlying Fund would be subject to investment exposure on the notional value of the swap. Credit default swaps are largely unregulated and susceptible to liquidity, credit, and counterparty risks.

Currency   To the extent that an Underlying Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio or an Underlying Fund and reduce its returns. Derivatives may not perform as expected, so the Portfolio or an Underlying Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio or an Underlying Fund to the risk of improper valuation.

30	ING Solution 2035 Portfolio

Floating Rate Loans   The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans and many floating rate loans are subject to restrictions on resale.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Underlying Funds experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Foreign investment risks may be greater in developing and emerging markets than in developed markets. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

High-Yield Securities   Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Index Strategy   The index selected may underperform the overall market and an Underlying Fund might fail to track its target index. The correlation between an Underlying Fund and index performance may be affected by the Underlying Fund’s expenses and the timing of purchases and redemptions of the Underlying Fund’s shares. An Underlying Fund’s actual holdings might not match the Index and the Underlying Fund’s effective exposure to index securities at any given time may not equal 100%.

Inflation-Indexed Bonds   If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Interest Rate   With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase an Underlying Fund’s exposure to risks associated with rising interest rates.

Liquidity   If a security is illiquid, an Underlying Fund might be unable to sell the security at a time when the manager might wish to sell, and the security could have the effect of decreasing the overall level of an Underlying Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount an Underlying Fund could realize upon disposition. An Underlying Fund may make investments that become less liquid in response to market developments or adverse investor perception. An Underlying Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to an Underlying Fund.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which the Underlying Funds invest. Rather, the market could favor securities to which the Underlying Funds are not exposed or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Underlying Funds costs and impair the ability of the Underlying Funds to achieve its investment objectives.

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio or an Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio and a proportionate share of the expenses of each Underlying Fund.

ING Solution 2035 Portfolio	31

Real Estate Companies and Real Estate Investment Trusts (“REITs”)   Investing in real estate companies and REITs may subject an Underlying Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.

Sovereign Debt   These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio’s Class T shares’ performance from year to year, and the table compares the Portfolio’s Class T shares’ performance to the performance of a broad-based securities market index/indices for the same period. The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio’s past performance is no guarantee of future results.

Calendar Year Total Returns
(as of December 31 of each year)

Best quarter: 2nd, 2009, 17.93% and Worst quarter: 4th, 2008, (21.30)%

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs	10 Yrs (or since inception)	Inception Date
Class T	%	14.59	(0.13)	2.79	08/31/05
S&P Target Date 2035 Index[1]	%	14.41	1.93	4.72[2]	—
Russell 3000® Index[1]	%	16.42	2.04	4.55[2]	—
MSCI EAFE® Index[3]	%	17.32	(3.69)	3.26[2]	—
BCAB Index[1]	%	4.21	5.95	5.52[2]	—

1	The index returns do not reflect deductions for fees, expenses, or taxes.

2	Reflects index performance since the date closest to the Class’ inception for which data is available.

3	The index returns include the reinvestment of dividends and distributions net of withholding taxes, but do not reflect fees, brokerage commissions, or other expenses.

PORTFOLIO MANAGEMENT

On March 18, 2013, shareholders of the Portfolio were sent a proxy statement, which asked shareholders to approve the appointment of ING Investment Management Co., LLC as the Sub-Adviser to the Portfolio. If shareholders approve this proposal, ING Investment Management Co., LLC will become the Sub-Adviser to the Portfolio; however, the individuals listed as members of the Investment Committee will continue to be responsible for the day-to-day management of the Portfolio. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Portfolio’s website at www.INGFunds.com/vp/literature.

Investment Adviser
Directed Services LLC

Investment Committee
Heather Hackett, CFA	Halvard Kvaale, CIMA
Committee Member (since 08/09)	Committee Member (since 08/12)
Paul Zemsky, CFA
Committee Member (since 12/07)

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts,

32	ING Solution 2035 Portfolio

and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

ING Solution 2035 Portfolio	33

ING Solution 2040 Portfolio

INVESTMENT OBJECTIVE

Until the day prior to its Target Date (defined below), the Portfolio seeks to provide total return consistent with an asset allocation targeted at retirement in approximately 2040. On the Target Date, the Portfolio’s investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

FEES AND EXPENSES OF THE PORTFOLIO

The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class	T
Management Fee[2]	0.14%
Distribution and/or Shareholder Services (12b-1) Fees	0.75%
Administrative Services Fee	0.10%
Other Expenses	44.28%
Acquired Fund Fees and Expenses	0.75%
Total Annual Portfolio Operating Expenses[3]	46.02%
Waivers and Reimbursements[4]	(44.44)%
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	1.58%

1	The expense ratio has been adjusted to reflect current contractual rates.

2	Effective April 30, 2013, the Portfolio’s Management Fee structure was changed to a “bifurcated fee” structure as follows: an annual rate of 0.10% of the Portfolio’s average daily net assets invested in Underlying Funds within the ING Funds complex, and 0.30% of the Portfolio’s average daily net assets invested in direct investments, which include, but are not limited to, exchange-traded funds, securities issued by non-investment company issuers, such as operating companies, and derivative instruments. The Management Fee reflected in the table is calculated based on an estimated investment of 20% of the Portfolio’s assets in direct investments.

3	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

4	The adviser is contractually obligated to limit expenses to 1.58% of Class T shares through at least May 1, 2018; the obligation does not extend to interest, taxes, brokerage commissions, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years. The distributor is contractually obligated to waive 0.05% of the distribution fee through May 1, 2014. There is no guarantee that the distribution fee waiver will continue after May 1, 2014. The distribution fee waiver will only renew if the distributor elects to renew it.

Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
T	$161	499	860	10,658

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-, three-, and five-year periods and the first five years of the ten-year period.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Example, affect the Portfolio’s performance.

During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 64% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests in a combination of Underlying Funds, which are actively managed funds or passively managed funds (index funds), that invest in U.S. stocks, international stocks, U.S. bonds, and other debt instruments and the Portfolio uses an asset allocation strategy designed for investors expecting to retire around the year 2040. The Portfolio’s current approximate target investment allocations (expressed as a percentage of its net assets) among the Underlying Funds are as follows: 91% in equity securities; and 9% in debt instruments. As these are Target Allocations, the actual allocations of the Portfolio’s assets may deviate from the percentages shown.

The Target Allocations are measured with reference to the primary investment strategies of the Underlying Funds; actual exposure to equity securities and debt instruments will vary from the Target Allocations if an Underlying Fund is not substantially invested in accordance with its primary investment strategy. The Portfolio may periodically deviate from the Target Allocations based on an assessment of the current market conditions or other factors. Generally, the deviations fall within the range of +/- 10% relative to the current Target Allocations. The sub-adviser (“Sub-Adviser”)

34	ING Solution 2040 Portfolio

may determine, in light of market conditions or other factors, to deviate by a wider margin in order to protect the Portfolio, achieve its investment objective, or to take advantage of particular opportunities.

The Underlying Funds provide exposure to a wide range of traditional asset classes which include stocks, bonds, and cash and non-traditional asset classes (also known as alternative strategies) which include, but are not limited to, real estate, commodities, and floating rate loans.

Equity securities in which the Underlying Funds invest include, but are not limited to, domestic and international large-, mid-, and small-capitalization stocks (may be growth oriented, value oriented, or a blend); emerging market securities; domestic and international real estate stocks, including real estate investment trusts; and natural resource/commodity securities.

Debt instruments in which the Underlying Funds invest include, but are not limited to, domestic and international intermediate, long-term and short-term bonds; high-yield bonds commonly referred to as “junk bonds;” floating rate loans; and Treasury inflation protected securities.

The Portfolio may also invest in derivatives, including futures, and swaps (including interest rate swaps, total return swaps, and credit default swaps), to make tactical asset allocations, to seek to minimize risk, and to assist in managing cash.

The Portfolio may invest up to 20% of its total assets in exchange-traded funds.

The Portfolio may also allocate in the future to the following asset class: emerging markets debt instruments. There can be no assurance that this allocation will occur.

The Portfolio is designed primarily for long-term investors in tax-advantaged accounts. The Portfolio is structured and managed around a specific target retirement or financial goal date 2040 (“Target Date”). The Target Date is the approximate year that an investor in the Portfolio would plan to make withdrawals from the Portfolio for retirement or other financial goals. The chart below shows the glide path and illustrates how the equity securities and debt instruments allocations will change over time. Generally, the Portfolio’s glide path will transition to the target asset allocations illustrated below on an annual basis and become more conservative as the Portfolio approaches the Target Date. As the Portfolio approaches its Target Date in 2040, the Portfolio’s Target Allocation is anticipated to be the same as that of ING Solution Income Portfolio, which is equal to approximately 35% equity securities and 65% debt instruments.

As the Portfolio’s Target Allocation migrates toward that of ING Solution Income Portfolio by the Target Date, it is anticipated that the Portfolio would be merged with and into the ING Solution Income Portfolio. The ING Solution Income Portfolio is for those investors who are retired, nearing retirement or in need of making withdrawals from their portfolio soon.

In summary, the Portfolio is designed for an investor who plans to withdraw the value of the investor’s investments in the Portfolio gradually on or after the Target Date. The mix of investments in the Portfolio’s Target Allocation will change over time and seek to reduce investment risk as the Portfolio approaches its Target Date.

The Portfolio will be rebalanced periodically to return to the Target Allocation. The Target Allocation may be changed at any time by the Sub-Adviser.

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio, even near, at, or after the Target Date. There is no guarantee that the Portfolio will provide adequate income at and through your retirement or for any of your financial goals. The value of your investment in the Portfolio changes with the values of the Underlying Funds and their investments. Any of the following risks, among others, could affect the Portfolio’s or an Underlying Fund’s performance or cause the Portfolio or an Underlying Fund to lose money or to underperform market averages of other funds.

Asset Allocation   Assets will be allocated among Underlying Funds and markets based on judgments by the Adviser. There is a risk that the Portfolio may allocate assets to an Underlying Fund or asset class that underperforms other funds or asset classes.

Call   During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, an Underlying Fund would experience a decline in income.

Commodities   The operations and financial performance of companies in natural resources industries may be directly affected by commodity prices. This risk is exacerbated for those natural resources companies that own the underlying commodity.

ING Solution 2040 Portfolio	35

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Credit   Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Credit Default Swaps   The Portfolio or an Underlying Fund may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the Portfolio or an Underlying Fund pays a fee to protect against the risk that a security held by the Portfolio or the Underlying Fund will default. As a seller of the swap, the Portfolio or an Underlying Fund receives payment(s) in return for its obligation to pay the counterparty the full national value of the security in the event of a default of the security issuer. As a seller of a swap, the Portfolio or an Underlying Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio or an Underlying Fund would be subject to investment exposure on the notional value of the swap. Credit default swaps are largely unregulated and susceptible to liquidity, credit, and counterparty risks.

Currency   To the extent that an Underlying Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio or an Underlying Fund and reduce its returns. Derivatives may not perform as expected, so the Portfolio or an Underlying Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio or an Underlying Fund to the risk of improper valuation.

Floating Rate Loans   The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans and many floating rate loans are subject to restrictions on resale.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Underlying Funds experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Foreign investment risks may be greater in developing and emerging markets than in developed markets. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

High-Yield Securities   Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Index Strategy   The index selected may underperform the overall market and an Underlying Fund might fail to track its target index. The correlation between an Underlying Fund and index performance may be affected by the Underlying Fund’s expenses and the timing of purchases and redemptions of the Underlying Fund’s shares. An Underlying Fund’s actual holdings might not match the Index and the Underlying Fund’s effective exposure to index securities at any given time may not equal 100%.

Inflation-Indexed Bonds   If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Interest Rate   With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase an Underlying Fund’s exposure to risks associated with rising interest rates.

Liquidity   If a security is illiquid, an Underlying Fund might be unable to sell the security at a time when the manager might wish to sell, and the security could have the effect of decreasing the overall level of an Underlying Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount an Underlying Fund could realize upon disposition. An Underlying Fund may make investments that become less liquid in response

36	ING Solution 2040 Portfolio

to market developments or adverse investor perception. An Underlying Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to an Underlying Fund.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which the Underlying Funds invest. Rather, the market could favor securities to which the Underlying Funds are not exposed or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Underlying Funds costs and impair the ability of the Underlying Funds to achieve its investment objectives.

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio or an Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio and a proportionate share of the expenses of each Underlying Fund.

Real Estate Companies and Real Estate Investment Trusts (“REITs”)   Investing in real estate companies and REITs may subject an Underlying Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.

Sovereign Debt   These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the Portfolio’s Class T shares’ performance for the first full calendar year of operations, and the table compares the Portfolio’s Class T shares’ performance to the performance of a broad-based securities market index/indices for the same period. The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio’s past performance is no guarantee of future results.

Calendar Year Total Returns
(as of December 31)

Best quarter: 1st, 2012, 12.39% and Worst quarter: 2nd, 2012, (4.92)%

ING Solution 2040 Portfolio	37

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs (or since inception)	10 Yrs	Inception Date
Class T	%	14.56	22.41	N/A	10/03/11
S&P Target Date 2040 Index[1]	%	14.98	22.84	N/A	—

1	The index returns do not reflect deductions for fees, expenses, or taxes.

PORTFOLIO MANAGEMENT

Investment Adviser	Sub-Adviser
Directed Services LLC	ING Investment Management Co. LLC

Portfolio Managers
Heather Hackett, CFA	Halvard Kvaale,CIMA
Portfolio Manager (since 09/11)	Portfolio Manager (since 08/12)
Paul Zemsky, CFA
Portfolio Manager (since 09/11)

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

38	ING Solution 2040 Portfolio

ING Solution 2045 Portfolio

INVESTMENT OBJECTIVE

Until the day prior to its Target Date (defined below), the Portfolio seeks to provide total return consistent with an asset allocation targeted at retirement in approximately 2045. On the Target Date, the Portfolio’s investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

FEES AND EXPENSES OF THE PORTFOLIO

The tables describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The tables do not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

On March 18, 2013, shareholders of the Portfolio were sent a proxy statement, which asked shareholders to approve a new fee structure (the “Amended Fee Structure”), which would modify the fees payable to the Adviser. Under the proposed Amended Fee Structure, the current Management Fee rate would continue to be charged with respect to assets invested in underlying funds in the ING Fund Complex (“Underlying Funds”), but a higher Management Fee rate would be charged on assets invested in other types of securities.

If the Amended Fee Structure is approved by shareholders, the fees you would pay if you buy and hold shares of the Portfolio will change. The current fee structure is reflected in Fee Table A below. The Amended Fee Structure is reflected below in Fee Table B. Similarly, if the Amended Fee Structure is approved, the expenses you pay as a shareholder of the Portfolio may change. An example intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds is also included below. Expense Example Table A shows an example based on the current fee structure. Expense Example Table B shows an example based on the Amended Fee Structure.

There is no guarantee that shareholders will approve the Amended Fee Structure, in which case the Portfolio will continue to operate under the current fee structure. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Portfolio’s website at www.INGFunds.com/vp/literature.

Fee Table A - Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class	T
Management Fee	0.10%
Distribution and/or Shareholder Services (12b-1) Fees	0.75%
Administrative Services Fee	0.10%
Other Expenses	0.03%
Acquired Fund Fees and Expenses	0.77%
Total Annual Portfolio Operating Expenses[2]	1.75%
Waivers and Reimbursements[3]	(0.16)%
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	1.59%

1	The expense ratio has been adjusted to reflect current fees.

2	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

3	The adviser is contractually obligated to limit expenses to 0.82% of Class T shares through May 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years. The distributor is contractually obligated to waive 0.05% of the distribution fee through May 1, 2014. There is no guarantee that the distribution fee waiver will continue after May 1, 2014. The distribution fee waiver will only renew if the distributor elects to renew it.

Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Example Table A

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
T	$162	536	934	2,049

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.

Fee Table B - Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class	T
Management Fee[2]	0.14%
Distribution and/or Shareholder Services (12b-1) Fees	0.75%
Administrative Services Fee	0.10%
Other Expenses	0.03%
Acquired Fund Fees and Expenses	0.77%

ING Solution 2045 Portfolio	39

Class	T
Total Annual Portfolio Operating Expenses[3]	1.79%
Waivers and Reimbursements[4]	(0.20)%
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	1.59%

1	The expense ratio has been adjusted to reflect current contractual rates.

2	Pending shareholder approval, the Portfolio’s Management Fee structure was changed to a “bifurcated fee” structure as follows: an annual rate of 0.10% of the Portfolio’s average daily net assets invested in Underlying Funds within the ING Funds complex, and 0.30% of the Portfolio’s average daily net assets invested in direct investments, which include, but are not limited to, exchange-traded funds, securities issued by non-investment company issuers, such as operating companies, and derivative instruments. The Management Fee reflected in the table is calculated based on an estimated investment of 20% of the Portfolio’s assets in direct investments.

3	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

4	The adviser is contractually obligated to limit expenses to 1.59% of Class T shares through at least May 1, 2018; the obligation does not extend to interest, taxes, brokerage commissions, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years. The distributor is contractually obligated to waive 0.05% of the distribution fee through May 1, 2014. There is no guarantee that the distribution fee waiver will continue after May 1, 2014. The distribution fee waiver will only renew if the distributor elects to renew it.

Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Example Table B

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
T	$162	502	866	2,012

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-, three-, and five-year periods and the first five years of the ten-year period.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Example, affect the Portfolio’s performance.

During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 50% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests in a combination of Underlying Funds, which are actively managed funds or passively managed funds (index funds), that invest in U.S. stocks, international stocks, U.S. bonds, and other debt instruments and the Portfolio uses an asset allocation strategy designed for investors expecting to retire around the year 2045. The Portfolio’s current approximate target investment allocations (expressed as a percentage of its net assets) among the Underlying Funds are as follows: 95% in equity securities; and 5% in debt instruments. As these are Target Allocations, the actual allocations of the Portfolio’s assets may deviate from the percentages shown.

The Target Allocations are measured with reference to the primary investment strategies of the Underlying Funds; actual exposure to equity securities and debt instruments will vary from the Target Allocations if an Underlying Fund is not substantially invested in accordance with its primary investment strategy. The Portfolio may periodically deviate from the Target Allocations based on an assessment of the current market conditions or other factors. Generally, the deviations fall within the range of +/- 10% relative to the current Target Allocations. The Portfolio may, in light of market conditions or other factors, deviate by a wider margin in order to protect the Portfolio, achieve its investment objective, or to take advantage of particular opportunities.

The Underlying Funds provide exposure to a wide range of traditional asset classes which include stocks, bonds, and cash and non-traditional asset classes (also known as alternative strategies) which include, but are not limited to, real estate, commodities, and floating rate loans.

Equity securities in which the Underlying Funds invest include, but are not limited to, domestic and international large-, mid-, and small-capitalization stocks (may be growth oriented, value oriented, or a blend); emerging market securities; domestic and international real estate stocks, including real estate investment trusts; and natural resource/commodity securities.

Debt instruments in which the Underlying Funds invest include, but are not limited to, domestic and international intermediate, long-term and short-term bonds; high-yield bonds commonly referred to as “junk bonds;” floating rate loans; and Treasury inflation protected securities.

The Portfolio may also invest in derivatives, including futures, and swaps (including interest rate swaps, total return swaps, and credit default swaps), to make tactical asset allocations, to seek to minimize risk, and to assist in managing cash.

The Portfolio may invest up to 20% of its total assets in exchange-traded funds.

The Portfolio may also allocate in the future to the following asset class: emerging markets debt instruments. There can be no assurance that this allocation will occur.

The Portfolio is designed primarily for long-term investors in tax-advantaged accounts. The Portfolio is structured and managed around a specific target retirement or financial goal date 2045 (“Target Date”). The Target Date is the approximate year that

40	ING Solution 2045 Portfolio

an investor in the Portfolio would plan to make withdrawals from the Portfolio for retirement or other financial goals. The chart below shows the glide path and illustrates how the equity securities and debt instruments allocations will change over time. Generally, the Portfolio’s glide path will transition to the target asset allocations illustrated below on an annual basis and become more conservative as the Portfolio approaches the Target Date. As the Portfolio approaches its Target Date in 2045, the Portfolio’s Target Allocation is anticipated to be the same as that of ING Solution Income Portfolio, which is equal to approximately 35% equity securities and 65% debt instruments.

As the Portfolio’s Target Allocation migrates toward that of ING Solution Income Portfolio by the Target Date, it is anticipated that the Portfolio would be merged with and into the ING Solution Income Portfolio. The ING Solution Income Portfolio is for those investors who are retired, nearing retirement or in need of making withdrawals from their portfolio soon.

In summary, the Portfolio is designed for an investor who plans to withdraw the value of the investor’s investments in the Portfolio gradually on or after the Target Date. The mix of investments in the Portfolio’s Target Allocation will change over time and seek to reduce investment risk as the Portfolio approaches its Target Date.

The Portfolio will be rebalanced periodically to return to the Target Allocation. The Target Allocation may be changed at any time by the Sub-Adviser.

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio, even near, at, or after the Target Date. There is no guarantee that the Portfolio will provide adequate income at and through your retirement or for any of your financial goals. The value of your investment in the Portfolio changes with the values of the Underlying Funds and their investments. Any of the following risks, among others, could affect the Portfolio’s or an Underlying Fund’s performance or cause the Portfolio or an Underlying Fund to lose money or to underperform market averages of other funds.

Asset Allocation   Assets will be allocated among Underlying Funds and markets based on judgments by the Adviser. There is a risk that the Portfolio may allocate assets to an Underlying Fund or asset class that underperforms other funds or asset classes.

Call   During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, an Underlying Fund would experience a decline in income.

Commodities   The operations and financial performance of companies in natural resources industries may be directly affected by commodity prices. This risk is exacerbated for those natural resources companies that own the underlying commodity.

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Credit   Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Credit Default Swaps   The Portfolio or an Underlying Fund may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the Portfolio or an Underlying Fund pays a fee to protect against the risk that a security held by the Portfolio or the Underlying Fund will default. As a seller of the swap, the Portfolio or an Underlying Fund receives payment(s) in return for its obligation to pay the counterparty the full national value of the security in the event of a default of the security issuer. As a seller of a swap, the Portfolio or an Underlying Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio or an Underlying Fund would be subject to investment exposure on the notional value of the swap. Credit default swaps are largely unregulated and susceptible to liquidity, credit, and counterparty risks.

Currency   To the extent that an Underlying Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio or an Underlying Fund and reduce its returns. Derivatives may not perform as expected, so the Portfolio or an Underlying Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio or an Underlying Fund to the risk of improper valuation.

ING Solution 2045 Portfolio	41

Floating Rate Loans   The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans and many floating rate loans are subject to restrictions on resale.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Underlying Funds experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Foreign investment risks may be greater in developing and emerging markets than in developed markets. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

High-Yield Securities   Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Index Strategy   The index selected may underperform the overall market and an Underlying Fund might fail to track its target index. The correlation between an Underlying Fund and index performance may be affected by the Underlying Fund’s expenses and the timing of purchases and redemptions of the Underlying Fund’s shares. An Underlying Fund’s actual holdings might not match the Index and the Underlying Fund’s effective exposure to index securities at any given time may not equal 100%.

Inflation-Indexed Bonds   If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Interest Rate   With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase an Underlying Fund’s exposure to risks associated with rising interest rates.

Liquidity   If a security is illiquid, an Underlying Fund might be unable to sell the security at a time when the manager might wish to sell, and the security could have the effect of decreasing the overall level of an Underlying Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount an Underlying Fund could realize upon disposition. An Underlying Fund may make investments that become less liquid in response to market developments or adverse investor perception. An Underlying Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to an Underlying Fund.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which the Underlying Funds invest. Rather, the market could favor securities to which the Underlying Funds are not exposed or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Underlying Funds costs and impair the ability of the Underlying Funds to achieve its investment objectives.

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio or an Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio and a proportionate share of the expenses of each Underlying Fund.

42	ING Solution 2045 Portfolio

Real Estate Companies and Real Estate Investment Trusts (“REITs”)   Investing in real estate companies and REITs may subject an Underlying Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.

Sovereign Debt   These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio’s Class T shares’ performance from year to year, and the table compares the Portfolio’s Class T shares’ performance to the performance of a broad-based securities market index/indices for the same period. The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio’s past performance is no guarantee of future results.

Calendar Year Total Returns
(as of December 31 of each year)

Best quarter: 2nd, 2009, 19.31% and Worst quarter: 4th, 2008, (23.12)%

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs	10 Yrs (or since inception)	Inception Date
Class T	%	14.98	(0.75)	2.60	08/31/05
S&P Target Date 2045 Index[1]	%	15.43	1.46	4.56[2]	—
Russell 3000® Index[1]	%	16.42	2.04	4.55[2]	—
MSCI EAFE® Index[3]	%	17.32	(3.69)	3.26[2]	—
BCAB Index[1]	%	4.21	5.95	5.52[2]	—

1	The index returns do not reflect deductions for fees, expenses, or taxes.

2	Reflects index performance since the date closest to the Class’ inception for which data is available.

3	The index returns include the reinvestment of dividends and distributions net of withholding taxes, but do not reflect fees, brokerage commissions, or other expenses.

PORTFOLIO MANAGEMENT

On March 18, 2013, shareholders of the Portfolio were sent a proxy statement, which asked shareholders to approve the appointment of ING Investment Management Co., LLC as the Sub-Adviser to the Portfolio. If shareholders approve this proposal, ING Investment Management Co., LLC will become the Sub-Adviser to the Portfolio; however, the individuals listed as members of the Investment Committee will continue to be responsible for the day-to-day management of the Portfolio. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Portfolio’s website at www.INGFunds.com/vp/literature.

Investment Adviser
Directed Services LLC

Investment Committee
Heather Hackett, CFA	Halvard Kvaale, CIMA
Committee Member (since 08/09)	Committee Member (since 08/12)
Paul Zemsky, CFA
Committee Member (since 12/07)

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment

ING Solution 2045 Portfolio	43

companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

44	ING Solution 2045 Portfolio

ING Solution 2050 Portfolio

INVESTMENT OBJECTIVE

Until the day prior to its Target Date (defined below), the Portfolio seeks to provide total return consistent with an asset allocation targeted at retirement in approximately 2050. On the Target Date, the Portfolio’s investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

FEES AND EXPENSES OF THE PORTFOLIO

The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class	T
Management Fee[2]	0.14%
Distribution and/or Shareholder Services (12b-1) Fees	0.75%
Administrative Services Fee	0.10%
Other Expenses	41.09%
Acquired Fund Fees and Expenses	0.76%
Total Annual Portfolio Operating Expenses[3]	42.84%
Waivers and Reimbursements[4]	(41.25)%
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	1.59%

1	The expense ratio has been adjusted to reflect current contractual rates.

2	Effective April 30, 2013, the Portfolio’s Management Fee structure was changed to a “bifurcated fee” structure as follows: an annual rate of 0.10% of the Portfolio’s average daily net assets invested in Underlying Funds within the ING Funds complex, and 0.30% of the Portfolio’s average daily net assets invested in direct investments, which include, but are not limited to, exchange-traded funds, securities issued by non-investment company issuers, such as operating companies, and derivative instruments. The Management Fee reflected in the table is calculated based on an estimated investment of 20% of the Portfolio’s assets in direct investments.

3	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

4	The adviser is contractually obligated to limit expenses to 1.59% of Class T shares through at least May 1, 2018; the obligation does not extend to interest, taxes, brokerage commissions, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years. The distributor is contractually obligated to waive 0.05% of the distribution fee through May 1, 2014. There is no guarantee that the distribution fee waiver will continue after May 1, 2014. The distribution fee waiver will only renew if the distributor elects to renew it.

Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
T	$162	502	866	10,713

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-, three-, and five-year periods and the first five years of the ten-year period.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Example, affect the Portfolio’s performance.

During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 59% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests in a combination of Underlying Funds, which are actively managed funds or passively managed funds (index funds), that invest in U.S. stocks, international stocks, U.S. bonds, and other debt instruments and the Portfolio uses an asset allocation strategy designed for investors expecting to retire around the year 2050. The Portfolio’s current approximate target investment allocations (expressed as a percentage of its net assets) among the Underlying Funds are as follows: 95% in equity securities; and 5% in debt instruments. As these are Target Allocations, the actual allocations of the Portfolio’s assets may deviate from the percentages shown.

The Target Allocations are measured with reference to the primary investment strategies of the Underlying Funds; actual exposure to equity securities and debt instruments will vary from the Target Allocations if an Underlying Fund is not substantially invested in accordance with its primary investment strategy. The Portfolio may periodically deviate from the Target Allocations based on an assessment of the current market conditions or other factors. Generally, the deviations fall within the range of +/- 10% relative to the current Target Allocations. The sub-adviser (“Sub-Adviser”)

ING Solution 2050 Portfolio	45

may determine, in light of market conditions or other factors, to deviate by a wider margin in order to protect the Portfolio, achieve its investment objective, or to take advantage of particular opportunities.

The Underlying Funds provide exposure to a wide range of traditional asset classes which include stocks, bonds, and cash and non-traditional asset classes (also known as alternative strategies) which include, but are not limited to, real estate, commodities, and floating rate loans.

Equity securities in which the Underlying Funds invest include, but are not limited to, domestic and international large-, mid-, and small-capitalization stocks (may be growth oriented, value oriented, or a blend); emerging market securities; domestic and international real estate stocks, including real estate investment trusts; and natural resource/commodity securities.

Debt instruments in which the Underlying Funds invest include, but are not limited to, domestic and international intermediate, long-term and short-term bonds; high-yield bonds commonly referred to as “junk bonds;” floating rate loans; and Treasury inflation protected securities.

The Portfolio may also invest in derivatives, including futures, and swaps (including interest rate swaps, total return swaps, and credit default swaps), to make tactical asset allocations, to seek to minimize risk, and to assist in managing cash.

The Portfolio may invest up to 20% of its total assets in exchange-traded funds.

The Portfolio may also allocate in the future to the following asset class: emerging markets debt instruments. There can be no assurance that this allocation will occur.

The Portfolio is designed primarily for long-term investors in tax-advantaged accounts. The Portfolio is structured and managed around a specific target retirement or financial goal date 2050 (“Target Date”). The Target Date is the approximate year that an investor in the Portfolio would plan to make withdrawals from the Portfolio for retirement or other financial goals. The chart below shows the glide path and illustrates how the equity securities and debt instruments allocations will change over time. Generally, the Portfolio’s glide path will transition to the target asset allocations illustrated below on an annual basis and become more conservative as the Portfolio approaches the Target Date. As the Portfolio approaches its Target Date in 2050, the Portfolio’s Target Allocation is anticipated to be the same as that of ING Solution Income Portfolio, which is equal to approximately 35% equity securities and 65% debt instruments.

As the Portfolio’s Target Allocation migrates toward that of ING Solution Income Portfolio by the Target Date, it is anticipated that the Portfolio would be merged with and into the ING Solution Income Portfolio. The ING Solution Income Portfolio is for those investors who are retired, nearing retirement or in need of making withdrawals from their portfolio soon.

In summary, the Portfolio is designed for an investor who plans to withdraw the value of the investor’s investments in the Portfolio gradually on or after the Target Date. The mix of investments in the Portfolio’s Target Allocation will change over time and seek to reduce investment risk as the Portfolio approaches its Target Date.

The Portfolio will be rebalanced periodically to return to the Target Allocation. The Target Allocation may be changed at any time by the Sub-Adviser.

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio, even near, at, or after the Target Date. There is no guarantee that the Portfolio will provide adequate income at and through your retirement or for any of your financial goals. The value of your investment in the Portfolio changes with the values of the Underlying Funds and their investments. Any of the following risks, among others, could affect the Portfolio’s or an Underlying Fund’s performance or cause the Portfolio or an Underlying Fund to lose money or to underperform market averages of other funds.

Asset Allocation   Assets will be allocated among Underlying Funds and markets based on judgments by the Adviser. There is a risk that the Portfolio may allocate assets to an Underlying Fund or asset class that underperforms other funds or asset classes.

Call   During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, an Underlying Fund would experience a decline in income.

Commodities   The operations and financial performance of companies in natural resources industries may be directly affected by commodity prices. This risk is exacerbated for those natural resources companies that own the underlying commodity.

46	ING Solution 2050 Portfolio

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Credit   Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Credit Default Swaps   The Portfolio or an Underlying Fund may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the Portfolio or an Underlying Fund pays a fee to protect against the risk that a security held by the Portfolio or the Underlying Fund will default. As a seller of the swap, the Portfolio or an Underlying Fund receives payment(s) in return for its obligation to pay the counterparty the full national value of the security in the event of a default of the security issuer. As a seller of a swap, the Portfolio or an Underlying Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio or an Underlying Fund would be subject to investment exposure on the notional value of the swap. Credit default swaps are largely unregulated and susceptible to liquidity, credit, and counterparty risks.

Currency   To the extent that an Underlying Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio or an Underlying Fund and reduce its returns. Derivatives may not perform as expected, so the Portfolio or an Underlying Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio or an Underlying Fund to the risk of improper valuation.

Floating Rate Loans   The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans and many floating rate loans are subject to restrictions on resale.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Underlying Funds experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Foreign investment risks may be greater in developing and emerging markets than in developed markets. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

High-Yield Securities   Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Index Strategy   The index selected may underperform the overall market and an Underlying Fund might fail to track its target index. The correlation between an Underlying Fund and index performance may be affected by the Underlying Fund’s expenses and the timing of purchases and redemptions of the Underlying Fund’s shares. An Underlying Fund’s actual holdings might not match the Index and the Underlying Fund’s effective exposure to index securities at any given time may not equal 100%.

Inflation-Indexed Bonds   If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Interest Rate   With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase an Underlying Fund’s exposure to risks associated with rising interest rates.

Liquidity   If a security is illiquid, an Underlying Fund might be unable to sell the security at a time when the manager might wish to sell, and the security could have the effect of decreasing the overall level of an Underlying Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount an Underlying Fund could realize upon disposition. An Underlying Fund may make investments that become less liquid in response

ING Solution 2050 Portfolio	47

to market developments or adverse investor perception. An Underlying Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to an Underlying Fund.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which the Underlying Funds invest. Rather, the market could favor securities to which the Underlying Funds are not exposed or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Underlying Funds costs and impair the ability of the Underlying Funds to achieve its investment objectives.

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio or an Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio and a proportionate share of the expenses of each Underlying Fund.

Real Estate Companies and Real Estate Investment Trusts (“REITs”)   Investing in real estate companies and REITs may subject an Underlying Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.

Sovereign Debt   These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the Portfolio’s Class T shares’ performance for the first full calendar year of operations, and the table compares the Portfolio’s Class T shares’ performance to the performance of a broad-based securities market index/indices for the same period. The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio’s past performance is no guarantee of future results.

Calendar Year Total Returns
(as of December 31)

Best quarter: 1st, 2012, 12.48% and Worst quarter: 2nd, 2012, (5.15)%

48	ING Solution 2050 Portfolio

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs (or since inception)	10 Yrs	Inception Date
Class T	%	14.65	22.48	N/A	10/03/11
S&P Target Date 2045 Index[1]	%	15.43	23.50	N/A	—

1	The index returns do not reflect deductions for fees, expenses or taxes.

PORTFOLIO MANAGEMENT

Investment Adviser	Sub-Adviser
Directed Services LLC	ING Investment Management Co. LLC

Portfolio Managers
Heather Hackett, CFA	Halvard Kvaale,CIMA
Portfolio Manager (since 09/11)	Portfolio Manager (since 08/12)
Paul Zemsky, CFA
Portfolio Manager (since 09/11)

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

ING Solution 2050 Portfolio	49

ING Solution 2055 Portfolio

INVESTMENT OBJECTIVE

Until the day prior to its Target Date (defined below), the Portfolio seeks to provide total return consistent with an asset allocation targeted at retirement in approximately 2055. On the Target Date, the Portfolio’s investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

FEES AND EXPENSES OF THE PORTFOLIO

The tables describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The tables do not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

On March 18, 2013, shareholders of the Portfolio were sent a proxy statement, which asked shareholders to approve a new fee structure (the “Amended Fee Structure”), which would modify the fees payable to the Adviser. Under the proposed Amended Fee Structure, the current Management Fee rate would continue to be charged with respect to assets invested in underlying funds in the ING Fund Complex (“Underlying Funds”), but a higher Management Fee rate would be charged on assets invested in other types of securities.

If the Amended Fee Structure is approved by shareholders, the fees you would pay if you buy and hold shares of the Portfolio will change. The current fee structure is reflected in Fee Table A below. The Amended Fee Structure is reflected below in Fee Table B. Similarly, if the Amended Fee Structure is approved, the expenses you pay as a shareholder of the Portfolio may change. An example intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds is also included below. Expense Example Table A shows an example based on the current fee structure. Expense Example Table B shows an example based on the Amended Fee Structure.

There is no guarantee that shareholders will approve the Amended Fee Structure, in which case the Portfolio will continue to operate under the current fee structure. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Portfolio’s website at www.INGFunds.com/vp/literature.

Fee Table A - Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class	T
Management Fee	0.10%
Distribution and/or Shareholder Services (12b-1) Fees	0.75%
Administrative Services Fee	0.10%
Other Expenses	0.04%
Acquired Fund Fees and Expenses	0.77%
Total Annual Portfolio Operating Expenses[2]	1.76%
Waivers and Reimbursements[3]	(0.17)%
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	1.59%

1	The expense ratio has been adjusted to reflect current fees.

2	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

3	The adviser is contractually obligated to limit expenses to 0.82% of Class T shares through May 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and, extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years. The distributor is contractually obligated to waive 0.05% of the distribution fee through May 1, 2014. There is no guarantee that the distribution fee waiver will continue after May 1, 2014. The distribution fee waiver will only renew if the distributor elects to renew it.

Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Example Table A

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
T	$162	538	938	2,059

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.

Fee Table B - Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class	T
Management Fee[2]	0.14%
Distribution and/or Shareholder Services (12b-1) Fees	0.75%
Administrative Services Fee	0.10%
Other Expenses	0.04%
Acquired Fund Fees and Expenses	0.77%

50	ING Solution 2055 Portfolio

Class	T
Total Annual Portfolio Operating Expenses[3]	1.80%
Waivers and Reimbursements[4]	(0.21)%
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	1.59%

1	The expense ratio has been adjusted to reflect current contractual rates.

2	Pending shareholder approval, the Portfolio’s Management Fee structure was changed to a “bifurcated fee” structure as follows: an annual rate of 0.10% of the Portfolio’s average daily net assets invested in Underlying Funds within the ING Funds complex, and 0.30% of the Portfolio’s average daily net assets invested in direct investments, which include, but are not limited to, exchange-traded funds, securities issued by non-investment company issuers, such as operating companies, and derivative instruments. The Management Fee reflected in the table is calculated based on an estimated investment of 20% of the Portfolio’s assets in direct investments.

3	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

4	The adviser is contractually obligated to limit expenses to 1.59% of Class T shares through at least May 1, 2018; the obligation does not extend to interest, taxes, brokerage commissions, and, extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years. The distributor is contractually obligated to waive 0.05% of the distribution fee through May 1, 2014. There is no guarantee that the distribution fee waiver will continue after May 1, 2014. The distribution fee waiver will only renew if the distributor elects to renew it.

Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Example Table B

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
T	$162	502	866	2,018

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-, three-, and five-year periods and the first five years of the ten-year period.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Example, affect the Portfolio’s performance.

During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 55% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests in a combination of Underlying Funds, which are actively managed funds or passively managed funds (index funds), that invest in U.S. stocks, international stocks, U.S. bonds, and other debt instruments and the Portfolio uses an asset allocation strategy designed for investors expecting to retire around the year 2055. The Portfolio’s current approximate target investment allocations (expressed as a percentage of its net assets) among the Underlying Funds are as follows: 95% in equity securities; and 5% in debt instruments. As these are Target Allocations, the actual allocations of the Portfolio’s assets may deviate from the percentages shown.

The Target Allocations are measured with reference to the primary investment strategies of the Underlying Funds; actual exposure to equity securities and debt instruments will vary from the Target Allocations if an Underlying Fund is not substantially invested in accordance with its primary investment strategy. The Portfolio may periodically deviate from the Target Allocations based on an assessment of the current market conditions or other factors. Generally, the deviations fall within the range of +/- 10% relative to the current Target Allocations. The Portfolio may, in light of market conditions or other factors, deviate by a wider margin in order to protect the Portfolio, achieve its investment objective, or to take advantage of particular opportunities.

The Underlying Funds provide exposure to a wide range of traditional asset classes which include stocks, bonds, and cash and non-traditional asset classes (also known as alternative strategies) which include, but are not limited to, real estate, commodities, and floating rate loans.

Equity securities in which the Underlying Funds invest include, but are not limited to, domestic and international large-, mid-, and small-capitalization stocks (may be growth oriented, value oriented, or a blend); emerging market securities; domestic and international real estate stocks, including real estate investment trusts; and natural resource/commodity securities.

Debt instruments in which the Underlying Funds invest include, but are not limited to, domestic and international intermediate, long-term and short-term bonds; high-yield bonds commonly referred to as “junk bonds;” floating rate loans; and Treasury inflation protected securities.

The Portfolio may also invest in derivatives, including futures, and swaps (including interest rate swaps, total return swaps, and credit default swaps), to make tactical asset allocations, to seek to minimize risk, and to assist in managing cash.

The Portfolio may invest up to 20% of its total assets in exchange-traded funds.

The Portfolio may also allocate in the future to the following asset class: emerging markets debt instruments. There can be no assurance that this allocation will occur.

The Portfolio is designed primarily for long-term investors in tax-advantaged accounts. The Portfolio is structured and managed around a specific target retirement or financial goal date 2055 (“Target Date”). The Target Date is the approximate year that

ING Solution 2055 Portfolio	51

an investor in the Portfolio would plan to make withdrawals from the Portfolio for retirement or other financial goals. The chart below shows the glide path and illustrates how the equity securities and debt instruments allocations will change over time. Generally, the Portfolio’s glide path will transition to the target asset allocations illustrated below on an annual basis and become more conservative as the Portfolio approaches the Target Date. As the Portfolio approaches its Target Date in 2055, the Portfolio’s Target Allocation is anticipated to be the same as that of ING Solution Income Portfolio, which is equal to approximately 35% equity securities and 65% debt instruments.

As the Portfolio’s Target Allocation migrates toward that of ING Solution Income Portfolio by the Target Date, it is anticipated that the Portfolio would be merged with and into the ING Solution Income Portfolio. The ING Solution Income Portfolio is for those investors who are retired, nearing retirement or in need of making withdrawals from their portfolio soon.

In summary, the Portfolio is designed for an investor who plans to withdraw the value of the investor’s investments in the Portfolio gradually on or after the Target Date. The mix of investments in the Portfolio’s Target Allocation will change over time and seek to reduce investment risk as the Portfolio approaches its Target Date.

The Portfolio will be rebalanced periodically to return to the Target Allocation. The Target Allocation may be changed at any time by the Sub-Adviser.

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio, even near, at, or after the Target Date. There is no guarantee that the Portfolio will provide adequate income at and through your retirement or for any of your financial goals. The value of your investment in the Portfolio changes with the values of the Underlying Funds and their investments. Any of the following risks, among others, could affect the Portfolio’s or an Underlying Fund’s performance or cause the Portfolio or an Underlying Fund to lose money or to underperform market averages of other funds.

Asset Allocation   Assets will be allocated among Underlying Funds and markets based on judgments by the Adviser. There is a risk that the Portfolio may allocate assets to an Underlying Fund or asset class that underperforms other funds or asset classes.

Call   During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, an Underlying Fund would experience a decline in income.

Commodities   The operations and financial performance of companies in natural resources industries may be directly affected by commodity prices. This risk is exacerbated for those natural resources companies that own the underlying commodity.

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Credit   Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Credit Default Swaps   The Portfolio or an Underlying Fund may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the Portfolio or an Underlying Fund pays a fee to protect against the risk that a security held by the Portfolio or the Underlying Fund will default. As a seller of the swap, the Portfolio or an Underlying Fund receives payment(s) in return for its obligation to pay the counterparty the full national value of the security in the event of a default of the security issuer. As a seller of a swap, the Portfolio or an Underlying Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio or an Underlying Fund would be subject to investment exposure on the notional value of the swap. Credit default swaps are largely unregulated and susceptible to liquidity, credit, and counterparty risks.

Currency   To the extent that an Underlying Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio or an Underlying Fund and reduce its returns. Derivatives may not perform as expected, so the Portfolio or an Underlying Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio or an Underlying Fund to the risk of improper valuation.

52	ING Solution 2055 Portfolio

Floating Rate Loans   The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans and many floating rate loans are subject to restrictions on resale.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Underlying Funds experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Foreign investment risks may be greater in developing and emerging markets than in developed markets. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

High-Yield Securities   Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Index Strategy   The index selected may underperform the overall market and an Underlying Fund might fail to track its target index. The correlation between an Underlying Fund and index performance may be affected by the Underlying Fund’s expenses and the timing of purchases and redemptions of the Underlying Fund’s shares. An Underlying Fund’s actual holdings might not match the Index and the Underlying Fund’s effective exposure to index securities at any given time may not equal 100%.

Inflation-Indexed Bonds   If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Interest Rate   With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase an Underlying Fund’s exposure to risks associated with rising interest rates.

Liquidity   If a security is illiquid, an Underlying Fund might be unable to sell the security at a time when the manager might wish to sell, and the security could have the effect of decreasing the overall level of an Underlying Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount an Underlying Fund could realize upon disposition. An Underlying Fund may make investments that become less liquid in response to market developments or adverse investor perception. An Underlying Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to an Underlying Fund.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which the Underlying Funds invest. Rather, the market could favor securities to which the Underlying Funds are not exposed or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Underlying Funds costs and impair the ability of the Underlying Funds to achieve its investment objectives.

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio or an Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio and a proportionate share of the expenses of each Underlying Fund.

ING Solution 2055 Portfolio	53

Real Estate Companies and Real Estate Investment Trusts (“REITs”)   Investing in real estate companies and REITs may subject an Underlying Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.

Sovereign Debt   These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio’s Class T shares’ performance from year to year, and the table compares the Portfolio’s Class T shares’ performance to the performance of a broad-based securities market index/indices for the same period. The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio’s past performance is no guarantee of future results.

Calendar Year Total Returns
(as of December 31 of each year)

Best quarter: 1st, 2012, 12.39% and Worst quarter: 3rd, 2011, (17.03)%

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs (or since inception)	10 Yrs	Inception Date
Class T	%	14.95	7.49	N/A	03/08/10
S&P Target Date 2045 Index[1]	%	15.43	10.26[2]	N/A	—

1	The index returns do not reflect deductions for fees, expenses or taxes.

2	Reflects index performance since the date closest to the Class’ inception for which data is available.

PORTFOLIO MANAGEMENT

On March 18, 2013, shareholders of the Portfolio were sent a proxy statement, which asked shareholders to approve the appointment of ING Investment Management Co., LLC as the Sub-Adviser to the Portfolio. If shareholders approve this proposal, ING Investment Management Co., LLC will become the Sub-Adviser to the Portfolio; however, the individuals listed as members of the Investment Committee will continue to be responsible for the day-to-day management of the Portfolio. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Portfolio’s website at www.INGFunds.com/vp/literature.

Investment Adviser
Directed Services LLC

Investment Committee
Heather Hackett, CFA	Halvard Kvaale, CIMA
Committee Member (since 03/10)	Committee Member (since 08/12)
Paul Zemsky, CFA
Committee Member (since 03/10)

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may

54	ING Solution 2055 Portfolio

apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

ING Solution 2055 Portfolio	55

KEY PORTFOLIO INFORMATION

This Prospectus contains information about the Portfolios and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.

The Portfolios’ Statement of Additional Information (“SAI”) is incorporated by reference into (legally made a part of) this Prospectus. It identifies investment restrictions, more detailed risk descriptions, a description of how the bond rating system works, and other information that may be helpful to you in your decision to invest. You may obtain a copy, without charge, from the Portfolios.

Other ING Funds may also be offered to the public that have similar names, investment objectives, and principal investment strategies as those of the Portfolios. You should be aware that a Portfolio is likely to differ from these other ING Funds in size and cash flow pattern. Accordingly, the performance of a Portfolio can be expected to vary from those of other ING Funds.

Each of the Portfolios is a series of ING Partners, Inc. (“Company”), a Maryland corporation. Each Portfolio is managed by Directed Services LLC (“DSL” or “Adviser”). ING Investment Management Co. LLC (“ING IM” or “Sub-Adviser”) is the Sub-Adviser to ING Solution 2020 Portfolio, ING Solution 2030 Portfolio, ING Solution 2040 Portfolio, and ING Solution 2050 Portfolio (the “Sub-Advised Portfolios”). ING IM serves as a consultant (“Consultant”) to ING Solution Income Portfolio, ING Solution 2015 Portfolio, ING Solution 2025 Portfolio, ING Solution 2035 Portfolio, ING Solution 2045 Portfolio, and ING Solution 2055 Portfolio (the “Consultant Portfolios”). On March 18, 2013, shareholders of the Consultant Portfolios were sent a proxy statement, which asked shareholders to approve the appointment of ING IM as the Sub-Adviser to the Consultant Portfolios. If shareholders approve this proposal, ING IM will become the Sub-Adviser to the Consultant Portfolios. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Consultant Portfolios’ website at www.INGFunds.com/vp/literature.

The Adviser and the Sub-Adviser/Consultant are indirect, wholly-owned subsidiaries of ING U.S., Inc. For more information about the Portfolios, the Adviser and the Sub-Adviser, please read “Management of the Portfolios” later in this Prospectus and the SAI.

The Portfolios’ shares are classified into up to five classes of shares, Adviser Class (“Class ADV”), Service Class (“Class S”), Initial Class (“Class I”), Service 2 Class (“Class S2”), and Class T shares. The classes of shares of each Portfolio are identical except for different expenses, certain related rights, and certain shareholder services. All share classes of each Portfolio have a common investment objective and investment portfolio. Only Class T shares are offered in this Prospectus. Class T shares are not subject to any sales loads.

Conflicts of Interest

In making decisions on the allocation of the assets of the Portfolios among the Underlying Funds, the Adviser is subject to several conflicts of interest because it, or an affiliate, may serve as the investment adviser to the Portfolios, and it or an affiliate serves as adviser, or may serve as sub-adviser to an Underlying Fund. These conflicts could arise because the Adviser or its affiliates earn higher net advisory fees (the advisory fee received less any sub-advisory fee paid and fee waivers or expense subsidies) on some of the Underlying Funds than others. For example, where the Underlying Funds have a sub-adviser that is affiliated with the Adviser, the entire advisory fee is retained by an ING company. Even where the net advisory fee is not higher for Underlying Funds sub-advised by an affiliate of the Adviser, the Adviser may have an incentive to prefer affiliated sub-advisers for other reasons, such as increasing assets under management or supporting new investment strategies, which in turn would lead to increased income to ING. Further, the Adviser may believe that redemption from an Underlying Fund will be harmful to that Underlying Fund, the Adviser, or an affiliate. Therefore, the Adviser may have incentives to allocate and reallocate in a fashion that would advance its own economic interests, the economic interests of an affiliate, or the interests of an Underlying Fund rather than a Portfolio.

The Adviser has informed the Company’s Board that its investment process may be influenced by an affiliated insurance company that issues financial products in which the Portfolios are offered as investment options. In certain of those products an affiliated insurance company may offer guaranteed lifetime income or death benefits. The Adviser’s investment decisions for the Portfolios, including its allocation decisions with respect to the Portfolios’ Underlying Funds, may benefit the affiliated insurance company issuing such benefits. For example, selecting and allocating assets to Underlying Funds which invest primarily in fixed-income securities or in a more conservative or less volatile investment style, may reduce the regulatory capital requirements which the affiliated insurance company must satisfy to support its guarantees under its products, may help reduce the affiliated insurance company’s risk from the lifetime income or death benefits, or may make it easier for the insurance company to manage its risk through the use of various hedging techniques. The Adviser has developed

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KEY PORTFOLIO INFORMATION  (continued) an investment process using an allocation committee which seeks to ensure that the Portfolios are managed in the best interest of their shareholders. Further, the Adviser has adopted various policies and procedures that are intended to identify, monitor, and address actual or potential conflicts of interest. Nonetheless, investors bear the risk that the Adviser’s allocation decisions may be affected by its conflicts of interest.

Fundamental Policies

Fundamental investment policies contained in the SAI may not be changed without shareholder approval. The Board of Directors (“Board”) and/or the Adviser may change any other policies and investment strategies.

Portfolio Diversification

Each Portfolio is diversified, as such term is defined in the Investment Company Act of 1940 (“1940 Act”).

Investor Diversification

Although an investor may achieve the same level of diversification by investing directly in a variety of the Underlying Funds, the Portfolios provide investors with a means to simplify their investment decisions by investing in a single diversified portfolio. For more information about the Underlying Funds, please see “Key Information About the Underlying Funds” later in this Prospectus.

Although the Portfolios are designed to serve as a component of a diversified investment portfolio of securities, no single mutual fund can provide an appropriate investment program for all investors. You should evaluate the Portfolios in the context of your personal financial situation, investment objectives and other investments.

Combination with ING Solution Income Portfolio

When ING Solution 2015 Portfolio, ING Solution 2020 Portfolio, ING Solution 2025 Portfolio, ING Solution 2030 Portfolio, ING Solution 2035 Portfolio, ING Solution 2040 Portfolio, ING Solution 2045 Portfolio, ING Solution 2050 Portfolio and ING Solution 2055 Portfolio reach their respective Target Dates, they may be combined with ING Solution Income Portfolio, without a vote of shareholders if the Company’s Board determines that combining such Portfolio with ING Solution Income Portfolio would be in the best interests of the Portfolio and its shareholders. Prior to any combination (which likely would take the form of a re-organization and may occur on or after each Portfolio’s Target Date), a Portfolio will notify shareholders of such Portfolio of the combination and any tax consequences. If, and when, such a combination occurs, shareholders of a Portfolio will become shareholders of ING Solution Income Portfolio.

Temporary Defensive Strategies

When the Adviser or sub-adviser (if applicable) to a Portfolio anticipates unusual market or other conditions, the Portfolio may temporarily depart from its principal investment strategies as a defensive measure. In such circumstances, that Portfolio may invest in securities believed to present less risk, such as cash, cash equivalents, money market fund shares and other money market instruments, debt securities that are high quality or higher quality than normal, more liquid securities, or others. While a Portfolio invests defensively, it may not achieve its investment objective. A Portfolio’s defensive investment position may not be effective in protecting its value. It is impossible to predict accurately how long such alternative strategies may be utilized. The types of defensive positions in which a Portfolio may engage are identified and discussed in the SAI.

Percentage and Rating Limitations

The percentage and rating limitations on Portfolio investments listed in this Prospectus apply at the time of investment.

Investment Not Guaranteed

Please note your investment is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

Shareholder Reports

Each Portfolio’s fiscal year ends December 31. Each Portfolio will send financial statements to its shareholders at least semi-annually. An annual shareholder report containing financial statements audited by an independent registered public accounting firm will be sent to shareholders every year.

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Additional Information About the Investment Objectives

Each Portfolio’s investment objective is non-fundamental and may be changed by a vote of the Portfolio’s Board, without shareholder approval. A Portfolio will provide 60 days’ prior written notice of any change in a non-fundamental investment objective. There is no guarantee the Portfolios will achieve their respective investment objectives.

Additional Information About Principal Investment Strategies

The Portfolios invest in a combination of Underlying Funds that, in turn, invest directly in a wide range of U.S. and international stocks, U.S. bonds and other debt instruments; and uses asset allocation strategies to determine how much to invest in each Underlying Fund. The Portfolios are designed to meet the needs of investors who wish to seek exposure to various types of securities through a single diversified investment. For a complete description of each Portfolio’s principal investment strategies, please see the Portfolio’s summary prospectus or the summary section of this Prospectus.

Asset Allocation Process

On March 18, 2013, shareholders of those Portfolios identified as the “Consultant Portfolios” in the section of the Prospectus entitled “Key Portfolio Information,” were sent a proxy statement, which asked shareholders to approve the appointment of ING Investment Management Co., LLC as the Sub-Adviser to the Consultant Portfolios. If shareholders approve this proposal, ING Investment Management Co., LLC will become the Sub-Adviser to the Consultant Portfolios; however, the individuals listed as members of the Investment Committee will continue to be responsible for the day-to-day management of the Portfolio. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Consultant Portfolio’s website at www.INGFunds.com/vp/literature.

The Adviser and Sub-Adviser/Consultant have designed the Portfolios which were constructed and are managed using an asset allocation process to determine each Portfolio’s investment mix. This asset allocation process can be described as follows:

In the first stage, the mix of asset classes ( i.e .., stocks and fixed-income securities of various types) that the Sub-Adviser/Consultant believes is likely to produce the optimal return for each Portfolio is estimated. These estimates are made with reference to an investment model that incorporates historical and expected returns, standard deviations and correlation coefficients of various asset classes as well as other financial variables. The mix of asset classes arrived at for each Portfolio is called the “Target Allocation.” The Sub-Adviser/Consultant will review the Target Allocations at least annually regarding proposed changes. The Sub-Adviser/Consultant will also make tactical allocations to overweight certain asset classes and styles, while underweighting other asset classes. These tactical allocations are intended to be in response to changing market conditions, and to enable the Sub-Adviser/Consultant to shift to those asset classes that are expected to outperform under certain market conditions.

For the Consultant Portfolios, the Adviser has set up a team of professionals to consider and review the recommendations of the Consultant, and will retain discretion over implementation of the Consultant’s recommendations, as necessary.

In the second stage, the Sub-Adviser/Consultant determines the Underlying Funds in which the Portfolios invest to attain their Target Allocations. In choosing an Underlying Fund, the Sub-Adviser/Consultant considers, among other factors, the degree to which the Underlying Fund’s holdings or other characteristics correspond to the desired Target Allocation. The Sub-Adviser/Consultant, at any time, may change the Underlying Funds in which the Portfolios invest, may add or drop Underlying Funds, and may determine to make tactical changes in the Portfolios’ Target Allocations depending on market conditions. The Sub-Adviser/Consultant determines the Target Allocations and the selection of Underlying Funds.

Periodically, based upon a variety of quantitative and qualitative factors, the Sub-Adviser/Consultant uses economic and statistical methods to determine the optimal Target Allocations and ranges for the Portfolios, the resulting allocations to the Underlying Funds, and whether any Underlying Funds should be added or removed from the mix.

The factors considered may include the following: (i) the investment objective of each Portfolio and each of the Underlying Funds; (ii) economic and market forecasts; (iii) proprietary and third-party reports and analysis; (iv) the risk/return characteristics, relative performance, and volatility of Underlying Funds; and (v) the correlation and covariance among Underlying Funds.

As market prices of the Underlying Funds’ portfolio securities change, each Portfolio’s actual allocations will vary somewhat from its respective Target Allocation, although the percentages generally will remain within an acceptable range of the Target Allocations percentages, as determined by the Sub-Adviser/Consultant. If changes are made as described above,

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MORE INFORMATION ABOUT THE PORTFOLIOS  (continued) those changes will be reflected in the Prospectus. However, it may take some time to fully implement the changes. The Sub-Adviser/Consultant will implement the changes over a reasonable period of time while seeking to minimize disruptive effects and added costs to the Portfolios and the Underlying Funds.

The Sub-Adviser/Consultant intends to rebalance the Portfolios on at least a quarterly basis, but may rebalance more or less frequently as deemed appropriate, to attain the Target Allocations for the Portfolios. These allocations, however, are targets, and each Portfolio’s allocations could change substantially as the Underlying Funds’ asset values change due to market movements and portfolio manager decisions. On an ongoing basis, the actual mix of assets and included strategies for each Portfolio may deviate from the Target Allocation percentages. If the Sub-Adviser/Consultant believes it is in the best interests of a Portfolio and its shareholders, to deviate from the Portfolio’s Target Allocation, it may rebalance more frequently than quarterly, limit the degree of rebalancing or avoid rebalancing altogether. The Target Allocations may be changed at any time by the Sub-Adviser/Consultant.

The Sub-Adviser/Consultant will have sole authority over the asset allocations, investments in particular Underlying Funds (including any Underlying Funds organized in the future) and the Target Allocations for the Portfolios, including determining the transition pattern of the Portfolios in a timely but reasonable manner based upon market conditions at the time of allocation changes. The pre-defined mixes will be reviewed at least annually and analyzed for consistency with current market conditions and industry trends.

With the exception of ING Solution Income Portfolio, each Portfolio is structured and managed around a specific target retirement or financial goal date (“Target Date”) as follows: 2055, 2050, 2045, 2040, 2035, 2030, 2025, 2020, and 2015. For example investors looking to retire in or near the year 2055 would likely choose the ING Solution 2055 Portfolio and the mix of this Portfolio would migrate toward that of the ING Solution 2050 Portfolio in approximately 5 years time, the ING Solution 2045 Portfolio in approximately 10 years time, the ING Solution 2040 Portfolio in approximately 15 years time, the ING Solution 2035 Portfolio in approximately 20 years time, the ING Solution 2030 Portfolio in approximately 25 years time, the ING Solution 2025 Portfolio in approximately 30 years time, the ING Solution 2020 Portfolio in approximately 35 years time, the ING Solution 2015 Portfolio in approximately 40 years time and finally combine with the ING Solution Income Portfolio after about 45 years or about 2055. The ING Solution Income Portfolio is for those who are retired, nearing retirement or in need of drawing down income from their Portfolio soon.

With respect to the ING Solution 2055 Portfolio, ING Solution 2050 Portfolio, ING Solution 2045 Portfolio, ING Solution 2040 Portfolio, ING Solution 2035 Portfolio, ING Solution 2030 Portfolio, ING Solution 2025 Portfolio, ING Solution 2020 Portfolio, and ING Solution 2015 Portfolio, in summary, the mix of investments in the Target Allocations will change over time and seek to produce reduced investment risk and preserve capital as the Portfolio approaches its Target Date.

Asset Allocation is No Guarantee Against Loss

Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from the historical performance and the assumptions used to form the asset allocations for the Portfolios. Furthermore, the Sub-Adviser’s allocation of the Portfolios’ assets may not anticipate market trends successfully. For example, weighting Underlying Funds that invest in equity securities too heavily during a stock market decline may result in a failure to preserve capital. Conversely, investing too heavily in Underlying Funds that invest in debt instruments during a period of stock market appreciation may result in lower total return.

There is a risk that you could achieve better returns by investing in an Underlying Fund or other mutual funds representing a single asset class than in the Portfolios.

Assets will be allocated among funds and markets based on judgments made by the Sub-Adviser/Consultant. There is a risk that the Portfolios may allocate assets to an asset class or market that underperforms other funds. For example, a Portfolio may be underweighted in assets or a market that is experiencing significant returns or overweighted in assets or a market with significant declines.

Performance of the Underlying Funds Will Vary

The performance of the Portfolios depends upon the performance of the Underlying Funds, which are affected by changes in the economy and financial markets. The value of the Portfolios changes as the asset values of the Underlying Funds the Portfolios hold go up or down. The value of your shares will fluctuate and may be worth more or less than the original cost. The timing of your investment may also affect performance.

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MORE INFORMATION ABOUT THE PORTFOLIOS  (continued) Additional Information About the Portfolios’ and/or the Underlying Funds’ Risks

All mutual funds involve risk - some more than others - and there is always the chance that you could lose money or not earn as much as you hope. Each Portfolio’s risk profile is largely a factor of the principal securities in which the Underlying Funds invest and investment techniques that the Underlying Funds use.

Below is a discussion of the risks associated with certain of the types of securities in which the Portfolios and/or the Underlying Funds may invest and certain of the investment practices that the Portfolios and/or the Underlying Funds may use. For more information about these and other types of securities and investment techniques that may be used by the Portfolios and/or the Underlying Funds, see the SAI.

Many of the investment techniques and strategies discussed in this Prospectus and in the SAI are discretionary which means that the adviser or sub-adviser of the Portfolios and/or the Underlying Funds can decide whether to use them. The Portfolios and/or the Underlying Funds may invest in these securities or use these techniques as part of their principal investment strategies. However, the adviser or sub-adviser may also use these investment techniques or make investments in securities that are not a part of the Portfolios’ and/or the Underlying Funds’ principal investment strategies.

For more information about principal risks that apply only to the Underlying Funds, please see “Key Information About the Underlying Funds.”

Asset Allocation.  Assets will be allocated among Underlying Funds and markets based on judgments by the Adviser. There is a risk that a portfolio may allocate assets to an Underlying Fund or asset class that underperforms other funds or asset classes.

Call.  During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, an Underlying Fund would experience a decline in income.

Commodities.  The operations and financial performance of companies in natural resources industries may be directly affected by commodity prices. This risk is exacerbated for those natural resources companies that own the underlying commodity. Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand, the impact of interest rate and inflation on production and demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices, which may lead to a reduction in production or supply, may also negatively impact the performance of companies in natural resources industries that are solely involved in the transportation, processing, storing, distribution or marketing of commodities. Volatility of commodity prices may also make it more difficult for companies in natural resources industries to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices.

Company.  The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Credit.  Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Credit Default Swaps.  A portfolio or an Underlying Fund may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the portfolio or an Underlying Fund pays a fee to protect against the risk that a security held by the portfolio or the Underlying Fund will default. As a seller of the swap, a portfolio or an Underlying Fund receives payment(s) in return for its obligation to pay the counterparty the full national value of the security in the event of a default of the security issuer. As a seller of a swap, a portfolio or an Underlying Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a portfolio or an Underlying Fund would be subject to investment exposure on the notional value of the swap. Credit default swaps are largely unregulated and susceptible to liquidity, credit, and counterparty risks.

Currency.  To the extent that an Underlying Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time. Currency rates may be

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MORE INFORMATION ABOUT THE PORTFOLIOS  (continued) affected by changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad. As a result, an Underlying Fund’s investments in foreign currency or foreign currency-denominated securities may reduce the value of an Underlying Fund’s assets.

Derivative Instruments.  Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of a portfolio or an Underlying Fund and reduce its returns. Derivatives may not perform as expected, so a portfolio an Underlying Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose a portfolio an Underlying Fund to the risk of improper valuation. Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. The investment of a portfolio or an Underlying Fund’s assets required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a portfolio or an Underlying Fund; therefore, the purchase of certain derivatives may have an economic leveraging effect on a portfolio or an Underlying Fund; thus exaggerating any increase or decrease in the net asset value of a portfolio or an Underlying Fund. Investments in derivatives are generally negotiated over-the-counter with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability to perform its obligations and further that any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a portfolio or an Underlying Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or for prices that do not reflect current market value. A portfolio or an Underlying Fund’s adviser or sub-adviser might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains to a portfolio or an Underlying Fund.

Floating Rate Loans.  The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans and many floating rate loans are subject to restrictions on resale.

Foreign Investments/Developing and Emerging Markets.  To the extent an Underlying Fund invests in securities of issuers in markets outside the United States, its share price may be more volatile than if it invested in securities of issuers in the U.S. market due to, among other things, the following factors: comparatively unstable political, social and economic conditions, and limited or ineffectual judicial systems; comparatively small market sizes, making securities less liquid and securities prices more sensitive to the movements of large investors and more vulnerable to manipulation; governmental policies or actions, such as high taxes, restrictions on currency movements, replacement of currency, potential for default on sovereign debt, trade or diplomatic disputes, creation of monopolies, and the seizure of private property through confiscatory taxation and expropriation or nationalization of company assets; incomplete, outdated, or unreliable information about securities issuers due to less stringent market regulation and accounting standards; comparatively undeveloped markets and weak banking and financial systems; market inefficiencies, such as higher transaction costs, and administrative difficulties, such as delays in processing transactions; and fluctuations in foreign currency exchange rates, which could reduce gains or widen losses. In addition, foreign taxes could reduce the income available to distribute to shareholders, and special U.S. tax considerations could apply to foreign investments. Depositary receipts are subject to risks of foreign investments and might not always track the price of the underlying foreign security. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

Foreign investment risks typically are greater in developing and emerging markets than in developed markets, for such reasons as social or political unrest, heavy economic dependence on agriculture or exports (particularly commodities), undeveloped or overburdened infrastructures, vulnerability to natural disasters, significant and unpredictable government intervention in markets or the economy, currency devaluations, runaway inflation, environmental problems, and business practices that depart from norms for developed countries and less developed or liquid markets for securities generally.

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High-Yield Securities.  Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments. Investments in high-yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt instruments, but they also typically entail greater potential price volatility and principal and income risk. The prices of high-yield securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. High-yield securities structured as zero-coupon or pay-in-kind securities tend to be more volatile. The secondary market in which high-yield securities are traded is generally less liquid than the market for higher grade bonds. At times of less liquidity, it may be more difficult to value high-yield securities.

Index Strategy.  The index selected may underperform the overall market and an Underlying Fund might fail to track its target index. The correlation between an Underlying Fund and index performance may be affected by the Underlying Fund’s expenses and the timing of purchases and redemptions of the Underlying Fund’s shares. An Underlying Fund’s actual holdings might not match the Index and the Underlying Fund’s effective exposure to index securities at any given time may not equal 100%.

Inflation-Indexed Bonds.  If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Interest Rate.  With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase an Underlying Fund’s exposure to risks associated with rising interest rates.

Liquidity.  If a security is illiquid, an Underlying Fund might be unable to sell the security at a time when an Underlying Fund’s manager might wish to sell, and the security could have the effect of decreasing the overall level of an Underlying Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount an Underlying Fund could realize upon disposition. An Underlying Fund may make investments that become less liquid in response to market developments or adverse investor perception. An Underlying Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Underlying Fund.

Market.  Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which the Underlying Funds invest. Rather, the market could favor securities to which the Underlying Funds are not exposed or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Underlying Funds costs and impair the ability of the Underlying Funds to achieve its investment objectives.

Market Capitalization.  Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

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MORE INFORMATION ABOUT THE PORTFOLIOS  (continued)

Other Investment Companies.  The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because a portfolio or an Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of a portfolio and a proportionate share of the Underlying Fund.

Other investment companies include exchange-traded funds (“ETFs”) and Holding Company Depositary Receipts (“HOLDRs”), among others. ETFs are exchange-traded investment companies that are, in many cases, designed to provide investment results corresponding to an index. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Additional risks of investments in ETFs include: (i) the market price of an ETF’s shares may trade at a discount to its net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading may be halted if the listing exchanges’ officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value.

Real Estate Companies and Real Estate Investment Trusts (“REITs”).  Investing in real estate companies and REITs may subject the portfolio to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property. Some REITs may invest in a limited number of properties, in a narrow geographic area or in a single property type, which increases the risk that a portfolio could be unfavorably affected by the poor performance of a single investment or investment type. These companies are also sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. Borrowers could default on or sell investments the REIT holds, which could reduce the cash flow needed to make distributions to investors. In addition, REITs may also be affected by tax and regulatory requirements in that a REIT may not qualify for preferential tax treatments or exemptions. REITs require specialized management and pay management expenses.

Sovereign Debt.  These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

Additional Risks

The discussion below also includes risks that are not considered to be principal risks of a Portfolio, but are considered to be relevant to each Portfolio or an Underlying Fund (including risks arising from a Portfolio’s investments in Underlying Funds).

Counterparty.  The entity with which a portfolio or an Underlying Fund conducts portfolio-related business (such as trading or securities lending), or that underwrites, distributes or guarantees investments or agreements that the portfolio or the Underlying Fund owns or is otherwise exposed to, may refuse or may become unable to honor its obligations under the terms of a transaction or agreement. As a result, a portfolio or an Underlying Fund may sustain losses and be less likely to achieve its investment objective. These risks may be greater when engaging in over-the-counter transactions.

Duration.  One measure of risk for fixed-income securities is duration. Duration measures the sensitivity of a bond’s price to interest rate movements and is one of the tools used by a portfolio manager in selection of fixed-income securities. Historically, the maturity of a bond was also used as a proxy for the sensitivity of a bond’s price to changes in interest rates, otherwise known as a bond’s interest rate risk or volatility. According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of average life of a bond on a present value basis which was developed to incorporate a bond’s yield, coupons, final maturity and call features into one measure. As a point of reference, the duration of a noncallable 7% coupon bond with a remaining maturity of

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MORE INFORMATION ABOUT THE PORTFOLIOS  (continued) 5 years is approximately 4.5 years and the duration of a noncallable 7% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation. For example, the price of a bond with an average duration of 4.5 years would be expected to fall approximately 4.5% if interest rates rose by one percentage point. Conversely, the price of a bond with an average duration of 4.5 years would be expected to rise approximately 4.5% if interest rates drop by one percentage point.

Increase in Expenses.  Your actual cost of investing in a portfolio may be higher or lower than the expenses shown in the portfolio’s “Annual Portfolio Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if a portfolio’s Acquired Fund Fees and Expenses increase as a result of the decrease in the Underlying Funds’ assets. The Underlying Funds’ assets may decrease and Underlying Funds expense ratios increase for many reasons, including volatility in the Underlying Funds’ net asset value caused by volatility in the secondary markets for assets in which the Underlying Funds invests.

Manager.  A portfolio, and each Underlying Fund (except index funds), is subject to manager risk because it is an actively managed investment portfolio. The adviser, the sub-adviser, or each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for a portfolio or an Underlying Fund, but there can be no guarantee that these will produce the desired results.

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS

The Portfolios seek to meet their investment objectives by allocating their assets among the Underlying Funds. Because the Portfolios invest in the Underlying Funds, shareholders will be affected by the investment strategies of each Underlying Fund. Information is provided below as of the date of this Prospectus regarding each Underlying Fund, including its investment adviser, sub-adviser, investment objective, main investments and main risks. This information is intended to provide potential investors in the Portfolios with information that they may find useful in understanding the investment history and risks of the Underlying Funds.

You should note that the adviser or sub-adviser (if applicable) may or may not invest in each of the Underlying Funds listed. Further, over time, the Portfolios will alter their allocation of assets among the Underlying Funds and may add or remove Underlying Funds that are considered for investment. Therefore, it is not possible to predict the extent to which the Portfolios will be invested in each Underlying Fund at any one time. As a result, the degree to which the Portfolios may be subject to the risks of a particular Underlying Fund will depend on the extent to which the Portfolios have invested in the Underlying Fund.

Underlying Fund: ING American Century Small-Mid Cap Value Portfolio

Investment Adviser: Directed Services LLC

Sub-Adviser: American Century Investment Management, Inc.

Investment Objectives: Long-term capital growth, income is a secondary objective.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of small- and mid-capitalization companies. The sub-adviser defines small-capitalization companies to include those with a market capitalization no larger than that of the largest company in the Standard and Poor’s SmallCap 600 Index or the Russell 2000® Index and mid-capitalization companies to include those whose market capitalization at the time of purchase is within the capitalization range of the Russell 3000® Index, excluding the largest 100 such companies (in terms of market capitalization). The portfolio may invest up to 20% of its assets in companies outside these two capitalization ranges, measured at the time of purchase. The portfolio may invest in derivative instruments including, futures contracts. The portfolio may also invest in foreign securities, debt obligations of governments, and their agencies and other similar securities. Equity securities include common and preferred stocks, and equity-equivalent securities, such as debt securities and preferred stocks convertible into common stocks, and stocks or stock index futures contracts. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, convertible securities, credit, currency, derivative instruments, foreign investments, interest rate, liquidity, market, mid-capitalization company, other investment companies, securities lending, small-capitalization company, sovereign debt, and value investing.

Underlying Fund: ING Baron Growth Portfolio

Investment Adviser: Directed Services LLC

Sub-Adviser: BAMCO, Inc.

Investment Objective: Capital appreciation.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of small-sized growth companies with market capitalizations of under $2.5 billion as measured at the time of purchase. The portfolio may invest up to 20% in foreign securities, including American Depositary Receipts. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, currency, foreign investments, growth investing, liquidity, market, market capitalization, other investment companies, and securities lending.

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued)

Underlying Fund: ING BlackRock Inflation Protected Bond Portfolio

Investment Adviser: Directed Services LLC

Sub-Adviser: BlackRock Financial Management, Inc.

Investment Objective: Maximum real return, consistent with preservation of real capital and prudent investment management.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and U.S. and non-U.S. corporations and derivative instruments that have economic characteristics similar to inflation indexed bonds. Inflation-indexed bonds are debt instruments that are structured to provide protection against inflation. The portfolio may invest up to 20% of its assets in non-investment-grade bonds (high-yield or junk bonds) or debt securities of emerging market issuers. The portfolio may invest up to 20% of its assets in non-dollar denominated securities of non-U.S. issuers, and may invest, without limit, in U.S. dollar denominated securities of non-U.S. issuers. The portfolio is non-diversified which means it may invest a significant portion of its assets in a single issuer. The portfolio may also purchase: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, collateralized mortgage obligations, investment-grade corporate bonds, and asset-backed securities. Non-investment grade bonds acquired by the portfolio will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor’s Ratings Services or Ba or lower by Moody’s Investors Service, Inc.) or will be determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating. The portfolio may buy or sell options or futures, or enter into swaps (including credit default swaps), interest rate, or foreign currency transactions (collectively, commonly known as “derivatives”). The portfolio may also enter into reverse repurchase agreements or dollar rolls. The portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Call, credit, credit default swaps, currency, deflation, derivative instruments, foreign investments/developing and emerging markets, high-yield securities, inflation-indexed bonds, interest rate, issuer non-diversification, leverage, liquidity, mortgage- and/or asset-backed securities, other investment companies, prepayment and extension, securities lending, sovereign debt, and U.S. government securities and obligations.

Underlying Fund: ING BlackRock Large Cap Growth Portfolio

Investment Adviser: Directed Services LLC

Sub-Adviser: BlackRock Investment Management, LLC

Investment Objective: Long-term growth of capital.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of large-capitalization companies (those which, at the time of purchase, have a market capitalization equal to or greater than the top 80% of the companies that comprise the Russell 1000® Index). The portfolio may invest up to 10% of its total assets in foreign securities in the form of American Depositary Receipts. The portfolio may also invest in investment-grade convertible securities, preferred stocks, illiquid securities, and U.S. government debt securities of any maturity. The portfolio may purchase or sell securities on a when-issued or delayed delivery basis or through a forward commitment. The portfolio may invest in derivatives and short-term debt instruments, such as commercial paper. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.
Main Risks: Company, convertible securities, credit, derivative instruments, foreign investments, growth investing, interest rate, investment model, leverage, liquidity, market, other investment companies, securities lending, U.S. government securities and obligations, and when issued and delayed delivery securities and forward commitments.

Underlying Fund: ING Clarion Global Real Estate Portfolio

Investment Adviser: ING Investments, LLC

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued)

Sub-Adviser: CBRE Clarion Securities LLC

Investment Objective: High total return consisting of capital appreciation and current income.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in a portfolio of equity securities of companies that are principally engaged in the real estate industry. A company shall be considered to be “principally engaged” in the real estate industry if it: (i) derives at least 50% of its total revenue or earnings from owning, operating, developing, constructing, financing, managing and/or selling commercial, industrial, or residential real estate; or (ii) has at least 50% of its assets invested in real estate in a number of different countries located throughout the world, including the United States. The portfolio expects these investments to be in common stocks of large-, mid-, and small-sized companies, including real estate investment trusts. The portfolio may invest in companies located in countries with emerging securities markets. The portfolio may also invest in convertible securities, initial public offerings and Rule 144A securities. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, concentration, convertible securities, credit, currency, foreign investments/developing and emerging markets, initial public offerings, interest rate, liquidity, market, market capitalization, other investment companies, real estate companies and real estate investment trusts, and securities lending.

Underlying Fund: ING Clarion Real Estate Portfolio

Investment Adviser: Directed Services LLC

Sub-Adviser: CBRE Clarion Securities LLC

Investment Objective: Total return including capital appreciation and current income.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in common and preferred stocks of U.S. real estate investment trusts and real estate companies. A company shall be considered to be “principally engaged” in the real estate industry if it: (i) derives at least 50% of its total revenue or earnings from the owning, relating, developing, constructing, financing, managing, and/or selling commercial, industrial, or residential real estate; or (ii) has at least 50% of its assets invested in real estate. The portfolio may invest in companies of any market capitalization, although will generally not invest in companies with market capitalization of less than $100 million at the time of purchase. The portfolio may also invest in convertible securities, initial public offerings, and Rule 144A securities. The portfolio is non-diversified, which means it may invest a significant portion of its assets in a single issuer. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, concentration, convertible securities, credit, initial public offerings, interest rate, investment model, issuer non-diversification, liquidity, market, market capitalization, other investment companies, real estate companies and real estate investment trusts, and securities lending.

Underlying Fund: ING Columbia Contrarian Core Portfolio (formerly, ING Davis New York Venture Portfolio)

Investment Adviser: Directed Services LLC

Sub-Adviser: Columbia Management Investment Advisers, LLC

Investment Objective: Total return consisting of long-term capital appreciation and current income.

Main Investments: The portfolio invests at least 80% of its net assets in common stocks. In addition, under normal market conditions, the portfolio invests at least 80% of its net assets in equity securities of U.S. companies that have large market capitalizations (generally over $2 billion) that the sub-adviser believes are undervalued and have the potential for long-term growth and current income. The portfolio may also invest up to 20% of its net assets in foreign securities. The portfolio may invest directly in foreign securities or indirectly through depositary receipts. The portfolio may invest in derivatives such as futures, forward contracts, options and swap contracts, including credit default swaps. The portfolio

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued) may use derivative instruments for both hedging and non-hedging purposes, including, for example, to produce incremental earnings, to hedge existing positions, to provide a substitute for a position in an underlying asset, to increase or reduce market or credit exposure, or to increase flexibility. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, currency, derivative instruments, foreign investments, investment model, liquidity, market, market capitalization, other investment companies, and securities lending.

Underlying Fund: ING Columbia Small Cap Value II Portfolio

Investment Adviser: Directed Services LLC

Sub-Adviser: Columbia Management Investment Advisers, LLC

Investment Objective: Long-term growth of capital.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies that have market capitalizations in the range of the companies within the Russell 2000® Value Index at the time of purchase. The portfolio may invest up to 20% of its total assets in foreign securities and depositary receipts. The portfolio may also invest in real estate investment trusts. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may also invest in convertible securities, initial public offerings, and derivatives, including options on securities, options on stock indices, covered calls, secured put options, and over-the-counter options. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, convertible securities, credit, currency, derivative instruments, focus investing, foreign investments, initial public offerings, interest rate, liquidity, market, other investment companies, over-the-counter investments, real estate companies and real estate investment trusts, securities lending, small-capitalization company, and value investing.

Underlying Fund: ING Emerging Markets Equity Fund

Investment Adviser: ING Investments, LLC

Sub-Adviser: Delaware Management Company and J.P. Morgan Investment Management Inc.

Investment Objective: Long-term capital appreciation.

Main Investments: The fund invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of issuers in emerging markets. Developing or emerging countries include most countries in the world except Australia, Canada,Japan, New Zealand, Hong Kong, Singapore, the United Kingdom, the United States, and most of the countries of Western Europe. An emerging market company is one that is organized under the laws of, or has a principal place of business in, an emerging market; where the principal securities market is in an emerging market; that derives at least 50% of its total revenues or profits from goods that are produced or sold, investments made, or services performed in an emerging market; or at least 50% of the assets of which are located in an emerging market. The fund may invest in companies of any market capitalization. Equity securities may include common stock, preferred stock, convertible securities, depositary receipts, participatory notes, trust or partnership interests, warrants and rights to buy common stock, and privately placed securities. The fund may also invest in real estate investment trusts and non-investment grade bonds (high-yield or “junk bonds”). The fund may invest in derivatives, including but not limited to, futures, options, swaps, and forwards. The fund may invest in securities denominated in U.S. dollars, major reserve currencies, and currencies of other countries in which it can invest. The fund typically maintains full currency exposure to those markets in which it invests. However, the fund may, from time to time, hedge a portion of its foreign currency exposure into the U.S. dollar. The fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The fund may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued)

Main Risks: Call, company, convertible securities, credit, currency, derivative instruments, foreign investments/developing and emerging markets, high-yield securities, interest rate, investment model, liquidity, market, market capitalization, other investment companies, real estate companies and real estate investment trusts, and securities lending.

Underlying Fund: ING Emerging Markets Index Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of an index that measures the investment return of emerging markets securities (“Index”).

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies, which are at the time of purchase, included in an Index that measures the investment return of emerging markets securities; depositary receipts representing securities in the Index; convertible securities that are convertible into stocks included in the Index; other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components; and exchange-traded funds. Under normal market conditions, the portfolio invests all, or substantially all of its assets in these securities. The portfolio currently invests principally in equity securities and employs a “passive management” approach designed to track the performance of the Index (currently MSCI Emerging Markets IndexSM (“Index”)). As of February 28, 2013, a portion of the Index was concentrated in the financials sector (including a focus in the commercial banks industry). The portfolio is non-diversified, which means it may invest a significant portion of its assets in a single issuer. The portfolio may invest in other investment companies to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, concentration, convertible securities, credit, currency, derivative instruments, focused investing, foreign investments/developing and emerging markets, index strategy, interest rate, issuer non-diversification, liquidity, market, market capitalization, other investment companies, and securities lending.

Underlying Fund: ING Euro STOXX 50® Index Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the EURO STOXX 50® Index (“Index”).

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies which are, at the time of purchase, included in the Index, convertible securities that are convertible into stocks included in the Index, other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components and exchange-traded funds. Under normal market conditions, the portfolio invests all, or substantially all of its assets in these securities. The portfolio invests principally in common stocks and employs a “passive management” approach designed to track the performance of the Index. As of February 28, 2013, a portion of the Index was concentrated in the financials sector. The portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the portfolio’s cash position. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, concentration, convertible securities, credit, currency, derivative instruments, foreign investments, index strategy, interest rate, liquidity, market, market capitalization, other investment companies, and securities lending.

Underlying Fund: ING Floating Rate Fund

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued)

Investment Objective: High level of current income.

Main Investments: The fund invests at least 80% of its net assets (plus borrowing for investment purposes) in U.S. dollar denominated floating rate loans and other floating rate debt instruments, including: floating rate bonds; floating rate notes; money market instruments with a remaining maturity of 60 days or less; floating rate debentures; and tranches of floating rate asset-backed securities, including structured notes, made to, or issued by, U.S. and non-U.S. corporations or other business entities (collectively “Floating Rate Debt”). The fund normally invests substantially in floating rate loans. The fund generally invests in below investment-grade floating rate loans that either hold the most senior position in the capital structure of the borrower, hold an equal ranking with other senior debt, or have characteristics (such as a senior position secured by liens on a borrower’s assets) that the sub-adviser believes justify treatment as senior debt. The fund may invest in floating rate loans of companies whose financial condition is troubled or uncertain and that may be involved in bankruptcy proceedings, reorganizations, or financial restructurings. Although the fund has no restrictions on investment maturity, normally the floating rate loans will have remaining maturities of ten years or less. The fund may invest in the following derivative instruments: interest rate swaps and futures or forward contracts. The fund may invest up to 20% of its assets, measured at the time of purchase, in a combination of one or more of the following types of U.S. dollar denominated investments: senior or subordinated fixed rate debt instruments, including notes and bonds, whether secured and unsecured; equity securities: (i) as an incident to the purchase or ownership of Floating Rate Debt or fixed rate debt instruments; (ii) in connection with a restructuring of a borrower or issuer or its debt; or (iii) if the fund already owns Floating Rate Debt or a fixed rate debt instrument of the issuer of such equity; short-term debt obligations, repurchase agreements, cash and cash equivalents that do not otherwise qualify as Floating Rate Debt; and other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder.

Main Risks: Credit for floating rate loan funds, demand for loans, derivative instruments, equity securities incidental to investments in loans, foreign investments for floating rate loan funds, high-yield securities, interest in loans, interest rate for floating rate loan funds, leverage for floating rate loan funds, limited secondary market for floating rate loans, liquidity for floating rate loan funds, other investment companies, prepayment and extension for floating rate loans, and valuation of loans.

Underlying Fund: ING FMRSM Diversified Mid Cap Portfolio

Investment Adviser: Directed Services LLC

Sub-Adviser: Fidelity Management & Research Company

Investment Objective: Long-term growth of capital.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of companies with medium market capitalizations at the time of purchase defined as those whose market capitalizations are similar to the market capitalizations of companies in the Russell Midcap® Index or the Standard and Poor’s MidCap 400 Index. The portfolio may also invest in companies with smaller or larger market capitalizations. The portfolio normally invests its assets in common stocks. The portfolio may invest up to 25% of assets in foreign securities, including emerging markets. The portfolio may buy and sell future contracts and other investment companies, including, exchange-traded funds. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, currency, derivative instruments, foreign investments/developing and emerging markets, liquidity, market, market capitalization, mid-capitalization company, other investment companies, and securities lending.

Underlying Fund: ING Franklin Income Portfolio

Investment Adviser: Directed Services LLC

Sub-Adviser: Franklin Advisers, Inc.

Investment Objective: Maximize income while maintaining prospects for capital appreciation.

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued)

Main Investments: The portfolio invests in a diversified portfolio of debt instruments and equity securities. Debt instruments include all varieties of fixed, floating, and variable rate instruments including secured and unsecured bonds, bonds convertible into common stocks, mortgage- and asset-backed securities, debentures, zero-coupon bonds, notes, and short-term debt instruments. Equity securities include common stocks, preferred stocks, and convertible securities, among others. However, the equity securities in which the portfolio invests consist primarily of common stocks. The portfolio may invest up to 100% of its total assets in debt instruments that are rated below investment-grade. The portfolio may invest up to 25% of its assets in foreign securities. It ordinarily buys foreign securities that are traded in the United States or American Depositary Receipts. The portfolio may invest up to 10% of its assets in secured and unsecured corporate bank loans and loan participations. The portfolio may, from time to time, seek to hedge (protect) against currency risks, using principally forward foreign currency exchange contracts. The portfolio is limited in this ability to 25% of its net assets. The portfolio may also, from time to time, seek to hedge against market risk, using a variety of derivative instruments, which may include purchasing or selling call and put options. The portfolio may invest in exchange-traded and over-the-counter equity and equity index options for hedging purposes. The portfolio may invest up to 10% of its net assets in equity-linked notes for hedging and investment purposes. The portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Call, company, convertible securities, credit, currency, derivative instruments, dividend, foreign investments, high-yield securities, interest rate, liquidity, market, mortgage- and/or asset-backed securities, other investment companies, over-the-counter investments, prepayment and extension, securities lending, sovereign debt, U.S. government securities and obligations, and zero-coupon bonds and pay-in-kind securities.

Underlying Fund: ING Franklin Mutual Shares Portfolio

Investment Adviser: Directed Services LLC

Sub-Adviser: Franklin Mutual Advisers, LLC

Investment Objectives: Capital appreciation with a secondary goal of income.

Main Investments: The portfolio invests primarily in equity securities (including securities convertible into, or that are expected to be exchanged for, common or preferred stocks), of companies of any nation that the sub-adviser believes are available at market prices less than their value based on certain recognized or objective criteria. Following this value oriented strategy, under normal market conditions, the portfolio invests primarily in undervalued securities (securities trading at a discount to their intrinsic value). The equity securities in which the portfolio invests are primarily common stocks. The portfolio currently invests the equity portion of its portfolio primarily to predominantly in companies with market capitalizations greater than $5 billion, with a portion or significant amount in small-capitalization companies and is not limited to pre-set maximums or minimums governing size of companies in which it may invest. The portfolio may invest significantly (up to 35% of its assets) in foreign securities. The portfolio may, from time to time, invest in derivative instruments including, currency and cross-currency forwards, currency and currency index futures contracts, and credit default swaps for hedging purposes. The portfolio may also invest (up to 25%) in exchange-traded and over-the-counter equity and equity index options for hedging purposes. The portfolio may also engage, from time to time, in an “arbitrage” strategy including short sales and may invest in distressed companies, including bank debt, lower rated or defaulted debt instruments, comparable unrated debt instruments, or other indebtedness of, or trade claims against, such companies. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Call, company, convertible securities, credit, credit default swaps, currency, derivative instruments, foreign investments, high-yield securities, interest in loans, interest rate, investment model, leverage, liquidity, market, market capitalization, other investment companies, over-the-counter investments, prepayment and extension, risk arbitraged securities and distressed companies, securities lending, and short sales.

Underlying Fund: ING FTSE 100 Index® Portfolio

Investment Adviser: ING Investments, LLC

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued)

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the FTSE 100 Index® (“Index”).

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies which are, at the time of purchase, included in the Index, convertible securities that are convertible into stocks included in the Index, other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components, and exchange-traded funds. Under normal market conditions, the portfolio invests all, or substantially all of its assets in these securities. The portfolio invests principally in common stocks and employs a “passive management” approach designed to track the performance of the Index. As of February 28, 2013, portions of the Index were focused in the consumer staples sector, the energy sector (including the oil, gas, and consumable fuels industry), and the financials sector (including the commercial banks industry). The portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the portfolio’s cash position. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio is non-diversified, which means it may invest a significant portion of its assets in a single issuer. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, convertible securities, credit, currency, derivative instruments, focused investing, foreign investments, index strategy, interest rate, issuer non-diversification, liquidity, market, market capitalization, other investment companies, and securities lending.

Underlying Fund: ING Global Bond Fund

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Maximize total return through a combination of current income and capital appreciation.

Main Investments: The fund invests at least 80% of its net assets (plus borrowings for investment purposes) in bonds of issuers in a number of different countries, which may include the United States. The fund may invest in securities of issuers located in developed and emerging market countries. Securities may be denominated in foreign currencies or in the U.S. dollar. The fund may hedge its exposure to securities denominated in foreign currencies. The fund may borrow money from banks and invest the proceeds of such loans in portfolio securities to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The fund invests primarily in investment-grade securities which include, but are not limited to, corporate and government bonds which, at the time of investment, are rated investment-grade (at least BBB- by Standard & Poor’s Ratings Services or Baa3 by Moody’s Investors Service, Inc.) or have an equivalent rating by a nationally recognized statistical rating organization, or are of comparable quality if unrated. The fund may also invest in preferred stocks, money market instruments, municipal bonds, commercial and residential mortgage-related securities, asset-backed securities, other securities and structured debt products, private placements, sovereign debt, and other investment companies. The fund may also invest its assets in bank loans and in a combination of floating rate secured loans (“Senior Loans”) and shares of ING Prime Rate Trust, a closed-end investment company that invests in Senior Loans. Although the fund may invest a portion of its assets in high-yield debt securities rated below investment-grade (“junk bonds”), the fund will seek to maintain a minimum weighted average portfolio quality rating of at least investment-grade. The dollar-weighted average portfolio duration will generally range between two and nine years. The fund may use derivatives, including futures, swaps (including interest rate swaps, total return swaps, and credit default swaps), and options, among others. The fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls and reverse repurchase agreements.) The fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the 1940 Act. The fund is non-diversified, which means it may invest a significant portion of its assets in a single issuer. The fund may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued)

Main Risks: Call, company, credit, credit default swaps, currency, derivative instruments, foreign investments/developing and emerging markets, high-yield securities, interest in loans, interest rate, investment model, issuer non-diversification, leverage, liquidity, market, mortgage- and/or asset-backed securities, municipal obligations, other investment companies, prepayment and extension, securities lending, and sovereign debt.

Underlying Fund: ING Global Bond Portfolio

Investment Adviser: Directed Services LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Maximize total return through a combination of current income and capital appreciation.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in bonds of issuers in a number of different countries, which may include the United States. The portfolio may invest in securities of issuers located in developed and emerging market countries. Securities may be denominated in foreign currencies or in the U.S. dollar. The portfolio may hedge its exposure to securities denominated in foreign currencies. The portfolio may also borrow money from banks and invest the proceeds of such loans in portfolio securities to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio invests primarily in investment-grade securities which include, but are not limited to, corporate and government bonds which, at the time of investment, are rated investment-grade (at least BBB- by Standard & Poor’s Ratings Services or Baa3 by Moody’s Investors Service, Inc.) or have an equivalent rating by a nationally recognized statistical rating organization, or are of comparable quality if unrated. The portfolio may also invest in preferred stocks, money market instruments, municipal bonds, commercial and residential mortgage-related securities, asset-backed securities, other securitized and structured debt products, private placements, sovereign debt, and other investment companies. The portfolio may also invest its assets in bank loans and a combination of floating rate secured loans (“Senior Loans”) and shares of ING Prime Rate Trust, a closed-end investment company that invests in Senior Loans. Although the portfolio may invest a portion of its assets in high-yield debt securities rated below investment-grade, the portfolio will seek to maintain a minimum weighted average portfolio quality rating of at least investment-grade. The dollar-weighted average portfolio duration of the portfolio will generally range between two and nine years. The portfolio may use derivatives, including futures, swaps (including interest rate swaps, total return swaps and credit default swaps), and options, among others, to seek to enhance return, to hedge some of the risks of its investments in fixed-income securities, or as a substitute for a position in an underlying asset. The portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls and reverse repurchase agreements). The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Call, company, credit, credit default swaps, currency, derivative instruments, foreign investments/developing and emerging markets, high-yield securities, interest in loans, interest rate, investment model, leverage, liquidity, market, mortgage- and/or asset-backed securities, municipal obligations, other investment companies, prepayment and extension, securities lending, and sovereign debt.

Underlying Fund: ING Global Resources Portfolio

Investment Adviser: Directed Services LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Long-term capital appreciation.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in the equity securities of companies in the natural resources industries located in a number of different countries, one of which may be the United States. A company is considered to be in a natural resources industry when it is significantly engaged, directly or indirectly, in natural resources, meaning at least 50% of its assets, revenues, or operating profits are involved in, or result from, researching, exploring, developing, mining, refining, processing, fabricating, transporting, trading, distributing, or owning natural resources assets. The portfolio may invest up to a maximum of 50% of its net assets in any single

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued) industry of natural resources. The portfolio may also invest in: securities issued by companies that are not in natural resources industries; investment-grade corporate debt; repurchase agreements; derivatives; and commodities including, gold bullion and coins. The portfolio may invest without limit in securities of foreign issuers, including emerging markets. Equity securities in which the portfolio invests may be listed on the U.S. or foreign securities exchanges or traded over-the-counter and include: common stocks, direct equity interests in trusts (including Canadian Royalty Trusts), preferred stocks, partnerships (including master limited partnerships), restricted securities, American Depositary Receipts, and Global Depositary Receipts. The portfolio normally invests in companies with a large-capitalization, but may also invest in mid- and small-sized companies. The portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may invest in derivative securities and structured notes, whose value is linked to the price of a commodity or commodity index. The portfolio is non-diversified, which means it may invest a significant portion of its assets in a single issuer. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Commodities, company, concentration, credit, currency, derivative instruments, foreign investments/developing and emerging markets, interest rate, issuer non-diversification, liquidity, market, market capitalization, other investment companies, over-the-counter investments, real estate companies and real estate investment trusts, and securities lending.

Underlying Fund: ING GNMA Income Fund

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: High level of current income consistent with liquidity and safety of principal through investment primarily in Government National Mortgage Association (“GNMA”) mortgage-backed securities (also known as GNMA Certificates) that are guaranteed as to the timely payment of principal and interest by the U.S. government.

Main Investments: The fund invests at least 80% of its net assets (plus borrowings for investment purposes) in GNMA Certificates. The remaining assets of the fund will be invested in other securities issued or guaranteed by the U.S. government, including U.S. Treasury securities, and securities issued by other agencies and instrumentalities of the U.S. government. The fund may invest in debt securities of any maturity, although the sub-adviser expects to invest in securities with effective maturities in excess of one year. The fund may invest in futures, including U.S. Treasury futures, to manage the duration of the fund. The fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The fund may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Credit, derivative instruments, interest rate, liquidity, mortgage- and/or asset-backed securities, other investment companies, prepayment and extension, securities lending, and U.S. government securities and obligations.

Underlying Fund: ING Goldman Sachs Commodity Strategy Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: Goldman Sachs Asset Management, L.P.

Investment Objective: Long-term total return consisting of capital appreciation and income.

Main Investments: The portfolio invests in a portfolio of commodity index-linked securities (including leveraged and unleveraged structured notes), other commodity-linked securities and derivative instruments, and in other fixed-income and debt instruments. The portfolio may also gain exposure to the performance of the commodity markets through investments in a wholly-owned subsidiary of the portfolio organized as a company under the laws of the Cayman Islands (“Cayman Subsidiary”). The Cayman Subsidiary (unlike the portfolio) may invest, without limitation, in commodity index-linked securities (including leveraged structured notes) and other commodity-linked securities and derivative instruments, such as swaps and futures, that provide exposure to the performance of the commodity markets. The portfolio invests in commodity-linked derivative instruments such as commodity-linked structured notes and commodity-linked notes. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets. The portfolio invests in investment-grade fixed-income securities. The portfolio may invest in corporate securities, U.S. government securities, mortgage-backed securities, asset-backed securities, and fixed-income securities issued by or on behalf of states, territories, and possessions

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued) of the United States (including the District of Columbia) and the political subdivisions, agencies and instrumentalities thereof and other types of fixed-income securities. The portfolio may invest up to 35% of its net assets in foreign securities including: countries with emerging markets, other foreign securities, and foreign currency transactions; and up to 10% of its assets in non-investment-grade fixed-income securities. The portfolio may also invest in repurchase agreements, convertibles, options, futures, forwards, and swaps. The portfolio may invest up to 25% of its total assets in the Cayman Subsidiary. The portfolio employs commodity roll-timing strategies. The portfolio seeks to provide exposure to commodities markets and returns that correspond to the performance of the Dow Jones – UBS Commodity IndexSM (“Index”). The Index is composed of commodities traded on U.S. exchanges or on the London Metal Exchange. The portfolio will not invest 25% or more of its total assets in instruments issued by companies in any one industry. The portfolio’s portfolio will reflect greater than 25% exposure to the group of industries represented in the Index, however, if in the future, industries are added to or removed from representation in the Index, the group of industries in which the portfolio’s exposure is concentrated will likewise change. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio is non-diversified, which means it may invest a significant portion of its assets in a single issuer.

Main Risks: Call, Cayman subsidiary, commodities, company, concentration, convertible securities, credit, currency, derivative instruments, foreign investments/developing and emerging markets, high-yield securities, interest rate, issuer non-diversification, leverage, liquidity, market, market-capitalization, mortgage- and/or asset-backed securities, municipal obligations, other investment companies, over-the-counter investments, prepayment and extension, securities lending, U.S. government securities and obligations, and when-issued and delayed delivery securities and forward commitments.

Underlying Fund: ING Growth and Income Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Maximize total return through investments in a diversified portfolio of common stock and securities convertible into common stocks. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return.

Main Investments: The portfolio invests at least 65% of its total assets in common stocks believed to have significant potential for capital appreciation, income growth, or both. The portfolio may invest principally in common stocks and securities convertible into common stocks. The portfolio may also engage in option writing. The portfolio emphasizes stocks of larger companies; looks to strategically invest the portfolio’s assets in stocks of mid-sized companies and up to 25% of its total assets in stocks of foreign issuers. The portfolio may invest in derivatives, including, but not limited to, put and call options. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, convertible securities, credit, currency, derivative instruments, foreign investments, interest rate, liquidity, market, market capitalization, other investment companies, and securities lending.

Underlying Fund: ING Hang Seng Index Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Hang Seng Index (“Index”).

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies which are, at the time of purchase, included in the Index, convertible securities that are convertible into stocks included in the Index, other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components, and exchange-traded funds. Under normal market conditions, the portfolio

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued) invests all, or substantially all of its assets in these securities. The portfolio invests principally in common stocks and employs a “passive management” approach designed to track the performance of the Index. As of February 28, 2013, a portion of the Index was concentrated in the financials sector (including the commercial banks industry). The portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the portfolio’s cash position. The portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio is non-diversified, which means it may invest a significant portion of its assets in a single issuer. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, concentration, convertible securities, credit, currency, derivative instruments, foreign investments/developing and emerging markets, index strategy, interest rate, issuer non-diversification, liquidity, market, market capitalization, other investment companies, and securities lending.

Underlying Fund: ING High Yield Bond Fund

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: High level of current income and total return.

Main Investments: The fund invests at least 80% of its net assets (plus borrowings for investment purposes) in a portfolio of high-yield (high risk) bonds, commonly referred to as “junk bonds.” The fund defines high-yield bonds to include: bank loans; payment-in-kind securities; fixed and variable floating rate and deferred interest debt obligations; zero-coupon bonds and debt obligations provided they are unrated or rated below investment-grade. There are no restrictions on the rating level of the securities in the fund’s portfolio and the fund may purchase and hold securities in default. There are no restrictions on the average maturity of the fund or the maturity of any single investment. The fund may invest in investment-grade debt securities; common and preferred stocks; U.S. government securities; money market instruments; and debt securities of foreign issuers including securities of companies in emerging markets. The fund may invest in derivatives, including, but not limited to structured debt obligations, dollar roll transactions and swap agreements, including credit default swaps. The fund may invest in companies of any size. The fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The fund may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Call, company, credit, credit default swaps, currency, derivative instruments, foreign investments/developing and emerging markets, high-yield securities, interest rate, liquidity, market, market capitalization, other investment companies, securities lending, U.S. government securities and obligations, and zero-coupon bonds and pay-in-kind securities.

Underlying Fund: ING Index Plus LargeCap Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Outperform the total return performance of the S&P 500® Index while maintaining a market level of risk.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of large-capitalization companies included in the S&P 500® Index and have a market capitalization of at least $3 billion. The portfolio may invest in derivative instruments including, but not limited to, index futures. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, derivative instruments, investment model, liquidity, market, other investment companies, and securities lending.

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued)

Underlying Fund: ING Index Plus MidCap Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Outperform the total return performance of the Standard and Poor’s MidCap 400 Index while maintaining a market level of risk.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of mid-capitalization companies included in the Standard and Poor’s MidCap 400 Index. The Index is a stock market index comprised of common stocks of 400 mid-capitalization companies traded in the United States. The portfolio may invest in derivative instruments including, but not limited to, index futures. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, derivative instruments, investment model, liquidity, market, mid-capitalization company, other investment companies, and securities lending.

Underlying Fund: ING Index Plus SmallCap Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Outperform the total return performance of the Standard and Poor’s SmallCap 600 Index while maintaining a market level of risk.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of small-capitalization companies included in the Standard and Poor’s SmallCap 600 Index. The Index is a stock market index comprised of common stocks of 600 small-capitalization companies traded in the United States. The portfolio may invest in derivative instruments including, but not limited to, index futures. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, derivative instruments, investment model, liquidity, market, other investment companies, securities lending, and small-capitalization company.

Underlying Fund: ING Intermediate Bond Fund

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Maximum total return through income and capital appreciation.

Main Investments: The fund invests at least 80% of its net assets (plus borrowings for investment purposes) in a portfolio of bonds, including but not limited to corporate, government and mortgage bonds which, at the time of purchase, are rated investment-grade (for example, rated at least BBB- by Standard & Poor’s Ratings Services or Baa3 by Moody’s Investors Service, Inc.) or have an equivalent rating by a nationally recognized statistical rating organization, or of comparable quality if unrated. Although the fund may invest a portion of its assets in high-yield (high risk) debt securities, commonly referred to as “junk bonds,” rated below investment-grade, the fund will seek to maintain a minimum average portfolio quality rating of at least investment-grade. Generally, the sub-adviser maintains a dollar-weighted average duration between three and ten years. The fund may also invest in: preferred stocks; high quality money market instruments; municipal bonds; debt securities of foreign issuers (including those located in emerging market countries); securities denominated in foreign currencies; foreign currencies; mortgage-backed and asset-backed securities; bank loans and floating rate secured loans (“Senior Loans”); and derivatives including futures, options, and swaps involving securities, securities indices and interest rates, which may be denominated in the U.S. dollar or foreign currencies. The fund may seek to obtain exposure

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued) to the securities in which it invests by entering into a series of purchase and sale contracts or through other investment techniques such as buy backs and dollar rolls. The fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The fund may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Call, company, credit, currency, derivative instruments, foreign investments/developing and emerging markets, high-yield securities, interest in loans, interest rate, investment model, liquidity, market, mortgage- and/or asset-backed securities, municipal obligations, other investment companies, prepayment and extension, securities lending, and U.S. government securities and obligations.

Underlying Fund: ING Intermediate Bond Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Maximize total return consistent with reasonable risk. Seeks its objective through investments in a diversified portfolio consisting primarily of debt securities. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in a portfolio of bonds, including but not limited to corporate, government and mortgage bonds which, at the time of purchase, are rated investment-grade (for example, rated at least BBB- by Standard & Poor’s Ratings Services or Baa3 by Moody’s Investors Service, Inc.) or have an equivalent rating by a nationally recognized statistical rating organization, or of comparable quality if unrated. Although the portfolio may invest a portion of its assets in high-yield (high risk) debt instruments, commonly referred to as “junk bonds,” rated below investment-grade, the portfolio will seek to maintain a minimum average portfolio quality rating of at least investment-grade. Generally, the sub-adviser maintains a dollar-weighted average duration between three and ten years. The portfolio may also invest in: preferred stocks; high quality money market instruments; municipal bonds; debt instruments of foreign issuers (including those located in emerging market countries); securities denominated in foreign currencies; foreign currencies; mortgage-backed and asset-backed securities; bank loans and floating rate loans (“Senior Loans”); and derivatives including futures, options, and swaps involving securities, securities indices and interest rates, which may be denominated in the U.S. dollar or foreign currencies. The portfolio may seek to obtain exposure to the securities in which it invests by entering into a series of purchase and sale contracts or through other investment techniques such as buy backs and dollar rolls. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Call, company, credit, currency, derivative instruments, foreign investments/developing and emerging markets, high-yield securities, interest in loans, interest rate, investment model, liquidity, market, mortgage- and/or asset-backed securities, municipal obligations, other investment companies, prepayment and extension, securities lending, and U.S. government securities and obligations.

Underlying Fund: ING International Core Fund

Investment Adviser: ING Investments, LLC

Sub-Advisers: Thornburg Investment Management, Inc. and Wellington Management Company, LLP

Investment Objective: Long-term growth of capital.

Main Investments: The fund invests at least 65% of its total assets in equity securities of companies located in a number of different countries other than the United States. The fund may invest in countries with emerging securities markets. The fund may also invest in depositary receipts of foreign issuers. The Fund may invest up to 15% of its assets in real estate investment trusts. The fund may use derivatives, including futures, options, swaps, and forward contracts. The

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued) fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The fund may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Call, company, credit, currency, derivative instruments, foreign investments/developing and emerging markets, high-yield securities, interest rate, liquidity, market, market capitalization, other investment companies, real estate companies and real estate investment trusts, and securities lending.

Underlying Fund: ING International Growth Fund

Investment Adviser: ING Investments, LLC

Sub-Advisers: Baillie Gifford Overseas Limited and T. Rowe Price Associates, Inc.

Investment Objective: Long-term growth of capital.

Main Investments: The fund invests at least 65% of its total assets in common stocks and convertible securities of companies organized under the laws of, or with principal offices located in, a number of different countries outside of the United States, including companies in countries in emerging markets. The fund does not focus its investments in a particular industry or country. The fund may invest in companies of any market capitalization. The fund also may invest in foreign issuers through depositary receipts or similar investment vehicles. The fund may hold cash in U.S. dollars or foreign currencies. While the fund invests primarily in common stocks, it may invest in other securities. The fund invests a substantial amount of its assets in foreign investments which are denominated in currencies other than the U.S. dollar and can be affected by fluctuations in exchange rates.The fund may invest in derivative instruments including options, futures, and forward foreign currency exchange contracts. The fund may invest in other investment companies, including exchange traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The fund may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, convertible securities, credit, currency, derivative instruments, foreign investments/developing and emerging markets, growth investing, interest rate, investment model, liquidity, market, market capitalization, other investment companies, and securities lending.

Underlying Fund: ING International Index Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of a widely accepted international index (“Index”).

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies which are, at the time of purchase, included in the Index, convertible securities that are convertible into stocks included in the Index, other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components, and exchange-traded funds. Under normal market conditions, the portfolio invests all, or substantially all of its assets in these securities. The portfolio invests principally in common stocks and employs a “passive management” approach designed to track the performance of the Index (currently, the MSCI - Europe, Australasia, and Far East® (“MSCI EAFE® ”) Index). As of February 28, 2013, a portion of the MSCI EAFE® Index was concentrated in the financials sector. The portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the portfolio’s cash position. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, concentration, convertible securities, credit, currency, derivative instruments, foreign investments/developing and emerging markets, index strategy, interest rate, liquidity, market, market capitalization, other investment companies, and securities lending.

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued)

Underlying Fund: ING International Real Estate Fund

Investment Adviser: ING Investments, LLC

Sub-Adviser: CBRE Clarion Securities LLC

Investment Objective: High total return.

Main Investments: The fund invests at least 80% of its net assets (plus borrowings for investment purposes) in a portfolio of equity securities of companies that are principally engaged in the real estate industry. At least 65% of the fund’s assets will normally be invested in companies located in a number of different countries other than the United States. These companies may have investments that provide exposure to the U.S. real estate industry. The sub-adviser defines a real estate company as a company that: (i) derives at least 50% of its total revenue or earnings from owning, operating, developing, constructing, financing, managing, and/or selling commercial, industrial, or residential real estate; or (ii) has at least 50% of its assets invested in real estate. The fund expects these investments to be in common stocks of companies of any market capitalization, including real estate investment trusts. The fund may invest in companies located in countries with emerging securities markets. The fund may also invest in convertible securities, initial public offerings, and Rule 144A securities. The fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The fund is non-diversified, which means it may invest a significant portion of its assets in a single issuer. The fund may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, concentration, convertible securities, credit, currency, foreign investments/developing and emerging markets, initial public offerings, interest rate, issuer non-diversification, liquidity, market, market capitalization, other investment companies, real estate companies and real estate investment trusts, and securities lending.

Underlying Fund: ING International Small Cap Fund

Investment Adviser: ING Investments, LLC

Sub-Advisers: Acadian Asset Management LLC and Wellington Management Company, LLP

Investment Objective: Maximum long-term capital appreciation.

Main Investments: The fund invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of small market capitalization companies (defined as those companies that have a market capitalization, at the time of purchase, of up to $5 billion). At least 65% of the fund’s assets will normally be invested in companies located outside the United States, including companies located in countries with emerging securities markets. The fund may invest up to 35% of its assets in U.S. issuers. The fund may hold both growth and value stocks and at times may favor one over the other based on available opportunities. The fund invests primarily in common stocks or securities convertible into common stocks of international issuers, but may invest from time to time in such instruments as forward currency contracts, futures contracts, rights, and depositary receipts. The fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The fund may lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets.

Main Risks: Company, convertible securities, credit, currency, derivative instruments, foreign investments/developing and emerging markets, interest rate, investment model, liquidity, market, other investment companies, securities lending, and small-capitalization company.

Underlying Fund: ING International Value Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Long-term capital appreciation.

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued)

Main Investments: The portfolio invests at least 65% of its assets in equity securities of companies located in a number of different countries outside of the United States. The portfolio invests primarily in companies with a large market capitalization, but may also invest in mid- and small-sized companies. The portfolio generally invests in common and preferred stocks, warrants, and convertible securities. The portfolio may invest in companies located in emerging markets countries. The portfolio may invest in government debt securities of developed foreign countries. The portfolio may also invest up to 35% of assets in securities of U.S. issuers, including investment-grade government and corporate debt securities. The portfolio may invest in derivative instruments, including futures, options and swaps. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, convertible securities, credit, currency, derivative instruments, foreign investments/developing and emerging markets, interest rate, liquidity, market, market capitalization, other investment companies, securities lending, sovereign debt, U.S. government securities and obligations, and value investing.

Underlying Fund: ING Invesco Comstock Portfolio (formerly, ING Invesco Van Kampen Comstock Portfolio)

Investment Adviser: Directed Services LLC

Sub-Adviser: Invesco Advisers, Inc.

Investment Objective: Capital growth and income.

Main Investments: The portfolio primarily invests in equity securities, including common stocks, preferred stocks, and securities convertible into common and preferred stocks. The portfolio may invest up to 15% of its assets in real estate investment trusts. The portfolio generally holds up to 10% of its assets in high-quality short-term debt securities and investment-grade corporate debt securities. The portfolio may invest up to 25% of assets in securities of foreign issuers. The portfolio may also invest in American Depositary Receipts without limitation and may purchase and sell certain derivative instruments, such as options, forward contracts, futures, and options on futures. The portfolio may invest in companies of any market capitalization. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, convertible securities, credit, currency, derivative instruments, foreign investments, interest rate, liquidity, market, market capitalization, other investment companies, real estate companies and real estate investment trusts, and securities lending.

Underlying Fund: ING Invesco Equity and Income Portfolio (formerly, ING Invesco Van Kampen Equity and Income Portfolio)

Investment Adviser: Directed Services LLC

Sub-Adviser: Invesco Advisers, Inc.

Investment Objective: Total return consisting of long-term capital appreciation and current income.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity and income securities at the time of investment. The portfolio seeks to achieve its investment objective by investing primarily in income-producing equity instruments (including common stocks, preferred stocks, and convertible securities) and investment-grade quality debt securities. Investment-grade securities are securities rated BBB or higher by Standard & Poor’s Ratings Services or Baa or higher by Moody’s Investors Service, Inc. or unrated securities determined by the sub-adviser to be of comparable quality. The portfolio emphasizes a value style of investing, seeking well-established, undervalued companies that the sub-adviser believes offer the potential for income and long-term growth of capital. The portfolio may invest in securities that do not pay dividends or interest and securities that have above-average volatility of price movement, including warrants or rights to acquire securities. In an effort to reduce the portfolio’s overall exposure to any individual security price decline, the portfolio spreads its investments over many different companies in a variety of industries. The sub-adviser focuses on large-capitalization companies, although the portfolio may invest in companies

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued) of any size. Under normal market conditions, the portfolio invests at least 65% of its assets in income-producing equity securities and up to 10% of its assets in illiquid securities and certain restricted securities. The portfolio may invest up to 15% of its assets in real estate investment trusts and 25% of its assets in securities of foreign issuers. The portfolio may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts, structured notes, and other types of structured investments, and swaps for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks. The portfolio may invest in collateralized mortgage obligations and commercial mortgage-backed securities. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Asset allocation, company, convertible securities, credit, currency, derivative instruments, dividend, foreign investments, interest rate, liquidity, market, market capitalization, mortgage- and/or asset-backed securities, other investment companies, prepayment and extension, real estate companies and real estate investment trusts, and securities lending.

Underlying Fund: ING Invesco Growth and Income Portfolio (formerly, ING Invesco Van Kampen Growth and Income Portfolio)

Investment Adviser: Directed Services LLC

Sub-Adviser: Invesco Advisers, Inc.

Investment Objective: Long-term growth of capital and income.

Main Investments: The portfolio invests primarily in what the sub-adviser believes to be income-producing equity securities, including common stocks and convertible securities; although investments are also made in non-convertible preferred stocks and debt instruments rated “investment-grade,” which are securities rated within the four highest grades assigned by Standard & Poor’s Ratings Services or by Moody’s Investors Service, Inc. Although the portfolio may invest in companies of any size, the sub-adviser may focus on larger capitalization companies which it believes possess characteristics for improved valuation. The portfolio may invest up to 15% of its total assets in real estate investment trusts and up to 25% of its total assets in securities of foreign issuers. The portfolio may purchase and sell certain derivative instruments, such as options, futures, and options on futures. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, convertible securities, credit, currency, derivative instruments, foreign investments, growth investing, interest rate, liquidity, market, market capitalization, other investment companies, real estate companies and real estate investment trusts, and securities lending.

Underlying Fund: ING Japan TOPIX Index® Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Tokyo Stock Price Index® (“Index”).

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies which are, at the time of purchase, included in the Index, convertible securities that are convertible into stocks included in the Index, other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components, and exchange-traded funds. Under normal market conditions, the portfolio invests all, or substantially all of its assets in these securities. The portfolio invests principally in common stocks and employs a “passive management” approach designed to track the performance of the Index. As of February 28, 2013, portions of the Index were focused in the consumer discretionary sector, the financials sector, and the industrials sector. The portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the portfolio’s cash position. The portfolio may invest in other investment companies,

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued) including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, convertible securities, credit, currency, derivative instruments, focused investing, foreign investments, index strategy, interest rate, liquidity, market, market capitalization, other investment companies, and securities lending.

Underlying Fund: ING JPMorgan Emerging Markets Equity Portfolio

Investment Adviser: Directed Services LLC

Sub-Adviser: J.P. Morgan Investment Management Inc.

Investment Objective: Capital appreciation.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of issuers located in at least three countries with emerging securities markets. An emerging market company is one: that is organized under the laws of, or has a principal place of business in an emerging market; where the principal securities market is in an emerging market; that derives at least 50% of its total revenues or profits from goods that are produced or sold, investments made, or services performed in an emerging market; or at least 50% of the assets of which are located in an emerging market. Equity securities in which the portfolio can invest may include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks and privately placed securities, and other investment companies. The portfolio may also invest to a lesser extent in debt securities of issuers in countries with emerging markets. The portfolio may invest in derivatives (including futures contracts, options, and swaps). The portfolio may invest in securities denominated in U.S. dollars, major reserve currencies, and currencies of other countries in which it can invest. The portfolio may also invest in high-quality, short-term money market instruments and repurchase agreements. The portfolio may also invest in high-yield securities which are below investment-grade (junk bonds) and mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers including, collateralized mortgage obligations, and principal-only and interest-only stripped mortgage-backed securities. The portfolio may enter into “dollar rolls.” The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. Where the capital markets in certain countries are either less developed or not easy to access, the portfolio may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries, subject to the limitations of the 1940 Act. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets.

Main Risks: Call, company, convertible securities, credit, currency, derivative instruments, foreign investments/developing and emerging markets, high-yield securities, interest rate, liquidity, market, market capitalization, mortgage- and/or asset-backed securities, other investment companies, prepayment and extension, securities lending, and U.S. government securities and obligations.

Underlying Fund: ING JPMorgan Mid Cap Value Portfolio

Investment Adviser: Directed Services LLC

Sub-Adviser: J.P. Morgan Investment Management Inc.

Investment Objective: Growth from capital appreciation.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of mid-capitalization companies (those with market capitalizations between $1 billion and $20 billion at the time of purchase) that the sub-adviser believes are undervalued. The portfolio normally invests in securities that are traded on registered exchanges or the over-the-counter market in the United States. The portfolio may invest in other equity securities, including preferred stocks, convertible securities, foreign securities (including depositary receipts) and derivatives (including futures contracts). The portfolio may also invest up to 15% in real estate investment trusts. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued)

Main Risks: Company, convertible securities, credit, currency, derivative instruments, foreign investments, interest rate, liquidity, market, mid-capitalization company, other investment companies, over-the-counter investments, real estate companies and real estate investment trusts, securities lending, and value investing.

Underlying Fund: ING JPMorgan Small Cap Core Equity Portfolio

Investment Adviser: Directed Services LLC

Sub-Adviser: J.P. Morgan Investment Management Inc.

Investment Objective: Capital growth over the long term.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of small-capitalization companies (defined as those with market capitalization equal to those within a universe of Russell 2000® Index stocks at the time of purchase). The portfolio may also invest up to 20% of its total assets in foreign securities (including depositary receipts). The portfolio may also invest up to 20% of its total assets in convertible securities. The portfolio may also invest up to 20% of its total assets in high-quality money market instruments and repurchase agreements. Investments in equity securities may include real estate investment trusts. The portfolio may invest in derivatives including, but not limited to, futures contracts, options, and swaps. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, convertible securities, credit, currency, derivative instruments, dividend, foreign investments, interest rate, investment model, liquidity, market, other investment companies, real estate companies and real estate investment trusts, securities lending, and small-capitalization company.

Underlying Fund: ING Large Cap Growth Portfolio

Investment Adviser: Directed Services LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Long-term capital growth.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of large-capitalization companies. For this portfolio, large-capitalization companies are companies with market capitalizations which fall within the range of companies in the Russell 1000® Growth Index at the time of purchase. The portfolio may also invest in derivative instruments, which include, but are not limited to index futures and options. The portfolio may also invest up to 25% of its assets in foreign securities. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, currency, derivative instruments, foreign investments, growth investing, investment model, liquidity, market, other investment companies, and securities lending.

Underlying Fund: ING Large Cap Value Fund (formerly, ING Equity Dividend Fund)

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Long-term growth of capital and current income.

Main Investments: The fund invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of dividend paying, large-capitalization issuers. The sub-adviser defines large-capitalization companies that fall within the collective range of companies with the Russell 1000® Value Index (“Index”) at the time of purchase. Capitalization of companies in the index will change with market conditions. Equity securities include common and preferred stocks, warrants, and convertible securities. The fund may invest in foreign securities, including companies located in countries

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued) with emerging securities markets, when the sub-adviser believes they present attractive investment opportunities. The sub-adviser seeks to construct a portfolio of securities with a dividend yield that exceeds the average dividend yield of the companies included in the Index. The fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The fund may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, convertible securities, credit, currency, dividend, foreign investments/developing and emerging markets, interest rate, investment model, liquidity, market, market capitalization, other investment companies, securities lending, and value investing.

Underlying Fund: ING Large Cap Value Portfolio

Investment Adviser: Directed Services LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objectives: Long-term growth of capital and current income.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in a portfolio of equity securities of dividend-paying, large-capitalization issuers (usually those with market capitalization in excess of $1 billion). The sub-adviser defines large-capitalization companies as companies with market capitalization that fall within the collective range of companies within the Russell 1000® Value Index at the time of purchase. Equity securities include common stocks, preferred stocks, warrants, and convertible securities. The portfolio may invest in foreign securities, including companies located in countries with emerging securities markets. The portfolio may also invest up to 20% of its assets in small- and mid-capitalization companies. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, convertible securities, credit, currency, dividend, foreign investments/developing and emerging markets, interest rate, investment model, liquidity, market, other investment companies, securities lending, and value investing.

Underlying Fund: ING Limited Maturity Bond Portfolio

Investment Adviser: Directed Services LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objectives: Highest current income consistent with low risk to principal and liquidity. As a secondary objective, the portfolio seeks to enhance its total return through capital appreciation when market factors, such as falling interest rates and rising bond prices, indicate that capital appreciation may be available without significant risk to principal.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of bonds that are limited maturity debt instruments. These short- to intermediate-term debt instruments have remaining maturities of seven years or less. The dollar-weighted average maturity of the portfolio generally will not exceed five years and in periods of rising interest rates may be shortened to one year or less. Under normal market conditions, the portfolio maintains significant exposure to government securities. The portfolio invests in non-government securities, issued by companies of all sizes, only if rated Baa3 or better by Moody’s Investors Service, Inc. or BBB- or better by Standard & Poor’s Ratings Services and Fitch Ratings, or if not rated determined that they are of comparable quality. Money market securities must be rated in the two highest rating categories by Moody’s (P-1 or P-2), S&P (A-1+, A-1 or A-2), or Fitch (A-1+, A-1 or A-2), or determined, at the time of purchase, to be of comparable quality by the sub-adviser. The portfolio may also invest in: preferred stocks; U.S. government securities, securities of foreign governments and supranational organizations; mortgage bonds; municipal bonds, notes and commercial paper; and debt instruments of foreign issuers. The portfolio may engage in dollar roll transactions and swap agreements, including credit default swaps. The portfolio may use options and futures contracts involving securities, securities indices and interest rates to hedge against market risk, to enhance returns and as a substitute for conventional securities. A portion of the portfolio’s assets may be invested in mortgage-backed

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued) and asset-backed debt instruments. In addition, private placements of debt instruments (which are often restricted securities) are eligible for purchase along with other illiquid securities, subject to appropriate limits. The portfolio may borrow up to 10% of the value of its net assets. This amount may be increased to 25% for temporary purposes. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, credit, credit default swaps, currency, derivative instruments, foreign investments, interest rate, leverage, liquidity, market, market capitalization, mortgage- and/or asset-backed securities, municipal obligations, other investment companies, prepayment and extension, securities lending, sovereign debt, and U.S. government securities and obligations.

Underlying Fund: ING Liquid Assets Portfolio

Investment Adviser: Directed Services LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Seeks high level of current income consistent with the preservation of capital and liquidity.

Main Investments: The portfolio invests in high-quality, U.S. dollar-denominated, short-term debt instruments that are determined by the sub-adviser to present minimal credit risks. The portfolio may maintain a rating from one or more rating agencies that provide ratings on money market funds. Obligations in which the portfolio invests generally have remaining maturities of 397 days or less, although it may, to the extent permissible under Rule 2a-7, invest in instruments subject to repurchase agreements and certain variable and floating rate obligations that bear longer final maturities. The dollar-weighted average portfolio maturity will not exceed 60 days and the dollar-weighted average life to maturity of the portfolio will not exceed 120 days. The portfolio will invest in obligations permitted under Rule 2a-7 including, but not limited to: U.S. government securities and obligations of its agencies or instrumentalities; commercial paper, mortgage- and asset-backed securities, repurchase agreements, guaranteed investment contracts, municipal securities, loan participation interests, and medium-term notes; other money market mutual funds; and domestic, Yankee Dollar and Eurodollar obligations including certificates of deposit, time deposits, bankers acceptances, and other promissory notes, including floating and variable rate obligations issued by U.S. or foreign bank holding companies and their bank subsidiaries, branches, and agencies. The portfolio may invest more than 25% of its total assets in instruments issued by domestic banks. The portfolio may significantly invest in securities issued by financial services companies, including, among other entities, banks and bank holding companies, investment banks, trust companies, insurance companies, finance companies, and broker-dealers. The portfolio may purchase securities on a when-issued basis and purchase or sell them on a forward-commitment basis. The portfolio may also invest in variable rate master demand obligations. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder.

Main Risks: Bank instruments, credit, currency, focused investing, foreign investments, interest in loans, interest rate, liquidity, mortgage- and/or asset-backed securities, municipal obligations, other investment companies, prepayment and extension, U.S. government securities and obligations, and when issued and delayed delivery securities and forward commitments.

Underlying Fund: ING Marsico Growth Portfolio

Investment Adviser: Directed Services LLC

Sub-Adviser: Marsico Capital Management, LLC

Investment Objective: Capital appreciation.

Main Investments: The portfolio invests primarily in equity securities selected for their long-term growth potential. The portfolio will normally hold a core position of between 35 and 50 common stocks primarily emphasizing larger companies (those with market capitalizations of $5 billion or more at the time of purchase). The portfolio may also invest in securities of less mature companies, companies with more aggressive growth characteristics, and securities of companies undergoing significant positive development. The portfolio may also invest in foreign securities, including American Depositary Receipts or other depositary receipts (including emerging markets) and forward foreign currency contracts, futures and options.

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued) The portfolio may invest more than 25% of its total assets in securities of companies in a single market sector. The portfolio generally will not invest more than 25% of its total assets in a particular industry within a sector. Substantial cash holdings may increase in the absence of attractive investment opportunities. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, currency, derivative instruments, focused investing, foreign investments/developing and emerging markets, growth investing, investment model, leverage, liquidity, market, market capitalization, other investment companies, securities lending, and special situations.

Underlying Fund: ING MFS Total Return Portfolio

Investment Adviser: Directed Services LLC

Sub-Adviser: Massachusetts Financial Services Company

Investment Objectives: Above-average income (compared to a portfolio entirely invested in equity securities) consistent with the prudent employment of capital. A secondary objective is the reasonable opportunity for growth of capital and income.

Main Investments: The portfolio invests in equity securities and debt instruments. Equity securities include, but are not limited to, common stocks, preferred stocks, securities convertible into stocks, and depositary receipts for those securities. Debt instruments include, but are not limited to, corporate bonds, mortgage-related securities, U.S. government securities, asset-backed instruments, municipal instruments, foreign government securities, and inflation-adjusted bonds. The sub-adviser seeks to invest between 40% and 75% of the portfolio’s assets in equity securities and at least 25% of the portfolio’s assets in fixed-income senior securities. The sub-adviser may invest up to 25% of the portfolio’s assets in foreign securities, including up to 10% in emerging market securities. The sub-adviser focuses on investing the portfolio’s assets in the stocks of companies that it believes are undervalued compared to their perceived worth (value companies). While the sub-adviser may invest the portfolio’s assets in companies of any size, the sub-adviser generally focuses on companies with large-capitalizations. With respect to the portfolio’s investments in debt securities, the sub-adviser generally invests substantially all of the portfolio’s investments in investment-grade debt instruments. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The sub-adviser may use derivatives, including but not limited to, futures, forward contracts, options, and swaps. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Asset allocation, company, convertible securities, credit, currency, derivative instruments, foreign investments/developing and emerging markets, inflation-indexed bonds, interest rate, investment model, leverage, liquidity, market, market capitalization, mortgage- and/or asset-backed securities, municipal obligations, other investment companies, prepayment and extension, securities lending, sovereign debt, and U.S. government securities and obligations.

Underlying Fund: ING Mid Cap Value Fund

Investment Adviser: ING Investments, LLC

Sub-Advisers: RBC Global Asset Management (U.S.) Inc. and Wellington Management Company, LLP

Investment Objective: Long-term capital appreciation.

Main Investments: The fund invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of mid-capitalization companies. The sub-advisers define mid-capitalization companies as those companies with market capitalizations that fall within the collective range of companies within the Russell Midcap® Index and the Standard and Poor’s MidCap 400 Index at the time of purchase. Capitalization of companies in these indices will change with market conditions. The fund focuses on securities that the sub-advisers believe are undervalued in the marketplace. The fund expects to invest primarily in securities of U.S.-based companies, but may also invest in securities of non-U.S. companies, including companies located in countries with emerging securities markets. The fund may also invest up to 20% of its

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued) net assets in real estate investment trusts. The fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The fund may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, currency, foreign investments/developing and emerging markets, investment model, liquidity, market, mid-capitalization company, other investment companies, real estate investment companies and real estate investment trusts, securities lending, and value investing.

Underlying Fund: ING MidCap Opportunities Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Long-term capital appreciation.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in common stock of mid-sized U.S. companies. Mid-sized companies are those with market capitalizations that fall within the range of companies in the Russell Midcap® Growth Index at the time of purchase. The portfolio may also invest in derivative instruments including futures or index futures that have a similar profile to the benchmark for the portfolio. The portfolio may also invest in foreign securities. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, currency, derivative instruments, foreign investments, investment model, liquidity, market, mid-capitalization company, other investment companies, and securities lending.

Underlying Fund: ING Money Market Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: High current return, consistent with preservation of capital and liquidity through investment in high-quality money market investments while maintaining a stable share price of $1.00.

Main Investments: The portfolio invests in a portfolio of high-quality, U.S. dollar-denominated, short-term debt securities that are determined by the sub-adviser to present minimal credit risks. The portfolio may maintain a rating from one or more rating agencies that provide ratings on money market funds. Obligations in which the fund invests generally have remaining maturities of 397 days or less, although it may, to the extent permissible under Rule 2a-7, invest in instruments subject to repurchase agreements and certain variable and floating rate obligations that bear longer final maturities. The dollar-weighted average portfolio maturity will not exceed 60 days and the dollar weighted average life to maturity of the portfolio will not exceed 120 days. The portfolio will invest in obligations permitted under Rule 2a-7 including, but not limited to: U.S. government securities and obligations of its agencies or instrumentalities; commercial paper, mortgage- and asset-backed securities, repurchase agreements, guaranteed investment contracts, municipal securities, loan participation interests and medium-term notes; other money market mutual funds; and domestic Yankee Dollar and Eurodollar obligations including certificates of deposit, time deposits, bankers acceptances, and other promissory notes including floating and variable rate obligations issued by U.S. or foreign bank holding companies and their bank subsidiaries, branches, and agencies. The portfolio may invest more than 25% of its total assets in instruments issued by domestic banks. The portfolio may significantly invest in securities issued by financial services companies including, among other entities, banks and bank holding companies, investment banks, trust companies, insurance companies, finance companies, and broker-dealers. The portfolio may purchase securities on a when-issued basis and purchase or sell them on a forward-commitment basis. The portfolio may also invest in variable rate master demand obligations. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder.

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued)

Main Risks: Bank instruments, credit, currency, focused investing, foreign investments, interest rate, liquidity, mortgage- and/or asset-backed securities, municipal obligations, other investment companies-money market funds, prepayment and extension, U.S. government securities and obligations, and when-issued securities, delayed-delivery securities and forward-commitments.

Underlying Fund: ING Oppenheimer Global Portfolio

Investment Adviser: Directed Services LLC

Sub-Adviser: OppenheimerFunds, Inc.

Investment Objective: Capital appreciation.

Main Investments: The portfolio invests mainly in common stocks of companies in the United States and foreign countries. The portfolio can invest without limit in foreign securities and can invest in any country, including countries with developing or emerging markets. However, the portfolio currently emphasizes investments in developed markets such as the United States, Western European countries, and Japan. The portfolio does not limit its investments to companies in a particular capitalization range, but currently focuses its investments in mid- and large-capitalization companies. The portfolio does not concentrate 25% or more of its assets in any one industry. The foreign securities the portfolio can buy include stocks and other equity securities of companies organized under the laws of a foreign country or companies that have a substantial portion of their operations or assets abroad, or derive a substantial portion of their revenue or profits from businesses, investments, or sales outside the United States. Foreign securities include securities traded primarily on foreign securities exchanges, or in the foreign over-the-counter market. The portfolio may purchase American Depositary Shares as part of American Depositary Receipt issuances, which are negotiable certificates traded on a U.S. exchange issued by a U.S. bank representing a specified number of shares in a foreign stock. The portfolio can also buy debt securities. The portfolio normally does not intend to invest more than 5% of its total assets in debt securities. The portfolio’s investments include common stocks of foreign and domestic companies that the sub-adviser believes have growth potential. The portfolio may also invest in other equity instruments such as preferred stocks, warrants and securities convertible into common stocks. The portfolio may invest in derivative instruments, including options, futures, and forward contracts. The portfolio can buy and sell hedging instruments (forward contracts, futures contracts and put and call options). The portfolio is not required to allocate its investments in any set percentages in any particular country. The portfolio normally will invest in at least three countries (one of which may be the United States). The portfolio may invest up to 15% of its assets in illiquid or restricted securities. The portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, convertible securities, credit, currency, derivative instruments, focused investing, foreign investments/developing and emerging markets, interest rate, liquidity, market, market capitalization, other investment companies, over-the-counter investments, securities lending, and special situations.

Underlying Fund: ING PIMCO High Yield Portfolio

Investment Adviser: Directed Services LLC

Sub-Adviser: Pacific Investment Management Company LLC

Investment Objective: Maximize total return, consistent with preservation of capital and prudent investment management.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of high-yield securities (“junk bonds”) rated below investment-grade by Moody’s Investors Service, Inc., Standard and Poor’s Ratings Services, or Fitch Ratings, or if unrated, determined to be of comparable quality, subject to a maximum of 20% of total assets in Caa or below by Moody’s Investors Service, Inc or equivalently rated by S&P or Fitch, or if unrated, determined by the sub-adviser to be of comparable quality. The remainder of assets may be invested in investment-grade debt instruments. The portfolio may invest up to 20% in non-U.S. dollar-denominated securities and without limit in U.S. dollar-denominated foreign issuers and up to 15% of its total assets in emerging markets. The portfolio may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Foreign currency exposure (from non-U.S.

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued) dollar-denominated securities or currencies) normally will be limited to 20% of the portfolio’s total assets. The portfolio may invest in debt instruments including: securities issued or guaranteed by the U.S. government, its agencies or government-sponsored enterprises; corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or “indexed” securities and event-linked bonds; bank capital and trust preferred securities; loan participations and assignments; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits and bankers’ acceptances; repurchase agreements on debt instruments and reverse repurchase agreements on debt instruments; debt instruments issued by state or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies, and government-sponsored enterprises; obligations of international agencies or supranational entities. The portfolio may engage in short sales and may invest up to 10% of its total assets in preferred stocks. The portfolio may invest all of its assets in derivative instruments such as options, futures contracts, or swap agreements. The portfolio may invest all of its assets in mortgage- or asset-backed securities. The portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as “buy backs” or “dollar rolls”). The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Bank instruments, call, company, convertible securities, credit, credit default swaps, currency, derivative instruments, foreign investments/developing and emerging markets, high-yield securities, inflation-indexed bonds, interest rate, leverage, liquidity, market, mortgage- and/or asset-backed securities, municipal obligations, other investment companies, prepayment and extension, securities lending, short sales, sovereign debt, U.S. government securities and obligations, and when issued and delayed delivery securities and forward commitments.

Underlying Fund: ING PIMCO Total Return Bond Portfolio

Investment Adviser: Directed Services LLC

Sub-Adviser: Pacific Investment Management Company LLC

Investment Objective: Maximize total return, consistent with preservation of capital and prudent investment management.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of debt instruments of varying maturities which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The average portfolio duration of the portfolio normally varies within two years (plus or minus) of the duration of the Barclays Capital U.S. Aggregate Bond Index. The portfolio may invest in debt instruments including: securities issued or guaranteed by the U.S. government, its agencies or government-sponsored enterprises; corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued both by governments and corporations; structured notes, including hybrid or “indexed” securities and event-linked bonds; bank capital and trust preferred securities; loan participations and assignments; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits and bankers’ acceptances; repurchase agreements on debt instruments and reverse repurchase agreements on debt instruments; debt securities issued by state or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies and government sponsored enterprises; and obligations of international agencies or supranational entities. The portfolio may invest in derivatives based on debt instruments, such as forwards, options, futures contracts, or swap agreements and engage in short sales. The portfolio may also invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements or in mortgage- or asset-backed securities. The portfolio may also invest up to 10% of its total assets in equity-related securities, such as convertible securities and preferred stocks. Invests primarily in investment-grade debt securities, but may invest up to 10% of its total assets in high-yield securities (“junk bonds”). The portfolio may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. Foreign currency exposure normally will be limited to 20% of the portfolio’s total assets. The portfolio may invest up to 15% of its total assets in securities and instruments that are economically tied

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued) to countries with emerging securities markets. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Bank instruments, call, company, convertible securities, credit, credit default swaps, currency, derivative instruments, foreign investments/developing and emerging markets, high-yield securities, inflation-indexed bonds, interest in loans, interest rate, leverage, liquidity, market, mortgage- and/or asset-backed securities, municipal obligations, other investment companies, prepayment and extension, securities lending, short sales, sovereign debt, and U.S. government securities and obligations.

PRIOR TO MAY 1, 2013

Underlying Fund: ING Pioneer Fund Portfolio

Investment Adviser: Directed Services LLC

Sub-Adviser: Pioneer Investment Management, Inc.

Investment Objective: Reasonable income and capital growth.

Main Investments: The portfolio invests in a broad group of carefully selected securities believed to be reasonably priced, rather than in securities whose prices reflect a premium resulting from their current market popularity. The portfolio invests predominantly in equity securities (including common stocks, convertible debt, and other equity instruments, such as exchange-traded funds that invest primarily in equity securities, equity interests in real estate investment trusts, depositary receipts, warrants, rights, and preferred stocks). The portfolio may invest up to 20% of its net assets in real estate investment trusts and up to 20% of its assets in foreign issuers. The portfolio does not count securities of Canadian issuers against the limit on investment in securities of non-U.S. issuers. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, convertible securities, currency, foreign investments, liquidity, market, market capitalization, other investment companies, real estate companies and real estate investment trusts, and securities lending.

AS OF MAY 1, 2013

Underlying Fund: ING Multi-Manager Large Cap Core Portfolio (formerly, ING Pioneer Fund Portfolio)

Investment Adviser: Directed Services LLC

Sub-Adviser: Columbia Management Investment Advisers, LLC and The London Company of Virginia, LLC d/b/a The London Company

Investment Objective: Reasonable income and capital growth.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of large-capitalization companies. Large-capitalization companies are companies with market capitalizations which fall within the range of companies in the S&P 500® Index at the time of purchase. The market capitalization of companies within the S&P 500 Index will change with market conditions. The portfolio generally invests in securities of U.S. issuers but may also invest up to 20% of its total assets in securities of foreign issuers. The portfolio may invest directly in foreign securities or indirectly through depositary receipts. The portfolio may invest in derivatives such as futures, forward contracts, options and swap contracts, including credit default swaps. The portfolio may use derivative instruments for both hedging and non-hedging purposes, including, for example, to produce incremental earnings, to hedge existing positions, to provide a substitute for a position in an underlying asset, to increase or reduce market or credit exposure, or to increase flexibility. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued)

Main Risks: Company, currency, derivative instruments, foreign investments, investment model, liquidity, market, other investment companies, and securities lending.

Underlying Fund: ING Pioneer High Yield Portfolio

Investment Adviser: Directed Services LLC

Sub-Adviser: Pioneer Investment Management, Inc.

Investment Objective: Maximize total return through income and capital appreciation.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in below investment-grade (high-yield) debt securities and preferred stocks. The portfolio may invest in high-yield securities of any rating, including securities where the issuer is in default or bankruptcy at the time of purchase. For purpose of satisfying the 80% requirement, the portfolio also may invest in derivative instruments that have economic characteristics similar to such high-yield debt securities and preferred stocks. The portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder, and real estate investment trusts. The portfolio invests in securities with a broad range of maturities, and its high-yield securities investments may be convertible into equity securities. The portfolio may invest in event-linked bonds, bank loans, and credit default swaps. The portfolio may invest more than 25% of its assets in the same market segment. The portfolio may invest in securities of Canadian issuers to the same extent as securities of U.S. issuers. The portfolio may invest up to 15% of its total assets in foreign securities (excluding Canadian issuers) including debt and equity securities of corporate issuers and debt securities of government issuers in developed and emerging markets. The portfolio may invest in investment-grade and below investment-grade convertible bonds and preferred stocks that are convertible into equity securities, mortgage-related securities including “sub-prime” mortgages and asset-backed securities, mortgage derivatives, and structured securities. The portfolio may also invest in equity securities of U.S. and non-U.S. issuers including common stocks, depositary receipts, warrants, rights, and other equity interests. The portfolio may use derivatives including, futures and options on securities, indices and currencies; forward foreign currency exchange contracts; and other derivatives, for hedging, but from time to time may use derivatives as a substitute for purchasing or selling securities or to increase the portfolio’s return. The portfolio may invest the remainder of its assets in securities with remaining maturities of less than one year, cash equivalents or may hold cash. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Call, company, convertible securities, credit, credit default swaps, currency, derivative instruments, floating rate loans, focused investing, foreign investments/developing and emerging markets, high-yield securities, interest rate, leverage, liquidity, market, mortgage- and/or asset-backed securities, other investment companies, prepayment and extension, real estate companies and real estate investment trusts, securities lending, sovereign debt, and zero-coupon bonds and pay-in-kind securities.

Underlying Fund: ING Pioneer Mid Cap Value Portfolio

Investment Adviser: Directed Services LLC

Sub-Adviser: Pioneer Investment Management, Inc.

Investment Objective: Capital appreciation.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of mid-capitalization companies (defined as those companies whose market values, at the time of purchase, do not exceed the greater of the market capitalization of the largest company included in the Russell Midcap® Value Index or the 3-year rolling average of the market capitalization of the largest company within the Russell Midcap® Value Index as measured at the end of the preceding month and are not less than the smallest company in the index). The equity securities in which the portfolio invests include common and preferred stocks, depositary receipts, convertible debt, and equity interests in real estate investment trusts. The portfolio may invest up to 25% of its total assets in equity securities and debt instruments of non-U.S. issuers. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued)

Main Risks: Company, convertible securities, credit, currency, foreign investments, interest rate, liquidity, market, mid-capitalization company, other investment companies, real estate companies and real estate investment trusts, securities lending, and value investing.

Underlying Fund: ING RussellTM Large Cap Growth Index Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Top 200® Growth Index (“Index”).

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies which are, at the time of purchase, included in the Index, convertible securities that are convertible into stocks included in the Index, other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components, and exchange-traded funds. Under normal market conditions, the portfolio invests all, or substantially all of its assets in these securities. The portfolio invests principally in common stocks and employs a “passive management” approach designed to track the performance of the Index. As of February 28, 2013, a portion of the Index was concentrated in the information technology sector. The portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the portfolio’s cash position. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, concentration, convertible securities, credit, derivative instruments, growth investing, index strategy, interest rate, liquidity, market, other investment companies, and securities lending.

Underlying Fund: ING RussellTM Large Cap Index Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Top 200® Index (“Index”).

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies which are, at the time of purchase, included in the Index, convertible securities that are convertible into stocks included in the Index, other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components, and exchange-traded funds. Under normal market conditions, the portfolio invests all, or substantially all of its assets in these securities. The portfolio invests principally in common stocks and employs a “passive management” approach designed to track the performance of the Index. As of February 28, 2013, portions of the Index were focused in the financials sector and in the information technology sector. The portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the portfolio’s cash position. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, convertible securities, credit, derivative instruments, focused investing, index strategy, interest rate, liquidity, market, other investment companies, and securities lending.

Underlying Fund: ING RussellTM Large Cap Value Index Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued)

Investment Objective: Investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Top 200® Value Index (“Index”).

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies which are, at the time of purchase, included in the Index, convertible securities that are convertible into stocks included in the Index, other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components, and exchange-traded funds. Under normal market conditions, the portfolio invests all, or substantially all of its assets in these securities. The portfolio invests principally in common stocks and employs a “passive management” approach designed to track the performance of the Index. As of February 28, 2013, a portion of the Index was concentrated in the financials sector and a portion of the Index was focused in the energy sector (including the oil, gas, and consumable fuels industry). The portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the portfolio’s cash position. The portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, concentration, convertible securities, credit, derivative instruments, focused investing, index strategy, interest rate, liquidity, market, other investment companies, securities lending, and value investing.

Underlying Fund: ING RussellTM Mid Cap Growth Index Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Midcap® Growth Index (“Index”).

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies which are, at the time of purchase, included in the Index, convertible securities that are convertible into stocks included in the Index, other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components, and exchange-traded funds. Under normal market conditions, the portfolio invests all, or substantially all of its assets in these securities. The portfolio invests principally in common stocks and employs a “passive management” approach designed to track the performance of the Index. As of February 28, 2013, a portion of the Index was concentrated in the consumer discretionary sector; and portions of the Index were focused in the industrials sector and the information technology sector. The portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the portfolio’s cash position. The portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, concentration, convertible securities, credit, derivative instruments, focused investing, growth investing, index strategy, interest rate, liquidity, market, mid-capitalization company, other investment companies, and securities lending.

Underlying Fund: ING RussellTM Mid Cap Index Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Midcap® Index (“Index”).

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies which are, at the time of purchase, included in the Index, convertible securities that are convertible into stocks included in the Index, other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components, and exchange-traded funds. Under normal market conditions, the portfolio invests all, or substantially all of its assets in these securities. The portfolio invests principally in common stocks and employs

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued) a “passive management” approach designed to track the performance of the Index. As of February 28, 2013, portions of the Index were focused in the consumer discretionary sector and the financials sector. The portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the portfolio’s cash position. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, convertible securities, credit, derivative instruments, focused investing, index strategy, interest rate, liquidity, market, mid-capitalization company, other investment companies, and securities lending.

Underlying Fund: ING RussellTM Small Cap Index Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell 2000® Index (“Index”).

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies which are, at the time of purchase, included in the Index, convertible securities that are convertible into stocks included in the Index, other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components, and exchange-traded funds. Under normal market conditions, the portfolio invests all, or substantially all of its assets in these securities. The portfolio invests principally in common stocks and employs a “passive management” approach designed to track the performance of the Index. As of February 28, 2013, portions of the Index were focused in the financials sector, the industrials sector, and the information technology sector. The portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the portfolio’s cash position. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, convertible securities, credit, derivative instruments, focused investing, index strategy, interest rate, liquidity, market, other investment companies, securities lending, and small-capitalization company.

Underlying Fund: ING Short Term Bond Fund

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Maximum total return.

Main Investments: The fund invests at least 80% of its net assets (plus borrowing for investment purposes) in a diversified portfolio of bonds or derivative instruments having economic characteristics similar to bonds. The average dollar-weighted maturity of the fund will not exceed 3 years. Because of the fund’s holdings in asset-backed, mortgage-backed, and similar securities, the fund’s average dollar-weighted maturity is equivalent to the average weighted maturity of the cash flows in the securities held by the fund given certain prepayment assumptions (also known as weighted average life). The fund invests in non-government issued debt securities, issued by companies of all sizes, rated investment-grade, but may also invest up to 10% of its total assets in high yield securities, (commonly referred to as “junk bonds”). The fund may also invest in: preferred stocks; U.S. government securities, securities of foreign governments, and supranational organizations; mortgage-backed and asset-backed debt securities; municipal bonds, notes, and commercial paper; and debt securities of foreign issuers. The fund may engage in dollar roll transactions and swap agreements, including credit default swaps. The fund may use options and futures contracts involving securities, securities indices and interest rates to hedge against market risk, to enhance returns, and as a substitute for taking a position in the underlying asset. In addition, private placements of debt securities (which are often restricted securities) are eligible for purchase along with other illiquid securities.

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued) The fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The fund may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Call, company, credit, credit default swaps, currency, derivative instruments, foreign investments, high-yield securities, interest rate, liquidity, market, mortgage- and/or asset-backed securities, municipal obligations, other investment companies, prepayment and extension, securities lending, sovereign debt, and U.S. government securities and obligations.

Underlying Fund: ING Small Company Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Growth of capital primarily through investment in a diversified portfolio of common stocks of companies with small market capitalizations.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of small-capitalization companies (defined as those included in Standard and Poor’s SmallCap 600 Index or the Russell 2000® Index, or if not included in either index, have market capitalizations that fall within the range of the market capitalizations of companies included in either index). The portfolio may invest in derivative instruments including, but not limited to, put and call options. The portfolio may also invest, to a limited extent, in foreign stock. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, currency, derivative instruments, foreign investments, investment model, liquidity, market, other investment companies, securities lending, and small-capitalization company.

Underlying Fund: ING SmallCap Opportunities Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Long-term capital appreciation.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in common stock of smaller, lesser-known U.S. companies. Smaller companies are those with market capitalizations that fall within the range of companies in the Russell 2000® Growth Index at the time of purchase. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 33% of its total assets.

Main Risks: Company, investment model, liquidity, market, other investment companies, securities lending, and small-capitalization company.

Underlying Fund: ING T. Rowe Price Capital Appreciation Portfolio

Investment Adviser: Directed Services LLC

Sub-Adviser: T. Rowe Price Associates, Inc.

Investment Objective: Over the long-term, a high total investment return, consistent with the preservation of capital and with prudent investment risk.

Main Investments: The portfolio invests among three asset classes: equity securities, debt instruments and money market instruments. The portfolio invests primarily in common stocks of established U.S. companies believed to have above-average potential for capital growth. Common stocks typically comprise at least half of the portfolio’s assets. The remaining assets may be invested in other securities, including convertibles, warrants, preferred stocks, corporate and government debt,

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued) futures, and options. Debt instruments and convertible bonds may often constitute a significant portion of the portfolio’s investment portfolio. The portfolio may purchase debt instruments of any maturity and credit quality. The portfolio may invest up to 25% of its assets in debt instruments that are rated below investment-grade or, if not rated, of equivalent quality (“junk bonds”) and bank loans. Up to 25% of the portfolio’s net assets may be invested in foreign equity securities. There is no limit on the portfolio’s investment in convertible securities. The portfolio may invest in futures, options, and call and put options. The portfolio may borrow securities. If there are remaining assets available for investment, the portfolio may invest the balance in any of the following money market instruments with remaining maturities not exceeding one year: (1) shares of the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund, internally managed money market funds of T. Rowe Price; (2) U.S. government obligations; (3) negotiable certificates of deposit, bankers’ acceptances, and fixed time deposits and other obligations of domestic banks that have more than $1 billion in assets and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation; (4) commercial paper rated at the date of purchase in the two highest rating categories by at least one rating agency; (5) repurchase agreements; and (6) U.S dollar and non-U.S. dollar currencies. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Asset allocation, bank instruments, call, company, convertible securities, credit, currency, derivative instruments, foreign investments, high-yield securities, interest in loans, interest rate, leverage, liquidity, market, market capitalization, other investment companies, securities lending, special situations, and U.S. government securities and obligations.

Underlying Fund: ING T. Rowe Price Diversified Mid Cap Growth Portfolio

Investment Adviser: Directed Services LLC

Sub-Adviser: T. Rowe Price Associates, Inc.

Investment Objective: Long-term capital appreciation.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies having market capitalization within the range of companies in the Russell Midcap® Growth Index or the Standard and Poor’s MidCap 400 Index at the time of purchase. The sub-adviser focuses on mid-size companies but may, on occasion, purchase stocks whose market capitalization is outside the capitalization range of mid-sized companies. Most of the portfolio’s investments will be in U.S. common stocks but may also invest in foreign stocks, futures, and forward foreign currency exchange contracts. The portfolio may also invest in shares of the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund. The portfolio may also invest in U.S. and foreign dollar denominated money market securities and U.S. and foreign dollar currencies. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, currency, derivative instruments, foreign investments, growth investing, investment model, liquidity, market, market capitalization, mid-capitalization company, other investment companies, securities lending, and special situations.

Underlying Fund: ING T. Rowe Price Equity Income Portfolio

Investment Adviser: Directed Services LLC

Sub-Adviser: T. Rowe Price Associates, Inc.

Investment Objective: Substantial dividend income as well as long-term growth of capital.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends. The portfolio may invest in convertible securities, warrants, preferred stocks, foreign securities, debt instruments, including high-yield debt securities and futures and options. The portfolio’s investments in a company may also be made through

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued) a privately negotiated note or loan, including loan participations and assignments. The portfolio may also invest in shares of the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund. The portfolio may also invest in U.S. and foreign dollar-denominated money market securities and U.S. dollar and non-U.S. dollar currencies. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Call, company, convertible securities, credit, currency, derivative instruments, dividend, foreign investments, high-yield securities, interest rate, liquidity, market, market capitalization, other investment companies, securities lending, and special situations.

Underlying Fund: ING T. Rowe Price Growth Equity Portfolio

Investment Adviser: Directed Services LLC

Sub-Adviser: T. Rowe Price Associates, Inc.

Investment Objectives: Long-term capital growth, and secondarily, increasing dividend income.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks. The portfolio concentrates its investments in growth companies. The portfolio may also purchase, to a limited extent, foreign stock, hybrid securities, futures, and forward foreign currency exchange contracts. The portfolio may have exposure to foreign currencies. Investment in foreign securities is limited to 30% of the portfolio’s assets. The portfolio may also invest in shares of the T. Rowe Price Reserve Investment Funds and T. Rowe Price Government Reserve Investment Fund. The portfolio may also invest in U.S. dollar and foreign dollar denominated money market securities and U.S. and foreign dollar currencies. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, currency, derivative instruments, foreign investments, growth investing, liquidity, market, market capitalization, other investment companies, securities lending, and special situations.

Underlying Fund: ING T. Rowe Price International Stock Portfolio

Investment Adviser: Directed Services LLC

Sub-Adviser: T. Rowe Price Associates, Inc.

Investment Objective: Long term growth of capital.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in stocks. The portfolio expects to invest substantially all of its assets in stocks outside the United States and to diversify broadly among developed and emerging countries throughout the world. The portfolio may invest in companies of any market capitalization, but focuses on large-sized companies and, to a lesser extent, medium-sized companies. While the portfolio invests primarily in common stocks, it may invest in other securities and may use futures, options and other derivatives and forward currency exhange contracts in keeping with its objective. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, currency, derivative instruments, foreign investments/developing and emerging markets, liquidity, market, market capitalization, other investment companies, and securities lending.

Underlying Fund: ING Templeton Foreign Equity Portfolio

Investment Adviser: Directed Services LLC

Sub-Adviser: Templeton Investment Counsel, LLC

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued)

Investment Objective: Long-term capital growth.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in foreign (non-U.S.) equity securities, including countries with emerging securities markets. Equity securities include common stocks, preferred stocks and convertible securities. The portfolio may also invest in depositary receipts. The portfolio may also have significant investments in one or more countries or in particular sectors, such as financial institutions or industrial companies. The portfolio may use derivative strategies. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, convertible securities, credit, currency, derivative instruments, focused investing, foreign investments/developing and emerging markets, interest rate, liquidity, market, market capitalization, other investment companies, and securities lending.

Underlying Fund: ING Templeton Global Growth Portfolio

Investment Adviser: Directed Services LLC

Sub-Adviser: Templeton Global Advisors Limited

Investment Objective: Capital appreciation. Current income is only an incidental consideration.

Main Investments: The portfolio invests mainly in equity securities, including common and preferred stocks and convertible securities, of companies located in a number of different countries anywhere in the world, including emerging markets. The portfolio also invests in depositary receipts and derivatives, including up to 5% of its total assets in options and swap agreements. The portfolio may invest up to 25% of its total assets in debt instruments of companies and governments located anywhere in the world. The portfolio may invest up to 15% of its net assets in equity-linked notes for hedging and investment purposes. The portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, convertible securities, credit, currency, derivative instruments, foreign investments/developing and emerging markets, growth investing, interest rate, liquidity, market, other investment companies, securities lending, and sovereign debt.

Underlying Fund: ING U.S. Bond Index Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Barclays Capital U.S. Aggregate Bond Index (“Index”).

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in investment-grade debt instruments, rated at least A by Moody’s Investors Service, Inc. or at least A by Standard & Poor’s Ratings Services, or of comparable quality if unrated which are, at the time of purchase, included in the Index, derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components, and exchange-traded funds. Under normal market conditions, the portfolio invests all, or substantially all of its assets in these securities. To Be Announced purchase commitments (“TBA”) shall be deemed included in the Index upon entering into the contract for the TBA if the underlying securities are included in the Index. The portfolio maintains a weighted average effective duration within one year on either side of the duration of the Index, which generally ranges between 3.5 and 6 years. The portfolio may also invest in futures and other derivatives as a substitute for the sale or purchase of debt securities in the Index and to provide fixed-income exposure to the portfolio’s cash position. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued)

Main Risks: Credit, derivative instruments, index strategy, interest rate, investment model, liquidity, mortgage- and/or asset-backed securities, other investment companies, prepayment and extension, securities lending, and U.S. government securities and obligations.

Underlying Fund: ING U.S. Stock Index Portfolio

Investment Adviser: Directed Services LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Total return.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies included in the S&P 500® Index (“Index”) or equity securities of companies that are representative of the Index (including derivatives). The portfolio invests principally in common stocks and employs a “passive management” approach designed to track the performance of the Index, which is denominated by stocks of large U.S. companies. The portfolio usually attempts to replicate the target index by investing all, or substantially all, of its assets in stocks that make up the Index. The portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the portfolio’s cash position. In the event that the portfolio’s market value is $50 million or less, in order to replicate investment in stocks listed on the Index, the sub-adviser may invest the entire amount of the portfolio’s assets in index futures, in exchange-traded funds, or in a combination of index futures and exchange-traded funds, subject to any limitation on the portfolio’s investments in such securities. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, derivative instruments, index strategy, liquidity, market, other investment companies, and securities lending.

MORE INFORMATION ABOUT PRINCIPAL RISKS THAT APPLY ONLY TO THE UNDERLYING FUNDS

The following are principal risks that apply only to the Underlying Funds:

Asset Allocation.  The success of an Underlying Fund’s strategy depends on the manager’s skill in allocating the Underlying Fund’s assets between equity securities, debt instruments, and/or money market instruments and in choosing investments within those categories. There is a risk that an Underlying Fund may allocate assets to an asset class that underperforms other asset classes.

Bank Instruments.  An Underlying Fund may invest in certificates of deposit, fixed-time deposits, bankers’ acceptances, and other debt and deposit-type obligations issued by banks. Although an Underlying Fund attempts to invest only with high-quality banking institutions, most banking institutions are dependent on other institutions to fulfill their obligations. As a result, changes in economic, regulatory, political conditions, or other events that affect the banking industry may have an adverse effect on the banking institutions in which an Underlying Fund invests or that serve as counterparties in transactions with the Underlying Fund.

Cayman Subsidiary.  The Cayman Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. An Underlying Fund relies on a private letter ruling from the Internal Revenue Service with respect to the investment in the Cayman Subsidiary. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of an Underlying Fund and/or the Cayman Subsidiary to operate as described in the Underlying Fund’s prospectus and the SAI and could adversely affect the Underlying Fund. The tax treatment of the Underlying Fund’s investments in the Cayman Subsidiary may be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the Internal Revenue Service that could affect whether income from such investments is “qualifying income” under Subchapter M of the Code, or otherwise affect the character, timing and/or amount of the Underlying Fund’s taxable income or any gains and distributions made by the Underlying Fund.

Concentration in Banking Industry.  As a result of an Underlying Fund “concentrating,” as that term is defined in the 1940 Act, its assets in securities related to a particular industry, the Underlying Fund may be subject to greater market fluctuations than a fund that has securities representing a broader range of investment alternatives. If securities of the particular industry as a group fall out of favor, an Underlying Fund could underperform funds that have greater industry

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued) diversification. When an Underlying Fund is concentrated in the banking industry, the risks include, but are not limited to, credit risk, interest rate risk, and regulatory risk. Banks and other financial institutions can be affected by such factors as downturns in the U.S. and foreign economies, the deterioration or failure of other financial institutions, and changes in banking or securities regulations. Changes in legislation in past years have increased competition in the industry. Interest rate changes can have a significant impact on the banking industry, particularly on banks that face exposure to credit losses.

Concentration in Natural Resources Industry.  As a result of an Underlying Fund “concentrating,” as that term is defined in the 1940 Act, its assets in securities related to a particular industry, an Underlying Fund may be subject to greater market fluctuations than a fund that has securities representing a broader range of investment alternatives. If securities of the particular industry as a group fall out of favor, an Underlying Fund could underperform funds that have greater industry diversification. Securities of companies involved in natural resources may be subject to broad price fluctuations, reflecting volatility of energy and basic materials’ prices and possible instability of supply of various natural resources. In addition, some companies may be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazards associated with natural resources, such as fire, drought, and increased regulatory and environmental costs. The production and marketing of natural resources may be affected by action and changes in governments.

Concentration in Real Estate Industry.  As a result of an Underlying Fund “concentrating,” as that term is defined in the 1940 Act, its assets in securities related to a particular industry, an Underlying Fund may be subject to greater market fluctuations than a fund that has securities representing a broader range of investment alternatives. If securities of the particular industry as a group fall out of favor, an Underlying Fund could underperform funds that have greater industry diversification. When an Underlying Fund is concentrated in the real estate industry, investments in issuers principally engaged in real estate, including real estate investment trusts, may subject the Underlying Fund to risks similar to those associated with the direct ownership of real estate including terrorist attacks, war or other acts that destroy real property. In addition these investments may be affected by such factors as falling real estate prices, rising interest rates or property taxes, high foreclosure rates, environmental problems, zoning changes, overbuilding, overall declines in the economy and the management skill and creditworthiness of the company. Real estate investment trusts may also be affected by tax and regulatory requirements.

Concentration in Technology Sector.  As a result of an Underlying Fund “concentrating,” as that term is defined in the 1940 Act, its assets in securities related to a particular industry, an Underlying Fund may be subject to greater market fluctuations than a fund that has securities representing a broader range of investment alternatives. If securities of the particular industry as a group fall out of favor, an Underlying Fund could underperform funds that have greater industry diversification. Some of the risks of investing in companies in the technology sector are that they may face special risks that their products or services may not prove to be commercially successful. Technology related companies are also strongly affected by worldwide scientific or technological developments. As a result, technology companies may be vulnerable to obsolescence of existing technology, expired patents, short product cycles, price competition, market saturation and new market entrants. Many technology companies are smaller companies that may have limited business lines and limited financial resources, making them highly vulnerable to business and economic risks. Such companies are also often subject to governmental regulation and may, therefore, be adversely affected by governmental policies. Last, securities of companies involved in the technology sector may be subject to broad price fluctuations.

Convertible Securities.  Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.

The value of a convertible security will normally fluctuate in some proportion to changes in the value of the underlying security because of the conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying security. A convertible security may also provide income and be subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk. In the event the issuer of a convertible security is unable to meet its financial obligations, declares bankruptcy, or becomes insolvent, an Underlying Fund could lose money. An Underlying Fund may be forced to convert a convertible security before it otherwise would do so, which may decrease the Underlying Fund’s returns.

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued)

Credit for Floating Rate Loan Funds.  The value of an Underlying Fund’s shares, and the Underlying Fund’s ability to pay dividends, is dependent upon the performance of the assets in its portfolio. Prices of an Underlying Fund’s investments can fall if the actual or perceived financial health of the borrowers on, or issuers of, such investments deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the borrower or issuer could be late in paying interest or principal, or could fail to pay altogether.

In the event a borrower fails to pay scheduled interest or principal payments on an investment held by an Underlying Fund, the Underlying Fund will experience a reduction in its income and a decline in the market value of such investment. This will likely reduce the amount of dividends paid by an Underlying Fund and likely lead to a decline in the net asset value of the Underlying Fund’s shares.

An Underlying Fund generally invests in floating rate loans that are senior in the capital structure of the borrower or issuer, and that are secured with specific collateral. Loans that are senior and secured generally involve less risk than unsecured or subordinated debt and equity instruments of the same borrower because the payment of principal and interest on senior loans is an obligation of the borrower that, in most instances, takes precedence over the payment of dividends or the return of capital to the borrower’s shareholders, and payments to bond holders; and because of the collateral supporting the repayment of the debt instrument. However, the value of the collateral may not equal an Underlying Fund’s investment when the debt instrument is acquired or may decline below the principal amount of the debt instrument subsequent to the Underlying Fund’s investment. Also, to the extent that collateral consists of stocks of the borrower, or its subsidiaries or affiliates, an Underlying Fund bears the risk that the stocks may decline in value, be relatively illiquid, or may lose all or substantially all of their value, causing the Underlying Fund’s investment to be undercollateralized. Therefore, the liquidation of the collateral underlying a floating rate loan in which an Underlying Fund has invested, may not satisfy the borrower’s obligation to the Underlying Fund in the event of non-payment of scheduled interest or principal, and the collateral may not be able to be readily liquidated.

In the event of the bankruptcy of a borrower or issuer, an Underlying Fund could experience delays and limitations on its ability to realize the benefits of the collateral securing the Underlying Fund’s investment. Among the risks involved in a bankruptcy are assertions that the pledge of collateral to secure a loan constitutes a fraudulent conveyance or preferential transfer that would have the effect of nullifying or subordinating an Underlying Fund’s rights to the collateral.

The Floating Rate Debt in which an Underlying Fund invests is generally rated lower than investment-grade credit quality, i.e. , rated lower than Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) or BBB- by Standard & Poor’s Ratings Services (“S&P”), or have been made to borrowers who have issued debt securities that are rated lower than investment-grade in quality or, if unrated, would be rated lower than investment-grade credit quality. An Underlying Fund’s investments in lower than investment-grade floating rate loans will generally be rated at the time of purchase between B3 and Ba1 by Moody’s and B- and BB+ by S&P or, if not rated, would be of similar credit quality. Investment decisions for an Underlying Fund will be based largely on the credit analysis performed by the sub-adviser, and not on rating agency evaluation. This analysis may be difficult to perform. Information about a loan and its borrower generally is not in the public domain. Many borrowers have not issued securities to the public and are not subject to reporting requirements under federal securities laws. Generally, however, borrowers are required to provide financial information to lenders and information may be available from other loan market participants or agents that originate or administer loans.

Deflation.  Deflation risk is the possibility that prices throughout the economy decline over time - the opposite of inflation. If inflation is negative, the principal and income of an inflation-protected bond will decline and could result in losses for a portfolio.

Demand for Loans.  The loan market, as represented by the S&P/LSTA Leveraged Loan Index, experienced significant growth in terms of number and aggregate volume of loans outstanding since the inception of the index in 1997. In 1997, the total amount of loans in the market aggregated less than $10 billion. By April of 2000, it had grown to over $100 billion, and by July of 2007 the market had grown to over $500 billion. The size of the market peaked in November of 2008 at $594 billion. During this period, the demand for loans and the number of investors participating in the loan market also increased significantly.

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued)

Since 2008, the market has contracted, characterized by limited new loan issuance and payoffs of outstanding loans. From the peak in 2008 through February 2012, the overall size of the loan market contracted by approximately 13%. The number of market participants also decreased during that period. Although the number of new loans being issued in the market in 2012 is increasing, there can be no assurance that the size of the loan market, and the number of participants, will return to earlier levels.

An increase in demand for loans may benefit a portfolio by providing increased liquidity for such loans and higher sales prices, but it may also adversely affect the rate of interest payable on such loans acquired by the portfolio and the rights provided to the portfolio under the terms of the applicable loan agreement, and may increase the price of loans that the portfolio wishes to purchase in the secondary market. A decrease in the demand for loans may adversely affect the price of loans in a portfolio’s portfolio, which could cause the portfolio’s net asset value to decline.

Dividend.  Companies that issue dividend yielding equity securities are not required to continue to pay dividends on such securities. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future.

Equity Securities Incidental to Investments in Loans.  The value of equity securities in which an Underlying Fund invests may be affected more rapidly, and to a greater extent, by company-specific developments and general market conditions. These risks may increase fluctuations in an Underlying Fund’s net asset value. An Underlying Fund may frequently possess material non-public information about a borrower as a result of its ownership of a loan of such borrower. Because of prohibitions on trading in securities of issuers while in possession of such information an Underlying Fund might be unable to enter into a transaction in a security of such a borrower when it would otherwise be advantageous to do so.

Floating Rate Loans.  The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans and many floating rate loans are subject to restrictions on resale.

Focused Investing.  To the extent that an Underlying Fund invests a substantial portion of its assets in a particular industry, sector, market segment, or geographical area, its investments will be sensitive to developments in that industry, sector, market segment, or geographical area. An Underlying Fund assumes the risk that changing economic conditions; changing political or regulatory conditions; or natural and other disasters affecting the particular industry, sector, market segment, or geographical area in which the Underlying Fund focuses its investments could have a significant impact on its investment performance and could ultimately cause the Underlying Fund to underperform, or be more volatile than, other funds that invest more broadly.

Foreign Investments for Floating Rate Loan Funds.  To the extent an Underlying Fund invests in debt instruments of borrowers in markets outside the United States, its share price may be more volatile than if it invested in debt instruments of borrowers in the U.S. market due to, among other things, the following factors: comparatively unstable political, social and economic conditions and limited or ineffectual judicial systems; comparatively small market sizes, making loans less liquid and loan prices more sensitive to the movements of large investors and more vulnerable to manipulation; governmental policies or actions, such as high taxes, restrictions on currency movements, replacement of currency, potential for default on sovereign debt, trade or diplomatic disputes, creation of monopolies, and seizure of private property through confiscatory taxation and expropriation or nationalization of company assets; incomplete, outdated, or unreliable information about borrowers due to less stringent market regulation and accounting standards; comparatively undeveloped markets and weak banking and financial systems; market inefficiencies, such as higher transaction costs, and administrative difficulties, such as delays in processing transactions; and fluctuations in foreign currency exchange rates, which could reduce gains or widen losses. In addition, foreign taxes could reduce the income available to distribute to shareholders, and special U.S. tax considerations could apply to foreign investments. Depositary receipts are subject to risks of foreign investments and might not always track the price of the underlying foreign security. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

Growth Investing.  Prices of growth stocks typically reflect high expectations for future company growth, and may fall quickly and significantly if investors suspect that actual growth may be less than expected. Growth companies typically lack any dividends that might cushion price declines. Growth stocks tend to be more volatile than value stocks, and may underperform the market as a whole over any given time period. Growth-oriented stocks typically sell at relatively high valuations as compared to other types of securities. Securities of growth companies may be more volatile than other

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued) stocks because they are more sensitive to investor perceptions of the issuing company’s growth potential, they usually invest a high portion of earnings in their business, and they may lack the dividends of value stocks that can cushion stock prices in a falling market. The market may not favor growth-oriented stocks or may not favor equities at all. In addition, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth. Historically, growth-oriented stocks have been more volatile than value-oriented stocks.

Interest in Loans.  The value and the income streams of interests in loans (including participation interests in lease financings and assignments in secured variable or floating rate loans) will decline if borrowers delay payments or fail to pay altogether. A large rise in interest rates could increase this risk. Although loans are generally fully collateralized when purchased, the collateral may become illiquid or decline in value. Many loans themselves carry liquidity and valuation risks.

Interest Rate for Floating Rate Loan Funds.  Changes in short-term market interest rates will directly affect the yield on the shares of an Underlying Fund whose investments are normally invested in Floating Rate Debt. If short-term market interest rates fall, the yield on an Underlying Fund’s shares will also fall. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on the Floating Rate Debt in an Underlying Fund’s portfolio, the impact of rising rates will be delayed to the extent of such lag. The impact of market interest rate changes on an Underlying Fund’s yield will also be affected by whether, and the extent to which, the Floating Rate Debt in the Underlying Fund’s portfolio is subject to floors on the LIBOR base rate on which interest is calculated for such loans (a “LIBOR floor”). So long as the base rate for a loan remains under the LIBOR floor, changes in short-term interest rates will not affect the yield on such loans. In addition, to the extent that the interest rate spreads on Floating Rate Debt in an Underlying Fund’s portfolio experience a general decline, the yield on the Underlying Fund’s shares will fall and the value of the Underlying Fund’s assets may decrease, which will cause the Underlying Fund’s net asset value to decrease. With respect to an Underlying Fund’s investments in fixed rate instruments, a rise in interest rates generally causes values to fall. The values of fixed rate instruments with longer maturities or duration are more sensitive to changes in interest rates. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase an Underlying Fund’s exposure to risks associated with rising interest rates.

Initial Public Offerings.  Initial Public Offerings (“IPOs”) and companies that have recently gone public have the potential to produce substantial gains for an Underlying Fund. However, there is no assurance that an Underlying Fund will have access to profitable IPOs or that IPOs in which the Underlying Fund invests will rise in value. Furthermore, the value of securities of newly public companies may decline in value shortly after the IPO. When an Underlying Fund’s asset base is small, the impact of such investments on the Underlying Fund’s return will be magnified. If an Underlying Fund’s assets grow, it is likely that the effect of the Underlying Fund’s investment in IPOs on the Underlying Fund’s return will decline.

Issuer Non-Diversification.  One or more of the Underlying Funds may be classified as a “non-diversified” investment company and, therefore, is subject to the risks of focusing investments in a small number of issuers, industries or foreign currencies, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Underlying Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than Underlying Funds that are “diversified.” Even though classified as non-diversified, an Underlying Fund may actually maintain a portfolio that is diversified with a large number of issuers. In such an event, the Underlying Fund would benefit less from appreciation in a single issuer than if it had greater exposure to that issuer.

Investment by Other Funds.  Various other mutual funds and/or funds-of-funds, including some ING funds, are allowed to invest in an Underlying Fund. In some cases, an Underlying Fund may serve as a primary or significant investment vehicle for a fund-of-fund. If the purchases, redemptions or rebalancing in these other funds result in large inflows or outflows of cash from the Underlying Fund, the Underlying Fund could be required to sell securities or invest cash at times, or in ways, that could hurt its performance, speed the realization of capital gains, or increase transaction costs. While it is very difficult to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, these transactions could also increase transaction costs or portfolio turnover. The adviser or sub-adviser will monitor transactions by the funds-of-funds and will attempt to minimize any adverse effects on an Underlying Fund and funds-of-funds as a result of these transactions. So long as an Underlying Fund accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued)

Investment Model.  Certain Underlying Funds invest based on a model implemented by the Underlying Fund’s manager. The manager’s proprietary model may not adequately address existing or unforeseen market factors or the interplay between such factors. The proprietary models used by an Underlying Fund’s manager to evaluate securities or securities markets are based on the manager’s understanding of the interplay of market factors and do not assure successful investment. The markets, or the price of individual securities, may be affected by factors not foreseen in developing the models.

Leverage.  Certain transactions and investment strategies may give rise to leverage. Such transactions and investment strategies include, among others: borrowing, dollar rolls, reverse repurchase agreements, loans of portfolio securities and the use of when-issued, delayed-delivery or forward-commitment transactions. The use of certain derivatives may also create leveraging risk. The use of leverage may increase an Underlying Fund’s expenses and increase the impact of an Underlying Fund’s other risks. The use of leverage may exaggerate any increase or decrease in the net asset value of an Underlying Fund. To mitigate leveraging risk, an Underlying Fund will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause an Underlying Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements resulting in increased volatility of returns. Leverage, including borrowing, may cause an Underlying Fund to be more volatile than if an Underlying Fund had not been leveraged.

Leverage for Floating Rate Loan Funds.  Certain transactions and investment strategies may give rise to leverage. Such transactions and investment strategies include, among others: borrowing and the use of forward-commitment transactions. The use of certain derivatives may also create leveraging risk. The use of leverage may increase an Underlying Fund’s expenses and increase the impact of the Underlying Fund’s other risks. The use of leverage may exaggerate any increase or decrease in the net asset value of an Underlying Fund. To mitigate leveraging risk, an Underlying Fund will segregate liquid assets or otherwise cover the Underlying Fund’s obligation under transactions such as reverse repurchase agreements, when issued and delayed delivery securities, and forward commitment transactions. The use of leverage may cause an Underlying Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements resulting in increased volatility of returns. Leverage, including borrowing, may cause an Underlying Fund to be more volatile than if the Underlying Fund had not been leveraged.

Limited Secondary Market for Floating Rate Loans.  Although the re-sale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or board of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated inter-dealer or inter-bank re-sale market.

Floating rate loans usually trade in large denominations. Trades can be infrequent and the market for floating rate loans may experience substantial volatility. In addition, the market for floating rate loans has limited transparency so that information about actual trades may be difficult to obtain. Accordingly, some of the floating rate loans in which an Underlying Fund invests will be relatively illiquid.

In addition, the floating rate loans in which an Underlying Fund invests may require the consent of the borrower and/or the agent prior to sale or assignment. These consent requirements can delay or impede an Underlying Fund’s ability to sell floating rate loans and can adversely affect the price that can be obtained. An Underlying Fund may have difficulty disposing of floating rate loans if it needs cash to repay debt, to fund redemptions, to pay dividends, to pay expenses or to take advantage of new investment opportunities.

These considerations may cause an Underlying Fund to sell floating rate loans at lower prices than it would otherwise consider to meet cash needs or cause the Underlying Fund to maintain a greater portion of its assets in money market instruments than it would otherwise, which could negatively impact performance. An Underlying Fund may seek to avoid the necessity of selling assets to meet redemption requests or liquidity needs by the use of borrowings. Such borrowings, even though they are for the purpose of satisfying redemptions or meeting liquidity needs and not to generate leveraged returns, nevertheless would produce leverage and the risks that are inherent in leverage. However, there can be no assurance that sales of floating rate loans at such lower prices can be avoided.

From time to time, the occurrence of one or more of the factors described above may create a cascading effect where the market for debt instruments (including the market for floating rate loans) first experiences volatility and then decreased liquidity. Such conditions, or other similar conditions, may then adversely affect the value of floating rate loans and other instruments, widening spreads against higher-quality debt instruments, and making it harder to sell floating rate loans at prices at which they have historically or recently traded, thereby further reducing liquidity. For example, during the

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued) global liquidity crisis in the second half of 2008, the average price of loans in the S&P/LSTA Leverage Loan Index declined by 32% (which included a decline of 3.06% on a single day) prior to rebounding substantially in 2009 and in early 2010. Declines in an Underlying Fund’s share price or other market developments (which could be more severe than these prior declines) may lead to increased redemptions, which could cause the Underlying Fund to have to sell floating rate loans and other instruments at disadvantageous prices and inhibit the ability of the Underlying Fund to retain its assets in the hope of greater stabilization in the secondary markets. In addition, these or similar circumstances could cause an Underlying Fund to sell its highest quality and most liquid floating rate loans and other investments in order to satisfy an initial wave of redemptions while leaving the Underlying Fund with a remaining portfolio of lower-quality and less liquid investments. In anticipation of such circumstances, an Underlying Fund may also need to maintain a larger portion of its assets in liquid instruments than usual. However, there can be no assurance that an Underlying Fund will foresee the need to maintain greater liquidity or that actual efforts to maintain a larger portion of assets in liquid investments would successfully mitigate the foregoing risks.

Liquidity for Floating Rate Loan Funds.  If a loan is illiquid, an Underlying Fund might be unable to sell the loan at a time when the Underlying Fund’s manager might wish to sell, thereby having the effect of decreasing the Underlying Fund’s overall level of liquidity. Further, as described in Valuation of Loans, the lack of an established secondary market may make it more difficult to value illiquid loans, which could result in floating rate loans being assigned values which prove to be higher than the amounts that an Underlying Fund ultimately realizes upon its actual sales of those loans. An Underlying Fund may make investments that become less liquid in response to market developments or adverse investor perception, including but not limited to, those circumstances described in Limited Secondary Market for Floating Rate Loans. An Underlying Fund could lose money if it cannot sell a loan at the time and price that would be most beneficial to the Underlying Fund.

Mid-Capitalization Company.  Investments in mid-capitalization companies may involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

Mortgage- and/or Asset-Backed Securities.  Defaults on or low credit quality or liquidity of the underlying assets of the asset-backed (including mortgage-backed) securities held by an Underlying Fund may impair the value of the securities. There may be limitations on the enforceability of any security interest granted with respect to those underlying assets. These securities also present a higher degree of prepayment and extension risk and interest rate risk than do other types of fixed-income securities. Because of prepayment risk and extension risk, small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain asset-backed securities. The value of longer-term securities generally changes more in response to changes in interest rates than shorter term securities.

During an economic downturn, the mortgages, commercial or consumer loans, trade or credit card receivables, installment purchase obligations, leases, or other debt obligations underlying an asset-backed security may experience an increase in defaults as borrowers experience difficulties in repaying their loans which may cause the valuation of such securities to be more volatile and may reduce the value of such securities. These risks are particularly heightened for investments in asset-backed securities that contain sub-prime loans which are loans made to borrowers with weakened credit histories and often have higher default rates.

Municipal Obligations.  The municipal market in which an Underlying Fund invests is volatile and can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities. Municipal revenue obligations are backed by the revenues generated from a specific project or facility and include industrial development bonds and private activity bonds. Private activity and industrial development bonds are dependent on the ability of the facility’s user to meet its financial obligations and the value of any real or personal property pledged as security for such payment. Many municipal securities are issued to finance projects relating to education, health care, transportation and utilities. Conditions in those sectors may affect the overall municipal market. In addition, municipal securities backed by current or anticipated revenues from a specific project or specific asset may be adversely affected by the discontinuance of the taxation supporting the project or asset or the inability to collect revenues for the project or from assets. If an issuer of a municipal security does not comply with applicable tax requirements, interest from the security may become taxable and the security could decline in value.

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued)

Over-the-Counter Investments.  Investments purchased over-the-counter (“OTC”), including securities and derivatives, can involve greater risks than securities traded on recognized stock exchanges. OTC securities are generally securities of smaller or newer companies that may have limited product lines and markets compared to larger companies. They also can have less management depth, more reliance on key personnel, and less access to capital and credit. OTC securities tend to trade less frequently and in lower volume, and as a result have greater liquidity risk. Many of the protections afforded to participants on some organized exchanges, such as the performance guarantee of an exchange clearing house, are not available in connection with OTC derivatives transactions. Additionally, OTC investments are generally purchased either directly from a dealer or in negotiated transactions with the issuer and as such may expose an Underlying Fund to counterparty risk.

Prepayment and Extension for Floating Rate Loans.  Prepayment risk is the risk that principal on a debt obligation may be repaid earlier than anticipated. Floating rate loans typically do not have call protection and may be prepaid partially or in full at any time without penalty. If a floating rate loan is prepaid, an Underlying Fund may realize proceeds that are less than the value that had been assigned to the loan and/or may be forced to reinvest the proceeds in assets with lower yields than the loan that was repaid. For an Underlying Fund’s fixed rate investments, prepayment risk is the risk that principal on mortgages or other loan obligations underlying a security may be repaid prior to the stated maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. Extension risk is the risk that an issuer will exercise its right to repay principal on a fixed rate obligation held by an Underlying Fund later than expected, which may decrease the value of the obligation and may prevent the Underlying Fund from investing expected repayment proceeds in securities paying yields higher than the yields paid by the securities that were expected to be repaid.

Risk Arbitraged Securities and Distressed Companies.  Risk arbitrage securities are securities of companies involved in restructurings (such as mergers, acquisitions, consolidations, liquidations, spin offs, or tender or exchange offers) or that a sub-adviser believes are cheap relative to an economically equivalent security of the same or another company. Distressed companies are companies that are, or are about to be, involved in reorganizations, financial restructurings or bankruptcy.

A merger, tender or exchange offer, or other corporate restructuring proposed at the time an Underlying Fund invests in risk arbitrage securities may not be completed on the terms or within the time frame contemplated, resulting in losses to the portfolio. Debt obligations of distressed companies typically are unrated, lower rated, in default, or close to default. Also, securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies.

Securities Lending.  Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that an Underlying Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that an Underlying Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

To generate additional income, an Underlying Fund may lend securities to financial institutions that are believed to be creditworthy by its adviser. When lending securities, an Underlying Fund will receive cash or U.S. government securities as collateral.

When an Underlying Fund lends its securities, it is responsible for investing the cash it receives as collateral from the borrower, and an Underlying Fund could incur losses in connection with the investment of such collateral, often referred to as “investment risk.” An Underlying Fund will minimize investment risk by limiting the investment of cash collateral to high quality instruments of short maturity.

An Underlying Fund may also lose money from the failure of a borrower to return a borrowed security in a timely manner, often referred to as “borrower default risk.” In the event of a borrower default, an Underlying Fund will be protected to the extent an Underlying Fund is able to exercise its rights in the collateral promptly and the value of such collateral is sufficient to purchase replacement securities. In addition, an Underlying Fund will be protected by its securities lending agent, which has agreed to indemnify the portfolio from losses resulting from borrower default.

Short Sales.  Short sales involve selling a security an Underlying Fund does not own in anticipation that the security’s price will decline. When an Underlying Fund sells a security short and the price of that security rises, it creates a loss for the Underlying Fund. Short sales create leverage and could increase the volatility of an Underlying Fund’s share price.

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued)

Short sales expose an Underlying Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Underlying Fund. When an Underlying Fund must purchase the security it borrowed in a short sale as prevailing market rates, the potential loss may be greater for a short sale than for a short sale “against the box.” A short sale “against the box” may be used to hedge against market risks when the sub-adviser believes that the price of a security may decline, causing the value of a security owned by an Underlying Fund or a security convertible into or exchangeable for such security, to decline. In such case, any future losses in an Underlying Fund’s long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities an Underlying Fund owns.

Small-Capitalization Company.  Investments in small-capitalization companies may involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volume typical on a national securities exchange.

Special Situations.  A “special situation” arises when, in a sub-adviser’s opinion, securities of a particular company will appreciate in value within a reasonable period because of unique circumstances applicable to the company. Special situations often involve much greater risk than is inherent in ordinary investment securities. Investments in special situation companies may not appreciate and an Underlying Fund’s performance could suffer if an anticipated development does not occur or does not produce the anticipated result.

U.S. Government Securities and Obligations.  U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored enterprises. U.S. government securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. Some U.S. government securities are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. These include direct obligations of the U.S. Treasury such as U.S. Treasury notes, bills and bonds, as well as indirect obligations including certain securities of the Government National Mortgage Association, the Small Business Administration, and the Farmers Home Administration, among others. Other U.S. government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury, including certain securities of the Federal Financing Bank, the Federal Home Loan Bank, and the U.S. Postal Service. Still other agencies and instrumentalities are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. government. These include securities issued by the Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation, and the Federal Farm Credit Bank, among others. Consequently, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. No assurance can be given that the U.S. government would provide financial support to such agencies if it is not obligated to do so by law. U.S. government securities may be subject to varying degrees of credit risk and all U.S. government securities may be subject to price declines due to changing interest rates. Securities directly supported by the full faith and credit of the U.S. government have less credit risk.

Valuation of Loans.  A portfolio values its assets daily. However, because the secondary market for floating rate loans is limited, it may be difficult to value loans. Reliable market value quotations may not be readily available for some loans and valuation of such loans may require more research than for liquid securities. In addition, elements of judgment may play a greater role in valuation of loans than for securities with a more developed secondary market because there is less reliable, objective market value data available. In addition, if a portfolio purchases a relatively large portion of a loan, the limitations of the secondary market may inhibit the portfolio from selling a portion of the loan and reducing its exposure to a borrower when the adviser or sub-adviser deems it advisable to do so. Even if a portfolio itself does not own a relatively large portion of a particular loan, the portfolio, in combination with other similar accounts under management by the same portfolio managers, may own large portions of loans. The combination of holdings could create similar risks if and when the portfolio managers decide to sell those loans. These risks could include, for example, the risk that the sale of an initial portion of the loan could be at a price lower than the price at which the loan was valued by a portfolio, the risk that the initial sale could adversely impact the price at which additional portions of the loan are sold, and the risk that the foregoing events could warrant a reduced valuation being assigned to the remaining portion of the loan still owned by the portfolio.

Value Investing.  Securities that appear to be undervalued may never appreciate to the extent expected. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued) and industrial production. The sub-adviser may be wrong in its assessment of a company’s value and the securities a portfolio holds may not reach their full values. A particular risk of a portfolio’s value approach is that some holdings may not recover and provide the capital growth anticipated or a security judged to be undervalued may actually be appropriately priced. The market may not favor value-oriented securities and may not favor equities at all. During those periods, a portfolio’s relative performance may suffer.

When Issued and Delayed Delivery Securities and Forward Commitments.  When issued securities, delayed delivery securities and forward commitments involve the risk that the security an Underlying Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party will not meet its obligation. If this occurs, an Underlying Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Zero-Coupon Bonds and Pay-in-Kind Securities.  Zero-coupon bonds and pay-in-kind securities may be subject to greater fluctuations in price from interest rate changes than conventional interest-bearing securities. An Underlying Fund may have to pay out the imputed income on zero-coupon bonds without receiving the actual cash currency. The values of interest-only and principal-only mortgage-related securities also are subject to prepayment risk and interest rate risks.

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PORTFOLIO HOLDINGS INFORMATION

Portfolio Holdings Information

A description of each Portfolio’s policies and procedures regarding the release of portfolio holdings information is available in the Portfolios’ SAI. Portfolio holdings information can be reviewed online at www.INGInvestment.com.

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MANAGEMENT OF THE PORTFOLIOS

The Investment Adviser

DSL, a Delaware limited liability company, serves as the investment adviser to each of the Portfolios. DSL has overall responsibility for the management of the Portfolios. DSL provides or oversees all investment advisory and portfolio management services for the Portfolios and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. DSL is registered with the SEC as an investment adviser and with Financial Industry Regulatory Authority (“FINRA”) as a broker-dealer.

The Adviser is an indirect, wholly-owned subsidiary of ING U.S., Inc. (“ING U.S.”). ING U.S. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries. As of the date of this Prospectus, ING U.S. is a wholly-owned subsidiary of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin, with operations in more than 40 countries.

In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including ING U.S., before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep must divest at least 25% of ING U.S. by the end of 2013, more than 50% by the end of 2014, and the remaining interest by the end of 2016 (such divestment, the “Separation Plan”).

On November 9, 2012, ING U.S. filed a Registration Statement on Form S-1 (the “Form S-1”) with the U.S. Securities and Exchange Commission (“SEC”) to register an initial public offering of ING U.S. common stock (the “IPO”). Following an IPO, ING Groep would likely continue to own a majority of the common stock of ING U.S. Subsequent to an IPO, ING Groep would likely sell its controlling ownership interest in ING U.S. over time. While the base case for the Separation Plan is the IPO, all options remain open and it is possible that ING Groep’s divestment of ING U.S. may take place by means of a sale to a single buyer or group of buyers. Notwithstanding the filing of the Form S-1, there can be no assurance that the IPO will occur.

It is anticipated that one or more of the transactions contemplated by the Separation Plan would result in the automatic termination of the existing advisory and sub-advisory agreements under which the Adviser and an affiliated sub-adviser provide services to each Portfolio. In order to ensure that the existing investment advisory and sub-advisory services can continue uninterrupted, the Board approved new advisory and sub-advisory agreements for the Portfolios, as applicable, in connection with the IPO. In addition, shareholders of ING Solution Aggressive Portfolio, ING Solution 2020 Portfolio, ING Solution 2030 Portfolio, ING Solution 2040 Portfolio, and ING Solution 2050 Portfolio, approved the new investment advisory and sub-advisory agreements prompted by the IPO, as well as any future advisory and sub-advisory agreements prompted by the Separation Plan that are approved by the Board and whose terms are not materially different from the current agreements. This means that shareholders may not have another opportunity to vote on a new agreement with the Adviser or an affiliated sub-adviser even if they undergo a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of ING U.S.

On March 18, 2013, shareholders of ING Solution Balanced Portfolio (formerly, ING Solution Growth Portfolio), ING Solution Conservative Portfolio, ING Solution Income Portfolio, ING Solution Moderately Aggressive Portfolio (formerly, ING Solution Aggressive Growth Portfolio), ING Solution Moderately Conservative Portfolio (formerly, ING Solution Moderate Portfolio), ING Solution 2015 Portfolio, ING Solution 2025 Portfolio, ING Solution 2035 Portfolio; ING Solution 2045 Portfolio and ING Solution 2055 Portfolio were sent a proxy statement asking them to approve new investment advisory and sub-advisory agreements prompted by the IPO, as well as any future advisory and sub-advisory agreements prompted by the Separation Plan that are approved by the Board and whose terms are not materially different from the current agreements. If this proposal is approved, shareholders may not have another opportunity to vote on a new agreement with the Adviser or an affiliated sub-adviser even if they undergo a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of ING U.S.

The Separation Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of ING U.S. and its subsidiaries, including the Adviser and affiliated entities that provide services to the Portfolios, and may cause, among other things, interruption of business operations or services, diversion of management’s attention from day-to-day operations, reduced access to capital, and loss of key employees or customers. The completion of the Separation Plan is expected to result in the Adviser’s loss of access to the resources of ING Groep, which could adversely

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MANAGEMENT OF THE PORTFOLIOS  (continued) affect its business. It is anticipated that ING U.S., as a stand-alone entity, may be a publicly held U.S. company subject to the reporting requirements of the Securities Exchange Act of 1934 as well as other U.S. government and state regulations, and subject to the risk of changing regulation.

During the time that ING Groep retains a majority interest in ING U.S., circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep by European and other authorities, may also affect ING U.S. A failure to complete the Separation Plan could create uncertainty about the nature of the relationship between ING U.S. and ING Groep, and could adversely affect ING U.S. and the Adviser and its affiliates. Currently, the Adviser and its affiliates do not anticipate that the Separation Plan will have a material adverse impact on their operations or the Portfolios and their operations.

DSL’s principal office is located at 1475 Dunwoody Drive, West Chester, PA 19380. As of December 31, 2012, DSL managed approximately $42.1 billion in registered investment company assets.

Management Fees

DSL receives an annual fee for its advisory services to the Portfolios based on the average daily net assets of each of the Portfolios.

The following table shows the aggregate annual management fee paid by each Portfolio for the most recent fiscal year as a percentage of that Portfolio’s average daily net assets.

Management Fees
ING Solution Income Portfolio[1]	0.10%
ING Solution 2015 Portfolio[1]	0.10%
ING Solution 2020 Portfolio[2]	0.10%
ING Solution 2025 Portfolio[1]	0.10%
ING Solution 2030 Portfolio[2]	0.10%
ING Solution 2035 Portfolio[1]	0.10%
ING Solution 2040 Portfolio[2]	0.10%
ING Solution 2045 Portfolio[1]	0.10%
ING Solution 2050 Portfolio[2]	0.10%
ING Solution 2055 Portfolio[1]	0.10%

1	On March 18, 2013, shareholders of the Portfolio were sent a proxy statement, which asked shareholders to approve a revision to each Portfolio’s Management Fee structure from 0.10% of the Portfolio’s average daily net assets to a “bifurcated” fee structure (the “Amended Fee Structure”), which would modify the fees payable to the Adviser as follows: 0.10% of the Portfolio’s average daily net assets invested in Underlying Funds within the ING Funds complex; and 0.30% of the Portfolio’s average daily net assets in direct investments which include, but are not limited to, exchange-traded funds; securities issued by non-investment company issuers, such as operating companies; and derivative instruments. There is no guarantee that shareholders will approve the Amended Fee Structure, in which case the Portfolio will continue to operate under the current fee structure. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Portfolio’s Prospectus which will be available on the Portfolio’s website at ww.INGFunds.com/vp/literature.

2	Effective April 30, 2013, each Portfolio’s Management Fee was revised to a “bifurcated fee” structure as follows: 0.10% of the Portfolio’s average daily net assets invested in Underlying Funds within the ING Funds complex; and 0.30% of the Portfolio’s average daily net assets in direct investments which include, but are not limited to, exchange-traded funds; securities issued by non-investment company issuers, such as operating companies; and derivative instruments.

For information regarding the basis for the Board’s approval of the investment advisory relationships, please refer to the Portfolios’ annual shareholder report dated December 31, 2012. For information regarding the basis for the Board’s approval of the investment sub-advisory relationships, please refer to the Portfolios’ semi-annual shareholder report to be dated June 30, 2013

The Adviser may act as a “manager-of-managers” for the Portfolios and may engage one or more sub-advisers to provide day to day management of the Portfolios. The Adviser may delegate to a sub-adviser the responsibility for investment management, subject to the Adviser’s oversight. The Adviser would be responsible for monitoring the investment program and performance of any sub-adviser of the Portfolios.

From time to time, the Adviser may also recommend the appointment of additional sub-advisers or replacement of non-affiliated sub-advisers to the Portfolios’ Board. It is not expected that DSL would normally recommend replacement of an affiliated sub-adviser as part of its oversight responsibilities. The Portfolios and the Adviser have received exemptive relief from the SEC to permit the Adviser, with the approval of Portfolios’ Board, to appoint an additional non-affiliated sub-adviser or

112

MANAGEMENT OF THE PORTFOLIOS  (continued) to replace an existing sub-adviser with a non-affiliated sub-adviser, as well as change the terms of a contract with a non-affiliated sub-adviser, without submitting the contract to a vote of Portfolios’ shareholders. The Portfolios will notify shareholders of any change in the identity of a sub-adviser of the Portfolios, the addition of a sub-adviser to the Portfolios, or any change in the terms of a contract with a non-affiliated sub-adviser. In this event, the names of the Portfolios and their investment strategies may also change.

ING Investment Management Co. LLC

ING Investment Management Co. LLC (“ING IM,” “Sub-Adviser,” or “Consultant”), a Delaware limited liability company, was founded in 1972 and is registered with the SEC as an investment adviser. ING IM is an indirect, wholly-owned subsidiary of ING U.S. and is an affiliate of ING Investments. ING IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. As noted earlier in the section of the Prospectus entitled “Key Portfolio Information,” ING IM serves as the Sub-Adviser for those Portfolios identified as the “Sub-Advised Portfolios” and as a Consultant for those Portfolios identified as the “Consultant Portfolios.” The principal office of ING IM is located at 230 Park Avenue, New York, New York 10169. As of December 31, 2012, ING IM managed approximately $66.3 billion in assets.

As the Consultant, ING IM provides strategic and tactical asset allocation services to the Consultant Portfolios. The Adviser has set up an Investment Committee that reviews the allocations of each Consultant Portfolio’s assets. The Investment Committee considers the annual recommendations of the Consultant, reviews their basis for arriving at these recommendations and determines the asset allocations for each Consultant Portfolio. The Investment Committee is responsible for the day-to-day management of each Consultant Portfolio. No member of the Investment Committee is solely responsible for making recommendations for portfolio purchases and sales or asset allocation recommendations. On March 18, 2013, shareholders of the Consultant Portfolios were sent a proxy statement, which asked shareholders to approve the appointment of ING IM as the Sub-Adviser. If shareholders approve this proposal, ING IM will become the Sub-Adviser to the Consultant Portfolios; however, the individuals listed as members of the Investment Committee will continue to be responsible for the day-to-day management of the Consultant Portfolios. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Consultant Portfolios’ website at www.INGFunds.com/vp/literature.

The following individuals are jointly responsible for the day-to-day management of all the Portfolios either as Portfolio Managers or Investment Committee Members:

Heather Hackett, CFA, Vice President, and Portfolio Manager/Committee Member, has been with ING IM since 2005 and is primarily responsible for outcome-oriented asset allocation products and customized portfolios for clients. She joined ING IM in 2005 as a portfolio specialist supporting the international equity and asset allocation teams. Prior to joining ING IM, Ms. Hackett was an analyst in the consulting group of Smith Barney.

Halvard Kvaale, CIMA, and Portfolio Manager/Committee Member, as well as Head of ING IM’s Manager Research and Selection within the Multi-Asset Strategies and Solutions Group, has been with ING since August 2012. Prior to joining ING, Mr. Kvaale was with Morgan Stanley Smith Barney Consulting Group from 2006 to 2012, most recently as managing director and head of their portfolio advisory services group. Prior to that, he served as the head of global manager research and fee-based advisory solutions at Deutsche Bank, and at Prudential Investments he managed the third party Consulting Programs as well as running the Investment Management Analysis Unit and the Senior Consulting Group.

Paul Zemsky, CFA, Portfolio Manager/Committee Member, and Chief Investment Officer of ING IM’s Multi-Asset Strategies. He joined ING IM in 2005 as head of derivative strategies.

Additional Information Regarding the Portfolio Managers/Committee Members

The SAI provides additional information about each portfolio manager’s/committee member’s compensation, other accounts managed by each portfolio manager/committee member, and each portfolio manager’s/committee member’s ownership of securities in the Portfolios.

Consulting Fee

The Adviser, not the Consultant Portfolios, pays the Consultant a consulting fee equal to the following percentages based on the aggregated assets of each Consultant Portfolio’s average daily net assets: 0.03% of the first $500 million; 0.025% of the next $500 million; 0.02% of the next $1 billion; and 0.01% of amounts over $2 billion.

113

MANAGEMENT OF THE PORTFOLIOS  (continued)

The Administrator

ING Funds Services, LLC (“Administrator”) serves as administrator to each Portfolio and receives an annual administrative services fee equal to 0.10% of each Portfolio’s average daily net assets.

The administrative services provided to each Portfolio includes acting as a liaison among the various service providers to the Portfolio, including the custodian, portfolio accounting agent, the Sub-Adviser/Consultant, and the insurance companies to which a Portfolio offers its shares. The Administrator also reviews the Portfolios for compliance with applicable legal requirements and monitors the Sub-Adviser/Consultant for compliance with requirements under applicable law and with the investment policies and restrictions of the Portfolios.

The Distributor

ING Investments Distributor, LLC (“Distributor”) is the principal underwriter and distributor of each Portfolio. It is a Delaware limited liability company with its principal offices at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258.

The Distributor is a member of the Financial Industry Regulatory Authority (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org or the Public Disclosure Hotline at 800-289-9999.

114

HOW SHARES ARE PRICED

The net asset value (“NAV”) per share for each class of the Portfolios is determined each business day as of the close of regular trading (“Market Close”) on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The Portfolios are open for business every day the NYSE is open. The NYSE is closed on all weekends and on all national holidays and Good Friday. Portfolio shares will not be priced on those days. The NAV per share of each class of the Portfolios is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding.

The NAV of the Portfolios is based upon the NAVs of the Underlying Funds. In general, assets of the Underlying Funds are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services. Shares of investment companies held by the Underlying Funds will generally be valued at the latest NAV reported by that investment company. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when the Portfolios’ or an Underlying Fund’s NAV is not calculated. As a result, the NAV of the Portfolios or an Underlying Fund may change on days when shareholders will not be able to purchase or redeem the Portfolios’ shares. When market quotations are not available or are deemed unreliable, a sub-adviser to an Underlying Fund will use a fair value for an asset that is determined in accordance with procedures adopted by an Underlying Fund’s board. The types of assets for which such fair value pricing might be required include, but are not limited to:

  Foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades likely would have changed by the time of the close of the NYSE, or the closing value is otherwise deemed unreliable;
  Securities of an issuer that has entered into a restructuring;
  Securities whose trading has been halted or suspended;
  Fixed-income securities that have gone into default and for which there are no current market value quotations; and
  Securities that are restricted as to transfer or resale.

Each Underlying Fund’s adviser or sub-adviser may rely on the recommendations of a fair value pricing service approved by an Underlying Fund’s board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. Each Underlying Fund’s adviser or sub-adviser will make such determinations in good faith in accordance with procedures adopted by the Underlying Fund’s board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that an Underlying Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which an Underlying Fund determines its NAV per share. Please refer to the prospectus for each Underlying Fund for an explanation of the circumstances under which an Underlying Fund will use fair value pricing and the effect of fair value pricing.

When your Variable Contract or Qualified Plan is buying shares of a Portfolio, it will pay the NAV that is next calculated after the order from the Variable Contract Holder or Qualified Plan Participant is received in proper form. When the Variable Contract Holder or Qualified Plan Participant is selling shares, it will normally receive the NAV that is next calculated after the order form is received from the Variable Contract Holder or Qualified Plan participant in proper form. Investments will be processed at the NAV next calculated after an order is received and accepted by a Portfolio or its designated agent. In order to receive that day’s price, your order must be received by Market Close.

115

HOW TO BUY AND SELL SHARES

Each Portfolio’s shares may be offered to insurance company separate accounts serving as investment options under Variable Contracts, Qualified Plans outside the separate account context, custodial accounts, certain investment advisers and their affiliates in connection with the creation or management of the Portfolios, other investment companies and other investors as permitted by the diversification and other requirements of section 817(h) of the Internal Revenue Code of 1986, as amended (the “Code”) and the underlying U.S. Treasury Regulations. Certain Portfolios may not be available as investment options in your Variable Contract, through your Qualified Plan or other investment company. Please refer to the prospectus for the appropriate insurance company separate account, investment company or your plan documents for information on how to direct investments in, or redemptions from, an investment option corresponding to one of the Portfolios and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolios’ behalf.

The Portfolios currently do not foresee any disadvantages to investors if a Portfolio serves as an investment option for Variable Contracts and it offers its shares directly to Qualified Plans and other permitted investors. However, it is possible that the interest of owners of Variable Contracts, Qualified Plans and other permitted investors, for which a Portfolio serves as an investment option, might at some time be in conflict because of differences in tax treatment or other considerations. The Board directed the Adviser to monitor events to identify any material conflicts between Variable Contract owners, Qualified Plans and other permitted investors and would have to determine what action, if any, should be taken in the event of such conflict. If such a conflict occurred, an insurance company participating in the Portfolio might be required to redeem the investment of one or more of its separate accounts from the Portfolio or a Qualified Plan, investment company or other permitted investor might be required to redeem its investment, which might force the Portfolio to sell securities at disadvantageous prices. The Portfolios may discontinue sales to a Qualified Plan and require plan participants with existing investments in the Portfolio to redeem those investments if the Qualified Plan loses (or in the opinion of the Adviser, is at risk of losing) its Qualified Plan status.

The Portfolios reserve the right to suspend the offering of shares or to reject any specific purchase order. The Portfolios may suspend redemptions or postpone payments when the NYSE is closed or when trading is restricted for any reason or under emergency circumstances as determined by the SEC.

Distribution Plan and Shareholder Service Plan

Each Portfolio has a Plan of Distribution pursuant to Rule 12b-1 (“Distribution Plan”) in accordance with Rule 12b-1 under the 1940 Act for the Class T shares. Under the Distribution Plan, each Portfolio makes payment at an annual rate of 0.50% of the Portfolio’s average daily net assets attributable to its Class T shares. The Distributor has agreed to waive 0.05% of the distribution fees through May 1, 2014. These payments are made to the Distributor on an ongoing basis as compensation for services the Distributor provides and expenses it bears in connection with the marketing and other fees to support the sale and distribution of the Class T shares of the Portfolios. Because these fees are paid out of a Portfolio’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

In addition, each Portfolio has a Shareholder Service Plan (“Service Plan”) for its Class T shares. The Service Plan allows the Company to enter into shareholder servicing agreements with insurance companies, broker dealers (including the Adviser) and other financial intermediaries that provide shareholder and administrative services relating to Class T shares of the Portfolios and their shareholders. Under the Service Plan, each Portfolio makes payments at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to each of its Class T shares. These payments are made to the Distributor in connection with personal services rendered to Portfolio shareholders and the maintenance of shareholders’ accounts.

Portfolio	Class T
ING Solution Income	0.75%
ING Solution 2015	0.75%
ING Solution 2020	0.75%
ING Solution 2025	0.75%
ING Solution 2030	0.75%
ING Solution 2035	0.75%
ING Solution 2040	0.75%
ING Solution 2045	0.75%

116

HOW TO BUY AND SELL SHARES  (continued)
Portfolio	Class T
ING Solution 2050	0.75%
ING Solution 2055	0.75%

117

FREQUENT TRADING - MARKET TIMING

The Portfolios are intended for long-term investment and not as short-term trading vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not purchase shares of a Portfolio. Shares of the Portfolios are primarily sold through omnibus account arrangements with financial intermediaries, as investment options for Variable Contracts issued by insurance companies, and as investment options for Qualified Plans. Each Portfolio reserves the right, in its sole discretion and without prior notice, to reject, restrict, or refuse purchase orders whether directly or by exchange, including purchase orders that have been accepted by a financial intermediary or that a Portfolio determines not to be in the best interest of the Portfolio.

The Portfolios rely on the financial intermediaries to monitor frequent, short-term trading within a Portfolio by their customers. You should review the materials provided to you by your financial intermediary, including, in the case of a Variable Contract, the prospectus that describes the contract, or in the case of a Qualified Plan, the plan documentation, for its policies regarding frequent, short-term trading. The Portfolios seek assurances from the financial intermediaries that they have procedures adequate to monitor and address frequent, short-term trading. There is, however, no guarantee that the procedures of the financial intermediaries will be able to curtail frequent, short-term trading activity.

The Portfolios believe that market timing or frequent, short-term trading in any account, including a Variable Contract or Qualified Plan account, is not in the best interest of the Portfolios or their shareholders. Due to the disruptive nature of this activity, it can adversely impact the ability of the Adviser or the Sub-Adviser (if applicable) to invest assets in an orderly, long-term manner. Frequent trading can disrupt the management of the Portfolios and raise their expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; lost opportunity costs; and large asset swings that decrease a Portfolio’s ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on a Portfolio’s performance.

Because some Underlying Funds invest in foreign securities they may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time an Underlying Fund computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Underlying Fund’s current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Underlying Funds based on such pricing discrepancies. This is often referred to as “price arbitrage.” Such price arbitrage opportunities may also occur in Underlying Funds which do not invest in foreign securities. For example, if trading in a security held by an Underlying Fund is halted and does not resume prior to the time the Underlying Fund calculates its NAV, such “stale pricing” presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, Underlying Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Underlying Funds have adopted fair valuation policies and procedures intended to reduce the Underlying Funds’ exposure to price arbitrage, stale pricing and other potential pricing discrepancies; however, to the extent that an Underlying Fund does not immediately reflect these changes in market conditions, short-term trading may dilute the value of the Underlying Funds’ shares, which negatively affects long-term shareholders.

Although the policies and procedures known to the Portfolios that are followed by the financial intermediaries that use the Portfolios and the monitoring by the Portfolios are designed to discourage frequent, short-term trading, none of these measures can eliminate the possibility that frequent, short-term trading activity in the Portfolios will occur. Moreover, decisions about allowing trades in the Portfolios may be required. These decisions are inherently subjective, and will be made in a manner that is in the best interest of a Portfolio’s shareholders.

118

PAYMENTS TO FINANCIAL INTERMEDIARIES

ING mutual funds may be offered as investment options in Variable Contracts issued by affiliated and non-affiliated insurance companies and in Qualified Plans. Fees derived from a Portfolio’s Distribution and/or Service Plans (if applicable) may be paid to insurance companies, broker-dealers and companies that service Qualified Plans for selling the Portfolio’s shares and/or for servicing shareholder accounts. In addition, a Portfolio’s Adviser, Distributor, Administrator or their affiliated entities, out of their own resources and without additional cost to the Portfolio or its shareholders, may pay additional compensation to these insurance companies, broker-dealers, or companies that service Qualified Plans. The Adviser, Distributor, Administrator, or affiliated entities of a Portfolio may also share their profits with affiliated insurance companies or other ING entities through inter-company payments.

For non-affiliated insurance companies and Qualified Plans, payments from a Portfolio’s Distribution and/or Service Plans (if applicable) as well as payments (if applicable) from the Portfolio’s Adviser and/or Distributor generally are based upon an annual percentage of the average net assets held in the Portfolio by those companies. A Portfolio’s Adviser and Distributor may make payments for administrative, record keeping, or other services that insurance companies or Qualified Plans provide to facilitate investment in the Portfolio. These payments as well as payments from a Portfolio’s Distribution and/or Service Plans (if applicable) may also provide incentive for insurance companies or Qualified Plans to make the Portfolio available through Variable Contracts or Qualified Plans, and thus they may promote the distribution of the shares of the Portfolio.

As of the date of this Prospectus, the Distributor has entered into agreements with the following non-affiliated insurance companies: Zürich Kemper Life Insurance Company; Symetra Life Insurance Company; and First Fortis Life Insurance Company. Fees payable under these agreements are at annual rates that range from 0.15% to 0.25%. This is computed as a percentage of the average aggregate amount invested in a Portfolio by Variable Contract holders through the relevant insurance company’s Variable Contracts.

The insurance companies issuing Variable Contracts or Qualified Plans that use a Portfolio as investment options may also pay fees to third parties in connection with distribution of the Variable Contracts and for services provided to Variable Contract owners. Entities that service Qualified Plans may also pay fees to third parties to help service the Qualified Plans or the accounts of their participants. A Portfolio, the Adviser, and the Distributor are not parties to these arrangements. Variable Contract owners should consult the prospectus and statement of additional information for their Variable Contracts for a discussion of these payments and should consult with their agent or broker. Qualified Plan participants should consult with their pension servicing agent.

Ultimately, the agent or broker selling the Variable Contract to you could have a financial interest in selling you a particular product to increase the compensation they receive. Please make sure you read fully each prospectus and discuss any questions you have with your agent or broker.

119

DIVIDENDS, DISTRIBUTIONS, AND TAXES

Dividends and Distributions

Each Portfolio declares and pays dividends from net investment income at least annually. Each Portfolio will also pay distributions from net realized capital gains, reduced by available capital losses, at least annually. All dividends and capital gain distributions will be automatically reinvested in additional shares of the Portfolios at the NAV of such shares on the payment date unless a participating insurance company’s separate account is permitted to hold cash and elects to receive payment in cash. From time to time, a portion of a Portfolio’s distributions may constitute a return of capital.

To comply with federal tax regulations, the Portfolios may also pay an additional capital gains distribution.

Tax Matters

Holders of Variable Contracts should refer to the prospectus for their contracts for information regarding the tax consequences of owning such contracts and should consult their tax advisers before investing.

Each Portfolio intends to qualify as a regulated investment company (“RIC”) for federal income tax purposes by satisfying the requirements under Subchapter M of the Code, including requirements with respect to diversification of assets, distribution of income and sources of income. As a RIC, a Portfolio generally will not be subject to tax on its net investment company taxable income and net realized capital gains that it distributes to its shareholders.

Each Portfolio also intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for Variable Contracts so that owners of these contracts should not be subject to federal tax on distributions of dividends and income from a Portfolio to the insurance company’s separate accounts.

Since the sole shareholders of the Portfolios will be separate accounts or other permitted investors, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the policies, see the attached prospectus for the policy.

See the SAI for further information about tax matters.

THE TAX STATUS OF YOUR INVESTMENT IN A PORTFOLIO DEPENDS UPON THE FEATURES OF YOUR VARIABLE CONTRACT. FOR FURTHER INFORMATION, PLEASE REFER TO THE PROSPECTUS FOR THE VARIABLE CONTACT.

120

INDEX DESCRIPTIONS

The Barclays Capital U.S. Aggregate Bond (“BCAB”) Index is a widely recognized, unmanaged index of publicly issued, investment-grade U.S. Government, mortgage-backed, asset-backed, and corporate debt securities.

The Dow Jones-UBS (“DJ-UBS”) Commodity Index Total ReturnSM is composed of commodities traded on U.S. exchanges, with the exception of aluminum, nickel, and zinc, which trade on the London Metal Exchange.

EURO STOXX 50® Index is Europe’s leading Blue-Chip index for the Eurozone, provides a Blue-Chip representation of supersector leaders in the Eurozone. The index covers 50 stocks from 12 Eurozone countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal, and Spain.

The Financial Times Stock Exchange (“FTSE”) 100 Index® is a share index of the 100 most capitalized United Kingdom companies listed on the London Stock Exchange.

The MSCI - Europe, Australasia, and Far East® (“MSCI EAFE® ”) Index is an unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia, and the Far East.

The MSCI Emerging Markets IndexSM is an unmanaged index that measures the performance of securities listed on exchanges in developing nations throughout the world.

The Russell 1000® Index is an unmanaged comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies.

The Russell 1000® Growth Index is an unmanaged index that measures the performance of those companies in the Russell 1000® Index with higher than average price-to-book ratio and forecasted growth. The index returns reflect no deductions for fees, expenses or taxes.

The Russell 1000® Value Index is an unmanaged index that measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-value ratios and higher forecasted growth values.

The Russell 2000® Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000® Index. The Russell 3000® Index is an unmanaged index that measures the performance of 3,000 U.S. companies based on total market capitalization.

The Russell 3000® Index is a broad-based, market capitalization weighted index that represents approximately 98% of the investable U.S. equity market.

The Russell Midcap® Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000® Index.

The Russell Midcap® Growth Index is an unmanaged index that measures the performance of those companies included in the Russell Midcap® Index with relatively higher price-to-book ratio and higher forecasted growth values.

The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Top 200 Index® is an unmanaged index that measures the performance of the 200 largest companies in the Russell 1000® Index, which together represent approximately 69% of the total market capitalization of the Russell 1000® Index.

The Russell Top 200® Growth Index measures the performance of the especially large cap segment of the U.S. equity universe represented by stocks in the largest 200 by market cap that exhibit growth characteristics. It includes Russell Top 200 Index companies with higher price-to-book ratios and higher growth values.

The Russell Top 200® Value Index measures the performance of the especially large cap segment of the U.S. equity universe represented by stocks in the largest 200 by market cap that exhibit value characteristics. It includes Russell Top 200 companies with lower price-to-book ratios and lower forecasted growth values.

The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

121

INDEX DESCRIPTIONS  (continued)

The Standard and Poor’s (“S&P”) MidCap 400 Index is an unmanaged index that measures the performance of the mid-size company segment of the U.S. market.

The Standard and Poor’s (“S&P”) SmallCap 600 Index is an unmanaged index used to measure stock market performance composed of companies with an average market value of approximately $630 million.

The Standard and Poor’s (“S&P”) Target Risk Aggressive Growth Index seeks to emphasize exposure to equity securities, maximizing opportunities for long-term capital accumulation. It may include small allocations in fixed-income securities to enhance portfolio efficiency.

The Standard and Poor’s (“S&P”) Target Risk Conservative Index seeks to emphasize exposure to fixed income in order to produce a current income stream and avoid excessive volatility of returns. Equity securities are included to protect long-term purchasing power.

The Standard and Poor’s (“S&P”) Target Risk Growth Index is a broad-based index that seeks to measure the performance of an asset allocation strategy targeted to a growth-focused risk profile. The index is fully investable, with varying levels of exposure to equities and fixed-income through a family of exchange-traded funds. The index offers increased exposure to equities, while also using some fixed-income exposure to diversify risk.

The Standard and Poor’s (“S&P”) Target Risk Moderate Index seeks to measure the performance of an asset allocation strategy targeted to a moderate risk profile.

The Standard and Poor’s (“S&P”) Target Date Retirement Income Index seeks to represent asset allocations which target an immediate retirement horizon.

The Standard and Poor’s (“S&P”) Target Date 2015 Index seeks to represent the market consensus for asset allocations which target an approximate 2015 retirement horizon.

The Standard and Poor’s (“S&P”) Target Date 2020 Index seeks to represent the market consensus for asset allocations which target an approximate 2020 retirement horizon.

The Standard and Poor’s (“S&P”) Target Date 2025 Index seeks to represent the market consensus for asset allocations which target an approximate 2025 retirement horizon.

The Standard and Poor’s (“S&P”) Target Date 2030 Index seeks to represent the market consensus for asset allocations which target an approximate 2030 retirement horizon.

The Standard and Poor’s (“S&P”) Target Date 2035 Index seeks to represent the market consensus for asset allocations which target an approximate 2035 retirement horizon.

The Standard and Poor’s (“S&P”) Target Date 2040 Index seeks to represent the market consensus for asset allocations which target an approximate 2040 retirement horizon.

The Standard and Poor’s Target Date (“S&P”) Target Date 2045 Index seeks to represent the market consensus for asset allocations which target an approximate 2045 retirement horizon.

The Tokyo Stock Price (“TOPIX”) Index® is a capitalization-weighted index of all firms that are considered to be under the large firms or “first section” on the Tokyo Stock Exchange.

122

FINANCIAL HIGHLIGHTS

The following financial highlights are intended to help you understand each Portfolio’s Class T shares’ financial performance for the past five years or, if shorter, the period of the share class’ operations. Certain information reflects financial results for a single share. The total returns represent the rate that an investor would have earned (or lost) on an investment in a share of the Portfolios (assuming reinvestment of all dividends and distributions). This information has been derived from the Portfolios’ financial statements that were audited by KPMG LLP, an independent registered public accounting firm. The report of KPMG LLP, along with the financial statements included in the annual shareholder report dated December 31, 2012, are incorporated herein by reference.

123

FINANCIAL HIGHLIGHTS  (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments, if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(4)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING Solution Income Portfolio
Class T
12-31-12	10.70	0.19•	0.80	0.99	0.40	—	—	0.40	—	11.29	9.29	0.95	0.82	0.82	1.69	259	71
12-31-11	11.03	0.33•	(0.34)	(0.01)	0.32	—	—	0.32	—	10.70	0.03	0.87	0.82	0.82	2.98	210	75
12-31-10	10.42	0.30•	0.61	0.91	0.30	—	—	0.30	—	11.03	8.95	0.87	0.82	0.82	2.83	432	64
12-31-09	9.34	0.28•	1.26	1.54	0.42	0.04	—	0.46	—	10.42	16.85	0.87	0.82	0.82	2.93	505	70
12-31-08	11.54	0.31•	(2.25)	(1.94)	0.08	0.18	—	0.26	—	9.34	(17.14)	0.87	0.82	0.82	2.89	623	84
ING Solution 2015 Portfolio
Class T
12-31-12	10.60	0.16•	0.99	1.15	0.40	—	—	0.40	—	11.35	10.98	0.95	0.82	0.82	1.42	2,256	63
12-31-11	11.04	0.28•	(0.42)	(0.14)	0.30	—	—	0.30	—	10.60	(1.12)	0.87	0.82	0.82	2.55	2,100	74
12-31-10	10.17	0.24•	0.83	1.07	0.20	—	—	0.20	—	11.04	10.65	0.87	0.82	0.82	2.30	2,529	61
12-31-09	8.70	0.18•	1.69	1.87	0.31	0.09	—	0.40	—	10.17	21.79	0.87	0.82	0.82	1.95	2,517	60
12-31-08	12.28	0.27	(3.54)	(3.27)	0.08	0.23	—	0.31	—	8.70	(27.17)	0.87	0.82	0.82	2.27	2,615	59
ING Solution 2020 Portfolio
Class T
12-31-12	10.84	0.13	1.12	1.25	0.11	0.21	—	0.32	—	11.77	11.53	46.11	0.82	0.82	1.11	4	72
10-03-11(5) - 12-31-11	10.00	0.08	0.76	0.84	—	—	—	—	—	10.84	8.40	0.87	0.82	0.82	3.11	3	15
ING Solution 2025 Portfolio
Class T
12-31-12	10.49	0.11•	1.24	1.35	0.16	—	—	0.16	—	11.68	12.95	0.95	0.82	0.82	0.93	2,737	65
12-31-11	11.06	0.19•	(0.58)	(0.39)	0.18	—	—	0.18	—	10.49	(3.44)	0.87	0.82	0.82	1.71	3,256	71
12-31-10	9.89	0.16	1.14	1.30	0.13	—	—	0.13	—	11.06	13.28	0.87	0.82	0.82	1.65	6,215	56
12-31-09	8.10	0.13	1.89	2.02	0.22	0.01	—	0.23	—	9.89	25.14	0.87	0.82	0.82	1.48	5,399	51
12-31-08	12.72	0.16•	(4.41)	(4.25)	0.06	0.31	—	0.37	—	8.10	(34.18)	0.87	0.82	0.82	1.45	4,423	62
ING Solution 2030 Portfolio
Class T
12-31-12	11.05	0.09	1.38	1.47	0.10	0.33	—	0.43	—	12.09	13.25	42.59	0.82	0.82	0.74	4	76
10-03-11(5) - 12-31-11	10.00	0.07	0.98	1.05	—	—	—	—	—	11.05	10.50	0.87	0.82	0.82	2.61	3	11
See Accompanying Notes to Financial Highlights

124

FINANCIAL HIGHLIGHTS  (continued) Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments, if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(4)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING Solution 2035 Portfolio
Class T
12-31-12	10.63	0.07•	1.47	1.54	0.15	—	—	0.15	—	12.02	14.59	0.95	0.82	0.82	0.61	2,561	58
12-31-11	11.33	0.15•	(0.73)	(0.58)	0.12	—	—	0.12	—	10.63	(5.06)	0.87	0.82	0.82	1.30	2,927	71
12-31-10	10.02	0.12	1.27	1.39	0.08	—	—	0.08	—	11.33	14.04	0.87	0.82	0.82	1.18	3,998	56
12-31-09	7.98	0.09•	2.11	2.20	0.15	0.01	—	0.16	—	10.02	27.73	0.87	0.82	0.82	1.10	3,618	46
12-31-08	13.18	0.09•	(4.89)	(4.80)	0.05	0.35	—	0.40	—	7.98	(37.30)	0.87	0.82	0.82	0.78	2,979	62
ING Solution 2040 Portfolio
Class T
12-31-12	11.22	0.05	1.58	1.63	0.08	0.34	—	0.42	—	12.43	14.56	45.20	0.82	0.82	0.43	4	64
10-03-11(5) - 12-31-11	10.00	0.05	1.17	1.22	—	—	—	—	—	11.22	12.20	0.87	0.82	0.82	2.06	3	10
ING Solution 2045 Portfolio
Class T
12-31-12	10.63	0.02•	1.57	1.59	0.12	—	—	0.12	—	12.10	14.98	0.95	0.82	0.82	0.21	936	50
12-31-11	11.35	0.11•	(0.75)	(0.64)	0.08	—	—	0.08	—	10.63	(5.63)	0.87	0.82	0.82	0.98	1,367	77
12-31-10	9.95	0.09	1.36	1.45	0.05	—	—	0.05	—	11.35	14.68	0.87	0.82	0.82	0.83	2,329	40
12-31-09	7.88	0.07	2.21	2.28	0.14	0.07	—	0.21	—	9.95	29.26	0.87	0.82	0.82	0.80	2,142	36
12-31-08	13.62	0.10	(5.44)	(5.34)	0.04	0.36	—	0.40	—	7.88	(40.12)	0.87	0.82	0.82	0.73	1,712	57
ING Solution 2050 Portfolio
Class T
12-31-12	11.22	0.04	1.60	1.64	0.08	0.36	—	0.44	—	12.42	14.65	42.01	0.82	0.82	0.36	4	59
10-03-11(5) - 12-31-11	10.00	0.05	1.17	1.22	—	—	—	—	—	11.22	12.20	0.87	0.82	0.82	2.03	3	12
ING Solution 2055 Portfolio
Class T
12-31-12	10.65	0.06•	1.52	1.58	0.05	0.12	—	0.17	—	12.06	14.95	0.97	0.82	0.82	0.54	12	55
12-31-11	11.31	0.11	(0.74)	(0.63)	0.00*	0.03	—	0.03	—	10.65	(5.56)	0.87	0.82	0.82	0.94	7	81
03-08-10(5) - 12-31-10	10.02	0.09	1.20	1.29	—	—	—	—	—	11.31	12.87	0.87	0.82	0.82	1.08	6	33

See Accompanying Notes to Financial Highlights
125

ACCOMPANYING NOTES TO FINANCIAL HIGHLIGHTS

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.

(3)	Expense ratios do not include expenses of underlying funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

(4)	Expense ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by an Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(5)	Commencement of operations.

•	Calculated using average number of shares outstanding throughout the period.

*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

126

TO OBTAIN MORE INFORMATION
You’ll find more information about the Portfolios in our:

ANNUAL/SEMI-ANNUAL SHAREHOLDER REPORTS
In the Portfolios’ annual/semi-annual shareholder reports, you will find a discussion of the recent market conditions and principal investment strategies that significantly affected the Portfolios’ performance during the last fiscal year, the financial statements and the independent registered public accounting firm’s reports (in the annual shareholder report only).

STATEMENT OF ADDITIONAL INFORMATION
The SAI contains more detailed information about the Portfolios. The SAI is legally part of this Prospectus (it is incorporated by reference). A copy has been filed with the SEC.

Please write, call or visit our website for a free copy of the current annual/semi-annual shareholder reports, the SAI, or other Portfolio information.

To make shareholder inquiries contact: The ING Funds 7337 East Doubletree Ranch Road, Suite 100
Scottsdale, AZ 85258-2034 1-800-262-3862 or visit our website at www.INGInvestment.com

This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC’s Public Reference Room in Washington, D.C. or call 202-551-8090 for information on the operation of the Public Reference Room. Otherwise, you may obtain the information for a fee, by contacting the SEC at:

U.S. Securities and Exchange Commission Public Reference Section
100 F Street, N.E.
Washington, D.C. 20549

or at the e-mail address: publicinfo@sec.gov

Or obtain the information at no cost by visiting the SEC’s Internet website at www.sec.gov.

When contacting the SEC, you will want to refer to the Portfolios’ SEC file number. The file number is as follows:

ING Partners, Inc.	811-8319
ING Solution Income Portfolio
ING Solution 2015 Portfolio
ING Solution 2020 Portfolio
ING Solution 2025 Portfolio
ING Solution 2030 Portfolio
ING Solution 2035 Portfolio
ING Solution 2040 Portfolio
ING Solution 2045 Portfolio
ING Solution 2050 Portfolio
ING Solution 2055 Portfolio

PRO-IPIST (0413-043013)

Prospectus	April 30, 2013

  ING Index Solution Income Portfolio Class: ADV/ISKAX; S/ISKSX

  ING Index Solution 2015 Portfolio Class: ADV/ISAAX; S/ISASX

  ING Index Solution 2020 Portfolio Class: ADV/IDXAX; S/IDXCX

  ING Index Solution 2025 Portfolio Class: ADV/ISDAX; S/ISDSX

  ING Index Solution 2030 Portfolio Class: ADV/IDXFX; S/IDXHX

  ING Index Solution 2035 Portfolio Class: ADV/ISEAX; S/ISESX

  ING Index Solution 2040 Portfolio Class: ADV/IDXKX; S/IDXMX

  ING Index Solution 2045 Portfolio Class: ADV/ISJAX; S/ISJSX

  ING Index Solution 2050 Portfolio Class: ADV/IDXPX; S/IDXRX

  ING Index Solution 2055 Portfolio Class: ADV/IISAX; S/IISSX

Each Portfolio’s shares may be offered to insurance company separate accounts serving as investment options under variable annuity contracts and variable life insurance policies (“Variable Contracts”), qualified pension and retirement plans (“Qualified Plans”), custodial accounts, and certain investment advisers and their affiliates in connection with the creation or management of the Portfolios, other investment companies, and other permitted investors.
NOT ALL PORTFOLIOS MAY BE AVAILABLE IN ALL JURISDICTIONS, UNDER ALL VARIABLE CONTRACTS OR UNDER ALL QUALIFIED PLANS.
The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities nor has the SEC judged whether the information in this Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

INVESTMENTS

ING Index Solution Income Portfolio

INVESTMENT OBJECTIVE

The Portfolio seeks to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

FEES AND EXPENSES OF THE PORTFOLIO

The tables describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The tables do not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

On March 18, 2013, shareholders of the Portfolio were sent a proxy statement, which asked shareholders to approve a new fee structure (the “Amended Fee Structure”), which would modify the fees payable to the Adviser. Under the proposed Amended Fee Structure, the current Management Fee rate would continue to be charged with respect to assets invested in underlying funds in the ING Fund Complex (“Underlying Funds”), but a higher Management Fee rate would be charged on assets invested in other types of securities.

If the Amended Fee Structure is approved by shareholders, the fees you would pay if you buy and hold shares of the Portfolio will change. The current fee structure is reflected in Fee Table A below. The Amended Fee Structure is reflected below in Fee Table B. Similarly, if the Amended Fee Structure is approved, the expenses you pay as a shareholder of the Portfolio may change. An example intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds is also included below. Expense Example Table A shows an example based on the current fee structure. Expense Example Table B shows an example based on the Amended Fee Structure.

There is no guarantee that shareholders will approve the Amended Fee Structure, in which case the Portfolio will continue to operate under the current fee structure. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Portfolio’s website at www.INGFunds.com/vp/literature.

Fee Table A - Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class		ADV	S
Management Fees	%	0.10	0.10
Distribution and/or Shareholder Services (12b-1) Fees	%	0.50	0.25
Administrative Services Fees	%	0.10	0.10
Other Expenses	%	0.04	0.04
Acquired Fund Fees and Expenses	%	0.40	0.40
Total Annual Portfolio Operating Expenses[2]	%	1.14	0.89
Waivers and Reimbursements[3]	%	(0.12)	(0.12)
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	%	1.02	0.77

1	Expense ratios have been adjusted to reflect current fees.

2	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

3	The adviser is contractually obligated to limit expenses to 0.62% and 0.37% of Class ADV and Class S shares, respectively, through May 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years.

Expense Examples $

The Examples are intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Examples do not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated. The Examples also assume that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Example Table A

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
ADV	$104	350	616	1,375
S	$79	272	481	1,085

The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.

Fee Table B - Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class		ADV	S
Management Fees[2]	%	0.14	0.14
Distribution and/or Shareholder Services (12b-1) Fees	%	0.50	0.25
Administrative Services Fees	%	0.10	0.10
Other Expenses	%	0.04	0.04
Acquired Fund Fees and Expenses	%	0.40	0.40

ING Index Solution Income Portfolio	1

Class		ADV	S
Total Annual Portfolio Operating Expenses[3]	%	1.18	0.93
Waivers and Reimbursements[4]	%	(0.17)	(0.17)
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	%	1.01	0.76

1	Expense ratios have been adjusted to reflect current contractual rates.

2	Pending shareholder approval, the Portfolio’s Management Fee structure was changed to a “bifurcated fee” structure as follows: an annual rate of 0.10% of the Portfolio’s average daily net assets invested in Underlying Funds within the ING Funds complex, and 0.30% of the Portfolio’s average daily net assets invested in direct investments, which include, but are not limited to, exchange-traded funds, securities issued by non-investment company issuers, such as operating companies, and derivative instruments. The Management Fee reflected in the table is calculated based on an estimated investment of 20% of the Portfolio’s assets in direct investments.

3	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

4	The adviser is contractually obligated to limit expenses to 1.01% and 0.76% of Class ADV and Class S shares, respectively, through at least May 1, 2018; the obligation does not extend to interest, taxes, brokerage commissions, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years.

Expense Examples $

The Examples are intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Examples do not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated. The Examples also assume that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Example Table B

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
ADV	$103	322	558	1,347
S	$78	243	422	1,056

The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-, three-, and five-year periods and the first five years of the ten-year period.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Examples, affect the Portfolio’s performance.

During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 45% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in a combination of Underlying Funds, which are passively managed index funds. The Portfolio will provide shareholders with at least 60 days’ prior written notice of any change in this investment policy. The Underlying Funds invest in U.S. stocks, international stocks, U.S. bonds, and other debt instruments and the Portfolio uses an asset allocation strategy designed for investors expecting to retire soon or are already retired. The Portfolio’s current approximate target investment allocations (expressed as a percentage of its net assets) among the Underlying Funds are as follows: 35% in equity securities; and 65% in debt instruments. As these are Target Allocations, the actual allocations of the Portfolio’s assets may deviate from the percentages shown.

The Target Allocations are measured with reference to the primary investment strategies of the Underlying Funds; actual exposure to debt instruments and equity securities will vary from the Target Allocations if an Underlying Fund is not substantially invested in accordance with its primary investment strategy. The Portfolio may periodically deviate from the Target Allocations based on an assessment of the current market conditions or other factors. Generally, the deviations fall within the range of +/- 10% relative to the current Target Allocations. The Portfolio may, in light of market conditions or other factors, deviate by a wider margin in order to protect the Portfolio, achieve its investment objective, or to take advantage of particular opportunities.

The Underlying Funds provide exposure to a wide range of traditional asset classes which include stocks, bonds and cash.

Equity securities in which the Underlying Funds invest include, but are not limited to, domestic and international large-, mid-, and small-capitalization stocks (may be growth oriented, value oriented or a blend); and emerging market securities.

Debt instruments in which the Underlying Funds invest include, but are not limited to, domestic and international intermediate-, long-, and short-term bonds; and high-yield bonds commonly referred to as “junk-bonds.”

The Portfolio may also invest in derivatives, including futures, and swaps (including interest rate swaps, total return swaps, and credit default swaps), to make tactical allocations, as a substitute for a taking a position in the underlying asset, minimize risk, and assist in managing cash.

The Portfolio may invest up to 20% of its total assets in exchange-traded funds.

The Portfolio may also allocate in the future to the following non-traditional asset classes (also known as alternative strategies) which include but are not limited to: domestic and international real estate stocks, including real estate investment trusts; natural resource/commodity securities; treasury inflation protected securities and floating rate loans. There can be no assurance that these allocations will occur.

2	ING Index Solution Income Portfolio

The Portfolio will be rebalanced periodically to return to the Target Allocation. The Target Allocation may be changed at any time by the Sub-Adviser.

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio. The value of your investment in the Portfolio changes with the values of the Underlying Funds and their investments. Any of the following risks, among others, could affect the Portfolio’s or an Underlying Fund’s performance or cause the Portfolio or an Underlying Fund to lose money or to underperform market averages of other funds.

Asset Allocation   Assets will be allocated among Underlying Funds and markets based on judgments by the Adviser. There is a risk that the Portfolio may allocate assets to an Underlying Fund or asset class that underperforms other funds or asset classes.

Call   During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, an Underlying Fund would experience a decline in income.

Commodities   The operations and financial performance of companies in natural resources industries may be directly affected by commodity prices. This risk is exacerbated for those natural resources companies that own the underlying commodity.

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Credit   Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Credit Default Swaps   The Portfolio or an Underlying Fund may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the Portfolio or an Underlying Fund pays a fee to protect against the risk that a security held by the Portfolio or the Underlying Fund will default. As a seller of the swap, the Portfolio or an Underlying Fund receives payment(s) in return for its obligation to pay the counterparty the full national value of the security in the event of a default of the security issuer. As a seller of a swap, the Portfolio or an Underlying Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio or an Underlying Fund would be subject to investment exposure on the notional value of the swap. Credit default swaps are largely unregulated and susceptible to liquidity, credit, and counterparty risks.

Currency   To the extent that an Underlying Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio or an Underlying Fund and reduce its returns. Derivatives may not perform as expected, so the Portfolio or an Underlying Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio or an Underlying Fund to the risk of improper valuation.

Floating Rate Loans   The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans and many floating rate loans are subject to restrictions on resale.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Underlying Funds experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Foreign investment risks may be greater in developing and emerging markets than in developed markets. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

High-Yield Securities   Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Index Strategy   The index selected may underperform the overall market and an Underlying Fund might fail to track its target index. The correlation between an Underlying Fund and index performance may be affected by the Underlying Fund’s expenses and the timing of purchases and redemptions of the Underlying Fund’s shares. An Underlying Fund’s actual holdings might not match the Index and the Underlying Fund’s effective exposure to index securities at any given time may not equal 100%.

Inflation-Indexed Bonds   If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount)

ING Index Solution Income Portfolio	3

will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Interest Rate   With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase an Underlying Fund’s exposure to risks associated with rising interest rates.

Liquidity   If a security is illiquid, an Underlying Fund might be unable to sell the security at a time when the manager might wish to sell, and the security could have the effect of decreasing the overall level of an Underlying Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount an Underlying Fund could realize upon disposition. An Underlying Fund may make investments that become less liquid in response to market developments or adverse investor perception. An Underlying Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to an Underlying Fund.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which the Underlying Funds invest. Rather, the market could favor securities to which the Underlying Funds are not exposed or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Underlying Funds costs and impair the ability of the Underlying Funds to achieve its investment objectives.

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio or an Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio and a proportionate share of the expenses of each Underlying Fund.

Real Estate Companies and Real Estate Investment Trusts (“REITs”)   Investing in real estate companies and REITs may subject an Underlying Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.

Sovereign Debt   These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio’s Class ADV shares’ performance from year to year, and the table compares the Portfolio’s Class ADV shares’ and Class S shares’ performance to the performance of a broad-based securities market index/indices for the same period. Class ADV shares and Class S shares of the Portfolio would have substantially similar performance because they invest in the same portfolio of securities. However, Class S shares’ performance would be higher than Class ADV shares’ performance because of the higher expenses paid by Class ADV shares. The Portfolio’s performance information reflects applicable fee waivers

4	ING Index Solution Income Portfolio

and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio’s past performance is no guarantee of future results.

Calendar Year Total Returns Class ADV
(as of December 31 of each year)

Best quarter: 3rd, 2009, 6.85% and Worst quarter: 3rd, 2011, (3.96)%

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs (or since inception)	10 Yrs	Inception Date
Class ADV	%	8.36	4.25	N/A	03/10/08
Class S	%	8.52	4.51	N/A	03/10/08
S&P Target Date Retirement Income Index[1]	%	7.78	4.25[2]	N/A	—

1	The index returns do not reflect deductions for fees, expenses, or taxes.

2	Reflects index performance since the date closest to the Class’ inception for which data is available.

PORTFOLIO MANAGEMENT

On March 18, 2013, shareholders of the Portfolio were sent a proxy statement, which asked shareholders to approve the appointment of ING Investment Management Co., LLC as the Sub-Adviser to the Portfolio. If shareholders approve this proposal, ING Investment Management Co., LLC will become the Sub-Adviser to the Portfolio; however, the individuals listed as members of the Investment Committee will continue to be responsible for the day-to-day management of the Portfolio. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Portfolio’s website at www.INGFunds.com/vp/literature.

Investment Adviser
Directed Services LLC

Investment Committee
Heather Hackett, CFA	Halvard Kvaale, CIMA
Committee Member (since 08/09)	Committee Member (since 08/12)
Paul Zemsky, CFA
Committee Member (since 03/08)

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

ING Index Solution Income Portfolio	5

ING Index Solution 2015 Portfolio

INVESTMENT OBJECTIVE

Until the day prior to its Target Date (defined below), the Portfolio seeks to provide total return consistent with an asset allocation targeted at retirement in approximately 2015. On the Target Date, the Portfolio’s investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

FEES AND EXPENSES OF THE PORTFOLIO

The tables describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The tables do not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

On March 18, 2013, shareholders of the Portfolio were sent a proxy statement, which asked shareholders to approve a new fee structure (the “Amended Fee Structure”), which would modify the fees payable to the Adviser. Under the proposed Amended Fee Structure, the current Management Fee rate would continue to be charged with respect to assets invested in underlying funds in the ING Fund Complex (“Underlying Funds”), but a higher Management Fee rate would be charged on assets invested in other types of securities.

If the Amended Fee Structure is approved by shareholders, the fees you would pay if you buy and hold shares of the Portfolio will change. The current fee structure is reflected in Fee Table A below. The Amended Fee Structure is reflected below in Fee Table B. Similarly, if the Amended Fee Structure is approved, the expenses you pay as a shareholder of the Portfolio may change. An example intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds is also included below. Expense Example Table A shows an example based on the current fee structure. Expense Example Table B shows an example based on the Amended Fee Structure.

There is no guarantee that shareholders will approve the Amended Fee Structure, in which case the Portfolio will continue to operate under the current fee structure. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Portfolio’s website at www.INGFunds.com/vp/literature.

Fee Table A - Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class		ADV	S
Management Fees	%	0.10	0.10
Distribution and/or Shareholder Services (12b-1) Fees	%	0.50	0.25
Administrative Services Fees	%	0.10	0.10
Other Expenses	%	0.03	0.03
Acquired Fund Fees and Expenses	%	0.40	0.40
Total Annual Portfolio Operating Expenses[2]	%	1.13	0.88
Waivers and Reimbursements[3]	%	(0.11)	(0.11)
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	%	1.02	0.77

1	Expense ratios have been adjusted to reflect current fees.

2	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

3	The adviser is contractually obligated to limit expenses to 0.62% and 0.37% of Class ADV and Class S shares, respectively, through May 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years.

Expense Examples $

The Examples are intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Examples do not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated. The Examples also assume that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Example Table A

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
ADV	$104	348	612	1,365
S	$79	270	477	1,074

The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.

Fee Table B - Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class		ADV	S
Management Fees[2]	%	0.14	0.14
Distribution and/or Shareholder Services (12b-1) Fees	%	0.50	0.25

6	ING Index Solution 2015 Portfolio

Class		ADV	S
Administrative Services Fees	%	0.10	0.10
Other Expenses	%	0.03	0.03
Acquired Fund Fees and Expenses	%	0.40	0.40
Total Annual Portfolio Operating Expenses[3]	%	1.17	0.92
Waivers and Reimbursements[4]	%	(0.15)	(0.15)
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	%	1.02	0.77

1	Expense ratios have been adjusted to reflect current contractual rates.

2	Pending shareholder approval, the Portfolio’s Management Fee structure was changed to a “bifurcated fee” structure as follows: an annual rate of 0.10% of the Portfolio’s average daily net assets invested in Underlying Funds within the ING Funds complex, and 0.30% of the Portfolio’s average daily net assets invested in direct investments, which include, but are not limited to, exchange-traded funds, securities issued by non-investment company issuers, such as operating companies, and derivative instruments. The Management Fee reflected in the table is calculated based on an estimated investment of 20% of the Portfolio’s assets in direct investments.

3	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

4	The adviser is contractually obligated to limit expenses to 1.02% and 0.77% of Class ADV and Class S shares, respectively, through at least May 1, 2018; the obligation does not extend to interest, taxes, brokerage commissions, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years.

Expense Examples $

The Examples are intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Examples do not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated. The Examples also assume that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Example Table B

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
ADV	$104	325	563	1,346
S	$79	246	428	1,054

The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-, three-, and five-year periods and the first five years of the ten-year period.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Examples, affect the Portfolio’s performance.

During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 46% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in a combination of Underlying Funds, which are passively managed index funds. The Portfolio will provide shareholders with at least 60 days’ prior written notice of any change in this investment policy. The Underlying Funds invest in U.S. stocks, international stocks, U.S. bonds, and other debt instruments and the Portfolio uses an asset allocation strategy designed for investors expecting to retire around the year 2015. ThePortfolio’s current approximate target investment allocations (expressed as a percentage of its net assets) among the Underlying Funds are as follows: 42% in equity securities; and 58% in debt instruments. As these are Target Allocations, the actual allocations of the Portfolio assets may deviate from the percentages shown.

The Target Allocations are measured with reference to the primary investment strategies of the Underlying Funds; actual exposure to debt instruments and equity securities will vary from the Target Allocations if an Underlying Fund is not substantially invested in accordance with its primary investment strategy. The Portfolio may periodically deviate from the Target Allocations based on an assessment of the current market conditions or other factors. Generally, the deviations fall within the range of +/- 10% relative to the current Target Allocations. The Portfolio may, in light of market conditions or other factors, deviate by a wider margin in order to protect the Portfolio, achieve its investment objective, or to take advantage of particular opportunities.

The Underlying Funds provide exposure to a wide range of traditional asset classes which include stocks, bonds and cash.

Equity securities in which the Underlying Funds invest include, but are not limited to, domestic and international large-, mid-, and small-capitalization stocks (may be growth oriented, value oriented or a blend); and emerging market securities.

Debt instruments in which the Underlying Funds invest include, but are not limited to, domestic and international intermediate-, long-, and short-term bonds; and high-yield bonds commonly referred to as “junk-bonds.”

The Portfolio may also invest in derivatives, including futures, and swaps (including interest rate swaps, total return swaps, and credit default swaps), to make tactical allocations, as a substitute for a taking a position in the underlying asset, minimize risk, and assist in managing cash.

The Portfolio may invest up to 20% of its total assets in exchange-traded funds.

ING Index Solution 2015 Portfolio	7

The Portfolio may also allocate in the future to the following non-traditional asset classes (also known as alternative strategies) which include but are not limited to: domestic and international real estate stocks, including real estate investment trusts; natural resource/commodity securities; treasury inflation protected securities and floating rate loans. There can be no assurance that these allocations will occur.

The Portfolio is designed primarily for long-term investors in tax-advantaged accounts. The Portfolio is structured and managed around a specific target retirement or financial goal date 2015 (“Target Date”). The Target Date is the approximate year that an investor in the Portfolio would plan to make withdrawals from the Portfolio for retirement or other financial goals. The chart below shows the glide path and illustrates how the equity securities and debt instruments allocations will change over time. Generally, the Portfolio’s glide path will transition to the target asset allocations illustrated below on an annual basis and become more conservative as the Portfolio approaches the Target Date. As the Portfolio approaches its Target Date in 2015, the Portfolio’s Target Allocation is anticipated to be the same as that of ING Index Solution Income Portfolio, which is equal to approximately 35% equity securities and 65% debt instruments.

As the Portfolio’s Target Allocation migrates toward that of ING Index Solution Income Portfolio by the Target Date, it is anticipated that the Portfolio would be merged with and into the ING Index Solution Income Portfolio. The ING Index Solution Income Portfolio is for those investors who are retired, nearing retirement or in need of making withdrawals from their portfolio soon.

In summary, the Portfolio is designed for an investor who plans to withdraw the value of the investor’s investments in the Portfolio gradually on or after the Target Date. The mix of investments in the Portfolio’s Target Allocation will change over time and seek to reduce investment risk as the Portfolio approaches its Target Date.

The Portfolio will be rebalanced periodically to return to the Target Allocation. The Target Allocation may be changed at any time by the Sub-Adviser.

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio, even near, at, or after the Target Date. There is no guarantee that the Portfolio will provide adequate income at and through your retirement or for any of your financial goals. The value of your investment in the Portfolio changes with the values of the Underlying Funds and their investments. Any of the following risks, among others, could affect the Portfolio’s or an Underlying Fund’s performance or cause the Portfolio or an Underlying Fund to lose money or to underperform market averages of other funds.

Asset Allocation   Assets will be allocated among Underlying Funds and markets based on judgments by the Adviser. There is a risk that the Portfolio may allocate assets to an Underlying Fund or asset class that underperforms other funds or asset classes.

Call   During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, an Underlying Fund would experience a decline in income.

Commodities   The operations and financial performance of companies in natural resources industries may be directly affected by commodity prices. This risk is exacerbated for those natural resources companies that own the underlying commodity.

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Credit   Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Credit Default Swaps   The Portfolio or an Underlying Fund may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the Portfolio or an Underlying Fund pays a fee to protect against the risk that a security held by the Portfolio or the Underlying Fund will default. As a seller of the swap, the Portfolio or an Underlying Fund receives payment(s) in return for its obligation to pay the counterparty the full national value of the security in the event of a default of the security issuer. As a seller of a swap, the Portfolio or an Underlying Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio or an Underlying Fund would be subject to investment exposure on the notional value of the swap. Credit default swaps are largely unregulated and susceptible to liquidity, credit, and counterparty risks.

Currency   To the extent that an Underlying Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

8	ING Index Solution 2015 Portfolio

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio or an Underlying Fund and reduce its returns. Derivatives may not perform as expected, so the Portfolio or an Underlying Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio or an Underlying Fund to the risk of improper valuation.

Floating Rate Loans   The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans and many floating rate loans are subject to restrictions on resale.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Underlying Funds experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Foreign investment risks may be greater in developing and emerging markets than in developed markets. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

High-Yield Securities   Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Index Strategy   The index selected may underperform the overall market and an Underlying Fund might fail to track its target index. The correlation between an Underlying Fund and index performance may be affected by the Underlying Fund’s expenses and the timing of purchases and redemptions of the Underlying Fund’s shares. An Underlying Fund’s actual holdings might not match the Index and the Underlying Fund’s effective exposure to index securities at any given time may not equal 100%.

Inflation-Indexed Bonds   If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Interest Rate   With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase an Underlying Fund’s exposure to risks associated with rising interest rates.

Liquidity   If a security is illiquid, an Underlying Fund might be unable to sell the security at a time when the manager might wish to sell, and the security could have the effect of decreasing the overall level of an Underlying Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount an Underlying Fund could realize upon disposition. An Underlying Fund may make investments that become less liquid in response to market developments or adverse investor perception. An Underlying Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to an Underlying Fund.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which the Underlying Funds invest. Rather, the market could favor securities to which the Underlying Funds are not exposed or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Underlying Funds costs and impair the ability of the Underlying Funds to achieve its investment objectives.

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

ING Index Solution 2015 Portfolio	9

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio or an Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio and a proportionate share of the expenses of each Underlying Fund.

Real Estate Companies and Real Estate Investment Trusts (“REITs”)   Investing in real estate companies and REITs may subject an Underlying Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.

Sovereign Debt   These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio’s Class ADV shares’ performance from year to year, and the table compares the Portfolio’s Class ADV shares’ and Class S shares’ performance to the performance of a broad-based securities market index/indices for the same period. Class ADV shares and Class S shares of the Portfolio would have substantially similar performance because they invest in the same portfolio of securities. However, Class S shares’ performance would be higher than Class ADV shares’ performance because of the higher expenses paid by Class ADV shares. The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio’s past performance is no guarantee of future results.

Calendar Year Total Returns Class ADV
(as of December 31 of each year)

Best quarter: 3rd, 2009, 10.41% and Worst quarter: 3rd, 2011, (7.24)%

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs (or since inception)	10 Yrs	Inception Date
Class ADV	%	9.95	3.46	N/A	03/10/08
Class S	%	10.19	3.71	N/A	03/10/08
S&P Target Date 2015 Index[1]	%	10.60	4.31[2]	N/A	—

1	The index returns do not reflect deductions for fees, expenses, or taxes.

2	Reflects index performance since the date closest to the Class’ inception for which data is available.

PORTFOLIO MANAGEMENT

On March 18, 2013, shareholders of the Portfolio were sent a proxy statement, which asked shareholders to approve the appointment of ING Investment Management Co., LLC as the Sub-Adviser to the Portfolio. If shareholders approve this proposal, ING Investment Management Co., LLC will become the Sub-Adviser to the Portfolio; however, the individuals listed as members of the Investment Committee will continue to be responsible for the day-to-day management of the Portfolio. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Portfolio’s website at www.INGFunds.com/vp/literature.

Investment Adviser
Directed Services LLC

Investment Committee
Heather Hackett, CFA	Halvard Kvaale, CIMA
Committee Member (since 08/09)	Committee Member (since 08/12)
Paul Zemsky, CFA
Committee Member (since 03/08)

10	ING Index Solution 2015 Portfolio

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

ING Index Solution 2015 Portfolio	11

ING Index Solution 2020 Portfolio

INVESTMENT OBJECTIVE

Until the day prior to its Target Date (defined below), the Portfolio seeks to provide total return consistent with an asset allocation targeted at retirement in approximately 2020. On the Target Date, the Portfolio’s investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

FEES AND EXPENSES OF THE PORTFOLIO

The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class		ADV	S
Management Fees[2]	%	0.14	0.14
Distribution and/or Shareholder Service (12b-1) Fees	%	0.50	0.25
Administrative Services Fees	%	0.10	0.10
Other Expenses	%	57.78	57.78
Acquired Fund Fees and Expenses	%	0.40	0.40
Total Annual Portfolio Operating Expenses[3]	%	58.92	58.67
Waivers and Reimbursements[4]	%	(57.91)	(57.91)
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	%	1.01	0.76

1	Expense ratios have been adjusted to reflect current contractual rates.

2	Effective April 30, 2013, the Portfolio’s Management Fee structure was changed to a “bifurcated fee” structure as follows: an annual rate of 0.10% of the Portfolio’s average daily net assets invested in Underlying Funds within the ING Funds complex, and 0.30% of the Portfolio’s average daily net assets invested in direct investments, which include, but are not limited to, exchange-traded funds, securities issued by non-investment company issuers, such as operating companies, and derivative instruments. The Management Fee reflected in the table is calculated based on an estimated investment of 20% of the Portfolio’s assets in direct investments.

3	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

4	The adviser is contractually obligated to limit expenses to 1.01% and 0.76% of Class ADV and Class S shares, respectively, through at least May 1, 2018; the obligation does not extend to interest, taxes, brokerage commissions, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years.

Expense Examples $

The Examples are intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Examples do not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated. The Examples also assume that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
ADV	$103	322	558	10,062
S	$78	243	422	10,056

The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-, three-, and five-year periods and the first five years of the ten-year period.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Examples, affect the Portfolio’s performance.

During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 61% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in a combination of Underlying Funds which are passively managed index funds. The Portfolio will provide shareholders with at least 60 days’ prior written notice of any change in this investment policy. The Underlying Funds invest in U.S. stocks, international stocks, U.S. bonds, and other debt instruments and the Portfolio uses an asset allocation strategy designed for investors expecting to retire around the year 2020. The Portfolio’s current approximate target investment allocations (expressed as a percentage of its net assets) among the Underlying Funds are as follows: 55% in equity securities; and 45% in debt instruments. As these are Target Allocations, the actual allocations of the Portfolio’s assets may deviate from the percentages shown.

The Target Allocations are measured with reference to the primary investment strategies of the Underlying Funds; actual exposure to debt instruments and equity securities will vary from the Target Allocations if an Underlying Fund is not substantially invested in accordance with its primary investment strategy. The Portfolio may periodically deviate from the Target Allocations based on

12	ING Index Solution 2020 Portfolio

an assessment of the current market conditions or other factors. Generally, the deviations fall within the range of +/- 10% relative to the current Target Allocations. The sub-adviser (“Sub-Adviser”) may determine, in light of market conditions or other factors, to deviate by a wider margin in order to protect the Portfolio, achieve its investment objective, or to take advantage of particular opportunities.

The Underlying Funds provide exposure to a wide range of traditional asset classes which include stocks, bonds and cash.

Equity securities in which the Underlying Funds invest include, but are not limited to, domestic and international large-, mid-, and small-capitalization stocks (may be growth oriented, value oriented or a blend); and emerging market securities.

Debt instruments in which the Underlying Funds invest include, but are not limited to, domestic and international intermediate-, long-, and short-term bonds; and high-yield bonds commonly referred to as “junk-bonds.”

The Portfolio may also invest in derivatives, including futures, and swaps (including interest rate swaps, total return swaps, and credit default swaps), to make tactical allocations, as a substitute for a taking a position in the underlying asset, minimize risk, and assist in managing cash.

The Portfolio may invest up to 20% of its total assets in exchange-traded funds.

The Portfolio may also allocate in the future to the following non-traditional asset classes (also known as alternative strategies) which include but are not limited to: domestic and international real estate stocks, including real estate investment trusts; natural resource/commodity securities; treasury inflation protected securities and floating rate loans. There can be no assurance that these allocations will occur.

The Portfolio is designed primarily for long-term investors in tax-advantaged accounts. The Portfolio is structured and managed around a specific target retirement or financial goal date 2020 (“Target Date”). The Target Date is the approximate year that an investor in the Portfolio would plan to make withdrawals from the Portfolio for retirement or other financial goals. The chart below shows the glide path and illustrates how the equity securities and debt instruments allocations will change over time. Generally, the Portfolio’s glide path will transition to the target asset allocations illustrated below on an annual basis and become more conservative as the Portfolio approaches the Target Date. As the Portfolio approaches its Target Date in 2020, the Portfolio’s Target Allocation is anticipated to be the same as that of ING Index Solution Income Portfolio, which is equal to approximately 35% equity securities and 65% debt instruments.

As the Portfolio’s Target Allocation migrates toward that of ING Index Solution Income Portfolio by the Target Date, it is anticipated that the Portfolio would be merged with and into the ING Index Solution Income Portfolio. The ING Index Solution Income Portfolio is for those investors who are retired, nearing retirement or in need of making withdrawals from their portfolio soon.

In summary, the Portfolio is designed for an investor who plans to withdraw the value of the investor’s investments in the Portfolio gradually on or after the Target Date. The mix of investments in the Portfolio’s Target Allocation will change over time and seek to reduce investment risk as the Portfolio approaches its Target Date.

The Portfolio will be rebalanced periodically to return to the Target Allocation. The Target Allocation may be changed at any time by the Sub-Adviser.

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio, even near, at, or after the Target Date. There is no guarantee that the Portfolio will provide adequate income at and through your retirement or for any of your financial goals. The value of your investment in the Portfolio changes with the values of the Underlying Funds and their investments. Any of the following risks, among others, could affect the Portfolio’s or an Underlying Fund’s performance or cause the Portfolio or an Underlying Fund to lose money or to underperform market averages of other funds.

Asset Allocation   Assets will be allocated among Underlying Funds and markets based on judgments by the Adviser. There is a risk that the Portfolio may allocate assets to an Underlying Fund or asset class that underperforms other funds or asset classes.

Call   During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, an Underlying Fund would experience a decline in income.

Commodities   The operations and financial performance of companies in natural resources industries may be directly affected by commodity prices. This risk is exacerbated for those natural resources companies that own the underlying commodity.

ING Index Solution 2020 Portfolio	13

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Credit   Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Credit Default Swaps   The Portfolio or an Underlying Fund may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the Portfolio or an Underlying Fund pays a fee to protect against the risk that a security held by the Portfolio or the Underlying Fund will default. As a seller of the swap, the Portfolio or an Underlying Fund receives payment(s) in return for its obligation to pay the counterparty the full national value of the security in the event of a default of the security issuer. As a seller of a swap, the Portfolio or an Underlying Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio or an Underlying Fund would be subject to investment exposure on the notional value of the swap. Credit default swaps are largely unregulated and susceptible to liquidity, credit, and counterparty risks.

Currency   To the extent that an Underlying Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio or an Underlying Fund and reduce its returns. Derivatives may not perform as expected, so the Portfolio or an Underlying Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio or an Underlying Fund to the risk of improper valuation.

Floating Rate Loans   The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans and many floating rate loans are subject to restrictions on resale.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Underlying Funds experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Foreign investment risks may be greater in developing and emerging markets than in developed markets. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

High-Yield Securities   Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Index Strategy   The index selected may underperform the overall market and an Underlying Fund might fail to track its target index. The correlation between an Underlying Fund and index performance may be affected by the Underlying Fund’s expenses and the timing of purchases and redemptions of the Underlying Fund’s shares. An Underlying Fund’s actual holdings might not match the Index and the Underlying Fund’s effective exposure to index securities at any given time may not equal 100%.

Inflation-Indexed Bonds   If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Interest Rate   With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase an Underlying Fund’s exposure to risks associated with rising interest rates.

Liquidity   If a security is illiquid, an Underlying Fund might be unable to sell the security at a time when the manager might wish to sell, and the security could have the effect of decreasing the overall level of an Underlying Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount an Underlying Fund could realize upon disposition. An Underlying Fund may make investments that become less liquid in response

14	ING Index Solution 2020 Portfolio

to market developments or adverse investor perception. An Underlying Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to an Underlying Fund.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which the Underlying Funds invest. Rather, the market could favor securities to which the Underlying Funds are not exposed or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Underlying Funds costs and impair the ability of the Underlying Funds to achieve its investment objectives.

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio or an Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio and a proportionate share of the expenses of each Underlying Fund.

Real Estate Companies and Real Estate Investment Trusts (“REITs”)   Investing in real estate companies and REITs may subject an Underlying Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.

Sovereign Debt   These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the performance of the Portfolio’s Class ADV shares’ for the first full calendar year of operations, and the table compares the Portfolio’s Class ADV shares’ and Class S shares’ performance to the performance of a broad-based securities market index/indices for the same period. The Class ADV shares and Class S shares of the Portfolio would have substantially similar performance because they invest in the same portfolio of securities. However, Class S shares’ performance would be higher than Class ADV shares’ performance because of the higher expenses paid by Class ADV shares. The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio’s past performance is no guarantee of future results.

Calendar Year Total Returns Class ADV
(as of December 31)

ING Index Solution 2020 Portfolio	15

Best quarter: 1st, 2012, 7.34% and Worst quarter: 2nd, 2012, (1.82)%

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs (or since inception)	10 Yrs	Inception Date
Class ADV	%	11.12	15.47	N/A	10/03/11
Class S	%	11.36	15.67	N/A	10/03/11
S&P Target Date 2020 Index[1]	%	11.76	17.47	N/A	—

1	The index returns do not reflect deductions for fees, expenses, or taxes.

PORTFOLIO MANAGEMENT

Investment Adviser	Sub-Adviser
Directed Services LLC	ING Investment Management Co. LLC

Portfolio Managers
Heather Hackett, CFA	Halvard Kvaale,CIMA
Portfolio Manager (since 09/11)	Portfolio Manager (since 08/12)
Paul Zemsky, CFA
Portfolio Manager (since 09/11)

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

16	ING Index Solution 2020 Portfolio

ING Index Solution 2025 Portfolio

INVESTMENT OBJECTIVE

Until the day prior to its Target Date (defined below), the Portfolio seeks to provide total return consistent with an asset allocation targeted at retirement in approximately 2025. On the Target Date, the Portfolio’s investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

FEES AND EXPENSES OF THE PORTFOLIO

The tables describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The tables do not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

On March 18, 2013, shareholders of the Portfolio were sent a proxy statement, which asked shareholders to approve a new fee structure (the “Amended Fee Structure”), which would modify the fees payable to the Adviser. Under the proposed Amended Fee Structure, the current Management Fee rate would continue to be charged with respect to assets invested in underlying funds in the ING Fund Complex (“Underlying Funds”), but a higher Management Fee rate would be charged on assets invested in other types of securities.

If the Amended Fee Structure is approved by shareholders, the fees you would pay if you buy and hold shares of the Portfolio will change. The current fee structure is reflected in Fee Table A below. The Amended Fee Structure is reflected below in Fee Table B. Similarly, if the Amended Fee Structure is approved, the expenses you pay as a shareholder of the Portfolio may change. An example intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds is also included below. Expense Example Table A shows an example based on the current fee structure. Expense Example Table B shows an example based on the Amended Fee Structure.

There is no guarantee that shareholders will approve the Amended Fee Structure, in which case the Portfolio will continue to operate under the current fee structure. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Portfolio’s website at www.INGFunds.com/vp/literature.

Fee Table A - Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class		ADV	S
Management Fees	%	0.10	0.10
Distribution and/or Shareholder Service (12b-1) Fees	%	0.50	0.25
Administrative Services Fees	%	0.10	0.10
Other Expenses	%	0.03	0.03
Acquired Fund Fees and Expenses	%	0.40	0.40
Total Annual Portfolio Operating Expenses[2]	%	1.13	0.88
Waivers and Reimbursements[3]	%	(0.11)	(0.11)
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	%	1.02	0.77

1	Expense ratios have been adjusted to reflect current fees.

2	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

3	The adviser is contractually obligated to limit expenses to 0.62% and 0.37% of Class ADV and Class S shares, respectively, through May 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years.

Expense Examples $

The Examples are intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Examples do not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated. The Examples also assume that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Example Table A

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
ADV	$104	348	612	1,365
S	$79	270	477	1,074

The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.

Fee Table B - Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class		ADV	S
Management Fees[2]	%	0.14	0.14
Distribution and/or Shareholder Service (12b-1) Fees	%	0.50	0.25

ING Index Solution 2025 Portfolio	17

Class		ADV	S
Administrative Services Fees	%	0.10	0.10
Other Expenses	%	0.03	0.03
Acquired Fund Fees and Expenses	%	0.40	0.40
Total Annual Portfolio Operating Expenses[3]	%	1.17	0.92
Waivers and Reimbursements[4]	%	(0.16)	(0.16)
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	%	1.01	0.76

1	Expense ratios have been adjusted to reflect current contractual rates.

2	Pending shareholder approval, the Portfolio’s Management Fee structure was changed to a “bifurcated fee” structure as follows: an annual rate of 0.10% of the Portfolio’s average daily net assets invested in Underlying Funds within the ING Funds complex, and 0.30% of the Portfolio’s average daily net assets invested in direct investments, which include, but are not limited to, exchange-traded funds, securities issued by non-investment company issuers, such as operating companies, and derivative instruments. The Management Fee reflected in the table is calculated based on an estimated investment of 20% of the Portfolio’s assets in direct investments.

3	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

4	The adviser is contractually obligated to limit expenses to 1.01% and 0.76% of Class ADV and Class S shares, respectively, through at least May 1, 2018; the obligation does not extend to interest, taxes, brokerage commissions, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years.

Expense Examples $

The Examples are intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Examples do not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated. The Examples also assume that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Example Table B

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
ADV	$103	322	558	1,341
S	$78	243	422	1,049

The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-, three-, and five-year periods and the first five years of the ten-year period.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Examples, affect the Portfolio’s performance.

During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 39% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in a combination of Underlying Funds which are passively managed index funds. The Portfolio will provide shareholders with at least 60 days’ prior written notice of any change in this investment policy. The Underlying Funds invest in U.S. stocks, international stocks, U.S. bonds, and other debt instruments and the Portfolio uses an asset allocation strategy designed for investors expecting to retire around the year 2025. The Portfolio’s current approximate target investment allocations (expressed as a percentage of its net assets) among the Underlying Funds are as follows: 66% in equity securities; and 34% in debt instruments. As these are Target Allocations, the actual allocations of the Portfolio’s assets may deviate from the percentages shown.

The Target Allocations are measured with reference to the primary investment strategies of the Underlying Funds; actual exposure to debt instruments and equity securities will vary from the Target Allocations if an Underlying Fund is not substantially invested in accordance with its primary investment strategy. The Portfolio may periodically deviate from the Target Allocations based on an assessment of the current market conditions or other factors. Generally, the deviations fall within the range of +/- 10% relative to the current Target Allocations. The Portfolio may, in light of market conditions or other factors, deviate by a wider margin in order to protect the Portfolio, achieve its investment objective, or to take advantage of particular opportunities.

The Underlying Funds provide exposure to a wide range of traditional asset classes which include stocks, bonds and cash.

Equity securities in which the Underlying Funds invest include, but are not limited to, domestic and international large-, mid-, and small-capitalization stocks (may be growth oriented, value oriented or a blend); and emerging market securities.

Debt instruments in which the Underlying Funds invest include, but are not limited to, domestic and international intermediate-, long-, and short-term bonds; and high-yield bonds commonly referred to as “junk-bonds.”

The Portfolio may also invest in derivatives, including futures, and swaps (including interest rate swaps, total return swaps, and credit default swaps), to make tactical allocations, as a substitute for a taking a position in the underlying asset, minimize risk, and assist in managing cash.

The Portfolio may invest up to 20% of its total assets in exchange-traded funds.

18	ING Index Solution 2025 Portfolio

The Portfolio may also allocate in the future to the following non-traditional asset classes (also known as alternative strategies) which include but are not limited to: domestic and international real estate stocks, including real estate investment trusts; natural resource/commodity securities; treasury inflation protected securities and floating rate loans. There can be no assurance that these allocations will occur.

The Portfolio is designed primarily for long-term investors in tax-advantaged accounts. The Portfolio is structured and managed around a specific target retirement or financial goal date 2025 (“Target Date”). The Target Date is the approximate year that an investor in the Portfolio would plan to make withdrawals from the Portfolio for retirement or other financial goals. The chart below shows the glide path and illustrates how the equity securities and debt instruments allocations will change over time. Generally, the Portfolio’s glide path will transition to the target asset allocations illustrated below on an annual basis and become more conservative as the Portfolio approaches the Target Date. As the Portfolio approaches its Target Date in 2025, the Portfolio’s Target Allocation is anticipated to be the same as that of ING Index Solution Income Portfolio, which is equal to approximately 35% equity securities and 65% debt instruments.

As the Portfolio’s Target Allocation migrates toward that of ING Index Solution Income Portfolio by the Target Date, it is anticipated that the Portfolio would be merged with and into the ING Index Solution Income Portfolio. The ING Index Solution Income Portfolio is for those investors who are retired, nearing retirement or in need of making withdrawals from their portfolio soon.

In summary, the Portfolio is designed for an investor who plans to withdraw the value of the investor’s investments in the Portfolio gradually on or after the Target Date. The mix of investments in the Portfolio’s Target Allocation will change over time and seek to reduce investment risk as the Portfolio approaches its Target Date.

The Portfolio will be rebalanced periodically to return to the Target Allocation. The Target Allocation may be changed at any time by the Sub-Adviser.

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio, even near, at, or after the Target Date. There is no guarantee that the Portfolio will provide adequate income at and through your retirement or for any of your financial goals. The value of your investment in the Portfolio changes with the values of the Underlying Funds and their investments. Any of the following risks, among others, could affect the Portfolio’s or an Underlying Fund’s performance or cause the Portfolio or an Underlying Fund to lose money or to underperform market averages of other funds.

Asset Allocation   Assets will be allocated among Underlying Funds and markets based on judgments by the Adviser. There is a risk that the Portfolio may allocate assets to an Underlying Fund or asset class that underperforms other funds or asset classes.

Call   During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, an Underlying Fund would experience a decline in income.

Commodities   The operations and financial performance of companies in natural resources industries may be directly affected by commodity prices. This risk is exacerbated for those natural resources companies that own the underlying commodity.

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Credit   Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Credit Default Swaps   The Portfolio or an Underlying Fund may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the Portfolio or an Underlying Fund pays a fee to protect against the risk that a security held by the Portfolio or the Underlying Fund will default. As a seller of the swap, the Portfolio or an Underlying Fund receives payment(s) in return for its obligation to pay the counterparty the full national value of the security in the event of a default of the security issuer. As a seller of a swap, the Portfolio or an Underlying Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio or an Underlying Fund would be subject to investment exposure on the notional value of the swap. Credit default swaps are largely unregulated and susceptible to liquidity, credit, and counterparty risks.

Currency   To the extent that an Underlying Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

ING Index Solution 2025 Portfolio	19

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio or an Underlying Fund and reduce its returns. Derivatives may not perform as expected, so the Portfolio or an Underlying Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio or an Underlying Fund to the risk of improper valuation.

Floating Rate Loans   The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans and many floating rate loans are subject to restrictions on resale.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Underlying Funds experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Foreign investment risks may be greater in developing and emerging markets than in developed markets. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

High-Yield Securities   Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Index Strategy   The index selected may underperform the overall market and an Underlying Fund might fail to track its target index. The correlation between an Underlying Fund and index performance may be affected by the Underlying Fund’s expenses and the timing of purchases and redemptions of the Underlying Fund’s shares. An Underlying Fund’s actual holdings might not match the Index and the Underlying Fund’s effective exposure to index securities at any given time may not equal 100%.

Inflation-Indexed Bonds   If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Interest Rate   With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase an Underlying Fund’s exposure to risks associated with rising interest rates.

Liquidity   If a security is illiquid, an Underlying Fund might be unable to sell the security at a time when the manager might wish to sell, and the security could have the effect of decreasing the overall level of an Underlying Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount an Underlying Fund could realize upon disposition. An Underlying Fund may make investments that become less liquid in response to market developments or adverse investor perception. An Underlying Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to an Underlying Fund.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which the Underlying Funds invest. Rather, the market could favor securities to which the Underlying Funds are not exposed or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Underlying Funds costs and impair the ability of the Underlying Funds to achieve its investment objectives.

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

20	ING Index Solution 2025 Portfolio

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio or an Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio and a proportionate share of the expenses of each Underlying Fund.

Real Estate Companies and Real Estate Investment Trusts (“REITs”)   Investing in real estate companies and REITs may subject an Underlying Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.

Sovereign Debt   These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio’s Class ADV shares’ performance from year to year, and the table compares the Portfolio’s Class ADV shares’ and Class S shares’ performance to the performance of a broad-based securities market index/indices for the same period. Class ADV shares and Class S shares of the Portfolio would have substantially similar performance because they invest in the same portfolio of securities. However, Class S shares’ performance would be higher than Class ADV shares’ performance because of the higher expenses paid by Class ADV shares. The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio’s past performance is no guarantee of future results.

Calendar Year Total Returns Class ADV
(as of December 31 of each year)

Best quarter: 2nd, 2009, 13.76% and Worst quarter: 3rd, 2011, (11.97)%

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs (or since inception)	10 Yrs	Inception Date
Class ADV	%	12.74	3.13	N/A	03/10/08
Class S	%	13.12	3.39	N/A	03/10/08
S&P Target Date 2025 Index[1]	%	12.79	4.08[2]	N/A	—

1	The index returns do not reflect deductions for fees, expenses, or taxes.

2	Reflects index performance since the date closest to the Class’ inception for which data is available.

PORTFOLIO MANAGEMENT

On March 18, 2013, shareholders of the Portfolio were sent a proxy statement, which asked shareholders to approve the appointment of ING Investment Management Co., LLC as the Sub-Adviser to the Portfolio. If shareholders approve this proposal, ING Investment Management Co., LLC will become the Sub-Adviser to the Portfolio; however, the individuals listed as members of the Investment Committee will continue to be responsible for the day-to-day management of the Portfolio. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Portfolio’s website at www.INGFunds.com/vp/literature.

Investment Adviser
Directed Services LLC

Investment Committee
Heather Hackett, CFA	Halvard Kvaale, CIMA
Committee Member (since 08/09)	Committee Member (since 08/12)
Paul Zemsky, CFA
Committee Member (since 03/08)

ING Index Solution 2025 Portfolio	21

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

22	ING Index Solution 2025 Portfolio

ING Index Solution 2030 Portfolio

INVESTMENT OBJECTIVE

Until the day prior to its Target Date (defined below), the Portfolio seeks to provide total return consistent with an asset allocation targeted at retirement in approximately 2030. On the Target Date, the Portfolio’s investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

FEES AND EXPENSES OF THE PORTFOLIO

The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class		ADV	S
Management Fees[2]	%	0.14	0.14
Distribution and/or Shareholder Services (12b-1) Fees	%	0.50	0.25
Administrative Services Fees	%	0.10	0.10
Other Expenses	%	42.40	42.40
Acquired Fund Fees and Expenses	%	0.39	0.39
Total Annual Portfolio Operating Expenses[3]	%	43.53	43.28
Waivers and Reimbursements[4]	%	(42.52)	(42.52)
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	%	1.01	0.76

1	Expense ratios have been adjusted to reflect current contractual rates.

2	Effective April 30, 2013, the Portfolio’s Management Fee structure was changed to a “bifurcated fee” structure as follows: an annual rate of 0.10% of the Portfolio’s average daily net assets invested in Underlying Funds within the ING Funds complex, and 0.30% of the Portfolio’s average daily net assets invested in direct investments, which include, but are not limited to, exchange-traded funds, securities issued by non-investment company issuers, such as operating companies, and derivative instruments. The Management Fee reflected in the table is calculated based on an estimated investment of 20% of the Portfolio’s assets in direct investments.

3	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

4	The adviser is contractually obligated to limit expenses to 1.01% and 0.76% of Class ADV and Class S shares, respectively, through at least May 1, 2018; the obligation does not extend to interest, taxes, brokerage commissions, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years.

Expense Examples $

The Examples are intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Examples do not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated. The Examples also assume that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
ADV	$103	322	558	10,676
S	$78	243	422	10,666

The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-, three-, and five-year periods and the first five years of the ten-year period.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Examples, affect the Portfolio’s performance.

During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 51% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in a combination of Underlying Funds which are passively managed index funds. The Portfolio will provide shareholders with at least 60 days’ prior written notice of any change in this investment policy. The Underlying Funds invest in U.S. stocks, international stocks, U.S. bonds, and other debt instruments and the Portfolio uses an asset allocation strategy designed for investors expecting to retire around the year 2030. The Portfolio’s current approximate target investment allocations (expressed as a percentage of its net assets) among the Underlying Funds are as follows: 75% in equity securities; and 25% in debt instruments. As these are Target Allocations, the actual allocations of the Portfolio’s assets may deviate from the percentages shown.

The Target Allocations are measured with reference to the primary investment strategies of the Underlying Funds; actual exposure to debt instruments and equity securities will vary from the Target Allocations if an Underlying Fund is not substantially invested in accordance with its primary investment strategy. The Portfolio may periodically deviate from the Target Allocations based on

ING Index Solution 2030 Portfolio	23

an assessment of the current market conditions or other factors. Generally, the deviations fall within the range of +/- 10% relative to the current Target Allocations. The sub-adviser (“Sub-Adviser”) may determine, in light of market conditions or other factors, to deviate by a wider margin in order to protect the Portfolio, achieve its investment objective, or to take advantage of particular opportunities.

The Underlying Funds provide exposure to a wide range of traditional asset classes which include stocks, bonds and cash.

Equity securities in which the Underlying Funds invest include, but are not limited to, domestic and international large-, mid-, and small-capitalization stocks (may be growth oriented, value oriented or a blend); and emerging market securities.

Debt instruments in which the Underlying Funds invest include, but are not limited to, domestic and international intermediate-, long-, and short-term bonds; and high-yield bonds commonly referred to as “junk-bonds.”

The Portfolio may also invest in derivatives, including futures, and swaps (including interest rate swaps, total return swaps, and credit default swaps), to make tactical allocations, as a substitute for a taking a position in the underlying asset, minimize risk, and assist in managing cash.

The Portfolio may invest up to 20% of its total assets in exchange-traded funds.

The Portfolio may also allocate in the future to the following non-traditional asset classes (also known as alternative strategies) which include but are not limited to: domestic and international real estate stocks, including real estate investment trusts; natural resource/commodity securities; treasury inflation protected securities and floating rate loans. There can be no assurance that these allocations will occur.

The Portfolio is designed primarily for long-term investors in tax-advantaged accounts. The Portfolio is structured and managed around a specific target retirement or financial goal date 2030 (“Target Date”). The Target Date is the approximate year that an investor in the Portfolio would plan to make withdrawals from the Portfolio for retirement or other financial goals. The chart below shows the glide path and illustrates how the equity securities and debt instruments allocations will change over time. Generally, the Portfolio’s glide path will transition to the target asset allocations illustrated below on an annual basis and become more conservative as the Portfolio approaches the Target Date. As the Portfolio approaches its Target Date in 2030, the Portfolio’s Target Allocation is anticipated to be the same as that of ING Index Solution Income Portfolio, which is equal to approximately 35% equity securities and 65% debt instruments.

As the Portfolio’s Target Allocation migrates toward that of ING Index Solution Income Portfolio by the Target Date, it is anticipated that the Portfolio would be merged with and into the ING Index Solution Income Portfolio. The ING Index Solution Income Portfolio is for those investors who are retired, nearing retirement or in need of making withdrawals from their portfolio soon.

In summary, the Portfolio is designed for an investor who plans to withdraw the value of the investor’s investments in the Portfolio gradually on or after the Target Date. The mix of investments in the Portfolio’s Target Allocation will change over time and seek to reduce investment risk as the Portfolio approaches its Target Date.

The Portfolio will be rebalanced periodically to return to the Target Allocation. The Target Allocation may be changed at any time by the Sub-Adviser.

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio, even near, at, or after the Target Date. There is no guarantee that the Portfolio will provide adequate income at and through your retirement or for any of your financial goals. The value of your investment in the Portfolio changes with the values of the Underlying Funds and their investments. Any of the following risks, among others, could affect the Portfolio’s or an Underlying Fund’s performance or cause the Portfolio or an Underlying Fund to lose money or to underperform market averages of other funds.

Asset Allocation   Assets will be allocated among Underlying Funds and markets based on judgments by the Adviser. There is a risk that the Portfolio may allocate assets to an Underlying Fund or asset class that underperforms other funds or asset classes.

Call   During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, an Underlying Fund would experience a decline in income.

Commodities   The operations and financial performance of companies in natural resources industries may be directly affected by commodity prices. This risk is exacerbated for those natural resources companies that own the underlying commodity.

24	ING Index Solution 2030 Portfolio

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Credit   Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Credit Default Swaps   The Portfolio or an Underlying Fund may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the Portfolio or an Underlying Fund pays a fee to protect against the risk that a security held by the Portfolio or the Underlying Fund will default. As a seller of the swap, the Portfolio or an Underlying Fund receives payment(s) in return for its obligation to pay the counterparty the full national value of the security in the event of a default of the security issuer. As a seller of a swap, the Portfolio or an Underlying Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio or an Underlying Fund would be subject to investment exposure on the notional value of the swap. Credit default swaps are largely unregulated and susceptible to liquidity, credit, and counterparty risks.

Currency   To the extent that an Underlying Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio or an Underlying Fund and reduce its returns. Derivatives may not perform as expected, so the Portfolio or an Underlying Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio or an Underlying Fund to the risk of improper valuation.

Floating Rate Loans   The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans and many floating rate loans are subject to restrictions on resale.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Underlying Funds experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Foreign investment risks may be greater in developing and emerging markets than in developed markets. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

High-Yield Securities   Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Index Strategy   The index selected may underperform the overall market and an Underlying Fund might fail to track its target index. The correlation between an Underlying Fund and index performance may be affected by the Underlying Fund’s expenses and the timing of purchases and redemptions of the Underlying Fund’s shares. An Underlying Fund’s actual holdings might not match the Index and the Underlying Fund’s effective exposure to index securities at any given time may not equal 100%.

Inflation-Indexed Bonds   If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Interest Rate   With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase an Underlying Fund’s exposure to risks associated with rising interest rates.

Liquidity   If a security is illiquid, an Underlying Fund might be unable to sell the security at a time when the manager might wish to sell, and the security could have the effect of decreasing the overall level of an Underlying Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount an Underlying Fund could realize upon disposition. An Underlying Fund may make investments that become less liquid in response

ING Index Solution 2030 Portfolio	25

to market developments or adverse investor perception. An Underlying Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to an Underlying Fund.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which the Underlying Funds invest. Rather, the market could favor securities to which the Underlying Funds are not exposed or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Underlying Funds costs and impair the ability of the Underlying Funds to achieve its investment objectives.

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio or an Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio and a proportionate share of the expenses of each Underlying Fund.

Real Estate Companies and Real Estate Investment Trusts (“REITs”)   Investing in real estate companies and REITs may subject an Underlying Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.

Sovereign Debt   These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the performance of the Portfolio’s Class ADV shares’ for the first full calendar year of operations, and the table compares the Portfolio’s Class ADV shares’ and Class S shares’ performance to the performance of a broad-based securities market index/indices for the same period. The Class ADV shares and Class S shares of the Portfolio would have substantially similar performance because they invest in the same portfolio of securities. However, Class S shares’ performance would be higher than Class ADV shares’ performance because of the higher expenses paid by Class ADV shares. The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio’s past performance is no guarantee of future results.

Calendar Year Total Returns Class ADV
(as of December 31)

26	ING Index Solution 2030 Portfolio

Best quarter: 1st, 2012, 9.64% and Worst quarter: 2nd, 2012, (3.23)%

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs (or since inception)	10 Yrs	Inception Date
Class ADV	%	13.99	19.98	N/A	10/03/11
Class S	%	14.22	20.18	N/A	10/03/11
S&P Target Date 2030 Index[1]	%	13.71	20.83	N/A	—

1	The index returns do not reflect deductions for fees, expenses, or taxes.

PORTFOLIO MANAGEMENT

Investment Adviser	Sub-Adviser
Directed Services LLC	ING Investment Management Co. LLC

Portfolio Managers
Heather Hackett, CFA	Halvard Kvaale,CIMA
Portfolio Manager (since 09/11)	Portfolio Manager (since 08/12)
Paul Zemsky, CFA
Portfolio Manager (since 09/11)

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

ING Index Solution 2030 Portfolio	27

ING Index Solution 2035 Portfolio

INVESTMENT OBJECTIVE

Until the day prior to its Target Date (defined below), the Portfolio seeks to provide total return consistent with an asset allocation targeted at retirement in approximately 2035. On the Target Date, the Portfolio’s investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

FEES AND EXPENSES OF THE PORTFOLIO

The tables describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The tables do not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

On March 18, 2013, shareholders of the Portfolio were sent a proxy statement, which asked shareholders to approve a new fee structure (the “Amended Fee Structure”), which would modify the fees payable to the Adviser. Under the proposed Amended Fee Structure, the current Management Fee rate would continue to be charged with respect to assets invested in underlying funds in the ING Fund Complex (“Underlying Funds”), but a higher Management Fee rate would be charged on assets invested in other types of securities.

If the Amended Fee Structure is approved by shareholders, the fees you would pay if you buy and hold shares of the Portfolio will change. The current fee structure is reflected in Fee Table A below. The Amended Fee Structure is reflected below in Fee Table B. Similarly, if the Amended Fee Structure is approved, the expenses you pay as a shareholder of the Portfolio may change. An example intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds is also included below. Expense Example Table A shows an example based on the current fee structure. Expense Example Table B shows an example based on the Amended Fee Structure.

There is no guarantee that shareholders will approve the Amended Fee Structure, in which case the Portfolio will continue to operate under the current fee structure. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Portfolio’s website at www.INGFunds.com/vp/literature.

Fee Table A - Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class		ADV	S
Management Fees	%	0.10	0.10
Distribution and/or Shareholder Services (12b-1) Fees	%	0.50	0.25
Administrative Services Fees	%	0.10	0.10
Other Expenses	%	0.03	0.03
Acquired Fund Fees and Expenses	%	0.40	0.40
Total Annual Portfolio Operating Expenses[2]	%	1.13	0.88
Waivers and Reimbursements[3]	%	(0.11)	(0.11)
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	%	1.02	0.77

1	Expense ratios have been adjusted to reflect current fees.

2	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

3	The adviser is contractually obligated to limit expenses to 0.62% and 0.37% of Class ADV and Class S shares, respectively, through May 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years.

Expense Examples $

The Examples are intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Examples do not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated. The Examples also assume that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Example Table A

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
ADV	$104	348	612	1,365
S	$79	270	477	1,074

The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.

Fee Table B - Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class		ADV	S
Management Fees[2]	%	0.14	0.14
Distribution and/or Shareholder Services (12b-1) Fees	%	0.50	0.25

28	ING Index Solution 2035 Portfolio

Class		ADV	S
Administrative Services Fees	%	0.10	0.10
Other Expenses	%	0.03	0.03
Acquired Fund Fees and Expenses	%	0.40	0.40
Total Annual Portfolio Operating Expenses[3]	%	1.17	0.92
Waivers and Reimbursements[4]	%	(0.16)	(0.16)
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	%	1.01	0.76

1	Expense ratios have been adjusted to reflect current contractual rates.

2	Pending shareholder approval, the Portfolio’s Management Fee structure was changed to a “bifurcated fee” structure as follows: an annual rate of 0.10% of the Portfolio’s average daily net assets invested in Underlying Funds within the ING Funds complex, and 0.30% of the Portfolio’s average daily net assets invested in direct investments, which include, but are not limited to, exchange-traded funds, securities issued by non-investment company issuers, such as operating companies, and derivative instruments. The Management Fee reflected in the table is calculated based on an estimated investment of 20% of the Portfolio’s assets in direct investments.

3	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

4	The adviser is contractually obligated to limit expenses to 1.01% and 0.76% of Class ADV and Class S shares, respectively, through at least May 1, 2018; the obligation does not extend to interest, taxes, brokerage commissions, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years.

Expense Examples $

The Examples are intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Examples do not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated. The Examples also assume that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Example Table B

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
ADV	$103	322	558	1,341
S	$78	243	422	1,049

The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-, three-, and five-year periods and the first five years of the ten-year period.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Examples, affect the Portfolio’s performance.

During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 34% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in a combination of Underlying Funds which are passively managed index funds. The Portfolio will provide shareholders with at least 60 days’ prior written notice of any change in this investment policy. The Underlying Funds invest in U.S. stocks, international stocks, U.S. bonds, and other debt instruments and the Portfolio uses an asset allocation strategy designed for investors expecting to retire around the year 2035. The Portfolio’s current approximate target investment allocations (expressed as a percentage of its net assets) among the Underlying Funds are as follows: 83% in equity securities; and 17% in debt instruments. As these are Target Allocations, the actual allocations of the Portfolio’s assets may deviate from the percentages shown.

The Target Allocations are measured with reference to the primary investment strategies of the Underlying Funds; actual exposure to debt instruments and equity securities will vary from the Target Allocations if an Underlying Fund is not substantially invested in accordance with its primary investment strategy. The Portfolio may periodically deviate from the Target Allocations based on an assessment of the current market conditions or other factors. Generally, the deviations fall within the range of +/- 10% relative to the current Target Allocations. The Portfolio may, in light of market conditions or other factors, deviate by a wider margin in order to protect the Portfolio, achieve its investment objective, or to take advantage of particular opportunities.

The Underlying Funds provide exposure to a wide range of traditional asset classes which include stocks, bonds and cash.

Equity securities in which the Underlying Funds invest include, but are not limited to, domestic and international large-, mid-, and small-capitalization stocks (may be growth oriented, value oriented or a blend); and emerging market securities.

Debt instruments in which the Underlying Funds invest include, but are not limited to, domestic and international intermediate-, long-, and short-term bonds; and high-yield bonds commonly referred to as “junk-bonds.”

The Portfolio may also invest in derivatives, including futures, and swaps (including interest rate swaps, total return swaps, and credit default swaps), to make tactical allocations, as a substitute for a taking a position in the underlying asset, minimize risk, and assist in managing cash.

The Portfolio may invest up to 20% of its total assets in exchange-traded funds.

ING Index Solution 2035 Portfolio	29

The Portfolio may also allocate in the future to the following non-traditional asset classes (also known as alternative strategies) which include but are not limited to: domestic and international real estate stocks, including real estate investment trusts; natural resource/commodity securities; treasury inflation protected securities and floating rate loans. There can be no assurance that these allocations will occur.

The Portfolio is designed primarily for long-term investors in tax-advantaged accounts. The Portfolio is structured and managed around a specific target retirement or financial goal date 2035 (“Target Date”). The Target Date is the approximate year that an investor in the Portfolio would plan to make withdrawals from the Portfolio for retirement or other financial goals. The chart below shows the glide path and illustrates how the equity securities and debt instruments allocations will change over time. Generally, the Portfolio’s glide path will transition to the target asset allocations illustrated below on an annual basis and become more conservative as the Portfolio approaches the Target Date. As the Portfolio approaches its Target Date in 2035, the Portfolio’s Target Allocation is anticipated to be the same as that of ING Index Solution Income Portfolio, which is equal to approximately 35% equity securities and 65% debt instruments.

As the Portfolio’s Target Allocation migrates toward that of ING Index Solution Income Portfolio by the Target Date, it is anticipated that the Portfolio would be merged with and into the ING Index Solution Income Portfolio. The ING Index Solution Income Portfolio is for those investors who are retired, nearing retirement or in need of making withdrawals from their portfolio soon.

In summary, the Portfolio is designed for an investor who plans to withdraw the value of the investor’s investments in the Portfolio gradually on or after the Target Date. The mix of investments in the Portfolio’s Target Allocation will change over time and seek to reduce investment risk as the Portfolio approaches its Target Date.

The Portfolio will be rebalanced periodically to return to the Target Allocation. The Target Allocation may be changed at any time by the Sub-Adviser.

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio, even near, at, or after the Target Date. There is no guarantee that the Portfolio will provide adequate income at and through your retirement or for any of your financial goals. The value of your investment in the Portfolio changes with the values of the Underlying Funds and their investments. Any of the following risks, among others, could affect the Portfolio’s or an Underlying Fund’s performance or cause the Portfolio or an Underlying Fund to lose money or to underperform market averages of other funds.

Asset Allocation   Assets will be allocated among Underlying Funds and markets based on judgments by the Adviser. There is a risk that the Portfolio may allocate assets to an Underlying Fund or asset class that underperforms other funds or asset classes.

Call   During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, an Underlying Fund would experience a decline in income.

Commodities   The operations and financial performance of companies in natural resources industries may be directly affected by commodity prices. This risk is exacerbated for those natural resources companies that own the underlying commodity.

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Credit   Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Credit Default Swaps   The Portfolio or an Underlying Fund may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the Portfolio or an Underlying Fund pays a fee to protect against the risk that a security held by the Portfolio or the Underlying Fund will default. As a seller of the swap, the Portfolio or an Underlying Fund receives payment(s) in return for its obligation to pay the counterparty the full national value of the security in the event of a default of the security issuer. As a seller of a swap, the Portfolio or an Underlying Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio or an Underlying Fund would be subject to investment exposure on the notional value of the swap. Credit default swaps are largely unregulated and susceptible to liquidity, credit, and counterparty risks.

Currency   To the extent that an Underlying Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

30	ING Index Solution 2035 Portfolio

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio or an Underlying Fund and reduce its returns. Derivatives may not perform as expected, so the Portfolio or an Underlying Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio or an Underlying Fund to the risk of improper valuation.

Floating Rate Loans   The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans and many floating rate loans are subject to restrictions on resale.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Underlying Funds experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Foreign investment risks may be greater in developing and emerging markets than in developed markets. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

High-Yield Securities   Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Index Strategy   The index selected may underperform the overall market and an Underlying Fund might fail to track its target index. The correlation between an Underlying Fund and index performance may be affected by the Underlying Fund’s expenses and the timing of purchases and redemptions of the Underlying Fund’s shares. An Underlying Fund’s actual holdings might not match the Index and the Underlying Fund’s effective exposure to index securities at any given time may not equal 100%.

Inflation-Indexed Bonds   If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Interest Rate   With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase an Underlying Fund’s exposure to risks associated with rising interest rates.

Liquidity   If a security is illiquid, an Underlying Fund might be unable to sell the security at a time when the manager might wish to sell, and the security could have the effect of decreasing the overall level of an Underlying Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount an Underlying Fund could realize upon disposition. An Underlying Fund may make investments that become less liquid in response to market developments or adverse investor perception. An Underlying Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to an Underlying Fund.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which the Underlying Funds invest. Rather, the market could favor securities to which the Underlying Funds are not exposed or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Underlying Funds costs and impair the ability of the Underlying Funds to achieve its investment objectives.

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

ING Index Solution 2035 Portfolio	31

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio or an Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio and a proportionate share of the expenses of each Underlying Fund.

Real Estate Companies and Real Estate Investment Trusts (“REITs”)   Investing in real estate companies and REITs may subject an Underlying Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.

Sovereign Debt   These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio’s Class ADV shares’ performance from year to year, and the table compares the Portfolio’s Class ADV shares’ and Class S shares’ performance to the performance of a broad-based securities market index/indices for the same period. Class ADV shares and Class S shares of the Portfolio would have substantially similar performance because they invest in the same portfolio of securities. However, Class S shares’ performance would be higher than Class ADV shares’ performance because of the higher expenses paid by Class ADV shares. The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio’s past performance is no guarantee of future results.

Calendar Year Total Returns Class ADV
(as of December 31 of each year)

Best quarter: 2nd, 2009, 16.11% and Worst quarter: 3rd, 2011, (14.95)%

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs (or since inception)	10 Yrs	Inception Date
Class ADV	%	14.87	2.87	N/A	03/10/08
Class S	%	15.15	3.13	N/A	03/10/08
S&P Target Date 2035 Index[1]	%	14.41	3.61[2]	N/A	—

1	The index returns do not reflect deductions for fees, expenses, or taxes.

2	Reflects index performance since the date closest to the Class’ inception for which data is available.

PORTFOLIO MANAGEMENT

On March 18, 2013, shareholders of the Portfolio were sent a proxy statement, which asked shareholders to approve the appointment of ING Investment Management Co., LLC as the Sub-Adviser to the Portfolio. If shareholders approve this proposal, ING Investment Management Co., LLC will become the Sub-Adviser to the Portfolio; however, the individuals listed as members of the Investment Committee will continue to be responsible for the day-to-day management of the Portfolio. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Portfolio’s website at www.INGFunds.com/vp/literature.

Investment Adviser
Directed Services LLC

Investment Committee
Heather Hackett, CFA	Halvard Kvaale, CIMA
Committee Member (since 08/09)	Committee Member (since 08/12)
Paul Zemsky, CFA
Committee Member (since 03/08)

32	ING Index Solution 2035 Portfolio

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

ING Index Solution 2035 Portfolio	33

ING Index Solution 2040 Portfolio

INVESTMENT OBJECTIVE

Until the day prior to its Target Date (defined below), the Portfolio seeks to provide total return consistent with an asset allocation targeted at retirement in approximately 2040. On the Target Date, the Portfolio’s investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

FEES AND EXPENSES OF THE PORTFOLIO

The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class		ADV	S
Management Fees[2]	%	0.14	0.14
Distribution and/or Shareholder Services (12b-1) Fees	%	0.50	0.25
Administrative Services Fees	%	0.10	0.10
Other Expenses	%	53.85	53.85
Acquired Fund Fees and Expenses	%	0.38	0.38
Total Annual Portfolio Operating Expenses[3]	%	54.97	54.72
Waivers and Reimbursements[4]	%	(53.97)	(53.97)
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	%	1.00	0.75

1	Expense ratios have been adjusted to reflect current contractual rates.

2	Effective April 30, 2013, the Portfolio’s Management Fee structure was changed to a “bifurcated fee” structure as follows: an annual rate of 0.10% of the Portfolio’s average daily net assets invested in Underlying Funds within the ING Funds complex, and 0.30% of the Portfolio’s average daily net assets invested in direct investments, which include, but are not limited to, exchange-traded funds, securities issued by non-investment company issuers, such as operating companies, and derivative instruments. The Management Fee reflected in the table is calculated based on an estimated investment of 20% of the Portfolio’s assets in direct investments.

3	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

4	The adviser is contractually obligated to limit expenses to 1.00% and 0.75% of Class ADV and Class S shares, respectively, through at least May 1, 2018; the obligation does not extend to interest, taxes, brokerage commissions, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years.

Expense Examples $

The Examples are intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Examples do not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated. The Examples also assume that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
ADV	$102	318	552	10,278
S	$77	240	417	10,272

The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-, three-, and five-year periods and the first five years of the ten-year period.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Examples, affect the Portfolio’s performance.

During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 44% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in a combination of Underlying Funds which are passively managed index funds. The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. The Underlying Funds invest in U.S. stocks, international stocks, U.S. bonds, and other debt instruments and the Portfolio uses an asset allocation strategy designed for investors expecting to retire around the year 2040. The Portfolio’s current approximate target investment allocations (expressed as a percentage of its net assets) among the Underlying Funds are as follows: 91% in equity securities; and 9% in debt instruments. As these are Target Allocations, the actual allocations of the Portfolio’s assets may deviate from the percentages shown.

The Target Allocations are measured with reference to the primary investment strategies of the Underlying Funds; actual exposure to debt instruments and equity securities will vary from the Target Allocations if an Underlying Fund is not substantially invested in accordance with its primary investment strategy. The Portfolio may periodically deviate from the Target Allocations based on

34	ING Index Solution 2040 Portfolio

an assessment of the current market conditions or other factors. Generally, the deviations fall within the range of +/- 10% relative to the current Target Allocations. The sub-adviser (“Sub-Adviser”) may determine, in light of market conditions or other factors, to deviate by a wider margin in order to protect the Portfolio, achieve its investment objective, or to take advantage of particular opportunities.

The Underlying Funds provide exposure to a wide range of traditional asset classes which include stocks, bonds and cash.

Equity securities in which the Underlying Funds invest include, but are not limited to, domestic and international large-, mid-, and small-capitalization stocks (may be growth oriented, value oriented or a blend); and emerging market securities.

Debt instruments in which the Underlying Funds invest include, but are not limited to, domestic and international intermediate-, long-, and short-term bonds; and high-yield bonds commonly referred to as “junk-bonds.”

The Portfolio may also invest in derivatives, including futures, and swaps (including interest rate swaps, total return swaps, and credit default swaps), to make tactical allocations, as a substitute for a taking a position in the underlying asset, minimize risk, and assist in managing cash.

The Portfolio may invest up to 20% of its total assets in exchange-traded funds.

The Portfolio may also allocate in the future to the following non-traditional asset classes (also known as alternative strategies) which include but are not limited to: domestic and international real estate stocks, including real estate investment trusts; natural resource/commodity securities; treasury inflation protected securities and floating rate loans. There can be no assurance that these allocations will occur.

The Portfolio is designed primarily for long-term investors in tax-advantaged accounts. The Portfolio is structured and managed around a specific target retirement or financial goal date 2040 (“Target Date”). The Target Date is the approximate year that an investor in the Portfolio would plan to make withdrawals from the Portfolio for retirement or other financial goals. The chart below shows the glide path and illustrates how the equity securities and debt instruments allocations will change over time. Generally, the Portfolio’s glide path will transition to the target asset allocations illustrated below on an annual basis and become more conservative as the Portfolio approaches the Target Date. As the Portfolio approaches its Target Date in 2040, the Portfolio’s Target Allocation is anticipated to be the same as that of ING Index Solution Income Portfolio, which is equal to approximately 35% equity securities and 65% debt instruments.

As the Portfolio’s Target Allocation migrates toward that of ING Index Solution Income Portfolio by the Target Date, it is anticipated that the Portfolio would be merged with and into the ING Index Solution Income Portfolio. The ING Index Solution Income Portfolio is for those investors who are retired, nearing retirement or in need of making withdrawals from their portfolio soon.

In summary, the Portfolio is designed for an investor who plans to withdraw the value of the investor’s investments in the Portfolio gradually on or after the Target Date. The mix of investments in the Portfolio’s Target Allocation will change over time and seek to reduce investment risk as the Portfolio approaches its Target Date.

The Portfolio will be rebalanced periodically to return to the Target Allocation. The Target Allocation may be changed at any time by the Sub-Adviser.

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio, even near, at, or after the Target Date. There is no guarantee that the Portfolio will provide adequate income at and through your retirement or for any of your financial goals. The value of your investment in the Portfolio changes with the values of the Underlying Funds and their investments. Any of the following risks, among others, could affect the Portfolio’s or an Underlying Fund’s performance or cause the Portfolio or an Underlying Fund to lose money or to underperform market averages of other funds.

Asset Allocation   Assets will be allocated among Underlying Funds and markets based on judgments by the Adviser. There is a risk that the Portfolio may allocate assets to an Underlying Fund or asset class that underperforms other funds or asset classes.

Call   During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, an Underlying Fund would experience a decline in income.

Commodities   The operations and financial performance of companies in natural resources industries may be directly affected by commodity prices. This risk is exacerbated for those natural resources companies that own the underlying commodity.

ING Index Solution 2040 Portfolio	35

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Credit   Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Credit Default Swaps   The Portfolio or an Underlying Fund may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the Portfolio or an Underlying Fund pays a fee to protect against the risk that a security held by the Portfolio or the Underlying Fund will default. As a seller of the swap, the Portfolio or an Underlying Fund receives payment(s) in return for its obligation to pay the counterparty the full national value of the security in the event of a default of the security issuer. As a seller of a swap, the Portfolio or an Underlying Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio or an Underlying Fund would be subject to investment exposure on the notional value of the swap. Credit default swaps are largely unregulated and susceptible to liquidity, credit, and counterparty risks.

Currency   To the extent that an Underlying Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio or an Underlying Fund and reduce its returns. Derivatives may not perform as expected, so the Portfolio or an Underlying Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio or an Underlying Fund to the risk of improper valuation.

Floating Rate Loans   The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans and many floating rate loans are subject to restrictions on resale.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Underlying Funds experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Foreign investment risks may be greater in developing and emerging markets than in developed markets. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

High-Yield Securities   Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Index Strategy   The index selected may underperform the overall market and an Underlying Fund might fail to track its target index. The correlation between an Underlying Fund and index performance may be affected by the Underlying Fund’s expenses and the timing of purchases and redemptions of the Underlying Fund’s shares. An Underlying Fund’s actual holdings might not match the Index and the Underlying Fund’s effective exposure to index securities at any given time may not equal 100%.

Inflation-Indexed Bonds   If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Interest Rate   With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase an Underlying Fund’s exposure to risks associated with rising interest rates.

Liquidity   If a security is illiquid, an Underlying Fund might be unable to sell the security at a time when the manager might wish to sell, and the security could have the effect of decreasing the overall level of an Underlying Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount an Underlying Fund could realize upon disposition. An Underlying Fund may make investments that become less liquid in response

36	ING Index Solution 2040 Portfolio

to market developments or adverse investor perception. An Underlying Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to an Underlying Fund.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which the Underlying Funds invest. Rather, the market could favor securities to which the Underlying Funds are not exposed or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Underlying Funds costs and impair the ability of the Underlying Funds to achieve its investment objectives.

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio or an Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio and a proportionate share of the expenses of each Underlying Fund.

Real Estate Companies and Real Estate Investment Trusts (“REITs”)   Investing in real estate companies and REITs may subject an Underlying Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.

Sovereign Debt   These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the performance of the Portfolio’s Class ADV shares’ for the first full calendar year of operations, and the table compares the Portfolio’s Class ADV shares’ and Class S shares’ performance to the performance of a broad-based securities market index/indices for the same period. The Class ADV shares and Class S shares of the Portfolio would have substantially similar performance because they invest in the same portfolio of securities. However, Class S shares’ performance would be higher than Class ADV shares’ performance because of the higher expenses paid by Class ADV shares. The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio’s past performance is no guarantee of future results.

ING Index Solution 2040 Portfolio	37

Calendar Year Total Returns Class ADV
(as of December 31)

Best quarter: 1st, 2012, 11.36% and Worst quarter: 2nd, 2012, (4.18)%

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs (or since inception)	10 Yrs	Inception Date
Class ADV	%	15.03	22.45	N/A	10/03/11
Class S	%	15.23	22.63	N/A	10/03/11
S&P Target Date 2040 Index[1]	%	14.98	22.84	N/A	—

1	The index returns do not reflect deductions for fees, expenses, or taxes.

PORTFOLIO MANAGEMENT

Investment Adviser	Sub-Adviser
Directed Services LLC	ING Investment Management Co. LLC

Portfolio Managers
Heather Hackett, CFA	Halvard Kvaale,CIMA
Portfolio Manager (since 09/11)	Portfolio Manager (since 08/12)
Paul Zemsky, CFA
Portfolio Manager (since 09/11)

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION
Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

38	ING Index Solution 2040 Portfolio

ING Index Solution 2045 Portfolio

INVESTMENT OBJECTIVE

Until the day prior to its Target Date (defined below), the Portfolio seeks to provide total return consistent with an asset allocation targeted at retirement in approximately 2045. On the Target Date, the Portfolio’s investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

FEES AND EXPENSES OF THE PORTFOLIO

The tables describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The tables do not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

On March 18, 2013, shareholders of the Portfolio were sent a proxy statement, which asked shareholders to approve a new fee structure (the “Amended Fee Structure”), which would modify the fees payable to the Adviser. Under the proposed Amended Fee Structure, the current Management Fee rate would continue to be charged with respect to assets invested in underlying funds in the ING Fund Complex (“Underlying Funds”), but a higher Management Fee rate would be charged on assets invested in other types of securities.

If the Amended Fee Structure is approved by shareholders, the fees you would pay if you buy and hold shares of the Portfolio will change. The current fee structure is reflected in Fee Table A below. The Amended Fee Structure is reflected below in Fee Table B. Similarly, if the Amended Fee Structure is approved, the expenses you pay as a shareholder of the Portfolio may change. An example intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds is also included below. Expense Example Table A shows an example based on the current fee structure. Expense Example Table B shows an example based on the Amended Fee Structure.

There is no guarantee that shareholders will approve the Amended Fee Structure, in which case the Portfolio will continue to operate under the current fee structure. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Portfolio’s website at www.INGFunds.com/vp/literature.

Fee Table A - Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class		ADV	S
Management Fees	%	0.10	0.10
Distribution and/or Shareholder Services (12b-1) Fees	%	0.50	0.25
Administrative Services Fees	%	0.10	0.10
Other Expenses	%	0.03	0.03
Acquired Fund Fees and Expenses	%	0.40	0.40
Total Annual Portfolio Operating Expenses[2]	%	1.13	0.88
Waivers and Reimbursements[3]	%	(0.11)	(0.11)
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	%	1.02	0.77

1	Expense ratios have been adjusted to reflect current fees.

2	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

3	The adviser is contractually obligated to limit expenses to 0.62% and 0.37% of Class ADV and Class S shares, respectively, through May 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years.

Expense Examples $

The Examples are intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Examples do not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated. The Examples also assume that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Example Table A

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
ADV	$104	348	612	1,365
S	$79	270	477	1,074

The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.

Fee Table B - Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class		ADV	S
Management Fees[2]	%	0.14	0.14
Distribution and/or Shareholder Services (12b-1) Fees	%	0.50	0.25

ING Index Solution 2045 Portfolio	39

Class		ADV	S
Administrative Services Fees	%	0.10	0.10
Other Expenses	%	0.03	0.03
Acquired Fund Fees and Expenses	%	0.40	0.40
Total Annual Portfolio Operating Expenses[3]	%	1.17	0.92
Waivers and Reimbursements[4]	%	(0.16)	(0.16)
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	%	1.01	0.76

1	Expense ratios have been adjusted to reflect current contractual rates.

2	Pending shareholder approval, the Portfolio’s Management Fee structure was changed to a “bifurcated fee” structure as follows: an annual rate of 0.10% of the Portfolio’s average daily net assets invested in Underlying Funds within the ING Funds complex, and 0.30% of the Portfolio’s average daily net assets invested in direct investments, which include, but are not limited to, exchange-traded funds, securities issued by non-investment company issuers, such as operating companies, and derivative instruments. The Management Fee reflected in the table is calculated based on an estimated investment of 20% of the Portfolio’s assets in direct investments.

3	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

4	The adviser is contractually obligated to limit expenses to 1.01% and 0.76% of Class ADV and Class S shares, respectively, through at least May 1, 2018; the obligation does not extend to interest, taxes, brokerage commissions, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years.

Expense Examples $

The Examples are intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Examples do not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated. The Examples also assume that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Example Table B

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
ADV	$103	322	558	1,341
S	$78	243	422	1,049

The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-, three-, and five-year periods and the first five years of the ten-year period.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Examples, affect the Portfolio’s performance.

During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 28% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in a combination of Underlying Funds which are passively managed index funds. The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. The Underlying Funds invest in U.S. stocks, international stocks, U.S. bonds, and other debt instruments and the Portfolio uses an asset allocation strategy designed for investors expecting to retire around the year 2045. The Portfolio’s current approximate target investment allocations (expressed as a percentage of its net assets) among the Underlying Funds are as follows: 95% in equity securities; and 5% in debt instruments. As these are Target Allocations, the actual allocations of the Portfolio’s assets may deviate from the percentages shown.

The Target Allocations are measured with reference to the primary investment strategies of the Underlying Funds; actual exposure to debt instruments and equity securities will vary from the Target Allocations if an Underlying Fund is not substantially invested in accordance with its primary investment strategy. The Portfolio may periodically deviate from the Target Allocations based on an assessment of the current market conditions or other factors. Generally, the deviations fall within the range of +/- 10% relative to the current Target Allocations. The Portfolio may, in light of market conditions or other factors, deviate by a wider margin in order to protect the Portfolio, achieve its investment objective, or to take advantage of particular opportunities.

The Underlying Funds provide exposure to a wide range of traditional asset classes which include stocks, bonds and cash.

Equity securities in which the Underlying Funds invest include, but are not limited to, domestic and international large-, mid-, and small-capitalization stocks (may be growth oriented, value oriented or a blend); and emerging market securities.

Debt instruments in which the Underlying Funds invest include, but are not limited to, domestic and international intermediate-, long-, and short-term bonds; and high-yield bonds commonly referred to as “junk-bonds.”

The Portfolio may also invest in derivatives, including futures, and swaps (including interest rate swaps, total return swaps, and credit default swaps), to make tactical allocations, as a substitute for a taking a position in the underlying asset, minimize risk, and assist in managing cash.

The Portfolio may invest up to 20% of its total assets in exchange-traded funds.

40	ING Index Solution 2045 Portfolio

The Portfolio may also allocate in the future to the following non-traditional asset classes (also known as alternative strategies) which include but are not limited to: domestic and international real estate stocks, including real estate investment trusts; natural resource/commodity securities; treasury inflation protected securities and floating rate loans. There can be no assurance that these allocations will occur.

The Portfolio is designed primarily for long-term investors in tax-advantaged accounts. The Portfolio is structured and managed around a specific target retirement or financial goal date 2045 (“Target Date”). The Target Date is the approximate year that an investor in the Portfolio would plan to make withdrawals from the Portfolio for retirement or other financial goals. The chart below shows the glide path and illustrates how the equity securities and debt instruments allocations will change over time. Generally, the Portfolio’s glide path will transition to the target asset allocations illustrated below on an annual basis and become more conservative as the Portfolio approaches the Target Date. As the Portfolio approaches its Target Date in 2045, the Portfolio’s Target Allocation is anticipated to be the same as that of ING Index Solution Income Portfolio, which is equal to approximately 35% equity securities and 65% debt instruments.

As the Portfolio’s Target Allocation migrates toward that of ING Index Solution Income Portfolio by the Target Date, it is anticipated that the Portfolio would be merged with and into the ING Index Solution Income Portfolio. The ING Index Solution Income Portfolio is for those investors who are retired, nearing retirement or in need of making withdrawals from their portfolio soon.

In summary, the Portfolio is designed for an investor who plans to withdraw the value of the investor’s investments in the Portfolio gradually on or after the Target Date. The mix of investments in the Portfolio’s Target Allocation will change over time and seek to reduce investment risk as the Portfolio approaches its Target Date.

The Portfolio will be rebalanced periodically to return to the Target Allocation. The Target Allocation may be changed at any time by the Sub-Adviser.

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio, even near, at, or after the Target Date. There is no guarantee that the Portfolio will provide adequate income at and through your retirement or for any of your financial goals. The value of your investment in the Portfolio changes with the values of the Underlying Funds and their investments. Any of the following risks, among others, could affect the Portfolio’s or an Underlying Fund’s performance or cause the Portfolio or an Underlying Fund to lose money or to underperform market averages of other funds.

Asset Allocation   Assets will be allocated among Underlying Funds and markets based on judgments by the Adviser. There is a risk that the Portfolio may allocate assets to an Underlying Fund or asset class that underperforms other funds or asset classes.

Call   During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, an Underlying Fund would experience a decline in income.

Commodities   The operations and financial performance of companies in natural resources industries may be directly affected by commodity prices. This risk is exacerbated for those natural resources companies that own the underlying commodity.

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Credit   Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Credit Default Swaps   The Portfolio or an Underlying Fund may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the Portfolio or an Underlying Fund pays a fee to protect against the risk that a security held by the Portfolio or the Underlying Fund will default. As a seller of the swap, the Portfolio or an Underlying Fund receives payment(s) in return for its obligation to pay the counterparty the full national value of the security in the event of a default of the security issuer. As a seller of a swap, the Portfolio or an Underlying Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio or an Underlying Fund would be subject to investment exposure on the notional value of the swap. Credit default swaps are largely unregulated and susceptible to liquidity, credit, and counterparty risks.

Currency   To the extent that an Underlying Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

ING Index Solution 2045 Portfolio	41

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio or an Underlying Fund and reduce its returns. Derivatives may not perform as expected, so the Portfolio or an Underlying Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio or an Underlying Fund to the risk of improper valuation.

Floating Rate Loans   The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans and many floating rate loans are subject to restrictions on resale.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Underlying Funds experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Foreign investment risks may be greater in developing and emerging markets than in developed markets. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

High-Yield Securities   Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Index Strategy   The index selected may underperform the overall market and an Underlying Fund might fail to track its target index. The correlation between an Underlying Fund and index performance may be affected by the Underlying Fund’s expenses and the timing of purchases and redemptions of the Underlying Fund’s shares. An Underlying Fund’s actual holdings might not match the Index and the Underlying Fund’s effective exposure to index securities at any given time may not equal 100%.

Inflation-Indexed Bonds   If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Interest Rate   With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase an Underlying Fund’s exposure to risks associated with rising interest rates.

Liquidity   If a security is illiquid, an Underlying Fund might be unable to sell the security at a time when the manager might wish to sell, and the security could have the effect of decreasing the overall level of an Underlying Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount an Underlying Fund could realize upon disposition. An Underlying Fund may make investments that become less liquid in response to market developments or adverse investor perception. An Underlying Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to an Underlying Fund.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which the Underlying Funds invest. Rather, the market could favor securities to which the Underlying Funds are not exposed or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Underlying Funds costs and impair the ability of the Underlying Funds to achieve its investment objectives.

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

42	ING Index Solution 2045 Portfolio

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio or an Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio and a proportionate share of the expenses of each Underlying Fund.

Real Estate Companies and Real Estate Investment Trusts (“REITs”)   Investing in real estate companies and REITs may subject an Underlying Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.

Sovereign Debt   These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio’s Class ADV shares’ performance from year to year, and the table compares the Portfolio’s Class ADV shares’ and Class S shares’ performance to the performance of a broad-based securities market index/indices for the same period. Class ADV shares and Class S shares of the Portfolio would have substantially similar performance because they invest in the same portfolio of securities. However, Class S shares’ performance would be higher than Class ADV shares’ performance because of the higher expenses paid by Class ADV shares. The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio’s past performance is no guarantee of future results.

Calendar Year Total Returns Class ADV
(as of December 31 of each year)

Best quarter: 2nd, 2009, 18.62% and Worst quarter: 3rd, 2011, (16.61)%

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs (or since inception)	10 Yrs	Inception Date
Class ADV	%	15.64	2.47	N/A	03/10/08
Class S	%	15.88	2.75	N/A	03/10/08
S&P Target Date 2045 Index[1]	%	15.43	3.25[2]	N/A	—

1	The index returns do not reflect deductions for fees, expenses, or taxes.

2	Reflects index performance since the date closest to the Class’ inception for which data is available.

PORTFOLIO MANAGEMENT

On March 18, 2013, shareholders of the Portfolio were sent a proxy statement, which asked shareholders to approve the appointment of ING Investment Management Co., LLC as the Sub-Adviser to the Portfolio. If shareholders approve this proposal, ING Investment Management Co., LLC will become the Sub-Adviser to the Portfolio; however, the individuals listed as members of the Investment Committee will continue to be responsible for the day-to-day management of the Portfolio. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Portfolio’s website at www.INGFunds.com/vp/literature.

Investment Adviser
Directed Services LLC

Investment Committee
Heather Hackett, CFA	Halvard Kvaale, CIMA
Committee Member (since 08/09)	Committee Member (since 08/12)
Paul Zemsky, CFA
Committee Member (since 03/08)

ING Index Solution 2045 Portfolio	43

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

44	ING Index Solution 2045 Portfolio

ING Index Solution 2050 Portfolio

INVESTMENT OBJECTIVE

Until the day prior to its Target Date (defined below), the Portfolio seeks to provide total return consistent with an asset allocation targeted at retirement in approximately 2050. On the Target Date, the Portfolio’s investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

FEES AND EXPENSES OF THE PORTFOLIO

The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class		ADV	S
Management Fees[2]	%	0.14	0.14
Distribution and/or Shareholder Services (12b-1) Fees	%	0.50	0.25
Administrative Services Fees	%	0.10	0.10
Other Expenses	%	41.90	41.90
Acquired Fund Fees and Expenses	%	0.39	0.39
Total Annual Portfolio Operating Expenses[3]	%	43.03	42.78
Waivers and Reimbursements[4]	%	(42.02)	(42.02)
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	%	1.01	0.76

1	Expense ratios have been adjusted to reflect current contractual rates.

2	Effective April 30, 2013, the Portfolio’s Management Fee structure was changed to a “bifurcated fee” structure as follows: an annual rate of 0.10% of the Portfolio’s average daily net assets invested in Underlying Funds within the ING Funds complex, and 0.30% of the Portfolio’s average daily net assets invested in direct investments, which include, but are not limited to, exchange-traded funds, securities issued by non-investment company issuers, such as operating companies, and derivative instruments. The Management Fee reflected in the table is calculated based on an estimated investment of 20% of the Portfolio’s assets in direct investments.

3	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

4	The adviser is contractually obligated to limit expenses to 1.01% and 0.76% of Class ADV and Class S shares, respectively, through at least May 1, 2018; the obligation does not extend to interest, taxes, brokerage commissions, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years.

Expense Examples $

The Examples are intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Examples do not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated. The Examples also assume that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
ADV	$103	322	558	10,683
S	$78	243	422	10,672

The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-, three-, and five-year periods and the first five years of the ten-year period.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Examples, affect the Portfolio’s performance.

During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 43% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in a combination of Underlying Funds which are passively managed index funds. The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. The Underlying Funds invest in U.S. stocks, international stocks, U.S. bonds, and other debt instruments and the Portfolio uses an asset allocation strategy designed for investors expecting to retire around the year 2050. The Portfolio’s current approximate target investment allocations (expressed as a percentage of its net assets) among the Underlying Funds are as follows: 95% in equity securities; and 5% in debt instruments. As these are Target Allocations, the actual allocations of the Portfolio’s assets may deviate from the percentages shown.

The Target Allocations are measured with reference to the primary investment strategies of the Underlying Funds; actual exposure to debt instruments and equity securities will vary from the Target Allocations if an Underlying Fund is not substantially invested in accordance with its primary investment strategy. The Portfolio may periodically deviate from the Target Allocations based on

ING Index Solution 2050 Portfolio	45

an assessment of the current market conditions or other factors. Generally, the deviations fall within the range of +/- 10% relative to the current Target Allocations. The sub-adviser (“Sub-Adviser”) may determine, in light of market conditions or other factors, to deviate by a wider margin in order to protect the Portfolio, achieve its investment objective, or to take advantage of particular opportunities.

The Underlying Funds provide exposure to a wide range of traditional asset classes which include stocks, bonds and cash.

Equity securities in which the Underlying Funds invest include, but are not limited to, domestic and international large-, mid-, and small-capitalization stocks (may be growth oriented, value oriented or a blend); and emerging market securities.

Debt instruments in which the Underlying Funds invest include, but are not limited to, domestic and international intermediate-, long-, and short-term bonds; and high-yield bonds commonly referred to as “junk-bonds.”

The Portfolio may also invest in derivatives, including futures, and swaps (including interest rate swaps, total return swaps, and credit default swaps), to make tactical allocations, as a substitute for a taking a position in the underlying asset, minimize risk, and assist in managing cash.

The Portfolio may invest up to 20% of its total assets in exchange-traded funds.

The Portfolio may also allocate in the future to the following non-traditional asset classes (also known as alternative strategies) which include but are not limited to: domestic and international real estate stocks, including real estate investment trusts; natural resource/commodity securities; treasury inflation protected securities and floating rate loans. There can be no assurance that these allocations will occur.

The Portfolio is designed primarily for long-term investors in tax-advantaged accounts. The Portfolio is structured and managed around a specific target retirement or financial goal date 2050 (“Target Date”).The Target Date is the approximate year that an investor in the Portfolio would plan to make withdrawals from the Portfolio for retirement or other financial goals. The chart below shows the glide path and illustrates how the equity securities and debt instruments allocations will change over time. Generally, the Portfolio’s glide path will transition to the target asset allocations illustrated below on an annual basis and become more conservative as the Portfolio approaches the Target Date. As the Portfolio approaches its Target Date in 2050, the Portfolio’s Target Allocation is anticipated to be the same as that of ING Index Solution Income Portfolio, which is equal to approximately 35% equity securities and 65% debt instruments.

As the Portfolio’s Target Allocation migrates toward that of ING Index Solution Income Portfolio by the Target Date, it is anticipated that the Portfolio would be merged with and into the ING Index Solution Income Portfolio. The ING Index Solution Income Portfolio is for those investors who are retired, nearing retirement or in need of making withdrawals from their portfolio soon.

In summary, the Portfolio is designed for an investor who plans to withdraw the value of the investor’s investments in the Portfolio gradually on or after the Target Date. The mix of investments in the Portfolio’s Target Allocation will change over time and seek to reduce investment risk as the Portfolio approaches its Target Date.

The Portfolio will be rebalanced periodically to return to the Target Allocation. The Target Allocation may be changed at any time by the Sub-Adviser.

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio, even near, at, or after the Target Date. There is no guarantee that the Portfolio will provide adequate income at and through your retirement or for any of your financial goals. The value of your investment in the Portfolio changes with the values of the Underlying Funds and their investments. Any of the following risks, among others, could affect the Portfolio’s or an Underlying Fund’s performance or cause the Portfolio or an Underlying Fund to lose money or to underperform market averages of other funds.

Asset Allocation   Assets will be allocated among Underlying Funds and markets based on judgments by the Adviser. There is a risk that the Portfolio may allocate assets to an Underlying Fund or asset class that underperforms other funds or asset classes.

Call   During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, an Underlying Fund would experience a decline in income.

Commodities   The operations and financial performance of companies in natural resources industries may be directly affected by commodity prices. This risk is exacerbated for those natural resources companies that own the underlying commodity.

46	ING Index Solution 2050 Portfolio

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Credit   Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Credit Default Swaps   The Portfolio or an Underlying Fund may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the Portfolio or an Underlying Fund pays a fee to protect against the risk that a security held by the Portfolio or the Underlying Fund will default. As a seller of the swap, the Portfolio or an Underlying Fund receives payment(s) in return for its obligation to pay the counterparty the full national value of the security in the event of a default of the security issuer. As a seller of a swap, the Portfolio or an Underlying Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio or an Underlying Fund would be subject to investment exposure on the notional value of the swap. Credit default swaps are largely unregulated and susceptible to liquidity, credit, and counterparty risks.

Currency   To the extent that an Underlying Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio or an Underlying Fund and reduce its returns. Derivatives may not perform as expected, so the Portfolio or an Underlying Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio or an Underlying Fund to the risk of improper valuation.

Floating Rate Loans   The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans and many floating rate loans are subject to restrictions on resale.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Underlying Funds experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Foreign investment risks may be greater in developing and emerging markets than in developed markets. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

High-Yield Securities   Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Index Strategy   The index selected may underperform the overall market and an Underlying Fund might fail to track its target index. The correlation between an Underlying Fund and index performance may be affected by the Underlying Fund’s expenses and the timing of purchases and redemptions of the Underlying Fund’s shares. An Underlying Fund’s actual holdings might not match the Index and the Underlying Fund’s effective exposure to index securities at any given time may not equal 100%.

Inflation-Indexed Bonds   If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Interest Rate   With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase an Underlying Fund’s exposure to risks associated with rising interest rates.

Liquidity   If a security is illiquid, an Underlying Fund might be unable to sell the security at a time when the manager might wish to sell, and the security could have the effect of decreasing the overall level of an Underlying Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount an Underlying Fund could realize upon disposition. An Underlying Fund may make investments that become less liquid in response

ING Index Solution 2050 Portfolio	47

to market developments or adverse investor perception. An Underlying Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to an Underlying Fund.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which the Underlying Funds invest. Rather, the market could favor securities to which the Underlying Funds are not exposed or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Underlying Funds costs and impair the ability of the Underlying Funds to achieve its investment objectives.

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio or an Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio and a proportionate share of the expenses of each Underlying Fund.

Real Estate Companies and Real Estate Investment Trusts (“REITs”)   Investing in real estate companies and REITs may subject an Underlying Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.

Sovereign Debt   These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the performance of the Portfolio’s Class ADV shares’ for the first full calendar year of operations, and the table compares the Portfolio’s Class ADV shares’ and Class S shares’ performance to the performance of a broad-based securities market index/indices for the same period. The Class ADV shares and Class S shares of the Portfolio would have substantially similar performance because they invest in the same portfolio of securities. However, Class S shares’ performance would be higher than Class ADV shares’ performance because of the higher expenses paid by Class ADV shares. The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio’s past performance is no guarantee of future results.

Calendar Year Total Returns Class ADV
(as of December 31)

48	ING Index Solution 2050 Portfolio

Best quarter: 1st, 2012, 11.54% and Worst quarter: 2nd, 2012, (4.49)%

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs (or since inception)	10 Yrs	Inception Date
Class ADV	%	15.24	22.63	N/A	10/03/11
Class S	%	15.33	22.80	N/A	10/03/11
S&P Target Date 2045 Index[1]	%	15.43	23.50	N/A	—

1	The index returns do not reflect deductions for fees, expenses, or taxes.

PORTFOLIO MANAGEMENT

Investment Adviser	Sub-Adviser
Directed Services LLC	ING Investment Management Co. LLC

Portfolio Managers
Heather Hackett, CFA	Halvard Kvaale,CIMA
Portfolio Manager (since 09/11)	Portfolio Manager (since 08/12)
Paul Zemsky, CFA
Portfolio Manager (since 09/11)

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

ING Index Solution 2050 Portfolio	49

ING Index Solution 2055 Portfolio

INVESTMENT OBJECTIVE

Until the day prior to its Target Date (defined below), the Portfolio seeks to provide total return consistent with an asset allocation targeted at retirement in approximately 2055. On the Target Date, the Portfolio’s investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

FEES AND EXPENSES OF THE PORTFOLIO

The tables describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The tables do not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

On March 18, 2013, shareholders of the Portfolio were sent a proxy statement, which asked shareholders to approve a new fee structure (the “Amended Fee Structure”), which would modify the fees payable to the Adviser. Under the proposed Amended Fee Structure, the current Management Fee rate would continue to be charged with respect to assets invested in underlying funds in the ING Fund Complex (“Underlying Funds”), but a higher Management Fee rate would be charged on assets invested in other types of securities.

If the Amended Fee Structure is approved by shareholders, the fees you would pay if you buy and hold shares of the Portfolio will change. The current fee structure is reflected in Fee Table A below. The Amended Fee Structure is reflected below in Fee Table B. Similarly, if the Amended Fee Structure is approved, the expenses you pay as a shareholder of the Portfolio may change. An example intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds is also included below. Expense Example Table A shows an example based on the current fee structure. Expense Example Table B shows an example based on the Amended Fee Structure.

There is no guarantee that shareholders will approve the Amended Fee Structure, in which case the Portfolio will continue to operate under the current fee structure. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Portfolio’s website at www.INGFunds.com/vp/literature.

Fee Table A - Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class		ADV	S
Management Fees	%	0.10	0.10
Distribution and/or Shareholder Services (12b-1) Fees	%	0.50	0.25
Administrative Services Fees	%	0.10	0.10
Other Expenses	%	0.06	0.06
Acquired Fund Fees and Expenses	%	0.40	0.40
Total Annual Portfolio Operating Expenses[2]	%	1.16	0.91
Waivers and Reimbursements[3]	%	(0.14)	(0.14)
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	%	1.02	0.77

1	Expense ratios have been adjusted to reflect current fees.

2	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

3	The adviser is contractually obligated to limit expenses to 0.62% and 0.37% of Class ADV and Class S shares, respectively, through May 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years.

Expense Examples $

The Examples are intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Examples do not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated. The Examples also assume that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Example Table A

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
ADV	$104	355	625	1,397
S	$79	276	490	1,107

The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.

Fee Table B - Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class		ADV	S
Management Fees[2]	%	0.14	0.14
Distribution and/or Shareholder Services (12b-1) Fees	%	0.50	0.25

50	ING Index Solution 2055 Portfolio

Class		ADV	S
Administrative Services Fees	%	0.10	0.10
Other Expenses	%	0.06	0.06
Acquired Fund Fees and Expenses	%	0.40	0.40
Total Annual Portfolio Operating Expenses[3]	%	1.20	0.95
Waivers and Reimbursements[4]	%	(0.19)	(0.19)
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	%	1.01	0.76

1	Expense ratios have been adjusted to reflect current contractual rates.

2	Pending shareholder approval, the Portfolio’s Management Fee structure was changed to a “bifurcated fee” structure as follows: an annual rate of 0.10% of the Portfolio’s average daily net assets invested in Underlying Funds within the ING Funds complex, and 0.30% of the Portfolio’s average daily net assets invested in direct investments, which include, but are not limited to, exchange-traded funds, securities issued by non-investment company issuers, such as operating companies, and derivative instruments. The Management Fee reflected in the table is calculated based on an estimated investment of 20% of the Portfolio’s assets in direct investments.

3	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

4	The adviser is contractually obligated to limit expenses to 1.01% and 0.76% of Class ADV and Class S shares, respectively, through at least May 1, 2018; the obligation does not extend to interest, taxes, brokerage commissions, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years.

Expense Examples $

The Examples are intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Examples do not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated. The Examples also assume that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Example Table B

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
ADV	$103	322	558	1,360
S	$78	243	422	1,069

The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-, three-, and five-year periods and the first five years of the ten-year period.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Examples, affect the Portfolio’s performance.

During the most recent fiscal year, the Portfolio’s turnover rate was 28% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in a combination of Underlying Funds which are passively managed index funds. The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. The Underlying Funds invest in U.S. stocks, international stocks, U.S. bonds, and other debt instruments and the Portfolio uses an asset allocation strategy designed for investors expecting to retire in 2055. The Portfolio’s current approximate target investment allocations (expressed as a percentage of its net assets) among the Underlying Funds are as follows: 95% in equity securities; and 5% in debt instruments. As these are Target Allocations, the actual allocations of the Portfolio’s assets may deviate from the percentages shown.

The Target Allocations are measured with reference to the primary investment strategies of the Underlying Funds; actual exposure to debt instruments and equity securities will vary from the Target Allocations if an Underlying Fund is not substantially invested in accordance with its primary investment strategy. The Portfolio may periodically deviate from the Target Allocations based on an assessment of the current market conditions or other factors. Generally, the deviations fall within the range of +/- 10% relative to the current Target Allocations. The Portfolio may, in light of market conditions or other factors, deviate by a wider margin in order to protect the Portfolio, achieve its investment objective, or to take advantage of particular opportunities.

The Underlying Funds provide exposure to a wide range of traditional asset classes which include stocks, bonds and cash.

Equity securities in which the Underlying Funds invest include, but are not limited to, domestic and international large-, mid-, and small-capitalization stocks (may be growth oriented, value oriented or a blend); and emerging market securities.

Debt instruments in which the Underlying Funds invest include, but are not limited to, domestic and international intermediate-, long-, and short-term bonds; and high-yield bonds commonly referred to as “junk-bonds.”

The Portfolio may also invest in derivatives, including futures, and swaps (including interest rate swaps, total return swaps, and credit default swaps), to make tactical allocations, as a substitute for a taking a position in the underlying asset, minimize risk, and assist in managing cash.

The Portfolio may invest up to 20% of its total assets in exchange-traded funds.

ING Index Solution 2055 Portfolio	51

The Portfolio may also allocate in the future to the following non-traditional asset classes (also known as alternative strategies) which include but are not limited to: domestic and international real estate stocks, including real estate investment trusts; natural resource/commodity securities; treasury inflation protected securities and floating rate loans. There can be no assurance that these allocations will occur.

The Portfolio is designed primarily for long-term investors in tax-advantaged accounts. The Portfolio is structured and managed around a specific target retirement or financial goal date 2055 (“Target Date”).The Target Date is the approximate year that an investor in the Portfolio would plan to make withdrawals from the Portfolio for retirement or other financial goals. The chart below shows the glide path and illustrates how the equity securities and debt instruments allocations will change over time. Generally, the Portfolio’s glide path will transition to the target asset allocations illustrated below on an annual basis and become more conservative as the Portfolio approaches the Target Date. As the Portfolio approaches its Target Date in 2055, the Portfolio’s Target Allocation is anticipated to be the same as that of ING Index Solution Income Portfolio, which is equal to approximately 35% equity securities and 65% debt instruments.

As the Portfolio’s Target Allocation migrates toward that of ING Index Solution Income Portfolio by the Target Date, it is anticipated that the Portfolio would be merged with and into the ING Index Solution Income Portfolio. The ING Index Solution Income Portfolio is for those investors who are retired, nearing retirement or in need of making withdrawals from their portfolio soon.

In summary, the Portfolio is designed for an investor who plans to withdraw the value of the investor’s investments in the Portfolio gradually on or after the Target Date. The mix of investments in the Portfolio’s Target Allocation will change over time and seek to reduce investment risk as the Portfolio approaches its Target Date.

The Portfolio will be rebalanced periodically to return to the Target Allocation. The Target Allocation may be changed at any time by the Sub-Adviser.

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio, even near, at, or after the Target Date. There is no guarantee that the Portfolio will provide adequate income at and through your retirement or for any of your financial goals. The value of your investment in the Portfolio changes with the values of the Underlying Funds and their investments. Any of the following risks, among others, could affect the Portfolio’s or an Underlying Fund’s performance or cause the Portfolio or an Underlying Fund to lose money or to underperform market averages of other funds.

Asset Allocation   Assets will be allocated among Underlying Funds and markets based on judgments by the Adviser. There is a risk that the Portfolio may allocate assets to an Underlying Fund or asset class that underperforms other funds or asset classes.

Call   During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, an Underlying Fund would experience a decline in income.

Commodities   The operations and financial performance of companies in natural resources industries may be directly affected by commodity prices. This risk is exacerbated for those natural resources companies that own the underlying commodity.

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Credit   Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Credit Default Swaps   The Portfolio or an Underlying Fund may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the Portfolio or an Underlying Fund pays a fee to protect against the risk that a security held by the Portfolio or the Underlying Fund will default. As a seller of the swap, the Portfolio or an Underlying Fund receives payment(s) in return for its obligation to pay the counterparty the full national value of the security in the event of a default of the security issuer. As a seller of a swap, the Portfolio or an Underlying Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio or an Underlying Fund would be subject to investment exposure on the notional value of the swap. Credit default swaps are largely unregulated and susceptible to liquidity, credit, and counterparty risks.

Currency   To the extent that an Underlying Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

52	ING Index Solution 2055 Portfolio

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio or an Underlying Fund and reduce its returns. Derivatives may not perform as expected, so the Portfolio or an Underlying Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio or an Underlying Fund to the risk of improper valuation.

Floating Rate Loans   The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans and many floating rate loans are subject to restrictions on resale.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Underlying Funds experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Foreign investment risks may be greater in developing and emerging markets than in developed markets. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

High-Yield Securities   Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Index Strategy   The index selected may underperform the overall market and an Underlying Fund might fail to track its target index. The correlation between an Underlying Fund and index performance may be affected by the Underlying Fund’s expenses and the timing of purchases and redemptions of the Underlying Fund’s shares. An Underlying Fund’s actual holdings might not match the Index and the Underlying Fund’s effective exposure to index securities at any given time may not equal 100%.

Inflation-Indexed Bonds   If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Interest Rate   With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase an Underlying Fund’s exposure to risks associated with rising interest rates.

Liquidity   If a security is illiquid, an Underlying Fund might be unable to sell the security at a time when the manager might wish to sell, and the security could have the effect of decreasing the overall level of an Underlying Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount an Underlying Fund could realize upon disposition. An Underlying Fund may make investments that become less liquid in response to market developments or adverse investor perception. An Underlying Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to an Underlying Fund.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which the Underlying Funds invest. Rather, the market could favor securities to which the Underlying Funds are not exposed or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Underlying Funds costs and impair the ability of the Underlying Funds to achieve its investment objectives.

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

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Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio or an Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio and a proportionate share of the expenses of each Underlying Fund.

Real Estate Companies and Real Estate Investment Trusts (“REITs”)   Investing in real estate companies and REITs may subject an Underlying Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.

Sovereign Debt   These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio’s Class ADV shares’ performance from year to year, and the table compares the Portfolio’s Class ADV shares’ and Class S shares’ performance to the performance of a broad-based securities market index/indices for the same period. Class ADV shares and Class S shares of the Portfolio would have substantially similar performance because they invest in the same portfolio of securities. However, Class S shares’ performance would be higher than Class ADV shares’ performance because of the higher expenses paid by Class ADV shares. The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio’s past performance is no guarantee of future results.

Calendar Year Total Returns Class ADV
(as of December 31 of each year)

Best quarter: 1st, 2012, 11.45% and Worst quarter: 3rd, 2011, (16.55)%

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs (or since inception)	10 Yrs	Inception Date
Class ADV	%	15.52	7.82	N/A	03/08/10
Class S	%	15.89	8.10	N/A	03/08/10
S&P Target Date 2045 Index[1]	%	15.43	10.26[2]	N/A	—

1	The index returns do not reflect deductions for fees, expenses, or taxes.

2	Reflects index performance since the date closest to the Class’ inception for which data is available.

PORTFOLIO MANAGEMENT

On March 18, 2013, shareholders of the Portfolio were sent a proxy statement, which asked shareholders to approve the appointment of ING Investment Management Co., LLC as the Sub-Adviser to the Portfolio. If shareholders approve this proposal, ING Investment Management Co., LLC will become the Sub-Adviser to the Portfolio; however, the individuals listed as members of the Investment Committee will continue to be responsible for the day-to-day management of the Portfolio. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Portfolio’s website at www.INGFunds.com/vp/literature.

Investment Adviser
Directed Services LLC

Investment Committee
Heather Hackett, CFA	Halvard Kvaale, CIMA
Committee Member (since 03/10)	Committee Member (since 08/12)
Paul Zemsky, CFA
Committee Member (since 03/10)

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PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

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KEY PORTFOLIO INFORMATION

This Prospectus contains information about the Portfolios and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.

The Portfolios’ Statement of Additional Information (“SAI”) is incorporated by reference into (legally made a part of) this Prospectus. It identifies investment restrictions, more detailed risk descriptions, a description of how the bond rating system works, and other information that may be helpful to you in your decision to invest. You may obtain a copy, without charge, from the Portfolios.

Other ING Funds may also be offered to the public that have similar names, investment objectives, and principal investment strategies as those of the Portfolios. You should be aware that a Portfolio is likely to differ from these other ING Funds in size and cash flow pattern. Accordingly, the performance of a Portfolio can be expected to vary from those of other ING Funds.

Each of the Portfolios is a series of ING Partners, Inc. (“Company”), a Maryland corporation. Each Portfolio is managed by Directed Services LLC (“DSL” or “Adviser”). ING Investment Management Co. LLC (“ING IM” or “Sub-Adviser”) is the Sub-Adviser to ING Index Solution 2020 Portfolio, ING Index Solution 2030 Portfolio, ING Index Solution 2040 Portfolio, and ING Index Solution 2050 Portfolio (the “Sub-Advised Portfolios”). ING IM serves as a consultant (“Consultant”) to ING Index Solution Income Portfolio, ING Index Solution 2015 Portfolio, ING Index Solution 2025 Portfolio, ING Index Solution 2035 Portfolio, ING Index Solution 2045 Portfolio, and ING Index Solution 2055 Portfolio (the “Consultant Portfolios”). On March 18, 2013, shareholders of the Consultant Portfolios were sent a proxy statement, which asked shareholders to approve the appointment of ING IM as the Sub-Adviser to the Consultant Portfolios. If shareholders approve this proposal, ING IM will become the Sub-Adviser to the Consultant Portfolios. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Consultant Portfolios’ website at www.INGFunds.com/vp/literature.

The Adviser and the Sub-Adviser/Consultant are indirect, wholly-owned subsidiaries of ING U.S., Inc. For more information about the Portfolios, the Adviser and the Sub-Adviser, please read “Management of the Portfolios” later in this Prospectus and the SAI.

The Portfolios’ shares are classified into up to five classes of shares, Adviser Class (“Class ADV”), Service Class (“Class S”), Initial Class (“Class I”), Service 2 Class (“Class S2”), and Class T shares. The classes of shares of each Portfolio are identical except for different expenses, certain related rights, and certain shareholder services. All share classes of each Portfolio have a common investment objective and investment portfolio. Only Class ADV and Class S shares are offered in this Prospectus. Class ADV and Class S shares are not subject to any sales loads.

Conflicts of Interest

In making decisions on the allocation of the assets of the Portfolios among the Underlying Funds, the Adviser is subject to several conflicts of interest because it, or an affiliate, may serve as the investment adviser to the Portfolios, and it or an affiliate serves as adviser, or may serve as sub-adviser to an Underlying Fund. These conflicts could arise because the Adviser or its affiliates earn higher net advisory fees (the advisory fee received less any sub-advisory fee paid and fee waivers or expense subsidies) on some of the Underlying Funds than others. For example, where the Underlying Funds have a sub-adviser that is affiliated with the Adviser, the entire advisory fee is retained by an ING company. Even where the net advisory fee is not higher for Underlying Funds sub-advised by an affiliate of the Adviser, the Adviser may have an incentive to prefer affiliated sub-advisers for other reasons, such as increasing assets under management or supporting new investment strategies, which in turn would lead to increased income to ING. Further, the Adviser may believe that redemption from an Underlying Fund will be harmful to that Underlying Fund, the Adviser, or an affiliate. Therefore, the Adviser may have incentives to allocate and reallocate in a fashion that would advance its own economic interests, the economic interests of an affiliate, or the interests of an Underlying Fund rather than a Portfolio.

The Adviser has informed the Company’s Board that its investment process may be influenced by an affiliated insurance company that issues financial products in which the Portfolios are offered as investment options. In certain of those products an affiliated insurance company may offer guaranteed lifetime income or death benefits. The Adviser’s investment decisions for the Portfolios, including its allocation decisions with respect to the Portfolios’ Underlying Funds, may benefit the affiliated insurance company issuing such benefits. For example, selecting and allocating assets to Underlying Funds which invest primarily in fixed-income securities or in a more conservative or less volatile investment style, may reduce the regulatory capital requirements which the affiliated insurance company must satisfy to support its guarantees under its products, may help reduce the affiliated insurance company’s risk from the lifetime income or death benefits, or may make it easier

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KEY PORTFOLIO INFORMATION  (continued) for the insurance company to manage its risk through the use of various hedging techniques. The Adviser has developed an investment process using an allocation committee which seeks to ensure that the Portfolios are managed in the best interest of their shareholders. Further, the Adviser has adopted various policies and procedures that are intended to identify, monitor, and address actual or potential conflicts of interest. Nonetheless, investors bear the risk that the Adviser’s allocation decisions may be affected by its conflicts of interest.

Fundamental Policies

Fundamental investment policies contained in the SAI may not be changed without shareholder approval. The Board of Directors (“Board”) and/or the Adviser may change any other policies and investment strategies.

Portfolio Diversification

Each Portfolio is diversified, as such term is defined in the Investment Company Act of 1940 (“1940 Act”).

Investor Diversification

Although an investor may achieve the same level of diversification by investing directly in a variety of the Underlying Funds, the Portfolios provide investors with a means to simplify their investment decisions by investing in a single diversified portfolio. For more information about the Underlying Funds, please see “Key Information About the Underlying Funds” later in this Prospectus.

Although the Portfolios are designed to serve as a component of a diversified investment portfolio of securities, no single mutual fund can provide an appropriate investment program for all investors. You should evaluate the Portfolios in the context of your personal financial situation, investment objectives and other investments.

Combination with ING Index Solution Income Portfolio

When ING Index Solution 2015 Portfolio, ING Index Solution 2020 Portfolio, ING Index Solution 2025 Portfolio, ING Index Solution 2030 Portfolio, ING Index Solution 2035 Portfolio, ING Index Solution 2040 Portfolio, ING Index Solution 2045 Portfolio, ING Index Solution 2050 Portfolio and ING Index Solution 2055 Portfolio reach their respective Target Dates, they may be combined with ING Index Solution Income Portfolio, without a vote of shareholders if the Company’s Board determines that combining such Portfolio with ING Index Solution Income Portfolio would be in the best interests of the Portfolio and its shareholders. Prior to any combination (which likely would take the form of a re-organization and may occur on or after each Portfolio’s Target Date), a Portfolio will notify shareholders of such Portfolio of the combination and any tax consequences. If, and when, such a combination occurs, shareholders of a Portfolio will become shareholders of ING Index Solution Income Portfolio.

Temporary Defensive Strategies

When the Adviser or sub-adviser (if applicable) to a Portfolio anticipates unusual market or other conditions, the Portfolio may temporarily depart from its principal investment strategies as a defensive measure. In such circumstances, that Portfolio may invest in securities believed to present less risk, such as cash, cash equivalents, money market fund shares and other money market instruments, debt securities that are high quality or higher quality than normal, more liquid securities, or others. While a Portfolio invests defensively, it may not achieve its investment objective. A Portfolio’s defensive investment position may not be effective in protecting its value. It is impossible to predict accurately how long such alternative strategies may be utilized. The types of defensive positions in which a Portfolio may engage are identified and discussed in the SAI.

Percentage and Rating Limitations

The percentage and rating limitations on Portfolio investments listed in this Prospectus apply at the time of investment.

Investment Not Guaranteed

Please note your investment is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

Shareholder Reports

Each Portfolio’s fiscal year ends December 31. Each Portfolio will send financial statements to its shareholders at least semi-annually. An annual shareholder report containing financial statements audited by an independent registered public accounting firm will be sent to shareholders every year.

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MORE INFORMATION ABOUT THE PORTFOLIOS

Additional Information About the Investment Objectives

Each Portfolio’s investment objective is non-fundamental and may be changed by a vote of the Portfolio’s Board, without shareholder approval. A Portfolio will provide 60 days’ prior written notice of any change in a non-fundamental investment objective. There is no guarantee the Portfolios will achieve their respective investment objectives.

Additional Information About Principal Investment Strategies

The Portfolios invest in a combination of Underlying Funds that, in turn, invest directly in a wide range of U.S. and international stocks, U.S. bonds and other debt instruments; and uses asset allocation strategies to determine how much to invest in each Underlying Fund. The Portfolios are designed to meet the needs of investors who wish to seek exposure to various types of securities through a single diversified investment. For a complete description of each Portfolio’s principal investment strategies, please see the Portfolio’s summary prospectus or the summary section of this Prospectus.

Asset Allocation Process

On March 18, 2013, shareholders of those Portfolios identified as the “Consultant Portfolios” in the section of the Prospectus entitled “Key Portfolio Information,” were sent a proxy statement, which asked shareholders to approve the appointment of ING Investment Management Co., LLC as the Sub-Adviser to the Consultant Portfolios. If shareholders approve this proposal, ING Investment Management Co., LLC will become the Sub-Adviser to the Consultant Portfolios; however, the individuals listed as members of the Investment Committee will continue to be responsible for the day-to-day management of the Portfolio. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Consultant Portfolio’s website at www.INGFunds.com/vp/literature.

The Adviser and Sub-Adviser/Consultant have designed the Portfolios which were constructed and are managed using an asset allocation process to determine each Portfolio’s investment mix. This asset allocation process can be described as follows:

In the first stage, the mix of asset classes ( i.e .., stocks and fixed-income securities of various types) that the Sub-Adviser/Consultant believes is likely to produce the optimal return for each Portfolio is estimated. These estimates are made with reference to an investment model that incorporates historical and expected returns, standard deviations and correlation coefficients of various asset classes as well as other financial variables. The mix of asset classes arrived at for each Portfolio is called the “Target Allocation.” The Sub-Adviser/Consultant will review the Target Allocations at least annually regarding proposed changes. The Sub-Adviser/Consultant will also make tactical allocations to overweight certain asset classes and styles, while underweighting other asset classes. These tactical allocations are intended to be in response to changing market conditions, and to enable the Sub-Adviser/Consultant to shift to those asset classes that are expected to outperform under certain market conditions.

For the Consultant Portfolios, the Adviser has set up a team of professionals to consider and review the recommendations of the Consultant, and will retain discretion over implementation of the Consultant’s recommendations, as necessary.

In the second stage, the Sub-Adviser/Consultant determines the Underlying Funds in which the Portfolios invest to attain their Target Allocations. In choosing an Underlying Fund, the Sub-Adviser/Consultant considers, among other factors, the degree to which the Underlying Fund’s holdings or other characteristics correspond to the desired Target Allocation. The Sub-Adviser/Consultant, at any time, may change the Underlying Funds in which the Portfolios invest, may add or drop Underlying Funds, and may determine to make tactical changes in the Portfolios’ Target Allocations depending on market conditions. The Sub-Adviser/Consultant determines the Target Allocations and the selection of Underlying Funds.

Periodically, based upon a variety of quantitative and qualitative factors, the Sub-Adviser/Consultant uses economic and statistical methods to determine the optimal Target Allocations and ranges for the Portfolios, the resulting allocations to the Underlying Funds, and whether any Underlying Funds should be added or removed from the mix.

The factors considered may include the following: (i) the investment objective of each Portfolio and each of the Underlying Funds; (ii) economic and market forecasts; (iii) proprietary and third-party reports and analysis; (iv) the risk/return characteristics, relative performance, and volatility of Underlying Funds; and (v) the correlation and covariance among Underlying Funds.

As market prices of the Underlying Funds’ portfolio securities change, each Portfolio’s actual allocations will vary somewhat from its respective Target Allocation, although the percentages generally will remain within an acceptable range of the Target Allocations percentages, as determined by the Sub-Adviser/Consultant. If changes are made as described above,

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MORE INFORMATION ABOUT THE PORTFOLIOS  (continued) those changes will be reflected in the Prospectus. However, it may take some time to fully implement the changes. The Sub-Adviser/Consultant will implement the changes over a reasonable period of time while seeking to minimize disruptive effects and added costs to the Portfolios and the Underlying Funds.

The Sub-Adviser/Consultant intends to rebalance the Portfolios on at least a quarterly basis, but may rebalance more or less frequently as deemed appropriate, to attain the Target Allocations for the Portfolios. These allocations, however, are targets, and each Portfolio’s allocations could change substantially as the Underlying Funds’ asset values change due to market movements and portfolio manager decisions. On an ongoing basis, the actual mix of assets and included strategies for each Portfolio may deviate from the Target Allocation percentages. If the Sub-Adviser/Consultant believes it is in the best interests of a Portfolio and its shareholders, to deviate from the Portfolio’s Target Allocation, it may rebalance more frequently than quarterly, limit the degree of rebalancing or avoid rebalancing altogether. The Target Allocations may be changed at any time by the Sub-Adviser/Consultant.

The Sub-Adviser/Consultant will have sole authority over the asset allocations, investments in particular Underlying Funds (including any Underlying Funds organized in the future) and the Target Allocations for the Portfolios, including determining the transition pattern of the Portfolios in a timely but reasonable manner based upon market conditions at the time of allocation changes. The pre-defined mixes will be reviewed at least annually and analyzed for consistency with current market conditions and industry trends.

With the exception of ING Index Solution Income Portfolio, each Portfolio is structured and managed around a specific target retirement or financial goal date (“Target Date”) as follows: 2055, 2050, 2045, 2040, 2035, 2030, 2025, 2020, and 2015. For example investors looking to retire in or near the year 2055 would likely choose the ING Index Solution 2055 Portfolio and the mix of this Portfolio would migrate toward that of the ING Index Solution 2050 Portfolio in approximately 5 years time, the ING Index Solution 2045 Portfolio in approximately 10 years time, the ING Index Solution 2040 Portfolio in approximately 15 years time, the ING Index Solution 2035 Portfolio in approximately 20 years time, the ING Index Solution 2030 Portfolio in approximately 25 years times, the ING Index Solution 2025 Portfolio in approximately 30 years time, the ING Index Solution 2020 Portfolio in approximately 35 years time, the ING Index Solution 2015 Portfolio in approximately 40 years time, and finally combine with the ING Index Solution Income Portfolio after about 45 years or about 2055. The ING Index Solution Income Portfolio is for those who are retired, nearing retirement or in need of drawing down income from their Portfolio soon.

With respect to the ING Index Solution 2055 Portfolio, ING Index Solution 2050 Portfolio, ING Index Solution 2045 Portfolio, ING Index Solution 2040 Portfolio, ING Index Solution 2035 Portfolio, ING Index Solution 2030 Portfolio, ING Index Solution 2025 Portfolio, ING Index Solution 2020 Portfolio, and ING Index Solution 2015 Portfolio, in summary, the mix of investments in the Target Allocations will change over time and seek to produce reduced investment risk and preserve capital as the Portfolio approaches its Target Date.

Asset Allocation is No Guarantee Against Loss

Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from the historical performance and the assumptions used to form the asset allocations for the Portfolios. Furthermore, the Sub-Adviser’s allocation of the Portfolios’ assets may not anticipate market trends successfully. For example, weighting Underlying Funds that invest in equity securities too heavily during a stock market decline may result in a failure to preserve capital. Conversely, investing too heavily in Underlying Funds that invest in debt instruments during a period of stock market appreciation may result in lower total return.

There is a risk that you could achieve better returns by investing in an Underlying Fund or other mutual funds representing a single asset class than in the Portfolios.

Assets will be allocated among funds and markets based on judgments made by the Sub-Adviser/Consultant. There is a risk that the Portfolios may allocate assets to an asset class or market that underperforms other funds. For example, a Portfolio may be underweighted in assets or a market that is experiencing significant returns or overweighted in assets or a market with significant declines.

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MORE INFORMATION ABOUT THE PORTFOLIOS  (continued) Performance of the Underlying Funds Will Vary

The performance of the Portfolios depends upon the performance of the Underlying Funds, which are affected by changes in the economy and financial markets. The value of the Portfolios changes as the asset values of the Underlying Funds the Portfolios hold go up or down. The value of your shares will fluctuate and may be worth more or less than the original cost. The timing of your investment may also affect performance.

Additional Information About the Portfolios’ and/or the Underlying Funds’ Risks

All mutual funds involve risk - some more than others - and there is always the chance that you could lose money or not earn as much as you hope. Each Portfolio’s risk profile is largely a factor of the principal securities in which the Underlying Funds invest and investment techniques that the Underlying Funds use.

Below is a discussion of the risks associated with certain of the types of securities in which the Portfolios and/or the Underlying Funds may invest and certain of the investment practices that the Portfolios and/or the Underlying Funds may use. For more information about these and other types of securities and investment techniques that may be used by the Portfolios and/or the Underlying Funds, see the SAI.

Many of the investment techniques and strategies discussed in this Prospectus and in the SAI are discretionary which means that the adviser or sub-adviser of the Portfolios and/or the Underlying Funds can decide whether to use them. The Portfolios and/or the Underlying Funds may invest in these securities or use these techniques as part of their principal investment strategies. However, the adviser or sub-adviser may also use these investment techniques or make investments in securities that are not a part of the Portfolios’ and/or the Underlying Funds’ principal investment strategies.

For more information about principal risks that apply only to the Underlying Funds, please see “Key Information About the Underlying Funds.”

Asset Allocation.  Assets will be allocated among Underlying Funds and markets based on judgments by the Adviser. There is a risk that a portfolio may allocate assets to an Underlying Fund or asset class that underperforms other funds or asset classes.

Call.  During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, an Underlying Fund would experience a decline in income.

Commodities.  The operations and financial performance of companies in natural resources industries may be directly affected by commodity prices. This risk is exacerbated for those natural resources companies that own the underlying commodity. Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand, the impact of interest rate and inflation on production and demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices, which may lead to a reduction in production or supply, may also negatively impact the performance of companies in natural resources industries that are solely involved in the transportation, processing, storing, distribution or marketing of commodities. Volatility of commodity prices may also make it more difficult for companies in natural resources industries to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices.

Company.  The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Credit.  Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Credit Default Swaps.  A portfolio or an Underlying Fund may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the portfolio or an Underlying Fund pays a fee to protect against the risk that a security held by the portfolio or the Underlying Fund will default. As a seller of the swap, a portfolio or an Underlying Fund receives payment(s) in return for its obligation to pay the counterparty the full national value of the security in the event of a default of the security issuer. As a seller of a swap, a portfolio or an Underlying Fund would effectively add

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MORE INFORMATION ABOUT THE PORTFOLIOS  (continued) leverage to its portfolio because, in addition to its total net assets, a portfolio or an Underlying Fund would be subject to investment exposure on the notional value of the swap. Credit default swaps are largely unregulated and susceptible to liquidity, credit, and counterparty risks.

Currency.  To the extent that an Underlying Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad. As a result, an Underlying Fund’s investments in foreign currency or foreign currency-denominated securities may reduce the value of an Underlying Fund’s assets.

Derivative Instruments.  Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of a portfolio or an Underlying Fund and reduce its returns. Derivatives may not perform as expected, so a portfolio an Underlying Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose a portfolio an Underlying Fund to the risk of improper valuation. Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. The investment of a portfolio or an Underlying Fund’s assets required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a portfolio or an Underlying Fund; therefore, the purchase of certain derivatives may have an economic leveraging effect on a portfolio or an Underlying Fund; thus exaggerating any increase or decrease in the net asset value of a portfolio or an Underlying Fund. Investments in derivatives are generally negotiated over-the-counter with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability to perform its obligations and further that any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a portfolio or an Underlying Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or for prices that do not reflect current market value. A portfolio or an Underlying Fund’s adviser or sub-adviser might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains to a portfolio or an Underlying Fund.

Floating Rate Loans.  The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans and many floating rate loans are subject to restrictions on resale.

Foreign Investments/Developing and Emerging Markets.  To the extent an Underlying Fund invests in securities of issuers in markets outside the United States, its share price may be more volatile than if it invested in securities of issuers in the U.S. market due to, among other things, the following factors: comparatively unstable political, social and economic conditions, and limited or ineffectual judicial systems; comparatively small market sizes, making securities less liquid and securities prices more sensitive to the movements of large investors and more vulnerable to manipulation; governmental policies or actions, such as high taxes, restrictions on currency movements, replacement of currency, potential for default on sovereign debt, trade or diplomatic disputes, creation of monopolies, and the seizure of private property through confiscatory taxation and expropriation or nationalization of company assets; incomplete, outdated, or unreliable information about securities issuers due to less stringent market regulation and accounting standards; comparatively undeveloped markets and weak banking and financial systems; market inefficiencies, such as higher transaction costs, and administrative difficulties, such as delays in processing transactions; and fluctuations in foreign currency exchange rates, which could reduce gains or widen losses. In addition, foreign taxes could reduce the income available to distribute to shareholders, and special U.S. tax considerations could apply to foreign investments. Depositary receipts are subject to risks of foreign investments and might not always track the price of the underlying foreign security. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

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Foreign investment risks typically are greater in developing and emerging markets than in developed markets, for such reasons as social or political unrest, heavy economic dependence on agriculture or exports (particularly commodities), undeveloped or overburdened infrastructures, vulnerability to natural disasters, significant and unpredictable government intervention in markets or the economy, currency devaluations, runaway inflation, environmental problems, and business practices that depart from norms for developed countries and less developed or liquid markets for securities generally.

High-Yield Securities.  Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments. Investments in high-yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt instruments, but they also typically entail greater potential price volatility and principal and income risk. The prices of high-yield securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. High-yield securities structured as zero-coupon or pay-in-kind securities tend to be more volatile. The secondary market in which high-yield securities are traded is generally less liquid than the market for higher grade bonds. At times of less liquidity, it may be more difficult to value high-yield securities.

Index Strategy.  The index selected may underperform the overall market and an Underlying Fund might fail to track its target index. The correlation between an Underlying Fund and index performance may be affected by the Underlying Fund’s expenses and the timing of purchases and redemptions of the Underlying Fund’s shares. An Underlying Fund’s actual holdings might not match the Index and the Underlying Fund’s effective exposure to index securities at any given time may not equal 100%.

Inflation-Indexed Bonds.  If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Interest Rate.  With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase an Underlying Fund’s exposure to risks associated with rising interest rates.

Liquidity.  If a security is illiquid, an Underlying Fund might be unable to sell the security at a time when an Underlying Fund’s manager might wish to sell, and the security could have the effect of decreasing the overall level of an Underlying Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount an Underlying Fund could realize upon disposition. An Underlying Fund may make investments that become less liquid in response to market developments or adverse investor perception. An Underlying Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Underlying Fund.

Market.  Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which the Underlying Funds invest. Rather, the market could favor securities to which the Underlying Funds are not exposed or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Underlying Funds costs and impair the ability of the Underlying Funds to achieve its investment objectives.

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Market Capitalization.  Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies.  The main risk of investing in other investment companies, including exchange-traded funds (“ETFs”), is the risk that the value of the securities underlying an investment company might decrease. Because a portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the portfolio.

Other investment companies include ETFs and Holding Company Depositary Receipts (“HOLDRs”), among others. ETFs are exchange-traded investment companies that are, in many cases, designed to provide investment results corresponding to an index. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Additional risks of investments in ETFs include: (i) the market price of an ETF’s shares may trade at a discount to its net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading may be halted if the listing exchanges’ officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value.

Real Estate Companies and Real Estate Investment Trusts (“REITs”).  Investing in real estate companies and REITs may subject an Underlying Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property. Some REITs may invest in a limited number of properties, in a narrow geographic area or in a single property type, which increases the risk that an Underlying Fund could be unfavorably affected by the poor performance of a single investment or investment type. These companies are also sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. Borrowers could default on or sell investments the REIT holds, which could reduce the cash flow needed to make distributions to investors. In addition, REITs may also be affected by tax and regulatory requirements in that a REIT may not qualify for preferential tax treatments or exemptions. REITs require specialized management and pay management expenses.

Sovereign Debt.  These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

Additional Risks

The discussion below also includes risks that are not considered to be principal risks of a Portfolio, but are considered to be relevant to each Portfolio or an Underlying Fund (including risks arising from a Portfolio’s investments in Underlying Funds).

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Counterparty.  The entity with which a portfolio or an Underlying Fund conducts portfolio-related business (such as trading or securities lending), or that underwrites, distributes or guarantees investments or agreements that the portfolio or the Underlying Fund owns or is otherwise exposed to, may refuse or may become unable to honor its obligations under the terms of a transaction or agreement. As a result, a portfolio or an Underlying Fund may sustain losses and be less likely to achieve its investment objective. These risks may be greater when engaging in over-the-counter transactions.

Duration.  One measure of risk for fixed-income securities is duration. Duration measures the sensitivity of a bond’s price to interest rate movements and is one of the tools used by a portfolio manager in selection of fixed-income securities. Historically, the maturity of a bond was also used as a proxy for the sensitivity of a bond’s price to changes in interest rates, otherwise known as a bond’s interest rate risk or volatility. According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of average life of a bond on a present value basis which was developed to incorporate a bond’s yield, coupons, final maturity and call features into one measure. As a point of reference, the duration of a noncallable 7% coupon bond with a remaining maturity of 5 years is approximately 4.5 years and the duration of a noncallable 7% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation. For example, the price of a bond with an average duration of 4.5 years would be expected to fall approximately 4.5% if interest rates rose by one percentage point. Conversely, the price of a bond with an average duration of 4.5 years would be expected to rise approximately 4.5% if interest rates drop by one percentage point.

Increase in Expenses.  Your actual cost of investing in a portfolio may be higher or lower than the expenses shown in the portfolio’s “Annual Portfolio Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if a portfolio’s Acquired Fund Fees and Expenses increase as a result of the decrease in the Underlying Funds’ assets. The Underlying Funds’ assets may decrease and Underlying Funds expense ratios increase for many reasons, including volatility in the Underlying Funds’ net asset value caused by volatility in the secondary markets for assets in which the Underlying Funds invests.

Manager.  A portfolio, and each Underlying Fund (except index funds), is subject to manager risk because it is an actively managed investment portfolio. The adviser, the sub-adviser, or each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for a portfolio or an Underlying Fund, but there can be no guarantee that these will produce the desired results.

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS

The Portfolios seek to meet their investment objectives by allocating their assets among the Underlying Funds. Because the Portfolios invest in the Underlying Funds, shareholders will be affected by the investment strategies of each Underlying Fund. Information is provided below as of the date of this Prospectus regarding each Underlying Fund, including its investment adviser, sub-adviser, investment objective, main investments and main risks. This information is intended to provide potential investors in the Portfolios with information that they may find useful in understanding the investment history and risks of the Underlying Funds.

You should note that the adviser or sub-adviser (if applicable) may or may not invest in each of the Underlying Funds listed. Further, over time, the Portfolios will alter their allocation of assets among the Underlying Funds and may add or remove Underlying Funds that are considered for investment. Therefore, it is not possible to predict the extent to which the Portfolios will be invested in each Underlying Fund at any one time. As a result, the degree to which the Portfolios may be subject to the risks of a particular Underlying Fund will depend on the extent to which the Portfolios have invested in the Underlying Fund.

Affiliated Underlying Funds

Underlying Fund: ING Emerging Markets Index Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of an index that measures the investment return of emerging markets securities (“Index”).

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies, which are at the time of purchase, included in an Index that measures the investment return of emerging markets securities; depositary receipts representing securities in the Index; convertible securities that are convertible into stocks included in the Index; other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components; and exchange-traded funds. Under normal market conditions, the portfolio invests all, or substantially all of its assets in these securities. The portfolio currently invests principally in equity securities and employs a “passive management” approach designed to track the performance of the Index (currently MSCI Emerging Markets IndexSM (“Index”)). As of February 28, 2013, a portion of the Index was concentrated in the financials sector (including a focus in the commercial banks industry). The portfolio is non-diversified, which means it may invest a significant portion of its assets in a single issuer. The portfolio may invest in other investment companies to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, concentration, convertible securities, credit, currency, derivative instruments, focused investing, foreign investments/developing and emerging markets, index strategy, interest rate, issuer non-diversification, liquidity, market, market capitalization, other investment companies, and securities lending.

Underlying Fund: ING Euro STOXX 50® Index Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the EURO STOXX 50® Index (“Index”).

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies which are, at the time of purchase, included in the Index, convertible securities that are convertible into stocks included in the Index, other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components and exchange-traded funds. Under normal market conditions, the portfolio invests all, or substantially all of its assets in these securities. The portfolio invests principally in common stocks and employs a “passive management” approach designed to track the performance of the Index. As of February 28, 2013, a portion of the Index was concentrated in the financials sector. The portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the portfolio’s

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued) cash position. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, concentration, convertible securities, credit, currency, derivative instruments, foreign investments, index strategy, interest rate, liquidity, market, market capitalization, other investment companies, and securities lending.

Underlying Fund: ING FTSE 100 Index® Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the FTSE 100 Index® (“Index”).

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies which are, at the time of purchase, included in the Index, convertible securities that are convertible into stocks included in the Index, other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components, and exchange-traded funds. Under normal market conditions, the portfolio invests all, or substantially all of its assets in these securities. The portfolio invests principally in common stocks and employs a “passive management” approach designed to track the performance of the Index. As of February 28, 2013, portions of the Index were focused in the consumer staples sector, the energy sector (including the oil, gas, and consumable fuels industry), and the financials sector (including the commercial banks industry). The portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the portfolio’s cash position. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio is non-diversified, which means it may invest a significant portion of its assets in a single issuer. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, convertible securities, credit, currency, derivative instruments, focused investing, foreign investments, index strategy, interest rate, issuer non-diversification, liquidity, market, market capitalization, other investment companies, and securities lending.

Underlying Fund: ING Hang Seng Index Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Hang Seng Index (“Index”).

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies which are, at the time of purchase, included in the Index, convertible securities that are convertible into stocks included in the Index, other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components, and exchange-traded funds. Under normal market conditions, the portfolio invests all, or substantially all of its assets in these securities. The portfolio invests principally in common stocks and employs a “passive management” approach designed to track the performance of the Index. As of February 28, 2013, a portion of the Index was concentrated in the financials sector (including the commercial banks industry). The portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the portfolio’s cash position. The portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio is non-diversified, which means it may invest a significant portion of its assets in a single issuer. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

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Main Risks: Company, concentration, convertible securities, credit, currency, derivative instruments, foreign investments/developing and emerging markets, index strategy, interest rate, issuer non-diversification, liquidity, market, market capitalization, other investment companies, and securities lending.

Underlying Fund: ING International Index Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of a widely accepted international index (“Index”).

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies which are, at the time of purchase, included in the Index, convertible securities that are convertible into stocks included in the Index, other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components, and exchange-traded funds. Under normal market conditions, the portfolio invests all, or substantially all of its assets in these securities. The portfolio invests principally in common stocks and employs a “passive management” approach designed to track the performance of the Index (currently, the MSCI - Europe, Australasia, and Far East® (“MSCI EAFE® ”) Index). As of February 28, 2013, a portion of the MSCI EAFE® Index was concentrated in the financials sector. The portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the portfolio’s cash position. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, concentration, convertible securities, credit, currency, derivative instruments, foreign investments/developing and emerging markets, index strategy, interest rate, liquidity, market, market capitalization, other investment companies, and securities lending.

Underlying Fund: ING Japan TOPIX Index® Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Tokyo Stock Price Index® (“Index”).

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies which are, at the time of purchase, included in the Index, convertible securities that are convertible into stocks included in the Index, other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components, and exchange-traded funds. Under normal market conditions, the portfolio invests all, or substantially all of its assets in these securities. The portfolio invests principally in common stocks and employs a “passive management” approach designed to track the performance of the Index. As of February 28, 2013, portions of the Index were focused in the consumer discretionary sector, the financials sector, and the industrials sector. The portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the portfolio’s cash position. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, convertible securities, credit, currency, derivative instruments, focused investing, foreign investments, index strategy, interest rate, liquidity, market, market capitalization, other investment companies, and securities lending.

Underlying Fund: ING RussellTM Large Cap Growth Index Portfolio

Investment Adviser: ING Investments, LLC

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Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Top 200® Growth Index (“Index”).

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies which are, at the time of purchase, included in the Index, convertible securities that are convertible into stocks included in the Index, other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components, and exchange-traded funds. Under normal market conditions, the portfolio invests all, or substantially all of its assets in these securities. The portfolio invests principally in common stocks and employs a “passive management” approach designed to track the performance of the Index. As of February 28, 2013, a portion of the Index was concentrated in the information technology sector. The portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the portfolio’s cash position. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, concentration, convertible securities, credit, derivative instruments, growth investing, index strategy, interest rate, liquidity, market, other investment companies, and securities lending.

Underlying Fund: ING RussellTM Large Cap Index Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Top 200® Index (“Index”).

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies which are, at the time of purchase, included in the Index, convertible securities that are convertible into stocks included in the Index, other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components, and exchange-traded funds. Under normal market conditions, the portfolio invests all, or substantially all of its assets in these securities. The portfolio invests principally in common stocks and employs a “passive management” approach designed to track the performance of the Index. As of February 28, 2013, portions of the Index were focused in the financials sector and in the information technology sector. The portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the portfolio’s cash position. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, convertible securities, credit, derivative instruments, focused investing, index strategy, interest rate, liquidity, market, other investment companies, and securities lending.

Underlying Fund: ING RussellTM Large Cap Value Index Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Top 200® Value Index (“Index”).

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies which are, at the time of purchase, included in the Index, convertible securities that are convertible into stocks included in the Index, other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components, and exchange-traded funds. Under normal market conditions, the portfolio

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued) invests all, or substantially all of its assets in these securities. The portfolio invests principally in common stocks and employs a “passive management” approach designed to track the performance of the Index. As of February 28, 2013, a portion of the Index was concentrated in the financials sector and a portion of the Index was focused in the energy sector (including the oil, gas, and consumable fuels industry). The portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the portfolio’s cash position. The portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, concentration, convertible securities, credit, derivative instruments, focused investing, index strategy, interest rate, liquidity, market, other investment companies, securities lending, and value investing.

Underlying Fund: ING RussellTM Mid Cap Growth Index Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Midcap® Growth Index (“Index”).

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies which are, at the time of purchase, included in the Index, convertible securities that are convertible into stocks included in the Index, other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components, and exchange-traded funds. Under normal market conditions, the portfolio invests all, or substantially all of its assets in these securities. The portfolio invests principally in common stocks and employs a “passive management” approach designed to track the performance of the Index. As of February 28, 2013, a portion of the Index was concentrated in the consumer discretionary sector; and portions of the Index were focused in the industrials sector and the information technology sector. The portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the portfolio’s cash position. The portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, concentration, convertible securities, credit, derivative instruments, focused investing, growth investing, index strategy, interest rate, liquidity, market, mid-capitalization company, other investment companies, and securities lending.

Underlying Fund: ING RussellTM Mid Cap Index Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Midcap® Index (“Index”).

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies which are, at the time of purchase, included in the Index, convertible securities that are convertible into stocks included in the Index, other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components, and exchange-traded funds. Under normal market conditions, the portfolio invests all, or substantially all of its assets in these securities. The portfolio invests principally in common stocks and employs a “passive management” approach designed to track the performance of the Index. As of February 28, 2013, portions of the Index were focused in the consumer discretionary sector and the financials sector. The portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued) equity exposure to the portfolio’s cash position. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, convertible securities, credit, derivative instruments, focused investing, index strategy, interest rate, liquidity, market, mid-capitalization company, other investment companies, and securities lending.

Underlying Fund: ING RussellTM Small Cap Index Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell 2000® Index (“Index”).

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies which are, at the time of purchase, included in the Index, convertible securities that are convertible into stocks included in the Index, other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components, and exchange-traded funds. Under normal market conditions, the portfolio invests all, or substantially all of its assets in these securities. The portfolio invests principally in common stocks and employs a “passive management” approach designed to track the performance of the Index. As of February 28, 2013, portions of the Index were focused in the financials sector, the industrials sector, and the information technology sector. The portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the portfolio’s cash position. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, convertible securities, credit, derivative instruments, focused investing, index strategy, interest rate, liquidity, market, other investment companies, securities lending, and small-capitalization company.

Underlying Fund: ING U.S. Bond Index Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Barclays Capital U.S. Aggregate Bond Index (“Index”).

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in investment-grade debt instruments, rated at least A by Moody’s Investors Service, Inc. or at least A by Standard & Poor’s Ratings Services, or of comparable quality if unrated which are, at the time of purchase, included in the Index, derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components, and exchange-traded funds. Under normal market conditions, the portfolio invests all, or substantially all of its assets in these securities. To Be Announced purchase commitments (“TBA”) shall be deemed included in the Index upon entering into the contract for the TBA if the underlying securities are included in the Index. The portfolio maintains a weighted average effective duration within one year on either side of the duration of the Index, which generally ranges between 3.5 and 6 years. The portfolio may also invest in futures and other derivatives as a substitute for the sale or purchase of debt securities in the Index and to provide fixed-income exposure to the portfolio’s cash position. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued)

Main Risks: Credit, derivative instruments, index strategy, interest rate, investment model, liquidity, mortgage- and/or asset-backed securities, other investment companies, prepayment and extension, securities lending, and U.S. government securities and obligations.

Underlying Fund: ING U.S. Stock Index Portfolio

Investment Adviser: Directed Services LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Total return.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies included in the S&P 500® Index (“Index”) or equity securities of companies that are representative of the Index (including derivatives). The portfolio invests principally in common stocks and employs a “passive management” approach designed to track the performance of the Index, which is denominated by stocks of large U.S. companies. The portfolio usually attempts to replicate the target index by investing all, or substantially all, of its assets in stocks that make up the Index. The portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the portfolio’s cash position. In the event that the portfolio’s market value is $50 million or less, in order to replicate investment in stocks listed on the Index, the sub-adviser may invest the entire amount of the portfolio’s assets in index futures, in exchange-traded funds, or in a combination of index futures and exchange-traded funds, subject to any limitation on the portfolio’s investments in such securities. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, derivative instruments, index strategy, liquidity, market, other investment companies, and securities lending.

Unaffiliated Underlying Funds

Underlying Fund: iShares® MSCI Emerging Markets Index Fund

Investment Adviser: BlackRock Fund Advisors

Investment Objective: The fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Emerging Markets IndexSM (“Index”).

Main Investments: The Index is designed to measure equity market performance in the global emerging markets. Components primarily include energy, financial, information technology, and materials companies. The components of the Index, and the degree to which these components represent certain industries, may change over time.The adviser uses a “passive” or indexing approach to try to achieve the fund’s investment objective. Unlike many investment companies, the fund does not try to beat the Index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued. Indexing may eliminate the chance that the fund will substantially outperform the Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies. The fund generally invests at least 90% of its assets in the securities of the Index and in depositary receipts representing securities in the Index. The fund invests all of its assets that are invested in India in a wholly-owned subsidiary located in the Republic of Mauritius. The fund may invest the remainder of its assets in other securities, including securities not in the Index but which the adviser believes will help the fund track the Index, an in other investments, including futures contracts, options on futures contracts, other types of options and swaps related to the Index, as well as cash and cash equivalents, including shares of money market funds advised by the adviser or its affiliates. The adviser uses a representative sampling indexing strategy to manage the fund. The fund may lend securities up to one-third of the value of the fund’s total assets (including the value of the collateral received).

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued)

Representative Sampling: Representative sampling is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Index. The fund may or may not hold all of the securities in the Index.

Industry Concentration Policy: The fund will concentrate its investments ( i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by the U.S. government securities are not considered to be issued by members of any industry.

Main Risks: Company, concentration, currency, derivative instruments, foreign investments/developing and emerging markets, index strategy, issuer non-diversification, liquidity, market, market capitalization, other investment companies, and securities lending.

Underlying Fund: SPDR® Barclays Capital High Yield Bond ETF

Investment Adviser: SSgA Fund Management, Inc.

Investment Objective: Seeks investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the U.S. high yield corporate bond market.

Main Investments: The fund invests substantially all, but at least 80%, of its total assets in the securities comprising the Barclays Capital High Yield Very Liquid Index (“Index”) or in securities that are substantially identical to the economic characteristics of the securities that comprise the Index. In addition, the fund may invest in debt securities that are not included in the Index, cash and cash equivalents, or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the adviser). The Index is designed to measure the performance of publicly issued U.S. dollar denominated high-yield corporate bonds with above-average liquidity. High-yield securities are generally rated below investment-grade and are commonly referred to as “junk bonds”. The Index includes publicly issued U.S. dollar denominated, non-investment-grade, fixed-rate, taxable corporate bonds that have a remaining maturity of at least 1 year, regardless of optionality, are rated high-yield (Ba1/BB+/BB+ or below) using the middle rating of Moody’s Investors Service, Inc., Fitch Inc., or Standard & Poor’s, Inc., respectively, and have $600 million or more of outstanding face value. Only the largest issue of each issuer with a maximum age of three years can be included in the Index. In addition, securities must be registered or issued under Rule 144A of the Securities Act of 1933, as amended. Original issue zero-coupon bonds, step-up coupons, and coupons that change according to a predetermined schedule are also included. The Index includes only corporate sectors. The corporate sectors are industrial, utility, and financial institutions. Excluded from the Index are non-corporate bonds, structured notes with embedded swaps or other special features, private placements, bonds with equity-type features ( e.g .., warrants, convertibility), floating-rate issues, eurobonds, defaulted bonds, payment in kind securities and emerging market bonds.

Main Risks: Credit, derivative instruments, high-yield securities, index strategy, interest rate, issuer non-diversification, and over-the-counter investments.

Underlying Fund: Vanguard FTSE Emerging Markets ETF (formerly, Vanguard MSCI Emerging Markets ETF)

Investment Adviser: The Vanguard Group, Inc.

Investment Objective: Seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in emerging market countries.

Main Investments: The fund employs a “passive management” - or indexing - investment approach by investing substantially all (normally about 95%) of its assets in the common stocks included in the FTSE Emerging Transition Index (which is a dynamic index that represents the components of the FTSE Emerging Index plus South Korean equity exposure), while employing a form of sampling to reduce risk. The FTSE Emerging Transition Index includes approximately 795 common stocks of companies located in emerging markets around the world.

Main Risks: Company, currency, foreign investments/developing and emerging markets, index strategy, liquidity, market, and market capitalization.

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued)

MORE INFORMATION ABOUT PRINCIPAL RISKS THAT APPLY ONLY TO THE UNDERLYING FUNDS

The following are principal risks that apply only to the Underlying Funds:

Concentration in Banking Industry.  As a result of an Underlying Fund “concentrating,” as that term is defined in the 1940 Act, its assets in securities related to a particular industry, the Underlying Fund may be subject to greater market fluctuations than a fund that has securities representing a broader range of investment alternatives. If securities of the particular industry as a group fall out of favor, an Underlying Fund could underperform funds that have greater industry diversification. When an Underlying Fund is concentrated in the banking industry, the risks include, but are not limited to, credit risk, interest rate risk, and regulatory risk. Banks and other financial institutions can be affected by such factors as downturns in the U.S. and foreign economies, the deterioration or failure of other financial institutions, and changes in banking or securities regulations. Changes in legislation in past years have increased competition in the industry. Interest rate changes can have a significant impact on the banking industry, particularly on banks that face exposure to credit losses.

Concentration in Natural Resources Industry.  As a result of an Underlying Fund “concentrating,” as that term is defined in the 1940 Act, its assets in securities related to a particular industry, an Underlying Fund may be subject to greater market fluctuations than a fund that has securities representing a broader range of investment alternatives. If securities of the particular industry as a group fall out of favor, an Underlying Fund could underperform funds that have greater industry diversification. Securities of companies involved in natural resources may be subject to broad price fluctuations, reflecting volatility of energy and basic materials’ prices and possible instability of supply of various natural resources. In addition, some companies may be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazards associated with natural resources, such as fire, drought, and increased regulatory and environmental costs. The production and marketing of natural resources may be affected by action and changes in governments.

Concentration in Technology Sector.  As a result of an Underlying Fund “concentrating,” as that term is defined in the 1940 Act, its assets in securities related to a particular industry, an Underlying Fund may be subject to greater market fluctuations than a fund that has securities representing a broader range of investment alternatives. If securities of the particular industry as a group fall out of favor, an Underlying Fund could underperform funds that have greater industry diversification. Some of the risks of investing in companies in the technology sector are that they may face special risks that their products or services may not prove to be commercially successful. Technology related companies are also strongly affected by worldwide scientific or technological developments. As a result, technology companies may be vulnerable to obsolescence of existing technology, expired patents, short product cycles, price competition, market saturation and new market entrants. Many technology companies are smaller companies that may have limited business lines and limited financial resources, making them highly vulnerable to business and economic risks. Such companies are also often subject to governmental regulation and may, therefore, be adversely affected by governmental policies. Last, securities of companies involved in the technology sector may be subject to broad price fluctuations.

Convertible Securities.  Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.

The value of a convertible security will normally fluctuate in some proportion to changes in the value of the underlying security because of the conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying security. A convertible security may also provide income and be subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk. In the event the issuer of a convertible security is unable to meet its financial obligations, declares bankruptcy, or becomes insolvent, an Underlying Fund could lose money. An Underlying Fund may be forced to convert a convertible security before it otherwise would do so, which may decrease the Underlying Fund’s returns.

Focused Investing.  To the extent that an Underlying Fund invests a substantial portion of its assets in a particular industry, sector, market segment, or geographical area, its investments will be sensitive to developments in that industry, sector, market segment, or geographical area. An Underlying Fund assumes the risk that changing economic conditions; changing

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued) political or regulatory conditions; or natural and other disasters affecting the particular industry, sector, market segment, or geographical area in which the Underlying Fund focuses its investments could have a significant impact on its investment performance and could ultimately cause the Underlying Fund to underperform, or be more volatile than, other funds that invest more broadly.

Growth Investing.  Prices of growth stocks typically reflect high expectations for future company growth, and may fall quickly and significantly if investors suspect that actual growth may be less than expected. Growth companies typically lack any dividends that might cushion price declines. Growth stocks tend to be more volatile than value stocks, and may underperform the market as a whole over any given time period. Growth-oriented stocks typically sell at relatively high valuations as compared to other types of securities. Securities of growth companies may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth potential, they usually invest a high portion of earnings in their business, and they may lack the dividends of value stocks that can cushion stock prices in a falling market. The market may not favor growth-oriented stocks or may not favor equities at all. In addition, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth. Historically, growth-oriented stocks have been more volatile than value-oriented stocks.

Investment by Other Funds.  Various other mutual funds and/or funds-of-funds, including some ING funds, are allowed to invest in an Underlying Fund. In some cases, an Underlying Fund may serve as a primary or significant investment vehicle for a fund-of-fund. If the purchases, redemptions or rebalancing in these other funds result in large inflows or outflows of cash from the Underlying Fund, the Underlying Fund could be required to sell securities or invest cash at times, or in ways, that could hurt its performance, speed the realization of capital gains, or increase transaction costs. While it is very difficult to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, these transactions could also increase transaction costs or portfolio turnover. The adviser or sub-adviser will monitor transactions by the funds-of-funds and will attempt to minimize any adverse effects on an Underlying Fund and funds-of-funds as a result of these transactions. So long as an Underlying Fund accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

Investment Model.  Certain Underlying Funds invest based on a model implemented by the Underlying Fund’s manager. The manager’s proprietary model may not adequately address existing or unforeseen market factors or the interplay between such factors. The proprietary models used by an Underlying Fund’s manager to evaluate securities or securities markets are based on the manager’s understanding of the interplay of market factors and do not assure successful investment. The markets, or the price of individual securities, may be affected by factors not foreseen in developing the models.

Issuer Non-Diversification.  One or more of the Underlying Funds may be classified as a “non-diversified” investment company and, therefore, is subject to the risks of focusing investments in a small number of issuers, industries or foreign currencies, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Underlying Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than Underlying Funds that are “diversified.” Even though classified as non-diversified, an Underlying Fund may actually maintain a portfolio that is diversified with a large number of issuers. In such an event, the Underlying Fund would benefit less from appreciation in a single issuer than if it had greater exposure to that issuer.

Mid-Capitalization Company.  Investments in mid-capitalization companies may involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

Mortgage- and/or Asset-Backed Securities.  Defaults on or low credit quality or liquidity of the underlying assets of the asset-backed (including mortgage-backed) securities held by an Underlying Fund may impair the value of the securities. There may be limitations on the enforceability of any security interest granted with respect to those underlying assets. These securities also present a higher degree of prepayment and extension risk and interest rate risk than do other types of fixed-income securities. Because of prepayment risk and extension risk, small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain asset-backed securities. The value of longer-term securities generally changes more in response to changes in interest rates than shorter term securities.

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued)

During an economic downturn, the mortgages, commercial or consumer loans, trade or credit card receivables, installment purchase obligations, leases, or other debt obligations underlying an asset-backed security may experience an increase in defaults as borrowers experience difficulties in repaying their loans which may cause the valuation of such securities to be more volatile and may reduce the value of such securities. These risks are particularly heightened for investments in asset-backed securities that contain sub-prime loans which are loans made to borrowers with weakened credit histories and often have higher default rates.

Over-the-Counter Investments.  Investments purchased over-the-counter (“OTC”), including securities and derivatives, can involve greater risks than securities traded on recognized stock exchanges. OTC securities are generally securities of smaller or newer companies that may have limited product lines and markets compared to larger companies. They also can have less management depth, more reliance on key personnel, and less access to capital and credit. OTC securities tend to trade less frequently and in lower volume, and as a result have greater liquidity risk. Many of the protections afforded to participants on some organized exchanges, such as the performance guarantee of an exchange clearing house, are not available in connection with OTC derivatives transactions. Additionally, OTC investments are generally purchased either directly from a dealer or in negotiated transactions with the issuer and as such may expose an Underlying Fund to counterparty risk.

Prepayment and Extension.  Prepayment risk is the risk that principal on mortgages or other loan obligations underlying a security may be repaid prior to the stated maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. Extension risk is the risk that an issuer will exercise its right to repay principal on an obligation held by an Underlying Fund later than expected, which may decrease the value of the obligation and prevent an Underlying Fund from investing expected repayment proceeds in securities paying yields higher than the yields paid by the securities that were expected to be repaid.

Securities Lending.  Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that an Underlying Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that an Underlying Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

To generate additional income, an Underlying Fund may lend securities to financial institutions that are believed to be creditworthy by its adviser. When lending securities, an Underlying Fund will receive cash or U.S. government securities as collateral.

When an Underlying Fund lends its securities, it is responsible for investing the cash it receives as collateral from the borrower, and an Underlying Fund could incur losses in connection with the investment of such collateral, often referred to as “investment risk.” An Underlying Fund will minimize investment risk by limiting the investment of cash collateral to high quality instruments of short maturity.

An Underlying Fund may also lose money from the failure of a borrower to return a borrowed security in a timely manner, often referred to as “borrower default risk.” In the event of a borrower default, an Underlying Fund will be protected to the extent an Underlying Fund is able to exercise its rights in the collateral promptly and the value of such collateral is sufficient to purchase replacement securities. In addition, an Underlying Fund will be protected by its securities lending agent, which has agreed to indemnify the portfolio from losses resulting from borrower default.

Small-Capitalization Company.  Investments in small-capitalization companies may involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volume typical on a national securities exchange.

U.S. Government Securities and Obligations.  U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored enterprises. U.S. government securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. Some U.S. government securities are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. These include direct obligations of the U.S. Treasury such as U.S. Treasury notes, bills and bonds, as well as indirect obligations including certain securities of the Government National Mortgage Association, the Small Business Administration, and the Farmers Home Administration, among others. Other U.S. government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury, including certain securities of the Federal Financing Bank, the Federal Home Loan Bank, and the U.S. Postal Service. Still other agencies and instrumentalities

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued) are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. government. These include securities issued by the Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation, and the Federal Farm Credit Bank, among others. Consequently, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. No assurance can be given that the U.S. government would provide financial support to such agencies if it is not obligated to do so by law. U.S. government securities may be subject to varying degrees of credit risk and all U.S. government securities may be subject to price declines due to changing interest rates. Securities directly supported by the full faith and credit of the U.S. government have less credit risk.

Value Investing.  Securities that appear to be undervalued may never appreciate to the extent expected. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings and industrial production. The sub-adviser may be wrong in its assessment of a company’s value and the securities an Underlying Fund holds may not reach their full values. A particular risk of an Underlying Fund’s value approach is that some holdings may not recover and provide the capital growth anticipated or a security judged to be undervalued may actually be appropriately priced. The market may not favor value-oriented securities and may not favor equities at all. During those periods, an Underlying Fund’s relative performance may suffer.

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PORTFOLIO HOLDINGS INFORMATION

Portfolio Holdings Information

A description of each Portfolio’s policies and procedures regarding the release of portfolio holdings information is available in the Portfolios’ SAI. Portfolio holdings information can be reviewed online at www.INGInvestment.com.

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MANAGEMENT OF THE PORTFOLIOS

The Investment Adviser

DSL, a Delaware limited liability company, serves as the investment adviser to each of the Portfolios. DSL has overall responsibility for the management of the Portfolios. DSL provides or oversees all investment advisory and portfolio management services for the Portfolios and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. DSL is registered with the SEC as an investment adviser and with Financial Industry Regulatory Authority (“FINRA”) as a broker-dealer.

The Adviser is an indirect, wholly-owned subsidiary of ING U.S., Inc. (“ING U.S.”). ING U.S. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries. As of the date of this Prospectus, ING U.S. is a wholly-owned subsidiary of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin, with operations in more than 40 countries.

In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including ING U.S., before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep must divest at least 25% of ING U.S. by the end of 2013, more than 50% by the end of 2014, and the remaining interest by the end of 2016 (such divestment, the “Separation Plan”).

On November 9, 2012, ING U.S. filed a Registration Statement on Form S-1 (the “Form S-1”) with the U.S. Securities and Exchange Commission (“SEC”) to register an initial public offering of ING U.S. common stock (the “IPO”). Following an IPO, ING Groep would likely continue to own a majority of the common stock of ING U.S. Subsequent to an IPO, ING Groep would likely sell its controlling ownership interest in ING U.S. over time. While the base case for the Separation Plan is the IPO, all options remain open and it is possible that ING Groep’s divestment of ING U.S. may take place by means of a sale to a single buyer or group of buyers. Notwithstanding the filing of the Form S-1, there can be no assurance that the IPO will occur.

It is anticipated that one or more of the transactions contemplated by the Separation Plan would result in the automatic termination of the existing advisory and sub-advisory agreements under which the Adviser and sub-adviser(s) provide services to each Portfolio. In order to ensure that the existing investment advisory and sub-advisory services can continue uninterrupted, the Board approved new advisory and sub-advisory agreements for the Portfolios, as applicable, in connection with the IPO. In addition, shareholders of ING Index Solution 2020 Portfolio, ING Index Solution 2030 Portfolio, ING Index Solution 2040 Portfolio, and ING Index Solution 2050 Portfolio, approved the new investment advisory and sub-advisory agreements prompted by the IPO, as well as any future advisory and sub-advisory agreements prompted by the Separation Plan that are approved by the Board and whose terms are not be materially different from the current agreements. This means that shareholders may not have another opportunity to vote on a new agreement with the Adviser or an affiliated sub-adviser even if they undergo a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of ING U.S.

On March 18, 2013, shareholders of ING Index Solution Income Portfolio, ING Index Solution 2015 Portfolio, ING Index Solution 2025 Portfolio, ING Index Solution 2035 Portfolio; ING Index Solution 2045 Portfolio and ING Index Solution 2055 Portfolio were sent a proxy statement asking them to approve new investment advisory and sub-advisory agreements prompted by the IPO, as well as any future advisory and sub-advisory agreements prompted by the Separation Plan that are approved by the Board and whose terms are not be materially different from the current agreements. If this proposal is approved, shareholders may not have another opportunity to vote on a new agreement with the Adviser or an affiliated sub-adviser even if they undergo a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of ING U.S.

The Separation Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of ING U.S. and its subsidiaries, including the Adviser and affiliated entities that provide services to the Portfolios, and may cause, among other things, interruption of business operations or services, diversion of management’s attention from day-to-day operations, reduced access to capital, and loss of key employees or customers. The completion of the Separation Plan is expected to result in the Adviser’s loss of access to the resources of ING Groep, which could adversely

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MANAGEMENT OF THE PORTFOLIOS  (continued) affect its business. It is anticipated that ING U.S., as a stand-alone entity, may be a publicly held U.S. company subject to the reporting requirements of the Securities Exchange Act of 1934 as well as other U.S. government and state regulations, and subject to the risk of changing regulation.

During the time that ING Groep retains a majority interest in ING U.S., circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep by European and other authorities, may also affect ING U.S. A failure to complete the Separation Plan could create uncertainty about the nature of the relationship between ING U.S. and ING Groep, and could adversely affect ING U.S. and the Adviser and its affiliates. Currently, the Adviser and its affiliates do not anticipate that the Separation Plan will have a material adverse impact on their operations or the Portfolios and their operations.

DSL’s principal office is located at 1475 Dunwoody Drive, West Chester, PA 19380. As of December 31, 2012, DSL managed approximately $42.1 billion in registered investment company assets.

Management Fees

DSL receives an annual fee for its advisory services to the Portfolios based on the average daily net assets of each of the Portfolios.

The following table shows the aggregate annual management fee paid by each Portfolio for the most recent fiscal year as a percentage of that Portfolio’s average daily net assets.

Management Fees
ING Index Solution Income Portfolio[1]	0.10%
ING Index Solution 2015 Portfolio[1]	0.10%
ING Index Solution 2020 Portfolio[2]	0.10%
ING Index Solution 2025 Portfolio[1]	0.10%
ING Index Solution 2030 Portfolio[2]	0.10%
ING Index Solution 2035 Portfolio[1]	0.10%
ING Index Solution 2040 Portfolio[2]	0.10%
ING Index Solution 2045 Portfolio[1]	0.10%
ING Index Solution 2050 Portfolio[2]	0.10%
ING Index Solution 2055 Portfolio[1]	0.10%

1	On March 18, 2013, shareholders of the Portfolio were sent a proxy statement, which asked shareholders to approve a revision to each Portfolio’s Management Fee structure from 0.10% of the Portfolio’s average daily net assets to a “bifurcated” fee structure (the “Amended Fee Structure”), which would modify the fees payable to the Adviser as follows: 0.10% of the Portfolio’s average daily net assets invested in Underlying Funds within the ING Funds complex; and 0.30% of the Portfolio’s average daily net assets in direct investments which include, but are not limited to, exchange-traded funds; securities issued by non-investment company issuers, such as operating companies; and derivative instruments. There is no guarantee that shareholders will approve the Amended Fee Structure, in which case the Portfolio will continue to operate under the current fee structure. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Portfolio’s Prospectus which will be available on the Portfolio’s website at ww.INGFunds.com/vp/literature.

2	Effective April 30, 2013, each Portfolio’s Management Fee was revised to a “bifurcated fee” structure as follows: 0.10% of the Portfolio’s average daily net assets invested in Underlying Funds within the ING Funds complex; and 0.30% of the Portfolio’s average daily net assets in direct investments which include, but are not limited to, exchange-traded funds; securities issued by non-investment company issuers, such as operating companies; and derivative instruments.

For information regarding the basis for the Board’s approval of the investment advisory relationships, please refer to the Portfolios’ annual shareholder report dated December 31, 2012. For information regarding the basis for the Board’s approval of the investment sub-advisory relationships, please refer to the Portfolios’ semi-annual shareholder report to be dated June 30, 2013.

The Adviser may act as a “manager-of-managers” for the Portfolios and may engage one or more sub-advisers to provide day to day management of the Portfolios. The Adviser may delegate to a sub-adviser the responsibility for investment management, subject to the Adviser’s oversight. The Adviser would be responsible for monitoring the investment program and performance of any sub-adviser of the Portfolios.

From time to time, the Adviser may also recommend the appointment of additional sub-advisers or replacement of non-affiliated sub-advisers to the Portfolios’ Board. It is not expected that DSL would normally recommend replacement of an affiliated sub-adviser as part of its oversight responsibilities. The Portfolios and the Adviser have received exemptive relief from the SEC to permit the Adviser, with the approval of Portfolios’ Board, to appoint an additional non-affiliated sub-adviser or

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MANAGEMENT OF THE PORTFOLIOS  (continued) to replace an existing sub-adviser with a non-affiliated sub-adviser, as well as change the terms of a contract with a non-affiliated sub-adviser, without submitting the contract to a vote of Portfolios’ shareholders. The Portfolios will notify shareholders of any change in the identity of a sub-adviser of the Portfolios, the addition of a sub-adviser to the Portfolios, or any change in the terms of a contract with a non-affiliated sub-adviser. In this event, the names of the Portfolios and their investment strategies may also change.

ING Investment Management Co. LLC

ING Investment Management Co. LLC (“ING IM,” “Sub-Adviser,” or “Consultant”), a Delaware limited liability company, was founded in 1972 and is registered with the SEC as an investment adviser. ING IM is an indirect, wholly-owned subsidiary of ING U.S. and is an affiliate of ING Investments. ING IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. As noted earlier in the section of the Prospectus entitled “Key Portfolio Information,” ING IM serves as the Sub-Adviser for those Portfolios identified as the “Sub-Advised Portfolios” and as a Consultant for those Portfolios identified as the “Consultant Portfolios.” The principal office of ING IM is located at 230 Park Avenue, New York, New York 10169. As of December 31, 2012, ING IM managed approximately $66.3 billion in assets.

As the Consultant, ING IM provides strategic and tactical asset allocation services to the Consultant Portfolios. The Adviser has set up an Investment Committee that reviews the allocations of each Consultant Portfolio’s assets. The Investment Committee considers the annual recommendations of the Consultant, reviews their basis for arriving at these recommendations and determines the asset allocations for each Consultant Portfolio. The Investment Committee is responsible for the day-to-day management of each Consultant Portfolio. No member of the Investment Committee is solely responsible for making recommendations for portfolio purchases and sales or asset allocation recommendations. On March 18, 2013, shareholders of the Consultant Portfolios were sent a proxy statement, which asked shareholders to approve the appointment of ING IM as the Sub-Adviser. If shareholders approve this proposal, ING IM will become the Sub-Adviser to the Consultant Portfolios; however, the individuals listed as members of the Investment Committee will continue to be responsible for the day-to-day management of the Consultant Portfolios. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Consultant Portfolios’ website at www.INGFunds.com/vp/literature.

The following individuals are jointly responsible for the day-to-day management of all the Portfolios either as Portfolio Managers or Investment Committee Members:

Heather Hackett, CFA, Vice President, and Portfolio Manager/Committee Member, has been with ING IM since 2005 and is primarily responsible for outcome-oriented asset allocation products and customized portfolios for clients. She joined ING IM in 2005 as a portfolio specialist supporting the international equity and asset allocation teams. Prior to joining ING IM, Ms. Hackett was an analyst in the consulting group of Smith Barney.

Halvard Kvaale, CIMA, and Portfolio Manager/Committee Member, as well as Head of ING IM’s Manager Research and Selection within the Multi-Asset Strategies and Solutions Group, has been with ING since August 2012. Prior to joining ING, Mr. Kvaale was with Morgan Stanley Smith Barney Consulting Group from 2006 to 2012, most recently as managing director and head of their portfolio advisory services group. Prior to that, he served as the head of global manager research and fee-based advisory solutions at Deutsche Bank, and at Prudential Investments he managed the third party Consulting Programs as well as running the Investment Management Analysis Unit and the Senior Consulting Group.

Paul Zemsky, CFA, Portfolio Manager/Committee Member, and Chief Investment Officer of ING IM’s Multi-Asset Strategies. He joined ING IM in 2005 as head of derivative strategies.

Additional Information Regarding the Portfolio Managers/Committee Members

The SAI provides additional information about each portfolio manager’s/committee member’s compensation, other accounts managed by each portfolio manager/committee member, and each portfolio manager’s/committee member’s ownership of securities in the Portfolios.

Consulting Fee

The Adviser, not the Consultant Portfolios, pays the Consultant a consulting fee of 0.03%, based on the aggregated assets of the Consultant Portfolios’ average daily net assets.

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MANAGEMENT OF THE PORTFOLIOS  (continued)

The Administrator

ING Funds Services, LLC (“Administrator”) serves as administrator to each Portfolio and receives an annual administrative services fee equal to 0.10% of each Portfolio’s average daily net assets.

The administrative services provided to each Portfolio includes acting as a liaison among the various service providers to the Portfolio, including the custodian, portfolio accounting agent, the Sub-Adviser/Consultant, and the insurance companies to which a Portfolio offers its shares. The Administrator also reviews the Portfolios for compliance with applicable legal requirements and monitors the Sub-Adviser/Consultant for compliance with requirements under applicable law and with the investment policies and restrictions of the Portfolios.

The Distributor

ING Investments Distributor, LLC (“Distributor”) is the principal underwriter and distributor of each Portfolio. It is a Delaware limited liability company with its principal offices at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258.

The Distributor is a member of the Financial Industry Regulatory Authority (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org or the Public Disclosure Hotline at 800-289-9999.

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HOW SHARES ARE PRICED

The net asset value (“NAV”) per share for each class of the Portfolios is determined each business day as of the close of regular trading (“Market Close”) on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The Portfolios are open for business every day the NYSE is open. The NYSE is closed on all weekends and on all national holidays and Good Friday. Portfolio shares will not be priced on those days. The NAV per share of each class of the Portfolios is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding.

The NAV of the Portfolios is based upon the NAVs of the Underlying Funds. In general, assets of the Underlying Funds are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services. Shares of investment companies held by the Underlying Funds will generally be valued at the latest NAV reported by that investment company. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when the Portfolios’ or an Underlying Fund’s NAV is not calculated. As a result, the NAV of the Portfolios or an Underlying Fund may change on days when shareholders will not be able to purchase or redeem the Portfolios’ shares. When market quotations are not available or are deemed unreliable, a sub-adviser to an Underlying Fund will use a fair value for an asset that is determined in accordance with procedures adopted by an Underlying Fund’s board. The types of assets for which such fair value pricing might be required include, but are not limited to:

  Foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades likely would have changed by the time of the close of the NYSE, or the closing value is otherwise deemed unreliable;
  Securities of an issuer that has entered into a restructuring;
  Securities whose trading has been halted or suspended;
  Fixed-income securities that have gone into default and for which there are no current market value quotations; and
  Securities that are restricted as to transfer or resale.

Each Underlying Fund’s adviser or sub-adviser may rely on the recommendations of a fair value pricing service approved by an Underlying Fund’s board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. Each Underlying Fund’s adviser or sub-adviser will make such determinations in good faith in accordance with procedures adopted by the Underlying Fund’s board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that an Underlying Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which an Underlying Fund determines its NAV per share. Please refer to the prospectus for each Underlying Fund for an explanation of the circumstances under which an Underlying Fund will use fair value pricing and the effect of fair value pricing.

When your Variable Contract or Qualified Plan is buying shares of a Portfolio, it will pay the NAV that is next calculated after the order from the Variable Contract Holder or Qualified Plan Participant is received in proper form. When the Variable Contract Holder or Qualified Plan Participant is selling shares, it will normally receive the NAV that is next calculated after the order form is received from the Variable Contract Holder or Qualified Plan participant in proper form. Investments will be processed at the NAV next calculated after an order is received and accepted by a Portfolio or its designated agent. In order to receive that day’s price, your order must be received by Market Close.

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HOW TO BUY AND SELL SHARES

Each Portfolio’s shares may be offered to insurance company separate accounts serving as investment options under Variable Contracts, Qualified Plans outside the separate account context, custodial accounts, certain investment advisers and their affiliates in connection with the creation or management of the Portfolios, other investment companies and other investors as permitted by the diversification and other requirements of section 817(h) of the Internal Revenue Code of 1986, as amended (the “Code”) and the underlying U.S. Treasury Regulations. Certain Portfolios may not be available as investment options in your Variable Contract, through your Qualified Plan or other investment company. Please refer to the prospectus for the appropriate insurance company separate account, investment company or your plan documents for information on how to direct investments in, or redemptions from, an investment option corresponding to one of the Portfolios and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolios’ behalf.

The Portfolios currently do not foresee any disadvantages to investors if a Portfolio serves as an investment option for Variable Contracts and it offers its shares directly to Qualified Plans and other permitted investors. However, it is possible that the interest of owners of Variable Contracts, Qualified Plans and other permitted investors, for which a Portfolio serves as an investment option, might at some time be in conflict because of differences in tax treatment or other considerations. The Board directed the Adviser to monitor events to identify any material conflicts between Variable Contract owners, Qualified Plans and other permitted investors and would have to determine what action, if any, should be taken in the event of such conflict. If such a conflict occurred, an insurance company participating in the Portfolio might be required to redeem the investment of one or more of its separate accounts from the Portfolio or a Qualified Plan, investment company or other permitted investor might be required to redeem its investment, which might force the Portfolio to sell securities at disadvantageous prices. The Portfolios may discontinue sales to a Qualified Plan and require plan participants with existing investments in the Portfolio to redeem those investments if the Qualified Plan loses (or in the opinion of the Adviser, is at risk of losing) its Qualified Plan status.

The Portfolios reserve the right to suspend the offering of shares or to reject any specific purchase order. The Portfolios may suspend redemptions or postpone payments when the NYSE is closed or when trading is restricted for any reason or under emergency circumstances as determined by the SEC.

Distribution Plan and Shareholder Service Plan

Each Portfolio has a Plan of Distribution pursuant to Rule 12b-1 (“Distribution Plan”) in accordance with Rule 12b-1 under the 1940 Act for the Class ADV shares. Under the Distribution Plan, each Portfolio makes payment at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to its Class ADV shares. These payments are made to the Distributor on an ongoing basis as compensation for services the Distributor provides and expenses it bears in connection with the marketing and other fees to support the sale and distribution of the Class ADV shares of the Portfolios. Because these fees are paid out of a Portfolio’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

In addition, each Portfolio has a Shareholder Service Plan (“Service Plan”) for its Class ADV and Class S shares. The Service Plan allows the Company to enter into shareholder servicing agreements with insurance companies, broker dealers (including the Adviser) and other financial intermediaries that provide shareholder and administrative services relating to Class ADV and Class S shares of the Portfolios and their shareholders. Under the Service Plan, each Portfolio makes payments at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to each of its Class ADV and Class S shares. These payments are made to the Distributor in connection with personal services rendered to Portfolio shareholders and the maintenance of shareholders’ accounts.

Portfolio	Class ADV	Class S
ING Index Solution Income	0.50%	0.25%
ING Index Solution 2015	0.50%	0.25%
ING Index Solution 2020	0.50%	0.25%
ING Index Solution 2025	0.50%	0.25%
ING Index Solution 2030	0.50%	0.25%
ING Index Solution 2035	0.50%	0.25%
ING Index Solution 2040	0.50%	0.25%
ING Index Solution 2045	0.50%	0.25%
ING Index Solution 2050	0.50%	0.25%

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HOW TO BUY AND SELL SHARES  (continued)
Portfolio	Class ADV	Class S
ING Index Solution 2055	0.50%	0.25%

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FREQUENT TRADING - MARKET TIMING

The Portfolios are intended for long-term investment and not as short-term trading vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not purchase shares of a Portfolio. Shares of the Portfolios are primarily sold through omnibus account arrangements with financial intermediaries, as investment options for Variable Contracts issued by insurance companies, and as investment options for Qualified Plans. Each Portfolio reserves the right, in its sole discretion and without prior notice, to reject, restrict, or refuse purchase orders whether directly or by exchange, including purchase orders that have been accepted by a financial intermediary or that a Portfolio determines not to be in the best interest of the Portfolio.

The Portfolios rely on the financial intermediaries to monitor frequent, short-term trading within a Portfolio by their customers. You should review the materials provided to you by your financial intermediary, including, in the case of a Variable Contract, the prospectus that describes the contract, or in the case of a Qualified Plan, the plan documentation, for its policies regarding frequent, short-term trading. The Portfolios seek assurances from the financial intermediaries that they have procedures adequate to monitor and address frequent, short-term trading. There is, however, no guarantee that the procedures of the financial intermediaries will be able to curtail frequent, short-term trading activity.

The Portfolios believe that market timing or frequent, short-term trading in any account, including a Variable Contract or Qualified Plan account, is not in the best interest of the Portfolios or their shareholders. Due to the disruptive nature of this activity, it can adversely impact the ability of the Adviser or the Sub-Adviser (if applicable) to invest assets in an orderly, long-term manner. Frequent trading can disrupt the management of the Portfolios and raise their expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; lost opportunity costs; and large asset swings that decrease a Portfolio’s ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on a Portfolio’s performance.

Because some Underlying Funds invest in foreign securities they may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time an Underlying Fund computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Underlying Fund’s current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Underlying Funds based on such pricing discrepancies. This is often referred to as “price arbitrage.” Such price arbitrage opportunities may also occur in Underlying Funds which do not invest in foreign securities. For example, if trading in a security held by an Underlying Fund is halted and does not resume prior to the time the Underlying Fund calculates its NAV, such “stale pricing” presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, Underlying Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Underlying Funds have adopted fair valuation policies and procedures intended to reduce the Underlying Funds’ exposure to price arbitrage, stale pricing and other potential pricing discrepancies; however, to the extent that an Underlying Fund does not immediately reflect these changes in market conditions, short-term trading may dilute the value of the Underlying Funds’ shares, which negatively affects long-term shareholders.

Although the policies and procedures known to the Portfolios that are followed by the financial intermediaries that use the Portfolios and the monitoring by the Portfolios are designed to discourage frequent, short-term trading, none of these measures can eliminate the possibility that frequent, short-term trading activity in the Portfolios will occur. Moreover, decisions about allowing trades in the Portfolios may be required. These decisions are inherently subjective, and will be made in a manner that is in the best interest of a Portfolio’s shareholders.

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PAYMENTS TO FINANCIAL INTERMEDIARIES

ING mutual funds may be offered as investment options in Variable Contracts issued by affiliated and non-affiliated insurance companies and in Qualified Plans. Fees derived from a Portfolio’s Distribution and/or Service Plans (if applicable) may be paid to insurance companies, broker-dealers and companies that service Qualified Plans for selling the Portfolio’s shares and/or for servicing shareholder accounts. In addition, a Portfolio’s Adviser, Distributor, Administrator or their affiliated entities, out of their own resources and without additional cost to the Portfolio or its shareholders, may pay additional compensation to these insurance companies, broker-dealers, or companies that service Qualified Plans. The Adviser, Distributor, Administrator, or affiliated entities of a Portfolio may also share their profits with affiliated insurance companies or other ING entities through inter-company payments.

For non-affiliated insurance companies and Qualified Plans, payments from a Portfolio’s Distribution and/or Service Plans (if applicable) as well as payments (if applicable) from the Portfolio’s Adviser and/or Distributor generally are based upon an annual percentage of the average net assets held in the Portfolio by those companies. A Portfolio’s Adviser and Distributor may make payments for administrative, record keeping, or other services that insurance companies or Qualified Plans provide to facilitate investment in the Portfolio. These payments as well as payments from a Portfolio’s Distribution and/or Service Plans (if applicable) may also provide incentive for insurance companies or Qualified Plans to make the Portfolio available through Variable Contracts or Qualified Plans, and thus they may promote the distribution of the shares of the Portfolio.

As of the date of this Prospectus, the Distributor has entered into agreements with the following non-affiliated insurance companies: Zürich Kemper Life Insurance Company; Symetra Life Insurance Company; and First Fortis Life Insurance Company. Fees payable under these agreements are at annual rates that range from 0.15% to 0.25%. This is computed as a percentage of the average aggregate amount invested in a Portfolio by Variable Contract holders through the relevant insurance company’s Variable Contracts.

The insurance companies issuing Variable Contracts or Qualified Plans that use a Portfolio as investment options may also pay fees to third parties in connection with distribution of the Variable Contracts and for services provided to Variable Contract owners. Entities that service Qualified Plans may also pay fees to third parties to help service the Qualified Plans or the accounts of their participants. A Portfolio, the Adviser, and the Distributor are not parties to these arrangements. Variable Contract owners should consult the prospectus and statement of additional information for their Variable Contracts for a discussion of these payments and should consult with their agent or broker. Qualified Plan participants should consult with their pension servicing agent.

Ultimately, the agent or broker selling the Variable Contract to you could have a financial interest in selling you a particular product to increase the compensation they receive. Please make sure you read fully each prospectus and discuss any questions you have with your agent or broker.

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DIVIDENDS, DISTRIBUTIONS, AND TAXES

Dividends and Distributions

Each Portfolio declares and pays dividends from net investment income at least annually. Each Portfolio will also pay distributions from net realized capital gains, reduced by available capital losses, at least annually. All dividends and capital gain distributions will be automatically reinvested in additional shares of the Portfolios at the NAV of such shares on the payment date unless a participating insurance company’s separate account is permitted to hold cash and elects to receive payment in cash. From time to time, a portion of a Portfolio’s distributions may constitute a return of capital.

To comply with federal tax regulations, the Portfolios may also pay an additional capital gains distribution.

Tax Matters

Holders of Variable Contracts should refer to the prospectus for their contracts for information regarding the tax consequences of owning such contracts and should consult their tax advisers before investing.

Each Portfolio intends to qualify as a regulated investment company (“RIC”) for federal income tax purposes by satisfying the requirements under Subchapter M of the Code, including requirements with respect to diversification of assets, distribution of income and sources of income. As a RIC, a Portfolio generally will not be subject to tax on its net investment company taxable income and net realized capital gains that it distributes to its shareholders.

Each Portfolio also intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for Variable Contracts so that owners of these contracts should not be subject to federal tax on distributions of dividends and income from a Portfolio to the insurance company’s separate accounts.

Since the sole shareholders of the Portfolios will be separate accounts or other permitted investors, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the policies, see the attached prospectus for the policy.

See the SAI for further information about tax matters.

THE TAX STATUS OF YOUR INVESTMENT IN A PORTFOLIO DEPENDS UPON THE FEATURES OF YOUR VARIABLE CONTRACT. FOR FURTHER INFORMATION, PLEASE REFER TO THE PROSPECTUS FOR THE VARIABLE CONTACT.

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INDEX DESCRIPTIONS

The Barclays Capital U.S. Aggregate Bond (“BCAB”) Index is a widely recognized, unmanaged index of publicly issued, investment-grade U.S. Government, mortgage-backed, asset-backed, and corporate debt securities.

The Barclays Capital High Yield Very Liquid Index includes publicly issued U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bonds that have a remaining maturity of at least one year, regardless of optionality, are rated high-yield (Ba1/BB+/BB+ or below) using the middle rating of Moody’s, S&P, and Fitch, respectively (before July 1, 2005, the lower of Moody’s and S&P was used), and have $600 million or more of outstanding face value.

EURO STOXX 50® Index is Europe’s leading Blue-Chip index for the Eurozone, provides a Blue-Chip representation of supersector leaders in the Eurozone. The index covers 50 stocks from 12 Eurozone countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal, and Spain.

The Financial Times Stock Exchange (“FTSE”) 100 Index® is a share index of the 100 most capitalized United Kingdom companies listed on the London Stock Exchange.

The FTSE Emerging index is a market-capitalization weighted index representing the performance of around 850 large and mid cap companies in 22 emerging markets. The index is derived from the FTSE Global Equity Index Series.

The Hang Seng Index (“HSI”) is a freefloat-adjusted market capitalization-weighted stock market index in Hong Kong. It is used to record and monitor daily changes of the largest companies of the Hong Kong stock market.

The MSCI Emerging Markets IndexSM is an unmanaged index that measures the performance of securities listed on exchanges in developing nations throughout the world.

The MSCI - Europe, Australasia, and Far East® (“MSCI EAFE® ”) Index is an unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia, and the Far East.

The Russell 2000® Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000® Index. The Russell 3000® Index is an unmanaged index that measures the performance of 3,000 U.S. companies based on total market capitalization.

The Russell Midcap® Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000® Index.

The Russell Midcap® Growth Index is an unmanaged index that measures the performance of those companies included in the Russell Midcap® Index with relatively higher price-to-book ratio and higher forecasted growth values.

Russell Top 200 Index® is an unmanaged index that measures the performance of the 200 largest companies in the Russell 1000® Index, which together represent approximately 69% of the total market capitalization of the Russell 1000® Index.

The Russell Top 200® Growth Index measures the performance of the especially large cap segment of the U.S. equity universe represented by stocks in the largest 200 by market cap that exhibit growth characteristics. It includes Russell Top 200 Index companies with higher price-to-book ratios and higher growth values.

The Russell Top 200® Value Index measures the performance of the especially large cap segment of the U.S. equity universe represented by stocks in the largest 200 by market cap that exhibit value characteristics. It includes Russell Top 200 companies with lower price-to-book ratios and lower forecasted growth values.

The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

The Standard and Poor’s (“S&P”) Target Date Retirement Income Index seeks to represent asset allocations which target an immediate retirement horizon.

The Standard and Poor’s (“S&P”) Target Date 2015 Index seeks to represent the market consensus for asset allocations which target an approximate 2015 retirement horizon.

The Standard and Poor’s (“S&P”) Target Date 2020 Index seeks to represent the market consensus for asset allocations which target an approximate 2020 retirement horizon.

The Standard and Poor’s (“S&P”) Target Date 2025 Index seeks to represent the market consensus for asset allocations which target an approximate 2025 retirement horizon.

88

INDEX DESCRIPTIONS  (continued)

The Standard and Poor’s (“S&P”) Target Date 2030 Index seeks to represent the market consensus for asset allocations which target an approximate 2030 retirement horizon.

The Standard and Poor’s (“S&P”) Target Date 2035 Index seeks to represent the market consensus for asset allocations which target an approximate 2035 retirement horizon.

The Standard and Poor’s (“S&P”) Target Date 2040 Index seeks to represent the market consensus for asset allocations which target an approximate 2040 retirement horizon.

The Standard and Poor’s Target Date (“S&P”) Target Date 2045 Index seeks to represent the market consensus for asset allocations which target an approximate 2045 retirement horizon.

The Tokyo Stock Price (“TOPIX”) Index® is a capitalization-weighted index of all firms that are considered to be under the large firms or “first section” on the Tokyo Stock Exchange.

89

FINANCIAL HIGHLIGHTS

The following financial highlights are intended to help you understand each Portfolio’s Class ADV and Class S shares’ financial performance for the past five years or, if shorter, the period of the share class’ operations. Certain information reflects financial results for a single share. The total returns represent the rate that an investor would have earned (or lost) on an investment in a share of the Portfolios (assuming reinvestment of all dividends and distributions). This information has been derived from the Portfolios’ financial statements that were audited by KPMG LLP, an independent registered public accounting firm. The report of KPMG LLP, along with the financial statements included in the annual shareholder report dated December 31, 2012, are incorporated herein by reference.

90

FINANCIAL HIGHLIGHTS  (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments, if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(4)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING Index Solution Income Portfolio
Class ADV
12-31-12	10.42	0.19•	0.67	0.86	0.26	0.38	—	0.64	—	10.64	8.36	0.71	0.62	0.62	1.79	31,359	45
12-31-11	10.76	0.14	0.09	0.23	0.25	0.32	—	0.57	—	10.42	2.35	0.62	0.62	0.62	1.46	25,479	78
12-31-10	10.22	0.23•	0.52	0.75	0.11	0.10	—	0.21	—	10.76	7.37	0.62	0.62	0.62	2.24	19,550	45
12-31-09	9.24	0.12•	0.89	1.01	0.03	0.00*	—	0.03	—	10.22	11.02	0.62	0.62	0.62	1.26	9,310	51
03-10-08(5) - 12-31-08	10.00	0.26•	(1.02)	(0.76)	—	—	—	—	—	9.24	(7.60)	0.62	0.62	0.62	3.48	2,543	50
ING Index Solution Income Portfolio
Class S
12-31-12	10.51	0.21•	0.68	0.89	0.28	0.38	—	0.66	—	10.74	8.52	0.46	0.37	0.37	1.97	141,443	45
12-31-11	10.82	0.19	0.08	0.27	0.26	0.32	—	0.58	—	10.51	2.73	0.37	0.37	0.37	1.64	142,821	78
12-31-10	10.26	0.25•	0.52	0.77	0.11	0.10	—	0.21	—	10.82	7.61	0.37	0.37	0.37	2.39	153,900	45
12-31-09	9.26	0.20•	0.84	1.04	0.04	0.00*	—	0.04	—	10.26	11.27	0.37	0.37	0.37	2.01	154,022	51
03-10-08(5) - 12-31-08	10.00	0.39•	(1.13)	(0.74)	—	—	—	—	—	9.26	(7.40)	0.37	0.37	0.37	5.38	1,606	50
ING Index Solution 2015 Portfolio
Class ADV
12-31-12	9.90	0.18•	0.79	0.97	0.18	0.31	—	0.49	—	10.38	9.95	0.71	0.62	0.62	1.75	111,594	46
12-31-11	10.45	0.14•	(0.11)	0.03	0.19	0.39	—	0.58	—	9.90	0.53	0.62	0.62	0.62	1.32	71,792	90
12-31-10	9.76	0.22•	0.61	0.83	0.04	0.10	—	0.14	—	10.45	8.68	0.62	0.62	0.62	2.25	62,077	49
12-31-09	8.43	0.05•	1.32	1.37	0.04	0.00*	—	0.04	—	9.76	16.28	0.62	0.62	0.62	0.60	35,768	28
03-10-08(5) - 12-31-08	10.00	0.30•	(1.87)	(1.57)	—	—	—	—	—	8.43	(15.70)	0.62	0.62	0.62	4.34	8,877	39
ING Index Solution 2015 Portfolio
Class S
12-31-12	9.97	0.18	0.82	1.00	0.19	0.31	—	0.50	—	10.47	10.19	0.46	0.37	0.37	1.89	112,364	46
12-31-11	10.51	0.16	(0.11)	0.05	0.20	0.39	—	0.59	—	9.97	0.80	0.37	0.37	0.37	1.55	98,326	90
12-31-10	9.80	0.25•	0.61	0.86	0.05	0.10	—	0.15	—	10.51	8.97	0.37	0.37	0.37	2.50	99,941	49
12-31-09	8.45	0.10•	1.29	1.39	0.04	0.00*	—	0.04	—	9.80	16.50	0.37	0.37	0.37	1.09	70,222	28
03-10-08(5) - 12-31-08	10.00	0.27•	(1.82)	(1.55)	—	—	—	—	—	8.45	(15.50)	0.37	0.37	0.37	3.92	3,949	39
ING Index Solution 2020 Portfolio
Class ADV
12-31-12	10.76	0.17	1.02	1.19	0.02	0.52	—	0.54	—	11.41	11.12	58.46	0.62	0.62	1.54	3	61
10-03-11(5) - 12-31-11	10.00	0.01	0.75	0.76	—	—	—	—	—	10.76	7.60	0.62	0.62	0.62	0.42	3	41
See Accompanying Notes to Financial Highlights

91

FINANCIAL HIGHLIGHTS  (continued) Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments, if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(4)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING Index Solution 2020 Portfolio
Class S
12-31-12	10.76	0.20	1.01	1.21	0.02	0.52	—	0.54	—	11.43	11.36	58.21	0.37	0.37	1.79	3	61
10-03-11(5) - 12-31-11	10.00	0.02	0.74	0.76	—	—	—	—	—	10.76	7.60	0.37	0.37	0.37	0.66	3	41
ING Index Solution 2025 Portfolio
Class ADV
12-31-12	9.56	0.16•	1.04	1.20	0.12	0.26	—	0.38	—	10.38	12.74	0.71	0.62	0.62	1.63	181,218	39
12-31-11	10.40	0.12•	(0.34)	(0.22)	0.15	0.47	—	0.62	—	9.56	(1.75)	0.62	0.62	0.62	1.19	114,181	95
12-31-10	9.36	0.20•	0.87	1.07	0.01	0.02	—	0.03	—	10.40	11.43	0.62	0.62	0.62	2.12	96,652	48
12-31-09	7.79	0.00•*	1.60	1.60	0.03	0.00*	—	0.03	—	9.36	20.58	0.62	0.62	0.62	0.04	52,508	15
03-10-08(5) - 12-31-08	10.00	0.28•	(2.49)	(2.21)	—	—	—	—	—	7.79	(22.10)	0.62	0.62	0.62	4.29	12,557	17
ING Index Solution 2025 Portfolio
Class S
12-31-12	9.62	0.19•	1.05	1.24	0.13	0.26	—	0.39	—	10.47	13.12	0.46	0.37	0.37	1.84	138,176	39
12-31-11	10.46	0.14•	(0.34)	(0.20)	0.17	0.47	—	0.64	—	9.62	(1.55)	0.37	0.37	0.37	1.42	98,843	95
12-31-10	9.40	0.22•	0.88	1.10	0.02	0.02	—	0.04	—	10.46	11.72	0.37	0.37	0.37	2.31	92,770	48
12-31-09	7.80	0.03•	1.60	1.63	0.03	0.00*	—	0.03	—	9.40	20.97	0.37	0.37	0.37	0.37	48,775	15
03-10-08(5) - 12-31-08	10.00	0.35•	(2.55)	(2.20)	—	—	—	—	—	7.80	(22.00)	0.37	0.37	0.37	5.36	4,555	17
ING Index Solution 2030 Portfolio
Class ADV
12-31-12	11.00	0.20	1.33	1.53	0.01	0.67	—	0.68	—	11.85	13.99	43.07	0.62	0.62	1.74	4	51
10-03-11(5) - 12-31-11	10.00	(0.00)*	1.00	1.00	—	—	—	—	—	11.00	10.00	0.62	0.62	0.62	(0.00)*	3	50
ING Index Solution 2030 Portfolio
Class S
12-31-12	11.00	0.23	1.32	1.55	0.01	0.67	—	0.68	—	11.87	14.22	42.82	0.37	0.37	2.00	4	51
10-03-11(5) - 12-31-11	10.00	0.00*	1.00	1.00	—	—	—	—	—	11.00	10.00	0.37	0.37	0.37	0.17	3	50
ING Index Solution 2035 Portfolio
Class ADV
12-31-12	9.30	0.15•	1.21	1.36	0.09	0.32	—	0.41	—	10.25	14.87	0.71	0.62	0.62	1.47	150,358	34
12-31-11	10.27	0.11•	(0.51)	(0.40)	0.12	0.45	—	0.57	—	9.30	(3.46)	0.62	0.62	0.62	1.06	94,263	100
12-31-10	9.14	0.18•	0.97	1.15	—	0.02	—	0.02	—	10.27	12.56	0.62	0.62	0.62	1.91	77,135	45
12-31-09	7.45	(0.02)•	1.74	1.72	0.03	0.00*	—	0.03	—	9.14	23.19	0.62	0.62	0.62	(0.22)	41,570	14
03-10-08(5) - 12-31-08	10.00	0.33•	(2.88)	(2.55)	—	—	—	—	—	7.45	(25.50)	0.62	0.62	0.62	5.29	9,139	19
See Accompanying Notes to Financial Highlights
92

FINANCIAL HIGHLIGHTS  (continued) Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments, if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(4)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING Index Solution 2035 Portfolio
Class S
12-31-12	9.37	0.17•	1.23	1.40	0.11	0.32	—	0.43	—	10.34	15.15	0.46	0.37	0.37	1.69	93,319	34
12-31-11	10.34	0.13•	(0.51)	(0.38)	0.14	0.45	—	0.59	—	9.37	(3.26)	0.37	0.37	0.37	1.30	64,863	100
12-31-10	9.18	0.20•	0.98	1.18	0.00*	0.02	—	0.02	—	10.34	12.89	0.37	0.37	0.37	2.15	58,656	45
12-31-09	7.47	0.00•*	1.75	1.75	0.04	0.00*	—	0.04	—	9.18	23.42	0.37	0.37	0.37	0.05	25,008	14
03-10-08(5) - 12-31-08	10.00	0.37•	(2.90)	(2.53)	—	—	—	—	—	7.47	(25.30)	0.37	0.37	0.37	6.06	4,038	19
ING Index Solution 2040 Portfolio
Class ADV
12-31-12	11.18	0.14	1.53	1.67	—	0.79	—	0.79	—	12.06	15.03	54.52	0.62	0.62	1.14	4	44
10-03-11(5) - 12-31-11	10.00	(0.01)	1.19	1.18	—	—	—	—	—	11.18	11.80	0.62	0.62	0.62	(0.32)	3	56
ING Index Solution 2040 Portfolio
Class S
12-31-12	11.18	0.17	1.52	1.69	0.00*	0.79	—	0.79	—	12.08	15.23	54.27	0.37	0.37	1.39	4	44
10-03-11(5) - 12-31-11	10.00	(0.00)*	1.18	1.18	—	—	—	—	—	11.18	11.80	0.37	0.37	0.37	(0.18)	3	56
ING Index Solution 2045 Portfolio
Class ADV
12-31-12	9.18	0.12•	1.30	1.42	0.08	0.26	—	0.34	—	10.26	15.64	0.71	0.62	0.62	1.22	86,051	28
12-31-11	10.12	0.10•	(0.58)	(0.48)	0.09	0.37	—	0.46	—	9.18	(4.48)	0.62	0.62	0.62	1.01	52,209	102
12-31-10	8.92	0.16•	1.06	1.22	—	0.02	—	0.02	—	10.12	13.73	0.62	0.62	0.62	1.71	39,799	45
12-31-09	7.11	(0.04)•	1.88	1.84	0.03	0.00*	—	0.03	—	8.92	25.89	0.62	0.62	0.62	(0.48)	18,520	22
03-10-08(5) - 12-31-08	10.00	0.24•	(3.13)	(2.89)	—	—	—	—	—	7.11	(28.90)	0.62	0.62	0.62	3.81	3,069	12
ING Index Solution 2045 Portfolio
Class S
12-31-12	9.27	0.14•	1.32	1.46	0.10	0.26	—	0.36	—	10.37	15.88	0.46	0.37	0.37	1.42	54,383	28
12-31-11	10.19	0.13•	(0.58)	(0.45)	0.10	0.37	—	0.47	—	9.27	(4.09)	0.37	0.37	0.37	1.27	38,266	102
12-31-10	8.97	0.18•	1.06	1.24	—	0.02	—	0.02	—	10.19	13.88	0.37	0.37	0.37	1.93	29,555	45
12-31-09	7.13	(0.02)•	1.89	1.87	0.03	0.00*	—	0.03	—	8.97	26.26	0.37	0.37	0.37	(0.23)	12,040	22
03-10-08(5) - 12-31-08	10.00	0.28•	(3.15)	(2.87)	—	—	—	—	—	7.13	(28.70)	0.37	0.37	0.37	4.44	1,772	12
ING Index Solution 2050 Portfolio
Class ADV
12-31-12	11.18	0.14	1.55	1.69	—	0.92	—	0.92	—	11.95	15.24	42.58	0.62	0.62	1.14	4	43
10-03-11(5) - 12-31-11	10.00	(0.01)	1.19	1.18	—	—	—	—	—	11.18	11.80	0.62	0.62	0.62	(0.36)	3	55
See Accompanying Notes to Financial Highlights
93

FINANCIAL HIGHLIGHTS  (continued) Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments, if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(4)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING Index Solution 2050 Portfolio
Class S
12-31-12	11.19	0.16	1.54	1.70	0.00*	0.92	—	0.92	—	11.97	15.33	42.33	0.37	0.37	1.35	4	43
10-03-11(5) - 12-31-11	10.00	(0.01)	1.20	1.19	—	—	—	—	—	11.19	11.90	0.37	0.37	0.37	(0.21)	3	55
ING Index Solution 2055 Portfolio
Class ADV
12-31-12	10.57	0.15•	1.48	1.63	0.03	0.11	—	0.14	—	12.06	15.52	0.74	0.62	0.62	1.29	13,319	28
12-31-11	11.19	0.09•	(0.59)	(0.50)	0.00*	0.12	—	0.12	—	10.57	(4.40)	0.62	0.62	0.62	0.81	5,676	135
03-08-10(5) - 12-31-10	10.00	(0.00)*	1.19	1.19	—	—	—	—	—	11.19	11.90	0.62	0.62	0.62	(0.06)	2,381	80
ING Index Solution 2055 Portfolio
Class S
12-31-12	10.61	0.17•	1.50	1.67	0.04	0.11	—	0.15	—	12.13	15.89	0.49	0.37	0.37	1.48	8,886	28
12-31-11	11.21	0.12•	(0.59)	(0.47)	0.01	0.12	—	0.13	—	10.61	(4.17)	0.37	0.37	0.37	1.13	3,385	135
03-08-10(5) - 12-31-10	10.00	0.01	1.20	1.21	—	—	—	—	—	11.21	12.10	0.37	0.37	0.37	0.19	1,209	80

See Accompanying Notes to Financial Highlights
94

ACCOMPANYING NOTES TO FINANCIAL HIGHLIGHTS

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.

(3)	Expense ratios do not include expenses of underlying funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

(4)	Expense ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by an Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursements by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(5)	Commencement of operations.

•	Calculated using average number of shares outstanding throughout the period.

*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

95

TO OBTAIN MORE INFORMATION
You’ll find more information about the Portfolios in our:

ANNUAL/SEMI-ANNUAL SHAREHOLDER REPORTS
In the Portfolios’ annual/semi-annual shareholder reports, you will find a discussion of the recent market conditions and principal investment strategies that significantly affected the Portfolios’ performance during the last fiscal year, the financial statements and the independent registered public accounting firm’s reports (in the annual shareholder report only).

STATEMENT OF ADDITIONAL INFORMATION
The SAI contains more detailed information about the Portfolios. The SAI is legally part of this Prospectus (it is incorporated by reference). A copy has been filed with the SEC.

Please write, call or visit our website for a free copy of the current annual/semi-annual shareholder reports, the SAI, or other Portfolio information.

To make shareholder inquiries contact: The ING Funds 7337 East Doubletree Ranch Road, Suite 100
Scottsdale, AZ 85258-2034 1-800-262-3862 or visit our website at www.INGInvestment.com

This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC’s Public Reference Room in Washington, D.C. or call 202-551-8090 for information on the operation of the Public Reference Room. Otherwise, you may obtain the information for a fee, by contacting the SEC at:

U.S. Securities and Exchange Commission Public Reference Section
100 F Street, N.E.
Washington, D.C. 20549

or at the e-mail address: publicinfo@sec.gov

Or obtain the information at no cost by visiting the SEC’s Internet website at www.sec.gov.

When contacting the SEC, you will want to refer to the Portfolios’ SEC file number. The file number is as follows:

ING Partners, Inc.	811-8319
ING Index Solution Income Portfolio
ING Index Solution 2015 Portfolio
ING Index Solution 2020 Portfolio
ING Index Solution 2025 Portfolio
ING Index Solution 2030 Portfolio
ING Index Solution 2035 Portfolio
ING Index Solution 2040 Portfolio
ING Index Solution 2045 Portfolio
ING Index Solution 2050 Portfolio
ING Index Solution 2055 Portfolio

PRO-IPIISSA (0413-043013)

Prospectus	April 30, 2013

  ING Index Solution Income Portfolio I/ISKIX

  ING Index Solution 2015 Portfolio I/ISSIX

  ING Index Solution 2020 Portfolio I/IDXBX

  ING Index Solution 2025 Portfolio I/ISDIX

  ING Index Solution 2030 Portfolio I/IDXGX

  ING Index Solution 2035 Portfolio I/ISEIX

  ING Index Solution 2040 Portfolio I/IDXLX

  ING Index Solution 2045 Portfolio I/ISJIX

  ING Index Solution 2050 Portfolio I/IDXQX

  ING Index Solution 2055 Portfolio I/IISNX

Each Portfolio’s shares may be offered to insurance company separate accounts serving as investment options under variable annuity contracts and variable life insurance policies (“Variable Contracts”), qualified pension and retirement plans (“Qualified Plans”), custodial accounts, and certain investment advisers and their affiliates in connection with the creation or management of the Portfolios, other investment companies, and other permitted investors.
NOT ALL PORTFOLIOS MAY BE AVAILABLE IN ALL JURISDICTIONS, UNDER ALL VARIABLE CONTRACTS OR UNDER ALL QUALIFIED PLANS.
The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities nor has the SEC judged whether the information in this Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

INVESTMENTS

ING Index Solution Income Portfolio

INVESTMENT OBJECTIVE

The Portfolio seeks to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

FEES AND EXPENSES OF THE PORTFOLIO

The tables describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The tables do not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

On March 18, 2013, shareholders of the Portfolio were sent a proxy statement, which asked shareholders to approve a new fee structure (the “Amended Fee Structure”), which would modify the fees payable to the Adviser. Under the proposed Amended Fee Structure, the current Management Fee rate would continue to be charged with respect to assets invested in underlying funds in the ING Fund Complex (“Underlying Funds”), but a higher Management Fee rate would be charged on assets invested in other types of securities.

If the Amended Fee Structure is approved by shareholders, the fees you would pay if you buy and hold shares of the Portfolio will change. The current fee structure is reflected in Fee Table A below. The Amended Fee Structure is reflected below in Fee Table B. Similarly, if the Amended Fee Structure is approved, the expenses you pay as a shareholder of the Portfolio may change. An example intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds is also included below. Expense Example Table A shows an example based on the current fee structure. Expense Example Table B shows an example based on the Amended Fee Structure.

There is no guarantee that shareholders will approve the Amended Fee Structure, in which case the Portfolio will continue to operate under the current fee structure. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Portfolio’s website at www.INGFunds.com/vp/literature.

Fee Table A - Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class	I
Management Fee	0.10%
Distribution and/or Shareholder Services (12b-1) Fees	None
Administrative Services Fee	0.10%
Other Expenses	0.04%
Acquired Fund Fees and Expenses	0.40%
Total Annual Portfolio Operating Expenses[2]	0.64%
Waivers and Reimbursements[3]	(0.12)%
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	0.52%

1	The expense ratio has been adjusted to reflect current fees.

2	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

3	The adviser is contractually obligated to limit expenses to 0.12% of Class I shares through May 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years.

Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Example Table A

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
I	$53	193	345	787

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.

Fee Table B - Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class	I
Management Fee[2]	0.14%
Distribution and/or Shareholder Services (12b-1) Fees	None
Administrative Services Fee	0.10%
Other Expenses	0.04%
Acquired Fund Fees and Expenses	0.40%
Total Annual Portfolio Operating Expenses[3]	0.68%
Waivers and Reimbursements[4]	(0.17)%
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	0.51%

1	The expense ratio has been adjusted to reflect current contractual rates.

ING Index Solution Income Portfolio	1

2	Pending shareholder approval, the Portfolio’s Management Fee structure was changed to a “bifurcated fee” structure as follows: an annual rate of 0.10% of the Portfolio’s average daily net assets invested in Underlying Funds within the ING Funds complex, and 0.30% of the Portfolio’s average daily net assets invested in direct investments, which include, but are not limited to, exchange-traded funds, securities issued by non-investment company issuers, such as operating companies, and derivative instruments. The Management Fee reflected in the table is calculated based on an estimated investment of 20% of the Portfolio’s assets in direct investments.

3	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

4	The adviser is contractually obligated to limit expenses to 0.51% of Class I shares through at least May 1, 2018; the obligation does not extend to interest, taxes, brokerage commissions, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years.

Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Example Table B

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
I	$52	164	285	757

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-, three-, and five-year periods and the first five years of the ten-year period.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Example, affect the Portfolio’s performance.

During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 45% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in a combination of Underlying Funds, which are passively managed index funds. The Portfolio will provide shareholders with at least 60 days’ prior written notice of any change in this investment policy. The Underlying Funds invest in U.S. stocks, international stocks, U.S. bonds, and other debt instruments and the Portfolio uses an asset allocation strategy designed for investors expecting to retire soon or are already retired. The Portfolio’s current approximate target investment allocations (expressed as a percentage of its net assets) among the Underlying Funds are as follows: 35% in equity securities; and 65% in debt instruments. As these are Target Allocations, the actual allocations of the Portfolio’s assets may deviate from the percentages shown.

The Target Allocations are measured with reference to the primary investment strategies of the Underlying Funds; actual exposure to debt instruments and equity securities will vary from the Target Allocations if an Underlying Fund is not substantially invested in accordance with its primary investment strategy. The Portfolio may periodically deviate from the Target Allocations based on an assessment of the current market conditions or other factors. Generally, the deviations fall within the range of +/- 10% relative to the current Target Allocations. The Portfolio may, in light of market conditions or other factors, deviate by a wider margin in order to protect the Portfolio, achieve its investment objective, or to take advantage of particular opportunities.

The Underlying Funds provide exposure to a wide range of traditional asset classes which include stocks, bonds and cash.

Equity securities in which the Underlying Funds invest include, but are not limited to, domestic and international large-, mid-, and small-capitalization stocks (may be growth oriented, value oriented or a blend); and emerging market securities.

Debt instruments in which the Underlying Funds invest include, but are not limited to, domestic and international intermediate-, long-, and short-term bonds; and high-yield bonds commonly referred to as “junk-bonds.”

The Portfolio may also invest in derivatives, including futures, and swaps (including interest rate swaps, total return swaps, and credit default swaps), to make tactical allocations, as a substitute for a taking a position in the underlying asset, minimize risk, and assist in managing cash.

The Portfolio may invest up to 20% of its total assets in exchange-traded funds.

The Portfolio may also allocate in the future to the following non-traditional asset classes (also known as alternative strategies) which include but are not limited to: domestic and international real estate stocks, including real estate investment trusts; natural resource/commodity securities; treasury inflation protected securities and floating rate loans. There can be no assurance that these allocations will occur.

The Portfolio will be rebalanced periodically to return to the Target Allocation. The Target Allocation may be changed at any time by the Sub-Adviser.

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio. The value of your investment in the Portfolio changes with the values of the Underlying Funds and their investments. Any of the following risks, among others, could affect the Portfolio’s or an Underlying Fund’s performance or cause the Portfolio or an Underlying Fund to lose money or to underperform market averages of other funds.

2	ING Index Solution Income Portfolio

Asset Allocation   Assets will be allocated among Underlying Funds and markets based on judgments by the Adviser. There is a risk that the Portfolio may allocate assets to an Underlying Fund or asset class that underperforms other funds or asset classes.

Call   During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, an Underlying Fund would experience a decline in income.

Commodities   The operations and financial performance of companies in natural resources industries may be directly affected by commodity prices. This risk is exacerbated for those natural resources companies that own the underlying commodity.

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Credit   Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Credit Default Swaps   The Portfolio or an Underlying Fund may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the Portfolio or an Underlying Fund pays a fee to protect against the risk that a security held by the Portfolio or the Underlying Fund will default. As a seller of the swap, the Portfolio or an Underlying Fund receives payment(s) in return for its obligation to pay the counterparty the full national value of the security in the event of a default of the security issuer. As a seller of a swap, the Portfolio or an Underlying Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio or an Underlying Fund would be subject to investment exposure on the notional value of the swap. Credit default swaps are largely unregulated and susceptible to liquidity, credit, and counterparty risks.

Currency   To the extent that an Underlying Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio or an Underlying Fund and reduce its returns. Derivatives may not perform as expected, so the Portfolio or an Underlying Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio or an Underlying Fund to the risk of improper valuation.

Floating Rate Loans   The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans and many floating rate loans are subject to restrictions on resale.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Underlying Funds experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Foreign investment risks may be greater in developing and emerging markets than in developed markets. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

High-Yield Securities   Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Index Strategy   The index selected may underperform the overall market and an Underlying Fund might fail to track its target index. The correlation between an Underlying Fund and index performance may be affected by the Underlying Fund’s expenses and the timing of purchases and redemptions of the Underlying Fund’s shares. An Underlying Fund’s actual holdings might not match the Index and the Underlying Fund’s effective exposure to index securities at any given time may not equal 100%.

Inflation-Indexed Bonds   If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Interest Rate   With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, interest

ING Index Solution Income Portfolio	3

rates in the United States are at or near historic lows, which may increase an Underlying Fund’s exposure to risks associated with rising interest rates.

Liquidity   If a security is illiquid, an Underlying Fund might be unable to sell the security at a time when the manager might wish to sell, and the security could have the effect of decreasing the overall level of an Underlying Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount an Underlying Fund could realize upon disposition. An Underlying Fund may make investments that become less liquid in response to market developments or adverse investor perception. An Underlying Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to an Underlying Fund.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which the Underlying Funds invest. Rather, the market could favor securities to which the Underlying Funds are not exposed or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Underlying Funds costs and impair the ability of the Underlying Funds to achieve its investment objectives.

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio or an Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio and a proportionate share of the expenses of each Underlying Fund.

Real Estate Companies and Real Estate Investment Trusts (“REITs”)   Investing in real estate companies and REITs may subject an Underlying Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.

Sovereign Debt   These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio’s Class I shares’ performance from year to year, and the table compares the Portfolio’s Class I shares’ performance to the performance of a broad-based securities market index/indices for the same period. The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio’s past performance is no guarantee of future results.

4	ING Index Solution Income Portfolio

Calendar Year Total Returns
(as of December 31 of each year)

Best quarter: 3rd, 2009, 7.31% and Worst quarter: 3rd, 2011, (3.91)%

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs (or since inception)	10 Yrs	Inception Date
Class I	%	8.75	4.79	N/A	03/10/08
S&P Target Date Retirement Income Index[1]	%	7.78	4.25[2]	N/A	—

1	The index returns do not reflect deductions for fees, expenses, or taxes.

2	Reflects index performance since the date closest to the Class’ inception for which data is available.

PORTFOLIO MANAGEMENT

On March 18, 2013, shareholders of the Portfolio were sent a proxy statement, which asked shareholders to approve the appointment of ING Investment Management Co., LLC as the Sub-Adviser to the Portfolio. If shareholders approve this proposal, ING Investment Management Co., LLC will become the Sub-Adviser to the Portfolio; however, the individuals listed as members of the Investment Committee will continue to be responsible for the day-to-day management of the Portfolio. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Portfolio’s website at www.INGFunds.com/vp/literature.

Investment Adviser
Directed Services LLC

Investment Committee
Heather Hackett, CFA	Halvard Kvaale, CIMA
Committee Member (since 08/09)	Committee Member (since 08/12)
Paul Zemsky, CFA
Committee Member (since 03/08)

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

ING Index Solution Income Portfolio	5

ING Index Solution 2015 Portfolio

INVESTMENT OBJECTIVE

Until the day prior to its Target Date (defined below), the Portfolio seeks to provide total return consistent with an asset allocation targeted at retirement in approximately 2015. On the Target Date, the Portfolio’s investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

FEES AND EXPENSES OF THE PORTFOLIO

The tables describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The tables do not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

On March 18, 2013, shareholders of the Portfolio were sent a proxy statement, which asked shareholders to approve a new fee structure (the “Amended Fee Structure”), which would modify the fees payable to the Adviser. Under the proposed Amended Fee Structure, the current Management Fee rate would continue to be charged with respect to assets invested in underlying funds in the ING Fund Complex (“Underlying Funds”), but a higher Management Fee rate would be charged on assets invested in other types of securities.

If the Amended Fee Structure is approved by shareholders, the fees you would pay if you buy and hold shares of the Portfolio will change. The current fee structure is reflected in Fee Table A below. The Amended Fee Structure is reflected below in Fee Table B. Similarly, if the Amended Fee Structure is approved, the expenses you pay as a shareholder of the Portfolio may change. An example intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds is also included below. Expense Example Table A shows an example based on the current fee structure. Expense Example Table B shows an example based on the Amended Fee Structure.

There is no guarantee that shareholders will approve the Amended Fee Structure, in which case the Portfolio will continue to operate under the current fee structure. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Portfolio’s website at www.INGFunds.com/vp/literature.

Fee Table A - Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class	I
Management Fee	0.10%
Distribution and/or Shareholder Services (12b-1) Fees	None
Administrative Services Fee	0.10%
Other Expenses	0.03%
Acquired Fund Fees and Expenses	0.40%
Total Annual Portfolio Operating Expenses[2]	0.63%
Waivers and Reimbursements[3]	(0.11)%
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	0.52%

1	The expense ratio has been adjusted to reflect current fees.

2	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

3	The adviser is contractually obligated to limit expenses to 0.12% of Class I shares through May 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years.

Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Example Table A

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
I	$53	191	340	776

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.

Fee Table B - Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class	I
Management Fee[2]	0.14%
Distribution and/or Shareholder Services (12b-1) Fees	None
Administrative Services Fee	0.10%
Other Expenses	0.03%
Acquired Fund Fees and Expenses	0.40%
Total Annual Portfolio Operating Expenses[3]	0.67%
Waivers and Reimbursements[4]	(0.15)%

6	ING Index Solution 2015 Portfolio

Class	I
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	0.52%

1	The expense ratio has been adjusted to reflect current contractual rates.

2	Pending shareholder approval, the Portfolio’s Management Fee structure was changed to a “bifurcated fee” structure as follows: an annual rate of 0.10% of the Portfolio’s average daily net assets invested in Underlying Funds within the ING Funds complex, and 0.30% of the Portfolio’s average daily net assets invested in direct investments, which include, but are not limited to, exchange-traded funds, securities issued by non-investment company issuers, such as operating companies, and derivative instruments. The Management Fee reflected in the table is calculated based on an estimated investment of 20% of the Portfolio’s assets in direct investments.

3	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

4	The adviser is contractually obligated to limit expenses to 0.52% of Class I shares through at least May 1, 2018; the obligation does not extend to interest, taxes, brokerage commissions, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years.

Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Example Table B

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
I	$53	167	291	755

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-, three-, and five-year periods and the first five years of the ten-year period.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Example, affect the Portfolio’s performance.

During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 46% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in a combination of Underlying Funds, which are passively managed index funds. The Portfolio will provide shareholders with at least 60 days’ prior written notice of any change in this investment policy. The Underlying Funds invest in U.S. stocks, international stocks, U.S. bonds, and other debt instruments and the Portfolio uses an asset allocation strategy designed for investors expecting to retire around the year 2015. ThePortfolio’s current approximate target investment allocations (expressed as a percentage of its net assets) among the Underlying Funds are as follows: 42% in equity securities; and 58% in debt instruments. As these are Target Allocations, the actual allocations of the Portfolio assets may deviate from the percentages shown.

The Target Allocations are measured with reference to the primary investment strategies of the Underlying Funds; actual exposure to debt instruments and equity securities will vary from the Target Allocations if an Underlying Fund is not substantially invested in accordance with its primary investment strategy. The Portfolio may periodically deviate from the Target Allocations based on an assessment of the current market conditions or other factors. Generally, the deviations fall within the range of +/- 10% relative to the current Target Allocations. The Portfolio may, in light of market conditions or other factors, deviate by a wider margin in order to protect the Portfolio, achieve its investment objective, or to take advantage of particular opportunities.

The Underlying Funds provide exposure to a wide range of traditional asset classes which include stocks, bonds and cash.

Equity securities in which the Underlying Funds invest include, but are not limited to, domestic and international large-, mid-, and small-capitalization stocks (may be growth oriented, value oriented or a blend); and emerging market securities.

Debt instruments in which the Underlying Funds invest include, but are not limited to, domestic and international intermediate-, long-, and short-term bonds; and high-yield bonds commonly referred to as “junk-bonds.”

The Portfolio may also invest in derivatives, including futures, and swaps (including interest rate swaps, total return swaps, and credit default swaps), to make tactical allocations, as a substitute for a taking a position in the underlying asset, minimize risk, and assist in managing cash.

The Portfolio may invest up to 20% of its total assets in exchange-traded funds.

The Portfolio may also allocate in the future to the following non-traditional asset classes (also known as alternative strategies) which include but are not limited to: domestic and international real estate stocks, including real estate investment trusts; natural resource/commodity securities; treasury inflation protected securities and floating rate loans. There can be no assurance that these allocations will occur.

The Portfolio is designed primarily for long-term investors in tax-advantaged accounts. The Portfolio is structured and managed around a specific target retirement or financial goal date 2015 (“Target Date”). The Target Date is the approximate year that an investor in the Portfolio would plan to make withdrawals from the Portfolio for retirement or other financial goals. The chart below shows the glide path and illustrates how the equity

ING Index Solution 2015 Portfolio	7

securities and debt instruments allocations will change over time. Generally, the Portfolio’s glide path will transition to the target asset allocations illustrated below on an annual basis and become more conservative as the Portfolio approaches the Target Date. As the Portfolio approaches its Target Date in 2015, the Portfolio’s Target Allocation is anticipated to be the same as that of ING Index Solution Income Portfolio, which is equal to approximately 35% equity securities and 65% debt instruments.

As the Portfolio’s Target Allocation migrates toward that of ING Index Solution Income Portfolio by the Target Date, it is anticipated that the Portfolio would be merged with and into the ING Index Solution Income Portfolio. The ING Index Solution Income Portfolio is for those investors who are retired, nearing retirement or in need of making withdrawals from their portfolio soon.

In summary, the Portfolio is designed for an investor who plans to withdraw the value of the investor’s investments in the Portfolio gradually on or after the Target Date. The mix of investments in the Portfolio’s Target Allocation will change over time and seek to reduce investment risk as the Portfolio approaches its Target Date.

The Portfolio will be rebalanced periodically to return to the Target Allocation. The Target Allocation may be changed at any time by the Sub-Adviser.

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio, even near, at, or after the Target Date. There is no guarantee that the Portfolio will provide adequate income at and through your retirement or for any of your financial goals. The value of your investment in the Portfolio changes with the values of the Underlying Funds and their investments. Any of the following risks, among others, could affect the Portfolio’s or an Underlying Fund’s performance or cause the Portfolio or an Underlying Fund to lose money or to underperform market averages of other funds.

Asset Allocation   Assets will be allocated among Underlying Funds and markets based on judgments by the Adviser. There is a risk that the Portfolio may allocate assets to an Underlying Fund or asset class that underperforms other funds or asset classes.

Call   During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, an Underlying Fund would experience a decline in income.

Commodities   The operations and financial performance of companies in natural resources industries may be directly affected by commodity prices. This risk is exacerbated for those natural resources companies that own the underlying commodity.

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Credit   Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Credit Default Swaps   The Portfolio or an Underlying Fund may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the Portfolio or an Underlying Fund pays a fee to protect against the risk that a security held by the Portfolio or the Underlying Fund will default. As a seller of the swap, the Portfolio or an Underlying Fund receives payment(s) in return for its obligation to pay the counterparty the full national value of the security in the event of a default of the security issuer. As a seller of a swap, the Portfolio or an Underlying Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio or an Underlying Fund would be subject to investment exposure on the notional value of the swap. Credit default swaps are largely unregulated and susceptible to liquidity, credit, and counterparty risks.

Currency   To the extent that an Underlying Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio or an Underlying Fund and reduce its returns. Derivatives may not perform as expected, so the Portfolio or an Underlying Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio or an Underlying Fund to the risk of improper valuation.

8	ING Index Solution 2015 Portfolio

Floating Rate Loans   The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans and many floating rate loans are subject to restrictions on resale.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Underlying Funds experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Foreign investment risks may be greater in developing and emerging markets than in developed markets. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

High-Yield Securities   Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Index Strategy   The index selected may underperform the overall market and an Underlying Fund might fail to track its target index. The correlation between an Underlying Fund and index performance may be affected by the Underlying Fund’s expenses and the timing of purchases and redemptions of the Underlying Fund’s shares. An Underlying Fund’s actual holdings might not match the Index and the Underlying Fund’s effective exposure to index securities at any given time may not equal 100%.

Inflation-Indexed Bonds   If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Interest Rate   With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase an Underlying Fund’s exposure to risks associated with rising interest rates.

Liquidity   If a security is illiquid, an Underlying Fund might be unable to sell the security at a time when the manager might wish to sell, and the security could have the effect of decreasing the overall level of an Underlying Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount an Underlying Fund could realize upon disposition. An Underlying Fund may make investments that become less liquid in response to market developments or adverse investor perception. An Underlying Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to an Underlying Fund.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which the Underlying Funds invest. Rather, the market could favor securities to which the Underlying Funds are not exposed or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Underlying Funds costs and impair the ability of the Underlying Funds to achieve its investment objectives.

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio or an Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio and a proportionate share of the expenses of each Underlying Fund.

ING Index Solution 2015 Portfolio	9

Real Estate Companies and Real Estate Investment Trusts (“REITs”)   Investing in real estate companies and REITs may subject an Underlying Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.

Sovereign Debt   These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio’s Class I shares’ performance from year to year, and the table compares the Portfolio’s Class I shares’ performance to the performance of a broad-based securities market index/indices for the same period. The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio’s past performance is no guarantee of future results.

Calendar Year Total Returns
(as of December 31 of each year)

Best quarter: 3rd, 2009, 10.64% and Worst quarter: 3rd, 2011, (7.05)%

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs (or since inception)	10 Yrs	Inception Date
Class I	%	10.50	3.96	N/A	03/10/08
S&P Target Date 2015 Index[1]	%	10.60	4.31[2]	N/A	—

1	The index returns do not reflect deductions for fees, expenses, or taxes.

2	Reflects index performance since the date closest to the Class’ inception for which data is available.

PORTFOLIO MANAGEMENT

On March 18, 2013, shareholders of the Portfolio were sent a proxy statement, which asked shareholders to approve the appointment of ING Investment Management Co., LLC as the Sub-Adviser to the Portfolio. If shareholders approve this proposal, ING Investment Management Co., LLC will become the Sub-Adviser to the Portfolio; however, the individuals listed as members of the Investment Committee will continue to be responsible for the day-to-day management of the Portfolio. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Portfolio’s website at www.INGFunds.com/vp/literature.

Investment Adviser
Directed Services LLC

Investment Committee
Heather Hackett, CFA	Halvard Kvaale, CIMA
Committee Member (since 08/09)	Committee Member (since 08/12)
Paul Zemsky, CFA
Committee Member (since 03/08)

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may

10	ING Index Solution 2015 Portfolio

apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

ING Index Solution 2015 Portfolio	11

ING Index Solution 2020 Portfolio

INVESTMENT OBJECTIVE

Until the day prior to its Target Date (defined below), the Portfolio seeks to provide total return consistent with an asset allocation targeted at retirement in approximately 2020. On the Target Date, the Portfolio’s investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

FEES AND EXPENSES OF THE PORTFOLIO

The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class	I
Management Fee[2]	0.14%
Distribution and/or Shareholder Services (12b-1) Fees	None
Administrative Services Fee	0.10%
Other Expenses	57.78%
Acquired Fund Fees and Expenses	0.40%
Total Annual Portfolio Operating Expenses[3]	58.42%
Waivers and Reimbursements[4]	(57.91)%
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	0.51%

1	The expense ratio has been adjusted to reflect current contractual rates.

2	Effective April 30, 2013, the Portfolio’s Management Fee structure was changed to a “bifurcated fee” structure as follows: an annual rate of 0.10% of the Portfolio’s average daily net assets invested in Underlying Funds within the ING Funds complex, and 0.30% of the Portfolio’s average daily net assets invested in direct investments, which include, but are not limited to, exchange-traded funds, securities issued by non-investment company issuers, such as operating companies, and derivative instruments. The Management Fee reflected in the table is calculated based on an estimated investment of 20% of the Portfolio’s assets in direct investments.

3	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

4	The adviser is contractually obligated to limit expenses to 0.51% of Class I shares through at least May 1, 2018; the obligation does not extend to interest, taxes, brokerage commissions, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years.

Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
I	$52	164	285	10,050

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-, three-, and five-year periods and the first five years of the ten-year period.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Example, affect the Portfolio’s performance.

During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 61% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in a combination of Underlying Funds which are passively managed index funds. The Portfolio will provide shareholders with at least 60 days’ prior written notice of any change in this investment policy. The Underlying Funds invest in U.S. stocks, international stocks, U.S. bonds, and other debt instruments and the Portfolio uses an asset allocation strategy designed for investors expecting to retire around the year 2020. The Portfolio’s current approximate target investment allocations (expressed as a percentage of its net assets) among the Underlying Funds are as follows: 55% in equity securities; and 45% in debt instruments. As these are Target Allocations, the actual allocations of the Portfolio’s assets may deviate from the percentages shown.

The Target Allocations are measured with reference to the primary investment strategies of the Underlying Funds; actual exposure to debt instruments and equity securities will vary from the Target Allocations if an Underlying Fund is not substantially invested in accordance with its primary investment strategy. The Portfolio may periodically deviate from the Target Allocations based on an assessment of the current market conditions or other factors.

12	ING Index Solution 2020 Portfolio

Generally, the deviations fall within the range of +/- 10% relative to the current Target Allocations. The sub-adviser (“Sub-Adviser”) may determine, in light of market conditions or other factors, to deviate by a wider margin in order to protect the Portfolio, achieve its investment objective, or to take advantage of particular opportunities.

The Underlying Funds provide exposure to a wide range of traditional asset classes which include stocks, bonds and cash.

Equity securities in which the Underlying Funds invest include, but are not limited to, domestic and international large-, mid-, and small-capitalization stocks (may be growth oriented, value oriented or a blend); and emerging market securities.

Debt instruments in which the Underlying Funds invest include, but are not limited to, domestic and international intermediate-, long-, and short-term bonds; and high-yield bonds commonly referred to as “junk-bonds.”

The Portfolio may also invest in derivatives, including futures, and swaps (including interest rate swaps, total return swaps, and credit default swaps), to make tactical allocations, as a substitute for a taking a position in the underlying asset, minimize risk, and assist in managing cash.

The Portfolio may invest up to 20% of its total assets in exchange-traded funds.

The Portfolio may also allocate in the future to the following non-traditional asset classes (also known as alternative strategies) which include but are not limited to: domestic and international real estate stocks, including real estate investment trusts; natural resource/commodity securities; treasury inflation protected securities and floating rate loans. There can be no assurance that these allocations will occur.

The Portfolio is designed primarily for long-term investors in tax-advantaged accounts. The Portfolio is structured and managed around a specific target retirement or financial goal date 2020 (“Target Date”). The Target Date is the approximate year that an investor in the Portfolio would plan to make withdrawals from the Portfolio for retirement or other financial goals. The chart below shows the glide path and illustrates how the equity securities and debt instruments allocations will change over time. Generally, the Portfolio’s glide path will transition to the target asset allocations illustrated below on an annual basis and become more conservative as the Portfolio approaches the Target Date. As the Portfolio approaches its Target Date in 2020, the Portfolio’s Target Allocation is anticipated to be the same as that of ING Index Solution Income Portfolio, which is equal to approximately 35% equity securities and 65% debt instruments.

As the Portfolio’s Target Allocation migrates toward that of ING Index Solution Income Portfolio by the Target Date, it is anticipated that the Portfolio would be merged with and into the ING Index Solution Income Portfolio. The ING Index Solution Income Portfolio is for those investors who are retired, nearing retirement or in need of making withdrawals from their portfolio soon.

In summary, the Portfolio is designed for an investor who plans to withdraw the value of the investor’s investments in the Portfolio gradually on or after the Target Date. The mix of investments in the Portfolio’s Target Allocation will change over time and seek to reduce investment risk as the Portfolio approaches its Target Date.

The Portfolio will be rebalanced periodically to return to the Target Allocation. The Target Allocation may be changed at any time by the Sub-Adviser.

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio, even near, at, or after the Target Date. There is no guarantee that the Portfolio will provide adequate income at and through your retirement or for any of your financial goals. The value of your investment in the Portfolio changes with the values of the Underlying Funds and their investments. Any of the following risks, among others, could affect the Portfolio’s or an Underlying Fund’s performance or cause the Portfolio or an Underlying Fund to lose money or to underperform market averages of other funds.

Asset Allocation   Assets will be allocated among Underlying Funds and markets based on judgments by the Adviser. There is a risk that the Portfolio may allocate assets to an Underlying Fund or asset class that underperforms other funds or asset classes.

Call   During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, an Underlying Fund would experience a decline in income.

Commodities   The operations and financial performance of companies in natural resources industries may be directly affected by commodity prices. This risk is exacerbated for those natural resources companies that own the underlying commodity.

ING Index Solution 2020 Portfolio	13

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Credit   Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Credit Default Swaps   The Portfolio or an Underlying Fund may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the Portfolio or an Underlying Fund pays a fee to protect against the risk that a security held by the Portfolio or the Underlying Fund will default. As a seller of the swap, the Portfolio or an Underlying Fund receives payment(s) in return for its obligation to pay the counterparty the full national value of the security in the event of a default of the security issuer. As a seller of a swap, the Portfolio or an Underlying Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio or an Underlying Fund would be subject to investment exposure on the notional value of the swap. Credit default swaps are largely unregulated and susceptible to liquidity, credit, and counterparty risks.

Currency   To the extent that an Underlying Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio or an Underlying Fund and reduce its returns. Derivatives may not perform as expected, so the Portfolio or an Underlying Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio or an Underlying Fund to the risk of improper valuation.

Floating Rate Loans   The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans and many floating rate loans are subject to restrictions on resale.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Underlying Funds experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Foreign investment risks may be greater in developing and emerging markets than in developed markets. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

High-Yield Securities   Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Index Strategy   The index selected may underperform the overall market and an Underlying Fund might fail to track its target index. The correlation between an Underlying Fund and index performance may be affected by the Underlying Fund’s expenses and the timing of purchases and redemptions of the Underlying Fund’s shares. An Underlying Fund’s actual holdings might not match the Index and the Underlying Fund’s effective exposure to index securities at any given time may not equal 100%.

Inflation-Indexed Bonds   If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Interest Rate   With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase an Underlying Fund’s exposure to risks associated with rising interest rates.

Liquidity   If a security is illiquid, an Underlying Fund might be unable to sell the security at a time when the manager might wish to sell, and the security could have the effect of decreasing the overall level of an Underlying Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount an Underlying Fund could realize upon disposition. An Underlying Fund may make investments that become less liquid in response

14	ING Index Solution 2020 Portfolio

to market developments or adverse investor perception. An Underlying Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to an Underlying Fund.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which the Underlying Funds invest. Rather, the market could favor securities to which the Underlying Funds are not exposed or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Underlying Funds costs and impair the ability of the Underlying Funds to achieve its investment objectives.

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio or an Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio and a proportionate share of the expenses of each Underlying Fund.

Real Estate Companies and Real Estate Investment Trusts (“REITs”)   Investing in real estate companies and REITs may subject an Underlying Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.

Sovereign Debt   These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the Portfolio’s Class I shares’ performance for the first full calendar year of operations, and the table compares the Portfolio’s Class I shares’ performance to the performance of a broad-based securities market index/indices for the same period. The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio’s past performance is no guarantee of future results.

Calendar Year Total Returns
(as of December 31)

Best quarter: 1st, 2012, 7.43% and Worst quarter: 2nd, 2012, (1.73)%

ING Index Solution 2020 Portfolio	15

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs (or since inception)	10 Yrs	Inception Date
Class I	%	11.69	16.04	N/A	10/03/11
S&P Target Date 2020 Index[1]	%	11.76	17.47	N/A	—

1	The index returns do not reflect deductions for fees, expenses, or taxes.

PORTFOLIO MANAGEMENT

Investment Adviser	Sub-Adviser
Directed Services LLC	ING Investment Management Co. LLC

Portfolio Managers
Heather Hackett, CFA	Halvard Kvaale,CIMA
Portfolio Manager (since 09/11)	Portfolio Manager (since 08/12)
Paul Zemsky, CFA
Portfolio Manager (since 09/11)

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

16	ING Index Solution 2020 Portfolio

ING Index Solution 2025 Portfolio

INVESTMENT OBJECTIVE

Until the day prior to its Target Date (defined below), the Portfolio seeks to provide total return consistent with an asset allocation targeted at retirement in approximately 2025. On the Target Date, the Portfolio’s investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

FEES AND EXPENSES OF THE PORTFOLIO

The tables describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The tables do not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

On March 18, 2013, shareholders of the Portfolio were sent a proxy statement, which asked shareholders to approve a new fee structure (the “Amended Fee Structure”), which would modify the fees payable to the Adviser. Under the proposed Amended Fee Structure, the current Management Fee rate would continue to be charged with respect to assets invested in underlying funds in the ING Fund Complex (“Underlying Funds”), but a higher Management Fee rate would be charged on assets invested in other types of securities.

If the Amended Fee Structure is approved by shareholders, the fees you would pay if you buy and hold shares of the Portfolio will change. The current fee structure is reflected in Fee Table A below. The Amended Fee Structure is reflected below in Fee Table B. Similarly, if the Amended Fee Structure is approved, the expenses you pay as a shareholder of the Portfolio may change. An example intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds is also included below. Expense Example Table A shows an example based on the current fee structure. Expense Example Table B shows an example based on the Amended Fee Structure.

There is no guarantee that shareholders will approve the Amended Fee Structure, in which case the Portfolio will continue to operate under the current fee structure. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Portfolio’s website at www.INGFunds.com/vp/literature.

Fee Table A - Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class	I
Management Fee	0.10%
Distribution and/or Shareholder Services (12b-1) Fees	None
Administrative Services Fee	0.10%
Other Expenses	0.03%
Acquired Fund Fees and Expenses	0.40%
Total Annual Portfolio Operating Expenses[2]	0.63%
Waivers and Reimbursements[3]	(0.11)%
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	0.52%

1	The expense ratio has been adjusted to reflect current fees.

2	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

3	The adviser is contractually obligated to limit expenses to 0.12% of Class I shares through May 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years.

Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Example Table A

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
I	$53	191	340	776

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.

Fee Table B - Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class	I
Management Fee[2]	0.14%
Distribution and/or Shareholder Services (12b-1) Fees	None
Administrative Services Fee	0.10%
Other Expenses	0.03%
Acquired Fund Fees and Expenses	0.40%
Total Annual Portfolio Operating Expenses[3]	0.67%
Waivers and Reimbursements[4]	(0.16)%

ING Index Solution 2025 Portfolio	17

Class	I
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	0.51%

1	The expense ratio has been adjusted to reflect current contractual rates.

2	Pending shareholder approval, the Portfolio’s Management Fee structure was changed to a “bifurcated fee” structure as follows: an annual rate of 0.10% of the Portfolio’s average daily net assets invested in Underlying Funds within the ING Funds complex, and 0.30% of the Portfolio’s average daily net assets invested in direct investments, which include, but are not limited to, exchange-traded funds, securities issued by non-investment company issuers, such as operating companies, and derivative instruments. The Management Fee reflected in the table is calculated based on an estimated investment of 20% of the Portfolio’s assets in direct investments.

3	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

4	The adviser is contractually obligated to limit expenses to 0.51% of Class I shares through at least May 1, 2018; the obligation does not extend to interest, taxes, brokerage commissions, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years.

Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Example Table B

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
I	$52	164	285	750

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-, three-, and five-year periods and the first five years of the ten-year period.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Example, affect the Portfolio’s performance.

During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 39% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in a combination of Underlying Funds which are passively managed index funds. The Portfolio will provide shareholders with at least 60 days’ prior written notice of any change in this investment policy. The Underlying Funds invest in U.S. stocks, international stocks, U.S. bonds, and other debt instruments and the Portfolio uses an asset allocation strategy designed for investors expecting to retire around the year 2025. The Portfolio’s current approximate target investment allocations (expressed as a percentage of its net assets) among the Underlying Funds are as follows: 66% in equity securities; and 34% in debt instruments. As these are Target Allocations, the actual allocations of the Portfolio’s assets may deviate from the percentages shown.

The Target Allocations are measured with reference to the primary investment strategies of the Underlying Funds; actual exposure to debt instruments and equity securities will vary from the Target Allocations if an Underlying Fund is not substantially invested in accordance with its primary investment strategy. The Portfolio may periodically deviate from the Target Allocations based on an assessment of the current market conditions or other factors. Generally, the deviations fall within the range of +/- 10% relative to the current Target Allocations. The Portfolio may, in light of market conditions or other factors, deviate by a wider margin in order to protect the Portfolio, achieve its investment objective, or to take advantage of particular opportunities.

The Underlying Funds provide exposure to a wide range of traditional asset classes which include stocks, bonds and cash.

Equity securities in which the Underlying Funds invest include, but are not limited to, domestic and international large-, mid-, and small-capitalization stocks (may be growth oriented, value oriented or a blend); and emerging market securities.

Debt instruments in which the Underlying Funds invest include, but are not limited to, domestic and international intermediate-, long-, and short-term bonds; and high-yield bonds commonly referred to as “junk-bonds.”

The Portfolio may also invest in derivatives, including futures, and swaps (including interest rate swaps, total return swaps, and credit default swaps), to make tactical allocations, as a substitute for a taking a position in the underlying asset, minimize risk, and assist in managing cash.

The Portfolio may invest up to 20% of its total assets in exchange-traded funds.

The Portfolio may also allocate in the future to the following non-traditional asset classes (also known as alternative strategies) which include but are not limited to: domestic and international real estate stocks, including real estate investment trusts; natural resource/commodity securities; treasury inflation protected securities and floating rate loans. There can be no assurance that these allocations will occur.

The Portfolio is designed primarily for long-term investors in tax-advantaged accounts. The Portfolio is structured and managed around a specific target retirement or financial goal date 2025 (“Target Date”). The Target Date is the approximate year that an investor in the Portfolio would plan to make withdrawals from the Portfolio for retirement or other financial goals. The chart below shows the glide path and illustrates how the equity

18	ING Index Solution 2025 Portfolio

securities and debt instruments allocations will change over time. Generally, the Portfolio’s glide path will transition to the target asset allocations illustrated below on an annual basis and become more conservative as the Portfolio approaches the Target Date. As the Portfolio approaches its Target Date in 2025, the Portfolio’s Target Allocation is anticipated to be the same as that of ING Index Solution Income Portfolio, which is equal to approximately 35% equity securities and 65% debt instruments.

As the Portfolio’s Target Allocation migrates toward that of ING Index Solution Income Portfolio by the Target Date, it is anticipated that the Portfolio would be merged with and into the ING Index Solution Income Portfolio. The ING Index Solution Income Portfolio is for those investors who are retired, nearing retirement or in need of making withdrawals from their portfolio soon.

In summary, the Portfolio is designed for an investor who plans to withdraw the value of the investor’s investments in the Portfolio gradually on or after the Target Date. The mix of investments in the Portfolio’s Target Allocation will change over time and seek to reduce investment risk as the Portfolio approaches its Target Date.

The Portfolio will be rebalanced periodically to return to the Target Allocation. The Target Allocation may be changed at any time by the Sub-Adviser.

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio, even near, at, or after the Target Date. There is no guarantee that the Portfolio will provide adequate income at and through your retirement or for any of your financial goals. The value of your investment in the Portfolio changes with the values of the Underlying Funds and their investments. Any of the following risks, among others, could affect the Portfolio’s or an Underlying Fund’s performance or cause the Portfolio or an Underlying Fund to lose money or to underperform market averages of other funds.

Asset Allocation   Assets will be allocated among Underlying Funds and markets based on judgments by the Adviser. There is a risk that the Portfolio may allocate assets to an Underlying Fund or asset class that underperforms other funds or asset classes.

Call   During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, an Underlying Fund would experience a decline in income.

Commodities   The operations and financial performance of companies in natural resources industries may be directly affected by commodity prices. This risk is exacerbated for those natural resources companies that own the underlying commodity.

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Credit   Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Credit Default Swaps   The Portfolio or an Underlying Fund may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the Portfolio or an Underlying Fund pays a fee to protect against the risk that a security held by the Portfolio or the Underlying Fund will default. As a seller of the swap, the Portfolio or an Underlying Fund receives payment(s) in return for its obligation to pay the counterparty the full national value of the security in the event of a default of the security issuer. As a seller of a swap, the Portfolio or an Underlying Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio or an Underlying Fund would be subject to investment exposure on the notional value of the swap. Credit default swaps are largely unregulated and susceptible to liquidity, credit, and counterparty risks.

Currency   To the extent that an Underlying Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio or an Underlying Fund and reduce its returns. Derivatives may not perform as expected, so the Portfolio or an Underlying Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio or an Underlying Fund to the risk of improper valuation.

ING Index Solution 2025 Portfolio	19

Floating Rate Loans   The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans and many floating rate loans are subject to restrictions on resale.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Underlying Funds experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Foreign investment risks may be greater in developing and emerging markets than in developed markets. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

High-Yield Securities   Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Index Strategy   The index selected may underperform the overall market and an Underlying Fund might fail to track its target index. The correlation between an Underlying Fund and index performance may be affected by the Underlying Fund’s expenses and the timing of purchases and redemptions of the Underlying Fund’s shares. An Underlying Fund’s actual holdings might not match the Index and the Underlying Fund’s effective exposure to index securities at any given time may not equal 100%.

Inflation-Indexed Bonds   If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Interest Rate   With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase an Underlying Fund’s exposure to risks associated with rising interest rates.

Liquidity   If a security is illiquid, an Underlying Fund might be unable to sell the security at a time when the manager might wish to sell, and the security could have the effect of decreasing the overall level of an Underlying Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount an Underlying Fund could realize upon disposition. An Underlying Fund may make investments that become less liquid in response to market developments or adverse investor perception. An Underlying Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to an Underlying Fund.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which the Underlying Funds invest. Rather, the market could favor securities to which the Underlying Funds are not exposed or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Underlying Funds costs and impair the ability of the Underlying Funds to achieve its investment objectives.

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio or an Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio and a proportionate share of the expenses of each Underlying Fund.

20	ING Index Solution 2025 Portfolio

Real Estate Companies and Real Estate Investment Trusts (“REITs”)   Investing in real estate companies and REITs may subject an Underlying Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.

Sovereign Debt   These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio’s Class I shares’ performance from year to year, and the table compares the Portfolio’s Class I shares’ performance to the performance of a broad-based securities market index/indices for the same period. The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio’s past performance is no guarantee of future results.

Calendar Year Total Returns
(as of December 31 of each year)

Best quarter: 2nd, 2009, 13.82% and Worst quarter: 3rd, 2011, (11.84)%

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs (or since inception)	10 Yrs	Inception Date
Class I	%	13.26	3.63	N/A	03/10/08
S&P Target Date 2025 Index[1]	%	12.79	4.08[2]	N/A	—

1	The index returns do not reflect deductions for fees, expenses, or taxes.

2	Reflects index performance since the date closest to the Class’ inception for which data is available.

PORTFOLIO MANAGEMENT

On March 18, 2013, shareholders of the Portfolio were sent a proxy statement, which asked shareholders to approve the appointment of ING Investment Management Co., LLC as the Sub-Adviser to the Portfolio. If shareholders approve this proposal, ING Investment Management Co., LLC will become the Sub-Adviser to the Portfolio; however, the individuals listed as members of the Investment Committee will continue to be responsible for the day-to-day management of the Portfolio. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Portfolio’s website at www.INGFunds.com/vp/literature.

Investment Adviser
Directed Services LLC

Investment Committee
Heather Hackett, CFA	Halvard Kvaale, CIMA
Committee Member (since 08/09)	Committee Member (since 08/12)
Paul Zemsky, CFA
Committee Member (since 03/08)

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may

ING Index Solution 2025 Portfolio	21

apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

22	ING Index Solution 2025 Portfolio

ING Index Solution 2030 Portfolio

INVESTMENT OBJECTIVE

Until the day prior to its Target Date (defined below), the Portfolio seeks to provide total return consistent with an asset allocation targeted at retirement in approximately 2030. On the Target Date, the Portfolio’s investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

FEES AND EXPENSES OF THE PORTFOLIO

The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class	I
Management Fee[2]	0.14%
Distribution and/or Shareholder Services (12b-1) Fees	None
Administrative Services Fee	0.10%
Other Expenses	42.40%
Acquired Fund Fees and Expenses	0.39%
Total Annual Portfolio Operating Expenses[3]	43.03%
Waivers and Reimbursements[4]	(42.52)%
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	0.51%

1	The expense ratio has been adjusted to reflect current contractual rates.

2	Effective April 30, 2013, the Portfolio’s Management Fee structure was changed to a “bifurcated fee” structure as follows: an annual rate of 0.10% of the Portfolio’s average daily net assets invested in Underlying Funds within the ING Funds complex, and 0.30% of the Portfolio’s average daily net assets invested in direct investments, which include, but are not limited to, exchange-traded funds, securities issued by non-investment company issuers, such as operating companies, and derivative instruments. The Management Fee reflected in the table is calculated based on an estimated investment of 20% of the Portfolio’s assets in direct investments.

3	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

4	The adviser is contractually obligated to limit expenses to 0.51% of Class I shares through at least May 1, 2018; the obligation does not extend to interest, taxes, brokerage commissions, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years.

Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
I	$52	164	285	10,656

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-, three-, and five-year periods and the first five years of the ten-year period.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Example, affect the Portfolio’s performance.

During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 51% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in a combination of Underlying Funds which are passively managed index funds. The Portfolio will provide shareholders with at least 60 days’ prior written notice of any change in this investment policy. The Underlying Funds invest in U.S. stocks, international stocks, U.S. bonds, and other debt instruments and the Portfolio uses an asset allocation strategy designed for investors expecting to retire around the year 2030. The Portfolio’s current approximate target investment allocations (expressed as a percentage of its net assets) among the Underlying Funds are as follows: 75% in equity securities; and 25% in debt instruments. As these are Target Allocations, the actual allocations of the Portfolio’s assets may deviate from the percentages shown.

The Target Allocations are measured with reference to the primary investment strategies of the Underlying Funds; actual exposure to debt instruments and equity securities will vary from the Target Allocations if an Underlying Fund is not substantially invested in accordance with its primary investment strategy. The Portfolio may periodically deviate from the Target Allocations based on an assessment of the current market conditions or other factors.

ING Index Solution 2030 Portfolio	23

Generally, the deviations fall within the range of +/- 10% relative to the current Target Allocations. The sub-adviser (“Sub-Adviser”) may determine, in light of market conditions or other factors, to deviate by a wider margin in order to protect the Portfolio, achieve its investment objective, or to take advantage of particular opportunities.

The Underlying Funds provide exposure to a wide range of traditional asset classes which include stocks, bonds and cash.

Equity securities in which the Underlying Funds invest include, but are not limited to, domestic and international large-, mid-, and small-capitalization stocks (may be growth oriented, value oriented or a blend); and emerging market securities.

Debt instruments in which the Underlying Funds invest include, but are not limited to, domestic and international intermediate-, long-, and short-term bonds; and high-yield bonds commonly referred to as “junk-bonds.”

The Portfolio may also invest in derivatives, including futures, and swaps (including interest rate swaps, total return swaps, and credit default swaps), to make tactical allocations, as a substitute for a taking a position in the underlying asset, minimize risk, and assist in managing cash.

The Portfolio may invest up to 20% of its total assets in exchange-traded funds.

The Portfolio may also allocate in the future to the following non-traditional asset classes (also known as alternative strategies) which include but are not limited to: domestic and international real estate stocks, including real estate investment trusts; natural resource/commodity securities; treasury inflation protected securities and floating rate loans. There can be no assurance that these allocations will occur.

The Portfolio is designed primarily for long-term investors in tax-advantaged accounts. The Portfolio is structured and managed around a specific target retirement or financial goal date 2030 (“Target Date”). The Target Date is the approximate year that an investor in the Portfolio would plan to make withdrawals from the Portfolio for retirement or other financial goals. The chart below shows the glide path and illustrates how the equity securities and debt instruments allocations will change over time. Generally, the Portfolio’s glide path will transition to the target asset allocations illustrated below on an annual basis and become more conservative as the Portfolio approaches the Target Date. As the Portfolio approaches its Target Date in 2030, the Portfolio’s Target Allocation is anticipated to be the same as that of ING Index Solution Income Portfolio, which is equal to approximately 35% equity securities and 65% debt instruments.

As the Portfolio’s Target Allocation migrates toward that of ING Index Solution Income Portfolio by the Target Date, it is anticipated that the Portfolio would be merged with and into the ING Index Solution Income Portfolio. The ING Index Solution Income Portfolio is for those investors who are retired, nearing retirement or in need of making withdrawals from their portfolio soon.

In summary, the Portfolio is designed for an investor who plans to withdraw the value of the investor’s investments in the Portfolio gradually on or after the Target Date. The mix of investments in the Portfolio’s Target Allocation will change over time and seek to reduce investment risk as the Portfolio approaches its Target Date.

The Portfolio will be rebalanced periodically to return to the Target Allocation. The Target Allocation may be changed at any time by the Sub-Adviser.

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio, even near, at, or after the Target Date. There is no guarantee that the Portfolio will provide adequate income at and through your retirement or for any of your financial goals. The value of your investment in the Portfolio changes with the values of the Underlying Funds and their investments. Any of the following risks, among others, could affect the Portfolio’s or an Underlying Fund’s performance or cause the Portfolio or an Underlying Fund to lose money or to underperform market averages of other funds.

Asset Allocation   Assets will be allocated among Underlying Funds and markets based on judgments by the Adviser. There is a risk that the Portfolio may allocate assets to an Underlying Fund or asset class that underperforms other funds or asset classes.

Call   During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, an Underlying Fund would experience a decline in income.

Commodities   The operations and financial performance of companies in natural resources industries may be directly affected by commodity prices. This risk is exacerbated for those natural resources companies that own the underlying commodity.

24	ING Index Solution 2030 Portfolio

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Credit   Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Credit Default Swaps   The Portfolio or an Underlying Fund may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the Portfolio or an Underlying Fund pays a fee to protect against the risk that a security held by the Portfolio or the Underlying Fund will default. As a seller of the swap, the Portfolio or an Underlying Fund receives payment(s) in return for its obligation to pay the counterparty the full national value of the security in the event of a default of the security issuer. As a seller of a swap, the Portfolio or an Underlying Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio or an Underlying Fund would be subject to investment exposure on the notional value of the swap. Credit default swaps are largely unregulated and susceptible to liquidity, credit, and counterparty risks.

Currency   To the extent that an Underlying Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio or an Underlying Fund and reduce its returns. Derivatives may not perform as expected, so the Portfolio or an Underlying Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio or an Underlying Fund to the risk of improper valuation.

Floating Rate Loans   The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans and many floating rate loans are subject to restrictions on resale.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Underlying Funds experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Foreign investment risks may be greater in developing and emerging markets than in developed markets. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

High-Yield Securities   Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Index Strategy   The index selected may underperform the overall market and an Underlying Fund might fail to track its target index. The correlation between an Underlying Fund and index performance may be affected by the Underlying Fund’s expenses and the timing of purchases and redemptions of the Underlying Fund’s shares. An Underlying Fund’s actual holdings might not match the Index and the Underlying Fund’s effective exposure to index securities at any given time may not equal 100%.

Inflation-Indexed Bonds   If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Interest Rate   With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase an Underlying Fund’s exposure to risks associated with rising interest rates.

Liquidity   If a security is illiquid, an Underlying Fund might be unable to sell the security at a time when the manager might wish to sell, and the security could have the effect of decreasing the overall level of an Underlying Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount an Underlying Fund could realize upon disposition. An Underlying Fund may make investments that become less liquid in response

ING Index Solution 2030 Portfolio	25

to market developments or adverse investor perception. An Underlying Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to an Underlying Fund.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which the Underlying Funds invest. Rather, the market could favor securities to which the Underlying Funds are not exposed or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Underlying Funds costs and impair the ability of the Underlying Funds to achieve its investment objectives.

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio or an Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio and a proportionate share of the expenses of each Underlying Fund.

Real Estate Companies and Real Estate Investment Trusts (“REITs”)   Investing in real estate companies and REITs may subject an Underlying Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.

Sovereign Debt   These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the Portfolio’s Class I shares’ performance for the first full calendar year of operations, and the table compares the Portfolio’s Class I shares’ performance to the performance of a broad-based securities market index/indices for the same period. The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio’s past performance is no guarantee of future results.

Calendar Year Total Returns
(as of December 31)

Best quarter: 1st, 2012, 9.81% and Worst quarter: 2nd, 2012, (3.23)%

26	ING Index Solution 2030 Portfolio

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs (or since inception)	10 Yrs	Inception Date
Class I	%	14.55	20.54	N/A	10/03/11
S&P Target Date 2030 Index[1]	%	13.71	20.83	N/A	—

1	The index returns do not reflect deductions for fees, expenses, or taxes.

PORTFOLIO MANAGEMENT

Investment Adviser	Sub-Adviser
Directed Services LLC	ING Investment Management Co. LLC

Portfolio Managers
Heather Hackett, CFA	Halvard Kvaale,CIMA
Portfolio Manager (since 09/11)	Portfolio Manager (since 08/12)
Paul Zemsky, CFA
Portfolio Manager (since 09/11)

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

ING Index Solution 2030 Portfolio	27

ING Index Solution 2035 Portfolio

INVESTMENT OBJECTIVE

Until the day prior to its Target Date (defined below), the Portfolio seeks to provide total return consistent with an asset allocation targeted at retirement in approximately 2035. On the Target Date, the Portfolio’s investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

FEES AND EXPENSES OF THE PORTFOLIO

The tables describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The tables do not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

On March 18, 2013, shareholders of the Portfolio were sent a proxy statement, which asked shareholders to approve a new fee structure (the “Amended Fee Structure”), which would modify the fees payable to the Adviser. Under the proposed Amended Fee Structure, the current Management Fee rate would continue to be charged with respect to assets invested in underlying funds in the ING Fund Complex (“Underlying Funds”), but a higher Management Fee rate would be charged on assets invested in other types of securities.

If the Amended Fee Structure is approved by shareholders, the fees you would pay if you buy and hold shares of the Portfolio will change. The current fee structure is reflected in Fee Table A below. The Amended Fee Structure is reflected below in Fee Table B. Similarly, if the Amended Fee Structure is approved, the expenses you pay as a shareholder of the Portfolio may change. An example intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds is also included below. Expense Example Table A shows an example based on the current fee structure. Expense Example Table B shows an example based on the Amended Fee Structure.

There is no guarantee that shareholders will approve the Amended Fee Structure, in which case the Portfolio will continue to operate under the current fee structure. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Portfolio’s website at www.INGFunds.com/vp/literature.

Fee Table A - Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class	I
Management Fee	0.10%
Distribution and/or Shareholder Services (12b-1) Fees	None
Administrative Services Fee	0.10%
Other Expenses	0.03%
Acquired Fund Fees and Expenses	0.40%
Total Annual Portfolio Operating Expenses[2]	0.63%
Waivers and Reimbursements[3]	(0.11)%
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	0.52%

1	The expense ratio has been adjusted to reflect current fees.

2	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

3	The adviser is contractually obligated to limit expenses to 0.12% of Class I shares through May 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years.

Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Example Table A

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
I	$53	191	340	776

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.

Fee Table B - Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class	I
Management Fee[2]	0.14%
Distribution and/or Shareholder Services (12b-1) Fees	None
Administrative Services Fee	0.10%
Other Expenses	0.03%
Acquired Fund Fees and Expenses	0.40%
Total Annual Portfolio Operating Expenses[3]	0.67%
Waivers and Reimbursements[4]	(0.16)%

28	ING Index Solution 2035 Portfolio

Class	I
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	0.51%

1	The expense ratio has been adjusted to reflect current contractual rates.

2	Pending shareholder approval, the Portfolio’s Management Fee structure was changed to a “bifurcated fee” structure as follows: an annual rate of 0.10% of the Portfolio’s average daily net assets invested in Underlying Funds within the ING Funds complex, and 0.30% of the Portfolio’s average daily net assets invested in direct investments, which include, but are not limited to, exchange-traded funds, securities issued by non-investment company issuers, such as operating companies, and derivative instruments. The Management Fee reflected in the table is calculated based on an estimated investment of 20% of the Portfolio’s assets in direct investments.

3	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

4	The adviser is contractually obligated to limit expenses to 0.51% of Class I shares through at least May 1, 2018; the obligation does not extend to interest, taxes, brokerage commissions, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years.

Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Example Table B

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
I	$52	164	285	750

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-, three-, and five-year periods and the first five years of the ten-year period.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Example, affect the Portfolio’s performance.

During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 34% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in a combination of Underlying Funds which are passively managed index funds. The Portfolio will provide shareholders with at least 60 days’ prior written notice of any change in this investment policy. The Underlying Funds invest in U.S. stocks, international stocks, U.S. bonds, and other debt instruments and the Portfolio uses an asset allocation strategy designed for investors expecting to retire around the year 2035. The Portfolio’s current approximate target investment allocations (expressed as a percentage of its net assets) among the Underlying Funds are as follows: 83% in equity securities; and 17% in debt instruments. As these are Target Allocations, the actual allocations of the Portfolio’s assets may deviate from the percentages shown.

The Target Allocations are measured with reference to the primary investment strategies of the Underlying Funds; actual exposure to debt instruments and equity securities will vary from the Target Allocations if an Underlying Fund is not substantially invested in accordance with its primary investment strategy. The Portfolio may periodically deviate from the Target Allocations based on an assessment of the current market conditions or other factors. Generally, the deviations fall within the range of +/- 10% relative to the current Target Allocations. The Portfolio may, in light of market conditions or other factors, deviate by a wider margin in order to protect the Portfolio, achieve its investment objective, or to take advantage of particular opportunities.

The Underlying Funds provide exposure to a wide range of traditional asset classes which include stocks, bonds and cash.

Equity securities in which the Underlying Funds invest include, but are not limited to, domestic and international large-, mid-, and small-capitalization stocks (may be growth oriented, value oriented or a blend); and emerging market securities.

Debt instruments in which the Underlying Funds invest include, but are not limited to, domestic and international intermediate-, long-, and short-term bonds; and high-yield bonds commonly referred to as “junk-bonds.”

The Portfolio may also invest in derivatives, including futures, and swaps (including interest rate swaps, total return swaps, and credit default swaps), to make tactical allocations, as a substitute for a taking a position in the underlying asset, minimize risk, and assist in managing cash.

The Portfolio may invest up to 20% of its total assets in exchange-traded funds.

The Portfolio may also allocate in the future to the following non-traditional asset classes (also known as alternative strategies) which include but are not limited to: domestic and international real estate stocks, including real estate investment trusts; natural resource/commodity securities; treasury inflation protected securities and floating rate loans. There can be no assurance that these allocations will occur.

The Portfolio is designed primarily for long-term investors in tax-advantaged accounts. The Portfolio is structured and managed around a specific target retirement or financial goal date 2035 (“Target Date”). The Target Date is the approximate year that an investor in the Portfolio would plan to make withdrawals from the Portfolio for retirement or other financial goals. The chart below shows the glide path and illustrates how the equity

ING Index Solution 2035 Portfolio	29

securities and debt instruments allocations will change over time. Generally, the Portfolio’s glide path will transition to the target asset allocations illustrated below on an annual basis and become more conservative as the Portfolio approaches the Target Date. As the Portfolio approaches its Target Date in 2035, the Portfolio’s Target Allocation is anticipated to be the same as that of ING Index Solution Income Portfolio, which is equal to approximately 35% equity securities and 65% debt instruments.

As the Portfolio’s Target Allocation migrates toward that of ING Index Solution Income Portfolio by the Target Date, it is anticipated that the Portfolio would be merged with and into the ING Index Solution Income Portfolio. The ING Index Solution Income Portfolio is for those investors who are retired, nearing retirement or in need of making withdrawals from their portfolio soon.
In summary, the Portfolio is designed for an investor who plans to withdraw the value of the investor’s investments in the Portfolio gradually on or after the Target Date. The mix of investments in the Portfolio’s Target Allocation will change over time and seek to reduce investment risk as the Portfolio approaches its Target Date.

The Portfolio will be rebalanced periodically to return to the Target Allocation. The Target Allocation may be changed at any time by the Sub-Adviser.

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio, even near, at, or after the Target Date. There is no guarantee that the Portfolio will provide adequate income at and through your retirement or for any of your financial goals. The value of your investment in the Portfolio changes with the values of the Underlying Funds and their investments. Any of the following risks, among others, could affect the Portfolio’s or an Underlying Fund’s performance or cause the Portfolio or an Underlying Fund to lose money or to underperform market averages of other funds.

Asset Allocation   Assets will be allocated among Underlying Funds and markets based on judgments by the Adviser. There is a risk that the Portfolio may allocate assets to an Underlying Fund or asset class that underperforms other funds or asset classes.

Call   During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, an Underlying Fund would experience a decline in income.

Commodities   The operations and financial performance of companies in natural resources industries may be directly affected by commodity prices. This risk is exacerbated for those natural resources companies that own the underlying commodity.

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Credit   Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Credit Default Swaps   The Portfolio or an Underlying Fund may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the Portfolio or an Underlying Fund pays a fee to protect against the risk that a security held by the Portfolio or the Underlying Fund will default. As a seller of the swap, the Portfolio or an Underlying Fund receives payment(s) in return for its obligation to pay the counterparty the full national value of the security in the event of a default of the security issuer. As a seller of a swap, the Portfolio or an Underlying Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio or an Underlying Fund would be subject to investment exposure on the notional value of the swap. Credit default swaps are largely unregulated and susceptible to liquidity, credit, and counterparty risks.

Currency   To the extent that an Underlying Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio or an Underlying Fund and reduce its returns. Derivatives may not perform as expected, so the Portfolio or an Underlying Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio or an Underlying Fund to the risk of improper valuation.

30	ING Index Solution 2035 Portfolio

Floating Rate Loans   The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans and many floating rate loans are subject to restrictions on resale.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Underlying Funds experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Foreign investment risks may be greater in developing and emerging markets than in developed markets. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

High-Yield Securities   Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Index Strategy   The index selected may underperform the overall market and an Underlying Fund might fail to track its target index. The correlation between an Underlying Fund and index performance may be affected by the Underlying Fund’s expenses and the timing of purchases and redemptions of the Underlying Fund’s shares. An Underlying Fund’s actual holdings might not match the Index and the Underlying Fund’s effective exposure to index securities at any given time may not equal 100%.

Inflation-Indexed Bonds   If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Interest Rate   With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase an Underlying Fund’s exposure to risks associated with rising interest rates.

Liquidity   If a security is illiquid, an Underlying Fund might be unable to sell the security at a time when the manager might wish to sell, and the security could have the effect of decreasing the overall level of an Underlying Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount an Underlying Fund could realize upon disposition. An Underlying Fund may make investments that become less liquid in response to market developments or adverse investor perception. An Underlying Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to an Underlying Fund.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which the Underlying Funds invest. Rather, the market could favor securities to which the Underlying Funds are not exposed or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Underlying Funds costs and impair the ability of the Underlying Funds to achieve its investment objectives.

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio or an Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio and a proportionate share of the expenses of each Underlying Fund.

ING Index Solution 2035 Portfolio	31

Real Estate Companies and Real Estate Investment Trusts (“REITs”)   Investing in real estate companies and REITs may subject an Underlying Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.

Sovereign Debt   These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio’s Class I shares’ performance from year to year, and the table compares the Portfolio’s Class I shares’ performance to the performance of a broad-based securities market index/indices for the same period. The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio’s past performance is no guarantee of future results.

Calendar Year Total Returns
(as of December 31 of each year)

Best quarter: 2nd, 2009, 16.17% and Worst quarter: 3rd, 2011, (14.88)%

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs (or since inception)	10 Yrs	Inception Date
Class I	%	15.49	3.37	N/A	03/10/08
S&P Target Date 2035 Index[1]	%	14.41	3.61[2]	N/A	—

1	The index returns do not reflect deductions for fees, expenses, or taxes.

2	Reflects index performance since the date closest to the Class’ inception for which data is available.

PORTFOLIO MANAGEMENT

On March 18, 2013, shareholders of the Portfolio were sent a proxy statement, which asked shareholders to approve the appointment of ING Investment Management Co., LLC as the Sub-Adviser to the Portfolio. If shareholders approve this proposal, ING Investment Management Co., LLC will become the Sub-Adviser to the Portfolio; however, the individuals listed as members of the Investment Committee will continue to be responsible for the day-to-day management of the Portfolio. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Portfolio’s website at www.INGFunds.com/vp/literature.

Investment Adviser
Directed Services LLC

Investment Committee
Heather Hackett, CFA	Halvard Kvaale, CIMA
Committee Member (since 08/09)	Committee Member (since 08/12)
Paul Zemsky, CFA
Committee Member (since 03/08)

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may

32	ING Index Solution 2035 Portfolio

apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

ING Index Solution 2035 Portfolio	33

ING Index Solution 2040 Portfolio

INVESTMENT OBJECTIVE

Until the day prior to its Target Date (defined below), the Portfolio seeks to provide total return consistent with an asset allocation targeted at retirement in approximately 2040. On the Target Date, the Portfolio’s investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

FEES AND EXPENSES OF THE PORTFOLIO

The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class	I
Management Fee[2]	0.14%
Distribution and/or Shareholder Services (12b-1) Fees	None
Administrative Services Fee	0.10%
Other Expenses	53.85%
Acquired Fund Fees and Expenses	0.38%
Total Annual Portfolio Operating Expenses[3]	54.47%
Waivers and Reimbursements[4]	(53.97)%
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	0.50%

1	The expense ratio has been adjusted to reflect current contractual rates.

2	Effective April 30, 2013, the Portfolio’s Management Fee structure was changed to a “bifurcated fee” structure as follows: an annual rate of 0.10% of the Portfolio’s average daily net assets invested in Underlying Funds within the ING Funds complex, and 0.30% of the Portfolio’s average daily net assets invested in direct investments, which include, but are not limited to, exchange-traded funds, securities issued by non-investment company issuers, such as operating companies, and derivative instruments. The Management Fee reflected in the table is calculated based on an estimated investment of 20% of the Portfolio’s assets in direct investments.

3	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

4	The adviser is contractually obligated to limit expenses to 0.50% of Class I shares through at least May 1, 2018; the obligation does not extend to interest, taxes, brokerage commissions, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years.

Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
I	$51	160	280	10,267

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-, three-, and five-year periods and the first five years of the ten-year period.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Example, affect the Portfolio’s performance.

During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 44% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in a combination of Underlying Funds which are passively managed index funds. The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. The Underlying Funds invest in U.S. stocks, international stocks, U.S. bonds, and other debt instruments and the Portfolio uses an asset allocation strategy designed for investors expecting to retire around the year 2040. The Portfolio’s current approximate target investment allocations (expressed as a percentage of its net assets) among the Underlying Funds are as follows: 91% in equity securities; and 9% in debt instruments. As these are Target Allocations, the actual allocations of the Portfolio’s assets may deviate from the percentages shown.

The Target Allocations are measured with reference to the primary investment strategies of the Underlying Funds; actual exposure to debt instruments and equity securities will vary from the Target Allocations if an Underlying Fund is not substantially invested in accordance with its primary investment strategy. The Portfolio may periodically deviate from the Target Allocations based on an assessment of the current market conditions or other factors.

34	ING Index Solution 2040 Portfolio

Generally, the deviations fall within the range of +/- 10% relative to the current Target Allocations. The sub-adviser (“Sub-Adviser”) may determine, in light of market conditions or other factors, to deviate by a wider margin in order to protect the Portfolio, achieve its investment objective, or to take advantage of particular opportunities.

The Underlying Funds provide exposure to a wide range of traditional asset classes which include stocks, bonds and cash.

Equity securities in which the Underlying Funds invest include, but are not limited to, domestic and international large-, mid-, and small-capitalization stocks (may be growth oriented, value oriented or a blend); and emerging market securities.

Debt instruments in which the Underlying Funds invest include, but are not limited to, domestic and international intermediate-, long-, and short-term bonds; and high-yield bonds commonly referred to as “junk-bonds.”

The Portfolio may also invest in derivatives, including futures, and swaps (including interest rate swaps, total return swaps, and credit default swaps), to make tactical allocations, as a substitute for a taking a position in the underlying asset, minimize risk, and assist in managing cash.

The Portfolio may invest up to 20% of its total assets in exchange-traded funds.

The Portfolio may also allocate in the future to the following non-traditional asset classes (also known as alternative strategies) which include but are not limited to: domestic and international real estate stocks, including real estate investment trusts; natural resource/commodity securities; treasury inflation protected securities and floating rate loans. There can be no assurance that these allocations will occur.

The Portfolio is designed primarily for long-term investors in tax-advantaged accounts. The Portfolio is structured and managed around a specific target retirement or financial goal date 2040 (“Target Date”). The Target Date is the approximate year that an investor in the Portfolio would plan to make withdrawals from the Portfolio for retirement or other financial goals. The chart below shows the glide path and illustrates how the equity securities and debt instruments allocations will change over time. Generally, the Portfolio’s glide path will transition to the target asset allocations illustrated below on an annual basis and become more conservative as the Portfolio approaches the Target Date. As the Portfolio approaches its Target Date in 2040, the Portfolio’s Target Allocation is anticipated to be the same as that of ING Index Solution Income Portfolio, which is equal to approximately 35% equity securities and 65% debt instruments.

As the Portfolio’s Target Allocation migrates toward that of ING Index Solution Income Portfolio by the Target Date, it is anticipated that the Portfolio would be merged with and into the ING Index Solution Income Portfolio. The ING Index Solution Income Portfolio is for those investors who are retired, nearing retirement or in need of making withdrawals from their portfolio soon.

In summary, the Portfolio is designed for an investor who plans to withdraw the value of the investor’s investments in the Portfolio gradually on or after the Target Date. The mix of investments in the Portfolio’s Target Allocation will change over time and seek to reduce investment risk as the Portfolio approaches its Target Date.

The Portfolio will be rebalanced periodically to return to the Target Allocation. The Target Allocation may be changed at any time by the Sub-Adviser.

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio, even near, at, or after the Target Date. There is no guarantee that the Portfolio will provide adequate income at and through your retirement or for any of your financial goals. The value of your investment in the Portfolio changes with the values of the Underlying Funds and their investments. Any of the following risks, among others, could affect the Portfolio’s or an Underlying Fund’s performance or cause the Portfolio or an Underlying Fund to lose money or to underperform market averages of other funds.

Asset Allocation   Assets will be allocated among Underlying Funds and markets based on judgments by the Adviser. There is a risk that the Portfolio may allocate assets to an Underlying Fund or asset class that underperforms other funds or asset classes.

Call   During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, an Underlying Fund would experience a decline in income.

Commodities   The operations and financial performance of companies in natural resources industries may be directly affected by commodity prices. This risk is exacerbated for those natural resources companies that own the underlying commodity.

ING Index Solution 2040 Portfolio	35

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Credit   Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Credit Default Swaps   The Portfolio or an Underlying Fund may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the Portfolio or an Underlying Fund pays a fee to protect against the risk that a security held by the Portfolio or the Underlying Fund will default. As a seller of the swap, the Portfolio or an Underlying Fund receives payment(s) in return for its obligation to pay the counterparty the full national value of the security in the event of a default of the security issuer. As a seller of a swap, the Portfolio or an Underlying Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio or an Underlying Fund would be subject to investment exposure on the notional value of the swap. Credit default swaps are largely unregulated and susceptible to liquidity, credit, and counterparty risks.

Currency   To the extent that an Underlying Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio or an Underlying Fund and reduce its returns. Derivatives may not perform as expected, so the Portfolio or an Underlying Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio or an Underlying Fund to the risk of improper valuation.

Floating Rate Loans   The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans and many floating rate loans are subject to restrictions on resale.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Underlying Funds experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Foreign investment risks may be greater in developing and emerging markets than in developed markets. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

High-Yield Securities   Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Index Strategy   The index selected may underperform the overall market and an Underlying Fund might fail to track its target index. The correlation between an Underlying Fund and index performance may be affected by the Underlying Fund’s expenses and the timing of purchases and redemptions of the Underlying Fund’s shares. An Underlying Fund’s actual holdings might not match the Index and the Underlying Fund’s effective exposure to index securities at any given time may not equal 100%.

Inflation-Indexed Bonds   If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Interest Rate   With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase an Underlying Fund’s exposure to risks associated with rising interest rates.

Liquidity   If a security is illiquid, an Underlying Fund might be unable to sell the security at a time when the manager might wish to sell, and the security could have the effect of decreasing the overall level of an Underlying Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount an Underlying Fund could realize upon disposition. An Underlying Fund may make investments that become less liquid in response

36	ING Index Solution 2040 Portfolio

to market developments or adverse investor perception. An Underlying Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to an Underlying Fund.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which the Underlying Funds invest. Rather, the market could favor securities to which the Underlying Funds are not exposed or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Underlying Funds costs and impair the ability of the Underlying Funds to achieve its investment objectives.

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio or an Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio and a proportionate share of the expenses of each Underlying Fund.

Real Estate Companies and Real Estate Investment Trusts (“REITs”)   Investing in real estate companies and REITs may subject an Underlying Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.

Sovereign Debt   These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the Portfolio’s Class I shares’ performance for the first full calendar year of operations, and the table compares the Portfolio’s Class I shares’ performance to the performance of a broad-based securities market index/indices for the same period. The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio’s past performance is no guarantee of future results.

Calendar Year Total Returns
(as of December 31)

Best quarter: 1st, 2012, 11.53% and Worst quarter: 2nd, 2012, (4.09)%

ING Index Solution 2040 Portfolio	37

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs (or since inception)	10 Yrs	Inception Date
Class I	%	15.63	23.06	N/A	10/03/11
S&P Target Date 2040 Index[1]	%	14.98	22.84	N/A	—

1	The index returns do not reflect deductions for fees, expenses, or taxes.

PORTFOLIO MANAGEMENT

Investment Adviser	Sub-Adviser
Directed Services LLC	ING Investment Management Co. LLC

Portfolio Managers
Heather Hackett, CFA	Halvard Kvaale,CIMA
Portfolio Manager (since 09/11)	Portfolio Manager (since 08/12)
Paul Zemsky, CFA
Portfolio Manager (since 09/11)

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

38	ING Index Solution 2040 Portfolio

ING Index Solution 2045 Portfolio

INVESTMENT OBJECTIVE

Until the day prior to its Target Date (defined below), the Portfolio seeks to provide total return consistent with an asset allocation targeted at retirement in approximately 2045. On the Target Date, the Portfolio’s investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

FEES AND EXPENSES OF THE PORTFOLIO

The tables describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The tables do not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

On March 18, 2013, shareholders of the Portfolio were sent a proxy statement, which asked shareholders to approve a new fee structure (the “Amended Fee Structure”), which would modify the fees payable to the Adviser. Under the proposed Amended Fee Structure, the current Management Fee rate would continue to be charged with respect to assets invested in underlying funds in the ING Fund Complex (“Underlying Funds”), but a higher Management Fee rate would be charged on assets invested in other types of securities.

If the Amended Fee Structure is approved by shareholders, the fees you would pay if you buy and hold shares of the Portfolio will change. The current fee structure is reflected in Fee Table A below. The Amended Fee Structure is reflected below in Fee Table B. Similarly, if the Amended Fee Structure is approved, the expenses you pay as a shareholder of the Portfolio may change. An example intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds is also included below. Expense Example Table A shows an example based on the current fee structure. Expense Example Table B shows an example based on the Amended Fee Structure.

There is no guarantee that shareholders will approve the Amended Fee Structure, in which case the Portfolio will continue to operate under the current fee structure. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Portfolio’s website at www.INGFunds.com/vp/literature.

Fee Table A - Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class	I
Management Fee	0.10%
Distribution and/or Shareholder Services (12b-1) Fees	None
Administrative Services Fee	0.10%
Other Expenses	0.03%
Acquired Fund Fees and Expenses	0.40%
Total Annual Portfolio Operating Expenses[2]	0.63%
Waivers and Reimbursements[3]	(0.11)%
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	0.52%

1	The expense ratio has been adjusted to reflect current fees.

2	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

3	The adviser is contractually obligated to limit expenses to 0.12% of Class I shares through May 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years.

Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Example Table A

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
I	$53	191	340	776

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.

Fee Table B - Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class	I
Management Fee[2]	0.14%
Distribution and/or Shareholder Services (12b-1) Fees	None
Administrative Services Fee	0.10%
Other Expenses	0.03%
Acquired Fund Fees and Expenses	0.40%
Total Annual Portfolio Operating Expenses[3]	0.67%
Waivers and Reimbursements[4]	(0.16)%

ING Index Solution 2045 Portfolio	39

Class	I
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	0.51%

1	The expense ratio has been adjusted to reflect current contractual rates.

2	Pending shareholder approval, the Portfolio’s Management Fee structure was changed to a “bifurcated fee” structure as follows: an annual rate of 0.10% of the Portfolio’s average daily net assets invested in Underlying Funds within the ING Funds complex, and 0.30% of the Portfolio’s average daily net assets invested in direct investments, which include, but are not limited to, exchange-traded funds, securities issued by non-investment company issuers, such as operating companies, and derivative instruments. The Management Fee reflected in the table is calculated based on an estimated investment of 20% of the Portfolio’s assets in direct investments.

3	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

4	The adviser is contractually obligated to limit expenses to 0.51% of Class I shares through at least May 1, 2018; the obligation does not extend to interest, taxes, brokerage commissions, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years.

Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Example Table B

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
I	$52	164	285	750

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-, three-, and five-year periods and the first five years of the ten-year period.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Example, affect the Portfolio’s performance.

During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 28% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in a combination of Underlying Funds which are passively managed index funds. The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. The Underlying Funds invest in U.S. stocks, international stocks, U.S. bonds, and other debt instruments and the Portfolio uses an asset allocation strategy designed for investors expecting to retire around the year 2045. The Portfolio’s current approximate target investment allocations (expressed as a percentage of its net assets) among the Underlying Funds are as follows: 95% in equity securities; and 5% in debt instruments. As these are Target Allocations, the actual allocations of the Portfolio’s assets may deviate from the percentages shown.

The Target Allocations are measured with reference to the primary investment strategies of the Underlying Funds; actual exposure to debt instruments and equity securities will vary from the Target Allocations if an Underlying Fund is not substantially invested in accordance with its primary investment strategy. The Portfolio may periodically deviate from the Target Allocations based on an assessment of the current market conditions or other factors. Generally, the deviations fall within the range of +/- 10% relative to the current Target Allocations. The Portfolio may, in light of market conditions or other factors, deviate by a wider margin in order to protect the Portfolio, achieve its investment objective, or to take advantage of particular opportunities.

The Underlying Funds provide exposure to a wide range of traditional asset classes which include stocks, bonds and cash.

Equity securities in which the Underlying Funds invest include, but are not limited to, domestic and international large-, mid-, and small-capitalization stocks (may be growth oriented, value oriented or a blend); and emerging market securities.

Debt instruments in which the Underlying Funds invest include, but are not limited to, domestic and international intermediate-, long-, and short-term bonds; and high-yield bonds commonly referred to as “junk-bonds.”

The Portfolio may also invest in derivatives, including futures, and swaps (including interest rate swaps, total return swaps, and credit default swaps), to make tactical allocations, as a substitute for a taking a position in the underlying asset, minimize risk, and assist in managing cash.

The Portfolio may invest up to 20% of its total assets in exchange-traded funds.

The Portfolio may also allocate in the future to the following non-traditional asset classes (also known as alternative strategies) which include but are not limited to: domestic and international real estate stocks, including real estate investment trusts; natural resource/commodity securities; treasury inflation protected securities and floating rate loans. There can be no assurance that these allocations will occur.

The Portfolio is designed primarily for long-term investors in tax-advantaged accounts. The Portfolio is structured and managed around a specific target retirement or financial goal date 2045 (“Target Date”). The Target Date is the approximate year that an investor in the Portfolio would plan to make withdrawals from the Portfolio for retirement or other financial goals. The chart below shows the glide path and illustrates how the equity

40	ING Index Solution 2045 Portfolio

securities and debt instruments allocations will change over time. Generally, the Portfolio’s glide path will transition to the target asset allocations illustrated below on an annual basis and become more conservative as the Portfolio approaches the Target Date. As the Portfolio approaches its Target Date in 2045, the Portfolio’s Target Allocation is anticipated to be the same as that of ING Index Solution Income Portfolio, which is equal to approximately 35% equity securities and 65% debt instruments.

As the Portfolio’s Target Allocation migrates toward that of ING Index Solution Income Portfolio by the Target Date, it is anticipated that the Portfolio would be merged with and into the ING Index Solution Income Portfolio. The ING Index Solution Income Portfolio is for those investors who are retired, nearing retirement or in need of making withdrawals from their portfolio soon.

In summary, the Portfolio is designed for an investor who plans to withdraw the value of the investor’s investments in the Portfolio gradually on or after the Target Date. The mix of investments in the Portfolio’s Target Allocation will change over time and seek to reduce investment risk as the Portfolio approaches its Target Date.

The Portfolio will be rebalanced periodically to return to the Target Allocation. The Target Allocation may be changed at any time by the Sub-Adviser.

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio, even near, at, or after the Target Date. There is no guarantee that the Portfolio will provide adequate income at and through your retirement or for any of your financial goals. The value of your investment in the Portfolio changes with the values of the Underlying Funds and their investments. Any of the following risks, among others, could affect the Portfolio’s or an Underlying Fund’s performance or cause the Portfolio or an Underlying Fund to lose money or to underperform market averages of other funds.

Asset Allocation   Assets will be allocated among Underlying Funds and markets based on judgments by the Adviser. There is a risk that the Portfolio may allocate assets to an Underlying Fund or asset class that underperforms other funds or asset classes.

Call   During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, an Underlying Fund would experience a decline in income.

Commodities   The operations and financial performance of companies in natural resources industries may be directly affected by commodity prices. This risk is exacerbated for those natural resources companies that own the underlying commodity.

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Credit   Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Credit Default Swaps   The Portfolio or an Underlying Fund may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the Portfolio or an Underlying Fund pays a fee to protect against the risk that a security held by the Portfolio or the Underlying Fund will default. As a seller of the swap, the Portfolio or an Underlying Fund receives payment(s) in return for its obligation to pay the counterparty the full national value of the security in the event of a default of the security issuer. As a seller of a swap, the Portfolio or an Underlying Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio or an Underlying Fund would be subject to investment exposure on the notional value of the swap. Credit default swaps are largely unregulated and susceptible to liquidity, credit, and counterparty risks.

Currency   To the extent that an Underlying Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio or an Underlying Fund and reduce its returns. Derivatives may not perform as expected, so the Portfolio or an Underlying Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio or an Underlying Fund to the risk of improper valuation.

ING Index Solution 2045 Portfolio	41

Floating Rate Loans   The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans and many floating rate loans are subject to restrictions on resale.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Underlying Funds experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Foreign investment risks may be greater in developing and emerging markets than in developed markets. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

High-Yield Securities   Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Index Strategy   The index selected may underperform the overall market and an Underlying Fund might fail to track its target index. The correlation between an Underlying Fund and index performance may be affected by the Underlying Fund’s expenses and the timing of purchases and redemptions of the Underlying Fund’s shares. An Underlying Fund’s actual holdings might not match the Index and the Underlying Fund’s effective exposure to index securities at any given time may not equal 100%.

Inflation-Indexed Bonds   If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Interest Rate   With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase an Underlying Fund’s exposure to risks associated with rising interest rates.

Liquidity   If a security is illiquid, an Underlying Fund might be unable to sell the security at a time when the manager might wish to sell, and the security could have the effect of decreasing the overall level of an Underlying Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount an Underlying Fund could realize upon disposition. An Underlying Fund may make investments that become less liquid in response to market developments or adverse investor perception. An Underlying Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to an Underlying Fund.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which the Underlying Funds invest. Rather, the market could favor securities to which the Underlying Funds are not exposed or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Underlying Funds costs and impair the ability of the Underlying Funds to achieve its investment objectives.

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio or an Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio and a proportionate share of the expenses of each Underlying Fund.

42	ING Index Solution 2045 Portfolio

Real Estate Companies and Real Estate Investment Trusts (“REITs”)   Investing in real estate companies and REITs may subject an Underlying Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.

Sovereign Debt   These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio’s Class I shares’ performance from year to year, and the table compares the Portfolio’s Class I shares’ performance to the performance of a broad-based securities market index/indices for the same period. The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio’s past performance is no guarantee of future results.

Calendar Year Total Returns
(as of December 31 of each year)

Best quarter: 2nd, 2009, 18.85% and Worst quarter: 3rd, 2011, (16.44)%

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs (or since inception)	10 Yrs	Inception Date
Class I	%	16.19	3.00	N/A	03/10/08
S&P Target Date 2045 Index[1]	%	15.43	3.25[2]	N/A	—

1	The index returns do not reflect deductions for fees, expenses, or taxes.

2	Reflects index performance since the date closest to the Class’ inception for which data is available.

PORTFOLIO MANAGEMENT

On March 18, 2013, shareholders of the Portfolio were sent a proxy statement, which asked shareholders to approve the appointment of ING Investment Management Co., LLC as the Sub-Adviser to the Portfolio. If shareholders approve this proposal, ING Investment Management Co., LLC will become the Sub-Adviser to the Portfolio; however, the individuals listed as members of the Investment Committee will continue to be responsible for the day-to-day management of the Portfolio. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Portfolio’s website at www.INGFunds.com/vp/literature.

Investment Adviser
Directed Services LLC

Investment Committee
Heather Hackett, CFA	Halvard Kvaale, CIMA
Committee Member (since 08/09)	Committee Member (since 08/12)
Paul Zemsky, CFA
Committee Member (since 03/08)

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may

ING Index Solution 2045 Portfolio	43

apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

44	ING Index Solution 2045 Portfolio

ING Index Solution 2050 Portfolio

INVESTMENT OBJECTIVE

Until the day prior to its Target Date (defined below), the Portfolio seeks to provide total return consistent with an asset allocation targeted at retirement in approximately 2050. On the Target Date, the Portfolio’s investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

FEES AND EXPENSES OF THE PORTFOLIO

The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class	I
Management Fee[2]	0.14%
Distribution and/or Shareholder Services (12b-1) Fees	None
Administrative Services Fee	0.10%
Other Expenses	41.90%
Acquired Fund Fees and Expenses	0.39%
Total Annual Portfolio Operating Expenses[3]	42.53%
Waivers and Reimbursements[4]	(42.02)%
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	0.51%

1	The expense ratio has been adjusted to reflect current contractual rates.

2	Effective April 30, 2013, the Portfolio’s Management Fee structure was changed to a “bifurcated fee” structure as follows: an annual rate of 0.10% of the Portfolio’s average daily net assets invested in Underlying Funds within the ING Funds complex, and 0.30% of the Portfolio’s average daily net assets invested in direct investments, which include, but are not limited to, exchange-traded funds, securities issued by non-investment company issuers, such as operating companies, and derivative instruments. The Management Fee reflected in the table is calculated based on an estimated investment of 20% of the Portfolio’s assets in direct investments.

3	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

4	The adviser is contractually obligated to limit expenses to 0.51% of Class I shares through at least May 1, 2018; the obligation does not extend to interest, taxes, brokerage commissions, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years.

Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
I	$52	164	285	10,661

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-, three-, and five-year periods and the first five years of the ten-year period.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Example, affect the Portfolio’s performance.

During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 43% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in a combination of Underlying Funds which are passively managed index funds. The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. The Underlying Funds invest in U.S. stocks, international stocks, U.S. bonds, and other debt instruments and the Portfolio uses an asset allocation strategy designed for investors expecting to retire around the year 2050. The Portfolio’s current approximate target investment allocations (expressed as a percentage of its net assets) among the Underlying Funds are as follows: 95% in equity securities; and 5% in debt instruments. As these are Target Allocations, the actual allocations of the Portfolio’s assets may deviate from the percentages shown.

The Target Allocations are measured with reference to the primary investment strategies of the Underlying Funds; actual exposure to debt instruments and equity securities will vary from the Target Allocations if an Underlying Fund is not substantially invested in accordance with its primary investment strategy. The Portfolio may periodically deviate from the Target Allocations based on an assessment of the current market conditions or other factors.

ING Index Solution 2050 Portfolio	45

Generally, the deviations fall within the range of +/- 10% relative to the current Target Allocations. The sub-adviser (“Sub-Adviser”) may determine, in light of market conditions or other factors, to deviate by a wider margin in order to protect the Portfolio, achieve its investment objective, or to take advantage of particular opportunities.

The Underlying Funds provide exposure to a wide range of traditional asset classes which include stocks, bonds and cash.

Equity securities in which the Underlying Funds invest include, but are not limited to, domestic and international large-, mid-, and small-capitalization stocks (may be growth oriented, value oriented or a blend); and emerging market securities.

Debt instruments in which the Underlying Funds invest include, but are not limited to, domestic and international intermediate-, long-, and short-term bonds; and high-yield bonds commonly referred to as “junk-bonds.”

The Portfolio may also invest in derivatives, including futures, and swaps (including interest rate swaps, total return swaps, and credit default swaps), to make tactical allocations, as a substitute for a taking a position in the underlying asset, minimize risk, and assist in managing cash.

The Portfolio may invest up to 20% of its total assets in exchange-traded funds.

The Portfolio may also allocate in the future to the following non-traditional asset classes (also known as alternative strategies) which include but are not limited to: domestic and international real estate stocks, including real estate investment trusts; natural resource/commodity securities; treasury inflation protected securities and floating rate loans. There can be no assurance that these allocations will occur.

The Portfolio is designed primarily for long-term investors in tax-advantaged accounts. The Portfolio is structured and managed around a specific target retirement or financial goal date 2050 (“Target Date”).The Target Date is the approximate year that an investor in the Portfolio would plan to make withdrawals from the Portfolio for retirement or other financial goals. The chart below shows the glide path and illustrates how the equity securities and debt instruments allocations will change over time. Generally, the Portfolio’s glide path will transition to the target asset allocations illustrated below on an annual basis and become more conservative as the Portfolio approaches the Target Date. As the Portfolio approaches its Target Date in 2050, the Portfolio’s Target Allocation is anticipated to be the same as that of ING Index Solution Income Portfolio, which is equal to approximately 35% equity securities and 65% debt instruments.

As the Portfolio’s Target Allocation migrates toward that of ING Index Solution Income Portfolio by the Target Date, it is anticipated that the Portfolio would be merged with and into the ING Index Solution Income Portfolio. The ING Index Solution Income Portfolio is for those investors who are retired, nearing retirement or in need of making withdrawals from their portfolio soon.

In summary, the Portfolio is designed for an investor who plans to withdraw the value of the investor’s investments in the Portfolio gradually on or after the Target Date. The mix of investments in the Portfolio’s Target Allocation will change over time and seek to reduce investment risk as the Portfolio approaches its Target Date.

The Portfolio will be rebalanced periodically to return to the Target Allocation. The Target Allocation may be changed at any time by the Sub-Adviser.

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio, even near, at, or after the Target Date. There is no guarantee that the Portfolio will provide adequate income at and through your retirement or for any of your financial goals. The value of your investment in the Portfolio changes with the values of the Underlying Funds and their investments. Any of the following risks, among others, could affect the Portfolio’s or an Underlying Fund’s performance or cause the Portfolio or an Underlying Fund to lose money or to underperform market averages of other funds.

Asset Allocation   Assets will be allocated among Underlying Funds and markets based on judgments by the Adviser. There is a risk that the Portfolio may allocate assets to an Underlying Fund or asset class that underperforms other funds or asset classes.

Call   During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, an Underlying Fund would experience a decline in income.

Commodities   The operations and financial performance of companies in natural resources industries may be directly affected by commodity prices. This risk is exacerbated for those natural resources companies that own the underlying commodity.

46	ING Index Solution 2050 Portfolio

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Credit   Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Credit Default Swaps   The Portfolio or an Underlying Fund may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the Portfolio or an Underlying Fund pays a fee to protect against the risk that a security held by the Portfolio or the Underlying Fund will default. As a seller of the swap, the Portfolio or an Underlying Fund receives payment(s) in return for its obligation to pay the counterparty the full national value of the security in the event of a default of the security issuer. As a seller of a swap, the Portfolio or an Underlying Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio or an Underlying Fund would be subject to investment exposure on the notional value of the swap. Credit default swaps are largely unregulated and susceptible to liquidity, credit, and counterparty risks.

Currency   To the extent that an Underlying Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio or an Underlying Fund and reduce its returns. Derivatives may not perform as expected, so the Portfolio or an Underlying Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio or an Underlying Fund to the risk of improper valuation.

Floating Rate Loans   The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans and many floating rate loans are subject to restrictions on resale.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Underlying Funds experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Foreign investment risks may be greater in developing and emerging markets than in developed markets. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

High-Yield Securities   Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Index Strategy   The index selected may underperform the overall market and an Underlying Fund might fail to track its target index. The correlation between an Underlying Fund and index performance may be affected by the Underlying Fund’s expenses and the timing of purchases and redemptions of the Underlying Fund’s shares. An Underlying Fund’s actual holdings might not match the Index and the Underlying Fund’s effective exposure to index securities at any given time may not equal 100%.

Inflation-Indexed Bonds   If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Interest Rate   With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase an Underlying Fund’s exposure to risks associated with rising interest rates.

Liquidity   If a security is illiquid, an Underlying Fund might be unable to sell the security at a time when the manager might wish to sell, and the security could have the effect of decreasing the overall level of an Underlying Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount an Underlying Fund could realize upon disposition. An Underlying Fund may make investments that become less liquid in response

ING Index Solution 2050 Portfolio	47

to market developments or adverse investor perception. An Underlying Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to an Underlying Fund.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which the Underlying Funds invest. Rather, the market could favor securities to which the Underlying Funds are not exposed or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Underlying Funds costs and impair the ability of the Underlying Funds to achieve its investment objectives.

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio or an Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio and a proportionate share of the expenses of each Underlying Fund.

Real Estate Companies and Real Estate Investment Trusts (“REITs”)   Investing in real estate companies and REITs may subject an Underlying Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.

Sovereign Debt   These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the Portfolio’s Class I shares’ performance for the first full calendar year of operations, and the table compares the Portfolio’s Class I shares’ performance to the performance of a broad-based securities market index/indices for the same period. The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio’s past performance is no guarantee of future results.

Calendar Year Total Returns
(as of December 31)

Best quarter: 1st, 2012, 11.71% and Worst quarter: 2nd, 2012, (4.40)%

48	ING Index Solution 2050 Portfolio

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs (or since inception)	10 Yrs	Inception Date
Class I	%	15.83	23.22	N/A	10/03/11
S&P Target Date 2045 Index[1]	%	15.43	23.50	N/A	—

1	The index returns do not reflect deductions for fees, expenses, or taxes.

PORTFOLIO MANAGEMENT

Investment Adviser	Sub-Adviser
Directed Services LLC	ING Investment Management Co. LLC

Portfolio Managers
Heather Hackett, CFA	Halvard Kvaale,CIMA
Portfolio Manager (since 09/11)	Portfolio Manager (since 08/12)
Paul Zemsky, CFA
Portfolio Manager (since 09/11)

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

ING Index Solution 2050 Portfolio	49

ING Index Solution 2055 Portfolio

INVESTMENT OBJECTIVE

Until the day prior to its Target Date (defined below), the Portfolio seeks to provide total return consistent with an asset allocation targeted at retirement in approximately 2055. On the Target Date, the Portfolio’s investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

FEES AND EXPENSES OF THE PORTFOLIO

The tables describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The tables do not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

On March 18, 2013, shareholders of the Portfolio were sent a proxy statement, which asked shareholders to approve a new fee structure (the “Amended Fee Structure”), which would modify the fees payable to the Adviser. Under the proposed Amended Fee Structure, the current Management Fee rate would continue to be charged with respect to assets invested in underlying funds in the ING Fund Complex (“Underlying Funds”), but a higher Management Fee rate would be charged on assets invested in other types of securities.

If the Amended Fee Structure is approved by shareholders, the fees you would pay if you buy and hold shares of the Portfolio will change. The current fee structure is reflected in Fee Table A below. The Amended Fee Structure is reflected below in Fee Table B. Similarly, if the Amended Fee Structure is approved, the expenses you pay as a shareholder of the Portfolio may change. An example intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds is also included below. Expense Example Table A shows an example based on the current fee structure. Expense Example Table B shows an example based on the Amended Fee Structure.

There is no guarantee that shareholders will approve the Amended Fee Structure, in which case the Portfolio will continue to operate under the current fee structure. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Portfolio’s website at www.INGFunds.com/vp/literature.

Fee Table A - Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class	I
Management Fee	0.10%
Distribution and/or Shareholder Services (12b-1) Fees	None
Administrative Services Fee	0.10%
Other Expenses	0.06%
Acquired Fund Fees and Expenses	0.40%
Total Annual Portfolio Operating Expenses[2]	0.66%
Waivers and Reimbursements[3]	(0.14)%
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	0.52%

1	The expense ratio has been adjusted to reflect current fees.

2	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

3	The adviser is contractually obligated to limit expenses to 0.12% of Class I shares through May 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years.

Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Example Table A

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
I	$53	197	354	809

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.

Fee Table B - Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class	I
Management Fee[2]	0.14%
Distribution and/or Shareholder Services (12b-1) Fees	None
Administrative Services Fee	0.10%
Other Expenses	0.06%
Acquired Fund Fees and Expenses	0.40%
Total Annual Portfolio Operating Expenses[3]	0.70%
Waivers and Reimbursements[4]	(0.19)%

50	ING Index Solution 2055 Portfolio

Class	I
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	0.51%

1	The expense ratio has been adjusted to reflect current contractual rates.

2	Pending shareholder approval, the Portfolio’s Management Fee structure was changed to a “bifurcated fee” structure as follows: an annual rate of 0.10% of the Portfolio’s average daily net assets invested in Underlying Funds within the ING Funds complex, and 0.30% of the Portfolio’s average daily net assets invested in direct investments, which include, but are not limited to, exchange-traded funds, securities issued by non-investment company issuers, such as operating companies, and derivative instruments. The Management Fee reflected in the table is calculated based on an estimated investment of 20% of the Portfolio’s assets in direct investments.

3	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

4	The adviser is contractually obligated to limit expenses to 0.51% of Class I shares through at least May 1, 2018; the obligation does not extend to interest, taxes, brokerage commissions, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years.

Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Example Table B

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
I	$52	164	285	771

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-, three-, and five-year periods and the first five years of the ten-year period.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Example, affect the Portfolio’s performance.

During the most recent fiscal year, the Portfolio’s turnover rate was 28% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in a combination of Underlying Funds which are passively managed index funds. The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. The Underlying Funds invest in U.S. stocks, international stocks, U.S. bonds, and other debt instruments and the Portfolio uses an asset allocation strategy designed for investors expecting to retire in 2055. The Portfolio’s current approximate target investment allocations (expressed as a percentage of its net assets) among the Underlying Funds are as follows: 95% in equity securities; and 5% in debt instruments. As these are Target Allocations, the actual allocations of the Portfolio’s assets may deviate from the percentages shown.

The Target Allocations are measured with reference to the primary investment strategies of the Underlying Funds; actual exposure to debt instruments and equity securities will vary from the Target Allocations if an Underlying Fund is not substantially invested in accordance with its primary investment strategy. The Portfolio may periodically deviate from the Target Allocations based on an assessment of the current market conditions or other factors. Generally, the deviations fall within the range of +/- 10% relative to the current Target Allocations. The Portfolio may, in light of market conditions or other factors, deviate by a wider margin in order to protect the Portfolio, achieve its investment objective, or to take advantage of particular opportunities.

The Underlying Funds provide exposure to a wide range of traditional asset classes which include stocks, bonds and cash.

Equity securities in which the Underlying Funds invest include, but are not limited to, domestic and international large-, mid-, and small-capitalization stocks (may be growth oriented, value oriented or a blend); and emerging market securities.

Debt instruments in which the Underlying Funds invest include, but are not limited to, domestic and international intermediate-, long-, and short-term bonds; and high-yield bonds commonly referred to as “junk-bonds.”

The Portfolio may also invest in derivatives, including futures, and swaps (including interest rate swaps, total return swaps, and credit default swaps), to make tactical allocations, as a substitute for a taking a position in the underlying asset, minimize risk, and assist in managing cash.

The Portfolio may invest up to 20% of its total assets in exchange-traded funds.

The Portfolio may also allocate in the future to the following non-traditional asset classes (also known as alternative strategies) which include but are not limited to: domestic and international real estate stocks, including real estate investment trusts; natural resource/commodity securities; treasury inflation protected securities and floating rate loans. There can be no assurance that these allocations will occur.

The Portfolio is designed primarily for long-term investors in tax-advantaged accounts. The Portfolio is structured and managed around a specific target retirement or financial goal date 2055 (“Target Date”).The Target Date is the approximate year that an investor in the Portfolio would plan to make withdrawals from the Portfolio for retirement or other financial goals. The chart below shows the glide path and illustrates how the equity

ING Index Solution 2055 Portfolio	51

securities and debt instruments allocations will change over time. Generally, the Portfolio’s glide path will transition to the target asset allocations illustrated below on an annual basis and become more conservative as the Portfolio approaches the Target Date. As the Portfolio approaches its Target Date in 2055, the Portfolio’s Target Allocation is anticipated to be the same as that of ING Index Solution Income Portfolio, which is equal to approximately 35% equity securities and 65% debt instruments.

As the Portfolio’s Target Allocation migrates toward that of ING Index Solution Income Portfolio by the Target Date, it is anticipated that the Portfolio would be merged with and into the ING Index Solution Income Portfolio. The ING Index Solution Income Portfolio is for those investors who are retired, nearing retirement or in need of making withdrawals from their portfolio soon.

In summary, the Portfolio is designed for an investor who plans to withdraw the value of the investor’s investments in the Portfolio gradually on or after the Target Date. The mix of investments in the Portfolio’s Target Allocation will change over time and seek to reduce investment risk as the Portfolio approaches its Target Date.

The Portfolio will be rebalanced periodically to return to the Target Allocation. The Target Allocation may be changed at any time by the Sub-Adviser.

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio, even near, at, or after the Target Date. There is no guarantee that the Portfolio will provide adequate income at and through your retirement or for any of your financial goals. The value of your investment in the Portfolio changes with the values of the Underlying Funds and their investments. Any of the following risks, among others, could affect the Portfolio’s or an Underlying Fund’s performance or cause the Portfolio or an Underlying Fund to lose money or to underperform market averages of other funds.

Asset Allocation   Assets will be allocated among Underlying Funds and markets based on judgments by the Adviser. There is a risk that the Portfolio may allocate assets to an Underlying Fund or asset class that underperforms other funds or asset classes.

Call   During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, an Underlying Fund would experience a decline in income.

Commodities   The operations and financial performance of companies in natural resources industries may be directly affected by commodity prices. This risk is exacerbated for those natural resources companies that own the underlying commodity.

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Credit   Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Credit Default Swaps   The Portfolio or an Underlying Fund may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the Portfolio or an Underlying Fund pays a fee to protect against the risk that a security held by the Portfolio or the Underlying Fund will default. As a seller of the swap, the Portfolio or an Underlying Fund receives payment(s) in return for its obligation to pay the counterparty the full national value of the security in the event of a default of the security issuer. As a seller of a swap, the Portfolio or an Underlying Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio or an Underlying Fund would be subject to investment exposure on the notional value of the swap. Credit default swaps are largely unregulated and susceptible to liquidity, credit, and counterparty risks.

Currency   To the extent that an Underlying Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio or an Underlying Fund and reduce its returns. Derivatives may not perform as expected, so the Portfolio or an Underlying Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio or an Underlying Fund to the risk of improper valuation.

52	ING Index Solution 2055 Portfolio

Floating Rate Loans   The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans and many floating rate loans are subject to restrictions on resale.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Underlying Funds experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Foreign investment risks may be greater in developing and emerging markets than in developed markets. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

High-Yield Securities   Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Index Strategy   The index selected may underperform the overall market and an Underlying Fund might fail to track its target index. The correlation between an Underlying Fund and index performance may be affected by the Underlying Fund’s expenses and the timing of purchases and redemptions of the Underlying Fund’s shares. An Underlying Fund’s actual holdings might not match the Index and the Underlying Fund’s effective exposure to index securities at any given time may not equal 100%.

Inflation-Indexed Bonds   If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Interest Rate   With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase an Underlying Fund’s exposure to risks associated with rising interest rates.

Liquidity   If a security is illiquid, an Underlying Fund might be unable to sell the security at a time when the manager might wish to sell, and the security could have the effect of decreasing the overall level of an Underlying Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount an Underlying Fund could realize upon disposition. An Underlying Fund may make investments that become less liquid in response to market developments or adverse investor perception. An Underlying Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to an Underlying Fund.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which the Underlying Funds invest. Rather, the market could favor securities to which the Underlying Funds are not exposed or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Underlying Funds costs and impair the ability of the Underlying Funds to achieve its investment objectives.

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio or an Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio and a proportionate share of the expenses of each Underlying Fund.

ING Index Solution 2055 Portfolio	53

Real Estate Companies and Real Estate Investment Trusts (“REITs”)   Investing in real estate companies and REITs may subject an Underlying Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.

Sovereign Debt   These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio’s Class I shares’ performance from year to year, and the table compares the Portfolio’s Class I shares’ performance to the performance of a broad-based securities market index/indices for the same period. The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio’s past performance is no guarantee of future results.

Calendar Year Total Returns
(as of December 31 of each year)

Best quarter: 1st, 2012, 11.63% and Worst quarter: 3rd, 2011, (16.44)%

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs (or since inception)	10 Yrs	Inception Date
Class I	%	16.18	8.40	N/A	03/08/10
S&P Target Date 2045 Index[1]	%	15.43	10.26[2]	N/A	—

1	The index returns do not reflect deductions for fees, expenses or taxes.

2	Reflects index performance since the date closest to the Class’ inception for which data is available.

PORTFOLIO MANAGEMENT

On March 18, 2013, shareholders of the Portfolio were sent a proxy statement, which asked shareholders to approve the appointment of ING Investment Management Co., LLC as the Sub-Adviser to the Portfolio. If shareholders approve this proposal, ING Investment Management Co., LLC will become the Sub-Adviser to the Portfolio; however, the individuals listed as members of the Investment Committee will continue to be responsible for the day-to-day management of the Portfolio. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Portfolio’s website at www.INGFunds.com/vp/literature.

Investment Adviser
Directed Services LLC

Investment Committee
Heather Hackett, CFA	Halvard Kvaale, CIMA
Committee Member (since 03/10)	Committee Member (since 08/12)
Paul Zemsky, CFA
Committee Member (since 03/10)

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may

54	ING Index Solution 2055 Portfolio

apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

ING Index Solution 2055 Portfolio	55

KEY PORTFOLIO INFORMATION

This Prospectus contains information about the Portfolios and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.

The Portfolios’ Statement of Additional Information (“SAI”) is incorporated by reference into (legally made a part of) this Prospectus. It identifies investment restrictions, more detailed risk descriptions, a description of how the bond rating system works, and other information that may be helpful to you in your decision to invest. You may obtain a copy, without charge, from the Portfolios.

Other ING Funds may also be offered to the public that have similar names, investment objectives, and principal investment strategies as those of the Portfolios. You should be aware that a Portfolio is likely to differ from these other ING Funds in size and cash flow pattern. Accordingly, the performance of a Portfolio can be expected to vary from those of other ING Funds.

Each of the Portfolios is a series of ING Partners, Inc. (“Company”), a Maryland corporation. Each Portfolio is managed by Directed Services LLC (“DSL” or “Adviser”). ING Investment Management Co. LLC (“ING IM” or “Sub-Adviser”) is the Sub-Adviser to ING Index Solution 2020 Portfolio, ING Index Solution 2030 Portfolio, ING Index Solution 2040 Portfolio, and ING Index Solution 2050 Portfolio (the “Sub-Advised Portfolios”). ING IM serves as a consultant (“Consultant”) to ING Index Solution Income Portfolio, ING Index Solution 2015 Portfolio, ING Index Solution 2025 Portfolio, ING Index Solution 2035 Portfolio, ING Index Solution 2045 Portfolio, and ING Index Solution 2055 Portfolio (the “Consultant Portfolios”). On March 18, 2013, shareholders of the Consultant Portfolios were sent a proxy statement, which asked shareholders to approve the appointment of ING IM as the Sub-Adviser to the Consultant Portfolios. If shareholders approve this proposal, ING IM will become the Sub-Adviser to the Consultant Portfolios. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Consultant Portfolios’ website at www.INGFunds.com/vp/literature.

The Adviser and the Sub-Adviser/Consultant are indirect, wholly-owned subsidiaries of ING U.S., Inc. For more information about the Portfolios, the Adviser and the Sub-Adviser, please read “Management of the Portfolios” later in this Prospectus and the SAI.

The Portfolios’ shares are classified into up to five classes of shares, Adviser Class (“Class ADV”), Service Class (“Class S”), Initial Class (“Class I”), Service 2 Class (“Class S2”), and Class T shares. The classes of shares of each Portfolio are identical except for different expenses, certain related rights, and certain shareholder services. All share classes of each Portfolio have a common investment objective and investment portfolio. Only Class I shares are offered in this Prospectus. Class I shares are not subject to any sales loads.

Conflicts of Interest

In making decisions on the allocation of the assets of the Portfolios among the Underlying Funds, the Adviser is subject to several conflicts of interest because it, or an affiliate, may serve as the investment adviser to the Portfolios, and it or an affiliate serves as adviser, or may serve as sub-adviser to an Underlying Fund. These conflicts could arise because the Adviser or its affiliates earn higher net advisory fees (the advisory fee received less any sub-advisory fee paid and fee waivers or expense subsidies) on some of the Underlying Funds than others. For example, where the Underlying Funds have a sub-adviser that is affiliated with the Adviser, the entire advisory fee is retained by an ING company. Even where the net advisory fee is not higher for Underlying Funds sub-advised by an affiliate of the Adviser, the Adviser may have an incentive to prefer affiliated sub-advisers for other reasons, such as increasing assets under management or supporting new investment strategies, which in turn would lead to increased income to ING. Further, the Adviser may believe that redemption from an Underlying Fund will be harmful to that Underlying Fund, the Adviser, or an affiliate. Therefore, the Adviser may have incentives to allocate and reallocate in a fashion that would advance its own economic interests, the economic interests of an affiliate, or the interests of an Underlying Fund rather than a Portfolio.

The Adviser has informed the Company’s Board that its investment process may be influenced by an affiliated insurance company that issues financial products in which the Portfolios are offered as investment options. In certain of those products an affiliated insurance company may offer guaranteed lifetime income or death benefits. The Adviser’s investment decisions for the Portfolios, including its allocation decisions with respect to the Portfolios’ Underlying Funds, may benefit the affiliated insurance company issuing such benefits. For example, selecting and allocating assets to Underlying Funds which invest primarily in fixed-income securities or in a more conservative or less volatile investment style, may reduce the regulatory capital requirements which the affiliated insurance company must satisfy to support its guarantees under its products, may help reduce the affiliated insurance company’s risk from the lifetime income or death benefits, or may make it easier

56

KEY PORTFOLIO INFORMATION  (continued) for the insurance company to manage its risk through the use of various hedging techniques. The Adviser has developed an investment process using an allocation committee which seeks to ensure that the Portfolios are managed in the best interest of their shareholders. Further, the Adviser has adopted various policies and procedures that are intended to identify, monitor, and address actual or potential conflicts of interest. Nonetheless, investors bear the risk that the Adviser’s allocation decisions may be affected by its conflicts of interest.

Fundamental Policies

Fundamental investment policies contained in the SAI may not be changed without shareholder approval. The Board of Directors (“Board”) and/or the Adviser may change any other policies and investment strategies.

Portfolio Diversification

Each Portfolio is diversified, as such term is defined in the Investment Company Act of 1940 (“1940 Act”).

Investor Diversification

Although an investor may achieve the same level of diversification by investing directly in a variety of the Underlying Funds, the Portfolios provide investors with a means to simplify their investment decisions by investing in a single diversified portfolio. For more information about the Underlying Funds, please see “Key Information About the Underlying Funds” later in this Prospectus.

Although the Portfolios are designed to serve as a component of a diversified investment portfolio of securities, no single mutual fund can provide an appropriate investment program for all investors. You should evaluate the Portfolios in the context of your personal financial situation, investment objectives and other investments.

Combination with ING Index Solution Income Portfolio

When ING Index Solution 2015 Portfolio, ING Index Solution 2020 Portfolio, ING Index Solution 2025 Portfolio, ING Index Solution 2030 Portfolio, ING Index Solution 2035 Portfolio, ING Index Solution 2040 Portfolio, ING Index Solution 2045 Portfolio, ING Index Solution 2050 Portfolio and ING Index Solution 2055 Portfolio reach their respective Target Dates, they may be combined with ING Index Solution Income Portfolio, without a vote of shareholders if the Company’s Board determines that combining such Portfolio with ING Index Solution Income Portfolio would be in the best interests of the Portfolio and its shareholders. Prior to any combination (which likely would take the form of a re-organization and may occur on or after each Portfolio’s Target Date), a Portfolio will notify shareholders of such Portfolio of the combination and any tax consequences. If, and when, such a combination occurs, shareholders of a Portfolio will become shareholders of ING Index Solution Income Portfolio.

Temporary Defensive Strategies

When the Adviser or sub-adviser (if applicable) to a Portfolio anticipates unusual market or other conditions, the Portfolio may temporarily depart from its principal investment strategies as a defensive measure. In such circumstances, that Portfolio may invest in securities believed to present less risk, such as cash, cash equivalents, money market fund shares and other money market instruments, debt securities that are high quality or higher quality than normal, more liquid securities, or others. While a Portfolio invests defensively, it may not achieve its investment objective. A Portfolio’s defensive investment position may not be effective in protecting its value. It is impossible to predict accurately how long such alternative strategies may be utilized. The types of defensive positions in which a Portfolio may engage are identified and discussed in the SAI.

Percentage and Rating Limitations

The percentage and rating limitations on Portfolio investments listed in this Prospectus apply at the time of investment.

Investment Not Guaranteed

Please note your investment is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

Shareholder Reports

Each Portfolio’s fiscal year ends December 31. Each Portfolio will send financial statements to its shareholders at least semi-annually. An annual shareholder report containing financial statements audited by an independent registered public accounting firm will be sent to shareholders every year.

57

MORE INFORMATION ABOUT THE PORTFOLIOS

Additional Information About the Investment Objectives

Each Portfolio’s investment objective is non-fundamental and may be changed by a vote of the Portfolio’s Board, without shareholder approval. A Portfolio will provide 60 days’ prior written notice of any change in a non-fundamental investment objective. There is no guarantee the Portfolios will achieve their respective investment objectives.

Additional Information About Principal Investment Strategies

The Portfolios invest in a combination of Underlying Funds that, in turn, invest directly in a wide range of U.S. and international stocks, U.S. bonds and other debt instruments; and uses asset allocation strategies to determine how much to invest in each Underlying Fund. The Portfolios are designed to meet the needs of investors who wish to seek exposure to various types of securities through a single diversified investment. For a complete description of each Portfolio’s principal investment strategies, please see the Portfolio’s summary prospectus or the summary section of this Prospectus.

Asset Allocation Process

On March 18, 2013, shareholders of those Portfolios identified as the “Consultant Portfolios” in the section of the Prospectus entitled “Key Portfolio Information,” were sent a proxy statement, which asked shareholders to approve the appointment of ING Investment Management Co., LLC as the Sub-Adviser to the Consultant Portfolios. If shareholders approve this proposal, ING Investment Management Co., LLC will become the Sub-Adviser to the Consultant Portfolios; however, the individuals listed as members of the Investment Committee will continue to be responsible for the day-to-day management of the Portfolio. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Consultant Portfolio’s website at www.INGFunds.com/vp/literature.

The Adviser and Sub-Adviser/Consultant have designed the Portfolios which were constructed and are managed using an asset allocation process to determine each Portfolio’s investment mix. This asset allocation process can be described as follows:

In the first stage, the mix of asset classes ( i.e .., stocks and fixed-income securities of various types) that the Sub-Adviser/Consultant believes is likely to produce the optimal return for each Portfolio is estimated. These estimates are made with reference to an investment model that incorporates historical and expected returns, standard deviations and correlation coefficients of various asset classes as well as other financial variables. The mix of asset classes arrived at for each Portfolio is called the “Target Allocation.” The Sub-Adviser/Consultant will review the Target Allocations at least annually regarding proposed changes. The Sub-Adviser/Consultant will also make tactical allocations to overweight certain asset classes and styles, while underweighting other asset classes. These tactical allocations are intended to be in response to changing market conditions, and to enable the Sub-Adviser/Consultant to shift to those asset classes that are expected to outperform under certain market conditions.

For the Consultant Portfolios, the Adviser has set up a team of professionals to consider and review the recommendations of the Consultant, and will retain discretion over implementation of the Consultant’s recommendations, as necessary.

In the second stage, the Sub-Adviser/Consultant determines the Underlying Funds in which the Portfolios invest to attain their Target Allocations. In choosing an Underlying Fund, the Sub-Adviser/Consultant considers, among other factors, the degree to which the Underlying Fund’s holdings or other characteristics correspond to the desired Target Allocation. The Sub-Adviser/Consultant, at any time, may change the Underlying Funds in which the Portfolios invest, may add or drop Underlying Funds, and may determine to make tactical changes in the Portfolios’ Target Allocations depending on market conditions. The Sub-Adviser/Consultant determines the Target Allocations and the selection of Underlying Funds.

Periodically, based upon a variety of quantitative and qualitative factors, the Sub-Adviser/Consultant uses economic and statistical methods to determine the optimal Target Allocations and ranges for the Portfolios, the resulting allocations to the Underlying Funds, and whether any Underlying Funds should be added or removed from the mix.

The factors considered may include the following: (i) the investment objective of each Portfolio and each of the Underlying Funds; (ii) economic and market forecasts; (iii) proprietary and third-party reports and analysis; (iv) the risk/return characteristics, relative performance, and volatility of Underlying Funds; and (v) the correlation and covariance among Underlying Funds.

As market prices of the Underlying Funds’ portfolio securities change, each Portfolio’s actual allocations will vary somewhat from its respective Target Allocation, although the percentages generally will remain within an acceptable range of the Target Allocations percentages, as determined by the Sub-Adviser/Consultant. If changes are made as described above,

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MORE INFORMATION ABOUT THE PORTFOLIOS  (continued) those changes will be reflected in the Prospectus. However, it may take some time to fully implement the changes. The Sub-Adviser/Consultant will implement the changes over a reasonable period of time while seeking to minimize disruptive effects and added costs to the Portfolios and the Underlying Funds.

The Sub-Adviser/Consultant intends to rebalance the Portfolios on at least a quarterly basis, but may rebalance more or less frequently as deemed appropriate, to attain the Target Allocations for the Portfolios. These allocations, however, are targets, and each Portfolio’s allocations could change substantially as the Underlying Funds’ asset values change due to market movements and portfolio manager decisions. On an ongoing basis, the actual mix of assets and included strategies for each Portfolio may deviate from the Target Allocation percentages. If the Sub-Adviser/Consultant believes it is in the best interests of a Portfolio and its shareholders, to deviate from the Portfolio’s Target Allocation, it may rebalance more frequently than quarterly, limit the degree of rebalancing or avoid rebalancing altogether. The Target Allocations may be changed at any time by the Sub-Adviser/Consultant.

The Sub-Adviser/Consultant will have sole authority over the asset allocations, investments in particular Underlying Funds (including any Underlying Funds organized in the future) and the Target Allocations for the Portfolios, including determining the transition pattern of the Portfolios in a timely but reasonable manner based upon market conditions at the time of allocation changes. The pre-defined mixes will be reviewed at least annually and analyzed for consistency with current market conditions and industry trends.

With the exception of ING Index Solution Income Portfolio, each Portfolio is structured and managed around a specific target retirement or financial goal date (“Target Date”) as follows: 2055, 2050, 2045, 2040, 2035, 2030, 2025, 2020, and 2015. For example investors looking to retire in or near the year 2055 would likely choose the ING Index Solution 2055 Portfolio and the mix of this Portfolio would migrate toward that of the ING Index Solution 2050 Portfolio in approximately 5 years time, the ING Index Solution 2045 Portfolio in approximately 10 years time, the ING Index Solution 2040 Portfolio in approximately 15 years time, the ING Index Solution 2035 Portfolio in approximately 20 years time, the ING Index Solution 2030 Portfolio in approximately 25 years times, the ING Index Solution 2025 Portfolio in approximately 30 years time, the ING Index Solution 2020 Portfolio in approximately 35 years time, the ING Index Solution 2015 Portfolio in approximately 40 years time, and finally combine with the ING Index Solution Income Portfolio after about 45 years or about 2055. The ING Index Solution Income Portfolio is for those who are retired, nearing retirement or in need of drawing down income from their Portfolio soon.

With respect to the ING Index Solution 2055 Portfolio, ING Index Solution 2050 Portfolio, ING Index Solution 2045 Portfolio, ING Index Solution 2040 Portfolio, ING Index Solution 2035 Portfolio, ING Index Solution 2030 Portfolio, ING Index Solution 2025 Portfolio, ING Index Solution 2020 Portfolio, and ING Index Solution 2015 Portfolio, in summary, the mix of investments in the Target Allocations will change over time and seek to produce reduced investment risk and preserve capital as the Portfolio approaches its Target Date.

Asset Allocation is No Guarantee Against Loss

Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from the historical performance and the assumptions used to form the asset allocations for the Portfolios. Furthermore, the Sub-Adviser’s allocation of the Portfolios’ assets may not anticipate market trends successfully. For example, weighting Underlying Funds that invest in equity securities too heavily during a stock market decline may result in a failure to preserve capital. Conversely, investing too heavily in Underlying Funds that invest in debt instruments during a period of stock market appreciation may result in lower total return.

There is a risk that you could achieve better returns by investing in an Underlying Fund or other mutual funds representing a single asset class than in the Portfolios.

Assets will be allocated among funds and markets based on judgments made by the Sub-Adviser/Consultant. There is a risk that the Portfolios may allocate assets to an asset class or market that underperforms other funds. For example, a Portfolio may be underweighted in assets or a market that is experiencing significant returns or overweighted in assets or a market with significant declines.

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MORE INFORMATION ABOUT THE PORTFOLIOS  (continued) Performance of the Underlying Funds Will Vary

The performance of the Portfolios depends upon the performance of the Underlying Funds, which are affected by changes in the economy and financial markets. The value of the Portfolios changes as the asset values of the Underlying Funds the Portfolios hold go up or down. The value of your shares will fluctuate and may be worth more or less than the original cost. The timing of your investment may also affect performance.

Additional Information About the Portfolios’ and/or the Underlying Funds’ Risks

All mutual funds involve risk - some more than others - and there is always the chance that you could lose money or not earn as much as you hope. Each Portfolio’s risk profile is largely a factor of the principal securities in which the Underlying Funds invest and investment techniques that the Underlying Funds use.

Below is a discussion of the risks associated with certain of the types of securities in which the Portfolios and/or the Underlying Funds may invest and certain of the investment practices that the Portfolios and/or the Underlying Funds may use. For more information about these and other types of securities and investment techniques that may be used by the Portfolios and/or the Underlying Funds, see the SAI.

Many of the investment techniques and strategies discussed in this Prospectus and in the SAI are discretionary which means that the adviser or sub-adviser of the Portfolios and/or the Underlying Funds can decide whether to use them. The Portfolios and/or the Underlying Funds may invest in these securities or use these techniques as part of their principal investment strategies. However, the adviser or sub-adviser may also use these investment techniques or make investments in securities that are not a part of the Portfolios’ and/or the Underlying Funds’ principal investment strategies.

For more information about principal risks that apply only to the Underlying Funds, please see “Key Information About the Underlying Funds.”

Asset Allocation.  Assets will be allocated among Underlying Funds and markets based on judgments by the Adviser. There is a risk that a portfolio may allocate assets to an Underlying Fund or asset class that underperforms other funds or asset classes.

Call.  During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, an Underlying Fund would experience a decline in income.

Commodities.  The operations and financial performance of companies in natural resources industries may be directly affected by commodity prices. This risk is exacerbated for those natural resources companies that own the underlying commodity. Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand, the impact of interest rate and inflation on production and demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices, which may lead to a reduction in production or supply, may also negatively impact the performance of companies in natural resources industries that are solely involved in the transportation, processing, storing, distribution or marketing of commodities. Volatility of commodity prices may also make it more difficult for companies in natural resources industries to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices.

Company.  The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Credit.  Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Credit Default Swaps.  A portfolio or an Underlying Fund may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the portfolio or an Underlying Fund pays a fee to protect against the risk that a security held by the portfolio or the Underlying Fund will default. As a seller of the swap, a portfolio or an Underlying Fund receives payment(s) in return for its obligation to pay the counterparty the full national value of the security in the event of a default of the security issuer. As a seller of a swap, a portfolio or an Underlying Fund would effectively add

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MORE INFORMATION ABOUT THE PORTFOLIOS  (continued) leverage to its portfolio because, in addition to its total net assets, a portfolio or an Underlying Fund would be subject to investment exposure on the notional value of the swap. Credit default swaps are largely unregulated and susceptible to liquidity, credit, and counterparty risks.

Currency.  To the extent that an Underlying Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad. As a result, an Underlying Fund’s investments in foreign currency or foreign currency-denominated securities may reduce the value of an Underlying Fund’s assets.

Derivative Instruments.  Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of a portfolio or an Underlying Fund and reduce its returns. Derivatives may not perform as expected, so a portfolio an Underlying Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose a portfolio an Underlying Fund to the risk of improper valuation. Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. The investment of a portfolio or an Underlying Fund’s assets required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a portfolio or an Underlying Fund; therefore, the purchase of certain derivatives may have an economic leveraging effect on a portfolio or an Underlying Fund; thus exaggerating any increase or decrease in the net asset value of a portfolio or an Underlying Fund. Investments in derivatives are generally negotiated over-the-counter with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability to perform its obligations and further that any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a portfolio or an Underlying Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or for prices that do not reflect current market value. A portfolio or an Underlying Fund’s adviser or sub-adviser might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains to a portfolio or an Underlying Fund.

Floating Rate Loans.  The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans and many floating rate loans are subject to restrictions on resale.

Foreign Investments/Developing and Emerging Markets.  To the extent an Underlying Fund invests in securities of issuers in markets outside the United States, its share price may be more volatile than if it invested in securities of issuers in the U.S. market due to, among other things, the following factors: comparatively unstable political, social and economic conditions, and limited or ineffectual judicial systems; comparatively small market sizes, making securities less liquid and securities prices more sensitive to the movements of large investors and more vulnerable to manipulation; governmental policies or actions, such as high taxes, restrictions on currency movements, replacement of currency, potential for default on sovereign debt, trade or diplomatic disputes, creation of monopolies, and the seizure of private property through confiscatory taxation and expropriation or nationalization of company assets; incomplete, outdated, or unreliable information about securities issuers due to less stringent market regulation and accounting standards; comparatively undeveloped markets and weak banking and financial systems; market inefficiencies, such as higher transaction costs, and administrative difficulties, such as delays in processing transactions; and fluctuations in foreign currency exchange rates, which could reduce gains or widen losses. In addition, foreign taxes could reduce the income available to distribute to shareholders, and special U.S. tax considerations could apply to foreign investments. Depositary receipts are subject to risks of foreign investments and might not always track the price of the underlying foreign security. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

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MORE INFORMATION ABOUT THE PORTFOLIOS  (continued)

Foreign investment risks typically are greater in developing and emerging markets than in developed markets, for such reasons as social or political unrest, heavy economic dependence on agriculture or exports (particularly commodities), undeveloped or overburdened infrastructures, vulnerability to natural disasters, significant and unpredictable government intervention in markets or the economy, currency devaluations, runaway inflation, environmental problems, and business practices that depart from norms for developed countries and less developed or liquid markets for securities generally.

High-Yield Securities.  Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments. Investments in high-yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt instruments, but they also typically entail greater potential price volatility and principal and income risk. The prices of high-yield securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. High-yield securities structured as zero-coupon or pay-in-kind securities tend to be more volatile. The secondary market in which high-yield securities are traded is generally less liquid than the market for higher grade bonds. At times of less liquidity, it may be more difficult to value high-yield securities.

Index Strategy.  The index selected may underperform the overall market and an Underlying Fund might fail to track its target index. The correlation between an Underlying Fund and index performance may be affected by the Underlying Fund’s expenses and the timing of purchases and redemptions of the Underlying Fund’s shares. An Underlying Fund’s actual holdings might not match the Index and the Underlying Fund’s effective exposure to index securities at any given time may not equal 100%.

Inflation-Indexed Bonds.  If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Interest Rate.  With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase an Underlying Fund’s exposure to risks associated with rising interest rates.

Liquidity.  If a security is illiquid, an Underlying Fund might be unable to sell the security at a time when an Underlying Fund’s manager might wish to sell, and the security could have the effect of decreasing the overall level of an Underlying Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount an Underlying Fund could realize upon disposition. An Underlying Fund may make investments that become less liquid in response to market developments or adverse investor perception. An Underlying Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Underlying Fund.

Market.  Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which the Underlying Funds invest. Rather, the market could favor securities to which the Underlying Funds are not exposed or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Underlying Funds costs and impair the ability of the Underlying Funds to achieve its investment objectives.

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MORE INFORMATION ABOUT THE PORTFOLIOS  (continued)

Market Capitalization.  Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies.  The main risk of investing in other investment companies, including exchange-traded funds (“ETFs”), is the risk that the value of the securities underlying an investment company might decrease. Because a portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the portfolio.

Other investment companies include ETFs and Holding Company Depositary Receipts (“HOLDRs”), among others. ETFs are exchange-traded investment companies that are, in many cases, designed to provide investment results corresponding to an index. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Additional risks of investments in ETFs include: (i) the market price of an ETF’s shares may trade at a discount to its net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading may be halted if the listing exchanges’ officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value.

Real Estate Companies and Real Estate Investment Trusts (“REITs”).  Investing in real estate companies and REITs may subject an Underlying Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property. Some REITs may invest in a limited number of properties, in a narrow geographic area or in a single property type, which increases the risk that an Underlying Fund could be unfavorably affected by the poor performance of a single investment or investment type. These companies are also sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. Borrowers could default on or sell investments the REIT holds, which could reduce the cash flow needed to make distributions to investors. In addition, REITs may also be affected by tax and regulatory requirements in that a REIT may not qualify for preferential tax treatments or exemptions. REITs require specialized management and pay management expenses.

Sovereign Debt.  These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

Additional Risks

The discussion below also includes risks that are not considered to be principal risks of a Portfolio, but are considered to be relevant to each Portfolio or an Underlying Fund (including risks arising from a Portfolio’s investments in Underlying Funds).

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MORE INFORMATION ABOUT THE PORTFOLIOS  (continued)

Counterparty.  The entity with which a portfolio or an Underlying Fund conducts portfolio-related business (such as trading or securities lending), or that underwrites, distributes or guarantees investments or agreements that the portfolio or the Underlying Fund owns or is otherwise exposed to, may refuse or may become unable to honor its obligations under the terms of a transaction or agreement. As a result, a portfolio or an Underlying Fund may sustain losses and be less likely to achieve its investment objective. These risks may be greater when engaging in over-the-counter transactions.

Duration.  One measure of risk for fixed-income securities is duration. Duration measures the sensitivity of a bond’s price to interest rate movements and is one of the tools used by a portfolio manager in selection of fixed-income securities. Historically, the maturity of a bond was also used as a proxy for the sensitivity of a bond’s price to changes in interest rates, otherwise known as a bond’s interest rate risk or volatility. According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of average life of a bond on a present value basis which was developed to incorporate a bond’s yield, coupons, final maturity and call features into one measure. As a point of reference, the duration of a noncallable 7% coupon bond with a remaining maturity of 5 years is approximately 4.5 years and the duration of a noncallable 7% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation. For example, the price of a bond with an average duration of 4.5 years would be expected to fall approximately 4.5% if interest rates rose by one percentage point. Conversely, the price of a bond with an average duration of 4.5 years would be expected to rise approximately 4.5% if interest rates drop by one percentage point.

Increase in Expenses.  Your actual cost of investing in a portfolio may be higher or lower than the expenses shown in the portfolio’s “Annual Portfolio Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if a portfolio’s Acquired Fund Fees and Expenses increase as a result of the decrease in the Underlying Funds’ assets. The Underlying Funds’ assets may decrease and Underlying Funds expense ratios increase for many reasons, including volatility in the Underlying Funds’ net asset value caused by volatility in the secondary markets for assets in which the Underlying Funds invests.

Manager.  A portfolio, and each Underlying Fund (except index funds), is subject to manager risk because it is an actively managed investment portfolio. The adviser, the sub-adviser, or each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for a portfolio or an Underlying Fund, but there can be no guarantee that these will produce the desired results.

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS

The Portfolios seek to meet their investment objectives by allocating their assets among the Underlying Funds. Because the Portfolios invest in the Underlying Funds, shareholders will be affected by the investment strategies of each Underlying Fund. Information is provided below as of the date of this Prospectus regarding each Underlying Fund, including its investment adviser, sub-adviser, investment objective, main investments and main risks. This information is intended to provide potential investors in the Portfolios with information that they may find useful in understanding the investment history and risks of the Underlying Funds.

You should note that the adviser or sub-adviser (if applicable) may or may not invest in each of the Underlying Funds listed. Further, over time, the Portfolios will alter their allocation of assets among the Underlying Funds and may add or remove Underlying Funds that are considered for investment. Therefore, it is not possible to predict the extent to which the Portfolios will be invested in each Underlying Fund at any one time. As a result, the degree to which the Portfolios may be subject to the risks of a particular Underlying Fund will depend on the extent to which the Portfolios have invested in the Underlying Fund.

Affiliated Underlying Funds

Underlying Fund: ING Emerging Markets Index Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of an index that measures the investment return of emerging markets securities (“Index”).

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies, which are at the time of purchase, included in an Index that measures the investment return of emerging markets securities; depositary receipts representing securities in the Index; convertible securities that are convertible into stocks included in the Index; other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components; and exchange-traded funds. Under normal market conditions, the portfolio invests all, or substantially all of its assets in these securities. The portfolio currently invests principally in equity securities and employs a “passive management” approach designed to track the performance of the Index (currently MSCI Emerging Markets IndexSM (“Index”)). As of February 28, 2013, a portion of the Index was concentrated in the financials sector (including a focus in the commercial banks industry). The portfolio is non-diversified, which means it may invest a significant portion of its assets in a single issuer. The portfolio may invest in other investment companies to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, concentration, convertible securities, credit, currency, derivative instruments, focused investing, foreign investments/developing and emerging markets, index strategy, interest rate, issuer non-diversification, liquidity, market, market capitalization, other investment companies, and securities lending.

Underlying Fund: ING Euro STOXX 50® Index Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the EURO STOXX 50® Index (“Index”).

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies which are, at the time of purchase, included in the Index, convertible securities that are convertible into stocks included in the Index, other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components and exchange-traded funds. Under normal market conditions, the portfolio invests all, or substantially all of its assets in these securities. The portfolio invests principally in common stocks and employs a “passive management” approach designed to track the performance of the Index. As of February 28, 2013, a portion of the Index was concentrated in the financials sector. The portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the portfolio’s

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued) cash position. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, concentration, convertible securities, credit, currency, derivative instruments, foreign investments, index strategy, interest rate, liquidity, market, market capitalization, other investment companies, and securities lending.

Underlying Fund: ING FTSE 100 Index® Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the FTSE 100 Index® (“Index”).

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies which are, at the time of purchase, included in the Index, convertible securities that are convertible into stocks included in the Index, other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components, and exchange-traded funds. Under normal market conditions, the portfolio invests all, or substantially all of its assets in these securities. The portfolio invests principally in common stocks and employs a “passive management” approach designed to track the performance of the Index. As of February 28, 2013, portions of the Index were focused in the consumer staples sector, the energy sector (including the oil, gas, and consumable fuels industry), and the financials sector (including the commercial banks industry). The portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the portfolio’s cash position. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio is non-diversified, which means it may invest a significant portion of its assets in a single issuer. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, convertible securities, credit, currency, derivative instruments, focused investing, foreign investments, index strategy, interest rate, issuer non-diversification, liquidity, market, market capitalization, other investment companies, and securities lending.

Underlying Fund: ING Hang Seng Index Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Hang Seng Index (“Index”).

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies which are, at the time of purchase, included in the Index, convertible securities that are convertible into stocks included in the Index, other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components, and exchange-traded funds. Under normal market conditions, the portfolio invests all, or substantially all of its assets in these securities. The portfolio invests principally in common stocks and employs a “passive management” approach designed to track the performance of the Index. As of February 28, 2013, a portion of the Index was concentrated in the financials sector (including the commercial banks industry). The portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the portfolio’s cash position. The portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio is non-diversified, which means it may invest a significant portion of its assets in a single issuer. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued)

Main Risks: Company, concentration, convertible securities, credit, currency, derivative instruments, foreign investments/developing and emerging markets, index strategy, interest rate, issuer non-diversification, liquidity, market, market capitalization, other investment companies, and securities lending.

Underlying Fund: ING International Index Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of a widely accepted international index (“Index”).

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies which are, at the time of purchase, included in the Index, convertible securities that are convertible into stocks included in the Index, other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components, and exchange-traded funds. Under normal market conditions, the portfolio invests all, or substantially all of its assets in these securities. The portfolio invests principally in common stocks and employs a “passive management” approach designed to track the performance of the Index (currently, the MSCI - Europe, Australasia, and Far East® (“MSCI EAFE® ”) Index). As of February 28, 2013, a portion of the MSCI EAFE® Index was concentrated in the financials sector. The portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the portfolio’s cash position. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, concentration, convertible securities, credit, currency, derivative instruments, foreign investments/developing and emerging markets, index strategy, interest rate, liquidity, market, market capitalization, other investment companies, and securities lending.

Underlying Fund: ING Japan TOPIX Index® Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Tokyo Stock Price Index® (“Index”).

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies which are, at the time of purchase, included in the Index, convertible securities that are convertible into stocks included in the Index, other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components, and exchange-traded funds. Under normal market conditions, the portfolio invests all, or substantially all of its assets in these securities. The portfolio invests principally in common stocks and employs a “passive management” approach designed to track the performance of the Index. As of February 28, 2013, portions of the Index were focused in the consumer discretionary sector, the financials sector, and the industrials sector. The portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the portfolio’s cash position. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, convertible securities, credit, currency, derivative instruments, focused investing, foreign investments, index strategy, interest rate, liquidity, market, market capitalization, other investment companies, and securities lending.

Underlying Fund: ING RussellTM Large Cap Growth Index Portfolio

Investment Adviser: ING Investments, LLC

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued)

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Top 200® Growth Index (“Index”).

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies which are, at the time of purchase, included in the Index, convertible securities that are convertible into stocks included in the Index, other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components, and exchange-traded funds. Under normal market conditions, the portfolio invests all, or substantially all of its assets in these securities. The portfolio invests principally in common stocks and employs a “passive management” approach designed to track the performance of the Index. As of February 28, 2013, a portion of the Index was concentrated in the information technology sector. The portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the portfolio’s cash position. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, concentration, convertible securities, credit, derivative instruments, growth investing, index strategy, interest rate, liquidity, market, other investment companies, and securities lending.

Underlying Fund: ING RussellTM Large Cap Index Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Top 200® Index (“Index”).

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies which are, at the time of purchase, included in the Index, convertible securities that are convertible into stocks included in the Index, other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components, and exchange-traded funds. Under normal market conditions, the portfolio invests all, or substantially all of its assets in these securities. The portfolio invests principally in common stocks and employs a “passive management” approach designed to track the performance of the Index. As of February 28, 2013, portions of the Index were focused in the financials sector and in the information technology sector. The portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the portfolio’s cash position. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, convertible securities, credit, derivative instruments, focused investing, index strategy, interest rate, liquidity, market, other investment companies, and securities lending.

Underlying Fund: ING RussellTM Large Cap Value Index Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Top 200® Value Index (“Index”).

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies which are, at the time of purchase, included in the Index, convertible securities that are convertible into stocks included in the Index, other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components, and exchange-traded funds. Under normal market conditions, the portfolio

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued) invests all, or substantially all of its assets in these securities. The portfolio invests principally in common stocks and employs a “passive management” approach designed to track the performance of the Index. As of February 28, 2013, a portion of the Index was concentrated in the financials sector and a portion of the Index was focused in the energy sector (including the oil, gas, and consumable fuels industry). The portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the portfolio’s cash position. The portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, concentration, convertible securities, credit, derivative instruments, focused investing, index strategy, interest rate, liquidity, market, other investment companies, securities lending, and value investing.

Underlying Fund: ING RussellTM Mid Cap Growth Index Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Midcap® Growth Index (“Index”).

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies which are, at the time of purchase, included in the Index, convertible securities that are convertible into stocks included in the Index, other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components, and exchange-traded funds. Under normal market conditions, the portfolio invests all, or substantially all of its assets in these securities. The portfolio invests principally in common stocks and employs a “passive management” approach designed to track the performance of the Index. As of February 28, 2013, a portion of the Index was concentrated in the consumer discretionary sector; and portions of the Index were focused in the industrials sector and the information technology sector. The portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the portfolio’s cash position. The portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, concentration, convertible securities, credit, derivative instruments, focused investing, growth investing, index strategy, interest rate, liquidity, market, mid-capitalization company, other investment companies, and securities lending.

Underlying Fund: ING RussellTM Mid Cap Index Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Midcap® Index (“Index”).

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies which are, at the time of purchase, included in the Index, convertible securities that are convertible into stocks included in the Index, other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components, and exchange-traded funds. Under normal market conditions, the portfolio invests all, or substantially all of its assets in these securities. The portfolio invests principally in common stocks and employs a “passive management” approach designed to track the performance of the Index. As of February 28, 2013, portions of the Index were focused in the consumer discretionary sector and the financials sector. The portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued) equity exposure to the portfolio’s cash position. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, convertible securities, credit, derivative instruments, focused investing, index strategy, interest rate, liquidity, market, mid-capitalization company, other investment companies, and securities lending.

Underlying Fund: ING RussellTM Small Cap Index Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell 2000® Index (“Index”).

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies which are, at the time of purchase, included in the Index, convertible securities that are convertible into stocks included in the Index, other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components, and exchange-traded funds. Under normal market conditions, the portfolio invests all, or substantially all of its assets in these securities. The portfolio invests principally in common stocks and employs a “passive management” approach designed to track the performance of the Index. As of February 28, 2013, portions of the Index were focused in the financials sector, the industrials sector, and the information technology sector. The portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the portfolio’s cash position. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, convertible securities, credit, derivative instruments, focused investing, index strategy, interest rate, liquidity, market, other investment companies, securities lending, and small-capitalization company.

Underlying Fund: ING U.S. Bond Index Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Barclays Capital U.S. Aggregate Bond Index (“Index”).

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in investment-grade debt instruments, rated at least A by Moody’s Investors Service, Inc. or at least A by Standard & Poor’s Ratings Services, or of comparable quality if unrated which are, at the time of purchase, included in the Index, derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components, and exchange-traded funds. Under normal market conditions, the portfolio invests all, or substantially all of its assets in these securities. To Be Announced purchase commitments (“TBA”) shall be deemed included in the Index upon entering into the contract for the TBA if the underlying securities are included in the Index. The portfolio maintains a weighted average effective duration within one year on either side of the duration of the Index, which generally ranges between 3.5 and 6 years. The portfolio may also invest in futures and other derivatives as a substitute for the sale or purchase of debt securities in the Index and to provide fixed-income exposure to the portfolio’s cash position. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued)

Main Risks: Credit, derivative instruments, index strategy, interest rate, investment model, liquidity, mortgage- and/or asset-backed securities, other investment companies, prepayment and extension, securities lending, and U.S. government securities and obligations.

Underlying Fund: ING U.S. Stock Index Portfolio

Investment Adviser: Directed Services LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Total return.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies included in the S&P 500® Index (“Index”) or equity securities of companies that are representative of the Index (including derivatives). The portfolio invests principally in common stocks and employs a “passive management” approach designed to track the performance of the Index, which is denominated by stocks of large U.S. companies. The portfolio usually attempts to replicate the target index by investing all, or substantially all, of its assets in stocks that make up the Index. The portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the portfolio’s cash position. In the event that the portfolio’s market value is $50 million or less, in order to replicate investment in stocks listed on the Index, the sub-adviser may invest the entire amount of the portfolio’s assets in index futures, in exchange-traded funds, or in a combination of index futures and exchange-traded funds, subject to any limitation on the portfolio’s investments in such securities. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, derivative instruments, index strategy, liquidity, market, other investment companies, and securities lending.

Unaffiliated Underlying Funds

Underlying Fund: iShares® MSCI Emerging Markets Index Fund

Investment Adviser: BlackRock Fund Advisors

Investment Objective: The fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Emerging Markets IndexSM (“Index”).

Main Investments: The Index is designed to measure equity market performance in the global emerging markets. Components primarily include energy, financial, information technology, and materials companies. The components of the Index, and the degree to which these components represent certain industries, may change over time.The adviser uses a “passive” or indexing approach to try to achieve the fund’s investment objective. Unlike many investment companies, the fund does not try to beat the Index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued. Indexing may eliminate the chance that the fund will substantially outperform the Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies. The fund generally invests at least 90% of its assets in the securities of the Index and in depositary receipts representing securities in the Index. The fund invests all of its assets that are invested in India in a wholly-owned subsidiary located in the Republic of Mauritius. The fund may invest the remainder of its assets in other securities, including securities not in the Index but which the adviser believes will help the fund track the Index, an in other investments, including futures contracts, options on futures contracts, other types of options and swaps related to the Index, as well as cash and cash equivalents, including shares of money market funds advised by the adviser or its affiliates. The adviser uses a representative sampling indexing strategy to manage the fund. The fund may lend securities up to one-third of the value of the fund’s total assets (including the value of the collateral received).

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued)

Representative Sampling: Representative sampling is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Index. The fund may or may not hold all of the securities in the Index.

Industry Concentration Policy: The fund will concentrate its investments ( i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by the U.S. government securities are not considered to be issued by members of any industry.

Main Risks: Company, concentration, currency, derivative instruments, foreign investments/developing and emerging markets, index strategy, issuer non-diversification, liquidity, market, market capitalization, other investment companies, and securities lending.

Underlying Fund: SPDR® Barclays Capital High Yield Bond ETF

Investment Adviser: SSgA Fund Management, Inc.

Investment Objective: Seeks investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the U.S. high yield corporate bond market.

Main Investments: The fund invests substantially all, but at least 80%, of its total assets in the securities comprising the Barclays Capital High Yield Very Liquid Index (“Index”) or in securities that are substantially identical to the economic characteristics of the securities that comprise the Index. In addition, the fund may invest in debt securities that are not included in the Index, cash and cash equivalents, or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the adviser). The Index is designed to measure the performance of publicly issued U.S. dollar denominated high-yield corporate bonds with above-average liquidity. High-yield securities are generally rated below investment-grade and are commonly referred to as “junk bonds”. The Index includes publicly issued U.S. dollar denominated, non-investment-grade, fixed-rate, taxable corporate bonds that have a remaining maturity of at least 1 year, regardless of optionality, are rated high-yield (Ba1/BB+/BB+ or below) using the middle rating of Moody’s Investors Service, Inc., Fitch Inc., or Standard & Poor’s, Inc., respectively, and have $600 million or more of outstanding face value. Only the largest issue of each issuer with a maximum age of three years can be included in the Index. In addition, securities must be registered or issued under Rule 144A of the Securities Act of 1933, as amended. Original issue zero-coupon bonds, step-up coupons, and coupons that change according to a predetermined schedule are also included. The Index includes only corporate sectors. The corporate sectors are industrial, utility, and financial institutions. Excluded from the Index are non-corporate bonds, structured notes with embedded swaps or other special features, private placements, bonds with equity-type features ( e.g .., warrants, convertibility), floating-rate issues, eurobonds, defaulted bonds, payment in kind securities and emerging market bonds.

Main Risks: Credit, derivative instruments, high-yield securities, index strategy, interest rate, issuer non-diversification, and over-the-counter investments.

Underlying Fund: Vanguard FTSE Emerging Markets ETF (formerly, Vanguard MSCI Emerging Markets ETF)

Investment Adviser: The Vanguard Group, Inc.

Investment Objective: Seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in emerging market countries.

Main Investments: The fund employs a “passive management” - or indexing - investment approach by investing substantially all (normally about 95%) of its assets in the common stocks included in the FTSE Emerging Transition Index (which is a dynamic index that represents the components of the FTSE Emerging Index plus South Korean equity exposure), while employing a form of sampling to reduce risk. The FTSE Emerging Transition Index includes approximately 795 common stocks of companies located in emerging markets around the world.

Main Risks: Company, currency, foreign investments/developing and emerging markets, index strategy, liquidity, market, and market capitalization.

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued)

MORE INFORMATION ABOUT PRINCIPAL RISKS THAT APPLY ONLY TO THE UNDERLYING FUNDS

The following are principal risks that apply only to the Underlying Funds:

Concentration in Banking Industry.  As a result of an Underlying Fund “concentrating,” as that term is defined in the 1940 Act, its assets in securities related to a particular industry, the Underlying Fund may be subject to greater market fluctuations than a fund that has securities representing a broader range of investment alternatives. If securities of the particular industry as a group fall out of favor, an Underlying Fund could underperform funds that have greater industry diversification. When an Underlying Fund is concentrated in the banking industry, the risks include, but are not limited to, credit risk, interest rate risk, and regulatory risk. Banks and other financial institutions can be affected by such factors as downturns in the U.S. and foreign economies, the deterioration or failure of other financial institutions, and changes in banking or securities regulations. Changes in legislation in past years have increased competition in the industry. Interest rate changes can have a significant impact on the banking industry, particularly on banks that face exposure to credit losses.

Concentration in Natural Resources Industry.  As a result of an Underlying Fund “concentrating,” as that term is defined in the 1940 Act, its assets in securities related to a particular industry, an Underlying Fund may be subject to greater market fluctuations than a fund that has securities representing a broader range of investment alternatives. If securities of the particular industry as a group fall out of favor, an Underlying Fund could underperform funds that have greater industry diversification. Securities of companies involved in natural resources may be subject to broad price fluctuations, reflecting volatility of energy and basic materials’ prices and possible instability of supply of various natural resources. In addition, some companies may be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazards associated with natural resources, such as fire, drought, and increased regulatory and environmental costs. The production and marketing of natural resources may be affected by action and changes in governments.

Concentration in Technology Sector.  As a result of an Underlying Fund “concentrating,” as that term is defined in the 1940 Act, its assets in securities related to a particular industry, an Underlying Fund may be subject to greater market fluctuations than a fund that has securities representing a broader range of investment alternatives. If securities of the particular industry as a group fall out of favor, an Underlying Fund could underperform funds that have greater industry diversification. Some of the risks of investing in companies in the technology sector are that they may face special risks that their products or services may not prove to be commercially successful. Technology related companies are also strongly affected by worldwide scientific or technological developments. As a result, technology companies may be vulnerable to obsolescence of existing technology, expired patents, short product cycles, price competition, market saturation and new market entrants. Many technology companies are smaller companies that may have limited business lines and limited financial resources, making them highly vulnerable to business and economic risks. Such companies are also often subject to governmental regulation and may, therefore, be adversely affected by governmental policies. Last, securities of companies involved in the technology sector may be subject to broad price fluctuations.

Convertible Securities.  Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.

The value of a convertible security will normally fluctuate in some proportion to changes in the value of the underlying security because of the conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying security. A convertible security may also provide income and be subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk. In the event the issuer of a convertible security is unable to meet its financial obligations, declares bankruptcy, or becomes insolvent, an Underlying Fund could lose money. An Underlying Fund may be forced to convert a convertible security before it otherwise would do so, which may decrease the Underlying Fund’s returns.

Focused Investing.  To the extent that an Underlying Fund invests a substantial portion of its assets in a particular industry, sector, market segment, or geographical area, its investments will be sensitive to developments in that industry, sector, market segment, or geographical area. An Underlying Fund assumes the risk that changing economic conditions; changing

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued) political or regulatory conditions; or natural and other disasters affecting the particular industry, sector, market segment, or geographical area in which the Underlying Fund focuses its investments could have a significant impact on its investment performance and could ultimately cause the Underlying Fund to underperform, or be more volatile than, other funds that invest more broadly.

Growth Investing.  Prices of growth stocks typically reflect high expectations for future company growth, and may fall quickly and significantly if investors suspect that actual growth may be less than expected. Growth companies typically lack any dividends that might cushion price declines. Growth stocks tend to be more volatile than value stocks, and may underperform the market as a whole over any given time period. Growth-oriented stocks typically sell at relatively high valuations as compared to other types of securities. Securities of growth companies may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth potential, they usually invest a high portion of earnings in their business, and they may lack the dividends of value stocks that can cushion stock prices in a falling market. The market may not favor growth-oriented stocks or may not favor equities at all. In addition, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth. Historically, growth-oriented stocks have been more volatile than value-oriented stocks.

Investment by Other Funds.  Various other mutual funds and/or funds-of-funds, including some ING funds, are allowed to invest in an Underlying Fund. In some cases, an Underlying Fund may serve as a primary or significant investment vehicle for a fund-of-fund. If the purchases, redemptions or rebalancing in these other funds result in large inflows or outflows of cash from the Underlying Fund, the Underlying Fund could be required to sell securities or invest cash at times, or in ways, that could hurt its performance, speed the realization of capital gains, or increase transaction costs. While it is very difficult to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, these transactions could also increase transaction costs or portfolio turnover. The adviser or sub-adviser will monitor transactions by the funds-of-funds and will attempt to minimize any adverse effects on an Underlying Fund and funds-of-funds as a result of these transactions. So long as an Underlying Fund accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

Investment Model.  Certain Underlying Funds invest based on a model implemented by the Underlying Fund’s manager. The manager’s proprietary model may not adequately address existing or unforeseen market factors or the interplay between such factors. The proprietary models used by an Underlying Fund’s manager to evaluate securities or securities markets are based on the manager’s understanding of the interplay of market factors and do not assure successful investment. The markets, or the price of individual securities, may be affected by factors not foreseen in developing the models.

Issuer Non-Diversification.  One or more of the Underlying Funds may be classified as a “non-diversified” investment company and, therefore, is subject to the risks of focusing investments in a small number of issuers, industries or foreign currencies, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Underlying Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than Underlying Funds that are “diversified.” Even though classified as non-diversified, an Underlying Fund may actually maintain a portfolio that is diversified with a large number of issuers. In such an event, the Underlying Fund would benefit less from appreciation in a single issuer than if it had greater exposure to that issuer.

Mid-Capitalization Company.  Investments in mid-capitalization companies may involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

Mortgage- and/or Asset-Backed Securities.  Defaults on or low credit quality or liquidity of the underlying assets of the asset-backed (including mortgage-backed) securities held by an Underlying Fund may impair the value of the securities. There may be limitations on the enforceability of any security interest granted with respect to those underlying assets. These securities also present a higher degree of prepayment and extension risk and interest rate risk than do other types of fixed-income securities. Because of prepayment risk and extension risk, small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain asset-backed securities. The value of longer-term securities generally changes more in response to changes in interest rates than shorter term securities.

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued)

During an economic downturn, the mortgages, commercial or consumer loans, trade or credit card receivables, installment purchase obligations, leases, or other debt obligations underlying an asset-backed security may experience an increase in defaults as borrowers experience difficulties in repaying their loans which may cause the valuation of such securities to be more volatile and may reduce the value of such securities. These risks are particularly heightened for investments in asset-backed securities that contain sub-prime loans which are loans made to borrowers with weakened credit histories and often have higher default rates.

Over-the-Counter Investments.  Investments purchased over-the-counter (“OTC”), including securities and derivatives, can involve greater risks than securities traded on recognized stock exchanges. OTC securities are generally securities of smaller or newer companies that may have limited product lines and markets compared to larger companies. They also can have less management depth, more reliance on key personnel, and less access to capital and credit. OTC securities tend to trade less frequently and in lower volume, and as a result have greater liquidity risk. Many of the protections afforded to participants on some organized exchanges, such as the performance guarantee of an exchange clearing house, are not available in connection with OTC derivatives transactions. Additionally, OTC investments are generally purchased either directly from a dealer or in negotiated transactions with the issuer and as such may expose an Underlying Fund to counterparty risk.

Prepayment and Extension.  Prepayment risk is the risk that principal on mortgages or other loan obligations underlying a security may be repaid prior to the stated maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. Extension risk is the risk that an issuer will exercise its right to repay principal on an obligation held by an Underlying Fund later than expected, which may decrease the value of the obligation and prevent an Underlying Fund from investing expected repayment proceeds in securities paying yields higher than the yields paid by the securities that were expected to be repaid.

Securities Lending.  Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that an Underlying Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that an Underlying Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

To generate additional income, an Underlying Fund may lend securities to financial institutions that are believed to be creditworthy by its adviser. When lending securities, an Underlying Fund will receive cash or U.S. government securities as collateral.

When an Underlying Fund lends its securities, it is responsible for investing the cash it receives as collateral from the borrower, and an Underlying Fund could incur losses in connection with the investment of such collateral, often referred to as “investment risk.” An Underlying Fund will minimize investment risk by limiting the investment of cash collateral to high quality instruments of short maturity.

An Underlying Fund may also lose money from the failure of a borrower to return a borrowed security in a timely manner, often referred to as “borrower default risk.” In the event of a borrower default, an Underlying Fund will be protected to the extent an Underlying Fund is able to exercise its rights in the collateral promptly and the value of such collateral is sufficient to purchase replacement securities. In addition, an Underlying Fund will be protected by its securities lending agent, which has agreed to indemnify the portfolio from losses resulting from borrower default.

Small-Capitalization Company.  Investments in small-capitalization companies may involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volume typical on a national securities exchange.

U.S. Government Securities and Obligations.  U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored enterprises. U.S. government securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. Some U.S. government securities are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. These include direct obligations of the U.S. Treasury such as U.S. Treasury notes, bills and bonds, as well as indirect obligations including certain securities of the Government National Mortgage Association, the Small Business Administration, and the Farmers Home Administration, among others. Other U.S. government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury, including certain securities of the Federal Financing Bank, the Federal Home Loan Bank, and the U.S. Postal Service. Still other agencies and instrumentalities

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued) are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. government. These include securities issued by the Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation, and the Federal Farm Credit Bank, among others. Consequently, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. No assurance can be given that the U.S. government would provide financial support to such agencies if it is not obligated to do so by law. U.S. government securities may be subject to varying degrees of credit risk and all U.S. government securities may be subject to price declines due to changing interest rates. Securities directly supported by the full faith and credit of the U.S. government have less credit risk.

Value Investing.  Securities that appear to be undervalued may never appreciate to the extent expected. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings and industrial production. The sub-adviser may be wrong in its assessment of a company’s value and the securities an Underlying Fund holds may not reach their full values. A particular risk of an Underlying Fund’s value approach is that some holdings may not recover and provide the capital growth anticipated or a security judged to be undervalued may actually be appropriately priced. The market may not favor value-oriented securities and may not favor equities at all. During those periods, an Underlying Fund’s relative performance may suffer.

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PORTFOLIO HOLDINGS INFORMATION

Portfolio Holdings Information

A description of each Portfolio’s policies and procedures regarding the release of portfolio holdings information is available in the Portfolios’ SAI. Portfolio holdings information can be reviewed online at www.INGInvestment.com.

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MANAGEMENT OF THE PORTFOLIOS

The Investment Adviser

DSL, a Delaware limited liability company, serves as the investment adviser to each of the Portfolios. DSL has overall responsibility for the management of the Portfolios. DSL provides or oversees all investment advisory and portfolio management services for the Portfolios and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. DSL is registered with the SEC as an investment adviser and with Financial Industry Regulatory Authority (“FINRA”) as a broker-dealer.

The Adviser is an indirect, wholly-owned subsidiary of ING U.S., Inc. (“ING U.S.”). ING U.S. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries. As of the date of this Prospectus, ING U.S. is a wholly-owned subsidiary of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin, with operations in more than 40 countries.

In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including ING U.S., before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep must divest at least 25% of ING U.S. by the end of 2013, more than 50% by the end of 2014, and the remaining interest by the end of 2016 (such divestment, the “Separation Plan”).

On November 9, 2012, ING U.S. filed a Registration Statement on Form S-1 (the “Form S-1”) with the U.S. Securities and Exchange Commission (“SEC”) to register an initial public offering of ING U.S. common stock (the “IPO”). Following an IPO, ING Groep would likely continue to own a majority of the common stock of ING U.S. Subsequent to an IPO, ING Groep would likely sell its controlling ownership interest in ING U.S. over time. While the base case for the Separation Plan is the IPO, all options remain open and it is possible that ING Groep’s divestment of ING U.S. may take place by means of a sale to a single buyer or group of buyers. Notwithstanding the filing of the Form S-1, there can be no assurance that the IPO will occur.

It is anticipated that one or more of the transactions contemplated by the Separation Plan would result in the automatic termination of the existing advisory and sub-advisory agreements under which the Adviser and sub-adviser(s) provide services to each Portfolio. In order to ensure that the existing investment advisory and sub-advisory services can continue uninterrupted, the Board approved new advisory and sub-advisory agreements for the Portfolios, as applicable, in connection with the IPO. In addition, shareholders of ING Index Solution 2020 Portfolio, ING Index Solution 2030 Portfolio, ING Index Solution 2040 Portfolio, and ING Index Solution 2050 Portfolio, approved the new investment advisory and sub-advisory agreements prompted by the IPO, as well as any future advisory and sub-advisory agreements prompted by the Separation Plan that are approved by the Board and whose terms are not be materially different from the current agreements. This means that shareholders may not have another opportunity to vote on a new agreement with the Adviser or an affiliated sub-adviser even if they undergo a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of ING U.S.

On March 18, 2013, shareholders of ING Index Solution Income Portfolio, ING Index Solution 2015 Portfolio, ING Index Solution 2025 Portfolio, ING Index Solution 2035 Portfolio; ING Index Solution 2045 Portfolio and ING Index Solution 2055 Portfolio were sent a proxy statement asking them to approve new investment advisory and sub-advisory agreements prompted by the IPO, as well as any future advisory and sub-advisory agreements prompted by the Separation Plan that are approved by the Board and whose terms are not be materially different from the current agreements. If this proposal is approved, shareholders may not have another opportunity to vote on a new agreement with the Adviser or an affiliated sub-adviser even if they undergo a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of ING U.S.

The Separation Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of ING U.S. and its subsidiaries, including the Adviser and affiliated entities that provide services to the Portfolios, and may cause, among other things, interruption of business operations or services, diversion of management’s attention from day-to-day operations, reduced access to capital, and loss of key employees or customers. The completion of the Separation Plan is expected to result in the Adviser’s loss of access to the resources of ING Groep, which could adversely

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MANAGEMENT OF THE PORTFOLIOS  (continued) affect its business. It is anticipated that ING U.S., as a stand-alone entity, may be a publicly held U.S. company subject to the reporting requirements of the Securities Exchange Act of 1934 as well as other U.S. government and state regulations, and subject to the risk of changing regulation.

During the time that ING Groep retains a majority interest in ING U.S., circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep by European and other authorities, may also affect ING U.S. A failure to complete the Separation Plan could create uncertainty about the nature of the relationship between ING U.S. and ING Groep, and could adversely affect ING U.S. and the Adviser and its affiliates. Currently, the Adviser and its affiliates do not anticipate that the Separation Plan will have a material adverse impact on their operations or the Portfolios and their operations.

DSL’s principal office is located at 1475 Dunwoody Drive, West Chester, PA 19380. As of December 31, 2012, DSL managed approximately $42.1 billion in registered investment company assets.

Management Fees

DSL receives an annual fee for its advisory services to the Portfolios based on the average daily net assets of each of the Portfolios.

The following table shows the aggregate annual management fee paid by each Portfolio for the most recent fiscal year as a percentage of that Portfolio’s average daily net assets.

Management Fees
ING Index Solution Income Portfolio[1]	0.10%
ING Index Solution 2015 Portfolio[1]	0.10%
ING Index Solution 2020 Portfolio[2]	0.10%
ING Index Solution 2025 Portfolio[1]	0.10%
ING Index Solution 2030 Portfolio[2]	0.10%
ING Index Solution 2035 Portfolio[1]	0.10%
ING Index Solution 2040 Portfolio[2]	0.10%
ING Index Solution 2045 Portfolio[1]	0.10%
ING Index Solution 2050 Portfolio[2]	0.10%
ING Index Solution 2055 Portfolio[1]	0.10%

1	On March 18, 2013, shareholders of the Portfolio were sent a proxy statement, which asked shareholders to approve a revision to each Portfolio’s Management Fee structure from 0.10% of the Portfolio’s average daily net assets to a “bifurcated” fee structure (the “Amended Fee Structure”), which would modify the fees payable to the Adviser as follows: 0.10% of the Portfolio’s average daily net assets invested in Underlying Funds within the ING Funds complex; and 0.30% of the Portfolio’s average daily net assets in direct investments which include, but are not limited to, exchange-traded funds; securities issued by non-investment company issuers, such as operating companies; and derivative instruments. There is no guarantee that shareholders will approve the Amended Fee Structure, in which case the Portfolio will continue to operate under the current fee structure. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Portfolio’s Prospectus which will be available on the Portfolio’s website at ww.INGFunds.com/vp/literature.

2	Effective April 30, 2013, each Portfolio’s Management Fee was revised to a “bifurcated fee” structure as follows: 0.10% of the Portfolio’s average daily net assets invested in Underlying Funds within the ING Funds complex; and 0.30% of the Portfolio’s average daily net assets in direct investments which include, but are not limited to, exchange-traded funds; securities issued by non-investment company issuers, such as operating companies; and derivative instruments.

For information regarding the basis for the Board’s approval of the investment advisory relationships, please refer to the Portfolios’ annual shareholder report dated December 31, 2012. For information regarding the basis for the Board’s approval of the investment sub-advisory relationships, please refer to the Portfolios’ semi-annual shareholder report to be dated June 30, 2013.

The Adviser may act as a “manager-of-managers” for the Portfolios and may engage one or more sub-advisers to provide day to day management of the Portfolios. The Adviser may delegate to a sub-adviser the responsibility for investment management, subject to the Adviser’s oversight. The Adviser would be responsible for monitoring the investment program and performance of any sub-adviser of the Portfolios.

From time to time, the Adviser may also recommend the appointment of additional sub-advisers or replacement of non-affiliated sub-advisers to the Portfolios’ Board. It is not expected that DSL would normally recommend replacement of an affiliated sub-adviser as part of its oversight responsibilities. The Portfolios and the Adviser have received exemptive relief from the SEC to permit the Adviser, with the approval of Portfolios’ Board, to appoint an additional non-affiliated sub-adviser or

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MANAGEMENT OF THE PORTFOLIOS  (continued) to replace an existing sub-adviser with a non-affiliated sub-adviser, as well as change the terms of a contract with a non-affiliated sub-adviser, without submitting the contract to a vote of Portfolios’ shareholders. The Portfolios will notify shareholders of any change in the identity of a sub-adviser of the Portfolios, the addition of a sub-adviser to the Portfolios, or any change in the terms of a contract with a non-affiliated sub-adviser. In this event, the names of the Portfolios and their investment strategies may also change.

ING Investment Management Co. LLC

ING Investment Management Co. LLC (“ING IM,” “Sub-Adviser,” or “Consultant”), a Delaware limited liability company, was founded in 1972 and is registered with the SEC as an investment adviser. ING IM is an indirect, wholly-owned subsidiary of ING U.S. and is an affiliate of ING Investments. ING IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. As noted earlier in the section of the Prospectus entitled “Key Portfolio Information,” ING IM serves as the Sub-Adviser for those Portfolios identified as the “Sub-Advised Portfolios” and as a Consultant for those Portfolios identified as the “Consultant Portfolios.” The principal office of ING IM is located at 230 Park Avenue, New York, New York 10169. As of December 31, 2012, ING IM managed approximately $66.3 billion in assets.

As the Consultant, ING IM provides strategic and tactical asset allocation services to the Consultant Portfolios. The Adviser has set up an Investment Committee that reviews the allocations of each Consultant Portfolio’s assets. The Investment Committee considers the annual recommendations of the Consultant, reviews their basis for arriving at these recommendations and determines the asset allocations for each Consultant Portfolio. The Investment Committee is responsible for the day-to-day management of each Consultant Portfolio. No member of the Investment Committee is solely responsible for making recommendations for portfolio purchases and sales or asset allocation recommendations. On March 18, 2013, shareholders of the Consultant Portfolios were sent a proxy statement, which asked shareholders to approve the appointment of ING IM as the Sub-Adviser. If shareholders approve this proposal, ING IM will become the Sub-Adviser to the Consultant Portfolios; however, the individuals listed as members of the Investment Committee will continue to be responsible for the day-to-day management of the Consultant Portfolios. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Consultant Portfolios’ website at www.INGFunds.com/vp/literature.

The following individuals are jointly responsible for the day-to-day management of all the Portfolios either as Portfolio Managers or Investment Committee Members:

Heather Hackett, CFA, Vice President, and Portfolio Manager/Committee Member, has been with ING IM since 2005 and is primarily responsible for outcome-oriented asset allocation products and customized portfolios for clients. She joined ING IM in 2005 as a portfolio specialist supporting the international equity and asset allocation teams. Prior to joining ING IM, Ms. Hackett was an analyst in the consulting group of Smith Barney.

Halvard Kvaale, CIMA, and Portfolio Manager/Committee Member, as well as Head of ING IM’s Manager Research and Selection within the Multi-Asset Strategies and Solutions Group, has been with ING since August 2012. Prior to joining ING, Mr. Kvaale was with Morgan Stanley Smith Barney Consulting Group from 2006 to 2012, most recently as managing director and head of their portfolio advisory services group. Prior to that, he served as the head of global manager research and fee-based advisory solutions at Deutsche Bank, and at Prudential Investments he managed the third party Consulting Programs as well as running the Investment Management Analysis Unit and the Senior Consulting Group.

Paul Zemsky, CFA, Portfolio Manager/Committee Member, and Chief Investment Officer of ING IM’s Multi-Asset Strategies. He joined ING IM in 2005 as head of derivative strategies.

Additional Information Regarding the Portfolio Managers/Committee Members

The SAI provides additional information about each portfolio manager’s/committee member’s compensation, other accounts managed by each portfolio manager/committee member, and each portfolio manager’s/committee member’s ownership of securities in the Portfolios.

Consulting Fee

The Adviser, not the Consultant Portfolios, pays the Consultant a consulting fee of 0.03%, based on the aggregated assets of the Consultant Portfolios’ average daily net assets.

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MANAGEMENT OF THE PORTFOLIOS  (continued)

The Administrator

ING Funds Services, LLC (“Administrator”) serves as administrator to each Portfolio and receives an annual administrative services fee equal to 0.10% of each Portfolio’s average daily net assets.

The administrative services provided to each Portfolio includes acting as a liaison among the various service providers to the Portfolio, including the custodian, portfolio accounting agent, the Sub-Adviser/Consultant, and the insurance companies to which a Portfolio offers its shares. The Administrator also reviews the Portfolios for compliance with applicable legal requirements and monitors the Sub-Adviser/Consultant for compliance with requirements under applicable law and with the investment policies and restrictions of the Portfolios.

The Distributor

ING Investments Distributor, LLC (“Distributor”) is the principal underwriter and distributor of each Portfolio. It is a Delaware limited liability company with its principal offices at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258.

The Distributor is a member of the Financial Industry Regulatory Authority (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org or the Public Disclosure Hotline at 800-289-9999.

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HOW SHARES ARE PRICED

The net asset value (“NAV”) per share for each class of the Portfolios is determined each business day as of the close of regular trading (“Market Close”) on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The Portfolios are open for business every day the NYSE is open. The NYSE is closed on all weekends and on all national holidays and Good Friday. Portfolio shares will not be priced on those days. The NAV per share of each class of the Portfolios is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding.

The NAV of the Portfolios is based upon the NAVs of the Underlying Funds. In general, assets of the Underlying Funds are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services. Shares of investment companies held by the Underlying Funds will generally be valued at the latest NAV reported by that investment company. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when the Portfolios’ or an Underlying Fund’s NAV is not calculated. As a result, the NAV of the Portfolios or an Underlying Fund may change on days when shareholders will not be able to purchase or redeem the Portfolios’ shares. When market quotations are not available or are deemed unreliable, a sub-adviser to an Underlying Fund will use a fair value for an asset that is determined in accordance with procedures adopted by an Underlying Fund’s board. The types of assets for which such fair value pricing might be required include, but are not limited to:

  Foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades likely would have changed by the time of the close of the NYSE, or the closing value is otherwise deemed unreliable;
  Securities of an issuer that has entered into a restructuring;
  Securities whose trading has been halted or suspended;
  Fixed-income securities that have gone into default and for which there are no current market value quotations; and
  Securities that are restricted as to transfer or resale.

Each Underlying Fund’s adviser or sub-adviser may rely on the recommendations of a fair value pricing service approved by an Underlying Fund’s board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. Each Underlying Fund’s adviser or sub-adviser will make such determinations in good faith in accordance with procedures adopted by the Underlying Fund’s board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that an Underlying Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which an Underlying Fund determines its NAV per share. Please refer to the prospectus for each Underlying Fund for an explanation of the circumstances under which an Underlying Fund will use fair value pricing and the effect of fair value pricing.

When your Variable Contract or Qualified Plan is buying shares of a Portfolio, it will pay the NAV that is next calculated after the order from the Variable Contract Holder or Qualified Plan Participant is received in proper form. When the Variable Contract Holder or Qualified Plan Participant is selling shares, it will normally receive the NAV that is next calculated after the order form is received from the Variable Contract Holder or Qualified Plan participant in proper form. Investments will be processed at the NAV next calculated after an order is received and accepted by a Portfolio or its designated agent. In order to receive that day’s price, your order must be received by Market Close.

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HOW TO BUY AND SELL SHARES

Each Portfolio’s shares may be offered to insurance company separate accounts serving as investment options under Variable Contracts, Qualified Plans outside the separate account context, custodial accounts, certain investment advisers and their affiliates in connection with the creation or management of the Portfolios, other investment companies and other investors as permitted by the diversification and other requirements of section 817(h) of the Internal Revenue Code of 1986, as amended (the “Code”) and the underlying U.S. Treasury Regulations. Certain Portfolios may not be available as investment options in your Variable Contract, through your Qualified Plan or other investment company. Please refer to the prospectus for the appropriate insurance company separate account, investment company or your plan documents for information on how to direct investments in, or redemptions from, an investment option corresponding to one of the Portfolios and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolios’ behalf.

The Portfolios currently do not foresee any disadvantages to investors if a Portfolio serves as an investment option for Variable Contracts and it offers its shares directly to Qualified Plans and other permitted investors. However, it is possible that the interest of owners of Variable Contracts, Qualified Plans and other permitted investors, for which a Portfolio serves as an investment option, might at some time be in conflict because of differences in tax treatment or other considerations. The Board directed the Adviser to monitor events to identify any material conflicts between Variable Contract owners, Qualified Plans and other permitted investors and would have to determine what action, if any, should be taken in the event of such conflict. If such a conflict occurred, an insurance company participating in the Portfolio might be required to redeem the investment of one or more of its separate accounts from the Portfolio or a Qualified Plan, investment company or other permitted investor might be required to redeem its investment, which might force the Portfolio to sell securities at disadvantageous prices. The Portfolios may discontinue sales to a Qualified Plan and require plan participants with existing investments in the Portfolio to redeem those investments if the Qualified Plan loses (or in the opinion of the Adviser, is at risk of losing) its Qualified Plan status.

The Portfolios reserve the right to suspend the offering of shares or to reject any specific purchase order. The Portfolios may suspend redemptions or postpone payments when the NYSE is closed or when trading is restricted for any reason or under emergency circumstances as determined by the SEC.

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FREQUENT TRADING - MARKET TIMING

The Portfolios are intended for long-term investment and not as short-term trading vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not purchase shares of a Portfolio. Shares of the Portfolios are primarily sold through omnibus account arrangements with financial intermediaries, as investment options for Variable Contracts issued by insurance companies, and as investment options for Qualified Plans. Each Portfolio reserves the right, in its sole discretion and without prior notice, to reject, restrict, or refuse purchase orders whether directly or by exchange, including purchase orders that have been accepted by a financial intermediary or that a Portfolio determines not to be in the best interest of the Portfolio.

The Portfolios rely on the financial intermediaries to monitor frequent, short-term trading within a Portfolio by their customers. You should review the materials provided to you by your financial intermediary, including, in the case of a Variable Contract, the prospectus that describes the contract, or in the case of a Qualified Plan, the plan documentation, for its policies regarding frequent, short-term trading. The Portfolios seek assurances from the financial intermediaries that they have procedures adequate to monitor and address frequent, short-term trading. There is, however, no guarantee that the procedures of the financial intermediaries will be able to curtail frequent, short-term trading activity.

The Portfolios believe that market timing or frequent, short-term trading in any account, including a Variable Contract or Qualified Plan account, is not in the best interest of the Portfolios or their shareholders. Due to the disruptive nature of this activity, it can adversely impact the ability of the Adviser or the Sub-Adviser (if applicable) to invest assets in an orderly, long-term manner. Frequent trading can disrupt the management of the Portfolios and raise their expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; lost opportunity costs; and large asset swings that decrease a Portfolio’s ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on a Portfolio’s performance.

Because some Underlying Funds invest in foreign securities they may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time an Underlying Fund computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Underlying Fund’s current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Underlying Funds based on such pricing discrepancies. This is often referred to as “price arbitrage.” Such price arbitrage opportunities may also occur in Underlying Funds which do not invest in foreign securities. For example, if trading in a security held by an Underlying Fund is halted and does not resume prior to the time the Underlying Fund calculates its NAV, such “stale pricing” presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, Underlying Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Underlying Funds have adopted fair valuation policies and procedures intended to reduce the Underlying Funds’ exposure to price arbitrage, stale pricing and other potential pricing discrepancies; however, to the extent that an Underlying Fund does not immediately reflect these changes in market conditions, short-term trading may dilute the value of the Underlying Funds’ shares, which negatively affects long-term shareholders.

Although the policies and procedures known to the Portfolios that are followed by the financial intermediaries that use the Portfolios and the monitoring by the Portfolios are designed to discourage frequent, short-term trading, none of these measures can eliminate the possibility that frequent, short-term trading activity in the Portfolios will occur. Moreover, decisions about allowing trades in the Portfolios may be required. These decisions are inherently subjective, and will be made in a manner that is in the best interest of a Portfolio’s shareholders.

84

PAYMENTS TO FINANCIAL INTERMEDIARIES

ING mutual funds may be offered as investment options in Variable Contracts issued by affiliated and non-affiliated insurance companies and in Qualified Plans. Fees derived from a Portfolio’s Distribution and/or Service Plans (if applicable) may be paid to insurance companies, broker-dealers and companies that service Qualified Plans for selling the Portfolio’s shares and/or for servicing shareholder accounts. In addition, a Portfolio’s Adviser, Distributor, Administrator or their affiliated entities, out of their own resources and without additional cost to the Portfolio or its shareholders, may pay additional compensation to these insurance companies, broker-dealers, or companies that service Qualified Plans. The Adviser, Distributor, Administrator, or affiliated entities of a Portfolio may also share their profits with affiliated insurance companies or other ING entities through inter-company payments.

For non-affiliated insurance companies and Qualified Plans, payments from a Portfolio’s Distribution and/or Service Plans (if applicable) as well as payments (if applicable) from the Portfolio’s Adviser and/or Distributor generally are based upon an annual percentage of the average net assets held in the Portfolio by those companies. A Portfolio’s Adviser and Distributor may make payments for administrative, record keeping, or other services that insurance companies or Qualified Plans provide to facilitate investment in the Portfolio. These payments as well as payments from a Portfolio’s Distribution and/or Service Plans (if applicable) may also provide incentive for insurance companies or Qualified Plans to make the Portfolio available through Variable Contracts or Qualified Plans, and thus they may promote the distribution of the shares of the Portfolio.

As of the date of this Prospectus, the Distributor has entered into agreements with the following non-affiliated insurance companies: Zürich Kemper Life Insurance Company; Symetra Life Insurance Company; and First Fortis Life Insurance Company. Fees payable under these agreements are at annual rates that range from 0.15% to 0.25%. This is computed as a percentage of the average aggregate amount invested in a Portfolio by Variable Contract holders through the relevant insurance company’s Variable Contracts.

The insurance companies issuing Variable Contracts or Qualified Plans that use a Portfolio as investment options may also pay fees to third parties in connection with distribution of the Variable Contracts and for services provided to Variable Contract owners. Entities that service Qualified Plans may also pay fees to third parties to help service the Qualified Plans or the accounts of their participants. A Portfolio, the Adviser, and the Distributor are not parties to these arrangements. Variable Contract owners should consult the prospectus and statement of additional information for their Variable Contracts for a discussion of these payments and should consult with their agent or broker. Qualified Plan participants should consult with their pension servicing agent.

Ultimately, the agent or broker selling the Variable Contract to you could have a financial interest in selling you a particular product to increase the compensation they receive. Please make sure you read fully each prospectus and discuss any questions you have with your agent or broker.

85

DIVIDENDS, DISTRIBUTIONS, AND TAXES

Dividends and Distributions

Each Portfolio declares and pays dividends from net investment income at least annually. Each Portfolio will also pay distributions from net realized capital gains, reduced by available capital losses, at least annually. All dividends and capital gain distributions will be automatically reinvested in additional shares of the Portfolios at the NAV of such shares on the payment date unless a participating insurance company’s separate account is permitted to hold cash and elects to receive payment in cash. From time to time, a portion of a Portfolio’s distributions may constitute a return of capital.

To comply with federal tax regulations, the Portfolios may also pay an additional capital gains distribution.

Tax Matters

Holders of Variable Contracts should refer to the prospectus for their contracts for information regarding the tax consequences of owning such contracts and should consult their tax advisers before investing.

Each Portfolio intends to qualify as a regulated investment company (“RIC”) for federal income tax purposes by satisfying the requirements under Subchapter M of the Code, including requirements with respect to diversification of assets, distribution of income and sources of income. As a RIC, a Portfolio generally will not be subject to tax on its net investment company taxable income and net realized capital gains that it distributes to its shareholders.

Each Portfolio also intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for Variable Contracts so that owners of these contracts should not be subject to federal tax on distributions of dividends and income from a Portfolio to the insurance company’s separate accounts.

Since the sole shareholders of the Portfolios will be separate accounts or other permitted investors, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the policies, see the attached prospectus for the policy.

See the SAI for further information about tax matters.

THE TAX STATUS OF YOUR INVESTMENT IN A PORTFOLIO DEPENDS UPON THE FEATURES OF YOUR VARIABLE CONTRACT. FOR FURTHER INFORMATION, PLEASE REFER TO THE PROSPECTUS FOR THE VARIABLE CONTACT.

86

INDEX DESCRIPTIONS

The Barclays Capital U.S. Aggregate Bond (“BCAB”) Index is a widely recognized, unmanaged index of publicly issued, investment-grade U.S. Government, mortgage-backed, asset-backed, and corporate debt securities.

The Barclays Capital High Yield Very Liquid Index includes publicly issued U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bonds that have a remaining maturity of at least one year, regardless of optionality, are rated high-yield (Ba1/BB+/BB+ or below) using the middle rating of Moody’s, S&P, and Fitch, respectively (before July 1, 2005, the lower of Moody’s and S&P was used), and have $600 million or more of outstanding face value.

EURO STOXX 50® Index is Europe’s leading Blue-Chip index for the Eurozone, provides a Blue-Chip representation of supersector leaders in the Eurozone. The index covers 50 stocks from 12 Eurozone countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal, and Spain.

The Financial Times Stock Exchange (“FTSE”) 100 Index® is a share index of the 100 most capitalized United Kingdom companies listed on the London Stock Exchange.

The FTSE Emerging index is a market-capitalization weighted index representing the performance of around 850 large and mid cap companies in 22 emerging markets. The index is derived from the FTSE Global Equity Index Series.

The Hang Seng Index (“HSI”) is a freefloat-adjusted market capitalization-weighted stock market index in Hong Kong. It is used to record and monitor daily changes of the largest companies of the Hong Kong stock market.

The MSCI Emerging Markets IndexSM is an unmanaged index that measures the performance of securities listed on exchanges in developing nations throughout the world.

The MSCI - Europe, Australasia, and Far East® (“MSCI EAFE® ”) Index is an unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia, and the Far East.

The Russell 2000® Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000® Index. The Russell 3000® Index is an unmanaged index that measures the performance of 3,000 U.S. companies based on total market capitalization.

The Russell Midcap® Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000® Index.

The Russell Midcap® Growth Index is an unmanaged index that measures the performance of those companies included in the Russell Midcap® Index with relatively higher price-to-book ratio and higher forecasted growth values.

Russell Top 200 Index® is an unmanaged index that measures the performance of the 200 largest companies in the Russell 1000® Index, which together represent approximately 69% of the total market capitalization of the Russell 1000® Index.

The Russell Top 200® Growth Index measures the performance of the especially large cap segment of the U.S. equity universe represented by stocks in the largest 200 by market cap that exhibit growth characteristics. It includes Russell Top 200 Index companies with higher price-to-book ratios and higher growth values.

The Russell Top 200® Value Index measures the performance of the especially large cap segment of the U.S. equity universe represented by stocks in the largest 200 by market cap that exhibit value characteristics. It includes Russell Top 200 companies with lower price-to-book ratios and lower forecasted growth values.

The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

The Standard and Poor’s (“S&P”) Target Date Retirement Income Index seeks to represent asset allocations which target an immediate retirement horizon.

The Standard and Poor’s (“S&P”) Target Date 2015 Index seeks to represent the market consensus for asset allocations which target an approximate 2015 retirement horizon.

The Standard and Poor’s (“S&P”) Target Date 2020 Index seeks to represent the market consensus for asset allocations which target an approximate 2020 retirement horizon.

The Standard and Poor’s (“S&P”) Target Date 2025 Index seeks to represent the market consensus for asset allocations which target an approximate 2025 retirement horizon.

87

INDEX DESCRIPTIONS  (continued)

The Standard and Poor’s (“S&P”) Target Date 2030 Index seeks to represent the market consensus for asset allocations which target an approximate 2030 retirement horizon.

The Standard and Poor’s (“S&P”) Target Date 2035 Index seeks to represent the market consensus for asset allocations which target an approximate 2035 retirement horizon.

The Standard and Poor’s (“S&P”) Target Date 2040 Index seeks to represent the market consensus for asset allocations which target an approximate 2040 retirement horizon.

The Standard and Poor’s Target Date (“S&P”) Target Date 2045 Index seeks to represent the market consensus for asset allocations which target an approximate 2045 retirement horizon.

The Tokyo Stock Price (“TOPIX”) Index® is a capitalization-weighted index of all firms that are considered to be under the large firms or “first section” on the Tokyo Stock Exchange.

88

FINANCIAL HIGHLIGHTS

The following financial highlights are intended to help you understand each Portfolio’s Class I shares’ financial performance for the past five years or, if shorter, the period of the share class’ operations. Certain information reflects financial results for a single share. The total returns represent the rate that an investor would have earned (or lost) on an investment in a share of the Portfolios (assuming reinvestment of all dividends and distributions). This information has been derived from the Portfolios’ financial statements that were audited by KPMG LLP, an independent registered public accounting firm. The report of KPMG LLP, along with the financial statements included in the annual shareholder report dated December 31, 2012, are incorporated herein by reference.

89

FINANCIAL HIGHLIGHTS  (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments, if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(4)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING Index Solution Income Portfolio
Class I
12-31-12	10.59	0.27•	0.64	0.91	0.30	0.38	—	0.68	—	10.82	8.75	0.21	0.12	0.12	2.53	10,690	45
12-31-11	10.90	0.21•	0.09	0.30	0.29	0.32	—	0.61	—	10.59	2.99	0.12	0.12	0.12	2.01	6,699	78
12-31-10	10.31	0.28•	0.53	0.81	0.12	0.10	—	0.22	—	10.90	7.96	0.12	0.12	0.12	2.67	1,702	45
12-31-09	9.29	0.16•	0.90	1.06	0.04	0.00*	—	0.04	—	10.31	11.46	0.12	0.12	0.12	1.66	1,198	51
03-10-08(5) - 12-31-08	10.00	0.17	(0.88)	(0.71)	—	—	—	—	—	9.29	(7.10)	0.12	0.12	0.12	2.16	3	50
ING Index Solution 2015 Portfolio
Class I
12-31-12	10.03	0.26•	0.78	1.04	0.22	0.31	—	0.53	—	10.54	10.50	0.21	0.12	0.12	2.50	28,198	46
12-31-11	10.57	0.20•	(0.13)	0.07	0.22	0.39	—	0.61	—	10.03	1.01	0.12	0.12	0.12	1.91	15,152	90
12-31-10	9.85	0.27•	0.61	0.88	0.06	0.10	—	0.16	—	10.57	9.11	0.12	0.12	0.12	2.72	4,813	49
12-31-09	8.46	0.10•	1.33	1.43	0.04	0.00*	—	0.04	—	9.85	16.99	0.12	0.12	0.12	1.05	3,331	28
03-10-08(5) - 12-31-08	10.00	0.26•	(1.80)	(1.54)	—	—	—	—	—	8.46	(15.40)	0.12	0.12	0.12	3.72	183	39
ING Index Solution 2020 Portfolio
Class I
12-31-12	10.77	0.23	1.02	1.25	0.03	0.52	—	0.55	—	11.47	11.69	57.96	0.12	0.12	2.04	3	61
10-03-11(5) - 12-31-11	10.00	0.02	0.75	0.77	—	—	—	—	—	10.77	7.70	0.12	0.12	0.12	0.90	3	41
ING Index Solution 2025 Portfolio
Class I
12-31-12	9.69	0.24•	1.02	1.26	0.15	0.26	—	0.41	—	10.54	13.26	0.21	0.12	0.12	2.32	29,471	39
12-31-11	10.52	0.16•	(0.34)	(0.18)	0.18	0.47	—	0.65	—	9.69	(1.24)	0.12	0.12	0.12	1.55	15,692	95
12-31-10	9.44	0.25•	0.88	1.13	0.03	0.02	—	0.05	—	10.52	11.96	0.12	0.12	0.12	2.63	7,248	48
12-31-09	7.82	0.05•	1.60	1.65	0.03	0.00*	—	0.03	—	9.44	21.20	0.12	0.12	0.12	0.52	4,105	15
03-10-08(5) - 12-31-08	10.00	0.11	(2.29)	(2.18)	—	—	—	—	—	7.82	(21.80)	0.12	0.12	0.12	1.50	2	17
ING Index Solution 2030 Portfolio
Class I
12-31-12	11.01	0.26•	1.33	1.59	0.02	0.67	—	0.69	—	11.91	14.55	42.57	0.12	0.12	2.23	4	51
10-03-11(5) - 12-31-11	10.00	0.01	1.00	1.01	—	—	—	—	—	11.01	10.10	0.12	0.12	0.12	0.46	3	50
See Accompanying Notes to Financial Highlights

90

FINANCIAL HIGHLIGHTS  (continued) Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments, if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(4)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING Index Solution 2035 Portfolio
Class I
12-31-12	9.43	0.21•	1.23	1.44	0.13	0.32	—	0.45	—	10.42	15.49	0.21	0.12	0.12	2.05	18,530	34
12-31-11	10.40	0.14•	(0.51)	(0.37)	0.15	0.45	—	0.60	—	9.43	(3.06)	0.12	0.12	0.12	1.43	11,109	100
12-31-10	9.22	0.23•	0.98	1.21	0.01	0.02	—	0.03	—	10.40	13.10	0.12	0.12	0.12	2.40	5,521	45
12-31-09	7.48	0.02•	1.76	1.78	0.04	0.00*	—	0.04	—	9.22	23.81	0.12	0.12	0.12	0.25	1,947	14
03-10-08(5) - 12-31-08	10.00	0.24•	(2.76)	(2.52)	—	—	—	—	—	7.48	(25.20)	0.12	0.12	0.12	3.87	170	19
ING Index Solution 2040 Portfolio
Class I
12-31-12	11.19	0.20	1.54	1.74	0.01	0.79	—	0.80	—	12.13	15.63	54.02	0.12	0.12	1.64	4	44
10-03-11(5) - 12-31-11	10.00	0.00*	1.19	1.19	—	—	—	—	—	11.19	11.90	0.12	0.12	0.12	0.11	3	56
ING Index Solution 2045 Portfolio
Class I
12-31-12	9.34	0.17•	1.33	1.50	0.12	0.26	—	0.38	—	10.46	16.19	0.21	0.12	0.12	1.73	14,728	28
12-31-11	10.26	0.15•	(0.59)	(0.44)	0.11	0.37	—	0.48	—	9.34	(3.92)	0.12	0.12	0.12	1.50	9,152	102
12-31-10	9.00	0.19•	1.09	1.28	—	0.02	—	0.02	—	10.26	14.28	0.12	0.12	0.12	2.03	6,553	45
12-31-09	7.14	0.00•*	1.89	1.89	0.03	0.00*	—	0.03	—	9.00	26.53	0.12	0.12	0.12	0.00*	1,143	22
03-10-08(5) - 12-31-08	10.00	0.20•	(3.06)	(2.86)	—	—	—	—	—	7.14	(28.60)	0.12	0.12	0.12	3.32	115	12
ING Index Solution 2050 Portfolio
Class I
12-31-12	11.19	0.20	1.56	1.76	0.01	0.92	—	0.93	—	12.02	15.83	42.08	0.12	0.12	1.65	4	43
10-03-11(5) - 12-31-11	10.00	0.00*	1.19	1.19	—	—	—	—	—	11.19	11.90	0.12	0.12	0.12	0.10	3	55
ING Index Solution 2055 Portfolio
Class I
12-31-12	10.66	0.21•	1.50	1.71	0.05	0.11	—	0.16	—	12.21	16.18	0.24	0.12	0.12	1.80	1,750	28
12-31-11	11.24	0.10•	(0.55)	(0.45)	0.01	0.12	—	0.13	—	10.66	(3.93)	0.12	0.12	0.12	0.91	618	135
03-08-10(5) - 12-31-10	10.00	0.26	0.98	1.24	—	—	—	—	—	11.24	12.40	0.12	0.12	0.12	3.32	46	80

See Accompanying Notes to Financial Highlights
91

ACCOMPANYING NOTES TO FINANCIAL HIGHLIGHTS

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.

(3)	Expense ratios do not include expenses of underlying funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

(4)	Expense ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by an Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursements by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(5)	Commencement of operations.

•	Calculated using average number of shares outstanding throughout the period.

*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

92

TO OBTAIN MORE INFORMATION
You’ll find more information about the Portfolios in our:

ANNUAL/SEMI-ANNUAL SHAREHOLDER REPORTS
In the Portfolios’ annual/semi-annual shareholder reports, you will find a discussion of the recent market conditions and principal investment strategies that significantly affected the Portfolios’ performance during the last fiscal year, the financial statements and the independent registered public accounting firm’s reports (in the annual shareholder report only).

STATEMENT OF ADDITIONAL INFORMATION
The SAI contains more detailed information about the Portfolios. The SAI is legally part of this Prospectus (it is incorporated by reference). A copy has been filed with the SEC.

Please write, call or visit our website for a free copy of the current annual/semi-annual shareholder reports, the SAI, or other Portfolio information.

To make shareholder inquiries contact: The ING Funds 7337 East Doubletree Ranch Road, Suite 100
Scottsdale, AZ 85258-2034 1-800-262-3862 or visit our website at www.INGInvestment.com

This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC’s Public Reference Room in Washington, D.C. or call 202-551-8090 for information on the operation of the Public Reference Room. Otherwise, you may obtain the information for a fee, by contacting the SEC at:

U.S. Securities and Exchange Commission Public Reference Section
100 F Street, N.E.
Washington, D.C. 20549

or at the e-mail address: publicinfo@sec.gov

Or obtain the information at no cost by visiting the SEC’s Internet website at www.sec.gov.

When contacting the SEC, you will want to refer to the Portfolios’ SEC file number. The file number is as follows:

ING Partners, Inc.	811-8319
ING Index Solution Income Portfolio
ING Index Solution 2015 Portfolio
ING Index Solution 2020 Portfolio
ING Index Solution 2025 Portfolio
ING Index Solution 2030 Portfolio
ING Index Solution 2035 Portfolio
ING Index Solution 2040 Portfolio
ING Index Solution 2045 Portfolio
ING Index Solution 2050 Portfolio
ING Index Solution 2055 Portfolio

PRO-IPIISI (0413-043013)

Prospectus	April 30, 2013

  ING Index Solution Income Portfolio S2/IIIPX

  ING Index Solution 2015 Portfolio S2/ISXVX

  ING Index Solution 2020 Portfolio S2/IDXDX

  ING Index Solution 2025 Portfolio S2/IXXVX

  ING Index Solution 2030 Portfolio S2/IDXIX

  ING Index Solution 2035 Portfolio S2/IXISX

  ING Index Solution 2040 Portfolio S2/IDXNX

  ING Index Solution 2045 Portfolio S2/ISVLX

  ING Index Solution 2050 Portfolio S2/IDXSX

  ING Index Solution 2055 Portfolio S2/IISTX

Each Portfolio’s shares may be offered to insurance company separate accounts serving as investment options under variable annuity contracts and variable life insurance policies (“Variable Contracts”), qualified pension and retirement plans (“Qualified Plans”), custodial accounts, and certain investment advisers and their affiliates in connection with the creation or management of the Portfolios, other investment companies, and other permitted investors.
NOT ALL PORTFOLIOS MAY BE AVAILABLE IN ALL JURISDICTIONS, UNDER ALL VARIABLE CONTRACTS OR UNDER ALL QUALIFIED PLANS.
The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities nor has the SEC judged whether the information in this Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

INVESTMENTS

ING Index Solution Income Portfolio

INVESTMENT OBJECTIVE

The Portfolio seeks to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

FEES AND EXPENSES OF THE PORTFOLIO

The tables describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The tables do not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

On March 18, 2013, shareholders of the Portfolio were sent a proxy statement, which asked shareholders to approve a new fee structure (the “Amended Fee Structure”), which would modify the fees payable to the Adviser. Under the proposed Amended Fee Structure, the current Management Fee rate would continue to be charged with respect to assets invested in underlying funds in the ING Fund Complex (“Underlying Funds”), but a higher Management Fee rate would be charged on assets invested in other types of securities.

If the Amended Fee Structure is approved by shareholders, the fees you would pay if you buy and hold shares of the Portfolio will change. The current fee structure is reflected in Fee Table A below. The Amended Fee Structure is reflected below in Fee Table B. Similarly, if the Amended Fee Structure is approved, the expenses you pay as a shareholder of the Portfolio may change. An example intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds is also included below. Expense Example Table A shows an example based on the current fee structure. Expense Example Table B shows an example based on the Amended Fee Structure.

There is no guarantee that shareholders will approve the Amended Fee Structure, in which case the Portfolio will continue to operate under the current fee structure. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Portfolio’s website at www.INGFunds.com/vp/literature.

Fee Table A - Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class	S2
Management Fee	0.10%
Distribution and/or Shareholder Services (12b-1) Fees	0.50%
Administrative Services Fee	0.10%
Other Expenses	0.04%
Acquired Fund Fees and Expenses	0.40%
Total Annual Portfolio Operating Expenses[2]	1.14%
Waivers and Reimbursements[3]	(0.22)%
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	0.92%

1	The expense ratio has been adjusted to reflect current fees.

2	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

3	The adviser is contractually obligated to limit expenses to 0.52% of Class S2 shares through May 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years. The distributor is contractually obligated to waive 0.10% of the distribution fee through May 1, 2014. There is no guarantee that the distribution fee waiver will continue after May 1, 2014. The distribution fee waiver will only renew if the distributor elects to renew it.

Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Example Table A

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
S2	$94	340	606	1,366

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.

Fee Table B - Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class	S2
Management Fee[2]	0.14%
Distribution and/or Shareholder Services (12b-1) Fees	0.50%
Administrative Services Fee	0.10%
Other Expenses	0.04%
Acquired Fund Fees and Expenses	0.40%
Total Annual Portfolio Operating Expenses[3]	1.18%
Waivers and Reimbursements[4]	(0.27)%

ING Index Solution Income Portfolio	1

Class	S2
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	0.91%

1	The expense ratio has been adjusted to reflect current contractual rates.

2	Pending shareholder approval, the Portfolio’s Management Fee structure was changed to a “bifurcated fee” structure as follows: an annual rate of 0.10% of the Portfolio’s average daily net assets invested in Underlying Funds within the ING Funds complex, and 0.30% of the Portfolio’s average daily net assets invested in direct investments, which include, but are not limited to, exchange-traded funds, securities issued by non-investment company issuers, such as operating companies, and derivative instruments. The Management Fee reflected in the table is calculated based on an estimated investment of 20% of the Portfolio’s assets in direct investments.

3	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

4	The adviser is contractually obligated to limit expenses to 0.91% of Class S2 shares through at least May 1, 2018; the obligation does not extend to interest, taxes, brokerage commissions, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years. The distributor is contractually obligated to waive 0.10% of the distribution fee through May 1, 2014. There is no guarantee that the distribution fee waiver will continue after May 1, 2014. The distribution fee waiver will only renew if the distributor elects to renew it.

Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Example Table B

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
S2	$93	290	504	1,297

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-, three-, and five-year periods and the first five years of the ten-year period.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Example, affect the Portfolio’s performance.

During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 45% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in a combination of Underlying Funds, which are passively managed index funds. The Portfolio will provide shareholders with at least 60 days’ prior written notice of any change in this investment policy. The Underlying Funds invest in U.S. stocks, international stocks, U.S. bonds, and other debt instruments and the Portfolio uses an asset allocation strategy designed for investors expecting to retire soon or are already retired. The Portfolio’s current approximate target investment allocations (expressed as a percentage of its net assets) among the Underlying Funds are as follows: 35% in equity securities; and 65% in debt instruments. As these are Target Allocations, the actual allocations of the Portfolio’s assets may deviate from the percentages shown.

The Target Allocations are measured with reference to the primary investment strategies of the Underlying Funds; actual exposure to debt instruments and equity securities will vary from the Target Allocations if an Underlying Fund is not substantially invested in accordance with its primary investment strategy. The Portfolio may periodically deviate from the Target Allocations based on an assessment of the current market conditions or other factors. Generally, the deviations fall within the range of +/- 10% relative to the current Target Allocations. The Portfolio may, in light of market conditions or other factors, deviate by a wider margin in order to protect the Portfolio, achieve its investment objective, or to take advantage of particular opportunities.

The Underlying Funds provide exposure to a wide range of traditional asset classes which include stocks, bonds and cash.

Equity securities in which the Underlying Funds invest include, but are not limited to, domestic and international large-, mid-, and small-capitalization stocks (may be growth oriented, value oriented or a blend); and emerging market securities.

Debt instruments in which the Underlying Funds invest include, but are not limited to, domestic and international intermediate-, long-, and short-term bonds; and high-yield bonds commonly referred to as “junk-bonds.”

The Portfolio may also invest in derivatives, including futures, and swaps (including interest rate swaps, total return swaps, and credit default swaps), to make tactical allocations, as a substitute for a taking a position in the underlying asset, minimize risk, and assist in managing cash.

The Portfolio may invest up to 20% of its total assets in exchange-traded funds.

The Portfolio may also allocate in the future to the following non-traditional asset classes (also known as alternative strategies) which include but are not limited to: domestic and international real estate stocks, including real estate investment trusts; natural resource/commodity securities; treasury inflation protected securities and floating rate loans. There can be no assurance that these allocations will occur.

2	ING Index Solution Income Portfolio

The Portfolio will be rebalanced periodically to return to the Target Allocation. The Target Allocation may be changed at any time by the Sub-Adviser.

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio. The value of your investment in the Portfolio changes with the values of the Underlying Funds and their investments. Any of the following risks, among others, could affect the Portfolio’s or an Underlying Fund’s performance or cause the Portfolio or an Underlying Fund to lose money or to underperform market averages of other funds.

Asset Allocation   Assets will be allocated among Underlying Funds and markets based on judgments by the Adviser. There is a risk that the Portfolio may allocate assets to an Underlying Fund or asset class that underperforms other funds or asset classes.

Call   During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, an Underlying Fund would experience a decline in income.

Commodities   The operations and financial performance of companies in natural resources industries may be directly affected by commodity prices. This risk is exacerbated for those natural resources companies that own the underlying commodity.

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Credit   Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Credit Default Swaps   The Portfolio or an Underlying Fund may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the Portfolio or an Underlying Fund pays a fee to protect against the risk that a security held by the Portfolio or the Underlying Fund will default. As a seller of the swap, the Portfolio or an Underlying Fund receives payment(s) in return for its obligation to pay the counterparty the full national value of the security in the event of a default of the security issuer. As a seller of a swap, the Portfolio or an Underlying Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio or an Underlying Fund would be subject to investment exposure on the notional value of the swap. Credit default swaps are largely unregulated and susceptible to liquidity, credit, and counterparty risks.

Currency   To the extent that an Underlying Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio or an Underlying Fund and reduce its returns. Derivatives may not perform as expected, so the Portfolio or an Underlying Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio or an Underlying Fund to the risk of improper valuation.

Floating Rate Loans   The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans and many floating rate loans are subject to restrictions on resale.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Underlying Funds experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Foreign investment risks may be greater in developing and emerging markets than in developed markets. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

High-Yield Securities   Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Index Strategy   The index selected may underperform the overall market and an Underlying Fund might fail to track its target index. The correlation between an Underlying Fund and index performance may be affected by the Underlying Fund’s expenses and the timing of purchases and redemptions of the Underlying Fund’s shares. An Underlying Fund’s actual holdings might not match the Index and the Underlying Fund’s effective exposure to index securities at any given time may not equal 100%.

Inflation-Indexed Bonds   If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount)

ING Index Solution Income Portfolio	3

will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Interest Rate   With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase an Underlying Fund’s exposure to risks associated with rising interest rates.

Liquidity   If a security is illiquid, an Underlying Fund might be unable to sell the security at a time when the manager might wish to sell, and the security could have the effect of decreasing the overall level of an Underlying Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount an Underlying Fund could realize upon disposition. An Underlying Fund may make investments that become less liquid in response to market developments or adverse investor perception. An Underlying Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to an Underlying Fund.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which the Underlying Funds invest. Rather, the market could favor securities to which the Underlying Funds are not exposed or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Underlying Funds costs and impair the ability of the Underlying Funds to achieve its investment objectives.

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio or an Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio and a proportionate share of the expenses of each Underlying Fund.

Real Estate Companies and Real Estate Investment Trusts (“REITs”)   Investing in real estate companies and REITs may subject an Underlying Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.

Sovereign Debt   These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio’s Class S2 shares’ and Class S shares’ performance from year to year, and the table compares the Portfolio’s Class S2 shares’ and Class S shares’ performance to the performance of a broad-based securities market index/indices for the same period. Class S shares’ performance has been adjusted to reflect the higher expenses of Class S2 shares. The Class S2 shares and Class S shares of the Portfolio would have substantially similar performance because they invest in the same portfolio of securities. However, Class S shares’ performance would be higher than Class S2 shares’ performance because of the higher

4	ING Index Solution Income Portfolio

expenses paid by Class S2 shares. The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio’s past performance is no guarantee of future results.

The bar chart below shows the Portfolio’s adjusted Class S shares’ performance (2009) and Class S2 shares’ performance (2010-2012).

Calendar Year Total Returns
(as of December 31 of each year)

Best quarter: 3rd, 2009, 7.06% and Worst quarter: 3rd, 2011, (4.00)%

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs (or since inception)	10 Yrs	Inception Date
Class S2%		8.38	7.98	N/A	05/28/09
S&P Target Date Retirement Income Index[1]	%	7.78	8.77[2]	N/A	—
Class S (adjusted)%		8.37	4.36	N/A	03/10/08
S&P Target Date Retirement Income Index[1]	%	7.78	4.25[2]	N/A	—

1	The index returns do not reflect deductions for fees, expenses, or taxes.

2	Reflects index performance since the date closest to the Class’ inception for which data is available.

PORTFOLIO MANAGEMENT

On March 18, 2013, shareholders of the Portfolio were sent a proxy statement, which asked shareholders to approve the appointment of ING Investment Management Co., LLC as the Sub-Adviser to the Portfolio. If shareholders approve this proposal, ING Investment Management Co., LLC will become the Sub-Adviser to the Portfolio; however, the individuals listed as members of the Investment Committee will continue to be responsible for the day-to-day management of the Portfolio. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Portfolio’s website at www.INGFunds.com/vp/literature.

Investment Adviser
Directed Services LLC

Investment Committee
Heather Hackett, CFA	Halvard Kvaale, CIMA
Committee Member (since 08/09)	Committee Member (since 08/12)
Paul Zemsky, CFA
Committee Member (since 03/08)

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

ING Index Solution Income Portfolio	5

ING Index Solution 2015 Portfolio

INVESTMENT OBJECTIVE

Until the day prior to its Target Date (defined below), the Portfolio seeks to provide total return consistent with an asset allocation targeted at retirement in approximately 2015. On the Target Date, the Portfolio’s investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

FEES AND EXPENSES OF THE PORTFOLIO

The tables describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The tables do not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

On March 18, 2013, shareholders of the Portfolio were sent a proxy statement, which asked shareholders to approve a new fee structure (the “Amended Fee Structure”), which would modify the fees payable to the Adviser. Under the proposed Amended Fee Structure, the current Management Fee rate would continue to be charged with respect to assets invested in underlying funds in the ING Fund Complex (“Underlying Funds”), but a higher Management Fee rate would be charged on assets invested in other types of securities.

If the Amended Fee Structure is approved by shareholders, the fees you would pay if you buy and hold shares of the Portfolio will change. The current fee structure is reflected in Fee Table A below. The Amended Fee Structure is reflected below in Fee Table B. Similarly, if the Amended Fee Structure is approved, the expenses you pay as a shareholder of the Portfolio may change. An example intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds is also included below. Expense Example Table A shows an example based on the current fee structure. Expense Example Table B shows an example based on the Amended Fee Structure.

There is no guarantee that shareholders will approve the Amended Fee Structure, in which case the Portfolio will continue to operate under the current fee structure. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Portfolio’s website at www.INGFunds.com/vp/literature.

Fee Table A - Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class	S2
Management Fee	0.10%
Distribution and/or Shareholder Services (12b-1) Fees	0.50%
Administrative Services Fee	0.10%
Other Expenses	0.03%
Acquired Fund Fees and Expenses	0.40%
Total Annual Portfolio Operating Expenses[2]	1.13%
Waivers and Reimbursements[3]	(0.21)%
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	0.92%

1	The expense ratio has been adjusted to reflect current fees.

2	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

3	The adviser is contractually obligated to limit expenses to 0.52% of Class S2 shares through May 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years. The distributor is contractually obligated to waive 0.10% of the distribution fee through May 1, 2014. There is no guarantee that the distribution fee waiver will continue after May 1, 2014. The distribution fee waiver will only renew if the distributor elects to renew it.

Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Example Table A

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
S2	$94	338	602	1,356

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.

Fee Table B - Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class	S2
Management Fee[2]	0.14%
Distribution and/or Shareholder Services (12b-1) Fees	0.50%
Administrative Services Fee	0.10%
Other Expenses	0.03%
Acquired Fund Fees and Expenses	0.40%

6	ING Index Solution 2015 Portfolio

Class	S2
Total Annual Portfolio Operating Expenses[3]	1.17%
Waivers and Reimbursements[4]	(0.25)%
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	0.92%

1	The expense ratio has been adjusted to reflect current contractual rates.

2	Pending shareholder approval, the Portfolio’s Management Fee structure was changed to a “bifurcated fee” structure as follows: an annual rate of 0.10% of the Portfolio’s average daily net assets invested in Underlying Funds within the ING Funds complex, and 0.30% of the Portfolio’s average daily net assets invested in direct investments, which include, but are not limited to, exchange-traded funds, securities issued by non-investment company issuers, such as operating companies, and derivative instruments. The Management Fee reflected in the table is calculated based on an estimated investment of 20% of the Portfolio’s assets in direct investments.

3	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

4	The adviser is contractually obligated to limit expenses to 0.92% of Class S2 shares through at least May 1, 2018; the obligation does not extend to interest, taxes, brokerage commissions, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years. The distributor is contractually obligated to waive 0.10% of the distribution fee through May 1, 2014. There is no guarantee that the distribution fee waiver will continue after May 1, 2014. The distribution fee waiver will only renew if the distributor elects to renew it.

Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Example Table B

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
S2	$94	293	509	1,295

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-, three-, and five-year periods and the first five years of the ten-year period.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Example, affect the Portfolio’s performance.

During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 46% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in a combination of Underlying Funds, which are passively managed index funds. The Portfolio will provide shareholders with at least 60 days’ prior written notice of any change in this investment policy. The Underlying Funds invest in U.S. stocks, international stocks, U.S. bonds, and other debt instruments and the Portfolio uses an asset allocation strategy designed for investors expecting to retire around the year 2015. ThePortfolio’s current approximate target investment allocations (expressed as a percentage of its net assets) among the Underlying Funds are as follows: 42% in equity securities; and 58% in debt instruments. As these are Target Allocations, the actual allocations of the Portfolio assets may deviate from the percentages shown.

The Target Allocations are measured with reference to the primary investment strategies of the Underlying Funds; actual exposure to debt instruments and equity securities will vary from the Target Allocations if an Underlying Fund is not substantially invested in accordance with its primary investment strategy. The Portfolio may periodically deviate from the Target Allocations based on an assessment of the current market conditions or other factors. Generally, the deviations fall within the range of +/- 10% relative to the current Target Allocations. The Portfolio may, in light of market conditions or other factors, deviate by a wider margin in order to protect the Portfolio, achieve its investment objective, or to take advantage of particular opportunities.

The Underlying Funds provide exposure to a wide range of traditional asset classes which include stocks, bonds and cash.

Equity securities in which the Underlying Funds invest include, but are not limited to, domestic and international large-, mid-, and small-capitalization stocks (may be growth oriented, value oriented or a blend); and emerging market securities.

Debt instruments in which the Underlying Funds invest include, but are not limited to, domestic and international intermediate-, long-, and short-term bonds; and high-yield bonds commonly referred to as “junk-bonds.”

The Portfolio may also invest in derivatives, including futures, and swaps (including interest rate swaps, total return swaps, and credit default swaps), to make tactical allocations, as a substitute for a taking a position in the underlying asset, minimize risk, and assist in managing cash.

The Portfolio may invest up to 20% of its total assets in exchange-traded funds.

The Portfolio may also allocate in the future to the following non-traditional asset classes (also known as alternative strategies) which include but are not limited to: domestic and international real estate stocks, including real estate investment trusts; natural resource/commodity securities; treasury inflation protected securities and floating rate loans. There can be no assurance that these allocations will occur.

ING Index Solution 2015 Portfolio	7

The Portfolio is designed primarily for long-term investors in tax-advantaged accounts. The Portfolio is structured and managed around a specific target retirement or financial goal date 2015 (“Target Date”). The Target Date is the approximate year that an investor in the Portfolio would plan to make withdrawals from the Portfolio for retirement or other financial goals. The chart below shows the glide path and illustrates how the equity securities and debt instruments allocations will change over time. Generally, the Portfolio’s glide path will transition to the target asset allocations illustrated below on an annual basis and become more conservative as the Portfolio approaches the Target Date. As the Portfolio approaches its Target Date in 2015, the Portfolio’s Target Allocation is anticipated to be the same as that of ING Index Solution Income Portfolio, which is equal to approximately 35% equity securities and 65% debt instruments.

As the Portfolio’s Target Allocation migrates toward that of ING Index Solution Income Portfolio by the Target Date, it is anticipated that the Portfolio would be merged with and into the ING Index Solution Income Portfolio. The ING Index Solution Income Portfolio is for those investors who are retired, nearing retirement or in need of making withdrawals from their portfolio soon.

In summary, the Portfolio is designed for an investor who plans to withdraw the value of the investor’s investments in the Portfolio gradually on or after the Target Date. The mix of investments in the Portfolio’s Target Allocation will change over time and seek to reduce investment risk as the Portfolio approaches its Target Date.

The Portfolio will be rebalanced periodically to return to the Target Allocation. The Target Allocation may be changed at any time by the Sub-Adviser.

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio, even near, at, or after the Target Date. There is no guarantee that the Portfolio will provide adequate income at and through your retirement or for any of your financial goals. The value of your investment in the Portfolio changes with the values of the Underlying Funds and their investments. Any of the following risks, among others, could affect the Portfolio’s or an Underlying Fund’s performance or cause the Portfolio or an Underlying Fund to lose money or to underperform market averages of other funds.

Asset Allocation   Assets will be allocated among Underlying Funds and markets based on judgments by the Adviser. There is a risk that the Portfolio may allocate assets to an Underlying Fund or asset class that underperforms other funds or asset classes.

Call   During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, an Underlying Fund would experience a decline in income.

Commodities   The operations and financial performance of companies in natural resources industries may be directly affected by commodity prices. This risk is exacerbated for those natural resources companies that own the underlying commodity.

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Credit   Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Credit Default Swaps   The Portfolio or an Underlying Fund may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the Portfolio or an Underlying Fund pays a fee to protect against the risk that a security held by the Portfolio or the Underlying Fund will default. As a seller of the swap, the Portfolio or an Underlying Fund receives payment(s) in return for its obligation to pay the counterparty the full national value of the security in the event of a default of the security issuer. As a seller of a swap, the Portfolio or an Underlying Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio or an Underlying Fund would be subject to investment exposure on the notional value of the swap. Credit default swaps are largely unregulated and susceptible to liquidity, credit, and counterparty risks.

Currency   To the extent that an Underlying Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio or an Underlying Fund and reduce its returns. Derivatives may not perform as expected, so the Portfolio or an Underlying Fund may not realize the intended benefits. When used for hedging,

8	ING Index Solution 2015 Portfolio

the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio or an Underlying Fund to the risk of improper valuation.

Floating Rate Loans   The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans and many floating rate loans are subject to restrictions on resale.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Underlying Funds experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Foreign investment risks may be greater in developing and emerging markets than in developed markets. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

High-Yield Securities   Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Index Strategy   The index selected may underperform the overall market and an Underlying Fund might fail to track its target index. The correlation between an Underlying Fund and index performance may be affected by the Underlying Fund’s expenses and the timing of purchases and redemptions of the Underlying Fund’s shares. An Underlying Fund’s actual holdings might not match the Index and the Underlying Fund’s effective exposure to index securities at any given time may not equal 100%.

Inflation-Indexed Bonds   If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Interest Rate   With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase an Underlying Fund’s exposure to risks associated with rising interest rates.

Liquidity   If a security is illiquid, an Underlying Fund might be unable to sell the security at a time when the manager might wish to sell, and the security could have the effect of decreasing the overall level of an Underlying Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount an Underlying Fund could realize upon disposition. An Underlying Fund may make investments that become less liquid in response to market developments or adverse investor perception. An Underlying Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to an Underlying Fund.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which the Underlying Funds invest. Rather, the market could favor securities to which the Underlying Funds are not exposed or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Underlying Funds costs and impair the ability of the Underlying Funds to achieve its investment objectives.

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio or an Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment

ING Index Solution 2015 Portfolio	9

companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio and a proportionate share of the expenses of each Underlying Fund.

Real Estate Companies and Real Estate Investment Trusts (“REITs”)   Investing in real estate companies and REITs may subject an Underlying Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.

Sovereign Debt   These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio’s Class S2 shares’ and Class S shares’ performance from year to year, and the table compares the Portfolio’s Class S2 shares’ and Class S shares’ performance to the performance of a broad-based securities market index/indices for the same period. Class S shares’ performance has been adjusted to reflect the higher expenses of Class S2 shares. The Class S2 shares and Class S shares of the Portfolio would have substantially similar performance because they invest in the same portfolio of securities. However, Class S shares’ performance would be higher than Class S2 shares’ performance because of the higher expenses paid by Class S2 shares. The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio’s past performance is no guarantee of future results.

The bar chart below shows the Portfolio’s adjusted Class S shares’ performance (2009) and Class S2 shares’ performance (2010-2012).

Calendar Year Total Returns
(as of December 31 of each year)

Best quarter: 3rd, 2009, 10.48% and Worst quarter: 3rd, 2011, (7.10)%

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs (or since inception)	10 Yrs	Inception Date
Class S2%		10.05	9.52	N/A	05/28/09
S&P Target Date 2015 Index[1]	%	10.60	10.94[2]	N/A	—
Class S (adjusted)%		10.02	3.56	N/A	03/10/08
S&P Target Date 2015 Index[1]	%	10.60	4.31[2]	N/A	—

1	The index returns do not reflect deductions for fees, expenses, or taxes.

2	Reflects index performance since the date closest to the Class’ inception for which data is available.

PORTFOLIO MANAGEMENT

On March 18, 2013, shareholders of the Portfolio were sent a proxy statement, which asked shareholders to approve the appointment of ING Investment Management Co., LLC as the Sub-Adviser to the Portfolio. If shareholders approve this proposal, ING Investment Management Co., LLC will become the Sub-Adviser to the Portfolio; however, the individuals listed as members of the Investment Committee will continue to be responsible for the day-to-day management of the Portfolio. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Portfolio’s website at www.INGFunds.com/vp/literature.

Investment Adviser
Directed Services LLC

Investment Committee
Heather Hackett, CFA	Halvard Kvaale, CIMA
Committee Member (since 08/09)	Committee Member (since 08/12)
Paul Zemsky, CFA
Committee Member (since 03/08)

10	ING Index Solution 2015 Portfolio

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

ING Index Solution 2015 Portfolio	11

ING Index Solution 2020 Portfolio

INVESTMENT OBJECTIVE

Until the day prior to its Target Date (defined below), the Portfolio seeks to provide total return consistent with an asset allocation targeted at retirement in approximately 2020. On the Target Date, the Portfolio’s investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

FEES AND EXPENSES OF THE PORTFOLIO

The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class	S2
Management Fee[2]	0.14%
Distribution and/or Shareholder Services (12b-1) Fees	0.50%
Administrative Services Fee	0.10%
Other Expenses	57.78%
Acquired Fund Fees and Expenses	0.40%
Total Annual Portfolio Operating Expenses[3]	58.92%
Waivers and Reimbursements[4]	(58.01)%
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	0.91%

1	The expense ratio has been adjusted to reflect current contractual rates.

2	Effective April 30, 2013, the Portfolio’s Management Fee structure was changed to a “bifurcated fee” structure as follows: an annual rate of 0.10% of the Portfolio’s average daily net assets invested in Underlying Funds within the ING Funds complex, and 0.30% of the Portfolio’s average daily net assets invested in direct investments, which include, but are not limited to, exchange-traded funds, securities issued by non-investment company issuers, such as operating companies, and derivative instruments. The Management Fee reflected in the table is calculated based on an estimated investment of 20% of the Portfolio’s assets in direct investments.

3	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

4	The adviser is contractually obligated to limit expenses to 0.91% of Class S2 shares through at least May 1, 2018; the obligation does not extend to interest, taxes, brokerage commissions, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years. The distributor is contractually obligated to waive 0.10% of the distribution fee through May 1, 2014. There is no guarantee that the distribution fee waiver will continue after May 1, 2014. The distribution fee waiver will only renew if the distributor elects to renew it.

Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
S2	$93	290	504	10,054

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-, three-, and five-year periods and the first five years of the ten-year period.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Example, affect the Portfolio’s performance.

During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 61% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in a combination of Underlying Funds which are passively managed index funds. The Portfolio will provide shareholders with at least 60 days’ prior written notice of any change in this investment policy. The Underlying Funds invest in U.S. stocks, international stocks, U.S. bonds, and other debt instruments and the Portfolio uses an asset allocation strategy designed for investors expecting to retire around the year 2020. The Portfolio’s current approximate target investment allocations (expressed as a percentage of its net assets) among the Underlying Funds are as follows: 55% in equity securities; and 45% in debt instruments. As these are Target Allocations, the actual allocations of the Portfolio’s assets may deviate from the percentages shown.

The Target Allocations are measured with reference to the primary investment strategies of the Underlying Funds; actual exposure to debt instruments and equity securities will vary from the Target Allocations if an Underlying Fund is not substantially invested in accordance with its primary investment strategy. The Portfolio may periodically deviate from the Target Allocations based on an assessment of the current market conditions or other factors.

12	ING Index Solution 2020 Portfolio

Generally, the deviations fall within the range of +/- 10% relative to the current Target Allocations. The sub-adviser (“Sub-Adviser”) may determine, in light of market conditions or other factors, to deviate by a wider margin in order to protect the Portfolio, achieve its investment objective, or to take advantage of particular opportunities.

The Underlying Funds provide exposure to a wide range of traditional asset classes which include stocks, bonds and cash.

Equity securities in which the Underlying Funds invest include, but are not limited to, domestic and international large-, mid-, and small-capitalization stocks (may be growth oriented, value oriented or a blend); and emerging market securities.

Debt instruments in which the Underlying Funds invest include, but are not limited to, domestic and international intermediate-, long-, and short-term bonds; and high-yield bonds commonly referred to as “junk-bonds.”

The Portfolio may also invest in derivatives, including futures, and swaps (including interest rate swaps, total return swaps, and credit default swaps), to make tactical allocations, as a substitute for a taking a position in the underlying asset, minimize risk, and assist in managing cash.

The Portfolio may invest up to 20% of its total assets in exchange-traded funds.

The Portfolio may also allocate in the future to the following non-traditional asset classes (also known as alternative strategies) which include but are not limited to: domestic and international real estate stocks, including real estate investment trusts; natural resource/commodity securities; treasury inflation protected securities and floating rate loans. There can be no assurance that these allocations will occur.

The Portfolio is designed primarily for long-term investors in tax-advantaged accounts. The Portfolio is structured and managed around a specific target retirement or financial goal date 2020 (“Target Date”). The Target Date is the approximate year that an investor in the Portfolio would plan to make withdrawals from the Portfolio for retirement or other financial goals. The chart below shows the glide path and illustrates how the equity securities and debt instruments allocations will change over time. Generally, the Portfolio’s glide path will transition to the target asset allocations illustrated below on an annual basis and become more conservative as the Portfolio approaches the Target Date. As the Portfolio approaches its Target Date in 2020, the Portfolio’s Target Allocation is anticipated to be the same as that of ING Index Solution Income Portfolio, which is equal to approximately 35% equity securities and 65% debt instruments.

As the Portfolio’s Target Allocation migrates toward that of ING Index Solution Income Portfolio by the Target Date, it is anticipated that the Portfolio would be merged with and into the ING Index Solution Income Portfolio. The ING Index Solution Income Portfolio is for those investors who are retired, nearing retirement or in need of making withdrawals from their portfolio soon.

In summary, the Portfolio is designed for an investor who plans to withdraw the value of the investor’s investments in the Portfolio gradually on or after the Target Date. The mix of investments in the Portfolio’s Target Allocation will change over time and seek to reduce investment risk as the Portfolio approaches its Target Date.

The Portfolio will be rebalanced periodically to return to the Target Allocation. The Target Allocation may be changed at any time by the Sub-Adviser.

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio, even near, at, or after the Target Date. There is no guarantee that the Portfolio will provide adequate income at and through your retirement or for any of your financial goals. The value of your investment in the Portfolio changes with the values of the Underlying Funds and their investments. Any of the following risks, among others, could affect the Portfolio’s or an Underlying Fund’s performance or cause the Portfolio or an Underlying Fund to lose money or to underperform market averages of other funds.

Asset Allocation   Assets will be allocated among Underlying Funds and markets based on judgments by the Adviser. There is a risk that the Portfolio may allocate assets to an Underlying Fund or asset class that underperforms other funds or asset classes.

Call   During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, an Underlying Fund would experience a decline in income.

Commodities   The operations and financial performance of companies in natural resources industries may be directly affected by commodity prices. This risk is exacerbated for those natural resources companies that own the underlying commodity.

ING Index Solution 2020 Portfolio	13

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Credit   Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Credit Default Swaps   The Portfolio or an Underlying Fund may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the Portfolio or an Underlying Fund pays a fee to protect against the risk that a security held by the Portfolio or the Underlying Fund will default. As a seller of the swap, the Portfolio or an Underlying Fund receives payment(s) in return for its obligation to pay the counterparty the full national value of the security in the event of a default of the security issuer. As a seller of a swap, the Portfolio or an Underlying Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio or an Underlying Fund would be subject to investment exposure on the notional value of the swap. Credit default swaps are largely unregulated and susceptible to liquidity, credit, and counterparty risks.

Currency   To the extent that an Underlying Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio or an Underlying Fund and reduce its returns. Derivatives may not perform as expected, so the Portfolio or an Underlying Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio or an Underlying Fund to the risk of improper valuation.

Floating Rate Loans   The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans and many floating rate loans are subject to restrictions on resale.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Underlying Funds experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Foreign investment risks may be greater in developing and emerging markets than in developed markets. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

High-Yield Securities   Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Index Strategy   The index selected may underperform the overall market and an Underlying Fund might fail to track its target index. The correlation between an Underlying Fund and index performance may be affected by the Underlying Fund’s expenses and the timing of purchases and redemptions of the Underlying Fund’s shares. An Underlying Fund’s actual holdings might not match the Index and the Underlying Fund’s effective exposure to index securities at any given time may not equal 100%.

Inflation-Indexed Bonds   If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Interest Rate   With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase an Underlying Fund’s exposure to risks associated with rising interest rates.

Liquidity   If a security is illiquid, an Underlying Fund might be unable to sell the security at a time when the manager might wish to sell, and the security could have the effect of decreasing the overall level of an Underlying Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount an Underlying Fund could realize upon disposition. An Underlying Fund may make investments that become less liquid in response

14	ING Index Solution 2020 Portfolio

to market developments or adverse investor perception. An Underlying Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to an Underlying Fund.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which the Underlying Funds invest. Rather, the market could favor securities to which the Underlying Funds are not exposed or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Underlying Funds costs and impair the ability of the Underlying Funds to achieve its investment objectives.

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio or an Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio and a proportionate share of the expenses of each Underlying Fund.

Real Estate Companies and Real Estate Investment Trusts (“REITs”)   Investing in real estate companies and REITs may subject an Underlying Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.

Sovereign Debt   These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the Portfolio’s Class S2 shares’ performance for the first full calendar year of operations, and the table compares the Portfolio’s Class S2 shares’ performance to the performance of a broad-based securities market index/indices for the same period. The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio’s past performance is no guarantee of future results.

Calendar Year Total Returns
(as of December 31)

Best quarter: 1st, 2012, 7.34% and Worst quarter: 2nd, 2012, (1.73)%

ING Index Solution 2020 Portfolio	15

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs (or since inception)	10 Yrs	Inception Date
Class S2%		11.33	15.65	N/A	10/03/11
S&P Target Date 2020 Index[1]	%	11.76	17.47	N/A	—

1	The index returns do not reflect deductions for fees, expenses, or taxes.

PORTFOLIO MANAGEMENT

Investment Adviser	Sub-Adviser
Directed Services LLC	ING Investment Management Co. LLC

Portfolio Managers
Heather Hackett, CFA	Halvard Kvaale,CIMA
Portfolio Manager (since 09/11)	Portfolio Manager (since 08/12)
Paul Zemsky, CFA
Portfolio Manager (since 09/11)

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

16	ING Index Solution 2020 Portfolio

ING Index Solution 2025 Portfolio

INVESTMENT OBJECTIVE

Until the day prior to its Target Date (defined below), the Portfolio seeks to provide total return consistent with an asset allocation targeted at retirement in approximately 2025. On the Target Date, the Portfolio’s investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

FEES AND EXPENSES OF THE PORTFOLIO

The tables describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The tables do not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

On March 18, 2013, shareholders of the Portfolio were sent a proxy statement, which asked shareholders to approve a new fee structure (the “Amended Fee Structure”), which would modify the fees payable to the Adviser. Under the proposed Amended Fee Structure, the current Management Fee rate would continue to be charged with respect to assets invested in underlying funds in the ING Fund Complex (“Underlying Funds”), but a higher Management Fee rate would be charged on assets invested in other types of securities.

If the Amended Fee Structure is approved by shareholders, the fees you would pay if you buy and hold shares of the Portfolio will change. The current fee structure is reflected in Fee Table A below. The Amended Fee Structure is reflected below in Fee Table B. Similarly, if the Amended Fee Structure is approved, the expenses you pay as a shareholder of the Portfolio may change. An example intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds is also included below. Expense Example Table A shows an example based on the current fee structure. Expense Example Table B shows an example based on the Amended Fee Structure.

There is no guarantee that shareholders will approve the Amended Fee Structure, in which case the Portfolio will continue to operate under the current fee structure. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Portfolio’s website at www.INGFunds.com/vp/literature.

Fee Table A - Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class	S2
Management Fee	0.10%
Distribution and/or Shareholder Services (12b-1) Fees	0.50%
Administrative Services Fee	0.10%
Other Expenses	0.03%
Acquired Fund Fees and Expenses	0.40%
Total Annual Portfolio Operating Expenses[2]	1.13%
Waivers and Reimbursements[3]	(0.21)%
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	0.92%

1	The expense ratio has been adjusted to reflect current fees.

2	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

3	The adviser is contractually obligated to limit expenses to 0.52% of Class S2 shares through May 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years. The distributor is contractually obligated to waive 0.10% of the distribution fee through May 1, 2014. There is no guarantee that the distribution fee waiver will continue after May 1, 2014. The distribution fee waiver will only renew if the distributor elects to renew it.

Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Example Table A

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
S2	$94	338	602	1,356

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.

Fee Table B - Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class	S2
Management Fee[2]	0.14%
Distribution and/or Shareholder Services (12b-1) Fees	0.50%
Administrative Services Fee	0.10%
Other Expenses	0.03%
Acquired Fund Fees and Expenses	0.40%

ING Index Solution 2025 Portfolio	17

Class	S2
Total Annual Portfolio Operating Expenses[3]	1.17%
Waivers and Reimbursements[4]	(0.26)%
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	0.91%

1	The expense ratio has been adjusted to reflect current contractual rates.

2	Pending shareholder approval, the Portfolio’s Management Fee structure was changed to a “bifurcated fee” structure as follows: an annual rate of 0.10% of the Portfolio’s average daily net assets invested in Underlying Funds within the ING Funds complex, and 0.30% of the Portfolio’s average daily net assets invested in direct investments, which include, but are not limited to, exchange-traded funds, securities issued by non-investment company issuers, such as operating companies, and derivative instruments. The Management Fee reflected in the table is calculated based on an estimated investment of 20% of the Portfolio’s assets in direct investments.

3	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

4	The adviser is contractually obligated to limit expenses to 0.91% of Class S2 shares through at least May 1, 2018; the obligation does not extend to interest, taxes, brokerage commissions, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years. The distributor is contractually obligated to waive 0.10% of the distribution fee through May 1, 2014. There is no guarantee that the distribution fee waiver will continue after May 1, 2014. The distribution fee waiver will only renew if the distributor elects to renew it.

Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Example Table B

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
S2	$93	290	504	1,290

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-, three-, and five-year periods and the first five years of the ten-year period.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Example, affect the Portfolio’s performance.

During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 39% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in a combination of Underlying Funds which are passively managed index funds. The Portfolio will provide shareholders with at least 60 days’ prior written notice of any change in this investment policy. The Underlying Funds invest in U.S. stocks, international stocks, U.S. bonds, and other debt instruments and the Portfolio uses an asset allocation strategy designed for investors expecting to retire around the year 2025. The Portfolio’s current approximate target investment allocations (expressed as a percentage of its net assets) among the Underlying Funds are as follows: 66% in equity securities; and 34% in debt instruments. As these are Target Allocations, the actual allocations of the Portfolio’s assets may deviate from the percentages shown.

The Target Allocations are measured with reference to the primary investment strategies of the Underlying Funds; actual exposure to debt instruments and equity securities will vary from the Target Allocations if an Underlying Fund is not substantially invested in accordance with its primary investment strategy. The Portfolio may periodically deviate from the Target Allocations based on an assessment of the current market conditions or other factors. Generally, the deviations fall within the range of +/- 10% relative to the current Target Allocations. The Portfolio may, in light of market conditions or other factors, deviate by a wider margin in order to protect the Portfolio, achieve its investment objective, or to take advantage of particular opportunities.

The Underlying Funds provide exposure to a wide range of traditional asset classes which include stocks, bonds and cash.

Equity securities in which the Underlying Funds invest include, but are not limited to, domestic and international large-, mid-, and small-capitalization stocks (may be growth oriented, value oriented or a blend); and emerging market securities.

Debt instruments in which the Underlying Funds invest include, but are not limited to, domestic and international intermediate-, long-, and short-term bonds; and high-yield bonds commonly referred to as “junk-bonds.”

The Portfolio may also invest in derivatives, including futures, and swaps (including interest rate swaps, total return swaps, and credit default swaps), to make tactical allocations, as a substitute for a taking a position in the underlying asset, minimize risk, and assist in managing cash.

The Portfolio may invest up to 20% of its total assets in exchange-traded funds.

The Portfolio may also allocate in the future to the following non-traditional asset classes (also known as alternative strategies) which include but are not limited to: domestic and international real estate stocks, including real estate investment trusts; natural resource/commodity securities; treasury inflation protected securities and floating rate loans. There can be no assurance that these allocations will occur.

18	ING Index Solution 2025 Portfolio

The Portfolio is designed primarily for long-term investors in tax-advantaged accounts. The Portfolio is structured and managed around a specific target retirement or financial goal date 2025 (“Target Date”). The Target Date is the approximate year that an investor in the Portfolio would plan to make withdrawals from the Portfolio for retirement or other financial goals. The chart below shows the glide path and illustrates how the equity securities and debt instruments allocations will change over time. Generally, the Portfolio’s glide path will transition to the target asset allocations illustrated below on an annual basis and become more conservative as the Portfolio approaches the Target Date. As the Portfolio approaches its Target Date in 2025, the Portfolio’s Target Allocation is anticipated to be the same as that of ING Index Solution Income Portfolio, which is equal to approximately 35% equity securities and 65% debt instruments.

As the Portfolio’s Target Allocation migrates toward that of ING Index Solution Income Portfolio by the Target Date, it is anticipated that the Portfolio would be merged with and into the ING Index Solution Income Portfolio. The ING Index Solution Income Portfolio is for those investors who are retired, nearing retirement or in need of making withdrawals from their portfolio soon.

In summary, the Portfolio is designed for an investor who plans to withdraw the value of the investor’s investments in the Portfolio gradually on or after the Target Date. The mix of investments in the Portfolio’s Target Allocation will change over time and seek to reduce investment risk as the Portfolio approaches its Target Date.

The Portfolio will be rebalanced periodically to return to the Target Allocation. The Target Allocation may be changed at any time by the Sub-Adviser.

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio, even near, at, or after the Target Date. There is no guarantee that the Portfolio will provide adequate income at and through your retirement or for any of your financial goals. The value of your investment in the Portfolio changes with the values of the Underlying Funds and their investments. Any of the following risks, among others, could affect the Portfolio’s or an Underlying Fund’s performance or cause the Portfolio or an Underlying Fund to lose money or to underperform market averages of other funds.

Asset Allocation   Assets will be allocated among Underlying Funds and markets based on judgments by the Adviser. There is a risk that the Portfolio may allocate assets to an Underlying Fund or asset class that underperforms other funds or asset classes.

Call   During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, an Underlying Fund would experience a decline in income.

Commodities   The operations and financial performance of companies in natural resources industries may be directly affected by commodity prices. This risk is exacerbated for those natural resources companies that own the underlying commodity.

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Credit   Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Credit Default Swaps   The Portfolio or an Underlying Fund may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the Portfolio or an Underlying Fund pays a fee to protect against the risk that a security held by the Portfolio or the Underlying Fund will default. As a seller of the swap, the Portfolio or an Underlying Fund receives payment(s) in return for its obligation to pay the counterparty the full national value of the security in the event of a default of the security issuer. As a seller of a swap, the Portfolio or an Underlying Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio or an Underlying Fund would be subject to investment exposure on the notional value of the swap. Credit default swaps are largely unregulated and susceptible to liquidity, credit, and counterparty risks.

Currency   To the extent that an Underlying Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio or an Underlying Fund and reduce its returns. Derivatives may not perform as expected, so the Portfolio or an Underlying Fund may not realize the intended benefits. When used for hedging,

ING Index Solution 2025 Portfolio	19

the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio or an Underlying Fund to the risk of improper valuation.

Floating Rate Loans   The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans and many floating rate loans are subject to restrictions on resale.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Underlying Funds experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Foreign investment risks may be greater in developing and emerging markets than in developed markets. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

High-Yield Securities   Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Index Strategy   The index selected may underperform the overall market and an Underlying Fund might fail to track its target index. The correlation between an Underlying Fund and index performance may be affected by the Underlying Fund’s expenses and the timing of purchases and redemptions of the Underlying Fund’s shares. An Underlying Fund’s actual holdings might not match the Index and the Underlying Fund’s effective exposure to index securities at any given time may not equal 100%.

Inflation-Indexed Bonds   If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Interest Rate   With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase an Underlying Fund’s exposure to risks associated with rising interest rates.

Liquidity   If a security is illiquid, an Underlying Fund might be unable to sell the security at a time when the manager might wish to sell, and the security could have the effect of decreasing the overall level of an Underlying Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount an Underlying Fund could realize upon disposition. An Underlying Fund may make investments that become less liquid in response to market developments or adverse investor perception. An Underlying Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to an Underlying Fund.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which the Underlying Funds invest. Rather, the market could favor securities to which the Underlying Funds are not exposed or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Underlying Funds costs and impair the ability of the Underlying Funds to achieve its investment objectives.

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio or an Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment

20	ING Index Solution 2025 Portfolio

companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio and a proportionate share of the expenses of each Underlying Fund.

Real Estate Companies and Real Estate Investment Trusts (“REITs”)   Investing in real estate companies and REITs may subject an Underlying Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.

Sovereign Debt   These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio’s Class S2 shares’ and Class S shares’ performance from year to year, and the table compares the Portfolio’s Class S2 shares’ and Class S shares’ performance to the performance of a broad-based securities market index/indices for the same period. Class S shares’ performance has been adjusted to reflect the higher expenses of Class S2 shares. The Class S2 shares and Class S shares of the Portfolio would have substantially similar performance because they invest in the same portfolio of securities. However, Class S shares’ performance would be higher than Class S2 shares’ performance because of the higher expenses paid by Class S2 shares. The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio’s past performance is no guarantee of future results.

The bar chart below shows the Portfolio’s adjusted Class S shares’ performance (2009) and Class S2 shares’ performance (2010-2012).

Calendar Year Total Returns
(as of December 31 of each year)

Best quarter: 2nd, 2009, 13.82% and Worst quarter: 3rd, 2011, (11.95)%

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs (or since inception)	10 Yrs	Inception Date
Class S2%		12.88	11.40	N/A	05/28/09
S&P Target Date 2025 Index[1]	%	12.79	12.45[2]	N/A	—
Class S (adjusted)%		12.96	3.25	N/A	03/10/08
S&P Target Date 2025 Index[1]	%	12.79	4.08[2]	N/A	—

1	The index returns do not reflect deductions for fees, expenses, or taxes.

2	Reflects index performance since the date closest to the Class’ inception for which data is available.

PORTFOLIO MANAGEMENT

On March 18, 2013, shareholders of the Portfolio were sent a proxy statement, which asked shareholders to approve the appointment of ING Investment Management Co., LLC as the Sub-Adviser to the Portfolio. If shareholders approve this proposal, ING Investment Management Co., LLC will become the Sub-Adviser to the Portfolio; however, the individuals listed as members of the Investment Committee will continue to be responsible for the day-to-day management of the Portfolio. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Portfolio’s website at www.INGFunds.com/vp/literature.

Investment Adviser
Directed Services LLC

Investment Committee
Heather Hackett, CFA	Halvard Kvaale, CIMA
Committee Member (since 08/09)	Committee Member (since 08/12)
Paul Zemsky, CFA
Committee Member (since 03/08)

ING Index Solution 2025 Portfolio	21

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

22	ING Index Solution 2025 Portfolio

ING Index Solution 2030 Portfolio

INVESTMENT OBJECTIVE

Until the day prior to its Target Date (defined below), the Portfolio seeks to provide total return consistent with an asset allocation targeted at retirement in approximately 2030. On the Target Date, the Portfolio’s investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

FEES AND EXPENSES OF THE PORTFOLIO

The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class	S2
Management Fee[2]	0.14%
Distribution and/or Shareholder Services (12b-1) Fees	0.50%
Administrative Services Fee	0.10%
Other Expenses	42.40%
Acquired Fund Fees and Expenses	0.39%
Total Annual Portfolio Operating Expenses[3]	43.53%
Waivers and Reimbursements[4]	(42.62)%
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	0.91%

1	The expense ratio has been adjusted to reflect current contractual rates.

2	Effective April 30, 2013, the Portfolio’s Management Fee structure was changed to a “bifurcated fee” structure as follows: an annual rate of 0.10% of the Portfolio’s average daily net assets invested in Underlying Funds within the ING Funds complex, and 0.30% of the Portfolio’s average daily net assets invested in direct investments, which include, but are not limited to, exchange-traded funds, securities issued by non-investment company issuers, such as operating companies, and derivative instruments. The Management Fee reflected in the table is calculated based on an estimated investment of 20% of the Portfolio’s assets in direct investments.

3	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

4	The adviser is contractually obligated to limit expenses to 0.91% of Class S2 shares through at least May 1, 2018; the obligation does not extend to interest, taxes, brokerage commissions, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years. The distributor is contractually obligated to waive 0.10% of the distribution fee through May 1, 2014. There is no guarantee that the distribution fee waiver will continue after May 1, 2014. The distribution fee waiver will only renew if the distributor elects to renew it.

Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
S2	$93	290	504	10,671

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-, three-, and five-year periods and the first five years of the ten-year period.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Example, affect the Portfolio’s performance.

During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 51% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in a combination of Underlying Funds which are passively managed index funds. The Portfolio will provide shareholders with at least 60 days’ prior written notice of any change in this investment policy. The Underlying Funds invest in U.S. stocks, international stocks, U.S. bonds, and other debt instruments and the Portfolio uses an asset allocation strategy designed for investors expecting to retire around the year 2030. The Portfolio’s current approximate target investment allocations (expressed as a percentage of its net assets) among the Underlying Funds are as follows: 75% in equity securities; and 25% in debt instruments. As these are Target Allocations, the actual allocations of the Portfolio’s assets may deviate from the percentages shown.

The Target Allocations are measured with reference to the primary investment strategies of the Underlying Funds; actual exposure to debt instruments and equity securities will vary from the Target Allocations if an Underlying Fund is not substantially invested in accordance with its primary investment strategy. The Portfolio may periodically deviate from the Target Allocations based on an assessment of the current market conditions or other factors.

ING Index Solution 2030 Portfolio	23

Generally, the deviations fall within the range of +/- 10% relative to the current Target Allocations. The sub-adviser (“Sub-Adviser”) may determine, in light of market conditions or other factors, to deviate by a wider margin in order to protect the Portfolio, achieve its investment objective, or to take advantage of particular opportunities.

The Underlying Funds provide exposure to a wide range of traditional asset classes which include stocks, bonds and cash.

Equity securities in which the Underlying Funds invest include, but are not limited to, domestic and international large-, mid-, and small-capitalization stocks (may be growth oriented, value oriented or a blend); and emerging market securities.

Debt instruments in which the Underlying Funds invest include, but are not limited to, domestic and international intermediate-, long-, and short-term bonds; and high-yield bonds commonly referred to as “junk-bonds.”

The Portfolio may also invest in derivatives, including futures, and swaps (including interest rate swaps, total return swaps, and credit default swaps), to make tactical allocations, as a substitute for a taking a position in the underlying asset, minimize risk, and assist in managing cash.

The Portfolio may invest up to 20% of its total assets in exchange-traded funds.

The Portfolio may also allocate in the future to the following non-traditional asset classes (also known as alternative strategies) which include but are not limited to: domestic and international real estate stocks, including real estate investment trusts; natural resource/commodity securities; treasury inflation protected securities and floating rate loans. There can be no assurance that these allocations will occur.

The Portfolio is designed primarily for long-term investors in tax-advantaged accounts. The Portfolio is structured and managed around a specific target retirement or financial goal date 2030 (“Target Date”). The Target Date is the approximate year that an investor in the Portfolio would plan to make withdrawals from the Portfolio for retirement or other financial goals. The chart below shows the glide path and illustrates how the equity securities and debt instruments allocations will change over time. Generally, the Portfolio’s glide path will transition to the target asset allocations illustrated below on an annual basis and become more conservative as the Portfolio approaches the Target Date. As the Portfolio approaches its Target Date in 2030, the Portfolio’s Target Allocation is anticipated to be the same as that of ING Index Solution Income Portfolio, which is equal to approximately 35% equity securities and 65% debt instruments.

As the Portfolio’s Target Allocation migrates toward that of ING Index Solution Income Portfolio by the Target Date, it is anticipated that the Portfolio would be merged with and into the ING Index Solution Income Portfolio. The ING Index Solution Income Portfolio is for those investors who are retired, nearing retirement or in need of making withdrawals from their portfolio soon.

In summary, the Portfolio is designed for an investor who plans to withdraw the value of the investor’s investments in the Portfolio gradually on or after the Target Date. The mix of investments in the Portfolio’s Target Allocation will change over time and seek to reduce investment risk as the Portfolio approaches its Target Date.

The Portfolio will be rebalanced periodically to return to the Target Allocation. The Target Allocation may be changed at any time by the Sub-Adviser.

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio, even near, at, or after the Target Date. There is no guarantee that the Portfolio will provide adequate income at and through your retirement or for any of your financial goals. The value of your investment in the Portfolio changes with the values of the Underlying Funds and their investments. Any of the following risks, among others, could affect the Portfolio’s or an Underlying Fund’s performance or cause the Portfolio or an Underlying Fund to lose money or to underperform market averages of other funds.

Asset Allocation   Assets will be allocated among Underlying Funds and markets based on judgments by the Adviser. There is a risk that the Portfolio may allocate assets to an Underlying Fund or asset class that underperforms other funds or asset classes.

Call   During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, an Underlying Fund would experience a decline in income.

Commodities   The operations and financial performance of companies in natural resources industries may be directly affected by commodity prices. This risk is exacerbated for those natural resources companies that own the underlying commodity.

24	ING Index Solution 2030 Portfolio

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Credit   Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Credit Default Swaps   The Portfolio or an Underlying Fund may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the Portfolio or an Underlying Fund pays a fee to protect against the risk that a security held by the Portfolio or the Underlying Fund will default. As a seller of the swap, the Portfolio or an Underlying Fund receives payment(s) in return for its obligation to pay the counterparty the full national value of the security in the event of a default of the security issuer. As a seller of a swap, the Portfolio or an Underlying Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio or an Underlying Fund would be subject to investment exposure on the notional value of the swap. Credit default swaps are largely unregulated and susceptible to liquidity, credit, and counterparty risks.

Currency   To the extent that an Underlying Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio or an Underlying Fund and reduce its returns. Derivatives may not perform as expected, so the Portfolio or an Underlying Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio or an Underlying Fund to the risk of improper valuation.

Floating Rate Loans   The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans and many floating rate loans are subject to restrictions on resale.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Underlying Funds experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Foreign investment risks may be greater in developing and emerging markets than in developed markets. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

High-Yield Securities   Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Index Strategy   The index selected may underperform the overall market and an Underlying Fund might fail to track its target index. The correlation between an Underlying Fund and index performance may be affected by the Underlying Fund’s expenses and the timing of purchases and redemptions of the Underlying Fund’s shares. An Underlying Fund’s actual holdings might not match the Index and the Underlying Fund’s effective exposure to index securities at any given time may not equal 100%.

Inflation-Indexed Bonds   If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Interest Rate   With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase an Underlying Fund’s exposure to risks associated with rising interest rates.

Liquidity   If a security is illiquid, an Underlying Fund might be unable to sell the security at a time when the manager might wish to sell, and the security could have the effect of decreasing the overall level of an Underlying Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount an Underlying Fund could realize upon disposition. An Underlying Fund may make investments that become less liquid in response

ING Index Solution 2030 Portfolio	25

to market developments or adverse investor perception. An Underlying Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to an Underlying Fund.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which the Underlying Funds invest. Rather, the market could favor securities to which the Underlying Funds are not exposed or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Underlying Funds costs and impair the ability of the Underlying Funds to achieve its investment objectives.

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio or an Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio and a proportionate share of the expenses of each Underlying Fund.

Real Estate Companies and Real Estate Investment Trusts (“REITs”)   Investing in real estate companies and REITs may subject an Underlying Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.

Sovereign Debt   These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the Portfolio’s Class S2 shares’ performance for the first full calendar year of operations, and the table compares the Portfolio’s Class S2 shares’ performance to the performance of a broad-based securities market index/indices for the same period. The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio’s past performance is no guarantee of future results.

Calendar Year Total Returns
(as of December 31)

Best quarter: 1st, 2012, 9.73% and Worst quarter: 2nd, 2012, (3.23)%

26	ING Index Solution 2030 Portfolio

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs (or since inception)	10 Yrs	Inception Date
Class S2%		14.20	20.16	N/A	10/03/11
S&P Target Date 2030 Index[1]	%	13.71	20.83	N/A	—

1	The index returns do not reflect deductions for fees, expenses, or taxes.

PORTFOLIO MANAGEMENT

Investment Adviser	Sub-Adviser
Directed Services LLC	ING Investment Management Co. LLC

Portfolio Managers
Heather Hackett, CFA	Halvard Kvaale,CIMA
Portfolio Manager (since 09/11)	Portfolio Manager (since 08/12)
Paul Zemsky, CFA
Portfolio Manager (since 09/11)

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

ING Index Solution 2030 Portfolio	27

ING Index Solution 2035 Portfolio

INVESTMENT OBJECTIVE

Until the day prior to its Target Date (defined below), the Portfolio seeks to provide total return consistent with an asset allocation targeted at retirement in approximately 2035. On the Target Date, the Portfolio’s investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

FEES AND EXPENSES OF THE PORTFOLIO

The tables describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The tables do not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

On March 18, 2013, shareholders of the Portfolio were sent a proxy statement, which asked shareholders to approve a new fee structure (the “Amended Fee Structure”), which would modify the fees payable to the Adviser. Under the proposed Amended Fee Structure, the current Management Fee rate would continue to be charged with respect to assets invested in underlying funds in the ING Fund Complex (“Underlying Funds”), but a higher Management Fee rate would be charged on assets invested in other types of securities.

If the Amended Fee Structure is approved by shareholders, the fees you would pay if you buy and hold shares of the Portfolio will change. The current fee structure is reflected in Fee Table A below. The Amended Fee Structure is reflected below in Fee Table B. Similarly, if the Amended Fee Structure is approved, the expenses you pay as a shareholder of the Portfolio may change. An example intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds is also included below. Expense Example Table A shows an example based on the current fee structure. Expense Example Table B shows an example based on the Amended Fee Structure.

There is no guarantee that shareholders will approve the Amended Fee Structure, in which case the Portfolio will continue to operate under the current fee structure. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Portfolio’s website at www.INGFunds.com/vp/literature.

Fee Table A - Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class	S2
Management Fee	0.10%
Distribution and/or Shareholder Services (12b-1) Fees	0.50%
Administrative Services Fee	0.10%
Other Expenses	0.03%
Acquired Fund Fees and Expenses	0.40%
Total Annual Portfolio Operating Expenses[2]	1.13%
Waivers and Reimbursements[3]	(0.21)%
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	0.92%

1	The expense ratio has been adjusted to reflect current fees.

2	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

3	The adviser is contractually obligated to limit expenses to 0.52% of Class S2 shares through May 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years. The distributor is contractually obligated to waive 0.10% of the distribution fee through May 1, 2014. There is no guarantee that the distribution fee waiver will continue after May 1, 2014. The distribution fee waiver will only renew if the distributor elects to renew it.

Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Example Table A

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
S2	$94	338	602	1,356

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.

Fee Table B - Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class	S2
Management Fee[2]	0.14%
Distribution and/or Shareholder Services (12b-1) Fees	0.50%
Administrative Services Fee	0.10%
Other Expenses	0.03%
Acquired Fund Fees and Expenses	0.40%

28	ING Index Solution 2035 Portfolio

Class	S2
Total Annual Portfolio Operating Expenses[3]	1.17%
Waivers and Reimbursements[4]	(0.26)%
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	0.91%

1	The expense ratio has been adjusted to reflect current contractual rates.

2	Pending shareholder approval, the Portfolio’s Management Fee structure was changed to a “bifurcated fee” structure as follows: an annual rate of 0.10% of the Portfolio’s average daily net assets invested in Underlying Funds within the ING Funds complex, and 0.30% of the Portfolio’s average daily net assets invested in direct investments, which include, but are not limited to, exchange-traded funds, securities issued by non-investment company issuers, such as operating companies, and derivative instruments. The Management Fee reflected in the table is calculated based on an estimated investment of 20% of the Portfolio’s assets in direct investments.

3	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

4	The adviser is contractually obligated to limit expenses to 0.91% of Class S2 shares through at least May 1, 2018; the obligation does not extend to interest, taxes, brokerage commissions, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years. The distributor is contractually obligated to waive 0.10% of the distribution fee through May 1, 2014. There is no guarantee that the distribution fee waiver will continue after May 1, 2014. The distribution fee waiver will only renew if the distributor elects to renew it.

Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Example Table B

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
S2	$93	290	504	1,290

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-, three-, and five-year periods and the first five years of the ten-year period.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Example, affect the Portfolio’s performance.

During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 34% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in a combination of Underlying Funds which are passively managed index funds. The Portfolio will provide shareholders with at least 60 days’ prior written notice of any change in this investment policy. The Underlying Funds invest in U.S. stocks, international stocks, U.S. bonds, and other debt instruments and the Portfolio uses an asset allocation strategy designed for investors expecting to retire around the year 2035. The Portfolio’s current approximate target investment allocations (expressed as a percentage of its net assets) among the Underlying Funds are as follows: 83% in equity securities; and 17% in debt instruments. As these are Target Allocations, the actual allocations of the Portfolio’s assets may deviate from the percentages shown.

The Target Allocations are measured with reference to the primary investment strategies of the Underlying Funds; actual exposure to debt instruments and equity securities will vary from the Target Allocations if an Underlying Fund is not substantially invested in accordance with its primary investment strategy. The Portfolio may periodically deviate from the Target Allocations based on an assessment of the current market conditions or other factors. Generally, the deviations fall within the range of +/- 10% relative to the current Target Allocations. The Portfolio may, in light of market conditions or other factors, deviate by a wider margin in order to protect the Portfolio, achieve its investment objective, or to take advantage of particular opportunities.

The Underlying Funds provide exposure to a wide range of traditional asset classes which include stocks, bonds and cash.

Equity securities in which the Underlying Funds invest include, but are not limited to, domestic and international large-, mid-, and small-capitalization stocks (may be growth oriented, value oriented or a blend); and emerging market securities.

Debt instruments in which the Underlying Funds invest include, but are not limited to, domestic and international intermediate-, long-, and short-term bonds; and high-yield bonds commonly referred to as “junk-bonds.”

The Portfolio may also invest in derivatives, including futures, and swaps (including interest rate swaps, total return swaps, and credit default swaps), to make tactical allocations, as a substitute for a taking a position in the underlying asset, minimize risk, and assist in managing cash.

The Portfolio may invest up to 20% of its total assets in exchange-traded funds.

The Portfolio may also allocate in the future to the following non-traditional asset classes (also known as alternative strategies) which include but are not limited to: domestic and international real estate stocks, including real estate investment trusts; natural resource/commodity securities; treasury inflation protected securities and floating rate loans. There can be no assurance that these allocations will occur.

ING Index Solution 2035 Portfolio	29

The Portfolio is designed primarily for long-term investors in tax-advantaged accounts. The Portfolio is structured and managed around a specific target retirement or financial goal date 2035 (“Target Date”). The Target Date is the approximate year that an investor in the Portfolio would plan to make withdrawals from the Portfolio for retirement or other financial goals. The chart below shows the glide path and illustrates how the equity securities and debt instruments allocations will change over time. Generally, the Portfolio’s glide path will transition to the target asset allocations illustrated below on an annual basis and become more conservative as the Portfolio approaches the Target Date. As the Portfolio approaches its Target Date in 2035, the Portfolio’s Target Allocation is anticipated to be the same as that of ING Index Solution Income Portfolio, which is equal to approximately 35% equity securities and 65% debt instruments.

As the Portfolio’s Target Allocation migrates toward that of ING Index Solution Income Portfolio by the Target Date, it is anticipated that the Portfolio would be merged with and into the ING Index Solution Income Portfolio. The ING Index Solution Income Portfolio is for those investors who are retired, nearing retirement or in need of making withdrawals from their portfolio soon.

In summary, the Portfolio is designed for an investor who plans to withdraw the value of the investor’s investments in the Portfolio gradually on or after the Target Date. The mix of investments in the Portfolio’s Target Allocation will change over time and seek to reduce investment risk as the Portfolio approaches its Target Date.

The Portfolio will be rebalanced periodically to return to the Target Allocation. The Target Allocation may be changed at any time by the Sub-Adviser.

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio, even near, at, or after the Target Date. There is no guarantee that the Portfolio will provide adequate income at and through your retirement or for any of your financial goals. The value of your investment in the Portfolio changes with the values of the Underlying Funds and their investments. Any of the following risks, among others, could affect the Portfolio’s or an Underlying Fund’s performance or cause the Portfolio or an Underlying Fund to lose money or to underperform market averages of other funds.

Asset Allocation   Assets will be allocated among Underlying Funds and markets based on judgments by the Adviser. There is a risk that the Portfolio may allocate assets to an Underlying Fund or asset class that underperforms other funds or asset classes.

Call   During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, an Underlying Fund would experience a decline in income.

Commodities   The operations and financial performance of companies in natural resources industries may be directly affected by commodity prices. This risk is exacerbated for those natural resources companies that own the underlying commodity.

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Credit   Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Credit Default Swaps   The Portfolio or an Underlying Fund may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the Portfolio or an Underlying Fund pays a fee to protect against the risk that a security held by the Portfolio or the Underlying Fund will default. As a seller of the swap, the Portfolio or an Underlying Fund receives payment(s) in return for its obligation to pay the counterparty the full national value of the security in the event of a default of the security issuer. As a seller of a swap, the Portfolio or an Underlying Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio or an Underlying Fund would be subject to investment exposure on the notional value of the swap. Credit default swaps are largely unregulated and susceptible to liquidity, credit, and counterparty risks.

Currency   To the extent that an Underlying Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio or an Underlying Fund and reduce its returns. Derivatives may not perform as expected, so the Portfolio or an Underlying Fund may not realize the intended benefits. When used for hedging,

30	ING Index Solution 2035 Portfolio

the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio or an Underlying Fund to the risk of improper valuation.

Floating Rate Loans   The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans and many floating rate loans are subject to restrictions on resale.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Underlying Funds experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Foreign investment risks may be greater in developing and emerging markets than in developed markets. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

High-Yield Securities   Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Index Strategy   The index selected may underperform the overall market and an Underlying Fund might fail to track its target index. The correlation between an Underlying Fund and index performance may be affected by the Underlying Fund’s expenses and the timing of purchases and redemptions of the Underlying Fund’s shares. An Underlying Fund’s actual holdings might not match the Index and the Underlying Fund’s effective exposure to index securities at any given time may not equal 100%.

Inflation-Indexed Bonds   If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Interest Rate   With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase an Underlying Fund’s exposure to risks associated with rising interest rates.

Liquidity   If a security is illiquid, an Underlying Fund might be unable to sell the security at a time when the manager might wish to sell, and the security could have the effect of decreasing the overall level of an Underlying Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount an Underlying Fund could realize upon disposition. An Underlying Fund may make investments that become less liquid in response to market developments or adverse investor perception. An Underlying Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to an Underlying Fund.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which the Underlying Funds invest. Rather, the market could favor securities to which the Underlying Funds are not exposed or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Underlying Funds costs and impair the ability of the Underlying Funds to achieve its investment objectives.

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio or an Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment

ING Index Solution 2035 Portfolio	31

companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio and a proportionate share of the expenses of each Underlying Fund.

Real Estate Companies and Real Estate Investment Trusts (“REITs”)   Investing in real estate companies and REITs may subject an Underlying Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.

Sovereign Debt   These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio’s Class S2 shares’ and Class S shares’ performance from year to year, and the table compares the Portfolio’s Class S2 shares’ and Class S shares’ performance to the performance of a broad-based securities market index/indices for the same period. Class S shares’ performance has been adjusted to reflect the higher expenses of Class S2 shares. The Class S2 shares and Class S shares of the Portfolio would have substantially similar performance because they invest in the same portfolio of securities. However, Class S shares’ performance would be higher than Class S2 shares’ performance because of the higher expenses paid by Class S2 shares. The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio’s past performance is no guarantee of future results.

The bar chart below shows the Portfolio’s adjusted Class S shares’ performance (2009) and Class S2 shares’ performance (2010-2012).

Calendar Year Total Returns
(as of December 31 of each year)

Best quarter: 2nd, 2009, 16.18% and Worst quarter: 3rd, 2011, (14.93)%

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs (or since inception)	10 Yrs	Inception Date
Class S2%		15.04	12.26	N/A	05/28/09
S&P Target Date 2035 Index[1]	%	14.41	13.30[2]	N/A	—
Class S (adjusted)%		14.98	2.97	N/A	03/10/08
S&P Target Date 2035 Index[1]	%	14.41	3.61[2]	N/A	—

1	The index returns do not reflect deductions for fees, expenses, or taxes.

2	Reflects index performance since the date closest to the Class’ inception for which data is available.

PORTFOLIO MANAGEMENT

On March 18, 2013, shareholders of the Portfolio were sent a proxy statement, which asked shareholders to approve the appointment of ING Investment Management Co., LLC as the Sub-Adviser to the Portfolio. If shareholders approve this proposal, ING Investment Management Co., LLC will become the Sub-Adviser to the Portfolio; however, the individuals listed as members of the Investment Committee will continue to be responsible for the day-to-day management of the Portfolio. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Portfolio’s website at www.INGFunds.com/vp/literature.

Investment Adviser
Directed Services LLC

Investment Committee
Heather Hackett, CFA	Halvard Kvaale, CIMA
Committee Member (since 08/09)	Committee Member (since 08/12)
Paul Zemsky, CFA
Committee Member (since 03/08)

32	ING Index Solution 2035 Portfolio

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

ING Index Solution 2035 Portfolio	33

ING Index Solution 2040 Portfolio

INVESTMENT OBJECTIVE

Until the day prior to its Target Date (defined below), the Portfolio seeks to provide total return consistent with an asset allocation targeted at retirement in approximately 2040. On the Target Date, the Portfolio’s investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

FEES AND EXPENSES OF THE PORTFOLIO

The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class	S2
Management Fee[2]	0.14%
Distribution and/or Shareholder Services (12b-1) Fees	0.50%
Administrative Services Fee	0.10%
Other Expenses	53.85%
Acquired Fund Fees and Expenses	0.38%
Total Annual Portfolio Operating Expenses[3]	54.97%
Waivers and Reimbursements[4]	(54.07)%
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	0.90%

1	The expense ratio has been adjusted to reflect current contractual rates.

2	Effective April 30, 2013, the Portfolio’s Management Fee structure was changed to a “bifurcated fee” structure as follows: an annual rate of 0.10% of the Portfolio’s average daily net assets invested in Underlying Funds within the ING Funds complex, and 0.30% of the Portfolio’s average daily net assets invested in direct investments, which include, but are not limited to, exchange-traded funds, securities issued by non-investment company issuers, such as operating companies, and derivative instruments. The Management Fee reflected in the table is calculated based on an estimated investment of 20% of the Portfolio’s assets in direct investments.

3	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

4	The adviser is contractually obligated to limit expenses to 0.90% of Class S2 shares through at least May 1, 2018; the obligation does not extend to interest, taxes, brokerage commissions, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years. The distributor is contractually obligated to waive 0.10% of the distribution fee through May 1, 2014. There is no guarantee that the distribution fee waiver will continue after May 1, 2014. The distribution fee waiver will only renew if the distributor elects to renew it.

Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
S2	$92	287	498	10,271

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-, three-, and five-year periods and the first five years of the ten-year period.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Example, affect the Portfolio’s performance.

During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 44% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in a combination of Underlying Funds which are passively managed index funds. The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. The Underlying Funds invest in U.S. stocks, international stocks, U.S. bonds, and other debt instruments and the Portfolio uses an asset allocation strategy designed for investors expecting to retire around the year 2040. The Portfolio’s current approximate target investment allocations (expressed as a percentage of its net assets) among the Underlying Funds are as follows: 91% in equity securities; and 9% in debt instruments. As these are Target Allocations, the actual allocations of the Portfolio’s assets may deviate from the percentages shown.

The Target Allocations are measured with reference to the primary investment strategies of the Underlying Funds; actual exposure to debt instruments and equity securities will vary from the Target Allocations if an Underlying Fund is not substantially invested in accordance with its primary investment strategy. The Portfolio may periodically deviate from the Target Allocations based on an assessment of the current market conditions or other factors.

34	ING Index Solution 2040 Portfolio

Generally, the deviations fall within the range of +/- 10% relative to the current Target Allocations. The sub-adviser (“Sub-Adviser”) may determine, in light of market conditions or other factors, to deviate by a wider margin in order to protect the Portfolio, achieve its investment objective, or to take advantage of particular opportunities.

The Underlying Funds provide exposure to a wide range of traditional asset classes which include stocks, bonds and cash.

Equity securities in which the Underlying Funds invest include, but are not limited to, domestic and international large-, mid-, and small-capitalization stocks (may be growth oriented, value oriented or a blend); and emerging market securities.

Debt instruments in which the Underlying Funds invest include, but are not limited to, domestic and international intermediate-, long-, and short-term bonds; and high-yield bonds commonly referred to as “junk-bonds.”

The Portfolio may also invest in derivatives, including futures, and swaps (including interest rate swaps, total return swaps, and credit default swaps), to make tactical allocations, as a substitute for a taking a position in the underlying asset, minimize risk, and assist in managing cash.

The Portfolio may invest up to 20% of its total assets in exchange-traded funds.

The Portfolio may also allocate in the future to the following non-traditional asset classes (also known as alternative strategies) which include but are not limited to: domestic and international real estate stocks, including real estate investment trusts; natural resource/commodity securities; treasury inflation protected securities and floating rate loans. There can be no assurance that these allocations will occur.

The Portfolio is designed primarily for long-term investors in tax-advantaged accounts. The Portfolio is structured and managed around a specific target retirement or financial goal date 2040 (“Target Date”). The Target Date is the approximate year that an investor in the Portfolio would plan to make withdrawals from the Portfolio for retirement or other financial goals. The chart below shows the glide path and illustrates how the equity securities and debt instruments allocations will change over time. Generally, the Portfolio’s glide path will transition to the target asset allocations illustrated below on an annual basis and become more conservative as the Portfolio approaches the Target Date. As the Portfolio approaches its Target Date in 2040, the Portfolio’s Target Allocation is anticipated to be the same as that of ING Index Solution Income Portfolio, which is equal to approximately 35% equity securities and 65% debt instruments.

As the Portfolio’s Target Allocation migrates toward that of ING Index Solution Income Portfolio by the Target Date, it is anticipated that the Portfolio would be merged with and into the ING Index Solution Income Portfolio. The ING Index Solution Income Portfolio is for those investors who are retired, nearing retirement or in need of making withdrawals from their portfolio soon.

In summary, the Portfolio is designed for an investor who plans to withdraw the value of the investor’s investments in the Portfolio gradually on or after the Target Date. The mix of investments in the Portfolio’s Target Allocation will change over time and seek to reduce investment risk as the Portfolio approaches its Target Date.

The Portfolio will be rebalanced periodically to return to the Target Allocation. The Target Allocation may be changed at any time by the Sub-Adviser.

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio, even near, at, or after the Target Date. There is no guarantee that the Portfolio will provide adequate income at and through your retirement or for any of your financial goals. The value of your investment in the Portfolio changes with the values of the Underlying Funds and their investments. Any of the following risks, among others, could affect the Portfolio’s or an Underlying Fund’s performance or cause the Portfolio or an Underlying Fund to lose money or to underperform market averages of other funds.

Asset Allocation   Assets will be allocated among Underlying Funds and markets based on judgments by the Adviser. There is a risk that the Portfolio may allocate assets to an Underlying Fund or asset class that underperforms other funds or asset classes.

Call   During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, an Underlying Fund would experience a decline in income.

Commodities   The operations and financial performance of companies in natural resources industries may be directly affected by commodity prices. This risk is exacerbated for those natural resources companies that own the underlying commodity.

ING Index Solution 2040 Portfolio	35

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Credit   Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Credit Default Swaps   The Portfolio or an Underlying Fund may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the Portfolio or an Underlying Fund pays a fee to protect against the risk that a security held by the Portfolio or the Underlying Fund will default. As a seller of the swap, the Portfolio or an Underlying Fund receives payment(s) in return for its obligation to pay the counterparty the full national value of the security in the event of a default of the security issuer. As a seller of a swap, the Portfolio or an Underlying Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio or an Underlying Fund would be subject to investment exposure on the notional value of the swap. Credit default swaps are largely unregulated and susceptible to liquidity, credit, and counterparty risks.

Currency   To the extent that an Underlying Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio or an Underlying Fund and reduce its returns. Derivatives may not perform as expected, so the Portfolio or an Underlying Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio or an Underlying Fund to the risk of improper valuation.

Floating Rate Loans   The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans and many floating rate loans are subject to restrictions on resale.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Underlying Funds experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Foreign investment risks may be greater in developing and emerging markets than in developed markets. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

High-Yield Securities   Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Index Strategy   The index selected may underperform the overall market and an Underlying Fund might fail to track its target index. The correlation between an Underlying Fund and index performance may be affected by the Underlying Fund’s expenses and the timing of purchases and redemptions of the Underlying Fund’s shares. An Underlying Fund’s actual holdings might not match the Index and the Underlying Fund’s effective exposure to index securities at any given time may not equal 100%.

Inflation-Indexed Bonds   If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Interest Rate   With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase an Underlying Fund’s exposure to risks associated with rising interest rates.

Liquidity   If a security is illiquid, an Underlying Fund might be unable to sell the security at a time when the manager might wish to sell, and the security could have the effect of decreasing the overall level of an Underlying Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount an Underlying Fund could realize upon disposition. An Underlying Fund may make investments that become less liquid in response

36	ING Index Solution 2040 Portfolio

to market developments or adverse investor perception. An Underlying Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to an Underlying Fund.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which the Underlying Funds invest. Rather, the market could favor securities to which the Underlying Funds are not exposed or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Underlying Funds costs and impair the ability of the Underlying Funds to achieve its investment objectives.

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio or an Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio and a proportionate share of the expenses of each Underlying Fund.

Real Estate Companies and Real Estate Investment Trusts (“REITs”)   Investing in real estate companies and REITs may subject an Underlying Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.

Sovereign Debt   These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the Portfolio’s Class S2 shares’ performance for the first full calendar year of operations, and the table compares the Portfolio’s Class S2 shares’ performance to the performance of a broad-based securities market index/indices for the same period. The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio’s past performance is no guarantee of future results.

Calendar Year Total Returns
(as of December 31)

Best quarter: 1st, 2012, 11.45% and Worst quarter: 2nd, 2012, (4.17)%

ING Index Solution 2040 Portfolio	37

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs (or since inception)	10 Yrs	Inception Date
Class S2%		15.13	22.54	N/A	10/03/11
S&P Target Date 2040 Index[1]	%	14.98	22.84	N/A	—

1	The index returns do not reflect deductions for fees, expenses, or taxes.

PORTFOLIO MANAGEMENT

Investment Adviser	Sub-Adviser
Directed Services LLC	ING Investment Management Co. LLC

Portfolio Managers
Heather Hackett, CFA	Halvard Kvaale,CIMA
Portfolio Manager (since 09/11)	Portfolio Manager (since 08/12)
Paul Zemsky, CFA
Portfolio Manager (since 09/11)

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

38	ING Index Solution 2040 Portfolio

ING Index Solution 2045 Portfolio

INVESTMENT OBJECTIVE

Until the day prior to its Target Date (defined below), the Portfolio seeks to provide total return consistent with an asset allocation targeted at retirement in approximately 2045. On the Target Date, the Portfolio’s investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

FEES AND EXPENSES OF THE PORTFOLIO

The tables describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The tables do not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

On March 18, 2013, shareholders of the Portfolio were sent a proxy statement, which asked shareholders to approve a new fee structure (the “Amended Fee Structure”), which would modify the fees payable to the Adviser. Under the proposed Amended Fee Structure, the current Management Fee rate would continue to be charged with respect to assets invested in underlying funds in the ING Fund Complex (“Underlying Funds”), but a higher Management Fee rate would be charged on assets invested in other types of securities.

If the Amended Fee Structure is approved by shareholders, the fees you would pay if you buy and hold shares of the Portfolio will change. The current fee structure is reflected in Fee Table A below. The Amended Fee Structure is reflected below in Fee Table B. Similarly, if the Amended Fee Structure is approved, the expenses you pay as a shareholder of the Portfolio may change. An example intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds is also included below. Expense Example Table A shows an example based on the current fee structure. Expense Example Table B shows an example based on the Amended Fee Structure.

There is no guarantee that shareholders will approve the Amended Fee Structure, in which case the Portfolio will continue to operate under the current fee structure. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Portfolio’s website at www.INGFunds.com/vp/literature.

Fee Table A - Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class	S2
Management Fee	0.10%
Distribution and/or Shareholder Services (12b-1) Fees	0.50%
Administrative Services Fee	0.10%
Other Expenses	0.03%
Acquired Fund Fees and Expenses	0.40%
Total Annual Portfolio Operating Expenses[2]	1.13%
Waivers and Reimbursements[3]	(0.21)%
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	0.92%

1	The expense ratio has been adjusted to reflect current fees.

2	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

3	The adviser is contractually obligated to limit expenses to 0.52% of Class S2 shares through May 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years. The distributor is contractually obligated to waive 0.10% of the distribution fee through May 1, 2014. There is no guarantee that the distribution fee waiver will continue after May 1, 2014. The distribution fee waiver will only renew if the distributor elects to renew it.

Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Example Table A

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
S2	$94	338	602	1,356

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.

Fee Table B - Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class	S2
Management Fee[2]	0.14%
Distribution and/or Shareholder Services (12b-1) Fees	0.50%
Administrative Services Fee	0.10%
Other Expenses	0.03%
Acquired Fund Fees and Expenses	0.40%

ING Index Solution 2045 Portfolio	39

Class	S2
Total Annual Portfolio Operating Expenses[3]	1.17%
Waivers and Reimbursements[4]	(0.26)%
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	0.91%

1	The expense ratio has been adjusted to reflect current contractual rates.

2	Pending shareholder approval, the Portfolio’s Management Fee structure was changed to a “bifurcated fee” structure as follows: an annual rate of 0.10% of the Portfolio’s average daily net assets invested in Underlying Funds within the ING Funds complex, and 0.30% of the Portfolio’s average daily net assets invested in direct investments, which include, but are not limited to, exchange-traded funds, securities issued by non-investment company issuers, such as operating companies, and derivative instruments. The Management Fee reflected in the table is calculated based on an estimated investment of 20% of the Portfolio’s assets in direct investments.

3	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

4	The adviser is contractually obligated to limit expenses to 0.91% of Class S2 shares through at least May 1, 2018; the obligation does not extend to interest, taxes, brokerage commissions, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years. The distributor is contractually obligated to waive 0.10% of the distribution fee through May 1, 2014. There is no guarantee that the distribution fee waiver will continue after May 1, 2014. The distribution fee waiver will only renew if the distributor elects to renew it.

Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Example Table B

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
S2	$93	290	504	1,290

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-, three-, and five-year periods and the first five years of the ten-year period.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Example, affect the Portfolio’s performance.

During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 28% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in a combination of Underlying Funds which are passively managed index funds. The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. The Underlying Funds invest in U.S. stocks, international stocks, U.S. bonds, and other debt instruments and the Portfolio uses an asset allocation strategy designed for investors expecting to retire around the year 2045. The Portfolio’s current approximate target investment allocations (expressed as a percentage of its net assets) among the Underlying Funds are as follows: 95% in equity securities; and 5% in debt instruments. As these are Target Allocations, the actual allocations of the Portfolio’s assets may deviate from the percentages shown.

The Target Allocations are measured with reference to the primary investment strategies of the Underlying Funds; actual exposure to debt instruments and equity securities will vary from the Target Allocations if an Underlying Fund is not substantially invested in accordance with its primary investment strategy. The Portfolio may periodically deviate from the Target Allocations based on an assessment of the current market conditions or other factors. Generally, the deviations fall within the range of +/- 10% relative to the current Target Allocations. The Portfolio may, in light of market conditions or other factors, deviate by a wider margin in order to protect the Portfolio, achieve its investment objective, or to take advantage of particular opportunities.

The Underlying Funds provide exposure to a wide range of traditional asset classes which include stocks, bonds and cash.

Equity securities in which the Underlying Funds invest include, but are not limited to, domestic and international large-, mid-, and small-capitalization stocks (may be growth oriented, value oriented or a blend); and emerging market securities.

Debt instruments in which the Underlying Funds invest include, but are not limited to, domestic and international intermediate-, long-, and short-term bonds; and high-yield bonds commonly referred to as “junk-bonds.”

The Portfolio may also invest in derivatives, including futures, and swaps (including interest rate swaps, total return swaps, and credit default swaps), to make tactical allocations, as a substitute for a taking a position in the underlying asset, minimize risk, and assist in managing cash.

The Portfolio may invest up to 20% of its total assets in exchange-traded funds.

The Portfolio may also allocate in the future to the following non-traditional asset classes (also known as alternative strategies) which include but are not limited to: domestic and international real estate stocks, including real estate investment trusts; natural resource/commodity securities; treasury inflation protected securities and floating rate loans. There can be no assurance that these allocations will occur.

40	ING Index Solution 2045 Portfolio

The Portfolio is designed primarily for long-term investors in tax-advantaged accounts. The Portfolio is structured and managed around a specific target retirement or financial goal date 2045 (“Target Date”). The Target Date is the approximate year that an investor in the Portfolio would plan to make withdrawals from the Portfolio for retirement or other financial goals. The chart below shows the glide path and illustrates how the equity securities and debt instruments allocations will change over time. Generally, the Portfolio’s glide path will transition to the target asset allocations illustrated below on an annual basis and become more conservative as the Portfolio approaches the Target Date. As the Portfolio approaches its Target Date in 2045, the Portfolio’s Target Allocation is anticipated to be the same as that of ING Index Solution Income Portfolio, which is equal to approximately 35% equity securities and 65% debt instruments.

As the Portfolio’s Target Allocation migrates toward that of ING Index Solution Income Portfolio by the Target Date, it is anticipated that the Portfolio would be merged with and into the ING Index Solution Income Portfolio. The ING Index Solution Income Portfolio is for those investors who are retired, nearing retirement or in need of making withdrawals from their portfolio soon.

In summary, the Portfolio is designed for an investor who plans to withdraw the value of the investor’s investments in the Portfolio gradually on or after the Target Date. The mix of investments in the Portfolio’s Target Allocation will change over time and seek to reduce investment risk as the Portfolio approaches its Target Date.

The Portfolio will be rebalanced periodically to return to the Target Allocation. The Target Allocation may be changed at any time by the Sub-Adviser.

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio, even near, at, or after the Target Date. There is no guarantee that the Portfolio will provide adequate income at and through your retirement or for any of your financial goals. The value of your investment in the Portfolio changes with the values of the Underlying Funds and their investments. Any of the following risks, among others, could affect the Portfolio’s or an Underlying Fund’s performance or cause the Portfolio or an Underlying Fund to lose money or to underperform market averages of other funds.

Asset Allocation   Assets will be allocated among Underlying Funds and markets based on judgments by the Adviser. There is a risk that the Portfolio may allocate assets to an Underlying Fund or asset class that underperforms other funds or asset classes.

Call   During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, an Underlying Fund would experience a decline in income.

Commodities   The operations and financial performance of companies in natural resources industries may be directly affected by commodity prices. This risk is exacerbated for those natural resources companies that own the underlying commodity.

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Credit   Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Credit Default Swaps   The Portfolio or an Underlying Fund may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the Portfolio or an Underlying Fund pays a fee to protect against the risk that a security held by the Portfolio or the Underlying Fund will default. As a seller of the swap, the Portfolio or an Underlying Fund receives payment(s) in return for its obligation to pay the counterparty the full national value of the security in the event of a default of the security issuer. As a seller of a swap, the Portfolio or an Underlying Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio or an Underlying Fund would be subject to investment exposure on the notional value of the swap. Credit default swaps are largely unregulated and susceptible to liquidity, credit, and counterparty risks.

Currency   To the extent that an Underlying Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio or an Underlying Fund and reduce its returns. Derivatives may not perform as expected, so the Portfolio or an Underlying Fund may not realize the intended benefits. When used for hedging,

ING Index Solution 2045 Portfolio	41

the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio or an Underlying Fund to the risk of improper valuation.

Floating Rate Loans   The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans and many floating rate loans are subject to restrictions on resale.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Underlying Funds experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Foreign investment risks may be greater in developing and emerging markets than in developed markets. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

High-Yield Securities   Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Index Strategy   The index selected may underperform the overall market and an Underlying Fund might fail to track its target index. The correlation between an Underlying Fund and index performance may be affected by the Underlying Fund’s expenses and the timing of purchases and redemptions of the Underlying Fund’s shares. An Underlying Fund’s actual holdings might not match the Index and the Underlying Fund’s effective exposure to index securities at any given time may not equal 100%.

Inflation-Indexed Bonds   If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Interest Rate   With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase an Underlying Fund’s exposure to risks associated with rising interest rates.

Liquidity   If a security is illiquid, an Underlying Fund might be unable to sell the security at a time when the manager might wish to sell, and the security could have the effect of decreasing the overall level of an Underlying Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount an Underlying Fund could realize upon disposition. An Underlying Fund may make investments that become less liquid in response to market developments or adverse investor perception. An Underlying Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to an Underlying Fund.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which the Underlying Funds invest. Rather, the market could favor securities to which the Underlying Funds are not exposed or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Underlying Funds costs and impair the ability of the Underlying Funds to achieve its investment objectives.

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio or an Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment

42	ING Index Solution 2045 Portfolio

companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio and a proportionate share of the expenses of each Underlying Fund.

Real Estate Companies and Real Estate Investment Trusts (“REITs”)   Investing in real estate companies and REITs may subject an Underlying Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.

Sovereign Debt   These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio’s Class S2 shares’ and Class S shares’ performance from year to year, and the table compares the Portfolio’s Class S2 shares’ and Class S shares’ performance to the performance of a broad-based securities market index/indices for the same period. Class S shares’ performance has been adjusted to reflect the higher expenses of Class S2 shares. The Class S2 shares and Class S shares of the Portfolio would have substantially similar performance because they invest in the same portfolio of securities. However, Class S shares’ performance would be higher than Class S2 shares’ performance because of the higher expenses paid by Class S2 shares. The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio’s past performance is no guarantee of future results.

The bar chart below shows the Portfolio’s adjusted Class S shares’ performance (2009) and Class S2 shares’ performance (2010-2012).

Calendar Year Total Returns
(as of December 31 of each year)

Best quarter: 2nd, 2009, 18.68% and Worst quarter: 3rd, 2011, (16.62)%

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs (or since inception)	10 Yrs	Inception Date
Class S2%		15.65	12.96	N/A	05/28/09
S&P Target Date 2045 Index[1]	%	15.43	13.65[2]	N/A	—
Class S (adjusted)%		15.72	2.61	N/A	03/10/08
S&P Target Date 2045 Index[1]	%	15.43	3.25[2]	N/A	—

1	The index returns do not reflect deductions for fees, expenses, or taxes.

2	Reflects index performance since the date closest to the Class’ inception for which data is available.

PORTFOLIO MANAGEMENT

On March 18, 2013, shareholders of the Portfolio were sent a proxy statement, which asked shareholders to approve the appointment of ING Investment Management Co., LLC as the Sub-Adviser to the Portfolio. If shareholders approve this proposal, ING Investment Management Co., LLC will become the Sub-Adviser to the Portfolio; however, the individuals listed as members of the Investment Committee will continue to be responsible for the day-to-day management of the Portfolio. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Portfolio’s website at www.INGFunds.com/vp/literature.

Investment Adviser
Directed Services LLC

Investment Committee
Heather Hackett, CFA	Halvard Kvaale, CIMA
Committee Member (since 08/09)	Committee Member (since 08/12)
Paul Zemsky, CFA
Committee Member (since 03/08)

ING Index Solution 2045 Portfolio	43

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

44	ING Index Solution 2045 Portfolio

ING Index Solution 2050 Portfolio

INVESTMENT OBJECTIVE

Until the day prior to its Target Date (defined below), the Portfolio seeks to provide total return consistent with an asset allocation targeted at retirement in approximately 2050. On the Target Date, the Portfolio’s investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

FEES AND EXPENSES OF THE PORTFOLIO

The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class	S2
Management Fee[2]	0.14%
Distribution and/or Shareholder Services (12b-1) Fees	0.50%
Administrative Services Fee	0.10%
Other Expenses	41.90%
Acquired Fund Fees and Expenses	0.39%
Total Annual Portfolio Operating Expenses[3]	43.03%
Waivers and Reimbursements[4]	(42.12)%
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	0.91%

1	The expense ratio has been adjusted to reflect current contractual rates.

2	Effective April 30, 2013, the Portfolio’s Management Fee structure was changed to a “bifurcated fee” structure as follows: an annual rate of 0.10% of the Portfolio’s average daily net assets invested in Underlying Funds within the ING Funds complex, and 0.30% of the Portfolio’s average daily net assets invested in direct investments, which include, but are not limited to, exchange-traded funds, securities issued by non-investment company issuers, such as operating companies, and derivative instruments. The Management Fee reflected in the table is calculated based on an estimated investment of 20% of the Portfolio’s assets in direct investments.

3	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

4	The adviser is contractually obligated to limit expenses to 0.91% of Class S2 shares through at least May 1, 2018; the obligation does not extend to interest, taxes, brokerage commissions, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years. The distributor is contractually obligated to waive 0.10% of the distribution fee through May 1, 2014. There is no guarantee that the distribution fee waiver will continue after May 1, 2014. The distribution fee waiver will only renew if the distributor elects to renew it.

Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
S2	$93	290	504	10,677

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-, three-, and five-year periods and the first five years of the ten-year period.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Example, affect the Portfolio’s performance.

During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 43% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in a combination of Underlying Funds which are passively managed index funds. The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. The Underlying Funds invest in U.S. stocks, international stocks, U.S. bonds, and other debt instruments and the Portfolio uses an asset allocation strategy designed for investors expecting to retire around the year 2050. The Portfolio’s current approximate target investment allocations (expressed as a percentage of its net assets) among the Underlying Funds are as follows: 95% in equity securities; and 5% in debt instruments. As these are Target Allocations, the actual allocations of the Portfolio’s assets may deviate from the percentages shown.

The Target Allocations are measured with reference to the primary investment strategies of the Underlying Funds; actual exposure to debt instruments and equity securities will vary from the Target Allocations if an Underlying Fund is not substantially invested in accordance with its primary investment strategy. The Portfolio may periodically deviate from the Target Allocations based on an assessment of the current market conditions or other factors.

ING Index Solution 2050 Portfolio	45

Generally, the deviations fall within the range of +/- 10% relative to the current Target Allocations. The sub-adviser (“Sub-Adviser”) may determine, in light of market conditions or other factors, to deviate by a wider margin in order to protect the Portfolio, achieve its investment objective, or to take advantage of particular opportunities.

The Underlying Funds provide exposure to a wide range of traditional asset classes which include stocks, bonds and cash.

Equity securities in which the Underlying Funds invest include, but are not limited to, domestic and international large-, mid-, and small-capitalization stocks (may be growth oriented, value oriented or a blend); and emerging market securities.

Debt instruments in which the Underlying Funds invest include, but are not limited to, domestic and international intermediate-, long-, and short-term bonds; and high-yield bonds commonly referred to as “junk-bonds.”

The Portfolio may also invest in derivatives, including futures, and swaps (including interest rate swaps, total return swaps, and credit default swaps), to make tactical allocations, as a substitute for a taking a position in the underlying asset, minimize risk, and assist in managing cash.

The Portfolio may invest up to 20% of its total assets in exchange-traded funds.

The Portfolio may also allocate in the future to the following non-traditional asset classes (also known as alternative strategies) which include but are not limited to: domestic and international real estate stocks, including real estate investment trusts; natural resource/commodity securities; treasury inflation protected securities and floating rate loans. There can be no assurance that these allocations will occur.

The Portfolio is designed primarily for long-term investors in tax-advantaged accounts. The Portfolio is structured and managed around a specific target retirement or financial goal date 2050 (“Target Date”).The Target Date is the approximate year that an investor in the Portfolio would plan to make withdrawals from the Portfolio for retirement or other financial goals. The chart below shows the glide path and illustrates how the equity securities and debt instruments allocations will change over time. Generally, the Portfolio’s glide path will transition to the target asset allocations illustrated below on an annual basis and become more conservative as the Portfolio approaches the Target Date. As the Portfolio approaches its Target Date in 2050, the Portfolio’s Target Allocation is anticipated to be the same as that of ING Index Solution Income Portfolio, which is equal to approximately 35% equity securities and 65% debt instruments.

As the Portfolio’s Target Allocation migrates toward that of ING Index Solution Income Portfolio by the Target Date, it is anticipated that the Portfolio would be merged with and into the ING Index Solution Income Portfolio. The ING Index Solution Income Portfolio is for those investors who are retired, nearing retirement or in need of making withdrawals from their portfolio soon.

In summary, the Portfolio is designed for an investor who plans to withdraw the value of the investor’s investments in the Portfolio gradually on or after the Target Date. The mix of investments in the Portfolio’s Target Allocation will change over time and seek to reduce investment risk as the Portfolio approaches its Target Date.

The Portfolio will be rebalanced periodically to return to the Target Allocation. The Target Allocation may be changed at any time by the Sub-Adviser.

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio, even near, at, or after the Target Date. There is no guarantee that the Portfolio will provide adequate income at and through your retirement or for any of your financial goals. The value of your investment in the Portfolio changes with the values of the Underlying Funds and their investments. Any of the following risks, among others, could affect the Portfolio’s or an Underlying Fund’s performance or cause the Portfolio or an Underlying Fund to lose money or to underperform market averages of other funds.

Asset Allocation   Assets will be allocated among Underlying Funds and markets based on judgments by the Adviser. There is a risk that the Portfolio may allocate assets to an Underlying Fund or asset class that underperforms other funds or asset classes.

Call   During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, an Underlying Fund would experience a decline in income.

Commodities   The operations and financial performance of companies in natural resources industries may be directly affected by commodity prices. This risk is exacerbated for those natural resources companies that own the underlying commodity.

46	ING Index Solution 2050 Portfolio

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Credit   Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Credit Default Swaps   The Portfolio or an Underlying Fund may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the Portfolio or an Underlying Fund pays a fee to protect against the risk that a security held by the Portfolio or the Underlying Fund will default. As a seller of the swap, the Portfolio or an Underlying Fund receives payment(s) in return for its obligation to pay the counterparty the full national value of the security in the event of a default of the security issuer. As a seller of a swap, the Portfolio or an Underlying Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio or an Underlying Fund would be subject to investment exposure on the notional value of the swap. Credit default swaps are largely unregulated and susceptible to liquidity, credit, and counterparty risks.

Currency   To the extent that an Underlying Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio or an Underlying Fund and reduce its returns. Derivatives may not perform as expected, so the Portfolio or an Underlying Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio or an Underlying Fund to the risk of improper valuation.

Floating Rate Loans   The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans and many floating rate loans are subject to restrictions on resale.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Underlying Funds experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Foreign investment risks may be greater in developing and emerging markets than in developed markets. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

High-Yield Securities   Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Index Strategy   The index selected may underperform the overall market and an Underlying Fund might fail to track its target index. The correlation between an Underlying Fund and index performance may be affected by the Underlying Fund’s expenses and the timing of purchases and redemptions of the Underlying Fund’s shares. An Underlying Fund’s actual holdings might not match the Index and the Underlying Fund’s effective exposure to index securities at any given time may not equal 100%.

Inflation-Indexed Bonds   If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Interest Rate   With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase an Underlying Fund’s exposure to risks associated with rising interest rates.

Liquidity   If a security is illiquid, an Underlying Fund might be unable to sell the security at a time when the manager might wish to sell, and the security could have the effect of decreasing the overall level of an Underlying Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount an Underlying Fund could realize upon disposition. An Underlying Fund may make investments that become less liquid in response

ING Index Solution 2050 Portfolio	47

to market developments or adverse investor perception. An Underlying Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to an Underlying Fund.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which the Underlying Funds invest. Rather, the market could favor securities to which the Underlying Funds are not exposed or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Underlying Funds costs and impair the ability of the Underlying Funds to achieve its investment objectives.

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio or an Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio and a proportionate share of the expenses of each Underlying Fund.

Real Estate Companies and Real Estate Investment Trusts (“REITs”)   Investing in real estate companies and REITs may subject an Underlying Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.

Sovereign Debt   These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the Portfolio’s Class S2 shares’ performance for the first full calendar year of operations, and the table compares the Portfolio’s Class S2 shares’ performance to the performance of a broad-based securities market index/indices for the same period. The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio’s past performance is no guarantee of future results.

Calendar Year Total Returns
(as of December 31)

Best quarter: 1st, 2012, 11.53% and Worst quarter: 2nd, 2012, (4.57)%

48	ING Index Solution 2050 Portfolio

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs (or since inception)	10 Yrs	Inception Date
Class S2%		15.33	22.80	N/A	10/03/11
S&P Target Date 2045 Index[1]	%	15.43	23.50	N/A	—

1	The index returns do not reflect deductions for fees, expenses, or taxes.

PORTFOLIO MANAGEMENT

Investment Adviser	Sub-Adviser
Directed Services LLC	ING Investment Management Co. LLC

Portfolio Managers
Heather Hackett, CFA	Halvard Kvaale,CIMA
Portfolio Manager (since 09/11)	Portfolio Manager (since 08/12)
Paul Zemsky, CFA
Portfolio Manager (since 09/11)

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

ING Index Solution 2050 Portfolio	49

ING Index Solution 2055 Portfolio

INVESTMENT OBJECTIVE

Until the day prior to its Target Date (defined below), the Portfolio seeks to provide total return consistent with an asset allocation targeted at retirement in approximately 2055. On the Target Date, the Portfolio’s investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

FEES AND EXPENSES OF THE PORTFOLIO

The tables describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The tables do not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

On March 18, 2013, shareholders of the Portfolio were sent a proxy statement, which asked shareholders to approve a new fee structure (the “Amended Fee Structure”), which would modify the fees payable to the Adviser. Under the proposed Amended Fee Structure, the current Management Fee rate would continue to be charged with respect to assets invested in underlying funds in the ING Fund Complex (“Underlying Funds”), but a higher Management Fee rate would be charged on assets invested in other types of securities.

If the Amended Fee Structure is approved by shareholders, the fees you would pay if you buy and hold shares of the Portfolio will change. The current fee structure is reflected in Fee Table A below. The Amended Fee Structure is reflected below in Fee Table B. Similarly, if the Amended Fee Structure is approved, the expenses you pay as a shareholder of the Portfolio may change. An example intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds is also included below. Expense Example Table A shows an example based on the current fee structure. Expense Example Table B shows an example based on the Amended Fee Structure.

There is no guarantee that shareholders will approve the Amended Fee Structure, in which case the Portfolio will continue to operate under the current fee structure. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Portfolio’s website at www.INGFunds.com/vp/literature.

Fee Table A - Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class	S2
Management Fee	0.10%
Distribution and/or Shareholder Services (12b-1) Fees	0.50%
Administrative Services Fee	0.10%
Other Expenses	0.06%
Acquired Fund Fees and Expenses	0.40%
Total Annual Portfolio Operating Expenses[2]	1.16%
Waivers and Reimbursements[3]	(0.24)%
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	0.92%

1	The expense ratio has been adjusted to reflect current fees.

2	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

3	The adviser is contractually obligated to limit expenses to 0.52% of Class S2 shares through May 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years. The distributor is contractually obligated to waive 0.10% of the distribution fee through May 1, 2014. There is no guarantee that the distribution fee waiver will continue after May 1, 2014. The distribution fee waiver will only renew if the distributor elects to renew it.

Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Example Table A

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
S2	$94	345	615	1,388

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.

Fee Table B - Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class	S2
Management Fee[2]	0.14%
Distribution and/or Shareholder Services (12b-1) Fees	0.50%
Administrative Services Fee	0.10%
Other Expenses	0.06%
Acquired Fund Fees and Expenses	0.40%

50	ING Index Solution 2055 Portfolio

Class	S2
Total Annual Portfolio Operating Expenses[3]	1.20%
Waivers and Reimbursements[4]	(0.29)%
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	0.91%

1	The expense ratio has been adjusted to reflect current contractual rates.

2	Pending shareholder approval, the Portfolio’s Management Fee structure was changed to a “bifurcated fee” structure as follows: an annual rate of 0.10% of the Portfolio’s average daily net assets invested in Underlying Funds within the ING Funds complex, and 0.30% of the Portfolio’s average daily net assets invested in direct investments, which include, but are not limited to, exchange-traded funds, securities issued by non-investment company issuers, such as operating companies, and derivative instruments. The Management Fee reflected in the table is calculated based on an estimated investment of 20% of the Portfolio’s assets in direct investments.

3	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

4	The adviser is contractually obligated to limit expenses to 0.91% of Class S2 shares through at least May 1, 2018; the obligation does not extend to interest, taxes, brokerage commissions, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years. The distributor is contractually obligated to waive 0.10% of the distribution fee through May 1, 2014. There is no guarantee that the distribution fee waiver will continue after May 1, 2014. The distribution fee waiver will only renew if the distributor elects to renew it.

Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Example Table B

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
S2	$93	290	504	1,310

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-, three-, and five-year periods and the first five years of the ten-year period.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Example, affect the Portfolio’s performance.

During the most recent fiscal year, the Portfolio’s turnover rate was 28% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in a combination of Underlying Funds which are passively managed index funds. The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. The Underlying Funds invest in U.S. stocks, international stocks, U.S. bonds, and other debt instruments and the Portfolio uses an asset allocation strategy designed for investors expecting to retire in 2055. The Portfolio’s current approximate target investment allocations (expressed as a percentage of its net assets) among the Underlying Funds are as follows: 95% in equity securities; and 5% in debt instruments. As these are Target Allocations, the actual allocations of the Portfolio’s assets may deviate from the percentages shown.

The Target Allocations are measured with reference to the primary investment strategies of the Underlying Funds; actual exposure to debt instruments and equity securities will vary from the Target Allocations if an Underlying Fund is not substantially invested in accordance with its primary investment strategy. The Portfolio may periodically deviate from the Target Allocations based on an assessment of the current market conditions or other factors. Generally, the deviations fall within the range of +/- 10% relative to the current Target Allocations. The Portfolio may, in light of market conditions or other factors, deviate by a wider margin in order to protect the Portfolio, achieve its investment objective, or to take advantage of particular opportunities.

The Underlying Funds provide exposure to a wide range of traditional asset classes which include stocks, bonds and cash.

Equity securities in which the Underlying Funds invest include, but are not limited to, domestic and international large-, mid-, and small-capitalization stocks (may be growth oriented, value oriented or a blend); and emerging market securities.

Debt instruments in which the Underlying Funds invest include, but are not limited to, domestic and international intermediate-, long-, and short-term bonds; and high-yield bonds commonly referred to as “junk-bonds.”

The Portfolio may also invest in derivatives, including futures, and swaps (including interest rate swaps, total return swaps, and credit default swaps), to make tactical allocations, as a substitute for a taking a position in the underlying asset, minimize risk, and assist in managing cash.

The Portfolio may invest up to 20% of its total assets in exchange-traded funds.

The Portfolio may also allocate in the future to the following non-traditional asset classes (also known as alternative strategies) which include but are not limited to: domestic and international real estate stocks, including real estate investment trusts; natural resource/commodity securities; treasury inflation protected securities and floating rate loans. There can be no assurance that these allocations will occur.

ING Index Solution 2055 Portfolio	51

The Portfolio is designed primarily for long-term investors in tax-advantaged accounts. The Portfolio is structured and managed around a specific target retirement or financial goal date 2055 (“Target Date”).The Target Date is the approximate year that an investor in the Portfolio would plan to make withdrawals from the Portfolio for retirement or other financial goals. The chart below shows the glide path and illustrates how the equity securities and debt instruments allocations will change over time. Generally, the Portfolio’s glide path will transition to the target asset allocations illustrated below on an annual basis and become more conservative as the Portfolio approaches the Target Date. As the Portfolio approaches its Target Date in 2055, the Portfolio’s Target Allocation is anticipated to be the same as that of ING Index Solution Income Portfolio, which is equal to approximately 35% equity securities and 65% debt instruments.

As the Portfolio’s Target Allocation migrates toward that of ING Index Solution Income Portfolio by the Target Date, it is anticipated that the Portfolio would be merged with and into the ING Index Solution Income Portfolio. The ING Index Solution Income Portfolio is for those investors who are retired, nearing retirement or in need of making withdrawals from their portfolio soon.

In summary, the Portfolio is designed for an investor who plans to withdraw the value of the investor’s investments in the Portfolio gradually on or after the Target Date. The mix of investments in the Portfolio’s Target Allocation will change over time and seek to reduce investment risk as the Portfolio approaches its Target Date.

The Portfolio will be rebalanced periodically to return to the Target Allocation. The Target Allocation may be changed at any time by the Sub-Adviser.

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio, even near, at, or after the Target Date. There is no guarantee that the Portfolio will provide adequate income at and through your retirement or for any of your financial goals. The value of your investment in the Portfolio changes with the values of the Underlying Funds and their investments. Any of the following risks, among others, could affect the Portfolio’s or an Underlying Fund’s performance or cause the Portfolio or an Underlying Fund to lose money or to underperform market averages of other funds.

Asset Allocation   Assets will be allocated among Underlying Funds and markets based on judgments by the Adviser. There is a risk that the Portfolio may allocate assets to an Underlying Fund or asset class that underperforms other funds or asset classes.

Call   During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, an Underlying Fund would experience a decline in income.

Commodities   The operations and financial performance of companies in natural resources industries may be directly affected by commodity prices. This risk is exacerbated for those natural resources companies that own the underlying commodity.

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Credit   Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Credit Default Swaps   The Portfolio or an Underlying Fund may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the Portfolio or an Underlying Fund pays a fee to protect against the risk that a security held by the Portfolio or the Underlying Fund will default. As a seller of the swap, the Portfolio or an Underlying Fund receives payment(s) in return for its obligation to pay the counterparty the full national value of the security in the event of a default of the security issuer. As a seller of a swap, the Portfolio or an Underlying Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio or an Underlying Fund would be subject to investment exposure on the notional value of the swap. Credit default swaps are largely unregulated and susceptible to liquidity, credit, and counterparty risks.

Currency   To the extent that an Underlying Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio or an Underlying Fund and reduce its returns. Derivatives may not perform as expected, so the Portfolio or an Underlying Fund may not realize the intended benefits. When used for hedging,

52	ING Index Solution 2055 Portfolio

the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio or an Underlying Fund to the risk of improper valuation.

Floating Rate Loans   The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans and many floating rate loans are subject to restrictions on resale.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Underlying Funds experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Foreign investment risks may be greater in developing and emerging markets than in developed markets. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

High-Yield Securities   Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Index Strategy   The index selected may underperform the overall market and an Underlying Fund might fail to track its target index. The correlation between an Underlying Fund and index performance may be affected by the Underlying Fund’s expenses and the timing of purchases and redemptions of the Underlying Fund’s shares. An Underlying Fund’s actual holdings might not match the Index and the Underlying Fund’s effective exposure to index securities at any given time may not equal 100%.

Inflation-Indexed Bonds   If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Interest Rate   With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase an Underlying Fund’s exposure to risks associated with rising interest rates.

Liquidity   If a security is illiquid, an Underlying Fund might be unable to sell the security at a time when the manager might wish to sell, and the security could have the effect of decreasing the overall level of an Underlying Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount an Underlying Fund could realize upon disposition. An Underlying Fund may make investments that become less liquid in response to market developments or adverse investor perception. An Underlying Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to an Underlying Fund.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which the Underlying Funds invest. Rather, the market could favor securities to which the Underlying Funds are not exposed or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Underlying Funds costs and impair the ability of the Underlying Funds to achieve its investment objectives.

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio or an Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment

ING Index Solution 2055 Portfolio	53

companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio and a proportionate share of the expenses of each Underlying Fund.

Real Estate Companies and Real Estate Investment Trusts (“REITs”)   Investing in real estate companies and REITs may subject an Underlying Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.

Sovereign Debt   These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio’s Class S2 shares’ performance from year to year, and the table compares the Portfolio’s Class S2 shares’ performance to the performance of a broad-based securities market index/indices for the same period. The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio’s past performance is no guarantee of future results.

Calendar Year Total Returns
(as of December 31 of each year)

Best quarter: 1st, 2012, 11.53% and Worst quarter: 3rd, 2011, (16.54)%

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs (or since inception)	10 Yrs	Inception Date
Class S2%		15.69	7.94	N/A	03/08/10
S&P Target Date 2045 Index[1]	%	15.43	10.26[2]	N/A	—

1	The index returns do not reflect deductions for fees, expenses or taxes.

2	Reflects index performance since the date closest to the Class’ inception for which data is available.

PORTFOLIO MANAGEMENT

On March 18, 2013, shareholders of the Portfolio were sent a proxy statement, which asked shareholders to approve the appointment of ING Investment Management Co., LLC as the Sub-Adviser to the Portfolio. If shareholders approve this proposal, ING Investment Management Co., LLC will become the Sub-Adviser to the Portfolio; however, the individuals listed as members of the Investment Committee will continue to be responsible for the day-to-day management of the Portfolio. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Portfolio’s website at www.INGFunds.com/vp/literature.

Investment Adviser
Directed Services LLC

Investment Committee
Heather Hackett, CFA	Halvard Kvaale, CIMA
Committee Member (since 03/10)	Committee Member (since 08/12)
Paul Zemsky, CFA
Committee Member (since 03/10)

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may

54	ING Index Solution 2055 Portfolio

apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

ING Index Solution 2055 Portfolio	55

KEY PORTFOLIO INFORMATION

This Prospectus contains information about the Portfolios and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.

The Portfolios’ Statement of Additional Information (“SAI”) is incorporated by reference into (legally made a part of) this Prospectus. It identifies investment restrictions, more detailed risk descriptions, a description of how the bond rating system works, and other information that may be helpful to you in your decision to invest. You may obtain a copy, without charge, from the Portfolios.

Other ING Funds may also be offered to the public that have similar names, investment objectives, and principal investment strategies as those of the Portfolios. You should be aware that a Portfolio is likely to differ from these other ING Funds in size and cash flow pattern. Accordingly, the performance of a Portfolio can be expected to vary from those of other ING Funds.

Each of the Portfolios is a series of ING Partners, Inc. (“Company”), a Maryland corporation. Each Portfolio is managed by Directed Services LLC (“DSL” or “Adviser”). ING Investment Management Co. LLC (“ING IM” or “Sub-Adviser”) is the Sub-Adviser to ING Index Solution 2020 Portfolio, ING Index Solution 2030 Portfolio, ING Index Solution 2040 Portfolio, and ING Index Solution 2050 Portfolio (the “Sub-Advised Portfolios”). ING IM serves as a consultant (“Consultant”) to ING Index Solution Income Portfolio, ING Index Solution 2015 Portfolio, ING Index Solution 2025 Portfolio, ING Index Solution 2035 Portfolio, ING Index Solution 2045 Portfolio, and ING Index Solution 2055 Portfolio (the “Consultant Portfolios”). On March 18, 2013, shareholders of the Consultant Portfolios were sent a proxy statement, which asked shareholders to approve the appointment of ING IM as the Sub-Adviser to the Consultant Portfolios. If shareholders approve this proposal, ING IM will become the Sub-Adviser to the Consultant Portfolios. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Consultant Portfolios’ website at www.INGFunds.com/vp/literature.

The Adviser and the Sub-Adviser/Consultant are indirect, wholly-owned subsidiaries of ING U.S., Inc. For more information about the Portfolios, the Adviser and the Sub-Adviser, please read “Management of the Portfolios” later in this Prospectus and the SAI.

The Portfolios’ shares are classified into up to five classes of shares, Adviser Class (“Class ADV”), Service Class (“Class S”), Initial Class (“Class I”), Service 2 Class (“Class S2”), and Class T shares. The classes of shares of each Portfolio are identical except for different expenses, certain related rights, and certain shareholder services. All share classes of each Portfolio have a common investment objective and investment portfolio. Only Class S2 shares are offered in this Prospectus. Class S2 shares are not subject to any sales loads.

Conflicts of Interest

In making decisions on the allocation of the assets of the Portfolios among the Underlying Funds, the Adviser is subject to several conflicts of interest because it, or an affiliate, may serve as the investment adviser to the Portfolios, and it or an affiliate serves as adviser, or may serve as sub-adviser to an Underlying Fund. These conflicts could arise because the Adviser or its affiliates earn higher net advisory fees (the advisory fee received less any sub-advisory fee paid and fee waivers or expense subsidies) on some of the Underlying Funds than others. For example, where the Underlying Funds have a sub-adviser that is affiliated with the Adviser, the entire advisory fee is retained by an ING company. Even where the net advisory fee is not higher for Underlying Funds sub-advised by an affiliate of the Adviser, the Adviser may have an incentive to prefer affiliated sub-advisers for other reasons, such as increasing assets under management or supporting new investment strategies, which in turn would lead to increased income to ING. Further, the Adviser may believe that redemption from an Underlying Fund will be harmful to that Underlying Fund, the Adviser, or an affiliate. Therefore, the Adviser may have incentives to allocate and reallocate in a fashion that would advance its own economic interests, the economic interests of an affiliate, or the interests of an Underlying Fund rather than a Portfolio.

The Adviser has informed the Company’s Board that its investment process may be influenced by an affiliated insurance company that issues financial products in which the Portfolios are offered as investment options. In certain of those products an affiliated insurance company may offer guaranteed lifetime income or death benefits. The Adviser’s investment decisions for the Portfolios, including its allocation decisions with respect to the Portfolios’ Underlying Funds, may benefit the affiliated insurance company issuing such benefits. For example, selecting and allocating assets to Underlying Funds which invest primarily in fixed-income securities or in a more conservative or less volatile investment style, may reduce the regulatory capital requirements which the affiliated insurance company must satisfy to support its guarantees under its products, may help reduce the affiliated insurance company’s risk from the lifetime income or death benefits, or may make it easier

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KEY PORTFOLIO INFORMATION  (continued) for the insurance company to manage its risk through the use of various hedging techniques. The Adviser has developed an investment process using an allocation committee which seeks to ensure that the Portfolios are managed in the best interest of their shareholders. Further, the Adviser has adopted various policies and procedures that are intended to identify, monitor, and address actual or potential conflicts of interest. Nonetheless, investors bear the risk that the Adviser’s allocation decisions may be affected by its conflicts of interest.

Fundamental Policies

Fundamental investment policies contained in the SAI may not be changed without shareholder approval. The Board of Directors (“Board”) and/or the Adviser may change any other policies and investment strategies.

Portfolio Diversification

Each Portfolio is diversified, as such term is defined in the Investment Company Act of 1940 (“1940 Act”).

Investor Diversification

Although an investor may achieve the same level of diversification by investing directly in a variety of the Underlying Funds, the Portfolios provide investors with a means to simplify their investment decisions by investing in a single diversified portfolio. For more information about the Underlying Funds, please see “Key Information About the Underlying Funds” later in this Prospectus.

Although the Portfolios are designed to serve as a component of a diversified investment portfolio of securities, no single mutual fund can provide an appropriate investment program for all investors. You should evaluate the Portfolios in the context of your personal financial situation, investment objectives and other investments.

Combination with ING Index Solution Income Portfolio

When ING Index Solution 2015 Portfolio, ING Index Solution 2020 Portfolio, ING Index Solution 2025 Portfolio, ING Index Solution 2030 Portfolio, ING Index Solution 2035 Portfolio, ING Index Solution 2040 Portfolio, ING Index Solution 2045 Portfolio, ING Index Solution 2050 Portfolio and ING Index Solution 2055 Portfolio reach their respective Target Dates, they may be combined with ING Index Solution Income Portfolio, without a vote of shareholders if the Company’s Board determines that combining such Portfolio with ING Index Solution Income Portfolio would be in the best interests of the Portfolio and its shareholders. Prior to any combination (which likely would take the form of a re-organization and may occur on or after each Portfolio’s Target Date), a Portfolio will notify shareholders of such Portfolio of the combination and any tax consequences. If, and when, such a combination occurs, shareholders of a Portfolio will become shareholders of ING Index Solution Income Portfolio.

Temporary Defensive Strategies

When the Adviser or sub-adviser (if applicable) to a Portfolio anticipates unusual market or other conditions, the Portfolio may temporarily depart from its principal investment strategies as a defensive measure. In such circumstances, that Portfolio may invest in securities believed to present less risk, such as cash, cash equivalents, money market fund shares and other money market instruments, debt securities that are high quality or higher quality than normal, more liquid securities, or others. While a Portfolio invests defensively, it may not achieve its investment objective. A Portfolio’s defensive investment position may not be effective in protecting its value. It is impossible to predict accurately how long such alternative strategies may be utilized. The types of defensive positions in which a Portfolio may engage are identified and discussed in the SAI.

Percentage and Rating Limitations

The percentage and rating limitations on Portfolio investments listed in this Prospectus apply at the time of investment.

Investment Not Guaranteed

Please note your investment is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

Shareholder Reports

Each Portfolio’s fiscal year ends December 31. Each Portfolio will send financial statements to its shareholders at least semi-annually. An annual shareholder report containing financial statements audited by an independent registered public accounting firm will be sent to shareholders every year.

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Additional Information About the Investment Objectives

Each Portfolio’s investment objective is non-fundamental and may be changed by a vote of the Portfolio’s Board, without shareholder approval. A Portfolio will provide 60 days’ prior written notice of any change in a non-fundamental investment objective. There is no guarantee the Portfolios will achieve their respective investment objectives.

Additional Information About Principal Investment Strategies

The Portfolios invest in a combination of Underlying Funds that, in turn, invest directly in a wide range of U.S. and international stocks, U.S. bonds and other debt instruments; and uses asset allocation strategies to determine how much to invest in each Underlying Fund. The Portfolios are designed to meet the needs of investors who wish to seek exposure to various types of securities through a single diversified investment. For a complete description of each Portfolio’s principal investment strategies, please see the Portfolio’s summary prospectus or the summary section of this Prospectus.

Asset Allocation Process

On March 18, 2013, shareholders of those Portfolios identified as the “Consultant Portfolios” in the section of the Prospectus entitled “Key Portfolio Information,” were sent a proxy statement, which asked shareholders to approve the appointment of ING Investment Management Co., LLC as the Sub-Adviser to the Consultant Portfolios. If shareholders approve this proposal, ING Investment Management Co., LLC will become the Sub-Adviser to the Consultant Portfolios; however, the individuals listed as members of the Investment Committee will continue to be responsible for the day-to-day management of the Portfolio. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Consultant Portfolio’s website at www.INGFunds.com/vp/literature.

The Adviser and Sub-Adviser/Consultant have designed the Portfolios which were constructed and are managed using an asset allocation process to determine each Portfolio’s investment mix. This asset allocation process can be described as follows:

In the first stage, the mix of asset classes ( i.e .., stocks and fixed-income securities of various types) that the Sub-Adviser/Consultant believes is likely to produce the optimal return for each Portfolio is estimated. These estimates are made with reference to an investment model that incorporates historical and expected returns, standard deviations and correlation coefficients of various asset classes as well as other financial variables. The mix of asset classes arrived at for each Portfolio is called the “Target Allocation.” The Sub-Adviser/Consultant will review the Target Allocations at least annually regarding proposed changes. The Sub-Adviser/Consultant will also make tactical allocations to overweight certain asset classes and styles, while underweighting other asset classes. These tactical allocations are intended to be in response to changing market conditions, and to enable the Sub-Adviser/Consultant to shift to those asset classes that are expected to outperform under certain market conditions.

For the Consultant Portfolios, the Adviser has set up a team of professionals to consider and review the recommendations of the Consultant, and will retain discretion over implementation of the Consultant’s recommendations, as necessary.

In the second stage, the Sub-Adviser/Consultant determines the Underlying Funds in which the Portfolios invest to attain their Target Allocations. In choosing an Underlying Fund, the Sub-Adviser/Consultant considers, among other factors, the degree to which the Underlying Fund’s holdings or other characteristics correspond to the desired Target Allocation. The Sub-Adviser/Consultant, at any time, may change the Underlying Funds in which the Portfolios invest, may add or drop Underlying Funds, and may determine to make tactical changes in the Portfolios’ Target Allocations depending on market conditions. The Sub-Adviser/Consultant determines the Target Allocations and the selection of Underlying Funds.

Periodically, based upon a variety of quantitative and qualitative factors, the Sub-Adviser/Consultant uses economic and statistical methods to determine the optimal Target Allocations and ranges for the Portfolios, the resulting allocations to the Underlying Funds, and whether any Underlying Funds should be added or removed from the mix.

The factors considered may include the following: (i) the investment objective of each Portfolio and each of the Underlying Funds; (ii) economic and market forecasts; (iii) proprietary and third-party reports and analysis; (iv) the risk/return characteristics, relative performance, and volatility of Underlying Funds; and (v) the correlation and covariance among Underlying Funds.

As market prices of the Underlying Funds’ portfolio securities change, each Portfolio’s actual allocations will vary somewhat from its respective Target Allocation, although the percentages generally will remain within an acceptable range of the Target Allocations percentages, as determined by the Sub-Adviser/Consultant. If changes are made as described above,

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MORE INFORMATION ABOUT THE PORTFOLIOS  (continued) those changes will be reflected in the Prospectus. However, it may take some time to fully implement the changes. The Sub-Adviser/Consultant will implement the changes over a reasonable period of time while seeking to minimize disruptive effects and added costs to the Portfolios and the Underlying Funds.

The Sub-Adviser/Consultant intends to rebalance the Portfolios on at least a quarterly basis, but may rebalance more or less frequently as deemed appropriate, to attain the Target Allocations for the Portfolios. These allocations, however, are targets, and each Portfolio’s allocations could change substantially as the Underlying Funds’ asset values change due to market movements and portfolio manager decisions. On an ongoing basis, the actual mix of assets and included strategies for each Portfolio may deviate from the Target Allocation percentages. If the Sub-Adviser/Consultant believes it is in the best interests of a Portfolio and its shareholders, to deviate from the Portfolio’s Target Allocation, it may rebalance more frequently than quarterly, limit the degree of rebalancing or avoid rebalancing altogether. The Target Allocations may be changed at any time by the Sub-Adviser/Consultant.

The Sub-Adviser/Consultant will have sole authority over the asset allocations, investments in particular Underlying Funds (including any Underlying Funds organized in the future) and the Target Allocations for the Portfolios, including determining the transition pattern of the Portfolios in a timely but reasonable manner based upon market conditions at the time of allocation changes. The pre-defined mixes will be reviewed at least annually and analyzed for consistency with current market conditions and industry trends.

With the exception of ING Index Solution Income Portfolio, each Portfolio is structured and managed around a specific target retirement or financial goal date (“Target Date”) as follows: 2055, 2050, 2045, 2040, 2035, 2030, 2025, 2020, and 2015. For example investors looking to retire in or near the year 2055 would likely choose the ING Index Solution 2055 Portfolio and the mix of this Portfolio would migrate toward that of the ING Index Solution 2050 Portfolio in approximately 5 years time, the ING Index Solution 2045 Portfolio in approximately 10 years time, the ING Index Solution 2040 Portfolio in approximately 15 years time, the ING Index Solution 2035 Portfolio in approximately 20 years time, the ING Index Solution 2030 Portfolio in approximately 25 years times, the ING Index Solution 2025 Portfolio in approximately 30 years time, the ING Index Solution 2020 Portfolio in approximately 35 years time, the ING Index Solution 2015 Portfolio in approximately 40 years time, and finally combine with the ING Index Solution Income Portfolio after about 45 years or about 2055. The ING Index Solution Income Portfolio is for those who are retired, nearing retirement or in need of drawing down income from their Portfolio soon.

With respect to the ING Index Solution 2055 Portfolio, ING Index Solution 2050 Portfolio, ING Index Solution 2045 Portfolio, ING Index Solution 2040 Portfolio, ING Index Solution 2035 Portfolio, ING Index Solution 2030 Portfolio, ING Index Solution 2025 Portfolio, ING Index Solution 2020 Portfolio, and ING Index Solution 2015 Portfolio, in summary, the mix of investments in the Target Allocations will change over time and seek to produce reduced investment risk and preserve capital as the Portfolio approaches its Target Date.

Asset Allocation is No Guarantee Against Loss

Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from the historical performance and the assumptions used to form the asset allocations for the Portfolios. Furthermore, the Sub-Adviser’s allocation of the Portfolios’ assets may not anticipate market trends successfully. For example, weighting Underlying Funds that invest in equity securities too heavily during a stock market decline may result in a failure to preserve capital. Conversely, investing too heavily in Underlying Funds that invest in debt instruments during a period of stock market appreciation may result in lower total return.

There is a risk that you could achieve better returns by investing in an Underlying Fund or other mutual funds representing a single asset class than in the Portfolios.

Assets will be allocated among funds and markets based on judgments made by the Sub-Adviser/Consultant. There is a risk that the Portfolios may allocate assets to an asset class or market that underperforms other funds. For example, a Portfolio may be underweighted in assets or a market that is experiencing significant returns or overweighted in assets or a market with significant declines.

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MORE INFORMATION ABOUT THE PORTFOLIOS  (continued) Performance of the Underlying Funds Will Vary

The performance of the Portfolios depends upon the performance of the Underlying Funds, which are affected by changes in the economy and financial markets. The value of the Portfolios changes as the asset values of the Underlying Funds the Portfolios hold go up or down. The value of your shares will fluctuate and may be worth more or less than the original cost. The timing of your investment may also affect performance.

Additional Information About the Portfolios’ and/or the Underlying Funds’ Risks

All mutual funds involve risk - some more than others - and there is always the chance that you could lose money or not earn as much as you hope. Each Portfolio’s risk profile is largely a factor of the principal securities in which the Underlying Funds invest and investment techniques that the Underlying Funds use.

Below is a discussion of the risks associated with certain of the types of securities in which the Portfolios and/or the Underlying Funds may invest and certain of the investment practices that the Portfolios and/or the Underlying Funds may use. For more information about these and other types of securities and investment techniques that may be used by the Portfolios and/or the Underlying Funds, see the SAI.

Many of the investment techniques and strategies discussed in this Prospectus and in the SAI are discretionary which means that the adviser or sub-adviser of the Portfolios and/or the Underlying Funds can decide whether to use them. The Portfolios and/or the Underlying Funds may invest in these securities or use these techniques as part of their principal investment strategies. However, the adviser or sub-adviser may also use these investment techniques or make investments in securities that are not a part of the Portfolios’ and/or the Underlying Funds’ principal investment strategies.

For more information about principal risks that apply only to the Underlying Funds, please see “Key Information About the Underlying Funds.”

Asset Allocation.  Assets will be allocated among Underlying Funds and markets based on judgments by the Adviser. There is a risk that a portfolio may allocate assets to an Underlying Fund or asset class that underperforms other funds or asset classes.

Call.  During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, an Underlying Fund would experience a decline in income.

Commodities.  The operations and financial performance of companies in natural resources industries may be directly affected by commodity prices. This risk is exacerbated for those natural resources companies that own the underlying commodity. Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand, the impact of interest rate and inflation on production and demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices, which may lead to a reduction in production or supply, may also negatively impact the performance of companies in natural resources industries that are solely involved in the transportation, processing, storing, distribution or marketing of commodities. Volatility of commodity prices may also make it more difficult for companies in natural resources industries to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices.

Company.  The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Credit.  Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Credit Default Swaps.  A portfolio or an Underlying Fund may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the portfolio or an Underlying Fund pays a fee to protect against the risk that a security held by the portfolio or the Underlying Fund will default. As a seller of the swap, a portfolio or an Underlying Fund receives payment(s) in return for its obligation to pay the counterparty the full national value of the security in the event of a default of the security issuer. As a seller of a swap, a portfolio or an Underlying Fund would effectively add

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MORE INFORMATION ABOUT THE PORTFOLIOS  (continued) leverage to its portfolio because, in addition to its total net assets, a portfolio or an Underlying Fund would be subject to investment exposure on the notional value of the swap. Credit default swaps are largely unregulated and susceptible to liquidity, credit, and counterparty risks.

Currency.  To the extent that an Underlying Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad. As a result, an Underlying Fund’s investments in foreign currency or foreign currency-denominated securities may reduce the value of an Underlying Fund’s assets.

Derivative Instruments.  Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of a portfolio or an Underlying Fund and reduce its returns. Derivatives may not perform as expected, so a portfolio an Underlying Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose a portfolio an Underlying Fund to the risk of improper valuation. Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. The investment of a portfolio or an Underlying Fund’s assets required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a portfolio or an Underlying Fund; therefore, the purchase of certain derivatives may have an economic leveraging effect on a portfolio or an Underlying Fund; thus exaggerating any increase or decrease in the net asset value of a portfolio or an Underlying Fund. Investments in derivatives are generally negotiated over-the-counter with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability to perform its obligations and further that any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a portfolio or an Underlying Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or for prices that do not reflect current market value. A portfolio or an Underlying Fund’s adviser or sub-adviser might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains to a portfolio or an Underlying Fund.

Floating Rate Loans.  The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans and many floating rate loans are subject to restrictions on resale.

Foreign Investments/Developing and Emerging Markets.  To the extent an Underlying Fund invests in securities of issuers in markets outside the United States, its share price may be more volatile than if it invested in securities of issuers in the U.S. market due to, among other things, the following factors: comparatively unstable political, social and economic conditions, and limited or ineffectual judicial systems; comparatively small market sizes, making securities less liquid and securities prices more sensitive to the movements of large investors and more vulnerable to manipulation; governmental policies or actions, such as high taxes, restrictions on currency movements, replacement of currency, potential for default on sovereign debt, trade or diplomatic disputes, creation of monopolies, and the seizure of private property through confiscatory taxation and expropriation or nationalization of company assets; incomplete, outdated, or unreliable information about securities issuers due to less stringent market regulation and accounting standards; comparatively undeveloped markets and weak banking and financial systems; market inefficiencies, such as higher transaction costs, and administrative difficulties, such as delays in processing transactions; and fluctuations in foreign currency exchange rates, which could reduce gains or widen losses. In addition, foreign taxes could reduce the income available to distribute to shareholders, and special U.S. tax considerations could apply to foreign investments. Depositary receipts are subject to risks of foreign investments and might not always track the price of the underlying foreign security. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

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Foreign investment risks typically are greater in developing and emerging markets than in developed markets, for such reasons as social or political unrest, heavy economic dependence on agriculture or exports (particularly commodities), undeveloped or overburdened infrastructures, vulnerability to natural disasters, significant and unpredictable government intervention in markets or the economy, currency devaluations, runaway inflation, environmental problems, and business practices that depart from norms for developed countries and less developed or liquid markets for securities generally.

High-Yield Securities.  Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments. Investments in high-yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt instruments, but they also typically entail greater potential price volatility and principal and income risk. The prices of high-yield securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. High-yield securities structured as zero-coupon or pay-in-kind securities tend to be more volatile. The secondary market in which high-yield securities are traded is generally less liquid than the market for higher grade bonds. At times of less liquidity, it may be more difficult to value high-yield securities.

Index Strategy.  The index selected may underperform the overall market and an Underlying Fund might fail to track its target index. The correlation between an Underlying Fund and index performance may be affected by the Underlying Fund’s expenses and the timing of purchases and redemptions of the Underlying Fund’s shares. An Underlying Fund’s actual holdings might not match the Index and the Underlying Fund’s effective exposure to index securities at any given time may not equal 100%.

Inflation-Indexed Bonds.  If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Interest Rate.  With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase an Underlying Fund’s exposure to risks associated with rising interest rates.

Liquidity.  If a security is illiquid, an Underlying Fund might be unable to sell the security at a time when an Underlying Fund’s manager might wish to sell, and the security could have the effect of decreasing the overall level of an Underlying Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount an Underlying Fund could realize upon disposition. An Underlying Fund may make investments that become less liquid in response to market developments or adverse investor perception. An Underlying Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Underlying Fund.

Market.  Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which the Underlying Funds invest. Rather, the market could favor securities to which the Underlying Funds are not exposed or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Underlying Funds costs and impair the ability of the Underlying Funds to achieve its investment objectives.

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Market Capitalization.  Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies.  The main risk of investing in other investment companies, including exchange-traded funds (“ETFs”), is the risk that the value of the securities underlying an investment company might decrease. Because a portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the portfolio.

Other investment companies include ETFs and Holding Company Depositary Receipts (“HOLDRs”), among others. ETFs are exchange-traded investment companies that are, in many cases, designed to provide investment results corresponding to an index. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Additional risks of investments in ETFs include: (i) the market price of an ETF’s shares may trade at a discount to its net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading may be halted if the listing exchanges’ officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value.

Real Estate Companies and Real Estate Investment Trusts (“REITs”).  Investing in real estate companies and REITs may subject an Underlying Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property. Some REITs may invest in a limited number of properties, in a narrow geographic area or in a single property type, which increases the risk that an Underlying Fund could be unfavorably affected by the poor performance of a single investment or investment type. These companies are also sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. Borrowers could default on or sell investments the REIT holds, which could reduce the cash flow needed to make distributions to investors. In addition, REITs may also be affected by tax and regulatory requirements in that a REIT may not qualify for preferential tax treatments or exemptions. REITs require specialized management and pay management expenses.

Sovereign Debt.  These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

Additional Risks

The discussion below also includes risks that are not considered to be principal risks of a Portfolio, but are considered to be relevant to each Portfolio or an Underlying Fund (including risks arising from a Portfolio’s investments in Underlying Funds).

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MORE INFORMATION ABOUT THE PORTFOLIOS  (continued)

Counterparty.  The entity with which a portfolio or an Underlying Fund conducts portfolio-related business (such as trading or securities lending), or that underwrites, distributes or guarantees investments or agreements that the portfolio or the Underlying Fund owns or is otherwise exposed to, may refuse or may become unable to honor its obligations under the terms of a transaction or agreement. As a result, a portfolio or an Underlying Fund may sustain losses and be less likely to achieve its investment objective. These risks may be greater when engaging in over-the-counter transactions.

Duration.  One measure of risk for fixed-income securities is duration. Duration measures the sensitivity of a bond’s price to interest rate movements and is one of the tools used by a portfolio manager in selection of fixed-income securities. Historically, the maturity of a bond was also used as a proxy for the sensitivity of a bond’s price to changes in interest rates, otherwise known as a bond’s interest rate risk or volatility. According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of average life of a bond on a present value basis which was developed to incorporate a bond’s yield, coupons, final maturity and call features into one measure. As a point of reference, the duration of a noncallable 7% coupon bond with a remaining maturity of 5 years is approximately 4.5 years and the duration of a noncallable 7% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation. For example, the price of a bond with an average duration of 4.5 years would be expected to fall approximately 4.5% if interest rates rose by one percentage point. Conversely, the price of a bond with an average duration of 4.5 years would be expected to rise approximately 4.5% if interest rates drop by one percentage point.

Increase in Expenses.  Your actual cost of investing in a portfolio may be higher or lower than the expenses shown in the portfolio’s “Annual Portfolio Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if a portfolio’s Acquired Fund Fees and Expenses increase as a result of the decrease in the Underlying Funds’ assets. The Underlying Funds’ assets may decrease and Underlying Funds expense ratios increase for many reasons, including volatility in the Underlying Funds’ net asset value caused by volatility in the secondary markets for assets in which the Underlying Funds invests.

Manager.  A portfolio, and each Underlying Fund (except index funds), is subject to manager risk because it is an actively managed investment portfolio. The adviser, the sub-adviser, or each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for a portfolio or an Underlying Fund, but there can be no guarantee that these will produce the desired results.

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS

The Portfolios seek to meet their investment objectives by allocating their assets among the Underlying Funds. Because the Portfolios invest in the Underlying Funds, shareholders will be affected by the investment strategies of each Underlying Fund. Information is provided below as of the date of this Prospectus regarding each Underlying Fund, including its investment adviser, sub-adviser, investment objective, main investments and main risks. This information is intended to provide potential investors in the Portfolios with information that they may find useful in understanding the investment history and risks of the Underlying Funds.

You should note that the adviser or sub-adviser (if applicable) may or may not invest in each of the Underlying Funds listed. Further, over time, the Portfolios will alter their allocation of assets among the Underlying Funds and may add or remove Underlying Funds that are considered for investment. Therefore, it is not possible to predict the extent to which the Portfolios will be invested in each Underlying Fund at any one time. As a result, the degree to which the Portfolios may be subject to the risks of a particular Underlying Fund will depend on the extent to which the Portfolios have invested in the Underlying Fund.

Affiliated Underlying Funds

Underlying Fund: ING Emerging Markets Index Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of an index that measures the investment return of emerging markets securities (“Index”).

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies, which are at the time of purchase, included in an Index that measures the investment return of emerging markets securities; depositary receipts representing securities in the Index; convertible securities that are convertible into stocks included in the Index; other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components; and exchange-traded funds. Under normal market conditions, the portfolio invests all, or substantially all of its assets in these securities. The portfolio currently invests principally in equity securities and employs a “passive management” approach designed to track the performance of the Index (currently MSCI Emerging Markets IndexSM (“Index”)). As of February 28, 2013, a portion of the Index was concentrated in the financials sector (including a focus in the commercial banks industry). The portfolio is non-diversified, which means it may invest a significant portion of its assets in a single issuer. The portfolio may invest in other investment companies to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, concentration, convertible securities, credit, currency, derivative instruments, focused investing, foreign investments/developing and emerging markets, index strategy, interest rate, issuer non-diversification, liquidity, market, market capitalization, other investment companies, and securities lending.

Underlying Fund: ING Euro STOXX 50® Index Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the EURO STOXX 50® Index (“Index”).

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies which are, at the time of purchase, included in the Index, convertible securities that are convertible into stocks included in the Index, other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components and exchange-traded funds. Under normal market conditions, the portfolio invests all, or substantially all of its assets in these securities. The portfolio invests principally in common stocks and employs a “passive management” approach designed to track the performance of the Index. As of February 28, 2013, a portion of the Index was concentrated in the financials sector. The portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the portfolio’s

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued) cash position. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, concentration, convertible securities, credit, currency, derivative instruments, foreign investments, index strategy, interest rate, liquidity, market, market capitalization, other investment companies, and securities lending.

Underlying Fund: ING FTSE 100 Index® Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the FTSE 100 Index® (“Index”).

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies which are, at the time of purchase, included in the Index, convertible securities that are convertible into stocks included in the Index, other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components, and exchange-traded funds. Under normal market conditions, the portfolio invests all, or substantially all of its assets in these securities. The portfolio invests principally in common stocks and employs a “passive management” approach designed to track the performance of the Index. As of February 28, 2013, portions of the Index were focused in the consumer staples sector, the energy sector (including the oil, gas, and consumable fuels industry), and the financials sector (including the commercial banks industry). The portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the portfolio’s cash position. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio is non-diversified, which means it may invest a significant portion of its assets in a single issuer. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, convertible securities, credit, currency, derivative instruments, focused investing, foreign investments, index strategy, interest rate, issuer non-diversification, liquidity, market, market capitalization, other investment companies, and securities lending.

Underlying Fund: ING Hang Seng Index Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Hang Seng Index (“Index”).

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies which are, at the time of purchase, included in the Index, convertible securities that are convertible into stocks included in the Index, other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components, and exchange-traded funds. Under normal market conditions, the portfolio invests all, or substantially all of its assets in these securities. The portfolio invests principally in common stocks and employs a “passive management” approach designed to track the performance of the Index. As of February 28, 2013, a portion of the Index was concentrated in the financials sector (including the commercial banks industry). The portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the portfolio’s cash position. The portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio is non-diversified, which means it may invest a significant portion of its assets in a single issuer. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued)

Main Risks: Company, concentration, convertible securities, credit, currency, derivative instruments, foreign investments/developing and emerging markets, index strategy, interest rate, issuer non-diversification, liquidity, market, market capitalization, other investment companies, and securities lending.

Underlying Fund: ING International Index Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of a widely accepted international index (“Index”).

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies which are, at the time of purchase, included in the Index, convertible securities that are convertible into stocks included in the Index, other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components, and exchange-traded funds. Under normal market conditions, the portfolio invests all, or substantially all of its assets in these securities. The portfolio invests principally in common stocks and employs a “passive management” approach designed to track the performance of the Index (currently, the MSCI - Europe, Australasia, and Far East® (“MSCI EAFE® ”) Index). As of February 28, 2013, a portion of the MSCI EAFE® Index was concentrated in the financials sector. The portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the portfolio’s cash position. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, concentration, convertible securities, credit, currency, derivative instruments, foreign investments/developing and emerging markets, index strategy, interest rate, liquidity, market, market capitalization, other investment companies, and securities lending.

Underlying Fund: ING Japan TOPIX Index® Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Tokyo Stock Price Index® (“Index”).

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies which are, at the time of purchase, included in the Index, convertible securities that are convertible into stocks included in the Index, other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components, and exchange-traded funds. Under normal market conditions, the portfolio invests all, or substantially all of its assets in these securities. The portfolio invests principally in common stocks and employs a “passive management” approach designed to track the performance of the Index. As of February 28, 2013, portions of the Index were focused in the consumer discretionary sector, the financials sector, and the industrials sector. The portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the portfolio’s cash position. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, convertible securities, credit, currency, derivative instruments, focused investing, foreign investments, index strategy, interest rate, liquidity, market, market capitalization, other investment companies, and securities lending.

Underlying Fund: ING RussellTM Large Cap Growth Index Portfolio

Investment Adviser: ING Investments, LLC

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued)

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Top 200® Growth Index (“Index”).

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies which are, at the time of purchase, included in the Index, convertible securities that are convertible into stocks included in the Index, other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components, and exchange-traded funds. Under normal market conditions, the portfolio invests all, or substantially all of its assets in these securities. The portfolio invests principally in common stocks and employs a “passive management” approach designed to track the performance of the Index. As of February 28, 2013, a portion of the Index was concentrated in the information technology sector. The portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the portfolio’s cash position. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, concentration, convertible securities, credit, derivative instruments, growth investing, index strategy, interest rate, liquidity, market, other investment companies, and securities lending.

Underlying Fund: ING RussellTM Large Cap Index Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Top 200® Index (“Index”).

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies which are, at the time of purchase, included in the Index, convertible securities that are convertible into stocks included in the Index, other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components, and exchange-traded funds. Under normal market conditions, the portfolio invests all, or substantially all of its assets in these securities. The portfolio invests principally in common stocks and employs a “passive management” approach designed to track the performance of the Index. As of February 28, 2013, portions of the Index were focused in the financials sector and in the information technology sector. The portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the portfolio’s cash position. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, convertible securities, credit, derivative instruments, focused investing, index strategy, interest rate, liquidity, market, other investment companies, and securities lending.

Underlying Fund: ING RussellTM Large Cap Value Index Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Top 200® Value Index (“Index”).

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies which are, at the time of purchase, included in the Index, convertible securities that are convertible into stocks included in the Index, other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components, and exchange-traded funds. Under normal market conditions, the portfolio

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued) invests all, or substantially all of its assets in these securities. The portfolio invests principally in common stocks and employs a “passive management” approach designed to track the performance of the Index. As of February 28, 2013, a portion of the Index was concentrated in the financials sector and a portion of the Index was focused in the energy sector (including the oil, gas, and consumable fuels industry). The portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the portfolio’s cash position. The portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, concentration, convertible securities, credit, derivative instruments, focused investing, index strategy, interest rate, liquidity, market, other investment companies, securities lending, and value investing.

Underlying Fund: ING RussellTM Mid Cap Growth Index Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Midcap® Growth Index (“Index”).

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies which are, at the time of purchase, included in the Index, convertible securities that are convertible into stocks included in the Index, other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components, and exchange-traded funds. Under normal market conditions, the portfolio invests all, or substantially all of its assets in these securities. The portfolio invests principally in common stocks and employs a “passive management” approach designed to track the performance of the Index. As of February 28, 2013, a portion of the Index was concentrated in the consumer discretionary sector; and portions of the Index were focused in the industrials sector and the information technology sector. The portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the portfolio’s cash position. The portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, concentration, convertible securities, credit, derivative instruments, focused investing, growth investing, index strategy, interest rate, liquidity, market, mid-capitalization company, other investment companies, and securities lending.

Underlying Fund: ING RussellTM Mid Cap Index Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Midcap® Index (“Index”).

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies which are, at the time of purchase, included in the Index, convertible securities that are convertible into stocks included in the Index, other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components, and exchange-traded funds. Under normal market conditions, the portfolio invests all, or substantially all of its assets in these securities. The portfolio invests principally in common stocks and employs a “passive management” approach designed to track the performance of the Index. As of February 28, 2013, portions of the Index were focused in the consumer discretionary sector and the financials sector. The portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued) equity exposure to the portfolio’s cash position. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, convertible securities, credit, derivative instruments, focused investing, index strategy, interest rate, liquidity, market, mid-capitalization company, other investment companies, and securities lending.

Underlying Fund: ING RussellTM Small Cap Index Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell 2000® Index (“Index”).

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies which are, at the time of purchase, included in the Index, convertible securities that are convertible into stocks included in the Index, other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components, and exchange-traded funds. Under normal market conditions, the portfolio invests all, or substantially all of its assets in these securities. The portfolio invests principally in common stocks and employs a “passive management” approach designed to track the performance of the Index. As of February 28, 2013, portions of the Index were focused in the financials sector, the industrials sector, and the information technology sector. The portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the portfolio’s cash position. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, convertible securities, credit, derivative instruments, focused investing, index strategy, interest rate, liquidity, market, other investment companies, securities lending, and small-capitalization company.

Underlying Fund: ING U.S. Bond Index Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Barclays Capital U.S. Aggregate Bond Index (“Index”).

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in investment-grade debt instruments, rated at least A by Moody’s Investors Service, Inc. or at least A by Standard & Poor’s Ratings Services, or of comparable quality if unrated which are, at the time of purchase, included in the Index, derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components, and exchange-traded funds. Under normal market conditions, the portfolio invests all, or substantially all of its assets in these securities. To Be Announced purchase commitments (“TBA”) shall be deemed included in the Index upon entering into the contract for the TBA if the underlying securities are included in the Index. The portfolio maintains a weighted average effective duration within one year on either side of the duration of the Index, which generally ranges between 3.5 and 6 years. The portfolio may also invest in futures and other derivatives as a substitute for the sale or purchase of debt securities in the Index and to provide fixed-income exposure to the portfolio’s cash position. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued)

Main Risks: Credit, derivative instruments, index strategy, interest rate, investment model, liquidity, mortgage- and/or asset-backed securities, other investment companies, prepayment and extension, securities lending, and U.S. government securities and obligations.

Underlying Fund: ING U.S. Stock Index Portfolio

Investment Adviser: Directed Services LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Total return.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies included in the S&P 500® Index (“Index”) or equity securities of companies that are representative of the Index (including derivatives). The portfolio invests principally in common stocks and employs a “passive management” approach designed to track the performance of the Index, which is denominated by stocks of large U.S. companies. The portfolio usually attempts to replicate the target index by investing all, or substantially all, of its assets in stocks that make up the Index. The portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the portfolio’s cash position. In the event that the portfolio’s market value is $50 million or less, in order to replicate investment in stocks listed on the Index, the sub-adviser may invest the entire amount of the portfolio’s assets in index futures, in exchange-traded funds, or in a combination of index futures and exchange-traded funds, subject to any limitation on the portfolio’s investments in such securities. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, derivative instruments, index strategy, liquidity, market, other investment companies, and securities lending.

Unaffiliated Underlying Funds

Underlying Fund: iShares® MSCI Emerging Markets Index Fund

Investment Adviser: BlackRock Fund Advisors

Investment Objective: The fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Emerging Markets IndexSM (“Index”).

Main Investments: The Index is designed to measure equity market performance in the global emerging markets. Components primarily include energy, financial, information technology, and materials companies. The components of the Index, and the degree to which these components represent certain industries, may change over time.The adviser uses a “passive” or indexing approach to try to achieve the fund’s investment objective. Unlike many investment companies, the fund does not try to beat the Index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued. Indexing may eliminate the chance that the fund will substantially outperform the Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies. The fund generally invests at least 90% of its assets in the securities of the Index and in depositary receipts representing securities in the Index. The fund invests all of its assets that are invested in India in a wholly-owned subsidiary located in the Republic of Mauritius. The fund may invest the remainder of its assets in other securities, including securities not in the Index but which the adviser believes will help the fund track the Index, an in other investments, including futures contracts, options on futures contracts, other types of options and swaps related to the Index, as well as cash and cash equivalents, including shares of money market funds advised by the adviser or its affiliates. The adviser uses a representative sampling indexing strategy to manage the fund. The fund may lend securities up to one-third of the value of the fund’s total assets (including the value of the collateral received).

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued)

Representative Sampling: Representative sampling is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Index. The fund may or may not hold all of the securities in the Index.

Industry Concentration Policy: The fund will concentrate its investments ( i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by the U.S. government securities are not considered to be issued by members of any industry.

Main Risks: Company, concentration, currency, derivative instruments, foreign investments/developing and emerging markets, index strategy, issuer non-diversification, liquidity, market, market capitalization, other investment companies, and securities lending.

Underlying Fund: SPDR® Barclays Capital High Yield Bond ETF

Investment Adviser: SSgA Fund Management, Inc.

Investment Objective: Seeks investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the U.S. high yield corporate bond market.

Main Investments: The fund invests substantially all, but at least 80%, of its total assets in the securities comprising the Barclays Capital High Yield Very Liquid Index (“Index”) or in securities that are substantially identical to the economic characteristics of the securities that comprise the Index. In addition, the fund may invest in debt securities that are not included in the Index, cash and cash equivalents, or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the adviser). The Index is designed to measure the performance of publicly issued U.S. dollar denominated high-yield corporate bonds with above-average liquidity. High-yield securities are generally rated below investment-grade and are commonly referred to as “junk bonds”. The Index includes publicly issued U.S. dollar denominated, non-investment-grade, fixed-rate, taxable corporate bonds that have a remaining maturity of at least 1 year, regardless of optionality, are rated high-yield (Ba1/BB+/BB+ or below) using the middle rating of Moody’s Investors Service, Inc., Fitch Inc., or Standard & Poor’s, Inc., respectively, and have $600 million or more of outstanding face value. Only the largest issue of each issuer with a maximum age of three years can be included in the Index. In addition, securities must be registered or issued under Rule 144A of the Securities Act of 1933, as amended. Original issue zero-coupon bonds, step-up coupons, and coupons that change according to a predetermined schedule are also included. The Index includes only corporate sectors. The corporate sectors are industrial, utility, and financial institutions. Excluded from the Index are non-corporate bonds, structured notes with embedded swaps or other special features, private placements, bonds with equity-type features ( e.g .., warrants, convertibility), floating-rate issues, eurobonds, defaulted bonds, payment in kind securities and emerging market bonds.

Main Risks: Credit, derivative instruments, high-yield securities, index strategy, interest rate, issuer non-diversification, and over-the-counter investments.

Underlying Fund: Vanguard FTSE Emerging Markets ETF (formerly, Vanguard MSCI Emerging Markets ETF)

Investment Adviser: The Vanguard Group, Inc.

Investment Objective: Seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in emerging market countries.

Main Investments: The fund employs a “passive management” - or indexing - investment approach by investing substantially all (normally about 95%) of its assets in the common stocks included in the FTSE Emerging Transition Index (which is a dynamic index that represents the components of the FTSE Emerging Index plus South Korean equity exposure), while employing a form of sampling to reduce risk. The FTSE Emerging Transition Index includes approximately 795 common stocks of companies located in emerging markets around the world.

Main Risks: Company, currency, foreign investments/developing and emerging markets, index strategy, liquidity, market, and market capitalization.

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued)

MORE INFORMATION ABOUT PRINCIPAL RISKS THAT APPLY ONLY TO THE UNDERLYING FUNDS

The following are principal risks that apply only to the Underlying Funds:

Concentration in Banking Industry.  As a result of an Underlying Fund “concentrating,” as that term is defined in the 1940 Act, its assets in securities related to a particular industry, the Underlying Fund may be subject to greater market fluctuations than a fund that has securities representing a broader range of investment alternatives. If securities of the particular industry as a group fall out of favor, an Underlying Fund could underperform funds that have greater industry diversification. When an Underlying Fund is concentrated in the banking industry, the risks include, but are not limited to, credit risk, interest rate risk, and regulatory risk. Banks and other financial institutions can be affected by such factors as downturns in the U.S. and foreign economies, the deterioration or failure of other financial institutions, and changes in banking or securities regulations. Changes in legislation in past years have increased competition in the industry. Interest rate changes can have a significant impact on the banking industry, particularly on banks that face exposure to credit losses.

Concentration in Natural Resources Industry.  As a result of an Underlying Fund “concentrating,” as that term is defined in the 1940 Act, its assets in securities related to a particular industry, an Underlying Fund may be subject to greater market fluctuations than a fund that has securities representing a broader range of investment alternatives. If securities of the particular industry as a group fall out of favor, an Underlying Fund could underperform funds that have greater industry diversification. Securities of companies involved in natural resources may be subject to broad price fluctuations, reflecting volatility of energy and basic materials’ prices and possible instability of supply of various natural resources. In addition, some companies may be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazards associated with natural resources, such as fire, drought, and increased regulatory and environmental costs. The production and marketing of natural resources may be affected by action and changes in governments.

Concentration in Technology Sector.  As a result of an Underlying Fund “concentrating,” as that term is defined in the 1940 Act, its assets in securities related to a particular industry, an Underlying Fund may be subject to greater market fluctuations than a fund that has securities representing a broader range of investment alternatives. If securities of the particular industry as a group fall out of favor, an Underlying Fund could underperform funds that have greater industry diversification. Some of the risks of investing in companies in the technology sector are that they may face special risks that their products or services may not prove to be commercially successful. Technology related companies are also strongly affected by worldwide scientific or technological developments. As a result, technology companies may be vulnerable to obsolescence of existing technology, expired patents, short product cycles, price competition, market saturation and new market entrants. Many technology companies are smaller companies that may have limited business lines and limited financial resources, making them highly vulnerable to business and economic risks. Such companies are also often subject to governmental regulation and may, therefore, be adversely affected by governmental policies. Last, securities of companies involved in the technology sector may be subject to broad price fluctuations.

Convertible Securities.  Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.

The value of a convertible security will normally fluctuate in some proportion to changes in the value of the underlying security because of the conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying security. A convertible security may also provide income and be subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk. In the event the issuer of a convertible security is unable to meet its financial obligations, declares bankruptcy, or becomes insolvent, an Underlying Fund could lose money. An Underlying Fund may be forced to convert a convertible security before it otherwise would do so, which may decrease the Underlying Fund’s returns.

Focused Investing.  To the extent that an Underlying Fund invests a substantial portion of its assets in a particular industry, sector, market segment, or geographical area, its investments will be sensitive to developments in that industry, sector, market segment, or geographical area. An Underlying Fund assumes the risk that changing economic conditions; changing

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued) political or regulatory conditions; or natural and other disasters affecting the particular industry, sector, market segment, or geographical area in which the Underlying Fund focuses its investments could have a significant impact on its investment performance and could ultimately cause the Underlying Fund to underperform, or be more volatile than, other funds that invest more broadly.

Growth Investing.  Prices of growth stocks typically reflect high expectations for future company growth, and may fall quickly and significantly if investors suspect that actual growth may be less than expected. Growth companies typically lack any dividends that might cushion price declines. Growth stocks tend to be more volatile than value stocks, and may underperform the market as a whole over any given time period. Growth-oriented stocks typically sell at relatively high valuations as compared to other types of securities. Securities of growth companies may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth potential, they usually invest a high portion of earnings in their business, and they may lack the dividends of value stocks that can cushion stock prices in a falling market. The market may not favor growth-oriented stocks or may not favor equities at all. In addition, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth. Historically, growth-oriented stocks have been more volatile than value-oriented stocks.

Investment by Other Funds.  Various other mutual funds and/or funds-of-funds, including some ING funds, are allowed to invest in an Underlying Fund. In some cases, an Underlying Fund may serve as a primary or significant investment vehicle for a fund-of-fund. If the purchases, redemptions or rebalancing in these other funds result in large inflows or outflows of cash from the Underlying Fund, the Underlying Fund could be required to sell securities or invest cash at times, or in ways, that could hurt its performance, speed the realization of capital gains, or increase transaction costs. While it is very difficult to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, these transactions could also increase transaction costs or portfolio turnover. The adviser or sub-adviser will monitor transactions by the funds-of-funds and will attempt to minimize any adverse effects on an Underlying Fund and funds-of-funds as a result of these transactions. So long as an Underlying Fund accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

Investment Model.  Certain Underlying Funds invest based on a model implemented by the Underlying Fund’s manager. The manager’s proprietary model may not adequately address existing or unforeseen market factors or the interplay between such factors. The proprietary models used by an Underlying Fund’s manager to evaluate securities or securities markets are based on the manager’s understanding of the interplay of market factors and do not assure successful investment. The markets, or the price of individual securities, may be affected by factors not foreseen in developing the models.

Issuer Non-Diversification.  One or more of the Underlying Funds may be classified as a “non-diversified” investment company and, therefore, is subject to the risks of focusing investments in a small number of issuers, industries or foreign currencies, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Underlying Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than Underlying Funds that are “diversified.” Even though classified as non-diversified, an Underlying Fund may actually maintain a portfolio that is diversified with a large number of issuers. In such an event, the Underlying Fund would benefit less from appreciation in a single issuer than if it had greater exposure to that issuer.

Mid-Capitalization Company.  Investments in mid-capitalization companies may involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

Mortgage- and/or Asset-Backed Securities.  Defaults on or low credit quality or liquidity of the underlying assets of the asset-backed (including mortgage-backed) securities held by an Underlying Fund may impair the value of the securities. There may be limitations on the enforceability of any security interest granted with respect to those underlying assets. These securities also present a higher degree of prepayment and extension risk and interest rate risk than do other types of fixed-income securities. Because of prepayment risk and extension risk, small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain asset-backed securities. The value of longer-term securities generally changes more in response to changes in interest rates than shorter term securities.

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued)

During an economic downturn, the mortgages, commercial or consumer loans, trade or credit card receivables, installment purchase obligations, leases, or other debt obligations underlying an asset-backed security may experience an increase in defaults as borrowers experience difficulties in repaying their loans which may cause the valuation of such securities to be more volatile and may reduce the value of such securities. These risks are particularly heightened for investments in asset-backed securities that contain sub-prime loans which are loans made to borrowers with weakened credit histories and often have higher default rates.

Over-the-Counter Investments.  Investments purchased over-the-counter (“OTC”), including securities and derivatives, can involve greater risks than securities traded on recognized stock exchanges. OTC securities are generally securities of smaller or newer companies that may have limited product lines and markets compared to larger companies. They also can have less management depth, more reliance on key personnel, and less access to capital and credit. OTC securities tend to trade less frequently and in lower volume, and as a result have greater liquidity risk. Many of the protections afforded to participants on some organized exchanges, such as the performance guarantee of an exchange clearing house, are not available in connection with OTC derivatives transactions. Additionally, OTC investments are generally purchased either directly from a dealer or in negotiated transactions with the issuer and as such may expose an Underlying Fund to counterparty risk.

Prepayment and Extension.  Prepayment risk is the risk that principal on mortgages or other loan obligations underlying a security may be repaid prior to the stated maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. Extension risk is the risk that an issuer will exercise its right to repay principal on an obligation held by an Underlying Fund later than expected, which may decrease the value of the obligation and prevent an Underlying Fund from investing expected repayment proceeds in securities paying yields higher than the yields paid by the securities that were expected to be repaid.

Securities Lending.  Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that an Underlying Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that an Underlying Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

To generate additional income, an Underlying Fund may lend securities to financial institutions that are believed to be creditworthy by its adviser. When lending securities, an Underlying Fund will receive cash or U.S. government securities as collateral.

When an Underlying Fund lends its securities, it is responsible for investing the cash it receives as collateral from the borrower, and an Underlying Fund could incur losses in connection with the investment of such collateral, often referred to as “investment risk.” An Underlying Fund will minimize investment risk by limiting the investment of cash collateral to high quality instruments of short maturity.

An Underlying Fund may also lose money from the failure of a borrower to return a borrowed security in a timely manner, often referred to as “borrower default risk.” In the event of a borrower default, an Underlying Fund will be protected to the extent an Underlying Fund is able to exercise its rights in the collateral promptly and the value of such collateral is sufficient to purchase replacement securities. In addition, an Underlying Fund will be protected by its securities lending agent, which has agreed to indemnify the portfolio from losses resulting from borrower default.

Small-Capitalization Company.  Investments in small-capitalization companies may involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volume typical on a national securities exchange.

U.S. Government Securities and Obligations.  U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored enterprises. U.S. government securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. Some U.S. government securities are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. These include direct obligations of the U.S. Treasury such as U.S. Treasury notes, bills and bonds, as well as indirect obligations including certain securities of the Government National Mortgage Association, the Small Business Administration, and the Farmers Home Administration, among others. Other U.S. government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury, including certain securities of the Federal Financing Bank, the Federal Home Loan Bank, and the U.S. Postal Service. Still other agencies and instrumentalities

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued) are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. government. These include securities issued by the Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation, and the Federal Farm Credit Bank, among others. Consequently, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. No assurance can be given that the U.S. government would provide financial support to such agencies if it is not obligated to do so by law. U.S. government securities may be subject to varying degrees of credit risk and all U.S. government securities may be subject to price declines due to changing interest rates. Securities directly supported by the full faith and credit of the U.S. government have less credit risk.

Value Investing.  Securities that appear to be undervalued may never appreciate to the extent expected. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings and industrial production. The sub-adviser may be wrong in its assessment of a company’s value and the securities an Underlying Fund holds may not reach their full values. A particular risk of an Underlying Fund’s value approach is that some holdings may not recover and provide the capital growth anticipated or a security judged to be undervalued may actually be appropriately priced. The market may not favor value-oriented securities and may not favor equities at all. During those periods, an Underlying Fund’s relative performance may suffer.

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PORTFOLIO HOLDINGS INFORMATION

Portfolio Holdings Information

A description of each Portfolio’s policies and procedures regarding the release of portfolio holdings information is available in the Portfolios’ SAI. Portfolio holdings information can be reviewed online at www.INGInvestment.com.

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MANAGEMENT OF THE PORTFOLIOS

The Investment Adviser

DSL, a Delaware limited liability company, serves as the investment adviser to each of the Portfolios. DSL has overall responsibility for the management of the Portfolios. DSL provides or oversees all investment advisory and portfolio management services for the Portfolios and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. DSL is registered with the SEC as an investment adviser and with Financial Industry Regulatory Authority (“FINRA”) as a broker-dealer.

The Adviser is an indirect, wholly-owned subsidiary of ING U.S., Inc. (“ING U.S.”). ING U.S. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries. As of the date of this Prospectus, ING U.S. is a wholly-owned subsidiary of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin, with operations in more than 40 countries.

In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including ING U.S., before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep must divest at least 25% of ING U.S. by the end of 2013, more than 50% by the end of 2014, and the remaining interest by the end of 2016 (such divestment, the “Separation Plan”).

On November 9, 2012, ING U.S. filed a Registration Statement on Form S-1 (the “Form S-1”) with the U.S. Securities and Exchange Commission (“SEC”) to register an initial public offering of ING U.S. common stock (the “IPO”). Following an IPO, ING Groep would likely continue to own a majority of the common stock of ING U.S. Subsequent to an IPO, ING Groep would likely sell its controlling ownership interest in ING U.S. over time. While the base case for the Separation Plan is the IPO, all options remain open and it is possible that ING Groep’s divestment of ING U.S. may take place by means of a sale to a single buyer or group of buyers. Notwithstanding the filing of the Form S-1, there can be no assurance that the IPO will occur.

It is anticipated that one or more of the transactions contemplated by the Separation Plan would result in the automatic termination of the existing advisory and sub-advisory agreements under which the Adviser and sub-adviser(s) provide services to each Portfolio. In order to ensure that the existing investment advisory and sub-advisory services can continue uninterrupted, the Board approved new advisory and sub-advisory agreements for the Portfolios, as applicable, in connection with the IPO. In addition, shareholders of ING Index Solution 2020 Portfolio, ING Index Solution 2030 Portfolio, ING Index Solution 2040 Portfolio, and ING Index Solution 2050 Portfolio, approved the new investment advisory and sub-advisory agreements prompted by the IPO, as well as any future advisory and sub-advisory agreements prompted by the Separation Plan that are approved by the Board and whose terms are not be materially different from the current agreements. This means that shareholders may not have another opportunity to vote on a new agreement with the Adviser or an affiliated sub-adviser even if they undergo a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of ING U.S.

On March 18, 2013, shareholders of ING Index Solution Income Portfolio, ING Index Solution 2015 Portfolio, ING Index Solution 2025 Portfolio, ING Index Solution 2035 Portfolio; ING Index Solution 2045 Portfolio and ING Index Solution 2055 Portfolio were sent a proxy statement asking them to approve new investment advisory and sub-advisory agreements prompted by the IPO, as well as any future advisory and sub-advisory agreements prompted by the Separation Plan that are approved by the Board and whose terms are not be materially different from the current agreements. If this proposal is approved, shareholders may not have another opportunity to vote on a new agreement with the Adviser or an affiliated sub-adviser even if they undergo a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of ING U.S.

The Separation Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of ING U.S. and its subsidiaries, including the Adviser and affiliated entities that provide services to the Portfolios, and may cause, among other things, interruption of business operations or services, diversion of management’s attention from day-to-day operations, reduced access to capital, and loss of key employees or customers. The completion of the Separation Plan is expected to result in the Adviser’s loss of access to the resources of ING Groep, which could adversely

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MANAGEMENT OF THE PORTFOLIOS  (continued) affect its business. It is anticipated that ING U.S., as a stand-alone entity, may be a publicly held U.S. company subject to the reporting requirements of the Securities Exchange Act of 1934 as well as other U.S. government and state regulations, and subject to the risk of changing regulation.

During the time that ING Groep retains a majority interest in ING U.S., circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep by European and other authorities, may also affect ING U.S. A failure to complete the Separation Plan could create uncertainty about the nature of the relationship between ING U.S. and ING Groep, and could adversely affect ING U.S. and the Adviser and its affiliates. Currently, the Adviser and its affiliates do not anticipate that the Separation Plan will have a material adverse impact on their operations or the Portfolios and their operations.

DSL’s principal office is located at 1475 Dunwoody Drive, West Chester, PA 19380. As of December 31, 2012, DSL managed approximately $42.1 billion in registered investment company assets.

Management Fees

DSL receives an annual fee for its advisory services to the Portfolios based on the average daily net assets of each of the Portfolios.

The following table shows the aggregate annual management fee paid by each Portfolio for the most recent fiscal year as a percentage of that Portfolio’s average daily net assets.

Management Fees
ING Index Solution Income Portfolio[1]	0.10%
ING Index Solution 2015 Portfolio[1]	0.10%
ING Index Solution 2020 Portfolio[2]	0.10%
ING Index Solution 2025 Portfolio[1]	0.10%
ING Index Solution 2030 Portfolio[2]	0.10%
ING Index Solution 2035 Portfolio[1]	0.10%
ING Index Solution 2040 Portfolio[2]	0.10%
ING Index Solution 2045 Portfolio[1]	0.10%
ING Index Solution 2050 Portfolio[2]	0.10%
ING Index Solution 2055 Portfolio[1]	0.10%

1	On March 18, 2013, shareholders of the Portfolio were sent a proxy statement, which asked shareholders to approve a revision to each Portfolio’s Management Fee structure from 0.10% of the Portfolio’s average daily net assets to a “bifurcated” fee structure (the “Amended Fee Structure”), which would modify the fees payable to the Adviser as follows: 0.10% of the Portfolio’s average daily net assets invested in Underlying Funds within the ING Funds complex; and 0.30% of the Portfolio’s average daily net assets in direct investments which include, but are not limited to, exchange-traded funds; securities issued by non-investment company issuers, such as operating companies; and derivative instruments. There is no guarantee that shareholders will approve the Amended Fee Structure, in which case the Portfolio will continue to operate under the current fee structure. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Portfolio’s Prospectus which will be available on the Portfolio’s website at ww.INGFunds.com/vp/literature.

2	Effective April 30, 2013, each Portfolio’s Management Fee was revised to a “bifurcated fee” structure as follows: 0.10% of the Portfolio’s average daily net assets invested in Underlying Funds within the ING Funds complex; and 0.30% of the Portfolio’s average daily net assets in direct investments which include, but are not limited to, exchange-traded funds; securities issued by non-investment company issuers, such as operating companies; and derivative instruments.

For information regarding the basis for the Board’s approval of the investment advisory relationships, please refer to the Portfolios’ annual shareholder report dated December 31, 2012. For information regarding the basis for the Board’s approval of the investment sub-advisory relationships, please refer to the Portfolios’ semi-annual shareholder report to be dated June 30, 2013.

The Adviser may act as a “manager-of-managers” for the Portfolios and may engage one or more sub-advisers to provide day to day management of the Portfolios. The Adviser may delegate to a sub-adviser the responsibility for investment management, subject to the Adviser’s oversight. The Adviser would be responsible for monitoring the investment program and performance of any sub-adviser of the Portfolios.

From time to time, the Adviser may also recommend the appointment of additional sub-advisers or replacement of non-affiliated sub-advisers to the Portfolios’ Board. It is not expected that DSL would normally recommend replacement of an affiliated sub-adviser as part of its oversight responsibilities. The Portfolios and the Adviser have received exemptive relief from the SEC to permit the Adviser, with the approval of Portfolios’ Board, to appoint an additional non-affiliated sub-adviser or

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MANAGEMENT OF THE PORTFOLIOS  (continued) to replace an existing sub-adviser with a non-affiliated sub-adviser, as well as change the terms of a contract with a non-affiliated sub-adviser, without submitting the contract to a vote of Portfolios’ shareholders. The Portfolios will notify shareholders of any change in the identity of a sub-adviser of the Portfolios, the addition of a sub-adviser to the Portfolios, or any change in the terms of a contract with a non-affiliated sub-adviser. In this event, the names of the Portfolios and their investment strategies may also change.

ING Investment Management Co. LLC

ING Investment Management Co. LLC (“ING IM,” “Sub-Adviser,” or “Consultant”), a Delaware limited liability company, was founded in 1972 and is registered with the SEC as an investment adviser. ING IM is an indirect, wholly-owned subsidiary of ING U.S. and is an affiliate of ING Investments. ING IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. As noted earlier in the section of the Prospectus entitled “Key Portfolio Information,” ING IM serves as the Sub-Adviser for those Portfolios identified as the “Sub-Advised Portfolios” and as a Consultant for those Portfolios identified as the “Consultant Portfolios.” The principal office of ING IM is located at 230 Park Avenue, New York, New York 10169. As of December 31, 2012, ING IM managed approximately $66.3 billion in assets.

As the Consultant, ING IM provides strategic and tactical asset allocation services to the Consultant Portfolios. The Adviser has set up an Investment Committee that reviews the allocations of each Consultant Portfolio’s assets. The Investment Committee considers the annual recommendations of the Consultant, reviews their basis for arriving at these recommendations and determines the asset allocations for each Consultant Portfolio. The Investment Committee is responsible for the day-to-day management of each Consultant Portfolio. No member of the Investment Committee is solely responsible for making recommendations for portfolio purchases and sales or asset allocation recommendations. On March 18, 2013, shareholders of the Consultant Portfolios were sent a proxy statement, which asked shareholders to approve the appointment of ING IM as the Sub-Adviser. If shareholders approve this proposal, ING IM will become the Sub-Adviser to the Consultant Portfolios; however, the individuals listed as members of the Investment Committee will continue to be responsible for the day-to-day management of the Consultant Portfolios. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Consultant Portfolios’ website at www.INGFunds.com/vp/literature.

The following individuals are jointly responsible for the day-to-day management of all the Portfolios either as Portfolio Managers or Investment Committee Members:

Heather Hackett, CFA, Vice President, and Portfolio Manager/Committee Member, has been with ING IM since 2005 and is primarily responsible for outcome-oriented asset allocation products and customized portfolios for clients. She joined ING IM in 2005 as a portfolio specialist supporting the international equity and asset allocation teams. Prior to joining ING IM, Ms. Hackett was an analyst in the consulting group of Smith Barney.

Halvard Kvaale, CIMA, and Portfolio Manager/Committee Member, as well as Head of ING IM’s Manager Research and Selection within the Multi-Asset Strategies and Solutions Group, has been with ING since August 2012. Prior to joining ING, Mr. Kvaale was with Morgan Stanley Smith Barney Consulting Group from 2006 to 2012, most recently as managing director and head of their portfolio advisory services group. Prior to that, he served as the head of global manager research and fee-based advisory solutions at Deutsche Bank, and at Prudential Investments he managed the third party Consulting Programs as well as running the Investment Management Analysis Unit and the Senior Consulting Group.

Paul Zemsky, CFA, Portfolio Manager/Committee Member, and Chief Investment Officer of ING IM’s Multi-Asset Strategies. He joined ING IM in 2005 as head of derivative strategies.

Additional Information Regarding the Portfolio Managers/Committee Members

The SAI provides additional information about each portfolio manager’s/committee member’s compensation, other accounts managed by each portfolio manager/committee member, and each portfolio manager’s/committee member’s ownership of securities in the Portfolios.

Consulting Fee

The Adviser, not the Consultant Portfolios, pays the Consultant a consulting fee of 0.03%, based on the aggregated assets of the Consultant Portfolios’ average daily net assets.

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MANAGEMENT OF THE PORTFOLIOS  (continued)

The Administrator

ING Funds Services, LLC (“Administrator”) serves as administrator to each Portfolio and receives an annual administrative services fee equal to 0.10% of each Portfolio’s average daily net assets.

The administrative services provided to each Portfolio includes acting as a liaison among the various service providers to the Portfolio, including the custodian, portfolio accounting agent, the Sub-Adviser/Consultant, and the insurance companies to which a Portfolio offers its shares. The Administrator also reviews the Portfolios for compliance with applicable legal requirements and monitors the Sub-Adviser/Consultant for compliance with requirements under applicable law and with the investment policies and restrictions of the Portfolios.

The Distributor

ING Investments Distributor, LLC (“Distributor”) is the principal underwriter and distributor of each Portfolio. It is a Delaware limited liability company with its principal offices at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258.

The Distributor is a member of the Financial Industry Regulatory Authority (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org or the Public Disclosure Hotline at 800-289-9999.

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HOW SHARES ARE PRICED

The net asset value (“NAV”) per share for each class of the Portfolios is determined each business day as of the close of regular trading (“Market Close”) on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The Portfolios are open for business every day the NYSE is open. The NYSE is closed on all weekends and on all national holidays and Good Friday. Portfolio shares will not be priced on those days. The NAV per share of each class of the Portfolios is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding.

The NAV of the Portfolios is based upon the NAVs of the Underlying Funds. In general, assets of the Underlying Funds are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services. Shares of investment companies held by the Underlying Funds will generally be valued at the latest NAV reported by that investment company. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when the Portfolios’ or an Underlying Fund’s NAV is not calculated. As a result, the NAV of the Portfolios or an Underlying Fund may change on days when shareholders will not be able to purchase or redeem the Portfolios’ shares. When market quotations are not available or are deemed unreliable, a sub-adviser to an Underlying Fund will use a fair value for an asset that is determined in accordance with procedures adopted by an Underlying Fund’s board. The types of assets for which such fair value pricing might be required include, but are not limited to:

  Foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades likely would have changed by the time of the close of the NYSE, or the closing value is otherwise deemed unreliable;
  Securities of an issuer that has entered into a restructuring;
  Securities whose trading has been halted or suspended;
  Fixed-income securities that have gone into default and for which there are no current market value quotations; and
  Securities that are restricted as to transfer or resale.

Each Underlying Fund’s adviser or sub-adviser may rely on the recommendations of a fair value pricing service approved by an Underlying Fund’s board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. Each Underlying Fund’s adviser or sub-adviser will make such determinations in good faith in accordance with procedures adopted by the Underlying Fund’s board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that an Underlying Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which an Underlying Fund determines its NAV per share. Please refer to the prospectus for each Underlying Fund for an explanation of the circumstances under which an Underlying Fund will use fair value pricing and the effect of fair value pricing.

When your Variable Contract or Qualified Plan is buying shares of a Portfolio, it will pay the NAV that is next calculated after the order from the Variable Contract Holder or Qualified Plan Participant is received in proper form. When the Variable Contract Holder or Qualified Plan Participant is selling shares, it will normally receive the NAV that is next calculated after the order form is received from the Variable Contract Holder or Qualified Plan participant in proper form. Investments will be processed at the NAV next calculated after an order is received and accepted by a Portfolio or its designated agent. In order to receive that day’s price, your order must be received by Market Close.

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HOW TO BUY AND SELL SHARES

Each Portfolio’s shares may be offered to insurance company separate accounts serving as investment options under Variable Contracts, Qualified Plans outside the separate account context, custodial accounts, certain investment advisers and their affiliates in connection with the creation or management of the Portfolios, other investment companies and other investors as permitted by the diversification and other requirements of section 817(h) of the Internal Revenue Code of 1986, as amended (the “Code”) and the underlying U.S. Treasury Regulations. Certain Portfolios may not be available as investment options in your Variable Contract, through your Qualified Plan or other investment company. Please refer to the prospectus for the appropriate insurance company separate account, investment company or your plan documents for information on how to direct investments in, or redemptions from, an investment option corresponding to one of the Portfolios and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolios’ behalf.

The Portfolios currently do not foresee any disadvantages to investors if a Portfolio serves as an investment option for Variable Contracts and it offers its shares directly to Qualified Plans and other permitted investors. However, it is possible that the interest of owners of Variable Contracts, Qualified Plans and other permitted investors, for which a Portfolio serves as an investment option, might at some time be in conflict because of differences in tax treatment or other considerations. The Board directed the Adviser to monitor events to identify any material conflicts between Variable Contract owners, Qualified Plans and other permitted investors and would have to determine what action, if any, should be taken in the event of such conflict. If such a conflict occurred, an insurance company participating in the Portfolio might be required to redeem the investment of one or more of its separate accounts from the Portfolio or a Qualified Plan, investment company or other permitted investor might be required to redeem its investment, which might force the Portfolio to sell securities at disadvantageous prices. The Portfolios may discontinue sales to a Qualified Plan and require plan participants with existing investments in the Portfolio to redeem those investments if the Qualified Plan loses (or in the opinion of the Adviser, is at risk of losing) its Qualified Plan status.

The Portfolios reserve the right to suspend the offering of shares or to reject any specific purchase order. The Portfolios may suspend redemptions or postpone payments when the NYSE is closed or when trading is restricted for any reason or under emergency circumstances as determined by the SEC.

Distribution Plan and Shareholder Service Plan

Each Portfolio has a Plan of Distribution pursuant to Rule 12b-1 (“Distribution Plan”) in accordance with Rule 12b-1 under the 1940 Act for the Class S2 shares. Under the Distribution Plan, each Portfolio makes payment at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to its Class S2 shares. The Distributor has agreed to waive 0.10% of the distribution fees through May 1, 2014. These payments are made to the Distributor on an ongoing basis as compensation for services the Distributor provides and expenses it bears in connection with the marketing and other fees to support the sale and distribution of the Class S2 shares of the Portfolios. Because these fees are paid out of a Portfolio’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

In addition, each Portfolio has a Shareholder Service Plan (“Service Plan”) for its Class S2 shares. The Service Plan allows the Company to enter into shareholder servicing agreements with insurance companies, broker dealers (including the Adviser) and other financial intermediaries that provide shareholder and administrative services relating to Class S2 shares of the Portfolios and their shareholders. Under the Service Plan, each Portfolio makes payments at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to each of its Class S2 shares. These payments are made to the Distributor in connection with personal services rendered to Portfolio shareholders and the maintenance of shareholders’ accounts.

Portfolio	Class S2
ING Index Solution Income	0.50%
ING Index Solution 2015	0.50%
ING Index Solution 2020	0.50%
ING Index Solution 2025	0.50%
ING Index Solution 2030	0.50%
ING Index Solution 2035	0.50%
ING Index Solution 2040	0.50%
ING Index Solution 2045	0.50%

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HOW TO BUY AND SELL SHARES  (continued)
Portfolio	Class S2
ING Index Solution 2050	0.50%
ING Index Solution 2055	0.50%

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FREQUENT TRADING - MARKET TIMING

The Portfolios are intended for long-term investment and not as short-term trading vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not purchase shares of a Portfolio. Shares of the Portfolios are primarily sold through omnibus account arrangements with financial intermediaries, as investment options for Variable Contracts issued by insurance companies, and as investment options for Qualified Plans. Each Portfolio reserves the right, in its sole discretion and without prior notice, to reject, restrict, or refuse purchase orders whether directly or by exchange, including purchase orders that have been accepted by a financial intermediary or that a Portfolio determines not to be in the best interest of the Portfolio.

The Portfolios rely on the financial intermediaries to monitor frequent, short-term trading within a Portfolio by their customers. You should review the materials provided to you by your financial intermediary, including, in the case of a Variable Contract, the prospectus that describes the contract, or in the case of a Qualified Plan, the plan documentation, for its policies regarding frequent, short-term trading. The Portfolios seek assurances from the financial intermediaries that they have procedures adequate to monitor and address frequent, short-term trading. There is, however, no guarantee that the procedures of the financial intermediaries will be able to curtail frequent, short-term trading activity.

The Portfolios believe that market timing or frequent, short-term trading in any account, including a Variable Contract or Qualified Plan account, is not in the best interest of the Portfolios or their shareholders. Due to the disruptive nature of this activity, it can adversely impact the ability of the Adviser or the Sub-Adviser (if applicable) to invest assets in an orderly, long-term manner. Frequent trading can disrupt the management of the Portfolios and raise their expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; lost opportunity costs; and large asset swings that decrease a Portfolio’s ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on a Portfolio’s performance.

Because some Underlying Funds invest in foreign securities they may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time an Underlying Fund computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Underlying Fund’s current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Underlying Funds based on such pricing discrepancies. This is often referred to as “price arbitrage.” Such price arbitrage opportunities may also occur in Underlying Funds which do not invest in foreign securities. For example, if trading in a security held by an Underlying Fund is halted and does not resume prior to the time the Underlying Fund calculates its NAV, such “stale pricing” presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, Underlying Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Underlying Funds have adopted fair valuation policies and procedures intended to reduce the Underlying Funds’ exposure to price arbitrage, stale pricing and other potential pricing discrepancies; however, to the extent that an Underlying Fund does not immediately reflect these changes in market conditions, short-term trading may dilute the value of the Underlying Funds’ shares, which negatively affects long-term shareholders.

Although the policies and procedures known to the Portfolios that are followed by the financial intermediaries that use the Portfolios and the monitoring by the Portfolios are designed to discourage frequent, short-term trading, none of these measures can eliminate the possibility that frequent, short-term trading activity in the Portfolios will occur. Moreover, decisions about allowing trades in the Portfolios may be required. These decisions are inherently subjective, and will be made in a manner that is in the best interest of a Portfolio’s shareholders.

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PAYMENTS TO FINANCIAL INTERMEDIARIES

ING mutual funds may be offered as investment options in Variable Contracts issued by affiliated and non-affiliated insurance companies and in Qualified Plans. Fees derived from a Portfolio’s Distribution and/or Service Plans (if applicable) may be paid to insurance companies, broker-dealers and companies that service Qualified Plans for selling the Portfolio’s shares and/or for servicing shareholder accounts. In addition, a Portfolio’s Adviser, Distributor, Administrator or their affiliated entities, out of their own resources and without additional cost to the Portfolio or its shareholders, may pay additional compensation to these insurance companies, broker-dealers, or companies that service Qualified Plans. The Adviser, Distributor, Administrator, or affiliated entities of a Portfolio may also share their profits with affiliated insurance companies or other ING entities through inter-company payments.

For non-affiliated insurance companies and Qualified Plans, payments from a Portfolio’s Distribution and/or Service Plans (if applicable) as well as payments (if applicable) from the Portfolio’s Adviser and/or Distributor generally are based upon an annual percentage of the average net assets held in the Portfolio by those companies. A Portfolio’s Adviser and Distributor may make payments for administrative, record keeping, or other services that insurance companies or Qualified Plans provide to facilitate investment in the Portfolio. These payments as well as payments from a Portfolio’s Distribution and/or Service Plans (if applicable) may also provide incentive for insurance companies or Qualified Plans to make the Portfolio available through Variable Contracts or Qualified Plans, and thus they may promote the distribution of the shares of the Portfolio.

As of the date of this Prospectus, the Distributor has entered into agreements with the following non-affiliated insurance companies: Zürich Kemper Life Insurance Company; Symetra Life Insurance Company; and First Fortis Life Insurance Company. Fees payable under these agreements are at annual rates that range from 0.15% to 0.25%. This is computed as a percentage of the average aggregate amount invested in a Portfolio by Variable Contract holders through the relevant insurance company’s Variable Contracts.

The insurance companies issuing Variable Contracts or Qualified Plans that use a Portfolio as investment options may also pay fees to third parties in connection with distribution of the Variable Contracts and for services provided to Variable Contract owners. Entities that service Qualified Plans may also pay fees to third parties to help service the Qualified Plans or the accounts of their participants. A Portfolio, the Adviser, and the Distributor are not parties to these arrangements. Variable Contract owners should consult the prospectus and statement of additional information for their Variable Contracts for a discussion of these payments and should consult with their agent or broker. Qualified Plan participants should consult with their pension servicing agent.

Ultimately, the agent or broker selling the Variable Contract to you could have a financial interest in selling you a particular product to increase the compensation they receive. Please make sure you read fully each prospectus and discuss any questions you have with your agent or broker.

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DIVIDENDS, DISTRIBUTIONS, AND TAXES

Dividends and Distributions

Each Portfolio declares and pays dividends from net investment income at least annually. Each Portfolio will also pay distributions from net realized capital gains, reduced by available capital losses, at least annually. All dividends and capital gain distributions will be automatically reinvested in additional shares of the Portfolios at the NAV of such shares on the payment date unless a participating insurance company’s separate account is permitted to hold cash and elects to receive payment in cash. From time to time, a portion of a Portfolio’s distributions may constitute a return of capital.

To comply with federal tax regulations, the Portfolios may also pay an additional capital gains distribution.

Tax Matters

Holders of Variable Contracts should refer to the prospectus for their contracts for information regarding the tax consequences of owning such contracts and should consult their tax advisers before investing.

Each Portfolio intends to qualify as a regulated investment company (“RIC”) for federal income tax purposes by satisfying the requirements under Subchapter M of the Code, including requirements with respect to diversification of assets, distribution of income and sources of income. As a RIC, a Portfolio generally will not be subject to tax on its net investment company taxable income and net realized capital gains that it distributes to its shareholders.

Each Portfolio also intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for Variable Contracts so that owners of these contracts should not be subject to federal tax on distributions of dividends and income from a Portfolio to the insurance company’s separate accounts.

Since the sole shareholders of the Portfolios will be separate accounts or other permitted investors, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the policies, see the attached prospectus for the policy.

See the SAI for further information about tax matters.

THE TAX STATUS OF YOUR INVESTMENT IN A PORTFOLIO DEPENDS UPON THE FEATURES OF YOUR VARIABLE CONTRACT. FOR FURTHER INFORMATION, PLEASE REFER TO THE PROSPECTUS FOR THE VARIABLE CONTACT.

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INDEX DESCRIPTIONS

The Barclays Capital U.S. Aggregate Bond (“BCAB”) Index is a widely recognized, unmanaged index of publicly issued, investment-grade U.S. Government, mortgage-backed, asset-backed, and corporate debt securities.

The Barclays Capital High Yield Very Liquid Index includes publicly issued U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bonds that have a remaining maturity of at least one year, regardless of optionality, are rated high-yield (Ba1/BB+/BB+ or below) using the middle rating of Moody’s, S&P, and Fitch, respectively (before July 1, 2005, the lower of Moody’s and S&P was used), and have $600 million or more of outstanding face value.

EURO STOXX 50® Index is Europe’s leading Blue-Chip index for the Eurozone, provides a Blue-Chip representation of supersector leaders in the Eurozone. The index covers 50 stocks from 12 Eurozone countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal, and Spain.

The Financial Times Stock Exchange (“FTSE”) 100 Index® is a share index of the 100 most capitalized United Kingdom companies listed on the London Stock Exchange.

The FTSE Emerging index is a market-capitalization weighted index representing the performance of around 850 large and mid cap companies in 22 emerging markets. The index is derived from the FTSE Global Equity Index Series.

The Hang Seng Index (“HSI”) is a freefloat-adjusted market capitalization-weighted stock market index in Hong Kong. It is used to record and monitor daily changes of the largest companies of the Hong Kong stock market.

The MSCI Emerging Markets IndexSM is an unmanaged index that measures the performance of securities listed on exchanges in developing nations throughout the world.

The MSCI - Europe, Australasia, and Far East® (“MSCI EAFE® ”) Index is an unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia, and the Far East.

The Russell 2000® Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000® Index. The Russell 3000® Index is an unmanaged index that measures the performance of 3,000 U.S. companies based on total market capitalization.

The Russell Midcap® Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000® Index.

The Russell Midcap® Growth Index is an unmanaged index that measures the performance of those companies included in the Russell Midcap® Index with relatively higher price-to-book ratio and higher forecasted growth values.

Russell Top 200 Index® is an unmanaged index that measures the performance of the 200 largest companies in the Russell 1000® Index, which together represent approximately 69% of the total market capitalization of the Russell 1000® Index.

The Russell Top 200® Growth Index measures the performance of the especially large cap segment of the U.S. equity universe represented by stocks in the largest 200 by market cap that exhibit growth characteristics. It includes Russell Top 200 Index companies with higher price-to-book ratios and higher growth values.

The Russell Top 200® Value Index measures the performance of the especially large cap segment of the U.S. equity universe represented by stocks in the largest 200 by market cap that exhibit value characteristics. It includes Russell Top 200 companies with lower price-to-book ratios and lower forecasted growth values.

The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

The Standard and Poor’s (“S&P”) Target Date Retirement Income Index seeks to represent asset allocations which target an immediate retirement horizon.

The Standard and Poor’s (“S&P”) Target Date 2015 Index seeks to represent the market consensus for asset allocations which target an approximate 2015 retirement horizon.

The Standard and Poor’s (“S&P”) Target Date 2020 Index seeks to represent the market consensus for asset allocations which target an approximate 2020 retirement horizon.

The Standard and Poor’s (“S&P”) Target Date 2025 Index seeks to represent the market consensus for asset allocations which target an approximate 2025 retirement horizon.

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INDEX DESCRIPTIONS  (continued)

The Standard and Poor’s (“S&P”) Target Date 2030 Index seeks to represent the market consensus for asset allocations which target an approximate 2030 retirement horizon.

The Standard and Poor’s (“S&P”) Target Date 2035 Index seeks to represent the market consensus for asset allocations which target an approximate 2035 retirement horizon.

The Standard and Poor’s (“S&P”) Target Date 2040 Index seeks to represent the market consensus for asset allocations which target an approximate 2040 retirement horizon.

The Standard and Poor’s Target Date (“S&P”) Target Date 2045 Index seeks to represent the market consensus for asset allocations which target an approximate 2045 retirement horizon.

The Tokyo Stock Price (“TOPIX”) Index® is a capitalization-weighted index of all firms that are considered to be under the large firms or “first section” on the Tokyo Stock Exchange.

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FINANCIAL HIGHLIGHTS

The following financial highlights are intended to help you understand each Portfolio’s Class S2 shares’ financial performance for the past five years or, if shorter, the period of the share class’ operations. Certain information reflects financial results for a single share. The total returns represent the rate that an investor would have earned (or lost) on an investment in a share of the Portfolios (assuming reinvestment of all dividends and distributions). This information has been derived from the Portfolios’ financial statements that were audited by KPMG LLP, an independent registered public accounting firm. The report of KPMG LLP, along with the financial statements included in the annual shareholder report dated December 31, 2012, are incorporated herein by reference.

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FINANCIAL HIGHLIGHTS  (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments, if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(4)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING Index Solution Income Portfolio
Class S2
12-31-12	10.39	0.22•	0.64	0.86	0.29	0.38	—	0.67	—	10.58	8.38	0.71	0.52	0.52	2.06	4,328	45
12-31-11	10.75	0.15•	0.09	0.24	0.28	0.32	—	0.60	—	10.39	2.52	0.62	0.52	0.52	1.46	1,763	78
12-31-10	10.21	0.37•	0.39	0.76	0.12	0.10	—	0.22	—	10.75	7.54	0.62	0.52	0.52	3.53	455	45
05-28-09(5) - 12-31-09	9.30	0.11•	0.84	0.95	0.04	0.00*	—	0.04	—	10.21	10.26	0.62	0.52	0.52	1.87	3	51
ING Index Solution 2015 Portfolio
Class S2
12-31-12	9.86	0.20•	0.77	0.97	0.19	0.31	—	0.50	—	10.33	10.05	0.71	0.52	0.52	1.95	15,769	46
12-31-11	10.43	0.13•	(0.09)	0.04	0.22	0.39	—	0.61	—	9.86	0.69	0.62	0.52	0.52	1.25	6,865	90
12-31-10	9.76	0.25•	0.58	0.83	0.06	0.10	—	0.16	—	10.43	8.68	0.62	0.52	0.52	2.48	2,536	49
05-28-09(5) - 12-31-09	8.52	0.06•	1.22	1.28	0.04	0.00*	—	0.04	—	9.76	15.11	0.62	0.52	0.52	1.05	3	28
ING Index Solution 2020 Portfolio
Class S2
12-31-12	10.76	0.21	1.00	1.21	0.02	0.52	—	0.54	—	11.43	11.33	58.46	0.52	0.52	1.90	3	61
10-03-11(5) - 12-31-11	10.00	0.01	0.75	0.76	—	—	—	—	—	10.76	7.60	0.62	0.52	0.52	0.54	3	41
ING Index Solution 2025 Portfolio
Class S2
12-31-12	9.53	0.18•	1.03	1.21	0.14	0.26	—	0.40	—	10.34	12.88	0.71	0.52	0.52	1.77	32,743	39
12-31-11	10.40	0.09•	(0.31)	(0.22)	0.18	0.47	—	0.65	—	9.53	(1.70)	0.62	0.52	0.52	0.93	13,158	95
12-31-10	9.36	0.17•	0.92	1.09	0.03	0.02	—	0.05	—	10.40	11.63	0.62	0.52	0.52	1.76	4,796	48
05-28-09(5) - 12-31-09	7.90	0.02•	1.47	1.49	0.03	0.00*	—	0.03	—	9.36	18.96	0.62	0.52	0.52	0.34	4	15
ING Index Solution 2030 Portfolio
Class S2
12-31-12	11.00	0.23	1.32	1.55	0.01	0.67	—	0.68	—	11.87	14.20	43.07	0.52	0.52	1.97	4	51
10-03-11(5) - 12-31-11	10.00	0.00*	1.00	1.00	—	—	—	—	—	11.00	10.00	0.62	0.52	0.52	0.11	3	50
ING Index Solution 2035 Portfolio
Class S2
12-31-12	9.29	0.16•	1.22	1.38	0.12	0.32	—	0.44	—	10.23	15.04	0.71	0.52	0.52	1.63	28,712	34
12-31-11	10.29	0.07•	(0.47)	(0.40)	0.15	0.45	—	0.60	—	9.29	(3.44)	0.62	0.52	0.52	0.71	8,819	100
12-31-10	9.15	0.11•	1.06	1.17	0.01	0.02	—	0.03	—	10.29	12.76	0.62	0.52	0.52	1.11	3,503	45
05-28-09(5) - 12-31-09	7.60	0.00•*	1.59	1.59	0.04	0.00*	—	0.04	—	9.15	20.94	0.62	0.52	0.52	(0.01)	4	14
See Accompanying Notes to Financial Highlights

91

FINANCIAL HIGHLIGHTS  (continued) Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments, if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(4)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING Index Solution 2040 Portfolio
Class S2
12-31-12	11.18	0.15	1.53	1.68	0.00*	0.79	—	0.79	—	12.07	15.13	54.52	0.52	0.52	1.24	4	44
10-03-11(5) - 12-31-11	10.00	(0.01)	1.19	1.18	—	—	—	—	—	11.18	11.80	0.62	0.52	0.52	(0.21)	3	56
ING Index Solution 2045 Portfolio
Class S2
12-31-12	9.19	0.13•	1.29	1.42	0.10	0.26	—	0.36	—	10.25	15.65	0.71	0.52	0.52	1.33	13,683	28
12-31-11	10.14	0.08•	(0.55)	(0.47)	0.11	0.37	—	0.48	—	9.19	(4.32)	0.62	0.52	0.52	0.87	5,408	102
12-31-10	8.93	0.07•	1.16	1.23	—	0.02	—	0.02	—	10.14	13.83	0.62	0.52	0.52	0.71	1,684	45
05-28-09(5) - 12-31-09	7.29	(0.02)•	1.69	1.67	0.03	0.00*	—	0.03	—	8.93	22.97	0.62	0.52	0.52	(0.35)	4	22
ING Index Solution 2050 Portfolio
Class S2
12-31-12	11.19	0.15	1.55	1.70	0.00*	0.92	—	0.92	—	11.97	15.33	42.58	0.52	0.52	1.28	4	43
10-03-11(5) - 12-31-11	10.00	(0.01)	1.20	1.19	—	—	—	—	—	11.19	11.90	0.62	0.52	0.52	(0.24)	3	55
ING Index Solution 2055 Portfolio
Class S2
12-31-12	10.58	0.17•	1.48	1.65	0.05	0.11	—	0.16	—	12.07	15.69	0.74	0.52	0.52	1.44	3,663	28
12-31-11	11.20	0.05•	(0.54)	(0.49)	0.01	0.12	—	0.13	—	10.58	(4.32)	0.62	0.52	0.52	0.43	733	135
03-08-10(5) - 12-31-10	10.00	0.05•	1.15	1.20	—	—	—	—	—	11.20	12.00	0.62	0.52	0.52	0.54	91	80

See Accompanying Notes to Financial Highlights
92

ACCOMPANYING NOTES TO FINANCIAL HIGHLIGHTS

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.

(3)	Expense ratios do not include expenses of underlying funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

(4)	Expense ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by an Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursements by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(5)	Commencement of operations.

•	Calculated using average number of shares outstanding throughout the period.

*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

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TO OBTAIN MORE INFORMATION
You’ll find more information about the Portfolios in our:

ANNUAL/SEMI-ANNUAL SHAREHOLDER REPORTS
In the Portfolios’ annual/semi-annual shareholder reports, you will find a discussion of the recent market conditions and principal investment strategies that significantly affected the Portfolios’ performance during the last fiscal year, the financial statements and the independent registered public accounting firm’s reports (in the annual shareholder report only).

STATEMENT OF ADDITIONAL INFORMATION
The SAI contains more detailed information about the Portfolios. The SAI is legally part of this Prospectus (it is incorporated by reference). A copy has been filed with the SEC.

Please write, call or visit our website for a free copy of the current annual/semi-annual shareholder reports, the SAI, or other Portfolio information.

To make shareholder inquiries contact: The ING Funds 7337 East Doubletree Ranch Road, Suite 100
Scottsdale, AZ 85258-2034 1-800-262-3862 or visit our website at www.INGInvestment.com

This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC’s Public Reference Room in Washington, D.C. or call 202-551-8090 for information on the operation of the Public Reference Room. Otherwise, you may obtain the information for a fee, by contacting the SEC at:

U.S. Securities and Exchange Commission Public Reference Section
100 F Street, N.E.
Washington, D.C. 20549

or at the e-mail address: publicinfo@sec.gov

Or obtain the information at no cost by visiting the SEC’s Internet website at www.sec.gov.

When contacting the SEC, you will want to refer to the Portfolios’ SEC file number. The file number is as follows:

ING Partners, Inc.	811-8319
ING Index Solution Income Portfolio
ING Index Solution 2015 Portfolio
ING Index Solution 2020 Portfolio
ING Index Solution 2025 Portfolio
ING Index Solution 2030 Portfolio
ING Index Solution 2035 Portfolio
ING Index Solution 2040 Portfolio
ING Index Solution 2045 Portfolio
ING Index Solution 2050 Portfolio
ING Index Solution 2055 Portfolio

PRO-IPIISS2 (0413-043013)

Prospectus	April 30, 2013

  ING Index Solution Income Portfolio T/ISKTX

  ING Index Solution 2015 Portfolio T/ISATX

  ING Index Solution 2020 Portfolio T/IDXEX

  ING Index Solution 2025 Portfolio T/ISDTX

  ING Index Solution 2030 Portfolio T/IDXJX

  ING Index Solution 2035 Portfolio T/ISETX

  ING Index Solution 2040 Portfolio T/IDXOX

  ING Index Solution 2045 Portfolio T/ISJTX

  ING Index Solution 2050 Portfolio T/IDXTX

  ING Index Solution 2055 Portfolio T/ITISX

Each Portfolio’s shares may be offered to insurance company separate accounts serving as investment options under variable annuity contracts and variable life insurance policies (“Variable Contracts”), qualified pension and retirement plans (“Qualified Plans”), custodial accounts, and certain investment advisers and their affiliates in connection with the creation or management of the Portfolios, other investment companies, and other permitted investors.
NOT ALL PORTFOLIOS MAY BE AVAILABLE IN ALL JURISDICTIONS, UNDER ALL VARIABLE CONTRACTS OR UNDER ALL QUALIFIED PLANS.
The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities nor has the SEC judged whether the information in this Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

INVESTMENTS

ING Index Solution Income Portfolio

INVESTMENT OBJECTIVE

The Portfolio seeks to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

FEES AND EXPENSES OF THE PORTFOLIO

The tables describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The tables do not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

On March 18, 2013, shareholders of the Portfolio were sent a proxy statement, which asked shareholders to approve a new fee structure (the “Amended Fee Structure”), which would modify the fees payable to the Adviser. Under the proposed Amended Fee Structure, the current Management Fee rate would continue to be charged with respect to assets invested in underlying funds in the ING Fund Complex (“Underlying Funds”), but a higher Management Fee rate would be charged on assets invested in other types of securities.

If the Amended Fee Structure is approved by shareholders, the fees you would pay if you buy and hold shares of the Portfolio will change. The current fee structure is reflected in Fee Table A below. The Amended Fee Structure is reflected below in Fee Table B. Similarly, if the Amended Fee Structure is approved, the expenses you pay as a shareholder of the Portfolio may change. An example intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds is also included below. Expense Example Table A shows an example based on the current fee structure. Expense Example Table B shows an example based on the Amended Fee Structure.

There is no guarantee that shareholders will approve the Amended Fee Structure, in which case the Portfolio will continue to operate under the current fee structure. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Portfolio’s website at www.INGFunds.com/vp/literature.

Fee Table A - Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class	T
Management Fee	0.10%
Distribution and/or Shareholder Services (12b-1) Fees	0.75%
Administrative Services Fee	0.10%
Other Expenses	0.04%
Acquired Fund Fees and Expenses	0.40%
Total Annual Portfolio Operating Expenses[2]	1.39%
Waivers and Reimbursements[3]	(0.17)%
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	1.22%

1	The expense ratio has been adjusted to reflect current fees.

2	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

3	The adviser is contractually obligated to limit expenses to 0.82% of Class T shares through May 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years. The distributor is contractually obligated to waive 0.05% of the distribution fee through May 1, 2014. There is no guarantee that the distribution fee waiver will continue after May 1, 2014. The distribution fee waiver will only renew if the distributor elects to renew it.

Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Example Table A

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
T	$124	423	744	1,654

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.

Fee Table B - Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class	T
Management Fee[2]	0.14%
Distribution and/or Shareholder Services (12b-1) Fees	0.75%
Administrative Services Fee	0.10%
Other Expenses	0.04%
Acquired Fund Fees and Expenses	0.40%
Total Annual Portfolio Operating Expenses[3]	1.43%
Waivers and Reimbursements[4]	(0.22)%

ING Index Solution Income Portfolio	1

Class	T
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	1.21%

1	The expense ratio has been adjusted to reflect current contractual rates.

2	Pending shareholder approval, the Portfolio’s Management Fee structure was changed to a “bifurcated fee” structure as follows: an annual rate of 0.10% of the Portfolio’s average daily net assets invested in Underlying Funds within the ING Funds complex, and 0.30% of the Portfolio’s average daily net assets invested in direct investments, which include, but are not limited to, exchange-traded funds, securities issued by non-investment company issuers, such as operating companies, and derivative instruments. The Management Fee reflected in the table is calculated based on an estimated investment of 20% of the Portfolio’s assets in direct investments.

3	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

4	The adviser is contractually obligated to limit expenses to 1.21% of Class T shares through at least May 1, 2018; the obligation does not extend to interest, taxes, brokerage commissions, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years. The distributor is contractually obligated to waive 0.05% of the distribution fee through May 1, 2014. There is no guarantee that the distribution fee waiver will continue after May 1, 2014. The distribution fee waiver will only renew if the distributor elects to renew it.

Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Example Table B

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
T	$123	384	665	1,606

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-, three-, and five-year periods and the first five years of the ten-year period.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Example, affect the Portfolio’s performance.

During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 45% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in a combination of Underlying Funds, which are passively managed index funds. The Portfolio will provide shareholders with at least 60 days’ prior written notice of any change in this investment policy. The Underlying Funds invest in U.S. stocks, international stocks, U.S. bonds, and other debt instruments and the Portfolio uses an asset allocation strategy designed for investors expecting to retire soon or are already retired. The Portfolio’s current approximate target investment allocations (expressed as a percentage of its net assets) among the Underlying Funds are as follows: 35% in equity securities; and 65% in debt instruments. As these are Target Allocations, the actual allocations of the Portfolio’s assets may deviate from the percentages shown.

The Target Allocations are measured with reference to the primary investment strategies of the Underlying Funds; actual exposure to debt instruments and equity securities will vary from the Target Allocations if an Underlying Fund is not substantially invested in accordance with its primary investment strategy. The Portfolio may periodically deviate from the Target Allocations based on an assessment of the current market conditions or other factors. Generally, the deviations fall within the range of +/- 10% relative to the current Target Allocations. The Portfolio may, in light of market conditions or other factors, deviate by a wider margin in order to protect the Portfolio, achieve its investment objective, or to take advantage of particular opportunities.

The Underlying Funds provide exposure to a wide range of traditional asset classes which include stocks, bonds and cash.

Equity securities in which the Underlying Funds invest include, but are not limited to, domestic and international large-, mid-, and small-capitalization stocks (may be growth oriented, value oriented or a blend); and emerging market securities.

Debt instruments in which the Underlying Funds invest include, but are not limited to, domestic and international intermediate-, long-, and short-term bonds; and high-yield bonds commonly referred to as “junk-bonds.”

The Portfolio may also invest in derivatives, including futures, and swaps (including interest rate swaps, total return swaps, and credit default swaps), to make tactical allocations, as a substitute for a taking a position in the underlying asset, minimize risk, and assist in managing cash.

The Portfolio may invest up to 20% of its total assets in exchange-traded funds.

The Portfolio may also allocate in the future to the following non-traditional asset classes (also known as alternative strategies) which include but are not limited to: domestic and international real estate stocks, including real estate investment trusts; natural resource/commodity securities; treasury inflation protected securities and floating rate loans. There can be no assurance that these allocations will occur.

2	ING Index Solution Income Portfolio

The Portfolio will be rebalanced periodically to return to the Target Allocation. The Target Allocation may be changed at any time by the Sub-Adviser.

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio. The value of your investment in the Portfolio changes with the values of the Underlying Funds and their investments. Any of the following risks, among others, could affect the Portfolio’s or an Underlying Fund’s performance or cause the Portfolio or an Underlying Fund to lose money or to underperform market averages of other funds.

Asset Allocation   Assets will be allocated among Underlying Funds and markets based on judgments by the Adviser. There is a risk that the Portfolio may allocate assets to an Underlying Fund or asset class that underperforms other funds or asset classes.

Call   During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, an Underlying Fund would experience a decline in income.

Commodities   The operations and financial performance of companies in natural resources industries may be directly affected by commodity prices. This risk is exacerbated for those natural resources companies that own the underlying commodity.

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Credit   Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Credit Default Swaps   The Portfolio or an Underlying Fund may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the Portfolio or an Underlying Fund pays a fee to protect against the risk that a security held by the Portfolio or the Underlying Fund will default. As a seller of the swap, the Portfolio or an Underlying Fund receives payment(s) in return for its obligation to pay the counterparty the full national value of the security in the event of a default of the security issuer. As a seller of a swap, the Portfolio or an Underlying Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio or an Underlying Fund would be subject to investment exposure on the notional value of the swap. Credit default swaps are largely unregulated and susceptible to liquidity, credit, and counterparty risks.

Currency   To the extent that an Underlying Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio or an Underlying Fund and reduce its returns. Derivatives may not perform as expected, so the Portfolio or an Underlying Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio or an Underlying Fund to the risk of improper valuation.

Floating Rate Loans   The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans and many floating rate loans are subject to restrictions on resale.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Underlying Funds experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Foreign investment risks may be greater in developing and emerging markets than in developed markets. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

High-Yield Securities   Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Index Strategy   The index selected may underperform the overall market and an Underlying Fund might fail to track its target index. The correlation between an Underlying Fund and index performance may be affected by the Underlying Fund’s expenses and the timing of purchases and redemptions of the Underlying Fund’s shares. An Underlying Fund’s actual holdings might not match the Index and the Underlying Fund’s effective exposure to index securities at any given time may not equal 100%.

Inflation-Indexed Bonds   If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount)

ING Index Solution Income Portfolio	3

will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Interest Rate   With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase an Underlying Fund’s exposure to risks associated with rising interest rates.

Liquidity   If a security is illiquid, an Underlying Fund might be unable to sell the security at a time when the manager might wish to sell, and the security could have the effect of decreasing the overall level of an Underlying Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount an Underlying Fund could realize upon disposition. An Underlying Fund may make investments that become less liquid in response to market developments or adverse investor perception. An Underlying Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to an Underlying Fund.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which the Underlying Funds invest. Rather, the market could favor securities to which the Underlying Funds are not exposed or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Underlying Funds costs and impair the ability of the Underlying Funds to achieve its investment objectives.

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio or an Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio and a proportionate share of the expenses of each Underlying Fund.

Real Estate Companies and Real Estate Investment Trusts (“REITs”)   Investing in real estate companies and REITs may subject an Underlying Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.

Sovereign Debt   These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio’s Class T shares’ performance from year to year, and the table compares the Portfolio’s Class T shares’ performance to the performance of a broad-based securities market index/indices for the same period. The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If

4	ING Index Solution Income Portfolio

these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio’s past performance is no guarantee of future results.

Calendar Year Total Returns
(as of December 31 of each year)

Best quarter: 3rd, 2009, 6.50% and Worst quarter: 3rd, 2011, (4.00)%

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs (or since inception)	10 Yrs	Inception Date
Class T	%	8.09	4.03	N/A	03/10/08
S&P Target Date Retirement Income Index[1]	%	7.78	4.25[2]	N/A	—

1	The index returns do not reflect deductions for fees, expenses, or taxes.

2	Reflects index performance since the date closest to the Class’ inception for which data is available.

PORTFOLIO MANAGEMENT

On March 18, 2013, shareholders of the Portfolio were sent a proxy statement, which asked shareholders to approve the appointment of ING Investment Management Co., LLC as the Sub-Adviser to the Portfolio. If shareholders approve this proposal, ING Investment Management Co., LLC will become the Sub-Adviser to the Portfolio; however, the individuals listed as members of the Investment Committee will continue to be responsible for the day-to-day management of the Portfolio. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Portfolio’s website at www.INGFunds.com/vp/literature.

Investment Adviser
Directed Services LLC

Investment Committee
Heather Hackett, CFA	Halvard Kvaale, CIMA
Committee Member (since 08/09)	Committee Member (since 08/12)
Paul Zemsky, CFA
Committee Member (since 03/08)

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

ING Index Solution Income Portfolio	5

ING Index Solution 2015 Portfolio

INVESTMENT OBJECTIVE

Until the day prior to its Target Date (defined below), the Portfolio seeks to provide total return consistent with an asset allocation targeted at retirement in approximately 2015. On the Target Date, the Portfolio’s investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

FEES AND EXPENSES OF THE PORTFOLIO

The tables describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The tables do not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

On March 18, 2013, shareholders of the Portfolio were sent a proxy statement, which asked shareholders to approve a new fee structure (the “Amended Fee Structure”), which would modify the fees payable to the Adviser. Under the proposed Amended Fee Structure, the current Management Fee rate would continue to be charged with respect to assets invested in underlying funds in the ING Fund Complex (“Underlying Funds”), but a higher Management Fee rate would be charged on assets invested in other types of securities.

If the Amended Fee Structure is approved by shareholders, the fees you would pay if you buy and hold shares of the Portfolio will change. The current fee structure is reflected in Fee Table A below. The Amended Fee Structure is reflected below in Fee Table B. Similarly, if the Amended Fee Structure is approved, the expenses you pay as a shareholder of the Portfolio may change. An example intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds is also included below. Expense Example Table A shows an example based on the current fee structure. Expense Example Table B shows an example based on the Amended Fee Structure.

There is no guarantee that shareholders will approve the Amended Fee Structure, in which case the Portfolio will continue to operate under the current fee structure. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Portfolio’s website at www.INGFunds.com/vp/literature.

Fee Table A - Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class	T
Management Fee	0.10%
Distribution and/or Shareholder Services (12b-1) Fees	0.75%
Administrative Services Fee	0.10%
Other Expenses	0.03%
Acquired Fund Fees and Expenses	0.40%
Total Annual Portfolio Operating Expenses[2]	1.38%
Waivers and Reimbursements[3]	(0.16)%
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	1.22%

1	The expense ratio has been adjusted to reflect current fees.

2	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

3	The adviser is contractually obligated to limit expenses to 0.82% of Class T shares through May 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years. The distributor is contractually obligated to waive 0.05% of the distribution fee through May 1, 2014. There is no guarantee that the distribution fee waiver will continue after May 1, 2014. The distribution fee waiver will only renew if the distributor elects to renew it.

Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Example Table A

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
T	$124	421	740	1,644

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.

Fee Table B - Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class	T
Management Fee[2]	0.14%
Distribution and/or Shareholder Services (12b-1) Fees	0.75%
Administrative Services Fee	0.10%
Other Expenses	0.03%
Acquired Fund Fees and Expenses	0.40%

6	ING Index Solution 2015 Portfolio

Class	T
Total Annual Portfolio Operating Expenses[3]	1.42%
Waivers and Reimbursements[4]	(0.20)%
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	1.22%

1	The expense ratio has been adjusted to reflect current contractual rates.

2	Pending shareholder approval, the Portfolio’s Management Fee structure was changed to a “bifurcated fee” structure as follows: an annual rate of 0.10% of the Portfolio’s average daily net assets invested in Underlying Funds within the ING Funds complex, and 0.30% of the Portfolio’s average daily net assets invested in direct investments, which include, but are not limited to, exchange-traded funds, securities issued by non-investment company issuers, such as operating companies, and derivative instruments. The Management Fee reflected in the table is calculated based on an estimated investment of 20% of the Portfolio’s assets in direct investments.

3	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

4	The adviser is contractually obligated to limit expenses to 1.22% of Class T shares through at least May 1, 2018; the obligation does not extend to interest, taxes, brokerage commissions, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years. The distributor is contractually obligated to waive 0.05% of the distribution fee through May 1, 2014. There is no guarantee that the distribution fee waiver will continue after May 1, 2014. The distribution fee waiver will only renew if the distributor elects to renew it.

Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Example Table B

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
T	$124	387	670	1,605

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-, three-, and five-year periods and the first five years of the ten-year period.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Example, affect the Portfolio’s performance.

During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 46% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in a combination of Underlying Funds, which are passively managed index funds. The Portfolio will provide shareholders with at least 60 days’ prior written notice of any change in this investment policy. The Underlying Funds invest in U.S. stocks, international stocks, U.S. bonds, and other debt instruments and the Portfolio uses an asset allocation strategy designed for investors expecting to retire around the year 2015. ThePortfolio’s current approximate target investment allocations (expressed as a percentage of its net assets) among the Underlying Funds are as follows: 42% in equity securities; and 58% in debt instruments. As these are Target Allocations, the actual allocations of the Portfolio assets may deviate from the percentages shown.

The Target Allocations are measured with reference to the primary investment strategies of the Underlying Funds; actual exposure to debt instruments and equity securities will vary from the Target Allocations if an Underlying Fund is not substantially invested in accordance with its primary investment strategy. The Portfolio may periodically deviate from the Target Allocations based on an assessment of the current market conditions or other factors. Generally, the deviations fall within the range of +/- 10% relative to the current Target Allocations. The Portfolio may, in light of market conditions or other factors, deviate by a wider margin in order to protect the Portfolio, achieve its investment objective, or to take advantage of particular opportunities.

The Underlying Funds provide exposure to a wide range of traditional asset classes which include stocks, bonds and cash.

Equity securities in which the Underlying Funds invest include, but are not limited to, domestic and international large-, mid-, and small-capitalization stocks (may be growth oriented, value oriented or a blend); and emerging market securities.

Debt instruments in which the Underlying Funds invest include, but are not limited to, domestic and international intermediate-, long-, and short-term bonds; and high-yield bonds commonly referred to as “junk-bonds.”

The Portfolio may also invest in derivatives, including futures, and swaps (including interest rate swaps, total return swaps, and credit default swaps), to make tactical allocations, as a substitute for a taking a position in the underlying asset, minimize risk, and assist in managing cash.

The Portfolio may invest up to 20% of its total assets in exchange-traded funds.

The Portfolio may also allocate in the future to the following non-traditional asset classes (also known as alternative strategies) which include but are not limited to: domestic and international real estate stocks, including real estate investment trusts; natural resource/commodity securities; treasury inflation protected securities and floating rate loans. There can be no assurance that these allocations will occur.

ING Index Solution 2015 Portfolio	7

The Portfolio is designed primarily for long-term investors in tax-advantaged accounts. The Portfolio is structured and managed around a specific target retirement or financial goal date 2015 (“Target Date”). The Target Date is the approximate year that an investor in the Portfolio would plan to make withdrawals from the Portfolio for retirement or other financial goals. The chart below shows the glide path and illustrates how the equity securities and debt instruments allocations will change over time. Generally, the Portfolio’s glide path will transition to the target asset allocations illustrated below on an annual basis and become more conservative as the Portfolio approaches the Target Date. As the Portfolio approaches its Target Date in 2015, the Portfolio’s Target Allocation is anticipated to be the same as that of ING Index Solution Income Portfolio, which is equal to approximately 35% equity securities and 65% debt instruments.

As the Portfolio’s Target Allocation migrates toward that of ING Index Solution Income Portfolio by the Target Date, it is anticipated that the Portfolio would be merged with and into the ING Index Solution Income Portfolio. The ING Index Solution Income Portfolio is for those investors who are retired, nearing retirement or in need of making withdrawals from their portfolio soon.

In summary, the Portfolio is designed for an investor who plans to withdraw the value of the investor’s investments in the Portfolio gradually on or after the Target Date. The mix of investments in the Portfolio’s Target Allocation will change over time and seek to reduce investment risk as the Portfolio approaches its Target Date.

The Portfolio will be rebalanced periodically to return to the Target Allocation. The Target Allocation may be changed at any time by the Sub-Adviser.

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio, even near, at, or after the Target Date. There is no guarantee that the Portfolio will provide adequate income at and through your retirement or for any of your financial goals. The value of your investment in the Portfolio changes with the values of the Underlying Funds and their investments. Any of the following risks, among others, could affect the Portfolio’s or an Underlying Fund’s performance or cause the Portfolio or an Underlying Fund to lose money or to underperform market averages of other funds.

Asset Allocation   Assets will be allocated among Underlying Funds and markets based on judgments by the Adviser. There is a risk that the Portfolio may allocate assets to an Underlying Fund or asset class that underperforms other funds or asset classes.

Call   During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, an Underlying Fund would experience a decline in income.

Commodities   The operations and financial performance of companies in natural resources industries may be directly affected by commodity prices. This risk is exacerbated for those natural resources companies that own the underlying commodity.

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Credit   Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Credit Default Swaps   The Portfolio or an Underlying Fund may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the Portfolio or an Underlying Fund pays a fee to protect against the risk that a security held by the Portfolio or the Underlying Fund will default. As a seller of the swap, the Portfolio or an Underlying Fund receives payment(s) in return for its obligation to pay the counterparty the full national value of the security in the event of a default of the security issuer. As a seller of a swap, the Portfolio or an Underlying Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio or an Underlying Fund would be subject to investment exposure on the notional value of the swap. Credit default swaps are largely unregulated and susceptible to liquidity, credit, and counterparty risks.

Currency   To the extent that an Underlying Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio or an Underlying Fund and reduce its returns. Derivatives may not perform as expected, so the Portfolio or an Underlying Fund may not realize the intended benefits. When used for hedging,

8	ING Index Solution 2015 Portfolio

the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio or an Underlying Fund to the risk of improper valuation.

Floating Rate Loans   The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans and many floating rate loans are subject to restrictions on resale.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Underlying Funds experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Foreign investment risks may be greater in developing and emerging markets than in developed markets. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

High-Yield Securities   Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Index Strategy   The index selected may underperform the overall market and an Underlying Fund might fail to track its target index. The correlation between an Underlying Fund and index performance may be affected by the Underlying Fund’s expenses and the timing of purchases and redemptions of the Underlying Fund’s shares. An Underlying Fund’s actual holdings might not match the Index and the Underlying Fund’s effective exposure to index securities at any given time may not equal 100%.

Inflation-Indexed Bonds   If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Interest Rate   With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase an Underlying Fund’s exposure to risks associated with rising interest rates.

Liquidity   If a security is illiquid, an Underlying Fund might be unable to sell the security at a time when the manager might wish to sell, and the security could have the effect of decreasing the overall level of an Underlying Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount an Underlying Fund could realize upon disposition. An Underlying Fund may make investments that become less liquid in response to market developments or adverse investor perception. An Underlying Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to an Underlying Fund.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which the Underlying Funds invest. Rather, the market could favor securities to which the Underlying Funds are not exposed or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Underlying Funds costs and impair the ability of the Underlying Funds to achieve its investment objectives.

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio or an Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment

ING Index Solution 2015 Portfolio	9

companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio and a proportionate share of the expenses of each Underlying Fund.

Real Estate Companies and Real Estate Investment Trusts (“REITs”)   Investing in real estate companies and REITs may subject an Underlying Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.

Sovereign Debt   These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio’s Class T shares’ performance from year to year, and the table compares the Portfolio’s Class T shares’ performance to the performance of a broad-based securities market index/indices for the same period. The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio’s past performance is no guarantee of future results.

Calendar Year Total Returns
(as of December 31 of each year)

Best quarter: 2nd, 2009, 10.36% and Worst quarter: 3rd, 2011, (7.26)%

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs (or since inception)	10 Yrs	Inception Date
Class T	%	9.74	3.22	N/A	03/10/08
S&P Target Date 2015 Index[1]	%	10.60	4.31[2]	N/A	—

1	The index returns do not reflect deductions for fees, expenses, or taxes.

2	Reflects index performance since the date closest to the Class’ inception for which data is available.

PORTFOLIO MANAGEMENT

On March 18, 2013, shareholders of the Portfolio were sent a proxy statement, which asked shareholders to approve the appointment of ING Investment Management Co., LLC as the Sub-Adviser to the Portfolio. If shareholders approve this proposal, ING Investment Management Co., LLC will become the Sub-Adviser to the Portfolio; however, the individuals listed as members of the Investment Committee will continue to be responsible for the day-to-day management of the Portfolio. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Portfolio’s website at www.INGFunds.com/vp/literature.

Investment Adviser
Directed Services LLC

Investment Committee
Heather Hackett, CFA	Halvard Kvaale, CIMA
Committee Member (since 08/09)	Committee Member (since 08/12)
Paul Zemsky, CFA
Committee Member (since 03/08)

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may

10	ING Index Solution 2015 Portfolio

apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

ING Index Solution 2015 Portfolio	11

ING Index Solution 2020 Portfolio

INVESTMENT OBJECTIVE

Until the day prior to its Target Date (defined below), the Portfolio seeks to provide total return consistent with an asset allocation targeted at retirement in approximately 2020. On the Target Date, the Portfolio’s investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

FEES AND EXPENSES OF THE PORTFOLIO

The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class	T
Management Fee[2]	0.14%
Distribution and/or Shareholder Services (12b-1) Fees	0.75%
Administrative Services Fee	0.10%
Other Expenses	57.78%
Acquired Fund Fees and Expenses	0.40%
Total Annual Portfolio Operating Expenses[3]	59.17%
Waivers and Reimbursements[4]	(57.96)%
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	1.21%

1	The expense ratio has been adjusted to reflect current contractual rates.

2	Effective April 30, 2013, the Portfolio’s Management Fee structure was changed to a “bifurcated fee” structure as follows: an annual rate of 0.10% of the Portfolio’s average daily net assets invested in Underlying Funds within the ING Funds complex, and 0.30% of the Portfolio’s average daily net assets invested in direct investments, which include, but are not limited to, exchange-traded funds, securities issued by non-investment company issuers, such as operating companies, and derivative instruments. The Management Fee reflected in the table is calculated based on an estimated investment of 20% of the Portfolio’s assets in direct investments.

3	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

4	The adviser is contractually obligated to limit expenses to 1.21% of Class T shares through at least May 1, 2018; the obligation does not extend to interest, taxes, brokerage commissions, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years. The distributor is contractually obligated to waive 0.05% of the distribution fee through May 1, 2014. There is no guarantee that the distribution fee waiver will continue after May 1, 2014. The distribution fee waiver will only renew if the distributor elects to renew it.

Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
T	$123	384	665	10,064

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-, three-, and five-year periods and the first five years of the ten-year period.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Example, affect the Portfolio’s performance.

During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 61% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in a combination of Underlying Funds which are passively managed index funds. The Portfolio will provide shareholders with at least 60 days’ prior written notice of any change in this investment policy. The Underlying Funds invest in U.S. stocks, international stocks, U.S. bonds, and other debt instruments and the Portfolio uses an asset allocation strategy designed for investors expecting to retire around the year 2020. The Portfolio’s current approximate target investment allocations (expressed as a percentage of its net assets) among the Underlying Funds are as follows: 55% in equity securities; and 45% in debt instruments. As these are Target Allocations, the actual allocations of the Portfolio’s assets may deviate from the percentages shown.

The Target Allocations are measured with reference to the primary investment strategies of the Underlying Funds; actual exposure to debt instruments and equity securities will vary from the Target Allocations if an Underlying Fund is not substantially invested in accordance with its primary investment strategy. The Portfolio may periodically deviate from the Target Allocations based on an assessment of the current market conditions or other factors.

12	ING Index Solution 2020 Portfolio

Generally, the deviations fall within the range of +/- 10% relative to the current Target Allocations. The sub-adviser (“Sub-Adviser”) may determine, in light of market conditions or other factors, to deviate by a wider margin in order to protect the Portfolio, achieve its investment objective, or to take advantage of particular opportunities.

The Underlying Funds provide exposure to a wide range of traditional asset classes which include stocks, bonds and cash.

Equity securities in which the Underlying Funds invest include, but are not limited to, domestic and international large-, mid-, and small-capitalization stocks (may be growth oriented, value oriented or a blend); and emerging market securities.

Debt instruments in which the Underlying Funds invest include, but are not limited to, domestic and international intermediate-, long-, and short-term bonds; and high-yield bonds commonly referred to as “junk-bonds.”

The Portfolio may also invest in derivatives, including futures, and swaps (including interest rate swaps, total return swaps, and credit default swaps), to make tactical allocations, as a substitute for a taking a position in the underlying asset, minimize risk, and assist in managing cash.

The Portfolio may invest up to 20% of its total assets in exchange-traded funds.

The Portfolio may also allocate in the future to the following non-traditional asset classes (also known as alternative strategies) which include but are not limited to: domestic and international real estate stocks, including real estate investment trusts; natural resource/commodity securities; treasury inflation protected securities and floating rate loans. There can be no assurance that these allocations will occur.

The Portfolio is designed primarily for long-term investors in tax-advantaged accounts. The Portfolio is structured and managed around a specific target retirement or financial goal date 2020 (“Target Date”). The Target Date is the approximate year that an investor in the Portfolio would plan to make withdrawals from the Portfolio for retirement or other financial goals. The chart below shows the glide path and illustrates how the equity securities and debt instruments allocations will change over time. Generally, the Portfolio’s glide path will transition to the target asset allocations illustrated below on an annual basis and become more conservative as the Portfolio approaches the Target Date. As the Portfolio approaches its Target Date in 2020, the Portfolio’s Target Allocation is anticipated to be the same as that of ING Index Solution Income Portfolio, which is equal to approximately 35% equity securities and 65% debt instruments.

As the Portfolio’s Target Allocation migrates toward that of ING Index Solution Income Portfolio by the Target Date, it is anticipated that the Portfolio would be merged with and into the ING Index Solution Income Portfolio. The ING Index Solution Income Portfolio is for those investors who are retired, nearing retirement or in need of making withdrawals from their portfolio soon.

In summary, the Portfolio is designed for an investor who plans to withdraw the value of the investor’s investments in the Portfolio gradually on or after the Target Date. The mix of investments in the Portfolio’s Target Allocation will change over time and seek to reduce investment risk as the Portfolio approaches its Target Date.

The Portfolio will be rebalanced periodically to return to the Target Allocation. The Target Allocation may be changed at any time by the Sub-Adviser.

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio, even near, at, or after the Target Date. There is no guarantee that the Portfolio will provide adequate income at and through your retirement or for any of your financial goals. The value of your investment in the Portfolio changes with the values of the Underlying Funds and their investments. Any of the following risks, among others, could affect the Portfolio’s or an Underlying Fund’s performance or cause the Portfolio or an Underlying Fund to lose money or to underperform market averages of other funds.

Asset Allocation   Assets will be allocated among Underlying Funds and markets based on judgments by the Adviser. There is a risk that the Portfolio may allocate assets to an Underlying Fund or asset class that underperforms other funds or asset classes.

Call   During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, an Underlying Fund would experience a decline in income.

Commodities   The operations and financial performance of companies in natural resources industries may be directly affected by commodity prices. This risk is exacerbated for those natural resources companies that own the underlying commodity.

ING Index Solution 2020 Portfolio	13

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Credit   Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Credit Default Swaps   The Portfolio or an Underlying Fund may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the Portfolio or an Underlying Fund pays a fee to protect against the risk that a security held by the Portfolio or the Underlying Fund will default. As a seller of the swap, the Portfolio or an Underlying Fund receives payment(s) in return for its obligation to pay the counterparty the full national value of the security in the event of a default of the security issuer. As a seller of a swap, the Portfolio or an Underlying Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio or an Underlying Fund would be subject to investment exposure on the notional value of the swap. Credit default swaps are largely unregulated and susceptible to liquidity, credit, and counterparty risks.

Currency   To the extent that an Underlying Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio or an Underlying Fund and reduce its returns. Derivatives may not perform as expected, so the Portfolio or an Underlying Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio or an Underlying Fund to the risk of improper valuation.

Floating Rate Loans   The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans and many floating rate loans are subject to restrictions on resale.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Underlying Funds experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Foreign investment risks may be greater in developing and emerging markets than in developed markets. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

High-Yield Securities   Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Index Strategy   The index selected may underperform the overall market and an Underlying Fund might fail to track its target index. The correlation between an Underlying Fund and index performance may be affected by the Underlying Fund’s expenses and the timing of purchases and redemptions of the Underlying Fund’s shares. An Underlying Fund’s actual holdings might not match the Index and the Underlying Fund’s effective exposure to index securities at any given time may not equal 100%.

Inflation-Indexed Bonds   If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Interest Rate   With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase an Underlying Fund’s exposure to risks associated with rising interest rates.

Liquidity   If a security is illiquid, an Underlying Fund might be unable to sell the security at a time when the manager might wish to sell, and the security could have the effect of decreasing the overall level of an Underlying Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount an Underlying Fund could realize upon disposition. An Underlying Fund may make investments that become less liquid in response

14	ING Index Solution 2020 Portfolio

to market developments or adverse investor perception. An Underlying Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to an Underlying Fund.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which the Underlying Funds invest. Rather, the market could favor securities to which the Underlying Funds are not exposed or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Underlying Funds costs and impair the ability of the Underlying Funds to achieve its investment objectives.

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio or an Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio and a proportionate share of the expenses of each Underlying Fund.

Real Estate Companies and Real Estate Investment Trusts (“REITs”)   Investing in real estate companies and REITs may subject an Underlying Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.

Sovereign Debt   These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the Portfolio’s Class T shares’ performance for the first full calendar year of operations, and the table compares the Portfolio’s Class T shares’ performance to the performance of a broad-based securities market index/indices for the same period. The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio’s past performance is no guarantee of future results.

Calendar Year Total Returns
(as of December 31)

Best quarter: 1st, 2012, 7.26% and Worst quarter: 2nd, 2012, (1.91)%

ING Index Solution 2020 Portfolio	15

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs (or since inception)	10 Yrs	Inception Date
Class T	%	10.88	15.19	N/A	10/03/11
S&P Target Date 2020 Index[1]	%	11.76	17.47	N/A	—

1	The index returns do not reflect deductions for fees, expenses, or taxes.

PORTFOLIO MANAGEMENT

Investment Adviser	Sub-Adviser
Directed Services LLC	ING Investment Management Co. LLC

Portfolio Managers
Heather Hackett, CFA	Halvard Kvaale,CIMA
Portfolio Manager (since 09/11)	Portfolio Manager (since 08/12)
Paul Zemsky, CFA
Portfolio Manager (since 09/11)

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

16	ING Index Solution 2020 Portfolio

ING Index Solution 2025 Portfolio

INVESTMENT OBJECTIVE

Until the day prior to its Target Date (defined below), the Portfolio seeks to provide total return consistent with an asset allocation targeted at retirement in approximately 2025. On the Target Date, the Portfolio’s investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

FEES AND EXPENSES OF THE PORTFOLIO

The tables describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The tables do not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

On March 18, 2013, shareholders of the Portfolio were sent a proxy statement, which asked shareholders to approve a new fee structure (the “Amended Fee Structure”), which would modify the fees payable to the Adviser. Under the proposed Amended Fee Structure, the current Management Fee rate would continue to be charged with respect to assets invested in underlying funds in the ING Fund Complex (“Underlying Funds”), but a higher Management Fee rate would be charged on assets invested in other types of securities.

If the Amended Fee Structure is approved by shareholders, the fees you would pay if you buy and hold shares of the Portfolio will change. The current fee structure is reflected in Fee Table A below. The Amended Fee Structure is reflected below in Fee Table B. Similarly, if the Amended Fee Structure is approved, the expenses you pay as a shareholder of the Portfolio may change. An example intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds is also included below. Expense Example Table A shows an example based on the current fee structure. Expense Example Table B shows an example based on the Amended Fee Structure.

There is no guarantee that shareholders will approve the Amended Fee Structure, in which case the Portfolio will continue to operate under the current fee structure. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Portfolio’s website at www.INGFunds.com/vp/literature.

Fee Table A - Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class	T
Management Fee	0.10%
Distribution and/or Shareholder Services (12b-1) Fees	0.75%
Administrative Services Fee	0.10%
Other Expenses	0.03%
Acquired Fund Fees and Expenses	0.40%
Total Annual Portfolio Operating Expenses[2]	1.38%
Waivers and Reimbursements[3]	(0.16)%
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	1.22%

1	The expense ratio has been adjusted to reflect current fees.

2	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

3	The adviser is contractually obligated to limit expenses to 0.82% of Class T shares through May 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years. The distributor is contractually obligated to waive 0.05% of the distribution fee through May 1, 2014. There is no guarantee that the distribution fee waiver will continue after May 1, 2014. The distribution fee waiver will only renew if the distributor elects to renew it.

Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Example Table A

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
T	$124	421	740	1,644

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.

Fee Table B - Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class	T
Management Fee[2]	0.14%
Distribution and/or Shareholder Services (12b-1) Fees	0.75%
Administrative Services Fee	0.10%
Other Expenses	0.03%
Acquired Fund Fees and Expenses	0.40%

ING Index Solution 2025 Portfolio	17

Class	T
Total Annual Portfolio Operating Expenses[3]	1.42%
Waivers and Reimbursements[4]	(0.21)%
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	1.21%

1	The expense ratio has been adjusted to reflect current contractual rates.

2	Pending shareholder approval, the Portfolio’s Management Fee structure was changed to a “bifurcated fee” structure as follows: an annual rate of 0.10% of the Portfolio’s average daily net assets invested in Underlying Funds within the ING Funds complex, and 0.30% of the Portfolio’s average daily net assets invested in direct investments, which include, but are not limited to, exchange-traded funds, securities issued by non-investment company issuers, such as operating companies, and derivative instruments. The Management Fee reflected in the table is calculated based on an estimated investment of 20% of the Portfolio’s assets in direct investments.

3	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

4	The adviser is contractually obligated to limit expenses to 1.21% of Class T shares through at least May 1, 2018; the obligation does not extend to interest, taxes, brokerage commissions, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years. The distributor is contractually obligated to waive 0.05% of the distribution fee through May 1, 2014. There is no guarantee that the distribution fee waiver will continue after May 1, 2014. The distribution fee waiver will only renew if the distributor elects to renew it.

Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Example Table B

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
T	$123	384	665	1,600

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-, three-, and five-year periods and the first five years of the ten-year period.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Example, affect the Portfolio’s performance.

During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 39% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in a combination of Underlying Funds which are passively managed index funds. The Portfolio will provide shareholders with at least 60 days’ prior written notice of any change in this investment policy. The Underlying Funds invest in U.S. stocks, international stocks, U.S. bonds, and other debt instruments and the Portfolio uses an asset allocation strategy designed for investors expecting to retire around the year 2025. The Portfolio’s current approximate target investment allocations (expressed as a percentage of its net assets) among the Underlying Funds are as follows: 66% in equity securities; and 34% in debt instruments. As these are Target Allocations, the actual allocations of the Portfolio’s assets may deviate from the percentages shown.

The Target Allocations are measured with reference to the primary investment strategies of the Underlying Funds; actual exposure to debt instruments and equity securities will vary from the Target Allocations if an Underlying Fund is not substantially invested in accordance with its primary investment strategy. The Portfolio may periodically deviate from the Target Allocations based on an assessment of the current market conditions or other factors. Generally, the deviations fall within the range of +/- 10% relative to the current Target Allocations. The Portfolio may, in light of market conditions or other factors, deviate by a wider margin in order to protect the Portfolio, achieve its investment objective, or to take advantage of particular opportunities.

The Underlying Funds provide exposure to a wide range of traditional asset classes which include stocks, bonds and cash.

Equity securities in which the Underlying Funds invest include, but are not limited to, domestic and international large-, mid-, and small-capitalization stocks (may be growth oriented, value oriented or a blend); and emerging market securities.

Debt instruments in which the Underlying Funds invest include, but are not limited to, domestic and international intermediate-, long-, and short-term bonds; and high-yield bonds commonly referred to as “junk-bonds.”

The Portfolio may also invest in derivatives, including futures, and swaps (including interest rate swaps, total return swaps, and credit default swaps), to make tactical allocations, as a substitute for a taking a position in the underlying asset, minimize risk, and assist in managing cash.

The Portfolio may invest up to 20% of its total assets in exchange-traded funds.

The Portfolio may also allocate in the future to the following non-traditional asset classes (also known as alternative strategies) which include but are not limited to: domestic and international real estate stocks, including real estate investment trusts; natural resource/commodity securities; treasury inflation protected securities and floating rate loans. There can be no assurance that these allocations will occur.

18	ING Index Solution 2025 Portfolio

The Portfolio is designed primarily for long-term investors in tax-advantaged accounts. The Portfolio is structured and managed around a specific target retirement or financial goal date 2025 (“Target Date”). The Target Date is the approximate year that an investor in the Portfolio would plan to make withdrawals from the Portfolio for retirement or other financial goals. The chart below shows the glide path and illustrates how the equity securities and debt instruments allocations will change over time. Generally, the Portfolio’s glide path will transition to the target asset allocations illustrated below on an annual basis and become more conservative as the Portfolio approaches the Target Date. As the Portfolio approaches its Target Date in 2025, the Portfolio’s Target Allocation is anticipated to be the same as that of ING Index Solution Income Portfolio, which is equal to approximately 35% equity securities and 65% debt instruments.

As the Portfolio’s Target Allocation migrates toward that of ING Index Solution Income Portfolio by the Target Date, it is anticipated that the Portfolio would be merged with and into the ING Index Solution Income Portfolio. The ING Index Solution Income Portfolio is for those investors who are retired, nearing retirement or in need of making withdrawals from their portfolio soon.

In summary, the Portfolio is designed for an investor who plans to withdraw the value of the investor’s investments in the Portfolio gradually on or after the Target Date. The mix of investments in the Portfolio’s Target Allocation will change over time and seek to reduce investment risk as the Portfolio approaches its Target Date.

The Portfolio will be rebalanced periodically to return to the Target Allocation. The Target Allocation may be changed at any time by the Sub-Adviser.

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio, even near, at, or after the Target Date. There is no guarantee that the Portfolio will provide adequate income at and through your retirement or for any of your financial goals. The value of your investment in the Portfolio changes with the values of the Underlying Funds and their investments. Any of the following risks, among others, could affect the Portfolio’s or an Underlying Fund’s performance or cause the Portfolio or an Underlying Fund to lose money or to underperform market averages of other funds.

Asset Allocation   Assets will be allocated among Underlying Funds and markets based on judgments by the Adviser. There is a risk that the Portfolio may allocate assets to an Underlying Fund or asset class that underperforms other funds or asset classes.

Call   During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, an Underlying Fund would experience a decline in income.

Commodities   The operations and financial performance of companies in natural resources industries may be directly affected by commodity prices. This risk is exacerbated for those natural resources companies that own the underlying commodity.

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Credit   Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Credit Default Swaps   The Portfolio or an Underlying Fund may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the Portfolio or an Underlying Fund pays a fee to protect against the risk that a security held by the Portfolio or the Underlying Fund will default. As a seller of the swap, the Portfolio or an Underlying Fund receives payment(s) in return for its obligation to pay the counterparty the full national value of the security in the event of a default of the security issuer. As a seller of a swap, the Portfolio or an Underlying Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio or an Underlying Fund would be subject to investment exposure on the notional value of the swap. Credit default swaps are largely unregulated and susceptible to liquidity, credit, and counterparty risks.

Currency   To the extent that an Underlying Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio or an Underlying Fund and reduce its returns. Derivatives may not perform as expected, so the Portfolio or an Underlying Fund may not realize the intended benefits. When used for hedging,

ING Index Solution 2025 Portfolio	19

the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio or an Underlying Fund to the risk of improper valuation.

Floating Rate Loans   The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans and many floating rate loans are subject to restrictions on resale.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Underlying Funds experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Foreign investment risks may be greater in developing and emerging markets than in developed markets. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

High-Yield Securities   Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Index Strategy   The index selected may underperform the overall market and an Underlying Fund might fail to track its target index. The correlation between an Underlying Fund and index performance may be affected by the Underlying Fund’s expenses and the timing of purchases and redemptions of the Underlying Fund’s shares. An Underlying Fund’s actual holdings might not match the Index and the Underlying Fund’s effective exposure to index securities at any given time may not equal 100%.

Inflation-Indexed Bonds   If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Interest Rate   With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase an Underlying Fund’s exposure to risks associated with rising interest rates.

Liquidity   If a security is illiquid, an Underlying Fund might be unable to sell the security at a time when the manager might wish to sell, and the security could have the effect of decreasing the overall level of an Underlying Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount an Underlying Fund could realize upon disposition. An Underlying Fund may make investments that become less liquid in response to market developments or adverse investor perception. An Underlying Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to an Underlying Fund.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which the Underlying Funds invest. Rather, the market could favor securities to which the Underlying Funds are not exposed or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Underlying Funds costs and impair the ability of the Underlying Funds to achieve its investment objectives.

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio or an Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment

20	ING Index Solution 2025 Portfolio

companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio and a proportionate share of the expenses of each Underlying Fund.

Real Estate Companies and Real Estate Investment Trusts (“REITs”)   Investing in real estate companies and REITs may subject an Underlying Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.

Sovereign Debt   These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio’s Class T shares’ performance from year to year, and the table compares the Portfolio’s Class T shares’ performance to the performance of a broad-based securities market index/indices for the same period. The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio’s past performance is no guarantee of future results.

Calendar Year Total Returns
(as of December 31 of each year)

Best quarter: 2nd, 2009, 13.78% and Worst quarter: 3rd, 2011, (11.98)%

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs (or since inception)	10 Yrs	Inception Date
Class T	%	12.54	2.89	N/A	03/10/08
S&P Target Date 2025 Index[1]	%	12.79	4.08[2]	N/A	—

1	The index returns do not reflect deductions for fees, expenses, or taxes.

2	Reflects index performance since the date closest to the Class’ inception for which data is available.

PORTFOLIO MANAGEMENT

On March 18, 2013, shareholders of the Portfolio were sent a proxy statement, which asked shareholders to approve the appointment of ING Investment Management Co., LLC as the Sub-Adviser to the Portfolio. If shareholders approve this proposal, ING Investment Management Co., LLC will become the Sub-Adviser to the Portfolio; however, the individuals listed as members of the Investment Committee will continue to be responsible for the day-to-day management of the Portfolio. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Portfolio’s website at www.INGFunds.com/vp/literature.

Investment Adviser
Directed Services LLC

Investment Committee
Heather Hackett, CFA	Halvard Kvaale, CIMA
Committee Member (since 08/09)	Committee Member (since 08/12)
Paul Zemsky, CFA
Committee Member (since 03/08)

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may

ING Index Solution 2025 Portfolio	21

apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

22	ING Index Solution 2025 Portfolio

ING Index Solution 2030 Portfolio

INVESTMENT OBJECTIVE

Until the day prior to its Target Date (defined below), the Portfolio seeks to provide total return consistent with an asset allocation targeted at retirement in approximately 2030. On the Target Date, the Portfolio’s investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

FEES AND EXPENSES OF THE PORTFOLIO

The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class	T
Management Fee[2]	0.14%
Distribution and/or Shareholder Services (12b-1) Fees	0.75%
Administrative Services Fee	0.10%
Other Expenses	42.40%
Acquired Fund Fees and Expenses	0.39%
Total Annual Portfolio Operating Expenses[3]	43.78%
Waivers and Reimbursements[4]	(42.57)%
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	1.21%

1	The expense ratio has been adjusted to reflect current contractual rates.

2	Effective April 30, 2013, the Portfolio’s Management Fee structure was changed to a “bifurcated fee” structure as follows: an annual rate of 0.10% of the Portfolio’s average daily net assets invested in Underlying Funds within the ING Funds complex, and 0.30% of the Portfolio’s average daily net assets invested in direct investments, which include, but are not limited to, exchange-traded funds, securities issued by non-investment company issuers, such as operating companies, and derivative instruments. The Management Fee reflected in the table is calculated based on an estimated investment of 20% of the Portfolio’s assets in direct investments.

3	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

4	The adviser is contractually obligated to limit expenses to 1.21% of Class T shares through at least May 1, 2018; the obligation does not extend to interest, taxes, brokerage commissions, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years. The distributor is contractually obligated to waive 0.05% of the distribution fee through May 1, 2014. There is no guarantee that the distribution fee waiver will continue after May 1, 2014. The distribution fee waiver will only renew if the distributor elects to renew it.

Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
T	$123	384	665	10,683

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-, three-, and five-year periods and the first five years of the ten-year period.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Example, affect the Portfolio’s performance.

During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 51% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in a combination of Underlying Funds which are passively managed index funds. The Portfolio will provide shareholders with at least 60 days’ prior written notice of any change in this investment policy. The Underlying Funds invest in U.S. stocks, international stocks, U.S. bonds, and other debt instruments and the Portfolio uses an asset allocation strategy designed for investors expecting to retire around the year 2030. The Portfolio’s current approximate target investment allocations (expressed as a percentage of its net assets) among the Underlying Funds are as follows: 75% in equity securities; and 25% in debt instruments. As these are Target Allocations, the actual allocations of the Portfolio’s assets may deviate from the percentages shown.

The Target Allocations are measured with reference to the primary investment strategies of the Underlying Funds; actual exposure to debt instruments and equity securities will vary from the Target Allocations if an Underlying Fund is not substantially invested in accordance with its primary investment strategy. The Portfolio may periodically deviate from the Target Allocations based on an assessment of the current market conditions or other factors.

ING Index Solution 2030 Portfolio	23

Generally, the deviations fall within the range of +/- 10% relative to the current Target Allocations. The sub-adviser (“Sub-Adviser”) may determine, in light of market conditions or other factors, to deviate by a wider margin in order to protect the Portfolio, achieve its investment objective, or to take advantage of particular opportunities.

The Underlying Funds provide exposure to a wide range of traditional asset classes which include stocks, bonds and cash.

Equity securities in which the Underlying Funds invest include, but are not limited to, domestic and international large-, mid-, and small-capitalization stocks (may be growth oriented, value oriented or a blend); and emerging market securities.

Debt instruments in which the Underlying Funds invest include, but are not limited to, domestic and international intermediate-, long-, and short-term bonds; and high-yield bonds commonly referred to as “junk-bonds.”

The Portfolio may also invest in derivatives, including futures, and swaps (including interest rate swaps, total return swaps, and credit default swaps), to make tactical allocations, as a substitute for a taking a position in the underlying asset, minimize risk, and assist in managing cash.

The Portfolio may invest up to 20% of its total assets in exchange-traded funds.

The Portfolio may also allocate in the future to the following non-traditional asset classes (also known as alternative strategies) which include but are not limited to: domestic and international real estate stocks, including real estate investment trusts; natural resource/commodity securities; treasury inflation protected securities and floating rate loans. There can be no assurance that these allocations will occur.

The Portfolio is designed primarily for long-term investors in tax-advantaged accounts. The Portfolio is structured and managed around a specific target retirement or financial goal date 2030 (“Target Date”). The Target Date is the approximate year that an investor in the Portfolio would plan to make withdrawals from the Portfolio for retirement or other financial goals. The chart below shows the glide path and illustrates how the equity securities and debt instruments allocations will change over time. Generally, the Portfolio’s glide path will transition to the target asset allocations illustrated below on an annual basis and become more conservative as the Portfolio approaches the Target Date. As the Portfolio approaches its Target Date in 2030, the Portfolio’s Target Allocation is anticipated to be the same as that of ING Index Solution Income Portfolio, which is equal to approximately 35% equity securities and 65% debt instruments.

As the Portfolio’s Target Allocation migrates toward that of ING Index Solution Income Portfolio by the Target Date, it is anticipated that the Portfolio would be merged with and into the ING Index Solution Income Portfolio. The ING Index Solution Income Portfolio is for those investors who are retired, nearing retirement or in need of making withdrawals from their portfolio soon.

In summary, the Portfolio is designed for an investor who plans to withdraw the value of the investor’s investments in the Portfolio gradually on or after the Target Date. The mix of investments in the Portfolio’s Target Allocation will change over time and seek to reduce investment risk as the Portfolio approaches its Target Date.

The Portfolio will be rebalanced periodically to return to the Target Allocation. The Target Allocation may be changed at any time by the Sub-Adviser.

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio, even near, at, or after the Target Date. There is no guarantee that the Portfolio will provide adequate income at and through your retirement or for any of your financial goals. The value of your investment in the Portfolio changes with the values of the Underlying Funds and their investments. Any of the following risks, among others, could affect the Portfolio’s or an Underlying Fund’s performance or cause the Portfolio or an Underlying Fund to lose money or to underperform market averages of other funds.

Asset Allocation   Assets will be allocated among Underlying Funds and markets based on judgments by the Adviser. There is a risk that the Portfolio may allocate assets to an Underlying Fund or asset class that underperforms other funds or asset classes.

Call   During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, an Underlying Fund would experience a decline in income.

Commodities   The operations and financial performance of companies in natural resources industries may be directly affected by commodity prices. This risk is exacerbated for those natural resources companies that own the underlying commodity.

24	ING Index Solution 2030 Portfolio

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Credit   Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Credit Default Swaps   The Portfolio or an Underlying Fund may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the Portfolio or an Underlying Fund pays a fee to protect against the risk that a security held by the Portfolio or the Underlying Fund will default. As a seller of the swap, the Portfolio or an Underlying Fund receives payment(s) in return for its obligation to pay the counterparty the full national value of the security in the event of a default of the security issuer. As a seller of a swap, the Portfolio or an Underlying Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio or an Underlying Fund would be subject to investment exposure on the notional value of the swap. Credit default swaps are largely unregulated and susceptible to liquidity, credit, and counterparty risks.

Currency   To the extent that an Underlying Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio or an Underlying Fund and reduce its returns. Derivatives may not perform as expected, so the Portfolio or an Underlying Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio or an Underlying Fund to the risk of improper valuation.

Floating Rate Loans   The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans and many floating rate loans are subject to restrictions on resale.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Underlying Funds experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Foreign investment risks may be greater in developing and emerging markets than in developed markets. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

High-Yield Securities   Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Index Strategy   The index selected may underperform the overall market and an Underlying Fund might fail to track its target index. The correlation between an Underlying Fund and index performance may be affected by the Underlying Fund’s expenses and the timing of purchases and redemptions of the Underlying Fund’s shares. An Underlying Fund’s actual holdings might not match the Index and the Underlying Fund’s effective exposure to index securities at any given time may not equal 100%.

Inflation-Indexed Bonds   If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Interest Rate   With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase an Underlying Fund’s exposure to risks associated with rising interest rates.

Liquidity   If a security is illiquid, an Underlying Fund might be unable to sell the security at a time when the manager might wish to sell, and the security could have the effect of decreasing the overall level of an Underlying Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount an Underlying Fund could realize upon disposition. An Underlying Fund may make investments that become less liquid in response

ING Index Solution 2030 Portfolio	25

to market developments or adverse investor perception. An Underlying Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to an Underlying Fund.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which the Underlying Funds invest. Rather, the market could favor securities to which the Underlying Funds are not exposed or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Underlying Funds costs and impair the ability of the Underlying Funds to achieve its investment objectives.

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio or an Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio and a proportionate share of the expenses of each Underlying Fund.

Real Estate Companies and Real Estate Investment Trusts (“REITs”)   Investing in real estate companies and REITs may subject an Underlying Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.

Sovereign Debt   These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the Portfolio’s Class T shares’ performance for the first full calendar year of operations, and the table compares the Portfolio’s Class T shares’ performance to the performance of a broad-based securities market index/indices for the same period. The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio’s past performance is no guarantee of future results.

Calendar Year Total Returns
(as of December 31)

Best quarter: 1st, 2012, 9.55% and Worst quarter: 2nd, 2012, (3.32)%

26	ING Index Solution 2030 Portfolio

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs (or since inception)	10 Yrs	Inception Date
Class T	%	13.75	19.69	N/A	10/03/11
S&P Target Date 2030 Index[1]	%	13.71	20.83	N/A	—

1	The index returns do not reflect deductions for fees, expenses, or taxes.

PORTFOLIO MANAGEMENT

Investment Adviser	Sub-Adviser
Directed Services LLC	ING Investment Management Co. LLC

Portfolio Managers
Heather Hackett, CFA	Halvard Kvaale,CIMA
Portfolio Manager (since 09/11)	Portfolio Manager (since 08/12)
Paul Zemsky, CFA
Portfolio Manager (since 09/11)

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

ING Index Solution 2030 Portfolio	27

ING Index Solution 2035 Portfolio

INVESTMENT OBJECTIVE

Until the day prior to its Target Date (defined below), the Portfolio seeks to provide total return consistent with an asset allocation targeted at retirement in approximately 2035. On the Target Date, the Portfolio’s investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

FEES AND EXPENSES OF THE PORTFOLIO

The tables describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The tables do not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

On March 18, 2013, shareholders of the Portfolio were sent a proxy statement, which asked shareholders to approve a new fee structure (the “Amended Fee Structure”), which would modify the fees payable to the Adviser. Under the proposed Amended Fee Structure, the current Management Fee rate would continue to be charged with respect to assets invested in underlying funds in the ING Fund Complex (“Underlying Funds”), but a higher Management Fee rate would be charged on assets invested in other types of securities.

If the Amended Fee Structure is approved by shareholders, the fees you would pay if you buy and hold shares of the Portfolio will change. The current fee structure is reflected in Fee Table A below. The Amended Fee Structure is reflected below in Fee Table B. Similarly, if the Amended Fee Structure is approved, the expenses you pay as a shareholder of the Portfolio may change. An example intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds is also included below. Expense Example Table A shows an example based on the current fee structure. Expense Example Table B shows an example based on the Amended Fee Structure.

There is no guarantee that shareholders will approve the Amended Fee Structure, in which case the Portfolio will continue to operate under the current fee structure. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Portfolio’s website at www.INGFunds.com/vp/literature.

Fee Table A - Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class	T
Management Fee	0.10%
Distribution and/or Shareholder Services (12b-1) Fees	0.75%
Administrative Services Fee	0.10%
Other Expenses	0.03%
Acquired Fund Fees and Expenses	0.40%
Total Annual Portfolio Operating Expenses[2]	1.38%
Waivers and Reimbursements[3]	(0.16)%
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	1.22%

1	The expense ratio has been adjusted to reflect current fees.

2	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

3	The adviser is contractually obligated to limit expenses to 0.82% of Class T shares through May 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years. The distributor is contractually obligated to waive 0.05% of the distribution fee through May 1, 2014. There is no guarantee that the distribution fee waiver will continue after May 1, 2014. The distribution fee waiver will only renew if the distributor elects to renew it.

Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Example Table A

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
T	$124	421	740	1,644

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.

Fee Table B - Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class	T
Management Fee[2]	0.14%
Distribution and/or Shareholder Services (12b-1) Fees	0.75%
Administrative Services Fee	0.10%
Other Expenses	0.03%
Acquired Fund Fees and Expenses	0.40%

28	ING Index Solution 2035 Portfolio

Class	T
Total Annual Portfolio Operating Expenses[3]	1.42%
Waivers and Reimbursements[4]	(0.21)%
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	1.21%

1	The expense ratio has been adjusted to reflect current contractual rates.

2	Pending shareholder approval, the Portfolio’s Management Fee structure was changed to a “bifurcated fee” structure as follows: an annual rate of 0.10% of the Portfolio’s average daily net assets invested in Underlying Funds within the ING Funds complex, and 0.30% of the Portfolio’s average daily net assets invested in direct investments, which include, but are not limited to, exchange-traded funds, securities issued by non-investment company issuers, such as operating companies, and derivative instruments. The Management Fee reflected in the table is calculated based on an estimated investment of 20% of the Portfolio’s assets in direct investments.

3	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

4	The adviser is contractually obligated to limit expenses to 1.21% of Class T shares through at least May 1, 2018; the obligation does not extend to interest, taxes, brokerage commissions, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years. The distributor is contractually obligated to waive 0.05% of the distribution fee through May 1, 2014. There is no guarantee that the distribution fee waiver will continue after May 1, 2014. The distribution fee waiver will only renew if the distributor elects to renew it.

Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Example Table B

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
T	$123	384	665	1,600

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-, three-, and five-year periods and the first five years of the ten-year period.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Example, affect the Portfolio’s performance.

During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 34% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in a combination of Underlying Funds which are passively managed index funds. The Portfolio will provide shareholders with at least 60 days’ prior written notice of any change in this investment policy. The Underlying Funds invest in U.S. stocks, international stocks, U.S. bonds, and other debt instruments and the Portfolio uses an asset allocation strategy designed for investors expecting to retire around the year 2035. The Portfolio’s current approximate target investment allocations (expressed as a percentage of its net assets) among the Underlying Funds are as follows: 83% in equity securities; and 17% in debt instruments. As these are Target Allocations, the actual allocations of the Portfolio’s assets may deviate from the percentages shown.

The Target Allocations are measured with reference to the primary investment strategies of the Underlying Funds; actual exposure to debt instruments and equity securities will vary from the Target Allocations if an Underlying Fund is not substantially invested in accordance with its primary investment strategy. The Portfolio may periodically deviate from the Target Allocations based on an assessment of the current market conditions or other factors. Generally, the deviations fall within the range of +/- 10% relative to the current Target Allocations. The Portfolio may, in light of market conditions or other factors, deviate by a wider margin in order to protect the Portfolio, achieve its investment objective, or to take advantage of particular opportunities.

The Underlying Funds provide exposure to a wide range of traditional asset classes which include stocks, bonds and cash.

Equity securities in which the Underlying Funds invest include, but are not limited to, domestic and international large-, mid-, and small-capitalization stocks (may be growth oriented, value oriented or a blend); and emerging market securities.

Debt instruments in which the Underlying Funds invest include, but are not limited to, domestic and international intermediate-, long-, and short-term bonds; and high-yield bonds commonly referred to as “junk-bonds.”

The Portfolio may also invest in derivatives, including futures, and swaps (including interest rate swaps, total return swaps, and credit default swaps), to make tactical allocations, as a substitute for a taking a position in the underlying asset, minimize risk, and assist in managing cash.

The Portfolio may invest up to 20% of its total assets in exchange-traded funds.

The Portfolio may also allocate in the future to the following non-traditional asset classes (also known as alternative strategies) which include but are not limited to: domestic and international real estate stocks, including real estate investment trusts; natural resource/commodity securities; treasury inflation protected securities and floating rate loans. There can be no assurance that these allocations will occur.

ING Index Solution 2035 Portfolio	29

The Portfolio is designed primarily for long-term investors in tax-advantaged accounts. The Portfolio is structured and managed around a specific target retirement or financial goal date 2035 (“Target Date”). The Target Date is the approximate year that an investor in the Portfolio would plan to make withdrawals from the Portfolio for retirement or other financial goals. The chart below shows the glide path and illustrates how the equity securities and debt instruments allocations will change over time. Generally, the Portfolio’s glide path will transition to the target asset allocations illustrated below on an annual basis and become more conservative as the Portfolio approaches the Target Date. As the Portfolio approaches its Target Date in 2035, the Portfolio’s Target Allocation is anticipated to be the same as that of ING Index Solution Income Portfolio, which is equal to approximately 35% equity securities and 65% debt instruments.

As the Portfolio’s Target Allocation migrates toward that of ING Index Solution Income Portfolio by the Target Date, it is anticipated that the Portfolio would be merged with and into the ING Index Solution Income Portfolio. The ING Index Solution Income Portfolio is for those investors who are retired, nearing retirement or in need of making withdrawals from their portfolio soon.

In summary, the Portfolio is designed for an investor who plans to withdraw the value of the investor’s investments in the Portfolio gradually on or after the Target Date. The mix of investments in the Portfolio’s Target Allocation will change over time and seek to reduce investment risk as the Portfolio approaches its Target Date.

The Portfolio will be rebalanced periodically to return to the Target Allocation. The Target Allocation may be changed at any time by the Sub-Adviser.

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio, even near, at, or after the Target Date. There is no guarantee that the Portfolio will provide adequate income at and through your retirement or for any of your financial goals. The value of your investment in the Portfolio changes with the values of the Underlying Funds and their investments. Any of the following risks, among others, could affect the Portfolio’s or an Underlying Fund’s performance or cause the Portfolio or an Underlying Fund to lose money or to underperform market averages of other funds.

Asset Allocation   Assets will be allocated among Underlying Funds and markets based on judgments by the Adviser. There is a risk that the Portfolio may allocate assets to an Underlying Fund or asset class that underperforms other funds or asset classes.

Call   During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, an Underlying Fund would experience a decline in income.

Commodities   The operations and financial performance of companies in natural resources industries may be directly affected by commodity prices. This risk is exacerbated for those natural resources companies that own the underlying commodity.

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Credit   Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Credit Default Swaps   The Portfolio or an Underlying Fund may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the Portfolio or an Underlying Fund pays a fee to protect against the risk that a security held by the Portfolio or the Underlying Fund will default. As a seller of the swap, the Portfolio or an Underlying Fund receives payment(s) in return for its obligation to pay the counterparty the full national value of the security in the event of a default of the security issuer. As a seller of a swap, the Portfolio or an Underlying Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio or an Underlying Fund would be subject to investment exposure on the notional value of the swap. Credit default swaps are largely unregulated and susceptible to liquidity, credit, and counterparty risks.

Currency   To the extent that an Underlying Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio or an Underlying Fund and reduce its returns. Derivatives may not perform as expected, so the Portfolio or an Underlying Fund may not realize the intended benefits. When used for hedging,

30	ING Index Solution 2035 Portfolio

the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio or an Underlying Fund to the risk of improper valuation.

Floating Rate Loans   The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans and many floating rate loans are subject to restrictions on resale.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Underlying Funds experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Foreign investment risks may be greater in developing and emerging markets than in developed markets. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

High-Yield Securities   Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Index Strategy   The index selected may underperform the overall market and an Underlying Fund might fail to track its target index. The correlation between an Underlying Fund and index performance may be affected by the Underlying Fund’s expenses and the timing of purchases and redemptions of the Underlying Fund’s shares. An Underlying Fund’s actual holdings might not match the Index and the Underlying Fund’s effective exposure to index securities at any given time may not equal 100%.

Inflation-Indexed Bonds   If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Interest Rate   With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase an Underlying Fund’s exposure to risks associated with rising interest rates.

Liquidity   If a security is illiquid, an Underlying Fund might be unable to sell the security at a time when the manager might wish to sell, and the security could have the effect of decreasing the overall level of an Underlying Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount an Underlying Fund could realize upon disposition. An Underlying Fund may make investments that become less liquid in response to market developments or adverse investor perception. An Underlying Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to an Underlying Fund.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which the Underlying Funds invest. Rather, the market could favor securities to which the Underlying Funds are not exposed or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Underlying Funds costs and impair the ability of the Underlying Funds to achieve its investment objectives.

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio or an Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment

ING Index Solution 2035 Portfolio	31

companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio and a proportionate share of the expenses of each Underlying Fund.

Real Estate Companies and Real Estate Investment Trusts (“REITs”)   Investing in real estate companies and REITs may subject an Underlying Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.

Sovereign Debt   These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio’s Class T shares’ performance from year to year, and the table compares the Portfolio’s Class T shares’ performance to the performance of a broad-based securities market index/indices for the same period. The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio’s past performance is no guarantee of future results.

Calendar Year Total Returns
(as of December 31 of each year)

Best quarter: 2nd, 2009, 15.69% and Worst quarter: 3rd, 2011, (15.01)%

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs (or since inception)	10 Yrs	Inception Date
Class T	%	14.56	2.61	N/A	03/10/08
S&P Target Date 2035 Index[1]	%	14.41	3.61[2]	N/A	—

1	The index returns do not reflect deductions for fees, expenses, or taxes.

2	Reflects index performance since the date closest to the Class’ inception for which data is available.

PORTFOLIO MANAGEMENT

On March 18, 2013, shareholders of the Portfolio were sent a proxy statement, which asked shareholders to approve the appointment of ING Investment Management Co., LLC as the Sub-Adviser to the Portfolio. If shareholders approve this proposal, ING Investment Management Co., LLC will become the Sub-Adviser to the Portfolio; however, the individuals listed as members of the Investment Committee will continue to be responsible for the day-to-day management of the Portfolio. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Portfolio’s website at www.INGFunds.com/vp/literature.

Investment Adviser
Directed Services LLC

Investment Committee
Heather Hackett, CFA	Halvard Kvaale, CIMA
Committee Member (since 08/09)	Committee Member (since 08/12)
Paul Zemsky, CFA
Committee Member (since 03/08)

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may

32	ING Index Solution 2035 Portfolio

apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

ING Index Solution 2035 Portfolio	33

ING Index Solution 2040 Portfolio

INVESTMENT OBJECTIVE

Until the day prior to its Target Date (defined below), the Portfolio seeks to provide total return consistent with an asset allocation targeted at retirement in approximately 2040. On the Target Date, the Portfolio’s investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

FEES AND EXPENSES OF THE PORTFOLIO

The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class	T
Management Fee[2]	0.14%
Distribution and/or Shareholder Services (12b-1) Fees	0.75%
Administrative Services Fee	0.10%
Other Expenses	53.85%
Acquired Fund Fees and Expenses	0.38%
Total Annual Portfolio Operating Expenses[3]	55.22%
Waivers and Reimbursements[4]	(54.02)%
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	1.20%

1	The expense ratio has been adjusted to reflect current contractual rates.

2	Effective April 30, 2013, the Portfolio’s Management Fee structure was changed to a “bifurcated fee” structure as follows: an annual rate of 0.10% of the Portfolio’s average daily net assets invested in Underlying Funds within the ING Funds complex, and 0.30% of the Portfolio’s average daily net assets invested in direct investments, which include, but are not limited to, exchange-traded funds, securities issued by non-investment company issuers, such as operating companies, and derivative instruments. The Management Fee reflected in the table is calculated based on an estimated investment of 20% of the Portfolio’s assets in direct investments.

3	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

4	The adviser is contractually obligated to limit expenses to 1.20% of Class T shares through at least May 1, 2018; the obligation does not extend to interest, taxes, brokerage commissions, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years. The distributor is contractually obligated to waive 0.05% of the distribution fee through May 1, 2014. There is no guarantee that the distribution fee waiver will continue after May 1, 2014. The distribution fee waiver will only renew if the distributor elects to renew it.

Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
T	$122	381	660	10,279

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-, three-, and five-year periods and the first five years of the ten-year period.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Example, affect the Portfolio’s performance.

During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 44% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in a combination of Underlying Funds which are passively managed index funds. The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. The Underlying Funds invest in U.S. stocks, international stocks, U.S. bonds, and other debt instruments and the Portfolio uses an asset allocation strategy designed for investors expecting to retire around the year 2040. The Portfolio’s current approximate target investment allocations (expressed as a percentage of its net assets) among the Underlying Funds are as follows: 91% in equity securities; and 9% in debt instruments. As these are Target Allocations, the actual allocations of the Portfolio’s assets may deviate from the percentages shown.

The Target Allocations are measured with reference to the primary investment strategies of the Underlying Funds; actual exposure to debt instruments and equity securities will vary from the Target Allocations if an Underlying Fund is not substantially invested in accordance with its primary investment strategy. The Portfolio may periodically deviate from the Target Allocations based on an assessment of the current market conditions or other factors.

34	ING Index Solution 2040 Portfolio

Generally, the deviations fall within the range of +/- 10% relative to the current Target Allocations. The sub-adviser (“Sub-Adviser”) may determine, in light of market conditions or other factors, to deviate by a wider margin in order to protect the Portfolio, achieve its investment objective, or to take advantage of particular opportunities.

The Underlying Funds provide exposure to a wide range of traditional asset classes which include stocks, bonds and cash.

Equity securities in which the Underlying Funds invest include, but are not limited to, domestic and international large-, mid-, and small-capitalization stocks (may be growth oriented, value oriented or a blend); and emerging market securities.

Debt instruments in which the Underlying Funds invest include, but are not limited to, domestic and international intermediate-, long-, and short-term bonds; and high-yield bonds commonly referred to as “junk-bonds.”

The Portfolio may also invest in derivatives, including futures, and swaps (including interest rate swaps, total return swaps, and credit default swaps), to make tactical allocations, as a substitute for a taking a position in the underlying asset, minimize risk, and assist in managing cash.

The Portfolio may invest up to 20% of its total assets in exchange-traded funds.

The Portfolio may also allocate in the future to the following non-traditional asset classes (also known as alternative strategies) which include but are not limited to: domestic and international real estate stocks, including real estate investment trusts; natural resource/commodity securities; treasury inflation protected securities and floating rate loans. There can be no assurance that these allocations will occur.

The Portfolio is designed primarily for long-term investors in tax-advantaged accounts. The Portfolio is structured and managed around a specific target retirement or financial goal date 2040 (“Target Date”). The Target Date is the approximate year that an investor in the Portfolio would plan to make withdrawals from the Portfolio for retirement or other financial goals. The chart below shows the glide path and illustrates how the equity securities and debt instruments allocations will change over time. Generally, the Portfolio’s glide path will transition to the target asset allocations illustrated below on an annual basis and become more conservative as the Portfolio approaches the Target Date. As the Portfolio approaches its Target Date in 2040, the Portfolio’s Target Allocation is anticipated to be the same as that of ING Index Solution Income Portfolio, which is equal to approximately 35% equity securities and 65% debt instruments.

As the Portfolio’s Target Allocation migrates toward that of ING Index Solution Income Portfolio by the Target Date, it is anticipated that the Portfolio would be merged with and into the ING Index Solution Income Portfolio. The ING Index Solution Income Portfolio is for those investors who are retired, nearing retirement or in need of making withdrawals from their portfolio soon.

In summary, the Portfolio is designed for an investor who plans to withdraw the value of the investor’s investments in the Portfolio gradually on or after the Target Date. The mix of investments in the Portfolio’s Target Allocation will change over time and seek to reduce investment risk as the Portfolio approaches its Target Date.

The Portfolio will be rebalanced periodically to return to the Target Allocation. The Target Allocation may be changed at any time by the Sub-Adviser.

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio, even near, at, or after the Target Date. There is no guarantee that the Portfolio will provide adequate income at and through your retirement or for any of your financial goals. The value of your investment in the Portfolio changes with the values of the Underlying Funds and their investments. Any of the following risks, among others, could affect the Portfolio’s or an Underlying Fund’s performance or cause the Portfolio or an Underlying Fund to lose money or to underperform market averages of other funds.

Asset Allocation   Assets will be allocated among Underlying Funds and markets based on judgments by the Adviser. There is a risk that the Portfolio may allocate assets to an Underlying Fund or asset class that underperforms other funds or asset classes.

Call   During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, an Underlying Fund would experience a decline in income.

Commodities   The operations and financial performance of companies in natural resources industries may be directly affected by commodity prices. This risk is exacerbated for those natural resources companies that own the underlying commodity.

ING Index Solution 2040 Portfolio	35

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Credit   Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Credit Default Swaps   The Portfolio or an Underlying Fund may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the Portfolio or an Underlying Fund pays a fee to protect against the risk that a security held by the Portfolio or the Underlying Fund will default. As a seller of the swap, the Portfolio or an Underlying Fund receives payment(s) in return for its obligation to pay the counterparty the full national value of the security in the event of a default of the security issuer. As a seller of a swap, the Portfolio or an Underlying Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio or an Underlying Fund would be subject to investment exposure on the notional value of the swap. Credit default swaps are largely unregulated and susceptible to liquidity, credit, and counterparty risks.

Currency   To the extent that an Underlying Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio or an Underlying Fund and reduce its returns. Derivatives may not perform as expected, so the Portfolio or an Underlying Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio or an Underlying Fund to the risk of improper valuation.

Floating Rate Loans   The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans and many floating rate loans are subject to restrictions on resale.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Underlying Funds experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Foreign investment risks may be greater in developing and emerging markets than in developed markets. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

High-Yield Securities   Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Index Strategy   The index selected may underperform the overall market and an Underlying Fund might fail to track its target index. The correlation between an Underlying Fund and index performance may be affected by the Underlying Fund’s expenses and the timing of purchases and redemptions of the Underlying Fund’s shares. An Underlying Fund’s actual holdings might not match the Index and the Underlying Fund’s effective exposure to index securities at any given time may not equal 100%.

Inflation-Indexed Bonds   If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Interest Rate   With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase an Underlying Fund’s exposure to risks associated with rising interest rates.

Liquidity   If a security is illiquid, an Underlying Fund might be unable to sell the security at a time when the manager might wish to sell, and the security could have the effect of decreasing the overall level of an Underlying Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount an Underlying Fund could realize upon disposition. An Underlying Fund may make investments that become less liquid in response

36	ING Index Solution 2040 Portfolio

to market developments or adverse investor perception. An Underlying Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to an Underlying Fund.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which the Underlying Funds invest. Rather, the market could favor securities to which the Underlying Funds are not exposed or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Underlying Funds costs and impair the ability of the Underlying Funds to achieve its investment objectives.

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio or an Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio and a proportionate share of the expenses of each Underlying Fund.

Real Estate Companies and Real Estate Investment Trusts (“REITs”)   Investing in real estate companies and REITs may subject an Underlying Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.

Sovereign Debt   These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the Portfolio’s Class T shares’ performance for the first full calendar year of operations, and the table compares the Portfolio’s Class T shares’ performance to the performance of a broad-based securities market index/indices for the same period. The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio’s past performance is no guarantee of future results.

Calendar Year Total Returns
(as of December 31)

Best quarter: 1st, 2012, 11.37% and Worst quarter: 2nd, 2012, (4.26)%

ING Index Solution 2040 Portfolio	37

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs (or since inception)	10 Yrs	Inception Date
Class T	%	14.85	22.22	N/A	10/03/11
S&P Target Date 2040 Index[1]	%	14.98	22.84	N/A	—

1	The index returns do not reflect deductions for fees, expenses, or taxes.

PORTFOLIO MANAGEMENT

Investment Adviser	Sub-Adviser
Directed Services LLC	ING Investment Management Co. LLC

Portfolio Managers
Heather Hackett, CFA	Halvard Kvaale,CIMA
Portfolio Manager (since 09/11)	Portfolio Manager (since 08/12)
Paul Zemsky, CFA
Portfolio Manager (since 09/11)

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

38	ING Index Solution 2040 Portfolio

ING Index Solution 2045 Portfolio

INVESTMENT OBJECTIVE

Until the day prior to its Target Date (defined below), the Portfolio seeks to provide total return consistent with an asset allocation targeted at retirement in approximately 2045. On the Target Date, the Portfolio’s investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

FEES AND EXPENSES OF THE PORTFOLIO

The tables describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The tables do not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

On March 18, 2013, shareholders of the Portfolio were sent a proxy statement, which asked shareholders to approve a new fee structure (the “Amended Fee Structure”), which would modify the fees payable to the Adviser. Under the proposed Amended Fee Structure, the current Management Fee rate would continue to be charged with respect to assets invested in underlying funds in the ING Fund Complex (“Underlying Funds”), but a higher Management Fee rate would be charged on assets invested in other types of securities.

If the Amended Fee Structure is approved by shareholders, the fees you would pay if you buy and hold shares of the Portfolio will change. The current fee structure is reflected in Fee Table A below. The Amended Fee Structure is reflected below in Fee Table B. Similarly, if the Amended Fee Structure is approved, the expenses you pay as a shareholder of the Portfolio may change. An example intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds is also included below. Expense Example Table A shows an example based on the current fee structure. Expense Example Table B shows an example based on the Amended Fee Structure.

There is no guarantee that shareholders will approve the Amended Fee Structure, in which case the Portfolio will continue to operate under the current fee structure. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Portfolio’s website at www.INGFunds.com/vp/literature.

Fee Table A - Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class	T
Management Fee	0.10%
Distribution and/or Shareholder Services (12b-1) Fees	0.75%
Administrative Services Fee	0.10%
Other Expenses	0.03%
Acquired Fund Fees and Expenses	0.40%
Total Annual Portfolio Operating Expenses[2]	1.38%
Waivers and Reimbursements[3]	(0.16)%
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	1.22%

1	The expense ratio has been adjusted to reflect current fees.

2	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

3	The adviser is contractually obligated to limit expenses to 0.82% of Class T shares through May 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years. The distributor is contractually obligated to waive 0.05% of the distribution fee through May 1, 2014. There is no guarantee that the distribution fee waiver will continue after May 1, 2014. The distribution fee waiver will only renew if the distributor elects to renew it.

Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Example Table A

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
T	$124	421	740	1,644

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.

Fee Table B - Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class	T
Management Fee[2]	0.14%
Distribution and/or Shareholder Services (12b-1) Fees	0.75%
Administrative Services Fee	0.10%
Other Expenses	0.03%
Acquired Fund Fees and Expenses	0.40%

ING Index Solution 2045 Portfolio	39

Class	T
Total Annual Portfolio Operating Expenses[3]	1.42%
Waivers and Reimbursements[4]	(0.21)%
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	1.21%

1	The expense ratio has been adjusted to reflect current contractual rates.

2	Pending shareholder approval, the Portfolio’s Management Fee structure was changed to a “bifurcated fee” structure as follows: an annual rate of 0.10% of the Portfolio’s average daily net assets invested in Underlying Funds within the ING Funds complex, and 0.30% of the Portfolio’s average daily net assets invested in direct investments, which include, but are not limited to, exchange-traded funds, securities issued by non-investment company issuers, such as operating companies, and derivative instruments. The Management Fee reflected in the table is calculated based on an estimated investment of 20% of the Portfolio’s assets in direct investments.

3	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

4	The adviser is contractually obligated to limit expenses to 1.21% of Class T shares through at least May 1, 2018; the obligation does not extend to interest, taxes, brokerage commissions, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years. The distributor is contractually obligated to waive 0.05% of the distribution fee through May 1, 2014. There is no guarantee that the distribution fee waiver will continue after May 1, 2014. The distribution fee waiver will only renew if the distributor elects to renew it.

Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Example Table B

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
T	$123	384	665	1,600

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-, three-, and five-year periods and the first five years of the ten-year period.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Example, affect the Portfolio’s performance.

During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 28% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in a combination of Underlying Funds which are passively managed index funds. The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. The Underlying Funds invest in U.S. stocks, international stocks, U.S. bonds, and other debt instruments and the Portfolio uses an asset allocation strategy designed for investors expecting to retire around the year 2045. The Portfolio’s current approximate target investment allocations (expressed as a percentage of its net assets) among the Underlying Funds are as follows: 95% in equity securities; and 5% in debt instruments. As these are Target Allocations, the actual allocations of the Portfolio’s assets may deviate from the percentages shown.

The Target Allocations are measured with reference to the primary investment strategies of the Underlying Funds; actual exposure to debt instruments and equity securities will vary from the Target Allocations if an Underlying Fund is not substantially invested in accordance with its primary investment strategy. The Portfolio may periodically deviate from the Target Allocations based on an assessment of the current market conditions or other factors. Generally, the deviations fall within the range of +/- 10% relative to the current Target Allocations. The Portfolio may, in light of market conditions or other factors, deviate by a wider margin in order to protect the Portfolio, achieve its investment objective, or to take advantage of particular opportunities.

The Underlying Funds provide exposure to a wide range of traditional asset classes which include stocks, bonds and cash.

Equity securities in which the Underlying Funds invest include, but are not limited to, domestic and international large-, mid-, and small-capitalization stocks (may be growth oriented, value oriented or a blend); and emerging market securities.

Debt instruments in which the Underlying Funds invest include, but are not limited to, domestic and international intermediate-, long-, and short-term bonds; and high-yield bonds commonly referred to as “junk-bonds.”

The Portfolio may also invest in derivatives, including futures, and swaps (including interest rate swaps, total return swaps, and credit default swaps), to make tactical allocations, as a substitute for a taking a position in the underlying asset, minimize risk, and assist in managing cash.

The Portfolio may invest up to 20% of its total assets in exchange-traded funds.

The Portfolio may also allocate in the future to the following non-traditional asset classes (also known as alternative strategies) which include but are not limited to: domestic and international real estate stocks, including real estate investment trusts; natural resource/commodity securities; treasury inflation protected securities and floating rate loans. There can be no assurance that these allocations will occur.

40	ING Index Solution 2045 Portfolio

The Portfolio is designed primarily for long-term investors in tax-advantaged accounts. The Portfolio is structured and managed around a specific target retirement or financial goal date 2045 (“Target Date”). The Target Date is the approximate year that an investor in the Portfolio would plan to make withdrawals from the Portfolio for retirement or other financial goals. The chart below shows the glide path and illustrates how the equity securities and debt instruments allocations will change over time. Generally, the Portfolio’s glide path will transition to the target asset allocations illustrated below on an annual basis and become more conservative as the Portfolio approaches the Target Date. As the Portfolio approaches its Target Date in 2045, the Portfolio’s Target Allocation is anticipated to be the same as that of ING Index Solution Income Portfolio, which is equal to approximately 35% equity securities and 65% debt instruments.

As the Portfolio’s Target Allocation migrates toward that of ING Index Solution Income Portfolio by the Target Date, it is anticipated that the Portfolio would be merged with and into the ING Index Solution Income Portfolio. The ING Index Solution Income Portfolio is for those investors who are retired, nearing retirement or in need of making withdrawals from their portfolio soon.

In summary, the Portfolio is designed for an investor who plans to withdraw the value of the investor’s investments in the Portfolio gradually on or after the Target Date. The mix of investments in the Portfolio’s Target Allocation will change over time and seek to reduce investment risk as the Portfolio approaches its Target Date.

The Portfolio will be rebalanced periodically to return to the Target Allocation. The Target Allocation may be changed at any time by the Sub-Adviser.

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio, even near, at, or after the Target Date. There is no guarantee that the Portfolio will provide adequate income at and through your retirement or for any of your financial goals. The value of your investment in the Portfolio changes with the values of the Underlying Funds and their investments. Any of the following risks, among others, could affect the Portfolio’s or an Underlying Fund’s performance or cause the Portfolio or an Underlying Fund to lose money or to underperform market averages of other funds.

Asset Allocation   Assets will be allocated among Underlying Funds and markets based on judgments by the Adviser. There is a risk that the Portfolio may allocate assets to an Underlying Fund or asset class that underperforms other funds or asset classes.

Call   During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, an Underlying Fund would experience a decline in income.

Commodities   The operations and financial performance of companies in natural resources industries may be directly affected by commodity prices. This risk is exacerbated for those natural resources companies that own the underlying commodity.

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Credit   Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Credit Default Swaps   The Portfolio or an Underlying Fund may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the Portfolio or an Underlying Fund pays a fee to protect against the risk that a security held by the Portfolio or the Underlying Fund will default. As a seller of the swap, the Portfolio or an Underlying Fund receives payment(s) in return for its obligation to pay the counterparty the full national value of the security in the event of a default of the security issuer. As a seller of a swap, the Portfolio or an Underlying Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio or an Underlying Fund would be subject to investment exposure on the notional value of the swap. Credit default swaps are largely unregulated and susceptible to liquidity, credit, and counterparty risks.

Currency   To the extent that an Underlying Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio or an Underlying Fund and reduce its returns. Derivatives may not perform as expected, so the Portfolio or an Underlying Fund may not realize the intended benefits. When used for hedging,

ING Index Solution 2045 Portfolio	41

the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio or an Underlying Fund to the risk of improper valuation.

Floating Rate Loans   The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans and many floating rate loans are subject to restrictions on resale.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Underlying Funds experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Foreign investment risks may be greater in developing and emerging markets than in developed markets. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

High-Yield Securities   Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Index Strategy   The index selected may underperform the overall market and an Underlying Fund might fail to track its target index. The correlation between an Underlying Fund and index performance may be affected by the Underlying Fund’s expenses and the timing of purchases and redemptions of the Underlying Fund’s shares. An Underlying Fund’s actual holdings might not match the Index and the Underlying Fund’s effective exposure to index securities at any given time may not equal 100%.

Inflation-Indexed Bonds   If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Interest Rate   With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase an Underlying Fund’s exposure to risks associated with rising interest rates.

Liquidity   If a security is illiquid, an Underlying Fund might be unable to sell the security at a time when the manager might wish to sell, and the security could have the effect of decreasing the overall level of an Underlying Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount an Underlying Fund could realize upon disposition. An Underlying Fund may make investments that become less liquid in response to market developments or adverse investor perception. An Underlying Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to an Underlying Fund.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which the Underlying Funds invest. Rather, the market could favor securities to which the Underlying Funds are not exposed or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Underlying Funds costs and impair the ability of the Underlying Funds to achieve its investment objectives.

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio or an Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment

42	ING Index Solution 2045 Portfolio

companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio and a proportionate share of the expenses of each Underlying Fund.

Real Estate Companies and Real Estate Investment Trusts (“REITs”)   Investing in real estate companies and REITs may subject an Underlying Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.

Sovereign Debt   These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio’s Class T shares’ performance from year to year, and the table compares the Portfolio’s Class T shares’ performance to the performance of a broad-based securities market index/indices for the same period. The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio’s past performance is no guarantee of future results.

Calendar Year Total Returns
(as of December 31 of each year)

Best quarter: 2nd, 2009, 18.65% and Worst quarter: 3rd, 2011, (16.64)%

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs (or since inception)	10 Yrs	Inception Date
Class T	%	15.31	2.24	N/A	03/10/08
S&P Target Date 2045 Index[1]	%	15.43	3.25[2]	N/A	—

1	The index returns do not reflect deductions for fees, expenses, or taxes.

2	Reflects index performance since the date closest to the Class’ inception for which data is available.

PORTFOLIO MANAGEMENT

On March 18, 2013, shareholders of the Portfolio were sent a proxy statement, which asked shareholders to approve the appointment of ING Investment Management Co., LLC as the Sub-Adviser to the Portfolio. If shareholders approve this proposal, ING Investment Management Co., LLC will become the Sub-Adviser to the Portfolio; however, the individuals listed as members of the Investment Committee will continue to be responsible for the day-to-day management of the Portfolio. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Portfolio’s website at www.INGFunds.com/vp/literature.

Investment Adviser
Directed Services LLC

Investment Committee
Heather Hackett, CFA	Halvard Kvaale, CIMA
Committee Member (since 08/09)	Committee Member (since 08/12)
Paul Zemsky, CFA
Committee Member (since 03/08)

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may

ING Index Solution 2045 Portfolio	43

apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

44	ING Index Solution 2045 Portfolio

ING Index Solution 2050 Portfolio

INVESTMENT OBJECTIVE

Until the day prior to its Target Date (defined below), the Portfolio seeks to provide total return consistent with an asset allocation targeted at retirement in approximately 2050. On the Target Date, the Portfolio’s investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

FEES AND EXPENSES OF THE PORTFOLIO

The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class	T
Management Fee[2]	0.14%
Distribution and/or Shareholder Services (12b-1) Fees	0.75%
Administrative Services Fee	0.10%
Other Expenses	41.90%
Acquired Fund Fees and Expenses	0.39%
Total Annual Portfolio Operating Expenses[3]	43.28%
Waivers and Reimbursements[4]	(42.07)%
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	1.21%

1	The expense ratio has been adjusted to reflect current contractual rates.

2	Effective April 30, 2013, the Portfolio’s Management Fee structure was changed to a “bifurcated fee” structure as follows: an annual rate of 0.10% of the Portfolio’s average daily net assets invested in Underlying Funds within the ING Funds complex, and 0.30% of the Portfolio’s average daily net assets invested in direct investments, which include, but are not limited to, exchange-traded funds, securities issued by non-investment company issuers, such as operating companies, and derivative instruments. The Management Fee reflected in the table is calculated based on an estimated investment of 20% of the Portfolio’s assets in direct investments.

3	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

4	The adviser is contractually obligated to limit expenses to 1.21% of Class T through at least May 1, 2018; the obligation does not extend to interest, taxes, brokerage commissions, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years. The distributor is contractually obligated to waive 0.05% of the distribution fee through May 1, 2014. There is no guarantee that the distribution fee waiver will continue after May 1, 2014. The distribution fee waiver will only renew if the distributor elects to renew it.

Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
T	$123	384	665	10,690

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-, three-, and five-year periods and the first five years of the ten-year period.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Example, affect the Portfolio’s performance.

During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 43% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in a combination of Underlying Funds which are passively managed index funds. The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. The Underlying Funds invest in U.S. stocks, international stocks, U.S. bonds, and other debt instruments and the Portfolio uses an asset allocation strategy designed for investors expecting to retire around the year 2050. The Portfolio’s current approximate target investment allocations (expressed as a percentage of its net assets) among the Underlying Funds are as follows: 95% in equity securities; and 5% in debt instruments. As these are Target Allocations, the actual allocations of the Portfolio’s assets may deviate from the percentages shown.

The Target Allocations are measured with reference to the primary investment strategies of the Underlying Funds; actual exposure to debt instruments and equity securities will vary from the Target Allocations if an Underlying Fund is not substantially invested in accordance with its primary investment strategy. The Portfolio may periodically deviate from the Target Allocations based on an assessment of the current market conditions or other factors.

ING Index Solution 2050 Portfolio	45

Generally, the deviations fall within the range of +/- 10% relative to the current Target Allocations. The sub-adviser (“Sub-Adviser”) may determine, in light of market conditions or other factors, to deviate by a wider margin in order to protect the Portfolio, achieve its investment objective, or to take advantage of particular opportunities.

The Underlying Funds provide exposure to a wide range of traditional asset classes which include stocks, bonds and cash.

Equity securities in which the Underlying Funds invest include, but are not limited to, domestic and international large-, mid-, and small-capitalization stocks (may be growth oriented, value oriented or a blend); and emerging market securities.

Debt instruments in which the Underlying Funds invest include, but are not limited to, domestic and international intermediate-, long-, and short-term bonds; and high-yield bonds commonly referred to as “junk-bonds.”

The Portfolio may also invest in derivatives, including futures, and swaps (including interest rate swaps, total return swaps, and credit default swaps), to make tactical allocations, as a substitute for a taking a position in the underlying asset, minimize risk, and assist in managing cash.

The Portfolio may invest up to 20% of its total assets in exchange-traded funds.

The Portfolio may also allocate in the future to the following non-traditional asset classes (also known as alternative strategies) which include but are not limited to: domestic and international real estate stocks, including real estate investment trusts; natural resource/commodity securities; treasury inflation protected securities and floating rate loans. There can be no assurance that these allocations will occur.

The Portfolio is designed primarily for long-term investors in tax-advantaged accounts. The Portfolio is structured and managed around a specific target retirement or financial goal date 2050 (“Target Date”).The Target Date is the approximate year that an investor in the Portfolio would plan to make withdrawals from the Portfolio for retirement or other financial goals. The chart below shows the glide path and illustrates how the equity securities and debt instruments allocations will change over time. Generally, the Portfolio’s glide path will transition to the target asset allocations illustrated below on an annual basis and become more conservative as the Portfolio approaches the Target Date. As the Portfolio approaches its Target Date in 2050, the Portfolio’s Target Allocation is anticipated to be the same as that of ING Index Solution Income Portfolio, which is equal to approximately 35% equity securities and 65% debt instruments.

As the Portfolio’s Target Allocation migrates toward that of ING Index Solution Income Portfolio by the Target Date, it is anticipated that the Portfolio would be merged with and into the ING Index Solution Income Portfolio. The ING Index Solution Income Portfolio is for those investors who are retired, nearing retirement or in need of making withdrawals from their portfolio soon.

In summary, the Portfolio is designed for an investor who plans to withdraw the value of the investor’s investments in the Portfolio gradually on or after the Target Date. The mix of investments in the Portfolio’s Target Allocation will change over time and seek to reduce investment risk as the Portfolio approaches its Target Date.

The Portfolio will be rebalanced periodically to return to the Target Allocation. The Target Allocation may be changed at any time by the Sub-Adviser.

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio, even near, at, or after the Target Date. There is no guarantee that the Portfolio will provide adequate income at and through your retirement or for any of your financial goals. The value of your investment in the Portfolio changes with the values of the Underlying Funds and their investments. Any of the following risks, among others, could affect the Portfolio’s or an Underlying Fund’s performance or cause the Portfolio or an Underlying Fund to lose money or to underperform market averages of other funds.

Asset Allocation   Assets will be allocated among Underlying Funds and markets based on judgments by the Adviser. There is a risk that the Portfolio may allocate assets to an Underlying Fund or asset class that underperforms other funds or asset classes.

Call   During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, an Underlying Fund would experience a decline in income.

Commodities   The operations and financial performance of companies in natural resources industries may be directly affected by commodity prices. This risk is exacerbated for those natural resources companies that own the underlying commodity.

46	ING Index Solution 2050 Portfolio

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Credit   Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Credit Default Swaps   The Portfolio or an Underlying Fund may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the Portfolio or an Underlying Fund pays a fee to protect against the risk that a security held by the Portfolio or the Underlying Fund will default. As a seller of the swap, the Portfolio or an Underlying Fund receives payment(s) in return for its obligation to pay the counterparty the full national value of the security in the event of a default of the security issuer. As a seller of a swap, the Portfolio or an Underlying Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio or an Underlying Fund would be subject to investment exposure on the notional value of the swap. Credit default swaps are largely unregulated and susceptible to liquidity, credit, and counterparty risks.

Currency   To the extent that an Underlying Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio or an Underlying Fund and reduce its returns. Derivatives may not perform as expected, so the Portfolio or an Underlying Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio or an Underlying Fund to the risk of improper valuation.

Floating Rate Loans   The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans and many floating rate loans are subject to restrictions on resale.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Underlying Funds experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Foreign investment risks may be greater in developing and emerging markets than in developed markets. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

High-Yield Securities   Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Index Strategy   The index selected may underperform the overall market and an Underlying Fund might fail to track its target index. The correlation between an Underlying Fund and index performance may be affected by the Underlying Fund’s expenses and the timing of purchases and redemptions of the Underlying Fund’s shares. An Underlying Fund’s actual holdings might not match the Index and the Underlying Fund’s effective exposure to index securities at any given time may not equal 100%.

Inflation-Indexed Bonds   If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Interest Rate   With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase an Underlying Fund’s exposure to risks associated with rising interest rates.

Liquidity   If a security is illiquid, an Underlying Fund might be unable to sell the security at a time when the manager might wish to sell, and the security could have the effect of decreasing the overall level of an Underlying Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount an Underlying Fund could realize upon disposition. An Underlying Fund may make investments that become less liquid in response

ING Index Solution 2050 Portfolio	47

to market developments or adverse investor perception. An Underlying Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to an Underlying Fund.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which the Underlying Funds invest. Rather, the market could favor securities to which the Underlying Funds are not exposed or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Underlying Funds costs and impair the ability of the Underlying Funds to achieve its investment objectives.

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio or an Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio and a proportionate share of the expenses of each Underlying Fund.

Real Estate Companies and Real Estate Investment Trusts (“REITs”)   Investing in real estate companies and REITs may subject an Underlying Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.

Sovereign Debt   These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the Portfolio’s Class T shares’ performance for the first full calendar year of operations, and the table compares the Portfolio’s Class T shares’ performance to the performance of a broad-based securities market index/indices for the same period. The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio’s past performance is no guarantee of future results.

Calendar Year Total Returns
(as of December 31)

Best quarter: 1st, 2012, 11.45% and Worst quarter: 2nd, 2012, (4.57)%

48	ING Index Solution 2050 Portfolio

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs (or since inception)	10 Yrs	Inception Date
Class T	%	14.96	22.39	N/A	10/03/11
S&P Target Date 2045 Index[1]	%	15.43	23.50	N/A	—

1	The index returns do not reflect deductions for fees, expenses, or taxes.

PORTFOLIO MANAGEMENT

Investment Adviser	Sub-Adviser
Directed Services LLC	ING Investment Management Co. LLC

Portfolio Managers
Heather Hackett, CFA	Halvard Kvaale,CIMA
Portfolio Manager (since 09/11)	Portfolio Manager (since 08/12)
Paul Zemsky, CFA
Portfolio Manager (since 09/11)

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

ING Index Solution 2050 Portfolio	49

ING Index Solution 2055 Portfolio

INVESTMENT OBJECTIVE

Until the day prior to its Target Date (defined below), the Portfolio seeks to provide total return consistent with an asset allocation targeted at retirement in approximately 2055. On the Target Date, the Portfolio’s investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

FEES AND EXPENSES OF THE PORTFOLIO

The tables describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The tables do not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

On March 18, 2013, shareholders of the Portfolio were sent a proxy statement, which asked shareholders to approve a new fee structure (the “Amended Fee Structure”), which would modify the fees payable to the Adviser. Under the proposed Amended Fee Structure, the current Management Fee rate would continue to be charged with respect to assets invested in underlying funds in the ING Fund Complex (“Underlying Funds”), but a higher Management Fee rate would be charged on assets invested in other types of securities.

If the Amended Fee Structure is approved by shareholders, the fees you would pay if you buy and hold shares of the Portfolio will change. The current fee structure is reflected in Fee Table A below. The Amended Fee Structure is reflected below in Fee Table B. Similarly, if the Amended Fee Structure is approved, the expenses you pay as a shareholder of the Portfolio may change. An example intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds is also included below. Expense Example Table A shows an example based on the current fee structure. Expense Example Table B shows an example based on the Amended Fee Structure.

There is no guarantee that shareholders will approve the Amended Fee Structure, in which case the Portfolio will continue to operate under the current fee structure. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Portfolio’s website at www.INGFunds.com/vp/literature.

Fee Table A - Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class	T
Management Fee	0.10%
Distribution and/or Shareholder Services (12b-1) Fees	0.75%
Administrative Services Fee	0.10%
Other Expenses	0.06%
Acquired Fund Fees and Expenses	0.40%
Total Annual Portfolio Operating Expenses[2]	1.41%
Waivers and Reimbursements[3]	(0.19)%
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	1.22%

1	The expense ratio has been adjusted to reflect current fees.

2	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

3	The adviser is contractually obligated to limit expenses to 0.82% of Class T shares through May 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years. The distributor is contractually obligated to waive 0.05% of the distribution fee through May 1, 2014. There is no guarantee that the distribution fee waiver will continue after May 1, 2014. The distribution fee waiver will only renew if the distributor elects to renew it.

Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Example Table A

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
T	$124	428	753	1,674

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.

Fee Table B - Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class	T
Management Fee[2]	0.14%
Distribution and/or Shareholder Services (12b-1) Fees	0.75%
Administrative Services Fee	0.10%
Other Expenses	0.06%
Acquired Fund Fees and Expenses	0.40%

50	ING Index Solution 2055 Portfolio

Class	T
Total Annual Portfolio Operating Expenses[3]	1.45%
Waivers and Reimbursements[4]	(0.24)%
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	1.21%

1	The expense ratio has been adjusted to reflect current contractual rates.

2	Pending shareholder approval, the Portfolio’s Management Fee structure was changed to a “bifurcated fee” structure as follows: an annual rate of 0.10% of the Portfolio’s average daily net assets invested in Underlying Funds within the ING Funds complex, and 0.30% of the Portfolio’s average daily net assets invested in direct investments, which include, but are not limited to, exchange-traded funds, securities issued by non-investment company issuers, such as operating companies, and derivative instruments. The Management Fee reflected in the table is calculated based on an estimated investment of 20% of the Portfolio’s assets in direct investments.

3	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

4	The adviser is contractually obligated to limit expenses to 1.21% of Class T through at least May 1, 2018; the obligation does not extend to interest, taxes, brokerage commissions, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years. The distributor is contractually obligated to waive 0.05% of the distribution fee through May 1, 2014. There is no guarantee that the distribution fee waiver will continue after May 1, 2014. The distribution fee waiver will only renew if the distributor elects to renew it.

Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Example Table B

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
T	$123	384	665	1,619

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-, three-, and five-year periods and the first five years of the ten-year period.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Example, affect the Portfolio’s performance.

During the most recent fiscal year, the Portfolio’s turnover rate was 28% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in a combination of Underlying Funds which are passively managed index funds. The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. The Underlying Funds invest in U.S. stocks, international stocks, U.S. bonds, and other debt instruments and the Portfolio uses an asset allocation strategy designed for investors expecting to retire in 2055. The Portfolio’s current approximate target investment allocations (expressed as a percentage of its net assets) among the Underlying Funds are as follows: 95% in equity securities; and 5% in debt instruments. As these are Target Allocations, the actual allocations of the Portfolio’s assets may deviate from the percentages shown.

The Target Allocations are measured with reference to the primary investment strategies of the Underlying Funds; actual exposure to debt instruments and equity securities will vary from the Target Allocations if an Underlying Fund is not substantially invested in accordance with its primary investment strategy. The Portfolio may periodically deviate from the Target Allocations based on an assessment of the current market conditions or other factors. Generally, the deviations fall within the range of +/- 10% relative to the current Target Allocations. The Portfolio may, in light of market conditions or other factors, deviate by a wider margin in order to protect the Portfolio, achieve its investment objective, or to take advantage of particular opportunities.

The Underlying Funds provide exposure to a wide range of traditional asset classes which include stocks, bonds and cash.

Equity securities in which the Underlying Funds invest include, but are not limited to, domestic and international large-, mid-, and small-capitalization stocks (may be growth oriented, value oriented or a blend); and emerging market securities.

Debt instruments in which the Underlying Funds invest include, but are not limited to, domestic and international intermediate-, long-, and short-term bonds; and high-yield bonds commonly referred to as “junk-bonds.”

The Portfolio may also invest in derivatives, including futures, and swaps (including interest rate swaps, total return swaps, and credit default swaps), to make tactical allocations, as a substitute for a taking a position in the underlying asset, minimize risk, and assist in managing cash.

The Portfolio may invest up to 20% of its total assets in exchange-traded funds.

The Portfolio may also allocate in the future to the following non-traditional asset classes (also known as alternative strategies) which include but are not limited to: domestic and international real estate stocks, including real estate investment trusts; natural resource/commodity securities; treasury inflation protected securities and floating rate loans. There can be no assurance that these allocations will occur.

ING Index Solution 2055 Portfolio	51

The Portfolio is designed primarily for long-term investors in tax-advantaged accounts. The Portfolio is structured and managed around a specific target retirement or financial goal date 2055 (“Target Date”).The Target Date is the approximate year that an investor in the Portfolio would plan to make withdrawals from the Portfolio for retirement or other financial goals. The chart below shows the glide path and illustrates how the equity securities and debt instruments allocations will change over time. Generally, the Portfolio’s glide path will transition to the target asset allocations illustrated below on an annual basis and become more conservative as the Portfolio approaches the Target Date. As the Portfolio approaches its Target Date in 2055, the Portfolio’s Target Allocation is anticipated to be the same as that of ING Index Solution Income Portfolio, which is equal to approximately 35% equity securities and 65% debt instruments.

As the Portfolio’s Target Allocation migrates toward that of ING Index Solution Income Portfolio by the Target Date, it is anticipated that the Portfolio would be merged with and into the ING Index Solution Income Portfolio. The ING Index Solution Income Portfolio is for those investors who are retired, nearing retirement or in need of making withdrawals from their portfolio soon.

In summary, the Portfolio is designed for an investor who plans to withdraw the value of the investor’s investments in the Portfolio gradually on or after the Target Date. The mix of investments in the Portfolio’s Target Allocation will change over time and seek to reduce investment risk as the Portfolio approaches its Target Date.

The Portfolio will be rebalanced periodically to return to the Target Allocation. The Target Allocation may be changed at any time by the Sub-Adviser.

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio, even near, at, or after the Target Date. There is no guarantee that the Portfolio will provide adequate income at and through your retirement or for any of your financial goals. The value of your investment in the Portfolio changes with the values of the Underlying Funds and their investments. Any of the following risks, among others, could affect the Portfolio’s or an Underlying Fund’s performance or cause the Portfolio or an Underlying Fund to lose money or to underperform market averages of other funds.

Asset Allocation   Assets will be allocated among Underlying Funds and markets based on judgments by the Adviser. There is a risk that the Portfolio may allocate assets to an Underlying Fund or asset class that underperforms other funds or asset classes.

Call   During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, an Underlying Fund would experience a decline in income.

Commodities   The operations and financial performance of companies in natural resources industries may be directly affected by commodity prices. This risk is exacerbated for those natural resources companies that own the underlying commodity.

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Credit   Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Credit Default Swaps   The Portfolio or an Underlying Fund may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the Portfolio or an Underlying Fund pays a fee to protect against the risk that a security held by the Portfolio or the Underlying Fund will default. As a seller of the swap, the Portfolio or an Underlying Fund receives payment(s) in return for its obligation to pay the counterparty the full national value of the security in the event of a default of the security issuer. As a seller of a swap, the Portfolio or an Underlying Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio or an Underlying Fund would be subject to investment exposure on the notional value of the swap. Credit default swaps are largely unregulated and susceptible to liquidity, credit, and counterparty risks.

Currency   To the extent that an Underlying Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio or an Underlying Fund and reduce its returns. Derivatives may not perform as expected, so the Portfolio or an Underlying Fund may not realize the intended benefits. When used for hedging,

52	ING Index Solution 2055 Portfolio

the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio or an Underlying Fund to the risk of improper valuation.

Floating Rate Loans   The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans and many floating rate loans are subject to restrictions on resale.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Underlying Funds experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Foreign investment risks may be greater in developing and emerging markets than in developed markets. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

High-Yield Securities   Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Index Strategy   The index selected may underperform the overall market and an Underlying Fund might fail to track its target index. The correlation between an Underlying Fund and index performance may be affected by the Underlying Fund’s expenses and the timing of purchases and redemptions of the Underlying Fund’s shares. An Underlying Fund’s actual holdings might not match the Index and the Underlying Fund’s effective exposure to index securities at any given time may not equal 100%.

Inflation-Indexed Bonds   If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Interest Rate   With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase an Underlying Fund’s exposure to risks associated with rising interest rates.

Liquidity   If a security is illiquid, an Underlying Fund might be unable to sell the security at a time when the manager might wish to sell, and the security could have the effect of decreasing the overall level of an Underlying Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount an Underlying Fund could realize upon disposition. An Underlying Fund may make investments that become less liquid in response to market developments or adverse investor perception. An Underlying Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to an Underlying Fund.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which the Underlying Funds invest. Rather, the market could favor securities to which the Underlying Funds are not exposed or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Underlying Funds costs and impair the ability of the Underlying Funds to achieve its investment objectives.

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio or an Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment

ING Index Solution 2055 Portfolio	53

companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio and a proportionate share of the expenses of each Underlying Fund.

Real Estate Companies and Real Estate Investment Trusts (“REITs”)   Investing in real estate companies and REITs may subject an Underlying Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.

Sovereign Debt   These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio’s Class T shares’ performance from year to year, and the table compares the Portfolio’s Class T shares’ performance to the performance of a broad-based securities market index/indices for the same period. The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio’s past performance is no guarantee of future results.

Calendar Year Total Returns
(as of December 31 of each year)

Best quarter: 1st, 2012, 11.40% and Worst quarter: 3rd, 2011, (16.59)%

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs (or since inception)	10 Yrs	Inception Date
Class T	%	15.28	7.59	N/A	03/08/10
S&P Target Date 2045 Index[1]	%	15.43	10.26[2]	N/A	—

1	The index returns do not reflect deductions for fees, expenses or taxes.

2	Reflects index performance since the date closest to the Class’ inception for which data is available.

PORTFOLIO MANAGEMENT

On March 18, 2013, shareholders of the Portfolio were sent a proxy statement, which asked shareholders to approve the appointment of ING Investment Management Co., LLC as the Sub-Adviser to the Portfolio. If shareholders approve this proposal, ING Investment Management Co., LLC will become the Sub-Adviser to the Portfolio; however, the individuals listed as members of the Investment Committee will continue to be responsible for the day-to-day management of the Portfolio. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Portfolio’s website at www.INGFunds.com/vp/literature.

Investment Adviser
Directed Services LLC

Investment Committee
Heather Hackett, CFA	Halvard Kvaale, CIMA
Committee Member (since 03/10)	Committee Member (since 08/12)
Paul Zemsky, CFA
Committee Member (since 03/10)

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may

54	ING Index Solution 2055 Portfolio

apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

ING Index Solution 2055 Portfolio	55

KEY PORTFOLIO INFORMATION

This Prospectus contains information about the Portfolios and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.

The Portfolios’ Statement of Additional Information (“SAI”) is incorporated by reference into (legally made a part of) this Prospectus. It identifies investment restrictions, more detailed risk descriptions, a description of how the bond rating system works, and other information that may be helpful to you in your decision to invest. You may obtain a copy, without charge, from the Portfolios.

Other ING Funds may also be offered to the public that have similar names, investment objectives, and principal investment strategies as those of the Portfolios. You should be aware that a Portfolio is likely to differ from these other ING Funds in size and cash flow pattern. Accordingly, the performance of a Portfolio can be expected to vary from those of other ING Funds.

Each of the Portfolios is a series of ING Partners, Inc. (“Company”), a Maryland corporation. Each Portfolio is managed by Directed Services LLC (“DSL” or “Adviser”). ING Investment Management Co. LLC (“ING IM” or “Sub-Adviser”) is the Sub-Adviser to ING Index Solution 2020 Portfolio, ING Index Solution 2030 Portfolio, ING Index Solution 2040 Portfolio, and ING Index Solution 2050 Portfolio (the “Sub-Advised Portfolios”). ING IM serves as a consultant (“Consultant”) to ING Index Solution Income Portfolio, ING Index Solution 2015 Portfolio, ING Index Solution 2025 Portfolio, ING Index Solution 2035 Portfolio, ING Index Solution 2045 Portfolio, and ING Index Solution 2055 Portfolio (the “Consultant Portfolios”). On March 18, 2013, shareholders of the Consultant Portfolios were sent a proxy statement, which asked shareholders to approve the appointment of ING IM as the Sub-Adviser to the Consultant Portfolios. If shareholders approve this proposal, ING IM will become the Sub-Adviser to the Consultant Portfolios. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Consultant Portfolios’ website at www.INGFunds.com/vp/literature.

The Adviser and the Sub-Adviser/Consultant are indirect, wholly-owned subsidiaries of ING U.S., Inc. For more information about the Portfolios, the Adviser and the Sub-Adviser, please read “Management of the Portfolios” later in this Prospectus and the SAI.

The Portfolios’ shares are classified into up to five classes of shares, Adviser Class (“Class ADV”), Service Class (“Class S”), Initial Class (“Class I”), Service 2 Class (“Class S2”), and Class T shares. The classes of shares of each Portfolio are identical except for different expenses, certain related rights, and certain shareholder services. All share classes of each Portfolio have a common investment objective and investment portfolio. Only Class T shares are offered in this Prospectus. Class T shares are not subject to any sales loads.

Conflicts of Interest

In making decisions on the allocation of the assets of the Portfolios among the Underlying Funds, the Adviser is subject to several conflicts of interest because it, or an affiliate, may serve as the investment adviser to the Portfolios, and it or an affiliate serves as adviser, or may serve as sub-adviser to an Underlying Fund. These conflicts could arise because the Adviser or its affiliates earn higher net advisory fees (the advisory fee received less any sub-advisory fee paid and fee waivers or expense subsidies) on some of the Underlying Funds than others. For example, where the Underlying Funds have a sub-adviser that is affiliated with the Adviser, the entire advisory fee is retained by an ING company. Even where the net advisory fee is not higher for Underlying Funds sub-advised by an affiliate of the Adviser, the Adviser may have an incentive to prefer affiliated sub-advisers for other reasons, such as increasing assets under management or supporting new investment strategies, which in turn would lead to increased income to ING. Further, the Adviser may believe that redemption from an Underlying Fund will be harmful to that Underlying Fund, the Adviser, or an affiliate. Therefore, the Adviser may have incentives to allocate and reallocate in a fashion that would advance its own economic interests, the economic interests of an affiliate, or the interests of an Underlying Fund rather than a Portfolio.

The Adviser has informed the Company’s Board that its investment process may be influenced by an affiliated insurance company that issues financial products in which the Portfolios are offered as investment options. In certain of those products an affiliated insurance company may offer guaranteed lifetime income or death benefits. The Adviser’s investment decisions for the Portfolios, including its allocation decisions with respect to the Portfolios’ Underlying Funds, may benefit the affiliated insurance company issuing such benefits. For example, selecting and allocating assets to Underlying Funds which invest primarily in fixed-income securities or in a more conservative or less volatile investment style, may reduce the regulatory capital requirements which the affiliated insurance company must satisfy to support its guarantees under its products, may help reduce the affiliated insurance company’s risk from the lifetime income or death benefits, or may make it easier

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KEY PORTFOLIO INFORMATION  (continued) for the insurance company to manage its risk through the use of various hedging techniques. The Adviser has developed an investment process using an allocation committee which seeks to ensure that the Portfolios are managed in the best interest of their shareholders. Further, the Adviser has adopted various policies and procedures that are intended to identify, monitor, and address actual or potential conflicts of interest. Nonetheless, investors bear the risk that the Adviser’s allocation decisions may be affected by its conflicts of interest.

Fundamental Policies

Fundamental investment policies contained in the SAI may not be changed without shareholder approval. The Board of Directors (“Board”) and/or the Adviser may change any other policies and investment strategies.

Portfolio Diversification

Each Portfolio is diversified, as such term is defined in the Investment Company Act of 1940 (“1940 Act”).

Investor Diversification

Although an investor may achieve the same level of diversification by investing directly in a variety of the Underlying Funds, the Portfolios provide investors with a means to simplify their investment decisions by investing in a single diversified portfolio. For more information about the Underlying Funds, please see “Key Information About the Underlying Funds” later in this Prospectus.

Although the Portfolios are designed to serve as a component of a diversified investment portfolio of securities, no single mutual fund can provide an appropriate investment program for all investors. You should evaluate the Portfolios in the context of your personal financial situation, investment objectives and other investments.

Combination with ING Index Solution Income Portfolio

When ING Index Solution 2015 Portfolio, ING Index Solution 2020 Portfolio, ING Index Solution 2025 Portfolio, ING Index Solution 2030 Portfolio, ING Index Solution 2035 Portfolio, ING Index Solution 2040 Portfolio, ING Index Solution 2045 Portfolio, ING Index Solution 2050 Portfolio and ING Index Solution 2055 Portfolio reach their respective Target Dates, they may be combined with ING Index Solution Income Portfolio, without a vote of shareholders if the Company’s Board determines that combining such Portfolio with ING Index Solution Income Portfolio would be in the best interests of the Portfolio and its shareholders. Prior to any combination (which likely would take the form of a re-organization and may occur on or after each Portfolio’s Target Date), a Portfolio will notify shareholders of such Portfolio of the combination and any tax consequences. If, and when, such a combination occurs, shareholders of a Portfolio will become shareholders of ING Index Solution Income Portfolio.

Temporary Defensive Strategies

When the Adviser or sub-adviser (if applicable) to a Portfolio anticipates unusual market or other conditions, the Portfolio may temporarily depart from its principal investment strategies as a defensive measure. In such circumstances, that Portfolio may invest in securities believed to present less risk, such as cash, cash equivalents, money market fund shares and other money market instruments, debt securities that are high quality or higher quality than normal, more liquid securities, or others. While a Portfolio invests defensively, it may not achieve its investment objective. A Portfolio’s defensive investment position may not be effective in protecting its value. It is impossible to predict accurately how long such alternative strategies may be utilized. The types of defensive positions in which a Portfolio may engage are identified and discussed in the SAI.

Percentage and Rating Limitations

The percentage and rating limitations on Portfolio investments listed in this Prospectus apply at the time of investment.

Investment Not Guaranteed

Please note your investment is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

Shareholder Reports

Each Portfolio’s fiscal year ends December 31. Each Portfolio will send financial statements to its shareholders at least semi-annually. An annual shareholder report containing financial statements audited by an independent registered public accounting firm will be sent to shareholders every year.

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Additional Information About the Investment Objectives

Each Portfolio’s investment objective is non-fundamental and may be changed by a vote of the Portfolio’s Board, without shareholder approval. A Portfolio will provide 60 days’ prior written notice of any change in a non-fundamental investment objective. There is no guarantee the Portfolios will achieve their respective investment objectives.

Additional Information About Principal Investment Strategies

The Portfolios invest in a combination of Underlying Funds that, in turn, invest directly in a wide range of U.S. and international stocks, U.S. bonds and other debt instruments; and uses asset allocation strategies to determine how much to invest in each Underlying Fund. The Portfolios are designed to meet the needs of investors who wish to seek exposure to various types of securities through a single diversified investment. For a complete description of each Portfolio’s principal investment strategies, please see the Portfolio’s summary prospectus or the summary section of this Prospectus.

Asset Allocation Process

On March 18, 2013, shareholders of those Portfolios identified as the “Consultant Portfolios” in the section of the Prospectus entitled “Key Portfolio Information,” were sent a proxy statement, which asked shareholders to approve the appointment of ING Investment Management Co., LLC as the Sub-Adviser to the Consultant Portfolios. If shareholders approve this proposal, ING Investment Management Co., LLC will become the Sub-Adviser to the Consultant Portfolios; however, the individuals listed as members of the Investment Committee will continue to be responsible for the day-to-day management of the Portfolio. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Consultant Portfolio’s website at www.INGFunds.com/vp/literature.

The Adviser and Sub-Adviser/Consultant have designed the Portfolios which were constructed and are managed using an asset allocation process to determine each Portfolio’s investment mix. This asset allocation process can be described as follows:

In the first stage, the mix of asset classes ( i.e .., stocks and fixed-income securities of various types) that the Sub-Adviser/Consultant believes is likely to produce the optimal return for each Portfolio is estimated. These estimates are made with reference to an investment model that incorporates historical and expected returns, standard deviations and correlation coefficients of various asset classes as well as other financial variables. The mix of asset classes arrived at for each Portfolio is called the “Target Allocation.” The Sub-Adviser/Consultant will review the Target Allocations at least annually regarding proposed changes. The Sub-Adviser/Consultant will also make tactical allocations to overweight certain asset classes and styles, while underweighting other asset classes. These tactical allocations are intended to be in response to changing market conditions, and to enable the Sub-Adviser/Consultant to shift to those asset classes that are expected to outperform under certain market conditions.

For the Consultant Portfolios, the Adviser has set up a team of professionals to consider and review the recommendations of the Consultant, and will retain discretion over implementation of the Consultant’s recommendations, as necessary.

In the second stage, the Sub-Adviser/Consultant determines the Underlying Funds in which the Portfolios invest to attain their Target Allocations. In choosing an Underlying Fund, the Sub-Adviser/Consultant considers, among other factors, the degree to which the Underlying Fund’s holdings or other characteristics correspond to the desired Target Allocation. The Sub-Adviser/Consultant, at any time, may change the Underlying Funds in which the Portfolios invest, may add or drop Underlying Funds, and may determine to make tactical changes in the Portfolios’ Target Allocations depending on market conditions. The Sub-Adviser/Consultant determines the Target Allocations and the selection of Underlying Funds.

Periodically, based upon a variety of quantitative and qualitative factors, the Sub-Adviser/Consultant uses economic and statistical methods to determine the optimal Target Allocations and ranges for the Portfolios, the resulting allocations to the Underlying Funds, and whether any Underlying Funds should be added or removed from the mix.

The factors considered may include the following: (i) the investment objective of each Portfolio and each of the Underlying Funds; (ii) economic and market forecasts; (iii) proprietary and third-party reports and analysis; (iv) the risk/return characteristics, relative performance, and volatility of Underlying Funds; and (v) the correlation and covariance among Underlying Funds.

As market prices of the Underlying Funds’ portfolio securities change, each Portfolio’s actual allocations will vary somewhat from its respective Target Allocation, although the percentages generally will remain within an acceptable range of the Target Allocations percentages, as determined by the Sub-Adviser/Consultant. If changes are made as described above,

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MORE INFORMATION ABOUT THE PORTFOLIOS  (continued) those changes will be reflected in the Prospectus. However, it may take some time to fully implement the changes. The Sub-Adviser/Consultant will implement the changes over a reasonable period of time while seeking to minimize disruptive effects and added costs to the Portfolios and the Underlying Funds.

The Sub-Adviser/Consultant intends to rebalance the Portfolios on at least a quarterly basis, but may rebalance more or less frequently as deemed appropriate, to attain the Target Allocations for the Portfolios. These allocations, however, are targets, and each Portfolio’s allocations could change substantially as the Underlying Funds’ asset values change due to market movements and portfolio manager decisions. On an ongoing basis, the actual mix of assets and included strategies for each Portfolio may deviate from the Target Allocation percentages. If the Sub-Adviser/Consultant believes it is in the best interests of a Portfolio and its shareholders, to deviate from the Portfolio’s Target Allocation, it may rebalance more frequently than quarterly, limit the degree of rebalancing or avoid rebalancing altogether. The Target Allocations may be changed at any time by the Sub-Adviser/Consultant.

The Sub-Adviser/Consultant will have sole authority over the asset allocations, investments in particular Underlying Funds (including any Underlying Funds organized in the future) and the Target Allocations for the Portfolios, including determining the transition pattern of the Portfolios in a timely but reasonable manner based upon market conditions at the time of allocation changes. The pre-defined mixes will be reviewed at least annually and analyzed for consistency with current market conditions and industry trends.

With the exception of ING Index Solution Income Portfolio, each Portfolio is structured and managed around a specific target retirement or financial goal date (“Target Date”) as follows: 2055, 2050, 2045, 2040, 2035, 2030, 2025, 2020, and 2015. For example investors looking to retire in or near the year 2055 would likely choose the ING Index Solution 2055 Portfolio and the mix of this Portfolio would migrate toward that of the ING Index Solution 2050 Portfolio in approximately 5 years time, the ING Index Solution 2045 Portfolio in approximately 10 years time, the ING Index Solution 2040 Portfolio in approximately 15 years time, the ING Index Solution 2035 Portfolio in approximately 20 years time, the ING Index Solution 2030 Portfolio in approximately 25 years times, the ING Index Solution 2025 Portfolio in approximately 30 years time, the ING Index Solution 2020 Portfolio in approximately 35 years time, the ING Index Solution 2015 Portfolio in approximately 40 years time, and finally combine with the ING Index Solution Income Portfolio after about 45 years or about 2055. The ING Index Solution Income Portfolio is for those who are retired, nearing retirement or in need of drawing down income from their Portfolio soon.

With respect to the ING Index Solution 2055 Portfolio, ING Index Solution 2050 Portfolio, ING Index Solution 2045 Portfolio, ING Index Solution 2040 Portfolio, ING Index Solution 2035 Portfolio, ING Index Solution 2030 Portfolio, ING Index Solution 2025 Portfolio, ING Index Solution 2020 Portfolio, and ING Index Solution 2015 Portfolio, in summary, the mix of investments in the Target Allocations will change over time and seek to produce reduced investment risk and preserve capital as the Portfolio approaches its Target Date.

Asset Allocation is No Guarantee Against Loss

Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from the historical performance and the assumptions used to form the asset allocations for the Portfolios. Furthermore, the Sub-Adviser’s allocation of the Portfolios’ assets may not anticipate market trends successfully. For example, weighting Underlying Funds that invest in equity securities too heavily during a stock market decline may result in a failure to preserve capital. Conversely, investing too heavily in Underlying Funds that invest in debt instruments during a period of stock market appreciation may result in lower total return.

There is a risk that you could achieve better returns by investing in an Underlying Fund or other mutual funds representing a single asset class than in the Portfolios.

Assets will be allocated among funds and markets based on judgments made by the Sub-Adviser/Consultant. There is a risk that the Portfolios may allocate assets to an asset class or market that underperforms other funds. For example, a Portfolio may be underweighted in assets or a market that is experiencing significant returns or overweighted in assets or a market with significant declines.

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MORE INFORMATION ABOUT THE PORTFOLIOS  (continued) Performance of the Underlying Funds Will Vary

The performance of the Portfolios depends upon the performance of the Underlying Funds, which are affected by changes in the economy and financial markets. The value of the Portfolios changes as the asset values of the Underlying Funds the Portfolios hold go up or down. The value of your shares will fluctuate and may be worth more or less than the original cost. The timing of your investment may also affect performance.

Additional Information About the Portfolios’ and/or the Underlying Funds’ Risks

All mutual funds involve risk - some more than others - and there is always the chance that you could lose money or not earn as much as you hope. Each Portfolio’s risk profile is largely a factor of the principal securities in which the Underlying Funds invest and investment techniques that the Underlying Funds use.

Below is a discussion of the risks associated with certain of the types of securities in which the Portfolios and/or the Underlying Funds may invest and certain of the investment practices that the Portfolios and/or the Underlying Funds may use. For more information about these and other types of securities and investment techniques that may be used by the Portfolios and/or the Underlying Funds, see the SAI.

Many of the investment techniques and strategies discussed in this Prospectus and in the SAI are discretionary which means that the adviser or sub-adviser of the Portfolios and/or the Underlying Funds can decide whether to use them. The Portfolios and/or the Underlying Funds may invest in these securities or use these techniques as part of their principal investment strategies. However, the adviser or sub-adviser may also use these investment techniques or make investments in securities that are not a part of the Portfolios’ and/or the Underlying Funds’ principal investment strategies.

For more information about principal risks that apply only to the Underlying Funds, please see “Key Information About the Underlying Funds.”

Asset Allocation.  Assets will be allocated among Underlying Funds and markets based on judgments by the Adviser. There is a risk that a portfolio may allocate assets to an Underlying Fund or asset class that underperforms other funds or asset classes.

Call.  During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, an Underlying Fund would experience a decline in income.

Commodities.  The operations and financial performance of companies in natural resources industries may be directly affected by commodity prices. This risk is exacerbated for those natural resources companies that own the underlying commodity. Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand, the impact of interest rate and inflation on production and demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices, which may lead to a reduction in production or supply, may also negatively impact the performance of companies in natural resources industries that are solely involved in the transportation, processing, storing, distribution or marketing of commodities. Volatility of commodity prices may also make it more difficult for companies in natural resources industries to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices.

Company.  The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Credit.  Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Credit Default Swaps.  A portfolio or an Underlying Fund may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the portfolio or an Underlying Fund pays a fee to protect against the risk that a security held by the portfolio or the Underlying Fund will default. As a seller of the swap, a portfolio or an Underlying Fund receives payment(s) in return for its obligation to pay the counterparty the full national value of the security in the event of a default of the security issuer. As a seller of a swap, a portfolio or an Underlying Fund would effectively add

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MORE INFORMATION ABOUT THE PORTFOLIOS  (continued) leverage to its portfolio because, in addition to its total net assets, a portfolio or an Underlying Fund would be subject to investment exposure on the notional value of the swap. Credit default swaps are largely unregulated and susceptible to liquidity, credit, and counterparty risks.

Currency.  To the extent that an Underlying Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad. As a result, an Underlying Fund’s investments in foreign currency or foreign currency-denominated securities may reduce the value of an Underlying Fund’s assets.

Derivative Instruments.  Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of a portfolio or an Underlying Fund and reduce its returns. Derivatives may not perform as expected, so a portfolio an Underlying Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose a portfolio an Underlying Fund to the risk of improper valuation. Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. The investment of a portfolio or an Underlying Fund’s assets required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a portfolio or an Underlying Fund; therefore, the purchase of certain derivatives may have an economic leveraging effect on a portfolio or an Underlying Fund; thus exaggerating any increase or decrease in the net asset value of a portfolio or an Underlying Fund. Investments in derivatives are generally negotiated over-the-counter with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability to perform its obligations and further that any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a portfolio or an Underlying Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or for prices that do not reflect current market value. A portfolio or an Underlying Fund’s adviser or sub-adviser might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains to a portfolio or an Underlying Fund.

Floating Rate Loans.  The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans and many floating rate loans are subject to restrictions on resale.

Foreign Investments/Developing and Emerging Markets.  To the extent an Underlying Fund invests in securities of issuers in markets outside the United States, its share price may be more volatile than if it invested in securities of issuers in the U.S. market due to, among other things, the following factors: comparatively unstable political, social and economic conditions, and limited or ineffectual judicial systems; comparatively small market sizes, making securities less liquid and securities prices more sensitive to the movements of large investors and more vulnerable to manipulation; governmental policies or actions, such as high taxes, restrictions on currency movements, replacement of currency, potential for default on sovereign debt, trade or diplomatic disputes, creation of monopolies, and the seizure of private property through confiscatory taxation and expropriation or nationalization of company assets; incomplete, outdated, or unreliable information about securities issuers due to less stringent market regulation and accounting standards; comparatively undeveloped markets and weak banking and financial systems; market inefficiencies, such as higher transaction costs, and administrative difficulties, such as delays in processing transactions; and fluctuations in foreign currency exchange rates, which could reduce gains or widen losses. In addition, foreign taxes could reduce the income available to distribute to shareholders, and special U.S. tax considerations could apply to foreign investments. Depositary receipts are subject to risks of foreign investments and might not always track the price of the underlying foreign security. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

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Foreign investment risks typically are greater in developing and emerging markets than in developed markets, for such reasons as social or political unrest, heavy economic dependence on agriculture or exports (particularly commodities), undeveloped or overburdened infrastructures, vulnerability to natural disasters, significant and unpredictable government intervention in markets or the economy, currency devaluations, runaway inflation, environmental problems, and business practices that depart from norms for developed countries and less developed or liquid markets for securities generally.

High-Yield Securities.  Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments. Investments in high-yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt instruments, but they also typically entail greater potential price volatility and principal and income risk. The prices of high-yield securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. High-yield securities structured as zero-coupon or pay-in-kind securities tend to be more volatile. The secondary market in which high-yield securities are traded is generally less liquid than the market for higher grade bonds. At times of less liquidity, it may be more difficult to value high-yield securities.

Index Strategy.  The index selected may underperform the overall market and an Underlying Fund might fail to track its target index. The correlation between an Underlying Fund and index performance may be affected by the Underlying Fund’s expenses and the timing of purchases and redemptions of the Underlying Fund’s shares. An Underlying Fund’s actual holdings might not match the Index and the Underlying Fund’s effective exposure to index securities at any given time may not equal 100%.

Inflation-Indexed Bonds.  If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Interest Rate.  With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase an Underlying Fund’s exposure to risks associated with rising interest rates.

Liquidity.  If a security is illiquid, an Underlying Fund might be unable to sell the security at a time when an Underlying Fund’s manager might wish to sell, and the security could have the effect of decreasing the overall level of an Underlying Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount an Underlying Fund could realize upon disposition. An Underlying Fund may make investments that become less liquid in response to market developments or adverse investor perception. An Underlying Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Underlying Fund.

Market.  Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which the Underlying Funds invest. Rather, the market could favor securities to which the Underlying Funds are not exposed or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Underlying Funds costs and impair the ability of the Underlying Funds to achieve its investment objectives.

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Market Capitalization.  Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies.  The main risk of investing in other investment companies, including exchange-traded funds (“ETFs”), is the risk that the value of the securities underlying an investment company might decrease. Because a portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the portfolio.

Other investment companies include ETFs and Holding Company Depositary Receipts (“HOLDRs”), among others. ETFs are exchange-traded investment companies that are, in many cases, designed to provide investment results corresponding to an index. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Additional risks of investments in ETFs include: (i) the market price of an ETF’s shares may trade at a discount to its net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading may be halted if the listing exchanges’ officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value.

Real Estate Companies and Real Estate Investment Trusts (“REITs”).  Investing in real estate companies and REITs may subject an Underlying Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property. Some REITs may invest in a limited number of properties, in a narrow geographic area or in a single property type, which increases the risk that an Underlying Fund could be unfavorably affected by the poor performance of a single investment or investment type. These companies are also sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. Borrowers could default on or sell investments the REIT holds, which could reduce the cash flow needed to make distributions to investors. In addition, REITs may also be affected by tax and regulatory requirements in that a REIT may not qualify for preferential tax treatments or exemptions. REITs require specialized management and pay management expenses.

Sovereign Debt.  These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

Additional Risks

The discussion below also includes risks that are not considered to be principal risks of a Portfolio, but are considered to be relevant to each Portfolio or an Underlying Fund (including risks arising from a Portfolio’s investments in Underlying Funds).

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MORE INFORMATION ABOUT THE PORTFOLIOS  (continued)

Counterparty.  The entity with which a portfolio or an Underlying Fund conducts portfolio-related business (such as trading or securities lending), or that underwrites, distributes or guarantees investments or agreements that the portfolio or the Underlying Fund owns or is otherwise exposed to, may refuse or may become unable to honor its obligations under the terms of a transaction or agreement. As a result, a portfolio or an Underlying Fund may sustain losses and be less likely to achieve its investment objective. These risks may be greater when engaging in over-the-counter transactions.

Duration.  One measure of risk for fixed-income securities is duration. Duration measures the sensitivity of a bond’s price to interest rate movements and is one of the tools used by a portfolio manager in selection of fixed-income securities. Historically, the maturity of a bond was also used as a proxy for the sensitivity of a bond’s price to changes in interest rates, otherwise known as a bond’s interest rate risk or volatility. According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of average life of a bond on a present value basis which was developed to incorporate a bond’s yield, coupons, final maturity and call features into one measure. As a point of reference, the duration of a noncallable 7% coupon bond with a remaining maturity of 5 years is approximately 4.5 years and the duration of a noncallable 7% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation. For example, the price of a bond with an average duration of 4.5 years would be expected to fall approximately 4.5% if interest rates rose by one percentage point. Conversely, the price of a bond with an average duration of 4.5 years would be expected to rise approximately 4.5% if interest rates drop by one percentage point.

Increase in Expenses.  Your actual cost of investing in a portfolio may be higher or lower than the expenses shown in the portfolio’s “Annual Portfolio Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if a portfolio’s Acquired Fund Fees and Expenses increase as a result of the decrease in the Underlying Funds’ assets. The Underlying Funds’ assets may decrease and Underlying Funds expense ratios increase for many reasons, including volatility in the Underlying Funds’ net asset value caused by volatility in the secondary markets for assets in which the Underlying Funds invests.

Manager.  A portfolio, and each Underlying Fund (except index funds), is subject to manager risk because it is an actively managed investment portfolio. The adviser, the sub-adviser, or each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for a portfolio or an Underlying Fund, but there can be no guarantee that these will produce the desired results.

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS

The Portfolios seek to meet their investment objectives by allocating their assets among the Underlying Funds. Because the Portfolios invest in the Underlying Funds, shareholders will be affected by the investment strategies of each Underlying Fund. Information is provided below as of the date of this Prospectus regarding each Underlying Fund, including its investment adviser, sub-adviser, investment objective, main investments and main risks. This information is intended to provide potential investors in the Portfolios with information that they may find useful in understanding the investment history and risks of the Underlying Funds.

You should note that the adviser or sub-adviser (if applicable) may or may not invest in each of the Underlying Funds listed. Further, over time, the Portfolios will alter their allocation of assets among the Underlying Funds and may add or remove Underlying Funds that are considered for investment. Therefore, it is not possible to predict the extent to which the Portfolios will be invested in each Underlying Fund at any one time. As a result, the degree to which the Portfolios may be subject to the risks of a particular Underlying Fund will depend on the extent to which the Portfolios have invested in the Underlying Fund.

Affiliated Underlying Funds

Underlying Fund: ING Emerging Markets Index Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of an index that measures the investment return of emerging markets securities (“Index”).

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies, which are at the time of purchase, included in an Index that measures the investment return of emerging markets securities; depositary receipts representing securities in the Index; convertible securities that are convertible into stocks included in the Index; other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components; and exchange-traded funds. Under normal market conditions, the portfolio invests all, or substantially all of its assets in these securities. The portfolio currently invests principally in equity securities and employs a “passive management” approach designed to track the performance of the Index (currently MSCI Emerging Markets IndexSM (“Index”)). As of February 28, 2013, a portion of the Index was concentrated in the financials sector (including a focus in the commercial banks industry). The portfolio is non-diversified, which means it may invest a significant portion of its assets in a single issuer. The portfolio may invest in other investment companies to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, concentration, convertible securities, credit, currency, derivative instruments, focused investing, foreign investments/developing and emerging markets, index strategy, interest rate, issuer non-diversification, liquidity, market, market capitalization, other investment companies, and securities lending.

Underlying Fund: ING Euro STOXX 50® Index Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the EURO STOXX 50® Index (“Index”).

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies which are, at the time of purchase, included in the Index, convertible securities that are convertible into stocks included in the Index, other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components and exchange-traded funds. Under normal market conditions, the portfolio invests all, or substantially all of its assets in these securities. The portfolio invests principally in common stocks and employs a “passive management” approach designed to track the performance of the Index. As of February 28, 2013, a portion of the Index was concentrated in the financials sector. The portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the portfolio’s

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued) cash position. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, concentration, convertible securities, credit, currency, derivative instruments, foreign investments, index strategy, interest rate, liquidity, market, market capitalization, other investment companies, and securities lending.

Underlying Fund: ING FTSE 100 Index® Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the FTSE 100 Index® (“Index”).

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies which are, at the time of purchase, included in the Index, convertible securities that are convertible into stocks included in the Index, other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components, and exchange-traded funds. Under normal market conditions, the portfolio invests all, or substantially all of its assets in these securities. The portfolio invests principally in common stocks and employs a “passive management” approach designed to track the performance of the Index. As of February 28, 2013, portions of the Index were focused in the consumer staples sector, the energy sector (including the oil, gas, and consumable fuels industry), and the financials sector (including the commercial banks industry). The portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the portfolio’s cash position. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio is non-diversified, which means it may invest a significant portion of its assets in a single issuer. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, convertible securities, credit, currency, derivative instruments, focused investing, foreign investments, index strategy, interest rate, issuer non-diversification, liquidity, market, market capitalization, other investment companies, and securities lending.

Underlying Fund: ING Hang Seng Index Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Hang Seng Index (“Index”).

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies which are, at the time of purchase, included in the Index, convertible securities that are convertible into stocks included in the Index, other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components, and exchange-traded funds. Under normal market conditions, the portfolio invests all, or substantially all of its assets in these securities. The portfolio invests principally in common stocks and employs a “passive management” approach designed to track the performance of the Index. As of February 28, 2013, a portion of the Index was concentrated in the financials sector (including the commercial banks industry). The portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the portfolio’s cash position. The portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio is non-diversified, which means it may invest a significant portion of its assets in a single issuer. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued)

Main Risks: Company, concentration, convertible securities, credit, currency, derivative instruments, foreign investments/developing and emerging markets, index strategy, interest rate, issuer non-diversification, liquidity, market, market capitalization, other investment companies, and securities lending.

Underlying Fund: ING International Index Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of a widely accepted international index (“Index”).

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies which are, at the time of purchase, included in the Index, convertible securities that are convertible into stocks included in the Index, other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components, and exchange-traded funds. Under normal market conditions, the portfolio invests all, or substantially all of its assets in these securities. The portfolio invests principally in common stocks and employs a “passive management” approach designed to track the performance of the Index (currently, the MSCI - Europe, Australasia, and Far East® (“MSCI EAFE® ”) Index). As of February 28, 2013, a portion of the MSCI EAFE® Index was concentrated in the financials sector. The portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the portfolio’s cash position. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, concentration, convertible securities, credit, currency, derivative instruments, foreign investments/developing and emerging markets, index strategy, interest rate, liquidity, market, market capitalization, other investment companies, and securities lending.

Underlying Fund: ING Japan TOPIX Index® Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Tokyo Stock Price Index® (“Index”).

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies which are, at the time of purchase, included in the Index, convertible securities that are convertible into stocks included in the Index, other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components, and exchange-traded funds. Under normal market conditions, the portfolio invests all, or substantially all of its assets in these securities. The portfolio invests principally in common stocks and employs a “passive management” approach designed to track the performance of the Index. As of February 28, 2013, portions of the Index were focused in the consumer discretionary sector, the financials sector, and the industrials sector. The portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the portfolio’s cash position. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, convertible securities, credit, currency, derivative instruments, focused investing, foreign investments, index strategy, interest rate, liquidity, market, market capitalization, other investment companies, and securities lending.

Underlying Fund: ING RussellTM Large Cap Growth Index Portfolio

Investment Adviser: ING Investments, LLC

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued)

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Top 200® Growth Index (“Index”).

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies which are, at the time of purchase, included in the Index, convertible securities that are convertible into stocks included in the Index, other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components, and exchange-traded funds. Under normal market conditions, the portfolio invests all, or substantially all of its assets in these securities. The portfolio invests principally in common stocks and employs a “passive management” approach designed to track the performance of the Index. As of February 28, 2013, a portion of the Index was concentrated in the information technology sector. The portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the portfolio’s cash position. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, concentration, convertible securities, credit, derivative instruments, growth investing, index strategy, interest rate, liquidity, market, other investment companies, and securities lending.

Underlying Fund: ING RussellTM Large Cap Index Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Top 200® Index (“Index”).

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies which are, at the time of purchase, included in the Index, convertible securities that are convertible into stocks included in the Index, other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components, and exchange-traded funds. Under normal market conditions, the portfolio invests all, or substantially all of its assets in these securities. The portfolio invests principally in common stocks and employs a “passive management” approach designed to track the performance of the Index. As of February 28, 2013, portions of the Index were focused in the financials sector and in the information technology sector. The portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the portfolio’s cash position. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, convertible securities, credit, derivative instruments, focused investing, index strategy, interest rate, liquidity, market, other investment companies, and securities lending.

Underlying Fund: ING RussellTM Large Cap Value Index Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Top 200® Value Index (“Index”).

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies which are, at the time of purchase, included in the Index, convertible securities that are convertible into stocks included in the Index, other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components, and exchange-traded funds. Under normal market conditions, the portfolio

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued) invests all, or substantially all of its assets in these securities. The portfolio invests principally in common stocks and employs a “passive management” approach designed to track the performance of the Index. As of February 28, 2013, a portion of the Index was concentrated in the financials sector and a portion of the Index was focused in the energy sector (including the oil, gas, and consumable fuels industry). The portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the portfolio’s cash position. The portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, concentration, convertible securities, credit, derivative instruments, focused investing, index strategy, interest rate, liquidity, market, other investment companies, securities lending, and value investing.

Underlying Fund: ING RussellTM Mid Cap Growth Index Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Midcap® Growth Index (“Index”).

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies which are, at the time of purchase, included in the Index, convertible securities that are convertible into stocks included in the Index, other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components, and exchange-traded funds. Under normal market conditions, the portfolio invests all, or substantially all of its assets in these securities. The portfolio invests principally in common stocks and employs a “passive management” approach designed to track the performance of the Index. As of February 28, 2013, a portion of the Index was concentrated in the consumer discretionary sector; and portions of the Index were focused in the industrials sector and the information technology sector. The portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the portfolio’s cash position. The portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, concentration, convertible securities, credit, derivative instruments, focused investing, growth investing, index strategy, interest rate, liquidity, market, mid-capitalization company, other investment companies, and securities lending.

Underlying Fund: ING RussellTM Mid Cap Index Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Midcap® Index (“Index”).

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies which are, at the time of purchase, included in the Index, convertible securities that are convertible into stocks included in the Index, other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components, and exchange-traded funds. Under normal market conditions, the portfolio invests all, or substantially all of its assets in these securities. The portfolio invests principally in common stocks and employs a “passive management” approach designed to track the performance of the Index. As of February 28, 2013, portions of the Index were focused in the consumer discretionary sector and the financials sector. The portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued) equity exposure to the portfolio’s cash position. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, convertible securities, credit, derivative instruments, focused investing, index strategy, interest rate, liquidity, market, mid-capitalization company, other investment companies, and securities lending.

Underlying Fund: ING RussellTM Small Cap Index Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell 2000® Index (“Index”).

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies which are, at the time of purchase, included in the Index, convertible securities that are convertible into stocks included in the Index, other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components, and exchange-traded funds. Under normal market conditions, the portfolio invests all, or substantially all of its assets in these securities. The portfolio invests principally in common stocks and employs a “passive management” approach designed to track the performance of the Index. As of February 28, 2013, portions of the Index were focused in the financials sector, the industrials sector, and the information technology sector. The portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the portfolio’s cash position. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, convertible securities, credit, derivative instruments, focused investing, index strategy, interest rate, liquidity, market, other investment companies, securities lending, and small-capitalization company.

Underlying Fund: ING U.S. Bond Index Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Barclays Capital U.S. Aggregate Bond Index (“Index”).

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in investment-grade debt instruments, rated at least A by Moody’s Investors Service, Inc. or at least A by Standard & Poor’s Ratings Services, or of comparable quality if unrated which are, at the time of purchase, included in the Index, derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components, and exchange-traded funds. Under normal market conditions, the portfolio invests all, or substantially all of its assets in these securities. To Be Announced purchase commitments (“TBA”) shall be deemed included in the Index upon entering into the contract for the TBA if the underlying securities are included in the Index. The portfolio maintains a weighted average effective duration within one year on either side of the duration of the Index, which generally ranges between 3.5 and 6 years. The portfolio may also invest in futures and other derivatives as a substitute for the sale or purchase of debt securities in the Index and to provide fixed-income exposure to the portfolio’s cash position. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued)

Main Risks: Credit, derivative instruments, index strategy, interest rate, investment model, liquidity, mortgage- and/or asset-backed securities, other investment companies, prepayment and extension, securities lending, and U.S. government securities and obligations.

Underlying Fund: ING U.S. Stock Index Portfolio

Investment Adviser: Directed Services LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Total return.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies included in the S&P 500® Index (“Index”) or equity securities of companies that are representative of the Index (including derivatives). The portfolio invests principally in common stocks and employs a “passive management” approach designed to track the performance of the Index, which is denominated by stocks of large U.S. companies. The portfolio usually attempts to replicate the target index by investing all, or substantially all, of its assets in stocks that make up the Index. The portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the portfolio’s cash position. In the event that the portfolio’s market value is $50 million or less, in order to replicate investment in stocks listed on the Index, the sub-adviser may invest the entire amount of the portfolio’s assets in index futures, in exchange-traded funds, or in a combination of index futures and exchange-traded funds, subject to any limitation on the portfolio’s investments in such securities. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Main Risks: Company, derivative instruments, index strategy, liquidity, market, other investment companies, and securities lending.

Unaffiliated Underlying Funds

Underlying Fund: iShares® MSCI Emerging Markets Index Fund

Investment Adviser: BlackRock Fund Advisors

Investment Objective: The fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Emerging Markets IndexSM (“Index”).

Main Investments: The Index is designed to measure equity market performance in the global emerging markets. Components primarily include energy, financial, information technology, and materials companies. The components of the Index, and the degree to which these components represent certain industries, may change over time.The adviser uses a “passive” or indexing approach to try to achieve the fund’s investment objective. Unlike many investment companies, the fund does not try to beat the Index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued. Indexing may eliminate the chance that the fund will substantially outperform the Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies. The fund generally invests at least 90% of its assets in the securities of the Index and in depositary receipts representing securities in the Index. The fund invests all of its assets that are invested in India in a wholly-owned subsidiary located in the Republic of Mauritius. The fund may invest the remainder of its assets in other securities, including securities not in the Index but which the adviser believes will help the fund track the Index, an in other investments, including futures contracts, options on futures contracts, other types of options and swaps related to the Index, as well as cash and cash equivalents, including shares of money market funds advised by the adviser or its affiliates. The adviser uses a representative sampling indexing strategy to manage the fund. The fund may lend securities up to one-third of the value of the fund’s total assets (including the value of the collateral received).

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued)

Representative Sampling: Representative sampling is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Index. The fund may or may not hold all of the securities in the Index.

Industry Concentration Policy: The fund will concentrate its investments ( i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by the U.S. government securities are not considered to be issued by members of any industry.

Main Risks: Company, concentration, currency, derivative instruments, foreign investments/developing and emerging markets, index strategy, issuer non-diversification, liquidity, market, market capitalization, other investment companies, and securities lending.

Underlying Fund: SPDR® Barclays Capital High Yield Bond ETF

Investment Adviser: SSgA Fund Management, Inc.

Investment Objective: Seeks investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the U.S. high yield corporate bond market.

Main Investments: The fund invests substantially all, but at least 80%, of its total assets in the securities comprising the Barclays Capital High Yield Very Liquid Index (“Index”) or in securities that are substantially identical to the economic characteristics of the securities that comprise the Index. In addition, the fund may invest in debt securities that are not included in the Index, cash and cash equivalents, or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the adviser). The Index is designed to measure the performance of publicly issued U.S. dollar denominated high-yield corporate bonds with above-average liquidity. High-yield securities are generally rated below investment-grade and are commonly referred to as “junk bonds”. The Index includes publicly issued U.S. dollar denominated, non-investment-grade, fixed-rate, taxable corporate bonds that have a remaining maturity of at least 1 year, regardless of optionality, are rated high-yield (Ba1/BB+/BB+ or below) using the middle rating of Moody’s Investors Service, Inc., Fitch Inc., or Standard & Poor’s, Inc., respectively, and have $600 million or more of outstanding face value. Only the largest issue of each issuer with a maximum age of three years can be included in the Index. In addition, securities must be registered or issued under Rule 144A of the Securities Act of 1933, as amended. Original issue zero-coupon bonds, step-up coupons, and coupons that change according to a predetermined schedule are also included. The Index includes only corporate sectors. The corporate sectors are industrial, utility, and financial institutions. Excluded from the Index are non-corporate bonds, structured notes with embedded swaps or other special features, private placements, bonds with equity-type features ( e.g .., warrants, convertibility), floating-rate issues, eurobonds, defaulted bonds, payment in kind securities and emerging market bonds.

Main Risks: Credit, derivative instruments, high-yield securities, index strategy, interest rate, issuer non-diversification, and over-the-counter investments.

Underlying Fund: Vanguard FTSE Emerging Markets ETF (formerly, Vanguard MSCI Emerging Markets ETF)

Investment Adviser: The Vanguard Group, Inc.

Investment Objective: Seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in emerging market countries.

Main Investments: The fund employs a “passive management” - or indexing - investment approach by investing substantially all (normally about 95%) of its assets in the common stocks included in the FTSE Emerging Transition Index (which is a dynamic index that represents the components of the FTSE Emerging Index plus South Korean equity exposure), while employing a form of sampling to reduce risk. The FTSE Emerging Transition Index includes approximately 795 common stocks of companies located in emerging markets around the world.

Main Risks: Company, currency, foreign investments/developing and emerging markets, index strategy, liquidity, market, and market capitalization.

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued)

MORE INFORMATION ABOUT PRINCIPAL RISKS THAT APPLY ONLY TO THE UNDERLYING FUNDS

The following are principal risks that apply only to the Underlying Funds:

Concentration in Banking Industry.  As a result of an Underlying Fund “concentrating,” as that term is defined in the 1940 Act, its assets in securities related to a particular industry, the Underlying Fund may be subject to greater market fluctuations than a fund that has securities representing a broader range of investment alternatives. If securities of the particular industry as a group fall out of favor, an Underlying Fund could underperform funds that have greater industry diversification. When an Underlying Fund is concentrated in the banking industry, the risks include, but are not limited to, credit risk, interest rate risk, and regulatory risk. Banks and other financial institutions can be affected by such factors as downturns in the U.S. and foreign economies, the deterioration or failure of other financial institutions, and changes in banking or securities regulations. Changes in legislation in past years have increased competition in the industry. Interest rate changes can have a significant impact on the banking industry, particularly on banks that face exposure to credit losses.

Concentration in Natural Resources Industry.  As a result of an Underlying Fund “concentrating,” as that term is defined in the 1940 Act, its assets in securities related to a particular industry, an Underlying Fund may be subject to greater market fluctuations than a fund that has securities representing a broader range of investment alternatives. If securities of the particular industry as a group fall out of favor, an Underlying Fund could underperform funds that have greater industry diversification. Securities of companies involved in natural resources may be subject to broad price fluctuations, reflecting volatility of energy and basic materials’ prices and possible instability of supply of various natural resources. In addition, some companies may be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazards associated with natural resources, such as fire, drought, and increased regulatory and environmental costs. The production and marketing of natural resources may be affected by action and changes in governments.

Concentration in Technology Sector.  As a result of an Underlying Fund “concentrating,” as that term is defined in the 1940 Act, its assets in securities related to a particular industry, an Underlying Fund may be subject to greater market fluctuations than a fund that has securities representing a broader range of investment alternatives. If securities of the particular industry as a group fall out of favor, an Underlying Fund could underperform funds that have greater industry diversification. Some of the risks of investing in companies in the technology sector are that they may face special risks that their products or services may not prove to be commercially successful. Technology related companies are also strongly affected by worldwide scientific or technological developments. As a result, technology companies may be vulnerable to obsolescence of existing technology, expired patents, short product cycles, price competition, market saturation and new market entrants. Many technology companies are smaller companies that may have limited business lines and limited financial resources, making them highly vulnerable to business and economic risks. Such companies are also often subject to governmental regulation and may, therefore, be adversely affected by governmental policies. Last, securities of companies involved in the technology sector may be subject to broad price fluctuations.

Convertible Securities.  Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.

The value of a convertible security will normally fluctuate in some proportion to changes in the value of the underlying security because of the conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying security. A convertible security may also provide income and be subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk. In the event the issuer of a convertible security is unable to meet its financial obligations, declares bankruptcy, or becomes insolvent, an Underlying Fund could lose money. An Underlying Fund may be forced to convert a convertible security before it otherwise would do so, which may decrease the Underlying Fund’s returns.

Focused Investing.  To the extent that an Underlying Fund invests a substantial portion of its assets in a particular industry, sector, market segment, or geographical area, its investments will be sensitive to developments in that industry, sector, market segment, or geographical area. An Underlying Fund assumes the risk that changing economic conditions; changing

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued) political or regulatory conditions; or natural and other disasters affecting the particular industry, sector, market segment, or geographical area in which the Underlying Fund focuses its investments could have a significant impact on its investment performance and could ultimately cause the Underlying Fund to underperform, or be more volatile than, other funds that invest more broadly.

Growth Investing.  Prices of growth stocks typically reflect high expectations for future company growth, and may fall quickly and significantly if investors suspect that actual growth may be less than expected. Growth companies typically lack any dividends that might cushion price declines. Growth stocks tend to be more volatile than value stocks, and may underperform the market as a whole over any given time period. Growth-oriented stocks typically sell at relatively high valuations as compared to other types of securities. Securities of growth companies may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth potential, they usually invest a high portion of earnings in their business, and they may lack the dividends of value stocks that can cushion stock prices in a falling market. The market may not favor growth-oriented stocks or may not favor equities at all. In addition, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth. Historically, growth-oriented stocks have been more volatile than value-oriented stocks.

Investment by Other Funds.  Various other mutual funds and/or funds-of-funds, including some ING funds, are allowed to invest in an Underlying Fund. In some cases, an Underlying Fund may serve as a primary or significant investment vehicle for a fund-of-fund. If the purchases, redemptions or rebalancing in these other funds result in large inflows or outflows of cash from the Underlying Fund, the Underlying Fund could be required to sell securities or invest cash at times, or in ways, that could hurt its performance, speed the realization of capital gains, or increase transaction costs. While it is very difficult to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, these transactions could also increase transaction costs or portfolio turnover. The adviser or sub-adviser will monitor transactions by the funds-of-funds and will attempt to minimize any adverse effects on an Underlying Fund and funds-of-funds as a result of these transactions. So long as an Underlying Fund accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

Investment Model.  Certain Underlying Funds invest based on a model implemented by the Underlying Fund’s manager. The manager’s proprietary model may not adequately address existing or unforeseen market factors or the interplay between such factors. The proprietary models used by an Underlying Fund’s manager to evaluate securities or securities markets are based on the manager’s understanding of the interplay of market factors and do not assure successful investment. The markets, or the price of individual securities, may be affected by factors not foreseen in developing the models.

Issuer Non-Diversification.  One or more of the Underlying Funds may be classified as a “non-diversified” investment company and, therefore, is subject to the risks of focusing investments in a small number of issuers, industries or foreign currencies, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Underlying Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than Underlying Funds that are “diversified.” Even though classified as non-diversified, an Underlying Fund may actually maintain a portfolio that is diversified with a large number of issuers. In such an event, the Underlying Fund would benefit less from appreciation in a single issuer than if it had greater exposure to that issuer.

Mid-Capitalization Company.  Investments in mid-capitalization companies may involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

Mortgage- and/or Asset-Backed Securities.  Defaults on or low credit quality or liquidity of the underlying assets of the asset-backed (including mortgage-backed) securities held by an Underlying Fund may impair the value of the securities. There may be limitations on the enforceability of any security interest granted with respect to those underlying assets. These securities also present a higher degree of prepayment and extension risk and interest rate risk than do other types of fixed-income securities. Because of prepayment risk and extension risk, small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain asset-backed securities. The value of longer-term securities generally changes more in response to changes in interest rates than shorter term securities.

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued)

During an economic downturn, the mortgages, commercial or consumer loans, trade or credit card receivables, installment purchase obligations, leases, or other debt obligations underlying an asset-backed security may experience an increase in defaults as borrowers experience difficulties in repaying their loans which may cause the valuation of such securities to be more volatile and may reduce the value of such securities. These risks are particularly heightened for investments in asset-backed securities that contain sub-prime loans which are loans made to borrowers with weakened credit histories and often have higher default rates.

Over-the-Counter Investments.  Investments purchased over-the-counter (“OTC”), including securities and derivatives, can involve greater risks than securities traded on recognized stock exchanges. OTC securities are generally securities of smaller or newer companies that may have limited product lines and markets compared to larger companies. They also can have less management depth, more reliance on key personnel, and less access to capital and credit. OTC securities tend to trade less frequently and in lower volume, and as a result have greater liquidity risk. Many of the protections afforded to participants on some organized exchanges, such as the performance guarantee of an exchange clearing house, are not available in connection with OTC derivatives transactions. Additionally, OTC investments are generally purchased either directly from a dealer or in negotiated transactions with the issuer and as such may expose an Underlying Fund to counterparty risk.

Prepayment and Extension.  Prepayment risk is the risk that principal on mortgages or other loan obligations underlying a security may be repaid prior to the stated maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. Extension risk is the risk that an issuer will exercise its right to repay principal on an obligation held by an Underlying Fund later than expected, which may decrease the value of the obligation and prevent an Underlying Fund from investing expected repayment proceeds in securities paying yields higher than the yields paid by the securities that were expected to be repaid.

Securities Lending.  Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that an Underlying Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that an Underlying Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

To generate additional income, an Underlying Fund may lend securities to financial institutions that are believed to be creditworthy by its adviser. When lending securities, an Underlying Fund will receive cash or U.S. government securities as collateral.

When an Underlying Fund lends its securities, it is responsible for investing the cash it receives as collateral from the borrower, and an Underlying Fund could incur losses in connection with the investment of such collateral, often referred to as “investment risk.” An Underlying Fund will minimize investment risk by limiting the investment of cash collateral to high quality instruments of short maturity.

An Underlying Fund may also lose money from the failure of a borrower to return a borrowed security in a timely manner, often referred to as “borrower default risk.” In the event of a borrower default, an Underlying Fund will be protected to the extent an Underlying Fund is able to exercise its rights in the collateral promptly and the value of such collateral is sufficient to purchase replacement securities. In addition, an Underlying Fund will be protected by its securities lending agent, which has agreed to indemnify the portfolio from losses resulting from borrower default.

Small-Capitalization Company.  Investments in small-capitalization companies may involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volume typical on a national securities exchange.

U.S. Government Securities and Obligations.  U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored enterprises. U.S. government securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. Some U.S. government securities are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. These include direct obligations of the U.S. Treasury such as U.S. Treasury notes, bills and bonds, as well as indirect obligations including certain securities of the Government National Mortgage Association, the Small Business Administration, and the Farmers Home Administration, among others. Other U.S. government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury, including certain securities of the Federal Financing Bank, the Federal Home Loan Bank, and the U.S. Postal Service. Still other agencies and instrumentalities

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued) are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. government. These include securities issued by the Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation, and the Federal Farm Credit Bank, among others. Consequently, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. No assurance can be given that the U.S. government would provide financial support to such agencies if it is not obligated to do so by law. U.S. government securities may be subject to varying degrees of credit risk and all U.S. government securities may be subject to price declines due to changing interest rates. Securities directly supported by the full faith and credit of the U.S. government have less credit risk.

Value Investing.  Securities that appear to be undervalued may never appreciate to the extent expected. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings and industrial production. The sub-adviser may be wrong in its assessment of a company’s value and the securities an Underlying Fund holds may not reach their full values. A particular risk of an Underlying Fund’s value approach is that some holdings may not recover and provide the capital growth anticipated or a security judged to be undervalued may actually be appropriately priced. The market may not favor value-oriented securities and may not favor equities at all. During those periods, an Underlying Fund’s relative performance may suffer.

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PORTFOLIO HOLDINGS INFORMATION

Portfolio Holdings Information

A description of each Portfolio’s policies and procedures regarding the release of portfolio holdings information is available in the Portfolios’ SAI. Portfolio holdings information can be reviewed online at www.INGInvestment.com.

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MANAGEMENT OF THE PORTFOLIOS

The Investment Adviser

DSL, a Delaware limited liability company, serves as the investment adviser to each of the Portfolios. DSL has overall responsibility for the management of the Portfolios. DSL provides or oversees all investment advisory and portfolio management services for the Portfolios and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. DSL is registered with the SEC as an investment adviser and with Financial Industry Regulatory Authority (“FINRA”) as a broker-dealer.

The Adviser is an indirect, wholly-owned subsidiary of ING U.S., Inc. (“ING U.S.”). ING U.S. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries. As of the date of this Prospectus, ING U.S. is a wholly-owned subsidiary of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin, with operations in more than 40 countries.

In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including ING U.S., before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep must divest at least 25% of ING U.S. by the end of 2013, more than 50% by the end of 2014, and the remaining interest by the end of 2016 (such divestment, the “Separation Plan”).

On November 9, 2012, ING U.S. filed a Registration Statement on Form S-1 (the “Form S-1”) with the U.S. Securities and Exchange Commission (“SEC”) to register an initial public offering of ING U.S. common stock (the “IPO”). Following an IPO, ING Groep would likely continue to own a majority of the common stock of ING U.S. Subsequent to an IPO, ING Groep would likely sell its controlling ownership interest in ING U.S. over time. While the base case for the Separation Plan is the IPO, all options remain open and it is possible that ING Groep’s divestment of ING U.S. may take place by means of a sale to a single buyer or group of buyers. Notwithstanding the filing of the Form S-1, there can be no assurance that the IPO will occur.

It is anticipated that one or more of the transactions contemplated by the Separation Plan would result in the automatic termination of the existing advisory and sub-advisory agreements under which the Adviser and sub-adviser(s) provide services to each Portfolio. In order to ensure that the existing investment advisory and sub-advisory services can continue uninterrupted, the Board approved new advisory and sub-advisory agreements for the Portfolios, as applicable, in connection with the IPO. In addition, shareholders of ING Index Solution 2020 Portfolio, ING Index Solution 2030 Portfolio, ING Index Solution 2040 Portfolio, and ING Index Solution 2050 Portfolio, approved the new investment advisory and sub-advisory agreements prompted by the IPO, as well as any future advisory and sub-advisory agreements prompted by the Separation Plan that are approved by the Board and whose terms are not be materially different from the current agreements. This means that shareholders may not have another opportunity to vote on a new agreement with the Adviser or an affiliated sub-adviser even if they undergo a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of ING U.S.

On March 18, 2013, shareholders of ING Index Solution Income Portfolio, ING Index Solution 2015 Portfolio, ING Index Solution 2025 Portfolio, ING Index Solution 2035 Portfolio; ING Index Solution 2045 Portfolio and ING Index Solution 2055 Portfolio were sent a proxy statement asking them to approve new investment advisory and sub-advisory agreements prompted by the IPO, as well as any future advisory and sub-advisory agreements prompted by the Separation Plan that are approved by the Board and whose terms are not be materially different from the current agreements. If this proposal is approved, shareholders may not have another opportunity to vote on a new agreement with the Adviser or an affiliated sub-adviser even if they undergo a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of ING U.S.

The Separation Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of ING U.S. and its subsidiaries, including the Adviser and affiliated entities that provide services to the Portfolios, and may cause, among other things, interruption of business operations or services, diversion of management’s attention from day-to-day operations, reduced access to capital, and loss of key employees or customers. The completion of the Separation Plan is expected to result in the Adviser’s loss of access to the resources of ING Groep, which could adversely

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MANAGEMENT OF THE PORTFOLIOS  (continued) affect its business. It is anticipated that ING U.S., as a stand-alone entity, may be a publicly held U.S. company subject to the reporting requirements of the Securities Exchange Act of 1934 as well as other U.S. government and state regulations, and subject to the risk of changing regulation.

During the time that ING Groep retains a majority interest in ING U.S., circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep by European and other authorities, may also affect ING U.S. A failure to complete the Separation Plan could create uncertainty about the nature of the relationship between ING U.S. and ING Groep, and could adversely affect ING U.S. and the Adviser and its affiliates. Currently, the Adviser and its affiliates do not anticipate that the Separation Plan will have a material adverse impact on their operations or the Portfolios and their operations.

DSL’s principal office is located at 1475 Dunwoody Drive, West Chester, PA 19380. As of December 31, 2012, DSL managed approximately $42.1 billion in registered investment company assets.

Management Fees

DSL receives an annual fee for its advisory services to the Portfolios based on the average daily net assets of each of the Portfolios.

The following table shows the aggregate annual management fee paid by each Portfolio for the most recent fiscal year as a percentage of that Portfolio’s average daily net assets.

Management Fees
ING Index Solution Income Portfolio[1]	0.10%
ING Index Solution 2015 Portfolio[1]	0.10%
ING Index Solution 2020 Portfolio[2]	0.10%
ING Index Solution 2025 Portfolio[1]	0.10%
ING Index Solution 2030 Portfolio[2]	0.10%
ING Index Solution 2035 Portfolio[1]	0.10%
ING Index Solution 2040 Portfolio[2]	0.10%
ING Index Solution 2045 Portfolio[1]	0.10%
ING Index Solution 2050 Portfolio[2]	0.10%
ING Index Solution 2055 Portfolio[1]	0.10%

1	On March 18, 2013, shareholders of the Portfolio were sent a proxy statement, which asked shareholders to approve a revision to each Portfolio’s Management Fee structure from 0.10% of the Portfolio’s average daily net assets to a “bifurcated” fee structure (the “Amended Fee Structure”), which would modify the fees payable to the Adviser as follows: 0.10% of the Portfolio’s average daily net assets invested in Underlying Funds within the ING Funds complex; and 0.30% of the Portfolio’s average daily net assets in direct investments which include, but are not limited to, exchange-traded funds; securities issued by non-investment company issuers, such as operating companies; and derivative instruments. There is no guarantee that shareholders will approve the Amended Fee Structure, in which case the Portfolio will continue to operate under the current fee structure. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Portfolio’s Prospectus which will be available on the Portfolio’s website at ww.INGFunds.com/vp/literature.

2	Effective April 30, 2013, each Portfolio’s Management Fee was revised to a “bifurcated fee” structure as follows: 0.10% of the Portfolio’s average daily net assets invested in Underlying Funds within the ING Funds complex; and 0.30% of the Portfolio’s average daily net assets in direct investments which include, but are not limited to, exchange-traded funds; securities issued by non-investment company issuers, such as operating companies; and derivative instruments.

For information regarding the basis for the Board’s approval of the investment advisory relationships, please refer to the Portfolios’ annual shareholder report dated December 31, 2012. For information regarding the basis for the Board’s approval of the investment sub-advisory relationships, please refer to the Portfolios’ semi-annual shareholder report to be dated June 30, 2013.

The Adviser may act as a “manager-of-managers” for the Portfolios and may engage one or more sub-advisers to provide day to day management of the Portfolios. The Adviser may delegate to a sub-adviser the responsibility for investment management, subject to the Adviser’s oversight. The Adviser would be responsible for monitoring the investment program and performance of any sub-adviser of the Portfolios.

From time to time, the Adviser may also recommend the appointment of additional sub-advisers or replacement of non-affiliated sub-advisers to the Portfolios’ Board. It is not expected that DSL would normally recommend replacement of an affiliated sub-adviser as part of its oversight responsibilities. The Portfolios and the Adviser have received exemptive relief from the SEC to permit the Adviser, with the approval of Portfolios’ Board, to appoint an additional non-affiliated sub-adviser or

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MANAGEMENT OF THE PORTFOLIOS  (continued) to replace an existing sub-adviser with a non-affiliated sub-adviser, as well as change the terms of a contract with a non-affiliated sub-adviser, without submitting the contract to a vote of Portfolios’ shareholders. The Portfolios will notify shareholders of any change in the identity of a sub-adviser of the Portfolios, the addition of a sub-adviser to the Portfolios, or any change in the terms of a contract with a non-affiliated sub-adviser. In this event, the names of the Portfolios and their investment strategies may also change.

ING Investment Management Co. LLC

ING Investment Management Co. LLC (“ING IM,” “Sub-Adviser,” or “Consultant”), a Delaware limited liability company, was founded in 1972 and is registered with the SEC as an investment adviser. ING IM is an indirect, wholly-owned subsidiary of ING U.S. and is an affiliate of ING Investments. ING IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. As noted earlier in the section of the Prospectus entitled “Key Portfolio Information,” ING IM serves as the Sub-Adviser for those Portfolios identified as the “Sub-Advised Portfolios” and as a Consultant for those Portfolios identified as the “Consultant Portfolios.” The principal office of ING IM is located at 230 Park Avenue, New York, New York 10169. As of December 31, 2012, ING IM managed approximately $66.3 billion in assets.

As the Consultant, ING IM provides strategic and tactical asset allocation services to the Consultant Portfolios. The Adviser has set up an Investment Committee that reviews the allocations of each Consultant Portfolio’s assets. The Investment Committee considers the annual recommendations of the Consultant, reviews their basis for arriving at these recommendations and determines the asset allocations for each Consultant Portfolio. The Investment Committee is responsible for the day-to-day management of each Consultant Portfolio. No member of the Investment Committee is solely responsible for making recommendations for portfolio purchases and sales or asset allocation recommendations. On March 18, 2013, shareholders of the Consultant Portfolios were sent a proxy statement, which asked shareholders to approve the appointment of ING IM as the Sub-Adviser. If shareholders approve this proposal, ING IM will become the Sub-Adviser to the Consultant Portfolios; however, the individuals listed as members of the Investment Committee will continue to be responsible for the day-to-day management of the Consultant Portfolios. Information regarding the outcome of the shareholder vote on the proxy statement will be provided in a Supplement to the Prospectus which will be available on the Consultant Portfolios’ website at www.INGFunds.com/vp/literature.

The following individuals are jointly responsible for the day-to-day management of all the Portfolios either as Portfolio Managers or Investment Committee Members:

Heather Hackett, CFA, Vice President, and Portfolio Manager/Committee Member, has been with ING IM since 2005 and is primarily responsible for outcome-oriented asset allocation products and customized portfolios for clients. She joined ING IM in 2005 as a portfolio specialist supporting the international equity and asset allocation teams. Prior to joining ING IM, Ms. Hackett was an analyst in the consulting group of Smith Barney.

Halvard Kvaale, CIMA, and Portfolio Manager/Committee Member, as well as Head of ING IM’s Manager Research and Selection within the Multi-Asset Strategies and Solutions Group, has been with ING since August 2012. Prior to joining ING, Mr. Kvaale was with Morgan Stanley Smith Barney Consulting Group from 2006 to 2012, most recently as managing director and head of their portfolio advisory services group. Prior to that, he served as the head of global manager research and fee-based advisory solutions at Deutsche Bank, and at Prudential Investments he managed the third party Consulting Programs as well as running the Investment Management Analysis Unit and the Senior Consulting Group.

Paul Zemsky, CFA, Portfolio Manager/Committee Member, and Chief Investment Officer of ING IM’s Multi-Asset Strategies. He joined ING IM in 2005 as head of derivative strategies.

Additional Information Regarding the Portfolio Managers/Committee Members

The SAI provides additional information about each portfolio manager’s/committee member’s compensation, other accounts managed by each portfolio manager/committee member, and each portfolio manager’s/committee member’s ownership of securities in the Portfolios.

Consulting Fee

The Adviser, not the Consultant Portfolios, pays the Consultant a consulting fee of 0.03%, based on the aggregated assets of the Consultant Portfolios’ average daily net assets.

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MANAGEMENT OF THE PORTFOLIOS  (continued)

The Administrator

ING Funds Services, LLC (“Administrator”) serves as administrator to each Portfolio and receives an annual administrative services fee equal to 0.10% of each Portfolio’s average daily net assets.

The administrative services provided to each Portfolio includes acting as a liaison among the various service providers to the Portfolio, including the custodian, portfolio accounting agent, the Sub-Adviser/Consultant, and the insurance companies to which a Portfolio offers its shares. The Administrator also reviews the Portfolios for compliance with applicable legal requirements and monitors the Sub-Adviser/Consultant for compliance with requirements under applicable law and with the investment policies and restrictions of the Portfolios.

The Distributor

ING Investments Distributor, LLC (“Distributor”) is the principal underwriter and distributor of each Portfolio. It is a Delaware limited liability company with its principal offices at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258.

The Distributor is a member of the Financial Industry Regulatory Authority (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org or the Public Disclosure Hotline at 800-289-9999.

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HOW SHARES ARE PRICED

The net asset value (“NAV”) per share for each class of the Portfolios is determined each business day as of the close of regular trading (“Market Close”) on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The Portfolios are open for business every day the NYSE is open. The NYSE is closed on all weekends and on all national holidays and Good Friday. Portfolio shares will not be priced on those days. The NAV per share of each class of the Portfolios is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding.

The NAV of the Portfolios is based upon the NAVs of the Underlying Funds. In general, assets of the Underlying Funds are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services. Shares of investment companies held by the Underlying Funds will generally be valued at the latest NAV reported by that investment company. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when the Portfolios’ or an Underlying Fund’s NAV is not calculated. As a result, the NAV of the Portfolios or an Underlying Fund may change on days when shareholders will not be able to purchase or redeem the Portfolios’ shares. When market quotations are not available or are deemed unreliable, a sub-adviser to an Underlying Fund will use a fair value for an asset that is determined in accordance with procedures adopted by an Underlying Fund’s board. The types of assets for which such fair value pricing might be required include, but are not limited to:

  Foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades likely would have changed by the time of the close of the NYSE, or the closing value is otherwise deemed unreliable;
  Securities of an issuer that has entered into a restructuring;
  Securities whose trading has been halted or suspended;
  Fixed-income securities that have gone into default and for which there are no current market value quotations; and
  Securities that are restricted as to transfer or resale.

Each Underlying Fund’s adviser or sub-adviser may rely on the recommendations of a fair value pricing service approved by an Underlying Fund’s board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. Each Underlying Fund’s adviser or sub-adviser will make such determinations in good faith in accordance with procedures adopted by the Underlying Fund’s board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that an Underlying Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which an Underlying Fund determines its NAV per share. Please refer to the prospectus for each Underlying Fund for an explanation of the circumstances under which an Underlying Fund will use fair value pricing and the effect of fair value pricing.

When your Variable Contract or Qualified Plan is buying shares of a Portfolio, it will pay the NAV that is next calculated after the order from the Variable Contract Holder or Qualified Plan Participant is received in proper form. When the Variable Contract Holder or Qualified Plan Participant is selling shares, it will normally receive the NAV that is next calculated after the order form is received from the Variable Contract Holder or Qualified Plan participant in proper form. Investments will be processed at the NAV next calculated after an order is received and accepted by a Portfolio or its designated agent. In order to receive that day’s price, your order must be received by Market Close.

82

HOW TO BUY AND SELL SHARES

Each Portfolio’s shares may be offered to insurance company separate accounts serving as investment options under Variable Contracts, Qualified Plans outside the separate account context, custodial accounts, certain investment advisers and their affiliates in connection with the creation or management of the Portfolios, other investment companies and other investors as permitted by the diversification and other requirements of section 817(h) of the Internal Revenue Code of 1986, as amended (the “Code”) and the underlying U.S. Treasury Regulations. Certain Portfolios may not be available as investment options in your Variable Contract, through your Qualified Plan or other investment company. Please refer to the prospectus for the appropriate insurance company separate account, investment company or your plan documents for information on how to direct investments in, or redemptions from, an investment option corresponding to one of the Portfolios and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolios’ behalf.

The Portfolios currently do not foresee any disadvantages to investors if a Portfolio serves as an investment option for Variable Contracts and it offers its shares directly to Qualified Plans and other permitted investors. However, it is possible that the interest of owners of Variable Contracts, Qualified Plans and other permitted investors, for which a Portfolio serves as an investment option, might at some time be in conflict because of differences in tax treatment or other considerations. The Board directed the Adviser to monitor events to identify any material conflicts between Variable Contract owners, Qualified Plans and other permitted investors and would have to determine what action, if any, should be taken in the event of such conflict. If such a conflict occurred, an insurance company participating in the Portfolio might be required to redeem the investment of one or more of its separate accounts from the Portfolio or a Qualified Plan, investment company or other permitted investor might be required to redeem its investment, which might force the Portfolio to sell securities at disadvantageous prices. The Portfolios may discontinue sales to a Qualified Plan and require plan participants with existing investments in the Portfolio to redeem those investments if the Qualified Plan loses (or in the opinion of the Adviser, is at risk of losing) its Qualified Plan status.

The Portfolios reserve the right to suspend the offering of shares or to reject any specific purchase order. The Portfolios may suspend redemptions or postpone payments when the NYSE is closed or when trading is restricted for any reason or under emergency circumstances as determined by the SEC.

Distribution Plan and Shareholder Service Plan

Each Portfolio has a Plan of Distribution pursuant to Rule 12b-1 (“Distribution Plan”) in accordance with Rule 12b-1 under the 1940 Act for the Class T shares. Under the Distribution Plan, each Portfolio makes payment at an annual rate of 0.50% of the Portfolio’s average daily net assets attributable to its Class T shares. The Distributor has agreed to waive 0.05% of the distribution fees through May 1, 2014. These payments are made to the Distributor on an ongoing basis as compensation for services the Distributor provides and expenses it bears in connection with the marketing and other fees to support the sale and distribution of the Class T shares of the Portfolios. Because these fees are paid out of a Portfolio’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

In addition, each Portfolio has a Shareholder Service Plan (“Service Plan”) for its Class T shares. The Service Plan allows the Company to enter into shareholder servicing agreements with insurance companies, broker dealers (including the Adviser) and other financial intermediaries that provide shareholder and administrative services relating to Class T shares of the Portfolios and their shareholders. Under the Service Plan, each Portfolio makes payments at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to each of its Class T shares. These payments are made to the Distributor in connection with personal services rendered to Portfolio shareholders and the maintenance of shareholders’ accounts.

Portfolio	Class T
ING Index Solution Income	0.75%
ING Index Solution 2015	0.75%
ING Index Solution 2020	0.75%
ING Index Solution 2025	0.75%
ING Index Solution 2030	0.75%
ING Index Solution 2035	0.75%
ING Index Solution 2040	0.75%
ING Index Solution 2045	0.75%

83

HOW TO BUY AND SELL SHARES  (continued)
Portfolio	Class T
ING Index Solution 2050	0.75%
ING Index Solution 2055	0.75%

84

FREQUENT TRADING - MARKET TIMING

The Portfolios are intended for long-term investment and not as short-term trading vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not purchase shares of a Portfolio. Shares of the Portfolios are primarily sold through omnibus account arrangements with financial intermediaries, as investment options for Variable Contracts issued by insurance companies, and as investment options for Qualified Plans. Each Portfolio reserves the right, in its sole discretion and without prior notice, to reject, restrict, or refuse purchase orders whether directly or by exchange, including purchase orders that have been accepted by a financial intermediary or that a Portfolio determines not to be in the best interest of the Portfolio.

The Portfolios rely on the financial intermediaries to monitor frequent, short-term trading within a Portfolio by their customers. You should review the materials provided to you by your financial intermediary, including, in the case of a Variable Contract, the prospectus that describes the contract, or in the case of a Qualified Plan, the plan documentation, for its policies regarding frequent, short-term trading. The Portfolios seek assurances from the financial intermediaries that they have procedures adequate to monitor and address frequent, short-term trading. There is, however, no guarantee that the procedures of the financial intermediaries will be able to curtail frequent, short-term trading activity.

The Portfolios believe that market timing or frequent, short-term trading in any account, including a Variable Contract or Qualified Plan account, is not in the best interest of the Portfolios or their shareholders. Due to the disruptive nature of this activity, it can adversely impact the ability of the Adviser or the Sub-Adviser (if applicable) to invest assets in an orderly, long-term manner. Frequent trading can disrupt the management of the Portfolios and raise their expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; lost opportunity costs; and large asset swings that decrease a Portfolio’s ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on a Portfolio’s performance.

Because some Underlying Funds invest in foreign securities they may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time an Underlying Fund computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Underlying Fund’s current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Underlying Funds based on such pricing discrepancies. This is often referred to as “price arbitrage.” Such price arbitrage opportunities may also occur in Underlying Funds which do not invest in foreign securities. For example, if trading in a security held by an Underlying Fund is halted and does not resume prior to the time the Underlying Fund calculates its NAV, such “stale pricing” presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, Underlying Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Underlying Funds have adopted fair valuation policies and procedures intended to reduce the Underlying Funds’ exposure to price arbitrage, stale pricing and other potential pricing discrepancies; however, to the extent that an Underlying Fund does not immediately reflect these changes in market conditions, short-term trading may dilute the value of the Underlying Funds’ shares, which negatively affects long-term shareholders.

Although the policies and procedures known to the Portfolios that are followed by the financial intermediaries that use the Portfolios and the monitoring by the Portfolios are designed to discourage frequent, short-term trading, none of these measures can eliminate the possibility that frequent, short-term trading activity in the Portfolios will occur. Moreover, decisions about allowing trades in the Portfolios may be required. These decisions are inherently subjective, and will be made in a manner that is in the best interest of a Portfolio’s shareholders.

85

PAYMENTS TO FINANCIAL INTERMEDIARIES

ING mutual funds may be offered as investment options in Variable Contracts issued by affiliated and non-affiliated insurance companies and in Qualified Plans. Fees derived from a Portfolio’s Distribution and/or Service Plans (if applicable) may be paid to insurance companies, broker-dealers and companies that service Qualified Plans for selling the Portfolio’s shares and/or for servicing shareholder accounts. In addition, a Portfolio’s Adviser, Distributor, Administrator or their affiliated entities, out of their own resources and without additional cost to the Portfolio or its shareholders, may pay additional compensation to these insurance companies, broker-dealers, or companies that service Qualified Plans. The Adviser, Distributor, Administrator, or affiliated entities of a Portfolio may also share their profits with affiliated insurance companies or other ING entities through inter-company payments.

For non-affiliated insurance companies and Qualified Plans, payments from a Portfolio’s Distribution and/or Service Plans (if applicable) as well as payments (if applicable) from the Portfolio’s Adviser and/or Distributor generally are based upon an annual percentage of the average net assets held in the Portfolio by those companies. A Portfolio’s Adviser and Distributor may make payments for administrative, record keeping, or other services that insurance companies or Qualified Plans provide to facilitate investment in the Portfolio. These payments as well as payments from a Portfolio’s Distribution and/or Service Plans (if applicable) may also provide incentive for insurance companies or Qualified Plans to make the Portfolio available through Variable Contracts or Qualified Plans, and thus they may promote the distribution of the shares of the Portfolio.

As of the date of this Prospectus, the Distributor has entered into agreements with the following non-affiliated insurance companies: Zürich Kemper Life Insurance Company; Symetra Life Insurance Company; and First Fortis Life Insurance Company. Fees payable under these agreements are at annual rates that range from 0.15% to 0.25%. This is computed as a percentage of the average aggregate amount invested in a Portfolio by Variable Contract holders through the relevant insurance company’s Variable Contracts.

The insurance companies issuing Variable Contracts or Qualified Plans that use a Portfolio as investment options may also pay fees to third parties in connection with distribution of the Variable Contracts and for services provided to Variable Contract owners. Entities that service Qualified Plans may also pay fees to third parties to help service the Qualified Plans or the accounts of their participants. A Portfolio, the Adviser, and the Distributor are not parties to these arrangements. Variable Contract owners should consult the prospectus and statement of additional information for their Variable Contracts for a discussion of these payments and should consult with their agent or broker. Qualified Plan participants should consult with their pension servicing agent.

Ultimately, the agent or broker selling the Variable Contract to you could have a financial interest in selling you a particular product to increase the compensation they receive. Please make sure you read fully each prospectus and discuss any questions you have with your agent or broker.

86

DIVIDENDS, DISTRIBUTIONS, AND TAXES

Dividends and Distributions

Each Portfolio declares and pays dividends from net investment income at least annually. Each Portfolio will also pay distributions from net realized capital gains, reduced by available capital losses, at least annually. All dividends and capital gain distributions will be automatically reinvested in additional shares of the Portfolios at the NAV of such shares on the payment date unless a participating insurance company’s separate account is permitted to hold cash and elects to receive payment in cash. From time to time, a portion of a Portfolio’s distributions may constitute a return of capital.

To comply with federal tax regulations, the Portfolios may also pay an additional capital gains distribution.

Tax Matters

Holders of Variable Contracts should refer to the prospectus for their contracts for information regarding the tax consequences of owning such contracts and should consult their tax advisers before investing.

Each Portfolio intends to qualify as a regulated investment company (“RIC”) for federal income tax purposes by satisfying the requirements under Subchapter M of the Code, including requirements with respect to diversification of assets, distribution of income and sources of income. As a RIC, a Portfolio generally will not be subject to tax on its net investment company taxable income and net realized capital gains that it distributes to its shareholders.

Each Portfolio also intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for Variable Contracts so that owners of these contracts should not be subject to federal tax on distributions of dividends and income from a Portfolio to the insurance company’s separate accounts.

Since the sole shareholders of the Portfolios will be separate accounts or other permitted investors, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the policies, see the attached prospectus for the policy.

See the SAI for further information about tax matters.

THE TAX STATUS OF YOUR INVESTMENT IN A PORTFOLIO DEPENDS UPON THE FEATURES OF YOUR VARIABLE CONTRACT. FOR FURTHER INFORMATION, PLEASE REFER TO THE PROSPECTUS FOR THE VARIABLE CONTACT.

87

INDEX DESCRIPTIONS

The Barclays Capital U.S. Aggregate Bond (“BCAB”) Index is a widely recognized, unmanaged index of publicly issued, investment-grade U.S. Government, mortgage-backed, asset-backed, and corporate debt securities.

The Barclays Capital High Yield Very Liquid Index includes publicly issued U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bonds that have a remaining maturity of at least one year, regardless of optionality, are rated high-yield (Ba1/BB+/BB+ or below) using the middle rating of Moody’s, S&P, and Fitch, respectively (before July 1, 2005, the lower of Moody’s and S&P was used), and have $600 million or more of outstanding face value.

EURO STOXX 50® Index is Europe’s leading Blue-Chip index for the Eurozone, provides a Blue-Chip representation of supersector leaders in the Eurozone. The index covers 50 stocks from 12 Eurozone countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal, and Spain.

The Financial Times Stock Exchange (“FTSE”) 100 Index® is a share index of the 100 most capitalized United Kingdom companies listed on the London Stock Exchange.

The FTSE Emerging index is a market-capitalization weighted index representing the performance of around 850 large and mid cap companies in 22 emerging markets. The index is derived from the FTSE Global Equity Index Series.

The Hang Seng Index (“HSI”) is a freefloat-adjusted market capitalization-weighted stock market index in Hong Kong. It is used to record and monitor daily changes of the largest companies of the Hong Kong stock market.

The MSCI Emerging Markets IndexSM is an unmanaged index that measures the performance of securities listed on exchanges in developing nations throughout the world.

The MSCI - Europe, Australasia, and Far East® (“MSCI EAFE® ”) Index is an unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia, and the Far East.

The Russell 2000® Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000® Index. The Russell 3000® Index is an unmanaged index that measures the performance of 3,000 U.S. companies based on total market capitalization.

The Russell Midcap® Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000® Index.

The Russell Midcap® Growth Index is an unmanaged index that measures the performance of those companies included in the Russell Midcap® Index with relatively higher price-to-book ratio and higher forecasted growth values.

Russell Top 200 Index® is an unmanaged index that measures the performance of the 200 largest companies in the Russell 1000® Index, which together represent approximately 69% of the total market capitalization of the Russell 1000® Index.

The Russell Top 200® Growth Index measures the performance of the especially large cap segment of the U.S. equity universe represented by stocks in the largest 200 by market cap that exhibit growth characteristics. It includes Russell Top 200 Index companies with higher price-to-book ratios and higher growth values.

The Russell Top 200® Value Index measures the performance of the especially large cap segment of the U.S. equity universe represented by stocks in the largest 200 by market cap that exhibit value characteristics. It includes Russell Top 200 companies with lower price-to-book ratios and lower forecasted growth values.

The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

The Standard and Poor’s (“S&P”) Target Date Retirement Income Index seeks to represent asset allocations which target an immediate retirement horizon.

The Standard and Poor’s (“S&P”) Target Date 2015 Index seeks to represent the market consensus for asset allocations which target an approximate 2015 retirement horizon.

The Standard and Poor’s (“S&P”) Target Date 2020 Index seeks to represent the market consensus for asset allocations which target an approximate 2020 retirement horizon.

The Standard and Poor’s (“S&P”) Target Date 2025 Index seeks to represent the market consensus for asset allocations which target an approximate 2025 retirement horizon.

88

INDEX DESCRIPTIONS  (continued)

The Standard and Poor’s (“S&P”) Target Date 2030 Index seeks to represent the market consensus for asset allocations which target an approximate 2030 retirement horizon.

The Standard and Poor’s (“S&P”) Target Date 2035 Index seeks to represent the market consensus for asset allocations which target an approximate 2035 retirement horizon.

The Standard and Poor’s (“S&P”) Target Date 2040 Index seeks to represent the market consensus for asset allocations which target an approximate 2040 retirement horizon.

The Standard and Poor’s Target Date (“S&P”) Target Date 2045 Index seeks to represent the market consensus for asset allocations which target an approximate 2045 retirement horizon.

The Tokyo Stock Price (“TOPIX”) Index® is a capitalization-weighted index of all firms that are considered to be under the large firms or “first section” on the Tokyo Stock Exchange.

89

FINANCIAL HIGHLIGHTS

The following financial highlights are intended to help you understand each Portfolio’s Class T shares’ financial performance for the past five years or, if shorter, the period of the share class’ operations. Certain information reflects financial results for a single share. The total returns represent the rate that an investor would have earned (or lost) on an investment in a share of the Portfolios (assuming reinvestment of all dividends and distributions). This information has been derived from the Portfolios’ financial statements that were audited by KPMG LLP, an independent registered public accounting firm. The report of KPMG LLP, along with the financial statements included in the annual shareholder report dated December 31, 2012, are incorporated herein by reference.

90

FINANCIAL HIGHLIGHTS  (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments, if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(4)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING Index Solution Income Portfolio
Class T
12-31-12	10.46	0.16	0.68	0.84	0.23	0.38	—	0.61	—	10.69	8.09	0.96	0.82	0.82	1.53	3	45
12-31-11	10.78	0.13	0.08	0.21	0.21	0.32	—	0.53	—	10.46	2.20	0.87	0.82	0.82	1.19	3	78
12-31-10	10.21	0.20	0.53	0.73	0.06	0.10	—	0.16	—	10.78	7.16	0.87	0.82	0.82	1.95	3	45
12-31-09	9.23	0.08	0.90	0.98	—	0.00*	—	—	—	10.21	10.66	0.87	0.82	0.82	0.79	3	51
03-10-08(5) - 12-31-08	10.00	0.11	(0.88)	(0.77)	—	—	—	—	—	9.23	(7.70)	0.87	0.82	0.82	1.47	3	50
ING Index Solution 2015 Portfolio
Class T
12-31-12	9.93	0.15	0.80	0.95	0.14	0.31	—	0.45	—	10.43	9.74	0.96	0.82	0.82	1.45	3	46
12-31-11	10.46	0.11	(0.10)	0.01	0.15	0.39	—	0.54	—	9.93	0.38	0.87	0.82	0.82	1.10	3	90
12-31-10	9.76	0.20	0.60	0.80	0.00*	0.10	—	0.10	—	10.46	8.31	0.87	0.82	0.82	2.05	3	49
12-31-09	8.41	0.02	1.33	1.35	—	0.00*	—	—	—	9.76	16.07	0.87	0.82	0.82	0.21	3	28
03-10-08(5) - 12-31-08	10.00	0.09	(1.68)	(1.59)	—	—	—	—	—	8.41	(15.90)	0.87	0.82	0.82	1.12	3	39
ING Index Solution 2020 Portfolio
Class T
12-31-12	10.75	0.15	1.01	1.16	0.01	0.52	—	0.53	—	11.38	10.88	58.71	0.82	0.82	1.34	3	61
10-03-11(5) - 12-31-11	10.00	0.00*	0.75	0.75	—	—	—	—	—	10.75	7.50	0.87	0.82	0.82	0.18	3	41
ING Index Solution 2025 Portfolio
Class T
12-31-12	9.55	0.14	1.04	1.18	0.08	0.26	—	0.34	—	10.39	12.54	0.96	0.82	0.82	1.34	3	39
12-31-11	10.37	0.10	(0.34)	(0.24)	0.11	0.47	—	0.58	—	9.55	(1.93)	0.87	0.82	0.82	0.97	3	95
12-31-10	9.36	0.18	0.85	1.03	—	0.02	—	0.02	—	10.37	10.99	0.87	0.82	0.82	1.90	3	48
12-31-09	7.78	(0.02)	1.60	1.58	—	0.00*	—	—	—	9.36	20.31	0.87	0.82	0.82	(0.25)	3	15
03-10-08(5) - 12-31-08	10.00	0.06	(2.28)	(2.22)	—	—	—	—	—	7.78	(22.20)	0.87	0.82	0.82	0.80	2	17
ING Index Solution 2030 Portfolio
Class T
12-31-12	10.99	0.18	1.32	1.50	0.00*	0.67	—	0.67	—	11.82	13.75	43.32	0.82	0.82	1.52	4	51
10-03-11(5) - 12-31-11	10.00	(0.01)	1.00	0.99	—	—	—	—	—	10.99	9.90	0.87	0.82	0.82	(0.29)	3	50
See Accompanying Notes to Financial Highlights

91

FINANCIAL HIGHLIGHTS  (continued) Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments, if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(4)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING Index Solution 2035 Portfolio
Class T
12-31-12	9.29	0.12	1.21	1.33	0.05	0.32	—	0.37	—	10.25	14.56	0.96	0.82	0.82	1.19	3	34
12-31-11	10.24	0.09	(0.51)	(0.42)	0.08	0.45	—	0.53	—	9.29	(3.69)	0.87	0.82	0.82	0.88	3	100
12-31-10	9.14	0.17	0.95	1.12	—	0.02	—	0.02	—	10.24	12.23	0.87	0.82	0.82	1.82	3	45
12-31-09	7.44	(0.04)	1.74	1.70	—	0.00*	—	—	—	9.14	22.85	0.87	0.82	0.82	(0.48)	3	14
03-10-08(5) - 12-31-08	10.00	0.05	(2.61)	(2.56)	—	—	—	—	—	7.44	(25.60)	0.87	0.82	0.82	0.64	2	19
ING Index Solution 2040 Portfolio
Class T
12-31-12	11.17	0.11	1.54	1.65	—	0.79	—	0.79	—	12.03	14.85	54.77	0.82	0.82	0.94	4	44
10-03-11(5) - 12-31-11	10.00	(0.02)	1.19	1.17	—	—	—	—	—	11.17	11.70	0.87	0.82	0.82	(0.57)	3	56
ING Index Solution 2045 Portfolio
Class T
12-31-12	9.18	0.09	1.30	1.39	0.04	0.26	—	0.30	—	10.27	15.31	0.96	0.82	0.82	0.93	3	28
12-31-11	10.09	0.08	(0.57)	(0.49)	0.05	0.37	—	0.42	—	9.18	(4.61)	0.87	0.82	0.82	0.86	3	102
12-31-10	8.92	0.16	1.03	1.19	—	0.02	—	0.02	—	10.09	13.40	0.87	0.82	0.82	1.75	3	45
12-31-09	7.10	(0.06)	1.88	1.82	—	0.00*	—	—	—	8.92	25.64	0.87	0.82	0.82	(0.74)	3	22
03-10-08(5) - 12-31-08	10.00	0.03	(2.93)	(2.90)	—	—	—	—	—	7.10	(29.00)	0.87	0.82	0.82	0.47	2	12
ING Index Solution 2050 Portfolio
Class T
12-31-12	11.18	0.11	1.55	1.66	—	0.92	—	0.92	—	11.92	14.96	42.83	0.82	0.82	0.96	4	43
10-03-11(5) - 12-31-11	10.00	(0.02)	1.20	1.18	—	—	—	—	—	11.18	11.80	0.87	0.82	0.82	(0.62)	3	55
ING Index Solution 2055 Portfolio
Class T
12-31-12	10.53	0.11	1.49	1.60	—	0.11	—	0.11	—	12.02	15.28	0.99	0.82	0.82	0.98	4	28
12-31-11	11.17	0.10	(0.62)	(0.52)	—	0.12	—	0.12	—	10.53	(4.59)	0.87	0.82	0.82	0.86	3	135
03-08-10(5) - 12-31-10	10.00	0.19	0.98	1.17	—	—	—	—	—	11.17	11.70	0.87	0.82	0.82	2.28	3	80

See Accompanying Notes to Financial Highlights
92

ACCOMPANYING NOTES TO FINANCIAL HIGHLIGHTS

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.

(3)	Expense ratios do not include expenses of underlying funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

(4)	Expense ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by an Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursements by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(5)	Commencement of operations.

•	Calculated using average number of shares outstanding throughout the period.

*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

93

TO OBTAIN MORE INFORMATION
You’ll find more information about the Portfolios in our:

ANNUAL/SEMI-ANNUAL SHAREHOLDER REPORTS
In the Portfolios’ annual/semi-annual shareholder reports, you will find a discussion of the recent market conditions and principal investment strategies that significantly affected the Portfolios’ performance during the last fiscal year, the financial statements and the independent registered public accounting firm’s reports (in the annual shareholder report only).

STATEMENT OF ADDITIONAL INFORMATION
The SAI contains more detailed information about the Portfolios. The SAI is legally part of this Prospectus (it is incorporated by reference). A copy has been filed with the SEC.

Please write, call or visit our website for a free copy of the current annual/semi-annual shareholder reports, the SAI, or other Portfolio information.

To make shareholder inquiries contact: The ING Funds 7337 East Doubletree Ranch Road, Suite 100
Scottsdale, AZ 85258-2034 1-800-262-3862 or visit our website at www.INGInvestment.com

This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC’s Public Reference Room in Washington, D.C. or call 202-551-8090 for information on the operation of the Public Reference Room. Otherwise, you may obtain the information for a fee, by contacting the SEC at:

U.S. Securities and Exchange Commission Public Reference Section
100 F Street, N.E.
Washington, D.C. 20549

or at the e-mail address: publicinfo@sec.gov

Or obtain the information at no cost by visiting the SEC’s Internet website at www.sec.gov.

When contacting the SEC, you will want to refer to the Portfolios’ SEC file number. The file number is as follows:

ING Partners, Inc.	811-8319
ING Index Solution Income Portfolio
ING Index Solution 2015 Portfolio
ING Index Solution 2020 Portfolio
ING Index Solution 2025 Portfolio
ING Index Solution 2030 Portfolio
ING Index Solution 2035 Portfolio
ING Index Solution 2040 Portfolio
ING Index Solution 2045 Portfolio
ING Index Solution 2050 Portfolio
ING Index Solution 2055 Portfolio

PRO-IPIIST (0413-043013)

STATEMENT OF ADDITIONAL INFORMATION

April 30, 2013

ING PARTNERS, INC.

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

(800) 262-3862

ING American Century Small-Mid Cap Value Portfolio Class/Ticker: ADV/IASAX; I/IACIX; S/IASSX; S2/ ISMSX	ING JPMorgan Mid Cap Value Portfolio Class/Ticker: ADV/IJMAX; I/IJMIX; S/IJMSX; S2/IJPMX

ING Baron Growth Portfolio Class/Ticker: ADV/IBSAX; I/IBGIX; S/IBSSX; S2/IBCGX	ING Oppenheimer Global Portfolio Class/Ticker: ADV/IGMAX; I/IGMIX; S/IGMSX; S2/IOGPX

ING Columbia Contrarian Core Portfolio* (formerly, ING Davis New York Venture Portfolio) Class/Ticker: ADV/ISBAX; I/ISFIX; S/ISCSX; S2/IDVTX	ING PIMCO Total Return Portfolio Class/Ticker: ADV/IPRAX; I/IPTIX; S/IPTSX; S2/IPTRX

ING Columbia Small Cap Value II Portfolio Class/Ticker: ADV/ICSAX; I/ICISX; S/ICSSX; S2/ICVPX	ING Pioneer High Yield Portfolio* Class/Ticker: I/IPHIX; S/IPHSX; S2/IPHTX

ING Global Bond Portfolio Class/Ticker: ADV/IOSAX; I/IOSIX; S/IOSSX	ING T. Rowe Price Diversified Mid Cap Growth Portfolio Class/Ticker: ADV/IAXAX; I/IAXIX; S/IAXSX; S2/IAXTX

ING Invesco Comstock Portfolio* (formerly, ING Invesco Van Kampen Comstock Portfolio) Class/Ticker: ADV/IVKAX; I/IVKIX; S/IVKSX; S2/IVKTX	ING T. Rowe Price Growth Equity Portfolio Class/Ticker: ADV/IGEAX; I/ITGIX; S/ITGSX; S2/ITRGX

ING Invesco Equity and Income Portfolio (formerly, ING Invesco Van Kampen Equity and Income Portfolio) Class/Ticker: ADV/IUAAX; I/IUAIX; S/IUASX; S2/IVIPX	ING Templeton Foreign Equity Portfolio Class/Ticker: ADV/IFTAX; I/IFTIX; S/IFTSX; S2/ITFEX

Adviser Class (“Class ADV”), Initial Class (“Class I”),

Service Class (“Class S”), and Service 2 Class (“Class S2”) Shares

This Statement of Additional Information (“SAI”) relates to the series listed above (each, a “Portfolio” and collectively, the “Portfolios”) of ING Partners, Inc. (“Company”).  A prospectus or prospectuses for the Portfolios dated April 30, 2013 (each, a “Prospectus” and collectively, the “Prospectuses”), that provide the basic information you should know before investing in the Portfolios, may be obtained without charge from the Portfolios or the Portfolios’ principal underwriter, ING Investments Distributor, LLC (“Distributor”), at the address or phone number written above.  This SAI is not a prospectus, but is incorporated therein by reference and should be read in conjunction with the Prospectuses dated April 30, 2013, which have been filed with the U.S. Securities and Exchange Commission (“SEC”).

The information in this SAI expands on the information contained in the Prospectuses and any supplements thereto.  The Portfolios’ financial statements and the independent registered public accounting firm’s report thereon, included in the annual shareholder report dated December 31, 2012, are incorporated herein by reference.  Copies of the Prospectuses and annual or unaudited semi-annual shareholder reports may be obtained upon request and without charge by contacting the Portfolios at the address or phone number written above. Capitalized terms used, but not defined, in this SAI have the same meaning as in the Prospectuses and some additional terms are defined particularly for this SAI.

*      Service 2 Class shares of the Portfolio are not currently being offered.

Shares of the Portfolios are sold to insurance company separate accounts (“Separate Accounts”) so that the Portfolios may serve as investment options under variable life insurance policies and variable annuity contracts issued by insurance companies (“Variable Contracts”).  The Portfolios may also sell their shares to certain other investors, such as qualified pension and retirement plans (“Qualified Plans”), insurance companies, and any investment adviser to the Portfolios as well as to the general accounts of any insurance company whose Separate Accounts hold shares of the Portfolios.  Shares of the Portfolios are currently offered to Separate Accounts of insurance companies that are subsidiaries of ING Groep N.V. (“ING Groep”), as well as non-affiliated insurance companies. Shares of the Portfolios may also be made available to affiliated investment companies under funds-of-funds arrangements consistent with Section 12(d)(1)(G) of the Investment Company Act of 1940, as amended (“1940 Act”) and U.S. Treasury Regulation Section 1.817-5.  For information on allocating premiums and cash values under the terms of the Variable Contracts, see the prospectus for your Variable Contract.

INTRODUCTION

This SAI is designed to expand upon information contained in the Portfolios’ Prospectuses, including the discussion of certain securities and investment techniques. The more detailed information contained in this SAI is intended for investors who have read the Prospectuses and are interested in a more detailed explanation of certain aspects of some of the Portfolios’ securities and some investment techniques.  Some of the Portfolios’ investment techniques are described only in the Prospectuses and are not repeated herein.

HISTORY OF THE COMPANY

The Company is a Maryland corporation established under Articles of Incorporation dated May 7, 1997 as an open-end, management investment company.  Effective May 1, 2002, the name of the Company was changed from Portfolio Partners, Inc. to ING Partners, Inc.

The Company is authorized to issue multiple series and classes of shares, each with different investment objectives, policies, and restrictions.  The Company currently has 42 portfolios; however, not all of the portfolios offered are discussed in this SAI.

Portfolio Classes

Portfolio	Class ADV	Class I	Class S	Class S2
ING American Century Small-Mid Cap Value Portfolio	X	X	X	X
ING Baron Growth Portfolio	X	X	X	X
ING Columbia Contrarian Core Portfolio	X	X	X	X
ING Columbia Small Cap Value II Portfolio	X	X	X	X
ING Global Bond Portfolio	X	X	X	N/A
ING Invesco Comstock Portfolio	X	X	X	X
ING Invesco Equity and Income Portfolio	X	X	X	X
ING JPMorgan Mid Cap Value Portfolio	X	X	X	X
ING Oppenheimer Global Portfolio	X	X	X	X
ING PIMCO Total Return Portfolio	X	X	X	X
ING Pioneer High Yield Portfolio	N/A	X	X	X
ING T. Rowe Price Diversified Mid Cap Growth Portfolio	X	X	X	X
ING T. Rowe Price Growth Equity Portfolio	X	X	X	X
ING Templeton Foreign Equity Portfolio	X	X	X	X

ING Funds Service Providers

The following table reflects various ING services providers, their historical names, and the service they provide to the funds in the ING Fund Complex.

Current Name	Previous Name(s)	Service
ING Investments, LLC	ING Pilgrim Investments, LLC	Investment Adviser
ING Pilgrim Investments, Inc.
Pilgrim American Investments
ING Investment Management Co. LLC	ING Investment Management Co.	Sub-Adviser to certain funds
Directed Services LLC	Directed Services, Inc.	Investment Adviser
ING Investments Distributor, LLC	ING Funds Distributor, LLC	Distributor
ING Funds Distributor, Inc.
ING Pilgrim Securities, Inc.
Pilgrim America Securities, Inc.
ING Funds Services, LLC	ING Pilgrim Group, LLC	Administrator
ING Pilgrim Group, Inc.
Pilgrim Group, Inc.

Current Name	Previous Name(s)	Service
Pilgrim Group America, Inc.

SUPPLEMENTAL DESCRIPTION OF PORTFOLIO INVESTMENTS AND RISKS

Diversification

Each Portfolio is classified as a “diversified” fund as that term is defined under the 1940 Act.  The 1940 Act generally requires that a diversified fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer and may not purchase more than 10% of the outstanding voting securities of any one issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or investments in securities of other investment companies).

A non-diversified company under the 1940 Act means that a portfolio is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. The investment of a large percentage of a portfolio’s assets in the securities of a small number of issuers may cause a portfolio’s share price to fluctuate more than that of a diversified company. When compared to a diversified portfolio, a non-diversified portfolio may invest a greater portion of its assets in a particular issuer and, therefore, has greater exposure to the risk of poor earnings or losses by an issuer.

Concentration

For purposes of the 1940 Act, concentration occurs when at least 25% of a Portfolio’s assets are invested in any one industry. Each Portfolio has a fundamental policy against concentration.

Investments, Investment Strategies, and Risks

The following pages identify various securities and investment techniques used by the adviser or a sub-adviser in managing the Portfolios and provide a more detailed description of those securities and investment techniques along with the risks associated with them. A Portfolio may use any or all of these techniques at any one time, and the fact that the Portfolio may use a technique does not mean that the technique will be used.  A Portfolio’s transactions in a particular type of security or use of a particular technique is subject to limitations imposed by the Portfolio’s investment objective, policies, and restrictions described in the Portfolio’s Prospectuses and/or in this SAI, as well as the federal securities laws.  There can be no assurance that a Portfolio will achieve its investment objective.  Each Portfolio’s investment objective, policies, investment strategies, and practices are non-fundamental unless otherwise indicated.  A more detailed description of the securities and investment techniques, as well as the risks associated with those securities and investment techniques a Portfolio utilizes is set out below. The descriptions of the securities and investment techniques in this section supplement the discussion of principal investment strategies contained in the Prospectuses.  Where a particular type of security or investment technique is not discussed in a Portfolio’s Prospectuses, that security or investment technique is not a principal investment strategy, and the Portfolio will not invest more than 5% of its assets in such security or investment technique.

Please refer to the fundamental and non-fundamental investment restrictions following the description of securities for more information on any applicable limitations.

EQUITY SECURITIES

The market price of equity securities, such as common stocks and preferred stocks, owned by a portfolio may go up or down, sometimes rapidly or unpredictably. The value of such securities may decline due to factors affecting equity securities markets generally or to factors affecting a particular industry or industries. The value of an equity security may also decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer’s goods or services. Equity securities generally have greater price volatility than debt instruments.

Common Stocks

Common stocks represent an equity (ownership) interest in a company.  This ownership interest generally gives a portfolio the right to vote on issues affecting the company’s organization and operations. In the case of a diversified fund, such investments will be diversified over a cross-section of industries and individual companies.  Some of these companies will be organizations with market capitalizations of $500 million or less or companies that have limited product lines, markets, and financial resources, and are dependent upon a limited management group.  Examples of possible investments include emerging growth companies employing new technology, cyclical companies, initial public offerings of companies offering high growth potential, or other corporations offering good potential for high growth in market value.  The securities of such companies may be subject to more abrupt or erratic market movements than larger, more established companies because the securities typically are traded in lower volume and because the issuers typically are subject to a greater degree to changes in earnings and prospects.

Other types of equity securities may also be purchased, including convertible securities, preferred stocks, rights, warrants, or other securities that are exchangeable for, or otherwise provide similar exposure to, shares of common stocks.

Convertible Securities

A convertible security is a security that may be converted, either at a stated price or rate within a specified period of time, into a specified number of shares of common stock.  A convertible bond or convertible preferred stock gives the holder the option of converting these securities into common stocks. Some convertible securities contain a call feature whereby the issuer may redeem the security at a stipulated price, thereby limiting the possible appreciation. Convertible securities include corporate notes or preferred stocks but are ordinarily long-term debt obligations of the issuer convertible at a stated exchange rate into common or preferred stocks of the issuer.

By investing in convertible securities, a portfolio seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stocks into which the securities are convertible, while investing at a better price than may be available on the common stocks or obtaining a higher fixed rate of return than is available on the common stocks.

The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth at market value if converted into the underlying common stock).  The credit standing of the issuer and other factors may also affect the investment value of a convertible security.  The conversion value of a convertible security is determined by the market price of the underlying common stock.  If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value.  To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value.

Before conversion, convertible securities have characteristics similar to non-convertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.  As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not depreciate to the same extent as the underlying common stock.  Convertible securities generally rank senior to common stock in an issuer’s capital structure and consequently entail less risk than the issuer’s common stock.

The market value of convertible securities tends to vary inversely with the level of interest rates.  The value of the security declines as interest rates increase and increases as interest rates decline. Although under normal market conditions longer-term debt securities have greater yields than do shorter-term debt securities of similar quality, they are subject to greater price fluctuations.  A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security.  If a convertible security held by a portfolio is called for redemption, the portfolio must permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.  Rating requirements do not apply to convertible securities purchased by a portfolio because the portfolio purchases such securities for their equity characteristics.

Corporate Reorganizations

Indebtedness and participations, secured and unsecured, of debtor companies involved in reorganization or financial restructuring may be in the form of loans, notes, bonds, or debentures.  In general, securities that are the subject of a tender or exchange offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or proposal.  The increased market price of these securities may also discount what the stated or appraised value of the security would be in the contemplated action were approved or consummated.  These investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails to adequately recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value.  The evaluation of these contingencies requires unusually broad knowledge and experience on the part of the adviser or a sub-adviser.  The adviser or a sub-adviser must appraise the value of the issuer and its component businesses, the assets or securities to be received as a result of the contemplated transaction, the financial resources and business motivation of the offer, and the dynamics of the business climate when the offer or proposal is in progress.

Gold and Other Precious Metals

A portfolio may invest in gold bullion and coins, other precious metals (silver or platinum) bullion, and in futures contracts with respect to such metals.  In order to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”), a portfolio intends to manage its precious metals investments and/or futures contracts on metals so that less than 10% of the gross income of the portfolio is invested in gold and other precious metals for tax purposes during any fiscal year (the current limit on so-called non-qualifying income) is derived from these and other sources that produce such non-qualifying income.

Precious metals will not be purchased in any form that is not readily marketable and gold coins will be purchased for their intrinsic value only (i.e., coins will not be purchased for their numismatic value). Any metals purchased by a portfolio will be delivered to, and stored with, a qualified custodian bank.  Precious metals investments do not generate interest or dividend income.

Precious metal investments are considered speculative and are affected by various worldwide economic, financial, and political factors.  Prices may fluctuate sharply over short time periods due to changes in inflation expectations in various countries, metal sales by central banks of governments or international agencies, speculation, changes in industrial and commercial demand, and governmental prohibitions or restriction on the private ownership of certain precious metals or minerals. Furthermore, at the present time, there are four major producers of gold bullion: the Republic of South Africa, the United States, Canada, and Australia.  Political and economic conditions in these countries will have a direct effect on the mining and distribution of gold and, consequently, on its price. Many of these risks may also affect the value of securities of companies engaged in operations respecting gold and other precious metals.

Hard Asset Securities

The production and marketing of hard assets or global resources may be affected by actions and changes in governments. In addition, hard asset companies and securities of hard asset companies may be cyclical in nature. During periods of economic or financial instability, the securities of some hard asset companies may be subject to broad price fluctuations, reflecting volatility of energy and basic materials prices, and possible instability of supply of various hard assets.  In addition, some hard asset companies may also be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazards associated with natural resources, such as fire, drought, increased regulatory and environmental costs, and others. Securities of hard asset companies may also experience greater price fluctuations than the relevant hard asset.  In periods of rising hard asset prices, such securities may rise at a faster rate and, conversely, in time of falling hard asset prices, such securities may suffer a greater price decline.

Initial Public Offerings (“IPOs”)

IPOs occur when a company first offers its securities to the public.  Although companies can be any age or size at the time of their IPO, they are often smaller and have a limited operating history, which involves a greater potential for the value of their securities to be impaired following the IPO.

Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.  In addition, all of the factors that affect stock market performance may have a greater impact on the shares of IPO companies.

The price of a company’s securities may be highly unstable at the time of its IPO and for a period thereafter due to market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available, and limited availability of investor information.  As a result of this or other factors, a portfolio’s adviser or a sub-adviser might decide to sell an IPO security more quickly than it would otherwise, which may result in a significant gain or loss and greater transaction costs to the portfolio.  Any gains from shares held for one (1) year or less will be treated as short-term gains, taxable as ordinary income to a portfolio’s shareholders.  In addition, IPO securities may be subject to varying patterns of trading volume and may, at times, be difficult to sell without an unfavorable impact on prevailing prices.

The effect of an IPO investment can have a magnified impact on a portfolio’s performance when the portfolio’s asset base is small.  Consequently, IPOs may constitute a significant portion of a portfolio’s returns, particularly when the portfolio is small.  Since the number of securities issued in an IPO is limited, it is likely that IPO securities will represent a smaller component of a portfolio’s assets as it increases in size and, therefore, have a more limited effect on the portfolio’s performance in the future.

There can be no assurance that IPOs will continue to be available for a portfolio to purchase.  The number or quality of IPOs available for purchase by a portfolio may vary, decrease, or entirely disappear.  In some cases, a portfolio may not be able to purchase IPOs at the offering price, but may have to purchase the shares in the aftermarket at a price greatly exceeding the offering price, making it more difficult for the portfolio to realize a profit.

Internet and Internet-Related Companies

Internet and Internet-related companies are generally subject to a rate of change in technology which is higher than other industries and often requires extensive and sustained investment in research and development.  As a result, Internet and Internet-related companies are exposed to the risk of rapid product obsolescence. Changes in governmental policies, such as telephone and cable regulations and anti-trust enforcement, and the need for regulatory approvals may have an adverse effect on the products, services, and securities of Internet and Internet-related companies.  Internet and Internet-related companies may also produce or use products or services that prove commercially unsuccessful.  In addition, intense worldwide competitive pressures and changing demand, evolving industry standards, challenges in achieving product capability, loss of patent protection or proprietary rights, reduction or interruption in the supply of key components, changes in strategic alliances, frequent mergers or acquisitions, or other factors can have a significant effect on the financial conditions of companies in these industries.  Competitive pressures in the Internet and Internet-related industries may negatively affect the financial condition of Internet and Internet-related companies.  Internet and Internet-related companies are also subject to the risk of service disruptions, and the risk of losses arising out of litigation related to these losses.  Many Internet companies have exceptionally high price-to-earnings ratios with little or no earnings.

Risks Associated with Investment in the Internet Industry

The value of a portfolio’s shares invested in the Internet industry will fluctuate based upon risk factors affecting the Internet industry and related industries. Stocks of many Internet companies for which IPOs occurred recently have been trading below their initial offering price. Further, many Internet and Internet-related companies have incurred losses since their inception, may continue to incur losses for an extended period of time and may never achieve profitability. Products developed by these companies may be commercially unsuccessful and subject to rapid obsolescence as the market in which many Internet companies compete is characterized by rapidly changing technology, evolving industry standards, frequent new service and product announcements, introductions and enhancements, and changing customer demands. The failure of an Internet company to adapt to such changes could have a material adverse effect on the company’s business, results of operations and financial condition. In addition, the widespread adoption of new Internet, networking, telecommunications technologies, or other technological changes could require substantial expenditures by an Internet company to modify or adapt its services or infrastructure, which could have a material adverse effect on an Internet company’s business, results of operations, and financial condition.

Master Limited Partnerships (“MLPs”)

Certain companies are organized as MLPs in which ownership interests are publicly traded.  MLPs often own several properties or businesses ( or directly own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects.  Generally, a MLP is operated under the supervision of one or more managing general partners.  Limited partners (like a fund that invests in a MLP) are not involved in the day-to-day management of the partnership.  They are allocated income and capital gains associated with the partnership project in accordance with the terms established in the partnership agreement.  The risks of investing in a MLP are generally those inherent in investing in a partnership as opposed to a corporation.  For example, state law governing partnerships is often less restrictive than state law governing corporations.  Accordingly, there may be less protections afforded investors in a MLP than investors in a corporation.  Additional risks involved with investing in a MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.

Mid- and/or Small-Capitalization Companies

Investments in mid- and/or small-capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets, limited product lines, limited financial resources,  and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volumes typical on a national securities exchange.  Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.  The trading volume of securities of mid-capitalization and small-capitalization companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them rise more in response to buying demand and fall more in response to selling pressure than is the case with larger companies.

There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers’ underlying earnings potential or assets.

Some securities of smaller issuers may be restricted as to resale or may otherwise be illiquid.  The ability of a portfolio to dispose of such securities may be limited, and a portfolio may have to continue to hold such securities during periods when the sub-adviser would otherwise have sold the security.  It is possible that a sub-adviser or its affiliates or clients may hold securities issued by the same issuers, and may in some cases have acquired the securities at different times, on more favorable terms, or at more favorable prices, than a portfolio which it manages.

Other Investment Companies

An investment company is a company engaged in the business of pooling investors’ money and trading in securities for them.  Examples include face-amount certificate companies, unit investment trusts, and management companies.

Generally, a pPortfolio is limited in the degree to which it may invest in shares of another investment company in that it may not, at the time of the purchase: (i) acquire more than 3% of the outstanding voting shares of the investment company; (ii) invest more than 5% of the pPortfolio’s total assets in the investment company; or (iii) invest more than 10% of the pPortfolio’s total assets in all investment company holdings.  A pPortfolio may invest beyond these limits to the extent permitted under the 1940 Act or to the extent it operates under an exemptive order exempting it from the provisions of the 1940 Act.

For so long as shares of a portfolio are purchased by another fund in reliance on Section 12(d)(1)(G) of the 1940 Act, the portfolio will not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

There are some potential disadvantages associated with investing in other investment companies.  In addition to the advisory and operational fees a portfolio bears directly in connection with its own operation, the portfolio would also bear its pro rata portions of each other investment company’s advisory and operational expenses.  When a portfolio invests in other investment companies, you indirectly pay a proportionate share of the expenses of that other investment company (including management fees, administration fees, and custodial fees) in addition to the expenses of the portfolio.

Exchange-Traded Funds (“ETFs”)

ETFs are passively managed investment companies traded on a securities exchange whose goals may be to track or replicate a desired index, such as a sector, market, or global segment. The goal of an active ETF is to correspond generally to the price and yield performance, before fees and expenses, of its underlying index.  ETFs are traded on exchanges similarly to publicly traded companies. Consequently, the risks and costs are similar to that of a publicly traded company.  The risk of not correlating to the index is an additional risk to the investors of ETFs.  Because ETFs trade on an exchange, they may not trade at net asset value (“NAV”).  Sometimes the price of an ETF may vary significantly from the NAV of the ETF’s underlying security. Additionally, if a portfolio elects to redeem its ETF shares rather than selling them in the secondary market, the portfolio may receive the underlying securities which it would then have to sell in order to obtain cash. Additionally, when a portfolio invests in an ETF, shareholders of the portfolio bear their proportionate share of the underlying ETF’s fees and expenses.

Market Trading Risks for ETFs

Absence of Active Market. Although shares of an ETF are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

Risks of Secondary Listings. An ETF’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the ETF’s primary listing is maintained. There can be no assurance that the ETF’s shares will continue to trade on any such stock exchange or in any market, or that the ETF’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The ETF’s shares may be less actively traded in certain markets than others and investors are subject to the execution and settlement risks and market standards of the market where they, or their broker, direct their trades for execution. Certain information available to investors who trade ETF shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

Secondary Market Trading Risks. Shares of an ETF may trade in the secondary market at times when an ETF does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when an ETF accepts purchase and redemption orders.  Secondary market trading in ETF shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in ETF shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of ETF shares will continue to be met or will remain unchanged.

Holding Company Depositary Receipts (“HOLDRs”)

HOLDRs are trust-issued receipts that represent a portfolio’s beneficial ownership of a specific group of stocks. HOLDRs involve risks similar to the risks of investing in common stocks.  For example, a portfolio’s investments will decline in value if the underlying stocks decline in value.  Because HOLDRs are not subject to concentration limits, the relative weight of an individual stock may increase substantially, causing the HOLDRs to be less diverse and creating more risk.

Index-Related Securities (“Equity Equivalents”)

Equity Equivalents are securities that enable investors to purchase or sell shares in a portfolio of securities that seeks to track the performance of an underlying index or a portion of an index.  Such Equity Equivalents include, among others, DIAMONDS (interests in a portfolio of securities that seeks to track the performance of the Dow Jones Industrial Average), Standard & Poor’s Depositary Receipts (“SPDRs”) (interests in a portfolio of securities that seeks to track the performance of the S&P 500® Index), iShares MSCI Index Shares (“iShares”)  (interests in a portfolio of securities that seeks to track the performance of a benchmark index of a particular foreign country’s stocks), and PowerShares QQQTM (interests in a portfolio of securities of the largest and most actively traded non-financial companies listed on the NASDAQ Stock Market).  Such securities are similar to index mutual funds, but they are traded on various stock exchanges or secondary markets.  The value of these securities is dependent upon the performance of the underlying index on which they are based.  Thus, these securities are subject to the same risks as their underlying indices as well as the securities that make up those indices.  For example, if the securities comprising an index that an Equity Equivalent seeks to track perform poorly, the Equity Equivalent security will lose value.

Equity Equivalents may be used for several purposes, including to simulate full investment in the underlying index while retaining a cash balance for portfolio management purposes, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when an Equity Equivalent is priced more attractively than securities in the underlying index.  Because the expense associated with an investment in Equity Equivalents may be substantially lower than the expense of small investments directly in the securities comprising the indices they seek to track, investments in Equity Equivalents may provide a cost-effective means of diversifying a portfolio’s assets across a broad range of equity securities.

To the extent a portfolio invests in securities of other investment companies, portfolio shareholders would indirectly pay a portion of the operating costs of such companies in addition to the expenses of its own operation.  These costs include management, brokerage, shareholder servicing, and other operational expenses.  Indirectly, shareholders of a portfolio may pay higher operational costs than if they owned the underlying investment companies directly.  Additionally, a portfolio’s investments in such investment companies are subject to limitations under the 1940 Act and market availability.

The prices of Equity Equivalents are derived and based upon the securities held by the particular investment company.  Accordingly, the level of risk involved in the purchase or sale of an Equity Equivalent is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for such instruments is based on a basket of stocks.  The market prices of Equity Equivalents are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and the supply and demand for the instruments on the exchanges on which they are traded.  Substantial market or other disruptions affecting an Equity Equivalent could adversely affect the liquidity and value of the shares of a portfolio.

iShares MSI Index Shares (“iShares”) track the performance of several international equity indices.  Each country index series invests in an optimized portfolio of common stocks based on that country’s Morgan Stanley Capital International benchmark country index.  The market prices of iShares are expected to fluctuate in accordance with both changes in the NAV of their underlying indices and supply and demand of iShares on the NYSE Amex Equities Exchange (“AMEX”).  To date, iShares have traded at relatively modest discounts and premiums to their NAVs.  However, iShares have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares for extended periods or over complete market cycles.  In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iShares will continue to be met or will remain unchanged.  In the event substantial market or other disruptions affecting iShares should occur in the future, the liquidity and value of a portfolio’s shares could also be substantially and adversely affected.  If such disruptions were to occur, a portfolio could be required to reconsider the use of iShares as part of its investment strategy.

SPDRs are securities traded on the AMEX that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500® Index.  The SPDR Trust is sponsored by a subsidiary of the AMEX. SPDRs may be used for several reasons including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs.  The price movement of SPDRs may not perfectly parallel the price action of the S&P 500® Index.

Investment Companies that Invest in Senior Loans

Some investment companies invest primarily in interests in variable or floating rate loans or notes (“Senior Loans”). Senior Loans, in most circumstances, are fully collateralized by assets of a corporation, partnership, limited liability company, or other business entity.  Senior Loans vary from other types of debt in that they generally hold a senior position in the capital structure of a borrower.  Thus, Senior Loans are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors and preferred or common stockholders.

Substantial increases in interest rates may cause an increase in loan defaults as borrowers may lack resources to meet higher debt service requirements.  The value of a portfolio’s assets may also be affected by other uncertainties such as economic developments affecting the market for Senior Loans or affecting borrowers generally.

Senior Loans usually include restrictive covenants that must be maintained by the borrower.  Under certain interests in Senior Loans, an investment company investing in a Senior Loan may have an obligation to make additional loans upon demand by the borrower.  Senior Loans, unlike certain bonds, usually do not have call protection.  This means that interests, while having a stated one to ten-year term, may be prepaid, often without penalty.  The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the borrower.  Prepayment would cause the actual duration of a Senior Loan to be shorter than its stated maturity.

Risks of Senior Loans

Credit Risk. Information about interests in Senior Loans generally is not in the public domain, and interests are generally not currently rated by any nationally recognized statistical rating service (“NRSRO”).  Senior Loans are subject to the risk of nonpayment of scheduled interest or principal payments.  Issuers of Senior Loans generally have either issued debt securities that are rated lower than investment-grade, or, if they had issued debt securities, such debt securities would likely be rated lower than investment-grade.  However, unlike other types of debt securities, Senior Loans are generally fully collateralized.

In the event of a failure to pay scheduled interest or principal payments on Senior Loans, an investment company investing in that Senior Loan could experience a reduction in its income, and would experience a decline in the market value of the particular Senior Loan so affected, and may experience a decline in the NAV or the amount of the dividends.  In the event of a bankruptcy of the borrower, the investment company could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing the Senior Loan.

Collateral. Senior Loans typically will be secured by pledges of collateral from the borrower in the form of tangible assets and intangible assets.  In some instances, an investment company may invest in Senior Loans that are secured only by stock of the borrower or its subsidiaries or affiliates.  The value of the collateral may decline below the principal amount of the Senior Loan subsequent to an investment in such Senior Loans.  In addition, to the extent that collateral consists of stock of the borrower or its subsidiaries or affiliates, there is a risk that the stock may decline in value, be relatively illiquid, or may lose all or substantially all of its value, causing the Senior Loan to be under-collateralized.

Limited Secondary Market. Although it is growing, the secondary market for Senior Loans is currently limited.  There is no organized exchange or board of trade on which Senior Loans may be traded; instead, the secondary market for Senior Loans is an unregulated inter-dealer or inter-bank market.  Accordingly, Senior Loans may be illiquid.  In addition, Senior Loans generally require the consent of the borrower prior to sale or assignment.  These consent requirements may delay or impede a portfolio’s ability to sell Senior Loans.  In addition, because the secondary market for Senior Loans may be limited, it may be difficult to value Senior Loans.  Reliable market value quotations may not be readily available and valuation may require more research than for liquid securities.  In addition, elements of judgment may play a greater role in the valuation, because there is less reliable, objective data available.

Hybrid Loans.  The growth of the syndicated loan market has produced loan structures with characteristics similar to Senior Loans but which resemble bonds in some respects, and generally offer less covenant or other protections than traditional Senior Loans while still being collateralized (“Hybrid Loans”).  With Hybrid Loans, a portfolio may not possess a senior claim to all of the collateral securing the Hybrid Loan.  Hybrid Loans also may not include covenants that are typical of Senior Loans, such as covenants requiring the maintenance of minimum interest coverage ratios.  As a result, Hybrid Loans present additional risks besides those associated with traditional Senior Loans, although they may provide a relatively higher yield.  Because the lenders in Hybrid Loans waive or forego certain loan covenants, their negotiating power or voting rights in the event of a default may be diminished.  As a result, the lenders’ interests may not be represented as significantly as in the case of a conventional Senior Loan.  In addition, because an investment company’s security interest in some of the collateral may be subordinate to other creditors, the risk of nonpayment of interest or loss of principal may be greater than would be the case with conventional Senior Loans.

Subordinated and Unsecured Loans.  The primary risk arising in connection with subordinated loans is that because the holder’s interest is subordinated, there is the potential for loss in the event of default by the issuer of the loans.  Subordinated loans in insolvency bear an increased share, relative to senior secured lenders, of the ultimate risk that the borrower’s assets are insufficient to meet its obligations to its creditors.  Unsecured loans are not secured by any specific collateral of the borrower.  They do not enjoy the security associated with collateralization and may pose a greater risk of nonpayment of interest or loss of principal than secured loans.

Preferred Stocks

A preferred stock represents an equity (or ownership) interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends, and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stocks may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.

Unlike common stock, preferred stock typically may offer a stated dividend rate payable from a corporation’s earnings.  Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate.  If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline.  Preferred stocks may have mandatory sinking fund provisions as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline.  Dividends on some preferred stocks may be “cumulative” requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer’s common stock.  Preferred stock also generally has a preference over common stock on the distribution of a corporation’s assets in the event of liquidation of the corporation and may be “participating” which means that it may be entitled to a dividend exceeding the stated dividend in certain cases.  The rights of preferred stock on the distribution of a corporation’s assets in the event of liquidation are generally subordinate to the rights associated with a corporation’s debt securities.

Private Funds

Private funds are U.S. or foreign private limited partnerships or other investment funds. Investments in private funds may be highly speculative and volatile. Because private funds generally are investment companies for purposes of the 1940 Act, or would be but for the exemptions provided in Sections 3(c)(1) or 3(c)(7), a portfolio’s ability to invest in them will be limited. In addition, shareholders of a portfolio will remain subject to the portfolio’s expenses while also bearing their pro rata share of the operating expenses of the private funds. The ability of a portfolio to dispose of interests in private funds is very limited and involves risks, including loss of the portfolio’s entire investment in the private fund.

Private funds include a variety of pooled investments.  Generally, these pooled investments are structured as a trust, a special purpose vehicle, and are exempted from registration under the 1940 Act.  As an investor, a portfolio owns a proportionate share of the trust.  Typically, the trust does not employ a professional investment manager.  Instead, the pooled investment tracks some index by investing in the issuers or securities that comprise the index.  A portfolio receives a stream of cash flows in the form of interest payments from the underlying assets.  However, some pooled investments may not dispose of the underlying securities regardless of the adverse events affecting the issuers depending on the investment strategy utilized.  In this type of strategy, the pooled investment continues to hold the underlying securities as long as the issuers of the securities remain members of the tracked index.

The pooled investments allow a portfolio to synchronize the receipt of interest and principal payments and also, diversify some of the risks involved with investing in debt instruments.  Because the pooled investments hold securities of many issuers, the default of a few issuers would not impact a portfolio significantly.  However, a portfolio bears its proportionate share of any expenses incurred by the pooled investments.  In addition, a portfolio assumes the liquidity risks generally associated with the privately offered pooled investments.

Pooled investments that are structured as a trust contain many similarities to private funds that are structured as limited partnerships.  The primary difference between the trust and the limited partnership structure is the redemption of the ownership interests.  Typically, the ownership interests in a typical private fund are redeemable only by the general partners and thus, are restricted from transferring from one party to another.  Conversely, the ownership interests in the trust are generally not redeemable by the trust, except under certain circumstances, and are transferable among the general public for publicly offered securities and “qualified purchasers” or “qualified institutional buyers” for privately offered securities.

A portfolio cannot assure that it can achieve better results by investing in a pooled investment versus investing directly in the individual underlying assets.

Real Estate Securities and Real Estate Investment Trusts (“REITs”)

Real estate securities include investment in other real estate operating companies (“REOCs”), companies engaged in other real estate related businesses, and REITs.  REITs are trusts that sell securities to investors and use the proceeds to invest in real estate or interests in real estate. A REIT may focus on a particular project, such as apartment complexes, or geographic region, such as the northeastern United States, or both.  A REOC is a company that derives at least 50% of its gross revenues or net profits from either: (i) the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate; or (ii) products or services related to the real estate industry, such as building supplies or mortgage servicing.

A REIT is a corporation or business trust that meets the definitional requirements of the Code .  The Code permits a qualifying REIT to deduct from taxable income the dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass through vehicle for federal income tax purposes.  To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs), cash and government securities; derive most of its income from rents from real property or interest on loans secured by mortgages on real property; and distribute annually 90% or more of its otherwise taxable income to shareholders.

REITs are sometimes informally characterized as equity REITs, mortgage REITs, or a combination of equity REITs and mortgage REITs.  Equity REITs invest most of their assets directly in real estate property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value.  Mortgage REITs invest most of their assets in real estate mortgages and derive income from interest payments. Like investment companies, REITs are not taxed on income distributed to shareholders if they comply with several requirements of the Code.  A portfolio will indirectly bear its proportionate share of any expenses (such as operating expenses and advisory fees) paid by REITs in which it invests in addition to the expenses paid by the portfolio.

Risks Associated with Investing in REITs and the Real Estate Industry in General

Investing in REITs involves risks similar to those associated with investing in small-capitalization companies.  REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger company securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects.  By investing in REITs indirectly through a portfolio, a shareholder will bear not only his proportionate share of the expenses of the portfolio, but also, indirectly, similar expenses of the REITs.  REITs generally depend on their ability to generate cash flow to make distributions to shareholders.

To the extent that assets underlying the REIT’s investments are concentrated geographically, by property type, or in certain other respects, the REITs may be subject to certain of the foregoing risks to a greater extent.  Equity REITs may be affected by changes in the value of the underlying property owned by the REITs while mortgage REITs may be affected by the quality of any credit extended.  REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers, and self-liquidation.  REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of REIT’s investments in fixed-rate obligations can be expected to rise.  During periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagers elect to prepay, which prepayment may diminish the yeild on securities issued by such mortgage REITs. Conversely, when interest rates rise, the value of REIT’s investments in fixed-rate obligations can be expected to decline.  In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Additionally, rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs.  Mortgage REITs may also be affected by the ability of borrowers to repay when due the debt extended by the REIT and equity REITs may be affected by the ability of tenants to pay rent.

Investing in REITs involves risks similar to those associated with investing in small-capitalization companies.  REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger company securities.

Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects.  By investing in REITs indirectly through a portfolio, a shareholder will bear not only his proportionate share of the expenses of the portfolio, but also, indirectly, similar expenses of the REITs.

Although a portfolio will not invest directly in real estate, the portfolio may invest in equity securities of issuers primarily engaged in or related to the real estate industry.  Risks of real estate securities and REITs include those risks that are more closely associated with investing in real estate directly than with investing in the stock market generally.  These risks include, among others: (i) possible periodic declines in the value of real estate generally, or in the rents and other income generated by real estate; (ii) risks related to general and local economic conditions; (iii) possible lack of availability of mortgage funds; (iv) periodic overbuilding, which creates gluts in the market; (v) extended vacancies of properties; (vi) increases in competition, property taxes, and operating expenses; (vii) changes in laws (such as zoning laws) that impair the property rights of real estate owners; (viii) costs resulting from the clean-up of, and liability to, third parties for damages resulting from environmental problems; (ix) casualty or condemnation losses; (x) uninsured damages from floods, earthquakes, or other natural disasters; (xi) limitations on and variations in rents; (xii) changes in interest rates; (xiii) acts of terrorism, war, or other acts of violence; and (xiv) adverse developments in the real estate industry.

In addition to the risks discussed above, REITs may be affected by any changes in the value of the underlying property owned by the trusts or by the quality of any credit extended.  REITs are dependent upon management skill and are not diversified(and therefore subject to the risk of financing for a single or a limited number of projects). REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation, and the possibility of failing to qualify for special tax treatment under applicable tax credits and to maintain an exemption under the 1940 Act.  To the extent a portfolio invests in international REITs, such a REIT may be considered a “passive foreign investment company, which may result in an adverse situation for the portfolio.

Risk Arbitrage Securities and Distressed Companies

A merger, tender or exchange offer, or other corporate restructuring proposed at the time a portfolio invests in risk arbitrage securities may not be completed on the terms or within the time frame contemplated, resulting in losses to the portfolio.  Debt obligations of distressed companies typically are unrated, lower rated, in default, or close to default.  Also, securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies.

Special Situation Companies

A special situation arises when, in the opinion of a portfolio’s adviser or a sub-adviser, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development applicable to that company, and regardless of general business conditions or movements of the market as a whole.  Developments creating special situations might include, among others: liquidations, reorganizations, recapitalizations, mergers, material litigation, technical breakthroughs, and new management or management policies.  Investments in special situations often involve much greater risk than is inherent in ordinary investment securities.

Stock Purchase Rights

Stock purchase rights are instruments, frequently distributed to an issuer’s shareholders as a dividend, that entitle the holder to purchase a specific number of shares of common stock on a specific date or during a specific period of time. The exercise price on the stock purchase rights is normally at a discount from market value of the common stock at the time of distribution.  The stock purchase rights do not carry with them the right to dividends or to vote and may or may not be transferable.  Stock purchase rights are frequently used outside of the United States as a means of raising additional capital from an issuer’s current shareholders.

As a result, an investment in stock purchase rights may be considered more speculative than certain other types of investments.  In addition, the value of a stock purchase right does not necessarily change with the value of the underlying securities, and they expire worthless if they are not exercised on or prior to their expiration date.

Unseasoned Companies

Unseasoned companies are companies with a record of less than three (3) years’ continuous operation including the operations of any predecessors and parents.  These companies have only a limited operating history that can be used for evaluating the company’s growth prospects. As a result,, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company’s management and less emphasis on fundamental valuation factors than would be the case for more mature companies. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case.  In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

FIXED-INCOME INVESTMENTS

The value of debt instruments may be affected by changes in general interest rates and in the creditworthiness of the issuer. Debt securities with longer maturities (for example, over ten years) are more affected by changes in interest rates and provide less price stability than securities with short-term maturities (for example, one to two years). Also, for each debt security, there is a risk of principal and interest default, which will be greater with higher-yielding, lower-grade securities.

While some countries or companies may be regarded as favorable investments, pure fixed-income opportunities may be unattractive or limited due to insufficient supply, legal, or technical restrictions. In such cases, a portfolio may consider convertible securities or equity securities to gain exposure to such investments.

At times, in connection with the restructuring of a preferred stock or fixed-income instrument either outside of bankruptcy court or in the context of bankruptcy court proceedings, a portfolio may determine or be required to accept equity securities, such as common stocks, in exchange for all or a portion of a preferred stock or fixed-income instrument. Depending upon, among other things, the adviser’s or a sub-adviser’s evaluation of the potential value of such securities in relation to the price that could be obtained by a portfolio at any given time upon sale thereof, the portfolio may determine to hold such securities in its portfolio.

Debt obligations that are deemed investment-grade carry a rating of at least Baa3 from Moody’s Investor Service, Inc. (“Moody’s”) or BBB- from Standard & Poor’s Ratings Services (“S&P”), or a comparable rating from another NRSRO, or, if not rated by a NRSRO, are determined by the adviser or a sub-adviser to be of comparable quality. Bonds rated Baa3 or BBB- have speculative characteristics and changes in economic circumstances are more likely to lead to a weakened capacity to make interest and principal payments than higher rated bonds.

Asset-Backed Securities

Asset-backed securities represent individual interests in pools of consumer loans, home equity loans, trade receivables, credit card receivables, and other debt and are similar in structure to mortgage-backed securities.  The assets are securitized either in a pass-through structure (similar to a mortgage pass-through structure) or in a pay-through structure (similar to a Collateralized Mortgage Obligation (“CMO”) structure).  Asset-backed securities may be subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans.  During periods of declining interest rates, prepayment of certain types of loans underlying asset-backed securities can be expected to accelerate.  Accordingly, a portfolio’s ability to maintain positions in these securities will be affected by reductions in the principal amount of the securities resulting from prepayments, and the portfolio must reinvest the returned principal at prevailing interest rates, which may be lower.  Asset-backed securities may also be subject to extension risk during periods of rising interest rates.  In the case of privately-issued mortgage-backed and asset-backed securities, a portfolio takes the position that such instruments do not represent interests in any particular industry or group of industries.

Asset-backed securities are collateralized by short-term loans such as automobile loans, home equity loans, equipment leases or credit card receivables.  The payments from the collateral are generally passed through to the security holder.  As noted below with respect to CMOs and Real Estate Mortgage Investment Conduits (“REMICs”), the average life for these securities is the conventional proxy for maturity.  Asset-backed securities may pay all interest and principal to the holder, or they may pay a fixed rate of interest, with any excess over that required to pay interest going either into a reserve account or to a subordinate class of securities, which may be retained by the originator.  The originator or other party may guarantee interest and principal payments.  These guarantees often do not extend to the whole amount of principal, but rather to an amount equal to a multiple of the historical loss experience of similar portfolios.

Asset-backed securities include Certificates for Automobile ReceivablesSM (“CARSSM”). CARSSM represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts.  Payments of principal and interest on CARSSM are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust.  An investor’s return on CARSSM may be affected by early prepayment of principal on the underlying vehicle sales contracts.  If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors.  As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

Asset-backed securities can also include collateralized putable notes (“CPNs”).  CPNs represent interests in the most senior tranche of collateralized debt obligations and benefit from a put option provided by a highly rated counterparty.  A CPN is also backed by interests in various assets, including other asset-backed securities, residential mortgage-backed securities, collateralized mortgage-backed securities, and other instruments.

The principal on asset-backed securities, like mortgage-backed securities, may normally be prepaid at any time, which will reduce the yield and market value of these securities.  Asset-backed securities and commercial mortgage-backed securities generally experience less prepayment than residential mortgage-backed securities.  In periods of falling interest rates when liquidity is available to borrowers, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates.  During such periods, reinvestment of the prepayment proceeds by a portfolio will generally be at lower rates of return than the return on the assets which were prepaid.  Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection.  A portfolio’s investments in commercial mortgage-backed securities with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit, and prepayment risks.  Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection.  While asset-backed securities are designed to allocate risk from pools of their underlying assets, the risk allocation techniques may not be successful, which could lead to the credit risk of these investments being greater than indicated by their ratings.  The value of asset-backed securities may be further affected by downturns in the credit markets or the real estate market.  It may be difficult to value these instruments because of the transparency or liquidity of some underlying investments, and these instruments may not be liquid.  Finally, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

The coupon rate of interest on mortgage-backed and asset-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool by the amount of the fees paid to the mortgage pooler, issuer, and/or guarantor.  Actual yield may vary from the coupon rate.  However, if such securities are purchased at a premium or discount, traded in the secondary market at a premium or discount, or to the extent that the underlying assets are prepaid as noted above.

Risks of Asset-Backed Securities

It is expected that governmental, government-related, or private entities may create mortgage loan pools and other mortgage-backed securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above.  As new types of mortgage-backed securities are developed and offered to investors, investments in such new types of mortgage-backed securities may be considered for a portfolio.

The non-mortgage-backed, asset-backed securities in which a portfolio may invest include, but are not limited to, interests in pools of receivables, such as credit card and accounts receivables, and motor vehicle and other installment purchase obligations and leases. Interests in these pools are not backed by the U.S. government and may or may not be secured.

The credit characteristics of asset-backed securities differ in a number of respects from those of traditional debt securities. Asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to other debt obligations, and there is a possibility that recoveries on repossessed collateral may not be available to support payment on these securities.

Corporate Asset-Backed Securities

Corporate asset-backed securities, which are issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties.

Corporate asset-backed securities present certain risks.  For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral.  Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due.  Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations.  If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables.  In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables.  Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.  The underlying assets (e.g., loans) are also subject to prepayments which shorten the securities’ weighted average life and may lower their return.

Corporate asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.  To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories:  (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets.  Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion.  Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties.  A portfolio will not pay any additional or separate fees for credit support.  The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets.  Delinquency or loss in excess of that anticipated or failure of credit support could adversely affect the return on an investment in such a security.  Privately-issued asset-backed securities will not be treated as constituting a single, separate industry.

Banking Industry Obligations, Savings Industry Obligations, and Other Short-Term Investments

Banking industry obligations include, but are not limited to: (i) certificates of deposit; (ii) fixed time deposits; (iii) bankers’ acceptances; and (iv) other short-term debt obligations issued by commercial banks.   Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return.  Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.  Certificates of deposit and bankers’ acceptances acquired by a portfolio will be dollar denominated obligations of domestic or foreign banks or financial institutions which, at the time of purchase, have capital, surplus, and undivided profits in excess of $100 million (including assets of both domestic and foreign branches) based on latest published reports or less than $100 million if the principal amount of such bank obligation is fully insured by the U.S. government. A portfolio also may invest in obligations of foreign branches of commercial banks and foreign banks so long as the securities are U.S. dollar denominated, and others may invest in obligations of foreign branches of commercial banks and foreign banks if the securities are not U.S. dollar denominated. See the section entitled “Foreign/Emerging Markets Equity and Debt Securities” in this SAI for further information regarding risks attendant with investment in foreign securities.

Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate.  Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation.  There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, because there is no market for such deposits.  A portfolio will not invest in fixed time deposits which: (i) are not subject to prepayment; or (ii) provide for withdrawal penalties upon prepayment (other than overnight deposits), if, in the aggregate, such investment would mean that the portfolio would exceed its limitation in illiquid securities.

When a portfolio holds instruments of foreign banks or financial institutions, it may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers.  Domestic banks and foreign banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged.  In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions.  General economic conditions, as well as exposure to credit losses arising from possible financial difficulties of borrowers, play an important part in the operations of the banking industry.  Federal and state laws and regulations require domestic banks to maintain specified levels of reserves, limit the amount which they can loan to a single borrower, and subject them to other regulations designed to promote financial soundness.  However, such laws and regulations do not necessarily apply to foreign bank obligations that a portfolio may acquire.

For foreign banks there is a possibility that liquidity could be impaired because of:  (i) future political and economic developments; (ii) the obligations may be less marketable than comparable obligations of U.S. banks; (iii) a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; (iv) foreign deposits may be seized or nationalized; (v) foreign governmental restrictions (such as foreign exchange controls) may be adopted which might adversely affect the payment of principal and interest on those obligations; and (vi) the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks.  In addition, the accounting, auditing, and financial reporting standards, practices, and requirements applicable to foreign banks may differ from those applicable to U.S. banks.  In that connection, foreign banks are not subject to examination by any U.S. government agency or instrumentality.

In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under its investment objectives and policies stated above and in its Prospectuses, a portfolio may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Fixed time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate

A portfolio may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan (“S&L”) associations that have capital surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. government.

Commercial paper consists of unsecured promissory notes issued by corporations.  Issues of commercial paper and short-term notes will normally have maturities of less than nine (9) months and fixed rates of return, although such instruments may have maturities of up to one (1) year.

Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than supported by commercial paper.  While such obligations generally have maturities of ten (10) years or more, a portfolio may purchase corporate obligations which have remaining maturities of one (1) year or less from the date of purchase and which are rated Aa or higher by Moody’s, AA or higher by S&P, or have received a comparable rating by another NRSRO, or, if not rated by a NRSRO, are determined by the adviser or a sub-adviser to be of comparable quality.

Collateralized Debt Obligations (“CDOs”)

CDOs include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), and other similarly structured securities.  CBOs and CLOs are types of asset-backed securities.  A CBO is a trust which is backed by a diversified pool of high risk, below investment-grade debt instruments.  A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment-grade or equivalent unrated loans.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield.  The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances.  Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment-grade.  Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a portfolio invests.  Normally, CBOs, CLOs, and other CDOs are privately offered and sold, and thus, are not registered under the securities laws.  As a result, investments in CDOs may be characterized as illiquid securities. However, an active dealer market may exist for CDOs allowing a CDO to qualify for transactions under Rule 144A of the Securities Act of 1933 (“Rule 144A Securities”).  In addition to the normal risks associated with debt instruments discussed elsewhere in this SAI and the Prospectuses (such as interest rate risk and credit risk), CDOs carry additional risks including, but not limited to:  (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) a portfolio may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Commercial Paper

Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which, the lender may determine to invest varying amounts.

A portfolio may invest in commercial paper (including variable rate master demand notes and extendable commercial notes) denominated in U.S. dollars and issued by U.S. corporations or foreign corporations.  Unless otherwise indicated in the investment policies for a portfolio, the portfolio may invest in commercial paper:  (i) rated, at the date of investment, Prime-1 or Prime-2 by Moody’s or A-1 or A-2 by S&P; (ii) if not rated by either Moody’s or S&P, issued by a corporation having an outstanding debt issue rated A or better by Moody’s or S&P; or (iii) if not rated, are determined to be of an investment quality comparable to rated commercial paper in which the portfolio may invest.

Commercial paper obligations may include variable rate master demand notes. These notes are obligations that permit investment of fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between a portfolio, as lender, and the borrower.  These notes permit daily changes in the amounts borrowed.  The lender has the right to increase or decrease the amount under the note, at any time, up to the full amount provided by the note agreement; and the borrower may prepay up to the full amount of the note without penalty.  Because variable amount master demand notes are direct lending arrangements between the lender and borrower, and because no secondary market exists for those notes, such instruments will probably not be traded.  However, the notes are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time.  In connection with master demand note arrangements, a portfolio’s adviser or a sub-adviser will monitor, on an ongoing basis, the earning power, cash flow, and other liquidity ratios of the borrower and its ability to pay principal and interest on demand.  A portfolio’s adviser or a sub-adviser also will consider the extent to which the variable rate master demand notes are backed by bank letters of credit.  These notes generally are not rated by Moody’s or S&P.  A portfolio may invest in them only if the adviser or a sub-adviser believes that, at the time of investment, the notes are of comparable quality to the other commercial paper in which the portfolio may invest.  Master demand notes are considered by a portfolio to have a maturity of one day unless a sub-adviser has reason to believe that the borrower could not make immediate repayment upon demand.  See Appendix A for a description of Moody’s and S&P ratings applicable to commercial paper.  For purposes of limitations on purchases of restricted securities, commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (“1933 Act”) as part of a private placement that meets liquidity standards under procedures adopted by the Company’s Board of Directors (“Board”) shall not be considered to be restricted.

Corporate Debt Securities

Corporate debt securities include corporate bonds, debentures, notes, and other similar corporate debt instruments, including convertible securities.  A portfolio may invest only in debt securities that are investment-grade (rated Baa3 or better by Moody’s, BBB- or better by S&P, or, if not rated by Moody’s or S&P, a comparable rating from another NRSRO, or, if not rated by a NRSRO, are determined to be of comparable quality by the portfolio’s adviser or a sub-adviser.  A portfolio may also invest in debt securities that are rated below investment-grade. Investments in corporate debt securities that are rated below investment-grade are described in “High-Yield Bonds” below.

The investment return on a corporate debt security reflects interest earnings and changes in the market value of the security.  The market value of a corporate debt security will generally increase when interest rates decline and decrease when interest rates rise.  There is also a risk that the issuer of a debt security may not be able to meet its obligations on interest or principal payments at the time called for by the instrument.

Debt securities rated BBB or Baa, which are considered medium-grade category bonds, do not have economic characteristics that provide the high degree of security with respect to payment of principal and interest associated with higher rated bonds, and generally have some speculative characteristics.  A bond will be placed in this rating category where interest payments and principal security appear adequate for the present, but economic characteristics that provide longer term protection may be lacking.  Bonds, and particularly those rated BBB- or Baa3, have speculative characteristics and may be susceptible to changing conditions, particularly to economic downturns, which could lead to a weakened capacity to pay interest and principal. Bonds rated below BBB- or Baa- have speculative characteristics and changes in economic circumstances are more likely to lead to a weakened capacity to make interest and principal payments than higher rated bonds.

New issues of certain debt securities are often offered on a when-issued or firm-commitment basis; meaning, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the customary settlement time.  The value of when-issued securities or securities purchased on a firm-commitment basis may vary prior to and after delivery depending on market conditions and changes in interest rate levels.  However, a portfolio will not accrue any income on these securities prior to delivery.  A portfolio will maintain in a segregated account with its custodian, or earmark on its records, an amount of cash or high quality debt securities assets equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the when-issued securities or securities purchased on a firm-commitment basis.

A portfolio also may invest in corporate debt securities of foreign issuers (including preferred or preference stocks), certain foreign bank obligations (see “Banking Industry Obligations”) and U.S. dollar or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities.  Securities traded in certain emerging market countries, including the emerging market countries in Eastern Europe, may be subject to risks in addition to risks typically posed by international investing due to the inexperience of financial intermediaries, the lack of modern technology, and the lack of a sufficient capital base to expand business operations.

A portfolio’s investments in foreign currency denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income.  This difference may cause a portion of the Company’s income distributions to constitute returns of capital for tax purposes or require a portfolio to make distributions exceeding book income to qualify as a RIC for federal tax purposes.

Moody’s and S&P do not rate many securities of foreign issuers; therefore, the selection of such securities depends, to a large extent, on the credit analysis performed or used by a portfolio’s adviser or a sub-adviser.

Credit-Linked Notes (“CLNs”)

A CLN is generally issued by one party with a credit option or risk linked to a second party.  The embedded credit option allows the first party to shift a specific credit risk to the CLN holder, or a portfolio in this case.  A CLN is issued by a trust, a special purpose vehicle, and is collateralized by AAA-rated securities. A CLN’s price or coupon is linked to the performance of the reference asset of the second party.  Generally, a CLN holder receives either a fixed rate or a floating coupon rate during the life of the CLN and par at maturity.  The cash flows are dependent on specific credit-related events.  Should the second party default or declare bankruptcy, the CLN holder will receive an amount equivalent to the recovery rate.  A CLN holder bears the risk of default by the second party and any unforeseen movements in the reference asset, which could lead to loss of principal and receipt of interest payments.  In return for these risks, a CLN holder receives a higher yield.  As with most derivative instruments, valuation of a CLN is difficult due to the complexity of the security (i.e., the embedded option is not easily priced).  A portfolio cannot assure that it can implement a successful strategy regarding this type of investment.

Custodial Receipts and Trust Certificates

Custodial receipts with respect to securities issued or guaranteed as to principal and interest by the U.S. government, its agencies, instrumentalities, political subdivisions or authorities are known by various names, including Treasury Receipts, Treasury Investors Growth Receipts (“TIGRs”), and Certificates of Accrual on Treasury Securities (“CATS”).  For certain securities law purposes, custodial receipts are not considered U.S. government securities.

Custodial receipts represent the right to receive either the principal amount or the periodic interest payments, or both with respect to specific underlying municipal bonds.  In a typical custodial receipt arrangement, an issuer or third party owner of municipal bonds deposits the bonds with a custodian in exchange for two classes of custodial receipts. The two classes have different characteristics but, in each case, payments on the two classes are based on payments received on the underlying municipal bonds. In no event will the aggregate interest paid with respect to the two classes exceed the interest paid by the underlying municipal bond.  Custodial receipts are sold in private placements. The value of a custodial receipt may fluctuate more than the value of a municipal bond of comparable quality and maturity.

The custodial receipts and trust certificates may be underwritten by securities dealers or banks, representing interests in securities held by a custodian or trustee. The securities so held may include U.S. government securities, municipal securities, or other types of securities in which a portfolio may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments, or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee.  For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuers of the securities held by the custodian or trust. As a holder of custodial receipts and trust certificates, a portfolio will bear its proportionate share of the fees and expenses charged to the custodial account or trust. A portfolio may also invest in separately issued interests in custodial receipts and trust certificates.

Although under the terms of a custodial receipt a portfolio would be typically authorized to assert its rights directly against the issuer of the underlying obligation, the portfolio could be required to assert through the custodian bank those rights as may exist against the underlying issuers.  Thus, in the event an underlying issuer fails to pay principal and/or interest when due, a portfolio may be subject to delays, expenses, and risks that are greater than those that would have been involved if the portfolio had purchased a direct obligation of the issuer.  In addition, in the event that the trust or custodial account in which the underlying securities have been deposited is determined to be an association taxable as a corporation instead of a non-taxable entity, the yield on the underlying securities would be reduced in recognition of any taxes paid.

Certain custodial receipts and trust certificates may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below, or rise above, a specified rate. Because some of these instruments represent relatively recent innovations and the trading market for these instruments is less developed than the markets for traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios. Also, because these instruments may be leveraged, their market values may be more volatile than other types of municipal instruments and may present greater potential for capital gain or loss. The possibility of default by an issuer or the issuer’s credit provider may be greater for these derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information, and an established secondary market for some instruments may not exist. In many cases, the Internal Revenue Service (“IRS”) has not ruled on whether the interest received on a tax-exempt derivative instrument is tax-exempt and accordingly, purchases of such instruments by a portfolio are based on the opinion of counsel to the sponsors of the instruments.

Delayed Funding Loans and Revolving Credit Facilities

Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term.  A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility.  Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest.  These commitments may have the effect of requiring a portfolio to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid).  To the extent that a portfolio is committed to advancing additional funds, it will at all times segregate assets, determined to be liquid by the portfolio’s adviser or a sub-adviser in accordance with procedures established by its Board of Directors, in an amount sufficient to meet such commitments.

Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments.  As a result, a portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.  A portfolio will treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of the portfolio’s limitation on illiquid investments.  Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of a portfolio’s investment restriction relating to the lending of funds or assets.

Event-Linked Bonds

Event-linked bonds are debt instruments, for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as “catastrophe bonds.”  They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities.  If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a portfolio investing in the bond may lose a portion, or all, of its principal invested in the bond.  If no trigger event occurs, a portfolio will recover its principal plus interest.  For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses.  Event-linked bonds often provide for extensions of maturity that are mandatory or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred.  In addition to the specified trigger events, event-linked bonds may also expose a portfolio to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

Event-linked bonds are a relatively new type of financial instrument.  As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop.  Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a portfolio may be forced to liquidate positions when it would not be advantageous to do so.  Event-linked bonds are typically rated, and a portfolio will only invest in catastrophe bonds that meet the credit quality requirements for the portfolio.

Floating and Variable Rate Instruments

Floating and variable rate instruments normally provide that the holder can demand payment of the obligation on short notice at par with accrued interest. Such bonds are frequently secured by letters of credit or other credit support arrangements provided by banks. Floating or variable rate instruments provide for adjustments in the interest rate at specified intervals (weekly, monthly, semiannually, etc.). A portfolio would anticipate using these bonds as cash equivalents, pending longer term investment of its funds. Other longer term fixed rate bonds, with a right of the holder to request redemption at certain times (often annually, after the lapse of an intermediate term) may also be purchased by a portfolio. These bonds are more defensive than conventional long-term bonds (protecting to some degree against a rise in interest rates), while providing greater opportunity than comparable intermediate term bonds since a portfolio may retain the bond if interest rates decline. By acquiring these types of instruments, a portfolio obtains the contractual right to require the issuer of the security, or some other person (other than a broker or dealer) to purchase the security at an agreed upon price, which right is contained in the obligation itself rather than in a separate agreement with the seller or some other person.

Variable rate instruments held by a portfolio may have maturities of more than one year, provided: (i) the portfolio is entitled to the payment of principal at any time, or during specified intervals not exceeding one year, upon giving the prescribed notice (which may not exceed 30 days); and (ii) the rate of interest on such instruments is adjusted at periodic intervals not to exceed one year. In determining whether a variable rate instrument has a remaining maturity of one year or less, each instrument will be deemed to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand. A portfolio will be able (at any time or during specified periods not exceeding one year, depending upon the note involved) to demand payment of the principal of a note. If an issuer of a variable rate instrument defaulted on its payment obligation, a portfolio might be unable to dispose of the note and a loss would be incurred to the extent of the default. A portfolio may invest in variable rate instruments only when the investment is deemed to involve minimal credit risk. The continuing creditworthiness of issuers of these instruments will be monitored to determine whether such notes should continue to be held. Variable and floating rate instruments with demand periods in excess of seven days, which cannot be disposed of promptly within seven business days in the usual course of business, without taking a reduced price will be treated as illiquid securities.

Credit rating agencies frequently do not rate floating and variable rate instruments; however, a portfolio’s adviser or a sub-adviser will determine what unrated and variable and floating rate instruments are of comparable quality at the time of the purchase to rated instruments eligible for purchase by the portfolio.  An active secondary market may not exist with respect to particular variable or floating rate instruments purchased by a portfolio.  The absence of such an active secondary market could make it difficult for a portfolio to dispose of the variable or floating rate instrument involved if the issuer of the instrument defaults on its payment obligation or during periods in which the portfolio is not entitled to exercise its demand rights, and the portfolio could, for these or other reasons, suffer a loss to the extent of the default.  Variable and floating rate instruments may be secured by bank letters of credit.  Money market instruments with a maturity of 60 days or less provide duration exposure similar to the floating rate debt in which a portfolio invests.  Such money market instruments are considered, for the purposes of a portfolio’s investment, to be floating rate debt.

Government Trust Certificates

Government trust certificates represent an interest in a government trust, the property of which consists of: (i) a promissory note of a foreign government no less than 90% of which is backed by the full faith and credit guaranty issued by the federal government of the United States (issued pursuant to Title III of the Foreign Operations, Export, Financing and Related Borrowers Programs Appropriations Act of 1998); and (ii) a security interest in obligations of the U.S. Treasury backed by the full faith and credit of the United States sufficient to support the remaining balance (no more than 10%) of all payments of principal and interest on such promissory note; provided that such obligations shall not be rated less than AAA by S&P or less than Aaa by Moody’s or have received a comparable rating by another NRSRO.

Guaranteed Investment Contracts (“GICs”)

GICs are issued by insurance companies. Pursuant to such contracts, a portfolio makes cash contributions to a deposit fund of the insurance company’s general account.  The insurance company then credits a portfolio on a monthly basis guaranteed interest, which is based on an index.  The GICs provide that this guaranteed interest will not be less than a certain minimum rate.  The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund.  In addition, because a portfolio may not receive the principal amount of a GIC from the insurance company on seven days’ notice or less, the GIC is considered an illiquid investment, and, together with other instruments invested in by the portfolio which are not readily marketable, will not exceed the portfolio’s allowable limit of investment in illiquid securities.  The term of a GIC will be one (1) year or less.  In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate. GICs are not backed by the U.S. government nor are they insured by the FDIC.  GICs are generally guaranteed only by the insurance companies that issue them.

High-Yield Bonds

High-yield bonds (commonly referred to as “junk bonds”) are debt securities that are rated lower than Baa3 by Moody’s, BBB- by S&P or, if not rated by Moody’s or S&P, a comparable rating from another NRSRO, or if not rated, of comparable quality. A portfolio may also invest in high-yield, below investment-grade debt instruments which are rated Ba or lower by Moody’s or BB or lower by S&P or, if unrated, of comparable quality.  No minimum rating standard is required by a portfolio.

High-yield bonds include certain corporate debt obligations, higher yielding preferred stocks and mortgage-backed securities, and securities convertible into the foregoing. High-yield bonds are not considered to be investment-grade. They are regarded as predominantly speculative with respect to the issuing company’s continuing ability to meet principal and interest payments, and investors should consider the risks associated with high-yield bonds before investing in a portfolio that holds high-yield bonds in its portfolio.

Investments in high-yield bonds generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but also typically entail greater potential price volatility and principal and income risk.

High-yield bonds are not considered to be investment-grade. They are regarded as predominantly speculative with respect to the issuing company’s continuing ability to meet principal and interest payments. Also, their yields and market values tend to fluctuate more than higher-rated securities.  Fluctuations in value do not affect the cash income from the securities but are reflected in a portfolio’s NAV.  The greater risks and fluctuations in yield and value occur, in part, because investors generally perceive issuers of lower-rated and unrated securities to be less creditworthy.

The yields earned on high-yield bonds generally are related to the quality ratings assigned by recognized rating agencies.  The following are excerpts from Moody’s description of its bond ratings:

•                  Ba - judged to have speculative elements; their future cannot be considered as well assured.

•                  B - generally lack characteristics of a desirable investment;

•                  Caa - are of poor standing; such issues may be in default or there may be present elements of danger with respect to principal or interest;

•                  Ca - speculative in a high degree; often in default; and

•                  C - lowest rate class of bonds; regarded as having extremely poor prospects.

Moody’s also applies numerical indicators 1, 2, and 3 to rating categories.

•                  1 indicates that the security is in the higher end of its rating category;

•                  2 indicates a mid-range ranking; and

•                  3 indicates a ranking towards the lower end of the category.

The following are excerpts from S&P’s description of its bond ratings:

•                  BB, B, CCC, CC, C - predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligation;

•                  BB indicates the lowest degree of speculation;

•                  C indicates the highest degree of speculation; and

•                  D - indicates payment default.

S&P applies indicators “+,” no character and “-” to its rating categories.  The indicators show relative standing within the major rating categories.

Certain securities held by a portfolio may permit the issuer, at its option, to call or redeem its securities.  If an issuer were to redeem securities held by a portfolio during a time of declining interest rates, the portfolio may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

While the adviser or a sub-adviser may refer to ratings issued by established credit rating agencies, it is not a portfolio’s policy to rely exclusively on ratings issued by these rating agencies, but rather to supplement such ratings with the sub-adviser’s own independent and ongoing review of credit quality.  To the extent a portfolio invests in these lower rated securities, the achievement of its investment objective may be more dependent on the sub-adviser’s own credit analysis than in the case of a fund investing in higher quality debt instruments.  These lower rated securities may also include zero-coupon bonds, deferred interest bonds, and pay-in-kind bonds.

Risks Associated with High-Yield Bonds

Medium- to lower-rated and unrated securities tend to offer higher yields than those of other securities with the same maturities because of the additional risks associated with them.  These risks include:

High-Yield Bond Market.  A severe economic downturn or increase in interest rates might increase defaults in high-yield bonds issued by highly leveraged companies.  An increase in the number of defaults could adversely affect the value of all outstanding high-yield bonds, thus disrupting the market for such securities.

Sensitivity to Interest Rate and Economic Changes. High-yield securities are more sensitive to adverse economic changes or individual corporate developments but generally less sensitive to interest rate changes than are U.S. Treasury or investment-grade bonds.  As a result, when interest rates rise causing bond prices to fall, the value of high-yield securities may not fall as much as U.S. Treasury or investment- grade corporate bonds.  Conversely, when interest rates fall these securities may underperform U.S. Treasury investment-grade corporate bonds because high-yield bond prices tend not to rise as much as the prices of these bonds.

The financial stress resulting from an economic downturn or adverse corporate developments could have a greater negative effect on the ability of issuers of high-yield bonds to service their principal and interest payments, to meet projected business goals, and to obtain additional financing than on more creditworthy issuers.  Holders of high-yield bonds could also be at greater risk because high-yield bonds are generally unsecured and subordinate to senior debt holders and secured creditors.  If the issuer of a high-yield bond owned by a portfolio defaults, the portfolio may incur additional expenses in seeking recovery.  In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yield securities and a portfolio’s NAV.  Furthermore, in the case of high-yield securities structured as zero-coupon or pay-in-kind bonds, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more speculative and volatile than securities which pay interest periodically and in cash.

Payment Expectations. High-yield securities present risks based on payment expectations.  For example, high-yield securities may contain redemption or call provisions.  If an issuer exercises these provisions in a declining interest rate market, a portfolio may have to replace the security with a lower yielding security resulting in a decreased return for investors.  Also, the value of high-yield securities may decrease in a rising interest rate market.  In addition, there is a higher risk of non-payment of interest and/or principal by issuers of high-yield securities than in the case of investment-grade bonds.

Liquidity and Valuation Risks.  Lower rated bonds are typically traded among a smaller number of broker-dealers rather than in a broad secondary market.  Purchasers of high-yield securities tend to be institutions rather than individuals, a factor that further limits the secondary market.  To the extent that no established retail secondary market exists, many high-yield securities may not be as liquid as U.S. Treasury and investment-grade bonds.  The ability of a portfolio’s Board to value or sell high-yield securities will be adversely affected to the extent that such securities are thinly traded or illiquid.  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield securities more than other securities, especially in a thinly-traded market.  To the extent a portfolio owns illiquid or restricted high-yield securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.  At times of less liquidity, it may be more difficult to value high-yield securities because this valuation may require more research and elements of judgment may play a greater role in the valuation since there is less reliable, objective data available.

Taxation.  Special tax considerations are associated with investing in high-yield securities structured as zero- coupon or pay-in-kind bonds.  A portfolio reports the interest on these securities as income even though it receives no cash interest until the security’s maturity or payment date.

Limitations of Credit Ratings. The credit ratings assigned to high-yield securities may not accurately reflect the true risks of an investment.  Credit ratings typically evaluate the safety of principal and interest payments rather than the market value risk of high-yield securities.  In addition, credit agencies may fail to adjust credit ratings to reflect rapid changes in economic or company conditions that affect a security’s market value.  Although the ratings of NRSROs such as Moody’s and S&P are considered, a portfolio’s adviser or sub-adviser may primarily rely on its own credit analysis, which includes a study of existing debt, capital structure, ability to service debts and to pay dividends, the issuer’s sensitivity to economic conditions, its operating history, and the current trend of earnings.  Thus, the achievement of a portfolio’s investment objective may be more dependent on the portfolio’s adviser’s or sub-adviser’s own credit analysis than might be the case for a fund which invests in higher quality bonds.  The adviser or sub-adviser continually monitors the investments in a portfolio’s portfolio and carefully evaluates whether to dispose of or retain high-yield securities whose credit ratings have changed.  A portfolio may retain a security whose rating has been changed.

Congressional Proposals.  New laws and proposed laws may negatively affect the market for high-yield bonds.  As examples, recent legislation requires federally insured savings and loan associations to divest themselves of their investments in high-yield bonds, and pending proposals are designed to limit the use of, or tax and eliminate other advantages of, high-yield bonds.  Any such proposals, if enacted, could negatively affect a portfolio’s NAV.

Indexed Securities

Indexed securities are instruments whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators.  Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.

Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities.  Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency.  Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad.  Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates.  Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies.

Inflation-Indexed Bonds

Inflation-indexed bonds are debt instruments whose principal value is periodically adjusted according to the rate of inflation.  Two structures are common.  The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond.  Most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semiannual coupon. Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future.  The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.  For example, if a portfolio purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%).  If inflation during the second half of the year resulted in the whole years’ inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.  Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation.  For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. However, the current market value of the bonds is not guaranteed, and will fluctuate.  A portfolio also may invest in other inflation related bonds which may or may not provide a similar guarantee.  If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates.  Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation.  Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates may decline, leading to an increase in value of inflation-indexed bonds.  In contrast if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.  Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value.  If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.  The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics.  The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.  Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government.  There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services.  Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Inverse Floating Rate Securities

The interest on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed.  An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest.  The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values.

Lease Obligation Bonds

Lease obligation bonds are mortgages on a facility that is secured by the facility and are paid by a lessee over a long term.  The rental stream to service the debt, as well as the mortgage, are held by a collateral trustee on behalf of the public bondholders.  The primary risk of such instrument is the risk of default.  Under the lease indenture, the failure to pay rent is an event of default.  The remedy to cure default is to rescind the lease and sell the assets.  If the lease obligation is not readily marketable or market quotations are not readily available, such lease obligations will be subject to a portfolio’s limit on illiquid securities.

Loan Participations and Assignments

A loan participation is an undivided interest in a loan made by the issuing financial institution in the same proportion as the buyer’s participation interest bears to the total principal amount of the loan.  The issuing financial institution may have no obligation to a portfolio other than to pay the portfolio the proportionate amount of the principal and interest payments it receives. Commercial loans may be secured or unsecured. Loan participations generally are offered by banks or other financial institutions or lending syndicates. A portfolio may participate in such syndications, or can buy part of a loan, becoming a part lender.  The participation interests that a portfolio may invest in may not be rated by any NRSRO.

When purchasing loan participations, a portfolio may assume the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary.  Unless, under the terms of a loan or other indebtedness a portfolio has direct recourse against a borrower, the portfolio may have to rely on the interposed agent bank or other financial intermediary to apply appropriate credit remedies against the borrower.  In the event that an agent bank or financial intermediary becomes insolvent, a portfolio might incur costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest.

A loan is often administered by an agent bank acting as agent for all holders.  The agent bank administers the terms of the loan, as specified in the loan agreement.  In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement.  Unless, under the terms of the loan or other indebtedness, a portfolio has direct recourse against the corporate borrower, the portfolio may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrowing corporation, which is obligated to make payments of principal and interest on the loan.  There is a risk that a borrowing corporation may have difficulty making payments.  If a portfolio does not receive scheduled interest or principal payments on such indebtedness, the portfolio could experience a reduction in its income and its share price and yield could be adversely affected. In addition, the value of that loan participation might also decline. Loans that are fully secured offer a portfolio more protection than an unsecured loan in the event of non-payment of scheduled interest or principal.  However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrowing corporation’s obligation, or that the collateral can be liquidated. If a portfolio invests in loan participations with poor credit quality, the portfolio bears a substantial risk of losing the entire amount invested.  Investments in loans through a direct assignment of a financial institution’s interests with respect to the loan may involve additional risks to a portfolio.  For example, if a loan is foreclosed, a portfolio could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.

A portfolio may invest in loan participations with credit quality comparable to that of issuers of its securities investments.  Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative.  Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed.  Consequently, when investing in indebtedness of companies with poor credit, a portfolio bears a substantial risk of losing the entire amount invested.

A portfolio may be required to limit the amount of its total assets that it invests in any one issuer or in issuers within the same industry (see each Portfolio’s “Fundamental and Non-Fundamental Investment Policies”).  For purposes of these limits, a portfolio generally will treat the borrowing corporation as the “issuer” of indebtedness held by the portfolio.  In the case of loan participations where a bank or other lending institution serves as a financial intermediary between a portfolio and the borrowing corporation, if the participation does not shift to the portfolio, the direct debtor-creditor relationship with the borrowing corporation, SEC interpretations require the portfolio to treat both the lending bank or other lending institution and the borrowing corporation as “issuers” for the purposes of determining whether the portfolio has invested more than 5% of its total assets in a single issuer.  Treating a financial intermediary as an issuer of indebtedness may restrict a portfolio’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent.  A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness.  However, if assets held by the agent bank for the benefit of a portfolio were determined to be subject to the claims of the agent bank’s general creditors, the portfolio might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest.  In situations involving other interposed financial institutions (such as an insurance company or governmental agency) similar risks may arise.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale.  In some cases, negotiations involved in disposing of indebtedness may require weeks to complete.  Consequently, some indebtedness may be difficult or impossible to dispose of readily at what a portfolio’s sub-adviser believes to be a fair price.  In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a portfolio’s NAV than if that value were based on available market quotations, and could result in significant variations in the portfolio’s daily share price.  At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid.  As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve.  In addition, a portfolio currently intends to treat indebtedness for which there is no readily available market as illiquid for purposes of the portfolio’s limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of the Company’s investment restriction relating to the lending of portfolios or assets by a portfolio.

Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to a portfolio.  For example, if a loan is foreclosed, a portfolio could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.  In addition, it is conceivable that under emerging legal theories of lender liability, a portfolio could be held liable as co-lender.  It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation.  In the absence of definitive regulatory guidance, a portfolio relies on the adviser’s or a sub-adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

Mortgage-Backed Securities

Mortgage-backed securities represent participation interests in pools of adjustable and fixed rate mortgage loans secured by real property.  The types of mortgage-related securities a portfolio may invest in include adjustable rate mortgage securities, agency related mortgage securities, CMOs, interest/principal only stripped mortgage-backed securities, REMICs, and subordinated mortgage securities. Most mortgage-backed securities are pass-through securities, which means that investors receive payments consisting of a pro rata share of both principal and interest (less servicing and other fees), as well as unscheduled prepayments, as mortgages in the underlying mortgage pool are paid off by borrowers. A portfolio may invest only in those mortgage-backed securities that meet its credit quality and portfolio maturity requirements.

Mortgage-backed securities issued by commercial banks, S&L associations, private mortgage insurance companies, mortgage bankers, and other secondary market issuers create pass-through pools of conventional residential mortgage loans.  In addition, such issuers may be the originators of the underlying mortgage loans as well as the guarantors of the certificates.  Pools created by such non-governmental issuers generally offer a higher rate of return than governmental pools because there are no direct or indirect governmental guarantees of payments in the former pools.  However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool, and hazard insurance.  The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers.

It is expected that governmental or private entities may create mortgage loan pools offering pass-through investments in addition to those described above.  As new types of pass-through securities are developed and offered to investors, the adviser or a sub-adviser may, consistent with a portfolio’s investment objectives, policies and restrictions, consider making investments in such new types of securities.

Other types of mortgage-backed securities in which a portfolio may invest include debt securities that are secured, directly or indirectly, by mortgages on commercial real estate or residential rental properties, or by first liens on residential manufactured homes (as defined in section 603(6) of the National Manufactured Housing Construction and Safety Standards Act of 1974), whether such manufactured homes are considered real or personal property under the laws of the states in which they are located.  Securities in this investment category include, among others, standard mortgage-backed bonds and newer CMOs.  Mortgage-backed bonds are secured by pools of mortgages, but unlike pass-through securities, payments to bondholders are not determined by payments on the mortgages.  The bonds consist of a single class, with interest payable periodically and principal payable on the stated date of maturity.

Unlike conventional debt obligations, mortgage-backed securities provide monthly payments derived from the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans.  The mortgage loans underlying mortgage-backed securities are generally subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment.  Under certain interest rate and prepayment scenarios, a portfolio may fail to recover the full amount of its investment in mortgage-backed securities notwithstanding any direct or indirect governmental or agency guarantee.  Since faster than expected prepayments must usually be invested in lower yielding securities, mortgage-backed securities are less effective than conventional bonds in “locking” in a specified interest rate.  In a rising interest rate environment, a declining prepayment rate may extend the average life of many mortgage-backed securities.  Extending the average life of a mortgage-backed security reduces its value and increases the risk of depreciation due to future increases in market interest rates.

Risks of Investing in Mortgage-Backed Securities

Investments in mortgage-backed securities involve certain risks.  Due to the possibility of prepayments of the underlying mortgage instruments, mortgage-backed securities generally do not have a known maturity.  In the absence of a known maturity, market participants generally refer to an estimated average life.  An average life estimate is a function of an assumption regarding anticipated prepayment patterns, based upon current interest rates, current conditions in the relevant housing markets and other factors.  The assumption is necessarily subjective, and thus different market participants can produce different average life estimates with regard to the same security.  There can be no assurance that estimated average life will be a security’s actual average life.

In periods of declining interest rates, prices of debt instruments tend to rise. However, during such periods, the rate of prepayment of mortgages underlying mortgage-backed securities tends to increase, with the result that such prepayments must be reinvested by the issuer at lower rates.  Rising interest rates also tend to discourage refinancing of home mortgages, with the result that the average life of mortgage-backed securities held by a portfolio may be lengthened.

Due to the possibility of prepayments of the underlying mortgage instruments, mortgage-backed securities generally do not have a known maturity.  In the absence of a known maturity, market participants generally refer to an estimated average life.  An average life estimate is a function of an assumption regarding anticipated prepayment patterns, based upon current interest rates, current conditions in the relevant housing markets, and other factors.  The assumption is necessarily subjective, and thus different market participants can produce different average life estimates with regard to the same security.  There can be no assurance that estimated average life will be a security’s actual average life.

The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-backed security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase.  Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities.

In addition, the value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers of mortgage-backed securities.  Because investments in mortgage-related securities are interest-rate sensitive, the ability of the issuer to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy.  For example, action by the Board of Governors of the Federal Reserve System to limit the growth of the nation’s money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages.

Additionally, although mortgages and mortgage-backed securities are generally supported by some form of government or private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations.

Further, stripped mortgage-backed securities (“SMBS”) are likely to experience greater price volatility than other types of mortgage securities.  The yield to maturity on the interest only class is extremely sensitive, both to changes in prevailing interest rates and to the rate of principal payments (including prepayments) on the underlying mortgage assets.  Similarly, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets.  In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are made.  A portfolio could fail to fully recover its initial investment in a CMO residual or a SMBS.

Some of these mortgage-backed securities may have exposure to subprime loans or subprime mortgages, which are loans to persons with impaired credit ratings.  However, it may be difficult to determine which securities have exposure to subprime loans or mortgages. Furthermore, the risk allocation techniques employed by these instruments may not be successful, which could lead to the credit risk of these instruments being greater than indicated by their ratings.  The value of these instruments may be further affected by downturns in the credit markets or the real estate market.  It may be difficult to value these instruments because of concerns about their transparency. These instruments may not be liquid.

Adjustable Rate Mortgage Securities (“ARMS”)

ARMs are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates.  The adjustments usually are determined in accordance with a predetermined interest rate index and may be subject to certain limits.  The adjustment feature of ARMS tends to make their values less sensitive to interest rate changes.  As the interest rates on the mortgages underlying ARMS are reset periodically, yields of such portfolio securities will gradually align themselves to reflect changes in market rates.  Unlike fixed rate mortgages, which generally decline in value during periods of rising interest rates, ARMS allow a portfolio to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages, resulting in both higher current yields and low price fluctuations.  Furthermore, if prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a portfolio may be able to reinvest such amounts in securities with a higher current rate of return.  During periods of declining interest rates, of course, the coupon rates may readjust downward, resulting in lower yields to a portfolio.  Further, because of this feature, the values of ARMS are unlikely to rise during periods of declining interest rates to the same extent as fixed rate instruments.

Generally, ARMS have a specified maturity date and amortize principal over their life.  In periods of declining interest rates, there is a reasonable likelihood that ARMS will experience increased rates of prepayment of principal.  However, the major difference between ARMS and fixed rate mortgage securities is that the interest rate and the rate of amortization of principal of ARMS can and do change in accordance with movements in a particular, pre-specified, published interest rate index.

The amount of interest on ARMS is calculated by adding a specified amount, the “margin,” to the index, subject to limitations on the maximum and minimum interest that can be charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period.  Because the interest rates on ARMS generally move in the same direction as market interest rates, the market value of ARMS tends to be more stable than that of long-term, fixed rate securities.

There are two main categories of indices which serve as benchmarks for periodic adjustments to coupon rates on ARMS:  (i) those based on U.S. Treasury securities; and (ii) those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates.  Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (“LIBOR”), the prime rate of a specific bank, or commercial paper rates.  Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels.  Others, such as the 11th District Home Loan Bank Cost of Funds index (often related to ARMS issued by the Federal National Mortgage Association (“FNMA”), tend to lag changes in market rate levels and tend to be somewhat less volatile.

Agency-Mortgage-Backed Securities

Agency mortgage securities mortgage-backed securities issued or guaranteed by the U.S. government, foreign governments or any of their agencies, instrumentalities or sponsored enterprises.  There are several types of agency mortgage securities currently available including, but not limited to, guaranteed mortgage pass-through certificates and multiple class securities. The dominant issuers or guarantors of mortgage-related securities today are the Government National Mortgage Association (“GNMA”), the FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC”).  GNMA creates pass-through securities from pools of U.S. government guaranteed or insured (such as by the Federal Housing Authority or Veterans Administration) mortgages originated by mortgage bankers, commercial banks and savings associations.  FNMA and FHLMC issue pass-through securities from pools of conventional and federally insured and/or guaranteed residential mortgages obtained from various entities, including savings associations, savings banks, commercial banks, credit unions, and mortgage bankers. These instruments might be considered derivatives.  The primary risks associated with these instruments is the risk that their value will change with changes in interest rates and prepayment risk. (See “U.S. Government Securities.”)

FNMA:  FNMA is a federally chartered and privately owned corporation established under the Federal National Mortgage Association Charter Act.  FNMA provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby providing them with funds for additional lending.  FNMA uses its funds to purchase loans from investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

Each FNMA pass-through security represents a proportionate interest in one or more pools of loans, including conventional mortgage loans (that is, mortgage loans that are not insured or guaranteed by any U.S. government agency).  The pools consist of one or more of the following types of loans:  (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate mortgage loans secured by multifamily projects.

FHLMC Securities:  The operations of FHLMC currently consist primarily of the purchase of first lien, conventional, residential mortgage loans and participation interests in mortgage loans and the resale of the mortgage loans in the form of mortgage-backed securities.

The mortgage loans underlying FHLMC securities typically consist of fixed-rate or adjustable rate mortgage loans with original terms to maturity of between 10 to 30 years, substantially all of which are secured by first liens on one-to-four-family residential properties or multifamily projects.  Each mortgage loan must be whole loans, participation interests in whole loans and undivided interests in whole loans or participation in another FHLMC security.

FHLMC issues certificates representing interests in mortgage loans.  FHLMC guarantees, to each holder of a FHLMC Certificate, timely payment of the amounts representing a holder’s proportionate share in:  (i) interest payments, less servicing and guarantee fees; (ii) principal prepayments; and (iii) the ultimate collection of amounts representing the holder’s proportionate interest in principal payments on the mortgage loans in the pool represented by the FHLMC Certificate, in each case whether or not such amounts are actually received.  FHLMC securities are not backed by the full faith and credit of the United States; however, they generally are considered to present minimal credit risks.

GNMA Securities:  GNMA is a wholly-owned corporate instrumentality of the U.S. government within the Department of Housing and Urban Development.  In order to meet its obligations under a guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

GNMA pass-through securities may represent a proportionate interest in one or more pools of the following types of mortgage loans:  (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multifamily residential properties under construction; (vi)  mortgage loans on completed multifamily projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower’s monthly payments during the early years of the mortgage loans (“buy down” mortgage loans); (viii) mortgage loans that provide for adjustments on payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes.

The principal and interest on GNMA pass-through securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. government.  FNMA guarantees full and timely payment of all interest and principal, while FHLMC guarantees timely payment of interest and ultimate collection of principal, of its pass-through securities.  FNMA and FHLMC securities are not backed by the full faith and credit of the United States; however, they are generally considered to present minimal credit risks.  The yields provided by these mortgage-backed securities historically have exceeded the yields on other types of U.S. government securities with comparable maturities in large measure due to the risks associated with prepayment.

Life of GNMA Certificates. The average life of a GNMA Certificate is likely to be substantially less than the stated maturity of the mortgages underlying the securities.  Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool.  Foreclosures impose no risk of loss of the principal balance of a certificate, because of the GNMA guarantee, but foreclosure may impact the yield to shareholders because of the need to reinvest proceeds of foreclosure.  As prepayment rates of individual mortgage pools vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA certificates.  However, statistics published by the Federal Housing Administraton (“FHA”) indicate that the average life of single family dwelling mortgages with 25 to 30-year maturities, the type of mortgages backing the vast majority of GNMA Certificates, is approximately 12 years.  Prepayments are likely to increase in periods of falling interest rates. It is customary to treat GNMA Certificates as 30-year mortgage-backed securities that prepay fully in the twelfth year.

Yield Characteristics of GNMA Certificates. The coupon rate of interest of GNMA certificates is lower than the interest rate paid on the Veterans Administration (“VA”)-guaranteed or FHA-insured mortgages underlying the certificates, by the amount of the fees paid to GNMA and the issuer.  The coupon rate by itself, however, does not indicate the yield that will be earned on GNMA certificates.  First, GNMA certificates may be issued at a premium or discount rather than at par, and, after issuance, GNMA certificates may trade in the secondary market at a premium or discount.  Second, interest is earned monthly, rather than semi-annually as with traditional bonds; monthly compounding raises the effective yield earned.  Finally, the actual yield of a GNMA certificate is influenced by the prepayment experience of the mortgage pool underlying it.  For example, if interest rates decline, prepayments may occur faster than had been originally projected and the yield to maturity and the investment income of a portfolio would be reduced.

Collateralized Mortgage Obligations

A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal are paid, in most cases, semi-annually.  CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the GNMA, the FHLMC, or the FNMA and their income streams.

CMOs have characteristics of both pass-through securities and mortgage-backed bonds. CMOs are secured by pools of mortgages, typically in the form of guaranteed pass-through certificates such as GNMA, FNMA, or FHLMC securities. The payments on the collateral securities determine the payments to bondholders, but there is not a direct pass-through of payments. CMOs are structured into multiple classes or “tranches,” each bearing a different date of maturity.   Each class of a CMO is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date.  Principal prepayments on the collateral pool may cause the various classes of a CMO to be retired substantially earlier than their stated maturities or final distribution dates.  The principal of, and interest on, the collateral pool may be allocated among the several classes of a CMO in a number of different ways.  Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to some of the individual tranches than exists with the underlying collateral of the CMO.  As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-backed securities.  Certain classes of CMOs may have priority over others with respect to the receipt of prepayments on the mortgages.

CMOs are issued by entities that operate under order of the SEC exempting such issuers from the provisions of the 1940 Act.  Until recently, the staff of the SEC had taken the position that such issuers were investment companies and that, accordingly, an investment by an investment company (such as a portfolio) in the securities of such issuers was subject to the limitations imposed by Section 12 of the 1940 Act.  However, in reliance on SEC staff interpretations, a portfolio may invest in securities issued by certain exempted issuers without regard to the limitations of Section 12 of the 1940 Act.  In its interpretation, the SEC staff defined “exempted issuers” as unmanaged, fixed asset issuers that: (i) invest primarily in mortgage-backed securities; (ii) do not issue redeemable securities as defined in Section 2(a)(32) of the 1940 Act; (iii) operate under the general exemptive orders exempting them from all provisions of the 1940 Act; and (iv) are not registered or regulated under the 1940 Act as investment companies.

Privately issued CMOs are arrangements in which the underlying mortgages are held by the issuer, which then issues debt collateralized by the underlying mortgage assets.  Such securities may be backed by mortgage insurance, letters of credit or other credit enhancing features.  They are, however, not guaranteed by any government agency and are secured by the collateral held by the issuer.  Privately issued CMOs are subject to prepayment risk due to the possibility that prepayments on the underlying assets will alter the cash flow.

In a typical CMO transaction, a corporation (issuer) issues multiple portfolios (e.g., A, B, C, and Z) of CMO bonds. Proceeds of the CMO bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”).  The Collateral is pledged to a third-party trustee as security for the CMO bonds. Principal and interest payments from the collateral are used to pay principal on the CMO bonds in the order A, B, C, and Z.  The portfolio’s A, B, and C CMO bonds all bear current interest.  Interest on the portfolio’s Z CMO bond is accrued and added to the principal; a like amount is paid as principal on the portfolio’s A, B, or C CMO bond currently being paid off. When the portfolio’s A, B, and C CMO bonds are paid in full, interest and principal on the portfolio’s Z CMO bond begins to be paid currently.  With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or S&Ls) to borrow against their loan portfolios.

A portfolio considers GNMA-, FNMA-, and FHLMC-issued pass-through certificates, CMOs, and other mortgage-backed securities to be U.S. government securities for purposes of a portfolio’s investment policies.

Commercial Mortgage-Backed Securities

Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property.  The market for commercial mortgage-backed securities has developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities.  Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans.  These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants.  Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or-asset-backed securities.

Forward Roll Transactions

A portfolio may enter into “forward roll” transactions with respect to mortgage-backed securities (also referred to as “mortgage dollar rolls”).  In this type of transaction, a portfolio sells a mortgage-backed security to a buyer and simultaneously agrees to repurchase a similar security (the same type of security, and having the same coupon and maturity) at a later date at a set price.  The securities that are repurchased will have the same interest rate as the securities that are sold, but typically will be collateralized by different pools of mortgages (with different prepayment histories) than the securities that have been sold.  Proceeds from the sale are invested in short-term instruments, such as repurchase agreements.  The income from those investments, plus the fees from the forward roll transaction, are expected to generate income to a portfolio in excess of the yield on the securities that have been sold.

A portfolio will only enter into “covered” rolls.  To assure its future payment of the purchase price, a portfolio will identify on its books liquid assets in an amount equal to the payment obligation under the roll.

These transactions have risks.  During the period between the sale and the repurchase, a portfolio will not be entitled to receive interest and principal payments on the securities that have been sold.  It is possible that the market value of the securities a portfolio sells may decline below the price at which the portfolio is obligated to repurchase securities.

Interest/Principal Only Stripped Mortgage-Backed Securities

SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose entities of the foregoing.

SMBS are usually structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets.  A common type of SMBS will have one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal.  In the most extreme case, one class will receive all of the interest (the “Interest Only” or “IO” class), while the other class will receive the entire principal (the “Principal-Only” or “PO” class).  The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such security’s yield to maturity.  If the underlying mortgage assets experience greater than anticipated prepayments of principal, a portfolio may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories. The determination of whether a particular government-issued IO or PO backed by fixed rate mortgages is liquid is made by the adviser or sub-adviser under guidelines and standards established by a portfolio’s Board.  Such a security may be deemed liquid if it can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of NAV per share.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed.  As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed “illiquid” and subject to a portfolio’s limitations on investment in illiquid securities.

Privately Issued Mortgage-Backed Securities

Mortgage-backed securities offered by private issuers include pass-through securities for pools of conventional residential mortgage loans; mortgage pay-through obligations and mortgage-backed bonds, which are considered to be obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and CMOs which are collateralized by mortgage-backed securities issued by GNMA, FNMA, FHLMC, or by pools of conventional mortgages.  A portfolio limits its investments in privately issued mortgage-backed securities to “mortgage related securities” within the meaning of the Secondary Mortgage Market Enhancement Act of 1984, as amended.

A portfolio may invest in, among other things, “parallel pay” CMOs, Planned Amortization Class CMOs (“PAC Bonds”) and REMICs.  A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real property.  Investors may purchase beneficial interests in REMICS, which are known as “regular” interests, or “residual” interests.  A portfolio will not invest in residual REMICs.  Guaranteed REMIC pass through certificates (REMIC Certificates) issued by FNMA, FHLMC, or GNMA represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or FNMA, FHLMC, or GNMA guaranteed mortgage pass through certificates.  For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the payment of principal, as payments are required to be made on the underlying mortgage participation certificates.  FNMA REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by FNMA.  GNMA REMIC Certificates are supported by the full faith and credit of the U.S. Treasury.

Parallel pay CMOs, as well as REMICs, are structured to provide payments of principal on each payment date to more than one class.  These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which like the other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.  PAC Bonds are parallel pay CMOs that generally require payments of a specified amount of principal on each payment date; the required principal payment on PAC Bonds have the highest priority after interest has been paid to all classes.

Mortgage-backed securities created by private issuers generally offer a higher rate of interest (and greater credit and interest rate risk) than U.S. government and U.S. government mortgage-backed securities because they offer no direct or indirect government guarantees of payments.  However, many issuers or servicers of mortgage-backed securities guarantee, or provide insurance for, timely payment of interest and principal on such securities.  Privately-issued mortgage-backed securities will not be treated as constituting a single, separate industry.

These mortgage-backed securities are not guaranteed by an entity having the credit standing of a U.S. government agency.  In order to receive a high quality rating, they normally are structured with one or more types of credit enhancement.  These credit enhancements fall generally into two categories:  (i) liquidity protection; and (ii) protection against losses resulting after default by a borrower and liquidation of the collateral.  Liquidity protection refers to the providing of cash advances to holders of mortgage-backed securities when a borrower on an underlying mortgage fails to make its monthly payment on time.  Protection against losses resulting after default and liquidation is designed to cover losses resulting when, for example, the proceeds of a foreclosure sale are insufficient to cover the outstanding amount on the mortgage.  This protection may be provided through guarantees, insurance policies, or letters of credit through various means of structuring the transaction or through a combination of such approaches.

Subordinated Mortgage Securities

Subordinated mortgage securities have certain characteristics and certain associated risks.  In general, the subordinated mortgage securities in which a portfolio may invest consist of a series of certificates issued in multiple classes with a stated maturity or final distribution date.  One or more classes of each series may be entitled to receive distributions allocable only to principal, principal prepayments, interest, or any combination thereof, prior to one or more other classes, or only after the occurrence of certain events, and may be subordinated in the right to receive such distributions on such certificates to one or more senior classes of certificates.  The rights associated with each class of certificates are set forth in the applicable pooling and servicing agreement, form of certificate and offering documents for the certificates.

The subordination terms are usually designed to decrease the likelihood that the holders of senior certificates will experience losses or delays in the receipt of their distributions and to increase the likelihood that the senior certificate holders will receive aggregate distributions of principal and interest in the amounts anticipated.  Generally, pursuant to such subordination terms, distributions arising out of scheduled principal, principal prepayments, interest or any combination thereof that otherwise would be payable to one or more other classes of certificates of such series (i.e., the subordinated certificates) are paid instead to holders of the senior certificates.  Delays in receipt of scheduled payments on mortgage loans and losses on defaulted mortgage loans are typically borne first by the various classes of subordinated certificates and then by the holders of senior certificates.

In some cases, the aggregate losses in respect of defaulted mortgage loans that must be borne by the subordinated certificates and the amount of the distributions otherwise distributable on the subordinated certificates that would, under certain circumstances, be distributable to senior certificate holders may be limited to a specified amount.  All or any portion of distributions otherwise payable to holders of subordinated certificates may, in certain circumstances, be deposited into one or more reserve accounts for the benefit of the senior certificate holders.  Since a greater risk of loss is borne by the subordinated certificate holders, such certificates generally have a higher stated yield than the senior certificates.

Interest on the certificates generally accrues on the aggregate principal balance of each class of certificates entitled to interest at an applicable rate.  The certificate interest rate may be a fixed rate, a variable rate based on current values of an objective interest index or a variable rate based on a weighted average of the interest rate on the mortgage loans underlying or constituting the mortgage assets.  In addition, the underlying mortgage loans may have variable interest rates.

Generally, to the extent funds are available, interest accrued during each interest accrual period on each class of certificates entitled to interest is distributable on certain distribution dates until the aggregate principal balance of the certificates of such class has been distributed in full.  The amount of interest that accrues during any interest accrual period and over the life of the certificates depends primarily on the aggregate principal balance of the class of certificates, which, unless otherwise specified, depends primarily on the principal balance of the mortgage assets for each such period and the rate of payment (including prepayments) of principal of the underlying mortgage loans over the life of the trust.

A series of certificates may consist of one or more classes as to which distributions allocable to principal will be allocated.  The method by which the amount of principal to be distributed on the certificates on each distribution date is calculated and the manner in which such amount could be allocated among classes varies and could be effected pursuant to a fixed schedule, in relation to the occurrence of certain events or otherwise.  Special distributions are also possible if distributions are received with respect to the mortgage assets, such as is the case when underlying mortgage loans are prepaid.

A mortgage-backed security that is senior to a subordinated residential mortgage security will not bear a loss resulting from the occurrence of a default on an underlying mortgage until all credit enhancements protecting such senior holder is exhausted.  For example, the senior holder will only suffer a credit loss after all subordinated interests have been exhausted pursuant to the terms of the subordinated residential mortgage security.  The primary credit risk to a portfolio of investing in subordinated residential mortgage securities is potential losses resulting from defaults by the borrowers under the underlying mortgages.  A portfolio would generally realize such a loss in connection with a subordinated residential mortgage security only if the subsequent foreclosure sale of the property securing a mortgage loan does not produce an amount at least equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the interest that was not paid during the foreclosure period and all foreclosure expenses.

A portfolio’s adviser or a sub-adviser will seek to limit the risks presented by subordinated residential mortgage securities by reviewing and analyzing the characteristics of the mortgage loans that underlie the pool of mortgages securing both the senior and subordinated residential mortgage securities.  Each sub-adviser has developed guidelines to assist in the analysis of the mortgage loans underlying subordinated residential mortgage securities.  Each pool purchase is reviewed against the guidelines.  A portfolio may seek opportunities to acquire subordinated residential mortgage securities where, in the view of the adviser or a sub-adviser, the potential for a higher yield on such instruments outweighs any additional risk presented by the instruments.  A sub-adviser will seek to increase yield to shareholders by taking advantage of perceived inefficiencies in the market for subordinated residential mortgage securities.

Credit enhancement for the senior certificates comprising a series is provided by the holders of the subordinated certificates to the extent of the specific terms of the subordination and, in some cases, by the establishment of reserve funds.  Depending on the terms of a particular pooling and servicing agreement, additional or alternative credit enhancement may be provided by a pool insurance policy and/or other insurance policies, third party limited guaranties, letters of credit, or similar arrangements.  Letters of credit may be available to be drawn upon with respect to losses due to mortgagor bankruptcy and with respect to losses due to the failure of a master service to comply with its obligations, under a pooling and servicing agreement, if any, to repurchase a mortgage loan as to which there was fraud or negligence on the part of the mortgagor or originator and subsequent denial of coverage under a pool insurance policy, if any.  A master service may also be required to obtain a pool insurance policy to cover losses in an amount up to a certain percentage of the aggregate principal balance of the mortgage loans in the pool to the extent not covered by a primary mortgage insurance policy by reason of default in payments on mortgage loans.

A pooling and servicing agreement may provide that the depositor and master service could effect early termination of a trust, after a certain specified date or the date on which the aggregate outstanding principal balance of the underlying mortgage loans is less than a specific percentage of the original aggregate principal balance of the underlying mortgage loans by purchasing all of such mortgage loans at a price, unless otherwise specified, equal to the greater of a specified percentage of the unpaid principal balance of such mortgage loans, plus accrued interest thereon at the applicable certificate interest rate, or the fair market value of such mortgage assets.  Generally, the proceeds of such repurchase would be applied to the distribution of the specified percentage of the principal balance of each outstanding certificate of such series, plus accrued interest, thereby retiring such certificates.  Notice of such optional termination would be given by the trustee prior to such distribution date.

The underlying trust assets are a mortgage pool generally consisting of mortgage loans on single, multi-family and mobile home park residential properties.  The mortgage loans are originated by S&L associations, savings banks, commercial banks, or similar institutions and mortgage banking companies.

Various services provide certain customary servicing functions with respect to the mortgage loans pursuant to servicing agreements entered into between each service and the master service.  A service’s duties generally include collection and remittance of principal and interest payments, administration of mortgage escrow accounts, collection of insurance claims, foreclosure procedures and, if necessary, the advance of funds to the extent certain payments are not made by the mortgagors and are recoverable under applicable insurance policies or from proceeds of liquidation of the mortgage loans.

The mortgage pool is administered by a master service who: (i) establishes requirements for each service; (ii) administers, supervises, and enforces the performance by the services of their duties and responsibilities under the servicing agreements; and (iii) maintains any primary insurance, standard hazard insurance, special hazard insurance and any pool insurance required by the terms of the certificates.  The master service may be an affiliate of the depositor and may also be the service with respect to all or a portion of the mortgage loans contained in a trust fund for a series of certificates.

Municipal Securities

Municipal securities are debt obligations issued by state and local governments, municipalities, territories, and possessions of the United States, regional government authorities, and their agencies and instrumentalities. The interest on these securities is, in the opinion of bond counsel to the issuer at the time of issuance, exempt from federal income tax. From time to time, legislation restricting or limiting the federal income tax exemption for interest on municipal securities is introduced in Congress. Municipal securities include both notes (which have maturities of less than one (1) year) and bonds (which have maturities of one (1) year or more) that bear fixed or variable rates of interest.

In general, municipal securities are issued to obtain funds for a variety of public purposes such as the construction, repair, or improvement of public facilities including airports, bridges, housing, hospitals, mass transportation, schools, streets, water, and sewer works.  Municipal securities may be issued to refinance outstanding obligations as well as to raise funds for general operating expenses and lending to other public institutions and facilities.

The two principal classifications of municipal securities are “general obligation” securities and “revenue” securities.  General obligation securities are obligations secured by the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest.  Characteristics and methods of enforcement of general obligation bonds vary according to the law applicable to a particular issuer and the taxes that can be levied for the payment of debt securities may be limited or unlimited as to rates or amounts of special assessments.  Revenue securities are payable only from the revenues derived from a particular facility, a class of facilities or, in some cases, from the proceeds of a special excise tax.  Revenue bonds are issued to finance a wide variety of capital projects including: electric, gas, water, and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals.  Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund, the assets of which may be used to make principal and interest payments on the issuer’s obligations.  Housing finance authorities have a wide range of security including partially or fully insured mortgages, rent subsidized and collateralized mortgages, and the net revenues from housing or other public projects.  Some authorities are provided further security in the form of a state’s assistance (although without obligation) to make up deficiencies in the debt service reserve fund.

Under the Code, certain limited obligation bonds are considered “private activity bonds” and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability.  Some longer-term municipal bonds give the investor the right to “put” or sell the security at par (face value) within a specified number of days following the investor’s request usually one to seven days.  This demand feature enhances a security’s liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par.  If a demand feature terminates prior to being exercised, a portfolio would hold the longer-term security, which could experience substantially more volatility.

Insured municipal debt involves scheduled payments of interest and principal is guaranteed by a private, non-governmental or governmental insurance company.  The insurance does not guarantee the market value of the municipal debt or the value of the shares of a portfolio.

Risks of Investing in Municipal Securities

Municipal securities are subject to credit and market risk.  Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues.  A portfolio may purchase and sell portfolio investments to take advantage of changes or anticipated changes in yield relationships, markets or economic conditions.  A portfolio also may purchase municipal bonds due to changes in a sub-adviser’s evaluation of the issuer or cash needs resulting from redemption requests for portfolio shares.  The secondary market for municipal bonds typically has been less liquid than that for taxable debt instruments, and this may affect a portfolio’s ability to sell particular municipal bonds at then-current market prices, especially in periods when other investors are attempting to sell the same securities.

Prices and yields on municipal bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue.  A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of municipal bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded.

A portfolio may purchase custodial receipts representing the right to receive either the principal amount or the periodic interest payments or both with respect to specific underlying municipal bonds.  In a typical custodial receipt arrangement, an issuer or third party owner of municipal bonds deposits the bonds with a custodian in exchange for two classes of custodial receipts.  The two classes have different characteristics, but, in each case, payments on the two classes are based on payments received on the underlying municipal bonds.  In no event will the aggregate interest paid with respect to the two classes exceed the interest paid by the underlying municipal bond.  Custodial receipts are sold in private placements.  The value of a custodial receipt may fluctuate more than the value of a municipal bond of comparable quality and maturity.

Securities of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978..  In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or imposing other constraints upon enforcement of such obligations or upon the ability to municipalities to levy taxes.  Furthermore, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be materially affected.

There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal securities may be materially affected or their obligations may be found to be invalid or unenforceable.  Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for municipal bonds or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds.  Adverse economic, business, legal or political developments might affect all or a substantial portion of a portfolio’s municipal bonds in the same manner.

Industrial Development Bonds and Pollution Control Bonds

These are revenue bonds and generally are not payable from the unrestricted revenues of an issuer.  They are issued by or on behalf of public authorities to raise money to finance privately operated facilities for business, manufacturing, housing, sport complexes, and pollution control.  Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.

Moral Obligation Securities

Municipal securities may include “moral obligation” securities, which are usually issued by special purpose public authorities. A moral obligation security is a type of state-issued municipal bond which is backed by a moral, not a legal obligation. If the issuer of a moral obligation security cannot fulfill its financial responsibilities from current revenues, it may draw upon a reserve fund, the restoration of which is a moral commitment, but not a legal obligation, of the state or municipality, that created the issuer.

Municipal Lease Obligations and Certificates of Participation

Municipal lease obligations are lease obligations or installment purchase contract obligations of municipal authorities or entities.  Although lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, they are ordinarily backed by the municipality’s covenant to budget for, appropriate, and make the payment due under the lease obligation.

Certificates of participation are securities issued by a particular municipality or municipal authority to evidence a proportionate interest in base rental or lease payments relating to a specific project to be made by the municipality, agency or authority.  However, certain lease obligations contain “non-appropriation” clauses that provide that the municipality has no obligation to make lease or installment purchase payments in any year unless money is appropriated for such purpose for such year.  Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of default and foreclosure might prove difficult.  In addition, these securities represent a relatively new type of financing, and certain lease obligations may therefore be considered to be illiquid securities.

Short-Term Municipal Obligations

These securities include the following:

Tax anticipation notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power of the municipality for the payment of principal and interest when due.

Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program. They also are usually general obligations of the issuer.

Bond anticipation notes normally are issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide the money for the repayment of the notes.

Construction loan notes are sold to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the FNMA or the GNMA.

Short-term discount notes (tax-exempt commercial paper) are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

Performance Indexed Paper (“PIPsSM”)

PIPsSM are U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements.  The yield to the investor on PIPsSM is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity).  The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper.  Both the minimum and maximum rates of return on the investment correspond to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

Principal Exchange Rate Linked Securities (“PERLSSM”)

PERLSSM are debt obligations,, the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time.  The return on standard principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar. Reverse principal exchange rate linked securities are like the standard securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency.  Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market).  Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

Structured Securities

Structured securities include notes, bonds, or debentures that provide for the payment of principal of, and/or interest in, amounts determined by reference to changes in the value of specific currencies, interest rates, commodities, indices, or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of structured securities may provide that under certain circumstances no principal is due at maturity and, therefore, may result in the loss of a portfolio’s investment. Structured securities may be positively or negatively indexed so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference.  Consequently, leveraged structured securities entail a greater degree of market risk than other types of debt obligations. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex fixed-income investments.

Rules governing the federal income tax aspects of commodity-linked structured securities are in a developing stage and are not entirely clear in certain respects, particularly in light of 2006 IRS revenue rulings that held that income from certain derivative contracts with respect to a commodity index or individual commodities was not qualifying income for a RIC. A portfolio intends to limit its investments in commodity-linked structured securities in a manner designed to maintain their qualification as RICs under the Code. However, these investment decisions involve judgment and the IRS may not agree with the determinations made by a portfolio. If the IRS does not agree, the status of a portfolio as a RIC might be jeopardized. The IRS has announced an internal review of its position with respect to the tax treatment of RICs that invest in commodity-related investments, and a moratorium on the issuance of new private letter rulings to RICs with respect to these investments. Future developments in this area could necessitate a future change to a portfolio’s investment strategies.

Trust Certificates

Trust certificates may be underwritten by securities dealers or banks, representing interests in securities held by a custodian or trustee.  The securities so held may include U.S. government securities, municipal securities or other types of securities in which a portfolio may invest.  The trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee.  For certain securities laws purposes, trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trust.  As a holder of trust certificates, a portfolio will bear its proportionate share of the fees and expenses charged to the custodial account or trust.

Although a portfolio would be typically authorized to assert its rights directly against the issuer of the underlying obligation, a portfolio could be required to assert through the custodian bank those rights as may exist against the underlying issuers.  Thus, in the event an underlying issuer fails to pay principal and/or interest when due, a portfolio may be subject to delays, expenses and risks that are greater than those that would have been involved if a portfolio had purchased a direct obligation of the issuer.  In addition, in the event that the trust account in which the underlying securities have been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying securities would be reduced in recognition of any taxes paid.

Certain trust certificates may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate.  Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios.  Also, because these instruments may be leveraged, their market values may be more volatile than other types of municipal instruments and may present greater potential for capital gain or loss.  The possibility of default by an issuer or the issuer’s credit provider may be greater for these derivative instruments than for other types of instruments.  In some cases, it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist.  In many cases, the IRS has not ruled on whether the interest received on a tax-exempt derivative instrument is tax-exempt and, accordingly, purchases of such instruments are based on the opinion of counsel to the sponsors of the instruments.

Trust-Preferred Securities

Trust-preferred securities, also known as trust-issued securities, are securities that have the characteristics of both debt and equity instruments and are treated by a portfolio as debt investments.  Generally, trust preferred securities are cumulative preferred stocks issued by a trust that is wholly-owned by a financial institution, usually, a bank holding company.  The financial institution creates the trust and will subsequently own the trust’s common securities, which represents 3% of the trust’s assets.  The remaining 97% of the trust’s assets consists of trust-preferred securities, which are then sold to investors.  The trust uses the sale proceeds to purchase a subordinated debt issued by the financial institution.  The financial institution uses the proceeds from the subordinated debt sale to increase its capital while the trust will receive periodic interest payments from the financial institution for holding the subordinated debt.  The trust will use the interest received to make dividend payments to the holders of the trust-preferred securities.  The dividends are generally paid on a quarterly basis and are higher than the dividends offered by the financial institution’s common stock.  Additionally, the holders of the trust-preferred securities are senior to the common stockholders in the event the financial institution is liquidated.  The primary benefit for the financial institution in using this particular structure is that the trust preferred securities are treated by the financial institution as debt securities for tax purposes (i.e., interest expense is tax deductible) and as equity securities for calculation of capital requirements.

In certain instances, this structure involves more than one financial institution and thus, more than one trust.  In this pooled offering, a separate trust is created.  This trust will issue securities to investors and use the proceeds to purchase the trust-preferred securities issued by the trust subsidiaries of the participating financial institutions.  Therefore, the trust preferred securities held by the investors are backed by the trust-preferred securities issued by the trust subsidiaries.

In identifying the risks associated with trust-preferred securities, a portfolio’s adviser or a sub-adviser evaluates the financial condition of the financial institution, as the trust typically has no business operations other than issuing the trust-preferred securities.  If the financial institution is financially unsound and defaults on the interest payments to the trust, the trust will not be able to make dividend payments to a portfolio.

U.S. Government Securities

Investments in U.S. government securities include instruments issued by the U.S. government, its agencies or instrumentalities. Securities guaranteed by the U.S. government include federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as bills, notes, and bonds).  In guaranteed securities, the U.S. government unconditionally guarantees the payment of principal and interest and thus they are of the highest credit quality. Such direct obligations or guaranteed securities are subject to variations in market value due to fluctuations in interest rates but, if held to maturity, the U.S. government is obligated to or guarantees to pay them in full.  They differ primarily in their interest rates, the lengths of their maturities, and the dates of their issuances.

In addition, U.S. government securities include securities issued by agencies or instrumentalities established or sponsored by the U.S. government, such as the Student Loan Marketing Association, the FNMA, and the FHLMC. While these securities are issued, in general, under the authority of an Act of Congress, the U.S. government is not obligated to provide financial support to the issuing instrumentalities, although under certain conditions certain of these authorities may borrow from the U.S. Treasury. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. A portfolio generally will invest in securities of such agencies or instrumentalities only when the adviser or a sub-adviser is satisfied that the credit risk with respect to any instrumentality is comparable to the credit risk of U.S. government securities backed by the full faith and credit of the United States.

Obligations of the International Bank for Reconstruction and Development may be purchased. These obligations which, while technically not a U.S. government agency or instrumentality, have the right to borrow from the participating countries, including the United States.

A portfolio may also invest in U.S. Treasury obligations, which are obligations issued or guaranteed by U.S. government agencies.  U.S. Treasury obligations include Treasury bills, Treasury notes, and Treasury bonds, and are backed by the full faith and credit of the United States as to timely payments of interest and repayments of principal.  Obligations issued or guaranteed by U.S. government agencies include direct obligations and mortgage-backed securities that have different levels of credit support from the government.  Some are supported by the full faith and credit of the U.S. government, such as the GNMA pass-through mortgage certificates; some are supported by the right of the issuer to borrow from the U.S. Treasury under certain circumstances, such as FNMA bonds, while others are supported only by the credit of the entity that issued them, such as FHLMC obligations.

In September 2008, FNMA and FHLMC were each placed into conservatorship by the U.S. government under the authority of the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. government, with a stated purpose to preserve and conserve the FNMA’s and FHLMC’s assets and property and to put FNMA and FHLMC in a sound and solvent condition.  The U.S. Treasury has made a commitment of indefinite duration to maintain the positive net worth of the FNMA and FHLMC in exchange for senior preferred stock and warrants for common stocks of the entities. No assurance can be given that the purposes of the conservatorship and related actions under the authority of FHFA will be met or that the U.S. Treasury’s initiative will be successful.

On August 5, 2011, S&P lowered the long-term sovereign credit rating assigned to the United States to AA+ with a negative outlook. On August 8, 2011, S&P downgraded the long-term senior debt rating of Fannie Mae and Freddie Mac to AA+ with a negative outlook. The long-term impacts of the downgrades or the impacts of any future downgrade are unknown. However, the downgrades could have a material adverse impact on global financial markets and worldwide economic conditions, and could negatively impact a portfolio.

Zero-Coupon Bonds, Deferred Interest Securities, and Pay-in-Kind (“PIK”) Bonds

Zero-coupon bonds and deferred interest securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest (“cash payment date”) and therefore are issued and traded at a discount from their face amounts or par value and pay interest only at maturity rather than at intervals during the life of the security.  PIK bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The values of zero-coupon bonds and PIK bonds are subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest currently, and may involve greater credit risk than such bonds.

The discount of zero-coupon bonds and PIK bonds approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero-coupon bonds do not require the periodic payment of interest, PIK bonds provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value due to changes in interest rates than debt obligations that make regular payments of interest. A portfolio will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the portfolio’s distribution obligations.

The discount varies, depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security, and the perceived credit quality of the issuer.  The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches.  A PIK bond pays interest during the initial few years in additional bonds rather than in cash. Later the bond may pay cash interest.  PIK bonds are typically callable at about the time they begin paying cash interest. The market prices of zero-coupon and deferred interest securities generally are more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero-coupon securities having similar maturities and credit quality.  Current federal income tax law requires holders of zero-coupon securities to report as interest income each year the portion of the original issue discount on such securities (other than tax-exempt original issue discount from a zero-coupon security) that accrues that year, even though the holders receive no cash payments of interest during the year.While zero-coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins.

A PIK bond obligation which provides that the issuer of the security may, at its option, pay interest or dividends on such security in cash or in the form of additional debt obligations.  Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash.  Such investments may experience greater volatility in market value than debt obligations that make regular payments of interest.  A portfolio will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the portfolio’s distribution obligations.

A portfolio will be required to report as income annual inclusions of original issue discount over the life of such securities as if it were paid on a current basis, although no cash interest or dividend payments are received by the portfolio until the cash payment date or the securities mature.  Under certain circumstances, a portfolio could also be required to include accrued market discount or capital gain with respect to its PIK bonds.

The risks associated with lower-rated debt securities apply to these securities.  Zero-coupon and PIK bonds are also subject to the risk that in the event of a default, a portfolio may realize no return on its investment because these securities do not pay cash interest.

FOREIGN/EMERGING MARKET EQUITY AND DEBT INVESTMENTS

Investments in foreign securities offer potential benefits not available in securities of domestic issuers by offering the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the United States, or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that may not move in a manner parallel to U.S. markets.

Investments in securities of foreign issuers traded outside the United States involve certain risks not ordinarily associated with investments in securities of domestic issuers.

Although a portfolio will use reasonable efforts to obtain the best available price and the most favorable execution with respect to all transactions, and the adviser or a sub-adviser will consider the full range and quality of services offered by the executing broker or dealer when making these determinations, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Certain foreign governments levy withholding taxes against dividend and interest income, or may impose other taxes. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received by a portfolio on these investments. However, these foreign withholding taxes are not expected to have a significant impact on a portfolio, and any income earned by the portfolio should be considered incidental.

A portfolio also may invest in corporate debt securities of foreign issuers (including preferred or preference stocks), certain foreign bank obligations (see “Bank Obligations”) and U.S. dollar or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities.  Securities traded in certain emerging market countries, including the emerging market countries in Eastern Europe, may be subject to risks in addition to risks typically posed by international investing due to the inexperience of financial intermediaries, the lack of modern technology, and the lack of a sufficient capital base to expand business operations.

A portfolio’s investments in foreign currency denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income.  This difference may cause a portion of the Company’s income distributions to constitute returns of capital for tax purposes or require a portfolio to make distributions exceeding book income to qualify as a RIC for federal tax purposes.

Restrictions on Foreign Investments

Some developing countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as a portfolio. For example, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

The manner in which foreign investors may invest in companies in certain developing countries, as well as limitations on such investments, also may have an adverse impact on the operations of a portfolio that invests in such countries.  For example, a portfolio may be required in certain countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of a portfolio. Re-registration may in some instances not be able to occur on timely basis, resulting in a delay during which a portfolio may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where a portfolio places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving a portfolio of the ability to make its desired investment at that time.

Substantial limitations may exist in certain countries with respect to a portfolio’s ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. A portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the portfolio of any restrictions on investments. No more than 15% of a portfolio’s net assets may be comprised, in the aggregate, of assets that are: (i) subject to material legal restrictions on repatriation; or (ii) invested in illiquid securities. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of a portfolio.

In certain countries, banks or other financial institutions may be among the leading companies or have actively traded securities. The 1940 Act restricts a portfolio’s investments in any equity securities of an issuer that, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder. The provisions may restrict a portfolio’s investments in certain foreign banks and other financial institutions.

Risks of Investing in Foreign Securities

Investments in foreign securities involve certain inherent risks including the following:

Foreign Currency Risks.  Currency risk is the risk that changes in foreign exchange rates will affect, favorably or unfavorably, the U.S. dollar value of foreign securities. In a period when the U.S. dollar generally rises against foreign currencies, the returns on foreign securities for a U.S. investor will be diminished. By contrast, in a period when the U.S. dollar generally declines, the returns on foreign securities will be enhanced. Therefore, unfavorable changes in the relationship between the U.S. dollar and the relevant foreign currencies will adversely affect the value of a portfolio’s shares.

Market Characteristics. Settlement practices for transactions in foreign markets may differ from those in U.S. markets and may include delays beyond periods customary in the United States. Foreign security trading practices, including those involving securities settlement where portfolio assets may be released prior to receipt of payment or securities, may expose a portfolio to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. Transactions in options on securities, futures contracts, futures options, and currency contracts may not be regulated as effectively on foreign exchanges as similar transactions in the United States, and may not involve clearing mechanisms and related guarantees. The value of such positions also could be adversely affected by the imposition of different exercise terms and procedures and margin requirements than in the United States. The value of a portfolio’s positions may also be adversely impacted by delays in its ability to act upon economic events occuring in foreign markets during non-business hours in the United States.

Legal and Regulatory Matters. In addition to nationalization, foreign governments may take other actions that could have a significant effect on market prices of securities and payment of interest, including restrictions on foreign investment, expropriation of goods, imposition of taxes, currency restrictions, and exchange control regulations.

Taxes. The interest payable on certain of a portfolio’s foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the portfolio’s shareholders. A shareholder otherwise subject to U.S. federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction of U.S. federal income tax purposes for his or her proportionate share of such foreign taxes paid by a portfolio.

Costs. The expense ratio of a portfolio investing in foreign securities is likely to be higher than those of a fund investing in domestic securities, since the cost of maintaining the custody of foreign securities is higher. In considering whether to invest in the securities of a foreign company, the adviser or sub-adviser considers such factors as the characteristics of the particular company, differences between economic trends and the performance of securities markets within the United States and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the company is located. The extent to which a portfolio will be invested in foreign companies and countries and depositary receipts will fluctuate from time to time within the limitations described in the Prospectuses, depending on the adviser’s or a sub-adviser’s assessment of prevailing market, economic, and other conditions.

Securities traded in emerging market countries, including the emerging market countries in Eastern Europe, may be subject to risks in addition to risks typically posed by international investing due to the inexperience of financial intermediaries, the lack of modern technology and the lack of a sufficient capital base to expand business operations.  A number of emerging market countries restrict, to varying degrees, foreign investment in securities.  Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries.  A number of the currencies of emerging market countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur after investments in these currencies by a portfolio.  Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.  Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility.  There is a risk in emerging market countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on a portfolio’s investment.

Additional risks of investing in emerging market countries may include: currency exchange rate fluctuations; greater social, economic and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be newly organized and may be smaller and less seasoned companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and significantly smaller market capitalization of securities markets.  Emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions.  Settlement problems may cause a portfolio to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or delay in disposing of a portfolio security.  Such a delay could result in possible liability to a purchaser of the security.  Any change in the leadership or policies of Eastern European countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.  Additionally, former Communist regimes of a number of Eastern European countries previously expropriated a large amount of property, the claims on which have not been entirely settled.  There can be no assurance that a portfolio’s investments in Eastern Europe will not also be expropriated, nationalized or otherwise confiscated.

Depositary Receipts

Securities of foreign issuers may take the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), or other similar securities that represent interests in securities of foreign issuers (collectively, “Depositary Receipts”).  These securities are typically dollar denominated although their market price may be subject to fluctuations of the foreign currencies in which the underlying securities are denominated.

ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign securities, and are typically designed for U.S. investors. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depository which has an exclusive relationship with the issuer of the underlying security.  An unsponsored ADR may be issued by any number of U.S. depositories. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility.  Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.  The depository of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities.  A portfolio may invest in either type of ADR.  Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the Depositary Receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties.  A portfolio may purchase securities in local markets and direct delivery of these ordinary shares to the local depository of an ADR agent bank in the foreign country.  Simultaneously, the ADR agents create a certificate that settles at the portfolio’s custodian in five days.  A portfolio may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer.  Accordingly the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security.  ADRs may also be subject to exchange rate risks if the underlying foreign securities are traded in foreign currency.

EDRs are similar to ADRs but may be listed and traded on a European exchange as well as in the United States. Typically these securities are traded on the Luxembourg exchange in Europe.  GDRs are similar to EDRs although they may be held through foreign clearing agents such as Euroclear and other foreign depositories.

Depositary Receipts may be in registered form or bearer form. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States.  Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted.  In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.  Depositary Receipts also involve the risks of other investments in foreign securities. Non-voting depositary receipts evidence non-voting equity interests in a foreign issuer.

Eurodollar and Yankee Dollar Instruments

Eurodollar instruments are bonds that pay interest and principal in U.S. dollars held in banks outside the United States, primarily in Europe. Eurodollar instruments are usually issued on behalf of multinational companies and foreign governments by large underwriting groups composed of banks and issuing houses from many countries.

Yankee dollar instruments are U.S. dollar denominated bonds issued in the United States by foreign banks and corporations. These investments involve risks that are different from investments in securities issued by U.S. issuers and may carry the same risks as investing in foreign securities.

Eurodollar Convertible Securities

Eurodollar convertible securities are debt instruments of a U.S. issuer or a foreign issuer that are issued outside the United States and are convertible into equity securities of the same or a different issuer.  Interest and dividends on Eurodollar convertible securities are payable in U.S. dollars outside of the United States.  A portfolio may invest without limitation in Eurodollar convertible securities that are convertible into foreign equity securities listed, or represented by ADRs listed, on the New York Stock Exchange (“NYSE”) or AMEX, or that are convertible into publicly traded common stocks of U.S. companies.  A portfolio may also invest in Eurodollar convertible securities that are convertible into foreign equity securities which are not listed, or represented by ADRs listed, on such exchanges.

Exchange Rate-Related Securities

Exchange rate-related securities are securities that are indexed to certain specific foreign currency exchange rates.  The terms of such securities would provide that the principal amount or interest payments are adjusted upwards or downwards (but not below zero) at payment to reflect fluctuations in the exchange rate between two currencies while the obligation is outstanding, depending on the terms of the specific security.  A portfolio will purchase such security with the currency in which it is denominated and will receive interest and principal payments thereon in the currency, but the amount of principal or interest payable by the issuer will vary in proportion to the change (if any) in the exchange rate between the two specific currencies between the date the instrument is issued and the date the principal or interest payment is due.  The staff of the SEC is currently considering whether a mutual fund’s purchase of this type of security would result in the issuance of a “senior security” within the meaning of the 1940 Act.

The Company believes that such investments do not involve the creation of such a senior security, but nevertheless undertakes, pending the resolution of this issue by the staff, to establish a segregated account with respect to such investments and to maintain in such account cash not available for investment, U.S. government securities, or other liquid high quality debt securities having a value equal to the aggregate principal amount of outstanding securities of this type.

Investment in exchange rate-related securities entails certain risks.  There is the possibility of significant changes in rates of exchange between the U.S. dollar and any foreign currency to which an exchange rate-related security is linked.  In addition, there is no assurance that sufficient trading interest to create a liquid secondary market will exist for a particular exchange rate-related security due to conditions in the debt and foreign currency markets.  Illiquidity in the forward foreign exchange market and the high volatility of the foreign exchange market may, from time to time, combine to make it difficult to sell an exchange rate-related security prior to maturity without incurring a significant price loss.

Foreign Bank Obligations

Obligations of foreign banks and foreign branches of U.S. banks involve somewhat different investment risks from those affecting obligations of U.S. banks, including the possibilities that liquidity could be impaired because of future political and economic developments; the obligations may be less marketable than comparable obligations of U.S. banks; a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; foreign deposits may be seized or nationalized; foreign governmental restrictions (such as foreign exchange controls) may be adopted that might adversely affect the payment of principal and interest on those obligations; and the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks.  In addition, the accounting, auditing and financial reporting standards, practices, and requirements applicable to foreign banks may differ from those applicable to U.S. banks.  In that connection, foreign banks are not subject to examination by any U.S. government agency or instrumentality.

Foreign Currency Transactions

Foreign currency transactions involve buying and selling securities denominated in currencies other than the U.S. dollar, and receive interest, dividends, and sale proceeds in other currencies. A portfolio may enter into foreign currency exchange transactions to convert foreign currencies to and from the U.S. dollar.  A portfolio may enter into foreign currency exchange transactions either on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward foreign currency contracts to purchase or sell the foreign currencies.

Foreign Debt Securities

Foreign debt securities represent debt obligations (which may be denominated in U.S. dollar or in non-U.S. currencies) of any rating issued or guaranteed by foreign corporations, certain supranational entities (such as the World Bank), and foreign governments (including political subdivisions having taxing authority) or their agencies or instrumentalities, including ADRs.  These debt obligations may be bonds (including sinking fund and callable bonds), debentures and notes, together with preferred stocks, PIK bonds, and zero-coupon bonds.

In determining whether to invest in debt obligations of foreign issuers, a portfolio will consider the relative yields of foreign and domestic debt securities, the economies of foreign countries, the condition of such countries’ financial markets, the interest rate climate of such countries, and the relationship of such countries’ currency to the U.S. dollar.  These factors are judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status, and economic policies) as well as technical and political data.  Subsequent foreign currency losses may result in a portfolio having previously distributed more income in a particular period than was available from investment income which could result in a return of capital to shareholders.  A portfolio’s portfolio of foreign securities may include those of a number of foreign countries or, depending upon market conditions, those of a single country.

Investment in foreign securities involves considerations and risks not associated with investment in securities of U.S. issuers.  For example, foreign issuers are not required to use generally accepted accounting principles.  If foreign securities are not registered under the 1933 Act, the issuer generally does not have to comply with the disclosure requirements of the Securities Exchange Act of 1934, as amended (“1934 Act”). The values of foreign securities investments will be affected by incomplete or inaccurate information available to the adviser or sub-adviser as to foreign issuers, changes in currency rates, exchange control regulations or currency blockage, expropriation or nationalization of assets, application of foreign tax laws (including withholding taxes), changes in governmental administration, or economic or monetary policy.  In addition, it is generally more difficult to obtain court judgments outside the United States.

Securities traded in certain emerging market countries, including the emerging market countries in Eastern Europe, may be subject to risks in addition to risks typically posed by international investing due to the inexperience of financial intermediaries, the lack of modern technology, and the lack of a sufficient capital base to expand business operations.  Additionally, former Communist regimes of a number of Eastern European countries previously expropriated a large amount of property, the claims on which have not been entirely settled.  There can be no assurance that a portfolio’s investments in Eastern Europe will not also be expropriated, nationalized or otherwise confiscated. Although a portion of a portfolio’s investment income may be received or realized in foreign currencies, the portfolio would be required to compute and distribute its income in U.S. dollars and absorb the cost of currency fluctuations and the cost of currency conversions.

A portfolio’s investments in foreign currency denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income.  This difference may cause a portion of the Company’s income distributions to constitute returns of capital for tax purposes or require a portfolio to make distributions exceeding book income to qualify as a RIC for federal tax purposes.

Foreign Mortgage-Backed Securities

Foreign mortgage-related securities are interests in pools of mortgage loans made to residential home buyers domiciled in a foreign country.  These include mortgage loans made by trust and mortgage loan companies, credit unions, chartered banks, and others.  Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related, and private organizations such as Canada Mortgage and Housing Corporation and First Australian National Mortgage Acceptance Corporation Limited.  The mechanics of these mortgage-related securities are generally the same as those issued in the United States.  However, foreign mortgage markets may differ materially from the U.S. mortgage market with respect to matters such as the sizes of loan pools, prepayment experience, and maturities of loans.

Passive Foreign Investment Companies (“PFICs”)

Some foreign countries limit or prohibit all direct foreign investment in the securities of their companies.  However, the governments of some countries have authorized the organization of investment funds to permit indirect foreign investment in such securities.  A portfolio is subject to certain percentage limits under the 1940 Act and certain states relating to the purchase of securities of investment companies, and may be subject to the limitation that no more than 10% of the value of a portfolio’s assets may be invested in such securities.

Sovereign Debt Securities/Brady Bonds

Sovereign debt securities are issued by governments of foreign countries.  The sovereign debt securities in which a portfolio may invest may be rated below investment-grade. These securities usually offer higher yields than higher rated securities but are also subject to greater risk than higher rated securities.

Brady Bonds represent a type of sovereign debt. These obligations were created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with the debt restructuring under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady. Brady Plan debt restructurings have been implemented in a number of countries including: Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico,  Nigeria, Panama, Peru, the Philippines, Poland, Uruguay, and Venezuela and may be issued by other emerging countries.

Brady Bonds may be collateralized or uncollateralized, and are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter (“OTC”) secondary market.  Brady Bonds are not considered to be U.S. government securities and are considered to be speculative.  U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds.  Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter.

Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized.  Brady Bonds are often viewed as having three or four valuation components:  (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”).

Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders.  A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

Risks of Investing In Sovereign Debt/Brady Bonds

Investment in sovereign debt can involve a high degree of risk.  The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt.  A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject.  Governmental entities may also depend upon expected disbursements from foreign governments, multilateral agencies, and others abroad to reduce principal and interest arrearages on their debt.  The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations.  Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner.  Consequently, governmental entities may default on their sovereign debt.  Holders of sovereign debt (including a portfolio) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities.  There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part. Dividend and interest income from foreign securities may generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by a portfolio or its investors.

A portfolio’s investments in foreign currency denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income.  This difference may cause a portion of a portfolio’s income distributions to constitute returns of capital for tax purposes or require the portfolio to make distributions exceeding book income to qualify as a regulated investment company for federal tax purposes.

Sovereign debt issued or guaranteed by emerging market governmental entities, and corporate issuers in which a portfolio may invest, potentially involves a high degree of risk and may be deemed the equivalent in terms of quality to high risk, low rated securities (i.e., high-yield bonds) and subject to many of the same risks as such securities.  A portfolio may have difficulty disposing of certain of these debt obligations because there may be a thin trading market for such securities. In the event a governmental issuer defaults on its obligations, a portfolio may have limited legal recourse against the issuer or guarantor, if any.  Remedies must, in some cases, be pursued in the courts in the jurisdiction in which the defaulting party itself operates, and the ability of the holder of foreign government debt securities to obtain recourse may be subject to the political climate in the relevant country.

The issuers of the government debt securities in which a portfolio may invest may experience substantial difficulties in servicing their external debt obligations, which may lead to defaults on certain obligations. In the event of default, holders of sovereign debt may be requested to participate in the rescheduling of sovereign debt and to extend further loans to governmental entities.  In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of foreign government debt obligations in the event of default under their commercial bank loan agreements.  Further, in the event of a default by a governmental entity, a portfolio may have few or no effective legal remedies for collecting on such debt.

Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds.  There can be no assurance that Brady Bonds in which a portfolio may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the portfolio to suffer a loss of interest or principal on any of its holdings.

Supranational Agencies

Securities of supranational agencies are not considered to be government securities and are not supported directly or indirectly by the U.S. government. Examples of supranational agencies include, but are not limited to, the International Bank for Reconstruction and Development (commonly referred to as the World Bank), which was chartered to finance development projects in developing member countries; the European Union, which is an organization of European countries engaged in cooperative economic activities; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment, and provide technical assistance to member nations in the Asian and Pacific regions.

DERIVATIVE INSTRUMENTS

A derivative is a financial instrument whose value is dependent upon the value of an underlying asset or assets.  These underlying assets may include commodities, stocks, bonds, interest rates, currency exchange rates, or related indices. Types of derivatives include forward currency contracts, futures contracts, options, swaps, and warrants.  Derivative instruments may be used for a variety of reasons including enhancing returns, hedging against certain market risks, or providing a substitute for purchasing or selling particular securities.  Derivatives may provide a cheaper, quicker, or more specifically focused way for a portfolio to invest than “traditional” securities would.

Transactions in derivative instruments may include:

•                              the purchase and writing of options on securities (including index options) and options on foreign currencies;

•                              the purchase and sale of futures contracts based on financial, interest rate, and securities indices, equity securities, or debt instruments; and

•                              entering into forward contracts, swaps, and swap related products, such as equity index, interest rate, or currency swaps, credit default swaps (long and short), and related caps, collars, floors, and swaps.

Some derivatives may be used for “hedging,” meaning that they may be used when the sub-adviser seeks to protect a portfolio’s investments from a decline in value, which could result from changes in interest rates, market prices, currency fluctuations, and other market factors. Derivatives may also be used when the sub-adviser seeks to increase liquidity, implement a cash management strategy, invest in a particular stock, bond, or segment of the market in a more efficient or less expensive way; modify the characteristics of a portfolio’s portfolio investments; and/or to enhance return. However derivatives are used, their successful use is not assured and will depend upon the sub-adviser’s ability to predict and understand relevant market movements.

Derivatives can be volatile and involve various types and degrees of risk depending upon the characteristics of the particular derivative and the portfolio as a whole.  Derivatives permit a portfolio to increase or decrease the level of risk or change the character of the risk to which its portfolio is exposed in much the same way as the portfolio can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.

Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as OTC derivatives.  Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives.  This guarantee usually is supported by a daily payment system (i.e., margin requirements) operated by the clearing agency in order to reduce overall credit risk.  As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange.  By contrast, no clearing agency guarantees OTC derivatives.  Therefore, each party to an OTC derivative bears the risk that the counterparty will default.  Accordingly, a portfolio will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as they would review the credit quality of a security to be purchased by the portfolio.  OTC derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

The value of some derivative instruments in which a portfolio invests may be particularly sensitive to changes in prevailing interest rates and, like the other investments of the portfolio, the ability of the portfolio to successfully utilize these instruments may depend in part upon the ability of the portfolio’s adviser or sub-adviser to forecast interest rates and other economic factors correctly.  If the adviser or sub-adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, a portfolio could be exposed to the risk of loss.

A portfolio might not employ any of the strategies described below and no assurance can be given that any strategy used will succeed.  If a portfolio’s adviser or sub-adviser incorrectly forecasts interest rates, market values, or other economic factors in utilizing a derivatives strategy for the portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all.  Also, suitable derivative transactions may not be available in all circumstances.  The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments.  While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses by offsetting favorable price movements in related investments or otherwise due to: (i) the possible inability of a portfolio to purchase or sell a portfolio security at a time that otherwise would be favorable; (ii) the possible need to sell a portfolio security at a disadvantageous time because the portfolio is required to maintain asset coverage; (iii) offsetting positions in connection with transactions in derivative instruments; and (iv) the possible inability of the portfolio to close out or to liquidate its derivatives positions.  In addition, a portfolio’s use of such instruments may cause the portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments.

The success of transactions in derivative instruments depends on a portfolio’s adviser’s or sub-adviser’s judgment as to their potential risks and rewards. Use of these instruments exposes a portfolio to additional investment risks and transaction costs. If a portfolio’s adviser or sub-adviser incorrectly analyzes market conditions or does not employ the appropriate strategy with these instruments, the portfolio’s return could be lower than if derivative instruments had not been used. Additional risks inherent in the use of derivative instruments include:  adverse movements in the prices of securities or currencies and the possible absence of a liquid secondary market for any particular instrument. A portfolio could experience losses if the prices of its derivative positions correlate poorly with those of its other investments.  The loss from investing in derivative instruments is potentially unlimited.

A portfolio may invest in derivatives for hedging purposes, to enhance returns, as a substitute for purchasing or selling securities, to maintain liquidity, or in anticipation of changes in the composition of its portfolio holdings.  Hedging involves using a security or contract to offset investment risk and can reduce the risk of a position held in an investment portfolio. If a portfolio’s adviser or sub-adviser’s judgment about fluctuations in securities prices, interest rates or currency prices proves incorrect, or the strategy does not correlate well with the portfolio’s investments, the use of derivatives could result in a loss to the portfolio and may, in turn, increase the portfolio’s volatility.  In addition, in the event that non-exchange traded derivatives are used; they could result in a loss if the counterparty to the transaction does not perform as promised. There can be no assurance that the use of derivative instruments will benefit a portfolio.

Each portfolio has claimed an exclusion from the definition of a Commodity Pool Operator (“CPO”) under the Commodity Exchange Act and therefore is not subject to registration or regulation as a CPO.

In February 2012, the Commodity Futures Trading Commission (“CFTC”) adopted regulatory changes that may impact a portfolio by subjecting the portfolio’s adviser or sub-adviser to registration with the CFTC as a CPO or commodity trading advisor (“CTA”) of the portfolio unless the portfolio is able to comply with certain trading and marketing limitations on its investments in futures, many over-the-counter derivatives, and certain other instruments. A related CFTC proposal to harmonize applicable CFTC and SEC regulations could, if adopted, mitigate certain disclosure and operational burden where CPO registration is required for an adviser. Compliance with these additional registration and regulatory requirements may increase portfolio expenses.

Forward Commitments, Futures and Options on Futures, and Options

Risk of Imperfect Correlation of Hedging Instruments with a Portfolio’s Securities. A portfolio’s abilities effectively to hedge all or a portion of its portfolio through transactions in options, futures contracts, options on futures contracts, forward contracts and options on foreign currencies depend on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant portion of the portfolio’s securities. In the case of futures and options based on an index, the portfolio will not duplicate the components of the index, and in the case of futures and options on debt instruments, the portfolio securities that are being hedged may not be the same type of obligation underlying such contract.  The use of forward contracts for cross-hedging purposes may involve greater correlation risks.  As a result, the correlation probably will not be exact.  Consequently, a portfolio bears the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation.

For example, if a portfolio purchases a put option on an index and the index decreases less than the value of the hedged securities, the portfolio would experience a loss that is not completely offset by the put option.  It is also possible that there may be a negative correlation between the index or obligation underlying an option or futures contract in which a portfolio has a position and the portfolio securities the portfolio is attempting to hedge, which could result in a loss on both the portfolio and the hedging instrument.  In addition, a portfolio may enter into transactions in forward contracts or options on foreign currencies in order to hedge against exposure arising from the currencies underlying such forwards.  In such instances, a portfolio will be subject to the additional risk of imperfect correlation between changes in the value of the currencies underlying such forwards or options and changes in the value of the currencies being hedged.

It should be noted that stock index futures contracts or options based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or futures based on a broad market index.  This is due to the fact that a narrower index is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities.  Nevertheless, where a portfolio enters into transactions in options or futures on narrow-based indices for hedging purposes, movements in the value of the index should, if the hedge is successful, correlate closely with the portion of the portfolio’s portfolio or the intended acquisitions being hedged.

The trading of futures contracts, options and forward contracts for hedging purposes entails the additional risk of imperfect correlation between movements in the futures or option price and the price of the underlying index or obligation.  The anticipated spread between the prices may be distorted due to the differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the options, futures and forward markets.  In this regard, trading by speculators in options, futures and forward contracts has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of contracts.

The trading of options on futures contracts also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option.  The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the futures contract or expiration date of the option approaches.

Further, with respect to options on securities, options on stock indices, options on currencies and options on futures contracts, a portfolio is subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder.  This could increase the extent of any loss suffered by a portfolio in connection with such transactions.

In selling a covered call option on a security, index or futures contract, a portfolio also incurs the risk that changes in the value of the instruments used to cover the position will not correlate closely with changes in the value of the option or underlying index or instrument.  For example, where a portfolio sells a call option on a stock index and segregates securities, such securities may not match the composition of the index, and the portfolio may not be fully covered.  As a result, a portfolio could be subject to risk of loss in the event of adverse market movements.

The selling of options on securities, options on stock indices or options on futures contracts constitutes only a partial hedge against fluctuations in value of a portfolio’s holdings.  When a portfolio sells an option, it will receive premium income in return for the holder’s purchase of the right to acquire or dispose of the underlying obligation.  In the event that the price of such obligation does not rise sufficiently above the exercise price of the option, in the case of a call, or fall below the exercise price, in the case of a put, the option will not be exercised and a portfolio will retain the amount of the premium, less related transaction costs, which will constitute a partial hedge against any decline that may have occurred in the portfolio’s portfolio holdings or any increase in the cost of the instruments to be acquired.

When the price of the underlying obligation moves sufficiently in favor of the holder to warrant exercise of the option, however, and the option is exercised, a portfolio will incur a loss which may only be partially offset by the amount of the premium it received.  Moreover, by selling an option, a portfolio may be required to forgo the benefits which might otherwise have been obtained from an increase in the value of portfolio securities or other assets or a decline in the value of securities or assets to be acquired.

In the event of the occurrence of any of the foregoing adverse market events, a portfolio’s overall return may be lower than if it had not engaged in the hedging transactions.

It should also be noted that a portfolio may enter into transactions in options (except for options on foreign currencies), futures contracts, options on futures contracts and forward contracts not only for hedging purposes, but also for non-hedging purposes intended to increase portfolio returns.  Non-hedging transactions in such investments involve greater risks and may result in losses which may not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired.  A portfolio will only sell covered options, such that liquid securities with an aggregate value equal to an amount necessary to satisfy an option exercise will be segregated at all times, unless the option is covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations.  Nevertheless, the method of covering an option employed by a portfolio may not fully protect it against risk of loss and, in any event, a portfolio could suffer losses on the option position, which might not be offset by corresponding portfolio gains.

A portfolio also may enter into transactions in futures contracts, options on futures contracts and forward contracts for other than hedging purposes, which could expose the portfolio to significant risk of loss if foreign currency exchange rates do not move in the direction or to the extent anticipated. In this regard, the foreign currency may be extremely volatile from time to time, as discussed in the Prospectuses and in this SAI, and the use of such transactions for non-hedging purposes could therefore involve significant risk of loss.

With respect to entering into straddles on securities, a portfolio incurs the risk that the price of the underlying security will not remain stable, that one of the options sold will be exercised and that the resulting loss will not be offset by the amount of the premiums received.  Such transactions, therefore, create an opportunity for increased return by providing a portfolio with two simultaneous premiums on the same security, but involve additional risk, since a portfolio may have an option exercised against it regardless of whether the price of the security increases or decreases.

Risk of a Potential Lack of a Liquid Secondary Market.  Prior to exercise or expiration, a futures or option position can only be terminated by entering into a closing purchase or sale transaction.  This requires a secondary market for such instruments on the exchange on which the initial transaction was entered into.  While a portfolio will enter into options or futures positions only if there appears to be a liquid secondary market therefore, there can be no assurance that such a market will exist for any particular contracts at any specific time.  In that event, it may not be possible to close out a position held by a portfolio, and the portfolio could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements.  Under such circumstances, if a portfolio has insufficient cash available to meet margin requirements, it will be necessary to liquidate portfolio securities or other assets at a time when it is disadvantageous to do so.  The inability to close out options and futures positions, therefore, could have an adverse impact on a portfolio’s ability effectively to hedge its portfolio, and could result in trading losses.

The liquidity of a secondary market in the futures contract or option thereon may be adversely affected by “daily price fluctuation limits,” established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day.  Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures or option positions and requiring traders to make additional margin deposits.  Prices have in the past moved the daily limit on a number of consecutive trading days.

The trading of futures contracts and options is also subject to the risk of trading halts, suspensions, exchange or clearinghouse equipment failures, government intervention, insolvency of a brokerage firm or clearinghouse or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Margin.  Because of low initial margin deposits made upon the opening of a futures or forward position and the selling of an option, such transactions involve substantial leverage.  As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses.  Where a portfolio enters into such transactions for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities or other assets held by the portfolio or decreases in the prices of securities or other assets the portfolio intends to acquire.  Where a portfolio enters into such transactions for other than hedging purposes, the margin requirements associated with such transactions could expose the portfolio to greater risk.

Trading and Position Limits.  The exchanges on which futures and options are traded may impose limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers).  Further, the CFTC and the various boards of trade have established limits referred to as “speculative position limits” on the maximum net long or net short position which any person may hold or control in a particular futures or option contract.  An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions.  The sub-advisers do not believe that these trading and position limits will have any adverse impact on the strategies for hedging the portfolio of a portfolios.

Risks of Options on Futures Contracts.  The amount of risk a portfolio assumes when it purchases an option on a futures contract is the premium paid for the option, plus related transaction costs.  In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying futures contract subject to the risks of the availability of a liquid offset market described herein.  The seller of an option on a futures contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price underlying security, index, currency, or futures contracts.

Risks of Transactions Related to Foreign Currencies and Transactions Not Conducted on U.S. Exchanges.  Transactions in forward contracts on foreign currencies, as well as futures and options on foreign currencies and transactions executed on foreign exchanges, are subject to all of the correlation, liquidity, and other risks outlined above.  In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by a portfolio.  Further, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon.  As a result, the available information on which trading systems will be based may not be as complete as the comparable data on which a portfolio makes investment and trading decisions in connection with other transactions.  Moreover, because the foreign currency market is a global, 24-hour market, events could occur in that market which will not be reflected in the forward, futures or options markets until the following day, thereby making it more difficult for a portfolio to respond to such events in a timely manner.

Settlements of exercises of over the counter forward contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships, fees, taxes, or other charges.

Unlike many transactions entered into by a portfolio in futures contracts and exchange-traded options, options on foreign currencies, forward contracts and OTC options on securities are not traded on markets regulated by the CFTC or the SEC (with the exception of certain foreign currency options).  To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation.  In an over the counter trading environment, many of the protections afforded to exchange participants will not be available.  For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time.  Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.  Moreover, the option seller and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

In addition, OTC transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of a portfolio’s position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the portfolio.  Where no such counterparty is available, it will not be possible to enter into a desired transaction.  There also may be no liquid secondary market in the trading of OTC contracts, and a portfolio could be required to retain options purchased or sold, or forward contracts entered into, until exercise, expiration or maturity.  This in turn could limit a portfolio’s ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

Further, OTC transactions are not subject to the guarantee of an exchange clearinghouse, and a portfolio will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty.  One or more of such institutions also may decide to discontinue their role as market-makers in a particular currency or security, thereby restricting a portfolio’s ability to enter into desired hedging transactions.  A portfolio will enter into an OTC transaction only with parties whose creditworthiness has been reviewed and found satisfactory by the adviser or a sub-adviser.

Options on securities, options on stock indices, futures contracts, options on futures contracts, and options on foreign currencies may be traded on exchanges located in foreign countries.  Such transactions may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures.  As a result, many of the risks of OTC trading may be present in connection with such transactions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges.  As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions.  In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (“OCC”), thereby reducing the risk of counterparty default.  Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over the counter market, potentially permitting a portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events.  In addition, exchange-traded options on foreign currencies involve certain risks not presented by the OTC market.  For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose.  As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

Forward Foreign Currency Exchange Contracts

A portfolio that invests in foreign securities may buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, and therefore the portfolio may enter into forward foreign currency exchange contracts to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar.

Forward contracts for foreign currency (forward foreign currency exchange contracts) obligate the seller to deliver and the purchaser to take a specific amount of a specified foreign currency at a future date at a price set at the time of the contract.  These contracts are generally traded in the interbank market conducted directly between currency traders and their customers.

These contracts may be used for hedging to attempt to minimize the risk to a portfolio from adverse changes in the relationship between the U.S. dollar and foreign currencies.

A portfolio may enter into a forward exchange contract in order to “lock in” the U.S. dollar price of a security denominated in a foreign currency, which it has purchased or sold but which has not yet settled (a transaction hedge); or to lock in the value of an existing portfolio security (a position hedge); or to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and a foreign currency.  Forward exchange contracts include standardized foreign currency futures contracts which are traded on exchanges and are subject to procedures and regulations applicable to futures.  A portfolio may also enter into a forward exchange contract to sell a foreign currency that differs from the currency in which the underlying security is denominated.  This is done in the expectation that there is a greater correlation between the foreign currency of the forward exchange contract and the foreign currency of the underlying investment than between the U.S. dollar and the foreign currency of the underlying investment.  This technique is referred to as “cross hedging.”  The success of cross hedging is dependent on many factors, including the ability of the sub-adviser to correctly identify and monitor the correlation between foreign currencies and the U.S. dollar.  To the extent that the correlation is not identical, a portfolio may experience losses or gains on both the underlying security and the cross currency hedge.

Forward foreign currency exchange contracts may be used to protect against uncertainty in the level of future exchange rates.  The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the underlying securities a portfolio owns or intends to acquire, but it does fix a rate of exchange in advance.  In addition, although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the forward contract is entered into and the date it is sold.  Accordingly, it may be necessary for a portfolio to purchase additional foreign currency on the spot market (i.e., cash) (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency the portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.  Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency a portfolio is obligated to deliver.  The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.  Forward foreign currency exchange contracts involve the risk that anticipated currency movements will not be accurately predicted, causing a portfolio to sustain losses on these contracts and transactions costs.

At or before the maturity of a forward exchange contract requiring a portfolio to sell a currency, the portfolio may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the portfolio will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver.  Similarly, a portfolio may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract.  A portfolio would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate(s) between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

The cost of engaging in forward exchange contracts varies with factors such as currencies involved, the length of the contract period and the market conditions then prevailing.  Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved.  Because such contracts are not traded on an exchange, the adviser or sub-adviser must evaluate the credit and performance risk of each particular counterparty under a forward contract.

Although a portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis.  A portfolio may convert foreign currency from time to time.  Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies.  Thus, a dealer may offer to sell a foreign currency to a portfolio at one rate, while offering a lesser rate of exchange should the portfolio desire to resell that currency to the dealer.

Alternatively, when a sub-adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract for a fixed amount of dollars to sell the amount of foreign currency approximating the value of some or all of a portfolio’s securities denominated in, or exposed, to such foreign currency.  The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date on which the forward contract is entered into and the date it matures.  The projection of short-term currency market movement is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain.

A portfolio will also enter into transactions in forward contracts for other than hedging purposes, which present greater profit potential but also involve increased risk.  For example, a portfolio may purchase a given foreign currency through a forward contract if, in the judgment of the sub-adviser, the value of such currency is expected to rise relative to the U.S. dollar.  Conversely, a portfolio may sell the currency through a forward contract if the adviser or a sub-adviser believes that its value will decline relative to the dollar.

A portfolio will profit if the anticipated movements in foreign currency exchange rates occur which will increase its gross income.  Where exchange rates do not move in the direction or to the extent anticipated, however, a portfolio may sustain losses which will reduce its gross income.  Such transactions, therefore, could be considered speculative and could involve significant risk of loss.

A portfolio has established procedures consistent with statements by the SEC and its staff regarding the use of forward contracts by registered investment companies, which require the use of segregated assets or “cover” in connection with the purchase and sale of such contracts.  In those instances in which a portfolio satisfies this requirement through segregation of assets, it will maintain, in a segregated account (or earmark on its records) cash, cash equivalents or other liquid securities, which will be marked to market on a daily basis, in an amount equal to the value of its commitments under forward contracts.  While these contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts.  In such event a portfolio’s ability to utilize forward contracts in the manner set forth above may be restricted.

A portfolio may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the adviser or a sub-adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate.  A portfolio may also hold foreign currency in anticipation of purchasing foreign securities. Currency positions are not considered to be an investment in a foreign government for industry concentration purposes.

The cost of engaging in forward exchange contracts varies with factors such as currencies involved, the length of the contract period and the market conditions then prevailing.  Because forward foreign currency exchange contracts are usually entered into on a principal basis, no fees or commissions are involved.  Because such contracts are not traded on an exchange, the adviser or sub-adviser must evaluate the credit and performance risk of each particular counterparty under a forward foreign currency exchange contract.

Although a portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis.  A portfolio may convert foreign currency from time to time.  Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies.  Thus, a dealer may offer to sell a foreign currency to a portfolio at one rate, while offering a lesser rate of exchange should the portfolio desire to resell that currency to the dealer.

If a hedging transaction in forward contracts is successful, the decline in the value of portfolio securities or other assets or the increase in the cost of securities or other assets to be acquired may be offset, at least in part, by profits on the forward contract.  Nevertheless, by entering into such forward contracts, a portfolio may be required to forgo all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates.  A portfolio will usually seek to close out positions in such contracts by entering into offsetting transactions, which will serve to fix the portfolio’s profit or loss based upon the value of the contracts at the time the offsetting transaction is executed.

Futures Contracts and Options on Futures Contracts

A portfolio may enter into futures contracts, including futures contracts related to stock indices and interest rates among others.  Purchases or sales of stock index futures contracts for hedging purposes may be used to attempt to protect a portfolio’s current or intended stock investments from broad fluctuations in stock prices, to act as a substitute for an underlying investment, or to enhance yield (“speculation”).

A futures contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price.  By its terms, a futures contract provides for a specified settlement date on which, in the case of stock index futures contracts, the difference between the price at which the contract was entered into and the contract’s closing value is settled between the purchaser and seller in cash.  Futures contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction.  Futures contracts generally call for settlement only on a certain date and cannot be “exercised” at any other time during their term.

The purchase or sale of a futures contract differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received.  Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as “initial margin.”  Subsequent payments to and from the broker, referred to as “variation margin,” are made on a daily basis as the value of the index or instrument underlying the futures contract fluctuates, making positions in the futures contract more or less valuable--a process known as “marking to the market.”

Although interest rate futures contracts typically require actual future delivery of and payment for the underlying instruments, those contracts are usually closed out before the delivery date.  Stock index futures contracts do not contemplate actual future delivery and will be settled in cash at expiration or closed out prior to expiration.  Closing out an open futures contract sale or purchase is achieved by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical type of underlying instrument and the same delivery date.  There can be no assurance, however, that a portfolio will be able to enter into an offsetting transaction with respect to a particular contract at a particular time.  If a portfolio is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the contract.

The prices of futures contracts are volatile and are influenced by, among other things, actual and anticipated changes in interest rates and equity prices, which in turn are affected by fiscal and monetary policies and national and international political and economic events.  Small price movements in futures contracts may result in immediate and potentially unlimited loss or gain to a portfolio relative to the size of the margin commitment.  A purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contracts.

When using futures contracts as a hedging technique, at best the correlation between changes in prices of futures contracts and of the securities being hedged can be only approximate.  The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for futures and for securities, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard futures contracts available for trading.  Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or stock market or interest rate trends (as well as expenses associated with creating the hedge).  If the values of the assets being hedged do not move in the same amount or direction as the underlying security or index, the hedging strategy for a portfolio might not be successful and the portfolio could sustain losses on its hedging transactions which would not be offset by gains on its portfolio.  It is also possible that there are may be a negative correlation between the security underlying a futures or option contract and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the portfolio securities.  In such instances, a portfolio’s overall return could be less than if the hedging transactions had not been undertaken.

Investments in futures contracts on debt instruments involve the risk that if a portfolio’s adviser’s or a sub-adviser’s judgment concerning the general direction of interest rates is incorrect, the portfolio’s overall performance may be poorer than if it had not entered into any such contract.  For example, if a portfolio has been hedged against the possibility that an increase in interest rates would adversely affect the price of bonds held in its portfolio, and interest rates decrease instead, the portfolio will lose part or all of the benefit of the increased value of its bonds which have been hedged because it will have offsetting losses in its futures positions.  In addition, in such situations, if a portfolio has insufficient cash, it may have to sell bonds from its portfolio to meet daily variation margin requirements, possibly at a time when it may be disadvantageous to do so.  Such sale of bonds may be at increased prices, which reflect the rising market.

Most U.S. futures exchanges limit the amount of fluctuation permitted in interest rate futures contract prices during a single trading day, and temporary regulations limiting price fluctuations for stock index futures contracts are also now in effect.  The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session.  Once the daily limit has been reached in a particular type contract, no trades may be made on that day at a price beyond that limit.  The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions.  Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some persons engaging in futures transactions to substantial losses.

Sales of futures contracts that are intended to hedge against a change in the value of securities held by a portfolio may affect the holding period of such securities and, consequently, the nature of the gain or loss of such securities upon disposition.

“Margin” is the amount of funds that must be deposited with a commodities broker in a custodian account in order to initiate futures trading and to maintain open positions in a portfolio’s futures contracts.  A margin deposit is intended to assure a portfolio’s performance of the futures contract.  The margin required for a particular futures contract is set by the exchange on which the contract is traded and may be significantly modified from time to time by the exchange during the term of the contract.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy the margin requirement, the broker will require an increase in the margin.  However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to a portfolio.  These daily payments to and from a portfolio are called variation margin.  At times of extreme price volatility, intra-day variation margin payments may be required.  In computing daily NAVs, a portfolio marks-to-market the current value of its open futures contracts.  A portfolio expects to earn interest income on its initial margin deposits.

When a portfolio buys or sells a futures contract, unless it already owns an offsetting position, it will maintain, in a segregated account held by the custodian or futures commodities merchant, liquid securities having an aggregate value at least equal to the full market value of the futures contract, thereby insuring that the leveraging effect of such futures contract is minimized, in accordance with regulatory requirements.

Policies on the Use of Futures Contracts and Options on Futures Contracts

A portfolio may engage in futures and related options transactions for bona fide hedging or to seek to increase total return as permitted by CFTC regulations, which permit principals of an investment company registered under the 1940 Act to engage in a de minimis amount of transactions in futures and related options transaction for non-bona fide hedging without registering as commodity pool operators.

The staff of the SEC has taken the position that OTC options and assets used to cover sold OTC options are illiquid and, therefore, together with other illiquid securities held by a portfolio, cannot exceed 15% of the portfolio’s assets (the “SEC illiquidity ceiling”). Although a portfolio’s sub-adviser may disagree with this position, the portfolio’s sub-adviser intends to limit the portfolio’s selling of over-the-counter options in accordance with the following procedure. Also, the contracts a portfolio has in place with such primary dealers provide that the portfolio has the absolute right to repurchase an option it sells at a maximum price to be calculated by a pre-determined formula. A portfolio will treat all or a portion of the formula as illiquid for purposes of the SEC illiquidity ceiling test. A portfolio may also sell OTC options with non-primary dealers, including foreign dealers (where applicable), and will treat the assets used to cover these options as illiquid for purposes of such SEC illiquidity ceiling test.

Limitations on Futures Contracts and Options on Futures Contracts

When purchasing a futures contract, a portfolio must maintain with its custodian cash or liquid securities (including any margin) equal to the market value of such contract.  When writing a call option on a futures contract, a portfolio similarly will maintain with its custodian cash and/or liquid securities (including any margin) equal to the amount such option is “in-the-money” until the option expires or is closed out by the portfolio.  A call option is “in-the-money” if the value of the futures contract that is the subject of the option exceeds the exercise price.

When writing a call option on a futures contract, a portfolio will maintain with its custodian (or earmark on its records) cash or liquid securities that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option.  Alternatively, a portfolio may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the portfolio to purchase the same futures contract at a price not higher than the strike price of the call option sold by the portfolio.

Risks Associated with Futures Contracts and Options on Futures Contracts

The value of a futures contract may decline. While a portfolio’s transactions in futures may protect the portfolio against adverse movements in the general level of interest rates or other economic conditions, such transactions could also preclude the portfolio from the opportunity to benefit from favorable movements in the level of interest rates or other economic conditions. With respect to transactions for hedging, there can be no guarantee that there will be correlation between price movements in the hedging vehicle and in a portfolio’s securities being hedged. An incorrect correlation could result in a loss on both the hedged securities and the hedging vehicle so that a portfolio’s return might have been better if hedging had not been attempted. The degree to which price movements do not correlate depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when, and how to hedge involves the exercise of skill and judgment and even a well conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

There can be no assurance that a liquid market will exist at a time when a portfolio seeks to close out a futures contract or a futures option position.  Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Lack of a liquid market for any reason may prevent a portfolio from liquidating an unfavorable position and the portfolio would remain obligated to meet margin requirements and continue to incur losses until the position is closed.

A portfolio will only enter into futures contracts or futures options that are standardized and traded on a U.S. exchange or board of trade or, in the case of futures options, for which an established over-the-counter market exists.  Foreign markets may offer advantages such as trading in indexes that are not currently traded in the United States. However, foreign markets may have greater risk potential than domestic markets. Unlike trading on domestic commodity exchanges, trading on foreign commodity markets is not regulated by the CFTC and may be subject to greater risk than trading on domestic exchanges. For example, some foreign exchanges are principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. Trading in foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC’s regulations, and the rules of the National Futures Association (“NFA”) and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the NFA or any domestic futures exchange. Amounts received for foreign futures or foreign options transactions may not be provided the same protections as funds received in respect of transactions on U.S. futures exchanges.  A portfolio could incur losses or lose any profits that had been realized in trading by adverse changes in the exchange rate of the currency in which the transaction is denominated. Transactions on foreign exchanges may include both commodities that are traded on domestic exchanges and boards of trade, and those that are not.

The Company reserves the right to engage in other types of futures transactions in the future and to use futures and related options for other than hedging purposes to the extent permitted by regulatory authorities.

There are several risks in connection with the use of futures contracts as a hedging device.  While hedging can provide protection against an adverse movement in market prices, it can also preclude a hedger’s opportunity to benefit from a favorable market movement.  In addition, investing in futures contracts and options on futures contracts will cause a portfolio to incur additional brokerage commissions and may cause an increase in the portfolio’s portfolio turnover rate.  The successful use of futures contracts and related options also depends on the ability of the adviser or sub-adviser to forecast correctly the direction and extent of market movements within a given time frame.  To the extent market prices remain stable during the period a futures contract or option is held by a portfolio or such prices move in a direction opposite to that anticipated the portfolio may realize a loss on the hedging transaction that is not offset by an increase in the value of its portfolio securities.  As a result, the return of a portfolio for the period may be less than if it had not engaged in the hedging transaction.

Gold Futures Contracts

A gold futures contract is a standardized contract which is traded on a regulated commodity futures exchange, and which provides for the future delivery of a specified amount of gold at a specified date, time, and price.  When a portfolio purchases a gold futures contract it becomes obligated to take delivery of and pay for the gold from the seller, and when a portfolio sells a gold futures contract, it becomes obligated to make delivery of precious metals to the purchaser, in each case at a designated date and price.  A portfolio may be able to enter into gold futures contracts only for the purpose of hedging its holdings or intended holdings of gold stocks and gold bullion.  A portfolio will not engage in these contracts for speculation or for achieving leverage.  A portfolio’s hedging activities may include purchases of futures contracts as an offset against the effect of anticipated increases in the price of gold or sales of futures contracts as an offset against the effect of anticipated declines in the price of gold.

Interest Rate Futures Contracts

An interest rate futures contract obligations the seller of the contract to deliver and the purchaser to take delivery of a specified quantity of the underlying financial instrument, such as U.S. Treasury bills and bonds, in a stated delivery month, at a price fixed in the contract.

A portfolio may purchase and sell interest rate futures as a hedge against adverse changes in debt instruments and other interest rate sensitive securities.  As a hedging strategy a portfolio might employ, a portfolio would purchase an interest rate futures contract when it is not fully invested in long-term debt securities but wishes to defer its purchase for some time until it can orderly invest in such securities or because short-term yields are higher than long-term yields.  Such a purchase would enable a portfolio to earn the income on a short-term security while at the same time minimizing the effect of all, or part, of an increase in the market price of the long-term debt security, that the portfolio intends to purchase in the future.  A rise in the price of the long-term debt security prior to its purchase either would be offset by an increase in the value of the futures contract purchased by a portfolio or avoided by taking delivery of the debt securities under the futures contract.

A portfolio would sell an interest rate futures contract in order to continue to receive the income from a long-term debt security, while endeavoring to avoid part or all of the decline in market value of that security that would accompany an increase in interest rates. If interest rates did rise, a decline in the value of the debt security held by a portfolio would be substantially offset by the ability of the portfolio to repurchase at a lower price the interest rate futures contract previously sold.  While a portfolio could sell the long-term debt security and invest in a short-term security, ordinarily the portfolio would give up income on its investment, since long-term rates normally exceed short-term rates.

Stock Index Futures Contracts

A portfolio may enter into stock index futures contracts, including futures contracts related to stock indices and interest rates among others.  Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law. Purchases or sales of stock index futures contracts for hedging purposes may be used to attempt to protect a portfolio’s current or intended stock investments from broad fluctuations in stock prices, to act as a substitute for an underlying investment, or to enhance yield (speculation).

A stock index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck.

A “stock index” assigns relative values to the common stocks included in an index (for example, the S&P 500® Index or the New York Stock Exchange Composite Index), and the index fluctuates with changes in the market values of such stocks.  A stock index futures contract is a bilateral agreement to accept or make payment, depending on whether a contract is purchased or sold, of an amount of cash equal to a specified dollar amount multiplied by the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally purchased or sold.

Purchases or sales of stock index futures contracts are used to attempt to protect a portfolio’s current or intended stock investments from broad fluctuations in stock prices.  For example, a portfolio may sell stock index futures contracts in anticipation of, or during a market decline to attempt to offset the decrease in market value of the portfolio’s portfolio securities that might otherwise result if such decline occurs, because the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position.  When a portfolio is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the portfolio intends to purchase. As such purchases are made, the corresponding position in stock index futures contracts will be closed out. In a substantial majority of these transactions, a portfolio will purchase such securities upon termination of the futures position, but under usual market conditions, a long futures position may be terminated without a related purchase of securities.

To the extent that changes in the value of a portfolio corresponds to changes in a given stock index, the sale of futures contracts on that index (“short hedge”) would substantially reduce the risk to the portfolio of a market decline and, by so doing, provide an alternative to a liquidation of securities position, which may be difficult to accomplish in a rapid and orderly fashion.  Stock index futures contracts might also be sold:

(i)                         when a sale of portfolio securities at that time would appear to be disadvantageous in the long term because such liquidation would:

(a)               forego possible price appreciation;

(b)               create a situation in which the securities would be difficult to repurchase; or

(c)               create substantial brokerage commissions.

(ii)                      when a liquidation of a portfolio has commenced or is contemplated, but there is, in the adviser’s or a sub-adviser’s determination, a substantial risk of a major price decline before liquidation can be completed; or

(iii)                   to close out stock index futures purchase transactions.

Where a portfolio anticipates a significant market or market sector advance, the purchase of a stock index futures contract (“long hedge”) affords a hedge against not participating in such advance at a time when the portfolio is not fully invested.  Stock index futures might also be purchased:

(i)                         if a portfolio is attempting to purchase equity positions in issues which it had, or was having, difficulty purchasing at prices considered by the adviser or a sub-adviser to be fair value based upon the price of the stock at the time it qualified for inclusion in the portfolio; or

(ii)       to close out stock index futures sales transactions.

Options on Futures Contracts

A portfolio may purchase and sell options to buy or sell futures contracts in which they may invest (“options on futures contracts”).  Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.  Put and call options on futures contracts may be traded by a portfolio in order to protect against declines in the values of portfolio securities or against increases in the cost of securities to be acquired, to act as a substitute for an underlying investment, or to enhance yield.

An option on a futures contract provides the holder with the right to enter into a “long” position in the underlying futures contract, in the case of a call option, or a “short” position in the underlying futures contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date.  Upon exercise of the option by the holder, the contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option.  In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts.  In addition, the seller of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

A portfolio may use options on futures contracts in connection with hedging strategies.  Generally these strategies would be employed under the same market conditions in which a portfolio would use put and call options on debt securities, as described hereafter in “Options on Securities and Securities Indices.”

(i)                                     if a portfolio is attempting to purchase equity positions in issues which it had or was having difficulty purchasing at prices considered by its adviser or sub-adviser to be fair value based upon the price of the stock at the time it qualified for inclusion in the portfolio; or

(ii)                                  to close out stock index futures sales transactions.

As long as required by regulatory authorities, a portfolio will limit its use of futures contracts and futures options to hedging transactions and other strategies as described under the heading “Limitations” in this section.

For example, a portfolio might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the portfolio’s securities or the price of the securities that the portfolio intends to purchase.  A portfolio’s hedging may include sales of futures contracts as an offset against the effect of expected increases in interest rates and purchases of futures contracts as an offset against the effect of expected declines in interest rates.  Although other techniques could be used to reduce a portfolio’s exposure to interest rate fluctuations, the portfolio may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

If a purchase or sale of a futures contract is made by a portfolio, it is required to deposit with its custodian a specified amount of cash and/or securities (“initial margin”).  The initial margin required for a futures contract is set by the exchange or board of trade on which the contract is traded and may be modified during the term of the contract.  The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to a portfolio upon termination of the contract, assuming all contractual obligations have been satisfied.  A portfolio expects to earn interest income on its initial margin deposits.

A futures contract held by a portfolio is valued daily at the official settlement price of the exchange on which it is traded. Each day a portfolio pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” The payment or receipt of the variation margin does not represent a borrowing or loan by a portfolio but is settlement between the portfolio and the broker of the amount one would owe the other if the futures contract expired. In computing daily NAV, a portfolio marks-to-market its open futures positions.

A portfolio is also required to deposit and maintain margin with respect to put and call options on futures contracts it writes.  Such margin deposits will vary depending on the nature of the underlying futures contract (including the related initial margin requirements), the current market value of the option, and other futures positions held by a portfolio.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security, and delivery month).  If an offsetting purchase price is less than the original sale price, a portfolio realizes a capital gain, or if it is more, a portfolio realizes a capital loss.  Conversely, if an offsetting sale price is more than the original purchase price, a portfolio realizes a capital gain, or if it is less, the portfolio realizes a capital loss.  The transaction costs must also be included in these calculations.

A portfolio may purchase options on futures contracts for hedging purposes instead of purchasing or selling the underlying futures contracts.  For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a portfolio could, in lieu of selling futures contracts, purchase put options thereon.  In the event that such decrease occurs, it may be offset, in whole or in part, by a profit on the option.  Conversely, where it is projected that the value of securities to be acquired by a portfolio will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, the portfolio could purchase call options on futures contracts, rather than purchasing the underlying futures contracts.

Options on futures contracts that are sold or purchased by a portfolio on U.S. exchanges are traded on the same contract market as the underlying futures contract, and, like futures contracts, are subject to regulation by the CFTC and the performance guarantee of the exchange clearinghouse.  In addition, options on futures contracts may be traded on foreign exchanges or in some cases over the counter or on an electronic trading facility.

A portfolio may sell call options on futures contracts only if it also:  (i) purchases the underlying futures contract; (ii) owns the instrument, or instruments included in the index, underlying the futures contract; or (iii) holds a call on the same futures contract and in the same principal amount as the call sold when the exercise price of the call held is equal to or less than the exercise price of the call sold; or is greater than the exercise price of the call sold if the difference is maintained by the portfolio in liquid securities in a segregated account with its custodian (or earmarked on its records).  A portfolio may sell put options on futures contracts only if it also: (i) sells the underlying futures contract; (ii) segregates liquid securities in an amount equal to the value of the security or index underlying the futures contract; or (iii) holds a put on the same futures contract and in the same principal amount as the put sold when the exercise price of the put held is equal to or greater than the exercise price of the put written or when the exercise price of the put held is less than the exercise price of the put sold if the difference is maintained by the portfolio in liquid securities in a segregated account with it its custodian (or earmarked on its records).  Upon the exercise of a call option on a futures contract sold by a portfolio, the portfolio will be required to sell the underlying futures contract which, if the portfolio has covered its obligation through the purchase of such contract, will serve to liquidate its futures position.  Similarly, where a put option on a futures contract sold by a portfolio is exercised, the portfolio will be required to purchase the underlying futures contract which, if the portfolio has covered its obligation through the sale of such contract, will close out its futures position.

The selling of a call option on a futures contract for hedging purposes constitutes a partial hedge against declining prices of the securities or other instruments required to be delivered under the terms of the futures contract.  If the futures price at expiration of the option is below the exercise price, a portfolio will retain the full amount of the option premium, less related transaction costs, which provide a partial hedge against any decline that may have occurred in the portfolio’s holdings.  The selling of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the futures contract.  If the futures price at expiration of the option is higher than the exercise price, a portfolio will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities the portfolio intends to purchase.  If a put or call option a portfolio has sold is exercised, the portfolio will incur a loss, which will be reduced by the amount of the premium it receives.  Depending on the degree of correlation between changes in the value of its portfolio securities and the changes in the value of its futures positions, a portfolio’s losses from existing options on futures contracts may to some extent be reduced or increased by changes in the value of portfolio securities.

A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold.  The difference between the premiums paid and received represents the trader’s profit or loss on the transaction.

Hybrid Instruments

Hybrid instruments (a type of potentially high-risk derivative) combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument (hereinafter “Hybrid Instruments”).  Generally, a Hybrid Instrument will be a debt security, preferred stock, depositary share, trust certificate, certificate of deposit, or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively “Underlying Assets”) or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively “Benchmarks”).  Thus, Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stocks with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

Hybrid Instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return.  For example, a portfolio may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions.  One solution would be to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries.  The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level and payoffs of less than par if rates were above the specified level.  Furthermore, a portfolio could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly.  The purpose of this arrangement, known as a structured security with an embedded put option, would be to give a portfolio the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs.  There is no guarantee that the strategy will be successful, and a portfolio could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the Hybrid Instrument.

Risks of Investing in Hybrid Instruments

The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures and currencies.  Thus, an investment in a Hybrid Instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark.  The risks of a particular Hybrid Instrument will depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked.  Such risks generally depend upon factors that are unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and that may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements.  In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options and forward contracts herein for a discussion of the risks associated with such investments.

Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments.  Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument.  Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates.  Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain).  The latter scenario may result if “leverage” is used to structure the Hybrid Instrument.  Leverage risk occurs when the Hybrid Instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid Instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities.  In addition, because the purchase and sale of Hybrid Instruments could take place in an over the counter market without the guarantee of a central clearing organization or in a transaction between a portfolio and the issuer of the Hybrid Instrument, the creditworthiness of the counterparty or of the issuer of the Hybrid Instrument would be an additional risk factor which the portfolio would have to consider and monitor.  Hybrid Instruments also may not be subject to regulation of the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority. The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the NAV of a portfolio.

The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the NAV of a portfolio.  Accordingly, a portfolio will limit its investments in Hybrid Instruments to 10% of its total assets. However, because of their volatility, it is possible that a portfolio’s investment in Hybrid Instruments will account for more than 10% of its return (positive or negative).

Options

A portfolio may purchase and sell put and call options on debt instruments or other securities or indices in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option.  The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security.  Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option.  An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.

A portfolio may purchase these securities for the purpose of increasing its return on such securities and/or to protect the value of its portfolio.  A portfolio may also write combinations of put and call options on the same security, known as “straddles”. Such transactions can generate additional premium income but also present increased risk. A portfolio may also purchase put or call options in anticipation of market fluctuations which may adversely affect the value of its portfolio or the prices of securities that the portfolio wants to purchase at a later date.  A portfolio may sell call and put options only if it takes certain steps to cover such options or segregates assets, in accordance with regulatory requirements, as described below.

A call option gives the holder (buyer) the right to buy and to obligate the writer (seller) to sell a security or financial instrument at a stated price (strike price) at any time until a designated future date when the option expires (expiration date).  A put option gives the holder (buyer) the right to sell and to obligate the writer (seller) to purchase a security or financial instrument at a stated price at any time until the expiration date.  A portfolio may write or purchase put or call options listed on national securities exchanges in standard contracts or may write or purchase put or call options with or directly from investment dealers meeting the creditworthiness criteria of a sub-adviser.

In the case of a call option on a security, the option is “covered” if a portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the portfolio’s adviser or a sub-adviser in accordance with procedures established by the Board, in such amount are segregated by its custodian) upon conversion or exchange of other securities held by the portfolio.  For a call option on an index, the option is covered if a portfolio maintains with its custodian assets determined to be liquid by the adviser or a sub-adviser in accordance with procedures established by the Board, in an amount equal to the contract value of the index.  A call option is also covered if a portfolio holds a call on the same security or index as the call written where the exercise price of the call held is: (i) equal to or less than the exercise price of the call written; or (ii) greater than the exercise price of the call written, provided the difference is maintained by the portfolio in segregated assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board.  A put option on a security or an index is “covered” if a portfolio segregates assets determined to be liquid the sub-adviser in accordance with procedures established by the Board equal to the exercise price.  A put option is also covered if a portfolio holds a put on the same security or index as the put written where the exercise price of the put held is:  (i) equal to or greater than the exercise price of the put written; or (ii) less than the exercise price of the put written, provided the difference is maintained by the portfolio in segregated assets determined to be liquid by the portfolio’s adviser or a sub-adviser in accordance with procedures established by the Board.

Effecting a closing transaction in the case of a sold call option will permit a portfolio to sell another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a sold put option will permit the portfolio to sell another put option to the extent that the exercise price thereof is secured by liquid securities in a segregated account (or earmarked on its records).  Such transactions permit a portfolio to generate additional premium income, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired.  Also, completing a closing transaction will permit the cash or proceeds from the concurrent sale of any subject to the option to be used for other investments of a portfolio, provided that another option on such security is not sold.

A portfolio will realize a profit from a closing transaction if the premium paid in connection with the closing of an option sold by the portfolio is less than the premium received from selling the option, or if the premium received in connection with the closing of an option by the portfolio is more than the premium paid for the original purchase.  Conversely, a portfolio will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establishing the option position.  Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option previously sold by a portfolio is likely to be offset in whole or in part by appreciation of the underlying security owned by the portfolio.

If an option written by a portfolio expires unexercised, the portfolio realizes a capital gain equal to the premium received at the time the option was written.  If an option purchased by a portfolio expires unexercised, the portfolio realizes a capital loss equal to the premium paid.  Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration).  There can be no assurance, however, that a closing purchase or sale transaction can be effected when a portfolio desires.

A portfolio may sell options in connection with buy-and-write transactions; that is, the portfolio may purchase a security and then sell a call option against that security.  The exercise price of the call a portfolio determines to sell will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below (“in-the-money”), equal to (“at-the-money”), or above (“out-of-the-money”) the current value of the underlying security at the time the option is sold.  Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period.  Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from selling the call option plus the appreciation in the market price of the underlying security, up to the exercise price, will be greater than the appreciation in the price of the underlying security alone.  If the call options are exercised in such transactions, a portfolio’s maximum gain will be the premium received by it for selling the option, adjusted upwards or downwards by the difference between the portfolio’s purchase price of the security and the exercise price, less related transaction costs.  If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

The selling of put options is similar in terms of risk/return characteristics to buy-and-write transactions.  If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a portfolio’s gain will be limited to the premium received.  If the market price of the underlying security declines or otherwise is below the exercise price, a portfolio may elect to close the position or retain the option until it is exercised, at which time the portfolio will be required to take delivery of the security at the exercise price; the portfolio’s return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss.  Out-of-the-money, at-the-money, and in-the-money put options may be used by a portfolio in the same market environments that call options are used in equivalent buy-and-write transactions.

By selling a call option, a portfolio limits its opportunity to profit from any increase in the market value of the underlying security, above the exercise price of the option.  By selling a put option, a portfolio assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value.  The selling of options on securities will not be undertaken by a portfolio solely for hedging purposes, and could involve certain risks which are not present in the case of hedging transactions.  Moreover, even where options are sold for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

A portfolio may purchase options for hedging purposes or to increase its return.  Put options may be purchased to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit a portfolio to sell the securities at the exercise price, or to close out the options at a profit.  By using put options in this way, a portfolio will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

A portfolio may purchase call options to hedge against an increase in the price of securities that the portfolio anticipates purchasing in the future.  If such increase occurs, the call option will permit a portfolio to purchase the securities at the exercise price, or to close out the options at a profit.  The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by a portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the portfolio.

In certain instances, a portfolio may enter into options on U.S. Treasury securities which provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option.  Like other types of options, these transactions, which may be referred to as “reset” options or “adjustable strike” options, grant the purchaser the right to purchase (in the case of a “call”), or sell (in the case of a “put”), a specified type and series of U.S. Treasury security at any time up to a stated expiration date (or, in certain instances, on such date).  In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a “reset” option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security.  As a result, the strike price of a “reset” option, at the time of exercise, may be less advantageous to a portfolio than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option.  If the premium is paid at termination, a portfolio assumes the risk that: (i) the premium may be less than the premium which would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying U.S. Treasury security over the term of the option and adjustments made to the strike price of the option; and (ii) the option purchaser may default on its obligation to pay the premium at the termination of the option.

A portfolio will not write call options on when-issued securities.  A portfolio purchases call options primarily as a temporary substitute for taking positions in certain securities or in the securities that comprise a relevant index.  A portfolio may also purchase call options on an index to protect against increases in the price of securities underlying that index that the portfolio intends to purchase pending its ability to invest in such securities in an orderly manner.

So long as the obligation of the writer of a call option continues, the writer may be assigned an exercise notice by the broker-dealer through which such option was settled, requiring the writer to deliver the underlying security against payment of the exercise price.  This obligation terminates upon the expiration of the call option, by the exercise of the call option, or by entering into an offsetting transaction.

When writing a call option, in return for the premium, the writer gives up the opportunity to profit from the price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline.  If a call option expires unexercised, the writer will realize a gain in the amount of the premium; however, such a gain may be offset by a decline in the market value of the underlying security during the option period.  If the call option is exercised, the writer would realize a gain or loss from the transaction depending on what it received from the call and what it paid for the underlying security.

An option on an index (or a particular security) is a contract that gives the purchaser of the option, in return for the premium paid, the right to receive from the writer of the option cash equal to the difference between the closing price of the index (or security) and the exercise price of the option, expressed in dollars, times a specified multiple (the multiplier).

A portfolio may write calls on and futures contracts provided that it enters into an appropriate offsetting position or that it designates liquid assets or high-quality debt instruments in an amount sufficient to cover the underlying obligation in accordance with regulatory requirements.  The risk involved in writing call options on futures contracts or market indices is that a portfolio would not benefit from any increase in value above the exercise price.  Usually, this risk can be eliminated by entering into an offsetting transaction.  However, the cost to do an offsetting transaction and terminate a portfolio’s obligation might be more or less than the premium received when it originally wrote the option.  Further, a portfolio might occasionally not be able to close the option because of insufficient activity in the options market.

In the case of a put option, as long as the obligation of the put writer continues, it may be assigned an exercise notice by the broker-dealer through which such option was sold, requiring the writer to take delivery of the underlying security against payment of the exercise price.  A writer has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the expiration date.  This obligation terminates earlier if the writer effects a closing purchase transaction by purchasing a put of the same series as that previously sold.

If a put option is sold by a portfolio, the portfolio will designate liquid securities with a value equal to the exercise price, or else will hold an offsetting position in accordance with regulatory requirements.  In writing puts, there is the risk that the writer may be required to by the underlying security at a disadvantageous price.  The premium the writer receives from writing a put option represents a profit, as long as the price of the underlying instrument remains above the exercise price.  However, if the put is exercised, the writer is obligated during the option period to buy the underlying instrument from the buyer of the put at exercise price, even though the value of the investment may have fallen below the exercise price.  If the put lapse unexercised, the writer realizes a gain in the amount of the premium.  If the put is exercised, the writer may incur a loss, equal to the difference between the exercise price and the current market value of the underlying instrument.

The purchase of put options may be used to protect a portfolio’s holdings in an underlying security against a substantial decline in market value.  Such protection, of course, only provided during the life of the put option when a portfolio, as the holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security’s market price.  By using put options in this manner, a portfolio will reduce any profit it might otherwise have realized in its underlying security by the premium paid for the put option and by transaction costs.  The purchase of put options also may be used by a portfolio when it does not hold the underlying security.

The premium received from writing a call or put option, or paid for purchasing a call or put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the length of the option period, and the general interest rate environment.  The premium received by a portfolio for writing call options will be recorded as a liability in the statement of assets and liabilities of that portfolio.  This liability will be adjusted daily to the option’s current market value.  The liability will be extinguished upon expiration of the option, by the exercise of the option, or by entering into an offsetting transaction.  Similarly, the premium paid by a portfolio when purchasing a put option will be recorded as an asset in the statement of assets and liabilities of that portfolio.  This asset will be adjusted daily to the option’s current market value.  The asset will be extinguished upon expiration of the option, by selling an identical option in a closing transaction, or by exercising the option.

Closing transactions will be effected in order to realize a profit on an outstanding call or put option, to prevent an underlying security from being called or put, or to permit the exchange or tender of the underlying security.  Furthermore, effecting a closing transaction will permit a portfolio to write another call option, or purchase another call option, on the underlying security with either a different exercise price or expiration date or both.  If a portfolio desires to sell a particular security from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the date of the security.  There is, of course, no assurance that a portfolio will be able to effect a closing transaction at a favorable price.  If a portfolio cannot either enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security.  A portfolio will pay brokerage commissions in connection with the sale or purchase of options to close out previously established option positions.

These brokerage commissions are normally higher as a percentage of underlying asset values than those applicable to purchases and sales of portfolio securities.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad.  At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates.  Recent issuers of indexed securities have included banks, corporations and certain U.S. government agencies.

Risks Associated with Investing in Options

There are several risks associated with transactions in options on securities and on indices.  For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives.  A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

Options may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.  There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective.  In addition, a liquid secondary market for particular options may be absent for reasons which include the following:  there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of option of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class of series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline.  The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option.  Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.  If a put or call option purchased by a portfolio is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the portfolio will lose its entire investment in the option.  Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

There can be no assurance that a liquid market will exist when a portfolio seeks to close out an option position.  If a portfolio were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless.  If a portfolio were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.  As the writer of a covered call option, a portfolio forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased by a portfolio, the portfolio would not be able to close out the option.  If restrictions on exercise were imposed, a portfolio might be unable to exercise an option it has purchased.  Except to the extent that a call option on an index written by a portfolio is covered by an option on the same index purchased by the portfolio, movements in the index may result in a loss to the portfolio; however, such losses may be mitigated by changes in the value of the portfolio’s securities during the period the option was outstanding.

The extent to which a portfolio may enter into options transactions may be limited by the Code requirements for qualification of the portfolio as a RIC. (See, “Tax Considerations.”)

Exchange-Traded/Over-the-Counter Options

A portfolio may purchase and sell options that are traded on U.S. and foreign exchanges and options traded OTC with broker-dealers who make markets in these options. The ability to terminate OTC options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations.  Transactions by a portfolio in options will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facility or are held in one or more accounts or through one or more brokers. Thus, the number of options which a portfolio may write or purchase may be affected by options written or purchased by other investment advisory clients. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions. While a portfolio seeks to enter into OTC options only with dealers who can enter into closing transactions with the portfolio, no assurance exists that the portfolio will at any time be able to liquidate an OTC option at a favorable price at any time prior to expiration. If a portfolio, as a covered OTC/call option writer, cannot effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the portfolio may be unable to liquidate an OTC option. With respect to options written by a portfolio, the inability to enter into a closing transaction may result in material losses to the portfolio. For example, because a portfolio must maintain a secured position with respect to any call option on a security it writes, the portfolio may not sell the assets that it has segregated to secure the position while it is obligated under the option. This requirement may impair a portfolio’s ability to sell portfolio securities at a time when such sale might be advantageous. For thinly traded derivative instruments, the only source of price quotations may be the selling dealer or counterparty.

Foreign Currency Options

Options on foreign currencies may be purchased and sold for hedging purposes in a manner similar to that in which forward contracts will be utilized.  For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant.  In order to protect against such diminution in the value of portfolio securities, a portfolio may purchase put options on the foreign currency.  If the value of the currency does decline, a portfolio will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a portfolio may purchase call options thereon.  The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates.  As in the case of other types of options, however, the benefit to a portfolio deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs.  In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a portfolio could sustain losses on transactions in foreign currency options which would require it to forgo a portion or all of the benefits of advantageous changes in such rates.

A portfolio may sell options on foreign currencies for the same types of hedging purposes.  For example, where a portfolio anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, sell a call option on the relevant currency.  If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

As in the case of other types of options, however, the selling of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and a portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses.  The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a portfolio’s position, it may forfeit the entire amount of the premium plus related transaction costs.  As in the case of forward contracts, certain options on foreign currencies are traded over the counter and involve risks which may not be present in the case of exchange-traded instruments.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a portfolio could sell a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the portfolio to hedge such increased cost up to the amount of the premium.  Foreign currency options sold by a portfolio will generally be covered in a manner similar to the covering of other types of options.  As in the case of other types of options, however, the selling of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction.  If this does not occur, the option may be exercised and a portfolio would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium.  Through the selling of options on foreign currencies, a portfolio also may be required to forgo all or a portion of the benefits, which might otherwise have been obtained from favorable movements in exchange rates.  A portfolio may also use foreign currency options to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

Options on Securities Indices

A portfolio may purchase or sell call and put options on securities indices for the same purposes as it purchases or sells options on securities.  Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities.  In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.  When such options are written, a portfolio is required to maintain a segregated account consisting of cash, cash equivalents, or high grade obligations or the portfolio must purchase a like option of greater value that will expire no earlier than the option sold.  Purchased options may not enable a portfolio to hedge effectively against stock market risk if they are not highly correlated with the value of the portfolio’s securities.  Moreover, the ability to hedge effectively depends upon the ability to predict movements in the stock market.

Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities.  In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.  When such options are written, a portfolio is required to maintain a segregated account consisting of cash, cash equivalents, or high grade obligations or the portfolio must purchase a like option of greater value that will expire no earlier than the option sold.  Purchased options may not enable a portfolio to hedge effectively against stock market risk if they are not highly correlated with the value of the portfolio’s securities.  Moreover, the ability to hedge effectively depends upon the ability to predict movements in the stock market.

In contrast to an option on a security, an option on a stock index provides the holder with the right but not the obligation to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security.  The amount of this settlement is equal to: (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by; (ii) a fixed “index multiplier.”

A portfolio may sell call options on stock indices if it owns securities whose price changes, in the opinion of the portfolio’s sub-adviser, are expected to be similar to those of the underlying index, or if it has an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian or earmarked on its records) upon conversion or exchange of other securities in its portfolio.  When a portfolio covers a call option on a stock index it has sold by holding securities, such securities may not match the composition of the index and, in that event, the portfolio will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index.  A portfolio may also sell call options on stock indices if it holds a call on the same index and in the same principal amount as the call sold when the exercise price of the call held: (a) is equal to or less than the exercise price of the call sold; or (b) is greater than the exercise price of the call sold if the difference is maintained by the portfolio in liquid securities in a segregated account with its custodian (or earmarked on its records).  A portfolio may sell put options on stock indices if it maintains liquid securities with a value equal to the exercise price in a segregated account with its custodian (or earmarked on its records), or by holding a put on the same stock index and in the same principal amount as the put sold when the exercise price of the put is equal to or greater than the exercise price of the put sold if the difference is maintained by the portfolio in liquid securities in a segregated account with its custodian (or earmarked on its records).  Put and call options on stock indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

A portfolio will receive a premium from selling a put or call option, which increases the portfolio’s gross income in the event the option expires unexercised or is closed out at a profit.  If the value of an index on which a portfolio has sold a call option falls or remains the same, the portfolio will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns.  If the value of the index rises, however, a portfolio will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the portfolio’s stock investments.  By selling a put option, a portfolio assumes the risk of a decline in the index.

Put and Call Options

A call option gives the holder (buyer) the right to buy and to obligate the writer (seller) to sell a security or financial instrument at a stated price (strike price) at any time until a designated future date when the option expires (expiration date).  A put option gives the holder (buyer) the right to sell and to obligate the writer (seller) to purchase a security or financial instrument at a stated price at any time until the expiration date.  A portfolio may write or purchase put or call options listed on national securities exchanges in standard contracts or may write or purchase put or call options with or directly from investment dealers meeting the creditworthiness criteria of the sub-adviser.

Put and call options are derivative securities traded on U.S. and foreign exchanges, including the AMEX, Chicago Board Options Exchange, Philadelphia Stock Exchange, Pacific Stock Exchange, and the NYSE.  Except as indicated in “Portfolio Hedging,” a portfolio will engage in trading of such derivative securities exclusively for hedging purposes.

If a put option is purchased, a portfolio acquires the right to sell the underlying security at a specified price at any time during the term of the option (for “American-style” options) or on the option expiration date (for “European-style” options). Purchasing put options may be used as a portfolio investment strategy when the adviser or a sub-adviser perceives significant short-term risk but substantial long-term appreciation for the underlying security.  The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement.  If a portfolio holds a stock which the adviser or a sub-adviser believes has strong fundamentals, but for some reason may be weak in the near term, the portfolio may purchase a put option on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option.  Consequently, a portfolio will exercise the put only if the price of such security falls below the strike price of the put.  The difference between the put’s strike price and the market price of the underlying security on the date a portfolio exercises the put, less transaction costs, is the amount by which the portfolio hedges against a decline in the underlying security.  If during the period of the option the market price for the underlying security remains at or above the put’s strike price, the put will expire worthless, representing a loss of the price a portfolio paid for the put, plus transaction costs. If the price of the underlying security increases, the premium paid for the put option less any amount for which the put may be sold reduces the profit a portfolio realizes on the sale of the securities.

If a put option is sold by a portfolio, the portfolio will designate liquid securities with a value equal to the exercise price, or else will hold an offsetting position in accordance with regulatory requirements.  In writing puts, there is the risk that the writer may be required to by the underlying security at a disadvantageous price.  The premium the writer receives from writing a put option represents a profit, as long as the price of the underlying instrument remains above the exercise price.  If the put is exercised, however, the writer is obligated during the option period to buy the underlying instrument from the buyer of the put at exercise price, even though the value of the investment may have fallen below the exercise price.  If the put lapse unexercised, the writer realizes a gain in the amount of the premium.  If the put is exercised, the writer may incur a loss, equal to the difference between the exercise price and the current market value of the underlying instrument.

If a call option is purchased, it acquires the right to purchase the underlying security at a specified price at any time during the term of the option.  The purchase of a call option is a type of insurance policy to hedge against losses that could occur if a portfolio has a short position in the underlying security and the security thereafter increases in price.  A portfolio will exercise a call option only if the price of the underlying security is above the strike price at the time of exercise.  If during the option period the market price for the underlying security remains at or below the strike price of the call option, the option will expire worthless, representing a loss of the price paid for the option, plus transaction costs.  If a portfolio purchases the call option to hedge a short position in the underlying security and the price of the underlying security thereafter falls, the premium paid for the call option less any amount for which such option may be sold reduces the profit the portfolio realizes on the cover of the short position in the security.

Prior to exercise or expiration, an option may be sold when it has remaining value by a purchaser through a “closing sale transaction,” which is accomplished by selling an option of the same series as the option previously purchased.  A portfolio generally will purchase only those options for which the adviser or sub-adviser believes there is an active secondary market to facilitate closing transactions.

A portfolio will not write call options on when-issued securities.  A portfolio may purchase call options primarily as a temporary substitute for taking positions in certain securities or in the securities that comprise a relevant index.  A portfolio may also purchase call options on an index to protect against increases in the price of securities underlying that index that the portfolio intends to purchase pending its ability to invest in such securities in an orderly manner.

So long as the obligation of the writer of a call option continues, the writer may be assigned an exercise notice by the broker-dealer, through which such option was settled, requiring the writer to deliver the underlying security against payment of the exercise price.  This obligation terminates upon the expiration of the call option, by the exercise of the call option, or by entering into an offsetting transaction.

A portfolio may write call options on futures contracts provided that it enters into an appropriate offsetting position or that it designates liquid assets or high-quality debt instruments in an amount sufficient to cover the underlying obligation in accordance with regulatory requirements.  The risk involved in writing call options on futures contracts or market indices is that a portfolio would not benefit from any increase in value above the exercise price.  Usually, this risk can be eliminated by entering into an offsetting transaction.  However, the cost to do an offsetting transaction and terminate a portfolio’s obligation might be more or less than the premium received when it originally wrote the option.  Further, a portfolio might occasionally not be able to close the option because of insufficient activity in the options market.

Prior to exercise or expiration, an option may be sold when it has remaining value by a purchaser through a “closing sale transaction,” which is accomplished by selling an option of the same series as the option previously purchased.  A portfolio generally will purchase only those options for which the adviser or a sub-adviser believes there is an active secondary market to facilitate closing transactions.

The premium received from writing a call or put option, or paid for purchasing a call or put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the length of the option period, and the general interest rate environment.  The premium received by a portfolio for writing call options will be recorded as a liability in the statement of assets and liabilities of that portfolio.  This liability will be adjusted daily to the option’s current market value.  The liability will be extinguished upon expiration of the option, by the exercise of the option, or by entering into an offsetting transaction.  Similarly, the premium paid by a portfolio when purchasing a put option will be recorded as an asset in the statement of assets and liabilities of that portfolio.  This asset will be adjusted daily to the option’s current market value.  The asset will be extinguished upon expiration of the option, by selling an identical option in a closing transaction, or by exercising the option.

Closing transactions will be effected in order to realize a profit on an outstanding call or put option, to prevent an underlying security from being called or put, or to permit the exchange or tender of the underlying security.  Furthermore, effecting a closing transaction will permit a portfolio to write another call option, or purchase another call option, on the underlying security with either a different exercise price or expiration date or both.  If a portfolio desires to sell a particular security from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the date of the security.  There is, of course, no assurance that a portfolio will be able to effect a closing transaction at a favorable price.  If a portfolio cannot either enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security.  A portfolio will pay brokerage commissions in connection with the sale or purchase of options to close out previously established option positions.  These brokerage commissions are normally higher as a percentage of underlying asset values than those applicable to purchases and sales of portfolio securities.

Covered Call Options

In order to earn additional income on its portfolio securities or to protect partially against declines in the value of such securities, a portfolio may write covered call options.  The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.  During the option period, a covered call option writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price.  This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction.  Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security, or to enable a portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both.

In order to earn additional income or to facilitate its ability to purchase a security at a price lower than the current market price of such security, a portfolio may write secured put options.  During the option period, the writer of a put option may be assigned an exercise notice by the broker-dealer through whom the option was sold requiring the writer to purchase the underlying security at the exercise price.

A portfolio may write a call or put option only if the option is “covered” or “secured” by the portfolio holding a position in the underlying securities.  This means that so long as a portfolio is obligated as the writer of a call option, it will own the underlying securities subject to the option or hold a call with the same exercise price, the same exercise period, and on the same securities as the written call.  Alternatively, a portfolio may maintain, in a segregated account with the Company’s custodian (or earmark on its records), cash and/or liquid securities with a value sufficient to meet its obligation as writer of the option.  A put is secured if a portfolio maintains cash and/or liquid securities with a value equal to the exercise price in a segregated account, or holds a put on the same underlying security at an equal or greater exercise price.  A portfolio may also cover its obligation by holding a put where the exercise price of the put is less than that of the written put provided the difference is segregated in the form of liquid securities.  Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same portfolio.

Stock Index Options

A portfolio may purchase and sell call and put options on stock indices.  A portfolio generally may sell options on stock indices for the purpose of increasing gross income and to protect the portfolio against declines in the value of securities they own or increases in the value of securities to be acquired, although the portfolio may also purchase put or call options on stock indices in order, respectively, to hedge its investments against a decline in value or to attempt to reduce the risk of missing a market or industry segment advance.  A portfolio’s possible loss in either case will be limited to the premium paid for the option, plus related transaction costs. The index underlying a stock index option may be a “broad-based” index, such as the S&P 500® Index or the New York Stock Exchange Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general.  In contrast, certain options may be based on narrower market indices, such as the Standard & Poor’s 100 Index, or on indices of securities of particular industry groups, such as those of oil and gas or technology companies.  A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks so included.  The composition of the index is changed periodically.

In contrast to an option on a security, an option on a stock index provides the holder with the right but not the obligation to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security.  The amount of this settlement is equal to: (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied; by (ii) a fixed “index multiplier”.

A portfolio may sell call options on stock indices if it owns securities whose price changes, in the opinion of the adviser or a sub-adviser, are expected to be similar to those of the underlying index, or if it has an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian or earmarked on its records) upon conversion or exchange of other securities in its portfolio.  When a portfolio covers a call option on a stock index it has sold by holding securities, such securities may not match the composition of the index and, in that event, the portfolio will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index.  A portfolio may also sell call options on stock indices if it holds a call on the same index and in the same principal amount as the call sold when the exercise price of the call held: (i) is equal to or less than the exercise price of the call sold; or (ii) is greater than the exercise price of the call sold if the difference is maintained by the portfolio in liquid securities in a segregated account with its custodian (or earmarked on its records).  A portfolio may sell put options on stock indices if it maintains liquid securities with a value equal to the exercise price in a segregated account with its custodian (or earmarked on its records), or by holding a put on the same stock index and in the same principal amount as the put sold when the exercise price of the put is equal to or greater than the exercise price of the put sold if the difference is maintained by a portfolio in liquid securities in a segregated account with its custodian (or earmarked on its records).  Put and call options on stock indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

A portfolio will receive a premium from selling a put or call option, which increases the portfolio’s gross income in the event the option expires unexercised or is closed out at a profit.  If the value of an index on which a portfolio has sold a call option falls or remains the same, the portfolio will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns.  If the value of the index rises, however, a portfolio will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the portfolio’s stock investments.  By selling a put option, a portfolio assumes the risk of a decline in the index.  To the extent that the price changes of securities owned by a portfolio correlate with changes in the value of the index, selling covered put options on indices will increase the portfolio’s losses in the event of a market decline, although such losses will be offset in part by the premium received for selling the option.

A portfolio may also purchase put options on stock indices to hedge its investments against a decline in value.  By purchasing a put option on a stock index, a portfolio will seek to offset a decline in the value of securities it owns through appreciation of the put option.  If the value of a portfolio’s investments does not decline as anticipated, or if the value of the option does not increase, the portfolio’s loss will be limited to the premium paid for the option plus related transaction costs.  The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of a portfolio’s security holdings.

The purchase of call options on stock indices may be used by a portfolio to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment at a time when the portfolio holds un-invested cash or short-term debt securities awaiting investment.  When purchasing call options for this purpose, a portfolio will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise.  The purchase of call options on stock indices when a portfolio is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the portfolio owns.

Straddles

A straddle is a combination of put and call options on the same underlying security, used for hedging purposes to adjust the risk and return characteristics of a portfolio’s overall position.  A possible combined position would involve writing a covered call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written covered call option in the event of a substantial price increase.  Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

A straddle is “covered” when sufficient assets are deposited to meet the portfolio’s immediate obligations.  A portfolio may use the same liquid assets or high-quality debt instruments to cover both the call and put options when the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put.  In such cases, a portfolio will segregate liquid assets or high quality debt instruments equivalent to the amount, if any, by which the put is “in the money.”

By entering into a straddle, a portfolio undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised.  If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and a portfolio will be required to sell the underlying security at a below market price.  This loss may be offset, however, in whole or in part, by the premiums received on the writing of the call options.  Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised.  Straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised.  In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

Swap Transactions and Options on Swap Transactions

Swap transactions, include, but are not limited to, swap agreements on interest rates, security or commodity indices, specific securities and commodities, credit default swaps and event-linked swaps.  Swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

To the extent a portfolio may invest in foreign currency-denominated securities, it may also invest in currency exchange rate swap agreements.  A portfolio may also enter into options on swap agreements (“swap options”).

A portfolio may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as: (i) for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets; (ii) to protect against currency fluctuations; (iii) as a duration management technique; (iv) to protect against any increase in the price of securities the portfolio anticipates purchasing at a later date; or (v) to gain exposure to certain markets in the most economical way possible.

In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return or some other amount) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor.  The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities or commodities representing a particular index. Bilateral swap agreements are two-party contracts entered into primarily by institutional investors.  Cleared swaps are transacted through futures commission merchants that are members of central clearinghouses with the clearinghouse serving as central counterparty similar to transactions in futures contracts.  Portfolios post initial and variation margin to support their obligations under cleared swaps by making payments to their clearing member futures commission merchants.

Certain standardized swaps are subject to mandatory central clearing.  Central clearing is expected to reduce counterparty credit risk and increase liquidity, but central clearing does not make swap transactions risk free.  Centralized clearing will be required for additional categories of swaps on a phased-in basis based on the CFTC approval of contracts for central clearing.

Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.  Consistent with a portfolio’s investment objectives and general investment policies, the portfolio may invest in commodity swap agreements.  For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index.  In a total return commodity swap, a portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee.  If the commodity swap is for one period, a portfolio may pay a fixed fee, established at the outset of the swap.  However, if the term of the commodity swap is more than one period, with interim swap payments, a portfolio may pay an adjustable or floating fee.  With a “floating” rate, the fee may be pegged to a base rate, such as the LIBOR, and is adjusted each period.  Therefore, if interest rates increase over the term of the swap contract, a portfolio may be required to pay a higher fee at each swap reset date.

A portfolio will enter into swap transactions with appropriate counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between a Pprtfolio and that counterparty under that master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable in the same currency in respect to one or more swap transactions, the net amount payable on that date in that currency shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party. Under such agreements, if there is a default resulting in a loss to one party, the measure of that party’s damages is calculated by reference to the average cost of a replacement swap with respect to each swap (i.e., the mark-to-market value at the time of the termination of each swap. The gains and losses on all swaps are then netted and the result is the counterparty’s gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination are generally to as “aggregation.”

Most swap agreements entered into by a portfolio would calculate the obligations of the parties to the agreement on a “net basis.”  Consequently, a portfolio’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).  A portfolio’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by the adviser or a sub-adviser in accordance with procedures established by the Board, to avoid any potential leveraging of a portfolio’s portfolio.  Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of a portfolio’s investment restriction concerning senior securities.  A portfolio will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the portfolio’s total assets.

A portfolio may enter into credit swap agreements.  The “buyer” in a credit contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred.  If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation.  A portfolio may be either the buyer or seller in a credit default swap transaction.  If a portfolio is a buyer and no event of default occurs, the portfolio will lose its investment and recover nothing.  However, if an event of default occurs, the portfolio (if the buyer) will receive the full notional value of the reference obligation that may have little or no value.  As a seller, a portfolio receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event.  If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation.  Credit default swap transactions involve greater risks than if a portfolio had invested in the reference obligation directly.

A portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a portfolio receiving or paying, as the case may be, only the net amount of the two payments.  Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the adviser or a sub-adviser and a portfolio believe such obligations do not constitute senior securities under the 1940 Act, and, accordingly, will not treat them as being subject to its borrowing restrictions.  A portfolio will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by Moody’s or S&P, has an equivalent rating from a NRSRO, or is determined to be of equivalent credit quality by the adviser or a sub-adviser.  If there is a default by the counterparty, a portfolio may have contractual remedies pursuant to the agreements related to the transaction.  The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation.  As a result, the swap market has become relatively liquid.  Caps, floors, and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

The swaps market is largely unregulated.  It is possible that developments in the swaps market, including potential government regulation, could adversely affect a portfolio’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

For purposes of applying a portfolio’s investment policies and restrictions (as stated in the Prospectuses and this SAI) swap agreements are generally valued by the portfolio at market value.  However, the case of a credit default swap sold by a portfolio (i.e., where the portfolio is selling credit default protection), the portfolio will generally value the swap at its notional amount.  The manner in which certain securities or other instruments are valued by a portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Risks of Investing in Swap Transactions or Options on Swap Transactions

The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio transactions.  Whether a portfolio’s use of swap agreements will be successful in furthering its investment objective will depend on its sub-adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments.  Moreover, a portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.  Swaps are generally considered illiquid and may be aggregated with other illiquid positions for purposes of the limitation on illiquid investments.

Whether a portfolio’s use of swap agreements or swap options will be successful in furthering its investment objective will depend on a sub-adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments.  Because they are two party contracts and because they may have terms of greater than seven days, OTC swap agreements may be considered to be illiquid.  Moreover, a portfolio bears the risk of loss of the amount expected to be received under an OTC swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.  Certain restrictions imposed on a portfolio by the Code, the CFTC’s regulations and the portfolio’s regulatory status may limit the portfolio’s ability to use swap agreements. It is possible that developments in the swaps market, including potential additional government regulation, could adversely affect a portfolio’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Depending on the terms of the particular option agreement, a portfolio will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option.  When a portfolio purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised.  However, when a portfolio writes a swap option, upon exercise of the option the portfolio will become obligated according to the terms of the underlying agreement.

The risks associated with OTC interest rate and currency swaps and interest rate caps and floors are similar to those described above with respect to OTC options.  In connection with such transactions, a portfolio relies on the other party to the transaction to perform its obligations pursuant to the underlying agreement.  If there were a default by the other party to the transaction, a portfolio would have contractual remedies pursuant to the agreement, but could incur delays in obtaining the expected benefit of the transaction or loss of such benefit.  In the event of insolvency of the other party, a portfolio might be unable to obtain its expected benefit.  In addition, while a portfolio will seek to enter into such transactions only with parties which are capable of entering into closing transactions with the portfolio, there can be no assurance that the portfolio will be able to close out such a transaction with the other party, or obtain an offsetting position with any other party, at any time prior to the end of the term of the underlying agreement.  This may impair a portfolio’s ability to enter into other transactions at a time when doing so might be advantageous.

Depending on a portfolio’s size and other factors, the margin required under the rules of the clearinghouse and by the clearing member for a cleared swap may be in excess of the collateral required to be posted by the portfolio to support its obligations under a similar uncleared swap.  However, regulators are expected to adopt rules imposing certain margin requirements, including minimums, on uncleared swaps in the near future, which could reduce this distinction.  Regulators are also in the process of developing rules that would require trading and execution of most liquid swaps on trading facilities.  Moving trading to an exchange-type system may increase market transparency and liquidity but may require a portfolio to incur increased expenses to access the same types of swaps.  Rules adopted in 2012 also require centralized reporting of detailed information about many types of cleared and uncleared swaps.  Reporting of swap data may result in greater market transparency, but may subject the portfolio to additional administrative burdens and the safeguards established to protect trader anonymity may not function as expected.

Regulators may impose limits on an entity’s or group of entities’ holdings in certain swaps.

Credit Default Swaps

A portfolio may enter into credit default swaps, both directly (“unfunded credit default swaps”) and indirectly in the form of a swap embedded within a structured note (“funded credit default swaps”), to protect against the risk that a security will default.  Unfunded and funded credit default swaps may be on a single security, or on a basket of securities.

A portfolio may enter into credit default swap contracts for investment purposes.  As the seller in a credit default swap contract, a portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation.  In return, that portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred.  If no default occurs, that portfolio would keep the stream of payments and would have no payment obligations.  As the seller, a portfolio would be subject to investment exposure on the notional amount of the swap.

A portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the portfolio would function as the counterparty referenced in the preceding paragraph.  This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability).  It would also involve credit risk — that the seller may fail to satisfy its payment obligations to a portfolio in the event of a default.

A portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the portfolio anticipates purchasing at a later date.  A portfolio will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream it may be obligated to pay.

Cross-Currency Swaps

A cross-currency swap is a contract between two counterparties to exchange interest and principal payments in different currencies.  A cross-currency swap normally has an exchange of principal at maturity (the final exchange); an exchange of principal at the start of the swap (the initial exchange) is optional.  An initial exchange of notional principal amounts at the spot exchange rate serves the same function as a spot transaction in the foreign exchange market (for an immediate exchange of foreign exchange risk).  An exchange at maturity of notional principal amounts at the spot exchange rate serves the same function as a forward transaction in the foreign exchange market (for a future transfer of foreign exchange risk).  The currency swap market convention is to use the spot rate rather than the forward rate for the exchange at maturity.  The economic difference is realized through the coupon exchanges over the life of the swap.  In contrast to single currency interest rate swaps, cross-currency swaps involve both interest rate risk and foreign exchange risk.

Currency Exchange Rate Swaps

To the extent a portfolio may invest in foreign currency-denominated securities, it may also invest in currency exchange rate swap agreements.  A portfolio may also enter into options on swap agreements (“swap options”). A portfolio may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the portfolio anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Interest Rate Caps, Interest Rate Floors

An interest rate cap is a right to receive periodic cash payments over the life of the cap equal to the difference between any higher actual level of interest rates in the future and a specified strike (or “cap”) level.  The cap buyer purchases protection for a floating rate move above the strike.  An interest rate floor is the right to receive periodic cash payments over the life of the floor equal to the difference between any lower actual level of interest rates in the future and a specified strike (or “floor”) level.  The floor buyer purchases protection for a floating rate move below the strike.  The strikes are typically based on the three-month LIBOR (although other indices are available) and are measured quarterly.  Rights arising pursuant to both caps and floors are exercised automatically if the strike is in the money.  Caps and floors eliminate the risk that the buyer fails to exercise an in-the-money option.

A portfolio will not enter into any of these derivative transactions unless the unsecured senior debt or the claims paying ability of the other party to the transaction is rated at least “high quality” at the time of purchase by at least one of the established rating agencies.  The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and agents utilizing standard swap documentation. The adviser and the sub-advisers have determined that the swap market has become relatively liquid.  Swap transactions do not involve the delivery of securities or other underlying assets or principal, and the risk of loss with respect to such transactions is limited to the net amount of payments that a portfolio is contractually obligated to make or receive.  Caps and floors are more recent innovations for which standardized documentation has not yet been developed; accordingly, they are less liquid than swaps.  Caps and floors purchased by a portfolio are considered to be illiquid assets.

Interest Rate Swaps

Interest rate swaps are contracts between two entities (“counterparties”) to exchange interest payments (of the same currency) between the parties.  In the most common interest rate swap structure; one counterparty will agree to make floating rate payments to the other counterparty, which in turn makes fixed rate payments to the first counterparty.  Interest payments are determined by applying the respective interest rates to an agreed upon amount, referred to as the “notional principal amount.”  In most such transactions, the floating rate payments are tied to the LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks.  As there is no exchange of principal amounts, an interest rate swap is not an investment or a borrowing.

An interest rate swap involves an agreement between a portfolio and another party to exchange payments calculated as if they were interest on a specified (“notional”) principal amount (e.g., an exchange of floating rate payments by one party for fixed rate payments by the other).  An interest rate cap or floor entitles the purchaser, in exchange for a premium, to receive payments of interest on a notional principal amount from the seller of the cap or floor, to the extent that a specified reference rate exceeds or falls below a predetermined level.  A portfolio usually enters into such transactions on a “net” basis, with the portfolio receiving or paying, as the case may be, only the net amount of the two payment streams.  The net amount of the excess, if any, of a portfolio’s obligations over its entitlements with respect to each swap is accrued on a daily basis, and an amount of cash or high-quality liquid securities having an aggregate NAV at least equal to the accrued excess is maintained in a segregated account by the Company’s custodian.  If a portfolio enters into a swap on other than a net basis, or sells caps or floors, the portfolio maintains a segregated account in the full amount accrued on a daily basis of the portfolio’s obligations with respect to the transaction.  Such segregated accounts are maintained in accordance with applicable regulations of the SEC.

Swap Options

A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms.  A portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the portfolio anticipates purchasing at a later date.  A portfolio intends to use these transactions as hedges and not as speculative investments.

Whether a portfolio’s use of swap options will be successful in furthering its investment objective will depend on its sub-adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Depending on the terms of the particular option agreement, a portfolio will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option.  When a portfolio purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised.  However, when a portfolio writes a swap option, upon exercise of the option the portfolio will become obligated according to the terms of the underlying agreement.

Total Return Swaps

A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets.  Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market.  Total return swap agreements may effectively add leverage to a portfolio’s portfolio because, in addition to its total net assets, the portfolio would be subject to investment exposure on the notional amount of the swap.  Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to a portfolio, and conversely, that the portfolio will not be able to meet its obligation to the counterparty.

Synthetic Convertible Securities

Synthetic convertible securities are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities.  For example, a portfolio may purchase a non-convertible debt security and a warrant or option, which enables the portfolio to have a convertible-like position with respect to a company, group of companies or stock index.  Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions.  Upon conversion, a portfolio generally receives an amount in cash equal to the difference between the conversion price and the then-current value of the underlying security.  Unlike a true convertible security, a synthetic convertible security comprises two or more separate securities, each with its own market value.  Therefore, the market value of a synthetic convertible security is the sum of the values of its fixed-income component and its convertible component.  For this reason, the value of a synthetic convertible security and a true convertible security may respond differently to market fluctuations.  A portfolio will only invest in synthetic convertibles with respect to companies whose corporate debt securities are rated “A” or higher by a NRSRO such as Moody’s or S&P and are subject to the portfolio’s overall limitations on investments in illiquid securities.

Warrants

Warrants are, in effect, longer-term call options.  They give the holder the right to purchase a given number of shares of a particular company at specified prices within a certain period of time.  The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit.  Of course, since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant.  Warrants generally trade in the open market and may be sold rather than exercised.  Warrants are sometimes sold in unit form with other qualification as a regulated investment company.  The result of a hedging program cannot be foreseen and may cause a portfolio to suffer losses that it would not otherwise sustain. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend.

Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security.  Prices of warrants do not necessarily move in tandem with the prices of the underlying securities and are speculative investments.  They pay no dividends and confer no rights other than a purchase option.  If a warrant is not exercised by the date of its expiration, a portfolio will lose its entire investment in such warrant.

Risks Associated with Investing in Warrants

Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of a portfolio’s entire investment therein). Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security.  Prices of warrants do not necessarily move in tandem with the prices of the underlying securities and are speculative investments.  They pay no dividends and confer no rights other than a purchase option.  If a warrant is not exercised by the date of its expiration, a portfolio will lose its entire investment in such warrant.

Warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them.  They do not represent ownership of the securities, but only the right to buy them.  Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone.

Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security.  Prices of warrants do not necessarily move in tandem with the prices of the underlying securities and are speculative investments.  They pay no dividends and confer no rights other than a purchase option.  If a warrant is not exercised by the date of its expiration, a portfolio will lose its entire investment in such warrant.

Foreign Currency Warrants

Foreign currency warrants such as Currency Exchange WarrantsSM (“CEWsSM”) are warrants that entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant.  Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time.  Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace.  Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese yen or the euro.  The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed).

Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges.  Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs.  In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised.  The expiration date of the warrants may be accelerated if the warrants should be de-listed from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants.  Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the OCC.  Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets.  The IPO price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies.  Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

Index Warrants

Put and call index warrants are instruments whose values vary depending on the change in the value of one or more specified securities indices (“Index Warrants”).  Index Warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer, based on the value of the underlying index at the time of exercise.  In general, if the value of the underlying index rises above the exercise price of the Index Warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise, based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise, based on the difference between the exercise price of the warrant and the value of the index.  The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index.  If a portfolio were not to exercise an Index Warrant prior to its expiration, then the portfolio would lose the amount of the purchase price paid by it for the warrant.   A portfolio will normally use Index Warrants in a manner similar to their use of options on securities indices.

Risks Associated with Index Warrants

The risks of using Index Warrants are generally similar to those relating to its use of index options.  Unlike most index options, however, Index Warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution that issues the warrant.  Also, Index Warrants generally have longer terms than index options.  Index Warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency.  In addition, the terms of Index Warrants may limit a portfolio’s ability to exercise the warrants at such time, or in such quantities, as the portfolio would otherwise wish to do.

INVESTMENT TECHNIQUES

Borrowing

A portfolio may borrow from banks.  Borrowing may be done for any purpose permitted by the 1940 Act or as permitted by the portfolio’s investment policies and restrictions. If a portfolio borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off.  If a portfolio makes additional investments while borrowings are outstanding, this may be considered a form of leverage.  Under the 1940 Act, a portfolio is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the portfolio’s holdings may be disadvantageous from an investment standpoint.

Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or a portfolio’s NAV. Money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.   In the event a portfolio borrows, the portfolio may also be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Reverse repurchase agreements are considered to be a form of borrowing.  Securities purchased on a when-issued or delayed delivery basis will not be subject to a portfolio’s borrowing limitations to the extent that the portfolio establishes and maintains liquid assets in a segregated account with the Company’s custodian (or earmark liquid assets on its records) equal to the portfolio’s obligations under the when-issued or delayed delivery arrangement.

Currency Management

A portfolio’s flexibility to participate in higher yielding debt markets outside of the United States may allow the portfolio to achieve higher yields than those generally obtained by domestic money market funds and short-term bond investments. However, when a portfolio invests significantly in securities denominated in foreign currencies, movements in foreign currency exchange rates versus the U.S. dollar are likely to impact the portfolio’s share price stability relative to domestic short-term income funds. Fluctuations in foreign currencies can have a positive or negative impact on returns. Normally, to the extent that a portfolio is invested in foreign securities, a weakening in the U.S. dollar relative to the foreign currencies underlying the portfolio’s investments should help increase the NAV of the portfolio. Conversely, a strengthening in the U.S. dollar versus the foreign currencies in which a portfolio’s securities are denominated will generally lower the NAV of the portfolio. A portfolio’s adviser or sub-adviser attempts to minimize exchange rate risk through active portfolio management, including hedging currency exposure through the use of futures, options, and forward currency transactions and attempting to identify bond markets with strong or stable currencies. There can be no assurance that such hedging will be successful and such transactions, if unsuccessful, could result in additional losses or expenses to a portfolio.

Forward Commitment Transactions

A portfolio may purchase securities on a forward commitment basis if the portfolio holds, and maintains until the settlement date in a segregated account, cash and/or liquid securities in an amount sufficient to meet the purchase price, or if the portfolio enters into offsetting contracts for the forward sale of other securities it owns.  Purchasing securities on a forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of a portfolio’s other assets.  A portfolio may realize short-term profits or losses upon such sales.

Participation on Creditors Committees

A portfolio may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the portfolio.  Such participation may subject a portfolio to expenses such as legal fees and may make the portfolio an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict such portfolio’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so.  Participation by a portfolio on such committees may also expose the portfolio to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors.  A portfolio will participate on such committees only when the adviser or a sub-adviser believes that such participation is necessary or desirable to enforce the portfolio’s rights as a creditor or to protect the value of securities held by the portfolio.

Portfolio Hedging

Hedging against changes in financial markets, currency rates, and interest rates may be utilized.  One form of hedging is with derivatives.  Derivatives (as described above) are instruments whose value is linked to, or derived from, another instrument, like an index or a commodity. Hedging transactions involve certain risks.  There can be no assurances that a portfolio will employ a hedging transaction at any given time, or that any hedging transaction actually used will be successful. Although a portfolio may benefit from hedging, unanticipated changes in interest rates or securities prices may result in greater losses for the portfolio than if it did not hedge.  If a portfolio does not correctly predict a hedge, it may lose money.  In addition, a portfolio pays commissions and other costs in connection with hedging transactions.

Risks Associated With Hedging Transactions.

Hedging transactions have special risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, to the extent the adviser’s or a sub-adviser’s view as to certain market movements is incorrect, the risk that the use of a hedging transaction could result in losses greater than if it had not been used.  Use of call options could result in losses to a portfolio, force the sale or purchase of portfolio securities at inopportune times or for prices lower than current market values, or cause the portfolio to hold a security it might otherwise sell.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments.  Currency transactions can result in losses to a portfolio if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that a portfolio is engaging in portfolio hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to a portfolio if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.  In addition, a portfolio pays commissions and other costs in connection with such investments.

Losses resulting from the use of hedging transactions will reduce a portfolio’s NAV, and possibly income, and the losses can be greater than if hedging transactions had not been used.

Risks of Hedging Transactions Outside the United States.

When conducted outside the United States, hedging transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of government actions affecting trading in, or the price of, foreign securities, currencies and other instruments. The value of positions taken as part of non-U.S. hedging transactions also could be adversely affected by: (i) other complex foreign political, legal and economic factors; (ii) lesser availability of data on which to make trading decisions than in the United States; (iii) delays in a portfolio’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lower trading volume and liquidity.

A portfolio’s options, futures, and swap transactions will generally be entered into for hedging purposes to protect against possible changes in the market values of securities held in or to be purchased for the portfolio’s portfolio resulting from securities markets, currency or interest rate fluctuations.  In addition, a portfolio’s derivative investments may also be used for non-hedging purposes — to protect the portfolio’s unrealized gains in the values of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the portfolio’s portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchase or sale of particular securities.

One form of hedging that may be utilized by certain of a portfolio is to make contracts to purchase securities for a fixed price at a future date beyond customary settlement time (“forward commitments”) because new issues of securities typically offered to investors, such as the portfolio, on that basis.  Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date.  This risk is in addition to the risk of decline in the value of a Portfolio’s other assets.  Although a portfolio will enter into such contracts with the intention of acquiring securities, the portfolio may dispose of a commitment prior to the settlement if the investment adviser deems it appropriate to do so.  A portfolio may realize short-term profits or losses upon the sale of forward commitments.

Repurchase Agreements

A portfolio may enter into repurchase agreements with sellers that are member firms (or subsidiaries thereof) of the NYSE, members of the Federal Reserve System, recognized primary U.S. government securities dealers or institutions which the adviser or a sub-adviser has determined to be of comparable creditworthiness. Such agreements may be considered to be loans by a portfolio for purposes of the 1940 Act.

Each repurchase agreement must be collateralized fully, in accordance with the provisions of Rule 5b-3 under the 1940 Act, at all times. The securities that a portfolio purchases and holds through its agent are U.S. government securities, the values, including accrued interest, of which are equal to or greater than the repurchase price agreed to be paid by the seller.  The term of such an agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery.   The repurchase price may be higher than the purchase price, the difference being income to a portfolio, or the purchase and repurchase prices may be same, with interest at a standard rate due to the portfolio together with the repurchase price on repurchase.  In either case, the income to a portfolio is unrelated to the interest rate on the U.S. government securities.

The securities underlying a repurchase agreement will be marked to market every business day so that the value of the collateral is at least equal to the value of the loan, including the accrued interest thereon, and the adviser or a sub-adviser will monitor the value of the collateral.  Securities subject to repurchase agreements will be held by the custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system.  If the seller defaults on its repurchase obligation, a portfolio holding the repurchase agreement will suffer a loss to the extent that the proceeds from a sale of the underlying securities is less than the repurchase price under the agreement.  Bankruptcy or insolvency of such a defaulting seller may cause a portfolio’s rights with respect to such securities to be delayed or limited.  To mitigate this risk, a portfolio may only enter into repurchase agreements that qualify for an exclusion from any automatic stay of creditors’ rights against the counterparty under applicable insolvency law in the event of the counterparty’s insolvency.

The repurchase agreement provides that in the event the seller fails to pay the price agreed upon on the agreed upon delivery date or upon demand, as the case may be, a portfolio will have the right to liquidate the securities.  If, at the time a portfolio is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order.  A portfolio’s exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the portfolio.  The Company has adopted and follows procedures which are intended to minimize the risks of repurchase agreements.  For example, a portfolio only enters into repurchase agreements after the adviser or a sub-adviser has determined that the seller is creditworthy, and the sub-adviser monitors the seller’s creditworthiness on an ongoing basis.  Moreover, under such agreements, the value, including accrued interest, of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and a portfolio has the right to make margin calls at any time if the value of the securities falls below the agreed upon margin.

A portfolio may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements together with any other securities that are not readily marketable, would exceed that portfolio’s limitation on investing in illiquid securities.  If the seller should become bankrupt or default on its obligations to repurchase the securities, a portfolio may experience delay or difficulties in exercising its rights to the securities held as collateral and might incur a loss if the value of the securities should decline.  A portfolio may also incur disposition costs in connection with liquidating the securities.

Restricted Securities, Illiquid Securities, and Liquidity Requirements

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business within seven (7) calendar days at approximately the value ascribed to it by a portfolio. A portfolio may invest in restricted securities governed by Rule 144A under the 1933 Act (“Rule 144A”) and other restricted securities.  In adopting Rule 144A, the SEC specifically stated that restricted securities traded under Rule 144A may be treated as liquid for purposes of investment limitations if the Board (or the fund’s adviser acting subject to the board’s supervision) determines that the securities are in fact liquid.  The Board has delegated its responsibility to fund management to determine the liquidity of each restricted security purchased pursuant to the Rule, subject to the Board’s oversight and review.  Examples of factors that will be taken into account in evaluating the liquidity of a Rule 144A security, both with respect to the initial purchase and on an ongoing basis, will include, among others:  (i) the frequency of trades and quotes for the security; (ii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iii) dealer undertakings to make a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

A security’s illiquidity might prevent the sale of such a security at a time when the adviser or a sub-adviser might wish to sell, and these securities could have the effect of decreasing the overall level of a portfolio’s liquidity.  Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring a portfolio to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a portfolio could realize upon disposition. If institutional trading in restricted securities were to decline to limited levels, the liquidity of a portfolio could be adversely affected.

Because of the nature of these securities, a considerable period of time may elapse between a portfolio’s decision to dispose of these securities and the time when the portfolio is able to dispose of them, during which time the value of the securities could decline.  The expenses of registering restricted securities (excluding securities that may be resold by a portfolio pursuant to Rule 144A under the 1933 Act) may be negotiated at the time such securities are purchased by the portfolio.  When registration is required before the securities may be resold, a considerable period may elapse between the decision to sell the securities and the time when a portfolio would be permitted to sell them.  Thus, a portfolio may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell.  A portfolio may also acquire securities through private placements.  Such securities may have contractual restrictions on their resale, which might prevent their resale by a portfolio at a time when such resale would be desirable.  Securities that are not readily marketable will be valued by a portfolio in good faith pursuant to procedures adopted by the Board.

The expenses of registering restricted securities (excluding securities that may be resold by pursuant to Rule 144A under the 1933 Act) may be negotiated at the time such securities are purchased by a portfolio.  When registration is required before the securities may be resold, a considerable period may elapse between the decision to sell the securities and the time when a portfolio would be permitted to sell them.  Thus, a portfolio may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. A portfolio may also acquire securities through private placements.  Such securities may have contractual restrictions on their resale, which might prevent their resale by a portfolio at a time when such resale would be desirable.  Securities that are not readily marketable will be valued by a portfolio pursuant to procedures adopted by the Board.

Restricted securities, including private placements, are subject to legal or contractual restrictions on resale.  They can be eligible for purchase or sale without SEC registration by certain institutional investors known as “qualified institutional buyers,” and under a portfolio’s procedures, restricted securities could be treated as liquid.  However, some restricted securities may be illiquid and restricted securities that are treated as liquid could be less liquid than registered securities traded on established secondary markets.

A portfolio may not invest more than 15% of its net assets in illiquid securities, measured at the time of investment.

A Portfolio treats any securities subject to restrictions on repatriation for more than seven (7) days, and securities issued in connection with foreign debt conversion programs that are restricted as to remittance of invested capital or profit, as illiquid. Illiquid securities do not include securities that are restricted from trading on formal markets for some period of time but for which an active informal market exists, or securities that meet the requirements of Rule 144A under the 1933 Act and that, subject to the review by the Board and guidelines adopted by the Board, the adviser, or a sub-adviser has determined to be liquid.

Reverse Repurchase Agreements and Dollar Roll Transactions

A portfolio may borrow money by entering into transactions called reverse repurchase agreements.  Under these arrangements, a portfolio will sell U.S. government securities held by a portfolio, with an agreement that the portfolio will repurchase the securities on an agreed date, price and interest payment.  A portfolio will employ reverse repurchase agreements when necessary to meet unanticipated net redemptions so as to avoid liquidating other portfolio investments during unfavorable market conditions. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. At the time a portfolio enters into a reverse repurchase agreement, it will place in a segregated custodial account cash, liquid assets, and/or high quality debt instruments having a dollar value equal to the repurchase price. Reverse repurchase agreements, together with other permitted borrowings, may constitute up to 33 1/3% of a portfolio’s total assets.  Under the 1940 Act, a portfolio is required to maintain continuous asset coverage of 300% with respect to borrowings and to sell (within three (3) days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise even if such liquidations of a portfolio’s holdings may be disadvantageous from an investment standpoint.

To the extent a portfolio covers its commitment under a reverse repurchase agreement (or economically similar transaction) by the segregation of assets determined to be liquid, equal in value to the amount of the portfolio’s commitment to repurchase, such an agreement will not be considered a “senior security” by the portfolio and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the portfolio. Reverse repurchase agreements involve the possible risk that the value of portfolio securities a portfolio relinquishes may decline below the price the portfolio must pay when the transaction closes. Leveraging by means of borrowing may exaggerate the affect of any increase or decrease in the value of portfolio securities or a portfolio’s NAV, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

A portfolio may engage in dollar roll transactions with respect to mortgage securities issued by GNMA, FNMA, and FHLMC in order to enhance portfolio returns and manage prepayment risks.  A dollar roll transaction is similar to a reverse repurchase agreement in certain respects.  In a dollar roll transaction a portfolio sells a mortgage-related security held in its portfolio to a financial institution such as a bank or broker-dealer and simultaneously agrees to repurchase a substantially similar security (same type, coupon, and maturity) from the institution at a later date at an agreed-upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories.  During the period between the sale and repurchase, a portfolio will not be entitled to receive interest and principal payments on the securities sold.  Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the portfolio exceeding the yield on the sold security.  When a portfolio enters into a dollar roll transaction, cash and/or liquid assets of the portfolio, in a dollar amount sufficient to make payment for the obligations to be repurchased, are segregated with its custodian at the trade date.  These securities are marked daily and are maintained until the transaction is settled. Because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed “illiquid” and subject to a portfolio’s overall limitations on investments in illiquid securities.

A dollar roll can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a portfolio pledges a mortgage-related security to a dealer to obtain cash.  Unlike in the case of reverse repurchase agreements, the dealer with which a portfolio enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the portfolio, but only securities which are “substantially identical.”  To be considered substantially identical, the securities returned to a portfolio generally must:  (i) be collateralized by the same types of underlying mortgages; (ii) be issued by the same agency and be part of the same program; (iii) have a similar original stated maturity; (iv) have identical net coupon rates; (v) have similar market yields (and therefore price); and (vi) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.

A portfolio’s obligations under a dollar roll agreement must be covered by segregated liquid assets equal in value to the securities subject to repurchase by the portfolio.  As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to a portfolio’s restrictions on borrowings.  Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed “illiquid” and subject to a portfolio’s overall limitations on investments in illiquid securities.

Risks of Reverse Repurchase Agreements and Dollar Roll Transactions

Reverse repurchase agreements involve the possible risk that the value of portfolio securities a portfolio relinquishes may decline below the price the portfolio must pay when the transaction closes.  Borrowings may magnify the potential for gain or loss on amounts invested resulting in an increase in the speculative character of a portfolio’s outstanding shares.  Reverse repurchase agreements are considered to be borrowings under the 1940 Act. To the extent a portfolio covers its commitment under a reverse repurchase agreement (or economically similar transaction) by the segregation of assets determined to be liquid, equal in value to the amount of the portfolio’s commitment to repurchase, such an agreement will not be considered a “senior security” by the portfolio and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the portfolio.

Whether a reverse repurchase agreement or dollar roll transaction produces a gain for a portfolio depends upon the costs of the agreements (i.e., a function of the difference between the amount received upon the sale of its securities and the amount to be spent upon the purchase of the same or “substantially the same” security) and the income and gains of the securities purchased with the proceeds received from the sale of the mortgage security.  If the income and gains on the securities purchased with the proceeds of the agreements exceed the costs of the agreements, then a portfolio’s NAV will increase faster than otherwise would be the case.  Conversely, if the income and gains on such securities purchased fail to exceed the costs of the structure, the NAV will decline faster than otherwise would be the case.  Reverse repurchase agreements and dollar roll transactions as leveraging techniques, may increase a portfolio’s yield in the manner described above.  However, such transactions also increase a portfolio’s risk to capital and may result in a shareholder’s loss of principal.

Securities Lending

A portfolio may lend its portfolio securities to financial institutions such as broker-dealers, banks, or other recognized domestic institutional borrowers of securities provided that the value of the loaned securities does not exceed the percentage of the portfolio’s total assets set forth in the portfolio’s Prospectuses. No lending may be made to any companies affiliated with a portfolio’s adviser.

These loans earn income for a portfolio and are collateralized by cash, cash equivalents, securities, letters of credit, or U.S. government securities.  A portfolio might experience a loss if the financial institution defaults on the loan.  A portfolio seeks to mitigate this risk through contracted indemnification upon default.

Any portfolio securities purchased with cash collateral would also be subject to possible depreciation.  A portfolio that loans portfolio securities would continue to accrue interest on the securities loaned and would also earn income on the loans.  A portfolio will not have the right to vote any securities having voting rights during the existence of the loan, but a portfolio may call the loan in anticipation of an important vote to be taken by the holders of the securities or the giving or withholding of their consent on a material matter affecting the investment.  Any cash collateral received by a portfolio would be invested in high quality, short-term money market instruments.  A portfolio currently intends to limit the lending of their portfolio securities so that, at any given time, securities loaned by a portfolio represent not more than one-third of the value of its total assets.

The borrower at all times during the loan must maintain with a portfolio cash or cash equivalent collateral or provide to the portfolio an irrevocable letter of credit equal in value to at least 102% of the value of loaned domestic securities and 105% of the value of loaned foreign securities on a daily basis.  Although voting rights of the loaned securities may pass to the borrower, if a material event affecting the investment in the loaned securities is to occur, a portfolio must terminate the loan and vote the securities.  Alternatively, a portfolio may enter into an arrangement that ensures that it can vote the proxy even while the borrower continues to hold the securities.

During the time portfolio securities are on loan, the borrower pays a portfolio any interest or distributions paid on such securities.  A portfolio may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit.  Loans are subject to termination at the option of the lending fund or the borrower at any time. A portfolio may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker.  As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.

There is the risk that when lending portfolio securities, the securities may not be available to a portfolio on a timely basis and the portfolio may therefore lose the opportunity to sell the securities at a desirable price.  Engaging in securities lending could have a leveraging effect which may intensify the market risk, credit risk and other risks associated with investments in a portfolio.  When a portfolio lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities.  A portfolio could incur losses in connection with the investment of such cash collateral. A portfolio might experience a loss if the financial institution defaults on the loan.  A portfolio seeks to mitigate this risk through contracted indemnification upon default.

Segregated Accounts

When a portfolio enters into certain transactions that involve obligations to make future payments to third parties, including the purchase of securities on a when-issued or delayed delivery basis, or reverse repurchase agreements, it will maintain with an approved custodian in a segregated account (or earmark on its records) cash or liquid securities, marked to market daily, in an amount at least equal to the portfolio’s obligation or commitment under such transactions.  Segregated accounts also may be required in connection with certain transactions involving derivative instruments such as options or futures.

Short Sales

A Portfolio may make short sales of securities as part of its overall portfolio management strategies involving the use of derivative instruments and to offset potential declines in long positions in similar securities.

A short sale is a transaction in which a portfolio sells a security it does not own in anticipation that the market value of the security will decline.  To complete the sale, a portfolio must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. A portfolio must replace the security borrowed by purchasing it at the market price at the time of replacement.  A portfolio may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.  A portfolio is said to have a “short position” in the security sold until it delivers it to the broker. The period during which a portfolio has a short position can range from one day to more than a year. Until a portfolio replaces the security, the proceeds of the short sale are retained by the broker, and the portfolio must pay to the broker a negotiated portion of any dividends or interest which accrues during the period of the loan. If the price of the security sold short increases between the time of the short sale and the time a portfolio replaces the borrowed security, the portfolio will incur a loss; conversely, if the price declines, the portfolio will realize a capital gain.  Any gain will be decreased, and any loss increased, by the transaction costs described above.  The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.   A portfolio may make short sales to offset a potential decline in a long position or a group of long positions, or if the portfolio’s adviser or sub-adviser believes that a decline in the price of a particular security or group of securities is likely.

To the extent that a portfolio engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of segregated assets determined to be liquid in accordance with procedures established by the Board.  This percentage any be varied by action of the Board.

To meet current margin requirements, a portfolio must deposit with the broker additional cash or securities so that it maintains with the broker a total deposit equal to 150% of the current market value of the securities sold short (100% of the current market value if a security is held in the account that is convertible or exchangeable into the security sold short within ninety (90) days without restriction other than the payment of money).

Short sales by a portfolio create opportunities to increase the portfolio’s return but, at the same time, involve specific risk considerations and may be considered a speculative technique.  Since a portfolio in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the portfolio’s NAV per share tends to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales.  The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest a portfolio may be required to pay in connection with the short sale.  Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continually increase, although a portfolio may mitigate such losses by replacing the securities sold short before the market price has increased significantly.  Under adverse market conditions a portfolio might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

In the view of the SEC, a short sale involves the creation of a “senior security” as such term is defined in the 1940 Act, unless the sale is against the box and the securities sold short are placed in a segregated account (not with the broker), or unless a portfolio’s obligation to deliver the securities sold short is “covered” by placing in a segregated account (not with the broker) cash, U.S. government securities, or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any such collateral required to be deposited with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short.  The total value of the cash, U.S. government securities, or other liquid debt or equity securities deposited with the broker and otherwise segregated, may not, at any time, be less than the market value of the securities sold short at the time of the short sale.  A portfolio will comply with these requirements.

In addition, as a matter of policy, a portfolio’s Board has determined that no portfolio will make short sales of securities or maintain a short position if to do so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of a portfolio’s total assets, taken at market value.

A portfolio may engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder. The extent to which a portfolio may enter into short sales transactions may be limited by the Code requirements for qualification of the portfolio as a RIC.  (See “Tax Considerations.”)

Short Sales Against the Box

A short sale “against the box” is a short sale where, at the time of the short sale, a portfolio owns or has the immediate and unconditional right, at no added cost, to obtain the identical security. Short sales against the box are not subject to the percentage limitations on short sales.

If a portfolio makes a short sale against the box, the portfolio would not immediately deliver the securities sold and would not receive the proceeds from the sale.  The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale.  To secure its obligation to deliver securities sold short, a portfolio will deposit in escrow in a separate account with the custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities.  A portfolio can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the portfolio, because the portfolio might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

A portfolio’s decision to make a short sale against the box may be a technique to hedge against market risks when the adviser or sub-adviser believes that the price of a security may decline, causing a decline in the value of a security owned by the portfolio or a security convertible into or exchangeable for such security.  In such case, any future losses in a portfolio’s long position would be reduced by a gain in the short position.  The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities a portfolio owns, either directly or indirectly, and, in the case where a portfolio owns convertible securities, changes in the investment values or conversion premiums of such securities.

Short sales against the box are not subject to the percentage limitations on short sales described in the Prospectuses.

Strategic Transactions

A portfolio may, but is not required to, utilize various investment strategies as described in this SAI to hedge various market risks, to manage the effective maturity or duration of debt instruments, or to seek potentially higher returns.  Utilizing these investment strategies, a portfolio may purchase and sell, to the extent not otherwise limited or restricted for such portfolio, exchange-listed and OTC put and call options on securities; equity and fixed-income indices and other financial instruments; purchase and sell financial futures contracts and options thereon; enter into various interest rate transactions such as swaps, caps, floors,, or collars; and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps, or options on currencies or currency futures (collectively, all the above are called “Strategic Transactions”).

Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for a portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the portfolio’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities.  Some Strategic Transactions may also be used to seek potentially higher returns, although all investments will be made in accordance with any limitations imposed by the CFTC.  Any or all of these investment techniques may be used at any time, as use of any Strategic Transaction is a function of numerous variables including market conditions.  The ability of a portfolio to utilize these Strategic Transactions successfully will depend on the portfolio’s adviser’s or sub-adviser’s ability to predict, which cannot be assured, pertinent market movements.  A portfolio will comply with applicable regulatory requirements when utilizing Strategic Transactions. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management, or portfolio management purposes.

To Be Announced (“TBA”) Sale Commitments

TBA sale commitments involve commitments in which the unit price and the estimated principal amount are established upon entering into the contract, with the actual principal amount being within a specified range of the estimate. A portfolio will enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-related securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, a portfolio will maintain, in a segregated account, cash or marketable securities in an amount sufficient to meet the purchase price. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, a portfolio realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If a portfolio delivers securities under the commitment, the portfolio realizes a gain or loss from the sale of the securities, based upon the unit price established at the date the commitment was entered into.

When-Issued and Delayed Delivery Transactions

In order to secure prices or yields deemed advantageous at the time, a portfolio may purchase or sell securities on a when-issued or delayed-delivery basis, generally fifteen (15) to forty-five (45) days after the commitment is made. A portfolio may also enter into forward commitments. A portfolio will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage.  In such transactions, delivery of the securities occurs beyond the normal settlement periods but no payment or delivery is made by and no interest accrues to the portfolio prior to the actual delivery or payment by the other party to the transaction.  Due to fluctuations in the value of securities purchased on a when-issued or a delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers.  Similarly, the sale of securities for delayed-delivery can involve the risk that the prices available in the market when delivery is made may actually be higher than those obtained in the transaction itself.

When a portfolio commits to purchase a security on a when-issued or delayed delivery basis, it will set up procedures consistent with the applicable interpretations of the SEC concerning such purchases.  Since that policy currently recommends that an amount of a portfolio’s assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, a portfolio will always have cash, short-term money market instruments or other liquid securities sufficient to fulfill any commitments or to limit any potential risk.

Each portfolio will establish a segregated account with the custodian consisting of cash and/or liquid assets in an amount equal to the amount of its when-issued and delayed-delivery commitments which will be “marked to market” daily.  A portfolio will only make commitments to purchase such securities with the intention of actually acquiring the securities, but the portfolio may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy.  In these cases, a portfolio may realize a taxable gain or loss.  When a portfolio engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade.  Failure of such party to do so may result in a portfolio’s incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

When the time comes to pay for the securities acquired on a delayed delivery basis, a portfolio will meet its obligations from the available cash flow, sale of the securities held in the segregated account, sale of other securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a market value greater or less than the portfolio’s payment obligation).  Depending on market conditions, a portfolio could experience fluctuations in share price as a result of delayed-delivery or when-issued purchases.

Although such purchases will not be made for speculative purposes and SEC policies will be adhered to, purchases of securities on such bases may involve more risk than other types of purchases.  For example, a portfolio may have to sell assets which have been set aside in order to meet redemptions. Also, if a portfolio determines it is necessary to sell the when-issued or delayed delivery securities before delivery, it may incur a loss because of market fluctuations since the time the commitment to purchase such securities was made. When a portfolio engages in when-issued, forward commitment, and delayed delivery transactions, it relies on the other party to consummate the trade.  Failure to do so may result in a portfolio incurring a loss or missing an opportunity to obtain a price believed to be advantageous.

TEMPORARY DEFENSIVE AND OTHER SHORT-TERM POSITIONS

During periods of unusual market conditions when the adviser or a sub-adviser believes that investing for temporary defensive purposes is appropriate, or in order to meet anticipated redemption requests, a portfolio may invest up to 100% of its assets in investment-grade debt instruments (including short-term U.S. government securities, investment-grade debt instruments, money market instruments, including negotiable certificates of deposit, non-negotiable fixed time deposits, bankers’ acceptances, commercial paper, and floating rate notes), preferred stocks, and repurchase agreements. Under normal circumstances, a portfolio may also hold significant amounts of its assets in cash, subject to the applicable percentage limitations for short-term securities.

ING Invesco Equity and Income Portfolio also may invest in other investment companies that invest exclusively in money market instruments for temporary defensive purposes.

ING T. Rowe Price Diversified Mid Cap Growth Portfolio may invest up to 20% of its total assets in equity securities of companies that, at the time of purchase, have total market capitalizations outside the range of companies in the Russell Midcap® Growth Index or the S&P Mid Cap 400 Index and in excess of that amount (up to 100% of its assets) during temporary defensive periods.

ING Global Bond Portfolio may, for temporary defensive purposes, invest in debt obligations of domestic or foreign corporate issuers and certificates of deposit and bankers’ acceptances of foreign banks having total assets in excess of $1 billion.  The Portfolio may also invest in certain short-term, high-quality debt instruments and in U.S. government securities pending the adviser’s or sub-adviser’s ability to invest cash inflows.  The short-term instruments in which the Portfolio may invest include:  (i) short-term obligations of the U.S. government and its agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities; (iii) commercial paper, including master notes; (iv) bank obligations, including certificates of deposit, time deposits and bankers’ acceptances; and (v) repurchase agreements.  When investing for the purposes indicated above, the Portfolio will normally invest in short-term instruments that do not have a maturity of greater than one year.

FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

All percentage limitations set forth below apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations will not require elimination of any security from a Portfolio.

Each Portfolio’s investment objective is non-fundamental and may be changed by a vote of the Board, without shareholder approval. Shareholders will be provided at least sixty (60) days’ prior written notice of any change to a Portfolio’s non-fundamental investment objective.

Fundamental Investment Restrictions

Each Portfolio has adopted the following investment restrictions as fundamental policies, which means they cannot be changed, without the approval of the holders of a “majority” of a Portfolio’s outstanding voting securities as that term is defined by the 1940 Act. The term “majority” is defined in the 1940 Act as the lesser of: (i) 67% or more of that Portfolio’s voting securities present at a meeting of shareholders at which the holders of more than 50% of that Portfolio’s outstanding voting securities of that Portfolio are present in person or represented by proxy; or (ii) more than 50% of a Portfolio’s outstanding voting securities.

All Portfolios except ING Columbia Small Cap Value II Portfolio, ING Pioneer High Yield Portfolio, and ING Templeton Foreign Equity Portfolio

As a matter of fundamental policy each Portfolio may not:

1.                          purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).  With respect to ING Global Bond Portfolio, this restriction shall not apply to the Portfolio’s investments in hedging investments consistent with its investment policies;

2.                          purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).  With respect to ING Invesco Equity and Income Portfolio, investments in mortgage participations or similar instruments are not subject to this limitation;

3.                          issue any senior security (as defined in the 1940 Act), except that: (a) a Portfolio may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) a Portfolio may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; (c) subject to the restrictions set forth below, a Portfolio may borrow money as authorized by the 1940 Act; and (d) with respect to ING Global Bond Portfolio, this restriction does not prohibit investment activities for which assets of the Portfolio are designated or segregated, or margin, collateral or escrow arrangements established, to cover related obligations;

4.                          borrow money, except that: (a) a Portfolio may enter reverse repurchase agreements, provided (except as set forth below) that the total amount of any such borrowing does not exceed 33 1/3% of the Portfolio’s total assets; and (b) a Portfolio may borrow money in an amount not to exceed 33 1/3% of the value of its total assets at the time the loan is made.  With respect to ING T. Rowe Price Diversified Mid Cap Growth Portfolio, the Portfolio may borrow money in an amount not exceeding 10% of the value of the Portfolio’s total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made.  With respect to ING JPMorgan Mid Cap Value Portfolio and ING T. Rowe Price Diversified Mid Cap Growth Portfolio, immediately after any borrowing, including reverse repurchase agreements, such Portfolios will maintain asset coverage of not less than 300 percent with respect to all borrowings.  With respect to ING Baron Growth Portfolio, ING PIMCO Total Return Portfolio, ING Invesco Comstock Portfolio, and ING Invesco Equity and Income Portfolio,

such Portfolios may borrow up to an additional 5% of their total assets (not including the amount borrowed) for temporary or emergency purposes;

5.                          lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of publicly issued debt securities or to repurchase agreements;

6.                          underwrite securities issued by others, except to the extent that a Portfolio may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities; and

7.                          purchase the securities of an issuer if, as a result, more than 25% of its total assets would be invested in the securities of companies whose principal business activities are in the same industry.  This limitation does not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities.  With respect to ING Invesco Equity and Income Portfolio, this limitation does not apply to municipal securities.  With respect to ING American Century Small-Mid Cap Value Portfolio:  (i) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; (ii) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry; and (iii) personal credit and business credit businesses will be considered separate industries.

ING Baron Growth Portfolio, ING Columbia Contrarian Core Portfolio, and ING T. Rowe Price Diversified Mid Cap Growth Portfolio

As a matter of fundamental policy, each Portfolio may not:

8.                          purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of the Portfolio.

ING American Century Small-Mid Cap Value Portfolio, ING Baron Growth Portfolio, ING Global Bond Portfolio, ING Invesco Comstock Portfolio, ING Invesco Equity and Income Portfolio, ING Oppenheimer Global Portfolio, ING PIMCO Total Return Portfolio, and ING T. Rowe Price Growth Equity Portfolio

As a matter of fundamental policy, each Portfolio may not:

9.                          with respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result: (a) more than 5% of the Portfolio’s total assets would be invested in the securities of that issuer; or (b) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer.  This 75% limitation shall not apply to securities issued by other investment companies.  With respect to ING PIMCO Total Return Portfolio, each state and each separate political subdivision, agency, authority or instrumentality of such state, each multi-state agency or authority, and each guarantor, if any, are treated as separate issuers of municipal bonds (as defined herein).

ING T. Rowe Price Diversified Mid Cap Growth Portfolio

As a matter of fundamental policy, the Portfolio may not:

10.                   with respect to 75% of its assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 5% of the Portfolio’s total assets would be invested in the securities of that issuer; and

11.                   with respect to 100% of its assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, the Portfolio would hold more than 10% of the outstanding voting securities of that issuer.

ING Columbia Contrarian Core Portfolio and ING JPMorgan Mid Cap Value Portfolio

As a matter of fundamental policy, each Portfolio may not:

12.                   purchase securities of any issuer if, as a result, with respect to 75% of a Portfolio’s total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or a Portfolio’s ownership would be more than 10% of the outstanding voting securities of any issuer, provided that this restriction does not limit a Portfolio’s investments in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or investments in securities of other registered management investment companies.

ING Columbia Small Cap Value II Portfolio, ING Pioneer High Yield Portfolio and ING Templeton Foreign Equity Portfolio

As a matter of fundamental policy, each Portfolio may not:

13.                   purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that:  (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state or territory of the United States, or any of their agencies, instrumentalities, or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Portfolio;

14.                   purchase securities of any issuer if, as a result, with respect to 75% of the Portfolio’s total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Portfolio’s ownership would be more than 10% of the outstanding voting securities of any issuer, provided that this restriction does not limit the Portfolio’s investments in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or investments in securities of other investment companies;

15.                   borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations thereunder and any exemptive relief obtained by the Portfolio;

16.                   make loans, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations thereunder and any exemptive relief obtained by the Portfolio.  For the purposes of this limitation, entering into repurchase agreements, lending securities, and acquiring debt securities are not deemed to be making of loans;

17.                   underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either:  (i) in connection with the disposition of a portfolio security; or (ii) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective.  This restriction shall not limit the Portfolio’s ability to invest in securities issued by other registered management investment companies;

18.                   purchase or sell real estate, except that the Portfolio may:  (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities;

19.                   issue senior securities except to the extent permitted by the 1940 Act, the rules, regulations, and interpretations thereunder and any exemptive relief obtained by the Portfolio; or

20.                   purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).  This limitation does not apply to foreign currency transactions, including, without limitation, forward currency contracts.

Industry classifications of domestic issuers for all Portfolios, except for those listed below, are determined in accordance with the current Directory of Companies Filing Annual Reports with the SEC. Industry classifications of foreign issuers for the Portfolios are based on data provided by Bloomberg L.P. and other industry data sources.

All industry classifications for ING Columbia Small Cap Value II Portfolio, ING Oppenheimer Global Portfolio, ING T. Rowe Price Diversified Mid Cap Growth Portfolio, and ING T. Rowe Price Growth Equity Portfolio have been selected by the relevant sub-adviser. The sub-advisers of the aforementioned Portfolios believe the industry characteristics it has selected are reasonable and not so broad that the primary economic characteristics of the companies in a single class are materially different.  These industry classifications may be changed from time to time to reflect changes in the marketplace.

For purpose of monitoring industry exposure for ING Global Bond Portfolio, ING IM uses Barclay’s industry sectors.  For sovereign debt, each sovereign country is considered a separate industry.

For purposes of monitoring industry exposure, Pacific Investment Management Company, LLC uses the Standard Industry Classification (“SIC”) codes.

For purposes of monitoring industry exposure, Pioneer Investment Management, Inc. uses MSCI Global Industry Classification Standards (“GICS”) or with respect to certain securities, another third-party classification system. Industry classifications may be changed at any time to reflect changes in the market place.

NON-FUNDAMENTAL INVESTMENT POLICIES

The following restrictions are not fundamental and may be changed without shareholder approval:

a.  No Portfolio will borrow for leveraging purposes (except ING Oppenheimer Global which may borrow up to 10% of net assets on an unsecured basis to invest the borrowed funds in portfolio securities).

b.  No Portfolio (other than ING PIMCO Total Return) will make short sales of securities, other than short sales “against the box.” This restriction does not apply to transactions involving options, futures contracts, forward commitments, securities purchased on a when-issued or delayed delivery basis, related options and other strategic transactions.

c.  No Portfolio will purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC and except that this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger.

d.  No more than 5% of a Portfolio’s total assets may be invested in loan participations with the same borrower.

e.  The Portfolios (except ING Global Bond, ING PIMCO Total Return, and ING Pioneer High Yield) intend to use swaps, caps, floors and collars transactions solely for hedging purposes.  ING Global Bond and ING Pioneer High Yield may use these transactions for hedging purposes or to enhance returns.

ING PIMCO Total Return may use derivatives to seek to enhance returns, for hedging purposes or as a substitute for physical securites.

With respect to ING American Century Small-Mid Cap Value Portfolio, ING Invesco Comstock Portfolio, ING Invesco Equity and Income Portfolio, ING JPMorgan Mid Cap Value Portfolio and ING T. Rowe Price Growth Equity Portfolio only:

f.  No Portfolio will purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of the Portfolio.

With respect to ING Baron Small Cap Growth, ING Columbia Contrarian Core, ING PIMCO Total Return and ING T. Rowe Price Diversified Mid Cap Growth only:

g.  No Portfolio will invest in oil, gas or other mineral exploration or development programs, except that the Portfolio may invest in securities of companies that invest in or sponsor those programs.

With respect to ING American Century Small-Mid Cap Value Portfolio, ING Invesco Equity and Income Portfolio, ING JPMorgan Mid Cap Value Portfolio and ING T. Rowe Price Diversified Mid Cap Growth Portfolio only:

h.  No Portfolio will purchase portfolio securities while borrowings (excluding covered mortgage dollar rolls where applicable) in excess of 5% of its total assets are outstanding, except for ING Invesco Equity and Income which may purchase portfolio securities while borrowings up to 10% of its total assets are outstanding.

With respect to ING Baron Small Cap Growth Portfolio and ING T. Rowe Price Diversified Mid Cap Growth Portfolio only:

i.  No Portfolio will write or sell puts, calls, straddles, spreads or combinations thereof, except that ING T. Rowe Price Diversified Mid Cap Growth may purchase or write (sell) puts and calls.

j.  ING Baron Small Cap Growth will invest no more than 5% and ING T. Rowe Price Diversified Mid Cap Growth will invest no more than 10% of their respective net assets in warrants (valued at the lower of cost or market), of which not more than 2% of each Portfolio’s net assets may be invested in warrants not listed on a recognized domestic stock exchange.  Warrants acquired by each Portfolio as part of a unit or attached to securities at the time of acquisition are not subject to this limitation.

With respect to ING Invesco Equity and Income Portfolio only:

k.  With respect to fundamental policy number 10 above, mortgage- and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company.

With respect to ING Pioneer High Yield Portfolio only:

l.  The Portfolio may invest up to 15% in foreign securities (excluding Canadian issuers).

With respect to ING Columbia Contrarian Core Portfolio only:

m.  The Portfolio may invest up to 10% of the Portfolio’s net assets in bank loans, including participations.

With respect to ING Invesco Comstock Portfolio only:

n.  The Portfolio will limit its investment in convertible securities that are below investment-grade quality to 5%.

With respect to ING American Century Small-Mid Cap Value Portfolio, ING Baron Small Cap Growth Portfolio, ING Columbia Contrarian Core Portfolio, ING Columbia Small Cap Value II Portfolio, ING Invesco Comstock Portfolio, ING Invesco Equity and Income Portfolio, ING T. Rowe Price Diversified Mid Cap Growth Portfolio, and ING T. Rowe Price Growth Equity Portfolio only:

o.  Each Portfolio may invest up to 20%, 10%, 20%, 20%, 25%, 25%, 25%, and 30%, respectively in foreign securities.

With respect to ING Oppenheimer Global Portfolio and ING Templeton Foreign Equity Portfolio only:

p.  The Portfolios may invest up to 100% of their respective assets in foreign equity securities.

With respect to ING Baron Small Cap Growth Portfolio, ING Columbia Small Cap Value II Portfolio, ING Oppenheimer Global Portfolio and ING PIMCO Total Return Portfolio only:

q.  The Portfolios may invest up to 35%, 20%, 15% and 10%, respectively, in lower-rated fixed-income securities.

With respect to ING Pioneer High Yield Portfolio only:

r.  The Portfolio may invest, without limit, in lower-rated fixed-income securities.

With Respect to ING PIMCO Total Return Portfolio:

s.  For purposes of applying ING PIMCO Total Return Portfolio’s investment policies and restrictions (as stated in the Prospectuses and this SAI) swap agreements are generally valued at market value.  In the case of a credit default swap, however, in applying certain of the Portfolio’s investment policies and restrictions the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of the Portfolio’s other investment policies and restrictions.  Unless otherwise indicated, all limitations applicable to Portfolio investments apply only at the time a transaction is entered into.  Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed to be of comparable quality), or change in the percentage of Portfolio assets invested in certain securities or other instruments, or change in the average duration of the Portfolio’s investment portfolio, resulting from market fluctuations or other changes in the Portfolio’s total assets will not require the Portfolio to dispose of an investment.  In the event that ratings services assign different ratings to the same security, the Sub-Adviser will determine which rating it believes best reflects the security’s quality and risk at that time, which may be the higher of the several assigned ratings.  From time to time, a Portfolio may voluntarily participate in actions (for example, rights offerings, conversion privileges, exchange offers, credit event settlements, etc.) where the issuer or counterparty offers securities or instruments to holders or counterparties, such as a Portfolio, and the acquisition is determined to be beneficial to Portfolio shareholders (“Voluntary Action”). Notwithstanding any percentage investment limitation listed under this “Investment Restrictions” section or any percentage investment limitation of the 1940 Act or rules thereunder, if a Portfolio has the opportunity to acquire a permitted security or instrument through a Voluntary Action, and the Portfolio will exceed a percentage investment limitation following the acquisition, it will not constitute a violation if, prior to the receipt of the securities or instruments and after announcement of the offering, the Portfolio sells an offsetting amount of assets that are subject to the investment limitation in question at least equal to the value of the securities or instruments to be acquired.

Non-Fundamental Investment Policies Pursuant to Rule 35d-1 of the 1940 Act

Each of the following Portfolios has also adopted the following non-fundamental investment policies as required by Rule 35d-1 under the 1940 Act to invest at least 80% of the net assets of the Portfolio (plus borrowings for investment purposes) in securities that are consistent with the Portfolio’s name. These policies may be changed upon Board approval and 60 days’ prior notice to shareholders.  If, subsequent to an investment, the 80% requirement is no longer met, a Portfolio’s future investments will be made in a manner that will bring the Portfolio into compliance with this policy.

ING American Century Small-Mid Cap Value Portfolio

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of small- and mid-capitalization companies.

ING Baron Growth Portfolio

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in the securities of small-sized growth companies with market capitalizations of under $2.5 billion as measured at the time of purchase.

ING Columbia Contrarian Core Portfolio

Under normal market conditions, the Portfolio invests at least 80% of its net assets in common stocks.  In addition, under normal market conditions, the Portfolio invests at least 80% of its net assets in equity securities of U.S. companies that have large market capitalization (generally over $2 billion) that the sub-adviser believes are undervalued and have the potential for long-term growth and current income.

ING Columbia Small Cap Value II Portfolio

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies that have market capitalizations in the range of the companies within the Russell 2000® Value Index (which measures the performance of the small-cap value segment of the U.S. equity universe), at the time of purchase, that the sub-adviser believes are undervalued and have the potential for long-term growth.

ING Global Bond Portfolio

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in bonds of issuers in a number of different countries, which may include the United States.  An underlying fund’s investment in bonds or its investments in derivatives and synthetic instruments that have economic characteristics similar to the above instruments, and the Portfolio’s investment in derivatives and synthetic instruments that have economic characteristics similar to the above investments may be counted towards satisfaction of the 80% policy.

ING Invesco Equity and Income Portfolio

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity and income securities at the time of investment.

ING JPMorgan Mid Cap Value Portfolio

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of mid-capitalization companies.  The sub-adviser defines mid-capitalization companies as those companies with market capitalizations between $1 billion and $20 billion at the time of purchase.  The Portfolio seeks to invest in equity securities that the sub-adviser believes to be undervalued.

ING Pioneer High Yield Portfolio

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in below investment-grade (high-yield) debt securities and preferred stocks.

ING T. Rowe Price Diversified Mid Cap Growth Portfolio

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in the equity securities of companies having a market capitalization within the range of companies in the Russell MidCap® Growth Index of the Standard and Poor’s MidCap 400 Index at the time of purchase.

ING T. Rowe Price Growth Equity Portfolio

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks.

ING Templeton Foreign Equity Portfolio

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in foreign (non-U.S.) equity securities, including countries with emerging securities markets.

General for all Portfolios

No Portfolio will invest more than 15% of its net assets in illiquid securities.  Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business at approximately the price at which a Portfolio has valued them.  Such securities include, but are not limited to, fixed time deposits and repurchase agreements with maturities longer than seven days.  Securities that may be resold under Rule 144A, securities offered pursuant to Section 4(a)(2) of the 1933 Act, or securities otherwise subject to restrictions on resale under the 1933 Act (“Restricted Securities”) shall not be deemed illiquid solely by reason of being unregistered.  A sub-adviser determines whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

In addition, if a Portfolio’s holdings of illiquid securities exceeds 15% because of changes in the value of the Portfolio’s investments, the Portfolio will take action to reduce its holdings of illiquid securities within a time frame deemed to be in the best interest of the Portfolio. Otherwise, the Portfolio may continue to hold a security even though it causes the Portfolio to exceed a percentage limitation because of fluctuation in the value of the Portfolio’s assets.

Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Portfolio’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Portfolio’s acquisition of such security or other asset, except in the case of borrowing (or other activities that may be deemed to result in the issuance of a “senior security” under the 1940 Act).  Accordingly, any increase or decrease in such percentage resulting from a change in the value of a Portfolio’s investments will not constitute a violation of such limitation, except that any borrowing by a Portfolio that exceeds the fundamental investment limitation stated above must be reduced to meet such limitation within the period required by the 1940 Act (currently three days). Otherwise, the Portfolio may continue to hold a security even though it causes the Portfolio to exceed a percentage limitation because of fluctuation in the value of the Portfolio’s assets.

PORTFOLIO TURNOVER

Each Portfolio may sell a portfolio investment soon after its acquisition if the Portfolio’s adviser or sub-adviser believes that such a disposition is consistent with the Portfolio’s investment objective.  Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments.  A change in securities held in a Portfolio’s portfolio is known as “portfolio turnover” and may involve the payment by the Portfolio of dealer mark-ups or brokerage or underwriting commissions and other transaction costs on the sale of securities, as well as on the reinvestment of the proceeds in other securities.  Portfolio turnover rate for a fiscal year is the percentage determined by dividing the lesser of the cost of purchases or proceeds from sales of portfolio securities by the average value of portfolio securities during such year excluding securities whose maturities at acquisition were one year or less.  A Portfolio cannot accurately predict its turnover rate, however, the rate will be higher when the Portfolio finds it necessary to significantly change its portfolio to adopt a temporary defensive position or respond to economic or market events.  A high turnover rate would increase commission expenses and may involve realization of capital gains by a Portfolio.

A portfolio turnover rate of 100% or more is considered high, although the rate of portfolio turnover will not be a limiting factor in making portfolio decisions.  A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses and transaction costs, which must ultimately be borne by a Portfolio’s shareholders.  High portfolio turnover may result in the realization of substantial net capital gains.

Each Portfolio’s historical turnover rates are included in the Financial Highlights tables in the Prospectuses.

Fiscal Year Ended December 31, 2012

ING Columbia Contrarian Core Portfolio’s turnover rate increased 66% from the year ended December 31, 2011 to December 31, 2012 due to market volatility.

ING Invesco Equity and Income Portfolio’s turnover rate increased 35% from the year ended December 31, 2011 to December 31, 2012 due to normal positioning of the portfolio that occurs from initiating new positions, trimming existing positions that are reaching fair value and eliminating positions.

ING T. Rowe Price Diversified Mid Cap Growth Portfolio’s turnover rate decreased 55% from the year ended December 31, 2011 to December 31, 2012 due to the fact that 2012 was a more favorable return year for stocks and there were less security issues that the portfolio had to contend with during 2012.

ING T. Rowe Price Growth Equity Portfolio’s turnover rate increased 35% from the year ended December 31, 2011 to December 31, 2012 due to cash flows which increased trading activity.

ING Templeton Foreign Equity Portfolio’s turnover rate decreased 36% from the year ended December 31, 2011 to December 31, 2012 due to the continued attractiveness of current holdings, despite strong performance, as many of current holdings were acquired at significant discounts resulting from significant market pessimism.

Fiscal Year Ended December 31, 2011

ING Global Bond Portfolio’s turnover rate increased 404% from the year ended December 31, 2010 to December 31, 2011 in large part due to the portfolio changing sub-advisers and investment strategies in January of 2011. However, the portfolio managers believe that the 2011 level of turnover is more reflective of the current investment strategy and can be expected to be closer to that number going forward.

ING Invesco Equity and Income Portfolio’s turnover rate decreased 47% from the year ended December 31, 2010 to December 31, 2011 due to the transition of Morgan Stanley to Invesco for the Fixed Income portion of the Equity and Income portfolio.

DISCLOSURE OF THE PORTFOLIOS’ PORTFOLIO SECURITIES

Each Portfolio is required to file its complete portfolio holdings schedule with the SEC on a quarterly basis.  This schedule is filed with the Portfolios’ annual and semi-annual shareholder reports on Form N-CSR for the second and fourth fiscal quarters and on Form N-Q for the first and third fiscal quarters.

In addition, each Portfolio posts its portfolio holdings schedule on ING’s website on a calendar-quarter basis and makes it available 30 calendar days following the end of the previous calendar quarter or as soon thereafter as practicable.  The portfolio holdings schedule is as of the last day of the previous calendar quarter (i.e., each Portfolio will post the quarter-ending June 30 holdings on July 31). Each Portfolio may also post its complete or partial portfolio holdings on its website as of a specified date. The Portfolios may also file information on portfolio holdings with the SEC or other regulatory authority as required by applicable law.

Each Portfolio also compiles a list composed of its ten largest (“Top Ten”) holdings.  This information is produced monthly and is made available on ING’s website, on the tenth day of each month.  The Top Ten holdings information is as of the last day of the previous month or as soon thereafter as practicable.

Investors (both individual and institutional), financial intermediaries that distribute each Portfolio’s shares, and most third parties may receive the Portfolios’ annual or semi-annual shareholder reports, or view them on ING’s website, along with each Portfolio’s portfolio holdings schedule.  The Top Ten list is also provided in quarterly Portfolio descriptions that are included in the offering materials of variable life insurance products and variable annuity contracts.

Other than in regulatory filings or on ING’s website, each Portfolio may provide its portfolio holdings to certain unaffiliated third parties and affiliates when the Portfolio has a legitimate business purpose for doing so.  Unless otherwise noted below, a Portfolio’s disclosure of its portfolio holdings will be on an as-needed basis with no lag time between the date of which the information is requested and the date the information is provided.  Specifically, a Portfolio’s disclosure of its portfolio holdings may include disclosure:

•                  to the Portfolio’s independent registered public accounting firm, named herein, for use in providing audit opinions;

•                  to financial printers for the purpose of preparing Portfolio regulatory filings;

•                  for the purpose of due diligence regarding a merger or acquisition;

•                  to a new adviser or sub-adviser prior to the commencement of its management of the Portfolio;

•                  to rating and ranking agencies such as Bloomberg, Morningstar, Lipper, and S&P (such agencies may receive more raw data from the Portfolio than is posted on the Portfolio’s website);

•                  to consultants for use in providing asset allocation advice in connection with investments by affiliated funds-of-funds in the Portfolio;

•                  to service providers on a daily basis, in connection with their providing services benefiting the Portfolio, such as, but not limited to, the provision of analytics for securities lending oversight and reporting, proxy voting, or class action services providers;

•                  to a third party for purposes of effecting in-kind redemptions of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Portfolio shareholders;

•                  to certain wrap fee programs, on a weekly basis, on the first business day following the previous calendar week; or

•                  to a third party who acts as a “consultant” and supplies the consultant’s analysis of holdings (but not actual holdings) to the consultant’s clients (including sponsors of retirement plans or their consultants) or who provides regular analysis of fund portfolios. The types, frequency, and timing of disclosure to such parties vary depending upon information requested.

In all instances of such disclosure, the receiving party, by agreement, is subject to a duty of confidentiality, including a duty not to trade on such information.

The Board has adopted policies and procedures (“Policies”) designed to ensure that disclosure of information regarding a Portfolio’s portfolio securities is in the best interests of Portfolio shareholders, including procedures to address conflicts between the interests of Portfolio shareholders, on the one hand, and those of a Portfolio’s adviser, sub-adviser, principal underwriter, or any affiliated person of the Portfolio, its adviser, or its principal underwriter, on the other.  Such Policies authorize the Portfolios’ administrator to implement the Board’s policies and direct the administrator to document the expected benefit to shareholders.  Among other considerations, the administrator is directed to consider whether such disclosure may create an advantage for the recipient or its affiliates or their clients over that of the Portfolios’ shareholders.  Similarly, the administrator is directed to consider, among other things, whether the disclosure of portfolio holdings creates a conflict between the interests of shareholders and the interests of the adviser, a sub-adviser, principal underwriter, and their affiliates.  The Board has authorized the senior officers of the Portfolios’ administrator to authorize the release of the Portfolios’ portfolio holdings, as necessary, in conformity with the foregoing principles and to monitor for compliance with the Policies.  The Portfolios’ administrator reports quarterly to the Board regarding the implementation of the Policies.

Each Portfolio has the following ongoing arrangements with certain third parties to provide the Portfolio’s portfolio holdings:

Party	Purpose	Frequency	Time Lag Between Date of Information and Date Information Released
The Bank of New York Mellon	Credit Approval Process for ING Funds Line of Credit	As requested	None
Institutional Shareholder Services Inc., a subsidiary of MSCI Inc.	Proxy Voting Services	Daily	None
Institutional Shareholder Services Inc., a subsidiary of MSCI Inc.	Class Action Services	Monthly	10 Days
Charles River Development	Compliance	Daily	None
Coates Analytics, a Division of Albridge Solutions, Inc. and an	Provision of Analytics for Oversight and Reporting of Securities Lending	Daily	None

indirect wholly-owned subsidiary of The Bank of New York Mellon

All of the arrangements in the table above are subject to the Policies adopted by the Board to ensure such disclosure is for a legitimate business purpose and is in the best interests of the Portfolios and their shareholders.  The Board must approve any material change to the Policies.  The Policies may not be waived, or exceptions made, without the consent of ING Groep’s Legal Department.  All waivers and exceptions involving any of the Portfolios will be disclosed to the Board no later than its next regularly scheduled quarterly meeting.  No compensation or other consideration may be received by the Portfolios, the adviser, or any other party in connection with the disclosure of portfolio holdings in accordance with the Policies.

MANAGEMENT OF THE COMPANY

The business and affairs of the Company are managed under the direction of the Company’s Board according to the applicable laws of the State of Maryland. The Board governs the Portfolios and is responsible for protecting the interests of shareholders.  The Directors are experienced executives who oversee the Company’s activities, review contractual arrangements with companies that provide services to each Portfolio, and review each Portfolio’s performance.

Set forth in the table below is information about each Director.

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of Funds in the ING Fund Complex Overseen by Director(2)	Other Board Positions Held by Director
Independent Directors
Colleen D. Baldwin 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 52	Director	November 2007 - Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 — Present).	142	None.
John V. Boyer 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 59	Director	November 1997 — Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 — Present).	142	None.
Patricia W. Chadwick(3) 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 64	Director	January 2006 — Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 — Present).	142	Wisconsin Energy Corporation (June 2006 — Present) and The Royce Fund (35 funds) (December 2009 — Present).
Peter S. Drotch 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 71	Director	November 2007 — Present	Retired.	142	First Marblehead Corporation (September 2003- Present).
J. Michael Earley 7337 East Doubletree Ranch Road, Suite 100	Director	January 2005 — Present	Retired. Formerly, Banking President and Chief Executive	142	None.

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of Funds in the ING Fund Complex Overseen by Director(2)	Other Board Positions Held by Director
Scottsdale, Arizona 85258 Age: 67			Officer, Bankers Trust Company, N.A., Des Moines (June 1992 — December 2008).
Patrick W. Kenny 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 70	Director	March 2002 — Present	Retired. Formerly, President and Chief Executive Officer, International Insurance Society (June 2001 — June 2009).	142	Assured Guaranty Ltd. (April 2004 — Present).
Sheryl K. Pressler 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 62	Director	January 2006 — Present	Consultant (May 2001 — Present).	142	Stillwater Mining Company (May 2002 — Present).
Roger B. Vincent 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 67	Chairperson and Director	January 2005 — Present	Retired. Formerly, President, Springwell Corporation, a corporate finance firm (March 1989 — August 2011).	142	UGI Corporation (February 2006 — Present) and UGI Utilities, Inc. (February 2006 — Present).
Directors who are “Interested Persons”
Robert W. Crispin(4) 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 66	Director	November 2007 - Present	Retired.	142	Intact Financial Corporation (December 2004 — Present) and PFM Group (November 2010 — Present).
Shaun P. Mathews(4) 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 57	Director	November 2007 - Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 — Present).	176	ING Capital Corporation, LLC (December 2005 — Present).

(1)                     Subject to the Board’s retirement policy, Directors serve until their successors are duly elected and qualified.  The Board’s retirement policy states that each duly elected or appointed Director who is not an “interested person” of the Company, as defined in the 1940 Act, as amended (“Independent Director”) shall retire from service as a Director at the close of business on December 31 of the calendar year in which the Director reaches the age of 73.  A majority vote of the Board may extend the retirement date of a Director if such retirement would trigger a requirement to hold a meeting of shareholders of the Company under applicable law, whether for purposes of appointing a successor to the Director or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2)                     Except for Mr. Mathews and for the purposes of this table, “ING Fund Complex” means the following investment companies:  ING Asia Pacific High Dividend Equity Income Fund; ING Emerging Markets High Dividend Equity Fund; ING Emerging Markets Local Bond Fund; ING Equity Trust; ING Funds Trust; ING Global Advantage and Premium Opportunity Fund; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Strategic Income Fund; ING Infrastructure, Industrials and Materials Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Short Duration High Income Fund; ING Variable Insurance Trust; and ING Variable Products Trust. For Mr. Mathews, the ING Fund Complex also includes the following investment companies: ING Balanced Portfolio, Inc.; ING Intermediate Bond Portfolio; ING Money Market Portfolio; ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; and ING Variable Portfolios, Inc. The number of funds in the ING Fund Complex is as of March 31, 2013.

(3)                     In 2010, 2011 and 2012, Patricia Chadwick received approximately $235,800, $121,050, and $215,500, respectively, from a consulting firm that was engaged by a law firm representing J.P.Morgan Chase Bank, N.A.  The compensation was for her services as an expert in a class action suit regarding JPMorgan Chase Bank, N.A.’s securities lending activities. JPMorgan Chase Bank, N.A. is an affiliate of JP Morgan Investment Management, Inc., a sub-adviser to ING JPMorgan Mid Cap Value Portfolio.

(4)                     Messrs. Crispin and Mathews are deemed to be Interested Persons of the Company because of their current or prior affiliation with ING Groep, N.V., the parent corporation of the adviser and the Distributor, ING Investments Distributor, LLC.

Information Regarding Officers of the Company

Name, Address and Age	Position(s) Held with Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years
Shaun P. Mathews 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 57	President and Chief Executive Officer	November 2006 — Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 — Present).
Michael J. Roland 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 54	Executive Vice President	January 2005 — Present

Managing Director and Chief Operation Officer, ING Investments, LLC and ING Funds Services, LLC (April 2012 — Present) and Chief Compliance Officer of Directed Services LLC and ING Investments, LLC (March 2011 — Present).  Formerly, Executive Vice President and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (January 2007 — April 2012) and Chief Compliance Officer, ING Funds (March 2011 — February 2012).

Name, Address and Age	Position(s) Held with Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years
Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 62	Executive Vice President Chief Investment Risk Officer	January 2005 — Present September 2009 — Present	Executive Vice President, ING Investments, LLC (July 2000 — Present) and Chief Investment Risk Officer, ING Investments, LLC (January 2003 — Present).
Kevin M. Gleason 7337 Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258 Age: 46	Chief Compliance Officer	February 2012 — Present

Senior Vice President, ING Investments, LLC (February 2012 — Present).  Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company, (June 2004 — January 2012).

Todd Modic 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 45	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 — Present	Senior Vice President, ING Funds Services, LLC (March 2005 — Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 48	Senior Vice President	January 2005 — Present	Senior Vice President, ING Investments, LLC (October 2003 — Present).
Julius Drelick 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 46	Senior Vice President	July 2012 — Present

Senior Vice President — Fund Compliance, ING Investment Funds Services, LLC (June 2012 — Present). Formerly, Vice President — Platform Product Management and Project Management, ING Investments, LLC (April 2007 — June 2012).

Robert Terris 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 42	Senior Vice President	May 2006 — Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC (January 2006 – Present).
Fred Bedoya 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 40	Vice President and Treasurer	September 2012 — Present	Vice President, ING Funds Services, LLC (March 2012 — Present). Formerly, Assistant Vice President — Director, ING Funds Services, LLC (March 2003 — March 2012).
Robyn L. Ichilov 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 45	Vice President	January 2005 — Present	Vice President and Treasurer, ING Funds Services, LLC (November 1995 — Present) and ING Investments, LLC (August 1997 — Present). Formerly, Treasurer, ING Funds (November 1999 — February 2012).

Name, Address and Age	Position(s) Held with Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Maria M. Anderson 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 54	Vice President	January 2005 — Present	Vice President, ING Funds Services, LLC (September 2004 — Present).
Lauren D. Bensinger 7337 East Doubletree Ranch Road Suite 100 Scottsdale, Arizona 85258 Age: 59	Vice President	January 2005 — Present

Vice President, ING Investments, LLC and ING Funds Services, LLC (February 1996 — Present); Director of Compliance, ING Investments, LLC (October 2004 — Present); and Vice President and Money Laundering Reporting Officer, ING Investments Distributor, LLC (April 2010 — Present). Formerly, Chief Compliance Officer, ING Investments Distributor, LLC (August 1995 - April 2010).

Jason Kadavy 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 37	Vice President	September 2012 — Present	Vice President, ING Funds Services, LLC (July 2007 — Present).
Kimberly K. Springer 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 55	Vice President	March 2006 — Present

Vice President, Platform Product Management and Product Management; ING Investments, LLC (July 2012 — Present); Vice President, ING Investment Management - ING Funds (March 2010 — Present); and Vice President, ING Funds Services, LLC (March 2006 — Present).  Formerly, Managing Paralegal, Registration Statements (June 2003 — July 2012).

Craig Wheeler 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 44	Assistant Vice President	May 2008 — Present	Vice President — Director of Tax, ING Funds Services (March 2013 — Present). Formerly, Assistant Vice President — Director of Tax, ING Funds Services, LLC (March 2008 — March 2013).
Huey P. Falgout, Jr. 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 49	Secretary	August 2003 — Present	Senior Vice President and Chief Counsel, ING Investment Management - ING Funds (March 2010 — Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003 — March 2010).
Theresa K. Kelety 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 50	Assistant Secretary	August 2003 — Present

Vice President and Senior Counsel, ING Investment Management - ING Funds (March 2010 — Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 — March 2010) and Counsel, ING Americas, U.S. Legal Services (April 2003 — April 2008).

Paul Caldarelli 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 61	Assistant Secretary	June 2010 - Present

Vice President and Senior Counsel, ING Investment Management - ING Funds (March 2010 — Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 — March 2010) and Counsel, ING Americas, U.S. Legal Services (May 2005 — April 2008).

(1)                     The Officers hold office until the next annual meeting of the Directors and until their successors shall have been elected and qualified.

The Board of Directors

The Company and each Portfolio are governed by the Company’s Board, which oversees the Company’s business and affairs. The Board delegates the day-to-day management of the Company and its Portfolios to the Company’s officers and to various service providers that have been contractually retained to provide such day-to-day services. The ING entities that render services to the Portfolios do so pursuant to contracts that have been approved by the Board. The Directors are experienced executives who, among other duties, oversee each Portfolio’s activities, review contractual arrangements with companies that provide services to each Portfolio, and review each Portfolio’s investment performance.

The Board Leadership Structure and Related Matters

The Board is currently comprised of ten members, eight of whom are independent or disinterested persons, which means that they are not “interested persons” of the Portfolios as defined in Section 2(a)(19) of the 1940 Act (“Independent Directors”).  The Company is one of 21 registered investment companies (with a total of approximately 142 separate series) and all of the Directors serve as members of, as applicable, each investment company’s Board of directors/trustees.  The Board employs substantially the same leadership structure with respect to each of these investment companies.

One of the Independent Directors, currently Roger B. Vincent, serves as the Chairperson of the Board of the Company.  The responsibilities of the Board Chairperson include: coordinating with management in the preparation of agendas for Board meetings; presiding at Board meetings; between Board meetings, serving as a primary liaison with other Directors, officers of the Company, management personnel and legal counsel to the Independent Directors; and such other duties as the Board periodically may determine.  Mr. Vincent holds no position with any firm that is a sponsor of the Company.

The Board performs many of its oversight and other activities through the committee structure described below in the “Board Committees” section. Each Committee operates pursuant to a written Charter approved by the Board. The Board currently conducts regular meetings eight (8) times a year. Six of these regular meetings consist of sessions held over a two-day period and two of these meetings consist of a one-day session. In addition, during the course of a year, the Board and many of its Committees typically hold special meetings by telephone or in person to discuss specific matters that require action prior to their next regular meetings.

The Board believes that its leadership structure is an effective means of empowering the Directors to perform their fiduciary and other duties.  For example, the Board’s committee structure facilitates, as appropriate, the ability of individual Board members to receive detailed presentations on topics under their review and to develop increased familiarity with respect to such topics and with key personnel at relevant service providers. At least annually, with guidance from its Nominating and Governance Committee, the Board analyzes whether there are potential means to enhance the efficiency and effectiveness of the Board’s operations.

Board Committees

Audit Committee.  The Board has established an Audit Committee whose functions include, among other things, meeting with the independent registered public accounting firm of the Company to review the scope of the Company’s audit, the Company’s financial statements and accounting controls, and meeting with management concerning these matters, internal audit activities and other matters.  The Audit Committee currently consists of four (4) Independent Directors.  The following Directors currently serve as members of the Audit Committee:  Ms. Baldwin and Messrs. Boyer, Drotch, and Earley Mr. Earley currently serves as Chairperson of the Audit Committee.  Ms. Baldwin and Messrs. Drotch and Earley

have each been designated as an Audit Committee Financial Expert under the Sarbanes-Oxley Act.  The Audit Committee, which currently meets regularly four (4) times per year, held six (6) meetings during the fiscal year ended December 31, 2012.

Compliance Committee.  The Board has established a Compliance Committee for the purpose of, among other things: (i) coordinating activities between the Board and the Chief Compliance Officer (“CCO”) of the Portfolios;  (ii) facilitating information flow among Board members and the CCO between Board meetings; (iii) working with the CCO and management to identify the types of reports to be submitted by the CCO to the Compliance Committee and the Board; (iv) coordinating CCO oversight activities with other ING Funds boards; (v) making recommendations regarding the role, performance and oversight of the CCO; (vi) overseeing the implementation of the Portfolios’ valuation procedures and the fair value determinations made with respect to securities held by the Portfolios for which market value quotations are not readily available; (vii) overseeing management’s administration of proxy voting; and (viii) overseeing the effectiveness of brokerage usage by the Company’s adviser or sub-advisers, as applicable, and compliance with regulations regarding the allocation of brokerage for services.  The Compliance Committee currently consists of four (4) Independent Directors: Mses. Chadwick and Pressler and Messrs. Kenny and Vincent.  Mr. Kenny currently serves as Chairperson of the Compliance Committee.  The Compliance Committee, which currently meets regularly four (4) times per year, held five (5) meetings during the fiscal year ended December 31, 2012.

Contracts Committee. The Board has established a Contracts Committee for the purpose of overseeing the annual renewal process relating to investment advisory and sub-advisory agreements and, at the discretion of the Board, other agreements or plans involving the Portfolios.  The responsibilities of the Contracts Committee, among other things, include:  (i) identifying the scope and format of information to be provided by service providers in connection with applicable contract approvals or renewals; (ii) providing guidance to independent legal counsel regarding specific information requests to be made by such counsel on behalf of the Directors; (iii) evaluating regulatory or other developments that might have an impact on applicable approval and renewal processes; (iv) reporting to the Directors its recommendations and decisions regarding the foregoing matters; (v) assisting in the preparation of a written record of the factors considered by Directors relating to the approval and renewal of advisory and sub-advisory agreements; (vi) recommending to the Board specific steps to be taken by it regarding the contracts approval and renewal process, including, for example, proposed schedules of meetings by the Directors; and (vii) otherwise providing assistance in connection with Board decisions to renew, reject or modify agreements or plans.  The Contracts Committee currently consists of five (5) Independent Directors: Mses. Chadwick and Pressler and Messrs. Boyer, Drotch, and Vincent.  Ms. Pressler currently serves as Chairperson of the Contracts Committee.  The Contracts Committee, which currently meets regularly seven (7) times per year, held nine (9) meetings during the fiscal year ended December 31, 2012.

Investment Review Committees. The Board has established two Investment Review Committees for all of the funds under its direction to, among other things, monitor the investment performance of the Portfolios and make recommendations to the Board with respect to investment management activities performed by the adviser and sub-advisers on behalf of the Portfolios, and to review and make recommendations regarding proposals by management to retain new or additional sub-advisers for a Portfolio. The Portfolios are monitored by the following Investment Review Committees:

Portfolio	Domestic Equity Funds	International /Balanced/Fixed -Income
ING American Century Small-Mid Cap Value Portfolio	X
ING Baron Growth Portfolio	X

Portfolio	Domestic Equity Funds	International /Balanced/Fixed -Income
ING Columbia Conatrarian Core Portfolio	X
ING Columbia Small Cap Value II Portfolio	X
ING Global Bond Portfolio		X
ING Invesco Comstock Portfolio	X
ING Invesco Equity and Income Portfolio	X
ING JPMorgan Mid Cap Value Portfolio	X
ING Oppenheimer Global Portfolio		X
ING PIMCO Total Return Portfolio		X
ING Pioneer High Yield Portfolio		X
ING T. Rowe Price Diversified Mid Cap Growth Portfolio	X
ING T. Rowe Price Growth Equity Portfolio	X
ING Templeton Foreign Equity Portfolio		X

Each committee is described below:

The Investment Review Committee for the Domestic Equity Funds (“DE IRC”) currently consists of four (4) Independent Directors.  The following Directors serve as members of the DE IRC:  Ms. Chadwick and Messrs. Earley, Kenny, and Vincent.  Ms. Chadwick currently serves as Chairperson of the DE IRC.  The DE IRC, which currently meets regularly six (6) times per year, held six (6) meetings during the fiscal year ended December 31, 2012.

The Investment Review Committee for the International/Balanced/Fixed-Income Funds (“I/B/F IRC”) currently consists of four (4) Independent Directors and two (2) Directors who are “interested persons,” as defined in the 1940 Act.  The following Directors serve as members of the I/B/F IRC:  Mses. Baldwin and Pressler and Messrs. Boyer, Crispin, Drotch, and Mathews. Mr. Boyer currently serves as Chairperson of the I/B/F IRC.  The I/B/F IRC, which currently meets regularly six (6) times per year, held six (6) meetings during the fiscal year ended December 31, 2012.

Nominating and Governance Committee. The Board has established a Nominating and Governance Committee for the purpose of, among other things: (i) identifying and recommending to the Board candidates it proposes for nomination to fill Independent Director vacancies on the Board; (ii) reviewing workload and capabilities of Independent Directors and recommending changes to the size or composition of the Board, as necessary; (iii) monitoring regulatory developments and recommending modifications to the Committee’s responsibilities; (iv) considering and, if appropriate, recommending the creation of additional committees or changes to Director policies and procedures based on rule changes and “best practices” in corporate governance; (v) conducting an annual review of the membership and chairpersons of all Board committees and of practices relating to such membership and chairpersons; (vi) undertaking a periodic study of compensation paid to independent board members of investment companies and making recommendations for any compensation changes for the Independent Directors; (vii) overseeing the Board’s annual self evaluation process; (viii) developing (with assistance from management) an annual meeting calendar for the board and its committees; and (ix) overseeing actions to facilitate attendance by Independent Directors at relevant educational seminars and similar programs.

In evaluating potential candidates to fill Independent Director vacancies on the Board, the Nominating and Governance Committee will consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met.  Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.  The Nominating and Governance Committee will consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews nominees that it identifies initially as potential candidates.  A shareholder nominee for Director should be submitted in writing to the Director’s Secretary.  Any such shareholder nomination should include at least the following information as to each individual proposed for nominations as Director: such person’s written consent to be named in a proxy statement as a nominee (if nominated) and to serve as a Director (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of Directors, or is otherwise required, in each case under applicable federal securities laws, rules and regulations, including such information as the Board may reasonably deem necessary to satisfy its oversight and due diligence duties.

The Secretary shall submit all nominations received in a timely manner to the Nominating and Governence Committee.  To be timely in connection with a shareholder meeting to elect Directors, any such submission must be delivered to the Portfolios’ Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either the disclosure in a press release or in a document publicly filed by the Portfolios with the SEC.

The Nominating and Governance Committee consists of four (4) Independent Directors:  Mses. Baldwin and Chadwick and Messrs. Kenny and Vincent.  Ms. Baldwin currently serves as Chairperson of the Nominating and Governance Committee.  The Nominating and Governance Committee, which currently meets regularly four (4) times per year, held two (2) meetings during the fiscal year ended December 31, 2012.

The Board’s Risk Oversight Role

The day-to-day management of various risks relating to the administration and operation of the Portfolios is the responsibility of management and other service providers retained by the Board or by management, most of whom employ professional personnel who have risk management responsibilities.  The Board oversees this risk management function consistent with and as part of its oversight duties.  The Board performs this risk management oversight function directly and, with respect to various matters, through its committees.  The following description provides an overview of many, but not all, aspects of the Board’s oversight of risk management for the Portfolios.  In this connection, the Board has been advised that it is not practicable to identify all of the risks that may impact the Portfolios or to develop procedures or controls that are designed to eliminate all such risk exposures, and that applicable securities law regulations do not contemplate that all such risks be identified and addressed.

The Board, working with management personnel and other service providers, has endeavored to identify the primary risks that confront the Portfolios.  In general, these risks include, among others, investment risks, credit risks, liquidity risks, valuation risks, operational risks, reputational risks, regulatory risks, risks related to potential legislative changes, and the risk of conflicts of interest affecting ING affiliates in managing the Portfolios.  The Board has adopted and periodically reviews various policies and procedures that are designed to address these and other risks confronting the Portfolios.  In addition, many service providers to the Portfolios have adopted their own policies, procedures and controls designed to address particular risks to the Portfolios.  The Board and persons retained to render advice and service to the Board periodically review and/or monitor changes to and developments relating to the effectiveness of these policies and procedures.

The Board oversees risk management activities in part through receipt and review by the Board or its committees of regular and special reports, presentations and other information from officers of the Company, including the CCOs for the Company and its investment adviser and the Company’s Chief Investment Risk Officer (“CIRO”), and from other service providers.  For example, management personnel and the other persons make regular reports and presentations to: (i) the Compliance Committee regarding compliance with regulatory requirements; (ii) the Investment Review Committees regarding investment activities and strategies that may pose particular risks; (iii) the Audit Committee with respect to financial reporting controls and internal audit activities; (iv) the Nominating and Governance Committee regarding corporate governance and best practice developments; and (v) the Contracts Committee regarding regulatory and related developments that might impact the retention of service providers to the Company.  The CIRO oversees an Investment Risk Department (“IRD”) that provides an independent source of analysis and research for Board members in connection with their oversight of the investment process and performance of portfolio managers.  Among its other duties, the IRD seeks to identify and, where practicable, measure the investment risks being taken by each Portfolio’s portfolio managers.  Although the IRD works closely with management of the Company in performing its duties, the CIRO is directly accountable to and maintains an ongoing dialogue with the Independent Directors.

Qualifications of the Directors

The Board believes that each of the Directors is qualified to serve as a Director of the Company based on its review of the experience, qualifications, attributes and skills of each Director.  The Board bases this conclusion on its consideration of various criteria, not one of which is controlling.  Among others, the Board has considered the following factors with respect to each Director: strong character and high integrity; an ability to review, evaluate, analyze and discuss information provided; the ability to exercise effective business judgment in protecting shareholder interests while taking into account different points of views; a background in financial, investment, accounting, business, regulatory or other skills that would be relevant to the performance of a Director’s duties; the ability and willingness to commit the time necessary to perform his or her duties; and the ability to work in a collegial manner with other Board members.  Each Director’s ability to perform his or her duties effectively is evidenced by his or her: experience in the investment management business; related consulting experience; other professional experience; experience serving on the boards of directors/trustees of other public companies; educational background and professional training; prior experience serving on the Board of Directors of the Company, as well as the boards of other investment companies in the ING Fund Complex and/or of other investment companies; and experience as attendees or participants in conferences and seminars that are focused on investment company matters and/or duties that are specific to board members of registered investment companies.

Information indicating certain of the specific experience and qualifications of each Director relevant to the Board’s belief that the Director should serve in this capacity is provided in the table above in the section entitled “Information Regarding Individual Board Members of the Company.”  That table includes, for each Director, positions held with the Company, the length of such service, principal occupations during the past five years, the number of series within the ING Fund Complex for which the Director serves as a Board member and certain directorships held during the past five years.  Set forth below are certain additional specific experiences, qualifications, attributes or skills that the Board believes support a conclusion that each Director should serve as a Board member in light of the Company’s business and structure.

Colleen D. Baldwin has been a Director of the Company and a board member of other investment companies in the ING Fund Complex since 2007.  She also has served as the Chairperson of the Board’s Nominating and Governance Committee since 2009.  Ms. Baldwin has been President of Glantuam Partners, LLC, a business consulting firm, since 2009.  Prior to that, she served in senior positions at the following financial services firms: Chief Operating Officer for Ivy Asset Management, Inc. (2002-2004), a hedge fund manager; Chief Operating Officer and Head of Global Business and Product Development for AIG Global Investment Group (1995-2002), a global investment management firm; Senior Vice President at Bankers Trust Company (1994-1995); and Senior Managing Director at J.P. Morgan & Company (1987-1994).  In addition to her undergraduate degree, Ms. Baldwin has an MBA degree from Pace University.

John V. Boyer has been a Director of the Company and a board member of other investment companies in the ING Fund Complex since 2005.  He also has served as Chairperson of the Company’s I/B/F IRC since 2006 and, prior to that, as Chairperson of the Company’s Compliance Committee.  Since 2008, Mr. Boyer has been President of the Bechtler Arts Foundation for which, among his other duties, Mr. Boyer oversees all fiduciary aspects of the Foundation and assists in the oversight of the Foundation’s endowment portfolio.  Previously, he served as President and Chief Executive Officer of the Franklin and Eleanor Roosevelt Institute (2006-2007) and as Executive Director of The Mark Twain House & Museum (1989-2006) where he was responsible for overseeing business operations, including endowment portfolios.  He also served as a board member of certain predecessor mutual funds of the ING Fund Complex (1997-2005).  In addition to his undergraduate degree, Mr. Boyer has an MFA degree from Princeton University.

Patricia W. Chadwick has been a Director of the Company and a board member of other investment companies in the ING Fund Complex since 2006.  She also has served as Chairperson of the Company’s DE IRC since 2007.   Since 2000, Ms. Chadwick has been the Founder and President of Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy.  She also is a director of The Royce Fund (35 funds) (since 2009), Wisconsin Energy Corp. (since 2006), and AMICA Mutual Insurance Company (since 1992).  Previously, she served in senior roles at several major financial services firms where her duties included the management of corporate pension funds, endowments and foundations, as well as management responsibilities for an asset management business.

Robert W. Crispin has been a Director of the Company and a board member of other investment companies in the ING Fund Complex since 2007.  He formerly served as Chairman and Chief Executive Officer of ING Investment Management Co. LLC (2001-2007), an investment sub-adviser to many of the portfolios in the ING Fund Complex, and in other senior positions in financial service firms.

Peter S. Drotch has been a Director of the Company and a board member of other investment companies in the ING Fund Complex since 2007.  Prior to his retirement in 2000, he was a partner at the accounting firm of PricewaterhouseCoopers LLP, where he was the leader of the firm’s asset management practice group and acquired extensive experience with respect to audits and other financial matters relating to registered investment companies.  Since his retirement, he also has served on the boards of registered investment companies in other fund complexes (the State Street Research Funds and BlackRock Funds) from 2005 to 2007 and as a consultant with respect to investment company regulatory compliance matters.  In addition to his undergraduate degree, Mr. Drotch is a Certified Public Accountant.

J. Michael Earley has been a Director of the Company and a board member of other investment companies in the ING Fund Complex since 2002.  He also has served as Chairperson of the Company’s Audit Committee since 2003.  Mr. Earley retired in 2008 as President and Chief Executive Officer of Bankers Trust Company, N.A. (Des Moines, Iowa), where he had worked since 1992.  He also has served on the boards of directors of that company (1992-2009) and of Midamerica Financial Corporation (2002-2009), and as a board member of certain predecessor mutual funds of the ING Fund Complex (1997-2002).  In addition to his undergraduate degree, Mr. Earley has a JD degree from the University of Iowa.

Patrick W. Kenny has been a Director of the Company and a board member of other investment companies in the ING Fund Complex since 2005.  He also has served as the Chairperson of the Company’s Compliance Committee since 2006.  He previously served as President and Chief Executive Officer (2001-2009) of the International Insurance Society (insurance trade association), Executive Vice President (1998-2001) of Frontier Insurance Group (property and casualty insurance company), Senior Vice President (1995-1998) of SS&C Technologies (software and technology company), Chief Financial Officer (1988-1994) of Aetna Life & Casualty Company (multi-line insurance company), and as Partner (until 1988) of KPMG (accounting firm).  Mr. Kenny currently serves (since 2004) on the board of directors of Assured Guaranty Ltd. (provider of financial guaranty insurance) and previously served on the boards of Odyssey Re Holdings Corporation (multi-line reinsurance company) (2006-2009) and of certain predecessor mutual funds of the ING Fund Complex (2002-2005).  In addition to his undergraduate degree, Mr. Kenny has an MS degree from the University of Missouri and is a Certified Public Accountant.

Shaun P. Mathews has been a Director of the Company and a board member of other investment companies in the ING Fund Complex since 2007.  He also is President and Chief Executive Officer of ING Investments, LLC (2006 to present).  Mr. Mathews previously served as President of ING Mutual Funds and Investment Products (2004-2006) and several other senior management positions in various aspects of the financial services business.

Sheryl K. Pressler has been a Director of the Company and a board member of other investment companies in the ING Fund Complex since 2006.  She also has served as Chairperson of the Company’s Contracts Committee since 2007.  Ms. Pressler has served as a consultant on financial matters since 2001.  Previously, she held various senior positions involving financial services, including as Chief Executive Officer (2000-2001) of Lend Lease Real Estate Investments, Inc. (real estate investment management and mortgage servicing firm), Chief Investment Officer (1994-2000) of California Public Employees’ Retirement System (state pension fund), and Director of Retirement Funds Management (1981-1994) of McDonnell Douglas Corporation (aircraft manufacturer).  In addition to her undergraduate degree, Ms. Pressler has an MBA degree from Washington University.

Roger B. Vincent has been a Director of the Company and a board member of other investment companies in the ING Fund Complex since 2002.  He also has served as Chairman of the Board of Director since 2007 and he previously served as Chairperson of the Contracts Committee and the DE IRC.  Mr. Vincent is a Director of UGI Corporation and UGI Utilities, Inc. (since 2006) and recently retired as President of Springwell Corporation (corporate finance firm).  He previously worked for 20 years at Bankers Trust Company.  He also previously served as a Director of AmeriGas Partners, L.P. (1998-2006), Tatham Offshore, Inc. (1996-2000) and Petrolane, Inc. (1993-1995), and as a board member of certain predecessor funds of the ING Fund Complex (1994-2002).  Mr. Vincent is a frequent speaker or panelist at mutual fund industry conferences and seminars.  In addition to his undergraduate degree, Mr. Vincent has an MBA degree from Harvard University.

Director Ownership of Securities

In order to further align the interests of the Independent Directors with shareholders, it is the policy of the Board for Independent Directors to own, beneficially, shares of one or more funds in the ING Fund Complex at all times (“Ownership Policy”).  For this purpose, beneficial ownership of ING Fund shares includes, in addition to direct ownership of ING Fund shares, ownership of a variable annuity contract or a variable life insurance policy whose proceeds are invested in a fund within the ING Fund Complex, as well as deferred compensation payments under the Board’s deferred compensation arrangements pursuant to which the future value of such payments is based on the notional value of designated funds within the ING Fund Complex.

Under this Ownership Policy, the initial value of investments in the ING Fund Complex that are beneficially owned by a Director must equal at least $100,000.  The Ownership Policy provides that a new Director shall satisfy the foregoing requirements within a reasonable amount of time, not to exceed three years, after becoming a Director.  A decline in the value of any fund investments in the ING Fund Complex will not cause a Director to have to make any additional investments under this Ownership Policy.  As of December 31, 2012, all Independent Directors were in compliance with the Ownership Policy.

Investment in mutual funds of the ING Fund Complex by the Directors pursuant to this Ownership Policy are subject to: (i) policies, applied by the mutual funds of the ING Fund Complex to other similar investors, that are designed to prevent inappropriate market timing trading practices; and (ii) to any provisions of the ING Funds’ Code of Ethics that otherwise apply to the Directors.

The following table sets forth information regarding each Director’s ownership of equity securities of a Portfolio overseen by the Directors and the aggregate holdings of shares of equity securities of all funds in the ING Fund Complex for the calendar year ended December 31, 2012.

Dollar Range of Equity Securities in the Company as of December 31, 2012
Name of Director	ING American Century Small-Mid Cap Value Portfolio	ING Baron Growth Portfolio	ING Columbia Contrarian Core Portfolio	ING Columbia Small Cap Value II Portfolio	ING Global Bond Portfolio
Colleen D. Baldwin	None	None	None	None	None
John V. Boyer	None	None	None	None	None
Patricia W. Chadwick	None	None	None	None	None
Peter S. Drotch	None	None	None	None	None
J. Michael Earley	None	None	None	None	None
Patrick W. Kenny	None	None	None	None	None
Sheryl K. Pressler	None	None	None	None	None
Roger B. Vincent	None	None	None	None	None
Robert W. Crispin	None	None	None	None	None
Shaun P. Mathews	None	None	None	None	None

Dollar Range of Equity Securities in the Company as of December 31, 2012
Name of Director	ING Invesco Comstock Portfolio	ING Invesco Equity and Income Portfolio	ING JPMorgan Mid Cap Value Portfolio	ING Oppenheimer Global Portfolio
Colleen D. Baldwin	None	None	None	None
John V. Boyer	None	None	None	None
Patricia W. Chadwick	None	None	None	None
Peter S. Drotch	None	None	None	None
J. Michael Earley	None	None	None	None
Patrick W. Kenny	None	None	None	None
Sheryl K. Pressler	None	None	None	None
Roger B. Vincent	None	None	None	None
Robert W. Crispin	None	None	None	None
Shaun P. Mathews	None	None	None	None

Dollar Range of Equity Securities in the Company as of December 31, 2012
Name of Director	ING PIMCO Total Return Portfolio	ING Pioneer High Yield Portfolio	ING T. Rowe Price Diversified Mid Cap Growth Portfolio	ING T. Rowe Price Growth Equity Portfolio	ING Templeton Foreign Equity Portfolio
Colleen D. Baldwin	None	None	None	None	None
John V. Boyer	None	None	None	None	None
Patricia W. Chadwick	None	None	None	None	None
Peter S. Drotch	None	None	None	None	None
J. Michael Earley	None	None	None	None	None
Patrick W. Kenny	None	None	None	None	None
Sheryl K. Pressler	None	None	None	None	None
Roger B. Vincent	None	None	None	None	None
Robert W. Crispin	None	None	None	None	None
Shaun P. Mathews	None	None	None	None	None

Name of Director	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in the ING Fund Complex
Independent Directors
Colleen D. Baldwin	Over $100,000(1)
John V. Boyer	Over $100,000 $10,001 - $50,000(1)
Patricia W. Chadwick	Over $100,000
Peter S. Drotch	Over $100,000
J. Michael Earley	Over $100,000
Patrick W. Kenny	Over $100,000 Over $100,000(1)
Sheryl K. Pressler	Over $100,000(1)
Roger B. Vincent	Over $100,000 Over $100,000(1)

Directors who are “Interested Persons”
Robert W. Crispin	None
Shaun P. Mathews	Over 100,000 $50,001 - $100,000(1)

(1)          Held in a Deferred Compensation Account and/or 401(k) account.

Independent Director Ownership of Securities of the Adviser, the Underwriter and Their Affiliates

The following table sets forth information regarding each Independent Director’s (and his or her immediate family members) share ownership in securities of the Company’s adviser or principal underwriter, and the ownership of securities in an entity controlling, controlled by or under common control with the adviser or principal underwriter of the Portfolios (not including RICs) as of December 31, 2012.

Name of Director	Name of Owners and Relationship to Director	Company	Title of Class	Value of Securities	Percentage of Class
Colleen D. Baldwin	N/A	N/A	N/A	N/A	N/A
John V. Boyer	N/A	N/A	N/A	N/A	N/A
Patricia W. Chadwick	N/A	N/A	N/A	N/A	N/A
Peter S. Drotch	N/A	N/A	N/A	N/A	N/A
J. Michael Earley	N/A	N/A	N/A	N/A	N/A
Patrick W. Kenny	N/A	N/A	N/A	N/A	N/A
Sheryl K. Pressler	N/A	N/A	N/A	N/A	N/A
Roger B. Vincent	N/A	N/A	N/A	N/A	N/A

Director Compensation

Each Director is reimbursed for reasonable expenses incurred in connection with each meeting of the Board or any of its Committee meetings he or she attended.  Each Independent Director is compensated for his or her services on a quarterly basis according to a fee schedule adopted by the Board.  The current fee schedule consists of an annual retainer, compensation for Board and Committee Chairpersons, and additional compensation for attendance at regularly scheduled meetings.  The Board may from time to time designate other meetings as subject to compensation.

Each Portfolio pays each Director who is not an interested person of a Portfolio a pro rata share, as described below, of: (i) an annual retainer of $200,000; (ii) Mr. Vincent, as Chairperson of the Board, receives an additional annual retainer of $80,000; (iii) Mses. Baldwin, Chadwick, and Pressler and Messrs. Earley, Boyer, and Kenny as Chairpersons of Committees of the Board, each receives an additional annual retainer of $25,000, $30,000, $65,000, $25,000, $30,000, and $25,000, respectively; (iv) $10,000 per attendance at any of the regularly scheduled meetings: (four (4) quarterly meetings, two (2) auxiliary meetings, and two (2) annual contract review meetings); and (v) out-of-pocket expenses. The Board at its discretion may from time to time designate other special meetings as subject to an attendance fee in the amount of $5,000 for in-person meetings and $2,500 for special telephonic meetings.

The pro rata share paid by each Portfolio is based on the Portfolio’s average net assets as a percentage of the average net assets of all the funds managed by the adviser or its affiliate, ING Investments, LLC for which the Directors serve in common as Directors.

Future Compensation Payment

Each non-interested Director who was a Director on or before May 9, 2007, and who will have served as a non-interested Director for five or more years for one or more funds in the ING Fund Complex is entitled to a future payment (“Future Payment”), if such Director: (i) retires in accordance with the Board’s retirement policy; (ii) dies; or (iii) becomes disabled.  The Future Payment shall be made promptly to, as applicable, the Director or the Director’s estate, in an amount equal to two times the annual compensation payable to such Director, as in effect at the time of his or her retirement, death, or disability if the Director had served as Director for at least five years as of May 9, 2007, or in a lesser amount calculated based on the proportion of time served by such Director (as compared to five years) as of May 9, 2007.  The annual compensation determination shall be based upon the annual Board membership retainer fee in effect at the time of that Director’s retirement, death or disability (but not any separate annual retainer fees for chairpersons of committees and of the Board), provided that the annual compensation used for this purpose shall not exceed the annual retainer fees as of May 9, 2007. This amount shall be paid by the ING Fund or ING Funds on whose Board the Director was serving at the time of his or her retirement, death or disability. Each applicable Director may elect to receive payment of his or her benefit in a lump sum or in three substantially equal payments.

Compensation Table

The following table sets forth information provided by the Portfolios’ adviser regarding compensation of Directors by each Portfolio and other funds managed by the adviser and its affiliates for the fiscal year ended December 31, 2012.  Officers of the Company and Directors who are interested persons of the Company do not receive any compensation from the Company or any other funds managed by adviser or its affiliates.

Name of Director	ING American Century Small-Mid Cap Value Portfolio	ING Baron Growth Portfolio	ING Columbia Contrarian Core Portfolio	ING Columbia Small Cap Value II Portfolio	ING Global Bond Portfolio
Colleen D. Baldwin	$904	$3,060	$1,669	$648	$1,717
John V. Boyer(4)	$925	$3,133	$1,708	$664	$1,758
Patricia W. Chadwick	$925	$3,133	$1,708	$664	$1,758
Robert W. Crispin(5)	N/A	N/A	N/A	N/A	N/A
Peter S. Drotch	$832	$2,816	$1,536	$597	$1,580
J. Michael Earley	$904	$3,060	$1,669	$648	$1,717
Patrick W. Kenny(4)	$911	$3,085	$1,682	$654	$1,730
Shaun P. Mathews(5)	N/A	N/A	N/A	N/A	N/A
Sheryl K. Pressler	$1,026	$3,475	$1,895	$737	$1,950
Roger Vincent	$1,069	$3,621	$1,975	$768	$2,032

Name of Director	ING Growth and Income Core Portfolio(1)	ING Invesco Comstock Portfolio	ING Invesco Equity and Income Portfolio	ING JPMorgan Mid Cap Value Portfolio	ING Oppenheimer Global Portfolio
Colleen D. Baldwin	$746	$1,305	$3,065	$1,602	$6,074
John V. Boyer(4)	$766	$1,337	$3,139	$1,639	$6,221
Patricia W. Chadwick	$766	$1,337	$3,139	$1,639	$6,221
Robert W. Crispin(5)	N/A	N/A	N/A	N/A	N/A
Peter S. Drotch	$686	$1,201	$2,821	$1,474	$5,590
J. Michael Earley	$746	$1,305	$3,065	$1,602	$6,074
Patrick W. Kenny(4)	$754	$1,316	$3,090	$1,614	$6,124
Shaun P. Mathews(5)	N/A	N/A	N/A	N/A	N/A
Sheryl K. Pressler	$849	$1,482	$3,481	$1,817	$6,897
Roger Vincent	$885	$1,545	$3,628	$1,894	$7,187

Name of Director	ING PIMCO Total Return Portfolio	ING Pioneer High Yield Portfolio	ING T. Rowe Price Diversified Mid Cap Growth Portfolio	ING T. Rowe Price Growth Equity Portfolio	ING Templeton Foreign Equity Portfolio
Colleen D. Baldwin	$5,079	$402	$2,964	$4,714	$2,785
John V. Boyer(4)	$5,198	$411	$3,036	$4,824	$2,846
Patricia W. Chadwick	$5,198	$411	$3,036	$4,824	$2,846
Robert W. Crispin(5)	N/A	N/A	N/A	N/A	N/A
Peter S. Drotch	$4,674	$370	$2,727	$4,339	$2,568
J. Michael Earley	$5,079	$402	$2,964	$4,714	$2,785
Patrick W. Kenny(4)	$5,117	$405	$2,988	$4,749	$2,802
Shaun P. Mathews(5)	N/A	N/A	N/A	N/A	N/A
Sheryl K. Pressler	$5,765	$456	$3,367	$5,350	$3,149
Roger Vincent	$6,007	$475	$3,509	$5,575	$3,279

Name of Director	ING UBS U.S. Large Cap Equity Portfolio(1)	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Registrant and ING Fund Complex Paid to Directors(2)(3)
Colleen D. Baldwin	$582	N/A	N/A	$314,000
John V. Boyer(4)	$597	N/A	N/A	$321,500
Patricia W. Chadwick	$597	N/A	N/A	$321,500
Robert W. Crispin(5)	N/A	N/A	N/A	N/A
Peter S. Drotch	$536	N/A	N/A	$289,000
J. Michael Earley	$582	N/A	N/A	$314,000
Patrick W. Kenny(4)	$587	N/A	N/A	$316,500
Shaun P. Mathews(5)	N/A	N/A	N/A	N/A
Sheryl K. Pressler	$662	N/A	N/A	$356,500
Roger Vincent	$689	N/A	N/A	$371,500

(1)                     The Portfolio merged into ING Growth and Income Portfolio eon or about March 23, 2012.

(2)                     Represents compensation from 147 funds (total in ING Fund Complex as of December 31, 2012).

(3)                     Director compensation includes compensation paid by funds that are not discussed in the Prospectus or SAI.

(4)                     During the fiscal year ended December 31, 2012, John Boyer and Patrick Kenny deferred $20,000 and $79,125, respectively, of their compensation from the ING Fund Complex.

(5)                     Interested person of the Company because of his affiliation with ING Groep, the parent corporation of the adviser and the Distributor.  Officers and Directors who are interested persons do not receive any compensation from the Portfolios.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company.  A control person may be able to take actions regarding a Portfolio without the consent or approval of shareholders.

Shares of the Portfolios are owned by insurance companies as depositors of Separate Accounts which are used to fund Variable Contracts, to Qualified Plans outside the Separate Account context, to investment advisers and their affiliates, and to other investment companies.

As of April 2, 2013, the Directors and officers of the Company as a group owned less than 1% of the outstanding shares of the Portfolios.

As of April 2, 2013, to the knowledge of management, no person owned beneficially or of record more than 5% of the outstanding shares of any class of a Portfolio, except as set forth below. As of April 2, 2013, the Separate Accounts of the following insurance companies and/or Qualified Plans owned of record or beneficially 5% or more of the shares of a Portfolio. Unless otherwise indicated below, the Company has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

Portfolio	Variable Contract/Qualified Plan Name and Address	Class and Type of Ownership	Percentage of Class	Percentage of Portfolio
ING American Century Small-Mid Cap	ING National Trust One Orange Way Windsor, CT 06095	ADV	70.71%	30.33%
ING American Century Small-Mid Cap	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	ADV	28.98%	67.81%
ING American Century Small-Mid Cap	ING National Trust One Orange Way Windsor, CT 06095	I	26.19%	30.33%
ING American Century Small-Mid Cap	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	I	71.75%	67.81%
ING American Century Small-Mid Cap	ING National Trust One Orange Way Windsor, CT 06095	S	6.31%	30.33%
ING American Century Small-Mid Cap	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	S	90.85%	67.81%
ING American Century Small-Mid Cap	ING National Trust One Orange Way Windsor, CT 06095	S2	15.67%	30.33%
ING American Century Small-Mid Cap	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	S2	84.33%	67.81%
ING Baron Growth	ING National Trust One Orange Way Windsor, CT 06095	ADV	83.67%	12.60%
ING Baron Growth	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	ADV	16.30%	38.56%
ING Baron Growth	Reliastar Life Insurance Co FBO SVUL I ATTN Jill Barth Conveyor One Orange Way Windsor, CT 06095-0001	I	6.66%	1.44%
ING Baron Growth	ING National Trust One Orange Way Windsor, CT 06095	I	17.06%	12.60%
ING Baron Growth	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	I	68.32%	38.56%

Portfolio	Variable Contract/Qualified Plan Name and Address	Class and Type of Ownership	Percentage of Class	Percentage of Portfolio
ING Baron Growth	Security Life Insurance of Denver A VUL RTE 5106 PO Box 20 Minneapolis, MN 55440-0020	I	7.81%	1.66%
ING Baron Growth	ING USA Annuity & Life Insurance Company 1475 Dunwoody Dr. West Chester, PA 19380-1478	S	63.14%	44.07%
ING Baron Growth	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	S	32.22%	38.56%
ING Baron Growth	ING National Trust One Orange Way Windsor, CT 06095	S2	41.35%	12.60%
ING Baron Growth	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	S2	58.65%	38.56%
ING Columbia Contrarian Core	ING National Trust One Orange Way Windsor, CT 06095	ADV	95.57%	3.65%
ING Columbia Contrarian Core	Reliastar Life Insurance Co FBO SVUL I ATTN Jill Barth Conveyor One Orange Way Windsor, CT 06095-0001	I	15.12%	0.50%
ING Columbia Contrarian Core	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	I	84.83%	9.10%
ING Columbia Contrarian Core	ING USA Annuity & Life Insurance Company 1475 Dunwoody Dr. West Chester, PA 19380-1478	S	89.88%	83.72%
ING Columbia Contrarian Core	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	S	6.75%	9.10%
ING Columbia Small Cap Value II	ING National Trust One Orange Way Windsor, CT 06095	ADV	65.70%	4.28%
ING Columbia Small Cap Value II	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	ADV	34.30%	8.15%
ING Columbia Small Cap Value II	Reliastar Life Insurance Co FBO SVUL I ATTN Jill Barth Conveyor One Orange Way Windsor, CT 06095-0001	I	30.68%	3.14%
ING Columbia Small Cap Value II	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	I	21.28%	8.15%
ING Columbia Small Cap Value II	Security Life Insurance of Denver A VUL RTE 5106 PO Box 20 Minneapolis, MN 55440-0020	I	44.56%	4.56%
ING Columbia Small Cap Value II	ING USA Annuity & Life Insurance Company 1475 Dunwoody Dr. West Chester, PA 19380-1478	S	92.06%	77.64%

Portfolio	Variable Contract/Qualified Plan Name and Address	Class and Type of Ownership	Percentage of Class	Percentage of Portfolio
ING Columbia Small Cap Value II	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	S2	100.00%	8.15%
ING Global Bond	ING National Trust One Orange Way Windsor, CT 06095	ADV	93.19%	13.85%
ING Global Bond	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	ADV	6.66%	75.40%
ING Global Bond	ING National Trust One Orange Way Windsor, CT 06095	I	6.76%	13.85%
ING Global Bond	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	I	93.21%	75.40%
ING Global Bond	Reliastar Life Insurance Co FBO SVUL I ATTN Jill Barth Conveyor One Orange Way Windsor, CT 06095-0001	S	23.42%	3.74%
ING Global Bond	ING USA Annuity & Life Insurance Company 1475 Dunwoody Dr. West Chester, PA 19380-1478	S	13.21%	2.11%
ING Global Bond	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	S	30.47%	75.40%
ING Global Bond	Security Life Insurance of Denver A VUL RTE 5106 PO Box 20 Minneapolis, MN 55440-0020	S	29.80%	4.76%
ING Invesco Comstock	ING National Trust One Orange Way Windsor, CT 06095	ADV	92.90%	9.21%
ING Invesco Comstock	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	ADV	6.24%	26.82%
ING Invesco Comstock	Reliastar Life Insurance Co FBO SVUL I ATTN Jill Barth Conveyor One Orange Way Windsor, CT 06095-0001	I	22.25%	3.17%
ING Invesco Comstock	ING National Trust One Orange Way Windsor, CT 06095	I	7.60%	9.21%
ING Invesco Comstock	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	I	55.31%	26.82%
ING Invesco Comstock	Security Life Insurance of Denver A VUL RTE 5106 PO Box 20 Minneapolis, MN 55440-0020	I	14.36%	2.01%

Portfolio	Variable Contract/Qualified Plan Name and Address	Class and Type of Ownership	Percentage of Class	Percentage of Portfolio
ING Invesco Comstock	ING USA Annuity & Life Insurance Company 1475 Dunwoody Dr. West Chester, PA 19380-1478	S	72.81%	57.43%
ING Invesco Comstock	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	S	23.63%	26.82%
ING Invesco Equity and Income	ING National Trust One Orange Way Windsor, CT 06095	ADV	31.05%	1.34%
ING Invesco Equity and Income	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	ADV	68.95%	70.72%
ING Invesco Equity and Income	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	I	95.74%	70.72%
ING Invesco Equity and Income	ING USA Annuity & Life Insurance Company 1475 Dunwoody Dr. West Chester, PA 19380-1478	S	88.93%	25.20%
ING Invesco Equity and Income	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	S	9.63%	70.72%
ING Invesco Equity and Income	ING National Trust One Orange Way Windsor, CT 06095	S2	77.46%	1.34%
ING Invesco Equity and Income	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	S2	22.54%	70.72%
ING JPMorgan Mid Cap Value	ING National Trust One Orange Way Windsor, CT 06095	ADV	81.38%	14.21%
ING JPMorgan Mid Cap Value	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	ADV	18.62%	42.75%
ING JPMorgan Mid Cap Value	Reliastar Life Insurance Co FBO SVUL I ATTN Jill Barth Conveyor One Orange Way Windsor, CT 06095-0001	I	9.64%	3.51%
ING JPMorgan Mid Cap Value	ING National Trust One Orange Way Windsor, CT 06095	I	12.52%	14.21%
ING JPMorgan Mid Cap Value	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	I	69.36%	42.75%
ING JPMorgan Mid Cap Value	Security Life Insurance of Denver A VUL RTE 5106 PO Box 20 Minneapolis, MN 55440-0020	I	8.46%	3.03%
ING JPMorgan Mid Cap Value	ING USA Annuity & Life Insurance Company 1475 Dunwoody Dr. West Chester, PA 19380-1478	S	66.59%	35.75%

Portfolio	Variable Contract/Qualified Plan Name and Address	Class and Type of Ownership	Percentage of Class	Percentage of Portfolio
ING JPMorgan Mid Cap Value	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	S	28.98%	42.75%
ING JPMorgan Mid Cap Value	ING National Trust One Orange Way Windsor, CT 06095	S2	9.67%	14.21%
ING JPMorgan Mid Cap Value	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	S2	90.33%	42.75%
ING Oppenheimer Global	ING National Trust One Orange Way Windsor, CT 06095	ADV	70.30%	7.17%
ING Oppenheimer Global	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	ADV	29.61%	76.53%
ING Oppenheimer Global	Reliastar Life Insurance Co FBO SVUL I ATTN Jill Barth Conveyor One Orange Way Windsor, CT 06095-0001	I	6.17%	5.06%
ING Oppenheimer Global	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	I	88.59%	76.53%
ING Oppenheimer Global	ING USA Annuity & Life Insurance Company 1475 Dunwoody Dr. West Chester, PA 19380-1478	S	68.68%	9.38%
ING Oppenheimer Global	ING National Trust One Orange Way Windsor, CT 06095	S	7.46%	7.17%
ING Oppenheimer Global	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	S	20.10%	76.53%
ING Oppenheimer Global	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	S2	100.00%	76.53%
ING PIMCO Total Return	ING National Trust One Orange Way Windsor, CT 06095	ADV	86.22%	22.26%
ING PIMCO Total Return	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	ADV	13.78%	74.76%
ING PIMCO Total Return	ING National Trust One Orange Way Windsor, CT 06095	I	7.91%	22.26%
ING PIMCO Total Return	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	I	86.15%	74.76%

Portfolio	Variable Contract/Qualified Plan Name and Address	Class and Type of Ownership	Percentage of Class	Percentage of Portfolio
ING PIMCO Total Return	ING National Trust One Orange Way Windsor, CT 06095	S	9.84%	22.26%
ING PIMCO Total Return	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	S	88.81%	74.76%
ING PIMCO Total Return	ING National Trust One Orange Way Windsor, CT 06095	S2	15.13%	22.26%
ING PIMCO Total Return	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	S2	84.87%	74.76%
ING Pioneer High Yield	Reliastar Life Insurance Co FBO SVUL I ATTN Jill Barth Conveyor One Orange Way Windsor, CT 06095-0001	I	27.49%	26.49%
ING Pioneer High Yield	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	I	43.30%	43.35%
ING Pioneer High Yield	Security Life Insurance of Denver A VUL RTE 5106 PO Box 20 Minneapolis, MN 55440-0020	I	28.74%	27.68%
ING Pioneer High Yield	ING National Trust One Orange Way Windsor, CT 06095	S	55.00%	2.03%
ING Pioneer High Yield	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	S	44.77%	43.35%
ING T. Rowe Price Diversified Mid Cap Growth	ING National Trust One Orange Way Windsor, CT 06095	ADV	75.00%	3.15%
ING T. Rowe Price Diversified Mid Cap Growth	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	ADV	24.91%	76.63%
ING T. Rowe Price Diversified Mid Cap Growth	Reliastar Life Insurance Co FBO SVUL I ATTN Jill Barth Conveyor One Orange Way Windsor, CT 06095-0001	I	14.03%	13.22%
ING T. Rowe Price Diversified Mid Cap Growth	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	I	79.78%	76.63%
ING T. Rowe Price Diversified Mid Cap Growth	Security Life Insurance of Denver A VUL RTE 5106 PO Box 20 Minneapolis, MN 55440-0020	I	5.76%	5.41%
ING T. Rowe Price Diversified Mid Cap Growth	ING USA Annuity & Life Insurance Company 1475 Dunwoody Dr. West Chester, PA 19380-1478	S	42.00%	1.15%
ING T. Rowe Price Diversified Mid Cap Growth	ING National Trust One Orange Way Windsor, CT 06095	S	20.96%	3.15%

Portfolio	Variable Contract/Qualified Plan Name and Address	Class and Type of Ownership	Percentage of Class	Percentage of Portfolio
ING T. Rowe Price Diversified Mid Cap Growth	Reliastar Life Insurance Company of New York 151 Farmington Avenue TN41 Hartfort, CT 06156-0001	S	7.77%	0.44%
ING T. Rowe Price Diversified Mid Cap Growth	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	S	28.10%	76.63%
ING T. Rowe Price Diversified Mid Cap Growth	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	S2	100.00%	76.63%
ING T. Row Price Growth Equity	ING National Trust One Orange Way Windsor, CT 06095	ADV	87.25%	15.44%
ING T. Row Price Growth Equity	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	ADV	12.72%	55.87%
ING T. Row Price Growth Equity	ING Solution 2025 Portfolio ATTN Carneen Stokes 7337 East Doubletree Ranch Rd, Ste 100 Scottsdale, AZ 85258-2034	I	5.73%	4.02%
ING T. Row Price Growth Equity	ING Solution 2035 Portfolio ATTN Carneen Stokes 7337 East Doubletree Ranch Rd, Ste 100 Scottsdale, AZ 85258-2034	I	6.86%	4.82%
ING T. Row Price Growth Equity	ING Solution 2045 Portfolio ATTN Carneen Stokes 7337 East Doubletree Ranch Rd, Ste 100 Scottsdale, AZ 85258-2034	I	5.14%	3.60%
ING T. Row Price Growth Equity	ING National Trust One Orange Way Windsor, CT 06095	I	5.47%	15.44%
ING T. Row Price Growth Equity	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	I	72.53%	55.87%
ING T. Row Price Growth Equity	ING USA Annuity & Life Insurance Company 1475 Dunwoody Dr. West Chester, PA 19380-1478	S	65.35%	12.88%
ING T. Row Price Growth Equity	ING National Trust One Orange Way Windsor, CT 06095	S	14.69%	15.44%
ING T. Row Price Growth Equity	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	S	17.97%	55.87%
ING T. Row Price Growth Equity	ING National Trust One Orange Way Windsor, CT 06095	S2	10.86%	15.44%
ING T. Row Price Growth Equity	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	S2	89.14%	55.87%

Portfolio	Variable Contract/Qualified Plan Name and Address	Class and Type of Ownership	Percentage of Class	Percentage of Portfolio
ING Templeton Foreign Equity	ING National Trust One Orange Way Windsor, CT 06095	ADV	80.66%	3.27%
ING Templeton Foreign Equity	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	ADV	19.30%	20.12%
ING Templeton Foreign Equity	ING Solution 2025 Portfolio ATTN Carneen Stokes 7337 East Doubletree Ranch Rd, Ste 100 Scottsdale, AZ 85258-2034	I	10.26%	3.64%
ING Templeton Foreign Equity	ING Solution 2035 Portfolio ATTN Carneen Stokes 7337 East Doubletree Ranch Rd, Ste 100 Scottsdale, AZ 85258-2034	I	8.95%	3.17%
ING Templeton Foreign Equity	ING Solution 2045 Portfolio ATTN Carneen Stokes 7337 East Doubletree Ranch Rd, Ste 100 Scottsdale, AZ 85258-2034	I	7.86%	2.78%
ING Templeton Foreign Equity	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	I	49.58%	20.12%
ING Templeton Foreign Equity	ING USA Annuity & Life Insurance Company 1475 Dunwoody Dr. West Chester, PA 19380-1478	S	94.81%	57.62%
ING Templeton Foreign Equity	ING National Trust One Orange Way Windsor, CT 06095	S2	16.78%	3.27%
NG Templeton Foreign Equity	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	S2	83.22%	20.12%

CODE OF ETHICS

The Portfolios, the adviser, and the Distributor (as principal underwriter) have adopted a code of ethics (“Code of Ethics” or written supervisory procedures) in accordance with Rule 17j-1 under the 1940 Act governing personal trading activities of all Directors, officers of the Portfolios, and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by a Portfolio or obtain information pertaining to such purchase or sale.  The Code of Ethics allows trades to be made in securities that may be held by a Portfolio. However, it prohibits a person from taking advantage of portfolio trades or from acting on inside information. Personal trading is permitted by such persons subject to certain restrictions; however they are generally required to pre-clear all security transactions with the Administrator’s Compliance Department and to report all transactions on a regular basis.  The sub-advisers have adopted their own Codes of Ethics to govern the personal trading activities of their personnel. Information about these Codes of Ethics may be obtained by calling the SEC’s Public Reference Room at 1-202-942-8090.  Copies of the Codes of Ethics may also be obtained on the EDGAR Database on the SEC’s Internet site at www.sec.gov.  Alternatively, this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington D.C. 20549-0102 or by electronic request at the following e-mail address:  publicinfo@sec.gov.

PROXY VOTING PROCEDURES

The Board has adopted proxy voting procedures and guidelines to govern the voting of proxies relating to the Portfolios’ portfolio securities.  The proxy voting procedures delegate to the adviser the authority to vote proxies relating to portfolio securities, and provide a method for responding to potential conflicts of interest.  In delegating voting authority to the adviser, the Board has also approved the adviser’s proxy voting procedures, which require the adviser to vote proxies in accordance with the Portfolios’ proxy voting procedures and guidelines.  An independent proxy voting service has been retained to assist in the voting of Portfolio proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services.  In addition, the Compliance Committee oversees the implementation of the Portfolios’ proxy voting procedures.  A copy of the proxy voting procedures and guidelines of the Portfolios, including the proxy voting procedures of the adviser, is attached hereto as Appendix B.  No later than August 31st of each year, information regarding how the Portfolios voted proxies relating to portfolio securities for the one-year period ending June 30th is available through ING’s website at www.INGInvestment.com or by accessing the SEC’s EDGAR database at www.sec.gov.

ADVISER

The adviser for the Portfolios is Directed Services LLC (“Adviser” or “DSL”) which is registered with the SEC as an investment adviser and serves as an investment adviser to registered investment companies (or series thereof), as well as structured financial vehicles. The Adviser, subject to the authority of the Board, has the overall responsibility for the management of each Portfolio’s portfolio subject to delegation of certain responsibilities to other investment advisers.   DSL is a Delaware limited liability company that is an indirect, wholly-owned subsidiary of ING U.S., Inc. (“ING U.S.”). ING U.S. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries. As of the date of this SAI, ING U.S. is a wholly-owned subsidiary of ING Groep N.V. (“ING Groep”).  ING Groep is a global financial institution of Dutch origin with operations in more than 40 countries.  The principal executive offices of ING U.S. are located at 5780 Powers Ferry Road N.S., Atlanta, GA 30327-4390 and the principal executive offices of ING Groep are located at Amstelveenseweg 500, 1081 KL, P.O. Box 810, 1000 AV Amsterdam, Netherlands.   The Adviser’s principal offices are located at 1475 Dunwoody Drive, Westchester, Pennsylvania 19380.

In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including ING U.S., before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep must divest at least 25% of ING U.S. by the end of 2013, more than 50% by the end of 2014, and the remaining interest by the end of 2016 (such divestment, the “Separation Plan”).

On November 9, 2012, ING U.S. filed a Registration Statement on Form S-1 (the “Form S-1”) with the U.S. Securities and Exchange Commission (“SEC”) to register an initial public offering of ING U.S. common stock (the “IPO”). Following an IPO, ING Groep would likely continue to own a majority of the common stock of ING U.S. Subsequent to an IPO, ING Groep would likely sell its controlling ownership interest in ING U.S. over time. While the base case for the Separation Plan is the IPO, all options remain open and it is possible that ING Groep’s divestment of ING U.S. may take place by means of a sale to a single buyer or group of buyers. Notwithstanding the filing of the Form S-1, there can be no assurance that the IPO will occur.

It is anticipated that one or more of the transactions contemplated by the Separation Plan would result in the automatic termination of the existing advisory and sub-advisory agreements under which the Adviser and sub-adviser(s) provide services to the Portfolios. In order to ensure that the existing investment advisory and sub-advisory services can continue uninterrupted, the Board approved new advisory and sub-advisory agreements for the Portfolios, as applicable, in connection with the IPO. In addition, shareholders of the Portfolios approved the new investment advisory and sub-advisory agreements prompted by the IPO, as well as any future advisory and sub-advisory agreements prompted by the Separation Plan that are approved by the Board and whose terms are not be materially different from the current agreements. This means that shareholders may not have another opportunity to vote on a new agreement with the Adviser or an affiliated sub-adviser even if they undergo a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of ING U.S.

The Separation Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of ING U.S. and its subsidiaries, including the Adviser and affiliated entities that provide services to the Portfolios, and may cause, among other things, interruption of business operations or services, diversion of management’s attention from day-to-day operations, reduced access to capital, and loss of key employees or customers. The completion of the Separation Plan is expected to result in the Adviser’s loss of access to the resources of ING Groep, which could adversely affect its business. It is anticipated that ING U.S., as a stand-alone entity, may be a publicly held U.S. company subject to the reporting requirements of the Securities Exchange Act of 1934 as well as other U.S. government and state regulations, and subject to the risk of changing regulation.

During the time that ING Groep retains a majority interest in ING U.S., circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep by European and other authorities, may also affect ING U.S. A failure to complete the Separation Plan could create uncertainty about the nature of the relationship between ING U.S. and ING Groep, and could adversely affect ING U.S. and the Adviser and its affiliates. Currently, the Adviser and its affiliates do not anticipate that the Separation Plan will have a material adverse impact on their operations or the Portfolios and their operations.

On December 31, 2006, an internal reorganization was undertaken in which Directed Services, Inc. (“DSI”), a former adviser to the Portfolio, was reorganized into a limited liability company and transferred so that it became a wholly-owned subsidiary of ING Life Insurance and Annuity Company.  The resulting company was DSL. As a result of this reorganization, DSI’s advisory contracts were assumed by DSL. DSL began providing investment management services in January 2007.

The Adviser serves pursuant to an investment management agreement dated May 1, 2003 between the Adviser and the Company on behalf of the Portfolios (“Investment Advisory Agreement”). The Adviser, subject to the authority of the Board, is responsible for providing all supervisory, management, and administrative services reasonably necessary for the operation of the Portfolios other than the investment advisory services performed by the sub-advisers. These services include, among other things to: (i) supervise all aspects of the operations of the Company; (ii) select the securities to be purchased, sold, or exchanged by each Portfolio, and place trades on behalf of each Portfolio, or delegate such responsibility to one or more sub-advisers; (iii) obtain the services of, contract with, and provide instructions to custodians and/or sub-custodians of each Portfolio’s securities, transfer agents, dividend paying agents, pricing services and other service providers as are necessary to carry out the terms of the Investment Advisory Agreement; (iv) monitor the investment program maintained by each sub-adviser for a Portfolio and the sub-advisers’ compliance programs to ensure that the Portfolio’s assets are invested in compliance with the sub-advisory agreement and the Portfolio’s investment objectives and policies as adopted by the Board and described in the most current effective amendment to the registration statement for the Portfolio, as filed with the SEC under the 1933 Act and the 1940 Act; (v) allocate Portfolio assets among the sub-advisers; (vi) review all data and financial reports prepared by each sub-adviser to assure that they are in compliance with applicable requirements and meet the provisions of applicable laws and regulations; (vii) establish and maintain regular communications with each sub-adviser to share information it obtains with each sub-adviser concerning the effect of developments and data on the investment program maintained by the sub-adviser; (viii) oversee all matters relating to the offer and sale of the Portfolios’ shares, the Company’s corporate governance, reports to the Board, contracts with all third parties on behalf of the Portfolios for services to the Portfolios, reports to regulatory authorities and compliance with all applicable rules and regulations affecting the Portfolios’ operations; and (ix) take other actions that appear to the Adviser and the Board to be necessary.

The Investment Advisory Agreement provides that the Adviser shall pay: (i) the salaries, employment benefits and other related costs of those of its personnel engaged in providing investment advice to the Portfolio, including, without limitation, office space, office equipment, telephone and postage costs; and (ii) any fees and expenses of all Directors, officers and employees, if any, of the Company who are employees of the Adviser or an affiliated entity including any salaries and employment benefits payable to those persons. The Adviser shall make their officers and employees available to the Board and officers of the Company for consultation and discussions regarding the supervision and administration of the Portfolios.

After an initial term of two (2) years, the Investment Advisory Agreement continues in effect from year to year with respect to each Portfolio so long as such continuance is specifically approved at least annually by: (i)  the Board of Directors; or (ii) the vote of a “majority” (as defined in the 1940 Act) of a Portfolio’s outstanding voting shares voting as a single class and provided that such continuance is also approved by at least a majority of the Board who are not “interested persons” (as defined in the 1940 Act) of the Company or the Adviser by a vote cast in person at a meeting called for the purpose of voting on such approval.

The Investment Advisory Agreement may be terminated as to a particular Portfolio at any time without penalty, by:  (i) a vote of the Board; (ii) a majority vote of the outstanding voting securities (as defined in Section 2(a)(4) of the 1940 Act) of that Portfolio; or (iii) the Adviser, on sixty (60) days’ prior written notice to the other party.  The Investment Advisory Agreement terminates automatically in the event of its “assignment” (as defined in Section 2(a)(4) of the 1940 Act).

Approval of Advisory Agreement

For information regarding the basis for the Board’s approval of the investment advisory agreement for each Portfolio, please refer to the Portfolios’ annual shareholder report dated December 31, 2012.

Advisory Fees

The Adviser bears the expense of providing its services and pays the fees of the sub-advisers. As compensation for its services under the Investment Advisory Agreement, each Portfolio pays the Adviser, expressed as an annual rate, a monthly fee in arrears equal to the following as a percentage of the Portfolio’s average daily net assets during the month:

Portfolio	Annual Advisory Fee
ING American Century Small-Mid Cap Value Portfolio(1)	1.00% of the Portfolio’s average daily net assets.
ING Baron Growth Portfolio	0.85% on the first $2 billion of the Portfolio’s average daily net assets; and 0.80% of the Portfolio’s average daily net assets in excess of $2 billion.
ING Columbia Contrarian Core Portfolio (1)	0.80% of the Portfolio’s average daily net assets.
ING Columbia Small Cap Value II Portfolio (1)	0.75% of the Portfolio’s average daily net assets.
ING Global Bond Portfolio (1)

0.50% on the first $4 billion of the Portfolio’s average daily net assets;

0.475% on the next $1 billion of the Portfolio’s average daily net assets;

0.45% on the next $1 billion of the Portfolio’s average daily net assets; and

0.43% of the Portfolio’s average daily net assets in excess of $6 billion.

ING Invesco Comstock Portfolio (1)	0.60% of the Portfolio’s average daily net assets.
ING Invesco Equity and Income Portfolio	0.55% of the Portfolio’s average daily net assets.
ING JPMorgan Mid Cap Value Portfolio(2)

0.75% on the first $500 million of the Portfolio’s average daily net assets;

0.65% on the next $500 million of the Portfolio’s average daily net assets; and

0.60% on the Portfolio’s average daily net assets in excess of $1 billion.

Portfolio	Annual Advisory Fee
ING Oppenheimer Global Portfolio

0.60% on the first $4 billion of the Portfolio’s average daily net assets;

0.58% on the next $4 billion of the Portfolio’s average daily net assets; and

0.56% of the Portfolio’s average daily net assets in excess of $8 billion.

ING PIMCO Total Return Portfolio(3)	0.44% of the Portfolio’s average daily net assets.
ING Pioneer High Yield Portfolio

0.60% on the first $2 billion of the Portfolio’s average daily net assets;

0.50% on the next $1 billion of the Portfolio’s average daily net assets;

0.40% on the next $1 billion of the Portfolio’s average daily net assets; and

0.30% of the Portfolio’s average daily net assets in excess of $4 billion.

ING T. Rowe Price Diversified Mid Cap Growth Portfolio	0.64% of the Portfolio’s average daily net assets.
ING T. Rowe Price Growth Equity Portfolio (1)	0.60% of the Portfolio’s average daily net assets.
ING Templeton Foreign Equity Portfolio (4)	0.80% on the first $500 million of the Portfolio’s average daily net assets; and 0.75% of the Portfolio’s average daily net assets in excess of $500 million.

(1)               Pursuant to a waiver, the Adviser has agreed to lower the advisory fee for ING American Century Small-Mid Cap Value Portfolio, ING Columbia Contrarian Core Portfolio, ING Columbia Small Cap Value II Portfolio, ING Global Bond Portfolio, ING Invesco Comstock Portfolio, and ING T. Rowe Price Growth Equity Portfolio so that advisory fees payable to the Adviser will be waived in amounts equal to 50% of the savings to the Adviser resulting from the implementation of the sub-advisory fee reductions for the period from May 1, 2013 through May 1, 2014.  Additionally, pursuant to a waiver agreement, the Adviser has agreed to further lower the advisory fee for ING T. Rowe Price Growth Equity Portfolio so that the advisory fee payable to the Adviser will be waived in amounts equal to 50% of the total aggregated savings in excess of $500,000 as a result of the sub-advisory fee reduction with respect to ING T. Rowe Price Growth Equity Portfolio and ING T. Rowe Price Equity Income Portfolio (a series of ING Investors Trust) pro rata based on each Portfolio’s contribution to the amount saved for the period from May 1, 2013 through May 1, 2014. There is no guarantee that these waiver agreements will continue after these dates. These agreements will only be renewed if the Adviser elects to renew them.

(2)               Prior to January 1, 2013, the advisory fee rate for the Portfolio was as follows:

0.75% of the Portfolio’s average daily net assets.

(3)               Effective April 30, 2012, the advisory fee is computed daily and payable monthly, at an annual rate of 0.44% of the Portfolio’s average daily net assets.  Prior to April 30, 2012, the advisory fee was computed daily and payable monthly, at an annual rate of 0.50% of the Portfolio’s average daily net assets.

(4)               The Portfolio invests in Templeton Institutional Funds-Foreign Smaller Companies Series (the “Underlying Funds”). The Adviser will waive its fees with respect to the Portfolio’s assets invested in the Underlying Funds. The waiver will be equal to the advisory fee received by Templeton from the Underlying Funds attributable to Templeton’s management of the Portfolio assets that are invested in the Underlying Funds.

Expense Limitation Agreements

The Adviser has entered into a written expense limitation agreement with each Portfolio listed below (“Expense Limitation Agreement”) pursuant to which the Adviser has agreed to waive or limit its fees.  In connection with the Expense Limitation Agreement and certain U.S. tax requirements, the Adviser will assume other expenses so that the total annual ordinary operating expenses of these Portfolios (which excludes interest, taxes, brokerage commissions, acquired fund fees and expenses, other investment-related costs, extraordinary expenses such as litigation, other expenses not incurred in the ordinary course of each Portfolio’s business, and expenses of any counsel or other persons or services retained by the

Portfolios’ Independent Directors) do not exceed the limits set forth below of the Portfolio’s average daily net assets, subject to possible recoupment by the Adviser within three years:

Portfolio	Adviser Class	Initial Class	Service Class	Service 2 Class
ING American Century Small-Mid Cap Value Portfolio	1.52%	1.02%	1.27%	1.42%
ING Baron Growth Portfolio	1.59%	1.09%	1.34%	1.49%
ING Columbia Small Cap Value II Portfolio	1.65%	1.15%	1.40%	1.55%
ING Global Bond Portfolio	1.04%	0.54%	0.79%	N/A
ING Invesco Equity and Income Portfolio	1.15%	0.65%	0.90%	1.05%
ING JPMorgan Mid Cap Value Portfolio	1.50%	1.00%	1.25%	1.40%
ING Oppenheimer Global Portfolio	1.30%	0.80%	1.05%	1.20%
ING PIMCO Total Return Portfolio	1.08%	0.58%	0.83%	0.98%
ING Pioneer High Yield Portfolio	N/A	0.71%	0.96%	1.15%
ING T. Rowe Price Diversified Mid Cap Growth Portfolio	1.25%	0.75%	1.00%	1.15%
ING T. Rowe Price Growth Equity Portfolio	1.25%	0.75%	1.00%	1.15%
ING Templeton Foreign Equity Portfolio	1.48%	0.98%	1.23%	1.38%

Each Portfolio set forth above may at a later date reimburse the Adviser for advisory fees waived and other expenses assumed by the Adviser during the previous thirty-six (36) months, but only if, after such reimbursement, the Portfolio’s expense ratios do not exceed the percentages described above.  The Adviser will only be reimbursed for fees waived or expenses assumed after the effective date of the Expense Limitation Agreement.

The Expense Limitation Agreement provides that the expense limitations shall continue until May 1, 2014.  The expense limitations are contractual and, after the initial term, shall renew automatically for one-year terms unless the Adviser provides written notice of termination of the Expense Limitation Agreement to the Independent Chairperson of the Board within ninety (90) days of the end of the then-current term for that Portfolio or upon termination of the Investment Advisory Agreement.  The Expense Limitation Agreement may also be terminated by the Company, without payment of any penalty, upon written notice to the Adviser at its principal place of business within ninety (90) days’ prior to the end of the then-current term for a Portfolio.

Pursuant to a side agreement effective May 1, 2013, the Adviser has agreed to the following expense limits for Columbia Contrarian Core Portfolio through May 1, 2014:

Portfolio	Adviser Class	Initial Class	Service Class	Service 2 Class
ING Columbia Contrarian Core Portfolio	1.25%	0.75%	1.00%	1.15%

Any fees waived pursuant to the side agreement expense limits shall not be eligible for recoupment. This obligation does not extend to interest, taxes, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses. There is no guarantee that this side agreement will continue after May 1, 2014. This side agreement will only renew if the Adviser elects to renew it.

Pursuant to a side agreement effective May 1, 2013, the Adviser has agreed to the following expense limits for ING Invesco Comstock Portfolio through May 1, 2014:

Portfolio	Adviser Class	Initial Class	Service Class	Service 2 Class
ING Invesco Comstock Portfolio	1.31%	0.81%	1.06%	1.21%

Any fees waived pursuant to the side agreement expense limits shall not be eligible for recoupment. This obligation does not extend to interest, taxes, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses.  There is no guarantee that this side agreement will continue after May 1, 2014.  This side agreement will only renew if the Adviser elects to renew it.

Total Advisory Fees Paid

The following table sets forth the total amounts the Portfolios paid to the Adviser for the fiscal years ended December 31, 2012, 2011, and 2010:

Portfolio	2012	2011	2010
ING American Century Small-Mid Cap Value Portfolio	$2,262,126	$2,011,349	$1,503,268
ING Baron Growth Portfolio	$6,479,729	$7,034,896	$6,164,169
ING Columbia Contrarian Core Portfolio	$3,288,163	$3,597,429	$3,750,713
ING Columbia Small Cap Value II Portfolio	$1,207,173	$1,442,783	$1,559,040
ING Global Bond Portfolio	$2,117,879	$2,396,671	$2,432,114
ING Invesco Comstock Portfolio	$1,946,879	$1,908,092	$1,850,252
ING Invesco Equity and Income Portfolio	$4,173,644	$4,485,050	$4,443,267
ING JPMorgan Mid Cap Value Portfolio	$3,012,539	$2,529,574	$2,040,973
ING Oppenheimer Global Portfolio	$9,148,296	$10,018,930	$9,750,084
ING PIMCO Total Return Portfolio	$5,757,325	$5,794,293	$5,329,736
ING Pioneer High Yield Portfolio	$599,454	$587,650	$567,626
ING T. Rowe Price Diversified Mid Cap Growth Portfolio	$4,718,457	$5,054,131	$4,610,100
ING T. Rowe Price Growth Equity Portfolio	$6,988,180	$6,339,605	$5,871,021
ING Templeton Foreign Equity Portfolio	$5,867,838	$4,827,048	$4,420,841

SUB-ADVISERS

The Investment Advisory Agreement provides that the Adviser, with the approval of the Board, may select and employ an investment adviser to serve as sub-adviser for a Portfolio, shall monitor the sub-adviser’s investment programs and results, and shall coordinate the investment activities of the sub-adviser to ensure compliance with regulatory restrictions. The Adviser has engaged the services of sub-advisers to provide sub-advisory services to the Portfolios.  The Adviser and each sub-adviser have entered into sub-advisory agreements which were approved by the Directors and by shareholders of the Portfolios.

The following table sets forth the sub-adviser for each Portfolio:

Portfolio	Sub-Adviser
ING American Century Small-Mid Cap Portfolio	American Century Investment Management, Inc. (“American Century”)
ING Baron Growth Portfolio	BAMCO, Inc. (“BAMCO”)
ING Columbia Contrarian Core Portfolio	Columbia Management Investment Advisers, LLC (“Columbia”)
ING Columbia Small Cap Value II Portfolio
ING Global Bond Portfolio	ING Investment Management Co. LLC (“ING IM”)
ING Invesco Comstock Portfolio	Invesco Advisers, Inc. (“Invesco”)
ING Invesco Equity and Income Portfolio
ING JPMorgan Mid Cap Value Portfolio	J.P. Morgan Investment Management, Inc. (“JPMorgan”)
ING Oppenheimer Global Portfolio	OppenheimerFunds, Inc. (“Oppenheimer”)
ING PIMCO Total Return Portfolio	Pacific Investment Management Company LLC (“PIMCO”)
ING Pioneer High Yield Bond Portfolio	Pioneer Investment Management, Inc. (“Pioneer”)

Portfolio	Sub-Adviser
ING T. Rowe Price Diversified Mid Cap Growth Portfolio	T. Rowe Price Associates, Inc. (“T. Rowe Price”)
ING T. Rowe Price Growth Equity Portfolio
ING Templeton Foreign Equity Portfolio	Templeton Investment Counsel, LLC (“Templeton”)

Each sub-adviser is hereinafter referred to as “Sub-Adviser” and collectively, as “Sub-Advisers.”

The Adviser has entered into a sub-advisory agreement with each Sub-Adviser (“Sub-Advisory Agreement”). Under each Sub-Advisory Agreement, the Sub-Adviser supervises the investment and reinvestment of cash and securities comprising the assets of the relevant Portfolio.  Each Sub-Advisory Agreement also directs the Sub-Adviser to: (i) determine the securities to be purchased or sold by a Portfolio; and (ii) take any actions necessary to carry out its investment sub-advisory responsibilities.  Each Sub-Adviser pays the salaries, employment benefits and other related costs of personnel engaged in providing investment advice including office space, facilities, and equipment.

The Adviser pays all of its expenses arising from the performance of its obligations under the Investment Advisory Agreement, including all fees payable to a Sub-Adviser, and executive salaries and expenses of the Directors and officers of the Company who are employees of the Adviser or its affiliates. Each Sub-Adviser pays all of its expenses arising from the performance of its obligations under the Sub-Advisory Agreement.

After an initial term of two (2) years, each Sub-Advisory Agreement continues in effect from year to year so long as such continuance is specifically approved at least annually by: (i) a majority vote of the Directors, including a majority of the Directors who are not interested persons of the Company, (ii) the Adviser or any Sub-Adviser; or (iii) the vote of a “majority (as defined in the 1940 Act) of a Portfolio’s outstanding shares voting as a single class provided that such continuance is also approved by at least a majority of the Board who are not “interested persons” (as defined in the 1940 Act) of the Adviser by a vote cast in person at a meeting called for the purpose of voting on such approval.

Each Sub-Advisory Agreement may be terminated as to a particular Portfolio without payment of penalty by:  (i) the Directors; (ii) a majority vote of the outstanding voting securities of a Portfolio; (iii) the Adviser; or (iv) the relevant Sub-Adviser with not less than sixty (60) days’ written notice by the Directors, the majority vote of the outstanding voting securities of that Portfolio, the Adviser or the relevant Sub-Adviser.  Each Sub-Advisory Agreement terminates automatically in the event of its “assignment” (as defined in the 1940 Act) or in the event of the termination of the Investment Advisory Agreement with the Adviser.

Approval of Sub-Advisory Agreements

For information regarding the basis for the Board’s approval of the investment sub-advisory agreements for each Portfolio, please refer to the Portfolios’ annual shareholder report dated December 31, 2012.

Manager-of-Managers Structure

On May 24, 2002, the SEC issued an Exemptive Relief Order permitting the Adviser to enter into new investment sub-advisory agreements with non-affiliated sub-advisers or to materially amend an existing sub-advisory agreement, subject to approval by the Board (including a majority of Independent Directors) but without shareholder approval. This authority is subject to certain conditions, including: (i) the requirement that the Directors (including a majority of Independent Directors) must approve any new or amended sub-advisory agreements with a sub-adviser on behalf of a Portfolio, (ii) the condition that an information statement describing any change in sub-adviser will be provided to shareholders within ninety (90) days of the change, and (iii) a Portfolio’s shareholders have approved the arrangement.

The Adviser remains responsible for providing general management services to each Portfolio, including overall supervisory responsibility for the general management services to each Portfolio, including overall supervisory responsibility for the general management and investment of each Portfolio’s assets, and, subject to the review and approval of the Board, will, among other things:  (i) set a Portfolio’s overall investment strategies; (ii) evaluate, select, and recommend sub-advisers to manage all or part of a Portfolio’s assets; (iii) when appropriate, allocate and reallocate a Portfolio’s assets among multiple sub-advisers; (iv) monitor and evaluate the investment performance of the sub-advisers; and (v) implement procedures that the Adviser believes are reasonably designed to ensure that the sub-advisers comply with a Portfolio’s investment objectives, policies, and restrictions.

The Adviser retains overall responsibility for monitoring the investment program maintained by a Sub-Adviser for compliance with applicable laws and regulations and each Portfolio’s respective investment objectives.  In addition, the Adviser will consult with, and assist, each Sub-Adviser in maintaining appropriate policies, procedures, and records and oversee matters relating to promotion, marketing materials, and reports by such Sub-Adviser to the Company’s Board.

Sub-Advisory Fees

The following table sets forth, expressed as an annual rate, the monthly fee paid by the Adviser to the Sub-Advisers of the relevant Portfolio’s average daily net assets managed during the month.

Sub-Adviser	Portfolio	Sub-Advisory Fee
American Century	ING American Century Small-Mid Cap Value Portfolio

0.65% of first $50 million of the Portfolio’s average daily net assets;

0.60% of the next $50 million of the Portfolio’s average daily net assets;

0.55% of the next $100 million of the Portfolio’s average daily net assets;

0.50% of the next $50 million of the Portfolio’s average daily net assets;

0.45% of the next $100 million of the Portfolio’s average daily net assets; and

0.40% of the Portfolio’s average daily net assets in excess of $350 million.

BAMCO	ING Baron Growth Portfolio	0.60% of the Portfolio’s average daily net assets.
Columbia	ING Columbia Contrarian Core Portfolio(1)	0.320% on the first $100 million in assets; 0.280% on the next $150 million in assets; 0.250% on the next $250 million; and 0.220% on assets in excess of $500 million.
	ING Columbia Small Cap Value II Portfolio(2)	0.550% on the first $200 million of the Portfolio’s average daily net assets; and 0.500% on assets in excess of $200 million.
ING IM	ING Global Bond Portfolio

0.225% on the first $4 billion of the Portfolio’s average daily net assets;

0.21375% on the next $1 billion of the Portfolio’s average daily net assets;

0.2025% on the next $1 billion of the Portfolio’s average daily net assets; and

0.1935% on the Portfolio’s average daily net assets in excess of $6 billion.

Sub-Adviser	Portfolio	Sub-Advisory Fee
Invesco	ING Invesco Comstock Portfolio

0.400% of the first $250 million of the Portfolio’s average daily net assets;

0.375% of the next $250 million of the Portfolio’s average daily net assets;

0.350% of the next $500 million of the Portfolio’s average daily net assets;

 0.275% of the Portfolio’s average daily net assets in excess of $1 billion.

ING Invesco Equity and Income Portfolio

0.30% of the first $250 million of the Portfolio’s average daily net assets;

0.25% of the next $300 million of the Portfolio’s average daily net assets; and

0.20% of the Portfolio’s average daily net assets in excess of $550 million.

JPMorgan	ING JPMorgan Mid Cap Value Portfolio

0.55% of the first $50 million of the Portfolio’s average daily net assets;

0.50% of the next $50 million of the Portfolio’s average daily net assets; and

0.45% of the Portfolio’s average daily net assets in excess of $100 million.

Oppenheimer	ING Oppenheimer Global Portfolio	0.30% if total assets at any month-end are less than or equal to $1 billion; and 0.23% if total assets at any month-end are in excess of $1 billion.
PIMCO	ING PIMCO Total Return Portfolio

0.25% of the first $1 billion of the PIMCO TR Portfolios’(as defined below) average daily net assets; and

0.225% on average daily net assets of the PIMCO TR Portfolios’ (as defined below) in excess of $1 billion.(3)

Pioneer	ING Pioneer High Yield Portfolio	0.30% of the first $500 million of the Portfolio’s average daily net assets; and 0.25% of the Portfolio’s average daily net assets in excess of $500 million.
T. Rowe Price	ING T. Rowe Price Diversified Mid Cap Growth Portfolio

0.50% of the first $250 million of the Portfolio’s average daily net assets;

0.45% of the next $500 million of the Portfolio’s average daily net assets; and

0.40% of the Portfolio’s average daily net assets in excess of $750 million.(4)

ING T. Rowe Price Growth Equity Portfolio

0.40% on the first $250 million of the Portfolio’s average daily net assets;

0.375% of the next $250 million of the Portfolio’s average daily net assets; and

0.35% in the next $500 million up to $1 billion of the Portfolio’s average daily net assets.(4)(5)

When assets exceed $1 billion, the fee schedule resets as indicated below:

0.35% on the first $1 billion of the Portfolio’s average daily net assets; and

0.325% on assets above $1 billion of the Portfolio’s average daily net assets.

Sub-Adviser	Portfolio	Sub-Advisory Fee
Templeton	ING Templeton Foreign Equity Portfolio

0.625% of the first $50 million of the Portfolio’s average daily net assets;

0.465% of the next $150 million of the Portfolio’s average daily net assets;

0.375% of the next $300 million of the Portfolio’s average daily net assets;

0.350% of the next $300 million of the Portfolio’s average daily net assets; and

0.300% of the Portfolio’s average daily net assets in excess of $800 million.(6)(7)

(1)                     Prior to January 1, 2013, the sub-advisory fee rate for the Portfolio was as follows:

0.350% of the first $50 million of the Portfolio’s average daily net assets;

0.325% of the next $450 million of the Portfolios average daily net assets; and

0.300% of the Portfolio’s average daily net assets in excess of $500 million.

(2)                     Prior to April 30, 2013, the sub-advisory fee rate for the Portfolio was as follows:

0.600% of the first $500 million of the Portfolio’s average daily net assets;

0.550% of the next $100 million of the Portfolio’s average daily net assets;

0.500% on the next $100 million of the Portfolio’s average daily net assets; and

0.450% of the Portfolio’s average daily net assets in excess of $700 million.

(3)                     The sub-advisory fee for ING PIMCO Total Return Portfolio is based on the aggregated assets of ING PIMCO Total Return Portfolio and ING PIMCO Total Return Bond Portfolio, a series of ING Investors Trust (together, the “PIMCO TR Portfolios”).  This sub-advisory fee rate applies when the aggregated net assets of all series in the ING Fund Complex sub-advised by PIMCO exceed $3 billion.  The fee rate payable to the Sub-Adviser when the aggregated assets of all series of the ING Fund Complex sub-advised by PIMCO are less than $3 billion is 0.25% on all assets.

(4)                     The Portfolio will be combined with five other portfolios sub-advised by T. Rowe Price in ING Partners, Inc., ING Investors Trust, and ING Mutual Funds in calculating the discount offered by T. Rowe Price as a group fee waiver.  For aggregate assets between $750 million and $1.5 billion there will be a 5% discount, for aggregate assets between $1.5 billion and $3.0 billion there will be a 7.5% discount and for aggregate assets greater than $3.0 billion, there will be a 10% discount.

(5)                     The Sub-Adviser will provide the Adviser with a transitional fee credit to eliminate any discontinuity between the tiered fee schedule and the flat fee schedule once assets exceed certain amounts.

(6)                     To seek to achieve a return on un-invested cash or for other reasons, the Portfolio may invest its assets in Templeton Institutional Funds-Foreign Smaller Companies Series (“Underlying Funds”). The Portfolio’s purchase of shares of the Underlying Funds will result in the Portfolio paying a proportionate share of the expenses of the Underlying Funds.  Templeton will waive its fee with respect to the Portfolio’s assets invested in the Underlying Funds.  The waiver will be calculated as follows: (1) the value of the assets of the Portfolio that are invested in the Underlying Funds shall be divided by the value of the Underlying Fund’s average daily net assets for the month; and (2) the product of the foregoing calculation shall be multiplied by the value of the sub-advisory fee due to the Portfolio’s Sub-Adviser from the Underlying Funds for that calendar year.

(7)                     For purposes of calculating fees under this agreement, the assets of the Portfolio shall be aggregated with the assets of ING Templeton Global Growth Portfolio and ING Franklin Income Portfolio, two series of ING Investors Trust, which are not parties to this agreement.

Total Sub-Advisory Fees Paid

The following table sets forth the total amounts the Adviser paid to each Sub-Adviser for each Portfolio for the fiscal years ended December 31, 2012, 2011, and 2010:

Portfolio	2012	2011	2010
ING American Century Small-Mid Cap Value Portfolio	$1,305,842	$1,178,165	$901,797
ING Baron Growth Portfolio	$4,573,935	$4,965,803	$4,351,173
ING Columbia Contrarian Core Portfolio(1)	$1,344,071	$1,648,877	$1,715,939

Portfolio	2012	2011	2010
ING Columbia Small Cap Value II Portfolio	$965,739	$1,154,229	$1,247,235
ING Global Bond Portfolio(2)	$762,437	$878,854	$1,059,473
ING Invesco Comstock Portfolio	$1,279,303	$1,255,056	$1,222,250
ING Invesco Equity and Income Portfolio	$1,917,691	$2,030,929	$2,012,093
ING JPMorgan MidCap Value Portfolio	$1,882,525	$1,592,749	$1,299,584
ING Oppenheimer Global Portfolio	$3,506,856	$3,836,938	$3,737,522
ING PIMCO Total Return Portfolio	$2,888,555	$2,669,811	$2,454,486
ING Pioneer High Yield Portfolio	$299,728	$293,825	$283,812
ING T. Rowe Price Diversified Mid Cap Growth Portfolio	$3,226,693	$3,421,651	$3,158,817
ING T. Rowe Price Growth Equity Portfolio	$3,701,541	$3,408,612	$3,252,325
ING Templeton Foreign Equity Portfolio	$2,523,880	$2,070,493	$1,897,286

(1)         The fees for ING Columbia Contrarian Core Portfolio for 2012, 2011 and 2010 were paid to Davis Selected Advisers, L.P., the previous sub-adviser to the Portfolio.

(2)         The fees for ING Global Bond Portfolio for 2010 and for the period January 1, 2011 through January 20, 2011, were paid to Oppenheimer, the former sub-adviser to the Portfolio. The fees for the period January 21, 2011 through December 31, 2011 were paid to the current Sub-Adviser, ING IM.

Portfolio Managers

ING American Century Small-Mid Cap Value Portfolio

Sub-Adviser:  American Century

Other Accounts Managed

The following table shows the number of accounts and total assets in the accounts managed by each team member as of December 31, 2012.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts*	Total Assets	Number of Accounts*	Total Assets	Number of Accounts*	Total Assets
Phillip N. Davidson	12	$17,400,000,000	4	$1,100,000,000	4	$338,800,000
Benjamin Z. Giele	1	$1,800,000,000	1	$40,800,000	5	$470,500,000
Michael Liss	12	$17,400,000,000	4	$1,100,000,000	4	$338,800,000
Jeff John	1	$1,800,000,000	1	$40,800,000	5	$470,500,000
Kevin Toney	12	$17,400,000,000	4	$1,100,000,000	4	$338,800,000
Brian Woglom	6	$4,300,000,000	1	$17,200,000	2	$62,700,000

*None of these accounts have an advisory fee based on the performance of the account.

Potential Conflicts of Interest

Certain conflicts of interest may arise in connection with the management of multiple portfolios.  Potential conflicts include, for example, conflicts among investment strategies, such as one portfolio buying or selling a security while another portfolio has a differing, potentially opposite position in such security.  This may include one portfolio taking a short position in the security of an issuer that is held long in another portfolio (or vice versa).  Other potential conflicts may arise with respect to the allocation of investment opportunities, which are discussed in more detail below.  American Century has adopted policies and procedures that are designed to minimize the effects of these conflicts.

Responsibility for managing American Century client portfolios is organized according to investment discipline.  Investment disciplines include, for example, quantitative equity, U.S. growth mid- and small-cap U.S. growth large-cap, value, global and non-U.S., fixed-income, and asset allocation.  Within each discipline are one or more portfolio teams responsible for managing specific client portfolios.  Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy.  Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimize the potential for conflicts of interest.  In addition, American Century Investments maintains an ethical wall around each of its equity disciplines (U.S. growth large-cap, U.S. growth mid- and small-cap, value, quantitative equity and global and non-U.S.), meaning that access to information regarding any portfolio’s transactional activities is only available to team members of the investment discipline that manages such portfolio.  The ethical wall is intended to aid in preventing the misuse of portfolio holdings information and trading activity in the other disciplines.

For each investment strategy, one portfolio is generally designated as the “policy portfolio.”  Other portfolios with similar investment objectives, guidelines and restrictions are referred to as “tracking portfolios.”  When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages.  American Century’s trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds.  In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio.  Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not.

American Century may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients.  Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation.  American Century has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders.  To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size.  Because IPOs are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, American Century has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time.  Fixed-income securities transactions are not executed through a centralized trading desk.  Instead, portfolio teams are responsible for executing trades with broker/dealers in a predominantly dealer marketplace.  Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed-income order management system.

Finally, investment of American Century’s corporate assets in proprietary accounts may raise additional conflicts of interest.  To mitigate these potential conflicts of interest, American Century has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century to the detriment of client portfolios.

Compensation Structure of Portfolio Managers

American Century portfolio manager compensation is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. For the fiscal year ended December 31, 2012, it included the components described below, each of which is determined with reference to a number of factors such as overall performance, market competition, and internal equity. Compensation is not directly tied to the value of assets held in client portfolios.

Base Salary

Portfolio managers receive base pay in the form of a fixed annual salary.

Bonus

A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance. Bonus payments are determined by a combination of factors. One factor is fund investment performance. For most American Century mutual funds, investment performance is measured by a combination of one-, three- and five-year pre-tax performance relative to various benchmarks and/or internally-customized peer groups.  The performance comparison periods may be adjusted based on a fund’s inception date or a portfolio manager’s tenure on the fund. Custom peer groups are constructed using all the funds in the indicated categories as a starting point. Funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that is both more stable over the long term (i.e., has less peer turnover) and that more closely represents the fund’s true peers based on internal investment mandates.

Portfolio managers may have responsibility for multiple American Century mutual funds. In such cases, the performance of each is assigned a percentage weight appropriate for the portfolio manager’s relative levels of responsibility.

Portfolio managers also may have responsibility for portfolios that are managed in a fashion similar to that of other American Century mutual funds.  This is the case for the ING American Century Small-Mid Cap Value Portfolio. If the performance of a similarly managed account is considered for purposes of compensation, it is either measured in the same way as a comparable American Century mutual fund (i.e., relative to the performance of a benchmark and/or peer group) or relative to the performance of such mutual fund.  Performance of the ING American Century Small-Mid Cap Value Portfolio is not separately considered in determining portfolio manager compensation.

A second factor in the bonus calculation relates to the performance of all American Century funds managed according to a particular investment style, such as U.S. growth, U.S. value, international, quantitative, and fixed-income. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one-, three- and five-year performance (equal or asset weighted) depending on the portfolio manager’s responsibilities and products managed. This feature is designed to encourage effective teamwork among fund management teams in achieving long-term investment success for similarly styled portfolios.

A portion of some portfolio managers’ bonuses may be tied to individual performance goals, such as research projects and the development of new products.

Restricted Stock Plans

Portfolio managers are eligible for grants of restricted stock of American Century Companies, Inc. (“ACC”). These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual’s grant is determined by individual and product performance as well as other product-specific considerations. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three to four years).

Deferred Compensation Plans

Portfolio managers are eligible for grants of deferred compensation. These grants are used in limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by each team member as of December 31, 2012, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.

Dollar Range of
Portfolio Managers	Portfolio Shares Owned

Benjamin Z. Giele	None
Jeff John	None
Phillip N. Davidson	None
Michael Liss	None
Kevin Toney	None
Brian Woglom	None

Ownership Structure of American Century Investment Management, Inc.

American Century is a wholly owned, direct subsidiary of American Century Companies, Inc. (“ACC”). The “Stowers Institute for Medical Research (“SIMR”) controls ACC by virtue of its beneficial ownership of more than 25% of the voting securities of ACC. SIMR is part of a not-for-profit biomedical research organization dedicated to finding the keys to the causes, treatments, and prevention of disease.

ING Baron Growth Portfolio

Sub-Adviser:  BAMCO

Other Accounts Managed

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2012.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts(1)	Total Assets	Number of Accounts	Total Assets
Ronald Baron	8	$7,997,000,000	3	$121,000,000	35	$1,106,000,000

(1)                     One account in “Other Pooled Investment Vehicles” has an advisory fee based on the account’s performance. This account is a “fund of funds” with assets of $59,000,000.

Potential Conflicts of Interest

Conflicts of interest could arise in connection with managing the Portfolio along with other portfolios and clients of BAMCO and its affiliated investment adviser, Baron Capital Management, Inc.  Because of market conditions, client investment restrictions, sub-adviser imposed investment guidelines, and the consideration of factors such as cash availability and diversification considerations, not all investment opportunities will be available to Portfolio and all clients at all times.  BAMCO has joint trading policies and procedures designed to ensure that no portfolio or client is systematically given preferential treatment over time.  BAMCO’s CCO monitors allocations for consistency with this policy and report to its Board annually.  Because an investment opportunity may be suitable for multiple accounts, the Portfolio may not be able to take full advantage of that opportunity because the opportunity may be allocated among many or all of the portfolios and accounts of clients managed by BAMCO and its affiliate.

To the extent that the Portfolio’s portfolio manager has responsibilities for managing other client accounts, the portfolio manager may have conflicts of interest with respect to his time and attention among relevant accounts.  In addition, differences in the investment restrictions or strategies among a portfolio and other accounts may cause the portfolio manager to take action with respect to the Portfolio.  In some cases, another account managed by the portfolio manager may provide more revenue to BAMCO.  While this may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities, BAMCO takes all necessary steps to ensure that the portfolio manager endeavors to exercise his discretion in a manner that is equitable to the Portfolio and other accounts.

BAMCO does not charge performance-based fees.  Its affiliate is the investment adviser to a fund of funds investment partnership that has a performance-based arrangement and whose wholly owned subsidiary, Baron Capital Management GP LLC, is the general partner of that partnership.  BAMCO does not believe this arrangement crates a conflict of interest because the partnership invests only in other private funds or in individual equities selected at the sole discretion of an unaffiliated sub-adviser.  As a result, BAMCO’s clients do not compete with the partnership for investment opportunities and will therefore not be disadvantaged in the trading and allocation of investment opportunities.

The Sub-Adviser believes that it has policies and procedures in place that address the Portfolio’s potential conflicts of interest.  Such policies and procedures address, among other things, trading practices (e.g., brokerage commissions, cross trading, aggregation and allocation of transactions, sequential transactions, and allocations of orders for execution to brokers), disclosure of confidential information and employee trading.

Compensation Structure of Portfolio Managers

Mr. Baron has an employment agreement that includes a fixed base salary, a fixed bonus and a performance bonus based on a percentage of the management fees earned on the funds that he manages.  The terms of his contract are based on Mr. Baron’s role as the Firm’s Founder, Chief Executive Officer and Chief Investment Officer, and his position as portfolio manager for the majority of the Firm’s assets under management.  Consideration is given to Mr. Baron’s reputation, the long-term performance records of the Portfolios under his management and the profitability of the Firm.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2012, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.

Dollar Range of
Portfolio Manager	Fund Shares Owned

Ronald Baron	None

ING Columbia Contrarian Core Portfolio

Sub-Adviser:  Columbia

Other Accounts Managed

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2012.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Guy W. Pope	9	$6,609,015,598	2	$31,689,075	181	$377,962,668

* None of these accounts have an advisory fee based on the performance of the account.

Potential Conflicts of Interest

Like other investment professionals with multiple clients, a portfolio manager for the Portfolio may face certain potential conflicts of interest in connection with managing both the Portfolio and other accounts at the same time.  Columbia has adopted compliance policies and procedures that attempt to address certain of these potential conflicts that the portfolio managers face in this regard.  Certain of these conflicts of interest are summarized below.  The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts.

Potential conflicts of interest may also arise when the portfolio managers have personal investments in other accounts that may create an incentive to favor those accounts.  As a general matter and subject to limited exceptions, Columbia’s investment professionals do not have the opportunity to invest in client accounts, other than the Columbia Portfolios.

A portfolio manager who is responsible for managing multiple portfolios and/or accounts may devote unequal time and attention to the management of those portfolios and/or accounts.  The effects of this potential conflict may be more pronounced where portfolios and/or accounts managed by a particular portfolio manager have different investment strategies.

A portfolio manager may be able to select or influence the selection of the broker-dealers that are used to execute securities transactions for the Portfolio.  A portfolio manager’s decision as to the selection of broker-dealers could produce disproportionate costs and benefits among the portfolio and the other accounts the portfolio manager manages.

A potential conflict of interest may arise when a portfolio manager purchases or sells the same securities for multiple accounts.  On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of the Portfolio as well as other accounts, Columbia’s trading desk may, to the extent consistent with applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the Portfolio or another account if one account is favored over another in allocating the securities purchased or sold.

“Cross trades,” in which a portfolio manager sells a particular security held by the Portfolio to another account (potentially saving transaction costs for both accounts), could involve a potential conflict of interest if, for example, a portfolio manager is permitted to sell a security from one account to another account at a higher price than an independent third party would pay.  Columbia has adopted compliance procedures that provide that any transactions between the Portfolio and another Columbia-advised account are to be made at an independent current market price, consistent with applicable laws and regulations.

Another potential conflict of interest may arise based on the different investment objectives and strategies of the Portfolio and other accounts managed by its portfolio manager(s).  Depending on another account’s objectives and other factors, a portfolio manager may give advice to and make decisions for the Portfolio that may differ from advice given, or the timing or nature of decisions made, with respect to another account.  A portfolio manager’s investment decisions are the product of many factors in addition to basic suitability for the particular account involved.  Thus, a portfolio manager may buy or sell a particular security for certain accounts, and not for the Portfolio, even though it could have been bought or sold for the Portfolio at the same time.  A portfolio manager also may buy a particular security for one or more accounts when one or more other accounts are selling the security (including short sales).  There may be circumstances when a portfolio manager’s purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts, including the Portfolio.

In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act), which may result in the payment of higher brokerage fees than might otherwise be available.  These services may be more beneficial to certain portfolios or accounts than to others.  Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Portfolio, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the portfolios and/or accounts that he or she manages.

Columbia or an affiliate may provide more services (such as distribution or recordkeeping) for some types of portfolios or accounts than for others.  In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of the portfolio and/or accounts that provide greater overall returns to Columbia and its affiliates.

Additional actual or potential conflicts of interest and certain investment activity limitations that could affect the portfolio may arise from the financial services activities of Ameriprise Financial, Inc., and its affiliates, including the investment advisory/management services it provides for clients and customers other than the portfolio.  In this regard, Ameriprise Financial, Inc. is a major financial services company, engaged in a wide range of financial activities beyond the mutual portfolio-related activities of Columbia, including, among others, broker/dealer (sales and trading), asset management, insurance and other financial activities.  The broad range of financial services activities of Ameriprise Financial, Inc., and its affiliates may involve multiple advisory, transactional, lending, financial, and other interests in securities and other instruments, and in companies, that may be bought, sold or held by the Portfolio.

Part 1A of Columbia’s Form ADV, which it must file with the SEC as an investment adviser registered under the Investment Advisers Act of 1940, provides information about Columbia’s business, assets under management, affiliates and potential conflicts of interest.  Part 1A of the Form ADV is available online through the SEC’s website at www.adviserinfo.sec.gov.

The Portfolio’s portfolio manager(s) may also face other potential conflicts of interest in managing the Portfolio, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Portfolio and other accounts.  In addition, the Portfolio’s portfolio manager(s) may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity.  The management of these accounts may also involve certain of the potential conflicts described above.  Investment personnel at Columbia, including the Portfolio’s portfolio manager(s), are subject to restrictions on engaging in personal securities transactions pursuant to Codes of Ethics adopted by Columbia and the Portfolio, which contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Portfolio.

Columbia is a direct, wholly-owned subsidiary of Ameriprise Financial, Inc., a major financial services company engaged in a broad range of financial activities beyond the mutual fund-related activities of Columbia, including, among others, broker-dealer (sales and trading), asset management, insurance, and other financial activities.  Regulatory restrictions applicable to Columbia and its affiliates may limit Columbia investment activities in various ways. For example, regulations regarding certain industries and markets, such as those in emerging or international markets, and certain transactions, such as those involving certain futures and derivatives, may impose a cap on the aggregate amount of investments that may be made by affiliated investors, including accounts managed by the same affiliated manager, in the aggregate or in individual issuers. At certain times, Columbia and its affiliates also may be restricted in the securities that can be bought or sold for their clients because of other relationships Ameriprise Financial, Inc. and its affiliates have with the issuers of securities.

Compensation Structure of Portfolio Managers

Compensation is typically paid in the form of salary, bonus, stock options, and restricted stock and notional investments through incentive plan, the value of which is measured by reference to the performance of the Columbia Funds (which is a separate family of funds managed by Columbia) in which the account is invested.  A portfolio manager’s bonus is variable and is generally based on: (1) an evaluation of the manager’s investment performance; and (2) the results of a peer and/or management review of such individual, which takes into account skills and attributes such as team participation, investment process, communication and professionalism.  In evaluating investment performance, Columbia generally considers the one-, three- and five-year performance of mutual portfolios and other accounts managed by the portfolio manager to the benchmarks and peer groups noted below, emphasizing each manager’s three- and five-year performance.  Columbia may also consider a portfolio manager’s performance in managing client assets in sectors and industries assigned to the manager as part of his or her investment team responsibilities, where applicable.  For portfolio managers who also have group management responsibilities, another factor in their evaluation is an assessment of the group’s overall investment performance.

Morningstar Category
Portfolio Manager	Performance Benchmark	(Peer Group)

Guy W. Pope	Russell 1000® Index	US OE Large Blend

The size of the overall bonus pool each year depends in part on levels of compensation generally in the investment management industry (based on market compensation data) and Columbia’s profitability for the year, which is largely determined by assets under management.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2012 including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.

Dollar Range of
Portfolio Manager	Fund Shares Owned

Guy W. Pope	None

ING Columbia Small Cap Value II Portfolio

Sub-Adviser:  Columbia

Other Accounts Managed

The following table shows the number of accounts and total assets in the accounts managed by each portfolio manager as of December 31, 2012.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts*	Total Assets	Number of Accounts*	Total Assets	Number of Accounts*	Total Assets
Christian K. Stadlinger, Ph.D., CFA	2	$1,600,000,000	0	$0	22	$338,000,000
Jarl Ginsberg, CFA	2	$1,600,000,000	0	$0	18	$338,000,000

* None of these accounts have an advisory fee based on the performance of the account.

Potential Conflicts of Interest

Like other investment professionals with multiple clients, a portfolio manager for the Portfolio may face certain potential conflicts of interest in connection with managing both the Portfolio and other accounts at the same time.  Columbia has adopted compliance policies and procedures that attempt to address certain of these potential conflicts that the portfolio managers face in this regard.  Certain of these conflicts of interest are summarized below.  The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts.

Potential conflicts of interest may also arise when the portfolio managers have personal investments in other accounts that may create an incentive to favor those accounts.  As a general matter and subject to limited exceptions, Columbia’s investment professionals do not have the opportunity to invest in client accounts, other than the Columbia Portfolios.

A portfolio manager who is responsible for managing multiple portfolios and/or accounts may devote unequal time and attention to the management of those portfolios and/or accounts.  The effects of this potential conflict may be more pronounced where portfolios and/or accounts managed by a particular portfolio manager have different investment strategies.

A portfolio manager may be able to select or influence the selection of the broker-dealers that are used to execute securities transactions for the Portfolio.  A portfolio manager’s decision as to the selection of broker-dealers could produce disproportionate costs and benefits among the portfolio and the other accounts the portfolio manager manages.

A potential conflict of interest may arise when a portfolio manager purchases or sells the same securities for multiple accounts.  On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of the Portfolio as well as other accounts, Columbia’s trading desk may, to the extent consistent with applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the Portfolio or another account if one account is favored over another in allocating the securities purchased or sold.

“Cross trades,” in which a portfolio manager sells a particular security held by the Portfolio to another account (potentially saving transaction costs for both accounts), could involve a potential conflict of interest if, for example, a portfolio manager is permitted to sell a security from one account to another account at a higher price than an independent third party would pay.  Columbia has adopted compliance procedures that provide that any transactions between the Portfolio and another Columbia-advised account are to be made at an independent current market price, consistent with applicable laws and regulations.

Another potential conflict of interest may arise based on the different investment objectives and strategies of the Portfolio and other accounts managed by its portfolio manager(s).  Depending on another account’s objectives and other factors, a portfolio manager may give advice to and make decisions for the Portfolio that may differ from advice given, or the timing or nature of decisions made, with respect to another account.  A portfolio manager’s investment decisions are the product of many factors in addition to basic suitability for the particular account involved.  Thus, a portfolio manager may buy or sell a particular security for certain accounts, and not for the Portfolio, even though it could have been bought or sold for the Portfolio at the same time.  A portfolio manager also may buy a particular security for one or more accounts when one or more other accounts are selling the security (including short sales).  There may be circumstances when a portfolio manager’s purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts, including the Portfolio.

In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act), which may result in the payment of higher brokerage fees than might otherwise be available.  These services may be more beneficial to certain portfolios or accounts than to others.  Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Portfolio, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the portfolios and/or accounts that he or she manages.

Columbia or an affiliate may provide more services (such as distribution or recordkeeping) for some types of portfolios or accounts than for others.  In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of the portfolio and/or accounts that provide greater overall returns to Columbia and its affiliates.

Additional actual or potential conflicts of interest and certain investment activity limitations that could affect the portfolio may arise from the financial services activities of Ameriprise Financial, Inc., and its affiliates, including the investment advisory/management services it provides for clients and customers other than the portfolio.  In this regard, Ameriprise Financial, Inc. is a major financial services company, engaged in a wide range of financial activities beyond the mutual portfolio-related activities of Columbia, including, among others, broker/dealer (sales and trading), asset management, insurance and other financial activities.  The broad range of financial services activities of Ameriprise Financial, Inc., and its affiliates may involve multiple advisory, transactional, lending, financial, and other interests in securities and other instruments, and in companies, that may be bought, sold or held by the Portfolio.

Part 1A of Columbia’s Form ADV, which it must file with the SEC as an investment adviser registered under the Investment Advisers Act of 1940, provides information about Columbia’s business, assets under management, affiliates and potential conflicts of interest.  Part 1A of the Form ADV is available online through the SEC’s website at www.adviserinfo.sec.gov.

The Portfolio’s portfolio manager(s) may also face other potential conflicts of interest in managing the Portfolio, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Portfolio and other accounts.  In addition, the Portfolio’s portfolio manager(s) may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity.  The management of these accounts may also involve certain of the potential conflicts described above.  Investment personnel at Columbia, including the Portfolio’s portfolio manager(s), are subject to restrictions on engaging in personal securities transactions pursuant to Codes of Ethics adopted by Columbia and the Portfolio, which contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Portfolio.

Columbia is a direct, wholly-owned subsidiary of Ameriprise Financial, Inc., a major financial services company engaged in a broad range of financial activities beyond the mutual fund-related activities of Columbia, including, among others, broker-dealer (sales and trading), asset management, insurance, and other financial activities.  Regulatory restrictions applicable to Columbia and its affiliates may limit Columbia investment activities in various ways. For example, regulations regarding certain industries and markets, such as those in emerging or international markets, and certain transactions, such as those involving certain futures and derivatives, may impose a cap on the aggregate amount of investments that may be made by affiliated investors, including accounts managed by the same affiliated manager, in the aggregate or in individual issuers. At certain times, Columbia and its affiliates also may be restricted in the securities that can be bought or sold for their clients because of other relationships Ameriprise Financial, Inc. and its affiliates have with the issuers of securities.

Compensation Structure of Portfolio Managers

Compensation is typically paid in the form of salary, bonus, stock options, and restricted stock and notional investments through incentive plan, the value of which is measured by reference to the performance of the Columbia Funds (which is a separate family of funds managed by Columbia) in which the account is invested.  A portfolio manager’s bonus is variable and is generally based on: (1) an evaluation of the manager’s investment performance; and (2) the results of a peer and/or management review of such individual, which takes into account skills and attributes such as team participation, investment process, communication and professionalism.  In evaluating investment performance, Columbia generally considers the one-, three- and five-year performance of mutual portfolios and other accounts managed by the portfolio manager to the benchmarks and peer groups noted below, emphasizing each manager’s three- and five-year performance.  Columbia may also consider a portfolio manager’s performance in managing client assets in sectors and industries assigned to the manager as part of his or her investment team responsibilities, where applicable.  For portfolio managers who also have group management responsibilities, another factor in their evaluation is an assessment of the group’s overall investment performance.

Morningstar Category
Portfolio Manager	Performance Benchmark	(Peer Group)

Jarl Ginsberg, CFA	Russell 2000® Value(TR)	Small Value
Christian K. Stadlinger, Ph.D., CFA	Russell 2000® Value(TR)	Small Value

The size of the overall bonus pool each year depends in part on levels of compensation generally in the investment management industry (based on market compensation data) and Columbia’s profitability for the year, which is largely determined by assets under management.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by each portfolio manager as of December 31, 2012, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.

Dollar Range of
Portfolio Managers	Fund Shares Owned

Jarl Ginsberg, CFA	None
Christian K. Stadlinger, Ph.D., CFA	None

ING Global Bond Portfolio

Sub-Adviser:  ING IM

Other Accounts Managed

The following table shows the number of accounts and total assets in the accounts managed by each portfolio manager as of December 31, 2012:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts(1)	Total Assets	Number of Accounts(1)	Total Assets	Number of Accounts(1)	Total Assets
Christine Hurtsellers	11	$6,105,747,539	32	$8,658,755,003	22	$10,483,115,732
Michael Mata	9	$9,548,100,276	2	$113,900,991	2	$378,651,735
Robert Robis	2	$1,231,327,954	0	$0	0	$0

(1)                     None of these accounts have an advisory fee based on performance.

Potential Conflicts of Interest

A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to a Portfolio.  These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs, and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for a portfolio manager’s various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager’s accounts.

A potential conflict of interest may arise as a result of a portfolio manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity.  Similar conflicts may arise when multiple accounts seek to dispose of the same investment.

A portfolio manager may also manage accounts whose objectives and policies differ from that of a Portfolio.  These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may not be appropriate for a Portfolio.  For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while the Portfolio, maintained its position in that security.

A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees — the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities.  This conflict may be heightened where an account is subject to a performance-based fee.

As part of its compliance program, the Sub-Adviser has adopted policies and procedures reasonably designed to address the potential conflicts of interest described above.

Finally, a potential conflict of interest may arise because the investment mandates for certain other accounts, such as hedge funds, may allow extensive use of short sales, which, in theory, could allow them to enter into short positions in securities where other accounts hold long positions. The Sub-Adviser has policies and procedures reasonably designed to limit and monitor short sales by the other accounts to avoid harm to the Portfolios.

Compensation Structures of Portfolio Managers

Compensation consists of: (i) a fixed base salary; (ii) a bonus, which is based on ING IM performance, one, three, and five year pre-tax performance of the accounts the portfolio managers are primarily and jointly responsible for relative to account benchmarks, peer universe performance, and revenue growth and net cash flow growth (changes in the accounts’ net assets not attributable to changes in the value of the accounts’ investments) of the accounts they are responsible for; and (iii) long-term equity awards tied to the performance of our parent company, ING Groep and/or a notional investment in a pre-defined set of ING IM sub-advised funds.

Portfolio managers are also eligible to receive an annual cash incentive award delivered in part in some combination of cash and a deferred award in the form of ING stock.  The overall design of the annual incentive plan was developed to tie pay to both performance and cash flows, structured in such a way as to drive performance and promote retention of top talent.  As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators.  Investment performance is measured on both relative and absolute performance in all areas.

ING IM has a defined index (the Barclays Capital Global Aggregate Bond Index) and set performance goals to appropriately reflect requirements for the investment team. The measures for the team are outlined on a “scorecard” that is reviewed on an annual basis. These scorecards measure investment performance versus benchmark and peer groups over one-, three-, and five-year periods; and year-to-date net cash flow (changes in the accounts’ net assets not attributable to changes in the value of the accounts’ investments) and revenue growth for all accounts managed by the team. The results for overall ING IM scorecards are typically calculated on an asset weighted performance basis of the individual team scorecards.

Investment professionals’ performance measures for bonus determinations are weighted by 25% being attributable to the overall ING IM performance and 75% attributable to their specific team results (65% investment performance, 5% net cash flow, and 5% revenue growth).

ING IM’s long-term incentive plan is designed to provide ownership-like incentives to reward continued employment and to link long-term compensation to the financial performance of the business. Based on job function, internal comparators and external market data, employees may be granted long-term awards; all senior investment professionals participate in the long-term compensation plan. Participants receive annual awards determined by the management committee based largely on investment performance and contribution to firm performance. Plan awards are based on the current year’s performance as defined by the ING IM component of the annual incentive plan. Awards typically include a combination of performance shares which vest ratably over a three-year period, ING restricted stock and/or a notional investment in a predefined set of ING IM sub-advised funds, which are subject to a three-year cliff-vesting schedule.

If a portfolio manager’s base salary compensation exceeds a particular threshold, he or she may participate in ING’s deferred compensation plan.  The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, ING stock or at an annual fixed interest rate.  Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by each portfolio manager as of December 31, 2012, including investments by his or her immediate family members and amounts invested through retirement and deferred compensation plans:

Dollar Range of
Portfolio Managers	Portfolio Shares Owned

Christine Hurstellers	None
Michael Mata	None
Robert Robis	None

ING Invesco Comstock Portfolio

Sub-Adviser:  Invesco

Other Accounts Managed

The following table shows the number of accounts and total assets in the accounts managed by each portfolio manager as of December 31, 2012.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts(1)	Total Assets
Jason Leder	10	$16,645,800,000	1	$119,800,000	3,290	$428,814,300,000
Kevin Holt	10	$16,645,800,000	1	$119,800,000	3,290	$428,814,300,000
Devin Armstrong	10	$16,645,800,000	1	$119,800,000	3,290	$428,814,300,000
James Warwick	10	$16,645,800,000	1	$119,800,000	3,290	$428,814,300,000
Matthew Seinsheimer	10	$16,645,800,000	1	$119,800,000	3,290	$428,814,300,000

(1)                     These are accounts of individual investors for which Invesco provides investment advice.  Invesco offers separately managed accounts that are managed according to the investment models developed by its portfolio managers and used in connection with the management of certain Invesco Funds.  These accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account.  More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts:

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account.  Invesco seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline.  Most other funds and/or accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Invesco Funds.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts.  To deal with these situations, Invesco has adopted procedures for allocating portfolio transactions across multiple accounts.

Invesco determines which broker to use to execute each order for securities transactions for the fund(s), consistent with its duty to seek best execution of the transaction. However, for certain other accounts (such as mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Invesco may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker.  In these cases, trades for the fund(s) in a particular security may be placed separately from, rather than aggregated with, such other accounts.  Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the fund(s) or other account(s) involved.

Finally, the appearance of a conflict of interest may arise where Invesco has an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds and accounts for which a portfolio manager has day-to-day management responsibilities.

Invesco has adopted certain compliance procedures which are designed to address these types of conflicts.  However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Description of Compensation Structure

Invesco seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, and an equity compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive fund performance. Invesco evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following three elements:

Base Salary. Each portfolio manager is paid a base salary. In setting the base salary, Invesco’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.

Annual Bonus. The portfolio managers are eligible, along with other employees of Invesco, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the amount of the bonus pool available for Invesco’s investment centers. The Compensation Committee of Invesco Ltd. considers investment performance and financial results in its review. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e., investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).

Each portfolio manager’s compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager for the one-, three-, and five-year performance against fund peer group. Rolling time periods are based on calendar end.

Portfolio Managers may be granted a short-term award that vests on a pro rata basis over a four year period and final payments are based on the performance of eligible Invesco Funds selected by the portfolio manager at the time the award is granted.

Portfolio Managers for ING Invesco Comstock Portfolio’s compensation is based on the one-, three- and five-year performance against the Portfolio’s peer group.  Furthermore, for the portfolio manager(s) formerly managing the predecessor funds to the Invesco Funds in this footnote 3, they also have a ten-year performance measure.

High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.

Deferred/Long-Term Compensation. Portfolio managers may be granted an award that allows them to select receipt of shares of certain Invesco Funds with a vesting period as well as common shares and/or restricted shares of Invesco Ltd. stock from pools determined from time to time by the Compensation Committee of Invesco Ltd.’s Board of Directors. Awards of deferred/long-term compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by each portfolio manager including investments by his immediate family members and amounts invested through retirement and deferred compensation plans as of December 31, 2012.

Dollar Range of
Portfolio Managers	Fund Shares Owned

Jason Leder	None
Kevin Holt	None
Devin Armstrong	None
James Warwick	None
Matthew Seinsheimer	None

ING Invesco Equity and Income Portfolio

Sub-Adviser:  Invesco

Other Accounts Managed

The following table shows the number of accounts and total assets in the accounts managed by each portfolio manager as of December 31, 2012.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts(1)	Total Assets
James Roeder	7	$21,811,100,000	0	$0	265	$29,881,600,000
Thomas Bastian	7	$21,811,100,000	0	$0	265	$29,881,600,000
Sergio Marcheli	11	$24,003,900,000	0	$0	265	$29,881,600,000
Mark Laskin	7	$21,811,100,000	0	$0	265	$29,881,600,000
Mary Jayne Maly	7	$21,811,100,000	0	$0	265	$29,881,600,000
Chuck Burge	8	$14,653,200,000	7	$3,501,900,000	2	$283,800,000

(1)                     These are accounts of individual investors for which Invesco provides investment advice.  Invesco offers separately managed accounts that are managed according to the investment models developed by its portfolio managers and used in connection with the management of certain Invesco Funds.  These accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account.  More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts:

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account.  Invesco seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline.  Most other funds and/or accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Invesco Funds.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts.  To deal with these situations, Invesco has adopted procedures for allocating portfolio transactions across multiple accounts.

Invesco determines which broker to use to execute each order for securities transactions for its fund(s), consistent with its duty to seek best execution of the transaction. However, for certain other accounts (such as mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Invesco may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker.  In these cases, trades for the fund(s) in a particular security may be placed separately from, rather than aggregated with, such other accounts.  Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the fund(s) or other account(s) involved.

Finally, the appearance of a conflict of interest may arise where Invesco has an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds and accounts for which a portfolio manager has day-to-day management responsibilities.

Invesco has adopted certain compliance procedures which are designed to address these types of conflicts.  However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Description of Compensation Structure

Invesco seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, and an equity compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive fund performance. Invesco evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following three elements:

Base Salary. Each portfolio manager is paid a base salary. In setting the base salary, Invesco’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.

Annual Bonus. The portfolio managers are eligible, along with other employees of Invesco, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the amount of the bonus pool available for Invesco’s investment centers. The Compensation Committee of Invesco Ltd. considers investment performance and financial results in its review. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e., investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).

Each portfolio manager’s compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager for the one-, three-, and five-year performance against fund peer group. Rolling time periods are based on calendar end.

Portfolio Managers may be granted a short-term award that vests on a pro rata basis over a four year period and final payments are based on the performance of eligible Invesco Funds selected by the portfolio manager at the time the award is granted.

Portfolio Managers for ING Invesco Equity and Income Portfolio’s compensation is based on the one-, three- and five-year performance against the Portfolio’s peer group.  Furthermore, for the portfolio manager(s) formerly managing the predecessor funds to the Invesco Funds in this footnote 3, they also have a ten-year performance measure.

High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.

Deferred/Long-Term Compensation. Portfolio managers may be granted an award that allows them to select receipt of shares of certain Invesco Funds with a vesting period as well as common shares and/or restricted shares of Invesco Ltd. stock from pools determined from time to time by the Compensation Committee of Invesco Ltd.’s Board of Directors. Awards of deferred/long-term compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by each portfolio manager as of December 31, 2012, including investments by his or her immediate family members and amounts invested through retirement and deferred compensation plans.

Dollar Range of
Portfolio Managers	Fund Shares Owned

James Roeder	None
Thomas Bastian	None
Sergio Marcheli	None
Mark Laskin	None
Mary Jayne Maly	None
Chuck Burge	None

ING JPMorgan Mid Cap Value Portfolio

Sub-Adviser:  JP Morgan or JPMIM

Other Accounts Managed

The following table shows the number of accounts and total assets in the accounts managed by each portfolio manager as of December 31, 2012:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts*	Total Assets	Number of Accounts*	Total Assets	Number of Accounts*	Total Assets
Jonathan K. L. Simon	17	$18,054,298,000	7	$4,804,947,000	29	$4,242,640,000
Lawrence E. Playford	9	$14,116,757,000	2	$727,143,000	19	$1,541,623,000
Gloria Fu	9	$14,116,757,000	2	$727,143,000	19	$1,541,623,000

*None of the accounts managed are subject to performance fees.

Potential Conflicts of Interest

The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Portfolio. Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing JPMorgan’s and its affiliates’ clients’ portfolios is organized according to investment strategies within asset classes.  Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy.  Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios.  Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimize the potential for conflicts of interest.

JPMorgan and/or its affiliates may receive more compensation with respect to certain other accounts than that received with respect to the Portfolio or may receive compensation based in part on the performance of certain other accounts.  This may create a potential conflict of interest for JPMorgan and its affiliates or its portfolio managers by providing an incentive to favor these other accounts when, for example, placing securities transactions.  In addition, JPMorgan or its affiliates could be viewed as having a conflict of interest to the extent that JPMorgan or an affiliate has a proprietary investment in other accounts, the portfolio managers have personal investments in other accounts or the other accounts are investment options in JPMorgan’s or its affiliate’s employee benefit plans.  Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon JPMorgan and its affiliates by law, regulation, contract, or internal policies.  Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JPMorgan or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts.  IPOs, in particular, are frequently of very limited availability.

JPMorgan and its affiliates may be perceived as causing accounts they manage to participate in an offering to increase JPMorgan’s and its affiliates’ overall allocation of securities in that offering.

A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account.  If JPMorgan or its affiliates manages accounts that engage in short sales of securities of the type in which the Portfolio invests, JPMorgan or its affiliates could be seen as harming the performance of the Portfolio for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

As an internal policy matter, JPMorgan may, from time to time, maintain certain overall investment limitations on the securities positions or positions in other financial instruments JPMorgan or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude an account from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the account’s objectives.

The goal of JPMorgan and its affiliates is to meet their fiduciary obligation with respect to all clients. JPMorgan and its affiliates have policies and procedures designed to manage conflicts. JPMorgan and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JP Morgan’s Codes of Ethics and JPMorgan Chase & Co.’s Code of Conduct. With respect to the allocation of investment opportunities, JPMorgan and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

Orders for the same equity security traded through a single trading desk or system are aggregated on a continual basis throughout each trading day consistent with JPMorgan’s and its affiliates’ duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minims allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, JPMorgan and its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed-income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, JPMorgan and its affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JPMorgan or its affiliates so that fair and equitable allocation will occur over time.

Compensation Structure of Portfolio Managers

JPMorgan’s portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and may include mandatory notional investments (as described below) in selected mutual funds advised by JPMorgan or its affiliates. These elements reflect individual performance and the performance of JPMorgan’s business as a whole.

Each portfolio manager’s performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages.

Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients’ risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager’s performance with respect to the mutual funds he or she manages, the funds’ pre-tax performance is compared to the appropriate market peer group and to each fund’s benchmark index listed in the fund’s prospectus over one-, three- and five- year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long term.

Awards of restricted stock are granted as part of an employee’s annual performance bonus and comprise from 0% to 40% of a portfolio manager’s total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager’s bonus may instead be subject to a mandatory notional investment in selected mutual funds advised by JPMorgan or its affiliates. When these awards vest over time, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by each portfolio manager as of December 31, 2012, including investments by his or her immediate family members and amounts invested through retirement and deferred compensation plans.

Dollar Range of
Portfolio Managers	Fund Shares Owned

Jonathan K. L. Simon	None
Lawrence E. Playford	None
Gloria Fu	None

ING Oppenheimer Global Portfolio

Sub-Adviser:  Oppenheimer

Other Accounts Managed

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2012.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts(1)
Portfolio Manager	Number of Accounts*	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Rajeev Bhaman	7	$15,091,550,000	2	590,620,000	2	310,970,000

* None of these accounts have an advisory fee based on the performance of the account.

(1)  Does not include personal accounts of portfolio managers and their families, which are subject to the Code of Ethics.

Potential Conflicts of Interest

As indicated above, the portfolio manager may also manage other funds and accounts.  At different times, a portfolio manager may manage other funds or accounts with investment objectives and strategies similar to, or different from, those of the Portfolio.  At times, those responsibilities could potentially conflict with the interests of the Portfolio.  That may occur whether the investment objectives and strategies of the other funds and accounts are the same as, or different from, the Portfolio’s investment objectives and strategies.  For example, the portfolio manager may need to allocate investment opportunities between the Portfolio and another fund or account having similar objectives or strategies, or may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Portfolio.  Not all funds and accounts sub-advised by Oppenheimer have the same sub-advisory fee. If the sub-advisory fee structure of another fund or account is more advantageous to Oppenheimer than the fee structure of the Portfolio, Oppenheimer could have an incentive to favor the other fund or account.  However, Oppenheimer’s compliance procedures and Code of Ethics recognize Oppenheimer’s fiduciary obligations to treat all of its clients, including the Portfolio, fairly and equitably, and are designed to preclude the portfolio manager from favoring one client over another.  It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so.

Compensation Structure of Portfolio Managers

The Portfolio’s portfolio manager is employed and compensated by Oppenheimer, not the Portfolio. Under Oppenheimer’s compensation program for its portfolio managers and portfolio analysts, compensation is based primarily on relative investment performance results of the portfolios or accounts they manage, rather than on the financial success of Oppenheimer. This is intended to align the interests of the portfolio managers and analysts with the success of the portfolios and accounts and their shareholders. The portfolio manager’s compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. Portfolio manager’s compensation generally consists of three elements: a base salary, an annual bonus (comprised of both a formulaic performance component and a discretionary component) and eligibility to participate in long-term awards.  Long-term award grants may consist of appreciation rights in regard to the common stock of Oppenheimer’s holding company parent, restricted shares of such common stock, as well as deferred investments in the fund(s) managed by the portfolio manager.

The portfolio manager’s compensation is not directly based on the total value of assets they manage; however, higher total compensation potential is likely to align with greater assets under management.  The compensation structure is intended to be internally and externally equitable and serve to reduce potential conflict of interest arising from the portfolio manager’s responsibilities managing different funds or accounts.  The base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions. The formulaic performance component of the annual bonus is measured against the one, three and five year performance, or performance since inception, as applicable, of the fund(s) relative to an appropriate Morningstar peer group category selected by senior management of Oppenheimer.  The compensation structure is weighted towards long-term performance of the funds which best aligns the interests of the portfolio manager and the shareholder. Below median performance in all three periods results in an extremely low, and in some cases no, performance based bonus. The annual discretionary bonus is determined by senior management of Oppenheimer and is based on a number of factors, including management quality (such as style consistency, risk management, sector coverage, team leadership and coaching), contributions to marketing efforts and organizational development.

The compensation structure of other portfolios and/or accounts managed by the portfolio manager, if any, is generally the same as the compensation structure described above.

The Morningstar group category used with respect to the Portfolio is Morningstar — World Stock.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2012, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.

Dollar Range of
Portfolio Manager	Fund Shares Owned

Rajeev Bhaman	None

ING PIMCO Total Return Portfolio

Sub-Adviser:   PIMCO

Other Accounts Managed

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2012.

	Registered Investment Companies		Other Pooled Investment Vehicles*		Other Accounts**
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts*	Total Assets	Number of Accounts**	Total Assets
William H. Gross	42	419,981,960	33	52,341,020	67	34,023,940

*   Of the accounts listed, 7 accounts with assets of $3,660,620 have performance based advisory fees.

** Of the accounts listed, 18 accounts with assets of $8,642,430 have performance based advisory fees.

Regulatory and Litigation Matters

PIMCO is not the subject of any lawsuit which can reasonably be expected to have a material adverse effect on PIMCO’s ability to provide investment management service.

Potential Conflicts of Interest

From time to time, potential and actual conflicts of interest may arise between the portfolio manager’s management of the investments of the Portfolio, on the one hand, and the management of other accounts, on the other.  Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Portfolio, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Portfolio.  The other accounts might also have different investment objectives or strategies than the Portfolio.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of the Portfolio.  Because of his position with the Portfolio, the portfolio manager knows the size, timing and possible market impact of the Portfolio’s trades.  It is theoretically possible that the portfolio manager could use this information to the advantage of other accounts he manages and to the possible detriment of the Portfolio.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines.  Often, an investment opportunity may be suitable for both the Portfolio and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully.  Similarly, there may be limited opportunity to sell an investment held by the Portfolio and another account.  PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook.  PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Portfolio and certain pooled investment vehicles, including investment opportunity allocation issues.

Conflicts potentially limiting the Portfolio’s investment opportunities may also arise when the Portfolio and other PIMCO clients invest in different parts of an issuer’s capital structure, such as when the Portfolio owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other PIMCO clients or PIMCO may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting the Portfolio’s investment opportunities.

Additionally, if PIMCO acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager may be restricted from purchasing securities or selling securities for the Portfolio. When making investment decisions where a conflict of interest may arise, PIMCO will endeavor to act in a fair and equitable manner as between the Portfolio and other clients; however, in certain instances the resolution of the conflict may result in PIMCO acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of the Portfolio.

Performance Fees. The portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he believes might be the most profitable to such other accounts instead of allocating them to the Portfolio. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Portfolio and such other accounts on a fair and equitable basis over time.

Compensation Structure of the Portfolio Manager

PIMCO has adopted a Total Compensation Plan for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement.  The Total Compensation Plan includes an incentive component that rewards high performance standards, work ethic, and consistent individual and team contributions to the firm.  The compensation of portfolio managers consists of a base salary, discretionary performance bonus, and may include an equity or long term incentive component.

Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation.  PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

The Total Compensation Plan consists of three components:

•                  Base Salary - Base salary is determined based on core job responsibilities, positions/levels, and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or a significant change in the market. Base salary is paid in regular installments throughout the year and payment dates are in line with local practice.

•                  Performance Bonus - Performance bonuses are designed to reward individual performance. Each professional and his or her supervisor will agree upon performance objectives to serve as a basis for performance evaluation during the year. The objectives will outline individual goals according to pre-established measures of the group or department success. Achievement against these goals as measured by the employee and supervisor will be an important, but not exclusive, element of the Compensation Committee’s bonus decision process. Final award amounts are determined at the discretion of the Compensation Committee and will also consider firm performance.

•                  Equity or Long Term Incentive Compensation — Equity allows key professionals to participate in the long-term growth of the firm. This program provides mid to senior level employees with the potential to acquire an equity stake in PIMCO over their careers and to better align employee incentives with the firm’s long-term results.  These options vest over a number of years and may convert into PIMCO equity which shares in the profit distributions of the firm.  M Units are non-voting common equity of PIMCO and provide a mechanism for individuals to build a significant equity stake in PIMCO over time.  Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and option awards.  PIMCO incorporates a progressive allocation of option awards as a percentage of total compensation which is in line with market practices.

In certain countries with significant tax implications for employees to participate in the M Unit Option Plan, PIMCO continues to use the Long Term Incentive Plan (“LTIP”) in place of the M Unit Option Plan. The LTIP provides cash awards that appreciate or depreciate based upon PIMCO’s performance over a three-year period.  The aggregate amount available for distribution to participants is based upon PIMCO’s profit growth.

Participation in the M Unit Option Plan and LTIP is contingent upon continued employment at PIMCO.

In addition, the following non-exclusive list of qualitative criteria may be considered when specifically determining the total compensation for portfolio managers:

•                                          3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Portfolio) and relative to applicable industry peer groups;

•                                          Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the

Investment Committee/CIO approach to the generation of alpha;

•                                          Amount and nature of assets managed by the portfolio manager;

•                                          Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•                                          Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•                                          Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•                                          Contributions to asset retention, gathering and client satisfaction;

•                                          Contributions to mentoring, coaching and/or supervising; and

•                                          Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any fund or any other account managed by that portfolio manager.

Profit Sharing Plan. Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits.  Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2012, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.

Dollar Range of
Portfolio Manager	Fund Shares Owned

William H. Gross	None

ING Pioneer High Yield Portfolio

Sub-Adviser:  Pioneer

Other Accounts Managed

The following table shows the number of accounts and total assets in the accounts managed by each portfolio manager as of December 31, 2012.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Andrew Feltus	9	$13,533,812,000	3	$4,683,392,000	1	$643,011,000
Tracy Wright	4	$4,377,716,000	2	$4,612,512,000	1	$160,059,000

Potential Conflicts of Interest

When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another.  The principal types of potential conflicts of interest that may arise are discussed below.  For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager’s responsibility for the management of the Portfolio as well as one or more other accounts.  Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks.  Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another.  Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interests.  See “Compensation Structure of Portfolio Managers” below.

•                              A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as IPOs and private placements.  If, for example, an IPO that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the IPO.  Generally, investments for which there is limited availability are allocated based upon a range of factors including available cash and consistency with the accounts’ investment objectives and policies.  This allocation methodology necessarily involves some subjective elements but is intended over time to treat each client in an equitable and fair manner.  Generally, the investment opportunity is allocated among participating accounts on a pro rata basis.  Although Pioneer believes that its practices are reasonably designed to treat each client in an equitable and fair manner, there may be instances where a fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity.

•                        A portfolio manager could favor one account over another in the order in which trades for the accounts are placed.  If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions.  The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price.  When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are “bunched,” which means that the trades for the individual accounts are aggregated and each account receives the same price.  There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements).  Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price.  Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

•                        A portfolio manager could favor an account if the portfolio manager’s compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager.  If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager’s bonus achieve the best possible performance to the possible detriment of other accounts.  Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager’s compensation.

•                              A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns.  For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

•                              If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise.  For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short.  In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations.  However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation Structure of Portfolio Managers

Pioneer has adopted a system of compensation for portfolio managers and seeks to align the financial interests of the portfolio managers with both those of shareholders of the accounts the portfolio managers manage, through incentive payments based in part on the relative investment performance of those funds, and also Pioneer through incentive payments based in part on Pioneer’s financial performance.  Pioneer’s compensation arrangements with its portfolio managers are determined on the basis of the portfolio manager’s overall services to Pioneer and its affiliates and not on the basis of specific funds or accounts managed by the portfolio manager.  The compensation program for all Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees.  Base compensation is fixed and normally reevaluated on an annual basis. Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager.  The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and aligns the financial incentives of Pioneer and the investment professional.  Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary.  The annual bonus is based upon a combination of the following factors:

•                              Quantitative Investment Performance.  The quantitative investment performance calculation is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31.  The account is ranked against its peer group universe (60%) and a broad-based securities market index (40%).

•                              Qualitative Performance.  The qualitative performance component includes specific objectives that are mutually established and evaluated by each portfolio manager and management.

•                              Company Results and Business Line Results. Company results and business/division line results affect a portfolio manager’s actual bonus by a leverage factor of plus or minus (+/-) a predetermined percentage.

Certain portfolio managers participate in an incentive plan whereby senior executives or other key employees are granted options in stock of Pioneer Global Asset Management S.p.A., an affiliate of Pioneer, at the then fair value of the underlying stock. These options are generally exercisable within three years.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by each portfolio manager as of December 31, 2012, including investments by his or her immediate family members and amounts invested through retirement and deferred compensation plans.

Dollar Range of
Portfolio Managers	Fund Shares Owned

Andrew Feltus	None
Tracy Wright	None

ING T. Rowe Price Diversified Mid Cap Growth Portfolio

Sub-Adviser:  T. Rowe Price

Other Accounts Managed

The following table shows the number of accounts and total assets in the accounts managed by each portfolio manager as of December 31, 2012.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts(1)	Total Assets	Number of Accounts(1)	Total Assets	Number of Accounts(1)	Total Assets
Donald J. Peters	5	$651,600,000	0	$0	27	$1,367,400,000
Donald J. Easley	0	$0	0	$0	2	$40,000,000

(1)                     None of these accounts have an advisory fee based on the performance of the account.  The information provided above does not include the Portfolio for which T. Rowe Price serves as Sub-Adviser for ING.

Potential Conflicts of Interest

T. Rowe Price is not aware of any material conflicts of interest that may arise in connection with each portfolio manager’s management of the Portfolio’s investments and the investments of the other accounts.

Portfolio managers at T. Rowe Price typically manage multiple accounts.  These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), and commingled trust accounts.  Portfolio managers make investment decisions for the Portfolio based on the investment objective, policies, practices and other relevant investment considerations that the managers believe are applicable to the Portfolio.  Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients.  Also, as disclosed under “Compensation Structure of Portfolio Managers,” our portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

Compensation Structure of Portfolio Managers

Portfolio manager compensation consists primarily of a base salary, a cash bonus and an equity incentive that usually comes in the form of a stock option grant.  Occasionally, portfolio managers will also have the opportunity to participate in other investments partnerships.  Compensation is variable and is determined based on the following factors:

Investment performance over one-, three-, five-, and ten-year periods is the most important input.  T. Rowe Price evaluates performance in absolute, relative and risk-adjusted terms. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. Relative performance and risk-adjusted performance are determined with reference to a broad based index (i.e., S&P 500® Index) and an applicable Lipper Index (i.e., Large Cap Growth), though other benchmarks may be used as well.  Investment results are also measured against comparably managed funds of competitive investment management firms. The selection of comparable funds is approved by the applicable investment steering committee and are the same as those presented to the directors of the T. Rowe Price Funds in their regular review of fund performance.  Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds.  It is important to note that compensation is viewed with a long-term time horizon. The more consistent a portfolio manager’s performance over time, the higher the compensation opportunity.  The increase or decrease in the Portfolio’s assets due to the purchase or sale of Portfolio shares is not considered a material factor.

Contribution to our overall investment process is an important consideration as well.  Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts and being good corporate citizens are important components of T. Rowe Price’s long-term success and are highly valued.

All employees at T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group.  In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution.  Eligibility for and participation in these plans is on the same basis as for all employees.  Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by each portfolio manager as of December 31, 2012, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.

Dollar Range of
Portfolio Managers	Fund Shares Owned

Donald J. Peters	None
Donald J. Easley	None

ING T. Rowe Price Growth Equity Portfolio

Sub-Adviser:  T. Rowe Price

Other Accounts Managed

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2012.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts(1)	Total Assets	Number of Accounts(1)	Total Assets	Number of Accounts(1)	Total Assets
P. Robert Bartolo	9	$36,515,600,000	1	$956,000,000	9	$1,399,700,000

(1)                     None of these accounts have an advisory fee based on the performance of the account.  The information provided above does not include the Portfolio for which T. Rowe Price serves as Sub-Adviser for ING.

Potential Conflicts of Interest

T. Rowe Price is not aware of any material conflicts of interest that may arise in connection with the portfolio manager’s management of the Portfolio’s investments and the investments of the other accounts.

Portfolio managers at T. Rowe Price typically manage multiple accounts.  These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), and commingled trust accounts.  Portfolio managers make investment decisions for the Portfolio based on the investment objective, policies, practices and other relevant investment considerations that the managers believe are applicable to the Portfolio.  Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio.  T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients.  Also, as disclosed under “Compensation Structure of Portfolio Managers”, our portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

Compensation Structure of Portfolio Managers

Portfolio manager compensation consists primarily of a base salary, a cash bonus and an equity incentive that usually comes in the form of a stock option grant.  Occasionally, portfolio managers will also have the opportunity to participate in other investments partnerships.  Compensation is variable and is determined based on the following factors:

Investment performance over one-, three-, five-, and ten-year periods is the most important input.  We evaluate performance in absolute, relative and risk-adjusted terms. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. Relative performance and risk-adjusted performance are determined with reference to a broad based index (i.e., S&P 500® Index) and an applicable Lipper Index (i.e., Large Cap Growth), though other benchmarks may be used as well.  Investment results are also measured against comparably managed funds of competitive investment management firms.  The selection of comparable funds is approved by the applicable investment steering committee and are the same as those presented to the directors of the T. Rowe Price Funds in their regular review of fund performance.  Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds.  It is important to note that compensation is viewed with a long-term time horizon.  The more consistent a portfolio manager’s performance over time, the higher the compensation opportunity.  The increase or decrease in the Portfolio’s assets due to the purchase or sale of Portfolio shares is not considered a material factor.

Contribution to our overall investment process is an important consideration as well.  Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts and being good corporate citizens are important components of T. Rowe Price’s long-term success and are highly valued.

All employees at T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group.  In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution.  Eligibility for and participation in these plans is on the same basis as for all employees.  Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2012, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.

Dollar Range of
Portfolio Manager	Fund Shares Owned

P. Robert Bartolo	None

ING Templeton Foreign Equity Portfolio

Sub-Adviser:   Templeton

Other Accounts Managed

The following table shows the number of accounts and total assets in the accounts managed by each portfolio manager as of December 31, 2012.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts(1)	Total Assets	Number of Accounts(1)	Total Assets	Number of Accounts(1)	Total Assets
Antonio T. Docal, CFA	7	$7,656,700,000	5	$2,099,600,000	47	$7,793,700,000
Peter A. Nori, CFA	12	$14,797,700,000	1	$1,237,000,000	31	$4,834,300,000
Cindy L. Sweeting, CFA	15	$16,342,200,000	4	$2,628,400,000	38	$11,676,700,000

Potential Conflicts of Interest

The management of multiple funds, including the Portfolio, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. Templeton seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline.  Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Portfolio.  Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest.  The separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest.  However, securities selected for funds or accounts other than the Portfolio may outperform the securities selected for the Portfolio.  Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Portfolio may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts.  Templeton seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest.  A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management.  As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest.  While Templeton and the Adviser have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The Adviser and Templeton have adopted certain compliance procedures that are designed to address these, and other, types of conflicts.  However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation Structure of Portfolio Managers

Templeton seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals.  Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package.  Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Templeton guidelines.

Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base salary Each portfolio manager is paid a base salary.

Annual bonus Annual bonuses are structured to align the interests of the portfolio manager with those of the Portfolio’s shareholders.  Each portfolio manager is eligible to receive an annual bonus.  Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources Inc. stock (17.5% to 25%) and mutual fund shares (17.5% to 25%).  The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources Inc. and mutual funds advised by Templeton.  The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Portfolio shareholders.  The Chief Investment Officer of Templeton and/or other officers of Templeton, with responsibility for the Portfolio, have discretion in the granting of annual bonuses to portfolio managers in accordance with Templeton guidelines.  The following factors are generally used in determining bonuses under the plan:

•                  Investment performance.  Primary consideration is given to the historic investment performance over the 1, 3, and 5 preceding years of all accounts managed by the portfolio manager.  The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

•                  Research. Where the portfolio management team also has research responsibilities, each portfolio manager is evaluated on the number and performance of recommendations over time, productivity and quality of recommendations, and peer evaluation.

•                  Non-investment performance.  For senior portfolio managers, there is a qualitative evaluation based on leadership and the mentoring of staff.

•                  Responsibilities.  The characteristics and complexity of funds managed by the portfolio manager are factored in the investment manager’s appraisal.

Additional long-term equity-based compensation Portfolio managers may also be awarded restricted shares or units of Franklin Resources Inc. stock or restricted shares or units of one or more mutual funds.  Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of Templeton.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by each portfolio manager as of December 31, 2012, including investments by his or her immediate family members and amounts invested through retirement and deferred compensation plans.

Dollar Range of
Portfolio Manager	Fund Shares Owned

Antonio T. Docal, CFA	None
Peter A. Nori, CFA	None
Cindy L. Sweeting, CFA	None

PRINCIPAL UNDERWRITER

Shares of the Portfolios are offered on a continuous basis. The Company has entered into a distribution agreement with the Distributor (“Distribution Agreement”) pursuant to which the Distributor serves as principal underwriter of the Portfolios. The Distributor is a Delaware limited liability company and is an indirect, wholly-owned subsidiary of ING Groep and an affiliate of the Adviser. The Distributor’s principal offices are located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258.

On December 29, 2006, an internal reorganization was undertaken in which the distribution functions for certain ING Funds were transferred from Directed Services Inc., the predecessor to DSL, to ING Investments Distributor, LLC (formerly, ING Funds Distributor, LLC), the predecessor to the Distributor. As a result of this transfer, ING Investments Distributor, LLC assumed all contractual obligations and became the sole distributor for the Portfolios.

As principal underwriter for the Portfolios, the Distributor has agreed to use its best efforts to distribute the shares of the Portfolios, although it is not obligated to sell any particular amount of shares.  The Distributor shall be responsible for all expenses of providing distribution services including the costs of printing and distributing prospectuses and SAIs for prospective shareholders and such other sales literature, reports, forms, advertising, and any other marketing efforts by the Distributor in connection with the distribution or sale of the shares.

The Company shall be responsible for the costs of registering the shares with the SEC and for the costs of preparing prospectuses and SAIs and such other documents as are required to maintain the registration of the shares with the SEC as well as their distribution to existing shareholders.  The Distributor does not receive compensation for providing services under the Distribution Agreement.

The Distribution Agreement may be continued from year to year if approved annually by the Directors or by a vote of holders of a majority of each Portfolio’s shares, and by a vote of a majority of the Directors who are not “interested persons” of the Distributor, or the Company, appearing in person at a meeting called for the purpose of approving such Agreement.

The Distribution Agreement terminates automatically upon assignment and may be terminated at any time on sixty (60) days’ written notice by the Directors, the Distributor, or by vote of holders of a majority of a Portfolio’s shares without the payment of any penalty.

RULE 12B-1 PLANS AND SHAREHOLDER SERVICE PLANS

The Company has distribution plans pursuant to Rule 12b-1 under the 1940 Act (“Rule 12b-1 Plans”) applicable to the Class ADV and Class S2 shares offered by the Portfolios.

The Company has shareholder service plans (“Shareholder Service Plans”) applicable to Class ADV, Class S, and Class S2 shares offered by the Portfolios.

The Portfolios intend to operate the Rule 12b-1 Plans and Shareholder Service Plans in accordance with their terms and the Financial Industry Regulatory Authority (“FINRA”) rules concerning sales charges. Under the Rule 12b-1 Plans and Shareholder Service Plans, the Distributor may be entitled to payment each month in amounts in connection with the offering, sale, and shareholder services of the Class ADV, Class S, and Class S2 shares as a percentage of each Portfolio’s average daily net assets set forth in the table below. The Portfolios do not have a 12b-1 Plan or Shareholder Service Plan with respect to Class I shares of the Portfolios.

The Directors have classified shares of each of the Portfolios into four classes: Class ADV shares; Class I shares; Class S shares; and Class S2 shares.  Shares of each class of each Portfolio represent an equal pro rata interest in a Portfolio and, generally, have identical voting, dividend, liquidation and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (i) each class has a different designation; (ii) each class of shares bears any expenses attributable to that class; and (iii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to it or its distribution arrangements or service arrangements and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.  In addition, the Class ADV, Class I, Class S, and Class S2 shares have the features described below.

Each class of shares represents interests in the same portfolio of investments of a Portfolio, and shall be identical in all respects, except for the impact of expenses, exchange privileges, the designation of each class of shares of a Portfolio, and any different shareholder services relating to a class of shares. Any other incremental expenses identified from time to time will be properly allocated to one class as long as any changes in expense allocations are reviewed and approved by a vote of the Board including a majority of the Independent Directors.

The Portfolios’ shares are not subject to an initial sales charge or contingent deferred sales charge. Class I shares are not subject to a shareholder service fee or a 12b-1 distribution fee. Class S shares are not subject to a distribution fee.

The following table sets forth the Distribution and Shareholder Servicing Fees for the Portfolios.

Portfolio	Class ADV	Class S		Class S2(1)
ING American Century Small-Mid Cap Value Portfolio	0.50%	0.25%		0.50%
ING Baron Growth Portfolio	0.50%	0.25	%(2)	0.50%
ING Columbia Contrarian Core Portfolio	0.50%	0.25%		0.50%
ING Columbia Small Cap Value II Portfolio	0.50%	0.25%		0.50%
ING Global Bond Portfolio	0.50%	0.25%		N/A
ING Invesco Comstock Portfolio	0.50%	0.25%		0.50%
ING Invesco Equity and Income Portfolio	0.50%	0.25%		0.50%
ING JPMorgan Mid Cap Value Portfolio	0.50%	0.25%		0.50%
ING Oppenheimer Global Portfolio	0.50%	0.25%		0.50%
ING PIMCO Total Return Portfolio	0.50%	0.25%		0.50%
ING Pioneer High Yield Portfolio	N/A	0.25%		0.50%
ING T. Rowe Price Diversified Mid Cap Growth Portfolio	0.50%	0.25%		0.50%
ING T. Rowe Price Growth Equity Portfolio	0.50%	0.25%		0.50%
ING Templeton Foreign Equity Portfolio	0.50%	0.25%		0.50%

(1)           The Distributor has contractually agreed to waive 0.10% of the distribution fee for Class S2 shares of the Portfolios, so that the actual fee paid by a Portfolio is an annual rate of 0.15%. Absent this waiver, the distribution fee is 0.25% of net assets. The expense waiver will continue through at least May 1, 2014. There is no guarantee that this waiver will continue after this date.

(2)           Pursuant to a side agreement effective May 1, 2013, the Distributor has agreed to waive a portion of its shareholder service fee and/or reimburse expenses in amounts necessary so that after such waivers and/or reimbursements, the maximum operating expenses of the Class S shares of ING Baron Growth Portfolio does not exceed 1.31% through May 1, 2014.  There is no guarantee that this side agreement will renew after that date.  This side agreement will renew only if the Distributor elects to renew it.  There is no guarantee that this side agreement will renew after that date.

Rule 12b-1 Plans (Class ADV and Class S2 Shares)

The Company has adopted a Distribution Plan for Class ADV shares dated August 8, 2001 and Class S2 shares dated November 14, 2008. Under the Distribution Plans the Company may pay to the Adviser a distribution fee (“Distribution Fee”) at the rate of 0.25% of the average daily net assets of each Portfolio’s Class ADV shares and Class S shares. The Distribution Plans permit the Portfolios to pay for marketing and other fees to support the sale and distribution of Class ADV shares and Class S shares of the Portfolios provided by securities dealers (including the Distributor) and other financial intermediaries and plan administrators (“financial services firms”).

Since the Distribution Fee is not directly tied to expenses, the amount of the Distribution Fees paid by a Portfolio during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan.  For this reason, this type of arrangement is characterized by the Staff of the SEC as being of the “compensation variety” (in contrast to “reimbursement” arrangements by which a distributor’s payments are directly linked to its expenses).

Distribution expenses payable pursuant to the Distribution Plan include, but not limited to:  (i) compensation to and expenses of employees of the Distributor who engage in or support distribution of the Class ADV shares and Class S2 shares, including overhead and telephone expenses; (ii) printing of prospectuses and reports for other than existing shareholders; preparation, printing and distribution of sales literature and advertising materials; and (iii) compensation to service organizations (“Service Organizations”) who sell Class ADV shares and Class S2 shares.  The Distributor may negotiate with any such Service Organizations the services to be provided by the Service Organization to shareholders in connection with the sale of Class ADV shares and Class S2 shares (“Distribution Services”), and all or any portion of the compensation paid to the Distributor may be reallocated by the Distributor to Service Organizations who sell Class ADV shares and Class S2 shares.

Shareholder Services Plans (Class ADV, Class S, and Class S2 Shares)

Class ADV, Class S, and Class S2 shares of each Portfolio are subject to Shareholder Service Plans.  Under the Shareholder Service Plans, the Distributor is entitled to use proceeds from the Shareholder Service Plans to pay for services including, but not limited to: (i) teleservicing support in connection with the Portfolios; (ii) delivery and responding to inquiries regarding prospectuses, shareholder reports, notices, proxy statements, information statement, and other information regarding the Portfolios; (iii) facilitation of the tabulation of Variable Contract owners’ votes in the event of a meeting of a Portfolio’s shareholders; (iv) the conveyance of information relating to shares purchased and redeemed and share balances to the Company, its transfer agent, or the Distributor as may be reasonably requested; (v) provision of support services including providing information about the Company and its Portfolios and answering questions concerning the Company and its Portfolios, including questions respecting Variable Contract owners’ interests in one or more Portfolios; (vi) provision and administration of Variable Contract features for the benefit of Variable Contract owners participating in the Portfolios, including fund transfers, dollar cost averaging, asset allocation, Portfolio rebalancing, earnings sweep, and pre-authorized deposits and withdrawals; and (vii) provision of other services as may be agreed upon from time to time.

Class I Shares

Class I shares of a Portfolio are intended for distribution networks including non-qualified annuity and life insurance contracts and qualified retirement plans offered through an annuity contract, as well as qualified retirement plans offered through a custodial account where the sale is made on a direct basis without the involvement of a financial intermediary, or where the qualified retirement plan has assets of $50 million or more. Class I shares of a Portfolio are offered without a sales charge, a shareholder servicing fee or a distribution fee.

All Plans

The Distributor is required to report in writing to the Board at least quarterly on the amounts and purpose of any payment made under the Shareholder Service Plans and Rule 12b-1 Plans and any related agreements, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination whether a plan should be continued.  The terms and provisions of the Rule 12b-1 Plans relating to required reports, term, and approval are consistent with the requirements of Rule 12b-1.

The Rule 12b-1 Plans and Shareholder Service Plans continue from year to year, provided such continuance is approved annually by vote of the Board, including a majority of Independent Directors.  The Shareholder Service Plans and Rule 12b-1 Plans may not be amended to increase the amount to be spent for the shareholder services provided by the Distributor without shareholder approval.  All amendments to the Rule 12b-1 Plans and Shareholder Service Plans must be approved by the Board in the manner described above.  The Rule 12b-1 Plans may be terminated at any time, without penalty, by vote of a majority of the Independent Directors upon not more than thirty (30) days notice to any other party to the Rule 12b-1 Plans and Shareholder Service Plans.  All persons who are under common control of the Portfolios could be deemed to have a financial interest in the Rule 12b-1 Plans and Shareholder Service Plans.  No other interested person of the Portfolios has a financial interest in the Rule 12b-1 Plans and Shareholder Service Plans.

In approving the Rule 12b-1 Plans and Shareholder Service Plans, the Board considered all the features of the distribution system, including: (i) the advantages to the shareholders of economies of scale resulting from growth in the Portfolios’ assets and potential continued growth; (ii) the services provided to the Portfolios and its shareholders by the Distributor; and (iii) the Distributor’s shareholder distribution-related expenses and costs.

Total Distribution and Shareholder Service Fees Paid

The following table sets forth the total distribution expenses incurred by and paid to the Distributor for the costs of promotion and distribution with respect to each class of shares for the Portfolios Distributor for the fiscal years ended December 31, 2012.

Distribution Expenses	Class ADV	Class I	Class S	Class S2
ING American Century Small-Mid Cap Value Portfolio
Advertising	$0	$0	$0	$0
Printing	$0	$0	$0	$0
Salaries & Commissions	$0	$0	$0	$0
Broker Servicing	$228,387	$0	$198,468	$9,799
Miscellaneous	$0	$0	$0	$0
Total	$228,387	$0	$198,468	$9,799

ING Baron Growth Portfolio
Advertising	$0	$0	$0	$0
Printing	$0	$0	$0	$0
Salaries & Commissions	$0	$0	$0	$0
Broker Servicing	$289,020	$0	$1,312,294	$2,674
Miscellaneous	$0	$0	$0	$0
Total	$289,020	$0	$1,312,294	$2,674

ING Columbia Contrarian Core Portfolio (1)
Advertising	$0	$0	$0	$0
Printing	$0	$0	$0	$0
Salaries & Commissions	$0	$0	$0	$0
Broker Servicing	$49,915	$0	$688,779	$0
Miscellaneous	$0	$0	$0	$0
Total	$49,915	$0	$688,779	$0

ING Columbia Small Cap Value II Portfolio
Advertising	$0	$0	$0	$0
Printing	$0	$0	$0	$0
Salaries & Commissions	$0	$0	$0	$0
Broker Servicing	$30,130	$0	$344,529	$2,315
Miscellaneous	$0	$0	$0	$0
Total	$30,130	$0	$344,529	$2,315

ING Global Bond Portfolio
Advertising	$14	$49	$28	N/A
Printing	$262	$927	$528	N/A
Salaries & Commissions	$8,062	$23,708	$14,255	N/A
Broker Servicing	$163,232	$6,470	$171,422	N/A

Distribution Expenses	Class ADV	Class I	Class S	Class S2
Miscellaneous	$59	$183	$102	N/A
Total	$171,629	$31,337	$186,335	N/A

ING Invesco Comstock Portfolio (1)
Advertising	$0	$0	$0	$0
Printing	$0	$0	$0	$0
Salaries & Commissions	$0	$0	$0	$0
Broker Servicing	$102,906	$0	$639,244	$0
Miscellaneous	$0	$0	$0	$0
Total	$102,906	$0	$639,244	$0

ING Invesco Equity and Income Portfolio
Advertising	$0	$0	$0	$0
Printing	$0	$0	$0	$0
Salaries & Commissions	$0	$0	$0	$0
Broker Servicing	$113,912	$0	$515,086	$5,656
Miscellaneous	$0	$0	$0	$0
Total	$113,912	$0	$515,086	$5,656

ING JPMorgan Mid Cap Value Portfolio
Advertising	$0	$0	$0	$0
Printing	$0	$0	$0	$0
Salaries & Commissions	$0	$0	$0	$0
Broker Servicing	$182,903	$0	$539,703	$4,360
Miscellaneous	$0	$0	$0	$0
Total	$182,903	$0	$539,703	$4,360

ING Oppenheimer Global Portfolio
Advertising	$0	$0	$0	$0
Printing	$0	$0	$0	$0
Salaries & Commissions	$0	$0	$0	$0
Broker Servicing	$348,277	$0	$442,145	$5,042
Miscellaneous	$0	$0	$0	$0
Total	$348,277	$0	$442,145	$5,042

ING PIMCO Total Return Portfolio
Advertising	$0	$0	$0	$0
Printing	$0	$0	$0	$0
Salaries & Commissions	$0	$0	$0	$0
Broker Servicing	$915,878	$0	$1,314,207	$11,490
Miscellaneous	$0	$0	$0	$0
Total	$915,878	$0	$1,314,207	$11,490

ING Pioneer High Yield Portfolio (1)
Advertising	N/A	$0	$0	$0
Printing	N/A	$0	$0	$0
Salaries & Commissions	N/A	$0	$0	$0
Broker Servicing	N/A	$0	$8,099	$0
Miscellaneous	N/A	$0	$0	$0
Total	N/A	$0	$8,099	$0

Distribution Expenses	Class ADV	Class I	Class S	Class S2
ING T. Rowe Price Diversified Mid Cap Growth Portfolio
Advertising	$0	$0	$0	$0
Printing	$0	$0	$0	$0
Salaries & Commissions	$0	$0	$0	$0
Broker Servicing	$106,288	$0	$49,299	$3,521
Miscellaneous	$0	$0	$0	$0
Total	$106,288	$0	$49,299	$3,521

ING T. Rowe Price Growth Equity Portfolio
Advertising	$0	$0	$0	$0
Printing	$0	$0	$0	$0
Salaries & Commissions	$0	$0	$0	$0
Broker Servicing	$537,120	$0	$587,002	$5,754
Miscellaneous	$0	$0	$0	$0
Total	$537,120	$0	$587,002	$5,754

ING Templeton Foreign Equity Portfolio
Advertising	$0	$0	$0	$0
Printing	$0	$0	$0	$0
Salaries & Commissions	$0	$0	$0	$0
Broker Servicing	$146,178	$0	$994,168	$5,325
Miscellaneous	$0	$0	$0	$0
Total	$146,178	$0	$994,168	$5,325

(1)         Class S2 shares of the Portfolio had not commenced operations as of December 31, 2012. Therefore, no distribution expenses were incurred by the Distributor for the costs of promotion and distribution with respect to Class S2 shares of the Portfolio for the fiscal year ended December 31, 2012.

Total Distribution and/or Shareholder Servicing Fees Paid

The following table sets forth the total shareholder servicing and 12b-1 distribution expenses paid to the Distributor for the fiscal year ended December 31, 2012:

	Fee paid out (in dollars)
Portfolio	Shareholder Servicing	12b-1
ING American Century Small-Mid Cap Value Portfolio
Class ADV	$114,194	$114,194
Class S	$198,468	—
Class S2	$6,125	$6,125
ING Baron Growth Portfolio
Class ADV	$144,510	$144,510
Class S	$1,348,690	—
Class S2	$1,672	$1,672
ING Columbia Contrarian Core Portfolio
Class ADV	$24,957	$24,957
Class S	$688,779	—
Class S2(1)	—	—
ING Columbia Small Cap Value II Portfolio
Class ADV	$15,065	$15,065
Class S	$344,529	—
Class S2	$1,447	$1,447

	Fee paid out (in dollars)
Portfolio	Shareholder Servicing	12b-1
ING Global Bond Portfolio
Class ADV	$80,641	$80,641
Class S	$168,017	—
Class S2	N/A	N/A
ING Invesco Comstock Portfolio
Class ADV	$51,453	$51,453
Class S	$639,244	—
Class S2(1)	—	—
ING Invesco Equity and Income Portfolio
Class ADV	$56,956	$56,956
Class S	$515,086	—
Class S2	$3,535	$3,535
ING JPMorgan Mid Cap Value Portfolio
Class ADV	$91,452	$91,452
Class S	$539,704	—
Class S2	$2,725	$2,725
ING Oppenheimer Global Portfolio
Class ADV	$174,139	$174,139
Class S	$442,145	—
Class S2	$3,151	$3,151
ING PIMCO Total Return Portfolio
Class ADV	$457,939	$457,939
Class S	$1,314,207	—
Class S2	$7,181	$7,181
ING Pioneer High Yield Portfolio
Class ADV	N/A	N/A
Class S	$8,098	—
Class S2(1)	—	—
ING T. Rowe Price Diversified Mid Cap Growth Portfolio
Class ADV	$53,144	$53,144
Class S	$49,299	—
Class S2	$2,201	$2,201
ING T. Rowe Price Growth Equity Portfolio
Class ADV	$268,560	$268,560
Class S	$587,002	—
Class S2	$3,597	$3,597
ING Templeton Foreign Equity Portfolio
Class ADV	$73,090	$73,090
Class S	$994,168	—
Class S2	$3,328	$3,328

(1)  Class S2 shares of the Portfolio had not commenced operations as of December 31, 2012. Therefore, no shareholder servicing or 12b-1 fees were paid by the Class S2 shares of the Portfolio for the fiscal year ended December 31, 2012.

The following table sets forth the total shareholder servicing and 12b-1 distribution expenses paid to the Distributor for the fiscal year ended December 31, 2011:

	Fee paid out (in dollars)
Portfolio	Shareholder Servicing	12b-1
ING American Century Small-Mid Cap Value Portfolio
Class ADV	$82,199	$82,199
Class S	$188,325	—
Class S2	$3,156	$3,156
ING Baron Growth Portfolio
Class ADV	$136,471	$136,471
Class S	$1,445,143	—
Class S2	$339	$339
ING Columbia Contrarian Core Portfolio
Class ADV	$23,251	$23,251
Class S	$759,770	—
Class S2(1)	—	—
ING Columbia Small Cap Value II Portfolio
Class ADV	$9,133	9,133
Class S	$392,067	—
Class S2	$312	$312
ING Global Bond Portfolio
Class ADV	$77,514	$77,514
Class S	$202,959	—
Class S2	$518	$518
ING Invesco Comstock Portfolio
Class ADV	$43,180	$43,180
Class S	$634,798	—
Class S2(1)	—	—
ING Invesco Equity and Income Portfolio
Class ADV	$49,054	$49,054
Class S	$558,856	—
Class S2	$2,160	$2,160
ING JPMorgan Mid Cap Value Portfolio
Class ADV	$73,629	$73,629
Class S	$447,065	—
Class S2	$147	$147
ING Oppenheimer Global Portfolio
Class ADV	$181,175	$181,175
Class S	$463,164	—
Class S2	$854	$854
ING PIMCO Total Return Portfolio
Class ADV	$34,374	$34,374
Class S	$103,804	—
Class S2	$376	$376
ING Pioneer High Yield Portfolio
Class ADV	$90	$90
Class S	$4,354	—
Class S2(1)	—	—
ING T. Rowe Price Diversified Mid Cap Growth Portfolio
Class ADV	$64,066	$64,066
Class S	$59,389	—
Class S2	$454	$454
ING T. Rowe Price Growth Equity Portfolio
Class ADV	$252,387	$252,387
Class S	$441,178	—
Class S2	$846	$846

	Fee paid out (in dollars)
Portfolio	Shareholder Servicing	12b-1
ING Templeton Foreign Equity Portfolio
Class ADV	$49,691	$49,691
Class S	$639,504	—
Class S2	$1,474	$1,474

(1)  Class S2 shares of the Portfolio had not commenced operations as of December 31, 2011. Therefore, no shareholder servicing or 12b-1 fees were paid by the Class S2 shares of the Portfolio for the fiscal year ended December 31, 2011.

The table below discloses the shareholder servicing and 12b-1 distribution fees paid to the Distributor for the fiscal year ended December 31, 2010:

	Fee paid out (in dollars)
Portfolio	Shareholder Servicing	12b-1
ING American Century Small-Mid Cap Value Portfolio
Class ADV	$40,748	$40,748
Class S	$168,263	—
Class S2	$110	$110
ING Baron Growth Portfolio
Class ADV	$104,060	$104,060
Class S	$1,217,077	—
Class S2	$12	$12
ING Columbia Contrarian Core Portfolio
Class ADV	$16,032	$16,032
Class S	$770,096	—
Class S2(1)	—	—
ING Columbia Small Cap Value II Portfolio
Class ADV	$2,752	$2,752
Class S	$392,682	—
Class S2	$13	$13
ING Global Bond Portfolio
Class ADV	$69,328	$69,328
Class S	$253,460	—
Class S2(2)	$6	$6
ING Invesco Comstock Portfolio
Class ADV	$39,903	$39,903
Class S	$612,519	—
Class S2(1)	—	—
ING Invesco Equity and Income Portfolio
Class ADV	$28,517	$28,517
Class S	$563,019	—
Class S2	$1,143	$1,143
ING JPMorgan Mid Cap Value Portfolio
Class ADV	$51,102	$51,102
Class S	$355,489	—
Class S2	$12	$12
ING Oppenheimer Global Portfolio
Class ADV	$153,155	$153,155
Class S	$443,194	—
Class S2	$12	$12
ING PIMCO Total Return Portfolio
Class ADV	$317,303	$317,303
Class S	$1,077,291	—
Class S2	$788	$788

	Fee paid out (in dollars)
Portfolio	Shareholder Servicing	12b-1
ING Pioneer High Yield Portfolio
Class ADV	$182	$182
Class S	$6,766	—
Class S2(1)	—	—
ING T. Rowe Price Diversified Mid Cap Growth Portfolio
Class ADV	$68,007	$68,007
Class S	$51,161	—
Class S2	$13	$13
ING T. Rowe Price Growth Equity Portfolio
Class ADV	$211,732	$211,732
Class S	$369,566	—
Class S2	$12	$12
ING Templeton Foreign Equity Portfolio
Class ADV	$29,343	$29,343
Class S	$644,269	—
Class S2	$110	$110

(1)   Class S2 shares of the Portfolio had not commenced operations as of December 31, 2010. Therefore, no shareholder servicing or 12b-1 fees were paid by the Class S2 shares of the Portfolio for the fiscal year ended December 31, 2010.

(2)  Class S2 shares of the Portfolio commenced operations on March 8, 2010.  The amount of expenses paid reflects the nine-month period from March 8, 2010 through December 31, 2010.

Shareholders of the Class ADV shares of each Portfolio are generally entitled to exchange those shares at NAV for Class ADV shares of other Portfolios that offer Class ADV shares.  Shareholders of the Class ADV shares continue to be subject to the Rule 12b-1 Plan fee applicable to Class ADV shares after the exchange.  Shareholders of Class S shares of each Portfolio are generally entitled to exchange those shares at NAV for Class S shares of other Portfolios that offer Class S shares.  Shareholders of the Class S2 shares of each Portfolio are generally entitled to exchange those shares at NAV for Class S2 shares of other Portfolios that offer Class S2 shares.  Shareholders of the Class S2 shares continue to be subject to the Rule 12b-1 Plan fee applicable to Class S2 shares after the exchange.  Shareholders of Class I shares of each Portfolio are generally entitled to exchange those shares at NAV for Class I shares of other Portfolios that offer Class I shares.

The shares may be issued in series or portfolios having separate assets and separate investment objectives and policies.  Upon liquidation of a Portfolio, its shareholders are entitled to share pro rata in the net assets of that portfolio available for distribution to shareholders.

EXPENSES

A Portfolio’s assets may decrease or increase within the Portfolio’s fiscal year, and the Portfolio’s operating expense ratios may correspondingly increase or decrease.

In addition to the management fee and other fees described previously, each Portfolio pays other expenses, such as legal, audit, transfer agency and custodian out-of-pocket fees, proxy solicitation costs, and the compensation of Directors who are not affiliated with the Adviser.  Certain expenses of each Portfolio are generally allocated to the Portfolio, and each class of a Portfolio, in proportion to its pro rata average net assets; provided that expenses that are specfic to a class of the Portfolio may be charged directly to that class in accordance with the Portfolios’ Amended and Restated Multiple Class Plan pursuant to Rule 18f-3.  The Rule 12b-1 Plan fees for each class of shares are charged proportionately only to the outstanding shares of that class.  Certain operating expenses shared by several portfolios are generally allocated amongst those portfolios based on average net assets.

ADMINISTRATOR

ING Funds Services, LLC (“Administrator”) serves as administrator for the Portfolios pursuant to an administrative services agreement between the Company and Administrator (“Administration Agreement”). The Administrator is an affiliate of the Adviser.  The Administrator’s primary address is 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258.

Subject to the supervision of the Board, the Administrator provides the overall business management and administrative services necessary to properly conduct the Portfolios’ business, except for those services performed by the Adviser under the Investment Advisory Agreement, the Sub-Adviser under the Sub-Advisory Agreement, the custodian under the Custodian Agreement, the transfer agent for the Portfolios under the Transfer Agency Agreement and such other service providers as may be retained by the Portfolios from time to time.  According to the Administrative Services Agreement, the Administrator will pay all expenses incurred by it in connection with its activities, except such expenses as are assumed by the Company under this Agreement, including, without limitation, the expenses of software licensing and similar products used in the preparation of registration statements including prospectuses and statements of additional information, shareholder reports and notices, proxy materials, and other documents filed with governmental agencies. The Administrator acts as liaison among the service providers to the Portfolios.  Under the Agreement, the Company bears the expense of preparing registration statements, including prospectuses and statements of additional information, shareholder reports and notices, proxy materials, and other documents filed with governmental agencies. The Administrator is also responsible for monitoring the Portfolios in compliance with applicable legal requirements and the investment policies and restrictions of the Portfolios.

The Administration Agreement will remain in effect from year-to-year if approved annually by a majority of the Directors.  The Administration Agreement may be terminated by either party on sixty days’ written notice.  The Administration Agreement may be cancelled by the Board of the Company on behalf of a Portfolio, without payment of any penalty, by a vote of a majority of the Directors upon sixty (60) days’ written notice to the Administrator, or by the Administrator at any time, without the payment of any penalty upon sixty (60) days’ written notice to the Company.

Administration Fees

The Administrator receives an annual fee from each Portfolio, payable monthly in arrears, equal to 0.10% of average daily net assets.

Total Administration Fees Paid

The following table sets forth the administration fees paid by each Portfolio for the fiscal years ended December 31, 2012, 2011, and 2010.

Portfolio	2012	2011	2010
ING American Century Small-Mid Cap Value Portfolio(1)	$332,742	$502,835	$375,816
ING Baron Growth Portfolio(1)	$1,093,081	$1,903,567	$1,667,958
ING Columbia Contrarian Core Portfolio(1)	$411,015	$449,674	$468,835
ING Columbia Small Cap Value II Portfolio	$160,954	$192,370	$207,870
ING Global Bond Portfolio(2)	$423,570	$460,071	$194,571
ING Invesco Comstock Portfolio(1)	$487,282	$795,034	$770,935

Portfolio	2012	2011	2010
ING Invesco Equity and Income Portfolio(1)	$758,834	$815,455	$806,041
ING JPMorgan Mid Cap Value Portfolio(1)	$586,795	$843,192	$680,324
ING Oppenheimer Global Portfolio(1)	$1,316,574	$1,001,869	$974,985
ING PIMCO Total Return Portfolio(1)	$1,186,369	$987,655	$959,782
ING Pioneer High Yield Portfolio	$99,908	$97,941	$94,603
ING T. Rowe Price Diversified Mid Cap Growth Portfolio(1)	$533,213	$157,929	$144,054
ING T. Rowe Price Growth Equity Portfolio(1)	$1,349,456	$1,584,901	$1,467,755
ING Templeton Foreign Equity Portfolio	$749,156	$610,299	$556,116

(1)                     Effective April 30, 2012, the Portfolio changed its fee structure from a “bundled” administration fee arrangement paying the Administrator a fee as set forth in the table for administrative services that covered many of the ordinary services needed for operation of the Portfolio to paying the Administrator an annual rate of 0.10% of each Portfolio’s average daily net assets under a “traditional” fee structure for administrative types of services. The amounts shown as paid by the Portfolio to the Administrator for the fiscal years ended December 31, 2011 and 2010 are based upon the percentage of the Portfolio’s average daily net assets under the “bundled” administration fee arrangement as set forth above.

(2)                     Effective January 21, 2011, the Portfolio changed its fee structure from a “bundled” administration fee arrangement paying the Administrator 0.04% of the Portfolio’s average daily net assets for administrative services that covered many of the ordinary services needed for operation of the Portfolio to paying the Administrator 0.10% of the Portfolio’s average daily net assets under a “traditional” fee structure for administrative types of services.  The amounts shown as paid by the Portfolio to the Administrator for administrative services for the fiscal years ended December 31, 2010 are based upon 0.04% of the Portfolio’s average daily net assets under the “bundled” administration fee arrangement.

OTHER SERVICE PROVIDERS

Custodian

The Bank of New York Mellon, One Wall Street, New York, New York 10286, serves as custodian of the Portfolios.  The Bank of New York Mellon takes no part in the decisions relating to the purchase or sale of a Portfolio’s portfolio securities.

Independent Registered Public Accounting Firm

KPMG LLP serves as the independent registered public accounting firm for the Portfolios.  KPMG LLP provides audit services, tax return preparation, and assistance and consultation in connection with review of SEC filings.  KPMG LLP is located at Two Financial Center, 60 South Street, Boston, Massachusetts, 02111.

Legal Counsel

Legal matters for each Portfolio are passed upon by Dechert LLP, 1900 K Street, N.W., Washington, D.C. 20006.

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809 serves as the Transfer Agent and dividend-paying agent for the Portfolios.

PORTFOLIO TRANSACTIONS

The Adviser or the Sub-Adviser for each Portfolio places orders for the purchase and sale of investment securities for the Portfolio pursuant to authority granted in the relevant Investment Advisory Agreement or Sub-Advisory Agreement.  Subject to policies and procedures approved by the Board, the Adviser or each Sub-Adviser has discretion to make decisions relating to placing these orders, including, where applicable, selecting the brokers or dealers that will execute the purchase and sale of investment securities, negotiating the commission or other compensation paid to the broker or dealer executing the trade, or using an electronic trading network (“ECN”) or alternative trading system (“ATS”).

In situations where a Sub-Adviser resigns or the Adviser otherwise assumes day to day management of a Portfolio pursuant to its Investment Advisory Agreement with the Portfolio, the Adviser will perform the services described herein as being performed by the Sub-Adviser.

How Securities Transactions are Effected

Purchases and sales of securities on a securities exchange (which include most equity securities) are effected through brokers who charge a commission for their services.  In transactions on securities exchanges in the United States, these commissions are negotiated, while on many foreign securities exchanges commissions are fixed.  Securities traded in the over-the-counter markets (such as debt instruments and some equity securities) are generally traded on a “net” basis with market makers acting as dealers; in these transactions, the dealers act as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer.  Transactions in certain OTC securities may also be effected on an agency basis, when, in the Adviser’s or a Sub-Adviser’s opinion, the total price paid (including commission) is equal to or better than the best total price available from a market maker.  In underwritten offerings, securities are usually purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount.  On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.  The Adviser or a Sub-Adviser may also place trades using an ECN or ATS.

How the Adviser or Sub-Adviser Selects Broker-Dealers

The Adviser or a Sub-Adviser has a duty to seek to obtain best execution of a Portfolio’s orders, taking into consideration a full range of factors designed to produce the most favorable overall terms reasonably available under the circumstances.  In selecting brokers and dealers to execute trades, the Adviser or a Sub-Adviser may consider both the characteristics of the trade and the full range and quality of the brokerage services available from eligible broker dealers.  This consideration often involves qualitative as well as quantitative judgments.  Factors relevant to the nature of the trade may include, among others, price (including the applicable brokerage commission or dollar spread), the size of the order, the nature and characteristics (including liquidity) of the market for the security, the difficulty of execution, the timing of the order, potential market impact, and the need for confidentiality, speed, and certainty of execution.  Factors relevant to the range and quality of brokerage services available from eligible brokers and dealers may include, among others, the firms’ execution, clearance, settlement, and other operational facilities; willingness and ability to commit capital or take risk in positioning a block of securities, where necessary; special expertise in particular securities or markets; ability to provide liquidity, speed and anonymity; the nature and quality of other brokerage and research services provided to the Adviser or a Sub-Adviser (consistent with the “safe harbor” described below); and the firms’ general reputation, financial condition and responsiveness to the Adviser or a Sub-Adviser, as demonstrated in the particular transaction or other transactions.  Subject to its duty to seek best execution of a Portfolio’s orders, the Adviser or a Sub-Adviser may select broker-dealers that participate in commission recapture programs that have been established for the benefit of a Portfolio. Under these programs, the participating broker-dealers will return to a Portfolio (in the form of a credit to the Portfolio) a portion of the brokerage commissions paid to the broker-dealers by the Portfolio.  These credits are used to pay certain expenses of a Portfolio. These commission recapture payments benefit the Portfolios, and not the Adviser or a Sub-Adviser.

The Safe Harbor for Soft Dollar Practices

In selecting broker-dealers to execute a trade for a Portfolio, the Adviser or a Sub-Adviser may consider the nature and quality of brokerage and research services provided to the Adviser or a Sub-Adviser as a factor in evaluating the most favorable overall terms reasonably available under the circumstances.  As permitted by Section 28(e) of the 1934 Act, the Adviser or a Sub-Adviser may cause a Portfolio to pay a broker-dealer a commission for effecting a securities transaction for a Portfolio that is in excess of the commission which another broker-dealer would have charged for effecting the transaction, if the Adviser or a Sub-Adviser makes a good faith determination that the broker’s commission paid by the Portfolio is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer, viewed in terms of either the particular transaction or the Adviser’s or a Sub-Adviser’s overall responsibilities to a Portfolio and its other investment advisory clients.  The practice of using a portion of a Portfolio’s commission dollars to pay for brokerage and research services provided to the Adviser or a Sub-Adviser is sometimes referred to as “soft dollars.”  Section 28(e) is sometimes referred to as a “safe harbor,” because it permits this practice, subject to a number of restrictions, including the Adviser’s or a Sub-Adviser’s compliance with certain procedural requirements and limitations on the type of brokerage and research services that qualify for the safe harbor.

Brokerage and Research Products and Services Under the Safe Harbor - Research products and services may include, but are not limited to, general economic, political, business and market information and reviews, industry and company information and reviews, evaluations of securities and recommendations as to the purchase and sale of securities, financial data on a company or companies, performance and risk measuring services and analysis, stock price quotation services, computerized historical financial databases and related software, credit rating services, analysis of corporate responsibility issues, brokerage analysts’ earnings estimates, computerized links to current market data, software dedicated to research, and portfolio modeling.  Research services may be provided in the form of reports, computer-generated data feeds and other services, telephone contacts, and personal meetings with securities analysts, as well as in the form of meetings arranged with corporate officers and industry spokespersons, economists, academics, and governmental representatives.  Brokerage products and services assist in the execution, clearance and settlement of securities transactions, as well as functions incidental thereto, including but not limited to related communication and connectivity services and equipment, and software related to order routing, market access, algorithmic trading, and other trading activities.  On occasion, a broker-dealer may furnish the Adviser or a Sub-Adviser with a service that has a mixed use (that is, the service is used both for brokerage and research activities that are within the safe harbor and for other activities).  In this case, the Adviser or a Sub-Adviser is required to reasonably allocate the cost of the service, so that any portion of the service that does not qualify for the safe harbor is paid for by the Adviser or a Sub-Adviser from its own funds, and not by portfolio commissions paid by a Portfolio.

Benefits to the Adviser or a Sub-Adviser - Research products and services provided to the Adviser or a Sub-Adviser by broker-dealers that effect securities transactions for a Portfolio may be used by the Adviser or a Sub-Adviser in servicing all of its accounts.  Accordingly, not all of these services may be used by the Adviser or a Sub-Adviser in connection with that Portfolio or any of the Portfolios.  Some of these products and services are also available to the Adviser or a Sub-Adviser for cash, and some do not have an explicit cost or determinable value.  The research received does not reduce the sub-advisory fees payable to the Adviser or a Sub-Adviser for services provided to the Portfolio.  Adviser or a Sub-Adviser expenses would likely increase if Adviser or a Sub-Adviser had to generate these research products and services through its own efforts, or if it paid for these products or services itself.

Broker-Dealers that are Affiliated with the Adviser or a Sub-Adviser

Portfolio transactions may be executed by brokers affiliated with the ING Groep, the Adviser, or a Sub-Adviser, so long as the commission paid to the affiliated broker is reasonable and fair compared to the commission that would be charged by an unaffiliated broker in a comparable transaction.

Prohibition on Use of Brokerage Commissions for Sales or Promotional Activities

The placement of portfolio brokerage with broker-dealers who have sold shares of a Portfolio is subject to rules adopted by the SEC and FINRA.  Under these rules, the Adviser or a Sub-Adviser may not consider a broker’s promotional or sales efforts on behalf of any Portfolio when selecting a broker-dealer for portfolio transactions, and neither a Portfolio nor the Adviser or a Sub-Adviser may enter into an agreement under which a Portfolio directs brokerage transactions (or revenue generated from such transactions) to a broker-dealer to pay for distribution of Portfolio shares.  Each Portfolio has adopted policies and procedures, approved by the Board, that are designed to attain compliance with these prohibitions.

Principal Trades and Research

Purchases of securities for a Portfolio may also be made directly from issuers or from underwriters. Purchase and sale transactions may be effected through dealers which specialize in the types of securities which the Portfolio will be holding.  Dealers and underwriters usually act as principals for their own account.  Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price.  If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter which has provided such research or other services as mentioned above.

More Information About Trading in Debt Instruments

Purchases and sales of debt instruments will usually be principal transactions.  Such securities often will be purchased or sold from or to dealers serving as market makers for the securities at a net price.  Each Portfolio may also purchase such securities in underwritten offerings and will, on occasion, purchase securities directly from the issuer.  Generally, debt instruments are traded on a net basis and do not involve brokerage commissions. The cost of executing debt instruments transactions consists primarily of dealer spreads and underwriting commissions.

In purchasing and selling debt instruments, it is the policy of the Portfolios to obtain the best results, while taking into account the dealer’s general execution and operational facilities, the type of transaction involved and other factors, such as the dealer’s risk in positioning the securities involved.  While the Adviser or a Sub-Adviser generally seeks reasonably competitive spreads or commissions, a Portfolio will not necessarily pay the lowest spread or commission available.

Transition Management

Changes in Sub-Advisers, investment personnel, reorganizations or mergers of a Portfolio may result in the sale of a significant portion or even all of a Portfolio’s portfolio securities.  This type of change generally will increase trading costs and the portfolio turnover for the affected Portfolio.  The Portfolio, the Adviser, or a Sub-Adviser may engage a broker-dealer to provide transition management services in connection with a change in Sub-Adviser, reorganization, or other changes.

Allocation of Trades

Some securities considered for investment by a Portfolio may also be appropriate for other clients served by that Portfolio’s Sub-Adviser. If the purchase or sale of securities consistent with the investment policies of a Portfolio and one or more of these other clients is considered at or about the same time, transactions in such securities will be placed on an aggregate basis and allocated among the Portfolio and such other clients in a manner deemed fair and equitable, over time, by the Sub-Adviser and consistent with the Sub-Adviser’s written policies and procedures.  Sub-Advisers may use different methods of allocating the results aggregated trades.  Each Sub-Adviser’s relevant policies and procedures and the results of aggregated trades in which a Portfolio participated are subject to periodic review by the Board.  To the extent any of the Portfolios seek to acquire (or dispose of) the same security at the same time, one or more of the Portfolios may not be able to acquire (or dispose of) as large a position in such security as it desires, or it may have to pay a higher (or receive a lower) price for such security.  It is recognized that in some cases, this system could have a detrimental effect on the price or value of the security insofar as a Portfolio is concerned.  However, over time, a Portfolio’s ability to participate in aggregate trades is expected to provide better execution for the Portfolio.

Cross-Transactions

The Board has adopted a policy allowing trades to be made between affiliated RICs or series thereof provided they meet the conditions of Rule 17a-7 under the 1940 Act and conditions of the policy.

Total Brokerage Commissions Paid

The following table sets forth the total brokerage commissions paid by each of the Portfolios for the fiscal years ended December 31, 2012, 2011, and 2010.

Portfolio	2012		2011		2010
ING American Century Small-Mid Cap Value Portfolio	$282,294	(1)	$275,273	(1)	$212,499
ING Baron Growth Portfolio	$300,805	(1)	$280,601	(2)	$300,952
ING Columbia Contrarian Core Portfolio	$122,231	(2)	$125,780	(1)	$118,265
ING Columbia Small Cap Value II Portfolio	$259,441	(2)	$317,053	(2)	$493,183
ING Global Bond Portfolio	$99,444	(2)	$158,383	(1)	$52,626
ING Invesco Comstock Portfolio	$143,298	(2)	$166,431	(2)	$177,337
ING Invesco Equity and Income Portfolio	$285,170	(2)	$299,191	(2)	$340,581
ING JPMorgan Mid Cap Value Portfolio	$190,733	(1)	$174,458	(2)	$183,780
ING Oppenheimer Global Portfolio	$585,203	(2)	$602,983	(2)	$665,823
ING PIMCO Total Return Portfolio	$14,557	(2)	$57,274	(2)	$66,793
ING Pioneer High Yield Portfolio	$4,962	(2)	$6,024	(2)	$7,802
ING T. Rowe Price Diversified Mid Cap Growth Portfolio	$128,316	(2)	$222,391	(1)	$184,369
ING T. Rowe Price Growth Equity Portfolio	$352,193	(1)	$307,182	(2)	$462,626
ING Templeton Foreign Equity Portfolio	$274,716	(1)	$222,529	(2)	$307,589

(1)                     The increase in the brokerage commissions paid by the Portfolio is due to an increase in the trading activity of the Portfolio.

(2)                     The decrease in the brokerage commissions paid by the Portfolio is due to a decrease in trading activity of the Portfolio.

For the fiscal year ended December 31, 2012, the Portfolios had not paid any brokerage commissions and affiliated brokerage commissions.  The following table sets forth the total brokerage commissions and affiliated brokerage commissions paid for the fiscal years ended December 31, 2011, and 2010. Where commissions were paid to affiliates, the percentage of commissions paid, the percentage of a Portfolio’s transactions involving the payment of commissions to affiliates and the affiliate(s) are also noted.

2011

Portfolio	Total Amount of Commissions Paid	Total Amount of Commissions Paid to Affiliate	% of Total Amount of Commissions Paid to Affiliates	% of Portfolio’s Principal Amount of Transactions	Affiliated Broker
ING American Century Small-Mid Cap Value Portfolio	$275,272.77	$980.00	0.36%	0.10%	JP Morgan Chase

2010

Portfolio	Total Amount of Commissions Paid	Total Amount of Commissions Paid to Affiliate	% of Total Amount of Commissions Paid to Affiliates	% of Portfolio’s Principal Amount of Transactions	Affiliated Broker
ING American Century Small-Mid Cap Value Portfolio	$212,499	$31,962	15.04%	9.40%	JPMorgan Chase/Bear Stearns
ING Invesco Comstock Portfolio	$177,337	$9,718	5.48%	5.35%	Morgan Stanley

The Adviser is an affiliate of the Company.

Baron Capital, Inc. is an affiliate of BAMCO, Inc., Sub-Adviser to the ING Baron Growth Portfolio.

The Sub-Advisers may purchase new issues of securities for the Portfolios in underwritten fixed-price offerings.  In these situations, the underwriter or selling group member may provide the Sub-Advisers with research in addition to selling the securities (at a fixed public offering price) to the Portfolio or other advisory clients.  Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the Portfolio, other clients of the Sub-Advisers, and the Sub-Advisers without incurring additional costs.  These arrangements may not fall within the safe harbor of Section 28(e) because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions.  However, FINRA has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances.  As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

In circumstances where two or more broker-dealers offer comparable prices and execution capability, preference may be given to a broker-dealer that has sold shares of the Portfolios as well as shares of other investment companies or accounts managed by the Sub-Advisers.  This policy does not imply a commitment to execute all portfolio transactions through all broker-dealers that sell shares of the Portfolios.

Commission rates in the United States are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker-dealer in the light of generally prevailing rates.  The allocation of orders among broker-dealers and the commission rates paid are reviewed periodically by the Directors.

A Sub-Adviser may place orders for the purchase and sale of exchange-listed portfolio securities with a broker-dealer that is an affiliate of the Sub-Adviser where, in the judgment of the Sub-Adviser, such firm will be able to obtain a price and execution at least as favorable as other qualified brokers.

Pursuant to SEC Rules, a broker-dealer that is an affiliate of an Advisers or a Sub-Adviser or, if it is also a broker-dealer, the Sub-Adviser may receive and retain compensation for effecting portfolio transactions for a Portfolio on a national securities exchange of which the broker-dealer is a member if the transaction is “executed” on the floor of the exchange by another broker which is not an “associated person” of the affiliated broker-dealer or Sub-Adviser, and if there is in effect a written contract between the Sub-Adviser and the Company expressly permitting the affiliated broker-dealer or Sub-Adviser to receive and retain such compensation.  The Sub-Advisory Agreements provide that such Sub-Adviser may retain compensation on transactions effected for a Portfolio in accordance with the terms of these rules.

Each of the following is a registered broker-dealer and an affiliate of the Adviser as December 31, 2012:  Bancnorth Investment Group, Inc.; Clarion Capital, LLC, Financial Network Investment Corporation; Guaranty Brokerage Services, Inc.; ING Alternative Asset Management LLC; ING America Equities, Inc.; ING Clarion Partners, LLC; ING Clarion Real Estate Securities, L.P.; ING Direct Funds Limited; ING Financial Advisers, LLC; ING Financial Markets LLC; ING Financial Partners, Inc.; ING Investments Distributor, LLC; ING Investment Advisors, LLC; ING Investment Management Advisors B.V.; ING Investment Management Asia/Pacific (Hong Kong) LTD.; ING Investment Management Co.; ING Investment Management LLC; ING Investment Management Services LLC; Multi-Financial Securities Corporation; Pomona Management LLC, d/b/a, Pomona Capital; Prime Vest Financial Services, Inc.; ShareBuilder Advisors, LLC; ShareBuilder Securities Corporation; and Systematized Benefits Administrators, Inc.

Any of the above firms may retain compensation on transactions effected for a Portfolio in accordance with these rules and procedures.

The following table sets forth the acquired securities of regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) of the Portfolios for the fiscal year ended December 31, 2012.

Portfolio	Security Description	Value of Holding (in dollars)
ING American Century Small-Mid Cap Value Portfolio	Investment Technology Group	$118,800
	State Street	$524,444
	Suntrust Bank	$842,193
ING Baron Growth Portfolio	Jefferies Group	$1,688,644
ING Columbia Contrarian Core Portfolio	None
ING Columbia Small Cap Value II Portfolio	None
ING Global Bond Portfolio	Bank of America	$11,545,090
	Bank of New York	$485,252
	Barclays	$577,595
	Citigroup	$1,169,179
	Credit Suisse	$1,471,393
	Deutsche Bank	$101,744
	Goldman Sachs	$3,915,342
	HSBC	$625,000

Portfolio	Security Description	Value of Holding (in dollars)
	JP Morgan Chase	$5,180,626
	Morgan Stanley	$6,796,227
	Royal Bank of Scotland	$668,329
	UBS	$3,705,594
	Wells Fargo	$5,190,754
ING Invesco Comstock Portfolio	Bank of America	$5,594,657
	Bank of New York	$7,320,491
	Citigroup	$12,616,673
	Goldman Sachs	$3,275,231
	JP Morgan Chase	$10,576,720
	Morgan Stanley	$3,431,983
	State Street	$1,873,254
	Wells Fargo	$7,032,535
ING Invesco Equity and Income Portfolio	Bank of America	$1,567,514
	Barclays	$1,131,310
	BB&T	$5,043,162
	Citigroup	$14,529,070
	Goldman Sachs	$9,286,913
	HSBC	$501,195
	JP Morgan Chase	$27,747,583
	Morgan Stanley	$10,578,888
	Societe Generale	$786,734
	State Street	$5,089,632
	UBS	$630,620
	US Bankcorp	$3,258,513
	Wells Fargo	$7,555,317
ING JPMorgan Mid Cap Value Portfolio	Suntrust Bank	$4,626,720
ING Oppenheimer Global Portfolio	Citigroup	$4,117,800
	Credit Suisse	$6,086,534
	Goldman Sachs	$12,912,899
	Societe Generale	$6,071,079
	UBS	$33,810,458
ING PIMCO Total Return Portfolio	Banco Santander	$6,977,096
	Bank of America	$112,186,619
	Bank of Nova Scotia	$2,782,807
	Barclays	$4,164,374
	BBVA Compass	$4,505,000
	BNP Paribas	$16,873,608
	Citigroup	$33,232,429
	Commonwealth Bank	$4,801,398
	Credit Suisse	$12,929,532
	Goldman Sachs	$1,761,824
	HSBC	$3,205,530
	JP Morgan Chase	$34,651,793
	Morgan Stanley	$17,478,721
	Nomura Group	$49,297
	Royal Bank of Scotland	$9,479,720
	Societe Generale	$1,579,944
	Wells Fargo	$89,303,598
	Westpac Banking Corp	$13,607,011
ING Pioneer High Yield Portfolio	JP Morgan Chase	$54,967
	Legg Mason	$62,885
ING T. Rowe Price Diversified Mid Cap Growth	None

Portfolio	Security Description	Value of Holding (in dollars)
Portfolio
ING T. Rowe Price Growth Equity Portfolio	None
ING Templeton Foreign Equity Portfolio	AXA Group	$17,754,704
	BNP Paribas	$18,112,277
	Credit Suisse	$12,626,465
	HSBC	$15,996,446
	UBS	$7,112,480

The Company may allocate brokerage transactions to broker-dealers who have entered into arrangements with the Company under which the broker-dealer allocates a portion of the commissions paid by a Portfolio toward the reduction of the Portfolio’s expenses.  The transaction quality must, however, be comparable to that of other qualified broker-dealers.

PURCHASE AND REDEMPTION OF SHARES

For information on purchases and redemptions of shares, see “How to Buy and Sell Shares” in the Portfolios’ Prospectuses.  The Company may suspend the right of redemption of shares of any Portfolio and may postpone payment for more than seven (7) days for any period:  (i) during which the NYSE is closed other than customary weekend and holiday closings or during which trading on the NYSE is restricted; (ii) when the SEC determines that a state of emergency exists which may make payment or transfer not reasonably practicable; (iii) as the SEC may by order permit for the protection of the security holders of the Portfolios; or (iv) at any other time when the Portfolios may, under applicable laws and regulations, suspend payment on the redemption of their shares.

If you invest in a Portfolio through a financial intermediary, you may be charged a commission or transaction fee by the financial intermediary for the purchase and sale of Portfolio shares.

Purchase of Shares

Shares of a Portfolio may be offered for purchase by separate accounts of insurance companies to serve as an investment medium for the variable contracts issued by the insurance companies and to certain qualified pension and retirement plans, as permitted under the federal tax rules relating to the Portfolios serving as investment mediums for variable contracts. Shares of the Portfolios are sold to insurance company separate accounts funding both variable annuity contracts and variable life insurance contracts and may be sold to insurance companies that are not affiliated.  The Company currently does not foresee any disadvantages to Variable Contract owners or other investors arising from offering the Company’s shares to Separate Accounts of unaffiliated insurers, Separate Accounts funding both life insurance policies and annuity contracts in certain qualified pension and retirement plans; however, due to differences in tax treatment or other considerations, it is theoretically possible that the interest of owners of various contracts or pension and retirement plans participating in the Company might at sometime be in conflict.  However, the Board and insurance companies whose Separate Accounts invest in the Portfolios are required to monitor events in order to identify any material conflicts between Variable Contract owners, between Separate Accounts of unaffiliated insurers, and between various Variable Contract owners or Qualified Plan members.  The Board will determine what action, if any, should be taken in the event of such a conflict.  If such a conflict were to occur in one of more insurance company Separate Accounts, they might withdraw their investment in the Company.  This might force the Company to sell securities at disadvantageous prices.

Shares of each Portfolio are sold at their respective NAVs (without a sales charge) next computed after receipt of a purchase order by an insurance company whose Separate Account invests in the Company.

Redemption of Shares

Shares of any Portfolio may be redeemed on any business day.  Redemptions are effected at the NAV per share next determined after receipt of the redemption request by an insurance company whose separate account invests in the Portfolio. Redemption proceeds normally will be paid within seven days following receipt of instructions in proper form.  The right of redemption may be suspended by the Company or the payment date postponed beyond seven days when the NYSE is closed (other than customary weekend and holiday closings) or for any period during which trading thereon is restricted because an emergency exists, as determined by the SEC, making disposal of portfolio securities or valuation of net assets not reasonably practicable, and whenever the SEC has by order permitted such suspension or postponement for the protection of shareholders.  If the Board should determine that it would be detrimental to the best interests of the remaining shareholders of a Portfolio to make payment wholly or partly in cash, the Portfolio may pay the redemption price in whole or part by a distribution in kind of securities from the portfolio of the Portfolio, in lieu of cash, in conformity with applicable rules of the SEC.  If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash.

Exchanges

Shares of the same class of any one Portfolio may be exchanged for shares of the same class of any of the other investment portfolios of the Company.  Exchanges are treated as a redemption of shares of one Portfolio and a purchase of shares of one or more of the other Portfolios and are effected at the respective NAVs per share of each Portfolio on the date of the exchange.  The Company reserves the right to modify or discontinue its exchange privilege at any time without notice.  Variable contract owners do not deal directly with the Company with respect to the purchase, redemption, or exchange of shares of the Portfolios, and should refer to the Prospectuses for the applicable variable contract for information on allocation of premiums and on transfers of contract value among divisions of the pertinent insurance company separate account that invest in the Portfolio.

The Company reserves the right to discontinue offering shares of one or more Portfolios at any time.  In the event that a Portfolio ceases offering its shares, any investments allocated by an insurance company to such Portfolio will be invested in ING Liquid Assets Portfolio, a series of ING Investors Trust, or any successor to such Portfolio.

DIVIDENDS AND DISTRIBUTIONS

All Portfolios declare and pay dividends quarterly.  Any net long-term capital gains (the excess of net long-term capital gains over net short-term capital losses) for any Portfolio will be declared and paid at least once annually.  Net realized short-term capital gains may be declared and paid more frequently.

NET ASSET VALUE

As noted in the Prospectuses, the NAV and offering price of each class of each Portfolio’s shares will be determined once daily as of the close of regular trading (“Market Close”) on the NYSE (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE) during each day on which the NYSE is open for trading.  As of the date of this SAI, the NYSE is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Portfolio securities listed or traded on a national securities exchange will be valued at the last reported sale price on the valuation day.  Securities traded on an exchange for which there has been no sale that day and other securities traded in the OTC market will be valued at the mean between the last reported bid and asked prices on the valuation day.  Portfolio securities reported by NASDAQ will be valued at the NASDAQ Official Closing Price on the valuation day.  In cases in which securities are traded on more than one exchange, the securities are valued on the exchange that is normally the primary market.  Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value.  This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument.  While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument.  (See “How Shares are Priced” section in the Prospectuses.)  The long-term debt obligations held in a Portfolio’s portfolio will be valued at the mean between the most recent bid and asked prices as obtained from one or more dealers that make markets in the securities when OTC market quotations are readily available.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) or are deemed unreliable, are valued at their fair values as determined in good faith by or under the supervision of a Portfolio’s Board, in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Portfolio calculates its NAV, may also be valued at their fair values as determined in good faith by or under the supervision of a Portfolio’s Board, in accordance with methods that are specifically authorized by the Board.  The valuation techniques applied in any specific instance may vary from case to case.  With respect to a restricted security for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Portfolio related to registration of the security, as well as factors relevant to the issuer itself.  Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time the Portfolio determines its NAV or, if the foreign exchange closes prior to the time the Portfolio determines its NAV, the most recent closing price of the foreign security on its principal exchange.  Trading in certain non-U.S. securities may not take place on all days on which the NYSE is open.  Further, trading takes place in various foreign markets on days on which the NYSE is not open.  Consequently, the calculation of a Portfolio’s NAV may not take place contemporaneously with the determination of the prices of securities held by the Portfolio in foreign securities markets.  Further, the value of a Portfolio’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Portfolio.  In calculating a Portfolio’s NAV, foreign securities denominated in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the marked for foreign securities held by a Portfolio closes but before the time that the Portfolio’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Portfolio determines its NAV.  In such a case, the Portfolio will use the fair value of such securities as determined under the Portfolio’s valuation procedures.  Events after the close of trading on a foreign market that could require the Portfolio to fair value some or all of its foreign securities include, among others, securities trading in the United States and other markets, corporate announcements, natural and other disasters and political and other events.  Among other elements of analysis in determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations.  An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its NAV.   There can be no assurance that such models accurately reflect the behavior of the applicable markets, the effect of the behavior of such markets on the fair value of the securities or that such markets will continue to behave in a fashion that is consistent with such models.  Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment.  Consequently, the fair value assigned to a security may not represent the actual value that a Portfolio could obtain if it were to sell the security at the time of the close of the NYSE.  Pursuant to procedures adopted by the Board, the Portfolio is not obligated to use the fair valuations suggested by any research service, and valuation recommendations by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate.  Unless an event is such that it causes the Portfolio to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Portfolio determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Portfolio’s NAV.

Options on securities, currencies, futures, and other financial instruments purchased by the Portfolio are valued at their last bid price in the case of listed options.  If an option does not trade on a particular day, the bid price will be used if the Portfolio is long in the option and the ask price will be used if the Portfolio is short in the option.  If either the bid or the ask price is not available, exchange-traded options will be valued using an industry accepted model such as “Black Scholes.”  Options that are traded OTC will be valued using one of three methods:  (1) dealer quotes; (2) industry models with objective inputs; or (3) by using a benchmark arrived at by comparing prior day dealer quotes with the corresponding change in the underlying security or index.

The price of silver and gold bullion is determined by measuring the mean between the closing bid and asked quotations of silver and gold bullion set at the time of the close of the NYSE on each date that the NYSE is open for business.

The fair value of other assets is added to the value of all securities positions to arrive at the value of a Portfolio’s total assets.  A Portfolio’s liabilities, including accruals for expenses, are deducted from its total assets.  Once the total value of a Portfolio’s net assets is so determined, that value is then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearest cent, is the NAV per share.

In computing the NAV for a class of shares of a Portfolio, all class-specific liabilities incurred or accrued are deducted from the class’ net assets.  The resulting net assets are divided by the number of shares of the class outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the NAV per share.

Orders received by dealers prior to Market Close will be confirmed at the offering price computed as of Market Close provided the order is received by the Transfer Agent prior to Market Close that same day.  It is the responsibility of the dealer to insure that all orders are transmitted timely to the Portfolio.  Orders received by dealers after Market Close will be confirmed at the next computed offering price as described in the Prospectuses.

TAX CONSIDERATIONS

The following discussion summarizes certain U.S. federal income tax considerations generally affecting each Portfolio and its shareholders.  No attempt is made to present a detailed explanation of the tax treatment of each Portfolio and no explanation is provided with respect to the tax treatment of any Portfolio shareholder. The discussions below and in the Prospectus are not intended as substitutes for careful tax planning. Holders of VA Contracts or VLI Policies must consult the contract prospectus, prospectus summary or disclosure statement for information concerning the federal income tax consequences of owning such VA Contracts or VLI Policies.

Qualification as a Regulated Investment Company

Each Portfolio has elected (or will elect) to be taxed and intends to qualify annually to be taxed as a RIC under provisions of Subchapter M of the Code.  As a RIC, a Portfolio is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the “Distribution Requirement”), and satisfies certain other requirements of the Code that are described in this section.

In addition to satisfying the Distribution Requirement, a RIC must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, net income derived from an interest in a qualified publicly traded partnership and other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the “Income Requirement”).

In addition to satisfying the requirements described above, each Portfolio must satisfy an asset diversification test in order to qualify as a RIC.  Under this test, at the close of each quarter of a Portfolio’s taxable year, at least 50% of the value of the Portfolio’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to each of which the Portfolio has not invested more than 5% of the value of the Portfolio’s total assets in securities of such issuer and does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), of two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or of one or more qualified publicly traded partnerships.

Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security not the issuer of the option.  However, with regard to foreign currency contracts, there does not appear to be any formal or informal authority which identifies the issuer of such instrument.

If for any taxable year a Portfolio does not qualify as a RIC, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as dividend income to the extent of the Portfolio’s current and accumulated earnings and profits.  Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders and for treatment as qualified dividend income in the case of individual shareholders (if paid in taxable years beginning before January 1, 2013, if not extended further by Congress).

Qualification of Segregated Asset Accounts

Under Code Section 817(h), a variable life insurance or annuity contract will not be treated as a life insurance policy or annuity contract, respectively, under the Code, unless the segregated asset account upon which such contract or policy is based is “adequately diversified.”  A segregated asset account will be adequately diversified if it satisfies one of two alternative tests set forth in the U.S. Treasury Regulations.  Specifically, the U.S. Treasury Regulations provide that, except as permitted by the “safe harbor” discussed below, as of the end of each calendar quarter (or within 30 days thereafter) no more than 55% of the segregated asset account’s total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than

90% by any four investments.  For this purpose, all securities of the same issuer are considered a single investment, and each U.S. government agency and instrumentality is considered a separate issuer.  As a safe harbor, a segregated asset account will be treated as being adequately diversified if the diversification requirements under Subchapter M of the Code are satisfied and no more than 55% of the value of the account’s total assets is cash and cash items, U.S. government securities, and securities of other RICs.  In addition, a segregated asset account with respect to a variable life insurance contract is treated as adequately diversified to the extent of its investment in securities issued by the U.S. Treasury.

For purposes of these alternative diversification tests, a segregated asset account investing in shares of a RIC will be entitled to “look through” the regulated investment company to its pro rata portion of the RIC’s assets, provided that the shares of such RIC are held only by insurance companies and certain fund managers (a “Closed Fund”).

For a Variable Contract to qualify for tax deferral, assets in the Separate Accounts supporting the contract must be considered to be owned by the insurance company and not by the contract owner.  Under current U.S. tax law, if a contract owner has excessive control over the investments made by a separate account, or the underlying fund, the contract owner will be taxed currently on income and gains from the account or fund.  In other words, in such a case of “investor control” the contact owner would not derive the tax benefits normally associated with variable life insurance or variable annuities.

Generally, according to the IRS, there are two ways that impermissible investor control may exist.  The first relates to the design of the contract or the relationship between the contract and a separate account or underlying fund. For example, at various times, the IRS has focused on, among other factors, the number and type of investment choices available pursuant to a given Variable Contract, whether the contract offers access to funds that are available to the general public, the number of transfers that a contract owner may make from one investment option to another, and the degree to which a contract owner may select or control particular investments.

With respect to this first aspect of investor control, we believe that the design of our contracts and the relationship between our contracts and the Portfolios satisfy the current view of the IRS on this subject, such that the investor control doctrine should not apply. However, because of some uncertainty with respect to this subject and because the IRS may issue further guidance on this subject, we reserve the right to make such changes as we deem necessary or appropriate to reduce the risk that your contract might not qualify as a life insurance contract or as an annuity for tax purposes.

The second way that impermissible investor control might exist concerns your actions.  Under the IRS pronouncements, you may not select or control particular investments, other than choosing among broad investment choices such as selecting a particular Portfolio.  You may not select or direct the purchase or sale of a particular investment of a Portfolio.  All investment decisions concerning the Portfolios must be made by the portfolio manager for such Portfolio in his or her sole and absolute discretion, and not by the contract owner.  Furthermore, under the IRS pronouncements, you may not communicate directly or indirectly with such a portfolio manager or any related investment officers concerning the selection, quality, or rate of return on any specific investment or group of investments held by a Portfolio.

Finally, the IRS may issue additional guidance on the investor control doctrine, which might further restrict your actions or features of the Variable Contract.  Such guidance could be applied retroactively.  If any of the rules outlined above are not complied with, the IRS may seek to tax you currently on income and gains from a Portfolio such that you would not derive the tax benefits normally associated with variable life insurance or variable annuities.  Although highly unlikely, such an event may have an adverse impact on the fund and other Variable Contracts.  You should review your Variable Contract’s prospectus and statement of additional information, and you should consult your own tax adviser as to the possible application of the “investor control” doctrine to you.

If the segregated asset account upon which a Variable Contract is based is not “adequately diversified” under the foregoing rules for each calendar quarter, then:  (i) the Variable Contract is not treated as a life insurance contract or annuity contract under the Code for all subsequent periods and (ii) the holders of such contract must include as ordinary income the “income on the contract” for each taxable year.  Further, the income on a life insurance contract for all prior taxable years is treated as received or accrued during the taxable year of the policyholder in which the contract ceases to meet the definition of a “life insurance contract” under the Code.  The “income on the contract” is, generally, the excess of: (i) the sum of the increase in the net surrender value of the contract during the taxable year and the cost of the life insurance protection provided under the contract during the year, over (ii) the premiums paid under the contract during the taxable year.  In addition, if a Portfolio does not constitute a Closed Fund, the holders of the contracts and annuities which invest in the Portfolio through a segregated asset account may be treated as owners of Portfolio shares and may be subject to tax on distributions made by the Portfolio.

The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the income received in connection therewith by the Portfolios.  Income from the disposition of foreign currencies (except certain gains there from that may be excluded by future regulations); and income from transactions in options, futures, and forward contracts derived by a Portfolio with respect to its business of investing in securities or foreign currencies, are expected to qualify as permissible income under the Income Requirement.

If a Portfolio fails to qualify to be taxed as a RIC, the Portfolio will be subject to federal, and possibly state, corporate taxes on its taxable income and gains (without any deduction for its distributions to its shareholders) and distributions to its shareholders will constitute ordinary income to the extent of such Portfolio’s available earnings and profits.  Under certain circumstances, a Portfolio could cure such a failure and maintain its RIC status.  Owners of Variable Contracts which have invested in such a Portfolio might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.  In addition, if a Portfolio failed to comply with the diversification requirements of section 817(h) of the Code and the regulations thereunder, owners of Variable Contracts which have invested in the Portfolio could be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral.  For additional information concerning the consequences of failure to meet the requirements of section 817(h), see the prospectuses for the Variable Contracts.

Excise Tax on Regulated Investment Companies

Generally, a RIC must distribute substantially all of its ordinary income and capital gains in accordance with a calendar year distribution requirement in order to avoid a nondeductible 4% excise tax.  However, the excise tax does not apply when a Portfolio’s only shareholders are segregated asset accounts of life insurance companies held in connection with Variable Contracts.  To avoid the excise tax, each Portfolio that does not qualify for this exemption intends to make its distributions in accordance with the calendar year distribution requirement.

Foreign Investments

Portfolios investing in foreign securities or currencies may be required to pay withholding, income or other taxes to foreign governments or U.S. possessions.  Foreign tax withholdings from dividends and interest, if any, is generally at a rate between 10% and 35%.  The investment yield of a Portfolio that invests in foreign securities or currencies is reduced by these foreign taxes.  Owners of Variable Contracts investing in such Portfolios bear the cost of any foreign taxes but will not be able to claim a foreign tax credit or deduction for these foreign taxes.  Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and foreign countries generally do not impose taxes on capital gains in respect of investments by foreign investors.

The Portfolios listed above may invest in securities of passive foreign investment companies (“PFICs”).  A PFIC is a foreign corporation that, in general, meets either the following test:  (i) at least 75% of its gross income is passive; or (ii) an average of at least 50% of its assets produce, or are held for the productions of, passive income.  A Portfolio investing in securities of PFICs may be subject to U.S. federal income taxes and interest charges, which would reduce the investment yield of a Portfolio making such investments.  Owners of Variable Contracts investing in such Portfolios would bear the cost of these taxes and interest charges.  In certain cases, a Portfolio may be eligible to make certain elections with respect to securities of PFICs which could reduce taxes and interest charges payable by the Portfolio. However, a Portfolio’s intention to qualify annually as a RIC may limit the Portfolio’s elections with respect to PFIC securities and no assurance can be given that such elections can or will be made.

REITs

A Portfolio may invest in REITs that hold residual interests in real REMICs.  Under U.S. Treasury regulations that have not yet been issued, but when issued may apply retroactively, a portion of a Portfolio’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC (referred to in the Code as an “excess inclusions”) will be subject to U.S. federal income tax in all events.  These regulations are also expected to provide that excess inclusion income of a RIC, such as the Portfolios, will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly.  In general, excess inclusion income allocated to shareholders: (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions); (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-except entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income; and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax.  In addition, if at any time during any taxable year a ‘disqualified organization’ (as defined in the Code) is a record holder of a share in a RIC will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest U.S. federal income tax rate imposed on corporations.

Effect of Future Legislation; Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the U.S. Treasury Regulations issued thereunder as in effect on the date of this SAI.  Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

Rules of state and local taxation often differ from the rules for U.S. federal income taxation described above.  Shareholders are urged to consult their tax advisers as to the consequences of state and local tax rules affecting investment in a Portfolio.

The foregoing is only a general summary of some of the applicable provisions of the Code and U.S. Treasury Regulations now in effect as currently interpreted by the courts and the IRS.  The Code and the Regulations, as well as the current interpretations thereof, may change at any time.  No attempt is made to present a complete explanation of the federal tax treatment of each Portfolio’s activities, and this discussion and the discussion in the prospectus and/or statements of additional information for the Variable Contracts are not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisers for more detailed information and for information regarding any state, local, or foreign taxes applicable to the Variable Contracts and the holders thereof.

Capital Loss Carryforwards

Pursuant to recently enacted legislation, net capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward without expiration. Net capital losses incurred in taxable years beginning on or before December 22, 2010 can be carried forward for eight taxable years. The following table sets forth the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2012.

Portfolio		Amount	Expiration Dates
ING Columbia Contrarian Core Portfolio		$(4,959,726)	2016
		$(57,895,293)	2017
Total		$(62,855,019)

ING Columbia Small Cap Value II Portfolio	Total	$(52,828,242)	2017

ING Invesco Comstock Portfolio		$(81,862,564)	2016
		$(130,908,420)	2017
Total		$(212,770,984)

ING Invesco Equity and Income Portfolio	Total	$(9,587,782)	2017

ING Oppenheimer Global Portfolio		$(51,155,908)	2017
		$(98,529)	2018
Total		$(51,254,437)

ING Pioneer High Yield Portfolio	Total	$(22,474,384)	2017

ING T. Rowe Price Growth Equity Portfolio	Total	$(57,125,271)	2017

ING Templeton Foreign Equity Portfolio		$(11,132,244)	2015
		$(35,954,547)	2016
		$(133,709,136)	2017
		$(5,418,028)	None
		$(48,764,209)	None
Total		$(234,978,164)*

*Utilization of these capital losses is subject to annual limitations under Section 382 of the Code. Amounts and years of expiration may be adjusted to reflect future gain/loss activity to comply with the limitation rules.

CALCULATION OF PERFORMANCE DATA

From time to time, the Company may include the yield of the Portfolios, and the total return of the Portfolios in advertisements or sales literature.  In the case of Variable Contracts, performance information for a Portfolio will not be advertised or included in sales literature unless accompanied by comparable performance information for the Separate Account to which the Portfolio offers its shares.

Quotations of average annual total return for a Portfolio will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Portfolio over certain periods that will include periods of one, five, and ten years (or, if less, up to the life of the Portfolio), calculated pursuant to the following formula: P (1 + T)(n) = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period).  Quotations of total return may also be shown for other periods.  All total return figures reflect the deduction of a proportional share of Portfolio expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.

Total Return Quotations as of December 31, 2012

The following table sets forth the average annual total returns of each class of the Portfolios for the periods ended December 31, 2012.  Each Portfolio’s past performance is no guarantee of future results.

	1 Year	5 Years	10 Years	Since Inception	Date of Inception
ING American Century Small-Mid Cap Value Portfolio
Class ADV	16.07%	6.23%	10.25%	—	05/01/02
Class I	16.59%	6.76%	10.79%	—	05/01/02
Class S	16.35%	6.50%	10.54%	—	05/01/02
Class S (adjusted for Class S2 shares)	16.20%	6.35%	10.39%	—	05/01/02
Class S2	16.24%	N/A	N/A	24.18%	02/27/09
ING Baron Growth Portfolio
Class ADV	19.40%	3.94%	10.39%	—	05/01/02
Class I	19.96%	4.45%	10.94%	—	05/01/02
Class S	19.67%	4.21%	10.67%	—	05/01/02
Class S (adjusted for Class S2 shares)	19.49%	4.06%	10.52%	—	05/01/02
Class S2	19.49%	N/A	N/A	26.04%	02/27/09
ING Columbia Contrarian Core Portfolio
Class ADV	11.99%	(1.08)%	5.81%	—	12/10/01
Class I	12.56%	(0.59)%	6.34%	—	12/10/01
Class S	12.27%	(0.83)%	6.07%	—	12/10/01
Class S (adjusted for Class S2 shares) (1)	12.10%	(0.99)%	5.93%	—	12/10/01
ING Columbia Small Cap Value II Portfolio
Class ADV	14.01%	2.48%	N/A	2.52%	12/29/06
Class I	14.56%	3.01%	N/A	2.99%	04/28/06
Class S	14.20%	2.74%	N/A	2.80%	05/01/06
Class S (adjusted for Class S2 shares)	14.03%	2.59%	N/A	2.65%	05/01/06
Class S2	14. 07%	N/A	N/A	23.54%	02/27/09
ING Global Bond Portfolio
Class ADV	7.36%	5.38%	N/A	5.51%	11/08/04
Class I	7.91%	5.90%	N/A	6.02%	11/08/04
Class S	7.65%	5.65%	N/A	5.78%	11/08/04
ING Invesco Comstock Portfolio
Class ADV	18.30%	1.51%	6.56%	—	05/01/02
Class I	18.83%	2.01%	7.07%	—	05/01/02
Class S	18.66%	1.78%	6.83%	—	05/01/02
Class S (adjusted for Class S2 shares) (1)	18.48%	1.63%	6.69%	—	05/01/02

	1 Year	5 Years	10 Years	Since Inception	Date of Inception
ING Invesco Equity and Income Portfolio
Class ADV	12.23%	2.81%	7.15%	—	12/10/01
Class I	12.79%	3.33%	7.69%	—	12/10/01
Class S	12.52%	3.07%	7.42%	—	12/10/01
Class S (adjusted for Class S2 shares)	12.34%	2.92%	7.27%	—	12/10/01
Class S2	12.34%	N/A	N/A	15.46%	02/27/09
ING JPMorgan Mid Cap Value Portfolio
Class ADV	19.69%	4.55%	9.60%	—	05/01/02
Class I	20.33%	5.06%	10.14%	—	05/01/02
Class S	20.02%	4.80%	9.88%	—	05/01/02
Class S (adjusted for Class S2 shares)	19.84%	4.66%	9.74%	—	05/01/02
Class S2	19.86%	N/A	N/A	24.25%	02/27/09
ING Oppenheimer Global Portfolio
Class ADV	21.18%	1.07%	8.40%	—	05/01/02
Class I	21.70%	1.57%	9.06%	—	05/01/02
Class S	21.33%	1.32%	8.65%	—	05/01/02
Class S (adjusted for Class S2 shares)	21.15%	1.17%	8.51%	—	05/01/02
Class S2	21.17%	N/A	N/A	21.83%	02/27/09
ING PIMCO Total Return Portfolio
Class ADV	7.61%	5.84%	5.17%	—	05/01/02
Class I	8.22%	6.38%	5.71%	—	05/01/02
Class S	7.88%	6.12%	5.44%	—	05/01/02
Class S (adjusted for Class S2 shares)	7.73%	5.98%	5.30%	—	05/01/02
Class S2	7.73%	N/A	N/A	8.92%	02/27/09
ING Pioneer High Yield Portfolio
Class I	16.21%	10.12%	N/A	9.29%	01/03/06
Class S	15.84%	9.83%	N/A	9.07%	01/20/06
Class S (adjusted for Class S2 shares)(1)	15.67%	9.68%	N/A	8.92%	01/20/06
ING T. Rowe Price Diversified Mid Cap Growth Portfolio
Class ADV	15.70%	3.15%	9.28%	—	12/10/01
Class I	16.13%	3.65%	9.81%	—	12/10/01
Class S	15.87%	3.40%	9.55%	—	12/10/01
Class S (adjusted for Class S2 shares)	15.70%	3.24%	9.40%	—	12/10/01
Class S2	15.73%	N/A	N/A	24.65%	02/27/09
ING T. Rowe Price Growth Equity Portfolio
Class ADV	18.33%	2.07%	7.48%	—	12/10/01
Class I	18.92%	2.58%	8.02%	—	11/28/97
Class S	18.62%	2.33%	7.75%	—	12/10/01
Class S (adjusted for Class S2 shares)	18.45%	2.18%	7.61%	—	12/10/01
Class S2	18.46%	N/A	N/A	21.33%	02/27/09
ING Templeton Foreign Equity Portfolio
Class ADV	18.32%	(2.61)%	N/A	0.30%	12/20/06
Class I	18.89%	(2.15)%	N/A	3.37%	01/03/06
Class S	18.64%	(2.40)%	N/A	3.09%	01/12/06
Class S (adjusted for Class S2 shares)	18.44%	(2.55)%	N/A	2.94%	01/12/06
Class S2	18.40%	N/A	N/A	17.41%	02/27/09

(1) Because the Class S2 shares of the Portfolio had not commenced operations as of December 31, 2012, the Portfolio’s Class S shares’ performance is provided.  The Portfolio’s Class S shares’ performance has been revised to reflect the higher expenses of the Class S2 shares.

Each Portfolio may be categorized as to its market capitalization make-up (“large-cap,” “mid-cap” or “small-cap”) with regard to the market capitalization of the issuers whose securities it holds.  A Portfolio average or median market capitalization may also be cited.  Certain other statistical measurements may be used to provide measures of a Portfolio’s characteristics.  Some of these statistical measures include without limitation: median or average P/E ratios, duration and beta.  Median and average P/E ratios, are measures describing the relationship between the prices of a Portfolio’s various securities and its earnings per share.  Duration is a weighted-average term-to-maturity of the bond’s cash flows, the weights being present value of each cash flow as a percentage of the bond’s full price.

Beta is a historical measure of a Portfolio’s market risk; a Beta of 1.10 indicates that the Portfolio’s returns tended to be 10% higher (lower) than the market return during periods in which market returns were positive (negative).

Performance information for a Portfolio may be compared in advertisements, sales literature, and reports to shareholders to:  (i) the Barclays Capital U.S. Government/Credit Index, the Barclays Capital U.S. Aggregate Bond Index, the Barclays Capital Global Aggregate Index, the Bank of America/Merrill Lynch High Yield Master II Index, the Bank of America/Merrill Lynch All Convertibles Index, the MSCI All Country World Index, the MSCI All Country World IndexSM Ex-U.S., the MSCI Europe, Australasia, and the Far East® Index, the MSCI World IndexSM, the Russell 1000® Index, the Russell 1000® Growth Index,  the Russell 1000® Value Index, the Russell 2000® Growth Index, the Russell 2000® Index, the Russell 2000® Value Index, the Russell 2500 Growth Index, the Russell 2500TM Value Index, the Russell Midcap® Growth Index, the Russell Midcap® Value Index, the S&P 500® Index, the S&P MidCap 400 Index, and the S&P Small Cap 600/Citigroup Value Index, or other indices that measure performance of a pertinent group of securities, (ii) other groups of mutual funds tracked by Lipper Analytical Services, Inc., a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or person who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Portfolio.  Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

Reports and promotional literature may also contain other information including (i) the ranking of any Portfolio derived from rankings of mutual funds or other investment products tracked by Lipper Analytical Services, Inc. or by other rating services, companies, publications, or other persons who rank mutual funds or other investment products on overall performance or other criteria; and (ii) the effect of tax deferred compounding on a Portfolio’s investment returns, or returns in general, which may by illustrated by graphs, charts, or otherwise, and which may include a comparison, at various points in time, of the return from an investment in a Portfolio (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a taxable basis.

In addition, reports and promotional literature may contain information concerning the Adviser, the Sub-Advisers, or affiliates of the Company, the Adviser, or the Sub-Advisers, including: (i) performance rankings of other mutual funds managed by a Sub-Adviser, or the individuals employed by a Sub-Adviser who exercise responsibility for the day-to-day management of a Portfolio, including rankings of mutual funds published by Morningstar, Inc., Value Line Mutual Fund Survey, or other rating services, companies, publications, or other persons who rank mutual funds or other investments products on overall performance or other criteria; (ii) lists of clients, the number of clients, or assets under management; and (iii) information regarding services rendered by the Adviser to the Company, including information related to the selection and monitoring of the Sub-Advisers.  Reports and promotional literature may also contain a description of the type of investor for whom it could be suggested that a Portfolio is intended, based upon each Portfolio’s investment objectives.

The Portfolios also may quote annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and as a dollar amount based on a hypothetical $10,000 investment for various periods other than those noted below.  Such data will be computed as described above, except that the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rates of return.

Quotations of yield or total return for the Portfolios will not take into account charges and deductions against the Separate Account to which the Portfolios’ shares are sold or charges and deductions against the Variable Contracts issued by ReliaStar Life Insurance Company or its affiliates.  The Portfolios’ yield and total return should not be compared with mutual funds that sell their shares directly to the public since the figures provided do not reflect charges against the Separate Account or the Variable Contracts.  Performance information for any Portfolio reflects only the performance of a hypothetical investment in the Portfolio during the particular time period in which the calculations are based.  Performance information should be considered in light of the Portfolios’ investment objectives and policies, characteristics and quality of the portfolios and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

In the case of Variable Contracts, quotations of yield or total return for a Portfolio will not take into account charges and deductions against any Separate Accounts to which the Portfolio shares are sold or charges and deductions against the life insurance policies or annuity contracts issued by ING USA, although comparable performance information for the Separate Accounts will take such charges into account.  Performance information for any Portfolio reflects only the performance of a hypothetical investment in the Portfolio during the particular time period on which the calculations are based.  Performance information should be considered in light of the Portfolio’s investment objective or objectives and investment policies, the characteristics and quality of the portfolios, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

GENERAL INFORMATION

Capitalization

The Company is organized as a Maryland Corporation. The Articles of Incorporation authorize the Company to issue twenty billion, six hundred million (20,600,000,000) shares of common stock with a par value of $0.001 per share.  The shares are non-assessable, transferable, redeemable, and do not have preemptive rights or cumulative voting rights.  The shares may be issued as whole or fractional shares and are uncertificated.  The Articles of Incorporation authorize the Directors to create and classify shares of Capital Stock into one or more classes of shares.  The Directors have classified shares of the Portfolios into at least four classes:  Class ADV shares, Class I shares, Class S shares, and Class S2 shares.

Voting Rights

Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote in the election of Directors (to the extent hereinafter provided) and on other matters submitted to the vote of the shareholders, however to the extent that any matter does not affect the interest of a particular Portfolio or share class, only shareholders of the affected Portfolios or shares classes shall be entitled to vote.  Certain shareholders of the Portfolios are the insurance companies for their separate accounts using the Portfolios to fund Variable Contracts.  The insurance company depositors of the Separate Accounts pass voting rights attributable to shares held for Variable Contracts through to contract owners as described in the prospectus for the applicable Variable Contract.

The Directors of the Company shall continue to hold office until the Annual Meeting of Shareholders next held after his/her election, or until his/her successor is duly elected and qualified.  No annual meeting of the shareholders for the purpose of electing Directors will be held.  However, Shareholders holding a majority of outstanding shares may request a special meeting for the purpose of removing and replacing a Director.  Vacancies on the Board occurring between any such meetings shall be filled by the remaining Directors.  Any Director may also voluntarily resign from office.  Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Directors can, if they choose to do so, elect all the Directors of the Company, in which event the holders of the remaining shares will be unable to elect any person as a Director.

Special shareholder meetings may be called when requested in writing by the holders of not less than 50% of the outstanding voting shares of a Portfolio.  Any request must state the purposes of the proposed meeting.

The Articles may be amended if duly advised by a majority of the Directors and approved by the affirmative vote of a majority of votes entitled to be cast.

Registration Statement

This SAI and the corresponding Prospectuses do not contain all the information included in the Company’s Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectuses.  Certain portions of the Registration Statement have been omitted pursuant to the rules and regulation of the SEC.

The Registration Statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

Statements contained herein and in the Prospectuses as to the contents of any contract or other documents referred to, are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

FINANCIAL STATEMENTS

The fiscal year of the Portfolios ends on December 31. The financial statements and the independent registered public accounting firm’s report thereon, appearing in the Portfolios’ annual shareholder report for the period ended December 31, 2012 are incorporated by reference in this SAI.  An annual shareholder report containing financial statements audited by the Company’s independent registered public accounting firm and an unaudited semi-annual report will be sent to shareholders each year. Annual and unaudited semi-annual shareholder reports, may be obtained without charge by contacting ING Funds at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258, or by calling (800)-262-3862.

APPENDIX A

DESCRIPTION OF BOND RATINGS

MOODY’S INVESTORS SERVICE, INC.

Aaa — Bonds which are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt-edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa — Bonds which are rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A — Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations.  Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa — Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba — Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured.  Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this Class S.

B — Bonds which are rated B generally lack characteristics of the desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

The modifier 1 indicates that the bond ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates the issuer ranks in the lower end of its rating category.

STANDARD & POOR’S RATINGS SERVICES

AAA — Bonds rated AAA have the highest rating assigned by Standard & Poor’s to a debt obligation.  Capacity to pay interest and repay principal is extremely strong.

AA — Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A — Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

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BBB — Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal.  Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB — Bonds rated BB have less near-term vulnerability to default than other speculative issues.  However, the bonds face major uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B — Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments.  Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The ratings from “AA” to “B” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

FITCH RATINGS

AAA: Bonds considered to be investment-grade and of the highest quality. The obligor has an exceptionally strong ability to pay interest and repay principal which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment-grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong although not quite as strong as bonds rated “AAA”. Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated “F-1+”.

A: Bonds considered to be investment-grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment-grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment-grade is higher than for bonds with higher ratings.

BB: Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C:  Bonds are in imminent default in payment of interest or principal.

Plus (+) Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the “AAA” category.

NR: Indicates that Fitch does not rate the specific issue.

Conditional: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Suspended: A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

Withdrawn: A rating will be withdrawn when an issue matures or is called or refinanced, and, at Fitch’s discretion, when an issuer fails to furnish proper and timely information.

RatingWatch: Ratings are placed on RatingWatch to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for potential downgrade, or “Evolving”, where ratings may be raised or lowered. RatingWatch is relatively short-term, and should be resolved within 12 months.

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APPENDIX B - PROXY VOTING PROCEDURES AND GUIDELINES

ING FUNDS

PROXY VOTING PROCEDURES AND GUIDELINES

Effective Date:  July 10, 2003

Revision Date:  March 7, 2013

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I.	Introduction	1
II.	Compliance Committee	1
III.	Delegation of Voting Authority	1
IV.	Approval and Review of Procedures	3
V.	Voting Procedures and Guidelines	3
VI.	Conflicts of Interest	7
VII.	Reporting and Record Retention	7
EXHIBIT 1 — List of ING Funds		8
EXHIBIT 2 — Proxy Voting Procedures of the Advisers		9
I.	Introduction	9
II.	Roles and Responsibilities	9
III.	Voting Procedures	12
IV.	Assessment of the Agent and Conflicts of Interest	14
V.	Reporting and Record Retention	16
APPENDIX 1 — Proxy Group		17
EXHIBIT 3 — Proxy Voting Guidelines of the ING Funds		18
I.	Introduction	18
II.	Guidelines	18
General Policies		18
1.	The Board of Directors	19
2.	Proxy Contests	26
3.	Auditors	27
4.	Proxy Contest Defenses	27
5.	Tender Offer Defenses	28
6.	Miscellaneous	29
7.	Capital Structure	31
8.	Executive and Director Compensation	34
9.	State of Incorporation	38
10.	Mergers and Corporate Restructurings	38
11.	Mutual Fund Proxies	39
12.	Social and Environmental Issues	39
13.	Global Proxies	40

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I.                                        Introduction

The following are the Proxy Voting Procedures and Guidelines (the “Procedures and Guidelines”) of the ING Funds set forth on Exhibit 1 attached hereto and each portfolio or series thereof, except for any “Sub-Adviser-Voted Series” identified on Exhibit 1 and further described in Section III below (each non-Sub-Adviser-Voted Series hereinafter referred to as a “Fund” and collectively, the “Funds”).  The purpose of these Procedures and Guidelines is to set forth the process by which each Fund subject to these Procedures and Guidelines will vote proxies related to the equity assets in its investment portfolio (the “portfolio securities”).  The term “proxies” as used herein shall include votes in connection with annual and special meetings of equity stockholders but not those regarding bankruptcy matters and/or related plans of reorganization.  The Procedures and Guidelines have been approved by the Funds’ Boards of Trustees/Directors(1) (each a “Board” and collectively, the “Boards”), including a majority of the independent Trustees/Directors(2) of the Board.  These Procedures and Guidelines may be amended only by the Board.  The Board shall review these Procedures and Guidelines at its discretion, and make any revisions thereto as deemed appropriate by the Board.

II.                                   Compliance Committee

The Boards hereby delegate to the Compliance Committee of each Board (each a “Committee” and collectively, the “Committees”) the authority and responsibility to oversee the implementation of these Procedures and Guidelines, and where applicable, to make determinations on behalf of the Board with respect to the voting of proxies on behalf of each Fund.  Furthermore, the Boards hereby delegate to each Committee the authority to review and approve material changes to proxy voting procedures of any Fund’s investment adviser (the “Adviser”).  The Proxy Voting Procedures of the Adviser (the “Adviser Procedures”) are attached hereto as Exhibit 2.  Any determination regarding the voting of proxies of each Fund that is made by a Committee, or any member thereof, as permitted herein, shall be deemed to be a good faith determination regarding the voting of proxies by the full Board.  Each Committee may rely on the Adviser through the Proxy Coordinator, Agent, and/or Proxy Group (as such terms are defined in the Adviser Procedures (Exhibit 2, Sections II.A., B., and C., respectively)) to deal in the first instance with the application of these Procedures and Guidelines.  Each Committee shall conduct itself in accordance with its charter.

III.                              Delegation of Voting Authority

Except as otherwise provided for herein, the Board hereby delegates to the Adviser to each Fund the authority and responsibility to vote all proxies with respect to all portfolio securities of the

(1)         Reference in these Procedures to one or more Funds shall, as applicable, mean those Funds that are under the jurisdiction of the particular Board or Compliance Committee at issue.  No provision in these Procedures is intended to impose any duty upon the particular Board or Compliance Committee with respect to any other Fund.

(2)         The independent Trustees/Directors are those Board members who are not “interested persons” of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

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Fund in accordance with the current proxy voting procedures and guidelines that have been approved by the Board.  The Board may revoke such delegation with respect to any proxy or proposal, and assume the responsibility of voting any Fund proxy or proxies as it deems appropriate.  Non-material amendments to the Procedures and Guidelines may be approved for immediate implementation by the President or Chief Financial Officer of a Fund, subject to ratification at the next regularly scheduled meeting of the Compliance Committee.

A Board may elect to delegate the voting of proxies to the Sub-Adviser of a portfolio or series of the ING Funds.  In so doing, the Board shall also approve the Sub-Adviser’s proxy policies for implementation on behalf of such portfolio or series (a “Sub-Adviser-Voted Series”).  Sub-Adviser-Voted Series shall not be covered under these Procedures and Guidelines but rather shall be covered by such Sub-Adviser’s proxy policies, provided that the Board, including a majority of the independent Trustees/Directors(3), has approved them on behalf of such Sub-Adviser-Voted Series, and ratifies any subsequent changes at the next regularly scheduled meeting of the Compliance Committee and the Board.

When a Fund participates in the lending of its securities and the securities are on loan at record date, proxies related to such securities will not be forwarded to the Adviser by the Fund’s custodian and therefore will not be voted.  However, the Adviser shall use best efforts to recall or restrict specific securities from loan for the purpose of facilitating a “material” vote as described in the Adviser Procedures.

Funds that are “funds-of-funds” will “echo” vote their interests in underlying mutual funds, which may include ING Funds (or portfolios or series thereof) other than those set forth on Exhibit 1 attached hereto.  This means that, if the fund-of-funds must vote on a proposal with respect to an underlying investment company, the fund-of-funds will vote its interest in that underlying fund in the same proportion all other shareholders in the underlying investment company voted their interests.

However, if the underlying fund has no other shareholders, the fund-of-funds will vote as follows:

A.                                    If the fund-of-funds and the underlying fund are being solicited to vote on the same proposal (e.g., the election of fund directors/trustees), the fund-of-funds will vote the shares it holds in the underlying fund in the same proportion as all votes received from the holders of the fund-of-funds’ shares with respect to that proposal; and

B.                                    If the fund-of-funds is being solicited to vote on a proposal for an underlying fund (e.g., a new Sub-Adviser to the underlying fund), and there is no corresponding proposal at the fund-of-funds level, the Board shall determine the most appropriate method of voting with respect to the underlying fund proposal

(3)         The independent Trustees/Directors are those Board members who are not “interested persons” of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

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The foregoing procedure shall also apply to any ING Fund (an “Investing Fund”) that, while not a fund-of-funds, invests in one or more underlying funds.  Accordingly:

A.                                    Each Investing Fund will “echo” vote its interests in an underlying fund, if the underlying fund has shareholders other than the Investing Fund;

B.                                    In the event an underlying fund has no other shareholders, and the Investing Fund and the underlying fund are being solicited to vote on the same proposal, the Investing Fund will vote its interests in the underlying fund in the same proportion as all votes received from the holders of its own shares on that proposal; and

C.                                    In the event an underlying fund has no other shareholders, and there is no corresponding proposal at the Investing Fund level, the Board shall determine the most appropriate method of voting with respect to the underlying fund proposal.

A fund that is a “feeder” fund in a master-feeder structure does not echo vote.  Rather, it passes votes requested by the underlying master fund to its shareholders.  This means that, if the feeder fund is solicited by the master fund, it will request instructions from its own shareholders, either directly or, in the case of an insurance-dedicated Fund, through an insurance product or retirement plan, as to the manner in which to vote its interest in an underlying master fund.

When a Fund is a feeder in a master-feeder structure, proxies for the portfolio securities owned by the master fund will be voted pursuant to the master fund’s proxy voting policies and procedures.  As such, and except as otherwise noted herein with respect to vote reporting requirements, feeder Funds shall not be subject to these Procedures and Guidelines.

IV.                               Approval and Review of Procedures

Each Fund’s Adviser has adopted proxy voting procedures in connection with the voting of portfolio securities for the Funds as attached hereto in Exhibit 2.  The Board hereby approves such procedures.  All material changes to the Adviser Procedures must be approved by the Board or the Compliance Committee prior to implementation; however, the President or Chief Financial Officer of a Fund may make such non-material changes as they deem appropriate, subject to ratification by the Board or the Compliance Committee at its next regularly scheduled meeting.

V.                                    Voting Procedures and Guidelines

The Guidelines that are set forth in Exhibit 3 hereto specify the manner in which the Funds generally will vote with respect to the proposals discussed therein.

Unless otherwise noted, the defined terms used hereafter shall have the same meaning as defined in the Adviser Procedures.

A.            Routine Matters

The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear policy (e.g., “For,” “Against,” “Withhold,” or “Abstain”) on a proposal.  However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it

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appears to involve unusual or controversial issues, or an Investment Professional (as such term is defined in the Adviser Procedures (Exhibit 2, Section II.D.)) recommends a vote contrary to the Guidelines.

B.            Matters Requiring Case-by-Case Consideration

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted “case-by-case” consideration.

Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

Except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation, the Proxy Coordinator will forward the Agent’s analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent, or any other source to the Proxy Group.  The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration.  In the event quorum requirements cannot be timely met in connection with a voting deadline, it shall be the policy of the Funds to vote in accordance with the Agent’s recommendation, unless the Agent’s recommendation is deemed to be conflicted as provided for under the Adviser Procedures, in which case no action shall be taken on such matter (i.e., a “Non-Vote”).

1.     Within-Guidelines Votes:  Votes in Accordance with a Fund’s Guidelines and/or where applicable, Agent Recommendation

In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner, except that the Proxy Coordinator may first consult with a Fund’s Compliance Committee as described in Section V.B.5. below.  Except as provided for herein, no Conflicts Report (as such term is defined in the Adviser Procedures (Exhibit 2, Section IV.B.)) is required in connection with Within-Guidelines Votes.

2.     Non-Votes:  Votes in Which No Action is Taken

The Proxy Group may recommend that a Fund refrain from voting under circumstances including, but not limited to, the following:  (1) if the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with fractional shares, securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies,

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particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security.  In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.  The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group’s review of a specific proxy.

Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders’ rights are limited, Non-Votes may also occur in connection with a Fund’s related inability to timely access ballots or other proxy information in connection with its portfolio securities.

Non-Votes may also result in certain cases in which the Agent’s recommendation has been deemed to be conflicted, as described in V.B. above and V.B.4. below.

3.     Out-of-Guidelines Votes:  Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent’s Recommendation is Conflicted

If the Proxy Group recommends that a Fund vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter and the Procedures and Guidelines are silent, or the Agent’s recommendation on a matter is deemed to be conflicted as provided for under the Adviser Procedures, the Proxy Coordinator will then request that all members of the Proxy Group, including any members who abstained from voting on the matter or were not in attendance at the meeting at which the relevant proxy is being considered, and each Investment Professional participating in the voting process complete a Conflicts Report.  As provided for in the Adviser Procedures, the Proxy Coordinator shall be responsible for identifying to Counsel potential conflicts of interest with respect to the Agent.

If Counsel determines that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group, or the participating Investment Professional(s), the Proxy Coordinator will then contact the Compliance Committee(s) and forward to such Committee(s) all information relevant to their review, including the following materials or a summary thereof:  the applicable Procedures and Guidelines, the recommendation of the Agent, where applicable, the recommendation of the Investment Professional(s), where applicable, any resources used by the Proxy Group in arriving at its recommendation, the Conflicts Report and any other written materials establishing whether a conflict of interest exists, and findings of Counsel (as such term is defined in the Adviser Procedures (Exhibit 2, Section IV.A.)).  Upon Counsel’s finding that a conflict of interest exists with respect to one or more members of the Proxy Group or the Advisers generally, the remaining members of the Proxy Group shall not be required to complete a Conflicts Report in connection with the proxy.

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If Counsel determines that there does not appear to be a conflict of interest with respect to the Agent, any member of the Proxy Group, or the participating Investment Professional(s), the Proxy Coordinator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

A vote that is contrary to the Agent’s recommendation, but is based on input from an Investment Professional provided in connection with a Guideline requiring case-by-case review while specifying that primary consideration will be given to such input, shall be not be deemed an Out-of-Guidelines Vote if the Investment Professional completes and returns a Conflicts Report and Counsel determines that no conflict of interest appears to be present.  The Proxy Group shall not be required to complete a Conflicts Report in connection with such votes.

4.     Referrals to a Fund’s Compliance Committee

A Fund’s Compliance Committee may consider all recommendations, analysis, research and Conflicts Reports provided to it by the Agent, Proxy Group and/or Investment Professional(s), and any other written materials used to establish whether a conflict of interest exists, in determining how to vote the proxies referred to the Committee.  The Committee will instruct the Agent through the Proxy Coordinator how to vote such referred proposals.

The Proxy Coordinator shall use best efforts to timely refer matters to a Fund’s Committee for its consideration.  In the event any such matter cannot be timely referred to or considered by the Committee, it shall be the policy of the Funds to vote in accordance with the Agent’s recommendation, unless the Agent’s recommendation is conflicted on a matter, in which case no action shall be taken on such matter (i.e., a “Non-Vote”).

The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund’s Committee, as well as all applicable recommendations, analysis, research, Conflicts Reports and vote determinations.

5.     Consultation with a Fund’s Compliance Committee

The Proxy Coordinator may consult with the Chair of a Fund’s Compliance Committee for guidance on behalf of the Committee if application of the Procedures and Guidelines is unclear or in connection with any unusual or controversial issue or a recommendation received from an Investment Professional.  The Chair may consider all recommendations, analysis, research, or Conflicts Reports provided by the Agent, Proxy Group, and/or Investment Professional(s).  The Chair may provide guidance or direct the Proxy Coordinator to refer the proposal(s) to the full Compliance Committee.  The guidance of the Chair, or the Committee, as applicable, shall be given primary consideration by the Proxy Group in making a vote determination.

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The Proxy Coordinator will maintain a record of all proxy questions that have been referred to the Chair or Committee for guidance, as well as all applicable recommendations, analysis, research, Conflicts Reports and vote determinations.

VI.                               Conflicts of Interest

In all cases in which a vote has not been clearly determined in advance by the Procedures and Guidelines or for which the Proxy Group recommends an Out-of-Guidelines Vote, and Counsel has determined that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group, or any Investment Professional participating in the voting process, the proposal shall be referred to the Fund’s Committee for determination so that the Adviser shall have no opportunity to exercise voting discretion over a Fund’s proxy in a situation in which the Adviser or certain other related parties or the Agent may be deemed to have a conflict of interest.  In the event a member of a Fund’s Committee believes he/she has a conflict of interest that would preclude him/her from making a voting determination in the best interests of the beneficial owners of the applicable Fund, such Committee member shall so advise the Proxy Coordinator and recuse himself/herself with respect to determinations regarding the relevant proxy.

VII.                          Reporting and Record Retention

A.            Reporting by the Funds

Annually in August, each Fund will post its proxy voting record, or a link thereto, for the prior one-year period ending on June 30th on the ING Funds’ website.  The proxy voting record for each Fund will also be available on Form N-PX in the EDGAR database on the website of the Securities and Exchange Commission (“SEC”).  For any Fund that is a feeder in a master/feeder structure, no proxy voting record related to the portfolio securities owned by the master fund will be posted on the ING Funds’ website or included in the Fund’s Form N-PX; however, a cross-reference to the master fund’s proxy voting record as filed in the SEC’s EDGAR database will be included in the Fund’s Form N-PX and posted on the ING Funds’ website.  If any feeder fund was solicited for vote by its underlying master fund during the reporting period, a record of the votes cast by means of the pass-through process described in Section III above will be included on the ING Funds’ website and in the Fund’s Form N-PX.

B.            Reporting to a Fund’s Compliance Committee

At each regularly scheduled meeting, the Committee will receive a report from the Proxy Coordinator indicating each proxy proposal, or a summary of such proposals, that was (1) voted Out-of-Guidelines, including any proposals voted Out-of-Guidelines pursuant to special circumstances raised by an Investment Professional; (2) voted Within Guidelines in cases in which an Investment Professional’s recommendation was not adopted by the Proxy Group; or (3) referred to the Committee for determination in accordance with Section V. hereof.  Such report shall indicate the name of the issuer, the substance of the proposal, a summary of the Investment Professional’s recommendation, where applicable and the reasons for voting, or recommending, an Out-of-Guidelines Vote or, in the case of (2) above, a Within-Guidelines Vote.

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EXHIBIT 1 — List of ING Funds

ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

ING EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

ING EMERGING MARKETS LOCAL BOND FUND

ING EQUITY TRUST

ING FUNDS TRUST

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

ING GLOBAL STRATEGIC INCOME FUND

ING INFRASTRUCTURE, INDUSTRIALS AND MATERIALS FUND

ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

ING INVESTORS TRUST(1)

ING MAYFLOWER TRUST

ING MUTUAL FUNDS

ING PARTNERS, INC.

ING PRIME RATE TRUST

ING RISK MANAGED NATURAL RESOURCES FUND

ING SENIOR INCOME FUND

ING SEPARATE PORTFOLIOS TRUST

ING VARIABLE INSURANCE TRUST

ING VARIABLE PRODUCTS TRUST

(1)   Sub-Adviser-Voted Series:  ING Franklin Mutual Shares Portfolio

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EXHIBIT 2 — Proxy Voting Procedures of the Advisers

ING Investments, LLC,

ING Investment Management Co. LLC

and

Directed Services LLC

I.                                        Introduction

ING Investments, LLC, ING Investment Management Co. LLC and Directed Services LLC (each an “Adviser” and collectively, the “Advisers”) are the investment advisers for the registered investment companies and each series or portfolio thereof (each a “Fund” and collectively, the “Funds”) comprising the ING family of funds.  As such, the Advisers have been delegated the authority to vote proxies with respect to securities for certain Funds over which they have day-to-day portfolio management responsibility.

The Advisers will abide by the proxy voting guidelines adopted by a Fund’s respective Board of Directors or Trustees (each a “Board” and collectively, the “Boards”) with regard to the voting of proxies unless otherwise provided in the proxy voting procedures adopted by a Fund’s Board.

In voting proxies, the Advisers are guided by general fiduciary principles.  Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages.  The Advisers will not subordinate the interest of beneficial owners to unrelated objectives.  Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

The following are the Proxy Voting Procedures of ING Investments, LLC, ING Investment Management Co. LLC and Directed Services LLC (the “Adviser Procedures”) with respect to the voting of proxies on behalf of their client Funds as approved by the respective Board of each Fund.

Unless otherwise noted, best efforts shall be used to vote proxies in all instances.

II.                                   Roles and Responsibilities

A.                                    Proxy Coordinator

The Proxy Coordinator identified in Appendix 1 will assist in the coordination of the voting of each Fund’s proxies in accordance with the ING Funds Proxy Voting Procedures and Guidelines (the “Procedures” or “Guidelines” and collectively the “Procedures and Guidelines”).  The Proxy Coordinator is authorized to direct the Agent to vote a Fund’s proxy in accordance with the Procedures and Guidelines unless the Proxy Coordinator receives a recommendation from an Investment Professional (as described below) to vote contrary to the Guidelines.  In such event, and in connection with proxy proposals requiring case-by-case consideration (except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to

9

vote in accordance with the Agent’s recommendation), the Proxy Coordinator will call a meeting of the Proxy Group (as described below).

Responsibilities assigned herein to the Proxy Coordinator, or activities in support thereof, may be performed by such members of the Proxy Group or employees of the Advisers’ affiliates as are deemed appropriate by the Proxy Group.

Unless specified otherwise, information provided to the Proxy Coordinator in connection with duties of the parties described herein shall be deemed delivered to the Advisers.

B.                                    Agent

An independent proxy voting service (the “Agent”), as approved by the Board of each Fund, shall be engaged to assist in the voting of Fund proxies for publicly traded securities through the provision of vote analysis, implementation, recordkeeping, and disclosure services.  The Agent is Institutional Shareholder Services Inc., a subsidiary of MSCI Inc.  The Agent is responsible for coordinating with the Funds’ custodians to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion.  To the extent applicable, the Agent is required to vote and/or refer all proxies in accordance with these Adviser Procedures.  The Agent will retain a record of all proxy votes handled by the Agent.  Such record must reflect all the information required to be disclosed in a Fund’s Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act.  In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to the Adviser upon request.

The Agent shall be instructed to vote all proxies in accordance with a Fund’s Guidelines, except as otherwise instructed through the Proxy Coordinator by the Advisers’ Proxy Group or a Fund’s Compliance Committee (“Committee”).

The Agent shall be instructed to obtain all proxies from the Funds’ custodians and to review each proxy proposal against the Guidelines.  The Agent also shall be requested to call the Proxy Coordinator’s attention to specific proxy proposals that although governed by the Guidelines appear to involve unusual or controversial issues.

Subject to the oversight of the Advisers, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services voting to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein.  Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified.

C.                                    Proxy Group

The Adviser shall establish a Proxy Group (the “Group” or “Proxy Group”) which shall assist in the review of the Agent’s recommendations when a proxy voting issue is referred to the Group through the Proxy Coordinator.  The members of the Proxy Group,

10

which may include employees of the Advisers’ affiliates, are identified in Appendix 1, as may be amended from time at the Advisers’ discretion.

A minimum of four (4) members of the Proxy Group (or three (3) if one member of the quorum is either the Fund’s Chief Investment Risk Officer or Chief Financial Officer) shall constitute a quorum for purposes of taking action at any meeting of the Group.  The vote of a simple majority of the members present and voting shall determine any matter submitted to a vote.  Tie votes shall be broken by securing the vote of members not present at the meeting; provided, however, that the Proxy Coordinator shall ensure compliance with all applicable voting and conflict of interest procedures and shall use best efforts to secure votes from all or as many absent members as may reasonably be accomplished.  A member of the Proxy Group may abstain from voting on any given matter, provided that quorum is not lost for purposes of taking action and that the abstaining member still participates in any conflict of interest processes required in connection with the matter.  The Proxy Group may meet in person or by telephone.  The Proxy Group also may take action via electronic mail in lieu of a meeting, provided that each Group member has received a copy of any relevant electronic mail transmissions circulated by each other participating Group member prior to voting and provided that the Proxy Coordinator follows the directions of a majority of a quorum (as defined above) responding via electronic mail.  For all votes taken in person or by telephone or teleconference, the vote shall be taken outside the presence of any person other than the members of the Proxy Group and such other persons whose attendance may be deemed appropriate by the Proxy Group from time to time in furtherance of its duties or the day-to-day administration of the Funds.  In its discretion, the Proxy Group may provide the Proxy Coordinator with standing instructions to perform responsibilities assigned herein to the Proxy Group, or activities in support thereof, on its behalf, provided that such instructions do not contravene any requirements of these Adviser Procedures or a Fund’s Procedures and Guidelines.

A meeting of the Proxy Group will be held whenever (1) the Proxy Coordinator receives a recommendation from an Investment Professional to vote a Fund’s proxy contrary to the Guidelines, or the recommendation of the Agent, where applicable, (2) the Agent has made no recommendation on a matter and the Procedures and Guidelines are silent, or (3) a matter requires case-by-case consideration, including those in which the Agent’s recommendation is deemed to be conflicted as provided for under these Adviser Procedures, provided that, if the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation and no issue of conflict must be considered, the Proxy Coordinator may implement the instructions without calling a meeting of the Proxy Group.

For each proposal referred to the Proxy Group, it will review (1) the relevant Procedures and Guidelines, (2) the recommendation of the Agent, if any, (3) the recommendation of the Investment Professional(s), if any, and (4) any other resources that any member of the Proxy Group deems appropriate to aid in a determination of a recommendation.

If the Proxy Group recommends that a Fund vote in accordance with the Procedures and Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the

11

Proxy Coordinator to so advise the Agent, except that the Proxy Coordinator shall follow any procedures established by a Fund’s Board with respect to recommendations received from an Investment Professional.

If the Proxy Group recommends that a Fund vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, or if the Agent’s recommendation on a matter is deemed to be conflicted, it shall follow the procedures for such voting as established by a Fund’s Board.  The Proxy Group may vote contrary to the Guidelines based on a recommendation from an Investment Professional, provided that incorporation of any such recommendation shall be subject to the conflict of interest review process established by a Fund’s Board.

The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration.  In the event quorum requirements cannot be timely met in connection with a voting deadline, the Proxy Coordinator shall follow the procedures for such voting as established by a Fund’s Board.

D.                                    Investment Professionals

The Funds’ Advisers, Sub-Advisers, and/or portfolio managers (each referred to herein as an “Investment Professional” and collectively, “Investment Professionals”) may submit, or be asked to submit, a recommendation to the Proxy Group regarding the voting of proxies related to the portfolio securities over which they have day-to-day portfolio management responsibility.  The Investment Professionals may accompany their recommendation with any other research materials that they deem appropriate or with a request that the vote be deemed “material” in the context of the portfolio(s) they manage, such that lending activity on behalf of such portfolio(s) with respect to the relevant security should be reviewed by the Proxy Group and considered for recall and/or restriction.  Input from the relevant Sub-Advisers and/or portfolio managers shall be given primary consideration in the Proxy Group’s determination of whether a given proxy vote is to be deemed material and the associated security accordingly restricted from lending.  The determination that a vote is material in the context of a Fund’s portfolio shall not mean that such vote is considered material across all Funds voting that meeting.  In order to recall or restrict shares timely for material voting purposes, the Proxy Group shall use best efforts to consider, and when deemed appropriate, to act upon, such requests timely, and requests to review lending activity in connection with a potentially material vote may be initiated by any relevant Investment Professional and submitted for the Proxy Group’s consideration at any time.

III.                              Voting Procedures

A.                                    In all cases, the Adviser shall follow the voting procedures as set forth in the Procedures and Guidelines of the Fund on whose behalf the Adviser is exercising delegated authority to vote.

B.                                    Routine Matters

The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear policy (e.g., “For,” “Against,” “Withhold,” or “Abstain”)

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on a proposal.  However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional recommends a vote contrary to the Guidelines.

C.                                    Matters Requiring Case-by-Case Consideration

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted “case-by-case” consideration.

Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

Except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation, the Proxy Coordinator will forward the Agent’s analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent, or any other source to the Proxy Group.  The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

1.              Within-Guidelines Votes:  Votes in Accordance with a Fund’s Guidelines and/or where applicable, Agent Recommendation

In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner, except that the Proxy Coordinator shall follow any procedures established by a Fund’s Board with respect to recommendations received from an Investment Professional.  Except as provided for herein, no Conflicts Report (as such term is defined herein) is required in connection with Within-Guidelines Votes.

2.              Non-Votes:  Votes in Which No Action is Taken

The Proxy Group may recommend that a Fund refrain from voting under circumstances including, but not limited to, the following:  (1) if the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with fractional shares, securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security.  In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.  The Proxy Group may provide the Proxy Coordinator with standing instructions

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on parameters that would dictate a Non-Vote without the Proxy Group’s review of a specific proxy.

Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders’ rights are limited, Non-Votes may also occur in connection with a Fund’s related inability to timely access ballots or other proxy information in connection with its portfolio securities.

Non-Votes may also result in certain cases in which the Agent’s recommendation has been deemed to be conflicted, as provided for in the Funds’ Procedures.

3.              Out-of-Guidelines Votes:  Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent’s Recommendation is Conflicted

If the Proxy Group or where applicable, an Investment Professional, recommends that a Fund vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter and the Procedures and Guidelines are silent, or the Agent’s recommendation on a matter is deemed to be conflicted as provided for under these Adviser Procedures, the Proxy Coordinator will then implement the procedures for handling such votes as adopted by the Fund’s Board.

The Proxy Coordinator will maintain a record of all recommendations from Investment Professionals to vote contrary to the Guidelines, all proxy questions that have been referred to a Fund’s Compliance Committee, and all applicable recommendations, analysis, research, Conflicts Reports and vote determinations.

IV.                               Assessment of the Agent and Conflicts of Interest

In furtherance of the Advisers’ fiduciary duty to the Funds and their beneficial owners, the Advisers shall establish the following:

A.                                    Assessment of the Agent

The Advisers shall establish that the Agent (1) is independent from the Advisers, (2) has resources that indicate it can competently provide analysis of proxy issues, and (3) can make recommendations in an impartial manner and in the best interests of the Funds and their beneficial owners.  The Advisers shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the Advisers may deem reasonably appropriate and shall do so not less than annually as well as prior to engaging the services of any new proxy service.  The Agent shall also notify the Advisers in writing within fifteen (15) calendar days of any material change to information previously provided to an Adviser in connection with establishing the Agent’s independence, competence, or impartiality.

Information provided in connection with assessment of the Agent shall be forwarded to a member of the mutual funds practice group of ING U.S. Investment

14

Management (“Counsel”) for review.  Counsel shall review such information and advise the Proxy Coordinator as to whether a material concern exists and if so, determine the most appropriate course of action to eliminate such concern.

B.                                    Conflicts of Interest

The Advisers shall establish and maintain procedures to identify and address conflicts that may arise from time to time concerning the Agent.  Upon the Advisers’ request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to an Adviser, the Agent shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent’s proxy analysis or recommendations.  The Proxy Coordinator shall forward all such information to Counsel for review.  Counsel shall review such information and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present.  Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund’s Procedures and Guidelines.

In connection with their participation in the voting process for portfolio securities, each member of the Proxy Group, and each Investment Professional participating in the voting process, must act solely in the best interests of the beneficial owners of the applicable Fund.  The members of the Proxy Group may not subordinate the interests of the Fund’s beneficial owners to unrelated objectives, including taking steps to reasonably insulate the voting process from any conflict of interest that may exist in connection with the Agent’s services or utilization thereof.

For all matters for which the Proxy Group or where applicable, an Investment Professional, recommends an Out-of-Guidelines Vote, or for which a recommendation contrary to that of the Agent or the Guidelines has been received from an Investment Professional, the Proxy Coordinator will implement the procedures for handling such votes as adopted by the Fund’s Board, including completion of such Conflicts Reports as may be required under the Fund’s Procedures.  Completed Conflicts Reports should be provided to the Proxy Coordinator within two (2) business days and may be submitted to the Proxy Coordinator verbally, provided the Proxy Coordinator documents the Conflicts Report in writing.  Such Conflicts Report should describe any known conflicts of either a business or personal nature, and set forth any contacts with respect to the referral item with non-investment personnel in its organization or with outside parties (except for routine communications from proxy solicitors).  The Conflicts Report should also include written confirmation that any recommendation from an Investment Professional provided in connection with an Out-of-Guidelines Vote or under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

The Proxy Coordinator shall forward all Conflicts Reports to Counsel for review.  Counsel shall review each report and provide the Proxy Coordinator with a brief

15

statement regarding whether or not a material conflict of interest is present.  Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund’s Procedures and Guidelines.

V.                                    Reporting and Record Retention

The Adviser shall maintain the records required by Rule 204-2(c)(2), as may be amended from time to time, including the following: (1) A copy of each proxy statement received regarding a Fund’s portfolio securities.  Such proxy statements received from issuers are available either in the SEC’s EDGAR database or are kept by the Agent and are available upon request. (2) A record of each vote cast on behalf of a Fund. (3) A copy of any document created by the Adviser that was material to making a decision how to vote a proxy, or that memorializes the basis for that decision. (4) A copy of written requests for Fund proxy voting information and any written response thereto or to any oral request for information on how the Adviser voted proxies on behalf of a Fund.  All proxy voting materials and supporting documentation will be retained for a minimum of six (6) years, the first two (2) years in the Advisers’ office.

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APPENDIX 1 — Proxy Group

Name	Title or Affiliation

Stanley D. Vyner	Chief Investment Risk Officer and Executive Vice President, ING Investments, LLC

Todd Modic	Senior Vice President, ING Funds Services, LLC and ING Investments, LLC; and Chief Financial Officer of the ING Funds

Maria Anderson	Vice President, Fund Compliance, ING Funds Services, LLC

Karla J. Bos	Proxy Coordinator for the ING Funds and Vice President, Proxy Voting, ING Funds Services, LLC

Julius A. Drelick III, CFA	Senior Vice President, Head of Fund Compliance, ING Funds Services, LLC

Harley Eisner	Vice President, Financial Analysis, ING Funds Services, LLC

Evan Posner	Vice President and Counsel, ING Funds

Effective as of July 19, 2012

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EXHIBIT 3 — Proxy Voting Guidelines of the ING Funds

I.                                        Introduction

The following is a statement of the Proxy Voting Guidelines (“Guidelines”) that have been adopted by the respective Boards of Directors or Trustees of each Fund.  Unless otherwise provided for herein, any defined term used herein shall have the meaning assigned to it in the Funds’ and Advisers’ Proxy Voting Procedures (the “Procedures”).

Proxies must be voted in the best interest of the Fund(s).  The Guidelines summarize the Funds’ positions on various issues of concern to investors, and give a general indication of how Fund portfolio securities will be voted on proposals dealing with particular issues.  The Guidelines are not exhaustive and do not include all potential voting issues.

The Advisers, in exercising their delegated authority, will abide by the Guidelines as outlined below with regard to the voting of proxies except as otherwise provided in the Procedures.  In voting proxies, the Advisers are guided by general fiduciary principles.  Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages.  The Advisers will not subordinate the interest of beneficial owners to unrelated objectives.  Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

II.                                   Guidelines

The following Guidelines are grouped according to the types of proposals generally presented to shareholders of U.S. issuers:  Board of Directors, Proxy Contests, Auditors, Proxy Contest Defenses, Tender Offer Defenses, Miscellaneous, Capital Structure, Executive and Director Compensation, State of Incorporation, Mergers and Corporate Restructurings, Mutual Fund Proxies, and Social and Environmental Issues.  An additional section addresses proposals most frequently found in global proxies.

General Policies

These Guidelines apply to securities of publicly traded companies and to those of privately held companies if publicly available disclosure permits such application.  All matters for which such disclosure is not available shall be considered CASE-BY-CASE.

In all cases receiving CASE-BY-CASE consideration, including cases not specifically provided for under these Guidelines, unless otherwise determined in accordance with the Procedures or otherwise provided for under these Guidelines, it shall generally be the policy of the Funds to vote in accordance with the recommendation provided by the Funds’ Agent, Institutional Shareholder Services Inc., a subsidiary of MSCI Inc.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote in accordance with the Agent’s recommendation when such recommendation aligns with the recommendation of the relevant issuer’s management or management has made no recommendation.  However, this policy shall not apply to CASE-BY-CASE proposals for which a contrary recommendation from the relevant Investment Professional(s) has been received and

18

is to be utilized, provided that incorporation of any such recommendation shall be subject to the conflict of interest review process required under the Procedures.

Recommendations from the Investment Professionals, while not required under the Procedures, may be submitted or requested in connection with any proposal and are likely to be requested with respect to proxies for private equity securities and/or proposals related to merger transactions/corporate restructurings, proxy contests, or unusual or controversial issues.  Such input shall be given primary consideration with respect to CASE-BY-CASE proposals being considered on behalf of the relevant Fund, provided that incorporation of any such recommendation shall be subject to the conflict of interest review process required under the Procedures.

Except as otherwise provided for herein, it shall generally be the policy of the Funds not to support proposals that would impose a negative impact on existing rights of the Funds to the extent that any positive impact would not be deemed sufficient to outweigh removal or diminution of such rights.

The foregoing policies may be overridden in any case as provided for in the Procedures.  Similarly, the Procedures provide that proposals whose Guidelines prescribe a firm voting position may instead be considered on a CASE-BY-CASE basis when unusual or controversial circumstances so dictate.

Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement, or other legal requirement to which an issuer may be or become subject.  No proposal shall be supported whose implementation would contravene such requirements.

1.                                      The Board of Directors

Voting on Director Nominees in Uncontested Elections

Unless otherwise provided for herein, the Agent’s standards with respect to determining director independence shall apply.  These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.

Agreement with the Agent’s independence standards shall not dictate that a Fund’s vote shall be cast according to the Agent’s corresponding recommendation.  Votes on director nominees not subject to specific policies described herein should be made on a CASE-BY-CASE basis.

Where applicable and except as otherwise provided for herein, it shall generally be the policy of the Funds to lodge disagreement with an issuer’s policies or practices by withholding support from a proposal for the relevant policy or practice rather than the director nominee(s) to which the Agent assigns a correlation.  Support shall be withheld from nominees deemed responsible for governance shortfalls, but if they are not standing for election (e.g., the board is classified), support shall generally not be withheld from others in their stead.  When a determination is made to withhold support due to concerns other than those related to an individual director’s independence or actions, responsibility may be attributed to the entire board, a committee, or an

19

individual (such as the CEO or committee chair), taking into consideration whether the desired effect is to send a message or to remove the director from service.

Where applicable and except as otherwise provided for herein, generally vote FOR nominees in connection with issues raised by the Agent if the nominee did not serve on the board or relevant committee during the majority of the time period relevant to the concerns cited by the Agent.

WITHHOLD support from a nominee who, during both of the most recent two years, attended less than 75 percent of the board and committee meetings during the nominee’s period of service without a valid reason for the absences.  WITHHOLD support if two-year attendance cannot be ascertained from available disclosure.  DO NOT WITHHOLD support in connection with attendance issues for nominees who have served on the board for less than the two most recent years.

Unless a company has implemented a policy that should reasonably prevent abusive use of its poison pill, WITHHOLD support from nominees responsible for implementing excessive anti-takeover measures, including failure to remove restrictive poison pill features or to ensure a pill’s expiration or timely submission to shareholders for vote.  Responsibility will generally be assigned to the board chair or, if not standing for election, the lead director.  If neither is standing for election, WITHHOLD support from all continuing directors.

Consider on a CASE-BY-CASE basis any nominee whom the Agent cites as having failed to implement a majority-approved shareholder proposal.  Vote FOR if the shareholder proposal has been reasonably addressed.  Proposals seeking shareholder ratification of a poison pill may be deemed reasonably addressed if the company has implemented a policy that should reasonably prevent abusive use of the pill.  WITHHOLD support if the shareholder proposal at issue is supported under these Guidelines and the board has not disclosed a credible rationale for not implementing the proposal.

Consider on a CASE-BY-CASE basis any nominee whom the Agent cites as having failed to opt out of a state law requiring companies to implement a staggered board structure, generally withholding support when the company:

(1)                           Demonstrates sustained poor stock performance (measured by one- and three-year total shareholder returns);

(2)                           Has a non-shareholder-approved poison pill in place, without provisions to redeem or seek approval in a reasonable period of time; and

(3)                           Maintains a dual class capital structure, imposes a supermajority vote requirement, or has authority to issue blank check preferred stock.

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If the board has not acted upon negative votes (WITHHOLD or AGAINST, as applicable based on the issuer’s election standard) representing a majority of the votes cast at the previous annual meeting, consider board nominees on a CASE-BY-CASE basis.  Generally, vote FOR nominees when:

(1)                     The issue relevant to the majority negative vote has been adequately addressed or cured, which may include disclosure of the board’s rationale; or

(2)                     The Funds’ Guidelines or voting record do not support the relevant issue causing the majority negative vote.

If the above provisions have not been satisfied, generally WITHHOLD support from the chair of the nominating committee, or if not standing for election, consider CASE-BY-CASE.

WITHHOLD support from inside or affiliated outside directors who sit on the audit committee.

Vote FOR inside or affiliated outside directors who sit on the nominating or compensation committee, provided that such committee meets the applicable independence requirements of the relevant listing exchange.

Vote FOR inside or affiliated outside directors if the full board serves as the compensation or nominating committee OR has not created one or both committees, provided that the issuer is in compliance with all provisions of the listing exchange in connection with performance of relevant functions (e.g., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).

Compensation Practices:

It shall generally be the policy of the Funds that matters of compensation are best determined by an independent board and compensation committee, but that support may be withheld from compensation committee members whose actions or disclosure do not appear to support compensation practices aligned with the best interests of the company and its shareholders.  Votes on compensation committee members in connection with compensation practices should be considered on a CASE-BY-CASE basis, and generally:

(1)                     Say on pay.  If shareholders have been provided with an advisory vote on executive compensation (say on pay, or “SOP”), and practices not supported under these Guidelines have been identified, it shall generally be the policy of the Funds to align with the Agent when a vote AGAINST the say on pay proposal has been recommended in lieu of withholding support from certain nominees for compensation concerns.  Issuers receiving negative recommendations on both compensation committee members and say on pay regarding issues not otherwise supported by these Guidelines will be considered on a CASE-BY-CASE basis.

(2)                     Say on pay responsiveness.  Compensation committee members opposed by the Agent for failure to sufficiently address compensation concerns evidenced by significant opposition to the most recent SOP vote will be considered on a CASE-BY-CASE basis, factoring in the following:

(a)                     If the most recent SOP vote received majority opposition, generally vote AGAINST the compensation committee chair if the company has not demonstrated an adequate level of responsiveness.

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(b)                     If the most recent SOP vote passed but received significant opposition, generally vote FOR the nominee(s) if a Fund voted FOR that SOP proposal or did not have voting rights on that proposal.  If a Fund voted AGAINST the SOP proposal and the company has not demonstrated an adequate level of responsiveness, generally vote AGAINST the compensation committee chair.

(c)                      If the compensation committee chair is not standing for election under circumstances meriting the chair’s opposition, consider the compensation committee member(s) opposed by the Agent on a CASE-BY-CASE basis.

(3)                     Say on frequency.  If the Agent opposes nominees because the company has implemented an SOP schedule that is less frequent than the frequency most recently preferred by at least a plurality of shareholders, generally WITHHOLD support from the compensation committee chair.  If the compensation committee chair is not standing for election, WITHHOLD support from the other compensation committee members.  If no compensation committee members are standing for election, consider other nominees opposed by the Agent on a CASE-BY-CASE basis.

(4)                     Tenure.  Where applicable and except as otherwise provided for herein, vote FOR compensation committee members who did not serve on the compensation committee during the majority of the time period relevant to the concerns cited by the Agent.

(5)                     Pay for performance.  Consider compensation committee members receiving an adverse recommendation from the Agent CASE-BY-CASE when the Agent has identified a pay practice (or combination of practices) not otherwise supported under these Guidelines that appears to have created a misalignment between CEO pay and performance with regard to shareholder value.  Generally vote FOR nominees if the company has provided a reasonable rationale regarding pay and performance and/or they  appear reasonably correlated.  Generally WITHHOLD support from compensation committee members for structuring compensation packages that unreasonably insulate pay from performance conditions.

(6)                     Pay disparity.  Generally DO NOT WITHHOLD support from compensation committee members solely due to internal pay disparity as assessed by the Agent, but consider pay magnitude concerns on a CASE-BY-CASE basis.

(7)                     Change in control provisions.  If the Agent recommends withholding support from compensation committee members in connection with overly liberal change in control provisions, including those lacking a double trigger, generally WITHHOLD support from such nominees.  If the Agent recommends withholding support from compensation committee members in connection with potential change in control payments or tax-gross-ups on change in control payments, vote FOR the nominees if the amount appears reasonable and no material governance concerns exist.  Generally WITHHOLD support if the amount is so significant (individually or collectively) as to potentially influence an executive’s decision to enter into a transaction or to effectively act as a poison pill.

(8)                     Repricing.  If the Agent recommends withholding support from compensation committee members in connection with their failure to seek, or acknowledge, a shareholder vote on plans to reprice, replace, buy back, or exchange options, generally

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WITHHOLD support from such nominees, except that cancellation of options would not be considered an exchange unless the cancelled options were regranted or expressly returned to the plan reserve for reissuance.

(9)                     Tax benefits.  If the Agent recommends withholding support from compensation committee members that have approved compensation that is ineligible for tax benefits to the company (e.g., under Section 162(m) of OBRA), generally vote FOR such nominees if the company has provided an adequate rationale or the plan itself is being put to shareholder vote at the same meeting.  If the plan is up for vote, the provisions under Section 8. OBRA-Related Compensation Proposals shall apply.

(10)              Director perquisites.  If the Agent recommends withholding support from compensation committee members in connection with director compensation in the form of perquisites, generally vote FOR the nominees if the cost is reasonable in the context of the directors’ total compensation and the perquisites themselves appear reasonable given their purpose, the directors’ duties, and the company’s line of business.

(11)              Incentive plans.  Generally consider nominees on a CASE-BY-CASE basis in connection with short-term incentive plans over which the nominee has exercised discretion to exclude extraordinary items, and WITHHOLD support if treatment of such items has been inconsistent (e.g., exclusion of losses but not gains).  Generally WITHHOLD support from compensation committee members opposed by the Agent in connection with long-term incentive plans, or total executive compensation packages, inadequately aligned with shareholders because the performance period is too short or they lack an appropriate equity component (e.g., overly cash-based plans), except that the latter will be considered CASE-BY-CASE in connection with executives already holding significant equity positions.

(12)              Options backdating.  If the Agent has raised issues of options backdating, consider members of the compensation committee, as well as company executives nominated as directors, on a CASE-BY-CASE basis.

(13)              Independence from management.  Generally WITHHOLD support from compensation committee members cited by the Agent for permitting named executives to have excessive input into setting their own compensation.

(14)              Multiple concerns.  If the Agent recommends withholding support from compensation committee members in connection with other compensation practices such as tax gross-ups, perquisites, retention or recruitment provisions (including contract length or renewal provisions), “guaranteed” awards, pensions/SERPs, or severance or termination arrangements, vote FOR such nominees if the issuer has provided adequate rationale and/or disclosure, factoring in any overall adjustments or reductions to the compensation package at issue.  Except as otherwise provided for herein, generally DO NOT WITHHOLD support solely due to any single such practice if the total compensation appears reasonable, but consider on a CASE-BY-CASE basis compensation packages representing a combination of such provisions and deemed by the Agent to be excessive.

(15)              Commitments.  Generally, vote FOR compensation committee members receiving an adverse recommendation from the Agent due to problematic pay practices if the issuer

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makes a public commitment (e.g., via a Form 8-K filing) to rectify the practice on a going-forward basis.

(16)              Other.  If the Agent has raised other considerations regarding poor compensation practices, consider compensation committee members on a CASE-BY-CASE basis.

Accounting Practices:

(1)                     Generally, except as otherwise provided for herein, vote FOR independent outside director nominees serving on the audit committee.

(2)                     Where applicable and except as otherwise provided for herein, generally vote FOR nominees serving on the audit committee, or the company’s CEO or CFO if nominated as directors, who did not serve on that committee or have responsibility over the relevant financial function, as applicable, during the majority of the time period relevant to the concerns cited by the Agent.

(3)                     If the Agent has raised concerns regarding poor accounting practices, consider the company’s CEO and CFO, if nominated as directors, and nominees serving on the audit committee on a CASE-BY-CASE basis.  Generally vote FOR nominees if the company has taken adequate steps to remediate the concerns cited, which would typically include removing or replacing the responsible executives, and if the concerns are not re-occurring and/or the company has not yet had a full year to remediate the concerns since the time they were identified.

(4)                     If total non-audit fees exceed the total of audit fees, audit-related fees, and tax compliance and preparation fees, the provisions under Section 3. Auditor Ratification shall apply.

Board Independence:

It shall generally be the policy of the Funds that a board should be majority independent and therefore to consider inside or affiliated outside director nominees when the full board is not majority independent on a CASE-BY-CASE basis.  Generally:

(1)                     WITHHOLD support from the fewest directors whose removal would achieve majority independence across the remaining board, except that support may be withheld from additional nominees whose relative level of independence cannot be differentiated.

(2)                     WITHHOLD support from all non-independent nominees, including the founder, chairman, or CEO, if the number required to achieve majority independence is equal to or greater than the number of non-independent nominees.

(3)                     Except as provided above, vote FOR non-independent nominees in the role of CEO, and when appropriate, founder or chairman, and determine support for other non-independent nominees based on the qualifications and contributions of the nominee as well as the Funds’ voting precedent for assessing relative independence to management, e.g., insiders holding senior executive positions are deemed less independent than affiliated outsiders with a transactional or advisory relationship to the company, and affiliated outsiders with a material transactional or advisory relationship are deemed less independent than those with lesser relationships.

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(4)                     Non-voting directors (e.g., director emeritus or advisory director) shall be excluded from calculations with respect to majority board independence.

(5)                     When conditions contributing to a lack of majority independence remain substantially similar to those in the previous year, it shall generally be the policy of the Funds to vote on nominees in a manner consistent with votes cast by the Fund(s) in the previous year.

Generally vote FOR nominees without regard to “over-boarding” issues raised by the Agent unless other concerns requiring CASE-BY-CASE consideration have been raised.

Generally, when the Agent recommends withholding support due to assessment that a nominee acted in bad faith or against shareholder interests in connection with a major transaction, such as a merger or acquisition, or if the Agent recommends withholding support due to other material failures or egregious actions, consider on a CASE-BY-CASE basis, factoring in the merits of the nominee’s performance and rationale and disclosure provided.  If the Agent cites concerns regarding actions in connection with a candidate’s service on another board, vote FOR the nominee if the issuer has provided adequate rationale regarding the appropriateness of the nominee to serve on the board under consideration.

Performance Test for Directors

Consider nominees failing the Agent’s performance test, which includes market-based and operating performance measures, on a CASE-BY-CASE basis.  Input from the relevant Investment Professional(s) shall be given primary consideration with respect to such proposals.

Support will generally be WITHHELD from nominees receiving a negative recommendation from the Agent due to sustained poor stock performance (measured by one- and three-year total shareholder returns) combined with multiple takeover defenses/entrenchment devices if the issuer:

(1)                     Is a controlled company or has a non-shareholder-approved poison pill in place, without provisions to redeem or seek approval in a reasonable period of time; and

(2)                     Maintains a dual class capital structure, imposes a supermajority vote requirement, or has authority to issue blank check preferred stock.

Nominees receiving a negative recommendation from the Agent due to sustained poor stock performance combined with other takeover defenses/entrenchment devices will be considered on a CASE-BY-CASE basis.

Proposals Regarding Board Composition or Board Service

Generally, except as otherwise provided for herein, vote AGAINST shareholder proposals to impose new board structures or policies, including those requiring that the positions of chairman and CEO be held separately, but vote FOR proposals in connection with a binding agreement or other legal requirement to which an issuer has or reasonably may expect to become subject, and consider such proposals on a CASE-BY-CASE basis if the board is not majority independent or corporate governance concerns have been identified.  Generally, except as otherwise provided for herein, vote FOR management proposals to adopt or amend board structures or policies, except consider such proposals on a CASE-BY-CASE basis if the board is not majority independent, corporate governance concerns have been identified, or the proposal may result in a material reduction in shareholders’ rights.

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Generally, vote AGAINST shareholder proposals:

•                  Asking that more than a simple majority of directors be independent.

•                  Asking that the independence of the compensation and/or nominating committees be greater than that required by the listing exchange.

•                  Limiting the number of public company boards on which a director may serve.

•                  Seeking to redefine director independence or directors’ specific roles (e.g., responsibilities of the lead director).

•                  Requesting creation of additional board committees or offices, except as otherwise provided for herein.

•                  Limiting the tenure of outside directors or imposing a mandatory retirement age for outside directors (unless the proposal seeks to relax existing standards), but generally vote FOR management proposals in this regard.

Generally, vote FOR shareholder proposals that seek creation of an audit, compensation, or nominating committee of the board, unless the committee in question is already in existence or the issuer has availed itself of an applicable exemption of the listing exchange (e.g., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).

Stock Ownership Requirements

Generally, vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.  Vote AGAINST proposals to limit or eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care.  Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.  Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if:

(1)                     The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and

(2)                     Only if the director’s legal expenses would be covered.

2.                                     Proxy Contests

These proposals should generally be analyzed on a CASE-BY-CASE basis.  Input from the relevant Investment Professional(s) shall be given primary consideration with respect to proposals in connection with proxy contests being considered on behalf of that Fund.

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis.

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Reimburse Proxy Solicitation Expenses

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis, generally voting FOR if associated nominees are also supported.

3.                                      Auditors

Ratifying Auditors

Generally, except in cases of poor accounting practices or high non-audit fees, vote FOR management proposals to ratify auditors.  Consider management proposals to ratify auditors on a CASE-BY-CASE basis if the Agent cites poor accounting practices.  If fees for non-audit services exceed 50 percent of total auditor fees as described below, consider on a CASE-BY-CASE basis, voting AGAINST management proposals to ratify auditors only if concerns exist that remuneration for the non-audit work is so lucrative as to taint the auditor’s independence.  For purposes of this review, fees deemed to be reasonable, generally non-recurring exceptions to the non-audit fee category (e.g., those related to an IPO) shall be excluded.  Generally vote FOR shareholder proposals asking the issuer to present its auditor annually for ratification.

Auditor Independence

Generally, consider shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services) on a CASE-BY-CASE basis.

Audit Firm Rotation

Generally, vote AGAINST shareholder proposals asking for mandatory audit firm rotation.

4.                                      Proxy Contest Defenses

Presentation of management and shareholder proposals on the same matter on the same agenda shall not require a Fund to vote FOR one and AGAINST the other.

Board Structure:  Staggered vs. Annual Elections

Generally, vote AGAINST proposals to classify the board or otherwise restrict shareholders’ ability to vote upon directors and FOR proposals to repeal classified boards and to elect all directors annually.

Shareholder Ability to Remove Directors

Generally, vote AGAINST proposals that provide that directors may be removed only for cause.

Generally, vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Generally, vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Generally, vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Cumulative Voting

If the company is controlled or maintains a classified board of directors or a dual class voting structure, generally, vote AGAINST management proposals to eliminate cumulative voting (except that such proposals may be supported irrespective of classification in furtherance of an

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issuer’s plan to declassify its board or adopt a majority voting standard), and vote FOR shareholder proposals to restore or permit cumulative voting.

Time-Phased Voting

Generally, vote AGAINST proposals to implement, and FOR proposals to eliminate, time-phased or other forms of voting that do not promote a one share, one vote standard.

Shareholder Ability to Call Special Meetings

Generally, vote FOR shareholder proposals that provide shareholders with the ability to call special meetings when either (1) the company does not currently permit shareholders to do so or (2) the existing ownership threshold is greater than 25 percent.

Consider management proposals to permit shareholders to call special meetings on a CASE-BY-CASE basis, generally voting FOR such proposals not opposed by the Agent.  Generally vote FOR such proposals if the Agent’s sole concern relates to a net-long position requirement.

Shareholder Ability to Act by Written Consent

Generally, vote AGAINST shareholder proposals seeking the right to act by written consent if the issuer:

(1)                     Permits shareholders to call special meetings;

(2)                     Does not impose supermajority vote requirements; and

(3)                     Has otherwise demonstrated its accountability to shareholders (e.g., the company has reasonably addressed majority-supported shareholder proposals).

Consider management proposals to eliminate the right to act by written consent on a CASE-BY-CASE basis, generally voting FOR if the above conditions are present.

Generally, vote FOR shareholder proposals seeking the right to act by written consent if the above conditions are not present.

Shareholder Ability to Alter the Size of the Board

Generally, vote FOR proposals that seek to fix the size of the board or designate a range for its size.

Generally, vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

5.                                      Tender Offer Defenses

Poison Pills

Generally, vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification, or to redeem its pill in lieu thereof, unless (1) shareholders have approved adoption of the plan, (2) a policy has already been implemented by the company that should reasonably prevent abusive use of the pill, or (3) the board had determined that it was in the best interest of shareholders to adopt a pill without delay, provided that such plan would be put to shareholder vote within twelve months of adoption or expire, and if not approved by a majority of the votes cast, would immediately terminate.

Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill.

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Review on a CASE-BY-CASE basis management proposals to approve or ratify a poison pill or any plan or charter amendment (e.g., investment restrictions) that can reasonably be construed as an anti-takeover measure, with voting decisions generally based on the Agent’s approach to evaluating such proposals, considering factors such as rationale, trigger level, and sunset provisions.  Votes will generally be cast in a manner that seeks to preserve shareholder value and the right to consider a valid offer, voting AGAINST management proposals in connection with poison pills or anti-takeover activities that do not meet the Agent’s standards.

Fair Price Provisions

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Greenmail

Generally, vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Review on a CASE-BY-CASE basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Pale Greenmail

Review on a CASE-BY-CASE basis restructuring plans that involve the payment of pale greenmail.

Unequal Voting Rights

Generally, except as otherwise provided for herein, vote AGAINST dual-class exchange offers and dual-class recapitalizations.

Supermajority Shareholder Vote Requirement

Generally, vote AGAINST proposals to require a supermajority shareholder vote and FOR management or shareholder proposals to lower supermajority shareholder vote requirements, unless, for companies with shareholder(s) with significant ownership levels, the Agent recommends retention of existing supermajority requirements in order to protect minority shareholder interests.

White Squire Placements

Generally, vote FOR shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

6.                                     Miscellaneous

Amendments to Corporate Documents

Except to align with legislative or regulatory changes or when support is recommended by the Agent or relevant Investment Professional(s) (including, for example, as a condition to a major transaction such as a merger), generally, vote AGAINST proposals seeking to remove shareholder approval requirements or otherwise remove or diminish shareholder rights, e.g., by (1) adding restrictive provisions, (2) removing provisions or moving them to portions of the charter not requiring shareholder approval, or (3) in corporate structures such as holding companies, removing provisions in an active subsidiary’s charter that provide voting rights to parent company

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shareholders.  This policy would also generally apply to proposals seeking approval of corporate agreements or amendments to such agreements that the Agent recommends AGAINST because a similar reduction in shareholder rights is requested.

Generally, vote AGAINST proposals for charter amendments that support board entrenchment or may be used as an anti-takeover device (or to further anti-takeover conditions), particularly if the proposal is bundled or the board is classified.

Generally, vote FOR proposals seeking charter or bylaw amendments to remove anti-takeover provisions.

Consider proposals seeking charter or bylaw amendments not addressed under these Guidelines on a CASE-BY-CASE basis.

Confidential Voting

Generally, vote FOR shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows:

•                  In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy.

•                  If the dissidents agree, the policy remains in place.

•                  If the dissidents do not agree, the confidential voting policy is waived.

Generally, vote FOR management proposals to adopt confidential voting.

Proxy Access

Consider on a CASE-BY-CASE basis proposals to provide shareholders with access to management’s proxy material in order to nominate their own candidates(s) to the board.

Majority Voting Standard

Except as otherwise provided for herein, it shall generally be the policy of the Funds to extend discretion to issuers to determine when it may be appropriate to adopt a majority voting standard.  Generally, vote FOR management proposals, provided the proposal contains a plurality carve-out for contested elections, but AGAINST shareholder proposals unless also supported by management, seeking election of directors by the affirmative vote of the majority of votes cast in connection with a meeting of shareholders, including amendments to corporate documents or other actions in furtherance of a majority standard, and provided such standard does not conflict with state law in which the company is incorporated.  For issuers with a history of significant corporate governance concerns, consider such proposals on a CASE-BY-CASE basis.  (See also Section 11. Mutual Fund Proxies.)

Bundled Proposals

Except as otherwise provided for herein, review on a CASE-BY-CASE basis bundled or “conditioned” proxy proposals, generally voting AGAINST bundled proposals containing one or more items not supported under these Guidelines if the Agent or  relevant Investment Professional(s) deems the negative impact, on balance, to outweigh any positive impact.

Shareholder Advisory Committees

Review on a CASE-BY-CASE basis proposals to establish a shareholder advisory committee.

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Reimburse Shareholder for Expenses Incurred

Voting to reimburse expenses incurred in connection with shareholder proposals should be analyzed on a CASE-BY-CASE basis.

Other Business

In connection with proxies of U.S. issuers (e.g., those filing a DEF 14A and considered domestic by the Agent), generally vote FOR management proposals for Other Business, except when the primary proposal is not supported by a Fund or in connection with a proxy contest in which a Fund is not voting in support of management.

Quorum Requirements

Review on a CASE-BY-CASE basis proposals to lower quorum requirements for shareholder meetings below a majority of the shares outstanding.

Advance Notice for Shareholder Proposals

Generally, vote FOR management proposals related to advance notice period requirements, provided that the period requested is in accordance with applicable law and no material governance concerns have been identified in connection with the issuer.

Multiple Proposals

Multiple proposals of a similar nature presented as options to the course of action favored by management may all be voted FOR, provided that support for a single proposal is not operationally required, no one proposal is deemed superior in the interest of the Fund(s), and each proposal would otherwise be supported under these Guidelines.

7.                                      Capital Structure

Common Stock Authorization

Review proposals to increase the number of shares of common stock authorized for issuance on a CASE-BY-CASE basis.  Except where otherwise indicated, the Agent’s proprietary approach of determining appropriate thresholds and, for requests above such allowable threshold, applying a company-specific, qualitative review (e.g., considering rationale and prudent historical usage), will generally be utilized in evaluating such proposals.

Generally, vote FOR:

•                  Proposals to authorize capital increases within the Agent’s allowable thresholds or those in excess but meeting Agent’s qualitative standards, but consider on a CASE-BY-CASE basis those requests failing the Agent’s review for proposals in connection with which a contrary recommendation from the relevant Investment Professional(s) has been received and is to be utilized (e.g., in support of a merger or acquisition proposal).

•                  Proposals to authorize capital increases within the Agent’s allowable thresholds or those in excess but meeting Agent’s qualitative standards, unless the company states that the stock may be used as a takeover defense.  In those cases, consider on a CASE-BY-CASE basis if a contrary recommendation from the relevant Investment Professional(s) has been received and is to be utilized.

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•                  Proposals to authorize capital increases exceeding the Agent’s thresholds when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Generally, vote AGAINST:

•                  Proposals to increase the number of authorized shares of a class of stock if the issuance which the increase is intended to service is not supported under these Guidelines.

•                  Nonspecific proposals authorizing excessive discretion to a board.

Consider management proposals to make changes to the capital structure not otherwise addressed under these Guidelines CASE-BY-CASE, generally voting with the Agent’s recommendation unless a contrary recommendation has been received from the relevant Investment Professional(s) and is to be utilized.

Dual Class Capital Structures

Generally, vote AGAINST:

•                  Proposals to create or perpetuate dual class capital structures unless supported by the Agent (e.g., to avert bankruptcy or generate non-dilutive financing, and not designed to increase the voting power of an insider or significant shareholder).

•                  Proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual class capital structures.

However, consider such proposals CASE-BY-CASE if (1) bundled with favorable proposal(s), (2) approval of such proposal(s) is a condition of such favorable proposal(s), or (3) part of a recapitalization for which support is recommended by the Agent or  relevant Investment Professional(s).

Consider management proposals to eliminate or make changes to dual class capital structures CASE-BY-CASE, generally voting with the Agent’s recommendation unless a contrary recommendation has been received from the relevant Investment Professional(s)  and is to be utilized.

Generally, vote FOR shareholder proposals to eliminate dual class capital structures unless the relevant Fund owns a class with superior voting rights.

Stock Distributions: Splits and Dividends

Generally, vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares falls within the Agent’s allowable thresholds, but consider on a CASE-BY-CASE basis those proposals exceeding the Agent’s threshold for proposals in connection with which a contrary recommendation from the relevant Investment Professional(s) has been received and is to be utilized.

Reverse Stock Splits

Consider on a CASE-BY-CASE basis management proposals to implement a reverse stock split.  In the event the split constitutes a capital increase effectively exceeding the Agent’s allowable threshold because the request does not proportionately reduce the number of shares authorized, consider management’s rationale and/or disclosure, generally voting FOR, but generally not supporting additional requests for capital increases on the same agenda.

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Preferred Stock

Review proposals to increase the number of shares of preferred stock authorized for issuance on a CASE-BY-CASE basis, and except where otherwise indicated, generally utilize the Agent’s approach for evaluating such proposals.  This approach incorporates both qualitative and quantitative measures, including a review of past performance (e.g., board governance, shareholder returns and historical share usage) and the current request (e.g., rationale, whether shares are blank check and declawed, and dilutive impact as determined through the Agent’s proprietary model for assessing appropriate thresholds).

Generally, vote AGAINST proposals authorizing the issuance of preferred stock or creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock), but vote FOR if the Agent or  relevant Investment Professional(s) so recommends because the issuance is required to effect a merger or acquisition proposal.

Generally, vote FOR proposals to issue or create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense.  Generally vote AGAINST in cases where the company expressly states that, or fails to disclose whether, the stock may be used as a takeover defense, but vote FOR if the Agent or  relevant Investment Professional(s) so recommends because the issuance is required to address special circumstances such as a merger or acquisition.

Generally, vote FOR proposals to authorize or issue preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

Shareholder Proposals Regarding Blank Check Preferred Stock

Generally, vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

Adjustments to Par Value of Common Stock

Generally, vote FOR management proposals to reduce the par value of common stock, unless doing so raises other concerns not otherwise supported under these Guidelines.

Preemptive Rights

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights or management proposals that seek to eliminate them.  In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

Debt Restructurings

Review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.

Share Repurchase Programs

Generally, vote FOR management proposals to institute open-market share repurchase plans in

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which all shareholders may participate on equal terms, but vote AGAINST plans with terms favoring selected parties.  This policy shall also apply to companies incorporated outside the U.S. if they are listed on a U.S. exchange and treated as a U.S. domestic issuer by the Securities and Exchange Commission (“SEC”).

Generally, vote FOR management proposals to cancel repurchased shares.

Generally, vote AGAINST proposals for share repurchase methods lacking adequate risk mitigation or exceeding appropriate volume or duration parameters for the market.

Consider shareholder proposals seeking share repurchase programs on a CASE-BY-CASE basis, with input from the relevant Investment Professional(s)  to be given primary consideration.

Tracking Stock

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis.

8.                                      Executive and Director Compensation

Except as otherwise provided for herein, votes with respect to compensation and employee benefit plans, or the issuance of shares in connection with such plans, should be determined on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such plans, which includes determination of costs and comparison to an allowable cap, except as otherwise provided herein.

•                  Generally, vote in accordance with the Agent’s recommendations FOR equity-based plans with costs within such cap and AGAINST those with costs in excess of it, except that plans above the cap may be supported if so recommended by the Agent or relevant Investment Professional(s) as a condition to a major transaction such as a merger.

•                  Generally, vote AGAINST plans if the Agent suggests cost or dilution assessment may not be possible due to the method of disclosing shares allocated to the plan(s).

•                  Generally, vote AGAINST equity-based plans whose awards further a misalignment between CEO pay and performance with regard to shareholder value, including where pay appears unreasonably insulated from performance conditions and/or awards under the plan are concentrated among named executive officers.

•                  Generally, vote AGAINST plans with inadequate disclosure regarding vesting or performance requirements.  However, except as otherwise provided herein, consider plans CASE-BY-CASE if the Agent questions the form or stringency of the vesting or performance criteria.

•                  Generally, vote FOR plans with costs within the cap if the primary concerns raised by the Agent pertain to matters that would not result in a negative vote under these Guidelines on a management say on pay proposal or the relevant board or committee member(s).

•                  Generally, vote AGAINST plans administered by potential grant recipients.

•                  Generally, vote AGAINST proposals to eliminate existing shareholder approval requirements for material plan changes, unless the company has provided a reasonable rationale and/or adequate disclosure regarding the requested changes.

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•                  Generally vote AGAINST long-term incentive plans that are inadequately aligned with shareholders because the performance period is too short or they lack an appropriate equity component, except that such cases will be considered CASE-BY-CASE in connection with executives already holding significant equity positions.

•                  Generally, vote AGAINST plans that contain an overly liberal change in control definition (e.g., does not result in actual change in control).

•                  Consider plans CASE-BY-CASE if the Agent raises other considerations not otherwise provided for herein.

Management Proposals Seeking Approval to Reprice Options

Review on a CASE-BY-CASE basis management proposals seeking approval to reprice, replace, or exchange options, considering factors such as rationale, historic trading patterns, value-for-value exchange, vesting periods, and replacement option terms.  Generally, vote FOR proposals that meet the Agent’s criteria for acceptable repricing, replacement, or exchange transactions.  Generally, vote AGAINST compensation plans that (1) permit or may permit (e.g., history of repricing and no express prohibition against future repricing) repricing of stock options, or any form or alternative to repricing, without shareholder approval, (2) include provisions that permit repricing, replacement, or exchange transactions that do not meet the Agent’s criteria, or (3) give the board sole discretion to approve option repricing, replacement, or exchange programs.

Director Compensation

Votes on stock-based plans for directors are made on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s quantitative approach described above as well as a review of qualitative features of the plan when costs exceed the Agent’s threshold.

Employee Stock Purchase Plans

Votes on employee stock purchase plans, and capital issuances in support of such plans, should be made on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such plans.

OBRA-Related Compensation Proposals

Votes on plans intended to qualify for favorable tax treatment under the provisions of Section 162(m) of OBRA should be evaluated irrespective of the Agent’s assessment of board independence, provided that the board meets the independence requirements of the relevant listing exchange and no potential recipient under the plan(s) sits on the committee that exercises discretion over the related compensation awards.  Unless the issuer has provided a compelling rationale, generally vote with the Agent’s recommendations AGAINST plans that include practices or features not supported under these Guidelines or deliver excessive compensation that fails to qualify for favorable tax treatment.

Amendments that Place a Cap on Annual Grants or Amend Administrative Features

Generally, vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

Amendments to Add Performance-Based Goals

Generally, vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA, unless they are clearly

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inappropriate.

Amendments to Increase Shares and Retain Tax Deductions Under OBRA

Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a CASE-BY-CASE basis, generally voting FOR such plans that do not raise any negative concerns under these Guidelines.

Approval of Cash or Cash-and-Stock Bonus Plans

Generally, vote FOR cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA, with primary consideration given to management’s assessment that such plan meets the requirements for exemption of performance-based compensation.  However, consider CASE-BY-CASE when broader compensation concerns exist.

Shareholder Proposals Regarding Executive and Director Pay

Unless evidence exists of abuse in historical compensation practices, and except as otherwise provided for herein, generally vote AGAINST shareholder proposals that seek to impose new compensation structures or policies.

Severance and Termination Payments

Generally, vote FOR shareholder proposals to have parachute arrangements submitted for shareholder ratification (with “parachutes” defined as compensation arrangements related to termination that specify change in control events) and provided that the proposal does not include unduly restrictive or arbitrary provisions such as advance approval requirements.

Generally, vote FOR shareholder proposals seeking double triggers on change in control awards.  Consider on a CASE-BY-CASE basis proposals seeking a specific treatment of equity that vests upon change in control.

Generally vote FOR shareholder proposals to submit executive severance agreements for shareholder ratification, if such proposals specify change in control events, Supplemental Executive Retirement Plans, or deferred executive compensation plans, or if ratification is required by the listing exchange.

Review on a CASE-BY-CASE basis all proposals to approve, ratify, or cancel executive severance or termination arrangements, including those related to executive recruitment or retention.  Generally vote FOR such compensation arrangements if:

(1)                     The primary concerns raised by the Agent would not result in a negative vote under these Guidelines on a management say on pay proposal or the relevant board or committee member(s);

(2)                     The issuer has provided adequate rationale and/or disclosure; or

(3)                     Support is recommended by the Agent or relevant Investment Professional(s) (e.g., as a condition to a major transaction such as a merger).

However, vote in accordance with the Agent’s recommendations AGAINST new or materially amended plans, contracts, or payments that include single trigger change in control cash severance provisions or do not require an actual change in control in order to be triggered.

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Consider on a CASE-BY-CASE basis any proposals opposed by the Agent due to single trigger equity acceleration or legacy single trigger change in control cash severance provisions.

Employee Stock Ownership Plans (ESOPs)

Generally, vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares).

401(k) Employee Benefit Plans

Generally, vote FOR proposals to implement a 401(k) savings plan for employees.

Holding Periods

Generally, vote AGAINST proposals requiring mandatory periods for officers and directors to hold company stock.

Advisory Votes on Executive Compensation (Say on Pay)

Generally, management proposals seeking ratification of the company’s compensation program will be voted FOR unless the program includes practices or features not supported under these Guidelines (including those referenced under Section 1. The Board of Directors, Compensation Practices) and the proposal receives a negative recommendation from the Agent.  Unless otherwise provided for herein, proposals not receiving the Agent’s support due to concerns regarding incentive structures, severance/termination payments, or vesting or performance criteria not otherwise supported by these Guidelines will be considered on a CASE-BY-CASE basis, factoring in whether the issuer has made improvements to its overall compensation program, and generally voting FOR if CEO pay appears aligned with performance and/or the company has provided a reasonable rationale and/or adequate disclosure regarding the matter(s) under consideration.  For say on pay proposals not supported by the Agent and referencing incentive plan concerns:

(1)                     Short-term incentive plans:  Proposals will be considered on a CASE-BY-CASE basis if they cite short-term incentive plans over which the board has exercised discretion to exclude extraordinary items, and voted AGAINST if treatment of such items has been inconsistent (e.g., exclusion of losses but not gains).

(2)                     Long-term incentive plans:  Proposals will be voted AGAINST if they cite long-term incentive plans that are inadequately aligned with shareholders because the performance period is too short or they lack an appropriate equity component (e.g., overly cash-based plans), except that the latter will be considered CASE-BY-CASE in connection with executives already holding significant equity positions.

Generally, vote AGAINST proposals when named executives have material input into setting their own compensation.

Generally, vote AGAINST proposals presented by issuers subject to Troubled Asset Relief Program (TARP) provisions if there is inadequate discussion of the process for ensuring that incentive compensation does not encourage excessive risk-taking.

Frequency of Advisory Votes on Executive Compensation

Generally, support proposals seeking an annual say on pay and oppose those seeking a less

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frequent say on pay.

9.                                      State of Incorporation

Voting on State Takeover Statutes

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation should be examined on a CASE-BY-CASE basis, generally supporting management proposals not assessed as a potential takeover defense, but if so assessed, weighing management’s rationale for the change.  Generally, vote FOR management reincorporation proposals upon which another key proposal, such as a merger transaction, is contingent if the other key proposal is also supported.  Generally, vote AGAINST shareholder reincorporation proposals not also supported by the company.

10.                               Mergers and Corporate Restructurings

Input from the relevant Investment Professional(s) shall be given primary consideration with respect to proposals regarding business combinations, particularly those between otherwise unaffiliated parties, or other corporate restructurings being considered on behalf of that Fund.

Generally, vote FOR a proposal not typically supported under these Guidelines if a key proposal, such as a merger transaction, is contingent upon its support and a vote FOR is accordingly recommended by the Agent or  relevant Investment Professional(s).

Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals if no input is provided by the relevant Investment Professional(s).

Corporate Restructurings

Votes on corporate restructuring proposals, including demergers, minority squeezeouts, leveraged buyouts, spinoffs, liquidations, dispositions, divestitures, and asset sales, should be considered on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals if no input is provided by the relevant Investment Professional(s).

Adjournment

Generally, vote FOR proposals to adjourn a meeting to provide additional time for vote solicitation when the primary proposal, such as a merger or corporate restructuring, is also supported.  Absent such a proposal, vote FOR adjournment if all other proposals are supported and AGAINST if all others are opposed.  Under any other circumstances, consider on a CASE-BY-CASE basis.

Appraisal Rights

Generally, vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

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Changing Corporate Name

Generally, vote FOR changing the corporate name.

11.                               Mutual Fund Proxies

Approving New Classes or Series of Shares

Generally, vote FOR the establishment of new classes or series of shares.

Authorizing the Board to Hire and Terminate Sub-Advisers Without Shareholder Approval

Generally, vote FOR these proposals.

Master-Feeder Structure

Generally, vote FOR the establishment of a master-feeder structure.

Establish Director Ownership Requirement

Generally, vote AGAINST shareholder proposals for the establishment of a director ownership requirement.

The matters below should be examined on a CASE-BY-CASE basis:

•                  Election of Directors

•                  Converting Closed-end Fund to Open-end Fund

•                  Proxy Contests

•                  Investment Advisory Agreements

•                  Preferred Stock Proposals

•                  1940 Act Policies

•                  Changing a Fundamental Restriction to a Nonfundamental Restriction

•                  Change Fundamental Investment Objective to Nonfundamental

•                  Name Rule Proposals

•                  Disposition of Assets/Termination/Liquidation

•                  Changes to the Charter Document

•                  Changing the Domicile of a Fund

•                  Change in Fund’s Subclassification

•                  Distribution Agreements

•                  Mergers

•                  Reimburse Shareholder for Expenses Incurred

•                  Terminate the Investment Adviser

12.                               Social and Environmental Issues

Boards of directors and company management are responsible for guiding the corporation in connection with matters that are most often the subject of shareholder proposals on social and environmental issues:  ensuring that the companies they oversee comply with applicable legal, regulatory and ethical standards, effectively managing risk, and assessing and addressing matters that may have a financial impact on shareholder value.  The Funds will generally vote in

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accordance with the board’s recommendation on such proposals unless it appears both that the stewardship noted above has fallen short and the issue is material to the company.  The former may be evidenced by the company’s failure to align its actions and disclosure with market practice and that of its peers, or the company’s having been subject to significant controversies, litigation, fines, or penalties in connection with the relevant issue.  Such instances will be considered CASE-BY-CASE.  The Funds will generally vote AGAINST shareholder proposals seeking to dictate corporate conduct, impose excessive costs or restrictions, duplicate policies already substantially in place, or release information that would not help a shareholder evaluate an investment in the corporation as an economic matter.  The Funds may ABSTAIN from voting on shareholder proposals where application of the Guidelines is unclear.  This may include cases where the concerns raised are considered valid but the policies or actions requested are not deemed appropriate or the issues are not clearly relevant to corporate performance or are not deemed appropriate for shareholder consideration.

13.                               Global Proxies

Companies incorporated outside the U.S. shall generally be subject to the foregoing U.S. Guidelines if they are listed on a U.S. exchange and treated as a U.S. domestic issuer by the SEC.  Where applicable and not provided for otherwise herein, certain U.S. Guidelines may also be applied to companies incorporated outside the U.S., e.g., companies with a significant base of U.S. operations and employees.  However, the following provide for differing regulatory and legal requirements, market practices, and political and economic systems existing in various global markets.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote AGAINST global proxy proposals when the Agent recommends voting AGAINST such proposal because relevant disclosure by the issuer, or the time provided for consideration of such disclosure, is inadequate.  For purposes of these global Guidelines, “AGAINST” shall mean withholding of support for a proposal, resulting in submission of a vote of AGAINST or ABSTAIN, as appropriate for the given market and level of concern raised by the Agent regarding the issue or lack of disclosure or time provided.

In connection with practices described herein that are associated with a firm AGAINST vote, it shall generally be the policy of the Funds to consider them on a CASE-BY-CASE basis if the Agent recommends their support (1) as the issuer or market transitions to better practices (e.g., having committed to new regulations or governance codes) or (2) as the more favorable choice when shareholders must choose between alternate proposals.

Routine Management Proposals

Generally, vote FOR the following and other similar routine management proposals:

•                  the opening of the shareholder meeting

•                  that the meeting has been convened under local regulatory requirements

•                  the presence of quorum

•                  the agenda for the shareholder meeting

•                  the election of the chair of the meeting

•                  the appointment of shareholders to co-sign the minutes of the meeting

•                  regulatory filings (e.g., to effect approved share issuances)

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•                  the designation of inspector or shareholder representative(s) of minutes of meeting

•                  the designation of two shareholders to approve and sign minutes of meeting

•                  the allowance of questions

•                  the publication of minutes

•                  the closing of the shareholder meeting

Consider proposals seeking authority to call shareholder meetings on less than 21 days’ notice on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to consider whether the issuer has provided clear disclosure of its compliance with any hurdle conditions for the authority imposed by applicable law and has historically limited its use of such authority to time-sensitive matters.

Discharge of Management/Supervisory Board Members

Generally, vote FOR management proposals seeking the discharge of management and supervisory board members, unless the Agent recommends AGAINST due to concern about the past actions of the company’s auditors or directors or legal action is being taken against the board by other shareholders, including when the proposal is bundled.  Generally do not withhold support from such proposals in connection with remuneration practices otherwise supported under these Guidelines or as a means of expressing disapproval of broader practices of the issuer or its board.

Director Elections

Unless otherwise provided for herein, the Agent’s standards with respect to determining director independence shall apply.  These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.

Agreement with the Agent’s independence standards shall not dictate that a Fund’s vote shall be cast according to the Agent’s corresponding recommendation.  Further, unless otherwise provided for herein, the application of Guidelines in connection with such standards shall apply only when the nominee’s level of independence can be ascertained based on available disclosure.  These policies generally apply to director nominees in uncontested elections; votes in contested elections, and votes on director nominees not subject to policies described herein, should be made on a CASE-BY-CASE basis, with primary consideration in contested elections given to input from the relevant Investment Professional(s).

For issuers domiciled in Finland, France, Ireland, the Netherlands, Sweden, or tax haven markets, generally vote AGAINST non-independent directors opposed by the Agent when the full board serves as the audit committee, or the company does not have an audit committee.

For issuers in all markets, vote AGAINST non-independent nominees to the audit committee, as well as bundled slates including such nominees, unless the Agent otherwise recommends support (e.g., due to market practices or requirements).  If the slate is bundled and audit committee membership is unclear or proposed as a separate agenda item, vote FOR if the Agent otherwise recommends support.  For Canadian issuers, the Funds’ U.S. Guidelines with respect to audit committees shall apply.  For issuers in all markets, nominees (or slates of nominees) will be voted AGAINST if opposed by the Agent for failing to disclose audit fees broken down by category.  If the Agent opposes audit committee members because fees for non-audit services

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(excluding significant, one-time events) exceed 50 percent of total auditor fees, the provisions under Section 13. Ratification of Auditors and Approval of Auditors’ Fees shall apply.

Generally, vote FOR non-independent directors when the full board serves as the remuneration (compensation) or nominating committee, or the company does not have a remuneration or nominating committee, if the board meets the applicable independence requirements of the relevant listing exchange.  Vote FOR non-independent directors who sit on the remuneration or nominating committees if such committee meets the applicable independence requirements of the relevant listing exchange.

Generally follow the Agent’s recommendations to vote AGAINST individuals nominated as outside/non-executive directors who do not meet the Agent’s standard for independence, unless the slate of nominees is bundled and includes independent nominees, in which case the proposal(s) to elect board members shall be considered on a CASE-BY-CASE basis.

Generally follow the Agent’s standards for withholding support (AGAINST or ABSTAIN, as appropriate) from bundled slates or non-independent directors (typically, but not always, excluding the CEO), as applicable, if the board does not meet the Agent’s independence standards or the board’s independence cannot be ascertained due to inadequate disclosure.

For issuers in Italy presenting multiple slates of directors (voto di lista), generally withhold support (AGAINST or ABSTAIN, as appropriate) from all slates until nominee names are disclosed, and upon disclosure, generally follow the Agent’s standards for assessing which slate is best suited to represent shareholder interests.

For issuers in Japan, generally follow the Agent’s recommendations in furtherance of greater board independence and minority shareholder protections, including:

•                  At companies with controlling shareholders, if the board after the shareholder meeting does not include at least two directors deemed independent under the Agent’s standards, generally vote AGAINST reelection of top executives.

•                  At companies with a three-committee structure, generally vote AGAINST (1) outside director nominees not deemed independent under the Agent’s standards if the board after the shareholder meeting is not majority independent and (2) non-independent directors on the nominating committee if the board does not include at least two directors deemed independent under the Agent’s standards.

•                  At all companies, vote AGAINST the top executive if the board does not include at least one outside director.

Consider on a CASE-BY-CASE basis any nominee whom the Agent cites as having failed to implement a majority-approved shareholder proposal.  Vote FOR if the shareholder proposal has been reasonably addressed.  Vote AGAINST if the shareholder proposal is supported under these Guidelines and the board has not disclosed a credible rationale for not implementing the proposal.

Generally, withhold support (AGAINST or ABSTAIN, as appropriate) from nominees or slates of nominees opposed by the Agent because they are presented in a manner not aligned with market best practice and/or regulation, including:

•                  Bundled slates of nominees (e.g., Canada, France, Hong Kong, or Spain);

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•                  Simultaneous reappointment of retiring directors (e.g., South Africa);

•                  In markets with term lengths capped by regulation or market practice, nominees whose terms exceed the caps or are not disclosed; or

•                  Nominees whose names are not disclosed in advance of the meeting or far enough in advance relative to voting deadlines to make an informed voting decision.

Generally vote FOR nominees without regard to recommendations that the position of chairman should be separate from that of CEO or otherwise required to be independent, unless other concerns requiring CASE-BY-CASE consideration have been raised.  The latter would include former CEOs proposed as board chairmen in markets such as the United Kingdom for which best practice and the Agent recommend against such practice.

When cumulative or net voting applies, generally vote with the Agent’s recommendation to support nominees asserted by the issuer to be independent, irrespective of audit committee membership, even if independence disclosure or criteria fall short of Agent’s standards.

Consider nominees for whom the Agent has raised concerns regarding scandals or internal controls on a CASE-BY-CASE basis, generally withholding support (AGAINST or ABSTAIN, as appropriate) from nominees or slates of nominees when:

•                  The scandal or shortfall in controls took place at the company, or an affiliate, for which the nominee is being considered;

•                  Culpability can be attributed to the nominee (e.g., nominee manages or audits the relevant function); and

•                  The nominee has been directly implicated, with resulting arrest and criminal charge or regulatory sanction.

Consider non-independent nominees on a CASE-BY-CASE basis when the Agent has raised concerns regarding diminished shareholder value as evidenced by a significant drop in share price, generally voting with Agent’s recommendation AGAINST such nominees when few, if any, outside directors are present on the board and:

•                  The founding family has retained undue influence over the company despite a history of scandal or problematic controls;

•                  The nominees have engaged in protectionist activities such as introduction of a poison pill or preferential and/or dilutive share issuances; or

•                  Evidence exists regarding compliance or accounting shortfalls.

If the Agent recommends withholding support due to other material failures or egregious actions, the Funds’ U.S. Guidelines with respect to such issues shall apply.

Consider nominees serving on the remuneration committee on a CASE-BY-CASE basis if the Agent recommends withholding support from nominees in connection with remuneration practices not otherwise supported by these Guidelines, including cases in which the issuer has not followed market practice by submitting a resolution on executive compensation.  For Canadian issuers, the Funds’ U.S. Guidelines with respect to Section 1. Voting on Director Nominees in Uncontested Elections, Compensation Practices, shall apply.

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For issuers in markets in which it is common practice for nominees’ attendance records to be disclosed, the Funds’ U.S. Guidelines with respect to director attendance shall apply.  The same two-year attendance policy shall be applied regarding attendance by directors and statutory auditors of Japanese companies if year-over-year data can be tracked by nominee.

Consider self-nominated director candidates on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such candidates, except that (1) an unqualified candidate will generally not be supported simply to effect a “protest vote” and (2) cases of multiple self-nominated candidates may be considered as a proxy contest if similar issues are raised (e.g., potential change in control).

Generally vote FOR nominees without regard to “over-boarding” issues raised by the Agent unless other concerns requiring CASE-BY-CASE consideration have been raised.

In cases where a director holds more than one board seat and corresponding votes, manifested as one seat as a physical person plus an additional seat as a representative of a legal entity, generally vote with the Agent’s recommendation to withhold support (AGAINST or ABSTAIN, as appropriate) from the legal entity and vote on the physical person.

Generally, vote with the Agent’s recommendation to withhold support (AGAINST or ABSTAIN, as appropriate) from nominees for whom support has become moot since the time the individual was nominated (e.g., due to death, disqualification, or determination not to accept appointment).

Generally, vote with the Agent’s recommendation when more candidates are presented than available seats and no other provisions under these Guidelines apply.

Board Structure

Generally, vote FOR proposals to fix board size, but vote AGAINST if the Agent opposes due to corporate governance, anti-takeover, or board independence concerns.  Generally, vote FOR proposals seeking a board range if the range is reasonable in the context of market practice and anti-takeover considerations.  Proposed article amendments in this regard shall be considered on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals.  Consider other proposals regarding board structure or policies on a CASE-BY-CASE basis, voting AGAINST if they promote practices not supported under these Guidelines.

Director and Officer Indemnification and Liability Protection

Generally, vote in accordance with the Agent’s standards for indemnification and liability protection for officers and directors, voting AGAINST overly broad provisions.

Independent Statutory Auditors

With respect to Japanese companies that have not adopted the three-committee structure, vote AGAINST any nominee to the position of “independent statutory auditor” whom the Agent considers affiliated, e.g., if the nominee has worked a significant portion of his career for the company, its main bank, or one of its top shareholders.  Where shareholders must vote on multiple nominees in a single resolution, vote AGAINST all nominees.  When multiple slates of statutory auditors are presented, generally vote with the Agent’s recommendation, typically to support nominees deemed to be more independent and/or aligned with interests of minority shareholders.

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Generally, vote AGAINST incumbent nominees at companies implicated in scandals or exhibiting poor internal controls.

Key Committees

Generally, except where market practice otherwise dictates, vote AGAINST proposals that permit non-board members to serve on the audit, remuneration (compensation), or nominating committee, provided that bundled slates, if otherwise acceptable under these Guidelines, may be supported if no slate nominee serves on the relevant committee(s).  If not otherwise addressed under these Guidelines, consider other negative recommendations from the Agent regarding committee members on a CASE-BY-CASE basis.

Director and Statutory Auditor Remuneration

Consider director compensation plans on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals, while also factoring in the merits of the rationale and disclosure provided.

Generally, vote FOR proposals to approve the remuneration of directors and auditors as long as the amount is not excessive (e.g., significant increases should be supported by adequate rationale and disclosure), there is no evidence of abuse, the recipient’s overall compensation appears reasonable, and the board and/or responsible committee meet exchange or market standards for independence.

For European issuers, vote AGAINST non-executive director remuneration if:

•                  The advance general meeting documents do not specify fees paid to non-executive directors;

•                  The company seeks to excessively increase the fees relative to market or sector practices without providing a reasonable rationale for the increase; or

•                  It provides for granting of stock options or similarly structured equity-based compensation.

For Toronto Stock Exchange (TSX) issuers, the Agent’s limits with respect to equity awards to non-employee directors shall apply.

Bonus Payments

With respect to Japanese companies, generally follow the Agent’s guidelines on retirement and annual bonus payments, which include voting FOR retirement bonus proposals if all payments are for directors or auditors who have served as executives of the company and AGAINST such proposals if any payments are for outsiders, except when deemed appropriate by the Agent, provided that no payments shall be supported unless the individual or aggregate amounts are disclosed.  In all markets, if issues have been raised regarding a scandal or internal controls, generally vote AGAINST bonus proposals for retiring directors or continuing directors or auditors when culpability can be attributed to the nominee (e.g., if a Fund is also voting AGAINST the nominee under criteria herein regarding issues of scandal or internal controls), unless bundled with bonuses for a majority of directors or auditors a Fund is voting FOR.

Stock Option Plans for Independent Internal Statutory Auditors

With respect to Japanese companies, follow the Agent’s guidelines with respect to proposals regarding option grants to independent internal statutory auditors or other outside parties, generally voting AGAINST such plans.

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Amendment Procedures for Equity Compensation Plans and Employee Share Purchase Plans (ESPPs)

For TSX issuers, votes with respect to amendment procedures for security-based compensation arrangements and ESPPs shall generally be cast in a manner designed to preserve shareholder approval rights, with voting decisions generally based on the Agent’s recommendation.

Compensation Plans and Shares Reserved for Equity Compensation Plans

Unless otherwise provided for herein, votes with respect to equity compensation plans (e.g., option, warrant, restricted stock, or employee share purchase plans or participation in company offerings such as IPOs or private placements) or awards thereunder, the issuance of shares in connection with such plans, cash-based plans where appropriate, or related management proposals (e.g., article amendments), should be determined on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals, considering quantitative or qualitative factors as appropriate for the market and utilizing the Agent’s methodology, including classification of a company’s stage of development as growth or mature and the corresponding determination as to reasonability of the share requests.

Generally, vote AGAINST proposals that:

•                  Exceed Agent’s recommended burn rates or dilution limits, including cases in which the Agent suggests dilution cannot be fully assessed (e.g., due to inadequate disclosure);

•                  Provide deep or near-term discounts (or the equivalent, such as dividend equivalents on unexercised options) to executives or directors, unless discounts to executives are deemed by the Agent to be adequately mitigated by other requirements such as long-term vesting or performance requirements (e.g., Japan) or broad-based employee participation otherwise meeting the Agent’s standards (e.g., France);

•                  Are administered with discretion by potential grant recipients, unless such discretion is deemed acceptable due to market practice or other mitigating provisions;

•                  Provide for retirement benefits or equity incentive awards to outside directors if not in line with market practice (e.g., Australia, Belgium, or The Netherlands);

•                  Permit financial assistance to executives, directors, subsidiaries, affiliates, or related parties under conditions not supported by the Agent (e.g., misaligned with shareholders’ interests and/or posing excessive risk or independence concerns);

•                  For matching share plans, do not meet the Agent’s standards, considering holding period, discounts, dilution, participation, purchase price, and performance criteria;

•                  Provide for vesting upon change in control if deemed to evidence a potential conflict of interest or anti-takeover device or if the change in control definition is too liberal (e.g., does not result in actual change in control);

•                  Provide inadequate disclosure regarding vesting or performance requirements.

•                  Include vesting or performance periods that do not meet market standards (or the Agent’s standards where market standards are unclear);

•                  Permit post-employment vesting or exercise if deemed inappropriate by the Agent;

•                  Allow plan administrators to make material amendments without shareholder approval unless adequate prior disclosure has been provided, with such voting decisions generally based on the Agent’s approach to evaluating such plans;

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•                  Provide for contract or notice periods or severance/termination payments that exceed market practice, e.g., relative to multiples of annual compensation;

•                  Promote a pay practice (or combination of practices) not otherwise supported under these Guidelines that appears to diminish accountability to shareholders and/or has created a misalignment between CEO pay and performance with regard to shareholder value; or

•                  Provide for retesting in connection with achievement of performance hurdles unless the Agent’s analysis indicates that (1) performance targets are adequately increased in proportion to the additional time available, (2) the retesting is de minimis as a percentage of overall compensation or is acceptable relative to market practice, or (3) the issuer has committed to cease retesting within a reasonable period of time.

Generally, vote FOR such plans/awards or the related issuance of shares that (1) do not suffer from the defects noted above or (2) otherwise meet the Agent’s tests if the considerations raised by the Agent pertain primarily to vesting provisions, performance hurdles, discretionary bonuses, recruitment awards, retention incentives, non-compete payments, severance/termination payments, or incentive structures if:

(1)                     The company has provided adequate disclosure and/or a reasonable rationale regarding the relevant plan/award, practice, or participation;

(2)                     The recipient’s overall compensation appears reasonable;

(3)                     Potential payments or awards are not so significant (individually or collectively) as to potentially influence an executive’s decision-making (e.g., to enter into a transaction that will result in a change of control payment) or to effectively act as a poison pill; and

(4)                     The board and/or responsible committee meet exchange or market standards for independence.

Unless otherwise provided for herein, market practice of the primary country in which a company does business or competes for talent, or in which an employee is serving, as applicable, shall supersede that of the issuer’s domicile.

Consider proposals in connection with such plans or the related issuance of shares in other instances on a CASE-BY-CASE basis.

Remuneration Reports (Advisory Votes on Executive Compensation)

Generally, withhold support (AGAINST or ABSTAIN as appropriate for specific market and level of concerns identified) from remuneration reports/advisory votes on compensation that include compensation plans that:

(1)                     Permit practices or features not supported under these Guidelines, including conditions described under Compensation Plans and Shares Reserved for Equity Compensation Plans above;

(2)                     Permit retesting excessive relative to market practice (irrespective of the Agent’s support for the report as a whole);

(3)                     Cite long-term incentive plans deemed to be inadequately aligned with shareholders because the performance period is too short or they lack an appropriate equity component (e.g., overly cash-based plans), except that the latter will be considered CASE-BY-CASE in connection with executives already holding significant equity positions;

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(4)                     Cite equity award valuation methods triggering a negative recommendation from the Agent;

(5)                     Include components, metrics, or rationales that have not been disclosed in line with market practice (although retrospective disclosure may be considered adequate);

(6)                     For issuers in Australia, permit open market purchase of shares in support of equity grants in lieu of seeking shareholder approval, but only if the issuer has a history of significant negative votes when formally seeking approval for such grants; or

(7)                     Include provisions for retirement benefits or equity incentive awards to outside directors if not in line with market practice, except that reports will generally be voted FOR if contractual components are reasonably aligned with market practices on a going-forward basis (e.g., existing obligations related to retirement benefits or terms contrary to evolving standards would not preclude support for the report).

Reports receiving the Agent’s support and not triggering the concerns cited above will generally be voted FOR.  Unless otherwise provided for herein, reports not receiving the Agent’s support due to concerns regarding vesting provisions, performance hurdles, discretionary bonuses, recruitment awards, retention incentives, non-compete payments, severance/termination payments, or incentive structures not otherwise supported by these Guidelines shall be considered on a CASE-BY-CASE basis, generally voted FOR if:

(1)                     The company has provided a reasonable rationale and/or adequate disclosure regarding the matter(s) under consideration;

(2)                     The recipient’s overall compensation appears reasonable;

(3)                     Potential payments or awards are not so significant (individually or collectively) as to potentially influence an executive’s decision-making (e.g., to enter into a transaction that will result in a change of control payment) or to effectively act as a poison pill; and

(4)                     The board and/or responsible committee meet exchange or market standards for independence.

Reports with typically unsupported features may be voted FOR when the Agent recommends their initial support as the issuer or market transitions to better practices (e.g., having committed to new regulations or governance codes).

Proposals to Provide an Advisory Vote on Executive Compensation

For issuers in Canada, generally support proposals seeking a say on pay, with a preference for an annual vote.

Shareholder Proposals Regarding Executive and Director Pay

Except as otherwise provided for herein, the Funds’ U.S. Guidelines with respect to shareholder proposals regarding executive and director pay shall generally apply.

General Share Issuances

Unless otherwise provided for herein, voting decisions shall generally be based on the Agent’s practice to determine support for general issuance requests (with or without preemptive rights), or related requests to repurchase and reissue shares, based on their amount relative to currently issued capital, appropriate volume and duration parameters, and market-specific considerations (e.g., priority right protections in France, reasonable levels of dilution and discount in Hong

48

Kong).  Requests to reissue repurchased shares will not be supported unless a related general issuance request is also supported.

Consider specific issuance requests on a CASE-BY-CASE basis based on the proposed use and the company’s rationale.

Generally, vote AGAINST proposals to issue shares (with or without preemptive rights), convertible bonds, or warrants, to grant rights to acquire shares, or to amend the corporate charter relative to such issuances or grants when concerns have been identified by the Agent with respect to inadequate disclosure, inadequate restrictions on discounts, failure to meet the Agent’s standards for general issuance requests, or authority to refresh share issuance amounts without prior shareholder approval.

Generally, vote AGAINST nonspecific proposals authorizing excessive discretion to a board.

Increases in Authorized Capital

Unless otherwise provided for herein, voting decisions should generally be based on the Agent’s approach, as follows.  Generally:

•                  Vote FOR nonspecific proposals, including bundled proposals, to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

•                  Vote FOR specific proposals to increase authorized capital, unless:

•                  The specific purpose of the increase (such as a share-based acquisition or merger) does not meet these Guidelines for the purpose being proposed; or

•                  The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

•                  Vote AGAINST proposals to adopt unlimited capital authorizations.

•                  The Agent’s market-specific exceptions to the above parameters shall be applied.

Preferred Stock

Unless otherwise provided for herein, voting decisions should generally be based on the Agent’s approach, including:

•                  Vote FOR the creation of a new class of preferred stock or issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

•                  Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets the Agent’s guidelines on equity issuance requests.

•                  Vote AGAINST the creation of (1) a new class of preference shares that would carry superior voting rights to the common shares or (2) blank check preferred stock, unless the board states that the authorization will not be used to thwart a takeover bid.

Poison Pills/Protective Preference Shares

Generally, vote AGAINST management proposals in connection with poison pills or anti-takeover activities (e.g., disclosure requirements or issuances, transfers, or repurchases) that do not meet the Agent’s standards.  Generally vote in accordance with Agent’s recommendation to withhold support from a nominee in connection with poison pill or anti-takeover considerations

49

when responsibility for the actions can be reasonably attributed to the nominee.  Generally DO NOT VOTE AGAINST director remuneration in connection with poison pill considerations raised by the Agent.

Waiver on Tender-Bid Requirement

Generally, consider proposals on a CASE-BY-CASE basis seeking a waiver for a major shareholder or concert party from the requirement to make a buyout offer to minority shareholders, voting FOR when little concern of a creeping takeover exists and the company has provided a reasonable rationale for the request, and with voting decisions generally based on the Agent’s approach to evaluating such requests.

Approval of Financial Statements and Director and Auditor Reports

Generally, vote FOR management proposals seeking approval of financial accounts and reports, unless there is concern about the company’s financial accounts and reporting, which, in the case of related party transactions, would include concerns raised by the Agent regarding inadequate disclosure, remuneration arrangements (including severance/termination payments exceeding local standards for multiples of annual compensation), or consulting agreements with non-executive directors.  Unless otherwise provided for herein, reports not receiving the Agent’s support due to other concerns regarding severance/termination payments not otherwise supported by these Guidelines shall be considered on a CASE-BY-CASE basis, factoring in the merits of the rationale or disclosure provided and generally voted FOR if the overall remuneration package and/or program at issue appears reasonable and the board and/or responsible committee meet exchange or market standards for independence.  Generally, vote AGAINST board-issued reports receiving a negative recommendation from the Agent due to concerns regarding independence of the board or the presence of non-independent directors on the audit committee.  However, generally do not withhold support from such proposals in connection with remuneration practices otherwise supported under these Guidelines or as a means of expressing disapproval of broader practices of the issuer or its board.

Remuneration of Auditors

Generally, vote FOR proposals to authorize the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.

Indemnification of Auditors

Generally, vote AGAINST proposals to indemnify auditors.

Ratification of Auditors and Approval of Auditors’ Fees

For Canadian issuers, the Funds’ U.S. Guidelines with respect to auditors and auditor fees shall apply.

For other markets, generally, follow the Agent’s standards for proposals seeking auditor ratification or approval of auditors’ fees, which generally indicate a vote FOR such proposals if the level of disclosure and independence meet the Agent’s standards.  However, if fees for non-audit services (excluding significant, one-time events) exceed 50 percent of total auditor fees, consider on a CASE-BY-CASE basis, and vote AGAINST ratification of auditors or approval of auditors’ fees opposed by the Agent if it appears that remuneration for the non-audit work is so lucrative as to taint the auditor’s independence, including circumstances where no rationale is provided.

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In other cases, generally vote FOR such proposals unless there are material concerns raised by the Agent about the auditor’s practices or independence.

Audit Commission

Consider nominees to the audit commission on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such candidates.

Allocation of Income and Dividends

With respect to Japanese companies, consider management proposals concerning allocation of income and the distribution of dividends, including adjustments to reserves to make capital available for such purposes, on a CASE-BY-CASE basis, generally voting with the Agent’s recommendations to support such proposals unless:

•                  The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

•                  The payout is excessive given the company’s financial position.

Generally vote FOR such proposals by issuers in other markets.

In any markets, in the event management offers multiple dividend proposals on the same agenda, consider on a CASE-BY-CASE basis, with primary consideration given to input from the relevant Investment Professional(s) and voting decisions generally based on the Agent’s recommendation if no input is received.

Stock (Scrip) Dividend Alternatives

Generally, vote FOR most stock (scrip) dividend proposals, but vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Debt Instruments and Issuance Requests

Generally, vote AGAINST proposals authorizing excessive discretion to a board to issue or set terms for debt instruments (e.g., commercial paper).  Generally, vote FOR debt issuances for companies when the gearing level (current debt-to-equity ratio) is between zero and 100 percent.  Review on a CASE-BY-CASE basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent, or for which inadequate disclosure precludes calculation of the gearing level, comparing any such proposed debt issuance to industry and market standards, and with voting decisions generally based on the Agent’s approach to evaluating such requests.

Financing Plans

Generally, vote FOR the adoption of financing plans if they are in the best economic interests of shareholders.

Related Party Transactions

Consider related party transactions on a CASE-BY-CASE basis.  Generally, vote FOR approval of such transactions unless the agreement requests a strategic move outside the company’s charter, contains unfavorable or high-risk terms (e.g., deposits without security interest or guaranty), or is deemed likely to have a negative impact on director independence.

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Approval of Donations

Generally, vote AGAINST such proposals unless adequate, prior disclosure of amounts is provided; if so, single- or multi-year authorities may be supported.

Capitalization of Reserves

Generally, vote FOR proposals to capitalize the company’s reserves for bonus issues of shares or to increase the par value of shares, unless concerns not otherwise supported under these Guidelines are raised by the Agent.

Investment of Company Reserves

These proposals should generally be analyzed on a CASE-BY-CASE basis, with primary consideration given to input from the relevant Investment Professional(s).

Article and Bylaw Amendments

Review on a CASE-BY-CASE basis all proposals seeking adoption of, or amendments to, the articles of association, bylaws, or related board policies.

Generally, vote FOR the proposal if:

•                  The change or policy is editorial in nature;

•                  Shareholder rights are protected;

•                  There is negligible or positive impact on shareholder value;

•                  Management provides adequate reasons for the amendments or the Agent otherwise supports management’s position;

•                  It seeks to discontinue and/or delist a form of the issuer’s securities when the relevant Fund does not hold the affected security type;

•                  Notice or disclosure requirements are reasonable; or

•                  The company is required to do so by law (if applicable).

Generally, vote AGAINST the proposal if:

•                  It removes or lowers quorum requirements for board or shareholder meetings below levels recommended by the Agent;

•                  It reduces relevant disclosure to shareholders;

•                  It seeks to align the articles with provisions of another proposal not supported by these Guidelines;

•                  It is not supported under these Guidelines, is presented within a bundled proposal, and the negative impact, on balance, outweighs any positive impact; or

•                  It imposes a negative impact on existing shareholder rights, including rights of the Funds, or diminishes accountability to shareholders to the extent that any positive impact would not be deemed to be sufficient to outweigh removal or diminution of such rights.

With respect to article amendments for Japanese companies:

•                  Generally vote FOR management proposals to amend a company’s articles to expand its business lines.

•                  Generally vote FOR management proposals to amend a company’s articles to provide for an expansion or reduction in the size of the board, unless the expansion/reduction is clearly disproportionate to the growth/decrease in the scale of the business or raises anti-takeover concerns.

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•                  If anti-takeover concerns exist, generally vote AGAINST management proposals, including bundled proposals, to amend a company’s articles to authorize the Board to vary the annual meeting record date or to otherwise align them with provisions of a takeover defense.

•                  Generally follow the Agent’s guidelines with respect to management proposals regarding amendments to authorize share repurchases at the board’s discretion, voting AGAINST proposals unless there is little to no likelihood of a creeping takeover or constraints on liquidity (free float of shares is low), and where the company is trading at below book value or is facing a real likelihood of substantial share sales; or where this amendment is bundled with other amendments which are clearly in shareholders’ interest.

Other Business

In connection with global proxies, vote in accordance with the Agent’s market-specific recommendations on management proposals for Other Business, generally AGAINST.

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STATEMENT OF ADDITIONAL INFORMATION

April 30, 2013

ING PARTNERS, INC.

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

1-800-262-3862

ING Fidelity® VIP Contrafund® Portfolio*

Class/Ticker: ADV/VPCAX; S/VPCSX

ING Fidelity® VIP Equity-Income Portfolio

Class/Ticker: ADV/VPEAX; S/VPESX

ING Fidelity® VIP Mid Cap Portfolio

Class/Ticker: ADV/VPFAX; S/VPFSX; S2/IFVMX

 Adviser Class, Service Class, and Service 2 Class

This Statement of Additional Information (“SAI”) relates to the series listed above (each a “Portfolio” and collectively, the “Portfolios”) of ING Partners, Inc. (“Company”).  A prospectus or prospectuses (each a “Prospectus” and collectively the “Prospectuses”) for the Portfolios dated April 30, 2013, that provide the basic information you should know before investing in the Portfolios, may be obtained without charge from the Portfolios or the Portfolios principal underwriter, ING Investments Distributor, LLC (“Distributor”) at the address or telephone number written above.  This SAI is not a prospectus but is incorporated therein by reference and should be read in conjunction with the Prospectuses dated April 30, 2013 which have been filed with the U.S. Securities and Exchange Commission (“SEC”).

The information in this SAI expands on the information combined in the Prospectuses and any supplements thereto.  The Portfolios’ financial statements and the independent registered public accounting firm’s report thereon included in the Portfolios’ annual shareholder report dated December 31, 2012, are incorporated herein by reference. Copies of the Prospectuses and annual or unaudited semi-annual shareholder reports may be obtained without charge by contacting the Company at the address or phone number written above. Capitalized terms used in this SAI have the same meaning as in the Prospectuses and some additional terms are defined particularly for this SAI.

Shares of the Portfolios are sold to insurance company separate accounts (“Separate Accounts”) so that the Portfolios may serve as investment options under variable life insurance policies and variable annuity contracts (“Variable Contracts”). The Portfolios may also sell their shares to certain other investors, such as qualified pension and retirement plans (“Qualified Plans”), insurance companies, and any investment adviser to the Portfolios as well as to the general accounts of any insurance company whose Separate Accounts hold shares of the Portfolios. Shares of the Portfolios are not currently offered directly to Qualified Plans or custodial accounts. For information on allocating premiums and cash values under the terms of the Variable Contracts, see the prospectus for your Variable Contract.

*  Fidelity and Contrafund are registered trademarks of Fidelity Management & Research LLC.

INTRODUCTION

This SAI is designed to elaborate upon information contained in the Portfolios’ Prospectuses, including the discussion of certain securities and investment techniques. The more detailed information contained in the SAI is intended for investors who have read the Prospectuses and are interested in a more detailed explanation of certain aspects of some of the Portfolios’ securities and investment techniques.  Some of the Portfolios’ investment techniques are described only in the Prospectuses and are not repeated herein.

HISTORY OF THE COMPANY

The Company is a Maryland corporation established on May 7, 1997, as an open-end management investment company. Effective May 1, 2002, the name of the Company was changed from Portfolio Partners, Inc. to ING Partners, Inc.

The Company is authorized to issue multiple series and classes of shares, each with different investment objectives, policies and restrictions.  The Company currently has 42 portfolios.  However, not all portfolios offered are contained in this SAI.

ING Funds Service Providers

The following table reflects various ING services providers, their historical names, and the service they provide:

Current Name	Previous Name(s)	Service
ING Investments, LLC	ING Pilgrim Investments, LLC	Investment Adviser
ING Pilgrim Investments, Inc.
Pilgrim American Investments
Directed Services LLC	Directed Services, Inc.	Investment Adviser
ING Investments Distributor, LLC	ING Funds Distributor, LLC	Distributor
ING Funds Distributor, Inc.
ING Pilgrim Securities, Inc.
Pilgrim America Securities, Inc.
ING Funds Services, LLC	ING Pilgrim Group, LLC	Administrator
ING Pilgrim Group, Inc.
Pilgrim Group, Inc.
Pilgrim Group America, Inc.

MASTER/FEEDER STRUCTURE

Each Portfolio invests all of its assets in a series of Variable Insurance Products Fund, Variable Insurance Products Fund II, and Variable Insurance Products III (each a “Master Fund” and collectively, the “Master Funds”) in a master/feeder structure.  The Portfolios do not buy investment securities directly.  Instead, each Portfolio invests in a Master Fund, which in turn purchases investment securities.  Each Portfolio’s Master Fund is listed below:

Portfolio	Master Fund
ING Fidelity® VIP Contrafund® Portfolio	Fidelity VIP Contrafund® Portfolio (Service Class 2 Shares)

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Portfolio	Master Fund
ING Fidelity® VIP Equity-Income Portfolio	Fidelity VIP Equity-Income Portfolio (Service Class 2 Shares)
ING Fidelity® VIP Mid Cap Portfolio	Fidelity VIP Mid Cap Portfolio (Service Class 2 Shares)

The investment adviser for the Master Funds is Fidelity Management & Research Company (“FMR”). FMR is a wholly-owned subsidiary of FMR LLC.  In addition to selling its shares to the corresponding Portfolio, each Master Fund has sold and may continue to sell, its shares to insurance company Separate Accounts, other mutual funds or other accredited investors (“Interest Holders”).  The expenses and, correspondingly, the returns of other Interest Holders in a Master Fund may differ from those of the corresponding Portfolio.

The Board believes that, as other investors invest their assets in a Portfolio and Interest Holders invest their assets in the corresponding Master Fund in which the Portfolio invests, certain economic efficiencies may be realized with respect to the Portfolio and the Master Fund.  For example, fixed expenses that otherwise would have been borne solely by a Master Fund (and the other Interest Holders in that Master Fund) or the corresponding Portfolio would be spread across a larger asset base as more Interest Holders invest in the Master Fund.  However, if an investor or an Interest Holder withdraws its investment from a Master Fund or Portfolio, respectively, the economic efficiencies (e.g., spreading fixed expenses across a larger asset base) that the Board believes should be available through investment in the Portfolio, and in turn, the Master Fund, may not be fully achieved or maintained. In addition, given the relatively complex nature of the master-feeder structure, accounting and operational difficulties could occur.  For example, coordination of calculation of net asset value (“NAV”) would be affected at the master and/or feeder level.

In addition, as described below, under the terms of the investment management agreement (“Investment Advisory Agreement”) if a Portfolio does not invest substantially all of its assets in a Master Fund, Directed Services LLC (“Adviser” or “DSL”), as the Portfolios’ investment adviser, may charge an annual advisory fee based on a Portfolio’s average daily net assets as reflected in the “Adviser to the Portfolios” section of this SAI.  A Portfolio’s expenses may be higher if the Company were to withdraw a Portfolio’s assets from a Master Fund. The advisory fees paid to the Adviser, however, may be higher than the fees payable by the Master Fund (and indirectly by the Portfolios) to FMR because the asset level of a Portfolio after divesting from its Master Fund may be lower, thereby preventing the Portfolio from benefiting from certain breakpoint levels contemplated in the investment management agreement between the Master Fund and FMR.

Under the master/feeder structure, the Company retains the right to withdraw a Portfolio’s assets from the Master Fund without obtaining shareholder approval.  The Company also reserves the right to suspend or terminate purchases of shares of a Master Fund and a Portfolio if such action is required by law, or if the Company’s Board while exercising its independent judgment and acting in good faith and in light of its fiduciary duties under federal law and any applicable state law, deems it necessary, appropriate and in the best interest of the Portfolio and its shareholders (including contract owners) or in response to the order of an appropriate regulatory authority. Any such withdrawal could result in a Portfolio incurring additional costs or expenses.  If the Company were to withdraw a Portfolio’s assets, the Company’s Board would then consider whether to invest the Portfolio’s assets in another pooled investment entity, ask the Adviser to manage either directly or with a sub-adviser under the advisory agreement between the Company and the Adviser or take other appropriate action.

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Investment of each Portfolio’s assets in its corresponding Master Fund is not a fundamental policy of any Portfolio, and a shareholder vote is not required for any Portfolio to withdraw its investment from its corresponding Master Fund.

The board of trustees of each Master Fund formulates the general policies of each Master Fund and meets periodically to review each Master Fund’s performance, monitor investment activities and practices and discuss other matters affecting each Master Fund.

THE STATEMENT OF ADDITIONAL INFORMATION FOR THE MASTER FUNDS IS DELIVERED TOGETHER WITH THIS STATEMENT OF ADDITIONAL INFORMATION.

SUPPLEMENTAL DESCRIPTION OF PORTFOLIO INVESTMENTS AND RISKS

Investments, Investment Strategies, and Risks

Master Funds

Each Portfolio normally invests all its assets in shares of a Master Fund as described in the Prospectuses. The investment techniques described below may be pursued directly by the Master Funds. Each Master Fund invests directly in individual securities of other issuers.  These investment strategies and policies are not fundamental and may be changed without approval of the shareholders of the Feeder Portfolios. The SAI for the Master Funds is delivered together with this SAI.

Portfolios

The following pages identify securities and investment techniques used by the adviser or a sub-adviser to the Master Funds along with the risks associated with them. As a general matter, the Portfolios do not invest directly in securities, but invest in Master Funds that, in turn, invest directly in securities (stocks and bonds). Consequently, the Portfolios are subject to the risks described below indirectly through their investment in the Master Funds. The Master Funds may use any or all of these techniques at any one time, and the fact that a Master Fund may use a technique does not mean that the technique will be used. A Master Fund’s transactions in a particular type of security or use of a particular technique is subject to limitations imposed by the Master Fund’s investment objective, policies, and restrictions described in the Master Fund’s prospectus and/or statement of additional information, as well as federal securities laws. There can be no assurance that any of the Portfolios will achieve their investment objectives.  Each Portfolio’s investment objective, policies, investment strategies, and practices are non-fundamental unless otherwise indicated.  The descriptions of the securities and investment techniques in this section supplement the discussion of principal investment strategies contained in the Portfolios’ and the Master Funds’ Prospectuses. Where a particular type of security or investment technique is not discussed in the Master Funds’ prospectuses, that security or investment technique is not a principal investment strategy, and the Master Fund will not investment more than 5% of its assets in such security or investment technique.  See the Master Funds’ or the Portfolios’ fundamental investment restrictions for further information.

Affiliated Bank Transactions

A Master Fund may engage in transactions with financial institutions that are, or may be considered to be, “affiliated persons” of the Master Fund under the 1940 Act.  These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings.  In accordance with exemptive orders issued by the SEC, the

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Board of Trustees of the Master Funds has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.

EQUITY SECURITIES

The value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than debt instruments.

While some countries or companies may be regarded as favorable investments, pure fixed-income opportunities may be unattractive or limited due to insufficient supply, legal, or technical restrictions. In such cases, an Underlying Fund may consider convertible securities or equity securities to gain exposure to such investments.

At times, in connection with the restructuring of a preferred stock or debt instrument either outside of bankruptcy court or in the context of bankruptcy court proceedings, an Underlying Fund may determine or be required to accept equity securities, such as common stocks, in exchange for all or a portion of a preferred stock or debt instrument. Depending upon, among other things, ING’s evaluation of the potential value of such securities in relation to the price that could be obtained by an Underlying Fund at any given time upon sale thereof, the Underlying Fund may determine to hold such securities in its portfolio.

Equity securities generally have greater price volatility than debt instruments. The market price of equity securities owned by an Underlying Fund may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The value of an equity security may also decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer’s goods or services.

Common Stock

Common stocks represent an equity or ownership interest in a company. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

Convertible Securities

A convertible security is a security that may be converted or exchanged either at a stated price or rate within a specified period of time into a specified number of shares of common stock. Some convertible securities contain a call feature whereby the issuer may redeem the security at a stipulated price, thereby limiting the possible appreciation. Convertible securities include corporate notes or preferred stocks but are ordinarily long-term debt obligations of the issue convertible at a stated exchange rate into common or preferred stocks of the issuer. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Master Fund is called for redemption or conversion, the Master Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

By investing in convertible securities, a Master Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stocks into which the securities are

6

convertible, while earning a higher fixed rate of return than is available in common stocks.

Before conversion, convertible securities have characteristics similar to non-convertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.  As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not depreciate to the same extent as the underlying common stock.  Convertible securities rank senior to common stocks in an issuer’s capital structure and consequently entail less risk than the issuer’s common stock.

The market value of convertible debt securities tends to vary inversely with the level of interest rates.  The value of the security declines as interest rates increase and increases as interest rates decline.  Although under normal market conditions longer-term debt securities have greater yields than do shorter-term debt securities of similar quality, they are subject to greater price fluctuations.  A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security.  If a convertible security held by an Underlying Fund is called for redemption, the Underlying Fund must permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.  Rating requirements do not apply to convertible debt securities purchased by an Underlying Fund because the Underlying Funds purchase such securities for their equity characteristics.

Other Investment Companies

An investment company is a company engaged in the business of pooling investors’ money and trading in securities for them.  Examples include face-amount certificate companies, unit investment trusts, and management companies.

Each Master Fund and Portfolio may invest in securities of other investment companies, subject to limitations under the 1940 Act.  Each Portfolio has adopted a non-fundamental investment restriction to enable it to invest in its corresponding Master Fund or another master portfolio. The shares of other investment companies are subject to the management fees and other expenses of those funds.  At the same time, the Master Funds or the Portfolios would continue to pay their own management fees and expenses with respect to all their investments, including the securities of other investment companies.  Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their NAV. Others are continuously offered at NAV, but may also be traded in the secondary market.

For so long as shares of a Portfolio are purchased by another fund in reliance on Section 12(d)(1)(G) of the 1940 Act, the Portfolio will not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

Preferred Stock

Preferred stock represents an equity (or ownership) interest in a company that generally entitles the holder to receive, in preference to the holders of other stock such as common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stocks may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the

7

company’s financial condition or prospects.

Unlike common stock, preferred stock typically offers a stated dividend rate payable from a corporation’s earnings.  Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate.  If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline.  Preferred stocks may have mandatory sinking fund provisions as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline.  Dividends on some preferred stocks may be “cumulative” requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer’s common stock.  Preferred stock also generally has a preference over common stock on the distribution of a corporation’s assets in the event of liquidation of the corporation and may be “participating” which means that it may be entitled to a dividend exceeding the stated dividend in certain cases.  The rights of preferred stock on the distribution of a corporation’s assets in the event of liquidation are generally subordinate to the rights associated with a corporation’s debt.

Real Estate Securities and Real Estate Investment Trusts (“REITs”)

Real estate securities include investment in other real estate operating companies (“REOCs”), companies engaged in other real estate related businesses, and REITs. REITs are trusts that sell securities to investors and use the proceeds to invest in real estate or interests in real estate. A REIT may focus on a particular project, such as apartment complexes, or geographic region, such as the northeastern United States, or both.  A REOC is a company that derives at least 50% of its gross revenues or net profits from either: (i) the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate; or (ii) products or services related to the real estate industry, such as building supplies or mortgage servicing.

A REIT is a corporation or business trust that meets the definitional requirements of the Internal Revenue Code of 1986, as amended (“Code”).  The Code permits a qualifying REIT to deduct from taxable income the dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass through vehicle for federal income tax purposes.  To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs), cash and government securities; derive most of its income from rents from real property or interest on loans secured by mortgages on real property; and distribute annually 90% or more of its otherwise taxable income to shareholders.

REITs are sometime informally characterized as equity REITs, mortgage REITs or a combination of equity and mortgage REITs.  Equity REITs invest most of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value.  Mortgage REITs invest most of their assets in real estate mortgages and derive income from interest payments.  Like investment companies, REITs are not taxed on income distributed to shareholders if they comply with several requirements of the Internal Revenue Code of 1986, as amended (“Code”).  A Portfolio will indirectly bear its proportionate share of any expenses (such as operating expenses and advisory fees) paid by REITs in which it invests in addition to the expenses paid by the Master Fund.

Risks of investing in the real estate industry include, among others:

•                  possible declines in the value of real estate;

•                  adverse general or local economic conditions;

•                  possible lack of availability of mortgage funds;

•                  overbuilding;

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•                  extended vacancies of properties;

•                  increases in competition, property taxes and operating expenses;

•                  changes in zoning or applicable tax law;

•                  costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems;

•                  casualty or condemnation losses;

•                  uninsured damages from floods, earthquakes or other natural disasters;

•                  limitations on and variations in rents; and

•                  unfavorable changes in interest rates.

In addition to the risks discussed above, REITs may be affected by any changes in the value of the underlying property owned by the trusts or by the quality of any credit extended.  REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for special tax treatment under Subchapter M of the Code and to maintain an exemption under the 1940 Act.  Finally, certain REITs may be self-liquidating in that a specific term of existence is provided for in the trust document and such REITs run the risk of liquidating at an economically inopportune time. To the extent a Master Fund invests in international REITs, such REITs may be considered “passive foreign investment companies” which may result in an adverse situation for the Master Fund.

FIXED-INCOME INVESTMENTS

The value of debt instruments may be affected by changes in general interest rates and in the creditworthiness of the issuer.  Debt securities with longer maturities (for example, over ten years) are more affected by changes in interest rates and provide less price stability than securities with short-term maturities (for example, one to ten years).  Also, for each debt security, there is a risk of principal and interest default, which will be greater with higher-yielding, lower-grade securities.

Investment-grade debt securities include all types of debt instruments that are of medium- and high-quality.  Investment-grade debt securities include repurchase agreements collateralized by U.S. government securities as well as repurchase agreements collateralized by equity securities, non-investment-grade debt, and all other instruments in which a Master Fund can perfect a security interest, provided the repurchase agreement counterparty has an investment-grade rating.  Some investment-grade debt securities may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers.  An investment-grade rating means the security or issuer is rated investment-grade by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Services (“Standard & Poor’s” or “S&P”), Fitch Ratings (“Fitch”), Dominion Bond Rating Service Limited, or another credit rating agency designated as a nationally recognized statistical rating organization (“NRSRO”) by the SEC, or is unrated but considered to be of equivalent quality by FMR.

Debt obligations that are deemed investment-grade carry a rating of at least Baa3 from Moody’s or BBB- from S&P, or a comparable rating from another rating agency or, if not rated by an agency, are determined by the adviser or sub-adviser to be of comparable quality. Bonds rated Baa3 or BBB- have speculative characteristics and changes in economic circumstances are more likely to lead to a weakened capacity to make interest and principal payments than higher rated bonds.

Asset-Backed Securities

Asset-backed securities represent individual interests in pools of consumer loans, home equity loans, trade receivables, credit card receivables and other debt, and are similar in structure to mortgage-backed securities. The assets are securitized either in a pass-through structure (similar to a mortgage pass-through

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structure) or in a pay-through structure (similar to a Collateralized Mortgage Obligation (“CMO”) structure). Asset-backed securities may be subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of certain types of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Master Fund or Feeder Portfolio’s ability to maintain positions in these securities will be affected by reductions in the principal amount of the securities resulting from prepayments and the Master Fund or Feeder Portfolio must reinvest the returned principal at prevailing interest rates, which may be lower.  Asset-backed securities may also be subject to extension risk during periods of rising interest rates. In the case of privately-issued mortgage-backed or asset-backed securities, a Feeder Portfolio or Master Fund takes the position that such instruments do not represent interests in any particular industry or group of industries.

Asset-backed securities entail certain risks not presented by mortgage-backed securities. The collateral underlying asset-backed securities may be less effective as security for payments than real estate collateral. Debtors may have the right to set off certain amounts owed on the credit cards or other obligations underlying the asset-backed security, or the debt holder may not have a first (or proper) security interest in all of the obligations backing the receivable because of the nature of the receivable or state or federal laws protecting the debtor. Certain collateral may be difficult to locate in the event of default and recoveries on depreciated or damaged collateral may not fully cover payments due on these securities.  Asset-backed securities may also be subject to extension risk during periods of rising interest rates.

Asset-backed securities can also include collateralized putable notes (“CPNs”). CPNs represent interests in the most senior tranche of collateralized debt obligations and benefit from a put option provided by a highly rated counterparty. CPN are also backed by interests in various assets, including other asset-backed securities, residential mortgage-backed securities, collateralized mortgage-backed securities, and other instruments.

The principal on asset-backed securities, like mortgage-backed securities, may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and commercial mortgage-backed securities generally experience less prepayment than residential mortgage-related securities. In periods of falling interest rates when liquidity is available to borrowers, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates.  During such periods, reinvestment of the prepayment proceeds by a Feeder Portfolio or Master Fund will generally be at lower rates of return than the return on the assets which were prepaid. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. A Master Fund’s investments in commercial mortgage-backed securities with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection.  While asset-backed securities are designed to allocate risk from pools of their underlying assets, the risk allocation techniques may not be successful, which could lead to the credit risk of these investments being greater than indicated by their ratings. The value of asset-backed securities may be further affected by downturns in the credit markets or the real estate market.  It may be difficult to value these instruments because of the transparency or liquidity of some underlying investments, and these instruments may not be liquid.  Finally, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Certain asset-backed instruments such as collateralized debt obligations, CMOs, structured investment vehicles, and others are designed to allocate risk from pools of assets.  Some of these instruments may have exposure to subprime loans or sub prime mortgages, which are loans to persons with impaired credit

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ratings. However, it may be difficult to determine which instruments have exposure to sub prime loans or mortgages.  Furthermore, the risk allocation techniques employed by these instruments may not be successful, which could lead to the credit risk of these instruments being greater than indicated by their ratings.  The value of these instruments may be further affected by downturns in the credit markets or the real estate market.  It may be difficult to value these instruments because of concerns about their transparency.  These instruments may not be liquid.

Loan and Other Direct Debt Instruments

Direct debt instruments are interests in amounts owed by a corporate, governmental or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties.  Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a Master Fund supply additional cash to a borrower on demand.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal.  If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected.  Loans that are fully secured provide more protections than an unsecured loan in the event of failure to make scheduled interest or principal payments.  However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s obligation, or that the collateral could be liquidated.  Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative.  Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed.  Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution’s interests with respect to a loan may involve additional risks.  For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.  In addition, it is conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender.  Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as an agent for all holders.  The agent administers the terms of the loan, as specified in the loan agreement.  Unless, under the terms of the loan or other indebtedness, the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower.  If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent’s general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness may include letters of credit, revolving credit facilities or other standby financing commitments that obligate purchasers to make additional cash payments on demand.  These commitments may have the effect of requiring a purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower’s condition makes it unlikely that the amount will ever be repaid.

Each Master Fund limits the amounts of total assets that it will invest in any one issuer or in issuers within the same industry (see each Master Fund’s investment limitations).  For purposes of these

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limitations, a Master Fund generally will treat the borrower as the “issuer” of indebtedness held by the Master Fund.  In the case of loan participations where a bank or other lending institution serves as financial intermediary between a Master Fund and the borrower, if the participation does not shift to the Master Fund the direct debtor-creditor relationship with the borrower, SEC interpretations require a Master Fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as “issuers” for these purposes.  Treating a financial intermediary as an issuer of indebtedness may restrict a Master Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

High-Yield Bonds

The Adviser considers “High-Yield Bonds”, commonly referred to as “junk bonds” are bonds rated lower than Baa3 by Moody’s or BBB- by S&P or, if not rated by Moody’s or S&P, of equivalent quality.  The adviser to the Master Fund may use a different rating scale to classify “junk bonds.” In general, high-yield bonds are not considered to be investment-grade and investors should consider the risks associated with high-yield bonds before investing in a Feeder Portfolio.  Investment in such securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities but it also typically entails greater price volatility and principal and income risk.

Investment in high-yield bonds involves special risks in addition to the risks associated with the investments in higher rated debt securities. High-yield bonds are regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments.  Many of the outstanding high-yield bonds have not endured a lengthy business recession.  A long-term track record on bond default rates, such as that for investment-grade corporate bonds, does not exist for the high-yield market.  Analysis of the creditworthiness of issuers of debt securities and the ability of a Feeder Portfolio to achieve its investment objective may, to the extent of investment in high-yield bonds, be more dependent upon such creditworthiness analysis than would be the case if the Feeder Portfolio were investing in higher quality bonds.

High-yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment-grade bonds.  The prices of high-yield bonds have been found to be less sensitive to interest rate changes than higher rated investments but more sensitive to adverse downturns or individual corporate developments.  A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high-yield bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities.  If an issuer of high-yield bonds defaults, in addition to risking payment of all or a portion of interest and principal, a Master Fund may incur additional expenses to seek recovery.  In the case of high-yield bonds structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities that pay interest periodically and in cash.  There are also special tax considerations associated with investing in high-yield securities structured as zero-coupon or pay-in-kind securities.

The secondary market in which high-yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a high-yield bond is sold and could adversely affect and cause large fluctuations in the daily NAV of a Feeder Portfolio’s or Master Fund’s shares.  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield bonds, especially in a thinly traded market.  When secondary markets for high-yield bonds are less liquid than the market for higher grade bonds, it may be more difficult to value the securities because such valuation may require more research and elements of judgment may play a greater role in the valuation because there is less

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reliable, objective data available.

There are also certain risks involved in using credit ratings for evaluating high-yield bonds.  For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high-yield bonds.  Also, credit rating agencies may fail to reflect subsequent events.

Mortgage-Backed Securities

Mortgage securities are issued by government and non-government entities such as banks, mortgage lenders, or other institutions.  A mortgage security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages.  Some mortgage securities, such as CMOs, make payments of both principal and interest at a range of specified intervals; others make semi-annual interest payments at a predetermined rate and repay principal at maturity (like a typical bond).  Mortgage securities are based on different types of mortgages, including those on commercial real estate or residential properties.  Stripped mortgage securities are created when the interest and principal components of a mortgage security are separated and sold as individual securities.  In the case of a stripped mortgage security, the holder of the “principal-only” security (“PO”) receives the principal payments made by the underlying mortgage, while the holder of the “interest-only” security (“IO”) receives interest payments from the same underlying mortgage.

Federal National Mortgage Association (“FNMA”) securities and Federal Home Loan Mortgage Corporation (“FHLMC”) securities are pass-through securities issued by FNMA and FHLMC, respectively.  FNMA and FHLMC, which guarantee payment of interest and repayment of principal on FNMA securities and FHLMC securities, respectively, are federally chartered corporations supervised by the U.S. government that act as governmental instrumentalities under authority granted by Congress.  FNMA is authorized to borrow from the U.S. Treasury to meet its obligations.  FNMA securities and FHLMC securities are not backed by the full faith and credit of the U.S. government.

In September 2008, FNMA and FHLMC were each placed into conservatorship by the U.S. government under the authority of the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. government, with a stated purpose to preserve and conserve FNMA’s and FHLMC’s assets and property and to put FNMA and FHLMC in a sound and solvent condition. No assurance can be given that the purposes of the conservatorship and related actions under the authority of FHFA will be met or that the U.S. Treasury’s initiative will be successful.

The value of mortgage securities may change due to shifts in the market’s perception of issuers and changes in interest rates.  In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole.  Non-government mortgage securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues.  Mortgage securities are subject to prepayment risk, which is the risk that early principal payments made on the underlying mortgages, usually in response to a reduction in interest rates, will result in return of principal to the investors, causing it to be invested subsequently at a lower interest rate.  Alternatively, in a rising interest rate environment, mortgage security values may be adversely affected when prepayments on underlying mortgages do not occur as anticipated, resulting in the extension of the security’s effective maturity and the related increase in interest rate sensitivity of a longer-term instrument.  The prices of stripped mortgage securities tend to be more volatile in response to changes in interest rates than those of non-stripped mortgage securities.

To earn additional income for a Master Fund, FMR may use a trading strategy (commonly known as “mortgage dollar rolls” or “reverse mortgage dollar rolls”) that involves selling (or buying) mortgage securities, realizing a gain or loss, and simultaneously agreeing to purchase (or sell) mortgage securities

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on a later date at a set price. During the period between sale and repurchase in a mortgage dollar roll transaction, a Master Fund will not be entitled to receive interest and principal payments on the securities sold but will invest the proceeds of the sale in other securities that are permissible investments for the Master Fund. During the period between the purchase and subsequent sale in a reverse mortgage dollar roll transaction, a Master Fund is entitled to interest and principal payments on the securities purchased.  Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement.  If the counterparty files for bankruptcy or becomes insolvent, a Master Fund’s right to repurchase or sell securities may be limited. This trading strategy may increase interest rate exposure and result in an increased portfolio turnover rate which increases costs and may increase taxable gains.

Zero-Coupon Bonds

Zero-coupon bonds do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature.  Because zero-coupon bonds do not pay current income, their prices can be more volatile than other types of debt instruments when interest rates change.  In calculating a Mater Fund’s dividend, a portion of the difference between a zero-coupon bond’s purchase price and its face value is considered income.

FOREIGN/EMERGING MARKETS SECURITIES

Foreign Markets

Foreign securities, foreign currencies and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

Foreign investments involve risks relating to local political, economic, regulatory or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors.  Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars or other government intervention.  Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated.  There is no assurance that FMR will be able to anticipate these potential events or counter their effects.  In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter (“OTC”) markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers.  Foreign security trading, settlement and custodial practices (including those involving securities settlement where fund assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, and may result in increased risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository, or foreign sub-custodian.  In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions and custodial costs, are generally higher than with U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets.  Foreign issuers are generally not bound by uniform accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers.  Adequate public information on foreign issuers may not

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be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis.  In general, there is less overall governmental supervision and regulation of securities exchanges, brokers and listed companies than in the United States.  OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated.  Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries.

Some foreign securities impose restrictions on a transfer within the United States or to U.S. persons.  Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

American Depositary Receipts (“ADRs”) as well as other “hybrid” forms of ADRs, including European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), are certificates evidencing ownership of shares of a foreign issuer.  These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere.  The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country.  The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions.  ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies.  However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.  These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer’s country.

The risks of foreign investing may be magnified for investments in emerging markets.  Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies.  In particular, countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets, and may have less protection of property rights than more developed countries.  The economies of countries with emerging markets may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.  Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

Foreign Currency Transactions

A Master Fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies).  Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies.  Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer.  Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future.  Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers.  The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a Master Fund.  A Master Fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.

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A “settlement hedge” or “transaction hedge” is designed to protect a Master Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received.  Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars “locks in” the U.S. dollar price of the security.  Forward contracts to purchase or sell a foreign currency may also be used by a Master Fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by FMR.

A Master Fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency.  For example, if a Master Fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound’s value.  Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors.  A Master Fund could also hedge the position by selling another currency expected to perform similarly to the pounds sterling.  This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars.  Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

A Master Fund may enter into forward contracts to shift its investment exposure from one currency into another.  This may include shifting exposure from U.S. dollars to a foreign currency or from one foreign currency to another foreign currency.  This type of strategy, sometimes known as a “cross-hedge,” will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a Master Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another.  A Master Fund may cross-hedge its U.S. dollar exposure in order to achieve a representative mix of the major currencies in its benchmark index and/or to cover or underweight country or region exposure in its portfolio.  Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a Master Fund to assume the risk of fluctuations in the value of the currency it purchases.

Successful use of currency management strategies will depend on FMR’s skill in analyzing currency values.  Currency management strategies may substantially change a Master Fund’s investment exposure to changes in currency exchange rates and could result in losses to a Master Fund if currencies do not perform as FMR anticipates.  For example, if a currency’s value rose at a time when FMR had hedged a Master Fund by selling that currency in exchange for dollars, a Master Fund would not participate in the currency’s appreciation.  If FMR hedges currency exposure through proxy hedges, a Master Fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem.  Similarly, if FMR increases a Master Fund’s exposure to a foreign currency and that currency’s value declines, a Master Fund will realize a loss.  A fund may be required to limit its hedging transactions in foreign currency forwards, futures, and options in order to maintain its classification as a “regulated investment company” under the Code.  Hedging transactions could result in the application of the mark—to—market provisions of the Code, which may cause an increase (or decrease) in the amount of taxable dividends paid by a fund and could affect whether dividends paid by a fund are classified as capital gains or ordinary income.  There is no assurance that FMR’s use of currency management strategies will be advantageous to a Master Fund or that it will employ currency management strategies at appropriate times.

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DERIVATIVES

Futures, Options, and Swaps

The success of any strategy involving futures, options, and swaps depends on an adviser’s analysis of many economic and mathematical factors and a Master Fund’s return may be higher if it never invested in such instruments.  Additionally, some of the contracts discussed below are new instruments without a trading history and there can be no assurance that a market for the instruments will continue to exist. Future government legislation or regulation of derivatives could affect a Master Fund’s use of such instruments and could limit the ability of a Master Fund to pursue its investment strategies.

Futures Contracts

In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date.  In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date.  The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract.  Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the S&P 500® Index.  Futures can be held until their delivery dates, or can be closed out before then if a liquid market is available.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument.  Therefore, purchasing futures contracts will tend to increase a Master Fund’s exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly.  When a Master Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market.  Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

The purchaser or seller of a futures contract or an option for a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date.  However, both the purchaser and seller are required to deposit “initial margin” with a futures broker, known as a futures commission merchant (“FCM”), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract’s value.  If the value of either party’s position declines, that party will be required to make additional “variation margin” payments to settle the change in value on a daily basis.  This process of “marking to market” will be reflected in the daily calculations of open positions in a fund’s NAV.  The party that has a gain is entitled to receive all or a portion of this amount.  Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a Master Fund’s investment limitations.  In the event of the bankruptcy of an FCM that holds margin on behalf of a Master Fund, the Master Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the Master Fund.

Although futures exchanges generally operate similarly in the United States and abroad, foreign futures exchanges may follow trading, settlement, and margin procedures that are different from those for U.S. exchanges.  Futures contracts traded outside the United States may involve greater risk of loss than U.S.—traded contracts, including potentially greater risk of losses due to insolvency of a futures broker, exchange member, or other party that may owe initial or variation margin to a Master Fund.  Because initial and variation margin payments may be measured in foreign currency, a futures contract traded outside the United States may also involve the risk of foreign currency fluctuation.

There is no assurance a liquid market will exist for any particular futures contract at any particular time. Exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile

17

trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions.  If the market for a contract is not liquid because of price fluctuation limits or other market conditions, it could prevent prompt liquidation of unfavorable positions, and potentially could require a Master Fund to continue to hold a position until delivery or expiration regardless of changes in its value.  As a result, a master Fund’s access to other assets held to cover its options or futures positions could also be impaired. These risks may be heightened for commodity futures contracts, which have historically been subject to greater price volatility than exists for instruments such as stocks and bonds.

Because there are a limited number of types of exchange—traded futures contracts, it is likely that the standardized contracts available will not match a Master Fund’s current or anticipated investments exactly.  A Master Fund may invest in futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the Master Fund typically invests, which involves a risk that the futures position will not track the performance of the Master Fund’s other investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a Master Fund’s investments well. Futures prices are affected by such factors as current and anticipated short—term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way.  Imperfect correlation may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts.  A Master Fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases.  If price changes in a fund’s futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments. In addition, the price of a commodity futures contract can reflect the storage costs associated with the purchase of the physical commodity.

By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price.  In return for this right, the purchaser pays the current market price for the option (known as the option premium).  Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts.  The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option.  If the option is allowed to expire, the purchaser will lose the entire premium.  If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price.  A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially.  However, if the underlying instrument’s price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price.  A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall.  At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

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The writer of a put or call option takes the opposite side of the transaction from the option’s purchaser.  In return for receipt of the premium, the writer assumes the obligation to pay or receive the strike price for the option’s underlying instrument if the other party to the option chooses to exercise it.  The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price.  If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes.  When writing an option on a futures contract, a Master Fund will be required to make margin payments to an FCM as described above for futures contracts.

If the underlying instruments price rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received.  If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price.  If security prices fall, the put writer would expect to suffer a loss.  This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to sell or deliver the option’s underlying instrument, in return for the strike price, upon exercise of the option.  The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall.  Through receipt of the option premium, a call writer mitigates the effects of a price decline.  At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

There is no assurance a liquid market will exist for any particular options contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument’s current price. In addition, exchanges may establish daily price fluctuation limits for options contracts, and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a Master Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Master Fund’s access to other assets held to cover its options positions could also be impaired.

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally are less liquid and involve greater credit risk than exchange-traded options, which are backed by the clearing organization of the exchanges where they are traded.

Combined positions involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position.  For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract.  Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase.  Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

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A Master Fund may also buy and sell options on swaps.  Options on interest rate swaps are known as swap options.  An option on a swap gives a party the right to enter into a new swap agreement or to extend, shorten, cancel or modify an existing swap contract at a specific date in the future in exchange for a premium.

Because there are a limited number of types of exchange-traded options contracts, it is likely that the standardized contracts available will not match a Master Fund’s current or anticipated investments exactly.  A Master Fund may invest in options contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the Master Fund typically invests, which involves a risk that the options position will not track the performance of the Master Fund’s other investments.

Options prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a Master Fund’s investments well.  Options prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way.  Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts.  A Master Fund may purchase or sell options contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases.  If price changes in a Master Fund’s options positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Options and Futures Relating to Foreign Currencies

Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date.  Most currency futures contracts call for payment or delivery in U.S. dollars.  The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract.  The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed below.  A Master Fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies.  Currency options may also be purchased or written in conjunction with each other or with currency futures or forward contracts.  Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a Master Fund’s investments.  A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect a Master Fund against a price decline resulting from deterioration in the issuer’s creditworthiness.  Because the value of a Master Fund’s foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund’s investments exactly over time.

Limitations on Futures and Options Transactions of the Master Funds

Each Master Fund will not:  (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Master Fund’s total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the Master Fund’s total obligations upon settlement or exercise of purchased futures contracts and written put options would

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exceed 25% of its total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Master Fund would exceed 5% of the Master Fund’s total assets.  These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to structured notes.

The above limitations on the Master Funds’ investments in futures contracts and options, and the Master Funds’ and the Portfolio’s policies regarding futures contracts and options discussed elsewhere in this SAI may be changed as regulatory agencies permit.

Indexed Securities

Indexed securities are instruments whose prices are indexed to the prices of other securities, securities indices, currencies or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.

Mortgage-indexed securities, for example, could be structured to replicate the performance of mortgage securities and the characteristics of direct ownership.

Commodity-Indexed securities, for example, can be indexed to a commodities index such as the Dow Jones-UBS Commodity Index Total Return. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities.  Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency.  Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments.  Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates.  Recent issuers of indexed securities have included banks, corporations and certain U.S. government agencies.

Warrants

Warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time.  Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security.  The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.

Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company.  A warrant ceases to have value if it is not exercised prior to its expiration date.  These factors can make warrants more speculative than other types of investments.

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Each Portfolio has claimed an exclusion from the definition of a Commodity Pool operator (“CPO”) under the Commodity Exchange Act and therefore is not subject to registration or regulation as a CPO. In February 2012, the Commodity Futures Trading Commission (“CFTC”) adopted regulatory changes that impact the Portfolios by subjecting a Portfolio’s adviser to registration with the CFTC as a CPO or commodity trading advisor (“CTA”) of the Portfolio, unless the Portfolio is able to comply with certain trading and marketing limitations on its investments in futures, many over-the-counter derivatives and certain other instruments. A related CFTC proposal to harmonize applicable CFTC and SEC regulations could, if adopted, mitigate certain disclosure and operational burdens where CPO registration is required for an adviser. Compliance with these additional registration and regulatory requirements may increase Portfolio expenses.

INVESTMENT TECHNIQUES

Borrowing

Each Master Fund may borrow from banks or from other funds advised by FMR or its affiliates, or through reverse repurchase agreements.  If a Master Fund or a Portfolio borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off.  If a Master Fund or a Portfolio makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

Cash Management

A Master Fund can hold uninvested cash or it can invest it in cash equivalents such as money market securities, repurchase agreements, or shares of money market or short-term bond funds.  Generally, these securities offer less potential for gains than other types of securities.

Central Funds

Central Funds are special types of investment vehicles created by Fidelity for use by the Fidelity funds and other advisory clients.  FMR uses central funds to invest in particular security types or investment disciplines, or for cash management.  Central funds incur certain costs related to their investment activity (such as custodial fees and expenses), but do not pay additional management fees to Fidelity.  The investment results of the portions of the fund’s assets invested in the central funds will be based upon the investment results of those funds.

Interfund Borrowing and Lending Program

Pursuant to an exemptive order issued by the SEC, a Master Fund may lend money to, and borrow money from, other funds advised by FMR or its affiliates.  A Master Fund will borrow through the program only when the costs are equal to or lower than the cost of bank loans, and will lend through the program only when the returns are higher than those available from an investment in repurchase agreements.  Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days.  Loans may be called on one day’s notice.  A Master Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed.  Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

Illiquid Securities

Illiquid securities cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.  Difficulty in selling securities may result in a loss or may be costly to a

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Master Fund.  Under the supervision of the Board, FMR determines the liquidity of a Master Fund’s investments and, through reports from FMR, the Board monitors investments in illiquid securities.  In determining the liquidity of a Master Fund’s investments, FMR may consider various factors, including:  (1) the frequency and volume of trades and quotation; (2) the number of dealers and prospective purchasers in the marketplace; (3) dealer undertakings to make a market; and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security).

Repurchase Agreements

Repurchase Agreements involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price.  The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security.  The term of a repurchase agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery.  The resale price is in excess of the purchase price by an amount, which reflects an agreed-upon market rate of return, effective for the period of time of investment in the security.  The result is a fixed rate of return protected from market fluctuations during the period of the agreement.  This rate is not tied to the coupon rate on the security subject to the repurchase agreement. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent.  The Master Funds will engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by FMR or, under certain circumstances, by an FMR affiliate.

Restricted Securities

Restricted Securities are subject to legal restrictions on their sale.  Difficulty in selling securities may result in a loss or be costly to a fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering.  Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement.  If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Reverse Repurchase Agreements

In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time.  The Master Funds will enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by FMR or, under certain circumstances, by an FMR affiliate.  Such transactions may increase fluctuations in the market value of fund assets and may be viewed as a form of leverage.

Securities Lending

A Master Fund may lend securities to parties such as broker-dealers or other institutions.

Securities lending allows a Master Fund to retain ownership of the securities loaned and, at the same time, earn additional income.  The borrower provides the Master Fund with collateral in an amount at least

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equal to the value of the securities loaned.  The Master Fund maintains the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned.  If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a Master Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral.  These delays and costs could be greater for foreign securities.  If a Master Fund is not able to recover the securities loaned, a Master Fund may sell the collateral and purchase a replacement investment in the market.  The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased.  Loans will be made only to parties deemed by FMR to be in good standing and when, in FMR’s judgment, the income earned would justify the risks.

Cash received as collateral through loan transactions may be invested in other eligible securities, including shares of a money market fund.  Investing this cash, subjects that investment, as well as the securities loaned, to market appreciation or depreciation.

Short Sales “Against the Box”

Short Sales “Against the Box” are short sales of securities that a Master Fund owns or has the right to obtain (equivalent in kind or amount to the securities sold short).  If a Master Fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding.   Short sales against the box are not subject to the percentage limitations on short sales described in the Prospectuses.

Short Sales

Stocks underlying a Master Fund’s convertible security holdings can be sold short.  For example, if FMR anticipates a decline in the price of the stock underlying a convertible security held by a Master Fund, it may sell the stock short.  If the stock price subsequently declines, the proceeds of the short sale could be expected to offset all or a portion of the effect of the stock’s decline on the value of the convertible security.  Master Funds that employ this strategy generally intend to hedge no more than 15% of total assets with short sales on equity securities underlying convertible security holdings under normal circumstances.

A Master Fund will be required to set aside securities equivalent in kind and amount to those sold short (or securities convertible or exchangeable into such securities) and will be required to hold them aside while the short sale is outstanding.  A Master Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales.

TEMPORARY DEFENSIVE POLICIES

Each Master Fund reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary defensive purposes.

FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The investment objectives and all other investment policies or practices of the Portfolios are considered by the Company not to be fundamental and accordingly may be changed without shareholder approval.

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Fundamental Investment Restrictions of the Portfolios

The Portfolios have adopted the following investment restrictions as fundamental policies, which means they cannot be changed without the approval of the holders of a “majority” of a Portfolio’s outstanding voting securities as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”). The term “majority” is defined in the 1940 Act as the lesser of: (i) 67% or more of that Portfolio’s voting securities present at a meeting of shareholders at which the holders of more than 50% of the outstanding voting securities of that Portfolio are present in person or represented by proxy; or (ii) more than 50% of a Portfolio’s outstanding voting securities.

ING Fidelity® VIP Contrafund® Portfolio, ING Fidelity® VIP Equity-Income Portfolio and ING Fidelity® VIP Mid Cap Portfolio

As a matter of fundamental policy, a Portfolio may not:

1.                          issue any senior security, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.  Among other things, this would permit a Portfolio to:  (i) enter into commitments to purchase securities in accordance with a Portfolio’s investment program, including, without limitation, reverse repurchase agreements, delayed delivery securities and when-issued securities, to the extent permitted by its investment program and other restrictions; (ii) engage in short sales of securities to the extent permitted in its investment program and other restrictions; and (iii) purchase or sell futures contracts and related options to the extent permitted by its investment program and other restrictions;

2.                          borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

3.                          act as an underwriter of securities within the meaning of the Securities Act of 1933 (“1933 Act”), except as permitted under the 1933 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.  Among other things, to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the 1933 Act, this would permit a Portfolio to act as an underwriter of securities in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective, investment policies and investment program;

4.                          purchase or sell real estate or any interests therein, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.  Notwithstanding this limitation, a Portfolio may, among other things:  (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities;

5.                          purchase or sell physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

6.                          make loans, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Notwithstanding this limitation, a Portfolio may, among other things:  (i) enter into repurchase agreements; (ii) lend portfolio securities; and (iii) acquire debt securities without being deemed to be making a loan;

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7.                          deviate from being a “diversified company” as that term is defined in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time; and

8.                          “concentrate” its investments in a particular industry except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time, provided that, without limiting the generality of the foregoing:  (a) this limitation will not apply to a Portfolio’s investments in: (i) securities of other investment companies; (ii) securities issued or guaranteed as to principal and/or interest by the U.S. government, its agencies or instrumentalities; or (iii) repurchase agreements (collateralized by the instruments described in clause; (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to the financing activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Portfolio’s investments will not constitute a violation of such limitation, except that any borrowing by a Portfolio that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the 1940 Act (currently three days).

In addition, if a Portfolio’s holdings of illiquid securities exceeds 15% because of changes in the value of a Portfolio’s investments, a Portfolio will take action to reduce its holdings of illiquid securities within a time frame deemed to be in the best interest of the Portfolio.  Otherwise, a Portfolio may continue to hold a security even though it causes the Portfolio to exceed a percentage limitation because of fluctuation in the value of the Portfolio’s assets.

With respect to each Portfolio’s concentration policy, industry classifications are in accordance with Global Industrial Classification and/or Standard Industrial Classification (“SIC”) Codes. Industry classifications may be changed at any time to reflect changes in the market place.

The fundamental investment restrictions set forth above may be modified so as to provide a Portfolio with the ability to operate under new rules or amendments under the 1940 Act or under orders by the SEC applicable to the Portfolio without receiving prior shareholder approval of the change.

NON-FUNDAMENTAL INVESTMENT POLICIES OF THE PORTFOLIOS

Each Portfolio has adopted the following non-fundamental investment restriction to enable it to invest in its corresponding Master Fund:

Notwithstanding any other investment policy of the Portfolio, the Portfolio may invest all of its net assets in an open-end management investment company having the same investment objective and limitations as the Portfolio.

Each Portfolio has also adopted the same investment restrictions as the Master Fund in which it invests.  These investment restrictions, the investment objective and all other investment policies or practices of the Portfolios, are considered by the Company not to be fundamental and accordingly may be changed without shareholder approval.

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FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE MASTER FUNDS

The Master Funds have adopted the following fundamental investment restrictions that may not be changed without approval by a majority of each Master Fund’s outstanding voting securities.  Such majority is defined in the 1940 Act as the vote of the lesser of:  (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy; or (ii) more than 50% of the outstanding voting securities.  However, except for the fundamental investment limitations listed below, the investment policies and limitations of the Master Funds described in this SAI are not fundamental and may be changed without shareholder approval.  None of the following investment restrictions involving a maximum percentage of assets will be considered violated unless the excess occurs immediately, and is caused by, an acquisition by a Master Fund.

If a change in a Master Fund’s fundamental investment restrictions is submitted to the holders of the Company’s outstanding voting securities, the matter will be deemed to be acted upon with respect to a Master Fund if a majority of the outstanding voting securities of the Master Fund votes for approval of the matter, notwithstanding:  (1) that the matter has not been approved by the holder’s of a majority of the outstanding voting securities of any other Master Fund affected by the matter; and (2) that the matter has not been approved by the vote of a majority of the outstanding voting securities of the Company.

Fidelity® VIP Contrafund® Portfolio

As a matter of fundamental policy, the Portfolio will not:

1.                                      with respect to 75% of the Master Fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result: (a) more than 5% of the Master Fund’s total assets would be invested in the securities of that issuer; or (b) the Master Fund would hold more than 10% of the outstanding voting securities of that issuer;

2.                                      issue senior securities, except in connection with the insurance program established by the Master Fund pursuant to an exemptive order issued by the SEC or as otherwise permitted under the 1940 Act;

3.                                      borrow money, except that the Master Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings).  Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

4.                                      underwrite securities issued by others, except to the extent that the Master Fund may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities or in connection with investments in other investment companies;

5.                                      purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Master Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry.  Regarding the concentration limitation discussed above, FMR may analyze the characteristics of a particular issuer and security and assign an industry or sector classification consistent with those characteristics in the event that the third party classification provider used by FMR does not assign a classification;

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6.                                      purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Master Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

7.                                      purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Master Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

8.                                      lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations, or other forms of debt instruments.

The following are Fidelity® VIP Contrafund® Portfolio’s non-fundamental investment policies:

a.                                      The Master Fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short;

b.                                      The Master Fund does not currently intend to purchase securities on margin, except that the Master Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin;

c.                                       The Master Fund may borrow money only: (i) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser; or (ii) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3));

d.                                      The Master Fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued;

e.                                       The Master Fund does not currently intend to lend assets other than securities to other parties, except by:  (i) lending money (up to 15% of the Master Fund’s net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser; or (ii) assuming any unfunded commitments in connection with the acquisition of loans, loan participations, or other forms of debt instruments.  (This limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments); and

f.                                        The Master Fund does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases.

The extent to which the Master Fund may invest in the securities of a single issuer or a certain number of issuers is limited by the diversification requirements imposed by Section 817(h) of the Internal Revenue Code of 1986 (“Code”), which are in addition to the diversification requirements described above in limitation (1).

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With respect to limitation (d), if through a change in values, net assets, or other circumstances, the Master Fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

Pursuant to certain state insurance regulations, any repurchase agreements or foreign repurchase agreements the Master Fund enters into will be secured by collateral consisting of liquid assets having a market value of not less than 102% of the cash or assets transferred to the other party.

For Fidelity VIP Contrafund® Portfolio’s limitations on futures and options transactions, see the section entitled “Limitations on Futures and Options Transactions of the Master Funds” later in this SAI.

Fidelity® VIP Equity-Income Portfolio

As a matter of fundamental policy, the Portfolio will not:

1.                                      with respect to 75% of the Master Fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result: (a) more than 5% of the Master Fund’s total assets would be invested in the securities of that issuer; or (b) the Master Fund would hold more than 10% of the outstanding voting securities of that issuer;

2.                                      issue senior securities, except in connection with the insurance program established by the Master Fund pursuant to an exemptive order issued by the SEC or as otherwise permitted under the 1940 Act;

3.                                      borrow money, except that the Master Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings).  Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

4.                                      underwrite securities issued by others, except to the extent that the Master Fund may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities or in connection with investments in other investment companies;

5.                                      purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Master Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry.  Regarding the concentration limitation discussed above, FMR may analyze the characteristics of a particular issuer and security and assign an industry or sector classification consistent with those characteristics in the event that the third party classification provider used by FMR does not assign a classification;

6.                                      purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Master Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

7.                                      purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Master Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

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8.                                      lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

The following are the Fidelity® VIP Equity-Income Portfolio’s non-fundamental investment policies:

a.                                      The Master Fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short;

b.                                      The Master Fund does not currently intend to purchase securities on margin, except that the Master Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin;

c.                                       The Master Fund may borrow money only: (i) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser; or (ii) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3));

d.                                      The Master Fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued;

e.                                       The Master Fund does not currently intend to lend assets other than securities to other parties, except by: (i) making direct loans to companies in which the Master Fund has a pre-existing investment; (ii) lending money (up to 15% of the Master Fund’s net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser; or (iii) assuming any unfunded commitments in connection with the acquisition of loans, loan participations, or other forms of debt instruments.  (This limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt securities);

f.                                        The Master Fund does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases; and

g.                                       FMR limits the amount of the Master Fund’s assets that may be invested in foreign securities to 50%.

The extent to which the Master Fund may invest in the securities of a single issuer or a certain number of issuers is limited by the diversification requirements imposed by Section 817(h) of the Code, which are in addition to the diversification requirements described above in limitation (1).

With respect to limitation (d), if through a change in values, net assets, or other circumstances, the Master Fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

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Pursuant to certain state insurance regulations, any repurchase agreements or foreign repurchase agreements the Master Fund enters into will be secured by collateral consisting of liquid assets having a market value of not less than 102% of the cash or assets transferred to the other party.

For the VIP Equity-Income Portfolio’s limitations on futures and options transactions, see the section entitled “Limitations on Futures and Options Transactions of the Master Funds” later in this SAI.

Fidelity® VIP Mid Cap Portfolio

As a matter of fundamental policy, a Portfolio will not:

1.                                            with respect to 75% of the Master Fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result: (a) more than 5% of the Master Fund’s total assets would be invested in the securities of that issuer; or (b) the Master Fund would hold more than 10% of the outstanding voting securities of that issuer;

2.             issue senior securities, except as permitted under the 1940 Act;

3,                                            borrow money, except that the Master Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings).  Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

4.                                            underwrite securities issued by others, except to the extent that the Master Fund may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities or in connection with investments in other investment companies;

5.                                            purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, more than 25% of the Master Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry;

6.                                            purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Master Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

7.                                            purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Master Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

8.                                            lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

The Master Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by FMR or

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an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the Master Fund.

The following are the Fidelity® VIP MidCap Portfolio’s non-fundamental investment policies:

a.                                      The Master Fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short;

b.                                      The Master Fund does not currently intend to purchase securities on margin, except that the Master Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin;

c.                                       The Master Fund may borrow money only: (i) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser; or (ii) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3));

d.                                      The Master Fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued;

e.                                       The Master Fund does not currently intend to lend assets other than securities to other parties, except by:  (i) lending money (up to 15% of the Master Fund’s net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser; or (ii) assuming any unfunded commitments in connection with the acquisition of loans, loan participations, or other forms of debt instruments.  (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments);

f.                                        The Master Fund does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases; and

g.                                       The Master Fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by FMR or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the Master Fund.

The extent to which the Master Fund may invest in the securities of a single issuer or a certain number of issuers is limited by the diversification requirements imposed by Section 817(h) of the Code, which are in addition to the diversification requirements described above in limitation (1).

With respect to limitation (d), if through a change in values, net assets, or other circumstances, the Master Fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

Pursuant to certain state insurance regulations, any repurchase agreements or foreign repurchase agreements the Master Fund enters into will be secured by collateral consisting of liquid assets having a market value of not less than 102% of the cash or assets transferred to the other party.

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For the VIP Mid Cap Portfolio’s limitations on futures and options transactions, see the section entitled “Limitations on Futures and Options Transactions of the Master Funds” later in this SAI.

For purposes of normally investing at least 80% of the Master Fund’s assets in securities of companies with medium market capitalizations, FMR intends to measure the capitalization range of the Russell Midcap® Index and the Standard & Poor’s® MidCap 400 Index (“S&P® MidCap 400”) no less frequently than once a month.

General

Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Portfolio’s or its Master Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Portfolio’s or its Master Fund’s acquisition of such security or other asset, except in the case of borrowing (or other activities that may be deemed to result in the issuance of a “senior security” under the 1940 Act).  Accordingly, any subsequent change in value, net assets or other circumstances will not be considered when determining whether the investment complies with the Portfolio’s or its Master Fund’s investment policies and limitations.  If the value of a Portfolio’s holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Directors will consider what actions, if any, are appropriate to maintain adequate liquidity.

To the extent required by the SEC regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in a Portfolio’s policy to invest at least 80% of its net assets plus borrowings (measured at the time of purchase) in the particular type of investment suggested by its name.

With respect to the fundamental policy on “concentration”, industry classifications of domestic issuers for all Portfolios are determined in accordance with the current Directory of Companies Filing Annual Reports with the SEC.  Industry classifications of foreign issuers for the Portfolios or Master Funds are based on data provided by Bloomberg L.P. and other industry data sources.

PORTFOLIO TURNOVER

The portfolio turnover of each Master Fund is described in the Master Funds’ statement of additional information which is delivered together with this SAI.

DISCLOSURE OF THE PORTFOLIOS’ PORTFOLIO SECURITIES

Each Portfolio is required to file its complete portfolio holdings schedule with the SEC on a quarterly basis.  This schedule is filed with the Portfolios’ annual and semi-annual shareholder reports on Form N-CSR for the second and fourth fiscal quarters and on Form N-Q for the first and third fiscal quarters.

In addition, each Portfolio posts its portfolio holdings schedule on ING’s website on a calendar-quarter basis and it is available 30 calendar days following the previous calendar quarter or as soon thereafter as practicable. Each Portfolio may also post its complete or partial portfolio holdings on its website as of a specified date.  The portfolio holdings schedule is as of the preceding quarter-end (e.g., a Portfolio will post the quarter-ending June 30 holdings on July 31).  The Portfolio may also file information on portfolio holdings with the SEC or other regulatory authority as required by applicable law.

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Each Portfolio also compiles a list composed of its ten largest holdings (“Top Ten”).  This information is produced monthly, and is made available on ING’s website, on the tenth day of each month.  The Top Ten holdings information is as of the last day of the previous month or as soon thereafter as practicable.

Investors (both individual and institutional), financial intermediaries that distribute the Portfolios’ shares and most third parties may receive the Portfolios’ annual or semi-annual shareholder reports, or view on ING’s website, the Portfolios’ portfolio holdings schedule.  The Top Ten list also is provided in quarterly Portfolio descriptions that are included in the offering materials of variable life insurance products and variable annuity contracts.

Other than in regulatory filings or on ING’s website, a Portfolio may provide its portfolio holdings schedule to certain unaffiliated third parties and affiliates when the Portfolio has a legitimate business purpose for doing so. Specifically, a Portfolio’s disclosure of its portfolio holdings may include disclosure:

•                  to the Portfolio’s independent registered public accounting firm, named herein, for use in providing audit opinions;

•                  to financial printers for the purpose of preparing Portfolio regulatory filings;

•                  for the purpose of due diligence regarding a merger or acquisition;

•                  to a new adviser or sub-adviser prior to the commencement of its management of a Portfolio;

•                  to rating and ranking agencies such as Bloomberg, Morningstar, Lipper and S&P (such agencies may receive more raw data from the Portfolio than is posted on the Portfolio’s website);

•                  to consultants for use in providing asset allocation advice in connection with investments by affiliated funds-of-funds in the Portfolio;

•                  to service providers on a daily basis in connection with their providing services benefiting a Portfolio, such as, but not limited to, the provision of analytics for securities lending oversight and reporting, proxy voting, or class action services providers, on a daily basis, in connection with their providing services benefiting the Portfolio;

•                  to a third party for purposes of effecting in-kind redemptions of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Portfolio shareholders;

•                  to certain wrap fee programs, on a weekly basis, on the first business day following the previous calendar week; or

•                  to a third party who acts as a “consultant” and supplies the consultant’s analysis of holdings (but not actual holdings) to the consultant’s clients (including sponsors of retirement plans or their consultants) or who provides regular analysis of fund portfolios. The types, frequency and timing of disclosure to such parties vary depending upon information requested.

In all instances of such disclosure, the receiving party, by agreement, is subject to a duty of confidentiality, including a duty not to trade on such information.

The Board has adopted policies and procedures (“Policies”) designed to ensure that disclosure of information regarding the Portfolios’ portfolio securities is in the best interests of Portfolio shareholders, including procedures to address conflicts between the interests of the Portfolios’ shareholders, on the one hand, and those of the Portfolios’ adviser, sub-adviser, principal underwriter or any affiliated person of a Portfolio, its adviser, or its principal underwriter, on the other.  Such Policies authorize the Portfolios’ administrator to implement the Board’s policies and direct the administrator to document the expected benefit to shareholders.  Among other considerations, the administrator is directed to consider whether such disclosure may create an advantage for the recipient or its affiliates or their clients over that of the Portfolios’ shareholders.  Similarly, the administrator is directed to consider, among other things, whether the disclosure of portfolio holdings creates a conflict between the interests of shareholders and the

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interests of the investment adviser, sub-adviser, principal underwriter and their affiliates.  The Board has authorized the senior officers of the Portfolios’ administrator to authorize the release of the Portfolios’ portfolio holdings, as necessary, in conformity with the foregoing principles and to monitor for compliance with the Policies.  The Portfolios’ administrator reports quarterly to the Company’s Board regarding the implementation of the Policies.

Each Portfolio has the following ongoing arrangements with certain third parties to provide the Portfolios’ portfolio holdings:

Party	Purpose	Frequency	Time Lag Between Date of Information and Date Information Released
The Bank of New York Mellon	Credit Approval Process for ING Funds Line of Credit	As requested	None
Institutional Shareholder Services Inc., a subsidiary of MSCI Inc.	Proxy Voting Services	Daily	None
Institutional Shareholder Services Inc., a subsidiary of MSCI Inc.	Class Action Services	Monthly	10 days
Charles River Development	Compliance	Daily	None
Coates Analytics, a Division of Albridge Solutions, Inc. and an indirect wholly-owned subsidiary of The Bank of New York Mellon	Provision of Analytics for Oversight and Reporting of Securities Lending	Daily	None

All of the arrangements in the table above are subject to the Policies adopted by the Board to ensure such disclosure is for a legitimate business purpose and is in the best interests of the Portfolios and their shareholders.  The Board must approve any material change to the Policies.  The Policies may not be waived, or exceptions made, without the consent of ING’s Legal Department.  All waivers and exceptions involving any of the Portfolios will be disclosed to the Board no later than its next regularly scheduled quarterly meeting.  No compensation or other consideration may be received by the Portfolios, the investment adviser, or any other party in connection with the disclosure of portfolio holdings in accordance with the Policies.

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MANAGEMENT OF THE COMPANY

The business and affairs of the Company are managed under the direction of the Company’s Board according to the applicable laws of the State of Maryland. The Board governs the Portfolios and is responsible for protecting the interests of shareholders.  The Directors are experienced executives who oversee the Company’s activities, review contractual arrangements with companies that provide services to each Portfolio, and review each Portfolio’s performance.

Set forth in the table below is information about each Director.

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of Funds in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director
Independent Directors
Colleen D. Baldwin 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 52	Director	November 2007 — Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 — Present).	142	None.
John V. Boyer 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 59	Director	November 1997 — Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 — Present). Formerly, Consultant (July 2007 — February 2008).	142	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 64	Director	January 2006 — Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 — Present).	142	Wisconsin Energy Corporation (June 2006 — Present) and The Royce Funds, (35 funds) (December 2009 — Present).
Peter S. Drotch 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 70	Director	November 2007 — Present	Retired.	142	First Marblehead Corporation (September 2003 — Present).
J. Michael Earley 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 67	Director	January 2005 — Present	Retired. Formerly, Banking, President and Chief Executive Officer, Bankers Trust Company, N.A., Des Moines (June 1992 — December 2008).	142	None.

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Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of Funds in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director
Patrick W. Kenny 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 69	Director	March 2002 — Present	Retired. Formerly, President and Chief Executive Officer, International Insurance Society (June 2001 — June 2009).	142	Assured Guaranty Ltd. (April 2004 — Present).
Sheryl K. Pressler 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 62	Director	January 2006 — Present	Consultant (May 2001 — Present).	142	Stillwater Mining Company (May 2002 — Present).
Roger B. Vincent 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 67	Chairperson and Director	January 2005 — Present	Retired. Formerly, President, Springwell Corporation, a corporate finance firm (March 1989 — August 2011).	142	UGI Corporation (February 2006 — Present) and UGI Utilities, Inc. (February 2006 — Present).
Directors who are “Interested Persons”
Robert W. Crispin(3) 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 66	Director	November 2007 — Present	Retired.	142	Intact Financial Corporation (December 2004 — Present) and PFM Group (November 2010 — Present).
Shaun P. Mathews(3) 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 57	Director	November 2007 - Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 — Present).	176	ING Capital Corporation, LLC (December 2005 — Present).

(1)         Subject to the Board’s retirement policy, Directors serve until their successors are duly elected and qualified.  The Board’s retirement policy states that each each duly elected or appointed Director who is not an “interested person” of the Company as defined in the 1940 Act, as amended (“Independent Director”), shall retire from service as a Director at the close of business on December 31 of the calendar year in which the Director reaches the age of 73.  A majority vote of the Board may extend the retirement date of a Director if such retirement would trigger a requirement to hold a meeting of shareholders of the Company under applicable law, whether for purposes of appointing a successor to the Director or if otherwise necessary under applicable law, in which the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2)         Except for Mr. Mathews and for the purposes of this table, “ING Fund Complex” means the following investment companies:  ING Asia Pacific High Dividend Equity Income Fund;  ING Emerging Markets High Dividend Equity Fund; ING Emerging Markets Local Bond Fund; ING Equity Trust; ING Funds Trust; ING Global Advantage and Premium Opportunity Fund; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Strategic Income Fund; ING Infrastructure, Industrials and Materials Fund, ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Short Duration Income Fund; ING Variable Insurance Trust; and ING Variable Products Trust.  For Mr. Mathews, the Fund Complex also includes the following investment companies:  ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Balanced Portfolio, Inc.; ING Intermediate Bond Portfolio; ING Money Market Portfolio; ING Variable Funds; and ING Variable Portfolios, Inc.  The number of funds in the ING Fund Complex is as of March 31, 2013.

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(3)         Messrs. Crispin and Mathews are deemed to be “interested persons,” of the Company as defined by the 1940 Act, because of their current or prior affiliation with ING Groep, N.V., the parent corporation of the investment adviser, DSL and the Distributor, ING Investments Distributor, LLC.

Information Regarding Officers of the Company

Name, Address and Age	Position(s) Held with Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Shaun P. Mathews 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 57	President and Chief Executive Officer	November 2006 — Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 — Present).
Michael J. Roland 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 54	Executive Vice President	January 2005 — Present

Managing Director and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (April 2012 — Present) and Chief Compliance Officer of Directed Services LLC and ING Investments, LLC (March 2011 — Present). Formerly, Executive Vice President and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (January 2007 — April 2012) and Chief Compliance Officer, ING Funds (March 2011 — February 2012).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 62	Executive Vice President Chief Investment Risk Officer	January 2005 — Present September 2009 - Present	Executive Vice President, ING Investments, LLC (July 2000 — Present) and Chief Investment Risk Officer, ING Investments, LLC (January 2003 — Present).
Kevin M. Gleason 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 46	Chief Compliance Officer	February 2012 - Present

Senior Vice President, ING Investments, LLC (February 2012 — Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company, (June 2004 — January 2012).

Todd Modic 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 45	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 — Present	Senior Vice President, ING Funds Services, LLC (March 2005 — Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 48	Senior Vice President	January 2005 — Present	Senior Vice President, ING Investments, LLC (October 2003 — Present).
Julius Drelick 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 46	Senior Vice President	July 2012 — Present

Senior Vice President — Fund Compliance, ING Investment Funds Services, LLC (June 2012 — Present). Formerly, Vice President — Platform Product Management and Project Management, ING Investments, LLC (April 2007 — June 2012).

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Name, Address and Age	Position(s) Held with Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Robert Terris 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 42	Senior Vice President	May 2006 — Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC (January 2006 - Present).
Fred Bedoya 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 54	Vice President and Treasurer	September 2012 — Present	Vice President, ING Funds Services, LLC (March 2012 — Present). Formerly, Assistant Vice President — Director, ING Funds Services, LLC (March 2003 — March 2012).
Robyn L. Ichilov 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 45	Vice President	January 2005 — Present	Vice President and Treasurer, ING Funds Services, LLC (November 1995 — Present) and ING Investments, LLC (August 1997 — Present). Formerly, Treasurer, ING Funds (November 1999 — February 2012).
Maria M. Anderson 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 54	Vice President	January 2005 — Present	Vice President, ING Funds Services, LLC (September 2004 — Present).
Lauren D. Bensinger 7337 East Doubletree Ranch Road. Suite 100 Scottsdale, Arizona 85258 Age: 58	Vice President	January 2005 — Present

Vice President, ING Investments, LLC and ING Funds Services, LLC (February 1996 — Present); Director of Compliance, ING Investments, LLC (October 2004 — Present); and Vice President and Money Laundering Reporting Officer, ING Investments Distributor, LLC (April 2010 - Present). Formerly, Chief Compliance Officer, ING Investments Distributor, LLC (August 1995 — April 2010).

Denise Lewis 7337 East Doubletree Ranch Road Suite 100 Scottsdale, Arizona 85258 Age: 48	Vice President Treasurer	January 2007 — Present February 2012 - Present	Vice President, ING Funds Services, LLC (December 2006 — Present).
Jason Kadavy 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 36	Vice President	September 2012 — Present	Vice President, ING Funds Services, LLC (July 2007 — Present).
Kimberly K. Springer 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 55	Vice President	March 2006 — Present

Vice President — Platform Product Management and Product Management; ING Investments, LLC (July 2012 — Present); Vice President, ING Investment Management — ING Funds (March 2010 — Present); and Vice President, ING Funds Services, LLC (March 2006 — Present). Formerly, Managing Paralegal Registration Statements (June 2003 — July 2012).

Craig Wheeler 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 43	Assistant Vice President	May 2008 — Present	Vice President — Director of Tax, ING Funds Services (March 2013 — Present). Formerly, Assistant Vice President — Director of Tax, ING Funds Services, LLC (March 2008 — March 2013).
Huey P. Falgout, Jr.	Secretary	August 2003 — Present	Senior Vice President and Chief Counsel, ING Investment

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Name, Address and Age	Position(s) Held with Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 49			Management — ING Funds (March 2010 — Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003 — March 2010).
Theresa K. Kelety 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 49	Assistant Secretary	August 2003 — Present

Vice President and Senior Counsel, ING Investment Management —ING Funds (March 2010 — Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 — March 2010) and Counsel, ING Americas, U.S. Legal Services (April 2003 — April 2008).

Paul Caldarelli 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 61	Assistant Secretary	June 2010 - Present

Vice President and Senior Counsel, ING Investment Management —ING Funds (March 2010 — Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 — March 2010) and Counsel, ING Americas, U.S. Legal Services (May 2005 — April 2008).

(1)         The Officers hold office until the next annual meeting of the Directors and until their successors shall have been elected and qualified.

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The Board of Directors

The Company and its Portfolios are governed by the Company’s Board, which oversees the Company’s business and affairs. The Board delegates the day-to-day management of the Company and its Portfolios to the Company’s officers and to various service providers that have been contractually retained to provide such day-to-day services. The ING entities that render services to the Portfolios do so pursuant to contracts that have been approved by the Board. The Directors are experienced executives who, among other duties, oversee each Portfolio’s activities, review contractual arrangements with companies that provide services to each Portfolio, and review each Portfolio’s investment performance.

The Board Leadership Structure and Related Matters

The Board is currently comprised of ten members, eight of whom are independent or disinterested persons, which means that they are not “interested persons” of the Portfolios as defined in Section 2(a)(19) of the 1940 Act (“Independent Directors”).  The Company is one of 21 registered investment companies (with a total of approximately 142 separate series) and all of the Directors serve as members of, as applicable, each investment company’s Board of Trustees or Board of Directors.  The Board employs substantially the same leadership structure with respect to each of these investment companies.

One of the Independent Directors, currently Roger B. Vincent, serves as the Chairperson of the Board.  The responsibilities of the Board Chairperson include: coordinating with management in the preparation of agendas for Board meetings; presiding at Board meetings; between Board meetings, serving as a primary liaison with other Directors, officers of the Company, management personnel and legal counsel to the Independent Directors; and such other duties as the Board periodically may determine.  Mr. Vincent holds no position with any firm that is a sponsor of the Company.

The Board performs many of its oversight and other activities through the committee structure described below in the “Board Committees” section. Each Committee operates pursuant to a written Charter approved by the Board. The Board currently conducts regular meetings eight (8) times a year. Six of these regular meetings consist of sessions held over a two-day period and two of these meetings consist of a one-day session. In addition, during the course of a year, the Board and many of its Committees typically hold special meetings by telephone or in person to discuss specific matters that require action prior to their next regular meetings.

The Board believes that its leadership structure is an effective means of empowering the Directors to perform their fiduciary and other duties.  For example, the Board’s committee structure faciliates, as appropriate, the ability of individual Board members to receive detailed presentations on topics under their review and to develop increased familiarity with respect to such topics and with key personnel at relevant service providers. At least annually, with guidance from its Nominating and Governance Committee, the Board analyzes whether there are potential means to enhance the efficiency and effectiveness of the Board’s operations.

Board Committees

Audit Committee.  The Board has established an Audit Committee, whose functions include, among other things, meeting with the independent registered public accounting firm of the Company to review the scope of the Company’s audit, the Company’s financial statements and accounting controls, and meeting with management concerning these matters, internal audit activities and other matters.  The Audit Committee currently consists of four (4) Independent Directors.  The following Directors currently serve as members of the Audit Committee:  Ms. Baldwin and Messrs. Boyer, Drotch, and Earley. Mr. Earley currently serves as Chairperson of the Audit Committee.  Ms. Baldwin and Messrs. Drotch and Earley

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have been designated as Audit Committee Financial Experts under the Sarbanes-Oxley Act.  The Audit Committee, which currently meets regularly four (4) times per year, held six (6) meetings during the fiscal year ended December 31, 2012.

Compliance Committee.  The Board has established a Compliance Committee for the purpose of, among other things:  (i) coordinating activities between the Board and the Chief Compliance Officer (“CCO”) of the Portfolios; (ii) facilitating information flow among Board members and the CCO between Board meetings; (iii) working with the CCO and management to identify the types of reports to be submitted by the CCO to the Compliance Committee and the Board; (iv) coordinating CCO oversight activities with other ING Fund boards; (v) making recommendations regarding the role, performance and oversight of the CCO; (vi) overseeing the implementation of the Portfolios’ valuation procedures and the fair value determinations made with respect to securities held by the Portfolios for which market value quotations are not readily available; (vii) overseeing management’s administration of proxy voting; and (viii) overseeing the effectiveness of brokerage usage by the Companies’ adviser or sub-advisers, as applicable, and compliance with regulations regarding the allocation of brokerage for services.  The Compliance Committee currently consists of four (4) Independent Directors: Messrs. Chadwick and Pressler and Messrs. Kenny and Vincent.  Mr. Kenny currently serves as Chairperson of the Compliance Committee. The Compliance Committee, which currently meets regularly four (4) times per year, held five (5) meetings during the fiscal year ended December 31, 2012.

Contracts Committee. The Board has established a Contracts Committee for the purpose of overseeing the annual renewal process relating to investment advisory and sub-advisory agreements and, at the discretion of the Board, other agreements or plans involving the Funds.  The responsibilities of the Contracts Committee, among other things, include:  (i) identifying the scope and format of information to be provided by service providers in connection with applicable contract approvals or renewals; (ii) providing guidance to independent legal counsel regarding specific information requests to be made by such counsel on behalf of the Directors; (iii) evaluating regulatory and other developments that might have an impact on applicable approval and renewal processes; (iv) reporting to the Directors its recommendations and decisions regarding the foregoing matters; (v) assisting in the preparation of a written record of the factors considered by Directors relating to the approval and renewal of advisory and sub-advisory agreements; (vi) recommending to the Board specific steps to be taken by it regarding the contracts approval and renewal process, including, for example, proposed schedules of meetings by the Directors; and (vii) otherwise providing assistance in connection with Board decisions to renew, reject or modify agreements or plans.  The Contracts Committee currently consists of five (5) Independent Directors: Mses. Chadwick and Pressler and Messrs. Boyer, Drotch and Vincent.  Ms. Pressler currently serves as Chairperson of the Contracts Committee.  The Contracts Committee, which currently meets regularly seven (7) times per year, held nine (9) meetings during the fiscal year ended December 31, 2012.

Investment Review Committees. The Board has established two Investment Review Committees to, among other things, monitor the investment performance of the Portfolios and make recommendations to the Board with respect to investment management activities performed by the adviser and subadvisers on behalf of the Portfolios, and to review and make recommendations regarding proposals by management to retain new or additional subadvisers for a Portfolio.  In the case of a fund that operates as a feeder fund in a master-feeder arrangement, the investment review committee, among other things, monitors the performance of the master fund and makes recommendations to the Board as to whether the feeder fund should continue to invest substantially all of its assets in the master fund. The Investment Review Committee for the Domestic Equity Funds described below monitors these Portfolios.

The Investment Review Committee for the Domestic Equity Funds (the “DE IRC”) currently consists of four (4) Independent Directors.  The following Directors serve as members of the DE IRC:  Ms. Chadwick and Messrs. Earley, Kenny and Vincent.  Ms. Chadwick currently serves as Chairperson of the

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DE IRC.  The DE IRC, which currently meets regularly six (6) times per year, held six (6) meetings during the fiscal year ended December 31, 2012.

The Investment Review Committee for the International/Balanced/Fixed-Income Funds (the “I/B/F IRC”) currently consists of four (4) Independent Directors and two (2) Directors who are “interested persons,” as defined in the 1940 Act.  The following Directors serve as members of the I/B/F IRC:  Mses. Baldwin and Pressler and Messrs. Boyer, Crispin, Drotch, and Mathews.  Mr. Boyer currently serves as Chairperson of the IBF IRC.  The I/B/F IRC, which currently meets regularly six (6) times per year, held six (6) meetings during the fiscal year ended December 31, 2012.

Nominating and Governance Committee. The Board has established a Nominating and Governance Committee for the purpose of, among other things:  (i) identifying and recommending to the Board candidates it proposes for nomination to fill Independent Director vacancies on the Board; (ii) reviewing workload and capabilities of Independent Directors and recommending changes to the size or composition of the Board, as necessary; (iii) monitoring regulatory developments and recommending modifications to the Committee’s responsibilities; (iv) considering and, if appropriate, recommending the creation of additional committees or changes to Director policies and procedures based on rule changes and “best practices” in corporate governance; (v) conducting an annual review of the membership and chairpersons of all Board committees and of practices relating to such membership and chairpersons; (vi) undertaking a periodic study of compensation paid to independent board members of investment companies and making recommendations for any compensation changes for the Independent Directors; (vii) overseeing the Board’s annual self evaluation process; (viii) developing (with assistance from management) an annual meeting calendar for the board and its committees; and (ix) overseeing actions to facilitate attendance by Independent Directors at relevant educational seminars and similar programs.

In evaluating potential candidates to fill Independent Director vacancies on the Board, the Nominating and Governance Committee will consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met.  Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.  The Nominating and Governance Committee will consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews nominees that it identifies initially as potential candidates.  A shareholder nominee for Director should be submitted in writing to the Portfolios’ Secretary.  Any such shareholder nomination should include at least the following information as to each individual proposed for nominations as Director: such person’s written consent to be named in a proxy statement as a nominee (if nominated) and to serve as a Director (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of Directors, or is otherwise required, in each case under applicable federal securities laws, rules and regulations, including such information as the Board may reasonably deem necessary to satisfy its oversight and due diligence duties.

The Secretary shall submit all nominations received in a timely manner to the Nominating and Governence Committee.  To be timely in connection with a shareholder meeting to elect Directors, any such submission must be delivered to the Portfolios’ Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either the disclosure in a press release or in a document publicly filed by the Portfolios with the SEC.

The Nominating and Governance Committee consists of four (4) Independent Directors:  Mses. Baldwin and Chadwick and Messrs. Kenny and Vincent.  Ms. Baldwin currently serves as Chairperson of the Nominating and Governance Committee.  The Nominating and Governance Committee, which currently meets regularly four (4) times per year, held two (2) meetings during the fiscal year ended December 31, 2012.

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The Board’s Risk Oversight Role

The day-to-day management of various risks relating to the administration and operation of the Portfolios is the responsibility of management and other service providers retained by the Board or by management, most of whom employ professional personnel who have risk management responsibilities.  The Board oversees this risk management function consistent with and as part of its oversight duties.  The Board performs this risk management oversight function directly and, with respect to various matters, through its committees.  The following description provides an overview of many, but not all, aspects of the Board’s oversight of risk management for the Portfolios.  In this connection, the Board has been advised that it is not practicable to identify all of the risks that may impact the Portfolios or to develop procedures or controls that are designed to eliminate all such risk exposures, and that applicable securities law regulations do not contemplate that all such risks be identified and addressed.

The Board, working with management personnel and other service providers, has endeavored to identify the primary risks that confront the Portfolios.  In general, these risks include, among others, investment risks, credit risks, liquidity risks, valuation risks, operational risks, reputational risks, regulatory risks, risks related to potential legislative changes and the risk of conflicts of interest affecting ING affiliates in managing the Portfolios.  The Board has adopted and periodically reviews various policies and procedures that are designed to address these and other risks confronting the Portfolios.  In addition, many service providers to the Portfolios have adopted their own policies, procedures and controls designed to address particular risks to the Portfolios.  The Board and persons retained to render advice and service to the Board periodically review and/or monitor changes to and developments relating to the effectiveness of these policies and procedures.

The Board oversees risk management activities in part through receipt and review by the Board or its committees of regular and special reports, presentations and other information from officers of the Company, including the CCOs for the Company and its investment adviser and the Company’s Chief Investment Risk Officer (“CIRO”), and from other service providers.  For example, management personnel and the other persons make regular reports and presentations to:  (i) the Compliance Committee regarding compliance with regulatory requirements; (ii) the Investment Review Committees regarding investment activities and strategies that may pose particular risks; (iii) the Audit Committee with respect to financial reporting controls and internal audit activities; (iv) the Nominating and Governance Committee regarding corporate governance and best practice developments; and (v) the Contracts Committee regarding regulatory and related developments that might impact the retention of service providers to the Company.  The CIRO oversees an Investment Risk Department (“IRD”) that provides an independent source of analysis and research for Board members in connection with their oversight of the investment process and performance of portfolio managers.  Among its other duties, the IRD seeks to identify and, where practicable, measure the investment risks being taken by each Portfolio’s portfolio managers.  Although the IRD works closely with management of the Company in performing its duties, the CIRO is directly accountable to and maintains an ongoing dialogue with the Independent Directors.

Qualifications of the Directors

The Board believes that each of the Directors is qualified to serve as a Director of the Company based on its review of the experience, qualifications, attributes and skills of each Director.  The Board bases this conclusion on its consideration of various criteria, no one of which is controlling.  Among others, the Board has considered the following factors with respect to each Director: strong character and high integrity; an ability to review, evaluate, analyze and discuss information provided; the ability to exercise effective business judgment in protecting shareholder interests while taking into account different points of views; a background in financial, investment, accounting, business, regulatory or other skills that would be relevant to the performance of a Director’s duties; the ability and willingness to commit the

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time necessary to perform his or her duties; and the ability to work in a collegial manner with other Board members.  Each Director’s ability to perform his or her duties effectively is evidenced by his or her: experience in the investment management business; related consulting experience; other professional experience; experience serving on the boards of directors of other public companies; educational background and professional training; prior experience serving on the Board of Directors of the Company, as well as the boards of other investment companies in the ING Funds Complex and/or of other investment companies; and experience as attendees or participants in conferences and seminars that are focused on investment company matters and/or duties that are specific to board members of registered investment companies.

Information indicating certain of the specific experience and qualifications of each Director relevant to the Board’s belief that the Director should serve in this capacity is provided in the table above in the section entitled “Information Regarding Individual Board Members of the Company.”  That table includes, for each Director, positions held with the Company, the length of such service, princiapl occupations during the past five years, the number of series within the ING Funds Complex for which the Director serves as a Board member and certain directorships held during the past five years.  Set forth below are certain additional specific experiences, qualifications, attributes or skills that the Board believes support a conclusion that each Director should serve as a Board member in light of the Company’s business and structure.

Colleen D. Baldwin has been a Director of the Company and a board member of other investment companies in the ING Fund Complex since 2007.  She also has served as the Chairperson of the Board’s Nominating and Governance Committee since 2009.  Ms. Baldwin has been President of Glantaum Partners, LLC, a business consulting firm, since 2009.  Prior to that, she served in senior positions at the following financial services firms: Chief Operating Officer for Ivy Asset Management, Inc. (2002-2004), a hedge fund manager; Chief Operating Officer and Head of Global Business and Product Development for AIG Global Investment Group (1995-2002), a global investment management firm; Senior Vice President at Bankers Trust Company (1994-1995); and Senior Managing Director at J.P. Morgan & Company (1987-1994).  In addition to her undergraduate degree, Ms. Baldwin has an MBA degree from Pace University.

John V. Boyer has been a Director of the Company and a board member of other investment companies in the ING Fund Complex since 2005.  He also has served as Chairperson of the Company’s I/B/F IRC since 2006 and, prior to that, as Chairperson of the Company’s Compliance Committee.  Since 2008, Mr. Boyer has been President of the Bechtler Arts Foundation for which, among his other duties, Mr. Boyer oversees all fiduciary aspects of the Foundation and assists in the oversight of the Foundation’s endowment portfolio.  Previously, he served as President and Chief Executive Officer of the Franklin and Eleanor Roosevelt Institute (2006-2007) and as Executive Director of The Mark Twain House & Museum (1989-2006) where he was responsible for overseeing business operations, including endowment portfolios.  He also served as a board member of certain predecessor mutual funds of the ING Fund Complex (1997-2005).  In addition to his undergraduate degree, Mr. Boyer has an MFA degree from Princeton University.

Patricia W. Chadwick has been a Director of the Company and a board member of other investment companies in the ING Fund Complex since 2006.  She also has served as Chairperson of the Company’s DE IRC since 2007.   Since 2000, Ms. Chadwick has been the Founder and President of Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy.  She also is a director of the Royce Fund (since 2009) and director of Wisconsin Energy Corp. (since 2006) and AMICA Mutual Insurance Company (since 1992).  Previously, she served in senior roles at several major financial services firms where her duties included the management of corporate pension funds, endowments and foundations, as well as management responsibilities for an asset management business.

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Robert W. Crispin has been a Director of the Company and a board member of other investment companies in the ING Fund Complex since 2007.  He formerly served as Chairman and Chief Executive Officer of ING Investment Management Co. (2001-2007), an investment sub-adviser to many of the portfolios in the ING Fund Complex, and in other senior positions in financial service firms.

Peter S. Drotch has been a Director of the Company and a board member of other investment companies in the ING Fund Complex since 2007.  Prior to his retirement in 2000, he was a partner at the accounting firm of PricewaterhouseCoopers LLP, where he was the leader of the firm’s asset management practice group and acquired extensive experience with respect to audits and other financial matters relating to registered investment companies.  Since his retirement, he also has served on the boards of registered investment companies in other fund comlexes (the State Street Research Funds and BlackRock Funds) from 2005 to 2007 and as a consultant with respect to investment company regulatory compliance matters.  In addition to his undergraduate degree, Mr. Drotch is a Certified Public Accountant.

J. Michael Earley has been a Director of the Company and a board member of other investment companies in the ING Fund Complex since 2002.  He also has served as Chairperson of the Company’s Audit Committee since 2003.  Mr. Earley retired in 2008 as President and Chief Executive Officer of Bankers Trust Company, N.A. (Des Moines, Iowa), where he had worked since 1992.  He also has served on the boards of directors of that company (1992-2009) and of Midamerica Financial Corporation (2002-2009), and as a board member of certain predecessor mutual funds of the ING Fund Complex (1997-2002).  In addition to his undergraduate degree, Mr. Earley has a JD degree from the University of Iowa.

Patrick W. Kenny has been a Director of the Company and a board member of other investment companies in the ING Fund Complex since 2005.  He also has served as the Chairperson of the Company’s Compliance Committee since 2006.  He previously served as President and Chief Executive Officer (2001-2009) of the International Insurance Society (insurance trade association), Executive Vice President (1998-2001) of Frontier Insurance Group (property and casualty insurance company), Senior Vice President (1995-1998) of SS&C Technologies (software and technology company), Chief Financial Officer (1988-1994) of Aetna Life & Casualty Company (multi-line insurance company), and as Partner (until 1988) of KPMG (accounting firm).  Mr. Kenny currently serves (since 2004) on the board of directors of Assured Guaranty Ltd. (provider of financial guaranty insurance) and previously served on the boards of Odyssey Re Holdings Corporation (multi-line reinsurance company) (2006-2009) and of certain predecessor mutual funds of the ING Fund Complex (2002-2005).  In addition to his undergraduate degree, Mr. Kenny has an MS degree from the University of Missouri and is a Certified Public Accountant.

Shaun P. Mathews has been a Director of the Committee and a board member of other investment companies in the ING Fund Complex since 2007.  He also is President and Chief Executive Officer of ING Investments, LLC (2006 to present).  Mr. Mathews previously served as President of ING Mutual Funds and Investment Products (2004-2006) and several other senior management positions in various aspects of the financial services business.

Sheryl K. Pressler has been a Director of the Company and a board member of other investment companies in the ING Fund Complex since 2006.  She also has served as Chairperson of the Company’s Contracts Committee since 2007.  Ms. Pressler has served as a consultant on financial matters since 2001.  Previously, she held various senior positions involving financial services, including as Chief Executive Officer (2000-2001) of Lend Lease Real Estate Investments, Inc. (real estate investment management and mortgage servicing firm), Chief Investment Officer (1994-2000) of California Public Employees’ Retirement System (state pension fund), and Director of Retirement Funds Management (1981-1994) of

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McDonnell Douglas Corporation (aircraft manufacturer).  In addition to her undergraduate degree, Ms. Pressler has an MBA degree from Washington University.

Roger B. Vincent has been a Director of the Company and a board member of other investment companies in the ING Fund Complex since 2002.  He also has served as Chairman of the Board of Director since 2007 and he previously served as Chairperson of Contracts Committee and the Domestic Equity Funds Investment Review Committee.  Mr. Vincent is a Director of UGI Corporation and UGI Utilities, Inc. (since 2006) and recently retired as President of Springwell Corporation (corporate finance firm).  He previously worked for 20 years at Bankers Trust Company.  He also previously served as a Director of AmeriGas Partners, L.P. (1998-2006), Tatham Offshore, Inc. (1996-2000) and Petrolane, Inc. (1993-1995), and as a board member of certain predecessor funds of the ING Fund Complex (1994-2002).  Mr. Vincent is a frequent speaker or panelist at mutual fund industry conferences and seminars.  In addition to his undergraduate degree, Mr. Vincent has an MBA degree from Harvard University.

Director Ownership of Securities

In order to further align the interests of the Independent Directors with shareholders, it is the policy of the Board for Independent Directors to own, beneficially, shares of one or more funds in the ING Fund Complex at all times (“Ownership Policy”).  For this purpose, beneficial ownership of ING Fund shares includes, in addition to direct ownership of ING Fund shares, ownership of a variable annuity contract or a variable life insurance policy whose proceeds are invested in an ING Fund within the ING Fund Complex, as well as deferred compensation payments under the Board’s deferred compensation arrangements pursuant to which the future value of such payments is based on the notional value of designated ING Fund within the ING Fund Complex.

Under this Ownership Policy, the initial value of investments in the ING Fund Complex that are beneficially owned by a Director must equal at least $100,000.  The Ownership Policy provides that a new Director shall satisfy the foregoing requirements within a reasonable amount of time, not to exceed three years, after becoming a Director.  A decline in the value of any ING Fund investments will not cause a Director to have to make any additional investments under this Ownership Policy.  Currently, all Independent Directors are in compliance with the Ownership Policy.

Investment in mutual funds of the ING Fund Complex by the Directors pursuant to this Ownership Policy are subject to:  (i) policies, applied by the mutual funds of the ING Fund Complex to other similar investors, that are designed to prevent inappropriate market timing trading practices, and (ii) to any provisions of the ING Funds’ Code of Ethics that otherwise apply to the Directors.

The following table describes each Director’s ownership of equity securities of a Portfolio and the aggregate holdings of shares of equity securities of all Portfolios of the ING Fund Complex for the calendar year ended December 31, 2012.

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Dollar Range of Equity Securities in Each Portfolio
Name of Director	ING Fidelity® VIP Contrafund® Portfolio	ING Fidelity® VIP Equity-Income Portfolio	ING Fidelity® VIP Mid Cap Portfolio	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
Independent Directors
Colleen D. Baldwin	None	None	None	Over $100,000(1)
John V. Boyer	None	None	None	Over $100,000 $10,001 - $50,000(1)
Patricia W. Chadwick	None	None	None	Over $100,000
Peter S. Drotch	None	None	None	Over $100,000
J. Michael Earley	None	None	None	Over $100,000
Patrick W. Kenny	None	None	None	Over $100,000 Over $100,000(1)
Sheryl K. Pressler	None	None	None	Over $100,000(1)
Roger B. Vincent	None	None	None	Over $100,000 Over $100,000(1)
Directors who are “Interested Persons”
Robert W. Crispin	None	None	None	None
Shaun P. Mathews	None	None	None	Over 100,000 $50,001 - $100,000(1)

(1)  Funds held in a 401k/Deferred Compensation Account.

Independent Director Ownership of Securities of the Adviser, the Underwriter, and Their Affiliates

The following table describes each Independent Director’s (and his or her immediate family members) share ownership in securities of the Company’s Adviser or principal underwriter, and the ownership of securities in an entity controlling, controlled by or under common control with the Adviser or principal underwriter of the Portfolios (not including registered investment companies) as of December 31, 2012.

Name of Director	Name of Owners and Relationship to Director	Company	Title of Class	Value of Securities	Percentage of Class
Colleen D. Baldwin	N/A	N/A	N/A	N/A	N/A
John V. Boyer	N/A	N/A	N/A	N/A	N/A
Patricia W. Chadwick	N/A	N/A	N/A	N/A	N/A
Peter S. Drotch	N/A	N/A	N/A	N/A	N/A
J. Michael Earley	N/A	N/A	N/A	N/A	N/A
Patrick W. Kenny	N/A	N/A	N/A	N/A	N/A
Sheryl K. Pressler	N/A	N/A	N/A	N/A	N/A
Roger B. Vincent	N/A	N/A	N/A	N/A	N/A

Director Compensation

Each Director is reimbursed for reasonable expenses incurred in connection with each meeting of the Board or any of its Committee attended.  Each Independent Director is compensated for his or her services on a quarterly basis according to a fee schedule adopted by the Board.  The current fee schedule consists of an annual retainer, compensation for Board and Committee Chairpersons, and additional compensation for attendance at regularly schedule meetings.  The Board may from time to time designate other meetings as subject to compensation.

Each Portfolio pays each Director who is not an interested person of a Portfolio a pro rata share, as described below, of:  (i) an annual retainer of $200,000; (ii) Mr. Vincent, as Chairperson of the Board, receives an additional annual retainer of $80,000; (iii) Mses. Baldwin, Chadwick, and Pressler and

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Messrs. Earley, Boyer, and Kenny as Chairpersons of Committees of the Board, each receives an additional annual retainer of $25,000, $30,000, $65,000, $25,000, $30,000, and $25,000, respectively; (iv) $10,000 per attendance at any of the regularly scheduled meetings (four (4) quarterly meetings, two (2) auxiliary meetings, and two (2) annual contract review meetings); and (v) out-of-pocket expenses. The Board at its discretion may from time to time designate other special meetings as subject to an attendance fee in the amount of $5,000 and $2,500 for special telephonic meetings.

The pro rata share paid by each Portfolio is based on each Portfolio’s average net assets as a percentage of the average net assets of all the funds managed by the Adviser or its affiliate, ING Investments, LLC for which the Directors serve in common as Directors.

Future Compensation Payment

Each non-interested Director who was a Director on or before May 9, 2007, and who will have served as a non-interested Director for five or more years for one or more ING Funds is entitled to a future payment (“Future Payment”), if such Director:  (i) retires in accordance with the Board’s retirement policy; (ii) dies; or (iii) becomes disabled.  The Future Payment shall be made promptly to, as applicable, the Director or the Director’s estate, in an amount equal to two times the annual compensation payable to such Director, as in effect at the time of his or her retirement, death or disability if the Director had served as Director for at least five years as of May 9, 2007, or in a lesser amount calculated based on the proportion of time served by such Director (as compared to five years) as of May 9, 2007.  The annual compensation determination shall be based upon the annual Board membership retainer fee in effect at the time of that Director’s retirement, death or disability (but not any separate annual retainer fees for chairpersons of committees and of the Board), provided that the annual compensation used for this purpose shall not exceed the annual retainer fees as of May 9, 2007. This amount shall be paid by the ING Fund or ING Funds on whose Board the Director was serving at the time of his or her retirement, death or disability.  Each applicable Director may elect to receive payment of his or her benefit in a lump sum or in three substantially equal payments.

Compensation Table

The following table sets forth information provided by the Portfolios’ investment adviser regarding compensation of Directors by each Portfolio and other funds managed by the Adviser and its affiliates for the fiscal year ended December 31, 2012.  Officers of the Company and Directors who are interested persons of the Company do not receive any compensation from the Company or any other funds managed by the Adviser or its affiliates.

Name of Person, Position	ING Fidelity ® VIP Contrafund® Portfolio	ING Fidelity® VIP Equity- Income Portfolio	ING Fidelity® VIP Mid Cap Portfolio	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Registrant and Fund Complex Paid to Directors(1)(2)
Colleen D. Baldwin Director	$1,349	$73	$198	N/A	N/A	$314,000
John V. Boyer(3) Director	$1,381	$75	$203	N/A	N/A	$321,500
Patricia W. Chadwick Director	$1,381	$75	$203	N/A	N/A	$321,500
Robert W. Crispin(4) Director	N/A	N/A	N/A	N/A	N/A	N/A
Peter S. Drotch Director	$1,241	$67	$182	N/A	N/A	$289,000

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Name of Person, Position	ING Fidelity ® VIP Contrafund® Portfolio	ING Fidelity® VIP Equity- Income Portfolio	ING Fidelity® VIP Mid Cap Portfolio	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Registrant and Fund Complex Paid to Directors(1)(2)
J. Michael Earley Director	$1,349	$73	$198	N/A	N/A	$314,000
Patrick W. Kenny(3) Director	$1,360	$73	$199	N/A	N/A	$316,500
Shaun P. Mathews(4) Director	N/A	N/A	N/A	N/A	N/A	N/A
Sheryl K. Pressler Director	$1,532	$83	$225	N/A	N/A	$356,500
Roger Vincent Director	$1,596	$86	$234	N/A	N/A	$371,500

(1)                                 Director compensation includes compensation paid by funds that are not discussed in the Prospectuses or SAI.

(2)                                 Represents compensation from 147 funds (total in complex as of December 31, 2012).

(3)                                 During the fiscal year ended December 31, 2012, John V. Boyer and Patrick W. Kenny deferred $20,000 and $79,125, respectively, of their compensation from the ING Fund Complex.

(4)                                 “Interested person,” as defined in the 1940 Act, of the Company because of the affiliation with ING Groep, N.V., the parent corporation of DSL, the investment adviser and the Distributor, ING Investments Distributor, LLC.  Officers and Directors who are interested persons do not receive any compensation from the Portfolios.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25 percent of the voting securities of the company. A control person may be able to take actions regarding its portfolio without the consent or approval of shareholders.   ING Life Insurance & Annuity Company may be deemed a control person of the Company in that certain of their separate accounts hold more than 25% of the shares of certain Portfolios of the Company.

Shares of the Portfolios are owned by insurance companies as depositors of Separate Accounts which are used to fund Variable Contracts, to Qualified Plans, and to investment advisers and their affiliates in connection with the creation or management of the Portfolios, and certain other investment companies.

As of April 2, 2013, Directors and Officers as a group owned less than 1% of the outstanding shares of any Portfolio.  As of April 2, 2013, to the knowledge of management, no person owned beneficially or of record more than 5% of the outstanding shares of any Portfolio, except as set forth below. Unless otherwise indicated below, the Company has no knowledge as to whether all or any portion of their shares owned of record are also owned beneficially.

Portfolio	Address	Class of Ownership	Percentage of Class	Percentage of Portfolio
ING Fidelity® VIP Contrafund®	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	ADV	100.00%	99.47%
ING Fidelity® VIP Contrafund®	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	S	99.47%	99.47%
ING Fidelity® VIP Equity Income	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N	ADV	100.00%	97.86%

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Portfolio	Address	Class of Ownership	Percentage of Class	Percentage of Portfolio
	Windsor, CT 06095
ING Fidelity® VIP Equity Income	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	S	97.87%	97.86%
ING Fidelity® VIP Mid Cap	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	ADV	100.00%	98.98%
ING Fidelity® VIP Mid Cap	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	S	98.95%	98.98%
ING Fidelity® VIP Mid Cap	Reliastar Life Insurance Company One Orange Way Windsor, CT 06095-0001	S2	100.00%	1.02%

CODE OF ETHICS

The Portfolios, the adviser and the Distributor (as principal underwriter) have adopted code of ethics (“Code of Ethics” or written supervisory procedures) in accordance with Rule 17j-1 under the 1940 Act governing personal trading by persons who manage, or who have access to trading activity by a Portfolio.  The Code of Ethics allow trades to be made in securities that may be held by a Portfolio, however, it prohibits a person from taking advantage of Portfolio trades or from acting on inside information. Personal trading is permitted by such persons subject to certain restrictions; however, they are generally required to pre-clear all security transactions with the Company’s Compliance Department and to report all transactions on a regular basis.  The sub-advisers have adopted their own Codes of Ethics to govern the personal trading activities of their personnel. Information about these Codes of Ethics may be obtained by calling the SEC’s Public Reference Room at 1-202-942-8090.  Copies of the Codes of Ethics may also be obtained on the EDGAR Database on the SEC’s Internet site at www.sec.gov.  Alternatively, this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington D.C. 20549-0102 or by electronic request at the following e-mail address:  publicinfo@sec.gov.

FMR, FMRC, FMR U.K., FMR H.K., FMR Japan, Fidelity Distributors Corporation (“FDC”), and the Master Funds have also adopted codes of ethics under Rule 17j-1 of the 1940 Act that set forth employees’ fiduciary responsibilities regarding the funds, establish procedures for personal investing, and restricts certain transactions.

PROXY VOTING PROCEDURES

When a Portfolio is a feeder in a master/feeder structure, it passes votes requested by the Master Fund to its shareholders.  This means that, if a Portfolio is solicited by the Master Fund, it will request instructions from its own shareholders, through the holders of Variable Contracts, as to the manner in which to vote its interest in the Master Fund.  Proxies for the portfolio securities of the Master Fund will be voted pursuant to the Master Fund’s proxy voting policies and procedures.  The following procedures apply only if the Portfolios are removed from the master/feeder structure.  The Board has adopted proxy voting procedures and guidelines to govern the voting of proxies relating to the Portfolios’ portfolio securities.  The Company’s proxy voting procedures delegate to the adviser the authority to vote proxies relating to portfolio securities, and provide a method for responding to potential conflicts of interest.  In delegating voting authority to the adviser, the Board has also approved the adviser’s proxy voting procedures, which

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require the adviser to vote proxies in accordance with the Company’s proxy voting procedures and guidelines.  An independent proxy voting service has been retained to assist in the voting of Portfolio proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services.  In addition, the Compliance Committee oversees the implementation of the Company’s proxy voting procedures.  A copy of the proxy voting procedures and guidelines of the Company, including the proxy voting procedures of the adviser, is attached hereto as Appendix B.  Information regarding how the Portfolios voted proxies, if any, relating to portfolio securities for the one-year period ending June 30th is available no later than August 31st of each year through ING’s website at   www.INGInvestment.com or by accessing the SEC’s EDGAR database at www.sec.gov.  Information regarding how to locate information in the SEC’s EDGAR database on how each Master Fund voted proxies relating to portfolio securities during the same period is also available by August 31st of each year through ING’s website atwww.INGInvestment.com or the SEC’s EDGAR database.

ADVISER TO THE PORTFOLIOS

The Adviser is registered with the SEC as an investment adviser. The Adviser, subject to the authority of the Board, has the overall responsibility for the management of a Portfolio’s portfolio subject to delegation of certain responsibilities to another investment adviser. The Adviser is a Delaware limited liability company that is an indirect, wholly-owned subsidiary of ING U.S., Inc. (“ING U.S.”). ING U.S. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries. As of the date of this SAI, ING U.S. is a wholly-owned subsidiary of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin with operations in more than 40 countries. The principal executive offices of ING U.S. are located at 5780 Powers Ferry Road N.S., Atlanta, GA 30327-4390 and the principal executive offices of ING Groep are located at Amstelveenseweg 500, 1081 KL, P.O. Box 810, 1000 AV Amsterdam, Netherlands.  DSL’s principal address is 1475 Dunwoody Drive, West Chester, Pennsylvania 19380.

In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including ING U.S., before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep must divest at least 25% of ING U.S. by the end of 2013, more than 50% by the end of 2014, and the remaining interest by the end of 2016 (such divestment, the “Separation Plan”).

On November 9, 2012, ING U.S. filed a Registration Statement on Form S-1 (the “Form S-1”) with the U.S. Securities and Exchange Commission (“SEC”) to register an initial public offering of ING U.S. common stock (the “IPO”). Following an IPO, ING Groep would likely continue to own a majority of the common stock of ING U.S. Subsequent to an IPO, ING Groep would likely sell its controlling ownership interest in ING U.S. over time. While the base case for the Separation Plan is the IPO, all options remain open and it is possible that ING Groep’s divestment of ING U.S. may take place by means of a sale to a single buyer or group of buyers. Notwithstanding the filing of the Form S-1, there can be no assurance that the IPO will occur.

It is anticipated that one or more of the transactions contemplated by the Separation Plan would result in the automatic termination of the existing advisory and sub-advisory agreements under which the Adviser and sub-adviser(s) provide services to the Portfolios. In order to ensure that the existing investment advisory and sub-advisory services can continue uninterrupted, the Board approved new advisory and sub-advisory agreements for the Portfolios, as applicable, in connection with the IPO. In addition, shareholders of the Portfolios approved the new investment advisory and sub-advisory agreements

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prompted by the IPO, as well as any future advisory and sub-advisory agreements prompted by the Separation Plan that are approved by the Board and whose terms are not be materially different from the current agreements. This means that shareholders may not have another opportunity to vote on a new agreement with the Adviser or an affiliated sub-adviser even if they undergo a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of ING U.S.

The Separation Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of ING U.S. and its subsidiaries, including the Adviser and affiliated entities that provide services to the Portfolios, and may cause, among other things, interruption of business operations or services, diversion of management’s attention from day-to-day operations, reduced access to capital, and loss of key employees or customers. The completion of the Separation Plan is expected to result in the Adviser’s loss of access to the resources of ING Groep, which could adversely affect its business. It is anticipated that ING U.S., as a stand-alone entity, may be a publicly held U.S. company subject to the reporting requirements of the Securities Exchange Act of 1934 as well as other U.S. government and state regulations, and subject to the risk of changing regulation.

During the time that ING Groep retains a majority interest in ING U.S., circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep by European and other authorities, may also affect ING U.S. A failure to complete the Separation Plan could create uncertainty about the nature of the relationship between ING U.S. and ING Groep, and could adversely affect ING U.S. and the Adviser and its affiliates. Currently, the Adviser and its affiliates do not anticipate that the Separation Plan will have a material adverse impact on their operations or the Portfolios and their operations.

Prior to December 31, 2006, ING Life Insurance and Annuity Company (“ILIAC”) served as the investment adviser to the Portfolios.  On November 9, 2006, the Board of Directors approved the consolidation of the investment advisory functions of ILIAC into DSL resulting in the assumption by DSL of the Investment Advisory Agreement between the Company and ILIAC.

The Adviser serves pursuant to an investment advisory agreement (“Investment Advisory Agreement”) between the Adviser and the Company, on behalf of the Portfolios.

Under the Investment Advisory Agreement and subject to the direction of the Board, the Adviser has the overall responsibility, among other things, to:  (i) select the securities to be purchased, sold or exchanged by each Portfolio, and place trades on behalf of each Portfolio, or delegate such responsibility to one or more sub-advisers; (ii) supervise all aspects of the operations of the Portfolios; (iii) obtain the services of, contract with, and provide instructions to custodians and/or sub-custodians of each Portfolio’s securities, transfer agents, dividend paying agents, pricing services and other service providers as are necessary to carry out the terms of the Investment Advisory Agreement; (iv) monitor the investment program maintained by each sub-adviser for the Portfolios and the sub-advisers’ compliance programs to ensure that the Portfolio’s assets are invested in compliance with the Sub-Advisory Agreement and the Portfolio’s investment objectives and policies as adopted by the Board and described in the most current effective amendment to the registration statement for the Portfolio, as filed with the SEC under the 1933 Act and the 1940 Act; (v) allocate Portfolio assets among the sub-advisers; (vi) review all data and financial reports prepared by each sub-adviser to assure that they are in compliance with applicable requirements and meet the provisions of applicable laws and regulations; (vii) establish and maintain regular communications with each sub-adviser to share information it obtains with each sub-adviser concerning the effect of developments and data on the investment program maintained by the sub-adviser; (viii) oversee all matters relating to the offer and sale of the Portfolios’ shares, the Company’s corporate governance, reports to the Board, contracts with all third parties on behalf of the Portfolios for services to the Portfolios, reports to regulatory authorities and compliance with all applicable rules and regulations

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affecting the Portfolios’ operations; and (ix) take other actions that appear to DSL and the Board to be necessary.

The Investment Advisory Agreement provides that the Adviser shall pay:  (i) the salaries, employment benefits and other related costs of those of its personnel engaged in providing investment advice to the Portfolio, including, without limitation, office space, office equipment, telephone and postage costs; and (ii) any fees and expenses of all Directors, officers and employees, if any, of the Company who are employees of the Adviser or an affiliated entity and any salaries and employment benefits payable to those persons.

After an initial term of two (2) years, the Investment Advisory Agreement continues in effect from year-to-year so long as such continuance is specifically approved annually by:  (i) the Board of Directors; or (ii) the vote of a “majority” (as defined in the 1940 Act) of a Company’s outstanding voting shares voting as a single class and provided that such continuance is also approved by at least a majority of the Board who are not “interested persons” (as defined in the 1940 Act) of the Company or the Adviser by a vote cast in person at a meeting called for the purpose of voting on such approval.

The Investment Advisory Agreement may be terminated as to a particular Portfolio without penalty at any time on sixty days’ written notice by:  (i) the Directors; (ii) a majority vote of the outstanding voting securities of that Portfolio; or (iii) the Adviser.  The Investment Advisory Agreement terminates automatically in the event of assignment.

Approval of Investment Advisory Agreement

For information regarding the basis for the Board’s approval of the Investment Advisory Agreement for each Portfolio, please refer to the annual shareholder report dated December 31, 2012.

Manager-of-Managers Structure

Although the Portfolios do not currently have a sub-adviser, the Adviser is authorized to hire a sub-adviser should the Portfolios change their strategies to invest directly in securities and not in the Master Funds.

The Portfolios and the Adviser have received an Exemptive Relief Order from the SEC that allows the Adviser to enter into new investment sub-advisory agreements with non-affiliated sub-advisers and to materially amend an existing sub-advisory agreement with the approval of the Board, but without shareholder approval.  This authority is subject to certain conditions, including the requirement that the Directors (including a majority of Independent Directors) of the Company must approve any new or amended sub-advisory contracts with sub-advisers.  In accordance with the exemptive order received from the SEC, an information statement describing any sub-adviser changes will be provided to shareholders (including owners of Variable Contracts whose proceeds are invested in a relevant portfolio) within 90 days of the change. The Adviser remains responsible for providing general management services to each of the Portfolios, including overall supervisory responsibility for the general management and investment of each Portfolio’s assets, and, subject to the review and approval of the Board, will among other things:  (i) set each Portfolio’s overall investment strategies; (ii) evaluate, select and recommend sub-advisers to manage all or part of a Portfolio’s assets; (iii) when appropriate, allocate and reallocate a Portfolio’s assets among multiple sub-advisers; (iv) monitor and evaluate the investment performance of sub-advisers; and (v) implement procedures that the sub-adviser believes are reasonably designed to ensure that the sub-advisers comply with the relevant Portfolio’s investment objectives, policies, and restrictions.

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Portfolios Advisory Fees

The Adviser bears the expense of providing its services. For its services, the Portfolios pay the Adviser an advisory fee, expressed as an annual rate, a monthly fee in arrears equal to the following as a percentage of the Portfolios’ average daily net assets during the month, as set out below.

Portfolio	Annual Advisory Fee
ING Fidelity® VIP Contrafund® Portfolio	If the Portfolio has not invested all or substantially all of its assets in another investment company: 0.58%
If the Portfolio invests all or substantially all of its assets in another investment company: 0.00%
ING Fidelity® VIP Equity-Income Portfolio	If the Portfolio has not invested all or substantially all of its assets in another investment company: 0.48%
If the Portfolio invests all or substantially all of its assets in another investment company: 0.00%
ING Fidelity® VIP Mid Cap Portfolio	If the Portfolio has not invested all or substantially all of its assets in another investment company: 0.58%
If the Portfolio invests all or substantially all of its assets in another investment company: 0.00%

Each Portfolio anticipates investing substantially all of its assets in another investment company i.e. a Master Fund.

Adviser to the Master Funds

FMR serves as manager to each Master Fund and to other mutual funds, including those in the Fidelity Variable Insurance Products family of funds.

Each Master Fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.

Under the terms of its management contract with each Master Fund, FMR acts as investment adviser and, subject to the supervision of the Board, has overall responsibility for directing the investments of the Master Fund in accordance with its investment objective, policies and limitations.  FMR also provides each Master Fund with all necessary office facilities and personnel for servicing the Master Fund’s investments, compensates all officers of each Master Fund and all Trustees who are “interested persons” of the trusts or of FMR, and all personnel of each Master Fund or FMR performing services relating to research, statistical and investment activities.

In addition, FMR or its affiliates, subject to the supervision of the Board, provide the management and administrative services necessary for the operation of each Master Fund.  These services include providing facilities for maintaining each Master Fund’s organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with each Master Fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each Master Fund’s records and the registration of each Master Fund’s shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for each Master Fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

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Master Funds’ Expenses

In addition to the management fee payable to FMR and the fees payable to the transfer, dividend disbursing, and shareholder servicing agent and pricing and bookkeeping agent, and the costs associated with securities lending each Master Fund or each class thereof, as applicable, pays all of its expenses that are not assumed by those parties.  Each Master Fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor, and non-interested Trustees.  Each Master Fund’s management contract further provides that the Master Fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of each Master Fund’s transfer agent agreement, the transfer agent bears these costs.  Other expenses paid by each Master Fund include interest, taxes, brokerage commissions, the Master Fund’s proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws.  Each Master Fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the Master Fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.  Each Master Fund also pays the costs related to the solicitation of Master Fund proxies from variable product owners.  As a shareholder in its corresponding Master Fund, each Portfolio indirectly pays a proportional share of the management-related expenses.

Master Funds’ Advisory Fees

For the services of FMR under the management contract, each Master Fund pays FMR a monthly management fee which has two components: a group fee rate and an individual fund fee rate.

The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts.

The following is the fee schedule for the Master Funds:

GROUP FEE RATE SCHEDULE			EFFECTIVE ANNUAL FEE RATES
Average Group Assets	Annualized Rate	Group Net Assets	Effective Annual Fee Rate
0 - $3 billion	.5200%		$1 billion	.5200%
3 - 6.4900			50.3823
6 - 9.4600			100.3512
9 - 12.4300			150.3371
12 - 15.4000			200.3284
15 - 18.3850			250.3219
18 - 21.3700			300.3163
21 - 24.3600			350.3113
24 - 30.3500			400.3067
30 - 36.3450			450.3024
36 - 42.3400			500.2982
42 - 48.3350			550.2942
48 - 66.3250			600.2904
66 - 84.3200			650.2870
84 - 102.3150			700.2838
102 - 138.3100			750.2809
138 - 174.3050			800.2782
174 - 210.3000			850.2756
210 - 246.2950			900.2732
246 - 282.2900			950.2710

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GROUP FEE RATE SCHEDULE		EFFECTIVE ANNUAL FEE RATES
Average Group Assets	Annualized Rate	Group Net Assets	Effective Annual Fee Rate
282 - 318.2850		1,000.2689
318 - 354.2800		1,050.2669
354 - 390.2750		1,100.2649
390 - 426.2700		1,150.2631
426 - 462.2650		1,200.2614
462 - 498.2600		1,250.2597
498 - 534.2550		1,300.2581
534 - 587.2500		1,350.2566
587 - 646.2463		1,400.2551
646 - 711.2426		1,450.2536
711 - 782.2389		1,500.2523
782 - 860.2352		1,550.2510
860 - 946.2315		1,600.2497
946 - 1,041.2278		1,650.2484
1,041 - 1,145.2241		1,700.2472
1,145 - 1,260.2204		1,750.2460
1,260 - 1,386.2167		1,800.2449
1,386 - 1,525.2130		1,850.2438
1,525 - 1,677.2093		1,900.2427
1,677 - 1,845.2056		1,950.2417
Over 1,845.2019		2,000.2407

The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left.  The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left.  For example, the effective annual fee rate at $1.374 billion of group net assets — the approximate level for December 2012 - was 0.2559%, which is the weighted average of the respective fee rates for each level of group net assets up to $1.374 billion.

The individual fund fee rate for each Master Fund is set forth in the following table.  Based on the average group net assets of the funds advised by FMR for December 2012, each Master Fund’s annual management fee rate would be calculated as follows:

Master Fund	Group Fee Rate		Individual Fund Fee Rate		Management Fee Rate
VIP Contrafund® Portfolio	0.2559%	+	0.3000%	=	0.5559%
VIP Equity-Income Portfolio	0.2559%	+	0.2000%	=	0.4559%
VIP Mid Cap Portfolio	0.2559%	+	0.3000%	=	0.5559%

The following identifies the fees paid to FMR for advisory services under the management contract for the periods ended December 31, 2012, 2011, and 2010.

Master Fund	2012	2011	2010
Fidelity® VIP Contrafund®	$90,534,257	$90,471,687	$93,327,654
Fidelity® VIP Equity-Income	$25,636,897	$26,265,128	$26,340,116
Fidelity® VIP Mid Cap	$40,996,980	$42,857,053	$39,609,139

One-twelfth of the management fee rate is applied to each Master Fund’s average net assets for the month, giving a dollar amount which is the fee for that month.

For more information regarding FMR, the investment adviser to the Master Funds, see the Master Funds’ statement of additional information which is delivered together with this SAI.

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Expense Limitation Agreement

The Portfolios’ Adviser has entered into a written expense limitation agreement with each Portfolio (“Expense Limitation Agreement”) pursuant to which the Adviser has agreed to waive or limit its fees.  In connection with the Expense Limitation Agreement and certain U.S. tax requirements, the Adviser  will assume other expenses so that the total annual ordinary operating expenses of these Portfolios (which excludes interest, taxes, brokerage commissions, master fund fees and expenses, other investment-related costs, extraordinary expenses such as litigation, other expenses not incurred in the ordinary course of each Portfolio’s business, and expenses of any counsel or other persons or services retained by the Portfolios’ Independent Directors) do not exceed the limits set forth below of the Portfolios’ average daily net assets, subject to possible recoupment by the Adviser within three years:

Portfolio	Adviser Class	Service Class	Service 2 Class
ING Fidelity® VIP Contrafund® Portfolio	0.55%	0.30%	N/A
ING Fidelity® VIP Equity-Income Portfolio	0.55%	030%	N/A
ING Fidelity® VIP Mid Cap Portfolio	0.55%	0.30%	0.45%

Each Portfolio set forth above may at a later date reimburse the Adviser for advisory fees waived and other expenses assumed by the Adviser during the previous thirty-six (36) months, but only if, after such reimbursement, the Portfolio’s expense ratios do not exceed the percentages described above. The Adviser will only be reimbursed for fees waived or expenses assumed after the effective date of the Expense Limitation Agreement.

The Expense Limitation Agreement provides that the expense limitations shall continue until May 1, 2014.   The expense limitations are contractual and, after the initial term, shall renew automatically for one-year terms unless the Adviser provides written notice of termination of the Expense Limitation Agreement to the Independent Chairperson of the Board within ninety (90) days of the end of the then-current term for that Portfolio or upon termination of the Investment Advisory Agreement.  The Expense Limitation Agreement may also be terminated by the Company, without payment of any penalty, upon written notice to the Adviser at its principal place of business within ninety (90) days’ prior to the end of the then-current term for a Portfolio.

SUB-ADVISER TO THE MASTER FUNDS

On behalf of each Master Fund, FMR has entered into a sub-advisory agreement with FMR Co., Inc. (“FMRC”) pursuant to which FMRC has day-to-day responsibility for choosing investments for each Master Fund.

Under the terms of the sub-advisory agreements for each Master Fund, FMR and not the Master Funds pay FMRC’s fees.

Sub-Advisers to VIP Contrafund® Portfolio, VIP Equity-Income Portfolio, and VIP Mid Cap Portfolio - FMR U.K., FMR H.K., and FMR Japan.

On behalf of VIP Contrafund® Portfolio, VIP Equity-Income Portfolio and VIP Mid Cap Portfolio, FMR has entered into sub-advisory agreements with Fidelity Management & Research (U.K.) Inc. (“FMR U.K.”), Fidelity Management & Research (Hong Kong Limited) (“FMR H.K.”), and Fidelity Management & Research (Japan) Inc. (“FMR Japan”). Pursuant to the sub-advisory agreements, FMR may receive from the sub-advisers investment research and advice on issuers outside the United States (non-discretionary services) and FMR may grant the sub-advisers investment management authority to

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buy and sell securities if FMR believes it would be beneficial to the Master Funds (discretionary services). FMR and not the Master Funds pay the sub-advisers.

For more information regarding the sub-advisers of the Master Funds and for information regarding the Master Funds’ Portfolio Manager’s compensation, other accounts managed by the Master Funds’ Portfolio Managers and each Master Funds’ Portfolio Manager’s ownership of securities in the Portfolios, see the Master Funds’ statement of additional information which is delivered together with this SAI.

PRINCIPAL UNDERWRITER

Shares of the Portfolios are offered on a continuous basis. The Company has entered into a distribution agreement with the Distributor (“Distribution Agreement”) pursuant to which the Distributor serves as principal underwriter of the Portfolios. The Distributor’s principal offices are located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258. The Distributor is a Delaware limited liability company and is an indirect wholly-owned subsidiary of ING Groep.

On December 29, 2006, an internal reorganization was undertaken in which the distribution functions for certain ING Funds were transferred from Directed Services Inc., the predecessor to DSL, to ING Investments Distributor, LLC (formerly, ING Funds Distributor, LLC), the predecessor to the Distributor. As a result of this transfer, ING Investments Distributor, LLC assumed all contractual obligations and became the sole distributor for the Portfolios.

The Distribution Agreement may be continued from year-to-year if approved annually by the Directors or by a vote of holders of a majority of each Portfolio’s shares, and by a vote of a majority of the Independent Directors appearing in person at a meeting called for the purpose of approving such Distribution Agreement.

The Distribution Agreement terminates automatically upon assignment, and may be terminated at any time on sixty (60) days’ written notice by the Directors or the Distributor or by vote of holders of a majority of a Portfolio’s shares without the payment of any penalty.

The Distributor has agreed to use its best efforts to solicit orders for the purchase of shares of Portfolios, although it is not obligated to sell any particular amount of shares.  The Distributor shall be responsible for any costs of printing and distributing prospectuses and SAIs for prospective shareholders and such other sales literature, reports, forms, and advertisements as it elects to prepare.  The Company shall be responsible for the costs of registering the shares with the SEC and for the costs of preparing prospectuses and SAIs and such other documents as are required to maintain the registration of the shares with the SEC as well as their distribution to existing shareholders.  The Distributor does not receive compensation for providing services under the Agreement.

RULE 12B-1 PLANS AND SHAREHOLDER SERVICE PLANS

The Company has distribution plans pursuant to Rule 12b-1 under the 1940 Act (“Rule 12b-1 Plans”) applicable to Class ADV and Class S2 shares offered by the Portfolios.

The Company has shareholder service plans (“Shareholder Service Plans”) applicable to each class of shares offered by the Portfolios.

The Portfolios intend to operate the Rule 12b-1 Plans and Shareholder Service Plans in accordance with their terms and the Financial Industry Regulatory Authority (“FINRA”) rules concerning sales charges. Under the Rule 12b-1 Plans and Shareholder Service Plans, the Distributor may be entitled to payment

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each month in amounts in connection with the offering, sale, and shareholder services of the Class ADV, Class S and Class S2 shares as a percentage of each Portfolio’s average daily net assets set forth in the following table.

The following table sets forth the Distribution and Shareholder Servicing Fees for the Portfolios.

Portfolio	Class ADV	Class S	Class S2(1)
ING Fidelity® VIP Contrafund® Portfolio	0.50%	0.25%	N/A
ING Fidelity® VIP Equity-Income Portfolio	0.50%	0.25%	N/A
ING Fidelity® VIP Mid Cap Portfolio	0.50%	0.25%	0.50%

(1)                     The Distributor has contractually agreed to waive 0.10% of the distribution fee for Class S2 shares of the Portfolio, so that the actual fee paid by the Portfolio is an annual rate of 0.15%. Absent this waiver, the distribution fee is 0.25% of net assets. The expense waiver will continue through at least May 1, 2014. There is no guarantee that this waiver will continue after this date.

The Directors have classified shares of each of the Portfolios into three classes: Class ADV shares, Class S shares and Class S2 shares. Shares of each class of each portfolio represents an equal pro rata interest in a Portfolio and, generally, have identical voting, liquidation and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that:  (i) each class has a different designation; (ii) each class of shares bears any expenses attributable to that class; and (iii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to it or its distribution arrangements or service arrangements and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.  In addition, the Class ADV, Class S, and Class S2 shares have the features described below.

Each Class ADV, Class S, and Class S2 share shall vote separately on any matter submitted to shareholders that pertains to the Rule 12b-1 Plans and Shareholder Service Plans adopted for those classes, or any class expense borne by that class where required by the 1940 Act or other applicable law.

Class ADV and Class S2 Shares

Class ADV and Class S2 shares of a Portfolio are intended for distribution networks including qualified retirement plans offered through an annuity contract or custodial account, if applicable. Class ADV and Class S2 shares of a Portfolio are offered without a sales charge but are subject to a distribution fee payable pursuant to a 12b-1 Plan adopted for each of the Class ADV and Class S2 shares in the amount of 0.25% (on an annualized basis) of the respective Portfolio’s Class ADV and Class S2 shares.  The Distributor has contractually agreed to waive 0.10% of the distribution fee for Class S2 shares of the Portfolios, so that the actual fee paid by a Portfolio is an annual rate of 0.15%. Absent this waiver, the distribution fee is 0.25% of net assets. The expense waiver will continue through at least May 1, 2014. There is no guarantee that this waiver will continue after this date. The 12b-1 Plan is a compensation plan that provides for the payment of a specified fee without regard to the expenses actually incurred.  A Portfolio also may pay Service Organizations for providing distribution assistance pursuant to a Distribution Agreement under each 12b-1 Plan.  Such amounts may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Class ADV and Class S2 shares, including, but not limited to: compensation to and expenses of employees of the Distributor who engage in or support distribution of the Class ADV and Class S2 shares, including overhead and telephone expenses; printing of prospectuses and reports for other than existing shareholders; preparation, printing and distribution of sales literature and advertising materials; and compensation to Service Organizations who sell Class ADV and Class S2 shares.  The Distributor may negotiate with any such Service Organizations the services to be provided by the Service Organization to shareholders in connection with the sale of Class ADV and Class S2 shares (“Distribution Services”), and all or any portion of the

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compensation paid to the Distributor may be reallocated by the Distributor to Service Organizations who sell Class ADV and Class S2 shares.

Expenses assessed to the Class ADV and Class S2 shares are borne exclusively by the Class ADV and Class S2 shares pursuant to a 12b-1 Plan adopted for those classes, and expenses assessed pursuant to Shareholder Servicing Plans are borne by the Class ADV, Class S and Class S2 shares, respectively.  Any other incremental expenses identified from time to time will be properly allocated to one class as long as any changes in expense allocations are reviewed and approved by a vote of the Board, including a majority of the non-interested directors.  The Class ADV and Class S2 shares shall vote separately on any matter submitted to shareholders that pertains to the Rule 12b-1 Plan adopted for that class, or any class expense borne by that class where required by the 1940 Act or other applicable law.

Class S Shares

Class S shares of a Portfolio are intended for distribution network, including qualified retirement plans offered through an annuity contract or custodial account, if applicable. Class S shares of a Portfolio are offered without a sales charge but are subject to a shareholder servicing fee payable to securities dealers, brokers, financial institutions or other industry professionals (individually a “Service Organization” and collectively “Service Organizations”) for providing administrative services to shareholders pursuant to the Shareholder Servicing Plan adopted for the Class S shares which shall not initially exceed 0.25% (on an annual basis) of the average daily NAV of the respective Portfolio’s Class S shares held by customers of such Service Organizations.

Shareholder Servicing Fee

Class ADV and Class S2 shares of a Portfolio are further subject to a shareholder servicing fee payable to Service Organizations for providing administrative services to shareholders pursuant to the Shareholder Servicing Plan adopted for Class ADV and Class S2 shares which shall not initially exceed 0.25% (on an annual basis) of the average daily NAV of the respective Portfolio’s Class ADV and Class S2 shares held by customers of such Service Organizations.

Shareholders of the Class ADV and Class S2 shares of each Portfolio are generally entitled to exchange those shares at NAV for Class ADV and Class S2 shares of other Portfolios that offer Class ADV and Class S2 shares.  Shareholders of the Class ADV and Class S2 shares continue to be subject to the Rule 12b-1 Plan fee applicable to Class ADV and Class S2 shares after the exchange.  Shareholders of Class S shares of each Portfolio are generally entitled to exchange those shares at NAV for Class S shares of other Portfolios that offer Class S shares.

The shares may be issued in series or portfolios having separate assets and separate investment objectives and policies.  Upon liquidation of a Portfolio, its shareholders are entitled to share pro rata in the net assets of that portfolio available for distribution to shareholders.

The tables below reflect the shareholder servicing and 12b-1 fees paid by each Portfolio for the fiscal years ended December 31, 2012, 2011, and 2010:

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	Fee Paid Out (in dollars)
	for Shareholder Servicing and 12b-1 Fees
Portfolio	2012	2011	2010
ING Fidelity® VIP Contrafund®
Class ADV	$23,186	$21,239	$19,524
Class S	$823,989	$868,518	$812,404
ING Fidelity® VIP Equity-Income
Class ADV	$1,742	$2,355	$2,448
Class S	$44,156	$53,336	$73,705
ING Fidelity® VIP Mid Cap
Class ADV	$9,647	$14,280	$13,666
Class S	$116,870	$160,980	$164,530
Class S2	$21	$20	$16

Total distribution expenses incurred by the Distributor for the costs of promotion and distribution with respect to each class of shares for the Portfolios for the fiscal period ended December 31, 2012 were as follows:

Portfolio	Class ADV	Class S	Class S2

ING Fidelity® VIP Contrafund®
Advertising	$0	$0	—
Printing	$0	$0	—
Salaries & Commissions	$0	$0	—
Broker Servicing	$23,186	$823,989	—
Miscellaneous	$0	$0	—
Total	$23,186	$823,989	—

ING Fidelity® VIP Equity-Income
Advertising	$0	$0	—
Printing	$0	$0	—
Salaries & Commissions	$0	$0	—
Broker Servicing	$1,742	$44,156	—
Miscellaneous	$0	$0	—
Total	$1,742	$44,156	—

ING Fidelity® VIP Mid Cap
Advertising	$0	$0	$0
Printing	$0	$0	$0
Salaries & Commissions	$0	$0	$0
Broker Servicing	$9,647	$116,870	$16
Miscellaneous	$0	$0	$0
Total	$9,647	$116,870	$16

RULE 12B-1 PLANS OF THE MASTER FUNDS

Each Master Fund has entered into a distribution agreement with Fidelity Distributors Corporation (“FDC”), an affiliate of FMR.  The principal business address of FDC is 82 Devonshire Street, Boston, Massachusetts 02109.  FDC is a broker-dealer registered under the Securities Exchange Act of 1934 (“1934 Act”) and a member of the Financial Industry Regulatory Authority (“FINRA”).  The distribution agreements call for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the Master Funds, which are continuously offered at NAV.  Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

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The Trustees of the Master Funds have approved Distribution and Service Plans on behalf of Service Class 2 shares of each Master Fund (“Plans”) pursuant to Rule 12b-1 under the 1940 Act (“Rule”).  The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule.  The Plans, as approved by the Trustees, allow Service Class 2 shares and FMR to incur certain expenses that might be considered to constitute direct or indirect payment by the Master Funds of distribution expenses.

Under each Plan, if the payment of management fees by the Master Fund to FMR is deemed to be indirect financing by the Master Fund of the distribution of its shares, such payment is authorized by each Plan.  Each Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of Service Class 2 shares and/or support services that benefit variable product owners, including payments of significant amounts made to intermediaries that provide those services.  Currently, the Board has authorized such payments for Service Class 2 shares.

Prior to approving each Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit Service Class 2 of the Master Fund and variable product owners.  To the extent that each Plan gives FMR and FDC greater flexibility in connection with the distribution of Service Class 2 shares, additional sales of Service Class 2 shares or stabilization of cash flows may result.  Furthermore, certain support services that benefit variable product owners may be provided more effectively under the Plans by insurance companies and their affiliates with whom variable product owners have other relationships.

Each Service Class 2 Plan does not provide for specific payments by Service Class 2 of any of the expenses of FDC, or obligate FDC or FMR to perform any specific type or level of distribution activities or incur any specific level of expense in connection with distribution activities.

Each Master Fund may execute portfolio transactions with, and purchase securities issued by, depository institutions that receive payments under the Plans. No preference for the instruments of such depository institutions will be shown in the selection of investments.

FDC may compensate intermediaries that satisfy certain criteria established from time to time by FDC relating to the level or type of services provided by the intermediary, the sale or expected sale of significant amounts of shares, or other factors.

The following identifies the distribution fees paid to FDC under the Plans for the fiscal periods ended December 31, 2012, 2011, and 2010:

Master Fund	2012	2011	2010
Fidelity® VIP Contrafund®	$20,662,009	$20,028,048	$18,246,088
Fidelity® VIP Equity-Income	$4,301,070	$4,294,813	$3,821,620
Fidelity® VIP Mid Cap	$13,819,798	$14,110,847	$12,370,338

For additional information regarding the Master Fund Plans, see the Master Funds’ prospectus and statement of additional information which are delivered along with this SAI.

EXPENSES

A Portfolio’s assets may decrease or increase within the Portfolio’s fiscal year and the Portfolio’s

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operating expense ratios may correspondingly increase or decrease.

In addition to the management fee and other fees described previously, the Portfolios pay other expenses, such as legal, audit, transfer agency and custodian out-of-pocket fees, proxy solicitation costs, and the compensation of Directors who are not affiliated with the Adviser.  Certain expenses of the Portfolios are generally allocated to the Portfolios, and each class of the Portfolios, in proportion to its pro rata average net assets; provided that expenses that are specific to a class of the Portfolios may be charged directly to that class in accordance with the Company’s Amended and Restated Multiple Class Plan pursuant to Rule 18f-3.  The Rule 12b-1 Plan fees for each class of shares are charged proportionately only to the outstanding shares of that class.

ADMINISTRATOR

The Administrator serves as administrator for the Portfolios pursuant to an administration agreement with the Company (“Administration Agreement”). The Administrator is an affiliate of the Adviser and an indirect wholly owned subsidiary of ING Groep.  The Administrator’s primary address is 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258.  Subject to the supervision of the Board, the Administrator provides the overall business management and administrative services necessary to the proper conduct of the Portfolios’ business, except for those services performed by the Adviser under the Investment Advisory Agreement, the custodian under the Custodian Agreement, the transfer agent under the Transfer Agency Agreement, and such other service providers as may be retained by the Portfolios from time to time.  According to the Administration Agreement, the Administrator will pay all expenses incurred by it in connection with its activities, except such expenses as are assumed by the Company under this Agreement including, without limitation, the expenses of software licensing and similar products used in the preparation of registration statements including prospectuses and statements of additional information, shareholder reports and notices, proxy materials, and other documents filed with the governmental agencies.  The Administrator acts as a liaison among these service providers to the Portfolios.  The Administrator is also responsible for ensuring that the Portfolios operate in compliance with applicable legal requirements and for monitoring that each Portfolio is in compliance with requirements under applicable law and with the investment policies and restrictions of the Portfolio.

The Administration Agreement will remain in effect from year-to-year if approved annually by a majority of the Directors.  It may be terminated by either party on sixty days’ written notice.  The Administrative Services Agreement may be cancelled by the Board of the Company on behalf of a Portfolio, without payment of any penalty, by a vote of a majority of the Directors upon sixty (60) days’ written notice to the Administrator, or by the Administrator at any time, without the payment of any penalty upon sixty (60) days’ written notice to the Company.

Administration Fee

The Administrator receives a monthly fee from each Portfolio at an annual rate based on the average daily net assets of each Portfolio.  Effective April 30, 2012, the fee is computed daily and payable monthly at an annual rate of 0.10% of each Portfolio’s average daily net assets.  Through April 30, 2012, the fee rate was computed daily and payable monthly at an annual rate of 0.05% of each Portfolio’s average daily net assets if the Portfolio invests substantially all of its assets in another investment company.

Total Administration Fees Paid

For the fiscal years ended December 31, 2012, 2011, and 2010, each Portfolio paid fees to the Administrator for administrative services in the amounts set forth below.

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Portfolio(1)	2012	2011	2010
ING Fidelity® VIP Contrafund®	$277,672	$175,835	$164,439
ING Fidelity® VIP Equity-Income	$14,879	$10,905	$14,990
ING Fidelity® VIP Mid Cap	$39,707	$33,627	$34,277

(1)         Effective April 30, 2012, each Portfolio changed its fee structure from a “bundled” administration fee arrangement paying the Administrator a fee of 0.05% of the Portfolio’s average daily net assets (if the Portfolio invested substantially all its assets in another investment company) for administrative services that covered many of the ordinary services needed for operation of the Portfolio to paying the Administrator an annual rate of 0.10% of each Portfolio’s average daily net assets under a “traditional” fee structure for administrative types of services. The amounts shown as paid by each Portfolio to the Administrator for the fiscal years ended December 31, 2011 and 2010 are based upon a fee of 0.05% of the Portfolio’s average daily net assets (if the Portfolio invested substantially all its assets in another investment company) under the “bundled” administration fee arrangement.

OTHER SERVICE PROVIDERS

Custodian

The Bank of New York Mellon, One Wall Street, New York, New York, 10286, serves as custodian of the assets of the Portfolios. The Bank of New York Mellon takes no part in the decisions relating to the purchase or sale of a Portfolio’s portfolio securities.

Independent Registered Public Accounting Firm

KPMG LLP serves as the independent registered public accounting firm for the Portfolios.  KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of SEC filings.  KPMG LLP is located at Two Financial Center, 60 South Street, Boston, Massachusetts 02111.

Legal Counsel

Dechert LLP, 1900 K Street, NW, Washington, D.C. 20006, will pass upon legal matters for the Portfolios in connection with the offering of their shares.

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc. (“Transfer Agent”), 301 Bellevue Parkway, Wilmington, Delaware 19809 serves as the Transfer Agent and dividend-paying agent for the Portfolios.

PORTFOLIO TRANSACTIONS

The brokerage commissions for each of the Portfolios are paid at each Portfolio’s Master Fund level.  For information regarding portfolio brokerage of each Master Fund, see the Master Funds’ statement of additional information which is delivered together with this SAI.

The following procedures apply only if the Portfolios are removed from the master/feeder structure.

The Adviser for each Portfolio places orders for the purchase and sale of investment securities for the Fund, pursuant to authority granted in the relevant Investment Advisory Agreement.  Subject to policies and procedures approved by the Company’s Board, the Adviser has discretion to make decisions relating to placing these orders, including, where applicable, selecting the brokers or dealers that will execute the purchase and sale of investment securities, negotiating the commission or other compensation paid to the

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broker or dealer executing the trade, or using an electronic communications network (“ECN”) or alternative trading system (“ATS”).

How Securities Transactions are Effected

Purchases and sales of securities on a securities exchange (which include most equity securities) are effected through brokers who charge a commission for their services.  In transactions on securities exchanges in the United States, these commissions are negotiated, while on many foreign securities exchanges commissions are fixed.  Securities traded in the over-the-counter markets (such as debt instruments and some equity securities) are generally traded on a “net” basis with market makers acting as dealers; in these transactions, the dealers act as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer.  Transactions in certain over-the-counter securities also may be effected on an agency basis, when, in the Adviser’s opinion, the total price paid (including commission) is equal to or better than the best total price available from a market maker.  In underwritten offerings, securities are usually purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount.  On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.  The Adviser may also place trades using an ECN or ATS.

How the Adviser Selects Broker-Dealers

The Adviser has a duty to seek to obtain best execution of each Portfolio’s orders, taking into consideration a full range of factors designed to produce the most favorable overall terms reasonably available under the circumstances.  In selecting brokers and dealers to execute trades, the Adviser may consider both the characteristics of the trade and the full range and quality of the brokerage services available from eligible broker dealers.  This consideration often involves qualitative as well as quantitative judgments.  Factors relevant to the nature of the trade may include, among others, price  (including the applicable brokerage commission or dollar spread), the size of the order, the nature and characteristics (including liquidity) of the market for the security, the difficulty of execution, the timing of the order, potential market impact, and the need for confidentiality, speed, and certainty of execution.  Factors relevant to the  range and quality of brokerage services available from eligible brokers and dealers may include, among others, the firms’ execution, clearance, settlement, and other operational facilities; willingness and ability to commit  capital or take risk in positioning a block of securities, where necessary; special expertise in particular securities or markets; ability to provide liquidity, speed and anonymity; the nature and quality of other brokerage and research services provided to the Adviser (consistent with the “safe harbor” described below); and the firms’ general reputation, financial condition and responsiveness to the Adviser, as demonstrated in the particular transaction or other transactions.  Subject to its duty to seek best execution of each Portfolio’s orders, the Adviser may select broker-dealers that participate in commission recapture programs that have been established for the benefit of the Portfolios. Under these programs, the participating broker-dealers will return to a Portfolio (in the form of a credit to the Portfolio) a portion of the brokerage commissions paid to the broker-dealers by the Portfolio.  These credits are used to pay certain expenses of the Portfolio. These commission recapture payments benefit the Portfolios, and not the Adviser.

The Safe Harbor for Soft Dollar Practices

In selecting broker-dealers to execute a trade for a Portfolio, the Adviser may consider the nature and quality of brokerage and research services provided to the Adviser as a factor in evaluating the most favorable overall terms reasonably available under the circumstances.  As permitted by Section 28(e) of the 1934 Act, the Adviser may cause a Portfolio to pay a broker-dealer a commission for effecting a

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securities transaction for a Portfolio that is in excess of the commission which another broker-dealer would have charged for effecting the transaction, if the Adviser makes a good faith determination that the broker’s commission paid by the Portfolio is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer, viewed in terms of either the particular transaction or the Adviser’s overall responsibilities to the Portfolio and its other investment advisory clients.  The practice of using a portion of a Portfolio’s commission dollars to pay for brokerage and research services provided to the Adviser is sometimes referred to as “soft dollars.”  Section 28(e) is sometimes referred to as a “safe harbor,” because it permits this practice, subject to a number of restrictions, including the Adviser’s compliance with certain procedural requirements and limitations on the type of brokerage and research services that qualify for the safe harbor.

Brokerage and Research Products and Services Under the Safe Harbor — Research products and services may include, but are not limited to, general economic, political, business  and market information and reviews, industry and company information and reviews, evaluations of securities and recommendations as to the purchase and sale of securities, financial data on a company or companies, performance and risk measuring services and analysis, stock price quotation services, computerized historical financial databases and related software, credit rating services, analysis of corporate responsibility issues, brokerage analysts’ earning estimates, computerized links to current market data, software dedicated to research, and portfolio modeling. Research services may be provided in the form of reports, computer-generated data feeds and other services, telephone contacts, and personal meetings with securities analysts, as well as in the form of meetings arranged with corporate officers and industry spokespersons, economists, academics and governmental representatives.  Brokerage products and services assist in the execution, clearance and settlement of securities transactions, as well as functions incidental thereto, including but not limited to related communication and connectivity services and equipment, and software related to order routing, market access, algorithmic trading, and other trading activities.   On occasion, a broker-dealer may furnish the Adviser with a service that has a mixed use (that is, the service is used both for brokerage and research activities that are within the safe harbor and for other activities).  In this case, the Adviser is required to reasonably allocate the cost of the service, so that any portion of the service that does not qualify for the safe harbor is paid for by the Adviser from its own funds, and not by portfolio commissions paid by a Portfolio.

Benefits to the Adviser - Research products and services provided to the Adviser by broker-dealers that effect securities transactions for a Portfolio may be used by the Adviser in servicing all of its accounts.  Accordingly, not all of these services may be used by the Adviser in connection with that Portfolio or any of the Portfolios.  Some of these products and services are also available to the Adviser for cash, and some do not have an explicit cost or determinable value.  The research received does not reduce the advisory fees payable to the Adviser for services provided to the Portfolio.  The Adviser’s expenses would likely increase if the Adviser had to generate these research products and services through its own efforts, or if it paid for these products or services itself.

Broker-Dealers that are Affiliated with the Adviser

Portfolio transactions may be executed by brokers affiliated with ING Groep or ING Investments, so long as the commission paid to the affiliated broker is reasonable and fair compared to the commission that would be charged by an unaffiliated broker in a comparable transaction.

Prohibition on Use of Brokerage Commissions for Sales or Promotional Activities

The placement of portfolio brokerage with broker-dealers who have sold shares of a Portfolio is subject to rules adopted by the SEC and FINRA.  Under these rules, the Adviser may not consider a broker’s promotional or sales efforts on behalf of any Portfolio when selecting a broker-dealer for a Portfolio’s

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portfolio transactions, and neither the Portfolios nor the Adviser may enter into an agreement under which a Portfolio directs brokerage transactions (or revenue generated from such transactions) to a broker dealer to pay for distribution of Portfolio shares.  The Portfolios have adopted policies and procedures, approved by the Board, that are designed to attain compliance with these prohibitions.

Principal Trades and Research

Purchases of securities for a Portfolio also may be made directly from issuers or from underwriters. Purchase and sale transactions may be effected through dealers which specialize in the types of securities which the Portfolio will be holding. Dealers and underwriters usually act as principals for their own account. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter which has provided such research or other services as mentioned above.

More Information about trading in Debt Instruments

Purchases and sales of debt instruments will usually be principal transactions. Such securities often will be purchased or sold from or to dealers serving as market makers for the securities at a net price. Each Portfolio may also purchase such securities in underwritten offerings and will, on occasion, purchase securities directly from the issuer. Generally, debt instruments are traded on a net basis and do not involve brokerage commissions. The cost of executing debt instruments transactions consists primarily of dealer spreads and underwriting commissions.

In purchasing and selling debt instruments, it is the policy of each Portfolio to obtain the best results, while taking into account the dealer’s general execution and operational facilities, the type of transaction involved and other factors, such as the dealer’s risk in positioning the securities involved. While the Adviser generally seeks reasonably competitive spreads or commissions, the Portfolios will not necessarily pay the lowest spread or commission available.

Transition Management

Changes in Adviser and investment personnel and reorganizations of Portfolios may result in the sale of a significant portion or even all of a Portfolio’s portfolio securities.  This type of change generally will increase trading costs and the portfolio turnover for the affected Portfolio.  The Portfolio or the Adviser may engage a broker-dealer to provide transition management services in connection with a change in adviser or a reorganization or other changes.

Allocation of Trades

Some securities considered for investment by a Portfolio may also be appropriate for other clients served by that Portfolio’s Adviser. If the purchase or sale of securities consistent with the investment policies of a Portfolio and one or more of these other clients is considered at or about the same time, transactions in such securities will be placed on an aggregate basis and allocated among the Portfolio and such other clients in a manner deemed fair and equitable, over time, by the Adviser and consistent with the Adviser’s written policies and procedures.  The Adviser may use different methods of allocating the results aggregated trades.  The Adviser’s relevant policies and procedures and the results of aggregated trades in which a Portfolio participated are subject to periodic review by the Board.  To the extent any of the Portfolios seek to acquire (or dispose of) the same security at the same time, one or more of the Portfolios may not be able to acquire (or dispose of) as large a position in such security as it desires, or it may have to pay a higher (or receive a lower) price for such security. It is recognized that in some cases, this system

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could have a detrimental effect on the price or value of the security insofar as the Portfolio is concerned.  However, over time, a Portfolio’s ability to participate in aggregate trades is expected to provide better execution for the Portfolio.

Cross-Transactions

The Board has adopted a policy allowing trades to be made between affiliated registered investment companies or series thereof provided they meet the conditions of Rule 17a-7 under the 1940 Act.

BROKERAGE AND RESEARCH SERVICES

For information regarding portfolio brokerage of each Master Fund, see the Master Funds’ statement of additional information which is delivered together with this SAI.

FUND PARTICIPATION AGREEMENT

The Company, on behalf of the Portfolios, has entered into a Fund Participation Agreement that governs the relationship between the Portfolios and the insurance company separate accounts that will offer the Portfolios as investment options for eligible variable life insurance policies and variable insurance contracts.  The Fund Participation Agreement addresses, among other things, the provision of certain services to contract owners, the allocation of certain marketing- and service-related expenses and the provision and accuracy of offering materials.  The Master Series, an open-end management investment company that is a business trust organized under the laws of the Commonwealth of Massachusetts, has received a “Mixed and Shared Funding Order” from the SEC granting relief from certain provisions of the 1940 Act and the rules thereunder to the extent necessary to permit shares of the Master Funds to be sold to variable annuity and life insurance separate accounts of unaffiliated insurance companies.

Under the terms of the Fund Participation Agreements, the Master Series reserves the right to suspend or terminate sales of shares of the Master Funds to the Portfolios if such action is required by law, or if the Board of Trustees of the Master Series, while exercising its independent judgment and acting in good faith and in light of its fiduciary duties under federal law and any applicable state laws, deems it necessary, appropriate and in the best interests of the Master Series and its shareholders or in response to the order of an appropriate regulatory authority.  In addition, the Company reserves the right to terminate purchases of shares of the Master Funds by the Company and the Portfolios if such action is required bylaw, or if the Board, while exercising its independent judgment and acting in good faith and in light of its fiduciary duties under federal law and any applicable state laws, deems it necessary, appropriate regulatory authority.

PURCHASE AND REDEMPTION OF SHARES

Purchase of Shares

Shares of a Portfolio may be offered for purchase by Separate Accounts of insurance companies to serve as an investment medium for the Variable Contracts issued by the insurance companies, as permitted under the federal tax rules relating to the Portfolios serving as investment mediums for Variable Contracts.  Shares of the Portfolios are sold to insurance company Separate Accounts funding both VA Contracts and VLI Contracts and may be sold to insurance companies that are not affiliated.  The Company currently does not foresee any disadvantages to Variable Contract owners or other investors arising from offering the Company’s shares to Separate Accounts of unaffiliated insurers; however, due to differences in tax treatment or other considerations, it is theoretically possible that the interests of owners of Various Contracts participating in the Company might at some time be in conflict.  However, the

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Board and insurance companies whose Separate Accounts invest in the Company are required to monitor events in order to identify any material conflicts between VA Contract owners and VLI Contract owners, and between Separate Accounts of unaffiliated insurers.  The Board will determine what action, if any, should be taken in the event of such a conflict.  If such a conflict were to occur, in one or more insurance company Separate Accounts might withdraw their investment in the Company.  This might force the Company to sell securities at disadvantageous prices.

If you invest in a Portfolio through a financial intermediary, you may be charged a commission or transaction fee by the financial intermediary for the purchase and sale of the Portfolio’s shares.

Shares of each Portfolio are sold at their respective NAVs (without a sales charge) next computed after receipt of a purchase order by an insurance company whose separate account invests in the Company.

Redemption of Shares

Shares of any Portfolio may be redeemed on any business day.  Redemptions are effected at the per share NAV next determined after receipt of the redemption request by an insurance company whose Separate Account invests in the Portfolio. Redemption proceeds normally will be paid within seven days following receipt of instructions in proper form.  The right of redemption may be suspended by the Company or the payment date postponed beyond seven days when the NYSE is closed (other than customary weekend and holiday closings) or for any period during which trading thereon is restricted because an emergency exists, as determined by the SEC, making disposal of portfolio securities or valuation of net assets not reasonably practicable, and whenever the SEC has by order permitted such suspension or postponement for the protection of shareholders.  If the Board should determine that it would be detrimental to the best interests of the remaining shareholders of a Portfolio to make payment wholly or partly in cash, the Portfolio may pay the redemption price in whole or part by a distribution in kind of securities from the portfolio of the Portfolio, in lieu of cash, in conformity with applicable rules of the SEC.  If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash.

If you invest in a Portfolio through a financial intermediary, you may be charged a commission or transaction fee by the financial intermediary for the purchase and sale of the Portfolio’s shares.

Exchanges

Shares of each Portfolio may be exchanged for shares of another Portfolio of the same class.  Exchanges are treated as a redemption of shares of one Portfolio and a purchase of shares of one or more of the other portfolios and are effected at the respective NAVs per share of each Portfolio on the date of the exchange.  The Company reserves the right to modify or discontinue its exchange privilege at any time without notice.

Variable Contract owners do not deal directly with the Company with respect to the purchase, redemption, or exchange of shares of a Portfolio, and should refer to the prospectus for the applicable Variable Contract for information on allocation of premiums and on transfers of contract value among divisions of the pertinent insurance company Separate Account that invest in the Portfolio.

The Company reserves the right to discontinue offering shares of one or more Portfolios at any time.  In the event that a Portfolio ceases offering its shares, any investments allocated by an insurance company to such Portfolio may be invested in one or more portfolios in the ING Funds.

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NET ASSET VALUE

Determination of NAV of the Portfolios

The NAV per share for each class of each Portfolio is determined each business day as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE).  The Portfolios are open for business every day the NYSE is open.  The NYSE is closed on all weekends, all national holidays and Good Friday.  Portfolio shares will not be priced on those days.  The NAV per share of each class of each Portfolio is calculated by taking the total value of a Portfolio’s securities (consisting solely of shares of the Master Fund) attributable to that class, plus any cash or other cost (including dividends and interest accrued but not collected) attributable to that class, subtracting all liabilities (including accrued expenses) attributable to that class, and dividing the total by the number of shares of that class that are outstanding.  The NAV of the Portfolios is determined based upon the NAV of the Master Funds.

Determination of NAV of the Master Funds

Securities of each Master Fund are valued at their NAV.  For information regarding the determination of NAV of each Master Fund, see the Master Funds’ statement of additional information which is delivered together with the SAI.

TAX CONSIDERATIONS

Shares of the Portfolios may be offered to segregated asset accounts (“Separate Accounts”) of insurance companies as investment options under variable annuity contracts and variable life insurance policies (“Variable Contracts”).  Shares may also be offered to qualified pension and retirement plans (“Qualified Plans”) outside the Variable Contract and to the Portfolios’ Manager and its affiliates.  Shares will generally not be offered to other investors.

Each Portfolio that has commenced operations has qualified (any Portfolio of the Fund that has not yet commenced operations intends to qualify), and expects to continue to qualify, to be taxed as a regulated investment company (“RIC”) under the Code, as amended.  To qualify for that treatment, a Portfolio must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain, and net gains from certain foreign currency transactions) (“Distribution Requirement”) and must meet several additional requirements.  These requirements include the following:  (i) the Portfolio must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, net income derived from an interest in a qualified publicly-traded partnership, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies (“Income Requirement”); (ii) at the close of each quarter of the Portfolio’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities that, with respect to anyone issuer, do not exceed 5% of the value of the Portfolio’s total assets and that do not represent more than 10% of the outstanding voting securities of the issuer; and (iii) at the close of each quarter of the Portfolio’s taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer, of two or more issuers which a Portfolio controls which are engaged in the same or similar trades or businesses or related trade or businesses, or of one or more qualified publicly traded partnerships.  If each Portfolio qualifies as a RIC and distributes to its

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shareholders substantially all of its net income and net capital gains, then each Portfolio should have little or no income taxable to it under the Code.

Each Portfolio must comply with (and intends to also comply with) the diversification requirements imposed by section 817(h) of the Code and the regulations thereunder.  Each Portfolio intends to do so through its investment in the applicable Master Fund.  Specifically, each Portfolio intends, through its investment in the applicable Master Funds, to diversify its investments so that on the last day of the quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments.  These requirements, which are in addition to the diversification requirements mentioned above, place certain limitations on the proportion of each Portfolio’s assets that may be represented by any single investment (which includes all securities of the same issuer).  All securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are treated as a single investment.  In addition, each U.S. government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities and political subdivisions all will be considered securities issued by the same issuer.  As a safe harbor, a segregated asset account will be treated as being adequately diversified if the diversification requirements under Subchapter M of the Code are satisfied and no more than 55% of the value of the account’s total assets are cash and cash items, U.S. government securities and securities of other RICs.  In addition, a segregated asset account with respect to a VLI Contract is treated as adequately diversified to the extent of its investment in securities issued by the U.S. Treasury.

For purposes of these alternative diversification tests, a segregated asset account investing in shares of a RIC will be entitled to “look through” the RIC to its pro rata portion of the RIC’s assets, provided that the shares of such RIC are generally held only by segregated asset accounts of insurance companies and certain fund managers in connection with the creation or management of the Portfolio (a “Closed Fund”).

If the segregated asset account upon which a Variable Contract is based is not “adequately diversified” under the foregoing rules for each calendar quarter, then:  (a) the Variable Contract is not treated as a life insurance contract or annuity contract under the Code for all subsequent periods; and (b) the holders of such contract must include as ordinary income, “the income on the contract” for each taxable year.  Further, the income on a life insurance contract for all prior taxable years is treated as received or accrued during the taxable year of the policyholder in which the contract ceases to meet the definition of a “life insurance contract” under the Code.  The “income on the contract” is, generally the excess of:  (i) the sum of the increase in the net surrender value of the contract during the taxable year and the cost of the life insurance protection provided under the contract during the year; over (ii) the premiums paid under the contract during the taxable year.  In addition, if a Portfolio does not constitute a Closed Fund, the holders of the contracts and annuities which invest in the Portfolio through a segregated asset account may be treated as owners of Portfolio shares and may be subject to tax on distributions made by the Portfolio.

The U.S. Treasury Department has issued various rulings and other pronouncements addressing the circumstances in which a Variable Contract owner’s control of the investments of the Separate Account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the Separate Account.  If the contract owner is considered the owner of the securities underlying the Separate Account, income and gains produced by those securities would be included currently in the contract owner’s gross income.  The arrangements concerning these Portfolios are similar to, but different in some respects from, those described by the U.S. Treasury Department in rulings in which it was determined that Variable Contract owners were not owners of Separate Account assets.  Since you may have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that the IRS might treat you as the owner of your Variable Contract’s proportionate share of the

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assets of the Separate Account.  You should review your Variable Contract’s prospectus and statement of additional information and you should consult your own tax advisor as to the possible application of the “investor control” doctrine to you.

If a Portfolio or Master Fund fails to qualify to be taxed as a RIC, the Portfolio will be subject to federal, and possibly state, corporate taxes on its taxable income and gains (without any deduction for its distributions to its shareholders) and distributions to its shareholders will constitute ordinary income to the extent of such Portfolio’s available earnings and profits.  Owners of Variable Contracts which have invested in such a Portfolio might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.  In addition, if a Portfolio or Master Fund failed to comply with the diversification requirements of section 817(h) of the Code and the regulations thereunder, owners of Variable Contracts which have invested in the Portfolio could be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral.  For additional information concerning the consequences of failure to meet the requirements of section 817(h), see the prospectuses for the Variable Contracts.

Generally, a RIC must distribute substantially all of its ordinary income and capital gains in accordance with a calendar year distribution requirement in order to avoid a nondeductible 4% excise tax.  However, the excise tax does not apply when a Portfolio’s only shareholders are segregated asset accounts of life insurance companies held in connection with Variable Contracts.  To avoid the excise tax, each Portfolio that does not qualify for this exemption intends to make its distributions in accordance with the calendar year distribution requirement.

The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the income received in connection therewith by the Portfolios.  Income from the disposition of foreign currencies (except certain gains therefrom that may be excluded by future regulations); and income from transactions in options, futures, and forward contracts derived by a Master Fund with respect to its business of investing in securities or foreign currencies, are expected to qualify as permissible income under the Income Requirement.

Foreign Investments - Master Funds investing in foreign securities or currencies may be required to pay withholding, income or other taxes to foreign governments or U.S. possessions.  Foreign tax withholding from dividends and interest, if any, is generally at a rate between 10% and 35%. The investment yield of any Portfolio that invests in such Master Funds is reduced by these foreign taxes.  Owners of Variable Contracts investing in such Portfolios bear the cost of any foreign taxes but will not be able to claim a foreign tax credit or deduction for these foreign taxes.  Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and foreign countries generally do not impose taxes on capital gains in respect of investments by foreign investors.

A “passive foreign investment company” (“PFIC”) is a foreign corporation that, in general, meets either of the following tests:  (i) at least 75% of its gross income is passive; or (ii) an average of at least 50% of its assets produce, or are held for the production of, passive income.  A Portfolio investing in a Master Fund holding securities of PFICs may be subject to U.S. federal income taxes and interest charges, which would reduce the investment yield of a Portfolio making such investments.  Owners of Variable Contracts investing in such Portfolios would bear the cost of these taxes and interest charges. In certain cases, a Master Fund may be eligible to make certain elections with respect to securities of PFICs which could reduce taxes and interest charges payable by the Master Fund.

The foregoing is only a general summary of some of the applicable provisions of the Code and U.S. Treasury Regulations now in effect as currently interpreted by the courts and the IRS.  The Code and the

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Regulations, as well as the current interpretations thereof, may change at any time.  No attempt is made to present a complete explanation of the federal tax treatment of each Portfolio’s activities, and this discussion and the discussion in the prospectus and/or statements of additional information for the Variable Contracts are not intended as a substitute for careful tax planning.  Accordingly, potential investors are urged to consult their own tax advisors for more detailed information and for information regarding any state, local or foreign taxes applicable to the Variable Contracts and the holders thereof.

Capital Loss Carryforwards

Pursuant to recently enacted legislation, net capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward without expiration. Net capital losses incurred in taxable years beginning on or before December 22, 2010 can be carried forward for eight taxable years.  The following table sets forth the capital loss carryforwards as of December 31, 2012:

Portfolio		Amount	Expiration Dates
ING Fidelity® VIP Contrafund®		$(895,347)	2016
		$(13,374,108)	2017
		$(57,457,080)	2018
		$(20,815,614)	None
Total		$(92,542,149)*
ING Fidelity® VIP Equity-Income		$(4,401,655)	2017
		$(5,708,489)	2018
		$(2,586,119)	None
Total		$(12,696,263)
ING Fidelity® VIP Mid Cap	Total	$(1,746,413)	2018

*Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code.

CALCULATION OF PERFORMANCE DATA

From time to time, the Portfolios may advertise their average annual total return over various periods of time.  In the case of Variable Contracts, performance information for a Portfolio will not be advertised or included in sales literature unless accompanied by comparable performance information for the separate account to which the Portfolio offers its shares.

Average Annual Total Return Quotations

Quotations of average annual total return for a Portfolio will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Portfolio over certain periods that will include periods of one, five and ten years (or, if less, up to the life of a Portfolio), calculated pursuant to the following formula: P (1 + T)^n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period).  Quotations of total return may also be shown for other periods.  All total return figures reflect the deduction of a proportional share of Portfolio expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.

The following is the average annual total return for the periods indicated ended December 31, 2012 for each Portfolio of the Company.  Each Portfolio’s past performance is no guarantee of future results.

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	1 Year	5 Years	Since Inception of Portfolios(1)	Date of Inception
ING Fidelity® VIP Contrafund® Portfolio
Class ADV	15.46%	(0.06)%	5.50%	11/15/04
Class S	15.82%	0.20%	5.78%	11/15/04

ING Fidelity® VIP Equity-Income Portfolio
Class ADV	16.47%	(0.42)%	2.95%	11/15/04
Class S	16.68%	(0.19)%	3.24%	11/15/04

ING Fidelity® VIP Mid Cap Portfolio
Class ADV	13.94%	1.53%	6.85%	11/15/04
Class S	14.22%	1.77%	7.12%	11/15/04
Class S (adjusted for Class S2)	14.07%	1.62%	6.97%	11/15/04
Class S2	13.94%	N/A	13.91%	05/28/09

(1)                   On May 5, 2006, all outstanding shares of Class ADV were fully redeemed.  On October 30, 2006, Class ADV re-commenced operations.    The returns for Class ADV include the performance of Class S, adjusted to reflect the higher expenses of Class ADV, for the period from May 6, 2006 to October 29, 2006.

Each Portfolio may be categorized as to its market capitalization make-up (“large-cap,” “mid-cap”, or “small-cap”) with regard to the market capitalization of the issuers whose securities it holds.  A Portfolio average or median market capitalization may also be cited.  Certain other statistical measurements may be used to provide measures of a Portfolio’s characteristics.  Some of these statistical measures include without limitation: median or average P/E ratios, duration, and beta.  Median and average P/E ratios are measures describing the relationship between the price of a Portfolio’s various securities and their earnings per share.  Duration is a weighted-average term-to-maturity of the bond’s cash flows, the weights being present value of each cash flow as a percentage of the bond’s full price.

Beta is a historical measure of a portfolio’s market risk; a Beta of 1.10 indicates that a Feeder’s Portfolio’s returns tended to be 10% higher than the market return during periods in which market returns were positive.   The converse is also true:  a Beta of 0.90 indicates that the Portfolio’s returns tended to be 10% lower than the market return during periods in which market returns were negative.

Performance information for a Portfolio may be compared, in advertisements, sales literature, and reports to shareholders to:  (i) the S&P 500® Index, the S&P 1500 Supercomposite Healthcare Sector Index, the S&P/Barra Value Index, the S&P MidCap 400 Index, the S&P Small Cap 600 Index, the Dow Jones Industrial Average (“DJIA”), the Goldman Sachs Internet Index, the Barclays Capital Government Bond Index (formerly, the Lehman Brothers® Government Bond Index), the Barclays Capital U.S. Government/Credit Bond Index (formerly, the Lehman Brothers® U.S. Government/Credit Bond Index), the Barclays Capital U.S. Aggregate Bond Index (formerly, the Lehman Brothers U.S. Aggregate Bond Index®), the Barclays Capital Government/Credit Bond 1-3 Year Index (formerly, the Lehman Brothers® Government/Credit Bond 1-3 Year Index), the iMoneyNet First Tier Retail Index, the Merrill Lynch High Yield Cash Pay Index, the and the Merrill Lynch U.S. High Yield BB-B Rated Index, the NASDAQ Composite Index, the MSCI EAFE® Index, the MSCI All Country World Free Index, the MSCI Emerging Markets Free Index, the MSCI World Index, the Russell Midcap® Index, the Russell Midcap® Growth Index, the Russell 1000® Index, the Russell 1000® Growth, the Russell 1000® Value, the Russell 2000® Index, the Russell 3000® Index, the Wilshire Real Estate Securities Index or other indices that measure performance of a pertinent group of securities; (ii) other groups of mutual funds tracked by Lipper Analytical Services, Inc., a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Portfolio.

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Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

Reports and promotional literature may also contain other information including:  (i) the ranking of any Portfolio derived from rankings of mutual funds or other investment products tracked by Lipper Analytical Services, Inc. or by other rating services, companies, publications, or other persons who rank mutual funds or other investment products on overall performance or other criteria; and (ii) the effect of tax deferred compounding on a Portfolio’s investment returns, or returns in general, which may by illustrated by graphs, charts, or otherwise, and which may include a comparison, at various points in time, of the return from an investment in a Portfolio (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a taxable basis.

In addition, reports and promotional literature may contain information concerning the Investment Adviser, the investment adviser of the Master Funds, or affiliates of the Company, the Investment Adviser, including:  (i) performance rankings of other mutual funds managed by the investment adviser, or the individuals employed by FMR who exercise responsibility for the day-to-day management of a Portfolio or Master Fund, including rankings of mutual funds published by Morningstar, Inc., Value Line Mutual Fund Survey, or other rating services, companies, publications, or other persons who rank mutual funds or other investment products on overall performance or other criteria; (ii) lists of clients, the number of clients, or assets under management; and (iii) information regarding services rendered by the Investment Adviser to the Company, including information related to the selection and monitoring of investment advisers.  Reports and promotional literature may also contain a description of the type of investor for whom it could be suggested that a Portfolio is intended, based upon each Portfolio’s investment objectives.

In the case of Variable Contracts, quotations of yield or total return for a Portfolio will not take into account charges and deductions against any separate accounts to which a Portfolio shares are sold or charges and deductions against the life insurance policies or annuity contracts issued by ING USA Annuity and Life Insurance Co. (“ING USA”), although comparable performance information for the separate account will take such charges into account.  Performance information for any Portfolio reflects only the performance of a hypothetical investment in a Portfolio during the particular time period on which the calculations are based.  Performance information should be considered in light of a Portfolio’s investment objective or objectives and investment policies, the characteristics and quality of the portfolios, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

GENERAL INFORMATION

Capitalization

The Company is organized as a Maryland corporation.  The Articles of Incorporation authorize the Company to issue twenty billion, six hundred million (20,600,000,000) shares of common stock with a par value of $0.001 per share. The shares are non-assessable, transferable, redeemable and do not have pre-emptive rights or cumulative voting rights. The shares may be issued as whole or fractional shares and are uncertificated. The Articles of Incorporation authorize the Directors to create and classify shares of Capital Stock into one or more classes of shares.  The Directors have classified shares of each of the Portfolios into three classes: Class ADV shares, Class S shares, and Class S2 shares.

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Voting Rights

Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote in the election of Directors (to the extent hereinafter provided) and on other matters submitted to the vote of the shareholders, however to the extent that any matter does not affect the interest of a particular Portfolio or share class, only shareholders of the affected Portfolios or share classes shall be entitled to vote.  Certain shareholders of the Portfolios are the insurance companies for their separate accounts using the Portfolios to fund VA Contracts and VLI Contracts.  The insurance company depositors of the separate accounts pass voting rights attributable to shares held for VA Contracts and VLI Contracts through to Contract owners as described in the prospectus for the applicable VA Contract or VLI Contract.

Shareholder Meetings

The Directors of the Company shall continue to hold office until the Annual Meeting of Shareholders next held after his/her election, or until his/her successor is duly elected and qualified.  No annual meeting of the shareholders for the purpose of electing Directors will be held.  However, Shareholders holding a majority of outstanding shares may request a special meeting for the purpose of removing and replacing a Director.  Vacancies on the Board occurring between any such meetings shall be filled by the remaining Directors.  Any Director may also voluntarily resign from office.  Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Directors can, if they choose to do so, elect all the Directors of the Company, in which event the holders of the remaining shares will be unable to elect any person as a Director.

Special shareholder meetings may be called when requested in writing by the holders of not less than 50% of the outstanding voting shares of a Portfolio.  Any request must state the purposes of the proposed meeting.

Articles of Incorporation

The Articles may be amended if duly advised by a majority of the Directors and approved by the affirmative vote of a majority of votes entitled to be cast.

The Company, on behalf of each Portfolio, is a shareholder of each corresponding Master Fund.  In the event that a Master Fund solicits the vote or consent of its shareholders, the Company will hold a meeting of shareholders of the corresponding Portfolio and will cast all of its votes in the Master Fund in the same proportion as the votes cast by the Portfolio’s shareholders.  Shares for which no voting instructions are received will be voted in the same proportion as those shares for which instructions are received.

Registration Statement

This SAI and the accompanying Prospectuses do not contain all the information included in the Company’s Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectuses.  Certain portions of the Registration Statement have been omitted pursuant to the rules and regulations of the SEC.

The Registration Statement, including the exhibits filed therewith, may be obtained from the SEC upon payment of the prescribed fee or examined at the offices of the SEC in Washington, D.C.

Statements contained herein and in the Prospectuses as to the contents of any contract or other documents referred to, are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

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FINANCIAL STATEMENTS

The fiscal year of the Company ends on December 31. The financial statements and the independent registered public accounting firm’s report thereon, appearing in the Portfolios’ annual shareholder report for the period ended December 31, 2012 are incorporated by reference in this SAI. An annual shareholder report containing financial statements audited by the Company’s independent registered public accounting firm and an unaudited semi-annual report will be sent to shareholders each year.  Annual and unaudited semi-annual shareholder reports may be obtained without charge by contacting the Company at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258, or calling (800)-262-3862.

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APPENDIX A

DESCRIPTION OF BOND RATINGS

MOODY’S INVESTORS SERVICE, INC.

Aaa — Bonds which are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt-edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa — Bonds which are rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A — Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations.  Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa — Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba — Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured.  Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this Class S.

B — Bonds which are rated B generally lack characteristics of the desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

The modifier 1 indicates that the bond ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates the issuer ranks in the lower end of its rating category.

STANDARD & POOR’S RATINGS SERVICES

AAA — Bonds rated AAA have the highest rating assigned by Standard & Poor’s to a debt obligation.  Capacity to pay interest and repay principal is extremely strong.

AA — Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A-1

A — Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB — Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal.  Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB — Bonds rated BB have less near-term vulnerability to default than other speculative issues.  However, the bonds face major uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B — Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments.  Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The ratings from “AA” to “B” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

FITCH RATINGS

AAA: Bonds considered to be investment-grade and of the highest quality. The obligor has an exceptionally strong ability to pay interest and repay principal which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment-grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong although not quite as strong as bonds rated “AAA”. Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated “F-1+”.

A: Bonds considered to be investment-grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment-grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment-grade is higher than for bonds with higher ratings.

BB: Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C:  Bonds are in imminent default in payment of interest or principal.

Plus (+) Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the “AAA” category.

NR: Indicates that Fitch does not rate the specific issue.

Conditional: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Suspended: A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

Withdrawn: A rating will be withdrawn when an issue matures or is called or refinanced, and, at Fitch’s discretion, when an issuer fails to furnish proper and timely information.

RatingWatch: Ratings are placed on RatingWatch to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for potential downgrade, or “Evolving”, where ratings may be raised or lowered. RatingWatch is relatively short-term, and should be resolved within 12 months.

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APPENDIX B - PROXY VOTING PROCEDURES AND GUIDELINES

ING FUNDS

PROXY VOTING PROCEDURES AND GUIDELINES

Effective Date:  July 10, 2003

Revision Date:  March 7, 2013

B-1

I.	Introduction	1
II.	Compliance Committee	1
III.	Delegation of Voting Authority	1
IV.	Approval and Review of Procedures	3
V.	Voting Procedures and Guidelines	3
VI.	Conflicts of Interest	7
VII.	Reporting and Record Retention	7
EXHIBIT 1 — List of ING Funds		8
EXHIBIT 2 — Proxy Voting Procedures of the Advisers		9
I.	Introduction	9
II.	Roles and Responsibilities	9
III.	Voting Procedures	12
IV.	Assessment of the Agent and Conflicts of Interest	14
V.	Reporting and Record Retention	16
APPENDIX 1 — Proxy Group		17
EXHIBIT 3 — Proxy Voting Guidelines of the ING Funds		18
I.	Introduction	18
II.	Guidelines	18
General Policies		18
1.	The Board of Directors	19
2.	Proxy Contests	26
3.	Auditors	27
4.	Proxy Contest Defenses	27
5.	Tender Offer Defenses	28
6.	Miscellaneous	29
7.	Capital Structure	31
8.	Executive and Director Compensation	34
9.	State of Incorporation	38
10.	Mergers and Corporate Restructurings	38
11.	Mutual Fund Proxies	39
12.	Social and Environmental Issues	39
13.	Global Proxies	40

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I.                                        Introduction

The following are the Proxy Voting Procedures and Guidelines (the “Procedures and Guidelines”) of the ING Funds set forth on Exhibit 1 attached hereto and each portfolio or series thereof, except for any “Sub-Adviser-Voted Series” identified on Exhibit 1 and further described in Section III below (each non-Sub-Adviser-Voted Series hereinafter referred to as a “Fund” and collectively, the “Funds”).  The purpose of these Procedures and Guidelines is to set forth the process by which each Fund subject to these Procedures and Guidelines will vote proxies related to the equity assets in its investment portfolio (the “portfolio securities”).  The term “proxies” as used herein shall include votes in connection with annual and special meetings of equity stockholders but not those regarding bankruptcy matters and/or related plans of reorganization.  The Procedures and Guidelines have been approved by the Funds’ Boards of Trustees/Directors(1) (each a “Board” and collectively, the “Boards”), including a majority of the independent Trustees/Directors(2) of the Board.  These Procedures and Guidelines may be amended only by the Board.  The Board shall review these Procedures and Guidelines at its discretion, and make any revisions thereto as deemed appropriate by the Board.

II.                                   Compliance Committee

The Boards hereby delegate to the Compliance Committee of each Board (each a “Committee” and collectively, the “Committees”) the authority and responsibility to oversee the implementation of these Procedures and Guidelines, and where applicable, to make determinations on behalf of the Board with respect to the voting of proxies on behalf of each Fund.  Furthermore, the Boards hereby delegate to each Committee the authority to review and approve material changes to proxy voting procedures of any Fund’s investment adviser (the “Adviser”).  The Proxy Voting Procedures of the Adviser (the “Adviser Procedures”) are attached hereto as Exhibit 2.  Any determination regarding the voting of proxies of each Fund that is made by a Committee, or any member thereof, as permitted herein, shall be deemed to be a good faith determination regarding the voting of proxies by the full Board.  Each Committee may rely on the Adviser through the Proxy Coordinator, Agent, and/or Proxy Group (as such terms are defined in the Adviser Procedures (Exhibit 2, Sections II.A., B., and C., respectively)) to deal in the first instance with the application of these Procedures and Guidelines.  Each Committee shall conduct itself in accordance with its charter.

III.                              Delegation of Voting Authority

Except as otherwise provided for herein, the Board hereby delegates to the Adviser to each Fund the authority and responsibility to vote all proxies with respect to all portfolio securities of the

(1)         Reference in these Procedures to one or more Funds shall, as applicable, mean those Funds that are under the jurisdiction of the particular Board or Compliance Committee at issue.  No provision in these Procedures is intended to impose any duty upon the particular Board or Compliance Committee with respect to any other Fund.

(2)         The independent Trustees/Directors are those Board members who are not “interested persons” of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

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Fund in accordance with the current proxy voting procedures and guidelines that have been approved by the Board.  The Board may revoke such delegation with respect to any proxy or proposal, and assume the responsibility of voting any Fund proxy or proxies as it deems appropriate.  Non-material amendments to the Procedures and Guidelines may be approved for immediate implementation by the President or Chief Financial Officer of a Fund, subject to ratification at the next regularly scheduled meeting of the Compliance Committee.

A Board may elect to delegate the voting of proxies to the Sub-Adviser of a portfolio or series of the ING Funds.  In so doing, the Board shall also approve the Sub-Adviser’s proxy policies for implementation on behalf of such portfolio or series (a “Sub-Adviser-Voted Series”).  Sub-Adviser-Voted Series shall not be covered under these Procedures and Guidelines but rather shall be covered by such Sub-Adviser’s proxy policies, provided that the Board, including a majority of the independent Trustees/Directors(3), has approved them on behalf of such Sub-Adviser-Voted Series, and ratifies any subsequent changes at the next regularly scheduled meeting of the Compliance Committee and the Board.

When a Fund participates in the lending of its securities and the securities are on loan at record date, proxies related to such securities will not be forwarded to the Adviser by the Fund’s custodian and therefore will not be voted.  However, the Adviser shall use best efforts to recall or restrict specific securities from loan for the purpose of facilitating a “material” vote as described in the Adviser Procedures.

Funds that are “funds-of-funds” will “echo” vote their interests in underlying mutual funds, which may include ING Funds (or portfolios or series thereof) other than those set forth on Exhibit 1 attached hereto.  This means that, if the fund-of-funds must vote on a proposal with respect to an underlying investment company, the fund-of-funds will vote its interest in that underlying fund in the same proportion all other shareholders in the underlying investment company voted their interests.

However, if the underlying fund has no other shareholders, the fund-of-funds will vote as follows:

A.                                    If the fund-of-funds and the underlying fund are being solicited to vote on the same proposal (e.g., the election of fund directors/trustees), the fund-of-funds will vote the shares it holds in the underlying fund in the same proportion as all votes received from the holders of the fund-of-funds’ shares with respect to that proposal; and

B.                                    If the fund-of-funds is being solicited to vote on a proposal for an underlying fund (e.g., a new Sub-Adviser to the underlying fund), and there is no corresponding proposal at the fund-of-funds level, the Board shall determine the most appropriate method of voting with respect to the underlying fund proposal

(3)         The independent Trustees/Directors are those Board members who are not “interested persons” of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

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The foregoing procedure shall also apply to any ING Fund (an “Investing Fund”) that, while not a fund-of-funds, invests in one or more underlying funds.  Accordingly:

A.                                    Each Investing Fund will “echo” vote its interests in an underlying fund, if the underlying fund has shareholders other than the Investing Fund;

B.                                    In the event an underlying fund has no other shareholders, and the Investing Fund and the underlying fund are being solicited to vote on the same proposal, the Investing Fund will vote its interests in the underlying fund in the same proportion as all votes received from the holders of its own shares on that proposal; and

C.                                    In the event an underlying fund has no other shareholders, and there is no corresponding proposal at the Investing Fund level, the Board shall determine the most appropriate method of voting with respect to the underlying fund proposal.

A fund that is a “feeder” fund in a master-feeder structure does not echo vote.  Rather, it passes votes requested by the underlying master fund to its shareholders.  This means that, if the feeder fund is solicited by the master fund, it will request instructions from its own shareholders, either directly or, in the case of an insurance-dedicated Fund, through an insurance product or retirement plan, as to the manner in which to vote its interest in an underlying master fund.

When a Fund is a feeder in a master-feeder structure, proxies for the portfolio securities owned by the master fund will be voted pursuant to the master fund’s proxy voting policies and procedures.  As such, and except as otherwise noted herein with respect to vote reporting requirements, feeder Funds shall not be subject to these Procedures and Guidelines.

IV.                               Approval and Review of Procedures

Each Fund’s Adviser has adopted proxy voting procedures in connection with the voting of portfolio securities for the Funds as attached hereto in Exhibit 2.  The Board hereby approves such procedures.  All material changes to the Adviser Procedures must be approved by the Board or the Compliance Committee prior to implementation; however, the President or Chief Financial Officer of a Fund may make such non-material changes as they deem appropriate, subject to ratification by the Board or the Compliance Committee at its next regularly scheduled meeting.

V.                                    Voting Procedures and Guidelines

The Guidelines that are set forth in Exhibit 3 hereto specify the manner in which the Funds generally will vote with respect to the proposals discussed therein.

Unless otherwise noted, the defined terms used hereafter shall have the same meaning as defined in the Adviser Procedures.

A.            Routine Matters

The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear policy (e.g., “For,” “Against,” “Withhold,” or “Abstain”) on a proposal.  However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it

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appears to involve unusual or controversial issues, or an Investment Professional (as such term is defined in the Adviser Procedures (Exhibit 2, Section II.D.)) recommends a vote contrary to the Guidelines.

B.            Matters Requiring Case-by-Case Consideration

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted “case-by-case” consideration.

Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

Except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation, the Proxy Coordinator will forward the Agent’s analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent, or any other source to the Proxy Group.  The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration.  In the event quorum requirements cannot be timely met in connection with a voting deadline, it shall be the policy of the Funds to vote in accordance with the Agent’s recommendation, unless the Agent’s recommendation is deemed to be conflicted as provided for under the Adviser Procedures, in which case no action shall be taken on such matter (i.e., a “Non-Vote”).

1.     Within-Guidelines Votes:  Votes in Accordance with a Fund’s Guidelines and/or where applicable, Agent Recommendation

In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner, except that the Proxy Coordinator may first consult with a Fund’s Compliance Committee as described in Section V.B.5. below.  Except as provided for herein, no Conflicts Report (as such term is defined in the Adviser Procedures (Exhibit 2, Section IV.B.)) is required in connection with Within-Guidelines Votes.

2.     Non-Votes:  Votes in Which No Action is Taken

The Proxy Group may recommend that a Fund refrain from voting under circumstances including, but not limited to, the following:  (1) if the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with fractional shares, securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies,

4

particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security.  In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.  The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group’s review of a specific proxy.

Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders’ rights are limited, Non-Votes may also occur in connection with a Fund’s related inability to timely access ballots or other proxy information in connection with its portfolio securities.

Non-Votes may also result in certain cases in which the Agent’s recommendation has been deemed to be conflicted, as described in V.B. above and V.B.4. below.

3.     Out-of-Guidelines Votes:  Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent’s Recommendation is Conflicted

If the Proxy Group recommends that a Fund vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter and the Procedures and Guidelines are silent, or the Agent’s recommendation on a matter is deemed to be conflicted as provided for under the Adviser Procedures, the Proxy Coordinator will then request that all members of the Proxy Group, including any members who abstained from voting on the matter or were not in attendance at the meeting at which the relevant proxy is being considered, and each Investment Professional participating in the voting process complete a Conflicts Report.  As provided for in the Adviser Procedures, the Proxy Coordinator shall be responsible for identifying to Counsel potential conflicts of interest with respect to the Agent.

If Counsel determines that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group, or the participating Investment Professional(s), the Proxy Coordinator will then contact the Compliance Committee(s) and forward to such Committee(s) all information relevant to their review, including the following materials or a summary thereof:  the applicable Procedures and Guidelines, the recommendation of the Agent, where applicable, the recommendation of the Investment Professional(s), where applicable, any resources used by the Proxy Group in arriving at its recommendation, the Conflicts Report and any other written materials establishing whether a conflict of interest exists, and findings of Counsel (as such term is defined in the Adviser Procedures (Exhibit 2, Section IV.A.)).  Upon Counsel’s finding that a conflict of interest exists with respect to one or more members of the Proxy Group or the Advisers generally, the remaining members of the Proxy Group shall not be required to complete a Conflicts Report in connection with the proxy.

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If Counsel determines that there does not appear to be a conflict of interest with respect to the Agent, any member of the Proxy Group, or the participating Investment Professional(s), the Proxy Coordinator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

A vote that is contrary to the Agent’s recommendation, but is based on input from an Investment Professional provided in connection with a Guideline requiring case-by-case review while specifying that primary consideration will be given to such input, shall be not be deemed an Out-of-Guidelines Vote if the Investment Professional completes and returns a Conflicts Report and Counsel determines that no conflict of interest appears to be present.  The Proxy Group shall not be required to complete a Conflicts Report in connection with such votes.

4.     Referrals to a Fund’s Compliance Committee

A Fund’s Compliance Committee may consider all recommendations, analysis, research and Conflicts Reports provided to it by the Agent, Proxy Group and/or Investment Professional(s), and any other written materials used to establish whether a conflict of interest exists, in determining how to vote the proxies referred to the Committee.  The Committee will instruct the Agent through the Proxy Coordinator how to vote such referred proposals.

The Proxy Coordinator shall use best efforts to timely refer matters to a Fund’s Committee for its consideration.  In the event any such matter cannot be timely referred to or considered by the Committee, it shall be the policy of the Funds to vote in accordance with the Agent’s recommendation, unless the Agent’s recommendation is conflicted on a matter, in which case no action shall be taken on such matter (i.e., a “Non-Vote”).

The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund’s Committee, as well as all applicable recommendations, analysis, research, Conflicts Reports and vote determinations.

5.     Consultation with a Fund’s Compliance Committee

The Proxy Coordinator may consult with the Chair of a Fund’s Compliance Committee for guidance on behalf of the Committee if application of the Procedures and Guidelines is unclear or in connection with any unusual or controversial issue or a recommendation received from an Investment Professional.  The Chair may consider all recommendations, analysis, research, or Conflicts Reports provided by the Agent, Proxy Group, and/or Investment Professional(s).  The Chair may provide guidance or direct the Proxy Coordinator to refer the proposal(s) to the full Compliance Committee.  The guidance of the Chair, or the Committee, as applicable, shall be given primary consideration by the Proxy Group in making a vote determination.

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The Proxy Coordinator will maintain a record of all proxy questions that have been referred to the Chair or Committee for guidance, as well as all applicable recommendations, analysis, research, Conflicts Reports and vote determinations.

VI.                               Conflicts of Interest

In all cases in which a vote has not been clearly determined in advance by the Procedures and Guidelines or for which the Proxy Group recommends an Out-of-Guidelines Vote, and Counsel has determined that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group, or any Investment Professional participating in the voting process, the proposal shall be referred to the Fund’s Committee for determination so that the Adviser shall have no opportunity to exercise voting discretion over a Fund’s proxy in a situation in which the Adviser or certain other related parties or the Agent may be deemed to have a conflict of interest.  In the event a member of a Fund’s Committee believes he/she has a conflict of interest that would preclude him/her from making a voting determination in the best interests of the beneficial owners of the applicable Fund, such Committee member shall so advise the Proxy Coordinator and recuse himself/herself with respect to determinations regarding the relevant proxy.

VII.                          Reporting and Record Retention

A.            Reporting by the Funds

Annually in August, each Fund will post its proxy voting record, or a link thereto, for the prior one-year period ending on June 30th on the ING Funds’ website.  The proxy voting record for each Fund will also be available on Form N-PX in the EDGAR database on the website of the Securities and Exchange Commission (“SEC”).  For any Fund that is a feeder in a master/feeder structure, no proxy voting record related to the portfolio securities owned by the master fund will be posted on the ING Funds’ website or included in the Fund’s Form N-PX; however, a cross-reference to the master fund’s proxy voting record as filed in the SEC’s EDGAR database will be included in the Fund’s Form N-PX and posted on the ING Funds’ website.  If any feeder fund was solicited for vote by its underlying master fund during the reporting period, a record of the votes cast by means of the pass-through process described in Section III above will be included on the ING Funds’ website and in the Fund’s Form N-PX.

B.            Reporting to a Fund’s Compliance Committee

At each regularly scheduled meeting, the Committee will receive a report from the Proxy Coordinator indicating each proxy proposal, or a summary of such proposals, that was (1) voted Out-of-Guidelines, including any proposals voted Out-of-Guidelines pursuant to special circumstances raised by an Investment Professional; (2) voted Within Guidelines in cases in which an Investment Professional’s recommendation was not adopted by the Proxy Group; or (3) referred to the Committee for determination in accordance with Section V. hereof.  Such report shall indicate the name of the issuer, the substance of the proposal, a summary of the Investment Professional’s recommendation, where applicable and the reasons for voting, or recommending, an Out-of-Guidelines Vote or, in the case of (2) above, a Within-Guidelines Vote.

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EXHIBIT 1 — List of ING Funds

ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

ING EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

ING EMERGING MARKETS LOCAL BOND FUND

ING EQUITY TRUST

ING FUNDS TRUST

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

ING GLOBAL STRATEGIC INCOME FUND

ING INFRASTRUCTURE, INDUSTRIALS AND MATERIALS FUND

ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

ING INVESTORS TRUST(1)

ING MAYFLOWER TRUST

ING MUTUAL FUNDS

ING PARTNERS, INC.

ING PRIME RATE TRUST

ING RISK MANAGED NATURAL RESOURCES FUND

ING SENIOR INCOME FUND

ING SEPARATE PORTFOLIOS TRUST

ING VARIABLE INSURANCE TRUST

ING VARIABLE PRODUCTS TRUST

(1)   Sub-Adviser-Voted Series:  ING Franklin Mutual Shares Portfolio

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EXHIBIT 2 — Proxy Voting Procedures of the Advisers

ING Investments, LLC,

ING Investment Management Co. LLC

and

Directed Services LLC

I.                                        Introduction

ING Investments, LLC, ING Investment Management Co. LLC and Directed Services LLC (each an “Adviser” and collectively, the “Advisers”) are the investment advisers for the registered investment companies and each series or portfolio thereof (each a “Fund” and collectively, the “Funds”) comprising the ING family of funds.  As such, the Advisers have been delegated the authority to vote proxies with respect to securities for certain Funds over which they have day-to-day portfolio management responsibility.

The Advisers will abide by the proxy voting guidelines adopted by a Fund’s respective Board of Directors or Trustees (each a “Board” and collectively, the “Boards”) with regard to the voting of proxies unless otherwise provided in the proxy voting procedures adopted by a Fund’s Board.

In voting proxies, the Advisers are guided by general fiduciary principles.  Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages.  The Advisers will not subordinate the interest of beneficial owners to unrelated objectives.  Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

The following are the Proxy Voting Procedures of ING Investments, LLC, ING Investment Management Co. LLC and Directed Services LLC (the “Adviser Procedures”) with respect to the voting of proxies on behalf of their client Funds as approved by the respective Board of each Fund.

Unless otherwise noted, best efforts shall be used to vote proxies in all instances.

II.                                   Roles and Responsibilities

A.                                    Proxy Coordinator

The Proxy Coordinator identified in Appendix 1 will assist in the coordination of the voting of each Fund’s proxies in accordance with the ING Funds Proxy Voting Procedures and Guidelines (the “Procedures” or “Guidelines” and collectively the “Procedures and Guidelines”).  The Proxy Coordinator is authorized to direct the Agent to vote a Fund’s proxy in accordance with the Procedures and Guidelines unless the Proxy Coordinator receives a recommendation from an Investment Professional (as described below) to vote contrary to the Guidelines.  In such event, and in connection with proxy proposals requiring case-by-case consideration (except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to

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vote in accordance with the Agent’s recommendation), the Proxy Coordinator will call a meeting of the Proxy Group (as described below).

Responsibilities assigned herein to the Proxy Coordinator, or activities in support thereof, may be performed by such members of the Proxy Group or employees of the Advisers’ affiliates as are deemed appropriate by the Proxy Group.

Unless specified otherwise, information provided to the Proxy Coordinator in connection with duties of the parties described herein shall be deemed delivered to the Advisers.

B.                                    Agent

An independent proxy voting service (the “Agent”), as approved by the Board of each Fund, shall be engaged to assist in the voting of Fund proxies for publicly traded securities through the provision of vote analysis, implementation, recordkeeping, and disclosure services.  The Agent is Institutional Shareholder Services Inc., a subsidiary of MSCI Inc.  The Agent is responsible for coordinating with the Funds’ custodians to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion.  To the extent applicable, the Agent is required to vote and/or refer all proxies in accordance with these Adviser Procedures.  The Agent will retain a record of all proxy votes handled by the Agent.  Such record must reflect all the information required to be disclosed in a Fund’s Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act.  In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to the Adviser upon request.

The Agent shall be instructed to vote all proxies in accordance with a Fund’s Guidelines, except as otherwise instructed through the Proxy Coordinator by the Advisers’ Proxy Group or a Fund’s Compliance Committee (“Committee”).

The Agent shall be instructed to obtain all proxies from the Funds’ custodians and to review each proxy proposal against the Guidelines.  The Agent also shall be requested to call the Proxy Coordinator’s attention to specific proxy proposals that although governed by the Guidelines appear to involve unusual or controversial issues.

Subject to the oversight of the Advisers, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services voting to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein.  Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified.

C.                                    Proxy Group

The Adviser shall establish a Proxy Group (the “Group” or “Proxy Group”) which shall assist in the review of the Agent’s recommendations when a proxy voting issue is referred to the Group through the Proxy Coordinator.  The members of the Proxy Group,

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which may include employees of the Advisers’ affiliates, are identified in Appendix 1, as may be amended from time at the Advisers’ discretion.

A minimum of four (4) members of the Proxy Group (or three (3) if one member of the quorum is either the Fund’s Chief Investment Risk Officer or Chief Financial Officer) shall constitute a quorum for purposes of taking action at any meeting of the Group.  The vote of a simple majority of the members present and voting shall determine any matter submitted to a vote.  Tie votes shall be broken by securing the vote of members not present at the meeting; provided, however, that the Proxy Coordinator shall ensure compliance with all applicable voting and conflict of interest procedures and shall use best efforts to secure votes from all or as many absent members as may reasonably be accomplished.  A member of the Proxy Group may abstain from voting on any given matter, provided that quorum is not lost for purposes of taking action and that the abstaining member still participates in any conflict of interest processes required in connection with the matter.  The Proxy Group may meet in person or by telephone.  The Proxy Group also may take action via electronic mail in lieu of a meeting, provided that each Group member has received a copy of any relevant electronic mail transmissions circulated by each other participating Group member prior to voting and provided that the Proxy Coordinator follows the directions of a majority of a quorum (as defined above) responding via electronic mail.  For all votes taken in person or by telephone or teleconference, the vote shall be taken outside the presence of any person other than the members of the Proxy Group and such other persons whose attendance may be deemed appropriate by the Proxy Group from time to time in furtherance of its duties or the day-to-day administration of the Funds.  In its discretion, the Proxy Group may provide the Proxy Coordinator with standing instructions to perform responsibilities assigned herein to the Proxy Group, or activities in support thereof, on its behalf, provided that such instructions do not contravene any requirements of these Adviser Procedures or a Fund’s Procedures and Guidelines.

A meeting of the Proxy Group will be held whenever (1) the Proxy Coordinator receives a recommendation from an Investment Professional to vote a Fund’s proxy contrary to the Guidelines, or the recommendation of the Agent, where applicable, (2) the Agent has made no recommendation on a matter and the Procedures and Guidelines are silent, or (3) a matter requires case-by-case consideration, including those in which the Agent’s recommendation is deemed to be conflicted as provided for under these Adviser Procedures, provided that, if the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation and no issue of conflict must be considered, the Proxy Coordinator may implement the instructions without calling a meeting of the Proxy Group.

For each proposal referred to the Proxy Group, it will review (1) the relevant Procedures and Guidelines, (2) the recommendation of the Agent, if any, (3) the recommendation of the Investment Professional(s), if any, and (4) any other resources that any member of the Proxy Group deems appropriate to aid in a determination of a recommendation.

If the Proxy Group recommends that a Fund vote in accordance with the Procedures and Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the

11

Proxy Coordinator to so advise the Agent, except that the Proxy Coordinator shall follow any procedures established by a Fund’s Board with respect to recommendations received from an Investment Professional.

If the Proxy Group recommends that a Fund vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, or if the Agent’s recommendation on a matter is deemed to be conflicted, it shall follow the procedures for such voting as established by a Fund’s Board.  The Proxy Group may vote contrary to the Guidelines based on a recommendation from an Investment Professional, provided that incorporation of any such recommendation shall be subject to the conflict of interest review process established by a Fund’s Board.

The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration.  In the event quorum requirements cannot be timely met in connection with a voting deadline, the Proxy Coordinator shall follow the procedures for such voting as established by a Fund’s Board.

D.                                    Investment Professionals

The Funds’ Advisers, Sub-Advisers, and/or portfolio managers (each referred to herein as an “Investment Professional” and collectively, “Investment Professionals”) may submit, or be asked to submit, a recommendation to the Proxy Group regarding the voting of proxies related to the portfolio securities over which they have day-to-day portfolio management responsibility.  The Investment Professionals may accompany their recommendation with any other research materials that they deem appropriate or with a request that the vote be deemed “material” in the context of the portfolio(s) they manage, such that lending activity on behalf of such portfolio(s) with respect to the relevant security should be reviewed by the Proxy Group and considered for recall and/or restriction.  Input from the relevant Sub-Advisers and/or portfolio managers shall be given primary consideration in the Proxy Group’s determination of whether a given proxy vote is to be deemed material and the associated security accordingly restricted from lending.  The determination that a vote is material in the context of a Fund’s portfolio shall not mean that such vote is considered material across all Funds voting that meeting.  In order to recall or restrict shares timely for material voting purposes, the Proxy Group shall use best efforts to consider, and when deemed appropriate, to act upon, such requests timely, and requests to review lending activity in connection with a potentially material vote may be initiated by any relevant Investment Professional and submitted for the Proxy Group’s consideration at any time.

III.                              Voting Procedures

A.                                    In all cases, the Adviser shall follow the voting procedures as set forth in the Procedures and Guidelines of the Fund on whose behalf the Adviser is exercising delegated authority to vote.

B.                                    Routine Matters

The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear policy (e.g., “For,” “Against,” “Withhold,” or “Abstain”)

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on a proposal.  However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional recommends a vote contrary to the Guidelines.

C.                                    Matters Requiring Case-by-Case Consideration

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted “case-by-case” consideration.

Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

Except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation, the Proxy Coordinator will forward the Agent’s analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent, or any other source to the Proxy Group.  The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

1.              Within-Guidelines Votes:  Votes in Accordance with a Fund’s Guidelines and/or where applicable, Agent Recommendation

In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner, except that the Proxy Coordinator shall follow any procedures established by a Fund’s Board with respect to recommendations received from an Investment Professional.  Except as provided for herein, no Conflicts Report (as such term is defined herein) is required in connection with Within-Guidelines Votes.

2.              Non-Votes:  Votes in Which No Action is Taken

The Proxy Group may recommend that a Fund refrain from voting under circumstances including, but not limited to, the following:  (1) if the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with fractional shares, securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security.  In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.  The Proxy Group may provide the Proxy Coordinator with standing instructions

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on parameters that would dictate a Non-Vote without the Proxy Group’s review of a specific proxy.

Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders’ rights are limited, Non-Votes may also occur in connection with a Fund’s related inability to timely access ballots or other proxy information in connection with its portfolio securities.

Non-Votes may also result in certain cases in which the Agent’s recommendation has been deemed to be conflicted, as provided for in the Funds’ Procedures.

3.              Out-of-Guidelines Votes:  Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent’s Recommendation is Conflicted

If the Proxy Group or where applicable, an Investment Professional, recommends that a Fund vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter and the Procedures and Guidelines are silent, or the Agent’s recommendation on a matter is deemed to be conflicted as provided for under these Adviser Procedures, the Proxy Coordinator will then implement the procedures for handling such votes as adopted by the Fund’s Board.

The Proxy Coordinator will maintain a record of all recommendations from Investment Professionals to vote contrary to the Guidelines, all proxy questions that have been referred to a Fund’s Compliance Committee, and all applicable recommendations, analysis, research, Conflicts Reports and vote determinations.

IV.                               Assessment of the Agent and Conflicts of Interest

In furtherance of the Advisers’ fiduciary duty to the Funds and their beneficial owners, the Advisers shall establish the following:

A.                                    Assessment of the Agent

The Advisers shall establish that the Agent (1) is independent from the Advisers, (2) has resources that indicate it can competently provide analysis of proxy issues, and (3) can make recommendations in an impartial manner and in the best interests of the Funds and their beneficial owners.  The Advisers shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the Advisers may deem reasonably appropriate and shall do so not less than annually as well as prior to engaging the services of any new proxy service.  The Agent shall also notify the Advisers in writing within fifteen (15) calendar days of any material change to information previously provided to an Adviser in connection with establishing the Agent’s independence, competence, or impartiality.

Information provided in connection with assessment of the Agent shall be forwarded to a member of the mutual funds practice group of ING U.S. Investment

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Management (“Counsel”) for review.  Counsel shall review such information and advise the Proxy Coordinator as to whether a material concern exists and if so, determine the most appropriate course of action to eliminate such concern.

B.                                    Conflicts of Interest

The Advisers shall establish and maintain procedures to identify and address conflicts that may arise from time to time concerning the Agent.  Upon the Advisers’ request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to an Adviser, the Agent shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent’s proxy analysis or recommendations.  The Proxy Coordinator shall forward all such information to Counsel for review.  Counsel shall review such information and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present.  Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund’s Procedures and Guidelines.

In connection with their participation in the voting process for portfolio securities, each member of the Proxy Group, and each Investment Professional participating in the voting process, must act solely in the best interests of the beneficial owners of the applicable Fund.  The members of the Proxy Group may not subordinate the interests of the Fund’s beneficial owners to unrelated objectives, including taking steps to reasonably insulate the voting process from any conflict of interest that may exist in connection with the Agent’s services or utilization thereof.

For all matters for which the Proxy Group or where applicable, an Investment Professional, recommends an Out-of-Guidelines Vote, or for which a recommendation contrary to that of the Agent or the Guidelines has been received from an Investment Professional, the Proxy Coordinator will implement the procedures for handling such votes as adopted by the Fund’s Board, including completion of such Conflicts Reports as may be required under the Fund’s Procedures.  Completed Conflicts Reports should be provided to the Proxy Coordinator within two (2) business days and may be submitted to the Proxy Coordinator verbally, provided the Proxy Coordinator documents the Conflicts Report in writing.  Such Conflicts Report should describe any known conflicts of either a business or personal nature, and set forth any contacts with respect to the referral item with non-investment personnel in its organization or with outside parties (except for routine communications from proxy solicitors).  The Conflicts Report should also include written confirmation that any recommendation from an Investment Professional provided in connection with an Out-of-Guidelines Vote or under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

The Proxy Coordinator shall forward all Conflicts Reports to Counsel for review.  Counsel shall review each report and provide the Proxy Coordinator with a brief

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statement regarding whether or not a material conflict of interest is present.  Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund’s Procedures and Guidelines.

V.                                    Reporting and Record Retention

The Adviser shall maintain the records required by Rule 204-2(c)(2), as may be amended from time to time, including the following: (1) A copy of each proxy statement received regarding a Fund’s portfolio securities.  Such proxy statements received from issuers are available either in the SEC’s EDGAR database or are kept by the Agent and are available upon request. (2) A record of each vote cast on behalf of a Fund. (3) A copy of any document created by the Adviser that was material to making a decision how to vote a proxy, or that memorializes the basis for that decision. (4) A copy of written requests for Fund proxy voting information and any written response thereto or to any oral request for information on how the Adviser voted proxies on behalf of a Fund.  All proxy voting materials and supporting documentation will be retained for a minimum of six (6) years, the first two (2) years in the Advisers’ office.

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APPENDIX 1 — Proxy Group

Name	Title or Affiliation

Stanley D. Vyner	Chief Investment Risk Officer and Executive Vice President, ING Investments, LLC

Todd Modic	Senior Vice President, ING Funds Services, LLC and ING Investments, LLC; and Chief Financial Officer of the ING Funds

Maria Anderson	Vice President, Fund Compliance, ING Funds Services, LLC

Karla J. Bos	Proxy Coordinator for the ING Funds and Vice President, Proxy Voting, ING Funds Services, LLC

Julius A. Drelick III, CFA	Senior Vice President, Head of Fund Compliance, ING Funds Services, LLC

Harley Eisner	Vice President, Financial Analysis, ING Funds Services, LLC

Evan Posner	Vice President and Counsel, ING Funds

Effective as of July 19, 2012

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EXHIBIT 3 — Proxy Voting Guidelines of the ING Funds

I.                                        Introduction

The following is a statement of the Proxy Voting Guidelines (“Guidelines”) that have been adopted by the respective Boards of Directors or Trustees of each Fund.  Unless otherwise provided for herein, any defined term used herein shall have the meaning assigned to it in the Funds’ and Advisers’ Proxy Voting Procedures (the “Procedures”).

Proxies must be voted in the best interest of the Fund(s).  The Guidelines summarize the Funds’ positions on various issues of concern to investors, and give a general indication of how Fund portfolio securities will be voted on proposals dealing with particular issues.  The Guidelines are not exhaustive and do not include all potential voting issues.

The Advisers, in exercising their delegated authority, will abide by the Guidelines as outlined below with regard to the voting of proxies except as otherwise provided in the Procedures.  In voting proxies, the Advisers are guided by general fiduciary principles.  Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages.  The Advisers will not subordinate the interest of beneficial owners to unrelated objectives.  Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

II.                                   Guidelines

The following Guidelines are grouped according to the types of proposals generally presented to shareholders of U.S. issuers:  Board of Directors, Proxy Contests, Auditors, Proxy Contest Defenses, Tender Offer Defenses, Miscellaneous, Capital Structure, Executive and Director Compensation, State of Incorporation, Mergers and Corporate Restructurings, Mutual Fund Proxies, and Social and Environmental Issues.  An additional section addresses proposals most frequently found in global proxies.

General Policies

These Guidelines apply to securities of publicly traded companies and to those of privately held companies if publicly available disclosure permits such application.  All matters for which such disclosure is not available shall be considered CASE-BY-CASE.

In all cases receiving CASE-BY-CASE consideration, including cases not specifically provided for under these Guidelines, unless otherwise determined in accordance with the Procedures or otherwise provided for under these Guidelines, it shall generally be the policy of the Funds to vote in accordance with the recommendation provided by the Funds’ Agent, Institutional Shareholder Services Inc., a subsidiary of MSCI Inc.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote in accordance with the Agent’s recommendation when such recommendation aligns with the recommendation of the relevant issuer’s management or management has made no recommendation.  However, this policy shall not apply to CASE-BY-CASE proposals for which a contrary recommendation from the relevant Investment Professional(s) has been received and

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is to be utilized, provided that incorporation of any such recommendation shall be subject to the conflict of interest review process required under the Procedures.

Recommendations from the Investment Professionals, while not required under the Procedures, may be submitted or requested in connection with any proposal and are likely to be requested with respect to proxies for private equity securities and/or proposals related to merger transactions/corporate restructurings, proxy contests, or unusual or controversial issues.  Such input shall be given primary consideration with respect to CASE-BY-CASE proposals being considered on behalf of the relevant Fund, provided that incorporation of any such recommendation shall be subject to the conflict of interest review process required under the Procedures.

Except as otherwise provided for herein, it shall generally be the policy of the Funds not to support proposals that would impose a negative impact on existing rights of the Funds to the extent that any positive impact would not be deemed sufficient to outweigh removal or diminution of such rights.

The foregoing policies may be overridden in any case as provided for in the Procedures.  Similarly, the Procedures provide that proposals whose Guidelines prescribe a firm voting position may instead be considered on a CASE-BY-CASE basis when unusual or controversial circumstances so dictate.

Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement, or other legal requirement to which an issuer may be or become subject.  No proposal shall be supported whose implementation would contravene such requirements.

1.                                      The Board of Directors

Voting on Director Nominees in Uncontested Elections

Unless otherwise provided for herein, the Agent’s standards with respect to determining director independence shall apply.  These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.

Agreement with the Agent’s independence standards shall not dictate that a Fund’s vote shall be cast according to the Agent’s corresponding recommendation.  Votes on director nominees not subject to specific policies described herein should be made on a CASE-BY-CASE basis.

Where applicable and except as otherwise provided for herein, it shall generally be the policy of the Funds to lodge disagreement with an issuer’s policies or practices by withholding support from a proposal for the relevant policy or practice rather than the director nominee(s) to which the Agent assigns a correlation.  Support shall be withheld from nominees deemed responsible for governance shortfalls, but if they are not standing for election (e.g., the board is classified), support shall generally not be withheld from others in their stead.  When a determination is made to withhold support due to concerns other than those related to an individual director’s independence or actions, responsibility may be attributed to the entire board, a committee, or an

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individual (such as the CEO or committee chair), taking into consideration whether the desired effect is to send a message or to remove the director from service.

Where applicable and except as otherwise provided for herein, generally vote FOR nominees in connection with issues raised by the Agent if the nominee did not serve on the board or relevant committee during the majority of the time period relevant to the concerns cited by the Agent.

WITHHOLD support from a nominee who, during both of the most recent two years, attended less than 75 percent of the board and committee meetings during the nominee’s period of service without a valid reason for the absences.  WITHHOLD support if two-year attendance cannot be ascertained from available disclosure.  DO NOT WITHHOLD support in connection with attendance issues for nominees who have served on the board for less than the two most recent years.

Unless a company has implemented a policy that should reasonably prevent abusive use of its poison pill, WITHHOLD support from nominees responsible for implementing excessive anti-takeover measures, including failure to remove restrictive poison pill features or to ensure a pill’s expiration or timely submission to shareholders for vote.  Responsibility will generally be assigned to the board chair or, if not standing for election, the lead director.  If neither is standing for election, WITHHOLD support from all continuing directors.

Consider on a CASE-BY-CASE basis any nominee whom the Agent cites as having failed to implement a majority-approved shareholder proposal.  Vote FOR if the shareholder proposal has been reasonably addressed.  Proposals seeking shareholder ratification of a poison pill may be deemed reasonably addressed if the company has implemented a policy that should reasonably prevent abusive use of the pill.  WITHHOLD support if the shareholder proposal at issue is supported under these Guidelines and the board has not disclosed a credible rationale for not implementing the proposal.

Consider on a CASE-BY-CASE basis any nominee whom the Agent cites as having failed to opt out of a state law requiring companies to implement a staggered board structure, generally withholding support when the company:

(1)                           Demonstrates sustained poor stock performance (measured by one- and three-year total shareholder returns);

(2)                           Has a non-shareholder-approved poison pill in place, without provisions to redeem or seek approval in a reasonable period of time; and

(3)                           Maintains a dual class capital structure, imposes a supermajority vote requirement, or has authority to issue blank check preferred stock.

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If the board has not acted upon negative votes (WITHHOLD or AGAINST, as applicable based on the issuer’s election standard) representing a majority of the votes cast at the previous annual meeting, consider board nominees on a CASE-BY-CASE basis.  Generally, vote FOR nominees when:

(1)                     The issue relevant to the majority negative vote has been adequately addressed or cured, which may include disclosure of the board’s rationale; or

(2)                     The Funds’ Guidelines or voting record do not support the relevant issue causing the majority negative vote.

If the above provisions have not been satisfied, generally WITHHOLD support from the chair of the nominating committee, or if not standing for election, consider CASE-BY-CASE.

WITHHOLD support from inside or affiliated outside directors who sit on the audit committee.

Vote FOR inside or affiliated outside directors who sit on the nominating or compensation committee, provided that such committee meets the applicable independence requirements of the relevant listing exchange.

Vote FOR inside or affiliated outside directors if the full board serves as the compensation or nominating committee OR has not created one or both committees, provided that the issuer is in compliance with all provisions of the listing exchange in connection with performance of relevant functions (e.g., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).

Compensation Practices:

It shall generally be the policy of the Funds that matters of compensation are best determined by an independent board and compensation committee, but that support may be withheld from compensation committee members whose actions or disclosure do not appear to support compensation practices aligned with the best interests of the company and its shareholders.  Votes on compensation committee members in connection with compensation practices should be considered on a CASE-BY-CASE basis, and generally:

(1)                     Say on pay.  If shareholders have been provided with an advisory vote on executive compensation (say on pay, or “SOP”), and practices not supported under these Guidelines have been identified, it shall generally be the policy of the Funds to align with the Agent when a vote AGAINST the say on pay proposal has been recommended in lieu of withholding support from certain nominees for compensation concerns.  Issuers receiving negative recommendations on both compensation committee members and say on pay regarding issues not otherwise supported by these Guidelines will be considered on a CASE-BY-CASE basis.

(2)                     Say on pay responsiveness.  Compensation committee members opposed by the Agent for failure to sufficiently address compensation concerns evidenced by significant opposition to the most recent SOP vote will be considered on a CASE-BY-CASE basis, factoring in the following:

(a)                     If the most recent SOP vote received majority opposition, generally vote AGAINST the compensation committee chair if the company has not demonstrated an adequate level of responsiveness.

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(b)                     If the most recent SOP vote passed but received significant opposition, generally vote FOR the nominee(s) if a Fund voted FOR that SOP proposal or did not have voting rights on that proposal.  If a Fund voted AGAINST the SOP proposal and the company has not demonstrated an adequate level of responsiveness, generally vote AGAINST the compensation committee chair.

(c)                      If the compensation committee chair is not standing for election under circumstances meriting the chair’s opposition, consider the compensation committee member(s) opposed by the Agent on a CASE-BY-CASE basis.

(3)                     Say on frequency.  If the Agent opposes nominees because the company has implemented an SOP schedule that is less frequent than the frequency most recently preferred by at least a plurality of shareholders, generally WITHHOLD support from the compensation committee chair.  If the compensation committee chair is not standing for election, WITHHOLD support from the other compensation committee members.  If no compensation committee members are standing for election, consider other nominees opposed by the Agent on a CASE-BY-CASE basis.

(4)                     Tenure.  Where applicable and except as otherwise provided for herein, vote FOR compensation committee members who did not serve on the compensation committee during the majority of the time period relevant to the concerns cited by the Agent.

(5)                     Pay for performance.  Consider compensation committee members receiving an adverse recommendation from the Agent CASE-BY-CASE when the Agent has identified a pay practice (or combination of practices) not otherwise supported under these Guidelines that appears to have created a misalignment between CEO pay and performance with regard to shareholder value.  Generally vote FOR nominees if the company has provided a reasonable rationale regarding pay and performance and/or they  appear reasonably correlated.  Generally WITHHOLD support from compensation committee members for structuring compensation packages that unreasonably insulate pay from performance conditions.

(6)                     Pay disparity.  Generally DO NOT WITHHOLD support from compensation committee members solely due to internal pay disparity as assessed by the Agent, but consider pay magnitude concerns on a CASE-BY-CASE basis.

(7)                     Change in control provisions.  If the Agent recommends withholding support from compensation committee members in connection with overly liberal change in control provisions, including those lacking a double trigger, generally WITHHOLD support from such nominees.  If the Agent recommends withholding support from compensation committee members in connection with potential change in control payments or tax-gross-ups on change in control payments, vote FOR the nominees if the amount appears reasonable and no material governance concerns exist.  Generally WITHHOLD support if the amount is so significant (individually or collectively) as to potentially influence an executive’s decision to enter into a transaction or to effectively act as a poison pill.

(8)                     Repricing.  If the Agent recommends withholding support from compensation committee members in connection with their failure to seek, or acknowledge, a shareholder vote on plans to reprice, replace, buy back, or exchange options, generally

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WITHHOLD support from such nominees, except that cancellation of options would not be considered an exchange unless the cancelled options were regranted or expressly returned to the plan reserve for reissuance.

(9)                     Tax benefits.  If the Agent recommends withholding support from compensation committee members that have approved compensation that is ineligible for tax benefits to the company (e.g., under Section 162(m) of OBRA), generally vote FOR such nominees if the company has provided an adequate rationale or the plan itself is being put to shareholder vote at the same meeting.  If the plan is up for vote, the provisions under Section 8. OBRA-Related Compensation Proposals shall apply.

(10)              Director perquisites.  If the Agent recommends withholding support from compensation committee members in connection with director compensation in the form of perquisites, generally vote FOR the nominees if the cost is reasonable in the context of the directors’ total compensation and the perquisites themselves appear reasonable given their purpose, the directors’ duties, and the company’s line of business.

(11)              Incentive plans.  Generally consider nominees on a CASE-BY-CASE basis in connection with short-term incentive plans over which the nominee has exercised discretion to exclude extraordinary items, and WITHHOLD support if treatment of such items has been inconsistent (e.g., exclusion of losses but not gains).  Generally WITHHOLD support from compensation committee members opposed by the Agent in connection with long-term incentive plans, or total executive compensation packages, inadequately aligned with shareholders because the performance period is too short or they lack an appropriate equity component (e.g., overly cash-based plans), except that the latter will be considered CASE-BY-CASE in connection with executives already holding significant equity positions.

(12)              Options backdating.  If the Agent has raised issues of options backdating, consider members of the compensation committee, as well as company executives nominated as directors, on a CASE-BY-CASE basis.

(13)              Independence from management.  Generally WITHHOLD support from compensation committee members cited by the Agent for permitting named executives to have excessive input into setting their own compensation.

(14)              Multiple concerns.  If the Agent recommends withholding support from compensation committee members in connection with other compensation practices such as tax gross-ups, perquisites, retention or recruitment provisions (including contract length or renewal provisions), “guaranteed” awards, pensions/SERPs, or severance or termination arrangements, vote FOR such nominees if the issuer has provided adequate rationale and/or disclosure, factoring in any overall adjustments or reductions to the compensation package at issue.  Except as otherwise provided for herein, generally DO NOT WITHHOLD support solely due to any single such practice if the total compensation appears reasonable, but consider on a CASE-BY-CASE basis compensation packages representing a combination of such provisions and deemed by the Agent to be excessive.

(15)              Commitments.  Generally, vote FOR compensation committee members receiving an adverse recommendation from the Agent due to problematic pay practices if the issuer

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makes a public commitment (e.g., via a Form 8-K filing) to rectify the practice on a going-forward basis.

(16)              Other.  If the Agent has raised other considerations regarding poor compensation practices, consider compensation committee members on a CASE-BY-CASE basis.

Accounting Practices:

(1)                     Generally, except as otherwise provided for herein, vote FOR independent outside director nominees serving on the audit committee.

(2)                     Where applicable and except as otherwise provided for herein, generally vote FOR nominees serving on the audit committee, or the company’s CEO or CFO if nominated as directors, who did not serve on that committee or have responsibility over the relevant financial function, as applicable, during the majority of the time period relevant to the concerns cited by the Agent.

(3)                     If the Agent has raised concerns regarding poor accounting practices, consider the company’s CEO and CFO, if nominated as directors, and nominees serving on the audit committee on a CASE-BY-CASE basis.  Generally vote FOR nominees if the company has taken adequate steps to remediate the concerns cited, which would typically include removing or replacing the responsible executives, and if the concerns are not re-occurring and/or the company has not yet had a full year to remediate the concerns since the time they were identified.

(4)                     If total non-audit fees exceed the total of audit fees, audit-related fees, and tax compliance and preparation fees, the provisions under Section 3. Auditor Ratification shall apply.

Board Independence:

It shall generally be the policy of the Funds that a board should be majority independent and therefore to consider inside or affiliated outside director nominees when the full board is not majority independent on a CASE-BY-CASE basis.  Generally:

(1)                     WITHHOLD support from the fewest directors whose removal would achieve majority independence across the remaining board, except that support may be withheld from additional nominees whose relative level of independence cannot be differentiated.

(2)                     WITHHOLD support from all non-independent nominees, including the founder, chairman, or CEO, if the number required to achieve majority independence is equal to or greater than the number of non-independent nominees.

(3)                     Except as provided above, vote FOR non-independent nominees in the role of CEO, and when appropriate, founder or chairman, and determine support for other non-independent nominees based on the qualifications and contributions of the nominee as well as the Funds’ voting precedent for assessing relative independence to management, e.g., insiders holding senior executive positions are deemed less independent than affiliated outsiders with a transactional or advisory relationship to the company, and affiliated outsiders with a material transactional or advisory relationship are deemed less independent than those with lesser relationships.

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(4)                     Non-voting directors (e.g., director emeritus or advisory director) shall be excluded from calculations with respect to majority board independence.

(5)                     When conditions contributing to a lack of majority independence remain substantially similar to those in the previous year, it shall generally be the policy of the Funds to vote on nominees in a manner consistent with votes cast by the Fund(s) in the previous year.

Generally vote FOR nominees without regard to “over-boarding” issues raised by the Agent unless other concerns requiring CASE-BY-CASE consideration have been raised.

Generally, when the Agent recommends withholding support due to assessment that a nominee acted in bad faith or against shareholder interests in connection with a major transaction, such as a merger or acquisition, or if the Agent recommends withholding support due to other material failures or egregious actions, consider on a CASE-BY-CASE basis, factoring in the merits of the nominee’s performance and rationale and disclosure provided.  If the Agent cites concerns regarding actions in connection with a candidate’s service on another board, vote FOR the nominee if the issuer has provided adequate rationale regarding the appropriateness of the nominee to serve on the board under consideration.

Performance Test for Directors

Consider nominees failing the Agent’s performance test, which includes market-based and operating performance measures, on a CASE-BY-CASE basis.  Input from the relevant Investment Professional(s) shall be given primary consideration with respect to such proposals.

Support will generally be WITHHELD from nominees receiving a negative recommendation from the Agent due to sustained poor stock performance (measured by one- and three-year total shareholder returns) combined with multiple takeover defenses/entrenchment devices if the issuer:

(1)                     Is a controlled company or has a non-shareholder-approved poison pill in place, without provisions to redeem or seek approval in a reasonable period of time; and

(2)                     Maintains a dual class capital structure, imposes a supermajority vote requirement, or has authority to issue blank check preferred stock.

Nominees receiving a negative recommendation from the Agent due to sustained poor stock performance combined with other takeover defenses/entrenchment devices will be considered on a CASE-BY-CASE basis.

Proposals Regarding Board Composition or Board Service

Generally, except as otherwise provided for herein, vote AGAINST shareholder proposals to impose new board structures or policies, including those requiring that the positions of chairman and CEO be held separately, but vote FOR proposals in connection with a binding agreement or other legal requirement to which an issuer has or reasonably may expect to become subject, and consider such proposals on a CASE-BY-CASE basis if the board is not majority independent or corporate governance concerns have been identified.  Generally, except as otherwise provided for herein, vote FOR management proposals to adopt or amend board structures or policies, except consider such proposals on a CASE-BY-CASE basis if the board is not majority independent, corporate governance concerns have been identified, or the proposal may result in a material reduction in shareholders’ rights.

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Generally, vote AGAINST shareholder proposals:

•                  Asking that more than a simple majority of directors be independent.

•                  Asking that the independence of the compensation and/or nominating committees be greater than that required by the listing exchange.

•                  Limiting the number of public company boards on which a director may serve.

•                  Seeking to redefine director independence or directors’ specific roles (e.g., responsibilities of the lead director).

•                  Requesting creation of additional board committees or offices, except as otherwise provided for herein.

•                  Limiting the tenure of outside directors or imposing a mandatory retirement age for outside directors (unless the proposal seeks to relax existing standards), but generally vote FOR management proposals in this regard.

Generally, vote FOR shareholder proposals that seek creation of an audit, compensation, or nominating committee of the board, unless the committee in question is already in existence or the issuer has availed itself of an applicable exemption of the listing exchange (e.g., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).

Stock Ownership Requirements

Generally, vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.  Vote AGAINST proposals to limit or eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care.  Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.  Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if:

(1)                     The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and

(2)                     Only if the director’s legal expenses would be covered.

2.                                     Proxy Contests

These proposals should generally be analyzed on a CASE-BY-CASE basis.  Input from the relevant Investment Professional(s) shall be given primary consideration with respect to proposals in connection with proxy contests being considered on behalf of that Fund.

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis.

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Reimburse Proxy Solicitation Expenses

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis, generally voting FOR if associated nominees are also supported.

3.                                      Auditors

Ratifying Auditors

Generally, except in cases of poor accounting practices or high non-audit fees, vote FOR management proposals to ratify auditors.  Consider management proposals to ratify auditors on a CASE-BY-CASE basis if the Agent cites poor accounting practices.  If fees for non-audit services exceed 50 percent of total auditor fees as described below, consider on a CASE-BY-CASE basis, voting AGAINST management proposals to ratify auditors only if concerns exist that remuneration for the non-audit work is so lucrative as to taint the auditor’s independence.  For purposes of this review, fees deemed to be reasonable, generally non-recurring exceptions to the non-audit fee category (e.g., those related to an IPO) shall be excluded.  Generally vote FOR shareholder proposals asking the issuer to present its auditor annually for ratification.

Auditor Independence

Generally, consider shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services) on a CASE-BY-CASE basis.

Audit Firm Rotation

Generally, vote AGAINST shareholder proposals asking for mandatory audit firm rotation.

4.                                      Proxy Contest Defenses

Presentation of management and shareholder proposals on the same matter on the same agenda shall not require a Fund to vote FOR one and AGAINST the other.

Board Structure:  Staggered vs. Annual Elections

Generally, vote AGAINST proposals to classify the board or otherwise restrict shareholders’ ability to vote upon directors and FOR proposals to repeal classified boards and to elect all directors annually.

Shareholder Ability to Remove Directors

Generally, vote AGAINST proposals that provide that directors may be removed only for cause.

Generally, vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Generally, vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Generally, vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Cumulative Voting

If the company is controlled or maintains a classified board of directors or a dual class voting structure, generally, vote AGAINST management proposals to eliminate cumulative voting (except that such proposals may be supported irrespective of classification in furtherance of an

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issuer’s plan to declassify its board or adopt a majority voting standard), and vote FOR shareholder proposals to restore or permit cumulative voting.

Time-Phased Voting

Generally, vote AGAINST proposals to implement, and FOR proposals to eliminate, time-phased or other forms of voting that do not promote a one share, one vote standard.

Shareholder Ability to Call Special Meetings

Generally, vote FOR shareholder proposals that provide shareholders with the ability to call special meetings when either (1) the company does not currently permit shareholders to do so or (2) the existing ownership threshold is greater than 25 percent.

Consider management proposals to permit shareholders to call special meetings on a CASE-BY-CASE basis, generally voting FOR such proposals not opposed by the Agent.  Generally vote FOR such proposals if the Agent’s sole concern relates to a net-long position requirement.

Shareholder Ability to Act by Written Consent

Generally, vote AGAINST shareholder proposals seeking the right to act by written consent if the issuer:

(1)                     Permits shareholders to call special meetings;

(2)                     Does not impose supermajority vote requirements; and

(3)                     Has otherwise demonstrated its accountability to shareholders (e.g., the company has reasonably addressed majority-supported shareholder proposals).

Consider management proposals to eliminate the right to act by written consent on a CASE-BY-CASE basis, generally voting FOR if the above conditions are present.

Generally, vote FOR shareholder proposals seeking the right to act by written consent if the above conditions are not present.

Shareholder Ability to Alter the Size of the Board

Generally, vote FOR proposals that seek to fix the size of the board or designate a range for its size.

Generally, vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

5.                                      Tender Offer Defenses

Poison Pills

Generally, vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification, or to redeem its pill in lieu thereof, unless (1) shareholders have approved adoption of the plan, (2) a policy has already been implemented by the company that should reasonably prevent abusive use of the pill, or (3) the board had determined that it was in the best interest of shareholders to adopt a pill without delay, provided that such plan would be put to shareholder vote within twelve months of adoption or expire, and if not approved by a majority of the votes cast, would immediately terminate.

Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill.

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Review on a CASE-BY-CASE basis management proposals to approve or ratify a poison pill or any plan or charter amendment (e.g., investment restrictions) that can reasonably be construed as an anti-takeover measure, with voting decisions generally based on the Agent’s approach to evaluating such proposals, considering factors such as rationale, trigger level, and sunset provisions.  Votes will generally be cast in a manner that seeks to preserve shareholder value and the right to consider a valid offer, voting AGAINST management proposals in connection with poison pills or anti-takeover activities that do not meet the Agent’s standards.

Fair Price Provisions

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Greenmail

Generally, vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Review on a CASE-BY-CASE basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Pale Greenmail

Review on a CASE-BY-CASE basis restructuring plans that involve the payment of pale greenmail.

Unequal Voting Rights

Generally, except as otherwise provided for herein, vote AGAINST dual-class exchange offers and dual-class recapitalizations.

Supermajority Shareholder Vote Requirement

Generally, vote AGAINST proposals to require a supermajority shareholder vote and FOR management or shareholder proposals to lower supermajority shareholder vote requirements, unless, for companies with shareholder(s) with significant ownership levels, the Agent recommends retention of existing supermajority requirements in order to protect minority shareholder interests.

White Squire Placements

Generally, vote FOR shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

6.                                     Miscellaneous

Amendments to Corporate Documents

Except to align with legislative or regulatory changes or when support is recommended by the Agent or relevant Investment Professional(s) (including, for example, as a condition to a major transaction such as a merger), generally, vote AGAINST proposals seeking to remove shareholder approval requirements or otherwise remove or diminish shareholder rights, e.g., by (1) adding restrictive provisions, (2) removing provisions or moving them to portions of the charter not requiring shareholder approval, or (3) in corporate structures such as holding companies, removing provisions in an active subsidiary’s charter that provide voting rights to parent company

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shareholders.  This policy would also generally apply to proposals seeking approval of corporate agreements or amendments to such agreements that the Agent recommends AGAINST because a similar reduction in shareholder rights is requested.

Generally, vote AGAINST proposals for charter amendments that support board entrenchment or may be used as an anti-takeover device (or to further anti-takeover conditions), particularly if the proposal is bundled or the board is classified.

Generally, vote FOR proposals seeking charter or bylaw amendments to remove anti-takeover provisions.

Consider proposals seeking charter or bylaw amendments not addressed under these Guidelines on a CASE-BY-CASE basis.

Confidential Voting

Generally, vote FOR shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows:

•                  In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy.

•                  If the dissidents agree, the policy remains in place.

•                  If the dissidents do not agree, the confidential voting policy is waived.

Generally, vote FOR management proposals to adopt confidential voting.

Proxy Access

Consider on a CASE-BY-CASE basis proposals to provide shareholders with access to management’s proxy material in order to nominate their own candidates(s) to the board.

Majority Voting Standard

Except as otherwise provided for herein, it shall generally be the policy of the Funds to extend discretion to issuers to determine when it may be appropriate to adopt a majority voting standard.  Generally, vote FOR management proposals, provided the proposal contains a plurality carve-out for contested elections, but AGAINST shareholder proposals unless also supported by management, seeking election of directors by the affirmative vote of the majority of votes cast in connection with a meeting of shareholders, including amendments to corporate documents or other actions in furtherance of a majority standard, and provided such standard does not conflict with state law in which the company is incorporated.  For issuers with a history of significant corporate governance concerns, consider such proposals on a CASE-BY-CASE basis.  (See also Section 11. Mutual Fund Proxies.)

Bundled Proposals

Except as otherwise provided for herein, review on a CASE-BY-CASE basis bundled or “conditioned” proxy proposals, generally voting AGAINST bundled proposals containing one or more items not supported under these Guidelines if the Agent or  relevant Investment Professional(s) deems the negative impact, on balance, to outweigh any positive impact.

Shareholder Advisory Committees

Review on a CASE-BY-CASE basis proposals to establish a shareholder advisory committee.

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Reimburse Shareholder for Expenses Incurred

Voting to reimburse expenses incurred in connection with shareholder proposals should be analyzed on a CASE-BY-CASE basis.

Other Business

In connection with proxies of U.S. issuers (e.g., those filing a DEF 14A and considered domestic by the Agent), generally vote FOR management proposals for Other Business, except when the primary proposal is not supported by a Fund or in connection with a proxy contest in which a Fund is not voting in support of management.

Quorum Requirements

Review on a CASE-BY-CASE basis proposals to lower quorum requirements for shareholder meetings below a majority of the shares outstanding.

Advance Notice for Shareholder Proposals

Generally, vote FOR management proposals related to advance notice period requirements, provided that the period requested is in accordance with applicable law and no material governance concerns have been identified in connection with the issuer.

Multiple Proposals

Multiple proposals of a similar nature presented as options to the course of action favored by management may all be voted FOR, provided that support for a single proposal is not operationally required, no one proposal is deemed superior in the interest of the Fund(s), and each proposal would otherwise be supported under these Guidelines.

7.                                      Capital Structure

Common Stock Authorization

Review proposals to increase the number of shares of common stock authorized for issuance on a CASE-BY-CASE basis.  Except where otherwise indicated, the Agent’s proprietary approach of determining appropriate thresholds and, for requests above such allowable threshold, applying a company-specific, qualitative review (e.g., considering rationale and prudent historical usage), will generally be utilized in evaluating such proposals.

Generally, vote FOR:

•                  Proposals to authorize capital increases within the Agent’s allowable thresholds or those in excess but meeting Agent’s qualitative standards, but consider on a CASE-BY-CASE basis those requests failing the Agent’s review for proposals in connection with which a contrary recommendation from the relevant Investment Professional(s) has been received and is to be utilized (e.g., in support of a merger or acquisition proposal).

•                  Proposals to authorize capital increases within the Agent’s allowable thresholds or those in excess but meeting Agent’s qualitative standards, unless the company states that the stock may be used as a takeover defense.  In those cases, consider on a CASE-BY-CASE basis if a contrary recommendation from the relevant Investment Professional(s) has been received and is to be utilized.

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•                  Proposals to authorize capital increases exceeding the Agent’s thresholds when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Generally, vote AGAINST:

•                  Proposals to increase the number of authorized shares of a class of stock if the issuance which the increase is intended to service is not supported under these Guidelines.

•                  Nonspecific proposals authorizing excessive discretion to a board.

Consider management proposals to make changes to the capital structure not otherwise addressed under these Guidelines CASE-BY-CASE, generally voting with the Agent’s recommendation unless a contrary recommendation has been received from the relevant Investment Professional(s) and is to be utilized.

Dual Class Capital Structures

Generally, vote AGAINST:

•                  Proposals to create or perpetuate dual class capital structures unless supported by the Agent (e.g., to avert bankruptcy or generate non-dilutive financing, and not designed to increase the voting power of an insider or significant shareholder).

•                  Proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual class capital structures.

However, consider such proposals CASE-BY-CASE if (1) bundled with favorable proposal(s), (2) approval of such proposal(s) is a condition of such favorable proposal(s), or (3) part of a recapitalization for which support is recommended by the Agent or  relevant Investment Professional(s).

Consider management proposals to eliminate or make changes to dual class capital structures CASE-BY-CASE, generally voting with the Agent’s recommendation unless a contrary recommendation has been received from the relevant Investment Professional(s)  and is to be utilized.

Generally, vote FOR shareholder proposals to eliminate dual class capital structures unless the relevant Fund owns a class with superior voting rights.

Stock Distributions: Splits and Dividends

Generally, vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares falls within the Agent’s allowable thresholds, but consider on a CASE-BY-CASE basis those proposals exceeding the Agent’s threshold for proposals in connection with which a contrary recommendation from the relevant Investment Professional(s) has been received and is to be utilized.

Reverse Stock Splits

Consider on a CASE-BY-CASE basis management proposals to implement a reverse stock split.  In the event the split constitutes a capital increase effectively exceeding the Agent’s allowable threshold because the request does not proportionately reduce the number of shares authorized, consider management’s rationale and/or disclosure, generally voting FOR, but generally not supporting additional requests for capital increases on the same agenda.

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Preferred Stock

Review proposals to increase the number of shares of preferred stock authorized for issuance on a CASE-BY-CASE basis, and except where otherwise indicated, generally utilize the Agent’s approach for evaluating such proposals.  This approach incorporates both qualitative and quantitative measures, including a review of past performance (e.g., board governance, shareholder returns and historical share usage) and the current request (e.g., rationale, whether shares are blank check and declawed, and dilutive impact as determined through the Agent’s proprietary model for assessing appropriate thresholds).

Generally, vote AGAINST proposals authorizing the issuance of preferred stock or creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock), but vote FOR if the Agent or  relevant Investment Professional(s) so recommends because the issuance is required to effect a merger or acquisition proposal.

Generally, vote FOR proposals to issue or create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense.  Generally vote AGAINST in cases where the company expressly states that, or fails to disclose whether, the stock may be used as a takeover defense, but vote FOR if the Agent or  relevant Investment Professional(s) so recommends because the issuance is required to address special circumstances such as a merger or acquisition.

Generally, vote FOR proposals to authorize or issue preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

Shareholder Proposals Regarding Blank Check Preferred Stock

Generally, vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

Adjustments to Par Value of Common Stock

Generally, vote FOR management proposals to reduce the par value of common stock, unless doing so raises other concerns not otherwise supported under these Guidelines.

Preemptive Rights

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights or management proposals that seek to eliminate them.  In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

Debt Restructurings

Review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.

Share Repurchase Programs

Generally, vote FOR management proposals to institute open-market share repurchase plans in

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which all shareholders may participate on equal terms, but vote AGAINST plans with terms favoring selected parties.  This policy shall also apply to companies incorporated outside the U.S. if they are listed on a U.S. exchange and treated as a U.S. domestic issuer by the Securities and Exchange Commission (“SEC”).

Generally, vote FOR management proposals to cancel repurchased shares.

Generally, vote AGAINST proposals for share repurchase methods lacking adequate risk mitigation or exceeding appropriate volume or duration parameters for the market.

Consider shareholder proposals seeking share repurchase programs on a CASE-BY-CASE basis, with input from the relevant Investment Professional(s)  to be given primary consideration.

Tracking Stock

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis.

8.                                      Executive and Director Compensation

Except as otherwise provided for herein, votes with respect to compensation and employee benefit plans, or the issuance of shares in connection with such plans, should be determined on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such plans, which includes determination of costs and comparison to an allowable cap, except as otherwise provided herein.

•                  Generally, vote in accordance with the Agent’s recommendations FOR equity-based plans with costs within such cap and AGAINST those with costs in excess of it, except that plans above the cap may be supported if so recommended by the Agent or relevant Investment Professional(s) as a condition to a major transaction such as a merger.

•                  Generally, vote AGAINST plans if the Agent suggests cost or dilution assessment may not be possible due to the method of disclosing shares allocated to the plan(s).

•                  Generally, vote AGAINST equity-based plans whose awards further a misalignment between CEO pay and performance with regard to shareholder value, including where pay appears unreasonably insulated from performance conditions and/or awards under the plan are concentrated among named executive officers.

•                  Generally, vote AGAINST plans with inadequate disclosure regarding vesting or performance requirements.  However, except as otherwise provided herein, consider plans CASE-BY-CASE if the Agent questions the form or stringency of the vesting or performance criteria.

•                  Generally, vote FOR plans with costs within the cap if the primary concerns raised by the Agent pertain to matters that would not result in a negative vote under these Guidelines on a management say on pay proposal or the relevant board or committee member(s).

•                  Generally, vote AGAINST plans administered by potential grant recipients.

•                  Generally, vote AGAINST proposals to eliminate existing shareholder approval requirements for material plan changes, unless the company has provided a reasonable rationale and/or adequate disclosure regarding the requested changes.

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•                  Generally vote AGAINST long-term incentive plans that are inadequately aligned with shareholders because the performance period is too short or they lack an appropriate equity component, except that such cases will be considered CASE-BY-CASE in connection with executives already holding significant equity positions.

•                  Generally, vote AGAINST plans that contain an overly liberal change in control definition (e.g., does not result in actual change in control).

•                  Consider plans CASE-BY-CASE if the Agent raises other considerations not otherwise provided for herein.

Management Proposals Seeking Approval to Reprice Options

Review on a CASE-BY-CASE basis management proposals seeking approval to reprice, replace, or exchange options, considering factors such as rationale, historic trading patterns, value-for-value exchange, vesting periods, and replacement option terms.  Generally, vote FOR proposals that meet the Agent’s criteria for acceptable repricing, replacement, or exchange transactions.  Generally, vote AGAINST compensation plans that (1) permit or may permit (e.g., history of repricing and no express prohibition against future repricing) repricing of stock options, or any form or alternative to repricing, without shareholder approval, (2) include provisions that permit repricing, replacement, or exchange transactions that do not meet the Agent’s criteria, or (3) give the board sole discretion to approve option repricing, replacement, or exchange programs.

Director Compensation

Votes on stock-based plans for directors are made on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s quantitative approach described above as well as a review of qualitative features of the plan when costs exceed the Agent’s threshold.

Employee Stock Purchase Plans

Votes on employee stock purchase plans, and capital issuances in support of such plans, should be made on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such plans.

OBRA-Related Compensation Proposals

Votes on plans intended to qualify for favorable tax treatment under the provisions of Section 162(m) of OBRA should be evaluated irrespective of the Agent’s assessment of board independence, provided that the board meets the independence requirements of the relevant listing exchange and no potential recipient under the plan(s) sits on the committee that exercises discretion over the related compensation awards.  Unless the issuer has provided a compelling rationale, generally vote with the Agent’s recommendations AGAINST plans that include practices or features not supported under these Guidelines or deliver excessive compensation that fails to qualify for favorable tax treatment.

Amendments that Place a Cap on Annual Grants or Amend Administrative Features

Generally, vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

Amendments to Add Performance-Based Goals

Generally, vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA, unless they are clearly

35

inappropriate.

Amendments to Increase Shares and Retain Tax Deductions Under OBRA

Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a CASE-BY-CASE basis, generally voting FOR such plans that do not raise any negative concerns under these Guidelines.

Approval of Cash or Cash-and-Stock Bonus Plans

Generally, vote FOR cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA, with primary consideration given to management’s assessment that such plan meets the requirements for exemption of performance-based compensation.  However, consider CASE-BY-CASE when broader compensation concerns exist.

Shareholder Proposals Regarding Executive and Director Pay

Unless evidence exists of abuse in historical compensation practices, and except as otherwise provided for herein, generally vote AGAINST shareholder proposals that seek to impose new compensation structures or policies.

Severance and Termination Payments

Generally, vote FOR shareholder proposals to have parachute arrangements submitted for shareholder ratification (with “parachutes” defined as compensation arrangements related to termination that specify change in control events) and provided that the proposal does not include unduly restrictive or arbitrary provisions such as advance approval requirements.

Generally, vote FOR shareholder proposals seeking double triggers on change in control awards.  Consider on a CASE-BY-CASE basis proposals seeking a specific treatment of equity that vests upon change in control.

Generally vote FOR shareholder proposals to submit executive severance agreements for shareholder ratification, if such proposals specify change in control events, Supplemental Executive Retirement Plans, or deferred executive compensation plans, or if ratification is required by the listing exchange.

Review on a CASE-BY-CASE basis all proposals to approve, ratify, or cancel executive severance or termination arrangements, including those related to executive recruitment or retention.  Generally vote FOR such compensation arrangements if:

(1)                     The primary concerns raised by the Agent would not result in a negative vote under these Guidelines on a management say on pay proposal or the relevant board or committee member(s);

(2)                     The issuer has provided adequate rationale and/or disclosure; or

(3)                     Support is recommended by the Agent or relevant Investment Professional(s) (e.g., as a condition to a major transaction such as a merger).

However, vote in accordance with the Agent’s recommendations AGAINST new or materially amended plans, contracts, or payments that include single trigger change in control cash severance provisions or do not require an actual change in control in order to be triggered.

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Consider on a CASE-BY-CASE basis any proposals opposed by the Agent due to single trigger equity acceleration or legacy single trigger change in control cash severance provisions.

Employee Stock Ownership Plans (ESOPs)

Generally, vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares).

401(k) Employee Benefit Plans

Generally, vote FOR proposals to implement a 401(k) savings plan for employees.

Holding Periods

Generally, vote AGAINST proposals requiring mandatory periods for officers and directors to hold company stock.

Advisory Votes on Executive Compensation (Say on Pay)

Generally, management proposals seeking ratification of the company’s compensation program will be voted FOR unless the program includes practices or features not supported under these Guidelines (including those referenced under Section 1. The Board of Directors, Compensation Practices) and the proposal receives a negative recommendation from the Agent.  Unless otherwise provided for herein, proposals not receiving the Agent’s support due to concerns regarding incentive structures, severance/termination payments, or vesting or performance criteria not otherwise supported by these Guidelines will be considered on a CASE-BY-CASE basis, factoring in whether the issuer has made improvements to its overall compensation program, and generally voting FOR if CEO pay appears aligned with performance and/or the company has provided a reasonable rationale and/or adequate disclosure regarding the matter(s) under consideration.  For say on pay proposals not supported by the Agent and referencing incentive plan concerns:

(1)                     Short-term incentive plans:  Proposals will be considered on a CASE-BY-CASE basis if they cite short-term incentive plans over which the board has exercised discretion to exclude extraordinary items, and voted AGAINST if treatment of such items has been inconsistent (e.g., exclusion of losses but not gains).

(2)                     Long-term incentive plans:  Proposals will be voted AGAINST if they cite long-term incentive plans that are inadequately aligned with shareholders because the performance period is too short or they lack an appropriate equity component (e.g., overly cash-based plans), except that the latter will be considered CASE-BY-CASE in connection with executives already holding significant equity positions.

Generally, vote AGAINST proposals when named executives have material input into setting their own compensation.

Generally, vote AGAINST proposals presented by issuers subject to Troubled Asset Relief Program (TARP) provisions if there is inadequate discussion of the process for ensuring that incentive compensation does not encourage excessive risk-taking.

Frequency of Advisory Votes on Executive Compensation

Generally, support proposals seeking an annual say on pay and oppose those seeking a less

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frequent say on pay.

9.                                      State of Incorporation

Voting on State Takeover Statutes

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation should be examined on a CASE-BY-CASE basis, generally supporting management proposals not assessed as a potential takeover defense, but if so assessed, weighing management’s rationale for the change.  Generally, vote FOR management reincorporation proposals upon which another key proposal, such as a merger transaction, is contingent if the other key proposal is also supported.  Generally, vote AGAINST shareholder reincorporation proposals not also supported by the company.

10.                               Mergers and Corporate Restructurings

Input from the relevant Investment Professional(s) shall be given primary consideration with respect to proposals regarding business combinations, particularly those between otherwise unaffiliated parties, or other corporate restructurings being considered on behalf of that Fund.

Generally, vote FOR a proposal not typically supported under these Guidelines if a key proposal, such as a merger transaction, is contingent upon its support and a vote FOR is accordingly recommended by the Agent or  relevant Investment Professional(s).

Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals if no input is provided by the relevant Investment Professional(s).

Corporate Restructurings

Votes on corporate restructuring proposals, including demergers, minority squeezeouts, leveraged buyouts, spinoffs, liquidations, dispositions, divestitures, and asset sales, should be considered on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals if no input is provided by the relevant Investment Professional(s).

Adjournment

Generally, vote FOR proposals to adjourn a meeting to provide additional time for vote solicitation when the primary proposal, such as a merger or corporate restructuring, is also supported.  Absent such a proposal, vote FOR adjournment if all other proposals are supported and AGAINST if all others are opposed.  Under any other circumstances, consider on a CASE-BY-CASE basis.

Appraisal Rights

Generally, vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

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Changing Corporate Name

Generally, vote FOR changing the corporate name.

11.                               Mutual Fund Proxies

Approving New Classes or Series of Shares

Generally, vote FOR the establishment of new classes or series of shares.

Authorizing the Board to Hire and Terminate Sub-Advisers Without Shareholder Approval

Generally, vote FOR these proposals.

Master-Feeder Structure

Generally, vote FOR the establishment of a master-feeder structure.

Establish Director Ownership Requirement

Generally, vote AGAINST shareholder proposals for the establishment of a director ownership requirement.

The matters below should be examined on a CASE-BY-CASE basis:

•                  Election of Directors

•                  Converting Closed-end Fund to Open-end Fund

•                  Proxy Contests

•                  Investment Advisory Agreements

•                  Preferred Stock Proposals

•                  1940 Act Policies

•                  Changing a Fundamental Restriction to a Nonfundamental Restriction

•                  Change Fundamental Investment Objective to Nonfundamental

•                  Name Rule Proposals

•                  Disposition of Assets/Termination/Liquidation

•                  Changes to the Charter Document

•                  Changing the Domicile of a Fund

•                  Change in Fund’s Subclassification

•                  Distribution Agreements

•                  Mergers

•                  Reimburse Shareholder for Expenses Incurred

•                  Terminate the Investment Adviser

12.                               Social and Environmental Issues

Boards of directors and company management are responsible for guiding the corporation in connection with matters that are most often the subject of shareholder proposals on social and environmental issues:  ensuring that the companies they oversee comply with applicable legal, regulatory and ethical standards, effectively managing risk, and assessing and addressing matters that may have a financial impact on shareholder value.  The Funds will generally vote in

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accordance with the board’s recommendation on such proposals unless it appears both that the stewardship noted above has fallen short and the issue is material to the company.  The former may be evidenced by the company’s failure to align its actions and disclosure with market practice and that of its peers, or the company’s having been subject to significant controversies, litigation, fines, or penalties in connection with the relevant issue.  Such instances will be considered CASE-BY-CASE.  The Funds will generally vote AGAINST shareholder proposals seeking to dictate corporate conduct, impose excessive costs or restrictions, duplicate policies already substantially in place, or release information that would not help a shareholder evaluate an investment in the corporation as an economic matter.  The Funds may ABSTAIN from voting on shareholder proposals where application of the Guidelines is unclear.  This may include cases where the concerns raised are considered valid but the policies or actions requested are not deemed appropriate or the issues are not clearly relevant to corporate performance or are not deemed appropriate for shareholder consideration.

13.                               Global Proxies

Companies incorporated outside the U.S. shall generally be subject to the foregoing U.S. Guidelines if they are listed on a U.S. exchange and treated as a U.S. domestic issuer by the SEC.  Where applicable and not provided for otherwise herein, certain U.S. Guidelines may also be applied to companies incorporated outside the U.S., e.g., companies with a significant base of U.S. operations and employees.  However, the following provide for differing regulatory and legal requirements, market practices, and political and economic systems existing in various global markets.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote AGAINST global proxy proposals when the Agent recommends voting AGAINST such proposal because relevant disclosure by the issuer, or the time provided for consideration of such disclosure, is inadequate.  For purposes of these global Guidelines, “AGAINST” shall mean withholding of support for a proposal, resulting in submission of a vote of AGAINST or ABSTAIN, as appropriate for the given market and level of concern raised by the Agent regarding the issue or lack of disclosure or time provided.

In connection with practices described herein that are associated with a firm AGAINST vote, it shall generally be the policy of the Funds to consider them on a CASE-BY-CASE basis if the Agent recommends their support (1) as the issuer or market transitions to better practices (e.g., having committed to new regulations or governance codes) or (2) as the more favorable choice when shareholders must choose between alternate proposals.

Routine Management Proposals

Generally, vote FOR the following and other similar routine management proposals:

•                  the opening of the shareholder meeting

•                  that the meeting has been convened under local regulatory requirements

•                  the presence of quorum

•                  the agenda for the shareholder meeting

•                  the election of the chair of the meeting

•                  the appointment of shareholders to co-sign the minutes of the meeting

•                  regulatory filings (e.g., to effect approved share issuances)

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•                  the designation of inspector or shareholder representative(s) of minutes of meeting

•                  the designation of two shareholders to approve and sign minutes of meeting

•                  the allowance of questions

•                  the publication of minutes

•                  the closing of the shareholder meeting

Consider proposals seeking authority to call shareholder meetings on less than 21 days’ notice on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to consider whether the issuer has provided clear disclosure of its compliance with any hurdle conditions for the authority imposed by applicable law and has historically limited its use of such authority to time-sensitive matters.

Discharge of Management/Supervisory Board Members

Generally, vote FOR management proposals seeking the discharge of management and supervisory board members, unless the Agent recommends AGAINST due to concern about the past actions of the company’s auditors or directors or legal action is being taken against the board by other shareholders, including when the proposal is bundled.  Generally do not withhold support from such proposals in connection with remuneration practices otherwise supported under these Guidelines or as a means of expressing disapproval of broader practices of the issuer or its board.

Director Elections

Unless otherwise provided for herein, the Agent’s standards with respect to determining director independence shall apply.  These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.

Agreement with the Agent’s independence standards shall not dictate that a Fund’s vote shall be cast according to the Agent’s corresponding recommendation.  Further, unless otherwise provided for herein, the application of Guidelines in connection with such standards shall apply only when the nominee’s level of independence can be ascertained based on available disclosure.  These policies generally apply to director nominees in uncontested elections; votes in contested elections, and votes on director nominees not subject to policies described herein, should be made on a CASE-BY-CASE basis, with primary consideration in contested elections given to input from the relevant Investment Professional(s).

For issuers domiciled in Finland, France, Ireland, the Netherlands, Sweden, or tax haven markets, generally vote AGAINST non-independent directors opposed by the Agent when the full board serves as the audit committee, or the company does not have an audit committee.

For issuers in all markets, vote AGAINST non-independent nominees to the audit committee, as well as bundled slates including such nominees, unless the Agent otherwise recommends support (e.g., due to market practices or requirements).  If the slate is bundled and audit committee membership is unclear or proposed as a separate agenda item, vote FOR if the Agent otherwise recommends support.  For Canadian issuers, the Funds’ U.S. Guidelines with respect to audit committees shall apply.  For issuers in all markets, nominees (or slates of nominees) will be voted AGAINST if opposed by the Agent for failing to disclose audit fees broken down by category.  If the Agent opposes audit committee members because fees for non-audit services

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(excluding significant, one-time events) exceed 50 percent of total auditor fees, the provisions under Section 13. Ratification of Auditors and Approval of Auditors’ Fees shall apply.

Generally, vote FOR non-independent directors when the full board serves as the remuneration (compensation) or nominating committee, or the company does not have a remuneration or nominating committee, if the board meets the applicable independence requirements of the relevant listing exchange.  Vote FOR non-independent directors who sit on the remuneration or nominating committees if such committee meets the applicable independence requirements of the relevant listing exchange.

Generally follow the Agent’s recommendations to vote AGAINST individuals nominated as outside/non-executive directors who do not meet the Agent’s standard for independence, unless the slate of nominees is bundled and includes independent nominees, in which case the proposal(s) to elect board members shall be considered on a CASE-BY-CASE basis.

Generally follow the Agent’s standards for withholding support (AGAINST or ABSTAIN, as appropriate) from bundled slates or non-independent directors (typically, but not always, excluding the CEO), as applicable, if the board does not meet the Agent’s independence standards or the board’s independence cannot be ascertained due to inadequate disclosure.

For issuers in Italy presenting multiple slates of directors (voto di lista), generally withhold support (AGAINST or ABSTAIN, as appropriate) from all slates until nominee names are disclosed, and upon disclosure, generally follow the Agent’s standards for assessing which slate is best suited to represent shareholder interests.

For issuers in Japan, generally follow the Agent’s recommendations in furtherance of greater board independence and minority shareholder protections, including:

•                  At companies with controlling shareholders, if the board after the shareholder meeting does not include at least two directors deemed independent under the Agent’s standards, generally vote AGAINST reelection of top executives.

•                  At companies with a three-committee structure, generally vote AGAINST (1) outside director nominees not deemed independent under the Agent’s standards if the board after the shareholder meeting is not majority independent and (2) non-independent directors on the nominating committee if the board does not include at least two directors deemed independent under the Agent’s standards.

•                  At all companies, vote AGAINST the top executive if the board does not include at least one outside director.

Consider on a CASE-BY-CASE basis any nominee whom the Agent cites as having failed to implement a majority-approved shareholder proposal.  Vote FOR if the shareholder proposal has been reasonably addressed.  Vote AGAINST if the shareholder proposal is supported under these Guidelines and the board has not disclosed a credible rationale for not implementing the proposal.

Generally, withhold support (AGAINST or ABSTAIN, as appropriate) from nominees or slates of nominees opposed by the Agent because they are presented in a manner not aligned with market best practice and/or regulation, including:

•                  Bundled slates of nominees (e.g., Canada, France, Hong Kong, or Spain);

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•                  Simultaneous reappointment of retiring directors (e.g., South Africa);

•                  In markets with term lengths capped by regulation or market practice, nominees whose terms exceed the caps or are not disclosed; or

•                  Nominees whose names are not disclosed in advance of the meeting or far enough in advance relative to voting deadlines to make an informed voting decision.

Generally vote FOR nominees without regard to recommendations that the position of chairman should be separate from that of CEO or otherwise required to be independent, unless other concerns requiring CASE-BY-CASE consideration have been raised.  The latter would include former CEOs proposed as board chairmen in markets such as the United Kingdom for which best practice and the Agent recommend against such practice.

When cumulative or net voting applies, generally vote with the Agent’s recommendation to support nominees asserted by the issuer to be independent, irrespective of audit committee membership, even if independence disclosure or criteria fall short of Agent’s standards.

Consider nominees for whom the Agent has raised concerns regarding scandals or internal controls on a CASE-BY-CASE basis, generally withholding support (AGAINST or ABSTAIN, as appropriate) from nominees or slates of nominees when:

•                  The scandal or shortfall in controls took place at the company, or an affiliate, for which the nominee is being considered;

•                  Culpability can be attributed to the nominee (e.g., nominee manages or audits the relevant function); and

•                  The nominee has been directly implicated, with resulting arrest and criminal charge or regulatory sanction.

Consider non-independent nominees on a CASE-BY-CASE basis when the Agent has raised concerns regarding diminished shareholder value as evidenced by a significant drop in share price, generally voting with Agent’s recommendation AGAINST such nominees when few, if any, outside directors are present on the board and:

•                  The founding family has retained undue influence over the company despite a history of scandal or problematic controls;

•                  The nominees have engaged in protectionist activities such as introduction of a poison pill or preferential and/or dilutive share issuances; or

•                  Evidence exists regarding compliance or accounting shortfalls.

If the Agent recommends withholding support due to other material failures or egregious actions, the Funds’ U.S. Guidelines with respect to such issues shall apply.

Consider nominees serving on the remuneration committee on a CASE-BY-CASE basis if the Agent recommends withholding support from nominees in connection with remuneration practices not otherwise supported by these Guidelines, including cases in which the issuer has not followed market practice by submitting a resolution on executive compensation.  For Canadian issuers, the Funds’ U.S. Guidelines with respect to Section 1. Voting on Director Nominees in Uncontested Elections, Compensation Practices, shall apply.

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For issuers in markets in which it is common practice for nominees’ attendance records to be disclosed, the Funds’ U.S. Guidelines with respect to director attendance shall apply.  The same two-year attendance policy shall be applied regarding attendance by directors and statutory auditors of Japanese companies if year-over-year data can be tracked by nominee.

Consider self-nominated director candidates on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such candidates, except that (1) an unqualified candidate will generally not be supported simply to effect a “protest vote” and (2) cases of multiple self-nominated candidates may be considered as a proxy contest if similar issues are raised (e.g., potential change in control).

Generally vote FOR nominees without regard to “over-boarding” issues raised by the Agent unless other concerns requiring CASE-BY-CASE consideration have been raised.

In cases where a director holds more than one board seat and corresponding votes, manifested as one seat as a physical person plus an additional seat as a representative of a legal entity, generally vote with the Agent’s recommendation to withhold support (AGAINST or ABSTAIN, as appropriate) from the legal entity and vote on the physical person.

Generally, vote with the Agent’s recommendation to withhold support (AGAINST or ABSTAIN, as appropriate) from nominees for whom support has become moot since the time the individual was nominated (e.g., due to death, disqualification, or determination not to accept appointment).

Generally, vote with the Agent’s recommendation when more candidates are presented than available seats and no other provisions under these Guidelines apply.

Board Structure

Generally, vote FOR proposals to fix board size, but vote AGAINST if the Agent opposes due to corporate governance, anti-takeover, or board independence concerns.  Generally, vote FOR proposals seeking a board range if the range is reasonable in the context of market practice and anti-takeover considerations.  Proposed article amendments in this regard shall be considered on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals.  Consider other proposals regarding board structure or policies on a CASE-BY-CASE basis, voting AGAINST if they promote practices not supported under these Guidelines.

Director and Officer Indemnification and Liability Protection

Generally, vote in accordance with the Agent’s standards for indemnification and liability protection for officers and directors, voting AGAINST overly broad provisions.

Independent Statutory Auditors

With respect to Japanese companies that have not adopted the three-committee structure, vote AGAINST any nominee to the position of “independent statutory auditor” whom the Agent considers affiliated, e.g., if the nominee has worked a significant portion of his career for the company, its main bank, or one of its top shareholders.  Where shareholders must vote on multiple nominees in a single resolution, vote AGAINST all nominees.  When multiple slates of statutory auditors are presented, generally vote with the Agent’s recommendation, typically to support nominees deemed to be more independent and/or aligned with interests of minority shareholders.

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Generally, vote AGAINST incumbent nominees at companies implicated in scandals or exhibiting poor internal controls.

Key Committees

Generally, except where market practice otherwise dictates, vote AGAINST proposals that permit non-board members to serve on the audit, remuneration (compensation), or nominating committee, provided that bundled slates, if otherwise acceptable under these Guidelines, may be supported if no slate nominee serves on the relevant committee(s).  If not otherwise addressed under these Guidelines, consider other negative recommendations from the Agent regarding committee members on a CASE-BY-CASE basis.

Director and Statutory Auditor Remuneration

Consider director compensation plans on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals, while also factoring in the merits of the rationale and disclosure provided.

Generally, vote FOR proposals to approve the remuneration of directors and auditors as long as the amount is not excessive (e.g., significant increases should be supported by adequate rationale and disclosure), there is no evidence of abuse, the recipient’s overall compensation appears reasonable, and the board and/or responsible committee meet exchange or market standards for independence.

For European issuers, vote AGAINST non-executive director remuneration if:

•                  The advance general meeting documents do not specify fees paid to non-executive directors;

•                  The company seeks to excessively increase the fees relative to market or sector practices without providing a reasonable rationale for the increase; or

•                  It provides for granting of stock options or similarly structured equity-based compensation.

For Toronto Stock Exchange (TSX) issuers, the Agent’s limits with respect to equity awards to non-employee directors shall apply.

Bonus Payments

With respect to Japanese companies, generally follow the Agent’s guidelines on retirement and annual bonus payments, which include voting FOR retirement bonus proposals if all payments are for directors or auditors who have served as executives of the company and AGAINST such proposals if any payments are for outsiders, except when deemed appropriate by the Agent, provided that no payments shall be supported unless the individual or aggregate amounts are disclosed.  In all markets, if issues have been raised regarding a scandal or internal controls, generally vote AGAINST bonus proposals for retiring directors or continuing directors or auditors when culpability can be attributed to the nominee (e.g., if a Fund is also voting AGAINST the nominee under criteria herein regarding issues of scandal or internal controls), unless bundled with bonuses for a majority of directors or auditors a Fund is voting FOR.

Stock Option Plans for Independent Internal Statutory Auditors

With respect to Japanese companies, follow the Agent’s guidelines with respect to proposals regarding option grants to independent internal statutory auditors or other outside parties, generally voting AGAINST such plans.

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Amendment Procedures for Equity Compensation Plans and Employee Share Purchase Plans (ESPPs)

For TSX issuers, votes with respect to amendment procedures for security-based compensation arrangements and ESPPs shall generally be cast in a manner designed to preserve shareholder approval rights, with voting decisions generally based on the Agent’s recommendation.

Compensation Plans and Shares Reserved for Equity Compensation Plans

Unless otherwise provided for herein, votes with respect to equity compensation plans (e.g., option, warrant, restricted stock, or employee share purchase plans or participation in company offerings such as IPOs or private placements) or awards thereunder, the issuance of shares in connection with such plans, cash-based plans where appropriate, or related management proposals (e.g., article amendments), should be determined on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals, considering quantitative or qualitative factors as appropriate for the market and utilizing the Agent’s methodology, including classification of a company’s stage of development as growth or mature and the corresponding determination as to reasonability of the share requests.

Generally, vote AGAINST proposals that:

•                  Exceed Agent’s recommended burn rates or dilution limits, including cases in which the Agent suggests dilution cannot be fully assessed (e.g., due to inadequate disclosure);

•                  Provide deep or near-term discounts (or the equivalent, such as dividend equivalents on unexercised options) to executives or directors, unless discounts to executives are deemed by the Agent to be adequately mitigated by other requirements such as long-term vesting or performance requirements (e.g., Japan) or broad-based employee participation otherwise meeting the Agent’s standards (e.g., France);

•                  Are administered with discretion by potential grant recipients, unless such discretion is deemed acceptable due to market practice or other mitigating provisions;

•                  Provide for retirement benefits or equity incentive awards to outside directors if not in line with market practice (e.g., Australia, Belgium, or The Netherlands);

•                  Permit financial assistance to executives, directors, subsidiaries, affiliates, or related parties under conditions not supported by the Agent (e.g., misaligned with shareholders’ interests and/or posing excessive risk or independence concerns);

•                  For matching share plans, do not meet the Agent’s standards, considering holding period, discounts, dilution, participation, purchase price, and performance criteria;

•                  Provide for vesting upon change in control if deemed to evidence a potential conflict of interest or anti-takeover device or if the change in control definition is too liberal (e.g., does not result in actual change in control);

•                  Provide inadequate disclosure regarding vesting or performance requirements.

•                  Include vesting or performance periods that do not meet market standards (or the Agent’s standards where market standards are unclear);

•                  Permit post-employment vesting or exercise if deemed inappropriate by the Agent;

•                  Allow plan administrators to make material amendments without shareholder approval unless adequate prior disclosure has been provided, with such voting decisions generally based on the Agent’s approach to evaluating such plans;

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•                  Provide for contract or notice periods or severance/termination payments that exceed market practice, e.g., relative to multiples of annual compensation;

•                  Promote a pay practice (or combination of practices) not otherwise supported under these Guidelines that appears to diminish accountability to shareholders and/or has created a misalignment between CEO pay and performance with regard to shareholder value; or

•                  Provide for retesting in connection with achievement of performance hurdles unless the Agent’s analysis indicates that (1) performance targets are adequately increased in proportion to the additional time available, (2) the retesting is de minimis as a percentage of overall compensation or is acceptable relative to market practice, or (3) the issuer has committed to cease retesting within a reasonable period of time.

Generally, vote FOR such plans/awards or the related issuance of shares that (1) do not suffer from the defects noted above or (2) otherwise meet the Agent’s tests if the considerations raised by the Agent pertain primarily to vesting provisions, performance hurdles, discretionary bonuses, recruitment awards, retention incentives, non-compete payments, severance/termination payments, or incentive structures if:

(1)                     The company has provided adequate disclosure and/or a reasonable rationale regarding the relevant plan/award, practice, or participation;

(2)                     The recipient’s overall compensation appears reasonable;

(3)                     Potential payments or awards are not so significant (individually or collectively) as to potentially influence an executive’s decision-making (e.g., to enter into a transaction that will result in a change of control payment) or to effectively act as a poison pill; and

(4)                     The board and/or responsible committee meet exchange or market standards for independence.

Unless otherwise provided for herein, market practice of the primary country in which a company does business or competes for talent, or in which an employee is serving, as applicable, shall supersede that of the issuer’s domicile.

Consider proposals in connection with such plans or the related issuance of shares in other instances on a CASE-BY-CASE basis.

Remuneration Reports (Advisory Votes on Executive Compensation)

Generally, withhold support (AGAINST or ABSTAIN as appropriate for specific market and level of concerns identified) from remuneration reports/advisory votes on compensation that include compensation plans that:

(1)                     Permit practices or features not supported under these Guidelines, including conditions described under Compensation Plans and Shares Reserved for Equity Compensation Plans above;

(2)                     Permit retesting excessive relative to market practice (irrespective of the Agent’s support for the report as a whole);

(3)                     Cite long-term incentive plans deemed to be inadequately aligned with shareholders because the performance period is too short or they lack an appropriate equity component (e.g., overly cash-based plans), except that the latter will be considered CASE-BY-CASE in connection with executives already holding significant equity positions;

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(4)                     Cite equity award valuation methods triggering a negative recommendation from the Agent;

(5)                     Include components, metrics, or rationales that have not been disclosed in line with market practice (although retrospective disclosure may be considered adequate);

(6)                     For issuers in Australia, permit open market purchase of shares in support of equity grants in lieu of seeking shareholder approval, but only if the issuer has a history of significant negative votes when formally seeking approval for such grants; or

(7)                     Include provisions for retirement benefits or equity incentive awards to outside directors if not in line with market practice, except that reports will generally be voted FOR if contractual components are reasonably aligned with market practices on a going-forward basis (e.g., existing obligations related to retirement benefits or terms contrary to evolving standards would not preclude support for the report).

Reports receiving the Agent’s support and not triggering the concerns cited above will generally be voted FOR.  Unless otherwise provided for herein, reports not receiving the Agent’s support due to concerns regarding vesting provisions, performance hurdles, discretionary bonuses, recruitment awards, retention incentives, non-compete payments, severance/termination payments, or incentive structures not otherwise supported by these Guidelines shall be considered on a CASE-BY-CASE basis, generally voted FOR if:

(1)                     The company has provided a reasonable rationale and/or adequate disclosure regarding the matter(s) under consideration;

(2)                     The recipient’s overall compensation appears reasonable;

(3)                     Potential payments or awards are not so significant (individually or collectively) as to potentially influence an executive’s decision-making (e.g., to enter into a transaction that will result in a change of control payment) or to effectively act as a poison pill; and

(4)                     The board and/or responsible committee meet exchange or market standards for independence.

Reports with typically unsupported features may be voted FOR when the Agent recommends their initial support as the issuer or market transitions to better practices (e.g., having committed to new regulations or governance codes).

Proposals to Provide an Advisory Vote on Executive Compensation

For issuers in Canada, generally support proposals seeking a say on pay, with a preference for an annual vote.

Shareholder Proposals Regarding Executive and Director Pay

Except as otherwise provided for herein, the Funds’ U.S. Guidelines with respect to shareholder proposals regarding executive and director pay shall generally apply.

General Share Issuances

Unless otherwise provided for herein, voting decisions shall generally be based on the Agent’s practice to determine support for general issuance requests (with or without preemptive rights), or related requests to repurchase and reissue shares, based on their amount relative to currently issued capital, appropriate volume and duration parameters, and market-specific considerations (e.g., priority right protections in France, reasonable levels of dilution and discount in Hong

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Kong).  Requests to reissue repurchased shares will not be supported unless a related general issuance request is also supported.

Consider specific issuance requests on a CASE-BY-CASE basis based on the proposed use and the company’s rationale.

Generally, vote AGAINST proposals to issue shares (with or without preemptive rights), convertible bonds, or warrants, to grant rights to acquire shares, or to amend the corporate charter relative to such issuances or grants when concerns have been identified by the Agent with respect to inadequate disclosure, inadequate restrictions on discounts, failure to meet the Agent’s standards for general issuance requests, or authority to refresh share issuance amounts without prior shareholder approval.

Generally, vote AGAINST nonspecific proposals authorizing excessive discretion to a board.

Increases in Authorized Capital

Unless otherwise provided for herein, voting decisions should generally be based on the Agent’s approach, as follows.  Generally:

•                  Vote FOR nonspecific proposals, including bundled proposals, to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

•                  Vote FOR specific proposals to increase authorized capital, unless:

•                  The specific purpose of the increase (such as a share-based acquisition or merger) does not meet these Guidelines for the purpose being proposed; or

•                  The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

•                  Vote AGAINST proposals to adopt unlimited capital authorizations.

•                  The Agent’s market-specific exceptions to the above parameters shall be applied.

Preferred Stock

Unless otherwise provided for herein, voting decisions should generally be based on the Agent’s approach, including:

•                  Vote FOR the creation of a new class of preferred stock or issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

•                  Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets the Agent’s guidelines on equity issuance requests.

•                  Vote AGAINST the creation of (1) a new class of preference shares that would carry superior voting rights to the common shares or (2) blank check preferred stock, unless the board states that the authorization will not be used to thwart a takeover bid.

Poison Pills/Protective Preference Shares

Generally, vote AGAINST management proposals in connection with poison pills or anti-takeover activities (e.g., disclosure requirements or issuances, transfers, or repurchases) that do not meet the Agent’s standards.  Generally vote in accordance with Agent’s recommendation to withhold support from a nominee in connection with poison pill or anti-takeover considerations

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when responsibility for the actions can be reasonably attributed to the nominee.  Generally DO NOT VOTE AGAINST director remuneration in connection with poison pill considerations raised by the Agent.

Waiver on Tender-Bid Requirement

Generally, consider proposals on a CASE-BY-CASE basis seeking a waiver for a major shareholder or concert party from the requirement to make a buyout offer to minority shareholders, voting FOR when little concern of a creeping takeover exists and the company has provided a reasonable rationale for the request, and with voting decisions generally based on the Agent’s approach to evaluating such requests.

Approval of Financial Statements and Director and Auditor Reports

Generally, vote FOR management proposals seeking approval of financial accounts and reports, unless there is concern about the company’s financial accounts and reporting, which, in the case of related party transactions, would include concerns raised by the Agent regarding inadequate disclosure, remuneration arrangements (including severance/termination payments exceeding local standards for multiples of annual compensation), or consulting agreements with non-executive directors.  Unless otherwise provided for herein, reports not receiving the Agent’s support due to other concerns regarding severance/termination payments not otherwise supported by these Guidelines shall be considered on a CASE-BY-CASE basis, factoring in the merits of the rationale or disclosure provided and generally voted FOR if the overall remuneration package and/or program at issue appears reasonable and the board and/or responsible committee meet exchange or market standards for independence.  Generally, vote AGAINST board-issued reports receiving a negative recommendation from the Agent due to concerns regarding independence of the board or the presence of non-independent directors on the audit committee.  However, generally do not withhold support from such proposals in connection with remuneration practices otherwise supported under these Guidelines or as a means of expressing disapproval of broader practices of the issuer or its board.

Remuneration of Auditors

Generally, vote FOR proposals to authorize the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.

Indemnification of Auditors

Generally, vote AGAINST proposals to indemnify auditors.

Ratification of Auditors and Approval of Auditors’ Fees

For Canadian issuers, the Funds’ U.S. Guidelines with respect to auditors and auditor fees shall apply.

For other markets, generally, follow the Agent’s standards for proposals seeking auditor ratification or approval of auditors’ fees, which generally indicate a vote FOR such proposals if the level of disclosure and independence meet the Agent’s standards.  However, if fees for non-audit services (excluding significant, one-time events) exceed 50 percent of total auditor fees, consider on a CASE-BY-CASE basis, and vote AGAINST ratification of auditors or approval of auditors’ fees opposed by the Agent if it appears that remuneration for the non-audit work is so lucrative as to taint the auditor’s independence, including circumstances where no rationale is provided.

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In other cases, generally vote FOR such proposals unless there are material concerns raised by the Agent about the auditor’s practices or independence.

Audit Commission

Consider nominees to the audit commission on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such candidates.

Allocation of Income and Dividends

With respect to Japanese companies, consider management proposals concerning allocation of income and the distribution of dividends, including adjustments to reserves to make capital available for such purposes, on a CASE-BY-CASE basis, generally voting with the Agent’s recommendations to support such proposals unless:

•                  The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

•                  The payout is excessive given the company’s financial position.

Generally vote FOR such proposals by issuers in other markets.

In any markets, in the event management offers multiple dividend proposals on the same agenda, consider on a CASE-BY-CASE basis, with primary consideration given to input from the relevant Investment Professional(s) and voting decisions generally based on the Agent’s recommendation if no input is received.

Stock (Scrip) Dividend Alternatives

Generally, vote FOR most stock (scrip) dividend proposals, but vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Debt Instruments and Issuance Requests

Generally, vote AGAINST proposals authorizing excessive discretion to a board to issue or set terms for debt instruments (e.g., commercial paper).  Generally, vote FOR debt issuances for companies when the gearing level (current debt-to-equity ratio) is between zero and 100 percent.  Review on a CASE-BY-CASE basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent, or for which inadequate disclosure precludes calculation of the gearing level, comparing any such proposed debt issuance to industry and market standards, and with voting decisions generally based on the Agent’s approach to evaluating such requests.

Financing Plans

Generally, vote FOR the adoption of financing plans if they are in the best economic interests of shareholders.

Related Party Transactions

Consider related party transactions on a CASE-BY-CASE basis.  Generally, vote FOR approval of such transactions unless the agreement requests a strategic move outside the company’s charter, contains unfavorable or high-risk terms (e.g., deposits without security interest or guaranty), or is deemed likely to have a negative impact on director independence.

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Approval of Donations

Generally, vote AGAINST such proposals unless adequate, prior disclosure of amounts is provided; if so, single- or multi-year authorities may be supported.

Capitalization of Reserves

Generally, vote FOR proposals to capitalize the company’s reserves for bonus issues of shares or to increase the par value of shares, unless concerns not otherwise supported under these Guidelines are raised by the Agent.

Investment of Company Reserves

These proposals should generally be analyzed on a CASE-BY-CASE basis, with primary consideration given to input from the relevant Investment Professional(s).

Article and Bylaw Amendments

Review on a CASE-BY-CASE basis all proposals seeking adoption of, or amendments to, the articles of association, bylaws, or related board policies.

Generally, vote FOR the proposal if:

•                  The change or policy is editorial in nature;

•                  Shareholder rights are protected;

•                  There is negligible or positive impact on shareholder value;

•                  Management provides adequate reasons for the amendments or the Agent otherwise supports management’s position;

•                  It seeks to discontinue and/or delist a form of the issuer’s securities when the relevant Fund does not hold the affected security type;

•                  Notice or disclosure requirements are reasonable; or

•                  The company is required to do so by law (if applicable).

Generally, vote AGAINST the proposal if:

•                  It removes or lowers quorum requirements for board or shareholder meetings below levels recommended by the Agent;

•                  It reduces relevant disclosure to shareholders;

•                  It seeks to align the articles with provisions of another proposal not supported by these Guidelines;

•                  It is not supported under these Guidelines, is presented within a bundled proposal, and the negative impact, on balance, outweighs any positive impact; or

•                  It imposes a negative impact on existing shareholder rights, including rights of the Funds, or diminishes accountability to shareholders to the extent that any positive impact would not be deemed to be sufficient to outweigh removal or diminution of such rights.

With respect to article amendments for Japanese companies:

•                  Generally vote FOR management proposals to amend a company’s articles to expand its business lines.

•                  Generally vote FOR management proposals to amend a company’s articles to provide for an expansion or reduction in the size of the board, unless the expansion/reduction is clearly disproportionate to the growth/decrease in the scale of the business or raises anti-takeover concerns.

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•                  If anti-takeover concerns exist, generally vote AGAINST management proposals, including bundled proposals, to amend a company’s articles to authorize the Board to vary the annual meeting record date or to otherwise align them with provisions of a takeover defense.

•                  Generally follow the Agent’s guidelines with respect to management proposals regarding amendments to authorize share repurchases at the board’s discretion, voting AGAINST proposals unless there is little to no likelihood of a creeping takeover or constraints on liquidity (free float of shares is low), and where the company is trading at below book value or is facing a real likelihood of substantial share sales; or where this amendment is bundled with other amendments which are clearly in shareholders’ interest.

Other Business

In connection with global proxies, vote in accordance with the Agent’s market-specific recommendations on management proposals for Other Business, generally AGAINST.

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STATEMENT OF ADDITIONAL INFORMATION

April 30, 2013

ING PARTNERS, INC.

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

(800) 992-0180

ING Solution Aggressive Portfolio	ING Solution 2020 Portfolio
Class/Ticker: ADV/IAVAX; I/IAVIX; S/IAVSX; S2/IAVTX	Class/Ticker: ADV/ISNAX; I/ISNBX; S/ISNCX; S2/ISNDX; T/ISNEX

ING Solution Balanced Portfolio (formerly, ING Solution Growth Portfolio) Class/Ticker: ADV/ISGAX; I/ISGJX; S/ISGKX; S2/ISGTX	ING Solution 2025 Portfolio Class/Ticker: ADV/ISZAX; I/ISZIX; S/ISZSX; S2/ISPBX; T/ISZTX

ING Solution Conservative Portfolio	ING Solution 2030 Portfolio
Class/Ticker: ADV/ICGAX; I/ICGIX; S/ICGSX; S2/ICGTX	Class/Ticker: ADV/ISNFX; I/ISNGX; S/ISNHX; S2/ISNIX; T/ISNJX

ING Solution Income Portfolio	ING Solution 2035 Portfolio
Class/Ticker: ADV/ISWAX; I/ISWIX; S/ISWSX; S2/IJKBX; T/ISWTX	Class/Ticker: ADV/ISQAX; I/ISQIX; S/ISQSX; S2/ISPCX; T/ISQTX

ING Solution Moderately Aggressive	ING Solution 2040 Portfolio
Portfolio (formerly, ING Solution Aggressive Growth Portfolio)	Class/Ticker: ADV/ISNKX; I/ISNLX; S/ISNMX; S2/ISNNX; T/ISNOX
Class/Ticker: ADV/IAGAX; I/IAGIX; S/IAGSX; S2/IAGTX
ING Solution 2045 Portfolio
ING Solution Moderately Conservative Portfolio (formerly, ING Solution Moderate Portfolio) Class/Ticker: ADV/ISPGX; I/ISPRX; S/ISPSX; S2/ISPTX	Class/Ticker: ADV/ISRAX; I/ISRIX; S/ISRSX; S2/ISPDX; T/ISRTX
ING Solution 2050 Portfolio
ING Solution 2015 Portfolio Class/Ticker: ADV/ISOAX; I/ISOIX; S/ISOSX; S2/ISPAX; T/ISOTX	Class/Ticker: ADV/ISNPX; I/ISNQX; S/ISNRX; S2/ISNSX; T/ISNTX
ING Solution 2055 Portfolio
Class/Ticker: ADV/IASPX; I/IISPX; S/ISSPX; S2/ITSPX; T/ISTPX

Adviser Class, Initial Class, Service Class, Service 2 Class, and Class T Shares

This Statement of Additional Information (“SAI”) related to the series listed above (each, a “Portfolio” and collectively, the “Portfolios”) of ING Partners, Inc. (“Company”). A prospectus or prospectuses (each, a “Prospectus” and collectively, the “Prospectuses”) for the Portfolios dated April 30, 2013, that provide the basic information you should know before investing in the Portfolios, may be obtained without charge from the Portfolios or the Portfolios’ principal underwriter, ING Investments Distributor, LLC (“Distributor”), at the address or phone number listed above. This SAI is not a prospectus, but is incorporated therein by reference and should be read in conjunction with the Prospectuses each dated April 30, 2013, which have been filed with the U.S. Securities and Exchange Commission (“SEC”).

The information in the SAI expands on the information contained in the Prospectuses and any supplements thereto. The Portfolios’ financial statements and the independent registered public accounting firm’s report thereon, included in the Portfolios’ annual shareholder report dated December

31, 2012, are incorporated herein by reference. Copies of the Prospectuses and annual or unaudited semi-annual shareholder reports may be obtained upon request and without charge by contacting the Company at the address or phone number above. Capitalized terms not defined in this SAI are used as defined terms in the Prospectuses.

Shares of the Portfolios are sold to insurance company separate accounts (“Separate Accounts”), so that the Portfolios may serve as investment options under variable life insurance policies and variable annuity contracts issued by insurance companies (“Variable Contracts”).  The Portfolios also may sell their shares to certain other investors, such as qualified pension and retirement plans (“Qualified Plans”), insurance companies, and any investment adviser to the Portfolios as well as to the general accounts of any insurance company whose Separate Account holds shares of the Portfolios.  Shares of the Portfolios are currently offered to Separate Accounts of insurance companies that are subsidiaries of ING Groep N.V. (“ING Groep”).  For information on allocating premiums and cash values under the terms of the Variable Contracts, see the prospectus for your Variable Contract.

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INTRODUCTION	4
HISTORY OF THE COMPANY	4
SUPPLEMENTAL DESCRIPTION OF INVESTMENTS AND RISKS	4
FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT RESTRICTIONS	108
PORTFOLIO TURNOVER	110
MANAGEMENT OF THE COMPANY	114
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS	131
CODE OF ETHICS	137
PROXY VOTING PROCEDURES	137
ADVISER	138
INVESTMENT COMMITTEE	143
SUB-ADVISER	145
PRINCIPAL UNDERWRITER	149
RULE 12B-1 PLANS AND SHAREHOLDER SERVICE PLANS	150
EXPENSES	159
ADMINISTRATOR	159
OTHER SERVICE PROVIDERS	161
PORTFOLIO TRANSACTIONS	161
PURCHASE AND REDEMPTION OF SHARES	166
NET ASSET VALUE	167
TAX CONSIDERATIONS	169
CALCULATION OF PERFORMANCE DATA	173
COMBINATION WITH ING SOLUTION INCOME PORTFOLIO	176
FINANCIAL STATEMENTS	177
APPENDIX A	A-1
APPENDIX B	B-1

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INTRODUCTION

This SAI is designed to elaborate upon information contained in the Portfolios’ Prospectuses for the Adviser Class (“Class ADV”), Initial Class (“Class I”), Service Class (“Class S”), Service 2 Class (“Class S2”) and Class T shares of the Portfolios, including the discussion of certain securities and investment techniques. The more detailed information contained in the SAI is intended for investors who have read the Prospectuses and are interested in a more detailed explanation of certain aspects of some of the Portfolios’ securities and investment techniques.  Some of the Portfolios’ investment techniques are described only in the Prospectuses and are not repeated herein.

HISTORY OF THE COMPANY

The Company is a Maryland corporation registered as an open-end management investment company. The Company commenced operations on November 28, 1997.  The Company changed its name from Portfolio Partners, Inc. to ING Partners, Inc. effective May 1, 2002.

The Company is authorized to issue multiple series and classes of shares, each with different investment objectives, policies and restrictions.  The Company currently has authorized 42 portfolios. However, not all of the portfolios offered are contained in this SAI.   The following Portfolios are described in this SAI:  ING Solution Aggressive Portfolio, ING Solution Balanced Portfolio, ING Solution Conservative Portfolio, ING Solution Income Portfolio, ING Solution Moderately Aggressive Portfolio, ING Solution Moderately Conservative Portfolio, ING Solution 2015 Portfolio, ING Solution 2020 Portfolio, ING Solution 2025 Portfolio, ING Solution 2030 Portfolio, ING Solution 2035 Portfolio, ING Solution 2040 Portfolio, ING Solution 2045 Portfolio, ING Solution 2050 Portfolio, and ING Solution 2055 Portfolio.

ING Funds Service Providers

The following table reflects various ING services providers, their historical names, and the service they provide:

Current Name	Previous Name(s)	Service
ING Investments, LLC	ING Pilgrim Investments, LLC	Investment Adviser
ING Pilgrim Investments, Inc.
Pilgrim American Investments

Directed Services LLC	Directed Services, Inc.	Investment Adviser

ING Investments Distributor, LLC	ING Funds Distributor, LLC	Distributor
ING Funds Distributor, Inc.
ING Pilgrim Securities, Inc.
Pilgrim America Securities, Inc.

ING Funds Services, LLC	ING Pilgrim Group, LLC	Administrator
ING Pilgrim Group, Inc.
Pilgrim Group, Inc.
Pilgrim Group America, Inc.

SUPPLEMENTAL DESCRIPTION OF INVESTMENTS AND RISKS

Investments, Investment Strategies, and Risks

The Portfolios normally invest all of their assets in shares of other ING Funds (“Underlying Funds”), as described in the Prospectuses and may also invest in derivatives, including futures and swaps (including

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interest rate swaps, total return swaps, and credit default swaps), to make tactical asset allocations, minimize risk and assist in managing cash. The Portfolios may also invest in exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).

The following pages identify various securities and investment techniques used by the adviser or sub-adviser of the Underlying Funds along with the risks associated with them. As a general matter, the Portfolios do not invest directly in securities. However, the Portfolios are subject to the risks described below indirectly through their investment in the Underlying Funds. The Underlying Funds may use any or all of these techniques at any one time, and the fact that an Underlying Fund may use a technique does not mean that the technique will be used.  An Underlying Fund’s transactions in a particular type of security or use of a particular technique is subject to limitations imposed by the Underlying Fund’s investment objective, policies, and restrictions described in the Underlying Fund’s prospectuses and/or in this SAI, as well as the federal securities laws.  There can be no assurance that any of the Underlying Funds or the Portfolios will achieve their respective investment objective.  Each Portfolio’s investment objective, policies, investment strategies, and practices are non-fundamental unless otherwise indicated.  The descriptions of the securities and investment techniques in this section supplement the discussion of principal investment strategies contained in the Portfolios’ and Underlying Funds’ Prospectuses.  Where a particular type of security or investment technique is not discussed in the Underlying Funds’ or the Portfolios’ Prospectuses, that security or investment technique is not a principal investment strategy, and the Underlying Fund or Portfolios will not investment more than 5% of its assets in such security or investment technique. See the Underlying Funds’ or the Portfolios’ fundamental investment restrictions for further information.

EQUITY SECURITIES

The value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than debt instruments.

While some countries or companies may be regarded as favorable investments, pure fixed-income opportunities may be unattractive or limited due to insufficient supply, legal, or technical restrictions. In such cases, an Underlying Fund may consider convertible securities or equity securities to gain exposure to such investments.

At times, in connection with the restructuring of a preferred stock or debt instruments either outside of bankruptcy court or in the context of bankruptcy court proceedings, an Underlying Fund may determine or be required to accept equity securities, such as common stocks, in exchange for all or a portion of a preferred stock or debt instruments. Depending upon, among other things, ING’s evaluation of the potential value of such securities in relation to the price that could be obtained by an Underlying Fund at any given time upon sale thereof, the Underlying Fund may determine to hold such securities in its portfolio.

The market price of equity securities owned by an Underlying Fund may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The value of an equity security may also decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer’s goods or services.

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Common Stocks

Common stocks represent an equity (ownership) interest in a company. This ownership interest generally gives an Underlying Fund the right to vote on measures affecting the company’s organization and operations. Except for Underlying Funds that are non-diversified, such investments will be diversified over a cross-section of industries and individual companies.  Some of these companies will be organizations with market capitalizations of $500 million or less or companies that have limited product lines, markets and financial resources and are dependent upon a limited management group.  Examples of possible investments include emerging growth companies employing new technology, cyclical companies, initial public offerings of companies offering high growth potential, or other corporations offering good potential for high growth in market value.  The securities of such companies may be subject to more abrupt or erratic market movements than larger, more established companies because the securities typically are traded in lower volume and because the issuers typically are subject to a greater degree to changes in earnings and prospects.

Other types of equity securities may also be purchased such as convertible securities, preferred stocks, rights, warrants, or other securities that are exchangeable for, or otherwise providing similar exposure to, shares of common stocks.

Convertible Securities

A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into specified number of shares of common stocks. A convertible bond or convertible preferred stocks give the holder the option of converting these securities into common stocks. Some convertible securities contain a call feature whereby the issuer may redeem the security at a stipulated price, thereby limiting the possible appreciation.

By investing in convertible securities, an Underlying Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stocks into which the securities are convertible, while investing at a better price than may be available on the common stocks or obtaining a higher fixed rate of return than is available on the common stocks.

The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock).  The credit standing of the issuer and other factors may also affect the investment value of a convertible security.  The conversion value of a convertible security is determined by the market price of the underlying common stock.  If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value.  To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value.

Before conversion, convertible securities have characteristics similar to non-convertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.  As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not depreciate to the same extent as the underlying common stock.  Convertible securities rank senior to common stocks in an issuer’s capital structure and consequently entail less risk than the issuer’s common stocks.

The market value of convertible debt securities tends to vary inversely with the level of interest rates.

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The value of the security declines as interest rates increase and increases as interest rates decline.  Although under normal market conditions longer term debt securities have greater yields than do shorter-term debt securities of similar quality, they are subject to greater price fluctuations.  A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security.  If a convertible security held by an Underlying Fund is called for redemption, the Underlying Fund must permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.  Rating requirements do not apply to convertible debt securities purchased by the Underlying Funds because the Underlying Funds purchase such securities for their equity characteristics.

Corporate Reorganizations

Indebtedness and participations, secured and unsecured, of debtor companies involved in reorganization or financial restructuring may be in the form of loans, notes, bonds, or debentures.  In general, securities that are the subject of a tender or exchange offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or proposal.  The increased market price of these securities may also discount what the stated or appraised value of the security would be in the contemplated action were approved or consummated.  These investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of these contingencies requires unusually broad knowledge and experience on the part of an Underlying Fund’s sub-adviser that must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offer or as well as the dynamics of the business climate when the offer or proposal is in progress.

Gold and Other Precious Metals

An Underlying Fund may invest in gold bullion and coins, other precious metals (silver or platinum) bullion, and in futures contracts with respect to such metals.

Precious metals will not be purchased in any form that is not readily marketable and gold coins will be purchased for their intrinsic value only (i.e., coins will not be purchased for their numismatic value). Any metals purchased by an Underlying Fund will be delivered to, and stored with, a qualified custodian bank.  Precious metals investments do not generate interest or dividend income.

Precious metal investments are considered speculative and are affected by various worldwide economic, financial, and political factors.  Prices may fluctuate sharply over short time periods due to changes in inflation expectations in various countries, metal sales by central banks of governments or international agencies, speculation, changes in industrial and commercial demand, and governmental prohibitions or restriction on the private ownership of certain precious metals or minerals. Furthermore, at the present time, there are four major producers of gold bullion: the Republic of South Africa, the United States, Canada, and Australia.  Political and economic conditions in these countries will have a direct effect on the mining and distribution of gold and, consequently, on its price. Many of these risks may also affect the value of securities of companies engaged in operations respecting gold and other precious metals.

Hard Asset Securities

The production and marketing of hard assets or global resources may be affected by actions and changes

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in governments. In addition, hard asset companies and securities of hard asset companies may be cyclical in nature. During periods of economic or financial instability, the securities of some hard asset companies may be subject to broad price fluctuations, reflecting volatility of energy and basic materials prices, and possible instability of supply of various hard assets.  In addition, some hard asset companies may also be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazards associated with natural resources, such as fire, drought, increased regulatory and environmental costs, and others. Securities of hard asset companies may also experience greater price fluctuations than the relevant hard asset.  In periods of rising hard asset prices, such securities may rise at a faster rate and, conversely, in time of falling hard asset prices, such securities may suffer a greater price decline.

Initial Public Offerings (“IPOs”)

IPOs occur when a company first offers its securities to the public.  Although companies can be any age or size at the time of their IPO, they are often smaller and have a limited operating history, which involves a greater potential for the value of their securities to be impaired following the IPO.

Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.  In addition, all of the factors that affect stock market performance may have a greater impact on the shares of IPO companies.

The price of a company’s securities may be highly unstable at the time of its IPO and for a period thereafter, due to market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available and limited availability of investor information.  As a result of this or other factors, an Underlying Fund’s adviser or sub-adviser might decide to sell an IPO security more quickly than it would otherwise, which may result in a significant gain or loss and greater transaction costs to the Underlying Fund.  Any gains from shares held for one (1) year or less will be treated as short-term gains, taxable as ordinary income to the Underlying Funds’ shareholders.  In addition, IPO securities may be subject to varying patterns of trading volume and may, at times, be difficult to sell without an unfavorable impact on prevailing prices.

The effect of an IPO investment can have a magnified impact on an Underlying Fund’s performance when the Underlying Fund’s asset base is small.  Consequently, IPOs may constitute a significant portion of an Underlying Fund’s returns particularly when the Underlying Fund is small.  Since the number of securities issued in an IPO is limited, it is likely that IPO securities will represent a smaller component of an Underlying Fund’s assets as it increases in size and therefore have a more limited effect on the Underlying Fund’s performance in the future.

There can be no assurance that IPOs will continue to be available for the Underlying Funds to purchase.  The number or quality of IPOs available for purchase by the Underlying Funds may vary, or entirely disappear.  In some cases, the Underlying Funds may not be able to purchase IPOs at the offering price, but may purchase the shares in the aftermarket at a price greatly exceeding the offering price, making it more difficult for the Underlying Funds to realize a profit.

Internet and Internet-Related Companies

Internet and Internet-related companies are generally subject to a rate of change in technology which is higher than other industries and often requires extensive and sustained investment in research and development.  As a result, Internet and Internet-related companies are exposed to the risk of rapid product obsolescence. Changes in governmental policies, such as telephone and cable regulations and anti-trust

8

enforcement, and the need for regulatory approvals may have an adverse effect on the products, services, and securities of Internet and Internet-related companies.  Internet and Internet-related companies may also produce or use products or services that prove commercially unsuccessful.  In addition, intense worldwide competitive pressures and changing demand, evolving industry standards, challenges in achieving product capability, loss of patent protection or proprietary rights, reduction or interruption in the supply of key components, changes in strategic alliances, frequent mergers or acquisitions, or other factors can have a significant effect on the financial conditions of companies in these industries.  Competitive pressures in the Internet and Internet-related industries may affect negatively the financial condition of Internet and Internet-related companies.  Internet and Internet-related companies are also subject to the risk of service disruptions, and the risk of losses arising out of litigation related to these losses.  Many Internet companies have exceptionally high price-to-earnings ratios with little or no earnings.

Risk Considerations Regarding the Internet Industry

The value of an Underlying Fund’s shares invested in the Internet industry will fluctuate based upon risk factors affecting the Internet industry and related industries. Stocks of many Internet companies for which IPOs occurred recently have been trading below their initial offering price. Further, many Internet and Internet-related companies have incurred losses since their inception, may continue to incur losses for an extended period of time and may never achieve profitability. Products developed by these companies may be commercially unsuccessful and subject to rapid obsolescence as the market in which many Internet companies compete is characterized by rapidly changing technology, evolving industry standards, frequent new service and product announcements, introductions and enhancements, and changing customer demands. The failure of an Internet company to adapt to such changes could have a material adverse effect on the company’s business, results of operations and financial condition. In addition, the widespread adoption of new Internet, networking, telecommunications technologies, or other technological changes could require substantial expenditures by an Internet company to modify or adapt its services or infrastructure, which could have a material adverse effect on an Internet company’s business, results of operations and financial condition.

Master Limited Partnerships (“MLPs”)

Certain companies are organized as MLPs in which ownership interests are publicly traded. MLPs often own several properties or businesses (or directly own interests) that are related to real estate development and oil and gas industries, but they may also finance motion pictures, research and development and other projects. Generally, a MLP is operated under the supervision of one or more managing general partners. Limited partners (like a fund that invests in a MLP) are not involved in the day-to-day management of the partnership. They are allocated income and capital gains associated with the partnership project in accordance with the terms established in the partnership agreement. The risks of investing in a MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be less protections afforded investors in a MLP than investors in a corporation. Additional risks involved with investing in a MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate or oil and gas industries.

Mid- and/or Small-Capitalization Companies

Investments in mid- and/or small-capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines, and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volumes

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typical on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. The trading volume of securities of mid-capitalization and small-capitalization companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them rise more in response to buying demand and fall more in response to selling pressure than is the case with larger companies.

Other Investment Companies

An investment company is a company engaged in the business of pooling investors’ money and trading in securities for them. Examples include face-amount certificate companies, unit investment trusts and management companies.

Generally, a portfolio or an Underlying Fund is limited in the degree to which it may invest in shares of another investment company in that it may not, at the time of the purchase: (i) acquire more than 3% of the outstanding voting shares of the investment company; (ii) invest more than 5% of its total assets in the investment company; or (iii) invest more than 10% of its total assets in all investment company holdings.  A portfolio or Underlying Fund may invest beyond these limits to the extent permitted under the 1940 Act or to the extent it operates under an exemptive order exempting it from the provisions of the 1940 Act.

For so long as shares of a portfolio or an Underlying Fund are purchased by another fund in reliance on Section 12(d)(1)(G) of the 1940 Act, the portfolio or the Underlying Fund will not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

There are some potential disadvantages associated with investing in other investment companies.  In addition to the advisory and operational fees a portfolio or an Underlying Fund bears directly in connection with its own operation, the portfolio or Underlying Fund would also bear its pro rata portions of each other investment company’s advisory and operational expenses.  When a portfolio or an Underlying Fund invests in other investment companies, you indirectly pay a proportionate share of the expenses of that other investment company (including management fees, administration fees, and custodial fees) in addition to the expenses of the portfolio or Underlying Fund.

Exchange-Traded Funds (“ETFs”)

An ETF is an investment company whose goal is to track or replicate a desired index, such as a sector, market or global segment. ETFs are traded on exchanges and are traded similarly to a publicly traded company. Consequently, the risks and costs are similar to that of a publicly traded company. The goal of a passive ETF is to correspond generally to the price and yield performance, before fees and expenses of its underlying index. The risk of not correlating to the index is an additional risk to the investors of ETFs. Because ETFs trade on an exchange, they may not trade at net asset value (“NAV”). Sometimes, the prices of ETFs may vary significantly from the NAV of the ETF’s underlying securities. Additionally, if a portfolio or an Underlying Fund elects to redeem its ETF shares rather than selling them on the secondary market, the portfolio or the Underlying Fund may receive the underlying securities which it must then sell in order to obtain cash. Additionally, when a portfolio or an Underlying Fund invests in ETF’s, shareholders of the portfolio or the Underlying Fund bear their proportionate share of the underlying ETF’s fees and expenses.

Market Trading Risks for ETFs

Absence of Active Market. Although shares of an ETF are listed for trading on one or more stock

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exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

Risks of Secondary Listings. An ETF’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the ETF’s primary listing is maintained. There can be no assurance that the ETF’s shares will continue to trade on any such stock exchange or in any market, or that the ETF’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The ETF’s shares may be less actively traded in certain markets than others and investors are subject to the execution and settlement risks and market standards of the market where they, or their broker, direct their trades for execution. Certain information available to investors who trade ETF shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

Secondary Market Trading Risks. Shares of an ETF may trade in the secondary market at times when an ETF does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when an ETF accepts purchase and redemption orders.  Secondary market trading in ETF shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in ETF shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of ETF shares will continue to be met or will remain unchanged.

Holding Company Depositary Receipts (“HOLDRs”)

HOLDRs are trust-issued receipts that represent an Underlying Fund’s beneficial ownership of a specific group of stocks. HOLDRs involve risks similar to the risks of investing in common stock. For example, an Underlying Fund’s investments will decline in value if the underlying stocks decline in value. Because HOLDRs are not subject to concentration limits, the relative weight of an individual stock may increase substantially, causing the HOLDRs to be less diverse and creating more risk.

Index-Related Securities (“Equity Equivalents”)

Equity Equivalents are securities that enable investors to purchase or sell shares in a portfolio of securities that seeks to track the performance of an underlying index or a portion of an index.  Such Equity Equivalents include, among others, DIAMONDS (interests in a portfolio of securities that seeks to track the performance of the Dow Jones Industrial Average), SPDRs or Standard & Poor’s Depositary Receipts (interests in a portfolio of securities that seeks to track the performance of the S&P 500® Index, iShares MSCI Index Shares (“iShares”) were formerly known as World Equity Benchmark Shares (“WEBS”)  (interests in a portfolio of securities that seeks to track the performance of a benchmark index of a particular foreign country’s stocks), and the PowerShares QQQTM (“QQQQ”) (interests in a portfolio of securities of the largest and most actively traded non-financial companies listed on the NASDAQ Stock Market). Such securities are similar to index mutual funds, but they are traded on various stock exchanges or secondary markets. The value of these securities is dependent upon the performance of the underlying index on which they are based. Thus, these securities are subject to the same risks as their underlying indices as well as the securities that make up those indices. For example, if the securities comprising an index that an Equity Equivalent seeks to track perform poorly, the Equity Equivalent will lose value.

Equity Equivalents may be used for several purposes, including to simulate full investment in the underlying index while retaining a cash balance for Underlying Fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns when an Equity Equivalent is

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priced more attractively than securities in the underlying index. Because the expense associated with an investment in Equity Equivalents may be substantially lower than the expense of small investments directly in the securities comprising the indices they seek to track, investments in Equity Equivalents may provide a cost-effective means of diversifying the Underlying Fund’s assets across a broad range of equity securities.

iShares were formerly known as WEBS. WEBS were a form of ETF traded on the American Stock Exchange, now known as NYSE Amex Equities (“AMEX”).  They were re-named iShares MSCI Index Shares on March 15, 2000.  iShares track the performance of several international equity indices.  Each country index series invests in an optimized portfolio of common stocks based on that country’s Morgan Stanley Capital International benchmark country index.  The market prices of iShares are expected to fluctuate in accordance with both changes in the NAV of their underlying indices and supply and demand of iShares on the AMEX.  To date, iShares have traded at relatively modest discounts and premiums to their NAVs.  However, iShares have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares for extended periods or over complete market cycles.  In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iShares will continue to be met or will remain unchanged.  In the event substantial market or other disruptions affecting iShares should occur in the future, the liquidity and value of a portfolio’s or an Underlying Fund’s shares could also be substantially and adversely affected.  If such disruptions were to occur, a portfolio or an Underlying Fund could be required to reconsider the use of iShares as part of its investment strategy.

SPDRs are securities traded on the AMEX that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500® Index.  The SPDR Trust is sponsored by a subsidiary of the AMEX. SPDRs may be used for several reasons including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs.  The price movement of SPDRs may not perfectly parallel the price action of the S&P 500® Index.

The prices of Equity Equivalents are derived and based upon the securities held by the particular investment company. Accordingly, the level of risk involved in the purchase or sale of an Equity Equivalent is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for such instruments is based on a basket of stocks. The market prices of Equity Equivalents are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and the supply and demand for the instruments on the exchanges on which they are traded. Substantial market or other disruptions affecting an Equity Equivalent could adversely affect the liquidity and value of the shares of the Underlying Fund.

Investment Companies that Invest in Senior Loans

Some investment companies invest primarily in interests in variable or floating rate loans or notes. Senior Loans in most circumstances are fully collateralized by assets of a corporation, partnership, limited liability company or other business entity. Senior Loans vary from other types of debt in that they generally hold a senior position in the capital structure of a borrower.  Thus, Senior Loans are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors and preferred or common stockholders.

Substantial increases in interest rates may cause an increase in loan defaults as borrowers may lack resources to meet higher debt service requirements.  The value of an Underlying Fund’s assets may also be affected by other uncertainties such as economic developments affecting the market for Senior Loans or affecting borrowers generally.

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Senior Loans usually include restrictive covenants which must be maintained by the borrower. Under certain interests in Senior Loans, an investment company investing in a Senior Loan may have an obligation to make additional loans upon demand by the borrower.  Senior Loans, unlike certain bonds, usually do not have call protection.  This means that interests, while having a stated one- to ten-year term, may be prepaid, often without penalty. The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the borrower.  Prepayment would cause the actual duration of a Senior Loan to be shorter than its stated maturity.

Risks of Senior Loans

Credit Risk.  Information about interests in Senior Loans generally is not in the public domain, and interests are generally not currently rated by any nationally recognized rating service.  Senior Loans are subject to the risk of nonpayment of scheduled interest or principal payments.  Issuers of Senior Loans generally have either issued debt securities that are rated lower than investment-grade, or, if they had issued debt securities, such debt securities would likely be rated lower than investment-grade.  However, unlike other types of debt securities, Senior Loans are generally fully collateralized.

In the event of a failure to pay scheduled interest or principal payments on Senior Loans, an investment company investing in that Senior Loan could experience a reduction in its income, and would experience a decline in the market value of the particular Senior Loan so affected, and may experience a decline in the NAV or the amount of its dividends.  In the event of a bankruptcy of the borrower, the investment company could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing the Senior Loan.

Collateral.  Senior Loans typically will be secured by pledges of collateral from the borrower in the form of tangible assets and intangible assets.  In some instances, an investment company may invest in Senior Loans that are secured only by stock of the borrower or its subsidiaries or affiliates.  The value of the collateral may decline below the principal amount of the Senior Loan subsequent to an investment in such Senior Loan.  In addition, to the extent that collateral consists of stock of the borrower or its subsidiaries or affiliates, there is a risk that the stock may decline in value, be relatively illiquid, or may lose all or substantially all of its value, causing the Senior Loan to be under collateralized.

Limited Secondary Market.  Although it is growing, the secondary market for Senior Loans is currently limited.  There is no organized exchange or board of trade on which Senior Loans may be traded; instead, the secondary market for Senior Loans is an unregulated inter-dealer or inter-bank market.  Accordingly, Senior Loans may be illiquid.  In addition, Senior Loans generally require the consent of the borrower prior to sale or assignment.  These consent requirements may delay or impede an Underlying Fund’s ability to sell Senior Loans. In addition, because the secondary market for Senior Loans may be limited, it may be difficult to value Senior Loans.  Reliable market value quotations may not be readily available and valuation may require more research than for liquid securities.  In addition, elements of judgment may play a greater role in the valuation, because there is less reliable, objective data available.

Hybrid Loans.  The growth of the syndicated loan market has produced loan structures with characteristics similar to Senior Loans but which resemble bonds in some respects, and generally offer less covenant or other protections than traditional Senior Loans while still being collateralized (“Hybrid Loans”). With Hybrid Loans, an Underlying Fund may not possess a senior claim to all of the collateral securing the Hybrid Loan.  Hybrid Loans also may not include covenants that are typical of Senior Loans, such as covenants requiring the maintenance of minimum interest coverage ratios.  As a result, Hybrid Loans present additional risks besides those associated with traditional Senior Loans, although they may provide a relatively higher yield.  Because the lenders in Hybrid Loans waive or forego certain loan

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covenants, their negotiating power or voting rights in the event of a default may be diminished.  As a result, the lenders’ interests may not be represented as significantly as in the case of a conventional Senior Loan.  In addition, because an investment company’s security interest in some of the collateral may be subordinate to other creditors, the risk of nonpayment of interest or loss of principal may be greater than would be the case with conventional Senior Loans.

Subordinated and Unsecured Loans.  Certain investment companies may invest in subordinated and unsecured loans.  The primary risk arising from a holder’s subordination is the potential loss in the event of default by the issuer of the loans.  Subordinated loans in insolvency bear an increased share, relative to senior secured lenders, of the ultimate risk that the borrower’s assets are insufficient to meet its obligations to its creditors.  Unsecured loans are not secured by any specific collateral of the borrower.  They do not enjoy the security associated with collateralization and may pose a greater risk of nonpayment of interest or loss of principal than do secured loans.

Preferred Stocks

Preferred stocks represent an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends, and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stocks may pay fixed or adjustable rates of return. Preferred stocks are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stocks will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.

Unlike common stocks, preferred stocks typically may offer a stated dividend rate payable from a corporation’s earnings.  Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate.  If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline.  Preferred stocks may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline.  Dividends on some preferred stocks may be “cumulative,” requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer’s common stock.  Preferred stocks also generally have a preference over common stocks on the distribution of a corporation’s assets in the event of liquidation of the corporation and may be “participating,” which means that it may be entitled to a dividend exceeding the stated dividend in certain cases.  The rights of preferred stock on the distribution of a corporation’s assets in the event of liquidation are generally subordinate to the rights associated with a corporation’s debt securities.

Private Funds

Private funds include U.S. or foreign private limited partnerships or other investment funds. Investments in private funds may be highly speculative and volatile.  Because private funds generally are investment companies for purposes of the 1940 Act, or would be but for the exemptions provided in sections 3(c)(1) or 3(c)(7) of the 1940 Act, an Underlying Fund’s ability to invest in them will be limited. In addition, Underlying Fund shareholders will remain subject to an Underlying Fund’s expenses while also bearing their pro rata share of the operating expenses of the private funds. The ability of an Underlying Fund to dispose of interests in private funds is very limited and involves risks, including loss of the Underlying Fund’s entire investment in the private fund.

Private investment funds include a variety of pooled investments.  Generally, these pooled investments are structured as a trust, a special purpose vehicle, and are exempted from registration under the 1940 Act.

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As an investor, an Underlying Fund owns a proportionate share of the trust.  Typically, the trust does not employ a professional investment manager.  Instead, the pooled investment tracks some index by investing in the issuers or securities that comprise the index.  An Underlying Fund receives a stream of cash flows in the form of interest payments from the underlying assets or the proceeds from the sale of the underlying assets in the event those underlying assets are sold.  However, some pooled investments may not dispose of the underlying securities regardless of the adverse events affecting the issuers depending on the investment strategy utilized.  In this type of strategy, the pooled investment continues to hold the underlying securities as long as the issuers or securities remain members of the tracked index.

The pooled investments allow an Underlying Fund to synchronize the receipt of interest and principal payments and also diversify some of the risks involved with investing in debt instruments.  Because the trust holds securities of many issuers, the default of a few issuers would not impact an Underlying Fund significantly.  However, an Underlying Fund bears any expenses incurred by the trust.  In addition, an Underlying Fund assumes the liquidity risks generally associated the privately offered pooled investments.

Pooled investments that are structured as a trust contain many similarities to private funds that are structured as limited partnerships. The primary difference between the trust and the limited partnership structure is the redemption of the ownership interests. Typically, the ownership interests in a typical private fund are redeemable only by the general partners and thus are restricted from transferring from one party to another.  Conversely, the ownership interests in the trust are generally not redeemable by the trust, except under certain circumstances, and are transferable among the general public for publicly offered securities and “qualified purchasers” or “qualified institutional buyers” for privately offered securities.

An Underlying Fund cannot assure that it can achieve better results by investing in a pooled investment versus investing directly in the individual underlying assets.

Real Estate Securities and Real Estate Investment Trusts (“REITs”)

Real estate securities include investment in other real estate operating companies (“REOCs”), companies engaged in other real estate related businesses, and REITs.  REITs are trusts that sell securities to investors and use the proceeds to invest in real estate or interests in real estate. A REIT may focus on a particular project, such as apartment complexes, or geographic regions, such a the northeastern United States. A REOC is a company that derives at least 50% of its gross revenues or net profits from either: (i) the ownership, development, construction, financing, management or sale of commercial, industrial, or residential real estate; or (ii) products or services related to the real estate industry, such as building supplies or mortgage servicing.

A REIT is a corporation or business trust that meets the definitional requirements of the Internal Revenue Code of 1986, as amended (“Code”).  The Code permits a qualifying REIT to deduct from taxable income the dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass through vehicle for federal income tax purposes.  To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs), cash and government securities; derive most of its income from rents from real property or interest on loans secured by mortgages on real property; and distribute annually 90% or more of its otherwise taxable income to shareholders.

REITs are sometimes informally characterized as Equity REITs and Mortgage REITs.  An Equity REIT invests primarily in fee ownership or leasehold ownership of land and buildings; a Mortgage REIT invests primarily in mortgages on real property, which may secure construction, development, or long-term loans.

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Although an Underlying Fund will not invest directly in real estate, the Underlying Fund may invest in equity securities of issuers primarily engaged in or related to the real estate industry. Risks of real estate securities and REITs include those risks that are more closely associated with investing in real estate securities directly than with investing in the the real estate industry in general.  These risks include, among others: (i) possible periodic declines in the value of real estate generally, or in the rents and other income generated by real estate; (ii) risks related to general and local economic conditions; (iii) possible lack of availability of mortgage funds; (iv) periodic overbuilding, which creates gluts in the market; (v) extended vacancies of properties; (vi) increases in competition, property taxes, and operating expenses; (vii) changes in laws (such as zoning laws) that impair the property rights of real estate owners; (viii) costs resulting from the clean-up of, and liability to, third parties for damages resulting from environmental problems; (ix) casualty or condemnation losses; (x) uninsured damages from floods, earthquakes, or other natural disasters; (xi) limitations on and variations in rents; (xii) changes in interest rates; (xiii) acts of terrorism, war, or other acts of violence; and (xiv) adverse developments in the real estate industry.

To the extent that assets underlying the REIT’s investments are concentrated geographically, by property type, or in certain other respects, the REIT may be subject to certain of the foregoing risks to a greater extent.  Equity REITs may be affected by changes in the value of the underlying property owned by the REITs while mortgage REITs may be affected by the quality of any credit extended.  REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers, and self-liquidation.  REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investments in fixed rate obligations can be expected to rise.  Conversely, when interest rates rise, the value of a REIT’s investments in fixed rate obligations can be expected to decline.  In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Investing in REITs involves risks similar to those associated with investing in small-capitalization companies.  REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger company securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects.  By investing in REITs indirectly through an Underlying Fund, a shareholder will bear not only his proportionate share of the expenses of the Underlying Fund, but also, indirectly, similar expenses of the REITs.  REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Risks Associated with the Real Estate Industry

Although an Underlying Fund that invests in REITs does not invest directly in real estate, it does invest primarily in real estate equity securities and may concentrate its investments in the real estate industry and, therefore, an investment in the Underlying Fund may be subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others:

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•                                          possible declines in the value of real estate;

•                                          adverse general or local economic conditions;

•                                          possible lack of availability of mortgage funds;

•                                          overbuilding;

•                                          extended vacancies of properties;

•                                          increases in competition, property taxes and operating expenses;

•                                          changes in zoning or applicable tax law;

•                                          costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems;

•                                          casualty or condemnation losses;

•                                          uninsured damages from floods, earthquakes, or other natural disasters;

•                                          limitations on and variations in rents; and

•                                          unfavorable changes in interest rates.

In addition to the risks discussed above, REITs may be affected by any changes in the value of the underlying property owned by the trusts or by the quality of any credit extended.  REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing for a single or a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for special tax treatment under applicable tax credits and to maintain an exemption under the 1940 Act.  Finally, certain REITs may be self-liquidating in that a specific term of existence is provided for in the trust document and such REITs run the risk of liquidating at an economically inopportune time. To the extent an Underlying Fund invests in international REITs, such a REIT may be considered a “passive foreign investment company” which may result in an adverse situation for the Underlying Fund.

Rights

Rights are instruments, frequently distributed to an issuer’s shareholders as a dividend, that entitle the holder to purchase a specific number of shares of common stocks on a specific date or during a specific period of time. The exercise price on the rights is normally at a discount from market value of the common stocks at the time of distribution. The rights do not carry with them the right to dividends or to vote and may or may not be transferable. Rights are frequently used outside of the United States as a means of raising additional capital from an issuer’s current shareholders.

As a result, an investment in rights may be considered more speculative than certain other types of investments. In addition, the value of a right does not necessarily change with the value of the underlying securities, and rights expire worthless if they are not exercised on or prior to their expiration date.

Risk Arbitrage Securities and Distressed Companies

A merger, tender or exchange offer, or other corporate restructuring proposed at the time an Underlying Fund invests in risk arbitrage securities may not be completed on the terms or within the time frame contemplated, resulting in losses to the Underlying Fund. Debt obligations of distressed companies typically are unrated, lower rated, in default, or close to default. Also, securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies.

Small Companies

Small companies, some of which may be unseasoned, may have limited product lines, markets, or financial resources and may be dependent on a limited management group. While the markets in securities of such companies have grown rapidly in recent years, such securities may trade less frequently

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and in smaller volume than more widely held securities. The values of these securities may fluctuate more sharply than those of other securities, and an Underlying Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers’ underlying earnings potential or assets.

Some securities of smaller issuers may be restricted as to resale or may otherwise be illiquid. The ability of an Underlying Fund to dispose of such securities may be limited, and the Underlying Fund may have to continue to hold such securities during periods when its manager would otherwise have sold the security. It is possible that an Underlying Fund’s manager or an affiliate or client of the Underlying Fund’s manager may hold securities issued by the same issuers, and may in some cases have acquired the securities at different times, on more favorable terms or at more favorable prices, than the Underlying Fund which it manages.

Unseasoned Companies

Unseasoned companies are those companies with a record of less than three (3) years continuous operation including the operations of any predecessors and parents.  These companies, by their nature, have only a limited operating history that can be used for evaluating the company’s growth prospects. As a result, investment decisions for these securities may place a greater emphasis on fundamental valuation factors than would be the case for more mature companies. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

FIXED-INCOME INVESTMENTS

The value of debt instruments may be affected by changes in general interest rates and in the creditworthiness of the issuer.  Debt securities with longer maturities (for example, over ten years) are more affected by changes in interest rates and provide less price stability than securities with short-term maturities (for example, one to ten years).  Also, for each debt security, there is a risk of principal and interest default, which will be greater with higher-yielding, lower-grade securities.

Debt obligations that are deemed investment-grade carry a rating of at least Baa3 from Moody’s or BBB- from S&P, or a comparable rating from another rating agency or, if not rated by an agency, are determined by the adviser or sub-adviser to be of comparable quality. Bonds rated Baa3 or BBB- have speculative characteristics and changes in economic circumstances are more likely to lead to a weakened capacity to make interest and principal payments than higher rated bonds.

Asset-Backed Securities

Asset-backed securities represent individual interests in pools of consumer loans, home equity loans, trade receivables, credit card receivables, and other debt and are similar in structure to mortgage-backed securities. The assets are securitized either in a pass-through structure (similar to a mortgage pass-through structure) or in a pay-through structure (similar to a collateralized mortgage obligation (“CMO”) structure).  Asset-backed securities may be subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of certain types of loans underlying asset-backed securities can be expected to accelerate. Accordingly, an Underlying Fund’s ability to maintain positions in these securities will be affected by reductions in the principal amount of the securities resulting from

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prepayments, and the Underlying Fund must reinvest the returned principal at prevailing interest rates, which may be lower. Asset-backed securities may also be subject to extension risk during periods of rising interest rates.

Asset-backed securities entail certain risks not presented by mortgage-backed securities. The collateral underlying asset-backed securities may be less effective as security for payments than real estate collateral. Debtors may have the right to set off certain amounts owed on the credit cards or other obligations underlying the asset-backed security, or the debt holder may not have a first (or proper) security interest in all of the obligations backing the receivable because of the nature of the receivable or state or federal laws protecting the debtor. Certain collateral may be difficult to locate in the event of default, and recoveries on depreciated or damaged collateral may not fully cover payments due on these securities.

Asset-backed securities include Certificates for Automobile ReceivablesSM (“CARSSM”). CARSSM represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARSSM are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor’s return on CARSSM may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

Asset-backed securities can also include collateralized putable notes (“CPNs”). CPNs represent interests in the most senior tranche of CDOs and benefit from a put option provided by a highly rated counterparty. CPNs are also backed by interests in various assets, including other asset-backed securities, residential mortgage-backed securities, collateralized mortgage-backed securities, and other instruments.

It is expected that governmental, government-related, or private entities may create mortgage loan pools and other mortgage-backed securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above.  As new types of mortgage-backed securities are developed and offered to investors, investments in such new types of mortgage-backed securities may be considered for the Underlying Funds.

The credit characteristics of asset-backed securities differs in a number of respects from those of traditional debt securities. Asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to other debt obligations, and there is a possibility that recoveries on repossessed collateral may not be available to support payment on these securities.

The principal on asset-backed securities, like mortgage-backed securities, may normally be prepaid at any time, which will reduce the yield and market value of these securities.  Asset-backed securities and commercial mortgage-backed securities generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates when liquidity is available to borrowers, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates.  During such periods, reinvestment of the prepayment proceeds by an Underlying Fund will generally be at lower rates of return than the return on the assets which were prepaid.  Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection.  An Underlying Fund’s investments in commercial mortgage-backed

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securities with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks.  Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection.  While asset-backed securities are designed to allocate risk from pools of their underlying assets, the risk allocation techniques may not be successful, which could lead to the credit risk of these investments being greater than indicated by their ratings. The value of asset-backed securities may be further affected by downturns in the credit markets or the real estate market.  It may be difficult to value these instruments because of the transparency or liquidity of some underlying investments, and these instruments may not be liquid.  Finally, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

The coupon rate of interest on mortgage-backed and asset-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool by the amount of the fees paid to the mortgage pooler, issuer, and/or guarantor.  Actual yield may vary from the coupon rate.  However, if such securities are purchased at a premium or discount, traded in the secondary market at a premium or discount, or to the extent that the underlying assets are prepaid as noted above.

Corporate Asset-Backed Securities

Corporate asset-backed securities, which are issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties.

Corporate asset-backed securities present certain risks.  For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral.  Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due.  Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations.  If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables.  In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables.  Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.  The underlying assets (e.g., loans) are also subject to prepayments which shorten the securities’ weighted average life and may lower their return.

Corporate asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.  To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories:  (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets.  Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion.  Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties.  An Underlying Fund will not pay any additional or separate fees for credit support.  The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets.  Delinquency or loss in excess of that anticipated or failure of credit support could adversely affect the return on an investment in such a security.  Privately-issued asset-backed securities will not be treated as constituting a single, separate industry.

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Banking Industry, Savings Industry Obligations, and Short-Term Investments

Banking industry obligations include: (i) certificates of deposit, and time deposits; (ii) bankers’ acceptances; and (iii) other short-term debt obligations issued by commercial banks. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return.  Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.  Certificates of deposit and bankers’ acceptances acquired by an Underlying Fund will be dollar denominated obligations of domestic or foreign banks or financial institutions which, at the time of purchase, have capital, surplus, and undivided profits in excess of $100 million (including assets of both domestic and foreign branches) based on latest published reports or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. government.

Fixed time deposits are Savings and Loan Association (“S&L”) obligations payable at a stated maturity date and bearing interest at a fixed rate.  Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation.  There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, because there is no market for such deposits.  An Underlying Fund will not invest in fixed time deposits: (1) which are not subject to prepayment; or (2) which provide for withdrawal penalties upon prepayment (other than overnight deposits), if, in the aggregate, more than 10% or 15%, depending on the Underlying Fund, of its net assets would be invested in such deposits, in repurchase agreements maturing in more than seven days, and in other illiquid assets.

When an Underlying Fund holds instruments of foreign banks or financial institutions, it may be subject to additional risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Domestic banks and foreign banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged.  In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions.  General economic conditions, as well as exposure to credit losses arising from possible financial difficulties of borrowers, play an important part in the operations of the banking industry.  Federal and state laws and regulations require domestic banks to maintain specified levels of reserves, limited the amount which they can loan to a single borrower, and subject them to other regulations designed to promote financial soundness.  However, such laws and regulations do not necessarily apply to foreign bank obligations that an Underlying Fund may acquire.

For foreign banks there is a possibility that liquidity could be impaired because of:  (i) future political and economic developments; (ii) the obligations may be less marketable than comparable obligations of U.S. banks; (iii) a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; (iv) foreign deposits may be seized or nationalized; (v) foreign governmental restrictions (such as foreign exchange controls) may be adopted which might adversely affect the payment of principal and interest on those obligations; and (vi) the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks.  In addition, the accounting, auditing, and financial reporting standards, practices, and requirements applicable to foreign banks may differ from those applicable to U.S. banks.  In that connection, foreign banks are not subject to examination by any U.S. government agency or instrumentality.

In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under its investment objectives and policies stated above and in its Prospectuses, an Underlying Fund may make

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interest-bearing time or other interest-bearing deposits in commercial or savings banks.  Fixed time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Savings Industry Obligations

An Underlying Fund may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. government.

Commercial Paper, Short-Term Notes, and Other Corporate Obligations

Commercial paper consists of unsecured promissory notes issued by corporations.  Issues of commercial paper and short-term notes will normally have maturities of less than nine (9) months and fixed rates of return, although such instruments may have maturities of up to one (1) year.

Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than supported by commercial paper.  While such obligations generally have maturities of ten (10) years or more, certain Underlying Fund may purchase corporate obligations which have remaining maturities of one (1) year or less from the date of purchase and which are rated AA or higher by Standard & Poor’s Ratings Services (“S&P”) or Aa or higher by Moody’s Investors Service, Inc. (“Moody’s”), or have received a comparable rating by another nationally recognized statistical rating organization (“NRSRO”).

Collateralized Debt Obligations (“CDOs”)

CDOs include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), and other similarly structured securities.  CBOs and CLOs are types of asset-backed securities.  A CBO is a trust which is backed by a diversified pool of high risk, below investment-grade debt instruments.  A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment-grade or equivalent unrated loans.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield.  The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances.  Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment-grade.  Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which an Underlying Fund invests.  Normally, CBOs, CLOs, and other CDOs are privately offered and sold, and thus, are not registered under the securities laws.  As a result, investments in CDOs may be characterized by an Underlying Fund as illiquid securities however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A securities transactions.  In addition to the normal risks associated with debt instruments discussed elsewhere in this SAI and the Company’s prospectuses (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but are not limited to:  (i) the possibility that distributions from collateral securities will not be adequate to make

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interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Underlying Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Commercial Paper

Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which, the lender may determine to invest varying amounts.

An Underlying Fund may invest in commercial paper (including variable rate master demand notes and extendable commercial notes) denominated in U.S. dollars and issued by U.S. corporations or foreign corporations.  Unless otherwise indicated in the investment policies for an Underlying Fund, it may invest in commercial paper:  (i) rated, at the date of investment, Prime-1 or Prime-2 by Moody’s or Fitch Ratings (“Fitch”) or A-1 or A-2 by S&P; (ii) if not rated by either Moody’s, Fitch, or S&P, issued by a corporation having an outstanding debt issue rated A or better by Moody’s or S&P; or (iii) if not rated, are determined to be of an investment quality comparable to rated commercial paper in which the Underlying Fund may invest.

Commercial paper obligations may include variable rate demand notes. These notes are obligations that permit investment of fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between an Underlying Fund, as lender, and the borrower.  These notes permit daily changes in the amounts borrowed.  The lender has the right to increase or decrease the amount under the note, at any time, up to the full amount provided by the note agreement; and the borrower may prepay up to the full amount of the note without penalty.  Because variable amount master demand notes are direct lending arrangements between the lender and borrower, and because no secondary market exists for those notes, such instruments will probably not be traded.  However, the notes are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time.  In connection with master demand note arrangements, a sub-adviser will monitor, on an ongoing basis, the earning power, cash flow, and other liquidity ratios of the borrower and its ability to pay principal and interest on demand.  A sub-adviser also will consider the extent to which the variable amount master demand notes are backed by bank letters of credit.  These notes generally are not rated by Moody’s or S&P; an Underlying Fund may invest in them only if a sub-adviser believes that, at the time of investment, the notes are of comparable quality to the other commercial paper in which the Underlying Fund may invest.  Master demand notes are considered by the Underlying Funds to have a maturity of one day unless a sub-adviser has reason to believe that the borrower could not make immediate repayment upon demand.  See Appendix A for a description of Moody’s and S&P ratings applicable to commercial paper.  For purposes of limitations on purchases of restricted securities, commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (“1933 Act”) as part of a private placement that meets liquidity standards under procedures adopted by the Company’s Board of Directors (“Board”) shall not be considered to be restricted.

Corporate Debt Securities

Corporate debt securities include corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities.

The investment return on a corporate debt security reflects interest earnings and changes in the market

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value of the security. The market value of a corporate debt security will generally increase when interest rates decline and decrease when interest rates rise. There also is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by the instrument. Investments in corporate debt securities that are rated below investment-grade are described in “High-Yield Securities” below.

Debt obligations that are deemed to be investment-grade carry a rating of at least Baa3 from Moody’s or BBB- from S&P, or a comparable rating from another NRSRO or, if not rated by an NRSRO, are determined by the adviser or sub-adviser to be of comparable quality. Bonds rated Baa- or BBB- have speculative characteristics and changes in economic circumstances are more likely to lead to a weakened capacity to make interest and principal payments than higher rated bonds. Investments in corporate debt securities that are rated below investment-grade are described in “High-Yield Securities” below. Debt securities rated BBB or Baa, which are considered medium grade category bonds, do not have economic characteristics that provide the high degree of security with respect to payment of principal and interest associated with higher rated bonds, and generally have some speculative characteristics. A bond will be placed in this rating category where interest payments and principal security appear adequate for the present, but economic characteristics that provide longer term protection may be lacking. Any bond, and particularly those rated BBB or Baa, may be susceptible to changing conditions, particularly to economic downturns, which could lead to a weakened capacity to pay interest and principal.

New issues of certain debt securities are often offered on a when-issued or firm-commitment basis; that is, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the customary settlement time. The value of when-issued securities or securities purchased on a firm-commitment basis may vary prior to and after delivery depending on market conditions and changes in interest rate levels. However, an Underlying Fund will not accrue any income on these securities prior to delivery. An Underlying Fund will maintain in a segregated account with its custodian, or earmark on its records, an amount of cash or high quality debt securities equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the when-issued securities or securities purchased on a firm-commitment basis.

Moody’s or S&P do not rate many securities of foreign issuers; therefore, the selection of such securities depends, to a large extent, on the credit analysis performed or used by an Underlying Fund’s adviser or sub-adviser.

Short-term Corporate Debt Securities and Commercial Paper

Short-term corporate debt securities are outstanding, nonconvertible corporate debt securities (e.g., bonds and debentures) which have one year or less remaining to maturity.  Corporate notes may have fixed, variable, or floating rates.  Commercial Paper is a short-term promissory note issued by a corporation primarily to finance short-term credit needs.

Credit-Linked Notes (“CLNs”)

A CLN is generally issued by one party with a credit option, or risk, linked to a second party.  The embedded credit option allows the first party to shift a specific credit risk to the CLN holder, or an Underlying Fund in this case. The CLN is issued by a trust, a special purpose vehicle, collateralized by AAA-rated securities. Because of its high ratings, a CLN may be purchased by an Underlying Fund in accordance with its investment objective. The CLN’s price or coupon is linked to the performance of the reference asset of the second party. Generally, the CLN holder receives either a fixed or floating coupon rate during the life of the CLN and par at maturity. The cash flows are dependent on specified credit-related events. Should the second party default or declare bankruptcy, the CLN holder will receive an

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amount equivalent to the recovery rate. The CLN holder bears the risk of default by the second party and any unforeseen movements in the reference asset, which could lead to loss of principal and receipt of interest payments. In return for these risks, the CLN holder receives a higher yield. As with most derivative investments, valuation of a CLN is difficult due to the complexity of the security (i.e., the embedded option is not easily priced). An Underlying Fund cannot assure that it can implement a successful strategy regarding this type of investment.

Custodial Receipts and Trust Certificates

Custodial receipts are known by various names, including “Treasury Receipts,” “Treasury Investors Growth Receipts” (“TIGRs”), and “Certificates of Accrual on Treasury Securities” (“CATS”).  In a typical custodial receipt arrangement, an issuer or third party owner of Municipal Bonds deposits the bonds with a custodian in exchange for two classes of custodial receipts. The two classes have different characteristics, but, in each case, payments on the two classes are based on payments received on the underlying Municipal Bonds.  In no event will the aggregate interest paid with respect to the two classes exceed the interest paid by the underlying Municipal Bond. Custodial receipts are sold in private placements.  The value of a custodial receipt may fluctuate more than the value of a Municipal Bond of comparable quality and maturity.

Custodial receipts may be underwritten by securities dealers or banks, representing interests in securities held by a custodian or trustee. The securities so held may include U.S. government securities, municipal securities or other types of securities in which an Underlying Fund may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuers of the securities held by the custodian or trust. As a holder of custodial receipts and trust certificates, an Underlying Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. An Underlying Fund also may invest in separately issued interests in custodial receipts and trust certificates. Although under the terms of a custodial receipt an Underlying Fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, the Underlying Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuers. Thus, in the event an underlying issuer fails to pay principal and/or interest when due, an Underlying Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Underlying Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying securities have been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying securities would be reduced in recognition of any taxes paid.

Certain custodial receipts and trust certificates may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios. Also, because these instruments may be leveraged, their market values may be more volatile than other types of municipal instruments and may present greater potential for capital gain or loss. The possibility of default by an issuer or the issuer’s credit provider may be greater for these derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist. In many cases, the Internal Revenue Service has not ruled on whether the

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interest received on a tax-exempt derivative instrument is tax-exempt and, accordingly, purchases of such instruments by the Underlying Funds are based on the opinion of counsel to the sponsors of the instruments.

Delayed Funding Loans and Revolving Credit Facilities

Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring an Underlying Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that an Underlying Fund is committed to advancing additional funds, it will, at all times segregate assets, determined to be liquid by the Underlying Fund’s sub-adviser in accordance with procedures established by the Underlying Fund’s Board of Directors/Trustees, in an amount sufficient to meet such commitments. An Underlying Fund may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, an Underlying Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. An Underlying Fund will treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of the Underlying Fund’s limitation on illiquid investments. Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of an Underlying Fund’s investment restriction relating to the lending of funds or assets.

Event-linked Bonds

Event-linked bonds are debt instruments, for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon.  Some event-linked bonds are commonly referred to as “catastrophe bonds.” They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities.  If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, an Underlying Fund investing in the bond may lose a portion or all of its principal invested in the bond.  If no trigger event occurs, the fund will recover its principal plus interest.  For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses.  Event-linked bonds often provide for extensions of maturity that are mandatory or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. In addition to the specified trigger events, event-linked bonds may also expose the Underlying Fund to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop.  Lack of a liquid market may impose the risk of higher transaction costs and the possibility that an Underlying Fund may be forced to liquidate positions when it would not be advantageous to do so.  Event-linked bonds are typically rated, and an Underlying Fund will only invest in catastrophe bonds that meet the credit quality requirements for the Underlying Fund.

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Floating and Variable Rate Instruments

Floating or variable rate instruments normally provide that the holder can demand payment of the obligation on short notice at par with accrued interest. Such bonds are frequently secured by letters of credit or other credit support arrangements provided by banks. Floating or variable rate instruments provide for adjustments in the interest rate at specified intervals (weekly, monthly, semiannually, etc.). An Underlying Fund would anticipate using these bonds as cash equivalents, pending longer term investment of its funds. Other longer term fixed rate bonds, with a right of the holder to request redemption at certain times (often annually, after the lapse of an intermediate term) may also be purchased by an Underlying Fund. These bonds are more defensive than conventional long-term bonds (protecting to some degree against a rise in interest rates), while providing greater opportunity than comparable intermediate term bonds since an Underlying Fund may retain the bond if interest rates decline. By acquiring these types of instruments, an Underlying Fund obtains the contractual right to require the issuer of the security, or some other person (other than a broker or deal) to purchase the security at an agreed upon price, which right is contained in the obligation itself rather than in a separate agreement with the seller or some other person.

Variable rate instruments held by an Underlying Fund may have maturities of more than one year, provided: (i) the Underlying Fund is entitled to the payment of principal at any time, or during specified intervals not exceeding one year, upon giving the prescribed notice (which may not exceed 30 days); and (ii) the rate of interest on such instruments is adjusted at periodic intervals not to exceed one year. In determining whether a variable rate instrument has a remaining maturity of one year or less, each instrument will be deemed to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand. An Underlying Fund will be able (at any time or during specified periods not exceeding one year, depending upon the note involved) to demand payment of the principal of a note. If an issuer of a variable rate instrument defaulted on its payment obligation, an Underlying Fund might be unable to dispose of the note and a loss would be incurred to the extent of the default. An Underlying Fund may invest in variable rate instruments only when the investment is deemed to involve minimal credit risk. The continuing creditworthiness of issuers of these instruments will be monitored to determine whether such notes should continue to be held. Variable and floating rate instruments with demand periods in excess of seven days, which cannot be disposed of promptly within seven business days in the usual course of business, without taking a reduced price will be treated as illiquid securities.

Credit rating agencies frequently do not rate such instruments; however, an Underlying Fund’s adviser or sub-adviser will determine what unrated and variable and floating rate instruments are of comparable quality at the time of the purchase to rated instruments eligible for purchase by the Underlying Fund.  An active secondary market may not exist with respect to particular variable or floating rate instruments purchased by an Underlying Fund.  The absence of such an active secondary market could make it difficult for an Underlying Fund to dispose of the variable or floating rate instrument involved if the issuer of the instrument defaults on its payment obligation or during periods in which the Underlying Fund is not entitled to exercise its demand rights, and the Underlying Fund could, for these or other reasons, suffer a loss to the extent of the default.  Variable and floating rate instruments may be secured by bank letters of credit.  Money market instruments with a maturity of 60 days or less provide duration exposure similar to the floating rate debt in which an Underlying Fund invests.  Such money market instruments are considered, for the purposes of an Underlying Fund’s investment, to be floating rate debt.

Government Trust Certificates

Government Trust Certificates represent an interest in a government trust, the property of which consists

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of:  (i) a promissory note of a foreign government no less than 90% of which is backed by the full faith and credit guaranty issued by the federal government of the United States (issued pursuant to Title III of the Foreign Operations, Export, Financing and Related Borrowers Programs Appropriations Act of 1998); and (ii) a security interest in obligations of the U.S. Treasury backed by the full faith and credit of the United States sufficient to support the remaining balance (no more than 10%) of all payments of principal and interest on such promissory note provided that such obligations shall not be rated less than AAA by S&P or less than Aaa by Moody’s or have received a comparable rating by another NRSRO.

Guaranteed Investment Contracts (“GICs”)

GICs are issued by insurance companies.  Pursuant to such contracts, an Underlying Fund makes cash contributions to a deposit fund of the insurance company’s general account.  The insurance company then credits to an Underlying Fund, on a monthly basis, guaranteed interest which is based on an index.  The GICs provide that this guaranteed interest will not be less than a certain minimum rate.  The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it and the charges will be deducted from the value of the deposit fund.  In addition, because an Underlying Fund may not receive the principal amount of a GIC from the insurance company on seven (7) days’ notice or less, the GIC is considered an illiquid investment and, together with other instruments invested in by the Underlying Fund which are not readily marketable, will not exceed 15% of the Underlying Fund’s net assets.  The term of a GIC will be one (1) year or less.  In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate. GICs are not backed by the U.S. government nor are they insured by the FDIC. GICs are generally guaranteed only by the insurance companies that issue them.

High-Yield Securities

High-Yield Securities (often referred to as “junk bonds”), are debt securities that are rated lower than Baa3 by Moody’s or BBB- by S&P, or, if not rated by Moody’s or S&P, of equivalent quality.  In general, high-yield bonds are not considered to be investment-grade and investors should consider the risks. Investment in such securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but it also typically entails greater price volatility and principal and income risk.

High-yield securities include certain corporate debt obligations, higher yielding preferred stocks and mortgage-backed securities, and securities convertible into the foregoing.  Investments in high-yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities but they also typically entail greater potential price volatility and principal and income risk.

High-yield securities are not considered to be investment-grade. They are regarded as predominantly speculative with respect to the issuing company’s continuing ability to meet principal and interest payments. Also, their yields and market values tend to fluctuate more than higher-rated securities.  Fluctuations in value do not affect the cash income from the securities, but are reflected in an Underlying Fund’s NAV.  The greater risks and fluctuations in yield and value occur, in part, because investors generally perceive issuers of lower-rated and unrated securities to be less creditworthy.

Investment in such securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but it also typically entails greater price volatility and principal and income risk.

The yields earned on high-yield securities generally are related to the quality ratings assigned by

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recognized rating agencies.  The following are excerpts from Moody’s description of its bond ratings: Ba - judged to have speculative elements; their future cannot be considered as well assured. B - generally lack characteristics of a desirable investment. Caa - are of poor standing; such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca - speculative in a high degree; often in default. C - lowest rate class of bonds; regarded as having extremely poor prospects. Moody’s also applies numerical indicators 1, 2, and 3 to rating categories.  The modifier 1 indicates that the security is in the higher end of its rating category; 2 indicates a mid-range ranking; and 3 indicates a ranking towards the lower end of the category. The following are excerpts from S&P’s description of its bond ratings: BB, B, CCC, CC, C - predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligation; BB indicates the lowest degree of speculation and C the highest. D - in payment default. S&P applies indicators “+,” no character and “-” to its rating categories.  The indicators show relative standing within the major rating categories.

Certain securities held by an Underlying Fund may permit the issuer, at its option, to call or redeem its securities.  If an issuer were to redeem securities held by an Underlying Fund during a time of declining interest rates, the Underlying Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

While the sub-adviser may refer to ratings issued by established credit rating agencies, it is not the an Underlying Fund’s policy to rely exclusively on ratings issued by these rating agencies, but rather to supplement such ratings with the sub-adviser’s own independent and ongoing review of credit quality.  To the extent an Underlying Fund invests in these lower rated securities, the achievement of its investment objective may be more dependent on the sub-adviser’s own credit analysis than in the case of a fund investing in higher quality debt instruments.  These lower rated securities may also include zero-coupon bonds, deferred interest bonds, and pay-in-kind (“PIK”) bonds.

Risks Associated with High-Yield Securities

The medium- to lower-rated and unrated securities in which the Underlying Funds invest tend to offer higher yields than those of other securities with the same maturities because of the additional risks associated with them.  These risks include:

High-Yield Bond Market.  A severe economic downturn or increase in interest rates might increase defaults in high-yield securities issued by highly leveraged companies.  An increase in the number of defaults could adversely affect the value of all outstanding high-yield securities, thus disrupting the market for such securities.

Sensitivity to Interest Rate and Economic Changes.  High-yield debt securities are more sensitive to adverse economic changes or individual corporate developments but generally less sensitive to interest rate changes than are U.S. Treasury or investment-grade bonds. As a result, when interest rates rise, causing bond prices to fall, the value of high-yield debt securities tend not to fall as much as U.S. Treasury or investment-grade corporate bonds.  Conversely, when interest rates fall, high-yield debt securities tend to underperform U.S. Treasury and investment-grade corporate bonds because high-yield bond prices tend not to rise as much as the prices of these bonds.

The financial stress resulting from an economic downturn or adverse corporate developments could have a greater negative effect on the ability of issuers of high-yield securities to service their principal and interest payments, to meet projected business goals, and to obtain additional financing than on more creditworthy issuers.  Holders of high-yield securities could also be at greater risk because high-yield securities are generally unsecured and subordinate to senior debt holders and secured creditors.  If the issuer of a high-yield security owned by an Underlying Fund defaults, the Underlying Fund may incur

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additional expenses to seek recovery.  In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yield securities and an Underlying Fund’s NAV.  Furthermore, in the case of high-yield securities structured as zero-coupon or PIK securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more speculative and volatile than securities which pay interest periodically and in cash.

Payment Expectations.  High-yield securities present risks based on payment expectations.  For example, high-yield securities may contain redemption or call provisions.  If an issuer exercises these provisions in a declining interest rate market, an Underlying Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors.  Also, the value of high-yield securities may decrease in a rising interest rate market.  In addition, there is a higher risk of non-payment of interest and/or principal by issuers of high-yield securities than in the case of investment-grade bonds.

Liquidity and Valuation Risks.  Lower-rated bonds are typically traded among a smaller number of broker-dealers rather than in a broad secondary market.  Purchasers of high-yield securities tend to be institutions, rather than individuals, a factor that further limits the secondary market.  To the extent that no established retail secondary market exists, many high-yield securities may not be as liquid as U.S. Treasury and investment-grade bonds.  The ability of an Underlying Fund’s Board to value or sell high-yield securities will be adversely affected to the extent that such securities are thinly-traded or illiquid. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield securities more than other securities, especially in a thinly-traded market.  To the extent an Underlying Fund owns illiquid or restricted high-yield securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.  At times of less liquidity, it may be more difficult to value high-yield securities because this valuation may require more research and elements of judgment may play a greater role in the valuation since there is less reliable, objective data available.

Taxation.  Special tax considerations are associated with investing in securities structured as zero-coupon or PIK securities.  An Underlying Fund reports the interest on these securities as income even though it receives no cash interest until the security’s maturity or payment date.

Limitations of Credit Ratings.  The credit ratings assigned to high-yield securities may not accurately reflect the true risks of an investment.  Credit ratings typically evaluate the safety of principal and interest payments rather than the market value risk of high-yield securities.  In addition, credit agencies may fail to adjust credit ratings to reflect rapid changes in economic or company conditions that affect a security’s market value.  Although the ratings of recognized rating services such as Moody’s and S&P are considered, an Underlying Fund’s adviser or sub-adviser primarily relies on its own credit analysis, which includes a study of existing debt, capital structure, ability to service debts and to pay dividends, the issuer’s sensitivity to economic conditions, its operating history, and the current trend of earnings.  Thus, the achievement of an Underlying Fund’s investment objective may be more dependent on the adviser’s or sub-adviser’s own credit analysis than might be the case for a fund which invests in higher quality bonds.  The adviser or sub-adviser, where applicable, continually monitors the investments in an Underlying Fund’s portfolio and carefully evaluates whether to dispose of or retain high-yield securities whose credit ratings have changed.  An Underlying Fund may retain a security whose rating has been changed.

Congressional Proposals — New laws and proposed laws may negatively affect the market for high-yield securities.  As examples, recent legislation requires federally insured savings and loan associations to divest themselves of their investments in high-yield securities, and pending proposals are designed to limit the use of, or tax and eliminate other advantages of, high-yield securities.  Any such proposals, if enacted, could have negatively affected an Underlying Funds’ NAV.

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Index-, Currency-, and Equity-Linked Debt Securities

“Index-linked” or “commodity-linked” notes are debt securities of companies that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity.  Principal and/or interest payments on an index-linked note depend on the performance of one or more market indices, such as the S&P 500® Index or a weighted index of commodity futures such as crude oil, gasoline and natural gas.  They may also invest in “equity-linked” and “currency-linked” debt securities.  At maturity, the principal amount of an equity-linked debt security is exchanged for common stocks of the issuer or is payable in an amount based on the issuer’s common stocks price at the time of maturity.  Currency-linked debt securities are short-term or intermediate term instruments having a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies.  Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.

Index- and currency-linked securities are derivative instruments, which may entail substantial risks.  Such instruments may be subject to significant price volatility.  The company issuing the instrument may fail to pay the amount due on maturity.  The underlying investment or security may not perform as expected by the adviser or sub-adviser.  Markets, underlying securities and indices may move in a direction that was not anticipated by the adviser or sub-adviser.  Performance of the derivatives may be influenced by interest rate and other market changes in the United States and abroad.  Certain derivative instruments may be illiquid.  (See, “Restricted Securities, Illiquid Securities, and Liquidity Requirements”.)

Industrial Development and Pollution Control Bonds

These are revenue bonds and generally are not payable from the unrestricted revenues of an issuer. They are issued by or on behalf of public authorities to raise money to finance privately operated facilities for business, manufacturing, housing, sport complexes and pollution control. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.

Inflation-Indexed Bonds

Inflation-indexed bonds are debt instruments whose principal value is periodically adjusted according to the rate of inflation. Two structures are common.  The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond.  Most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semiannual coupon. Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future.  The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.  For example, if an Underlying Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%).  If inflation during the second half of the year resulted in the whole years’ inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.  Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds,

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even during a period of deflation. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. However, the current market value of the bonds is not guaranteed, and will fluctuate.  An Underlying Fund also may invest in other inflation related bonds which may or may not provide a similar guarantee.  If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates.  Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation.  Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates may decline, leading to an increase in value of inflation-indexed bonds.  Short-term increases in inflation may lead to a decline in value.  Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Periodic adjustments for inflation to the principal amount of an inflation-indexed bond may give rise to original issue discount, which will be includable in the portfolio’s gross income.  Due to original issue discount, the portfolio may be required to make annual distributions to shareholders that exceed the cash received, which may cause the portfolio to liquidate certain investments when it is not advantageous to do so.  Also, if the principal value of an inflation-indexed bond is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.  The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics.  The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.  Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government.  There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services.  Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Inverse Floating Rate Securities

The interest on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed.  An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest.  The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values.

Lease Obligation Bonds

Lease obligation bonds are mortgages on a facility that is secured by the facility and are paid by a lessee over a long term. The rental stream to service the debt as well as the mortgage, are held by a collateral trustee on behalf of the public bondholders. The primary risk of such instrument is the risk of default.

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Under the lease indenture, the failure to pay rent is an event of default. The remedy to cure default is to rescind the lease and sell the assets. If the lease obligation is not readily marketable or market quotations are not readily available, such lease obligations will be subject to an Underlying Fund’s limit on illiquid securities.

Loan Participations and Assignments

A loan participation is an undivided interest in a loan made by the issuing financial institution in the proportion that the buyers participation interest bears to the total principal amount of the loan.  No more than 5% of an Underlying Fund’s net assets may be invested in loan participations with the same borrower.  The issuing financial institution may have no obligation to an Underlying Fund other than to pay such Underlying Fund the proportionate amount of the principal and interest payments it receives. Commercial loans may be secured or unsecured.  An Underlying Fund may participate in such syndications, or can buy part of a loan, becoming a part lender.  The participation interests in which an Underlying Fund may invest may not be rated by any NRSRO.

Loan participations are primarily dependent on the creditworthiness of the borrowing corporation, which is obligated to make payments of principal and interest on the loan.  There is a risk that a borrower may have difficulty making payments.  If a borrower fails to pay scheduled interest or principal payments, an Underlying Fund could experience a reduction in its income.  The value of that loan participation might also decline.  If the issuing financial institution fails to perform its obligation under the participation agreement, an Underlying Fund might incur costs and delays in realizing payment and suffer a loss of principal and/or interest.

An Underlying Fund may purchase participations in commercial loans.  Such indebtedness may be secured or unsecured.  Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates.  An Underlying Fund may participate in such syndications, or can buy part of a loan, becoming a part lender.  When purchasing loan participations, an Underlying Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary.  The participation interests in which an Underlying Fund intends to invest, may not be rated by any NRSRO.

A loan is often administered by an agent bank acting as agent for all holders.  The agent bank administers the terms of the loan, as specified in the loan agreement.  In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement.  Unless, under the terms of the loan or other indebtedness, an Underlying Fund has direct recourse against the corporate borrower, the Underlying Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent.  A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness.  However, if assets held by the agent bank for the benefit of an Underlying Fund were determined to be subject to the claims of the agent bank’s general creditors, the Underlying Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest.  In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

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Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest.  If an Underlying Fund does not receive scheduled interest or principal payments on such indebtedness, the Underlying Fund’s share price and yield could be adversely affected.  Loans that are fully secured offer an Underlying Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal.  However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.

An Underlying Fund may invest in loan participations with credit quality comparable to that of issuers of its securities investments.  Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative.  Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed.  Consequently, when investing in indebtedness of companies with poor credit, an Underlying Fund bears a substantial risk of losing the entire amount invested.

An Underlying Fund limits the amount of its total assets that it will invest in any one issuer or in issuers within the same industry (see, “Investment Restrictions”).  For purposes of these limits, an Underlying Fund generally will treat the corporate borrower as the “issuer” of indebtedness held by the Underlying Fund.  In the case of loan participations where a bank or other lending institution serves as a financial intermediary between an Underlying Fund and the corporate borrower, if the participation does not shift to the Underlying Fund the direct debtor-creditor relationship with the corporate borrower, SEC interpretations require the Underlying Fund to treat both the lending bank or other lending institution and the corporate borrower as “issuers” for the purposes of determining whether the Underlying Fund has invested more than 5% of its total assets in a single issuer.  Treating a financial intermediary as an issuer of indebtedness may restrict an Underlying Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale.  In some cases, negotiations involved in disposing of indebtedness may require weeks to complete.  Consequently, some indebtedness may be difficult or impossible to dispose of readily at what an Underlying Fund’s sub-adviser believes to be a fair price.  In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining an Underlying Fund’s NAV than if that value were based on available market quotations, and could result in significant variations in the Underlying Fund’s daily share price.  At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid.  As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve.  In addition, the Underlying Funds currently intend to treat indebtedness for which there is no readily available market as illiquid for purposes of the Underlying Funds’ limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of the Company’s investment restriction relating to the lending of portfolio securities or assets by an Underlying Fund.

Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to the Underlying Funds.  For example, if a loan is foreclosed, an Underlying Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.  In addition, it is conceivable that under emerging legal theories of lender liability, an Underlying Fund could be held liable as co-lender.  It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation.  In the absence of definitive regulatory guidance, the Underlying Funds rely on research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Underlying Funds.

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Mortgage-Backed Securities

Mortgage-backed securities represent participation interests in pools of adjustable and fixed rate mortgage loans secured by real property. The types of mortgage-backed securities the Underlying Funds may invest in include adjustable rate mortgage securities, agency related mortgage-backed securities, CMOs, interest/principal only stripped mortgage-backed securities, real estate mortgage investment conduits (“REMICs”), and subordinated mortgage securities, Most mortgage-backed securities are pass-through securities, which means that investors receive payments consisting of a pro rata share of both principal and interest (less servicing and other fees), as well as unscheduled prepayments, as mortgages in the underlying mortgage pool are paid off by borrowers.

Mortgage-backed securities issued by commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers that also create pass-through pools of conventional residential mortgage loans.  In addition, such issuers may be the originators of the underlying mortgage loans as well as the guarantors of the pass-through certificates.  Pools created by such non-governmental issuers generally offer a higher rate of return than governmental pools because there are no direct or indirect governmental guarantees of payments in the former pools.  However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool, and hazard insurance.  The insurance and guarantees are issued by government entities, private insurers, and the mortgage poolers.

It is expected that governmental or private entities may create mortgage loan pools offering pass-through investments in addition to those described above.  As new types of pass-through securities are developed and offered to investors, the adviser or sub-adviser may, consistent with an Underlying Fund’s investment objectives, policies, and restrictions, consider making investments in such new types of securities.

Other types of mortgage-backed securities in which the Underlying Funds may invest include debt securities that are secured, directly or indirectly, by mortgages on commercial real estate or residential rental properties, or by first liens on residential manufactured homes (as defined in section 603(6) of the National Manufactured Housing Construction and Safety Standards Act of 1974), whether such manufactured homes are considered real or personal property under the laws of the states in which they are located.  Securities in this investment category include, among others, standard mortgage-backed bonds and newer CMOs.  Mortgage-backed bonds are secured by pools of mortgages but unlike pass-through securities, payments to bondholders are not determined by payments on the mortgages.  The bonds consist of a single class, with interest payable periodically and principal payable on the stated date of maturity.

Adjustable Rate Mortgage Securities (“ARMS”)

ARMS are pass-through securities collateralized by mortgages with adjustable rather than fixed rates. The adjustments usually are determined in accordance with a predetermined interest rate index and may be subject to certain limits.  The adjustment feature of ARMS tends to make their values less sensitive to interest rate changes.  As the interest rates on the mortgages underlying ARMS are reset periodically, yields of such portfolio securities will gradually align themselves to reflect changes in market rates.  Unlike fixed rate mortgages, which generally decline in value during periods of rising interest rates, ARMS allow an Underlying Fund to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages, resulting in both higher current yields and low price fluctuations.  Furthermore, if prepayments of principal are made on the underlying mortgages during periods of rising interest rates, an Underlying Fund may be able to reinvest such amounts in securities with a higher current rate of return.  During periods of declining interest rates, of course, the coupon rates may readjust downward, resulting in lower yields to an Underlying Fund.  Further, because of this feature,

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the values of ARMS are unlikely to rise during periods of declining interest rates to the same extent as fixed rate instruments.

Generally, ARMS have a specified maturity date and amortize principal over their life.  In periods of declining interest rates, there is a reasonable likelihood that ARMS will experience increased rates of prepayment of principal.  However, the major difference between ARMS and fixed rate mortgage securities is that the interest rate and the rate of amortization of principal of ARMS can and do change in accordance with movements in a particular, pre-specified, published interest rate index.

The amount of interest on ARMS is calculated by adding a specified amount, the “margin,” to the index, subject to limitations on the maximum and minimum interest that can be charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period.  Because the interest rates on ARMS generally move in the same direction as market interest rates, the market value of ARMS tends to be more stable than that of long-term fixed rate securities.

There are two main categories of indices which serve as benchmarks for periodic adjustments to coupon rates on ARMS:  (i) those based on U.S. Treasury securities; and (ii) those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates.  Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (“LIBOR”), the prime rate of a specific bank, or commercial paper rates.  Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels.  Others, such as the 11th District Home Loan Bank Cost of Funds index (often related to ARMS issued by the Federal National Mortgage Association (“FNMA”), tend to lag changes in market rate levels and tend to be somewhat less volatile.

Agency-Mortgage-Backed Securities

Agency mortgage securities mortgage-backed securities issued or guaranteed by the U.S. government, foreign governments or any of their agencies, instrumentalities, or sponsored enterprises.  There are several types of agency mortgage securities currently available including, but not limited to, guaranteed mortgage pass-through certificates and multiple class securities. Agency mortgage securities mortgage-backed securities issued or guaranteed by the U.S. government, foreign governments or any of their agencies, instrumentalities or sponsored enterprises.  There are several types of agency mortgage securities currently available including, but not limited to, guaranteed mortgage pass-through certificates and multiple class securities. The dominant issuers or guarantors of mortgage-backed securities today are Government National Mortgage Association (“GNMA”), FNMA, and the Federal Home Loan Mortgage Corporation (“FHLMC”).  GNMA creates pass-through securities from pools of U.S. government guaranteed or insured (such as by the Federal Housing Authority or Veterans Administration) mortgages originated by mortgage bankers, commercial banks and savings associations.  FNMA and FHLMC issue pass-through securities from pools of conventional and federally insured and/or guaranteed residential mortgages obtained from various entities, including savings associations, savings banks, commercial banks, credit unions, and mortgage bankers. These instruments might be considered derivatives.  The primary risks associated with these instruments is the risk that their value will change with changes in interest rates and prepayment risk. (See “U.S. Government Securities.”)

FNMA Securities: FNMA is a federally chartered and privately owned corporation established under the Federal National Mortgage Association Charter Act.  FNMA provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby providing them with funds for

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additional lending.  FNMA uses its funds to purchase loans from investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

Each FNMA pass-through security represents a proportionate interest in one or more pools of loans, including conventional mortgage loans (that is, mortgage loans that are not insured or guaranteed by any U.S. government agency). The pools consist of one or more of the following types of loans:  (1) fixed rate level payment mortgage loans; (2) fixed rate growing equity mortgage loans; (3) fixed rate graduated payment mortgage loans; (4) variable rate mortgage loans; (5) other adjustable rate mortgage loans; and (6) fixed rate mortgage loans secured by multifamily projects.

FHLMC Securities:  The operations of FHLMC currently consist primarily of the purchase of first lien, conventional, residential mortgage loans and participation interests in mortgage loans and the resale of the mortgage loans in the form of mortgage-backed securities.

The mortgage loans underlying FHLMC securities typically consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between 10 to 30 years, substantially all of which are secured by first liens on one-to-four-family residential properties or multifamily projects.  Each mortgage loan must be whole loans, participation interests in whole loans and undivided interests in whole loans or participation in another FHLMC security.

FHLMC issues certificates representing interests in mortgage loans.  FHLMC guarantees, to each holder of a FHLMC Certificate, timely payment of the amounts representing a holder’s proportionate share in:  (i) interest payments, less servicing and guarantee fees; (ii) principal prepayments; and (iii) the ultimate collection of amounts representing the holder’s proportionate interest in principal payments on the mortgage loans in the pool represented by the FHLMC Certificate, in each case whether or not such amounts are actually received.  FHLMC securities are not backed by the full faith and credit of the United States; however, they generally are considered to present minimal credit risks.

GNMA Securities:  GNMA is a wholly-owned corporate instrumentality of the U.S. government within the Department of Housing and Urban Development.  In order to meet its obligations under a guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

GNMA pass-through securities may represent a proportionate interest in one or more pools of the following types of mortgage loans:  (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multifamily residential properties under construction; (vi) mortgage loans on completed multifamily projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower’s monthly payments during the early years of the mortgage loans (“buydown” mortgage loans); (viii) mortgage loans that provide for adjustments on payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes.

The principal and interest on GNMA pass-through securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. government.  FNMA guarantees full and timely payment of all interest and principal, while FHLMC guarantees timely payment of interest and ultimate collection of principal, of its pass-through securities.  FNMA and FHLMC securities are not backed by the full faith and credit of the United States; however, they are generally considered to present minimal credit risks.  The yields provided by these mortgage-backed securities historically have exceeded the yields on other types of U.S. government securities with comparable maturities in large measure due to the risks associated with prepayment.

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Life of GNMA Certificates.  The average life of a GNMA Certificate is likely to be substantially less than the stated maturity of the mortgages underlying the securities.  Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool.  Foreclosures impose no risk of loss of the principal balance of a GNMA Certificate because of the GNMA guarantee, but foreclosure may impact the yield to shareholders because of the need to reinvest proceeds of foreclosure.  As prepayment rates of individual mortgage pools vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates.  However, statistics published by the Federal Housing Administration (“FHA”) indicate that the average life of single family dwelling mortgages with twenty-five- to thirty-year maturities, the type of mortgages backing the vast majority of GNMA Certificates, is approximately twelve (12) years.  Prepayments are likely to increase in periods of falling interest rates. It is customary to treat GNMA Certificates as thirty-year mortgage-backed securities that prepay fully in the twelfth year.

Yield Characteristics of GNMA Certificates.  The coupon rate of interest of GNMA Certificates is lower than the interest rate paid on the Veteran Administration (“VA”)-guaranteed or FHA-insured mortgages underlying the certificates by the amount of the fees paid to GNMA and the issuer.  The coupon rate by itself, however, does not indicate the yield that will be earned on GNMA Certificates.  First, GNMA Certificates may be issued at a premium or discount rather than at par and, after issuance, GNMA Certificates may trade in the secondary market at a premium or discount.  Second, interest is earned monthly rather than semi-annually as with traditional bonds; monthly compounding raises the effective yield earned.  Finally, the actual yield of a GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying it.  For example, if interest rates decline, prepayments may occur faster than had been originally projected and the yield to maturity and the investment income of an Underlying Fund would be reduced.

Collateralized Mortgage Obligations

CMOs have characteristics of both pass-through securities and mortgage-backed bonds.  CMOs are secured by pools of mortgages, typically in the form of guaranteed pass-through certificates such as GNMA, FNMA, or FHLMC securities.  The payments on the collateral securities determine the payments to bondholders, but there is not a direct pass-through of payments.  CMOs are structured into multiple classes each bearing a different date of maturity.  Each class of a CMO is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date.  Principal prepayments on the collateral pool may cause the various Classes of a CMO to be retired substantially earlier than their stated maturities or final distribution dates.  The principal of, and interest on, the collateral pool may be allocated among the several classes of a CMO in a number of different ways.  Generally, the purpose of the allocation of the cash flow of a CMO to the various Classes is to obtain a more predictable cash flow to some of the individual tranche than exists with the underlying collateral of the CMO.  As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-backed securities.

CMOs are issued by entities that operate under order of the SEC exempting such issuers from the provisions of the 1940 Act.  Until recently, the staff of the SEC had taken the position that such issuers were investment companies and that, accordingly, an investment by an investment company (such as an Underlying Fund) in the securities of such issuers was subject to the limitations imposed by Section 12 of the 1940 Act.  However, in reliance on SEC staff interpretations, an Underlying Fund may invest in securities issued by certain exempted issuers without regard to the limitations of Section 12 of the 1940 Act.  In its interpretation, the SEC staff defined “exempted issuers” as unmanaged, fixed asset issuers that: (i) invest primarily in mortgage-backed securities; (ii) do not issue redeemable securities as defined in Section 2(a)(32) of the 1940 Act; (iii) operate under the general exemptive orders exempting them from all provisions of the 1940 Act; and (iv) are not registered or regulated under the 1940 Act as investment

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companies.

Privately Issued CMOs are arrangements in which the underlying mortgages are held by the issuer, which then issues debt collateralized by the underlying mortgage assets.  Such securities may be backed by mortgage insurance, letters of credit or other credit enhancing features.  They are, however, not guaranteed by any government agency and are secured by the collateral held by the issuer.  Privately Issued CMOs are subject to prepayment risk due to the possibility that prepayments on the underlying assets will alter the cash flow.

In a typical CMO transaction, a corporation (issuer) issues multiple portfolios (e.g., A, B, C, and Z) of CMO bonds. Proceeds of the CMO bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”).  The Collateral is pledged to a third-party trustee as security for the CMO bonds. Principal and interest payments from the collateral are used to pay principal on the CMO bonds in the order A, B, C, and Z.  The portfolio’s A, B, and C CMO bonds all bear current interest.  Interest on the portfolio’s Z CMO bond is accrued and added to the principal; a like amount is paid as principal on the portfolio’s A, B, or C CMO bond currently being paid off. When the portfolio’s A, B, and C CMO bonds are paid in full, interest and principal on the portfolio’s Z CMO bond begins to be paid currently.  With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or S&Ls) to borrow against their loan portfolios.

Interest/Principal Only Stripped Mortgage-Backed Securities (“SMBS”)

 SMBS are derivative multi-class mortgage securities.  SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets.  A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal.  In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class).  The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on an Underlying Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, an Underlying Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed.  As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed “illiquid” and subject to an Underlying Fund’s limitations on investment in illiquid securities.

Mortgage Dollar Rolls

An Underlying Fund may enter into “forward roll” transactions with respect to mortgage-backed securities (also referred to as “mortgage dollar rolls”).  In this type of transaction, an Underlying Fund sells a mortgage-backed security to a buyer and simultaneously agrees to repurchase a similar security (the same type of security, and having the same coupon and maturity) at a later date at a set price.  The securities that are repurchased will have the same interest rate as the securities that are sold, but typically

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will be collateralized by different pools of mortgages (with different prepayment histories) than the securities that have been sold.  Proceeds from the sale are invested in short-term instruments, such as repurchase agreements.  The income from those investments, plus the fees from the forward roll transaction, are expected to generate income to an Underlying Fund in excess of the yield on the securities that have been sold.

An Underlying Fund will only enter into “covered” rolls.  To assure its future payment of the purchase price, an Underlying Fund will identify on its books liquid assets in an amount equal to the payment obligation under the roll.

These transactions have risks.  During the period between the sale and the repurchase, an Underlying Fund will not be entitled to receive interest and principal payments on the securities that have been sold.  It is possible that the market value of the securities an Underlying Fund sells may decline below the price at which the Underlying Fund is obligated to repurchase securities.

Subordinated Mortgage Securities

Subordinated mortgage securities have certain characteristics and certain associated risks. In general, the subordinated mortgage securities in which an Underlying Fund may invest consist of a series of certificates issued in multiple classes with a stated maturity or final distribution date. One or more classes of each series may be entitled to receive distributions allocable only to principal, principal prepayments, interest or any combination thereof prior to one or more other classes, or only after the occurrence of certain events, and may be subordinated in the right to receive such distributions on such certificates to one or more senior classes of certificates. The rights associated with each class of certificates are set forth in the applicable pooling and servicing agreement, form of certificate and offering documents for the certificates.

The subordination terms are usually designed to decrease the likelihood that the holders of senior certificates will experience losses or delays in the receipt of their distributions and to increase the likelihood that the senior certificate holders will receive aggregate distributions of principal and interest in the amounts anticipated. Generally, pursuant to such subordination terms, distributions arising out of scheduled principal, principal prepayments, interest or any combination thereof that otherwise would be payable to one or more other classes of certificates of such series (i.e., the subordinated certificates) are paid instead to holders of the senior certificates. Delays in receipt of scheduled payments on mortgage loans and losses on defaulted mortgage loans are typically borne first by the various classes of subordinated certificates and then by the holders of senior certificates.

In some cases, the aggregate losses in respect of defaulted mortgage loans that must be borne by the subordinated certificates and the amount of the distributions otherwise distributable on the subordinated certificates that would, under certain circumstances, be distributable to senior certificate holders may be limited to a specified amount. All or any portion of distributions otherwise payable to holders of subordinated certificates may, in certain circumstances, be deposited into one or more reserve accounts for the benefit of the senior certificate holders. Since a greater risk of loss is borne by the subordinated certificate holders, such certificates generally have a higher stated yield than the senior certificates.

Interest on the certificates generally accrues on the aggregate principal balance of each class of certificates entitled to interest at an applicable rate. The certificate interest rate may be a fixed rate, a variable rate based on current values of an objective interest index or a variable rate based on a weighted average of the interest rate on the mortgage loans underlying or constituting the mortgage assets. In addition, the underlying mortgage loans may have variable interest rates.

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Generally, to the extent funds are available, interest accrued during each interest accrual period on each class of certificates entitled to interest is distributable on certain distribution dates until the aggregate principal balance of the certificates of such class has been distributed in full. The amount of interest that accrues during any interest accrual period and over the life of the certificates depends primarily on the aggregate principal balance of the class of certificates, which, unless otherwise specified, depends primarily on the principal balance of the mortgage assets for each such period and the rate of payment (including prepayments) of principal of the underlying mortgage loans over the life of the trust.

A series of certificates may consist of one or more classes as to which distributions allocable to principal will be allocated. The method by which the amount of principal to be distributed on the certificates on each distribution date is calculated and the manner in which such amount could be allocated among classes varies and could be effected pursuant to a fixed schedule, in relation to the occurrence of certain events or otherwise. Special distributions are also possible if distributions are received with respect to the mortgage assets, such as is the case when underlying mortgage loans are prepaid.

A mortgage-backed security that is senior to a subordinated residential mortgage security will not bear a loss resulting from the occurrence of a default on an underlying mortgage until all credit enhancement protecting such senior holder is exhausted. For example, the senior holder will only suffer a credit loss after all subordinated interests have been exhausted pursuant to the terms of the subordinated residential mortgage security.  The primary credit risk to an Underlying Fund by investing in subordinated residential mortgage securities is potential losses resulting from defaults by the borrowers under the underlying mortgages.  An Underlying Fund would generally realize such a loss in connection with a subordinated residential mortgage security only if the subsequent foreclosure sale of the property securing a mortgage loan does not produce an amount at least equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the interest that was not paid during the foreclosure period and all foreclosure expenses.

An Underlying Fund’s adviser or sub-adviser will seek to limit the risks presented by subordinated residential mortgage securities by reviewing and analyzing the characteristics of the mortgage loans that underlie the pool of mortgages securing both the senior and subordinated residential mortgage securities. An Underlying Fund may seek opportunities to acquire subordinated residential mortgage securities where, in the view of the Underlying Fund’s sub-adviser, the potential for a higher yield on such instruments outweighs any additional risk presented by the instruments. An Underlying Fund’s sub-adviser will seek to increase yield to shareholders by taking advantage of perceived inefficiencies in the market for subordinated residential mortgage securities.

Credit enhancement for the senior certificates comprising a series is provided by the holders of the subordinated certificates to the extent of the specific terms of the subordination and, in some cases, by the establishment of reserve funds. Depending on the terms of a particular pooling and servicing agreement, additional or alternative credit enhancement may be provided by a pool insurance policy and/or other insurance policies, third party limited guaranties, letters of credit, or similar arrangements. Letters of credit may be available to be drawn upon with respect to losses due to mortgagor bankruptcy and with respect to losses due to the failure of a master service to comply with its obligations, under a pooling and servicing agreement, if any, to repurchase a mortgage loan as to which there was fraud or negligence on the part of the mortgagor or originator and subsequent denial of coverage under a pool insurance policy, if any. A master service may also be required to obtain a pool insurance policy to cover losses in an amount up to a certain percentage of the aggregate principal balance of the mortgage loans in the pool to the extent not covered by a primary mortgage insurance policy by reason of default in payments on mortgage loans.

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A pooling and servicing agreement may provide that the depositor and master service could effect early termination of a trust, after a certain specified date or the date on which the aggregate outstanding principal balance of the underlying mortgage loans is less than a specific percentage of the original aggregate principal balance of the underlying mortgage loans by purchasing all of such mortgage loans at a price, unless otherwise specified, equal to the greater of a specified percentage of the unpaid principal balance of such mortgage loans, plus accrued interest thereon at the applicable certificate interest rate, or the fair market value of such mortgage assets. Generally, the proceeds of such repurchase would be applied to the distribution of the specified percentage of the principal balance of each outstanding certificate of such series, plus accrued interest, thereby retiring such certificates. Notice of such optional termination would be given by the trustee prior to such distribution date.

The underlying trust assets are a mortgage pool generally consisting of mortgage loans on single, multi-family and mobile home park residential properties. The mortgage loans are originated by S&Ls, savings banks, commercial banks or similar institutions, and mortgage banking companies.

Various services provide certain customary servicing functions with respect to the mortgage loans pursuant to servicing agreements entered into between each service and the master service. A service’s duties generally include collection and remittance of principal and interest payments, administration of mortgage escrow accounts, collection of insurance claims, foreclosure procedures and, if necessary, the advance of funds to the extent certain payments are not made by the mortgagors and are recoverable under applicable insurance policies or from proceeds of liquidation of the mortgage loans.

The mortgage pool is administered by a master service who:  (i) establishes requirements for each service; (ii) administers, supervises, and enforces the performance by the services of their duties and responsibilities under the servicing agreements; and (ii) maintains any primary insurance, standard hazard insurance, special hazard insurance, and any pool insurance required by the terms of the certificates. The master service may be an affiliate of the depositor and also may be the service with respect to all or a portion of the mortgage loans contained in a trust fund for a series of certificates.

Risks of Investing in Mortgage-Backed Securities

Investments in mortgage-backed securities involve certain risks.  Due to the possibility of prepayments of the underlying mortgage instruments, mortgage-backed securities generally do not have a known maturity.  In the absence of a known maturity, market participants generally refer to an estimated average life.  An average life estimate is a function of an assumption regarding anticipated prepayment patterns, based upon current interest rates, current conditions in the relevant housing markets and other factors.  The assumption is necessarily subjective, and thus different market participants can produce different average life estimates with regard to the same security.  There can be no assurance that estimated average life will be a security’s actual average life.

In periods of declining interest rates, prices of debt instruments tend to rise.  However, during such periods, the rate of prepayment of mortgages underlying mortgage-backed securities tends to increase, with the result that such prepayments must be reinvested by the issuer at lower rates.  Rising interest rates also tend to discourage refinancing of home mortgages, with the result that the average life of mortgage-backed securities held by an Underlying Fund may be lengthened.

The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-backed security and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities.

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In addition, the value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers of mortgage-backed securities owned by an Underlying Fund. Because investments in mortgage-backed securities are interest sensitive, the ability of the issuer to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy.  For example, action by the Board of Governors of the Federal Reserve System to limit the growth of the nation’s money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages.

Additionally, although mortgages and mortgage-backed securities are generally supported by some form of government or private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations.

Further, SMBS are likely to experience greater price volatility than other types of mortgage securities.  The yield to maturity on the interest only class is extremely sensitive, both to changes in prevailing interest rates and to the rate of principal payments (including prepayments) on the underlying mortgage assets.  Similarly, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets.  In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are made.  An Underlying Fund could fail to fully recover its initial investment in a CMO residual or a SMBS.

Some of these mortgage-backed securities may have exposure to subprime loans or subprime mortgages, which are loans to persons with impaired credit ratings.  However, it may be difficult to determine which securities have exposure to subprime loans or mortgages. Furthermore, the risk allocation techniques employed by these instruments may not be successful, which could lead to the credit risk of these instruments being greater than indicated by their ratings.  The value of these instruments may be further affected by downturns in the credit markets or the real estate market.  It may be difficult to value these instruments because of concerns about their transparency. These instruments may not be liquid.

Municipal Securities

Municipal securities are debt obligations issued by state and local governments, territories, and possessions of the United States, regional government authorities, and their agencies and instrumentalities. The interest on these securities is, in the opinion of bond counsel to the issuer at the time of issuance, exempt from federal income tax. From time to time, legislation restricting or limiting the federal income tax exemption for interest on municipal securities is introduced in Congress. Municipal securities include both notes (which have maturities of less than one (1) year) and bonds (which have maturities of one (1) year or more) that bear fixed or variable rates of interest.

In general, municipal securities are issued to obtain funds for a variety of public purposes, such as the construction, repair, or improvement of public facilities including airports, bridges, housing, hospitals, mass transportation, schools, streets, water, and sewer works.  Municipal securities may be issued to refinance outstanding obligations as well as to raise funds for general operating expenses and lending to other public institutions and facilities.

The two principal classifications of municipal securities are “general obligation” securities and “revenue” securities.  General obligation securities are secured by the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest.  Characteristics and methods of enforcement of general obligation bonds vary according to the law applicable to a particular issuer and the taxes that can be levied for the payment of debt securities may be limited or unlimited as to rates or amounts of special assessments.  Revenue securities are payable only from the revenues derived from a particular facility, a

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class of facilities or, in some cases, from the proceeds of a special excise tax.  Revenue bonds are issued to finance a wide variety of capital projects including:  electric, gas, water, and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals.  Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund, the assets of which may be used to make principal and interest payments on the issuer’s obligations.  Housing finance authorities have a wide range of security including partially or fully insured mortgages, rent subsidized and collateralized mortgages, and the net revenues from housing or other public projects.  Some authorities are provided further security in the form of a state’s assistance (although without obligation) to make up deficiencies in the debt service reserve fund.

Under the Code, certain limited obligation bonds are considered “private activity bonds” and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability.  Some longer-term municipal bonds give the investor the right to “put” or sell the security at par (face value) within a specified number of days following the investor’s request usually one to seven days.  This demand feature enhances a security’s liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par.  If a demand feature terminates prior to being exercised, an Underlying Fund would hold the longer-term security, which could experience substantially more volatility.

Insured municipal debt may also be purchased, in which scheduled payments of interest and principal are guaranteed by a private, non-governmental or governmental insurance company.  The insurance does not guarantee the market value of the municipal debt or the value of the shares of the Underlying Funds.

Municipal Lease Obligations and Certificates of Participation

Municipal lease obligations are lease obligations or installment purchase contract obligations of municipal authorities or entities.  Although lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, a lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payment due under the lease obligation.

Certificates of participation are securities issued by a particular municipality or municipal authority to evidence a proportionate interest in base rental or lease payments relating to a specific project to be made by the municipality, agency, or authority.  However, certain lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in any year unless money is appropriated for such purpose for such year.  Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of default and foreclosure might prove difficult.  In addition, these securities represent a relatively new type of financing, and certain lease obligations may therefore be considered to be illiquid securities.

An Underlying Fund may attempt to minimize the special risks inherent in municipal lease obligations and certificates of participation by purchasing only lease obligations which meet the following criteria:  (i) rated A or better by at least NRSRO; (ii) secured by payments from a governmental lessee which has actively traded debt obligations; (iii) determined by the Underlying Fund’s investment adviser or sub-adviser to be critical to the lessee’s ability to deliver essential services; and (iv) contain legal features which the Underlying Fund’s sub-adviser deems appropriate, such as covenants to make lease payments without the right of offset or counterclaim, requirements for insurance policies, and adequate debt service reserve funds.

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Short-Term Municipal Obligations

These securities include the following:

Tax Anticipation Notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes.  They are usually general obligations of the issuer, secured by the taxing power of the municipality for the payment of principal and interest when due.

Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program.  They also are usually general obligations of the issuer.

Bond Anticipation Notes normally are issued to provide interim financing until long-term financing can be arranged.  The long-term bonds then provide the money for the repayment of the notes.

Construction Loan Notes are sold to provide construction financing for specific projects.  After successful completion and acceptance, many projects receive permanent financing through the FNMA or the GNMA.

Short-Term Discount Notes (tax-exempt commercial paper) are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

Risks of Investing in Municipal Securities

Municipal securities are subject to credit and market risk.  Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues.  An Underlying Fund may purchase and sell portfolio investments to take advantage of changes or anticipated changes in yield relationships, markets, or economic conditions.  An Underlying Fund also may purchase municipal bonds due to changes in the adviser’s or sub-adviser’s evaluation of the issuer or cash needs resulting from redemption requests for the Underlying Fund’s shares.  The secondary market for municipal securities typically has been less liquid than that for taxable debt instruments, and this may affect an Underlying Fund’s ability to sell particular municipal bonds at then-current market prices, especially in periods when other investors are attempting to sell the same securities.

Prices and yields on municipal bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue.  A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of municipal bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded.

An Underlying Fund may purchase custodial receipts representing the right to receive either the principal amount or the periodic interest payments or both with respect to specific underlying municipal bonds.  In a typical custodial receipt arrangement, an issuer or third party owner of municipal bonds deposits the bonds with a custodian in exchange for two classes of custodial receipts.  The two classes have different characteristics, but, in each case, payments on the two classes are based on payments received on the underlying municipal bonds.  In no event will the aggregate interest paid with respect to the two classes exceed the interest paid by the underlying municipal bond.  Custodial receipts are sold in private placements.  The value of a custodial receipt may fluctuate more than the value of a municipal bond of comparable quality and maturity.

Securities of issuers of municipal obligations are subject to the provisions of bankruptcy, insolvency, and

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other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978.  In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes.  Furthermore, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be materially affected.

Performance Indexed Paper (“PIPsSM”)

PIPsSM is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements.  The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity).  The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

Principal Exchange Rate Linked Securities (“PERLSSM”)

PERLSSM are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time.  The return on “standard” principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; “reverse” principal exchange rate linked securities are like the “standard” securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency.  Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market).  Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

Trust Certificates

Trust certificates may be underwritten by securities dealers or banks, representing interests in securities held by a custodian or trustee.  The securities so held may include U.S. government securities, municipal securities or other types of securities in which the Underlying Funds may invest.  The trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee.  For certain securities laws purposes, trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trust.  As a holder of trust certificates, an Underlying Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust.

Although an Underlying Fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, the Underlying Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuers.  Thus, in the event an underlying issuer fails to

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pay principal and/or interest when due, an Underlying Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Underlying Fund had purchased a direct obligation of the issuer.  In addition, in the event that the trust account in which the underlying securities have been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying securities would be reduced in recognition of any taxes paid.

Certain trust certificates may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate.  Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios.  Also, because these instruments may be leveraged, their market values may be more volatile than other types of municipal instruments and may present greater potential for capital gain or loss.  The possibility of default by an issuer or the issuer’s credit provider may be greater for these derivative instruments than for other types of instruments.  In some cases, it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist.  In many cases, the Internal Revenue Service (“IRS”) has not ruled on whether the interest received on a tax-exempt derivative instrument is tax-exempt and, accordingly, purchases of such instruments are based on the opinion of counsel to the sponsors of the instruments.

Trust-Preferred Securities

Trust-preferred securities, also known as trust-issued securities, are securities that have the characteristics of both debt and equity instruments. Generally, trust preferred securities are cumulative preferred stock issued by a trust that is wholly-owned by a financial institution, usually, a bank holding company. The financial institution creates the trust and will subsequently own the trust’s common securities, which represents three percent of the trust’s assets. The remaining 97% of the trust’s assets consists of trust-preferred securities, which are then sold to investors. The trust will use the sales proceeds to purchase a subordinated debt issued by the financial institution. The financial institution will use the proceeds from the subordinated debt sale to increase its capital while the trust will receive periodic interest payments from the financial institution for holding the subordinated debt. The trust will use the payments received to make dividend payments to the holders of the trust-preferred securities. The primary advantage of this particular structure is that the trust-preferred securities are treated by the financial institution as debt securities for tax purposes (i.e., interest expense is tax deductible) and as equity securities for calculation of capital requirements.

In certain instances, the structure involves more than one financial institution and thus, more than one trust. In this pooled offering, a separate trust is created. This trust will issue securities to investors and use the proceeds to purchase the trust-preferred securities issued by the trust subsidiaries of the participating financial institutions. Accordingly, the trust-preferred securities held by the investors are backed by the trust-preferred securities issued by the trust subsidiaries.

In identifying the risks associated with trust-preferred securities, the Underlying Funds will evaluate the financial condition of the financial institution, as the trust typically has no business operations other than to issue the trust-preferred securities. If the financial institution is financially unsound and defaults on the interest payments to the trust, the trust will not be able to make dividend payments to an Underlying Fund.

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U.S. Government Securities

Investments in U.S. government securities include instruments issued by the U.S. Treasury, such as bills, notes, and bonds.  These instruments are direct obligations of the U.S. government and, as such, are backed by the full faith and credit of the United States.  They differ primarily in their interest rates, the lengths of their maturities, and the dates of their issuances.

In addition, U.S. government securities include securities issued by instrumentalities of the U.S. government, such as GNMA, which are also backed by the full faith and credit of the United States.  Also included in the category of U.S. government securities are instruments issued by instrumentalities established or sponsored by the U.S. government, such as the Student Loan Marketing Association, FNMA, and FHLMC.  While these securities are issued, in general, under the authority of an Act of Congress, the U.S. government is not obligated to provide financial support to the issuing instrumentalities, although under certain conditions certain of these authorities may borrow from the U.S. Treasury.   In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.  An Underlying Fund will invest in securities of such agencies or instrumentalities only when the adviser or sub-adviser of the Underlying Fund is satisfied that the credit risk with respect to such instrumentality is comparable to the credit risk of U.S. government securities backed by the full faith and credit of the United States.

Obligations issued or guaranteed by U.S. government agencies include direct obligations and mortgage-backed securities that have different levels of credit support from the government.  Some are supported by full faith and credit of the U.S. government, such as GNMA certificates, some are supported by the right of the issuer to borrow from the U.S. Treasury under certain circumstances, such as FNMA, others are supported only by the credit of the entity that issued them, such as FHLMC.

An Underlying Fund may also invest in U.S. Treasury obligations, which are obligations issued or guaranteed by U.S. government agencies.  U.S. Treasury obligations include Treasury bills, Treasury notes, and Treasury bonds, and are backed by the full faith and credit of the United States as to timely payments of interest and repayments of principal.  Obligations issued or guaranteed by U.S. government agencies include direct obligations and mortgage-backed securities that have different levels of credit support from the government.  Some are supported by the full faith and credit of the U.S. government, such as GNMA pass-through mortgage certificates; some are supported by the right of the issuer to borrow from the U.S. Treasury under certain circumstances, such as FNMA bonds; and others are supported only by the credit of the entity that issued them, such as FHLMC.

In September 2008, FNMA and FHLMC were each placed into conservatorship by the U.S. government under the authority of the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. government, with a stated purpose to preserve and conserve FNMA’s and FHLMC’s assets and property and to put FNMA and FHLMC in a sound and solvent condition.  The U.S. Treasury has made a commitment of indefinite duration to maintain the positive net worth of FNMA and FHLMC in exchange for senior preferred stock and warrants for common stock of the entities.  No assurance can be given that the purposes of the conservatorship and related actions under the authority of FHFA will be met or that the U.S. Treasury’s initiative will be successful.

On August 5, 2011, S&P lowered the long-term sovereign credit rating assigned to the United States to AA+ with a negative outlook. On August 8, 2011, S&P downgraded the long-term senior debt rating of Fannie Mae and Freddie Mac to AA+ with a negative outlook.  The long-term impacts of the downgrades or the impacts of any future downgrade are unknown. However, the downgrades could have a material adverse impact on global financial markets and worldwide economic conditions, and could negatively impact the Underlying Funds.

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Zero-Coupon Bonds, Deferred Interest Securities, and Pay-in-Kind Bonds

Zero-coupon bonds and deferred interest securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest (“cash payment date”) and therefore are issued and traded at a discount from their face amounts or par value. The discount varies, depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security, and the perceived credit quality of the issuer.  The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches.  The market prices of zero-coupon and delayed interest securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero-coupon securities having similar maturities and credit quality.  Current federal income tax law requires holders of zero-coupon securities to report as interest income each year the portion of the original issue discount on such securities (other than tax-exempt original issue discount from a zero-coupon security) that accrues that year, even though the holders receive no cash payments of interest during the year.

A PIK security is a debt obligation which provides that the issuer of the security may, at its option, pay interest on such security in cash or in the form of additional debt obligations.  Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash.  Such investments may experience greater volatility in market value than debt obligations that make regular payments of interest.  An Underlying Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Underlying Fund’s distribution obligations.

An Underlying Fund will be required to report as income annual inclusions of original issue discount over the life of such securities as if it were paid on a current basis, although no cash interest or dividend payments are received by the Underlying Funds until the cash payment date or the securities mature.  Under certain circumstances, the Underlying Funds could also be required to include accrued market discount or capital gain with respect to its PIK securities.

The risks associated with lower rated debt securities apply to these securities.  Zero-coupon and PIK securities are also subject to the risk that in the event of a default, an Underlying Fund may realize no return on its investment, because these securities do not pay cash interest.

FOREIGN/EMERGING MARKET EQUITY AND DEBT INVESTMENTS

Securities of foreign issuers traded outside the United States have certain common characteristics and risks.  Foreign financial markets, while growing in volume have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. The foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delivery of securities may not occur at the same time as payment in some foreign markets. Delays in settlement could result in temporary periods when a portion of the assets of an Underlying Fund is uninvested and no return is earned thereon.  The inability of an Underlying Fund to make intended security purchases due to settlement problems could cause the Underlying Fund to miss attractive investment opportunities.  Inability to dispose of portfolio securities due to settlement problems could result either in losses to an Underlying Fund due to subsequent declines in value of the portfolio security or, if the Underlying Fund has entered into a contract to sell the security, could result in possible liability

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to the purchaser.

As foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards or practices comparable to those applicable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies. There is generally less government supervision and regulation of exchanges, financial institutions, and issuers in foreign countries than there is in the United States.  A foreign government may impose exchange control regulations that may have an impact on currency exchange rates and there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect U.S. investments in those countries.

Changes in foreign currency exchange rates will affect the value of securities denominated or quoted in currencies other than the U.S. dollar and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned.  Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets. Securities of many foreign issuers are less liquid and their prices more volatile than securities of comparable U.S. issuers. Transactional costs in non-U.S. securities markets are generally higher than in U.S. securities markets.  In addition, transactions in foreign securities may involve greater time from the trade date until settlement than domestic securities transactions and involve the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.

Although the Underlying Funds will use reasonable efforts to obtain the best available price and the most favorable execution with respect to all transactions, and the adviser or sub-adviser will consider the full range and quality of services offered by the executing broker or dealer when making these determinations, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Certain foreign governments levy withholding taxes against dividend and interest income, or may impose other taxes. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received by an Underlying Fund on these investments. However, these foreign withholding taxes are not expected to have a significant impact on an Underlying Fund, and any income earned by the Underlying Fund should be considered incidental.

Restrictions on Foreign Investments

Some developing countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as an Underlying Fund. As illustrations, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

The manner in which foreign investors may invest in companies in certain developing countries, as well as limitations on such investments, also may have an adverse impact on the operations of an Underlying Fund that invests in such countries. For example, an Underlying Fund may be required in certain countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Underlying Fund. Re-registration may in some instances not be able to occur on timely basis, resulting in a delay during which an Underlying Fund may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where an Underlying Fund places a purchase order but is subsequently informed, at

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the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving the Underlying Fund of the ability to make its desired investment at that time.

Substantial limitations may exist in certain countries with respect to an Underlying Fund’s ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. An Underlying Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Underlying Fund of any restrictions on investments. No more than 15% of an Underlying Fund’s net assets may be comprised, in the aggregate, of assets that are: (i) subject to material legal restrictions on repatriation; or (ii) invested in illiquid securities. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of an Underlying Fund.

In certain countries, banks or other financial institutions may be among the leading companies or have actively traded securities. The 1940 Act restricts each Underlying Fund’s investments in any equity securities of an issuer that, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder. The provisions may restrict an Underlying Fund’s investments in certain foreign banks and other financial institutions.

Risks of Investing in Foreign Securities

Investments in foreign securities involve certain inherent risks including the following:

Foreign Currency Risks.  Currency risk is the risk that changes in foreign exchange rates will affect, favorably or unfavorably, the U.S. dollar value of foreign securities. In a period when the U.S. dollar generally rises against foreign currencies, the returns on foreign securities for a U.S. investor will be diminished. By contrast, in a period when the U.S. dollar generally declines, the returns on foreign securities will be enhanced. Therefore, unfavorable changes in the relationship between the U.S. dollar and the relevant foreign currencies will adversely affect the value of an Underlying Fund’s shares.

Market Characteristics. Settlement practices for transactions in foreign markets may differ from those in U.S. markets and may include delays beyond periods customary in the United States. Foreign security trading practices, including those involving securities settlement where Underlying Fund assets may be released prior to receipt of payment or securities, may expose the Underlying Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. Transactions in options on securities, futures contracts, futures options and currency contracts may not be regulated as effectively on foreign exchanges as similar transactions in the United States, and may not involve clearing mechanisms and related guarantees. The value of such positions also could be adversely affected by the imposition of different exercise terms and procedures and margin requirements than in the United States. The value of an Underlying Fund’s positions may also be adversely impacted by delays in its ability to act upon economic events occuring in foreign markets during non-business hours in the United States.

Legal and Regulatory Matters. In addition to nationalization, foreign governments may take other actions that could have a significant effect on market prices of securities and payment of interest, including restrictions on foreign investment, expropriation of goods and imposition of taxes, currency restrictions, and exchange conrol regulations.

Taxes. The interest payable on certain of an Underlying Fund’s foreign securities may be subject to foreign withholding taxes, thus reducing the net amountt of income available for desitribution to the Underlying Fund’s shareholders. A shareholder otherwise subject to U.S. federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction of U.S. federal income tax purposes for his or her proportionate share of suuch foreign taxes paid by the Underlying Fund.

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Costs. The expense ratio of an Underlying Fund when investing in foreign securities is likely to be higher than those of investment companies investing in domestic securities, since the cost of maintaining the custody of foreign securities is higheer. In considering whether to invest in the securities of a foreign company, the adviser or sub-adviser considers such factors as the chaaracteristics of the particullar company, differences between economic trends and the performance of securities markets within the United States and those within other countries, and also factors relating to the general economic, governmental and social conditions oof the country or countries where the company is located. The extent to which an Underlying Fund will be invested in foreign companies and countries and depository receipts will fluctuate from time to time wtihin the limitations described in the Prospectuses, depending on the adviser’s or sub-adviser’s assessment of prevailing market, economic, and other conditions.

Restrictions on Foreign Investments. Some developing countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Underlying Funds. For example, certain countries may require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

The manner in which foreign investors may invest in companies in certain developing countries, as well as limitations on such investments, also may have an adverse impact on the operations of the Underlying Fund that invests in such countries.  For example, an Underlying Fund may be required, in certain countries, to invest initially through a local broker or other entity and then have the shares purchased and re-registered in the name of the Underlying Fund.  Re-registration may in some instances not be able to occur on timely basis resulting in a delay during which an Underlying Fund may be denied certain of its rights as an investor, including rights as to dividends, or to be made aware of certain corporate actions. There also may be instances where an Underlying Fund places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving the Underlying Fund of the ability to make its desired investment at that time.

Substantial limitations may exist in certain countries with respect to an Underlying Fund’s ability to repatriate investment income, capital, or the proceeds of sales of securities by foreign investors. An Underlying Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to an Underlying Fund of any restrictions on investments. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of the Underlying Fund. For example, funds may be withdrawn from the People’s Republic of China only in U.S. or Hong Kong dollars and only at an exchange rate established by the government once each week.

In certain countries, banks or other financial institutions may be among the leading companies which have actively traded securities. The 1940 Act restricts an Underlying Fund’s investments in any equity securities of an issuer that, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder. The provisions may restrict an Underlying Fund’s investments in certain foreign banks and other financial institutions.

The risks of investing in foreign securities may be intensified for investments in issuers domiciled or doing substantial business in emerging markets or countries with limited or developing capital markets. Security prices in emerging markets can be significantly more volatile than in the more developed nations

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of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of sudden adverse government action and even nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Transaction settlement and dividend collection procedures may be less reliable in emerging markets than in developed markets. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

Depositary Receipts

Securities of foreign issuers may take the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), or other securities that represent interests in securities of foreign companies (collectively, “Depositary Receipts”).  These securities are typically dollar denominated although their market price is subject to fluctuations of the foreign currency in which the underlying securities are denominated. ADRs, are receipts typically issued by a U.S.  bank or trust company evidencing ownership of the underlying foreign securities and are typically designed for U.S. investors and held either in physical form or in a book entry form.  ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depositary which has an exclusive relationship with the issuer of the underlying security.  An unsponsored ADR may be issued by any number of U.S. depositories.  Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.  The depositary of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities.  An Underlying Fund may invest in either type of ADR.  Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the Depositary Receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties.  An Underlying Fund may purchase securities in local markets and direct delivery of these ordinary shares to the local depositary of an ADR agent bank in the foreign country.  Simultaneously, the ADR agents create a certificate that settles at an Underlying Fund’s custodian in five days.  An Underlying Fund may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer.  Accordingly the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security.  ADRs may also be subject to exchange rate risks if the underlying foreign securities are traded in foreign currency.

EDRs are similar to ADRs but may be listed and traded on a European exchange as well as in the United States (typically these securities are traded on the Luxembourg exchange in Europe).  Generally, ADRs, in registered form, are designed for use in U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets.  GDRs are similar to EDRs although they may be held through foreign clearing agents such as Euroclear and other foreign depositories.

Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States.

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Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts also involve the risks of other investments in foreign securities.

Eurodollar and Yankee Dollar Instruments

Eurodollar instruments are bonds that pay interest and principal in U.S. dollars held in banks outside the United States, primarily in Europe. Eurodollar instruments are usually issued on behalf of multinational companies and foreign governments by large underwriting groups composed of banks and issuing houses from many countries. Yankee Dollar instruments are U.S. dollar-denominated bonds issued in the United States by foreign banks and corporations. These investments involve risks that are different from investments in securities issued by U.S. issuers. (See, “Foreign Investments.”)

Eurodollar Convertible Securities

Eurodollar convertible securities are instruments of a U.S. issuer or a foreign issuer that are issued outside the United States and are convertible into equity securities of the same or a different issuer. Interest and dividends on Eurodollar securities are payable in U.S. dollars outside of the United States.  An Underlying Fund may invest, without limitation, in Eurodollar convertible securities that are convertible into foreign equity securities listed, or represented by ADRs listed on the New York Stock Exchange (“NYSE”) or the AMEX, or that are convertible into publicly traded common stocks of U.S. companies.  An Underlying Fund may also invest up to 15% of its total assets invested in convertible securities, taken at market value, in Eurodollar convertible securities that are convertible into foreign equity securities which are not listed, or represented by ADRs listed, on such exchanges.

Exchange Rate-Related Securities

Exchange rate-related securities are securities that are indexed to certain specific foreign currency exchange rates.  The terms of such securities would provide that the principal amount or interest payments are adjusted upwards or downwards (but not below zero) at payment to reflect fluctuations in the exchange rate between two currencies while the obligation is outstanding, depending on the terms of the specific security.  An Underlying Fund will purchase such security with the currency in which it is denominated and will receive interest and principal payments thereon in the currency, but the amount of principal or interest payable by the issuer will vary in proportion to the change (if any) in the exchange rate between the two specific currencies between the date the instrument is issued and the date the principal or interest payment is due.  The staff of the SEC is currently considering whether a mutual fund’s purchase of this type of security would result in the issuance of a “senior security” within the meaning of the 1940 Act.  The Company believes that such investments do not involve the creation of such a senior security, but nevertheless undertakes, pending the resolution of this issue by the staff, to establish a segregated account with respect to such investments and to maintain in such account cash not available for investment, U.S. government securities, or other liquid high quality debt securities having a value equal to the aggregate principal amount of outstanding securities of this type.

Investment in exchange rate-related securities entails certain risks.  There is the possibility of significant changes in rates of exchange between the U.S. dollar and any foreign currency to which an exchange rate-related security is linked.  In addition, there is no assurance that sufficient trading interest to create a liquid secondary market will exist for a particular exchange rate-related security due to conditions in the debt and foreign currency markets.  Illiquidity in the forward foreign exchange market and the high

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volatility of the foreign exchange market may, from time to time, combine to make it difficult to sell an exchange rate-related security prior to maturity without incurring a significant price loss.

Foreign Bank Obligations

Obligations of foreign banks and foreign branches of U.S. banks involve somewhat different investment risks from those affecting obligations of U.S. banks including; the possibilities that liquidity could be impaired because of future political and economic developments; the obligations may be less marketable than comparable obligations of U.S. banks; a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; foreign deposits may be seized or nationalized; foreign governmental restrictions (such as foreign exchange controls) may be adopted, which might adversely affect the payment of principal and interest on those obligations; and the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks.  In addition, the accounting, auditing, financial reporting standards, practices, and requirements applicable to foreign banks may differ from those applicable to U.S. banks.  In that connection, foreign banks are not subject to examination by any U.S. government agency or instrumentality.

Foreign Currency Exchange Transactions

An Underlying Fund may buy and sell securities denominated in currencies other than the U.S. dollar and receive interest, dividends, and sale proceeds in currencies other than the U.S. dollar and therefore, may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. An Underlying Fund either enters into these transactions on a spot (i.e., cash) basis, at the spot rate prevailing in the foreign currency exchange market, or use forward foreign currency contracts to purchase or sell foreign currencies.  A forward foreign currency exchange contract is an agreement to exchange one currency for another (for example, to exchange a certain amount of U.S. dollars for a certain amount of Korean won) at a future date.  Forward foreign currency exchange contracts are included in the group of instruments that can be characterized as derivatives.  Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of an Underlying Fund’s portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain. Use of currency hedging techniques may also be limited by management’s need to protect the status of each Underlying Fund as a regulated investment company (“RIC”) under the Code.

Foreign Debt Securities

Foreign debt securities represent debt obligations (which may be denominated in U.S. dollar or in non-U.S. currencies) of any rating issued or guaranteed by foreign corporations, certain supranational entities (such as the World Bank) and foreign governments (including political subdivisions having taxing authority) or their agencies or instrumentalities, including ADRs.  These debt obligations may be bonds (including sinking fund and callable bonds), debentures, and notes, together with preferred stocks, PIK securities, and zero-coupon bonds.

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In determining whether to invest in debt obligations of foreign issuers, an Underlying Fund will consider the relative yields of foreign and domestic debt securities, the economies of foreign countries, the condition of such countries’ financial markets, the interest rate climate of such countries and the relationship of such countries’ currency to the U.S. dollar.  These factors are judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data.  Subsequent foreign currency losses may result in an Underlying Fund having previously distributed more income in a particular period than was available from investment income, which could result in a return of capital to shareholders.  An Underlying Fund’s portfolio of foreign securities may include those of a number of foreign countries, or, depending upon market conditions, those of a single country.

Investment in foreign securities involves considerations and risks not associated with investment in securities of U.S. issuers.  For example, foreign issuers are not required to use generally accepted accounting principles.  If foreign securities are not registered under the 1933 Act, the issuer generally does not have to comply with the disclosure requirements of the Securities Exchange Act of 1934, as amended (“1934 Act”). The values of foreign securities investments will be affected by incomplete or inaccurate information available to the adviser or sub-adviser as to foreign issuers, changes in currency rates, exchange control regulations or currency blockage, expropriation or nationalization of assets, application of foreign tax laws (including withholding taxes), changes in governmental administration or economic or monetary policy.  In addition, it is generally more difficult to obtain court judgments outside the United States.

Securities traded in certain emerging market countries, including the emerging market countries in Eastern Europe, may be subject to risks in addition to risks typically posed by international investing due to the inexperience of financial intermediaries, the lack of modern technology, and the lack of a sufficient capital base to expand business operations.  Additionally, former Communist regimes of a number of Eastern European countries previously expropriated a large amount of property, the claims on which have not been entirely settled.  There can be no assurance that an Underlying Fund’s investments in Eastern Europe will not also be expropriated, nationalized or otherwise confiscated. Although a portion of an Underlying Fund’s investment income may be received or realized in foreign currencies, the Underlying Fund would be required to compute and distribute its income in U.S. dollars and absorb the cost of currency fluctuations and the cost of currency conversions.

An Underlying Fund’s investments in foreign currency denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income.  This difference may cause a portion of the Company’s income distributions to constitute returns of capital for tax purposes or require an Underlying Fund to make distributions exceeding book income to qualify as a RIC for federal tax purposes.

Foreign Mortgage-Backed Securities

Foreign-related mortgage securities are interests in pools of mortgage loans made to residential homebuyers domiciled in a foreign country. These include mortgage loans made by trust and mortgage loan companies, credit unions, chartered banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (such as, Canada Mortgage and Housing Corporation and First Australian National Mortgage Acceptance Corporation Limited). The mechanics of these mortgage-backed securities are generally the same as those issued in the United States. However, foreign mortgage markets may differ materially from the U.S. mortgage market with respect to matters such as the sizes of loan pools, pre-payment experience, and maturities of loans.

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Forward Currency Contracts

An Underlying Fund may enter into forward currency contracts in anticipation of changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. For example, an Underlying Fund might purchase a particular currency or enter into a forward currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase. Alternatively, it might sell a particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell. Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain from an increase in the value of the currency. An Underlying Fund may engage in forward currency transactions in anticipation of or to protect itself against fluctuations in currency exchange rates. An Underlying Fund might sell a particular currency forward, for example, when it wants to hold bonds or bank obligations denominated in or exposed to that currency but anticipates or wishes to be protected against a decline in the currency against the dollar. Similarly, it might purchase a currency forward to “lock in” the dollar price of securities denominated in or exposed to that currency which it anticipated purchasing.

An Underlying Fund may enter into forward foreign currency contracts in two circumstances. When an Underlying Fund enters into a contract for the purchase or sale of a security denominated in or exposed to a foreign currency, the Underlying Fund may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for a fixed amount of dollars for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Underlying Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

Second, when an Underlying Fund’s sub-adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract for a fixed amount of dollars to sell the amount of foreign currency approximating the value of some or all of the Underlying Fund’s securities denominated in or exposed to such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

None of the Underlying Funds will enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Underlying Fund to deliver an amount of foreign currency in excess of the value of the Underlying Fund’s securities or other assets denominated in that currency, unless the Underlying Fund covers the excess with sufficient segregated assets. At the maturity of a forward contract, an Underlying Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

It is impossible to forecast the market value of a particular portfolio security at the expiration of the contract. Accordingly, if a decision is made to sell the security and make delivery of the foreign currency, it may be necessary for the Underlying Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the Underlying Fund is obligated to deliver. If the Underlying Fund retains the

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portfolio security and engages in an offsetting transaction, the Underlying Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between the Underlying Funds entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Underlying Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Underlying Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. Forward contracts are not traded on regulated commodities exchanges. There can be no assurance that a liquid market will exist when an Underlying Fund seeks to close out a forward currency position, and in such an event, the Underlying Fund might not be able to effect a closing purchase transaction at any particular time. In addition, an Underlying Fund entering into a forward foreign currency contract incurs the risk of default by the counter party to the transaction. The CFTC has indicated that it may in the future assert jurisdiction over certain types of forward contracts in foreign currencies and attempt to prohibit certain entities from engaging in such foreign currency forward transactions.

Passive Foreign Investment Companies (“PFICs”) - An Underlying Fund may invest in PFICs.  Some foreign countries limit or prohibit all direct foreign investment in the securities of their companies.  However, the governments of some countries have authorized the organization of investment funds to permit indirect foreign investment in such securities.  An Underlying Fund is subject to certain percentage limits under the 1940 Act and certain states relating to the purchase of securities of investment companies, and may be subject to the limitation that no more than 10% of the value of the Underlying Fund’s assets may be invested in such securities.

Sovereign Debt Securities

Sovereign debt securities are issued by governments of foreign countries.  The sovereign debt securities in which an Underlying Fund may invest may be rated below investment-grade. These securities usually offer higher yields than higher rated securities but are also subject to greater risk than higher-rated securities.

Brady Bonds represent a type of sovereign debt.  Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt-restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”).  Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay, and Venezuela. and may be issued by other emerging countries.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market.  Brady Bonds are not considered to be U.S. government securities.  U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds.  Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter.  Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized.  Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final

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maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”).

Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders.  A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

Risks of Investing in Sovereign Debt/Brady Bonds

Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds.  There can be no assurance that Brady Bonds in which the Underlying Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Underlying Fund to suffer a loss of interest or principal on any of its holdings.

Investment in sovereign debt can involve a high degree of risk.  The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt.  A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject.  Governmental entities may also depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt.  The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations.  Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner.  Consequently, governmental entities may default on their sovereign debt.  Holders of sovereign debt (including the Underlying Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities.  There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Sovereign debt issued or guaranteed by emerging market governmental entities, and corporate issuers in which an Underlying Fund may invest, potentially involves a high degree of risk and may be deemed the equivalent in terms of quality to high risk, low rated securities (i.e., high-yield bonds) and subject to many of the same risks as such securities.  An Underlying Fund may have difficulty disposing of certain of these debt obligations because there may be a thinly trading market for such securities. In the event a governmental issuer defaults on its obligations, an Underlying Fund may have limited legal recourse against the issuer or guarantor, if any.  Remedies must, in some cases, be pursued in the courts in the jurisdiction in which the defaulting party itself operates, and the ability of the holder of foreign government debt securities to obtain recourse may be subject to the political climate in the relevant country.

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Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds.  There can be no assurance that Brady Bonds in which an Underlying Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Underlying Fund to suffer a loss of interest or principal on any of its holdings.

Supranational Organizations

Securities of supranational agencies are not considered government securities and are not supported directly or indirectly by the U.S. government. Examples of supranational agencies include, but are not limited to, the International Bank for Reconstruction and Development (World Bank), which was chartered to finance development projects in developing member countries; the European Union, which is an organization of European countries engaged in cooperative economic activities; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment, and provide technical assistance to member nations in the Asian and Pacific regions.

DERIVATIVES

A derivative is a financial instrument whose value is dependent upon the value of an underlying asset or assets. These underlying assets may include commodities, stocks, bonds, interest rates, currency exchange rates, or related indices. Types of derivatives include forward currency contracts, futures, options, swaps and warrants. Derivative instruments may be used for a variety of reasons including enhancing returns, hedging against certain market risks, or providing a substitute for purchasing or selling particular securities.  Derivatives may provide a cheaper, quicker, or more specifically focused way for a portfolio or an Underlying Fund to invest than “traditional” securities would.

Transactions in derivative instruments may include:

•                                          the purchase and writing of options on securities (including index options) and options on foreign currencies;

•                                          the purchase and sale of futures contracts based on financial, interest rate, and securities indices, equity securities, or debt instruments; and

•                                          entering into forward contracts, swaps, and swap related products, such as equity index, interest rate, or currency swaps, credit default swaps (long and short), and related caps, collars, floors, and swaps.

Some derivatives may be used for “hedging,” which means that they may be used when the sub-adviser seeks to protect the portfolio’s or an Underlying Fund’s investments from a decline in value, which could result from changes in interest rates, market prices, currency fluctuations, and other market factors. Derivatives may also be used when the sub-adviser seeks to increase liquidity, implement a cash management strategy, invest in a particular stock, bond, or segment of the market in a more efficient or less expensive way; modify the characteristics of a portfolio’s or an Underlying Fund’s portfolio investments; and/or to enhance return. However derivatives are used, their successful use is not assured and will depend upon the sub-adviser’s ability to predict and understand relevant market movements.

Derivatives can be volatile and involve various types and degrees of risk depending upon the characteristics of the particular derivative and the portfolio as a whole.  Derivatives permit a portfolio or an Underlying Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as a portfolio or an Underlying Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in

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specific securities.

Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives.  Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives.  This guarantee usually is supported by a daily payment system (i.e., margin requirements) operated by the clearing agency in order to reduce overall credit risk.  As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange.  By contrast, no clearing agency guarantees over-the-counter derivatives.  Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default.  Accordingly, a portfolio or an Underlying Fund will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as they would review the credit quality of a security to be purchased by the portfolio or the Underlying Fund.  Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

The value of some derivative instruments in which a portfolio or an Underlying Fund invests may be particularly sensitive to changes in prevailing interest rates and, like the other investments of the portfolio or an Underlying Fund, the ability of the portfolio or an Underlying Fund to successfully utilize these instruments may depend in part upon the ability of the portfolio’s or an Underlying Fund’s adviser or sub-adviser to forecast interest rates and other economic factors correctly.  If the adviser or sub-adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, a portfolio or an Underlying Fund could be exposed to the risk of loss.

A portfolio or an Underlying Fund might not employ any of the strategies described below and no assurance can be given that any strategy used will succeed.  If a portfolio’s and/or an Underlying Fund’s adviser or sub-adviser incorrectly forecasts interest rates, market values, or other economic factors in utilizing a derivatives strategy for a portfolio or the Underlying Fund, the portfolio or the Underlying Fund might have been in a better position if it had not entered into the transaction at all.  Also, suitable derivative transactions may not be available in all circumstances.  The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments.  While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses by offsetting favorable price movements in related investments or otherwise due to the possible inability of a portfolio or an Underlying Fund to purchase or sell a portfolio security at a time that otherwise would be favorable; the possible need to sell a portfolio security at a disadvantageous time because the portfolio or the Underlying Fund is required to maintain asset coverage; offsetting positions in connection with transactions in derivative instruments, and the possible inability of the portfolio or the Underlying Fund to close out or to liquidate its derivatives positions.  In addition, a portfolio or an Underlying Fund’s use of such instruments may cause the portfolio or the Underlying Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments. There can be no assurance that the use of derivative instruments will benefit a portfolio or an Underlying Fund.

A portfolio and Underlying Funds have claimed an exclusion from the definition of a Commodity Pool Operator (“CPO”) under the Commodity Exchange Act and therefore are not subject to registration or regulation as a CPO.

In February 2012, the Commodity Futures Trading Commission (“CFTC”) adopted regulatory changes that may impact the portfolios by subjecting a portfolio’s or an Underlying Fund’s adviser or sub-adviser to registration with the CFTC as a CPO and commodity trading adviser (“CTA”) of the portfolio or an

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Underlying Fund, unless the portfolio or Underlying Fund is able to comply with certain trading and marketing limitations on its investments in futures, many over-the-counter derivatives and certain other instruments. A related CFTC proposal to harmonize applicable CFTC and SEC regulations could, if adopted, mitigate certain disclosure and operational burden where CPO registration is required for an adviser. Compliance with these additional registration and regulatory requirements may increase portfolio expenses.

Foreign Currency Transactions

An Underlying Fund that invests in foreign securities may buy and sell securities denominated in currencies other than the U.S. dollar, and receives interest, dividends and sale proceeds in other currencies, the Underlying Fund may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. An Underlying Fund may enter into foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward foreign currency contracts to purchase or sell the foreign currencies.

Forward Currency Contracts

Forward foreign currency exchange contracts may be used for hedging and non-hedging purposes. Forward contracts may be used for hedging to attempt to minimize the risk to an Underlying Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. An Underlying Fund intends to enter into forward contracts for hedging purposes. In particular, a forward contract to sell a currency may be entered into where the Underlying Fund seeks to protect against an anticipated increase in the rate for a specific currency which could reduce the dollar value of portfolio securities denominated in such currency. Conversely, an Underlying Fund may enter into a forward contract to purchase a given currency to protect against a projected increase in the dollar value of securities denominated in such currency which the Underlying Fund intends to acquire. An Underlying Fund also may enter into a forward contract in order to assure itself of a predetermined exchange rate in connection with a security denominated in a foreign currency. In addition, an Underlying Fund may enter into forward contracts for “cross hedging” purposes; e.g., the purchase or sale of a forward contract on one type of currency as a hedge against adverse fluctuations in the value of a second type of currency.  An Underlying Fund may also use foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

If a hedging transaction in forward contracts is successful, the decline in the value of portfolio securities or other assets or the increase in the cost of securities or other assets to be acquired may be offset, at least in part, by profits on the forward contract. Nevertheless, by entering into such forward contracts, an Underlying Fund may be required to forgo all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. An Underlying Fund will usually seek to close out positions in such contracts by entering into offsetting transactions, which will serve to fix the Underlying Fund’s profit or loss based upon the value of the contracts at the time the offsetting transaction is executed.

An Underlying Fund will also enter into transactions in forward contracts for other than hedging purposes, which present greater profit potential but also involve increased risk. For example, an Underlying Fund may purchase a given foreign currency through a forward contract if, in the judgment of the Underlying Fund’s sub-adviser, the value of such currency is expected to rise relative to the U.S. dollar. Conversely, an Underlying Fund may sell the currency through a forward contract if the Underlying Fund’s sub-adviser believes that its value will decline relative to the dollar.

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Alternatively, when a sub-adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract for a fixed amount of dollars to sell the amount of foreign currency approximating the value of some or all of a portfolio’s or an Underlying Fund’s securities denominated in, or exposed, to such foreign currency.  The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date on which the forward contract is entered into and the date it matures.  The projection of short-term currency market movement is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain.

An Underlying Fund will profit if the anticipated movements in foreign currency exchange rates occur which will increase its gross income. Where exchange rates do not move in the direction or to the extent anticipated, however, an Underlying Fund may sustain losses, which will reduce its gross income. Such transactions, therefore, could be considered speculative and could involve significant risk of loss.

An Underlying Fund has established procedures consistent with statements by the SEC and its staff regarding the use of forward contracts by registered investment companies, which require the use of segregated assets or “cover” in connection with the purchase and sale of such contracts. In those instances in which the Underlying Fund satisfies this requirement through segregation of assets, it will maintain, in a segregated account (or earmark on its records) cash, cash equivalents or other liquid securities, which will be marked to market on a daily basis, in an amount equal to the value of its commitments under forward contracts. While these contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event the Underlying Fund’s ability to utilize forward contracts in the manner set forth above may be restricted.

An Underlying Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Underlying Fund’s sub-adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate. An Underlying Fund may also hold foreign currency in anticipation of purchasing foreign securities.

Futures Contracts and Options on Future Contracts

A portfolio and an Underlying Fund may enter into stock index futures contracts, including futures contracts related to stock indices and interest rates among others.  Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law. Purchases or sales of stock index futures contracts for hedging purposes may be used to attempt to protect an Underlying Fund’s current or intended stock investments from broad fluctuations in stock prices, to act as a substitute for an underlying investment, or to enhance yield (“speculation”).

A futures contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a futures contract provides for a specified settlement date on which, in the case of stock index futures contracts, the difference between the price at which the contract was entered into and the contract’s closing value is settled between the purchaser and seller in cash. Futures contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures contracts call for settlement only on the date and cannot be “exercised” at any other time during their term.

The purchase or sale of a futures contract differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the

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broker as “initial margin.” Subsequent payments to and from the broker, referred to as “variation margin,” are made on a daily basis as the value of the index or instrument underlying the futures contract fluctuates, making positions in the futures contract more or less valuable—a process known as “marking to the market.”

Purchases or sales of stock index futures contracts are used to attempt to protect a portfolio’s or an Underlying Fund’s current or intended stock investments from broad fluctuations in stock prices. For example, a portfolio or an Underlying Fund may sell stock index futures contracts in anticipation of, or during a market decline to attempt to offset the decrease in market value of the portfolio’s or Underlying Fund’s portfolio securities that might otherwise result if such decline occurs, because the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When a portfolio or an Underlying Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the portfolio or the Underlying Fund intends to purchase. As such purchases are made, the corresponding position in stock index futures contracts will be closed out. In a substantial majority of these transactions, a portfolio or an Underlying Fund will purchase such securities upon termination of the futures position, but under usual market conditions, a long futures position may be terminated without a related purchase of securities.

When a portfolio or an Underlying Fund buys or sells a futures contract, unless it already owns an offsetting position, it will maintain, in a segregated account held by the custodian or futures commodities merchant, liquid securities having an aggregate value at least equal to the full market value of the futures contract, thereby insuring that the leveraging effect of such futures contract is minimized, in accordance with regulatory requirements.

Gold Futures Contracts

A gold futures contract is a standardized contract which is traded on a regulated commodity futures exchange, and which provides for the future delivery of a specified amount of gold at a specified date, time and price.  When an Underlying Fund purchases a gold futures contract it becomes obligated to take delivery of and pay for the gold from the seller, and when an Underlying Fund sells a gold futures contract, it becomes obligated to make delivery of precious metals to the purchaser, in each case at a designated date and price.  An Underlying Fund may be able to enter into gold futures contracts only for the purpose of hedging its holdings or intended holdings of gold stocks and gold bullion.  An Underlying Fund will not engage in these contracts for speculation or for achieving leverage.  An Underlying Fund’s hedging activities may include purchases of futures contracts as an offset against the effect of anticipated increases in the price of gold or sales of futures contracts as an offset against the effect of anticipated declines in the price of gold.

Interest Rate Futures Contracts

An interest rate futures contract is an obligation traded on an exchange or board of trade that requires the purchaser to accept delivery, and the seller to make delivery of, a specified quantity of the underlying financial instrument, such as U.S. Treasury bills and bonds, in a stated delivery month, at a price fixed in the contract.

A portfolio or an Underlying Fund may purchase and sell interest rate futures as a hedge against adverse changes in debt instruments and other interest rate sensitive securities.  As a hedging strategy a portfolio or an Underlying Fund might employ, a portfolio or an Underlying Fund would purchase an interest rate futures contract when it is not fully invested in long-term debt securities but wishes to defer their purchase for some time until it can orderly invest in such securities or because short-term yields are

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higher than long-term yields.  Such a purchase would enable a portfolio to earn the income on a short-term security while at the same time minimizing the effect of all, or part, of an increase in the market price of the long-term debt security, that a portfolio intends to purchase in the future.  A rise in the price of the long-term debt security prior to its purchase either would be offset by an increase in the value of the futures contract purchased by a portfolio or avoided by taking delivery of the debt securities under the futures contract.

A portfolio or an Underlying Fund would sell an interest rate futures contract in order to continue to receive the income from a long-term debt security, while endeavoring to avoid part or the entire decline in market value of that security that would accompany an increase in interest rates. If interest rates did rise, a decline in the value of the debt security held by a portfolio or an Underlying Fund would be substantially offset by the ability of a portfolio or an Underlying Fund to repurchase at a lower price the interest rate futures contract previously sold.  While a portfolio or an Underlying Fund could sell the long-term debt security and invest in a short-term security, ordinarily the portfolio or Underlying Fund would give up income on its investment, since long-term rates normally exceed short-term rates.

Stock Index Futures Contracts

A “stock index” assigns relative values to the common stocks included in an index (for example, the S&P 500® Index or the New York Stock Exchange Composite Index), and the index fluctuates with changes in the market values of such stocks.  A stock index futures contract is a bilateral agreement to accept or make payment, depending on whether a contract is purchased or sold, of an amount of cash equal to a specified dollar amount multiplied by the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally purchased or sold.

To the extent that changes in the value of a portfolio or an Underlying Fund corresponds to changes in a given stock index, the sale of futures contracts on that index (“short hedge”) would substantially reduce the risk to a portfolio or an Underlying Fund of a market decline and, by so doing, provide an alternative to a liquidation of securities position, which may be difficult to accomplish in a rapid and orderly fashion.  Stock index futures contracts might also be sold:

(i)                                     when a sale of portfolio securities at that time would appear to be disadvantageous in the long term because such liquidation would:

(a)           forego possible price appreciation;

(b)           create a situation in which the securities would be difficult to repurchase; or

(c)           create substantial brokerage commissions.

(ii)                                  when a liquidation of a portfolio or an Underlying Fund has commenced or is contemplated, but there is, in a sub-adviser’s determination, a substantial risk of a major price decline before liquidation can be completed; or

(iii)          (iii)          to close out stock index futures purchase transactions.

Where a portfolio or an Underlying Fund anticipates a significant market or market sector advance, the purchase of a stock index futures contract (“long hedge”) affords a hedge against not participating in such advance at a time when the portfolio or Underlying Fund is not fully invested.  Stock index futures might also be purchased:

(i)                                     if a portfolio or an Underlying Fund is attempting to purchase equity positions in issues which it had, or was having, difficulty purchasing at prices considered by its sub-adviser to be fair value

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based upon the price of the stock at the time it qualified for inclusion in the portfolio or Underlying Fund; or

(ii)           to close out stock index futures sales transactions.

Options on Futures Contracts

A portfolio and Underlying Fund may purchase and sell options to buy or sell futures contracts in which they may invest (“options on futures contracts”). Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law. Put and call options on futures contracts may be traded by a portfolio or an Underlying Fund in order to protect against declines in the values of portfolio securities or against increases in the cost of securities to be acquired, to act as a substitute for an underlying investment, or to enhance yield.

An option on a futures contract provides the holder with the right to enter into a “long” position in the underlying futures contract, in the case of a call option, or a “short” position in the underlying futures contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts. In addition, the seller of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

A portfolio or an Underlying Fund may use options on futures contracts in connection with hedging strategies.  Generally these strategies would be employed under the same market conditions in which a portfolio or an Underlying Fund would use put and call options on debt securities, as described hereafter in “Options on Securities and Securities Indices.”

(i)                                     if a portfolio or Underlying Fund is attempting to purchase equity positions in issues which it had or was having difficulty purchasing at prices considered by its sub-adviser to be fair value based upon the price of the stock at the time it qualified for inclusion in the portfolio or an Underlying Fund; or

(ii)                                  to close out stock index futures sales transactions.

As long as required by regulatory authorities, a portfolio and Underlying Fund will limit its use of futures contracts and futures options to hedging transactions and other strategies as described under the heading “Limitations” in this section.  For example, a portfolio or an Underlying Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the portfolio’s or the Underlying Fund’s securities or the price of the securities that the portfolio or the Underlying Fund intends to purchase.  A portfolio’s or Underlying Fund’s hedging may include sales of futures contracts as an offset against the effect of expected increases in interest rates and purchases of futures contracts as an offset against the effect of expected declines in interest rates.  Although other techniques could be used to reduce a portfolio’s or Underlying Fund’s exposure to interest rate fluctuations, the portfolio or Underlying Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

If a purchase or sale of a futures contract is made by a portfolio or an Underlying Fund, it is required to deposit with its custodian a specified amount of cash and/or securities (“initial margin”).  The initial margin required for a futures contract is set by the exchange or board of trade on which the contract is

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traded and may be modified during the term of the contract.  The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to a portfolio or an Underlying Fund upon termination of the contract, assuming all contractual obligations have been satisfied.  A portfolio and Underlying Fund expects to earn interest income on its initial margin deposits.

A futures contract held by a portfolio or Underlying Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day, a portfolio or an Underlying Fund pays or receives cash, called “variation margin” equal to the daily change in value of the futures contract. This process is known as “marking to market.” The payment or receipt of the variation margin does not represent a borrowing or loan by a portfolio or Underlying Fund but is settlement between the portfolio or the Underlying Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily NAV, a portfolio and Underlying Fund will mark-to-market its open futures positions.

A portfolio or Underlying Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts it writes.  Such margin deposits will vary depending on the nature of the underlying futures contract (including the related initial margin requirements), the current market value of the option, and other futures positions held by a portfolio or Underlying Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security, and delivery month).  If an offsetting purchase price is less than the original sale price, a portfolio or Underlying Fund realizes a capital gain, or if it is more, a portfolio or Underlying Fund realizes a capital loss.  Conversely, if an offsetting sale price is more than the original purchase price, a portfolio or Underlying Fund realizes a capital gain, or if it is less, the portfolio or Underlying Fund realizes a capital loss.  The transaction costs must also be included in these calculations.

Limitations on Futures Contracts

When purchasing a futures contract, a portfolio or an Underlying Fund must maintain with its custodian cash or liquid securities (including any margin) equal to the market value of such contract.  When writing a call option on a futures contract, a portfolio or an Underlying Fund similarly will maintain with its custodian cash and/or liquid securities (including any margin) equal to the amount such option is “in-the-money” until the option expires or is closed out by the portfolio or Underlying Fund.  A call option is “in-the-money” if the value of the futures contract that is the subject of the option exceeds the exercise price.

When writing a call option on a futures contract, a portfolio or an Underlying Fund will maintain with its custodian (or earmark on its records) cash or liquid securities that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option.  Alternatively, a portfolio or an Underlying Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the portfolio or Underlying Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the portfolio or Underlying Fund.

Risks Associated With Futures and Options on Futures Contracts

The value of a futures contract may decline. While a portfolio’s or Underlying Fund’s transactions in futures may protect the portfolio or Underlying Fund against adverse movements in the general level of interest rates or other economic conditions, such transactions could also preclude the portfolio or Underlying Fund from the opportunity to benefit from favorable movements in the level of interest rates

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or other economic conditions. With respect to transactions for hedging, there can be no guarantee that there will be correlation between price movements in the hedging vehicle and in a portfolio’s or Underlying Fund’s securities being hedged. An incorrect correlation could result in a loss on both the hedged securities and the hedging vehicle so that a portfolio’s or Underlying Fund’s return might have been better if hedging had not been attempted. The degree to which price movements do not correlate depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when, and how to hedge involves the exercise of skill and judgment and even a well conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

There can be no assurance that a liquid market will exist at a time when a portfolio or Underlying Fund seeks to close out a futures contract or a futures option position.  Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Lack of a liquid market for any reason may prevent a portfolio or Underlying Fund from liquidating an unfavorable position and the portfolio or Underlying Fund would remain obligated to meet margin requirements and continue to incur losses until the position is closed.

A portfolio and Underlying Fund will only enter into futures contracts or futures options that are standardized and traded on a U.S. exchange or board of trade or, in the case of futures options, for which an established over-the-counter market exists.  Foreign markets may offer advantages such as trading in indexes that are not currently traded in the United States. However, foreign markets may have greater risk potential than domestic markets. Unlike trading on domestic commodity exchanges, trading on foreign commodity markets is not regulated by the CFTC and may be subject to greater risk than trading on domestic exchanges. For example, some foreign exchanges are principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. Trading in foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC’s regulations, and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. Amounts received for foreign futures or foreign options transactions may not be provided the same protections as funds received in respect of transactions on U.S. futures exchanges.  A portfolio or Underlying Fund could incur losses or lose any profits that had been realized in trading by adverse changes in the exchange rate of the currency in which the transaction is denominated. Transactions on foreign exchanges may include both commodities that are traded on domestic exchanges and boards of trade, and those that are not.

The Company reserves the right to engage in other types of futures transactions in the future and to use futures and related options for other than hedging purposes to the extent permitted by regulatory authorities.

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Hybrid Instruments

Hybrid instruments (a type of potentially high-risk derivative) combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument (hereinafter “Hybrid Instruments”).  Generally, a Hybrid Instrument will be a debt security, preferred stock, depositary share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively “Underlying Assets”) or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively “Benchmarks”).  Thus, Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stocks with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

Hybrid Instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return.  For example, a portfolio or an Underlying Fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions.  One solution would be to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries.  The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level.  Furthermore, a portfolio or an Underlying Fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly.  The purpose of this arrangement, known as a structured security with an embedded put option, would be to give a portfolio or an Underlying Fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs.  Of course, there is no guarantee that the strategy would be successful and a portfolio or an Underlying Fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the Hybrid Instrument.

The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures and currencies.  Thus, an investment in a Hybrid Instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published Benchmark.  The risks of a particular Hybrid Instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors which are unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements.  In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments.

Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial

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effect upon the value of the Hybrid Instrument.  Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain).  The latter scenario may result if “leverage” is used to structure the Hybrid Instrument.  Leverage risk occurs when the Hybrid Instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid Instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities.  In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the portfolio and the issuer of the Hybrid Instrument, the creditworthiness of the counterparty or issuer of the Hybrid Instrument would be an additional risk factor which a portfolio or an Underlying Fund would have to consider and monitor.  Hybrid Instruments also may not be subject to regulation of the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the NAV of a portfolio or an Underlying Fund.  Accordingly, a portfolio or each Underlying Fund will limit its investments in Hybrid Instruments to 10% of its total assets. However, because of their volatility, it is possible that an Underlying Fund’s investment in Hybrid Instruments will account for more than 10% of its return (positive or negative).

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad.  At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates.  Recent issuers of indexed securities have included banks, corporations and certain U.S. government agencies.

Options

A portfolio and an Underlying Fund may purchase and sell put and call options on debt instruments or other securities or indices in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option.  The writer of an option on a security has the obligation, upon exercise of the option, to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security.  Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option.  (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain

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economic indicators.)

A portfolio and an Underlying Fund may purchase these securities for the purpose of increasing its return on such securities and/or to protect the value of its portfolio.  A portfolio or an Underlying Fund may also write combinations of put and call options on the same security, known as “straddles”. Such transactions can generate additional premium income but also present increased risk. A portfolio or an Underlying Fund may also purchase put or call options in anticipation of market fluctuations which may adversely affect the value of its portfolio or the prices of securities that the portfolio or the Underlying Fund wants to purchase at a later date. A portfolio or an Underlying Fund may sell call and put options only if it takes certain steps to cover such options or segregates assets, in accordance with regulatory requirements, as described below.

A portfolio or an Underlying Fund may write uncovered calls.  In the case of a call option on a security, the option is “covered” if the portfolio or the Underlying Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the portfolio’s or the Underlying Fund’s adviser or sub-adviser in accordance with procedures established by the Board, in such amount are segregated by its custodian) upon conversion or exchange of other securities held by the portfolio or the Underlying Fund.  For a call option on an index, the option is covered if a portfolio or an Underlying Fund maintains with its custodian assets determined to be liquid by the portfolio’s or the Underlying Fund’s adviser or sub-adviser in accordance with procedures established by the Board, in an amount equal to the contract value of the index.  A call option is also covered if a portfolio or an Underlying Fund holds a call on the same security or index as the call written where the exercise price of the call held is: (i) equal to or less than the exercise price of the call written; or (ii) greater than the exercise price of the call written, provided the difference is maintained by the portfolio or Underlying Fund in segregated assets determined to be liquid by the portfolio’s or the Underlying Fund’s adviser or sub-adviser in accordance with procedures established by the Board.  A put option on a security or an index is “covered” if a portfolio or an Underlying Fund segregates assets determined to be liquid by the portfolio’s or the Underlying Fund’s adviser or sub-adviser in accordance with procedures established by the Board, equal to the exercise price.  A put option is also covered if a portfolio or an Underlying Fund holds a put on the same security or index as the put written where the exercise price of the put held is: (i) equal to or greater than the exercise price of the put written; or (ii) less than the exercise price of the put written, provided the difference is maintained by the portfolio or the Underlying Fund in segregated assets determined to be liquid by the portfolio’s or Underlying Fund’s adviser or sub-adviser in accordance with procedures established by the Board.

Effecting a closing transaction in the case of a sold call option will permit a portfolio or an Underlying Fund to sell another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a sold put option will permit the portfolio or the Underlying Fund to sell another put option to the extent that the exercise price thereof is secured by liquid securities in a segregated account (or earmarked on its records).  Such transactions permit a portfolio or an Underlying Fund to generate additional premium income, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired.  Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any subject to the option to be used for other investments of a portfolio or an Underlying Fund, provided that another option on such security is not sold.

A portfolio or an Underlying Fund will realize a profit from a closing transaction if the premium paid in connection with the closing of an option sold by the portfolio or the Underlying Fund is less than the premium received from selling the option, or if the premium received in connection with the closing of an option by the portfolio or the Underlying Fund is more than the premium paid for the original purchase.

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Conversely, a portfolio or an Underlying Fund will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establishing the option position.  Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option previously sold by a portfolio or the Underlying Fund is likely to be offset in whole or in part by appreciation of the underlying security owned by the portfolio or the Underlying Fund.

A portfolio or an Underlying Fund may sell options in connection with buy-and-write transactions; that is, the portfolio or the Underlying Fund may purchase a security and then sell a call option against that security.  The exercise price of the call a portfolio or an Underlying Fund determines to sell will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below (“in-the-money”), equal to (“at-the-money”) or above (“out-of-the-money”) the current value of the underlying security at the time the option is sold.  Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period.  Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from selling the call option plus the appreciation in the market price of the underlying security, up to the exercise price, will be greater than the appreciation in the price of the underlying security alone.  If the call options are exercised in such transactions, a portfolio or an Underlying Fund’s maximum gain will be the premium received by it for selling the option, adjusted upwards or downwards by the difference between the portfolio’s or Underlying Fund’s purchase price of the security and the exercise price, less related transaction costs.  If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

The selling of put options is similar in terms of risk/return characteristics to buy-and-write transactions.  If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a portfolio or an Underlying Fund’s gain will be limited to the premium received.  If the market price of the underlying security declines or otherwise is below the exercise price, a portfolio or an Underlying Fund may elect to close the position or retain the option until it is exercised, at which time the portfolio or the Underlying Fund will be required to take delivery of the security at the exercise price; the portfolio’s or the Underlying Fund’s return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss.  Out-of-the-money, at-the-money, and in-the-money put options may be used by a portfolio in the same market environments that call options are used in equivalent buy-and-write transactions.

A portfolio or an Underlying Fund may also sell combinations of put and call options on the same security, known as “straddles,” with the same exercise price and expiration date.  By entering into a straddle, a portfolio or an Underlying Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised.  If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and a portfolio or an Underlying Fund will be required to sell the underlying security at a below market price.  This loss may be offset, however, in whole or in part, by the premiums received on the writing of the call options.  Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised.  Straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised.  In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

By selling a call option, a portfolio or an Underlying Fund limits its opportunity to profit from any increase in the market value of the underlying security, above the exercise price of the option.  By selling

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a put option, a portfolio or an Underlying Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value.  The selling of options on securities will not be undertaken by a portfolio or an Underlying Fund solely for hedging purposes, and could involve certain risks which are not present in the case of hedging transactions.  Moreover, even where options are sold for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

A portfolio or an Underlying Fund may purchase options for hedging purposes or to increase its return.  Put options may be purchased to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the portfolio or the Underlying Fund to sell the securities at the exercise price, or to close out the options at a profit.  By using put options in this way, a portfolio or an Underlying Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

A portfolio or an Underlying Fund may purchase call options to hedge against an increase in the price of securities that the portfolio or the Underlying Fund anticipates purchasing in the future.  If such increase occurs, the call option will permit a portfolio or an Underlying Fund to purchase the securities at the exercise price, or to close out the options at a profit.  The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by a portfolio or an Underlying Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to a portfolio or an Underlying Fund.

In certain instances, a portfolio or an Underlying Fund may enter into options on U.S. Treasury securities which provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option.  Like other types of options, these transactions, which may be referred to as “reset” options or “adjustable strike” options, grant the purchaser the right to purchase (in the case of a “call”), or sell (in the case of a “put”), a specified type and series of U.S. Treasury security at any time up to a stated expiration date (or, in certain instances, on such date).  In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a “reset” option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security.  As a result, the strike price of a “reset” option, at the time of exercise, may be less advantageous to a portfolio or an Underlying Fund than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option.  If the premium is paid at termination, a portfolio or an Underlying Fund assumes the risk that:  (i) the premium may be less than the premium which would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying U.S. Treasury security over the term of the option and adjustments made to the strike price of the option; and (ii) the option purchaser may default on its obligation to pay the premium at the termination of the option.

If an option written by a portfolio or an Underlying Fund expires unexercised, the portfolio or the Underlying Fund realizes a capital gain equal to the premium received at the time the option was written.  If an option purchased by a portfolio or an Underlying Fund expires unexercised, the portfolio or the Underlying Fund realizes a capital loss equal to the premium paid.  Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration).  There can be no assurance, however, that a closing purchase or sale transaction can be effected when a portfolio or an Underlying Fund desires.

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Exchange-Traded/Over The Counter (“OTC”) Options:

A portfolio or Underlying Fund may purchase and sell options that are traded on U.S. and foreign exchanges and options traded OTC with broker-dealers who make markets in these options. The ability to terminate OTC options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations.  Transactions by a portfolio or Underlying Fund in options will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facility or are held in one or more accounts or through one or more brokers. Thus, the number of options which a portfolio or Underlying Fund may write or purchase may be affected by options written or purchased by other investment advisory clients. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions. While a portfolio or an Underlying Fund seeks to enter into OTC options only with dealers who can enter into closing transactions with the portfolio or Underlying Fund, no assurance exists that the portfolio or Underlying Fund will at any time be able to liquidate an OTC option at a favorable price at any time prior to expiration. If a portfolio or an Underlying Fund, as a covered OTC/call option writer, cannot effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the portfolio or Underlying Fund may be unable to liquidate an OTC option. With respect to options written by a portfolio or an Underlying Fund, the inability to enter into a closing transaction may result in material losses to the portfolio or Underlying Fund. For example, because a portfolio or an Underlying Fund must maintain a secured position with respect to any call option on a security it writes, the portfolio or Underlying Fund may not sell the assets that it has segregated to secure the position while it is obligated under the option. This requirement may impair a portfolio’s or an Underlying Fund’s ability to sell portfolio securities at a time when such sale might be advantageous. For thinly traded derivative instruments, the only source of price quotations may be the selling dealer or counterparty.

Foreign Currency Options

Options on foreign currencies may be purchased or sold for hedging purposes in a manner similar to that in which forward contracts will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminution in the value of portfolio securities, a portfolio or an Underlying Fund may purchase put options on the foreign currency. If the value of the currency does decline, the portfolio or Underlying Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a portfolio or an Underlying Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a portfolio or an Underlying Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a portfolio or an Underlying Fund could sustain losses on transactions in foreign currency options which would require it to forgo a portion or all of the benefits of advantageous changes in such rates.

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A portfolio or an Underlying Fund may sell options on foreign currencies for the same types of hedging purposes. For example, where a portfolio or an Underlying Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, sell a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

As in the case of other types of options, however, the selling of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and a portfolio or an Underlying Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a portfolio or an Underlying Fund’s position, it may forfeit the entire amount of the premium plus related transaction costs. As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve risks which may not be present in the case of exchange-traded instruments.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a portfolio or an Underlying Fund could sell a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the portfolio or the Underlying Fund to hedge such increased cost up to the amount of the premium. Foreign currency options sold by a portfolio or an Underlying Fund will generally be covered in a manner similar to the covering of other types of options. As in the case of other types of options, however, the selling of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and a portfolio or an Underlying Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the selling of options on foreign currencies, a portfolio or an Underlying Fund also may be required to forgo all or a portion of the benefits, which might otherwise have been obtained from favorable movements in exchange rates. A portfolio or an Underlying Fund may also use foreign currency options to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

Over-the-Counter Options

Over-the counter options and the assets used as cover for written OTC Options are illiquid securities.  A portfolio or an Underlying Fund will write OTC Options only with primary U.S. government securities dealers recognized by the Board of Governors of the Federal Reserve System or member banks of the Federal Reserve System (“dealers”).  In connection with these special arrangements, a portfolio or an Underlying Fund intends to establish standards for the creditworthiness of the dealers with which it may enter into OTC option contracts and those standards, as modified from time to time, will be implemented and monitored by the adviser or sub-adviser. Under these special arrangements, a portfolio or an Underlying Fund will enter into contracts with dealers that provide that the portfolio or the Underlying Fund has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but that in no event will exceed a price determined pursuant to a formula contained in the contract.  Although the specific details of the formula may vary between contracts with different dealers, the formula will generally be based on a multiple of the premium received by a portfolio or an Underlying Fund for writing the option, plus the amount, if any, by which the option is “in-the-money.” The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written “out-of-the-money.” “Strike price” refers to the price at which an option will be exercised. “Cover assets” refers to the amount of cash or liquid assets that must be segregated to collateralize the value of the futures contracts written by a portfolio or an Underlying Fund.  Under such

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circumstances, a portfolio or an Underlying Fund will treat as illiquid that amount of the cover assets equal to the amount by which the formula price for the repurchase of the option is greater than the amount by which the market value of the security subject to the option exceeds the exercise price of the option (the amount by which the option is “in-the-money”).  Although each agreement will provide that a portfolio’s or an Underlying Fund’s repurchase price shall be determined in good faith (and that it shall not exceed the maximum determined pursuant to the formula), the formula price will not necessarily reflect the market value of the option written.  Therefore, a portfolio or an Underlying Fund might pay more to repurchase the OTC Option contract than the portfolio or Underlying Fund would pay to close out a similar exchange traded option.

The staff of the SEC has taken the position that purchased OTC Options and assets used to cover written OTC Options are illiquid and, therefore, together with other illiquid securities, cannot exceed a certain percentage of a portfolio’s or Underlying Fund’s assets (the “SEC illiquidity ceiling”).  OTC Options entail risks in addition to the risks of exchange-traded options. Exchange-traded options are in effect guaranteed by the Options Clearing Corporation, while a portfolio or an Underlying Fund relies on the party from whom it purchases an OTC Option to perform if the portfolio or the Underlying Fund exercises the option. With OTC Options, if the transacting dealer fails to make or take delivery of the securities or amount of foreign currency underlying an option it has written, in accordance with the terms of that option, a portfolio or an Underlying Fund will lose the premium paid for the option as well as any anticipated benefit of the transaction. Furthermore, OTC Options are less liquid than exchange-traded options.

Securities Indices Options

A portfolio or an Underlying Fund generally may sell options on stock indices for the purpose of increasing gross income and to protect the portfolio or the Underlying Fund against declines in the value of securities they own or increases in the value of securities to be acquired, although the portfolio or the Underlying Fund may also purchase put or call options on stock indices in order, respectively, to hedge its investments against a decline in value or to attempt to reduce the risk of missing a market or industry segment advance. A portfolio’s or an Underlying Fund’s possible loss in either case will be limited to the premium paid for the option, plus related transaction costs.

In contrast to an option on a security, an option on a stock index provides the holder with the right but not the obligation to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is equal to: (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by; (ii) a fixed “index multiplier.”

A portfolio or an Underlying Fund may sell call options on stock indices if it owns securities whose price changes, in the opinion of the portfolio’s or the Underlying Fund’s sub-adviser, are expected to be similar to those of the underlying index, or if it has an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian or earmarked on its records) upon conversion or exchange of other securities in its portfolio.  When a portfolio or an Underlying Fund covers a call option on a stock index it has sold by holding securities, such securities may not match the composition of the index and, in that event, the portfolio or the Underlying Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. A portfolio or an Underlying Fund may also sell call options on stock indices if it holds a call on the same index and in the same principal amount as the call sold when the exercise price of the call held: (a) is equal to or less than the exercise price of the call sold; or (b) is greater than the exercise price of the call sold if the difference is maintained by the portfolio or the

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Underlying Fund in liquid securities in a segregated account with its custodian (or earmarked on its records).  A portfolio or an Underlying Fund may sell put options on stock indices if it maintains liquid securities with a value equal to the exercise price in a segregated account with its custodian (or earmarked on its records), or by holding a put on the same stock index and in the same principal amount as the put sold when the exercise price of the put is equal to or greater than the exercise price of the put sold if the difference is maintained by the portfolio or the Underlying Fund in liquid securities in a segregated account with its custodian (or earmarked on its records). Put and call options on stock indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

A portfolio or an Underlying Fund will receive a premium from selling a put or call option, which increases the portfolio’s or the Underlying Fund’s gross income in the event the option expires unexercised or is closed out at a profit. If the value of an index on which the portfolio or the Underlying Fund has sold a call option falls or remains the same, the portfolio or the Underlying Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, a portfolio or an Underlying Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the portfolio’s or the Underlying Fund’s stock investments. By selling a put option, the portfolio or the Underlying Fund assumes the risk of a decline in the index. To the extent that the price changes of securities owned by the portfolio or the Underlying Fund correlate with changes in the value of the index, selling covered put options on indices will increase the portfolio’s or the Underlying Fund’s losses in the event of a market decline, although such losses will be offset in part by the premium received for selling the option.

A portfolio or an Underlying Fund may also purchase put options on stock indices to hedge its investments against a decline in value. By purchasing a put option on a stock index, the portfolio or the Underlying Fund will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of a portfolios or an Underlying Fund’s investments does not decline as anticipated, or if the value of the option does not increase, the portfolio’s or the Underlying Fund’s loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of a portfolio’s or an Underlying Fund’s security holdings.

The purchase of call options on stock indices may be used by a portfolio or an Underlying Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment at a time when the portfolio or the Underlying Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, a portfolio or an Underlying Fund will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when a portfolio or an Underlying Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the portfolio or the Underlying Fund owns.

The index underlying a stock index option may be a “broad-based” index, such as the S&P 500® Index or the New York Stock Exchange Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based on narrower market indices, such as the S&P 100 Index, or on indices of securities of particular industry groups, such as those of oil and gas or technology companies. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks so included. The composition of the index is changed periodically.

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Risks Associated with Options

There are several risks associated with transactions in options on securities and on indices.  For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives.  A decision as to whether, when, and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline.  The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.  If a put or call option purchased by a portfolio and/or an Underlying Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put) or remains less than or equal to the exercise price (in the case of a call), the portfolio and/or the Underlying Fund will lose its entire investment in the option.  Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

There can be no assurance that a liquid market will exist when a portfolio and/or an Underlying Fund seeks to close out an option position.  If a portfolio and/or an Underlying Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless.  If a portfolio and/or an Underlying Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.  As the writer of a covered call option, the portfolio and/or an Underlying Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased by a portfolio and/or an Underlying Fund, the portfolio and/or the Underlying Fund would not be able to close out the option.  If restrictions on exercise were imposed, a portfolio and/or an Underlying Fund might be unable to exercise an option it has purchased.  Except to the extent that a call option on an index written by the portfolio and/or an Underlying Fund is covered by an option on the same index purchased by the portfolio and/or the Underlying Fund, movements in the index may result in a loss to the portfolio and/or the Underlying Fund.  However, such losses may be mitigated by changes in the value of the portfolio’s and/or the Underlying Fund’s securities during the period the option was outstanding.

Options on securities, futures contracts, and options on currencies may be traded on foreign exchanges.  Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities.  The value of such positions also could be adversely affected by: (i) other complex foreign political, legal, and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in an Underlying Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures, and margin requirements than in the United States; and (v) lesser trading volume.

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A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.  The extent to which a portfolio and/or an Underlying Fund may enter into options transactions may be limited by the Code requirements for qualification of the portfolio or an Underlying Fund as a RIC.  (See “Tax Considerations.”)

In addition, foreign option exchanges do not afford participants many of the protections available in U.S. option exchanges.  For example, there may be no daily price fluctuation limits in such exchanges or markets and adverse market movements could therefore continue to an unlimited extent over a period of time.  Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.  Moreover, a portfolio and/or an Underlying Fund as an option writer could lose amounts substantially in excess of its initial investment due to the margin and collateral requirements typically associated with such option writing.  (See “Over-the-Counter Options.”)

Straddles

A straddle, which may be used for hedging purposes, are a combination of put and call options on the same underlying security used for hedging purposes to adjust the risk and return characteristics of an Underlying Fund’s overall position.  A possible combined position would involve writing a covered call option at one strike price and buying a call option at a lower price in order to reduce the risk of the written covered call option in the event of a substantial price increase.  Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Structured Securities

Structured securities include notes, bonds or debentures that provide for the payment of principal of, and/or interest in, amounts determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of structured securities may provide that under certain circumstances no principal is due at maturity and, therefore, may result in the loss of an Underlying Fund’s investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference. Consequently, leveraged structured securities entail a greater degree of market risk than other types of debt obligations. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex fixed-income investments.

Rules governing the federal income tax aspects of commodity-linked structured securities are in a developing stage and are not entirely clear in certain respects, particularly in light of 2006 IRS revenue rulings that held that income from certain derivative contracts with respect to a commodity index or individual commodities was not qualifying income for a RIC. The Underlying Funds intend to limit their investments in commodity-linked structured securities in a manner designed to maintain their qualification as RICs under the Code. However, these investment decisions involve judgment and the IRS may not agree with the determinations made by the Underlying Funds. If the IRS does not agree, the status of an Underlying Fund as a RIC might be jeopardized. The IRS has announced an internal review of its position with respect to the tax treatment of RICs that invest in commodity-related investments, and a moratorium on the issuance of new private letter rulings to RICs with respect to these investments.

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Future developments in this area could necessitate a future change to the Underlying Funds’ investment strategies.

Swap Agreements and Options on Swap Transactions

Swap transactions, include, but are not limited to, swap agreements on interest rates, security or commodity indices, specific securities and commodities, and credit and event-linked swaps.

To the extent an Underlying Fund may invest in foreign currency-denominated securities, it may also invest in currency exchange rate swap agreements.  An Underlying Fund may also enter into options on swap agreements (“swap options”).

An Underlying Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Underlying Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

An Underlying Fund will enter into swap transactions with appropriate counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between an Underlying Fund and that counterparty under that master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable in the same currency in respect to one or more swap transactions, the net amount payable on that date in that currency shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party. Under such agreements, if there is a default resulting in a loss to one party, the measure of that party’s damages is calculated by reference to the average cost of a replacement swap with respect to each swap (i.e., the mark-to-market value at the time of the termination of each swap). The gains and losses on all swaps are then netted and the result is the counterparty’s gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination are generally to as “aggregation.”

In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return or some other amount) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor.  The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities or commodities representing a particular index).  Bilateral swap agreements are two-party contracts entered into primarily by institutional investors.  Cleared swaps are transacted through futures commission merchants that are members of central clearinghouses with the clearinghouse serving as central counterparty similar to transactions in futures contracts.  An Underlying Fund posts initial and variation margin to support their obligations under cleared swaps by making payments to their clearing member futures commission merchants.

Certain standardized swaps are subject to mandatory central clearing.  Central clearing is expected to reduce counterparty credit risk and increase liquidity, but central clearing does not make swap transactions risk free.  Centralized clearing will be required for additional categories of swaps on a phased-in basis based on the CFTC approval of contracts for central clearing.

Forms of swap agreements include interest rate caps under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”;

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interest rate floors under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.  Consistent with an Underlying Fund’s investment objective and general investment policies, the Underlying Fund may invest in commodity swap agreements.  For example, an investment in a commodity swap agreement may involve the exchange of floating rate interest payments for the total return on a commodity index.  In a total return commodity swap, an Underlying Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed upon fee.  If the commodity swap is for one period, an Underlying Fund may pay a fixed fee established at the outset of the swap.  However, if the term of the commodity swap is more than one period, with interim swap payments, an Underlying Fund may pay an adjustable or floating fee.  With a floating rate, the fee may be pegged to a base rate, such as the LIBOR, and is adjusted each period.  Therefore, if interest rates increase over the term of the swap contract, an Underlying Fund may be required to pay a higher fee at each swap reset date.

The interest rate swaps, currency swaps, and other types of swap agreements (including swaps on securities and indices) in which an Underlying Fund may invest are described in the Prospectuses.  An Underlying Fund will enter into swap transactions with appropriate counterparties pursuant to master netting agreements.  A master netting agreement provides that all swaps done between the Underlying Fund and that counterparty under that master agreement shall be regarded as parts of an integral agreement.  If on any date amounts are payable in the same currency in respect to one or more swap transactions, the net amount payable on that date in that currency shall be paid.  In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party.  Under such agreements, if there is a default resulting in a loss to one party, the measure of that party’s damages is calculated by reference to the average cost of a replacement swap with respect to each swap (i.e., the mark-to-market value at the time of the termination of each swap).  The gains and losses on all swaps are then netted and the result is the counterparty’s gain or loss on termination.  The termination of all swaps and the netting of gains and losses on termination are generally referred to as “aggregation.”

An Underlying Fund may enter into credit default swap agreements.  The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred.  If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation.  An Underlying Fund may be either the buyer or seller in a credit default swap transaction.  If an Underlying Fund is a buyer and no event of default occurs, the Underlying Fund will lose its investment and recover nothing.  However, if an event of default occurs, an Underlying Fund (if the buyer) will receive the full notional value of the reference obligation that may have little or no value.  As a seller, an Underlying Fund receives a fixed rate of income throughout the term of the contract, which typically is between six (6) months and three (3) years, provided that there is no default event.  If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation.  Credit default swap transactions involve greater risks than if an Underlying Fund had invested in the reference obligation directly.

A swap option is a contract that gives a counterparty the right (but not the obligation), in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement at some designated future time on specified terms. An Underlying Fund that may engage in swaps may write (sell) and purchase put and call swap options.

Most swap agreements entered into by an Underlying Fund would calculate the obligations of the parties to the agreement on a net basis.  Consequently, an Underlying Fund’s current obligations (or rights) under

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a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).  An Underlying Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Underlying Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by the Underlying Fund’s adviser or sub-adviser in accordance with procedures established by the board, to avoid any potential leveraging of the Underlying Fund’s portfolio.  Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of an Underlying Fund’s investment restrictions concerning senior securities.

Whether an Underlying Fund’s use of swap agreements or swap options will be successful in furthering its investment objective of total return will depend on the Underlying Fund’s adviser or sub-adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments.  Because they are two party contracts and because they may have terms of greater than seven (7) days, swap agreements may be considered to be illiquid.  Moreover, an Underlying Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.  An Underlying Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Underlying Fund’s repurchase agreement guidelines).  Certain restrictions imposed on an Underlying Fund by the Code may limit the Underlying Fund’s ability to use swap agreements.  The swaps market is a relatively new market and is largely unregulated.  It is possible that developments in the swaps market, including potential government regulation, could adversely affect an Underlying Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Depending on the terms of the particular option agreement, an Underlying Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option.  When an Underlying Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised.  However, when an Underlying Fund writes a swap option, upon exercise of the option the Underlying Fund will become obligated to make payments according to the terms of the underlying agreement.

A portfolio or an Underlying Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a portfolio or Underlying Fund receiving or paying, as the case may be, only the net amount of the two payments.  Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the sub-adviser, and a portfolio or an Underlying Fund believe such obligations do not constitute senior securities under the 1940 Act, and, accordingly, will not treat them as being subject to its borrowing restrictions.  A portfolio or an Underlying Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody’s or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the sub-adviser.  If there is a default by the counterparty, a portfolio or an Underlying Fund may have contractual remedies pursuant to the agreements related to the transaction.  The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation.  As a result, the swap market has become relatively liquid.  Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio transactions.  Whether a portfolio’s or an Underlying

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Fund’s use of swap agreements will be successful in furthering its investment objective will depend on its sub-adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments.  Moreover, a portfolio or an Underlying Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.  Swaps are generally considered illiquid and may be aggregated with other illiquid positions for purposes of the limitation on illiquid investments.

The swaps market is largely unregulated.  It is possible that developments in the swaps market, including potential government regulation, could adversely affect a portfolio’s or an Underlying Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

For purposes of applying a portfolio’s or an Underlying Fund’s investment policies and restrictions (as stated in the Prospectuses and this SAI) swap agreements are generally valued by a portfolio or an Underlying Fund at market value.  However, the case of a credit default swap sold by a portfolio or an Underlying Fund (i.e., where the portfolio or Underlying Fund is selling credit default protection), the portfolio or Underlying Fund will generally value the swap at its notional amount.  The manner in which certain securities or other instruments are valued by a portfolio or an Underling Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

An Underlying Fund will not enter into any of these derivative transactions unless the unsecured senior debt or the claims paying ability of the other party to the transaction is rated at least “high quality” at the time of purchase by at least one of the established rating agencies.  The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and agents utilizing standard swap documentation, and the adviser or sub-adviser have determined that the swap market has become relatively liquid.  Swap transactions do not involve the delivery of securities or other underlying assets or principal, and the risk of loss with respect to such transactions is limited to the net amount of payments that an Underlying Fund is contractually obligated to make or receive.  Caps and floors are more recent innovations for which standardized documentation has not yet been developed; accordingly, they are less liquid than swaps.  Caps and floors purchased by an Underlying Fund are considered to be illiquid assets.

Credit Default Swaps

A portfolio or an Underlying Fund may enter into credit default swaps, both directly (“unfunded credit default swaps”) and indirectly in the form of a swap embedded within a structured note (“funded credit default swaps”), to protect against the risk that a security will default. Unfunded and funded credit default swaps may be on a single security, or on a basket of securities.

A portfolio or an Underlying Fund may enter into credit default swap contracts for investment purposes.  As the seller in a credit default swap contract, a portfolio or an Underlying Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation.  In return, a portfolio or an Underlying Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred.  If no default occurs, a portfolio or an Underlying Fund would keep the stream of payments and would have no payment obligations.  As the seller, a portfolio or an Underlying Fund would be subject to investment exposure on the notional amount of the swap.

A portfolio or an Underlying Fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held it its portfolio, in which case a portfolio or an Underlying

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Fund would function as the counterparty referenced in the preceding paragraph.  This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability).  It would also involve credit risk — that the seller may fail to satisfy its payment obligations to a portfolio or an Underlying Fund in the event of a default.

A portfolio or an Underlying Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a portfolio or an Underlying Fund anticipates purchasing at a later date.  A portfolio or an Underlying Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream it may be obligated to pay.

Cross-Currency Swaps

A cross-currency swap is a contract between two counterparties to exchange interest and principal payments in different currencies.  A cross-currency swap normally has an exchange of principal at maturity (the final exchange); an exchange of principal at the start of the swap (the initial exchange) is optional.  An initial exchange of notional principal amounts at the spot exchange rate serves the same function as a spot transaction in the foreign exchange market (for an immediate exchange of foreign exchange risk).  An exchange at maturity of notional principal amounts at the spot exchange rate serves the same function as a forward transaction in the foreign exchange market (for a future transfer of foreign exchange risk).  The currency swap market convention is to use the spot rate rather than the forward rate for the exchange at maturity.  The economic difference is realized through the coupon exchanges over the life of the swap.  In contrast to single currency interest rate swaps, cross-currency swaps involve both interest rate risk and foreign exchange risk.

Interest and Currency Swaps

Interest rate and currency swap transactions and purchase or sell interest rate and currency caps and floors may be used, as well as entering into currency swap cap transactions.  An interest rate or currency swap involves an agreement between a portfolio or an Underlying Fund and another party to exchange payments calculated as if they were interest on a specified (“notional”) principal amount (i.e., an exchange of floating rate payments by one party for fixed rate payments by the other).  An interest rate cap or floor entitles the purchaser, in exchange for a premium, to receive payments of interest on a notional principal amount from the seller of the cap or floor, to the extent that a specified reference rate exceeds or falls below a predetermined level.  A portfolio or an Underlying Fund usually enters into such transactions on a “net” basis, with the portfolio or Underlying Fund receiving or paying, as the case may be, only the net amount of the two payment streams.  The net amount of the excess, if any, of a portfolio’s or an Underlying Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis, and an amount of cash or high-quality liquid securities having an aggregate NAV at least equal to the accrued excess is maintained in a segregated account by the portfolio’s or an Underlying Fund’s custodian.  If a portfolio or an Underlying Fund enters into a swap on other than a net basis, or sells caps or floors, the portfolio or Underlying Fund maintains a segregated account in the full amount accrued on a daily basis of the portfolio’s or Underlying Fund’s obligations with respect to the transaction.  Such segregated accounts are maintained in accordance with applicable regulations of the SEC.

A portfolio or an Underlying Fund will not enter into any of these derivative transactions unless the unsecured senior debt or the claims paying ability of the other party to the transaction is rated at least “high quality” at the time of purchase by at least one of the established rating agencies.  The swap market has grown substantially in recent years, with a large number of banks and investment banking firms

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acting both as principals and agents utilizing standard swap documentation.  A portfolios’ or an Underlying Funds’ adviser or sub-adviser has determined that the swap market has become relatively liquid.  Swap transactions do not involve the delivery of securities or other underlying assets or principal, and the risk of loss with respect to such transactions is limited to the net amount of payments that a portfolio or an Underlying Fund is contractually obligated to make or receive.  Caps and floors are more recent innovations for which standardized documentation has not yet been developed; accordingly, they are less liquid than swaps. Caps and floors purchased by a portfolio or an Underlying Fund are considered to be illiquid assets.

Interest Rate Caps and Interest Rate Floors

An interest rate cap is a right to receive periodic cash payments over the life of the cap equal to the difference between any higher actual level of interest rates in the future and a specified strike (or “cap”) level.  The cap buyer purchases protection for a floating rate move above the strike.  An interest rate floor is the right to receive periodic cash payments over the life of the floor equal to the difference between any lower actual level of interest rates in the future and a specified strike (or “floor”) level.  The floor buyer purchases protection for a floating rate move below the strike.  The strikes are typically based on the three-month LIBOR (although other indices are available) and are measured quarterly.  Rights arising pursuant to both caps and floors are exercised automatically if the strike is in the money.  Caps and floors eliminate the risk that the buyer fails to exercise an in-the-money option.

Risks Associated with Swaps, Caps, and Floors. The risks associated with interest rate and currency swaps and interest rate caps and floors are similar to those described above with respect to OTC Options.  In connection with such transactions, a portfolio or an Underlying Fund relies on the other party to the transaction to perform its obligations pursuant to the underlying agreement.  If there were a default by the other party to the transaction, a portfolio or an Underlying Fund would have contractual remedies pursuant to the agreement, but could incur delays in obtaining the expected benefit of the transaction or loss of such benefit.  In the event of insolvency of the other party, a portfolio or an Underlying Fund might be unable to obtain its expected benefit.  In addition, while a portfolio and an Underlying Fund will seek to enter into such transactions only with parties which are capable of entering into closing transactions with the portfolio or Underlying Fund, there can be no assurance that the portfolio or an Underlying Fund will be able to close out such a transaction with the other party, or obtain an offsetting position with any other party, at any time prior to the end of the term of the underlying agreement.  This may impair a portfolio’s or an Underlying Fund’s ability to enter into other transactions at a time when doing so might be advantageous.

Interest Rate Swaps

As indicated above, an interest rate swap is a contract between two entities (“counterparties”) to exchange interest payments (of the same currency) between the parties.  In the most common interest rate swap structure, one counterparty agrees to make floating rate payments to the other counterparty, which in turn makes fixed rate payments to the first counterparty.  Interest payments are determined by applying the respective interest rates to an agreed upon amount, referred to as the “notional principal amount.”  In most such transactions, the floating rate payments are tied to the LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks.  As there is no exchange of principal amounts, an interest rate swap is not an investment or a borrowing.

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Securities Swaps

This is a technique primarily used to indirectly participate in the securities market of a country from which a portfolio or an Underlying Fund would otherwise be precluded for lack of an established securities custody and safekeeping system.  A portfolio or an Underlying Fund deposits an amount of cash with its custodian (or the broker, if legally permitted) in an amount equal to the selling price of the underlying security.  Thereafter, a portfolio or an Underlying Fund pays or receives cash from the broker equal to the change in the value of the underlying security.

Swap Options

A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise change an existing swap agreement at some designated future time on specified terms.  A portfolio or an Underlying Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the portfolio anticipates purchasing at a later date.  A portfolio or an Underlying Fund intends to use these transactions as hedges and not as speculative investments.

Whether a portfolio’s or an Underlying Fund’s use of swap options will be successful in furthering its investment objective will depend on its sub-adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Depending on the terms of the particular option agreement, a portfolio or an Underlying Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a portfolio or an Underlying Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a portfolio or an Underlying Fund writes a swap option, upon exercise of the option the portfolio or Underlying Fund will become obligated according to the terms of the underlying agreement.

Total Return Swaps

A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets.  Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market.  Total return swap agreements may effectively add leverage to a portfolio’s or an Underlying Fund’s portfolio because, in addition to its total net assets, the portfolio or Underlying Fund would be subject to investment exposure on the notional amount of the swap.  Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to a portfolio or Underlying Fund thereunder, and conversely, that the portfolio or Underlying Fund will not be able to meet its obligation to the counterparty.

Risks of Investing in Swap Agreements or Swap Options

Whether a portfolio’s or an Underlying Fund’s use of swap agreements or swap options will be successful in furthering its investment objective of total return will depend on the sub-adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments.  Because they are two party contracts and because they may have terms of greater than seven days, OTC swap agreements may be considered to be illiquid.  Moreover, a portfolio or an Underlying Fund bears the risk of loss of the amount expected to be received under an OTC swap agreement in the event of the default or bankruptcy of swap agreement counterparty.  A portfolio or an Underlying Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness

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(generally, such counterparties would have to be eligible counterparties under the terms of the Fund’s repurchase agreement guidelines).  Certain restrictions imposed on a portfolio or an Underlying Fund by the Code, the CFTC’s regulations and a portfolio’s or the Underlying Fund’s regulatory status may limit the portfolio’s or the Underlying Fund’s ability to use swap agreements.  It is possible that developments in the swaps market, including potential additional government regulation, could adversely affect a portfolio’s or an Underlying Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Depending on the terms of the particular option agreement, a portfolio or an Underlying Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option.  When a portfolio or an Underlying Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised.  However, when a portfolio or an Underlying Fund writes a swap option, upon exercise of the option the portfolio or the Underlying Fund will become obligated according to the terms of the underlying agreement.

A portfolio or an Underlying Fund will not enter into any of these derivative transactions unless the unsecured senior debt or the claims paying ability of the other party to the transaction is rated at least “high quality” at the time of purchase by at least one of the established rating agencies.  The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and agents utilizing standard swap documentation, and the adviser or sub-adviser has determined that the swap market has become relatively liquid.  Swap transactions do not involve the delivery of securities or other underlying assets or principal, and the risk of loss with respect to such transactions is limited to the net amount of payments that a portfolio or an Underlying Fund is contractually obligated to make or receive.  Caps and floors are more recent innovations for which standardized documentation has not yet been developed; accordingly, they are less liquid than swaps.  Caps and floors purchased by a portfolio or an Underlying Fund are considered to be illiquid assets.

Depending on a portfolio’s size and other factors, the margin required under the rules of the clearinghouse and by the clearing member for a cleared swap may be in excess of the collateral required to be posted by the portfolio to support its obligations under a similar uncleared swap.  However, regulators are expected to adopt rules imposing certain margin requirements, including minimums, on uncleared swaps in the near future, which could reduce this distinction.  Regulators are also in the process of developing rules that would require trading and execution of most liquid swaps on trading facilities.  Moving trading to an exchange-type system may increase market transparency and liquidity but may require a portfolio or an Underlying Fund to incur increased expenses to access the same types of swaps.  Rules adopted in 2012 also require centralized reporting of detailed information about many types of cleared and uncleared swaps.  Reporting of swap data may result in greater market transparency, but may subject the portfolio to additional administrative burdens and the safeguards established to protect trader anonymity may not function as expected.

Regulators may impose limits on an entity’s or group of entities’ holdings in certain swaps.

Risks Associated with Investing in Options, Futures and Forward Transactions

Risk of Imperfect Correlation of Hedging Instruments with a Portfolio’s Securities - A portfolio’s or an Underlying Fund’s abilities effectively to hedge all or a portion of its portfolio through transactions in options, futures contracts, options on futures contracts, forward contracts and options on foreign currencies depend on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant portion of the portfolio’s or the Underlying Fund’s securities. In the case of futures and options based on an index, a portfolio or an Underlying Fund will not duplicate the components of the index, and in the case of futures and options on debt instruments, the

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portfolio securities that are being hedged may not be the same type of obligation underlying such contract.  The use of forward contracts for cross-hedging purposes may involve greater correlation risks.  As a result, the correlation probably will not be exact.  Consequently, a portfolio or an Underlying Fund bears the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation.

For example, if a portfolio or an Underlying Fund purchases a put option on an index and the index decreases less than the value of the hedged securities, the portfolio or the Underlying Fund would experience a loss that is not completely offset by the put option.  It is also possible that there may be a negative correlation between the index or obligation underlying an option or futures contract in which a portfolio or an Underlying Fund has a position and the portfolio securities the portfolio or the Underlying Fund is attempting to hedge, which could result in a loss on both the portfolio and the hedging instrument.  In addition, a portfolio or an Underlying Fund may enter into transactions in forward contracts or options on foreign currencies in order to hedge against exposure arising from the currencies underlying such forwards.  In such instances, a portfolio or an Underlying Fund will be subject to the additional risk of imperfect correlation between changes in the value of the currencies underlying such forwards or options and changes in the value of the currencies being hedged.

It should be noted that stock index futures contracts or options based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or futures based on a broad market index.  This is due to the fact that a narrower index is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities.  Nevertheless, where a portfolio or an Underlying Fund enters into transactions in options or futures on narrow-based indices for hedging purposes, movements in the value of the index should, if the hedge is successful, correlate closely with the portion of the portfolio’s or the Underlying Fund’s portfolio or the intended acquisitions being hedged.

The trading of futures contracts, options and forward contracts for hedging purposes entails the additional risk of imperfect correlation between movements in the futures or option price and the price of the underlying index or obligation.  The anticipated spread between the prices may be distorted due to the differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the options, futures and forward markets.  In this regard, trading by speculators in options, futures and forward contracts has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of contracts.

The trading of options on futures contracts also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option.  The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the futures contract or expiration date of the option approaches.

Further, with respect to options on securities, options on stock indices, options on currencies and options on futures contracts, a portfolio or an Underlying Fund is subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder.  This could increase the extent of any loss suffered by a portfolio or an Underlying Fund in connection with such transactions.

In selling a covered call option on a security, index or futures contract, a portfolio or an Underlying Fund also incurs the risk that changes in the value of the instruments used to cover the position will not correlate closely with changes in the value of the option or underlying index or instrument.  For example, where a portfolio or an Underlying Fund sells a call option on a stock index and segregates securities, such securities may not match the composition of the index, and the portfolio or the Underlying Fund

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may not be fully covered.  As a result, a portfolio or an Underlying Fund could be subject to risk of loss in the event of adverse market movements.

The selling of options on securities, options on stock indices or options on futures contracts constitutes only a partial hedge against fluctuations in value of a portfolio’s or Underlying Fund’s holdings.  When a portfolio or an Underlying Fund sells an option, it will receive premium income in return for the holder’s purchase of the right to acquire or dispose of the underlying obligation.  In the event that the price of such obligation does not rise sufficiently above the exercise price of the option, in the case of a call, or fall below the exercise price, in the case of a put, the option will not be exercised and a portfolio or an Underlying Fund will retain the amount of the premium, less related transaction costs, which will constitute a partial hedge against any decline that may have occurred in the portfolio’s or Underlying Fund’s portfolio holdings or any increase in the cost of the instruments to be acquired.

When the price of the underlying obligation moves sufficiently in favor of the holder to warrant exercise of the option, however, and the option is exercised, a portfolio or an Underlying Fund will incur a loss which may only be partially offset by the amount of the premium it received.  Moreover, by selling an option, a portfolio or an Underlying Fund may be required to forgo the benefits which might otherwise have been obtained from an increase in the value of portfolio securities or other assets or a decline in the value of securities or assets to be acquired.

In the event of the occurrence of any of the foregoing adverse market events, a portfolio’s or an Underlying Fund’s overall return may be lower than if it had not engaged in the hedging transactions.

It should also be noted that a portfolio or an Underlying Fund may enter into transactions in options (except for options on foreign currencies), futures contracts, options on futures contracts and forward contracts not only for hedging purposes, but also for non-hedging purposes intended to increase portfolio returns.  Non-hedging transactions in such investments involve greater risks and may result in losses which may not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired.  A portfolio or an Underlying Fund will only sell covered options, such that liquid securities with an aggregate value equal to an amount necessary to satisfy an option exercise will be segregated at all times, unless the option is covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations.  Nevertheless, the method of covering an option employed by a portfolio or an Underlying Fund may not fully protect it against risk of loss and, in any event, the portfolio or the Underlying Fund could suffer losses on the option position, which might not be offset by corresponding portfolio gains.

A portfolio or an Underlying Fund also may enter into transactions in futures contracts, options on futures contracts and forward contracts for other than hedging purposes, which could expose the portfolio or the Underlying Fund to significant risk of loss if foreign currency exchange rates do not move in the direction or to the extent anticipated. In this regard, the foreign currency may be extremely volatile from time to time, as discussed in the Prospectuses and in this SAI, and the use of such transactions for non-hedging purposes could therefore involve significant risk of loss.

With respect to entering into straddles on securities, a portfolio or an Underlying Fund incurs the risk that the price of the underlying security will not remain stable, that one of the options sold will be exercised and that the resulting loss will not be offset by the amount of the premiums received.  Such transactions, therefore, create an opportunity for increased return by providing a portfolio or an Underlying Fund with two simultaneous premiums on the same security, but involve additional risk, since the portfolio or the Underlying Fund may have an option exercised against it regardless of whether the price of the security increases or decreases.

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Risk of a Potential Lack of a Liquid Secondary Market - Prior to exercise or expiration, a futures or option position can only be terminated by entering into a closing purchase or sale transaction.  This requires a secondary market for such instruments on the exchange on which the initial transaction was entered into.  While a portfolio or an Underlying Fund will enter into options or futures positions only if there appears to be a liquid secondary market therefore, there can be no assurance that such a market will exist for any particular contracts at any specific time.  In that event, it may not be possible to close out a position held by a portfolio or an Underlying Fund, and the portfolio or the Underlying Fund could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements.  Under such circumstances, if a portfolio or an Underlying Fund has insufficient cash available to meet margin requirements, it will be necessary to liquidate portfolio securities or other assets at a time when it is disadvantageous to do so.  The inability to close out options and futures positions, therefore, could have an adverse impact on a portfolio’s or an Underlying Fund’s ability effectively to hedge its portfolio, and could result in trading losses.

The liquidity of a secondary market in the futures contract or option thereon may be adversely affected by “daily price fluctuation limits,” established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day.  Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures or option positions and requiring traders to make additional margin deposits.  Prices have in the past moved the daily limit on a number of consecutive trading days.

The trading of futures contracts and options is also subject to the risk of trading halts, suspensions, exchange or clearinghouse equipment failures, government intervention, insolvency of a brokerage firm or clearinghouse or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Margin - Because of low initial margin deposits made upon the opening of a futures or forward position and the selling of an option, such transactions involve substantial leverage.  As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses.  Where a portfolio or an Underlying Fund enters into such transactions for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities or other assets held by the portfolio or the Underlying Fund or decreases in the prices of securities or other assets the portfolio or the Underlying Fund intends to acquire.  Where a portfolio or an Underlying Fund enters into such transactions for other than hedging purposes, the margin requirements associated with such transactions could expose the portfolio or the Underlying Fund to greater risk.

Trading and Position Limits - The exchanges on which futures and options are traded may impose limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers).  Further, the CFTC and the various boards of trade have established limits referred to as “speculative position limits” on the maximum net long or net short position which any person may hold or control in a particular futures or option contract.  An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions.  The sub-advisers do not believe that these trading and position limits will have any adverse impact on the strategies for hedging the portfolio of a portfolio or an Underlying Fund.

Risks of Options on Futures Contracts - The amount of risk a portfolio or an Underlying Fund assumes when it purchases an option on a futures contract is the premium paid for the option, plus related

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transaction costs.  In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying futures contract subject to the risks of the availability of a liquid offset market described herein.  The seller of an option on a futures contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price underlying security, index, currency or futures contracts.

Risks of Transactions Related to Foreign Currencies and Transactions Not Conducted on U.S. Exchanges - Transactions in forward contracts on foreign currencies, as well as futures and options on foreign currencies and transactions executed on foreign exchanges, are subject to all of the correlation, liquidity and other risks outlined above.  In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by a portfolio or an Underlying Fund.  Further, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon.  As a result, the available information on which trading systems will be based may not be as complete as the comparable data on which a portfolio or an Underlying Fund makes investment and trading decisions in connection with other transactions.  Moreover, because the foreign currency market is a global, 24-hour market, events could occur in that market which will not be reflected in the forward, futures or options markets until the following day, thereby making it more difficult for a portfolio or an Underlying Fund to respond to such events in a timely manner.

Settlements of exercises of over the counter forward contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships, fees, taxes or other charges.

Unlike many transactions entered into by a portfolio or an Underlying Fund in futures contracts and exchange-traded options, options on foreign currencies, forward contracts and over the counter options on securities are not traded on markets regulated by the CFTC or the SEC (with the exception of certain foreign currency options).  To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation.  In an over the counter trading environment, many of the protections afforded to exchange participants will not be available.  For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time.  Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.  Moreover, the option seller and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

In addition, over the counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of a portfolio’s or an Underlying Fund’s position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the portfolio or the Underlying Fund.  Where no such counterparty is available, it will not be possible to enter into a desired transaction.  There also may be no liquid secondary market in the trading of over the counter contracts, and a portfolio or an Underlying Fund could be required to retain options purchased or

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sold, or forward contracts entered into, until exercise, expiration or maturity.  This in turn could limit a portfolio’s or an Underlying Fund’s ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

Further, over the counter transactions are not subject to the guarantee of an exchange clearinghouse, and a portfolio or an Underlying Fund will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty.  One or more of such institutions also may decide to discontinue their role as market-makers in a particular currency or security, thereby restricting a portfolio’s or Underlying Fund’s ability to enter into desired hedging transactions.  A portfolio or an Underlying Fund will enter into an over the counter transaction only with parties whose creditworthiness has been reviewed and found satisfactory by the sub-adviser.

Options on securities, options on stock indices, futures contracts, options on futures contracts and options on foreign currencies may be traded on exchanges located in foreign countries.  Such transactions may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures.  As a result, many of the risks of over the counter trading may be present in connection with such transactions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges.  As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions.  In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (the “OCC”), thereby reducing the risk of counterparty default.  Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over the counter market, potentially permitting a portfolio or an Underlying Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events.  In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over the counter market.  For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose.  As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

Policies on the Use of Futures and Options on Futures Contracts - A portfolio or an Underlying Fund may engage in futures and related options transactions for bona fide hedging or to seek to increase total return as permitted by CFTC regulations, which permit principals of an investment company registered under the Act to engage in a de minimis amount of transactions in futures and related options transaction for non-bona fide hedging without registering as commodity pool operators.

The staff of the SEC has taken the position that over-the-counter options and assets used to cover sold OTC Options are illiquid and, therefore, together with other illiquid securities held by a portfolio or an Underlying Fund, cannot exceed 15% of the portfolio’s or the Underlying Fund’s assets (the “SEC illiquidity ceiling”).  Although the sub-advisers may disagree with this position, each sub-adviser intends to limit a portfolio’s or an Underlying Fund’s selling of over-the-counter options in accordance with the

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following procedure.  The contracts a portfolio or an Underlying Fund has in place with such primary dealers provide that the portfolio or the Underlying Fund has the absolute right to repurchase an option it sells at a maximum price to be calculated by a pre-determined formula.  A portfolio or an Underlying Fund will treat all or a portion of the formula as illiquid for purposes of the SEC illiquidity ceiling test.  A portfolio or an Underlying Fund may also sell over the counter options with non-primary dealers, including foreign dealers (where applicable), and will treat the assets used to cover these options as illiquid for purposes of such SEC illiquidity ceiling test.

Synthetic Convertible Securities

Synthetic convertible securities are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, an Underlying Fund may purchase a non-convertible debt security and a warrant or option, which enables the Underlying Fund to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, the Underlying Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations.  A portfolio will only invest in synthetic convertibles with respect to companies whose corporate debt securities are rated “A” or higher by a NRSRO such as Moody’s or S&P and are subject to the portfolio’s overall limitations on investments in illiquid securities.

Trust-Preferred Securities

Trust-preferred securities, also known as trust-issued securities, are those that have the characteristics of both debt and equity instruments.  Generally, trust-preferred securities are cumulative preferred stock issued by a trust that is wholly-owned by a financial institution, usually a bank holding company.  The financial institution creates the trust and will subsequently own the trust’s common securities, which represents 3.00% of the trust’s assets.

The remaining 97% consists of subordinated debts, which are then sold to investors.  The trust uses the sale proceeds to purchase a subordinated debt issued by the financial institution.  The financial institution uses the proceeds from the subordinated debt sale to increase its capital while the trust receives periodic interest payments from the financial institution for holding the subordinated debt.  The trust will use the funds received to make dividend payments to the holders of the trust-preferred securities.  The primary advantage for this particular structure is that the trust-preferred securities are treated by the financial institution as debt securities for tax purposes and as equity for the purpose of calculation capital requirements.

In certain instances, this structure involves more than one financial institution and, accordingly more than one trust.  In this pooled offering, a separate trust is created that issues securities to investors and uses the proceeds to purchase the trust-preferred securities issued by the special-purpose trust subsidiaries of the participating financial institutions.  Therefore, the trust-preferred securities held by investors are backed by the trust-preferred securities issued by the trust subsidiaries.

In identifying the risks of the trust-preferred securities, the adviser or sub-adviser evaluates the financial condition of the financial institution as the trust typically has no business operations other than to issue the trust-preferred securities.  If the financial institution is unsound and defaults on interest payments to

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the trust, the trust will not be able to make dividend payments to an Underlying Fund.

Warrants

Warrants are, in effect, longer-term call options.  They give the holder the right to purchase a given number of shares of a particular company at specified prices within a certain period of time.  The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit.  Of course, since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant.  Warrants generally trade in the open market and may be sold rather than exercised.  Warrants are sometimes sold in unit form with other qualification as a regulated investment company.  The result of a hedging program cannot be foreseen and may cause an Underlying Fund to suffer losses that it would not otherwise sustain.

Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security.  Prices of warrants do not necessarily move in tandem with the prices of the underlying securities and are speculative investments.  They pay no dividends and confer no rights other than a purchase option.  If a warrant is not exercised by the date of its expiration, an Underlying Fund will lose its entire investment in such warrant.

Warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them.    They do not represent ownership of the securities, but only the right to buy them.  Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone.

Currency Exchange Warrants (“CEWsSM”)

CEWsSM are warrants that entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant.  Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese yen or the European euro.  The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed).

Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly,

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thereby affecting both the market and cash settlement values of the warrants being exercised.  The expiration date of the warrants may be accelerated if the warrants should be de-listed from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants.  Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the OCC. Unlike foreign currency options issued by the OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. Generally, the IPO price of foreign currency warrants is considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

Index Warrants

Put and call index warrants are instruments whose values vary depending on the change in the value of one or more specified securities indices (“Index Warrants”).  Index Warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer, based on the value of the underlying index at the time of exercise.  In general, if the value of the underlying index rises above the exercise price of the Index Warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise, based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise, based on the difference between the exercise price of the warrant and the value of the index.  The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index or, in the case of a put warrant, the exercise price is less than the value of the underlying index.  If an Underlying Fund were not to exercise an Index Warrant prior to its expiration, then the Underlying Fund would lose the amount of the purchase price paid by it for the warrant.  An Underlying Fund will normally use Index Warrants in a manner similar to their use of options on securities indices.  The risks of using Index Warrants are generally similar to those relating to its use of index options.  Unlike most index options, however, Index Warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution that issues the warrant.  Also, Index Warrants generally have longer terms than index options.  Index Warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency.  In addition, the terms of Index Warrants may limit an Underlying Fund’s ability to exercise the warrants at such time, or in such quantities, as the Underlying Fund would otherwise wish to do.

INVESTMENT TECHNIQUES

Borrowing

An Underlying Fund may borrow from banks. If an Underlying Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off.  If an Underlying Fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.  Under the 1940 Act, each Underlying Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if

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it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of an Underlying Fund’s holdings may be disadvantageous from an investment standpoint.

Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities on an Underlying Fund’s NAV, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances), which may or may not exceed the income received from the securities purchased with borrowed funds. The use of borrowing tends to result in a faster than average movement, up or down, in the NAV of an Underlying Fund’s shares. In the event an Underlying Fund borrows, the Underlying Fund may also be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.  Borrowing may be done for any purpose permitted by the 1940 Act or as permitted by each Underlying Fund’s investment policies and restrictions.

Reverse repurchase agreements will be included as borrowing.  Securities purchased on a when-issued or delayed delivery basis will not be subject to an Underlying Fund’s borrowing limitations to the extent that the Underlying Fund establishes and maintains liquid assets in a segregated account with the Company’s custodian (or earmark liquid assets on its records) equal to an Underlying Fund’s obligations under the when-issued or delayed delivery arrangement.

Concentration

An Underlying Fund “concentrates” (for purposes of the 1940 Act) its assets in securities related to a particular sector or industry, which means that at least 25% of its assets will be invested in these assets at all times.  As a result, an Underlying Fund may be subject to greater market fluctuation than a fund which has securities representing a broader range of investment alternatives.

Currency Management

An Underlying Fund’s flexibility to participate in higher yielding debt markets outside of the United States may allow the Underlying Fund to achieve higher yields than those generally obtained by domestic money market funds and short-term bond investments. However, when an Underlying Fund invests significantly in securities denominated in foreign currencies, movements in foreign currency exchange rates versus the U.S. dollar are likely to impact an Underlying Fund’s share price stability relative to domestic short-term income funds. Fluctuations in foreign currencies can have a positive or negative impact on returns. Normally, to the extent that an Underlying Fund is invested in foreign securities, a weakening in the U.S. dollar relative to the foreign currencies underlying the Underlying Fund’s investments should help increase the NAV of the Underlying Fund. Conversely, a strengthening in the U.S. dollar versus the foreign currencies in which an Underlying Fund’s securities are denominated will generally lower the NAV of the Underlying Fund. An Underlying Fund’s sub-adviser attempts to minimize exchange rate risk through active portfolio management, including hedging currency exposure through the use of futures, options, and forward currency transactions and attempting to identify bond markets with strong or stable currencies. There can be no assurance that such hedging will be successful and such transactions, if unsuccessful, could result in additional losses or expenses to an Underlying Fund.

Participation on Creditors’ Committees

An Underlying Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Underlying Fund. Such participation may subject an Underlying Fund to expenses such as legal fees and may make the

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Underlying Fund an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict such Underlying Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by an Underlying Fund on such committees also may expose the Underlying Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. An Underlying Fund will participate on such committees only when the Underlying Fund’s sub-adviser believes that such participation is necessary or desirable to enforce the Underlying Fund’s rights as a creditor or to protect the value of securities held by the Underlying Fund.

Portfolio Hedging

Hedging against changes in financial markets, currency rates and interest rates may be utilized.  One form of hedging is with “derivatives.”  Derivatives (as described below) are instruments whose value is linked to, or derived from, another instrument, like an index or commodity.  Hedging transactions involve certain risks.  There can be no assurances that an Underlying Fund will be employing a hedging transaction at any given time, or that any hedging transaction actually used will be successful.  Although an Underlying Fund may benefit from hedging, unanticipated changes in interest rates or securities prices may result in greater losses for the Underlying Fund than if it did not hedge.  If an Underlying Fund does not correctly predict a hedge, it may lose money.  In addition, each Underlying Fund pays commissions and other costs in connection with hedging transactions.

Risks Associated With Hedging Transactions

Hedging transactions have special risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, to the extent an Underlying Fund’s sub-adviser’s view as to certain market movements is incorrect, the risk that the use of hedging transaction could result in losses greater than if it had not been used.  Use of call options could result in losses to an Underlying Fund, force the sale or purchase of portfolio securities at inopportune times or for prices lower than current market values, or cause the Underlying Fund to hold a security it might otherwise sell.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments.  Currency transactions can result in losses to an Underlying Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated.  Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Underlying Fund is engaging in portfolio hedging.  Currency transactions are also subject to risks different from those of other portfolio transactions.  Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency and manipulations or exchange restrictions imposed by governments.  These forms of governmental action can result in losses to the Underlying Funds if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. In addition, the Underlying Funds pay commissions and other costs in connection with such investments.

Losses resulting from the use of hedging transactions will reduce the Underlying Fund’s NAV, and possibly income, and the losses can be greater than if hedging transactions had not been used.

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Risks of Hedging Transactions Outside the United States

When conducted outside the United States, hedging transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of government actions affecting trading in, or the price of, foreign securities, currencies and other instruments.  The value of positions taken as part of non-U.S. hedging transactions also could be adversely affected by: (i) other complex foreign political, legal and economic factors; (ii) lesser availability of data on which to make trading decisions than in the United States; (iii) delays in the Underlying Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lower trading volume and liquidity.

An Underlying Fund’s options, futures, and swap transactions will generally be entered into for hedging purposes — to protect against possible changes in the market values of securities held in or to be purchased for the Underlying Fund’s portfolio resulting from securities markets, currency or interest rate fluctuations.  In addition, an Underlying Fund’s derivative investments may also be used for non-hedging purposes — to protect the Underlying Fund’s unrealized gains in the values of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Underlying Fund’s portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchase or sale of particular securities.

One form of hedging that may be utilized by certain of the Underlying Funds is to make contracts to purchase securities for a fixed price at a future date beyond customary settlement time (“forward commitments”) because new issues of securities typically offered to investors, such as the Underlying Funds, on that basis.  Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date.   This risk is in addition to the risk of decline in the value of the Underlying Fund’s other assets.  Although the Underlying Funds will enter into such contracts with the intention of acquiring securities, the Underlying Funds may dispose of a commitment prior to the settlement if the investment adviser deems it appropriate to do so.  An Underlying Fund may realize short-term profits or losses upon the sale of forward commitments.

Repurchase Agreements

An Underlying Fund may enter into repurchase agreements with sellers that are member firms (or subsidiaries thereof) of the NYSE, members of the Federal Reserve System, recognized primary U.S. government securities dealers or institutions which the Underlying Fund’s sub-adviser has determined to be of comparable creditworthiness. Such agreements may be considered to be loans by an Underlying Fund for purposes of the 1940 Act.

Each repurchase agreement must be collateralized fully, in accordance with the provisions of Rule 5b-3 under the 1940 Act, at all times. The securities that an Underlying Fund purchases and holds through its agent are U.S. government securities, the values, including accrued interest, of which are equal to or greater than the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to an Underlying Fund, or the purchase and repurchase prices may be same, with interest at a standard rate due to the Underlying Fund together with the repurchase price on repurchase. In either case, the income to an Underlying Fund is unrelated to the interest rate on the U.S. government securities.

The securities underlying a repurchase agreement will be marked to market every business day so that the value of the collateral is at least equal to the value of the loan, including the accrued interest thereon, and the adviser or the sub-adviser will monitor the value of the collateral.  Securities subject to repurchase agreements will be held by the custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system.  If the seller defaults on its repurchase obligation, an Underlying Fund holding

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the repurchase agreement will suffer a loss to the extent that the proceeds from a sale of the underlying securities is less than the repurchase price under the agreement.  Bankruptcy or insolvency of such a defaulting seller may cause an Underlying Fund’s rights with respect to such securities to be delayed or limited.  To mitigate this risk, an Underlying Fund may only enter into repurchase agreements that qualify for an exclusion from any automatic stay of creditors’ rights against the counterparty under applicable insolvency law in the event of the counterparty’s insolvency.

The repurchase agreement provides that in the event the seller fails to pay the price agreed upon on the agreed upon delivery date or upon demand, as the case may be, an Underlying Fund will have the right to liquidate the securities. If, at the time an Underlying Fund is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order. An Underlying Fund’s exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Underlying Fund. The Company has adopted and follows procedures which are intended to minimize the risks of repurchase agreements. For example, an Underlying Fund only enters into repurchase agreements after its sub-adviser has determined that the seller is creditworthy, and the sub-adviser monitors the seller’s creditworthiness on an ongoing basis. Moreover, under such agreements, the value, including accrued interest, of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the Underlying Fund has the right to make margin calls at any time if the value of the securities falls below the agreed upon margin.

An Underlying Fund may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements together with any other securities that are not readily marketable, would exceed that Underlying Fund’s limitation on investing in illiquid securities.  If the seller should become bankrupt or default on its obligations to repurchase the securities, an Underlying Fund may experience delay or difficulties in exercising its rights to the securities held as collateral and might incur a loss if the value of the securities should decline.  An Underlying Fund may also incur disposition costs in connection with liquidating the securities.

Restricted Securities, Illiquid Securities, and Liquidity Requirements

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business within seven (7) calendar days at approximately the value ascribed to it by the Underlying Fund. An Underlying Fund may invest in restricted securities governed by Rule 144A under the 1933 Act (“Rule 144A”) and other restricted securities.  In adopting Rule 144A, the SEC specifically stated that restricted securities traded under Rule 144A may be treated as liquid for purposes of investment limitations if the Board (or the Underlying Fund’s adviser acting subject to the board’s supervision) determines that the securities are in fact liquid.  The Board has delegated its responsibility to fund management to determine the liquidity of each restricted security purchased pursuant to the Rule, subject to the Board’s oversight and review.  Examples of factors that will be taken into account in evaluating the liquidity of a Rule 144A security, both with respect to the initial purchase and on an ongoing basis, will include, among others:  (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

A security’s illiquidity might prevent the sale of such a security at a time when an Underlying Fund’s sub-adviser might wish to sell, and these securities could have the effect of decreasing the overall level of an Underlying Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring an Underlying Fund to rely on judgments that may be

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somewhat subjective in determining value, which could vary from the amount that the Underlying Fund could realize upon disposition. If institutional trading in restricted securities were to decline to limited levels, the liquidity of an Underlying could be adversely affected.

Because of the nature of these securities, a considerable period of time may elapse between an Underlying Fund’s decision to dispose of these securities and the time when an Underlying Fund is able to dispose of them, during which time the value of the securities could decline. Securities that are not readily marketable will be valued in good faith pursuant to procedures adopted by the Underlying Fund’s Board of Directors/Trustees. The expenses of registering restricted securities (excluding securities that may be resold by an Underlying Fund pursuant to Rule 144A under the 1933 Act) may be negotiated at the time such securities are purchased by an Underlying Fund.  When registration is required before the securities may be resold, a considerable period may elapse between the decision to sell the securities and the time when an Underlying Fund would be permitted to sell them.  Thus, an Underlying Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell.  An Underlying Fund may also acquire securities through private placements.  Such securities may have contractual restrictions on their resale, which might prevent their resale by an Underlying Fund at a time when such resale would be desirable.  Securities that are not readily marketable will be valued by an Underlying Fund in good faith pursuant to procedures adopted by the Underlying Fund’s Board.

Restricted securities, including private placements, are subject to legal or contractual restrictions on resale.  They can be eligible for purchase without SEC registration by certain institutional investors known as “qualified institutional buyers” and, under an Underlying Fund’s procedures, restricted securities could be treated as liquid.  However, some restricted securities may be illiquid and restricted securities that are treated as liquid could be less liquid than registered securities traded on established secondary markets.

An Underlying Fund may not invest more than 15% of its net assets in illiquid securities, measured at the time of investment.

An Underlying Fund treats any securities subject to restrictions on repatriation for more than seven days, and securities issued in connection with foreign debt conversion programs that are restricted as to remittance of invested capital or profit, as illiquid. Illiquid securities do not include securities that are restricted from trading on formal markets for some period of time but for which an active informal market exists, or securities that meet the requirements of Rule 144A under the 1933 Act and that, subject to the review by the Board and guidelines adopted by the Board, the adviser or sub-adviser has determined to be liquid.

Reverse Repurchase Agreements and Dollar Roll Transactions

An Underlying Fund may borrow money by entering into transactions called reverse repurchase agreements.  Under these arrangements, an Underlying Fund will sell portfolio securities to dealers in U.S. government securities held by an Underlying Fund, with an agreement that the Underlying Fund will repurchase such securities on an agreed date, price, and interest payment. An Underlying Fund will employ reverse repurchase agreements when necessary to meet unanticipated net redemptions so as to avoid liquidating other portfolio investments during unfavorable market conditions.  Reverse repurchase agreements are considered to be borrowings under the 1940 Act. At the time an Underlying Fund enters into a reverse repurchase agreement, an Underlying Fund will place in a segregated custodial account cash and/or liquid assets having a dollar value equal to the repurchase price.  Reverse repurchase agreements are considered to be borrowings under the 1940 Act.  Reverse repurchase agreements, together with other permitted borrowings, may constitute up to 33 1/3% of an Underlying Fund’s total assets.  Under the 1940 Act, the Underlying Funds are required to maintain continuous asset coverage of

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300% with respect to borrowings and to sell (within three (3) days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of an Underlying Fund’s holdings may be disadvantageous from an investment standpoint.  To the extent an Underlying Fund covers its commitment under a reverse repurchase agreement (or economically similar transaction) by the segregation of assets determined to be liquid, equal in value to the amount of the Underlying Fund’s commitment to repurchase, such an agreement will not be considered a “senior security” by the Underlying Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Underlying Fund. Reverse repurchase agreements involve the possible risk that the value of portfolio securities an Underlying Fund relinquishes may decline below the price the Underlying Fund must pay when the transaction closes. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or an Underlying Fund’s NAV, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

An Underlying Fund may engage in mortgage dollar roll transactions with respect to mortgage securities issued by GNMA, FNMA, and FHLMC in order to enhance portfolio returns and manage prepayment risks.   A dollar roll transaction is similar to a reverse repurchase agreement in certain respects.  In a dollar roll transaction, an Underlying Fund sells a mortgage-backed security held in the portfolio to a financial institution such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon, and maturity) from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories.  During the period between the sale and repurchase, an Underlying Fund will not be entitled to receive interest and principal payments on the securities sold.  Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for an Underlying Fund exceeding the yield on the sold security.  When an Underlying Fund enters into a dollar roll transaction, cash and/or liquid assets of the Underlying Fund, in a dollar amount sufficient to make payment for the obligations to be repurchased, are segregated with its custodian at the trade date.  These securities are marked daily and are maintained until the transaction is settled. Because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed “illiquid” and subject to an Underlying Fund’s overall limitations on investments in illiquid securities.

A dollar roll can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which an Underlying Fund pledges a mortgage-backed security to a dealer to obtain cash.  Unlike in the case of reverse repurchase agreements, the dealer with which an Underlying Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Underlying Fund, but only securities which are “substantially identical.”  To be considered substantially identical, the securities returned to an Underlying Fund generally must:  (i) be collateralized by the same types of underlying mortgages; (ii) be issued by the same agency and be part of the same program; (iii) have a similar original stated maturity; (iv) have identical net coupon rates; (v) have similar market yields (and therefore price); and (vi) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.

An Underlying Fund’s obligations under a dollar roll agreement must be covered by segregated liquid assets equal in value to the securities subject to repurchase by the Underlying Fund.  As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Underlying Fund’s restrictions on borrowings. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be

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deemed “illiquid” and subject to an Underlying Fund’s overall limitations on investments in illiquid securities.  Whether a reverse repurchase agreement or dollar roll transaction produces a gain for an Underlying Fund depends upon the costs of the agreements (i.e., a function of the difference between the amount received upon the sale of its securities and the amount to be spent upon the purchase of the same or “substantially the same” security) and the income and gains of the securities purchased with the proceeds received from the sale of the mortgage security.  If the income and gains on the securities purchased with the proceeds of the agreements exceed the costs of the agreements, then an Underlying Fund’s NAV will increase faster than otherwise would be the case.  Conversely, if the income and gains on such securities purchased fail to exceed the costs of the structure, the NAV will decline faster than otherwise would be the case.  Reverse repurchase agreements and dollar roll transactions as leveraging techniques, may increase an Underlying Fund’s yield in the manner described above. However, such transactions also increase an Underlying Fund’s risk to capital and may result in a shareholder’s loss of principal.

Securities Lending

An Underlying Fund may lend its portfolio securities to financial institutions such as broker-dealers, banks, or other recognized domestic institutional borrowers of securities provided that the value of the loaned securities does not exceed the percentage set forth in an Underlying Fund’s prospectuses. No lending may be made to any companies affiliated with the adviser.

These loans earn income for an Underlying Fund and are collateralized by cash, securities, or letters of credit.  An Underlying Fund might experience a loss if the financial institution defaults on the loan.  An Underlying Fund seeks to mitigate this risk through contracted indemnification upon default.

Any portfolio securities purchased with cash collateral would also be subject to possible depreciation. An Underlying Fund that loans portfolio securities would continue to accrue interest on the securities loaned and would also earn income on the loans.  An Underlying Fund will not have the right to vote any securities having voting rights during the existence of the loan, but the Underlying Fund may call the loan in anticipation of an important vote to be taken by the holders of the securities or the giving or withholding of their consent on a material matter affecting the investment.  Any cash collateral received by an Underlying Fund would be invested in high quality, short-term money market instruments.  An Underlying Fund currently intend to limit the lending of its portfolio securities so that, at any given time, securities loaned by the Underlying Fund represent not more than one-third of the value of its total assets.

The borrower, at all times during the loan, must maintain with the lending Underlying Fund cash or cash equivalent collateral or provide to that Underlying Fund an irrevocable letter of credit equal in value to at least 102% of the value of loaned domestic securities and 105% of the value of loaned foreign securities on a daily basis.  Although voting rights of the loaned securities may pass to the borrower, if a material event affecting the investment in the loaned securities is to occur, the lending Underlying Fund must terminate the loan and vote the securities.  Alternatively, the lending Underlying Fund may enter into an arrangement that ensures that it can vote the proxy even while the borrower continues to hold the securities.

During the time portfolio securities are on loan, the borrower pays the lending Underlying Fund any interest or distributions paid on such securities.  An Underlying Fund may invest the cash collateral and earn additional income or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit.  Loans are subject to termination at the option of the lending Underlying Fund or the borrower at any time. Each lending Underlying Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker.  As with other extensions of credit,

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there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.

There is the risk that when lending portfolio securities, the securities may not be available to an Underlying Fund on a timely basis, and the Underlying Fund may therefore lose the opportunity to sell the securities at a desirable price.  Engaging in securities lending could have a leveraging effect which may intensify the market risk, credit risk and other risks associated with investments in an Underlying Fund.  When an Underlying Fund lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities.  An Underlying Fund could incur losses in connection with the investment of such cash collateral. An Underlying Fund might experience a loss if the financial institution defaults on the loan.  An Underlying Fund seeks to mitigate this risk through contracted indemnification upon default.

Segregated Accounts

When an Underlying Fund enters into certain transactions that involve obligations to make future payments to third parties, including the purchase of securities on a when-issued or delayed delivery basis, or reverse repurchase agreements, it will maintain with an approved custodian in a segregated account (or earmark on its records) cash or liquid securities, marked to market daily, in an amount at least equal to the Underlying Fund’s obligation or commitment under such transactions.  Segregated accounts also may be required in connection with certain transactions involving derivative instruments such as options or futures.

Short Sales and Short Sales “Against the Box”

An Underlying Fund may make a short sale of securities it already owns or have the right to acquire at no added cost through conversion or exchange of other securities it owns (referred to as short sales against the box). An Underlying Fund may make short sales of securities as part of its overall portfolio management strategies involving the use of derivative instruments and to offset potential declines in long positions in similar securities.

A short sale is a transaction in which an Underlying Fund sells a security it does not own in anticipation of a decline in market price.  An Underlying Fund may make short sales as part of its overall portfolio management strategies involving the use of derivatives and to offset a potential decline in a long position, or a group of long positions in similar securities.

An Underlying Fund’s obligation to replace the security borrowed in connection with the short sale will be secured by collateral deposited with a broker, consisting of cash or securities acceptable to the broker.  An Underlying Fund is not required to liquidate an existing short sale position solely because a change in market values has caused one or more of these percentage limitations to be exceeded.

In the view of the SEC, a short sale involves the creation of a “senior security” as such term is defined in the 1940 Act, unless the sale is against the box and the securities sold short are placed in a segregated account (not with the broker), or unless an Underlying Fund’s obligation to deliver the securities sold short is “covered” by placing in a segregated account (not with the broker) cash, U.S. government securities, or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any such collateral required to be deposited with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short.  The total value of the cash, U.S. government securities, or other liquid debt or equity securities deposited with the broker and otherwise segregated, may not, at any time, be less than the market value of the securities sold short at the

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time of the short sale.  An Underlying Fund will comply with these requirements.  In addition, as a matter of policy, each Underlying Fund’s Board has determined that such Underlying Fund will not make short sales of securities or maintain a short position if to do so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the Underlying Fund’s total assets, taken at market value.

An Underlying Fund may engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder. The extent to which the Underlying Fund may enter into short sales transactions may be limited by the Code requirements for qualification of the Underlying Fund as a RIC.  (See “Tax Considerations.”)

Short Sales

A short sale is a transaction in which an Underlying Fund sells a security it does not own in anticipation that the market value of the security will decline. To complete the sale, an Underlying Fund must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. An Underlying Fund must replace the security borrowed by purchasing it at the market price at the time of replacement.  An Underlying Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities. An Underlying Fund is said to have a “short position” in the securities sold until it delivers them to the broker.  The period during which an Underlying Fund has a short position can range from one day to more than a year.  Until an Underlying Fund replaces the security, the proceeds of the short sale are retained by the broker, and the Underlying Fund must pay to the broker a negotiated portion of any dividends or interest, which accrues during the period of the loan.  If the price of the security sold short increases between the time of the short sale and the time an Underlying Fund replaces the borrowed security, the Underlying Fund will incur a loss; conversely, if the price declines, the Underlying Fund will realize a capital gain.  Any gain will be decreased, and any loss increased, by the transaction costs described above.  The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent that an Underlying Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of segregated assets determined to be liquid in accordance with procedures established by the Board.  This percentage any be varied by action of the Board. To meet current margin requirements, an Underlying Fund must deposit with the broker additional cash or securities so that it maintains with the broker a total deposit equal to 150% of the current market value of the securities sold short (100% of the current market value if a security is held in the account that is convertible or exchangeable into the security sold short within ninety (90) days without restriction other than the payment of money.

To meet current margin requirements, an Underlying Fund must deposit with the broker additional cash or securities so that it maintains with the broker a total deposit equal to 150% of the current market value of the securities sold short (100% of the current market value if a security is held in the account that is convertible or exchangeable into the security sold short within ninety (90) days without restriction other than the payment of money).

Short sales by an Underlying Fund create opportunities to increase the Underlying Fund’s return but, at the same time, involve specific risk considerations and may be considered a speculative technique.  Since an Underlying Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Underlying Fund’s NAV per share tends to increase more when the securities it has sold short decrease in value, and to

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decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales.  The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends, or interest an Underlying Fund may be required to pay in connection with the short sale.  Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continually increase, although an Underlying Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly.  Under adverse market conditions an Underlying Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

Short Sales Against the Box

A short sale “against the box” is a short sale where, at the time of the short sale, an Underlying Fund owns or has the immediate and unconditional right, at no added cost, to obtain the identical security. If an Underlying Fund makes a short sale “against the box,” the Underlying Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale.  The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale.  To secure its obligation to deliver securities sold short, an Underlying Fund will deposit in escrow, in a separate account with the Underlying Fund’s custodian, an equal amount of the securities sold short or securities convertible into or exchangeable for such securities.  An Underlying Fund can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Underlying Fund, because the Underlying Fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

An Underlying Fund’s decision to make a short sale against the box may be a technique to hedge against market risks when the Underlying Fund’s adviser or sub-adviser believes that the price of a security may decline, causing a decline in the value of a security owned by the Underlying Fund or a security convertible into or exchangeable for such security.  In such case, any future losses in an Underlying Fund’s long position would be reduced by a gain in the short position.  The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities an Underlying Fund owns, either directly or indirectly and, in the case where the Underlying Fund owns convertible securities, changes in the investment values or conversion premiums of such securities.

Special Situations

A special situation arises when, in the opinion of an Underlying Fund’s sub-adviser, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development applicable to that company, and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others: liquidations, reorganizations, recapitalizations, mergers, material litigation, technical breakthroughs and new management or management policies. Investments in unseasoned companies and special situations often involve much greater risk than is inherent in ordinary investment securities.

Strategic Transactions

An Underlying Fund may, but is not required to, utilize various investment strategies as described in this SAI to hedge various market risks, to manage the effective maturity or duration of debt instruments or to

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seek potentially higher returns. Utilizing these investment strategies, an Underlying Fund may purchase and sell, to the extent not otherwise limited or restricted for such Underlying Funds, exchange-listed and over-the-counter put and call on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various Interest Rate Transactions such as swaps, caps, floors, or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called “Strategic Transactions”).

Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Underlying Funds resulting from securities markets or currency exchange rate fluctuations, to protect the Underlying Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to seek potentially higher returns, although all investments will be made in accordance with any limitations imposed by the CFTC. Any or all of these investment techniques may be used at any time, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Underlying Fund to utilize these Strategic Transactions successfully will depend on the Underlying Fund’s sub-adviser’s ability to predict, which cannot be assured, pertinent market movements. An Underlying Fund will comply with applicable regulatory requirements when utilizing Strategic Transactions. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes.

To Be Announced (“TBA”) Sale Commitments

TBA sale commitments involve commitments where the unit price and the estimated principal amount are established upon entering into the contract, with the actual principal amount being within a specified range of the estimate. An Underlying Fund will enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, the Underlying Fund will maintain, in a segregated account, cash or marketable securities in an amount sufficient to meet the purchase price. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Underlying Fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the Underlying Fund delivers securities under the commitment, the Underlying Fund realizes a gain or loss from the sale of the securities, based upon the unit price established at the date the commitment was entered into.

When-Issued Securities and Delayed-Delivery Transactions

In order to secure prices or yields deemed advantageous at the time, an Underlying Fund may purchase or sell securities on a when-issued or a delayed-delivery basis, generally fifteen (15) to forty-five (45) days after the commitment is made.  An Underlying Fund will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage. In such transactions, delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by, and no interest accrues to, an Underlying Fund prior to the actual delivery or payment by the other party to the transaction.  Due to fluctuations in the value of securities purchased on a when-issued or a delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. Similarly, the sale of securities for delayed-delivery can involve the risk that the prices available in the market when

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delivery is made may actually be higher than those obtained in the transaction itself.

When an Underlying Fund commits to purchase a security on a when-issued or on a forward delivery basis, it will set up procedures consistent with the applicable interpretations of the SEC concerning such purchases.  Since that policy currently recommends that an amount of an Underlying Fund’s assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, an Underlying Fund will always have cash, short-term money market instruments or other liquid securities sufficient to fulfill any commitments or to limit any potential risk.

An Underlying Fund will establish a segregated account with the custodian consisting of cash and/or liquid assets in an amount equal to the amount of its when-issued and delayed-delivery commitments which will be marked-to-market daily.  An Underlying Fund will only make commitments to purchase such securities with the intention of actually acquiring the securities, but the Underlying Fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy.  In these cases, such Underlying Fund may realize a taxable gain or loss.  When an Underlying Fund engages in when-issued, forward commitment, and delayed settlement transactions, it relies on the other party to consummate the trade.  Failure of such party to do so may result in an Underlying Fund incurring a loss or missing an opportunity to obtain a price credited to be advantageous. An Underlying Fund may not purchase when-issued securities or enter into firm commitments if, as a result, more than 15% of the Underlying Fund’s net assets would be segregated to cover such securities.

When the time comes to pay for the securities acquired on a delayed-delivery basis, an Underlying Fund will meet its obligations from the available cash flow, sale of the securities held in the segregated account, sale of other securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a market value greater or less than the Underlying Fund’s payment obligation).  Depending on market conditions, an Underlying Fund could experience fluctuations in share price as a result of delayed delivery or when-issued purchases.

Although such purchases will not be made for speculative purposes and SEC policies will be adhered to, purchases of securities on such bases may involve more risk than other types of purchases.  For example, an Underlying Fund may have to sell assets which have been set aside in order to meet redemptions. Also, if an Underlying Fund determines it is necessary to sell the when-issued or delayed delivery securities before delivery, it may incur a loss because of market fluctuations since the time the commitment to purchase such securities was made. When an Underlying Fund engages in when-issued, forward commitment, and delayed delivery transactions, it relies on the other party to consummate the trade.  Failure to do so may result in an Underlying Fund incurring a loss or missing an opportunity to obtain a price believed to be advantageous.

TEMPORARY DEFENSIVE INVESTMENTS

For temporary and defensive purposes, each Underlying Fund may invest up to 100% of its total assets in investment-grade debt instruments (including short-term U.S. government securities, investment- grade debt instruments, money market instruments, including negotiable certificates of deposit, non-negotiable fixed time deposits, bankers’ acceptances, commercial paper and floating rate notes), preferred stocks, and repurchase agreements. Each Underlying Fund may hold an unlimited amount of such investments consistent with its objectives. Each Underlying Fund also may hold significant amounts of its assets in cash, subject to the applicable percentage limitations for short-term securities. Unless otherwise stated, all percentage limitations on portfolio investments listed in the prospectus and statement of additional information of an Underlying Fund will apply at the time of investment. An Underlying Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as result of an investment.

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FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

All percentage limitations set forth below apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations will not require elimination of any security from a Portfolio.

The investment objective and all other policies of the Portfolios are not fundamental and may be changed by a vote of the Board without shareholder approval.

Fundamental Investment Restrictions

The Portfolios have adopted the following investment restrictions as fundamental policies, which means they cannot be changed without the approval of the holders of a “majority” of a Portfolio’s outstanding voting securities, as that term is defined by the 1940 Act. The term “majority” is defined in the 1940 Act as the lesser of: (i) 67% or more of that Portfolio’s voting securities present at a meeting of shareholders at which the holders of more than 50% of the outstanding voting securities of that Portfolio are present in person or represented by proxy; or (ii) more than 50% of a Portfolio’s outstanding voting securities.

Each Portfolio except ING Solution Aggressive Portfolio, ING Solution Conservative Portfolio, ING Solution Moderately Aggressive Portfolio, ING Solution 2020 Portfolio, ING Solution 2030 Portfolio, ING Solution 2040 Portfolio, ING Solution 2050 Portfolio, and ING Solution 2055 Portfolio

As a matter of fundamental policy, a Portfolio will not:

1.                          with respect to 75% of the Portfolio’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies), if as a result: (a) more than 5% of the Portfolio’s total assets would be invested in the securities of that issuer; or (b) a Portfolio would hold more than 10% of the outstanding voting securities of that issuer;

2.                          “concentrate” its investments in a particular industry, as that term is used in the 1940 Act and as interpreted, modified or otherwise permitted by any regulatory authority having jurisdiction from time to time. This limitation will not apply to a Portfolio’s investments in: (i) securities of other investment companies; (ii) securities issued or guaranteed as to principal and/or interest by the U.S. government, its agencies or instrumentalities; or (iii) repurchase agreements (collateralized by securities issued by the U.S. government, its agencies, or instrumentalities);

3.                          borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations and any orders obtained thereunder;

4.                          make loans, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations and any orders obtained thereunder.  For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring debt securities are not deemed to be making of loans;

5.                          act as an underwriter of securities except to the extent that, in connection with the disposition of securities by a Portfolio for its portfolio, a Portfolio may be deemed to be an underwriter under applicable law;

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6.                          purchase or sell real estate, except that a Portfolio may:  (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities;

7.              issue any senior security (as defined in the 1940 Act), except that: (i) a Portfolio may enter into commitments to purchase securities in accordance with a Portfolio’s investment program, including reverse repurchase agreements, delayed delivery and when-issued securities, which may be considered the issuance of senior securities; (ii) a Portfolio may engage in transactions that may result in the issuance of a senior security to the extent permitted under the 1940 Act, including the rules, regulations, interpretations and any orders obtained thereunder; (iii) a Portfolio may engage in short sales of securities to the extent permitted in its investment program and other restrictions; and (iv) the purchase of sale of futures contracts and related options shall not be considered to involve the issuance of senior securities; and

8.                          purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

ING Solution Aggressive Portfolio, ING Solution Conservative Portfolio, ING Solution Moderately Aggressive Portfolio, ING Solution 2020 Portfolio, ING Solution 2030 Portfolio, ING Solution 2040 Portfolio, ING Solution 2050 Portfolio, and ING Solution 2055 Portfolio

As a matter of fundamental policy, a Portfolio may not:

1.                          purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, or tax exempt securities issued by any state or territory of the U.S., or any of their agencies, instrumentalities, or political subdivisions; and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by a Portfolio;

2.                          purchase securities of any issuer if, as a result, with respect to 75% of the Portfolio’s total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Portfolio’s ownership would be more than 10% of the outstanding voting securities of any issuer, provided that this restriction does not limit the Portfolio’s investments in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or investments in securities of other investment companies;

3.                          borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations thereunder and any exemptive relief obtained by the Portfolio;

4.                          make loans, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations and any exemptive relief obtained by the Portfolio.  For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring debt securities are not deemed to be making of loans;

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5.                          underwrite any issue of securities within the meaning of the Securities Act of 1933 except when it might technically be deemed to be an underwriter either:  (i) in connection with the disposition of a portfolio security; or (ii) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Portfolio’s ability to invest in securities issued by other registered management investment companies;

6.                          purchase or sell real estate, except that the Portfolio may: (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities;

7.                          issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Portfolio; or

8.                          purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities). This limitation does not apply to foreign currency transactions, including, without limitation, forward currency contracts.

PORTFOLIO TURNOVER

Each Underlying Fund may sell a portfolio investment soon after its acquisition if the Underlying Fund’s sub-adviser believes that such a disposition is consistent with the Underlying Fund’s investment objective. Underlying Fund portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A change in securities held in the portfolio of a Portfolio is known as “portfolio turnover” and may involve the payment by a Portfolio of dealer mark-ups of brokerage or underwriting commissions and other transaction costs on the sale of securities, as well as on the reinvestment of the proceeds in other securities.  Portfolio turnover rate for a fiscal year is the percentage determined by dividing the lesser of the cost of purchases or proceeds from sales of portfolio securities by the average of the value of portfolio securities during such year, all excluding securities whose maturities at acquisition were one year or less.  A Portfolio cannot accurately predict its turnover rate, however the rate will be higher when a Portfolio finds it necessary to significantly change its portfolio to adopt a temporary defensive position or respond to economic or market events.  A high turnover rate would increase expenses and may involve realization of capital gains by the Portfolios.

A portfolio turnover rate of 100% or more is considered high, although the rate of portfolio turnover will not be a limiting factor in making portfolio decisions. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses and other transaction costs, which must be ultimately borne by an Underlying Fund’s shareholders. High portfolio turnover may result in the realization of substantial net capital gains.

Each Portfolio’s historical turnover rates are included in the Financial Highlights tables in the Prospectuses.

Fiscal Year Ended December 31, 2012

ING Solution 2020 Portfolio experienced an increase from 15% in 2011 to 72% in 2012 as a result of a number of factors, including tactical asset allocation moves, adjustments to the strategic asset allocations, moving down the glide path, changes to some of the underlying funds, cash flows and portfolio

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rebalances.

ING Solution 2030 Portfolio experienced an increase from 11% in 2011 to 76% in 2012 as a result of a number of factors, including tactical asset allocation moves, adjustments to the strategic asset allocations, moving down the glide path, changes to some of the underlying funds, cash flows and portfolio rebalances.

ING Solution 2040 Portfolio experienced an increase from 10% in 2011 to 64% in 2012 as a result of a number of factors, including tactical asset allocation moves, adjustments to the strategic asset allocations, moving down the glide path, changes to some of the underlying funds, cash flows and portfolio rebalances.

ING Solution 2045 Portfolio experienced a decrease from 77% in 2011 to 50% in 2012 as a result of a number of factors, including tactical asset allocation moves, adjustments to the strategic asset allocations, moving down the glide path, changes to some of the underlying funds, cash flows and portfolio rebalances.

ING Solution 2050 Portfolio experienced an increase from 12% in 2011 to 59% in 2012 as a result of a number of factors, including tactical asset allocation moves, adjustments to the strategic asset allocations, moving down the glide path, changes to some of the underlying funds, cash flows and portfolio rebalances.

Fiscal Year Ended December 31, 2011

ING Solution Balanced Portfolio had a 70% increase in its portfolio turnover rate from 2010 to 2011 as a result of a number of factors, including tactical asset allocation moves, adjustments to the strategic asset allocations, changes to some of the underlying funds, cash flows and asset levels.

ING Solution Conservative Portfolio had a 84% increase in its portfolio turnover rate from 2010 to 2011 as a result of a number of factors, including tactical asset allocation moves, adjustments to the strategic asset allocations including the addition of new asset classes, such as emerging markets equity and mid cap value and growth, changes to some of the underlying funds, cash flows and asset levels.

ING Solution Moderately Aggressive Portfolio had a 83% increase in its portfolio turnover rate from 2010 to 2011 as a result of a number of factors, including tactical asset allocation moves, adjustments to the strategic asset allocations, changes to some of the underlying funds, cash flows and asset levels.

ING Solution Moderately Conservative Portfolio had a 77% increase in its portfolio turnover rate from 2010 to 2011 as a result of a number of factors, including tactical asset allocation moves, adjustments to the strategic asset allocations including the addition of new asset classes, such as emerging markets equity and mid cap value and growth, changes to some of the underlying funds, cash flows and asset levels.

ING Solution 2045 Portfolio had a 77% increase in its portfolio turnover rate from 2010 to 2011 as a result of a number of factors, including tactical asset allocation moves, adjustments to the strategic asset allocations, changes to some of the underlying funds, cash flows and asset levels.

ING Solution 2055 Portfolio had a 81% increase in its portfolio turnover rate from 2010 to 2011 as a result of a number of factors, including tactical asset allocation moves, adjustments to the strategic asset allocations, changes to some of the underlying funds, cash flows and asset levels.

DISCLOSURE OF THE PORTFOLIOS’ PORTFOLIO SECURITIES

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Each Portfolio is required to file its complete portfolio holdings schedule with the SEC on a quarterly basis.   This schedule is filed with the Portfolios’ annual and semi-annual reports on Form N-CSR for the second and fourth fiscal quarters and on Form N-Q for the first and third fiscal quarters.

In addition, each Portfolio posts its portfolio holdings schedule on ING’s website on a month-end basis and makes it available 30 calendar days following the end of the previous calendar month or as soon thereafter as practicable.  Each Portfolio may also post its complete or partial portfolio holdings on its website as of a specified date. The portfolio holdings schedule is as of the last day of the previous calendar month (i.e., each Portfolio will post its month-end June 30 holdings on August 1).  Each Portfolio may also file information on portfolio holdings with the SEC or other regulatory authority as required by applicable law.

Investors (both individual and institutional), financial intermediaries that distribute the Portfolios’ shares and most third parties may receive the Portfolios’ annual or semi-annual shareholder reports, or view on ING’s website, the Portfolios’ portfolio holdings schedule.

Other than in regulatory filings or on ING’s website, a Portfolio may provide its portfolio holdings to certain unaffiliated third parties and affiliates when the Portfolio has a legitimate business purpose for doing so.  Unless otherwise noted below, a Portfolio’s disclosure of its portfolio holdings will be on an as-needed basis, with no lag time between the date of which the information is requested and the date the information is provided.  Specifically, a Portfolio’s disclosure of its portfolio holdings may include disclosure:

•                  to the Portfolio’s independent registered public accounting firm, named herein, for use in providing audit opinions;

•                  to financial printers for the purpose of preparing Portfolio regulatory filings;

•                  for the purpose of due diligence regarding a merger or acquisition;

•                  to a new adviser or sub-adviser prior to the commencement of its management of the Portfolios;

•                  to rating and ranking agencies such as Bloomberg, Morningstar, Lipper, and S&P (such agencies may receive more raw data from the Portfolio than is posted on the Portfolio’s website);

•                  to consultants for use in providing asset allocation advice in connection with investments by affiliated funds-of-funds in the Portfolio;

•                  to service providers on a daily basis in connection with their providing services benefiting the Portfolio, such as, but not limited to, the provision of analytics for securities lending oversight and reporting, proxy voting, or class action services providers;

•                  to a third party for purposes of effecting in-kind redemptions of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Portfolio shareholders;

•                  to certain wrap fee programs, on a weekly basis, on the first business day following the previous calendar week; or

•                  to a third party who acts as a “consultant” and supplies the consultant’s analysis of holdings (but not actual holdings) to the consultant’s clients (including sponsors of retirement plans or their consultants) or who provides regular analysis of fund portfolios. The types, frequency and timing of disclosure to such parties vary depending upon information requested.

In all instances of such disclosure the receiving party, by agreement, is subject to a duty of confidentiality, including a duty not to trade on such information.

The Board has adopted policies and procedures (“Policies”) designed to ensure that disclosure of information regarding the Portfolios’ portfolio securities is in the best interests of Portfolio shareholders,

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including procedures to address conflicts between the interests of the Portfolios’ shareholders, on the one hand, and those of the Portfolios’ adviser, principal underwriter or any affiliated person of the Portfolios, their investment adviser, or their principal underwriter, on the other.  Such Policies authorize the Portfolios’ administrator to implement the Board’s policies and direct the administrator to document the expected benefit to shareholders.  Among other considerations, the administrator is directed to consider whether such disclosure may create an advantage for the recipient or its affiliates or their clients over that of the Portfolios’ shareholders.  Similarly, the administrator is directed to consider, among other things, whether the disclosure of portfolio holdings creates a conflict between the interests of shareholders and the interests of the adviser, principal underwriter and their affiliates.  The Board has authorized the senior officers of the Portfolios’ administrator to authorize the release of the Portfolios’ portfolio holdings, as necessary, in conformity with the foregoing principles and to monitor for compliance with the Policies.  The Portfolios’ administrator reports quarterly to the Board regarding the implementation of the Policies.

Each Portfolio has the following ongoing arrangements with certain third parties to provide the Portfolios’ full portfolio holdings:

Party	Purpose	Frequency	Time Lag Between Date of Information and Date Information Released
The Bank of New York Mellon	Credit Approval Process for ING Funds Line of Credit	As requested	None
Institutional Shareholder Services Inc., a subsidiary of MSCI Inc.	Proxy Voting Services	Daily	None
Institutional Shareholder Services Inc., a subsidiary of MSCI Inc.	Class Action Services	Monthly	10 Days
Charles River Development	Compliance	Daily	None
Coates Analytics, a Division of Albridge Solutions, Inc. and an indirect wholly-owned subsidiary of The Bank of New York Mellon	Provision of Analytics for Oversight and Reporting of Securities Lending	Daily	None

All of the arrangements in the table above are subject to the Policies adopted by the Board to ensure such disclosure is for a legitimate business purpose and is in the best interests of the Portfolios and their shareholders.  The Board must approve any material change to the Policies.  The Policies may not be waived, or exceptions made, without the consent of ING’s Legal Department.  All waivers and exceptions involving any of the Portfolios will be disclosed to the Board no later than its next regularly scheduled quarterly meeting.  No compensation or other consideration may be received by the Portfolios, the adviser, or any other party in connection with the disclosure of portfolio holdings in accordance with the Policies.

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MANAGEMENT OF THE COMPANY

The business and affairs of the Company are managed under the direction of the Company’s Board according to the applicable laws of the State of Maryland. The Board governs the Portfolios and is responsible for protecting the interests of shareholders.  The Directors are experienced executives who oversee the Company’s activities, review contractual arrangements with companies that provide services to each Portfolio, and review each Portfolio’s performance.

Set forth in the table below is information about each Director.

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of Funds in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director
Independent Directors
Colleen D. Baldwin 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258 Age: 52	Director	November 2007 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	142	None.
John V. Boyer 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 59	Director	November 1997 – Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – Present).	142	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 64	Director	January 2006 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	142	Wisconsin Energy Corporation (June 2006 – Present) and The Royce Funds, 35 funds (December 2009 – Present).
Peter S. Drotch 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 71	Director	November 2007 – Present	Retired.	142	First Marblehead Corporation (September 2003 – Present).

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Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of Funds in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director
J. Michael Earley 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 67	Director	January 2005 – Present	Retired. Formerly, Banking President and Chief Executive Officer, Bankers Trust Company, N.A., Des Moines (June 1992 – December 2008).	142	None.
Patrick W. Kenny 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 70	Director	March 2002 – Present	Retired. Formerly, President and Chief Executive Officer, International Insurance Society (June 2001 – June 2009).	142	Assured Guaranty Ltd. (April 2004 – Present).
Sheryl K. Pressler 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 62	Director	January 2006 – Present	Consultant (May 2001 – Present).	142	Stillwater Mining Company (May 2002 – Present).
Roger B. Vincent 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 67	Chairperson and Director	January 2005 – Present	Retired. Formerly, President, Springwell Corporation, a corporate finance firm (March 1989 – August 2011).	142	UGI Corporation (February 2006 – Present) and UGI Utilities, Inc. (February 2006 – Present).
Directors who are “Interested Persons”
Robert W. Crispin(3) 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 66	Director	November 2007 – Present	Retired.	142	Intact Financial Corporation (December 2004 – Present) and PFM Group (November 2010 – Present).
Shaun P. Mathews(3) 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 57	Director	November 2007 – Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 – Present).	176	ING Capital Corporation, LLC (December 2005 – Present).

(1)         Subject to the Board’s retirement policy, Directors serve until their successors are duly elected and qualified.  The Board’s retirement policy states that each duly elected or appointed Director who is not an “interested person” of the Company, as defined in the 1940 Act, as amended ( “Independent Director”), shall retire from service as a Director at the close of business on December 31 of the calendar year in which ethe Director reaches the age of 73.  A majority vote of the Board may extend the retirement date of a Director if such retirement would trigger a requirement to hold a meeting of shareholders of the Company under applicable law, whether for purposes of appointing a successor to the Director or if otherwise necessary under applicable law, in which the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2)         Except for Mr. Mathews and for the purposes of this table, “ING Fund Complex” means the following investment companies:  ING Asia Pacific High Dividend Equity Income Fund; ING Emerging Markets High Dividend Equity Fund; ING Emerging Markets Local Bond Fund; ING Equity Trust; ING Funds Trust; ING Global Advantage and Premium Opportunity Fund; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Strategic Income Fund; ING Infrastructure, Industrials and Materials Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Short Duration High Income Fund; ING Variable Insurance Trust; and ING Variable Products Trust. For Mr. Mathews, the ING Fund Complex also includes the following investment companies:  ING Balanced Portfolio, Inc.; ING Intermediate Bond Portfolio; ING Money Market Portfolio; ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; and ING Variable Portfolios, Inc. The number of funds in the ING Fund Complex is as of March 31, 2013.

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(3)         Messrs. Crispin and Mathews are deemed to be “interested persons,” of the Company because of their current or prior affiliation with ING Groep, N.V., the parent corporation of the investment adviser, ING Directed Services LLC, and the Distributor, ING Investments Distributor, LLC.

Information Regarding Officers of the Company

Name, Address and Age	Positions Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Last Five Years
Shaun P. Mathews 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 57	President and Chief Executive Officer	November 2006 – Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 – Present).
Michael J. Roland 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 54	Executive Vice President	January 2005 – Present

Managing Director and Chief Operation Officer, ING Investments, LLC and ING Funds Services, LLC (April 2012 – Present) and Chief Compliance Officer of Directed Services LLC and ING Investments, LLC (March 2011 – Present). Formerly, and Executive Vice President and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (January 2007 – April 2012) and Chief Compliance Officer ING Funds (March 2011 – February 2012).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 62	Executive Vice President Chief Investment Risk Officer	January 2005 – Present September 2009 – Present	Executive Vice President, ING Investments, LLC (July 2000 – Present) and Chief Investment Risk Officer, ING Investments, LLC (January 2003 – Present).
Kevin M. Gleason 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 46	Chief Compliance Officer	February 2012 - Present

Senior Vice President, ING Investments, LLC (February 2012 – Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company, (June 2004 – January 2012).

Todd Modic 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 45	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present	Senior Vice President, ING Funds Services, LLC (March 2005 – Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 48	Senior Vice President	January 2005 – Present	Senior Vice President, ING Investments, LLC (October 2003 – Present).

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Name, Address and Age	Positions Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Last Five Years
Julius Drelick 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 46	Senior Vice President	July 2012 – Present

Senior Vice President – Fund Compliance, ING Investment Funds Services, LLC (June 2012 – Present). Formerly, Vice President – Platform Product Management and Project Management, ING Investments, LLC (April 2007 – June 2012).

Robert Terris 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 42	Senior Vice President	May 2006 – Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC (January 2006 - Present).
Fred Bedoya 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 40	Vice President and Treasurer	September 2012 – Present	Vice President, ING Funds Services, LLC (March 2012 – Present). Formerly, Assistant Vice President – Director, ING Funds Services, LLC (March 2003 – March 2012).
Robyn L. Ichilov 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 45	Vice President	January 2005 – Present	Vice President and Treasurer, ING Funds Services, LLC (November 1995 – Present) and ING Investments, LLC (August 1997 – Present). Formerly, Treasurer, ING Funds (November 1999 – February 2012).
Maria M. Anderson 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 54	Vice President	January 2005 – Present	Vice President, ING Funds Services, LLC (September 2004 – Present).
Lauren D. Bensinger 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 59	Vice President	January 2005 – Present

Vice President, ING Investments, LLC and ING Funds Services, LLC (February 1996 – Present); Director of Compliance, ING Investments, LLC (October 2004 – Present); and Vice President and Money Laundering Reporting Officer, ING Investments Distributor, LLC (April 2010 – Present). Formerly, Chief Compliance Officer, ING Investments Distributor, LLC (August 1995 – April 2010).

Jason Kadavy 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 37	Vice President	September 2012 – Present	Vice President, ING Funds Services, LLC (July 2007 – Present).
Kimberly K. Springer 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 55	Vice President	March 2006 – Present

Vice President, Platform Product Management and Product Management; ING Investments, LLC (July 2012 – Present); Vice President, ING Investment Management - ING Funds (March 2010 – Present); and Vice President, ING Funds Services, LLC (March 2006 – Present). Formerly, Managing Paralegal, Registration Statements (June 2003 –

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Name, Address and Age	Positions Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Last Five Years
Craig Wheeler 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 44	Assistant Vice President	May 2008 – Present	July 2012). Vice President – Director of Tax, ING Funds Services (March 2013 – Present). Formerly, Assistant Vice President – Director of Tax, ING Funds Services, LLC (March 2008 – March 2013).
Huey P. Falgout, Jr. 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 49	Secretary	August 2003 – Present	Senior Vice President and Chief Counsel, ING Investment Management - ING Funds (March 2010 – Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003 – March 2010).
Theresa K. Kelety 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 50	Assistant Secretary	August 2003 – Present

Vice President and Senior Counsel, ING Investment Management - ING Funds (March 2010 – Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 – March 2010) and Counsel, ING Americas, U.S. Legal Services (April 2003 – April 2008).

Paul Caldarelli 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 61	Assistant Secretary	June 2010 - Present

Vice President and Senior Counsel, ING Investment Management - ING Funds (March 2010 – Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 – March 2010) and Counsel, ING Americas, U.S. Legal Services (May 2005 – April 2008).

(1)          The Officers hold office until the next annual meeting of the Directors and until their successors shall have been elected and qualified.

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The Board of Directors

The Company and the Portfolios are governed by the Company’s Board, which oversees the Company’s business and affairs. The Board delegates the day-to-day management of the Company and its Portfolios to the Company’s officers and to various service providers that have been contractually retained to provide such day-to-day services. The ING entities that render services to the Portfolios do so pursuant to contracts that have been approved by the Board. The Directors are experienced executives who, among other duties, oversee each Portfolio’s activities, review contractual arrangements with companies that provide services to each Portfolio, and review each Portfolio’s investment performance.

The Board Leadership Structure and Related Matters

The Board is currently comprised of ten members, eight of whom are independent or disinterested persons, which means that they are not “interested persons” of the Portfolios as defined in Section 2(a)(19) of the 1940 Act (“Independent Directors”).  The Company is one of 21 registered investment companies (with a total of approximately 142 separate series) and all of the Directors serve as members of, as applicable, each investment company’s Board of Trustees or Board of Directors.  The Board employs substantially the same leadership structure with respect to each of these investment companies.

One of the Independent Directors, currently Roger B. Vincent, serves as the Chairperson of the Board.  The responsibilities of the Board Chairperson include: coordinating with management in the preparation of agendas for Board meetings; presiding at Board meetings; between Board meetings, serving as a primary liaison with other Directors, officers of the Company, management personnel and legal counsel to the Independent Directors; and such other duties as the Board periodically may determine.  Mr. Vincent holds no position with any firm that is a sponsor of the Company.

The Board performs many of its oversight and other activities through the committee structure described below in the “Board Committees” section. Each Committee operates pursuant to a written Charter approved by the Board. The Board currently conducts regular meetings eight (8) times a year. Six of these regular meetings consist of sessions held over a two-day period and two of these meetings consist of a one-day session. In addition, during the course of a year, the Board and many of its Committees typically hold special meetings by telephone or in person to discuss specific matters that require action prior to their next regular meetings.

The Board believes that its leadership structure is an effective means of empowering the Directors to perform their fiduciary and other duties.  For example, the Board’s committee structure faciliates, as appropriate, the ability of individual Board members to receive detailed presentations on topics under their review and to develop increased familiarity with respect to such topics and with key personnel at relevant service providers. At least annually, with guidance from its Nominating and Governance Committee, the Board analyzes whether there are potential means to enhance the efficiency and effectiveness of the Board’s operations.

Board Committees

Audit Committee.  The Board has established an Audit Committee whose functions include, among other things, meeting with the independent registered public accounting firm of the Company to review the scope of the Company’s audit, the Company’s financial statements and accounting controls, and meeting with management concerning these matters, internal audit activities and other matters.  The Audit Committee currently consists of four (4) Independent Directors.  The following Directors currently serve as members of the Audit Committee:  Ms. Baldwin and Messrs. Boyer, Drotch, and Earley. Mr. Earley currently serves as Chairperson of the Audit Committee.  Ms. Baldwin and Messrs. Drotch and Earley

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have been designated as Audit Committee Financial Experts under the Sarbanes-Oxley Act.  The Audit Committee, which currently meets regularly four (4) times per year, held six (6) meetings during the fiscal year ended December 31, 2012.

Compliance Committee.  The Board has established a Compliance Committee for the purpose of, among other things: (i) coordinating activities between the Board and the Chief Compliance Officer (“CCO”) of the Portfolios;  (ii) facilitating information flow among Board members and the CCO between Board meetings; (iii) working with the CCO and management to identify the types of reports to be submitted by the CCO to the Compliance Committee and the Board; (iv) coordinating CCO oversight activities with other ING Fund boards; (v) making recommendations regarding the role, performance and oversight of the CCO; (vi) overseeing the implementation of the Portfolios’ valuation procedures and the fair value determinations made with respect to securities held by the Portfolios for which market value quotations are not readily available; (vii) overseeing management’s administration of proxy voting; and (viii) overseeing the effectiveness of the brokerage usage by the Company’s Adviser or Sub-Advisers, as applicable, and compliance with regulations regarding the allocation of brokerage for services.  The Compliance Committee currently consists of four (4) Independent Directors: Mses. Chadwick and Pressler and Messrs. Kenny and Vincent.  Mr. Kenny currently serves as Chairperson of the Compliance Committee. The Compliance Committee, which currently meets regularly four (4) times per year, held five (5) meetings during the fiscal year ended December 31, 2012.

Contracts Committee. The Board has established a Contracts Committee for the purpose of overseeing the annual renewal process relating to investment advisory and sub-advisory agreements and, at the discretion of the Board, other agreements or plans involving the Portfolios.  The responsibilities of the Contracts Committee, among other things, include:  (i) identifying the scope and format of information to be provided by service providers in connection with applicable contract approvals or renewals; (ii) providing guidance to independent legal counsel regarding specific information requests to be made by such counsel on behalf of the Directors; (iii) evaluating regulatory and other developments that might have an impact on applicable approval and renewal processes; (iv) reporting to the Directors its recommendations and decisions regarding the foregoing matters; (v) assisting in the preparation of a written record of the factors considered by Directors relating to the approval and renewal of advisory and sub-advisory agreements; (vi) recommending to the Board specific steps to be taken by it regarding the contracts approval and renewal process, including, for example, proposed schedules of meetings by the Directors; and (vii) otherwise providing assistance in connection with Board decisions to renew, reject or modify agreements or plans.  The Contracts Committee currently consists of five (5) Independent Directors: Mses. Chadwick and Pressler and Messrs. Boyer, Drotch, and Vincent.  Ms. Pressler currently serves as Chairperson of the Contracts Committee.  The Contracts Committee, which currently meets regularly seven (7) times per year, held nine (9) meetings during the fiscal year ended December 31, 2012.

Investment Review Committees. The Board has established two Investment Review Committees for all of the funds to, among other things, monitor the investment performance of the Portfolios and make recommendations to the Board with respect to investment management activities performed by the adviser on behalf of the Portfolios, and to review and make recommendations regarding proposals by management to retain new or additional sub-advisers for a Portfolio.  The Investment Review Committee for the Domestic Equity Funds and the Investment Review Committee for the International/Balanced/Fixed-Income Funds described below jointly monitor the Portfolios.

The Investment Review Committee for the Domestic Equity Funds (the “DE IRC”) currently consists of four (4) Independent Directors.  The following Directors serve as members of the DE IRC:  Ms. Chadwick and Messrs. Earley, Kenny, and Vincent.  Ms. Chadwick currently serves as Chairperson of the DE IRC.  The DE IRC, which currently meets regularly six (6) times per year, held six (6) meetings during the fiscal year ended December 31, 2012.

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The Investment Review Committee for the International/Balanced/Fixed-Income Funds (the “I/B/F IRC”) currently consists of four (4) Independent Directors and two (2) Directors who are “interested persons,” as defined in the 1940 Act.  The following Directors serve as members of the I/B/F IRC:  Mses. Baldwin and Pressler and Messrs. Boyer, Crispin, Drotch, and Mathews.  Mr. Boyer currently serves as Chairperson of the I/B/F IRC.  The I/B/F IRC, which currently meets regularly six (6) times per year, held six (6) meetings during the fiscal year ended December 31, 2012.

Nominating and Governance Committee. The Board has established a Nominating and Governance Committee for the purpose of, among other things:  (i) identifying and recommending to the Board candidates it proposes for nomination to fill Independent Director vacancies on the Board; (ii) reviewing workload and capabilities of Independent Directors and recommending changes to the size or composition of the Board, as necessary; (iii) monitoring regulatory developments and recommending modifications to the Committee’s responsibilities; (iv) considering and, if appropriate, recommending the creation of additional committees or changes to Director policies and procedures based on rule changes and “best practices” in corporate governance; (v) conducting an annual review of the membership and chairpersons of all Board committees and of practices relating to such membership and chairpersons; (vi) undertaking a periodic study of compensation paid to independent board members of investment companies and making recommendations for any compensation changes for the Independent Directors; (vii) overseeing the Board’s annual self-evaluation process; (viii) developing (with assistance from management) an annual meeting calendar for the board and its committees; and (ix) overseeing actions to facilitate attendance by Independent Directors at relevant educational seminars and similar programs.

In evaluating potential candidates to fill Independent Director vacancies on the Board, the Nominating and Governance Committee will consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met.  Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.  The Nominating and Governance Committee will consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews nominees that it identifies initially as potential candidates. A shareholder nominee for Director should be submitted in writing to the Director’s Secretary.  Any such shareholder nomination should include at least the following information as to each individual proposed for nominations as Director: such person’s written consent to be named in a proxy statement as a nominee (if nominated) and to serve as a Director (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of Directors, or is otherwise required, in each case under applicable federal securities laws, rules and regulations, including such information as the Board may reasonably deem necessary to satisfy its oversight and due diligence duties.

The Secretary shall submit all nominations received in a timely manner to the Nominating and Governence Committee.  To be timely in connection with a shareholder meeting to elect Directors, any such submission must be delivered to the Portfolios’ Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either the disclosure in a press release or in a document publicly filed by the Portfolios with the SEC.

The Nominating and Governance Committee consists of four (4) Independent Directors:  Mses. Baldwin and Chadwick and Messrs. Kenny and Vincent.  Ms. Baldwin currently serves as Chairperson of the Nominating and Governance Committee.  The Nominating and Governance Committee, which currently meets regularly four (4) times per year, held two (2) meetings during the fiscal year ended December 31, 2012.

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The Board’s Risk Oversight Role

The day-to-day management of various risks relating to the administration and operation of the Portfolios is the responsibility of management and other service providers retained by the Board or by management, most of whom employ professional personnel who have risk management responsibilities.  The Board oversees this risk management function consistent with and as part of its oversight duties.  The Board performs this risk management oversight function directly and, with respect to various matters, through its committees.  The following description provides an overview of many, but not all, aspects of the Board’s oversight of risk management for the Portfolios.  In this connection, the Board has been advised that it is not practicable to identify all of the risks that may impact the Portfolios or to develop procedures or controls that are designed to eliminate all such risk exposures, and that applicable securities law regulations do not contemplate that all such risks be identified and addressed.

The Board, working with management personnel and other service providers, has endeavored to identify the primary risks that confront the Portfolios.  In general, these risks include, among others, investment risks, credit risks, liquidity risks, valuation risks, operational risks, reputational risks, regulatory risks, risks related to potential legislative changes and the risk of conflicts of interest affecting ING affiliates in managing the Portfolios.  The Board has adopted and periodically reviews various policies and procedures that are designed to address these and other risks confronting the Portfolios.  In addition, many service providers to the Portfolios have adopted their own policies, procedures and controls designed to address particular risks to the Portfolios.  The Board and persons retained to render advice and service to the Board periodically review and/or monitor changes to and developments relating to the effectiveness of these policies and procedures.

The Board oversees risk management activities in part through receipt and review by the Board or its committees of regular and special reports, presentations and other information from officers of the Company, including the CCOs for the Company and its investment adviser and the Company’s Chief Investment Risk Officer (“CIRO”), and from other service providers.  For example, management personnel and the other persons make regular reports and presentations to:  (i) the Compliance Committee regarding compliance with regulatory requirements; (ii) the Investment Review Committees regarding investment activities and strategies that may pose particular risks; (iii) the Audit Committee with respect to financial reporting controls and internal audit activities; (iv) the Nominating and Governance Committee regarding corporate governance and best practice developments; and (v) the Contracts Committee regarding regulatory and related developments that might impact the retention of service providers to the Company.  The CIRO oversees an Investment Risk Department (“IRD”) that provides an independent source of analysis and research for Board members in connection with their oversight of the investment process and performance of portfolio managers.  Among its other duties, the IRD seeks to identify and, where practicable, measure the investment risks being taken by each Portfolio’s portfolio managers.  Although the IRD works closely with management of the Company in performing its duties, the CIRO is directly accountable to and maintains an ongoing dialogue with the Independent Directors.

Qualifications of the Directors

The Board believes that each of the Directors is qualified to serve as a Director of the Company based on its review of the experience, qualifications, attributes and skills of each Director.  The Board bases this conclusion on its consideration of various criteria, no one of which is controlling.  Among others, the Board has considered the following factors with respect to each Director: strong character and high integrity; an ability to review, evaluate, analyze and discuss information provided; the ability to exercise effective business judgment in protecting shareholder interests while taking into account different points of views; a background in financial, investment, accounting, business, regulatory or other skills that would be relevant to the performance of a Director’s duties; the ability and willingness to commit the time necessary to perform his or her duties; and the ability to work in a collegial manner with other Board members.  Each Director’s ability to perform his or her duties effectively is evidenced by his or her:

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experience in the investment management business; related consulting experience; other professional experience; experience serving on the boards of directors of other public companies; educational background and professional training; prior experience serving on the Board of Directors of the Company, as well as the boards of other investment companies in the ING Funds Complex and/or of other investment companies; and experience as attendees or participants in conferences and seminars that are focused on investment company matters and/or duties that are specific to board members of registered investment companies.

Information indicating certain of the specific experience and qualifications of each Director relevant to the Board’s belief that the Director should serve in this capacity is provided in the table above in the section entitled “Information Regarding Individual Board Members of the Company.”  That table includes, for each Director, positions held with the Company, the length of such service, principal occupations during the past five years, the number of series within the ING Funds Complex for which the Director serves as a Board member and certain directorships held during the past five years.  Set forth below are certain additional specific experiences, qualifications, attributes or skills that the Board believes support a conclusion that each Director should serve as a Board member in light of the Company’s business and structure.

Colleen D. Baldwin has been a Director of the Company and a board member of other investment companies in the ING Fund Complex since 2007.  She also has served as the Chairperson of the Board’s Nominating and Governance Committee since 2009.  Ms. Baldwin has been President of Glantuam Partners, LLC, a business consulting firm, since 2009.  Prior to that, she served in senior positions at the following financial services firms: Chief Operating Officer for Ivy Asset Management, Inc. (2002-2004), a hedge fund manager; Chief Operating Officer and Head of Global Business and Product Development for AIG Global Investment Group (1995-2002), a global investment management firm; Senior Vice President at Bankers Trust Company (1994-1995); and Senior Managing Director at J.P. Morgan & Company (1987-1994).  In addition to her undergraduate degree, Ms. Baldwin has an MBA degree from Pace University.

John V. Boyer has been a Director of the Company and a board member of other investment companies in the ING Fund Complex since 2005.  He also has served as Chairperson of the Company’s I/B/F IRC since 2006 and, prior to that, as Chairperson of the Company’s Compliance Committee.  Since 2008, Mr. Boyer has been President of the Bechtler Arts Foundation for which, among his other duties, Mr. Boyer oversees all fiduciary aspects of the Foundation and assists in the oversight of the Foundation’s endowment portfolio.  Previously, he served as President and Chief Executive Officer of the Franklin and Eleanor Roosevelt Institute (2006-2007) and as Executive Director of The Mark Twain House & Museum (1989-2006) where he was responsible for overseeing business operations, including endowment portfolios.  He also served as a board member of certain predecessor mutual funds of the ING Fund Complex (1997-2005).  In addition to his undergraduate degree, Mr. Boyer has an MFA degree from Princeton University.

Patricia W. Chadwick has been a Director of the Company and a board member of other investment companies in the ING Fund Complex since 2006.  She also has served as Chairperson of the Company’s DE IRC since 2007.   Since 2000, Ms. Chadwick has been the Founder and President of Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy.  She also is a director of the Royce Fund (since 2009) and director of Wisconsin Energy Corp. (since 2006) and AMICA Mutual Insurance Company (since 1992).  Previously, she served in senior roles at several major financial services firms where her duties included the management of corporate pension funds, endowments and foundations, as well as management responsibilities for an asset management business.

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Robert W. Crispin has been a Director of the Company and a board member of other investment companies in the ING Fund Complex since 2007.  He formerly served as Chairman and Chief Executive Officer of ING Investment Management Co. (2001-2007), an investment sub-adviser to many of the portfolios in the ING Fund Complex, and in other senior positions in financial service firms.

Peter S. Drotch has been a Director of the Company and a board member of other investment companies in the ING Fund Complex since 2007.  Prior to his retirement in 2000, he was a partner at the accounting firm of PricewaterhouseCoopers LLP, where he was the leader of the firm’s asset management practice group and acquired extensive experience with respect to audits and other financial matters relating to registered investment companies.  Since his retirement, he also has served on the boards of registered investment companies in other fund comlexes (the State Street Research Funds and BlackRock Funds) from 2005 to 2007 and as a consultant with respect to investment company regulatory compliance matters.  In addition to his undergraduate degree, Mr. Drotch is a Certified Public Accountant.

J. Michael Earley has been a Director of the Company and a board member of other investment companies in the ING Fund Complex since 2002.  He also has served as Chairperson of the Company’s Audit Committee since 2003.  Mr. Earley retired in 2008 as President and Chief Executive Officer of Bankers Trust Company, N.A. (Des Moines, Iowa), where he had worked since 1992.  He also has served on the boards of directors of that company (1992-2009) and of Midamerica Financial Corporation (2002-2009), and as a board member of certain predecessor mutual funds of the ING Fund Complex (1997-2002).  In addition to his undergraduate degree, Mr. Earley has a JD degree from the University of Iowa.

Patrick W. Kenny has been a Director of the Company and a board member of other investment companies in the ING Fund Complex since 2005.  He also has served as the Chairperson of the Company’s Compliance Committee since 2006.  He previously served as President and Chief Executive Officer (2001-2009) of the International Insurance Society (insurance trade association), Executive Vice President (1998-2001) of Frontier Insurance Group (property and casualty insurance company), Senior Vice President (1995-1998) of SS&C Technologies (software and technology company), Chief Financial Officer (1988-1994) of Aetna Life & Casualty Company (multi-line insurance company), and as Partner (until 1988) of KPMG (accounting firm).  Mr. Kenny currently serves (since 2004) on the board of directors of Assured Guaranty Ltd. (provider of financial guaranty insurance) and previously served on the boards of Odyssey Re Holdings Corporation (multi-line reinsurance company) (2006-2009) and of certain predecessor mutual funds of the ING Fund Complex (2002-2005).  In addition to his undergraduate degree, Mr. Kenny has an MS degree from the University of Missouri and is a Certified Public Accountant.

Shaun P. Mathews has been a Director of the Committee and a board member of other investment companies in the ING Fund Complex since 2007.  He also is President and Chief Executive Officer of ING Investments, LLC (2006 to present).  Mr. Mathews previously served as President of ING Mutual Funds and Investment Products (2004-2006) and several other senior management positions in various aspects of the financial services business.

Sheryl K. Pressler has been a Director of the Company and a board member of other investment companies in the ING Fund Complex since 2006.  She also has served as Chairperson of the Company’s Contracts Committee since 2007.  Ms. Pressler has served as a consultant on financial matters since 2001.  Previously, she held various senior positions involving financial services, including as Chief Executive Officer (2000-2001) of Lend Lease Real Estate Investments, Inc. (real estate investment management and mortgage servicing firm), Chief Investment Officer (1994-2000) of California Public Employees’ Retirement System (state pension fund), and Director of Retirement Funds Management (1981-1994) of McDonnell Douglas Corporation (aircraft manufacturer).  In addition to her undergraduate degree, Ms. Pressler has an MBA degree from Washington University.

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Roger B. Vincent has been a Director of the Company and a board member of other investment companies in the ING Fund Complex since 2002.  He also has served as Chairman of the Board of Director since 2007 and he previously served as Chairperson of Contracts Committee and the DE IRC.  Mr. Vincent is a Director of UGI Corporation and UGI Utilities, Inc. (since 2006) and recently retired as President of Springwell Corporation (corporate finance firm).  He previously worked for 20 years at Bankers Trust Company.  He also previously served as a Director of AmeriGas Partners, L.P. (1998-2006), Tatham Offshore, Inc. (1996-2000) and Petrolane, Inc. (1993-1995), and as a board member of certain predecessor funds of the ING Fund Complex (1994-2002).  Mr. Vincent is a frequent speaker or panelist at mutual fund industry conferences and seminars.  In addition to his undergraduate degree, Mr. Vincent has an MBA degree from Harvard University.

Director Ownership of Securities

In order to further align the interests of the Independent Directors with shareholders, it is the policy of the Board for Independent Directors to own, beneficially, shares of one or more funds in the ING Fund Complex at all times (“Ownership Policy”).  For this purpose, beneficial ownership of ING Fund shares includes, in addition to direct ownership of ING Fund shares, ownership of a variable annuity contract or a variable life insurance policy whose proceeds are invested in an ING Fund within the ING Fund Complex, as well as deferred compensation payments under the Board’s deferred compensation arrangements pursuant to which the future value of such payments is based on the notional value of designated Portfolios within the ING Fund Complex.

Under this Ownership Policy, the initial value of investments in the ING Fund Complex that are beneficially owned by a Director must equal at least $100,000.  The Ownership Policy provides that a new Director shall satisfy the foregoing requirements within a reasonable amount of time, not to exceed three years, after becoming a Director.  A decline in the value of any ING Fund investments will not cause a Director to have to make any additional investments under this Ownership Policy.   As of December 31, 2012, all Independent Directors were in compliance with the Ownership Policy.

Investment in mutual funds of the ING Funds Complex by the Directors pursuant to this Ownership Policy are subject to:  (i) policies, applied by the mutual funds of the ING Funds Complex to other similar investors, that are designed to prevent inappropriate market timing trading practices; and (ii) to any provisions of the ING Funds’ Code of Ethics that otherwise apply to the Directors.

125

Directors’ Portfolio Equity Ownership Positions

Dollar Range of Equity Securities in Each Portfolio
Name of Director	ING Solution Aggressive Portfolio(1)	ING Solution Balanced Portfolio	ING Solution Conservative Portfolio	ING Solution Income Portfolio	ING Solution Moderately Aggressive Portfolio	ING Solution Moderately Conservative Portfolio	ING Solution 2015 Portfolio	ING Solution 2020 Portfolio	ING Solution 2025 Portfolio	ING Solution 2030 Portfolio
Independent Directors
Colleen D. Baldwin	None	None	None	None	None	None	None	None	None	None
John V. Boyer	None	None	None	None	None	None	None	None	None	None
Patricia W. Chadwick	None	None	None	None	None	None	None	None	None	None
Peter S. Drotch	None	None	None	None	None	None	None	None	None	None
J. Michael Earley	None	None	None	None	None	None	None	None	None	None
Patrick W. Kenny	None	None	None	None	None	None	None	None	None	None
Sheryl K. Pressler	None	None	None	None	None	None	None	None	None	None
Roger B. Vincent	None	None	None	None	None	None	None	None	None	None
Directors who are “Interested Persons”
Robert W. Crispin	None	None	None	None	None	None	None	None	None	None
Shaun P. Mathews	None	None	None	None	None	None	None	None	None	None

126

	Dollar Range of Equity Securities in Each Portfolio(1)					Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in
Name of Director	ING Solution 2035 Portfolio	ING Solution 2040 Portfolio	ING Solution 2045 Portfolio	ING Solution 2050 Portfolio	ING Solution 2055 Portfolio	Family of Investment Companies
Independent Directors
Colleen D. Baldwin	None	None	None	None	None	Over $100,000(2)
John V. Boyer	None	None	None	None	None	Over $100,000 $10,001 - $50,000(2)
Patricia W. Chadwick	None	None	None	None	None	Over $100,000
Peter S. Drotch	None	None	None	None	None	Over $100,000
J. Michael Earley	None	None	None	None	None	Over $100,000
Patrick W. Kenny	None	None	None	None	None	Over $100,000 Over $100,000(2)
Sheryl K. Pressler	None	None	None	None	None	Over $100,000(2)
Roger B. Vincent	None	None	None	None	None	Over $100,000 Over $100,000(2)
Directors who are “Interested Persons”
Robert W. Crispin	None	None	None	None	None	None
Shaun P. Mathews	None	None	None	None	None	Over $100,000 $50,001 - $100,000(2)

(1)         Because ING Solution Aggressive Portfolio had not commenced operations as of December 31, 2012, none of the Directors own any shares of the Portfolio.

(2)         Funds held in a 401(k)/Deferred Compensation Account.

Independent Director Ownership of Securities of the Adviser, the Underwriter, and Their Affiliates

Set forth in the table below is information regarding each Independent Director’s (and his or her immediate family members) share ownership in securities of the Company’s adviser or principal underwriter, and the ownership of securities in an entity controlling, controlled by or under common control with the investment adviser or principal underwriter of the Portfolios (not including registered investment companies) as of December 31, 2012.

Name of Director	Name of Owners And Relationship To Director	Company	Title of Class	Value of Securities	Percentage of Class
Independent Directors
Colleen D. Baldwin	N/A	N/A	N/A	N/A	N/A
John V. Boyer	N/A	N/A	N/A	N/A	N/A
Patricia W. Chadwick	N/A	N/A	N/A	N/A	N/A
Peter S. Drotch	N/A	N/A	N/A	N/A	N/A
J. Michael Earley	N/A	N/A	N/A	N/A	N/A
Patrick W. Kenny	N/A	N/A	N/A	N/A	N/A
Sheryl K. Pressler	N/A	N/A	N/A	N/A	N/A
Roger B. Vincent	N/A	N/A	N/A	N/A	N/A

127

Director Compensation

Each Director is reimbursed for reasonable expenses incurred in connection with each meeting of the Board or any of its Committee Meetings attended.  Each Independent Director is compensated for his or her services on a quarterly basis according to a fee schedule adopted by the Board.  The current fee schedule consists of an annual retainer, compensation for Board and Committee Chairpersons, and additional compensation for attendance at regularly schedule meetings.  The Board may from time to time designate other meetings as subject to compensation.

Each Portfolio pays each Director who is not an interested person of a Portfolio a pro rata share, as described below, of:  (i) an annual retainer of $200,000; (ii) Mr. Vincent, as Chairperson of the Board, receives an additional annual retainer of $80,000; (iii) Mses. Baldwin, Chadwick, and Pressler and Messrs. Earley, Boyer, and Kenny as Chairpersons of Committees of the Board, each receives an additional annual retainer of $25,000, $30,000, $65,000, $25,000, $30,000 and $25,000, respectively; (iv) $10,000 per attendance at any of the regularly scheduled meetings (four (4) quarterly meetings, two (2) auxiliary meetings, and two (2) annual contract review meetings); and (v) out-of-pocket expenses. The Board at its discretion may from time to time designate other special meetings as subject to an attendance fee in the amount of $5,000 and $2,500 for special telephonic meetings

The pro rata share paid by each Portfolio is based on each Portfolio’s average net assets as a percentage of the average net assets of all the funds managed by the adviser or its affiliate, for which the Directors serve in common as Directors.

Future Compensation Payment

Each non-interested Director who was a Director on or before May 9, 2007, and who will have served as a non-interested Director for five or more years for one or more ING Funds is entitled to a future payment (“Future Payment”), if such Director: (i) retires in accordance with the Board’s retirement policy; (ii) dies; or (iii) becomes disabled.  The Future Payment shall be made promptly to, as applicable, the Director or the Director’s estate, in an amount equal to two times the annual compensation payable to such Director, as in effect at the time of his or her retirement death or disability if Director had served as Director for at least five years as of May 9, 2007, or in a lesser amount calculated based on the proportion of time served by such Director (as compared to five years) as of May 9, 2007.  The annual compensation determination shall be based upon the annual Board membership retainer fee in effect at the time of that Director’s retirement, death or disability (but not any separate annual retainer fees for chairpersons of committees and of the Board), provided that the annual compensation used for this purpose shall not exceed the annual retainer fees as of May 9, 2007. This amount shall be paid by the ING Fund or ING Funds on whose Board the Director was serving at the time of his or her retirement, death or disability. Each applicable Director may elect to receive payment of his benefit in a lump sum or in three substantially equal payments.

Compensation Table

The following table sets forth information provided by the Portfolios’ (except ING Solution Aggressive Portfolio) investment adviser regarding compensation of Directors by each Portfolio and other funds managed by Directed Services LLC and its affiliate, ING Investments, LLC, for the fiscal year ended December, 31, 2012 and the estimated future compensation of Directors paid by ING Solution Aggressive Portfolio for the fiscal year ended December 31, 2013. Officers of the Company and Directors who are interested persons of the Company do not receive any compensation from the Company or any other funds managed by Directed Services LLC or its affiliates.

128

Compensation Table

	Aggregate Compensation From the Portfolios
Name of Person, Position	ING Solution Aggressive Portfolio	ING Solution Balanced Portfolio	ING Solution Conservative Portfolio	ING Solution Income Portfolio	ING Solution Moderately Aggressive Portfolio	ING Solution Moderately Conservative Portfolio
Colleen D. Baldwin Director	$39	$153	$51	$883	$83	$159
John V. Boyer(3) Director	$40	$157	$53	$904	$85	$163
Patricia W. Chadwick Director	$40	$157	$53	$904	$85	$163
Robert W. Crispin(4) Director	N/A	N/A	N/A	N/A	N/A	N/A
Peter S. Drotch Director	$36	$141	$47	$813	$76	$147
J. Michael Earley Director	$39	$153	$51	$883	$83	$159
Patrick W. Kenny(3) Director	$39	$154	$52	$890	$83	$160
Shaun P. Mathews(4) Director	N/A	N/A	N/A	N/A	N/A	N/A
Sheryl K. Pressler Director	$44	$174	$58	$1,003	$94	$181
Roger Vincent Director	$46	$181	$61	$1,045	$98	$188

129

	Aggregate Compensation From the Solution Portfolios									Pension or Retirement Benefits	Estimated	Total Compensation From Registrant and
Name of Person, Position	ING Solution 2015 Portfolio	ING Solution 2020 Portfolio	ING Solution 2025 Portfolio	ING Solution 2030 Portfolio	ING Solution 2035 Portfolio	ING Solution 2040 Portfolio	ING Solution 2045 Portfolio	ING Solution 2050 Portfolio	ING Solution 2055 Portfolio	Accrued As Part of Company Expenses	Annual Benefits Upon Retirement	Fund Complex Paid to Directors(1)(2)
Colleen D. Baldwin Director	$3,100	$0	$5,063	$0	$4,361	$0	$2,838	$0	$164	N/A	N/A	$314,000
John V. Boyer(3) Director	$3,174	$0	$5,184	$0	$4,465	$0	$2,906	$0	$168	N/A	N/A	$321,500
Patricia W. Chadwick Director	$3,174	$0	$5,184	$0	$4,465	$0	$2,906	$0	$168	N/A	N/A	$321,500
Robert W. Crispin(4) Director	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Peter S. Drotch Director	$2,853	$0	$4,659	$0	$4,013	$0	$2,612	$0	$151	N/A	N/A	$289,000
J. Michael Earley Director	$3,100	$0	$5,063	$0	$4,361	$0	$2,838	$0	$164	N/A	N/A	$314,000
Patrick W. Kenny(3) Director	$3,125	$0	$5,103	$0	$4,395	$0	$2,860	$0	$165	N/A	N/A	$316,500
Shaun P. Mathews(4) Director	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Sheryl K. Pressler Director	$3,520	$0	$5,749	$0	$4,952	$0	$3,222	$0	$186	N/A	N/A	$356,500
Roger Vincent Director	$3,669	$0	$5,991	$0	$5,160	$0	$3,358	$0	$194	N/A	N/A	$371,500

(1)         Represents compensation from 147 funds (total in complex as of December 31, 2012).

(2)         Director compensation includes compensation paid by Funds that are not discussed in the Prospectus or SAI.

(3)         During the fiscal year ended December 31, 2012 John Boyer and Patrick Kenny deferred $20,000 and $79,125, respectively, of their compensation from the Fund complex.

(4)         “Interested Person” as defined in the 1940 Act, of the Company because of the affiliation with ING Groep, N.V., the parent corporation of the investment adviser, and the distributor, ING Investments Distributor, LLC.  Officers and Directors who are interested persons do not receive any compensation from the Company.

130

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25 % of the voting securities of the Company.  A control person may be able to take actions regarding its Portfolio without the consent or approval of shareholders.

Because ING Solution Aggressive Portfolio had not commenced operations as of April 2, 2013, none of the Directors and officers of the Company owned any of the outstanding shares of the Portfolio.

As of April 2, 2013, Directors and officers of the Company as a group owned less than 1% of any class of a Portfolio’s (except ING Solution Aggressive Portfolio) outstanding shares.  As of April 2, 2013, to the knowledge of management, no person owned beneficially or of record, more than 5% of the outstanding shares of any class of a Portfolio (except ING Solution Aggressive Portfolio), except as set forth below. Unless otherwise indicated below, the Company has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

Portfolio	Address	Class of Ownership	Percentage of Class	Percentage of Portfolio
ING Solution 2015	ING National Trust One Orange Way Windsor, CT 06095	ADV	26.96%	23.57%
ING Solution 2015	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	ADV	73.04%	73.54%
ING Solution 2015	ING National Trust One Orange Way Windsor, CT 06095	I	56.54%	23.57%
ING Solution 2015	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	I	39.42%	73.54%
ING Solution 2015	ING USA Annuity & Life Insurance Company 1475 Dunwoody Dr. West Chester, PA 19380-1478	S	5.03%	2.10%
ING Solution 2015	ING National Trust One Orange Way Windsor, CT 06095	S	11.05%	23.57%
ING Solution 2015	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	S	83.40%	73.54%
ING Solution 2015	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	S2	98.69%	73.54%
ING Solution 2015	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	T	99.52%	73.54%
ING Solution 2020	Reliastar Life Insurance Company One Orange Way Windsor, CT 06095-0001	ADV	99.66%	99.66%
ING Solution 2020	Reliastar Life Insurance Company One Orange Way Windsor, CT 06095-0001	I	99.66%	99.66%

131

Portfolio	Address	Class of Ownership	Percentage of Class	Percentage of Portfolio
ING Solution 2020	Reliastar Life Insurance Company One Orange Way Windsor, CT 06095-0001	S	99.66%	99.66%
ING Solution 2020	Reliastar Life Insurance Company One Orange Way Windsor, CT 06095-0001	S2	99.66%	99.66%
ING Solution 2020	Reliastar Life Insurance Company One Orange Way Windsor, CT 06095-0001	T	99.66%	99.66%
ING Solution 2025	ING National Trust One Orange Way Windsor, CT 06095	ADV	23.49%	23.04%
ING Solution 2025	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	ADV	76.51%	75.01%
ING Solution 2025	ING National Trust One Orange Way Windsor, CT 06095	I	58.51%	23.04%
ING Solution 2025	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	I	38.66%	75.01%
ING Solution 2025	ING National Trust One Orange Way Windsor, CT 06095	S	10.96%	23.04%
ING Solution 2025	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	S	85.39%	75.01%
ING Solution 2025	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	S2	98.26%	75.01%
ING Solution 2025	ING National Trust One Orange Way Windsor, CT 06095	T	8.61%	23.04%
ING Solution 2025	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	T	91.39%	75.01%
ING Solution 2030	Reliastar Life Insurance Company One Orange Way Windsor, CT 06095-0001	ADV	99.66%	99.66%
ING Solution 2030	Reliastar Life Insurance Company One Orange Way Windsor, CT 06095-0001	I	99.66%	99.66%
ING Solution 2030	Reliastar Life Insurance Company One Orange Way Windsor, CT 06095-0001	S	99.66%	99.66%
ING Solution 2030	Reliastar Life Insurance Company One Orange Way Windsor, CT 06095-0001	S2	99.66%	99.66%
ING Solution 2030	Reliastar Life Insurance Company One Orange Way Windsor, CT 06095-0001	T	99.66%	99.66%
ING Solution 2035	ING National Trust One Orange Way Windsor, CT 06095	ADV	19.68%	21.33%

132

Portfolio	Address	Class of Ownership	Percentage of Class	Percentage of Portfolio
ING Solution 2035	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	ADV	80.32%	77.45%
ING Solution 2035	ING National Trust One Orange Way Windsor, CT 06095	I	59.02%	21.33%
ING Solution 2035	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	I	39.05%	77.45%
ING Solution 2035	ING National Trust One Orange Way Windsor, CT 06095	S	10.50%	21.33%
ING Solution 2035	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	S	87.35%	77.45%
ING Solution 2035	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	S2	98.92%	77.45%
ING Solution 2035	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	T	95.22%	77.45%
ING Solution 2040	Reliastar Life Insurance Company One Orange Way Windsor, CT 06095-0001	ADV	99.66%	99.66%
ING Solution 2040	Reliastar Life Insurance Company One Orange Way Windsor, CT 06095-0001	I	99.66%	99.66%
ING Solution 2040	Reliastar Life Insurance Company One Orange Way Windsor, CT 06095-0001	S	99.66%	99.66%
ING Solution 2040	Reliastar Life Insurance Company One Orange Way Windsor, CT 06095-0001	S2	99.66%	99.66%
ING Solution 2040	Reliastar Life Insurance Company One Orange Way Windsor, CT 06095-0001	T	99.66%	99.66%
ING Solution 2045	ING National Trust One Orange Way Windsor, CT 06095	ADV	13.53%	18.58%
ING Solution 2045	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	ADV	86.47%	80.70%
ING Solution 2045	ING National Trust One Orange Way Windsor, CT 06095	I	51.24%	18.58%
ING Solution 2045	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	I	46.22%	80.70%

133

Portfolio	Address	Class of Ownership	Percentage of Class	Percentage of Portfolio
ING Solution 2045	ING National Trust One Orange Way Windsor, CT 06095	S	11.43%	18.58%
ING Solution 2045	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	S	87.91%	80.70%
ING Solution 2045	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	S2	98.85%	80.70%
ING Solution 2045	ING National Trust One Orange Way Windsor, CT 06095	T	11.92%	18.58%
ING Solution 2045	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	T	88.08%	80.70%
ING Solution 2050	Reliastar Life Insurance Company One Orange Way Windsor, CT 06095-0001	ADV	99.66%	99.66%
ING Solution 2050	Reliastar Life Insurance Company One Orange Way Windsor, CT 06095-0001	I	99.66%	99.66%
ING Solution 2050	Reliastar Life Insurance Company One Orange Way Windsor, CT 06095-0001	S	99.66%	99.66%
ING Solution 2050	Reliastar Life Insurance Company One Orange Way Windsor, CT 06095-0001	S2	99.66%	99.66%
ING Solution 2050	Reliastar Life Insurance Company One Orange Way Windsor, CT 06095-0001	T	99.66%	99.66%
ING Solution 2055	ING National Trust One Orange Way Windsor, CT 06095	ADV	12.17%	13.37%
ING Solution 2055	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	ADV	87.83%	86.63%
ING Solution 2055	ING National Trust One Orange Way Windsor, CT 06095	I	39.10%	13.37%
ING Solution 2055	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	I	60.90%	86.63%
ING Solution 2055	ING National Trust One Orange Way Windsor, CT 06095	S	6.05%	13.37%
ING Solution 2055	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	S	93.95%	86.63%
ING Solution 2055	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	S2	99.42%	86.63%

134

Portfolio	Address	Class of Ownership	Percentage of Class	Percentage of Portfolio
ING Solution 2055	Reliastar Life Insurance Company One Orange Way Windsor, CT 06095-0001	T	18.20%	0.01%
ING Solution 2055	ING National Trust One Orange Way Windsor, CT 06095	T	21.62%	13.37%
ING Solution 2055	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	T	60.12%	86.63%
ING Solution Balanced	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	ADV	100.00%	97.86%
ING Solution Balanced	ING Life Insurance & Annuity CO One Orange Way Windsor, CT 06095	I	100.00%	97.86%
ING Solution Balanced	ING National Trust One Orange Way Windsor, CT 06095	S	5.08%	2.14%
ING Solution Balanced	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	S	94.92%	97.86%
ING Solution Balanced	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	S2	100.00%	97.86%
ING Solution Conservative	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	ADV	100.00%	94.36%
ING Solution Conservative	Reliastar Life Insurance Company One Orange Way Windsor, CT 06095-0001	I	99.66%	0.02%
ING Solution Conservative	ING National Trust One Orange Way Windsor, CT 06095	S	14.84%	5.62%
ING Solution Conservative	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	S	85.16%	94.36%
ING Solution Conservative	ING National Trust One Orange Way Windsor, CT 06095	S2	10.89%	5.62%
ING Solution Conservative	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	S2	89.11%	94.36%
ING Solution Income	ING National Trust One Orange Way Windsor, CT 06095	ADV	45.43%	30.77%
ING Solution Income	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	ADV	54.57%	64.87%
ING Solution Income	Reliastar Life Insurance Co FBO SVUL I ATTN Jill Barth Conveyor One Orange Way Windsor, CT 06095-0001	I	11.99%	1.51%

135

Portfolio	Address	Class of Ownership	Percentage of Class	Percentage of Portfolio
ING Solution Income	ING National Trust One Orange Way Windsor, CT 06095	I	40.36%	30.77%
ING Solution Income	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	I	47.66%	64.87%
ING Solution Income	ING USA Annuity & Life Insurance Company 1475 Dunwoody Dr. West Chester, PA 19380-1478	S	8.65%	2.83%
ING Solution Income	ING National Trust One Orange Way Windsor, CT 06095	S	6.69%	30.77%
ING Solution Income	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	S	84.15%	64.87%
ING Solution Income	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	S2	99.99%	64.87%
ING Solution Income	ING National Trust One Orange Way Windsor, CT 06095	T	7.64%	30.77%
ING Solution Income	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	T	92.36%	64.87%
ING Solution Moderately Aggressive	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	ADV	100.00%	97.09%
ING Solution Moderately Aggressive	Reliastar Life Insurance Company One Orange Way Windsor, CT 06095-0001	I	99.66%	0.01%
ING Solution Moderately Aggressive	ING National Trust One Orange Way Windsor, CT 06095	S	7.14%	2.89%
ING Solution Moderately Aggressive	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	S	92.86%	97.09%
ING Solution Moderately Aggressive	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	S2	96.13%	97.09%
ING Solution Moderately Conservative	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	ADV	100.00%	97.02%
ING Solution Moderately Conservative	ING Life Insurance & Annuity CO One Orange Way Windsor, CT 06095	I	100.00%	97.02%
ING Solution Moderately Conservative	ING National Trust One Orange Way Windsor, CT 06095	S	6.05%	2.98%

136

Portfolio	Address	Class of Ownership	Percentage of Class	Percentage of Portfolio
ING Solution Moderately Conservative	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	S	93.95%	97.02%
ING Solution Moderately Conservative	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	S2	100.00%	97.02%

CODE OF ETHICS

The Portfolios, the adviser, and the Distributor (as principal underwriter) have adopted a code of ethics (“Code of Ethics” or written supervisory procedures)in accordance with Rule 17j-1 under the 1940 Act governing personal trading by persons who manage, or who have access to trading activity by a Portfolio .  The Code of Ethics allow trades to be made in securites that may be held by a Portfolio, however, it prohibits a person from taking advantage of portfolio trades or from acting on inside information. Personal trading is permitted by such persons subject to certain restrictions; however, they are generally required to pre-clear all security transactions with the Company’s Compliance Department and to report all transactions on a regular basis.  The sub-advisers have adopted their own Codes of Ethics to govern the personal trading activities of their personnel.  Information about these Code of Ethics may be obtained by calling the SEC’s Public Reference Room at 1-202-942-8090.  Copies of the Code of Ethics may also be obtained on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.  Alternatively, this information may be obtained, upon payment of a duplicating fee, by writing the Public reference Section of the SEC, Washington D.C. 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov.

PROXY VOTING PROCEDURES

The Board has adopted proxy voting procedures and guidelines to govern the voting of proxies relating to the Portfolios’ portfolio securities.  The procedures provide that, under most circumstances, funds-of-funds, including the Portfolios, will “echo” vote their interests in Underlying Funds.  This means that, if a Portfolio must vote on a proposal with respect to an Underlying Fund, the Portfolio will vote its interest in that Underlying Fund in the same proportion that all other shareholders in the Underlying Fund voted their interests. The effect of echo voting may be that a small number of shareholders may determine the outcome of a vote.  The procedures delegate to the adviser the authority to vote proxies relating to portfolio securities, and provide a method for responding to potential conflicts of interest.  In delegating voting authority to the adviser, the Board has also approved the adviser’s proxy voting procedures, which require the adviser to vote proxies in accordance with the Company’s proxy voting procedures and guidelines. An independent proxy voting service has been retained to assist in the voting of Portfolio proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services.  In addition, the Compliance Committee oversees the implementation of the Company’s proxy voting procedures.  A copy of the proxy voting procedures and guidelines of the Company, including the proxy voting procedures of the adviser, is attached hereto as Appendix B. No later than August 31st of each year, information regarding how the Portfolios voted proxies relating to portfolio securities for the one-year period ending June 30th is available through ING’s website (www.INGInvestment.com) or by accessing the SEC’s EDGAR database (www.sec.gov).

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ADVISER

The adviser for the Portfolio is Directed Services LLC (“Adviser” or “DSL”) which is registered with the SEC as an investment adviser and serves as an investment adviser to registered investment companies (or series thereof), as well as structured vehicles. The Adviser, subject to the authority of the Board, has the overall responsibility for the management of a Portfolio’s portfolio subject to delegation of certain responsibilities to another investment adviser. The Adviser is an indirect, wholly-owned subsidiary of ING U.S., Inc. (“ING U.S.”). ING U.S. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries. As of the date of this SAI, ING U.S. is a wholly-owned subsidiary of ING Groep. ING Groep is a global financial institution of Dutch origin with operations in more than 40 countries.  The principal executive offices of ING U.S. are located at 5780 Powers Ferry Road N.S., Atlanta, GA 30327-4390 and the principal executive offices of ING Groep are located at Amstelveenseweg 500, 1081 KL, P.O. Box 810, 1000 AV Amsterdam, Netherlands. DSL’s principal address is 1475 Dunwoody Drive, West Chester, Pennsylvania 19380.

In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including ING U.S., before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep must divest at least 25% of ING U.S. by the end of 2013, more than 50% by the end of 2014, and the remaining interest by the end of 2016 (such divestment, the “Separation Plan”).

On November 9, 2012, ING U.S. filed a Registration Statement on Form S-1 (the “Form S-1”) with the U.S. Securities and Exchange Commission (“SEC”) to register an initial public offering of ING U.S. common stock (the “IPO”). Following an IPO, ING Groep would likely continue to own a majority of the common stock of ING U.S. Subsequent to an IPO, ING Groep would likely sell its controlling ownership interest in ING U.S. over time. While the base case for the Separation Plan is the IPO, all options remain open and it is possible that ING Groep’s divestment of ING U.S. may take place by means of a sale to a single buyer or group of buyers. Notwithstanding the filing of the Form S-1, there can be no assurance that the IPO will occur.

It is anticipated that one or more of the transactions contemplated by the Separation Plan would result in the automatic termination of the existing advisory and sub-advisory agreements under which the Adviser and sub-adviser(s) provide services to the Portfolios. In order to ensure that the existing investment advisory and sub-advisory services can continue uninterrupted, the Board approved new advisory and sub-advisory agreements for the Portfolios, as applicable, in connection with the IPO. In addition, shareholders of ING Solution Aggressive Portfolio, ING Solution 2020 Portfolio, ING Solution 2030 Portfolio, ING Solution 2040 Portfolio, and ING Solution 2050 Portfolio, approved the new investment advisory and sub-advisory agreements prompted by the IPO, as well as any future advisory and sub-advisory agreements prompted by the Separation Plan that are approved by the Board and whose terms are not be materially different from the current agreements.  This means that shareholders may not have another opportunity to vote on a new agreement with the Adviser or an affiliated sub-adviser even if they undergo a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of ING U.S.

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On March 18, 2013, shareholders of ING Solution Balanced Portfolio (formerly, ING Solution Growth Portfolio), ING Solution Conservative Portfolio, ING Solution Income Portfolio, ING Solution Moderately Aggressive Portfolio (formerly, ING Solution Aggressive Growth Portfolio), ING Solution Moderately Conservative Portfolio (formerly, ING Solution Moderate Portfolio), ING Solution 2015 Portfolio, ING Solution 2025 Portfolio, ING Solution 2035 Portfolio; ING Solution 2045 Portfolio, and ING Solution 2055 Portfolio were sent a proxy statement asking them to approve new investment advisory and sub-advisory agreements prompted by the IPO, as well as any future advisory and sub-advisory agreements prompted by the Separation Plan that are approved by the Board and whose terms are not be materially different from the current agreements. If this proposal is approved, shareholders may not have another opportunity to vote on a new agreement with the Adviser or an affiliated sub-adviser even if they undergo a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of ING U.S.

The Separation Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of ING U.S. and its subsidiaries, including the Adviser and affiliated entities that provide services to the Portfolios, and may cause, among other things, interruption of business operations or services, diversion of management’s attention from day-to-day operations, reduced access to capital, and loss of key employees or customers. The completion of the Separation Plan is expected to result in the Adviser’s loss of access to the resources of ING Groep, which could adversely affect its business. It is anticipated that ING U.S., as a stand-alone entity, may be a publicly held U.S. company subject to the reporting requirements of the Securities Exchange Act of 1934 as well as other U.S. government and state regulations, and subject to the risk of changing regulation.

During the time that ING Groep retains a majority interest in ING U.S., circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep by European and other authorities, may also affect ING U.S. A failure to complete the Separation Plan could create uncertainty about the nature of the relationship between ING U.S. and ING Groep, and could adversely affect ING U.S. and the Adviser and its affiliates. Currently, the Adviser and its affiliates do not anticipate that the Separation Plan will have a material adverse impact on their operations or the Portfolios and their operations.

Prior to December 31, 2006, ING Life Insurance and Annuity Company (“ILIAC”) served as the investment adviser to the ING Solution Income, ING Solution 2015, ING Solution 2025, ING Solution 2035 and ING Solution 2045 Portfolios.  On November 9, 2006, the Board of Directors approved the consolidation of the investment advisory functions of ILIAC into DSL resulting in the assumption by DSL of the Investment Advisory Agreement between the Company and ILIAC.

The Adviser serves pursuant to an investment management agreement (“Investment Advisory Agreement”) between the Adviser and the Company, on behalf of the Portfolios. The Adviser, subject to the authority of the Board, is responsible for providing all supervisory, management, and administrative services reasonably necessary for the operation of the Portfolios other than the investment advisory services performed by the sub-advisers. These services include, among other things to:  (i) supervise all aspects of the operations of the Company; (ii) select the securities to be purchased, sold, or exchanged by each Portfolio, and place trades on behalf of each Portfolio, or delegate such responsibility to one or more sub-advisers; (iii) obtain the services of, contract with, and provide instructions to custodians and/or sub-custodians of each Portfolio’s securities, transfer agents, dividend paying agents, pricing services and other service providers as are necessary to carry out the terms of the Investment Advisory Agreement; (iv) monitor the investment program maintained by each sub-adviser for a Portfolio and the sub-advisers’ compliance programs to ensure that the Portfolio’s assets are invested in compliance with the sub-advisory agreement and the Portfolio’s investment objectives and policies as adopted by the Board and described in the most current effective amendment to the registration statement for the Portfolio, as filed with the SEC under the 1933 Act and the 1940 Act; (v) allocate Portfolio assets among the sub-advisers;

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(vi) review all data and financial reports prepared by each sub-adviser to assure that they are in compliance with applicable requirements and meet the provisions of applicable laws and regulations; (vii) establish and maintain regular communications with each sub-adviser to share information it obtains with each sub-adviser concerning the effect of developments and data on the investment program maintained by the sub-adviser; (viii) oversee all matters relating to the offer and sale of the Portfolios’ shares, the Company’s corporate governance, reports to the Board, contracts with all third parties on behalf of the Portfolios for services to the Portfolios, reports to regulatory authorities and compliance with all applicable rules and regulations affecting the Portfolios’’ operations; and (ix) take other actions that appear to the Adviser and the Board to be necessary.

The Investment Advisory Agreement provides that the Adviser shall pay:  (i) the salaries, employment benefits, and other related costs of those of its personnel engaged in providing investment advice to the Portfolios, including, without limitation, office space, office equipment, telephone, and postage costs; and (ii) any fees and expenses of all Directors, officers and employees, if any, of the Company who are employees of the Adviser or an affiliated entity and any salaries and employment benefits payable to those persons.  The Adviser shall make their officers and employees available to the Board and officers of the Company for consultation and discussions regarding the supervision and administration of the Portfolios.

After an initial term of two (2) years, the Investment Advisory Agreement continues in effect from year-to-year with respect to each Portfolio so long as such continuance is specifically approved annually by:  (i) the Board of Directors; or (ii) the vote of a “majority” (as defined in the 1940 Act) of a Portfolio’s outstanding voting shares voting as a single class and provided that such continuance is also approved by at least a majority of the Board who are not “interested persons” (as defined in the 1940 Act), of the Company or of the Adviser by a vote cast in person at a meeting called for that purpose of voting on such approval.

The Investment Advisory Agreement may be terminated as to a particular Portfolio at any time without penalty at any time on sixty days written notice by:  (i) the Directors; (ii) a majority vote of the outstanding voting securities (as defined in Section 2(a)(4) of the 1940 Act) of that Portfolio; or (iv) DSL, on sixty (60) days’ prior written notice to the other party. The Investment Advisory Agreement terminates automatically in the event of its “assignment” (as defined in Section 2(a)(4) of the 1940 Act).

Approval of Advisory Agreement

For information regarding the basis for the Board’s approval of the investment advisory relationships, please refer to the Portfolios’ annual shareholder report dated December 31, 2012, with the exception of ING Solution Aggressive Portfolio.  For information regarding the basis for the Board’s approval of the investment advisory relationships for ING Solution Aggressive Portfolio, please refer to the Portfolio’s semi-annual shareholder report to be dated June 30, 2013.

Advisory Fees

As compensation for its services under the Investment Advisory Agreement, each Portfolio pays its Adviser, expressed as an annual rate, a monthly fee in arrears equal to the following as a percentage of each Portfolio’s average daily net assets during the month:

Portfolio	Annual Advisory Fee
ING Solution Aggressive	If the Portfolio invests in Affiliated Underlying Funds (1): 0.10%; and If the Portfolio invests in Direct Investments(2): 0.30%
ING Solution Balanced	0.10% of the Portfolio’s average daily net assets

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Portfolio	Annual Advisory Fee
ING Solution Conservative	0.10% of the Portfolio’s average daily net assets
ING Solution Income	0.10% of the Portfolio’s average daily net assets
ING Solution Moderately Aggressive	0.10% of the Portfolio’s average daily net assets
ING Solution Moderately Conservative	0.10% of the Portfolio’s average daily net assets
ING Solution 2015	0.10% of the Portfolio’s average daily net assets
ING Solution 2020(3)	If the Portfolio invests in Affiliated Underlying Funds (1): 0.10%; and If the Portfolio invests in Direct Investments(2): 0.30%
ING Solution 2025	0.10% of the Portfolio’s average daily net assets
ING Solution 2030(3)	If the Portfolio invests in Affiliated Underlying Funds (1): 0.10%; and If the Portfolio invests in Direct Investments(2): 0.30%
ING Solution 2035	0.10% of the Portfolio’s average daily net assets
ING Solution 2040(3)	If the Portfolio invests in Affiliated Underlying Funds (1): 0.10%; and If the Portfolio invests in Direct Investments(2): 0.30%
ING Solution 2045	0.10% of the Portfolio’s average daily net assets
ING Solution 2050(3)	If the Portfolio invests in Affiliated Underlying Funds (1): 0.10%; and If the Portfolio invests in Direct Investments(2): 0.30%
ING Solution 2055	0.10% of the Portfolio’s average daily net assets

(1)           “Affiliated Underlying Funds” shall mean open-end investment companies registered under the 1940 Act which are ‘affiliated’ with the Portfolios as such term is defined in Section 2(a)(3) of the 1940 Act.

(2)           “Direct Investments” shall mean assets which are not shares of open-end investment companies registered under the 1940 Act.

(3)           For the fiscal year ended December 31, 2012, the Portfolio paid its Adviser an advisory fee, expressed as an annual rate, a monthly fee in arrears equal to 0.10% of the Portfolio’s average daily net assets during the month. Effective April 30, 2013, each Portfolio’s Management Fee was changed to a “bifurcated fee” structure as follows: an annual rate of 0.10% of a Portfolio’s averaged daily net assets invested in Underlying Funds within the ING Fund complex; and 0.30% of a Portfolio’s average daily net assets in direct investments, which include, but are not limited to, exchange-traded funds, securities issued by non-investment company issuers, such as operating companies, and derivative instruments.

Consultant

Out of its advisory fee, the Adviser pays ING Investment Management Co. LLC (the “Consultant”) a consulting fee with respect to ING Solution Balanced Portfolio, ING Solution Conservative Portfolio, ING Solution Income Portfolio, ING Solution Moderately Aggressive Portfolio, ING Moderately Conservative Portfolio, ING Solution 2015 Portfolio, ING Solution 2025 Portfolio, ING Solution 2035 Portfolio, ING Solution 2045 Portfolio, and ING Solution 2055 Portfolio.  The consulting fee is equal to the following percentages based on aggregated assets of these Portfolios’ average daily net assets:

0.030% on the first $500 million;

0.025% of the next $500 million;

0.020% of the next $1 billion; and

0.010% on assets in excess of $2 billion.

Expense Limitation Agreement

The Adviser has entered into an expense limitation agreement with the Portfolios (“Expense Limitation Agreement”), pursuant to which the Adviser has agreed to waive or limit its fees.  In connection with the agreement and certain U.S. tax requirements, the Adviser will assume other expenses so that the total annual ordinary operating expenses of the Portfolios which excludes interest, taxes, brokerage commissions, (acquired fund fees and expenses are also excluded for ING Solution Aggressive Portfolio, ING Solution 2020 Portfolio, ING Solution 2030 Portfolio, ING Solution 2040 Portfolio, and ING Solution 2050 Portfolio), other investment-related costs, extraordinary expenses such as litigation, other

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expenses not incurred in the ordinary course of each Portfolio’s business, and expenses of any counsel or other persons or services retained by the  Directors who are not “interested persons” (as defined in the 1940 Act) of the Adviser  do not exceed the following expense limitations:

Portfolio	Class ADV	Class I	Class S	Class S2	Class T
ING Solution Aggressive	1.39%	0.89%	1.14%	1.29%	N/A
ING Solution Balanced(1)	0.62%	0.12%	0.37%	0.52%	N/A
ING Solution Conservative(1)	0.62%	0.12%	0.37%	0.52%	N/A
ING Solution Income(1)	0.62%	0.12%	0.37%	0.52%	0.82%
ING Solution Moderately Aggressive (1)	0.62%	0.12%	0.37%	0.52%	N/A
ING Solution Moderately Conservative(1)	0.62%	0.12%	0.37%	0.52%	N/A
ING Solution 2015(1)	0.62%	0.12%	0.37%	0.52%	0.82%
ING Solution 2020	1.26%	0.76%	1.01%	1.16%	1.46%
ING Solution 2025(1)	0.62%	0.12%	0.37%	0.52%	0.82%
ING Solution 2030	1.33%	0.83%	1.08%	1.23%	1.53%
ING Solution 2035(1)	0.62%	0.12%	0.37%	0.52%	0.82%
ING Solution 2040	1.38%	0.88%	1.13%	1.28%	1.58%
ING Solution 2045(1)	0.62%	0.12%	0.37%	0.52%	0.82%
ING Solution 2050	1.39%	0.89%	1.14%	1.29%	1.59%
ING Solution 2055(1)	0.62%	0.12%	0.37%	0.52%	0.82%

(1) The Portfolio’s Expense Limitation Agreement does not exclude acquired fund fees and expenses.

Each Portfolio may, at a later date, reimburse the Adviser for management fees waived and other expenses assumed by the Adviser during the previous thirty-six (36) months, but only if, after such reimbursement, the Portfolio’s expense ratios do not exceed the percentage described above.  The Adviser will only be reimbursed for fees waived or expenses assumed after the effective date of the Expense Limitation Agreement.

The Expense Limitation Agreement provides that the expense limitations shall continue until at least May 1, 2014 for ING Solution Balanced Portfolio, ING Solution Conservative Portfolio, ING Solution Income Portfolio, ING Solution Moderately Aggressive Portfolio, ING Moderately Conservative Portfolio, ING Solution 2015 Portfolio, ING Solution 2025 Portfolio, ING Solution 2035 Portfolio, ING Solution 2045 Portfolio, and ING Solution 2055 Portfolio.  The expense limitations shall continue until at least May 1, 2018 for ING Solution Aggressive Portfolio, ING Solution 2020 Portfolio, ING Solution 2030 Portfolio, ING Solution 2040 Portfolio, and ING Solution 2050 Portfolio.  The expense limitations are contractual and, after the initial term, shall renew automatically for one-year terms unless the Adviser provides written notice of termination of the Expense Limitation Agreement to the Independent Chairperson of the Board within ninety (90) days of the end of the then-current term for that Portfolio or upon termination of the Investment Advisory Agreement.  The Expense Limitation Agreement may also be terminated by the Company, without payment of any penalty, upon ninety (90) days’ prior written notice to the Adviser at its principal place of business.

Total Advisory Fees Paid

Because ING Solution Aggressive Portfolio had not commenced operations as of the date of this SAI, no advisory fees were paid by ING Solution Aggressive Portfolio as of the fiscal year ended December 31, 2012.

The following chart sets forth the total amounts the Portfolios paid to the Adviser for the fiscal years ended December 31, 2012, 2011, and 2010.

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Portfolio	2012	2011		2010
ING Solution Balanced Portfolio	$38,158	$18,601		$2,481
ING Solution Conservative Portfolio	$12,789	$7,115		$577	(1)
ING Solution Income Portfolio	$218,019	$228,096		$225,953
ING Solution Moderately Aggressive Portfolio	$20,553	$10,249		$1,189	(1)
ING Solution Moderately Conservative Portfolio	$39,698	$17,845		$3,260
ING Solution 2015 Portfolio	$766,512	$792,814		$755,742
ING Solution 2020 Portfolio	$18	$4	(2)	N/A
ING Solution 2025 Portfolio	$1,254,989	$1,252,050		$1,128,610
ING Solution 2030 Portfolio	$18	$4	(2)	N/A
ING Solution 2035 Portfolio	$1,082,073	$1,062,937		$944,662
ING Solution 2040 Portfolio	$18	$4	(2)	N/A
ING Solution 2045 Portfolio	$705,454	$683,788		$595,319
ING Solution 2050 Portfolio	$18	$4	(2)	N/A
ING Solution 2055 Portfolio	$41,029	$19,594		$3,481	(3)

(1)    The Portfolio commenced operations April 30, 2010.  The Advisory fees paid reflect the eight-month period from April 30, 2010 through December 31, 2010.

(2)    The Portfolio commenced operations on October 3, 2011.  The Advisory fees paid reflect the three-month period from October 3, 2011 through December 31, 2011.

(3)    The Portfolio commenced operations March 8, 2010.  The Advisory fees paid reflect the ten-month period from March 8, 2010 through December 31, 2010.

INVESTMENT COMMITTEE

ING SOLUTION BALANCED PORTFOLIO, ING SOLUTION CONSERVATIVE PORTFOLIO, ING SOLUTION INCOME PORTFOLIO, ING SOLUTION MODERATELY AGGRESSIVE PORTFOLIO, ING MODERATELY CONSERVATIVE PORTFOLIO, ING SOLUTION 2015 PORTFOLIO, ING SOLUTION 2025 PORTFOLIO, ING SOLUTION 2035 PORTFOLIO, ING SOLUTION 2045 PORTFOLIO, AND ING SOLUTION 2055 PORTFOLIO ONLY

An Investment Committee of the Adviser reviews the allocation of each Portfolio’s assets. The Investment Committee is responsible for the day-to-day management of the Portfolios. No member of the Investment Committee is solely responsible for making recommendations for Portfolio purchases or sales or asset allocation recommendations.

The Investment Committee consists of the following persons:  Heather Hackett, Halvard Kvalle, and Paul Zemsky.

Heather Hackett, CFA, Vice President, Committee Member, and Portfolio Manager, has been with ING IM since 2005 and is primarily responsible for outcome oriented asset allocation products and customized portfolios for clients.  She joined ING IM in 2005 as a portfolio specialist supporting the international equity and asset allocation teams.  Prior to joining ING IM, Ms. Hackett was an analyst in the Consulting Group of Smith Barney.

Halvard Kvaale, CIMA, Committee Member and Portfolio Manager, as well as Head of ING IM’s Manager Research and Selection within the Multi-Asset Strategies and Solutions Group, has been with ING since August 2012.  Prior to joining ING, Mr. Kvaale was with Morgan Stanley Smith Barney Consulting Group from 2006 to 2012, most recently as managing director and head of their portfolio advisory services group.  Prior to that, he served as the head of global manager research and fee-based advisory solutions at Deutsche Bank, and at Prudential Investments he managed the third party

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Consulting Program as we as running the Investment Management Analysis Unit and the Senior Consulting Group.

Paul Zemsky, CFA, Committee Member, Portfolio Manager, and Chief Investment Officer of ING IM’s multi-asset strategies.  He joined ING IM in 2005 as head of derivative strategies.

Other Accounts Managed

The following table shows the number of accounts and total assets in the accounts overseen by each member of the investment committee as of December 31, 2012:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts*	Total Assets	Number of Accounts*	Total Assets
Heather Hackett, CFA	43	$16,901,054,888	34	$411,730,192	0	$0
Halvard Kvaale, CIMA	37	$15,720,209,712	34	$411,730,192	0	$0
Paul Zemsky, CFA	49	$17,584,230,995	36	$1,443,628,153	0	$0

* None of these accounts have an advisory fee based on performance.

Potential Conflict of Interest

Potential conflicts of interest may arise in the Investment Committee Members’ management of the Portfolios.  The Investment Committee may be subject to competing interests that have the potential to influence its decision making with regard to the allocation of Portfolio assets.  For example, one Underlying Fund may pay advisory fees that are higher than others, and some Underlying Funds have a sub-adviser that is affiliated with DSL, while others do not.  Therefore, the Investment Committee may have an incentive to allocate Portfolio assets in a manner that benefits DSL’s or an affiliate’s interests, or the interests of an Underlying Fund in addition to or in lieu of the Portfolio’s interests.  In addition, the Investment Committee may believe that certain Underlying Funds may benefit from additional assets or could be harmed by redemptions.

The Investment Committee may also be subject to other conflicts of interest. The Investment Committee’s insurance company affiliates that issue the Variable Contracts bear investment risk for guarantees and benefits under those Variable Contracts and related riders. An insurer may suggest specifications for the risk/return characteristics of investment options offered under its Variable Contracts including a Portfolio, or may believe that the Portfolio’s selection and allocation to particular Underlying Funds could lessen the insurance company’s potential investment risk or make it easier for the insurance company to hedge its investment risk. While the investment process is intended to produce allocation decisions that are in the best interests of a Portfolio and its shareholders, investors bear the risk that decisions may be influenced by this and other potential conflicts of interest.

Compensation Structure of Investment Committee Member

An Investment Committee Member’s compensation consists of: (i) fixed base salary; (ii) variable compensation which is based primarily on investment performance of the portfolios they oversee but also includes firm performance; and (iii) long-term equity awards tied to the performance of the parent company, ING Groep.

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The firm’s compensation philosophy is to pay for performance and to leverage highly the variable side of the compensation equation.  Variable incentive compensation is based on benchmark and peer group relative performance.  ING IM has defined indices for the Investment Committee Members (here the  S&P Target Risk Aggressive Index, the S&P Target Risk Conservative Index, the S&P Target Risk Growth Index, the S&P Target Date Retirement Income Index, the S&P Target Risk Moderate Index, the S&P Target Date 2015 Index, the S&P Target Date 2025 Index, the S&P Target Date 2035 Index, and the S&P Target Date 2045 Index), where applicable, peer groups including but not limited to Russell, Morningstar, PSN and Lipper, and set performance goals to appropriately reflect requirements for the Committee. The measures are outlined on a “scorecard” that is reviewed on an annual basis. These scorecards measure investment performance versus peer groups over one, three and five-year periods for all accounts managed. The results for overall ING IM scorecards are calculated on an asset weighted performance basis of the individual team scorecards. ING IM’s approach to compensation emphasizes consistent performance over a long term basis. Our bonus structure is aligned to that objective.

Based on job function, internal comparators and external market data, Investment Committee Members participate in the ING Long-Term Incentive Plan. Plan awards are based on the current year’s performance as defined by the firm’s component of the annual incentive plan. The awards vest ratably over three years and are paid in a combination of ING restricted stock and restricted performance units.

The Investment Committee Members earning $150,000 or more in base salary compensation may participate in ING IM’s deferred compensation plan. The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, ING stock or at annual fixed interest rates. Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.

The Investment Committee Members participate in ING’s Pension and Retirement Plans, which are available generally to all salaried employees.

Investment Committee Member Ownership of Securities

The following table shows the dollar range of shares of a Portfolio owned by each investment committee member as of December 31, 2011 including investments by his/her immediate family members and amounts invested through retirement and deferred compensation plans.

Dollar Range of
Investment Committee Member	Portfolio Shares Owned

Heather Hackett	None
Halvard Kvaale	None
Paul Zemsky	None

SUB-ADVISER

ING SOLUTION AGGRESSIVE PORTFOLIO, ING SOLUTION 2020 PORTFOLIO, ING SOLUTION 2030 PORTFOLIO, ING SOLUTION 2040 PORTFOLIO, AND ING SOLUTION 2050 PORTFOLIO ONLY.

The Investment Advisory Agreement provides that the Adviser, with the approval of the Board, may select and employ investment advisers to serve as sub-advisers for the Portfolios, and shall monitor the sub-advisers’ investment programs and results, and coordinate the investment activities of the sub-advisers to ensure compliance with regulatory restrictions.  The Adviser has engaged the services of ING

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IM to provide sub-advisory services to the Portfolios. The Adviser and the sub-adviser have entered into a sub-advisory agreement which was approved by the Trustees and by the shareholders of the Portfolios.

The Adviser pays all of its expenses arising from the performance of its obligations under the Investment Advisory Agreement, including all fees payable to the Sub-Adviser, and executive salaries and expenses of the Directors and Officers of the Trust who are employees of the Adviser or its affiliates. The Sub-Adviser pays all of its expenses arising from the performance of its obligations under the Sub-Advisory Agreement.

After an initial term of two (2) years, the Sub-Advisory Agreement continues in effect from year-to-year so long as such continuance is specifically approved at least annually by:  (i) the Board; or (ii) the vote of a “majority” (as defined in the 1940 Act) of the Portfolios’ outstanding shares voting as a single class; provided, that in either event the continuance is also approved by at least a majority of the Independent Trustees by a vote case in person at a meeting called for the purpose of voting on such approval.

The Sub-Advisory Agreement is terminable as to a particular Portfolio without penalty with not less than sixty (60) days’ written notice by the Board or by a vote of the holders of a majority of the Portfolios’ outstanding voting securities, at any time by:  (i) the Trustees; (ii) the Adviser; or (iii) the shareholders of the Portfolios upon 60 days’ prior written notice.  The Sub-Advisory Agreement will terminate automatically in the event of its “assignment” (as defined in the 1940 Act).

Approval of Sub-Advisory Agreement

For information regarding the basis for the Board’s approval of the sub-advisory relationships, please refer to the Portfolios’ semi-annual shareholder report to be dated June 30, 2013.

Manager-of-Managers Structure

On May 24, 2002, the SEC issued an Exemptive Order permitting the Adviser to enter into new investment sub-advisory agreements with non-affiliated sub-advisers or to materially amend an existing sub-advisory agreement, subject to the approval by the Board (including a majority of Independent Trustees), but without shareholder approval.  This authority is subject to certain conditions, including:  (i) the requirement that the Trustees (including a majority of Independent Trustees) must approve any new or amended sub-advisory agreements with a sub-adviser on behalf of a fund; (ii) the condition that an information statement describing any change in sub-adviser will be provided to shareholders within 90 days of the change; and (iii) a fund’s shareholders have approved the arrangement.

The Adviser remains responsible for providing general management services to the Portfolios, including overall supervisory responsibility for the general management and investment of the Portfolios’ assets, and, subject to the review and approval of the Board, will among other things:  (i) set the Portfolios’ overall investment strategies; (ii) evaluate, select, and recommend sub-advisers to manage all or part of the Portfolios’ assets; (iii) when appropriate, allocate and reallocate the Portfolios’ assets among multiple sub-advisers; (iv) monitor and evaluate the investment performance of sub-advisers; and (v) implement procedures reasonably designed to ensure that the sub-advisers comply with the Portfolios’ investment objective, policies, and restrictions.

Pursuant to the Sub-Advisory Agreement between the Adviser and the Sub-Adviser, ING IM serves as the Sub-Adviser to the Portfolios.  In this capacity, the Sub-Adviser, subject to the supervision and control of the Adviser and the Board, manages the Portfolios’ portfolio investments consistently with its investment objective, and execute any of the Portfolios’ investment policies that it deems appropriate to utilize from time to time.  Fees payable under the Sub-Advisory Agreement are based on an annual fee as

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disclosed below and are paid monthly in arrears by the Adviser. ING IM, a Connecticut Corporation, is located at 230 Park Avenue, New York, NY  10169.  ING IM is a wholly-owned subsidiary of ING Groep and an affiliate of ING Investments.

Sub-Advisory Fees

The following table sets forth, expressed as an annual rate, the monthly fee paid by the Adviser to the Sub-Adviser as a percentage of the Portfolios’ average daily net assets during the month:

Portfolio	Annual Sub-Advisory Fee
ING Solution Aggressive	If the Portfolio invests in Affiliated Underlying Funds (1): 0.045%; and If the Portfolio invests in Direct Investments(2): 0.135%
ING Solution 2020	If the Portfolio invests in Affiliated Underlying Funds (1): 0.045%; and If the Portfolio invests in Direct Investments(2): 0.135%
ING Solution 2030	If the Portfolio invests in Affiliated Underlying Funds (1): 0.045%; and If the Portfolio invests in Direct Investments(2): 0.135%
ING Solution 2040	If the Portfolio invests in Affiliated Underlying Funds (1): 0.045%; and If the Portfolio invests in Direct Investments(2): 0.135%
ING Solution 2050	If the Portfolio invests in Affiliated Underlying Funds (1): 0.045%; and If the Portfolio invests in Direct Investments(2): 0.135%

(1)   “Affiliated Underlying Funds” shall mean open-end investment companies registered under the 1940 Act which are ‘affiliated’ with the Portfolios as such term is defined in Section 2(a)(3) of the 1940 Act.

(2)   “Direct Investments” shall mean assets which are not shares of open-end investment companies registered under the 1940 Act.

Total Sub-Advisory Fees Paid

Because ING Solution Aggressive Portfolio had not commenced operations as of the date of this SAI, no advisory fees were paid by ING Solution Aggressive Portfolio as of the fiscal year ended December 31, 2012.  Because the Portfolios were managed by an Investment Committee prior to May 1, 2013, no sub-advisory fees were paid by the Portfolios to the Sub-Adviser for the fiscal year ended December 31, 2012.

Portfolio Managers

Other Accounts Managed

The following table sets forth the number of accounts and total assets in the accounts managed by each portfolio manager as of December 31, 2012:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts*	Total Assets	Number of Accounts*	Total Assets
Heather Hackett, CFA	43	$16,901,054,888	34	$411,730,192	0	$0
Halvard Kvaale, CIMA	37	$15,720,209,712	34	$411,730,192	0	$0
Paul Zemsky, CFA	49	$17,584,230,995	36	$1,443,628,153	0	$0

* None of these accounts have an advisory fee based on performance.

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Potential Material Conflicts of Interest

A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to the Portfolios.  These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs, and hedge funds.  Potential conflicts may arise out of the implementation of differing investment strategies for the portfolio manager’s various accounts, the allocation of investment opportunities among those accounts, or differences in the advisory fees paid by the portfolio manager’s accounts.

A potential conflict of interest may arise as a result of the portfolio manager’s responsibility for multiple accounts with similar investment guidelines.  Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity.  Similar conflicts may arise when multiple accounts seek to dispose of the same investment.

A portfolio manager may also manage accounts whose objectives and policies differ from those of the Portfolios.  These differences may be such that, under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager.  For example, if an account were to sell a significant position in a security which could cause the market price of that security to decrease while the Portfolios maintained their position in that security.

A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees — the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities.  This conflict may be heightened where an account is subject to a performance-based fee.

As part of its compliance program, the Sub-Adviser has adopted policies and procedures reasonably designed to address the potential conflicts of interest described above.

Finally, a potential conflict of interest may arise because the investment mandates for certain other accounts, such as hedge funds, may allow extensive use of short sales which, in theory, could allow them to enter into short positions in securities where other accounts hold long positions. The Sub-Adviser has policies and procedures reasonably designed to limit and monitor short sales by the other accounts to avoid harm to the Portfolios.

Compensation

The portfolio managers (“Portfolio Managers”) compensation consists of:    (i) a fixed base salary; (ii) a bonus, which is based on ING IM performance, one, three and  five year pre-tax performance of the accounts the portfolio managers are primarily and jointly responsible for relative to account benchmarks,  peer universe performance, and revenue growth and net cash flow growth (changes in the accounts’ net assets not attributable to changes in the value of the accounts’ investments) of the accounts they are responsible for; and (iii) long-term equity awards tied to the performance of our parent company, ING Groep and/or a notional investment in a pre-defined set of ING IM sub-advised Portfolios.

Portfolio managers are also eligible to receive an annual cash incentive award delivered in some combination of cash and a deferred award in the form of ING stock.  The overall design of the annual incentive plan was developed to tie pay to both performance and cash flows, structured in such a way as to drive performance and promote retention of top talent.  As with base salary compensation, individual

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target awards are determined and set based on external market data and internal comparators.  Investment performance is measured on both relative and absolute performance in all areas.

ING IM has defined indices (here the S&P Target Risk Aggressive Index, the S&P Target Date 2020 Index, the S&P Target Date 2030 Index, the S&P Target Date 2040 Index, and the S&P Target Date 2045 Index) and set performance goals for the Portfolio Managers of the Portfolios. The measures for the team are outlined on a “scorecard” that is reviewed on an annual basis. These scorecards measure investment performance versus benchmark and peer groups over one-, three-, and five-year periods; and year-to-date net cash flow (changes in the accounts’ net assets not attributable to changes in the value of the accounts’ investments) and revenue growth for all accounts managed by the team. The results for overall ING IM scorecards are typically calculated on an asset weighted performance basis of the individual team scorecards.

Investment professionals’ performance measures for bonus determinations are weighted by 25% being attributable to the overall ING IM performance and 75% attributable to their specific team results (65% investment performance, 5% net cash flow, and 5% revenue growth).

ING IM’s long-term incentive plan is designed to provide ownership-like incentives to reward continued employment and to link long-term compensation to the financial performance of the business. Based on job function, internal comparators and external market data, employees may be granted long-term awards. All senior investment professionals participate in the long-term compensation plan. Participants receive annual awards determined by the management committee based largely on investment performance and contribution to firm performance. Plan awards are based on the current year’s performance as defined by the ING IM component of the annual incentive plan. Awards typically include a combination of performance shares, which vest ratably over a three-year period, and ING restricted stock and/or a notional investment in a predefined set of ING IM sub-advised Funds, each subject to a three-year cliff-vesting schedule.

If a portfolio manager’s base salary compensation exceeds a particular threshold, he or she may participate in ING’s deferred compensation plan.  The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, ING stock or at an annual fixed interest rate.  Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.

Ownership of Securities

The following table shows the dollar range of shares of a Portfolio owned by each portfolio manager as of December 31, 2012, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans:

Portfolio Manager	Dollar Range of Fund Shares Owned
Heather Hackett, CFA	None
Halvard Kvaale, CIMA	None
Paul Zemsky, CFA	None

PRINCIPAL UNDERWRITER

Shares of the Portfolios are offered on a continuous basis. The Company has entered into a distribution agreement with ING Investments Distributor, LLC (“Distributor”) (“Distribution Agreement”) pursuant to which the Distributor serves as principal underwriter of the Portfolios. The Distributor’s principal offices are located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258. The Distributor is a Delaware limited liability company and is an indirect, wholly-owned subsidiary of ING Groep and an affiliate of the Adviser.

On December 29, 2006, an internal reorganization was undertaken in which the distribution functions for certain ING Funds were transferred from Directed Services Inc., the predecessor to DSL, to ING Investments Distributor, LLC (formerly, ING Funds Distributor, LLC), the predecessor to the Distributor. As a result of this transfer, ING Investments Distributor, LLC assumed all contractual obligations and became the sole distributor for the Portfolios.

The Distributor is not obligated to sell a specific amount of the Portfolio’s shares.  The Distributor bears all expenses of providing distribution services including the costs of sales presentations, mailings, advertising, and any other marketing efforts by the Distributor in connection with the distribution or sale of the shares.

The Distributor shall be responsible for any costs of printing and distributing prospectuses and SAIs for prospective shareholders and such other sales literature, reports, forms and advertisements as it elects to prepare. The Company shall be responsible for the costs of registering the shares with the SEC and for the costs of preparing prospectuses and SAIs and such other documents as are required to maintain the registration of the shares with the SEC as well as their distribution to existing shareholders.  The Distributor does not receive compensation for providing services under the Distribution Agreement.

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The Distribution Agreement may be continued from year to year if approved annually by the Directors or by a vote of holders of a majority of each Portfolio’s shares, and by a vote of a majority of the Directors who are not “interested persons” of the Distributor, or the Company, appearing in person at a meeting called for the purpose of approving such Distribution Agreement.

The Distribution Agreement terminates automatically upon assignment, and may be terminated at any time on sixty (60) days’ written notice by the Directors or the Distributor or by vote of holders of a majority of a Portfolio’s shares without the payment of any penalty.

RULE 12B-1 PLANS AND SHAREHOLDER SERVICE PLANS

The Company has distribution plans pursuant to Rule 12b-1 under the 1940 Act (“Rule 12b-1 Plans”) applicable to Class ADV, Class S2, and Class T shares offered by the Portfolios.

The Company has shareholder service plans (“Shareholder Service Plans”) applicable to Class ADV, Class S, Class S2, and Class T shares of the Portfolios.

The Portfolios intend to operate the Rule 12b-1 Plans and Shareholder Service Plans in accordance with their terms and the Financial Industry Regulatory Authority (“FINRA”) rules concerning sales charges. Under the Rule 12b-1 Plans and Shareholder Service Plans, the Distributor may be entitled to payment each month in amounts in connection with the offering, sale, and shareholder services of the Class ADV, Class S, Class S2, and Class T shares as a percentage of each Portfolio’s average daily net assets set forth in the following table. The Portfolios do not have a 12b-1 Plan or a Shareholder Service Plan with respect to Class I shares of the Portfolios.

Portfolio	Class ADV	Class S	Class S2	Class T
ING Solution Aggressive Portfolio	0.50%	0.25%	0.50%	N/A
ING Solution Balanced Portfolio	0.50%	0.25%	0.50%	N/A
ING Solution Conservative Portfolio	0.50%	0.25%	0.50%	N/A
ING Solution Income Portfolio	0.50%	0.25%	0.50%	0.75%
ING Solution Moderately Aggressive Portfolio	0.50%	0.25%	0.50%	N/A
ING Solution Moderately Conservative Portfolio	0.50%	0.25%	0.50%	N/A
ING Solution 2015 Portfolio	0.50%	0.25%	0.50%	0.75%
ING Solution 2020 Portfolio	0.50%	0.25%	0.50%	0.75%
ING Solution 2025 Portfolio	0.50%	0.25%	0.50%	0.75%
ING Solution 2030 Portfolio	0.50%	0.25%	0.50%	0.75%
ING Solution 2035 Portfolio	0.50%	0.25%	0.50%	0.75%
ING Solution 2040 Portfolio	0.50%	0.25%	0.50%	0.75%
ING Solution 2045 Portfolio	0.50%	0.25%	0.50%	0.75%
ING Solution 2050 Portfolio	0.50%	0.25%	0.50%	0.75%
ING Solution 2055 Portfolio	0.50%	0.25%	0.50%	0.75%

The Directors have classified shares of each of the Portfolios (except ING Solution Aggressive Portfolio, ING Solution Balanced Portfolio, ING Solution Conservative Portfolio, ING Solution Moderately Aggressive Portfolio, and ING Solution Moderately Conservative Portfolio) into five classes: Class ADV shares, Class I shares, Class S shares, Class S2 shares and Class T shares. The Directors have classified ING Solution Aggressive Portfolio, ING Solution Balanced Portfolio, ING Solution Conservative Portfolio, ING Solution Moderately Aggressive Portfolio, and ING Solution Moderately Conservative Portfolio into four classes:  Class ADV shares, Class I shares, Class S shares, and Class S2 shares.  Shares of each class of each portfolio represent an equal pro rata interest in a Portfolio and, generally, have identical voting, liquidation and other rights, preferences, powers, restrictions, limitations, qualifications

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and terms and conditions, except that:  (i) each class has a different designation; (ii) each class of shares bears any expenses attributable to that class; and (iii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to it or its distribution arrangements or service arrangements and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.  In addition, the Class ADV, Class I, Class S, Class S2 and Class T shares have the features described below:

Each class of shares represents interests in the same portfolio of investments of a Portfolio, and shall be identical in all respects, except for the impact of expenses, exchange privileges, the designation of each class of shares of a Portfolio, and any different shareholder services relating to a class of shares. Any other incremental expenses identified from time to time will be properly allocated to one class as long as any changes in expense allocations are reviewed and approved by a vote of the Board including a majority of the non-interested directors.

Each ADV Class shares, Class S shares, Class S2 shares, and Class T shares shall vote separately on any matter submitted to shareholders that pertains to the Rule 12b-1 Plans and/or Shareholder Service Plans adopted for those classes, or any class expense borne by that class where required by the 1940 Act or other applicable law.

Class ADV and Class S2 Shares

Class ADV and Class S2 shares of a Portfolio are intended for distribution networks including qualified retirement plans offered through an annuity contract or custodial account. Class ADV and Class S2 shares of a Portfolio are offered without a sales charge but are subject to a distribution fee payable pursuant to 12b-1 Plans adopted for each of the Class ADV and Class S2 shares in the amount of 0.25% (on an annualized basis) of the respective Portfolio’s Class ADV and Class S2 shares. The Distributor has contractually agreed to waive 0.10% of the distribution fee for Class S2 shares of the Portfolios, so that the actual fee paid by Class S2 shares of a Portfolio is an annual rate of 0.15%. Absent this waiver, the distribution fee for Class S2 shares is 0.25% of net assets. The expense waiver for Class S2 shares will continue through at least May 1, 2014 for all Portfolios with the exception of ING Solution Aggressive Portfolio. The expense waiver for Class S2 shares of ING Solution Aggressive Portfolio will continue through at least May 1, 2015.  There is no guarantee that this waiver will continue after these dates. Each 12b-1 Plan is a compensation plan that provides for the payment of a specified fee without regard to the expenses actually incurred. A Portfolio may also pay Service Organizations for providing distribution assistance pursuant to a Distribution Services Agreement under each 12b-1 Plan. Such amount may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Class ADV and Class S2 shares, including, but not limited to: compensation to and expenses of employees of the Distributor who engage in or support distribution of the Class ADV and Class S2 shares, including overhead and telephone expenses; printing of prospectuses and reports for other than existing shareholders; preparation, printing and distribution of sales literature and advertising materials; and compensation to Service Organizations who sell Class ADV and Class S2 shares. The Distributor may negotiate with any such Service Organizations the services to be provided by the Service Organization to shareholders in connection with the sale of Class ADV and Class S2 shares (“Distribution Services”), and all or any portion of the compensation paid to the Distributor may be reallocated by the Distributor to Service organizations who sell Class ADV and Class S2 shares.

Class I Shares

Class I shares of a Portfolio are intended for distribution networks including non-qualified annuity and life insurance contracts and qualified retirement plans offered through an annuity contract, as well as qualified retirement plans offered through a custodial account where the sale is made on a direct basis

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without the involvement of a financial intermediary, or where the qualified retirement plan has assets of $50 million or more. Class I shares of a Portfolio are offered without a sales charge, a shareholder servicing fee or a distribution fee.

Class S Shares

Class S shares of a Portfolio are intended for distribution networks including qualified retirement plans offered through an annuity contract or custodial account.  Class S shares of a Portfolio are offered without a sales charge but are subject to a shareholder servicing fee payable to securities dealers, brokers, financial institutions or other industry professionals (individually a “Service Organization” and collectively “Service Organizations”) for providing administrative services to shareholders pursuant to the Shareholder Servicing Plan adopted for the Class S which shall not initially exceed 0.25% (on an annual basis) of the average daily NAV of the respective Portfolio’s Class S held by customers of such Service Organizations.

Class T Shares

Class T shares of a Portfolio are intended for 401(k) plans through ING’s U.S. retirement markets business.  Class T shares of a Portfolio are offered without a sales charge but are subject to a distribution fee payable pursuant to a 12b-1 Plan adopted for Class T shares in the amount of 0.50% (on an annualized basis) of the respective Portfolio’s Class T shares.  The Distributor has contractually agreed to waive 0.05% of the distribution fee for Class T shares of the Portfolios, so that the actual fee paid by Class T shares of a Portfolio is an annual rate of 0.45%.  Absent this waiver, the distribution fee for Class T shares is 0.50% of net assets.  The expense waiver for Class T shares will continue through at least May 1, 2014.  There is no guarantee that this waiver will continue after this date.

Shareholder Servicing Fee

Class ADV shares, Class S2 shares and Class T shares of a Portfolio are further subject to a shareholder servicing fee payable to Service Organizations for providing administrative services to shareholders pursuant to a separate Shareholder Servicing Plan adopted for Class ADV, Class S2 and Class T which shall not initially exceed 0.25% (on an annual basis) of the average daily NAV of the respective Portfolio’s Class ADV shares, Class S2 shares or Class T shares held by customers of such Service Organizations.

Shareholders of the Class ADV, Class S2, and Class T shares of each Portfolio are generally entitled to exchange those shares at NAV for Class ADV, Class S2, and Class T shares of other portfolios that offer Class ADV, Class S2, and Class T shares.  Shareholders of the Class ADV, Class S2, and Class T shares continue to be subject to the Rule 12b-1 Plan fees applicable to Class ADV, Class S2, and Class T shares after the exchange.  Shareholders of Class S shares of each Portfolio are generally entitled to exchange those shares at NAV for Class S shares of other portfolios that offer Class S shares.  Shareholders of Class I shares of each Portfolio are generally entitled to exchange those shares at NAV for Class I shares of other portfolios that offer Class I shares.

The shares may be issued in series or portfolios having separate assets and separate investment objectives and policies. Upon liquidation of a Portfolio, its shareholders are entitled to share pro rata in the net assets of that portfolio available for distribution to shareholders.

Because ING Solution Aggressive Portfolio had not commenced operations as of the date of this SAI, the Portfolio paid no shareholder servicing and 12b-1 fees for the fiscal year ended December 31, 2012.

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The tables below reflect the shareholder servicing and 12b-1 fees paid by each Portfolio (except ING Solution Aggressive Portfolio) for the fiscal year ended December 31, 2012:

	Fee Paid Out (in dollars)
Portfolio	Shareholder Servicing	12b-1
ING Solution Balanced Portfolio
Class ADV	$53,952	$53,952
Class S	$39,671	—
Class S2	$1,772	$1,772
ING Solution Conservative Portfolio
Class ADV	$20,726	$20,726
Class S	$10,715	—
Class S2	$523	$523
ING Solution Income Portfolio
Class ADV	$279,211	$279,211
Class S	$189,384	—
Class S2	$12,872	$12,872
Class T	$493	$986
ING Solution Moderately Aggressive Portfolio
Class ADV	$32,249	$32,249
Class S	$18,980	—
Class S2	$145	$145
ING Solution Moderately Conservative Portfolio
Class ADV	$49,609	$49,609
Class S	$48,637	—
Class S2	$998	$998
ING Solution 2015 Portfolio
Class ADV	$784,489	$784,489
Class S	$819,256	—
Class S2	$60,673	$60,673
Class T	$5,599	$11,197
ING Solution 2020 Portfolio
Class ADV	$8	$8
Class S	$7	—
Class S2	$8	$8
Class T	$8	$17
ING Solution 2025 Portfolio
Class ADV	$1,273,470	$1,273,470
Class S	$1,291,084	—
Class S2	$94,677	$94,677
Class T	$7,712	$15,425
ING Solution 2030 Portfolio
Class ADV	$8	$8
Class S	$8	—
Class S2	$8	$8
Class T	$9	$17
ING Solution 2035 Portfolio
Class ADV	$1,073,771	$1,073,771
Class S	$1,115,312	—
Class S2	$80,773	$80,773
Class T	$7,122	$14,244
ING Solution 2040 Portfolio
Class ADV	$10	$10
Class S	$9	—

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	Fee Paid Out (in dollars)
Portfolio	Shareholder Servicing	12b-1
Class S2	$10	$10
Class T	$9	$19
ING Solution 2045 Portfolio
Class ADV	$629,568	$629,568
Class S	$747,275	—
Class S2	$52,616	$52,616
Class T	$3,469	$6,938
ING Solution 2050 Portfolio
Class ADV	$10	$10
Class S	$9	—
Class S2	$10	$10
Class T	$9	$19
ING Solution 2055 Portfolio
Class ADV	$41,761	$41,761
Class S	$39,756	—
Class S2	$2,596	$2,596
Class T	$24	$48

The tables below reflect the shareholder servicing and 12b-1 fees paid by each Portfolio for the fiscal year ended December 31, 2011:

	Fee Paid Out (in dollars)
Portfolio	Shareholder Servicing	12b-1
ING Solution Balanced Portfolio
Class ADV	$27,263	$27,263
Class S	$18,129	—
Class S2	$1,109	$1,109
ING Solution Conservative Portfolio
Class ADV	$12,338	$12,338
Class S	$5,162	—
Class S2	$280	$280
ING Solution Income Portfolio
Class ADV	$280,829	$280,829
Class S	$221,018	—
Class S2	$11,663	$11,663
Class T	$859	$1,717
ING Solution Moderately Aggressive Portfolio
Class ADV	$17,433	$17,433
Class S	$7,931	—
Class S2	$251	$251
ING Solution Moderately Conservative Portfolio
Class ADV	$19,768	$19,768
Class S	$24,566	—
Class S2	$276	$276
ING Solution 2015 Portfolio
Class ADV	$829,595	$829,595
Class S	$913,801	—
Class S2	$43,937	$43,937
Class T	$6,353	$12,707
ING Solution 2020 Portfolio(1)
Class ADV	$2	$2

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	Fee Paid Out (in dollars)
Portfolio	Shareholder Servicing	12b-1
Class S	$2	—
Class S2	$2	$2
Class T	$2	$4
ING Solution 2025 Portfolio
Class ADV	$1,320,286	$1,320,286
Class S	$1,400,859	—
Class S2	$61,742	$61,742
Class T	$14,362	$28,724
ING Solution 2030 Portfolio(1)
Class ADV	$2	$2
Class S	$2	—
Class S2	$2	$2
Class T	$2	$4
ING Solution 2035 Portfolio
Class ADV	$1,128,177	$1,128,177
Class S	$1,163,119	—
Class S2	$54,176	$54,176
Class T	$9,079	$18,157
ING Solution 2040 Portfolio(1)
Class ADV	$2	$2
Class S	$2	—
Class S2	$2	$2
Class T	$2	$4
ING Solution 2045 Portfolio
Class ADV	$654,587	$654,587
Class S	$758,116	—
Class S2	$40,135	$40,135
Class T	$5,282	$10,565
ING Solution 2050 Portfolio(1)
Class ADV	$2	$2
Class S	$2	—
Class S2	$2	$2
Class T	$2	$4
ING Solution 2055 Portfolio
Class ADV	$20,915	$20,915
Class S	$19,726	—
Class S2	$1,274	$1,274
Class T	$22	$44

(1)         Each Portfolio commenced operations on October 3, 2011.  The amount of expenses reflects the three-month period from October 3, 2011 through December 31, 2011.

The tables below reflect the shareholder servicing and 12b-1 fees paid by each Portfolio for the fiscal year ended December 31, 2010:

	Fee Paid Out (in dollars)
Portfolio	Shareholder Servicing	12b-1
ING Solution Balanced Portfolio
Class ADV	$1,902	$1,902
Class S	$4,121	—
Class S2(1)	$176	$176

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	Fee Paid Out (in dollars)
Portfolio	Shareholder Servicing	12b-1
ING Solution Conservative Portfolio(2)
Class ADV	$792	$792
Class S	$622	—
Class S2	$24	$24
ING Solution Income Portfolio
Class ADV	$268,985	$268,985
Class S	$230,113	—
Class S2	$9,690	$9,690
Class T	$1,256	$2,512
ING Solution Moderately Aggressive Portfolio(2)
Class ADV	$2,046	$2,046
Class S	$827	—
Class S2	$94	$94
ING Solution Moderately Conservative Portfolio
Class ADV	$860	$860
Class S	$7,276	—
Class S2(1)	$18	$18
ING Solution 2015 Portfolio
Class ADV	$794,229	$794,229
Class S	$888,131	—
Class S2	$24,685	$24,685
Class T	$6,508	$13,016
ING Solution 2025 Portfolio
Class ADV	$1,189,362	$1,189,362
Class S	$1,302,739	—
Class S2	$32,490	$32,490
Class T	$13,956	$27,913
ING Solution 2035 Portfolio
Class ADV	$1,020,380	$1,020,380
Class S	$1,063,545	—
Class S2	$28,638	$28,638
Class T	$9,208	$18,415
ING Solution 2045 Portfolio
Class ADV	$587,077	$587,077
Class S	$679,022	—
Class S2	$21,903	$21,903
Class T	$5,376	$10,752
ING Solution 2055 Portfolio(3)
Class ADV	$3,664	$3,661
Class S	$3,414	—
Class S2	$246	$246
Class T	$11	$21

(1)                                 Class S2 shares of the Portfolio commenced operations on April 30, 2010.  The amount of expenses reflects the eight-month period from April 30, 2010 through December 31, 2010.

(2)                                 Each Portfolio commenced operations on April 30, 2010.  The amount of expenses reflects the eight-month period from April 30, 2010 through December 31, 2010.

(3)                                 The Portfolio commenced operations on March 8, 2010.  The amount of expenses reflects the ten-month period from March 8, 2010 through December 31, 2010.

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Because ING Solution Aggressive Portfolio had not commenced operations as of the date of this SAI, the Portfolio paid no distribution expenses for the fiscal year ended December 31, 2012.

Total distribution expenses incurred by the Distributor for the costs of promotion and distribution with respect to the Solution Portfolios (except ING Solution Aggressive Portfolio) for the fiscal year ended December 31, 2012 were as follows:

Distribution Expenses	Class ADV	Class I	Class S	Class S2	Class T

ING Solution Balanced Portfolio
Advertising	$11	$0	$9	$0	N/A
Printing	$217	$0	$173	$9	N/A
Salaries & Commissions	$7,388	$0	$6,377	$377	N/A
Broker Servicing	$109,351	$0	$40,893	$2,908	N/A
Miscellaneous	$36	$0	$29	$2	N/A
Total	$117,003	$0	$47,481	$3,296	N/A

ING Solution Conservative Portfolio
Advertising	$5	$0	$3	$0	N/A
Printing	$87	$0	$55	$3	N/A
Salaries & Commissions	$2,939	$0	$2,150	$164	N/A
Broker Servicing	$42,039	$0	$11,113	$867	N/A
Miscellaneous	$16	$0	$11	$1	N/A
Total	$45,086	$0	$13,332	$1,035	N/A

ING Solution Income Portfolio
Advertising	$34	$15	$17	$2	$0
Printing	$638	$278	$331	$47	$2
Salaries & Commissions	$19,290	$9,569	$9,296	$1,853	$58
Broker Servicing	$562,728	$1,890	$191,665	$20,985	$1,394
Miscellaneous	$120	$56	$66	$12	$1
Total	$582,810	$11,808	$201,375	$22,899	$1,455

ING Solution Moderately Aggressive Portfolio
Advertising	$6	$0	$4	$0	N/A
Printing	$118	$0	$84	$1	N/A
Salaries & Commissions	$4,181	$0	$3,344	$42	N/A
Broker Servicing	$65,346	$0	$19,613	$240	N/A
Miscellaneous	$20	$0	$15	$0	N/A
Total	$69,671	$0	$23,060	$283	N/A

ING Solution Moderately Conservative Portfolio
Advertising	$13	$0	$12	$0	N/A
Printing	$238	$0	$222	$6	N/A
Salaries & Commissions	$8,005	$0	$7,857	$283	N/A
Broker Servicing	$100,690	$0	$50,170	$1,650	N/A
Miscellaneous	$33	$0	$40	$2	N/A
Total	$108,979	$0	$58,301	$1,941	N/A

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Distribution Expenses	Class ADV	Class I	Class S	Class S2	Class T

ING Solution 2015 Portfolio
Advertising	$73	$57	$67	$12	$1
Printing	$1,394	$1,089	$1,273	$223	$11
Salaries & Commissions	$39,766	$37,566	$35,920	$7,895	$344
Broker Servicing	$1,578,517	$7,858	$828,253	$98,780	$15,757
Miscellaneous	$249	$265	$259	$65	$3
Total	$1,619,999	$46,835	$865,772	$106,975	$16,116

ING Solution 2020 Portfolio
Advertising	$0	$0	$0	$0	$0
Printing	$0	$0	$0	$0	$0
Salaries & Commissions	$0	$0	$0	$0	$0
Broker Servicing	$15	$0	$7	$11	$22
Miscellaneous	$0	$0	$0	$0	$0
Total	$15	$0	$7	$11	$22

ING Solution 2025 Portfolio
Advertising	$118	$100	$115	$22	$1
Printing	$2,246	$1,892	$2,191	$427	$16
Salaries & Commissions	$63,896	$64,790	$62,638	$15,185	$482
Broker Servicing	$2,562,306	$13,395	$1,306,392	$154,634	$21,706
Miscellaneous	$421	$404	$443	$108	$3
Total	$2,628,987	$80,581	$1,371,779	$170,376	$22,208

ING Solution 2030 Portfolio
Advertising	$0	$0	$0	$0	$0
Printing	$0	$0	$0	$0	$0
Salaries & Commissions	$0	$0	$0	$0	$0
Broker Servicing	$16	$0	$8	$12	$24
Miscellaneous	$0	$0	$0	$0	$0
Total	$16	$0	$8	$12	$24

ING Solution 2035 Portfolio
Advertising	$100	$88	$111	$16	$1
Printing	$1,909	$1,672	$2,115	$308	$14
Salaries & Commissions	$54,208	$58,396	$61,773	$11,743	$424
Broker Servicing	$2,160,529	$12,007	$1,129,966	$131,696	$20,041
Miscellaneous	$337	$355	$442	$78	$3
Total	$2,217,083	$72,518	$1,194,407	$143,841	$20,483

ING Solution 2040 Portfolio
Advertising	$0	$0	$0	$0	$0
Printing	$0	$0	$0	$0	$0
Salaries & Commissions	$0	$0	$0	$0	$0
Broker Servicing	$19	$0	$10	$15	$26
Miscellaneous	$0	$0	$0	$0	$0
Total	$19	$0	$10	$15	$26

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Distribution Expenses	Class ADV	Class I	Class S	Class S2	Class T

ING Solution 2045 Portfolio
Advertising	$64	$68	$83	$9	$0
Printing	$1,209	$1,300	$1,570	$169	$8
Salaries & Commissions	$35,532	$47,029	$48,387	$6,325	$245
Broker Servicing	$1,267,559	$9,419	$758,541	$85,511	$9,769
Miscellaneous	$232	$253	$383	$41	$1
Total	$1,304,596	$58,069	$808,964	$92,055	$10,023

ING Solution 2050 Portfolio
Advertising	$0	$0	$0	$0	$0
Printing	$0	$0	$0	$0	$0
Salaries & Commissions	$0	$0	$0	$0	$0
Broker Servicing	$19	$0	$10	$15	$26
Miscellaneous	$0	$0	$0	$0	$0
Total	$19	$0	$10	$15	$26

ING Solution 2055 Portfolio
Advertising	$12	$7	$12	$1	$0
Printing	$231	$132	$237	$17	$0
Salaries & Commissions	$8,152	$5,244	$8,605	$640	$7
Broker Servicing	$85,097	$931	$41,394	$4,269	$69
Miscellaneous	$43	$26	$53	$3	$0
Total	$93,535	$6,340	$50,301	$4,930	$76

EXPENSES

A Portfolio’s assets may decrease or increase within the Portfolio’s fiscal year and the Portfolio’s operating expense ratios may correspondingly increase or decrease.

In addition to the management fee and other fees described previously, the Portfolios pay other expenses, such as legal, audit, transfer agency and custodian out-of-pocket fees, proxy solicitation costs, and the compensation of Directors who are not affiliated with the Adviser.  Certain expenses of the Portfolios are generally allocated to the Portfolios, and each class of the Portfolios, in proportion to its pro rata average net assets; provided that expenses that are specific to a class of the Portfolios may be charged directly to that class in accordance with the Company’s Amended and Restated Multiple Class Plan pursuant to Rule 18f-3.  The Rule 12b-1 Plan fees for each class of shares are charged proportionately only to the outstanding shares of that class.  Certain operating expenses shared by several portfolios are generally allocated amongst those portfolios based on average net assets.

ADMINISTRATOR

ING Funds Services, LLC (“Administrator”) serves as administrator for the Portfolios pursuant to an administration agreement with the Company (“Administration Agreement”).  The Administrator is an affiliate of the Adviser and an indirect wholly owned subsidiary of ING Groep.  The Administrator’s primary address is 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258.

Subject to the supervision of the Board, the Administrator provides the overall business management and administrative services necessary to the proper conduct of the Portfolios’ business, except for those services performed by the Adviser under the Investment Advisory Agreement, the custodian under the Custodian Agreement, the transfer agent under the Transfer Agency Agreement, and such other service providers as may be retained by the Portfolios from time to time. According to the Administration Agreement, the Administrator will pay all expenses incurred by it in connection with its activities, except such expenses as are assumed by the Company under this Agreement including, without limitation, the

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expenses of software licensing and similar products used in the preparation of registration statements including prospectuses and statements of additional information, shareholder reports and notices, proxy materials, and other documents filed with the governmental agencies.  The Administrator acts as a liaison among these service providers to the Portfolios. The Administrator is also responsible for ensuring that the Portfolios operate in compliance with applicable legal requirements and for monitoring that each Portfolio is in compliance with requirements under applicable law and with the investment policies and restrictions of the Portfolios.

The Administration Agreement may be cancelled by the Board, without payment of any penalty, by a vote of a majority of the Directors upon sixty (60) days’ written notice to the Administrator, or by the Administrator at any time, without the payment of any penalty, upon sixty (60) days’ written notice to the Company.

Administrative Services Fee

The Administrator receives a monthly fee from each Portfolio at an annual rate based on the average daily net assets of each Portfolio. Effective April 30, 2012, the fee is computed daily and payable monthly at an annual rate of 0.10% of each Portfolio’s average daily net assets.  Through April 30, 2012, the fee rate was computed daily and payable monthly at an annual rate of 0.02% of each Portfolios (with the exception of ING Solution Aggressive Portfolio) average daily net assets.

Total Administrative Services Fees Paid

Because ING Solution Aggressive Portfolio had not commenced operations as of the date of this SAI, the Portfolio paid no administrative services fees for the fiscal year ended December 31, 2012, 2011, and 2010.

The following table sets forth the total amounts the Portfolios paid to the Administrator for the fiscal years ended December 31, 2012, 2011, and 2010.

Portfolio(1)	2012	2011		2010
ING Solution Balanced Portfolio	$29,383	$3,720		$496
ING Solution Conservative Portfolio	$9,925	$1,423		$116	(2)
ING Solution Income Portfolio	$159,030	$45,616		$45,188
ING Solution Moderately Aggressive Portfolio	$15,916	$2,050		$238	(2)
ING Solution Moderately Conservative Portfolio	$30,400	$3,568		$652
ING Solution 2015 Portfolio	$560,252	$158,551		$151,137
ING Solution 2020 Portfolio	$14	$1	(3)	N/A
ING Solution 2025 Portfolio	$920,170	$250,392		$225,705
ING Solution 2030 Portfolio	$14	$1	(3)	N/A
ING Solution 2035 Portfolio	$794,127	$212,572		$188,919
ING Solution 2040 Portfolio	$13	$1	(3)	N/A
ING Solution 2045 Portfolio	$517,170	$136,748		$119,055
ING Solution 2050 Portfolio	$13	$1	(3)	N/A
ING Solution 2055 Portfolio	$32,059	$3,919		$696	(4)

(1)         Effective April 30, 2012, each Portfolio changed its fee structure from a “bundled” administration fee arrangement paying the Administrator a fee of 0.02% of the Portfolio’s average daily net assets for administrative services that covered many of the ordinary services needed for operation of the Portfolio to paying the Administrator an annual rate of 0.10% of each Portfolio’s average daily net assets under a “traditional” fee structure for administrative types of services. The amounts shown as paid by each Portfolio to the Administrator for the fiscal years ended December 31, 2011, and 2010, and for the

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period from January 1, 2012 through April 29, 2012 are based upon a fee of 0.02% of the Portfolio’s average daily net assets under the “bundled” administration fee arrangement.

(2)         The Portfolio commenced operations April 30, 2010.  The amount of fees paid reflects the eight-month period from April 30, 2010 through December 31, 2010.

(3)         The Portfolio commenced operations on October 3, 2011.  The amount of fee paid reflects the three-month period from October 3, 2011 through December 31, 2011.

(4)         The Portfolio commenced operations on March 8, 2010.  The amount of fees paid reflects the ten-month period from March 8, 2010 through December 31, 2010.

OTHER SERVICE PROVIDERS

Custodian

The Bank of New York Mellon, One Wall Street, New York, New York, 10286 serves as custodian of the assets of the Company.  The Bank of New York Mellon Corporation takes no part in the decisions relating to the purchase or sale of a Portfolio’s portfolio securities.

Independent Registered Public Accounting Firm

KPMG LLP serves as the independent registered public accounting firm for the Portfolios. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of SEC filings.  KPMG LLP is located at Two Financial Center, 60 South Street, Boston, Massachusetts 02111.

Legal Counsel

Dechert LLP, 1900 K Street, N.W., Washington, D.C. 20006, will pass upon legal matters for the Portfolios in connection with the offering of their shares.

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809 serves as the Transfer Agent and dividend-paying agent for the Company.

PORTFOLIO TRANSACTIONS(1)

Each Portfolio normally invests all of its assets in shares of the Underlying Funds. This section describes the portfolio transactions of the Portfolios and Underlying Funds.

The Adviser or sub-adviser for each Portfolio (“Sub-Adviser”) places orders for the purchase and sale of investment securities for a Portfolio, pursuant to authority granted in the Advisory Agreement or Sub-Advisory Agreement.  Subject to policies and procedures approved by the Portfolios’ Board, the Adviser or each Sub-Adviser has discretion to make decisions relating to placing these orders, including, where applicable, selecting the brokers or dealers that will execute the purchase and sale of investment securities, negotiating the commission or other compensation paid to the broker or dealer executing the trade, or using an electronic communications network (“ECN”) or alternative trading system (“ATS”).

(1)            For purposes of this section, the discussion relating to investment decisions made by the Adviser or Sub-Adviser with respect to a Portfolio also includes investment decisions made by an adviser or sub-adviser with respect to an Underlying Fund.  For convenience, only the terms Adviser or Sub-Adviser and Portfolio are used.

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In situations where a Sub-Adviser resigns or the Adviser otherwise assumes day to day management of a Portfolio pursuant to its Advisory Agreement with a Portfolio, the Adviser will perform the services described herein as being performed by the Sub-Adviser.

How Securities Transactions are Effected

Purchases and sales of securities on a securities exchange (which include most equity securities) are effected through brokers who charge a commission for their services.  In transactions on securities exchanges in the United States, these commissions are negotiated, while on many foreign securities exchanges commissions are fixed.  Securities traded in the over-the-counter markets (such as debt instruments and some equity securities) are generally traded on a “net” basis with market makers acting as dealers; in these transactions, the dealers act as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer.  Transactions in certain over-the-counter securities also may be effected on an agency basis, when, in the Adviser’s or a Sub-Adviser’s opinion, the total price paid (including commission) is equal to or better than the best total price available from a market maker.  In underwritten offerings, securities are usually purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount.  On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.  The Adviser or a Sub-Adviser may also place trades using an ECN or ATS.

How the Adviser or Sub-Adviser Selects Broker-Dealers

The Adviser or a Sub-Adviser has a duty to seek to obtain best execution of a Portfolio’s orders, taking into consideration a full range of factors designed to produce the most favorable overall terms reasonably available under the circumstances.  In selecting brokers and dealers to execute trades, the Adviser or a Sub-Adviser may consider both the characteristics of the trade and the full range and quality of the brokerage services available from eligible broker-dealers.  This consideration often involves qualitative as well as quantitative judgments.  Factors relevant to the nature of the trade may include, among others, price (including the applicable brokerage commission or dollar spread), the size of the order, the nature and characteristics (including liquidity) of the market for the security, the difficulty of execution, the timing of the order, potential market impact, and the need for confidentiality, speed, and certainty of execution.  Factors relevant to the range and quality of brokerage services available from eligible brokers and dealers may include, among others, the firms’ execution, clearance, settlement, and other operational facilities; willingness and ability to commit capital or take risk in positioning a block of securities, where necessary; special expertise in particular securities or markets; ability to provide liquidity, speed and anonymity; the nature and quality of other brokerage and research services provided to the Adviser or a Sub-Adviser (consistent with the “safe harbor” described below); and the firms’ general reputation, financial condition and responsiveness to the Adviser or a Sub-Adviser, as demonstrated in the particular transaction or other transactions.  Subject to its duty to seek best execution of a Portfolio’s orders, the Adviser or a Sub-Adviser may select broker-dealers that participate in commission recapture programs that have been established for the benefit of a Portfolio. Under these programs, the participating broker-dealers will return to a Portfolio (in the form of a credit to the Portfolio) a portion of the brokerage commissions paid to the broker-dealers by a Portfolio.  These credits are used to pay certain expenses of a Portfolio.  These commission recapture payments benefit the Portfolios, and not the Adviser or a Sub-Adviser.

The Safe Harbor for Soft Dollar Practices

In selecting broker-dealers to execute a trade for a Portfolio, the Adviser or a Sub-Adviser may consider the nature and quality of brokerage and research services provided to the Adviser or a Sub-Adviser as a

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factor in evaluating the most favorable overall terms reasonably available under the circumstances.  As permitted by Section 28(e) of the 1934 Act, the Adviser or a Sub-Adviser may cause a Portfolio to pay a broker-dealer a commission for effecting a securities transaction for a Portfolio that is in excess of the commission which another broker-dealer would have charged for effecting the transaction, if the Adviser or a Sub-Adviser makes a good faith determination that the broker’s commission paid by the Portfolio is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer, viewed in terms of either the particular transaction or the Advisor’s or the Sub-Adviser’s overall responsibilities to a Portfolio and its other investment advisory clients.  The practice of using a portion of a Portfolio’s commission dollars to pay for brokerage and research services provided to the Adviser or a Sub-Adviser is sometimes referred to as “soft dollars.”  Section 28(e) is sometimes referred to as a “safe harbor,” because it permits this practice, subject to a number of restrictions, including the Adviser or a Sub-Adviser’s compliance with certain procedural requirements and limitations on the type of brokerage and research services that qualify for the safe harbor.

Brokerage and Research Products and Services Under the Safe Harbor - Research products and services may include, but are not limited to, general economic, political, business and market information and reviews, industry and company information and reviews, evaluations of securities and recommendations as to the purchase and sale of securities, financial data on a company or companies, performance and risk measuring services and analysis, stock price quotation services, computerized historical financial databases and related software, credit rating services, analysis of corporate responsibility issues, brokerage analysts’ earning estimates, computerized links to current market data, software dedicated to research and portfolio modeling. Research services may be provided in the form of reports, computer-generated data feeds and other services, telephone contacts, and personal meetings with securities analysts, as well as in the form of meetings arranged with corporate officers and industry spokespersons, economists, academics and governmental representatives.  Brokerage products and services assist in the execution, clearance and settlement of securities transactions, as well as functions incidental thereto, including but not limited to related communication and connectivity services and equipment, and software related to order routing, market access, algorithmic trading, and other trading activities.  On occasion, a broker-dealer may furnish the Adviser or a Sub-Adviser with a service that has a mixed use (that is, the service is used both for brokerage and research activities that are within the safe harbor and for other activities).  In this case, the Adviser or a Sub-Adviser is required to reasonably allocate the cost of the service, so that any portion of the service that does not qualify for the safe harbor is paid for by the Adviser or a Sub-Adviser from its own funds, and not by portfolio commissions paid by a Portfolio.

Benefits to the Adviser or a Sub-Adviser - Research products and services provided to the Adviser or a Sub-Adviser by broker-dealers that effect securities transactions for a Portfolio may be used by the Adviser or a Sub-Adviser in servicing all of its accounts.  Accordingly, not all of these services may be used by the Adviser or a Sub-Adviser in connection with that Portfolio or any of the Portfolios.  Some of these products and services are also available to the Adviser or a Sub-Adviser for cash, and some do not have an explicit cost or determinable value.  The research received does not reduce the advisory fees paid to the Adviser or the sub advisory fees payable to a Sub-Adviser for services provided to the Portfolios.  The Adviser’s or a Sub-Adviser’s expenses would likely increase if the Adviser or the Sub-Adviser had to generate these research products and services through its own efforts, or if it paid for these products or services itself.

Broker-Dealers that are Affiliated with the Adviser or a Sub-Adviser

Portfolio transactions may be executed by brokers affiliated with the ING Groep, the Adviser, or the Sub-Adviser, so long as the commission paid to the affiliated broker is reasonable and fair compared to the commission that would be charged by an unaffiliated broker in a comparable transaction.

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Prohibition on Use of Brokerage Commissions for Sales or Promotional Activities

The placement of portfolio brokerage with broker-dealers who have sold shares of a Portfolio is subject to rules adopted by the SEC and FINRA.  Under these rules, the Adviser or a Sub-Adviser may not consider a broker’s promotional or sales efforts on behalf of any Portfolio when selecting a broker-dealer for portfolio transactions, and neither a Portfolio nor the Adviser or a Sub-Adviser may enter into an agreement under which a Portfolio directs brokerage transactions (or revenue generated from such transactions) to a broker-dealer to pay for distribution of Portfolio shares.  Each Portfolio has adopted policies and procedures, approved by the Board, that are designed to attain compliance with these prohibitions.

Principal Trades and Research

Purchases of securities for a Portfolio also may be made directly from issuers or from underwriters.  Purchase and sale transactions may be effected through dealers which specialize in the types of securities which the Portfolios will be holding.  Dealers and underwriters usually act as principals for their own account.  Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price.  If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter which has provided such research or other services as mentioned above.

More Information About Trading in Debt Instruments

Purchases and sales of debt instruments will usually be principal transactions.  Such securities often will be purchased or sold from or to dealers serving as market makers for the securities at a net price.  Each Portfolio may also purchase such securities in underwritten offerings and will, on occasion, purchase securities directly from the issuer.  Generally, debt instruments are traded on a net basis and do not involve brokerage commissions. The cost of executing debt instruments transactions consists primarily of dealer spreads and underwriting commissions.

In purchasing and selling debt instruments, it is the policy of the Portfolios to obtain the best results, while taking into account the dealer’s general execution and operational facilities, the type of transaction involved and other factors, such as the dealer’s risk in positioning the securities involved. While the Adviser or a Sub-Adviser generally seeks reasonably competitive spreads or commissions, a Portfolio will not necessarily pay the lowest spread or commission available.

Transition Management

Changes in Sub-Advisers, investment personnel, reorganizations or mergers of a Portfolio may result in the sale of a significant portion or even all of a Portfolio’s portfolio securities.  This type of change generally will increase trading costs and the portfolio turnover for the affected Portfolio.  The Portfolio, the Adviser, or a Sub-Adviser may engage a broker-dealer to provide transition management services in connection with a change in Sub-Adviser, reorganization, or other changes.

Allocation of Trades

Some securities considered for investment by a Portfolio may also be appropriate for other clients served by that Portfolio’s Sub-Adviser. If the purchase or sale of securities consistent with the investment policies of a Portfolio and one or more of these other clients is considered at or about the same time, transactions in such securities will be placed on an aggregate basis and allocated among the Portfolio and such other clients in a manner deemed fair and equitable, over time, by the Sub-Adviser and consistent

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with the Sub-Adviser’s written policies and procedures.  Sub-Advisers may use different methods of allocating the results aggregated trades.  Each Sub-Adviser’s relevant policies and procedures and the results of aggregated trades in which a Portfolio participated are subject to periodic review by the Board.  To the extent any of the Portfolios seek to acquire (or dispose of) the same security at the same time, one or more of the Portfolios may not be able to acquire (or dispose of) as large a position in such security as it desires, or it may have to pay a higher (or receive a lower) price for such security. It is recognized that in some cases, this system could have a detrimental effect on the price or value of the security insofar as the Portfolios are concerned.  However, over time, a Portfolio’s ability to participate in aggregate trades is expected to provide better execution for the Portfolio.

Cross-Transactions

The Board has adopted a policy allowing trades to be made between affiliated registered investment companies or series thereof provided they meet the condition of Rule 17a-7 under the 1940 Act and conditions of the policy.

Brokerage Commissions Paid

Because ING Solution Aggressive Portfolio had not commenced operations as of the date of this SAI, the Portfolio paid no commissions with respect to portfolio transactions because of research services for the fiscal years ended December 31, 2012, 2011, and 2010.

Because ING Solution Aggressive Portfolio had not commenced operations as of the date of this SAI, the Portfolio paid no brokerage commissions for the fiscal years ended December 31, 2012, 2011, and 2010.

For the fiscal year ended December 31, 2012 each Portfolio (except ING Solution Aggressive Portfolio) listed below paid brokerage commissions as follows:

Portfolio	2012
ING Solution Balanced Portfolio	$1,301
ING Solution Conservative Portfolio	$138
ING Solution Income Portfolio	$1,956
ING Solution Moderately Aggressive Portfolio	$724
ING Solution Moderately Conservative Portfolio	$1,346
ING Solution 2015 Portfolio	$6,886
ING Solution 2020 Portfolio	$0
ING Solution 2025 Portfolio	$38,863
ING Solution 2030 Portfolio	$1
ING Solution 2035 Portfolio	$33,774
ING Solution 2040 Portfolio	$1
ING Solution 2045 Portfolio	$22,095
ING Solution 2050 Portfolio	$1
ING Solution 2055 Portfolio	$1,451

For the fiscal years ended December 31, 2011, and 2010, the Portfolios (except ING Solution Aggressive Portfolio) paid no brokerage commissions.

Because ING Solution Aggressive Portfolio had not commenced operations as of the date of this SAI, the Portfolio paid no affiliated brokerage commissions for the fiscal years ended December 31, 2012, 2011, and 2010.

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For the fiscal years ended December 31, 2012, 2011, and 2010, the Portfolios (except ING Solution Aggressive Portfolio) paid no affiliated brokerage commissions.

PURCHASE AND REDEMPTION OF SHARES

The Company may suspend the right of redemption of shares of any Portfolio and may postpone payment for more than seven days for any period: (i) during which the NYSE is closed other than customary weekend and holiday closings or during which trading on the NYSE is restricted; (ii) when the SEC determines that a state of emergency exists which may make payment or transfer not reasonably practicable; (iii) as the SEC may by order permit for the protection of the security holders of the Portfolios; or (iv) at any other time when the Portfolios may, under applicable laws and regulations, suspend payment on the redemption of their shares.

If you invest in a Portfolio through a financial intermediary, you may be charged a commission or transaction fee by the financial intermediary for the purchase and sale of Portfolio shares.

Purchase of Shares

Shares of a Portfolio may be offered for purchase by separate accounts of insurance companies to serve as an investment medium for the variable contracts issued by the insurance companies and to certain qualified pension and retirement plans, as permitted under the federal tax rules relating to the Portfolios serving as investment mediums for variable contracts. Shares of the Portfolios are sold to insurance company separate accounts funding both variable annuity contracts and variable life insurance contracts and may be sold to insurance companies that are not affiliated.  The Company currently does not foresee any disadvantages to variable contract owners or other investors arising from offering the Company’s shares to separate accounts of unaffiliated insurers, separate accounts funding both life insurance policies and annuity contracts in certain qualified pension and retirement plans; however, due to differences in tax treatment or other considerations, it is theoretically possible that the interest of owners of various contracts or pension and retirement plans participating in the Company might at some time be in conflict.  However, the Board and insurance companies whose separate accounts invest in the Company are required to monitor events in order to identify any material conflicts between variable annuity contract owners and variable life policy owners, between separate accounts of unaffiliated insurers, and between various contract owners or pension and retirement plans.  The Board will determine what action, if any, should be taken in the event of such a conflict.  If such a conflict were to occur in one or more insurance company separate accounts, they might withdraw their investment in the Company.  This might force the Company to sell securities at disadvantageous prices.

Shares of each Portfolio are sold at their respective NAVs (without a sales charge) next computed after receipt of a purchase order by an insurance company whose separate account invests in the Company.

Redemption of Shares

Shares of any Portfolio may be redeemed on any business day.  Redemptions are effected at the NAV per share next determined after receipt of the redemption request by an insurance company whose separate account invests in the Portfolio. Redemption proceeds normally will be paid within seven days following receipt of instructions in proper form.  The right of redemption may be suspended by the Company or the payment date postponed beyond seven days when the NYSE is closed (other than customary weekend and holiday closings) or for any period during which trading thereon is restricted because an emergency exists, as determined by the SEC, making disposal of portfolio securities or valuation of net assets not reasonably practicable, and whenever the SEC has by order permitted such suspension or postponement for the protection of shareholders.  If the Board should determine that it would be detrimental to the best

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interests of the remaining shareholders of a Portfolio to make payment wholly or partly in cash, the Portfolio may pay the redemption price in whole or part by a distribution in kind of securities from the portfolio of the Portfolio, in lieu of cash, in conformity with applicable rules of the SEC.  If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash.

Exchanges

Shares of the same class of any one Portfolio may be exchanged for shares of the same class of any of the other investment portfolios of the Company.  Exchanges are treated as a redemption of shares of one Portfolio and a purchase of shares of one or more of the other Portfolios and are effected at the respective NAVs per share of each Portfolio on the date of the exchange.  The Company reserves the right to modify or discontinue its exchange privilege at any time without notice.  Variable contract owners do not deal directly with the Company with respect to the purchase, redemption, or exchange of shares of the Portfolios, and should refer to the Prospectuses for the applicable Variable Contract for information on allocation of premiums and on transfers of contract value among divisions of the pertinent insurance company separate account that invest in the Portfolio.

The Company reserves the right to discontinue offering shares of one or more Portfolios at any time.  In the event that a Portfolio ceases offering its shares, any investments allocated by an insurance company to such Portfolio will be invested in Liquid Assets or any successor to such Portfolio.

NET ASSET VALUE

As noted in the Prospectuses, the NAV and offering price of each class of each Portfolio’s shares will be determined once daily as of the close of regular trading (“Market Close”) on the NYSE (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE) during each day on which the NYSE is open for trading. As of the date of this SAI, the NYSE is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.  Portfolio shares will not be priced on these days. On those days, securities held by an Underlying Fund may nevertheless be actively traded, and the value of a Portfolio’s shares could be indirectly affected. As a general matter, the Portfolios invest in the Underlying Funds which in turn invest directly in securities.  The Portfolios generally rely on the NAVs provided by the Underlying Funds in computing the Portfolios’ NAV. However, the following is information regarding the calculation of NAV for the Underlying Funds and the Portfolios.

The NAV of each Portfolio is based on the NAVs of the Underlying Funds.

Portfolio securities listed or traded on a national securities exchange will be valued at the last reported sale price on the valuation day. Securities traded on an exchange for which there has been no sale that day and other securities traded in the OTC market will be valued at the mean between the last reported bid and asked prices on the valuation day. Portfolio securities reported by NASDAQ will be valued at the NASDAQ Official Closing Price on the valuation day. In cases in which securities are traded on more than one exchange, the securities are valued on the exchange that is normally the primary market. Short-term obligations maturing in 60 days or less will generally be valued at amortized cost. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price an Underlying Fund would receive if it sold the instrument. (See, “How Shares are Priced” section in the Prospectuses.) The long-term debt obligations held in an Underlying Fund’s portfolio will be valued at

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the mean between the most recent bid and asked prices as obtained from one or more dealers that make markets in the securities when OTC market quotations are readily available.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) or are deemed unreliable, are valued at their fair values as determined in good faith by or under the supervision of a Portfolio’s Board, in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Portfolio calculates its NAV, may also be valued at their fair values as determined in good faith by or under the supervision of a Portfolio’s Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance are likely to vary from case to case. With respect to a restricted security for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Portfolio related to registration of the security, as well as factors relevant to the issuer itself.  Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time the Portfolio determines its NAV or, if the foreign exchange closes prior to the time the Portfolio determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the NYSE is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of an Underlying Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by the Portfolio in foreign securities markets. Further, the value of a Portfolio’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Portfolio. In calculating a Portfolio’s NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the marked for foreign securities held by a Portfolio closes but before the time that the Portfolio’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available market value quotation for such securities at the time the Portfolio determines its NAV.  In such a case, the Portfolio will use the fair value of such securities as determined under the Portfolio’s valuation procedures.  Events after the close of trading on a foreign market that could require the Portfolio to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events.  Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its NAV.  There can be no assurance that such models accurately reflect the behavior of the applicable markets on the effect of the behavior of such markets on the fair value of securities, nor that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Portfolio could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Portfolios are not obligated to use the fair valuations recommended by such research service, and valuations recommended by such research services may be overridden if other events have occurred, or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Portfolio to determine that the closing prices for one or more securities do not represent readily available market value

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quotations at the time the Portfolio determines its NAV, events that occur between the time of the close of the foreign market on which they are traded on the close of regular trading on the NYSE will not be reflected in the Portfolio’s NAV.

Options on securities, currencies, futures, and other financial instruments purchased by the Portfolio are valued at their last bid price in the case of listed. If an option does not trade on a particular day, the bid price will be used if the Portfolio is long in the option and the ask price will be used if the Portfolio is short in the option.  If either the bid or the ask price is not available, exchange-traded options will be valued using an industry accepted model such as “Black Scholes.”  Options that are traded OTC will be valued using one of three methods:  (1) dealer quotes; (2) industry models with objective inputs; or (3) by using a benchmark arrived at by comparing prior day dealer quotes with the corresponding change in the underlying security or index.

The price of silver and gold bullion is determined by measuring the mean between the closing bid and asked quotations of silver and gold bullion set at the time of the close of the NYSE on each date that the NYSE is open for business.

The fair value of other assets is added to the value of all securities positions to arrive at the value of a Portfolio’s total assets. The Portfolio’s liabilities, including accruals for expenses, are deducted from its total assets. Once the total value of the Portfolio’s net assets is so determined, that value is then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearest cent, is the NAV per share.

In computing the NAV for a class of shares of a Portfolio, all class-specific liabilities incurred or accrued are deducted from the class’ net assets. The resulting net assets are divided by the number of shares of the class outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the NAV per share.

Orders received by dealers prior to Market Close will be confirmed at the offering price computed as of Market Close provided the order is received by the Transfer Agent prior to Market Close that same day. It is the responsibility of the dealer to insure that all orders are transmitted timely to the Portfolio. Orders received by dealers after Market Close will be confirmed at the next computed offering price as described in the Prospectuses.

TAX CONSIDERATIONS

The following discussion summarizes certain U.S. federal income tax considerations generally affecting each Portfolio and its shareholders. This discussion does not provide a detailed explanation of all tax consequences, and shareholders are advised to consult their own tax advisers with respect to federal, state, local, and foreign tax consequences to them of an investment in a Portfolio. This discussion is based on the Code, U.S. Treasury regulations issued thereunder, and judicial and administrative authorities as in effect on the date of this SAI, all of which are subject to change, which change may be retroactive. The following assumes Portfolio shares will be capital assets in the hands of a shareholder.  Circumstances among investors may vary, so you are encouraged to discuss an investment in a Portfolio with your tax adviser.

Qualification as a Regulated Investment Company

Each Portfolio has elected to be taxed and intends to qualify as a regulated investment company under Subchapter M of the Code. As a RIC, a Portfolio is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of

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expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the “Distribution Requirement”), and satisfies certain other requirements of the Code that are described in this section. Distributions by a Portfolio made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and will therefore satisfy the Distribution Requirement.

For a Variable Contract to qualify for tax deferral, assets in the Separate Accounts supporting the contract must be considered to be owned by the insurance company and not by the contract owner.  Under current U.S. tax law, if a contract owner has excessive control over the investments made by a separate account, or the underlying fund, the contract owner will be taxed currently on income and gains from the account or fund.  In other words, in such a case of “investor control” the contact owner would not derive the tax benefits normally associated with variable life insurance or variable annuities.

In addition to satisfying the Distribution Requirement, a RIC must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (if so provided by regulations, to the extent such currency gains are directly related to the RIC’s principal business of investing in stock or securities), net income derived from an interest in a qualified publicly traded partnership and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (“Income Requirement”).

In addition to satisfying the requirements described above, each Portfolio must satisfy an asset diversification test in order to qualify as a RIC. Under this test, at the close of each quarter of a Portfolio’s taxable year, at least 50% of the value of the Portfolio’s assets must consist of cash and cash items, U.S. government securities, securities of other RICs, and securities of other issuers (as to each of which the Portfolio has not invested more than 5% of the value of the Portfolio’s total assets in securities of such issuer and does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other RICs), of two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or of one or more qualified publicly traded partnerships. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security not the issuer of the option. However, with regard to forward currency contracts, there does not appear to be any formal or informal authority which identifies the issuer of such instrument.

If for any taxable year a Portfolio does not qualify as a RIC, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as dividend income to the extent of the Portfolio’s current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

Qualification of Segregated Asset Accounts

Each Portfolio must comply with the diversification requirements imposed by section 817(h) of the Code and the regulations thereunder. A segregated asset account will be adequately diversified if it satisfies one of two alternative tests set forth in the U.S. Treasury Regulations. Specifically, the U.S. Treasury Regulations provide that, except as permitted by the “safe harbor” discussed below, as of the end of each calendar quarter (or within 30 days thereafter) no more than 55% of the segregated asset account’s total

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assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each U.S. government agency and instrumentality is considered a separate issuer. As a safe harbor, a segregated asset account will be treated as being adequately diversified if the diversification requirements under Subchapter M of the Code are satisfied and no more than 55% of the value of the account’s total assets are cash and cash items, U.S. government securities and securities of other RICs. In addition, a segregated asset account with respect to a variable life insurance contract is treated as adequately diversified to the extent of its investment in securities issued by the U.S. Treasury.

For purposes of these alternative diversification tests, a segregated asset account investing in shares of a RIC will be entitled to “look through” the RIC to its pro rata portion of the RIC’s assets, provided that the shares of such RIC are generally held only by segregated asset accounts of insurance companies and certain fund managers in connection with the creation or management of a Portfolio (a “Closed Fund”).

For a Variable Contract to qualify for tax deferral, assets in the Separate Accounts supporting the contract must be considered to be owned by the insurance company and not by the contract owner.  Under current U.S. tax law, if a contract owner has excessive control over the investments made by a Separate Account, or the underlying fund, the contract owner will be taxed currently on income and gains from the account or fund.  In other words, in such a case of “investor control” the contact owner would not derive the tax benefits normally associated with variable life insurance or variable annuities.

Generally, according to the IRS, there are two ways that impermissible investor control may exist.  The first relates to the design of the contract or the relationship between the contract and a separate account or underlying fund. For example, at various times, the IRS has focused on, among other factors, the number and type of investment choices available pursuant to a given variable contract, whether the contract offers access to funds that are available to the general public, the number of transfers that a contract owner may make from one investment option to another, and the degree to which a contract owner may select or control particular investments.

With respect to this first aspect of investor control, we believe that the design of our contracts and the relationship between our contracts and the Portfolios satisfy the current view of the IRS on this subject, such that the investor control doctrine should not apply. However, because of some uncertainty with respect to this subject and because the IRS may issue further guidance on this subject, we reserve the right to make such changes as we deem necessary or appropriate to reduce the risk that your contract might not qualify as a life insurance contract or as an annuity for tax purposes.

The second way that impermissible investor control might exist concerns your actions.  Under the IRS pronouncements, you may not select or control particular investments, other than choosing among broad investment choices such as selecting a particular Portfolio.  You may not select or direct the purchase or sale of a particular investment of a Portfolio.  All investment decisions concerning the Portfolios must be made by the portfolio manager for such Portfolio in his or her sole and absolute discretion, and not by the contract owner.  Furthermore, under the IRS pronouncements, you may not communicate directly or indirectly with such a portfolio manager or any related investment officers concerning the selection, quality, or rate of return on any specific investment or group of investments held by a Portfolio.

Finally, the IRS may issue additional guidance on the investor control doctrine, which might further restrict your actions or features of the Variable Contract.  Such guidance could be applied retroactively.  If any of the rules outlined above are not complied with, the IRS may seek to tax you currently on income and gains from a Portfolio such that you would not derive the tax benefits normally associated with variable life insurance or variable annuities.  Although highly unlikely, such an event may have an

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adverse impact on the fund and other Variable Contracts.  You should review your Variable Contract’s Prospectus and SAI and you should consult your own tax adviser as to the possible application of the “investor control” doctrine to you.

The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the income received in connection therewith by the Portfolios.  Income from the disposition of foreign currencies (except certain gains there from that may be excluded by future regulations); and income from transactions in options, futures, and forward contracts derived by a Portfolio with respect to its business of investing in securities or foreign currencies, are expected to qualify as permissible income under the Income Requirement.

If a Portfolio fails to qualify to be taxed as a RIC, the Portfolio will be subject to federal, and possibly state, corporate taxes on its taxable income and gains (without any deduction for its distributions to its shareholders) and distributions to its shareholders will institute ordinary income to the extent of such Portfolio’s available earnings and profits. Under certain circumstances, a Portfolio could cure such a failure and maintain its RIC status. Owners of Variable Contracts which have invested in a Portfolio might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral. In addition, if a Portfolio failed to comply with the diversification requirements of section 817(h) of the Code and the regulations thereunder, owners of Variable Contracts which have invested in the Portfolio could be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. For additional information concerning the consequences of failure to meet the requirements of section 817(h), see the prospectuses for the Variable Contracts.

Excise Tax on RICs

Generally, a RIC must distribute substantially all of its ordinary income and capital gains in accordance with a calendar year distribution requirement in order to avoid a nondeductible 4% excise tax.  However, the excise tax does not apply when a Portfolio’s only shareholders are segregated asset accounts of life insurance companies held in connection with Variable Contracts.  To avoid the excise tax, each Portfolio that does not qualify for this exemption intends to make its distributions in accordance with the calendar year distribution requirement.

Effect of Future Legislation; Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the U.S. Treasury Regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

Rules of state and local taxation often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of state and local tax rules affecting investment in a Portfolio.

The foregoing is only a general summary of some of the applicable provisions of the Code and U.S. Treasury Regulations now in effect as currently interpreted by the courts and the IRS.  The Code and the Regulations, as well as the current interpretations thereof, may change at any time.  No attempt is made to

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present a complete explanation of the federal tax treatment of each Portfolio’s activities, and this discussion and the discussion in the prospectus and/or statements of additional information for the Variable Contracts are not intended as a substitute for careful tax planning.  Accordingly, potential investors are urged to consult their own tax advisers for more detailed information and for information regarding any state, local, or foreign taxes applicable to the Variable Contracts and the holders thereof.

Capital Loss Carryforwards

Pursuant to recently enacted legislation, net capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward without expiration. Net capital losses incurred in taxable years beginning on or before December 22, 2010 can be carried forward for eight taxable years. Capital loss carryforwards were the following as of December 31, 2012:

Portfolio		Amount	Expiration Dates

ING Solution Income Portfolio	Total	$(11,897,748)	2017

ING Solution 2015 Portfolio		$(35,071,071)	2017
		$(4,233,809)	2018
Total		$(39,304,880)

ING Solution 2025 Portfolio		$(17,860,480)	2017
		$(26,382,916)	2018
Total		$(44,243,396)

ING Solution 2035 Portfolio	Total	$(12,874,985)	2018

ING Solution 2045 Portfolio	Total	$(4,597,176)	2018

CALCULATION OF PERFORMANCE DATA

From time to time, the Portfolios may advertise its average annual total return over various periods of time include the total return of the Portfolios in advertisements or sales literature.  In the case of Variable Contracts, performance information for a Portfolio will not be advertised or included in sales literature unless accompanied by comparable performance information for the separate account to which the Portfolio offers its shares.

Average Annual Total Return Quotations

Quotations of average annual total return for a Portfolio will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Portfolio over certain periods that will include periods of one, five, and ten years (or, if less, up to the life of the Portfolio), calculated pursuant to the following formula: P (1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period).  Quotations of total return may also be shown for other periods.  All total return figures reflect the deduction of a proportional share of Portfolio expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.

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Because ING Solution Aggressive Portfolio had not commenced operations as of the date of this SAI, no performance information for the Portfolio is included in the table below. The table below provides the average annual total returns of each class of the Portfolios (except ING Solution Aggressive Portfolio) for the period ended December 31, 2012. Each Portfolio’s past performance is no guarantee of future results.

	1	5	10	Since	Date of
	Year	Years	Years	Inception	Inception
ING Solution Balanced Portfolio
Class ADV	13.35%	0.84%	N/A	0.41%	07/02/07
Class I	13.86%	1.46%	N/A	1.05%	07/02/07
Class S	13.71%	1.20%	N/A	0.78%	07/02/07
Class S (adjusted for Class S2)	13.54%	1.05%	N/A	0.62%	07/02/07
Class S2	13.54%	N/A	N/A	6.57%	04/30/10
ING Solution Conservative Portfolio
Class ADV	10.19%	N/A	N/A	5.65%	04/30/10
Class I	10.60%	N/A	N/A	6.19%	04/30/10
Class S	10.34%	N/A	N/A	5.90%	04/30/10
Class S2	10.23%	N/A	N/A	5.74%	04/30/10
ING Solution Income Portfolio
Class ADV	9.57%	3.10%	N/A	4.04%	04/29/05
Class I	10.12%	3.62%	N/A	4.57%	04/29/05
Class S	9.77%	3.35%	N/A	4.30%	04/29/05
Class S (adjusted for Class S2)	9.60%	3.20%	N/A	4.15%	04/29/05
Class S2	9.62%	N/A	N/A	8.97%	05/28/09
Class T	9.29%	2.89%	N/A	3.63%	08/31/05
ING Solution Moderately Aggressive Portfolio
Class ADV	15.07%	N/A	N/A	6.64%	04/30/10
Class I	15.62%	N/A	N/A	7.20%	04/30/10
Class S	15.28%	N/A	N/A	6.91%	04/30/10
Class S2	15.18%	N/A	N/A	6.79%	04/30/10
ING Solution Moderately Conservative Portfolio
Class ADV	11.79%	2.17%	N/A	1.97%	07/02/07
Class I	12.23%	2.91%	N/A	2.72%	07/02/07
Class S	11.99%	2.59%	N/A	2.39%	07/02/07
Class S (adjusted for Class S2)	11.84%	2.44%	N/A	2.24%	07/02/07
Class S2	11.85%	N/A	N/A	6.37%	04/30/10
ING Solution 2015 Portfolio
Class ADV	11.14%	1.70%	N/A	3.91%	04/29/05
Class I	11.70%	2.20%	N/A	4.44%	04/29/05
Class S	11.48%	1.95%	N/A	4.18%	04/29/05
Class S (adjusted for Class S2)	11.32%	1.80%	N/A	4.03%	04/29/05
Class S2	11.22%	N/A	N/A	10.68%	05/28/09
Class T	10.98%	1.49%	N/A	3.22%	08/31/05
ING Solution 2020 Portfolio
Class ADV	11.76%	N/A	N/A	16.79%	10/03/11
Class I	12.22%	N/A	N/A	17.27%	10/03/11
Class S	11.90%	N/A	N/A	16.91%	10/03/11
Class S2	11.88%	N/A	N/A	16.89%	10/03/11

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	1	5	10	Since	Date of
	Year	Years	Years	Inception	Inception
Class T	11.53%	N/A	N/A	16.51%	10/03/11
ING Solution 2025 Portfolio
Class ADV	13.24%	0.56%	N/A	3.64%	04/29/05
Class I	13.83%	1.06%	N/A	4.19%	04/29/05
Class S	13.44%	0.80%	N/A	3.91%	04/29/05
Class S (adjusted for Class S2)	13.26%	0.65%	N/A	3.76%	04/29/05
Class S2	13.33%	N/A	N/A	11.90%	05/28/09
Class T	12.95%	0.35%	N/A	2.75%	08/31/05
ING Solution 2030 Portfolio
Class ADV	13.48%	N/A	N/A	20.07%	10/03/11
Class I	13.94%	N/A	N/A	20.55%	10/03/11
Class S	13.62%	N/A	N/A	20.19%	10/03/11
Class S2	13.60%	N/A	N/A	20.17%	10/03/11
Class T	13.25%	N/A	N/A	19.79%	10/03/11
ING Solution 2035 Portfolio
Class ADV	14.89%	0.08%	N/A	3.76%	04/29/05
Class I	15.37%	0.56%	N/A	4.29%	04/29/05
Class S	15.09%	0.33%	N/A	4.03%	04/29/05
Class S (adjusted for Class S2)	14.94%	0.18%	N/A	3.88%	04/29/05
Class S2	14.97%	N/A	N/A	12.50%	05/28/09
Class T	14.59%	(0.13)%	N/A	2.79%	08/31/05
ING Solution 2040 Portfolio
Class ADV	14.70%	N/A	N/A	22.61%	10/03/11
Class I	15.34%	N/A	N/A	23.24%	10/03/11
Class S	15.02%	N/A	N/A	22.89%	10/03/11
Class S2	14.91%	N/A	N/A	22.79%	10/03/11
Class T	14.56%	N/A	N/A	22.41%	10/03/11
ING Solution 2045 Portfolio
Class ADV	15.23%	(0.55)%	N/A	3.76%	04/29/05
Class I	15.81%	(0.05)%	N/A	4.28%	04/29/05
Class S	15.47%	(0.31)%	N/A	4.01%	04/29/05
Class S (adjusted for Class S2)	15.29%	(0.45)%	N/A	3.86%	04/29/05
Class S2	15.37%	N/A	N/A	12.79%	05/28/09
Class T	14.98%	(0.75)%	N/A	2.60%	08/31/05
ING Solution 2050 Portfolio
Class ADV	14.78%	N/A	N/A	22.68%	10/03/11
Class I	15.42%	N/A	N/A	23.32%	10/03/11
Class S	15.01%	N/A	N/A	22.88%	10/03/11
Class S2	14.90%	N/A	N/A	22.78%	10/03/11
Class T	14.65%	N/A	N/A	22.48%	10/03/11
ING Solution 2055 Portfolio
Class ADV	15.27%	N/A	N/A	7.75%	03/08/10
Class I	15.80%	N/A	N/A	8.25%	03/08/10
Class S	15.53%	N/A	N/A	8.00%	03/08/10
Class S2	15.30%	N/A	N/A	7.83%	03/08/10
Class T	14.95%	N/A	N/A	7.49%	03/08/10

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COMBINATION WITH ING SOLUTION INCOME PORTFOLIO

When ING Solution 2015, ING Solution 2020, ING Solution 2025, ING Solution 2030, ING Solution 2035, ING Solution 2040, ING Solution 2045, ING Solution 2050, and ING Solution 2055 each reaches its Target Date (as defined in the Prospectuses), it may be combined with ING Solution Income Portfolio, without a vote of shareholders, if the Company’s Board determines that combining such Portfolio with the ING Solution Income Portfolio would be in the best interest of the Portfolios and their shareholders. Prior to any combination (which likely would take the form of a re-organization and may occur on or after each Portfolio’s Target Date), the Portfolio will notify shareholders of such Portfolio of the combination and any tax consequences. If, and when, such a combination occurs, shareholders of a Portfolio will become shareholders of ING Solution Income Portfolio.

GENERAL INFORMATION

Capitalization

The Company is organized as a Maryland corporation.  The Articles of Incorporation authorize the Company to issue twenty billion, six hundred million (20,600,000,000) shares of common stock with a par value of $0.001 per share. The shares are non-assessable, transferable, redeemable and do not have pre-emptive rights or cumulative voting rights. The shares may be issued as whole or fractional shares and are uncertificated. The Articles of Incorporation authorize the Directors to create and classify shares of Capital Stock into one or more classes of shares.  The Directors have classified shares of ING Solution Income Portfolio, ING Solution 2015 Portfolio, ING Solution 2020 Portfolio, ING Solution 2025 Portfolio, ING Solution 2030 Portfolio, ING Solution 2035 Portfolio, ING Solution 2040 Portfolio, ING Solution 2045 Portfolio, ING Solution 2050 Portfolio, and ING Solution 2055 Portfolio into five classes: Class ADV shares, Class I shares, Class S shares, Class S2 shares and Class T shares.  The Directors have classified shares of each of the ING Solution Aggressive Portfolio, ING Solution Balanced Portfolio, ING Solution Conservative Portfolio, ING Solution Moderately Aggressive Portfolio, and ING Solution Moderately Conservative Portfolio into four classes: Class ADV, Class I, Class S and Class S2.

Voting Rights

Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote in the election of Directors (to the extent hereinafter provided) and on other matters submitted to the vote of the shareholders, however to the extent that any matter does not affect the interest of a particular Portfolio or share class, only shareholders of the affected Portfolios or shares classes shall be entitled to vote.  Certain shareholders of the Portfolios are the insurance companies for their separate accounts using the Portfolios to fund variable annuity (“VA”) Contracts and variable life insurance (“VLI”) Contracts. The insurance company depositors of the separate accounts pass voting rights attributable to shares held for VA Contracts and VLI Contracts through to Contract owners as described in the prospectus for the applicable VA or VLI Contract.

Shareholder Meetings

The Directors shall continue to hold office until the Annual Meeting of Shareholders next held after his/her election, or until his/her successor is duly elected and qualified. No annual meeting of the shareholders for the purpose of electing Directors will be held. However, Shareholders holding a majority of outstanding shares may request a special meeting for the purpose of removing and replacing a Director. Vacancies on the Board occurring between any such meetings shall be filled by the remaining Directors. Any Director may also voluntarily resign from office. Voting rights are not cumulative, so that the holders

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of more than 50% of the shares voting in the election of Directors can, if they choose to do so, elect all the Directors, in which event the holders of the remaining shares will be unable to elect any person as a Director.

Special shareholder meetings may be called when requested in writing by the holders of not less than 50% of the outstanding voting shares of a Portfolio. Any request must state the purposes of the proposed meeting.

Articles of Incorporation

The Articles of Incorporation of the Company may be amended if duly advised by a majority of the Directors and approved by the affirmative vote of a majority of votes entitled to be cast.

Registration Statement

This SAI and the corresponding Prospectuses do not contain all the information included in the Company’s Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectuses.  Certain portions of the Registration Statement have been omitted pursuant to the rules and regulation of the SEC.

The Registration Statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

Statements contained herein and in the Prospectuses as to the contents of any contract or other documents referred to, are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

FINANCIAL STATEMENTS

The fiscal year of the Company ends on December 31. The financial statements and the independent registered public accounting firm’s report thereon, appearing in the Portfolios’ annual shareholder report for the period ended December 31, 2012 are incorporated by reference in this SAI. An annual shareholder report containing financial statements audited by the Company’s independent registered public accounting firm and an unaudited semi-annual report will be sent to shareholders each year. Annual and unaudited semi-annual shareholder reports may be obtained without charge by contacting the Company at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258, or calling (800)-992-0180.

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APPENDIX A

DESCRIPTION OF CORPORATE BOND RATINGS

MOODY’S INVESTORS SERVICE, INC.

Aaa — Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edge.”  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa — Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A — Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa — Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba — Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B — Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

The modifier 1 indicates that the bond ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates the issuer ranks in the lower end of its rating category.

STANDARD & POOR’S RATINGS SERVICES

AAA — Bonds rated AAA have the highest rating assigned by Standard & Poor’s to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA — Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A-1

A — Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB — Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB — Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, the bonds face major uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B — Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The ratings from “AA” to “B” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

FITCH RATINGS

AAA: Bonds considered to be investment-grade and of the highest quality. The obligor has an exceptionally strong ability to pay interest and repay principal which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment-grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong although not quite as strong as bonds rated “AAA”. Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated “F-1+”.

A: Bonds considered to be investment-grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment-grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment-grade is higher than for bonds with higher ratings.

BB: Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

A-2

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C:  Bonds are in imminent default in payment of interest or principal.

Plus (+) Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the “AAA” category.

NR: Indicates that Fitch does not rate the specific issue.

Conditional: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Suspended: A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

Withdrawn: A rating will be withdrawn when an issue matures or is called or refinanced, and, at Fitch’s discretion, when an issuer fails to furnish proper and timely information.

RatingWatch: Ratings are placed on RatingWatch to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for potential downgrade, or “Evolving”, where ratings may be raised or lowered. RatingWatch is relatively short-term, and should be resolved within 12 months.

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APPENDIX B - PROXY VOTING PROCEDURES AND GUIDELINES

ING FUNDS

PROXY VOTING PROCEDURES AND GUIDELINES

Effective Date:  July 10, 2003

Revision Date:  March 7, 2013

B-1

I.	Introduction	1
II.	Compliance Committee	1
III.	Delegation of Voting Authority	1
IV.	Approval and Review of Procedures	3
V.	Voting Procedures and Guidelines	3
VI.	Conflicts of Interest	7
VII.	Reporting and Record Retention	7
EXHIBIT 1 — List of ING Funds		8
EXHIBIT 2 — Proxy Voting Procedures of the Advisers		9
I.	Introduction	9
II.	Roles and Responsibilities	9
III.	Voting Procedures	12
IV.	Assessment of the Agent and Conflicts of Interest	14
V.	Reporting and Record Retention	16
APPENDIX 1 — Proxy Group		17
EXHIBIT 3 — Proxy Voting Guidelines of the ING Funds		18
I.	Introduction	18
II.	Guidelines	18
General Policies		18
1.	The Board of Directors	19
2.	Proxy Contests	26
3.	Auditors	27
4.	Proxy Contest Defenses	27
5.	Tender Offer Defenses	28
6.	Miscellaneous	29
7.	Capital Structure	31
8.	Executive and Director Compensation	34
9.	State of Incorporation	38
10.	Mergers and Corporate Restructurings	38
11.	Mutual Fund Proxies	39
12.	Social and Environmental Issues	39
13.	Global Proxies	40

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I.                                        Introduction

The following are the Proxy Voting Procedures and Guidelines (the “Procedures and Guidelines”) of the ING Funds set forth on Exhibit 1 attached hereto and each portfolio or series thereof, except for any “Sub-Adviser-Voted Series” identified on Exhibit 1 and further described in Section III below (each non-Sub-Adviser-Voted Series hereinafter referred to as a “Fund” and collectively, the “Funds”).  The purpose of these Procedures and Guidelines is to set forth the process by which each Fund subject to these Procedures and Guidelines will vote proxies related to the equity assets in its investment portfolio (the “portfolio securities”).  The term “proxies” as used herein shall include votes in connection with annual and special meetings of equity stockholders but not those regarding bankruptcy matters and/or related plans of reorganization.  The Procedures and Guidelines have been approved by the Funds’ Boards of Trustees/Directors(1) (each a “Board” and collectively, the “Boards”), including a majority of the independent Trustees/Directors(2) of the Board.  These Procedures and Guidelines may be amended only by the Board.  The Board shall review these Procedures and Guidelines at its discretion, and make any revisions thereto as deemed appropriate by the Board.

II.                                   Compliance Committee

The Boards hereby delegate to the Compliance Committee of each Board (each a “Committee” and collectively, the “Committees”) the authority and responsibility to oversee the implementation of these Procedures and Guidelines, and where applicable, to make determinations on behalf of the Board with respect to the voting of proxies on behalf of each Fund.  Furthermore, the Boards hereby delegate to each Committee the authority to review and approve material changes to proxy voting procedures of any Fund’s investment adviser (the “Adviser”).  The Proxy Voting Procedures of the Adviser (the “Adviser Procedures”) are attached hereto as Exhibit 2.  Any determination regarding the voting of proxies of each Fund that is made by a Committee, or any member thereof, as permitted herein, shall be deemed to be a good faith determination regarding the voting of proxies by the full Board.  Each Committee may rely on the Adviser through the Proxy Coordinator, Agent, and/or Proxy Group (as such terms are defined in the Adviser Procedures (Exhibit 2, Sections II.A., B., and C., respectively)) to deal in the first instance with the application of these Procedures and Guidelines.  Each Committee shall conduct itself in accordance with its charter.

III.                              Delegation of Voting Authority

Except as otherwise provided for herein, the Board hereby delegates to the Adviser to each Fund the authority and responsibility to vote all proxies with respect to all portfolio securities of the

(1)         Reference in these Procedures to one or more Funds shall, as applicable, mean those Funds that are under the jurisdiction of the particular Board or Compliance Committee at issue.  No provision in these Procedures is intended to impose any duty upon the particular Board or Compliance Committee with respect to any other Fund.

(2)         The independent Trustees/Directors are those Board members who are not “interested persons” of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

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Fund in accordance with the current proxy voting procedures and guidelines that have been approved by the Board.  The Board may revoke such delegation with respect to any proxy or proposal, and assume the responsibility of voting any Fund proxy or proxies as it deems appropriate.  Non-material amendments to the Procedures and Guidelines may be approved for immediate implementation by the President or Chief Financial Officer of a Fund, subject to ratification at the next regularly scheduled meeting of the Compliance Committee.

A Board may elect to delegate the voting of proxies to the Sub-Adviser of a portfolio or series of the ING Funds.  In so doing, the Board shall also approve the Sub-Adviser’s proxy policies for implementation on behalf of such portfolio or series (a “Sub-Adviser-Voted Series”).  Sub-Adviser-Voted Series shall not be covered under these Procedures and Guidelines but rather shall be covered by such Sub-Adviser’s proxy policies, provided that the Board, including a majority of the independent Trustees/Directors(3), has approved them on behalf of such Sub-Adviser-Voted Series, and ratifies any subsequent changes at the next regularly scheduled meeting of the Compliance Committee and the Board.

When a Fund participates in the lending of its securities and the securities are on loan at record date, proxies related to such securities will not be forwarded to the Adviser by the Fund’s custodian and therefore will not be voted.  However, the Adviser shall use best efforts to recall or restrict specific securities from loan for the purpose of facilitating a “material” vote as described in the Adviser Procedures.

Funds that are “funds-of-funds” will “echo” vote their interests in underlying mutual funds, which may include ING Funds (or portfolios or series thereof) other than those set forth on Exhibit 1 attached hereto.  This means that, if the fund-of-funds must vote on a proposal with respect to an underlying investment company, the fund-of-funds will vote its interest in that underlying fund in the same proportion all other shareholders in the underlying investment company voted their interests.

However, if the underlying fund has no other shareholders, the fund-of-funds will vote as follows:

A.                                    If the fund-of-funds and the underlying fund are being solicited to vote on the same proposal (e.g., the election of fund directors/trustees), the fund-of-funds will vote the shares it holds in the underlying fund in the same proportion as all votes received from the holders of the fund-of-funds’ shares with respect to that proposal; and

B.                                    If the fund-of-funds is being solicited to vote on a proposal for an underlying fund (e.g., a new Sub-Adviser to the underlying fund), and there is no corresponding proposal at the fund-of-funds level, the Board shall determine the most appropriate method of voting with respect to the underlying fund proposal

(3)         The independent Trustees/Directors are those Board members who are not “interested persons” of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

2

The foregoing procedure shall also apply to any ING Fund (an “Investing Fund”) that, while not a fund-of-funds, invests in one or more underlying funds.  Accordingly:

A.                                    Each Investing Fund will “echo” vote its interests in an underlying fund, if the underlying fund has shareholders other than the Investing Fund;

B.                                    In the event an underlying fund has no other shareholders, and the Investing Fund and the underlying fund are being solicited to vote on the same proposal, the Investing Fund will vote its interests in the underlying fund in the same proportion as all votes received from the holders of its own shares on that proposal; and

C.                                    In the event an underlying fund has no other shareholders, and there is no corresponding proposal at the Investing Fund level, the Board shall determine the most appropriate method of voting with respect to the underlying fund proposal.

A fund that is a “feeder” fund in a master-feeder structure does not echo vote.  Rather, it passes votes requested by the underlying master fund to its shareholders.  This means that, if the feeder fund is solicited by the master fund, it will request instructions from its own shareholders, either directly or, in the case of an insurance-dedicated Fund, through an insurance product or retirement plan, as to the manner in which to vote its interest in an underlying master fund.

When a Fund is a feeder in a master-feeder structure, proxies for the portfolio securities owned by the master fund will be voted pursuant to the master fund’s proxy voting policies and procedures.  As such, and except as otherwise noted herein with respect to vote reporting requirements, feeder Funds shall not be subject to these Procedures and Guidelines.

IV.                               Approval and Review of Procedures

Each Fund’s Adviser has adopted proxy voting procedures in connection with the voting of portfolio securities for the Funds as attached hereto in Exhibit 2.  The Board hereby approves such procedures.  All material changes to the Adviser Procedures must be approved by the Board or the Compliance Committee prior to implementation; however, the President or Chief Financial Officer of a Fund may make such non-material changes as they deem appropriate, subject to ratification by the Board or the Compliance Committee at its next regularly scheduled meeting.

V.                                    Voting Procedures and Guidelines

The Guidelines that are set forth in Exhibit 3 hereto specify the manner in which the Funds generally will vote with respect to the proposals discussed therein.

Unless otherwise noted, the defined terms used hereafter shall have the same meaning as defined in the Adviser Procedures.

A.            Routine Matters

The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear policy (e.g., “For,” “Against,” “Withhold,” or “Abstain”) on a proposal.  However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it

3

appears to involve unusual or controversial issues, or an Investment Professional (as such term is defined in the Adviser Procedures (Exhibit 2, Section II.D.)) recommends a vote contrary to the Guidelines.

B.            Matters Requiring Case-by-Case Consideration

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted “case-by-case” consideration.

Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

Except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation, the Proxy Coordinator will forward the Agent’s analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent, or any other source to the Proxy Group.  The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration.  In the event quorum requirements cannot be timely met in connection with a voting deadline, it shall be the policy of the Funds to vote in accordance with the Agent’s recommendation, unless the Agent’s recommendation is deemed to be conflicted as provided for under the Adviser Procedures, in which case no action shall be taken on such matter (i.e., a “Non-Vote”).

1.     Within-Guidelines Votes:  Votes in Accordance with a Fund’s Guidelines and/or where applicable, Agent Recommendation

In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner, except that the Proxy Coordinator may first consult with a Fund’s Compliance Committee as described in Section V.B.5. below.  Except as provided for herein, no Conflicts Report (as such term is defined in the Adviser Procedures (Exhibit 2, Section IV.B.)) is required in connection with Within-Guidelines Votes.

2.     Non-Votes:  Votes in Which No Action is Taken

The Proxy Group may recommend that a Fund refrain from voting under circumstances including, but not limited to, the following:  (1) if the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with fractional shares, securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies,

4

particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security.  In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.  The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group’s review of a specific proxy.

Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders’ rights are limited, Non-Votes may also occur in connection with a Fund’s related inability to timely access ballots or other proxy information in connection with its portfolio securities.

Non-Votes may also result in certain cases in which the Agent’s recommendation has been deemed to be conflicted, as described in V.B. above and V.B.4. below.

3.     Out-of-Guidelines Votes:  Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent’s Recommendation is Conflicted

If the Proxy Group recommends that a Fund vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter and the Procedures and Guidelines are silent, or the Agent’s recommendation on a matter is deemed to be conflicted as provided for under the Adviser Procedures, the Proxy Coordinator will then request that all members of the Proxy Group, including any members who abstained from voting on the matter or were not in attendance at the meeting at which the relevant proxy is being considered, and each Investment Professional participating in the voting process complete a Conflicts Report.  As provided for in the Adviser Procedures, the Proxy Coordinator shall be responsible for identifying to Counsel potential conflicts of interest with respect to the Agent.

If Counsel determines that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group, or the participating Investment Professional(s), the Proxy Coordinator will then contact the Compliance Committee(s) and forward to such Committee(s) all information relevant to their review, including the following materials or a summary thereof:  the applicable Procedures and Guidelines, the recommendation of the Agent, where applicable, the recommendation of the Investment Professional(s), where applicable, any resources used by the Proxy Group in arriving at its recommendation, the Conflicts Report and any other written materials establishing whether a conflict of interest exists, and findings of Counsel (as such term is defined in the Adviser Procedures (Exhibit 2, Section IV.A.)).  Upon Counsel’s finding that a conflict of interest exists with respect to one or more members of the Proxy Group or the Advisers generally, the remaining members of the Proxy Group shall not be required to complete a Conflicts Report in connection with the proxy.

5

If Counsel determines that there does not appear to be a conflict of interest with respect to the Agent, any member of the Proxy Group, or the participating Investment Professional(s), the Proxy Coordinator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

A vote that is contrary to the Agent’s recommendation, but is based on input from an Investment Professional provided in connection with a Guideline requiring case-by-case review while specifying that primary consideration will be given to such input, shall be not be deemed an Out-of-Guidelines Vote if the Investment Professional completes and returns a Conflicts Report and Counsel determines that no conflict of interest appears to be present.  The Proxy Group shall not be required to complete a Conflicts Report in connection with such votes.

4.     Referrals to a Fund’s Compliance Committee

A Fund’s Compliance Committee may consider all recommendations, analysis, research and Conflicts Reports provided to it by the Agent, Proxy Group and/or Investment Professional(s), and any other written materials used to establish whether a conflict of interest exists, in determining how to vote the proxies referred to the Committee.  The Committee will instruct the Agent through the Proxy Coordinator how to vote such referred proposals.

The Proxy Coordinator shall use best efforts to timely refer matters to a Fund’s Committee for its consideration.  In the event any such matter cannot be timely referred to or considered by the Committee, it shall be the policy of the Funds to vote in accordance with the Agent’s recommendation, unless the Agent’s recommendation is conflicted on a matter, in which case no action shall be taken on such matter (i.e., a “Non-Vote”).

The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund’s Committee, as well as all applicable recommendations, analysis, research, Conflicts Reports and vote determinations.

5.     Consultation with a Fund’s Compliance Committee

The Proxy Coordinator may consult with the Chair of a Fund’s Compliance Committee for guidance on behalf of the Committee if application of the Procedures and Guidelines is unclear or in connection with any unusual or controversial issue or a recommendation received from an Investment Professional.  The Chair may consider all recommendations, analysis, research, or Conflicts Reports provided by the Agent, Proxy Group, and/or Investment Professional(s).  The Chair may provide guidance or direct the Proxy Coordinator to refer the proposal(s) to the full Compliance Committee.  The guidance of the Chair, or the Committee, as applicable, shall be given primary consideration by the Proxy Group in making a vote determination.

6

The Proxy Coordinator will maintain a record of all proxy questions that have been referred to the Chair or Committee for guidance, as well as all applicable recommendations, analysis, research, Conflicts Reports and vote determinations.

VI.                               Conflicts of Interest

In all cases in which a vote has not been clearly determined in advance by the Procedures and Guidelines or for which the Proxy Group recommends an Out-of-Guidelines Vote, and Counsel has determined that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group, or any Investment Professional participating in the voting process, the proposal shall be referred to the Fund’s Committee for determination so that the Adviser shall have no opportunity to exercise voting discretion over a Fund’s proxy in a situation in which the Adviser or certain other related parties or the Agent may be deemed to have a conflict of interest.  In the event a member of a Fund’s Committee believes he/she has a conflict of interest that would preclude him/her from making a voting determination in the best interests of the beneficial owners of the applicable Fund, such Committee member shall so advise the Proxy Coordinator and recuse himself/herself with respect to determinations regarding the relevant proxy.

VII.                          Reporting and Record Retention

A.            Reporting by the Funds

Annually in August, each Fund will post its proxy voting record, or a link thereto, for the prior one-year period ending on June 30th on the ING Funds’ website.  The proxy voting record for each Fund will also be available on Form N-PX in the EDGAR database on the website of the Securities and Exchange Commission (“SEC”).  For any Fund that is a feeder in a master/feeder structure, no proxy voting record related to the portfolio securities owned by the master fund will be posted on the ING Funds’ website or included in the Fund’s Form N-PX; however, a cross-reference to the master fund’s proxy voting record as filed in the SEC’s EDGAR database will be included in the Fund’s Form N-PX and posted on the ING Funds’ website.  If any feeder fund was solicited for vote by its underlying master fund during the reporting period, a record of the votes cast by means of the pass-through process described in Section III above will be included on the ING Funds’ website and in the Fund’s Form N-PX.

B.            Reporting to a Fund’s Compliance Committee

At each regularly scheduled meeting, the Committee will receive a report from the Proxy Coordinator indicating each proxy proposal, or a summary of such proposals, that was (1) voted Out-of-Guidelines, including any proposals voted Out-of-Guidelines pursuant to special circumstances raised by an Investment Professional; (2) voted Within Guidelines in cases in which an Investment Professional’s recommendation was not adopted by the Proxy Group; or (3) referred to the Committee for determination in accordance with Section V. hereof.  Such report shall indicate the name of the issuer, the substance of the proposal, a summary of the Investment Professional’s recommendation, where applicable and the reasons for voting, or recommending, an Out-of-Guidelines Vote or, in the case of (2) above, a Within-Guidelines Vote.

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EXHIBIT 1 — List of ING Funds

ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

ING EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

ING EMERGING MARKETS LOCAL BOND FUND

ING EQUITY TRUST

ING FUNDS TRUST

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

ING GLOBAL STRATEGIC INCOME FUND

ING INFRASTRUCTURE, INDUSTRIALS AND MATERIALS FUND

ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

ING INVESTORS TRUST(1)

ING MAYFLOWER TRUST

ING MUTUAL FUNDS

ING PARTNERS, INC.

ING PRIME RATE TRUST

ING RISK MANAGED NATURAL RESOURCES FUND

ING SENIOR INCOME FUND

ING SEPARATE PORTFOLIOS TRUST

ING VARIABLE INSURANCE TRUST

ING VARIABLE PRODUCTS TRUST

(1)   Sub-Adviser-Voted Series:  ING Franklin Mutual Shares Portfolio

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EXHIBIT 2 — Proxy Voting Procedures of the Advisers

ING Investments, LLC,

ING Investment Management Co. LLC

and

Directed Services LLC

I.                                        Introduction

ING Investments, LLC, ING Investment Management Co. LLC and Directed Services LLC (each an “Adviser” and collectively, the “Advisers”) are the investment advisers for the registered investment companies and each series or portfolio thereof (each a “Fund” and collectively, the “Funds”) comprising the ING family of funds.  As such, the Advisers have been delegated the authority to vote proxies with respect to securities for certain Funds over which they have day-to-day portfolio management responsibility.

The Advisers will abide by the proxy voting guidelines adopted by a Fund’s respective Board of Directors or Trustees (each a “Board” and collectively, the “Boards”) with regard to the voting of proxies unless otherwise provided in the proxy voting procedures adopted by a Fund’s Board.

In voting proxies, the Advisers are guided by general fiduciary principles.  Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages.  The Advisers will not subordinate the interest of beneficial owners to unrelated objectives.  Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

The following are the Proxy Voting Procedures of ING Investments, LLC, ING Investment Management Co. LLC and Directed Services LLC (the “Adviser Procedures”) with respect to the voting of proxies on behalf of their client Funds as approved by the respective Board of each Fund.

Unless otherwise noted, best efforts shall be used to vote proxies in all instances.

II.                                   Roles and Responsibilities

A.                                    Proxy Coordinator

The Proxy Coordinator identified in Appendix 1 will assist in the coordination of the voting of each Fund’s proxies in accordance with the ING Funds Proxy Voting Procedures and Guidelines (the “Procedures” or “Guidelines” and collectively the “Procedures and Guidelines”).  The Proxy Coordinator is authorized to direct the Agent to vote a Fund’s proxy in accordance with the Procedures and Guidelines unless the Proxy Coordinator receives a recommendation from an Investment Professional (as described below) to vote contrary to the Guidelines.  In such event, and in connection with proxy proposals requiring case-by-case consideration (except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to

9

vote in accordance with the Agent’s recommendation), the Proxy Coordinator will call a meeting of the Proxy Group (as described below).

Responsibilities assigned herein to the Proxy Coordinator, or activities in support thereof, may be performed by such members of the Proxy Group or employees of the Advisers’ affiliates as are deemed appropriate by the Proxy Group.

Unless specified otherwise, information provided to the Proxy Coordinator in connection with duties of the parties described herein shall be deemed delivered to the Advisers.

B.                                    Agent

An independent proxy voting service (the “Agent”), as approved by the Board of each Fund, shall be engaged to assist in the voting of Fund proxies for publicly traded securities through the provision of vote analysis, implementation, recordkeeping, and disclosure services.  The Agent is Institutional Shareholder Services Inc., a subsidiary of MSCI Inc.  The Agent is responsible for coordinating with the Funds’ custodians to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion.  To the extent applicable, the Agent is required to vote and/or refer all proxies in accordance with these Adviser Procedures.  The Agent will retain a record of all proxy votes handled by the Agent.  Such record must reflect all the information required to be disclosed in a Fund’s Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act.  In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to the Adviser upon request.

The Agent shall be instructed to vote all proxies in accordance with a Fund’s Guidelines, except as otherwise instructed through the Proxy Coordinator by the Advisers’ Proxy Group or a Fund’s Compliance Committee (“Committee”).

The Agent shall be instructed to obtain all proxies from the Funds’ custodians and to review each proxy proposal against the Guidelines.  The Agent also shall be requested to call the Proxy Coordinator’s attention to specific proxy proposals that although governed by the Guidelines appear to involve unusual or controversial issues.

Subject to the oversight of the Advisers, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services voting to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein.  Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified.

C.                                    Proxy Group

The Adviser shall establish a Proxy Group (the “Group” or “Proxy Group”) which shall assist in the review of the Agent’s recommendations when a proxy voting issue is referred to the Group through the Proxy Coordinator.  The members of the Proxy Group,

10

which may include employees of the Advisers’ affiliates, are identified in Appendix 1, as may be amended from time at the Advisers’ discretion.

A minimum of four (4) members of the Proxy Group (or three (3) if one member of the quorum is either the Fund’s Chief Investment Risk Officer or Chief Financial Officer) shall constitute a quorum for purposes of taking action at any meeting of the Group.  The vote of a simple majority of the members present and voting shall determine any matter submitted to a vote.  Tie votes shall be broken by securing the vote of members not present at the meeting; provided, however, that the Proxy Coordinator shall ensure compliance with all applicable voting and conflict of interest procedures and shall use best efforts to secure votes from all or as many absent members as may reasonably be accomplished.  A member of the Proxy Group may abstain from voting on any given matter, provided that quorum is not lost for purposes of taking action and that the abstaining member still participates in any conflict of interest processes required in connection with the matter.  The Proxy Group may meet in person or by telephone.  The Proxy Group also may take action via electronic mail in lieu of a meeting, provided that each Group member has received a copy of any relevant electronic mail transmissions circulated by each other participating Group member prior to voting and provided that the Proxy Coordinator follows the directions of a majority of a quorum (as defined above) responding via electronic mail.  For all votes taken in person or by telephone or teleconference, the vote shall be taken outside the presence of any person other than the members of the Proxy Group and such other persons whose attendance may be deemed appropriate by the Proxy Group from time to time in furtherance of its duties or the day-to-day administration of the Funds.  In its discretion, the Proxy Group may provide the Proxy Coordinator with standing instructions to perform responsibilities assigned herein to the Proxy Group, or activities in support thereof, on its behalf, provided that such instructions do not contravene any requirements of these Adviser Procedures or a Fund’s Procedures and Guidelines.

A meeting of the Proxy Group will be held whenever (1) the Proxy Coordinator receives a recommendation from an Investment Professional to vote a Fund’s proxy contrary to the Guidelines, or the recommendation of the Agent, where applicable, (2) the Agent has made no recommendation on a matter and the Procedures and Guidelines are silent, or (3) a matter requires case-by-case consideration, including those in which the Agent’s recommendation is deemed to be conflicted as provided for under these Adviser Procedures, provided that, if the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation and no issue of conflict must be considered, the Proxy Coordinator may implement the instructions without calling a meeting of the Proxy Group.

For each proposal referred to the Proxy Group, it will review (1) the relevant Procedures and Guidelines, (2) the recommendation of the Agent, if any, (3) the recommendation of the Investment Professional(s), if any, and (4) any other resources that any member of the Proxy Group deems appropriate to aid in a determination of a recommendation.

If the Proxy Group recommends that a Fund vote in accordance with the Procedures and Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the

11

Proxy Coordinator to so advise the Agent, except that the Proxy Coordinator shall follow any procedures established by a Fund’s Board with respect to recommendations received from an Investment Professional.

If the Proxy Group recommends that a Fund vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, or if the Agent’s recommendation on a matter is deemed to be conflicted, it shall follow the procedures for such voting as established by a Fund’s Board.  The Proxy Group may vote contrary to the Guidelines based on a recommendation from an Investment Professional, provided that incorporation of any such recommendation shall be subject to the conflict of interest review process established by a Fund’s Board.

The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration.  In the event quorum requirements cannot be timely met in connection with a voting deadline, the Proxy Coordinator shall follow the procedures for such voting as established by a Fund’s Board.

D.                                    Investment Professionals

The Funds’ Advisers, Sub-Advisers, and/or portfolio managers (each referred to herein as an “Investment Professional” and collectively, “Investment Professionals”) may submit, or be asked to submit, a recommendation to the Proxy Group regarding the voting of proxies related to the portfolio securities over which they have day-to-day portfolio management responsibility.  The Investment Professionals may accompany their recommendation with any other research materials that they deem appropriate or with a request that the vote be deemed “material” in the context of the portfolio(s) they manage, such that lending activity on behalf of such portfolio(s) with respect to the relevant security should be reviewed by the Proxy Group and considered for recall and/or restriction.  Input from the relevant Sub-Advisers and/or portfolio managers shall be given primary consideration in the Proxy Group’s determination of whether a given proxy vote is to be deemed material and the associated security accordingly restricted from lending.  The determination that a vote is material in the context of a Fund’s portfolio shall not mean that such vote is considered material across all Funds voting that meeting.  In order to recall or restrict shares timely for material voting purposes, the Proxy Group shall use best efforts to consider, and when deemed appropriate, to act upon, such requests timely, and requests to review lending activity in connection with a potentially material vote may be initiated by any relevant Investment Professional and submitted for the Proxy Group’s consideration at any time.

III.                              Voting Procedures

A.                                    In all cases, the Adviser shall follow the voting procedures as set forth in the Procedures and Guidelines of the Fund on whose behalf the Adviser is exercising delegated authority to vote.

B.                                    Routine Matters

The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear policy (e.g., “For,” “Against,” “Withhold,” or “Abstain”)

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on a proposal.  However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional recommends a vote contrary to the Guidelines.

C.                                    Matters Requiring Case-by-Case Consideration

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted “case-by-case” consideration.

Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

Except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation, the Proxy Coordinator will forward the Agent’s analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent, or any other source to the Proxy Group.  The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

1.              Within-Guidelines Votes:  Votes in Accordance with a Fund’s Guidelines and/or where applicable, Agent Recommendation

In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner, except that the Proxy Coordinator shall follow any procedures established by a Fund’s Board with respect to recommendations received from an Investment Professional.  Except as provided for herein, no Conflicts Report (as such term is defined herein) is required in connection with Within-Guidelines Votes.

2.              Non-Votes:  Votes in Which No Action is Taken

The Proxy Group may recommend that a Fund refrain from voting under circumstances including, but not limited to, the following:  (1) if the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with fractional shares, securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security.  In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.  The Proxy Group may provide the Proxy Coordinator with standing instructions

13

on parameters that would dictate a Non-Vote without the Proxy Group’s review of a specific proxy.

Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders’ rights are limited, Non-Votes may also occur in connection with a Fund’s related inability to timely access ballots or other proxy information in connection with its portfolio securities.

Non-Votes may also result in certain cases in which the Agent’s recommendation has been deemed to be conflicted, as provided for in the Funds’ Procedures.

3.              Out-of-Guidelines Votes:  Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent’s Recommendation is Conflicted

If the Proxy Group or where applicable, an Investment Professional, recommends that a Fund vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter and the Procedures and Guidelines are silent, or the Agent’s recommendation on a matter is deemed to be conflicted as provided for under these Adviser Procedures, the Proxy Coordinator will then implement the procedures for handling such votes as adopted by the Fund’s Board.

The Proxy Coordinator will maintain a record of all recommendations from Investment Professionals to vote contrary to the Guidelines, all proxy questions that have been referred to a Fund’s Compliance Committee, and all applicable recommendations, analysis, research, Conflicts Reports and vote determinations.

IV.                               Assessment of the Agent and Conflicts of Interest

In furtherance of the Advisers’ fiduciary duty to the Funds and their beneficial owners, the Advisers shall establish the following:

A.                                    Assessment of the Agent

The Advisers shall establish that the Agent (1) is independent from the Advisers, (2) has resources that indicate it can competently provide analysis of proxy issues, and (3) can make recommendations in an impartial manner and in the best interests of the Funds and their beneficial owners.  The Advisers shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the Advisers may deem reasonably appropriate and shall do so not less than annually as well as prior to engaging the services of any new proxy service.  The Agent shall also notify the Advisers in writing within fifteen (15) calendar days of any material change to information previously provided to an Adviser in connection with establishing the Agent’s independence, competence, or impartiality.

Information provided in connection with assessment of the Agent shall be forwarded to a member of the mutual funds practice group of ING U.S. Investment

14

Management (“Counsel”) for review.  Counsel shall review such information and advise the Proxy Coordinator as to whether a material concern exists and if so, determine the most appropriate course of action to eliminate such concern.

B.                                    Conflicts of Interest

The Advisers shall establish and maintain procedures to identify and address conflicts that may arise from time to time concerning the Agent.  Upon the Advisers’ request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to an Adviser, the Agent shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent’s proxy analysis or recommendations.  The Proxy Coordinator shall forward all such information to Counsel for review.  Counsel shall review such information and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present.  Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund’s Procedures and Guidelines.

In connection with their participation in the voting process for portfolio securities, each member of the Proxy Group, and each Investment Professional participating in the voting process, must act solely in the best interests of the beneficial owners of the applicable Fund.  The members of the Proxy Group may not subordinate the interests of the Fund’s beneficial owners to unrelated objectives, including taking steps to reasonably insulate the voting process from any conflict of interest that may exist in connection with the Agent’s services or utilization thereof.

For all matters for which the Proxy Group or where applicable, an Investment Professional, recommends an Out-of-Guidelines Vote, or for which a recommendation contrary to that of the Agent or the Guidelines has been received from an Investment Professional, the Proxy Coordinator will implement the procedures for handling such votes as adopted by the Fund’s Board, including completion of such Conflicts Reports as may be required under the Fund’s Procedures.  Completed Conflicts Reports should be provided to the Proxy Coordinator within two (2) business days and may be submitted to the Proxy Coordinator verbally, provided the Proxy Coordinator documents the Conflicts Report in writing.  Such Conflicts Report should describe any known conflicts of either a business or personal nature, and set forth any contacts with respect to the referral item with non-investment personnel in its organization or with outside parties (except for routine communications from proxy solicitors).  The Conflicts Report should also include written confirmation that any recommendation from an Investment Professional provided in connection with an Out-of-Guidelines Vote or under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

The Proxy Coordinator shall forward all Conflicts Reports to Counsel for review.  Counsel shall review each report and provide the Proxy Coordinator with a brief

15

statement regarding whether or not a material conflict of interest is present.  Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund’s Procedures and Guidelines.

V.                                    Reporting and Record Retention

The Adviser shall maintain the records required by Rule 204-2(c)(2), as may be amended from time to time, including the following: (1) A copy of each proxy statement received regarding a Fund’s portfolio securities.  Such proxy statements received from issuers are available either in the SEC’s EDGAR database or are kept by the Agent and are available upon request. (2) A record of each vote cast on behalf of a Fund. (3) A copy of any document created by the Adviser that was material to making a decision how to vote a proxy, or that memorializes the basis for that decision. (4) A copy of written requests for Fund proxy voting information and any written response thereto or to any oral request for information on how the Adviser voted proxies on behalf of a Fund.  All proxy voting materials and supporting documentation will be retained for a minimum of six (6) years, the first two (2) years in the Advisers’ office.

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APPENDIX 1 — Proxy Group

Name	Title or Affiliation

Stanley D. Vyner	Chief Investment Risk Officer and Executive Vice President, ING Investments, LLC

Todd Modic	Senior Vice President, ING Funds Services, LLC and ING Investments, LLC; and Chief Financial Officer of the ING Funds

Maria Anderson	Vice President, Fund Compliance, ING Funds Services, LLC

Karla J. Bos	Proxy Coordinator for the ING Funds and Vice President, Proxy Voting, ING Funds Services, LLC

Julius A. Drelick III, CFA	Senior Vice President, Head of Fund Compliance, ING Funds Services, LLC

Harley Eisner	Vice President, Financial Analysis, ING Funds Services, LLC

Evan Posner	Vice President and Counsel, ING Funds

Effective as of July 19, 2012

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EXHIBIT 3 — Proxy Voting Guidelines of the ING Funds

I.                                        Introduction

The following is a statement of the Proxy Voting Guidelines (“Guidelines”) that have been adopted by the respective Boards of Directors or Trustees of each Fund.  Unless otherwise provided for herein, any defined term used herein shall have the meaning assigned to it in the Funds’ and Advisers’ Proxy Voting Procedures (the “Procedures”).

Proxies must be voted in the best interest of the Fund(s).  The Guidelines summarize the Funds’ positions on various issues of concern to investors, and give a general indication of how Fund portfolio securities will be voted on proposals dealing with particular issues.  The Guidelines are not exhaustive and do not include all potential voting issues.

The Advisers, in exercising their delegated authority, will abide by the Guidelines as outlined below with regard to the voting of proxies except as otherwise provided in the Procedures.  In voting proxies, the Advisers are guided by general fiduciary principles.  Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages.  The Advisers will not subordinate the interest of beneficial owners to unrelated objectives.  Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

II.                                   Guidelines

The following Guidelines are grouped according to the types of proposals generally presented to shareholders of U.S. issuers:  Board of Directors, Proxy Contests, Auditors, Proxy Contest Defenses, Tender Offer Defenses, Miscellaneous, Capital Structure, Executive and Director Compensation, State of Incorporation, Mergers and Corporate Restructurings, Mutual Fund Proxies, and Social and Environmental Issues.  An additional section addresses proposals most frequently found in global proxies.

General Policies

These Guidelines apply to securities of publicly traded companies and to those of privately held companies if publicly available disclosure permits such application.  All matters for which such disclosure is not available shall be considered CASE-BY-CASE.

In all cases receiving CASE-BY-CASE consideration, including cases not specifically provided for under these Guidelines, unless otherwise determined in accordance with the Procedures or otherwise provided for under these Guidelines, it shall generally be the policy of the Funds to vote in accordance with the recommendation provided by the Funds’ Agent, Institutional Shareholder Services Inc., a subsidiary of MSCI Inc.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote in accordance with the Agent’s recommendation when such recommendation aligns with the recommendation of the relevant issuer’s management or management has made no recommendation.  However, this policy shall not apply to CASE-BY-CASE proposals for which a contrary recommendation from the relevant Investment Professional(s) has been received and

18

is to be utilized, provided that incorporation of any such recommendation shall be subject to the conflict of interest review process required under the Procedures.

Recommendations from the Investment Professionals, while not required under the Procedures, may be submitted or requested in connection with any proposal and are likely to be requested with respect to proxies for private equity securities and/or proposals related to merger transactions/corporate restructurings, proxy contests, or unusual or controversial issues.  Such input shall be given primary consideration with respect to CASE-BY-CASE proposals being considered on behalf of the relevant Fund, provided that incorporation of any such recommendation shall be subject to the conflict of interest review process required under the Procedures.

Except as otherwise provided for herein, it shall generally be the policy of the Funds not to support proposals that would impose a negative impact on existing rights of the Funds to the extent that any positive impact would not be deemed sufficient to outweigh removal or diminution of such rights.

The foregoing policies may be overridden in any case as provided for in the Procedures.  Similarly, the Procedures provide that proposals whose Guidelines prescribe a firm voting position may instead be considered on a CASE-BY-CASE basis when unusual or controversial circumstances so dictate.

Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement, or other legal requirement to which an issuer may be or become subject.  No proposal shall be supported whose implementation would contravene such requirements.

1.                                      The Board of Directors

Voting on Director Nominees in Uncontested Elections

Unless otherwise provided for herein, the Agent’s standards with respect to determining director independence shall apply.  These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.

Agreement with the Agent’s independence standards shall not dictate that a Fund’s vote shall be cast according to the Agent’s corresponding recommendation.  Votes on director nominees not subject to specific policies described herein should be made on a CASE-BY-CASE basis.

Where applicable and except as otherwise provided for herein, it shall generally be the policy of the Funds to lodge disagreement with an issuer’s policies or practices by withholding support from a proposal for the relevant policy or practice rather than the director nominee(s) to which the Agent assigns a correlation.  Support shall be withheld from nominees deemed responsible for governance shortfalls, but if they are not standing for election (e.g., the board is classified), support shall generally not be withheld from others in their stead.  When a determination is made to withhold support due to concerns other than those related to an individual director’s independence or actions, responsibility may be attributed to the entire board, a committee, or an

19

individual (such as the CEO or committee chair), taking into consideration whether the desired effect is to send a message or to remove the director from service.

Where applicable and except as otherwise provided for herein, generally vote FOR nominees in connection with issues raised by the Agent if the nominee did not serve on the board or relevant committee during the majority of the time period relevant to the concerns cited by the Agent.

WITHHOLD support from a nominee who, during both of the most recent two years, attended less than 75 percent of the board and committee meetings during the nominee’s period of service without a valid reason for the absences.  WITHHOLD support if two-year attendance cannot be ascertained from available disclosure.  DO NOT WITHHOLD support in connection with attendance issues for nominees who have served on the board for less than the two most recent years.

Unless a company has implemented a policy that should reasonably prevent abusive use of its poison pill, WITHHOLD support from nominees responsible for implementing excessive anti-takeover measures, including failure to remove restrictive poison pill features or to ensure a pill’s expiration or timely submission to shareholders for vote.  Responsibility will generally be assigned to the board chair or, if not standing for election, the lead director.  If neither is standing for election, WITHHOLD support from all continuing directors.

Consider on a CASE-BY-CASE basis any nominee whom the Agent cites as having failed to implement a majority-approved shareholder proposal.  Vote FOR if the shareholder proposal has been reasonably addressed.  Proposals seeking shareholder ratification of a poison pill may be deemed reasonably addressed if the company has implemented a policy that should reasonably prevent abusive use of the pill.  WITHHOLD support if the shareholder proposal at issue is supported under these Guidelines and the board has not disclosed a credible rationale for not implementing the proposal.

Consider on a CASE-BY-CASE basis any nominee whom the Agent cites as having failed to opt out of a state law requiring companies to implement a staggered board structure, generally withholding support when the company:

(1)                           Demonstrates sustained poor stock performance (measured by one- and three-year total shareholder returns);

(2)                           Has a non-shareholder-approved poison pill in place, without provisions to redeem or seek approval in a reasonable period of time; and

(3)                           Maintains a dual class capital structure, imposes a supermajority vote requirement, or has authority to issue blank check preferred stock.

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If the board has not acted upon negative votes (WITHHOLD or AGAINST, as applicable based on the issuer’s election standard) representing a majority of the votes cast at the previous annual meeting, consider board nominees on a CASE-BY-CASE basis.  Generally, vote FOR nominees when:

(1)                     The issue relevant to the majority negative vote has been adequately addressed or cured, which may include disclosure of the board’s rationale; or

(2)                     The Funds’ Guidelines or voting record do not support the relevant issue causing the majority negative vote.

If the above provisions have not been satisfied, generally WITHHOLD support from the chair of the nominating committee, or if not standing for election, consider CASE-BY-CASE.

WITHHOLD support from inside or affiliated outside directors who sit on the audit committee.

Vote FOR inside or affiliated outside directors who sit on the nominating or compensation committee, provided that such committee meets the applicable independence requirements of the relevant listing exchange.

Vote FOR inside or affiliated outside directors if the full board serves as the compensation or nominating committee OR has not created one or both committees, provided that the issuer is in compliance with all provisions of the listing exchange in connection with performance of relevant functions (e.g., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).

Compensation Practices:

It shall generally be the policy of the Funds that matters of compensation are best determined by an independent board and compensation committee, but that support may be withheld from compensation committee members whose actions or disclosure do not appear to support compensation practices aligned with the best interests of the company and its shareholders.  Votes on compensation committee members in connection with compensation practices should be considered on a CASE-BY-CASE basis, and generally:

(1)                     Say on pay.  If shareholders have been provided with an advisory vote on executive compensation (say on pay, or “SOP”), and practices not supported under these Guidelines have been identified, it shall generally be the policy of the Funds to align with the Agent when a vote AGAINST the say on pay proposal has been recommended in lieu of withholding support from certain nominees for compensation concerns.  Issuers receiving negative recommendations on both compensation committee members and say on pay regarding issues not otherwise supported by these Guidelines will be considered on a CASE-BY-CASE basis.

(2)                     Say on pay responsiveness.  Compensation committee members opposed by the Agent for failure to sufficiently address compensation concerns evidenced by significant opposition to the most recent SOP vote will be considered on a CASE-BY-CASE basis, factoring in the following:

(a)                     If the most recent SOP vote received majority opposition, generally vote AGAINST the compensation committee chair if the company has not demonstrated an adequate level of responsiveness.

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(b)                     If the most recent SOP vote passed but received significant opposition, generally vote FOR the nominee(s) if a Fund voted FOR that SOP proposal or did not have voting rights on that proposal.  If a Fund voted AGAINST the SOP proposal and the company has not demonstrated an adequate level of responsiveness, generally vote AGAINST the compensation committee chair.

(c)                      If the compensation committee chair is not standing for election under circumstances meriting the chair’s opposition, consider the compensation committee member(s) opposed by the Agent on a CASE-BY-CASE basis.

(3)                     Say on frequency.  If the Agent opposes nominees because the company has implemented an SOP schedule that is less frequent than the frequency most recently preferred by at least a plurality of shareholders, generally WITHHOLD support from the compensation committee chair.  If the compensation committee chair is not standing for election, WITHHOLD support from the other compensation committee members.  If no compensation committee members are standing for election, consider other nominees opposed by the Agent on a CASE-BY-CASE basis.

(4)                     Tenure.  Where applicable and except as otherwise provided for herein, vote FOR compensation committee members who did not serve on the compensation committee during the majority of the time period relevant to the concerns cited by the Agent.

(5)                     Pay for performance.  Consider compensation committee members receiving an adverse recommendation from the Agent CASE-BY-CASE when the Agent has identified a pay practice (or combination of practices) not otherwise supported under these Guidelines that appears to have created a misalignment between CEO pay and performance with regard to shareholder value.  Generally vote FOR nominees if the company has provided a reasonable rationale regarding pay and performance and/or they  appear reasonably correlated.  Generally WITHHOLD support from compensation committee members for structuring compensation packages that unreasonably insulate pay from performance conditions.

(6)                     Pay disparity.  Generally DO NOT WITHHOLD support from compensation committee members solely due to internal pay disparity as assessed by the Agent, but consider pay magnitude concerns on a CASE-BY-CASE basis.

(7)                     Change in control provisions.  If the Agent recommends withholding support from compensation committee members in connection with overly liberal change in control provisions, including those lacking a double trigger, generally WITHHOLD support from such nominees.  If the Agent recommends withholding support from compensation committee members in connection with potential change in control payments or tax-gross-ups on change in control payments, vote FOR the nominees if the amount appears reasonable and no material governance concerns exist.  Generally WITHHOLD support if the amount is so significant (individually or collectively) as to potentially influence an executive’s decision to enter into a transaction or to effectively act as a poison pill.

(8)                     Repricing.  If the Agent recommends withholding support from compensation committee members in connection with their failure to seek, or acknowledge, a shareholder vote on plans to reprice, replace, buy back, or exchange options, generally

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WITHHOLD support from such nominees, except that cancellation of options would not be considered an exchange unless the cancelled options were regranted or expressly returned to the plan reserve for reissuance.

(9)                     Tax benefits.  If the Agent recommends withholding support from compensation committee members that have approved compensation that is ineligible for tax benefits to the company (e.g., under Section 162(m) of OBRA), generally vote FOR such nominees if the company has provided an adequate rationale or the plan itself is being put to shareholder vote at the same meeting.  If the plan is up for vote, the provisions under Section 8. OBRA-Related Compensation Proposals shall apply.

(10)              Director perquisites.  If the Agent recommends withholding support from compensation committee members in connection with director compensation in the form of perquisites, generally vote FOR the nominees if the cost is reasonable in the context of the directors’ total compensation and the perquisites themselves appear reasonable given their purpose, the directors’ duties, and the company’s line of business.

(11)              Incentive plans.  Generally consider nominees on a CASE-BY-CASE basis in connection with short-term incentive plans over which the nominee has exercised discretion to exclude extraordinary items, and WITHHOLD support if treatment of such items has been inconsistent (e.g., exclusion of losses but not gains).  Generally WITHHOLD support from compensation committee members opposed by the Agent in connection with long-term incentive plans, or total executive compensation packages, inadequately aligned with shareholders because the performance period is too short or they lack an appropriate equity component (e.g., overly cash-based plans), except that the latter will be considered CASE-BY-CASE in connection with executives already holding significant equity positions.

(12)              Options backdating.  If the Agent has raised issues of options backdating, consider members of the compensation committee, as well as company executives nominated as directors, on a CASE-BY-CASE basis.

(13)              Independence from management.  Generally WITHHOLD support from compensation committee members cited by the Agent for permitting named executives to have excessive input into setting their own compensation.

(14)              Multiple concerns.  If the Agent recommends withholding support from compensation committee members in connection with other compensation practices such as tax gross-ups, perquisites, retention or recruitment provisions (including contract length or renewal provisions), “guaranteed” awards, pensions/SERPs, or severance or termination arrangements, vote FOR such nominees if the issuer has provided adequate rationale and/or disclosure, factoring in any overall adjustments or reductions to the compensation package at issue.  Except as otherwise provided for herein, generally DO NOT WITHHOLD support solely due to any single such practice if the total compensation appears reasonable, but consider on a CASE-BY-CASE basis compensation packages representing a combination of such provisions and deemed by the Agent to be excessive.

(15)              Commitments.  Generally, vote FOR compensation committee members receiving an adverse recommendation from the Agent due to problematic pay practices if the issuer

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makes a public commitment (e.g., via a Form 8-K filing) to rectify the practice on a going-forward basis.

(16)              Other.  If the Agent has raised other considerations regarding poor compensation practices, consider compensation committee members on a CASE-BY-CASE basis.

Accounting Practices:

(1)                     Generally, except as otherwise provided for herein, vote FOR independent outside director nominees serving on the audit committee.

(2)                     Where applicable and except as otherwise provided for herein, generally vote FOR nominees serving on the audit committee, or the company’s CEO or CFO if nominated as directors, who did not serve on that committee or have responsibility over the relevant financial function, as applicable, during the majority of the time period relevant to the concerns cited by the Agent.

(3)                     If the Agent has raised concerns regarding poor accounting practices, consider the company’s CEO and CFO, if nominated as directors, and nominees serving on the audit committee on a CASE-BY-CASE basis.  Generally vote FOR nominees if the company has taken adequate steps to remediate the concerns cited, which would typically include removing or replacing the responsible executives, and if the concerns are not re-occurring and/or the company has not yet had a full year to remediate the concerns since the time they were identified.

(4)                     If total non-audit fees exceed the total of audit fees, audit-related fees, and tax compliance and preparation fees, the provisions under Section 3. Auditor Ratification shall apply.

Board Independence:

It shall generally be the policy of the Funds that a board should be majority independent and therefore to consider inside or affiliated outside director nominees when the full board is not majority independent on a CASE-BY-CASE basis.  Generally:

(1)                     WITHHOLD support from the fewest directors whose removal would achieve majority independence across the remaining board, except that support may be withheld from additional nominees whose relative level of independence cannot be differentiated.

(2)                     WITHHOLD support from all non-independent nominees, including the founder, chairman, or CEO, if the number required to achieve majority independence is equal to or greater than the number of non-independent nominees.

(3)                     Except as provided above, vote FOR non-independent nominees in the role of CEO, and when appropriate, founder or chairman, and determine support for other non-independent nominees based on the qualifications and contributions of the nominee as well as the Funds’ voting precedent for assessing relative independence to management, e.g., insiders holding senior executive positions are deemed less independent than affiliated outsiders with a transactional or advisory relationship to the company, and affiliated outsiders with a material transactional or advisory relationship are deemed less independent than those with lesser relationships.

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(4)                     Non-voting directors (e.g., director emeritus or advisory director) shall be excluded from calculations with respect to majority board independence.

(5)                     When conditions contributing to a lack of majority independence remain substantially similar to those in the previous year, it shall generally be the policy of the Funds to vote on nominees in a manner consistent with votes cast by the Fund(s) in the previous year.

Generally vote FOR nominees without regard to “over-boarding” issues raised by the Agent unless other concerns requiring CASE-BY-CASE consideration have been raised.

Generally, when the Agent recommends withholding support due to assessment that a nominee acted in bad faith or against shareholder interests in connection with a major transaction, such as a merger or acquisition, or if the Agent recommends withholding support due to other material failures or egregious actions, consider on a CASE-BY-CASE basis, factoring in the merits of the nominee’s performance and rationale and disclosure provided.  If the Agent cites concerns regarding actions in connection with a candidate’s service on another board, vote FOR the nominee if the issuer has provided adequate rationale regarding the appropriateness of the nominee to serve on the board under consideration.

Performance Test for Directors

Consider nominees failing the Agent’s performance test, which includes market-based and operating performance measures, on a CASE-BY-CASE basis.  Input from the relevant Investment Professional(s) shall be given primary consideration with respect to such proposals.

Support will generally be WITHHELD from nominees receiving a negative recommendation from the Agent due to sustained poor stock performance (measured by one- and three-year total shareholder returns) combined with multiple takeover defenses/entrenchment devices if the issuer:

(1)                     Is a controlled company or has a non-shareholder-approved poison pill in place, without provisions to redeem or seek approval in a reasonable period of time; and

(2)                     Maintains a dual class capital structure, imposes a supermajority vote requirement, or has authority to issue blank check preferred stock.

Nominees receiving a negative recommendation from the Agent due to sustained poor stock performance combined with other takeover defenses/entrenchment devices will be considered on a CASE-BY-CASE basis.

Proposals Regarding Board Composition or Board Service

Generally, except as otherwise provided for herein, vote AGAINST shareholder proposals to impose new board structures or policies, including those requiring that the positions of chairman and CEO be held separately, but vote FOR proposals in connection with a binding agreement or other legal requirement to which an issuer has or reasonably may expect to become subject, and consider such proposals on a CASE-BY-CASE basis if the board is not majority independent or corporate governance concerns have been identified.  Generally, except as otherwise provided for herein, vote FOR management proposals to adopt or amend board structures or policies, except consider such proposals on a CASE-BY-CASE basis if the board is not majority independent, corporate governance concerns have been identified, or the proposal may result in a material reduction in shareholders’ rights.

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Generally, vote AGAINST shareholder proposals:

•                  Asking that more than a simple majority of directors be independent.

•                  Asking that the independence of the compensation and/or nominating committees be greater than that required by the listing exchange.

•                  Limiting the number of public company boards on which a director may serve.

•                  Seeking to redefine director independence or directors’ specific roles (e.g., responsibilities of the lead director).

•                  Requesting creation of additional board committees or offices, except as otherwise provided for herein.

•                  Limiting the tenure of outside directors or imposing a mandatory retirement age for outside directors (unless the proposal seeks to relax existing standards), but generally vote FOR management proposals in this regard.

Generally, vote FOR shareholder proposals that seek creation of an audit, compensation, or nominating committee of the board, unless the committee in question is already in existence or the issuer has availed itself of an applicable exemption of the listing exchange (e.g., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).

Stock Ownership Requirements

Generally, vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.  Vote AGAINST proposals to limit or eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care.  Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.  Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if:

(1)                     The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and

(2)                     Only if the director’s legal expenses would be covered.

2.                                     Proxy Contests

These proposals should generally be analyzed on a CASE-BY-CASE basis.  Input from the relevant Investment Professional(s) shall be given primary consideration with respect to proposals in connection with proxy contests being considered on behalf of that Fund.

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis.

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Reimburse Proxy Solicitation Expenses

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis, generally voting FOR if associated nominees are also supported.

3.                                      Auditors

Ratifying Auditors

Generally, except in cases of poor accounting practices or high non-audit fees, vote FOR management proposals to ratify auditors.  Consider management proposals to ratify auditors on a CASE-BY-CASE basis if the Agent cites poor accounting practices.  If fees for non-audit services exceed 50 percent of total auditor fees as described below, consider on a CASE-BY-CASE basis, voting AGAINST management proposals to ratify auditors only if concerns exist that remuneration for the non-audit work is so lucrative as to taint the auditor’s independence.  For purposes of this review, fees deemed to be reasonable, generally non-recurring exceptions to the non-audit fee category (e.g., those related to an IPO) shall be excluded.  Generally vote FOR shareholder proposals asking the issuer to present its auditor annually for ratification.

Auditor Independence

Generally, consider shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services) on a CASE-BY-CASE basis.

Audit Firm Rotation

Generally, vote AGAINST shareholder proposals asking for mandatory audit firm rotation.

4.                                      Proxy Contest Defenses

Presentation of management and shareholder proposals on the same matter on the same agenda shall not require a Fund to vote FOR one and AGAINST the other.

Board Structure:  Staggered vs. Annual Elections

Generally, vote AGAINST proposals to classify the board or otherwise restrict shareholders’ ability to vote upon directors and FOR proposals to repeal classified boards and to elect all directors annually.

Shareholder Ability to Remove Directors

Generally, vote AGAINST proposals that provide that directors may be removed only for cause.

Generally, vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Generally, vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Generally, vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Cumulative Voting

If the company is controlled or maintains a classified board of directors or a dual class voting structure, generally, vote AGAINST management proposals to eliminate cumulative voting (except that such proposals may be supported irrespective of classification in furtherance of an

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issuer’s plan to declassify its board or adopt a majority voting standard), and vote FOR shareholder proposals to restore or permit cumulative voting.

Time-Phased Voting

Generally, vote AGAINST proposals to implement, and FOR proposals to eliminate, time-phased or other forms of voting that do not promote a one share, one vote standard.

Shareholder Ability to Call Special Meetings

Generally, vote FOR shareholder proposals that provide shareholders with the ability to call special meetings when either (1) the company does not currently permit shareholders to do so or (2) the existing ownership threshold is greater than 25 percent.

Consider management proposals to permit shareholders to call special meetings on a CASE-BY-CASE basis, generally voting FOR such proposals not opposed by the Agent.  Generally vote FOR such proposals if the Agent’s sole concern relates to a net-long position requirement.

Shareholder Ability to Act by Written Consent

Generally, vote AGAINST shareholder proposals seeking the right to act by written consent if the issuer:

(1)                     Permits shareholders to call special meetings;

(2)                     Does not impose supermajority vote requirements; and

(3)                     Has otherwise demonstrated its accountability to shareholders (e.g., the company has reasonably addressed majority-supported shareholder proposals).

Consider management proposals to eliminate the right to act by written consent on a CASE-BY-CASE basis, generally voting FOR if the above conditions are present.

Generally, vote FOR shareholder proposals seeking the right to act by written consent if the above conditions are not present.

Shareholder Ability to Alter the Size of the Board

Generally, vote FOR proposals that seek to fix the size of the board or designate a range for its size.

Generally, vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

5.                                      Tender Offer Defenses

Poison Pills

Generally, vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification, or to redeem its pill in lieu thereof, unless (1) shareholders have approved adoption of the plan, (2) a policy has already been implemented by the company that should reasonably prevent abusive use of the pill, or (3) the board had determined that it was in the best interest of shareholders to adopt a pill without delay, provided that such plan would be put to shareholder vote within twelve months of adoption or expire, and if not approved by a majority of the votes cast, would immediately terminate.

Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill.

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Review on a CASE-BY-CASE basis management proposals to approve or ratify a poison pill or any plan or charter amendment (e.g., investment restrictions) that can reasonably be construed as an anti-takeover measure, with voting decisions generally based on the Agent’s approach to evaluating such proposals, considering factors such as rationale, trigger level, and sunset provisions.  Votes will generally be cast in a manner that seeks to preserve shareholder value and the right to consider a valid offer, voting AGAINST management proposals in connection with poison pills or anti-takeover activities that do not meet the Agent’s standards.

Fair Price Provisions

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Greenmail

Generally, vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Review on a CASE-BY-CASE basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Pale Greenmail

Review on a CASE-BY-CASE basis restructuring plans that involve the payment of pale greenmail.

Unequal Voting Rights

Generally, except as otherwise provided for herein, vote AGAINST dual-class exchange offers and dual-class recapitalizations.

Supermajority Shareholder Vote Requirement

Generally, vote AGAINST proposals to require a supermajority shareholder vote and FOR management or shareholder proposals to lower supermajority shareholder vote requirements, unless, for companies with shareholder(s) with significant ownership levels, the Agent recommends retention of existing supermajority requirements in order to protect minority shareholder interests.

White Squire Placements

Generally, vote FOR shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

6.                                     Miscellaneous

Amendments to Corporate Documents

Except to align with legislative or regulatory changes or when support is recommended by the Agent or relevant Investment Professional(s) (including, for example, as a condition to a major transaction such as a merger), generally, vote AGAINST proposals seeking to remove shareholder approval requirements or otherwise remove or diminish shareholder rights, e.g., by (1) adding restrictive provisions, (2) removing provisions or moving them to portions of the charter not requiring shareholder approval, or (3) in corporate structures such as holding companies, removing provisions in an active subsidiary’s charter that provide voting rights to parent company

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shareholders.  This policy would also generally apply to proposals seeking approval of corporate agreements or amendments to such agreements that the Agent recommends AGAINST because a similar reduction in shareholder rights is requested.

Generally, vote AGAINST proposals for charter amendments that support board entrenchment or may be used as an anti-takeover device (or to further anti-takeover conditions), particularly if the proposal is bundled or the board is classified.

Generally, vote FOR proposals seeking charter or bylaw amendments to remove anti-takeover provisions.

Consider proposals seeking charter or bylaw amendments not addressed under these Guidelines on a CASE-BY-CASE basis.

Confidential Voting

Generally, vote FOR shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows:

•                  In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy.

•                  If the dissidents agree, the policy remains in place.

•                  If the dissidents do not agree, the confidential voting policy is waived.

Generally, vote FOR management proposals to adopt confidential voting.

Proxy Access

Consider on a CASE-BY-CASE basis proposals to provide shareholders with access to management’s proxy material in order to nominate their own candidates(s) to the board.

Majority Voting Standard

Except as otherwise provided for herein, it shall generally be the policy of the Funds to extend discretion to issuers to determine when it may be appropriate to adopt a majority voting standard.  Generally, vote FOR management proposals, provided the proposal contains a plurality carve-out for contested elections, but AGAINST shareholder proposals unless also supported by management, seeking election of directors by the affirmative vote of the majority of votes cast in connection with a meeting of shareholders, including amendments to corporate documents or other actions in furtherance of a majority standard, and provided such standard does not conflict with state law in which the company is incorporated.  For issuers with a history of significant corporate governance concerns, consider such proposals on a CASE-BY-CASE basis.  (See also Section 11. Mutual Fund Proxies.)

Bundled Proposals

Except as otherwise provided for herein, review on a CASE-BY-CASE basis bundled or “conditioned” proxy proposals, generally voting AGAINST bundled proposals containing one or more items not supported under these Guidelines if the Agent or  relevant Investment Professional(s) deems the negative impact, on balance, to outweigh any positive impact.

Shareholder Advisory Committees

Review on a CASE-BY-CASE basis proposals to establish a shareholder advisory committee.

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Reimburse Shareholder for Expenses Incurred

Voting to reimburse expenses incurred in connection with shareholder proposals should be analyzed on a CASE-BY-CASE basis.

Other Business

In connection with proxies of U.S. issuers (e.g., those filing a DEF 14A and considered domestic by the Agent), generally vote FOR management proposals for Other Business, except when the primary proposal is not supported by a Fund or in connection with a proxy contest in which a Fund is not voting in support of management.

Quorum Requirements

Review on a CASE-BY-CASE basis proposals to lower quorum requirements for shareholder meetings below a majority of the shares outstanding.

Advance Notice for Shareholder Proposals

Generally, vote FOR management proposals related to advance notice period requirements, provided that the period requested is in accordance with applicable law and no material governance concerns have been identified in connection with the issuer.

Multiple Proposals

Multiple proposals of a similar nature presented as options to the course of action favored by management may all be voted FOR, provided that support for a single proposal is not operationally required, no one proposal is deemed superior in the interest of the Fund(s), and each proposal would otherwise be supported under these Guidelines.

7.                                      Capital Structure

Common Stock Authorization

Review proposals to increase the number of shares of common stock authorized for issuance on a CASE-BY-CASE basis.  Except where otherwise indicated, the Agent’s proprietary approach of determining appropriate thresholds and, for requests above such allowable threshold, applying a company-specific, qualitative review (e.g., considering rationale and prudent historical usage), will generally be utilized in evaluating such proposals.

Generally, vote FOR:

•                  Proposals to authorize capital increases within the Agent’s allowable thresholds or those in excess but meeting Agent’s qualitative standards, but consider on a CASE-BY-CASE basis those requests failing the Agent’s review for proposals in connection with which a contrary recommendation from the relevant Investment Professional(s) has been received and is to be utilized (e.g., in support of a merger or acquisition proposal).

•                  Proposals to authorize capital increases within the Agent’s allowable thresholds or those in excess but meeting Agent’s qualitative standards, unless the company states that the stock may be used as a takeover defense.  In those cases, consider on a CASE-BY-CASE basis if a contrary recommendation from the relevant Investment Professional(s) has been received and is to be utilized.

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•                  Proposals to authorize capital increases exceeding the Agent’s thresholds when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Generally, vote AGAINST:

•                  Proposals to increase the number of authorized shares of a class of stock if the issuance which the increase is intended to service is not supported under these Guidelines.

•                  Nonspecific proposals authorizing excessive discretion to a board.

Consider management proposals to make changes to the capital structure not otherwise addressed under these Guidelines CASE-BY-CASE, generally voting with the Agent’s recommendation unless a contrary recommendation has been received from the relevant Investment Professional(s) and is to be utilized.

Dual Class Capital Structures

Generally, vote AGAINST:

•                  Proposals to create or perpetuate dual class capital structures unless supported by the Agent (e.g., to avert bankruptcy or generate non-dilutive financing, and not designed to increase the voting power of an insider or significant shareholder).

•                  Proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual class capital structures.

However, consider such proposals CASE-BY-CASE if (1) bundled with favorable proposal(s), (2) approval of such proposal(s) is a condition of such favorable proposal(s), or (3) part of a recapitalization for which support is recommended by the Agent or  relevant Investment Professional(s).

Consider management proposals to eliminate or make changes to dual class capital structures CASE-BY-CASE, generally voting with the Agent’s recommendation unless a contrary recommendation has been received from the relevant Investment Professional(s)  and is to be utilized.

Generally, vote FOR shareholder proposals to eliminate dual class capital structures unless the relevant Fund owns a class with superior voting rights.

Stock Distributions: Splits and Dividends

Generally, vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares falls within the Agent’s allowable thresholds, but consider on a CASE-BY-CASE basis those proposals exceeding the Agent’s threshold for proposals in connection with which a contrary recommendation from the relevant Investment Professional(s) has been received and is to be utilized.

Reverse Stock Splits

Consider on a CASE-BY-CASE basis management proposals to implement a reverse stock split.  In the event the split constitutes a capital increase effectively exceeding the Agent’s allowable threshold because the request does not proportionately reduce the number of shares authorized, consider management’s rationale and/or disclosure, generally voting FOR, but generally not supporting additional requests for capital increases on the same agenda.

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Preferred Stock

Review proposals to increase the number of shares of preferred stock authorized for issuance on a CASE-BY-CASE basis, and except where otherwise indicated, generally utilize the Agent’s approach for evaluating such proposals.  This approach incorporates both qualitative and quantitative measures, including a review of past performance (e.g., board governance, shareholder returns and historical share usage) and the current request (e.g., rationale, whether shares are blank check and declawed, and dilutive impact as determined through the Agent’s proprietary model for assessing appropriate thresholds).

Generally, vote AGAINST proposals authorizing the issuance of preferred stock or creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock), but vote FOR if the Agent or  relevant Investment Professional(s) so recommends because the issuance is required to effect a merger or acquisition proposal.

Generally, vote FOR proposals to issue or create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense.  Generally vote AGAINST in cases where the company expressly states that, or fails to disclose whether, the stock may be used as a takeover defense, but vote FOR if the Agent or  relevant Investment Professional(s) so recommends because the issuance is required to address special circumstances such as a merger or acquisition.

Generally, vote FOR proposals to authorize or issue preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

Shareholder Proposals Regarding Blank Check Preferred Stock

Generally, vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

Adjustments to Par Value of Common Stock

Generally, vote FOR management proposals to reduce the par value of common stock, unless doing so raises other concerns not otherwise supported under these Guidelines.

Preemptive Rights

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights or management proposals that seek to eliminate them.  In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

Debt Restructurings

Review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.

Share Repurchase Programs

Generally, vote FOR management proposals to institute open-market share repurchase plans in

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which all shareholders may participate on equal terms, but vote AGAINST plans with terms favoring selected parties.  This policy shall also apply to companies incorporated outside the U.S. if they are listed on a U.S. exchange and treated as a U.S. domestic issuer by the Securities and Exchange Commission (“SEC”).

Generally, vote FOR management proposals to cancel repurchased shares.

Generally, vote AGAINST proposals for share repurchase methods lacking adequate risk mitigation or exceeding appropriate volume or duration parameters for the market.

Consider shareholder proposals seeking share repurchase programs on a CASE-BY-CASE basis, with input from the relevant Investment Professional(s)  to be given primary consideration.

Tracking Stock

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis.

8.                                      Executive and Director Compensation

Except as otherwise provided for herein, votes with respect to compensation and employee benefit plans, or the issuance of shares in connection with such plans, should be determined on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such plans, which includes determination of costs and comparison to an allowable cap, except as otherwise provided herein.

•                  Generally, vote in accordance with the Agent’s recommendations FOR equity-based plans with costs within such cap and AGAINST those with costs in excess of it, except that plans above the cap may be supported if so recommended by the Agent or relevant Investment Professional(s) as a condition to a major transaction such as a merger.

•                  Generally, vote AGAINST plans if the Agent suggests cost or dilution assessment may not be possible due to the method of disclosing shares allocated to the plan(s).

•                  Generally, vote AGAINST equity-based plans whose awards further a misalignment between CEO pay and performance with regard to shareholder value, including where pay appears unreasonably insulated from performance conditions and/or awards under the plan are concentrated among named executive officers.

•                  Generally, vote AGAINST plans with inadequate disclosure regarding vesting or performance requirements.  However, except as otherwise provided herein, consider plans CASE-BY-CASE if the Agent questions the form or stringency of the vesting or performance criteria.

•                  Generally, vote FOR plans with costs within the cap if the primary concerns raised by the Agent pertain to matters that would not result in a negative vote under these Guidelines on a management say on pay proposal or the relevant board or committee member(s).

•                  Generally, vote AGAINST plans administered by potential grant recipients.

•                  Generally, vote AGAINST proposals to eliminate existing shareholder approval requirements for material plan changes, unless the company has provided a reasonable rationale and/or adequate disclosure regarding the requested changes.

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•                  Generally vote AGAINST long-term incentive plans that are inadequately aligned with shareholders because the performance period is too short or they lack an appropriate equity component, except that such cases will be considered CASE-BY-CASE in connection with executives already holding significant equity positions.

•                  Generally, vote AGAINST plans that contain an overly liberal change in control definition (e.g., does not result in actual change in control).

•                  Consider plans CASE-BY-CASE if the Agent raises other considerations not otherwise provided for herein.

Management Proposals Seeking Approval to Reprice Options

Review on a CASE-BY-CASE basis management proposals seeking approval to reprice, replace, or exchange options, considering factors such as rationale, historic trading patterns, value-for-value exchange, vesting periods, and replacement option terms.  Generally, vote FOR proposals that meet the Agent’s criteria for acceptable repricing, replacement, or exchange transactions.  Generally, vote AGAINST compensation plans that (1) permit or may permit (e.g., history of repricing and no express prohibition against future repricing) repricing of stock options, or any form or alternative to repricing, without shareholder approval, (2) include provisions that permit repricing, replacement, or exchange transactions that do not meet the Agent’s criteria, or (3) give the board sole discretion to approve option repricing, replacement, or exchange programs.

Director Compensation

Votes on stock-based plans for directors are made on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s quantitative approach described above as well as a review of qualitative features of the plan when costs exceed the Agent’s threshold.

Employee Stock Purchase Plans

Votes on employee stock purchase plans, and capital issuances in support of such plans, should be made on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such plans.

OBRA-Related Compensation Proposals

Votes on plans intended to qualify for favorable tax treatment under the provisions of Section 162(m) of OBRA should be evaluated irrespective of the Agent’s assessment of board independence, provided that the board meets the independence requirements of the relevant listing exchange and no potential recipient under the plan(s) sits on the committee that exercises discretion over the related compensation awards.  Unless the issuer has provided a compelling rationale, generally vote with the Agent’s recommendations AGAINST plans that include practices or features not supported under these Guidelines or deliver excessive compensation that fails to qualify for favorable tax treatment.

Amendments that Place a Cap on Annual Grants or Amend Administrative Features

Generally, vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

Amendments to Add Performance-Based Goals

Generally, vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA, unless they are clearly

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inappropriate.

Amendments to Increase Shares and Retain Tax Deductions Under OBRA

Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a CASE-BY-CASE basis, generally voting FOR such plans that do not raise any negative concerns under these Guidelines.

Approval of Cash or Cash-and-Stock Bonus Plans

Generally, vote FOR cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA, with primary consideration given to management’s assessment that such plan meets the requirements for exemption of performance-based compensation.  However, consider CASE-BY-CASE when broader compensation concerns exist.

Shareholder Proposals Regarding Executive and Director Pay

Unless evidence exists of abuse in historical compensation practices, and except as otherwise provided for herein, generally vote AGAINST shareholder proposals that seek to impose new compensation structures or policies.

Severance and Termination Payments

Generally, vote FOR shareholder proposals to have parachute arrangements submitted for shareholder ratification (with “parachutes” defined as compensation arrangements related to termination that specify change in control events) and provided that the proposal does not include unduly restrictive or arbitrary provisions such as advance approval requirements.

Generally, vote FOR shareholder proposals seeking double triggers on change in control awards.  Consider on a CASE-BY-CASE basis proposals seeking a specific treatment of equity that vests upon change in control.

Generally vote FOR shareholder proposals to submit executive severance agreements for shareholder ratification, if such proposals specify change in control events, Supplemental Executive Retirement Plans, or deferred executive compensation plans, or if ratification is required by the listing exchange.

Review on a CASE-BY-CASE basis all proposals to approve, ratify, or cancel executive severance or termination arrangements, including those related to executive recruitment or retention.  Generally vote FOR such compensation arrangements if:

(1)                     The primary concerns raised by the Agent would not result in a negative vote under these Guidelines on a management say on pay proposal or the relevant board or committee member(s);

(2)                     The issuer has provided adequate rationale and/or disclosure; or

(3)                     Support is recommended by the Agent or relevant Investment Professional(s) (e.g., as a condition to a major transaction such as a merger).

However, vote in accordance with the Agent’s recommendations AGAINST new or materially amended plans, contracts, or payments that include single trigger change in control cash severance provisions or do not require an actual change in control in order to be triggered.

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Consider on a CASE-BY-CASE basis any proposals opposed by the Agent due to single trigger equity acceleration or legacy single trigger change in control cash severance provisions.

Employee Stock Ownership Plans (ESOPs)

Generally, vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares).

401(k) Employee Benefit Plans

Generally, vote FOR proposals to implement a 401(k) savings plan for employees.

Holding Periods

Generally, vote AGAINST proposals requiring mandatory periods for officers and directors to hold company stock.

Advisory Votes on Executive Compensation (Say on Pay)

Generally, management proposals seeking ratification of the company’s compensation program will be voted FOR unless the program includes practices or features not supported under these Guidelines (including those referenced under Section 1. The Board of Directors, Compensation Practices) and the proposal receives a negative recommendation from the Agent.  Unless otherwise provided for herein, proposals not receiving the Agent’s support due to concerns regarding incentive structures, severance/termination payments, or vesting or performance criteria not otherwise supported by these Guidelines will be considered on a CASE-BY-CASE basis, factoring in whether the issuer has made improvements to its overall compensation program, and generally voting FOR if CEO pay appears aligned with performance and/or the company has provided a reasonable rationale and/or adequate disclosure regarding the matter(s) under consideration.  For say on pay proposals not supported by the Agent and referencing incentive plan concerns:

(1)                     Short-term incentive plans:  Proposals will be considered on a CASE-BY-CASE basis if they cite short-term incentive plans over which the board has exercised discretion to exclude extraordinary items, and voted AGAINST if treatment of such items has been inconsistent (e.g., exclusion of losses but not gains).

(2)                     Long-term incentive plans:  Proposals will be voted AGAINST if they cite long-term incentive plans that are inadequately aligned with shareholders because the performance period is too short or they lack an appropriate equity component (e.g., overly cash-based plans), except that the latter will be considered CASE-BY-CASE in connection with executives already holding significant equity positions.

Generally, vote AGAINST proposals when named executives have material input into setting their own compensation.

Generally, vote AGAINST proposals presented by issuers subject to Troubled Asset Relief Program (TARP) provisions if there is inadequate discussion of the process for ensuring that incentive compensation does not encourage excessive risk-taking.

Frequency of Advisory Votes on Executive Compensation

Generally, support proposals seeking an annual say on pay and oppose those seeking a less

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frequent say on pay.

9.                                      State of Incorporation

Voting on State Takeover Statutes

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation should be examined on a CASE-BY-CASE basis, generally supporting management proposals not assessed as a potential takeover defense, but if so assessed, weighing management’s rationale for the change.  Generally, vote FOR management reincorporation proposals upon which another key proposal, such as a merger transaction, is contingent if the other key proposal is also supported.  Generally, vote AGAINST shareholder reincorporation proposals not also supported by the company.

10.                               Mergers and Corporate Restructurings

Input from the relevant Investment Professional(s) shall be given primary consideration with respect to proposals regarding business combinations, particularly those between otherwise unaffiliated parties, or other corporate restructurings being considered on behalf of that Fund.

Generally, vote FOR a proposal not typically supported under these Guidelines if a key proposal, such as a merger transaction, is contingent upon its support and a vote FOR is accordingly recommended by the Agent or  relevant Investment Professional(s).

Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals if no input is provided by the relevant Investment Professional(s).

Corporate Restructurings

Votes on corporate restructuring proposals, including demergers, minority squeezeouts, leveraged buyouts, spinoffs, liquidations, dispositions, divestitures, and asset sales, should be considered on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals if no input is provided by the relevant Investment Professional(s).

Adjournment

Generally, vote FOR proposals to adjourn a meeting to provide additional time for vote solicitation when the primary proposal, such as a merger or corporate restructuring, is also supported.  Absent such a proposal, vote FOR adjournment if all other proposals are supported and AGAINST if all others are opposed.  Under any other circumstances, consider on a CASE-BY-CASE basis.

Appraisal Rights

Generally, vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

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Changing Corporate Name

Generally, vote FOR changing the corporate name.

11.                               Mutual Fund Proxies

Approving New Classes or Series of Shares

Generally, vote FOR the establishment of new classes or series of shares.

Authorizing the Board to Hire and Terminate Sub-Advisers Without Shareholder Approval

Generally, vote FOR these proposals.

Master-Feeder Structure

Generally, vote FOR the establishment of a master-feeder structure.

Establish Director Ownership Requirement

Generally, vote AGAINST shareholder proposals for the establishment of a director ownership requirement.

The matters below should be examined on a CASE-BY-CASE basis:

•                  Election of Directors

•                  Converting Closed-end Fund to Open-end Fund

•                  Proxy Contests

•                  Investment Advisory Agreements

•                  Preferred Stock Proposals

•                  1940 Act Policies

•                  Changing a Fundamental Restriction to a Nonfundamental Restriction

•                  Change Fundamental Investment Objective to Nonfundamental

•                  Name Rule Proposals

•                  Disposition of Assets/Termination/Liquidation

•                  Changes to the Charter Document

•                  Changing the Domicile of a Fund

•                  Change in Fund’s Subclassification

•                  Distribution Agreements

•                  Mergers

•                  Reimburse Shareholder for Expenses Incurred

•                  Terminate the Investment Adviser

12.                               Social and Environmental Issues

Boards of directors and company management are responsible for guiding the corporation in connection with matters that are most often the subject of shareholder proposals on social and environmental issues:  ensuring that the companies they oversee comply with applicable legal, regulatory and ethical standards, effectively managing risk, and assessing and addressing matters that may have a financial impact on shareholder value.  The Funds will generally vote in

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accordance with the board’s recommendation on such proposals unless it appears both that the stewardship noted above has fallen short and the issue is material to the company.  The former may be evidenced by the company’s failure to align its actions and disclosure with market practice and that of its peers, or the company’s having been subject to significant controversies, litigation, fines, or penalties in connection with the relevant issue.  Such instances will be considered CASE-BY-CASE.  The Funds will generally vote AGAINST shareholder proposals seeking to dictate corporate conduct, impose excessive costs or restrictions, duplicate policies already substantially in place, or release information that would not help a shareholder evaluate an investment in the corporation as an economic matter.  The Funds may ABSTAIN from voting on shareholder proposals where application of the Guidelines is unclear.  This may include cases where the concerns raised are considered valid but the policies or actions requested are not deemed appropriate or the issues are not clearly relevant to corporate performance or are not deemed appropriate for shareholder consideration.

13.                               Global Proxies

Companies incorporated outside the U.S. shall generally be subject to the foregoing U.S. Guidelines if they are listed on a U.S. exchange and treated as a U.S. domestic issuer by the SEC.  Where applicable and not provided for otherwise herein, certain U.S. Guidelines may also be applied to companies incorporated outside the U.S., e.g., companies with a significant base of U.S. operations and employees.  However, the following provide for differing regulatory and legal requirements, market practices, and political and economic systems existing in various global markets.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote AGAINST global proxy proposals when the Agent recommends voting AGAINST such proposal because relevant disclosure by the issuer, or the time provided for consideration of such disclosure, is inadequate.  For purposes of these global Guidelines, “AGAINST” shall mean withholding of support for a proposal, resulting in submission of a vote of AGAINST or ABSTAIN, as appropriate for the given market and level of concern raised by the Agent regarding the issue or lack of disclosure or time provided.

In connection with practices described herein that are associated with a firm AGAINST vote, it shall generally be the policy of the Funds to consider them on a CASE-BY-CASE basis if the Agent recommends their support (1) as the issuer or market transitions to better practices (e.g., having committed to new regulations or governance codes) or (2) as the more favorable choice when shareholders must choose between alternate proposals.

Routine Management Proposals

Generally, vote FOR the following and other similar routine management proposals:

•                  the opening of the shareholder meeting

•                  that the meeting has been convened under local regulatory requirements

•                  the presence of quorum

•                  the agenda for the shareholder meeting

•                  the election of the chair of the meeting

•                  the appointment of shareholders to co-sign the minutes of the meeting

•                  regulatory filings (e.g., to effect approved share issuances)

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•                  the designation of inspector or shareholder representative(s) of minutes of meeting

•                  the designation of two shareholders to approve and sign minutes of meeting

•                  the allowance of questions

•                  the publication of minutes

•                  the closing of the shareholder meeting

Consider proposals seeking authority to call shareholder meetings on less than 21 days’ notice on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to consider whether the issuer has provided clear disclosure of its compliance with any hurdle conditions for the authority imposed by applicable law and has historically limited its use of such authority to time-sensitive matters.

Discharge of Management/Supervisory Board Members

Generally, vote FOR management proposals seeking the discharge of management and supervisory board members, unless the Agent recommends AGAINST due to concern about the past actions of the company’s auditors or directors or legal action is being taken against the board by other shareholders, including when the proposal is bundled.  Generally do not withhold support from such proposals in connection with remuneration practices otherwise supported under these Guidelines or as a means of expressing disapproval of broader practices of the issuer or its board.

Director Elections

Unless otherwise provided for herein, the Agent’s standards with respect to determining director independence shall apply.  These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.

Agreement with the Agent’s independence standards shall not dictate that a Fund’s vote shall be cast according to the Agent’s corresponding recommendation.  Further, unless otherwise provided for herein, the application of Guidelines in connection with such standards shall apply only when the nominee’s level of independence can be ascertained based on available disclosure.  These policies generally apply to director nominees in uncontested elections; votes in contested elections, and votes on director nominees not subject to policies described herein, should be made on a CASE-BY-CASE basis, with primary consideration in contested elections given to input from the relevant Investment Professional(s).

For issuers domiciled in Finland, France, Ireland, the Netherlands, Sweden, or tax haven markets, generally vote AGAINST non-independent directors opposed by the Agent when the full board serves as the audit committee, or the company does not have an audit committee.

For issuers in all markets, vote AGAINST non-independent nominees to the audit committee, as well as bundled slates including such nominees, unless the Agent otherwise recommends support (e.g., due to market practices or requirements).  If the slate is bundled and audit committee membership is unclear or proposed as a separate agenda item, vote FOR if the Agent otherwise recommends support.  For Canadian issuers, the Funds’ U.S. Guidelines with respect to audit committees shall apply.  For issuers in all markets, nominees (or slates of nominees) will be voted AGAINST if opposed by the Agent for failing to disclose audit fees broken down by category.  If the Agent opposes audit committee members because fees for non-audit services

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(excluding significant, one-time events) exceed 50 percent of total auditor fees, the provisions under Section 13. Ratification of Auditors and Approval of Auditors’ Fees shall apply.

Generally, vote FOR non-independent directors when the full board serves as the remuneration (compensation) or nominating committee, or the company does not have a remuneration or nominating committee, if the board meets the applicable independence requirements of the relevant listing exchange.  Vote FOR non-independent directors who sit on the remuneration or nominating committees if such committee meets the applicable independence requirements of the relevant listing exchange.

Generally follow the Agent’s recommendations to vote AGAINST individuals nominated as outside/non-executive directors who do not meet the Agent’s standard for independence, unless the slate of nominees is bundled and includes independent nominees, in which case the proposal(s) to elect board members shall be considered on a CASE-BY-CASE basis.

Generally follow the Agent’s standards for withholding support (AGAINST or ABSTAIN, as appropriate) from bundled slates or non-independent directors (typically, but not always, excluding the CEO), as applicable, if the board does not meet the Agent’s independence standards or the board’s independence cannot be ascertained due to inadequate disclosure.

For issuers in Italy presenting multiple slates of directors (voto di lista), generally withhold support (AGAINST or ABSTAIN, as appropriate) from all slates until nominee names are disclosed, and upon disclosure, generally follow the Agent’s standards for assessing which slate is best suited to represent shareholder interests.

For issuers in Japan, generally follow the Agent’s recommendations in furtherance of greater board independence and minority shareholder protections, including:

•                  At companies with controlling shareholders, if the board after the shareholder meeting does not include at least two directors deemed independent under the Agent’s standards, generally vote AGAINST reelection of top executives.

•                  At companies with a three-committee structure, generally vote AGAINST (1) outside director nominees not deemed independent under the Agent’s standards if the board after the shareholder meeting is not majority independent and (2) non-independent directors on the nominating committee if the board does not include at least two directors deemed independent under the Agent’s standards.

•                  At all companies, vote AGAINST the top executive if the board does not include at least one outside director.

Consider on a CASE-BY-CASE basis any nominee whom the Agent cites as having failed to implement a majority-approved shareholder proposal.  Vote FOR if the shareholder proposal has been reasonably addressed.  Vote AGAINST if the shareholder proposal is supported under these Guidelines and the board has not disclosed a credible rationale for not implementing the proposal.

Generally, withhold support (AGAINST or ABSTAIN, as appropriate) from nominees or slates of nominees opposed by the Agent because they are presented in a manner not aligned with market best practice and/or regulation, including:

•                  Bundled slates of nominees (e.g., Canada, France, Hong Kong, or Spain);

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•                  Simultaneous reappointment of retiring directors (e.g., South Africa);

•                  In markets with term lengths capped by regulation or market practice, nominees whose terms exceed the caps or are not disclosed; or

•                  Nominees whose names are not disclosed in advance of the meeting or far enough in advance relative to voting deadlines to make an informed voting decision.

Generally vote FOR nominees without regard to recommendations that the position of chairman should be separate from that of CEO or otherwise required to be independent, unless other concerns requiring CASE-BY-CASE consideration have been raised.  The latter would include former CEOs proposed as board chairmen in markets such as the United Kingdom for which best practice and the Agent recommend against such practice.

When cumulative or net voting applies, generally vote with the Agent’s recommendation to support nominees asserted by the issuer to be independent, irrespective of audit committee membership, even if independence disclosure or criteria fall short of Agent’s standards.

Consider nominees for whom the Agent has raised concerns regarding scandals or internal controls on a CASE-BY-CASE basis, generally withholding support (AGAINST or ABSTAIN, as appropriate) from nominees or slates of nominees when:

•                  The scandal or shortfall in controls took place at the company, or an affiliate, for which the nominee is being considered;

•                  Culpability can be attributed to the nominee (e.g., nominee manages or audits the relevant function); and

•                  The nominee has been directly implicated, with resulting arrest and criminal charge or regulatory sanction.

Consider non-independent nominees on a CASE-BY-CASE basis when the Agent has raised concerns regarding diminished shareholder value as evidenced by a significant drop in share price, generally voting with Agent’s recommendation AGAINST such nominees when few, if any, outside directors are present on the board and:

•                  The founding family has retained undue influence over the company despite a history of scandal or problematic controls;

•                  The nominees have engaged in protectionist activities such as introduction of a poison pill or preferential and/or dilutive share issuances; or

•                  Evidence exists regarding compliance or accounting shortfalls.

If the Agent recommends withholding support due to other material failures or egregious actions, the Funds’ U.S. Guidelines with respect to such issues shall apply.

Consider nominees serving on the remuneration committee on a CASE-BY-CASE basis if the Agent recommends withholding support from nominees in connection with remuneration practices not otherwise supported by these Guidelines, including cases in which the issuer has not followed market practice by submitting a resolution on executive compensation.  For Canadian issuers, the Funds’ U.S. Guidelines with respect to Section 1. Voting on Director Nominees in Uncontested Elections, Compensation Practices, shall apply.

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For issuers in markets in which it is common practice for nominees’ attendance records to be disclosed, the Funds’ U.S. Guidelines with respect to director attendance shall apply.  The same two-year attendance policy shall be applied regarding attendance by directors and statutory auditors of Japanese companies if year-over-year data can be tracked by nominee.

Consider self-nominated director candidates on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such candidates, except that (1) an unqualified candidate will generally not be supported simply to effect a “protest vote” and (2) cases of multiple self-nominated candidates may be considered as a proxy contest if similar issues are raised (e.g., potential change in control).

Generally vote FOR nominees without regard to “over-boarding” issues raised by the Agent unless other concerns requiring CASE-BY-CASE consideration have been raised.

In cases where a director holds more than one board seat and corresponding votes, manifested as one seat as a physical person plus an additional seat as a representative of a legal entity, generally vote with the Agent’s recommendation to withhold support (AGAINST or ABSTAIN, as appropriate) from the legal entity and vote on the physical person.

Generally, vote with the Agent’s recommendation to withhold support (AGAINST or ABSTAIN, as appropriate) from nominees for whom support has become moot since the time the individual was nominated (e.g., due to death, disqualification, or determination not to accept appointment).

Generally, vote with the Agent’s recommendation when more candidates are presented than available seats and no other provisions under these Guidelines apply.

Board Structure

Generally, vote FOR proposals to fix board size, but vote AGAINST if the Agent opposes due to corporate governance, anti-takeover, or board independence concerns.  Generally, vote FOR proposals seeking a board range if the range is reasonable in the context of market practice and anti-takeover considerations.  Proposed article amendments in this regard shall be considered on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals.  Consider other proposals regarding board structure or policies on a CASE-BY-CASE basis, voting AGAINST if they promote practices not supported under these Guidelines.

Director and Officer Indemnification and Liability Protection

Generally, vote in accordance with the Agent’s standards for indemnification and liability protection for officers and directors, voting AGAINST overly broad provisions.

Independent Statutory Auditors

With respect to Japanese companies that have not adopted the three-committee structure, vote AGAINST any nominee to the position of “independent statutory auditor” whom the Agent considers affiliated, e.g., if the nominee has worked a significant portion of his career for the company, its main bank, or one of its top shareholders.  Where shareholders must vote on multiple nominees in a single resolution, vote AGAINST all nominees.  When multiple slates of statutory auditors are presented, generally vote with the Agent’s recommendation, typically to support nominees deemed to be more independent and/or aligned with interests of minority shareholders.

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Generally, vote AGAINST incumbent nominees at companies implicated in scandals or exhibiting poor internal controls.

Key Committees

Generally, except where market practice otherwise dictates, vote AGAINST proposals that permit non-board members to serve on the audit, remuneration (compensation), or nominating committee, provided that bundled slates, if otherwise acceptable under these Guidelines, may be supported if no slate nominee serves on the relevant committee(s).  If not otherwise addressed under these Guidelines, consider other negative recommendations from the Agent regarding committee members on a CASE-BY-CASE basis.

Director and Statutory Auditor Remuneration

Consider director compensation plans on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals, while also factoring in the merits of the rationale and disclosure provided.

Generally, vote FOR proposals to approve the remuneration of directors and auditors as long as the amount is not excessive (e.g., significant increases should be supported by adequate rationale and disclosure), there is no evidence of abuse, the recipient’s overall compensation appears reasonable, and the board and/or responsible committee meet exchange or market standards for independence.

For European issuers, vote AGAINST non-executive director remuneration if:

•                  The advance general meeting documents do not specify fees paid to non-executive directors;

•                  The company seeks to excessively increase the fees relative to market or sector practices without providing a reasonable rationale for the increase; or

•                  It provides for granting of stock options or similarly structured equity-based compensation.

For Toronto Stock Exchange (TSX) issuers, the Agent’s limits with respect to equity awards to non-employee directors shall apply.

Bonus Payments

With respect to Japanese companies, generally follow the Agent’s guidelines on retirement and annual bonus payments, which include voting FOR retirement bonus proposals if all payments are for directors or auditors who have served as executives of the company and AGAINST such proposals if any payments are for outsiders, except when deemed appropriate by the Agent, provided that no payments shall be supported unless the individual or aggregate amounts are disclosed.  In all markets, if issues have been raised regarding a scandal or internal controls, generally vote AGAINST bonus proposals for retiring directors or continuing directors or auditors when culpability can be attributed to the nominee (e.g., if a Fund is also voting AGAINST the nominee under criteria herein regarding issues of scandal or internal controls), unless bundled with bonuses for a majority of directors or auditors a Fund is voting FOR.

Stock Option Plans for Independent Internal Statutory Auditors

With respect to Japanese companies, follow the Agent’s guidelines with respect to proposals regarding option grants to independent internal statutory auditors or other outside parties, generally voting AGAINST such plans.

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Amendment Procedures for Equity Compensation Plans and Employee Share Purchase Plans (ESPPs)

For TSX issuers, votes with respect to amendment procedures for security-based compensation arrangements and ESPPs shall generally be cast in a manner designed to preserve shareholder approval rights, with voting decisions generally based on the Agent’s recommendation.

Compensation Plans and Shares Reserved for Equity Compensation Plans

Unless otherwise provided for herein, votes with respect to equity compensation plans (e.g., option, warrant, restricted stock, or employee share purchase plans or participation in company offerings such as IPOs or private placements) or awards thereunder, the issuance of shares in connection with such plans, cash-based plans where appropriate, or related management proposals (e.g., article amendments), should be determined on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals, considering quantitative or qualitative factors as appropriate for the market and utilizing the Agent’s methodology, including classification of a company’s stage of development as growth or mature and the corresponding determination as to reasonability of the share requests.

Generally, vote AGAINST proposals that:

•                  Exceed Agent’s recommended burn rates or dilution limits, including cases in which the Agent suggests dilution cannot be fully assessed (e.g., due to inadequate disclosure);

•                  Provide deep or near-term discounts (or the equivalent, such as dividend equivalents on unexercised options) to executives or directors, unless discounts to executives are deemed by the Agent to be adequately mitigated by other requirements such as long-term vesting or performance requirements (e.g., Japan) or broad-based employee participation otherwise meeting the Agent’s standards (e.g., France);

•                  Are administered with discretion by potential grant recipients, unless such discretion is deemed acceptable due to market practice or other mitigating provisions;

•                  Provide for retirement benefits or equity incentive awards to outside directors if not in line with market practice (e.g., Australia, Belgium, or The Netherlands);

•                  Permit financial assistance to executives, directors, subsidiaries, affiliates, or related parties under conditions not supported by the Agent (e.g., misaligned with shareholders’ interests and/or posing excessive risk or independence concerns);

•                  For matching share plans, do not meet the Agent’s standards, considering holding period, discounts, dilution, participation, purchase price, and performance criteria;

•                  Provide for vesting upon change in control if deemed to evidence a potential conflict of interest or anti-takeover device or if the change in control definition is too liberal (e.g., does not result in actual change in control);

•                  Provide inadequate disclosure regarding vesting or performance requirements.

•                  Include vesting or performance periods that do not meet market standards (or the Agent’s standards where market standards are unclear);

•                  Permit post-employment vesting or exercise if deemed inappropriate by the Agent;

•                  Allow plan administrators to make material amendments without shareholder approval unless adequate prior disclosure has been provided, with such voting decisions generally based on the Agent’s approach to evaluating such plans;

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•                  Provide for contract or notice periods or severance/termination payments that exceed market practice, e.g., relative to multiples of annual compensation;

•                  Promote a pay practice (or combination of practices) not otherwise supported under these Guidelines that appears to diminish accountability to shareholders and/or has created a misalignment between CEO pay and performance with regard to shareholder value; or

•                  Provide for retesting in connection with achievement of performance hurdles unless the Agent’s analysis indicates that (1) performance targets are adequately increased in proportion to the additional time available, (2) the retesting is de minimis as a percentage of overall compensation or is acceptable relative to market practice, or (3) the issuer has committed to cease retesting within a reasonable period of time.

Generally, vote FOR such plans/awards or the related issuance of shares that (1) do not suffer from the defects noted above or (2) otherwise meet the Agent’s tests if the considerations raised by the Agent pertain primarily to vesting provisions, performance hurdles, discretionary bonuses, recruitment awards, retention incentives, non-compete payments, severance/termination payments, or incentive structures if:

(1)                     The company has provided adequate disclosure and/or a reasonable rationale regarding the relevant plan/award, practice, or participation;

(2)                     The recipient’s overall compensation appears reasonable;

(3)                     Potential payments or awards are not so significant (individually or collectively) as to potentially influence an executive’s decision-making (e.g., to enter into a transaction that will result in a change of control payment) or to effectively act as a poison pill; and

(4)                     The board and/or responsible committee meet exchange or market standards for independence.

Unless otherwise provided for herein, market practice of the primary country in which a company does business or competes for talent, or in which an employee is serving, as applicable, shall supersede that of the issuer’s domicile.

Consider proposals in connection with such plans or the related issuance of shares in other instances on a CASE-BY-CASE basis.

Remuneration Reports (Advisory Votes on Executive Compensation)

Generally, withhold support (AGAINST or ABSTAIN as appropriate for specific market and level of concerns identified) from remuneration reports/advisory votes on compensation that include compensation plans that:

(1)                     Permit practices or features not supported under these Guidelines, including conditions described under Compensation Plans and Shares Reserved for Equity Compensation Plans above;

(2)                     Permit retesting excessive relative to market practice (irrespective of the Agent’s support for the report as a whole);

(3)                     Cite long-term incentive plans deemed to be inadequately aligned with shareholders because the performance period is too short or they lack an appropriate equity component (e.g., overly cash-based plans), except that the latter will be considered CASE-BY-CASE in connection with executives already holding significant equity positions;

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(4)                     Cite equity award valuation methods triggering a negative recommendation from the Agent;

(5)                     Include components, metrics, or rationales that have not been disclosed in line with market practice (although retrospective disclosure may be considered adequate);

(6)                     For issuers in Australia, permit open market purchase of shares in support of equity grants in lieu of seeking shareholder approval, but only if the issuer has a history of significant negative votes when formally seeking approval for such grants; or

(7)                     Include provisions for retirement benefits or equity incentive awards to outside directors if not in line with market practice, except that reports will generally be voted FOR if contractual components are reasonably aligned with market practices on a going-forward basis (e.g., existing obligations related to retirement benefits or terms contrary to evolving standards would not preclude support for the report).

Reports receiving the Agent’s support and not triggering the concerns cited above will generally be voted FOR.  Unless otherwise provided for herein, reports not receiving the Agent’s support due to concerns regarding vesting provisions, performance hurdles, discretionary bonuses, recruitment awards, retention incentives, non-compete payments, severance/termination payments, or incentive structures not otherwise supported by these Guidelines shall be considered on a CASE-BY-CASE basis, generally voted FOR if:

(1)                     The company has provided a reasonable rationale and/or adequate disclosure regarding the matter(s) under consideration;

(2)                     The recipient’s overall compensation appears reasonable;

(3)                     Potential payments or awards are not so significant (individually or collectively) as to potentially influence an executive’s decision-making (e.g., to enter into a transaction that will result in a change of control payment) or to effectively act as a poison pill; and

(4)                     The board and/or responsible committee meet exchange or market standards for independence.

Reports with typically unsupported features may be voted FOR when the Agent recommends their initial support as the issuer or market transitions to better practices (e.g., having committed to new regulations or governance codes).

Proposals to Provide an Advisory Vote on Executive Compensation

For issuers in Canada, generally support proposals seeking a say on pay, with a preference for an annual vote.

Shareholder Proposals Regarding Executive and Director Pay

Except as otherwise provided for herein, the Funds’ U.S. Guidelines with respect to shareholder proposals regarding executive and director pay shall generally apply.

General Share Issuances

Unless otherwise provided for herein, voting decisions shall generally be based on the Agent’s practice to determine support for general issuance requests (with or without preemptive rights), or related requests to repurchase and reissue shares, based on their amount relative to currently issued capital, appropriate volume and duration parameters, and market-specific considerations (e.g., priority right protections in France, reasonable levels of dilution and discount in Hong

48

Kong).  Requests to reissue repurchased shares will not be supported unless a related general issuance request is also supported.

Consider specific issuance requests on a CASE-BY-CASE basis based on the proposed use and the company’s rationale.

Generally, vote AGAINST proposals to issue shares (with or without preemptive rights), convertible bonds, or warrants, to grant rights to acquire shares, or to amend the corporate charter relative to such issuances or grants when concerns have been identified by the Agent with respect to inadequate disclosure, inadequate restrictions on discounts, failure to meet the Agent’s standards for general issuance requests, or authority to refresh share issuance amounts without prior shareholder approval.

Generally, vote AGAINST nonspecific proposals authorizing excessive discretion to a board.

Increases in Authorized Capital

Unless otherwise provided for herein, voting decisions should generally be based on the Agent’s approach, as follows.  Generally:

•                  Vote FOR nonspecific proposals, including bundled proposals, to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

•                  Vote FOR specific proposals to increase authorized capital, unless:

•                  The specific purpose of the increase (such as a share-based acquisition or merger) does not meet these Guidelines for the purpose being proposed; or

•                  The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

•                  Vote AGAINST proposals to adopt unlimited capital authorizations.

•                  The Agent’s market-specific exceptions to the above parameters shall be applied.

Preferred Stock

Unless otherwise provided for herein, voting decisions should generally be based on the Agent’s approach, including:

•                  Vote FOR the creation of a new class of preferred stock or issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

•                  Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets the Agent’s guidelines on equity issuance requests.

•                  Vote AGAINST the creation of (1) a new class of preference shares that would carry superior voting rights to the common shares or (2) blank check preferred stock, unless the board states that the authorization will not be used to thwart a takeover bid.

Poison Pills/Protective Preference Shares

Generally, vote AGAINST management proposals in connection with poison pills or anti-takeover activities (e.g., disclosure requirements or issuances, transfers, or repurchases) that do not meet the Agent’s standards.  Generally vote in accordance with Agent’s recommendation to withhold support from a nominee in connection with poison pill or anti-takeover considerations

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when responsibility for the actions can be reasonably attributed to the nominee.  Generally DO NOT VOTE AGAINST director remuneration in connection with poison pill considerations raised by the Agent.

Waiver on Tender-Bid Requirement

Generally, consider proposals on a CASE-BY-CASE basis seeking a waiver for a major shareholder or concert party from the requirement to make a buyout offer to minority shareholders, voting FOR when little concern of a creeping takeover exists and the company has provided a reasonable rationale for the request, and with voting decisions generally based on the Agent’s approach to evaluating such requests.

Approval of Financial Statements and Director and Auditor Reports

Generally, vote FOR management proposals seeking approval of financial accounts and reports, unless there is concern about the company’s financial accounts and reporting, which, in the case of related party transactions, would include concerns raised by the Agent regarding inadequate disclosure, remuneration arrangements (including severance/termination payments exceeding local standards for multiples of annual compensation), or consulting agreements with non-executive directors.  Unless otherwise provided for herein, reports not receiving the Agent’s support due to other concerns regarding severance/termination payments not otherwise supported by these Guidelines shall be considered on a CASE-BY-CASE basis, factoring in the merits of the rationale or disclosure provided and generally voted FOR if the overall remuneration package and/or program at issue appears reasonable and the board and/or responsible committee meet exchange or market standards for independence.  Generally, vote AGAINST board-issued reports receiving a negative recommendation from the Agent due to concerns regarding independence of the board or the presence of non-independent directors on the audit committee.  However, generally do not withhold support from such proposals in connection with remuneration practices otherwise supported under these Guidelines or as a means of expressing disapproval of broader practices of the issuer or its board.

Remuneration of Auditors

Generally, vote FOR proposals to authorize the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.

Indemnification of Auditors

Generally, vote AGAINST proposals to indemnify auditors.

Ratification of Auditors and Approval of Auditors’ Fees

For Canadian issuers, the Funds’ U.S. Guidelines with respect to auditors and auditor fees shall apply.

For other markets, generally, follow the Agent’s standards for proposals seeking auditor ratification or approval of auditors’ fees, which generally indicate a vote FOR such proposals if the level of disclosure and independence meet the Agent’s standards.  However, if fees for non-audit services (excluding significant, one-time events) exceed 50 percent of total auditor fees, consider on a CASE-BY-CASE basis, and vote AGAINST ratification of auditors or approval of auditors’ fees opposed by the Agent if it appears that remuneration for the non-audit work is so lucrative as to taint the auditor’s independence, including circumstances where no rationale is provided.

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In other cases, generally vote FOR such proposals unless there are material concerns raised by the Agent about the auditor’s practices or independence.

Audit Commission

Consider nominees to the audit commission on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such candidates.

Allocation of Income and Dividends

With respect to Japanese companies, consider management proposals concerning allocation of income and the distribution of dividends, including adjustments to reserves to make capital available for such purposes, on a CASE-BY-CASE basis, generally voting with the Agent’s recommendations to support such proposals unless:

•                  The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

•                  The payout is excessive given the company’s financial position.

Generally vote FOR such proposals by issuers in other markets.

In any markets, in the event management offers multiple dividend proposals on the same agenda, consider on a CASE-BY-CASE basis, with primary consideration given to input from the relevant Investment Professional(s) and voting decisions generally based on the Agent’s recommendation if no input is received.

Stock (Scrip) Dividend Alternatives

Generally, vote FOR most stock (scrip) dividend proposals, but vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Debt Instruments and Issuance Requests

Generally, vote AGAINST proposals authorizing excessive discretion to a board to issue or set terms for debt instruments (e.g., commercial paper).  Generally, vote FOR debt issuances for companies when the gearing level (current debt-to-equity ratio) is between zero and 100 percent.  Review on a CASE-BY-CASE basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent, or for which inadequate disclosure precludes calculation of the gearing level, comparing any such proposed debt issuance to industry and market standards, and with voting decisions generally based on the Agent’s approach to evaluating such requests.

Financing Plans

Generally, vote FOR the adoption of financing plans if they are in the best economic interests of shareholders.

Related Party Transactions

Consider related party transactions on a CASE-BY-CASE basis.  Generally, vote FOR approval of such transactions unless the agreement requests a strategic move outside the company’s charter, contains unfavorable or high-risk terms (e.g., deposits without security interest or guaranty), or is deemed likely to have a negative impact on director independence.

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Approval of Donations

Generally, vote AGAINST such proposals unless adequate, prior disclosure of amounts is provided; if so, single- or multi-year authorities may be supported.

Capitalization of Reserves

Generally, vote FOR proposals to capitalize the company’s reserves for bonus issues of shares or to increase the par value of shares, unless concerns not otherwise supported under these Guidelines are raised by the Agent.

Investment of Company Reserves

These proposals should generally be analyzed on a CASE-BY-CASE basis, with primary consideration given to input from the relevant Investment Professional(s).

Article and Bylaw Amendments

Review on a CASE-BY-CASE basis all proposals seeking adoption of, or amendments to, the articles of association, bylaws, or related board policies.

Generally, vote FOR the proposal if:

•                  The change or policy is editorial in nature;

•                  Shareholder rights are protected;

•                  There is negligible or positive impact on shareholder value;

•                  Management provides adequate reasons for the amendments or the Agent otherwise supports management’s position;

•                  It seeks to discontinue and/or delist a form of the issuer’s securities when the relevant Fund does not hold the affected security type;

•                  Notice or disclosure requirements are reasonable; or

•                  The company is required to do so by law (if applicable).

Generally, vote AGAINST the proposal if:

•                  It removes or lowers quorum requirements for board or shareholder meetings below levels recommended by the Agent;

•                  It reduces relevant disclosure to shareholders;

•                  It seeks to align the articles with provisions of another proposal not supported by these Guidelines;

•                  It is not supported under these Guidelines, is presented within a bundled proposal, and the negative impact, on balance, outweighs any positive impact; or

•                  It imposes a negative impact on existing shareholder rights, including rights of the Funds, or diminishes accountability to shareholders to the extent that any positive impact would not be deemed to be sufficient to outweigh removal or diminution of such rights.

With respect to article amendments for Japanese companies:

•                  Generally vote FOR management proposals to amend a company’s articles to expand its business lines.

•                  Generally vote FOR management proposals to amend a company’s articles to provide for an expansion or reduction in the size of the board, unless the expansion/reduction is clearly disproportionate to the growth/decrease in the scale of the business or raises anti-takeover concerns.

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•                  If anti-takeover concerns exist, generally vote AGAINST management proposals, including bundled proposals, to amend a company’s articles to authorize the Board to vary the annual meeting record date or to otherwise align them with provisions of a takeover defense.

•                  Generally follow the Agent’s guidelines with respect to management proposals regarding amendments to authorize share repurchases at the board’s discretion, voting AGAINST proposals unless there is little to no likelihood of a creeping takeover or constraints on liquidity (free float of shares is low), and where the company is trading at below book value or is facing a real likelihood of substantial share sales; or where this amendment is bundled with other amendments which are clearly in shareholders’ interest.

Other Business

In connection with global proxies, vote in accordance with the Agent’s market-specific recommendations on management proposals for Other Business, generally AGAINST.

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STATEMENT OF ADDITIONAL INFORMATION

April 30, 2013

ING PARTNERS, INC.

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona  85258

(800) 992-0180

ING Index Solution Income Portfolio

Class/Ticker: ADV/ISKAX; I/ISKIX; S/ISKSX; S2/ IIIPX; T/ISKTX

ING Index Solution 2015 Portfolio

Class/Ticker: ADV/ISAAX; I/ISSIX; S/ISASX; S2/ISXVX; T/ISATX

ING Index Solution 2020 Portfolio

Class/Ticker:  ADV/IDXAX; I/IDXBX; S/IDXCX; S2/IDXDX; T/IDXEX

ING Index Solution 2025 Portfolio

Class/Ticker: ADV/ISDAX; I/ISDIX; S/ISDSX; S2/IXXVX; T/ISDTX

ING Index Solution 2030 Portfolio

Class/Ticker: ADV/IDXFX; I/IDXGX; S/IDXHX; S2/IDXIX; T/IDXJX

ING Index Solution 2035 Portfolio

Class/Ticker: ADV/ISEAX; I/ISEIX; S/ISESX; S2/IXISX; T/ISETX

ING Index Solution 2040 Portfolio

Class/Ticker: ADV/IDXKX; I/IDXLX; S/IDXMX; S2/IDXNX; T/IDXOX

ING Index Solution 2045 Portfolio

Class/Ticker: ADV/ISJAX; I/ISJIX; S/ISJSX; S2/ ISVLX; T/ISJTX

ING Index Solution 2050 Portfolio

Class/Ticker:  ADV/IDXPX; I/IDXQX; S/IDXRX; S2/IDXSX; T/IDXTX

ING Index Solution 2055 Portfolio

Class/Ticker: ADV/IISAX; I/IISNX; S/IISSX; S2/IISTX; T/ITISX

Adviser Class, Initial Class, Service Class, Service 2 Class, and Class T Shares

This Statement of Additional Information (“SAI”) relates to the series listed above (each, a “Portfolio” and collectively, the “Portfolios”) of ING Partners, Inc. (“Company”).  A prospectus or prospectuses (each, a “Prospectus” and collectively, the “Prospectuses”) for the Portfolios dated April 30, 2013, that provide the basic information you should know before investing in the Portfolios, may be obtained without charge from the Portfolios or the principal underwriter, ING Investments Distributor, LLC (“Distributor”), at the address or phone number listed above.  This SAI is not a prospectus, but is incorporated therein by reference and should be read in conjunction with the Prospectuses dated April 30, 2013, which have been filed with the U.S. Securities and Exchange Commission (“SEC”).

The information in the SAI expands on the information contained in the Prospectuses and any supplements thereto. The Portfolios’ financial statements and the independent registered public accounting firm’s report thereon, included in the Portfolios’ annual shareholder report dated December 31, 2012 are incorporated herein by reference. Copies of the Prospectuses and annual or unaudited semi-annual shareholder reports may be obtained upon request and without charge by contacting the Company at the address or phone number above. Capitalized terms not defined in this SAI are used as defined terms in the Prospectuses.

Shares of the Portfolios are sold to insurance company separate accounts (“Separate Accounts”), so that the Portfolios may serve as investment options under variable life insurance policies and variable annuity contracts issued by insurance companies (“Variable Contracts”).  The Portfolios also may sell their shares to certain other investors, such as qualified pension and retirement plans (“Qualified Plans”), insurance companies, and any investment adviser to the Portfolios as well as to the general accounts of any insurance company whose Separate Account holds shares of the Portfolios.  Shares of the Portfolios are currently offered to Separate Accounts of insurance companies that are subsidiaries of ING Groep N.V (“ING Groep”).  For information on allocating premiums and cash values under the terms of the Variable Contracts, see the prospectus for your Variable Contract.

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INTRODUCTION

This SAI is designed to elaborate upon information contained in the Portfolios’ Prospectuses for the Adviser Class (“Class ADV”), Initial Class (“Class I”), Service Class (“Class S”), Service 2 Class (“Class S2”), and Class T shares of the Portfolios, including the discussion of certain securities and investment techniques.  The more detailed information contained in the SAI is intended for investors who have read the Prospectuses and are interested in a more detailed explanation of certain aspects of some of the Portfolios’ securities and investment techniques.

HISTORY OF THE COMPANY

The Company is a Maryland corporation registered as an open-end management investment company. The Company commenced operations on November 28, 1997.  The Company changed its name from Portfolio Partners, Inc. to ING Partners, Inc. effective May 1, 2002.

The Company is authorized to issue multiple series and classes of shares, each with different investment objectives, policies and restrictions.  The Company currently has authorized 42 portfolios; however, not all of the portfolios offered are in this SAI.   The following Portfolios are described in this SAI:  ING Index Solution Income Portfolio, ING Index Solution 2015 Portfolio, ING Index Solution 2020 Portfolio, ING Index Solution 2025 Portfolio, ING Index Solution 2030 Portfolio, ING Index Solution 2035 Portfolio, ING Index Solution 2040 Portfolio, ING Index Solution 2045 Portfolio, ING Index Solution 2050 Portfolio, and ING Index Solution 2055 Portfolio.

ING Funds Service Providers

The following table reflects various ING services providers, their historical names, and the service they provide:

Current Name	Previous Name(s)	Service
ING Investments, LLC	ING Pilgrim Investments, LLC	Investment Adviser
ING Pilgrim Investments, Inc.
Pilgrim American Investments
Directed Services LLC	Directed Services, Inc.	Investment Adviser
ING Investment Management Co. LLC	ING Investment Management Co.	Sub-Adviser
ING Investments Distributor, LLC	ING Funds Distributor, LLC	Distributor
ING Funds Distributor, Inc.
ING Pilgrim Securities, Inc.
Pilgrim America Securities, Inc.
ING Funds Services, LLC	ING Pilgrim Group, LLC	Administrator
ING Pilgrim Group, Inc.
Pilgrim Group, Inc.
Pilgrim Group America, Inc.

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SUPPLEMENTAL DESCRIPTION OF INVESTMENTS AND RISKS

INVESTMENTS, INVESTMENT STRATEGIES, AND RISKS

The Portfolios normally invest all of their assets in shares of other ING Funds (“Underlying Funds”), as described in the Prospectuses and may also invest in derivatives, including futures and swaps (including interest rate swaps, total return swaps, and credit default swaps) to make tactical asset allocations, minimize risk and assist in managing cash. The Portfolios may also invest in exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).

The following pages identify various securities and investment techniques used by the adviser or sub-adviser of the Underlying Funds along with the risks associated with them. As a general matter, the Portfolios do not invest directly in securities. However, the Portfolios are subject to the risks described below indirectly through their investment in the Underlying Funds. The Underlying Funds may use any or all of these techniques at any one time, and the fact that an Underlying Fund may use a technique does not mean that the technique will be used.  An Underlying Fund’s transactions in a particular type of security or use of a particular technique is subject to limitations imposed by the Underlying Fund’s investment objective, policies, and restrictions described in the Underlying Fund’s prospectuses and/or in this SAI, as well as the federal securities laws.  There can be no assurance that any of the Underlying Funds or the Portfolios will achieve their respective investment objective.  Each Portfolio’s investment objective, policies, investment strategies, and practices are non-fundamental unless otherwise indicated.  The descriptions of the securities and investment techniques in this section supplement the discussion of principal investment strategies contained in the Portfolios’ and Underlying Funds’ Prospectuses.  Where a particular type of security or investment technique is not discussed in the Underlying Funds’ or the Portfolios’ Prospectuses, that security or investment technique is not a principal investment strategy, and the Underlying Fund or Portfolios will not investment more than 5% of its assets in such security or investment technique. See the Underlying Funds’ or the Portfolios’ fundamental investment restrictions for further information.

EQUITY SECURITIES

The value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than debt instruments.

While some countries or companies may be regarded as favorable investments, pure fixed-income opportunities may be unattractive or limited due to insufficient supply, legal, or technical restrictions. In such cases, an Underlying Fund may consider convertible securities or equity securities to gain exposure to such investments.

At times, in connection with the restructuring of a preferred stock or debt instrument either outside of bankruptcy court or in the context of bankruptcy court proceedings, an Underlying Fund may determine or be required to accept equity securities, such as common stocks, in exchange for all or a portion of a preferred stock or debt instrument. Depending upon, among other things, ING’s evaluation of the potential value of such securities in relation to the price that could be obtained by an Underlying Fund at any given time upon sale thereof, the Underlying Fund may determine to hold such securities in its portfolio.

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The market price of equity securities owned by an Underlying Fund may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The value of an equity security may also decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer’s goods or services.

Common Stock

Common stocks represent an equity (ownership) interest in a company.  This ownership interest generally gives an Underlying Fund the right to vote on measures affecting the company’s organization and operations. Except for Underlying Funds that are non-diversified, such investments will be diversified over a cross-section of industries and individual companies.  Some of these companies will be organizations with market capitalizations of $500 million or less or companies that have limited product lines, markets and financial resources and are dependent upon a limited management group.  Examples of possible investments include emerging growth companies employing new technology, cyclical companies, initial public offerings of companies offering high growth potential, or other corporations offering good potential for high growth in market value.  The securities of such companies may be subject to more abrupt or erratic market movements than larger, more established companies because the securities typically are traded in lower volume and because the issuers typically are subject to a greater degree to changes in earnings and prospects.

Other types of equity securities may also be purchased such as convertible securities, preferred stocks, rights, warrants, or other securities that are exchangeable for, or otherwise providing similar exposure to, shares of common stocks.

Convertible Securities

A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stocks. A convertible bond or convertible preferred stock gives the holder the option of converting these securities into common stocks. Some convertible securities contain a call feature whereby the issuer may redeem the security at a stipulated price, thereby limiting the possible appreciation.

By investing in convertible securities, an Underlying Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stocks into which the securities are convertible, while investing at a better price than may be available on the common stocks or obtaining a higher fixed rate of return than is available on the common stocks.

The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock).  The credit standing of the issuer and other factors may also affect the investment value of a convertible security.  The conversion value of a convertible security is determined by the market price of the underlying common stock.  If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value.  To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value.

Before conversion, convertible securities have characteristics similar to non-convertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers.  However, when the market price of the common stock underlying a

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convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.  As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not depreciate to the same extent as the underlying common stock.  Convertible securities rank senior to common stocks in an issuer’s capital structure and consequently entail less risk than the issuer’s common stocks.

The market value of convertible debt securities tends to vary inversely with the level of interest rates.  The value of the security declines as interest rates increase and increases as interest rates decline.  Although under normal market conditions longer term debt securities have greater yields than do shorter-term debt securities of similar quality, they are subject to greater price fluctuations.  A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security.  If a convertible security held by an Underlying Fund is called for redemption, the Underlying Fund must permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.  Rating requirements do not apply to convertible debt securities purchased by an Underlying Fund because the Underlying Fund purchases such securities for their equity characteristics.

Corporate Reorganizations

Indebtedness and participations, secured and unsecured, of debtor companies involved in reorganization or financial restructuring may be in the form of loans, notes, bonds, or debentures.  In general, securities that are the subject of a tender or exchange offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or proposal.  The increased market price of these securities may also discount what the stated or appraised value of the security would be in the contemplated action were approved or consummated.  These investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value.  The evaluation of these contingencies requires unusually broad knowledge and experience on the part of an Underlying Fund’s sub-adviser that must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offer or as well as the dynamics of the business climate when the offer or proposal is in progress.

Gold and Other Precious Metals

An Underlying Fund may invest in gold bullion and coins and other precious metals (silver or platinum) bullion and in futures contracts with respect to such metals.

Precious metals will not be purchased in any form that is not readily marketable, and gold coins will be purchased for their intrinsic value only (i.e., coins will not be purchased for their numismatic value).  Any metals purchased by an Underlying Fund will be delivered to and stored with a qualified custodian bank.  Precious metals investments do not generate interest or dividend income.

Metal investments are considered speculative and are affected by various worldwide economic, financial and political factors.  Prices may fluctuate sharply over short time periods due to changes in inflation expectations in various countries, metal sales by central banks of governments or international agencies, speculation, changes in industrial and commercial demand, and governmental prohibitions or restriction on the private ownership of certain precious metals or minerals.  Furthermore, at the present time, there are four major producers of gold bullion: the Republic of South Africa, the United States, Canada, and

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Australia.  Political and economic conditions in these countries will have a direct effect on the mining and distribution of gold and, consequently, on its price.  Many of these risks also may affect the value of securities of companies engaged in operations respecting gold and other precious metals.

Hard Asset Securities

The production and marketing of hard assets or global resources may be affected by actions and changes in governments. In addition, hard asset companies and securities of hard asset companies may be cyclical in nature. During periods of economic or financial instability, the securities of some hard asset companies may be subject to broad price fluctuations, reflecting volatility of energy and basic materials prices, and possible instability of supply of various hard assets.  In addition, some hard asset companies may also be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazards associated with natural resources, such as fire, drought, increased regulatory and environmental costs, and others. Securities of hard asset companies may also experience greater price fluctuations than the relevant hard asset.  In periods of rising hard asset prices, such securities may rise at a faster rate and, conversely, in time of falling hard asset prices, such securities may suffer a greater price decline.

Initial Public Offerings (“IPOs”)

IPOs occur when a company first offers its securities to the public.  Although companies can be any age or size at the time of their IPO, they are often smaller and have a limited operating history, which involves a greater potential for the value of their securities to be impaired following the IPO.

Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.  In addition, all of the factors that affect stock market performance may have a greater impact on the shares of IPO companies.

The price of a company’s securities may be highly unstable at the time of its IPO and for a period thereafter, due to market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available and limited availability of investor information.  As a result of this or other factors, an Underlying Fund’s sub-adviser might decide to sell an IPO security more quickly than it would otherwise, which may result in a significant gain or loss and greater transaction costs to the Underlying Fund.  Any gains from shares held for one year or less will be treated as short-term gains, taxable as ordinary income to an Underlying Funds’ shareholders.  In addition, IPO securities may be subject to varying patterns of trading volume and may, at times, be difficult to sell without an unfavorable impact on prevailing prices.

The effect of an IPO investment can have a magnified impact on an Underlying Funds’ performance when the Underlying Funds’ asset bases are small.  Consequently, IPOs may constitute a significant portion of an Underlying Fund’s returns particularly when the Underlying Fund is small.  Since the number of securities issued in an IPO is limited, it is likely that IPO securities will represent a smaller component of an Underlying Fund’s assets as it increases in size and therefore have a more limited effect on the Underlying Fund’s performance in the future.

There can be no assurance that IPOs will continue to be available for an Underlying Fund to purchase.  The number or quality of IPOs available for purchase by an Underlying Fund may vary, or entirely disappear.  In some cases, an Underlying Fund may not be able to purchase IPOs at the offering price, but may purchase the shares in the aftermarket at a price greatly exceeding the offering price, making it more difficult for the Underlying Fund to realize a profit.

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Internet and Internet-Related Companies

Internet and Internet-related companies are generally subject to a rate of change in technology which is higher than other industries and often requires extensive and sustained investment in research and development.  As a result, Internet and Internet-related companies are exposed to the risk of rapid product obsolescence. Changes in governmental policies, such as telephone and cable regulations and anti-trust enforcement, and the need for regulatory approvals may have an adverse effect on the products, services, and securities of Internet and Internet-related companies.  Internet and Internet-related companies may also produce or use products or services that prove commercially unsuccessful.  In addition, intense worldwide competitive pressures and changing demand, evolving industry standards, challenges in achieving product capability, loss of patent protection or proprietary rights, reduction or interruption in the supply of key components, changes in strategic alliances, frequent mergers or acquisitions, or other factors can have a significant effect on the financial conditions of companies in these industries.  Competitive pressures in the Internet and Internet-related industries may affect negatively the financial condition of Internet and Internet-related companies.  Internet and Internet-related companies are also subject to the risk of service disruptions, and the risk of losses arising out of litigation related to these losses.  Many Internet companies have exceptionally high price-to-earnings ratios with little or no earnings.

Risk Considerations Regarding the Internet Industry

The value of an Underlying Fund’s shares invested in the Internet industry will fluctuate based upon risk factors affecting the Internet industry and related industries. Stocks of many Internet companies for which IPOs occurred recently have been trading below their initial offering price. Further, many Internet and Internet-related companies have incurred losses since their inception, may continue to incur losses for an extended period of time and may never achieve profitability. Products developed by these companies may be commercially unsuccessful and subject to rapid obsolescence as the market in which many Internet companies compete is characterized by rapidly changing technology, evolving industry standards, frequent new service and product announcements, introductions and enhancements, and changing customer demands. The failure of an Internet company to adapt to such changes could have a material adverse effect on the company’s business, results of operations and financial condition. In addition, the widespread adoption of new Internet, networking, telecommunications technologies, or other technological changes could require substantial expenditures by an Internet company to modify or adapt its services or infrastructure, which could have a material adverse effect on an Internet company’s business, results of operations, and financial condition.

Master Limited Partnerships (“MLPs”)

Certain companies are organized as MLPs in which ownership interests are publicly traded. MLPs often own several properties or businesses (or directly own interests) that are related to real estate development and oil and gas industries, but they may also finance motion pictures, research and development and other projects. Generally, a MLP is operated under the supervision of one or more managing general partners. Limited partners (like a fund that invests in a MLP) are not involved in the day-to-day management of the partnership. They are allocated income and capital gains associated with the partnership project in accordance with the terms established in the partnership agreement. The risks of investing in a MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be less protections afforded investors in a MLP than investors in a corporation. Additional risks involved with investing in a MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate or oil and gas industries.

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Mid- and/or Small-Capitalization Companies

Investments in mid- and/or small-capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines, and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volumes typical on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. The trading volume of securities of mid-capitalization and small capitalization companies is normally less than that of larger companies and, therefore, may  disproportionately affect their market price, tending to make them rise more in response to buying demand and fall more in response to selling pressure than is the case with larger companies.

Other Investment Companies

An investment company is a company engaged in the business of pooling investors’ money and trading in securities for them.  Examples include face-amount certificate companies, unit investment trusts and management companies.

Generally, a portfolio or an Underlying Fund is limited in the degree to which it may invest in shares of another investment company in that it may not, at the time of the purchase: (i) acquire more than 3% of the outstanding voting shares of the investment company; (ii) invest more than 5% of its total assets in the investment company; or (iii) invest more than 10% of its total assets in all investment company holdings.  A portfolio or Underlying Fund may invest beyond these limits to the extent permitted under the 1940 Act or to the extent it operates under exemptive order exempting it from the provisions of the 1940 Act.   .

For so long as shares of a portfolio or an Underlying Fund are purchased by another fund in reliance on Section 12(d)(1)(G) of the 1940 Act, the portfolio or the Underlying Fund will not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

There are some potential disadvantages associated with investing in other investment companies.  In addition to the advisory and operational fees a portfolio or an Underlying Fund bears directly in connection with its own operation, the portfolio or Underlying Fund would also bear its pro rata portions of each other investment company’s advisory and operational expenses.  When a portfolio or an Underlying Fund invests in other investment companies, you indirectly pay a proportionate share of the expenses of that other investment company (including management fees, administration fees, and custodial fees) in addition to the expenses of the portfolio or Underlying Fund.

Exchange-Traded Funds (“ETFs”)

An ETF is a passively managed investment company whose goal is to track or replicate a desired index, such as a sector, market or global segment. ETFs are traded on exchanges and are traded similarly to publicly traded companies.  Consequently, the risks and costs are similar to that of a publicly traded company.  The goal of a passive ETF is to correspond generally to the price and yield performance, before fees and expenses of its underlying index.  The risk of not correlating to the index is an additional risk to the investors of ETFs. Because ETFs trade on an exchange, they may not trade at net asset value (“NAV”).  Sometimes, the prices of ETFs may vary significantly from the NAVs of the ETF’s underlying securities.  Additionally, if a portfolio or an Underlying Fund elects to redeem its ETF shares rather than

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selling them on the secondary market, the portfolio or the Underlying Fund may receive the underlying securities which it must then sell in order to obtain cash.  Additionally, when a portfolio or an Underlying Fund invests in ETFs, shareholders of the Underlying Fund bear their proportionate share of the underlying ETF’s fees and expenses.

Holding Company Depositary Receipts (“HOLDRs”)

HOLDRs are trust-issued receipts that represent an Underlying Fund’s beneficial ownership of a specific group of stocks.  HOLDRs involve risks similar to the risks of investing in common stock.  For example, an Underlying Fund’s investments will decline in value if the underlying stocks decline in value.  Because HOLDRs are not subject to concentration limits, the relative weight of an individual stock may increase substantially, causing the HOLDRs to be less diverse and creating more risk.

Index-Related Securities (“Equity Equivalents”)

Equity Equivalents securities that enable investors to purchase or sell shares in a portfolio of securities that seeks to track the performance of an underlying index or a portion of an index.  Such Equity Equivalents include, among others, DIAMONDS (interests in a portfolio of securities that seeks to track the performance of the Dow Jones Industrial Average), SPDRs or Standard & Poor’s Depositary Receipts (interests in a portfolio of securities that seeks to track the performance of the S&P 500® Index, iShares MSCI Index Shares (“iShares”) were formerly known as World Equity Benchmark Shares (“WEBS”) (interests in a portfolio of securities that seeks to track the performance of a benchmark index of a particular foreign country’s stocks), and the PowerShares QQQTM (“QQQQ”) (interests in a portfolio of securities of the largest and most actively traded non-financial companies listed on the NASDAQ Stock Market).  Such securities are similar to index mutual funds, but they are traded on various stock exchanges or secondary markets.  The value of these securities is dependent upon the performance of the underlying index on which they are based.  Thus, these securities are subject to the same risks as their underlying indices as well as the securities that make up those indices.  For example, if the securities comprising an index that an Equity Equivalent seeks to track perform poorly, the Equity Equivalent will lose value.

Equity Equivalents may be used for several purposes, including to simulate full investment in the underlying index while retaining a cash balance for Underlying Fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns when an Equity Equivalent is priced more attractively than securities in the underlying index.  Because the expense associated with an investment in Equity Equivalents may be substantially lower than the expense of small investments directly in the securities comprising the indices they seek to track, investments in Equity Equivalents may provide a cost-effective means of diversifying an Underlying Fund’s assets across a broad range of equity securities.

iShares were formerly known as WEBS. WEBS were a form of exchange-traded fund traded on the American Stock Exchange, now known as NYSE Amex Equities (“AMEX”).  They were re-named iShares MSCI Index Shares on March 15, 2000.  iShares track the performance of several international equity indices.  Each country index series invests in an optimized portfolio of common stocks based on that country’s Morgan Stanley Capital International benchmark country index.  The market prices of iShares are expected to fluctuate in accordance with both changes in the NAV of their underlying indices and supply and demand of iShares on the AMEX.  To date, iShares have traded at relatively modest discounts and premiums to their NAVs.  However, iShares have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares for extended periods or over complete market cycles.  In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iShares will continue to be met or will remain unchanged.  In

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the event substantial market or other disruptions affecting iShares should occur in the future, the liquidity and value of a portfolio’s or an Underlying Fund’s shares could also be substantially and adversely affected.  If such disruptions were to occur, a portfolio or an Underlying Fund could be required to reconsider the use of iShares as part of its investment strategy.

SPDRs are securities traded on the AMEX that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500® Index.  The SPDR Trust is sponsored by a subsidiary of the AMEX. SPDRs may be used for several reasons including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs.  The price movement of SPDRs may not perfectly parallel the price action of the S&P 500® Index.

The prices of Equity Equivalents are derived and based upon the securities held by the particular investment company.  Accordingly, the level of risk involved in the purchase or sale of an Equity Equivalent is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for such instruments is based on a basket of stocks.  The market prices of Equity Equivalents are expected to fluctuate in accordance with both changes in the NAV of their underlying indices and the supply and demand for the instruments on the exchanges on which they are traded.  Substantial market or other disruptions affecting an Equity Equivalent could adversely affect the liquidity and value of the shares of an Underlying Fund.

Investment Companies that Invest in Senior Loans

Some investment companies invest primarily in interests in variable or floating rate loans or notes.  Senior Loans in most circumstances are fully collateralized by assets of a corporation, partnership, limited liability company or other business entity.  Senior Loans vary from other types of debt in that they generally hold a senior position in the capital structure of a borrower.  Thus, Senior Loans are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors and preferred or common stockholders.

Substantial increases in interest rates may cause an increase in loan defaults as borrowers may lack resources to meet higher debt service requirements.  The value of an Underlying Fund’s assets may also be affected by other uncertainties such as economic developments affecting the market for Senior Loans or affecting borrowers generally.

Senior Loans usually include restrictive covenants which must be maintained by the borrower.  Under certain interests in Senior Loans, an investment company investing in a Senior Loan may have an obligation to make additional loans upon demand by the borrower.  Senior Loans, unlike certain bonds, usually do not have call protection.  This means that interests, while having a stated one- to ten-year term, may be prepaid, often without penalty.  The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the borrower.  Prepayment would cause the actual duration of a Senior Loan to be shorter than its stated maturity.

Risks of Senior Loans

Credit Risk.  Information about interests in Senior Loans generally is not in the public domain, and interests are generally not currently rated by any nationally recognized rating service.  Senior Loans are subject to the risk of nonpayment of scheduled interest or principal payments.  Issuers of Senior Loans generally have either issued debt securities that are rated lower than investment-grade, or, if they had issued debt securities, such debt securities would likely be rated lower than investment-grade.  However, unlike other types of debt securities, Senior Loans are generally fully collateralized.

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In the event of a failure to pay scheduled interest or principal payments on Senior Loans, an investment company investing in that Senior Loan could experience a reduction in its income, and would experience a decline in the market value of the particular Senior Loan so affected, and may experience a decline in the NAV or the amount of its dividends.  In the event of a bankruptcy of the borrower, the investment company could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing the Senior Loan.

Collateral.  Senior Loans typically will be secured by pledges of collateral from the borrower in the form of tangible assets and intangible assets.  In some instances, an investment company may invest in Senior Loans that are secured only by stock of the borrower or its subsidiaries or affiliates.  The value of the collateral may decline below the principal amount of the Senior Loan subsequent to an investment in such Senior Loan.  In addition, to the extent that collateral consists of stock of the borrower or its subsidiaries or affiliates, there is a risk that the stock may decline in value, be relatively illiquid, or may lose all or substantially all of its value, causing the Senior Loan to be under collateralized.

Limited Secondary Market.  Although it is growing, the secondary market for Senior Loans is currently limited.  There is no organized exchange or board of trade on which Senior Loans may be traded; instead, the secondary market for Senior Loans is an unregulated inter-dealer or inter-bank market.  Accordingly, Senior Loans may be illiquid.  In addition, Senior Loans generally require the consent of the borrower prior to sale or assignment.  These consent requirements may delay or impede an Underlying Fund’s ability to sell Senior Loans.  In addition, because the secondary market for Senior Loans may be limited, it may be difficult to value Senior Loans.  Reliable market value quotations may not be readily available and valuation may require more research than for liquid securities.  In addition, elements of judgment may play a greater role in the valuation, because there is less reliable, objective data available.

Hybrid Loans.  The growth of the syndicated loan market has produced loan structures with characteristics similar to Senior Loans but which resemble bonds in some respects, and generally offer less covenant or other protections than traditional Senior Loans while still being collateralized (“Hybrid Loans”).  With Hybrid Loans, an Underlying Fund may not possess a senior claim to all of the collateral securing the Hybrid Loan.  Hybrid Loans also may not include covenants that are typical of Senior Loans, such as covenants requiring the maintenance of minimum interest coverage ratios.  As a result, Hybrid Loans present additional risks besides those associated with traditional Senior Loans, although they may provide a relatively higher yield.  Because the lenders in Hybrid Loans waive or forego certain loan covenants, their negotiating power or voting rights in the event of a default may be diminished.  As a result, the lenders’ interests may not be represented as significantly as in the case of a conventional Senior Loan.  In addition, because an investment company’s security interest in some of the collateral may be subordinate to other creditors, the risk of nonpayment of interest or loss of principal may be greater than would be the case with conventional Senior Loans.

Subordinated and Unsecured Loans.  Certain investment companies may invest in subordinated and unsecured loans.  The primary risk arising from a holder’s subordination is the potential loss in the event of default by the issuer of the loans.  Subordinated loans in insolvency bear an increased share, relative to senior secured lenders, of the ultimate risk that the borrower’s assets are insufficient to meet its obligations to its creditors.  Unsecured loans are not secured by any specific collateral of the borrower.  They do not enjoy the security associated with collateralization and may pose a greater risk of nonpayment of interest or loss of principal than do secured loans.

Preferred Securities

Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the

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proceeds resulting from a liquidation of the company. Preferred stocks may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.

Unlike common stocks, preferred stocks typically offer a stated dividend rate payable from a corporation’s earnings.  Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate.  If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline.  Preferred stocks may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline.  Dividends on some preferred stocks may be “cumulative,” requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer’s common stock.  Preferred stocks also generally have a preference over common stocks on the distribution of a corporation’s assets in the event of liquidation of the corporation and may be “participating,” which means that it may be entitled to a dividend exceeding the stated dividend in certain cases.  The rights of preferred stocks on the distribution of a corporation’s assets in the event of liquidation are generally subordinate to the rights associated with a corporation’s debt securities.

Private Funds

Private funds include U.S. or foreign private limited partnerships or other investment funds.  Investments in private funds may be highly speculative and volatile.  Because Private Funds generally are  investment companies for purposes of the 1940 Act, or would be but for the exemptions provided in sections 3(c)(1) or 3(c)(7) of the 1940 Act, an Underlying Fund’s ability to invest in them will be limited.  In addition, Underlying Fund shareholders will remain subject to an Underlying Fund’s expenses while also bearing their pro rata share of the operating expenses of the private funds.  The ability of an Underlying Fund to dispose of interests in private funds is very limited and involves risks, including loss of the Underlying Fund’s entire investment in the private fund.

Private investment funds include a variety of pooled investments.  Generally, these pooled investments are structured as a trust, a special purpose vehicle, and are exempted from registration under the 1940 Act.  As an investor, an Underlying Fund owns a proportionate share of the trust.  Typically, the trust does not employ a professional investment manager.  Instead, the pooled investment tracks some index by investing in the issuers or securities that comprise the index.  An Underlying Fund receives a stream of cash flows in the form of interest payments from the underlying assets or the proceeds from the sale of the underlying assets in the event those underlying assets are sold.  However, some pooled investments may not dispose of the underlying securities regardless of the adverse events affecting the issuers depending on the investment strategy utilized.  In this type of strategy, the pooled investment continues to hold the underlying securities as long as the issuers or securities remain members of the tracked index.

The pooled investments allow an Underlying Fund to synchronize the receipt of interest and principal payments and also diversify some of the risks involved with investing in debt instruments.  Because the trust holds securities of many issuers, the default of a few issuers would not impact an Underlying Fund significantly.  However, an Underlying Fund bears any expenses incurred by the trust.  In addition, an Underlying Fund assumes the liquidity risks generally associated the privately offered pooled investments.

Pooled investments that are structured as a trust contain many similarities to private funds that are structured as limited partnerships. The primary difference between the trust and the limited partnership

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structure is the redemption of the ownership interests. Typically, the ownership interests in a typical private fund are redeemable only by the general partners and thus are restricted from transferring from one party to another.  Conversely, the ownership interests in the trust are generally not redeemable by the trust, except under certain circumstances, and are transferable among the general public for publicly offered securities and “qualified purchasers” or “qualified institutional buyers” for privately offered securities.

An Underlying Fund cannot assure that it can achieve better results by investing in a pooled investment versus investing directly in the individual underlying assets.

Real Estate Securities and Real Estate Investment Trusts (“REITs”)

Real estate securities include investment in other real estate operating companies (“REOCs”), companies engaged in other real estate related businesses, and REITs. REITs are trusts that sell securities to investors and use the proceeds to invest in real estate or interests in real estate. A REIT may focus on a particular  project, such as apartment complexes, or geographic regions, such a the northeastern United States. A REOC is a company that derives at least 50% of its gross revenues or net profits from either: (i) the ownership, development, construction, financing, management or sale of commercial, industrial, or residential real estate; or (ii) products or services related to the real estate industry, such as building supplies or mortgage servicing.

A REIT is a corporation or business trust that meets the definitional requirements of the Internal Revenue Code of 1986, as amended (“Code”).  The Code permits a qualifying REIT to deduct from taxable income the dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass through vehicle for federal income tax purposes.  To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs), cash and government securities; derive most of its income from rents from real property or interest on loans secured by mortgages on real property; and distribute annually 90% or more of its otherwise taxable income to shareholders.

REITs are sometimes informally characterized as equity REITs, mortgage REITs or a combination of equity and mortgage REITs.  An equity REIT invests primarily in fee ownership or leasehold ownership of land and buildings; a mortgage REIT invests primarily in mortgages on real property, which may secure construction, development, or long-term loans.

Although an Underlying Fund will not invest directly in real estate, the Underlying Fund may invest in equity securities of issuers primarily engaged in or related to the real estate industry. Risks of real estate securities and REITs include those risks that are more closely associated with investing in real estate securities directly than with investing in the the real estate industry in general.   These risks include, among others: (i) possible periodic declines in the value of real estate generally, or in the rents and other income generated by real estate; (ii) risks related to general and local economic conditions; (iii) possible lack of availability of mortgage funds; (iv) periodic overbuilding, which creates gluts in the market; (v) extended vacancies of properties; (vi) increases in competition, property taxes, and operating expenses; (vii) changes in laws (such as zoning laws) that impair the property rights of real estate owners; (viii) costs resulting from the clean-up of, and liability to, third parties for damages resulting from environmental problems; (ix) casualty or condemnation losses; (x) uninsured damages from floods, earthquakes, or other natural disasters; (xi) limitations on and variations in rents; (xii) changes in interest rates; (xiii) acts of terrorism, war, or other acts of violence; and (xiv) adverse developments in the real estate industry.

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To the extent that assets underlying the REIT’s investments are concentrated geographically, by property type, or in certain other respects, the REIT may be subject to certain of the foregoing risks to a greater extent.  Equity REITs may be affected by changes in the value of the underlying property owned by the REITs while mortgage REITs may be affected by the quality of any credit extended.  REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers, and self-liquidation.  REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investments in fixed rate obligations can be expected to rise.  Conversely, when interest rates rise, the value of a REIT’s investments in fixed rate obligations can be expected to decline.  In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Investing in REITs involves risks similar to those associated with investing in small-capitalization companies.  REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger company securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects.  By investing in REITs indirectly through an Underlying Fund, a shareholder will bear not only his proportionate share of the expenses of the Underlying Fund, but also, indirectly, similar expenses of the REITs.  REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Risks Associated with the Real Estate Industry

Although an Underlying Fund that invests in REITs does not invest directly in real estate, it does invest primarily in real estate equity securities and may concentrate its investments in the real estate industry and, therefore, an investment in an Underlying Fund may be subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others:

•	possible declines in the value of real estate;
•	adverse general or local economic conditions;
•	possible lack of availability of mortgage funds;
•	overbuilding;
•	extended vacancies of properties;
•	increases in competition, property taxes and operating expenses;
•	changes in zoning or applicable tax law;
•	costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems;
•	casualty or condemnation losses;
•	uninsured damages from floods, earthquakes, or other natural disasters;
•	limitations on and variations in rents; and
•	unfavorable changes in interest rates.

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In addition to the risks discussed above, REITs may be affected by any changes in the value of the underlying property owned by the trusts or by the quality of any credit extended.  REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing for a single or a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation, and the possibility of failing to qualify for special tax treatment under applicable tax credits and to maintain an exemption under the 1940 Act.  Finally, certain REITs may be self-liquidating in that a specific term of existence is provided for in the trust document and such REITs run the risk of liquidating at an economically inopportune time. To the extent an Underlying Fund invests in international REITs, such a REIT may be considered a “passive foreign investment company which may result in an adverse situation for the Underlying Fund.

Rights

Rights are instruments, frequently distributed to an issuer’s shareholders as a dividend, that entitle the holder to purchase a specific number of shares of common stock on a specific date or during a specific period of time. The exercise price on the rights is normally at a discount from market value of the common stock at the time of distribution. The rights do not carry with them the right to dividends or to vote and may or may not be transferable. Rights are frequently used outside of the United States as a means of raising additional capital from an issuer’s current shareholders.

As a result, an investment in rights may be considered more speculative than certain other types of investments. In addition, the value of a right does not necessarily change with the value of the underlying securities, and rights expire worthless if they are not exercised on or prior to their expiration date.

Risk Arbitrage Securities and Distressed Companies

A merger, tender or exchange offer, or other corporate restructuring proposed at the time an Underlying Fund invests in risk arbitrage securities may not be completed on the terms or within the time frame contemplated, resulting in losses to the Underlying Fund. Debt obligations of distressed companies typically are unrated, lower rated, in default, or close to default. Also, securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies.

Small Companies

Small companies, some of which may be unseasoned, may have limited product lines, markets, or financial resources and may be dependent on a limited management group.  While the markets in securities of such companies have grown rapidly in recent years, such securities may trade less frequently and in smaller volume than more widely held securities.  The values of these securities may fluctuate more sharply than those of other securities, and an Underlying Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices.  There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers’ underlying earnings potential or assets.

Some securities of smaller issuers may be restricted as to resale or may otherwise be illiquid.  The ability of an Underlying Fund to dispose of such securities may be limited, and an Underlying Fund may have to continue to hold such securities during periods when its manager would otherwise have sold the security.  It is possible that an Underlying Fund’s manager or an affiliate or client of an Underlying Fund’s manager may hold securities issued by the same issuers, and may in some cases have acquired the securities at different times, on more favorable terms or at more favorable prices, than the Underlying Fund which it manages.

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Unseasoned Companies

Unseasoned companies are those companies with a record of less than three (3) years continuous operation including the operations of any predecessors and parents. These companies, by their nature, have only a limited operating history that can be used for evaluating the company’s growth prospects. As a result, investment decisions for these securities may place a greater emphasis on fundamental valuation factors than would be the case for more mature companies. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case.  In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

FIXED-INCOME INVESTMENTS

The value of debt instruments may be affected by changes in general interest rates and in the creditworthiness of the issuer.  Debt securities with longer maturities (for example, over ten years) are more affected by changes in interest rates and provide less price stability than securities with short-term maturities (for example, one to ten years).  Also, for each debt security, there is a risk of principal and interest default, which will be greater with higher-yielding, lower-grade securities.

Debt obligations that are deemed investment-grade carry a rating of at least Baa3 from Moody’s or BBB- from S&P, or a comparable rating from another rating agency or, if not rated by an agency, are determined by the adviser or sub-adviser to be of comparable quality. Bonds rated Baa3 or BBB- have speculative characteristics and changes in economic circumstances are more likely to lead to a weakened capacity to make interest and principal payments than higher rated bonds.

Asset-Backed Securities

Asset-backed securities represent individual interests in pools of consumer loans, home equity loans, trade receivables, credit card receivables, and other debt and are similar in structure to mortgage-backed securities.  The assets are securitized either in a pass-through structure (similar to a mortgage pass-through structure) or in a pay-through structure (similar to a Collateralized Mortgage Obligation (“CMO”) structure).  Asset-backed securities may be subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans.  During periods of declining interest rates, prepayment of certain types of loans underlying asset-backed securities can be expected to accelerate.  Accordingly, an Underlying Fund’s ability to maintain positions in these securities will be affected by reductions in the principal amount of the securities resulting from prepayments, and the Underlying Fund must reinvest the returned principal at prevailing interest rates, which may be lower.  Asset-backed securities may also be subject to extension risk during periods of rising interest rates.

Asset-backed securities entail certain risks not presented by mortgage-backed securities.  The collateral underlying asset-backed securities may be less effective as security for payments than real estate collateral.  Debtors may have the right to set off certain amounts owed on the credit cards or other obligations underlying the asset-backed security, or the debt holder may not have a first (or proper) security interest in all of the obligations backing the receivable because of the nature of the receivable or state or federal laws protecting the debtor.  Certain collateral may be difficult to locate in the event of default, and recoveries on depreciated or damaged collateral may not fully cover payments due on these securities.

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Asset-backed securities include Certificates for Automobile ReceivablesSM (“CARSSM”). CARSSM represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts.  Payments of principal and interest on CARSSM are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust.  An investor’s return on CARSSM may be affected by early prepayment of principal on the underlying vehicle sales contracts.  If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors.  As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

Asset-backed securities can also include collateralized putable notes (“CPNs”).  CPNs represent interests in the most senior tranche of collateralized debt obligations and benefit from a put option provided by a highly rated counterparty.  CPNs are also backed by interests in various assets, including other asset-backed securities, residential mortgage-backed securities, collateralized mortgage-backed securities, and other instruments.

It is expected that governmental, government-related, or private entities may create mortgage loan pools and other mortgage-backed securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above.  As new types of mortgage-backed securities are developed and offered to investors, investments in such new types of mortgage-backed securities may be considered for an Underlying Fund.

The credit characteristics of asset-backed securities differs in a number of respects from those of traditional debt securities. Asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to other debt obligations, and there is a possibility that recoveries on repossessed collateral may not be available to support payment on these securities.

The principal on asset-backed securities, like mortgage-backed securities, may normally be prepaid at any time, which will reduce the yield and market value of these securities.  Asset-backed securities and commercial mortgage-backed securities generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates when liquidity is available to borrowers, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates.  During such periods, reinvestment of the prepayment proceeds by an Underlying Fund will generally be at lower rates of return than the return on the assets which were prepaid.  Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection.  An Underlying Fund’s investments in commercial mortgage-backed securities with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks.  Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection.  While asset-backed securities are designed to allocate risk from pools of their underlying assets, the risk allocation techniques may not be successful, which could lead to the credit risk of these investments being greater than indicated by their ratings. The value of asset-backed securities may be further affected by downturns in the credit markets or the real estate market.  It may be difficult to value these instruments because of the transparency or liquidity of some underlying investments, and these instruments may not be liquid.  Finally, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

The coupon rate of interest on mortgage-backed and asset-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool by the amount of the fees paid to the mortgage

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pooler, issuer, and/or guarantor.  Actual yield may vary from the coupon rate.  However, if such securities are purchased at a premium or discount, traded in the secondary market at a premium or discount, or to the extent that the underlying assets are prepaid as noted above.

Corporate Asset-Backed Securities

Corporate asset-backed securities, which are issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties.

Corporate asset-backed securities present certain risks.  For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral.  Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due.  Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations.  If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables.  In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables.  Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.  The underlying assets (e.g., loans) are also subject to prepayments which shorten the securities’ weighted average life and may lower their return.

Corporate asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.  To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories:  (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets.  Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion.  Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties.  An Underlying Fund will not pay any additional or separate fees for credit support.  The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets.  Delinquency or loss in excess of that anticipated or failure of credit support could adversely affect the return on an investment in such a security.  Privately-issued asset-backed securities will not be treated as constituting a single, separate industry.

Banking Industry, and Savings Industry Obligations, and Short-Term Investments

Banking industry obligations include:  (i) certificates of deposit; (ii) time deposits; (iii) bankers’ acceptances; and (iv) other short-term debt obligations issued by commercial banks.  An Underlying Fund also may invest in obligations of foreign branches of commercial banks and foreign banks so long as the securities are U.S. dollar-denominated, and others may invest in obligations of foreign branches of commercial banks and foreign banks if the securities are not U.S. dollar-denominated.  See “Foreign Securities” discussion in this SAI for further information regarding risks attendant with investment in foreign securities.

Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return.  Bankers’ acceptances are negotiable drafts or

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bills of exchange, which are normally drawn by an importer or exporter to pay for specific merchandise, and which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.  Certificates of deposit and bankers’ acceptances acquired by an Underlying Fund will be dollar denominated obligations of domestic or foreign banks or financial institutions which, at the time of purchase, have capital, surplus, and undivided profits in excess of $100 million (including assets of both domestic and foreign branches) based on latest published reports or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. government.

Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate.  Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation.  There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, because there is no market for such deposits.  An Underlying Fund will not invest in fixed time deposits:  (1) which are not subject to prepayment; or (2) which provide for withdrawal penalties upon prepayment (other than overnight deposits), if, in the aggregate, more than 10% or 15%, depending on the Underlying Fund, of its net assets would be invested in such deposits, in repurchase agreements maturing in more than seven (7) days, and in other illiquid assets.

When an Underlying Fund holds instruments of foreign banks or financial institutions, it may be subject to additional risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Domestic banks and foreign banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged.  In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions.  General economic conditions, as well as exposure to credit losses arising from possible financial difficulties of borrowers, play an important part in the operations of the banking industry.  Federal and state laws and regulations require domestic banks to maintain specified levels of reserves, limited the amount which they can loan to a single borrower, and subject them to other regulations designed to promote financial soundness.  However, such laws and regulations do not necessarily apply to foreign bank obligations that an Underlying Fund may acquire.

For foreign banks there is a possibility that liquidity could be impaired because of:  (i) future political and economic developments; (ii) the obligations may be less marketable than comparable obligations of U.S. banks; (iii) a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; (iv) foreign deposits may be seized or nationalized; (v) foreign governmental restrictions (such as foreign exchange controls) may be adopted which might adversely affect the payment of principal and interest on those obligations; and (vi) the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks.  In addition, the accounting, auditing, and financial reporting standards, practices, and requirements applicable to foreign banks may differ from those applicable to U.S. banks.  In that connection, foreign banks are not subject to examination by any U.S. government agency or instrumentality.

In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under its investment objectives and policies stated above and in its Prospectuses, an Underlying Fund may make interest-bearing time or other interest-bearing deposits in commercial or savings banks.  Fixed time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

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Savings Industry Obligations

An Underlying Fund may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. government.

Commercial Paper, Short-Term Notes, and Other Corporate Obligations

Commercial paper consists of unsecured promissory notes issued by corporations.  Issues of commercial paper and short-term notes will normally have maturities of less than nine (9) months and fixed rates of return, although such instruments may have maturities of up to one (1) year.

Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than supported by commercial paper.  While such obligations generally have maturities of ten (10) years or more, an Underlying Fund may purchase corporate obligations which have remaining maturities of one (1) year or less from the date of purchase and which are rated AA or higher by Standard & Poor’s Ratings Services (“S&P”) or Aa or higher by Moody’s Investors Service, Inc. (“Moody’s”), or have received a comparable rating by another nationally recognized statistical rating organization (“NRSRO”).

Collateralized Debt Obligations (“CDOs”)

CDOs include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities.  CBOs and CLOs are types of asset-backed securities.  A CBO is a trust which is backed by a diversified pool of high risk, below investment-grade debt instruments.  A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment-grade or equivalent unrated loans.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield.  The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances.  Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment-grade.  Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which an Underlying Fund invests.  Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws.  As a result, investments in CDOs may be characterized by an Underlying Fund as illiquid securities; however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions.  In addition to the normal risks associated with debt instruments discussed elsewhere in this SAI and the Company’s Prospectuses (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but are not limited to:  (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) an Underlying Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

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Commercial Paper

Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which, the lender may determine to invest varying amounts.

An Underlying Fund may invest in commercial paper (including variable rate master demand notes and extendable commercial notes) denominated in U.S. dollars and issued by U.S. corporations or foreign corporations.  Unless otherwise indicated in the investment policies for an Underlying Fund, it may invest in commercial paper:  (i) rated, at the date of investment, Prime-1 or Prime-2 by Moody’s or Fitch Ratings (“Fitch”) or A-1 or A-2 by S&P; (ii) if not rated by either Moody’s, Fitch, or S&P, issued by a corporation having an outstanding debt issue rated A or better by Moody’s or S&P; or (iii) if not rated, are determined to be of an investment quality comparable to rated commercial paper in which an Underlying Fund may invest.

Commercial paper obligations may include variable rate demand notes. These notes are obligations that permit investment of fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between an Underlying Fund, as lender, and the borrower.  These notes permit daily changes in the amounts borrowed.  The lender has the right to increase or decrease the amount under the note, at any time, up to the full amount provided by the note agreement; and the borrower may prepay up to the full amount of the note without penalty.  Because variable amount master demand notes are direct lending arrangements between the lender and borrower, and because no secondary market exists for those notes, such instruments will probably not be traded.  However, the notes are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time.  In connection with master demand note arrangements, a sub-adviser will monitor, on an ongoing basis, the earning power, cash flow, and other liquidity ratios of the borrower and its ability to pay principal and interest on demand.  A sub-adviser also will consider the extent to which the variable amount master demand notes are backed by bank letters of credit.  These notes generally are not rated by Moody’s or S&P; an Underlying Fund may invest in them only if a sub-adviser believes that, at the time of investment, the notes are of comparable quality to the other commercial paper in which an Underlying Fund may invest.  Master demand notes are considered by an Underlying Fund to have a maturity of one day unless a sub-adviser has reason to believe that the borrower could not make immediate repayment upon demand.  See Appendix A for a description of Moody’s and S&P ratings applicable to commercial paper.  For purposes of limitations on purchases of restricted securities, commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (“1933 Act”) as part of a private placement that meets liquidity standards under procedures adopted by the Board shall not be considered to be restricted.

Corporate Debt Securities

Corporate debt securities include corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities.

The investment return on a corporate debt security reflects interest earnings and changes in the market value of the security.  The market value of a corporate debt security will generally increase when interest rates decline and decrease when interest rates rise.  There also is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by the instrument.  Investments in corporate debt securities that are rated below investment-grade are described in “High-Yield Securities” below.

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Debt obligations that are deemed to be investment-grade carry a rating of at least Baa3 from Moody’s or BBB- from S&P, or a comparable rating from another NRSRO or, if not rated by an NRSRO, are determined by the adviser or sub-adviser to be of comparable quality. Bonds rated Baa- or BBB- have speculative characteristics and changes in economic circumstances are more likely to lead to a weakened capacity to make interest and principal payments than higher rated bonds. Investments in corporate debt securities that are rated below investment-grade are described in “High-Yield Securities” below. Debt securities rated BBB or Baa, which are considered medium-grade category bonds, do not have economic characteristics that provide the high degree of security with respect to payment of principal and interest associated with higher rated bonds, and generally have some speculative characteristics.  A bond will be placed in this rating category where interest payments and principal security appear adequate for the present, but economic characteristics that provide longer term protection may be lacking.  Any bond, and particularly those rated BBB or Baa, may be susceptible to changing conditions, particularly to economic downturns, which could lead to a weakened capacity to pay interest and principal.

New issues of certain debt securities are often offered on a when-issued or firm-commitment basis; that is, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the customary settlement time.  The value of when-issued securities or securities purchased on a firm-commitment basis may vary prior to and after delivery depending on market conditions and changes in interest rate levels.  However, an Underlying Fund will not accrue any income on these securities prior to delivery.  An Underlying Fund will maintain in a segregated account with its custodian, or earmark on its records, an amount of cash or high quality debt securities equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the when-issued securities or securities purchased on a firm-commitment basis.

Moody’s or S&P do not rate many securities of foreign issuers; therefore, the selection of such securities depends, to a large extent, on the credit analysis performed or used by an Underlying Fund’s adviser or sub-adviser.

Short-term Corporate Debt Securities and Commercial Paper

Short-term corporate debt securities are outstanding, nonconvertible corporate debt securities (e.g., bonds and debentures) which have one year or less remaining to maturity.  Corporate notes may have fixed, variable or floating rates.  Commercial Paper is a short-term promissory note issued by a corporation primarily to finance short-term credit needs.

Credit-Linked Notes (“CLNs”)

A CLN is generally issued by one party with a credit option, or risk, linked to a second party.  The embedded credit option allows the first party to shift a specific credit risk to the CLN holder, or an Underlying Fund in this case.  The CLN is issued by a trust, a special purpose vehicle, collateralized by AAA-rated securities.  Because of its high ratings, a CLN may be purchased by an Underlying Fund in accordance with its investment objective.  The CLN’s price or coupon is linked to the performance of the reference asset of the second party.  Generally, the CLN holder receives either a fixed or floating coupon rate during the life of the CLN and par at maturity.  The cash flows are dependent on specified credit-related events.  Should the second party default or declare bankruptcy, the CLN holder will receive an amount equivalent to the recovery rate.  The CLN holder bears the risk of default by the second party and any unforeseen movements in the reference asset, which could lead to loss of principal and receipt of interest payments.  In return for these risks, the CLN holder receives a higher yield. As with most derivative investments, valuation of a CLN is difficult due to the complexity of the security (i.e., the embedded option is not easily priced).  An Underlying Fund cannot assure that it can implement a successful strategy regarding this type of investment.

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Custodial Receipts and Trust Certificates

Custodial receipts  with respect to securities issued or guaranteed as to principal and interest by the U.S. government, its agencies, instrumentalities, political subdivisions or authorities, are known by various names, including “Treasury Receipts,” “Treasury Investors Growth Receipts” (“TIGRs”), and “Certificates of Accrual on Treasury Securities” (“CATS”).  In a typical custodial receipt arrangement, an issuer or third party owner of Municipal Bonds deposits the bonds with a custodian in exchange for two classes of custodial receipts.  The two classes have different characteristics, but, in each case, payments on the two classes are based on payments received on the underlying Municipal Bonds.  In no event will the aggregate interest paid with respect to the two classes exceed the interest paid by the underlying Municipal Bond.  Custodial receipts are sold in private placements.  The value of a custodial receipt may fluctuate more than the value of a Municipal Bond of comparable quality and maturity.

Custodial receipts may be underwritten by securities dealers or banks, representing interests in securities held by a custodian or trustee.  The securities so held may include U.S. government securities, municipal securities, or other types of securities in which an Underlying Fund may invest.  The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee.  For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuers of the securities held by the custodian or trust.  As a holder of custodial receipts and trust certificates, an Underlying Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust.  An Underlying Fund also may invest in separately issued interests in custodial receipts and trust certificates.  Although under the terms of a custodial receipt an Underlying Fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, the Underlying Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuers.  Thus, in the event an underlying issuer fails to pay principal and/or interest when due, an Underlying Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Underlying Fund had purchased a direct obligation of the issuer.  In addition, in the event that the trust or custodial account in which the underlying securities have been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying securities would be reduced in recognition of any taxes paid.

Certain custodial receipts and trust certificates may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate.  Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios.  Also, because these instruments may be leveraged, their market values may be more volatile than other types of municipal instruments and may present greater potential for capital gain or loss.  The possibility of default by an issuer or the issuer’s credit provider may be greater for these derivative instruments than for other types of instruments.  In some cases, it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist.  In many cases, the Internal Revenue Service (“IRS”) has not ruled on whether the interest received on a tax-exempt derivative instrument is tax-exempt and, accordingly, purchases of such instruments by an Underlying Fund  is based on the opinion of counsel to the sponsors of the instruments.

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Delayed Funding Loans and Revolving Credit Facilities

Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term.  A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility.  Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest.  These commitments may have the effect of requiring an Underlying Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid).  To the extent that an Underlying Fund is committed to advancing additional funds, it will at all times segregate assets, determined to be liquid by the Underlying Fund’s sub-adviser in accordance with procedures established by the Underlying Funds’ Board of Directors/Trustees, in an amount sufficient to meet such commitments.  An Underlying Fund may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments.  Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments.  As a result, an Underlying Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.  An Underlying Fund will treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of the Underlying Fund’s limitation on illiquid investments.  Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of an Underlying Fund’s investment restriction relating to the lending of funds or assets.

Event-linked Bonds

Event-linked bonds are debt instruments, for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon.  Some event-linked bonds are commonly referred to as “catastrophe bonds. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities.  If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, an Underlying Fund investing in the bond may lose a portion or the entire principal invested in the bond.  If no trigger event occurs, the fund will recover its principal plus interest.  For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses.  Event-linked bonds often provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred.  In addition to the specified trigger events, event-linked bonds may also expose an Underlying Fund to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

Event-linked bonds are a relatively new type of financial instrument.  As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop.  Lack of a liquid market may impose the risk of higher transaction costs and the possibility that an Underlying Fund may be forced to liquidate positions when it would not be advantageous to do so.  Event-linked bonds are typically rated, and an Underlying Fund will only invest in catastrophe bonds that meet the credit quality requirements for the Underlying Fund.

Floating and Variable Rate Instruments

Floating or variable rate instruments normally provide that the holder can demand payment of the obligation on short notice at par with accrued interest. Such bonds are frequently secured by letters of

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credit or other credit support arrangements provided by banks. Floating or variable rate instruments provide for adjustments in the interest rate at specified intervals (weekly, monthly, semiannually, etc.). An Underlying Fund would anticipate using these bonds as cash equivalents, pending longer term investment of its funds. Other longer term fixed rate bonds, with a right of the holder to request redemption at certain times (often annually, after the lapse of an intermediate term) may also be purchased by an Underlying Fund. These bonds are more defensive than conventional long-term bonds (protecting to some degree against a rise in interest rates), while providing greater opportunity than comparable intermediate term bonds since an Underlying Fund may retain the bond if interest rates decline. By acquiring these types of instruments, an Underlying Fund obtains the contractual right to require the issuer of the security, or some other person (other than a broker or deal) to purchase the security at an agreed upon price, which right is contained in the obligation itself rather than in a separate agreement with the seller or some other person.

Variable rate instruments held by an Underlying Fund may have maturities of more than one year, provided: (i) the Underlying Fund is entitled to the payment of principal at any time, or during specified intervals not exceeding one year, upon giving the prescribed notice (which may not exceed 30 days); and (ii) the rate of interest on such instruments is adjusted at periodic intervals not to exceed one year. In determining whether a variable rate instrument has a remaining maturity of one year or less, each instrument will be deemed to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand. An Underlying Fund will be able (at any time or during specified periods not exceeding one year, depending upon the note involved) to demand payment of the principal of a note. If an issuer of a variable rate instrument defaulted on its payment obligation, an Underlying Fund might be unable to dispose of the note and a loss would be incurred to the extent of the default. An Underlying Fund may invest in variable rate instruments only when the investment is deemed to involve minimal credit risk. The continuing creditworthiness of issuers of these instruments will be monitored to determine whether such notes should continue to be held. Variable and floating rate instruments with demand periods in excess of seven days, which cannot be disposed of promptly within seven business days in the usual course of business, without taking a reduced price will be treated as illiquid securities.

Credit rating agencies frequently do not rate such instruments; however, an Underlying Fund’s adviser or sub-adviser will determine what unrated and variable and floating rate instruments are of comparable quality at the time of the purchase to rated instruments eligible for purchase by the Underlying Fund.  An active secondary market may not exist with respect to particular variable or floating rate instruments purchased by an Underlying Fund.  The absence of such an active secondary market could make it difficult for an Underlying Fund to dispose of the variable or floating rate instrument involved if the issuer of the instrument defaults on its payment obligation or during periods in which the Underlying Fund is not entitled to exercise its demand rights, and the Underlying Fund could, for these or other reasons, suffer a loss to the extent of the default.  Variable and floating rate instruments may be secured by bank letters of credit.  Money market instruments with a maturity of 60 days or less provide duration exposure similar to the floating rate debt in which an Underlying Fund invests.  Such money market instruments are considered, for the purposes of an Underlying Fund’s investment, to be floating rate debt.

Government Trust Certificates

Government Trust Certificates represent an interest in a government trust, the property of which consists of:  (i) a promissory note of a foreign government no less than 90% of which is backed by the full faith and credit guaranty issued by the federal government of the United States (issued pursuant to Title III of the Foreign Operations, Export, Financing and Related Borrowers Programs Appropriations Act of 1998); and (ii) a security interest in obligations of the U.S. Treasury backed by the full faith and credit of the United States sufficient to support the remaining balance (no more than 10%) of all payments of principal and interest on such promissory note provided that such obligations shall not be rated less than AAA by

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S&P or less than Aaa by Moody’s  or have received a comparable rating by another NRSRO.

Guaranteed Investment Contracts (“GICs”)

GICs are issued by insurance companies.  Pursuant to such contracts, an Underlying Fund makes cash contributions to a deposit fund of the insurance company’s general account.  The insurance company then credits to an Underlying Fund, on a monthly basis, guaranteed interest which is based on an index.  The GICs provide that this guaranteed interest will not be less than a certain minimum rate.  The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it and the charges will be deducted from the value of the deposit fund.  In addition, because an Underlying Fund may not receive the principal amount of a GIC from the insurance company on seven (7) days’ notice or less, the GIC is considered an illiquid investment and, together with other instruments invested in by the Underlying Fund which are not readily marketable, will not exceed 15% of the Underlying Fund’s net assets.  The term of a GIC will be one (1) year or less.  In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate. GICs are not backed by the U.S. government nor are they insured by the FDIC. GICs are generally guaranteed only by the insurance companies that issue them.

High-Yield Securities

High-yield securities (commonly referred to as “junk bonds”), are debt securities that are rated lower than Baa3 by Moody’s or BBB- by S&P, or, if not rated by Moody’s or S&P, of equivalent quality.  In general, high-yield bonds are not considered to be investment-grade and investors should consider the risks associated with them.  Investment in such securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but it also typically entails greater price volatility and principal and income risk.

High-yield securities include certain corporate debt obligations, higher yielding preferred stocks and mortgage-backed securities, and securities convertible into the foregoing.  Investments in high-yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities but they also typically entail greater potential price volatility and principal and income risk.

High-yield securities are not considered to be investment-grade. They are regarded as predominantly speculative with respect to the issuing company’s continuing ability to meet principal and interest payments. Also, their yields and market values tend to fluctuate more than higher-rated securities.  Fluctuations in value do not affect the cash income from the securities, but are reflected in an Underlying Fund’s NAV.  The greater risks and fluctuations in yield and value occur, in part, because investors generally perceive issuers of lower-rated and unrated securities to be less creditworthy.

Investment in such securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but it also typically entails greater price volatility and principal and income risk.

The yields earned on high-yield securities generally are related to the quality ratings assigned by recognized rating agencies.  The following are excerpts from Moody’s description of its bond ratings: Ba - judged to have speculative elements; their future cannot be considered as well assured. B - generally lack characteristics of a desirable investment. Caa - are of poor standing; such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca - speculative in a high degree; often in default. C - lowest rate class of bonds; regarded as having extremely poor prospects. Moody’s also applies numerical indicators 1, 2, and 3 to rating categories.  The modifier 1 indicates that

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the security is in the higher end of its rating category; 2 indicates a mid-range ranking; and 3 indicates a ranking towards the lower end of the category. The following are excerpts from S&P’s description of its bond ratings: BB, B, CCC, CC, C - predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligation; BB indicates the lowest degree of speculation and C the highest. D - in payment default. S&P applies indicators “+,” no character and “-” to its rating categories.  The indicators show relative standing within the major rating categories.

Certain securities held by an Underlying Fund may permit the issuer, at its option, to call or redeem its securities.  If an issuer were to redeem securities held by an Underlying Fund during a time of declining interest rates, the Underlying Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

While the sub-adviser may refer to ratings issued by established credit rating agencies, it is not the an Underlying Fund’s policy to rely exclusively on ratings issued by these rating agencies, but rather to supplement such ratings with the sub-adviser’s own independent and ongoing review of credit quality.  To the extent an Underlying Fund invests in these lower rated securities, the achievement of its investment objective may be more dependent on the sub-adviser’s own credit analysis than in the case of a fund investing in higher quality debt instruments.  These lower rated securities may also include zero-coupon bonds, deferred interest bonds, and pay-in-kind (“PIK”) bonds.

Risks Associated with High-Yield Securities

The medium- to lower-rated and unrated securities in which an Underlying Fund invests tend to offer higher yields than those of other securities with the same maturities because of the additional risks associated with them.  These risks include:

High-Yield Bond Market.  A severe economic downturn or increase in interest rates might increase defaults in high-yield securities issued by highly leveraged companies.  An increase in the number of defaults could adversely affect the value of all outstanding high-yield securities, thus disrupting the market for such securities.

Sensitivity to Interest Rate and Economic Changes.  High-yield debt securities are more sensitive to adverse economic changes or individual corporate developments but generally less sensitive to interest rate changes than are U.S. Treasury or investment-grade bonds. As a result, when interest rates rise, causing bond prices to fall, the value of high-yield debt securities tend not to fall as much as U.S. Treasury or investment-grade corporate bonds.  Conversely, when interest rates fall, high-yield debt securities tend to underperform U.S. Treasury and investment-grade corporate bonds because high-yield bond prices tend not to rise as much as the prices of these bonds.

The financial stress resulting from an economic downturn or adverse corporate developments could have a greater negative effect on the ability of issuers of high-yield securities to service their principal and interest payments, to meet projected business goals, and to obtain additional financing than on more creditworthy issuers.  Holders of high-yield securities could also be at greater risk because high-yield securities are generally unsecured and subordinate to senior debt holders and secured creditors.  If the issuer of a high-yield security owned by an Underlying Fund defaults, the Underlying Fund may incur additional expenses to seek recovery.  In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yield securities and an Underlying Fund’s NAV.  Furthermore, in the case of high-yield securities structured as zero-coupon or PIK securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more speculative and volatile than securities which pay interest periodically and in cash.

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Payment Expectations.  High-yield securities present risks based on payment expectations.  For example, high-yield securities may contain redemption or call provisions.  If an issuer exercises these provisions in a declining interest rate market, an Underlying Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors.  Also, the value of high-yield securities may decrease in a rising interest rate market.  In addition, there is a higher risk of non-payment of interest and/or principal by issuers of high-yield securities than in the case of investment-grade bonds.

Liquidity and Valuation Risks.  Lower-rated bonds are typically traded among a smaller number of broker-dealers rather than in a broad secondary market.  Purchasers of high-yield securities tend to be institutions, rather than individuals, a factor that further limits the secondary market.  To the extent that no established retail secondary market exists, many high-yield securities may not be as liquid as U.S. Treasury and investment-grade bonds.  The ability of an Underlying Fund’s Board to value or sell high-yield securities will be adversely affected to the extent that such securities are thinly-traded or illiquid. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield securities more than other securities, especially in a thinly-traded market.  To the extent an Underlying Fund owns illiquid or restricted high-yield securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.  At times of less liquidity, it may be more difficult to value high-yield securities because this valuation may require more research and elements of judgment may play a greater role in the valuation since there is less reliable, objective data available.

Taxation.  Special tax considerations are associated with investing in securities structured as zero-coupon or PIK securities.  An Underlying Fund reports the interest on these securities as income even though it receives no cash interest until the security’s maturity or payment date.

Limitations of Credit Ratings.   The credit ratings assigned to high-yield securities may not accurately reflect the true risks of an investment.  Credit ratings typically evaluate the safety of principal and interest payments rather than the market value risk of high-yield securities.  In addition, credit agencies may fail to adjust credit ratings to reflect rapid changes in economic or company conditions that affect a security’s market value.  Although the ratings of recognized rating services such as Moody’s and S&P are considered, an Underlying Fund’s adviser or sub-adviser primarily relies on its own credit analysis, which includes a study of existing debt, capital structure, ability to service debts and to pay dividends, the issuer’s sensitivity to economic conditions, its operating history, and the current trend of earnings.  Thus, the achievement of an Underlying Fund’s investment objective may be more dependent on the adviser’s or sub-adviser’s own credit analysis than might be the case for a fund which invests in higher quality bonds.  The adviser or sub-adviser, where applicable, continually monitors the investments in an Underlying Fund’s portfolio and carefully evaluates whether to dispose of or retain high-yield securities whose credit ratings have changed.  An Underlying Fund may retain a security whose rating has been changed.

Congressional Proposals — New laws and proposed laws may negatively affect the market for high-yield securities.  As examples, recent legislation requires federally insured savings and loan associations to divest themselves of their investments in high-yield securities, and pending proposals are designed to limit the use of, or tax and eliminate other advantages of, high-yield securities.  Any such proposals, if enacted, could have negatively affected an Underlying Funds’ NAV.

Index-, Currency-, and Equity-Linked Debt Securities

“Index-linked” or “commodity-linked” notes are debt securities of companies that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity.  Principal and/or interest payments on

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an index-linked note depend on the performance of one or more market indices, such as the S&P 500® Index or a weighted index of commodity futures such as crude oil, gasoline and natural gas.  They may also invest in “equity-linked” and “currency-linked” debt securities.  At maturity, the principal amount of an equity-linked debt security is exchanged for common stock of the issuer or is payable in an amount based on the issuer’s common stock price at the time of maturity.  Currency-linked debt securities are short-term or intermediate term instruments having a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies.  Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.

Index- and currency-linked securities are derivative instruments, which may entail substantial risks.  Such instruments may be subject to significant price volatility.  The company issuing the instrument may fail to pay the amount due on maturity.  The underlying investment or security may not perform as expected by the adviser or sub-adviser.  Markets, underlying securities and indices may move in a direction that was not anticipated by the adviser or sub-adviser.  Performance of the derivatives may be influenced by interest rate and other market changes in the United States and abroad.  Certain derivative instruments may be illiquid.  (See “Restricted Securities, Illiquid Securities, and Liquidity Requirements.”)

Industrial Development and Pollution Control Bonds

Industrial development bonds and pollution control bonds are revenue bonds and generally are not payable from the unrestricted revenues of an issuer.  They are issued by or on behalf of public authorities to raise money to finance privately operated facilities for business, manufacturing, housing, sport complexes and pollution control.  Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.

Inflation-Indexed Bonds

Inflation-indexed bonds are debt instruments whose principal value is periodically adjusted according to the rate of inflation.  Two structures are common.  The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond.  Most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semiannual coupon.  Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future.  The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.  For example, if an Underlying Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%).  If inflation during the second half of the year resulted in the whole years’ inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.  Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation.  However, the current market value of the bonds is not guaranteed, and will fluctuate.  An Underlying Fund also may invest in other inflation related bonds which may or may not provide a similar guarantee.  If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

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The value of inflation-indexed bonds is expected to change in response to changes in real interest rates.  Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation.  Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds.  In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

Periodic adjustments for inflation to the principal amount of an inflation-indexed bond may give rise to original issue discount, which will be includable in an Underlying Fund’s gross income.  Due to original issue discount, an Underlying Fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the Underlying Fund to liquidate certain investments when it is not advantageous to do so.  Also, if the principal value of an inflation-indexed bond is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value.  If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.  The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics.  The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation, and energy.  Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government.  There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services.  Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Loan Participations and Assignments

A loan participation is an undivided interest in a loan made by the issuing financial institution in the proportion that the buyers participation interest bears to the total principal amount of the loan.  No more than 5% of an Underlying Fund’s net assets may be invested in loan participations with the same borrower.  The issuing financial institution may have no obligation to an Underlying Fund other than to pay such Underlying Fund the proportionate amount of the principal and interest payments it receives. Commercial loans may be secured or unsecured. An Underlying Fund may participate in such syndications, or can buy part of a loan, becoming a part lender.  The participation interests in which an Underlying Fund may invest may not be rated by any NRSRO.

Loan participations are primarily dependent on the creditworthiness of the borrowing corporation, which is obligated to make payments of principal and interest on the loan.  There is a risk that a borrower may have difficulty making payments.  If a borrower fails to pay scheduled interest or principal payments, an Underlying Fund could experience a reduction in its income.  The value of that loan participation might also decline.  If the issuing financial institution fails to perform its obligation under the participation agreement, an Underlying Fund might incur costs and delays in realizing payment and suffer a loss of principal and/or interest.

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An Underlying Fund may purchase participations in commercial loans.  Such indebtedness may be secured or unsecured.  Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates.  An Underlying Funds may participate in such syndications, or can buy part of a loan, becoming a part lender.  When purchasing loan participations, an Underlying Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary.  The participation interests in which an Underlying Fund intends to invest may not be rated by any NRSRO.

A loan is often administered by an agent bank acting as agent for all holders.  The agent bank administers the terms of the loan, as specified in the loan agreement.  In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement.  Unless, under the terms of the loan or other indebtedness, an Underlying Fund has direct recourse against the corporate borrower, the Underlying Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent.  A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness.  However, if assets held by the agent bank for the benefit of an Underlying Fund were determined to be subject to the claims of the agent bank’s general creditors, the Underlying Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest.  In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest.  If an Underlying Fund does not receive scheduled interest or principal payments on such indebtedness, the Underlying Fund’s share price and yield could be adversely affected.  Loans that are fully secured offer an Underlying Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal.  However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.

An Underlying Fund may invest in loan participations with credit quality comparable to that of issuers of its securities investments.  Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative.  Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed.  Consequently, when investing in indebtedness of companies with poor credit, an Underlying Fund bears a substantial risk of losing the entire amount invested.

An Underlying Fund limits the amount of its total assets that it will invest in any one issuer or in issuers within the same industry (see “Investment Restrictions”).  For purposes of these limits, an Underlying Fund generally will treat the corporate borrower as the “issuer” of indebtedness held by the Underlying Fund.  In the case of loan participations where a bank or other lending institution serves as a financial intermediary between an Underlying Fund and the corporate borrower, if the participation does not shift to the Underlying Fund the direct debtor-creditor relationship with the corporate borrower, SEC interpretations require the Underlying Fund to treat both the lending bank or other lending institution and the corporate borrower as “issuers” for the purposes of determining whether the Underlying Fund has invested more than 5% of its total assets in a single issuer.  Treating a financial intermediary as an issuer of indebtedness may restrict an Underlying Funds’ ability to invest in indebtedness related to a single

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financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale.  In some cases, negotiations involved in disposing of indebtedness may require weeks to complete.  Consequently, some indebtedness may be difficult or impossible to dispose of readily at what an Underlying Fund’s sub-adviser believes to be a fair price.  In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining an Underlying Fund’s NAV than if that value were based on available market quotations, and could result in significant variations in the Underlying Fund’s daily share price.  At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid.  As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve.  In addition, an Underlying Fund currently intends to treat indebtedness for which there is no readily available market as illiquid for purposes of the Underlying Fund’s limitations on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of the Company’s investment restriction relating to the lending of portfolio securities or assets by an Underlying Fund.

Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to an Underlying Fund.  For example, if a loan is foreclosed, an Underlying Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.  In addition, it is conceivable that under emerging legal theories of lender liability, an Underlying Fund could be held liable as co-lender.  It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation.  In the absence of definitive regulatory guidance, an Underlying Fund relies on research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Underlying Fund.

Mortgage Dollar Roll Transactions

A mortgage dollar roll is similar to a reverse repurchase agreement in certain respects.  In a “dollar roll” transaction an Underlying Fund sells a mortgage-backed security, such as a security issued by GNMA, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price.  A dollar roll can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which an Underlying Fund pledges a mortgage-backed security to a dealer to obtain cash.  Unlike in the case of reverse repurchase agreements, the dealer with which an Underlying Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Underlying Fund, but only securities which are “substantially identical.”  To be considered “substantially identical,” the securities returned to an Underlying Fund generally must:  (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.

An Underlying Fund’s obligations under a dollar roll agreement must be covered by segregated liquid assets equal in value to the securities subject to repurchase by the Underlying Fund.  As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to an Underlying Fund’s restrictions on borrowings.  Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed “illiquid” and subject to an Underlying Fund’s overall limitations on investments in illiquid securities.

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Mortgage-Backed Securities

Mortgage-backed securities represent participation interests in pools of adjustable and fixed rate mortgage loans secured by real property. The types of mortgage-backed securities an Underlying Fund may invest in include adjustable rate mortgage securities, agency related mortgage-backed securities, CMOs, interest/principal only stripped mortgage-backed securities, real estate mortgage investment conduits (“REMICs”), and subordinated mortgage securities, Most mortgage-backed securities are pass-through securities, which means that investors receive payments consisting of a pro rata share of both principal and interest (less servicing and other fees), as well as unscheduled prepayments, as mortgages in the underlying mortgage pool are paid off by borrowers.

Mortgage-backed securities issued by commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers that also create pass-through pools of conventional residential mortgage loans.  In addition, such issuers may be the originators of the underlying mortgage loans as well as the guarantors of the pass-through certificates.  Pools created by such non-governmental issuers generally offer a higher rate of return than governmental pools because there are no direct or indirect governmental guarantees of payments in the former pools.  However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool, and hazard insurance.  The insurance and guarantees are issued by government entities, private insurers, and the mortgage poolers.

It is expected that governmental or private entities may create mortgage loan pools offering pass-through investments in addition to those described above.  As new types of pass-through securities are developed and offered to investors, the adviser or sub-adviser may, consistent with an Underlying Fund’s investment objectives, policies, and restrictions, consider making investments in such new types of securities.

Other types of mortgage-backed securities in which an Underlying Fund may invest include debt securities that are secured, directly or indirectly, by mortgages on commercial real estate or residential rental properties, or by first liens on residential manufactured homes (as defined in section 603(6) of the National Manufactured Housing Construction and Safety Standards Act of 1974), whether such manufactured homes are considered real or personal property under the laws of the states in which they are located.  Securities in this investment category include, among others, standard mortgage-backed bonds and newer CMOs.  Mortgage-backed bonds are secured by pools of mortgages but unlike pass-through securities, payments to bondholders are not determined by payments on the mortgages.  The bonds consist of a single class, with interest payable periodically and principal payable on the stated date of maturity.

Adjustable rate mortgage securities (“ARMS”)

ARMS are pass-through securities collateralized by mortgages with adjustable rather than fixed interest rates.  The adjustments usually are determined in accordance with a predetermined interest rate index and may be subject to certain limits.  The adjustment feature of ARMS tends to make their values less sensitive to interest rate changes.  As the interest rates on the mortgages underlying ARMS are reset periodically, yields of such portfolio securities will gradually align themselves to reflect changes in market rates.  Unlike fixed rate mortgages, which generally decline in value during periods of rising interest rates, ARMS allow an Underlying Fund to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages, resulting in both higher current yields and low price fluctuations.  Furthermore, if prepayments of principal are made on the underlying mortgages during periods of rising interest rates, an Underlying Fund may be able to reinvest such

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amounts in securities with a higher current rate of return.  During periods of declining interest rates, of course, the coupon rates may readjust downward, resulting in lower yields to an Underlying Fund.  Further, because of this feature, the values of ARMS are unlikely to rise during periods of declining interest rates to the same extent as fixed rate instruments.

Generally, ARMS have a specified maturity date and amortize principal over their life.  In periods of declining interest rates, there is a reasonable likelihood that ARMS will experience increased rates of prepayment of principal.  However, the major difference between ARMS and fixed rate mortgage securities is that the interest rate and the rate of amortization of principal of ARMS can and do change in accordance with movements in a particular, pre-specified, published interest rate index.

The amount of interest on ARMS is calculated by adding a specified amount, the “margin,” to the index, subject to limitations on the maximum and minimum interest that can be charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period.  Because the interest rates on ARMS generally move in the same direction as market interest rates, the market value of ARMS tends to be more stable than that of long-term fixed rate securities.

There are two main categories of indices which serve as benchmarks for periodic adjustments to coupon rates on ARMS:  (i) those based on U.S. Treasury securities; and (ii) those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates.  Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (“LIBOR”), the prime rate of a specific bank, or commercial paper rates.  Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels.  Others, such as the 11th District Home Loan Bank Cost of Funds index (often related to ARMS issued by the Federal National Mortgage Association (“FNMA”), tend to lag changes in market rate levels and tend to be somewhat less volatile.

Agency Mortgage-Backed Securities

Agency mortgage securities mortgage-backed securities issued or guaranteed by the U.S. government, foreign governments or any of their agencies, instrumentalities or sponsored enterprises.  There are several types of agency mortgage securities currently available including, but not limited to, guaranteed mortgage pass-through certificates and multiple class securities. Agency mortgage securities mortgage-backed securities issued or guaranteed by the U.S. government, foreign governments or any of their agencies, instrumentalities or sponsored enterprises.  There are several types of agency mortgage securities currently available including, but not limited to, guaranteed mortgage pass-through certificates and multiple class securities. The dominant issuers or guarantors of mortgage-backed securities today are Government National Mortgage Association (“GNMA”), FNMA, and the Federal Home Loan Mortgage Corporation (“FHLMC”).  GNMA creates pass-through securities from pools of U.S. government guaranteed or insured (such as by the Federal Housing Authority or Veterans Administration) mortgages originated by mortgage bankers, commercial banks and savings associations.  FNMA and FHLMC issue pass-through securities from pools of conventional and federally insured and/or guaranteed residential mortgages obtained from various entities, including savings associations, savings banks, commercial banks, credit unions and mortgage bankers. These instruments might be considered derivatives.  The primary risks associated with these instruments is the risk that their value will change with changes in interest rates and prepayment risk. (See “U.S. Government Securities.”)

FNMA Securities: FNMA is a federally chartered and privately owned corporation established under the Federal National Mortgage Association Charter Act.  FNMA provides funds to the mortgage market

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primarily by purchasing home mortgage loans from local lenders, thereby providing them with funds for additional lending.  FNMA uses its funds to purchase loans from investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

Each FNMA pass-through security represents a proportionate interest in one or more pools of loans, including conventional mortgage loans (that is, mortgage loans that are not insured or guaranteed by any U.S. government agency).  The pools consist of one or more of the following types of loans:  (1) fixed rate level payment mortgage loans; (2) fixed rate growing equity mortgage loans; (3) fixed rate graduated payment mortgage loans; (4) variable rate mortgage loans; (5) other adjustable rate mortgage loans; and (6) fixed rate mortgage loans secured by multifamily projects.

FHLMC Securities:  The operations of FHLMC currently consist primarily of the purchase of first lien, conventional, residential mortgage loans, and participation interests in mortgage loans and the resale of the mortgage loans in the form of mortgage-backed securities.

The mortgage loans underlying FHLMC securities typically consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between 10 to 30 years, substantially all of which are secured by first liens on one-to-four-family residential properties or multifamily projects.  Each mortgage loan must be whole loans, participation interests in whole loans and undivided interests in whole loans or participation in another FHLMC security.

FHLMC issues certificates representing interests in mortgage loans.  FHLMC guarantees, to each holder of a FHLMC Certificate, timely payment of the amounts representing a holder’s proportionate share in:  (i) interest payments, less servicing and guarantee fees; (ii) principal prepayments; and (iii) the ultimate collection of amounts representing the holder’s proportionate interest in principal payments on the mortgage loans in the pool represented by the FHLMC Certificate, in each case whether or not such amounts are actually received.  FHLMC securities are not backed by the full faith and credit of the United States; however, they generally are considered to present minimal credit risks.

GNMA Securities:  GNMA is a wholly-owned corporate instrumentality of the U.S. government within the Department of Housing and Urban Development.  In order to meet its obligations under a guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

GNMA pass-through securities may represent a proportionate interest in one or more pools of the following types of mortgage loans:  (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multifamily residential properties under construction; (vi) mortgage loans on completed multifamily projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower’s monthly payments during the early years of the mortgage loans (“buydown” mortgage loans); (viii) mortgage loans that provide for adjustments on payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes.

The principal and interest on GNMA pass-through securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. government.  FNMA guarantees full and timely payment of all interest and principal, while FHLMC guarantees timely payment of interest and ultimate collection of principal, of its pass-through securities.  FNMA and FHLMC securities are not backed by the full faith and credit of the United States; however, they are generally considered to present minimal credit risks.  The yields provided by these mortgage-backed securities historically have exceeded the yields on other types of U.S. government securities with comparable maturities in large measure due to the risks associated with prepayment.

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Life of GNMA Certificates.  The average life of a GNMA Certificate is likely to be substantially less than the stated maturity of the mortgages underlying the securities.  Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool.  Foreclosures impose no risk of loss of the principal balance of a GNMA Certificate because of the GNMA guarantee, but foreclosure may impact the yield to shareholders because of the need to reinvest proceeds of foreclosure.  As prepayment rates of individual mortgage pools vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates.  However, statistics published by the Federal Housing Administration (“FHA”) indicate that the average life of single family dwelling mortgages with twenty-five to thirty-year maturities, the type of mortgages backing the vast majority of GNMA Certificates, is approximately twelve (12) years.  Prepayments are likely to increase in periods of falling interest rates. It is customary to treat GNMA Certificates as thirty-year mortgage-backed securities that prepay fully in the twelfth year.

Yield Characteristics of GNMA Certificates.  The coupon rate of interest of GNMA Certificates is lower than the interest rate paid on the Veterans Administration (“VA”)-guaranteed or FHA-insured mortgages underlying the certificates by the amount of the fees paid to GNMA and the issuer.  The coupon rate by itself, however, does not indicate the yield that will be earned on GNMA Certificates.  First, GNMA Certificates may be issued at a premium or discount rather than at par and, after issuance, GNMA Certificates may trade in the secondary market at a premium or discount.  Second, interest is earned monthly rather than semi-annually as with traditional bonds; monthly compounding raises the effective yield earned.  Finally, the actual yield of a GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying it.  For example, if interest rates decline, prepayments may occur faster than had been originally projected and the yield to maturity and the investment income of an Underlying Fund would be reduced.

Collateralized Mortgage Obligations

CMOs have characteristics of both pass-through securities and mortgage-backed bonds.  CMOs are secured by pools of mortgages, typically in the form of guaranteed pass-through certificates such as GNMA, FNMA, or FHLMC securities.  The payments on the collateral securities determine the payments to bondholders, but there is not a direct pass-through of payments.  CMOs are structured into multiple classes each bearing a different date of maturity.  Each class of a CMO is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date.  Principal prepayments on the collateral pool may cause the various Classes of a CMO to be retired substantially earlier than their stated maturities or final distribution dates.  The principal of, and interest on, the collateral pool may be allocated among the several classes of a CMO in a number of different ways.  Generally, the purpose of the allocation of the cash flow of a CMO to the various Classes is to obtain a more predictable cash flow to some of the individual tranche than exists with the underlying collateral of the CMO.  As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-backed securities.

CMOs are issued by entities that operate under order of the SEC exempting such issuers from the provisions of the 1940 Act.  Until recently, the staff of the SEC had taken the position that such issuers were investment companies and that, accordingly, an investment by an investment company (such as an Underlying Fund) in the securities of such issuers was subject to the limitations imposed by Section 12 of the 1940 Act.  However, in reliance on SEC staff interpretations, an Underlying Fund may invest in securities issued by certain exempted issuers without regard to the limitations of Section 12 of the 1940 Act.  In its interpretation, the SEC staff defined “exempted issuers” as unmanaged, fixed asset issuers that: (i) invest primarily in mortgage-backed securities; (ii) do not issue redeemable securities as defined in Section 2(a)(32) of the 1940 Act; (iii) operate under the general exemptive orders exempting them from

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all provisions of the 1940 Act; and (iv) are not registered or regulated under the 1940 Act as investment companies.

Privately Issued CMOs are arrangements in which the underlying mortgages are held by the issuer, which then issues debt collateralized by the underlying mortgage assets.  Such securities may be backed by mortgage insurance, letters of credit or other credit enhancing features.  They are, however, not guaranteed by any government agency and are secured by the collateral held by the issuer.  Privately Issued CMOs are subject to prepayment risk due to the possibility that prepayments on the underlying assets will alter the cash flow.

In a typical CMO transaction, a corporation (issuer) issues multiple portfolios (e.g., A, B, C, and Z) of CMO bonds. Proceeds of the CMO bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”).  The Collateral is pledged to a third-party trustee as security for the CMO bonds. Principal and interest payments from the collateral are used to pay principal on the CMO bonds in the order A, B, C, and Z.  The portfolio’s A, B, and C CMO bonds all bear current interest.  Interest on the portfolio’s Z CMO bond is accrued and added to the principal; a like amount is paid as principal on the portfolio’s A, B, or C CMO bond currently being paid off. When the portfolio’s A, B, and C CMO bonds are paid in full, interest and principal on the portfolio’s Z CMO bond begins to be paid currently.  With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or S&Ls) to borrow against their loan portfolios.

Commercial Mortgage-Backed Securities

Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property.  The market for commercial mortgage-backed securities has developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities.  Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans.  These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments and the ability of a property to attract and retain tenants.  Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Interest/Principal Only Stripped Mortgage-Backed Securities (“SMBS”)

SMBS are derivative multi-class mortgage securities.  SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets.  A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal.  In the most extreme case, one class will receive all of the interest (the interest-only “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class).  The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on an Underlying Fund’s yield to maturity from these securities.  If the underlying mortgage assets experience greater than anticipated

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prepayments of principal, an Underlying Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed.  As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed “illiquid” and subject to an Underlying Fund’s limitations on investment in illiquid securities.

Privately Issued Mortgage-Backed Securities

Mortgage-backed securities offered by private issuers include pass-through securities for pools of conventional residential mortgage loans; mortgage pay-through obligations and mortgage-backed bonds, which are considered to be obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and CMOs which are collateralized by mortgage-backed securities issued by GNMA, FNMA, FHLMC, or by pools of conventional mortgages.  An Underlying Fund limits its investments in privately issued mortgage-backed securities to “mortgage related securities” within the meaning of the Secondary Mortgage Market Enhancement Act of 1984, as amended.

An Underlying Fund may invest in, among other things, “parallel pay” CMOs, Planned Amortization Class CMOs (“PAC Bonds”) and real estate mortgage investment conduits (“REMICs”).  A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real property.  Investors may purchase beneficial interests in REMICS, which are known as “regular” interests, or “residual” interests.  An Underlying Fund will not invest in residual REMICs.  Guaranteed REMIC pass-through certificates (“REMIC Certificates”) issued by FNMA, FHLMC or GNMA represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or FNMA, FHLMC, or GNMA-guaranteed mortgage pass-through certificates.  For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the payment of principal, as payments are required to be made on the underlying mortgage participation certificates.  FNMA REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by FNMA.  GNMA REMIC certificates are supported by the full faith and credit of the U.S. Treasury.

Parallel pay CMOs, as well as REMICs, are structured to provide payments of principal on each payment date to more than one class.  These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which like the other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.  PAC Bonds are parallel pay CMOs that generally require payments of a specified amount of principal on each payment date; the required principal payment on PAC Bonds have the highest priority after interest has been paid to all classes.

Mortgage-backed securities created by private issuers generally offer a higher rate of interest (and greater credit and interest rate risk) than U.S. government and U.S. government mortgage-backed securities because they offer no direct or indirect government guarantees of payments.  However, many issuers or servicers of mortgage-backed securities guarantee, or provide insurance for, timely payment of interest and principal on such securities.  Privately-issued mortgage-backed securities will not be treated as constituting a single, separate industry.

Subordinated Mortgage Securities

Subordinated mortgage securities have certain characteristics and certain associated risks.  In general, the subordinated mortgage securities in which an Underlying Fund may invest consist of a series of

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certificates issued in multiple classes with a stated maturity or final distribution date.  One or more classes of each series may be entitled to receive distributions allocable only to principal, principal prepayments, interest or any combination thereof prior to one or more other classes, or only after the occurrence of certain events, and may be subordinated in the right to receive such distributions on such certificates to one or more senior classes of certificates.  The rights associated with each class of certificates are set forth in the applicable pooling and servicing agreement, form of certificate and offering documents for the certificates.

The subordination terms are usually designed to decrease the likelihood that the holders of senior certificates will experience losses or delays in the receipt of their distributions and to increase the likelihood that the senior certificate holders will receive aggregate distributions of principal and interest in the amounts anticipated.  Generally, pursuant to such subordination terms, distributions arising out of scheduled principal, principal prepayments, interest or any combination thereof that otherwise would be payable to one or more other classes of certificates of such series (i.e., the subordinated certificates) are paid instead to holders of the senior certificates.  Delays in receipt of scheduled payments on mortgage loans and losses on defaulted mortgage loans are typically borne first by the various classes of subordinated certificates and then by the holders of senior certificates.

In some cases, the aggregate losses in respect of defaulted mortgage loans that must be borne by the subordinated certificates and the amount of the distributions otherwise distributable on the subordinated certificates that would, under certain circumstances, be distributable to senior certificate holders may be limited to a specified amount.  All or any portion of distributions otherwise payable to holders of subordinated certificates may, in certain circumstances, be deposited into one or more reserve accounts for the benefit of the senior certificate holders.  Since a greater risk of loss is borne by the subordinated certificate holders, such certificates generally have a higher stated yield than the senior certificates.

Interest on the certificates generally accrues on the aggregate principal balance of each class of certificates entitled to interest at an applicable rate.  The certificate interest rate may be a fixed rate, a variable rate based on current values of an objective interest index or a variable rate based on a weighted average of the interest rate on the mortgage loans underlying or constituting the mortgage assets.  In addition, the underlying mortgage loans may have variable interest rates.

Generally, to the extent funds are available, interest accrued during each interest accrual period on each class of certificates entitled to interest is distributable on certain distribution dates until the aggregate principal balance of the certificates of such class has been distributed in full.  The amount of interest that accrues during any interest accrual period and over the life of the certificates depends primarily on the aggregate principal balance of the class of certificates, which, unless otherwise specified, depends primarily on the principal balance of the mortgage assets for each such period and the rate of payment (including prepayments) of principal of the underlying mortgage loans over the life of the trust.

A series of certificates may consist of one or more classes as to which distributions allocable to principal will be allocated.  The method by which the amount of principal to be distributed on the certificates on each distribution date is calculated and the manner in which such amount could be allocated among classes varies and could be effected pursuant to a fixed schedule, in relation to the occurrence of certain events or otherwise.  Special distributions are also possible if distributions are received with respect to the mortgage assets, such as is the case when underlying mortgage loans are prepaid.

A mortgage-backed security that is senior to a subordinated residential mortgage security will not bear a loss resulting from the occurrence of a default on an underlying mortgage until all credit enhancement protecting such senior holder is exhausted.  For example, the senior holder will only suffer a credit loss after all subordinated interests have been exhausted pursuant to the terms of the subordinated residential

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mortgage security.  The primary credit risk to an Underlying Fund by investing in subordinated residential mortgage securities is potential losses resulting from defaults by the borrowers under the underlying mortgages.  An Underlying Fund would generally realize such a loss in connection with a subordinated residential mortgage security only if the subsequent foreclosure sale of the property securing a mortgage loan does not produce an amount at least equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the interest that was not paid during the foreclosure period and all foreclosure expenses.

An Underlying Fund’s adviser or sub-adviser will seek to limit the risks presented by subordinated residential mortgage securities by reviewing and analyzing the characteristics of the mortgage loans that underlie the pool of mortgages securing both the senior and subordinated residential mortgage securities.  An Underlying Fund may seek opportunities to acquire subordinated residential mortgage securities where, in the view of the Underlying Fund’s sub-adviser, the potential for a higher yield on such instruments outweighs any additional risk presented by the instruments.  An Underlying Fund’s sub-adviser will seek to increase yield to shareholders by taking advantage of perceived inefficiencies in the market for subordinated residential mortgage securities.

Credit enhancement for the senior certificates comprising a series is provided by the holders of the subordinated certificates to the extent of the specific terms of the subordination and, in some cases, by the establishment of reserve funds.  Depending on the terms of a particular pooling and servicing agreement, additional or alternative credit enhancement may be provided by a pool insurance policy and/or other insurance policies, third party limited guaranties, letters of credit, or similar arrangements.  Letters of credit may be available to be drawn upon with respect to losses due to mortgagor bankruptcy and with respect to losses due to the failure of a master service to comply with its obligations, under a pooling and servicing agreement, if any, to repurchase a mortgage loan as to which there was fraud or negligence on the part of the mortgagor or originator and subsequent denial of coverage under a pool insurance policy, if any.  A master service may also be required to obtain a pool insurance policy to cover losses in an amount up to a certain percentage of the aggregate principal balance of the mortgage loans in the pool to the extent not covered by a primary mortgage insurance policy by reason of default in payments on mortgage loans.

A pooling and servicing agreement may provide that the depositor and master service could effect early termination of a trust, after a certain specified date or the date on which the aggregate outstanding principal balance of the underlying mortgage loans is less than a specific percentage of the original aggregate principal balance of the underlying mortgage loans by purchasing all of such mortgage loans at a price, unless otherwise specified, equal to the greater of a specified percentage of the unpaid principal balance of such mortgage loans, plus accrued interest thereon at the applicable certificate interest rate, or the fair market value of such mortgage assets.  Generally, the proceeds of such repurchase would be applied to the distribution of the specified percentage of the principal balance of each outstanding certificate of such series, plus accrued interest, thereby retiring such certificates.  Notice of such optional termination would be given by the trustee prior to such distribution date.

The underlying trust assets are a mortgage pool generally consisting of mortgage loans on single, multi-family and mobile home park residential properties.  The mortgage loans are originated by S&Ls, savings banks, commercial banks or similar institutions and mortgage banking companies.

Various services provide certain customary servicing functions with respect to the mortgage loans pursuant to servicing agreements entered into between each service and the master service.  A service’s duties generally include collection and remittance of principal and interest payments, administration of mortgage escrow accounts, collection of insurance claims, foreclosure procedures and, if necessary, the

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advance of funds to the extent certain payments are not made by the mortgagors and are recoverable under applicable insurance policies or from proceeds of liquidation of the mortgage loans.

The mortgage pool is administered by a master service who:  (i) establishes requirements for each service; (ii) administers, supervises, and enforces the performance by the services of their duties and responsibilities under the servicing agreements; and (iii) maintains any primary insurance, standard hazard insurance, special hazard insurance and any pool insurance required by the terms of the certificates.  The master service may be an affiliate of the depositor and also may be the service with respect to all or a portion of the mortgage loans contained in a trust fund for a series of certificates.

Risks of Investing in Mortgage-Backed Securities

Investments in mortgage-backed securities involve certain risks. Due to the possibility of prepayments of the underlying mortgage instruments, mortgage-backed securities generally do not have a known maturity.  In the absence of a known maturity, market participants generally refer to an estimated average life.  An average life estimate is a function of an assumption regarding anticipated prepayment patterns, based upon current interest rates, current conditions in the relevant housing markets and other factors.  The assumption is necessarily subjective, and thus different market participants can produce different average life estimates with regard to the same security.  There can be no assurance that estimated average life will be a security’s actual average life.

In periods of declining interest rates, prices of debt instruments tend to rise.  However, during such periods, the rate of prepayment of mortgages underlying mortgage-backed securities tends to increase, with the result that such prepayments must be reinvested by the issuer at lower rates.  Rising interest rates also tend to discourage refinancing of home mortgages, with the result that the average life of mortgage-backed securities held by an Underlying Fund may be lengthened.

The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-backed security and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities.

In addition, the value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers of mortgage-backed securities owned by an Underlying Fund. Because investments in mortgage-backed securities are interest sensitive, the ability of the issuer to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy.  For example, action by the Board of Governors of the Federal Reserve System to limit the growth of the nation’s money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages.

Additionally, although mortgages and mortgage-backed securities are generally supported by some form of government or private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations.

Further, SMBS are likely to experience greater price volatility than other types of mortgage securities.  The yield to maturity on the interest only class is extremely sensitive, both to changes in prevailing interest rates and to the rate of principal payments (including prepayments) on the underlying mortgage assets.  Similarly, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets.  In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are made.  An Underlying Fund

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could fail to fully recover its initial investment in a CMO residual or a SMBS.

Some of these mortgage-backed securities may have exposure to subprime loans or subprime mortgages, which are loans to persons with impaired credit ratings.  However, it may be difficult to determine which securities have exposure to subprime loans or mortgages. Furthermore, the risk allocation techniques employed by these instruments may not be successful, which could lead to the credit risk of these instruments being greater than indicated by their ratings.  The value of these instruments may be further affected by downturns in the credit markets or the real estate market.  It may be difficult to value these instruments because of concerns about their transparency. These instruments may not be liquid.

Municipal Securities

Municipal securities are issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities, the interest on which, in the opinion of bond counsel to the issuer at the time of issuance, is exempt from federal income tax. From time to time, legislation restricting or limiting the federal income tax exemption for interest on municipal securities is introduced in Congress.  Municipal bonds include both notes (which have maturities of less than one (1) year and bonds (which have maturities of one (1) year or more) that bear fixed or variable rates of interest.

In general, municipal securities are issued to obtain funds for a variety of public purposes, such as the construction, repair, or improvement of public facilities including airports, bridges, housing, hospitals, mass transportation, schools, streets, water, and sewer works.  Municipal securities may be issued to refinance outstanding obligations as well as to raise funds for general operating expenses and lending to other public institutions and facilities.

The two principal classifications of municipal securities are “general obligation” securities and “revenue” securities.  General obligation securities are secured by the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest.  Characteristics and methods of enforcement of general obligation bonds vary according to the law applicable to a particular issuer and the taxes that can be levied for the payment of debt securities may be limited or unlimited as to rates or amounts of special assessments.  Revenue securities are payable only from the revenues derived from a particular facility, a class of facilities or, in some cases, from the proceeds of a special excise tax.  Revenue bonds are issued to finance a wide variety of capital projects including:  electric, gas, water, and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals.  Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund, the assets of which may be used to make principal and interest payments on the issuer’s obligations.  Housing finance authorities have a wide range of security including partially or fully insured mortgages, rent subsidized and collateralized mortgages, and the net revenues from housing or other public projects.  Some authorities are provided further security in the form of a state’s assistance (although without obligation) to make up deficiencies in the debt service reserve fund.

Under the Code, certain limited obligation bonds are considered “private activity bonds” and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability.  Some longer-term Municipal Bonds give the investor the right to “put” or sell the security at par (face value) within a specified number of days following the investor’s request usually one to seven days.  This demand feature enhances a security’s liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par.  If a demand feature terminates prior to being exercised, an Underlying Fund would hold the longer-term security, which could experience substantially more volatility.

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Insured municipal debt may also be purchased, in which scheduled payments of interest and principal are guaranteed by a private, non-governmental or governmental insurance company.  The insurance does not guarantee the market value of the municipal debt or the value of the shares of an Underlying Fund.

Municipal Lease Obligations and Certificates of Participation

Municipal lease obligations are lease obligations or installment purchase contract obligations of municipal authorities or entities.  Although lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, a lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payment due under the lease obligation.

Certificates of participation are securities issued by a particular municipality or municipal authority to evidence a proportionate interest in base rental or lease payments relating to a specific project to be made by the municipality, agency or authority.  However, certain lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in any year unless money is appropriated for such purpose for such year.  Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of default and foreclosure might prove difficult.  In addition, these securities represent a relatively new type of financing, and certain lease obligations may therefore be considered to be illiquid securities.

An Underlying Fund may attempt to minimize the special risks inherent in municipal lease obligations and certificates of participation by purchasing only lease obligations which meet the following criteria:  (i) rated A or better by at least one nationally recognized securities rating organization; (ii) secured by payments from a governmental lessee which has actively traded debt obligations; (iii) determined by the Underlying Fund’s investment adviser or sub-adviser to be critical to the lessee’s ability to deliver essential services; and (iv) contain legal features which the Underlying Fund’s sub-adviser deems appropriate, such as covenants to make lease payments without the right of offset or counterclaim, requirements for insurance policies, and adequate debt service reserve funds.

Short-Term Municipal Obligations

These securities include the following:

Tax Anticipation Notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes.  They are usually general obligations of the issuer, secured by the taxing power of the municipality for the payment of principal and interest when due.

Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program.  They also are usually general obligations of the issuer.

Bond Anticipation Notes normally are issued to provide interim financing until long-term financing can be arranged.  The long-term bonds then provide the money for the repayment of the notes.

Construction Loan Notes are sold to provide construction financing for specific projects.  After successful completion and acceptance, many projects receive permanent financing through the FNMA or the GNMA.

Short-Term Discount Notes (tax-exempt commercial paper) are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

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Risks of Investing in Municipal Securities

Municipal securities are subject to credit and market risk.  Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues.  An Underlying Fund may purchase and sell portfolio investments to take advantage of changes or anticipated changes in yield relationships, markets or economic conditions.  An Underlying Fund also may purchase municipal bonds due to changes in the adviser’s or sub-adviser’s evaluation of the issuer or cash needs resulting from redemption requests for Underlying Fund shares.  The secondary market for municipal securities typically has been less liquid than that for taxable debt instruments, and this may affect an Underlying Fund’s ability to sell particular municipal bonds at then-current market prices, especially in periods when other investors are attempting to sell the same securities.

Prices and yields on municipal bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue.  A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of municipal bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded.

An Underlying Fund may purchase custodial receipts representing the right to receive either the principal amount or the periodic interest payments or both with respect to specific underlying municipal bonds.  In a typical custodial receipt arrangement, an issuer or third party owner of municipal bonds deposits the bonds with a custodian in exchange for two classes of custodial receipts.  The two classes have different characteristics, but, in each case, payments on the two classes are based on payments received on the underlying municipal bonds.  In no event will the aggregate interest paid with respect to the two classes exceed the interest paid by the underlying municipal bond.  Custodial receipts are sold in private placements.  The value of a custodial receipt may fluctuate more than the value of a municipal bond of comparable quality and maturity.

Securities of issuers of municipal obligations are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978.  In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes.  Furthermore, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be materially affected.

Performance Indexed Paper (“PIPsSM”)

PIPsSM are U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements.  The yield to the investor on PIPsSM is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity).  The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

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Principal Exchange Rate Linked Securities (“PERLsSM”)

PERLsSM are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time.  The return on “standard” principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; “reverse” principal exchange rate linked securities are like the “standard” securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency.  Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market).  Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

Structured Securities

Structured securities include notes, bonds or debentures that provide for the payment of principal of, and/or interest in, amounts determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References.  The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference.  The terms of structured securities may provide that under certain circumstances no principal is due at maturity and, therefore, may result in the loss of an Underlying Fund’s investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity.  In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference.  Consequently, leveraged structured securities entail a greater degree of market risk than other types of debt obligations.  Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex fixed-income investments.

Rules governing the federal income tax aspects of commodity-linked structured securities are in a developing stage and are not entirely clear in certain respects, particularly in light of 2006 IRS revenue rulings that held that income from certain derivative contracts with respect to a commodity index or individual commodities was not qualifying income for a RIC. The Underlying Funds intend to limit their investments in commodity-linked structured securities in a manner designed to maintain their qualification as RICs under the Code. However, these investment decisions involve judgment and the IRS may not agree with the determinations made by the Underlying Funds. If the IRS does not agree, the status of an Underlying Fund as a RIC might be jeopardized. The IRS has announced an internal review of its position with respect to the tax treatment of RICs that invest in commodity-related investments, and a moratorium on the issuance of new private letter rulings to RICs with respect to these investments. Future developments in this area could necessitate a future change to the Underlying Funds’ investment strategies.

Trust Certificates

Trust certificates may be underwritten by securities dealers or banks, representing interests in securities held by a custodian or trustee.  The securities so held may include U.S. government securities, municipal securities, or other types of securities in which an Underlying Fund may invest.  The trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities,

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or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee.  For certain securities laws purposes, trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trust.  As a holder of trust certificates, an Underlying Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust.

Although an Underlying Fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, the Underlying Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuers.  Thus, in the event an underlying issuer fails to pay principal and/or interest when due, an Underlying Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Underlying Fund had purchased a direct obligation of the issuer.  In addition, in the event that the trust account in which the underlying securities have been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying securities would be reduced in recognition of any taxes paid.

Certain trust certificates may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate.  Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios.  Also, because these instruments may be leveraged, their market values may be more volatile than other types of municipal instruments and may present greater potential for capital gain or loss.  The possibility of default by an issuer or the issuer’s credit provider may be greater for these derivative instruments than for other types of instruments.  In some cases, it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist.  In many cases, the IRS has not ruled on whether the interest received on a tax-exempt derivative instrument is tax-exempt and, accordingly, purchases of such instruments are based on the opinion of counsel to the sponsors of the instruments.

Trust-Preferred Securities

Trust-preferred securities, also known as trust-issued securities, are securities that have the characteristics of both debt and equity instruments.  Generally, trust preferred securities are cumulative preferred stock issued by a trust that is wholly-owned by a financial institution, usually, a bank holding company.  The financial institution creates the trust and will subsequently own the trust’s common securities, which represents three percent of the trust’s assets.  The remaining 97% of the trust’s assets consists of trust-preferred securities, which are then sold to investors.  The trust will use the sales proceeds to purchase a subordinated debt issued by the financial institution.  The financial institution will use the proceeds from the subordinated debt sale to increase its capital while the trust will receive periodic interest payments from the financial institution for holding the subordinated debt.  The trust will use the payments received to make dividend payments to the holders of the trust-preferred securities.  The primary advantage of this particular structure is that the trust preferred securities are treated by the financial institution as debt securities for tax purposes (i.e., interest expense is tax deductible) and as equity securities for calculation of capital requirements.

In certain instances, the structure involves more than one financial institution and thus, more than one trust.  In this pooled offering, a separate trust is created.  This trust will issue securities to investors and use the proceeds to purchase the trust-preferred securities issued by the trust subsidiaries of the participating financial institutions.  Accordingly, the trust preferred securities held by the investors are backed by the trust-preferred securities issued by the trust subsidiaries.

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In identifying the risks associated with trust-preferred securities, an Underlying Fund will evaluate the financial condition of the financial institution, as the trust typically has no business operations other than to issue the trust-preferred securities.  If the financial institution is financially unsound and defaults on the interest payments to the trust, the trust will not be able to make dividend payments to the Underlying Fund.

U.S. Government Securities

Investments in U.S. government securities include instruments issued by the U.S. Treasury, such as bills, notes, and bonds.  These instruments are direct obligations of the U.S. government and, as such, are backed by the full faith and credit of the United States.  They differ primarily in their interest rates, the lengths of their maturities, and the dates of their issuances.

In addition, U.S. government securities include securities issued by instrumentalities of the U.S. government, such as GNMA, which are also backed by the full faith and credit of the United States.  Also included in the category of U.S. government securities are instruments issued by instrumentalities established or sponsored by the U.S. government, such as the Student Loan Marketing Association, FNMA, and FHLMC.  While these securities are issued, in general, under the authority of an Act of Congress, the U.S. government is not obligated to provide financial support to the issuing instrumentalities, although under certain conditions certain of these authorities may borrow from the U.S. Treasury.  In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing the obligation for ultimate repayment and may not  be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.  An Underlying Fund will invest in securities of such agencies or instrumentalities only when the adviser or sub-adviser of the Underlying Fund is satisfied that the credit risk with respect to such instrumentality is comparable to the credit risk of U.S. government securities backed by the full faith and credit of the United States.

Obligations issued or guaranteed by U.S. government agencies include direct obligations and mortgage-related securities that have different levels of credit support from the government.  Some are supported by full faith and credit of the U.S. government, such as GNMA certificates, some are supported by the right of the issuer to borrow from the U.S. Treasury under certain circumstances, such as FNMA, others are supported only by the credit of the entity that issued them, such as FHLMC.

An Underlying Fund may also invest in U.S. Treasury obligations, which are obligations issued or guaranteed by U.S. government agencies.  U.S. Treasury obligations include Treasury bills, Treasury notes, and Treasury bonds, and are backed by the full faith and credit of the United States as to timely payments of interest and repayments of principal.  Obligations issued or guaranteed by U.S. government agencies include direct obligations and mortgage-backed securities that have different levels of credit support from the government.  Some are supported by the full faith and credit of the U.S. government, such as GNMA pass-through mortgage certificates; some are supported by the right of the issuer to borrow from the U.S. Treasury under certain circumstances, such as FNMA bonds; and others are supported only by the credit of the entity that issued them, such as FHLMC.

In September 2008, FNMA and FHLMC were each placed into conservatorship by the U.S. government under the authority of the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. government, with a stated purpose to preserve and conserve FNMA’s and FHLMC’s assets and property and to put FNMA and FHLMC in a sound and solvent condition.  The U.S. Treasury has made a commitment of indefinite duration to maintain the positive net worth of FNMA and FHLMC in exchange for senior preferred stock and warrants for common stock of the entities. No assurance can be given that

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the purposes of the conservatorship and related actions under the authority of FHFA will be met or that the U.S. Treasury’s initiative will be successful.

On August 5, 2011, S&P lowered the long-term sovereign credit rating assigned to the United States to AA+ with a negative outlook. On August 8, 2011, S&P downgraded the long-term senior debt rating of Fannie Mae and Freddie Mac to AA+ with a negative outlook.  The long-term impacts of the downgrades or the impacts of any future downgrade are unknown. However, the downgrades could have a material adverse impact on global financial markets and worldwide economic conditions, and could negatively impact an Underlying Fund.

Zero-Coupon Bonds, Deferred Interest Securities, and Pay-in-Kind Bonds

Zero-coupon bonds and deferred interest securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest (“cash payment date”) and therefore are issued and traded at a discount from their face amounts or par value. The discount varies, depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security, and the perceived credit quality of the issuer.  The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches.  The market prices of zero-coupon and delayed interest securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero-coupon securities having similar maturities and credit quality.  Current federal income tax law requires holders of zero-coupon securities to report as interest income each year the portion of the original issue discount on such securities (other than tax-exempt original issue discount from a zero-coupon security) that accrues that year, even though the holders receive no cash payments of interest during the year.

A PIK bond is a debt obligation which provides that the issuer of the security may, at its option, pay interest on such security in cash or in the form of additional debt obligations.  Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash.  Such investments may experience greater volatility in market value than debt obligations that make regular payments of interest.  An Underlying Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Underlying Fund’s distribution obligations.

An Underlying Fund will be required to report as income annual inclusions of original issue discount over the life of such securities as if it were paid on a current basis, although no cash interest or dividend payments are received by the Underlying Funds until the cash payment date or the securities mature.  Under certain circumstances, an Underlying Fund could also be required to include accrued market discount or capital gain with respect to its PIK securities.

The risks associated with lower rated debt securities apply to these securities.  Zero-coupon and PIK securities are also subject to the risk that in the event of a default, an Underlying Fund may realize no return on its investment, because these securities do not pay cash interest.

FOREIGN/EMERGING MARKETS EQUITY AND DEBT INVESTMENTS

Investments in foreign securities offer potential benefits not available in securities of domestic issuers by offering the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the United States, or to reduce

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fluctuations in portfolio value by taking advantage of foreign stock markets that may not move in a manner parallel to U.S. markets.

Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers.

Risks of Investing in Foreign Securities

Investments in foreign securities involve certain inherent risks including the following:

Foreign Currency Risks.  Currency risk is the risk that changes in foreign exchange rates will affect, favorably or unfavorably, the U.S. dollar value of foreign securities. In a period when the U.S. dollar generally rises against foreign currencies, the returns on foreign securities for a U.S. investor will be diminished. By contrast, in a period when the U.S. dollar generally declines, the returns on foreign securities will be enhanced. Therefore, unfavorable changes in the relationship between the U.S. dollar and the relevant foreign currencies will adversely affect the value of an Underlying Fund’s shares.

Market Characteristics. Settlement practices for transactions in foreign markets may differ from those in U.S. markets and may include delays beyond periods customary in the United States. Foreign security trading practices, including those involving securities settlement where Underlying Fund assets may be released prior to receipt of payment or securities, may expose the Underlying Fund to increased risk in the event of a failed trade or the insolvency of a  foreign broker-dealer. Transactions in options on securities, futures contracts, futures options and currency contracts may not be regulated as effectively on foreign exchanges as similar transactions in the United States, and may not involve clearing mechanisms and related guarantees. The value of such positions also could be adversely affected by the imposition of different exercise terms and procedures and margin requirements than in the United States. The value of an Underlying Fund’s positions may also be adversely impacted by delays in its ability to act upon economic events occuring in foreign markets during non-business hours in the United states.

Legal and Regulatory Matters. In addition to nationalization, foreign governments may take other actions that could have a significant effect on market prices of securities and payment of  interest, including restrictions on foreign investment, expropriation of goods and imposition of taxes, currency restrictions, and exchange conrol regulations.

Taxes. The interest payable on certain of an Underlying Fund’s foreign securities may be subject to foreign withholding taxes, thus reducing the net amountt of income available for desitribution to the Underlying Fund’s shareholders. A shareholder otherwise subject to U.S. federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction of U.S. federal income tax purposes for his or her proportionate share of suuch foreign taxes paid by an Underlying Fund.

Costs. The expense ratio of an Underlying Fund when investing in foreign securities is likely to be higher than those of investment companies investing in domestic securities, since the cost of maintaining the custody of foreign securities is higher. In considering whether to invest in the  securities of a foreign company, the adviser or sub-adviser considers such factors as the characteristics of the particullar company, differences between economic trends and the performance of securities markets within the United States and those within other countries, and also factors relating to the general economic, governmental and social conditions oof the country or countries where the company is located. The extent to which an Underlying Fund will be invested in foreign companies and countries and  depository receipts will fluctuate from time to time wtihin the limitations described in the Prospectuses, depending on the adviser’s or sub-adviser’s assessment of prevailing market, economic, and other conditions.

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Restrictions on Foreign Investments. Some developing countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as an Underlying Fund. For example, certain countries may require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

The manner in which foreign investors may invest in companies in certain developing countries, as well as limitations on such investments, also may have an adverse impact on the operations of an Underlying Fund that invests in such countries.  For example, an Underlying Fund may be required, in certain countries, to invest initially through a local broker or other entity and then have the shares purchased and re-registered in the name of the Underlying Fund.  Re-registration may in some instances not be able to occur on timely basis resulting in a delay during which an Underlying Fund may be denied certain of its rights as an investor, including rights as to dividends, or to be made aware of certain corporate actions. There also may be instances where an Underlying Fund places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving the Underlying Fund of the ability to make its desired investment at that time.

Substantial limitations may exist in certain countries with respect to an Underlying Fund’s ability to repatriate investment income, capital, or the proceeds of sales of securities by foreign investors. An Underlying Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Underlying Fund of any restrictions on investments. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of the Underlying Fund. For example, funds may be withdrawn from the People’s Republic of China only in U.S. or Hong Kong dollars and only at an exchange rate established by the government once each week.

In certain countries, banks or other financial institutions may be among the leading companies which have actively traded securities. The 1940 Act restricts an Underlying Fund’s investments in any equity securities of an issuer that, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder. The provisions may restrict an Underlying Fund’s investments in certain foreign banks and other financial institutions.

Securities traded in emerging market countries, including the emerging market countries in Eastern Europe, may be subject to risks in addition to risks typically posed by international investing due to the inexperience of financial intermediaries, the lack of modern technology and the lack of a sufficient capital base to expand business operations.  A number of emerging market countries restrict, to varying degrees, foreign investment in securities.  Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries.  A number of the currencies of emerging market countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur after investments in these currencies by an Underlying Fund.  Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.  Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility.  There is a risk in emerging market countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of

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government monopolies, any of which may have a detrimental effect on an Underlying Fund’s investment.

Additional risks of investing in emerging market countries may include: currency exchange rate fluctuations; greater social, economic and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be newly organized and may be smaller and less seasoned companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and significantly smaller market capitalization of securities markets.  Emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions.  Settlement problems may cause an Underlying Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or delay in disposing of a portfolio security.  Such a delay could result in possible liability to a purchaser of the security.  Any change in the leadership or policies of Eastern European countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.  Additionally, former Communist regimes of a number of Eastern European countries previously expropriated a large amount of property, the claims on which have not been entirely settled.  There can be no assurance that an Underlying Fund’s investments in Eastern Europe will not also be expropriated, nationalized or otherwise confiscated.

Depositary Receipts

Securities of foreign issuers may take the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), or other securities that represent interests in securities of foreign companies (collectively, “Depositary Receipts”). These securities are typically dollar denominated although their market price is subject to fluctuations of the foreign currency in which the underlying securities are denominated.

ADRs, which are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign securities and are typically designed for U.S. investors and held in either physical form or in book entry form.  ADRs may be sponsored or unsponsored.  A sponsored ADR is issued by a depository which has an exclusive relationship with the issuer of the underlying security.  An unsponsored ADR may be issued by any number of U.S. depositories.  Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.  The depository of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities.  An Underlying Fund may invest in either type of ADR.  Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the Depositary Receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties.  An Underlying Fund may purchase securities in local markets and direct delivery of these ordinary shares to the local depository of an ADR agent bank in the foreign country.  Simultaneously, the ADR agents create a certificate that settles at an Underlying Fund’s custodian in five days.  An Underlying Fund may also execute trades on the U.S. markets using existing ADRs.  A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer.  Accordingly the information available to a U.S. investor will be limited to the information the

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foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security.  ADRs may also be subject to exchange rate risks if the underlying foreign securities are traded in foreign currency.

EDRs are similar to ADRs but may be listed and traded on a European exchange as well as in the United States (typically these securities are traded on the Luxembourg exchange in Europe).  Generally, ADRs, in registered form, are designed for use in U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets.  GDRs are similar to EDRs although they may be held through foreign clearing agents such as Euroclear and other foreign depositories.

Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States.  Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted.  In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.  Depositary Receipts also involve the risks of other investments in foreign securities.

Eurodollar and Yankee Dollar Instruments

Eurodollar instruments are bonds that pay interest and principal in U.S. dollars held in banks outside the United States, primarily in Europe. Eurodollar instruments are usually issued on behalf of multinational companies and foreign governments by large underwriting groups composed of banks and issuing houses from many countries.

Yankee Dollar instruments are U.S. dollar-denominated bonds issued in the United States by foreign banks and corporations.  These investments involve risks that are different from investments in securities issued by U.S. issuers. (See “Foreign Investments”).

Eurodollar Convertible Securities

Eurodollar convertible securities are debt instruments of a U.S. issuer or a foreign issuer that are issued outside the United States and are convertible into equity securities of the same or a different issuer. Interest and dividends on Eurodollar securities are payable in U.S. dollars outside of the United States.  An Underlying Fund may invest, without limitation, in Eurodollar convertible securities that are convertible into foreign equity securities listed, or represented by ADRs listed on the New York Stock Exchange (“NYSE”) or the AMEX, or that are convertible into publicly traded common stocks of U.S. companies.  An Underlying Fund may also invest up to 15% of its total assets invested in convertible securities, taken at market value, in Eurodollar convertible securities that are convertible into foreign equity securities which are not listed, or represented by ADRs listed, on such exchanges.

Exchange Rate-Related Securities

Exchange rate-related securities are securities that are indexed to certain specific foreign currency exchange rates.  The terms of such securities would provide that the principal amount or interest payments are adjusted upwards or downwards (but not below zero) at payment to reflect fluctuations in the exchange rate between two currencies while the obligation is outstanding, depending on the terms of the specific security.  An Underlying Fund will purchase such security with the currency in which it is denominated and will receive interest and principal payments thereon in the currency, but the amount of principal or interest payable by the issuer will vary in proportion to the change (if any) in the exchange rate between the two specific currencies between the date the instrument is issued and the date the

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principal or interest payment is due.  The staff of the SEC is currently considering whether a mutual fund’s purchase of this type of security would result in the issuance of a “senior security” within the meaning of the 1940 Act.  The Company believes that such investments do not involve the creation of such a senior security, but nevertheless undertakes, pending the resolution of this issue by the staff, to establish a segregated account with respect to such investments and to maintain in such account cash not available for investment, U.S. government securities, or other liquid high quality debt securities having a value equal to the aggregate principal amount of outstanding securities of this type.

Investment in exchange rate-related securities entails certain risks.  There is the possibility of significant changes in rates of exchange between the U.S. dollar and any foreign currency to which an exchange rate-related security is linked.  In addition, there is no assurance that sufficient trading interest to create a liquid secondary market will exist for a particular exchange rate-related security due to conditions in the debt and foreign currency markets.  Illiquidity in the forward foreign exchange market and the high volatility of the foreign exchange market may, from time to time, combine to make it difficult to sell an exchange rate-related security prior to maturity without incurring a significant price loss.

Foreign Bank Obligations

Obligations of foreign banks and foreign branches of U.S. banks involve somewhat different investment risks from those affecting obligations of U.S. banks including; the possibilities that liquidity could be impaired because of future political and economic developments; the obligations may be less marketable than comparable obligations of U.S. banks; a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; foreign deposits may be seized or nationalized; foreign governmental restrictions (such as foreign exchange controls) may be adopted, which might adversely affect the payment of principal and interest on those obligations; and the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks.  In addition, the accounting, auditing, financial reporting standards, practices, and requirements applicable to foreign banks may differ from those applicable to U.S. banks.  In that connection, foreign banks are not subject to examination by any U.S. government agency or instrumentality.

Foreign Currency Exchange Transactions

An Underlying Fund that invests in foreign securities may buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in other currencies, those Underlying Funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar.  An Underlying Fund may enter into foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward foreign currency contracts to purchase or sell the foreign currencies. A forward foreign currency exchange contract is an agreement to exchange one currency for another (for example, to exchange a certain amount of U.S. dollars for a certain amount of Korean won) at a future date.  Forward foreign currency exchange contracts are included in the group of instruments that can be characterized as derivatives.  Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of an Underlying Fund’s portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the

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date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain. Use of currency hedging techniques may also be limited by management’s need to protect the status of each Underlying Fund as  a regulated investment company (“RIC”) under the Code.

Foreign Debt Securities

Foreign debt securities represent debt obligations (which may be denominated in U.S. dollar or in non-U.S. currencies) of any rating issued or guaranteed by foreign corporations, certain supranational entities (such as the World Bank) and foreign governments (including political subdivisions having taxing authority) or their agencies or instrumentalities, including ADRs.  These debt obligations may be bonds (including sinking fund and callable bonds), debentures, and notes, together with preferred stocks, PIK securities, and zero-coupon bonds.

In determining whether to invest in debt obligations of foreign issuers, an Underlying Fund will consider the relative yields of foreign and domestic debt securities, the economies of foreign countries, the condition of such countries’ financial markets, the interest rate climate of such countries and the relationship of such countries’ currency to the U.S. dollar.  These factors are judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data.  Subsequent foreign currency losses may result in an Underlying Fund having previously distributed more income in a particular period than was available from investment income, which could result in a return of capital to shareholders.  An Underlying Fund’s portfolio of foreign securities may include those of a number of foreign countries, or, depending upon market conditions, those of a single country.

Investment in foreign securities involves considerations and risks not associated with investment in securities of U.S. issuers.  For example, foreign issuers are not required to use generally accepted accounting principles.  If foreign securities are not registered under the 1933 Act, the issuer generally does not have to comply with the disclosure requirements of the Securities Exchange Act of 1934, as amended (“1934 Act”). The values of foreign securities investments will be affected by incomplete or inaccurate information available to the adviser or sub-adviser as to foreign issuers, changes in currency rates, exchange control regulations or currency blockage, expropriation or nationalization of assets, application of foreign tax laws (including withholding taxes), changes in governmental administration or economic or monetary policy.  In addition, it is generally more difficult to obtain court judgments outside the United States.

Securities traded in certain emerging market countries, including the emerging market countries in Eastern Europe, may be subject to risks in addition to risks typically posed by international investing due to the inexperience of financial intermediaries, the lack of modern technology, and the lack of a sufficient capital base to expand business operations.  Additionally, former Communist regimes of a number of Eastern European countries previously expropriated a large amount of property, the claims on which have not been entirely settled.  There can be no assurance that an Underlying Fund’s investments in Eastern Europe will not also be expropriated, nationalized or otherwise confiscated. Although a portion of an Underlying Fund’s investment income may be received or realized in foreign currencies, an Underlying Fund would be required to compute and distribute its income in U.S. dollars and absorb the cost of currency fluctuations and the cost of currency conversions.

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Forward Currency Contracts

An Underlying Fund may enter into forward currency contracts in anticipation of changes in currency exchange rates.  A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  For example, an Underlying Fund might purchase a particular currency or enter into a forward currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase.  Alternatively, it might sell a particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell.  Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain from an increase in the value of the currency.  An Underlying Fund may engage in forward currency transactions in anticipation of or to protect itself against fluctuations in currency exchange rates.  An Underlying Fund might sell a particular currency forward, for example, when it wants to hold bonds or bank obligations denominated in or exposed to that currency but anticipates or wishes to be protected against a decline in the currency against the dollar. Similarly, it might purchase a currency forward to “lock in” the dollar price of securities denominated in or exposed to that currency which it anticipated purchasing.

An Underlying Fund may enter into forward foreign currency contracts in two circumstances.  When an Underlying Fund enters into a contract for the purchase or sale of a security denominated in or exposed to a foreign currency, the Underlying Fund may desire to “lock in” the U.S. dollar price of the security.  By entering into a forward contract for a fixed amount of dollars for the purchase or sale of the amount of foreign currency involved in the underlying transactions, an Underlying Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

Second, when an Underlying Fund’s sub-adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract for a fixed amount of dollars to sell the amount of foreign currency approximating the value of some or all of the Underlying Fund’s securities denominated in or exposed to such foreign currency.  The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date on which the forward contract is entered into and the date it matures.  The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

No Underlying Fund will enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate an Underlying Fund to deliver an amount of foreign currency in excess of the value of the Underlying Fund’s securities or other assets denominated in that currency, unless the Underlying Fund covers the excess with sufficient segregated assets.  At the maturity of a forward contract, an Underlying Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

It is impossible to forecast the market value of a particular portfolio security at the expiration of the contract.  Accordingly, if a decision is made to sell the security and make delivery of the foreign currency, it may be necessary for an Underlying Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the Underlying Fund is obligated to deliver.  If an Underlying Fund retains the portfolio security and engages in an offsetting transaction, the Underlying Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices.  Should

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forward prices decline during the period between an Underlying Fund’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Underlying Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase.  Should forward prices increase, an Underlying Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.  Forward contracts are not traded on regulated commodities exchanges.  There can be no assurance that a liquid market will exist when an Underlying Fund seeks to close out a forward currency position, and in such an event, the Underlying Fund might not be able to effect a closing purchase transaction at any particular time.  In addition, an Underlying Fund entering into a forward foreign currency contract incurs the risk of default by the counter party to the transaction.  The Commodity Futures Trading Commission (“CFTC”) has indicated that it may in the future assert jurisdiction over certain types of forward contracts in foreign currencies and attempt to prohibit certain entities from engaging in such foreign currency forward transactions.

Foreign Mortgage-Backed Securities

Foreign-related mortgage securities are interests in pools of mortgage loans made to residential homebuyers domiciled in a foreign country.  These include mortgage loans made by trust and mortgage loan companies, credit unions, chartered banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (e.g., Canada Mortgage and Housing Corporation and First Australian National Mortgage Acceptance Corporation Limited).  The mechanics of these mortgage-backed securities are generally the same as those issued in the United States.  However, foreign mortgage markets may differ materially from the U.S. mortgage market with respect to matters such as the sizes of loan pools, pre-payment experience, and maturities of loans.

Passive Foreign Investment Companies (“PFICs”)

Some foreign countries limit or prohibit all direct foreign investment in the securities of their companies.  However, the governments of some countries have authorized the organization of investment funds to permit indirect foreign investment in such securities.  An Underlying Fund is subject to certain percentage limits under the 1940 Act and certain states relating to the purchase of securities of investment companies, and may be subject to the limitation that no more than 10% of the value of the Underlying Fund’s assets may be invested in such securities.

Sovereign Debt Securities/Brady Bonds

Sovereign debt securities are issued by governments of foreign countries.  The sovereign debt securities in which an Underlying Fund may invest may be rated below investmentgrade. These securities usually offer higher yields than higher rated securities but are also subject to greater risk than higher-rated securities.

Brady Bonds represent a type of sovereign debt.  Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt-restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”).  Brady Plan debt restructurings have been implemented in a number of countries, including:  Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay, and Venezuela, and may be issued by other emerging countries.

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Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market.  Brady Bonds are not considered to be U.S. government securities.  U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds.  Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter.  Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized.  Brady Bonds are often viewed as having three or four valuation components:  (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”).

Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders.  A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

Risks of Investing in Sovereign Debt/Brady Bonds

Investment in sovereign debt can involve a high degree of risk.  The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt.  A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject.  Governmental entities may also depend on expected disbursements from foreign governments, multilateral agencies, and others to reduce principal and interest arrearages on their debt.  The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations.  Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner.  Consequently, governmental entities may default on their sovereign debt.  Holders of sovereign debt (including an Underlying Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities.  There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

An Underlying Fund’s investments in foreign currency denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income.  This difference may cause a portion of an Underlying Fund’s income distributions to constitute returns of

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capital for tax purposes or require the Underlying Fund to make distributions exceeding book income to qualify as a regulated investment company for federal tax purposes.

Sovereign debt issued or guaranteed by emerging market governmental entities, and corporate issuers in which an Underlying Fund may invest may be deemed the equivalent in terms of quality to high risk, low rated securities (i.e., high-yield bonds) and subject to many of the same risks as such securities.  An Underlying Fund may have difficulty disposing of certain of these debt obligations because there may be a thinly trading market for such securities. In the event a governmental issuer defaults on its obligations, an Underlying Fund may have limited legal recourse against the issuer or guarantor, if any.  Remedies must, in some cases, be pursued in the courts in the jurisdiction in which the defaulting party itself operates, and the ability of the holder of foreign government debt securities to obtain recourse may be subject to the political climate in the relevant country.

Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds.  There can be no assurance that Brady Bonds in which an Underlying Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Underlying Fund to suffer a loss of interest or principal on any of its holdings.

Supranational Organizations

Securities of supranational agencies are not considered government securities and are not supported directly or indirectly by the U.S. government. Examples of supranational agencies include, but are not limited to, the International Bank for Reconstruction and Development (World Bank), which was chartered to finance development projects in developing member countries; the European Union, which is an organization of European countries engaged in cooperative economic activities; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment, and provide technical assistance to member nations in the Asian and Pacific regions.

DERIVATIVES

A derivative is a financial instrument whose value is dependent upon the value of an underlying asset or assets. These underlying assets may include commodities, stocks, bonds, interest rates, currency exchange rates, or related indices. Types of derivatives include forward currency contracts, futures, options, swaps and warrants. Derivative instruments may be used for a variety of reasons including enhancing returns, hedging against certain market risks, or providing a substitute for purchasing or selling particular securities.  Derivatives may provide a cheaper, quicker, or more specifically focused way for a portfolio or an Underlying Fund to invest than “traditional” securities would.

Transactions in derivative instruments may include:

•                                          the purchase and writing of options on securities (including index options) and options on foreign currencies;

•                                          the purchase and sale of futures contracts based on financial, interest rate, and securities indices, equity securities, or debt instruments; and

•                                          entering into forward contracts, swaps, and swap related products, such as equity index, interest rate, or currency swaps, credit default swaps (long and short), and related caps, collars, floors, and swaps.

Some derivatives may be used for “hedging,” which means that they may be used when the sub-adviser seeks to protect the portfolio’s or an Underlying Fund’s investments from a decline in value, which could

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result from changes in interest rates, market prices, currency fluctuations, and other market factors. Derivatives may also be used when the sub-adviser seeks to increase liquidity, implement a cash management strategy, invest in a particular stock, bond, or segment of the market in a more efficient or less expensive way; modify the characteristics of a portfolio’s  or an Underlying Fund’s portfolio investments; and/or to enhance return. However derivatives are used, their successful use is not assured and will depend upon the sub-adviser’s ability to predict and understand relevant market movements.

Derivatives can be volatile and involve various types and degrees of risk depending upon the characteristics of the particular derivative and the portfolio as a whole.  Derivatives permit a portfolio or an Underlying Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the portfolio or an Underlying Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.

Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives.  Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives.  This guarantee usually is supported by a daily payment system (i.e., margin requirements) operated by the clearing agency in order to reduce overall credit risk.  As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange.  By contrast, no clearing agency guarantees over-the-counter derivatives.  Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default.  Accordingly, a portfolio or an Underlying Fund will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as they would review the credit quality of a security to be purchased by the portfolio or the Underlying Fund.  Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

The value of some derivative instruments in which a portfolio or an Underlying Fund invests may be particularly sensitive to changes in prevailing interest rates and, like the other investments of the portfolio or an Underlying Fund, the ability of the portfolio or an Underlying Fund to successfully utilize these instruments may depend in part upon the ability of the portfolio’s or an Underlying Fund’s adviser or sub-adviser to forecast interest rates and other economic factors correctly.  If the adviser or sub-adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, a portfolio or an Underlying Fund could be exposed to the risk of loss.

A portfolio or an Underlying Fund might not employ any of the strategies described below and no assurance can be given that any strategy used will succeed.  If a portfolio’s and/or an Underlying Fund’s adviser or sub-adviser incorrectly forecasts interest rates, market values, or other economic factors in utilizing a derivatives strategy for the portfolio or an Underlying Fund, the portfolio or an Underlying Fund might have been in a better position if it had not entered into the transaction at all.  Also, suitable derivative transactions may not be available in all circumstances.  The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments.  While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses by offsetting favorable price movements in related investments or otherwise due to the possible inability of a portfolio or an Underlying Fund to purchase or sell a portfolio security at a time that otherwise would be favorable; the possible need to sell a portfolio security at a disadvantageous time because the portfolio or the Underlying Fund is required to maintain asset coverage; offsetting positions in connection with transactions in derivative instruments, and the possible inability of the portfolio or an Underlying Fund to close out or to liquidate its derivatives positions.  In addition, a portfolio or an

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Underlying Fund’s use of such instruments may cause the portfolio or the Underlying Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments. There can be no assurance that the use of derivative instruments will benefit a portfolio or an Underlying Fund.

A portfolio and an Underlying Fund have each claimed an exclusion from the definition of a Commodity Pool Operator (“CPO”) under the Commodity Exchange Act and therefore are not subject to registration or regulation as a CPO.

In February 2012, the CFTC adopted regulatory changes that may impact a portfolio by subjecting a Portfolio’s or an Underlying Fund’s adviser or sub-adviser to registration with the CFTC as a CPO and commodity trading adviser (“CTA”) of the portfolio or an Underlying Fund, unless the portfolio or Underlying Fund is able to comply with certain trading and marketing limitations on its investments in futures, many over-the-counter derivatives and certain other instruments. A related CFTC proposal to harmonize applicable CFTC and SEC regulations could, if adopted, mitigate certain disclosure and operational burden where CPO registration is required for an adviser. Compliance with these additional registration and regulatory requirements may increase portfolio expenses.

Foreign Currency Transactions

An Underlying Fund that invests in foreign securities may buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in other currencies, the Underlying Fund may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. An Underlying Fund may enter into foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward foreign currency contracts to purchase or sell the foreign currencies.

Forward Foreign Currency Exchange Contracts

An Underlying Fund may enter into forward foreign currency exchange contracts for hedging and non-hedging purposes.  Forward contracts may be used for hedging to attempt to minimize the risk to an Underlying Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies.  An Underlying Fund intends to enter into forward contracts for hedging purposes. In particular, a forward contract to sell a currency may be entered into where an Underlying Fund seeks to protect against an anticipated increase in the rate for a specific currency which could reduce the dollar value of portfolio securities denominated in such currency.  Conversely, an Underlying Fund may enter into a forward contract to purchase a given currency to protect against a projected increase in the dollar value of securities denominated in such currency which the Underlying Fund intends to acquire.  An Underlying Fund also may enter into a forward contract in order to assure itself of a predetermined exchange rate in connection with a security denominated in a foreign currency.  In addition, an Underlying Fund may enter into forward contracts for “cross hedging” purposes; e.g., the purchase or sale of a forward contract on one type of currency as a hedge against adverse fluctuations in the value of a second type of currency.  An Underlying Fund may also use foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

If a hedging transaction in forward contracts is successful, the decline in the value of portfolio securities or other assets or the increase in the cost of securities or other assets to be acquired may be offset, at least in part, by profits on the forward contract. Nevertheless, by entering into such forward contracts, an Underlying Fund may be required to forgo all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates.  An Underlying Fund will usually seek to

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close out positions in such contracts by entering into offsetting transactions, which will serve to fix the Underlying Fund’s profit or loss based upon the value of the contracts at the time the offsetting transaction is executed.

An Underlying Fund will also enter into transactions in forward contracts for other than hedging purposes, which present greater profit potential but also involve increased risk.  For example, an Underlying Fund may purchase a given foreign currency through a forward contract if, in the judgment of the Underlying Fund’s sub-adviser, the value of such currency is expected to rise relative to the U.S. dollar.  Conversely, an Underlying Fund may sell the currency through a forward contract if the Underlying Fund’s sub-adviser believes that its value will decline relative to the dollar.

An Underlying Fund will profit if the anticipated movements in foreign currency exchange rates occur which will increase its gross income.  Where exchange rates do not move in the direction or to the extent anticipated, however, an Underlying Fund may sustain losses, which will reduce its gross income.  Such transactions, therefore, could be considered speculative and could involve significant risk of loss.

Alternatively, when a sub-adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract for a fixed amount of dollars to sell the amount of foreign currency approximating the value of some or all of a portfolio’s or an Underlying Fund’s securities denominated in, or exposed, to such foreign currency.  The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date on which the forward contract is entered into and the date it matures.  The projection of short-term currency market movement is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain.

An Underlying Fund will profit if the anticipated movements in foreign currency exchange rates occur which will increase its gross income. Where exchange rates do not move in the direction or to the extent anticipated, however, an Underlying Fund may sustain losses, which will reduce its gross income. Such transactions, therefore, could be considered speculative and could involve significant risk of loss.

An Underlying Fund has established procedures consistent with statements by the SEC and its staff regarding the use of forward contracts by registered investment companies, which require the use of segregated assets or “cover” in connection with the purchase and sale of such contracts.  In those instances in which an Underlying Fund satisfies this requirement through segregation of assets, it will maintain, in a segregated account  (or earmark on its records) cash, cash equivalents or other liquid securities, which will be marked to market on a daily basis, in an amount equal to the value of its commitments under forward contracts. While these contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts.  In such event an Underlying Fund’s ability to utilize forward contracts in the manner set forth above may be restricted.

An Underlying Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Underlying Fund’s sub-adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate.  An Underlying Fund may also hold foreign currency in anticipation of purchasing foreign securities.

Futures Contracts and Options on Futures Contracts

A futures contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price.  By its terms, a futures contract provides for a specified settlement date on

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which, in the case of stock index futures contracts, the difference between the price at which the contract was entered into and the contract’s closing value is settled between the purchaser and seller in cash.  Futures contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction.  Futures contracts call for settlement only on the date and cannot be “exercised” at any other time during their term.

The purchase or sale of a futures contract differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received.  Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as “initial margin.”  Subsequent payments to and from the broker, referred to as “variation margin,” are made on a daily basis as the value of the index or instrument underlying the futures contract fluctuates, making positions in the futures contract more or less valuable—a process known as “marking to the market.”

A portfolio and an Underlying Fund may enter into stock index futures contracts, including futures contracts related to stock indices and interest rates among others.  Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law. Purchases or sales of stock index futures contracts for hedging purposes may be used to attempt to protect an Underlying Fund’s current or intended stock investments from broad fluctuations in stock prices, to act as a substitute for an underlying investment, or to enhance yield (“speculation”).

Purchases or sales of stock index futures contracts are used to attempt to protect a portfolio’s or an Underlying Fund’s current or intended stock investments from broad fluctuations in stock prices.  For example, a portfolio or an Underlying Fund may sell stock index futures contracts in anticipation of, or during a market decline to attempt to offset the decrease in market value of the portfolio’s or an Underlying Fund’s portfolio securities that might otherwise result if such decline occurs, because the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position.  When a portfolio or an Underlying Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the portfolio or an Underlying Fund intends to purchase. As such purchases are made, the corresponding position in stock index futures contracts will be closed out. In a substantial majority of these transactions, a portfolio or an Underlying Fund will purchase such securities upon termination of the futures position, but under usual market conditions, a long futures position may be terminated without a related purchase of securities.

When a portfolio or an Underlying Fund buys or sells a futures contract, unless it already owns an offsetting position, it will maintain, in a segregated account held by the custodian or futures commodities merchant, liquid securities having an aggregate value at least equal to the full market value of the futures contract, thereby insuring that the leveraging effect of such futures contract is minimized, in accordance with regulatory requirements.

Policies on the Use of Futures and Options on Futures Contracts — A portfolio or an Underlying Fund may engage in futures and related options transactions for bona fide hedging or to seek to increase total return as permitted by CFTC regulations, which permit principals of an investment company registered under the Act to engage in a de minimis amount of transactions in futures and related options transactions for non-bona fide hedging without registering as commodity pool operators.

The staff of the SEC has taken the position that over-the-counter options and assets used to cover sold over-the-counter options are illiquid and, therefore, together with other illiquid securities held by an Underlying Fund, cannot exceed 15% of an Underlying Fund’s assets (the “SEC illiquidity ceiling”). Although an Underlying Fund’s sub-adviser may disagree with this position, the Underlying Fund’s sub-

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adviser intends to limit the Underlying Fund’s selling of over-the-counter options in accordance with the following procedure. Also, the contracts an Underlying Fund has in place with such primary dealers provide that the Underlying Fund has the absolute right to repurchase an option it sells at a maximum price to be calculated by a pre-determined formula. An Underlying Fund will treat all or a portion of the formula as illiquid for purposes of the SEC illiquidity ceiling test. An Underlying Fund may also sell over-the-counter options with non-primary dealers, including foreign dealers (where applicable), and will treat the assets used to cover these options as illiquid for purposes of such SEC illiquidity ceiling test.

Gold Futures Contracts

A gold futures contract is a standardized contract which is traded on a regulated commodity futures exchange, and which provides for the future delivery of a specified amount of gold at a specified date, time and price.  When an Underlying Fund purchases a gold futures contract it becomes obligated to take delivery of and pay for the gold from the seller, and when an Underlying Fund sells a gold futures contract, it becomes obligated to make delivery of precious metals to the purchaser, in each case at a designated date and price.  An Underlying Fund may be able to enter into gold futures contracts only for the purpose of hedging its holdings or intended holdings of gold stocks and gold bullion.  An Underlying Fund will not engage in these contracts for speculation or for achieving leverage.  An Underlying Fund’s hedging activities may include purchases of futures contracts as an offset against the effect of anticipated increases in the price of gold or sales of futures contracts as an offset against the effect of anticipated declines in the price of gold.

Interest Rate Futures Contracts

An interest rate futures contract is an obligation traded on an exchange or board of trade that requires the purchaser to accept delivery, and the seller to make delivery of, a specified quantity of the underlying financial instrument, such as U.S. Treasury bills and bonds, in a stated delivery month, at a price fixed in the contract.

A portfolio or an Underlying Fund may purchase and sell interest rate futures as a hedge against adverse changes in debt instruments and other interest rate sensitive securities.  As a hedging strategy a portfolio or an Underlying Fund might employ, the portfolio or the Underlying Fund would purchase an interest rate futures contract when it is not fully invested in long-term debt securities but wishes to defer their purchase for some time until it can orderly invest in such securities or because short-term yields are higher than long-term yields.  Such a purchase would enable a portfolio or an Underlying Fund to earn the income on a short-term security while at the same time minimizing the effect of all, or part, of an increase in the market price of the long-term debt security, that the portfolio or the Underlying Fund intends to purchase in the future.  A rise in the price of the long-term debt security prior to its purchase either would be offset by an increase in the value of the futures contract purchased by a portfolio or avoided by taking delivery of the debt securities under the futures contract.

A portfolio or an Underlying Fund would sell an interest rate futures contract in order to continue to receive the income from a long-term debt security, while endeavoring to avoid part or the entire decline in market value of that security that would accompany an increase in interest rates. If interest rates did rise, a decline in the value of the debt security held by a portfolio would be substantially offset by the ability of a portfolio or an Underlying Fund to repurchase at a lower price the interest rate futures contract previously sold.  While a portfolio or an Underlying Fund could sell the long-term debt security and invest in a short-term security, ordinarily the portfolio or the Underlying Fund would give up income on its investment, since long-term rates normally exceed short-term rates.

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Stock Index Futures Contracts

A “stock index” assigns relative values to the common stocks included in an index (for example, the S&P 500® Index or the New York Stock Exchange Composite Index), and the index fluctuates with changes in the market values of such stocks.  A stock index futures contract is a bilateral agreement to accept or make payment, depending on whether a contract is purchased or sold, of an amount of cash equal to a specified dollar amount multiplied by the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally purchased or sold.

To the extent that changes in the value of a portfolio or an Underlying Fund corresponds to changes in a given stock index, the sale of futures contracts on that index (“short hedge”) would substantially reduce the risk to the portfolio or an Underlying Fund of a market decline and, by so doing, provide an alternative to a liquidation of securities position, which may be difficult to accomplish in a rapid and orderly fashion.  Stock index futures contracts might also be sold:

(i)                                     when a sale of portfolio securities at that time would appear to be disadvantageous in the long term because such liquidation would:

(a)           forego possible price appreciation;

(b)           create a situation in which the securities would be difficult to repurchase; or

(c)           create substantial brokerage commissions.

(ii)                                  when a liquidation of a portfolio or an Underlying Fund has commenced or is contemplated, but there is, in a sub-adviser’s determination, a substantial risk of a major price decline before liquidation can be completed; or

(iii)                               (iii)          to close out stock index futures purchase transactions.

Where a portfolio or an Underlying Fund anticipates a significant market or market sector advance, the purchase of a stock index futures contract (“long hedge”) affords a hedge against not participating in such advance at a time when the Portfolio is not fully invested.  Stock index futures might also be purchased:

(i)                                     if a portfolio or an Underlying Fund is attempting to purchase equity positions in issues which it had, or was having, difficulty purchasing at prices considered by its sub-adviser to be fair value based upon the price of the stock at the   time it qualified for inclusion in the portfolio or the Underlying Fund; or

(ii)           to close out stock index futures sales transactions.

Options on Futures Contracts

A portfolio and an Underlying Fund may purchase and sell options to buy or sell futures contracts in which they may invest (“options on futures contracts”).  Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.  Put and call options on futures contracts may be traded by an Underlying Fund in order to protect against declines in the values of portfolio securities or against increases in the cost of securities to be acquired, to act as a substitute for an underlying investment, or to enhance yield.

An option on a futures contract provides the holder with the right to enter into a “long” position in the underlying futures contract, in the case of a call option, or a “short” position in the underlying futures contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date.  Upon exercise of the option by the holder, the contract market

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clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option.  In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts.  In addition, the seller of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

A portfolio or an Underlying Fund may use options on futures contracts in connection with hedging strategies.  Generally these strategies would be employed under the same market conditions in which a portfolio or an Underlying Fund would use put and call options on debt securities, as described hereafter in “Options on Securities and Securities Indices.”

(i)                                     if a portfolio or Underlying Fund is attempting to purchase equity positions in issues which it had or was having difficulty purchasing at prices considered by its sub-adviser to be fair value based upon the price of the stock at the time it qualified for inclusion in the portfolio or an Underlying Fund; or

(ii)                                  to close out stock index futures sales transactions.

As long as required by regulatory authorities, a portfolio and an Underlying Fund will limit its use of futures contracts and futures options to hedging transactions and other strategies as described under the heading “Limitations” in this section.  For example, a portfolio or an Underlying Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the portfolio’s or the Underlying Fund’s securities or the price of the securities that the portfolio or the Underlying Fund intends to purchase.  A portfolio’s or Underlying Fund’s hedging may include sales of futures contracts as an offset against the effect of expected increases in interest rates and purchases of futures contracts as an offset against the effect of expected declines in interest rates.  Although other techniques could be used to reduce a portfolio’s or Underlying Fund’s exposure to interest rate fluctuations, the portfolio or Underlying Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

If a purchase or sale of a futures contract is made by a portfolio or an Underlying Fund, it is required to deposit with its custodian a specified amount of cash and/or securities (“initial margin”).  The initial margin required for a futures contract is set by the exchange or board of trade on which the contract is traded and may be modified during the term of the contract.  The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to a portfolio or an Underlying Fund upon termination of the contract, assuming all contractual obligations have been satisfied.  A portfolio and an Underlying Fund expects to earn interest income on its initial margin deposits.

A futures contract held by a portfolio or an Underlying Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day, a portfolio or an Underlying Fund pays or receives cash, called “variation margin” equal to the daily change in value of the futures contract. This process is known as “marking to market.” The payment or receipt of the variation margin does not represent a borrowing or loan by a portfolio or Underlying Fund but is settlement between the portfolio or the Underlying Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily NAV, a portfolio and Underlying Fund will mark-to-market its open futures positions.

A portfolio or an Underlying Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts it writes.  Such margin deposits will vary depending on the nature of the underlying futures contract (including the related initial margin requirements), the current market value of the option, and other futures positions held by a portfolio or an Underlying Fund.

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Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security, and delivery month).  If an offsetting purchase price is less than the original sale price, a portfolio or an Underlying Fund realizes a capital gain, or if it is more, the portfolio or an Underlying Fund realizes a capital loss.  Conversely, if an offsetting sale price is more than the original purchase price, a portfolio or an Underlying Fund realizes a capital gain, or if it is less, the portfolio or an Underlying Fund realizes a capital loss.  The transaction costs must also be included in these calculations.

Limitations on Futures Contracts

When purchasing a futures contract, a portfolio or an Underlying Fund must maintain with its custodian cash or liquid securities (including any margin) equal to the market value of such contract.  When writing a call option on a futures contract, a portfolio or an Underlying Fund similarly will maintain with its custodian cash and/or liquid securities (including any margin) equal to the amount such option is “in-the-money” until the option expires or is closed out by the portfolio or an Underlying Fund.  A call option is “in-the-money” if the value of the futures contract that is the subject of the option exceeds the exercise price.

When writing a call option on a futures contract, a portfolio or an Underlying Fund will maintain with its custodian (or earmark on its records) cash or liquid securities that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option.  Alternatively, a portfolio or an Underlying Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the portfolio or an Underlying Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the portfolio or an Underlying Fund.

Risks Associated With Futures and Options on Futures Contracts

The value of a futures contract may decline. While a portfolio’s or Underlying Fund’s transactions in futures may protect the portfolio or an Underlying Fund against adverse movements in the general level of interest rates or other economic conditions, such transactions could also preclude the portfolio or an Underlying Fund from the opportunity to benefit from favorable movements in the level of interest rates or other economic conditions. With respect to transactions for hedging, there can be no guarantee that there will be correlation between price movements in the hedging vehicle and in a portfolio’s or Underlying Fund’s securities being hedged. An incorrect correlation could result in a loss on both the hedged securities and the hedging vehicle so that a portfolio’s or Underlying Fund’s return might have been better if hedging had not been attempted. The degree to which price movements do not correlate depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when, and how to hedge involves the exercise of skill and judgment and even a well conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

There can be no assurance that a liquid market will exist at a time when a portfolio or an Underlying Fund seeks to close out a futures contract or a futures option position.  Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the

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daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Lack of a liquid market for any reason may prevent a portfolio or an Underlying Fund from liquidating an unfavorable position and the portfolio or an Underlying Fund would remain obligated to meet margin requirements and continue to incur losses until the position is closed.

A Portfolio and an Underlying Fund will only enter into futures contracts or futures options that are standardized and traded on a U.S. exchange or board of trade or, in the case of futures options, for which an established over-the-counter market exists.  Foreign markets may offer advantages such as trading in indexes that are not currently traded in the United States. However, foreign markets may have greater risk potential than domestic markets. Unlike trading on domestic commodity exchanges, trading on foreign commodity markets is not regulated by the CFTC and may be subject to greater risk than trading on domestic exchanges. For example, some foreign exchanges are principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. Trading in foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC’s regulations, and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. Amounts received for foreign futures or foreign options transactions may not be provided the same protections as funds received in respect of transactions on U.S. futures exchanges.  A portfolio or an Underlying Fund could incur losses or lose any profits that had been realized in trading by adverse changes in the exchange rate of the currency in which the transaction is denominated. Transactions on foreign exchanges may include both commodities that are traded on domestic exchanges and boards of trade, and those that are not.

The Company reserves the right to engage in other types of futures transactions in the future and to use futures and related options for other than hedging purposes to the extent permitted by regulatory authorities.

Hybrid Instruments

Hybrid instruments (a type of potentially high-risk derivative) combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument (hereinafter “Hybrid Instruments”).  Generally, a Hybrid Instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively “Underlying Assets”) or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively “Benchmarks”).  Thus, Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

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Hybrid Instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return.  For example, a portfolio or an Underlying Fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions.  One solution would be to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries.  The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level.  Furthermore, a portfolio or an Underlying Fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly.  The purpose of this arrangement, known as a structured security with an embedded put option, would be to give a portfolio or an Underlying Fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs.  Of course, there is no guarantee that the strategy would be successful and an Underlying Fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the Hybrid Instrument.

Risks of Investing in Hybrid Instruments

The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures and currencies.  Thus, an investment in a Hybrid Instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published Benchmark.  The risks of a particular Hybrid Instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked.  Such risks generally depend upon factors which are unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements.  In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future.  Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments.

Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments.  Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument.  Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates.  Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain).  The latter scenario may result if “leverage” is used to structure the Hybrid Instrument.  Leverage risk occurs when the Hybrid Instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid Instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities.  In addition, because the purchase and sale of Hybrid Instruments could take place in an over-

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the-counter market without the guarantee of a central clearing organization or in a transaction between a portfolio or an Underling Fund and the issuer of the Hybrid Instrument, the creditworthiness of the counterparty or issuer of the Hybrid Instrument would be an additional risk factor which an Underlying Fund would have to consider and monitor.  Hybrid Instruments also may not be subject to regulation of the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the NAV of a portfolio or an Underlying Fund.  Accordingly, a portfolio or an Underlying Fund will limit its investments in Hybrid Instruments to 10% of its total assets.  However, because of their volatility, it is possible that a portfolio’s or an Underlying Fund’s investment in Hybrid Instruments will account for more than 10% of its return (positive or negative).

Options

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad.  At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates.  Recent issuers of indexed securities have included banks, corporations and certain U.S. government agencies.

Exchange-Traded/OTC Options:

A portfolio or Underlying Fund may purchase and sell options that are traded on U.S. and foreign exchanges and options traded OTC with broker-dealers who make markets in these options. The ability to terminate OTC options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations.  Transactions by a portfolio or Underlying Fund in options will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facility or are held in one or more accounts or through one or more brokers. Thus, the number of options which a portfolio or Underlying Fund may write or purchase may be affected by options written or purchased by other investment advisory clients. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions. While a portfolio or an Underlying Fund seeks to enter into OTC options only with dealers who can enter into closing transactions with the portfolio or Underlying Fund, no assurance exists that the portfolio or Underlying Fund will at any time be able to liquidate an OTC option at a favorable price at any time prior to expiration. If a portfolio or an Underlying Fund, as a covered OTC/call option writer, cannot effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the portfolio or Underlying Fund may be unable to liquidate an OTC option. With respect to options written by a portfolio or an Underlying Fund, the inability to enter into a closing transaction may result in material losses to the portfolio or Underlying Fund. For example, because a portfolio or an Underlying Fund must maintain a secured position with respect to any call option on a security it writes, the portfolio or Underlying Fund may not sell the assets that it has segregated to secure the position while it is obligated under the option. This requirement may impair a portfolio’s or an Underlying Fund’s ability to sell portfolio securities at a time when such sale might be

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advantageous. For thinly traded derivative instruments, the only source of price quotations may be the selling dealer or counterparty.

Foreign Currency Options

Options on foreign currencies may be purchased or sold for hedging purposes in a manner similar to that in which forward contracts will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant.  In order to protect against such diminution in the value of portfolio securities, a portfolio or an Underlying Fund may purchase put options on the foreign currency.  If the value of the currency does decline, a portfolio or an Underlying Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a portfolio or an Underlying Fund may purchase call options thereon.  The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates.  As in the case of other types of options, however, the benefit to a portfolio or an Underlying Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a portfolio or an Underlying Fund could sustain losses on transactions in foreign currency options which would require it to forgo a portion or all of the benefits of advantageous changes in such rates.

A portfolio or an Underlying Fund may sell options on foreign currencies for the same types of hedging purposes. For example, where a portfolio or an Underlying Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, sell a call option on the relevant currency.  If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

As in the case of other types of options, however, the selling of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and a portfolio or an Underlying Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses.  The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a portfolio’s or an Underlying Fund’s position, it may forfeit the entire amount of the premium plus related transaction costs.  As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve risks which may not be present in the case of exchange-traded instruments.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a portfolio or an Underlying Fund could sell a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the portfolio or the Underlying Fund to hedge such increased cost up to the amount of the premium.  Foreign currency options sold by a portfolio or an Underlying Fund will generally be covered in a manner similar to the covering of other types of options. As in the case of other types of options, however, the selling of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and a portfolio or an Underlying Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the selling of options on foreign currencies, a portfolio or an Underlying Fund also may be required to forgo all or a portion of the benefits, which

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might otherwise have been obtained from favorable movements in exchange rates.  A portfolio or an Underlying Fund may also use foreign currency options to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

Over-the-Counter Options

OTC Options and the assets used as cover for written OTC Options are illiquid securities.  A portfolio or an Underlying Fund will write OTC Options only with primary U.S. government securities dealers recognized by the Board of Governors of the Federal Reserve System or member banks of the Federal Reserve System (“dealers”).  In connection with these special arrangements, a portfolio or an Underlying Fund intends to establish standards for the creditworthiness of the dealers with which it may enter into OTC Option contracts and those standards, as modified from time to time, will be implemented and monitored by the adviser or sub-adviser. Under these special arrangements, a portfolio or an Underlying Fund will enter into contracts with dealers that provide that the portfolio or the Underlying Fund has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but that in no event will exceed a price determined pursuant to a formula contained in the contract.  Although the specific details of the formula may vary between contracts with different dealers, the formula will generally be based on a multiple of the premium received by a portfolio or an Underlying Fund for writing the option, plus the amount, if any, by which the option is “in-the-money.” The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written “out-of-the-money.” “Strike price” refers to the price at which an option will be exercised. “Cover assets” refers to the amount of cash or liquid assets that must be segregated to collateralize the value of the futures contracts written by a portfolio.  Under such circumstances, a portfolio or an Underlying Fund will treat as illiquid that amount of the cover assets equal to the amount by which the formula price for the repurchase of the option is greater than the amount by which the market value of the security subject to the option exceeds the exercise price of the option (the amount by which the option is “in-the-money”).  Although each agreement will provide that a portfolio’s or an Underlying Fund’s repurchase price shall be determined in good faith (and that it shall not exceed the maximum determined pursuant to the formula), the formula price will not necessarily reflect the market value of the option written.  Therefore, a portfolio or an Underlying Fund might pay more to repurchase the OTC Option contract than the portfolio would pay to close out a similar exchange traded option.

The staff of the SEC has taken the position that purchased OTC Options and assets used to cover written OTC Options are illiquid and, therefore, together with other illiquid securities, cannot exceed a certain percentage of a portfolio’s assets (the “SEC illiquidity ceiling”).  OTC Options entail risks in addition to the risks of exchange-traded options. Exchange-traded options are in effect guaranteed by the Options Clearing Corporation, while a portfolio or an Underlying Fund relies on the party from whom it purchases an OTC Option to perform if the portfolio or the Underlying Fund exercises the option. With OTC Options, if the transacting dealer fails to make or take delivery of the securities or amount of foreign currency underlying an option it has written, in accordance with the terms of that option, a portfolio or an Underlying Fund will lose the premium paid for the option as well as any anticipated benefit of the transaction. Furthermore, OTC Options are less liquid than exchange-traded options.

Securities Indices Options

A portfolio or an Underlying Fund generally may sell options on stock indices for the purpose of increasing gross income and to protect the portfolio or the Underlying Fund against declines in the value of securities they own or increases in the value of securities to be acquired, although the portfolio or the Underlying Fund may also purchase put or call options on stock indices in order, respectively, to hedge its investments against a decline in value or to attempt to reduce the risk of missing a market or industry

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segment advance.  A portfolio’s or an Underlying Fund’s possible loss in either case will be limited to the premium paid for the option, plus related transaction costs.

In contrast to an option on a security, an option on a stock index provides the holder with the right but not the obligation to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security.  The amount of this settlement is equal to: (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by; (ii) a fixed “index multiplier.”

A portfolio or an Underlying Fund may sell call options on stock indices if it owns securities whose price changes, in the opinion of the portfolio’s or the Underlying Fund’s sub-adviser, are expected to be similar to those of the underlying index, or if it has an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian or earmarked on its records) upon conversion or exchange of other securities in its portfolio.  When a portfolio or an Underlying Fund covers a call option on a stock index it has sold by holding securities, such securities may not match the composition of the index and, in that event, the portfolio or the Underlying Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index.  A portfolio or an Underlying Fund may also sell call options on stock indices if it holds a call on the same index and in the same principal amount as the call sold when the exercise price of the call held: (a) is equal to or less than the exercise price of the call sold; or (b) is greater than the exercise price of the call sold if the difference is maintained by the Underlying Fund in liquid securities in a segregated account with its custodian (or earmarked on its records).  A portfolio or an Underlying Fund may sell put options on stock indices if it maintains liquid securities with a value equal to the exercise price in a segregated account with its custodian (or earmarked on its records), or by holding a put on the same stock index and in the same principal amount as the put sold when the exercise price of the put is equal to or greater than the exercise price of the put sold if the difference is maintained by the portfolio or the Underlying Fund in liquid securities in a segregated account with its custodian (or earmarked on its records).  Put and call options on stock indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

A portfolio or an Underlying Fund will receive a premium from selling a put or call option, which increases the portfolio’s or the Underlying Fund’s gross income in the event the option expires unexercised or is closed out at a profit.  If the value of an index on which a portfolio or an Underlying Fund has sold a call option falls or remains the same, the portfolio or the Underlying Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns.  If the value of the index rises, however, a portfolio or an Underlying Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the portfolio’s or the Underlying Fund’s stock investments.  By selling a put option, a portfolio or an Underlying Fund assumes the risk of a decline in the index.  To the extent that the price changes of securities owned by a portfolio or an Underlying Fund correlate with changes in the value of the index, selling covered put options on indices will increase the portfolio’s or the Underlying Fund’s losses in the event of a market decline, although such losses will be offset in part by the premium received for selling the option.

A portfolio or an Underlying Fund may also purchase put options on stock indices to hedge its investments against a decline in value.  By purchasing a put option on a stock index, a portfolio or an Underlying Fund will seek to offset a decline in the value of securities it owns through appreciation of the put option.  If the value of a portfolio or an Underlying Fund’s investments does not decline as anticipated, or if the value of the option does not increase, the portfolio’s or the Underlying Fund’s loss will be limited to the premium paid for the option plus related transaction costs.  The success of this

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strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of a portfolio’s or an Underlying Fund’s security holdings.

The purchase of call options on stock indices may be used by a portfolio or an Underlying Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment at a time when the portfolio or the Underlying Fund holds un-invested cash or short-term debt securities awaiting investment.  When purchasing call options for this purpose, a portfolio or an Underlying Fund will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise.  The purchase of call options on stock indices when a portfolio or an Underlying Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the portfolio or the Underlying Fund owns.

The index underlying a stock index option may be a “broad-based” index, such as the S&P 500® Index or the New York Stock Exchange Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general.  In contrast, certain options may be based on narrower market indices, such as the S&P 100 Index, or on indices of securities of particular industry groups, such as those of oil and gas or technology companies.  A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks so included.  The composition of the index is changed periodically.

Risks Associated with Options

There are several risks associated with transactions in options on securities and on indices.  For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives.  A decision as to whether, when, and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline.  The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.  If a put or call option purchased by a portfolio and/or an Underlying Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put) or remains less than or equal to the exercise price (in the case of a call), the portfolio and/or the Underlying Fund will lose its entire investment in the option.  Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

There can be no assurance that a liquid market will exist when a portfolio and/or an Underlying Fund seeks to close out an option position.  If a portfolio and/or an Underlying Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless.  If a portfolio and/or an Underlying Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.  As the writer of a covered call option, a portfolio and/or an Underlying Fund forgoes, during the option’s life, the opportunity to profit from increases in

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the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased by a portfolio and/or an Underlying Fund, the portfolio and/or the Underlying Fund would not be able to close out the option.  If restrictions on exercise were imposed, a portfolio and/or an Underlying Fund might be unable to exercise an option it has purchased.  Except to the extent that a call option on an index written by a portfolio and/or an Underlying Fund is covered by an option on the same index purchased by the portfolio and/or the Underlying Fund, movements in the index may result in a loss to the portfolio and/or the Underlying Fund.  However, such losses may be mitigated by changes in the value of a portfolio’s and/or an Underlying Fund’s securities during the period the option was outstanding.

Options on securities, futures contracts, and options on currencies may be traded on foreign exchanges.  Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities.  The value of such positions also could be adversely affected by: (i) other complex foreign political, legal, and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in an Underlying Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures, and margin requirements than in the United States; and (v) lesser trading volume.

A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.  The extent to which a portfolio and/or an Underlying Fund may enter into options transactions may be limited by the Code requirements for qualification of the portfolio and/or Underlying Fund as a RIC.  (See “Tax Considerations.”)

In addition, foreign option exchanges do not afford participants many of the protections available in U.S. option exchanges.  For example, there may be no daily price fluctuation limits in such exchanges or markets and adverse market movements could therefore continue to an unlimited extent over a period of time.  Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.  Moreover, a portfolio and/or an Underlying Fund as an option writer could lose amounts substantially in excess of its initial investment due to the margin and collateral requirements typically associated with such option writing.  (See “Over-the-Counter Options.”)

Straddles

A straddle, which may be used for hedging purposes, are a combination of put and call options on the same underlying security used for hedging purposes to adjust the risk and return characteristics of an Underlying Fund’s overall position.  A possible combined position would involve writing a covered call option at one strike price and buying a call option at a lower price in order to reduce the risk of the written covered call option in the event of a substantial price increase.  Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Swap Agreements and Options on Swap Agreements

Swap transactions, include, but are not limited to, swap agreements on interest rates, security or commodity indices, specific securities and commodities, and credit and event-linked swaps.

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To the extent an Underlying Fund may invest in foreign currency-denominated securities, it may also invest in currency exchange rate swap agreements.  An Underlying Funds may also enter into options on swap agreements (“swap options”).

An Underlying Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Underlying Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

An Underlying Fund will enter into swap transactions with appropriate counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between an Underlying Fund and that counterparty under that master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable in the same currency in respect to one or more swap transactions, the net amount payable on that date in that currency shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party. Under such agreements, if there is a default resulting in a loss to one party, the measure of that party’s damages is calculated by reference to the average cost of a replacement swap with respect to each swap (i.e., the mark-to-market value at the time of the termination of each swap. The gains and losses on all swaps are then netted and the result is the counterparty’s gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination are generally to as “aggregation.”

In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return or some other amount) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor.  The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities or commodities representing a particular index).  Bilateral swap agreements are two-party contracts entered into primarily by institutional investors.  Cleared swaps are transacted through futures commission merchants that are members of central clearinghouses with the clearinghouse serving as central counterparty similar to transactions in futures contracts.  An Underlying Fund posts initial and variation margin to supportits obligations under cleared swaps by making payments to their clearing member futures commission merchants.

Certain standardized swaps are subject to mandatory central clearing.  Central clearing is expected to reduce counterparty credit risk and increase liquidity, but central clearing does not make swap transactions risk free.  Centralized clearing will be required for additional categories of swaps on a phased-in basis based on the CFTC approval of contracts for central clearing.

Forms of swap agreements include interest rate caps under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.  Consistent with an Underlying Fund’s investment objective and general investment policies, the Underlying Fund may invest in commodity swap agreements.  For example, an investment in a commodity swap agreement may involve the exchange of floating rate interest payments for the total return on a commodity index.  In a total return commodity swap, an Underlying Fund will receive the price appreciation of a commodity index, a portion

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of the index, or a single commodity in exchange for paying an agreed upon fee.  If the commodity swap is for one period, an Underlying Fund may pay a fixed fee established at the outset of the swap.  However, if the term of the commodity swap is more than one period, with interim swap payments, an Underlying Fund may pay an adjustable or floating fee.  With a floating rate, the fee may be pegged to a base rate, such as the LIBOR, and is adjusted each period.  Therefore, if interest rates increase over the term of the swap contract, an Underlying Fund may be required to pay a higher fee at each swap reset date.

The interest rate swaps, currency swaps, and other types of swap agreements (including swaps on securities and indices) in which an Underlying Fund may invest are described in the Prospectuses.  An Underlying Fund will enter into swap transactions with appropriate counterparties pursuant to master netting agreements.  A master netting agreement provides that all swaps done between an Underlying Fund and that counterparty under that master agreement shall be regarded as parts of an integral agreement.  If on any date amounts are payable in the same currency in respect to one or more swap transactions, the net amount payable on that date in that currency shall be paid.  In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party.  Under such agreements, if there is a default resulting in a loss to one party, the measure of that party’s damages is calculated by reference to the average cost of a replacement swap with respect to each swap (i.e., the mark-to-market value at the time of the termination of each swap).  The gains and losses on all swaps are then netted and the result is the counterparty’s gain or loss on termination.  The termination of all swaps and the netting of gains and losses on termination are generally referred to as “aggregation.”

An Underlying Fund may enter into credit swap agreements.  The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred.  If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation.  An Underlying Fund may be either the buyer or seller in a credit default swap transaction.  If an Underlying Fund is a buyer and no event of default occurs, the Underlying Fund will lose its investment and recover nothing.  However, if an event of default occurs, an Underlying Fund (if the buyer) will receive the full notional value of the reference obligation that may have little or no value.  As a seller, an Underlying Fund receives a fixed rate of income throughout the term of the contract, which typically is between six (6) months and three (3) years, provided that there is no default event.  If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation.  Credit default swap transactions involve greater risks than if an Underlying Fund had invested in the reference obligation directly.

A swap option is a contract that gives a counterparty the right (but not the obligation), in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement at some designated future time on specified terms. An Underlying Fund that may engage in swaps may write (sell) and purchase put and call swap options.

Most swap agreements entered into by an Underlying Fund would calculate the obligations of the parties to the agreement on a net basis.  Consequently, an Underlying Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).  An Underlying Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Underlying Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by the Underlying Fund’s adviser or sub-adviser in accordance with procedures established by the board, to avoid any potential leveraging of the Underlying Fund’s portfolio.  Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of an Underlying Fund’s investment

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restrictions concerning senior securities.

Whether an Underlying Fund’s use of swap agreements or swap options will be successful in furthering its investment objective of total return will depend on the Underlying Fund’s adviser or sub-adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments.  Because they are two party contracts and because they may have terms of greater than seven (7) days, swap agreements may be considered to be illiquid.  Moreover, an Underlying Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.  An Underlying Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Underlying Fund’s repurchase agreement guidelines).  Certain restrictions imposed on an Underlying Fund by the Code may limit the Underlying Fund’s ability to use swap agreements.  The swaps market is a relatively new market and is largely unregulated.  It is possible that developments in the swaps market, including potential government regulation, could adversely affect an Underlying Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Depending on the terms of the particular option agreement, an Underlying Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option.  When an Underlying Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised.  However, when an Underlying Fund writes a swap option, upon exercise of the option the Underlying Fund will become obligated to make payments according to the terms of the underlying agreement.

A portfolio or an Underlying Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the portfolio or an Underlying Fund receiving or paying, as the case may be, only the net amount of the two payments.  Inasmuch as these swaps, caps, floors, and collars are entered into for good faith hedging purposes, the sub-adviser and a portfolio or an Underlying Fund believe such obligations do not constitute senior securities under the 1940 Act, and, accordingly, will not treat them as being subject to its borrowing restrictions.  A portfolio or an Underlying Fund will not enter into any swap, cap, floor, or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody’s or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the Sub-Adviser.  If there is a default by the counterparty, a portfolio or an Underlying Fund may have contractual remedies pursuant to the agreements related to the transaction.  The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation.  As a result, the swap market has become relatively liquid.  Caps, floors, and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio transactions.  Whether a portfolio’s or an Underlying Fund’s use of swap agreements will be successful in furthering its investment objective will depend on a sub-adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments.  Moreover, a portfolio or an Underlying Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.  Swaps are generally considered illiquid and may be aggregated with other illiquid positions for purposes of the limitation on illiquid investments.

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The swaps market is largely unregulated.  It is possible that developments in the swaps market, including potential government regulation, could adversely affect a portfolio’s or an Underlying Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

For purposes of applying a portfolio’s or an Underlying Fund’s investment policies and restrictions (as stated in the Prospectuses and this SAI) swap agreements are generally valued by the portfolio or an Underlying Fund at market value.  However, the case of a credit default swap sold by a portfolio or an Underlying Fund (i.e., where the portfolio or an Underlying Fund is selling credit default protection), the portfolio or Underlying Fund will generally value the swap at its notional amount.  The manner in which certain securities or other instruments are valued by a portfolio or an Underlying Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

A portfolio or an Underlying Fund will not enter into any of these derivative transactions unless the unsecured senior debt or the claims paying ability of the other party to the transaction is rated at least “high quality” at the time of purchase by at least one of the established rating agencies.  The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and agents utilizing standard swap documentation, and the adviser or sub-adviser has determined that the swap market has become relatively liquid.  Swap transactions do not involve the delivery of securities or other underlying assets or principal, and the risk of loss with respect to such transactions is limited to the net amount of payments that an Underlying Fund is contractually obligated to make or receive.  Caps and floors are more recent innovations for which standardized documentation has not yet been developed; accordingly, they are less liquid than swaps.  Caps and floors purchased by a Fund are considered to be illiquid assets.

Credit Default Swaps

A portfolio or An Underlying Fund may enter into credit default swaps, both directly (“unfunded credit default swaps”) and indirectly in the form of a swap embedded within a structured note (“funded credit default swaps”), to protect  against the risk that a security will default. Unfunded and funded credit default swaps may be on a single security, or on a basket of securities.

A portfolio or an Underlying Fund may enter into credit default swap contracts for investment purposes.  As the seller in a credit default swap contract, a portfolio or an Underlying Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation.  In return, an Underlying Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred.  If no default occurs, a portfolio or an Underlying Fund would keep the stream of payments and would have no payment obligations.  As the seller, a portfolio or an Underlying Fund would be subject to investment exposure on the notional amount of the swap.

A portfolio or an Underlying Fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held it its portfolio, in which case the portfolio or an Underlying Fund would function as the counterparty referenced in the preceding paragraph.  This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability).  It would also involve credit risk — that the seller may fail to satisfy its payment obligations to a portfolio and/or an Underlying Fund in the event of a default.

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A portfolio or an Underlying Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a portfolio or an Underlying anticipates purchasing at a later date.  A portfolio or an Underlying Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream it may be obligated to pay.

Cross-Currency Swaps

A cross-currency swap is a contract between two counterparties to exchange interest and principal payments in different currencies.  A cross-currency swap normally has an exchange of principal at maturity (the final exchange); an exchange of principal at the start of the swap (the initial exchange) is optional.  An initial exchange of notional principal amounts at the spot exchange rate serves the same function as a spot transaction in the foreign exchange market (for an immediate exchange of foreign exchange risk).  An exchange at maturity of notional principal amounts at the spot exchange rate serves the same function as a forward transaction in the foreign exchange market (for a future transfer of foreign exchange risk).  The currency swap market convention is to use the spot rate rather than the forward rate for the exchange at maturity.  The economic difference is realized through the coupon exchanges over the life of the swap.  In contrast to single currency interest rate swaps, cross-currency swaps involve both interest rate risk and foreign exchange risk.

Interest and Currency Swaps

Interest rate and currency swap transactions and purchase or sell interest rate and currency caps and floors may be used, as well as entering into currency swap cap transactions.  An interest rate or currency swap involves an agreement between a portfolio or an Underlying Fund and another party to exchange payments calculated as if they were interest on a specified (“notional”) principal amount (i.e., an exchange of floating rate payments by one party for fixed rate payments by the other).  An interest rate cap or floor entitles the purchaser, in exchange for a premium, to receive payments of interest on a notional principal amount from the seller of the cap or floor, to the extent that a specified reference rate exceeds or falls below a predetermined level.  A portfolio or an Underlying Fund usually enters into such transactions on a “net” basis, with the portfolio or an Underlying Fund receiving or paying, as the case may be, only the net amount of the two payment streams.  The net amount of the excess, if any, of a portfolio’s or an Underlying Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis, and an amount of cash or high-quality liquid securities having an aggregate NAV at least equal to the accrued excess is maintained in a segregated account by the portfolio’s or an Underlying Fund’s custodian.  If a portfolio or an Underlying Fund enters into a swap on other than a net basis, or sells caps or floors, the portfolio or Underlying Fund maintains a segregated account in the full amount accrued on a daily basis of the portfolio’s or an Underlying Fund’s obligations with respect to the transaction.  Such segregated accounts are maintained in accordance with applicable regulations of the SEC.

A portfolio or an Underlying Fund will not enter into any of these derivative transactions unless the unsecured senior debt or the claims paying ability of the other party to the transaction is rated at least “high quality” at the time of purchase by at least one of the established rating agencies.  The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and agents utilizing standard swap documentation.  A portfolio’s or an Underlying Funds’ adviser or sub-adviser has determined that the swap market has become relatively liquid.  Swap transactions do not involve the delivery of securities or other underlying assets or principal, and the risk of loss with respect to such transactions is limited to the net amount of payments that a portfolio or an Underlying Fund is contractually obligated to make or receive.  Caps and floors are more

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recent innovations for which standardized documentation has not yet been developed; accordingly, they are less liquid than swaps. Caps and floors purchased by a portfolio or an Underlying Fund are considered to be illiquid assets.

Interest Rate Caps and Interest Rate Floors

An interest rate cap is a right to receive periodic cash payments over the life of the cap equal to the difference between any higher actual level of interest rates in the future and a specified strike (or “cap”) level.  The cap buyer purchases protection for a floating rate move above the strike.  An interest rate floor is the right to receive periodic cash payments over the life of the floor equal to the difference between any lower actual level of interest rates in the future and a specified strike (or “floor”) level.  The floor buyer purchases protection for a floating rate move below the strike.  The strikes are typically based on the three-month LIBOR (although other indices are available) and are measured quarterly.  Rights arising pursuant to both caps and floors are exercised automatically if the strike is in the money.  Caps and floors eliminate the risk that the buyer fails to exercise an in-the-money option.

Risks Associated with Swaps, Caps, and Floors. The risks associated with interest rate and currency swaps and interest rate caps and floors are similar to those described above with respect to OTC Options.  In connection with such transactions, a portfolio or an Underlying Fund relies on the other party to the transaction to perform its obligations pursuant to the underlying agreement.  If there were a default by the other party to the transaction, a portfolio or an Underlying Fund would have contractual remedies pursuant to the agreement, but could incur delays in obtaining the expected benefit of the transaction or loss of such benefit.  In the event of insolvency of the other party, an Underlying Fund might be unable to obtain its expected benefit.  In addition, while a portfolios and an Underlying Fund will seek to enter into such transactions only with parties which are capable of entering into closing transactions with the portfolio or an Underlying Fund, there can be no assurance that the portfolio or an Underlying Fund will be able to close out such a transaction with the other party, or obtain an offsetting position with any other party, at any time prior to the end of the term of the underlying agreement.  This may impair a portfolio’s or an Underlying Fund’s ability to enter into other transactions at a time when doing so might be advantageous.

Interest Rate Swaps

As indicated above, an interest rate swap is a contract between two entities (“counterparties”) to exchange interest payments (of the same currency) between the parties.  In the most common interest rate swap structure, one counterparty agrees to make floating rate payments to the other counterparty, which in turn makes fixed rate payments to the first counterparty.  Interest payments are determined by applying the respective interest rates to an agreed upon amount, referred to as the “notional principal amount.”  In most such transactions, the floating rate payments are tied to the LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks.  As there is no exchange of principal amounts, an interest rate swap is not an investment or a borrowing.

Securities Swaps

This is a technique primarily used to indirectly participate in the securities market of a country from which a portfolio or an Underlying Fund would otherwise be precluded for lack of an established securities custody and safekeeping system.  A portfolio or an Underlying Fund deposits an amount of cash with its custodian (or the broker, if legally permitted) in an amount equal to the selling price of the underlying security.  Thereafter, a portfolio or an Underlying Fund pays or receives cash from the broker equal to the change in the value of the underlying security.

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Swap Options

A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise change an existing swap agreement at some designated future time on specified terms.  A portfolio or an Underlying Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the portfolio or an Underlying Fund anticipates purchasing at a later date. A portfolio or an Underlying Fund intends to use these transactions as hedges and not as speculative investments.

Whether a portfolio’s or an Underlying Fund’s use of swap options will be successful in furthering its investment objective will depend on its sub-adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Depending on the terms of the particular option agreement, a portfolio or an Underlying Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a portfolio or an Underlying Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a portfolio or an Underlying Fund writes a swap option, upon exercise of the option the portfolio or Underlying Fund will become obligated according to the terms of the underlying agreement.

Total Return Swaps

A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets.  Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market.  Total return swap agreements may effectively add leverage to a portfolio or an Underlying Fund’s portfolio because, in addition to its total net assets, the portfolio or Underlying Fund would be subject to investment exposure on the notional amount of the swap.  Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to a portfolio or Underlying Fund thereunder, and conversely, that the portfolio or Underlying Fund will not be able to meet its obligation to the counterparty.

Risks of Investing in Swap Agreements or Swap Options

Whether a portfolio’s or an Underlying Fund’s use of swap agreements or swap options will be successful in furthering its investment objective of total return will depend on the sub-adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments.  Because they are two party contracts and because they may have terms of greater than seven days, OTC swap agreements may be considered to be illiquid.  Moreover, a portfolio or an Underlying Fund bears the risk of loss of the amount expected to be received under an OTC swap agreement in the event of the default or bankruptcy of swap agreement counterparty.  A portfolio or an Underlying Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund’s repurchase agreement guidelines).  Certain restrictions imposed on a portfolio or an Underlying Fund by the Code , CFTC’s regulations and the Underlying Fund’s regulatory status may limit the portfolio’s or the Underlying Fund’s ability to use swap agreements.  It is possible that developments in the swaps market, including potential additional government regulation, could adversely affect a portfolio’s or an Underlying Fund’s ability to terminate existing swap agreements or to realize amounts to be received

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under such agreements.

Depending on the terms of the particular option agreement, a portfolio or an Underlying Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option.  When a portfolio or an Underlying Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised.  However, when a portfolio or an Underlying Fund writes a swap option, upon exercise of the option the portfolio or the Underlying Fund will become obligated according to the terms of the underlying agreement.

A portfolio or an Underlying Fund will not enter into any of these derivative transactions unless the unsecured senior debt or the claims paying ability of the other party to the transaction is rated at least “high quality” at the time of purchase by at least one of the established rating agencies.  The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and agents utilizing standard swap documentation, and the adviser or sub-adviser has determined that the swap market has become relatively liquid.  Swap transactions do not involve the delivery of securities or other underlying assets or principal, and the risk of loss with respect to such transactions is limited to the net amount of payments that a portfolio or an Underlying Fund is contractually obligated to make or receive. Caps and floors are more recent innovations for which standardized documentation has not yet been developed; accordingly, they are less liquid than swaps.  Caps and floors purchased by a portfolio or an Underlying Fund are considered to be illiquid assets.

Depending on a portfolio’s size and other factors, the margin required under the rules of the clearinghouse and by the clearing member for a cleared swap may be in excess of the collateral required to be posted by the portfolio to support its obligations under a similar uncleared swap.  However, regulators are expected to adopt rules imposing certain margin requirements, including minimums, on uncleared swaps in the near future, which could reduce this distinction.  Regulators are also in the process of developing rules that would require trading and execution of most liquid swaps on trading facilities.  Moving trading to an exchange-type system may increase market transparency and liquidity but may require an Underlying Fund to incur increased expenses to access the same types of swaps.  Rules adopted in 2012 also require centralized reporting of detailed information about many types of cleared and uncleared swaps.  Reporting of swap data may result in greater market transparency, but may subject the portfolio to additional administrative burdens and the safeguards established to protect trader anonymity may not function as expected.

Regulators may impose limits on an entity’s or group of entities’ holdings in certain swaps.

Synthetic Convertible Securities

Synthetic convertible securities are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities.  For example, an Underlying Fund may purchase a non-convertible debt security and a warrant or option, which enables the Underlying Fund to have a convertible-like position with respect to a company, group of companies or stock index.  Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions.  Upon conversion, an Underlying Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security.  Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value.  Therefore, the market value of a synthetic convertible is the sum of the values of its fixed income component and its convertible component.  For this reason, the value of a synthetic convertible and a true convertible security may respond differently to market fluctuations.  A portfolio will only invest in synthetic convertibles with respect to companies whose

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corporate debt securities are rated “A” or higher by a NRSRO such as Moody’s or S&P and are subject to the portfolio’s overall limitations on investments in illiquid securities.

Trust-Preferred Securities

Trust-preferred securities, also known as trust-issued securities, are those that have the characteristics of both debt and equity instruments.  Generally, trust-preferred securities are cumulative preferred stock issued by a trust that is wholly-owned by a financial institution, usually a bank holding company.  The financial institution creates the trust and will subsequently own the trust’s common securities, which represents 3.00% of the trust’s assets.

The remaining 97% consists of subordinated debts, which are then sold to investors.  The trust uses the sale proceeds to purchase a subordinated debt issued by the financial institution.  The financial institution uses the proceeds from the subordinated debt sale to increase its capital while the trust receives periodic interest payments from the financial institution for holding the subordinated debt.  The trust will use the funds received to make dividend payments to the holders of the trust-preferred securities.  The primary advantage for this particular structure is that the trust-preferred securities are treated by the financial institution as debt securities for tax purposes and as equity for the purpose of calculation capital requirements.

In certain instances, this structure involves more than one financial institution and, accordingly more than one trust.  In this pooled offering, a separate trust is created that issues securities to investors and uses the proceeds to purchase the trust-preferred securities issued by the special-purpose trust subsidiaries of the participating financial institutions.  Therefore, the trust-preferred securities held by investors are backed by the trust-preferred securities issued by the trust subsidiaries.

In identifying the risks of the trust-preferred securities, the adviser or sub-adviser evaluates the financial condition of the financial institution as the trust typically has no business operations other than to issue the trust-preferred securities.  If the financial institution is unsound and defaults on interest payments to the trust, the trust will not be able to make dividend payments to an Underlying Fund.

Warrants

Warrants are, in effect, longer-term call options.  They give the holder the right to purchase a given number of shares of a particular company at specified prices within a certain period of time.  The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit.  Of course, since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant.  Warrants generally trade in the open market and may be sold rather than exercised.  Warrants are sometimes sold in unit form with other qualification as a regulated investment company.  The result of a hedging program cannot be foreseen and may cause an Underlying Fund to suffer losses that it would not otherwise sustain.

Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security.  Prices of warrants do not necessarily move in tandem with the prices of the underlying securities and are speculative investments.  They pay no dividends and confer no rights other than a purchase option.  If a warrant is not exercised by the date of its expiration, an Underlying Fund will lose its entire investment in such warrant.

Warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them.    They do not represent ownership of the securities,

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but only the right to buy them.  Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone.

Foreign Currency Warrants (“CEWsSM”)

CEWsSM are warrants that entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant.  Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time.  Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace.  Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese yen or the European euro.  The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed).

Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges.  Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised.  The expiration date of the warrants may be accelerated if the warrants should be de-listed from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants.  Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”).  Unlike foreign currency options issued by the OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets.  Generally, the IPO price of foreign currency warrants is considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies.  Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

Index Warrants

Put and call index warrants are instruments whose values vary depending on the change in the value of one or more specified securities indices (“Index Warrants”).  Index Warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer, based on the value of the underlying index at the time of exercise.  In general, if the value of the underlying index rises above the

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exercise price of the Index Warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise, based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise, based on the difference between the exercise price of the warrant and the value of the index.  The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index or, in the case of a put warrant, the exercise price is less than the value of the underlying index.  If an Underlying Fund were not to exercise an Index Warrant prior to its expiration, then the Underlying Fund would lose the amount of the purchase price paid by it for the warrant.  An Underlying Fund will normally use Index Warrants in a manner similar to their use of options on securities indices.  The risks of using Index Warrants are generally similar to those relating to its use of index options.  Unlike most index options, however, Index Warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution that issues the warrant.  Also, Index Warrants generally have longer terms than index options.  Index Warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency.  In addition, the terms of Index Warrants may limit an Underlying Fund’s ability to exercise the warrants at such time, or in such quantities, as the Underlying Fund would otherwise wish to do.

Risks Associated With Investing in Options, Futures, and Forward Transactions

Risk of Imperfect Correlation of Hedging Instruments with an Underlying Fund’s Securities — An Underlying Fund’s abilities effectively to hedge all or a portion of its portfolio through transactions in options, futures contracts, options on futures contracts, forward contracts and options on foreign currencies depend on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant portion of the Underlying Fund’s securities.  In the case of futures and options based on an index, an Underlying Fund will not duplicate the components of the index, and in the case of futures and options on debt instruments, the portfolio securities that are being hedged may not be the same type of obligation underlying such contract.  The use of forward contracts for cross-hedging purposes may involve greater correlation risks.  As a result, the correlation probably will not be exact.  Consequently, an Underlying Fund bears the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation.

For example, if an Underlying Fund purchases a put option on an index and the index decreases less than the value of the hedged securities, the Underlying Fund would experience a loss that is not completely offset by the put option.  It is also possible that there may be a negative correlation between the index or obligation underlying an option or futures contract in which an Underlying Fund has a position and the portfolio securities the Underlying Fund is attempting to hedge, which could result in a loss on both the portfolio and the hedging instrument.  In addition, an Underlying Fund may enter into transactions in forward contracts or options on foreign currencies in order to hedge against exposure arising from the currencies underlying such forwards. In such instances, an Underlying Fund will be subject to the additional risk of imperfect correlation between changes in the value of the currencies underlying such forwards or options and changes in the value of the currencies being hedged.

It should be noted that stock index futures contracts or options based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or futures based on a broad market index.  This is due to the fact that a narrower index is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities.  Nevertheless, where an Underlying Fund enters into transactions in options or futures on narrow-based indices for hedging purposes, movements in the value of the index should, if the hedge is successful, correlate closely with the portion of the Underlying Fund’s portfolio or the intended acquisitions being hedged.

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The trading of futures contracts, options and forward contracts for hedging purposes entails the additional risk of imperfect correlation between movements in the futures or option price and the price of the underlying index or obligation.  The anticipated spread between the prices may be distorted due to the differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the options, futures and forward markets.  In this regard, trading by speculators in options, futures and forward contracts has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of contracts.

The trading of options on futures contracts also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the futures contract or expiration date of the option approaches.

Further, with respect to options on securities, options on stock indices, options on currencies and options on futures contracts, an Underlying Fund is subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder.  This could increase the extent of any loss suffered by an Underlying Fund in connection with such transactions.

In selling a covered call option on a security, index or futures contract, an Underlying Fund also incurs the risk that changes in the value of the instruments used to cover the position will not correlate closely with changes in the value of the option or underlying index or instrument.  For example, where an Underlying Fund sells a call option on a stock index and segregates securities, such securities may not match the composition of the index, and the Underlying Fund may not be fully covered.  As a result, an Underlying Fund could be subject to risk of loss in the event of adverse market movements.

The selling of options on securities, options on stock indices or options on futures contracts constitutes only a partial hedge against fluctuations in value of an Underlying Fund’s holdings.  When an Underlying Fund sells an option, it will receive premium income in return for the holder’s purchase of the right to acquire or dispose of the underlying obligation.  In the event that the price of such obligation does not rise sufficiently above the exercise price of the option, in the case of a call, or fall below the exercise price, in the case of a put, the option will not be exercised and an Underlying Fund will retain the amount of the premium, less related transaction costs, which will constitute a partial hedge against any decline that may have occurred in the Underlying Fund’s portfolio holdings or any increase in the cost of the instruments to be acquired.

When the price of the underlying obligation moves sufficiently in favor of the holder to warrant exercise of the option, however, and the option is exercised, an Underlying Fund will incur a loss which may only be partially offset by the amount of the premium it received. Moreover, by selling an option, an Underlying Fund may be required to forgo the benefits which might otherwise have been obtained from an increase in the value of portfolio securities or other assets or a decline in the value of securities or assets to be acquired.

In the event of the occurrence of any of the foregoing adverse market events, an Underlying Fund’s overall return may be lower than if it had not engaged in the hedging transactions.

It should also be noted that an Underlying Fund may enter into transactions in options (except for options on foreign currencies), futures contracts, options on futures contracts and forward contracts not only for hedging purposes, but also for non-hedging purposes intended to increase portfolio returns.  Non-hedging transactions in such investments involve greater risks and may result in losses which may not be offset by

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increases in the value of portfolio securities or declines in the cost of securities to be acquired.  An Underlying Fund will only sell covered options, such that liquid securities with an aggregate value equal to an amount necessary to satisfy an option exercise will be segregated at all times, unless the option is covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations.  Nevertheless, the method of covering an option employed by an Underlying Fund may not fully protect it against risk of loss and, in any event, the Underlying Fund could suffer losses on the option position, which might not be offset by corresponding portfolio gains. An Underlying Fund also may enter into transactions in futures contracts, options on futures contracts and forward contracts for other than hedging purposes, which could expose the Underlying Fund to significant risk of loss if foreign currency exchange rates do not move in the direction or to the extent anticipated.  In this regard, the foreign currency may be extremely volatile from time to time, as discussed in the Prospectuses and in this SAI, and the use of such transactions for non-hedging purposes could therefore involve significant risk of loss.

With respect to entering into straddles on securities, an Underlying Fund incurs the risk that the price of the underlying security will not remain stable, that one of the options sold will be exercised and that the resulting loss will not be offset by the amount of the premiums received.  Such transactions, therefore, create an opportunity for increased return by providing an Underlying Fund with two simultaneous premiums on the same security, but involve additional risk, since the Underlying Fund may have an option exercised against it regardless of whether the price of the security increases or decreases.

Risk of a Potential Lack of a Liquid Secondary Market - Prior to exercise or expiration, a futures or option position can only be terminated by entering into a closing purchase or sale transaction.  This requires a secondary market for such instruments on the exchange on which the initial transaction was entered into.  While an Underlying Fund will enter into options or futures positions only if there appears to be a liquid secondary market therefore, there can be no assurance that such a market will exist for any particular contracts at any specific time. In that event, it may not be possible to close out a position held by an Underlying Fund, and the Underlying Fund could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements.  Under such circumstances, if an Underlying Fund has insufficient cash available to meet margin requirements, it will be necessary to liquidate portfolio securities or other assets at a time when it is disadvantageous to do so.  The inability to close out options and futures positions, therefore, could have an adverse impact on an Underlying Fund’s ability to effectively hedge its portfolio, and could result in trading losses.

The liquidity of a secondary market in the futures contract or option thereon may be adversely affected by “daily price fluctuation limits,” established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day.  Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures or option positions and requiring traders to make additional margin deposits.  Prices have in the past moved the daily limit on a number of consecutive trading days.

The trading of futures contracts and options is also subject to the risk of trading halts, suspensions, exchange or clearinghouse equipment failures, government intervention, insolvency of a brokerage firm or clearinghouse or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Margin - Because of low initial margin deposits made upon the opening of a futures or forward position and the selling of an option, such transactions involve substantial leverage.  As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses.  Where an Underlying Fund enters into such transactions for hedging purposes, any losses incurred in connection

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therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities or other assets held by the Underlying Fund or decreases in the prices of securities or other assets the Underlying Fund intends to acquire.  Where an Underlying Fund enters into such transactions for other than hedging purposes, the margin requirements associated with such transactions could expose the Underlying Fund to greater risk.

Trading and Position Limits - The exchanges on which futures and options are traded may impose limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers).  Further, the CFTC and the various boards of trade have established limits referred to as “speculative position limits” on the maximum net long or net short position which any person may hold or control in a particular futures or option contract.  An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions.  An Underlying Fund’s sub-advisers do not believe that these trading and position limits will have any adverse impact on the strategies for hedging the portfolio of the Underlying Fund.

Risks of Options on Futures Contracts - The amount of risk an Underlying Fund assumes when it purchases an option on a futures contract is the premium paid for the option, plus related transaction costs.  In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying futures contract subject to the risks of the availability of a liquid offset market described herein.  The seller of an option on a futures contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price underlying security, index, currency or futures contracts.

Risks of Transactions Related to Foreign Currencies and Transactions Not Conducted on U.S. Exchanges - Transactions in forward contracts on foreign currencies, as well as futures and options on foreign currencies and transactions executed on foreign exchanges, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by an Underlying Fund. Further, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading systems will be based may not be as complete as the comparable data on which an Underlying Fund makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, 24-hour market, events could occur in that market which will not be reflected in the forward, futures or options markets until the following day, thereby making it more difficult for an Underlying Fund to respond to such events in a timely manner.

Settlements of exercises of over-the-counter forward contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships, fees, taxes or other charges.

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Unlike many transactions entered into by an Underlying Fund in futures contracts and exchange-traded options, options on foreign currencies, forward contracts and over-the-counter options on securities are not traded on markets regulated by the CFTC or the SEC (with the exception of certain foreign currency options). To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option seller and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of an Underlying Fund’s position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Underlying Fund. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and an Underlying Fund could be required to retain options purchased or sold, or forward contracts entered into, until exercise, expiration or maturity. This in turn could limit an Underlying Fund’s ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

Further, over-the-counter transactions are not subject to the guarantee of an exchange clearinghouse, and an Underlying Fund will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. One or more of such institutions also may decide to discontinue their role as market-makers in a particular currency or security, thereby restricting an Underlying Fund’s ability to enter into desired hedging transactions. An Underlying Fund will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found satisfactory by the Underlying Fund’s Sub-Adviser.

Options on securities, options on stock indices, futures contracts, options on futures contracts and options on foreign currencies may be traded on exchanges located in foreign countries. Such transactions may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. As a result, many of the risks of over-the-counter trading may be present in connection with such transactions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting an Underlying Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market.

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For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

INVESTMENT TECHNIQUES

Borrowing

An Underlying Fund may borrow from banks. If an Underlying Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off.  If an Underlying Fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.  Under the 1940 Act, each Underlying Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of an Underlying Fund’s holdings may be disadvantageous from an investment standpoint.

Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities on an Underlying Fund’s NAV, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances), which may or may not exceed the income received from the securities purchased with borrowed funds.  The use of borrowing tends to result in a faster than average movement, up or down, in the NAV of an Underlying Fund’s shares.  In the event that an Underlying Fund borrows, the Underlying Fund may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.  Borrowing may be done for any purpose permitted by the 1940 Act or as permitted by each Underlying Fund’s investment policies and restrictions.

Reverse repurchase agreements will be included as borrowing.  Securities purchased on a when-issued or delayed delivery basis will not be subject to an Underlying Fund’s borrowing limitations to the extent that the Underlying Fund establishes and maintains liquid assets in a segregated account with the Company’s custodian (or earmark liquid assets on its records) equal to the Underlying Fund’s obligations under the when-issued or delayed delivery arrangement.

Concentration

An Underlying Fund “concentrates” (for purposes of the 1940 Act) its assets in securities related to a particular sector or industry, which means that at least 25% of its assets will be invested in these assets at all times.  As a result, an Underlying Fund may be subject to greater market fluctuation than a fund which has securities representing a broader range of investment alternatives.

Currency Management

An Underlying Fund’s flexibility to participate in higher yielding debt markets outside of the United States may allow the Underlying Fund to achieve higher yields than those generally obtained by domestic money market funds and short-term bond investments. However, when an Underlying Fund invests significantly in securities denominated in foreign currencies, movements in foreign currency exchange rates versus the U.S. dollar are likely to impact the Underlying Fund’s share price stability relative to domestic short-term income funds. Fluctuations in foreign currencies can have a positive or negative

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impact on returns. Normally, to the extent that an Underlying Fund is invested in foreign securities, a weakening in the U.S. dollar relative to the foreign currencies underlying the Underlying Fund’s investments should help increase the NAV of the Underlying Fund. Conversely, a strengthening in the U.S. dollar versus the foreign currencies in which an Underlying Fund’s securities are denominated will generally lower the NAV of the Underlying Fund. An Underlying Fund’s sub-adviser attempts to minimize exchange rate risk through active portfolio management, including hedging currency exposure through the use of futures, options, and forward currency transactions and attempting to identify bond markets with strong or stable currencies. There can be no assurance that such hedging will be successful and such transactions, if unsuccessful, could result in additional losses or expenses to an Underlying Fund.

Participation on Creditors’ Committees

An Underlying Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Underlying Fund.  Such participation may subject an Underlying Fund to expenses such as legal fees and may make the Underlying Fund an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict such Underlying Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so.  Participation by an Underlying Fund on such committees also may expose the Underlying Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors.  An Underlying Fund will participate on such committees only when the Underlying Fund’s sub-adviser believes that such participation is necessary or desirable to enforce the Underlying Fund’s rights as a creditor or to protect the value of securities held by the Underlying Fund.

Portfolio Hedging

Hedging against changes in financial markets, currency rates and interest rates may be utilized.  One form of hedging is with “derivatives.”  Derivatives (as described below) are instruments whose value is linked to, or derived from, another instrument, like an index or commodity.  Hedging transactions involve certain risks.  There can be no assurances that an Underlying Fund will be employing a hedging transaction at any given time, or that any hedging transaction actually used will be successful.  Although an Underlying Fund may benefit from hedging, unanticipated changes in interest rates or securities prices may result in greater losses for the Underlying Fund than if it did not hedge.  If an Underlying Fund does not correctly predict a hedge, it may lose money.  In addition, an Underlying Fund pays commissions and other costs in connection with hedging transactions.

Risks Associated With Hedging Transactions

Hedging transactions have special risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, to the extent an Underlying Fund’s sub-adviser’s view as to certain market movements is incorrect, the risk that the use of hedging transaction could result in losses greater than if it had not been used.  Use of call options could result in losses to an Underlying Fund, force the sale or purchase of portfolio securities at inopportune times or for prices lower than current market values, or cause an Underlying Fund to hold a security it might otherwise sell.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments.  Currency transactions can result in losses to an Underlying Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated.  Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that an Underlying Fund is engaging in portfolio hedging.  Currency transactions are also

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subject to risks different from those of other portfolio transactions.  Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency and manipulations or exchange restrictions imposed by governments.  These forms of governmental action can result in losses to an Underlying Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

Losses resulting from the use of hedging transactions will reduce an Underlying Fund’s NAV, and possibly income, and the losses can be greater than if hedging transactions had not been used.

Risks of Hedging Transactions Outside the United States

When conducted outside the United States, hedging transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of government actions affecting trading in, or the price of, foreign securities, currencies and other instruments.  The value of positions taken as part of non-U.S. hedging transactions also could be adversely affected by:  (i) other complex foreign political, legal, and economic factors; (ii) lesser availability of data on which to make trading decisions than in the United States; (iii) delays in an Underlying Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lower trading volume and liquidity.

An Underlying Fund’s options, futures, and swap transactions will generally be entered into for hedging purposes — to protect against possible changes in the market values of securities held in or to be purchased for the Underlying Fund’s portfolio resulting from securities markets, currency or interest rate fluctuations.  In addition, an Underlying Fund’s derivative investments may also be used for non-hedging purposes — to protect the Underlying Fund’s unrealized gains in the values of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Underlying Fund’s portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchase or sale of particular securities.

One form of hedging that may be utilized by an Underlying Fund is to make contracts to purchase securities for a fixed price at a future date beyond customary settlement time (“forward commitments”) because new issues of securities typically offered to investors, such as the Underlying Fund, on that basis.  Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date.  This risk is in addition to the risk of decline in the value of an Underlying Fund’s other assets.  Although an Underlying Fund will enter into such contracts with the intention of acquiring securities, the Underlying Fund may dispose of a commitment prior to the settlement if the investment adviser deems it appropriate to do so.  An Underlying Fund may realize short-term profits or losses upon the sale of forward commitments.

Repurchase Agreements

An Underlying Fund may enter into repurchase agreements with sellers that are member firms (or subsidiaries thereof) of the NYSE, members of the Federal Reserve System, recognized primary U.S. government securities dealers or institutions which the Underlying Fund’s Sub-Adviser has determined to be of comparable creditworthiness.  Such agreements may be considered to be loans by an Underlying Fund for purposes of the 1940 Act.

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Each repurchase agreement must be collateralized fully, in accordance with the provisions of Rule 5b-3 under the 1940 Act, at all times. The securities that an Underlying Fund purchases and holds through its agent are U.S. government securities, the values, including accrued interest, of which are equal to or greater than the repurchase price agreed to be paid by the seller.  The repurchase price may be higher than the purchase price, the difference being income to an Underlying Fund, or the purchase and repurchase prices may be same, with interest at a standard rate due to the Underlying Fund together with the repurchase price on repurchase.  In either case, the income to an Underlying Fund is unrelated to the interest rate on the U.S. government securities.

The securities underlying a repurchase agreement will be marked to market every business day so that the value of the collateral is at least equal to the value of the loan, including the accrued interest thereon, and the adviser or the sub-adviser will monitor the value of the collateral.  Securities subject to repurchase agreements will be held by the custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system.  If the seller defaults on its repurchase obligation, an Underlying Fund holding the repurchase agreement will suffer a loss to the extent that the proceeds from a sale of the underlying securities is less than the repurchase price under the agreement.  Bankruptcy or insolvency of such a defaulting seller may cause an Underlying Fund’s rights with respect to such securities to be delayed or limited.  To mitigate this risk, an Underlying Fund may only enter into repurchase agreements that qualify for an exclusion from any automatic stay of creditors’ rights against the counterparty under applicable insolvency law in the event of the counterparty’s insolvency.

The repurchase agreement provides that in the event the seller fails to pay the price agreed upon on the agreed upon delivery date or upon demand, as the case may be, an Underlying Fund will have the right to liquidate the securities.  If, at the time an Underlying Fund is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order.  An Underlying Fund’s exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Underlying Fund.  The Company has adopted and follows procedures which are intended to minimize the risks of repurchase agreements.  For example, an Underlying Fund only enters into repurchase agreements after its sub-adviser has determined that the seller is creditworthy, and the sub-adviser monitors the seller’s creditworthiness on an ongoing basis. Moreover, under such agreements, the value, including accrued interest, of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and an Underlying Fund has the right to make margin calls at any time if the value of the securities falls below the agreed upon margin.

An Underlying Fund may not enter into a repurchase agreement having more than seven (7) days remaining to maturity if, as a result, such agreements together with any other securities that are not readily marketable, would exceed that Underlying Fund’s limitation on investing in illiquid securities.  If the seller should become bankrupt or default on its obligations to repurchase the securities, an Underlying Fund may experience delay or difficulties in exercising its rights to the securities held as collateral and might incur a loss if the value of the securities should decline.  An Underlying Fund may also incur disposition costs in connection with liquidating the securities.

Restricted Securities, Illiquid Securities, and Liquidity Requirements

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business within seven (7) calendar days at approximately the value ascribed to it by an Underlying Fund.  An Underlying Fund may invest in restricted securities governed by Rule 144A under the 1933 Act (“Rule 144A”) and other restricted securities.  In adopting Rule 144A, the SEC specifically stated that restricted securities traded under Rule 144A may be treated as liquid for purposes of investment

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limitations if the Board (or an Underlying Fund’s sub-adviser acting subject to the board’s supervision) determines that the securities are in fact liquid.  The Board has delegated its responsibility to fund management to determine the liquidity of each restricted security purchased pursuant to the Rule, subject to the Board’s oversight and review.  Examples of factors that will be taken into account in evaluating the liquidity of a Rule 144A security, both with respect to the initial purchase and on an ongoing basis, will include, among others:  (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

A security’s illiquidity might prevent the sale of such a security at a time when an Underlying Fund’s sub-adviser might wish to sell, and these securities could have the effect of decreasing the overall level of an Underlying Fund’s liquidity.  Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring an Underlying Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that the Underlying Fund could realize upon disposition.  If institutional trading in restricted securities were to decline to limited levels, the liquidity of an Underlying could be adversely affected.

Because of the nature of these securities, a considerable period of time may elapse between an Underlying Fund’s decision to dispose of these securities and the time when an Underlying Fund is able to dispose of them, during which time the value of the securities could decline.  Securities that are not readily marketable will be valued in good faith pursuant to procedures adopted by an Underlying Fund’s board of Directors/Trustees. The expenses of registering restricted securities (excluding securities that may be resold by an Underlying Fund pursuant to Rule 144A under the 1933 Act) may be negotiated at the time such securities are purchased by an Underlying Fund.  When registration is required before the securities may be resold, a considerable period may elapse between the decision to sell the securities and the time when an Underlying Fund would be permitted to sell them.  Thus, an Underlying Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell.  An Underlying Fund may also acquire securities through private placements.  Such securities may have contractual restrictions on their resale, which might prevent their resale by an Underlying Fund at a time when such resale would be desirable.  Securities that are not readily marketable will be valued by an Underlying Fund in good faith pursuant to procedures adopted by the Underlying Fund’s Board.

Restricted securities, including private placements, are subject to legal or contractual restrictions on resale.  They can be eligible for purchase without SEC registration by certain institutional investors known as “qualified institutional buyers” and, under an Underlying Fund’s procedures, restricted securities could be treated as liquid.  However, some restricted securities may be illiquid and restricted securities that are treated as liquid could be less liquid than registered securities traded on established secondary markets.

An Underlying Fund may not invest more than 15% of its net assets in illiquid securities, measured at the time of investment.

An Underlying Fund treats any securities subject to restrictions on repatriation for more than seven days, and securities issued in connection with foreign debt conversion programs that are restricted as to remittance of invested capital or profit, as illiquid. Illiquid securities do not include securities that are restricted from trading on formal markets for some period of time but for which an active informal market exists, or securities that meet the requirements of Rule 144A under the 1933 Act and that, subject to the review by the Board and guidelines adopted by the Board, the adviser or sub-adviser has determined to be liquid.

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Reverse Repurchase Agreements and Dollar Roll Transactions

An Underlying Fund may borrow money by entering into transactions called reverse repurchase agreements.  Under these arrangements, an Underlying Fund will sell portfolio securities to dealers in U.S. government securities or members of the Federal Reserve System, with an agreement to repurchase the security on an agreed date, price, and interest payment.  An Underlying Fund will employ reverse repurchase agreements when necessary to meet unanticipated net redemptions so as to avoid liquidating other portfolio investments during unfavorable market conditions.  Reverse repurchase agreements are considered to be borrowings under the 1940 Act. At the time an Underlying Fund enters into a reverse repurchase agreement, the Underlying Fund will place in a segregated custodial account cash and/or liquid assets having a dollar value equal to the repurchase price.  Reverse repurchase agreements are considered to be borrowings under the 1940 Act.  Reverse repurchase agreements, together with other permitted borrowings, may constitute up to 33 1/3% of an Underlying Fund’s total assets.  Under the 1940 Act, an Underlying Fund is required to maintain continuous asset coverage of 300% with respect to borrowings and to sell (within three (3) days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Underlying Fund’s holdings may be disadvantageous from an investment standpoint.  To the extent an Underlying Fund covers its commitment under a reverse repurchase agreement (or economically similar transaction) by the segregation of assets determined to be liquid, equal in value to the amount of the Underlying Fund’s commitment to repurchase, such an agreement will not be considered a “senior security” by the Underlying Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Underlying Fund. Reverse repurchase agreements involve the possible risk that the value of portfolio securities an Underlying Fund relinquishes may decline below the price the Underlying Fund must pay when the transaction closes. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or an Underlying Fund’s NAV, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

Reverse repurchase agreements involve the possible risk that the value of portfolio securities an Underlying Fund relinquishes may decline below the price the Underlying Fund must pay when the transaction closes.  Borrowings may magnify the potential for gain or loss on amounts invested resulting in an increase in the speculative character of an Underlying Fund’s outstanding shares.  Reverse repurchase agreements are considered to be borrowings under the 1940 Act. To the extent an Underlying Fund covers its commitment under a reverse repurchase agreement (or economically similar transaction) by the segregation of assets determined to be liquid, equal in value to the amount of the Underlying Fund’s commitment to repurchase, such an agreement will not be considered a “senior security” by the Underlying Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Underlying Fund

A dollar roll can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which an Underlying Fund pledges a mortgage-backed security to a dealer to obtain cash.  Unlike in the case of reverse repurchase agreements, the dealer with which an Underlying Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Underlying Fund, but only securities which are “substantially identical.”  To be considered substantially identical, the securities returned to an Underlying Fund generally must:  (i) be collateralized by the same types of underlying mortgages; (ii) be issued by the same agency and be part of the same program; (iii) have a similar original stated maturity; (iv) have identical net coupon rates; (v) have similar market yields (and therefore price); and (vi) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.

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An Underlying Fund’s obligations under a dollar roll agreement must be covered by segregated liquid assets equal in value to the securities subject to repurchase by the Underlying Fund.  As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to an Underlying Fund’s restrictions on borrowings. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed “illiquid” and subject to an Underlying Fund’s overall limitations on investments in illiquid securities.

Whether a reverse repurchase agreement or dollar roll transaction produces a gain for an Underlying Fund depends upon the costs of the agreements (i.e., a function of the difference between the amount received upon the sale of its securities and the amount to be spent upon the purchase of the same or “substantially the same” security) and the income and gains of the securities purchased with the proceeds received from the sale of the mortgage security.  If the income and gains on the securities purchased with the proceeds of the agreements exceed the costs of the agreements, then an Underlying Fund’s NAV will increase faster than otherwise would be the case.  Conversely, if the income and gains on such securities purchased fail to exceed the costs of the structure, the NAV will decline faster than otherwise would be the case.  Reverse repurchase agreements and dollar roll transactions as leveraging techniques, may increase an Underlying Fund’s yield in the manner described above. However, such transactions also increase an Underlying Fund’s risk to capital and may result in a shareholder’s loss of principal.

Securities Lending

An Underlying Fund may lend its portfolio securities to financial institutions such as broker-dealers, banks, or other recognized domestic institutional borrowers of securities provided that the value of the loaned securities does not exceed the percentage set forth in an Underlying Fund’s prospectuses. No lending may be made to any companies affiliated with the adviser.

These loans earn income for an Underlying Fund and are collateralized by cash, securities, or letters of credit.  An Underlying Fund might experience a loss if the financial institution defaults on the loan.  An Underlying Fund seeks to mitigate this risk through contracted indemnification upon default.

Any portfolio securities purchased with cash collateral would also be subject to possible depreciation.  An Underlying Fund that loans portfolio securities would continue to accrue interest on the securities loaned and would also earn income on the loans.  An Underlying Fund will not have the right to vote any securities having voting rights during the existence of the loan, but an Underlying Fund may call the loan in anticipation of an important vote to be taken by the holders of the securities or the giving or withholding of their consent on a material matter affecting the investment.  Any cash collateral received by an Underlying Fund would be invested in high quality, short-term money market instruments.  An Underlying Fund currently intends to limit the lending of its portfolio securities so that, at any given time, securities loaned by the Underlying Fund represent not more than one-third of the value of its total assets.

The borrower, at all times during the loan, must maintain with the lending Underlying Fund cash or cash equivalent collateral or provide to that Underlying Fund an irrevocable letter of credit equal in value to at least 102% of the value of loaned domestic securities and 105% of the value of loaned foreign securities on a daily basis.  Although voting rights of the loaned securities may pass to the borrower, if a material event affecting the investment in the loaned securities is to occur, the lending Underlying Fund must terminate the loan and vote the securities.  Alternatively, the lending Underlying Fund may enter into an arrangement that ensures that it can vote the proxy even while the borrower continues to hold the securities.

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During the time portfolio securities are on loan, the borrower pays the lending Underlying Fund any interest or distributions paid on such securities.  An Underlying Fund may invest the cash collateral and earn additional income or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit.  Loans are subject to termination at the option of the lending Underlying Fund or the borrower at any time. Each lending Underlying Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker.  As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.

There is the risk that when lending portfolio securities, the securities may not be available to an Underlying Fund on a timely basis, and the Underlying Fund may therefore lose the opportunity to sell the securities at a desirable price.  Engaging in securities lending could have a leveraging effect which may intensify the market risk, credit risk and other risks associated with investments in an Underlying Fund.  When an Underlying  Fund lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities.  An Underlying Fund could incur losses in connection with the investment of such cash collateral. An Underlying Fund might experience a loss if the financial institution defaults on the loan.  An Underlying Fund seeks to mitigate this risk through contracted indemnification upon default.

Segregated Accounts

When an Underlying Fund enters into certain transactions that involve obligations to make future payments to third parties, including the purchase of securities on a when-issued or delayed delivery basis, or reverse repurchase agreements, it will maintain with an approved custodian in a segregated account (or earmark on its records) cash or liquid securities, marked to market daily, in an amount at least equal to the Underlying Fund’s obligation or commitment under such transactions.  Segregated accounts also may be required in connection with certain transactions involving derivative instruments such as options or futures.

Short Sales and Short Sales “Against the Box”

An Underlying Fund may make a short sale of securities it already owns or have the right to acquire at no added cost through conversion or exchange of other securities it owns (referred to as short sales against the box). An Underlying Fund may make short sales of securities as part of its overall portfolio management strategies involving the use of derivative instruments and to offset potential declines in long positions in similar securities.

A short sale is a transaction in which an Underlying Fund sells a security it does not own in anticipation of a decline in market price.  An Underlying Fund may make short sales as part of its overall portfolio management strategies involving the use of derivatives and to offset a potential decline in a long position, or a group of long positions in similar securities.

An Underlying Fund’s obligation to replace the security borrowed in connection with the short sale will be secured by collateral deposited with a broker, consisting of cash or securities acceptable to the broker.  An Underlying Fund is not required to liquidate an existing short sale position solely because a change in market values has caused one or more of these percentage limitations to be exceeded.

In the view of the SEC, a short sale involves the creation of a “senior security” as such term is defined in the 1940 Act, unless the sale is against the box and the securities sold short are placed in a segregated

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account (not with the broker), or unless an Underlying Fund’s obligation to deliver the securities sold short is “covered” by placing in a segregated account (not with the broker) cash, U.S. government securities, or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any such collateral required to be deposited with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short.  The total value of the cash, U.S. government securities, or other liquid debt or equity securities deposited with the broker and otherwise segregated, may not, at any time, be less than the market value of the securities sold short at the time of the short sale.  An Underlying Fund will comply with these requirements.  In addition, as a matter of policy, an Underlying Fund’s board has determined that the Underlying Fund will not make short sales of securities or maintain a short position if to do so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the Underlying Fund’s total assets, taken at market value.

An Underlying Fund may engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder. The extent to which an Underlying Fund may enter into short sales transactions may be limited by the Code requirements for qualification of the Underlying Fund as a RIC.  (See “Tax Considerations.”)

Short Sales

A short sale is a transaction in which an Underlying Fund sells a security it does not own in anticipation that the market value of the security will decline. To complete the sale, an Underlying Fund must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. An Underlying Fund must replace the security borrowed by purchasing it at the market price at the time of replacement.  An Underlying Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities. An Underlying Fund is said to have a “short position” in the securities sold until it delivers them to the broker.  The period during which an Underlying Fund has a short position can range from one day to more than a year.  Until an Underlying Fund replaces the security, the proceeds of the short sale are retained by the broker, and the Underlying Fund must pay to the broker a negotiated portion of any dividends or interest, which accrues during the period of the loan.  If the price of the security sold short increases between the time of the short sale and the time an Underlying Fund replaces the borrowed security, the Underlying Fund will incur a loss; conversely, if the price declines, the Underlying Fund will realize a capital gain.  Any gain will be decreased, and any loss increased, by the transaction costs described above.  The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent that an Underlying Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of segregated assets determined to be liquid in accordance with procedures established by the Board.  This percentage any be varied by action of the Board. To meet current margin requirements, an Underlying Fund must deposit with the broker additional cash or securities so that it maintains with the broker a total deposit equal to 150% of the current market value of the securities sold short (100% of the current market value if a security is held in the account that is convertible or exchangeable into the security sold short within ninety (90) days without restriction other than the payment of money.

To meet current margin requirements, an Underlying Fund must deposit with the broker additional cash or securities so that it maintains with the broker a total deposit equal to 150% of the current market value of the securities sold short (100% of the current market value if a security is held in the account that is

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convertible or exchangeable into the security sold short within ninety (90) days without restriction other than the payment of money).

Short sales by an Underlying Fund create opportunities to increase the Underlying Fund’s return but, at the same time, involve specific risk considerations and may be considered a speculative technique.  Since an Underlying Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Underlying Fund’s NAV per share tends to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales.  The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends, or interest an Underlying Fund may be required to pay in connection with the short sale.  Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continually increase, although an Underlying Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly.  Under adverse market conditions an Underlying Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

Short Sales Against the Box

A short sale “against the box” is a short sale where, at the time of the short sale, an Underlying Fund owns or has the immediate and unconditional right, at no added cost, to obtain the identical security. If an Underlying Fund makes a short sale “against the box,” the Underlying Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale.  The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale.  To secure its obligation to deliver securities sold short, an Underlying Fund will deposit in escrow, in a separate account with the Underlying Fund’s custodian, an equal amount of the securities sold short or securities convertible into or exchangeable for such securities.  An Underlying Fund can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Underlying Fund, because the Underlying Fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

An Underlying Fund’s decision to make a short sale against the box may be a technique to hedge against market risks when the Underlying Fund’s adviser or sub-adviser believes that the price of a security may decline, causing a decline in the value of a security owned by the Underlying Fund or a security convertible into or exchangeable for such security.  In such case, any future losses in an Underlying Fund’s long position would be reduced by a gain in the short position.  The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities an Underlying Fund owns, either directly or indirectly and, in the case where the Underlying Fund owns convertible securities, changes in the investment values or conversion premiums of such securities.

Special Situations

A special situation arises when, in the opinion of an Underlying Fund’s sub-adviser, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development applicable to that company, and regardless of general business conditions or movements of the market as a whole.  Developments creating special situations might include, among others:  liquidations, reorganizations, recapitalizations, mergers, material

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litigation, technical breakthroughs and new management or management policies.  Investments in unseasoned companies and special situations often involve much greater risk than is inherent in ordinary investment securities.

Strategic Transactions

An Underlying Fund may, but is not required to, utilize various investment strategies as described in this SAI to hedge various market risks, to manage the effective maturity or duration of debt instruments or to seek potentially higher returns.  Utilizing these investment strategies, an Underlying Fund may purchase and sell, to the extent not otherwise limited or restricted for such Underlying Funds, exchange-listed and over-the-counter put and call on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various Interest Rate Transactions such as swaps, caps, floors, or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures (collectively, all the above are called “Strategic Transactions”).

Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for an Underlying Fund resulting from securities markets or currency exchange rate fluctuations, to protect the Underlying Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities.  Some Strategic Transactions may also be used to seek potentially higher returns, although all investments will be made in accordance with any limitations imposed by the CFTC.  Any or all of these investment techniques may be used at any time, as use of any Strategic Transaction is a function of numerous variables including market conditions.  The ability of an Underlying Fund to utilize these Strategic Transactions successfully will depend on the Underlying Fund’s sub-adviser’s ability to predict, which cannot be assured, pertinent market movements.  An Underlying Fund will comply with applicable regulatory requirements when utilizing Strategic Transactions.  Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes.

To Be Announced (“TBA”) Sale Commitments

TBA sale commitments involve commitments where the unit price and the estimated principal amount are established upon entering into the contract, with the actual principal amount being within a specified range of the estimate.  An Underlying Fund will enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date.  During the time a TBA sale commitment is outstanding, an Underlying Fund will maintain, in a segregated account, cash or marketable securities in an amount sufficient to meet the purchase price.  Unsettled TBA sale commitments are valued at current market value of the underlying securities.  If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, an Underlying Fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security.  If an Underlying Fund delivers securities under the commitment, the Underlying Fund realizes a gain or loss from the sale of the securities, based upon the unit price established at the date the commitment was entered into.

“When-Issued” Securities and Delayed-Delivery Transactions

In order to secure prices or yields deemed advantageous at the time, an Underlying Fund may purchase or sell securities on a when-issued or a delayed-delivery basis, generally fifteen (15) to forty-five (45) days after the commitment is made.  An Underlying Fund will enter into a when-issued transaction for the

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purpose of acquiring portfolio securities and not for the purpose of leverage. In such transactions, delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by, and no interest accrues to, an Underlying Fund prior to the actual delivery or payment by the other party to the transaction.  Due to fluctuations in the value of securities purchased on a when-issued or a delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. Similarly, the sale of securities for delayed-delivery can involve the risk that the prices available in the market when delivery is made may actually be higher than those obtained in the transaction itself.

When an Underlying Fund commits to purchase a security on a when-issued or on a forward delivery basis, it will set up procedures consistent with the applicable interpretations of the SEC concerning such purchases.  Since that policy currently recommends that an amount of an Underlying Fund’s assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the Underlying Fund will always have cash, short-term money market instruments or other liquid securities sufficient to fulfill any commitments or to limit any potential risk.

An Underlying Fund will establish a segregated account with the custodian consisting of cash and/or liquid assets in an amount equal to the amount of its when-issued and delayed-delivery commitments which will be marked-to-market daily.  An Underlying Fund will only make commitments to purchase such securities with the intention of actually acquiring the securities, but the Underlying Fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy.  In these cases, such Underlying Fund may realize a taxable gain or loss.  When an Underlying Fund engages in when-issued, forward commitment, and delayed settlement transactions, it relies on the other party to consummate the trade.  Failure of such party to do so may result in an Underlying Fund incurring a loss or missing an opportunity to obtain a price credited to be advantageous. An Underlying Fund may not purchase when-issued securities or enter into firm commitments if, as a result, more than 15% of the Underlying Fund’s net assets would be segregated to cover such securities.

When the time comes to pay for the securities acquired on a delayed-delivery basis, an Underlying Fund will meet its obligations from the available cash flow, sale of the securities held in the segregated account, sale of other securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a market value greater or less than the Underlying Fund’s payment obligation).  Depending on market conditions, an Underlying Fund could experience fluctuations in share price as a result of delayed delivery or when-issued purchases.

Although such purchases will not be made for speculative purposes and SEC policies will be adhered to, purchases of securities on such bases may involve more risk than other types of purchases.  For example, an Underlying Fund may have to sell assets which have been set aside in order to meet redemptions. Also, if an Underlying Fund determines it is necessary to sell the when-issued or delayed delivery securities before delivery, it may incur a loss because of market fluctuations since the time the commitment to purchase such securities was made. When an Underlying Fund engages in when-issued, forward commitment, and delayed delivery transactions, it relies on the other party to consummate the trade.  Failure to do so may result in an Underlying Fund incurring a loss or missing an opportunity to obtain a price believed to be advantageous.

TEMPORARY DEFENSIVE INVESTMENTS

For temporary and defensive purposes, certain of the Underlying Funds may invest up to 100% of its total assets in investment-grade debt instruments (including short-term U.S. government securities, investment-grade debt instruments, money market instruments, including negotiable certificates of deposit, non-negotiable fixed time deposits, bankers’ acceptances, commercial paper and floating rate notes), preferred

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stocks, and repurchase agreements. Certain Underlying Funds may hold an unlimited amount of such investments consistent with its objectives. Certain Underlying Funds also may hold significant amounts of its assets in cash, subject to the applicable percentage limitations for short-term securities. Unless otherwise stated, all percentage limitations on portfolio investments listed in the prospectus and statement of additional information of an Underlying Fund will apply at the time of investment. An Underlying Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as result of an investment.

FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

All percentage limitations set forth below apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations will not require elimination of any security from a Portfolio.

The investment objective and all other policies of the Portfolios are not fundamental and may be changed by a vote of the Board without shareholder approval.

Fundamental Investment Restrictions

The Portfolios have adopted the following investment restrictions as fundamental policies, which means they cannot be changed without the approval of the holders of a “majority” of a Portfolio’s outstanding voting securities, as that term is defined in the 1940 Act. The term “majority” is defined in the 1940 Act as the lesser of:  (i) 67% or more of that Portfolio’s voting securities present at a meeting of shareholders at which the holders of more than 50% of the outstanding voting securities of that Portfolio are present in person or represented by proxy; or (ii) more than 50% of a Portfolio’s outstanding voting securities.

All Portfolios except ING Index Solution 2020 Portfolio, ING Index Solution 2030 Portfolio, ING Index Solution 2040 Portfolio, ING Solution Index 2050 Portfolio, and ING Index Solution 2055 Portfolio:

As a matter of fundamental policy. A Portfolio will not:

1.                          with respect to 75% of the Portfolio’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies), if as a result: (a) more than 5% of the Portfolio’s total assets would be invested in the securities of that issuer; or (b) a Portfolio would hold more than 10% of the outstanding voting securities of that issuer;

2.                          “concentrate” its investments in a particular industry, as that term is used in the 1940 Act and as interpreted, modified or otherwise permitted by any regulatory authority having jurisdiction from time to time.  This limitation will not apply to a Portfolio’s investments in:  (i) securities of other investment companies; (ii) securities issued or guaranteed as to principal and/or interest by the U.S. government, its agencies or instrumentalities; or (iii) repurchase agreements (collateralized by securities issued by the U.S. government, its agencies, or instrumentalities);

3.                          borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations, and any orders obtained thereunder;

4.                          make loans, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations and any orders obtained thereunder.  For the purposes of this limitation, entering into

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repurchase agreements, lending securities and acquiring debt securities are not deemed to be making of loans;

5.                          act as an underwriter of securities except to the extent that, in connection with the disposition of securities by a Portfolio for its portfolio, a Portfolio may be deemed to be an underwriter under applicable law;

6.                          purchase or sell real estate, except that a Portfolio may: (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities;

7.                          issue any senior security (as defined in the 1940 Act), except that:  (i) a Portfolio may enter into commitments to purchase securities in accordance with a Portfolio’s investment program, including reverse repurchase agreements, delayed delivery, and when-issued securities, which may be considered the issuance of senior securities; (ii) a Portfolio may engage in transactions that may result in the issuance of a senior security to the extent permitted under the 1940 Act, including the rules, regulations, interpretations, and any orders obtained thereunder; (iii) a Portfolio may engage in short sales of securities to the extent permitted in its investment program and other restrictions; and (iv) the purchase of sale of futures contracts and related options shall not be considered to involve the issuance of senior securities; and

8.                          purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

As a matter of fundamental policy, the ING Index Solution 2020 Portfolio, ING Index Solution 2030 Portfolio, ING Index Solution 2040 Portfolio, ING Index Solution 2050 Portfolio, and ING Index Solution 2055 Portfolio will not:

1.                          purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, or tax exempt securities issued by any state or territory of the United States, or any of their agencies, instrumentalities, or political subdivisions; and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Portfolio;

2.                          purchase securities of any issuer if, as a result, with respect to 75% of the Portfolio’s total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Portfolio’s ownership would be more than 10% of the outstanding voting securities of any issuer, provided that this restriction does not limit the Portfolio’s investments in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or investments in securities of other investment companies;

3.                         borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations thereunder and any exemptive relief obtained by the Portfolio;

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4.                          make loans, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations and any exemptive relief obtained by the Portfolio.  For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring debt securities are not deemed to be making of loans;

5.                          underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either: (a) in connection with the disposition of a portfolio security; or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Portfolio’s ability to invest in securities issued by other registered management investment companies;

6.                          purchase or sell real estate, except that the Portfolio may: (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities;

7.                          issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Portfolio; or

8.                          purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities). This limitation does not apply to foreign currency transactions, including, without limitation, forward currency contracts.

PORTFOLIO TURNOVER

Each Portfolio or Underlying Fund may sell a portfolio investment soon after its acquisition if the Portfolio’s or Underlying Fund’s adviser or sub-adviser believes that such a disposition is consistent with the Portfolio’s or Underlying Fund’s investment objective. Portfolio and Underlying Fund portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A change in securities held in the portfolio of a Portfolio or Underlying Fund is known as “portfolio turnover” and may involve the payment by the Portfolio or the Underlying Fund of dealer mark-ups of brokerage or underwriting commissions and other transaction costs on the sale of securities, as well as on the reinvestment of the proceeds in other securities. Portfolio turnover rate for a fiscal year is the percentage determined by dividing the lesser of the cost of purchases or proceeds from sales of portfolio securities by the average of the value of portfolio securities during such year, all excluding securities whose maturities at acquisition were one year or less. A Portfolio or an Underlying Fund cannot accurately predict its turnover rate, however the rate will be higher when the Portfolio or the Underlying Fund finds it necessary to significantly change its portfolio to adopt a temporary defensive position or respond to economic or market events. A high turnover rate would increase expenses and may involve realization of capital gains by the Portfolios or the Underlying Funds.

A portfolio turnover rate of 100% or more is considered high, although the rate of portfolio turnover will not be a limiting factor in making portfolio decisions. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses and other transaction costs, which must be ultimately borne by a Portfolio or an Underlying Fund’s shareholders. High portfolio turnover may result in the realization of substantial net capital gains.

Each Portfolio’s historical turnover rates are included in the Financial Highlights tables in the

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Prospectuses.

Fiscal Year Ended December 31, 2012

ING Index Solution Income Portfolio experienced a decrease from 78% in 2011 to 45% in 2012 as a result of a number of factors, including tactical asset allocation moves, adjustments to the strategic asset allocations, moving down the glide path, changes to some of the underlying funds, cash flows and portfolio rebalances.

ING Index Solution 2015 Portfolio experienced a decrease from 90% in 2011 to 46% in 2012 as a result of a number of factors, including tactical asset allocation moves, adjustments to the strategic asset allocations, moving down the glide path, changes to some of the underlying funds, cash flows and portfolio rebalances.

ING Index Solution 2020 Portfolio experienced an increase from 41% in 2011 to 61% in 2012 as a result of a number of factors, including tactical asset allocation moves, adjustments to the strategic asset allocations, moving down the glide path, changes to some of the underlying funds, cash flows and portfolio rebalances.

ING Index Solution 2025 Portfolio experienced a decrease from 95% in 2011 to 39% in 2012 as a result of a number of factors, including tactical asset allocation moves, adjustments to the strategic asset allocations, moving down the glide path, changes to some of the underlying funds, cash flows and portfolio rebalances.

ING Index Solution 2035 Portfolio experienced a decrease from 100% in 2011 to 34% in 2012 as a result of a number of factors, including tactical asset allocation moves, adjustments to the strategic asset allocations, moving down the glide path, changes to some of the underlying funds, cash flows and portfolio rebalances.

ING Index Solution 2045 Portfolio experienced a decrease from 102% in 2011 to 28% in 2012 as a result of a number of factors, including tactical asset allocation moves, adjustments to the strategic asset allocations, moving down the glide path, changes to some of the underlying funds, cash flows and portfolio rebalances.

ING Index Solution 2055 Portfolio experienced a decrease from 135% in 2011 to 28% in 2012 as a result of a number of factors, including tactical asset allocation moves, adjustments to the strategic asset allocations, moving down the glide path, changes to some of the underlying funds, cash flows and portfolio rebalances.

Fiscal Year Ended December 31, 2011

ING Index Solution Income Portfolio had a 78% increase in its portfolio turnover rate from 2010 to 2011 as a result of a number of factors, including tactical asset allocation moves, adjustments to the strategic asset allocations including changing the equity/bond mix, changes to some of the underlying funds, addition of high yield bond exposure via an ETF, and cash flows and asset levels.

ING Index Solution 2015 Portfolio had a 90% increase in its portfolio turnover rate from 2010 to 2011 as a result of a number of factors, including tactical asset allocation moves, adjustments to the strategic asset allocations, moving down the glidepath, changes to some of the underlying funds, addition of high-yield bond exposure via an ETF,  and cash flows and asset levels.

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ING Index Solution 2025 Portfolio had a 95% increase in its portfolio turnover rate from 2010 to 2011 as a result of a number of factors, including tactical asset allocation moves, adjustments to the strategic asset allocations, moving down the glidepath, changes to some of the underlying funds, addition of high-yield bond exposure via an ETF, and cash flows and asset levels.

ING Index Solution 2035 Portfolio had a 100% increase in its portfolio turnover rate from 2010 to 2011 as a result of a number of factors, including tactical asset allocation moves, adjustments to the strategic asset allocations, moving down the glidepath, changes to some of the underlying funds, addition of high- yield bond exposure via an ETF, and cash flows and asset levels.

ING Index Solution 2045 Portfolio had a 102% increase in its portfolio turnover rate from 2010 to 2011 as a result of a number of factors, including tactical asset allocation moves, adjustments to the strategic asset allocations, changes to some of the underlying funds, addition of high-yield bond exposure via an ETF, and cash flows and asset levels.

ING Index Solution 2055 Portfolio had a 81% increase in its portfolio turnover rate from 2010 to 2011 as a result of a number of factors, including tactical asset allocation moves, adjustments to the strategic asset allocations, changes to some of the underlying funds, and cash flows and asset levels.

DISCLOSURE OF THE PORTFOLIOS’ PORTFOLIO SECURITIES

Each Portfolio is required to file its complete portfolio holdings schedule with the SEC on a quarterly basis.   This schedule is filed with the Portfolios’ annual and semi-annual reports on Form N-CSR for the second and fourth fiscal quarters and on Form N-Q for the first and third fiscal quarters.

In addition, each Portfolio posts its portfolio holdings schedule on ING’s website on a month-end basis and makes it available 10 calendar days following the end of the previous calendar month or as soon thereafter as practicable.  Each Portfolio may also post its complete or partial portfolio holdings on its website as of a specified date. The portfolio holdings schedule is as of the last day of the previous calendar month (i.e., the Portfolios will post the month-end June 30 holdings on July 11).  Each Portfolio may also file information on portfolio holdings with the SEC or other regulatory authority as required by applicable law.

Each Portfolio also compiles a list composed of its ten largest holdings. (“Top Ten”).  This information is produced monthly, and is made available on ING’s website, on the tenth day of each month.  The Top Ten holdings information is as of the last day of the previous month or as soon thereafter as practicable.

Investors (both individual and institutional), financial intermediaries that distribute the Portfolios’ shares and most third parties may receive the Portfolios’ annual or semi-annual shareholder reports, or view on ING’s website, the Portfolios’ portfolio holdings schedule.  The Top Ten list also is provided in quarterly Portfolio descriptions that are included in the offering materials of variable life insurance products, variable annuity contracts and other products offered to Qualified Plans.

Other than in regulatory filings or on ING’s website, a Portfolio may provide its portfolio holdings to certain unaffiliated third parties and affiliates when the Portfolio has a legitimate business purpose for doing so.  Unless otherwise noted below, a Portfolio’s disclosure of its portfolio holdings will be on an as-needed basis, with no lag time between the date of which the information is requested and the date the information is provided.  Specifically, a Portfolio’s disclosure of its portfolio holdings may include disclosure:

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•                  to the Portfolio’s independent registered public accounting firm, named herein, for use in providing audit opinions;

•                  to financial printers for the purpose of preparing Portfolio regulatory filings;

•                  for the purpose of due diligence regarding a merger or acquisition;

•                  to a new adviser or sub-adviser prior to the commencement of its management of the Portfolio;

•                  to rating and ranking agencies such as Bloomberg, Morningstar, Lipper, and S&P (such agencies may receive more raw data from the Portfolio than is posted on the Portfolio’s website);

•                  to consultants for use in providing asset allocation advice in connection with investments by affiliated funds-of-funds in the Portfolio;

•                  to service providers on a daily basis in connection with their providing services benefiting the Portfolio, such as, but not limited to, the provision of analytics for securities lending oversight and reporting,  proxy voting, or class action services providers;

•                  to a third party for purposes of effecting in-kind redemptions of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Portfolio shareholders;

•                  to certain wrap fee programs, on a weekly basis, on the first business day following the previous calendar week; or

•                  to a third party who acts as a “consultant” and supplies the consultant’s analysis of holdings (but not actual holdings) to the consultant’s clients (including sponsors of retirement plans or their consultants) or who provides regular analysis of fund portfolios. The types, frequency and timing of disclosure to such parties vary depending upon information requested.

In all instances of such disclosure the receiving party, by agreement, is subject to a duty of confidentiality, including a duty not to trade on such information.

The Board has adopted policies and procedures (“Policies”) designed to ensure that disclosure of information regarding the Portfolios’ portfolio securities is in the best interests of Portfolio shareholders, including procedures to address conflicts between the interests of the Portfolios’ shareholders, on the one hand, and those of the Portfolios’  adviser, principal underwriter or any affiliated person of the Portfolios, their adviser, or their principal underwriter, on the other.  Such Policies authorize the Portfolios’ administrator to implement the Board’s policies and direct the administrator to document the expected benefit to shareholders.  Among other considerations, the administrator is directed to consider whether such disclosure may create an advantage for the recipient or its affiliates or their clients over that of the Portfolios’ shareholders.  Similarly, the administrator is directed to consider, among other things, whether the disclosure of portfolio holdings creates a conflict between the interests of shareholders and the interests of the adviser, principal underwriter and their affiliates.  The Board has authorized the senior officers of the Portfolios’ administrator to authorize the release of the Portfolios’ portfolio holdings, as necessary, in conformity with the foregoing principles and to monitor for compliance with the Policies.  The Portfolios’ administrator reports quarterly to the Board regarding the implementation of the Policies.

Each Portfolio has the following ongoing arrangements with certain third parties to provide the Portfolio’s portfolio holdings:

Party	Purpose	Frequency	Time Lag Between Date of Information and Date Information Released
The Bank of New York Mellon	Credit Approval Process for ING Funds Line of Credit	As requested	None
Institutional Shareholder Services Inc., a	Proxy Voting Services	Daily	None

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Party	Purpose	Frequency	Time Lag Between Date of Information and Date Information Released
subsidiary of MSCI Inc.
Institutional Shareholder Services Inc., a subsidiary of MSCI Inc.	Class Action Services	Monthly	10 Days
Charles River Development	Compliance	Daily	None
Coates Analytics, a Division of Albridge Solutions, Inc. and an indirect wholly-owned subsidiary of The Bank of New York Mellon	Provision of Analytics for Oversight and Reporting of Securities Lending	Daily	None

All of the arrangements in the table above are subject to the Policies adopted by the Board to ensure such disclosure is for a legitimate business purpose and is in the best interests of the Portfolios and their shareholders.  The Board must approve any material change to the Policies.  The Policies may not be waived, or exceptions made, without the consent of ING’s Legal Department.  All waivers and exceptions involving any of the Portfolios will be disclosed to the Board no later than its next regularly scheduled quarterly meeting.  No compensation or other consideration may be received by the Portfolios, the adviser, or any other party in connection with the disclosure of portfolio holdings in accordance with the Policies.

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MANAGEMENT OF THE COMPANY

The business and affairs of the Company are managed under the direction of the Company’s Board according to the applicable laws of the State of Maryland. The Board governs the Portfolios and is responsible for protecting the interests of shareholders.  The Directors are experienced executives who oversee the Company’s activities, review contractual arrangements with companies that provide services to each Portfolio, and review each Portfolio’s performance.

Set forth in the table below is information about each Director.

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of Funds in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director
Independent Directors
Colleen D. Baldwin 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 52	Director	November 2007 — Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 — Present).	142	None.
John V. Boyer 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 59	Director	November 1997 — Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 — Present).	142	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 64	Director	January 2006 — Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 — Present).	142	Wisconsin Energy Corporation (June 2006 — Present) and The Royce Funds, 35 funds (December 2009 — Present).
Peter S. Drotch 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 71	Director	November 2007 — Present	Retired.	142	First Marblehead Corporation (September 2003 — Present).

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Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of Funds in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director
J. Michael Earley 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 67	Director	January 2005 — Present	Retired. Formerly, Banking President and Chief Executive Officer, Bankers Trust Company, N.A., Des Moines (June 1992 — December 2008).	142	None.
Patrick W. Kenny 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 70	Director	March 2002 — Present	Retired. Formerly, President and Chief Executive Officer, International Insurance Society (June 2001 — June 2009).	142	Assured Guaranty Ltd. (April 2004 — Present).
Sheryl K. Pressler 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 62	Director	January 2006 — Present	Consultant (May 2001 — Present).	142	Stillwater Mining Company (May 2002 — Present).
Roger B. Vincent 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 67	Chairperson and Director	January 2005 — Present	Retired. Formerly, President, Springwell Corporation, a corporate finance firm (March 1989 — August 2011).	142	UGI Corporation (February 2006 — Present) and UGI Utilities, Inc. (February 2006 — Present).
Directors who are “Interested Persons”
Robert W. Crispin(3) 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258 Age: 66	Director	November 2007 — Present	Retired. Formerly, Chairman and Chief Executive Officer, ING Investment Management Co. (July 2001 — December 2007).	142	Intact Financial Corporation (December 2004 — Present); and PFM Group (November 2010 — Present).
Shaun P. Mathews(3) 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 57	Director	November 2007 — Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 — Present).	176	ING Capital Corporation, LLC (December 2005 — Present).

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(1)

Subject to the Board’s retirement policy, Directors serve until their successors are duly elected and qualified.  The Board’s retirement policy states that each duly elected or appointed Director who is not an “interested person” of the Company as defined in the 1940 Act, as amended (“Independent Director”), shall retire from service as a Director at the close if business on December 31 of the calendar year in which the Director reaches the age of 73.  A majority vote of the Board may extend the retirement date of a Director if such retirement would trigger a requirement to hold a meeting of shareholders of the Company under applicable law, whether for purposes of appointing a successor to the Director or if otherwise necessary under applicable law, in which the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2)

Except for Mr. Mathews and for the purposes of this table “Fund Complex” means the following investment companies:  ING Asia Pacific High Dividend Equity Income Fund; ING Emerging Markets High Dividend Equity Fund; ING Emerging Markets Local Bond Fund; ING Equity Trust; ING Funds Trust; ING Global Advantage and Premium Opportunity Fund; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Strategic Income Fund;  ING Infrastructure, Industrials and Materials Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Partners, Inc; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Short Duration High Income Fund; ING Variable Insurance Trust; and ING Variable Products Trust.  For Mr. Mathews, the Fund Complex also includes the following investment companies:  ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Balanced Portfolio, Inc.; ING Intermediate Bond Portfolio; ING Money Market Portfolio; ING Variable Funds; and ING Variable Portfolios, Inc.   The number of funds in the ING Fund Complex is as of March 31, 2013.

(3)

Messrs. Crispin and Mathews are deemed to be “interested persons,” of the Company as defined in the 1940 Act, because of their current or prior affiliation with ING Groep, N.V., the parent corporation of the investment adviser, ING Directed Services, LLC, and the Distributor, ING Investments Distributor, LLC.

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Information Regarding Officers of the Company

Name, Address and Age	Positions Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Last Five Years
Shaun P. Mathews 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 57	President and Chief Executive Officer	November 2006 — Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 — Present).
Michael J. Roland 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 54	Executive Vice President	January 2005 — Present

Managing Director and Chief Operation Officer, ING Investments, LLC and ING Funds Services, LLC (April 2012 — Present) and Chief Compliance Officer of Directed Services LLC and ING Investments, LLC (March 2011 — Present). Formerly, Executive Vice President and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (January 2007 — April 2012) and Chief Compliance Officer ING Funds (March 2011 — February 2012).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 62	Executive Vice President Chief Investment Risk Officer	January 2005 — Present September 2009 — Present	Executive Vice President, ING Investments, LLC (July 2000 — Present) and Chief Investment Risk Officer, ING Investments, LLC (January 2003 — Present).
Kevin M. Gleason 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 46	Chief Compliance Officer	February 2012 - Present

Senior Vice President, ING Investments, LLC (February 2012 — Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company, (June 2004 — January 2012).

Todd Modic 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 45	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 — Present	Senior Vice President, ING Funds Services, LLC (March 2005 — Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 48	Senior Vice President	January 2005 — Present	Senior Vice President, ING Investments, LLC (October 2003 — Present).

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Name, Address and Age	Positions Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Last Five Years
Julius Drelick 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 46	Senior Vice President	July 2012 — Present

Senior Vice President — Fund Compliance, ING Investment Funds Services, LLC (June 2012 — Present). Formerly, Vice President — Platform Product Management and Project Management, ING Investments, LLC (April 2007 — June 2012).

Robert Terris 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258 Age: 42	Senior Vice President	May 2006 — Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC (January 2006 - Present).
Fred Bedoya 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 40	Vice President and Treasurer	September 2012 — Present	Vice President, ING Funds Services, LLC (March 2012 — Present). Formerly, Assistant Vice President — Director, ING Funds Services, LLC (March 2003 — March 2012).
Robyn L. Ichilov 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 45	Vice President	January 2005 — Present	Vice President and Treasurer, ING Funds Services, LLC (November 1995 — Present) and ING Investments, LLC (August 1997 — Present). Formerly, Treasurer, ING Funds (November 1999 — February 2012).
Maria M. Anderson 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 54	Vice President	January 2005 — Present	Vice President, ING Funds Services, LLC (September 2004 — Present).
Lauren D. Bensinger 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 59	Vice President	January 2005 — Present

Vice President, ING Investments, LLC and ING Funds Services, LLC (February 1996 — Present); Director of Compliance, ING Investments, LLC (October 2004 — Present) and Vice President and Money Laundering Reporting Officer, ING Investments Distributor, LLC (April 2010 — Present). Formerly, Chief Compliance Officer, ING Investments Distributor, LLC (August 1995 — April 2010)

Jason Kadavy 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 37	Vice President	September 2012 — Present	Vice President, ING Funds Services, LLC (July 2007 — Present).

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Name, Address and Age	Positions Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Last Five Years
Kimberly K. Springer 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 55	Vice President	March 2006 — Present

Vice President, Platform Product Management and Product Management; ING Investments, LLC (July 2012 — Present); Vice President, ING Investment Management - ING Funds (March 2010 — Present); and Vice President, ING Funds Services, LLC (March 2006 — Present). Formerly, Managing Paralegal, Registration Statements (June 2003 — July 2012).

Craig Wheeler 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 44	Assistant Vice President	May 2008 — Present	Vice President — Director of Tax, ING Funds Services (March 2013 — Present). Formerly, Assistant Vice President — Director of Tax, ING Funds Services, LLC (March 2008 — March 2013).
Huey P. Falgout, Jr. 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 49	Secretary	August 2003 — Present	Senior Vice President and Chief Counsel, ING Investment Management - ING Funds (March 2010 — Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003 — March 2010).
Theresa K. Kelety 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 50	Assistant Secretary	August 2003 — Present

Vice President and Senior Counsel, ING Investment Management - ING Funds (March 2010 — Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 — March 2010) and Counsel, ING Americas, U.S. Legal Services (April 2003 — April 2008).

Paul Caldarelli 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 61	Assistant Secretary	June 2010 - Present

Vice President and Senior Counsel, ING Investment Management - ING Funds (March 2010 — Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 — March 2010) and Counsel, ING Americas, U.S. Legal Services (May 2005 — April 2008).

(1)                     The Officers hold office until the next annual meeting of the Directors and until their successors shall have been elected and qualified.

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The Board of Directors

The Company and the Portfolios are governed by the Company’s Board, which oversees the Company’s business and affairs. The Board delegates the day-to-day management of the Company and its Portfolios to the Company’s officers and to various service providers that have been contractually retained to provide such day-to-day services. The ING entities that render services to the Portfolios do so pursuant to contracts that have been approved by the Board. The Directors are experienced executives who, among other duties, oversee each Portfolio’s activities, review contractual arrangements with companies that provide services to each Portfolio, and review each Portfolio’s investment performance.

The Board Leadership Structure and Related Matters

The Board is currently comprised of ten members, eight of whom are independent or disinterested persons, which means that they are not “interested persons” of the Portfolios as defined in Section 2(a)(19) of the 1940 Act (“Independent Directors”).  The Company is one of 21 registered investment companies (with a total of approximately 142 separate series) and all of the Directors serve as members of, as applicable, each investment company’s Board of Trustees or Board of Directors.  The Board employs substantially the same leadership structure with respect to each of these investment companies.

One of the Independent Directors, currently Roger B. Vincent, serves as the Chairperson of the Board.  The responsibilities of the Board Chairperson include: coordinating with management in the preparation of agendas for Board meetings; presiding at Board meetings; between Board meetings, serving as a primary liaison with other Directors, officers of the Company, management personnel and legal counsel to the Independent Directors; and such other duties as the Board periodically may determine.  Mr. Vincent holds no position with any firm that is a sponsor of the Company.

The Board performs many of its oversight and other activities through the committee structure described below in the “Board Committees” section. Each Committee operates pursuant to a written Charter approved by the Board. The Board currently conducts regular meetings eight (8) times a year. Six of these regular meetings consist of sessions held over a two-day period and two of these meetings consist of a one-day session. In addition, during the course of a year, the Board and many of its Committees typically hold special meetings by telephone or in person to discuss specific matters that require action prior to their next regular meetings.

The Board believes that its leadership structure is an effective means of empowering the Directors to perform their fiduciary and other duties.  For example, the Board’s committee structure faciliates, as appropriate, the ability of individual Board members to receive detailed presentations on topics under their review and to develop increased familiarity with respect to such topics and with key personnel at relevant service providers. At least annually, with guidance from its Nominating and Governance Committee, the Board analyzes whether there are potential means to enhance the efficiency and effectiveness of the Board’s operations.

Board Committees

Audit Committee.  The Board has established an Audit Committee whose functions include, among other things, meeting with the independent registered public accounting firm of the Company to review the scope of the Company’s audit, the Company’s financial statements and accounting controls, and meeting with management concerning these matters, internal audit activities and other matters.  The Audit Committee currently consists of four (4) Independent Directors.  The following Directors currently serve as members of the Audit Committee:  Ms. Baldwin and Messrs. Boyer, Drotch, and Earley. Mr. Earley

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currently serves as Chairperson of the Audit Committee.  Ms. Baldwin and Messrs. Drotch, and Earley have been designated as Audit Committee Financial Experts under the Sarbanes-Oxley Act.  The Audit Committee, which currently meets regularly four (4) times per year, held six (6) meetings during the fiscal year ended December 31, 2012.

Compliance Committee.  The Board has established a Compliance Committee for the purpose of, among other things: (i) coordinating activities between the Board and the Chief Compliance Officer (“CCO”) of the Portfolios;  (ii) facilitating information flow among Board members and the CCO between Board meetings; (iii) working with the CCO and management to identify the types of reports to be submitted by the CCO to the Compliance Committee and the Board; (iv) coordinating CCO oversight activities with other ING Fund boards; (v) making recommendations regarding the role, performance and oversight of the CCO; (vi) overseeing the implementation of the Portfolios’ valuation procedures and the fair value determinations made with respect to securities held by the Portfolios for which market value quotations are not readily available; (7) overseeing management’s administration of proxy voting; and (8) overseeing the effectiveness of the brokerage usage by the Company’s Adviser, as applicable, and compliance with regulations regarding the allocation of brokerage for services.  The Compliance Committee currently consists of four (4) Independent Directors: Mses. Chadwick and Pressler and Messrs. Kenny and Vincent. Mr. Kenny currently serves as Chairperson of the Compliance Committee. The Compliance Committee, which currently meets regularly four (4) times per year, held five (5) meetings during the fiscal year ended December 31, 2012.

Contracts Committee. The Board has established a Contracts Committee for the purpose of overseeing the annual renewal process relating to investment advisory and sub-advisory agreements and, at the discretion of the Board, other agreements or plans involving the Portfolios.  The responsibilities of the Contracts Committee, among other things, include:  (i) identifying the scope and format of information to be provided by service providers in connection with applicable contract approvals or renewals; (ii) providing guidance to independent legal counsel regarding specific information requests to be made by such counsel on behalf of the Directors; (iii) evaluating regulatory and other developments that might have an impact on applicable approval and renewal processes; (iv) reporting to the Directors its recommendations and decisions regarding the foregoing matters; (v) assisting in the preparation of a written record of the factors considered by Directors relating to the approval and renewal of advisory and sub-advisory agreements; (vi) recommending to the Board specific steps to be taken by it regarding the contracts approval and renewal process, including, for example, proposed schedules of meetings by the Directors; and (vii) otherwise providing assistance in connection with Board decisions to renew, reject or modify agreements or plans.  The Contracts Committee currently consists of five (5) Independent Directors: Mses. Chadwick and Pressler and Messrs. Boyer, Drotch, and Vincent.  Ms. Pressler currently serves as Chairperson of the Contracts Committee.  The Contracts Committee, which currently meets regularly seven (7) times per year, held nine (9) meetings during the fiscal year ended December 31, 2012.

Investment Review Committee. The Board has established two Investment Review Committees for all of the funds to, among other things, monitor the investment performance of the Portfolios and make recommendations to the Board with respect to investment management activities performed by the adviser on behalf of the Portfolios, and to review and make recommendations regarding proposals by management to retain new or additional sub-advisers for a Portfolio. The Investment Review Committee for the Domestic Equity Funds and the Investment Review Committee for the International/Balanced/Fixed-Income Funds described below jointly monitor the Portfolios.

The Investment Review Committee for the Domestic Equity Funds (the “DE IRC”) currently consists of four (4) Independent Directors.  The following Directors serve as members of the DE IRC:  Ms. Chadwick and Messrs. Earley, Kenny, and Vincent.  Ms. Chadwick currently serves as Chairperson of the

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DE IRC.  The DE IRC, which currently meets regularly six (6) times per year, held six (6) meetings during the fiscal year ended December 31, 2012.

The Investment Review Committee for the International/Balanced/Fixed-Income Funds (the “I/B/F IRC”) currently consists of four (4) Independent Directors and two (2) Directors who are “interested persons,” as defined in the 1940 Act.  The following Directors serve as members of the IBF IRC:  Mses. Baldwin and Pressler and Messrs. Boyer, Crispin, Drotch, and Mathews.  Mr. Boyer currently serves as Chairperson of the I/B/F IRC.  The I/B/F IRC, which currently meets regularly six (6) times per year, held six (6) meetings during the fiscal year ended December 31, 2012.

Nominating and Governance Committee. The Board has established a Nominating and Governance Committee for the purpose of, among other things: (i) identifying and recommending to the Board candidates it proposes for nomination to fill Independent Director vacancies on the Board; (ii) reviewing workload and capabilities of Independent Directors and recommending changes to the size or composition of the Board, as necessary; (iii) monitoring regulatory developments and recommending modifications to the Committee’s responsibilities; (iv) considering and, if appropriate, recommending the creation of additional committees or changes to Director policies and procedures based on rule changes and “best practices” in corporate governance; (v) conducting an annual review of the membership and chairpersons of all Board committees and of practices relating to such membership and chairpersons; (vi) undertaking a periodic study of compensation paid to independent board members of investment companies and making recommendations for any compensation changes for the Independent Directors; (vii) overseeing the Board’s annual self evaluation process; (viii) developing (with assistance from management) an annual meeting calendar for the board and its committees; and (ix) overseeing actions to facilitate attendance by Independent Directors at relevant educational seminars and similar programs.

In evaluating potential candidates to fill Independent Director vacancies on the Board, the Nominating and Governance Committee will consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met.  Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.  The Nominating and Governance Committee will consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews nominees that it identifies initially as potential candidates. A shareholder nominee for Director should be submitted in writing to the Director’s Secretary.  Any such shareholder nomination should include at least the following information as to each individual proposed for nominations as Director: such person’s written consent to be named in a proxy statement as a nominee (if nominated) and to serve as a Director (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of Directors, or is otherwise required, in each case under applicable federal securities laws, rules, and regulations, including such information as the Board may reasonably deem necessary to satisfy its oversight and due diligence duties.

The Secretary shall submit all nominations received in a timely manner to the Nominating and Governence Committee.  To be timely in connection with a shareholder meeting to elect Directors, any such submission must be delivered to the Portfolios’ Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either the disclosure in a press release or in a document publicly filed by the Portfolios with the SEC.

The Nominating and Governance Committee consists of four (4) Independent Directors:  Mses. Baldwin and Chadwick and Messrs. Kenny and Vincent.  Ms. Baldwin currently serves as Chairperson of the Nominating and Governance Committee.  The Nominating and Governance Committee, which currently meets regularly four (4) times per year, held two (2) meetings during the fiscal year ended December 31, 2012.

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The Board’s Risk Oversight Role

The day-to-day management of various risks relating to the administration and operation of the Portfolios is the responsibility of management and other service providers retained by the Board or by management, most of whom employ professional personnel who have risk management responsibilities.  The Board oversees this risk management function consistent with and as part of its oversight duties.  The Board performs this risk management oversight function directly and, with respect to various matters, through its committees.  The following description provides an overview of many, but not all, aspects of the Board’s oversight of risk management for the Portfolios.  In this connection, the Board has been advised that it is not practicable to identify all of the risks that may impact the Portfolios or to develop procedures or controls that are designed to eliminate all such risk exposures, and that applicable securities law regulations do not contemplate that all such risks be identified and addressed.

The Board, working with management personnel and other service providers, has endeavored to identify the primary risks that confront the Portfolios.  In general, these risks include, among others, investment risks, credit risks, liquidity risks, valuation risks, operational risks, reputational risks, regulatory risks, risks related to potential legislative changes and the risk of conflicts of interest affecting ING affiliates in managing the Portfolios.  The Board has adopted and periodically reviews various policies and procedures that are designed to address these and other risks confronting the Portfolios.  In addition, many service providers to the Portfolios have adopted their own policies, procedures and controls designed to address particular risks to the Portfolios.  The Board and persons retained to render advice and service to the Board periodically review and/or monitor changes to and developments relating to the effectiveness of these policies and procedures.

The Board oversees risk management activities in part through receipt and review by the Board or its committees of regular and special reports, presentations and other information from officers of the Company, including the CCOs for the Company and its investment adviser and the Company’s Chief Investment Risk Officer (“CIRO”), and from other service providers.  For example, management personnel and the other persons make regular reports and presentations to (i) the Compliance Committee regarding compliance with regulatory requirements, (ii) the Investment Review Committees regarding investment activities and strategies that may pose particular risks, (iii) the Audit Committee with respect to financial reporting controls and internal audit activities, (iv) the Nominating and Governance Committee regarding corporate governance and best practice developments, and (v) the Contracts Committee regarding regulatory and related developments that might impact the retention of service providers to the Company.  The CIRO oversees an Investment Risk Department (“IRD”) that provides an independent source of analysis and research for Board members in connection with their oversight of the investment process and performance of portfolio managers.  Among its other duties, the IRD seeks to identify and, where practicable, measure the investment risks being taken by each Portfolio’s portfolio managers.  Although the IRD works closely with management of the Company in performing its duties, the CIRO is directly accountable to and maintains an ongoing dialogue with the Independent Directors.

Qualifications of the Directors

The Board believes that each of the Directors is qualified to serve as a Director of the Company based on its review of the experience, qualifications, attributes and skills of each Director.  The Board bases this conclusion on its consideration of various criteria, no one of which is controlling.  Among others, the Board has considered the following factors with respect to each Director: strong character and high integrity; an ability to review, evaluate, analyze and discuss information provided; the ability to exercise effective business judgment in protecting shareholder interests while taking into account different points

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of views; a background in financial, investment, accounting, business, regulatory or other skills that would be relevant to the performance of a Director’s duties; the ability and willingness to commit the time necessary to perform his or her duties; and the ability to work in a collegial manner with other Board members.  Each Director’s ability to perform his or her duties effectively is evidenced by his or her: experience in the investment management business; related consulting experience; other professional experience; experience serving on the boards of directors of other public companies; educational background and professional training; prior experience serving on the Board of Directors of the Company, as well as the boards of other investment companies in the ING Funds Complex and/or of other investment companies; and experience as attendees or participants in conferences and seminars that are focused on investment company matters and/or duties that are specific to board members of registered investment companies.

Information indicating certain of the specific experience and qualifications of each Director relevant to the Board’s belief that the Director should serve in this capacity is provided in the table above in the section entitled “Information Regarding Individual Board Members of the Company.”  That table includes, for each Director, positions held with the Company, the length of such service, principal occupations during the past five years, the number of series within the ING Fund Complex for which the Director serves as a Board member and certain directorships held during the past five years.  Set forth below are certain additional specific experiences, qualifications, attributes or skills that the Board believes support a conclusion that each Director should serve as a Board member in light of the Company’s business and structure.

Colleen D. Baldwin has been a Director of the Company and a board member of other investment companies in the ING Fund Complex since 2007.  She also has served as the Chairperson of the Board’s Nominating and Governance Committee since 2009.  Ms. Baldwin has been President of Glantuam Partners, LLC, a business consulting firm, since 2009.  Prior to that, she served in senior positions at the following financial services firms: Chief Operating Officer for Ivy Asset Management, Inc. (2002-2004), a hedge fund manager; Chief Operating Officer and Head of Global Business and Product Development for AIG Global Investment Group (1995-2002), a global investment management firm; Senior Vice President at Bankers Trust Company (1994-1995); and Senior Managing Director at J.P. Morgan & Company (1987-1994).  In addition to her undergraduate degree, Ms. Baldwin has an MBA degree from Pace University.

John V. Boyer has been a Director of the Company and a board member of other investment companies in the ING Fund Complex since 2005.  He also has served as Chairperson of the Company’s I/B/F IRC since 2006 and, prior to that, as Chairperson of the Company’s Compliance Committee.  Since 2008, Mr. Boyer has been President of the Bechtler Arts Foundation for which, among his other duties, Mr. Boyer oversees all fiduciary aspects of the Foundation and assists in the oversight of the Foundation’s endowment portfolio.  Previously, he served as President and Chief Executive Officer of the Franklin and Eleanor Roosevelt Institute (2006-2007) and as Executive Director of The Mark Twain House & Museum (1989-2006) where he was responsible for overseeing business operations, including endowment portfolios.  He also served as a board member of certain predecessor mutual funds of the ING Fund Complex (1997-2005).  In addition to his undergraduate degree, Mr. Boyer has an MFA degree from Princeton University.

Patricia W. Chadwick has been a Director of the Company and a board member of other investment companies in the ING Fund Complex since 2006.  She also has served as Chairperson of the Company’s DE IRC since 2007.   Since 2000, Ms. Chadwick has been the Founder and President of Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy.  She also is a director of the Royce Fund (since 2009) and director of Wisconsin Energy Corp. (since 2006) and AMICA Mutual Insurance Company (since 1992).  Previously, she served in senior roles at several major financial services firms where her duties included the management of corporate pension

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funds, endowments and foundations, as well as management responsibilities for an asset management business.

Robert W. Crispin has been a Director of the Company and a board member of other investment companies in the ING Fund Complex since 2007.  He formerly served as Chairman and Chief Executive Officer of ING Investment Management Co. (2001-2007), an investment sub-adviser to many of the portfolios in the ING Fund Complex, and in other senior positions in financial service firms.

Peter S. Drotch has been a Director of the Company and a board member of other investment companies in the ING Fund Complex since 2007.  Prior to his retirement in 2000, he was a partner at the accounting firm of PricewaterhouseCoopers LLP, where he was the leader of the firm’s asset management practice group and acquired extensive experience with respect to audits and other financial matters relating to registered investment companies.  Since his retirement, he also has served on the boards of registered investment companies in other fund complexes (the State Street Research Funds and BlackRock Funds) from 2005 to 2007 and as a consultant with respect to investment company regulatory compliance matters.  In addition to his undergraduate degree, Mr. Drotch is a Certified Public Accountant.

J. Michael Earley has been a Director of the Company and a board member of other investment companies in the ING Fund Complex since 2002.  He also has served as Chairperson of the Company’s Audit Committee since 2003.  Mr. Earley retired in 2008 as President and Chief Executive Officer of Bankers Trust Company, N.A. (Des Moines, Iowa), where he had worked since 1992.  He also has served on the boards of directors of that company (1992-2009) and of Midamerica Financial Corporation (2002-2009), and as a board member of certain predecessor mutual funds of the ING Fund Complex (1997-2002).  In addition to his undergraduate degree, Mr. Earley has a JD degree from the University of Iowa.

Patrick W. Kenny has been a Director of the Company and a board member of other investment companies in the ING Fund Complex since 2005.  He also has served as the Chairperson of the Company’s Compliance Committee since 2006.  He previously served as President and Chief Executive Officer (2001-2009) of the International Insurance Society (insurance trade association), Executive Vice President (1998-2001) of Frontier Insurance Group (property and casualty insurance company), Senior Vice President (1995-1998) of SS&C Technologies (software and technology company), Chief Financial Officer (1988-1994) of Aetna Life & Casualty Company (multi-line insurance company), and as Partner (until 1988) of KPMG (accounting firm).  Mr. Kenny currently serves (since 2004) on the board of directors of Assured Guaranty Ltd. (provider of financial guaranty insurance) and previously served on the boards of Odyssey Re Holdings Corporation (multi-line reinsurance company) (2006-2009) and of certain predecessor mutual funds of the ING Fund Complex (2002-2005).  In addition to his undergraduate degree, Mr. Kenny has an MS degree from the University of Missouri and is a Certified Public Accountant.

Shaun P. Mathews has been a Director of the Committee and a board member of other investment companies in the ING Fund Complex since 2007.  He also is President and Chief Executive Officer of ING Investments, LLC (2006 to present).  Mr. Mathews previously served as President of ING Mutual Funds and Investment Products (2004-2006) and several other senior management positions in various aspects of the financial services business.

Sheryl K. Pressler has been a Director of the Company and a board member of other investment companies in the ING Fund Complex since 2006.  She also has served as Chairperson of the Company’s Contracts Committee since 2007.  Ms. Pressler has served as a consultant on financial matters since 2001.  Previously, she held various senior positions involving financial services, including as Chief Executive Officer (2000-2001) of Lend Lease Real Estate Investments, Inc. (real estate investment management and mortgage servicing firm), Chief Investment Officer (1994-2000) of California Public Employees’

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Retirement System (state pension fund), and Director of Retirement Funds Management (1981-1994) of McDonnell Douglas Corporation (aircraft manufacturer).  In addition to her undergraduate degree, Ms. Pressler has an MBA degree from Washington University.

Roger B. Vincent has been a Director of the Company and a board member of other investment companies in the ING Fund Complex since 2002.  He also has served as Chairman of the Board of Director since 2007 and he previously served as Chairperson of Contracts Committee and the DE IRC.  Mr. Vincent is a Director of UGI Corporation and UGI Utilities, Inc. (since 2006) and recently retired as President of Springwell Corporation (corporate finance firm).  He previously worked for 20 years at Bankers Trust Company.  He also previously served as a Director of AmeriGas Partners, L.P. (1998-2006), Tatham Offshore, Inc. (1996-2000) and Petrolane, Inc. (1993-1995), and as a board member of certain predecessor funds of the ING Fund Complex (1994-2002).  Mr. Vincent is a frequent speaker or panelist at mutual fund industry conferences and seminars.  In addition to his undergraduate degree, Mr. Vincent has an MBA degree from Harvard University.

Director Ownership of Securities

In order to further align the interests of the Independent Directors with shareholders, it is the policy of the Board for Independent Directors to own, beneficially, shares of one or more funds in the ING Fund Complex at all times (“Ownership Policy”).  For this purpose, beneficial ownership of ING Fund shares includes, in addition to direct ownership of ING Fund shares, ownership of a variable annuity contract or a variable life insurance policy whose proceeds are invested in an ING Fund within the ING Fund Complex, as well as deferred compensation payments under the Board’s deferred compensation arrangements pursuant to which the future value of such payments is based on the notional value of designated ING Fund within the ING Fund Complex.

Under this Ownership Policy, the initial value of investments in the ING Fund Complex that are beneficially owned by a Director must equal at least $100,000.  The Ownership Policy provides that a new Director shall satisfy the foregoing requirements within a reasonable amount of time, not to exceed three years, after becoming a Director.  A decline in the value of any ING Fund investments will not cause a Director to have to make any additional investments under this Ownership Policy.   As of December 31, 2010, all Independent Directors were in compliance with the Ownership Policy.

Investment in mutual funds of the ING Funds Complex by the Directors pursuant to this Ownership Policy are subject to (i) policies, applied by the mutual funds of the ING Funds Complex to other similar investors, that are designed to prevent inappropriate market timing trading practices, and (ii) to any provisions of the ING Funds’ Code of Ethics that otherwise apply to the Directors.

The following table describes each Director’s ownership of equity securities of a Portfolio overseen by the Directors and the aggregate holdings of shares of equity securities of all Portfolios for the calendar year ended December 31, 2012.

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Dollar Range of Equity Securities in Each Portfolio as of December 31, 2012
Name of Director	ING Index Solution Income Portfolio	ING Index Solution 2015 Portfolio	ING Index Solution 2020 Portfolio	ING Index Solution 2025 Portfolio	ING Index Solution 2030 Portfolio	ING Index Solution 2035 Portfolio	ING Index Solution 2040 Portfolio
Independent Directors
Colleen D. Baldwin	None	None	None	None	None	None	None
John V. Boyer	None	None	None	None	None	None	None
Patricia W. Chadwick	None	None	None	None	None	None	None
Peter S. Drotch	None	None	None	None	None	None	None
J. Michael Earley	None	None	None	None	None	None	None
Patrick W. Kenny	None	None	None	None	None	None	None
Sheryl K. Pressler	None	None	None	None	None	None	None
Roger B. Vincent	None	None	None	None	None	None	None
Directors who are “Interested Persons”
Robert W. Crispin	None	None	None	None	None	None	None
Shaun P. Mathews	None	None	None	None	None	None	None

	ING Index Solution 2045 Portfolio	ING Index Solution 2050 Portfolio	ING Index Solution 2055 Portfolio	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
Independent Directors
Colleen D. Baldwin	None	None	None	Over $100,000(1)
John V. Boyer	None	None	None	Over $100,000 $10,001 - $50,000(1)
Patricia W. Chadwick	None	None	None	Over $100,000
Peter S. Drotch	None	None	None	Over $100,000
J. Michael Earley	None	None	None	Over $100,000
Patrick W. Kenny	None	None	None	Over $100,000 Over $100,000(1)
Sheryl K. Pressler	None	None	None	Over $100,000(1)
Roger B. Vincent	None	None	None	Over $100,000 Over $100,000(1)
Directors who are “Interested Persons”
Robert W. Crispin	None	None	None	None
Shaun P. Mathews	None	None	None	Over 100,000 $50,001 - $100,000(1)

(1) Funds Held in a 401k/Deferred Compensation Account.

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Independent Director Ownership of Securities of the Adviser, the Underwriter and their Affiliates

Set forth in the table below is information regarding each Independent Director’s (and his or her immediate family members) share ownership in securities of the Company’s adviser or principal underwriter, and the ownership of securities in an entity controlling, controlled by or under common control with the investment adviser or principal underwriter of the Portfolios (not including registered investment companies) as of December 31, 2012.

Name of Director	Name of Owners And Relationship To Director	Company	Title of Class	Value of Securities	Percentage of Class
Independent Directors
Colleen D. Baldwin	N/A	N/A	N/A	N/A	N/A
John V. Boyer	N/A	N/A	N/A	N/A	N/A
Patricia W. Chadwick	N/A	N/A	N/A	N/A	N/A
Peter S. Drotch	N/A	N/A	N/A	N/A	N/A
J. Michael Earley	N/A	N/A	N/A	N/A	N/A
Patrick W. Kenny	N/A	N/A	N/A	N/A	N/A
Sheryl K. Pressler	N/A	N/A	N/A	N/A	N/A
Roger B. Vincent	N/A	N/A	N/A	N/A	N/A

Director Compensation

Each Director is reimbursed for reasonable expenses incurred in connection with each meeting of the Board or any of its Committee Meetings attended.  Each Independent Director is compensated for his or her services on a quarterly basis according to a fee schedule adopted by the Board.  The current fee schedule consists of an annual retainer, compensation for Board and Committee Chairpersons, and additional compensation for attendance at regularly schedule meetings.  The Board may from time to time designate other meetings as subject to compensation.

Each Portfolio pays each Director who is not an interested person of a Portfolio a pro rata share, as described below, of: (i) an annual retainer of $200,000; (ii) Mr. Vincent, as Chairperson of the Board, receives an additional annual retainer of $80,000; (iii) Mses. Baldwin, Chadwick, and Pressler and Messrs. Earley, Boyer, and Kenny as Chairpersons of Committees of the Board, each receives an additional annual retainer of $25,000, $30,000, $65,000, $25,000, $30,000 and $25,000, respectively; (iv) $10,000 per attendance at any of the regularly scheduled meetings (four (4) quarterly meetings, two (2) auxiliary meetings, and two (2) annual contract review meetings); and (v) out-of-pocket expenses. The Board at its discretion may from time to time designate other special meetings as subject to an attendance fee in the amount of $5,000 and $2,500 for special telephonic meetings.

The pro rata share paid by each Portfolio is based on each Portfolio’s average net assets as a percentage of the average net assets of all the funds managed by the Adviser or its affiliate, ING Investments, LLC for which the Directors serve in common as Directors.

Future Compensation Payment

Each non-interested Director who was a Director on or before May 9, 2007, and who will have served as a non-interested Director for five or more years for one or more ING Funds is entitled to a future payment (“Future Payment”), if such Director: (i) retires in accordance with the Board’s retirement policy; (ii) dies; or (iii) becomes disabled The Future Payment shall be made promptly to, as applicable, the Director

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or the Director’s estate, in an amount equal to two times the annual compensation payable to such Director, as in effect at the time of his or her retirement death or disability if Director had served as Director for at least five years as of May 9, 2007, or in a lesser amount calculated based on the proportion of time served by such Director (as compared to five years) as of May 9, 2007.  The annual compensation determination shall be based upon the annual Board membership retainer fee in effect at the time of that Director’s retirement, death or disability (but not any separate annual retainer fees for chairpersons of committees and of the Board), provided that the annual compensation used for this purpose shall not exceed the annual retainer fees as of May 9, 2007. This amount shall be paid by the ING or ING Funds on whose Board the Director was serving at the time of his or her retirement, death or disability.  Each applicable Director may elect to receive payment of his benefit in a lump sum or in three substantially equal payments.

Compensation Table

The following table sets forth information provided by the Portfolios’ investment adviser regarding compensation of Directors by each Portfolio and other funds managed by Directed Services LLC and its affiliate, ING Investments, LLC for the fiscal year ended December 31, 2012.  Officers of the Company and Directors who are interested persons of the Company do not receive any compensation from the company or any other funds managed by Directed Services LLC or its affiliates.

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Name of Person, Position	ING Index Solution Income Portfolio	ING Index Solution 2015 Portfolio	ING Index Solution 2020 Portfolio	ING Index Solution 2025 Portfolio	ING Index Solution 2030 Portfolio	ING Index Solution 2035 Portfolio	ING Index Solution 2040 Portfolio
Colleen D. Baldwin Director	$740	$903	$0	$1,235	$0	$934	$0
John V. Boyer(3) Director	$757	$924	$0	$1,263	$0	$955	$0
Patricia W. Chadwick Director	$757	$924	$0	$1,263	$0	$955	$0
Robert W. Crispin(4) Director	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Peter S. Drotch Director	$681	$831	$0	$1,136	$0	$859	$0
J. Michael Earley Director	$740	$903	$0	$1,235	$0	$934	$0
Patrick W. Kenny(3) Director	$745	$910	$0	$1,243	$0	$940	$0
Shaun P. Mathews(4) Director	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Sheryl K. Pressler Director	$840	$1,025	$0	$1,400	$0	$1,059	$0
Roger Vincent Director	$875	$1,068	$0	$1,459	$0	$1,103	$0

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Name of Person, Position	ING Index Solution 2045 Portfolio	ING Index Solution 2050 Portfolio	ING Index Solution 2055 Portfolio	Pension or Retirement Benefits Accrued As Part of Company Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Registrant and Fund Complex Paid to Directors(1)(2)
Colleen D. Baldwin Director	$546	$0	$75	None	None	$314,000
John V. Boyer(3) Director	$559	$0	$77	None	None	$321,500
Patricia W. Chadwick Director	$559	$0	$77	None	None	$321,500
Robert W. Crispin(4) Director	N/A	N/A	N/A	N/A	N/A	N/A
Peter S. Drotch Director	$503	$0	$69	None	None	$289,000
J. Michael Earley Director	$546	$0	$75	None	None	$314,000
Patrick W. Kenny(3) Director	$550	$0	$75	None	None	$316,500
Shaun P. Mathews(4) Director	N/A	N/A	N/A	N/A	N/A	N/A
Sheryl K. Pressler Director	$620	$0	$85	None	None	$356,500
Roger Vincent Director	$646	$0	$88	None	None	$371,500

(1)         Represents compensation from 147 funds (total in complex as of December 31, 2012).

(2)         Director compensation includes compensation paid by funds that are not discussed in the Prospectus or SAI.

(3)         During the fiscal year ended December 31, 2012 John Boyer and Patrick Kenny deferred $20,000 and $79,125, respectively, of their compensation from the Fund Complex.

(4)         “Interested Person” as defined in the 1940 Act, of the Company because of the affiliation with ING Groep, N.V., the parent corporation of the investment adviser, and the distributor, ING Investments Distributor, LLC.  Officers and Directors who are interested persons do not receive any compensation from the Company.

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CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25 percent of the voting securities of the Company.  A control person may be able to take actions regarding its Portfolio without the consent or approval of shareholders.

Shares of the Portfolios are owned by insurance companies as depositors of Separate Accounts which are used to fund Variable Contracts, to Qualified Plans, to investment advisers and their affiliates in connection with the creation or management of the Portfolios and certain other investment companies.

As of April 2, 2013, Directors and officers as a group owned less than 1% of any class of a Portfolio’s outstanding shares. As of April 2, 2013, to the knowledge of management, no person owned beneficially or of record more than 5% of the outstanding shares of any class of a Portfolio, except as set forth below.  Unless otherwise indicated below, the Company has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

Portfolio	Address	Class of Ownership	Percentage of Class	Percentage of Portfolio
ING Index Solution 2015	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	ADV	95.18%	74.48%
ING Index Solution 2015	ING National Trust One Orange Way Windsor, CT 06095	I	13.16%	25.52%
ING Index Solution 2015	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	I	86.84%	74.48%
ING Index Solution 2015	ING National Trust One Orange Way Windsor, CT 06095	S	51.14%	25.52%
ING Index Solution 2015	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	S	48.86%	74.48%
ING Index Solution 2015	ING National Trust One Orange Way Windsor, CT 06095	S2	16.32%	25.52%
ING Index Solution 2015	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way Windsor, CT 06095	S2	83.68%	74.48%
ING Index Solution 2015	ING Life Insurance & Annuity CO One Orange Way B3N Windsor, CT 06095	T	100.00%	74.48%
ING Index Solution 2020	Reliastar Life Insurance Company One Orange Way Windsor, CT 06095-0001	ADV	99.65%	99.65%
ING Index Solution 2020	Reliastar Life Insurance Company One Orange Way Windsor, CT 06095-0001	I	99.65%	99.65%
ING Index Solution 2020	Reliastar Life Insurance Company One Orange Way Windsor, CT 06095-0001	S	99.65%	99.65%

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Portfolio	Address	Class of Ownership	Percentage of Class	Percentage of Portfolio
ING Index Solution 2020	Reliastar Life Insurance Company One Orange Way Windsor, CT 06095-0001	S2	99.65%	99.65%
ING Index Solution 2020	Reliastar Life Insurance Company One Orange Way Windsor, CT 06095-0001	T	99.65%	99.65%
ING Index Solution 2025	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	ADV	95.09%	85.36%
ING Index Solution 2025	ING National Trust One Orange Way Windsor, CT 06095	I	20.33%	14.64%
ING Index Solution 2025	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	I	79.67%	85.36%
ING Index Solution 2025	ING National Trust One Orange Way Windsor, CT 06095	S	26.86%	14.64%
ING Index Solution 2025	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	S	73.14%	85.36%
ING Index Solution 2025	ING National Trust One Orange Way Windsor, CT 06095	S2	14.50%	14.64%
ING Index Solution 2025	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	S2	85.50%	85.36%
ING Index Solution 2025	ING Life Insurance & Annuity CO One Orange Way Windsor, CT 06095	T	100.00%	85.36%
ING Index Solution 2030	Reliastar Life Insurance Company One Orange Way Windsor, CT 06095-0001	ADV	99.65%	99.65%
ING Index Solution 2030	Reliastar Life Insurance Company One Orange Way Windsor, CT 06095-0001	I	99.65%	99.65%
ING Index Solution 2030	Reliastar Life Insurance Company One Orange Way Windsor, CT 06095-0001	S	99.65%	99.65%
ING Index Solution 2030	Reliastar Life Insurance Company One Orange Way Windsor, CT 06095-0001	S2	99.65%	99.65%
ING Index Solution 2030	Reliastar Life Insurance Company One Orange Way Windsor, CT 06095-0001	T	99.65%	99.65%
ING Index Solution 2035	ING National Trust One Orange Way Windsor, CT 06095	ADV	5.14%	12.54%
ING Index Solution 2035	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	ADV	94.86%	87.46%

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Portfolio	Address	Class of Ownership	Percentage of Class	Percentage of Portfolio
ING Index Solution 2035	ING National Trust One Orange Way Windsor, CT 06095	I	23.05%	12.54%
ING Index Solution 2035	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	I	76.95%	87.46%
ING Index Solution 2035	ING National Trust One Orange Way Windsor, CT 06095	S	21.12%	12.54%
ING Index Solution 2035	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	S	78.88%	87.46%
ING Index Solution 2035	ING National Trust One Orange Way Windsor, CT 06095	S2	17.22%	12.54%
ING Index Solution 2035	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	S2	82.78%	87.46%
ING Index Solution 2035	ING Life Insurance & Annuity CO One Orange Way Windsor, CT 06095	T	100.00%	87.46%
ING Index Solution 2040	Reliastar Life Insurance Company One Orange Way Windsor, CT 06095-0001	ADV	99.65%	99.65%
ING Index Solution 2040	Reliastar Life Insurance Company One Orange Way Windsor, CT 06095-0001	I	99.65%	99.65%
ING Index Solution 2040	Reliastar Life Insurance Company One Orange Way Windsor, CT 06095-0001	S	99.65%	99.65%
ING Index Solution 2040	Reliastar Life Insurance Company One Orange Way Windsor, CT 06095-0001	S3	99.65%	99.65%
ING Index Solution 2040	Reliastar Life Insurance Company One Orange Way Windsor, CT 06095-0001	T	99.65%	99.65%
ING Index Solution 2045	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	ADV	95.22%	88.42%
ING Index Solution 2045	ING National Trust One Orange Way Windsor, CT 06095	I	33.35%	11.58%
ING Index Solution 2045	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	I	66.65%	88.42%
ING Index Solution 2045	ING National Trust One Orange Way Windsor, CT 06095	S	17.57%	11.58%
ING Index Solution 2045	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	S	82.43%	88.42%

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Portfolio	Address	Class of Ownership	Percentage of Class	Percentage of Portfolio
ING Index Solution 2045	ING National Trust One Orange Way Windsor, CT 06095	S2	17.47%	11.58%
ING Index Solution 2045	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	S2	82.53%	88.42%
ING Index Solution 2045	ING Life Insurance & Annuity CO One Orange Way Windsor, CT 06095	T	100.00%	88.42%
ING Index Solution 2050	Reliastar Life Insurance Company One Orange Way Windsor, CT 06095-0001	ADV	99.64%	99.64%
ING Index Solution 2050	Reliastar Life Insurance Company One Orange Way Windsor, CT 06095-0001	I	99.64%	99.64%
ING Index Solution 2050	Reliastar Life Insurance Company One Orange Way Windsor, CT 06095-0001	S	99.64%	99.64%
ING Index Solution 2050	Reliastar Life Insurance Company One Orange Way Windsor, CT 06095-0001	S2	99.64%	99.64%
ING Index Solution 2050	Reliastar Life Insurance Company One Orange Way Windsor, CT 06095-0001	T	99.64%	99.64%
ING Index Solution 2055	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	ADV	96.42%	89.21%
ING Index Solution 2055	ING National Trust One Orange Way Windsor, CT 06095	I	30.10%	10.78%
ING Index Solution 2055	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	I	69.90%	89.21%
ING Index Solution 2055	ING National Trust One Orange Way Windsor, CT 06095	S	11.44%	10.78%
ING Index Solution 2055	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	S	88.56%	89.21%
ING Index Solution 2055	ING National Trust One Orange Way Windsor, CT 06095	S2	31.42%	10.78%
ING Index Solution 2055	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	S2	68.58%	89.21%
ING Index Solution 2055	Reliastar Life Insurance Company One Orange Way Windsor, CT 06095-0001	T	99.66%	0.01%
ING Index Solution Income	ING National Trust One Orange Way Windsor, CT 06095	ADV	8.83%	67.08%

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Portfolio	Address	Class of Ownership	Percentage of Class	Percentage of Portfolio
ING Index Solution Income	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	ADV	91.17%	32.92%
ING Index Solution Income	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	I	95.38%	32.92%
ING Index Solution Income	ING National Trust One Orange Way Windsor, CT 06095	S	85.97%	67.08%
ING Index Solution Income	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	S	14.03%	32.92%
ING Index Solution Income	ING National Trust One Orange Way Windsor, CT 06095	S2	24.23%	67.08%
ING Index Solution Income	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	S2	75.77%	32.92%
ING Index Solution Income	ING Life Insurance & Annuity CO One Orange Way Windsor, CT 06095	T	100.00%	32.92%

CODE OF ETHICS

The Portfolios, the Adviser, and the Distributor (as principal underwriter) have adopted a code of ethics (“Code of Ethics” or written supervisory procedures) in accordance with Rule 17j-1 under the 1940 Act governing personal trading by persons who manage, or who have access to trading activity by a Portfolio.  The Code of Ethics allows trades to be made in securites that may be held by a Portfolio, however, it prohibits a person from taking advantage of portfolio trades or from acting on inside information. Personal trading is permitted by such persons subject to certain restrictions; however, they are generally required to pre-clear all security transactions with the Company’s Compliance Department and to report all transactions on a regular basis.  The sub-advisers have adopted their own Codes of Ethics to govern the personal trading activities of their personnel. Information about the Code of Ethics may be obtained by calling the SEC’s Public Reference Room at 1-202-942-8090.  Copies of the Code of Ethics may also be obtained on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.  Alternatively, this information may be obtained, upon payment of a duplicating fee, by writing the Public reference Section of the SEC, Washington D.C. 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov.

PROXY VOTING PROCEDURES

The Board has adopted proxy voting procedures and guidelines to govern the voting of proxies relating to the Portfolios’ portfolio securities.  The procedures provide that, under most circumstances, funds-of-funds, including the Portfolios, will “echo” vote their interests in Underlying Funds.  This means that, if a Portfolio must vote on a proposal with respect to an Underlying Fund, the Portfolio will vote its interest in that Underlying Fund in the same proportion that all other shareholders in the Underlying Fund voted their interests.  The effect of echo voting may be that a small number of shareholders may determine the outcome of a vote. The procedures delegate to the adviser the authority to vote proxies relating to portfolio securities, and provide a method for responding to potential conflicts of interest.  In delegating

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voting authority to the adviser, the Board has also approved the adviser’s proxy voting procedures, which require the adviser to vote proxies in accordance with the Company’s proxy voting procedures and guidelines. An independent proxy voting service has been retained to assist in the voting of Portfolio proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services.  In addition, the Compliance Committee oversees the implementation of the Company’s proxy voting procedures.  A copy of the proxy voting procedures and guidelines of the Company, including the proxy voting procedures of the adviser, is attached hereto as Appendix B.  No later than August 31st of each year, information regarding how the Portfolios voted proxies relating to portfolio securities for the one-year period ending June 30th is available through ING’s website (www.INGInvestment.com) or by accessing the SEC’s EDGAR database (www.sec.gov).

ADVISER

The adviser for the Portfolios is Directed Services LLC (“Adviser” or “DSL”) which is registered with the SEC as an investment adviser and serves as an investment adviser to registered investment companies (or series thereof), as well as structured vehicles. The Adviser, subject to the authority of the Board, has the overall responsibility for the management of a Portfolio’s portfolio subject to delegation of certain responsibilities to another investment adviser. The Adviser is s Delaware limited liability company that is an indirect, wholly-owned subsidiary of ING U.S., Inc. (“ING U.S.”). ING U.S. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries. As of the date of this SAI, ING U.S. is a wholly-owned subsidiary of ING Groep. ING Groep is a global financial institution of Dutch origin with operations in more than 40 countries. The principal executive offices of ING U.S. are located at 5780 Powers Ferry Road N.S., Atlanta, GA 30327-4390 and the principal executive offices of ING Groep are located at Amstelveenseweg 500, 1081 KL, P.O. Box 810, 1000 AV Amsterdam, Netherlands. DSL’s principal address is 1475 Dunwoody Drive, West Chester, Pennsylvania 19380.

In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including ING U.S., before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep must divest at least 25% of ING U.S. by the end of 2013, more than 50% by the end of 2014, and the remaining interest by the end of 2016 (such divestment, the “Separation Plan”).

On November 9, 2012, ING U.S. filed a Registration Statement on Form S-1 (the “Form S-1”) with the U.S. Securities and Exchange Commission (“SEC”) to register an initial public offering of ING U.S. common stock (the “IPO”). Following an IPO, ING Groep would likely continue to own a majority of the common stock of ING U.S. Subsequent to an IPO, ING Groep would likely sell its controlling ownership interest in ING U.S. over time. While the base case for the Separation Plan is the IPO, all options remain open and it is possible that ING Groep’s divestment of ING U.S. may take place by means of a sale to a single buyer or group of buyers. Notwithstanding the filing of the Form S-1, there can be no assurance that the IPO will occur.

It is anticipated that one or more of the transactions contemplated by the Separation Plan would result in the automatic termination of the existing advisory and sub-advisory agreements under which the Adviser and sub-adviser(s) provide services to the Portfolios. In order to ensure that the existing investment advisory and sub-advisory services can continue uninterrupted, the Board approved new advisory and sub-advisory agreements for the Portfolios, as applicable, in connection with the IPO. In addition, shareholders of ING Index Solution 2020 Portfolio, ING Index Solution 2030 Portfolio, ING Index Solution 2040 Portfolio, and ING Index Solution 2050 Portfolio, approved the new investment advisory and sub-advisory agreements prompted by the IPO, as well as any future advisory and sub-advisory agreements prompted by the Separation Plan that are approved by the Board and whose terms are not be materially different from the current agreements. This means that shareholders may not have another opportunity to vote on a new agreement with the Adviser or an affiliated sub-adviser even if they undergo a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of ING U.S.

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On March 18, 2013, shareholders of ING Index Solution Income Portfolio, ING Index Solution 2015 Portfolio, ING Index Solution 2025 Portfolio, ING Index Solution 2035 Portfolio; ING Index Solution 2045 Portfolio, and ING Index Solution 2055 Portfolio were sent a proxy statement asking them to approve new investment advisory and sub-advisory agreements prompted by the IPO, as well as any future advisory and sub-advisory agreements prompted by the Separation Plan that are approved by the Board and whose terms are not be materially different from the current agreements. If this proposal is approved, shareholders may not have another opportunity to vote on a new agreement with the Adviser or an affiliated sub-adviser even if they undergo a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of ING U.S.

The Separation Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of ING U.S. and its subsidiaries, including the Adviser and affiliated entities that provide services to the Portfolios, and may cause, among other things, interruption of business operations or services, diversion of management’s attention from day-to-day operations, reduced access to capital, and loss of key employees or customers. The completion of the Separation Plan is expected to result in the Adviser’s loss of access to the resources of ING Groep, which could adversely affect its business. It is anticipated that ING U.S., as a stand-alone entity, may be a publicly held U.S. company subject to the reporting requirements of the Securities Exchange Act of 1934 as well as other U.S. government and state regulations, and subject to the risk of changing regulation.

During the time that ING Groep retains a majority interest in ING U.S., circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep by European and other authorities, may also affect ING U.S. A failure to complete the Separation Plan could create uncertainty about the nature of the relationship between ING U.S. and ING Groep, and could adversely affect ING U.S. and the Adviser and its affiliates. Currently, the Adviser and its affiliates do not anticipate that the Separation Plan will have a material adverse impact on their operations or the Portfolios and their operations.

The Adviser serves pursuant to an investment management agreement (“Investment Advisory Agreement”) between the Adviser and the Company, on behalf of the Portfolios. The Adviser, subject to the authority of the Board, is responsible for providing all supervisory, management, and administrative services reasonably necessary for the operation of the Portfolios other than the investment advisory services performed by the sub-advisers. These services include, among other things to: (i) supervise all aspects of the operations of the Company; (ii) select the securities to be purchased, sold, or exchanged by each Portfolio, and place trades on behalf of each Portfolio, or delegate such responsibility to one or more sub-advisers; (iii) obtain the services of, contract with, and provide instructions to custodians and/or sub-custodians of each Portfolio’s securities, transfer agents, dividend paying agents, pricing services and other service providers as are necessary to carry out the terms of the Investment Advisory Agreement; (iv) monitor the investment program maintained by each sub-adviser for a Portfolio and the sub-advisers’ compliance programs to ensure that the Portfolio’s assets are invested in compliance with the sub-advisory agreement and the Portfolio’s investment objectives and policies as adopted by the Board and described in the most current effective amendment to the registration statement for the Portfolio, as filed with the SEC under the 1933 Act and the 1940 Act; (v) allocate Portfolio assets among the sub-advisers; (vi) review all data and financial reports prepared by each sub-adviser to assure that they are in compliance with applicable requirements and meet the provisions of applicable laws and regulations; (vii) establish and maintain regular communications with each sub-adviser to share information it obtains with each sub-adviser concerning the effect of developments and data on the investment program maintained by the sub-adviser; (viii) oversee all matters relating to the offer and sale of the Portfolios’ shares, the Company’s corporate governance, reports to the Board, contracts with all third parties on behalf of the Portfolios for services to the Portfolios, reports to regulatory authorities and compliance with all applicable rules and regulations affecting the Portfolios’ operations; and (ix) take other actions that appear to the Adviser and the Board to be necessary.

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The Investment Advisory Agreement provides that the Adviser shall pay: (i) the salaries, employment benefits and other related costs of those of its personnel engaged in providing investment advice to the Portfolios, including, without limitation, office space, office equipment, telephone and postage costs; and (ii) any fees and expenses of all Directors, officers and employees, if any, of the Company who are employees of the Adviser or an affiliated entity and any salaries and employment benefits payable to those persons. The Adviser shall make their officers and employees available to the Board and officers of the Company for consultation and discussions regarding the supervision and administration of the Portfolios.

After an initial term of two (2) years, the Investment Advisory Agreement continues in effect from year-to-year with respect to each Portfolio so long as such continuance is specifically approved at least annually by: (i) the Board of Directors; or (ii) the vote of a “majority” (as defined in the 1940 Act) of a Portfolio’s outstanding voting shares voting as a single class and provided that such continuance is also approved by at least a majority of the Board who are not “interested persons” (as defined in the 1940 Act) of the Company or the Adviser by a vote cast in person at a meeting called for the purpose of voting on such approval.

The Investment Advisory Agreement may be terminated as to a particular Portfolio at any time without penalty at any time on sixty days written notice by: (i) the Directors; (ii) a majority vote of the outstanding voting securities (as defined in Section 2(a)(4) of the 1940 Act) of that Portfolio; or (iv) DSL, on sixty (60) days’ prior written notice to the other party. The Investment Advisory Agreement terminates automatically in the event of its “assignment” (as defined in Section 2(a)(4) of the 1940 Act).

Approval of Investment Advisory Agreement

For information regarding the basis for the Board’s approval of the investment advisory agreement for each Portfolio, please refer to the Portfolios’ annual shareholder report dated December 31, 2012.

Advisory Fees

As compensation for its services under the Investment Advisory Agreement, each Portfolio pays its Adviser, expressed as an annual rate, a monthly fee in arrears equal to the following as a percentage of each Portfolio’s average daily net assets during the month:

Portfolio	Annual Advisory Fee
ING Index Solution Income	0.10% of the Portfolio’s average daily net assets
ING Index Solution 2015	0.10% of the Portfolio’s average daily net assets
ING Index Solution 2020(1)	If the Portfolio invests in Affiliated Underlying Funds (2): 0.10%; and If the Portfolio invests in Direct Investments(3): 0.30%
ING Index Solution 2025	0.10% of the Portfolio’s average daily net assets
ING Index Solution 2030(1)	If the Portfolio invests in Affiliated Underlying Funds (2): 0.10%; and If the Portfolio invests in Direct Investments(3): 0.30%
ING Index Solution 2035	0.10% of the Portfolio’s average daily net assets
ING Index Solution 2040(1)	If the Portfolio invests in Affiliated Underlying Funds (2): 0.10%; and If the Portfolio invests in Direct Investments(3): 0.30%
ING Index Solution 2045	0.10% of the Portfolio’s average daily net assets
ING Index Solution 2050(1)	If the Portfolio invests in Affiliated Underlying Funds (2): 0.10%; and If the Portfolio invests in Direct Investments(3): 0.30%
ING Index Solution 2055	0.10% of the Portfolio’s average daily net assets

(1)           For the fiscal year ended December 31, 2012, the Portfolio paid its Adviser an advisory fee, expressed as an annual rate, a monthly fee in arrears equal to 0.10% of the Portfolio’s average daily net assets during the month. Effective

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April 30, 2013, each Portfolio’s Management Fee was changed to a “bifurcated fee” structure as follows: an annual rate of 0.10% of a Portfolio’s averaged daily net assets invested in Underlying Funds within the ING Fund complex; and 0.30% of a Portfolio’s average daily net assets in direct investments, which include, but are not limited to, exchange-traded funds, securities issued by non-investment company issuers, such as operating companies, and derivative instruments.

(2)           “Affiliated Underlying Funds” shall mean open-end investment companies registered under the 1940 Act which are ‘affiliated’ with the Portfolios as such term is defined in Section 2(a)(3) of the 1940 Act.

(3)           “Direct Investments” shall mean assets which are not shares of open-end investment companies registered under the 1940 Act.

Consultant

Out of its advisory fee, the Adviser pays ING Investment Management Co. LLC (the “Consultant”) a consulting fee with respect to ING Index Solution Income Portfolio, ING Index Solution 2015 Portfolio, ING Index Solution 2025 Portfolio, ING Index Solution 2035 Portfolio, ING Index Solution 2045 Portfolio, and Index ING Solution 2055 Portfolio. The consulting fee is equal to 0.03% of the aggregated assets of these Portfolios’ average daily net assets

Expense Limitation Agreement

The Adviser has entered into an expense limitation agreement with the Portfolios (“Expense Limitation Agreement”) pursuant to which the Adviser has agreed to waive or limit its fees. In connection with the agreement and certain U.S. tax requirements, the Adviser will assume other expenses so that the total annual ordinary operating expenses of the Portfolios which excludes interest, taxes, brokerage commissions, (acquired fund fees and expenses are also excluded for ING Index Solution 2020 Portfolio, ING Index Solution 2030 Portfolio, ING Index Solution 2040 Portfolio, and ING Index Solution 2050 Portfolio), other investment-related costs, extraordinary expenses such as litigation, other expenses not incurred in the ordinary course of each Portfolio’s business, and expenses of any counsel or other persons or services retained by the Portfolios’ Independent Directors or any sub-adviser do not exceed the following expense limitations:

Portfolio	Adviser Class	Initial Class	Service Class	Service 2 Class	T Class
ING Index Solution Income(1)	0.62%	0.12%	0.37%	0.52%	0.82%
ING Index Solution 2015(1)	0.62%	0.12%	0.37%	0.52%	0.82%
ING Index Solution 2020	1.01%	0.51%	0.76%	0.91%	1.21%
ING Index Solution 2025(1)	0.62%	0.12%	0.37%	0.52%	0.82%
ING Index Solution 2030	1.01%	0.51%	0.76%	0.91%	1.21%
ING Index Solution 2035(1)	0.62%	0.12%	0.37%	0.52%	0.82%
ING Index Solution 2040	1.00%	0.50%	0.75%	0.90%	1.20%
ING Index Solution 2045(1)	0.62%	0.12%	0.37%	0.52%	0.82%
ING Index Solution 2050	1.01%	0.51%	0.76%	0.91%	1.21%
ING Index Solution 2055(1)	0.62%	0.12%	0.37%	0.52%	0.82%

(1) The Portfolio’s Expense Limitation Agreement does not exclude acquired fund fees and expenses.

Each Portfolio may at a later date reimburse the Adviser for management fees waived and other expenses assumed by the Adviser during the previous thirty-six (36) months, but only if, after such reimbursement, the Portfolio’s expense ratios do not exceed the percentage described above. The Adviser will only be reimbursed for fees waived or expenses assumed after the effective date of the Expense Limitation Agreement.

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The Expense Limitation Agreement provides that the expense limitations shall continue until at least May 1, 2014 for ING Index Solution Income Portfolio, ING Index Solution 2015 Portfolio, ING Index Solution 2025 Portfolio, ING Index Solution 2035 Portfolio, ING Index Solution 2045 Portfolio, and ING Index Solution 2055 Portfolio. The expense limitations shall continue until at least May 1, 2018 for ING Index Solution 2020 Portfolio, ING Index Solution 2030 Portfolio, ING Index Solution 2040 Portfolio, and ING Index Solution 2050 Portfolio. The expense limitations are contractual and, after the initial term, shall renew automatically for one-year terms unless the Adviser provides written notice of termination of the Expense Limitation Agreement to the Independent Chairperson of the Board within ninety (90) days of the end of the then-current term for that Portfolio or upon termination of the Investment Advisory Agreement. The Expense Limitation Agreement may also be terminated by the Company, without payment of any penalty, upon written notice to the Adviser at its principal place of business.

Total Advisory Fees Paid

The following chart sets forth the total amounts the Portfolios paid the Adviser for the fiscal years ended December 31, 2012, 2011, and 2010.

Portfolio	2012	2011		2010
ING Index Solution Income	$183,472	$177,182		$172,948
ING Index Solution 2015	$225,478	$181,688		$140,768
ING Index Solution 2020	$18	$4	(1)	N/A
ING Index Solution 2025	$309,326	$223,376		$152,913
ING Index Solution 2030	$18	$4	(1)	N/A
ING Index Solution 2035	$234,643	$164,375		$104,637
ING Index Solution 2040	$18	$4	(1)	N/A
ING Index Solution 2045	$137,094	$94,705		$51,066
ING Index Solution 2050	$18	$4	(1)	N/A
ING Index Solution 2055	$19,005	$6,698		$1,293	(2)

(1) The Portfolio commenced operations on October 3, 2011. The Advisory fees paid reflect the three-month period from October 3, 2011 through December 31, 2011.

(2) The Portfolio commenced operations on March 8, 2010. The Advisory fees paid reflect the ten-month period from March 8, 2010 through December 31, 2010.

INVESTMENT COMMITTEE

ING INDEX SOLUTION INCOME PORTFOLIO, ING INDEX SOLUTION 2015 PORTFOLIO, ING INDEX SOLUTION 2025 PORTFOLIO, ING INDEX SOLUTION 2035 PORTFOLIO, ING INDEX SOLUTION 2045 PORTFOLIO, AND ING INDEX SOLUTION 2055 PORTFOLIO ONLY.

An Investment Committee of the Adviser reviews the allocation of each Portfolio’s assets. The Investment Committee is responsible for the day-to-day management of the Portfolios. No member of the Investment Committee is solely responsible for making recommendations for Portfolio purchases or sales or asset allocation recommendations.

The Investment Committee consists of the following persons: Heather Hackett, CFA, Halvard Kvaale, CIMA, and Paul Zemsky, CFA. Mr. Zemsky has been on the Investment Committee since the Portfolios’ inception. Ms. Hackett has been on the Investment Committee since August 2009. Mr. Kvaale has been on the Investment Committee since August 2012.

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Heather Hackett, CFA, Vice President, Committee Member, and Portfolio Manager, has been with ING IM since 2005 and is primarily responsible for outcome oriented asset allocation products and customized portfolios for clients. She joined ING IM in 2005 as a portfolio specialist supporting the international equity and asset allocation teams. Prior to joining ING IM, Ms. Hackett was an analyst in the Consulting Group of Smith Barney.

Halvard Kvaale, CIMA, Committee Member and Portfolio Manager, as well as Head of ING IM’s Manager Research and Selection within the Multi-Asset Strategies and Solutions Group, has been with ING since August 2012. Prior to joining ING, Mr. Kvaale was with Morgan Stanley Smith Barney Consulting Group from 2006 to 2012, most recently as managing director and head of their portfolio advisory services group. Prior to that, he served as the head of global manager research and fee-based advisory solutions at Deutsche Bank, and at Prudential Investments he managed the third party Consulting Program as we as running the Investment Management Analysis Unit and the Senior Consulting Group.

Paul Zemsky, CFA, Committee Member, Portfolio Manager, and Chief Investment Officer of ING IM’s multi-asset strategies. He joined ING IM in 2005 as head of derivative strategies.

Other Accounts Managed

The following table shows the number of accounts and total assets in the accounts overseen by each member of the investment committee as of December 31, 2012:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Investment Committee Member	Number of Accounts	Total Assets	Number of Accounts*	Total Assets	Number of Accounts	Total Assets
Heather Hackett, CFA	43	$16,901,054,888	34	$411,730,192	0	$0
Halvard Kvaale, CIMA	37	$15,720,209,712	34	$411,730,192	0	$0
Paul Zemsky, CFA	49	$17,584,230,995	36	$1,443,628,153	0	$0

*              None of these accounts have an advisory fee based on performance.

Potential Conflict of Interest

Potential conflicts of interest may arise in the Investment Committee Members’ management of the Portfolios. The Investment Committee may be subject to competing interests that have the potential to influence its decision making with regard to the allocation of Portfolio assets. For example, one Underlying Fund may pay advisory fees that are higher than others, and some Underlying Funds have a sub-adviser that is affiliated with DSL, while others do not. Therefore, the Investment Committee may have an incentive to allocate Portfolio assets in a manner that benefits DSL’s or an affiliate’s interests, or the interests of an Underlying Fund in addition to or in lieu of the Portfolio’s interests. In addition, the Investment Committee may believe that certain Underlying Funds may benefit from additional assets or could be harmed by redemptions.

The Investment Committee may also be subject to other conflicts of interest. The Investment Committee’s insurance company affiliates that issue the Variable Contracts bear investment risk for guarantees and benefits under those Variable Contracts and related riders. An insurer may suggest specifications for the risk/return characteristics of investment options offered under its Variable Contracts including a Portfolio,

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or may believe that the Portfolio’s selection and allocation to particular Underlying Funds could lessen the insurance company’s potential investment risk or make it easier for the insurance company to hedge its investment risk. While the investment process is intended to produce allocation decisions that are in the best interests of a Portfolio and its shareholders, investors bear the risk that decisions may be influenced by this and other potential conflicts of interest.

Compensation Structure of Investment Committee Member

An Investment Committee Member’s compensation consists of: (i) fixed base pay; (ii) variable compensation which is based primarily on investment performance of the portfolios they oversee but also includes firm performance; and (c) long-term equity awards tied to the performance of the parent company, ING Groep.

The firm’s compensation philosophy is to pay for performance and to leverage highly the variable side of the compensation equation.  Variable incentive compensation is based on benchmark and peer group relative performance.  ING IM has defined indices for the Investment Committee Members (here the S&P Target Date Retirement Income Index, the S&P Target Date 2015 Index, the S&P Target Date 2025 Index, the S&P Target Date 2035 Index, and the S&P Target Date 2045 Index), where applicable, peer groups including but not limited to Russell, Morningstar, PSN and Lipper, and set performance goals to appropriately reflect requirements for the Committee. The measures are outlined on a “scorecard” that is reviewed on an annual basis. These scorecards measure investment performance versus peer groups over one, three and five-year periods for all accounts managed. The results for overall ING IM scorecards are calculated on an asset weighted performance basis of the individual team scorecards. ING’s approach to compensation emphasizes consistent performance over a long term basis. Our bonus structure is aligned to that objective.

Based on job function, internal comparators and external market data, Investment Committee Members participate in the ING Long-Term Incentive Plan. Plan awards are based on the current year’s performance as defined by the firm’s component of the annual incentive plan. The awards vest ratably over three years and are paid in a combination of ING restricted stock and restricted performance units.

The Investment Committee Members earning $150,000 or more in base salary compensation may participate in ING IM’s deferred compensation plan. The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, ING stock or at annual fixed interest rates. Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.

The Investment Committee Members participate in ING IM’s Pension and Retirement Plans, which are available generally to all salaried employees.

Investment Committee Member Ownership of Securities

The following table shows the dollar range of shares of each Portfolio owned by each investment committee member as of December 31, 2012, including investments by his/her immediate family members and amounts invested through retirement and deferred compensation plans.

Dollar Range of
Investment Committee Member	Portfolio Shares Owned

Heather Hackett	None
Halvard Kvaale	None
Paul Zemsky	None

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SUB-ADVISER

ING INDEX SOLUTION 2020 PORTFOLIO, ING INDEX SOLUTION 2030 PORTFOLIO, ING INDEX SOLUTION 2040 PORTFOLIO, AND ING INDEX SOLUTION 2050 PORTFOLIO ONLY.

The Investment Advisory Agreement provides that the Adviser, with the approval of the Board, may select and employ investment advisers to serve as sub-advisers for the Portfolios, and shall monitor the sub-advisers’ investment programs and results, and coordinate the investment activities of the sub-advisers to ensure compliance with regulatory restrictions. The Adviser has engaged the services of ING IM to provide sub-advisory services to the Portfolios. The Adviser and the sub-adviser have entered into a sub-advisory agreement which was approved by the Directors and by the shareholders of the Portfolios.

The Adviser pays all of its expenses arising from the performance of its obligations under the Investment Advisory Agreement, including all fees payable to the Sub-Adviser, and executive salaries and expenses of the Directors and Officers of the Company who are employees of the Adviser or its affiliates. The Sub-Adviser pays all of its expenses arising from the performance of its obligations under the Sub-Advisory Agreement.

After an initial term of two (2) years, the Sub-Advisory Agreement continues in effect from year-to-year so long as such continuance is specifically approved at least annually by: (i) the Board; or (ii) the vote of a “majority” (as defined in the 1940 Act) of the Portfolios’ outstanding shares voting as a single class; provided, that in either event the continuance is also approved by at least a majority of the Independent Trustees by a vote case in person at a meeting called for the purpose of voting on such approval.

The Sub-Advisory Agreement is terminable as to a particular Portfolio without penalty with not less than sixty (60) days’ written notice by the Board or by a vote of the holders of a majority of the Portfolios’ outstanding voting securities, at any time by: (i) the Board; (ii) the Adviser; or (iii) the shareholders of the Portfolios upon 60 days’ prior written notice. The Sub-Advisory Agreement will terminate automatically in the event of its “assignment” (as defined in the 1940 Act).

Approval of Sub-Advisory Agreement

For information regarding the basis for the Board’s approval of the sub-advisory relationship for the Portfolios, please refer to the Portfolios’ semi-annual shareholder report to be dated June 30, 2013.

Manager-of-Managers Structure

On May 24, 2002, the SEC issued an Exemptive Order permitting the Adviser to enter into new investment sub-advisory agreements with non-affiliated sub-advisers or to materially amend an existing sub-advisory agreement, subject to the approval by the Board (including a majority of Independent Trustees), but without shareholder approval. This authority is subject to certain conditions, including: (i) the requirement that the Trustees (including a majority of Independent Trustees) must approve any new or amended sub-advisory agreements with a sub-adviser on behalf of a fund; (ii) the condition that an information statement describing any change in sub-adviser will be provided to shareholders within 90 days of the change; and (iii) a fund’s shareholders have approved the arrangement.

The Adviser remains responsible for providing general management services to the Portfolios, including overall supervisory responsibility for the general management and investment of the Portfolios’ assets, and, subject to the review and approval of the Board, will among other things: (i) set the Portfolios’ overall investment strategies; (ii) evaluate, select, and recommend sub-advisers to manage all or part of

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the Portfolios’ assets; (iii) when appropriate, allocate and reallocate the Portfolios’ assets among multiple sub-advisers; (iv) monitor and evaluate the investment performance of sub-advisers; and (v) implement procedures reasonably designed to ensure that the sub-advisers comply with the Portfolios’ investment objective, policies, and restrictions.

Pursuant to the Sub-Advisory Agreement between the Adviser and the Sub-Adviser, ING IM serves as the Sub-Adviser to the Portfolios. In this capacity, the Sub-Adviser, subject to the supervision and control of the Adviser and the Board, manages the Portfolios’ portfolio investments consistently with its investment objective, and execute any of the Portfolios’ investment policies that it deems appropriate to utilize from time to time. Fees payable under the Sub-Advisory Agreement are based on an annual fee as disclosed below and are paid monthly in arrears by the Adviser. ING IM, a Connecticut Corporation, is located at 230 Park Avenue, New York, NY 10169. ING IM is a wholly-owned subsidiary of ING Groep and an affiliate of ING Investments.

Sub-Advisory Fees

The following table sets forth, expressed as an annual rate, the monthly fee paid by the Adviser to the Sub-Adviser as a percentage of the Portfolios’ average daily net assets during the month:

Portfolio	Annual Sub-Advisory Fee
ING Index Solution 2020	If the Portfolio invests in Affiliated Underlying Funds (1): 0.045%; and If the Portfolio invests in Direct Investments(2): 0.135%
ING Index Solution 2030	If the Portfolio invests in Affiliated Underlying Funds (1): 0.045%; and If the Portfolio invests in Direct Investments(2): 0.135%
ING Index Solution 2040	If the Portfolio invests in Affiliated Underlying Funds (1): 0.045%; and If the Portfolio invests in Direct Investments(2): 0.135%
ING Index Solution 2050	If the Portfolio invests in Affiliated Underlying Funds (1): 0.045%; and If the Portfolio invests in Direct Investments(2): 0.135%

(1) “Affiliated Underlying Funds” shall mean open-end investment companies registered under the 1940 Act which are ‘affiliated’ with the Portfolios as such term is defined in Section 2(a)(3) of the 1940 Act.

(2) “Direct Investments” shall mean assets which are not shares of open-end investment companies registered under the 1940 Act.

Total Sub-Advisory Fees Paid

Because the Portfolios were managed by an Investment Committee prior to May 1, 2013, no sub-advisory fees were paid by the Portfolios to the Sub-Adviser.

PORTFOLIO MANAGERS

Other Accounts Managed

The following table sets forth the number of accounts and total assets in the accounts managed by each portfolio manager as of December 31, 2012:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts*	Total Assets	Number of Accounts*	Total Assets
Heather Hackett, CFA	43	$16,901,054,888	34	$411,730,192	0	$0
Halvard Kvaale, CIMA	37	$15,720,209,712	34	$411,730,192	0	$0

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	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts*	Total Assets	Number of Accounts*	Total Assets
Paul Zemsky, CFA	49	$17,584,230,995	36	$1,443,628,153	0	$0

* None of these accounts have an advisory fee based on performance.

Potential Material Conflicts of Interest

A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to the Portfolios. These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs, and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for the portfolio manager’s various accounts, the allocation of investment opportunities among those accounts, or differences in the advisory fees paid by the portfolio manager’s accounts.

A potential conflict of interest may arise as a result of the portfolio manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.

A portfolio manager may also manage accounts whose objectives and policies differ from those of the Portfolios. These differences may be such that, under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, if an account were to sell a significant position in a security which could cause the market price of that security to decrease while the Portfolios maintained their position in that security.

A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees — the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee.

As part of its compliance program, the Sub-Adviser has adopted policies and procedures reasonably designed to address the potential conflicts of interest described above.

Finally, a potential conflict of interest may arise because the investment mandates for certain other accounts, such as hedge funds, may allow extensive use of short sales which, in theory, could allow them to enter into short positions in securities where other accounts hold long positions. The Sub-Adviser has policies and procedures reasonably designed to limit and monitor short sales by the other accounts to avoid harm to the Portfolios.

Compensation

The portfolio managers’ (“Portfolio Managers”) compensation consists of:  (i) a fixed base salary; (ii) a bonus, which is based on ING IM performance, one, three and five year pre-tax performance of the accounts the portfolio managers are primarily and jointly responsible for relative to account benchmarks, peer universe performance, and revenue growth and net cash flow growth (changes in the accounts’ net assets not attributable to changes in the value of the accounts’ investments) of the accounts they are

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responsible for; and (iii) long-term equity awards tied to the performance of our parent company, ING Groep and/or a notional investment in a pre-defined set of ING IM sub-advised Portfolios.

Portfolio managers are also eligible to receive an annual cash incentive award delivered in some combination of cash and a deferred award in the form of ING stock. The overall design of the annual incentive plan was developed to tie pay to both performance and cash flows, structured in such a way as to drive performance and promote retention of top talent. As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators. Investment performance is measured on both relative and absolute performance in all areas.

ING IM has defined indices (here the S&P Target Date 2020, the S&P Target Date 2030, the S&P Target Date 2040, and the S&P Target Date 2045 Index) and set performance goals for the Portfolio Managers of the Portfolios. The measures for the team are outlined on a “scorecard” that is reviewed on an annual basis. These scorecards measure investment performance versus benchmark and peer groups over one-, three-, and five-year periods; and year-to-date net cash flow (changes in the accounts’ net assets not attributable to changes in the value of the accounts’ investments) and revenue growth for all accounts managed by the team. The results for overall ING IM scorecards are typically calculated on an asset weighted performance basis of the individual team scorecards.

Investment professionals’ performance measures for bonus determinations are weighted by 25% being attributable to the overall ING IM performance and 75% attributable to their specific team results (65% investment performance, 5% net cash flow, and 5% revenue growth).

ING IM’s long-term incentive plan is designed to provide ownership-like incentives to reward continued employment and to link long-term compensation to the financial performance of the business. Based on job function, internal comparators and external market data, employees may be granted long-term awards. All senior investment professionals participate in the long-term compensation plan. Participants receive annual awards determined by the management committee based largely on investment performance and contribution to firm performance. Plan awards are based on the current year’s performance as defined by the ING IM component of the annual incentive plan. Awards typically include a combination of performance shares, which vest ratably over a three-year period, and ING restricted stock and/or a notional investment in a predefined set of ING IM sub-advised Funds, each subject to a three-year cliff-vesting schedule.

If a portfolio manager’s base salary compensation exceeds a particular threshold, he or she may participate in ING’s deferred compensation plan. The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, ING stock or at an annual fixed interest rate. Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.

Ownership of Securities

The following table shows the dollar range of shares of the Fund owned by each portfolio manager as of December 31, 2012, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans:

Portfolio Manager	Dollar Range of Fund Shares Owned
Heather Hackett, CFA	None
Halvard Kvaale, CIMA	None
Paul Zemsky, CFA	None

PRINCIPAL UNDERWRITER

Shares of the Portfolios are offered on a continuous basis. The Company has entered into a distribution agreement with the Distributor (“Distribution Agreement”) pursuant to which Distributor serves as principal underwriter of the Portfolios. The Distributor’s principal offices are located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona  85258. The Distributor is a Delaware corporation and is an indirect, wholly-owned subsidiary of ING Groep.

On December 29, 2006, an internal reorganization was undertaken in which the distribution functions for certain ING Funds were transferred from Directed Services Inc., the predecessor to DSL, to ING Investments Distributor, LLC (formerly, ING Funds Distributor, LLC), the predecessor to the Distributor. As a result of this transfer, ING Investments Distributor, LLC assumed all contractual obligations and became the sole distributor for the Portfolios.

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The Distributor is not obligated to sell a specific amount of the Portfolio’s shares.  The Distributor bears all expenses of providing distribution services including the costs of sales presentations, mailings, advertising, and any other marketing efforts by the Distributor in connection with the distribution or sale of the shares.

The Distributor shall be responsible for any costs of printing and distributing prospectuses and SAIs for prospective shareholders and such other sales literature, reports, forms and advertisements as it elects to prepare. The Company shall be responsible for the costs of registering the shares with the SEC and for the costs of preparing prospectuses and SAIs and such other documents as are required to maintain the registration of the shares with the SEC as well as their distribution to existing shareholders.  The Distributor does not receive compensation for providing services under the Distribution Agreement

The Distribution Agreement may be continued from year to year if approved annually by the Directors or by a vote of holders of a majority of each Portfolio’s shares, and by a vote of a majority of the Directors who are not “interested persons” of the Distributor, or the Company, appearing in person at a meeting called for the purpose of approving such Distribution Agreement.

The Distribution Agreement terminates automatically upon assignment, and may be terminated at any time on sixty (60) days’ written notice by the Directors or the Distributor or by vote of holders of a majority of a Portfolio’s shares without the payment of any penalty.

The Distributor has agreed to use its best efforts to solicit orders for the purchase of shares of all the Portfolios, although it is not obligated to sell any particular amount of shares. The Distributor shall be responsible for any costs of printing and distributing prospectuses and SAIs for prospective shareholders and such other sales literature, reports, forms and advertisements as it elects to prepare. The Company shall be responsible for the costs of registering the shares with the SEC and for the costs of preparing prospectuses and SAIs and such other documents as are required to maintain the registration of the shares with the SEC as well as their distribution to existing shareholders.  The Distributor does not receive compensation for providing services under the Agreement.

RULE 12B-1 PLANS AND SHAREHOLDER SERVICE PLANS

The Company has distribution plans pursuant to Rule 12b-1 under the 1940 Act (“Rule 12b-1 Plans”) applicable to Class ADV, Class S2, and Class T shares offered by the Portfolios.

The Company has shareholder service plans (“Shareholder Service Plans”) applicable to Class ADV, Class S, Class S2, and Class T shares offered by the Portfolios.

The Portfolios intend to operate the Rule 12b-1 Plans and Shareholder Services Plans in accordance with their terms and the Financial Industry Regulatory Authority (“FINRA”) rules concerning sales charges. Under the Rule 12b-1 Plans and the Shareholder Service Plans, the Distributor may be entitled to payment each month in amounts in connection with the offering, sale, and shareholder services of the Class ADV, Class S, Class S2 and Class T shares as a percentage of each Portfolio’s average daily net assets set forth in the following table. The Portfolios do not have a 12b-1 Plan or Shareholder Service Plan with respect to Class I shares of the Portfolios.

Portfolio	Class ADV	Class S	Class S2	Class T
ING Index Solution Income	0.50%	0.25%	0.50%	0.75%
ING Index Solution 2015	0.50%	0.25%	0.50%	0.75%
ING Index Solution 2020	0.50%	0.25%	0.50%	0.75%
ING Index Solution 2025	0.50%	0.25%	0.50%	0.75%

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Portfolio	Class ADV	Class S	Class S2	Class T
ING Index Solution 2030	0.50%	0.25%	0.50%	0.75%
ING Index Solution 2035	0.50%	0.25%	0.50%	0.75%
ING Index Solution 2040	0.50%	0.25%	0.50%	0.75%
ING Index Solution 2045	0.50%	0.25%	0.50%	0.75%
ING Index Solution 2050	0.50%	0.25%	0.50%	0.75%
ING Index Solution 2055	0.50%	0.25%	0.50%	0.75%

The Directors have classified shares of each of the Portfolios into five classes: Class ADV shares, Class I shares, Class S shares, Class S2 shares and Class T shares. Shares of each class of each portfolio represents an equal pro rata interest in a Portfolio and, generally, have identical voting, liquidation and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that (i) each class has a different designation; (ii) each class of shares bears any expenses attributable to that class; and (iii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to it or its distribution arrangements or service arrangements and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.  In addition, the Class ADV, Class I, Class S, Class S2 and Class T shares have the features described below:

Each applicable class of shares represents interests in the same portfolio of investments of a Portfolio, and shall be identical in all respects, except for the impact of expenses, exchange privileges, the designation of each class of shares of a Portfolio, and any different shareholder services relating to a class of shares. Any other incremental expenses identified from time to time will be properly allocated to one class as long as any changes in expense allocations are reviewed and approved by a vote of the Board including a majority of the non-interested directors.

Each Class ADV shares, Class S shares, Class S2 shares and Class T shares shall vote separately on any matter submitted to shareholders that pertains to the Rule 12b-1 Plans and/or Shareholder Service Plans adopted for those classes, or any class expense borne by that class where required by the 1940 Act or other applicable law.

Class ADV and Class S2 Shares

Class ADV shares and Class S2 shares of a Portfolio are intended for distribution networks including qualified retirement plans offered through an annuity contract or custodial account. Class ADV and Class S2 shares of a Portfolio are offered without a sales charge but are subject to a distribution fee payable pursuant to 12b-1 Plans adopted for each of the Class ADV and Class S2 shares in the amount of 0.25% (on an annualized basis) of the respective Portfolio’s Class ADV and Class S2 shares. The Distributor has contractually agreed to waive 0.10% of the distribution fee for Class S2 shares of the Portfolios, so that the actual fee paid by Class S2 shares of a Portfolio is an annual rate of 0.15%. Absent this waiver, the distribution fee for Class S2 shares is 0.25% of net assets. The expense waiver for Class S2 shares will continue through at least May 1, 2014. There is no guarantee that this waiver will continue after this date. Each 12b-1 Plan is a compensation plan that provides for the payment of a specified fee without regard to the expenses actually incurred. A Portfolio may also pay Service Organizations for providing distribution assistance pursuant to a Distribution Agreement under each 12b-1 Plan. Such amount may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Class ADV and Class S2 shares, including, but not limited to: compensation to and expenses of employees of the Distributor who engage in or support distribution of the Class ADV and Class S2 shares, including overhead and telephone expenses; printing of prospectuses and reports for other than existing shareholders; preparation, printing and distribution of sales literature and advertising materials; and compensation to Service Organizations who sell Class ADV and Class S2 shares. The Distributor may negotiate with any such

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Service Organizations the services to be provided by the Service Organization to shareholders in connection with the sale of Class ADV and Class S2 shares (“Distribution Services”), and all or any portion of the compensation paid to the Distributor may be reallocated by the Distributor to Service organizations who sell Class ADV and Class S2 shares.

Class I Shares

Class I shares of a Portfolio are intended for distribution networks including non-qualified annuity and life insurance contracts and qualified retirement plans offered through an annuity contract, as well as qualified retirement plans offered through a custodial account where the sale is made on a direct basis without the involvement of a financial intermediary, or where the qualified retirement plan has assets of $50 million or more. Class I shares of a Portfolio are offered without a sales charge, a shareholder servicing fee or a distribution fee.

Class S Shares

Class S shares of a Portfolio are intended for distribution networks including qualified retirement plans offered through an annuity contract or custodial account.  Class S shares of a Portfolio are offered without a sales charge but are subject to a shareholder servicing fee payable to securities dealers, brokers, financial institutions or other industry professionals (individually a “Service Organization” and collectively “Service Organizations”) for providing administrative services to shareholders pursuant to the Shareholder Servicing Plan adopted for the Class S which shall not initially exceed 0.25% (on an annual basis) of the average daily NAV of the respective Portfolio’s Class S held by customers of such Service Organizations.

Class T Shares

Class T shares of a Portfolio are intended for 401(k) plans through ING’s U.S. retirement markets business.  Class T shares of a Portfolio are offered without a sales charge but are subject to a distribution fee payable pursuant to a 12b-1 Plan adopted for Class T shares in the amount of 0.50% (on an annualized basis) of the respective Portfolio’s Class T shares.  The Distributor has contractually agreed to waive 0.05% of the distribution fee for Class T shares of the Portfolios, so that the actual fee paid by Class T shares of a Portfolio is an annual rate of 0.45%.  Absent this waiver, the distribution fee for Class T shares is 0.50% of net assets.  The expense waiver for Class T shares will continue through at least May 1, 2014.  There is no guarantee that this waiver will continue after this date.

Shareholder Servicing Fee

Class ADV, Class S2, and Class T shares of a Portfolio are further subject to a shareholder servicing fee payable to Service Organizations for providing administrative services to shareholders pursuant to the Shareholder Servicing Plan adopted for Class ADV, Class S2, and Class T which shall not initially exceed 0.25% (on an annual basis) of the average daily NAV of the respective Portfolio’s Class ADV, Class S2, or Class T shares held by customers of such Service Organizations.

Shareholders of the Class ADV, Class S2, and Class T shares of each Portfolio are generally entitled to exchange those shares at NAV for Class ADV, Class S2, and Class T shares of other portfolios that offer Class ADV, Class S2, and Class T shares.  Shareholders of the Class ADV, Class S2, and Class T shares continue to be subject to the Rule 12b-1 Plan fees applicable to Class ADV, Class S2, and Class T shares after the exchange.  Shareholders of Class S shares of each Portfolio are generally entitled to exchange those shares at NAV for Class S shares of other portfolios that offer Class S shares. Shareholders of Class

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I shares of each Portfolio are generally entitled to exchange those shares at NAV for Class I shares of other portfolios that offer Class I shares.

The shares may be issued in series or portfolios having separate assets and separate investment objectives and policies. Upon liquidation of a Portfolio, its shareholders are entitled to share pro rata in the net assets of that portfolio available for distribution to shareholders.

The table below discloses the shareholder servicing and 12b-1 fees paid by each of the Portfolios for the fiscal year ended December 31, 2012:

	Fee paid out (in dollars)
Portfolio	Shareholder Servicing	12b-1
ING Index Solution Income
Class ADV	$69,837	$69,837
Class S	$361,677	—
Class S2	$7,966	$7,966
Class T	$7	$15
ING Index Solution 2015
Class ADV	$231,120	$231,120
Class S	$263,107	—
Class S2	$27,313	$27,313
Class T	$7	$15
ING Index Solution 2020
Class ADV	$8	$8
Class S	$7	—
Class S2	$8	$8
Class T	$8	$17
ING Index Solution 2025
Class ADV	$371,027	$371,027
Class S	$290,763	—
Class S2	$62,073	$62,073
Class T	$7	$15
ING Index Solution 2030
Class ADV	$8	$8
Class S	$7	—
Class S2	$8	$8
Class T	$9	$17
ING Index Solution 2035
Class ADV	$302,951	$302,951
Class S	$195,039	—
Class S2	$53,243	$53,243
Class T	$7	$15
ING Index Solution 2040
Class ADV	$9	$9
Class S	$8	—
Class S2	$9	$9
Class T	$9	$18
ING Index Solution 2045
Class ADV	$171,453	$171,453
Class S	$115,910	—
Class S2	$25,562	$25,562
Class T	$7	$15

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	Fee paid out (in dollars)
Portfolio	Shareholder Servicing	12b-1
ING Index Solution 2050
Class ADV	$9	$9
Class S	$8	—
Class S2	$9	$9
Class T	$9	$18
ING Index Solution 2055
Class ADV	$22,908	$22,908
Class S	$15,206	—
Class S2	$6,407	$6,407
Class T	$8	$17

The table below discloses the shareholder servicing and 12b-1 fees paid by each of the Portfolios for the fiscal year ended December 31, 2011:

	Fee paid out (in dollars)
Portfolio	Shareholder Servicing	12b-1
ING Index Solution Income
Class ADV	$55,248	$55,248
Class S	$378,178	—
Class S2	$2,927	$2,927
Class T	$7	$16
ING Index Solution 2015
Class ADV	$166,142	$166,142
Class S	$257,566	—
Class S2	$15,328	$15,328
Class T	$7	$15
ING Index Solution 2020(1)
Class ADV	$2	$2
Class S	$2	—
Class S2	$2	$2
Class T	$2	$4
ING Index Solution 2025
Class ADV	$262,100	$262,100
Class S	$246,627	—
Class S2	$28,666	$28,666
Class T	$7	$15
ING Index Solution 2030(1)
Class ADV	$2	$2
Class S	$2	—
Class S2	$2	$2
Class T	$2	$4
ING Index Solution 2035
Class ADV	$217,926	$217,926
Class S	$157,461	—
Class S2	$18,700	$18,700
Class T	$7	$15
ING Index Solution 2040(1)
Class ADV	$2	$2
Class S	$2	—
Class S2	$2	$2
Class T	$2	$4

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	Fee paid out (in dollars)
Portfolio	Shareholder Servicing	12b-1
ING Index Solution 2045
Class ADV	$119,886	$119,886
Class S	$88,945	—
Class S2	$9,037	$9,037
Class T	$7	$15
ING Index Solution 2050(1)
Class ADV	$2	$2
Class S	$2	—
Class S2	$2	$2
Class T	$2	$4
ING Index Solution 2055
Class ADV	$9,853	$9,853
Class S	$5,478	—
Class S2	$747	$747
Class T	$7	$17

(1)         Each Portfolio commenced operations on October 3, 2011.  The amount of expenses reflects the three-month period from October 3, 2011 through December 31, 2011.

The table below discloses the shareholder servicing and 12b-1 fees paid by each Portfolio for the fiscal year ended December 31, 2010:

	Fee paid out (in dollars)
Portfolio	Shareholder Servicing	12b-1
ING Index Solution Income
Class ADV	$38,128	$38,128
Class S	$390,253	—
Class S2	$217	$217
Class T	$7	$15
ING Index Solution 2015
Class ADV	$124,549	$124,549
Class S	$214,694	—
Class S2	$1,682	$1,682
Class T	$7	$15
ING Index Solution 2025
Class ADV	$186,237	$186,237
Class S	$177,450	—
Class S2	$3,854	$3,854
Class T	$7	$15
ING Index Solution 2035
Class ADV	$146,353	$146,353
Class S	$104,679	—
Class S2	$2,476	$2,476
Class T	$7	$15
ING Index Solution 2045
Class ADV	$70,213	$70,214
Class S	$50,371	—
Class S2	$1,271	$1,271
Class T	$7	$13
ING Index Solution 2055(1)
Class ADV	$2,108	$2,108
Class S	$998	—
Class S2	$34	$34
Class T	$6	$12

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(1) The Portfolio commenced operations on March 8, 2010.  Reflects the ten-month period from March 8, 2010 to December 31, 2010.

Total distribution expenses incurred by the Distributor for the costs of promotion and distribution with respect to the Portfolios for the fiscal period ended December  31, 2012 were as follows:

Distribution Expenses	Class ADV	Class I	Class S	Class S2	Class T
ING Index Solution Income Portfolio
Advertising	$17	$5	$27	$3	$0
Printing	$320	$97	$506	$56	$0
Salaries & Commissions	$10,643	$3,549	$13,056	$2,118	$0
Broker Servicing	$141,850	$753	$365,100	$13,179	$22
Miscellaneous	$56	$42	$110	$11	$0
Total	$152,886	$4,446	$378,799	$15,367	$22

ING Index Solution 2015 Portfolio
Advertising	$54	$11	$37	$8	$0
Printing.	$1,027	$216	$697	$150	$0
Salaries & Commissions	$36,041	$8,240	$21,311	$6,266	$0
Broker Servicing	$469,063	$1,622	$268,075	$44,880	$22
Miscellaneous	$200	$86	$174	$39	$0
Total	$506,385	$10,175	$290,294	$51,343	$22

ING Index Solution 2020 Portfolio
Advertising	$0	$0	$0	$0	$0
Printing	$0	$0	$0	$0	$0
Salaries & Commissions	$0	$0	$0	$0	$0
Broker Servicing	$15	$0	$7	$11	$24
Miscellaneous	$0	$0	$0	$0	$0
Total	$15	$0	$7	$11	$24

ING Index Solution 2025 Portfolio
Advertising	$81	$12	$51	$18	$0
Printing	$1,537	$236	$968	$340	$0
Salaries & Commissions	$53,869	$8,678	$31,372	$13,950	$0
Broker Servicing	$752,577	$1,718	$297,541	$101,862	$22
Miscellaneous	$312	$77	$241	$69	$0
Total	$808,376	$10,721	$330,173	$116,239	$22

ING Index Solution 2030 Portfolio
Advertising	$0	$0	$0	$0	$0
Printing	$0	$0	$0	$0	$0
Salaries & Commissions	$0	$0	$0	$0	$0
Broker Servicing	$15	$0	$7	$11	$24
Miscellaneous	$0	$0	$0	$0	$0
Total	$15	$0	$7	$11	$24

ING Index Solution 2035 Portfolio
Advertising	$65	$8	$37	$17	$0
Printing	$1,236	$150	$703	$323	$0
Salaries & Commissions	$42,878	$5,325	$23,307	$13,657	$0
Broker Servicing	$614,429	$1,071	$199,925	$87,616	$22

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Distribution Expenses	Class ADV	Class I	Class S	Class S2	Class T
Miscellaneous	$268	$40	$163	$64	$0
Total	$658,876	$6,594	$224,135	$101,677	$22

ING Index Solution 2040 Portfolio
Advertising	$0	$0	$0	$0	$0
Printing	$0	$0	$0	$0	$0
Salaries & Commissions	$0	$0	$0	$0	$0
Broker Servicing	$17	$0	$8	$13	$24
Miscellaneous	$0	$0	$0	$0	$0
Total	$17	$0	$8	$13	$24

ING Index Solution 2045 Portfolio
Advertising	$36	$6	$22	$7	$0
Printing	$687	$114	$416	$139	$0
Salaries & Commissions	$23,989	$3,914	$13,779	$5,558	$0
Broker Servicing	$347,649	$792	$118,735	$41,909	$22
Miscellaneous	$142	$25	$84	$28	$0
Total	$372,503	$4,851	$133,036	$47,641	$22

ING Index Solution 2050 Portfolio
Advertising	$0	$0	$0	$0	$0
Printing	$0	$0	$0	$0	$0
Salaries & Commissions	$0	$0	$0	$0	$0
Broker Servicing	$17	$0	$8	$13	$24
Miscellaneous	$0	$0	$0	$0	$0
Total	$17	$0	$8	$13	$24

ING Index Solution 2055 Portfolio
Advertising	$8	$1	$6	$3	$0
Printing	$147	$22	$106	$52	$0
Salaries & Commissions	$5,356	$826	$3,855	$2,024	$1
Broker Servicing	$46,855	$150	$15,905	$10,593	$24
Miscellaneous	$32	$4	$19	$8	$0
Total	$52,398	$1,003	$19,891	$12,680	$25

EXPENSES

A Portfolio’s assets may decrease or increase within the Portfolio’s fiscal year and the Portfolio’s operating expense ratios may correspondingly increase or decrease.

In addition to the management fee and other fees described previously, the Portfolios pay other expenses, such as legal, audit, transfer agency and custodian out-of-pocket fees, proxy solicitation costs, and the compensation of Directors who are not affiliated with the Adviser.  Certain expenses of the Portfolios are generally allocated to the Portfolios, and each class of the Portfolios, in proportion to its pro rata average net assets; provided that expenses that are specific to a class of the Portfolios may be charged directly to that class in accordance with the Company’s Amended and Restated Multiple Class Plan pursuant to Rule 18f-3.  The Rule 12b-1 Plan fees for each class of shares are charged proportionately only to the outstanding shares of that class.  Certain operating expenses shared by several portfolios are generally allocated amongst those portfolios based on average net assets.

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ADMINISTRATOR

ING Funds Services, LLC (“Administrator”) serves as administrator for the Portfolios pursuant to an administration agreement with the Company (“Administration Agreement”).  The Administrator is an affiliate of the Adviser and an indirect wholly owned subsidiary of ING Groep.  The Administrator’s primary address is 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258.

Subject to the supervision of the Board, the Administrator provides the overall business management and administrative services necessary to the proper conduct of the Portfolios’ business, except for those services performed by the Adviser under the Investment Advisory Agreement, the custodian under the Custodian Agreement, the transfer agent under the Transfer Agency Agreement, and such other service providers as may be retained by the Portfolios from time to time.  According to the Administration Agreement, the Administrator will pay all expenses incurred by it in connection with its activities, except such expenses as are assumed by the Company under this Agreement including, without limitation, the expenses of software licensing and similar products used in the preparation of registration statements including prospectuses and statements of additional information, shareholder reports and notices, proxy materials, and other documents filed with the governmental agencies.  The Administrator acts as a liaison among these service providers to the Portfolios.  The Administrator is also responsible for ensuring that the Portfolios operate in compliance with applicable legal requirements and for monitoring that each Portfolio is in compliance with requirements under applicable law and with the investment policies and restrictions of the Portfolios.

The Administration Agreement may be cancelled by the Board, without payment of any penalty, by a vote of a majority of the Directors upon sixty (60) days’ written notice to the Administrator, or by the Administrator at any time, without the payment of any penalty, upon sixty (60) days’ written notice to the Company.

Administrative Services Fee

The Administrator receives a monthly fee from each Portfolio at an annual based on the average daily net assets of each Portfolio.  Effective April 30, 2012 the fee is computed daily and payable monthly at an annual rate of 0.10% of each Portfolio’s average daily net assets.  Through April 30, 2012, the fee rate was computed daily and payable monthly at an annual rate of 0.02% of each Portfolio’s average daily net assets.

Total Administrative Services Fees Paid

The following chart sets forth the total amounts the Portfolios paid to the Administrator for the fiscal years ended December 31, 2012, 2011, and 2010.

Portfolio(1)	2012	2011		2010
ING Index Solution Income	$135,326	$35,434		$34,587
ING Index Solution 2015	$170,226	$36,335		$28,152
ING Index Solution 2020	$13	$1	(2)	N/A
ING Index Solution 2025	$236,438	$44,672		$30,580
ING Index Solution 2030	$13	$1	(2)	N/A
ING Index Solution 2035	$179,563	$32,873		$20,926

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Portfolio(1)	2012	2011		2010
ING Index Solution 2040	$13	$1	(2)	N/A
ING Index Solution 2045	$104,908	$18,940		$10,213
ING Index Solution 2050	$14	$1	(2)	N/A
ING Index Solution 2055	$15,392	$1,340		$258	(3)

(1)         Effective April 30, 2012, each Portfolio changed its fee structure from a “bundled” administration fee arrangement paying the Administrator 0.02% of the Portfolio’s average daily net assets for administrative services that covered many of the ordinary services needed for operation of the Portfolio to paying the Administrator 0.10% of the Portfolio’s average daily net assets under a “traditional” fee structure for administrative types of services.  The amounts shown as paid by each Portfolio to the Administrator for administrative services for the fiscal years ended December 31, 2011, 2010, and for the period from January 1, 2012 through April 29, 2012 are based upon a fee of 0.02% of the Portfolio’s average daily net assets under the “bundled” administration fee arrangement.

(2)         The Portfolio commenced operations on October 3, 2011. The amount of fees paid reflects the two-month period from October 3, 2011 through December 31, 2011.

(3)         The Portfolio commenced operations on March 8, 2010.  Reflects the nine-month period from March 8, 2010 to December 31, 2010.

OTHER SERVICE PROVIDERS

Custodian

The Bank of New York Mellon, One Wall Street, New York, New York, 10286 serves as custodian of the assets of the Company.  The Bank of New York Mellon takes no part in the decisions relating to the purchase or sale of a Portfolio’s portfolio securities.

Independent Registered Public Accounting Firm

KPMG LLP serves as the independent registered public accounting firm for the Portfolios. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of SEC filings.   KPMG LLP is located at Two Financial Center, 60 South Street, Boston, Massachusetts 02111.

Legal Counsel

Dechert LLP, 1900 K Street, N.W., Washington, D.C. 20006, will pass upon legal matters for the Portfolios in connection with the offering of their shares.

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809 serves as the Transfer Agent and dividend-paying agent for the Company.

PORTFOLIO TRANSACTIONS(1)

Each Portfolio normally invests all of its assets in shares of the Underlying Funds. This section describes the portfolio transactions of the Fund and Underlying Funds.

(1)            For purposes of this section, the discussion relating to investment decisions made by the Adviser or Sub-Adviser with respect to a Portfolio also includes investment decisions made by an adviser or sub-adviser with respect to an Underlying Fund.  For convenience, only the terms Adviser or Sub-Adviser and Portfolio are used.

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The Sub-Adviser for a Portfolio (“Sub-Adviser”) places orders for the purchase and sale of investment securities for a Portfolio, pursuant to authority granted in the relevant Investment Advisory Agreement or Investment Sub-Advisory Agreement.  Subject to policies and procedures approved by the Company’s Board, the Sub-Adviser has discretion to make decisions relating to placing these orders, including, where applicable, selecting the brokers or dealers that will execute the purchase and sale of investment securities, negotiating the commission or other compensation paid to the broker or dealer executing the trade, or using an electronic communications network (“ECN”) or alternative trading system (“ATS”).

In situations where a sub-adviser resigns or the Adviser otherwise assumes day to day management of a Portfolio pursuant to its Investment Advisory Agreement with the Portfolio, the Adviser will perform the services described herein as being performed by the Sub-Adviser.

How Securities Transactions are Effected

Purchases and sales of securities on a securities exchange (which include most equity securities) are effected through brokers who charge a commission for their services.  In transactions on securities exchanges in the United States, these commissions are negotiated, while on many foreign securities exchanges commissions are fixed.  Securities traded in the over-the-counter markets (such as debt instruments and some equity securities) are generally traded on a “net” basis with market makers acting as dealers; in these transactions, the dealers act as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer.  Transactions in certain over-the-counter securities also may be effected on an agency basis, when, in the Sub-Adviser’s opinion, the total price paid (including commission) is equal to or better than the best total price available from a market maker.  In underwritten offerings, securities are usually purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount.  On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.  The Sub-Adviser may also place trades using an ECN or ATS.

How the Adviser or Sub-Adviser Selects Broker-Dealers

The Sub-Adviser has a duty to seek to obtain best execution of the Portfolios’ orders, taking into consideration a full range of factors designed to produce the most favorable overall terms reasonably available under the circumstances.  In selecting brokers and dealers to execute trades, the Sub-Adviser may consider both the characteristics of the trade and the full range and quality of the brokerage services available from eligible broker-dealers.  This consideration often involves qualitative as well as quantitative judgments.  Factors relevant to the nature of the trade may include, among others, price (including the applicable brokerage commission or dollar spread), the size of the order, the nature and characteristics (including liquidity) of the market for the security, the difficulty of execution, the timing of the order, potential market impact, and the need for confidentiality, speed, and certainty of execution.  Factors relevant to the range and quality of brokerage services available from eligible brokers and dealers may include, among others, the firms’ execution, clearance, settlement, and other operational facilities; willingness and ability to commit capital or take risk in positioning a block of securities, where necessary; special expertise in particular securities or markets; ability to provide liquidity, speed and anonymity; the nature and quality of other brokerage and research services provided to the Sub-Adviser (consistent with the “safe harbor” described below); and the firms’ general reputation, financial condition and responsiveness to the Sub-Adviser, as demonstrated in the particular transaction or other transactions.    Subject to its duty to seek best execution of a Portfolio’s orders, the Sub-Adviser may select broker-dealers that participate in commission recapture programs that have been established for the benefit of the Underlying Funds. Under these programs, the participating broker-dealers will return to a Portfolio (in the

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form of a credit to the Portfolio) a portion of the brokerage commissions paid to the broker-dealers by the Portfolio.  These credits are used to pay certain expenses of  a Portfolio. These commission recapture payments benefit the Portfolios, and not the Adviser or the Sub-Adviser.

The Safe Harbor for Soft Dollar Practices

In selecting broker-dealers to execute a trade for a Portfolio, the Adviser or the Sub-Adviser may consider the nature and quality of brokerage and research services provided as a factor in evaluating the most favorable overall terms reasonably available under the circumstances.  As permitted by Section 28(e) of the 1934 Act, the Adviser or the Sub-Adviser may cause a Portfolio to pay a broker-dealer a commission for effecting a securities transaction for the Portfolio that is in excess of the commission which another broker-dealer would have charged for effecting the transaction, if the Adviser or the Sub-Adviser makes a good faith determination that the broker’s commission paid by the Portfolio is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer, viewed in terms of either the particular transaction or the Adviser’s or the Sub-Adviser’s overall responsibilities to the Portfolio and its other investment advisory clients.   The practice of using a portion of a Portfolio’s commission dollars to pay for brokerage and research services provided to the Adviser or the Sub-Adviser is sometimes referred to as “soft dollars.”  Section 28(e) is sometimes referred to as a “safe harbor,” because it permits this practice, subject to a number of restrictions, including the Adviser’s or the Sub-Adviser’s compliance with certain procedural requirements and limitations on the type of brokerage and research services that qualify for the safe harbor.

Brokerage and Research Products and Services Under the Safe Harbor — Research products and services may include, but are not limited to, general economic, political, business  and market information and reviews, industry and company information and reviews, evaluations of securities and recommendations as to the purchase and sale of securities, financial data on a company or companies, performance and risk measuring services and analysis, stock price quotation services, computerized historical financial databases and related software, credit rating services, analysis of corporate responsibility issues, brokerage analysts’ earning estimates, computerized links to current market data, software dedicated to research, and portfolio modeling. Research services may be provided in the form of reports, computer-generated data feeds and other services, telephone contacts, and personal meetings with securities analysts, as well as in the form of meetings arranged with corporate officers and industry spokespersons, economists, academics and governmental representatives.  Brokerage products and services assist in the execution, clearance and settlement of securities transactions, as well as functions incidental thereto, including but not limited to related communication and connectivity services and equipment, and software related to order routing, market access, algorithmic trading, and other trading activities.   On occasion, a broker-dealer may furnish the Adviser or the Sub-Adviser with a service that has a mixed use (that is, the service is used both for brokerage and research activities that are within the safe harbor and for other activities).  In this case, the Adviser or the Sub-Adviser is required to reasonably allocate the cost of the service, so that any portion of the service that does not qualify for the safe harbor is paid for by the Adviser or the Sub-Adviser from its own Portfolios, and not by portfolio commissions paid by a Portfolio.

Benefits to the Adviser or Sub-Adviser - Research products and services provided to the Adviser or the Sub-Adviser by broker-dealers that effect securities transactions for a Portfolio may be used by the Adviser or the Sub-Adviser in servicing all of its accounts.  Accordingly, not all of these services may be used by the Adviser or the Sub-Adviser in connection with that Portfolio or any of the Portfolios.  Some of these products and services are also available to the Adviser or the Sub-Adviser for cash, and some do not have an explicit cost or determinable value.  The research received does not reduce the advisory fees payable to the Adviser or the sub-advisory fees payable to the Sub-Adviser for services provided to the Portfolio.  An Adviser’s or a Sub-Adviser’s expenses would likely increase if the Adviser or Sub-Adviser

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had to generate these research products and services through its own efforts, or if it paid for these products or services itself.

Broker-Dealers that are Affiliated with the Adviser or a Sub-Adviser

Portfolio transactions may be executed by brokers affiliated with the ING Groep or the Adviser or the Sub-Adviser, so long as the commission paid to the affiliated broker is reasonable and fair compared to the commission that would be charged by an unaffiliated broker in a comparable transaction.

Prohibition on Use of Brokerage Commissions for Sales or Promotional Activities

The placement of portfolio brokerage with broker-dealers who have sold shares of an Underlying Fund is subject to rules adopted by the SEC and FINRA.  Under these rules, an adviser or a sub-adviser may not consider a broker’s promotional or sales efforts on behalf of any Portfolio when selecting a broker dealer for the Portfolio transactions, and neither the Portfolios nor an adviser or a sub-adviser may enter into an agreement under which a Portfolio directs brokerage transactions (or revenue generated from such transactions) to a broker-dealer to pay for distribution of Underlying Fund shares.  The  Portfolios have adopted policies and procedures, approved by the Board, that are designed to attain compliance with these prohibitions.

Principal Trades and Research

Purchases of securities for a Portfolio also may be made directly from issuers or from underwriters. Purchase and sale transactions may be effected through dealers which specialize in the types of securities which a Portfolio will be holding. Dealers and underwriters usually act as principals for their own account. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter which has provided such research or other services as mentioned above.

More Information About Trading in Debt Instruments

Purchases and sales of debt instruments will usually be principal transactions. Such securities often will be purchased or sold from or to dealers serving as market makers for the securities at a net price. Each Portfolio may also purchase such securities in underwritten offerings and will, on occasion, purchase securities directly from the issuer. Generally, debt instruments are traded on a net basis and do not involve brokerage commissions. The cost of executing debt instruments transactions consists primarily of dealer spreads and underwriting commissions.

In purchasing and selling debt instruments, it is the policy of each Portfolio to obtain the best results, while taking into account the dealer’s general execution and operational facilities, the type of transaction involved and other factors, such as the dealer’s risk in positioning the securities involved. While the Adviser or the Sub-Adviser generally seeks reasonably competitive spreads or commissions, the Portfolios will not necessarily pay the lowest spread or commission available.

Transition Management

Changes in Sub-Advisers, investment personnel, reorganizations or mergers of the Portfolios may result in the sale of a significant portion or even all of a Portfolio’s portfolio securities.  This type of change generally will increase trading costs and the portfolio turnover for the affected Portfolio.  A Portfolio, the

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Adviser, or the Sub-Adviser may engage a broker-dealer to provide transition management services in connection with a change in Sub-Adviser or a reorganization or other changes.

Allocation of Trades

Some securities considered for investment by a Portfolio may also be appropriate for other clients served by that Portfolio’s Adviser or Sub-Adviser. If the purchase or sale of securities consistent with the investment policies of a Portfolio and one or more of these other clients is considered at or about the same time, transactions in such securities will be placed on an aggregate basis and allocated among a  Portfolio and such other clients in a manner deemed fair and equitable, over time, by the Adviser or the Sub-Adviser and consistent with the Adviser’s or Sub-Adviser’s written policies and procedures.  The Adviser or the Sub-Adviser may use different methods of allocating the results aggregated trades.  The Adviser’s or the Sub-Adviser’s relevant policies and procedures and the results of aggregated trades in which a Portfolio participated are subject to periodic review by the Board.  To the extent any of the Portfolios seek to acquire (or dispose of) the same security at the same time, one or more of the Portfolios may not be able to acquire (or dispose of) as large a position in such security as it desires, or it may have to pay a higher (or receive a lower) price for such security. It is recognized that in some cases, this system could have a detrimental effect on the price or value of the security insofar as a Portfolio is concerned.  However, over time, a Portfolio’s ability to participate in aggregate trades is expected to provide better execution for the Portfolio.

Cross-Transactions

The Board has adopted a policy allowing trades to be made between affiliated registered investment companies or series thereof provided they meet the condition of Rule 17a-7 under the 1940 Act and conditions of the policy.

Brokerage Commissions Paid

For the fiscal year ended December 31, 2012 each Portfolio listed below paid brokerage commissions as follows:

Portfolio	2012
ING Index Solution Income Portfolio	$14,788
ING Index Solution 2015	$18,501
ING Index Solution 2020	$2
ING Index Solution 2025	$25,804
ING Index Solution 2030	$1
ING Index Solution 2035	$15,618
ING Index Solution 2040	$1
ING Index Solution 2045	$3,637
ING Index Solution 2050	$0
ING Index Solution 2055	$517

For the fiscal year ended December 31, 2011 each Portfolio listed below paid brokerage commissions as follows:

Portfolio	2011
ING Index Solution Income Portfolio	$13,382
ING Index Solution 2015	$18,837
ING Index Solution 2020(1)	$2
ING Index Solution 2025	$24,430

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Portfolio	2011
ING Index Solution 2030(1)	$2
ING Index Solution 2035	$17,512
ING Index Solution 2040(1)	$2
ING Index Solution 2045	$9,175
ING Index Solution 2050(1)	$2
ING Index Solution 2055	$883

(1)         The Portfolio commenced operations on October 3, 2011. The amount of fees paid reflects the three-month period from October 3, 2011 through December 31, 2011.

For the fiscal year ended December 31, 2010 each Portfolio listed below paid brokerage commissions as follows:

Portfolio	2010
ING Index Solution Income Portfolio	$1,771
ING Index Solution 2015	$312
ING Index Solution 2025	$564
ING Index Solution 2035	$2,027
ING Index Solution 2045	$1,040
ING Index Solution 2055(1)	$65

(1)         The Portfolio commenced operations on March 8, 2010. The amount of fees paid reflects the three-month period from March 8, 2010 through December 31, 2010.

For the fiscal year ended December 31, 2012, 2011, and 2010 the Portfolios paid no affiliated brokerage commissions.

PURCHASE AND REDEMPTION OF SHARES

The Company may suspend the right of redemption of shares of any Portfolio and may postpone payment for more than seven days for any period: (i) during which the NYSE is closed other than customary weekend and holiday closings or during which trading on the NYSE is restricted; (ii) when the SEC determines that a state of emergency exists which may make payment or transfer not reasonably practicable; (iii) as the SEC may by order permit for the protection of the security holders of the Portfolios; or (iv) at any other time when the Portfolios may, under applicable laws and regulations, suspend payment on the redemption of their shares.

If you invest in a Portfolio through a financial intermediary, you may be charged a commission or transaction fee by the financial intermediary for the purchase and sale of Portfolio shares.

Purchase of Shares

Shares of a Portfolio may be offered for purchase by Separate Accounts of insurance companies to serve as an investment medium for the Variable Contracts issued by the insurance companies and to certain qualified pension and retirement plans, as permitted under the federal tax rules relating to the Portfolios serving as investment mediums for Variable Contracts. Shares of the Portfolios are sold to insurance company Separate Accounts funding both variable annuity contracts and variable life insurance contracts and may be sold to insurance companies that are not affiliated.  The Company currently does not foresee any disadvantages to Variable Contract owners or other investors arising from offering the Company’s shares to Separate Accounts of unaffiliated insurers, separate accounts funding both life insurance policies and annuity contracts in certain qualified pension and retirement plans; however, due to differences in tax treatment or other considerations, it is theoretically possible that the interest of owners of various contracts or pension and retirement plans participating in the Company might at some time be in conflict.  However, the Board and insurance companies whose Separate Accounts invest in the Company are

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required to monitor events in order to identify any material conflicts between variable annuity contract owners and variable life policy owners, between Separate Accounts of unaffiliated insurers, and between various contract owners or pension and retirement plans.  The Board will determine what action, if any, should be taken in the event of such a conflict.  If such a conflict were to occur in one of more insurance company Separate Accounts, they might withdraw their investment in the Company.  This might force the Company to sell securities at disadvantageous prices.

Shares of each Portfolio are sold at their respective NAVs (without a sales charge) next computed after receipt of a purchase order by an insurance company whose Separate Account invests in the Company.

Redemption of Shares

Shares of any Portfolio may be redeemed on any business day.  Redemptions are effected at the NAV per share next determined after receipt of the redemption request by an insurance company whose separate account invests in the Portfolio. Redemption proceeds normally will be paid within seven days following receipt of instructions in proper form.  The right of redemption may be suspended by the Company or the payment date postponed beyond seven days when the NYSE is closed (other than customary weekend and holiday closings) or for any period during which trading thereon is restricted because an emergency exists, as determined by the SEC, making disposal of portfolio securities or valuation of net assets not reasonably practicable, and whenever the SEC has by order permitted such suspension or postponement for the protection of shareholders.  If the Board should determine that it would be detrimental to the best interests of the remaining shareholders of a Portfolio to make payment wholly or partly in cash, the Portfolio may pay the redemption price in whole or part by a distribution in kind of securities from the portfolio of the Portfolio, in lieu of cash, in conformity with applicable rules of the SEC.  If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash.

Exchanges

Shares of the same class of any one Portfolio may be exchanged for shares of the same class of any of the other investment portfolios of the Company.  Exchanges are treated as a redemption of shares of one Portfolio and a purchase of shares of one or more of the other Portfolios and are effected at the respective NAVs per share of each Portfolio on the date of the exchange.  The Company reserves the right to modify or discontinue its exchange privilege at any time without notice.  Variable Contract owners do no deal directly with the Company with respect to the purchase, redemption, or exchange of shares of the Portfolios, and should refer to the Prospectuses for the applicable variable contract for information on allocation of premiums and on transfers of contract value among divisions of the pertinent insurance company Separate Account that invest in the Portfolio.

The Company reserves the right to discontinue offering shares of one or more Portfolios at any time.  In the event that a Portfolio ceases offering its shares, any investments allocated by an insurance company to such Portfolio will be invested in Liquid Assets or any successor to such Portfolio.

NET ASSET VALUE

As noted in the Prospectuses, the NAV and offering price of each class of each Portfolio’s shares will be determined once daily as of the close of regular trading (“Market Close”) on the NYSE (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE) during each day on which the NYSE is open for trading. As of the date of this SAI, the NYSE is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.  Portfolio shares will not be priced on these days. On those

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days, securities held by an Underlying Fund may nevertheless be actively traded, and the value of a Portfolio’s shares could be indirectly affected. As a general matter, the Portfolios invest in the Underlying Funds which in turn invest directly in securities.  The Portfolios generally rely on the NAVs provided by the Underlying Funds in computing the Portfolios’ NAV. However, the following is information regarding the calculation of NAV for the Underlying Funds and the Portfolios.

Portfolio securities listed or traded on a national securities exchange will be valued at the last reported sale price on the valuation day. Securities traded on an exchange for which there has been no sale that day and other securities traded in the OTC market will be valued at the mean between the last reported bid and asked prices on the valuation day. Portfolio securities reported by NASDAQ will be valued at the NASDAQ Official Closing Price on the valuation day. In cases in which securities are traded on more than one exchange, the securities are valued on the exchange that is normally the primary market. Short-term obligations maturing in 60 days or less will generally be valued at amortized cost. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price an Underlying Fund would receive if it sold the instrument. (See “How Shares are Priced” section in the Prospectuses.)  The long-term debt obligations held in an Underlying Fund’s portfolio will be valued at the mean between the most recent bid and asked prices as obtained from one or more dealers that make markets in the securities when OTC market quotations are readily available.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) or are deemed unreliable, are valued at their fair values as determined in good faith by or under the supervision of a Portfolio’s Board, in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Portfolio calculates its NAV, may also be valued at their fair values as determined in good faith by or under the supervision of a Portfolio’s Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance are likely to vary from case to case. With respect to a restricted security for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Portfolio related to registration of the security, as well as factors relevant to the issuer itself.  Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time the Portfolio determines its NAV or, if the foreign exchange closes prior to the time the Portfolio determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the NYSE is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of an Underlying Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by the Portfolio in foreign securities markets. Further, the value of a Portfolio’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Portfolio. In calculating a Portfolio’s NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the marked for foreign securities held by the Portfolio closes but before the time that the Portfolio’s NAV is calculated, such event may cause the closing price on the

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foreign exchange to not represent a readily available market value quotation for such securities at the time the Portfolio determines its NAV.  In such a case, the Portfolio will use the fair value of such securities as determined under the Portfolio’s valuation procedures.  Events after the close of trading on a foreign market that could require the Portfolio to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events.  Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations.  An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its NAV.  There can be no assurance that such models accurately reflect the behavior of the applicable markets on the effect of the behavior of such markets on the fair value of securities, nor that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Portfolio could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Portfolios are not obligated to use the fair valuations recommended by such research service, and valuations recommended by such research services may be overridden if other events have occurred, or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Portfolio to determine that the closing prices for one or more securities do not represent readily available market value quotations at the time the Portfolio determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Portfolio’s NAV.

Options on securities, currencies, futures, and other financial instruments purchased by the Portfolio are valued at their last bid price in the case of listed options.  If an option does not trade on a particular day, the bid price will be used if the Portfolio is long in the option and the ask price will be used if the Portfolio is short in the option.  If either the bid or the ask price is not available, exchange-traded options will be valued using an industry accepted model such as “Black Scholes.”  Options that are traded OTC will be valued using one of three methods:  (1) dealer quotes; (2) industry models with objective inputs; or (3) by using a benchmark arrived at by comparing prior day dealer quotes with the corresponding change in the underlying security or index.

The price of silver and gold bullion is determined by measuring the mean between the closing bid and asked quotations of silver and gold bullion set at the time of the close of the NYSE on each date that the NYSE is open for business.

The fair value of other assets is added to the value of all securities positions to arrive at the value of a Portfolio’s total assets. The Portfolio’s liabilities, including accruals for expenses, are deducted from its total assets. Once the total value of the Portfolio’s net assets is so determined, that value is then divided by the total number of shares outstanding (excluding U.S. Treasury shares), and the result, rounded to the nearest cent, is the NAV per share.

In computing the NAV for a class of shares of a Portfolio, all class-specific liabilities incurred or accrued are deducted from the class’ net assets. The resulting net assets are divided by the number of shares of the class outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the NAV per share.

Orders received by dealers prior to Market Close will be confirmed at the offering price computed as of Market Close provided the order is received by the Transfer Agent prior to Market Close that same day. It is the responsibility of the dealer to insure that all orders are transmitted timely to the Portfolio. Orders

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received by dealers after Market Close will be confirmed at the next computed offering price as described in the Prospectuses.

TAX CONSIDERATIONS

The following discussion summarizes certain U.S. federal income tax considerations generally affecting each Portfolio and its shareholders. This discussion does not provide a detailed explanation of all tax consequences, and shareholders are advised to consult their own tax advisers with respect to federal, state, local, and foreign tax consequences to them of an investment in a Portfolio. This discussion is based on the Code, U.S. Treasury regulations issued thereunder, and judicial and administrative authorities as in effect on the date of this SAI, all of which are subject to change, which change may be retroactive. The following assumes Portfolio shares will be capital assets in the hands of a shareholder.  Circumstances among investors may vary, so you are encouraged to discuss an investment in a Portfolio with your tax adviser.

Qualification as a Regulated Investment Company

Each Portfolio has elected to be taxed and intends to qualify as a regulated investment company under Subchapter M of the Code. As a RIC, a Portfolio is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the “Distribution Requirement”), and satisfies certain other requirements of the Code that are described in this section.

In addition to satisfying the Distribution Requirement, a RIC must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (if so provided by regulations, to the extent such currency gains are directly related to the regulated investment company’s principal business of investing in stock or securities), net income derived from an interest in a qualified publicly traded partnership and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (“Income Requirement”).

In addition to satisfying the requirements described above, each Portfolio must satisfy an asset diversification test in order to qualify as a RIC. Under this test, at the close of each quarter of a Portfolio’s taxable year, at least 50% of the value of the Portfolio’s assets must consist of cash and cash items, U.S. government securities, securities of other RICs, and securities of other issuers (as to each of which the Portfolio has not invested more than 5% of the value of the Portfolio’s total assets in securities of such issuer and does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other RICs), of two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or of one or more qualified publicly traded partnerships. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security not the issuer of the option. However, with regard to forward currency contracts, there does not appear to be any formal or informal authority which identifies the issuer of such instrument.

If for any taxable year a Portfolio does not qualify as a RIC, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as dividend income to the extent

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of the Portfolio’s current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

Qualification of Segregated Asset Accounts

Each Portfolio must comply with the diversification requirements imposed by section 817(h) of the Code and the regulations thereunder. A segregated asset account will be adequately diversified if it satisfies one of two alternative tests set forth in the U.S. Treasury Regulations. Specifically, the U.S. Treasury Regulations provide that, except as permitted by the “safe harbor” discussed below, as of the end of each calendar quarter (or within 30 days thereafter) no more than 55% of the segregated asset account’s total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each U.S. government agency and instrumentality is considered a separate issuer. As a safe harbor, a segregated asset account will be treated as being adequately diversified if the diversification requirements under Subchapter M of the Code are satisfied and no more than 55% of the value of the account’s total assets are cash and cash items, U.S. government securities and securities of other regulated investment companies. In addition, a segregated asset account with respect to a variable life insurance contract is treated as adequately diversified to the extent of its investment in securities issued by the U.S. Treasury.

For purposes of these alternative diversification tests, a segregated asset account investing in shares of a RIC will be entitled to “look through” the RIC to its pro rata portion of the RIC’s assets, provided that the shares of such RIC are generally held only by segregated asset accounts of insurance companies and certain fund managers in connection with the creation or management of a Portfolio (a “Closed Fund”).

For a Variable Contract to qualify for tax deferral, assets in the Separate Accounts supporting the contract must be considered to be owned by the insurance company and not by the contract owner.  Under current U.S. tax law, if a contract owner has excessive control over the investments made by a Separate Account, or the underlying fund, the contract owner will be taxed currently on income and gains from the account or fund.  In other words, in such a case of “investor control” the contact owner would not derive the tax benefits normally associated with variable life insurance or variable annuities.

Generally, according to the IRS, there are two ways that impermissible investor control may exist.  The first relates to the design of the contract or the relationship between the contract and a Separate Account or underlying fund. For example, at various times, the IRS has focused on, among other factors, the number and type of investment choices available pursuant to a given Variable Contract, whether the contract offers access to funds that are available to the general public, the number of transfers that a contract owner may make from one investment option to another, and the degree to which a contract owner may select or control particular investments.

With respect to this first aspect of investor control, we believe that the design of our contracts and the relationship between our contracts and the Portfolios satisfy the current view of the IRS on this subject, such that the investor control doctrine should not apply. However, because of some uncertainty with respect to this subject and because the IRS may issue further guidance on this subject, we reserve the right to make such changes as we deem necessary or appropriate to reduce the risk that your contract might not qualify as a life insurance contract or as an annuity for tax purposes.

The second way that impermissible investor control might exist concerns your actions.  Under the IRS pronouncements, you may not select or control particular investments, other than choosing among broad investment choices such as selecting a particular Portfolio.  You may not select or direct the purchase or sale of a particular investment of a Portfolio.  All investment decisions concerning the Portfolios must be

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made by the portfolio manager for such Portfolio in his or her sole and absolute discretion, and not by the contract owner.  Furthermore, under the IRS pronouncements, you may not communicate directly or indirectly with such a portfolio manager or any related investment officers concerning the selection, quality, or rate of return on any specific investment or group of investments held by a Portfolio.

Finally, the IRS may issue additional guidance on the investor control doctrine, which might further restrict your actions or features of the Variable Contract.  Such guidance could be applied retroactively.  If any of the rules outlined above are not complied with, the IRS may seek to tax you currently on income and gains from a Portfolio such that you would not derive the tax benefits normally associated with variable life insurance or variable annuities.  Although highly unlikely, such an event may have an adverse impact on the fund and other variable contracts.  You should review your Variable Contract’s Prospectus and SAI and you should consult your own tax adviser as to the possible application of the “investor control” doctrine to you.

The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the income received in connection therewith by the Portfolios.  Income from the disposition of foreign currencies (except certain gains there from that may be excluded by future regulations); and income from transactions in options, futures, and forward contracts derived by a Portfolio with respect to its business of investing in securities or foreign currencies, are expected to qualify as permissible income under the Income Requirement.

If a Portfolio fails to qualify to be taxed as a RIC, the Portfolio will be subject to federal, and possibly state, corporate taxes on its taxable income and gains (without any deduction for its distributions to its shareholders) and distributions to its shareholders will institute ordinary income to the extent of such Portfolio’s available earnings and profits. Under certain circumstances, a Portfolio could cure such a failure and maintain its RIC status. Owners of Variable Contracts which have invested in a Portfolio might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral. In addition, if a Portfolio failed to comply with the diversification requirements of section 817(h) of the Code and the regulations thereunder, owners of Variable Contracts which have invested in the Portfolio could be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. For additional information concerning the consequences of failure to meet the requirements of section 817(h), see the prospectuses for the Variable Contracts.

Excise Tax on RICs

Generally, a RIC must distribute substantially all of its ordinary income and capital gains in accordance with a calendar year distribution requirement in order to avoid a nondeductible 4% excise tax.  However, the excise tax does not apply when a Portfolio’s only shareholders are segregated asset accounts of life insurance companies held in connection with Variable Contracts.  To avoid the excise tax, each Portfolio that does not qualify for this exemption intends to make its distributions in accordance with the calendar year distribution requirement.

Effect of Future Legislation; Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the U.S. Treasury Regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

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Rules of state and local taxation often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of state and local tax rules affecting investment in a Portfolio.

The foregoing is only a general summary of some of the applicable provisions of the Code and U.S. Treasury Regulations now in effect as currently interpreted by the courts and the IRS.  The Code and the Regulations, as well as the current interpretations thereof, may change at any time.  No attempt is made to present a complete explanation of the federal tax treatment of each Portfolio’s activities, and this discussion and the discussion in the prospectus and/or statements of additional information for the Variable Contracts are not intended as a substitute for careful tax planning.  Accordingly, potential investors are urged to consult their own tax advisers for more detailed information and for information regarding any state, local, or foreign taxes applicable to the Variable Contracts and the holders thereof.

CALCULATION OF PERFORMANCE DATA

From time to time, the Portfolios may advertise their average annual total return over various periods of time. In the case of Variable Contracts, performance information for a Portfolio will not be advertised or included in sales literature unless accompanied by comparable performance information for the separate account to which the Portfolio offers its shares.

Average Annual Total Return Quotations

Quotations of average annual total return for a Portfolio will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Portfolio over certain periods that will include periods of one, five, and ten years (or, if less, up to the life of the Portfolio), calculated pursuant to the following formula: P (1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period).  Quotations of total return may also be shown for other periods.  All total return figures reflect the deduction of a proportional share of Portfolio expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.

The table below provides the average annual total returns of each class of the Portfolios for the period ended December 31, 2012. Each Portfolio’s past performance is no guarantee of future results.

	1 Year	5 Years	10 Years	Since Inception	Date of Inception
ING Index Solution Income Portfolio
Class ADV	8.36%	N/A	N/A	4.25%	03/10/08
Class I	8.75%	N/A	N/A	4.79%	03/10/08
Class S	8.52%	N/A	N/A	4.51%	03/10/08
Class S (adjusted for Class S2)	8.37%	N/A	N/A	4.36%	03/10/08
Class S2	8.38%	N/A	N/A	7.98%	05/28/09
Class T	8.09%	N/A	N/A	4.03%	03/10/08
ING Index Solution 2015 Portfolio
Class ADV	9.95%	N/A	N/A	3.46%	03/10/08
Class I	10.50%	N/A	N/A	3.96%	03/10/08
Class S	10.19%	N/A	N/A	3.71%	03/10/08
Class S (adjusted for Class S2)	10.02%	N/A	N/A	3.56%	03/10/08
Class S2	10.05%	N/A	N/A	9.52%	05/28/09
Class T	9.74%	N/A	N/A	3.22%	03/10/08

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	1 Year	5 Years	10 Years	Since Inception	Date of Inception
ING Index Solution 2020 Portfolio
Class ADV	11.12%	N/A	N/A	15.47%	10/03/11
Class I	11.69%	N/A	N/A	16.04%	10/03/11
Class S	11.36%	N/A	N/A	15.67%	10/03/11
Class S2	11.33%	N/A	N/A	15.65%	10/03/11
Class T	10.88%	N/A	N/A	15.19%	10/03/11
ING Index Solution 2025 Portfolio
Class ADV	12.74%	N/A	N/A	3.13%	03/10/08
Class I	13.26%	N/A	N/A	3.63%	03/10/08
Class S	13.12%	N/A	N/A	3.39%	03/10/08
Class S (adjusted for Class S2)	12.96%	N/A	N/A	3.25%	03/10/08
Class S2	12.88%	N/A	N/A	11.40%	05/28/09
Class T	12.54%	N/A	N/A	2.89%	03/10/08
ING Index Solution 2030 Portfolio
Class ADV	13.99%	N/A	N/A	19.98%	10/03/11
Class I	14.55%	N/A	N/A	20.54%	10/03/11
Class S	14.22%	N/A	N/A	20.18%	10/03/11
Class S2	14.20%	N/A	N/A	20.16%	10/03/11
Class T	13.75%	N/A	N/A	19.69%	10/03/11
ING Index Solution 2035 Portfolio
Class ADV	14.87%	N/A	N/A	2.87%	03/10/08
Class I	15.49%	N/A	N/A	3.37%	03/10/08
Class S	15.15%	N/A	N/A	3.13%	03/10/08
Class S (adjusted for Class S2)	14.98%	N/A	N/A	2.97%	03/10/08
Class S2	15.04%	N/A	N/A	12.26%	05/28/09
Class T	14.56%	N/A	N/A	2.61%	03/10/08
ING Index Solution 2040 Portfolio
Class ADV	15.03%	N/A	N/A	22.45%	10/03/11
Class I	15.63%	N/A	N/A	23.06%	10/03/11
Class S	15.23%	N/A	N/A	22.63%	10/03/11
Class S2	15.13%	N/A	N/A	22.54%	10/03/11
Class T	14.85%	N/A	N/A	22.22%	10/03/11
ING Index Solution 2045 Portfolio
Class ADV	15.64%	N/A	N/A	2.47%	03/10/08
Class I	16.19%	N/A	N/A	3.00%	03/10/08
Class S	15.88%	N/A	N/A	2.75%	03/10/08
Class S (adjusted for Class S2)	15.72%	N/A	N/A	2.61%	03/10/08
Class S2	15.65%	N/A	N/A	12.96%	05/28/09
Class T	15.31%	N/A	N/A	2.24%	03/10/08
ING Index Solution 2050 Portfolio
Class ADV	15.24%	N/A	N/A	22.63%	10/03/11
Class I	15.83%	N/A	N/A	23.22%	10/03/11
Class S	15.33%	N/A	N/A	22.80%	10/03/11
Class S2	15.33%	N/A	N/A	22.80%	10/03/11
Class T	14.96%	N/A	N/A	22.39%	10/03/11
ING Index Solution 2055 Portfolio
Class ADV	15.52%	N/A	N/A	7.82%	03/08/10
Class I	16.18%	N/A	N/A	8.40%	03/08/10

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	1 Year	5 Years	10 Years	Since Inception	Date of Inception
Class S	15.89%	N/A	N/A	8.10%	03/08/10
Class S2	15.69%	N/A	N/A	7.94%	03/08/10
Class T	15.28%	N/A	N/A	7.59%	03/08/10

COMBINATION WITH ING INDEX SOLUTION INCOME PORTFOLIO

When ING Index Solution 2015, ING Index Solution 2020, ING Index Solution 2025, ING Index Solution 2030, ING Index Solution 2035, ING Index Solution 2040, ING Index Solution 2045, ING Index Solution 2050, and ING Index Solution 2055 each reaches its Target Date (as described in the Prospectus), it may be combined with ING Index Solution Income Portfolio, without a vote of shareholders, if the Company’s Board determines that combining such Portfolio with the ING Index Solution Income Portfolio would be in the best interest of the Portfolios and their shareholders. Prior to any combination (which likely would take the form of a re-organization and may occur on or after each Portfolio’s Target Date), the Portfolio will notify shareholders of such Portfolio of the combination and any tax consequences. If, and when, such a combination occurs, shareholders of a Portfolio will become shareholders of ING Index Solution Income Portfolio.

GENERAL INFORMATION

Capitalization

The Company is organized as a Maryland corporation.  The Articles of Incorporation authorize the Company to issue twenty billion, six hundred million (20,600,000,000) shares of common stock with a par value of $0.001 per share. The shares are non-assessable, transferable, redeemable and do not have pre-emptive rights or cumulative voting rights. The shares may be issued as whole or fractional shares and are uncertificated. The Articles of Incorporation authorize the Directors to create and classify shares of Capital Stock into one or more classes of shares.  The Directors have classified shares of each of the Portfolios into five classes: Class ADV shares, Class I shares, Class S shares, Class S2 shares, and Class T shares.

Voting Rights

Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote in the election of Directors (to the extent hereinafter provided) and on other matters submitted to the vote of the shareholders, however to the extent that any matter does not affect the interest of a particular Portfolio or share class, only shareholders of the affected Portfolios or shares classes shall be entitled to vote.   Certain shareholders of the Portfolios are the insurance companies for their separate accounts using the Portfolios to fund Variable Annuity (“VA”) Contracts and Variable Life Insurance (“VLI”) Contracts. The insurance company depositors of the Separate Accounts pass voting rights attributable to shares held for VA Contracts and VLI Contracts through to Variable Contract owners as described in the prospectus for the applicable VA or VLI Contract.

Shareholder Meetings

The Directors shall continue to hold office until the Annual Meeting of Shareholders next held after his/her election, or until his/her successor is duly elected and qualified. No annual meeting of the shareholders for the purpose of electing Directors will be held. However, Shareholders holding a majority of outstanding shares may request a special meeting for the purpose of removing and replacing a Director. Vacancies on the Board occurring between any such meetings shall be filled by the remaining Directors.

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Any Director may also voluntarily resign from office. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Directors can, if they choose to do so, elect all the Directors, in which event the holders of the remaining shares will be unable to elect any person as a Director.

Special shareholder meetings may be called when requested in writing by the holders of not less than 50% of the outstanding voting shares of a Portfolio. Any request must state the purposes of the proposed meeting.

Articles of Incorporation

The Articles of Incorporation of the Company may be amended if duly advised by a majority of the Directors and approved by the affirmative vote of a majority of votes entitled to be cast.

Registration Statement

This SAI and the corresponding Prospectuses do not contain all the information included in the Company’s Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectuses.  Certain portions of the Registration Statement have been omitted pursuant to the rules and regulation of the SEC.

The Registration Statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

Statements contained herein and in the Prospectuses as to the contents of any contract or other documents referred to, are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

FINANCIAL STATEMENTS

The fiscal year of the Company ends on December 31. The financial statements and the independent registered public accounting firm’s report thereon, appearing in the Portfolios’ annual shareholder report for the period ended December 31, 2012 are incorporated by reference in this SAI. An annual shareholder report containing financial statements audited by the Company’s independent registered public accounting firm and a unaudited semi-annual report will be sent to shareholders each year. Annual and unaudited semi-annual shareholder reports may be obtained without charge by contacting the Company at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258, or calling (800)-262-3862.

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APPENDIX A

 DESCRIPTION OF CORPORATE BOND RATINGS

MOODY’S INVESTORS SERVICE, INC.

Aaa — Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa — Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A — Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa — Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba — Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B — Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

The modifier 1 indicates that the bond ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates the issuer ranks in the lower end of its rating category.

STANDARD & POOR’S RATINGS SERVICES

AAA — Bonds rated AAA have the highest rating assigned by Standard & Poor’s to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA — Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A — Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB — Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB — Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, the bonds face major uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B — Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The ratings from “AA” to “B” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

FITCH RATINGS

AAA: Bonds considered to be investment-grade and of the highest quality. The obligor has an exceptionally strong ability to pay interest and repay principal which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment-grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong although not quite as strong as bonds rated “AAA”. Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated “F-1+”.

A: Bonds considered to be investment-grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment-grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment-grade is higher than for bonds with higher ratings.

BB: Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C:  Bonds are in imminent default in payment of interest or principal.

Plus (+) Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the “AAA” category.

NR: Indicates that Fitch does not rate the specific issue.

Conditional: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Suspended: A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

Withdrawn: A rating will be withdrawn when an issue matures or is called or refinanced, and, at Fitch’s discretion, when an issuer fails to furnish proper and timely information.

RatingWatch: Ratings are placed on RatingWatch to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for potential downgrade, or “Evolving”, where ratings may be raised or lowered. RatingWatch is relatively short-term, and should be resolved within 12 months.

APPENDIX B - PROXY VOTING PROCEDURES AND GUIDELINES

ING FUNDS

PROXY VOTING PROCEDURES AND GUIDELINES

Effective Date:  July 10, 2003

Revision Date:  March 7, 2013

B-1

I.	Introduction	1
II.	Compliance Committee	1
III.	Delegation of Voting Authority	1
IV.	Approval and Review of Procedures	3
V.	Voting Procedures and Guidelines	3
VI.	Conflicts of Interest	7
VII.	Reporting and Record Retention	7
EXHIBIT 1 — List of ING Funds		8
EXHIBIT 2 — Proxy Voting Procedures of the Advisers		9
I.	Introduction	9
II.	Roles and Responsibilities	9
III.	Voting Procedures	12
IV.	Assessment of the Agent and Conflicts of Interest	14
V.	Reporting and Record Retention	16
APPENDIX 1 — Proxy Group		17
EXHIBIT 3 — Proxy Voting Guidelines of the ING Funds		18
I.	Introduction	18
II.	Guidelines	18
General Policies		18
1.	The Board of Directors	19
2.	Proxy Contests	26
3.	Auditors	27
4.	Proxy Contest Defenses	27
5.	Tender Offer Defenses	28
6.	Miscellaneous	29
7.	Capital Structure	31
8.	Executive and Director Compensation	34
9.	State of Incorporation	38
10.	Mergers and Corporate Restructurings	38
11.	Mutual Fund Proxies	39
12.	Social and Environmental Issues	39
13.	Global Proxies	40

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I.                                        Introduction

The following are the Proxy Voting Procedures and Guidelines (the “Procedures and Guidelines”) of the ING Funds set forth on Exhibit 1 attached hereto and each portfolio or series thereof, except for any “Sub-Adviser-Voted Series” identified on Exhibit 1 and further described in Section III below (each non-Sub-Adviser-Voted Series hereinafter referred to as a “Fund” and collectively, the “Funds”).  The purpose of these Procedures and Guidelines is to set forth the process by which each Fund subject to these Procedures and Guidelines will vote proxies related to the equity assets in its investment portfolio (the “portfolio securities”).  The term “proxies” as used herein shall include votes in connection with annual and special meetings of equity stockholders but not those regarding bankruptcy matters and/or related plans of reorganization.  The Procedures and Guidelines have been approved by the Funds’ Boards of Trustees/Directors(1) (each a “Board” and collectively, the “Boards”), including a majority of the independent Trustees/Directors(2) of the Board.  These Procedures and Guidelines may be amended only by the Board.  The Board shall review these Procedures and Guidelines at its discretion, and make any revisions thereto as deemed appropriate by the Board.

II.                                   Compliance Committee

The Boards hereby delegate to the Compliance Committee of each Board (each a “Committee” and collectively, the “Committees”) the authority and responsibility to oversee the implementation of these Procedures and Guidelines, and where applicable, to make determinations on behalf of the Board with respect to the voting of proxies on behalf of each Fund.  Furthermore, the Boards hereby delegate to each Committee the authority to review and approve material changes to proxy voting procedures of any Fund’s investment adviser (the “Adviser”).  The Proxy Voting Procedures of the Adviser (the “Adviser Procedures”) are attached hereto as Exhibit 2.  Any determination regarding the voting of proxies of each Fund that is made by a Committee, or any member thereof, as permitted herein, shall be deemed to be a good faith determination regarding the voting of proxies by the full Board.  Each Committee may rely on the Adviser through the Proxy Coordinator, Agent, and/or Proxy Group (as such terms are defined in the Adviser Procedures (Exhibit 2, Sections II.A., B., and C., respectively)) to deal in the first instance with the application of these Procedures and Guidelines.  Each Committee shall conduct itself in accordance with its charter.

III.                              Delegation of Voting Authority

Except as otherwise provided for herein, the Board hereby delegates to the Adviser to each Fund the authority and responsibility to vote all proxies with respect to all portfolio securities of the

(1)         Reference in these Procedures to one or more Funds shall, as applicable, mean those Funds that are under the jurisdiction of the particular Board or Compliance Committee at issue.  No provision in these Procedures is intended to impose any duty upon the particular Board or Compliance Committee with respect to any other Fund.

(2)         The independent Trustees/Directors are those Board members who are not “interested persons” of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

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Fund in accordance with the current proxy voting procedures and guidelines that have been approved by the Board.  The Board may revoke such delegation with respect to any proxy or proposal, and assume the responsibility of voting any Fund proxy or proxies as it deems appropriate.  Non-material amendments to the Procedures and Guidelines may be approved for immediate implementation by the President or Chief Financial Officer of a Fund, subject to ratification at the next regularly scheduled meeting of the Compliance Committee.

A Board may elect to delegate the voting of proxies to the Sub-Adviser of a portfolio or series of the ING Funds.  In so doing, the Board shall also approve the Sub-Adviser’s proxy policies for implementation on behalf of such portfolio or series (a “Sub-Adviser-Voted Series”).  Sub-Adviser-Voted Series shall not be covered under these Procedures and Guidelines but rather shall be covered by such Sub-Adviser’s proxy policies, provided that the Board, including a majority of the independent Trustees/Directors(3), has approved them on behalf of such Sub-Adviser-Voted Series, and ratifies any subsequent changes at the next regularly scheduled meeting of the Compliance Committee and the Board.

When a Fund participates in the lending of its securities and the securities are on loan at record date, proxies related to such securities will not be forwarded to the Adviser by the Fund’s custodian and therefore will not be voted.  However, the Adviser shall use best efforts to recall or restrict specific securities from loan for the purpose of facilitating a “material” vote as described in the Adviser Procedures.

Funds that are “funds-of-funds” will “echo” vote their interests in underlying mutual funds, which may include ING Funds (or portfolios or series thereof) other than those set forth on Exhibit 1 attached hereto.  This means that, if the fund-of-funds must vote on a proposal with respect to an underlying investment company, the fund-of-funds will vote its interest in that underlying fund in the same proportion all other shareholders in the underlying investment company voted their interests.

However, if the underlying fund has no other shareholders, the fund-of-funds will vote as follows:

A.                                    If the fund-of-funds and the underlying fund are being solicited to vote on the same proposal (e.g., the election of fund directors/trustees), the fund-of-funds will vote the shares it holds in the underlying fund in the same proportion as all votes received from the holders of the fund-of-funds’ shares with respect to that proposal; and

B.                                    If the fund-of-funds is being solicited to vote on a proposal for an underlying fund (e.g., a new Sub-Adviser to the underlying fund), and there is no corresponding proposal at the fund-of-funds level, the Board shall determine the most appropriate method of voting with respect to the underlying fund proposal

(3)         The independent Trustees/Directors are those Board members who are not “interested persons” of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

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The foregoing procedure shall also apply to any ING Fund (an “Investing Fund”) that, while not a fund-of-funds, invests in one or more underlying funds.  Accordingly:

A.                                    Each Investing Fund will “echo” vote its interests in an underlying fund, if the underlying fund has shareholders other than the Investing Fund;

B.                                    In the event an underlying fund has no other shareholders, and the Investing Fund and the underlying fund are being solicited to vote on the same proposal, the Investing Fund will vote its interests in the underlying fund in the same proportion as all votes received from the holders of its own shares on that proposal; and

C.                                    In the event an underlying fund has no other shareholders, and there is no corresponding proposal at the Investing Fund level, the Board shall determine the most appropriate method of voting with respect to the underlying fund proposal.

A fund that is a “feeder” fund in a master-feeder structure does not echo vote.  Rather, it passes votes requested by the underlying master fund to its shareholders.  This means that, if the feeder fund is solicited by the master fund, it will request instructions from its own shareholders, either directly or, in the case of an insurance-dedicated Fund, through an insurance product or retirement plan, as to the manner in which to vote its interest in an underlying master fund.

When a Fund is a feeder in a master-feeder structure, proxies for the portfolio securities owned by the master fund will be voted pursuant to the master fund’s proxy voting policies and procedures.  As such, and except as otherwise noted herein with respect to vote reporting requirements, feeder Funds shall not be subject to these Procedures and Guidelines.

IV.                               Approval and Review of Procedures

Each Fund’s Adviser has adopted proxy voting procedures in connection with the voting of portfolio securities for the Funds as attached hereto in Exhibit 2.  The Board hereby approves such procedures.  All material changes to the Adviser Procedures must be approved by the Board or the Compliance Committee prior to implementation; however, the President or Chief Financial Officer of a Fund may make such non-material changes as they deem appropriate, subject to ratification by the Board or the Compliance Committee at its next regularly scheduled meeting.

V.                                    Voting Procedures and Guidelines

The Guidelines that are set forth in Exhibit 3 hereto specify the manner in which the Funds generally will vote with respect to the proposals discussed therein.

Unless otherwise noted, the defined terms used hereafter shall have the same meaning as defined in the Adviser Procedures.

A.            Routine Matters

The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear policy (e.g., “For,” “Against,” “Withhold,” or “Abstain”) on a proposal.  However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it

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appears to involve unusual or controversial issues, or an Investment Professional (as such term is defined in the Adviser Procedures (Exhibit 2, Section II.D.)) recommends a vote contrary to the Guidelines.

B.            Matters Requiring Case-by-Case Consideration

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted “case-by-case” consideration.

Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

Except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation, the Proxy Coordinator will forward the Agent’s analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent, or any other source to the Proxy Group.  The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration.  In the event quorum requirements cannot be timely met in connection with a voting deadline, it shall be the policy of the Funds to vote in accordance with the Agent’s recommendation, unless the Agent’s recommendation is deemed to be conflicted as provided for under the Adviser Procedures, in which case no action shall be taken on such matter (i.e., a “Non-Vote”).

1.     Within-Guidelines Votes:  Votes in Accordance with a Fund’s Guidelines and/or where applicable, Agent Recommendation

In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner, except that the Proxy Coordinator may first consult with a Fund’s Compliance Committee as described in Section V.B.5. below.  Except as provided for herein, no Conflicts Report (as such term is defined in the Adviser Procedures (Exhibit 2, Section IV.B.)) is required in connection with Within-Guidelines Votes.

2.     Non-Votes:  Votes in Which No Action is Taken

The Proxy Group may recommend that a Fund refrain from voting under circumstances including, but not limited to, the following:  (1) if the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with fractional shares, securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies,

4

particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security.  In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.  The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group’s review of a specific proxy.

Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders’ rights are limited, Non-Votes may also occur in connection with a Fund’s related inability to timely access ballots or other proxy information in connection with its portfolio securities.

Non-Votes may also result in certain cases in which the Agent’s recommendation has been deemed to be conflicted, as described in V.B. above and V.B.4. below.

3.     Out-of-Guidelines Votes:  Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent’s Recommendation is Conflicted

If the Proxy Group recommends that a Fund vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter and the Procedures and Guidelines are silent, or the Agent’s recommendation on a matter is deemed to be conflicted as provided for under the Adviser Procedures, the Proxy Coordinator will then request that all members of the Proxy Group, including any members who abstained from voting on the matter or were not in attendance at the meeting at which the relevant proxy is being considered, and each Investment Professional participating in the voting process complete a Conflicts Report.  As provided for in the Adviser Procedures, the Proxy Coordinator shall be responsible for identifying to Counsel potential conflicts of interest with respect to the Agent.

If Counsel determines that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group, or the participating Investment Professional(s), the Proxy Coordinator will then contact the Compliance Committee(s) and forward to such Committee(s) all information relevant to their review, including the following materials or a summary thereof:  the applicable Procedures and Guidelines, the recommendation of the Agent, where applicable, the recommendation of the Investment Professional(s), where applicable, any resources used by the Proxy Group in arriving at its recommendation, the Conflicts Report and any other written materials establishing whether a conflict of interest exists, and findings of Counsel (as such term is defined in the Adviser Procedures (Exhibit 2, Section IV.A.)).  Upon Counsel’s finding that a conflict of interest exists with respect to one or more members of the Proxy Group or the Advisers generally, the remaining members of the Proxy Group shall not be required to complete a Conflicts Report in connection with the proxy.

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If Counsel determines that there does not appear to be a conflict of interest with respect to the Agent, any member of the Proxy Group, or the participating Investment Professional(s), the Proxy Coordinator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

A vote that is contrary to the Agent’s recommendation, but is based on input from an Investment Professional provided in connection with a Guideline requiring case-by-case review while specifying that primary consideration will be given to such input, shall be not be deemed an Out-of-Guidelines Vote if the Investment Professional completes and returns a Conflicts Report and Counsel determines that no conflict of interest appears to be present.  The Proxy Group shall not be required to complete a Conflicts Report in connection with such votes.

4.     Referrals to a Fund’s Compliance Committee

A Fund’s Compliance Committee may consider all recommendations, analysis, research and Conflicts Reports provided to it by the Agent, Proxy Group and/or Investment Professional(s), and any other written materials used to establish whether a conflict of interest exists, in determining how to vote the proxies referred to the Committee.  The Committee will instruct the Agent through the Proxy Coordinator how to vote such referred proposals.

The Proxy Coordinator shall use best efforts to timely refer matters to a Fund’s Committee for its consideration.  In the event any such matter cannot be timely referred to or considered by the Committee, it shall be the policy of the Funds to vote in accordance with the Agent’s recommendation, unless the Agent’s recommendation is conflicted on a matter, in which case no action shall be taken on such matter (i.e., a “Non-Vote”).

The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund’s Committee, as well as all applicable recommendations, analysis, research, Conflicts Reports and vote determinations.

5.     Consultation with a Fund’s Compliance Committee

The Proxy Coordinator may consult with the Chair of a Fund’s Compliance Committee for guidance on behalf of the Committee if application of the Procedures and Guidelines is unclear or in connection with any unusual or controversial issue or a recommendation received from an Investment Professional.  The Chair may consider all recommendations, analysis, research, or Conflicts Reports provided by the Agent, Proxy Group, and/or Investment Professional(s).  The Chair may provide guidance or direct the Proxy Coordinator to refer the proposal(s) to the full Compliance Committee.  The guidance of the Chair, or the Committee, as applicable, shall be given primary consideration by the Proxy Group in making a vote determination.

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The Proxy Coordinator will maintain a record of all proxy questions that have been referred to the Chair or Committee for guidance, as well as all applicable recommendations, analysis, research, Conflicts Reports and vote determinations.

VI.                               Conflicts of Interest

In all cases in which a vote has not been clearly determined in advance by the Procedures and Guidelines or for which the Proxy Group recommends an Out-of-Guidelines Vote, and Counsel has determined that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group, or any Investment Professional participating in the voting process, the proposal shall be referred to the Fund’s Committee for determination so that the Adviser shall have no opportunity to exercise voting discretion over a Fund’s proxy in a situation in which the Adviser or certain other related parties or the Agent may be deemed to have a conflict of interest.  In the event a member of a Fund’s Committee believes he/she has a conflict of interest that would preclude him/her from making a voting determination in the best interests of the beneficial owners of the applicable Fund, such Committee member shall so advise the Proxy Coordinator and recuse himself/herself with respect to determinations regarding the relevant proxy.

VII.                          Reporting and Record Retention

A.            Reporting by the Funds

Annually in August, each Fund will post its proxy voting record, or a link thereto, for the prior one-year period ending on June 30th on the ING Funds’ website.  The proxy voting record for each Fund will also be available on Form N-PX in the EDGAR database on the website of the Securities and Exchange Commission (“SEC”).  For any Fund that is a feeder in a master/feeder structure, no proxy voting record related to the portfolio securities owned by the master fund will be posted on the ING Funds’ website or included in the Fund’s Form N-PX; however, a cross-reference to the master fund’s proxy voting record as filed in the SEC’s EDGAR database will be included in the Fund’s Form N-PX and posted on the ING Funds’ website.  If any feeder fund was solicited for vote by its underlying master fund during the reporting period, a record of the votes cast by means of the pass-through process described in Section III above will be included on the ING Funds’ website and in the Fund’s Form N-PX.

B.            Reporting to a Fund’s Compliance Committee

At each regularly scheduled meeting, the Committee will receive a report from the Proxy Coordinator indicating each proxy proposal, or a summary of such proposals, that was (1) voted Out-of-Guidelines, including any proposals voted Out-of-Guidelines pursuant to special circumstances raised by an Investment Professional; (2) voted Within Guidelines in cases in which an Investment Professional’s recommendation was not adopted by the Proxy Group; or (3) referred to the Committee for determination in accordance with Section V. hereof.  Such report shall indicate the name of the issuer, the substance of the proposal, a summary of the Investment Professional’s recommendation, where applicable and the reasons for voting, or recommending, an Out-of-Guidelines Vote or, in the case of (2) above, a Within-Guidelines Vote.

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EXHIBIT 1 — List of ING Funds

ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

ING EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

ING EMERGING MARKETS LOCAL BOND FUND

ING EQUITY TRUST

ING FUNDS TRUST

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

ING GLOBAL STRATEGIC INCOME FUND

ING INFRASTRUCTURE, INDUSTRIALS AND MATERIALS FUND

ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

ING INVESTORS TRUST(1)

ING MAYFLOWER TRUST

ING MUTUAL FUNDS

ING PARTNERS, INC.

ING PRIME RATE TRUST

ING RISK MANAGED NATURAL RESOURCES FUND

ING SENIOR INCOME FUND

ING SEPARATE PORTFOLIOS TRUST

ING VARIABLE INSURANCE TRUST

ING VARIABLE PRODUCTS TRUST

(1)   Sub-Adviser-Voted Series:  ING Franklin Mutual Shares Portfolio

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EXHIBIT 2 — Proxy Voting Procedures of the Advisers

ING Investments, LLC,

ING Investment Management Co. LLC

and

Directed Services LLC

I.                                        Introduction

ING Investments, LLC, ING Investment Management Co. LLC and Directed Services LLC (each an “Adviser” and collectively, the “Advisers”) are the investment advisers for the registered investment companies and each series or portfolio thereof (each a “Fund” and collectively, the “Funds”) comprising the ING family of funds.  As such, the Advisers have been delegated the authority to vote proxies with respect to securities for certain Funds over which they have day-to-day portfolio management responsibility.

The Advisers will abide by the proxy voting guidelines adopted by a Fund’s respective Board of Directors or Trustees (each a “Board” and collectively, the “Boards”) with regard to the voting of proxies unless otherwise provided in the proxy voting procedures adopted by a Fund’s Board.

In voting proxies, the Advisers are guided by general fiduciary principles.  Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages.  The Advisers will not subordinate the interest of beneficial owners to unrelated objectives.  Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

The following are the Proxy Voting Procedures of ING Investments, LLC, ING Investment Management Co. LLC and Directed Services LLC (the “Adviser Procedures”) with respect to the voting of proxies on behalf of their client Funds as approved by the respective Board of each Fund.

Unless otherwise noted, best efforts shall be used to vote proxies in all instances.

II.                                   Roles and Responsibilities

A.                                    Proxy Coordinator

The Proxy Coordinator identified in Appendix 1 will assist in the coordination of the voting of each Fund’s proxies in accordance with the ING Funds Proxy Voting Procedures and Guidelines (the “Procedures” or “Guidelines” and collectively the “Procedures and Guidelines”).  The Proxy Coordinator is authorized to direct the Agent to vote a Fund’s proxy in accordance with the Procedures and Guidelines unless the Proxy Coordinator receives a recommendation from an Investment Professional (as described below) to vote contrary to the Guidelines.  In such event, and in connection with proxy proposals requiring case-by-case consideration (except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to

9

vote in accordance with the Agent’s recommendation), the Proxy Coordinator will call a meeting of the Proxy Group (as described below).

Responsibilities assigned herein to the Proxy Coordinator, or activities in support thereof, may be performed by such members of the Proxy Group or employees of the Advisers’ affiliates as are deemed appropriate by the Proxy Group.

Unless specified otherwise, information provided to the Proxy Coordinator in connection with duties of the parties described herein shall be deemed delivered to the Advisers.

B.                                    Agent

An independent proxy voting service (the “Agent”), as approved by the Board of each Fund, shall be engaged to assist in the voting of Fund proxies for publicly traded securities through the provision of vote analysis, implementation, recordkeeping, and disclosure services.  The Agent is Institutional Shareholder Services Inc., a subsidiary of MSCI Inc.  The Agent is responsible for coordinating with the Funds’ custodians to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion.  To the extent applicable, the Agent is required to vote and/or refer all proxies in accordance with these Adviser Procedures.  The Agent will retain a record of all proxy votes handled by the Agent.  Such record must reflect all the information required to be disclosed in a Fund’s Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act.  In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to the Adviser upon request.

The Agent shall be instructed to vote all proxies in accordance with a Fund’s Guidelines, except as otherwise instructed through the Proxy Coordinator by the Advisers’ Proxy Group or a Fund’s Compliance Committee (“Committee”).

The Agent shall be instructed to obtain all proxies from the Funds’ custodians and to review each proxy proposal against the Guidelines.  The Agent also shall be requested to call the Proxy Coordinator’s attention to specific proxy proposals that although governed by the Guidelines appear to involve unusual or controversial issues.

Subject to the oversight of the Advisers, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services voting to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein.  Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified.

C.                                    Proxy Group

The Adviser shall establish a Proxy Group (the “Group” or “Proxy Group”) which shall assist in the review of the Agent’s recommendations when a proxy voting issue is referred to the Group through the Proxy Coordinator.  The members of the Proxy Group,

10

which may include employees of the Advisers’ affiliates, are identified in Appendix 1, as may be amended from time at the Advisers’ discretion.

A minimum of four (4) members of the Proxy Group (or three (3) if one member of the quorum is either the Fund’s Chief Investment Risk Officer or Chief Financial Officer) shall constitute a quorum for purposes of taking action at any meeting of the Group.  The vote of a simple majority of the members present and voting shall determine any matter submitted to a vote.  Tie votes shall be broken by securing the vote of members not present at the meeting; provided, however, that the Proxy Coordinator shall ensure compliance with all applicable voting and conflict of interest procedures and shall use best efforts to secure votes from all or as many absent members as may reasonably be accomplished.  A member of the Proxy Group may abstain from voting on any given matter, provided that quorum is not lost for purposes of taking action and that the abstaining member still participates in any conflict of interest processes required in connection with the matter.  The Proxy Group may meet in person or by telephone.  The Proxy Group also may take action via electronic mail in lieu of a meeting, provided that each Group member has received a copy of any relevant electronic mail transmissions circulated by each other participating Group member prior to voting and provided that the Proxy Coordinator follows the directions of a majority of a quorum (as defined above) responding via electronic mail.  For all votes taken in person or by telephone or teleconference, the vote shall be taken outside the presence of any person other than the members of the Proxy Group and such other persons whose attendance may be deemed appropriate by the Proxy Group from time to time in furtherance of its duties or the day-to-day administration of the Funds.  In its discretion, the Proxy Group may provide the Proxy Coordinator with standing instructions to perform responsibilities assigned herein to the Proxy Group, or activities in support thereof, on its behalf, provided that such instructions do not contravene any requirements of these Adviser Procedures or a Fund’s Procedures and Guidelines.

A meeting of the Proxy Group will be held whenever (1) the Proxy Coordinator receives a recommendation from an Investment Professional to vote a Fund’s proxy contrary to the Guidelines, or the recommendation of the Agent, where applicable, (2) the Agent has made no recommendation on a matter and the Procedures and Guidelines are silent, or (3) a matter requires case-by-case consideration, including those in which the Agent’s recommendation is deemed to be conflicted as provided for under these Adviser Procedures, provided that, if the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation and no issue of conflict must be considered, the Proxy Coordinator may implement the instructions without calling a meeting of the Proxy Group.

For each proposal referred to the Proxy Group, it will review (1) the relevant Procedures and Guidelines, (2) the recommendation of the Agent, if any, (3) the recommendation of the Investment Professional(s), if any, and (4) any other resources that any member of the Proxy Group deems appropriate to aid in a determination of a recommendation.

If the Proxy Group recommends that a Fund vote in accordance with the Procedures and Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the

11

Proxy Coordinator to so advise the Agent, except that the Proxy Coordinator shall follow any procedures established by a Fund’s Board with respect to recommendations received from an Investment Professional.

If the Proxy Group recommends that a Fund vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, or if the Agent’s recommendation on a matter is deemed to be conflicted, it shall follow the procedures for such voting as established by a Fund’s Board.  The Proxy Group may vote contrary to the Guidelines based on a recommendation from an Investment Professional, provided that incorporation of any such recommendation shall be subject to the conflict of interest review process established by a Fund’s Board.

The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration.  In the event quorum requirements cannot be timely met in connection with a voting deadline, the Proxy Coordinator shall follow the procedures for such voting as established by a Fund’s Board.

D.                                    Investment Professionals

The Funds’ Advisers, Sub-Advisers, and/or portfolio managers (each referred to herein as an “Investment Professional” and collectively, “Investment Professionals”) may submit, or be asked to submit, a recommendation to the Proxy Group regarding the voting of proxies related to the portfolio securities over which they have day-to-day portfolio management responsibility.  The Investment Professionals may accompany their recommendation with any other research materials that they deem appropriate or with a request that the vote be deemed “material” in the context of the portfolio(s) they manage, such that lending activity on behalf of such portfolio(s) with respect to the relevant security should be reviewed by the Proxy Group and considered for recall and/or restriction.  Input from the relevant Sub-Advisers and/or portfolio managers shall be given primary consideration in the Proxy Group’s determination of whether a given proxy vote is to be deemed material and the associated security accordingly restricted from lending.  The determination that a vote is material in the context of a Fund’s portfolio shall not mean that such vote is considered material across all Funds voting that meeting.  In order to recall or restrict shares timely for material voting purposes, the Proxy Group shall use best efforts to consider, and when deemed appropriate, to act upon, such requests timely, and requests to review lending activity in connection with a potentially material vote may be initiated by any relevant Investment Professional and submitted for the Proxy Group’s consideration at any time.

III.                              Voting Procedures

A.                                    In all cases, the Adviser shall follow the voting procedures as set forth in the Procedures and Guidelines of the Fund on whose behalf the Adviser is exercising delegated authority to vote.

B.                                    Routine Matters

The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear policy (e.g., “For,” “Against,” “Withhold,” or “Abstain”)

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on a proposal.  However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional recommends a vote contrary to the Guidelines.

C.                                    Matters Requiring Case-by-Case Consideration

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted “case-by-case” consideration.

Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

Except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation, the Proxy Coordinator will forward the Agent’s analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent, or any other source to the Proxy Group.  The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

1.              Within-Guidelines Votes:  Votes in Accordance with a Fund’s Guidelines and/or where applicable, Agent Recommendation

In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner, except that the Proxy Coordinator shall follow any procedures established by a Fund’s Board with respect to recommendations received from an Investment Professional.  Except as provided for herein, no Conflicts Report (as such term is defined herein) is required in connection with Within-Guidelines Votes.

2.              Non-Votes:  Votes in Which No Action is Taken

The Proxy Group may recommend that a Fund refrain from voting under circumstances including, but not limited to, the following:  (1) if the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with fractional shares, securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security.  In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.  The Proxy Group may provide the Proxy Coordinator with standing instructions

13

on parameters that would dictate a Non-Vote without the Proxy Group’s review of a specific proxy.

Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders’ rights are limited, Non-Votes may also occur in connection with a Fund’s related inability to timely access ballots or other proxy information in connection with its portfolio securities.

Non-Votes may also result in certain cases in which the Agent’s recommendation has been deemed to be conflicted, as provided for in the Funds’ Procedures.

3.              Out-of-Guidelines Votes:  Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent’s Recommendation is Conflicted

If the Proxy Group or where applicable, an Investment Professional, recommends that a Fund vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter and the Procedures and Guidelines are silent, or the Agent’s recommendation on a matter is deemed to be conflicted as provided for under these Adviser Procedures, the Proxy Coordinator will then implement the procedures for handling such votes as adopted by the Fund’s Board.

The Proxy Coordinator will maintain a record of all recommendations from Investment Professionals to vote contrary to the Guidelines, all proxy questions that have been referred to a Fund’s Compliance Committee, and all applicable recommendations, analysis, research, Conflicts Reports and vote determinations.

IV.                               Assessment of the Agent and Conflicts of Interest

In furtherance of the Advisers’ fiduciary duty to the Funds and their beneficial owners, the Advisers shall establish the following:

A.                                    Assessment of the Agent

The Advisers shall establish that the Agent (1) is independent from the Advisers, (2) has resources that indicate it can competently provide analysis of proxy issues, and (3) can make recommendations in an impartial manner and in the best interests of the Funds and their beneficial owners.  The Advisers shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the Advisers may deem reasonably appropriate and shall do so not less than annually as well as prior to engaging the services of any new proxy service.  The Agent shall also notify the Advisers in writing within fifteen (15) calendar days of any material change to information previously provided to an Adviser in connection with establishing the Agent’s independence, competence, or impartiality.

Information provided in connection with assessment of the Agent shall be forwarded to a member of the mutual funds practice group of ING U.S. Investment

14

Management (“Counsel”) for review.  Counsel shall review such information and advise the Proxy Coordinator as to whether a material concern exists and if so, determine the most appropriate course of action to eliminate such concern.

B.                                    Conflicts of Interest

The Advisers shall establish and maintain procedures to identify and address conflicts that may arise from time to time concerning the Agent.  Upon the Advisers’ request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to an Adviser, the Agent shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent’s proxy analysis or recommendations.  The Proxy Coordinator shall forward all such information to Counsel for review.  Counsel shall review such information and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present.  Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund’s Procedures and Guidelines.

In connection with their participation in the voting process for portfolio securities, each member of the Proxy Group, and each Investment Professional participating in the voting process, must act solely in the best interests of the beneficial owners of the applicable Fund.  The members of the Proxy Group may not subordinate the interests of the Fund’s beneficial owners to unrelated objectives, including taking steps to reasonably insulate the voting process from any conflict of interest that may exist in connection with the Agent’s services or utilization thereof.

For all matters for which the Proxy Group or where applicable, an Investment Professional, recommends an Out-of-Guidelines Vote, or for which a recommendation contrary to that of the Agent or the Guidelines has been received from an Investment Professional, the Proxy Coordinator will implement the procedures for handling such votes as adopted by the Fund’s Board, including completion of such Conflicts Reports as may be required under the Fund’s Procedures.  Completed Conflicts Reports should be provided to the Proxy Coordinator within two (2) business days and may be submitted to the Proxy Coordinator verbally, provided the Proxy Coordinator documents the Conflicts Report in writing.  Such Conflicts Report should describe any known conflicts of either a business or personal nature, and set forth any contacts with respect to the referral item with non-investment personnel in its organization or with outside parties (except for routine communications from proxy solicitors).  The Conflicts Report should also include written confirmation that any recommendation from an Investment Professional provided in connection with an Out-of-Guidelines Vote or under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

The Proxy Coordinator shall forward all Conflicts Reports to Counsel for review.  Counsel shall review each report and provide the Proxy Coordinator with a brief

15

statement regarding whether or not a material conflict of interest is present.  Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund’s Procedures and Guidelines.

V.                                    Reporting and Record Retention

The Adviser shall maintain the records required by Rule 204-2(c)(2), as may be amended from time to time, including the following: (1) A copy of each proxy statement received regarding a Fund’s portfolio securities.  Such proxy statements received from issuers are available either in the SEC’s EDGAR database or are kept by the Agent and are available upon request. (2) A record of each vote cast on behalf of a Fund. (3) A copy of any document created by the Adviser that was material to making a decision how to vote a proxy, or that memorializes the basis for that decision. (4) A copy of written requests for Fund proxy voting information and any written response thereto or to any oral request for information on how the Adviser voted proxies on behalf of a Fund.  All proxy voting materials and supporting documentation will be retained for a minimum of six (6) years, the first two (2) years in the Advisers’ office.

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APPENDIX 1 — Proxy Group

Name	Title or Affiliation

Stanley D. Vyner	Chief Investment Risk Officer and Executive Vice President, ING Investments, LLC

Todd Modic	Senior Vice President, ING Funds Services, LLC and ING Investments, LLC; and Chief Financial Officer of the ING Funds

Maria Anderson	Vice President, Fund Compliance, ING Funds Services, LLC

Karla J. Bos	Proxy Coordinator for the ING Funds and Vice President, Proxy Voting, ING Funds Services, LLC

Julius A. Drelick III, CFA	Senior Vice President, Head of Fund Compliance, ING Funds Services, LLC

Harley Eisner	Vice President, Financial Analysis, ING Funds Services, LLC

Evan Posner	Vice President and Counsel, ING Funds

Effective as of July 19, 2012

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EXHIBIT 3 — Proxy Voting Guidelines of the ING Funds

I.                                        Introduction

The following is a statement of the Proxy Voting Guidelines (“Guidelines”) that have been adopted by the respective Boards of Directors or Trustees of each Fund.  Unless otherwise provided for herein, any defined term used herein shall have the meaning assigned to it in the Funds’ and Advisers’ Proxy Voting Procedures (the “Procedures”).

Proxies must be voted in the best interest of the Fund(s).  The Guidelines summarize the Funds’ positions on various issues of concern to investors, and give a general indication of how Fund portfolio securities will be voted on proposals dealing with particular issues.  The Guidelines are not exhaustive and do not include all potential voting issues.

The Advisers, in exercising their delegated authority, will abide by the Guidelines as outlined below with regard to the voting of proxies except as otherwise provided in the Procedures.  In voting proxies, the Advisers are guided by general fiduciary principles.  Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages.  The Advisers will not subordinate the interest of beneficial owners to unrelated objectives.  Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

II.                                   Guidelines

The following Guidelines are grouped according to the types of proposals generally presented to shareholders of U.S. issuers:  Board of Directors, Proxy Contests, Auditors, Proxy Contest Defenses, Tender Offer Defenses, Miscellaneous, Capital Structure, Executive and Director Compensation, State of Incorporation, Mergers and Corporate Restructurings, Mutual Fund Proxies, and Social and Environmental Issues.  An additional section addresses proposals most frequently found in global proxies.

General Policies

These Guidelines apply to securities of publicly traded companies and to those of privately held companies if publicly available disclosure permits such application.  All matters for which such disclosure is not available shall be considered CASE-BY-CASE.

In all cases receiving CASE-BY-CASE consideration, including cases not specifically provided for under these Guidelines, unless otherwise determined in accordance with the Procedures or otherwise provided for under these Guidelines, it shall generally be the policy of the Funds to vote in accordance with the recommendation provided by the Funds’ Agent, Institutional Shareholder Services Inc., a subsidiary of MSCI Inc.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote in accordance with the Agent’s recommendation when such recommendation aligns with the recommendation of the relevant issuer’s management or management has made no recommendation.  However, this policy shall not apply to CASE-BY-CASE proposals for which a contrary recommendation from the relevant Investment Professional(s) has been received and

18

is to be utilized, provided that incorporation of any such recommendation shall be subject to the conflict of interest review process required under the Procedures.

Recommendations from the Investment Professionals, while not required under the Procedures, may be submitted or requested in connection with any proposal and are likely to be requested with respect to proxies for private equity securities and/or proposals related to merger transactions/corporate restructurings, proxy contests, or unusual or controversial issues.  Such input shall be given primary consideration with respect to CASE-BY-CASE proposals being considered on behalf of the relevant Fund, provided that incorporation of any such recommendation shall be subject to the conflict of interest review process required under the Procedures.

Except as otherwise provided for herein, it shall generally be the policy of the Funds not to support proposals that would impose a negative impact on existing rights of the Funds to the extent that any positive impact would not be deemed sufficient to outweigh removal or diminution of such rights.

The foregoing policies may be overridden in any case as provided for in the Procedures.  Similarly, the Procedures provide that proposals whose Guidelines prescribe a firm voting position may instead be considered on a CASE-BY-CASE basis when unusual or controversial circumstances so dictate.

Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement, or other legal requirement to which an issuer may be or become subject.  No proposal shall be supported whose implementation would contravene such requirements.

1.                                      The Board of Directors

Voting on Director Nominees in Uncontested Elections

Unless otherwise provided for herein, the Agent’s standards with respect to determining director independence shall apply.  These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.

Agreement with the Agent’s independence standards shall not dictate that a Fund’s vote shall be cast according to the Agent’s corresponding recommendation.  Votes on director nominees not subject to specific policies described herein should be made on a CASE-BY-CASE basis.

Where applicable and except as otherwise provided for herein, it shall generally be the policy of the Funds to lodge disagreement with an issuer’s policies or practices by withholding support from a proposal for the relevant policy or practice rather than the director nominee(s) to which the Agent assigns a correlation.  Support shall be withheld from nominees deemed responsible for governance shortfalls, but if they are not standing for election (e.g., the board is classified), support shall generally not be withheld from others in their stead.  When a determination is made to withhold support due to concerns other than those related to an individual director’s independence or actions, responsibility may be attributed to the entire board, a committee, or an

19

individual (such as the CEO or committee chair), taking into consideration whether the desired effect is to send a message or to remove the director from service.

Where applicable and except as otherwise provided for herein, generally vote FOR nominees in connection with issues raised by the Agent if the nominee did not serve on the board or relevant committee during the majority of the time period relevant to the concerns cited by the Agent.

WITHHOLD support from a nominee who, during both of the most recent two years, attended less than 75 percent of the board and committee meetings during the nominee’s period of service without a valid reason for the absences.  WITHHOLD support if two-year attendance cannot be ascertained from available disclosure.  DO NOT WITHHOLD support in connection with attendance issues for nominees who have served on the board for less than the two most recent years.

Unless a company has implemented a policy that should reasonably prevent abusive use of its poison pill, WITHHOLD support from nominees responsible for implementing excessive anti-takeover measures, including failure to remove restrictive poison pill features or to ensure a pill’s expiration or timely submission to shareholders for vote.  Responsibility will generally be assigned to the board chair or, if not standing for election, the lead director.  If neither is standing for election, WITHHOLD support from all continuing directors.

Consider on a CASE-BY-CASE basis any nominee whom the Agent cites as having failed to implement a majority-approved shareholder proposal.  Vote FOR if the shareholder proposal has been reasonably addressed.  Proposals seeking shareholder ratification of a poison pill may be deemed reasonably addressed if the company has implemented a policy that should reasonably prevent abusive use of the pill.  WITHHOLD support if the shareholder proposal at issue is supported under these Guidelines and the board has not disclosed a credible rationale for not implementing the proposal.

Consider on a CASE-BY-CASE basis any nominee whom the Agent cites as having failed to opt out of a state law requiring companies to implement a staggered board structure, generally withholding support when the company:

(1)                           Demonstrates sustained poor stock performance (measured by one- and three-year total shareholder returns);

(2)                           Has a non-shareholder-approved poison pill in place, without provisions to redeem or seek approval in a reasonable period of time; and

(3)                           Maintains a dual class capital structure, imposes a supermajority vote requirement, or has authority to issue blank check preferred stock.

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If the board has not acted upon negative votes (WITHHOLD or AGAINST, as applicable based on the issuer’s election standard) representing a majority of the votes cast at the previous annual meeting, consider board nominees on a CASE-BY-CASE basis.  Generally, vote FOR nominees when:

(1)                     The issue relevant to the majority negative vote has been adequately addressed or cured, which may include disclosure of the board’s rationale; or

(2)                     The Funds’ Guidelines or voting record do not support the relevant issue causing the majority negative vote.

If the above provisions have not been satisfied, generally WITHHOLD support from the chair of the nominating committee, or if not standing for election, consider CASE-BY-CASE.

WITHHOLD support from inside or affiliated outside directors who sit on the audit committee.

Vote FOR inside or affiliated outside directors who sit on the nominating or compensation committee, provided that such committee meets the applicable independence requirements of the relevant listing exchange.

Vote FOR inside or affiliated outside directors if the full board serves as the compensation or nominating committee OR has not created one or both committees, provided that the issuer is in compliance with all provisions of the listing exchange in connection with performance of relevant functions (e.g., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).

Compensation Practices:

It shall generally be the policy of the Funds that matters of compensation are best determined by an independent board and compensation committee, but that support may be withheld from compensation committee members whose actions or disclosure do not appear to support compensation practices aligned with the best interests of the company and its shareholders.  Votes on compensation committee members in connection with compensation practices should be considered on a CASE-BY-CASE basis, and generally:

(1)                     Say on pay.  If shareholders have been provided with an advisory vote on executive compensation (say on pay, or “SOP”), and practices not supported under these Guidelines have been identified, it shall generally be the policy of the Funds to align with the Agent when a vote AGAINST the say on pay proposal has been recommended in lieu of withholding support from certain nominees for compensation concerns.  Issuers receiving negative recommendations on both compensation committee members and say on pay regarding issues not otherwise supported by these Guidelines will be considered on a CASE-BY-CASE basis.

(2)                     Say on pay responsiveness.  Compensation committee members opposed by the Agent for failure to sufficiently address compensation concerns evidenced by significant opposition to the most recent SOP vote will be considered on a CASE-BY-CASE basis, factoring in the following:

(a)                     If the most recent SOP vote received majority opposition, generally vote AGAINST the compensation committee chair if the company has not demonstrated an adequate level of responsiveness.

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(b)                     If the most recent SOP vote passed but received significant opposition, generally vote FOR the nominee(s) if a Fund voted FOR that SOP proposal or did not have voting rights on that proposal.  If a Fund voted AGAINST the SOP proposal and the company has not demonstrated an adequate level of responsiveness, generally vote AGAINST the compensation committee chair.

(c)                      If the compensation committee chair is not standing for election under circumstances meriting the chair’s opposition, consider the compensation committee member(s) opposed by the Agent on a CASE-BY-CASE basis.

(3)                     Say on frequency.  If the Agent opposes nominees because the company has implemented an SOP schedule that is less frequent than the frequency most recently preferred by at least a plurality of shareholders, generally WITHHOLD support from the compensation committee chair.  If the compensation committee chair is not standing for election, WITHHOLD support from the other compensation committee members.  If no compensation committee members are standing for election, consider other nominees opposed by the Agent on a CASE-BY-CASE basis.

(4)                     Tenure.  Where applicable and except as otherwise provided for herein, vote FOR compensation committee members who did not serve on the compensation committee during the majority of the time period relevant to the concerns cited by the Agent.

(5)                     Pay for performance.  Consider compensation committee members receiving an adverse recommendation from the Agent CASE-BY-CASE when the Agent has identified a pay practice (or combination of practices) not otherwise supported under these Guidelines that appears to have created a misalignment between CEO pay and performance with regard to shareholder value.  Generally vote FOR nominees if the company has provided a reasonable rationale regarding pay and performance and/or they  appear reasonably correlated.  Generally WITHHOLD support from compensation committee members for structuring compensation packages that unreasonably insulate pay from performance conditions.

(6)                     Pay disparity.  Generally DO NOT WITHHOLD support from compensation committee members solely due to internal pay disparity as assessed by the Agent, but consider pay magnitude concerns on a CASE-BY-CASE basis.

(7)                     Change in control provisions.  If the Agent recommends withholding support from compensation committee members in connection with overly liberal change in control provisions, including those lacking a double trigger, generally WITHHOLD support from such nominees.  If the Agent recommends withholding support from compensation committee members in connection with potential change in control payments or tax-gross-ups on change in control payments, vote FOR the nominees if the amount appears reasonable and no material governance concerns exist.  Generally WITHHOLD support if the amount is so significant (individually or collectively) as to potentially influence an executive’s decision to enter into a transaction or to effectively act as a poison pill.

(8)                     Repricing.  If the Agent recommends withholding support from compensation committee members in connection with their failure to seek, or acknowledge, a shareholder vote on plans to reprice, replace, buy back, or exchange options, generally

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WITHHOLD support from such nominees, except that cancellation of options would not be considered an exchange unless the cancelled options were regranted or expressly returned to the plan reserve for reissuance.

(9)                     Tax benefits.  If the Agent recommends withholding support from compensation committee members that have approved compensation that is ineligible for tax benefits to the company (e.g., under Section 162(m) of OBRA), generally vote FOR such nominees if the company has provided an adequate rationale or the plan itself is being put to shareholder vote at the same meeting.  If the plan is up for vote, the provisions under Section 8. OBRA-Related Compensation Proposals shall apply.

(10)              Director perquisites.  If the Agent recommends withholding support from compensation committee members in connection with director compensation in the form of perquisites, generally vote FOR the nominees if the cost is reasonable in the context of the directors’ total compensation and the perquisites themselves appear reasonable given their purpose, the directors’ duties, and the company’s line of business.

(11)              Incentive plans.  Generally consider nominees on a CASE-BY-CASE basis in connection with short-term incentive plans over which the nominee has exercised discretion to exclude extraordinary items, and WITHHOLD support if treatment of such items has been inconsistent (e.g., exclusion of losses but not gains).  Generally WITHHOLD support from compensation committee members opposed by the Agent in connection with long-term incentive plans, or total executive compensation packages, inadequately aligned with shareholders because the performance period is too short or they lack an appropriate equity component (e.g., overly cash-based plans), except that the latter will be considered CASE-BY-CASE in connection with executives already holding significant equity positions.

(12)              Options backdating.  If the Agent has raised issues of options backdating, consider members of the compensation committee, as well as company executives nominated as directors, on a CASE-BY-CASE basis.

(13)              Independence from management.  Generally WITHHOLD support from compensation committee members cited by the Agent for permitting named executives to have excessive input into setting their own compensation.

(14)              Multiple concerns.  If the Agent recommends withholding support from compensation committee members in connection with other compensation practices such as tax gross-ups, perquisites, retention or recruitment provisions (including contract length or renewal provisions), “guaranteed” awards, pensions/SERPs, or severance or termination arrangements, vote FOR such nominees if the issuer has provided adequate rationale and/or disclosure, factoring in any overall adjustments or reductions to the compensation package at issue.  Except as otherwise provided for herein, generally DO NOT WITHHOLD support solely due to any single such practice if the total compensation appears reasonable, but consider on a CASE-BY-CASE basis compensation packages representing a combination of such provisions and deemed by the Agent to be excessive.

(15)              Commitments.  Generally, vote FOR compensation committee members receiving an adverse recommendation from the Agent due to problematic pay practices if the issuer

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makes a public commitment (e.g., via a Form 8-K filing) to rectify the practice on a going-forward basis.

(16)              Other.  If the Agent has raised other considerations regarding poor compensation practices, consider compensation committee members on a CASE-BY-CASE basis.

Accounting Practices:

(1)                     Generally, except as otherwise provided for herein, vote FOR independent outside director nominees serving on the audit committee.

(2)                     Where applicable and except as otherwise provided for herein, generally vote FOR nominees serving on the audit committee, or the company’s CEO or CFO if nominated as directors, who did not serve on that committee or have responsibility over the relevant financial function, as applicable, during the majority of the time period relevant to the concerns cited by the Agent.

(3)                     If the Agent has raised concerns regarding poor accounting practices, consider the company’s CEO and CFO, if nominated as directors, and nominees serving on the audit committee on a CASE-BY-CASE basis.  Generally vote FOR nominees if the company has taken adequate steps to remediate the concerns cited, which would typically include removing or replacing the responsible executives, and if the concerns are not re-occurring and/or the company has not yet had a full year to remediate the concerns since the time they were identified.

(4)                     If total non-audit fees exceed the total of audit fees, audit-related fees, and tax compliance and preparation fees, the provisions under Section 3. Auditor Ratification shall apply.

Board Independence:

It shall generally be the policy of the Funds that a board should be majority independent and therefore to consider inside or affiliated outside director nominees when the full board is not majority independent on a CASE-BY-CASE basis.  Generally:

(1)                     WITHHOLD support from the fewest directors whose removal would achieve majority independence across the remaining board, except that support may be withheld from additional nominees whose relative level of independence cannot be differentiated.

(2)                     WITHHOLD support from all non-independent nominees, including the founder, chairman, or CEO, if the number required to achieve majority independence is equal to or greater than the number of non-independent nominees.

(3)                     Except as provided above, vote FOR non-independent nominees in the role of CEO, and when appropriate, founder or chairman, and determine support for other non-independent nominees based on the qualifications and contributions of the nominee as well as the Funds’ voting precedent for assessing relative independence to management, e.g., insiders holding senior executive positions are deemed less independent than affiliated outsiders with a transactional or advisory relationship to the company, and affiliated outsiders with a material transactional or advisory relationship are deemed less independent than those with lesser relationships.

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(4)                     Non-voting directors (e.g., director emeritus or advisory director) shall be excluded from calculations with respect to majority board independence.

(5)                     When conditions contributing to a lack of majority independence remain substantially similar to those in the previous year, it shall generally be the policy of the Funds to vote on nominees in a manner consistent with votes cast by the Fund(s) in the previous year.

Generally vote FOR nominees without regard to “over-boarding” issues raised by the Agent unless other concerns requiring CASE-BY-CASE consideration have been raised.

Generally, when the Agent recommends withholding support due to assessment that a nominee acted in bad faith or against shareholder interests in connection with a major transaction, such as a merger or acquisition, or if the Agent recommends withholding support due to other material failures or egregious actions, consider on a CASE-BY-CASE basis, factoring in the merits of the nominee’s performance and rationale and disclosure provided.  If the Agent cites concerns regarding actions in connection with a candidate’s service on another board, vote FOR the nominee if the issuer has provided adequate rationale regarding the appropriateness of the nominee to serve on the board under consideration.

Performance Test for Directors

Consider nominees failing the Agent’s performance test, which includes market-based and operating performance measures, on a CASE-BY-CASE basis.  Input from the relevant Investment Professional(s) shall be given primary consideration with respect to such proposals.

Support will generally be WITHHELD from nominees receiving a negative recommendation from the Agent due to sustained poor stock performance (measured by one- and three-year total shareholder returns) combined with multiple takeover defenses/entrenchment devices if the issuer:

(1)                     Is a controlled company or has a non-shareholder-approved poison pill in place, without provisions to redeem or seek approval in a reasonable period of time; and

(2)                     Maintains a dual class capital structure, imposes a supermajority vote requirement, or has authority to issue blank check preferred stock.

Nominees receiving a negative recommendation from the Agent due to sustained poor stock performance combined with other takeover defenses/entrenchment devices will be considered on a CASE-BY-CASE basis.

Proposals Regarding Board Composition or Board Service

Generally, except as otherwise provided for herein, vote AGAINST shareholder proposals to impose new board structures or policies, including those requiring that the positions of chairman and CEO be held separately, but vote FOR proposals in connection with a binding agreement or other legal requirement to which an issuer has or reasonably may expect to become subject, and consider such proposals on a CASE-BY-CASE basis if the board is not majority independent or corporate governance concerns have been identified.  Generally, except as otherwise provided for herein, vote FOR management proposals to adopt or amend board structures or policies, except consider such proposals on a CASE-BY-CASE basis if the board is not majority independent, corporate governance concerns have been identified, or the proposal may result in a material reduction in shareholders’ rights.

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Generally, vote AGAINST shareholder proposals:

•                  Asking that more than a simple majority of directors be independent.

•                  Asking that the independence of the compensation and/or nominating committees be greater than that required by the listing exchange.

•                  Limiting the number of public company boards on which a director may serve.

•                  Seeking to redefine director independence or directors’ specific roles (e.g., responsibilities of the lead director).

•                  Requesting creation of additional board committees or offices, except as otherwise provided for herein.

•                  Limiting the tenure of outside directors or imposing a mandatory retirement age for outside directors (unless the proposal seeks to relax existing standards), but generally vote FOR management proposals in this regard.

Generally, vote FOR shareholder proposals that seek creation of an audit, compensation, or nominating committee of the board, unless the committee in question is already in existence or the issuer has availed itself of an applicable exemption of the listing exchange (e.g., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).

Stock Ownership Requirements

Generally, vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.  Vote AGAINST proposals to limit or eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care.  Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.  Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if:

(1)                     The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and

(2)                     Only if the director’s legal expenses would be covered.

2.                                     Proxy Contests

These proposals should generally be analyzed on a CASE-BY-CASE basis.  Input from the relevant Investment Professional(s) shall be given primary consideration with respect to proposals in connection with proxy contests being considered on behalf of that Fund.

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis.

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Reimburse Proxy Solicitation Expenses

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis, generally voting FOR if associated nominees are also supported.

3.                                      Auditors

Ratifying Auditors

Generally, except in cases of poor accounting practices or high non-audit fees, vote FOR management proposals to ratify auditors.  Consider management proposals to ratify auditors on a CASE-BY-CASE basis if the Agent cites poor accounting practices.  If fees for non-audit services exceed 50 percent of total auditor fees as described below, consider on a CASE-BY-CASE basis, voting AGAINST management proposals to ratify auditors only if concerns exist that remuneration for the non-audit work is so lucrative as to taint the auditor’s independence.  For purposes of this review, fees deemed to be reasonable, generally non-recurring exceptions to the non-audit fee category (e.g., those related to an IPO) shall be excluded.  Generally vote FOR shareholder proposals asking the issuer to present its auditor annually for ratification.

Auditor Independence

Generally, consider shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services) on a CASE-BY-CASE basis.

Audit Firm Rotation

Generally, vote AGAINST shareholder proposals asking for mandatory audit firm rotation.

4.                                      Proxy Contest Defenses

Presentation of management and shareholder proposals on the same matter on the same agenda shall not require a Fund to vote FOR one and AGAINST the other.

Board Structure:  Staggered vs. Annual Elections

Generally, vote AGAINST proposals to classify the board or otherwise restrict shareholders’ ability to vote upon directors and FOR proposals to repeal classified boards and to elect all directors annually.

Shareholder Ability to Remove Directors

Generally, vote AGAINST proposals that provide that directors may be removed only for cause.

Generally, vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Generally, vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Generally, vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Cumulative Voting

If the company is controlled or maintains a classified board of directors or a dual class voting structure, generally, vote AGAINST management proposals to eliminate cumulative voting (except that such proposals may be supported irrespective of classification in furtherance of an

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issuer’s plan to declassify its board or adopt a majority voting standard), and vote FOR shareholder proposals to restore or permit cumulative voting.

Time-Phased Voting

Generally, vote AGAINST proposals to implement, and FOR proposals to eliminate, time-phased or other forms of voting that do not promote a one share, one vote standard.

Shareholder Ability to Call Special Meetings

Generally, vote FOR shareholder proposals that provide shareholders with the ability to call special meetings when either (1) the company does not currently permit shareholders to do so or (2) the existing ownership threshold is greater than 25 percent.

Consider management proposals to permit shareholders to call special meetings on a CASE-BY-CASE basis, generally voting FOR such proposals not opposed by the Agent.  Generally vote FOR such proposals if the Agent’s sole concern relates to a net-long position requirement.

Shareholder Ability to Act by Written Consent

Generally, vote AGAINST shareholder proposals seeking the right to act by written consent if the issuer:

(1)                     Permits shareholders to call special meetings;

(2)                     Does not impose supermajority vote requirements; and

(3)                     Has otherwise demonstrated its accountability to shareholders (e.g., the company has reasonably addressed majority-supported shareholder proposals).

Consider management proposals to eliminate the right to act by written consent on a CASE-BY-CASE basis, generally voting FOR if the above conditions are present.

Generally, vote FOR shareholder proposals seeking the right to act by written consent if the above conditions are not present.

Shareholder Ability to Alter the Size of the Board

Generally, vote FOR proposals that seek to fix the size of the board or designate a range for its size.

Generally, vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

5.                                      Tender Offer Defenses

Poison Pills

Generally, vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification, or to redeem its pill in lieu thereof, unless (1) shareholders have approved adoption of the plan, (2) a policy has already been implemented by the company that should reasonably prevent abusive use of the pill, or (3) the board had determined that it was in the best interest of shareholders to adopt a pill without delay, provided that such plan would be put to shareholder vote within twelve months of adoption or expire, and if not approved by a majority of the votes cast, would immediately terminate.

Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill.

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Review on a CASE-BY-CASE basis management proposals to approve or ratify a poison pill or any plan or charter amendment (e.g., investment restrictions) that can reasonably be construed as an anti-takeover measure, with voting decisions generally based on the Agent’s approach to evaluating such proposals, considering factors such as rationale, trigger level, and sunset provisions.  Votes will generally be cast in a manner that seeks to preserve shareholder value and the right to consider a valid offer, voting AGAINST management proposals in connection with poison pills or anti-takeover activities that do not meet the Agent’s standards.

Fair Price Provisions

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Greenmail

Generally, vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Review on a CASE-BY-CASE basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Pale Greenmail

Review on a CASE-BY-CASE basis restructuring plans that involve the payment of pale greenmail.

Unequal Voting Rights

Generally, except as otherwise provided for herein, vote AGAINST dual-class exchange offers and dual-class recapitalizations.

Supermajority Shareholder Vote Requirement

Generally, vote AGAINST proposals to require a supermajority shareholder vote and FOR management or shareholder proposals to lower supermajority shareholder vote requirements, unless, for companies with shareholder(s) with significant ownership levels, the Agent recommends retention of existing supermajority requirements in order to protect minority shareholder interests.

White Squire Placements

Generally, vote FOR shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

6.                                     Miscellaneous

Amendments to Corporate Documents

Except to align with legislative or regulatory changes or when support is recommended by the Agent or relevant Investment Professional(s) (including, for example, as a condition to a major transaction such as a merger), generally, vote AGAINST proposals seeking to remove shareholder approval requirements or otherwise remove or diminish shareholder rights, e.g., by (1) adding restrictive provisions, (2) removing provisions or moving them to portions of the charter not requiring shareholder approval, or (3) in corporate structures such as holding companies, removing provisions in an active subsidiary’s charter that provide voting rights to parent company

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shareholders.  This policy would also generally apply to proposals seeking approval of corporate agreements or amendments to such agreements that the Agent recommends AGAINST because a similar reduction in shareholder rights is requested.

Generally, vote AGAINST proposals for charter amendments that support board entrenchment or may be used as an anti-takeover device (or to further anti-takeover conditions), particularly if the proposal is bundled or the board is classified.

Generally, vote FOR proposals seeking charter or bylaw amendments to remove anti-takeover provisions.

Consider proposals seeking charter or bylaw amendments not addressed under these Guidelines on a CASE-BY-CASE basis.

Confidential Voting

Generally, vote FOR shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows:

•                  In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy.

•                  If the dissidents agree, the policy remains in place.

•                  If the dissidents do not agree, the confidential voting policy is waived.

Generally, vote FOR management proposals to adopt confidential voting.

Proxy Access

Consider on a CASE-BY-CASE basis proposals to provide shareholders with access to management’s proxy material in order to nominate their own candidates(s) to the board.

Majority Voting Standard

Except as otherwise provided for herein, it shall generally be the policy of the Funds to extend discretion to issuers to determine when it may be appropriate to adopt a majority voting standard.  Generally, vote FOR management proposals, provided the proposal contains a plurality carve-out for contested elections, but AGAINST shareholder proposals unless also supported by management, seeking election of directors by the affirmative vote of the majority of votes cast in connection with a meeting of shareholders, including amendments to corporate documents or other actions in furtherance of a majority standard, and provided such standard does not conflict with state law in which the company is incorporated.  For issuers with a history of significant corporate governance concerns, consider such proposals on a CASE-BY-CASE basis.  (See also Section 11. Mutual Fund Proxies.)

Bundled Proposals

Except as otherwise provided for herein, review on a CASE-BY-CASE basis bundled or “conditioned” proxy proposals, generally voting AGAINST bundled proposals containing one or more items not supported under these Guidelines if the Agent or  relevant Investment Professional(s) deems the negative impact, on balance, to outweigh any positive impact.

Shareholder Advisory Committees

Review on a CASE-BY-CASE basis proposals to establish a shareholder advisory committee.

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Reimburse Shareholder for Expenses Incurred

Voting to reimburse expenses incurred in connection with shareholder proposals should be analyzed on a CASE-BY-CASE basis.

Other Business

In connection with proxies of U.S. issuers (e.g., those filing a DEF 14A and considered domestic by the Agent), generally vote FOR management proposals for Other Business, except when the primary proposal is not supported by a Fund or in connection with a proxy contest in which a Fund is not voting in support of management.

Quorum Requirements

Review on a CASE-BY-CASE basis proposals to lower quorum requirements for shareholder meetings below a majority of the shares outstanding.

Advance Notice for Shareholder Proposals

Generally, vote FOR management proposals related to advance notice period requirements, provided that the period requested is in accordance with applicable law and no material governance concerns have been identified in connection with the issuer.

Multiple Proposals

Multiple proposals of a similar nature presented as options to the course of action favored by management may all be voted FOR, provided that support for a single proposal is not operationally required, no one proposal is deemed superior in the interest of the Fund(s), and each proposal would otherwise be supported under these Guidelines.

7.                                      Capital Structure

Common Stock Authorization

Review proposals to increase the number of shares of common stock authorized for issuance on a CASE-BY-CASE basis.  Except where otherwise indicated, the Agent’s proprietary approach of determining appropriate thresholds and, for requests above such allowable threshold, applying a company-specific, qualitative review (e.g., considering rationale and prudent historical usage), will generally be utilized in evaluating such proposals.

Generally, vote FOR:

•                  Proposals to authorize capital increases within the Agent’s allowable thresholds or those in excess but meeting Agent’s qualitative standards, but consider on a CASE-BY-CASE basis those requests failing the Agent’s review for proposals in connection with which a contrary recommendation from the relevant Investment Professional(s) has been received and is to be utilized (e.g., in support of a merger or acquisition proposal).

•                  Proposals to authorize capital increases within the Agent’s allowable thresholds or those in excess but meeting Agent’s qualitative standards, unless the company states that the stock may be used as a takeover defense.  In those cases, consider on a CASE-BY-CASE basis if a contrary recommendation from the relevant Investment Professional(s) has been received and is to be utilized.

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•                  Proposals to authorize capital increases exceeding the Agent’s thresholds when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Generally, vote AGAINST:

•                  Proposals to increase the number of authorized shares of a class of stock if the issuance which the increase is intended to service is not supported under these Guidelines.

•                  Nonspecific proposals authorizing excessive discretion to a board.

Consider management proposals to make changes to the capital structure not otherwise addressed under these Guidelines CASE-BY-CASE, generally voting with the Agent’s recommendation unless a contrary recommendation has been received from the relevant Investment Professional(s) and is to be utilized.

Dual Class Capital Structures

Generally, vote AGAINST:

•                  Proposals to create or perpetuate dual class capital structures unless supported by the Agent (e.g., to avert bankruptcy or generate non-dilutive financing, and not designed to increase the voting power of an insider or significant shareholder).

•                  Proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual class capital structures.

However, consider such proposals CASE-BY-CASE if (1) bundled with favorable proposal(s), (2) approval of such proposal(s) is a condition of such favorable proposal(s), or (3) part of a recapitalization for which support is recommended by the Agent or  relevant Investment Professional(s).

Consider management proposals to eliminate or make changes to dual class capital structures CASE-BY-CASE, generally voting with the Agent’s recommendation unless a contrary recommendation has been received from the relevant Investment Professional(s)  and is to be utilized.

Generally, vote FOR shareholder proposals to eliminate dual class capital structures unless the relevant Fund owns a class with superior voting rights.

Stock Distributions: Splits and Dividends

Generally, vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares falls within the Agent’s allowable thresholds, but consider on a CASE-BY-CASE basis those proposals exceeding the Agent’s threshold for proposals in connection with which a contrary recommendation from the relevant Investment Professional(s) has been received and is to be utilized.

Reverse Stock Splits

Consider on a CASE-BY-CASE basis management proposals to implement a reverse stock split.  In the event the split constitutes a capital increase effectively exceeding the Agent’s allowable threshold because the request does not proportionately reduce the number of shares authorized, consider management’s rationale and/or disclosure, generally voting FOR, but generally not supporting additional requests for capital increases on the same agenda.

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Preferred Stock

Review proposals to increase the number of shares of preferred stock authorized for issuance on a CASE-BY-CASE basis, and except where otherwise indicated, generally utilize the Agent’s approach for evaluating such proposals.  This approach incorporates both qualitative and quantitative measures, including a review of past performance (e.g., board governance, shareholder returns and historical share usage) and the current request (e.g., rationale, whether shares are blank check and declawed, and dilutive impact as determined through the Agent’s proprietary model for assessing appropriate thresholds).

Generally, vote AGAINST proposals authorizing the issuance of preferred stock or creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock), but vote FOR if the Agent or  relevant Investment Professional(s) so recommends because the issuance is required to effect a merger or acquisition proposal.

Generally, vote FOR proposals to issue or create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense.  Generally vote AGAINST in cases where the company expressly states that, or fails to disclose whether, the stock may be used as a takeover defense, but vote FOR if the Agent or  relevant Investment Professional(s) so recommends because the issuance is required to address special circumstances such as a merger or acquisition.

Generally, vote FOR proposals to authorize or issue preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

Shareholder Proposals Regarding Blank Check Preferred Stock

Generally, vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

Adjustments to Par Value of Common Stock

Generally, vote FOR management proposals to reduce the par value of common stock, unless doing so raises other concerns not otherwise supported under these Guidelines.

Preemptive Rights

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights or management proposals that seek to eliminate them.  In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

Debt Restructurings

Review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.

Share Repurchase Programs

Generally, vote FOR management proposals to institute open-market share repurchase plans in

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which all shareholders may participate on equal terms, but vote AGAINST plans with terms favoring selected parties.  This policy shall also apply to companies incorporated outside the U.S. if they are listed on a U.S. exchange and treated as a U.S. domestic issuer by the Securities and Exchange Commission (“SEC”).

Generally, vote FOR management proposals to cancel repurchased shares.

Generally, vote AGAINST proposals for share repurchase methods lacking adequate risk mitigation or exceeding appropriate volume or duration parameters for the market.

Consider shareholder proposals seeking share repurchase programs on a CASE-BY-CASE basis, with input from the relevant Investment Professional(s)  to be given primary consideration.

Tracking Stock

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis.

8.                                      Executive and Director Compensation

Except as otherwise provided for herein, votes with respect to compensation and employee benefit plans, or the issuance of shares in connection with such plans, should be determined on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such plans, which includes determination of costs and comparison to an allowable cap, except as otherwise provided herein.

•                  Generally, vote in accordance with the Agent’s recommendations FOR equity-based plans with costs within such cap and AGAINST those with costs in excess of it, except that plans above the cap may be supported if so recommended by the Agent or relevant Investment Professional(s) as a condition to a major transaction such as a merger.

•                  Generally, vote AGAINST plans if the Agent suggests cost or dilution assessment may not be possible due to the method of disclosing shares allocated to the plan(s).

•                  Generally, vote AGAINST equity-based plans whose awards further a misalignment between CEO pay and performance with regard to shareholder value, including where pay appears unreasonably insulated from performance conditions and/or awards under the plan are concentrated among named executive officers.

•                  Generally, vote AGAINST plans with inadequate disclosure regarding vesting or performance requirements.  However, except as otherwise provided herein, consider plans CASE-BY-CASE if the Agent questions the form or stringency of the vesting or performance criteria.

•                  Generally, vote FOR plans with costs within the cap if the primary concerns raised by the Agent pertain to matters that would not result in a negative vote under these Guidelines on a management say on pay proposal or the relevant board or committee member(s).

•                  Generally, vote AGAINST plans administered by potential grant recipients.

•                  Generally, vote AGAINST proposals to eliminate existing shareholder approval requirements for material plan changes, unless the company has provided a reasonable rationale and/or adequate disclosure regarding the requested changes.

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•                  Generally vote AGAINST long-term incentive plans that are inadequately aligned with shareholders because the performance period is too short or they lack an appropriate equity component, except that such cases will be considered CASE-BY-CASE in connection with executives already holding significant equity positions.

•                  Generally, vote AGAINST plans that contain an overly liberal change in control definition (e.g., does not result in actual change in control).

•                  Consider plans CASE-BY-CASE if the Agent raises other considerations not otherwise provided for herein.

Management Proposals Seeking Approval to Reprice Options

Review on a CASE-BY-CASE basis management proposals seeking approval to reprice, replace, or exchange options, considering factors such as rationale, historic trading patterns, value-for-value exchange, vesting periods, and replacement option terms.  Generally, vote FOR proposals that meet the Agent’s criteria for acceptable repricing, replacement, or exchange transactions.  Generally, vote AGAINST compensation plans that (1) permit or may permit (e.g., history of repricing and no express prohibition against future repricing) repricing of stock options, or any form or alternative to repricing, without shareholder approval, (2) include provisions that permit repricing, replacement, or exchange transactions that do not meet the Agent’s criteria, or (3) give the board sole discretion to approve option repricing, replacement, or exchange programs.

Director Compensation

Votes on stock-based plans for directors are made on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s quantitative approach described above as well as a review of qualitative features of the plan when costs exceed the Agent’s threshold.

Employee Stock Purchase Plans

Votes on employee stock purchase plans, and capital issuances in support of such plans, should be made on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such plans.

OBRA-Related Compensation Proposals

Votes on plans intended to qualify for favorable tax treatment under the provisions of Section 162(m) of OBRA should be evaluated irrespective of the Agent’s assessment of board independence, provided that the board meets the independence requirements of the relevant listing exchange and no potential recipient under the plan(s) sits on the committee that exercises discretion over the related compensation awards.  Unless the issuer has provided a compelling rationale, generally vote with the Agent’s recommendations AGAINST plans that include practices or features not supported under these Guidelines or deliver excessive compensation that fails to qualify for favorable tax treatment.

Amendments that Place a Cap on Annual Grants or Amend Administrative Features

Generally, vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

Amendments to Add Performance-Based Goals

Generally, vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA, unless they are clearly

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inappropriate.

Amendments to Increase Shares and Retain Tax Deductions Under OBRA

Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a CASE-BY-CASE basis, generally voting FOR such plans that do not raise any negative concerns under these Guidelines.

Approval of Cash or Cash-and-Stock Bonus Plans

Generally, vote FOR cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA, with primary consideration given to management’s assessment that such plan meets the requirements for exemption of performance-based compensation.  However, consider CASE-BY-CASE when broader compensation concerns exist.

Shareholder Proposals Regarding Executive and Director Pay

Unless evidence exists of abuse in historical compensation practices, and except as otherwise provided for herein, generally vote AGAINST shareholder proposals that seek to impose new compensation structures or policies.

Severance and Termination Payments

Generally, vote FOR shareholder proposals to have parachute arrangements submitted for shareholder ratification (with “parachutes” defined as compensation arrangements related to termination that specify change in control events) and provided that the proposal does not include unduly restrictive or arbitrary provisions such as advance approval requirements.

Generally, vote FOR shareholder proposals seeking double triggers on change in control awards.  Consider on a CASE-BY-CASE basis proposals seeking a specific treatment of equity that vests upon change in control.

Generally vote FOR shareholder proposals to submit executive severance agreements for shareholder ratification, if such proposals specify change in control events, Supplemental Executive Retirement Plans, or deferred executive compensation plans, or if ratification is required by the listing exchange.

Review on a CASE-BY-CASE basis all proposals to approve, ratify, or cancel executive severance or termination arrangements, including those related to executive recruitment or retention.  Generally vote FOR such compensation arrangements if:

(1)                     The primary concerns raised by the Agent would not result in a negative vote under these Guidelines on a management say on pay proposal or the relevant board or committee member(s);

(2)                     The issuer has provided adequate rationale and/or disclosure; or

(3)                     Support is recommended by the Agent or relevant Investment Professional(s) (e.g., as a condition to a major transaction such as a merger).

However, vote in accordance with the Agent’s recommendations AGAINST new or materially amended plans, contracts, or payments that include single trigger change in control cash severance provisions or do not require an actual change in control in order to be triggered.

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Consider on a CASE-BY-CASE basis any proposals opposed by the Agent due to single trigger equity acceleration or legacy single trigger change in control cash severance provisions.

Employee Stock Ownership Plans (ESOPs)

Generally, vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares).

401(k) Employee Benefit Plans

Generally, vote FOR proposals to implement a 401(k) savings plan for employees.

Holding Periods

Generally, vote AGAINST proposals requiring mandatory periods for officers and directors to hold company stock.

Advisory Votes on Executive Compensation (Say on Pay)

Generally, management proposals seeking ratification of the company’s compensation program will be voted FOR unless the program includes practices or features not supported under these Guidelines (including those referenced under Section 1. The Board of Directors, Compensation Practices) and the proposal receives a negative recommendation from the Agent.  Unless otherwise provided for herein, proposals not receiving the Agent’s support due to concerns regarding incentive structures, severance/termination payments, or vesting or performance criteria not otherwise supported by these Guidelines will be considered on a CASE-BY-CASE basis, factoring in whether the issuer has made improvements to its overall compensation program, and generally voting FOR if CEO pay appears aligned with performance and/or the company has provided a reasonable rationale and/or adequate disclosure regarding the matter(s) under consideration.  For say on pay proposals not supported by the Agent and referencing incentive plan concerns:

(1)                     Short-term incentive plans:  Proposals will be considered on a CASE-BY-CASE basis if they cite short-term incentive plans over which the board has exercised discretion to exclude extraordinary items, and voted AGAINST if treatment of such items has been inconsistent (e.g., exclusion of losses but not gains).

(2)                     Long-term incentive plans:  Proposals will be voted AGAINST if they cite long-term incentive plans that are inadequately aligned with shareholders because the performance period is too short or they lack an appropriate equity component (e.g., overly cash-based plans), except that the latter will be considered CASE-BY-CASE in connection with executives already holding significant equity positions.

Generally, vote AGAINST proposals when named executives have material input into setting their own compensation.

Generally, vote AGAINST proposals presented by issuers subject to Troubled Asset Relief Program (TARP) provisions if there is inadequate discussion of the process for ensuring that incentive compensation does not encourage excessive risk-taking.

Frequency of Advisory Votes on Executive Compensation

Generally, support proposals seeking an annual say on pay and oppose those seeking a less

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frequent say on pay.

9.                                      State of Incorporation

Voting on State Takeover Statutes

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation should be examined on a CASE-BY-CASE basis, generally supporting management proposals not assessed as a potential takeover defense, but if so assessed, weighing management’s rationale for the change.  Generally, vote FOR management reincorporation proposals upon which another key proposal, such as a merger transaction, is contingent if the other key proposal is also supported.  Generally, vote AGAINST shareholder reincorporation proposals not also supported by the company.

10.                               Mergers and Corporate Restructurings

Input from the relevant Investment Professional(s) shall be given primary consideration with respect to proposals regarding business combinations, particularly those between otherwise unaffiliated parties, or other corporate restructurings being considered on behalf of that Fund.

Generally, vote FOR a proposal not typically supported under these Guidelines if a key proposal, such as a merger transaction, is contingent upon its support and a vote FOR is accordingly recommended by the Agent or  relevant Investment Professional(s).

Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals if no input is provided by the relevant Investment Professional(s).

Corporate Restructurings

Votes on corporate restructuring proposals, including demergers, minority squeezeouts, leveraged buyouts, spinoffs, liquidations, dispositions, divestitures, and asset sales, should be considered on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals if no input is provided by the relevant Investment Professional(s).

Adjournment

Generally, vote FOR proposals to adjourn a meeting to provide additional time for vote solicitation when the primary proposal, such as a merger or corporate restructuring, is also supported.  Absent such a proposal, vote FOR adjournment if all other proposals are supported and AGAINST if all others are opposed.  Under any other circumstances, consider on a CASE-BY-CASE basis.

Appraisal Rights

Generally, vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

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Changing Corporate Name

Generally, vote FOR changing the corporate name.

11.                               Mutual Fund Proxies

Approving New Classes or Series of Shares

Generally, vote FOR the establishment of new classes or series of shares.

Authorizing the Board to Hire and Terminate Sub-Advisers Without Shareholder Approval

Generally, vote FOR these proposals.

Master-Feeder Structure

Generally, vote FOR the establishment of a master-feeder structure.

Establish Director Ownership Requirement

Generally, vote AGAINST shareholder proposals for the establishment of a director ownership requirement.

The matters below should be examined on a CASE-BY-CASE basis:

•                  Election of Directors

•                  Converting Closed-end Fund to Open-end Fund

•                  Proxy Contests

•                  Investment Advisory Agreements

•                  Preferred Stock Proposals

•                  1940 Act Policies

•                  Changing a Fundamental Restriction to a Nonfundamental Restriction

•                  Change Fundamental Investment Objective to Nonfundamental

•                  Name Rule Proposals

•                  Disposition of Assets/Termination/Liquidation

•                  Changes to the Charter Document

•                  Changing the Domicile of a Fund

•                  Change in Fund’s Subclassification

•                  Distribution Agreements

•                  Mergers

•                  Reimburse Shareholder for Expenses Incurred

•                  Terminate the Investment Adviser

12.                               Social and Environmental Issues

Boards of directors and company management are responsible for guiding the corporation in connection with matters that are most often the subject of shareholder proposals on social and environmental issues:  ensuring that the companies they oversee comply with applicable legal, regulatory and ethical standards, effectively managing risk, and assessing and addressing matters that may have a financial impact on shareholder value.  The Funds will generally vote in

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accordance with the board’s recommendation on such proposals unless it appears both that the stewardship noted above has fallen short and the issue is material to the company.  The former may be evidenced by the company’s failure to align its actions and disclosure with market practice and that of its peers, or the company’s having been subject to significant controversies, litigation, fines, or penalties in connection with the relevant issue.  Such instances will be considered CASE-BY-CASE.  The Funds will generally vote AGAINST shareholder proposals seeking to dictate corporate conduct, impose excessive costs or restrictions, duplicate policies already substantially in place, or release information that would not help a shareholder evaluate an investment in the corporation as an economic matter.  The Funds may ABSTAIN from voting on shareholder proposals where application of the Guidelines is unclear.  This may include cases where the concerns raised are considered valid but the policies or actions requested are not deemed appropriate or the issues are not clearly relevant to corporate performance or are not deemed appropriate for shareholder consideration.

13.                               Global Proxies

Companies incorporated outside the U.S. shall generally be subject to the foregoing U.S. Guidelines if they are listed on a U.S. exchange and treated as a U.S. domestic issuer by the SEC.  Where applicable and not provided for otherwise herein, certain U.S. Guidelines may also be applied to companies incorporated outside the U.S., e.g., companies with a significant base of U.S. operations and employees.  However, the following provide for differing regulatory and legal requirements, market practices, and political and economic systems existing in various global markets.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote AGAINST global proxy proposals when the Agent recommends voting AGAINST such proposal because relevant disclosure by the issuer, or the time provided for consideration of such disclosure, is inadequate.  For purposes of these global Guidelines, “AGAINST” shall mean withholding of support for a proposal, resulting in submission of a vote of AGAINST or ABSTAIN, as appropriate for the given market and level of concern raised by the Agent regarding the issue or lack of disclosure or time provided.

In connection with practices described herein that are associated with a firm AGAINST vote, it shall generally be the policy of the Funds to consider them on a CASE-BY-CASE basis if the Agent recommends their support (1) as the issuer or market transitions to better practices (e.g., having committed to new regulations or governance codes) or (2) as the more favorable choice when shareholders must choose between alternate proposals.

Routine Management Proposals

Generally, vote FOR the following and other similar routine management proposals:

•                  the opening of the shareholder meeting

•                  that the meeting has been convened under local regulatory requirements

•                  the presence of quorum

•                  the agenda for the shareholder meeting

•                  the election of the chair of the meeting

•                  the appointment of shareholders to co-sign the minutes of the meeting

•                  regulatory filings (e.g., to effect approved share issuances)

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•                  the designation of inspector or shareholder representative(s) of minutes of meeting

•                  the designation of two shareholders to approve and sign minutes of meeting

•                  the allowance of questions

•                  the publication of minutes

•                  the closing of the shareholder meeting

Consider proposals seeking authority to call shareholder meetings on less than 21 days’ notice on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to consider whether the issuer has provided clear disclosure of its compliance with any hurdle conditions for the authority imposed by applicable law and has historically limited its use of such authority to time-sensitive matters.

Discharge of Management/Supervisory Board Members

Generally, vote FOR management proposals seeking the discharge of management and supervisory board members, unless the Agent recommends AGAINST due to concern about the past actions of the company’s auditors or directors or legal action is being taken against the board by other shareholders, including when the proposal is bundled.  Generally do not withhold support from such proposals in connection with remuneration practices otherwise supported under these Guidelines or as a means of expressing disapproval of broader practices of the issuer or its board.

Director Elections

Unless otherwise provided for herein, the Agent’s standards with respect to determining director independence shall apply.  These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.

Agreement with the Agent’s independence standards shall not dictate that a Fund’s vote shall be cast according to the Agent’s corresponding recommendation.  Further, unless otherwise provided for herein, the application of Guidelines in connection with such standards shall apply only when the nominee’s level of independence can be ascertained based on available disclosure.  These policies generally apply to director nominees in uncontested elections; votes in contested elections, and votes on director nominees not subject to policies described herein, should be made on a CASE-BY-CASE basis, with primary consideration in contested elections given to input from the relevant Investment Professional(s).

For issuers domiciled in Finland, France, Ireland, the Netherlands, Sweden, or tax haven markets, generally vote AGAINST non-independent directors opposed by the Agent when the full board serves as the audit committee, or the company does not have an audit committee.

For issuers in all markets, vote AGAINST non-independent nominees to the audit committee, as well as bundled slates including such nominees, unless the Agent otherwise recommends support (e.g., due to market practices or requirements).  If the slate is bundled and audit committee membership is unclear or proposed as a separate agenda item, vote FOR if the Agent otherwise recommends support.  For Canadian issuers, the Funds’ U.S. Guidelines with respect to audit committees shall apply.  For issuers in all markets, nominees (or slates of nominees) will be voted AGAINST if opposed by the Agent for failing to disclose audit fees broken down by category.  If the Agent opposes audit committee members because fees for non-audit services

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(excluding significant, one-time events) exceed 50 percent of total auditor fees, the provisions under Section 13. Ratification of Auditors and Approval of Auditors’ Fees shall apply.

Generally, vote FOR non-independent directors when the full board serves as the remuneration (compensation) or nominating committee, or the company does not have a remuneration or nominating committee, if the board meets the applicable independence requirements of the relevant listing exchange.  Vote FOR non-independent directors who sit on the remuneration or nominating committees if such committee meets the applicable independence requirements of the relevant listing exchange.

Generally follow the Agent’s recommendations to vote AGAINST individuals nominated as outside/non-executive directors who do not meet the Agent’s standard for independence, unless the slate of nominees is bundled and includes independent nominees, in which case the proposal(s) to elect board members shall be considered on a CASE-BY-CASE basis.

Generally follow the Agent’s standards for withholding support (AGAINST or ABSTAIN, as appropriate) from bundled slates or non-independent directors (typically, but not always, excluding the CEO), as applicable, if the board does not meet the Agent’s independence standards or the board’s independence cannot be ascertained due to inadequate disclosure.

For issuers in Italy presenting multiple slates of directors (voto di lista), generally withhold support (AGAINST or ABSTAIN, as appropriate) from all slates until nominee names are disclosed, and upon disclosure, generally follow the Agent’s standards for assessing which slate is best suited to represent shareholder interests.

For issuers in Japan, generally follow the Agent’s recommendations in furtherance of greater board independence and minority shareholder protections, including:

•                  At companies with controlling shareholders, if the board after the shareholder meeting does not include at least two directors deemed independent under the Agent’s standards, generally vote AGAINST reelection of top executives.

•                  At companies with a three-committee structure, generally vote AGAINST (1) outside director nominees not deemed independent under the Agent’s standards if the board after the shareholder meeting is not majority independent and (2) non-independent directors on the nominating committee if the board does not include at least two directors deemed independent under the Agent’s standards.

•                  At all companies, vote AGAINST the top executive if the board does not include at least one outside director.

Consider on a CASE-BY-CASE basis any nominee whom the Agent cites as having failed to implement a majority-approved shareholder proposal.  Vote FOR if the shareholder proposal has been reasonably addressed.  Vote AGAINST if the shareholder proposal is supported under these Guidelines and the board has not disclosed a credible rationale for not implementing the proposal.

Generally, withhold support (AGAINST or ABSTAIN, as appropriate) from nominees or slates of nominees opposed by the Agent because they are presented in a manner not aligned with market best practice and/or regulation, including:

•                  Bundled slates of nominees (e.g., Canada, France, Hong Kong, or Spain);

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•                  Simultaneous reappointment of retiring directors (e.g., South Africa);

•                  In markets with term lengths capped by regulation or market practice, nominees whose terms exceed the caps or are not disclosed; or

•                  Nominees whose names are not disclosed in advance of the meeting or far enough in advance relative to voting deadlines to make an informed voting decision.

Generally vote FOR nominees without regard to recommendations that the position of chairman should be separate from that of CEO or otherwise required to be independent, unless other concerns requiring CASE-BY-CASE consideration have been raised.  The latter would include former CEOs proposed as board chairmen in markets such as the United Kingdom for which best practice and the Agent recommend against such practice.

When cumulative or net voting applies, generally vote with the Agent’s recommendation to support nominees asserted by the issuer to be independent, irrespective of audit committee membership, even if independence disclosure or criteria fall short of Agent’s standards.

Consider nominees for whom the Agent has raised concerns regarding scandals or internal controls on a CASE-BY-CASE basis, generally withholding support (AGAINST or ABSTAIN, as appropriate) from nominees or slates of nominees when:

•                  The scandal or shortfall in controls took place at the company, or an affiliate, for which the nominee is being considered;

•                  Culpability can be attributed to the nominee (e.g., nominee manages or audits the relevant function); and

•                  The nominee has been directly implicated, with resulting arrest and criminal charge or regulatory sanction.

Consider non-independent nominees on a CASE-BY-CASE basis when the Agent has raised concerns regarding diminished shareholder value as evidenced by a significant drop in share price, generally voting with Agent’s recommendation AGAINST such nominees when few, if any, outside directors are present on the board and:

•                  The founding family has retained undue influence over the company despite a history of scandal or problematic controls;

•                  The nominees have engaged in protectionist activities such as introduction of a poison pill or preferential and/or dilutive share issuances; or

•                  Evidence exists regarding compliance or accounting shortfalls.

If the Agent recommends withholding support due to other material failures or egregious actions, the Funds’ U.S. Guidelines with respect to such issues shall apply.

Consider nominees serving on the remuneration committee on a CASE-BY-CASE basis if the Agent recommends withholding support from nominees in connection with remuneration practices not otherwise supported by these Guidelines, including cases in which the issuer has not followed market practice by submitting a resolution on executive compensation.  For Canadian issuers, the Funds’ U.S. Guidelines with respect to Section 1. Voting on Director Nominees in Uncontested Elections, Compensation Practices, shall apply.

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For issuers in markets in which it is common practice for nominees’ attendance records to be disclosed, the Funds’ U.S. Guidelines with respect to director attendance shall apply.  The same two-year attendance policy shall be applied regarding attendance by directors and statutory auditors of Japanese companies if year-over-year data can be tracked by nominee.

Consider self-nominated director candidates on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such candidates, except that (1) an unqualified candidate will generally not be supported simply to effect a “protest vote” and (2) cases of multiple self-nominated candidates may be considered as a proxy contest if similar issues are raised (e.g., potential change in control).

Generally vote FOR nominees without regard to “over-boarding” issues raised by the Agent unless other concerns requiring CASE-BY-CASE consideration have been raised.

In cases where a director holds more than one board seat and corresponding votes, manifested as one seat as a physical person plus an additional seat as a representative of a legal entity, generally vote with the Agent’s recommendation to withhold support (AGAINST or ABSTAIN, as appropriate) from the legal entity and vote on the physical person.

Generally, vote with the Agent’s recommendation to withhold support (AGAINST or ABSTAIN, as appropriate) from nominees for whom support has become moot since the time the individual was nominated (e.g., due to death, disqualification, or determination not to accept appointment).

Generally, vote with the Agent’s recommendation when more candidates are presented than available seats and no other provisions under these Guidelines apply.

Board Structure

Generally, vote FOR proposals to fix board size, but vote AGAINST if the Agent opposes due to corporate governance, anti-takeover, or board independence concerns.  Generally, vote FOR proposals seeking a board range if the range is reasonable in the context of market practice and anti-takeover considerations.  Proposed article amendments in this regard shall be considered on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals.  Consider other proposals regarding board structure or policies on a CASE-BY-CASE basis, voting AGAINST if they promote practices not supported under these Guidelines.

Director and Officer Indemnification and Liability Protection

Generally, vote in accordance with the Agent’s standards for indemnification and liability protection for officers and directors, voting AGAINST overly broad provisions.

Independent Statutory Auditors

With respect to Japanese companies that have not adopted the three-committee structure, vote AGAINST any nominee to the position of “independent statutory auditor” whom the Agent considers affiliated, e.g., if the nominee has worked a significant portion of his career for the company, its main bank, or one of its top shareholders.  Where shareholders must vote on multiple nominees in a single resolution, vote AGAINST all nominees.  When multiple slates of statutory auditors are presented, generally vote with the Agent’s recommendation, typically to support nominees deemed to be more independent and/or aligned with interests of minority shareholders.

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Generally, vote AGAINST incumbent nominees at companies implicated in scandals or exhibiting poor internal controls.

Key Committees

Generally, except where market practice otherwise dictates, vote AGAINST proposals that permit non-board members to serve on the audit, remuneration (compensation), or nominating committee, provided that bundled slates, if otherwise acceptable under these Guidelines, may be supported if no slate nominee serves on the relevant committee(s).  If not otherwise addressed under these Guidelines, consider other negative recommendations from the Agent regarding committee members on a CASE-BY-CASE basis.

Director and Statutory Auditor Remuneration

Consider director compensation plans on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals, while also factoring in the merits of the rationale and disclosure provided.

Generally, vote FOR proposals to approve the remuneration of directors and auditors as long as the amount is not excessive (e.g., significant increases should be supported by adequate rationale and disclosure), there is no evidence of abuse, the recipient’s overall compensation appears reasonable, and the board and/or responsible committee meet exchange or market standards for independence.

For European issuers, vote AGAINST non-executive director remuneration if:

•                  The advance general meeting documents do not specify fees paid to non-executive directors;

•                  The company seeks to excessively increase the fees relative to market or sector practices without providing a reasonable rationale for the increase; or

•                  It provides for granting of stock options or similarly structured equity-based compensation.

For Toronto Stock Exchange (TSX) issuers, the Agent’s limits with respect to equity awards to non-employee directors shall apply.

Bonus Payments

With respect to Japanese companies, generally follow the Agent’s guidelines on retirement and annual bonus payments, which include voting FOR retirement bonus proposals if all payments are for directors or auditors who have served as executives of the company and AGAINST such proposals if any payments are for outsiders, except when deemed appropriate by the Agent, provided that no payments shall be supported unless the individual or aggregate amounts are disclosed.  In all markets, if issues have been raised regarding a scandal or internal controls, generally vote AGAINST bonus proposals for retiring directors or continuing directors or auditors when culpability can be attributed to the nominee (e.g., if a Fund is also voting AGAINST the nominee under criteria herein regarding issues of scandal or internal controls), unless bundled with bonuses for a majority of directors or auditors a Fund is voting FOR.

Stock Option Plans for Independent Internal Statutory Auditors

With respect to Japanese companies, follow the Agent’s guidelines with respect to proposals regarding option grants to independent internal statutory auditors or other outside parties, generally voting AGAINST such plans.

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Amendment Procedures for Equity Compensation Plans and Employee Share Purchase Plans (ESPPs)

For TSX issuers, votes with respect to amendment procedures for security-based compensation arrangements and ESPPs shall generally be cast in a manner designed to preserve shareholder approval rights, with voting decisions generally based on the Agent’s recommendation.

Compensation Plans and Shares Reserved for Equity Compensation Plans

Unless otherwise provided for herein, votes with respect to equity compensation plans (e.g., option, warrant, restricted stock, or employee share purchase plans or participation in company offerings such as IPOs or private placements) or awards thereunder, the issuance of shares in connection with such plans, cash-based plans where appropriate, or related management proposals (e.g., article amendments), should be determined on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals, considering quantitative or qualitative factors as appropriate for the market and utilizing the Agent’s methodology, including classification of a company’s stage of development as growth or mature and the corresponding determination as to reasonability of the share requests.

Generally, vote AGAINST proposals that:

•                  Exceed Agent’s recommended burn rates or dilution limits, including cases in which the Agent suggests dilution cannot be fully assessed (e.g., due to inadequate disclosure);

•                  Provide deep or near-term discounts (or the equivalent, such as dividend equivalents on unexercised options) to executives or directors, unless discounts to executives are deemed by the Agent to be adequately mitigated by other requirements such as long-term vesting or performance requirements (e.g., Japan) or broad-based employee participation otherwise meeting the Agent’s standards (e.g., France);

•                  Are administered with discretion by potential grant recipients, unless such discretion is deemed acceptable due to market practice or other mitigating provisions;

•                  Provide for retirement benefits or equity incentive awards to outside directors if not in line with market practice (e.g., Australia, Belgium, or The Netherlands);

•                  Permit financial assistance to executives, directors, subsidiaries, affiliates, or related parties under conditions not supported by the Agent (e.g., misaligned with shareholders’ interests and/or posing excessive risk or independence concerns);

•                  For matching share plans, do not meet the Agent’s standards, considering holding period, discounts, dilution, participation, purchase price, and performance criteria;

•                  Provide for vesting upon change in control if deemed to evidence a potential conflict of interest or anti-takeover device or if the change in control definition is too liberal (e.g., does not result in actual change in control);

•                  Provide inadequate disclosure regarding vesting or performance requirements.

•                  Include vesting or performance periods that do not meet market standards (or the Agent’s standards where market standards are unclear);

•                  Permit post-employment vesting or exercise if deemed inappropriate by the Agent;

•                  Allow plan administrators to make material amendments without shareholder approval unless adequate prior disclosure has been provided, with such voting decisions generally based on the Agent’s approach to evaluating such plans;

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•                  Provide for contract or notice periods or severance/termination payments that exceed market practice, e.g., relative to multiples of annual compensation;

•                  Promote a pay practice (or combination of practices) not otherwise supported under these Guidelines that appears to diminish accountability to shareholders and/or has created a misalignment between CEO pay and performance with regard to shareholder value; or

•                  Provide for retesting in connection with achievement of performance hurdles unless the Agent’s analysis indicates that (1) performance targets are adequately increased in proportion to the additional time available, (2) the retesting is de minimis as a percentage of overall compensation or is acceptable relative to market practice, or (3) the issuer has committed to cease retesting within a reasonable period of time.

Generally, vote FOR such plans/awards or the related issuance of shares that (1) do not suffer from the defects noted above or (2) otherwise meet the Agent’s tests if the considerations raised by the Agent pertain primarily to vesting provisions, performance hurdles, discretionary bonuses, recruitment awards, retention incentives, non-compete payments, severance/termination payments, or incentive structures if:

(1)                     The company has provided adequate disclosure and/or a reasonable rationale regarding the relevant plan/award, practice, or participation;

(2)                     The recipient’s overall compensation appears reasonable;

(3)                     Potential payments or awards are not so significant (individually or collectively) as to potentially influence an executive’s decision-making (e.g., to enter into a transaction that will result in a change of control payment) or to effectively act as a poison pill; and

(4)                     The board and/or responsible committee meet exchange or market standards for independence.

Unless otherwise provided for herein, market practice of the primary country in which a company does business or competes for talent, or in which an employee is serving, as applicable, shall supersede that of the issuer’s domicile.

Consider proposals in connection with such plans or the related issuance of shares in other instances on a CASE-BY-CASE basis.

Remuneration Reports (Advisory Votes on Executive Compensation)

Generally, withhold support (AGAINST or ABSTAIN as appropriate for specific market and level of concerns identified) from remuneration reports/advisory votes on compensation that include compensation plans that:

(1)                     Permit practices or features not supported under these Guidelines, including conditions described under Compensation Plans and Shares Reserved for Equity Compensation Plans above;

(2)                     Permit retesting excessive relative to market practice (irrespective of the Agent’s support for the report as a whole);

(3)                     Cite long-term incentive plans deemed to be inadequately aligned with shareholders because the performance period is too short or they lack an appropriate equity component (e.g., overly cash-based plans), except that the latter will be considered CASE-BY-CASE in connection with executives already holding significant equity positions;

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(4)                     Cite equity award valuation methods triggering a negative recommendation from the Agent;

(5)                     Include components, metrics, or rationales that have not been disclosed in line with market practice (although retrospective disclosure may be considered adequate);

(6)                     For issuers in Australia, permit open market purchase of shares in support of equity grants in lieu of seeking shareholder approval, but only if the issuer has a history of significant negative votes when formally seeking approval for such grants; or

(7)                     Include provisions for retirement benefits or equity incentive awards to outside directors if not in line with market practice, except that reports will generally be voted FOR if contractual components are reasonably aligned with market practices on a going-forward basis (e.g., existing obligations related to retirement benefits or terms contrary to evolving standards would not preclude support for the report).

Reports receiving the Agent’s support and not triggering the concerns cited above will generally be voted FOR.  Unless otherwise provided for herein, reports not receiving the Agent’s support due to concerns regarding vesting provisions, performance hurdles, discretionary bonuses, recruitment awards, retention incentives, non-compete payments, severance/termination payments, or incentive structures not otherwise supported by these Guidelines shall be considered on a CASE-BY-CASE basis, generally voted FOR if:

(1)                     The company has provided a reasonable rationale and/or adequate disclosure regarding the matter(s) under consideration;

(2)                     The recipient’s overall compensation appears reasonable;

(3)                     Potential payments or awards are not so significant (individually or collectively) as to potentially influence an executive’s decision-making (e.g., to enter into a transaction that will result in a change of control payment) or to effectively act as a poison pill; and

(4)                     The board and/or responsible committee meet exchange or market standards for independence.

Reports with typically unsupported features may be voted FOR when the Agent recommends their initial support as the issuer or market transitions to better practices (e.g., having committed to new regulations or governance codes).

Proposals to Provide an Advisory Vote on Executive Compensation

For issuers in Canada, generally support proposals seeking a say on pay, with a preference for an annual vote.

Shareholder Proposals Regarding Executive and Director Pay

Except as otherwise provided for herein, the Funds’ U.S. Guidelines with respect to shareholder proposals regarding executive and director pay shall generally apply.

General Share Issuances

Unless otherwise provided for herein, voting decisions shall generally be based on the Agent’s practice to determine support for general issuance requests (with or without preemptive rights), or related requests to repurchase and reissue shares, based on their amount relative to currently issued capital, appropriate volume and duration parameters, and market-specific considerations (e.g., priority right protections in France, reasonable levels of dilution and discount in Hong

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Kong).  Requests to reissue repurchased shares will not be supported unless a related general issuance request is also supported.

Consider specific issuance requests on a CASE-BY-CASE basis based on the proposed use and the company’s rationale.

Generally, vote AGAINST proposals to issue shares (with or without preemptive rights), convertible bonds, or warrants, to grant rights to acquire shares, or to amend the corporate charter relative to such issuances or grants when concerns have been identified by the Agent with respect to inadequate disclosure, inadequate restrictions on discounts, failure to meet the Agent’s standards for general issuance requests, or authority to refresh share issuance amounts without prior shareholder approval.

Generally, vote AGAINST nonspecific proposals authorizing excessive discretion to a board.

Increases in Authorized Capital

Unless otherwise provided for herein, voting decisions should generally be based on the Agent’s approach, as follows.  Generally:

•                  Vote FOR nonspecific proposals, including bundled proposals, to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

•                  Vote FOR specific proposals to increase authorized capital, unless:

•                  The specific purpose of the increase (such as a share-based acquisition or merger) does not meet these Guidelines for the purpose being proposed; or

•                  The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

•                  Vote AGAINST proposals to adopt unlimited capital authorizations.

•                  The Agent’s market-specific exceptions to the above parameters shall be applied.

Preferred Stock

Unless otherwise provided for herein, voting decisions should generally be based on the Agent’s approach, including:

•                  Vote FOR the creation of a new class of preferred stock or issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

•                  Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets the Agent’s guidelines on equity issuance requests.

•                  Vote AGAINST the creation of (1) a new class of preference shares that would carry superior voting rights to the common shares or (2) blank check preferred stock, unless the board states that the authorization will not be used to thwart a takeover bid.

Poison Pills/Protective Preference Shares

Generally, vote AGAINST management proposals in connection with poison pills or anti-takeover activities (e.g., disclosure requirements or issuances, transfers, or repurchases) that do not meet the Agent’s standards.  Generally vote in accordance with Agent’s recommendation to withhold support from a nominee in connection with poison pill or anti-takeover considerations

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when responsibility for the actions can be reasonably attributed to the nominee.  Generally DO NOT VOTE AGAINST director remuneration in connection with poison pill considerations raised by the Agent.

Waiver on Tender-Bid Requirement

Generally, consider proposals on a CASE-BY-CASE basis seeking a waiver for a major shareholder or concert party from the requirement to make a buyout offer to minority shareholders, voting FOR when little concern of a creeping takeover exists and the company has provided a reasonable rationale for the request, and with voting decisions generally based on the Agent’s approach to evaluating such requests.

Approval of Financial Statements and Director and Auditor Reports

Generally, vote FOR management proposals seeking approval of financial accounts and reports, unless there is concern about the company’s financial accounts and reporting, which, in the case of related party transactions, would include concerns raised by the Agent regarding inadequate disclosure, remuneration arrangements (including severance/termination payments exceeding local standards for multiples of annual compensation), or consulting agreements with non-executive directors.  Unless otherwise provided for herein, reports not receiving the Agent’s support due to other concerns regarding severance/termination payments not otherwise supported by these Guidelines shall be considered on a CASE-BY-CASE basis, factoring in the merits of the rationale or disclosure provided and generally voted FOR if the overall remuneration package and/or program at issue appears reasonable and the board and/or responsible committee meet exchange or market standards for independence.  Generally, vote AGAINST board-issued reports receiving a negative recommendation from the Agent due to concerns regarding independence of the board or the presence of non-independent directors on the audit committee.  However, generally do not withhold support from such proposals in connection with remuneration practices otherwise supported under these Guidelines or as a means of expressing disapproval of broader practices of the issuer or its board.

Remuneration of Auditors

Generally, vote FOR proposals to authorize the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.

Indemnification of Auditors

Generally, vote AGAINST proposals to indemnify auditors.

Ratification of Auditors and Approval of Auditors’ Fees

For Canadian issuers, the Funds’ U.S. Guidelines with respect to auditors and auditor fees shall apply.

For other markets, generally, follow the Agent’s standards for proposals seeking auditor ratification or approval of auditors’ fees, which generally indicate a vote FOR such proposals if the level of disclosure and independence meet the Agent’s standards.  However, if fees for non-audit services (excluding significant, one-time events) exceed 50 percent of total auditor fees, consider on a CASE-BY-CASE basis, and vote AGAINST ratification of auditors or approval of auditors’ fees opposed by the Agent if it appears that remuneration for the non-audit work is so lucrative as to taint the auditor’s independence, including circumstances where no rationale is provided.

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In other cases, generally vote FOR such proposals unless there are material concerns raised by the Agent about the auditor’s practices or independence.

Audit Commission

Consider nominees to the audit commission on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such candidates.

Allocation of Income and Dividends

With respect to Japanese companies, consider management proposals concerning allocation of income and the distribution of dividends, including adjustments to reserves to make capital available for such purposes, on a CASE-BY-CASE basis, generally voting with the Agent’s recommendations to support such proposals unless:

•                  The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

•                  The payout is excessive given the company’s financial position.

Generally vote FOR such proposals by issuers in other markets.

In any markets, in the event management offers multiple dividend proposals on the same agenda, consider on a CASE-BY-CASE basis, with primary consideration given to input from the relevant Investment Professional(s) and voting decisions generally based on the Agent’s recommendation if no input is received.

Stock (Scrip) Dividend Alternatives

Generally, vote FOR most stock (scrip) dividend proposals, but vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Debt Instruments and Issuance Requests

Generally, vote AGAINST proposals authorizing excessive discretion to a board to issue or set terms for debt instruments (e.g., commercial paper).  Generally, vote FOR debt issuances for companies when the gearing level (current debt-to-equity ratio) is between zero and 100 percent.  Review on a CASE-BY-CASE basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent, or for which inadequate disclosure precludes calculation of the gearing level, comparing any such proposed debt issuance to industry and market standards, and with voting decisions generally based on the Agent’s approach to evaluating such requests.

Financing Plans

Generally, vote FOR the adoption of financing plans if they are in the best economic interests of shareholders.

Related Party Transactions

Consider related party transactions on a CASE-BY-CASE basis.  Generally, vote FOR approval of such transactions unless the agreement requests a strategic move outside the company’s charter, contains unfavorable or high-risk terms (e.g., deposits without security interest or guaranty), or is deemed likely to have a negative impact on director independence.

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Approval of Donations

Generally, vote AGAINST such proposals unless adequate, prior disclosure of amounts is provided; if so, single- or multi-year authorities may be supported.

Capitalization of Reserves

Generally, vote FOR proposals to capitalize the company’s reserves for bonus issues of shares or to increase the par value of shares, unless concerns not otherwise supported under these Guidelines are raised by the Agent.

Investment of Company Reserves

These proposals should generally be analyzed on a CASE-BY-CASE basis, with primary consideration given to input from the relevant Investment Professional(s).

Article and Bylaw Amendments

Review on a CASE-BY-CASE basis all proposals seeking adoption of, or amendments to, the articles of association, bylaws, or related board policies.

Generally, vote FOR the proposal if:

•                  The change or policy is editorial in nature;

•                  Shareholder rights are protected;

•                  There is negligible or positive impact on shareholder value;

•                  Management provides adequate reasons for the amendments or the Agent otherwise supports management’s position;

•                  It seeks to discontinue and/or delist a form of the issuer’s securities when the relevant Fund does not hold the affected security type;

•                  Notice or disclosure requirements are reasonable; or

•                  The company is required to do so by law (if applicable).

Generally, vote AGAINST the proposal if:

•                  It removes or lowers quorum requirements for board or shareholder meetings below levels recommended by the Agent;

•                  It reduces relevant disclosure to shareholders;

•                  It seeks to align the articles with provisions of another proposal not supported by these Guidelines;

•                  It is not supported under these Guidelines, is presented within a bundled proposal, and the negative impact, on balance, outweighs any positive impact; or

•                  It imposes a negative impact on existing shareholder rights, including rights of the Funds, or diminishes accountability to shareholders to the extent that any positive impact would not be deemed to be sufficient to outweigh removal or diminution of such rights.

With respect to article amendments for Japanese companies:

•                  Generally vote FOR management proposals to amend a company’s articles to expand its business lines.

•                  Generally vote FOR management proposals to amend a company’s articles to provide for an expansion or reduction in the size of the board, unless the expansion/reduction is clearly disproportionate to the growth/decrease in the scale of the business or raises anti-takeover concerns.

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•                  If anti-takeover concerns exist, generally vote AGAINST management proposals, including bundled proposals, to amend a company’s articles to authorize the Board to vary the annual meeting record date or to otherwise align them with provisions of a takeover defense.

•                  Generally follow the Agent’s guidelines with respect to management proposals regarding amendments to authorize share repurchases at the board’s discretion, voting AGAINST proposals unless there is little to no likelihood of a creeping takeover or constraints on liquidity (free float of shares is low), and where the company is trading at below book value or is facing a real likelihood of substantial share sales; or where this amendment is bundled with other amendments which are clearly in shareholders’ interest.

Other Business

In connection with global proxies, vote in accordance with the Agent’s market-specific recommendations on management proposals for Other Business, generally AGAINST.

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